UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013—December 31, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2013

EQ Advisors Trust Annual Report

December 31, 2013

2013 Market Overview

Economy

The employment picture in the U.S. continued to brighten in 2013. Three of the final four months of the year showed non-farm payroll gains of more than 200,000, and the unemployment rate dropped to 7.0%, a rate last seen in 2008. Housing continued to show a meaningful recovery in most markets and the automobile sector showed its best year since 2007. Nonetheless, the economy showed some worrisome trends, namely the increasing dependence of retailers on major markdowns in order to move merchandise, and the fact that much of the upward revision to the fourth quarter’s GDP report was tied to inventory growth, rather than to legitimate consumer demand.

At its final meeting of 2013, the Federal Reserve decided to begin to reduce the $85 billion per month it had been buying in longer-term Treasury and mortgage securities. While this move was long expected, it was the first sign that the Fed itself felt confident enough in the strength of the economy to begin unwinding its unprecedented easing posture.

Fixed Income

In the first half of the year, Japan flooded the global financial markets with liquidity, which served to buoy all assets, including the very expensive risk-free rates in the beginning of the year. In the spring, interest rates rose sharply when markets reacted to the announcement that Fed might consider tapering its quantitative easing program in the fourth quarter. The uncertainty and resulting volatility also had an impact on credit markets, which witnessed spread widening across all sectors including corporate credit and structured products.

By mid-year, two events led to an uptick in risk sentiment within fixed-income markets. Larry Summers withdrew from the race for the Chairmanship of the Federal Reserve, and the Fed surprised markets by deciding to refrain from tapering its quantitative easing program due to a perceived tightening of financial conditions. However, volatility returned to the markets towards the end of September due to the U.S. government shut down and prolonged political wrangling over the debt ceiling issue.

At the end of the year, U.S. Treasury rates generally rose across the yield curve. In light of stronger U.S. economic data, consistent labor market improvement, and reduced political risk, the Fed announced that it would slow the pace of purchases beginning in January 2014 by $10bn per month, split evenly between agency mortgage-backed securities and Treasuries.

US Equity

In 2013, U.S. equities, as represented by the S&P 500 Index, posted an impressive gain of 32.4% for the year, as the world’s largest central banks continued stimulus measures and corporate profits benefited from slow-but-positive economic growth. Mid-cap U.S. equities, as represented by the S&P MidCap 400 Index, posted an impressive gain of 33.5% in 2013, as mid-cap company profits benefited from the growth environment. Small companies benefited even more, as the Russell 2000® Index of U.S. small-cap stocks gained 38.8% for the year.

The U.S. equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. Moving into spring, the ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish U.S. growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the U.S. Federal Reserve would maintain its accommodative stance. Additionally, the U.S. recovery was strong enough to support corporate revenues while nearly stagnant wage growth kept costs low.

The waning months of the year brought another sharp rally as the Fed defied market expectations with its September decision to delay tapering its asset purchases. Turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper, ultimately commencing in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

International Equity

International equities, as represented by the MSCI EAFE Index, posted an impressive gain of 22.8% (in US dollar terms) for the 12-month period ended December 31, 2013 as the world’s largest central banks continued to shore up their economies with stimulus measures.

Building on a year of gains that followed roughly in step with the U.S. stock market, world equity markets closed the year on a strong note, fuelled by signs that the global economy continued to improve, but at a pace sufficiently modest to allow most major central banks to maintain accommodative policies. With conditions in the periphery having stabilized and Germany continuing to motor along, the Eurozone emerged from recession. However, the fragile recovery, combined with a lack of inflationary pressures, prompted a surprise rate cut by the

European Central Bank. The Bank of England kept interest rates and its asset purchase target unchanged despite the U.K. having racked up three straight quarters of gross domestic product (GDP) growth. Japan appears to be responding, at least partially, to policymakers’ attempts to reflate the economy. Economic growth has slowed in recent months, but remains positive. The Bank of Japan’s asset purchase program continued to put pressure on the yen, helping boost the profitability of export-oriented corporations even as year-over-year consumer price index readings rose to their highest levels since 2008.

In contrast to strength exhibited in developed markets, emerging market equities generally posted weak returns. In particular, countries with high deficits have been hurt by the U.S. Federal Reserve’s steps to begin to unwind its monetary stimulus and the potential for higher interest rates. For the 12-month period, the MSCI Emerging Markets GR Index sagged -2.3%

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2013.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. The S&P 500 Index is a widely recognized index that is considered representative of the performance of the large-cap sector of the U.S. stock market. The S&P MidCap 400 Index is a widely recognized index that is considered representative of the performance of the mid-cap sector of the U.S. stock market. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The MSCI EAFE Index measures equity performance in foreign developed markets. The MSCI Emerging Markets Index measures equity performance in global emerging market countries.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Distributors, LLC.

AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company.

AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE 91457 (2/14) (Exp. 2/16)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2003, through December 31, 2013. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bank of America Merrill Lynch All U.S. Convertibles Index

The index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

Bank of America Merrill Lynch Global Broad Market Index

The Global Broad Market Index tracks the performance of investment grade public debt issued in the major domestic and Eurobonds markets.

Bank of America Merrill Lynch High Yield Master II Index

The index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month end rebalancing date.

Bank of America Merrill Lynch 3-Month Treasury Bill Index

An index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is possible for a seasoned 6-month Bill to be selected.

Barclays U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Intermediate U.S. Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Barclays Intermediate U.S. Government/Credit Index

An unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Barclays World Government Inflation-Linked Bond Index

The index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely and able to invest. To be included a market must have aggregate issuance of $4bln or more and have minimum rating of A3/A- for G7 and euro-zone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

The Calvert Social Index®

The Calvert Social Index® measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). The Dow Jones TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

NOTES ON PERFORMANCE (Unaudited)

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”)

The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the freefloat market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly.

The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

FTSE EPRA/NAREIT Developed Index

The index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

FTSE 100 Index (“FTSE 100”)

The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of August 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) All Country (“AC”) World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and 21 emerging markets.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index

The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 44 Developed Markets and Emerging Markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) AC World ex. U.S. Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 23 developed and the 21 emerging markets and has growth investment style characteristics.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Div) Index

Is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

The MSCI Commodity Producers Indices are free float-adjusted market capitalization indices designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed markets.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a greater than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a less-than average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000

NOTES ON PERFORMANCE (Unaudited)

securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with a less than average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Select Sector Energy Index

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large caps and small caps. It covers approximately 7% of the U.S. equities market.

S&P/ASX 200 Index (“S&P/ASX 200”)

The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

TOPIX Index (“TOPIX”)

The TOPIX, also known as the Tokyo Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

Volatility Managed Index — International (“VMI — Intl”)

An index that utilizes the MSCI EAFE Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the MSCI EAFE Index based on its observed historic volatility.

Volatility Managed Index — International II (“VMI — International II”)

An index that applies a formula to the MSCI EAFE® Index adjusting the exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International Proxy (“VMI —International Proxy”)

An index that utilizes a blend of 40% DJ Euro Stoxx 50®, 25% FTSE 100, 25% TOPIX®, and 10% S&P/ ASX 200® (“International Proxy”) with an overlying formulaic adjustment that dynamically modifies the equity exposure to the International Proxy based on its observed historic volatility.

Volatility Managed Index — International Proxy II (“VMI —International Proxy II”)

An index that applies a formula to a blend of 40% DJ Euro Stoxx 50®, 25% FTSE 100, 25% TOPIX®, and 10% S&P/ ASX 200® (“International Proxy”) adjusting the exposure of the international Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

An index that utilizes the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI — Large Cap Core II”)

An index that utilizes the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

An index that utilizes a blend of the S&P 500 Index and the Russell 1000® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

An index that utilizes a blend of the S&P 500 Index and the Russell 1000® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

An index that utilizes the S&P 400 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 400 Index based on its observed historic volatility.

Volatility Managed Index — Mid Cap Core II (“VMI — Mid Cap Core II”)

An index that utilizes the S&P 400 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 400 Index based on its observed historic volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

An index that utilizes a blend of the S&P 400 Index and the Russell Mid Cap® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 400 Index equity exposure of the index based on observed historic volatility.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

An index that utilizes the Russell 2000® Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the Russell 2000® Index based on its observed historic volatility.

Volatility Managed Index — Small Cap Core II (“VMI — Small Cap Core II”)

An index that utiliz es the Russell 2000® Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the Russell 2000® Index based on its observed historic volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

An index that utilizes a blend of the Russell 2000® Index and the Russell 2500® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the Russell 2000® Index equity exposure of the index based on observed historic volatility.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	11.18%	10.71%
Portfolio – Class K Shares*	11.46	10.99
S&P 500 Index	32.39	25.07
Barclays Intermediate U.S. Government/Credit Index	(0.86)	0.03
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.18% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39% and the Barclays Intermediate U.S Government/Credit Index (0.86)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•	As of 12/31/2013, the Portfolio’s fixed-income allocation consisted of investment grade bonds (27.4%), international bonds (6.8%), and high-yield bonds (5.0%).

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (7.2%), large cap value stocks (6.7%), mid cap stocks (11.2%), small cap stocks (6.2%) and international stocks (14.8%).

•

As of 12/31/2013, the Portfolio also had 14.7% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

The Portfolio holds a strategic weighting in core and alternative asset classes, and its performance is driven by the relative strength or weakness of these sectors. In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity and support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. Gold investors suffered, as the outlook for inflation remained unclear, contributing to severe losses in the metal. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds and gold detracted.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Global Bond PLUS Portfolio	13.0%
EQ/T. Rowe Price Growth Stock Portfolio	8.5
EQ/BlackRock Basic Value Equity Portfolio	7.1
EQ/Boston Advisors Equity Income Portfolio	6.3
EQ/MFS International Growth Portfolio	6.3
EQ/PIMCO Global Real Return Portfolio	5.9
EQ/AllianceBernstein Small Cap Growth Portfolio	5.8
EQ/GAMCO Small Company Value Portfolio	5.1
EQ/High Yield Bond Portfolio	5.0
Multimanager Core Bond Portfolio	4.1
EQ/Natural Resources PLUS Portfolio	3.8
EQ/PIMCO Ultra Short Bond Portfolio	3.7
EQ/Intermediate Government Bond Portfolio	3.3
EQ/International Core PLUS Portfolio	3.3
EQ/Real Estate PLUS Portfolio	3.1
iShares® JP Morgan USD Emerging Markets Bond ETF	2.9
EQ/GAMCO Mergers and Acquisitions Portfolio	2.9
EQ/Emerging Markets Equity PLUS Portfolio	1.6
iShares® COMEX Gold Trust	1.6
iShares® MSCI EAFE Small-Cap ETF	1.2
iShares® International Developed Property ETF	1.0
PowerShares DB Gold Fund	0.8
iShares® U.S. Oil & Gas Exploration & Production ETF	0.6
EQ/Invesco Comstock Portfolio	0.5
iShares® MSCI Global Gold Miners ETF	0.4
SPDR® S&P Emerging Markets SmallCap ETF	0.4
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.4
iShares® China Large-Cap ETF	0.3
EQ/Core Bond Index Portfolio	0.3
iShares® Silver Trust	0.3
SPDR® S&P Emerging Asia Pacific ETF	0.3
PowerShares DB Silver Fund	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,089.29	$1.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79
Class K
Actual	1,000.00	1,090.98	0.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.70	0.51

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	15,218	$327,522
EQ/BlackRock Basic Value Equity Portfolio‡	20,310	402,496
EQ/Boston Advisors Equity Income Portfolio‡	53,299	361,094
EQ/Core Bond Index Portfolio‡	1,922	18,963
EQ/Emerging Markets Equity PLUS Portfolio‡	9,981	94,124
EQ/GAMCO Mergers and Acquisitions Portfolio‡	12,229	162,491
EQ/GAMCO Small Company Value Portfolio‡	5,161	288,674
EQ/Global Bond PLUS Portfolio‡	79,106	739,526
EQ/High Yield Bond Portfolio‡	28,083	283,522
EQ/Intermediate Government Bond Portfolio‡	18,562	189,386
EQ/International Core PLUS Portfolio‡	18,351	189,242
EQ/Invesco Comstock Portfolio‡	1,900	26,571
EQ/MFS International Growth Portfolio‡	48,221	355,705
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	997	20,450
EQ/Natural Resources PLUS Portfolio‡	20,917	215,587
EQ/PIMCO Global Real Return Portfolio‡	35,568	334,341
EQ/PIMCO Ultra Short Bond Portfolio‡	21,303	210,810
EQ/Real Estate PLUS Portfolio‡	18,165	174,886
EQ/T. Rowe Price Growth Stock Portfolio*‡	14,341	481,908
iShares® China Large-Cap ETF	515	19,750
iShares® COMEX Gold Trust*	7,720	$90,170
iShares® International Developed Property ETF	1,470	54,949
iShares® JP Morgan USD Emerging Markets Bond ETF	1,520	164,402
iShares® MSCI EAFE Small-Cap ETF	1,340	68,313
iShares® MSCI Global Gold Miners ETF	2,750	25,052
iShares® Silver Trust*	1,010	18,897
iShares® U.S. Oil & Gas Exploration & Production ETF	430	35,398
Multimanager Core Bond Portfolio‡	23,500	232,013
PowerShares DB Gold Fund*	1,130	45,607
PowerShares DB Silver Fund*	450	14,531
SPDR® S&P Emerging Asia Pacific ETF	200	15,430
SPDR® S&P Emerging Markets SmallCap ETF	485	22,509

Total Investments (97.3%) (Cost $5,560,636)		5,684,319
Other Assets Less Liabilities (2.7%)		160,411

Net Assets (100%)		$5,844,730

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$46,750	$360,934	$104,097	$327,522	$863	$25,263
EQ/BlackRock Basic Value Equity Portfolio	43,709	383,184	65,729	402,496	6,078	166
EQ/Boston Advisors Equity Income Portfolio	19,727	404,205	58,949	361,094	6,925	31,956
EQ/Core Bond Index Portfolio	2,922	20,756	4,361	18,963	252	(10)
EQ/Davis New York Venture Portfolio	32,962	119,071	151,412	—	643	16,484
EQ/Emerging Markets Equity PLUS Portfolio	—	116,024	21,651	94,124	652	(152)
EQ/Equity 500 Index Portfolio	56,360	28,424	84,750	—	—	9,341
EQ/GAMCO Mergers and Acquisitions Portfolio	23,817	212,829	75,431	162,491	908	6,568
EQ/GAMCO Small Company Value Portfolio	40,656	274,316	58,922	288,674	1,248	9,979
EQ/Global Bond PLUS Portfolio	111,430	813,966	163,777	739,526	54	17,192
EQ/High Yield Bond Portfolio	—	348,668	60,262	283,522	13,139	675
EQ/Intermediate Government Bond Portfolio	29,096	205,865	43,589	189,386	829	(80)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/International Core PLUS Portfolio	$29,611	$194,153	$48,323	$189,242	$1,847	$(26)
EQ/International Equity Index Portfolio	1,581	857	2,360	—	—	308
EQ/Invesco Comstock Portfolio (a)	—	26,048	—	26,571	1,048	—
EQ/MFS International Growth Portfolio	51,525	364,499	76,081	355,705	3,635	3,232
EQ/Mid Cap Index Portfolio	1,522	857	2,329	—	—	255
EQ/Morgan Stanley Mid Cap Growth Portfolio	7,564	42,639	32,169	20,450	—	2,326
EQ/Natural Resources PLUS Portfolio	—	240,469	33,105	215,587	2,785	(13)
EQ/PIMCO Global Real Return Portfolio	—	422,132	75,257	334,341	1,021	(614)
EQ/PIMCO Ultra Short Bond Portfolio	18,952	222,012	28,420	210,810	1,968	(8)
EQ/Real Estate PLUS Portfolio	—	221,236	37,885	174,886	3,277	(78)
EQ/Small Company Index Portfolio	4,581	2,571	7,267	—	—	404
EQ/T. Rowe Price Growth Stock Portfolio	35,446	522,888	150,798	481,908	—	763
Multimanager Core Bond Portfolio	40,995	247,549	52,006	232,013	2,271	123

	$599,206	$5,796,152	$1,438,930	$5,109,311	$49,443	$124,054

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Van Kampen Comstock Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$575,008	$—	$—	$575,008
Investment Companies	—	5,109,311	—	5,109,311

Total Assets	$575,008	$5,109,311	$—	$5,684,319

Total Liabilities	$—	$—	$—	$—

Total	$575,008	$5,109,311	$—	$5,684,319

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,389,094
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,714,991

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$233,781
Aggregate gross unrealized depreciation	(114,171)

Net unrealized appreciation	$119,610

Federal income tax cost of investments	$5,564,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,953,055)	$5,109,311
Unaffiliated Issuers (Cost $607,581)	575,008
Cash	133,901
Receivable from Separate Accounts for Trust shares sold	62,811
Receivable from investment manager	18,573
Dividends, interest and other receivables	1,069
Other assets	4

Total assets	5,900,677

LIABILITIES
Payable for securities purchased	43,464
Distribution fees payable - Class IB	819
Payable to Separate Accounts for Trust shares redeemed	148
Trustees’ fees payable	4
Accrued expenses	11,512

Total liabilities	55,947

NET ASSETS	$5,844,730

Net assets were comprised of:
Paid in capital	$5,650,230
Accumulated undistributed net investment income (loss)	580
Accumulated undistributed net realized gain (loss) on investments	70,237
Net unrealized appreciation (depreciation) on investments	123,683

Net assets	$5,844,730

Class IB
Net asset value, offering and redemption price per share, $4,384,572 / 395,595 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.08

Class K
Net asset value, offering and redemption price per share, $1,460,158 / 131,732 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.08

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($49,443 of dividend income received from affiliates)	$57,449
Interest	56

Total income	57,505

EXPENSES
Custodian fees	75,000
Administrative fees	36,451
Professional fees	33,546
Offering costs	15,372
Printing and mailing expenses	6,244
Distribution fees - Class IB	4,061
Investment management fees	2,634
Trustees’ fees	53
Miscellaneous	718

Gross expenses	174,079
Less: Waiver from investment manager	(39,085)
Reimbursement from investment manager	(128,297)

Net expenses	6,697

NET INVESTMENT INCOME (LOSS)	50,808

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($28,240 of realized gain (loss) from affiliates)	32,684
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	95,814

Net realized gain (loss)	128,498

Net change in unrealized appreciation (depreciation) on investments ($152,883 of change in unrealized appreciation (depreciation) from affiliates)	115,884

NET REALIZED AND UNREALIZED GAIN (LOSS)	244,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,190

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$50,808	$8,800
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	128,498	7,724
Net change in unrealized appreciation (depreciation) on investments	115,884	7,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,190	24,323

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(52,619)	(3,178)
Class K	(22,612)	(7,822)

	(75,231)	(11,000)

Distributions from net realized capital gains
Class IB	(28,340)	(10)
Class K	(10,574)	(23)

	(38,914)	(33)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(114,145)	(11,033)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 479,450 and 25,000 shares, respectively ]	5,178,347	250,000
Capital shares issued in reinvestment of dividends and distributions [ 7,367 and 315 shares, respectively ]	80,959	3,188
Capital shares repurchased [ (116,537) and 0 shares, respectively ]	(1,233,447)	—

Total Class IB transactions	4,025,859	253,188

Class K†
Capital shares sold [ 80,211 and 59,250 shares, respectively ]	862,261	594,473
Capital shares issued in reinvestment of dividends and distributions [ 3,020 and 774 shares, respectively ]	33,186	7,845
Capital shares repurchased [ (10,728) and (795) shares, respectively ]	(118,324)	(8,093)

Total Class K transactions	777,123	594,225

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,802,982	847,413

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,984,027	860,703
NET ASSETS:
Beginning of period	860,703	—

End of period (a)	$5,844,730	$860,703

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$580	$499

* The Portfolio commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.24 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments	0.90	0.20

Total from investment operations	1.14	0.31

Less distributions:
Dividends from net investment income	(0.15)	(0.13)
Distributions from net realized gains	(0.09)	—	#

Total dividends and distributions	(0.24)	(0.13)

Net asset value, end of period	$11.08	$10.18

Total return (b)	11.18%	3.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,385	$258
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%
Before waivers and reimbursements (a)(f)	6.50%	31.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.17%	3.14	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.98)%	(28.05	)%(l)
Portfolio turnover rate (z)	65%	4%

Class K	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17 (e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	1.00	0.15

Total from investment operations	1.17	0.32

Less distributions:
Dividends from net investment income	(0.18)	(0.14)
Distributions from net realized gains	(0.09)	—	#

Total dividends and distributions	(0.27)	(0.14)

Net asset value, end of period	$11.08	$10.18

Total return (b)	11.46%	3.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,460	$603
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%
Before waivers and reimbursements (a)(f)	6.78%	29.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.54%	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	(5.14)%	(23.96	)%(l)
Portfolio turnover rate (z)	65%	4%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	14.12%	12.45%	5.11%
Portfolio – Class IB Shares*	14.15	12.33	5.05
Portfolio – Class K Shares ***	14.43	N/A	13.72
S&P 500 Index	32.39	17.94	7.41
Barclays Intermediate U.S. Government/Credit Index	(0.86)	3.96	4.09

*    Date of inception 8/1/88.

**   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/29/12.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now known as the EQ/All Asset Growth – Alt 20 Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.15% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39% and the Barclays Intermediate U.S Government/Credit Index (0.86)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•	As of 12/31/2013, the Portfolio’s fixed-income allocation consisted of investment grade bonds (18.5%), international bonds (4.3%), and high-yield bonds (3.0%).

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (7.4%), large cap value stocks (7.9%), mid cap stocks (12.8%), small cap stocks (7.4%) and international stocks (19.0%).

•

As of 12/31/2013, the Portfolio also had 19.7% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

The Portfolio holds a strategic weighting in core and alternative asset classes, and its performance is driven by the relative strength or weakness of these sectors. In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity and support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. Gold investors suffered, as the outlook for inflation remained unclear, contributing to severe losses in the metal. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds and gold detracted.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/BlackRock Basic Value Equity Portfolio	9.0%
EQ/Global Bond PLUS Portfolio	8.3
EQ/T. Rowe Price Growth Stock Portfolio	8.0
EQ/MFS International Growth Portfolio	7.9
EQ/Boston Advisors Equity Income Portfolio	6.8
EQ/GAMCO Small Company Value Portfolio	6.7
EQ/AllianceBernstein Small Cap Growth Portfolio	6.4
EQ/Real Estate PLUS Portfolio	4.3
iShares® COMEX Gold Trust	4.2
EQ/International Core PLUS Portfolio	4.1
EQ/GAMCO Mergers and Acquisitions Portfolio	4.1
EQ/PIMCO Global Real Return Portfolio	4.0
EQ/Natural Resources PLUS Portfolio	3.8
EQ/High Yield Bond Portfolio	3.0
EQ/PIMCO Ultra Short Bond Portfolio	2.8
EQ/Emerging Markets Equity PLUS Portfolio	2.6
Multimanager Core Bond Portfolio	2.6
iShares® MSCI EAFE Small-Cap ETF	2.0
EQ/Intermediate Government Bond Portfolio	1.9
iShares® JP Morgan USD Emerging Markets Bond ETF	1.8
iShares® U.S. Oil & Gas Exploration & Production ETF	1.5
iShares® International Developed Property ETF	1.1
EQ/Invesco Comstock Portfolio	0.7
iShares® Silver Trust	0.6
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.6
SPDR® S&P Emerging Markets SmallCap ETF	0.5
EQ/Core Bond Index Portfolio	0.3
iShares® China Large-Cap ETF	0.2
SPDR® S&P Emerging Asia Pacific ETF	0.1
iShares® MSCI Global Gold Miners ETF	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,108.70	$1.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79
Class IB
Actual	1,000.00	1,109.06	1.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79
Class K
Actual	1,000.00	1,110.49	0.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.70	0.51

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.35%, 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	875,162	$18,835,517
EQ/BlackRock Basic Value Equity Portfolio‡	1,345,138	26,657,872
EQ/Boston Advisors Equity Income Portfolio‡	2,962,429	20,069,896
EQ/Core Bond Index Portfolio‡	85,743	846,071
EQ/Emerging Markets Equity PLUS Portfolio‡	831,884	7,844,689
EQ/GAMCO Mergers and Acquisitions Portfolio‡	911,357	12,109,055
EQ/GAMCO Small Company Value Portfolio‡	352,395	19,709,372
EQ/Global Bond PLUS Portfolio‡	2,618,405	24,478,392
EQ/High Yield Bond Portfolio‡	889,979	8,985,160
EQ/Intermediate Government Bond Portfolio‡	556,849	5,681,378
EQ/International Core PLUS Portfolio‡	1,183,023	12,199,785
EQ/Invesco Comstock Portfolio‡	152,033	2,125,631
EQ/MFS International Growth Portfolio‡	3,190,296	23,533,229
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	84,727	1,737,060
EQ/Natural Resources PLUS Portfolio‡	1,087,065	11,203,964
EQ/PIMCO Global Real Return Portfolio‡	1,275,901	11,993,429
EQ/PIMCO Ultra Short Bond Portfolio‡	825,460	8,168,521
EQ/Real Estate PLUS Portfolio‡	1,333,236	12,835,918
EQ/T. Rowe Price Growth Stock Portfolio*‡	705,060	23,691,854
iShares® China Large-Cap ETF	14,200	$544,570
iShares® COMEX Gold Trust*	1,069,600	12,492,928
iShares® International Developed Property ETF	87,300	3,263,274
iShares® JP Morgan USD Emerging Markets Bond ETF	48,560	5,252,250
iShares® MSCI EAFE Small-Cap ETF	116,000	5,913,680
iShares® MSCI Global Gold Miners ETF	17,600	160,336
iShares® Silver Trust*	95,350	1,783,999
iShares® U.S. Oil & Gas Exploration & Production ETF	53,120	4,372,838
Multimanager Core Bond Portfolio‡	779,278	7,693,794
SPDR® S&P Emerging Asia Pacific ETF	4,100	316,315
SPDR® S&P Emerging Markets SmallCap ETF	31,900	1,480,479

Total Investments (99.8%) (Cost $261,955,399)		295,981,256
Other Assets Less Liabilities (0.2%)		468,314

Net Assets (100%)		$296,449,570

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$14,846,182	$3,147,566	$2,851,470	$18,835,517	$53,465	$1,937,292
EQ/BlackRock Basic Value Equity Portfolio	15,982,386	6,124,643	1,389,595	26,657,872	434,295	14,099
EQ/Boston Advisors Equity Income Portfolio	7,069,776	13,102,616	1,236,227	20,069,896	419,827	2,008,978
EQ/Core Bond Index Portfolio	898,730	26,004	54,661	846,071	12,201	(20)
EQ/Davis New York Venture Portfolio	11,360,873	266,849	9,364,406	—	103,953	5,160,936
EQ/Emerging Markets Equity PLUS Portfolio	—	8,741,860	506,847	7,844,689	51,365	(19,324)
EQ/Equity 500 Index Portfolio	20,877,166	74,041	19,748,101	—	—	4,155,501
EQ/GAMCO Mergers and Acquisitions Portfolio	10,907,983	6,321,015	5,694,025	12,109,055	72,294	718,549
EQ/GAMCO Small Company Value Portfolio	16,683,493	1,246,137	2,740,429	19,709,372	95,752	1,556,912
EQ/Global Bond PLUS Portfolio	13,585,100	13,385,663	1,502,451	24,478,392	2,060	594,830
EQ/High Yield Bond Portfolio	—	9,475,608	573,189	8,985,160	451,985	35,225
EQ/Intermediate Government Bond Portfolio	4,626,800	1,648,141	486,574	5,681,378	26,976	(266)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/International Core PLUS Portfolio	$13,952,004	$373,308	$5,089,015	$12,199,785	$128,797	$(1,108,273)
EQ/International Equity Index Portfolio	330,246	2,509	289,170	—	35	96,068
EQ/Invesco Comstock Portfolio (a)	—	2,083,825	—	2,125,631	83,825	—
EQ/MFS International Growth Portfolio	21,861,441	922,610	1,572,658	23,533,229	259,786	386,235
EQ/Mid Cap Index Portfolio	605,457	2,474	550,131	—	—	144,866
EQ/Morgan Stanley Mid Cap Growth Portfolio	2,851,299	145,731	1,721,847	1,737,060	—	367,319
EQ/Natural Resources PLUS Portfolio	—	11,571,757	735,607	11,203,964	153,788	(4,322)
EQ/PIMCO Global Real Return Portfolio	—	13,452,099	773,360	11,993,429	36,308	(1,448)
EQ/PIMCO Ultra Short Bond Portfolio	2,458,289	6,041,707	266,512	8,168,521	80,492	242
EQ/Real Estate PLUS Portfolio	—	14,099,787	766,210	12,835,918	259,912	20,331
EQ/Small Company Index Portfolio	2,082,075	7,854	1,888,120	—	—	479,499
EQ/T. Rowe Price Growth Stock Portfolio	13,040,131	9,472,347	5,065,415	23,691,854	—	542,082
Multimanager Core Bond Portfolio	8,223,704	281,567	484,655	7,693,794	141,915	21,203

	$182,243,135	$122,017,718	$65,350,675	$260,400,587	$2,869,031	$17,106,514

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios
(a)	Formerly known as EQ/Van Kampen Comstock Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$35,580,669	$—	$—	$35,580,669
Investment Companies	—	260,400,587	—	260,400,587

Total Assets	$35,580,669	$260,400,587	$—	$295,981,256

Total Liabilities	$—	$—	$—	$—

Total	$35,580,669	$260,400,587	$—	$295,981,256

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U. S. government debt securities	$123,225,995
Net Proceeds of Sales and Redemptions:
Long-term investments other than U. S. government debt securities	$127,396,012

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,826,889
Aggregate gross unrealized depreciation	(7,860,294)

Net unrealized appreciation	$33,966,595

Federal income tax cost of investments	$262,014,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $232,844,005)	$260,400,587
Unaffiliated Issuers (Cost $29,111,394)	35,580,669
Cash	727,910
Receivable from Separate Accounts for Trust shares sold	54,216
Dividends, interest and other receivables	46,179
Other assets	1,173

Total assets	296,810,734

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	187,376
Payable for securities purchased	61,542
Distribution fees payable - Class IB	59,953
Administrative fees payable	12,673
Distribution fees payable - Class IA	2,041
Trustees’ fees payable	175
Accrued expenses	37,404

Total liabilities	361,164

NET ASSETS	$296,449,570

Net assets were comprised of:
Paid in capital	$352,665,718
Accumulated undistributed net investment income (loss)	165,747
Accumulated undistributed net realized gain (loss) on investments	(90,407,752)
Net unrealized appreciation (depreciation) on investments	34,025,857

Net assets	$296,449,570

Class IA
Net asset value, offering and redemption price per share, $9,868,551 / 503,681 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.59

Class IB
Net asset value, offering and redemption price per share, $285,907,477 / 14,557,900 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.64

Class K
Net asset value, offering and redemption price per share, $673,542 / 34,441 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($2,869,031 of dividend income received from affiliates)	$3,536,777
Interest	1,440

Total income	3,538,217

EXPENSES
Distribution fees - Class IB	693,966
Administrative fees	461,164
Investment management fees	285,772
Custodian fees	103,500
Professional fees	44,418
Printing and mailing expenses	40,049
Distribution fees - Class IA	19,568
Trustees’ fees	7,761
Miscellaneous	6,327

Gross expenses	1,662,525
Less: Waiver from investment manager	(663,051)

Net expenses	999,474

NET INVESTMENT INCOME (LOSS)	2,538,743

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($11,149,868 of realized gain (loss) from affiliates)	17,323,193
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	5,956,646

Net realized gain (loss)	23,279,839

Net change in unrealized appreciation (depreciation) on investments ($21,490,409 of change in unrealized appreciation (depreciation) from affiliates)	11,950,067

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,229,906

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,768,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,538,743	$3,303,900
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	23,279,839	7,178,061
Net change in unrealized appreciation (depreciation) on investments	11,950,067	19,540,972

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,768,649	30,022,933

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(127,429)	(93,811)
Class IB	(3,737,286)	(4,031,245)
Class K†	(10,156)	(865)

	(3,874,871)	(4,125,921)

Distributions from net realized capital gains
Class IA	(525,256)	(145,608)
Class IB	(15,579,142)	(6,285,196)
Class K†	(33,853)	(920)

	(16,138,251)	(6,431,724)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,013,122)	(10,557,645)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 222,801 and 153,713 shares, respectively ]	4,397,281	2,802,803
Capital shares issued in reinvestment of dividends and distributions [ 33,601 and 13,078 shares, respectively ]	652,685	239,419
Capital shares repurchased [ (90,277) and (64,898) shares, respectively ]	(1,782,794)	(1,193,973)

Total Class IA transactions	3,267,172	1,848,249

Class IB
Capital shares sold [ 938,546 and 1,257,464 shares, respectively ]	18,429,889	23,256,739
Capital shares issued in reinvestment of dividends and distributions [ 992,115 and 562,223 shares, respectively ]	19,316,428	10,316,441
Capital shares repurchased [ (1,861,705) and (2,056,401) shares, respectively ]	(36,727,174)	(37,690,615)

Total Class IB transactions	1,019,143	(4,117,435)

Class K†
Capital shares sold [ 47,937 and 2,734 shares, respectively ]	942,743	51,289
Capital shares issued in reinvestment of dividends and distributions [ 2,270 and 97 shares, respectively ]	44,009	1,785
Capital shares repurchased [ (18,597) and 0 shares, respectively ]	(364,595)	—

Total Class K transactions	622,157	53,074

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,908,472	(2,216,112)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,663,999	17,249,176
NET ASSETS:
Beginning of year	273,785,571	256,536,395

End of year (a)	$296,449,570	$273,785,571

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$165,747	$223,492

† Class K commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 29, 2009* to December 31, 2009
Class IA	2013	2012	2011	2010
Net asset value, beginning of period	$18.42	$17.11	$18.46	$16.72	$16.39

Income (loss) from investment operations:
Net investment income (loss) (x)	0.21 (e)	0.25 (e)	0.36 (e)	0.51 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments	2.37	1.80	(0.96)	2.02	0.69

Total from investment operations	2.58	2.05	(0.60)	2.53	0.94

Less distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.31)	(0.31)	(0.36)
Distributions from net realized gains	(1.14)	(0.45)	(0.44)	(0.48)	(0.25)

Total dividends and distributions	(1.41)	(0.74)	(0.75)	(0.79)	(0.61)

Net asset value, end of period	$19.59	$18.42	$17.11	$18.46	$16.72

Total return (b)	14.12%	11.98%	(3.23)%	15.20%	5.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,868	$6,218	$4,032	$1,739	$11
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.58%	0.62%	0.39%	0.35%	0.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.09%	1.37%	1.95%	2.89%	8.39%
Before waivers and reimbursements (a)(f)(x)	0.86%	1.09%	1.66%	2.64%	8.06%
Portfolio turnover rate	43%	43%	19%	27%	44%

	Year Ended December 31,
Class IB	2013	2012	2011		2010		2009
Net asset value, beginning of year	$18.46	$17.15	$18.50		$16.75		$13.76

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17 (e)	0.22 (e)	0.24	(e)	0.23	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	2.42	1.83	(0.89)		2.26		3.28

Total from investment operations	2.59	2.05	(0.65)		2.49		3.59

Less distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.26)		(0.26)		(0.32)
Distributions from net realized gains	(1.14)	(0.45)	(0.44)		(0.48)		(0.28)

Total dividends and distributions	(1.41)	(0.74)	(0.70)		(0.74)		(0.60)

Net asset value, end of year	$19.64	$18.46	$17.15		$18.50		$16.75

Total return	14.15%	11.95%	(3.46)%		14.95%		26.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$285,902	$267,515	$252,504		$277,412		$269,015
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%	0.35%	0.35%		0.35%		0.35%
Before waivers and reimbursements (f)	0.58%	0.62%	0.64	%(c)	0.60	%(c)	0.68	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.88%	1.22%	1.32%		1.34%		2.06%
Before waivers and reimbursements (f)(x)	0.65%	0.95%	1.01%		1.08%		1.75%
Portfolio turnover rate	43%	43%	19%		27%		44%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss) (x)	0.38 (e)	0.39	(e)
Net realized and unrealized gain (loss) on investments	2.25	0.32

Total from investment operations	2.63	0.71

Less distributions:
Dividends from net investment income	(0.32)	(0.32)
Distributions from net realized gains	(1.14)	(0.34)

Total dividends and distributions	(1.46)	(0.66)

Net asset value, end of period	$19.56	$18.39

Total return (b)	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.89%	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.66%	5.83	%(l)
Portfolio turnover rate	43%	43%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	18.08%	16.69%
Portfolio – Class K Shares*	18.38	16.99
S&P 500 Index	32.39	25.07
Barclays Intermediate U.S. Government/Credit Index	(0.86)	0.03
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.08% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39% and the Barclays Intermediate U.S. Government/Credit Index (0.86)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•	As of 12/31/2013, the Portfolio’s fixed-income allocation consisted of investment grade bonds (6.6%), international bonds (1.4%), and high-yield bonds (1.4%).

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (10.5%), large cap value stocks (8.8%), mid cap stocks (16.3%), small cap stocks (8.6%) and international stocks (21.8%).

•

As of 12/31/2013, the Portfolio also had 24.6% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

The Portfolio holds a strategic weighting in core and alternative asset classes, and its performance is driven by the relative strength or weakness of these sectors. In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity and support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. Gold investors suffered, as the outlook for inflation remained unclear, contributing to severe losses in the metal. Accordingly, the Portfolios equity holdings contributed positively to returns, while bonds and gold detracted.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/T. Rowe Price Growth Stock Portfolio	12.7%
EQ/AllianceBernstein Small Cap Growth Portfolio	9.1
EQ/BlackRock Basic Value Equity Portfolio	8.9
EQ/MFS International Growth Portfolio	8.7
EQ/Boston Advisors Equity Income Portfolio	8.2
EQ/GAMCO Small Company Value Portfolio	6.2
EQ/Natural Resources PLUS Portfolio	5.7
EQ/International Core PLUS Portfolio	5.0
EQ/GAMCO Mergers and Acquisitions Portfolio	5.0
EQ/Real Estate PLUS Portfolio	4.9
EQ/Emerging Markets Equity PLUS Portfolio	2.8
PowerShares DB Gold Fund	2.3
iShares® MSCI EAFE Small-Cap ETF	2.0
EQ/PIMCO Global Real Return Portfolio	1.8
iShares® COMEX Gold Trust	1.8
EQ/Global Bond PLUS Portfolio	1.6
iShares® International Developed Property ETF	1.5
EQ/High Yield Bond Portfolio	1.4
EQ/PIMCO Ultra Short Bond Portfolio	1.4
iShares® MSCI Global Gold Miners ETF	1.4
EQ/Morgan Stanley Mid Cap Growth Portfolio	1.3
EQ/Invesco Comstock Portfolio	1.0
PowerShares DB Silver Fund	1.0
iShares® JP Morgan USD Emerging Markets Bond ETF	0.9
iShares® U.S. Oil & Gas Exploration & Production ETF	0.8
SPDR® S&P Emerging Markets SmallCap ETF	0.7
EQ/Intermediate Government Bond Portfolio	0.6
Multimanager Core Bond Portfolio	0.4
iShares® China Large-Cap ETF	0.3
SPDR® S&P Emerging Asia Pacific ETF	0.3
iShares® Silver Trust	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,127.14	$1.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79
Class K
Actual	1,000.00	1,128.93	0.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.70	0.51

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	22,825	$491,250
EQ/BlackRock Basic Value Equity Portfolio‡	24,221	480,017
EQ/Boston Advisors Equity Income Portfolio‡	65,777	445,629
EQ/Emerging Markets Equity PLUS Portfolio‡	15,968	150,574
EQ/GAMCO Mergers and Acquisitions Portfolio‡	20,189	268,244
EQ/GAMCO Small Company Value Portfolio‡	5,971	333,948
EQ/Global Bond PLUS Portfolio‡	9,229	86,281
EQ/High Yield Bond Portfolio‡	7,582	76,543
EQ/Intermediate Government Bond Portfolio‡	3,285	33,519
EQ/International Core PLUS Portfolio‡	26,474	273,008
EQ/Invesco Comstock Portfolio‡	3,801	53,141
EQ/MFS International Growth Portfolio‡	63,416	467,789
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	3,386	69,411
EQ/Natural Resources PLUS Portfolio‡	30,088	310,101
EQ/PIMCO Global Real Return Portfolio‡	10,441	98,142
EQ/PIMCO Ultra Short Bond Portfolio‡	7,713	76,328
EQ/Real Estate PLUS Portfolio‡	27,298	262,820
EQ/T. Rowe Price Growth Stock Portfolio*‡	20,490	688,518
iShares® China Large-Cap ETF	465	17,833
iShares® COMEX Gold Trust*	8,240	$96,243
iShares® International Developed Property ETF	2,100	78,498
iShares® JP Morgan USD Emerging Markets Bond ETF	450	48,672
iShares® MSCI EAFE Small-Cap ETF	2,150	109,607
iShares® MSCI Global Gold Miners ETF	8,300	75,613
iShares® Silver Trust*	920	17,213
iShares® U.S. Oil & Gas Exploration & Production ETF	550	45,276
Multimanager Core Bond Portfolio‡	2,188	21,604
PowerShares DB Gold Fund*	3,050	123,098
PowerShares DB Silver Fund*	1,610	51,987
SPDR® S&P Emerging Asia Pacific ETF	230	17,745
SPDR® S&P Emerging Markets SmallCap ETF	785	36,432

Total Investments (91.7%) (Cost $5,193,507)		5,405,084
Other Assets Less Liabilities (8.3%)		487,195

Net Assets (100%)		$5,892,279

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$40,669	$494,899	$72,609	$491,250	$1,328	$37,699
EQ/BlackRock Basic Value Equity Portfolio	37,415	438,207	39,650	480,017	7,446	64
EQ/Boston Advisors Equity Income Portfolio	17,487	471,432	35,315	445,629	8,791	40,483
EQ/Davis New York Venture Portfolio	26,158	127,242	152,970	—	610	16,582
EQ/Emerging Markets Equity PLUS Portfolio	—	166,755	16,548	150,574	1,071	(15)
EQ/Equity 500 Index Portfolio	45,502	7,782	53,407	—	—	6,227
EQ/GAMCO Mergers and Acquisitions Portfolio	28,838	310,087	71,224	268,244	1,647	10,969
EQ/GAMCO Small Company Value Portfolio	32,268	303,290	35,125	333,948	1,458	11,368
EQ/Global Bond PLUS Portfolio	7,987	87,658	7,321	86,281	5	1,661
EQ/High Yield Bond Portfolio	—	85,569	7,408	76,543	3,616	163
EQ/Intermediate Government Bond Portfolio	2,635	34,873	3,620	33,519	151	(1)
EQ/International Core PLUS Portfolio	27,498	260,927	34,053	273,008	2,729	25
EQ/International Equity Index Portfolio	1,933	301	2,116	—	—	330
EQ/Invesco Comstock Portfolio (a)	—	52,096	—	53,141	2,096	—
EQ/MFS International Growth Portfolio	47,768	450,259	49,574	467,789	4,896	4,408
EQ/Mid Cap Index Portfolio	1,843	301	2,078	—	—	345

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Morgan Stanley Mid Cap Growth Portfolio	$7,299	$74,447	$17,798	$69,411	$—	$3,700
EQ/Natural Resources PLUS Portfolio	—	324,066	27,036	310,101	4,077	(33)
EQ/PIMCO Global Real Return Portfolio	—	110,777	9,444	98,142	276	4
EQ/PIMCO Ultra Short Bond Portfolio	—	77,657	636	76,328	729	— #
EQ/Real Estate PLUS Portfolio	—	303,019	28,397	262,820	5,037	229
EQ/Small Company Index Portfolio	5,492	920	6,591	—	—	512
EQ/T. Rowe Price Growth Stock Portfolio	32,758	657,110	102,047	688,518	—	(26)
Multimanager Core Bond Portfolio	2,660	21,789	2,439	21,604	194	28

	$366,210	$4,861,463	$777,406	$4,686,867	$46,157	$134,722

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
#	Amount represents less than $0.50.
(a)	Formerly known as EQ/Van Kampen Comstock Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$718,217	$—	$—	$718,217
Investment Companies	—	4,686,867	—	4,686,867

Total Assets	$718,217	$4,686,867	$—	$5,405,084

Total Liabilities	$—	$—	$—	$—

Total	$718,217	$4,686,867	$—	$5,405,084

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,575,233
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$933,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$298,007
Aggregate gross unrealized depreciation	(87,253)

Net unrealized appreciation	$210,754

Federal income tax cost of investments	$5,194,330

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,443,208)	$4,686,867
Unaffiliated Issuers (Cost $750,299)	718,217
Cash	113,617
Receivable from Separate Accounts for Trust shares sold	407,790
Receivable from investment manager	8,169
Dividends, interest and other receivables	862
Other assets	2

Total assets	5,935,524

LIABILITIES
Payable for securities purchased	32,901
Payable to Separate Accounts for Trust shares redeemed	7,452
Distribution fees payable - Class IB	872
Trustees’ fees payable	4
Accrued expenses	2,016

Total liabilities	43,245

NET ASSETS	$5,892,279

Net assets were comprised of:
Paid in capital	$5,592,305
Accumulated undistributed net investment income (loss)	668
Accumulated undistributed net realized gain (loss) on investments	87,729
Net unrealized appreciation (depreciation) on investments	211,577

Net assets	$5,892,279

Class IB
Net asset value, offering and redemption price per share, $4,911,257 / 412,276 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.91

Class K
Net asset value, offering and redemption price per share, $981,022 / 82,386 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($46,157 of dividend income received from affiliates)	$53,507
Interest	57

Total income	53,564

EXPENSES
Custodian fees	55,000
Administrative fees	35,812
Professional fees	33,038
Offering costs	15,400
Distribution fees - Class IB	4,056
Printing and mailing expenses	3,383
Investment management fees	2,208
Trustees’ fees	40
Miscellaneous	710

Gross expenses	149,647
Less: Waiver from investment manager	(38,020)
Reimbursement from investment manager	(105,360)

Net expenses	6,267

NET INVESTMENT INCOME (LOSS)	47,297

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($24,606 of realized gain (loss) from affiliates)	30,066
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	110,116

Net realized gain (loss)	140,182

Net change in unrealized appreciation (depreciation) on investments ($236,600 of change in unrealized appreciation (depreciation) from affiliates)	200,147

NET REALIZED AND UNREALIZED GAIN (LOSS)	340,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$387,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$47,297	$5,587
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	140,182	4,032
Net change in unrealized appreciation (depreciation) on investments	200,147	11,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	387,626	21,049

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(55,610)	(3,068)
Class K	(14,805)	(3,290)

	(70,415)	(6,358)

Distributions from net realized capital gains
Class IB	(25,987)	(17)
Class K	(6,065)	(18)

	(32,052)	(35)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(102,467)	(6,393)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 432,585 and 25,199 shares, respectively ]	4,953,923	252,049
Capital shares issued in reinvestment of dividends and distributions [ 6,936 and 302 shares, respectively ]	81,597	3,085
Capital shares repurchased [ (52,746) and 0 shares, respectively ]	(596,889)	—

Total Class IB transactions	4,438,631	255,134

Class K
Capital shares sold [ 64,227 and 25,002 shares, respectively ]	726,454	250,021
Capital shares issued in reinvestment of dividends and distributions [ 1,775 and 324 shares, respectively ]	20,870	3,308
Capital shares repurchased [ (8,942) and 0 shares, respectively ]	(101,954)	—

Total Class K transactions	645,370	253,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,084,001	508,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,369,160	523,119
NET ASSETS:
Beginning of period	523,119	—

End of period (a)	$5,892,279	$523,119

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$668	$226

* The Portfolio commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.27 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments	1.59	0.30

Total from investment operations	1.86	0.41

Less distributions:
Dividends from net investment income	(0.16)	(0.12)
Distributions from net realized gains	(0.08)	—	#

Total dividends and distributions	(0.24)	(0.12)

Net asset value, end of period	$11.91	$10.29

Total return (b)	18.08%	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,911	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.35%
Before waivers and reimbursements (a)(f)	6.43%	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.32%	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.76)%	(32.59	)%(l)
Portfolio turnover rate (z)	41%	3%

Class K	Year Ended December 31, 2013	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	1.70	0.30

Total from investment operations	1.89	0.42

Less distributions:
Dividends from net investment income	(0.19)	(0.13)
Distributions from net realized gains	(0.08)	—	#

Total dividends and distributions	(0.27)	(0.13)

Net asset value, end of period	$11.91	$10.29

Total return (b)	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%
Before waivers and reimbursements (a)(f)	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.64%	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	(6.00)%	(32.35	)%(l)
Portfolio turnover rate (z)	41%	3%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	(0.47)%
Portfolio – Class K Shares*	(0.43)
S&P 500 Index	5.34
Barclays Intermediate U.S. Government/Credit Index	(0.66)
* Date of inception 10/28/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.47)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 5.34% and the Barclays Intermediate U.S. Government/Credit Index (0.66)% over the same period.

Portfolio Highlights

For the period ended December 31, 2013.

•	As of 12/31/2013, the Portfolio’s fixed-income allocation consisted of investment grade bonds (3.6%), international bonds (1.0%), and high-yield bonds (0.8%).

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (5.8%), large cap value stocks (7.3%), mid cap stocks (11.3%), small cap stocks (6.8%) and international stocks (15.2%).

•

As of 12/31/2013, the Portfolio also had 48.2% in alternative investments, including exchange-traded funds (“ETF”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Intermediate U.S. government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. Gold fell dramatically. In this environment, the Portfolio underperformed the broad stock market index, but performed roughly in line with its fixed-income index.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Real Estate PLUS Portfolio	15.2%
EQ/Natural Resources PLUS Portfolio	12.2
PowerShares DB Gold Fund	7.1
EQ/AllianceBernstein Small Cap Growth Portfolio	6.9
EQ/BlackRock Basic Value Equity Portfolio	5.7
EQ/Boston Advisors Equity Income Portfolio	5.5
EQ/T. Rowe Price Growth Stock Portfolio	5.3
EQ/GAMCO Small Company Value Portfolio	5.3
EQ/MFS International Growth Portfolio	5.2
EQ/GAMCO Mergers and Acquisitions Portfolio	5.1
EQ/International Core PLUS Portfolio	4.1
EQ/Invesco Comstock Portfolio	4.1
iShares® International Developed Property ETF	3.9
iShares® U.S. Oil & Gas Exploration & Production ETF	3.0
EQ/Emerging Markets Equity PLUS Portfolio	1.9
EQ/Global Bond PLUS Portfolio	1.8
PowerShares DB Silver Fund	1.7
iShares® MSCI EAFE Small-Cap ETF	1.5
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.9
EQ/High Yield Bond Portfolio	0.8
EQ/PIMCO Global Real Return Portfolio	0.8
iShares® JP Morgan USD Emerging Markets Bond ETF	0.5
EQ/Intermediate Government Bond Portfolio	0.4
SPDR® S&P Emerging Markets SmallCap ETF	0.4
iShares® China Large-Cap ETF	0.3
SPDR® S&P Emerging Asia Pacific ETF	0.2
EQ/PIMCO Ultra Short Bond Portfolio	0.2

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 28, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$995.30	$0.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.78
Class K
Actual	1,000.00	995.70	0.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.70	0.51

†   Commenced operations on October 28, 2013.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	12,676	$272,816
EQ/BlackRock Basic Value Equity Portfolio‡	11,398	225,881
EQ/Boston Advisors Equity Income Portfolio‡	32,185	218,048
EQ/Emerging Markets Equity PLUS Portfolio‡	8,207	77,388
EQ/GAMCO Mergers and Acquisitions Portfolio‡	15,155	201,365
EQ/GAMCO Small Company Value Portfolio‡	3,751	209,810
EQ/Global Bond PLUS Portfolio‡	7,559	70,665
EQ/High Yield Bond Portfolio‡	3,180	32,102
EQ/Intermediate Government Bond Portfolio‡	1,547	15,785
EQ/International Core PLUS Portfolio‡	15,566	160,525
EQ/Invesco Comstock Portfolio‡	11,479	160,492
EQ/MFS International Growth Portfolio‡	28,050	206,910
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	1,665	34,140
EQ/Natural Resources PLUS Portfolio‡	46,732	481,653
EQ/PIMCO Global Real Return Portfolio‡	3,282	30,850
EQ/PIMCO Ultra Short Bond Portfolio‡	803	7,943
EQ/Real Estate PLUS Portfolio‡	62,309	599,887
EQ/T. Rowe Price Growth Stock Portfolio*‡	6,252	210,082
iShares® China Large-Cap ETF	270	10,356
iShares® International Developed Property ETF	4,130	154,379
iShares® JP Morgan USD Emerging Markets Bond ETF	170	18,387
iShares® MSCI EAFE Small-Cap ETF	1,180	60,156
iShares® U.S. Oil & Gas Exploration & Production ETF	1,430	117,718
PowerShares DB Gold Fund*	7,010	282,924
PowerShares DB Silver Fund*	2,100	67,809
SPDR® S&P Emerging Asia Pacific ETF	120	9,258
SPDR® S&P Emerging Markets SmallCap ETF	320	14,851

Total Investments (98.8%) (Cost $4,072,398)		3,952,180
Other Assets Less Liabilities (1.2%)		49,751

Net Assets (100%)		$4,001,931

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 28, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$—	$287,966	$4,531	$272,816	$773	$20,460
EQ/BlackRock Basic Value Equity Portfolio	—	222,031	3,661	225,881	3,781	60
EQ/Boston Advisors Equity Income Portfolio	—	234,916	3,531	218,048	4,552	20,249
EQ/Emerging Markets Equity PLUS Portfolio	—	81,415	1,403	77,388	581	(25)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	211,010	3,444	201,365	1,308	7,620
EQ/GAMCO Small Company Value Portfolio	—	208,491	3,420	209,810	900	5,532
EQ/Global Bond PLUS Portfolio	—	74,198	1,245	70,665	—	1,443
EQ/High Yield Bond Portfolio	—	34,020	550	32,102	1,612	76
EQ/Intermediate Government Bond Portfolio	—	16,241	276	15,785	75	— #
EQ/International Core PLUS Portfolio	—	163,355	2,779	160,525	1,688	(23)
EQ/Invesco Comstock Portfolio (a)	—	159,910	2,583	160,492	6,326	36
EQ/MFS International Growth Portfolio	—	214,483	3,620	206,910	2,280	1,999
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	34,193	543	34,140	—	1,868
EQ/Natural Resources PLUS Portfolio	—	491,600	8,363	481,653	6,599	(93)
EQ/PIMCO Global Real Return Portfolio	—	32,435	555	30,850	102	(3)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 28, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/PIMCO Ultra Short Bond Portfolio	$—	$8,162	$138	$7,943	$78	$—	#
EQ/Real Estate PLUS Portfolio	—	659,475	11,379	599,887	12,126	328
EQ/T. Rowe Price Growth Stock Portfolio	—	202,084	3,419	210,082	—	26

	$—	$3,335,985	$55,440	$3,216,342	$42,781	$59,553

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 28, 2013.
#	Amount represents less than $0.50.
(a)	Formerly known as EQ/Van Kampen Comstock Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$735,838	$—	$—	$735,838
Investment Companies	—	3,216,342	—	3,216,342

Total Assets	$735,838	$3,216,342	$—	$3,952,180

Total Liabilities	$—	$—	$—	$—

Total	$735,838	$3,216,342	$—	$3,952,180

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,132,152
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$59,296

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,648
Aggregate gross unrealized depreciation	(149,430)

Net unrealized depreciation	$(120,782)

Federal income tax cost of investments	$4,072,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,280,545)	$3,216,342
Unaffiliated Issuers (Cost $791,853)	735,838
Cash	16,846
Deferred offering cost	35,705
Receivable from investment manager	24,282
Dividends, interest and other receivables	394

Total assets	4,029,407

LIABILITIES
Payable for securities purchased	1,399
Distribution fees payable - Class IB	419
Trustees’ fees payable	4
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	25,653

Total liabilities	27,476

NET ASSETS	$4,001,931

Net assets were comprised of:
Paid in capital	$4,118,486
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	3,663
Net unrealized appreciation (depreciation) on investments	(120,218)

Net assets	$4,001,931

Class IB
Net asset value, offering and redemption price per share, $2,009,604 / 207,504 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.68

Class K
Net asset value, offering and redemption price per share, $1,992,327 / 205,720 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.68

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($42,781 of dividend income received from affiliates)	$46,521
Interest	17

Total income	46,538

EXPENSES
Professional fees	36,070
Offering costs	7,592
Administrative fees	6,735
Custodian fees	5,000
Distribution fees - Class IB	865
Investment management fees	691
Printing and mailing expenses	23
Trustees’ fees	4
Miscellaneous	502

Gross expenses	57,482
Less: Waiver from investment manager	(7,426)
Reimbursement from investment manager	(48,501)

Net expenses	1,555

NET INVESTMENT INCOME (LOSS)	44,983

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(313) of realized gain (loss) from affiliates)	(459)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	59,866

Net realized gain (loss)	59,407

Net change in unrealized appreciation (depreciation) on investments ($(64,203) of change in unrealized appreciation (depreciation) from affiliates)	(120,218)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(60,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,828)

*	The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$44,983
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	59,407
Net change in unrealized appreciation (depreciation) on investments	(120,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,828)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(33,990)
Class K	(34,250)

(68,240)

Distributions from net realized capital gains
Class IB	(20,394)
Class K	(20,550)

(40,944)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(109,184)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 201,829 shares ]	2,017,771
Capital shares issued in reinvestment of dividends and distributions [ 5,676 shares ]	54,384
Capital shares repurchased [ (1) shares ]	(12)

Total Class IB transactions	2,072,143

Class K
Capital shares sold [ 200,000 shares ]	2,000,000
Capital shares issued in reinvestment of dividends and distributions [ 5,720 shares ]	54,800

Total Class K transactions	2,054,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,126,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,001,931
NET ASSETS:
Beginning of period	—

End of period (a)	$4,001,931

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)
Net realized and unrealized gain (loss) on investments	(0.16)

Total from investment operations	(0.05)

Less distributions:
Dividends from net investment income	(0.17)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.27)

Net asset value, end of period	$9.68

Total return (b)	(0.47)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	4.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	6.41	%(l)
Before waivers and reimbursements (a)(f)(x)	2.59	%(l)
Portfolio turnover rate (z)	1%

Class K	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)
Net realized and unrealized gain (loss) on investments	(0.16)

Total from investment operations	(0.05)

Less distributions:
Dividends from net investment income	(0.17)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.27)

Net asset value, end of period	$9.68

Total return (b)	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	6.62	%(l)
Before waivers and reimbursements (a)(f)(x)	2.84	%(l)
Portfolio turnover rate (z)	1%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	(1.66)%
Portfolio – Class K Shares*	(1.61)
S&P 500 Index	5.34
Barclays U.S. Intermediate Government/Credit Index	(0.66)
* Date of inception 10/28/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.66)% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 5.34% and the Barclays Intermediate U.S. Government/Credit Index (0.66)% over the same period.

Portfolio Highlights

For the period ended December 31, 2013.

•	As of 12/31/2013, the Portfolio’s fixed-income allocation consisted of investment grade bonds (3.0%), international bonds (1.0%), and high-yield bonds (0.8%).

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (2.8%), large cap value stocks (3.4%), mid cap stocks (5.2%), small cap stocks (3.2%) and international stocks (6.6%).

•

As of 12/31/2013, the Portfolio also had 74.0% in alternative investments, including exchange-traded funds (“ETF”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

With an inception date at the end of October, the Portfolio operated during a period that saw strong returns from developed-world stocks as continued slow but positive economic growth boosted company revenues. Intermediate U.S. government bonds generally fell, driven by concerns global liquidity will drive up inflation in coming months, but were slightly offset by positive returns for corporate issues, as the benign economic environment bolstered company balance sheets. Alternative investments produced positive — but generally subdued — returns, as their low correlation with high-flying traditional equity sectors weighed on returns. Gold fell dramatically. In this environment, the Portfolio underperformed the broad stock market index, and underperformed its fixed-income index.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Natural Resources PLUS Portfolio	22.6%
EQ/Real Estate PLUS Portfolio	21.2
EQ/GAMCO Mergers and Acquisitions Portfolio	10.4
PowerShares DB Gold Fund	7.7
iShares® International Developed Property ETF	5.9
iShares® U.S. Oil & Gas Exploration & Production ETF	4.0
EQ/AllianceBernstein Small Cap Growth Portfolio	2.9
EQ/T. Rowe Price Growth Stock Portfolio	2.7
EQ/GAMCO Small Company Value Portfolio	2.7
EQ/BlackRock Basic Value Equity Portfolio	2.7
EQ/MFS International Growth Portfolio	2.6
EQ/Boston Advisors Equity Income Portfolio	2.5
PowerShares DB Silver Fund	2.2
EQ/Invesco Comstock Portfolio	1.9
EQ/Global Bond PLUS Portfolio	1.7
EQ/International Core PLUS Portfolio	1.6
EQ/High Yield Bond Portfolio	0.8
EQ/PIMCO Global Real Return Portfolio	0.8
EQ/Emerging Markets Equity PLUS Portfolio	0.6
iShares® MSCI EAFE Small-Cap ETF	0.5
iShares® JP Morgan USD Emerging Markets Bond ETF	0.5
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.4
EQ/Intermediate Government Bond Portfolio	0.4
SPDR® S&P Emerging Markets SmallCap ETF	0.2
SPDR® S&P Emerging Asia Pacific ETF	0.2
EQ/PIMCO Ultra Short Bond Portfolio	0.2
iShares® China Large-Cap ETF	0.1

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 28, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$983.40	$0.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.78
Class K
Actual	1,000.00	983.90	0.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.70	0.51

†   Commenced operations on October 28, 2013.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	5,189	$111,690
EQ/BlackRock Basic Value Equity Portfolio‡	5,296	104,954
EQ/Boston Advisors Equity Income Portfolio‡	14,335	97,116
EQ/Emerging Markets Equity PLUS Portfolio‡	2,376	22,403
EQ/GAMCO Mergers and Acquisitions Portfolio‡	30,420	404,181
EQ/GAMCO Small Company Value Portfolio‡	1,882	105,284
EQ/Global Bond PLUS Portfolio‡	7,294	68,191
EQ/High Yield Bond Portfolio‡	3,068	30,979
EQ/Intermediate Government Bond Portfolio‡	1,493	15,233
EQ/International Core PLUS Portfolio‡	6,008	61,960
EQ/Invesco Comstock Portfolio‡	5,247	73,363
EQ/MFS International Growth Portfolio‡	13,533	99,830
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	804	16,473
EQ/Natural Resources PLUS Portfolio‡	85,683	883,098
EQ/PIMCO Global Real Return Portfolio‡	3,167	29,769
EQ/PIMCO Ultra Short Bond Portfolio‡	775	7,665
EQ/Real Estate PLUS Portfolio‡	85,677	824,864
	Number of Shares	Value (Note 1)
EQ/T. Rowe Price Growth Stock Portfolio*‡	3,137	105,423
iShares® China Large-Cap ETF	160	6,136
iShares® International Developed Property ETF	6,190	231,382
iShares® JP Morgan USD Emerging Markets Bond ETF	170	18,387
iShares® MSCI EAFE Small-Cap ETF	390	19,882
iShares® U.S. Oil & Gas Exploration & Production ETF	1,900	156,408
PowerShares DB Gold Fund*	7,450	300,682
PowerShares DB Silver Fund*	2,620	84,600
SPDR® S&P Emerging Asia Pacific ETF	120	9,258
SPDR® S&P Emerging Markets SmallCap ETF	200	9,282

Total Investments (98.7%) (Cost $4,049,835)		3,898,493
Other Assets Less Liabilities (1.3%)		49,800

Net Assets (100%)		$3,948,293

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 28, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$—	$117,892	$1,855	$111,690	$317	$8,375
EQ/BlackRock Basic Value Equity Portfolio	—	103,159	1,709	104,954	1,757	16
EQ/Boston Advisors Equity Income Portfolio	—	104,630	1,579	97,116	2,028	9,013
EQ/Emerging Markets Equity PLUS Portfolio	—	23,569	405	22,403	168	(7)
EQ/GAMCO Mergers and Acquisitions Portfolio	—	423,535	6,900	404,181	2,627	15,298
EQ/GAMCO Small Company Value Portfolio	—	104,619	1,719	105,284	452	2,770
EQ/Global Bond PLUS Portfolio	—	71,599	1,198	68,191	—	1,393
EQ/High Yield Bond Portfolio	—	32,829	529	30,979	1,556	73
EQ/Intermediate Government Bond Portfolio	—	15,672	265	15,233	72	— #
EQ/International Core PLUS Portfolio	—	63,053	1,073	61,960	652	(11)
EQ/Invesco Comstock Portfolio (a)	—	73,095	1,182	73,363	2,893	13
EQ/MFS International Growth Portfolio	—	103,485	1,745	99,830	1,101	963
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	16,498	262	16,473	—	901
EQ/Natural Resources PLUS Portfolio	—	901,324	15,293	883,098	12,105	(168)
EQ/PIMCO Global Real Return Portfolio	—	31,299	534	29,769	98	(4)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the period ended December 31, 2013, were as follows:

Securities	Value October 28, 2013*	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/PIMCO Ultra Short Bond Portfolio	$—	$7,876	$133	$7,665	$75	$—	#
EQ/Real Estate PLUS Portfolio	—	906,839	15,579	824,864	16,682	485
EQ/T. Rowe Price Growth Stock Portfolio	—	101,402	1,714	105,423	—	11

	$—	$3,202,375	$53,674	$3,062,476	$42,583	$39,121

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
*	The Portfolio commenced operations on October 28, 2013.
#	Amount represents less than $0.50.
(a)	Formerly known as EQ/Van Kampen Comstock Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$836,017	$—	$—	$836,017
Investment Companies	—	3,062,476	—	3,062,476

Total Assets	$836,017	$3,062,476	$—	$3,898,493

Total Liabilities	$—	$—	$—	$—

Total	$836,017	$3,062,476	$—	$3,898,493

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,107,539
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$57,312

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,846
Aggregate gross unrealized depreciation	(165,874)

Net unrealized depreciation	$(152,028)

Federal income tax cost of investments	$4,050,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,148,701)	$3,062,476
Unaffiliated Issuers (Cost $901,134)	836,017
Cash	15,762
Deferred offering cost	35,591
Receivable from investment manager	24,472
Dividends, interest and other receivables	310
Receivable for securities sold	20

Total assets	3,974,648

LIABILITIES
Distribution fees payable - Class IB	414
Trustees’ fees payable	4
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	25,936

Total liabilities	26,355

NET ASSETS	$3,948,293

Net assets were comprised of:
Paid in capital	$4,100,321
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(686)
Net unrealized appreciation (depreciation) on investments	(151,342)

Net assets	$3,948,293

Class IB
Net asset value, offering and redemption price per share, $1,981,268 / 207,316 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

Class K
Net asset value, offering and redemption price per share, $1,967,025 / 205,827 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends ($42,583 of dividend income received from affiliates)	$46,845
Interest	17

Total income	46,862

EXPENSES
Professional fees	36,144
Offering costs	7,568
Administrative fees	6,727
Custodian fees	5,000
Distribution fees - Class IB	859
Investment management fees	686
Printing and mailing expenses	22
Trustees’ fees	4
Miscellaneous	639

Gross expenses	57,649
Less: Waiver from investment manager	(7,413)
Reimbursement from investment manager	(48,693)

Net expenses	1,543

NET INVESTMENT INCOME (LOSS)	45,319

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(604) of realized gain (loss) from affiliates)	(391)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	39,725

Net realized gain (loss)	39,334

Net change in unrealized appreciation (depreciation) on investments ($(86,225) of change in unrealized appreciation (depreciation) from affiliates)	(151,342)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(112,008)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(66,689)

*	The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$45,319
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	39,334
Net change in unrealized appreciation (depreciation) on investments	(151,342)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(66,689)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(34,833)
Class K	(35,116)

(69,949)

Distributions from net realized capital gains
Class IB	(11,860)
Class K	(11,957)

(23,817)

Return of capital
Class IB	(7,943)
Class K	(8,008)

(15,951)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(109,717)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 201,538 shares ]	2,014,999
Capital shares issued in reinvestment of dividends and distributions [ 5,780 shares ]	54,637
Capital shares repurchased [ (2) shares ]	(17)

Total Class IB transactions	2,069,619

Class K
Capital shares sold [ 200,000 shares ]	2,000,000
Capital shares issued in reinvestment of dividends and distributions [ 5,827 shares ]	55,080

Total Class K transactions	2,055,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,124,699

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,948,293
NET ASSETS:
Beginning of period	—

End of period (a)	$3,948,293

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)
Net realized and unrealized gain (loss) on investments	(0.28)

Total from investment operations	(0.17)

Less distributions:
Dividends from net investment income	(0.17)
Distributions from net realized gains	(0.06)
Return of capital	(0.04)

Total dividends and distributions	(0.27)

Net asset value, end of period	$9.56

Total return (b)	(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,981
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	4.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	6.50	%(l)
Before waivers and reimbursements (a)(f)(x)	2.64	%(l)
Portfolio turnover rate (z)	1%

Class K	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)
Net realized and unrealized gain (loss) on investments	(0.27)

Total from investment operations	(0.16)

Less distributions:
Dividends from net investment income	(0.18)
Distributions from net realized gains	(0.06)
Return of capital	(0.04)

Total dividends and distributions	(0.28)

Net asset value, end of period	$9.56

Total return (b)	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	6.73	%(l)
Before waivers and reimbursements (a)(f)(x)	2.88	%(l)
Portfolio turnover rate (z)	1%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.29%	2.01%
S&P 500 Index	32.39	26.10
Barclays Intermediate U.S. Government Bond Index	(1.25)	0.55
90% Barclays Intermediate U.S. Government Bond Index/1.5% VMI – Intl/1.5% VMI – MCC/5.5% VMI – LCC/1.5% VMI – SCC	1.72	2.79
* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.29% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks, the S&P 500 Index 32.39%, and the Barclays Intermediate U.S. Government Bond Index (1.25)% and the 90% Barclays Intermediate U.S. Government Bond Index 1.5% VMI — Intl/1.5% VMI — MCC/5.5% VMI — LCC/1.5% SCC 1.72% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (2.5%), large cap value stocks (2.5%), mid cap stocks (2.2%), small cap stocks (1.7%) and international stocks (1.8%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (89.3%).

•

The Portfolio continued to be predominately exposed to intermediate-duration, high-quality U.S. government bonds, which performed in line with the primary fixed-income benchmark, the Barclays Intermediate U.S. Government Bond Index. The Portfolio’s minimal holdings in U.S. and developed-world equities boosted performance into positive territory.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Intermediate Government Bond Portfolio	88.6%
AXA Tactical Manager 500 Portfolio	6.5
AXA Tactical Manager 2000 Portfolio	2.0
AXA Tactical Manager International Portfolio	1.7
AXA Tactical Manager 400 Portfolio	0.5
EQ/Core Bond Index Portfolio	0.4
EQ/AllianceBernstein Short-Term Bond Portfolio	0.3

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,014.90	$2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.87	2.37

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.46%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	5,640	$107,833
AXA Tactical Manager 400 Portfolio‡	1,355	27,192
AXA Tactical Manager 500 Portfolio‡	19,627	350,175
AXA Tactical Manager International Portfolio*‡	6,938	93,613
EQ/AllianceBernstein Short-Term Bond Portfolio‡	1,612	15,028
EQ/Core Bond Index Portfolio‡	2,014	19,870
EQ/Intermediate Government Bond Portfolio‡	465,727	$4,751,684

Total Investments (100.2%) (Cost $5,374,867)		5,365,395
Other Assets Less Liabilities (-0.2%)		(11,039)

Net Assets (100%)		$5,354,356

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$7,041	$110,953	$24,261	$107,833	$365	$10,492
AXA Tactical Manager 400 Portfolio	1,900	30,349	8,586	27,192	106	1,747
AXA Tactical Manager 500 Portfolio	19,835	388,817	100,188	350,175	2,270	27,584
AXA Tactical Manager International Portfolio	5,584	94,581	12,768	93,613	—	7,682
EQ/AllianceBernstein Short-Term Bond Portfolio	—	15,111	—	15,028	111	—
EQ/Core Bond Index Portfolio	—	20,286	—	19,870	286	—
EQ/Intermediate Government Bond Portfolio	286,934	5,299,222	759,240	4,751,684	22,503	(871)

	$321,294	$5,959,319	$905,043	$5,365,395	$25,641	$46,634

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$5,365,395	$—	$5,365,395

Total Assets	$—	$5,365,395	$—	$5,365,395

Total Liabilities	$—	$—	$—	$—

Total	$—	$5,365,395	$—	$5,365,395

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,959,319
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$912,181

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,505
Aggregate gross unrealized depreciation	(78,379)

Net unrealized depreciation	$(10,874)

Federal income tax cost of investments	$5,376,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,374,867)	$5,365,395
Cash	6,689
Receivable from Separate Accounts for Trust shares sold	3,227
Other assets	23

Total assets	5,375,334

LIABILITIES
Payable for securities purchased	3,396
Distribution fees payable - Class IB	1,136
Administrative fees payable	886
Payable to Separate Accounts for Trust shares redeemed	17
Trustees’ fees payable	6
Accrued expenses	15,537

Total liabilities	20,978

NET ASSETS	$5,354,356

Net assets were comprised of:
Paid in capital	$5,342,874
Accumulated undistributed net investment income (loss)	155
Accumulated undistributed net realized gain (loss) on investments	20,799
Net unrealized appreciation (depreciation) on investments	(9,472)

Net assets	$5,354,356

Class IB
Net asset value, offering and redemption price per share, $5,354,356 / 524,472 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$25,641
Interest	49

Total income	25,690

EXPENSES
Professional fees	48,094
Administrative fees	39,444
Custodian fees	25,000
Distribution fees - Class IB	11,574
Investment management fees	4,630
Printing and mailing expenses	3,542
Trustees’ fees	110
Miscellaneous	523

Gross expenses	132,917
Less: Waiver from investment manager	(44,074)
Reimbursement from investment manager	(67,147)

Net expenses	21,696

NET INVESTMENT INCOME (LOSS)	3,994

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	7,138
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	39,496

Net realized gain (loss)	46,634

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(10,175)

NET REALIZED AND UNREALIZED GAIN (LOSS)	36,459

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,994	$1,149
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	46,634	5,366
Net change in unrealized appreciation (depreciation) on investments	(10,175)	568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,453	7,083

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(21,848)	(1,487)
Distributions from net realized capital gains
Class IB	(9,653)	(3,472)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(31,501)	(4,959)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 576,489 and 127,767 shares, respectively ]	5,879,495	1,300,495
Capital shares issued in reinvestment of dividends and distributions [ 3,089 and 494 shares, respectively ]	31,501	4,959
Capital shares repurchased [ (84,626) and (108,777) shares, respectively ]	(864,957)	(1,109,017)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,046,039	196,437

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,054,991	198,561
NET ASSETS:
Beginning of year	299,365	100,804

End of year (a)	$5,354,356	$299,365

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$155	$442

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				September 28, 2011* to December 31, 2011
Class IB	2013		2012
Net asset value, beginning of period	$10.14		$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.01	(e)	0.06	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments	0.12		0.19		0.04

Total from investment operations	0.13		0.25		0.08

Less distributions:
Dividends from net investment income	(0.04)		(0.04)		(0.04)
Distributions from net realized gains	(0.02)		(0.11)		—

Total dividends and distributions	(0.06)		(0.15)		(0.04)

Net asset value, end of period	$10.21		$10.14		$10.04

Total return (b)	1.29%		2.49%		0.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,354		$299		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.47	%(j)	0.42	%(j)	0.81	%(j)
Before waivers and reimbursements (a)(f)	2.87%		52.57%		126.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	0.09%		0.58%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.32)%		(51.57)%		(124.42	)%(l)
Portfolio turnover rate (z)	21%		553%		99%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.42%	5.34%
S&P 500 Index	32.39	19.96
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.53
66% Barclays Intermediate U.S. Government Bond Index/3% VMI – Intl/3% VMI – MCC/11% VMI – LCC/3% VMI – SCC/14% Bank of America Merrill Lynch 3-Month Treasury Bill Index	4.96	5.40
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.42% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)% and the 66% Barclays Intermediate U.S. Government Bond Index/3% VMI — Intl/3% VMI — MCC/11% VMI — LCC/3% VMI — SCC/14% Bank of America Merrill Lynch 3-Month Treasury Bill Index 4.96% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (5.0%), large cap value stocks (5.1%), mid cap stocks (4.1%), small cap stocks (3.4%) and international stocks (3.4%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (79.0%).

•

In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity to support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. The Portfolio has a majority allocation to fixed-income instruments, along with a minimal allocation to U.S. and non-U.S. stocks. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Intermediate Government Bond Portfolio	35.2%
EQ/Core Bond Index Portfolio	30.0
EQ/AllianceBernstein Short-Term Bond Portfolio	13.0
AXA Tactical Manager 500 Portfolio	12.9
AXA Tactical Manager 2000 Portfolio	4.1
AXA Tactical Manager International Portfolio	3.3
AXA Tactical Manager 400 Portfolio	0.8
EQ/AllianceBernstein Short Duration Government Bond Portfolio	0.7

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,032.44	$2.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.02	2.21

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.43%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	1,361,792	$26,037,070
AXA Tactical Manager 400 Portfolio‡	240,125	4,818,946
AXA Tactical Manager 500 Portfolio‡	4,603,685	82,136,369
AXA Tactical Manager International Portfolio*‡	1,540,323	20,781,731
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	448,926	4,463,979
EQ/AllianceBernstein Short-Term Bond Portfolio‡	8,838,759	82,375,685
EQ/Core Bond Index Portfolio‡	19,301,132	190,454,748
EQ/Intermediate Government Bond Portfolio‡	21,870,051	$223,133,971

Total Investments (100.1%) (Cost $613,372,045)		634,202,499
Other Assets Less Liabilities (-0.1%)		(746,501)

Net Assets (100%)		$633,455,998

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$20,735,102	$7,484,885	$7,244,480	$26,037,070	$87,590	$2,738,845
AXA Tactical Manager 400 Portfolio	4,581,411	1,277,036	2,008,819	4,818,946	18,752	446,670
AXA Tactical Manager 500 Portfolio	63,501,069	23,395,381	18,005,120	82,136,369	530,066	5,746,966
AXA Tactical Manager International Portfolio	16,320,182	5,830,903	3,422,490	20,781,731	—	1,697,238
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—	4,721,088	255,225	4,463,979	—	(36)
EQ/AllianceBernstein Short-Term Bond Portfolio	66,798,009	22,269,438	6,135,932	82,375,685	609,748	(631)
EQ/Core Bond Index Portfolio	156,567,813	53,425,210	14,437,983	190,454,748	2,727,158	(211)
EQ/Intermediate Government Bond Portfolio	184,635,949	59,507,002	17,041,395	223,133,971	1,051,596	(90)

	$513,139,535	$177,910,943	$68,551,444	$634,202,499	$5,024,910	$10,628,751

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$634,202,499	$—	$634,202,499

Total Assets	$—	$634,202,499	$—	$634,202,499

Total Liabilities	$—	$—	$—	$—

Total	$—	$634,202,499	$—	$634,202,499

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$177,910,943
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$70,036,958

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,632,803
Aggregate gross unrealized depreciation	(8,889,116)

Net unrealized appreciation	$20,743,687

Federal income tax cost of investments	$613,458,812

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $613,372,045)	$634,202,499
Cash	943,383
Receivable from Separate Accounts for Trust shares sold	574,795
Dividends, interest and other receivables	59
Other assets	2,269

Total assets	635,723,005

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,338,940
Payable for securities purchased	655,881
Distribution fees payable - Class IB	133,609
Administrative fees payable	91,029
Investment management fees payable	557
Trustees’ fees payable	55
Accrued expenses	46,936

Total liabilities	2,267,007

NET ASSETS	$633,455,998

Net assets were comprised of:
Paid in capital	$607,393,336
Accumulated undistributed net investment income (loss)	10,191
Accumulated undistributed net realized gain (loss) on investments	5,222,017
Net unrealized appreciation (depreciation) on investments	20,830,454

Net assets	$633,455,998

Class IB
Net asset value, offering and redemption price per share, $633,455,998 / 54,007,047 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$5,024,910
Interest	832

Total income	5,025,742

EXPENSES
Distribution fees - Class IB	1,453,956
Administrative fees	904,863
Investment management fees	581,578
Printing and mailing expenses	59,656
Professional fees	51,246
Custodian fees	40,500
Trustees’ fees	15,380
Miscellaneous	11,560

Gross expenses	3,118,739
Less: Waiver from investment manager	(605,042)

Net expenses	2,513,697

NET INVESTMENT INCOME (LOSS)	2,512,045

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	1,485,514
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	9,143,237

Net realized gain (loss)	10,628,751

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	11,703,465

NET REALIZED AND UNREALIZED GAIN (LOSS)	22,332,216

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,844,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,512,045	$3,364,071
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	10,628,751	1,752,444
Net change in unrealized appreciation (depreciation) on investments	11,703,465	11,604,162

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,844,261	16,720,677

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(6,561,607)	(4,047,408)
Distributions from net realized capital gains
Class IB	(2,079,708)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,641,315)	(4,047,408)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,498,501 and 22,742,275 shares, respectively ]	261,692,098	257,299,476
Capital shares issued in reinvestment of dividends and distributions [ 739,045 and 355,879 shares, respectively ]	8,641,315	4,047,408
Capital shares repurchased [ (14,317,405) and (6,246,644) shares, respectively ]	(166,792,254)	(70,682,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	103,541,159	190,664,785

TOTAL INCREASE (DECREASE) IN NET ASSETS	119,744,105	203,338,054
NET ASSETS:
Beginning of year	513,711,893	310,373,839

End of year (a)	$633,455,998	$513,711,893

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10,191	$8,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								April 30, 2009* to December 31, 2009
Class IB	2013		2012		2011		2010
Net asset value, beginning of period	$11.39		$10.99		$11.21		$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.09	(e)	0.18	(e)	0.19	(e)	0.56	(e)
Net realized and unrealized gain (loss) on investments	0.45		0.40		(0.10)		0.57		0.27	†

Total from investment operations	0.50		0.49		0.08		0.76		0.83

Less distributions:
Dividends from net investment income	(0.12)		(0.09)		(0.15)		(0.13)		(0.19)
Distributions from net realized gains	(0.04)		—		(0.15)		(0.04)		(0.02)

Total dividends and distributions	(0.16)		(0.09)		(0.30)		(0.17)		(0.21)

Net asset value, end of period	$11.73		$11.39		$10.99		$11.21		$10.62

Total return (b)	4.42%		4.47%		0.70%		7.23%		8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$633,456		$513,712		$310,374		$169,488		$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(j)	0.43	%(j)	0.41	%(j)	0.42	%(j)	0.42	%(j)
Before waivers and reimbursements (a)(f)	0.54%		0.55%		0.56%		0.62%		2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.43%		0.84%		1.62%		1.71%		7.82%
Before waivers and reimbursements (a)(f)(x)	0.33%		0.72%		1.47%		1.50%		6.24%
Portfolio turnover rate (z)	12%		14%		21%		65%		15%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.54%	8.26%
S&P 500 Index	32.39	19.96
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.53
50% Barclays Intermediate U.S. Government Bond Index/7% VMI – Intl/7% VMI – MCC/19% VMI – LCC/7% VMI – SCC/10% Bank of America Merill Lynch 3-Month Treasury Bill Index	11.21	8.68
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.54% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)% and the 50% Barclays Intermediate U.S. Government Bond Index/7% VMI — Intl/7% VMI — MCC/19% VMI — LCC/7% VMI — SCC/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index 11.21% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (10.0%), large cap value stocks (10.0%), mid cap stocks (7.6%), small cap stocks (6.9%) and international stocks (6.6%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (58.9%).

•

In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity to support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. The Portfolio has a majority allocation to fixed-income instruments, along with a modest allocation to U.S. and non-U.S. stocks. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Intermediate Government Bond Portfolio	25.7%
AXA Tactical Manager 500 Portfolio	25.7
EQ/Core Bond Index Portfolio	22.3
EQ/AllianceBernstein Short-Term Bond Portfolio	9.5
AXA Tactical Manager 2000 Portfolio	8.4
AXA Tactical Manager International Portfolio	6.4
EQ/AllianceBernstein Short Duration Government Bond Portfolio	1.1
AXA Tactical Manager 400 Portfolio	0.9

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,065.31	$2.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.91	2.32

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.46%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	4,760,332	$91,016,183
AXA Tactical Manager 400 Portfolio‡	476,523	9,563,114
AXA Tactical Manager 500 Portfolio‡	15,513,837	276,789,169
AXA Tactical Manager International Portfolio*‡	5,086,971	68,632,389
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	1,166,067	11,595,006
EQ/AllianceBernstein Short-Term Bond Portfolio‡	11,045,425	102,941,424
EQ/Core Bond Index Portfolio‡	24,354,418	240,318,275
EQ/Intermediate Government Bond Portfolio‡	27,163,429	$277,140,818

Total Investments (100.0%) (Cost $997,211,138)		1,077,996,378
Other Assets Less Liabilities (0.0%)		234,903

Net Assets (100%)		$1,078,231,281

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$62,472,362	$26,673,027	$15,011,251	$91,016,183	$305,722	$7,929,576
AXA Tactical Manager 400 Portfolio	8,838,781	2,895,276	4,052,207	9,563,114	37,114	854,152
AXA Tactical Manager 500 Portfolio	186,270,368	81,553,935	32,455,760	276,789,169	1,783,187	18,031,941
AXA Tactical Manager International Portfolio	49,009,824	20,655,180	7,301,135	68,632,389	—	5,355,271
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—	11,600,073	—	11,595,006	—	—
EQ/AllianceBernstein Short-Term Bond Portfolio	71,845,115	32,930,181	1,142,224	102,941,424	761,976	65
EQ/Core Bond Index Portfolio	170,850,378	78,214,217	2,535,322	240,318,275	3,435,357	1
EQ/Intermediate Government Bond Portfolio	198,864,559	85,935,628	2,981,051	277,140,818	1,303,781	44

	$748,151,387	$340,457,517	$65,478,950	$1,077,996,378	$7,627,137	$32,171,050

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,077,996,378	$—	$1,077,996,378

Total Assets	$—	$1,077,996,378	$—	$1,077,996,378

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,077,996,378	$—	$1,077,996,378

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$340,457,517
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$67,144,281

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$90,961,663
Aggregate gross unrealized depreciation	(10,295,245)

Net unrealized appreciation	$80,666,418

Federal income tax cost of investments	$997,329,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $997,211,138)	$1,077,996,378
Cash	980,296
Receivable from Separate Accounts for Trust shares sold	1,048,941
Dividends, interest and other receivables	68
Other assets	3,459

Total assets	1,080,029,142

LIABILITIES
Payable for securities purchased	1,064,889
Payable to Separate Accounts for Trust shares redeemed	273,266
Distribution fees payable - Class IB	225,074
Administrative fees payable	145,908
Investment management fees payable	27,039
Trustees’ fees payable	196
Accrued expenses	61,489

Total liabilities	1,797,861

NET ASSETS	$1,078,231,281

Net assets were comprised of:
Paid in capital	$980,884,042
Accumulated undistributed net investment income (loss)	26,761
Accumulated undistributed net realized gain (loss) on investments	16,535,238
Net unrealized appreciation (depreciation) on investments	80,785,240

Net assets	$1,078,231,281

Class IB
Net asset value, offering and redemption price per share, $1,078,231,281 / 81,377,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$7,627,137
Interest	880

Total income	7,628,017

EXPENSES
Distribution fees - Class IB	2,286,377
Administrative fees	1,404,309
Investment management fees	914,544
Printing and mailing expenses	94,591
Professional fees	57,538
Custodian fees	41,501
Trustees’ fees	23,682
Miscellaneous	17,395

Gross expenses	4,839,937
Less: Waiver from investment manager	(687,531)

Net expenses	4,152,406

NET INVESTMENT INCOME (LOSS)	3,475,611

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	1,665,331
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	30,505,719

Net realized gain (loss)	32,171,050

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	54,866,424

NET REALIZED AND UNREALIZED GAIN (LOSS)	87,037,474

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,513,085

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,475,611	$4,281,800
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	32,171,050	3,866,648
Net change in unrealized appreciation (depreciation) on investments	54,866,424	31,331,578

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,513,085	39,480,026

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(16,967,502)	(5,704,281)
Distributions from net realized capital gains
Class IB	(4,041,788)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,009,290)	(5,704,281)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 27,133,339 and 24,353,949 shares, respectively ]	349,583,901	292,987,716
Capital shares issued in reinvestment of dividends and distributions [ 1,597,097 and 467,644 shares, respectively ]	21,009,290	5,704,281
Capital shares repurchased [ (8,565,547) and (4,163,305) shares, respectively ]	(110,641,179)	(50,011,485)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	259,952,012	248,680,512

TOTAL INCREASE (DECREASE) IN NET ASSETS	329,455,807	282,456,257
NET ASSETS:
Beginning of year	748,775,474	466,319,217

End of year (a)	$1,078,231,281	$748,775,474

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$26,761	$27,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								April 30, 2009* to December 31, 2009
Class IB	2013		2012		2011		2010
Net asset value, beginning of period	$12.23		$11.50		$11.99		$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.09	(e)	0.15	(e)	0.16	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	1.23		0.73		(0.31)		0.85		0.90

Total from investment operations	1.28		0.82		(0.16)		1.01		1.36

Less distributions:
Dividends from net investment income	(0.21)		(0.09)		(0.14)		(0.13)		(0.15)
Distributions from net realized gains	(0.05)		—		(0.19)		(0.06)		(0.04)

Total dividends and distributions	(0.26)		(0.09)		(0.33)		(0.19)		(0.19)

Net asset value, end of period	$13.25		$12.23		$11.50		$11.99		$11.17

Total return (b)	10.54%		7.17%		(1.32)%		9.05%		13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,078,231		$748,775		$466,319		$290,058		$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.45	%(j)	0.45	%(j)	0.43	%(j)	0.43	%(j)	0.43	%(j)
Before waivers and reimbursements (a)(f)	0.53%		0.54%		0.54%		0.58%		1.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.38%		0.71%		1.22%		1.37%		6.07%
Before waivers and reimbursements (a)(f)(x)	0.30%		0.62%		1.11%		1.22%		5.12%
Portfolio turnover rate (z)	7%		13%		19%		51%		22%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares**	13.60%	9.58%
Portfolio – Class IB Shares*	13.67	9.46
S&P 500 Index	32.39	19.96
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.53
42% Barclays Intermediate U.S. Government Bond Index/8% VMI – Intl/8% VMI – MCC/26% VMI – LCC/8% VMI – SCC/8% Bank of America Merrill Lynch 3-Month Treasury Bill Index	14.47	10.34
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.67% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)% and the 42% Barclays Intermediate U.S. Government Bond Index/8% VMI — Intl/8% VMI — MCC/26% VMI — LCC/8% VMI — SCC/8% Bank of America Merrill Lynch 3-Month Treasury Bill Index 14.47% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (12.4%), large cap value stocks (12.5%), mid cap stocks (9.5%), small cap stocks (8.5%) and international stocks (8.3%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (48.8%).

•

In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity to support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. The Portfolio has a balanced allocation to fixed-income instruments, along with roughly half of holdings in U.S. and non-U.S. stocks. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
AXA Tactical Manager 500 Portfolio	32.0%
EQ/Intermediate Government Bond Portfolio	21.2
EQ/Core Bond Index Portfolio	18.4
AXA Tactical Manager 2000 Portfolio	10.4
AXA Tactical Manager International Portfolio	8.0
EQ/AllianceBernstein Short-Term Bond Portfolio	7.8
AXA Tactical Manager 400 Portfolio	1.1
EQ/AllianceBernstein Short Duration Government Bond Portfolio	1.1

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,081.68	$2.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.73	2.50
Class IB
Actual	1,000.00	1,081.54	2.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.73	2.50

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	12,449,064	$238,022,539
AXA Tactical Manager 400 Portfolio‡	1,285,730	25,802,713
AXA Tactical Manager 500 Portfolio‡	41,280,472	736,502,987
AXA Tactical Manager International Portfolio*‡	13,633,922	183,946,119
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	2,540,574	25,262,676
EQ/AllianceBernstein Short-Term Bond Portfolio‡	19,188,701	178,835,334
EQ/Core Bond Index Portfolio‡	42,938,540	423,697,891
EQ/Intermediate Government Bond Portfolio‡	47,784,304	$487,529,802

Total Investments (100.0%) (Cost $2,089,692,493)		2,299,600,061
Other Assets Less Liabilities (0.0%)		(345,646)

Net Assets (100%)		$2,299,254,415

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$152,427,375	$76,181,648	$33,339,006	$238,022,539	$797,007	$20,249,843
AXA Tactical Manager 400 Portfolio	21,506,377	8,379,957	9,195,087	25,802,713	99,797	1,367,664
AXA Tactical Manager 500 Portfolio	456,852,503	233,717,487	60,202,009	736,502,987	4,730,167	46,906,598
AXA Tactical Manager International Portfolio	121,734,278	60,357,271	14,025,954	183,946,119	—	14,139,897
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—	25,273,425	—	25,262,676	—	—
EQ/AllianceBernstein Short-Term Bond Portfolio	116,103,432	64,071,460	142,759	178,835,334	1,323,746	(2)
EQ/Core Bond Index Portfolio	280,591,601	154,213,702	314,908	423,697,891	6,037,658	(3)
EQ/Intermediate Government Bond Portfolio	325,226,033	170,729,437	373,688	487,529,802	2,285,864	(1)

	$1,474,441,599	$792,924,387	$117,593,411	$2,299,600,061	$15,274,239	$82,663,996

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,299,600,061	$—	$2,299,600,061

Total Assets	$—	$2,299,600,061	$—	$2,299,600,061

Total Liabilities	$—	$—	$—	$—

Total	$—	$2,299,600,061	$—	$2,299,600,061

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$792,924,387
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$119,679,494

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$227,474,692
Aggregate gross unrealized depreciation	(17,786,074)

Net unrealized appreciation	$209,688,618

Federal income tax cost of investments	$2,089,911,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,089,692,493)	$2,299,600,061
Cash	2,560,713
Receivable from Separate Accounts for Trust shares sold	2,209,420
Dividends, interest and other receivables	159
Other assets	6,875

Total assets	2,304,377,228

LIABILITIES
Payable for securities purchased	3,113,206
Payable to Separate Accounts for Trust shares redeemed	997,683
Distribution fees payable - Class IB	476,760
Administrative fees payable	296,953
Investment management fees payable	135,436
Trustees’ fees payable	525
Distribution fees payable - Class IA	55
Accrued expenses	102,195

Total liabilities	5,122,813

NET ASSETS	$2,299,254,415

Net assets were comprised of:
Paid in capital	$2,046,760,655
Accumulated undistributed net investment income (loss)	66,072
Accumulated undistributed net realized gain (loss) on investments	42,520,120
Net unrealized appreciation (depreciation) on investments	209,907,568

Net assets	$2,299,254,415

Class IA
Net asset value, offering and redemption price per share, $261,269 / 18,752 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.93

Class IB
Net asset value, offering and redemption price per share, $2,298,993,146 / 164,815,406 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$15,274,239
Interest	1,676

Total income	15,275,915

EXPENSES
Distribution fees - Class IB	4,707,104
Administrative fees	2,857,109
Investment management fees	1,883,083
Printing and mailing expenses	195,714
Professional fees	78,683
Trustees’ fees	47,997
Custodian fees	41,000
Distribution fees - Class IA	637
Miscellaneous	32,667

Gross expenses	9,843,994
Less: Waiver from investment manager	(622,323)

Net expenses	9,221,671

NET INVESTMENT INCOME (LOSS)	6,054,244

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	2,086,083
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	80,577,913

Net realized gain (loss)	82,663,996

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	149,827,486

NET REALIZED AND UNREALIZED GAIN (LOSS)	232,491,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$238,545,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,054,244	$7,584,002
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	82,663,996	8,874,130
Net change in unrealized appreciation (depreciation) on investments	149,827,486	74,979,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	238,545,726	91,437,498

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,796)	(1,901)
Class IB	(41,731,322)	(10,815,646)

	(41,736,118)	(10,817,547)

Distributions from net realized capital gains
Class IA	(1,154)	—
Class IB	(9,449,672)	—

	(9,450,826)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(51,186,944)	(10,817,547)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 0 shares, respectively ]	—	—
Capital shares issued in reinvestment of dividends and distributions [ 431 and 152 shares, respectively ]	5,950	1,901
Capital shares repurchased [ (2,157) and (27,300) shares, respectively ]	(28,402)	(321,174)

Total Class IA transactions	(22,452)	(319,273)

Class IB
Capital shares sold [ 53,591,762 and 43,567,910 shares, respectively ]	719,161,247	535,907,871
Capital shares issued in reinvestment of dividends and distributions [ 3,704,039 and 864,000 shares, respectively ]	51,180,994	10,815,646
Capital shares repurchased [ (9,954,287) and (5,195,152) shares, respectively ]	(134,096,507)	(64,020,411)

Total Class IB transactions	636,245,734	482,703,106

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	636,223,282	482,383,833

TOTAL INCREASE (DECREASE) IN NET ASSETS	823,582,064	563,003,784
NET ASSETS:
Beginning of year	1,475,672,351	912,668,567

End of year (a)	$2,299,254,415	$1,475,672,351

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$66,072	$64,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								September 11, 2009* to December 31, 2009
Class IA	2013		2012		2011		2010
Net asset value, beginning of period	$12.55		$11.65		$12.25		$11.31		$11.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.03	(e)	0.05	(e)	0.18	(e)	0.05	(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.67		0.94		(0.44)		1.12		0.17

Total from investment operations	1.70		0.99		(0.26)		1.17		0.33

Less distributions:
Dividends from net investment income	(0.26)		(0.09)		(0.16)		(0.17)		(0.15)
Distributions from net realized gains	(0.06)		—		(0.18)		(0.06)		(0.05)

Total dividends and distributions	(0.32)		(0.09)		(0.34)		(0.23)		(0.20)

Net asset value, end of period	$13.93		$12.55		$11.65		$12.25		$11.31

Total return (b)	13.60%		8.53%		(2.08)%		10.31%		2.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$261		$257		$555		$362		$404
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.49	%(j)	0.48	%(j)	0.21	%(k)	0.22	%(k)	0.15	%(k)
Before waivers and reimbursements (a)(f)	0.52%		0.53%		0.28%		0.31%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.20%		0.42%		1.47%		0.46%		4.53%
Before waivers and reimbursements (a)(f)(x)	0.17%		0.38%		1.40%		0.36%		4.14%
Portfolio turnover rate (z)	6%		12%		15%		45%		30%

	Year Ended December 31,								April 30, 2009* to December 31, 2009
Class IB	2013		2012		2011		2010
Net asset value, beginning of period	$12.56		$11.66		$12.27		$11.32		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.04	(e)	0.08	(e)	0.13	(e)	0.15	(e)	0.37	(e)
Net realized and unrealized gain (loss) on investments	1.67		0.91		(0.42)		1.00		1.13

Total from investment operations	1.71		0.99		(0.29)		1.15		1.50

Less distributions:
Dividends from net investment income	(0.26)		(0.09)		(0.14)		(0.14)		(0.13)
Distributions from net realized gains	(0.06)		—		(0.18)		(0.06)		(0.05)

Total dividends and distributions	(0.32)		(0.09)		(0.32)		(0.20)		(0.18)

Net asset value, end of period	$13.95		$12.56		$11.66		$12.27		$11.32

Total return (b)	13.67%		8.52%		(2.40)%		10.11%		15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,298,993		$1,475,415		$912,114		$536,319		$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.49	%(j)	0.48	%(j)	0.46	%(k)	0.47	%(c)(k)	0.47	%(k)
Before waivers and reimbursements (a)(f)	0.52%		0.53%		0.53%		0.56	%(c)	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.32%		0.64%		1.08%		1.23%		4.92%
Before waivers and reimbursements (a)(f)(x)	0.29%		0.59%		1.01%		1.14%		4.38%
Portfolio turnover rate (z)	6%		12%		15%		45%		30%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	16.86%	11.32%
S&P 500 Index	32.39	19.96
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.53
33% Barclays Intermediate U.S. Government Bond Index/10% VMI – Intl/10% VMI – MCC/30% VMI – LCC/10% VMI – SCC/7% Bank of America Merrill Lynch 3-Month Treasury Bill Index	17.81	11.95
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.86% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)% and the 33% Barclays Intermediate U.S. Government Bond Index/10% VMI — Intl/10% VMI — MCC/30% VMI — LCC/10% VMI — SCC/7% Bank of America Merrill Lynch 3-Month Treasury Bill Index 17.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (14.8%), large cap value stocks (14.9%), mid cap stocks (11.3%), small cap stocks (10.1%) and international stocks (10.0%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (38.9%).

•

In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity to support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. The Portfolio has a moderate allocation to fixed-income instruments, along with a majority of holdings in U.S. and non-U.S. stocks. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2013
AXA Tactical Manager 500 Portfolio	38.1%
EQ/Intermediate Government Bond Portfolio	16.6
EQ/Core Bond Index Portfolio	14.6
AXA Tactical Manager 2000 Portfolio	12.4
AXA Tactical Manager International Portfolio	9.6
EQ/AllianceBernstein Short-Term Bond Portfolio	6.2
AXA Tactical Manager 400 Portfolio	1.4
EQ/AllianceBernstein Short Duration Government Bond Portfolio	1.1

AXA MODERATE GROWTH STRATEGY

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,098.21	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.68

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 0.53%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	32,175,639	$615,188,996
AXA Tactical Manager 400 Portfolio‡	3,373,372	67,698,617
AXA Tactical Manager 500 Portfolio‡	106,438,538	1,899,016,600
AXA Tactical Manager International Portfolio*‡	35,402,093	477,637,880
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	5,527,468	54,963,417
EQ/AllianceBernstein Short-Term Bond Portfolio‡	32,881,101	306,446,102
EQ/Core Bond Index Portfolio‡	73,830,841	728,529,010
EQ/Intermediate Government Bond Portfolio‡	81,273,037	$829,205,911

Total Investments (100.0%) (Cost $4,399,436,023)		4,978,686,533
Other Assets Less Liabilities (0.0%)		(2,127,623)

Net Assets (100%)		$4,976,558,910

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$414,318,092	$164,785,341	$77,425,046	$615,188,996	$2,064,704	$52,960,305
AXA Tactical Manager 400 Portfolio	54,427,186	17,501,610	17,577,204	67,698,617	262,606	3,193,466
AXA Tactical Manager 500 Portfolio	1,242,222,678	497,837,578	124,183,979	1,899,016,600	12,226,364	121,307,486
AXA Tactical Manager International Portfolio	335,239,180	128,406,332	28,146,457	477,637,880	—	36,627,090
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—	54,988,084	—	54,963,417	—	—
EQ/AllianceBernstein Short-Term Bond Portfolio	210,114,860	98,559,759	172,030	306,446,102	2,268,326	(18)
EQ/Core Bond Index Portfolio	509,721,389	237,973,243	382,237	728,529,010	10,407,651	11
EQ/Intermediate Government Bond Portfolio	585,531,486	258,058,662	452,324	829,205,911	3,897,712	3

	$3,351,574,871	$1,458,110,609	$248,339,277	$4,978,686,533	$31,127,363	$214,088,343

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$4,978,686,533	$—	$4,978,686,533

Total Assets	$—	$4,978,686,533	$—	$4,978,686,533

Total Liabilities	$—	$—	$—	$—

Total	$—	$4,978,686,533	$—	$4,978,686,533

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,458,110,609
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$253,548,322

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$607,380,265
Aggregate gross unrealized depreciation	(28,554,548)

Net unrealized appreciation	$578,825,717

Federal income tax cost of investments	$4,399,860,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,399,436,023)	$4,978,686,533
Cash	2,412,201
Receivable from Separate Accounts for Trust shares sold	3,888,607
Dividends, interest and other receivables	66
Other assets	15,375

Total assets	4,985,002,782

LIABILITIES
Payable for securities purchased	5,613,487
Distribution fees payable - Class IB	1,032,724
Administrative fees payable	630,500
Investment management fees payable	514,123
Payable to Separate Accounts for Trust shares redeemed	456,146
Trustees’ fees payable	834
Accrued expenses	196,058

Total liabilities	8,443,872

NET ASSETS	$4,976,558,910

Net assets were comprised of:
Paid in capital	$4,286,531,108
Accumulated undistributed net investment income (loss)	198,996
Accumulated undistributed net realized gain (loss) on investments	110,578,296
Net unrealized appreciation (depreciation) on investments	579,250,510

Net assets	$4,976,558,910

Class IB
Net asset value, offering and redemption price per share, $4,976,558,910 / 329,791,662 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$31,127,363
Interest	994

Total income	31,128,357

EXPENSES
Distribution fees - Class IB	10,366,959
Administrative fees	6,252,594
Investment management fees	4,146,753
Printing and mailing expenses	427,202
Recoupment fees	225,883
Professional fees	125,200
Trustees’ fees	106,591
Custodian fees	64,500
Miscellaneous	70,640

Total expenses	21,786,322

NET INVESTMENT INCOME (LOSS)	9,342,035

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	5,209,045
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	208,879,298

Net realized gain (loss)	214,088,343

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	417,340,330

NET REALIZED AND UNREALIZED GAIN (LOSS)	631,428,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$640,770,708

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,342,035	$14,527,919
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	214,088,343	23,213,003
Net change in unrealized appreciation (depreciation) on investments	417,340,330	215,338,293

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	640,770,708	253,079,215

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(101,898,704)	(22,821,519)
Distributions from net realized capital gains
Class IB	(25,029,532)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(126,928,236)	(22,821,519)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 83,438,721 and 73,051,653 shares, respectively ]	1,200,533,112	942,779,261
Capital shares issued in reinvestment of dividends and distributions [ 8,514,073 and 1,727,920 shares, respectively ]	126,928,236	22,821,519
Capital shares repurchased [ (14,899,100) and (10,158,485) shares, respectively ]	(215,413,512)	(131,365,803)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,112,047,836	834,234,977

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,625,890,308	1,064,492,673
NET ASSETS:
Beginning of year	3,350,668,602	2,286,175,929

End of year (a)	$4,976,558,910	$3,350,668,602

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$198,996	$196,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								April 30, 2009* to December 31, 2009
Class IB	2013		2012		2011		2010
Net asset value, beginning of period	$13.26		$12.15		$12.90		$11.82		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.03	(e)	0.07	(e)	0.12	(e)	0.13	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	2.20		1.13		(0.56)		1.15		1.69

Total from investment operations	2.23		1.20		(0.44)		1.28		2.00

Less distributions:
Dividends from net investment income	(0.32)		(0.09)		(0.13)		(0.14)		(0.11)
Distributions from net realized gains	(0.08)		—		(0.18)		(0.06)		(0.07)

Total dividends and distributions	(0.40)		(0.09)		(0.31)		(0.20)		(0.18)

Net asset value, end of period	$15.09		$13.26		$12.15		$12.90		$11.82

Total return (b)	16.86%		9.89%		(3.36)%		10.84%		19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,976,559		$3,350,669		$2,286,176		$1,289,725		$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.53	%(j)	0.52	%(j)	0.50	%(j)	0.49	%(j)	0.50	%(j)
Before waivers (a)(f)	0.53%		0.52%		0.52%		0.53%		0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.23%		0.51%		0.93%		1.06%		3.96%
Before waivers (a)(f)(x)	0.23%		0.51%		0.91%		1.02%		3.71%
Portfolio turnover rate (z)	6%		11%		13%		38%		33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares**	20.25%	12.45%
Portfolio – Class IB Shares*	20.24	12.30
S&P 500 Index	32.39	19.96
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.53
25% Barclays Intermediate U.S. Government Bond Index/12% VMI – Intl/12% VMI – MCC/34% VMI – LCC/12% VMI – SCC/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index	21.20	13.58
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.24% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)% and the 25% Barclays Intermediate U.S. Government Bond Index/12% VMI — Intl/12% VMI — MCC/34% VMI — LCC/12% VMI — SCC/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index 21.20% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (17.2%), large cap value stocks (17.2%), mid cap stocks (13.3%), small cap stocks (11.8%) and international stocks (11.5%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (29.0%).

•

In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity to support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. The Portfolio has a modest allocation to fixed-income instruments, along with substantial holdings in U.S. and non-U.S. stocks. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
AXA Tactical Manager 500 Portfolio	44.2%
AXA Tactical Manager 2000 Portfolio	14.4
EQ/Intermediate Government Bond Portfolio	12.3
AXA Tactical Manager International Portfolio	11.0
EQ/Core Bond Index Portfolio	10.9
EQ/AllianceBernstein Short-Term Bond Portfolio	4.5
AXA Tactical Manager 400 Portfolio	1.8
EQ/AllianceBernstein Short Duration Government Bond Portfolio	0.9

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,115.15	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.62	2.61
Class IB
Actual	1,000.00	1,115.07	2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.62	2.61

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.51% and 0.51%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	17,239,008	$329,604,898
AXA Tactical Manager 400 Portfolio‡	2,032,862	40,796,540
AXA Tactical Manager 500 Portfolio‡	56,730,387	1,012,151,695
AXA Tactical Manager International Portfolio*‡	18,737,681	252,804,993
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	2,085,065	20,733,236
EQ/AllianceBernstein Short-Term Bond Portfolio‡	11,013,364	102,642,625
EQ/Core Bond Index Portfolio‡	25,171,574	248,381,589
EQ/Intermediate Government Bond Portfolio‡	27,641,853	282,022,039

Total Investments (100.0%) (Cost $2,020,002,328)		2,289,137,615
Other Assets Less Liabilities (0.0%)		867,615

Net Assets (100%)		$2,290,005,230

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$170,574,979	$131,467,348	$24,008,573	$329,604,898	$1,099,153	$25,996,157
AXA Tactical Manager 400 Portfolio	25,400,239	15,097,712	6,884,220	40,796,540	157,372	1,773,497
AXA Tactical Manager 500 Portfolio	523,063,471	404,681,836	43,664,303	1,012,151,695	6,473,067	63,581,378
AXA Tactical Manager International Portfolio	140,837,142	102,800,420	9,142,187	252,804,993	—	19,167,460
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—	20,742,119	—	20,733,236	—	—
EQ/AllianceBernstein Short-Term Bond Portfolio	56,754,105	46,647,070	79,056	102,642,625	759,765	17
EQ/Core Bond Index Portfolio	138,321,143	116,290,048	177,913	248,381,589	3,523,842	3
EQ/Intermediate Government Bond Portfolio	157,289,389	129,294,159	209,550	282,022,039	1,316,184	(4)

	$1,212,240,468	$967,020,712	$84,165,802	$2,289,137,615	$13,329,383	$110,518,508

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,289,137,615	$—	$2,289,137,615

Total Assets	$—	$2,289,137,615	$—	$2,289,137,615

Total Liabilities	$—	$—	$—	$—

Total	$—	$2,289,137,615	$—	$2,289,137,615

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$967,020,712
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,581,476

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$277,798,545
Aggregate gross unrealized depreciation	(8,817,872)

Net unrealized appreciation	$268,980,673

Federal income tax cost of investments	$2,020,156,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,020,002,328)	$2,289,137,615
Cash	2,671,540
Receivable from Separate Accounts for Trust shares sold	2,409,575
Dividends, interest and other receivables	285
Other assets	5,773

Total assets	2,294,224,788

LIABILITIES
Payable for securities purchased	2,988,493
Distribution fees payable - Class IB	469,653
Administrative fees payable	292,818
Payable to Separate Accounts for Trust shares redeemed	192,119
Investment management fees payable	176,692
Trustees’ fees payable	714
Distribution fees payable - Class IA	269
Accrued expenses	98,800

Total liabilities	4,219,558

NET ASSETS	$2,290,005,230

Net assets were comprised of:
Paid in capital	$1,963,472,930
Accumulated undistributed net investment income (loss)	79,170
Accumulated undistributed net realized gain (loss) on investments	57,317,843
Net unrealized appreciation (depreciation) on investments	269,135,287

Net assets	$2,290,005,230

Class IA
Net asset value, offering and redemption price per share, $1,288,052 / 82,316 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.65

Class IB
Net asset value, offering and redemption price per share, $2,288,717,178 / 146,143,928 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$13,329,383
Interest	2,633

Total income	13,332,016

EXPENSES
Distribution fees - Class IB	4,246,285
Administrative fees	2,582,230
Investment management fees	1,699,831
Printing and mailing expenses	179,745
Professional fees	73,654
Trustees’ fees	41,826
Custodian fees	40,500
Distribution fees - Class IA	3,324
Miscellaneous	26,013

Gross expenses	8,893,408
Less: Waiver from investment manager	(192,608)

Net expenses	8,700,800

NET INVESTMENT INCOME (LOSS)	4,631,216

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	415,674
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	110,102,834

Net realized gain (loss)	110,518,508

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	194,042,237

NET REALIZED AND UNREALIZED GAIN (LOSS)	304,560,745

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$309,191,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,631,216	$5,333,320
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	110,518,508	9,336,733
Net change in unrealized appreciation (depreciation) on investments	194,042,237	81,602,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	309,191,961	96,272,144

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(30,334)	(9,213)
Class IB	(53,331,874)	(8,650,922)

	(53,362,208)	(8,660,135)

Distributions from net realized capital gains
Class IA	(6,873)	—
Class IB	(10,097,569)	—

	(10,104,442)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,466,650)	(8,660,135)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 24,764 shares, respectively ]	—	304,177
Capital shares issued in reinvestment of dividends and distributions [ 2,413 and 690 shares, respectively ]	37,207	9,213
Capital shares repurchased [ (15,515) and (27,864) shares, respectively ]	(232,256)	(351,480)

Total Class IA transactions	(195,049)	(38,090)

Class IB
Capital shares sold [ 58,771,120 and 33,591,964 shares, respectively ]	872,629,243	438,403,871
Capital shares issued in reinvestment of dividends and distributions [ 4,103,018 and 647,609 shares, respectively ]	63,429,443	8,650,922
Capital shares repurchased [ (7,072,837) and (4,843,204) shares, respectively ]	(104,795,484)	(63,117,150)

Total Class IB transactions	831,263,202	383,937,643

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	831,068,153	383,899,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,076,793,464	471,511,562
NET ASSETS:
Beginning of year	1,213,211,766	741,700,204

End of year (a)	$2,290,005,230	$1,213,211,766

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$79,170	$77,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								September 11, 2009* to December 31, 2009
Class IA	2013		2012		2011		2010
Net asset value, beginning of period	$13.40		$12.14		$13.06		$11.89		$11.58

Income (loss) from investment operations:
Net investment income (loss) (x)	0.01	(e)	0.05	(e)	0.09	(e)	0.08	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	2.70		1.31		(0.63)		1.34		0.36

Total from investment operations	2.71		1.36		(0.54)		1.42		0.48

Less distributions:
Dividends from net investment income	(0.38)		(0.10)		(0.18)		(0.17)		(0.11)
Distributions from net realized gains	(0.08)		—		(0.20)		(0.08)		(0.06)

Total dividends and distributions	(0.46)		(0.10)		(0.38)		(0.25)		(0.17)

Net asset value, end of period	$15.65		$13.40		$12.14		$13.06		$11.89

Total return (b)	20.25%		11.18%		(4.14)%		11.96%		4.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,288		$1,279		$1,188		$1,546		$1,485
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.51	%(j)	0.51	%(j)	0.23	%(k)	0.22	%(k)	0.13	%(k)
Before waivers and reimbursements (a)(f)	0.52%		0.53%		0.28%		0.30%		0.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.06%		0.36%		0.66%		0.68%		3.21%
Before waivers and reimbursements (a)(f)(x)	0.05%		0.33%		0.62%		0.60%		2.91%
Portfolio turnover rate (z)	5%		9%		13%		27%		36%

	Year Ended December 31,								April 30, 2009* to December 31, 2009
Class IB	2013		2012		2011		2010
Net asset value, beginning of period	$13.41		$12.15		$13.07		$11.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.04	(e)	0.07	(e)	0.09	(e)	0.07	(e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	2.67		1.29		(0.66)		1.32		1.80

Total from investment operations	2.71		1.36		(0.57)		1.39		2.05

Less distributions:
Dividends from net investment income	(0.38)		(0.10)		(0.15)		(0.14)		(0.09)
Distributions from net realized gains	(0.08)		—		(0.20)		(0.08)		(0.06)

Total dividends and distributions	(0.46)		(0.10)		(0.35)		(0.22)		(0.15)

Net asset value, end of period	$15.66		$13.41		$12.15		$13.07		$11.90

Total return (b)	20.24%		11.17%		(4.38)%		11.67%		20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,288,717		$1,211,933		$740,513		$577,351		$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.51	%(j)	0.51	%(j)	0.48	%(k)	0.47	%(k)	0.48	%(k)
Before waivers and reimbursements (a)(f)	0.52%		0.53%		0.53%		0.55	%(c)	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.27%		0.55%		0.67%		0.61%		3.22%
Before waivers and reimbursements (a)(f)(x)	0.26%		0.53%		0.62%		0.54%		2.90%
Portfolio turnover rate (z)	5%		9%		13%		27%		36%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	23.38%	16.24%
S&P 500 Index	32.39	20.76
Barclays Intermediate U.S. Government Bond Index	(1.25)	0.18
17% Barclays Intermediate U.S. Government Bond Index/13% VMI – Intl/13% VMI – MCC/41% VMI – LCC/13% VMI – SCC/3% Bank of America Merrill Lynch 3-Month Treasury Bill Index	24.71	16.87
* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.38% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government Bond Index (1.25)%, and the 17% Barclays Intermediate U.S. Government Bond Index/13% VMI — Intl/13% VMI — MCC/41% VMI — LCC/13% VMI — SCC/3% Bank of America Merrill Lynch 3-Month Treasury Bill Index 24.71% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

As of 12/31/2013, the Portfolio’s equity allocation consisted of large cap growth stocks (19.8%), large cap value stocks (19.9%), mid cap stocks (14.8%), small cap stocks (13.4%) and international stocks (13.0%).

•	As of 12/31/2013, the Portfolio’s fixed income allocation consisted of investment grade bonds (19.1%).

•

In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity to support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. The Portfolio has a modest allocation to fixed-income instruments, along with substantial holdings in U.S. and non-U.S. stocks. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
AXA Tactical Manager 500 Portfolio	50.9%
AXA Tactical Manager 2000 Portfolio	16.5
AXA Tactical Manager International Portfolio	12.5
EQ/Intermediate Government Bond Portfolio	7.9
EQ/Core Bond Index Portfolio	7.1
EQ/AllianceBernstein Short-Term Bond Portfolio	3.0
AXA Tactical Manager 400 Portfolio	1.3
EQ/AllianceBernstein Short Duration Government Bond Portfolio	0.8

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,130.57	$2.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.81

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	6,373,632	$121,862,014
AXA Tactical Manager 400 Portfolio‡	495,711	9,948,188
AXA Tactical Manager 500 Portfolio‡	21,082,844	376,148,267
AXA Tactical Manager International Portfolio‡	6,847,653	92,387,153
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	557,277	5,541,391
EQ/AllianceBernstein Short-Term Bond Portfolio‡	2,344,271	21,848,191
EQ/Core Bond Index Portfolio‡	5,296,514	52,263,584
EQ/Intermediate Government Bond Portfolio‡	5,738,521	58,548,509

Total Investments (99.6%) (Cost $700,665,356)		738,547,297
Other Assets Less Liabilities (0.4%)		2,962,920

Net Assets (100%)		$741,510,217

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$19,681,021	$95,464,498	$2,877,124	$121,862,014	$395,254	$9,016,126
AXA Tactical Manager 400 Portfolio	2,501,632	11,258,849	4,980,161	9,948,188	36,450	508,779
AXA Tactical Manager 500 Portfolio	61,192,291	298,854,427	8,151,847	376,148,267	2,337,246	22,695,482
AXA Tactical Manager International Portfolio	16,131,721	74,860,491	1,590,595	92,387,153	—	6,735,774
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—	5,543,381	—	5,541,391	—	—
EQ/AllianceBernstein Short-Term Bond Portfolio	3,914,670	18,250,698	180,456	21,848,191	161,721	30
EQ/Core Bond Index Portfolio	9,221,765	44,505,848	416,487	52,263,584	718,869	19
EQ/Intermediate Government Bond Portfolio	10,225,436	49,474,160	472,046	58,548,509	264,918	(6)

	$122,868,536	$598,212,352	$18,668,716	$738,547,297	$3,914,458	$38,956,204

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$738,547,297	$—	$738,547,297

Total Assets	$—	$738,547,297	$—	$738,547,297

Total Liabilities	$—	$—	$—	$—

Total	$—	$738,547,297	$—	$738,547,297

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$598,212,352
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities
$18,803,412

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,943,076
Aggregate gross unrealized depreciation	(2,067,930)

Net unrealized appreciation	$37,875,146

Federal income tax cost of investments	$700,672,151

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $700,665,356)	$738,547,297
Cash	3,183,677
Receivable from Separate Accounts for Trust shares sold	3,339,342
Dividends, interest and other receivables	257
Other assets	744

Total assets	745,071,317

LIABILITIES
Payable for securities purchased	3,180,967
Distribution fees payable - Class IB	146,716
Administrative fees payable	98,893
Investment management fees payable	86,135
Payable to Separate Accounts for Trust shares redeemed	19,407
Trustees’ fees payable	514
Accrued expenses	28,468

Total liabilities	3,561,100

NET ASSETS	$741,510,217

Net assets were comprised of:
Paid in capital	$682,965,804
Accumulated undistributed net investment income (loss)	156
Accumulated undistributed net realized gain (loss) on investments	20,662,316
Net unrealized appreciation (depreciation) on investments	37,881,941

Net assets	$741,510,217

Class IB
Net asset value, offering and redemption price per share, $741,510,217 / 59,549,320 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$3,914,458
Interest	1,738

Total income	3,916,196

EXPENSES
Distribution fees - Class IB	928,908
Administrative fees	589,835
Investment management fees	371,560
Printing and mailing expenses	46,016
Professional fees	40,209
Custodian fees	39,001
Recoupment fees	15,108
Trustees’ fees	7,471
Offering costs	6,186
Miscellaneous	3,414

Total expenses	2,047,708

NET INVESTMENT INCOME (LOSS)	1,868,488

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	134,696
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	38,821,508

Net realized gain (loss)	38,956,204

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	36,135,125

NET REALIZED AND UNREALIZED GAIN (LOSS)	75,091,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,959,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	April 12, 2012* to December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,868,488	$774,003
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	38,956,204	1,021,691
Net change in unrealized appreciation (depreciation) on investments	36,135,125	1,746,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76,959,817	3,542,510

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(19,066,950)	(1,136,889)
Distributions from net realized capital gains
Class IB	(1,757,111)	(1,146)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,824,061)	(1,138,035)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 47,927,758 and 11,993,792 shares, respectively ]	563,797,194	122,260,062
Capital shares issued in reinvestment of dividends and distributions [ 1,690,609 and 109,956 shares, respectively ]	20,824,061	1,138,035
Capital shares repurchased [ (1,996,103) and (176,692) shares, respectively ]	(23,270,838)	(1,778,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	561,350,417	121,619,569

TOTAL INCREASE (DECREASE) IN NET ASSETS	617,486,173	124,024,044
NET ASSETS:
Beginning of period	124,024,044	—

End of period (a)	$741,510,217	$124,024,044

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$156	$—

* The Portfolio commenced operations on April 12, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2013		April 12, 2012* to December 31, 2012
Net asset value, beginning of period	$10.40		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.06	(e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	2.37		0.33

Total from investment operations	2.43		0.50

Less distributions:
Dividends from net investment income	(0.34)		(0.10)
Distributions from net realized gains	(0.04)		—	#

Total dividends and distributions	(0.38)		(0.10)

Net asset value, end of period	$12.45		$10.40

Total return (b)	23.38%		5.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$741,510		$124,024
Ratio of expenses to average net assets:
After waivers (a)(f)	0.55	%(j)	0.55	%(j)
Before waivers (a)(f)	0.55%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.50%		2.31	%(l)
Before waivers (a)(f)(x)	0.50%		2.10	%(l)
Portfolio turnover rate (z)	5%		2%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	23.20%	14.02%	2.64%
Portfolio – Class IB Shares*	23.20	13.89	2.46
S&P 500 Index	32.39	17.94	5.65
Barclays Intermediate U.S. Government/Credit Index	(0.86)	3.96	4.51
66% VMI – LCC/17% VMI – Intl/17% Barclays Intermediate U.S. Government/Credit Index	24.58	13.47	6.88
* Date of inception 4/30/07. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 23.20% for the year ended December 31, 2013. This compares to the returns of the following broad benchmarks: S&P 500 Index 32.39%, the Barclays Intermediate U.S. Government/Credit Index (0.86)% and the 66% VMI — LCC/17% VMI — Intl /17% Barclays Intermediate U.S. Government/Credit Index 24.58% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

The Portfolio has exposure to fixed-income instruments, along with U.S. and non-U.S. stocks. In 2013, developed-country equities were in the forefront, as central banks continued to provide liquidity and support modest economic growth. In the fixed-income markets, the threat of eventual tapering of the U.S. quantitative easing program pushed government bond investors to the sidelines, generating modest losses. Accordingly, the Portfolio’s equity holdings contributed positively to returns, while bonds detracted.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
EQ/Mutual Large Cap Equity Portfolio	33.7%
EQ/Templeton Global Equity Portfolio	33.3
EQ/Franklin Core Balanced Portfolio	33.0

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,135.47	$2.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04
Class IB
Actual	1,000.00	1,135.47	2.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Franklin Core Balanced Portfolio‡	49,482,786	$493,875,223
EQ/Mutual Large Cap Equity Portfolio‡	41,820,269	504,616,921
EQ/Templeton Global Equity Portfolio‡	43,262,121	498,483,163

Total Investments (100.0%) (Cost $1,205,817,248)		1,496,975,307
Other Assets Less Liabilities (0.0%)		247,042

Net Assets (100%)		$1,497,222,349

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
EQ/Franklin Core Balanced Portfolio	$437,073,088	$64,665,761	$60,533,771	$493,875,223	$12,511,509	$90,559
EQ/Mutual Large Cap Equity Portfolio	435,131,196	22,691,452	72,465,992	504,616,921	4,537,199	858,339
EQ/Templeton Global Equity Portfolio	451,458,172	20,987,755	85,924,703	498,483,163	4,833,017	1,447

	$1,323,662,456	$108,344,968	$218,924,466	$1,496,975,307	$21,881,725	$950,345

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,496,975,307	$—	$1,496,975,307

Total Assets	$—	$1,496,975,307	$—	$1,496,975,307

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,496,975,307	$—	$1,496,975,307

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$108,344,968
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$219,874,811

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$291,824,457
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$291,824,457

Federal income tax cost of investments	$1,205,150,850

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $715,672 for Long Term during 2013.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $919,541 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,205,817,248)	$1,496,975,307
Cash	50,746
Receivable for securities sold	1,710,702
Receivable from Separate Accounts for Trust shares sold	168,583
Dividends, interest and other receivables	38
Other assets	5,712

Total assets	1,498,911,088

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,050,265
Distribution fees payable - Class IB	313,798
Administrative fees payable	172,233
Distribution fees payable - Class IA	725
Trustees’ fees payable	150
Accrued expenses	151,568

Total liabilities	1,688,739

NET ASSETS	$1,497,222,349

Net assets were comprised of:
Paid in capital	$1,323,249,174
Accumulated undistributed net investment income (loss)	1,111,209
Accumulated undistributed net realized gain (loss) on investments	(118,296,093)
Net unrealized appreciation (depreciation) on investments	291,158,059

Net assets	$1,497,222,349

Class IA
Net asset value, offering and redemption price per share, $3,504,187 / 349,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

Class IB
Net asset value, offering and redemption price per share, $1,493,718,162 / 148,867,295 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$21,881,725
Interest	1,404

Total income	21,883,129

EXPENSES
Distribution fees - Class IB	3,608,004
Administrative fees	2,201,187
Investment management fees	722,919
Printing and mailing expenses	150,705
Professional fees	69,235
Trustees’ fees	38,910
Custodian fees	25,499
Distribution fees - Class IA	6,488
Miscellaneous	26,137

Gross expenses	6,849,084
Less: Waiver from investment manager	(1,062,811)

Net expenses	5,786,273

NET INVESTMENT INCOME (LOSS)	16,096,856

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	950,345
Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	283,892,349

NET REALIZED AND UNREALIZED GAIN (LOSS)	284,842,694

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$300,939,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,096,856	$22,995,385
Net realized gain (loss) on investments	950,345	(815,950)
Net change in unrealized appreciation (depreciation) on investments	283,892,349	157,232,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	300,939,550	179,412,422

DIVIDENDS:
Dividends from net investment income
Class IA	(37,518)	(28,660)
Class IB	(16,069,026)	(22,972,118)

TOTAL DIVIDENDS	(16,106,544)	(23,000,778)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,304,218 and 81,324 shares, respectively ]	11,573,997	652,314
Capital shares issued in reinvestment of dividends [ 3,781 and 3,494 shares, respectively ]	37,518	28,660
Capital shares repurchased [ (1,157,851) and (26,075) shares, respectively ]	(10,373,239)	(201,634)

Total Class IA transactions	1,238,276	479,340

Class IB
Capital shares sold [ 11,448,792 and 5,116,635 shares, respectively ]	104,780,941	40,348,728
Capital shares issued in reinvestment of dividends [ 1,619,394 and 2,800,645 shares, respectively ]	16,069,026	22,972,118
Capital shares repurchased [ (24,993,719) and (20,684,782) shares, respectively ]	(234,268,150)	(163,432,129)

Total Class IB transactions	(113,418,183)	(100,111,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(112,179,907)	(99,631,943)

TOTAL INCREASE (DECREASE) IN NET ASSETS	172,653,099	56,779,701
NET ASSETS:
Beginning of year	1,324,569,250	1,267,789,549

End of year (a)	$1,497,222,349	$1,324,569,250

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,111,209	$1,224,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.23	$7.30	$7.79	$7.20	$5.73

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14 (e)	0.19 (e)	0.19 (e)	0.27 (e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	1.77	0.89	(0.52)	0.49	1.47

Total from investment operations	1.91	1.08	(0.33)	0.76	1.64

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.16)	(0.17)	(0.17)

Net asset value, end of year	$10.03	$8.23	$7.30	$7.79	$7.20

Total return	23.20%	14.74%	(4.17)%	10.57%	28.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,504	$1,638	$1,024	$543	$81
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.15%	0.15%	0.11	%(gg)
Before waivers and reimbursements (f)	0.47%	0.48%	0.22%	0.22%	0.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.55%	2.41%	2.50%	3.69%	2.71%
Before waivers and reimbursements (f)(x)	1.48%	2.33%	2.43%	3.62%	2.58%
Portfolio turnover rate	8%	4%	5%	8%	7%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.23	$7.30	$7.79	$7.20	$5.72

Income (loss) from investment operations:
Net investment income (loss) (x)	0.10 (e)	0.14 (e)	0.14 (e)	0.15 (e)	0.15	(e)
Net realized and unrealized gain (loss) on investments	1.81	0.94	(0.49)	0.59	1.48

Total from investment operations	1.91	1.08	(0.35)	0.74	1.63

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.14)	(0.15)	(0.15)

Net asset value, end of year	$10.03	$8.23	$7.30	$7.79	$7.20

Total return	23.20%	14.74%	(4.41)%	10.29%	28.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,493,718	$1,322,931	$1,266,765	$1,431,664	$1,389,088
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.40%	0.36	%(gg)
Before waivers and reimbursements (f)	0.47%	0.48%	0.47%	0.47%	0.49%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.11%	1.75%	1.78%	1.99%	2.46%
Before waivers and reimbursements (f)(x)	1.04%	1.67%	1.71%	1.92%	2.33%
Portfolio turnover rate	8%	4%	5%	8%	7%
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses.)

See Notes to Financial Statements.

EQ/ENERGY ETF PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	1.45%
Portfolio – Class K Shares*	1.49
S&P Select Sector Energy Index	2.54
* Date of inception 10/28/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.45% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the S&P Select Sector Energy Index 2.54% over the same period.

Portfolio Highlights

For the period October 28, 2013 – December 31, 2013

With an inception date at the end of October,the Portfolio operated during a period that saw this sector, as represented by the Portfolio benchmark, the S&P Select Sector Energy Index, underperform the high-flying consumer sectors that drove such impressive gains from global equities. Energy investors watched closely for signs of a dip in demand, as China seeks to engineer a path for sustainable economic growth in the world’s largest developing nation. Against this backdrop, the portfolio underperformed its primary benchmark.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
Energy Select Sector SPDR® Fund	18.3%
iShares® U.S. Energy ETF	16.9
Vanguard Energy ETF	16.5
PowerShares Dynamic Energy Exploration & Production Portfolio	12.6
PowerShares S&P SmallCap Energy Portfolio	7.3
iShares® Global Energy ETF	5.2
iShares® North American Natural Resources ETF	5.1
PowerShares Dynamic Energy Sector Portfolio	2.6
SPDR® S&P Oil & Gas Equipment & Services ETF	2.6
PowerShares Dynamic Oil & Gas Services Portfolio	2.5
iShares® U.S. Oil & Gas Exploration & Production ETF	2.5
iShares® U.S. Oil Equipment & Services ETF	2.5
SPDR® S&P Oil & Gas Exploration & Production ETF	2.4
SPDR® S&P International Energy Sector ETF	0.5
PowerShares Cleantech Portfolio	0.5
PowerShares WilderHill Progressive Energy Portfolio	0.5
Powershares Global Clean Energy Portfolio	0.5
iShares® Global Clean Energy ETF	0.5
Powershares WilderHill Clean Energy Portfolio	0.5

EQ/ENERGY ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 28, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,014.50	$1.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,014.90	1.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

†   Commenced operations on October 28, 2013.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Energy Select Sector SPDR® Fund	11,010	$974,495
iShares® Global Clean Energy ETF	2,540	26,518
iShares® Global Energy ETF	6,340	274,015
iShares® North American Natural Resources ETF	6,240	270,754
iShares® U.S. Energy ETF	17,790	898,217
iShares® U.S. Oil & Gas Exploration & Production ETF	1,620	133,358
iShares® U.S. Oil Equipment & Services ETF	2,050	132,860
PowerShares Cleantech Portfolio	890	28,275
PowerShares Dynamic Energy Exploration & Production Portfolio	19,490	671,405
PowerShares Dynamic Energy Sector Portfolio	2,520	140,112
PowerShares Dynamic Oil & Gas Services Portfolio	5,210	134,626

Powershares Global Clean Energy Portfolio	2,250	$27,203
PowerShares S&P SmallCap Energy Portfolio	8,360	387,402
Powershares WilderHill Clean Energy Portfolio	4,140	26,455
PowerShares WilderHill Progressive Energy Portfolio	880	28,257
SPDR® S&P International Energy Sector ETF	1,100	28,679
SPDR® S&P Oil & Gas Equipment & Services ETF	3,100	135,532
SPDR® S&P Oil & Gas Exploration & Production ETF	1,890	129,522
Vanguard Energy ETF	6,960	880,301

Total Investments (98.8%) (Cost $5,277,327)		5,327,986
Other Assets Less Liabilities (1.2%)		64,660

Net Assets (100%)		$5,392,646

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$5,327,986	$—	$—	$5,327,986

Total Assets	$5,327,986	$—	$—	$5,327,986

Total Liabilities	$—	$—	$—	$—

Total	$5,327,986	$—	$—	$5,327,986

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,504,348
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$226,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,676
Aggregate gross unrealized depreciation	(34,154)

Net unrealized appreciation	$50,522

Federal income tax cost of investments	$5,277,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $5,277,327)	$5,327,986
Cash	27,607
Deferred offering cost	35,797
Receivable from investment manager	22,079
Receivable from Separate Accounts for Trust shares sold	1,608
Dividends, interest and other receivables	271

Total assets	5,415,348

LIABILITIES
Distribution fees payable - Class IB	421
Payable to Separate Accounts for Trust shares redeemed	6
Trustees’ fees payable	5
Accrued expenses	22,270

Total liabilities	22,702

NET ASSETS	$5,392,646

Net assets were comprised of:
Paid in capital	$5,342,125
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(138)
Net unrealized appreciation (depreciation) on investments	50,659

Net assets	$5,392,646

Class IB
Net asset value, offering and redemption price per share, $2,031,515 / 203,613 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class K
Net asset value, offering and redemption price per share, $3,361,131 / 336,878 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends	$31,467
Interest	51

Total income	31,518

EXPENSES
Professional fees	36,358
Offering costs	7,611
Administrative fees	6,195
Custodian fees	5,000
Investment management fees	4,604
Distribution fees - Class IB	873
Printing and mailing expenses	67
Trustees’ fees	6
Miscellaneous	503

Gross expenses	61,217
Less: Waiver from investment manager	(10,799)
Reimbursement from investment manager	(43,100)

Net expenses	7,318

NET INVESTMENT INCOME (LOSS)	24,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(138)
Net change in unrealized appreciation (depreciation) on investments	50,659

NET REALIZED AND UNREALIZED GAIN (LOSS)	50,521

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,721

*	The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,200
Net realized gain (loss) on investments	(138)
Net change in unrealized appreciation (depreciation) on investments	50,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,721

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(12,168)
Class K	(20,516)

(32,684)

Return of capital
Class IB	(19,961)
Class K	(33,656)

(53,617)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(86,301)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 200,304 shares ]	2,003,000
Capital shares issued in reinvestment of dividends and distributions [ 3,309 shares ]	32,129
Capital shares repurchased [ 0 # shares ]	(2)

Total Class IB transactions	2,035,127

Class K
Capital shares sold [ 351,034 shares ]	3,511,737
Capital shares issued in reinvestment of dividends and distributions [ 5,580 shares ]	54,172
Capital shares repurchased [ (19,736) shares ]	(196,810)

Total Class K transactions	3,369,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,404,226

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,392,646

NET ASSETS:
Beginning of period	—

End of period (a)	$5,392,646

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 28, 2013.
# Number of shares is less than 0.5.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.04	(e)
Net realized and unrealized gain (loss) on investments	0.10

Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.06)
Return of capital	(0.10)

Total dividends and distributions	(0.16)

Net asset value, end of period	$9.98

Total return (b)	1.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%
Before waivers and reimbursements (a)(f)	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.47	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.16	)%(l)
Portfolio turnover rate (z)	5%

Class K	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)
Net realized and unrealized gain (loss) on investments	0.09

Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.06)
Return of capital	(0.10)

Total dividends and distributions	(0.16)

Net asset value, end of period	$9.98

Total return (b)	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%
Before waivers and reimbursements (a)(f)	3.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.73	%(l)
Before waivers and reimbursements (a)(f)(x)	0.09	%(l)
Portfolio turnover rate (z)	5%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.*
Portfolio – Class IA Shares*	20.70%	10.59%	2.21%
Portfolio – Class K Shares**	21.01	N/A	15.43
MSCI EAFE Index	22.78	12.44	3.28
* Date of inception 8/25/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 20.70% for the year ended December 31, 2013. The Portfolio’s benchmark, the MSCI EAFE Index, returned 22.78% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

In 2013, developed-world international equities, as represented by the MSCI EAFE Index, posted an impressive gain as the world’s largest central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment. Even the overhanging threat of an economic slowdown in China was not enough to offset the cumulative power of the stimulus measures, as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of return. The clarity offered by the Federal Reserve’s December 2013 announcement that it would begin tapering its quantitative easing measures powered the rally through year’s end. In this environment, the Portfolio roughly matched its benchmark after a margin for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
Vanguard FTSE Developed Markets ETF	24.9%
iShares® MSCI EAFE ETF	23.4
iShares® Europe ETF	17.2
iShares® MSCI EAFE Value ETF	10.9
iShares® MSCI EAFE Growth ETF	10.7
iShares® MSCI Japan ETF	6.0
iShares® MSCI Pacific ex-Japan ETF	4.0
iShares® MSCI United Kingdom ETF	1.2
iShares® MSCI Switzerland Capped ETF	1.0
iShares® MSCI Germany ETF	0.7

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,177.37	$4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class K
Actual	1,000.00	1,178.57	3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
iShares® Europe ETF	430,834	$20,443,073
iShares® MSCI EAFE ETF	415,141	27,839,355
iShares® MSCI EAFE Growth ETF	177,009	12,652,603
iShares® MSCI EAFE Value ETF	225,510	12,890,152
iShares® MSCI Germany ETF	27,600	876,576
iShares® MSCI Japan ETF	589,532	7,151,023
iShares® MSCI Pacific ex-Japan ETF	102,156	4,773,750
iShares® MSCI Switzerland Capped ETF	36,400	1,200,836
iShares® MSCI United Kingdom ETF	66,000	$1,378,080
Vanguard FTSE Developed Markets ETF	711,200	29,642,816

Total Investments (99.6%) (Cost $78,520,762)		118,848,264
Other Assets Less Liabilities (0.4%)		492,153

Net Assets (100%)		$119,340,417

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$118,848,264	$—	$—	$118,848,264

Total Assets	$118,848,264	$—	$—	$118,848,264

Total Liabilities	$—	$—	$—	$—

Total	$118,848,264	$—	$—	$118,848,264

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,913,024
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$191,761,199

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,327,502
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$40,327,502

Federal income tax cost of investments	$78,520,762

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $78,520,762)	$118,848,264
Cash	556,256
Dividends, interest and other receivables	8,561
Other assets	1,067

Total assets	119,414,148

LIABILITIES
Investment management fees payable	35,803
Administrative fees payable	20,575
Distribution fees payable - Class IA	964
Payable to Separate Accounts for Trust shares redeemed	181
Accrued expenses	16,208

Total liabilities	73,731

NET ASSETS	$119,340,417

Net assets were comprised of:
Paid in capital	$29,059,395
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	49,953,520
Net unrealized appreciation (depreciation) on investments	40,327,502

Net assets	$119,340,417

Class IA
Net asset value, offering and redemption price per share, $4,675,988 / 716,224 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.53

Class K
Net asset value, offering and redemption price per share, $114,664,429 / 17,570,195 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$5,607,598
Interest	529

Total income	5,608,127

EXPENSES
Investment management fees	996,379
Administrative fees	282,742
Professional fees	44,245
Printing and mailing expenses	32,606
Custodian fees	16,502
Distribution fees - Class IA	10,867
Trustees’ fees	7,142
Distribution fees - Class IB	289
Miscellaneous	4,909

Gross expenses	1,395,681
Less: Waiver from investment manager	(14,095)

Net expenses	1,381,586

NET INVESTMENT INCOME (LOSS)	4,226,541

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	62,490,002
Net change in unrealized appreciation (depreciation) on investments	(20,977,413)

NET REALIZED AND UNREALIZED GAIN (LOSS)	41,512,589

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,739,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,226,541	$6,846,980
Net realized gain (loss) on investments	62,490,002	12,226,267
Net change in unrealized appreciation (depreciation) on investments	(20,977,413)	24,731,085

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,739,130	43,804,332

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(158,786)	(123,089)
Class IB	—	(28,210)
Class K	(4,170,653)	(7,445,397)

	(4,329,439)	(7,596,696)

Distributions from net realized capital gains
Class IA	(513,155)	(202,714)
Class IB	—	(46,423)
Class K	(13,478,708)	(11,140,312)

	(13,991,863)	(11,389,449)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,321,302)	(18,986,145)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 112,462 and 246,288 shares, respectively ]	747,742	1,513,985
Capital shares issued in reinvestment of dividends and distributions [ 106,900 and 51,568 shares, respectively ]	671,941	325,803
Capital shares repurchased [ (265,581) and (92,041) shares, respectively ]	(1,743,957)	(580,897)

Total Class IA transactions	(324,274)	1,258,891

Class IB
Capital shares sold [ 564 and 0 shares, respectively ]	3,671	—
Capital shares issued in reinvestment of dividends and distributions [ 0 and 11,801 shares, respectively ]	—	74,633
Capital shares repurchased [ (171,198) and 0 shares, respectively ]	(1,114,502)	—

Total Class IB transactions	(1,110,831)	74,633

Class K
Capital shares sold [ 956,756 and 1,692,577 shares, respectively ]	6,552,772	10,324,899
Capital shares issued in reinvestment of dividends and distributions [ 2,798,490 and 2,941,845 shares, respectively ]	17,649,361	18,585,709
Capital shares repurchased [ (26,965,462) and (10,101,792) shares, respectively ]	(196,259,058)	(62,077,524)

Total Class K transactions	(172,056,925)	(33,166,916)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(173,492,030)	(31,833,392)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(146,074,202)	(7,015,205)
NET ASSETS:
Beginning of year	265,414,619	272,429,824

End of year (a)	$119,340,417	$265,414,619

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$4,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.36	$5.80	$7.15	$6.93	$6.34

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.16 (e)	0.14 (e)	0.14 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	1.15	0.87	(1.07)	0.39	1.29

Total from investment operations	1.27	1.03	(0.93)	0.53	1.51

Less distributions:
Dividends from net investment income	(0.26)	(0.18)	(0.16)	(0.14)	(0.66)
Distributions from net realized gains	(0.84)	(0.29)	(0.26)	(0.17)	(0.26)

Total dividends and distributions	(1.10)	(0.47)	(0.42)	(0.31)	(0.92)

Net asset value, end of year	$6.53	$6.36	$5.80	$7.15	$6.93

Total return	20.70%	17.81%	(12.88)%	7.67%	24.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,676	$4,853	$3,229	$328,326	$312,918
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.80%	0.53%	0.55%	0.43%
After waivers, reimbursements and fees paid indirectly (f)	0.80%	0.80%	0.53%	0.55%	0.43%
Before waivers, reimbursements and fees paid indirectly (f)	0.81%	0.81%	0.53%	0.56%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.71%	2.60%	1.99%	2.04%	3.32%
After waivers, reimbursements and fees paid indirectly (f)(x)	1.71%	2.60%	1.99%	2.04%	3.32%
Before waivers, reimbursements and fees paid indirectly (f)(x)	1.71%	2.59%	1.99%	2.03%	3.19%
Portfolio turnover rate	2%	2%	9%	9%	12%

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$6.36	$5.80	$6.32

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.16 (e)	0.08	(e)
Net realized and unrealized gain (loss) on investments	1.17	0.88	(0.21)

Total from investment operations	1.29	1.04	(0.13)

Less distributions:
Dividends from net investment income	(0.28)	(0.19)	(0.16)
Distributions from net realized gains	(0.84)	(0.29)	(0.23)

Total dividends and distributions	(1.12)	(0.48)	(0.39)

Net asset value, end of period	$6.53	$6.36	$5.80

Total return (b)	21.01%	18.11%	(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114,664	$259,475	$268,279
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.55%	0.55%	0.55%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.55%	0.55%	0.55%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.56%	0.56%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.70%	2.58%	3.66	%(l)
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	1.70%	2.58%	3.66	%(l)
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	1.69%	2.57%	3.66	%(l)
Portfolio turnover rate	2%	2%	9%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	0.16%
Portfolio – Class K Shares*	0.20
MSCI ACWI Minimum Volatility (Net) Index	0.04
MSCI AC World (Net) Index	2.76
* Date of inception 10/28/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.16% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmarks: the MSCI ACWI Minimum Volatility (Net) Index 0.04% and the MSCI AC World (Net) Index 2.76% over the same period.

Portfolio Highlights

For the period October 28, 2013 – December 31, 2013

With an inception date at the end of October, the Portfolio operated during a period that saw this sector, as represented by the Portfolio benchmark, the MSCI ACWI Minimum Volatility (Net) Index, slightly underperform the broad equity market. By definition, these strategies feature a low-beta aspect (or low volatility relative to the index), which in the short run may cause them to lag the performance of the market during rallies. Against this backdrop, the portfolio roughly matched its primary benchmark and underperformed its broad-based benchmark.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2013
iShares® MSCI All Country World Minimum Volatility ETF	25.1%
PowerShares S&P International Developed Low Volatility Portfolio	12.8
iShares® MSCI EAFE Minimum Volatility ETF	12.6
PowerShares S&P MidCap Low Volatility Portfolio	8.2
PowerShares S&P Emerging Markets Low Volatility Portfolio	6.3
iShares® MSCI Emerging Markets Minimum Volatility ETF	5.9
PowerShares S&P 500 Low Volatility Portfolio	5.3
iShares® MSCI USA Minimum Volatility ETF	5.1
PowerShares S&P 500 High Dividend Portfolio	4.9
SPDR® Russell 1000 Low Volatility ETF	4.9
SPDR® Russell 2000 Low Volatility ETF	4.5
PowerShares S&P SmallCap Low Volatility Portfolio	4.4

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 28, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,001.60	$1.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,002.00	1.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

†   Commenced operations on October 28, 2013.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
iShares® MSCI All Country World Minimum Volatility ETF	19,740	$1,253,095
iShares® MSCI EAFE Minimum Volatility ETF	10,210	629,549
iShares® MSCI Emerging Markets Minimum Volatility ETF	5,040	293,630
iShares® MSCI USA Minimum Volatility ETF	7,090	251,695
PowerShares S&P 500 High Dividend Portfolio	8,670	245,881
PowerShares S&P 500 Low Volatility Portfolio	8,000	265,280
PowerShares S&P Emerging Markets Low Volatility Portfolio	11,260	312,915
PowerShares S&P International Developed Low Volatility Portfolio	20,340	$641,117
PowerShares S&P MidCap Low Volatility Portfolio	14,360	407,393
PowerShares S&P SmallCap Low Volatility Portfolio	7,110	221,078
SPDR® Russell 1000 Low Volatility ETF	3,590	245,384
SPDR® Russell 2000 Low Volatility ETF	3,190	226,075

Total Investments (98.8%) (Cost $5,026,384)		4,993,092
Other Assets Less Liabilities (1.2%)		60,866

Net Assets (100%)		$5,053,958

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$4,993,092	$—	$—	$4,993,092

Total Assets	$4,993,092	$—	$—	$4,993,092

Total Liabilities	$—	$—	$—	$—

Total	$4,993,092	$—	$—	$4,993,092

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,055,493
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$28,962

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,505
Aggregate gross unrealized depreciation	(53,948)

Net unrealized depreciation	$(33,443)

Federal income tax cost of investments	$5,026,535

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $5,026,384)	$4,993,092
Cash	24,809
Deferred offering cost	35,684
Receivable from investment manager	22,214
Receivable from Separate Accounts for Trust shares sold	1,702
Dividends, interest and other receivables	2

Total assets	5,077,503

LIABILITIES
Distribution fees payable - Class IB	426
Payable to Separate Accounts for Trust shares redeemed	9
Trustees’ fees payable	5
Accrued expenses	23,105

Total liabilities	23,545

NET ASSETS	$5,053,958

Net assets were comprised of:
Paid in capital	$5,087,401
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(151)
Net unrealized appreciation (depreciation) on investments	(33,292)

Net assets	$5,053,958

Class IB
Net asset value, offering and redemption price per share, $2,056,204 / 208,886 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class K
Net asset value, offering and redemption price per share, $2,997,754 / 304,537 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends	$49,467
Interest	45

Total income	49,512

EXPENSES
Professional fees	36,214
Offering costs	7,587
Administrative fees	6,133
Custodian fees	5,000
Investment management fees	4,298
Distribution fees - Class IB	875
Printing and mailing expenses	52
Trustees’ fees	6
Miscellaneous	640

Gross expenses	60,805
Less: Waiver from investment manager	(10,431)
Reimbursement from investment manager	(43,483)

Net expenses	6,891

NET INVESTMENT INCOME (LOSS)	42,621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	4,811
Net change in unrealized appreciation (depreciation) on investments	(33,292)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,140

*	The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,621
Net realized gain (loss) on investments	4,811
Net change in unrealized appreciation (depreciation) on investments	(33,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,140

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(22,520)
Class K	(33,525)

(56,045)

Return of Capital
Class IB	(12,714)
Class K	(18,927)

(31,641)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(87,686)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 205,228 shares ]	2,051,246
Capital shares issued in reinvestment of dividends and distributions [ 3,661 shares ]	35,234
Capital shares repurchased [ (3) shares ]	(31)

Total Class IB transactions	2,086,449

Class K
Capital shares sold [ 301,800 shares ]	3,015,117
Capital shares issued in reinvestment of dividends and distributions [ 5,451 shares ]	52,452
Capital shares repurchased [ (2,714) shares ]	(26,514)

Total Class K transactions	3,041,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,127,504

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,053,958
NET ASSETS:
Beginning of period	—

End of period (a)	$5,053,958

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)
Net realized and unrealized gain (loss) on investments	(0.07)

Total from investment operations	0.01

Less distributions:
Dividends from net investment income	(0.11)
Return of capital	(0.06)

Total dividends and distributions	(0.17)

Net asset value, end of period	$9.84

Total return (b)	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,056
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%
Before waivers and reimbursements (a)(f)	3.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	4.81	%(l)
Before waivers and reimbursements (a)(f)(x)	1.99	%(l)
Portfolio turnover rate (z)	1%

Class K	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)
Net realized and unrealized gain (loss) on investments	(0.08)

Total from investment operations	0.01

Less distributions:
Dividends from net investment income	(0.11)
Return of capital	(0.06)

Total dividends and distributions	(0.17)

Net asset value, end of period	$9.84

Total return (b)	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,998
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%
Before waivers and reimbursements (a)(f)	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.06	%(l)
Before waivers and reimbursements (a)(f)(x)	2.24	%(l)
Portfolio turnover rate (z)	1%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA SMARTBETATM EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	2.82%
Portfolio – Class K Shares*	2.86
MSCI World (Net) Index	3.47
* Date of inception 10/28/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.82% for the period ended December 31, 2013. This compares to the returns of the following broad market benchmark, the MSCI World (Net) Index 3.47% over the same period.

Portfolio Highlights

For the period October 28, 2013 - December 31, 2013

What helped performance during the period:

•

The Portfolio avoided the weakest area of the market, low beta names with low sustainable earnings profiles. Limited exposure to names like Schlumberger and Verizon was beneficial over the since-inception period.

•	Some exposure to higher beta names with attractive earnings profiles, such as MasterCard, Inc. Celgene Corp., and VF Corp., were helpful.

•	The Portfolio also benefited from reduced exposure to Financials and Energy, two categories that underperformed peers over the since-inception period.

What hurt performance during the period:

•

Avoiding high beta stocks with lackluster earnings profiles, such as JP Morgan Chase, Bank America Corp. and General Electric, detracted as these were among the best performing names in global equities.

•	The Portfolio also was adversely affected by its reduced exposure to mega-cap technology names (e.g. Apple, Inc.).

•	Higher weights in Utilities and Consumer Staples also proved a drag during a period in which investors showed clear preference for more cyclically oriented sectors.

Portfolio Positioning and Outlook - AXA Rosenberg Investment Management LLC

Going in to 2014 we predict a certain amount of global equity market volatility in conjunction with the Federal Reserve’s decision to taper its asset buyback program. Generally, though, we do believe that we are experiencing gradual, global gross domestic product (GDP) healing that should be positive for equity markets.

Sector Weightings as of December 31, 2013	% of Net Assets
Consumer Staples	17.3%
Health Care	15.8
Industrials	13.9
Consumer Discretionary	11.5
Financials	11.1
Information Technology	9.9
Utilities	6.0
Energy	5.2
Materials	4.4
Telecommunication Services	3.5
Cash and Other	1.4

100.0%

AXA SMARTBETATM EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 28, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,028.20	$2.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,028.60	1.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

†   Commenced operations on October 28, 2013.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.5%)
Auto Components (0.7%)
BorgWarner, Inc.	200	$11,182
Bridgestone Corp.	400	15,117
Delphi Automotive plc	200	12,026
Denso Corp.	300	15,810
Magna International, Inc.	100	8,200
Valeo S.A.	100	11,065

		73,400

Automobiles (0.7%)
Bayerische Motoren Werke (BMW) AG	200	23,447
Daimler AG (Registered)	200	17,306
Fuji Heavy Industries Ltd.	400	11,452
Honda Motor Co., Ltd.	100	4,112
Isuzu Motors Ltd.	1,000	6,210
Suzuki Motor Corp.	200	5,371
Toyota Motor Corp.	200	12,193

		80,091

Distributors (0.2%)
Genuine Parts Co.	300	24,957

Hotels, Restaurants & Leisure (2.7%)
Compass Group plc	2,400	38,471
Genting Singapore plc	6,000	7,108
McDonald’s Corp.	800	77,624
Oriental Land Co., Ltd.	100	14,405
Sands China Ltd.	1,600	13,072
SJM Holdings Ltd.	2,000	6,706
Sodexo S.A.	200	20,261
Starbucks Corp.	400	31,356
Tatts Group Ltd.	2,600	7,197
Tim Hortons, Inc.	200	11,671
Whitbread plc	200	12,423
Yum! Brands, Inc.	700	52,927

		293,221

Internet & Catalog Retail (0.0%)
Rakuten, Inc.	200	2,970

Leisure Equipment & Products (0.3%)
Mattel, Inc.	300	14,274
Namco Bandai Holdings, Inc.	200	4,432
Shimano, Inc.	100	8,575

		27,281

Media (1.3%)
British Sky Broadcasting Group plc	1,200	16,771
DIRECTV*	300	20,727
Discovery Communications, Inc., Class A*	100	9,042
Publicis Groupe S.A.	200	18,300
SES S.A. (FDR)	500	16,185
Shaw Communications, Inc., Class B	600	14,601
Time Warner, Inc.	200	13,944
Walt Disney Co.	200	15,280
WPP plc	800	18,282

		143,132

Multiline Retail (0.8%)
Dollar General Corp.*	300	$18,096
Dollar Tree, Inc.*	300	16,926
Macy’s, Inc.	200	10,680
Next plc	200	18,050
Target Corp.	400	25,308

		89,060

Specialty Retail (2.9%)
Bed Bath & Beyond, Inc.*	300	24,090
Gap, Inc.	200	7,816
Hennes & Mauritz AB, Class B	1,000	46,052
Home Depot, Inc.	1,000	82,340
Inditex S.A.	270	44,498
Kingfisher plc	1,000	6,371
L Brands, Inc.	100	6,185
Nitori Holdings Co., Ltd.	50	4,734
O’Reilly Automotive, Inc.*	100	12,871
Ross Stores, Inc.	300	22,479
TJX Cos., Inc.	700	44,611
Tractor Supply Co.	200	15,516

		317,563

Textiles, Apparel & Luxury Goods (1.9%)
Burberry Group plc	400	10,042
Cie Financiere Richemont S.A. (Registered), Class A	200	19,909
Coach, Inc.	300	16,839
Kering	60	12,682
Luxottica Group S.p.A.	300	16,075
LVMH Moet Hennessy Louis Vuitton S.A.	160	29,187
Michael Kors Holdings Ltd.*	100	8,119
NIKE, Inc., Class B	500	39,320
Ralph Lauren Corp.	100	17,657
Swatch Group AG	20	13,217
VF Corp.	400	24,936

		207,983

Total Consumer Discretionary		1,259,658

Consumer Staples (17.3%)
Beverages (3.6%)
Anheuser-Busch InBev N.V.	200	21,257
Asahi Group Holdings Ltd.	600	16,887
Coca-Cola Amatil Ltd.	900	9,668
Coca-Cola Co.	2,200	90,882
Diageo plc	1,800	59,614
Heineken N.V.	400	27,008
Kirin Holdings Co., Ltd.	1,000	14,367
Molson Coors Brewing Co., Class B	200	11,230
PepsiCo, Inc.	1,100	91,234
Pernod-Ricard S.A.	100	11,392
SABMiller plc	800	41,081

		394,620

Food & Staples Retailing (3.3%)
Alimentation Couche Tard, Inc., Class B	100	7,520
Costco Wholesale Corp.	200	23,802
CVS Caremark Corp.	600	42,942
J Sainsbury plc	2,000	12,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Koninklijke Ahold N.V.	800	$14,362
Kroger Co.	600	23,718
Lawson, Inc.	100	7,473
Seven & I Holdings Co., Ltd.	700	27,785
Sysco Corp.	900	32,490
Tesco plc	3,000	16,610
Wal-Mart Stores, Inc.	1,100	86,559
Wesfarmers Ltd.	197	7,747
Whole Foods Market, Inc.	300	17,349
WM Morrison Supermarkets plc	4,000	17,288
Woolworths Ltd.	900	27,202

		364,935

Food Products (4.3%)
Associated British Foods plc	600	24,293
Campbell Soup Co.	200	8,656
ConAgra Foods, Inc.	600	20,220
General Mills, Inc.	800	39,928
Hershey Co.	300	29,169
J.M. Smucker Co.	200	20,724
Kellogg Co.	500	30,535
Kerry Group plc, Class A	300	20,842
McCormick & Co., Inc. (Non-Voting)	200	13,784
Mead Johnson Nutrition Co.	300	25,128
Mondelez International, Inc., Class A	1,700	60,010
Nestle S.A. (Registered)	1,000	73,202
Unilever N.V. (CVA)	1,200	48,328
Unilever plc	1,200	49,321

		464,140

Household Products (3.2%)
Church & Dwight Co., Inc.	100	6,628
Clorox Co.	200	18,552
Colgate-Palmolive Co.	1,100	71,731
Henkel AG & Co. KGaA (Preference)	400	46,394
Kimberly-Clark Corp.	500	52,230
Procter & Gamble Co.	1,100	89,551
Reckitt Benckiser Group plc	600	47,622
Unicharm Corp.	200	11,395

		344,103

Personal Products (0.9%)
Beiersdorf AG	100	10,131
Estee Lauder Cos., Inc., Class A	300	22,596
Kao Corp.	600	18,859
L’Oreal S.A.	240	42,162
Shiseido Co., Ltd.	400	6,423

		100,171

Tobacco (2.0%)
Altria Group, Inc.	700	26,873
British American Tobacco plc	1,000	53,620
Japan Tobacco, Inc.	400	12,990
Lorillard, Inc.	500	25,340
Philip Morris International, Inc.	900	78,417
Reynolds American, Inc.	500	24,995

		222,235

Total Consumer Staples		1,890,204

Energy (5.2%)
Energy Equipment & Services (0.2%)
FMC Technologies, Inc.*	300	$15,663

Oil, Gas & Consumable Fuels (5.0%)
BG Group plc	2,000	42,972
Cenovus Energy, Inc.	300	8,585
Chevron Corp.	700	87,437
ConocoPhillips Co.	200	14,130
Eni S.p.A.	700	16,843
Exxon Mobil Corp.	1,200	121,440
Imperial Oil Ltd.	500	22,142
Royal Dutch Shell plc, Class A	2,027	72,236
Spectra Energy Corp.	800	28,496
Statoil ASA	900	21,812
Total S.A.	1,000	61,260
TransCanada Corp.	1,000	45,695
Woodside Petroleum Ltd.	200	6,947

		549,995

Total Energy		565,658

Financials (11.1%)
Capital Markets (0.4%)
Franklin Resources, Inc.	300	17,319
T. Rowe Price Group, Inc.	300	25,131

		42,450

Commercial Banks (4.6%)
Australia & New Zealand Banking Group Ltd.	700	20,145
Bank of Montreal	300	19,998
Bank of Nova Scotia	1,000	62,537
Bank of Yokohama Ltd.	2,000	11,129
Canadian Imperial Bank of Commerce	500	42,702
Chiba Bank Ltd.	1,000	6,732
Commonwealth Bank of Australia	400	27,787
DNB ASA	1,000	17,889
Hang Seng Bank Ltd.	700	11,347
Joyo Bank Ltd.	1,000	5,099
Mitsubishi UFJ Financial Group, Inc.	2,700	17,793
Mizuho Financial Group, Inc.	4,800	10,392
National Bank of Canada	200	16,642
Oversea-Chinese Banking Corp., Ltd.	1,000	8,083
Royal Bank of Canada	700	47,058
Shizuoka Bank Ltd.	1,000	10,654
Skandinaviska Enskilda Banken AB, Class A	2,000	26,369
Standard Chartered plc	800	18,017
Sumitomo Mitsui Financial Group, Inc.	300	15,440
Sumitomo Mitsui Trust Holdings, Inc.	2,000	10,521
Toronto-Dominion Bank	600	56,546
U.S. Bancorp/Minnesota	400	16,160
United Overseas Bank Ltd.	1,000	16,831
Westpac Banking Corp.	300	8,674

		504,545

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Consumer Finance (0.6%)
American Express Co.	500	$45,365
Discover Financial Services	400	22,380

		67,745

Diversified Financial Services (0.6%)
Deutsche Boerse AG	200	16,563
Hong Kong Exchanges and Clearing Ltd.	600	10,005
McGraw Hill Financial, Inc.	200	15,640
Moody’s Corp.	200	15,694
Singapore Exchange Ltd.	1,000	5,753

		63,655

Insurance (3.9%)
AIA Group Ltd.	6,200	31,103
Aon plc	300	25,167
Berkshire Hathaway, Inc., Class B*	700	82,992
Chubb Corp.	500	48,315
Insurance Australia Group Ltd.	2,800	14,551
Intact Financial Corp.	200	13,061
Marsh & McLennan Cos., Inc.	700	33,852
Muenchener Rueckversicherungs AG (Registered)	180	39,657
Old Mutual plc	3,000	9,394
Progressive Corp.	800	21,816
Prudential plc	1,200	26,628
Sampo Oyj, Class A	600	29,484
SCOR SE	400	14,618
Tokio Marine Holdings, Inc.	300	10,013
Travelers Cos., Inc.	300	27,162

		427,813

Real Estate Investment Trusts (REITs) (0.6%)
CFS Retail Property Trust Group (REIT)	4,100	7,121
Dexus Property Group (REIT)	5,600	5,025
Public Storage (REIT)	100	15,052
Unibail-Rodamco SE (REIT)	100	25,622
Westfield Retail Trust (REIT)	4,200	11,138

		63,958

Real Estate Management & Development (0.4%)
Brookfield Asset Management, Inc., Class A	500	19,402
Daito Trust Construction Co., Ltd.	100	9,335
Daiwa House Industry Co., Ltd.	1,000	19,324

		48,061

Total Financials		1,218,227

Health Care (15.8%)
Biotechnology (1.9%)
Actelion Ltd. (Registered)*	200	16,894
Amgen, Inc.	500	57,080
Biogen Idec, Inc.*	100	27,975
Celgene Corp.*	300	50,688
CSL Ltd.	200	12,315
Gilead Sciences, Inc.*	400	30,060
Novozymes A/S, Class B	400	16,884

		211,896

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	1,400	$53,662
Baxter International, Inc.	500	34,775
Becton, Dickinson and Co.	300	33,147
C.R. Bard, Inc.	100	13,394
Coloplast A/S, Class B	300	19,861
Essilor International S.A.	300	31,894
Medtronic, Inc.	800	45,912
Smith & Nephew plc	700	9,980
St. Jude Medical, Inc.	300	18,585
Stryker Corp.	200	15,028
Zimmer Holdings, Inc.	200	18,638

		294,876

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	400	28,124
Cardinal Health, Inc.	300	20,043
Cigna Corp.	200	17,496
Fresenius Medical Care AG & Co. KGaA	200	14,233
Fresenius SE & Co. KGaA	90	13,818
Henry Schein, Inc.*	200	22,852
Humana, Inc.	200	20,644
Laboratory Corp. of America Holdings*	100	9,137
McKesson Corp.	200	32,280
Quest Diagnostics, Inc.	200	10,708
Ramsay Health Care Ltd.	100	3,863
Sonic Healthcare Ltd.	100	1,480
UnitedHealth Group, Inc.	400	30,120

		224,798

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	200	11,438
Thermo Fisher Scientific, Inc.	300	33,405

		44,843

Pharmaceuticals (8.7%)
AbbVie, Inc.	400	21,124
Allergan, Inc.	300	33,324
Astellas Pharma, Inc.	400	23,663
AstraZeneca plc	1,000	59,192
Bayer AG (Registered)	500	70,126
Bristol-Myers Squibb Co.	500	26,575
Chugai Pharmaceutical Co., Ltd.	400	8,831
Daiichi Sankyo Co., Ltd.	600	10,956
Eisai Co., Ltd.	100	3,870
Eli Lilly and Co.	1,000	51,000
GlaxoSmithKline plc	2,400	64,045
Johnson & Johnson	1,200	109,908
Merck & Co., Inc.	700	35,035
Novartis AG (Registered)	800	63,853
Novo Nordisk A/S, Class B	300	54,991
Otsuka Holdings Co., Ltd.	500	14,434
Perrigo Co. plc	100	15,346
Pfizer, Inc.	3,100	94,953
Roche Holding AG	240	67,046
Sanofi S.A.	600	63,656
Santen Pharmaceutical Co., Ltd.	100	4,658
Shionogi & Co., Ltd.	300	6,495
Shire plc	600	28,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Teva Pharmaceutical Industries Ltd.	500	$19,988

		951,406

Total Health Care		1,727,819

Industrials (13.9%)
Aerospace & Defense (2.4%)
BAE Systems plc	2,000	14,407
Boeing Co.	400	54,596
Honeywell International, Inc.	500	45,685
Lockheed Martin Corp.	100	14,866
Northrop Grumman Corp.	100	11,461
Raytheon Co.	500	45,350
Rockwell Collins, Inc.	200	14,784
United Technologies Corp.	500	56,900

		258,049

Air Freight & Logistics (0.9%)
Deutsche Post AG (Registered)	400	14,583
United Parcel Service, Inc., Class B	700	73,556
Yamato Holdings Co., Ltd.	400	8,075

		96,214

Airlines (0.0%)
Japan Airlines Co., Ltd.	100	4,928

Building Products (0.4%)
Assa Abloy AB, Class B	400	21,132
Geberit AG (Registered)*	60	18,194

		39,326

Commercial Services & Supplies (0.7%)
Brambles Ltd.	800	6,536
Secom Co., Ltd.	300	18,061
Stericycle, Inc.*	200	23,234
Waste Management, Inc.	600	26,922

		74,753

Electrical Equipment (1.6%)
ABB Ltd. (Registered)*	700	18,425
AMETEK, Inc.	200	10,534
Emerson Electric Co.	400	28,072
Legrand S.A.	300	16,533
Mitsubishi Electric Corp.	1,000	12,534
Rockwell Automation, Inc.	200	23,632
Roper Industries, Inc.	200	27,736
Schneider Electric S.A.	400	34,888
Sumitomo Electric Industries Ltd.	200	3,331

		175,685

Industrial Conglomerates (1.2%)
3M Co.	400	56,100
Danaher Corp.	700	54,040
Siemens AG (Registered)	200	27,319

		137,459

Machinery (2.6%)
Alfa Laval AB	900	23,088
Atlas Copco AB, Class A	700	19,405
Caterpillar, Inc.	300	27,243
Cummins, Inc.	200	28,194
Deere & Co.	300	27,399
Dover Corp.	100	$9,654
FANUC Corp.	100	18,279
GEA Group AG	300	14,280
Illinois Tool Works, Inc.	200	16,816
IMI plc	400	10,101
Komatsu Ltd.	500	10,146
Kone Oyj, Class B	200	9,025
Kubota Corp.	1,000	16,513
Makita Corp.	100	5,242
Schindler Holding AG	100	14,719
SMC Corp.	100	25,164
Weir Group plc	200	7,061

		282,329

Professional Services (0.7%)
Bureau Veritas S.A.	500	14,613
Capita plc	600	10,313
Experian plc	1,600	29,516
Intertek Group plc	200	10,426
SGS S.A. (Registered)	7	16,102

		80,970

Road & Rail (2.2%)
Aurizon Holdings Ltd.	3,400	14,815
Canadian National Railway Co.	1,000	57,011
Central Japan Railway Co.	200	23,512
ComfortDelGro Corp., Ltd.	3,000	4,778
East Japan Railway Co.	300	23,872
Hankyu Hanshin Holdings, Inc.	2,000	10,787
Keio Corp.	1,000	6,657
MTR Corp., Ltd.	2,500	9,463
Odakyu Electric Railway Co., Ltd.	1,000	9,030
Tobu Railway Co., Ltd.	2,000	9,686
Tokyu Corp.	1,000	6,467
Union Pacific Corp.	300	50,400
West Japan Railway Co.	300	12,990

		239,468

Trading Companies & Distributors (0.9%)
Brenntag AG	80	14,830
Bunzl plc	400	9,604
Fastenal Co.	200	9,502
ITOCHU Corp.	1,000	12,335
Marubeni Corp.	1,000	7,179
Mitsubishi Corp.	800	15,322
Sumitomo Corp.	400	5,018
W.W. Grainger, Inc.	100	25,542

		99,332

Transportation Infrastructure (0.3%)
Abertis Infraestructuras S.A.	600	13,331
Atlantia S.p.A.	700	15,706

		29,037

Total Industrials		1,517,550

Information Technology (9.9%)
Communications Equipment (0.9%)
Cisco Systems, Inc.	1,600	35,920
QUALCOMM, Inc.	800	59,400

		95,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Computers & Peripherals (1.1%)
Apple, Inc.	100	$56,111
EMC Corp.	800	20,120
Gemalto N.V.	100	11,007
NetApp, Inc.	300	12,342
SanDisk Corp.	200	14,108
Western Digital Corp.	100	8,390

		122,078

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	200	17,836
Hoya Corp.	300	8,324
Keyence Corp.	100	42,731
Kyocera Corp.	100	4,985
Murata Manufacturing Co., Ltd.	100	8,869

		82,745

Internet Software & Services (0.7%)
Google, Inc., Class A*	60	67,243
Yahoo! Japan Corp.	1,200	6,666

		73,909

IT Services (3.0%)
Amadeus IT Holding S.A., Class A	400	17,117
Automatic Data Processing, Inc.	800	64,648
Cognizant Technology Solutions Corp., Class A*	300	30,294
Fiserv, Inc.*	400	23,620
International Business Machines Corp.	500	93,785
MasterCard, Inc., Class A	100	83,546
Paychex, Inc.	400	18,212
Recall Holdings Ltd.*	200	725

		331,947

Office Electronics (0.1%)
Canon, Inc.	400	12,648

Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	300	15,279
ARM Holdings plc	1,000	18,199
ASML Holding N.V.	100	9,360
Intel Corp.	1,500	38,940
Linear Technology Corp.	200	9,110
Texas Instruments, Inc.	700	30,737
Xilinx, Inc.	400	18,368

		139,993

Software (2.1%)
CA, Inc.	200	6,730
Dassault Systemes S.A.	100	12,413
Intuit, Inc.	300	22,896
Microsoft Corp.	2,200	82,346
Oracle Corp.	1,400	53,564
SAP AG	600	51,432

		229,381

Total Information Technology		1,088,021

Materials (4.4%)
Chemicals (3.8%)
Agrium, Inc.	100	9,148
Air Liquide S.A.	300	42,427
Air Products and Chemicals, Inc.	100	$11,178
Asahi Kasei Corp.	2,000	15,649
BASF SE	300	31,981
CF Industries Holdings, Inc.	100	23,304
E.I. du Pont de Nemours & Co.	400	25,988
Ecolab, Inc.	400	41,708
FMC Corp.	100	7,546
Johnson Matthey plc	200	10,863
Linde AG	180	37,652
Nitto Denko Corp.	100	4,211
Potash Corp. of Saskatchewan, Inc.	700	23,077
PPG Industries, Inc.	100	18,966
Praxair, Inc.	400	52,012
Sherwin-Williams Co.	100	18,350
Sigma-Aldrich Corp.	100	9,401
Syngenta AG (Registered)	40	15,927
Toray Industries, Inc.	2,000	13,826

		413,214

Containers & Packaging (0.1%)
Amcor Ltd.	1,200	11,304
Orora Ltd.*	1,200	1,243

		12,547

Metals & Mining (0.5%)
BHP Billiton Ltd.	600	20,353
Rio Tinto Ltd.	200	12,175
Rio Tinto plc	200	11,292
Sumitomo Metal Mining Co., Ltd.	1,000	13,076

		56,896

Total Materials		482,657

Telecommunication Services (3.5%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	1,300	45,708
BCE, Inc.	400	17,322
BT Group plc	2,000	12,565
Deutsche Telekom AG (Registered)	1,600	27,360
Nippon Telegraph & Telephone Corp.	100	5,375
Singapore Telecommunications Ltd.	9,000	26,102
Swisscom AG (Registered)	30	15,837
Telenor ASA	900	21,456
TeliaSonera AB	4,000	33,303
Telstra Corp., Ltd.	4,600	21,564

		226,592

Wireless Telecommunication Services (1.4%)
KDDI Corp.	300	18,431
NTT DOCOMO, Inc.	1,400	22,932
Rogers Communications, Inc., Class B	600	27,152
SoftBank Corp.	200	17,472
Vodafone Group plc	18,000	70,643

		156,630

Total Telecommunication Services		383,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Utilities (6.0%)
Electric Utilities (3.4%)
American Electric Power Co., Inc.	500	$23,370
CLP Holdings Ltd.	2,500	19,763
Duke Energy Corp.	700	48,307
Edison International	300	13,890
Enel S.p.A.	4,000	17,466
Entergy Corp.	200	12,654
Fortum Oyj	600	13,727
NextEra Energy, Inc.	700	59,934
Northeast Utilities	300	12,717
OGE Energy Corp.	200	6,780
Power Assets Holdings Ltd.	2,000	15,901
PPL Corp.	700	21,063
Southern Co.	1,100	45,221
SSE plc	1,200	27,224
Terna Rete Elettrica Nazionale S.p.A.	3,000	14,989
Xcel Energy, Inc.	600	16,764

		369,770

Gas Utilities (0.5%)
Hong Kong & China Gas Co., Ltd.	5,000	11,465
Osaka Gas Co., Ltd.	2,000	7,844
Snam S.p.A.	3,000	16,781
Tokyo Gas Co., Ltd.	3,000	14,756

		50,846

Multi-Utilities (2.0%)
AGL Energy Ltd.	600	8,052
Consolidated Edison, Inc.	400	22,112
Dominion Resources, Inc.	800	51,752
DTE Energy Co.	300	19,917
National Grid plc	3,500	45,671
PG&E Corp.	300	12,084
Public Service Enterprise Group, Inc.	300	9,612
Sempra Energy	400	35,904
Wisconsin Energy Corp.	300	12,402

		217,506

Water Utilities (0.1%)
American Water Works Co., Inc.	200	8,452
United Utilities Group plc	800	8,896

		17,348

Total Utilities		655,470

Total Investments (98.6%) (Cost $10,483,044)		10,788,486
Other Assets Less Liabilities (1.4%)		153,524

Net Assets (100%)		$10,942,010

*	Non-income producing.

Glossary:

CVA	- Dutch Certification
FDR	- Finnish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	2.4%
Belgium	0.2
Canada	4.8
Denmark	0.8
Finland	0.5
France	4.2
Germany	4.3
Hong Kong	1.1
Ireland	0.7
Israel	0.2
Italy	0.9
Japan	8.3
Luxembourg	0.2
Macau	0.1
Netherlands	1.7
Norway	0.6
Singapore	0.6
Spain	0.7
Sweden	1.6
Switzerland	3.2
United Kingdom	8.9
United States	52.6
Cash and Other	1.4

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$711,600	$548,058	$–	$1,259,658
Consumer Staples	1,092,793	797,411	–	1,890,204
Energy	343,588	222,070	–	565,658
Financials	689,991	528,236	–	1,218,227
Health Care	1,022,456	705,363	–	1,727,819
Industrials	819,229	698,321	–	1,517,550
Information Technology	883,545	204,476	–	1,088,021
Materials	240,678	241,979	–	482,657
Telecommunication Services	90,182	293,040	–	383,222
Utilities	432,935	222,535	–	655,470

Total Assets	$6,326,997	$4,461,489	$–	$10,788,486

Total Liabilities	$–	$–	$–	$–

Total	$6,326,997	$4,461,489	$–	$10,788,486

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$11,062,277
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$561,764

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$423,936
Aggregate gross unrealized depreciation	(118,624)

Net unrealized appreciation	$305,312

Federal income tax cost of investments	$10,483,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $10,483,044)	$10,788,486
Cash	55,143
Foreign cash (Cost $34,656)	34,934
Deferred offering cost	35,701
Receivable from investment manager	28,332
Dividends, interest and other receivables	16,042
Receivable from Separate Accounts for Trust shares sold	1,702

Total assets	10,960,340

LIABILITIES
Distribution fees payable - Class IB	1,067
Trustees’ fees payable	10
Payable to Separate Accounts for Trust shares redeemed	5
Accrued expenses	17,248

Total liabilities	18,330

NET ASSETS	$10,942,010

Net assets were comprised of:
Paid in capital	$10,653,807
Accumulated undistributed net investment income (loss)	(130)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(17,469)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	305,802

Net assets	$10,942,010

Class IB
Net asset value, offering and redemption price per share, $5,141,359 / 503,020 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

Class K
Net asset value, offering and redemption price per share, $5,800,651 / 567,525 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends (net of $1,402 foreign withholding tax)	$42,439
Interest	92

Total income	42,531

EXPENSES
Professional fees	36,534
Investment management fees	13,056
Offering costs	7,591
Administrative fees	7,153
Custodian fees	5,000
Distribution fees - Class IB	2,200
Printing and mailing expenses	307
Trustees’ fees	12
Miscellaneous	502

Gross expenses	72,355
Less: Waiver from investment manager	(20,209)
Reimbursement from investment manager	(31,287)

Net expenses	20,859

NET INVESTMENT INCOME (LOSS)	21,672

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(17,469)
Foreign currency transactions	(6,124)

Net realized gain (loss)	(23,593)

Change in unrealized appreciation (depreciation) on:
Investments	305,442
Foreign currency translations	360

Net change in unrealized appreciation (depreciation)	305,802

NET REALIZED AND UNREALIZED GAIN (LOSS)	282,209

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$303,881

*	The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,672
Net realized gain (loss) on investments and foreign currency transactions	(23,593)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	305,802

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	303,881

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(11,539)
Class K	(13,930)

(25,469)

Return of Capital
Class IB	(18,561)
Class K	(22,409)

(40,970)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(66,439)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 500,000 shares ]	5,000,000
Capital shares issued in reinvestment of dividends and distributions [ 3,020 shares ]	30,100

Total Class IB transactions	5,030,100

Class K
Capital shares sold [ 566,088 shares ]	5,660,337
Capital shares issued in reinvestment of dividends and distributions [ 3,647 shares ]	36,339
Capital shares repurchased [ (2,210) shares ]	(22,208)

Total Class K transactions	5,674,468

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,704,568

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,942,010
NET ASSETS:
Beginning of period	—

End of period (a)	$10,942,010

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(130)

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETATM EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26

Total from investment operations	0.28

Less distributions:
Dividends from net investment income	(0.02)
Return of capital	(0.04)

Total dividends and distributions	(0.06)

Net asset value, end of period	$10.22

Total return (b)	2.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,141
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%
Before waivers and reimbursements (a)	2.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.03	%(l)
Before waivers and reimbursements (a)	(0.13	)%(l)
Portfolio turnover rate (z)	5%

Class K	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26

Total from investment operations	0.28

Less distributions:
Dividends from net investment income	(0.02)
Return of capital	(0.04)

Total dividends and distributions	(0.06)

Net asset value, end of period	$10.22

Total return (b)	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,801
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
Before waivers and reimbursements (a)	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.28	%(l)
Before waivers and reimbursements (a)	0.10	%(l)
Portfolio turnover rate (z)	5%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 500 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares*	31.01%	17.00%
Portfolio – Class IB Shares**	31.00	16.69
Portfolio – Class K Shares***	31.26	21.41
S&P 500 Index	32.39	19.65
VMI – LCC	32.39	18.47
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.01% for the year ended December 31, 2013. The Portfolio’s benchmark, the S&P 500 Index, returned 32.39% and the VMI — LCC returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

U.S. equities posted an impressive gain for the year, as the world’s largest central banks continued their stimulus measures and corporate profits benefited from slow-but-positive economic growth. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	13.3%
Financials	11.5
Health Care	9.3
Consumer Discretionary	9.0
Industrials	7.8
Energy	7.3
Consumer Staples	7.0
Materials	2.5
Utilities	2.1
Telecommunication Services	1.6
Cash and Other	28.6

100.0%

AXA TACTICAL MANAGER 500 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,157.63	$4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class IB
Actual	1,000.00	1,157.35	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.41
Class K
Actual	1,000.00	1,158.44	3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.13

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.0%)
Auto Components (0.3%)
BorgWarner, Inc.	45,088	$2,520,870
Delphi Automotive plc	55,483	3,336,193
Goodyear Tire & Rubber Co.	49,107	1,171,202
Johnson Controls, Inc.	135,724	6,962,641

		13,990,906

Automobiles (0.5%)
Ford Motor Co.	781,540	12,059,162
General Motors Co.*	225,746	9,226,239
Harley-Davidson, Inc.	43,810	3,033,405

		24,318,806

Distributors (0.1%)
Genuine Parts Co.	30,584	2,544,283

Diversified Consumer Services (0.0%)
H&R Block, Inc.	54,144	1,572,342

Hotels, Restaurants & Leisure (1.2%)
Carnival Corp.	86,789	3,486,314
Chipotle Mexican Grill, Inc.*	6,132	3,267,007
Darden Restaurants, Inc.	25,891	1,407,694
International Game Technology	49,316	895,578
Marriott International, Inc., Class A	44,512	2,197,112
McDonald’s Corp.	197,153	19,129,756
Starbucks Corp.	149,358	11,708,174
Starwood Hotels & Resorts Worldwide, Inc.	37,946	3,014,810
Wyndham Worldwide Corp.	25,819	1,902,602
Wynn Resorts Ltd.	16,005	3,108,331
Yum! Brands, Inc.	88,237	6,671,599

		56,788,977

Household Durables (0.3%)
D.R. Horton, Inc.*	56,195	1,254,272
Garmin Ltd.	24,346	1,125,272
Harman International Industries, Inc.	13,384	1,095,480
Leggett & Platt, Inc.	27,979	865,670
Lennar Corp., Class A	33,217	1,314,065
Mohawk Industries, Inc.*	12,110	1,803,179
Newell Rubbermaid, Inc.	56,905	1,844,291
PulteGroup, Inc.	68,308	1,391,434
Whirlpool Corp.	15,553	2,439,644

		13,133,307

Internet & Catalog Retail (1.1%)
Amazon.com, Inc.*	73,463	29,296,310
Expedia, Inc.	20,404	1,421,343
Netflix, Inc.*	11,750	4,325,997
priceline.com, Inc.*	10,190	11,844,856
TripAdvisor, Inc.*	21,955	1,818,533

		48,707,039

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	22,846	1,256,758
Mattel, Inc.	67,056	3,190,525

		4,447,283

Media (2.7%)
Cablevision Systems Corp. - New York Group, Class A	42,530	762,563
CBS Corp. (Non-Voting), Class B	110,576	7,048,114
Comcast Corp., Class A	516,343	26,831,764
DIRECTV*	96,822	6,689,432
Discovery Communications, Inc., Class A*	44,714	4,043,040
Gannett Co., Inc.	45,154	1,335,655
Graham Holdings Co., Class B*	863	572,445
Interpublic Group of Cos., Inc.	82,473	1,459,772
News Corp., Class A*	98,634	1,777,385
Omnicom Group, Inc.	50,993	3,792,349
Scripps Networks Interactive, Inc., Class A	21,676	1,873,023
Time Warner Cable, Inc.	55,853	7,568,082
Time Warner, Inc.	179,259	12,497,938
Twenty-First Century Fox, Inc., Class A	388,815	13,678,512
Viacom, Inc., Class B	80,413	7,023,271
Walt Disney Co.	323,810	24,739,084

		121,692,429

Multiline Retail (0.5%)
Dollar General Corp.*	58,378	3,521,361
Dollar Tree, Inc.*	41,231	2,326,253
Family Dollar Stores, Inc.	19,196	1,247,164
Kohl’s Corp.	39,883	2,263,360
Macy’s, Inc.	73,010	3,898,734
Nordstrom, Inc.	28,350	1,752,030
Target Corp.	125,240	7,923,935

		22,932,837

Specialty Retail (1.6%)
AutoNation, Inc.*	12,889	640,454
AutoZone, Inc.*	6,743	3,222,749
Bed Bath & Beyond, Inc.*	42,549	3,416,685
Best Buy Co., Inc.	54,236	2,162,932
CarMax, Inc.*	44,253	2,080,776
GameStop Corp., Class A	23,127	1,139,236
Gap, Inc.	52,485	2,051,114
Home Depot, Inc.	279,022	22,974,671
L Brands, Inc.	48,296	2,987,108
Lowe’s Cos., Inc.	207,218	10,267,652
O’Reilly Automotive, Inc.*	21,265	2,737,018
PetSmart, Inc.	20,553	1,495,231
Ross Stores, Inc.	42,933	3,216,970
Staples, Inc.	130,868	2,079,492
Tiffany & Co.	21,807	2,023,253
TJX Cos., Inc.	140,915	8,980,513
Urban Outfitters, Inc.*	21,538	799,060

		72,274,914

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	55,570	3,119,144
Fossil Group, Inc.*	9,735	1,167,616
Michael Kors Holdings Ltd.*	35,581	2,888,821
NIKE, Inc., Class B	148,053	11,642,888
PVH Corp.	16,163	2,198,491
Ralph Lauren Corp.	11,814	2,085,998

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
VF Corp.	69,784	$4,350,335

		27,453,293

Total Consumer Discretionary		409,856,416

Consumer Staples (7.0%)
Beverages (1.6%)
Beam, Inc.	32,357	2,202,217
Brown-Forman Corp., Class B	32,104	2,426,099
Coca-Cola Co.	752,465	31,084,329
Coca-Cola Enterprises, Inc.	47,844	2,111,356
Constellation Brands, Inc., Class A*	33,057	2,326,552
Dr. Pepper Snapple Group, Inc.	39,755	1,936,864
Molson Coors Brewing Co., Class B	31,346	1,760,078
Monster Beverage Corp.*	26,943	1,825,927
PepsiCo, Inc.	303,864	25,202,480

		70,875,902

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	86,571	10,302,815
CVS Caremark Corp.	235,834	16,878,640
Kroger Co.	103,193	4,079,219
Safeway, Inc.	48,997	1,595,832
Sysco Corp.	115,232	4,159,875
Walgreen Co.	172,551	9,911,330
Wal-Mart Stores, Inc.	320,564	25,225,181
Whole Foods Market, Inc.	73,734	4,264,037

		76,416,929

Food Products (1.1%)
Archer-Daniels-Midland Co.	130,368	5,657,971
Campbell Soup Co.	35,650	1,542,932
ConAgra Foods, Inc.	83,590	2,816,983
General Mills, Inc.	125,671	6,272,239
Hershey Co.	29,707	2,888,412
Hormel Foods Corp.	26,636	1,203,148
J.M. Smucker Co.	20,832	2,158,612
Kellogg Co.	50,953	3,111,700
Kraft Foods Group, Inc.	118,064	6,366,011
McCormick & Co., Inc. (Non-Voting)	26,149	1,802,189
Mead Johnson Nutrition Co.	40,021	3,352,159
Mondelez International, Inc., Class A	347,491	12,266,432
Tyson Foods, Inc., Class A	53,817	1,800,717

		51,239,505

Household Products (1.4%)
Clorox Co.	25,569	2,371,780
Colgate-Palmolive Co.	174,153	11,356,517
Kimberly-Clark Corp.	75,617	7,898,952
Procter & Gamble Co.	538,583	43,846,042

		65,473,291

Personal Products (0.1%)
Avon Products, Inc.	85,864	1,478,578
Estee Lauder Cos., Inc., Class A	50,724	3,820,532

		5,299,110

Tobacco (1.1%)
Altria Group, Inc.	396,278	15,213,113
Lorillard, Inc.	72,987	3,698,981
Philip Morris International, Inc.	317,449	27,659,331
Reynolds American, Inc.	62,109	3,104,829

		49,676,254

Total Consumer Staples		318,980,991

Energy (7.3%)
Energy Equipment & Services (1.3%)
Baker Hughes, Inc.	87,820	4,852,933
Cameron International Corp.*	47,131	2,805,708
Diamond Offshore Drilling, Inc.	13,818	786,521
Ensco plc, Class A	46,283	2,646,462
FMC Technologies, Inc.*	46,877	2,447,448
Halliburton Co.	168,129	8,532,547
Helmerich & Payne, Inc.	21,268	1,788,214
Nabors Industries Ltd.	51,609	876,837
National Oilwell Varco, Inc.	84,823	6,745,973
Noble Corp. plc	50,204	1,881,144
Rowan Cos., plc, Class A*	24,689	873,003
Schlumberger Ltd.	260,938	23,513,123
Transocean Ltd.	67,160	3,319,047

		61,068,960

Oil, Gas & Consumable Fuels (6.0%)
Anadarko Petroleum Corp.	99,716	7,909,473
Apache Corp.	79,104	6,798,198
Cabot Oil & Gas Corp.	83,439	3,234,096
Chesapeake Energy Corp.	100,153	2,718,152
Chevron Corp.	381,053	47,597,330
ConocoPhillips Co.	242,738	17,149,440
CONSOL Energy, Inc.	45,336	1,724,581
Denbury Resources, Inc.*	72,654	1,193,705
Devon Energy Corp.	75,617	4,678,424
EOG Resources, Inc.	54,077	9,076,284
EQT Corp.	29,859	2,680,741
Exxon Mobil Corp.	865,566	87,595,279
Hess Corp.	56,359	4,677,797
Kinder Morgan, Inc.	133,406	4,802,616
Marathon Oil Corp.	138,029	4,872,424
Marathon Petroleum Corp.	59,645	5,471,236
Murphy Oil Corp.	34,825	2,259,446
Newfield Exploration Co.*	27,185	669,566
Noble Energy, Inc.	71,186	4,848,478
Occidental Petroleum Corp.	159,711	15,188,516
Peabody Energy Corp.	53,358	1,042,082
Phillips 66	118,790	9,162,273
Pioneer Natural Resources Co.	28,276	5,204,763
QEP Resources, Inc.	35,466	1,087,033
Range Resources Corp.	32,380	2,729,958
Southwestern Energy Co.*	69,485	2,732,845
Spectra Energy Corp.	132,760	4,728,911
Tesoro Corp.	26,319	1,539,661
Valero Energy Corp.	106,907	5,388,113
Williams Cos., Inc.	135,412	5,222,841
WPX Energy, Inc.*	39,870	812,551

		274,796,813

Total Energy		335,865,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Financials (11.5%)
Capital Markets (1.6%)
Ameriprise Financial, Inc.	38,546	$4,434,717
Bank of New York Mellon Corp.	227,565	7,951,121
BlackRock, Inc.	25,175	7,967,132
Charles Schwab Corp.	230,025	5,980,650
E*TRADE Financial Corp.*	56,786	1,115,277
Franklin Resources, Inc.	79,995	4,618,111
Goldman Sachs Group, Inc.	83,535	14,807,414
Invesco Ltd.	87,824	3,196,794
Legg Mason, Inc.	21,033	914,515
Morgan Stanley	274,510	8,608,634
Northern Trust Corp.	44,510	2,754,724
State Street Corp.	86,982	6,383,609
T. Rowe Price Group, Inc.	51,738	4,334,092

		73,066,790

Commercial Banks (2.0%)
BB&T Corp.	139,672	5,212,559
Comerica, Inc.	36,241	1,722,897
Fifth Third Bancorp	174,922	3,678,610
Huntington Bancshares, Inc./Ohio	164,328	1,585,765
KeyCorp	177,664	2,384,251
M&T Bank Corp.	25,789	3,002,355
PNC Financial Services Group, Inc.	105,431	8,179,337
Regions Financial Corp.	272,944	2,699,416
SunTrust Banks, Inc.	106,057	3,903,958
U.S. Bancorp/Minnesota	361,859	14,619,104
Wells Fargo & Co.	949,775	43,119,785
Zions Bancorp	36,648	1,097,974

		91,206,011

Consumer Finance (0.7%)
American Express Co.	182,543	16,562,126
Capital One Financial Corp.	114,237	8,751,697
Discover Financial Services	94,908	5,310,103
SLM Corp.	86,440	2,271,643

		32,895,569

Diversified Financial Services (2.8%)
Bank of America Corp.	2,113,360	32,905,015
Citigroup, Inc.	600,951	31,315,557
CME Group, Inc./Illinois	62,498	4,903,593
IntercontinentalExchange Group, Inc.	22,808	5,129,976
JPMorgan Chase & Co.	744,836	43,558,009
Leucadia National Corp.	62,088	1,759,574
McGraw Hill Financial, Inc.	53,655	4,195,821
Moody’s Corp.	37,505	2,943,017
NASDAQ OMX Group, Inc.	22,951	913,450

		127,624,012

Insurance (3.1%)
ACE Ltd.	67,380	6,975,852
Aflac, Inc.	92,383	6,171,184
Allstate Corp.	90,122	4,915,254
American International Group, Inc.	291,727	14,892,663
Aon plc	59,649	5,003,955
Assurant, Inc.	14,408	956,259
Berkshire Hathaway, Inc., Class B*	356,653	42,284,780
Chubb Corp.	47,019	4,543,446
Cincinnati Financial Corp.	29,171	1,527,685
Genworth Financial, Inc., Class A*	97,772	1,518,399
Hartford Financial Services Group, Inc.	88,584	3,209,398
Lincoln National Corp.	51,981	2,683,259
Loews Corp.	60,602	2,923,441
Marsh & McLennan Cos., Inc.	108,733	5,258,328
MetLife, Inc.	222,123	11,976,872
Principal Financial Group, Inc.	54,243	2,674,722
Progressive Corp.	109,371	2,982,547
Prudential Financial, Inc.	91,738	8,460,078
Torchmark Corp.	17,915	1,400,057
Travelers Cos., Inc.	72,135	6,531,103
Unum Group	51,746	1,815,250
XL Group plc	56,035	1,784,155

		140,488,687

Real Estate Investment Trusts (REITs) (1.3%)
American Tower Corp. (REIT)	78,193	6,241,365
Apartment Investment & Management Co. (REIT), Class A	29,003	751,468
AvalonBay Communities, Inc. (REIT)	24,103	2,849,698
Boston Properties, Inc. (REIT)	30,323	3,043,520
Equity Residential (REIT)	66,412	3,444,790
General Growth Properties, Inc. (REIT)	106,517	2,137,796
HCP, Inc. (REIT)	90,542	3,288,485
Health Care REIT, Inc. (REIT)	57,255	3,067,150
Host Hotels & Resorts, Inc. (REIT)	150,018	2,916,350
Kimco Realty Corp. (REIT)	81,142	1,602,555
Macerich Co. (REIT)	27,838	1,639,380
Plum Creek Timber Co., Inc. (REIT)	35,122	1,633,524
Prologis, Inc. (REIT)	98,816	3,651,251
Public Storage (REIT)	28,638	4,310,592
Simon Property Group, Inc. (REIT)	61,487	9,355,862
Ventas, Inc. (REIT)	58,239	3,335,930
Vornado Realty Trust (REIT)	34,467	3,060,325
Weyerhaeuser Co. (REIT)	115,465	3,645,230

		59,975,271

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	55,300	1,454,390

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	94,493	891,069
People’s United Financial, Inc.	62,968	952,076

		1,843,145

Total Financials		528,553,875

Health Care (9.3%)
Biotechnology (1.7%)
Alexion Pharmaceuticals, Inc.*	38,887	5,174,304
Amgen, Inc.	149,421	17,057,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Biogen Idec, Inc.*	46,803	$13,093,139
Celgene Corp.*	81,647	13,795,077
Gilead Sciences, Inc.*	303,814	22,831,622
Regeneron Pharmaceuticals, Inc.*	15,574	4,286,588
Vertex Pharmaceuticals, Inc.*	46,364	3,444,845

		79,683,477

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	306,357	11,742,664
Baxter International, Inc.	107,529	7,478,642
Becton, Dickinson and Co.	38,457	4,249,114
Boston Scientific Corp.*	264,556	3,179,963
C.R. Bard, Inc.	15,433	2,067,096
CareFusion Corp.*	41,874	1,667,423
Covidien plc	91,143	6,206,838
DENTSPLY International, Inc.	28,276	1,370,821
Edwards Lifesciences Corp.*	21,677	1,425,480
Intuitive Surgical, Inc.*	7,542	2,896,731
Medtronic, Inc.	197,810	11,352,316
St. Jude Medical, Inc.	57,872	3,585,170
Stryker Corp.	58,483	4,394,413
Varian Medical Systems, Inc.*	20,947	1,627,372
Zimmer Holdings, Inc.	33,912	3,160,259

		66,404,302

Health Care Providers & Services (1.5%)
Aetna, Inc.	72,815	4,994,381
AmerisourceBergen Corp.	45,578	3,204,589
Cardinal Health, Inc.	67,707	4,523,505
Cigna Corp.	54,767	4,791,017
DaVita HealthCare Partners, Inc.*	34,975	2,216,366
Express Scripts Holding Co.*	159,659	11,214,448
Humana, Inc.	30,892	3,188,672
Laboratory Corp. of America Holdings*	17,317	1,582,254
McKesson Corp.	45,535	7,349,349
Patterson Cos., Inc.	16,536	681,283
Quest Diagnostics, Inc.	28,814	1,542,702
Tenet Healthcare Corp.*	19,660	828,079
UnitedHealth Group, Inc.	199,476	15,020,543
WellPoint, Inc.	58,533	5,407,864

		66,545,052

Health Care Technology (0.1%)
Cerner Corp.*	58,491	3,260,288

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	65,542	3,748,347
Life Technologies Corp.*	34,211	2,593,194
PerkinElmer, Inc.	22,395	923,346
Thermo Fisher Scientific, Inc.	71,610	7,973,773
Waters Corp.*	16,867	1,686,700

		16,925,360

Pharmaceuticals (4.2%)
AbbVie, Inc.	315,268	16,649,303
Actavis plc*	34,506	5,797,008
Allergan, Inc.	58,879	6,540,279
Bristol-Myers Squibb Co.	326,242	17,339,762
Eli Lilly and Co.	196,444	10,018,644
Forest Laboratories, Inc.*	47,031	2,823,271
Hospira, Inc.*	32,917	1,358,814
Johnson & Johnson	559,033	51,201,833
Merck & Co., Inc.	578,943	28,976,097
Mylan, Inc.*	75,971	3,297,141
Perrigo Co. plc	26,414	4,053,493
Pfizer, Inc.	1,284,143	39,333,300
Zoetis, Inc.	99,070	3,238,598

		190,627,543

Total Health Care		423,446,022

Industrials (7.8%)
Aerospace & Defense (2.0%)
Boeing Co.	136,980	18,696,400
General Dynamics Corp.	66,329	6,337,736
Honeywell International, Inc.	155,473	14,205,568
L-3 Communications Holdings, Inc.	17,560	1,876,462
Lockheed Martin Corp.	53,311	7,925,213
Northrop Grumman Corp.	43,985	5,041,121
Precision Castparts Corp.	28,781	7,750,723
Raytheon Co.	63,299	5,741,219
Rockwell Collins, Inc.	26,753	1,977,582
Textron, Inc.	55,736	2,048,855
United Technologies Corp.	167,263	19,034,530

		90,635,409

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	30,044	1,752,767
Expeditors International of Washington, Inc.	40,733	1,802,435
FedEx Corp.	58,975	8,478,836
United Parcel Service, Inc., Class B	141,634	14,882,901

		26,916,939

Airlines (0.2%)
Delta Air Lines, Inc.	169,515	4,656,577
Southwest Airlines Co.	138,046	2,600,787

		7,257,364

Building Products (0.0%)
Allegion plc*	17,697	782,030
Masco Corp.	70,689	1,609,588

		2,391,618

Commercial Services & Supplies (0.3%)
ADT Corp.	39,611	1,603,057
Cintas Corp.	19,954	1,189,059
Iron Mountain, Inc.	33,634	1,020,792
Pitney Bowes, Inc.	40,119	934,772
Republic Services, Inc.	53,511	1,776,565
Stericycle, Inc.*	16,982	1,972,799
Tyco International Ltd.	92,277	3,787,048
Waste Management, Inc.	86,456	3,879,281

		16,163,373

Construction & Engineering (0.1%)
Fluor Corp.	32,389	2,600,513
Jacobs Engineering Group, Inc.*	26,122	1,645,425
Quanta Services, Inc.*	42,877	1,353,198

		5,599,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Electrical Equipment (0.6%)
AMETEK, Inc.	48,521	$2,555,601
Eaton Corp. plc	94,016	7,156,498
Emerson Electric Co.	139,482	9,788,847
Rockwell Automation, Inc.	27,475	3,246,446
Roper Industries, Inc.	19,667	2,727,419

		25,474,811

Industrial Conglomerates (1.8%)
3M Co.	126,730	17,773,883
Danaher Corp.	118,817	9,172,672
General Electric Co.	2,004,630	56,189,779

		83,136,334

Machinery (1.3%)
Caterpillar, Inc.	126,086	11,449,870
Cummins, Inc.	34,526	4,867,130
Deere & Co.	75,856	6,927,929
Dover Corp.	33,756	3,258,804
Flowserve Corp.	27,634	2,178,388
Illinois Tool Works, Inc.	80,906	6,802,577
Ingersoll-Rand plc	53,085	3,270,036
Joy Global, Inc.	21,026	1,229,811
PACCAR, Inc.	70,159	4,151,308
Pall Corp.	21,952	1,873,603
Parker Hannifin Corp.	29,569	3,803,756
Pentair Ltd. (Registered)	39,495	3,067,577
Snap-on, Inc.	11,512	1,260,794
Stanley Black & Decker, Inc.	30,754	2,481,540
Xylem, Inc.	36,554	1,264,768

		57,887,891

Professional Services (0.1%)
Dun & Bradstreet Corp.	7,561	928,113
Equifax, Inc.	24,174	1,670,182
Nielsen Holdings N.V.	50,208	2,304,045
Robert Half International, Inc.	27,461	1,153,087

		6,055,427

Road & Rail (0.7%)
CSX Corp.	200,846	5,778,339
Kansas City Southern	21,836	2,703,952
Norfolk Southern Corp.	61,207	5,681,846
Ryder System, Inc.	10,475	772,846
Union Pacific Corp.	91,256	15,331,008

		30,267,991

Trading Companies & Distributors (0.1%)
Fastenal Co.	54,092	2,569,911
W.W. Grainger, Inc.	12,241	3,126,596

		5,696,507

Total Industrials		357,482,800

Information Technology (13.3%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	1,059,365	23,782,745
F5 Networks, Inc.*	15,377	1,397,154
Harris Corp.	21,174	1,478,157
Juniper Networks, Inc.*	100,060	2,258,354
Motorola Solutions, Inc.	45,622	3,079,485
QUALCOMM, Inc.	334,740	24,854,445

		56,850,340

Computers & Peripherals (2.9%)
Apple, Inc.	178,272	100,030,202
EMC Corp.	407,736	10,254,560
Hewlett-Packard Co.	380,785	10,654,364
NetApp, Inc.	67,564	2,779,583
SanDisk Corp.	44,757	3,157,159
Seagate Technology plc	64,680	3,632,429
Western Digital Corp.	41,710	3,499,469

		134,007,766

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	31,361	2,796,774
Corning, Inc.	286,744	5,109,778
FLIR Systems, Inc.	28,067	844,817
Jabil Circuit, Inc.	36,658	639,315
TE Connectivity Ltd.	81,310	4,480,994

		13,871,678

Internet Software & Services (2.3%)
Akamai Technologies, Inc.*	35,531	1,676,352
eBay, Inc.*	230,857	12,671,741
Facebook, Inc., Class A*	325,941	17,815,935
Google, Inc., Class A*	55,607	62,319,321
VeriSign, Inc.*	25,526	1,525,944
Yahoo!, Inc.*	186,929	7,559,409

		103,568,702

IT Services (2.6%)
Accenture plc, Class A	125,962	10,356,596
Alliance Data Systems Corp.*	9,665	2,541,218
Automatic Data Processing, Inc.	95,388	7,708,304
Cognizant Technology Solutions Corp., Class A*	59,969	6,055,670
Computer Sciences Corp.	29,168	1,629,908
Fidelity National Information Services, Inc.	57,684	3,096,477
Fiserv, Inc.*	51,196	3,023,124
International Business Machines Corp.	202,240	37,934,157
MasterCard, Inc., Class A	20,513	17,137,791
Paychex, Inc.	64,399	2,932,087
Teradata Corp.*	32,409	1,474,285
Total System Services, Inc.	33,129	1,102,533
Visa, Inc., Class A	100,900	22,468,412
Western Union Co.	109,353	1,886,339

		119,346,901

Office Electronics (0.1%)
Xerox Corp.	229,293	2,790,496

Semiconductors & Semiconductor Equipment (1.4%)
Altera Corp.	63,727	2,073,039
Analog Devices, Inc.	61,619	3,138,256
Applied Materials, Inc.	238,593	4,220,710
Broadcom Corp., Class A	106,915	3,170,030
First Solar, Inc.*	14,045	767,419
Intel Corp.	984,941	25,569,068
KLA-Tencor Corp.	33,070	2,131,692
Lam Research Corp.*	32,176	1,751,983
Linear Technology Corp.	46,467	2,116,572
LSI Corp.	107,971	1,189,841
Microchip Technology, Inc.	39,379	1,762,210
Micron Technology, Inc.*	208,549	4,538,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
NVIDIA Corp.	114,631	$1,836,389
Texas Instruments, Inc.	216,874	9,522,937
Xilinx, Inc.	53,234	2,444,505

		66,232,677

Software (2.5%)
Adobe Systems, Inc.*	92,113	5,515,726
Autodesk, Inc.*	44,766	2,253,073
CA, Inc.	64,378	2,166,320
Citrix Systems, Inc.*	36,932	2,335,949
Electronic Arts, Inc.*	61,387	1,408,218
Intuit, Inc.	56,440	4,307,501
Microsoft Corp.	1,505,181	56,338,925
Oracle Corp.	695,312	26,602,637
Red Hat, Inc.*	37,510	2,102,060
Salesforce.com, Inc.*	109,979	6,069,741
Symantec Corp.	137,910	3,251,918

		112,352,068

Total Information Technology		609,020,628

Materials (2.5%)
Chemicals (1.8%)
Air Products and Chemicals, Inc.	41,891	4,682,576
Airgas, Inc.	13,192	1,475,525
CF Industries Holdings, Inc.	11,356	2,646,402
Dow Chemical Co.	240,262	10,667,633
E.I. du Pont de Nemours & Co.	183,547	11,925,049
Eastman Chemical Co.	30,497	2,461,108
Ecolab, Inc.	53,729	5,602,323
FMC Corp.	26,406	1,992,597
International Flavors & Fragrances, Inc.	16,151	1,388,663
LyondellBasell Industries N.V., Class A	86,556	6,948,716
Monsanto Co.	104,188	12,143,111
Mosaic Co.	67,522	3,191,765
PPG Industries, Inc.	28,141	5,337,222
Praxair, Inc.	58,325	7,584,000
Sherwin-Williams Co.	17,067	3,131,794
Sigma-Aldrich Corp.	23,710	2,228,977

		83,407,461

Construction Materials (0.0%)
Vulcan Materials Co.	25,736	1,529,233

Containers & Packaging (0.2%)
Avery Dennison Corp.	19,143	960,787
Ball Corp.	28,657	1,480,421
Bemis Co., Inc.	20,459	838,001
MeadWestvaco Corp.	35,280	1,302,890
Owens-Illinois, Inc.*	32,814	1,174,085
Sealed Air Corp.	38,931	1,325,600

		7,081,784

Metals & Mining (0.4%)
Alcoa, Inc.	211,927	2,252,784
Allegheny Technologies, Inc.	21,462	764,691
Cliffs Natural Resources, Inc.	30,441	797,859
Freeport-McMoRan Copper & Gold, Inc.	205,697	7,763,005
Newmont Mining Corp.	98,646	2,271,817
Nucor Corp.	63,050	3,365,609
United States Steel Corp.	28,575	842,962

		18,058,727

Paper & Forest Products (0.1%)
International Paper Co.	87,898	4,309,639

Total Materials		114,386,844

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	1,043,788	36,699,586
CenturyLink, Inc.	117,113	3,730,049
Frontier Communications Corp.	197,665	919,142
Verizon Communications, Inc.	567,020	27,863,363
Windstream Holdings, Inc.	118,492	945,566

		70,157,706

Wireless Telecommunication Services (0.1%)
Crown Castle International Corp.*	66,236	4,863,710

Total Telecommunication Services		75,021,416

Utilities (2.1%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.	96,550	4,512,747
Duke Energy Corp.	139,884	9,653,395
Edison International	64,555	2,988,896
Entergy Corp.	35,332	2,235,456
Exelon Corp.	169,784	4,650,384
FirstEnergy Corp.	82,867	2,732,954
NextEra Energy, Inc.	85,372	7,309,551
Northeast Utilities	62,409	2,645,517
Pepco Holdings, Inc.	49,512	947,164
Pinnacle West Capital Corp.	21,764	1,151,751
PPL Corp.	124,876	3,757,519
Southern Co.	174,784	7,185,370
Xcel Energy, Inc.	98,601	2,754,912

		52,525,616

Gas Utilities (0.1%)
AGL Resources, Inc.	23,568	1,113,117
ONEOK, Inc.	40,873	2,541,483

		3,654,600

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	130,329	1,891,074
NRG Energy, Inc.	64,161	1,842,704

		3,733,778

Multi-Utilities (0.8%)
Ameren Corp.	48,067	1,738,103
CenterPoint Energy, Inc.	84,929	1,968,654
CMS Energy Corp.	52,639	1,409,146
Consolidated Edison, Inc.	58,032	3,208,009
Dominion Resources, Inc.	115,011	7,440,062
DTE Energy Co.	35,078	2,328,828
Integrys Energy Group, Inc.	15,819	860,712
NiSource, Inc.	62,104	2,041,979
PG&E Corp.	89,099	3,588,908
Public Service Enterprise Group, Inc.	100,230	3,211,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
SCANA Corp.	27,925	$1,310,520
Sempra Energy	45,035	4,042,342
TECO Energy, Inc.	40,610	700,116
Wisconsin Energy Corp.	44,882	1,855,422

		35,704,170

Total Utilities		95,618,164

Total Investments (71.4%) (Cost $2,447,297,118)		3,268,232,929
Other Assets Less Liabilities (28.6%)		1,310,012,787

Net Assets (100%)		$4,578,245,716

*	Non-income producing.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	14,170	March-14	$1,273,502,607	$1,304,419,350	$30,916,743

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$409,856,416	$—	$—	$409,856,416
Consumer Staples	316,554,892	2,426,099	—	318,980,991
Energy	335,865,773	—	—	335,865,773
Financials	528,553,875	—	—	528,553,875
Health Care	423,446,022	—	—	423,446,022
Industrials	357,482,800	—	—	357,482,800
Information Technology	609,020,628	—	—	609,020,628
Materials	114,386,844	—	—	114,386,844
Telecommunication Services	75,021,416	—	—	75,021,416
Utilities	95,618,164	—	—	95,618,164
Futures	30,916,743	—	—	30,916,743

Total Assets	$3,296,723,573	$2,426,099	$—	$3,299,149,672

Total Liabilities	$—	$—	$—	$—

Total	$3,296,723,573	$2,426,099	$—	$3,299,149,672

(a)	A security with a market value of $2,426,099 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	30,916,743	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$30,916,743

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	298,276,077	—	—	298,276,077
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$ —	$298,276,077	$—	$—	$298,276,077

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	33,137,899	—	—	33,137,899
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$ —	$33,137,899	$—	$—	$33,137,899

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $1,186,608,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset undernetting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$30,916,743 (c	)	$—	$—	$30,916,743

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,182,287,094
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$89,868,595

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$839,870,172
Aggregate gross unrealized depreciation	(18,551,411)

Net unrealized appreciation	$821,318,761

Federal income tax cost of investments	$2,446,914,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $2,447,297,118)	$3,268,232,929
Cash	1,239,055,506
Cash held as collateral at broker	57,990,000
Receivable from Separate Accounts for Trust shares sold	6,405,969
Due from broker for futures variation margin	4,517,720
Dividends, interest and other receivables	4,500,144
Other assets	12,567

Total assets	4,580,714,835

LIABILITIES
Investment management fees payable	1,662,373
Administrative fees payable	572,985
Distribution fees payable - Class IB	40,801
Payable to Separate Accounts for Trust shares redeemed	35,351
Trustees’ fees payable	1,121
Accrued expenses	156,488

Total liabilities	2,469,119

NET ASSETS	$4,578,245,716

Net assets were comprised of:
Paid in capital	$3,693,619,499
Accumulated undistributed net investment income (loss)	643,564
Accumulated undistributed net realized gain (loss) on investments and futures	32,130,099
Net unrealized appreciation (depreciation) on investments and futures	851,852,554

Net assets	$4,578,245,716

Class IA
Net asset value, offering and redemption price per share, $1,825 / 102 shares outstanding (unlimited amount authorized: $0.01 par value)†	$17.85

Class IB
Net asset value, offering and redemption price per share, $195,146,032 / 11,009,502 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.73

Class K
Net asset value, offering and redemption price per share, $4,383,097,859 / 245,669,400 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.84

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $7,911 foreign withholding tax)	$50,434,077
Interest	1,130,031

Total income	51,564,108

EXPENSES
Investment management fees	15,780,224
Administrative fees	5,350,854
Distribution fees - Class IB	451,900
Printing and mailing expenses	367,083
Professional fees	101,350
Trustees’ fees	88,769
Custodian fees	58,000
Distribution fees - Class IA	46
Miscellaneous	67,265

Total expenses	22,265,491

NET INVESTMENT INCOME (LOSS)	29,298,617

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	5,906,436
Futures	298,276,077

Net realized gain (loss)	304,182,513

Change in unrealized appreciation (depreciation) on:
Investments	584,356,314
Futures	33,137,899

Net change in unrealized appreciation (depreciation)	617,494,213

NET REALIZED AND UNREALIZED GAIN (LOSS)	921,676,726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$950,975,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,298,617	$21,347,521
Net realized gain (loss) on investments and futures	304,182,513	109,423,534
Net change in unrealized appreciation (depreciation) on investments and futures	617,494,213	165,087,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	950,975,343	295,858,879

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7)	(892)
Class IB	(799,418)	(903,630)
Class K	(28,082,369)	(20,526,235)

	(28,881,794)	(21,430,757)

Distributions from net realized capital gains
Class IA	(117)	(2,021)
Class IB	(12,716,862)	(2,060,534)
Class K	(276,182,980)	(32,145,490)

	(288,899,959)	(34,208,045)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(317,781,753)	(55,638,802)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 7 and 198 shares, respectively ]	124	2,913
Capital shares repurchased [ (10,630) and 0 shares, respectively ]	(164,971)	—

Total Class IA transactions	(164,847)	2,913

Class IB
Capital shares sold [ 1,862,788 and 3,291,786 shares, respectively ]	30,969,426	46,339,497
Capital shares issued in reinvestment of dividends and distributions [ 780,056 and 202,879 shares, respectively ]	13,516,280	2,964,164
Capital shares repurchased [ (2,638,338) and (1,030,092) shares, respectively ]	(44,395,895)	(14,847,597)

Total Class IB transactions	89,811	34,456,064

Class K
Capital shares sold [ 72,865,878 and 54,955,381 shares, respectively ]	1,236,164,123	789,585,265
Capital shares issued in reinvestment of dividends and distributions [ 17,440,772 and 3,583,715 shares, respectively ]	304,265,349	52,671,725
Capital shares repurchased [ (17,538,030) and (14,457,557) shares, respectively ]	(288,890,296)	(208,528,940)

Total Class K transactions	1,251,539,176	633,728,050

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,251,464,140	668,187,027

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,884,657,730	908,407,104
NET ASSETS:
Beginning of year	2,693,587,986	1,785,180,882

End of year (a)	$4,578,245,716	$2,693,587,986

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$643,564	$262,205

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					May 27, 2009* to December 31, 2009
Class IA	2013	2012	2011	2010
Net asset value, beginning of period	$14.65	$13.00	$13.76	$12.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.10 (e)	0.12 (e)	0.11	(e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and futures	4.46	1.82	(0.61)	1.51		2.47

Total from investment operations	4.51	1.92	(0.49)	1.62		2.53

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.09)	(0.07)		(0.02)
Distributions from net realized gains	(1.23)	(0.19)	(0.18)	(0.30)		—

Total dividends and distributions	(1.31)	(0.27)	(0.27)	(0.37)		(0.02)

Net asset value, end of period	$17.85	$14.65	$13.00	$13.76		$12.51

Total return (b)	31.01%	14.81%	(3.43)%	13.09%		25.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2	$157	$137	$984,788		$227,658
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.87%	0.88%	0.61%	0.63%		0.69%
Before waivers and reimbursements (a)	0.87%	0.88%	0.62%	0.64%		0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.31%	0.71%	0.82%	0.88%		0.85%
Before waivers and reimbursements (a)	0.31%	0.71%	0.80%	0.87%		0.70%
Portfolio turnover rate (z)	4%	3%	2%	1%		6%

	Year Ended December 31,					October 29, 2009* to December 31, 2009
Class IB	2013	2012	2011	2010
Net asset value, beginning of period	$14.56	$12.92	$13.69	$12.43		$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10 (e)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures	4.38	1.81	(0.62)	1.51		0.72

Total from investment operations	4.48	1.91	(0.53)	1.60		0.74

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.06)	(0.04)		(0.02)
Distributions from net realized gains	(1.23)	(0.19)	(0.18)	(0.30)		—

Total dividends and distributions	(1.31)	(0.27)	(0.24)	(0.34)		(0.02)

Net asset value, end of period	$17.73	$14.56	$12.92	$13.69		$12.43

Total return (b)	31.00%	14.82%	(3.77)%	12.97%		6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195,146	$160,258	$110,368	$53,305		$270
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.87%	0.88%	0.86%	0.88	%(c)	0.94	%(c)
Before waivers and reimbursements (a)	0.87%	0.88%	0.87%	0.89	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.58%	0.71%	0.65%	0.69%		0.81%
Before waivers and reimbursements (a)	0.58%	0.71%	0.64%	0.67%		0.78%
Portfolio turnover rate (z)	4%	3%	2%	1%		6%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$14.65	$13.00	$12.54

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.14 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and futures	4.40	1.82	0.50

Total from investment operations	4.54	1.96	0.55

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.09)
Distributions from net realized gains	(1.23)	(0.19)	—

Total dividends and distributions	(1.35)	(0.31)	(0.09)

Net asset value, end of period	$17.84	$14.65	$13.00

Total return (b)	31.26%	15.10%	4.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,383,098	$2,533,172	$1,674,676
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.62%	0.63%	0.62%
Before waivers and reimbursements (a)	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.84%	0.96%	1.01%
Before waivers and reimbursements (a)	0.84%	0.96%	1.01%
Portfolio turnover rate (z)	4%	3%	2%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 400 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares*	31.63%	19.29%
Portfolio – Class IB Shares**	31.64	19.00
Portfolio – Class K Shares***	32.01	21.78
S&P MidCap 400 Index	33.50	22.65
VMI – MCC	33.15	19.92
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.63% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P Mid Cap 400 Index, returned 33.50% and VMI — MCC returned 33.15% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

The expectation that accommodative monetary policy by the Federal Reserve would continue helped drive the prices of risky assets higher in 2013. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	18.5%
Industrials	14.1
Information Technology	13.1
Consumer Discretionary	11.7
Health Care	7.4
Materials	5.8
Energy	4.7
Utilities	3.6
Consumer Staples	3.3
Telecommunication Services	0.4
Cash and Other	17.4

100.0%

AXA TACTICAL MANAGER 400 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,155.27	$5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.69
Class IB
Actual	1,000.00	1,155.75	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.58	4.67
Class K
Actual	1,000.00	1,157.40	3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.7%)
Auto Components (0.3%)
Gentex Corp.	48,492	$1,599,751

Automobiles (0.2%)
Thor Industries, Inc.	15,027	829,941

Distributors (0.5%)
LKQ Corp.*	100,633	3,310,826

Diversified Consumer Services (0.7%)
Apollo Education Group, Inc., Class A*	33,493	915,029
DeVry Education Group, Inc.	19,124	678,902
Matthews International Corp., Class A	9,124	388,774
Service Corp. International	71,055	1,288,227
Sotheby’s, Inc.	23,036	1,225,515

		4,496,447

Hotels, Restaurants & Leisure (1.3%)
Bally Technologies, Inc.*	13,072	1,025,498
Bob Evans Farms, Inc.	9,179	464,366
Brinker International, Inc.	22,479	1,041,677
Cheesecake Factory, Inc.	16,093	776,809
Domino’s Pizza, Inc.	18,677	1,300,853
International Speedway Corp., Class A	9,332	331,193
Life Time Fitness, Inc.*	13,120	616,640
Panera Bread Co., Class A*	8,949	1,581,199
Scientific Games Corp., Class A*	16,420	277,990
Wendy’s Co.	94,319	822,462

		8,238,687

Household Durables (1.5%)
Jarden Corp.*	40,057	2,457,497
KB Home	27,773	507,690
M.D.C. Holdings, Inc.*	13,069	421,344
NVR, Inc.*	1,399	1,435,388
Tempur Sealy International, Inc.*	20,285	1,094,579
Toll Brothers, Inc.*	53,240	1,969,880
Tupperware Brands Corp.	16,945	1,601,811

		9,488,189

Internet & Catalog Retail (0.1%)
HSN, Inc.	11,142	694,147

Leisure Equipment & Products (0.7%)
Brunswick Corp.	30,480	1,403,909
Polaris Industries, Inc.	21,566	3,140,872

		4,544,781

Media (1.2%)
AMC Networks, Inc., Class A*	19,869	1,353,278
Cinemark Holdings, Inc.	34,804	1,160,017
DreamWorks Animation SKG, Inc., Class A*	23,905	848,627
John Wiley & Sons, Inc., Class A	15,548	858,250
Lamar Advertising Co., Class A*	21,897	1,144,118
Meredith Corp.	12,467	645,791
New York Times Co., Class A	42,271	670,841
Valassis Communications, Inc.	12,956	443,743

		7,124,665

Multiline Retail (0.3%)
Big Lots, Inc.*	19,586	$632,432
J.C. Penney Co., Inc.*	102,229	935,395

		1,567,827

Specialty Retail (3.8%)
Aaron’s, Inc.	25,608	752,875
Abercrombie & Fitch Co., Class A	25,640	843,812
Advance Auto Parts, Inc.	24,386	2,699,043
American Eagle Outfitters, Inc.	56,944	819,994
ANN, Inc.*	15,436	564,340
Ascena Retail Group, Inc.*	43,203	914,175
Cabela’s, Inc.*	15,628	1,041,762
Chico’s FAS, Inc.	53,110	1,000,592
CST Brands, Inc.	25,366	931,440
Dick’s Sporting Goods, Inc.	34,128	1,982,837
Foot Locker, Inc.	49,737	2,061,101
Guess?, Inc.	19,964	620,281
Murphy USA, Inc.*	14,919	620,034
Office Depot, Inc.*	160,169	847,294
Rent-A-Center, Inc.	17,985	599,620
Signet Jewelers Ltd.	26,829	2,111,442
Tractor Supply Co.	46,725	3,624,926
Williams-Sonoma, Inc.	29,817	1,737,735

		23,773,303

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.	18,277	1,312,106
Deckers Outdoor Corp.*	11,585	978,469
Hanesbrands, Inc.	33,190	2,332,261
Under Armour, Inc., Class A*	26,884	2,346,973

		6,969,809

Total Consumer Discretionary		72,638,373

Consumer Staples (3.3%)
Food & Staples Retailing (0.4%)
Harris Teeter Supermarkets, Inc.	16,598	819,111
SUPERVALU, Inc.*	66,375	483,874
United Natural Foods, Inc.*	16,585	1,250,343

		2,553,328

Food Products (2.0%)
Dean Foods Co.*	31,744	545,679
Flowers Foods, Inc.	58,714	1,260,590
Green Mountain Coffee Roasters, Inc.*	43,900	3,317,962
Hain Celestial Group, Inc.*	15,814	1,435,595
Hillshire Brands Co.	41,230	1,378,731
Ingredion, Inc.	25,646	1,755,725
Lancaster Colony Corp.	6,479	571,124
Post Holdings, Inc.*	10,943	539,162
Tootsie Roll Industries, Inc.	6,860	223,224
WhiteWave Foods Co., Class A*	58,133	1,333,571

		12,361,363

Household Products (0.8%)
Church & Dwight Co., Inc.	46,482	3,080,827
Energizer Holdings, Inc.	20,854	2,257,237

		5,338,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Tobacco (0.1%)
Universal Corp.	7,765	$423,969

Total Consumer Staples		20,676,724

Energy (4.7%)
Energy Equipment & Services (2.4%)
Atwood Oceanics, Inc.*	19,339	1,032,509
CARBO Ceramics, Inc.	6,663	776,439
Dresser-Rand Group, Inc.*	25,565	1,524,441
Dril-Quip, Inc.*	13,636	1,499,006
Helix Energy Solutions Group, Inc.*	33,031	765,659
Oceaneering International, Inc.	36,224	2,857,349
Oil States International, Inc.*	18,475	1,879,277
Patterson-UTI Energy, Inc.	48,239	1,221,412
Superior Energy Services, Inc.*	53,453	1,422,384
Tidewater, Inc.	16,635	985,956
Unit Corp.*	14,673	757,420

		14,721,852

Oil, Gas & Consumable Fuels (2.3%)
Alpha Natural Resources, Inc.*	73,899	527,639
Bill Barrett Corp.*	16,490	441,602
Cimarex Energy Co.	29,076	3,050,363
Energen Corp.	24,352	1,722,904
Gulfport Energy Corp.*	28,174	1,779,188
HollyFrontier Corp.	66,461	3,302,447
Rosetta Resources, Inc.*	20,550	987,222
SM Energy Co.	22,440	1,864,989
World Fuel Services Corp.	24,168	1,043,091

		14,719,445

Total Energy		29,441,297

Financials (18.5%)
Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	17,733	3,845,933
Apollo Investment Corp.	75,501	640,249
Eaton Vance Corp.	40,654	1,739,585
Federated Investors, Inc., Class B	31,605	910,224
Greenhill & Co., Inc.	8,734	506,048
Janus Capital Group, Inc.	50,213	621,135
Raymond James Financial, Inc.	41,280	2,154,403
SEI Investments Co.	47,932	1,664,678
Waddell & Reed Financial, Inc., Class A	28,561	1,859,892

		13,942,147

Commercial Banks (3.8%)
Associated Banc-Corp	54,359	945,847
BancorpSouth, Inc.	28,138	715,268
Bank of Hawaii Corp.	14,894	880,831
Cathay General Bancorp	24,700	660,231
City National Corp./California	15,867	1,256,984
Commerce Bancshares, Inc./Missouri	27,316	1,226,762
Cullen/Frost Bankers, Inc.	17,643	1,313,168
East West Bancorp, Inc.	46,151	1,613,900
First Horizon National Corp.	79,042	920,839
First Niagara Financial Group, Inc.	118,653	1,260,095
FirstMerit Corp.	55,333	1,230,053

Fulton Financial Corp.	64,366	$841,907
Hancock Holding Co.	27,463	1,007,343
International Bancshares Corp.	19,098	503,996
Prosperity Bancshares, Inc.	19,016	1,205,424
Signature Bank/New York*	15,843	1,701,855
SVB Financial Group*	15,301	1,604,463
Synovus Financial Corp.	325,180	1,170,648
TCF Financial Corp.	55,319	898,934
Trustmark Corp.	22,576	605,940
Valley National Bancorp	67,053	678,576
Webster Financial Corp.	30,311	945,097
Westamerica Bancorp	8,906	502,833

		23,690,994

Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	29,164	1,515,362
MSCI, Inc.*	39,602	1,731,399

		3,246,761

Insurance (4.1%)
Alleghany Corp.*	5,615	2,245,775
American Financial Group, Inc./Ohio	23,962	1,383,087
Arthur J. Gallagher & Co.	44,057	2,067,595
Aspen Insurance Holdings Ltd.	21,948	906,672
Brown & Brown, Inc.	39,981	1,255,004
Everest Reinsurance Group Ltd.	16,021	2,497,193
Fidelity National Financial, Inc., Class A	83,613	2,713,242
First American Financial Corp.	35,353	996,955
Hanover Insurance Group, Inc.	14,718	878,812
HCC Insurance Holdings, Inc.	33,575	1,549,150
Kemper Corp.	17,134	700,438
Mercury General Corp.	10,403	517,133
Old Republic International Corp.	81,046	1,399,664
Primerica, Inc.	18,404	789,716
Protective Life Corp.	26,335	1,334,131
Reinsurance Group of America, Inc.	23,608	1,827,495
StanCorp Financial Group, Inc.	14,714	974,802
W. R. Berkley Corp.	36,656	1,590,504

		25,627,368

Real Estate Investment Trusts (REITs) (6.8%)
Alexandria Real Estate Equities, Inc. (REIT)	24,001	1,526,944
American Campus Communities, Inc. (REIT)	35,132	1,131,602
BioMed Realty Trust, Inc. (REIT)	64,407	1,167,055
BRE Properties, Inc. (REIT)	25,867	1,415,184
Camden Property Trust (REIT)	28,581	1,625,687
Corporate Office Properties Trust/Maryland (REIT)	29,346	695,207
Corrections Corp. of America (REIT)	38,833	1,245,374
Duke Realty Corp. (REIT)	109,157	1,641,721
Equity One, Inc. (REIT)	21,183	475,347
Essex Property Trust, Inc. (REIT)	12,741	1,828,461
Extra Space Storage, Inc. (REIT)	36,847	1,552,364
Federal Realty Investment Trust (REIT)	21,754	2,206,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Highwoods Properties, Inc. (REIT)	30,150	$1,090,525
Home Properties, Inc. (REIT)	19,080	1,023,070
Hospitality Properties Trust (REIT)	49,612	1,341,012
Kilroy Realty Corp. (REIT)	27,504	1,380,151
Liberty Property Trust (REIT)	49,111	1,663,390
Mack-Cali Realty Corp. (REIT)	29,571	635,185
Mid-America Apartment Communities, Inc. (REIT)	25,057	1,521,962
National Retail Properties, Inc. (REIT)	40,848	1,238,920
Omega Healthcare Investors, Inc. (REIT)	41,073	1,223,975
Potlatch Corp. (REIT)	13,560	565,994
Rayonier, Inc. (REIT)	42,295	1,780,620
Realty Income Corp. (REIT)	65,292	2,437,350
Regency Centers Corp. (REIT)	30,941	1,432,568
Senior Housing Properties Trust (REIT)	63,060	1,401,824
SL Green Realty Corp. (REIT)	30,590	2,825,904
Taubman Centers, Inc. (REIT)	21,256	1,358,684
UDR, Inc. (REIT)	83,984	1,961,026
Weingarten Realty Investors (REIT)	37,622	1,031,595

		42,424,774

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	14,276	595,737
Jones Lang LaSalle, Inc.	14,891	1,524,690

		2,120,427

Thrifts & Mortgage Finance (0.6%)
Astoria Financial Corp.	28,316	391,610
New York Community Bancorp, Inc.	147,628	2,487,532
Washington Federal, Inc.	34,043	792,861

		3,672,003

Total Financials		114,724,474

Health Care (7.4%)
Biotechnology (0.6%)
Cubist Pharmaceuticals, Inc.*	24,814	1,708,940
United Therapeutics Corp.*	15,487	1,751,270

		3,460,210

Health Care Equipment & Supplies (2.0%)
Cooper Cos., Inc.	16,395	2,030,357
Hill-Rom Holdings, Inc.	19,692	814,067
Hologic, Inc.*	91,479	2,044,556
IDEXX Laboratories, Inc.*	17,357	1,846,264
Masimo Corp.*	17,209	503,019
ResMed, Inc.	47,583	2,240,208
STERIS Corp.	19,691	946,153
Teleflex, Inc.	13,792	1,294,517
Thoratec Corp.*	19,054	697,376

		12,416,517

Health Care Providers & Services (2.6%)
Community Health Systems, Inc.*	31,839	1,250,318
Health Management Associates, Inc., Class A*	88,683	1,161,747
Health Net, Inc.*	26,693	$791,981
Henry Schein, Inc.*	28,715	3,280,976
LifePoint Hospitals, Inc.*	15,725	830,909
MEDNAX, Inc.*	33,754	1,801,788
Omnicare, Inc.	34,491	2,081,877
Owens & Minor, Inc.	21,111	771,818
Universal Health Services, Inc., Class B	29,945	2,433,331
VCA Antech, Inc.*	29,776	933,775
WellCare Health Plans, Inc.*	14,659	1,032,287

		16,370,807

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	53,310	824,173
HMS Holdings Corp.*	29,655	674,058

		1,498,231

Life Sciences Tools & Services (1.1%)
Bio-Rad Laboratories, Inc., Class A*	6,742	833,378
Charles River Laboratories International, Inc.*	16,093	853,573
Covance, Inc.*	18,819	1,657,201
Mettler-Toledo International, Inc.*	9,929	2,408,676
Techne Corp.	11,128	1,053,488

		6,806,316

Pharmaceuticals (0.9%)
Endo Health Solutions, Inc.*	38,453	2,594,039
Mallinckrodt plc*	19,353	1,011,388
Salix Pharmaceuticals Ltd.*	21,071	1,895,126

		5,500,553

Total Health Care		46,052,634

Industrials (14.1%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc.	10,651	1,296,014
B/E Aerospace, Inc.*	32,972	2,869,553
Esterline Technologies Corp.*	10,523	1,072,925
Exelis, Inc.	63,135	1,203,353
Huntington Ingalls Industries, Inc.	16,513	1,486,335
Triumph Group, Inc.	17,448	1,327,269

		9,255,449

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	30,649	538,196

Airlines (0.4%)
Alaska Air Group, Inc.	23,243	1,705,339
JetBlue Airways Corp.*	73,045	624,535

		2,329,874

Building Products (0.8%)
A.O. Smith Corp.	25,629	1,382,428
Fortune Brands Home & Security, Inc.	55,658	2,543,571
Lennox International, Inc.	15,233	1,295,719

		5,221,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (1.5%)
Brink’s Co.	16,153	$551,463
Clean Harbors, Inc.*	18,512	1,109,980
Copart, Inc.*	37,451	1,372,579
Deluxe Corp.	16,947	884,464
Herman Miller, Inc.	19,824	585,205
HNI Corp.	15,135	587,692
Mine Safety Appliances Co.	10,630	544,362
R.R. Donnelley & Sons Co.	60,926	1,235,579
Rollins, Inc.	21,564	653,174
Waste Connections, Inc.	41,388	1,805,758

		9,330,256

Construction & Engineering (0.7%)
AECOM Technology Corp.*	32,839	966,452
Granite Construction, Inc.	12,180	426,056
KBR, Inc.	49,639	1,582,988
URS Corp.	25,101	1,330,102

		4,305,598

Electrical Equipment (0.8%)
Acuity Brands, Inc.	14,386	1,572,678
General Cable Corp.	16,648	489,618
Hubbell, Inc., Class B	18,017	1,962,051
Regal-Beloit Corp.	15,113	1,114,130

		5,138,477

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	21,274	1,689,156

Machinery (4.6%)
AGCO Corp.	30,334	1,795,470
CLARCOR, Inc.	16,795	1,080,758
Crane Co.	16,380	1,101,555
Donaldson Co., Inc.	44,997	1,955,570
Graco, Inc.	20,517	1,602,788
Harsco Corp.	27,085	759,193
IDEX Corp.	27,131	2,003,624
ITT Corp.	30,402	1,320,055
Kennametal, Inc.	26,285	1,368,660
Lincoln Electric Holdings, Inc.	27,297	1,947,368
Nordson Corp.	20,231	1,503,163
Oshkosh Corp.	28,895	1,455,730
SPX Corp.	15,199	1,513,972
Terex Corp.	37,330	1,567,487
Timken Co.	26,585	1,464,036
Trinity Industries, Inc.	26,118	1,423,953
Valmont Industries, Inc.	8,979	1,338,949
Wabtec Corp.	32,249	2,395,133
Woodward, Inc.	20,333	927,388

		28,524,852

Marine (0.3%)
Kirby Corp.*	19,017	1,887,437
Matson, Inc.	14,442	377,081

		2,264,518

Professional Services (1.0%)
Corporate Executive Board Co.	11,279	873,333
FTI Consulting, Inc.*	13,451	553,374
Manpowergroup, Inc.	26,454	2,271,340
Towers Watson & Co., Class A	21,613	2,758,035

		6,456,082

Road & Rail (1.2%)
Con-way, Inc.	19,100	$758,461
Genesee & Wyoming, Inc., Class A*	17,024	1,635,155
J.B. Hunt Transport Services, Inc.	30,784	2,379,603
Landstar System, Inc.	15,341	881,341
Old Dominion Freight Line, Inc.*	23,398	1,240,562
Werner Enterprises, Inc.	15,280	377,874

		7,272,996

Trading Companies & Distributors (0.9%)
GATX Corp.	15,508	809,053
MSC Industrial Direct Co., Inc., Class A	16,154	1,306,374
United Rentals, Inc.*	31,221	2,433,677
Watsco, Inc.	9,089	873,089

		5,422,193

Total Industrials		87,749,365

Information Technology (13.1%)
Communications Equipment (0.8%)
ADTRAN, Inc.	19,294	521,131
Ciena Corp.*	34,626	828,600
InterDigital, Inc.	13,782	406,431
JDS Uniphase Corp.*	78,105	1,013,803
Plantronics, Inc.	14,633	679,703
Polycom, Inc.*	48,069	539,815
Riverbed Technology, Inc.*	54,155	979,122

		4,968,605

Computers & Peripherals (1.0%)
3D Systems Corp.*	32,005	2,974,225
Diebold, Inc.	21,439	707,701
Lexmark International, Inc., Class A	20,769	737,715
NCR Corp.*	55,741	1,898,539

		6,318,180

Electronic Equipment, Instruments & Components (1.8%)
Arrow Electronics, Inc.*	33,749	1,830,883
Avnet, Inc.	46,080	2,032,589
Ingram Micro, Inc., Class A*	51,680	1,212,413
Itron, Inc.*	13,165	545,426
National Instruments Corp.	32,744	1,048,463
Tech Data Corp.*	12,687	654,649
Trimble Navigation Ltd.*	86,324	2,995,443
Vishay Intertechnology, Inc.*	45,538	603,834

		10,923,700

Internet Software & Services (1.0%)
AOL, Inc.*	26,310	1,226,572
Equinix, Inc.*	16,665	2,957,204
Rackspace Hosting, Inc.*	38,421	1,503,414
ValueClick, Inc.*	21,116	493,481

		6,180,671

IT Services (2.6%)
Acxiom Corp.*	25,198	931,822
Broadridge Financial Solutions, Inc.	39,935	1,578,231
Convergys Corp.	34,019	716,100

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
CoreLogic, Inc.*	31,346	$1,113,723
DST Systems, Inc.	9,873	895,876
Gartner, Inc.*	30,830	2,190,472
Global Payments, Inc.	24,379	1,584,391
Jack Henry & Associates, Inc.	28,673	1,697,728
Leidos Holdings, Inc.	24,423	1,135,425
Lender Processing Services, Inc.	28,648	1,070,862
ManTech International Corp., Class A	7,956	238,123
NeuStar, Inc., Class A*	10,582	527,619
Science Applications International Corp.	14,028	463,906
VeriFone Systems, Inc.*	36,658	983,168
WEX, Inc.*	13,032	1,290,559

		16,418,005

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	16,813	909,247

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	206,518	799,225
Atmel Corp.*	142,435	1,115,266
Cree, Inc.*	40,420	2,529,079
Cypress Semiconductor Corp.*	46,772	491,106
Fairchild Semiconductor International, Inc.*	42,478	567,081
Integrated Device Technology, Inc.*	46,404	472,857
International Rectifier Corp.*	23,894	622,917
Intersil Corp., Class A	42,954	492,682
RF Micro Devices, Inc.*	94,998	490,190
Semtech Corp.*	23,059	582,932
Silicon Laboratories, Inc.*	13,336	577,582
Skyworks Solutions, Inc.*	62,893	1,796,224
SunEdison, Inc.*	82,269	1,073,610
Teradyne, Inc.*	64,257	1,132,208

		12,742,959

Software (3.7%)
ACI Worldwide, Inc.*	12,892	837,980
Advent Software, Inc.	13,484	471,805
ANSYS, Inc.*	31,024	2,705,293
Cadence Design Systems, Inc.*	96,447	1,352,187
CommVault Systems, Inc.*	14,904	1,116,011
Compuware Corp.	72,694	814,900
Concur Technologies, Inc.*	15,778	1,627,974
FactSet Research Systems, Inc.	13,408	1,455,841
Fair Isaac Corp.	11,561	726,493
Informatica Corp.*	36,364	1,509,106
Mentor Graphics Corp.	32,702	787,137
MICROS Systems, Inc.*	25,179	1,444,519
PTC, Inc.*	40,053	1,417,476
Rovi Corp.*	34,337	676,096
SolarWinds, Inc.*	21,868	827,266
Solera Holdings, Inc.	23,072	1,632,575
Synopsys, Inc.*	51,716	2,098,118
TIBCO Software, Inc.*	51,379	1,155,000

		22,655,777

Total Information Technology		81,117,144

Materials (5.8%)
Chemicals (2.4%)
Albemarle Corp.	27,270	$1,728,645
Ashland, Inc.	24,140	2,342,546
Cabot Corp.	19,993	1,027,640
Cytec Industries, Inc.	11,861	1,104,971
Intrepid Potash, Inc.*	18,497	292,993
Minerals Technologies, Inc.	11,516	691,766
NewMarket Corp.	3,814	1,274,448
Olin Corp.	26,613	767,785
RPM International, Inc.	44,536	1,848,689
Scotts Miracle-Gro Co., Class A	14,741	917,185
Sensient Technologies Corp.	16,800	815,136
Valspar Corp.	27,002	1,924,973

		14,736,777

Construction Materials (0.4%)
Eagle Materials, Inc.	16,738	1,296,023
Martin Marietta Materials, Inc.	15,498	1,548,870

		2,844,893

Containers & Packaging (1.4%)
AptarGroup, Inc.	22,025	1,493,515
Greif, Inc., Class A	10,190	533,956
Packaging Corp. of America	32,848	2,078,622
Rock-Tenn Co., Class A	24,122	2,533,051
Silgan Holdings, Inc.	14,695	705,654
Sonoco Products Co.	34,168	1,425,489

		8,770,287

Metals & Mining (1.3%)
Carpenter Technology Corp.	17,764	1,104,921
Commercial Metals Co.	39,284	798,644
Compass Minerals International, Inc.	11,234	899,281
Reliance Steel & Aluminum Co.	25,907	1,964,787
Royal Gold, Inc.	21,841	1,006,215
Steel Dynamics, Inc.	74,401	1,453,795
Worthington Industries, Inc.	17,784	748,351

		7,975,994

Paper & Forest Products (0.3%)
Domtar Corp.	10,836	1,022,268
Louisiana-Pacific Corp.*	47,357	876,578

		1,898,846

Total Materials		36,226,797

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.2%)
tw telecom, Inc.*	48,184	1,468,167

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	33,136	854,246

Total Telecommunication Services		2,322,413

Utilities (3.6%)
Electric Utilities (1.3%)
Cleco Corp.	20,280	945,454
Great Plains Energy, Inc.	51,466	1,247,536
Hawaiian Electric Industries, Inc.	33,425	871,055
IDACORP, Inc.	16,854	873,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
OGE Energy Corp.	66,460	$2,252,994
PNM Resources, Inc.	26,760	645,451
Westar Energy, Inc.	42,618	1,371,021

		8,207,222

Gas Utilities (1.2%)
Atmos Energy Corp.	30,470	1,383,947
National Fuel Gas Co.	28,032	2,001,485
Questar Corp.	58,680	1,349,053
UGI Corp.	38,232	1,585,099
WGL Holdings, Inc.	17,379	696,203

		7,015,787

Multi-Utilities (0.9%)
Alliant Energy Corp.	37,162	1,917,559
Black Hills Corp.	14,933	784,132
MDU Resources Group, Inc.	63,253	$1,932,379
Vectren Corp.	27,627	980,759

		5,614,829

Water Utilities (0.2%)
Aqua America, Inc.	59,223	1,397,071

Total Utilities		22,234,909

Total Investments (82.6%) (Cost $435,600,992)		513,184,130
Other Assets Less Liabilities (17.4%)		108,007,641

Net Assets (100%)		$621,191,771

*	Non-income producing.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 400 E-Mini Index	807	March-14	$105,021,349	$108,089,580	$3,068,231

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$72,638,373	$—	$—	$72,638,373
Consumer Staples	20,676,724	—	—	20,676,724
Energy	29,441,297	—	—	29,441,297
Financials	114,724,474	—	—	114,724,474
Health Care	46,052,634	—	—	46,052,634
Industrials	87,749,365	—	—	87,749,365
Information Technology	81,117,144	—	—	81,117,144
Materials	36,226,797	—	—	36,226,797
Telecommunication Services	2,322,413	—	—	2,322,413
Utilities	22,234,909	—	—	22,234,909
Futures	3,068,231	—	—	3,068,231

Total Assets	$516,252,361	$—	$—	$516,252,361

Total Liabilities	$—	$—	$—	$—

Total	$516,252,361	$—	$—	$516,252,361

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,068,231	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,068,231

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	22,196,947	—	—	22,196,947
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$22,196,947	$—	$—	$22,196,947

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,440,239	—	—	2,440,239
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,440,239	$—	$—	$2,440,239

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $98,893,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 3,068,231 (c)	$—	$—	$3,068,231

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$70,723,912
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$34,863,478

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,626,113
Aggregate gross unrealized depreciation	(7,075,240)

Net unrealized appreciation	$77,550,873

Federal income tax cost of investments	$435,633,257

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $435,600,992)	$513,184,130
Cash	102,213,490
Cash held as collateral at broker	5,372,800
Dividends, interest and other receivables	480,957
Receivable from Separate Accounts for Trust shares sold	394,211
Due from broker for futures variation margin	283,628
Receivable for securities sold	5,145
Other assets	834

Total assets	621,935,195

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	291,235
Investment management fees payable	232,638
Distribution fees payable - Class IB	96,762
Administrative fees payable	88,375
Trustees’ fees payable	343
Accrued expenses	34,071

Total liabilities	743,424

NET ASSETS	$621,191,771

Net assets were comprised of:
Paid in capital	$536,739,837
Accumulated undistributed net investment income (loss)	2,789
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	3,797,776
Net unrealized appreciation (depreciation) on investments and futures	80,651,369

Net assets	$621,191,771

Class IA
Net asset value, offering and redemption price per share, $2,120 / 106 shares outstanding (unlimited amount authorized: $0.01 par value)†	$20.06

Class IB
Net asset value, offering and redemption price per share, $462,533,192 / 23,204,369 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.93

Class K
Net asset value, offering and redemption price per share, $158,656,459 / 7,905,693 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.07

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$4,201,040
Interest	91,390

Total income	4,292,430

EXPENSES
Investment management fees	1,735,500
Administrative fees	632,609
Distribution fees - Class IB	612,490
Recoupment fees	102,067
Custodian fees	45,000
Professional fees	40,500
Printing and mailing expenses	38,713
Trustees’ fees	8,503
Distribution fees - Class IA	50
Miscellaneous	5,920

Total expenses	3,221,352

NET INVESTMENT INCOME (LOSS)	1,071,078

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	5,143,234
Futures	22,196,947
Foreign currency transactions	(1,611)

Net realized gain (loss)	27,338,570

Change in unrealized appreciation (depreciation) on:
Investments	60,019,891
Futures	2,440,239

Net change in unrealized appreciation (depreciation)	62,460,130

NET REALIZED AND UNREALIZED GAIN (LOSS)	89,798,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,869,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,071,078	$487,893
Net realized gain (loss) on investments, futures and foreign currency transactions	27,338,570	10,262,321
Net change in unrealized appreciation (depreciation) on investments and futures	62,460,130	15,113,042

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,869,778	25,863,256

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3)	(219)
Class IB	(701,151)	(87,971)
Class K	(612,199)	(440,421)

	(1,313,353)	(528,611)

Distributions from net realized capital gains
Class IA	(86)	(1,390)
Class IB	(19,182,033)	(562,960)
Class K	(6,378,625)	(942,058)

	(25,560,744)	(1,506,408)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(26,874,097)	(2,035,019)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 5 and 101 shares, respectively ]	89	1,609
Capital shares repurchased [ (10,631) and 0 shares, respectively ]	(182,954)	—

Total Class IA transactions	(182,865)	1,609

Class IB
Capital shares sold [ 1,551,961 and 1,183,446 shares, respectively ]	29,059,819	17,720,126
Capital shares sold in-kind (Note 9)[ 19,477,124 and 0 shares, respectively ]	373,483,914	—
Capital shares issued in reinvestment of dividends and distributions [ 1,024,926 and 41,036 shares, respectively ]	19,883,184	650,931
Capital shares repurchased [ (3,193,855) and (540,706) shares, respectively ]	(61,199,390)	(8,244,316)

Total Class IB transactions	361,227,527	10,126,741

Class K
Capital shares sold [ 2,648,327 and 2,176,153 shares, respectively ]	49,449,979	33,135,201
Capital shares sold in-kind (Note 9)[ 8 and 0 shares, respectively ]	149	—
Capital shares issued in reinvestment of dividends and distributions [ 357,773 and 86,596 shares, respectively ]	6,990,824	1,382,479
Capital shares repurchased [ (2,461,933) and (2,627,693) shares, respectively ]	(46,486,532)	(39,339,222)

Total Class K transactions	9,954,420	(4,821,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	370,999,082	5,306,808

TOTAL INCREASE (DECREASE) IN NET ASSETS	434,994,763	29,135,045
NET ASSETS:
Beginning of year	186,197,008	157,061,963

End of year (a)	$621,191,771	$186,197,008

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,789	$(1)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						May 27, 2009* to December 31, 2009
Class IA	2013		2012	2011		2010
Net asset value, beginning of period	$15.93		$13.81	$15.42		$12.87	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)†(e)	0.02 (e)	0.04	(e)	0.05 (e)	0.01	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.08		2.25	(1.27)		2.98	2.86

Total from investment operations	5.01		2.27	(1.23)		3.03	2.87

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.04)		(0.03)	—
Distributions from net realized gains	(0.85)		(0.13)	(0.34)		(0.45)	—

Total dividends and distributions	(0.88)		(0.15)	(0.38)		(0.48)	—

Net asset value, end of period	$20.06		$15.93	$13.81		$15.42	$12.87

Total return (b)	31.63%		16.44%	(7.92)%		23.88%	28.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2		$171	$147		$74,459	$13,192
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.95%		0.95%	0.68%		0.68%	0.70%
Before waivers and reimbursements (a)	0.95%		0.95%	0.72%		0.90%	4.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.40)%		0.14%	0.24%		0.38%	0.08%
Before waivers and reimbursements (a)	(0.40)%		0.13%	0.21%		0.16%	(3.58)%
Portfolio turnover rate (z)	12%		8%	15%		13%	14%

	Year Ended December 31,						October 29, 2009* to December 31, 2009
Class IB	2013		2012	2011		2010
Net asset value, beginning of period	$15.83		$13.72	$15.33		$12.79	$11.81

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)	0.02 (e)	—	#(e)	0.03 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.94		2.24	(1.26)		2.96	0.98

Total from investment operations	4.98		2.26	(1.26)		2.99	0.98

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.01)		—	—
Distributions from net realized gains	(0.85)		(0.13)	(0.34)		(0.45)	—

Total dividends and distributions	(0.88)		(0.15)	(0.35)		(0.45)	—

Net asset value, end of period	$19.93		$15.83	$13.72		$15.33	$12.79

Total return (b)	31.64%		16.48%	(8.19)%		23.71%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$462,533		$68,756	$50,221		$24,326	$85
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.92%		0.95%	0.93%		0.93%	0.95	%(c)
Before waivers and reimbursements (a)	0.92%		0.95%	0.97	%(c)	1.07%	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.22%		0.14%	0.01%		0.19%	0.04%
Before waivers and reimbursements (a)	0.22%		0.14%	(0.03)%		0.06%	(1.47)%
Portfolio turnover rate (z)	12%		8%	15%		13%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$15.93	$13.81	$13.43

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.06 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.00	2.25	0.41

Total from investment operations	5.07	2.31	0.42

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.04)
Distributions from net realized gains	(0.85)	(0.13)	—

Total dividends and distributions	(0.93)	(0.19)	(0.04)

Net asset value, end of period	$20.07	$15.93	$13.81

Total return (b)	32.01%	16.74%	3.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$158,656	$117,270	$106,694
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.68%	0.70%	0.67%
Before waivers and reimbursements (a)	0.68%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.37%	0.39%	0.28%
Before waivers and reimbursements (a)	0.37%	0.39%	0.25%
Portfolio turnover rate (z)	12%	8%	15%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 2000 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares*	37.49%	19.36%
Portfolio – Class IB Shares**	37.40	19.06
Portfolio – Class K Shares***	37.77	24.12
Russell 2000® Index	38.82	22.35
VMI – SCC	38.56	19.79
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 37.49% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2000® Index, returned 38.82% and the VMI — SCC returned 38.56% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

Strong operational performance of companies, combined with signs of domestic economic improvement in the form of lower unemployment rates, drove the U.S. small-cap market to generate impressive returns in 2013. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	16.2%
Information Technology	12.6
Industrials	10.3
Consumer Discretionary	9.8
Health Care	9.3
Energy	3.9
Materials	3.5
Consumer Staples	2.8
Utilities	2.1
Telecommunication Services	0.5
Cash and Other	29.0

100.0%

AXA TACTICAL MANAGER 2000 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,190.63	$4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48
Class IB
Actual	1,000.00	1,190.47	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.46
Class K
Actual	1,000.00	1,191.62	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.88%, 0.88% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.8%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	62,824	$1,284,751
Cooper Tire & Rubber Co.	59,287	1,425,259
Dana Holding Corp.	137,093	2,689,765
Dorman Products, Inc.*	23,531	1,319,383
Drew Industries, Inc.	21,339	1,092,557
Federal-Mogul Corp.*	17,847	351,229
Fox Factory Holding Corp.*	9,106	160,448
Fuel Systems Solutions, Inc.*	13,366	185,386
Gentherm, Inc.*	31,321	839,716
Modine Manufacturing Co.*	43,970	563,695
Remy International, Inc.	12,900	300,828
Shiloh Industries, Inc.*	5,404	105,378
Spartan Motors, Inc.	31,918	213,851
Standard Motor Products, Inc.	18,651	686,357
Stoneridge, Inc.*	26,531	338,270
Superior Industries International, Inc.	21,976	453,365
Tenneco, Inc.*	56,824	3,214,534
Tower International, Inc.*	5,730	122,622

		15,347,394

Automobiles (0.0%)
Winnebago Industries, Inc.*	26,231	720,041

Distributors (0.2%)
Core-Mark Holding Co., Inc.	10,612	805,769
Pool Corp.	43,448	2,526,067
Stock Building Supply Holdings, Inc.*	7,132	129,945
VOXX International Corp.*	17,657	294,872
Weyco Group, Inc.	5,577	164,131

		3,920,784

Diversified Consumer Services (0.9%)
American Public Education, Inc.*	16,607	721,906
Ascent Capital Group, Inc., Class A*	13,236	1,132,472
Bridgepoint Education, Inc.*	16,287	288,443
Bright Horizons Family Solutions, Inc.*	11,086	407,300
Capella Education Co.	10,378	689,514
Career Education Corp.*	50,492	287,804
Carriage Services, Inc.	14,430	281,818
Corinthian Colleges, Inc.*	71,423	127,133
Education Management Corp.*	22,313	225,138
Grand Canyon Education, Inc.*	42,469	1,851,648
Hillenbrand, Inc.	51,570	1,517,189
Houghton Mifflin Harcourt Co.*	18,764	318,237
ITT Educational Services, Inc.*	21,817	732,615
JTH Holding, Inc., Class A*	4,220	102,546
K12, Inc.*	25,418	552,842
LifeLock, Inc.*	56,790	931,924
Lincoln Educational Services Corp.	23,596	117,508
Mac-Gray Corp.	10,953	232,532
Matthews International Corp., Class A	25,591	1,090,433

Outerwall, Inc.*	26,314	$1,770,143
Regis Corp.	43,978	638,121
Sotheby’s, Inc.	63,923	3,400,704
Steiner Leisure Ltd.*	13,747	676,215
Strayer Education, Inc.*	10,363	357,213
Universal Technical Institute, Inc.	19,931	277,240

		18,728,638

Hotels, Restaurants & Leisure (2.0%)
AFC Enterprises, Inc.*	22,255	856,817
Biglari Holdings, Inc.*	1,352	684,977
BJ’s Restaurants, Inc.*	23,150	719,039
Bloomin’ Brands, Inc.*	51,784	1,243,334
Bob Evans Farms, Inc.	26,011	1,315,896
Boyd Gaming Corp.*	64,481	726,056
Bravo Brio Restaurant Group, Inc.*	18,567	302,085
Buffalo Wild Wings, Inc.*	17,559	2,584,685
Caesars Entertainment Corp.*	37,286	803,140
Carrols Restaurant Group, Inc.*	22,106	146,121
CEC Entertainment, Inc.	16,678	738,502
Cheesecake Factory, Inc.	49,907	2,409,011
Churchill Downs, Inc.	12,787	1,146,355
Chuy’s Holdings, Inc.*	15,188	547,072
ClubCorp Holdings, Inc.	18,860	334,576
Cracker Barrel Old Country Store, Inc.	18,371	2,022,096
Del Frisco’s Restaurant Group, Inc.*	10,191	240,202
Denny’s Corp.*	85,924	617,794
Diamond Resorts International, Inc.*	16,030	295,914
DineEquity, Inc.	15,508	1,295,693
Diversified Restaurant Holdings, Inc.*	9,900	47,223
Einstein Noah Restaurant Group, Inc.	6,319	91,625
Fiesta Restaurant Group, Inc.*	20,771	1,085,077
Ignite Restaurant Group, Inc.*	6,816	85,200
International Speedway Corp., Class A	25,856	917,629
Interval Leisure Group, Inc.	36,887	1,139,808
Isle of Capri Casinos, Inc.*	19,726	177,534
Jack in the Box, Inc.*	41,594	2,080,532
Jamba, Inc.*	16,085	199,937
Krispy Kreme Doughnuts, Inc.*	61,260	1,181,705
Life Time Fitness, Inc.*	40,240	1,891,280
Luby’s, Inc.*	18,466	142,558
Marcus Corp.	18,126	243,613
Marriott Vacations Worldwide Corp.*	27,289	1,439,768
Monarch Casino & Resort, Inc.*	8,143	163,511
Morgans Hotel Group Co.*	25,710	209,022
Multimedia Games Holding Co., Inc.*	26,952	845,215
Nathan’s Famous, Inc.*	2,526	127,336
Noodles & Co.*	5,591	200,829
Orient-Express Hotels Ltd., Class A*	89,640	1,354,460
Papa John’s International, Inc.	29,876	1,356,370
Pinnacle Entertainment, Inc.*	54,648	1,420,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Potbelly Corp.	7,729	$187,660
Red Robin Gourmet Burgers, Inc.*	13,226	972,640
Ruby Tuesday, Inc.*	56,804	393,652
Ruth’s Hospitality Group, Inc.	33,533	476,504
Scientific Games Corp., Class A*	44,521	753,741
Sonic Corp.*	52,495	1,059,874
Speedway Motorsports, Inc.	11,069	219,720
Texas Roadhouse, Inc.	58,398	1,623,464
Town Sports International Holdings, Inc.	22,296	329,089
Vail Resorts, Inc.	33,531	2,522,537

		43,968,780

Household Durables (0.8%)
Bassett Furniture Industries, Inc.	10,216	156,100
Beazer Homes USA, Inc.*	23,434	572,258
Blyth, Inc.	9,316	101,358
Cavco Industries, Inc.*	6,551	450,054
CSS Industries, Inc.	7,929	227,404
Ethan Allen Interiors, Inc.	23,188	705,379
EveryWare Global, Inc.*	9,454	78,279
Flexsteel Industries, Inc.	4,468	137,302
Helen of Troy Ltd.*	29,817	1,476,240
Hooker Furniture Corp.	10,141	169,152
Hovnanian Enterprises, Inc., Class A*	105,561	698,814
iRobot Corp.*	26,424	918,762
KB Home	78,017	1,426,151
La-Z-Boy, Inc.	48,940	1,517,140
LGI Homes, Inc.*	7,935	141,164
Libbey, Inc.*	19,662	412,902
Lifetime Brands, Inc.	9,419	148,161
M.D.C. Holdings, Inc.*	36,712	1,183,595
M/I Homes, Inc.*	22,617	575,603
Meritage Homes Corp.*	33,842	1,624,077
NACCO Industries, Inc., Class A	4,477	278,425
Ryland Group, Inc.	43,184	1,874,617
Skullcandy, Inc.*	18,190	131,150
Standard Pacific Corp.*	138,777	1,255,932
TRI Pointe Homes, Inc.*	13,995	278,920
UCP, Inc., Class A*	7,238	105,964
Universal Electronics, Inc.*	13,839	527,404
WCI Communities, Inc.*	6,434	122,825
William Lyon Homes, Class A*	12,861	284,742
Zagg, Inc.*	30,142	131,118

		17,710,992

Internet & Catalog Retail (0.3%)
1-800-FLOWERS.COM, Inc., Class A*	24,423	132,128
Blue Nile, Inc.*	11,692	550,576
FTD Cos., Inc.*	17,325	564,449
HSN, Inc.	31,532	1,964,444
Nutrisystem, Inc.	27,086	445,294
Orbitz Worldwide, Inc.*	23,167	166,339
Overstock.com, Inc.*	10,399	320,185
PetMed Express, Inc.	19,869	330,422
RetailMeNot, Inc.*	8,855	254,935

Shutterfly, Inc.*	35,531	$1,809,594
ValueVision Media, Inc., Class A*	37,683	263,404
Vitacost.com, Inc.*	20,346	117,803

		6,919,573

Leisure Equipment & Products (0.4%)
Arctic Cat, Inc.	12,312	701,538
Black Diamond, Inc.*	20,951	279,277
Brunswick Corp.	84,431	3,888,892
Callaway Golf Co.	65,711	553,944
JAKKS Pacific, Inc.	18,672	125,663
Johnson Outdoors, Inc., Class A	4,673	125,937
LeapFrog Enterprises, Inc.*	59,843	475,153
Marine Products Corp.	10,710	107,635
Nautilus, Inc.*	28,967	244,192
Smith & Wesson Holding Corp.*	52,256	704,933
Sturm Ruger & Co., Inc.	18,259	1,334,550

		8,541,714

Media (1.0%)
AH Belo Corp., Class A	18,212	136,044
Beasley Broadcasting Group, Inc., Class A	3,690	32,214
Carmike Cinemas, Inc.*	21,418	596,277
Central European Media Enterprises Ltd., Class A*	72,698	279,160
Crown Media Holdings, Inc., Class A*	32,698	115,424
Cumulus Media, Inc., Class A*	80,522	622,435
Daily Journal Corp.*	781	144,477
Dex Media, Inc.*	16,468	111,653
Digital Generation, Inc.*	22,440	286,110
Entercom Communications Corp., Class A*	22,612	237,652
Entravision Communications Corp., Class A	51,933	316,272
EW Scripps Co., Class A*	29,387	638,286
Global Sources Ltd.*	17,167	139,568
Gray Television, Inc.*	47,040	699,955
Harte-Hanks, Inc.	41,377	323,568
Hemisphere Media Group, Inc.*	8,181	97,108
Journal Communications, Inc., Class A*	41,064	382,306
Live Nation Entertainment, Inc.*	131,415	2,596,760
Loral Space & Communications, Inc.*	12,298	995,892
Martha Stewart Living Omnimedia, Inc., Class A*	22,518	94,576
McClatchy Co., Class A*	58,307	198,244
MDC Partners, Inc., Class A	35,074	894,725
Media General, Inc., Class A*	18,259	412,653
Meredith Corp.	33,401	1,730,172
National CineMedia, Inc.	55,913	1,116,023
New York Times Co., Class A	120,496	1,912,271
Nexstar Broadcasting Group, Inc., Class A	27,431	1,528,730
ReachLocal, Inc.*	9,780	124,304
Reading International, Inc., Class A*	15,491	116,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Rentrak Corp.*	9,702	$367,609
Saga Communications, Inc., Class A	4,593	231,028
Salem Communications Corp., Class A	9,551	83,094
Scholastic Corp.	24,634	837,802
SFX Entertainment, Inc.*	18,080	216,960
Sinclair Broadcast Group, Inc., Class A	63,990	2,286,363
Speed Commerce, Inc.*	40,498	189,126
Valassis Communications, Inc.	36,368	1,245,604
World Wrestling Entertainment, Inc., Class A	27,049	448,472

		22,784,945

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	12,507	203,614
Burlington Stores, Inc.*	13,895	444,640
Fred’s, Inc., Class A	34,616	641,088
Gordmans Stores, Inc.	8,777	67,320
Tuesday Morning Corp.*	40,252	642,422

		1,999,084

Specialty Retail (2.4%)
Aeropostale, Inc.*	72,992	663,497
America’s Car-Mart, Inc.*	7,575	319,892
ANN, Inc.*	44,118	1,612,954
Asbury Automotive Group, Inc.*	29,068	1,562,114
Barnes & Noble, Inc.*	37,920	566,904
bebe stores, Inc.	32,736	174,156
Big 5 Sporting Goods Corp.	15,381	304,851
Body Central Corp.*	15,714	61,913
Brown Shoe Co., Inc.	40,280	1,133,479
Buckle, Inc.	26,086	1,371,080
Cato Corp., Class A	25,869	822,634
Children’s Place Retail Stores, Inc.*	21,569	1,228,786
Christopher & Banks Corp.*	33,522	286,278
Citi Trends, Inc.*	14,292	242,964
Conn’s, Inc.*	20,974	1,652,541
Container Store Group, Inc.*	6,841	318,859
Destination Maternity Corp.	12,766	381,448
Destination XL Group, Inc.*	39,959	262,531
Express, Inc.*	79,796	1,489,791
Finish Line, Inc., Class A	45,895	1,292,862
Five Below, Inc.*	30,855	1,332,936
Francesca’s Holdings Corp.*	41,102	756,688
Genesco, Inc.*	22,458	1,640,782
Group 1 Automotive, Inc.	20,357	1,445,754
Haverty Furniture Cos., Inc.	18,527	579,895
hhgregg, Inc.*	12,445	173,857
Hibbett Sports, Inc.*	24,437	1,642,411
Jos. A. Bank Clothiers, Inc.*	26,140	1,430,642
Kirkland’s, Inc.*	13,350	315,995
Lithia Motors, Inc., Class A	20,673	1,435,120
Lumber Liquidators Holdings, Inc.*	25,731	2,647,463
MarineMax, Inc.*	21,675	348,534
Mattress Firm Holding Corp.*	12,578	541,357
Men’s Wearhouse, Inc.	44,348	2,265,296
Monro Muffler Brake, Inc.	29,165	1,643,739

New York & Co., Inc.*	27,226	$118,978
Office Depot, Inc.*	448,931	2,374,845
Pacific Sunwear of California, Inc.*	44,018	147,020
Penske Automotive Group, Inc.	39,503	1,862,962
PEP Boys-Manny, Moe & Jack*	49,918	606,005
Pier 1 Imports, Inc.	88,712	2,047,473
RadioShack Corp.*	93,128	242,133
Rent-A-Center, Inc.	50,311	1,677,369
Restoration Hardware Holdings, Inc.*	16,603	1,117,382
Sears Hometown and Outlet Stores, Inc.*	8,389	213,920
Select Comfort Corp.*	52,069	1,098,135
Shoe Carnival, Inc.	14,039	407,271
Sonic Automotive, Inc., Class A	36,301	888,648
Stage Stores, Inc.	30,782	683,976
Stein Mart, Inc.	26,392	354,972
Systemax, Inc.*	9,504	106,920
Tile Shop Holdings, Inc.*	17,131	309,557
Tilly’s, Inc., Class A*	9,305	106,542
Trans World Entertainment Corp.*	9,111	40,271
Vitamin Shoppe, Inc.*	28,522	1,483,429
West Marine, Inc.*	15,531	221,006
Wet Seal, Inc., Class A*	84,704	231,242
Winmark Corp.	2,081	192,742
Zale Corp.*	30,166	475,718
Zumiez, Inc.*	19,740	513,240

		51,471,759

Textiles, Apparel & Luxury Goods (1.0%)
American Apparel, Inc.*	55,200	67,896
Columbia Sportswear Co.	12,081	951,379
Crocs, Inc.*	82,410	1,311,967
Culp, Inc.	7,626	155,952
Fifth & Pacific Cos., Inc.*	111,976	3,591,070
G-III Apparel Group Ltd.*	15,776	1,164,111
Iconix Brand Group, Inc.*	48,214	1,914,096
Jones Group, Inc.	74,594	1,115,926
Movado Group, Inc.	16,514	726,781
Oxford Industries, Inc.	12,508	1,009,021
Perry Ellis International, Inc.*	11,548	182,343
Quiksilver, Inc.*	123,752	1,085,305
R.G. Barry Corp.	9,077	175,186
Skechers U.S.A., Inc., Class A*	36,155	1,197,815
Steven Madden Ltd.*	56,272	2,058,993
Tumi Holdings, Inc.*	44,955	1,013,735
Unifi, Inc.*	14,072	383,321
Vera Bradley, Inc.*	20,248	486,762
Vince Holding Corp.*	10,533	323,047
Wolverine World Wide, Inc.	93,798	3,185,380

		22,100,086

Total Consumer Discretionary		214,213,790

Consumer Staples (2.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	7,721	1,866,861
Coca-Cola Bottling Co. Consolidated	4,276	312,960
Craft Brew Alliance, Inc.*	9,110	149,586

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
National Beverage Corp.*	10,574	$213,172

		2,542,579

Food & Staples Retailing (1.0%)
Andersons, Inc.	17,424	1,553,698
Arden Group, Inc., Class A	982	124,233
Casey’s General Stores, Inc.	35,789	2,514,177
Chefs’ Warehouse, Inc.*	15,254	444,807
Fairway Group Holdings Corp.*	14,549	263,628
Harris Teeter Supermarkets, Inc.	46,327	2,286,237
Ingles Markets, Inc., Class A	10,794	292,517
Natural Grocers by Vitamin Cottage, Inc.*	8,322	353,269
Pantry, Inc.*	22,015	369,412
PriceSmart, Inc.	17,688	2,043,672
Rite Aid Corp.*	682,158	3,451,719
Roundy’s, Inc.	24,665	243,197
Spartan Stores, Inc.	34,144	829,016
SUPERVALU, Inc.*	189,535	1,381,710
Susser Holdings Corp.*	16,881	1,105,537
United Natural Foods, Inc.*	46,100	3,475,479
Village Super Market, Inc., Class A	5,856	181,595
Weis Markets, Inc.	10,348	543,891

		21,457,794

Food Products (1.2%)
Alico, Inc.	2,718	105,649
Annie’s, Inc.*	12,939	556,895
B&G Foods, Inc.	49,671	1,684,344
Boulder Brands, Inc.*	56,076	889,365
Calavo Growers, Inc.	11,756	355,737
Cal-Maine Foods, Inc.	13,983	842,196
Chiquita Brands International, Inc.*	43,182	505,229
Darling International, Inc.*	147,525	3,080,322
Diamond Foods, Inc.*	20,872	539,332
Farmer Bros Co.*	5,614	130,582
Fresh Del Monte Produce, Inc.	35,467	1,003,716
Griffin Land & Nurseries, Inc.	2,370	79,111
Hain Celestial Group, Inc.*	35,921	3,260,908
Inventure Foods, Inc.*	13,324	176,676
J&J Snack Foods Corp.	13,949	1,235,742
John B. Sanfilippo & Son, Inc.	6,708	165,553
Lancaster Colony Corp.	17,365	1,530,725
Lifeway Foods, Inc.	4,448	71,079
Limoneira Co.	9,382	249,467
Omega Protein Corp.*	18,494	227,291
Pilgrim’s Pride Corp.*	56,428	916,955
Post Holdings, Inc.*	30,540	1,504,706
Sanderson Farms, Inc.	21,512	1,555,963
Seaboard Corp.*	272	760,232
Seneca Foods Corp., Class A*	7,490	238,856
Snyders-Lance, Inc.	44,482	1,277,523
Tootsie Roll Industries, Inc.	18,375	597,923
TreeHouse Foods, Inc.*	33,936	2,338,869

		25,880,946

Household Products (0.2%)
Central Garden & Pet Co., Class A*	39,853	269,008
Harbinger Group, Inc.*	30,665	$363,380
Oil-Dri Corp. of America	4,320	163,469
Orchids Paper Products Co.	5,883	193,197
Spectrum Brands Holdings, Inc.	20,027	1,412,905
WD-40 Co.	14,465	1,080,246

		3,482,205

Personal Products (0.2%)
Elizabeth Arden, Inc.*	24,148	856,047
Female Health Co.	20,572	174,862
Inter Parfums, Inc.	15,331	549,003
Lifevantage Corp.*	97,778	161,334
Medifast, Inc.*	13,063	341,336
Nature’s Sunshine Products, Inc.	10,173	176,196
Nutraceutical International Corp.*	7,835	209,821
Prestige Brands Holdings, Inc.*	47,807	1,711,491
Revlon, Inc., Class A*	10,583	264,152
Star Scientific, Inc.*	159,291	184,778
Synutra International, Inc.*	15,705	139,460
USANA Health Sciences, Inc.*	5,645	426,649

		5,195,129

Tobacco (0.1%)
Alliance One International, Inc.*	78,304	238,827
Universal Corp.	21,673	1,183,346
Vector Group Ltd.	60,084	983,575

		2,405,748

Total Consumer Staples		60,964,401

Energy (3.9%)
Energy Equipment & Services (1.3%)
Basic Energy Services, Inc.*	28,034	442,377
Bolt Technology Corp.	7,611	167,518
Bristow Group, Inc.	33,643	2,525,244
C&J Energy Services, Inc.*	42,226	975,421
Cal Dive International, Inc.*	88,247	177,376
CARBO Ceramics, Inc.	18,500	2,155,805
Dawson Geophysical Co.*	7,542	255,070
Era Group, Inc.*	18,969	585,383
Exterran Holdings, Inc.*	53,700	1,836,540
Forum Energy Technologies, Inc.*	36,655	1,035,870
Geospace Technologies Corp.*	12,066	1,144,219
Global Geophysical Services, Inc.*	21,969	35,370
Gulf Island Fabrication, Inc.	13,398	311,102
Gulfmark Offshore, Inc., Class A	25,019	1,179,145
Helix Energy Solutions Group, Inc.*	98,907	2,292,664
Hercules Offshore, Inc.*	148,790	971,599
Hornbeck Offshore Services, Inc.*	33,519	1,650,140
ION Geophysical Corp.*	125,248	413,318
Key Energy Services, Inc.*	142,579	1,126,374
Matrix Service Co.*	24,376	596,481
Mitcham Industries, Inc.*	11,736	207,845
Natural Gas Services Group, Inc.*	11,563	318,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Newpark Resources, Inc.*	80,410	$988,239
Nuverra Environmental Solutions, Inc.*	13,169	221,107
Parker Drilling Co.*	111,530	906,739
PHI, Inc. (Non-Voting)*	11,866	514,984
Pioneer Energy Services Corp.*	57,702	462,193
RigNet, Inc.*	10,861	520,568
SEACOR Holdings, Inc.*	18,783	1,713,010
Tesco Corp.*	28,001	553,860
TETRA Technologies, Inc.*	72,984	902,082
TGC Industries, Inc.*	13,906	101,514
Vantage Drilling Co.*	189,463	348,612
Willbros Group, Inc.*	37,182	350,254

		27,986,815

Oil, Gas & Consumable Fuels (2.6%)
Abraxas Petroleum Corp.*	77,558	254,390
Adams Resources & Energy, Inc.	2,127	145,699
Alon USA Energy, Inc.	22,066	364,972
Alpha Natural Resources, Inc.*	206,117	1,471,675
Amyris, Inc.*	24,765	131,007
Apco Oil and Gas International, Inc.*	8,272	128,960
Approach Resources, Inc.*	32,667	630,146
Arch Coal, Inc.	197,545	879,075
Athlon Energy, Inc.*	16,586	501,726
Bill Barrett Corp.*	45,633	1,222,052
Bonanza Creek Energy, Inc.*	27,538	1,197,077
BPZ Resources, Inc.*	113,002	205,664
Callon Petroleum Co.*	38,232	249,655
Carrizo Oil & Gas, Inc.*	42,304	1,893,950
Clayton Williams Energy, Inc.*	5,470	448,266
Clean Energy Fuels Corp.*	64,544	831,327
Cloud Peak Energy, Inc.*	57,050	1,026,900
Comstock Resources, Inc.	45,276	828,098
Contango Oil & Gas Co.*	13,916	657,670
Crosstex Energy, Inc.	44,618	1,613,387
Delek U.S. Holdings, Inc.	34,913	1,201,356
Diamondback Energy, Inc.*	18,119	957,770
Emerald Oil, Inc.*	52,027	398,527
Endeavour International Corp.*	43,404	227,871
Energy XXI Bermuda Ltd.	74,134	2,006,066
EPL Oil & Gas, Inc.*	27,842	793,497
Equal Energy Ltd.	33,198	177,277
Evolution Petroleum Corp.	15,699	193,726
EXCO Resources, Inc.	128,044	679,914
Forest Oil Corp.*	112,932	407,685
Frontline Ltd.*	47,441	177,429
FX Energy, Inc.*	51,486	188,439
GasLog Ltd.	25,231	431,198
Gastar Exploration, Inc.*	52,528	363,494
Goodrich Petroleum Corp.*	29,246	497,767
Green Plains Renewable Energy, Inc.	23,459	454,870
Halcon Resources Corp.*	217,724	840,415
Hallador Energy Co.	9,199	74,144
Isramco, Inc.*	780	99,099
Jones Energy, Inc., Class A*	9,969	144,351
KiOR, Inc., Class A*	41,503	69,725
Knightsbridge Tankers Ltd.	28,368	260,702
Kodiak Oil & Gas Corp.*	248,324	2,783,712

L&L Energy, Inc.*†(b)	29,325	$49,266
Magnum Hunter Resources Corp.*	160,823	1,175,616
Matador Resources Co.*	54,156	1,009,468
Midstates Petroleum Co., Inc.*	31,526	208,702
Miller Energy Resources, Inc.*	28,822	202,907
Nordic American Tankers Ltd.	70,130	680,261
Northern Oil and Gas, Inc.*	59,915	902,919
Panhandle Oil and Gas, Inc., Class A	6,170	206,140
PDC Energy, Inc.*	33,254	1,769,778
Penn Virginia Corp.*	51,688	487,418
PetroQuest Energy, Inc.*	54,861	237,000
Quicksilver Resources, Inc.*	116,658	358,140
Renewable Energy Group, Inc.*	20,949	240,076
Rentech, Inc.*	79,306	138,785
Resolute Energy Corp.*	63,229	570,958
REX American Resources Corp.*	5,186	231,866
Rex Energy Corp.*	42,116	830,106
Rosetta Resources, Inc.*	57,091	2,742,652
Sanchez Energy Corp.*	35,382	867,213
Scorpio Tankers, Inc.	172,874	2,038,184
SemGroup Corp., Class A	39,629	2,585,000
Ship Finance International Ltd.	52,834	865,421
Solazyme, Inc.*	45,477	495,245
Stone Energy Corp.*	46,707	1,615,595
Swift Energy Co.*	40,604	548,154
Synergy Resources Corp.*	47,273	437,748
Targa Resources Corp.	30,746	2,710,875
Teekay Tankers Ltd., Class A	60,673	238,445
Triangle Petroleum Corp.*	63,422	527,671
Uranium Energy Corp.*	79,436	158,872
Ur-Energy, Inc.*	116,839	161,238
VAALCO Energy, Inc.*	55,362	381,444
W&T Offshore, Inc.	32,674	522,784
Warren Resources, Inc.*	69,017	216,713
Western Refining, Inc.	51,239	2,173,046
Westmoreland Coal Co.*	10,950	211,225
ZaZa Energy Corp.*	33,829	32,327

		56,939,988

Total Energy		84,926,803

Financials (16.2%)
Capital Markets (2.0%)
Apollo Investment Corp.	212,525	1,802,212
Arlington Asset Investment Corp., Class A	6,070	160,187
BGC Partners, Inc., Class A	121,017	733,363
BlackRock Kelso Capital Corp.	46,343	432,380
Calamos Asset Management, Inc., Class A	19,349	229,092
Capital Southwest Corp.	12,843	447,835
Capitala Finance Corp.	3,735	74,326
CIFC Corp.	6,092	47,396
Cohen & Steers, Inc.	17,697	708,942
Cowen Group, Inc., Class A*	92,788	362,801
Diamond Hill Investment Group, Inc.	2,614	309,341
Evercore Partners, Inc., Class A	29,596	1,769,249
FBR & Co.*	8,339	219,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Fidus Investment Corp.	13,244	$287,925
Fifth Street Finance Corp.	129,448	1,197,394
Financial Engines, Inc.	45,740	3,178,015
Firsthand Technology Value Fund, Inc.	8,146	188,743
FXCM, Inc., Class A	34,526	615,944
GAMCO Investors, Inc., Class A	5,589	486,075
Garrison Capital, Inc.	5,873	81,517
GFI Group, Inc.	66,982	261,900
Gladstone Capital Corp.	21,043	202,013
Gladstone Investment Corp.	25,926	208,964
Golub Capital BDC, Inc.	35,084	670,455
Greenhill & Co., Inc.	26,549	1,538,249
GSV Capital Corp.*	18,346	221,803
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,958	194,854
Hercules Technology Growth Capital, Inc.	58,356	957,038
HFF, Inc., Class A*	30,943	830,820
Horizon Technology Finance Corp.	8,722	123,940
ICG Group, Inc.*	35,846	667,811
INTL FCStone, Inc.*	13,029	241,558
Investment Technology Group, Inc.*	34,787	715,221
Janus Capital Group, Inc.	139,635	1,727,285
JMP Group, Inc.	14,806	109,564
KCAP Financial, Inc.	28,061	226,452
KCG Holdings, Inc., Class A*	66,482	795,125
Ladenburg Thalmann Financial Services, Inc.*	97,716	305,851
Main Street Capital Corp.	36,956	1,208,092
Manning & Napier, Inc.	12,800	225,920
Marcus & Millichap, Inc.*	5,772	86,003
MCG Capital Corp.	69,519	305,884
Medallion Financial Corp.	19,423	278,720
Medley Capital Corp.	38,394	531,757
MVC Capital, Inc.	21,729	293,341
New Mountain Finance Corp.	43,266	650,721
NGP Capital Resources Co.	20,487	153,038
Oppenheimer Holdings, Inc., Class A	9,193	227,803
PennantPark Floating Rate Capital Ltd.	13,541	185,918
PennantPark Investment Corp.	64,776	751,402
Piper Jaffray Cos., Inc.*	15,104	597,363
Prospect Capital Corp.	262,511	2,945,373
Pzena Investment Management, Inc., Class A	11,503	135,275
RCS Capital Corp., Class A	1,522	27,929
Safeguard Scientifics, Inc.*	20,023	402,262
Silvercrest Asset Management Group, Inc., Class A	4,859	82,846
Solar Capital Ltd.	43,697	985,367
Solar Senior Capital Ltd.	11,461	208,819
Stellus Capital Investment Corp.	11,675	174,541
Stifel Financial Corp.*	59,541	2,853,205
SWS Group, Inc.*	26,954	163,880
TCP Capital Corp.	33,239	557,750
THL Credit, Inc.	32,458	535,232
TICC Capital Corp.	51,758	535,178

Triangle Capital Corp.	26,840	$742,126
Virtus Investment Partners, Inc.*	6,281	1,256,514
Walter Investment Management Corp.*	34,604	1,223,597
Westwood Holdings Group, Inc.	6,676	413,311
WhiteHorse Finance, Inc.	6,547	98,925
WisdomTree Investments, Inc.*	93,748	1,660,277

		43,829,992

Commercial Banks (5.2%)
1st Source Corp.	14,201	453,580
1st United Bancorp, Inc./Florida	28,436	216,398
Access National Corp.	7,278	108,806
American National Bankshares, Inc.	7,719	202,624
Ameris Bancorp*	22,398	472,822
Ames National Corp.	8,966	200,749
Arrow Financial Corp.	10,485	278,482
BancFirst Corp.	6,858	384,460
Banco Latinoamericano de Comercio Exterior S.A., Class E	27,887	781,394
Bancorp, Inc./Delaware*	30,914	553,670
BancorpSouth, Inc.	89,202	2,267,515
Bank of Kentucky Financial Corp.	5,892	217,415
Bank of Marin Bancorp/California	5,306	230,227
Bank of the Ozarks, Inc.	29,175	1,651,013
Banner Corp.	18,209	816,127
Bar Harbor Bankshares	3,781	151,202
BBCN Bancorp, Inc.	74,121	1,229,667
BNC Bancorp	17,585	301,407
Boston Private Financial Holdings, Inc.	75,536	953,264
Bridge Bancorp, Inc.	10,225	265,850
Bridge Capital Holdings*	9,059	186,072
Bryn Mawr Bank Corp.	13,066	394,332
C&F Financial Corp.	3,233	147,651
Camden National Corp.	7,350	310,317
Capital Bank Financial Corp., Class A*	21,969	499,795
Capital City Bank Group, Inc.*	11,651	137,132
Cardinal Financial Corp.	28,614	515,052
Cascade Bancorp*	5,704	29,832
Cathay General Bancorp	73,864	1,974,385
Center Bancorp, Inc.	11,163	209,418
Centerstate Banks, Inc.	28,716	291,467
Central Pacific Financial Corp.	20,012	401,841
Century Bancorp, Inc./Massachusetts, Class A	3,028	100,681
Chemical Financial Corp.	27,112	858,637
Chemung Financial Corp.	3,392	115,905
Citizens & Northern Corp.	12,024	248,055
City Holding Co.	14,940	692,170
CNB Financial Corp./Pennsylvania	12,952	246,088
CoBiz Financial, Inc.	33,121	396,127
Columbia Banking System, Inc.	47,863	1,316,711
Community Bank System, Inc.	37,738	1,497,444
Community Trust Bancorp, Inc.	13,551	611,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
CommunityOne Bancorp*	9,958	$126,965
ConnectOne Bancorp, Inc.*	1,758	69,670
CU Bancorp*	9,001	157,338
Customers Bancorp, Inc.*	19,300	394,878
CVB Financial Corp.	86,311	1,473,329
Eagle Bancorp, Inc.*	21,037	644,363
Enterprise Bancorp, Inc./Massachusetts	6,887	145,798
Enterprise Financial Services Corp.	17,203	351,285
F.N.B. Corp./Pennsylvania	139,912	1,765,689
Farmers Capital Bank Corp.*	7,177	156,100
Fidelity Southern Corp.	13,141	218,272
Financial Institutions, Inc.	13,400	331,114
First Bancorp, Inc./Maine	9,319	162,337
First Bancorp/North Carolina	18,821	312,805
First BanCorp/Puerto Rico*	67,291	416,531
First Busey Corp.	68,614	397,961
First Commonwealth Financial Corp.	92,124	812,534
First Community Bancshares, Inc./Virginia	16,168	270,006
First Connecticut Bancorp, Inc./Connecticut	16,090	259,371
First Financial Bancorp	55,551	968,254
First Financial Bankshares, Inc.	29,530	1,958,430
First Financial Corp./Indiana	10,856	396,895
First Financial Holdings, Inc.	22,565	1,500,798
First Interstate Bancsystem, Inc.	16,403	465,353
First Merchants Corp.	32,095	730,482
First Midwest Bancorp, Inc./Illinois	70,145	1,229,642
First NBC Bank Holding Co.*	4,189	135,305
First of Long Island Corp.	7,658	328,298
First Security Group, Inc./Tennessee*	59,518	136,891
FirstMerit Corp.	155,464	3,455,965
Flushing Financial Corp.	29,006	600,424
German American Bancorp, Inc.	12,150	346,275
Glacier Bancorp, Inc.	67,494	2,010,646
Great Southern Bancorp, Inc.	9,925	301,819
Guaranty Bancorp	13,859	194,719
Hampton Roads Bankshares, Inc.*	33,354	58,370
Hancock Holding Co.	79,724	2,924,276
Hanmi Financial Corp.	29,372	642,953
Heartland Financial USA, Inc.	14,184	408,357
Heritage Commerce Corp.	19,930	164,223
Heritage Financial Corp./Washington	14,724	251,928
Heritage Oaks Bancorp*	18,625	139,688
Home BancShares, Inc./Arkansas	42,329	1,580,988
Home Federal Bancorp, Inc./Idaho	13,770	205,173
HomeTrust Bancshares, Inc.*	19,853	317,449
Horizon Bancorp/Indiana	8,322	210,796
Hudson Valley Holding Corp.	15,907	323,707
IBERIABANK Corp.	27,887	1,752,698
Independent Bank Corp./Massachusetts	22,048	864,061

Independent Bank Group, Inc.	3,901	$193,724
International Bancshares Corp.	50,109	1,322,377
Intervest Bancshares Corp., Class A*	17,251	129,555
Investors Bancorp, Inc.	47,458	1,213,976
Lakeland Bancorp, Inc.	32,249	398,920
Lakeland Financial Corp.	15,553	606,567
LCNB Corp.	6,504	116,227
Macatawa Bank Corp.*	23,112	115,560
MainSource Financial Group, Inc.	19,323	348,394
MB Financial, Inc.	51,503	1,652,731
Mercantile Bank Corp.	8,271	178,488
Merchants Bancshares, Inc.	5,507	184,485
Metro Bancorp, Inc.*	13,532	291,479
MetroCorp Bancshares, Inc.	15,068	227,075
Middleburg Financial Corp.	5,010	90,380
MidSouth Bancorp, Inc.	7,891	140,933
MidWestOne Financial Group, Inc.	6,358	172,938
National Bank Holdings Corp., Class A	42,965	919,451
National Bankshares, Inc./Virginia	6,664	245,835
National Penn Bancshares, Inc.	110,182	1,248,362
NBT Bancorp, Inc.	41,536	1,075,782
NewBridge Bancorp*	24,212	181,590
Northrim BanCorp, Inc.	6,376	167,306
OFG Bancorp	42,715	740,678
Old National Bancorp/Indiana	95,356	1,465,622
OmniAmerican Bancorp, Inc.*	10,893	232,892
Pacific Continental Corp.	17,381	277,053
Pacific Premier Bancorp, Inc.*	14,611	229,977
PacWest Bancorp	35,538	1,500,414
Palmetto Bancshares, Inc.*	4,100	53,136
Park National Corp.	11,030	938,322
Park Sterling Corp.	42,790	305,521
Peapack-Gladstone Financial Corp.	9,380	179,158
Penns Woods Bancorp, Inc.	4,325	220,575
Peoples Bancorp, Inc./Ohio	10,381	233,676
Pinnacle Financial Partners, Inc.	32,853	1,068,708
Preferred Bank/California*	11,274	226,044
PrivateBancorp, Inc.	60,675	1,755,328
Prosperity Bancshares, Inc.	56,461	3,579,063
Renasant Corp.	28,720	903,531
Republic Bancorp, Inc./Kentucky, Class A	9,598	235,535
S&T Bancorp, Inc.	28,165	712,856
Sandy Spring Bancorp, Inc.	23,874	673,008
Seacoast Banking Corp. of Florida*	16,172	197,298
Sierra Bancorp	11,714	188,478
Simmons First National Corp., Class A	15,614	580,060
Southside Bancshares, Inc.	17,400	475,716
Southwest Bancorp, Inc./Oklahoma*	18,888	300,697
State Bank Financial Corp.	30,581	556,268
StellarOne Corp.	21,428	515,772
Sterling Financial Corp./Washington	31,747	1,081,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Suffolk Bancorp*	11,102	$230,922
Sun Bancorp, Inc./New Jersey*	38,495	135,502
Susquehanna Bancshares, Inc.	174,640	2,242,378
SY Bancorp, Inc.	13,493	430,697
Taylor Capital Group, Inc.*	16,167	429,719
Texas Capital Bancshares, Inc.*	38,277	2,380,829
Tompkins Financial Corp.	13,793	708,822
TowneBank/Virginia	25,033	385,258
Trico Bancshares	15,120	428,954
Tristate Capital Holdings, Inc.*	6,623	78,549
Trustmark Corp.	63,359	1,700,556
UMB Financial Corp.	33,081	2,126,447
Umpqua Holdings Corp.	104,922	2,008,207
Union First Market Bankshares Corp.	19,120	474,367
United Bankshares, Inc./West Virginia	10,445	328,495
United Community Banks, Inc./Georgia*	40,148	712,627
Univest Corp. of Pennsylvania	16,160	334,189
VantageSouth Bancshares, Inc.*	11,481	60,505
ViewPoint Financial Group, Inc.	37,430	1,027,454
Virginia Commerce Bancorp, Inc.*	25,355	430,781
Washington Banking Co.	15,093	267,599
Washington Trust Bancorp, Inc.	13,977	520,224
Webster Financial Corp.	84,316	2,628,973
WesBanco, Inc.	24,567	786,144
West Bancorp, Inc.	13,677	216,370
Westamerica Bancorp	25,527	1,441,254
Western Alliance Bancorp*	69,359	1,654,906
Wilshire Bancorp, Inc.	62,628	684,524
Wintrust Financial Corp.	34,781	1,604,100
Yadkin Financial Corp.*	13,812	235,356

		113,333,123

Consumer Finance (0.6%)
Cash America International, Inc.	26,751	1,024,563
Consumer Portfolio Services, Inc.*	16,390	153,902
Credit Acceptance Corp.*	6,695	870,283
DFC Global Corp.*	37,807	432,890
Encore Capital Group, Inc.*	23,412	1,176,687
EZCORP, Inc., Class A*	48,088	562,149
First Cash Financial Services, Inc.*	27,371	1,692,623
First Marblehead Corp.*	8,774	64,840
Green Dot Corp., Class A*	24,283	610,718
Imperial Holdings, Inc.*	16,759	109,604
JGWPT Holdings, Inc., Class A*	8,654	150,493
Nelnet, Inc., Class A	21,308	897,919
Nicholas Financial, Inc.	10,313	162,327
Portfolio Recovery Associates, Inc.*	47,453	2,507,417
Regional Management Corp.*	5,194	176,232
Springleaf Holdings, Inc.*	22,051	557,449
World Acceptance Corp.*	8,131	711,706

		11,861,802

Diversified Financial Services (0.2%)
California First National Bancorp	2,815	$42,507
Gain Capital Holdings, Inc.	10,471	78,637
MarketAxess Holdings, Inc.	35,099	2,347,070
Marlin Business Services Corp.	7,484	188,597
NewStar Financial, Inc.*	24,648	437,995
PHH Corp.*	53,389	1,300,022
PICO Holdings, Inc.*	20,949	484,131
Resource America, Inc., Class A	11,539	108,005

		4,986,964

Insurance (1.7%)
Ambac Financial Group, Inc.*	42,176	1,035,843
American Equity Investment Life Holding Co.	59,742	1,575,994
AMERISAFE, Inc.	17,258	728,978
Amtrust Financial Services, Inc.	28,851	943,139
Argo Group International Holdings Ltd.	25,102	1,166,992
Baldwin & Lyons, Inc., Class B	8,868	242,274
Blue Capital Reinsurance Holdings Ltd.*	5,508	101,182
Citizens, Inc./Texas*	41,407	362,311
CNO Financial Group, Inc.	207,494	3,670,569
Crawford & Co., Class B	24,954	230,575
Donegal Group, Inc., Class A	6,848	108,883
Eastern Insurance Holdings, Inc.	5,853	143,340
eHealth, Inc.*	17,243	801,627
EMC Insurance Group, Inc.	4,286	131,237
Employers Holdings, Inc.	28,285	895,220
Enstar Group Ltd.*	8,893	1,235,327
FBL Financial Group, Inc., Class A	8,306	372,026
First American Financial Corp.	101,057	2,849,807
Fortegra Financial Corp.*	6,006	49,670
Global Indemnity plc*	7,857	198,782
Greenlight Capital Reinsurance Ltd., Class A*	26,397	889,843
Hallmark Financial Services, Inc.*	12,671	112,582
HCI Group, Inc.	9,057	484,549
Health Insurance Innovations, Inc., Class A*	4,749	48,012
Hilltop Holdings, Inc.*	58,167	1,345,403
Horace Mann Educators Corp.	37,090	1,169,819
Independence Holding Co.	6,980	94,160
Infinity Property & Casualty Corp.	10,634	762,990
Investors Title Co.	1,264	102,359
Kansas City Life Insurance Co.	3,589	171,339
Maiden Holdings Ltd.	46,580	509,119
Meadowbrook Insurance Group, Inc.	46,952	326,786
Montpelier Reinsurance Holdings Ltd.	41,082	1,195,486
National Interstate Corp.	6,346	145,958
National Western Life Insurance Co., Class A	2,016	450,677
Navigators Group, Inc.*	9,517	601,094
OneBeacon Insurance Group Ltd., Class A	21,838	345,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Phoenix Cos., Inc.*	5,540	$340,156
Platinum Underwriters Holdings Ltd.	27,243	1,669,451
Primerica, Inc.	53,169	2,281,482
RLI Corp.	19,880	1,935,914
Safety Insurance Group, Inc.	12,227	688,380
Selective Insurance Group, Inc.	51,949	1,405,740
State Auto Financial Corp.	13,917	295,597
Stewart Information Services Corp.	19,889	641,818
Symetra Financial Corp.	75,799	1,437,149
Third Point Reinsurance Ltd.*	22,616	419,074
Tower Group International Ltd.	55,906	188,962
United Fire Group, Inc.	19,382	555,488
Universal Insurance Holdings, Inc.	24,612	356,382

		37,815,022

Real Estate Investment Trusts (REITs) (5.0%)
Acadia Realty Trust (REIT)	52,891	1,313,284
AG Mortgage Investment Trust, Inc. (REIT)	29,773	465,650
Agree Realty Corp. (REIT)	14,249	413,506
Alexander’s, Inc. (REIT)	2,030	669,900
American Assets Trust, Inc. (REIT)	32,027	1,006,609
American Capital Mortgage Investment Corp. (REIT)	53,116	927,405
American Realty Capital Properties, Inc. (REIT)	148,002	1,903,306
American Residential Properties, Inc. (REIT)*	13,606	233,479
AmREIT, Inc. (REIT)	19,944	335,059
Anworth Mortgage Asset Corp. (REIT)	147,529	621,097
Apollo Commercial Real Estate Finance, Inc. (REIT)	39,260	637,975
Apollo Residential Mortgage, Inc. (REIT)	29,875	441,552
Ares Commercial Real Estate Corp. (REIT)	19,916	260,900
Armada Hoffler Properties, Inc. (REIT)	18,991	176,236
ARMOUR Residential REIT, Inc. (REIT)	362,952	1,455,438
Ashford Hospitality Prime, Inc. (REIT)	11,461	208,590
Ashford Hospitality Trust, Inc. (REIT)	57,309	474,519
Associated Estates Realty Corp. (REIT)	53,833	864,020
Aviv REIT, Inc. (REIT)	11,557	273,901
Campus Crest Communities, Inc. (REIT)	61,842	581,933
Capstead Mortgage Corp. (REIT)	96,264	1,162,869
Cedar Realty Trust, Inc. (REIT)	68,570	429,248
Chambers Street Properties (REIT)	224,366	1,716,400
Chatham Lodging Trust (REIT)	24,823	507,630
Chesapeake Lodging Trust (REIT)	47,134	1,192,019
Colony Financial, Inc. (REIT)	73,408	$1,489,448
CoreSite Realty Corp. (REIT)	19,397	624,389
Cousins Properties, Inc. (REIT)	158,223	1,629,697
CubeSmart (REIT)	125,310	1,997,441
CyrusOne, Inc. (REIT)	17,814	397,787
CYS Investments, Inc. (REIT)	169,470	1,255,773
DCT Industrial Trust, Inc. (REIT)	274,948	1,960,379
DiamondRock Hospitality Co. (REIT)	184,316	2,128,850
DuPont Fabros Technology, Inc. (REIT)	59,445	1,468,886
Dynex Capital, Inc. (REIT)	55,676	445,408
EastGroup Properties, Inc. (REIT)	29,085	1,684,894
Education Realty Trust, Inc. (REIT)	109,778	968,242
Ellington Residential Mortgage REIT (REIT)	6,781	104,292
Empire State Realty Trust, Inc. (REIT), Class A	69,355	1,061,131
EPR Properties (REIT)	49,054	2,411,495
Equity One, Inc. (REIT)	58,249	1,307,108
Excel Trust, Inc. (REIT)	46,503	529,669
FelCor Lodging Trust, Inc. (REIT)*	115,945	946,111
First Industrial Realty Trust, Inc. (REIT)	101,164	1,765,312
First Potomac Realty Trust (REIT)	56,528	657,421
Franklin Street Properties Corp. (REIT)	87,937	1,050,847
GEO Group, Inc. (REIT)	67,232	2,166,215
Getty Realty Corp. (REIT)	24,710	453,923
Gladstone Commercial Corp. (REIT)	15,530	279,074
Glimcher Realty Trust (REIT)	136,778	1,280,242
Government Properties Income Trust (REIT)	34,143	848,454
Gramercy Property Trust, Inc. (REIT)*	56,293	323,685
Healthcare Realty Trust, Inc. (REIT)	91,482	1,949,481
Hersha Hospitality Trust (REIT)	193,569	1,078,179
Highwoods Properties, Inc. (REIT)	85,379	3,088,158
Hudson Pacific Properties, Inc. (REIT)	41,789	913,925
Inland Real Estate Corp. (REIT)	83,745	880,997
Invesco Mortgage Capital, Inc. (REIT)	130,921	1,921,920
Investors Real Estate Trust (REIT)	98,465	844,830
iStar Financial, Inc. (REIT)*	79,293	1,131,511
JAVELIN Mortgage Investment Corp. (REIT)	14,587	203,197
Kite Realty Group Trust (REIT)	121,209	796,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
LaSalle Hotel Properties (REIT)	97,390	$3,005,455
Lexington Realty Trust (REIT)	161,727	1,651,233
LTC Properties, Inc. (REIT)	33,565	1,187,865
Medical Properties Trust, Inc. (REIT)	154,339	1,886,023
Monmouth Real Estate Investment Corp. (REIT), Class A	43,571	396,060
National Health Investors, Inc. (REIT)	27,547	1,545,387
New Residential Investment Corp. (REIT)	239,774	1,601,690
New York Mortgage Trust, Inc. (REIT)	64,785	452,847
NorthStar Realty Finance Corp. (REIT)	272,238	3,661,601
One Liberty Properties, Inc. (REIT)	11,674	234,998
Parkway Properties, Inc./Maryland (REIT)	52,717	1,016,905
Pebblebrook Hotel Trust (REIT)	58,276	1,792,570
Pennsylvania Real Estate Investment Trust (REIT)	64,168	1,217,909
PennyMac Mortgage Investment Trust (REIT)	8,208	188,456
Physicians Realty Trust (REIT)	18,215	232,059
Potlatch Corp. (REIT)	38,508	1,607,324
PS Business Parks, Inc. (REIT)	18,102	1,383,355
QTS Realty Trust, Inc. (REIT), Class A	12,837	318,101
RAIT Financial Trust (REIT)	65,387	586,521
Ramco-Gershenson Properties Trust (REIT)	61,902	974,337
Redwood Trust, Inc. (REIT)	77,909	1,509,097
Resource Capital Corp. (REIT)	124,251	736,808
Retail Opportunity Investments Corp. (REIT)	67,747	997,236
Rexford Industrial Realty, Inc. (REIT)	15,653	206,620
RLJ Lodging Trust (REIT)	116,121	2,824,063
Rouse Properties, Inc. (REIT)	21,253	471,604
Ryman Hospitality Properties, Inc. (REIT)	42,191	1,762,740
Sabra Health Care REIT, Inc. (REIT)	36,256	947,732
Saul Centers, Inc. (REIT)	7,615	363,464
Select Income REIT (REIT)	22,100	590,954
Silver Bay Realty Trust Corp. (REIT)	14,932	238,763
Sovran Self Storage, Inc. (REIT)	29,749	1,938,742
STAG Industrial, Inc. (REIT)	41,441	844,982
Strategic Hotels & Resorts, Inc. (REIT)*	169,830	1,604,894
Summit Hotel Properties, Inc. (REIT)	73,915	665,235
Sun Communities, Inc. (REIT)	34,443	1,468,650
Sunstone Hotel Investors, Inc. (REIT)	170,258	2,281,457
Terreno Realty Corp. (REIT)	23,737	420,145
UMH Properties, Inc. (REIT)	17,272	$162,702
Universal Health Realty Income Trust (REIT)	4,493	179,990
Urstadt Biddle Properties, Inc. (REIT), Class A	9,209	169,906
Washington Real Estate Investment Trust (REIT)	63,838	1,491,256
Western Asset Mortgage Capital Corp. (REIT)	25,959	386,270
Whitestone REIT (REIT)	21,377	285,810
Winthrop Realty Trust (REIT)	29,567	326,715
ZAIS Financial Corp. (REIT)	6,003	96,228

		110,229,998

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.	40,507	1,690,357
Altisource Residential Corp.	39,560	1,191,152
AV Homes, Inc.*	8,169	148,431
Consolidated-Tomoka Land Co.	5,480	198,869
Forestar Group, Inc.*	32,390	688,935
Kennedy-Wilson Holdings, Inc.	52,676	1,172,041
RE/MAX Holdings, Inc., Class A*	10,543	338,114
Tejon Ranch Co.*	12,965	476,593

		5,904,492

Thrifts & Mortgage Finance (1.2%)
Astoria Financial Corp.	82,411	1,139,744
Banc of California, Inc.	14,788	198,307
Bank Mutual Corp.	42,951	301,087
BankFinancial Corp.	19,558	179,151
BBX Capital Corp., Class A*	6,463	100,823
Beneficial Mutual Bancorp, Inc.*	30,131	329,031
Berkshire Hills Bancorp, Inc.	23,802	649,081
BofI Holding, Inc.*	11,324	888,141
Brookline Bancorp, Inc.	66,325	634,730
Capitol Federal Financial, Inc.	139,535	1,689,769
Charter Financial Corp./Maryland	21,082	227,053
Clifton Savings Bancorp, Inc.	7,882	100,890
Dime Community Bancshares, Inc.	29,995	507,515
Doral Financial Corp.*	6,327	99,081
ESB Financial Corp.	11,867	168,511
ESSA Bancorp, Inc.	8,306	96,017
Essent Group Ltd.*	20,788	500,159
EverBank Financial Corp.	75,648	1,387,384
Farmer Mac, Class C	9,545	326,916
First Defiance Financial Corp.	9,274	240,846
First Federal Bancshares of Arkansas, Inc.*	3,012	26,204
First Financial Northwest, Inc.	13,050	135,329
Flagstar Bancorp, Inc.*	18,508	363,127
Fox Chase Bancorp, Inc.	11,631	202,147
Franklin Financial Corp./Virginia*	9,927	196,356
Hingham Institution for Savings	1,099	86,261
Home Bancorp, Inc.*	6,109	115,155
Home Loan Servicing Solutions Ltd.	66,875	1,536,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
HomeStreet, Inc.	12,323	$246,460
Kearny Financial Corp.*	13,148	152,911
Meridian Interstate Bancorp, Inc.*	7,659	172,940
Meta Financial Group, Inc.	5,286	213,184
MGIC Investment Corp.*	302,707	2,554,847
NASB Financial, Inc.	3,771	113,884
Northfield Bancorp, Inc./New Jersey	54,902	724,706
Northwest Bancshares, Inc.	88,207	1,303,699
OceanFirst Financial Corp.	13,350	228,686
Oritani Financial Corp.	43,104	691,819
PennyMac Financial Services, Inc., Class A*	12,395	217,532
Provident Financial Holdings, Inc.	8,842	132,630
Provident Financial Services, Inc.	55,972	1,081,379
Radian Group, Inc.	161,454	2,279,731
Rockville Financial, Inc.	24,593	349,467
Sterling Bancorp/Delaware	78,642	1,051,444
Stonegate Mortgage Corp.*	7,273	120,223
Territorial Bancorp, Inc.	10,187	236,338
Tree.com, Inc.*	5,772	189,552
TrustCo Bank Corp.	89,770	644,549
United Community Financial Corp./Ohio*	44,238	157,930
United Financial Bancorp, Inc.	18,679	352,846
Walker & Dunlop, Inc.*	15,886	256,877
Waterstone Financial, Inc.*	7,119	79,021
Westfield Financial, Inc.	18,278	136,354
WSFS Financial Corp.	7,255	562,480

		26,676,423

Total Financials		354,637,816

Health Care (9.3%)
Biotechnology (2.9%)
ACADIA Pharmaceuticals, Inc.*	65,473	1,636,170
Acceleron Pharma, Inc.*	5,792	229,363
Achillion Pharmaceuticals, Inc.*	92,003	305,450
Acorda Therapeutics, Inc.*	37,978	1,108,958
Aegerion Pharmaceuticals, Inc.*	26,945	1,912,017
Agios Pharmaceuticals, Inc.*	6,098	146,047
Alnylam Pharmaceuticals, Inc.*	54,270	3,491,189
AMAG Pharmaceuticals, Inc.*	20,155	489,162
Amicus Therapeutics, Inc.*	30,200	70,970
Anacor Pharmaceuticals, Inc.*	23,628	396,478
Arena Pharmaceuticals, Inc.*	203,662	1,191,423
ArQule, Inc.*	56,373	121,202
Array BioPharma, Inc.*	114,526	573,775
AVEO Pharmaceuticals, Inc.*	50,480	92,883
BIND Therapeutics, Inc.*	4,609	69,550
Biotime, Inc.*	34,963	125,867
Bluebird Bio, Inc.*	6,049	126,908
Cell Therapeutics, Inc.*	119,336	229,125
Celldex Therapeutics, Inc.*	83,118	2,012,287
Cellular Dynamics International, Inc.*	3,225	53,245
Cepheid, Inc.*	62,751	2,931,727

Chelsea Therapeutics International Ltd.*	72,229	$319,974
ChemoCentryx, Inc.*	23,170	134,154
Chimerix, Inc.*	8,026	121,273
Clovis Oncology, Inc.*	16,684	1,005,545
Conatus Pharmaceuticals, Inc.*	5,247	33,843
Coronado Biosciences, Inc.*	24,278	63,851
Curis, Inc.*	80,637	227,396
Cytokinetics, Inc.*	24,731	160,752
Cytori Therapeutics, Inc.*	59,758	153,578
Dendreon Corp.*	147,555	441,189
Durata Therapeutics, Inc.*	12,043	154,030
Dyax Corp.*	111,680	840,950
Dynavax Technologies Corp.*	243,567	477,391
Emergent Biosolutions, Inc.*	25,700	590,843
Enanta Pharmaceuticals, Inc.*	3,441	93,871
Enzon Pharmaceuticals, Inc.	37,118	43,057
Epizyme, Inc.*	5,653	117,582
Esperion Therapeutics, Inc.*	3,683	50,604
Exact Sciences Corp.*	65,993	771,458
Exelixis, Inc.*	171,396	1,050,658
Fibrocell Science, Inc.*	20,698	84,034
Five Prime Therapeutics, Inc.*	4,327	72,650
Foundation Medicine, Inc.*	6,275	149,471
Galena Biopharma, Inc.*	95,535	473,854
Genomic Health, Inc.*	15,864	464,339
Geron Corp.*	121,919	577,896
GTx, Inc.*	24,968	41,197
Halozyme Therapeutics, Inc.*	83,002	1,244,200
Harvard Apparatus Regenerative Technology, Inc.*	5,933	28,182
Hyperion Therapeutics, Inc.*	7,967	161,093
Idenix Pharmaceuticals, Inc.*	93,360	558,293
ImmunoGen, Inc.*	79,036	1,159,458
Immunomedics, Inc.*	70,135	322,621
Infinity Pharmaceuticals, Inc.*	45,301	625,607
Insmed, Inc.*	32,275	548,998
Insys Therapeutics, Inc.*	4,880	188,905
Intercept Pharmaceuticals, Inc.*	6,704	457,749
InterMune, Inc.*	83,274	1,226,626
Intrexon Corp.*	10,387	247,211
Ironwood Pharmaceuticals, Inc.*	86,764	1,007,330
Isis Pharmaceuticals, Inc.*	104,898	4,179,136
KaloBios Pharmaceuticals, Inc.*	10,399	45,964
Karyopharm Therapeutics, Inc.*	6,419	147,124
Keryx Biopharmaceuticals, Inc.*	76,385	989,186
KYTHERA Biopharmaceuticals, Inc.*	11,030	410,868
Lexicon Pharmaceuticals, Inc.*	215,721	388,298
Ligand Pharmaceuticals, Inc., Class B*	16,746	880,840
MacroGenics, Inc.*	5,183	142,170
MannKind Corp.*	138,691	722,580
MEI Pharma, Inc.*	10,804	86,540
Merrimack Pharmaceuticals, Inc.*	91,263	487,344
MiMedx Group, Inc.*	84,117	735,183
Momenta Pharmaceuticals, Inc.*	44,212	781,668
Nanosphere, Inc.*	47,092	107,841
Neurocrine Biosciences, Inc.*	62,372	582,554

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
NewLink Genetics Corp.*	16,062	$353,525
Novavax, Inc.*	172,894	885,217
NPS Pharmaceuticals, Inc.*	93,742	2,846,007
OncoGenex Pharmaceutical, Inc.*	14,020	116,927
OncoMed Pharmaceuticals, Inc.*	4,224	124,692
Onconova Therapeutics, Inc.*	5,157	59,202
Ophthotech Corp.*	8,138	263,264
Opko Health, Inc.*	176,744	1,491,719
Orexigen Therapeutics, Inc.*	93,981	529,113
Osiris Therapeutics, Inc.*	15,484	248,983
OvaScience, Inc.*	8,397	76,749
PDL BioPharma, Inc.	133,158	1,123,854
Peregrine Pharmaceuticals, Inc.*	148,007	205,730
Portola Pharmaceuticals, Inc.*	10,120	260,590
Progenics Pharmaceuticals, Inc.*	55,382	295,186
Prothena Corp. plc*	13,118	347,889
PTC Therapeutics, Inc.*	9,100	154,427
Puma Biotechnology, Inc.*	20,688	2,141,829
Raptor Pharmaceutical Corp.*	55,397	721,269
Receptos, Inc.*	5,474	158,691
Regulus Therapeutics, Inc.*	8,402	62,091
Repligen Corp.*	29,725	405,449
Rigel Pharmaceuticals, Inc.*	83,814	238,870
Sangamo BioSciences, Inc.*	56,256	781,396
Sarepta Therapeutics, Inc.*	35,052	714,009
SIGA Technologies, Inc.*	35,384	115,706
Spectrum Pharmaceuticals, Inc.*	58,747	519,911
Stemline Therapeutics, Inc.*	8,775	171,990
Sunesis Pharmaceuticals, Inc.*	30,829	146,129
Synageva BioPharma Corp.*	17,820	1,153,310
Synergy Pharmaceuticals, Inc.*	76,880	432,834
Synta Pharmaceuticals Corp.*	46,068	241,396
Targacept, Inc.*	26,497	109,963
Tesaro, Inc.*	12,507	353,198
Tetraphase Pharmaceuticals, Inc.*	12,724	172,028
TG Therapeutics, Inc.*	13,576	52,946
Threshold Pharmaceuticals, Inc.*	45,135	210,780
Vanda Pharmaceuticals, Inc.*	31,049	385,318
Verastem, Inc.*	16,113	183,688
Vical, Inc.*	72,427	85,464
XOMA Corp.*	71,451	480,865
ZIOPHARM Oncology, Inc.*	74,195	322,006

		64,237,015

Health Care Equipment & Supplies (2.5%)
Abaxis, Inc.*	20,585	823,812
ABIOMED, Inc.*	36,168	967,132
Accuray, Inc.*	69,350	604,038
Align Technology, Inc.*	68,347	3,906,031
Alphatec Holdings, Inc.*	57,603	115,782
Analogic Corp.	11,455	1,014,455
AngioDynamics, Inc.*	22,570	387,978
Anika Therapeutics, Inc.*	11,377	434,146
Antares Pharma, Inc.*	105,478	472,541
ArthroCare Corp.*	26,275	1,057,306
AtriCure, Inc.*	19,877	371,302
Atrion Corp.	1,422	421,267
Biolase, Inc.*	31,459	$89,028
Cantel Medical Corp.	30,378	1,030,118
Cardiovascular Systems, Inc.*	22,710	778,726
Cerus Corp.*	65,005	419,282
CONMED Corp.	26,007	1,105,298
CryoLife, Inc.	25,901	287,242
Cutera, Inc.*	13,987	142,388
Cyberonics, Inc.*	25,864	1,694,351
Cynosure, Inc., Class A*	17,913	477,919
Derma Sciences, Inc.*	12,823	138,745
DexCom, Inc.*	66,049	2,338,795
Endologix, Inc.*	58,726	1,024,181
Exactech, Inc.*	8,544	203,005
GenMark Diagnostics, Inc.*	32,580	433,640
Globus Medical, Inc., Class A*	51,173	1,032,671
Greatbatch, Inc.*	22,233	983,588
Haemonetics Corp.*	47,857	2,016,215
HeartWare International, Inc.*	15,296	1,437,212
ICU Medical, Inc.*	12,140	773,439
Insulet Corp.*	49,925	1,852,218
Integra LifeSciences Holdings Corp.*	21,124	1,007,826
Invacare Corp.	29,812	691,937
LDR Holding Corp.*	4,899	115,616
Masimo Corp.*	45,747	1,337,185
Medical Action Industries, Inc.*	13,824	118,333
Meridian Bioscience, Inc.	39,040	1,035,731
Merit Medical Systems, Inc.*	39,761	625,838
Natus Medical, Inc.*	28,307	636,908
Navidea Biopharmaceuticals, Inc.*	114,724	237,479
Neogen Corp.*	33,556	1,533,509
NuVasive, Inc.*	41,339	1,336,490
NxStage Medical, Inc.*	55,835	558,350
OraSure Technologies, Inc.*	52,675	331,326
Orthofix International N.V.*	18,043	411,741
Oxford Immunotec Global plc*	5,756	111,551
PhotoMedex, Inc.*	12,332	159,699
Quidel Corp.*	26,346	813,828
Rockwell Medical, Inc.*	37,150	387,846
RTI Surgical, Inc.*	53,070	187,868
Solta Medical, Inc.*	67,510	199,155
Spectranetics Corp.*	37,937	948,425
STAAR Surgical Co.*	34,420	557,260
STERIS Corp.	55,055	2,645,393
SurModics, Inc.*	12,926	315,265
Symmetry Medical, Inc.*	34,692	349,695
Tandem Diabetes Care, Inc.*	8,287	213,556
TearLab Corp.*	27,065	252,787
Thoratec Corp.*	53,622	1,962,565
Tornier N.V.*	24,163	454,023
Unilife Corp.*	90,665	398,926
Utah Medical Products, Inc.	3,073	175,653
Vascular Solutions, Inc.*	15,451	357,691
Veracyte, Inc.*	4,048	58,696
Volcano Corp.*	50,862	1,111,335
West Pharmaceutical Services, Inc.	64,586	3,168,589
Wright Medical Group, Inc.*	37,750	1,159,303
Zeltiq Aesthetics, Inc.*	16,670	315,230

		55,116,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Health Care Providers & Services (1.8%)
Acadia Healthcare Co., Inc.*	33,050	$1,564,256
Accretive Health, Inc.*	55,109	504,798
Addus HomeCare Corp.*	5,286	118,671
Air Methods Corp.*	36,340	2,119,712
Alliance HealthCare Services, Inc.*	4,739	117,243
Almost Family, Inc.*	7,606	245,902
Amedisys, Inc.*	29,203	427,240
AMN Healthcare Services, Inc.*	43,022	632,423
Amsurg Corp.*	29,829	1,369,748
Bio-Reference Labs, Inc.*	23,038	588,391
BioScrip, Inc.*	54,313	401,916
Capital Senior Living Corp.*	26,842	643,940
Centene Corp.*	50,858	2,998,079
Chemed Corp.	16,495	1,263,847
Chindex International, Inc.*	11,135	194,083
Corvel Corp.*	10,447	487,875
Cross Country Healthcare, Inc.*	24,437	243,881
Emeritus Corp.*	37,854	818,782
Ensign Group, Inc.	18,162	804,032
ExamWorks Group, Inc.*	28,321	845,948
Five Star Quality Care, Inc.*	39,325	215,894
Gentiva Health Services, Inc.*	29,582	367,113
Hanger, Inc.*	32,408	1,274,931
HealthSouth Corp.	81,515	2,716,080
Healthways, Inc.*	32,112	492,919
IPC The Hospitalist Co., Inc.*	15,780	937,174
Kindred Healthcare, Inc.	50,668	1,000,186
Landauer, Inc.	9,094	478,435
LHC Group, Inc.*	11,335	272,493
Magellan Health Services, Inc.*	25,152	1,506,856
Molina Healthcare, Inc.*	26,477	920,076
MWI Veterinary Supply, Inc.*	11,962	2,040,598
National Healthcare Corp.	10,024	540,394
National Research Corp., Class A*	8,790	165,428
National Research Corp., Class B	546	18,952
Owens & Minor, Inc.	59,146	2,162,378
PharMerica Corp.*	27,739	596,388
Providence Service Corp.*	9,739	250,487
Select Medical Holdings Corp.	47,048	546,227
Skilled Healthcare Group, Inc., Class A*	18,720	90,043
Surgical Care Affiliates, Inc.*	10,217	355,960
Team Health Holdings, Inc.*	64,156	2,922,306
Triple-S Management Corp., Class B*	21,682	421,498
U.S. Physical Therapy, Inc.	11,525	406,372
Universal American Corp.	36,686	267,808
USMD Holdings, Inc.*	1,037	20,854
WellCare Health Plans, Inc.*	40,602	2,859,193

		40,237,810

Health Care Technology (0.7%)
athenahealth, Inc.*	34,317	4,615,637
Computer Programs & Systems, Inc.	10,423	644,246
HealthStream, Inc.*	18,781	615,453
HMS Holdings Corp.*	82,022	1,864,360
MedAssets, Inc.*	56,902	1,128,367

Medidata Solutions, Inc.*	50,028	$3,030,196
Merge Healthcare, Inc.*	62,122	144,123
Omnicell, Inc.*	32,133	820,355
Quality Systems, Inc.	37,351	786,612
Vocera Communications, Inc.*	19,902	310,670

		13,960,019

Life Sciences Tools & Services (0.3%)
Accelerate Diagnostics, Inc.*	10,363	126,429
Affymetrix, Inc.*	66,390	568,962
Albany Molecular Research, Inc.*	22,182	223,595
Cambrex Corp.*	28,158	502,057
Fluidigm Corp.*	23,797	911,901
Furiex Pharmaceuticals, Inc.*	6,337	266,217
Harvard Bioscience, Inc.*	23,735	111,555
Luminex Corp.*	35,378	686,333
NeoGenomics, Inc.*	31,004	112,234
Pacific Biosciences of California, Inc.*	44,656	233,551
PAREXEL International Corp.*	53,093	2,398,742
Sequenom, Inc.*	106,239	248,599

		6,390,175

Pharmaceuticals (1.1%)
AcelRx Pharmaceuticals, Inc.*	21,985	248,650
Aerie Pharmaceuticals, Inc.*	6,702	120,368
Akorn, Inc.*	54,451	1,341,128
Alimera Sciences, Inc.*	16,353	77,023
Ampio Pharmaceuticals, Inc.*	29,378	209,465
Aratana Therapeutics, Inc.*	6,131	117,102
Auxilium Pharmaceuticals, Inc.*	46,207	958,333
AVANIR Pharmaceuticals, Inc., Class A*	135,070	453,835
BioDelivery Sciences International, Inc.*	28,559	168,213
Cadence Pharmaceuticals, Inc.*	57,679	521,995
Cempra, Inc.*	17,629	218,423
Corcept Therapeutics, Inc.*	48,620	156,556
Cornerstone Therapeutics, Inc.*	7,822	74,231
Depomed, Inc.*	52,760	558,201
Endocyte, Inc.*	29,116	311,250
Hi-Tech Pharmacal Co., Inc.*	10,345	448,870
Horizon Pharma, Inc.*	48,526	369,768
Impax Laboratories, Inc.*	64,060	1,610,468
Lannett Co., Inc.*	17,283	572,067
Medicines Co.*	59,146	2,284,219
Nektar Therapeutics*	107,860	1,224,211
Omeros Corp.*	28,191	318,276
Omthera Pharmaceuticals, Inc.*†(b)	4,193	2,516
Pacira Pharmaceuticals, Inc.*	25,738	1,479,678
Pernix Therapeutics Holdings*	16,543	41,688
Pozen, Inc.*	25,262	203,107
Questcor Pharmaceuticals, Inc.	48,497	2,640,662
Relypsa, Inc.*	5,360	134,000
Repros Therapeutics, Inc.*	21,224	388,399
Sagent Pharmaceuticals, Inc.*	17,281	438,592
Santarus, Inc.*	51,836	1,656,679
Sciclone Pharmaceuticals, Inc.*	51,053	257,307
Sucampo Pharmaceuticals, Inc., Class A*	13,264	124,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Supernus Pharmaceuticals, Inc.*	14,593	$110,031
TherapeuticsMD, Inc.*	81,100	422,531
ViroPharma, Inc.*	61,717	3,076,592
Vivus, Inc.*	94,119	854,601
XenoPort, Inc.*	41,683	239,677
Zogenix, Inc.*	90,755	312,197

		24,745,591

Total Health Care		204,687,069

Industrials (10.3%)
Aerospace & Defense (1.3%)
AAR Corp.	37,009	1,036,622
Aerovironment, Inc.*	17,330	504,823
American Science & Engineering, Inc.	7,606	546,947
API Technologies Corp.*	29,481	100,530
Astronics Corp.*	14,124	720,324
Cubic Corp.	18,695	984,479
Curtiss-Wright Corp.	43,665	2,717,273
DigitalGlobe, Inc.*	69,661	2,866,550
Ducommun, Inc.*	10,150	302,571
Engility Holdings, Inc.*	15,878	530,325
Erickson Air-Crane, Inc.*	3,754	78,046
Esterline Technologies Corp.*	29,237	2,981,004
GenCorp, Inc.*	56,631	1,020,491
HEICO Corp.	62,004	3,593,132
Innovative Solutions & Support, Inc.*	12,361	90,112
KEYW Holding Corp.*	30,315	407,433
Kratos Defense & Security Solutions, Inc.*	41,554	319,135
LMI Aerospace, Inc.*	9,665	142,462
Moog, Inc., Class A*	42,323	2,875,425
National Presto Industries, Inc.*	4,313	347,196
Orbital Sciences Corp.*	55,959	1,303,845
Sparton Corp.*	9,683	270,640
Taser International, Inc.*	47,768	758,556
Teledyne Technologies, Inc.*	34,930	3,208,670

		27,706,591

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	48,031	388,571
Atlas Air Worldwide Holdings, Inc.*	24,062	990,151
Echo Global Logistics, Inc.*	16,920	363,442
Forward Air Corp.	28,095	1,233,651
Hub Group, Inc., Class A*	34,552	1,377,934
Pacer International, Inc.*	33,350	275,471
Park-Ohio Holdings Corp.*	7,966	417,418
UTi Worldwide, Inc.	84,659	1,486,612
XPO Logistics, Inc.*	27,531	723,790

		7,257,040

Airlines (0.3%)
Allegiant Travel Co.	14,011	1,477,320
Hawaiian Holdings, Inc.*	48,489	466,949
JetBlue Airways Corp.*	217,047	1,855,752
Republic Airways Holdings, Inc.*	46,018	491,932
SkyWest, Inc.	48,276	715,933
Spirit Airlines, Inc.*	56,350	$2,558,854

		7,566,740

Building Products (0.5%)
AAON, Inc.	26,015	831,179
American Woodmark Corp.*	9,266	366,285
Apogee Enterprises, Inc.	26,804	962,532
Builders FirstSource, Inc.*	41,497	296,289
Gibraltar Industries, Inc.*	28,264	525,428
Griffon Corp.	41,673	550,500
Insteel Industries, Inc.	16,712	379,864
NCI Building Systems, Inc.*	19,127	335,488
Norcraft Cos., Inc.*	6,397	125,509
Nortek, Inc.*	8,377	624,924
Patrick Industries, Inc.*	6,137	177,543
PGT, Inc.*	30,896	312,668
Ply Gem Holdings, Inc.*	14,798	266,808
Quanex Building Products Corp.	34,475	686,742
Simpson Manufacturing Co., Inc.	37,851	1,390,267
Trex Co., Inc.*	16,074	1,278,365
Universal Forest Products, Inc.	18,552	967,301
USG Corp.*	71,676	2,034,165

		12,111,857

Commercial Services & Supplies (1.5%)
ABM Industries, Inc.	50,958	1,456,889
ACCO Brands Corp.*	106,565	716,117
Acorn Energy, Inc.	20,076	81,709
ARC Document Solutions, Inc.*	34,960	287,371
Brink’s Co.	44,614	1,523,122
Casella Waste Systems, Inc., Class A*	36,597	212,263
CECO Environmental Corp.	15,713	254,079
Cenveo, Inc.*	52,193	179,544
CompX International, Inc.	253	3,562
Consolidated Graphics, Inc.*	6,762	456,029
Costa, Inc.*	8,940	194,266
Courier Corp.	10,846	196,204
Deluxe Corp.	47,493	2,478,660
EnerNOC, Inc.*	24,490	421,473
Ennis, Inc.	24,716	437,473
G&K Services, Inc., Class A	18,236	1,134,826
Healthcare Services Group, Inc.	64,084	1,818,063
Heritage-Crystal Clean, Inc.*	8,264	169,330
Herman Miller, Inc.	54,766	1,616,692
HNI Corp.	42,472	1,649,188
InnerWorkings, Inc.*	41,460	322,974
Interface, Inc.	55,442	1,217,506
Intersections, Inc.	9,430	73,460
Kimball International, Inc., Class B	30,209	454,041
Knoll, Inc.	45,306	829,553
McGrath RentCorp	23,647	941,151
Mine Safety Appliances Co.	26,562	1,360,240
Mobile Mini, Inc.*	35,739	1,471,732
Multi-Color Corp.	11,241	424,235
NL Industries, Inc.	6,177	69,059
Performant Financial Corp.*	20,810	214,343
Quad/Graphics, Inc.	23,217	632,199
Schawk, Inc.	12,605	187,436
SP Plus Corp.*	14,309	372,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Steelcase, Inc., Class A	78,769	$1,249,276
Swisher Hygiene, Inc.*	106,859	54,936
Team, Inc.*	19,353	819,406
Tetra Tech, Inc.*	60,714	1,698,778
TRC Cos., Inc.*	15,130	108,028
U.S. Ecology, Inc.	19,835	737,664
UniFirst Corp.	13,663	1,461,941
United Stationers, Inc.	37,752	1,732,439
Viad Corp.	18,833	523,181
West Corp.	20,505	527,184

		32,770,229

Construction & Engineering (0.6%)
Aegion Corp.*	36,605	801,283
Ameresco, Inc., Class A*	18,297	176,749
Argan, Inc.	13,023	358,914
Comfort Systems USA, Inc.	34,632	671,515
Dycom Industries, Inc.*	30,908	858,933
EMCOR Group, Inc.	62,585	2,656,107
Furmanite Corp.*	35,070	372,443
Granite Construction, Inc.	36,253	1,268,130
Great Lakes Dredge & Dock Corp.*	55,272	508,502
Layne Christensen Co.*	18,332	313,111
MasTec, Inc.*	55,581	1,818,610
MYR Group, Inc.*	19,641	492,596
Northwest Pipe Co.*	8,745	330,211
Orion Marine Group, Inc.*	25,617	308,173
Pike Corp.*	25,643	271,047
Primoris Services Corp.	33,036	1,028,411
Sterling Construction Co., Inc.*	15,335	179,880
Tutor Perini Corp.*	34,463	906,377

		13,320,992

Electrical Equipment (1.1%)
Acuity Brands, Inc.	40,010	4,373,893
American Superconductor Corp.*	43,637	71,565
AZZ, Inc.	23,834	1,164,529
Brady Corp., Class A	43,131	1,334,042
Capstone Turbine Corp.*	285,171	367,870
Coleman Cable, Inc.	8,208	215,214
Encore Wire Corp.	19,276	1,044,759
EnerSys, Inc.	44,977	3,152,438
Enphase Energy, Inc.*	15,473	98,099
Franklin Electric Co., Inc.	44,206	1,973,356
FuelCell Energy, Inc.*	146,754	206,923
Generac Holdings, Inc.	48,061	2,722,175
General Cable Corp.	46,365	1,363,595
Global Power Equipment Group, Inc.	15,987	312,866
GrafTech International Ltd.*	109,326	1,227,731
II-VI, Inc.*	47,873	842,565
LSI Industries, Inc.	20,084	174,128
Polypore International, Inc.*	43,598	1,695,962
Powell Industries, Inc.	8,577	574,573
Power Solutions International, Inc.*	1,900	142,690
PowerSecure International, Inc.*	19,959	342,696
Preformed Line Products Co.	2,388	174,706
Revolution Lighting Technologies, Inc.*	29,228	$100,106
Thermon Group Holdings, Inc.*	25,436	695,166
Vicor Corp.*	16,573	222,410

		24,594,057

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	33,917	1,395,345

Machinery (2.4%)
Accuride Corp.*	38,165	142,355
Actuant Corp., Class A	68,466	2,508,594
Alamo Group, Inc.	6,539	396,852
Albany International Corp., Class A	26,207	941,617
Altra Industrial Motion Corp.	25,083	858,340
American Railcar Industries, Inc.	8,733	399,535
Ampco-Pittsburgh Corp.	7,877	153,208
Astec Industries, Inc.	19,123	738,721
Barnes Group, Inc.	50,182	1,922,472
Blount International, Inc.*	46,161	667,950
Briggs & Stratton Corp.	45,000	979,200
Chart Industries, Inc.*	28,335	2,709,959
CIRCOR International, Inc.	16,401	1,324,873
CLARCOR, Inc.	46,401	2,985,904
Columbus McKinnon Corp.*	18,119	491,750
Commercial Vehicle Group, Inc.*	22,436	163,110
Douglas Dynamics, Inc.	20,966	352,648
Dynamic Materials Corp.	12,744	277,055
Energy Recovery, Inc.*	42,204	234,654
EnPro Industries, Inc.*	19,507	1,124,579
ESCO Technologies, Inc.	24,742	847,661
ExOne Co.*	6,107	369,229
Federal Signal Corp.*	58,082	850,901
Flow International Corp.*	46,033	185,973
FreightCar America, Inc.	11,341	301,897
Global Brass & Copper Holdings, Inc.	7,655	126,690
Gorman-Rupp Co.	17,554	586,830
Graham Corp.	9,187	333,396
Greenbrier Cos., Inc.*	22,940	753,350
Hardinge, Inc.	11,109	160,747
Hurco Cos., Inc.	6,010	150,310
Hyster-Yale Materials Handling, Inc.	9,761	909,335
John Bean Technologies Corp.	26,915	789,417
Kadant, Inc.	10,428	422,543
L.B. Foster Co., Class A	9,529	450,626
Lindsay Corp.	12,048	996,972
Lydall, Inc.*	16,025	282,360
Manitex International, Inc.*	12,653	200,930
Meritor, Inc.*	91,029	949,432
Middleby Corp.*	17,563	4,214,593
Miller Industries, Inc.	10,222	190,436
Mueller Industries, Inc.	26,254	1,654,265
Mueller Water Products, Inc., Class A	147,061	1,377,962
NN, Inc.	15,808	319,164
Omega Flex, Inc.	2,318	47,426
PMFG, Inc.*	19,618	177,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Proto Labs, Inc.*	16,017	$1,140,090
RBC Bearings, Inc.*	21,476	1,519,427
Rexnord Corp.*	27,889	753,282
Standex International Corp.	11,768	739,972
Sun Hydraulics Corp.	20,182	824,031
Tecumseh Products Co., Class A*	17,463	158,040
Tennant Co.	17,155	1,163,281
Titan International, Inc.	50,160	901,877
Trimas Corp.*	41,856	1,669,636
Twin Disc, Inc.	7,953	205,903
Wabash National Corp.*	63,945	789,721
Watts Water Technologies, Inc., Class A	26,588	1,645,000
Woodward, Inc.	64,173	2,926,931
Xerium Technologies, Inc.*	10,449	172,304

		51,632,859

Marine (0.1%)
International Shipholding Corp.	5,211	153,724
Matson, Inc.	39,947	1,043,016
Ultrapetrol Bahamas Ltd.*	19,613	73,353

		1,270,093

Professional Services (1.0%)
Acacia Research Corp.	46,540	676,692
Advisory Board Co.*	33,164	2,111,552
Barrett Business Services, Inc.	6,555	607,911
CBIZ, Inc.*	33,222	302,985
CDI Corp.	12,879	238,648
Corporate Executive Board Co.	31,392	2,430,682
CRA International, Inc.*	9,388	185,882
Exponent, Inc.	12,328	954,680
Franklin Covey Co.*	8,270	164,408
FTI Consulting, Inc.*	37,606	1,547,111
GP Strategies Corp.*	13,672	407,289
Heidrick & Struggles International, Inc.	16,707	336,479
Huron Consulting Group, Inc.*	21,712	1,361,777
ICF International, Inc.*	18,378	637,900
Insperity, Inc.	21,011	759,127
Kelly Services, Inc., Class A	25,069	625,221
Kforce, Inc.	24,535	501,986
Korn/Ferry International*	45,359	1,184,777
Mistras Group, Inc.*	14,976	312,699
Navigant Consulting, Inc.*	47,317	908,486
Odyssey Marine Exploration, Inc.*	75,266	152,037
On Assignment, Inc.*	42,734	1,492,271
Pendrell Corp.*	147,072	295,615
Resources Connection, Inc.	37,909	543,236
RPX Corp.*	30,432	514,301
TrueBlue, Inc.*	37,860	976,031
VSE Corp.	3,850	184,838
WageWorks, Inc.*	23,324	1,386,379

		21,801,000

Road & Rail (0.4%)
Arkansas Best Corp.	23,936	806,164
Celadon Group, Inc.	18,728	364,821
Heartland Express, Inc.	42,815	840,030
Knight Transportation, Inc.	55,002	1,008,737

Marten Transport Ltd.	22,150	$447,209
Patriot Transportation Holding, Inc.*	6,021	249,932
Quality Distribution, Inc.*	19,903	255,355
Roadrunner Transportation Systems, Inc.*	16,807	452,949
Saia, Inc.*	22,539	722,375
Swift Transportation Co.*	78,380	1,740,820
Universal Truckload Services, Inc.	4,984	152,062
Werner Enterprises, Inc.	42,584	1,053,102
YRC Worldwide, Inc.*	9,914	172,206

		8,265,762

Trading Companies & Distributors (0.7%)
Aceto Corp.	25,521	638,280
Aircastle Ltd.	63,936	1,225,014
Applied Industrial Technologies, Inc.	39,402	1,934,244
Beacon Roofing Supply, Inc.*	45,513	1,833,264
BlueLinx Holdings, Inc.*	29,419	57,367
CAI International, Inc.*	16,363	385,676
DXP Enterprises, Inc.*	8,820	1,016,064
H&E Equipment Services, Inc.*	27,747	822,144
Houston Wire & Cable Co.	16,902	226,149
Kaman Corp.	25,297	1,005,050
Rush Enterprises, Inc., Class A*	32,385	960,215
TAL International Group, Inc.	31,770	1,822,009
Textainer Group Holdings Ltd.	20,259	814,817
Titan Machinery, Inc.*	15,988	284,906
Watsco, Inc.	24,006	2,306,016

		15,331,215

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	38,802	850,540

Total Industrials		225,874,320

Information Technology (12.6%)
Communications Equipment (1.3%)
ADTRAN, Inc.	55,340	1,494,733
Alliance Fiber Optic Products, Inc.	10,684	160,794
Anaren, Inc.*	10,840	303,412
Applied Optoelectronics, Inc.*	3,483	52,280
ARRIS Group, Inc.*	108,720	2,648,963
Aruba Networks, Inc.*	106,621	1,908,516
Aviat Networks, Inc.*	57,568	130,104
Bel Fuse, Inc., Class B	9,175	195,519
Black Box Corp.	14,754	439,669
CalAmp Corp.*	32,544	910,256
Calix, Inc.*	37,448	360,999
Ciena Corp.*	94,865	2,270,119
Comtech Telecommunications Corp.	15,915	501,641
Digi International, Inc.*	23,871	289,316
Emulex Corp.*	75,434	540,107
Extreme Networks, Inc.*	86,562	605,934
Finisar Corp.*	87,280	2,087,738
Harmonic, Inc.*	95,200	702,576
Infinera Corp.*	108,167	1,057,873
InterDigital, Inc.	38,641	1,139,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Ixia*	53,197	$708,052
KVH Industries, Inc.*	14,407	187,723
NETGEAR, Inc.*	36,151	1,190,814
Numerex Corp., Class A*	13,167	170,513
Oplink Communications, Inc.*	17,925	333,405
Parkervision, Inc.*	82,521	375,471
PC-Tel, Inc.	17,223	164,824
Plantronics, Inc.	40,378	1,875,558
Procera Networks, Inc.*	19,137	287,438
Ruckus Wireless, Inc.*	43,066	611,537
ShoreTel, Inc.*	55,607	516,033
Sonus Networks, Inc.*	202,222	636,999
Tessco Technologies, Inc.	5,218	210,390
Ubiquiti Networks, Inc.*	11,719	538,605
ViaSat, Inc.*	36,941	2,314,354
Westell Technologies, Inc., Class A*	41,330	167,386

		28,089,174

Computers & Peripherals (0.3%)
Avid Technology, Inc.*	28,811	234,810
Cray, Inc.*	36,911	1,013,576
Datalink Corp.*	17,764	193,628
Electronics for Imaging, Inc.*	43,373	1,679,836
Fusion-io, Inc.*	76,152	678,514
Hutchinson Technology, Inc.*	22,813	73,002
Imation Corp.*	31,338	146,662
Immersion Corp.*	26,715	277,302
QLogic Corp.*	83,541	988,290
Quantum Corp.*	195,869	235,043
Silicon Graphics International Corp.*	31,545	423,018
Super Micro Computer, Inc.*	30,178	517,854
Synaptics, Inc.*	30,380	1,573,988
Violin Memory, Inc.*	16,178	64,065

		8,099,588

Electronic Equipment, Instruments & Components (1.9%)
Aeroflex Holding Corp.*	18,219	118,424
Agilysys, Inc.*	13,412	186,695
Anixter International, Inc.	25,165	2,260,824
Audience, Inc.*	9,134	106,320
Badger Meter, Inc.	13,366	728,447
Belden, Inc.	41,102	2,895,636
Benchmark Electronics, Inc.*	50,553	1,166,763
Checkpoint Systems, Inc.*	38,218	602,698
Cognex Corp.*	81,130	3,097,543
Coherent, Inc.*	22,698	1,688,504
Control4 Corp.*	4,069	72,021
CTS Corp.	31,208	621,351
Daktronics, Inc.	34,334	538,357
DTS, Inc.*	16,915	405,622
Electro Rent Corp.	17,717	328,119
Electro Scientific Industries, Inc.	22,454	234,869
Fabrinet*	26,473	544,285
FARO Technologies, Inc.*	16,050	935,715
FEI Co.	38,993	3,484,414
Gerber Scientific, Inc. (Escrow Shares)*†(b)	14,176	—
GSI Group, Inc.*	28,645	321,970
Insight Enterprises, Inc.*	40,593	921,867
InvenSense, Inc.*	53,216	1,105,828

Itron, Inc.*	36,878	$1,527,856
Kemet Corp.*	41,057	231,561
Littelfuse, Inc.	20,597	1,914,079
Maxwell Technologies, Inc.*	28,097	218,314
Measurement Specialties, Inc.*	14,511	880,673
Mercury Systems, Inc.*	30,623	335,322
Mesa Laboratories, Inc.	2,420	190,164
Methode Electronics, Inc.	34,538	1,180,854
MTS Systems Corp.	14,700	1,047,375
Multi-Fineline Electronix, Inc.*	8,101	112,523
Neonode, Inc.*	25,790	162,993
Newport Corp.*	36,391	657,585
OSI Systems, Inc.*	18,657	990,873
Park Electrochemical Corp.	19,349	555,703
PC Connection, Inc.	8,503	211,300
Plexus Corp.*	31,771	1,375,367
RadiSys Corp.*	21,446	49,111
RealD, Inc.*	37,820	322,983
Richardson Electronics Ltd.	9,904	112,509
Rofin-Sinar Technologies, Inc.*	26,386	712,950
Rogers Corp.*	15,915	978,773
Sanmina Corp.*	77,086	1,287,336
ScanSource, Inc.*	26,001	1,103,222
SYNNEX Corp.*	24,581	1,656,759
TTM Technologies, Inc.*	50,090	429,772
Uni-Pixel, Inc.*	9,343	93,523
Universal Display Corp.*	37,607	1,292,177
Viasystems Group, Inc.*	3,312	45,308
Vishay Precision Group, Inc.*	11,492	171,116
Zygo Corp.*	15,570	230,125

		42,444,478

Internet Software & Services (2.2%)
Angie’s List, Inc.*	39,986	605,788
Bankrate, Inc.*	43,511	780,587
Bazaarvoice, Inc.*	46,091	365,041
Benefitfocus, Inc.*	4,639	267,856
Blucora, Inc.*	38,070	1,110,121
Brightcove, Inc.*	26,122	369,365
Carbonite, Inc.*	11,413	135,016
ChannelAdvisor Corp.*	5,790	241,501
Chegg, Inc.*	13,498	114,868
comScore, Inc.*	33,603	961,382
Constant Contact, Inc.*	28,564	887,483
Cornerstone OnDemand, Inc.*	37,783	2,015,345
CoStar Group, Inc.*	26,656	4,920,164
Cvent, Inc.*	5,924	215,574
Dealertrack Technologies, Inc.*	40,610	1,952,529
Demand Media, Inc.*	34,772	200,634
Demandware, Inc.*	17,179	1,101,517
Dice Holdings, Inc.*	36,065	261,471
Digital River, Inc.*	31,158	576,423
E2open, Inc.*	13,665	326,730
EarthLink Holdings Corp.	97,718	495,430
eGain Corp.*	12,395	126,925
Endurance International Group Holdings, Inc.*	14,444	204,816
Envestnet, Inc.*	21,135	851,740
Global Eagle Entertainment, Inc.*	21,202	315,274
Gogo, Inc.*	10,173	252,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Internap Network Services Corp.*	50,660	$380,963
IntraLinks Holdings, Inc.*	35,715	432,509
j2 Global, Inc.	42,972	2,149,030
Limelight Networks, Inc.*	49,968	98,937
Liquidity Services, Inc.*	23,474	531,921
LivePerson, Inc.*	51,633	765,201
LogMeIn, Inc.*	22,640	759,572
Marchex, Inc., Class B*	21,360	184,764
Marin Software, Inc.*	8,866	90,788
Marketo, Inc.*	6,771	251,001
Millennial Media, Inc.*	34,282	249,230
Monster Worldwide, Inc.*	98,106	699,496
Move, Inc.*	37,425	598,426
Net Element International, Inc.*	1,800	7,866
NIC, Inc.	60,484	1,504,237
OpenTable, Inc.*	21,315	1,691,772
Perficient, Inc.*	31,611	740,330
QuinStreet, Inc.*	29,520	256,529
RealNetworks, Inc.*	20,100	151,755
Reis, Inc.*	8,049	154,782
Responsys, Inc.*	34,665	950,168
Rocket Fuel, Inc.*	4,519	277,873
SciQuest, Inc.*	21,306	606,795
Shutterstock, Inc.*	6,895	576,629
Spark Networks, Inc.*	16,467	101,437
SPS Commerce, Inc.*	14,837	968,856
Stamps.com, Inc.*	12,260	516,146
support.com, Inc.*	47,755	180,991
TechTarget, Inc.*	9,844	67,530
Textura Corp.*	5,124	153,413
Travelzoo, Inc.*	7,592	161,861
Tremor Video, Inc.*	5,995	34,771
Trulia, Inc.*	25,968	915,891
United Online, Inc.	12,635	173,858
Unwired Planet, Inc.*	30,709	42,378
ValueClick, Inc.*	62,505	1,460,742
VistaPrint N.V.*	30,464	1,731,878
Vocus, Inc.*	17,331	197,400
Web.com Group, Inc.*	39,228	1,247,058
WebMD Health Corp.*	26,583	1,050,029
Wix.com Ltd.*	7,614	204,436
XO Group, Inc.*	25,294	375,869
Xoom Corp.*	7,727	211,488
Yelp, Inc.*	30,314	2,090,150
YuMe, Inc.*	4,971	37,034
Zillow, Inc., Class A*	21,809	1,782,450
Zix Corp.*	59,275	270,294

		47,742,506

IT Services (1.6%)
Acxiom Corp.*	68,970	2,550,511
Blackhawk Network Holdings, Inc.*	10,823	273,389
CACI International, Inc., Class A*	21,516	1,575,401
Cardtronics, Inc.*	41,880	1,819,686
Cass Information Systems, Inc.	9,657	650,399
CIBER, Inc.*	70,622	292,375
Computer Task Group, Inc.	14,709	278,000
Convergys Corp.	97,804	2,058,774
CSG Systems International, Inc.	31,789	934,597

EPAM Systems, Inc.*	20,416	$713,335
Euronet Worldwide, Inc.*	46,494	2,224,738
EVERTEC, Inc.	27,808	685,745
ExlService Holdings, Inc.*	30,676	847,271
Forrester Research, Inc.	11,642	445,423
Global Cash Access Holdings, Inc.*	62,735	626,723
Hackett Group, Inc.	24,398	151,511
Heartland Payment Systems, Inc.	33,925	1,690,822
Higher One Holdings, Inc.*	30,098	293,756
iGATE Corp.*	32,492	1,304,879
Lionbridge Technologies, Inc.*	55,227	329,153
Luxoft Holding, Inc.*	4,243	161,149
ManTech International Corp., Class A	22,160	663,249
MAXIMUS, Inc.	63,840	2,808,322
ModusLink Global Solutions, Inc.*	34,257	196,293
MoneyGram International, Inc.*	20,029	416,203
Planet Payment, Inc.*	40,600	112,868
PRGX Global, Inc.*	27,186	182,690
Sapient Corp.*	103,066	1,789,226
ServiceSource International, Inc.*	57,694	483,476
Sykes Enterprises, Inc.*	36,537	796,872
Syntel, Inc.*	14,394	1,309,134
TeleTech Holdings, Inc.*	18,461	441,956
Unisys Corp.*	41,592	1,396,243
Virtusa Corp.*	19,098	727,443
WEX, Inc.*	36,252	3,590,035

		34,821,647

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Energy Industries, Inc.*	36,848	842,345
Alpha & Omega Semiconductor Ltd.*	15,982	123,221
Ambarella, Inc.*	17,212	584,003
Amkor Technology, Inc.*	63,935	391,922
ANADIGICS, Inc.*	79,042	145,437
Applied Micro Circuits Corp.*	68,225	912,851
ATMI, Inc.*	29,801	900,288
Axcelis Technologies, Inc.*	103,208	251,828
Brooks Automation, Inc.	61,827	648,565
Cabot Microelectronics Corp.*	21,583	986,343
Cavium, Inc.*	48,006	1,656,687
CEVA, Inc.*	20,498	311,980
Cirrus Logic, Inc.*	59,112	1,207,658
Cohu, Inc.	23,275	244,388
Cypress Semiconductor Corp.*	137,816	1,447,068
Diodes, Inc.*	33,683	793,571
DSP Group, Inc.*	18,361	178,285
Entegris, Inc.*	130,124	1,509,438
Entropic Communications, Inc.*	83,513	393,346
Exar Corp.*	35,321	416,435
FormFactor, Inc.*	49,505	298,020
GSI Technology, Inc.*	19,030	126,359
GT Advanced Technologies, Inc.*	124,904	1,089,163
Hittite Microwave Corp.*	29,497	1,820,850
Inphi Corp.*	24,938	321,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Integrated Device Technology, Inc.*	122,983	$1,253,197
Integrated Silicon Solution, Inc.*	26,564	321,159
Intermolecular, Inc.*	16,367	80,526
International Rectifier Corp.*	64,809	1,689,571
Intersil Corp., Class A	118,958	1,364,448
IXYS Corp.	22,588	292,966
Kopin Corp.*	62,088	262,011
Lattice Semiconductor Corp.*	108,073	595,482
LTX-Credence Corp.*	45,107	360,405
MA-COM Technology Solutions Holdings, Inc.*	9,931	168,728
MaxLinear, Inc., Class A*	21,818	227,562
Micrel, Inc.	44,197	436,224
Microsemi Corp.*	86,834	2,166,508
MKS Instruments, Inc.	49,433	1,480,024
Monolithic Power Systems, Inc.*	34,431	1,193,378
MoSys, Inc.*	44,472	245,485
Nanometrics, Inc.*	21,880	416,814
NeoPhotonics Corp.*	19,074	134,662
NVE Corp.*	4,593	267,680
OmniVision Technologies, Inc.*	50,438	867,534
PDF Solutions, Inc.*	23,450	600,789
Peregrine Semiconductor Corp.*	25,161	186,443
Pericom Semiconductor Corp.*	21,137	187,274
Photronics, Inc.*	56,681	511,829
PLX Technology, Inc.*	42,125	277,183
PMC-Sierra, Inc.*	190,488	1,224,838
Power Integrations, Inc.	27,091	1,512,220
Rambus, Inc.*	104,108	985,903
RF Micro Devices, Inc.*	262,646	1,355,253
Rubicon Technology, Inc.*	16,156	160,752
Rudolph Technologies, Inc.*	31,098	365,091
Semtech Corp.*	62,997	1,592,564
Sigma Designs, Inc.*	28,721	135,563
Silicon Image, Inc.*	71,953	442,511
Spansion, Inc., Class A*	44,135	613,035
SunEdison, Inc.*	248,927	3,248,497
SunPower Corp.*	38,493	1,147,476
Supertex, Inc.*	9,211	230,736
Tessera Technologies, Inc.	49,232	970,363
TriQuint Semiconductor, Inc.*	152,574	1,272,467
Ultra Clean Holdings, Inc.*	22,452	225,194
Ultratech, Inc.*	26,148	758,292
Veeco Instruments, Inc.*	36,594	1,204,309

		50,634,697

Software (3.0%)
Accelrys, Inc.*	52,886	504,532
ACI Worldwide, Inc.*	37,223	2,419,495
Actuate Corp.*	44,926	346,379
Advent Software, Inc.	30,468	1,066,075
American Software, Inc., Class A	22,620	223,259
Aspen Technology, Inc.*	87,475	3,656,455
AVG Technologies N.V.*	22,543	387,965
Barracuda Networks, Inc.*	3,721	147,649
Blackbaud, Inc.	42,764	1,610,065
Bottomline Technologies (de), Inc.*	35,340	1,277,894
BroadSoft, Inc.*	26,237	717,320
Callidus Software, Inc.*	37,210	$510,893
CommVault Systems, Inc.*	43,434	3,252,338
Comverse, Inc.*	20,811	807,467
Covisint Corp.*	6,229	78,174
Cyan, Inc.*	7,760	41,050
Digimarc Corp.	5,906	113,750
Ebix, Inc.	29,036	427,410
Ellie Mae, Inc.*	24,696	663,582
EPIQ Systems, Inc.	29,685	481,194
ePlus, Inc.*	3,226	183,366
Fair Isaac Corp.	33,495	2,104,826
FleetMatics Group plc*	16,163	699,050
Gigamon, Inc.*	7,064	198,357
Glu Mobile, Inc.*	59,963	233,256
Guidance Software, Inc.*	15,821	159,792
Guidewire Software, Inc.*	45,559	2,235,580
Imperva, Inc.*	18,902	909,753
Infoblox, Inc.*	49,397	1,631,089
Interactive Intelligence Group, Inc.*	14,451	973,419
Jive Software, Inc.*	36,959	415,789
Manhattan Associates, Inc.*	18,162	2,133,672
Mavenir Systems, Inc.*	4,684	52,273
Mentor Graphics Corp.	89,076	2,144,059
MicroStrategy, Inc., Class A*	8,454	1,050,325
Mitek Systems, Inc.*	23,814	141,455
Model N, Inc.*	7,822	92,221
Monotype Imaging Holdings, Inc.	35,670	1,136,446
NetScout Systems, Inc.*	33,679	996,562
Pegasystems, Inc.	16,342	803,700
Progress Software Corp.*	48,604	1,255,441
Proofpoint, Inc.*	21,227	704,100
PROS Holdings, Inc.*	20,952	835,985
PTC, Inc.*	111,714	3,953,558
QAD, Inc., Class A	5,035	88,918
QAD, Inc., Class B	249	3,989
Qlik Technologies, Inc.*	81,371	2,166,910
Qualys, Inc.*	14,326	331,074
Rally Software Development Corp.*	6,687	130,062
RealPage, Inc.*	43,646	1,020,444
Rosetta Stone, Inc.*	11,234	137,280
Sapiens International Corp. N.V.	17,385	134,038
SeaChange International, Inc.*	31,083	377,969
Silver Spring Networks, Inc.*	5,757	120,897
SS&C Technologies Holdings, Inc.*	54,387	2,407,169
Synchronoss Technologies, Inc.*	27,140	843,240
Take-Two Interactive Software, Inc.*	75,691	1,314,753
Tangoe, Inc.*	29,236	526,540
TeleCommunication Systems, Inc., Class A*	44,858	104,071
Telenav, Inc.*	16,463	108,491
TiVo, Inc.*	118,540	1,555,245
Tyler Technologies, Inc.*	29,418	3,004,460
Ultimate Software Group, Inc.*	25,829	3,957,519
VASCO Data Security International, Inc.*	27,331	211,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Verint Systems, Inc.*	49,189	$2,112,176
VirnetX Holding Corp.*	39,503	766,753
Vringo, Inc.*	62,198	184,106

		65,384,393

Total Information Technology		277,216,483

Materials (3.5%)
Chemicals (1.7%)
A. Schulman, Inc.	27,552	971,484
Advanced Emissions Solutions, Inc.*	9,947	539,426
American Pacific Corp.*	5,577	207,799
American Vanguard Corp.	26,715	648,907
Arabian American Development Co.*	18,935	237,634
Axiall Corp.	65,249	3,095,413
Balchem Corp.	27,760	1,629,512
Calgon Carbon Corp.*	50,641	1,041,685
Chase Corp.	5,854	206,646
Chemtura Corp.*	91,751	2,561,688
Ferro Corp.*	67,530	866,410
Flotek Industries, Inc.*	44,643	895,985
FutureFuel Corp.	20,753	327,897
GSE Holding, Inc.*	6,878	14,237
H.B. Fuller Co.	46,955	2,443,538
Hawkins, Inc.	8,713	324,037
Innophos Holdings, Inc.	20,664	1,004,270
Innospec, Inc.	22,208	1,026,454
Intrepid Potash, Inc.*	51,169	810,517
KMG Chemicals, Inc.	7,620	128,702
Koppers Holdings, Inc.	19,450	889,838
Kraton Performance Polymers, Inc.*	30,420	701,181
Landec Corp.*	24,567	297,752
LSB Industries, Inc.*	17,922	735,160
Marrone Bio Innovations, Inc.*	4,911	87,318
Minerals Technologies, Inc.	32,529	1,954,017
Olin Corp.	75,292	2,172,174
OM Group, Inc.*	29,781	1,084,326
OMNOVA Solutions, Inc.*	44,572	406,051
Penford Corp.*	8,723	112,091
PolyOne Corp.	92,755	3,278,889
Quaker Chemical Corp.	12,261	944,955
Sensient Technologies Corp.	46,838	2,272,580
Stepan Co.	17,542	1,151,281
Taminco Corp.*	14,568	294,419
Tredegar Corp.	22,859	658,568
Zep, Inc.	21,187	384,756
Zoltek Cos., Inc.*	25,570	428,298

		36,835,895

Construction Materials (0.1%)
Headwaters, Inc.*	68,454	670,165
Texas Industries, Inc.*	20,322	1,397,747
United States Lime & Minerals, Inc.*	1,729	105,763
US Concrete, Inc.*	13,051	295,344

		2,469,019

Containers & Packaging (0.2%)
AEP Industries, Inc.*	4,118	217,554

Berry Plastics Group, Inc.*	51,838	$1,233,226
Graphic Packaging Holding Co.*	183,223	1,758,941
Myers Industries, Inc.	25,988	548,866
UFP Technologies, Inc.*	4,962	125,142

		3,883,729

Metals & Mining (1.0%)
A.M. Castle & Co.*	16,027	236,719
AK Steel Holding Corp.*	126,352	1,036,086
Allied Nevada Gold Corp.*	96,613	342,976
AMCOL International Corp.	26,059	885,485
Century Aluminum Co.*	47,871	500,731
Coeur Mining, Inc.*	94,352	1,023,719
Commercial Metals Co.	109,271	2,221,479
General Moly, Inc.*	55,055	73,774
Globe Specialty Metals, Inc.	60,646	1,092,234
Gold Resource Corp.	31,847	144,267
Handy & Harman Ltd.*	4,922	119,162
Haynes International, Inc.	11,472	633,713
Hecla Mining Co.	308,839	951,224
Horsehead Holding Corp.*	46,624	755,775
Kaiser Aluminum Corp.	17,599	1,236,154
Materion Corp.	19,208	592,567
Midway Gold Corp.*	103,025	83,450
Molycorp, Inc.*	139,212	782,371
Noranda Aluminum Holding Corp.	33,127	108,988
Olympic Steel, Inc.	8,501	246,359
Paramount Gold and Silver Corp.*	131,140	122,196
RTI International Metals, Inc.*	29,333	1,003,482
Schnitzer Steel Industries, Inc., Class A	23,911	781,172
Stillwater Mining Co.*	110,582	1,364,582
SunCoke Energy, Inc.*	65,537	1,494,899
U.S. Silica Holdings, Inc.	20,092	685,338
Universal Stainless & Alloy Products, Inc.*	6,411	231,181
Walter Energy, Inc.	58,304	969,596
Worthington Industries, Inc.	49,395	2,078,542

		21,798,221

Paper & Forest Products (0.5%)
Boise Cascade Co.*	11,642	343,206
Clearwater Paper Corp.*	19,669	1,032,623
Deltic Timber Corp.	10,433	708,818
KapStone Paper and Packaging Corp.*	38,137	2,130,333
Louisiana-Pacific Corp.*	130,207	2,410,132
Neenah Paper, Inc.	14,873	636,118
P.H. Glatfelter Co.	39,982	1,105,102
Resolute Forest Products, Inc.*	64,951	1,040,515
Schweitzer-Mauduit International, Inc.	29,320	1,509,100
Wausau Paper Corp.	46,227	586,158

		11,502,105

Total Materials		76,488,969

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
8x8, Inc.*	81,154	$824,525
Atlantic Tele-Network, Inc.	8,309	470,040
Cbeyond, Inc.*	23,618	162,964
Cincinnati Bell, Inc.*	195,118	694,620
Cogent Communications Group, Inc.	44,042	1,779,737
Consolidated Communications Holdings, Inc.	38,319	752,202
Fairpoint Communications, Inc.*	18,935	214,155
General Communication, Inc., Class A*	28,833	321,488
Hawaiian Telcom Holdco, Inc.*	9,114	267,678
HickoryTech Corp.	12,824	164,532
IDT Corp., Class B	14,299	255,523
inContact, Inc.*	49,863	389,430
Inteliquent, Inc.	30,640	349,909
Iridium Communications, Inc.*	60,626	379,519
Lumos Networks Corp.	14,508	304,668
magicJack VocalTec Ltd.*	17,902	213,392
ORBCOMM, Inc.*	34,163	216,593
Premiere Global Services, Inc.*	44,795	519,174
Straight Path Communications, Inc., Class B*	7,822	64,062
Towerstream Corp.*	63,372	187,581
Vonage Holdings Corp.*	144,220	480,253

		9,012,045

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	17,582	112,701
Leap Wireless International, Inc.*	50,236	874,106
NII Holdings, Inc.*	161,400	443,850
NTELOS Holdings Corp.	14,876	300,942
RingCentral, Inc., Class A*	7,785	143,010
Shenandoah Telecommunications Co.	22,598	580,091
USA Mobility, Inc.	20,554	293,511

		2,748,211

Total Telecommunication Services		11,760,256

Utilities (2.1%)
Electric Utilities (0.9%)
ALLETE, Inc.	37,497	1,870,350
Cleco Corp.	56,580	2,637,759
El Paso Electric Co.	37,643	1,321,646
Empire District Electric Co.	40,830	926,433
IDACORP, Inc.	46,976	2,435,236
MGE Energy, Inc.	21,613	1,251,393
NRG Yield, Inc., Class A	20,528	821,325
Otter Tail Corp.	34,169	1,000,127
PNM Resources, Inc.	73,965	1,784,036
Portland General Electric Co.	71,091	2,146,948
UIL Holdings Corp.	52,249	2,024,649
Unitil Corp.	13,313	405,913
UNS Energy Corp.	38,860	2,325,771

		20,951,586

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	9,108	$546,662
Delta Natural Gas Co., Inc.	6,246	139,786
Laclede Group, Inc.	31,136	1,417,933
New Jersey Resources Corp.	39,191	1,812,192
Northwest Natural Gas Co.	25,589	1,095,721
Piedmont Natural Gas Co., Inc.	71,020	2,355,023
South Jersey Industries, Inc.	30,004	1,679,024
Southwest Gas Corp.	43,287	2,420,176
WGL Holdings, Inc.	48,757	1,953,205

		13,419,722

Independent Power Producers & Energy Traders (0.2%)
Atlantic Power Corp.	112,497	391,490
Dynegy, Inc.*	92,867	1,998,498
Genie Energy Ltd., Class B*	11,536	117,783
Ormat Technologies, Inc.	16,268	442,652
Pattern Energy Group, Inc.	16,292	493,810

		3,444,233

Multi-Utilities (0.2%)
Avista Corp.	56,352	1,588,563
Black Hills Corp.	41,613	2,185,098
NorthWestern Corp.	35,534	1,539,333

		5,312,994

Water Utilities (0.2%)
American States Water Co.	36,100	1,037,153
Artesian Resources Corp., Class A	6,753	154,981
California Water Service Group	44,778	1,033,029
Connecticut Water Service, Inc.	10,163	360,888
Consolidated Water Co., Ltd.	14,077	198,486
Middlesex Water Co.	14,675	307,295
Pure Cycle Corp.*	16,393	103,768
SJW Corp.	14,641	436,155
York Water Co.	11,924	249,569

		3,881,324

Total Utilities		47,009,859

Total Common Stocks (71.0%) (Cost $1,248,911,076)		1,557,779,766

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14* (Cost $—)	128,044	20,487

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b)	16,544	$—

Total Warrants (0.0%) (Cost $—)		—

Total Investments (71.0%) (Cost $1,248,911,076)		1,557,800,253
Other Assets Less Liabilities (29.0%)		635,914,549

Net Assets (100%)		$2,193,714,802

*	Non-income producing.

†	Securities (totaling $51,782 or 0.0% of net assets) at fair value by management.
(b)	illiquid Security.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	5,466	March-14	$602,860,056	$634,821,240	$31,961,184

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$214,213,790	$—	$—		$214,213,790
Consumer Staples	60,964,401	—	—		60,964,401
Energy	84,877,537	—	49,266		84,926,803
Financials	354,637,816	—	—		354,637,816
Health Care	204,684,553	—	2,516		204,687,069
Industrials	225,874,320	—	—		225,874,320
Information Technology	277,216,483	—	—	(a)	277,216,483
Materials	76,488,969	—	—		76,488,969
Telecommunication Services	11,760,256	—	—		11,760,256
Utilities	47,009,859	—	—		47,009,859
Futures	31,961,184	—	—		31,961,184
Rights
Energy	20,487	—	—		20,487
Warrants
Energy	—	—	—	(a)	—

Total Assets	$1,589,709,655	$—	$51,782		$1,589,761,437

Total Liabilities	$—	$—	$—		$—

Total	$1,589,709,655	$—	$51,782		$1,589,761,437

(a)	Value is zero.

There	were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	31,961,184	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$31,961,184

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	152,341,913	—	—	152,341,913
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$152,341,913	$—	$—	$152,341,913

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	21,513,512	—	—	21,513,512
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$21,513,512	$—	$—	$21,513,512

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $532,768,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset undernetting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$31,961,184 (c	)	$—	$—	$31,961,184

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$505,638,038
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$177,353,918

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$351,663,818
Aggregate gross unrealized depreciation	(43,258,345)

Net unrealized appreciation	$308,405,473

Federal income tax cost of investments	$1,249,394,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,248,911,076)	$1,557,800,253
Cash	604,380,535
Cash held as collateral at broker	26,636,100
Due from broker for futures variation margin	2,622,180
Receivable from Separate Accounts for Trust shares sold	1,986,892
Dividends, interest and other receivables	1,916,617
Receivable for securities sold	15,160
Other assets	4,351

Total assets	2,195,362,088

LIABILITIES
Investment management fees payable	813,420
Payable to Separate Accounts for Trust shares redeemed	310,167
Administrative fees payable	282,003
Distribution fees payable - Class IB	161,512
Trustees’ fees payable	1,021
Accrued expenses	79,163

Total liabilities	1,647,286

NET ASSETS	$2,193,714,802

Net assets were comprised of:
Paid in capital	$1,844,340,274
Accumulated undistributed net investment income (loss)	5,836
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	8,518,331
Net unrealized appreciation (depreciation) on investments and futures	340,850,361

Net assets	$2,193,714,802

Class IA
Net asset value, offering and redemption price per share, $2,037 / 106 shares outstanding (unlimited amount authorized: $0.01 par value)†	$19.13

Class IB
Net asset value, offering and redemption price per share, $771,869,757 / 40,590,973 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.02

Class K
Net asset value, offering and redemption price per share, $1,421,843,008 / 74,365,131 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.12

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $9,212 foreign withholding tax)	$13,992,783
Interest	516,691

Total income	14,509,474

EXPENSES
Investment management fees	6,953,939
Administrative fees	2,372,066
Distribution fees - Class IB	981,212
Printing and mailing expenses	156,646
Custodian fees	103,000
Professional fees	63,707
Trustees’ fees	35,888
Distribution fees - Class IA	48
Miscellaneous	27,613

Total expenses	10,694,119

NET INVESTMENT INCOME (LOSS)	3,815,355

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	23,959,512
Futures	152,341,913
Foreign currency transactions	4,270

Net realized gain (loss)	176,305,695

Change in unrealized appreciation (depreciation) on:
Investments	264,601,609
Futures	21,513,512

Net change in unrealized appreciation (depreciation)	286,115,121

NET REALIZED AND UNREALIZED GAIN (LOSS)	462,420,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$466,236,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,815,355	$3,733,450
Net realized gain (loss) on investments, futures and foreign currency transactions	176,305,695	45,017,015
Net change in unrealized appreciation (depreciation) on investments and futures	286,115,121	50,806,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	466,236,171	99,556,910

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1)	(351)
Class IB	(341,698)	(156,077)
Class K	(3,994,114)	(3,860,535)

	(4,335,813)	(4,016,963)

Distributions from net realized capital gains
Class IA	(164)	(2,078)
Class IB	(63,522,986)	(927,870)
Class K	(112,966,597)	(10,504,216)

	(176,489,747)	(11,434,164)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(180,825,560)	(15,451,127)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 0 shares, respectively ]	—	—
Capital shares sold in-kind (Note 9)[ 0# and 0 shares, respectively ]	2	—
Capital shares issued in reinvestment of dividends and distributions [ 9 and 160 shares, respectively ]	165	2,429
Capital shares repurchased [ (10,711) and 0 shares, respectively ]	(173,912)	—

Total Class IA transactions	(173,745)	2,429

Class IB
Capital shares sold [ 1,837,062 and 1,313,622 shares, respectively ]	34,067,984	18,866,020
Capital shares sold in-kind (Note 9)[ 36,167,197 and 0 shares, respectively ]	668,524,945	—
Capital shares issued in reinvestment of dividends and distributions [ 3,461,662 and 71,828 shares, respectively ]	63,864,684	1,083,947
Capital shares repurchased [ (5,720,665) and (450,539) shares, respectively ]	(107,137,900)	(6,608,467)

Total Class IB transactions	659,319,713	13,341,500

Class K
Capital shares sold [ 21,419,464 and 21,900,560 shares, respectively ]	385,207,028	317,563,518
Capital shares sold in-kind (Note 9)[ 15 and 0 shares, respectively ]	281	—
Capital shares issued in reinvestment of dividends and distributions [ 6,303,093 and 947,228 shares, respectively ]	116,960,711	14,364,751
Capital shares repurchased [ (8,695,926) and (2,289,894) shares, respectively ]	(166,633,001)	(32,172,775)

Total Class K transactions	335,535,019	299,755,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	994,680,987	313,099,423

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,280,091,598	397,205,206
NET ASSETS:
Beginning of year	913,623,204	516,417,998

End of year (a)	$2,193,714,802	$913,623,204

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$5,836	$125,518

# Number of shares is less than 0.5.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					May 27, 2009* to December 31, 2009
Class IA	2013		2012	2011	2010
Net asset value, beginning of period	$15.18		$13.35	$15.29	$12.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)†(e)	0.04 (e)	0.03 (e)	0.07 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.70		2.02	(1.61)	3.00	2.72

Total from investment operations	5.62		2.06	(1.58)	3.07	2.75

Less distributions:
Dividends from net investment income	(0.01)		(0.03)	(0.04)	(0.04)	(0.01)
Distributions from net realized gains	(1.66)		(0.20)	(0.32)	(0.48)	—

Total dividends and distributions	(1.67)		(0.23)	(0.36)	(0.52)	(0.01)

Net asset value, end of period	$19.13		$15.18	$13.35	$15.29	$12.74

Total return (b)	37.49%		15.42%	(10.26)%	24.28%	27.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2		$164	$142	$305,664	$55,083
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88%		0.89%	0.68%	0.68%	0.69%
Before waivers and reimbursements (a)(f)	0.88%		0.89%	0.70%	0.74%	1.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.49)%		0.27%	0.16%	0.48%	0.39%
Before waivers and reimbursements (a)(f)	(0.49)%		0.27%	0.14%	0.43%	(0.83)%
Portfolio turnover rate (z)	19%		19%	17%	18%	9%

	Year Ended December 31,						October 29, 2009* to December 31, 2009
Class IB	2013	2012	2011		2010
Net asset value, beginning of period	$15.11	$13.28	$15.23		$12.68		$11.57

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.04 (e)	—	#(e)	0.06	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.56	2.02	(1.63)		2.97		1.10

Total from investment operations	5.58	2.06	(1.63)		3.03		1.11

Less distributions:
Dividends from net investment income	(0.01)	(0.03)	—	#	—	#	—
Distributions from net realized gains	(1.66)	(0.20)	(0.32)		(0.48)		—

Total dividends and distributions	(1.67)	(0.23)	(0.32)		(0.48)		—

Net asset value, end of period	$19.02	$15.11	$13.28		$15.23		$12.68

Total return (b)	37.40%	15.50%	(10.58)%		24.08%		9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$771,870	$73,210	$51,953		$25,972		$89
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88%	0.89%	0.93%		0.93%		0.94	%(c)
Before waivers and reimbursements (a)(f)	0.88%	0.89%	0.95	%(c)	0.99	%(c)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.13%	0.28%	0.01%		0.41%		0.55%
Before waivers and reimbursements (a)(f)	0.13%	0.28%	—	%‡‡	0.39%		(0.20)%
Portfolio turnover rate (z)	19%	19%	17%		18%		9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$15.18	$13.35	$12.84

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.61	2.01	0.53

Total from investment operations	5.66	2.09	0.55

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(1.66)	(0.20)	—

Total dividends and distributions	(1.72)	(0.26)	(0.04)

Net asset value, end of period	$19.12	$15.18	$13.35

Total return (b)	37.77%	15.71%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,421,843	$840,249	$464,323
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.63%	0.64%	0.67%
Before waivers and reimbursements (a)(f)	0.63%	0.64%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.29%	0.56%	0.42%
Before waivers and reimbursements (a)(f)	0.29%	0.56%	0.42%
Portfolio turnover rate (z)	19%	19%	17%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares**	21.16%	5.67%
Portfolio – Class K Shares***	21.41	13.27
MSCI EAFE Index	22.78	8.33
40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	23.45	7.58
VMI – Intl	22.66	8.55
VMI – International Proxy	23.67	8.51
** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.16% for the year ended December 31, 2013. The Portfolio’s benchmarks, the MSCI EAFE Index returned 22.78%, the 40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 23.45%, VMI — Intl returned 22.66% and VMI — International Proxy returned 23.67% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

World equity markets closed the year on a strong note, fuelled by signs that the global economy continued to improve, but at a pace sufficiently modest to allow most major central banks to maintain accommodative policies. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	16.3%
Industrials	8.3
Consumer Discretionary	7.6
Consumer Staples	7.0
Health Care	6.4
Materials	5.1
Energy	4.3
Telecommunication Services	3.6
Information Technology	2.9
Utilities	2.2
Cash and Other	36.3

100.0%

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,174.67	$4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.63	4.62
Class K
Actual	1,000.00	1,175.18	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.89	3.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.91% and 0.66%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.7%)
AGL Energy Ltd.	32,753	$439,555
ALS Ltd.	22,343	175,760
Alumina Ltd.*	150,650	149,985
Amcor Ltd.	71,815	676,504
AMP Ltd.	174,377	683,528
APA Group	49,275	263,986
Asciano Ltd.	58,099	298,809
ASX Ltd.	11,526	378,318
Aurizon Holdings Ltd.	120,866	526,656
Australia & New Zealand Banking Group Ltd.	163,197	4,696,511
Bank of Queensland Ltd.	16,260	176,546
Bendigo and Adelaide Bank Ltd.	24,285	254,788
BHP Billiton Ltd.	189,027	6,412,036
Boral Ltd. (b)	45,682	194,566
Brambles Ltd.	92,635	756,831
Caltex Australia Ltd.	8,049	144,098
CFS Retail Property Trust Group (REIT)	126,384	219,490
Coca-Cola Amatil Ltd.	34,031	365,547
Cochlear Ltd.	3,399	178,820
Commonwealth Bank of Australia	95,716	6,649,163
Computershare Ltd.	28,132	285,855
Crown Resorts Ltd.	23,862	359,012
CSL Ltd.	28,978	1,784,303
Dexus Property Group (REIT)	288,203	258,623
Echo Entertainment Group Ltd.	46,801	102,800
Federation Centres Ltd. (REIT)	85,091	177,788
Flight Centre Travel Group Ltd.	3,292	139,770
Fortescue Metals Group Ltd.	92,730	481,888
Goodman Group (REIT)	101,986	430,729
GPT Group (REIT)	105,310	319,706
Harvey Norman Holdings Ltd.	32,777	92,482
Iluka Resources Ltd.	24,944	192,212
Incitec Pivot Ltd.	97,030	232,190
Insurance Australia Group Ltd.	123,735	643,011
Leighton Holdings Ltd.	10,050	144,565
Lend Lease Group	32,496	323,235
Macquarie Group Ltd.	17,162	842,360
Metcash Ltd.	52,492	148,110
Mirvac Group (REIT)	218,109	327,179
National Australia Bank Ltd.	139,325	4,332,967
Newcrest Mining Ltd.	45,584	317,475
Orica Ltd.	21,834	465,165
Origin Energy Ltd.	65,103	817,896
Qantas Airways Ltd.*	69,534	67,985
QBE Insurance Group Ltd.	71,208	731,824
Ramsay Health Care Ltd.	7,825	302,255
REA Group Ltd.	2,284	77,007
Rio Tinto Ltd.	25,926	1,578,321
Santos Ltd.	57,220	747,472
Seek Ltd.	19,132	229,083
Sonic Healthcare Ltd.	22,415	331,838
SP AusNet	101,283	112,592
Stockland Corp., Ltd. (REIT)	131,125	422,664
Suncorp Group Ltd.	76,558	895,498
Sydney Airport	60,100	203,920
Tabcorp Holdings Ltd.	43,785	$141,917
Tatts Group Ltd.	82,708	228,935
Telstra Corp., Ltd.	259,117	1,214,669
Toll Holdings Ltd.	40,611	205,966
Transurban Group	83,779	511,675
Treasury Wine Estates Ltd.	38,567	165,984
Wesfarmers Ltd.	59,141	2,325,620
Westfield Group (REIT)	121,853	1,097,818
Westfield Retail Trust (REIT)	181,792	482,097
Westpac Banking Corp.	182,497	5,276,372
Woodside Petroleum Ltd.	39,215	1,362,086
Woolworths Ltd.	73,933	2,234,600
WorleyParsons Ltd.	12,309	182,446

		57,991,462

Austria (0.2%)
Andritz AG	4,338	272,072
Erste Group Bank AG	15,345	534,719
Immofinanz AG*	57,175	264,912
OMV AG	8,768	419,642
Raiffeisen Bank International AG	3,104	109,402
Telekom Austria AG	14,164	107,248
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,292	114,221
Voestalpine AG	6,680	320,995

		2,143,211

Belgium (0.8%)
Ageas	13,749	585,404
Anheuser-Busch InBev N.V.	47,788	5,079,223
Belgacom S.A.	9,065	268,183
Colruyt S.A.	4,519	252,277
Delhaize Group S.A.	6,069	360,682
Groupe Bruxelles Lambert S.A.	4,804	441,010
KBC Groep N.V.	14,395	816,882
Solvay S.A.	3,529	558,307
Telenet Group Holding N.V.	3,055	182,295
UCB S.A.	6,551	487,921
Umicore S.A.	6,789	317,127

		9,349,311

Bermuda (0.1%)
Seadrill Ltd.	22,338	911,890

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	121,327	113,929

Denmark (0.8%)
A. P. Moller - Maersk A/S, Class A	33	340,178
A. P. Moller - Maersk A/S, Class B	78	846,489
Carlsberg A/S, Class B	6,367	704,477
Coloplast A/S, Class B	6,615	437,930
Danske Bank A/S*	39,015	895,019
DSV A/S	11,199	367,190
Novo Nordisk A/S, Class B	23,636	4,332,522
Novozymes A/S, Class B	13,726	579,389
TDC A/S	48,828	473,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Tryg A/S	1,464	$141,601
William Demant Holding A/S*	1,567	152,286

		9,270,707

Finland (0.6%)
Elisa Oyj	8,473	224,501
Fortum Oyj	26,441	604,914
Kone Oyj, Class B	18,530	836,129
Metso Oyj	7,612	324,836
Neste Oil Oyj	7,757	153,347
Nokia Oyj*	222,857	1,784,321
Nokian Renkaat Oyj	6,700	321,403
Orion Oyj, Class B	5,846	164,225
Pohjola Bank plc, Class A	8,267	166,272
Sampo Oyj, Class A	24,937	1,225,404
Stora Enso Oyj, Class R	32,839	329,563
UPM-Kymmene Oyj	31,361	529,800
Wartsila OYJ Abp	10,567	519,989

		7,184,704

France (6.2%)
Accor S.A.	9,475	447,092
Aeroports de Paris S.A.	1,771	201,000
Air Liquide S.A.	18,580	2,627,620
Airbus Group N.V.	34,611	2,657,357
Alcatel-Lucent*	156,705	702,357
Alstom S.A.	12,836	467,508
Arkema S.A.	3,738	436,021
AtoS	3,794	343,385
AXA S.A.‡	106,572	2,963,010
BNP Paribas S.A.	59,116	4,607,111
Bouygues S.A.	11,587	437,081
Bureau Veritas S.A.	13,156	384,507
Cap Gemini S.A.	8,564	578,825
Carrefour S.A.	35,869	1,421,629
Casino Guichard Perrachon S.A.	3,355	386,638
CGG S.A.*	9,459	163,700
Christian Dior S.A.	3,245	613,151
Cie de Saint-Gobain S.A.	24,467	1,345,529
Cie Generale des Etablissements Michelin	10,863	1,154,442
CNP Assurances S.A.	9,596	196,698
Credit Agricole S.A.*	59,475	761,333
Danone S.A.	33,963	2,444,542
Dassault Systemes S.A.	3,707	460,148
Edenred	12,105	405,164
EDF S.A.	14,314	505,783
Essilor International S.A.	12,136	1,290,228
Eurazeo S.A.	1,475	115,621
Eutelsat Communications S.A.	8,523	265,749
Fonciere des Regions (REIT)	1,727	149,084
GDF Suez S.A.	78,949	1,856,690
Gecina S.A. (REIT)	1,310	173,062
Groupe Eurotunnel S.A. (Registered)	32,765	344,372
ICADE (REIT)	2,030	188,980
Iliad S.A.	1,549	317,300
Imerys S.A.	2,024	176,003
J.C. Decaux S.A.	4,019	165,702
Kering	4,503	951,828
Klepierre S.A. (REIT)	5,942	275,355
Lafarge S.A.	11,111	$832,596
Lagardere S.C.A.	6,646	247,041
Legrand S.A.	15,660	863,031
L’Oreal S.A.	14,380	2,526,234
LVMH Moet Hennessy Louis Vuitton S.A.	15,100	2,754,509
Natixis S.A.	55,158	324,315
Orange S.A.	110,323	1,365,942
Pernod-Ricard S.A.	12,627	1,438,490
Publicis Groupe S.A.	10,623	971,981
Remy Cointreau S.A.	1,518	127,366
Renault S.A.	11,438	919,726
Rexel S.A.	12,288	322,455
Safran S.A.	15,543	1,080,030
Sanofi S.A.	70,603	7,490,554
Schneider Electric S.A.	31,388	2,737,642
SCOR SE	9,149	334,355
Societe BIC S.A.	1,729	211,837
Societe Generale S.A.	42,508	2,468,952
Sodexo S.A.	5,612	568,532
Suez Environnement Co. S.A.	16,723	299,651
Technip S.A.	6,053	581,732
Thales S.A.	5,424	349,212
Total S.A.	126,654	7,758,814
Unibail-Rodamco SE (REIT)	5,646	1,446,641
Valeo S.A.	4,167	461,068
Vallourec S.A.	6,324	344,517
Veolia Environnement S.A.	20,218	329,734
Vinci S.A.	28,229	1,853,189
Vivendi S.A.	70,869	1,867,507
Wendel S.A.	1,919	279,705
Zodiac Aerospace	2,033	360,088

		76,499,051

Germany (6.0%)
Adidas AG	12,447	1,586,306
Allianz SE (Registered)	27,121	4,863,405
Axel Springer SE	2,423	155,666
BASF SE	54,015	5,758,161
Bayer AG (Registered)	48,662	6,824,973
Bayerische Motoren Werke (BMW) AG	19,697	2,309,220
Bayerische Motoren Werke (BMW) AG (Preference)	3,192	272,652
Beiersdorf AG	6,000	607,839
Brenntag AG	3,066	568,361
Celesio AG	5,259	166,400
Commerzbank AG*	57,575	927,501
Continental AG	6,546	1,435,450
Daimler AG (Registered)	57,157	4,945,883
Deutsche Bank AG (Registered)	60,646	2,892,960
Deutsche Boerse AG	11,486	951,238
Deutsche Lufthansa AG (Registered)*	13,698	290,580
Deutsche Post AG (Registered)	53,948	1,966,731
Deutsche Telekom AG (Registered)	169,720	2,902,204
Deutsche Wohnen AG	17,651	340,805
E.ON SE	107,137	1,977,215
Fraport AG	2,201	164,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Fresenius Medical Care AG & Co. KGaA	12,611	$897,461
Fresenius SE & Co. KGaA	7,424	1,139,793
Fuchs Petrolub SE (Preference)	2,116	206,796
GEA Group AG	10,888	518,260
Hannover Rueck SE	3,592	308,252
HeidelbergCement AG	8,370	635,031
Henkel AG & Co. KGaA	7,731	804,472
Henkel AG & Co. KGaA (Preference)	10,601	1,229,560
Hochtief AG	1,838	156,921
Hugo Boss AG	1,888	268,823
Infineon Technologies AG	64,319	686,633
K+S AG (Registered)	10,256	315,693
Kabel Deutschland Holding AG	1,318	170,837
LANXESS AG	4,954	330,368
Linde AG	11,019	2,304,901
MAN SE	2,100	257,841
Merck KGaA	3,846	689,145
Metro AG	7,723	373,983
Muenchener Rueckversicherungs AG (Registered)	10,669	2,350,576
OSRAM Licht AG*	4,716	266,000
Porsche Automobil Holding SE (Preference)	9,113	948,531
ProSiebenSat.1 Media AG (Registered)	10,310	510,605
RWE AG	29,119	1,065,770
SAP AG	54,806	4,697,963
Siemens AG (Registered)	46,651	6,372,212
Sky Deutschland AG*	22,894	251,962
Suedzucker AG	4,870	131,447
Telefonica Deutschland Holding AG	16,667	137,573
ThyssenKrupp AG*	22,972	559,050
United Internet AG (Registered)	6,361	270,576
Volkswagen AG	1,757	475,928
Volkswagen AG (Preference)	8,604	2,416,426

		73,657,627

Hong Kong (1.7%)
AIA Group Ltd.	716,412	3,593,932
ASM Pacific Technology Ltd.	14,300	119,685
Bank of East Asia Ltd.	73,000	309,254
BOC Hong Kong Holdings Ltd.	220,000	705,028
Cathay Pacific Airways Ltd.	70,000	148,047
Cheung Kong Holdings Ltd.	83,000	1,310,138
Cheung Kong Infrastructure Holdings Ltd.	37,000	233,567
CLP Holdings Ltd.	105,000	830,056
First Pacific Co., Ltd.	141,750	161,231
Galaxy Entertainment Group Ltd.*	125,000	1,121,152
Hang Lung Properties Ltd.	133,000	420,219
Hang Seng Bank Ltd.	45,500	737,571
Henderson Land Development Co., Ltd.	63,800	364,075
HKT Trust/HKT Ltd.	134,000	132,370
Hong Kong & China Gas Co., Ltd.	340,771	781,361
Hong Kong Exchanges and Clearing Ltd.	39,100	$651,978
Hopewell Holdings Ltd.	34,000	115,097
Hutchison Whampoa Ltd.	127,000	1,726,242
Hysan Development Co., Ltd.	38,000	163,677
Kerry Properties Ltd.	38,500	133,558
Li & Fung Ltd.	348,000	448,783
Link REIT (REIT)	136,000	659,454
MTR Corp., Ltd.	86,500	327,402
New World Development Co., Ltd.	224,000	282,806
Noble Group Ltd.	250,454	212,359
NWS Holdings Ltd.	89,023	135,700
PCCW Ltd.	248,000	110,978
Power Assets Holdings Ltd.	82,500	655,910
Shangri-La Asia Ltd.	94,000	183,289
Sino Land Co., Ltd.	176,600	241,409
SJM Holdings Ltd.	116,000	388,946
Sun Hung Kai Properties Ltd.	95,000	1,204,912
Swire Pacific Ltd., Class A	40,500	474,762
Swire Properties Ltd.	69,800	176,429
Wharf Holdings Ltd.	89,900	687,499
Wheelock & Co., Ltd.	54,000	248,262
Yue Yuen Industrial Holdings Ltd.	44,500	148,634

		20,345,772

Ireland (0.4%)
Bank of Ireland*	1,256,283	435,524
CRH plc	43,238	1,088,530
Experian plc	60,100	1,108,682
James Hardie Industries plc (CDI)	26,273	303,561
Kerry Group plc, Class A	8,886	617,336
Ryanair Holdings plc (ADR)*	1,300	61,009
Shire plc	33,158	1,565,976

		5,180,618

Israel (0.3%)
Bank Hapoalim B.M.	62,896	352,341
Bank Leumi Le-Israel B.M.*	74,616	304,739
Bezeq Israeli Telecommunication Corp., Ltd.	113,780	192,856
Delek Group Ltd.	289	110,372
Israel Chemicals Ltd.	26,531	221,066
Israel Corp., Ltd.*	161	84,720
Mizrahi Tefahot Bank Ltd.	7,726	101,114
NICE Systems Ltd.	3,478	142,446
Teva Pharmaceutical Industries Ltd.	50,530	2,020,036

		3,529,690

Italy (1.3%)
Assicurazioni Generali S.p.A.	69,471	1,634,268
Atlantia S.p.A.	19,706	442,157
Banca Monte dei Paschi di Siena S.p.A.*	383,541	92,547
Enel Green Power S.p.A.	104,286	262,687
Enel S.p.A.	391,609	1,709,950
Eni S.p.A.	151,323	3,640,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Exor S.p.A.	5,633	$224,033
Fiat S.p.A.*	52,116	426,233
Finmeccanica S.p.A.*	24,145	182,856
Intesa Sanpaolo S.p.A.	691,714	1,707,154
Luxottica Group S.p.A.	9,871	528,923
Mediobanca S.p.A.*	30,795	269,439
Pirelli & C. S.p.A.	14,186	245,507
Prysmian S.p.A.	12,141	312,501
Saipem S.p.A.	15,764	337,442
Snam S.p.A.	120,768	675,527
Telecom Italia S.p.A.	599,004	594,140
Telecom Italia S.p.A. (RNC)	359,053	281,057
Terna Rete Elettrica Nazionale S.p.A.	89,758	448,480
UniCredit S.p.A.	258,227	1,911,207
Unione di Banche Italiane S.c.p.A.	51,048	346,639

		16,273,729

Japan (13.3%)
ABC-Mart, Inc.	1,200	52,360
Acom Co., Ltd.*	23,800	80,682
Advantest Corp.	8,900	110,458
Aeon Co., Ltd.	35,700	483,074
AEON Financial Service Co., Ltd.	3,900	104,435
Aeon Mall Co., Ltd.	6,430	180,182
Air Water, Inc.	9,000	121,698
Aisin Seiki Co., Ltd.	11,400	462,235
Ajinomoto Co., Inc.	36,000	520,292
Alfresa Holdings Corp.	2,500	123,920
Amada Co., Ltd.	21,000	184,854
ANA Holdings, Inc.	69,000	137,594
Aozora Bank Ltd.	64,000	181,103
Asahi Glass Co., Ltd.	60,000	372,614
Asahi Group Holdings Ltd.	23,000	647,346
Asahi Kasei Corp.	75,000	586,839
Asics Corp.	9,500	161,927
Astellas Pharma, Inc.	25,600	1,514,462
Bank of Kyoto Ltd.	19,000	158,408
Bank of Yokohama Ltd.	70,000	389,517
Benesse Holdings, Inc.	4,300	172,514
Bridgestone Corp.	38,700	1,462,596
Brother Industries Ltd.	14,100	192,401
Calbee, Inc.	4,400	106,751
Canon, Inc.	67,400	2,131,251
Casio Computer Co., Ltd.	13,400	163,762
Central Japan Railway Co.	8,600	1,010,996
Chiba Bank Ltd.	44,000	296,230
Chiyoda Corp.	10,000	144,906
Chubu Electric Power Co., Inc.	38,400	495,543
Chugai Pharmaceutical Co., Ltd.	13,300	293,633
Chugoku Bank Ltd.	10,000	126,864
Chugoku Electric Power Co., Inc.	17,700	274,971
Citizen Holdings Co., Ltd.	17,100	143,867
Coca-Cola West Co., Ltd.	2,700	57,097
Credit Saison Co., Ltd.	9,400	246,894
Dai Nippon Printing Co., Ltd.	33,000	349,710
Daicel Corp.	17,000	138,182
Daido Steel Co., Ltd.	18,000	89,222
Daihatsu Motor Co., Ltd.	11,000	$186,136
Dai-ichi Life Insurance Co., Ltd.	50,600	844,214
Daiichi Sankyo Co., Ltd.	40,100	732,241
Daikin Industries Ltd.	14,000	870,763
Dainippon Sumitomo Pharma Co., Ltd.	9,500	148,395
Daito Trust Construction Co., Ltd.	4,300	401,377
Daiwa House Industry Co., Ltd.	35,000	676,337
Daiwa Securities Group, Inc.	99,000	987,086
DeNA Co., Ltd.	6,300	132,329
Denso Corp.	28,900	1,523,075
Dentsu, Inc.	12,581	513,705
Don Quijote Holdings Co., Ltd	3,200	193,562
East Japan Railway Co.	20,009	1,592,208
Eisai Co., Ltd.	15,000	580,429
Electric Power Development Co., Ltd.	6,900	200,821
FamilyMart Co., Ltd.	3,500	159,695
FANUC Corp.	11,300	2,065,568
Fast Retailing Co., Ltd.	3,200	1,318,773
Fuji Electric Co., Ltd.	35,000	163,517
Fuji Heavy Industries Ltd.	35,000	1,002,042
Fujifilm Holdings Corp.	27,600	781,271
Fujitsu Ltd.*	111,000	573,393
Fukuoka Financial Group, Inc.	46,000	201,367
Gree, Inc.	7,700	75,969
GungHo Online Entertainment, Inc.*	21,000	150,954
Gunma Bank Ltd.	23,000	128,202
Hachijuni Bank Ltd.	25,000	145,523
Hakuhodo DY Holdings, Inc.	14,900	115,312
Hamamatsu Photonics KK	4,200	167,705
Hankyu Hanshin Holdings, Inc.	68,000	366,765
Hino Motors Ltd.	15,000	235,305
Hirose Electric Co., Ltd.	1,800	256,044
Hiroshima Bank Ltd.	30,000	123,920
Hisamitsu Pharmaceutical Co., Inc.	3,700	186,212
Hitachi Chemical Co., Ltd.	6,500	103,509
Hitachi Construction Machinery Co., Ltd.	6,400	136,435
Hitachi High-Technologies Corp.	4,300	107,837
Hitachi Ltd.	288,000	2,176,887
Hitachi Metals Ltd.	10,000	141,107
Hokkaido Electric Power Co., Inc.*	10,900	125,136
Hokuhoku Financial Group, Inc.	71,000	141,582
Hokuriku Electric Power Co.	10,000	135,505
Honda Motor Co., Ltd.	97,000	3,988,320
Hoya Corp.	25,900	718,638
Hulic Co., Ltd.	16,000	236,255
Ibiden Co., Ltd.	7,100	132,548
Idemitsu Kosan Co., Ltd.	5,200	118,162
IHI Corp.	79,000	340,575
Iida Group Holdings Co., Ltd.*	6,400	127,745
INPEX Corp.	52,400	670,736
Isetan Mitsukoshi Holdings Ltd.	21,200	300,959
Isuzu Motors Ltd.	71,000	440,927
ITOCHU Corp.	89,600	1,105,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
ITOCHU Techno-Solutions Corp.	1,100	$44,549
Iyo Bank Ltd.	15,000	146,852
J. Front Retailing Co., Ltd.	29,000	219,200
Japan Airlines Co., Ltd.	3,569	175,891
Japan Exchange Group, Inc.	14,500	411,552
Japan Petroleum Exploration Co.	1,900	71,897
Japan Prime Realty Investment Corp. (REIT)	47	150,404
Japan Real Estate Investment Corp. (REIT)	70	374,893
Japan Retail Fund Investment Corp. (REIT)	124	252,215
Japan Steel Works Ltd.	19,000	106,087
Japan Tobacco, Inc.	65,400	2,123,901
JFE Holdings, Inc.	29,300	696,122
JGC Corp.	12,000	470,041
Joyo Bank Ltd.	40,000	203,969
JSR Corp.	10,600	204,934
JTEKT Corp.	12,300	209,068
JX Holdings, Inc.	133,690	686,794
Kajima Corp.	50,000	187,542
Kakaku.com, Inc.	7,200	126,279
Kamigumi Co., Ltd.	15,000	137,309
Kaneka Corp.	18,000	117,938
Kansai Electric Power Co., Inc.*	41,900	481,028
Kansai Paint Co., Ltd.	14,000	206,723
Kao Corp.	31,300	983,791
Kawasaki Heavy Industries Ltd.	85,000	355,949
KDDI Corp.	32,000	1,966,005
Keikyu Corp.	28,000	230,519
Keio Corp.	34,000	226,322
Keisei Electric Railway Co., Ltd.	16,000	146,919
Keyence Corp.	2,660	1,136,644
Kikkoman Corp.	9,000	169,727
Kinden Corp.	6,000	62,672
Kintetsu Corp.	109,000	381,930
Kirin Holdings Co., Ltd.	52,000	747,090
Kobe Steel Ltd.*	149,000	254,677
Koito Manufacturing Co., Ltd.	7,000	133,406
Komatsu Ltd.	55,600	1,128,261
Konami Corp.	6,000	138,391
Konica Minolta, Inc.	28,500	283,890
Kubota Corp.	62,000	1,023,815
Kuraray Co., Ltd.	20,500	243,913
Kurita Water Industries Ltd.	6,700	138,823
Kyocera Corp.	19,400	967,145
Kyowa Hakko Kirin Co., Ltd.	14,000	154,078
Kyushu Electric Power Co., Inc.*	25,400	323,681
Lawson, Inc.	3,900	291,454
LIXIL Group Corp.	15,800	432,546
M3, Inc.	43	107,592
Mabuchi Motor Co., Ltd.	1,100	65,283
Makita Corp.	6,700	351,192
Marubeni Corp.	98,000	703,523
Marui Group Co., Ltd.	13,300	134,882
Maruichi Steel Tube Ltd.	3,100	78,184
Mazda Motor Corp.*	160,500	829,095
McDonald’s Holdings Co. Japan Ltd.	4,076	$104,000
Medipal Holdings Corp.	8,600	113,349
MEIJI Holdings Co., Ltd.	3,611	231,795
Miraca Holdings, Inc.	3,300	155,427
Mitsubishi Chemical Holdings Corp.	80,500	371,503
Mitsubishi Corp.	83,600	1,601,189
Mitsubishi Electric Corp.	115,000	1,441,459
Mitsubishi Estate Co., Ltd.	74,000	2,209,952
Mitsubishi Gas Chemical Co., Inc.	23,000	169,044
Mitsubishi Heavy Industries Ltd.	181,000	1,118,897
Mitsubishi Logistics Corp.	8,000	126,180
Mitsubishi Materials Corp.	67,000	246,852
Mitsubishi Motors Corp.*	25,000	268,018
Mitsubishi Tanabe Pharma Corp.	13,400	186,539
Mitsubishi UFJ Financial Group, Inc.	758,000	4,995,271
Mitsubishi UFJ Lease & Finance Co., Ltd.	34,700	212,530
Mitsui & Co., Ltd.	103,400	1,438,429
Mitsui Chemicals, Inc.	49,000	118,184
Mitsui Fudosan Co., Ltd.	50,000	1,797,075
Mitsui O.S.K. Lines Ltd.	65,000	292,565
Mizuho Financial Group, Inc.	1,362,835	2,950,588
MS&AD Insurance Group Holdings, Inc.	30,180	808,736
Murata Manufacturing Co., Ltd.	12,100	1,073,155
Nabtesco Corp.	6,500	149,677
Namco Bandai Holdings, Inc.	10,600	234,929
NEC Corp.	99,000	222,799
Nexon Co., Ltd.	4,600	42,457
NGK Insulators Ltd.	16,000	303,561
NGK Spark Plug Co., Ltd.	11,000	260,089
NHK Spring Co., Ltd.	9,800	110,367
Nidec Corp.	6,000	586,839
Nikon Corp.	20,300	387,263
Nintendo Co., Ltd.	6,300	838,126
Nippon Building Fund, Inc. (REIT)	82	476,536
Nippon Electric Glass Co., Ltd.	23,000	120,558
Nippon Express Co., Ltd.	47,000	227,167
Nippon Meat Packers, Inc.	10,000	171,494
Nippon Paint Co., Ltd.	9,000	149,473
Nippon Prologis REIT, Inc. (REIT)	15	143,291
Nippon Steel & Sumitomo Metal Corp.	452,080	1,511,083
Nippon Telegraph & Telephone Corp.	22,724	1,221,326
Nippon Yusen KK	96,000	306,296
Nishi-Nippon City Bank Ltd.	40,000	107,492
Nissan Motor Co., Ltd.	147,900	1,241,512
Nisshin Seifun Group, Inc.	12,650	130,572
Nissin Foods Holdings Co., Ltd.	3,500	147,564
Nitori Holdings Co., Ltd.	2,050	194,079
Nitto Denko Corp.	9,800	412,715
NKSJ Holdings, Inc.	19,825	550,454
NOK Corp.	6,400	104,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Nomura Holdings, Inc.	216,000	$1,659,330
Nomura Real Estate Holdings, Inc.	7,400	166,396
Nomura Real Estate Office Fund, Inc. (REIT)	19	88,225
Nomura Research Institute Ltd.	6,000	188,871
NSK Ltd.	28,000	347,773
NTT Data Corp.	7,500	276,327
NTT DOCOMO, Inc.	90,900	1,488,961
NTT Urban Development Corp.	6,900	79,215
Obayashi Corp.	39,000	221,831
Odakyu Electric Railway Co., Ltd.	37,000	334,128
Oji Holdings Corp.	48,000	245,675
Olympus Corp.*	14,000	442,693
Omron Corp.	12,200	538,116
Ono Pharmaceutical Co., Ltd.	4,900	428,535
Oracle Corp. Japan	2,600	94,929
Oriental Land Co., Ltd.	3,000	432,153
ORIX Corp.	73,700	1,292,602
Osaka Gas Co., Ltd.	112,000	439,237
Otsuka Corp.	1,000	127,338
Otsuka Holdings Co., Ltd.	21,600	623,531
Panasonic Corp.	131,400	1,527,240
Park24 Co., Ltd.	5,800	109,215
Rakuten, Inc.	43,200	641,580
Resona Holdings, Inc.	112,305	571,603
Ricoh Co., Ltd.	40,000	424,651
Rinnai Corp.	1,900	147,764
Rohm Co., Ltd.	5,700	277,125
Sankyo Co., Ltd.	3,200	147,374
Sanrio Co., Ltd.	2,700	113,451
Santen Pharmaceutical Co., Ltd.	4,400	204,938
SBI Holdings, Inc.	12,020	181,481
Secom Co., Ltd.	12,500	752,540
Sega Sammy Holdings, Inc.	11,100	282,164
Sekisui Chemical Co., Ltd.	25,000	306,239
Sekisui House Ltd.	32,000	446,681
Seven & I Holdings Co., Ltd.	44,800	1,778,217
Seven Bank Ltd.	35,500	138,548
Sharp Corp.*	76,000	241,041
Shikoku Electric Power Co., Inc.*	10,600	158,532
Shimadzu Corp.	14,000	121,641
Shimamura Co., Ltd.	1,300	121,717
Shimano, Inc.	4,700	403,010
Shimizu Corp.	35,000	176,479
Shin-Etsu Chemical Co., Ltd.	24,400	1,422,619
Shinsei Bank Ltd.	98,000	239,161
Shionogi & Co., Ltd.	17,800	385,377
Shiseido Co., Ltd.	21,400	343,627
Shizuoka Bank Ltd.	34,000	362,245
Showa Denko KK	89,000	125,923
Showa Shell Sekiyu KK	12,500	126,769
SMC Corp.	3,000	754,914
SoftBank Corp.	56,500	4,935,904
Sojitz Corp.	74,700	132,646
Sony Corp.	60,200	1,043,825
Sony Financial Holdings, Inc.	10,400	189,019
Stanley Electric Co., Ltd.	8,500	194,360
Sumco Corp.	8,300	73,140
Sumitomo Chemical Co., Ltd.	89,000	$348,191
Sumitomo Corp.	67,000	840,442
Sumitomo Electric Industries Ltd.	44,900	747,836
Sumitomo Heavy Industries Ltd.	33,000	151,667
Sumitomo Metal Mining Co., Ltd.	31,000	405,346
Sumitomo Mitsui Financial Group, Inc.	75,697	3,895,905
Sumitomo Mitsui Trust Holdings, Inc.	195,680	1,029,406
Sumitomo Realty & Development Co., Ltd.	21,000	1,042,921
Sumitomo Rubber Industries Ltd.	10,200	144,704
Suntory Beverage & Food Ltd.	7,300	232,566
Suruga Bank Ltd.	11,000	196,999
Suzuken Co., Ltd.	4,200	135,799
Suzuki Motor Corp.	21,700	582,733
Sysmex Corp.	4,300	253,566
T&D Holdings, Inc.	34,500	481,251
Taiheiyo Cement Corp.	70,000	268,540
Taisei Corp.	58,000	263,261
Taisho Pharmaceutical Holdings Co., Ltd.	1,500	102,982
Taiyo Nippon Sanso Corp.	16,000	113,645
Takashimaya Co., Ltd.	16,000	159,073
Takeda Pharmaceutical Co., Ltd.	47,000	2,153,404
TDK Corp.	7,300	349,369
Teijin Ltd.	56,000	124,433
Terumo Corp.	9,000	433,292
THK Co., Ltd.	6,800	169,435
Tobu Railway Co., Ltd.	61,000	295,414
Toho Co., Ltd.	6,800	149,353
Toho Gas Co., Ltd.	24,000	116,684
Tohoku Electric Power Co., Inc.*	27,000	303,305
Tokio Marine Holdings, Inc.	41,200	1,375,159
Tokyo Electric Power Co., Inc.*	86,100	422,692
Tokyo Electron Ltd.	10,200	557,896
Tokyo Gas Co., Ltd.	146,000	718,146
Tokyo Tatemono Co., Ltd.	25,000	277,277
Tokyu Corp.	68,000	439,730
Tokyu Fudosan Holdings Corp.*	29,100	273,564
TonenGeneral Sekiyu KK	17,000	155,778
Toppan Printing Co., Ltd.	33,000	263,536
Toray Industries, Inc.	87,000	601,424
Toshiba Corp.	240,000	1,007,312
TOTO Ltd.	18,000	284,930
Toyo Seikan Kaisha Ltd.	9,700	208,074
Toyo Suisan Kaisha Ltd.	5,000	150,033
Toyoda Gosei Co., Ltd.	2,900	67,385
Toyota Boshoku Corp.	3,000	37,404
Toyota Industries Corp.	9,700	437,057
Toyota Motor Corp.	163,400	9,961,333
Toyota Tsusho Corp.	12,700	313,912
Trend Micro, Inc.	6,300	220,150
Tsumura & Co.	3,800	100,602
Ube Industries Ltd.	60,000	128,193
Unicharm Corp.	6,800	387,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
United Urban Investment Corp. (REIT)	137	$196,829
USS Co., Ltd.	13,100	179,626
West Japan Railway Co.	10,000	433,007
Yahoo! Japan Corp.	86,600	481,065
Yakult Honsha Co., Ltd.	5,200	262,197
Yamada Denki Co., Ltd.	54,700	178,680
Yamaguchi Financial Group, Inc.	13,000	120,235
Yamaha Corp.	10,100	160,069
Yamaha Motor Co., Ltd.	16,700	250,080
Yamato Holdings Co., Ltd.	22,000	444,136
Yamato Kogyo Co., Ltd.	1,900	60,621
Yamazaki Baking Co., Ltd.	4,000	40,984
Yaskawa Electric Corp.	13,000	205,289
Yokogawa Electric Corp.	12,800	196,297
Yokohama Rubber Co., Ltd.	12,000	117,710

		164,225,245

Luxembourg (0.2%)
ArcelorMittal S.A.	59,464	1,061,006
Millicom International Cellular S.A. (SDR)	3,731	371,542
RTL Gorup S.A.	2,033	262,703
SES S.A. (FDR)	18,086	585,448
Tenaris S.A.	28,106	614,007

		2,894,706

Macau (0.1%)
MGM China Holdings Ltd.	56,800	242,456
Sands China Ltd.	144,000	1,176,431
Wynn Macau Ltd.	92,800	420,660

		1,839,547

Mexico (0.0%)
Fresnillo plc	10,690	131,969

Netherlands (2.9%)
Aegon N.V.	105,627	997,124
Akzo Nobel N.V.	14,176	1,098,738
ASML Holding N.V.	21,262	1,990,179
Corio N.V. (REIT)	4,014	179,881
Delta Lloyd N.V.	10,962	272,051
Fugro N.V. (CVA)	4,195	249,974
Gemalto N.V.	4,716	519,089
Heineken Holding N.V.	6,003	379,759
Heineken N.V.	13,709	925,623
ING Groep N.V. (CVA)*	227,859	3,166,003
Koninklijke (Royal) KPN N.V.*	191,773	618,135
Koninklijke Ahold N.V.	59,975	1,076,724
Koninklijke Boskalis Westminster N.V.	4,533	239,495
Koninklijke DSM N.V.	9,179	721,791
Koninklijke Philips N.V.	56,942	2,087,239
Koninklijke Vopak N.V.	4,189	245,035
OCI*	5,391	242,776
QIAGEN N.V.*	14,092	328,308
Randstad Holding N.V.	7,174	465,336
Reed Elsevier N.V.	41,046	869,592
Royal Dutch Shell plc, Class A	225,614	8,081,087
Royal Dutch Shell plc, Class B	149,422	5,641,526
TNT Express N.V.	21,170	196,526
Unilever N.V. (CVA)	96,898	$3,902,433
Wolters Kluwer N.V.	17,975	512,987
Ziggo N.V.	8,879	405,533

		35,412,944

New Zealand (0.1%)
Auckland International Airport Ltd.	63,112	183,219
Contact Energy Ltd.	23,087	97,402
Fletcher Building Ltd.	40,793	285,495
Ryman Healthcare Ltd.	17,052	110,085
Telecom Corp. of New Zealand Ltd.	108,104	204,925

		881,126

Norway (0.4%)
Aker Solutions ASA	9,806	175,254
DNB ASA	58,151	1,040,243
Gjensidige Forsikring ASA	11,923	227,440
Norsk Hydro ASA	72,360	322,950
Orkla ASA	45,501	354,988
Statoil ASA	66,397	1,609,213
Telenor ASA	39,117	932,570
Yara International ASA	10,997	473,219

		5,135,877

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)*	114,905	164,240
EDP - Energias de Portugal S.A.	119,502	438,945
Galp Energia SGPS S.A., Class B	20,162	330,485
Jeronimo Martins SGPS S.A.	14,991	293,157
Portugal Telecom SGPS S.A. (Registered)	37,416	162,655

		1,389,482

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	121,000	210,943
CapitaCommercial Trust (REIT)	119,000	136,733
CapitaLand Ltd.	153,000	367,360
CapitaMall Trust (REIT)	144,000	217,378
CapitaMalls Asia Ltd.	81,032	125,855
City Developments Ltd.	24,000	182,575
ComfortDelGro Corp., Ltd.	120,000	191,133
DBS Group Holdings Ltd.	102,000	1,382,147
Genting Singapore plc	363,941	431,152
Global Logistic Properties Ltd.	184,000	421,380
Golden Agri-Resources Ltd.	439,609	189,854
Hutchison Port Holdings Trust, Class U	311,000	212,165
Jardine Cycle & Carriage Ltd.	6,000	170,926
Keppel Corp., Ltd.	85,900	761,695
Keppel Land Ltd.	44,000	116,455
Olam International Ltd.	87,000	105,824
Oversea-Chinese Banking Corp., Ltd.	154,000	1,244,740
Sembcorp Industries Ltd.	59,000	256,674
Sembcorp Marine Ltd.	50,000	176,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Singapore Airlines Ltd.	32,000	$263,972
Singapore Exchange Ltd.	51,000	293,403
Singapore Press Holdings Ltd.	56,036	182,946
Singapore Technologies Engineering Ltd.	92,000	288,696
Singapore Telecommunications Ltd.	474,000	1,374,730
StarHub Ltd.	35,890	122,008
United Overseas Bank Ltd.	76,000	1,279,163
UOL Group Ltd.	28,000	137,343
Wilmar International Ltd.	114,000	308,950

		11,152,514

Spain (2.1%)
Abertis Infraestructuras S.A.	22,922	509,271
ACS Actividades de Construccion y Servicios S.A.	8,905	306,510
Amadeus IT Holding S.A., Class A	22,641	968,834
Banco Bilbao Vizcaya Argentaria S.A.	339,941	4,184,593
Banco de Sabadell S.A.	190,378	496,568
Banco Popular Espanol S.A.*	75,121	453,163
Banco Santander S.A.	668,359	5,982,017
Bankia S.A.*	240,336	407,998
CaixaBank S.A.	96,021	500,380
Distribuidora Internacional de Alimentacion S.A.	36,417	325,643
Enagas S.A.	11,376	297,271
Ferrovial S.A.	24,021	464,788
Gas Natural SDG S.A.	20,851	536,261
Grifols S.A.	8,882	424,792
Iberdrola S.A.	271,930	1,733,926
Inditex S.A.	12,979	2,139,054
Mapfre S.A.	56,101	240,256
Red Electrica Corporacion S.A.	6,444	429,953
Repsol S.A.	50,903	1,282,899
Telefonica S.A.	243,643	3,966,852
Zardoya Otis S.A.	9,563	172,999

		25,824,028

Sweden (2.0%)
Alfa Laval AB	18,730	480,492
Assa Abloy AB, Class B	19,882	1,050,383
Atlas Copco AB, Class A	39,955	1,107,609
Atlas Copco AB, Class B	23,227	589,355
Boliden AB	16,297	249,452
Electrolux AB	14,324	375,257
Elekta AB, Class B	21,949	335,624
Getinge AB, Class B	11,918	407,652
Hennes & Mauritz AB, Class B	56,482	2,601,113
Hexagon AB, Class B	14,098	445,614
Husqvarna AB, Class B	24,095	145,053
Industrivarden AB, Class C	7,027	133,617
Investment AB Kinnevik, Class B	13,511	625,781
Investor AB, Class B	27,105	932,599
Lundin Petroleum AB*	13,256	258,448
Nordea Bank AB	177,167	2,386,797
Sandvik AB	63,446	894,696
Scania AB, Class B	19,052	372,933
Securitas AB, Class B	18,669	198,392
Skandinaviska Enskilda Banken AB, Class A	90,386	$1,191,684
Skanska AB, Class B	22,622	462,158
SKF AB, Class B	23,337	612,103
Svenska Cellulosa AB SCA, Class B	34,688	1,067,846
Svenska Handelsbanken AB, Class A	29,585	1,453,526
Swedbank AB, Class A	53,880	1,516,248
Swedish Match AB	12,264	394,127
Tele2 AB, Class B	18,977	214,942
Telefonaktiebolaget LM Ericsson, Class B	181,041	2,209,585
TeliaSonera AB	141,709	1,179,834
Volvo AB, Class B	89,498	1,175,106

		25,068,026

Switzerland (6.1%)
ABB Ltd. (Registered)*	130,809	3,443,075
Actelion Ltd. (Registered)*	6,416	541,949
Adecco S.A. (Registered)*	7,887	624,205
Aryzta AG*	5,195	398,339
Baloise Holding AG (Registered)	2,830	360,392
Barry Callebaut AG (Registered)*	112	140,369
Cie Financiere Richemont S.A. (Registered), Class A	31,052	3,091,102
Coca-Cola HBC AG (ADR)	7,893	230,239
Coca-Cola HBC AG (CDI)*	4,113	120,008
Credit Suisse Group AG (Registered)*	89,129	2,724,677
EMS-Chemie Holding AG (Registered)	488	173,416
Geberit AG (Registered)*	2,311	700,774
Givaudan S.A. (Registered)*	495	706,945
Glencore Xstrata plc*	628,337	3,253,627
Holcim Ltd. (Registered)*	13,623	1,019,377
Julius Baer Group Ltd.*	13,322	639,779
Kuehne + Nagel International AG (Registered)	3,216	422,167
Lindt & Spruengli AG	51	229,887
Lindt & Spruengli AG (Registered)	6	323,525
Lonza Group AG (Registered)*	3,153	299,023
Nestle S.A. (Registered)	190,269	13,928,105
Novartis AG (Registered)	136,282	10,877,505
Pargesa Holding S.A.	1,613	130,009
Partners Group Holding AG	1,034	275,757
Roche Holding AG	41,634	11,630,730
Schindler Holding AG	2,894	425,965
Schindler Holding AG (Registered)	1,284	189,423
SGS S.A. (Registered)	326	749,904
Sika AG	128	455,006
Sonova Holding AG (Registered)*	2,983	401,278
STMicroelectronics N.V.	37,955	304,934
Sulzer AG (Registered)	1,429	230,517
Swatch Group AG	1,835	1,212,637
Swatch Group AG (Registered)	2,586	291,054

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Swiss Life Holding AG (Registered)*	1,911	$396,746
Swiss Prime Site AG (Registered)*	3,218	249,092
Swiss Reinsurance AG*	20,952	1,927,147
Swisscom AG (Registered)	1,387	732,177
Syngenta AG (Registered)	5,540	2,205,939
Transocean Ltd.	21,393	1,041,771
UBS AG (Registered)*	216,762	4,111,443
Wolseley plc	15,779	894,926
Zurich Insurance Group AG*	8,823	2,556,746

		74,661,686

United Kingdom (12.4%)
3i Group plc	57,855	368,945
Aberdeen Asset Management plc	57,079	472,600
Admiral Group plc	11,409	247,495
Aggreko plc	15,990	452,520
AMEC plc	17,699	318,878
Anglo American plc	82,886	1,811,767
Antofagasta plc	23,484	320,440
ARM Holdings plc	83,088	1,512,109
Associated British Foods plc	21,203	858,467
AstraZeneca plc	74,245	4,394,705
Aviva plc	175,311	1,305,507
Babcock International Group plc	21,451	481,320
BAE Systems plc	193,233	1,391,931
Barclays plc	908,443	4,091,042
BG Group plc	202,395	4,348,649
BHP Billiton plc	125,587	3,886,881
BP plc	1,118,437	9,039,056
British American Tobacco plc	111,939	6,002,131
British Land Co. plc (REIT)	55,780	581,000
British Sky Broadcasting Group plc	62,572	874,520
BT Group plc	468,852	2,945,644
Bunzl plc	19,778	474,895
Burberry Group plc	26,313	660,567
Capita plc	39,005	670,448
Carnival plc	10,928	452,587
Centrica plc	309,179	1,780,172
CNH Industrial N.V.*	54,463	620,752
Cobham plc	64,249	292,049
Compass Group plc	108,867	1,745,094
Croda International plc	8,058	327,853
Diageo plc	149,267	4,943,574
Direct Line Insurance Group plc	59,812	247,218
easyJet plc	9,453	240,441
G4S plc	93,390	405,954
GKN plc	97,201	600,864
GlaxoSmithKline plc	288,516	7,699,233
Hammerson plc (REIT)	42,451	352,890
Hargreaves Lansdown plc	12,723	285,270
HSBC Holdings plc	1,104,959	12,120,310
ICAP plc	32,749	244,906
IMI plc	19,146	483,499
Imperial Tobacco Group plc	57,125	2,211,658
Inmarsat plc	26,681	334,019
InterContinental Hotels Group plc	15,975	532,515
International Consolidated Airlines Group S.A.*	55,276	$367,973
Intertek Group plc	9,574	499,086
Intu Properties plc (REIT)	39,821	204,353
Invensys plc	38,864	327,255
Investec plc	34,253	248,212
ITV plc	221,270	710,839
J Sainsbury plc	73,094	441,796
Johnson Matthey plc	12,199	662,591
Kingfisher plc	141,187	899,423
Land Securities Group plc (REIT)	46,515	742,150
Legal & General Group plc	351,840	1,297,516
Lloyds Banking Group plc*	2,928,619	3,825,401
London Stock Exchange Group plc	10,501	301,354
Marks & Spencer Group plc	96,023	687,874
Meggitt plc	46,747	408,341
Melrose Industries plc	75,442	381,905
National Grid plc	221,170	2,886,022
Next plc	9,596	866,032
Old Mutual plc	291,172	911,776
Pearson plc	48,643	1,080,181
Persimmon plc*	18,040	370,131
Petrofac Ltd.	15,450	313,153
Prudential plc	152,124	3,375,591
Randgold Resources Ltd.	5,211	327,045
Reckitt Benckiser Group plc	38,460	3,052,558
Reed Elsevier plc	71,046	1,057,661
Resolution Ltd.	84,441	494,998
Rexam plc	47,090	413,677
Rio Tinto plc	75,590	4,267,782
Rolls-Royce Holdings plc*	111,853	2,361,593
Rolls-Royce Holdings plc (Preference)*†(b)	9,619,358	15,929
Royal Bank of Scotland Group plc*	126,607	708,843
RSA Insurance Group plc	214,262	324,294
SABMiller plc	57,001	2,927,059
Sage Group plc	67,240	449,504
Schroders plc	6,061	260,754
Segro plc (REIT)	44,235	244,658
Serco Group plc	29,698	245,499
Severn Trent plc	14,191	400,668
Smith & Nephew plc	53,871	768,078
Smiths Group plc	23,417	573,905
SSE plc	57,020	1,293,585
Standard Chartered plc	143,538	3,232,608
Standard Life plc	140,317	835,559
Subsea 7 S.A.	15,712	300,754
Tate & Lyle plc	27,767	371,984
Tesco plc	479,141	2,652,845
Travis Perkins plc	14,586	452,157
TUI Travel plc	26,675	182,476
Tullow Oil plc	54,021	764,849
Unilever plc	76,346	3,137,873
United Utilities Group plc	40,593	451,382
Vodafone Group plc	2,873,211	11,276,208
Weir Group plc	12,652	446,677
Whitbread plc	10,673	662,950
William Hill plc	51,382	341,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
WM Morrison Supermarkets plc	131,385	$567,850
WPP plc	77,789	1,777,643

		152,885,196

United States (0.0%)
Perrigo Co. plc	1	140

Total Common Stocks (63.7%) (Cost $650,419,684)		783,954,187

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	50,903	34,734

Total Investments (63.7%) (Cost $650,419,684)		783,988,921
Other Assets Less Liabilities (36.3%)		445,961,190

Net Assets (100%)		$1,229,950,111

*	Non-income producing.
†	Securities (totaling $15,929 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$1,202,306	$816,034	$—	$2,963,010	$53,018	$—

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	4,139	March-14	$168,581,777	$176,970,215	$8,388,438
E-Mini MSCI EAFE Index	27	March-14	2,463,930	2,589,030	125,100
FTSE 100 Index	994	March-14	106,299,996	110,241,809	3,941,813
SPI 200 Index	362	March-14	41,024,780	42,973,402	1,948,622
TOPIX Index	876	March-14	104,525,108	108,345,836	3,820,728

					$18,224,701

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	3,150	$5,213,691	$5,156,566	$57,125
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	15,985	21,990,085	22,038,919	(48,834)
Japanese Yen vs. U.S. Dollar, expiring 3/14/14	Deutsche Bank AG	238,072	2,261,470	2,323,066	(61,596)

					$(53,305)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$93,501,212	$—	$93,501,212
Consumer Staples	230,239	85,545,707	—	85,775,946
Energy	—	53,532,058	—	53,532,058
Financials	—	200,403,300	—	200,403,300
Health Care	140	78,616,013	—	78,616,153
Industrials	138,849	101,454,726	15,929	101,609,504
Information Technology	—	35,449,791	—	35,449,791
Materials	—	62,827,803	—	62,827,803
Telecommunication Services	—	44,644,124	—	44,644,124
Utilities	—	27,594,296	—	27,594,296
Forward Currency Contracts	—	57,125	—	57,125
Futures	18,224,701	—	—	18,224,701
Rights
Energy	—	34,734	—	34,734

Total Assets	$18,593,929	$783,660,889	$15,929	$802,270,747

Liabilities:
Forward Currency Contracts	$—	$(110,430)	$—	$(110,430)

Total Liabilities	$—	$(110,430)	$—	$(110,430)

Total	$18,593,929	$783,550,459	$15,929	$802,160,317

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	57,125
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	18,224,701	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$18,281,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(110,430)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(110,430)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,074,813	—	1,074,813
Credit contracts	—	—	—	—	—
Equity contracts	—	88,008,557	—	—	88,008,557
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$88,008,557	$1,074,813	$—	$89,083,370

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(215,784)	—	(215,784)
Credit contracts	—	—	—	—	—
Equity contracts	—	10,338,715	—	—	10,338,715
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$10,338,715	$(215,784)	$—	$10,122,931

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $26,975,000 and futures contracts with an average notional balance of approximately $386,342,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$57,125		$(48,834)	$—	$8,291
Exchange Traded Futures & Options Contracts (b)	18,224,701	(c)	—	—	18,224,701

	$18,281,826		$(48,834)	$—	$18,232,992

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$48,834	$(48,834)	$—	$—
Deutsche Bank AG	61,596	—	—	61,596

	$110,430	$(48,834)	$—	$61,596

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$268,785,229
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,295,570

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$151,045,002
Aggregate gross unrealized depreciation	(19,899,152)

Net unrealized appreciation	$131,145,850

Federal income tax cost of investments	$652,843,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,977,631)	$2,963,010
Unaffiliated Issuers (Cost $648,442,053)	781,025,911
Cash	10,920,883
Foreign cash (Cost $417,089,077)	406,444,081
Cash held as collateral at broker	24,907,100
Receivable from Separate Accounts for Trust shares sold	1,601,361
Dividends, interest and other receivables	1,383,223
Due from broker for futures variation margin	1,202,115
Receivable for securities sold	265,300
Unrealized appreciation on forward foreign currency contracts	57,125
Other assets	36,327

Total assets	1,230,806,436

LIABILITIES
Investment management fees payable	450,936
Administrative fees payable	161,175
Unrealized depreciation on forward foreign currency contracts	110,430
Payable to Separate Accounts for Trust shares redeemed	34,596
Distribution fees payable - Class IB	27,579
Payable for securities purchased	1,791
Trustees’ fees payable	258
Accrued expenses	69,560

Total liabilities	856,325

NET ASSETS	$1,229,950,111

Net assets were comprised of:
Paid in capital	$1,094,019,269
Accumulated undistributed net investment income (loss)	(2,038,821)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(3,207,789)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	141,177,452

Net assets	$1,229,950,111

Class IB
Net asset value, offering and redemption price per share, $133,666,549 / 9,932,377 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.46

Class K
Net asset value, offering and redemption price per share, $1,096,283,562 / 81,255,583 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.49

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($53,018 of dividend income received from affiliates) (net of $1,101,308 foreign withholding tax)	$16,507,363
Interest	194,420

Total income	16,701,783

EXPENSES
Investment management fees	4,432,195
Administrative fees	1,531,602
Distribution fees - Class IB	312,588
Custodian fees	116,500
Printing and mailing expenses	100,911
Professional fees	61,233
Trustees’ fees	24,837
Distribution fees - Class IA	34
Miscellaneous	200,976

Total expenses	6,780,876

NET INVESTMENT INCOME (LOSS)	9,920,907

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(359,864)
Futures	88,008,557
Foreign currency transactions	(11,773,783)

Net realized gain (loss)	75,874,910

Change in unrealized appreciation (depreciation) on:
Investments ($944,670 of change in unrealized appreciation (depreciation) from affiliates)	107,600,974
Futures	10,338,715
Foreign currency translations	(8,261,486)

Net change in unrealized appreciation (depreciation)	109,678,203

NET REALIZED AND UNREALIZED GAIN (LOSS)	185,553,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,474,020

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,920,907	$8,990,230
Net realized gain (loss) on investments, futures and foreign currency transactions	75,874,910	35,329,244
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	109,678,203	61,000,725

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	195,474,020	105,320,199

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(734)
Class IB	—	(679,293)
Class K	—	(5,548,191)

	—	(6,228,218)

Distributions from net realized capital gains
Class IB	(10,364,917)	—
Class K	(83,297,546)	—

	(93,662,463)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(93,662,463)	(6,228,218)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 76 and 0 shares, respectively ]	940	—
Capital shares issued in reinvestment of dividends [ 0 and 61 shares, respectively ]	—	734
Capital shares repurchased [ (10,672) and 0 shares, respectively ]	(132,222)	—

Total Class IA transactions	(131,282)	734

Class IB
Capital shares sold [ 946,125 and 2,677,960 shares, respectively ]	12,468,014	29,100,677
Capital shares issued in reinvestment of dividends and distributions [ 799,650 and 56,207 shares, respectively ]	10,364,917	679,293
Capital shares repurchased [ (1,585,654) and (1,007,926) shares, respectively ]	(20,980,194)	(11,499,195)

Total Class IB transactions	1,852,737	18,280,775

Class K
Capital shares sold [ 23,423,708 and 19,639,149 shares, respectively ]	309,707,712	216,418,636
Capital shares issued in reinvestment of dividends and distributions [ 6,411,045 and 459,175 shares, respectively ]	83,297,546	5,548,191
Capital shares repurchased [ (4,807,086) and (2,030,030) shares, respectively ]	(64,085,863)	(23,517,785)

Total Class K transactions	328,919,395	198,449,042

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	330,640,850	216,730,551

TOTAL INCREASE (DECREASE) IN NET ASSETS	432,452,407	315,822,532
NET ASSETS:
Beginning of year	797,497,704	481,675,172

End of year (a)	$1,229,950,111	$797,497,704

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,038,821)	$(1,206,005)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 29, 2009* to December 31, 2009
Class IB	2013		2012	2011	2010
Net asset value, beginning of period	$12.08		$10.42	$12.72	$12.29		$11.98

Income (loss) from investment operations:
Net investment income (loss)	0.11	##(e)	0.14 (e)	0.15 (e)	0.30	(e)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.40		1.59	(2.20)	0.27		0.62

Total from investment operations	2.51		1.73	(2.05)	0.57		0.44

Less distributions:
Dividends from net investment income	—		(0.07)	(0.16)	(0.07)		(0.06)
Distributions from net realized gains	(1.13)		—	(0.09)	(0.07)		(0.07)

Total dividends and distributions	(1.13)		(0.07)	(0.25)	(0.14)		(0.13)

Net asset value, end of period	$13.46		$12.08	$10.42	$12.72		$12.29

Total return (b)	21.16%		16.60%	(16.11)%	4.75%		3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$133,667		$118,078	$83,866	$43,893		$91
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.91%		0.94%	0.95%	0.94%		0.94	%(c)
Before waivers and reimbursements (a)	0.91%		0.94%	0.95%	1.01	%(c)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.82	%(aa)	1.27%	1.29%	2.54%		(8.26)%
Before waivers and reimbursements (a)	0.82	%(aa)	1.27%	1.28%	2.50%		(9.62)%
Portfolio turnover rate (z)	1%		3%	2%	3%		24%

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$12.08		$10.42	$11.23

Income (loss) from investment operations:
Net investment income (loss)	0.14	##(e)	0.16 (e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.40		1.60	(0.60)

Total from investment operations	2.54		1.76	(0.63)

Less distributions:
Dividends from net investment income	—		(0.10)	(0.18)
Distributions from net realized gains	(1.13)		—	—

Total dividends and distributions	(1.13)		(0.10)	(0.18)

Net asset value, end of period	$13.49		$12.08	$10.42

Total return (b)	21.41%		16.90%	(5.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,096,284		$679,292	$397,699
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.66%		0.69%	0.70%
Before waivers and reimbursements (a)	0.66%		0.69%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.03	%(bb)	1.47%	(0.82)%
Before waivers and reimbursements (a)	1.03	%(bb)	1.47%	(0.83)%
Portfolio turnover rate	1%		3%	2%
*	Commencement of Operations.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.09 and $0.12 for Class IB and K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.65% for income after waivers and reimbursements and 0.65% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.86% for income after waivers and reimbursements and 0.86% before waives and reimbursements.

See Notes to Financial Statements.

ATM INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class K Shares*	21.46%	12.61%
MSCI EAFE Index	22.78	15.68
40% DJ EuroSTOXX 50/ 25% FTSE 100/25% TOPIX/10% S&P/ASX 200	23.45	15.84
VMI – International II	22.60	13.18
VMI – International Proxy II	23.57	13.57
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 21.46% for the year ended December 31, 2013. The Portfolio’s benchmarks, the MSCI EAFE Index returned 22.78%, the 40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 23.45%, the VMI — International II returned 22.60%, and the VMI — International Proxy II returned 23.57% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

World equity markets closed the year on a strong note, fuelled by signs that the global economy continued to improve, but at a pace sufficiently modest to allow most major central banks to maintain accommodative policies. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	15.8%
Industrials	8.0
Consumer Discretionary	7.4
Consumer Staples	6.8
Health Care	6.2
Materials	5.0
Energy	4.2
Telecommunication Services	3.5
Information Technology	2.8
Utilities	2.2
Cash and Other	38.1

100.0%

ATM INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class K
Actual	$1,000.00	$1,177.60	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.33

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratios of 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.6%)
AGL Energy Ltd.	61,303	$822,704
ALS Ltd.	40,966	322,257
Alumina Ltd.*	288,919	287,643
Amcor Ltd.	135,002	1,271,732
AMP Ltd.	317,552	1,244,750
APA Group	91,027	487,668
Asciano Ltd.	104,367	536,770
ASX Ltd.	20,906	686,198
Aurizon Holdings Ltd.	218,787	953,332
Australia & New Zealand Banking Group Ltd.	300,597	8,650,631
Bank of Queensland Ltd.	34,739	377,184
Bendigo and Adelaide Bank Ltd.	45,538	477,765
BHP Billiton Ltd.	351,096	11,909,623
Boral Ltd.	81,459	346,945
Brambles Ltd.	171,910	1,404,511
Caltex Australia Ltd.	15,120	270,688
CFS Retail Property Trust Group (REIT)	224,908	390,596
Coca-Cola Amatil Ltd.	63,976	687,204
Cochlear Ltd.	6,543	344,225
Commonwealth Bank of Australia	176,051	12,229,844
Computershare Ltd.	50,736	515,539
Crown Resorts Ltd.	45,499	684,549
CSL Ltd.	53,226	3,277,358
Dexus Property Group (REIT)	514,349	461,559
Echo Entertainment Group Ltd.	86,181	189,299
Federation Centres Ltd. (REIT)	149,701	312,783
Flight Centre Travel Group Ltd.	6,095	258,778
Fortescue Metals Group Ltd.	167,606	870,994
Goodman Group (REIT)	187,323	791,143
GPT Group (REIT)	188,939	573,592
Harvey Norman Holdings Ltd.	62,268	175,693
Iluka Resources Ltd.	44,789	345,132
Incitec Pivot Ltd.	175,021	418,820
Insurance Australia Group Ltd.	240,658	1,250,622
Leighton Holdings Ltd.	17,591	253,040
Lend Lease Group	58,045	577,368
Macquarie Group Ltd.	32,365	1,588,552
Metcash Ltd.	93,677	264,316
Mirvac Group (REIT)	394,622	591,961
National Australia Bank Ltd.	256,324	7,971,601
Newcrest Mining Ltd.	83,814	583,733
Orica Ltd.	40,888	871,102
Origin Energy Ltd.	120,863	1,518,414
Orora Ltd.*	59,268	61,388
Qantas Airways Ltd.*	113,155	110,635
QBE Insurance Group Ltd.	130,885	1,345,142
Ramsay Health Care Ltd.	14,283	551,707
REA Group Ltd.	5,804	195,687
Rio Tinto Ltd.	48,061	2,925,854
Santos Ltd.	105,397	1,376,814
Seek Ltd.	34,157	408,989
Sonic Healthcare Ltd.	41,248	610,647
SP AusNet	172,703	191,987
Stockland Corp., Ltd. (REIT)	251,938	812,089
Suncorp Group Ltd.	140,244	1,640,433
Sydney Airport	127,774	433,540
Tabcorp Holdings Ltd.	83,055	269,200
Tatts Group Ltd.	153,847	425,847
Telstra Corp., Ltd.	477,651	2,239,097
Toll Holdings Ltd.	74,281	376,729
Transurban Group	152,642	932,251
Treasury Wine Estates Ltd.	70,019	301,346
Wesfarmers Ltd.	108,290	4,258,322
Westfield Group (REIT)	225,090	2,027,917
Westfield Retail Trust (REIT)	325,191	862,378
Westpac Banking Corp.	339,761	9,823,205
Woodside Petroleum Ltd.	72,270	2,510,212
Woolworths Ltd.	136,587	4,128,296
WorleyParsons Ltd.	22,269	330,074

		107,198,004

Austria (0.2%)
Andritz AG	7,841	491,773
Erste Group Bank AG	27,971	974,691
Immofinanz AG*	104,230	482,935
OMV AG	16,642	796,496
Raiffeisen Bank International AG	5,222	184,052
Telekom Austria AG	25,346	191,916
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,945	196,598
Voestalpine AG	12,269	589,565

		3,908,026

Belgium (0.7%)
Ageas	24,544	1,045,032
Anheuser-Busch InBev N.V.	87,813	9,333,344
Belgacom S.A.	16,933	500,953
Colruyt S.A.	8,157	455,372
Delhaize Group S.A.	11,120	660,864
Groupe Bruxelles Lambert S.A.	9,124	837,587
KBC Groep N.V.	27,338	1,551,367
Solvay S.A.	6,445	1,019,634
Telenet Group Holding N.V.	5,779	344,839
UCB S.A.	11,919	887,732
Umicore S.A.	12,669	591,793

		17,228,517

Bermuda (0.1%)
Seadrill Ltd.	40,867	1,668,288

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	211,399	198,508

Denmark (0.7%)
A. P. Moller - Maersk A/S, Class A	60	618,505
A. P. Moller - Maersk A/S, Class B	146	1,584,455
Carlsberg A/S, Class B	11,721	1,296,870
Coloplast A/S, Class B	12,531	829,585
Danske Bank A/S*	71,698	1,644,780
DSV A/S	19,669	644,903
Novo Nordisk A/S, Class B	43,741	8,017,805
Novozymes A/S, Class B	25,540	1,078,070
TDC A/S	83,085	805,914
Tryg A/S	2,908	281,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
William Demant Holding A/S*	2,818	$273,862

		17,076,017

Finland (0.6%)
Elisa Oyj	14,937	395,770
Fortum Oyj	49,501	1,132,479
Kone Oyj, Class B	33,597	1,515,996
Metso Oyj	13,983	596,714
Neste Oil Oyj	13,241	261,759
Nokia Oyj*	411,179	3,292,135
Nokian Renkaat Oyj	12,310	590,519
Orion Oyj, Class B	10,756	302,155
Pohjola Bank plc, Class A	15,764	317,057
Sampo Oyj, Class A	46,375	2,278,868
Stora Enso Oyj, Class R	61,350	615,692
UPM-Kymmene Oyj	57,214	966,550
Wartsila Oyj	19,275	948,499

		13,214,193

France (6.0%)
Accor S.A.	17,267	814,769
Aeroports de Paris S.A.	3,440	390,424
Air Liquide S.A.	33,991	4,807,074
Airbus Group N.V.	63,972	4,911,631
Alcatel-Lucent*	303,272	1,359,274
Alstom S.A.	23,608	859,843
Arkema S.A.	6,752	787,591
AtoS	7,683	695,368
AXA S.A.‡	196,557	5,464,854
BNP Paribas S.A.	109,396	8,525,603
Bouygues S.A.	20,775	783,668
Bureau Veritas S.A.	24,731	722,807
Cap Gemini S.A.	15,922	1,076,138
Carrefour S.A.	66,059	2,618,177
Casino Guichard Perrachon S.A.	6,310	727,180
CGG S.A.*	18,037	312,154
Christian Dior S.A.	6,118	1,156,011
Cie de Saint-Gobain S.A.	44,699	2,458,159
Cie Generale des Etablissements Michelin	20,107	2,136,828
CNP Assurances S.A.	16,878	345,964
Credit Agricole S.A.*	106,383	1,361,797
Danone S.A.	62,059	4,466,797
Dassault Systemes S.A.	6,741	836,756
Edenred	21,946	734,550
EDF S.A.	25,931	916,268
Essilor International S.A.	22,385	2,379,841
Eurazeo S.A.	3,281	257,189
Eutelsat Communications S.A.	15,501	483,325
Fonciere des Regions (REIT)	3,050	263,292
GDF Suez S.A.	145,710	3,426,748
Gecina S.A. (REIT)	2,531	334,367
Groupe Eurotunnel S.A. (Registered)	59,815	628,677
ICADE (REIT)	3,383	314,936
Iliad S.A.	2,685	550,000
Imerys S.A.	3,976	345,745
J.C. Decaux S.A.	7,390	304,688
Kering	8,376	1,770,488
Klepierre S.A. (REIT)	11,111	514,889
Lafarge S.A.	20,642	1,546,795
Lagardere S.C.A.	12,243	455,090
Legrand S.A.	27,912	1,538,245
L’Oreal S.A.	26,343	4,627,856
LVMH Moet Hennessy Louis Vuitton S.A.	27,673	5,048,048
Natixis S.A.	99,926	587,539
Orange S.A.	204,651	2,533,845
Pernod-Ricard S.A.	23,289	2,653,123
Publicis Groupe S.A.	19,482	1,782,560
Remy Cointreau S.A.	2,528	212,109
Renault S.A.	20,739	1,667,616
Rexel S.A.	23,202	608,855
Safran S.A.	29,621	2,058,263
Sanofi S.A.	130,482	13,843,355
Schneider Electric S.A.	57,886	5,048,781
SCOR SE	16,068	587,213
Societe BIC S.A.	3,221	394,636
Societe Generale S.A.	77,535	4,503,392
Sodexo S.A.	10,554	1,069,189
Suez Environnement Co. S.A.	29,472	528,094
Technip S.A.	11,217	1,078,026
Thales S.A.	10,409	670,160
Total S.A.	234,255	14,350,443
Unibail-Rodamco SE (REIT)	10,473	2,683,435
Valeo S.A.	8,250	912,842
Vallourec S.A.	11,860	646,106
Veolia Environnement S.A.	38,645	630,258
Vinci S.A.	51,335	3,370,061
Vivendi S.A.	132,440	3,489,997
Wendel S.A.	3,466	505,188
Zodiac Aerospace	3,654	647,202

		141,122,192

Germany (5.8%)
Adidas AG	23,033	2,935,437
Allianz SE (Registered)	49,791	8,928,646
Axel Springer SE	4,428	284,478
BASF SE	100,365	10,699,210
Bayer AG (Registered)	90,363	12,673,647
Bayerische Motoren Werke (BMW) AG	36,517	4,281,149
Bayerische Motoren Werke (BMW) AG (Preference)	6,014	513,699
Beiersdorf AG	11,178	1,132,405
Brenntag AG	5,576	1,033,654
Celesio AG	8,803	278,537
Commerzbank AG*	104,815	1,688,512
Continental AG	12,100	2,653,368
Daimler AG (Registered)	105,184	9,101,733
Deutsche Bank AG (Registered)	112,242	5,354,213
Deutsche Boerse AG	21,500	1,780,569
Deutsche Lufthansa AG (Registered)*	24,730	524,605
Deutsche Post AG (Registered)	99,742	3,636,199
Deutsche Telekom AG (Registered)	316,156	5,406,252
Deutsche Wohnen AG	32,576	628,976
E.ON SE	198,732	3,667,602
Fraport AG	4,267	319,275
Fresenius Medical Care AG & Co. KGaA	23,235	1,653,518
Fresenius SE & Co. KGaA	13,628	2,092,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Fuchs Petrolub SE (Preference)	3,762	$367,659
GEA Group AG	20,009	952,413
Hannover Rueck SE	6,907	592,732
HeidelbergCement AG	15,789	1,197,909
Henkel AG & Co. KGaA	13,927	1,449,215
Henkel AG & Co. KGaA (Preference)	19,673	2,281,778
Hochtief AG	3,677	313,927
Hugo Boss AG	3,375	480,549
Infineon Technologies AG	120,805	1,289,646
K+S AG (Registered)	18,982	584,290
Kabel Deutschland Holding AG	2,506	324,824
Lanxess AG	9,043	603,051
Linde AG	20,437	4,274,913
MAN SE	4,091	502,298
Merck KGaA	7,029	1,259,491
Metro AG	14,189	687,097
Muenchener Rueckversicherungs AG (Registered)	19,515	4,299,513
OSRAM Licht AG*	8,969	505,885
Porsche Automobil Holding SE (Preference)	16,728	1,741,142
ProSiebenSat.1 Media AG (Registered)	20,381	1,009,373
RWE AG	53,721	1,966,215
SAP AG	100,682	8,630,448
Siemens AG (Registered)	86,644	11,834,986
Sky Deutschland AG*	47,837	526,475
Suedzucker AG	8,955	241,706
Telefonica Deutschland Holding AG	28,959	239,033
ThyssenKrupp AG*	45,976	1,118,878
United Internet AG (Registered)	11,898	506,101
Volkswagen AG	3,299	893,618
Volkswagen AG (Preference)	15,804	4,438,540

		136,381,670

Hong Kong (1.6%)
AIA Group Ltd.	1,322,600	6,634,917
ASM Pacific Technology Ltd.	25,177	210,720
Bank of East Asia Ltd.	128,721	545,308
BOC Hong Kong Holdings Ltd.	404,723	1,297,005
Cathay Pacific Airways Ltd.	126,368	267,263
Cheung Kong Holdings Ltd.	152,708	2,410,464
Cheung Kong Infrastructure Holdings Ltd.	66,013	416,715
CLP Holdings Ltd.	191,028	1,510,132
First Pacific Co., Ltd.	263,400	299,600
Galaxy Entertainment Group Ltd.*	231,400	2,075,477
Hang Lung Properties Ltd.	249,711	788,971
Hang Seng Bank Ltd.	85,232	1,381,642
Henderson Land Development Co., Ltd.	117,745	671,913
HKT Trust/HKT Ltd.	245,300	242,317
Hong Kong & China Gas Co., Ltd.	632,970	1,451,350
Hong Kong Exchanges and Clearing Ltd.	117,422	1,957,967
Hopewell Holdings Ltd.	56,962	192,829
Hutchison Whampoa Ltd.	231,533	3,147,103
Hysan Development Co., Ltd.	70,907	305,417
Kerry Logistics Network Ltd.*	16,186	23,003
Kerry Properties Ltd.	65,324	226,612
Li & Fung Ltd.	637,650	822,318
Link REIT (REIT)	248,619	1,205,534
MTR Corp., Ltd.	163,016	617,015
New World Development Co., Ltd.	414,429	523,227
Noble Group Ltd.	460,330	390,311
NWS Holdings Ltd.	159,389	242,959
PCCW Ltd.	444,265	198,806
Power Assets Holdings Ltd.	151,065	1,201,031
Shangri-La Asia Ltd.	176,635	344,418
Sino Land Co., Ltd.	323,007	441,545
SJM Holdings Ltd.	207,500	695,743
Sun Hung Kai Properties Ltd.	175,308	2,223,481
Swire Pacific Ltd., Class A	75,812	888,708
Swire Properties Ltd.	126,800	320,504
Wharf Holdings Ltd.	163,113	1,247,386
Wheelock & Co., Ltd.	103,674	476,636
Yue Yuen Industrial Holdings Ltd.	78,337	261,652

		38,157,999

Ireland (0.4%)
Bank of Ireland*	2,338,137	810,577
CRH plc (BATS Europe Exchange)	49,868	1,255,442
CRH plc (London Stock Exchange)	30,276	763,564
Experian plc	111,661	2,059,842
James Hardie Industries plc (CDI)	49,606	573,154
Kerry Group plc (BATS Europe Exchange), Class A	5,416	376,191
Kerry Group plc (Irish Stock Exchange), Class A	10,870	755,170
Ryanair Holdings plc (ADR)*	3,307	155,198
Shire plc	60,095	2,838,148

		9,587,286

Israel (0.3%)
Bank Hapoalim B.M.	113,624	636,517
Bank Leumi Le-Israel B.M.*	131,165	535,691
Bezeq Israeli Telecommunication Corp., Ltd.	193,628	328,197
Delek Group Ltd.	393	150,092
Israel Chemicals Ltd.	47,903	399,146
Israel Corp., Ltd.*	265	139,446
Mizrahi Tefahot Bank Ltd.	13,585	177,794
NICE Systems Ltd.	6,264	256,550
Teva Pharmaceutical Industries Ltd.	93,727	3,746,920

		6,370,353

Italy (1.3%)
Assicurazioni Generali S.p.A.	129,259	3,040,750
Atlantia S.p.A.	38,773	869,976
Banca Monte dei Paschi di Siena S.p.A.*	659,569	159,153
Enel Green Power S.p.A.	186,388	469,494
Enel S.p.A.	727,727	3,177,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Eni S.p.A.	279,629	$6,728,152
Exor S.p.A.	9,048	359,852
Fiat S.p.A.*	94,028	769,011
Finmeccanica S.p.A.*	44,621	337,925
Intesa Sanpaolo S.p.A.	1,268,048	3,129,550
Luxottica Group S.p.A.	18,271	979,024
Mediobanca S.p.A.*	55,402	484,737
Pirelli & C. S.p.A.	25,796	446,434
Prysmian S.p.A.	22,623	582,301
Saipem S.p.A.	28,975	620,236
Snam S.p.A.	219,662	1,228,701
Telecom Italia S.p.A.	1,085,623	1,076,807
Telecom Italia S.p.A. (RNC)	676,835	529,808
Terna Rete Elettrica Nazionale S.p.A.	162,277	810,824
UniCredit S.p.A.	473,674	3,505,787
Unione di Banche Italiane S.c.p.A.	96,137	652,814

		29,958,935

Japan (12.9%)
ABC-Mart, Inc.	2,760	120,427
Acom Co., Ltd.*	43,910	148,855
Advantest Corp.	16,802	208,529
Aeon Co., Ltd.	65,948	892,374
AEON Financial Service Co., Ltd.	7,562	202,496
Aeon Mall Co., Ltd.	11,091	310,792
Air Water, Inc.	14,966	202,370
Aisin Seiki Co., Ltd.	21,562	874,273
Ajinomoto Co., Inc.	67,249	971,921
Alfresa Holdings Corp.	4,434	219,784
Amada Co., Ltd.	41,852	368,406
ANA Holdings, Inc.	120,698	240,685
Aozora Bank Ltd.	117,345	332,056
Asahi Glass Co., Ltd.	111,843	694,571
Asahi Group Holdings Ltd.	42,113	1,185,290
Asahi Kasei Corp.	140,922	1,102,647
Asics Corp.	17,605	300,076
Astellas Pharma, Inc.	47,780	2,826,601
Bank of Kyoto Ltd.	36,490	304,228
Bank of Yokohama Ltd.	129,300	719,493
Benesse Holdings, Inc.	7,826	313,976
Bridgestone Corp.	71,399	2,698,395
Brother Industries Ltd.	26,785	365,493
Calbee, Inc.	7,611	184,656
Canon, Inc.	123,636	3,909,485
Casio Computer Co., Ltd.	26,473	323,528
Central Japan Railway Co.	15,917	1,871,166
Chiba Bank Ltd.	80,328	540,809
Chiyoda Corp.	16,333	236,674
Chubu Electric Power Co., Inc.	71,946	928,446
Chugai Pharmaceutical Co., Ltd.	23,853	526,619
Chugoku Bank Ltd.	18,128	229,978
Chugoku Electric Power Co., Inc.	33,538	521,016
Citizen Holdings Co., Ltd.	30,892	259,902
Coca-Cola West Co., Ltd.	5,889	124,535
Credit Saison Co., Ltd.	16,884	443,464
Dai Nippon Printing Co., Ltd.	61,838	655,315
Daicel Corp.	30,045	244,217
Daido Steel Co., Ltd.	30,481	151,088
Daihatsu Motor Co., Ltd.	22,211	375,843
Dai-ichi Life Insurance Co., Ltd.	91,361	1,524,274
Daiichi Sankyo Co., Ltd.	73,883	1,349,131
Daikin Industries Ltd.	25,477	1,584,601
Dainippon Sumitomo Pharma Co., Ltd.	17,012	265,737
Daito Trust Construction Co., Ltd.	8,160	761,683
Daiwa House Industry Co., Ltd.	64,342	1,243,338
Daiwa Securities Group, Inc.	180,579	1,800,474
DeNA Co., Ltd.	11,237	236,029
Denso Corp.	53,755	2,832,972
Dentsu, Inc.	22,122	903,282
Don Quijote Holdings Co., Ltd	6,000	362,929
East Japan Railway Co.	36,562	2,909,406
Eisai Co., Ltd.	27,931	1,080,798
Electric Power Development Co., Ltd.	13,197	384,093
FamilyMart Co., Ltd.	6,496	296,394
FANUC Corp.	20,842	3,809,785
Fast Retailing Co., Ltd.	5,898	2,430,664
Fuji Electric Co., Ltd.	66,152	309,057
Fuji Heavy Industries Ltd.	64,032	1,833,221
Fujifilm Holdings Corp.	51,232	1,450,219
Fujitsu Ltd.*	204,258	1,055,136
Fukuoka Financial Group, Inc.	81,017	354,656
Gree, Inc.	10,248	101,108
GungHo Online Entertainment, Inc.*	36,802	264,544
Gunma Bank Ltd.	43,677	243,456
Hachijuni Bank Ltd.	47,684	277,564
Hakuhodo DY Holdings, Inc.	24,150	186,898
Hamamatsu Photonics KK	7,700	307,459
Hankyu Hanshin Holdings, Inc.	123,000	663,413
Hino Motors Ltd.	29,170	457,590
Hirose Electric Co., Ltd.	3,451	490,893
Hiroshima Bank Ltd.	55,000	227,186
Hisamitsu Pharmaceutical Co., Inc.	6,733	338,856
Hitachi Chemical Co., Ltd.	11,612	184,914
Hitachi Construction Machinery Co., Ltd.	11,487	244,880
Hitachi High-Technologies Corp.	7,282	182,620
Hitachi Ltd.	527,259	3,985,359
Hitachi Metals Ltd.	20,186	284,839
Hokkaido Electric Power Co., Inc.*	20,032	229,975
Hokuhoku Financial Group, Inc.	121,000	241,288
Hokuriku Electric Power Co.	18,562	251,524
Honda Motor Co., Ltd.	178,156	7,325,187
Hoya Corp.	48,598	1,348,432
Hulic Co., Ltd.	28,310	418,023
Ibiden Co., Ltd.	13,466	251,393
Idemitsu Kosan Co., Ltd.	9,048	205,601
IHI Corp.	144,166	621,511
Iida Group Holdings Co., Ltd.*	14,378	286,987
INPEX Corp.	96,694	1,237,713
Isetan Mitsukoshi Holdings Ltd.	40,332	572,560
Isuzu Motors Ltd.	132,928	825,514
ITOCHU Corp.	165,467	2,041,037

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
ITOCHU Techno-Solutions Corp.	2,475	$100,236
Iyo Bank Ltd.	29,126	285,148
J. Front Retailing Co., Ltd.	54,331	410,668
Japan Airlines Co., Ltd.	6,664	328,422
Japan Exchange Group, Inc.	27,523	781,182
Japan Petroleum Exploration Co.	3,290	124,496
Japan Prime Realty Investment Corp. (REIT)	83	265,606
Japan Real Estate Investment Corp. (REIT)	128	685,519
Japan Retail Fund Investment Corp. (REIT)	229	465,785
Japan Steel Works Ltd.	31,978	178,550
Japan Tobacco, Inc.	119,826	3,891,415
JFE Holdings, Inc.	53,124	1,262,143
JGC Corp.	22,824	894,018
Joyo Bank Ltd.	74,480	379,791
JSR Corp.	18,982	366,987
JTEKT Corp.	24,318	413,344
JX Holdings, Inc.	248,726	1,277,759
Kajima Corp.	97,261	364,810
Kakaku.com, Inc.	16,072	281,882
Kamigumi Co., Ltd.	24,296	222,404
Kaneka Corp.	32,324	211,790
Kansai Electric Power Co., Inc.*	79,277	910,131
Kansai Paint Co., Ltd.	24,052	355,150
Kao Corp.	56,402	1,772,772
Kawasaki Heavy Industries Ltd.	152,851	640,084
KDDI Corp.	59,388	3,648,660
Keikyu Corp.	50,534	416,038
Keio Corp.	63,997	425,998
Keisei Electric Railway Co., Ltd.	29,784	273,489
Keyence Corp.	5,056	2,160,479
Kikkoman Corp.	18,883	356,107
Kinden Corp.	12,161	127,026
Kintetsu Corp.	182,020	637,787
Kirin Holdings Co., Ltd.	95,220	1,368,036
Kobe Steel Ltd.*	269,905	461,332
Koito Manufacturing Co., Ltd.	9,607	183,090
Komatsu Ltd.	101,424	2,058,143
Konami Corp.	10,612	244,768
Konica Minolta, Inc.	51,064	508,652
Kubota Corp.	117,462	1,939,668
Kuraray Co., Ltd.	36,984	440,043
Kurita Water Industries Ltd.	12,386	256,635
Kyocera Corp.	35,636	1,776,555
Kyowa Hakko Kirin Co., Ltd.	26,082	287,048
Kyushu Electric Power Co., Inc.*	46,112	587,620
Lawson, Inc.	6,920	517,144
LIXIL Group Corp.	28,777	787,808
M3, Inc.	74	185,158
Mabuchi Motor Co., Ltd.	2,411	143,089
Makita Corp.	12,048	631,516
Marubeni Corp.	179,598	1,289,299
Marui Group Co., Ltd.	22,914	232,382
Maruichi Steel Tube Ltd.	4,538	114,452
Mazda Motor Corp.*	293,888	1,518,138
McDonald’s Holdings Co. Japan Ltd.	7,160	182,688
Medipal Holdings Corp.	15,878	209,274
MEIJI Holdings Co., Ltd.	6,882	441,765
Miraca Holdings, Inc.	5,900	277,884
Mitsubishi Chemical Holdings Corp.	149,423	689,579
Mitsubishi Corp.	155,008	2,968,865
Mitsubishi Electric Corp.	213,691	2,678,493
Mitsubishi Estate Co., Ltd.	137,515	4,106,777
Mitsubishi Gas Chemical Co., Inc.	43,717	321,308
Mitsubishi Heavy Industries Ltd.	334,548	2,068,092
Mitsubishi Logistics Corp.	13,523	213,291
Mitsubishi Materials Corp.	127,181	468,581
Mitsubishi Motors Corp.*	45,406	486,785
Mitsubishi Tanabe Pharma Corp.	26,010	362,080
Mitsubishi UFJ Financial Group, Inc.	1,392,979	9,179,826
Mitsubishi UFJ Lease & Finance Co., Ltd.	67,280	412,075
Mitsui & Co., Ltd.	191,592	2,665,296
Mitsui Chemicals, Inc.	87,712	211,555
Mitsui Fudosan Co., Ltd.	93,172	3,348,742
Mitsui O.S.K. Lines Ltd.	121,334	546,124
Mizuho Financial Group, Inc.	2,500,705	5,414,118
MS&AD Insurance Group Holdings, Inc.	54,604	1,463,228
Murata Manufacturing Co., Ltd.	21,980	1,949,418
Nabtesco Corp.	10,800	248,694
Namco Bandai Holdings, Inc.	19,581	433,976
NEC Corp.	275,647	620,343
Nexon Co., Ltd.	10,969	101,243
NGK Insulators Ltd.	28,733	545,139
NGK Spark Plug Co., Ltd.	20,099	475,230
NHK Spring Co., Ltd.	16,570	186,611
Nidec Corp.	10,773	1,053,669
Nikon Corp.	37,041	706,632
Nintendo Co., Ltd.	11,601	1,543,348
Nippon Building Fund, Inc. (REIT)	152	883,335
Nippon Electric Glass Co., Ltd.	40,978	214,793
Nippon Express Co., Ltd.	87,573	423,271
Nippon Meat Packers, Inc.	18,321	314,194
Nippon Paint Co., Ltd.	18,000	298,946
Nippon Prologis REIT, Inc. (REIT)	28	267,477
Nippon Steel & Sumitomo Metal Corp.	838,261	2,801,898
Nippon Telegraph & Telephone Corp.	41,037	2,205,578
Nippon Yusen KK	174,558	556,941
Nishi-Nippon City Bank Ltd.	75,520	202,945
Nissan Motor Co., Ltd.	274,473	2,303,999
Nisshin Seifun Group, Inc.	21,398	220,868
Nissin Foods Holdings Co., Ltd.	6,594	278,011
Nitori Holdings Co., Ltd.	3,825	362,124
Nitto Denko Corp.	17,889	753,373
NKSJ Holdings, Inc.	37,423	1,039,074
NOK Corp.	11,636	190,048
Nomura Holdings, Inc.	394,833	3,033,139
Nomura Real Estate Holdings, Inc.	13,225	297,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Nomura Real Estate Office Fund, Inc. (REIT)	36	$167,164
Nomura Research Institute Ltd.	11,612	365,528
NSK Ltd.	49,549	615,422
NTT Data Corp.	13,542	498,936
NTT DOCOMO, Inc.	168,740	2,763,997
NTT Urban Development Corp.	11,305	129,786
Obayashi Corp.	73,334	417,122
Odakyu Electric Railway Co., Ltd.	69,385	626,580
Oji Holdings Corp.	91,744	469,566
Olympus Corp.*	26,248	829,986
Omron Corp.	21,956	968,432
Ono Pharmaceutical Co., Ltd.	9,125	798,037
Oracle Corp. Japan	4,160	151,887
Oriental Land Co., Ltd.	5,517	794,729
ORIX Corp.	137,610	2,413,500
Osaka Gas Co., Ltd.	206,932	811,537
Otsuka Corp.	1,861	236,977
Otsuka Holdings Co., Ltd.	39,595	1,142,995
Panasonic Corp.	243,608	2,831,414
Park24 Co., Ltd.	10,800	203,365
Rakuten, Inc.	78,688	1,168,626
Resona Holdings, Inc.	205,460	1,045,737
Ricoh Co., Ltd.	71,420	758,214
Rinnai Corp.	3,616	281,218
Rohm Co., Ltd.	10,474	509,229
Sankyo Co., Ltd.	5,902	271,814
Sanrio Co., Ltd.	5,200	218,498
Santen Pharmaceutical Co., Ltd.	7,869	366,513
SBI Holdings, Inc.	22,204	335,242
Secom Co., Ltd.	22,840	1,375,041
Sega Sammy Holdings, Inc.	21,425	544,628
Sekisui Chemical Co., Ltd.	45,164	553,239
Sekisui House Ltd.	61,030	851,905
Seven & I Holdings Co., Ltd.	83,176	3,301,450
Seven Bank Ltd.	62,675	244,606
Sharp Corp.*	157,062	498,136
Shikoku Electric Power Co., Inc.*	19,657	293,987
Shimadzu Corp.	23,860	207,311
Shimamura Co., Ltd.	2,554	239,127
Shimano, Inc.	8,664	742,911
Shimizu Corp.	61,090	308,031
Shin-Etsu Chemical Co., Ltd.	44,640	2,602,693
Shinsei Bank Ltd.	175,420	428,097
Shionogi & Co., Ltd.	32,993	714,311
Shiseido Co., Ltd.	38,978	625,884
Shizuoka Bank Ltd.	60,770	647,459
Showa Denko KK	157,083	222,252
Showa Shell Sekiyu KK	19,025	192,942
SMC Corp.	5,675	1,428,046
SoftBank Corp.	104,749	9,150,990
Sojitz Corp.	145,224	257,876
Sony Corp.	111,799	1,938,515
Sony Financial Holdings, Inc.	19,967	362,899
Stanley Electric Co., Ltd.	16,716	382,225
Sumco Corp.	14,448	127,317
Sumitomo Chemical Co., Ltd.	165,842	648,817
Sumitomo Corp.	123,591	1,550,315
Sumitomo Electric Industries Ltd.	84,160	1,401,734
Sumitomo Heavy Industries Ltd.	63,216	290,538
Sumitomo Metal Mining Co., Ltd.	56,849	743,339
Sumitomo Mitsui Financial Group, Inc.	139,173	7,162,830
Sumitomo Mitsui Trust Holdings, Inc.	355,115	1,868,139
Sumitomo Realty & Development Co., Ltd.	40,474	2,010,056
Sumitomo Rubber Industries Ltd.	18,364	260,524
Suntory Beverage & Food Ltd.	13,599	433,241
Suruga Bank Ltd.	18,526	331,783
Suzuken Co., Ltd.	7,494	242,304
Suzuki Motor Corp.	39,664	1,065,139
Sysmex Corp.	7,900	465,853
T&D Holdings, Inc.	63,146	880,842
Taiheiyo Cement Corp.	127,704	489,910
Taisei Corp.	98,613	447,602
Taisho Pharmaceutical Holdings Co., Ltd.	3,127	214,682
Taiyo Nippon Sanso Corp.	25,608	181,890
Takashimaya Co., Ltd.	27,045	268,883
Takeda Pharmaceutical Co., Ltd.	86,082	3,944,029
TDK Corp.	13,729	657,052
Teijin Ltd.	106,750	237,200
Terumo Corp.	17,133	824,844
THK Co., Ltd.	12,292	306,279
Tobu Railway Co., Ltd.	112,009	542,442
Toho Co., Ltd.	13,254	291,107
Toho Gas Co., Ltd.	44,306	215,409
Tohoku Electric Power Co., Inc.*	48,941	549,779
Tokio Marine Holdings, Inc.	76,161	2,542,075
Tokyo Electric Power Co., Inc.*	159,797	784,494
Tokyo Electron Ltd.	19,040	1,041,405
Tokyo Gas Co., Ltd.	267,338	1,314,985
Tokyo Tatemono Co., Ltd.	43,000	476,916
Tokyu Corp.	126,019	814,917
Tokyu Fudosan Holdings Corp.*	50,585	475,540
TonenGeneral Sekiyu KK	29,829	273,336
Toppan Printing Co., Ltd.	61,090	487,861
Toray Industries, Inc.	162,226	1,121,456
Toshiba Corp.	435,935	1,829,677
TOTO Ltd.	32,800	519,206
Toyo Seikan Kaisha Ltd.	17,996	386,031
Toyo Suisan Kaisha Ltd.	9,783	293,555
Toyoda Gosei Co., Ltd.	7,658	177,943
Toyota Boshoku Corp.	6,408	79,895
Toyota Industries Corp.	18,382	828,246
Toyota Motor Corp.	301,384	18,373,234
Toyota Tsusho Corp.	23,086	570,628
Trend Micro, Inc.	12,018	419,962
Tsumura & Co.	6,196	164,034
Ube Industries Ltd.	107,877	230,485
Unicharm Corp.	12,406	706,827
United Urban Investment Corp. (REIT)	248	356,304
USS Co., Ltd.	23,440	321,407
West Japan Railway Co.	18,300	792,403
Yahoo! Japan Corp.	155,168	861,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Yakult Honsha Co., Ltd.	9,093	$458,492
Yamada Denki Co., Ltd.	96,080	313,850
Yamaguchi Financial Group, Inc.	22,834	211,189
Yamaha Corp.	18,821	298,284
Yamaha Motor Co., Ltd.	29,968	448,766
Yamato Holdings Co., Ltd.	41,564	839,095
Yamato Kogyo Co., Ltd.	4,313	137,610
Yamazaki Baking Co., Ltd.	12,005	123,003
Yaskawa Electric Corp.	23,822	376,184
Yokogawa Electric Corp.	23,097	354,208
Yokohama Rubber Co., Ltd.	21,000	205,992

		302,853,003

Luxembourg (0.2%)
ArcelorMittal S.A.	109,726	1,957,822
Millicom International Cellular S.A. (SDR)	7,214	718,389
RTL Gorup S.A.	4,264	550,992
SES S.A. (FDR)	33,303	1,078,025
Tenaris S.A.	51,795	1,131,520

		5,436,748

Macau (0.2%)
MGM China Holdings Ltd.	96,600	412,347
Sands China Ltd.	264,096	2,157,575
Wynn Macau Ltd.	168,900	765,618

		3,335,540

Mexico (0.0%)
Fresnillo plc	20,062	247,668

Netherlands (2.8%)
Aegon N.V.	195,170	1,842,415
Akzo Nobel N.V.	26,289	2,037,580
ASML Holding N.V.	39,061	3,656,212
Corio N.V. (REIT)	7,355	329,603
Delta Lloyd N.V.	19,743	489,974
Fugro N.V. (CVA)	7,604	453,111
Gemalto N.V.	8,568	943,078
Heineken Holding N.V.	11,450	724,345
Heineken N.V.	25,441	1,717,760
ING Groep N.V. (CVA)*	417,291	5,798,079
Koninklijke (Royal) KPN N.V.*	351,161	1,131,885
Koninklijke Ahold N.V.	111,945	2,009,736
Koninklijke Boskalis Westminster N.V.	8,424	445,072
Koninklijke DSM N.V.	16,890	1,328,145
Koninklijke Philips N.V.	106,016	3,886,072
Koninklijke Vopak N.V.	7,622	445,847
OCI*	9,936	447,453
QIAGEN N.V.*	26,609	619,923
Randstad Holding N.V.	13,254	859,711
Reed Elsevier N.V.	76,872	1,628,593
Royal Dutch Shell plc, Class A	417,723	14,962,086
Royal Dutch Shell plc, Class B	274,539	10,365,401
TNT Express N.V.	38,356	356,067
Unilever N.V. (CVA)	179,073	7,211,918
Wolters Kluwer N.V.	33,687	961,390
Ziggo N.V.	16,391	748,630

		65,400,086

New Zealand (0.1%)
Auckland International Airport Ltd.	113,069	328,247
Contact Energy Ltd.	35,355	149,160
Fletcher Building Ltd.	76,456	535,087
Ryman Healthcare Ltd.	40,315	260,267
Telecom Corp. of New Zealand Ltd.	206,035	390,567

		1,663,328

Norway (0.4%)
Aker Solutions ASA	17,205	307,490
DNB ASA	107,239	1,918,360
Gjensidige Forsikring ASA	20,795	396,680
Norsk Hydro ASA	146,926	655,744
Orkla ASA	85,741	668,931
Statoil ASA	123,123	2,984,037
Telenor ASA	74,757	1,782,247
Yara International ASA	20,423	878,836

		9,592,325

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)*	194,015	277,316
EDP - Energias de Portugal S.A.	217,728	799,741
Galp Energia SGPS S.A., Class B	37,964	622,285
Jeronimo Martins SGPS S.A.	27,185	531,618
Portugal Telecom SGPS S.A. (Registered)	70,944	308,409

		2,539,369

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	214,656	374,217
CapitaCommercial Trust (REIT)	219,000	251,634
CapitaLand Ltd.	277,707	666,787
CapitaMall Trust (REIT)	256,182	386,724
CapitaMalls Asia Ltd.	159,601	247,885
City Developments Ltd.	41,569	316,227
ComfortDelGro Corp., Ltd.	216,450	344,756
DBS Group Holdings Ltd.	188,970	2,560,630
Genting Singapore plc	680,972	806,730
Global Logistic Properties Ltd.	332,100	760,544
Golden Agri-Resources Ltd.	776,295	335,260
Hutchison Port Holdings Trust, Class U	574,500	387,830
Jardine Cycle & Carriage Ltd.	12,042	343,048
Keppel Corp., Ltd.	157,825	1,399,470
Keppel Land Ltd.	74,000	195,856
Olam International Ltd.	161,304	196,206
Oversea-Chinese Banking Corp., Ltd.	282,931	2,286,855
Sembcorp Industries Ltd.	103,809	451,612
Sembcorp Marine Ltd.	94,768	334,179
Singapore Airlines Ltd.	59,548	491,220
Singapore Exchange Ltd.	91,062	523,880
Singapore Press Holdings Ltd.	177,397	579,164
Singapore Technologies Engineering Ltd.	175,479	550,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Singapore Telecommunications Ltd.	878,545	$2,548,021
StarHub Ltd.	63,152	214,685
United Overseas Bank Ltd.	139,586	2,349,385
UOL Group Ltd.	47,059	230,829
Wilmar International Ltd.	213,874	579,618

		20,713,905

Spain (2.1%)
Abertis Infraestructuras S.A.	43,487	966,175
ACS Actividades de Construccion y Servicios S.A.	16,517	568,515
Amadeus IT Holding S.A., Class A	41,336	1,768,815
Banco Bilbao Vizcaya Argentaria S.A.	633,143	7,793,841
Banco de Sabadell S.A.	369,726	964,366
Banco Popular Espanol S.A.*	136,298	822,210
Banco Santander S.A. (BATS Europe Exchange)	1,245,805	11,150,334
Banco Santander S.A. (PLUS Market Group)	316	2,828
Bankia S.A.*	426,447	723,942
CaixaBank S.A.	189,824	989,202
Distribuidora Internacional de Alimentacion S.A.	66,377	593,546
Enagas S.A.	20,683	540,476
Ferrovial S.A.	44,261	856,416
Gas Natural SDG S.A.	38,620	993,257
Grifols S.A.	15,992	764,837
Iberdrola S.A.	511,396	3,260,850
Inditex S.A.	23,840	3,929,043
Mapfre S.A.	102,899	440,671
Red Electrica Corporacion S.A.	11,776	785,712
Repsol S.A.	94,130	2,372,342
Telefonica S.A.	447,854	7,291,694
Zardoya Otis S.A.	19,065	344,895

		47,923,967

Sweden (2.0%)
Alfa Laval AB	35,557	912,165
Assa Abloy AB, Class B	36,312	1,918,393
Atlas Copco AB, Class A	74,204	2,057,040
Atlas Copco AB, Class B	43,799	1,111,344
Boliden AB	29,650	453,842
Electrolux AB	25,961	680,120
Elekta AB, Class B	39,514	604,212
Getinge AB, Class B	22,163	758,081
Hennes & Mauritz AB, Class B	103,309	4,757,593
Hexagon AB, Class B	26,798	847,040
Husqvarna AB, Class B	46,585	280,444
Industrivarden AB, Class C	12,230	232,550
Investment AB Kinnevik, Class B	24,184	1,120,115
Investor AB, Class B	49,055	1,687,830
Lundin Petroleum AB*	24,721	481,979
Nordea Bank AB	331,914	4,471,551
Sandvik AB	115,876	1,634,048
Scania AB, Class B	35,749	699,767
Securitas AB, Class B	33,142	352,194
Skandinaviska Enskilda Banken AB, Class A	165,415	2,180,895
Skanska AB, Class B	42,780	873,978
SKF AB, Class B	42,870	1,124,431
Svenska Cellulosa AB S.C.A., Class B	63,824	1,964,777
Svenska Handelsbanken AB, Class A	54,889	2,696,724
Swedbank AB, Class A	98,786	2,779,957
Swedish Match AB	22,720	730,151
Tele2 AB, Class B	35,465	401,692
Telefonaktiebolaget LM Ericsson, Class B	333,920	4,075,456
TeliaSonera AB	259,367	2,159,426
Volvo AB, Class B	165,801	2,176,962

		46,224,757

Switzerland (5.9%)
ABB Ltd. (Registered)*	239,778	6,311,291
Actelion Ltd. (Registered)*	11,491	970,626
Adecco S.A. (Registered)*	14,481	1,146,078
Aryzta AG*	9,523	730,198
Baloise Holding AG (Registered)	5,413	689,330
Barry Callebaut AG (Registered)*	220	275,725
Cie Financiere Richemont S.A. (Registered), Class A	56,921	5,666,257
Coca-Cola HBC AG (ADR)	12,695	370,313
Coca-Cola HBC AG (CDI)*	9,735	284,046
Credit Suisse Group AG (Registered)*	164,581	5,031,247
EMS-Chemie Holding AG (Registered)	912	324,090
Geberit AG (Registered)*	4,207	1,275,706
Givaudan S.A. (Registered)*	932	1,331,056
Glencore Xstrata plc*	1,161,535	6,014,609
Holcim Ltd. (Registered)*	25,271	1,890,969
Julius Baer Group Ltd.*	25,148	1,207,713
Kuehne + Nagel International AG (Registered)	6,092	799,701
Lindt & Spruengli AG	98	441,744
Lindt & Spruengli AG (Registered)	11	593,128
Lonza Group AG (Registered)*	5,838	553,663
Nestle S.A. (Registered)	352,385	25,795,348
Novartis AG (Registered)	251,357	20,062,349
Pargesa Holding S.A.	3,043	245,269
Partners Group Holding AG	1,869	498,442
Roche Holding AG	76,772	21,446,760
Schindler Holding AG	5,046	742,716
Schindler Holding AG (Registered)	2,296	338,718
SGS S.A. (Registered)	604	1,389,393
Sika AG	233	828,253
Sonova Holding AG (Registered)*	5,336	717,807
STMicroelectronics N.V.	70,506	566,452
Sulzer AG (Registered)	2,563	413,447
Swatch Group AG	3,386	2,237,595
Swatch Group AG (Registered)	4,877	548,905
Swiss Life Holding AG (Registered)*	3,468	719,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Swiss Prime Site AG (Registered)*	5,836	$451,741
Swiss Reinsurance AG*	38,895	3,577,529
Swisscom AG (Registered)	2,609	1,377,253
Syngenta AG (Registered)	10,267	4,088,155
Transocean Ltd.	39,334	1,915,441
UBS AG (Registered)*	397,988	7,548,856
Wolseley plc	29,462	1,670,975
Zurich Insurance Group AG*	16,342	4,735,617

		137,824,508

United Kingdom (12.0%)
3i Group plc	110,738	706,183
Aberdeen Asset Management plc	103,221	854,644
Admiral Group plc	19,726	427,915
Aggreko plc	29,467	833,922
AMEC plc	30,894	556,609
Anglo American plc	152,883	3,341,799
Antofagasta plc	42,713	582,820
ARM Holdings plc	152,428	2,774,021
Associated British Foods plc	38,162	1,545,102
AstraZeneca plc	137,436	8,135,103
Aviva plc	320,121	2,383,879
Babcock International Group plc	40,427	907,106
BAE Systems plc	350,885	2,527,559
Barclays plc	1,673,658	7,537,078
BG Group plc	371,498	7,981,988
BHP Billiton plc	230,479	7,133,257
BP plc	2,059,745	16,646,579
British American Tobacco plc	207,932	11,149,244
British Land Co. plc (REIT)	101,873	1,061,102
British Sky Broadcasting Group plc	113,204	1,582,164
BT Group plc	867,154	5,448,046
Bunzl plc	37,152	892,067
Burberry Group plc	48,982	1,229,654
Capita plc	71,824	1,234,566
Carnival plc	19,808	820,354
Centrica plc	562,344	3,237,830
CNH Industrial N.V.*	97,469	1,110,920
Cobham plc	114,275	519,446
Compass Group plc	197,593	3,167,336
Croda International plc	14,703	598,216
Diageo plc	274,182	9,080,634
Direct Line Insurance Group plc	122,598	506,728
easyJet plc	16,828	428,027
G4S plc	162,496	706,349
GKN plc	175,711	1,086,186
GlaxoSmithKline plc	536,228	14,309,584
Hammerson plc (REIT)	76,442	635,452
Hargreaves Lansdown plc	24,956	559,553
HSBC Holdings plc	2,040,420	22,381,393
ICAP plc	62,512	467,482
IMI plc	34,462	870,277
Imperial Tobacco Group plc	105,925	4,101,004
Inmarsat plc	48,592	608,322
InterContinental Hotels Group plc	29,422	980,761
International Consolidated Airlines Group S.A.*	103,036	685,912
Intertek Group plc	17,899	933,062
Intu Properties plc (REIT)	71,322	366,009
Invensys plc	69,775	587,541
Investec plc	61,837	448,098
ITV plc	398,753	1,281,011
J Sainsbury plc	137,579	831,557
Johnson Matthey plc	22,992	1,248,814
Kingfisher plc	258,786	1,648,581
Land Securities Group plc (REIT)	84,754	1,352,257
Legal & General Group plc	643,955	2,374,778
Lloyds Banking Group plc*	5,458,968	7,130,577
London Stock Exchange Group plc	19,436	557,767
Marks & Spencer Group plc	174,723	1,251,653
Meggitt plc	86,161	752,628
Melrose Industries plc	134,934	683,068
National Grid plc	403,831	5,269,545
Next plc	17,114	1,544,526
Old Mutual plc	536,301	1,679,374
Pearson plc	90,162	2,002,163
Persimmon plc*	32,677	670,441
Petrofac Ltd.	28,973	587,249
Prudential plc	278,820	6,186,941
Randgold Resources Ltd.	9,820	616,308
Reckitt Benckiser Group plc	71,187	5,650,090
Reed Elsevier plc	131,077	1,951,342
Resolution Ltd.	156,286	916,158
Rexam plc	84,717	744,223
Rio Tinto plc	138,927	7,843,765
Rolls-Royce Holdings plc*	206,409	4,357,988
Rolls-Royce Holdings plc (Preference)*†(b)	18,186,936	30,117
Royal Bank of Scotland Group plc*	233,162	1,305,420
RSA Insurance Group plc	385,173	582,974
SABMiller plc	104,685	5,375,681
Sage Group plc	117,698	786,819
Schroders plc	11,386	489,844
Segro plc (REIT)	84,117	465,240
Serco Group plc	52,649	435,223
Severn Trent plc	26,783	756,190
Smith & Nephew plc	99,500	1,418,644
Smiths Group plc	44,048	1,079,531
SSE plc	105,365	2,390,365
Standard Chartered plc	264,439	5,955,410
Standard Life plc	257,118	1,531,085
Subsea 7 S.A.	29,561	565,847
Tate & Lyle plc	51,586	691,079
Tesco plc	879,387	4,868,875
Travis Perkins plc	26,440	819,624
TUI Travel plc	53,476	365,815
Tullow Oil plc	100,165	1,418,173
Unilever plc	140,031	5,755,369
United Utilities Group plc	73,701	819,533
Vodafone Group plc	5,323,531	20,892,738
Weir Group plc	22,976	811,164
Whitbread plc	20,122	1,249,872
William Hill plc	92,955	618,640
WM Morrison Supermarkets plc	236,108	1,020,466
WPP plc	145,931	3,334,831

		281,636,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
United States (0.0%)
Perrigo Co. plc	1,868	$286,652

Total Common Stocks (61.9%) (Cost $1,159,885,654)		1,447,748,100

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	93,527	63,818

Total Investments (61.9%) (Cost $1,159,885,654)		1,447,811,918
Other Assets Less Liabilities (38.1%)		892,730,507

Net Assets (100%)		$2,340,542,425

*	Non-income producing.
†	Securities (totaling $30,117 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$3,848,229	$—	$357,864	$5,464,854	$163,903	$(8,644)

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	8,417	March-14	$342,511,979	$359,883,619	$17,371,640
E-Mini MSCI EAFE Index	57	March-14	5,363,887	5,465,730	101,843
FTSE 100 Index	2,020	March-14	215,835,721	224,032,651	8,196,930
SPI 200 Index	708	March-14	80,144,286	84,047,427	3,903,141
TOPIX Index	1,782	March-14	212,648,828	220,402,146	7,753,318

					$37,326,872

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	17,000	$28,137,380	$27,829,085	$308,295
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	33,900	46,635,214	46,738,778	(103,564)

					$204,731

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/8/14	Goldman Sachs & Co.	95,600	$910,918	$907,821	$3,097

					$207,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$172,972,454	$—	$172,972,454
Consumer Staples	370,313	157,825,828	—	158,196,141
Energy	—	98,635,832	—	98,635,832
Financials	—	370,099,825	—	370,099,825
Health Care	286,652	145,197,298	—	145,483,950
Industrials	156,658	187,072,581	30,117	187,259,356
Information Technology	—	65,539,491	—	65,539,491
Materials	—	116,219,586	—	116,219,586
Telecommunication Services	—	82,519,941	—	82,519,941
Utilities	—	50,821,524	—	50,821,524
Forward Currency Contracts	—	311,392	—	311,392
Futures	37,326,872	—	—	37,326,872
Rights
Energy	—	63,818	—	63,818

Total Assets	$38,140,495	$1,447,279,570	$30,117	$1,485,450,182

Liabilities:
Forward Currency Contracts	$—	$(103,564)	$—	$(103,564)

Total Liabilities	$—	$(103,564)	$—	$(103,564)

Total	$38,140,495	$1,447,176,006	$30,117	$1,485,346,618

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	311,392
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	37,326,872	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$37,638,264

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(103,564)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(103,564)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,575,447	—	3,575,447
Credit contracts	—	—	—	—	—
Equity contracts	—	220,893,320	—	—	220,893,320
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$220,893,320	$3,575,447	$—	$224,468,767

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(496,820)	—	(496,820)
Credit contracts	—	—	—	—	—
Equity contracts	—	15,207,588	—	—	15,207,588
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$15,207,588	$(496,820)	$—	$14,710,768

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $71,501,000 and futures contracts with an average notional balance of approximately $956,839,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$308,295		$(103,564)	$—	$204,731
Goldman Sachs & Co.	3,097		—	—	3,097
Exchange Traded Futures & Options Contracts (b)	37,326,872	(c)	—	—	37,326,872

	$37,638,264		$(103,564)	$—	$37,534,700

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$103,564		$(103,564)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$38,275,104
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$141,216,523

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$386,982,784
Aggregate gross unrealized depreciation	(107,403,672)

Net unrealized appreciation	$279,579,112

Federal income tax cost of investments	$1,168,232,806

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $116,884,966 for Short Term and $31,850,777 for Long Term during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,980,654)	$5,464,854
Unaffiliated Issuers (Cost $1,154,905,000)	1,442,347,064
Cash	14,988,670
Foreign cash (Cost $870,108,721)	810,754,138
Cash held as collateral at broker	58,467,000
Receivable for securities sold	5,170,950
Dividends, interest and other receivables	3,889,194
Due from broker for futures variation margin	2,700,924
Unrealized appreciation on forward foreign currency contracts	311,392
Other assets	99,464

Total assets	2,344,193,650

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,127,616
Investment management fees payable	878,416
Administrative fees payable	303,668
Unrealized depreciation on forward foreign currency contracts	103,564
Payable for securities purchased	71,849
Accrued expenses	166,112

Total liabilities	3,651,225

NET ASSETS	$2,340,542,425

Net assets were comprised of:
Paid in capital	$2,108,466,479
Accumulated undistributed net investment income (loss)	(5,006,627)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(29,221,112)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	266,303,685

Net assets	$2,340,542,425

Class K
Net asset value, offering and redemption price per share, $2,340,542,425 / 218,536,256 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($163,903 of dividend income received from affiliates) (net of $2,925,600 foreign withholding tax)	$40,985,890
Interest	1,044,880

Total income	42,030,770

EXPENSES
Investment management fees	10,494,751
Administrative fees	3,574,188
Custodian fees	325,000
Printing and mailing expenses	227,844
Professional fees	78,658
Trustees’ fees	63,625
Distribution fees - Class IA	27
Miscellaneous	420,494

Total expenses	15,184,587

NET INVESTMENT INCOME (LOSS)	26,846,183

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(8,644) of realized gain (loss) from affiliates)	15,755,893
Futures	220,893,320
Foreign currency transactions	5,750,469

Net realized gain (loss)	242,399,682

Change in unrealized appreciation (depreciation) on:
Investments ($1,974,489 of change in unrealized appreciation (depreciation) from affiliates)	216,375,952
Futures	15,207,588
Foreign currency translations	(42,270,598)

Net change in unrealized appreciation (depreciation)	189,312,942

NET REALIZED AND UNREALIZED GAIN (LOSS)	431,712,624

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$458,558,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,846,183	$30,318,863
Net realized gain (loss) on investments, futures and foreign currency transactions	242,399,682	130,960,260
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	189,312,942	195,435,506

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	458,558,807	356,714,629

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(1,011)
Class K	(60,091,224)	(29,323,822)

	(60,091,224)	(29,324,833)

Distributions from net realized capital gains
Class K	(111,929,714)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(172,020,938)	(29,324,833)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 74 and 0 shares, respectively ]	726	—
Capital shares issued in reinvestment of dividends [ 0 and 106 shares, respectively ]	—	1,011
Capital shares repurchased [ (10,802) and 0 shares, respectively ]	(105,715)	—

Total Class IA transactions	(104,989)	1,011

Class K
Capital shares sold [ 1,033,029 and 16,868,826 shares, respectively ]	10,692,501	137,972,514
Capital shares issued in reinvestment of dividends and distributions [ 16,686,675 and 3,075,242 shares, respectively ]	172,020,938	29,323,822
Capital shares repurchased [ (46,512,096) and (32,171,869) shares, respectively ]	(487,185,743)	(284,939,187)

Total Class K transactions	(304,472,304)	(117,642,851)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(304,577,293)	(117,641,840)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,039,424)	209,747,956
NET ASSETS:
Beginning of year	2,358,581,849	2,148,833,893

End of year (a)	$2,340,542,425	$2,358,581,849

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,006,627)	$(4,356,250)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.54	$8.28	$9.31

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	(0.06	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.90	1.26	(0.57)

Total from investment operations	2.02	1.38	(0.63)

Less distributions:
Dividends from net investment income	(0.30)	(0.12)	(0.40)
Distributions from net realized gains	(0.55)	—	—

Total dividends and distributions	(0.85)	(0.12)	(0.40)

Net asset value, end of period	$10.71	$9.54	$8.28

Total return (b)	21.46%	16.66%	(6.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,340,542	$2,358,480	$2,148,746
Ratio of expenses to average net assets:
After reimbursements (a)	0.65%	0.64%	0.63%
Before reimbursements (a)	0.65%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.15%	1.35%	(1.93)%
Before reimbursements (a)	1.15%	1.35%	(1.93)%
Portfolio turnover rate (z)	3%	5%	6%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ATM LARGE CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares*	30.95%	13.29%
Portfolio – Class K Shares**	31.27	20.73
S&P 500 Index	32.39	16.88
VMI – Large Cap Core II	32.39	15.33
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 30.95% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P 500 Index, returned 32.39% and the VMI — Large Cap Core II returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

U.S. equities posted an impressive gain for the year, as the world’s largest central banks continued their stimulus measures and corporate profits benefited from slow-but-positive economic growth. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	11.7%
Financials	10.0
Health Care	8.0
Consumer Discretionary	7.8
Industrials	6.7
Energy	6.4
Consumer Staples	6.1
Materials	2.2
Utilities	1.8
Telecommunication Services	1.4
Cash and Other	37.9

100.0%

ATM LARGE CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,157.16	$4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.38
Class K
Actual	1,000.00	1,158.22	3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.13

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.8%)
Auto Components (0.3%)
BorgWarner, Inc.	39,779	$2,224,044
Delphi Automotive plc	48,707	2,928,752
Goodyear Tire & Rubber Co.	42,842	1,021,782
Johnson Controls, Inc.	119,044	6,106,957

		12,281,535

Automobiles (0.5%)
Ford Motor Co.	685,910	10,583,591
General Motors Co.*	198,074	8,095,285
Harley-Davidson, Inc.	38,454	2,662,555

		21,341,431

Distributors (0.0%)
Genuine Parts Co.	26,843	2,233,069

Diversified Consumer Services (0.0%)
H&R Block, Inc.	47,548	1,380,794

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	76,231	3,062,199
Chipotle Mexican Grill, Inc.*	5,425	2,890,332
Darden Restaurants, Inc.	22,664	1,232,242
International Game Technology	43,231	785,075
Marriott International, Inc., Class A	39,033	1,926,669
McDonald’s Corp.	173,073	16,793,273
Starbucks Corp.	131,036	10,271,912
Starwood Hotels & Resorts Worldwide, Inc.	33,292	2,645,049
Wyndham Worldwide Corp.	22,677	1,671,068
Wynn Resorts Ltd.	14,062	2,730,981
Yum! Brands, Inc.	77,443	5,855,465

		49,864,265

Household Durables (0.3%)
D.R. Horton, Inc.*	49,227	1,098,747
Garmin Ltd.	21,424	990,217
Harman International Industries, Inc.	11,738	960,755
Leggett & Platt, Inc.	24,419	755,524
Lennar Corp., Class A	28,910	1,143,680
Mohawk Industries, Inc.*	10,650	1,585,785
Newell Rubbermaid, Inc.	49,914	1,617,713
PulteGroup, Inc.	59,941	1,220,998
Whirlpool Corp.	13,657	2,142,237

		11,515,656

Internet & Catalog Retail (0.9%)
Amazon.com, Inc.*	64,484	25,715,574
Expedia, Inc.	17,911	1,247,680
Netflix, Inc.*	10,330	3,803,196
priceline.com, Inc.*	8,965	10,420,916
TripAdvisor, Inc.*	19,272	1,596,300

		42,783,666

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	20,120	1,106,801
Mattel, Inc.	58,841	2,799,655

		3,906,456

Media (2.3%)
Cablevision Systems Corp. - New York Group, Class A	37,071	$664,683
CBS Corp. (Non-Voting), Class B	97,058	6,186,477
Comcast Corp., Class A	453,234	23,552,305
DIRECTV*	85,004	5,872,926
Discovery Communications, Inc., Class A*	39,273	3,551,065
Gannett Co., Inc.	39,680	1,173,734
Graham Holdings Co., Class B*	758	502,797
Interpublic Group of Cos., Inc.	72,382	1,281,161
News Corp., Class A*	86,610	1,560,712
Omnicom Group, Inc.	44,745	3,327,686
Scripps Networks Interactive, Inc., Class A	19,073	1,648,098
Time Warner Cable, Inc.	49,048	6,646,004
Time Warner, Inc.	157,363	10,971,348
Twenty-First Century Fox, Inc., Class A	341,288	12,006,512
Viacom, Inc., Class B	70,582	6,164,632
Walt Disney Co.	284,239	21,715,860

		106,826,000

Multiline Retail (0.4%)
Dollar General Corp.*	51,229	3,090,133
Dollar Tree, Inc.*	36,177	2,041,106
Family Dollar Stores, Inc.	16,823	1,092,990
Kohl’s Corp.	34,989	1,985,626
Macy’s, Inc.	64,068	3,421,231
Nordstrom, Inc.	24,838	1,534,989
Target Corp.	109,986	6,958,814

		20,124,889

Specialty Retail (1.4%)
AutoNation, Inc.*	11,209	556,975
AutoZone, Inc.*	5,932	2,835,140
Bed Bath & Beyond, Inc.*	37,353	2,999,446
Best Buy Co., Inc.	47,534	1,895,656
CarMax, Inc.*	38,768	1,822,871
GameStop Corp., Class A	20,418	1,005,791
Gap, Inc.	46,063	1,800,142
Home Depot, Inc.	244,939	20,168,277
L Brands, Inc.	42,437	2,624,729
Lowe’s Cos., Inc.	181,899	9,013,095
O’Reilly Automotive, Inc.*	18,665	2,402,372
PetSmart, Inc.	18,007	1,310,009
Ross Stores, Inc.	37,740	2,827,858
Staples, Inc.	114,557	1,820,311
Tiffany & Co.	19,174	1,778,964
TJX Cos., Inc.	123,701	7,883,465
Urban Outfitters, Inc.*	18,887	700,708

		63,445,809

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	48,763	2,737,067
Fossil Group, Inc.*	8,540	1,024,288
Michael Kors Holdings Ltd.*	31,174	2,531,017
NIKE, Inc., Class B	129,981	10,221,706
PVH Corp.	14,137	1,922,915
Ralph Lauren Corp.	10,364	1,829,971
VF Corp.	61,448	3,830,668

		24,097,632

Total Consumer Discretionary		359,801,202

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Consumer Staples (6.1%)
Beverages (1.4%)
Beam, Inc.	28,361	$1,930,250
Brown-Forman Corp., Class B	28,142	2,126,691
Coca-Cola Co.	660,538	27,286,825
Coca-Cola Enterprises, Inc.	41,949	1,851,209
Constellation Brands, Inc., Class A*	28,949	2,037,431
Dr. Pepper Snapple Group, Inc.	34,883	1,699,500
Molson Coors Brewing Co., Class B	27,469	1,542,384
Monster Beverage Corp.*	23,636	1,601,812
PepsiCo, Inc.	266,726	22,122,254

		62,198,356

Food & Staples Retailing (1.5%)
Costco Wholesale Corp.	75,991	9,043,689
CVS Caremark Corp.	206,999	14,814,919
Kroger Co.	90,531	3,578,691
Safeway, Inc.	42,940	1,398,556
Sysco Corp.	101,123	3,650,540
Walgreen Co.	151,521	8,703,366
Wal-Mart Stores, Inc.	281,428	22,145,569
Whole Foods Market, Inc.	64,657	3,739,114

		67,074,444

Food Products (1.0%)
Archer-Daniels-Midland Co.	114,413	4,965,524
Campbell Soup Co.	31,131	1,347,350
ConAgra Foods, Inc.	73,463	2,475,703
General Mills, Inc.	110,301	5,505,123
Hershey Co.	26,084	2,536,147
Hormel Foods Corp.	23,360	1,055,171
J.M. Smucker Co.	18,308	1,897,075
Kellogg Co.	44,646	2,726,531
Kraft Foods Group, Inc.	103,537	5,582,715
McCormick & Co., Inc. (Non-Voting)	22,927	1,580,129
Mead Johnson Nutrition Co.	35,168	2,945,672
Mondelez International, Inc., Class A	305,026	10,767,418
Tyson Foods, Inc., Class A	47,199	1,579,278

		44,963,836

Household Products (1.2%)
Clorox Co.	22,464	2,083,761
Colgate-Palmolive Co.	152,876	9,969,044
Kimberly-Clark Corp.	66,361	6,932,070
Procter & Gamble Co.	472,817	38,492,032

		57,476,907

Personal Products (0.1%)
Avon Products, Inc.	75,506	1,300,213
Estee Lauder Cos., Inc., Class A	44,555	3,355,883

		4,656,096

Tobacco (0.9%)
Altria Group, Inc.	347,836	13,353,424
Lorillard, Inc.	64,062	3,246,662
Philip Morris International, Inc.	278,679	24,281,301
Reynolds American, Inc.	54,493	2,724,105

		43,605,492

Total Consumer Staples		279,975,131

Energy (6.4%)
Energy Equipment & Services (1.2%)
Baker Hughes, Inc.	77,087	$4,259,828
Cameron International Corp.*	41,344	2,461,208
Diamond Offshore Drilling, Inc.	12,084	687,821
Ensco plc, Class A	40,638	2,323,681
FMC Technologies, Inc.*	41,136	2,147,711
Halliburton Co.	147,447	7,482,935
Helmerich & Payne, Inc.	18,604	1,564,224
Nabors Industries Ltd.	45,200	767,948
National Oilwell Varco, Inc.	74,420	5,918,623
Noble Corp. plc	44,046	1,650,404
Rowan Cos., plc, Class A*	21,594	763,564
Schlumberger Ltd.	229,057	20,640,326
Transocean Ltd.	59,015	2,916,521

		53,584,794

Oil, Gas & Consumable Fuels (5.2%)
Anadarko Petroleum Corp.	87,484	6,939,231
Apache Corp.	69,433	5,967,072
Cabot Oil & Gas Corp.	73,134	2,834,674
Chesapeake Energy Corp.	87,723	2,380,802
Chevron Corp.#	334,538	41,787,142
ConocoPhillips Co.	213,051	15,052,053
CONSOL Energy, Inc.	39,874	1,516,807
Denbury Resources, Inc.*	63,734	1,047,150
Devon Energy Corp.	66,293	4,101,548
EOG Resources, Inc.	47,482	7,969,379
EQT Corp.	26,196	2,351,877
Exxon Mobil Corp.#	759,829	76,894,695
Hess Corp.	49,448	4,104,184
Kinder Morgan, Inc.	116,957	4,210,452
Marathon Oil Corp.	121,115	4,275,359
Marathon Petroleum Corp.	52,365	4,803,441
Murphy Oil Corp.	30,570	1,983,382
Newfield Exploration Co.*	23,770	585,455
Noble Energy, Inc.	62,425	4,251,767
Occidental Petroleum Corp.	140,227	13,335,588
Peabody Energy Corp.	47,027	918,437
Phillips 66	104,265	8,041,959
Pioneer Natural Resources Co.	24,803	4,565,488
QEP Resources, Inc.	31,309	959,621
Range Resources Corp.	28,452	2,398,788
Southwestern Energy Co.*	61,050	2,401,096
Spectra Energy Corp.	116,503	4,149,837
Tesoro Corp.	23,067	1,349,420
Valero Energy Corp.	93,815	4,728,276
Williams Cos., Inc.	118,889	4,585,549
WPX Energy, Inc.*	34,935	711,975

		241,202,504

Total Energy		294,787,298

Financials (10.0%)
Capital Markets (1.4%)
Ameriprise Financial, Inc.	33,832	3,892,372
Bank of New York Mellon Corp.	199,716	6,978,077
BlackRock, Inc.	22,137	7,005,696
Charles Schwab Corp.	201,682	5,243,732
E*TRADE Financial Corp.*	49,922	980,468
Franklin Resources, Inc.	70,230	4,054,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Goldman Sachs Group, Inc.	73,350	$13,002,021
Invesco Ltd.	76,978	2,801,999
Legg Mason, Inc.	18,430	801,336
Morgan Stanley	240,962	7,556,568
Northern Trust Corp.	39,041	2,416,248
State Street Corp.	76,333	5,602,079
T. Rowe Price Group, Inc.	45,441	3,806,593

		64,141,567

Commercial Banks (1.7%)
BB&T Corp.	122,672	4,578,119
Comerica, Inc.	31,773	1,510,489
Fifth Third Bancorp	153,532	3,228,778
Huntington Bancshares, Inc./Ohio	144,514	1,394,560
KeyCorp	155,922	2,092,473
M&T Bank Corp.	22,679	2,640,289
PNC Financial Services Group, Inc.	92,487	7,175,142
Regions Financial Corp.	239,551	2,369,159
SunTrust Banks, Inc.	93,052	3,425,244
U.S. Bancorp/Minnesota	317,646	12,832,898
Wells Fargo & Co.	833,738	37,851,705
Zions Bancorp	32,129	962,585

		80,061,441

Consumer Finance (0.6%)
American Express Co.	160,220	14,536,761
Capital One Financial Corp.	100,279	7,682,374
Discover Financial Services	83,318	4,661,642
SLM Corp.	75,924	1,995,283

		28,876,060

Diversified Financial Services (2.4%)
Bank of America Corp.	1,855,157	28,884,795
Citigroup, Inc.	527,533	27,489,745
CME Group, Inc./Illinois	54,801	4,299,686
IntercontinentalExchange Group, Inc.	20,034	4,506,047
JPMorgan Chase & Co.	653,818	38,235,277
Leucadia National Corp.	54,557	1,546,145
McGraw Hill Financial, Inc.	47,094	3,682,751
Moody’s Corp.	32,931	2,584,096
NASDAQ OMX Group, Inc.	20,174	802,925

		112,031,467

Insurance (2.7%)
ACE Ltd.	59,174	6,126,284
Aflac, Inc.	81,149	5,420,753
Allstate Corp.	79,119	4,315,150
American International Group, Inc.	256,052	13,071,455
Aon plc	52,373	4,393,571
Assurant, Inc.	12,656	839,979
Berkshire Hathaway, Inc., Class B*	313,082	37,119,002
Chubb Corp.	43,808	4,233,167
Cincinnati Financial Corp.	25,659	1,343,762
Genworth Financial, Inc., Class A*	86,034	1,336,108
Hartford Financial Services Group, Inc.	77,743	2,816,629
Lincoln National Corp.	45,609	$2,354,336
Loews Corp.	53,142	2,563,570
Marsh & McLennan Cos., Inc.	95,413	4,614,173
MetLife, Inc.	194,940	10,511,165
Principal Financial Group, Inc.	47,670	2,350,608
Progressive Corp.	96,139	2,621,710
Prudential Financial, Inc.	80,554	7,428,690
Torchmark Corp.	15,776	1,232,894
Travelers Cos., Inc.	63,307	5,731,816
Unum Group	45,226	1,586,528
XL Group plc	49,161	1,565,286

		123,576,636

Real Estate Investment Trusts (REITs) (1.2%)
American Tower Corp. (REIT)	68,650	5,479,643
Apartment Investment & Management Co. (REIT), Class A	25,191	652,699
AvalonBay Communities, Inc. (REIT)	21,186	2,504,821
Boston Properties, Inc. (REIT)	26,655	2,675,362
Equity Residential (REIT)	58,378	3,028,067
General Growth Properties, Inc. (REIT)	93,489	1,876,324
HCP, Inc. (REIT)	79,476	2,886,568
Health Care REIT, Inc. (REIT)	50,278	2,693,392
Host Hotels & Resorts, Inc. (REIT)	131,666	2,559,587
Kimco Realty Corp. (REIT)	71,301	1,408,195
Macerich Co. (REIT)	24,469	1,440,979
Plum Creek Timber Co., Inc. (REIT)	30,778	1,431,485
Prologis, Inc. (REIT)	86,731	3,204,710
Public Storage (REIT)	25,135	3,783,320
Simon Property Group, Inc. (REIT)	53,978	8,213,293
Ventas, Inc. (REIT)	51,085	2,926,149
Vornado Realty Trust (REIT)	30,293	2,689,716
Weyerhaeuser Co. (REIT)	101,270	3,197,094

		52,651,404

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	48,337	1,271,263

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	82,488	777,862
People’s United Financial, Inc.	54,917	830,345

		1,608,207

Total Financials		464,218,045

Health Care (8.0%)
Biotechnology (1.5%)
Alexion Pharmaceuticals, Inc.*	34,097	4,536,947
Amgen, Inc.	131,194	14,977,107
Biogen Idec, Inc.*	41,082	11,492,689
Celgene Corp.*	71,705	12,115,277
Gilead Sciences, Inc.*	266,664	20,039,800
Regeneron Pharmaceuticals, Inc.*	13,705	3,772,164
Vertex Pharmaceuticals, Inc.*	40,641	3,019,626

		69,953,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Health Care Equipment & Supplies (1.2%)
Abbott Laboratories	268,909	$10,307,282
Baxter International, Inc.	94,355	6,562,390
Becton, Dickinson and Co.	33,723	3,726,054
Boston Scientific Corp.*	232,154	2,790,491
C.R. Bard, Inc.	13,537	1,813,146
CareFusion Corp.*	36,723	1,462,310
Covidien plc	79,958	5,445,140
DENTSPLY International, Inc.	24,713	1,198,086
Edwards Lifesciences Corp.*	19,040	1,252,070
Intuitive Surgical, Inc.*	6,635	2,548,371
Medtronic, Inc.	173,617	9,963,880
St. Jude Medical, Inc.	50,730	3,142,724
Stryker Corp.	51,364	3,859,491
Varian Medical Systems, Inc.*	18,392	1,428,874
Zimmer Holdings, Inc.	29,779	2,775,105

		58,275,414

Health Care Providers & Services (1.3%)
Aetna, Inc.	63,898	4,382,764
AmerisourceBergen Corp.	40,002	2,812,541
Cardinal Health, Inc.	59,417	3,969,650
Cigna Corp.	48,071	4,205,251
DaVita HealthCare Partners, Inc.*	30,760	1,949,261
Express Scripts Holding Co.*	140,130	9,842,731
Humana, Inc.	27,056	2,792,720
Laboratory Corp. of America Holdings*	15,180	1,386,997
McKesson Corp.	39,966	6,450,512
Patterson Cos., Inc.	14,460	595,752
Quest Diagnostics, Inc.	25,268	1,352,849
Tenet Healthcare Corp.*	17,126	721,347
UnitedHealth Group, Inc.	175,107	13,185,557
WellPoint, Inc.	51,371	4,746,167

		58,394,099

Health Care Technology (0.1%)
Cerner Corp.*	51,399	2,864,980

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	57,584	3,293,229
Life Technologies Corp.*	30,030	2,276,274
PerkinElmer, Inc.	19,660	810,582
Thermo Fisher Scientific, Inc.	62,847	6,998,013
Waters Corp.*	14,816	1,481,600

		14,859,698

Pharmaceuticals (3.6%)
AbbVie, Inc.	276,753	14,615,326
Actavis plc*	30,330	5,095,440
Allergan, Inc.	51,637	5,735,838
Bristol-Myers Squibb Co.	286,362	15,220,140
Eli Lilly and Co.	172,407	8,792,757
Forest Laboratories, Inc.*	41,318	2,480,320
Hospira, Inc.*	28,918	1,193,735
Johnson & Johnson	490,732	44,946,144
Merck & Co., Inc.	508,223	25,436,561
Mylan, Inc.*	66,450	2,883,930
Perrigo Co. plc	22,571	3,463,746
Pfizer, Inc.	1,127,264	34,528,096
Zoetis, Inc.	86,868	2,839,715

		167,231,748

Total Health Care		371,579,549

Industrials (6.7%)
Aerospace & Defense (1.7%)
Boeing Co.	120,233	$16,410,602
General Dynamics Corp.	58,197	5,560,723
Honeywell International, Inc.	136,466	12,468,899
L-3 Communications Holdings, Inc.	15,427	1,648,529
Lockheed Martin Corp.	46,823	6,960,707
Northrop Grumman Corp.	38,625	4,426,811
Precision Castparts Corp.	25,298	6,812,752
Raytheon Co.	55,589	5,041,922
Rockwell Collins, Inc.	23,470	1,734,903
Textron, Inc.	48,913	1,798,042
United Technologies Corp.	146,860	16,712,668

		79,576,558

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	26,373	1,538,601
Expeditors International of Washington, Inc.	35,674	1,578,574
FedEx Corp.	51,794	7,446,423
United Parcel Service, Inc., Class B	124,346	13,066,278

		23,629,876

Airlines (0.1%)
Delta Air Lines, Inc.	148,753	4,086,245
Southwest Airlines Co.	121,128	2,282,051

		6,368,296

Building Products (0.1%)
Allegion plc*	15,595	689,142
Masco Corp.	61,967	1,410,989

		2,100,131

Commercial Services & Supplies (0.3%)
ADT Corp.	34,815	1,408,963
Cintas Corp.	17,514	1,043,659
Iron Mountain, Inc.	29,507	895,538
Pitney Bowes, Inc.	35,151	819,018
Republic Services, Inc.	46,815	1,554,258
Stericycle, Inc.*	14,930	1,734,418
Tyco International Ltd.	81,023	3,325,184
Waste Management, Inc.	75,916	3,406,351

		14,187,389

Construction & Engineering (0.1%)
Fluor Corp.	28,479	2,286,579
Jacobs Engineering Group, Inc.*	22,868	1,440,455
Quanta Services, Inc.*	37,515	1,183,974

		4,911,008

Electrical Equipment (0.5%)
AMETEK, Inc.	42,581	2,242,741
Eaton Corp. plc	82,595	6,287,131
Emerson Electric Co.	122,428	8,591,997
Rockwell Automation, Inc.	24,142	2,852,619
Roper Industries, Inc.	17,295	2,398,471

		22,372,959

Industrial Conglomerates (1.6%)
3M Co.	111,274	15,606,179
Danaher Corp.	104,306	8,052,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
General Electric Co.#	1,759,733	$49,325,316

		72,983,918

Machinery (1.1%)
Caterpillar, Inc.	110,706	10,053,212
Cummins, Inc.	30,366	4,280,695
Deere & Co.	66,565	6,079,381
Dover Corp.	29,605	2,858,067
Flowserve Corp.	24,227	1,909,814
Illinois Tool Works, Inc.	71,002	5,969,848
Ingersoll-Rand plc	46,610	2,871,176
Joy Global, Inc.	18,377	1,074,871
PACCAR, Inc.	61,501	3,639,014
Pall Corp.	19,274	1,645,036
Parker Hannifin Corp.	25,931	3,335,764
Pentair Ltd. (Registered)	34,682	2,693,751
Snap-on, Inc.	10,153	1,111,956
Stanley Black & Decker, Inc.	26,991	2,177,904
Xylem, Inc.	32,113	1,111,110

		50,811,599

Professional Services (0.1%)
Dun & Bradstreet Corp.	6,604	810,641
Equifax, Inc.	21,100	1,457,799
Nielsen Holdings N.V.	43,989	2,018,655
Robert Half International, Inc.	24,110	1,012,379

		5,299,474

Road & Rail (0.6%)
CSX Corp.	176,293	5,071,950
Kansas City Southern	19,168	2,373,573
Norfolk Southern Corp.	53,718	4,986,642
Ryder System, Inc.	9,212	679,661
Union Pacific Corp.	80,098	13,456,464

		26,568,290

Trading Companies & Distributors (0.1%)
Fastenal Co.	47,566	2,259,861
W.W. Grainger, Inc.	10,737	2,742,444

		5,002,305

Total Industrials		313,811,803

Information Technology (11.7%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	929,932	20,876,973
F5 Networks, Inc.*	13,484	1,225,156
Harris Corp.	18,617	1,299,653
Juniper Networks, Inc.*	87,964	1,985,348
Motorola Solutions, Inc.	40,054	2,703,645
QUALCOMM, Inc.	293,861	21,819,179

		49,909,954

Computers & Peripherals (2.5%)
Apple, Inc.#	156,510	87,819,326
EMC Corp.	357,920	9,001,688
Hewlett-Packard Co.	334,235	9,351,895
NetApp, Inc.	59,262	2,438,039
SanDisk Corp.	39,288	2,771,375
Seagate Technology plc	56,735	3,186,238
Western Digital Corp.	36,573	3,068,475

		117,637,036

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	27,527	$2,454,858
Corning, Inc.	251,695	4,485,205
FLIR Systems, Inc.	24,574	739,677
Jabil Circuit, Inc.	32,254	562,510
TE Connectivity Ltd.	71,364	3,932,870

		12,175,120

Internet Software & Services (2.0%)
Akamai Technologies, Inc.*	31,119	1,468,194
eBay, Inc.*	202,637	11,122,745
Facebook, Inc., Class A*	286,994	15,687,092
Google, Inc., Class A*	48,835	54,729,873
VeriSign, Inc.*	22,396	1,338,833
Yahoo!, Inc.*	164,076	6,635,234

		90,981,971

IT Services (2.3%)
Accenture plc, Class A	110,564	9,090,572
Alliance Data Systems Corp.*	8,470	2,227,017
Automatic Data Processing, Inc.	83,735	6,766,625
Cognizant Technology Solutions Corp., Class A*	52,613	5,312,861
Computer Sciences Corp.	25,679	1,434,943
Fidelity National Information Services, Inc.	50,585	2,715,403
Fiserv, Inc.*	45,188	2,668,351
International Business Machines Corp.#	177,545	33,302,116
MasterCard, Inc., Class A	18,014	15,049,976
Paychex, Inc.	56,408	2,568,256
Teradata Corp.*	28,412	1,292,462
Total System Services, Inc.	29,063	967,217
Visa, Inc., Class A	88,583	19,725,662
Western Union Co.	95,991	1,655,845

		104,777,306

Office Electronics (0.0%)
Xerox Corp.	201,631	2,453,849

Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	55,923	1,819,175
Analog Devices, Inc.	54,132	2,756,943
Applied Materials, Inc.	209,669	3,709,045
Broadcom Corp., Class A	93,815	2,781,615
First Solar, Inc.*	12,340	674,257
Intel Corp.	864,583	22,444,575
KLA-Tencor Corp.	29,052	1,872,692
Lam Research Corp.*	28,233	1,537,287
Linear Technology Corp.	40,730	1,855,251
LSI Corp.	94,752	1,044,167
Microchip Technology, Inc.	34,397	1,539,266
Micron Technology, Inc.*	182,954	3,981,079
NVIDIA Corp.	100,481	1,609,706
Texas Instruments, Inc.	190,348	8,358,181
Xilinx, Inc.	46,743	2,146,438

		58,129,677

Software (2.1%)
Adobe Systems, Inc.*	80,856	4,841,657
Autodesk, Inc.*	39,250	1,975,453
CA, Inc.	56,488	1,900,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Citrix Systems, Inc.*	32,322	$2,044,367
Electronic Arts, Inc.*	53,600	1,229,584
Intuit, Inc.	49,550	3,781,656
Microsoft Corp.	1,321,245	49,454,200
Oracle Corp.	610,368	23,352,680
Red Hat, Inc.*	32,962	1,847,190
Salesforce.com, Inc.*	96,495	5,325,559
Symantec Corp.	121,026	2,853,793

		98,606,960

Total Information Technology		534,671,873

Materials (2.2%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	36,756	4,108,586
Airgas, Inc.	11,608	1,298,355
CF Industries Holdings, Inc.	10,003	2,331,099
Dow Chemical Co.	210,986	9,367,778
E.I. du Pont de Nemours & Co.	161,039	10,462,704
Eastman Chemical Co.	26,756	2,159,209
Ecolab, Inc.	47,159	4,917,269
FMC Corp.	23,159	1,747,578
International Flavors & Fragrances, Inc.	14,161	1,217,563
LyondellBasell Industries N.V., Class A	75,966	6,098,551
Monsanto Co.	91,479	10,661,877
Mosaic Co.	59,349	2,805,427
PPG Industries, Inc.	24,720	4,688,395
Praxair, Inc.	51,222	6,660,397
Sherwin-Williams Co.	14,982	2,749,197
Sigma-Aldrich Corp.	20,817	1,957,006

		73,230,991

Construction Materials (0.0%)
Vulcan Materials Co.	22,493	1,336,534

Containers & Packaging (0.1%)
Avery Dennison Corp.	16,775	841,937
Ball Corp.	25,209	1,302,297
Bemis Co., Inc.	17,982	736,543
MeadWestvaco Corp.	30,940	1,142,614
Owens-Illinois, Inc.*	28,757	1,028,925
Sealed Air Corp.	34,232	1,165,600

		6,217,916

Metals & Mining (0.4%)
Alcoa, Inc.	186,194	1,979,242
Allegheny Technologies, Inc.	18,754	668,205
Cliffs Natural Resources, Inc.	26,437	692,914
Freeport-McMoRan Copper & Gold, Inc.	180,394	6,808,070
Newmont Mining Corp.	86,622	1,994,905
Nucor Corp.	55,275	2,950,579
United States Steel Corp.	25,209	743,665

		15,837,580

Paper & Forest Products (0.1%)
International Paper Co.	77,160	3,783,155

Total Materials		100,406,176

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	916,264	$32,215,842
CenturyLink, Inc.	102,785	3,273,702
Frontier Communications Corp.	173,591	807,198
Verizon Communications, Inc.	497,745	24,459,189
Windstream Holdings, Inc.	103,882	828,979

		61,584,910

Wireless Telecommunication Services (0.1%)
Crown Castle International Corp.*	58,116	4,267,458

Total Telecommunication Services		65,852,368

Utilities (1.8%)
Electric Utilities (1.0%)
American Electric Power Co., Inc.	84,660	3,957,008
Duke Energy Corp.	122,807	8,474,911
Edison International	56,629	2,621,923
Entergy Corp.	31,047	1,964,344
Exelon Corp.	149,089	4,083,548
FirstEnergy Corp.	72,641	2,395,700
NextEra Energy, Inc.	74,926	6,415,164
Northeast Utilities	54,758	2,321,192
Pepco Holdings, Inc.	43,337	829,037
Pinnacle West Capital Corp.	19,014	1,006,221
PPL Corp.	109,569	3,296,931
Southern Co.	153,332	6,303,478
Xcel Energy, Inc.	86,563	2,418,570

		46,088,027

Gas Utilities (0.0%)
AGL Resources, Inc.	20,711	978,181
ONEOK, Inc.	35,818	2,227,163

		3,205,344

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	114,217	1,657,289
NRG Energy, Inc.	56,362	1,618,716

		3,276,005

Multi-Utilities (0.7%)
Ameren Corp.	42,099	1,522,300
CenterPoint Energy, Inc.	74,570	1,728,533
CMS Energy Corp.	46,306	1,239,612
Consolidated Edison, Inc.	50,906	2,814,084
Dominion Resources, Inc.	100,939	6,529,744
DTE Energy Co.	30,798	2,044,679
Integrys Energy Group, Inc.	13,937	758,312
NiSource, Inc.	54,333	1,786,469
PG&E Corp.	78,155	3,148,083
Public Service Enterprise Group, Inc.	87,931	2,817,309
SCANA Corp.	24,315	1,141,103
Sempra Energy	39,583	3,552,970
TECO Energy, Inc.	35,581	613,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Wisconsin Energy Corp.	39,353	$1,626,853

		31,323,467

Total Utilities		83,892,843

Total Investments (62.1%) (Cost $1,695,811,637)		2,868,996,288
Other Assets Less Liabilities (37.9%)		1,753,800,394

Net Assets (100%)		$4,622,796,682

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $41,970,961.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	19,083	March-14	$1,714,554,287	$1,756,685,565	$42,131,278

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$359,801,202	$—	$—	$359,801,202
Consumer Staples	277,848,440	2,126,691	—	279,975,131
Energy	294,787,298	—	—	294,787,298
Financials	464,218,045	—	—	464,218,045
Health Care	371,579,549	—	—	371,579,549
Industrials	313,811,803	—	—	313,811,803
Information Technology	534,671,873	—	—	534,671,873
Materials	100,406,176	—	—	100,406,176
Telecommunication Services	65,852,368	—	—	65,852,368
Utilities	83,892,843	—	—	83,892,843
Futures	42,131,278	—	—	42,131,278

Total Assets	$2,909,000,875	$2,126,691	$—	$2,911,127,566

Total Liabilities	$—	$—	$—	$—

Total	$2,909,000,875	$2,126,691	$—	$2,911,127,566

(a)	A security with a market value of $2,126,691 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	42,131,278	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$42,131,278

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	466,475,037	—	—	466,475,037
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$466,475,037	$—	$—	$466,475,037

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	46,309,828	—	—	46,309,828
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$46,309,828	$—	$—	$46,309,828

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $1,857,162,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$42,131,278	(c)	$—	$—	$42,131,278

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$94,419,370
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$277,588,613

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,202,206,272
Aggregate gross unrealized depreciation	(30,666,515)

Net unrealized appreciation	$1,171,539,757

Federal income tax cost of investments	$1,697,456,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,695,811,637)	$2,868,996,288
Cash	1,662,030,431
Cash held as collateral at broker	85,933,000
Due from broker for futures variation margin	6,117,191
Receivable for securities sold	4,259,795
Dividends, interest and other receivables	4,014,386
Other assets	18,428

Total assets	4,631,369,519

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,783,527
Payable for securities purchased	2,270,082
Investment management fees payable	1,717,540
Administrative fees payable	592,229
Accrued expenses	209,459

Total liabilities	8,572,837

NET ASSETS	$4,622,796,682

Net assets were comprised of:
Paid in capital	$3,334,272,271
Accumulated undistributed net investment income (loss)	1,240,740
Accumulated undistributed net realized gain (loss) on investments and futures	71,967,742
Net unrealized appreciation (depreciation) on investments and futures	1,215,315,929

Net assets	$4,622,796,682

Class IA
Net asset value, offering and redemption price per share, $1,523 / 116 shares outstanding (unlimited amount authorized: $0.01 par value)†	$13.10

Class K
Net asset value, offering and redemption price per share, $4,622,795,159 / 352,955,318 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.10

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $10,249 foreign withholding tax)	$56,565,316
Interest	1,767,052

Total income	58,332,368

EXPENSES
Investment management fees	19,972,303
Administrative fees	6,833,346
Printing and mailing expenses	446,583
Trustees’ fees	122,590
Professional fees	122,196
Custodian fees	115,000
Distribution fees - Class IA	39
Miscellaneous	89,628

Total expenses	27,701,685

NET INVESTMENT INCOME (LOSS)	30,630,683

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	85,513,689
Futures	466,475,037

Net realized gain (loss)	551,988,726

Change in unrealized appreciation (depreciation) on:
Investments	594,835,344
Futures	46,309,828

Net change in unrealized appreciation (depreciation)	641,145,172

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,193,133,898

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,223,764,581

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,630,683	$30,259,936
Net realized gain (loss) on investments and futures	551,988,726	370,512,149
Net change in unrealized appreciation (depreciation) on investments and futures	641,145,172	236,749,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,223,764,581	637,521,230

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(6)	(603)
Class K	(30,274,358)	(30,367,211)

	(30,274,364)	(30,367,814)

Distributions from net realized capital gains
Class IA	(167)	(4,505)
Class K	(512,193,588)	(146,124,129)

	(512,193,755)	(146,128,634)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(542,468,119)	(176,496,448)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 13 and 449 shares, respectively ]	173	5,108
Capital shares repurchased [ (11,493) and 0 shares, respectively ]	(137,822)	—

Total Class IA transactions	(137,649)	5,108

Class K
Capital shares sold [ 1,648,504 and 2,868,650 shares, respectively ]	21,472,736	32,103,562
Capital shares issued in reinvestment of dividends and distributions [ 42,250,631 and 15,541,468 shares, respectively ]	542,467,946	176,491,340
Capital shares repurchased [ (66,955,316) and (70,891,863) shares, respectively ]	(878,495,796)	(809,068,239)

Total Class K transactions	(314,555,114)	(600,473,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(314,692,763)	(600,468,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS	366,603,699	(139,443,447)
NET ASSETS:
Beginning of year	4,256,192,983	4,395,636,430

End of year (a)	$4,622,796,682	$4,256,192,983

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,240,740	$797,814

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				August 28, 2009*to December 31,2009
Class IA	2013	2012	2011	2010
Net asset value, beginning of period	$11.32	$10.26	$11.27	$10.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.05 (e)	0.06 (e)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	3.43	1.46	(0.64)	1.24	0.64

Total from investment operations	3.46	1.51	(0.58)	1.30	0.68

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(1.62)	(0.40)	(0.37)	(0.61)	—

Total dividends and distributions	(1.68)	(0.45)	(0.43)	(0.67)	(0.04)

Net asset value, end of period	$13.10	$11.32	$10.26	$11.27	$10.64

Total return (b)	30.95%	14.78%	(5.02)%	12.79%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2	$131	$114	$4,791,412	$4,608,735
Ratio of expenses to average net assets:
After reimbursements (a)	0.86%	0.87%	0.59%	0.59%	0.62%
Before reimbursements (a)	0.86%	0.87%	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.27%	0.44%	0.50%	0.56%	1.19%
Before reimbursements (a)	0.27%	0.44%	0.47%	0.53%	1.18%
Portfolio turnover rate (z)	4%	4%	7%	6%	44%

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$11.32	$10.26	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	3.41	1.46	0.29

Total from investment operations	3.50	1.54	0.31

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.06)
Distributions from net realized gains	(1.62)	(0.40)	—

Total dividends and distributions	(1.72)	(0.48)	(0.06)

Net asset value, end of period	$13.10	$11.32	$10.26

Total return (b)	31.27%	15.07%	3.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,622,795	$4,256,062	$4,395,522
Ratio of expenses to average net assets:
After reimbursements (a)	0.61%	0.62%	0.61%
Before reimbursements (a)	0.61%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.68%	0.68%	0.65%
Before reimbursements (a)	0.68%	0.68%	0.65%
Portfolio turnover rate (z)	4%	4%	7%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ATM MID CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares*	32.29%	14.79%
Portfolio – Class K Shares**	32.51	21.11
S&P Mid Cap 400 Index	33.50	19.37
VMI – Mid Cap Core II	32.97	16.02
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.29% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P Mid Cap 400 Index, returned 33.50% and the VMI — Mid Cap Core II, returned 32.97% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

The expectation that accommodative monetary policy by the Federal Reserve would continue helped drive the prices of risky assets higher in 2013. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	14.2%
Industrials	10.8
Information Technology	10.1
Consumer Discretionary	9.0
Health Care	5.7
Materials	4.5
Energy	3.6
Utilities	2.7
Consumer Staples	2.6
Telecommunication Services	0.3
Cash and Other	36.5

100.0%

ATM MID CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,159.90	$4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.47
Class K
Actual	1,000.00	1,160.78	3.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.95	3.29

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.88% and 0.64%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.0%)
Auto Components (0.2%)
Gentex Corp.	20,573	$678,703

Automobiles (0.1%)
Thor Industries, Inc.	6,365	351,539

Distributors (0.4%)
LKQ Corp.*	42,748	1,406,409

Diversified Consumer Services (0.5%)
Apollo Education Group, Inc., Class A*	14,178	387,343
DeVry Education Group, Inc.	8,093	287,301
Matthews International Corp., Class A	3,894	165,923
Service Corp. International	30,146	546,547
Sotheby’s, Inc.	9,789	520,775

		1,907,889

Hotels, Restaurants & Leisure (1.0%)
Bally Technologies, Inc.*	5,564	436,496
Bob Evans Farms, Inc.	3,873	195,935
Brinker International, Inc.	9,524	441,342
Cheesecake Factory, Inc.	6,830	329,684
Domino’s Pizza, Inc.	7,916	551,350
International Speedway Corp., Class A	3,966	140,753
Life Time Fitness, Inc.*	5,556	261,132
Panera Bread Co., Class A*	3,829	676,546
Scientific Games Corp., Class A*	6,930	117,325
Wendy’s Co.	40,104	349,707

		3,500,270

Household Durables (1.2%)
Jarden Corp.*	17,034	1,045,036
KB Home	11,821	216,088
M.D.C. Holdings, Inc.*	5,575	179,738
NVR, Inc.*	598	613,554
Tempur Sealy International, Inc.*	8,608	464,487
Toll Brothers, Inc.*	22,595	836,015
Tupperware Brands Corp.	7,230	683,452

		4,038,370

Internet & Catalog Retail (0.1%)
HSN, Inc.	4,726	294,430

Leisure Equipment & Products (0.6%)
Brunswick Corp.	12,949	596,431
Polaris Industries, Inc.	9,198	1,339,597

		1,936,028

Media (0.9%)
AMC Networks, Inc., Class A*	8,455	575,870
Cinemark Holdings, Inc.	14,741	491,318
DreamWorks Animation SKG, Inc., Class A*	10,094	358,337
John Wiley & Sons, Inc., Class A	6,572	362,774
Lamar Advertising Co., Class A*	9,302	486,030
Meredith Corp.	5,289	273,970
New York Times Co., Class A	17,887	283,867
Valassis Communications, Inc.	5,441	186,354

		3,018,520

Multiline Retail (0.2%)
Big Lots, Inc.*	8,262	$266,780
J.C. Penney Co., Inc.*	43,336	396,524

		663,304

Specialty Retail (2.9%)
Aaron’s, Inc.	10,853	319,078
Abercrombie & Fitch Co., Class A	10,827	356,317
Advance Auto Parts, Inc.	10,396	1,150,629
American Eagle Outfitters, Inc.	24,139	347,602
ANN, Inc.*	6,542	239,175
Ascena Retail Group, Inc.*	18,278	386,762
Cabela’s, Inc.*	6,620	441,289
Chico’s FAS, Inc.	22,576	425,332
CST Brands, Inc.	10,759	395,070
Dick’s Sporting Goods, Inc.	14,507	842,857
Foot Locker, Inc.	21,111	874,840
Guess?, Inc.	8,459	262,821
Murphy USA, Inc.*	6,310	262,244
Office Depot, Inc.*	67,877	359,069
Rent-A-Center, Inc.	7,608	253,651
Signet Jewelers Ltd.	11,421	898,833
Tractor Supply Co.	19,862	1,540,894
Williams-Sonoma, Inc.	12,638	736,543

		10,093,006

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	7,786	558,957
Deckers Outdoor Corp.*	4,937	416,979
Hanesbrands, Inc.	14,122	992,353
Under Armour, Inc., Class A*	11,423	997,228

		2,965,517

Total Consumer Discretionary		30,853,985

Consumer Staples (2.6%)
Food & Staples Retailing (0.3%)
Harris Teeter Supermarkets, Inc.	7,229	356,751
SUPERVALU, Inc.*	28,053	204,506
United Natural Foods, Inc.*	7,061	532,329

		1,093,586

Food Products (1.5%)
Dean Foods Co.*	13,421	230,707
Flowers Foods, Inc.	24,905	534,710
Green Mountain Coffee Roasters, Inc.*	18,679	1,411,759
Hain Celestial Group, Inc.*	6,735	611,403
Hillshire Brands Co.	17,476	584,398
Ingredion, Inc.	10,932	748,405
Lancaster Colony Corp.	2,789	245,850
Post Holdings, Inc.*	4,644	228,810
Tootsie Roll Industries, Inc.	2,841	92,446
WhiteWave Foods Co., Class A*	24,636	565,150

		5,253,638

Household Products (0.7%)
Church & Dwight Co., Inc.	19,733	1,307,903
Energizer Holdings, Inc.	8,875	960,630

		2,268,533

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Tobacco (0.1%)
Universal Corp.	3,275	$178,815

Total Consumer Staples		8,794,572

Energy (3.6%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	8,200	437,798
CARBO Ceramics, Inc.	2,835	330,362
Dresser-Rand Group, Inc.*	10,839	646,330
Dril-Quip, Inc.*	5,821	639,902
Helix Energy Solutions Group, Inc.*	13,972	323,871
Oceaneering International, Inc.	15,422	1,216,487
Oil States International, Inc.*	7,854	798,909
Patterson-UTI Energy, Inc.	20,514	519,414
Superior Energy Services, Inc.*	22,660	602,983
Tidewater, Inc.	7,069	418,980
Unit Corp.*	6,190	319,528

		6,254,564

Oil, Gas & Consumable Fuels (1.8%)
Alpha Natural Resources, Inc.*	31,380	224,053
Bill Barrett Corp.*	6,930	185,585
Cimarex Energy Co.	12,355	1,296,163
Energen Corp.	10,333	731,060
Gulfport Energy Corp.*	11,971	755,969
HollyFrontier Corp.	28,257	1,404,090
Rosetta Resources, Inc.*	8,704	418,140
SM Energy Co.	9,533	792,288
World Fuel Services Corp.	10,267	443,124

		6,250,472

Total Energy		12,505,036

Financials (14.2%)
Capital Markets (1.7%)
Affiliated Managers Group, Inc.*	7,548	1,637,010
Apollo Investment Corp.	32,003	271,385
Eaton Vance Corp.	17,254	738,299
Federated Investors, Inc., Class B	13,385	385,488
Greenhill & Co., Inc.	3,694	214,030
Janus Capital Group, Inc.	21,210	262,368
Raymond James Financial, Inc.	17,534	915,100
SEI Investments Co.	20,365	707,276
Waddell & Reed Financial, Inc., Class A	12,171	792,576

		5,923,532

Commercial Banks (2.9%)
Associated Banc-Corp	23,079	401,575
BancorpSouth, Inc.	11,882	302,040
Bank of Hawaii Corp.	6,347	375,362
Cathay General Bancorp	10,432	278,847
City National Corp./California	6,744	534,260
Commerce Bancshares, Inc./Missouri	11,704	525,627
Cullen/Frost Bankers, Inc.	7,499	558,151
East West Bancorp, Inc.	19,584	684,852
First Horizon National Corp.	33,602	391,463
First Niagara Financial Group, Inc.	50,333	534,536
FirstMerit Corp.	23,447	521,227
Fulton Financial Corp.	27,300	357,084
Hancock Holding Co.	11,652	427,395
International Bancshares Corp.	8,104	213,865
Prosperity Bancshares, Inc.	8,076	511,938
Signature Bank/New York*	6,737	723,688
SVB Financial Group*	6,509	682,534
Synovus Financial Corp.	138,146	497,326
TCF Financial Corp.	23,445	380,981
Trustmark Corp.	9,534	255,893
Valley National Bancorp	28,414	287,550
Webster Financial Corp.	12,847	400,569
Westamerica Bancorp	3,788	213,870

		10,060,633

Diversified Financial Services (0.4%)
CBOE Holdings, Inc.	12,391	643,836
MSCI, Inc.*	16,836	736,070

		1,379,906

Insurance (3.2%)
Alleghany Corp.*	2,407	962,704
American Financial Group, Inc./Ohio	10,160	586,435
Arthur J. Gallagher & Co.	18,711	878,107
Aspen Insurance Holdings Ltd.	9,314	384,761
Brown & Brown, Inc.	16,946	531,935
Everest Reinsurance Group Ltd.	6,854	1,068,333
Fidelity National Financial, Inc., Class A	35,481	1,151,358
First American Financial Corp.	15,014	423,395
Hanover Insurance Group, Inc.	6,252	373,307
HCC Insurance Holdings, Inc.	14,270	658,418
Kemper Corp.	7,249	296,339
Mercury General Corp.	5,115	254,267
Old Republic International Corp.	34,403	594,140
Primerica, Inc.	7,790	334,269
Protective Life Corp.	11,176	566,176
Reinsurance Group of America, Inc.	10,026	776,113
StanCorp Financial Group, Inc.	6,276	415,785
W. R. Berkley Corp.	15,570	675,582

		10,931,424

Real Estate Investment Trusts (REITs) (5.3%)
Alexandria Real Estate Equities, Inc. (REIT)	10,180	647,651
American Campus Communities, Inc. (REIT)	14,910	480,251
BioMed Realty Trust, Inc. (REIT)	27,326	495,147
BRE Properties, Inc. (REIT)	10,991	601,318
Camden Property Trust (REIT)	12,122	689,499
Corporate Office Properties Trust/Maryland (REIT)	12,416	294,135
Corrections Corp. of America (REIT)	16,458	527,808
Duke Realty Corp. (REIT)	46,316	696,593
Equity One, Inc. (REIT)	9,016	202,319
Essex Property Trust, Inc. (REIT)	5,414	776,963
Extra Space Storage, Inc. (REIT)	15,646	659,166
Federal Realty Investment Trust (REIT)	9,267	939,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Highwoods Properties, Inc. (REIT)	12,796	$462,831
Home Properties, Inc. (REIT)	8,106	434,644
Hospitality Properties Trust (REIT)	21,057	569,171
Kilroy Realty Corp. (REIT)	11,689	586,554
Liberty Property Trust (REIT)	20,841	705,885
Mack-Cali Realty Corp. (REIT)	12,535	269,252
Mid-America Apartment Communities, Inc. (REIT)	10,646	646,638
National Retail Properties, Inc. (REIT)	17,329	525,588
Omega Healthcare Investors, Inc. (REIT)	17,422	519,175
Potlatch Corp. (REIT)	5,780	241,257
Rayonier, Inc. (REIT)	17,960	756,116
Realty Income Corp. (REIT)	28,420	1,060,919
Regency Centers Corp. (REIT)	13,146	608,660
Senior Housing Properties Trust (REIT)	26,726	594,119
SL Green Realty Corp. (REIT)	13,215	1,220,802
Taubman Centers, Inc. (REIT)	9,030	577,198
UDR, Inc. (REIT)	35,651	832,451
Weingarten Realty Investors (REIT)	15,924	436,636

		18,058,512

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.	6,089	254,094
Jones Lang LaSalle, Inc.	6,309	645,979

		900,073

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.	11,954	165,324
New York Community Bancorp, Inc.	62,681	1,056,175
Washington Federal, Inc.	14,444	336,400

		1,557,899

Total Financials		48,811,979

Health Care (5.7%)
Biotechnology (0.4%)
Cubist Pharmaceuticals, Inc.*	10,521	724,581
United Therapeutics Corp.*	6,570	742,936

		1,467,517

Health Care Equipment & Supplies (1.5%)
Cooper Cos., Inc.	7,001	867,004
Hill-Rom Holdings, Inc.	8,352	345,272
Hologic, Inc.*	38,833	867,917
IDEXX Laboratories, Inc.*	7,404	787,563
Masimo Corp.*	7,293	213,174
ResMed, Inc.	20,210	951,487
STERIS Corp.	8,341	400,785
Teleflex, Inc.	5,873	551,240
Thoratec Corp.*	8,108	296,753

		5,281,195

Health Care Providers & Services (2.0%)
Community Health Systems, Inc.*	13,481	529,399
Health Management Associates, Inc., Class A*	37,614	492,743
Health Net, Inc.*	11,289	334,945
Henry Schein, Inc.*	12,206	1,394,658
LifePoint Hospitals, Inc.*	6,659	351,861
MEDNAX, Inc.*	14,350	766,003
Omnicare, Inc.	14,654	884,515
Owens & Minor, Inc.	8,944	326,993
Universal Health Services, Inc., Class B	12,754	1,036,390
VCA Antech, Inc.*	12,627	395,983
WellCare Health Plans, Inc.*	6,224	438,294

		6,951,784

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	22,595	349,319
HMS Holdings Corp.*	12,529	284,784

		634,103

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	2,878	355,749
Charles River Laboratories International, Inc.*	6,822	361,839
Covance, Inc.*	8,010	705,361
Mettler-Toledo International, Inc.*	4,229	1,025,913
Techne Corp.	4,731	447,884

		2,896,746

Pharmaceuticals (0.7%)
Endo Health Solutions, Inc.*	16,351	1,103,039
Mallinckrodt plc*	8,184	427,696
Salix Pharmaceuticals Ltd.*	8,959	805,772

		2,336,507

Total Health Care		19,567,852

Industrials (10.8%)
Aerospace & Defense (1.1%)
Alliant Techsystems, Inc.	4,526	550,724
B/E Aerospace, Inc.*	14,032	1,221,205
Esterline Technologies Corp.*	4,489	457,698
Exelis, Inc.	26,749	509,836
Huntington Ingalls Industries, Inc.	7,052	634,751
Triumph Group, Inc.	7,415	564,059

		3,938,273

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	12,946	227,332

Airlines (0.3%)
Alaska Air Group, Inc.	9,871	724,235
JetBlue Airways Corp.*	30,949	264,614

		988,849

Building Products (0.6%)
A.O. Smith Corp.	10,915	588,755
Fortune Brands Home & Security, Inc.	23,657	1,081,125
Lennox International, Inc.	6,499	552,805

		2,222,685

Commercial Services & Supplies (1.2%)
Brink’s Co.	6,832	233,244
Clean Harbors, Inc.*	7,863	471,465

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Copart, Inc.*	15,890	$582,369
Deluxe Corp.	7,179	374,672
Herman Miller, Inc.	8,384	247,496
HNI Corp.	6,437	249,949
Mine Safety Appliances Co.	4,479	229,370
R.R. Donnelley & Sons Co.	25,844	524,116
Rollins, Inc.	9,118	276,184
Waste Connections, Inc.	17,555	765,925

		3,954,790

Construction & Engineering (0.5%)
AECOM Technology Corp.*	13,929	409,930
Granite Construction, Inc.	5,122	179,168
KBR, Inc.	21,058	671,540
URS Corp.	10,673	565,562

		1,826,200

Electrical Equipment (0.6%)
Acuity Brands, Inc.	6,123	669,366
General Cable Corp.	7,077	208,134
Hubbell, Inc., Class B	7,680	836,352
Regal-Beloit Corp.	6,430	474,020

		2,187,872

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	9,037	717,538

Machinery (3.5%)
AGCO Corp.	12,869	761,716
CLARCOR, Inc.	7,112	457,657
Crane Co.	6,973	468,934
Donaldson Co., Inc.	19,108	830,434
Graco, Inc.	8,724	681,519
Harsco Corp.	11,471	321,532
IDEX Corp.	11,547	852,746
ITT Corp.	12,909	560,509
Kennametal, Inc.	11,155	580,841
Lincoln Electric Holdings, Inc.	11,635	830,041
Nordson Corp.	8,577	637,271
Oshkosh Corp.	12,287	619,019
SPX Corp.	6,484	645,871
Terex Corp.	15,818	664,198
Timken Co.	11,283	621,355
Trinity Industries, Inc.	11,109	605,663
Valmont Industries, Inc.	3,822	569,936
Wabtec Corp.	13,706	1,017,944
Woodward, Inc.	8,624	393,341

		12,120,527

Marine (0.3%)
Kirby Corp.*	8,103	804,223
Matson, Inc.	6,109	159,506

		963,729

Professional Services (0.8%)
Corporate Executive Board Co.	4,789	370,812
FTI Consulting, Inc.*	5,691	234,128
Manpowergroup, Inc.	11,245	965,496
Towers Watson & Co., Class A	9,195	1,173,374

		2,743,810

Road & Rail (0.9%)
Con-way, Inc.	8,072	320,539
Genesee & Wyoming, Inc., Class A*	7,229	694,345
J.B. Hunt Transport Services, Inc.	13,099	1,012,553
Landstar System, Inc.	6,488	372,736
Old Dominion Freight Line, Inc.*	9,920	525,958
Werner Enterprises, Inc.	6,444	159,360

		3,085,491

Trading Companies & Distributors (0.7%)
GATX Corp.	6,570	342,757
MSC Industrial Direct Co., Inc., Class A	6,844	553,474
United Rentals, Inc.*	13,253	1,033,072
Watsco, Inc.	3,839	368,774

		2,298,077

Total Industrials		37,275,173

Information Technology (10.1%)
Communications Equipment (0.6%)
ADTRAN, Inc.	8,165	220,537
Ciena Corp.*	14,679	351,268
InterDigital, Inc.	5,868	173,047
JDS Uniphase Corp.*	33,087	429,469
Plantronics, Inc.	6,234	289,569
Polycom, Inc.*	20,316	228,149
Riverbed Technology, Inc.*	22,998	415,804

		2,107,843

Computers & Peripherals (0.8%)
3D Systems Corp.*	13,597	1,263,569
Diebold, Inc.	9,057	298,972
Lexmark International, Inc., Class A	8,797	312,469
NCR Corp.*	23,664	805,996

		2,681,006

Electronic Equipment, Instruments & Components (1.3%)
Arrow Electronics, Inc.*	14,311	776,372
Avnet, Inc.	19,539	861,865
Ingram Micro, Inc., Class A*	21,925	514,361
Itron, Inc.*	5,583	231,304
National Instruments Corp.	13,859	443,765
Tech Data Corp.*	5,379	277,557
Trimble Navigation Ltd.*	36,652	1,271,824
Vishay Intertechnology, Inc.*	19,286	255,732

		4,632,780

Internet Software & Services (0.8%)
AOL, Inc.*	11,152	519,906
Equinix, Inc.*	7,110	1,261,670
Rackspace Hosting, Inc.*	16,292	637,506
ValueClick, Inc.*	8,922	208,507

		2,627,589

IT Services (2.1%)
Acxiom Corp.*	10,651	393,874
Broadridge Financial Solutions, Inc.	16,966	670,496
Convergys Corp.	14,453	304,236
CoreLogic, Inc.*	13,307	472,798
DST Systems, Inc.	4,198	380,927
Gartner, Inc.*	13,093	930,258
Global Payments, Inc.	10,360	673,296
Jack Henry & Associates, Inc.	12,187	721,592
Leidos Holdings, Inc.	10,376	482,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Lender Processing Services, Inc.	12,537	$468,633
ManTech International Corp., Class A	3,355	100,415
NeuStar, Inc., Class A*	8,892	443,355
Science Applications International Corp.	5,894	194,915
VeriFone Systems, Inc.*	15,525	416,380
WEX, Inc.*	5,550	549,617

		7,203,172

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	7,148	386,564

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	87,508	338,656
Atmel Corp.*	60,566	474,232
Cree, Inc.*	17,179	1,074,890
Cypress Semiconductor Corp.*	19,768	207,564
Fairchild Semiconductor International, Inc.*	18,059	241,088
Integrated Device Technology, Inc.*	19,609	199,816
International Rectifier Corp.*	10,087	262,968
Intersil Corp., Class A	18,141	208,077
RF Micro Devices, Inc.*	40,161	207,231
Semtech Corp.*	9,766	246,884
Silicon Laboratories, Inc.*	5,618	243,315
Skyworks Solutions, Inc.*	26,680	761,981
SunEdison, Inc.*	34,883	455,223
Teradyne, Inc.*	27,218	479,581

		5,401,506

Software (2.8%)
ACI Worldwide, Inc.*	5,502	357,630
Advent Software, Inc.	5,704	199,583
ANSYS, Inc.*	13,199	1,150,953
Cadence Design Systems, Inc.*	40,897	573,376
CommVault Systems, Inc.*	6,305	472,118
Compuware Corp.	30,822	345,515
Concur Technologies, Inc.*	6,710	692,338
FactSet Research Systems, Inc.	5,700	618,906
Fair Isaac Corp.	4,936	310,178
Informatica Corp.*	15,400	639,100
Mentor Graphics Corp.	13,835	333,008
MICROS Systems, Inc.*	10,726	615,351
PTC, Inc.*	16,983	601,028
Rovi Corp.*	14,527	286,037
SolarWinds, Inc.*	9,302	351,895
Solera Holdings, Inc.	9,794	693,023
Synopsys, Inc.*	21,968	891,242
TIBCO Software, Inc.*	21,778	489,569

		9,620,850

Total Information Technology		34,661,310

Materials (4.5%)
Chemicals (1.8%)
Albemarle Corp.	11,592	734,817
Ashland, Inc.	10,262	995,824
Cabot Corp.	8,492	436,489
Cytec Industries, Inc.	5,071	472,414
Intrepid Potash, Inc.*	7,846	124,281
Minerals Technologies, Inc.	4,923	295,725
NewMarket Corp.	1,658	554,021
Olin Corp.	11,296	325,889
RPM International, Inc.	18,920	785,369
Scotts Miracle-Gro Co., Class A	6,244	388,502
Sensient Technologies Corp.	7,134	346,142
Valspar Corp.	11,483	818,623

		6,278,096

Construction Materials (0.4%)
Eagle Materials, Inc.	7,100	549,753
Martin Marietta Materials, Inc.	6,600	659,604

		1,209,357

Containers & Packaging (1.1%)
AptarGroup, Inc.	9,371	635,448
Greif, Inc., Class A	4,320	226,368
Packaging Corp. of America	13,969	883,958
Rock-Tenn Co., Class A	10,273	1,078,768
Silgan Holdings, Inc.	6,204	297,916
Sonoco Products Co.	14,478	604,022

		3,726,480

Metals & Mining (1.0%)
Carpenter Technology Corp.	7,554	469,859
Commercial Metals Co.	16,623	337,945
Compass Minerals International, Inc.	4,767	381,598
Reliance Steel & Aluminum Co.	11,015	835,378
Royal Gold, Inc.	9,259	426,562
Steel Dynamics, Inc.	31,548	616,448
Worthington Industries, Inc.	7,502	315,684

		3,383,474

Paper & Forest Products (0.2%)
Domtar Corp.	4,601	434,058
Louisiana-Pacific Corp.*	20,050	371,126

		805,184

Total Materials		15,402,591

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
tw telecom, Inc.*	20,494	624,452

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	14,023	361,513

Total Telecommunication Services		985,965

Utilities (2.7%)
Electric Utilities (1.0%)
Cleco Corp.	8,592	400,559
Great Plains Energy, Inc.	21,800	528,432
Hawaiian Electric Industries, Inc.	14,144	368,593
IDACORP, Inc.	7,137	369,982
OGE Energy Corp.	28,214	956,454
PNM Resources, Inc.	11,339	273,497
Westar Energy, Inc.	18,063	581,087

		3,478,604

Gas Utilities (0.8%)
Atmos Energy Corp.	12,946	588,007
National Fuel Gas Co.	11,919	851,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Questar Corp.	24,903	$572,520
UGI Corp.	16,237	673,186
WGL Holdings, Inc.	7,347	294,321

		2,979,051

Multi-Utilities (0.7%)
Alliant Energy Corp.	15,803	815,435
Black Hills Corp.	6,308	331,233
MDU Resources Group, Inc.	26,847	820,176
Vectren Corp.	11,709	415,669

		2,382,513

Water Utilities (0.2%)
Aqua America, Inc.	25,110	592,345

Total Utilities		9,432,513

Total Investments (63.5%) (Cost $132,800,260)		218,290,976
Other Assets Less Liabilities (36.5%)		125,420,360

Net Assets (100%)		$343,711,336

*	Non-income producing.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	82	March-14	$9,033,716	$9,523,480	$489,764
S&P MidCap 400 E-Mini Index	795	March-14	103,458,301	106,482,300	3,023,999
S&P 500 E-Mini Index	105	March-14	9,433,952	9,665,775	231,823

					$3,745,586

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$30,853,985	$—	$—	$30,853,985
Consumer Staples	8,794,572	—	—	8,794,572
Energy	12,505,036	—	—	12,505,036
Financials	48,811,979	—	—	48,811,979
Health Care	19,567,852	—	—	19,567,852
Industrials	37,275,173	—	—	37,275,173
Information Technology	34,661,310	—	—	34,661,310
Materials	15,402,591	—	—	15,402,591
Telecommunication Services	985,965	—	—	985,965
Utilities	9,432,513	—	—	9,432,513
Futures	3,745,586	—	—	3,745,586

Total Assets	$222,036,562	$—	$—	$222,036,562

Total Liabilities	$—	$—	$—	$—

Total	$222,036,562	$—	$—	$222,036,562

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,745,586	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,745,586

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	49,429,814	—	—	49,429,814
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$49,429,814	$—	$—	$49,429,814

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,651,413	—	—	1,651,413
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,651,413	$—	$—	$1,651,413

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $167,804,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 3,745,586(c)	$ —	$ —	$ 3,745,586

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$25,381,203
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$94,675,158

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$88,563,471
Aggregate gross unrealized depreciation	(3,487,649)

Net unrealized appreciation	$85,075,822

Federal income tax cost of investments	$133,215,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $132,800,260)	$218,290,976
Cash	119,593,276
Cash held as collateral at broker	5,795,400
Due from broker for futures variation margin	358,172
Dividends, interest and other receivables	211,350
Receivable for securities sold	2,174
Other assets	1,815

Total assets	344,253,163

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	318,642
Investment management fees payable	129,744
Administrative fees payable	54,111
Accrued expenses	39,330

Total liabilities	541,827

NET ASSETS	$343,711,336

Net assets were comprised of:
Paid in capital	$247,049,011
Accumulated undistributed net investment income (loss)	8,260
Accumulated undistributed net realized gain (loss) on investments and futures	7,417,763
Net unrealized appreciation (depreciation) on investments and futures	89,236,302

Net assets	$343,711,336

Class IA
Net asset value, offering and redemption price per share, $1,668 / 167 shares outstanding (unlimited amount authorized: $0.01 par value)†	$9.95

Class K
Net asset value, offering and redemption price per share, $343,709,668 / 34,562,577 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

† Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$3,183,212
Interest	158,780

Total income	3,341,992

EXPENSES
Investment management fees	1,763,274
Administrative fees	663,516
Professional fees	40,493
Printing and mailing expenses	40,220
Custodian fees	22,000
Trustees’ fees	11,287
Distribution fees - Class IA	41
Miscellaneous	8,369

Total expenses	2,549,200

NET INVESTMENT INCOME (LOSS)	792,792

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	30,529,066
Futures	49,429,814

Net realized gain (loss)	79,958,880

Change in unrealized appreciation (depreciation) on:
Investments	31,681,976
Futures	1,651,413

Net change in unrealized appreciation (depreciation)	33,333,389

NET REALIZED AND UNREALIZED GAIN (LOSS)	113,292,269

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,085,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$792,792	$718,275
Net realized gain (loss) on investments and futures	79,958,880	64,704,078
Net change in unrealized appreciation (depreciation) on investments and futures	33,333,389	14,168,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,085,061	79,591,169

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	— #
Class K	(849,186)	(1,012,989)

	(849,186)	(1,012,989)

Distributions from net realized capital gains
Class IA	(378)	(14,461)
Class K	(79,260,854)	(47,971,101)

	(79,261,232)	(47,985,562)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(80,110,418)	(48,998,551)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 38 and 1,479 shares, respectively ]	378	14,461
Capital shares repurchased [ (13,983) and 0 shares, respectively ]	(147,184)	—

Total Class IA transactions	(146,806)	14,461

Class K
Capital shares sold [ 121,966 and 3,266,586 shares, respectively ]	1,377,151	32,848,691
Capital shares issued in reinvestment of dividends and distributions [ 8,101,598 and 5,010,869 shares, respectively ]	80,110,040	48,984,090
Capital shares repurchased [ (20,351,829) and (18,945,125) shares, respectively ]	(227,164,591)	(194,187,031)

Total Class K transactions	(145,677,400)	(112,354,250)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(145,824,206)	(112,339,789)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,849,563)	(81,747,171)
NET ASSETS:
Beginning of year	455,560,899	537,308,070

End of year (a)	$343,711,336	$455,560,899

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$8,260	$4,033

# Rounds to less than $0.50.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						August 28, 2009* to December 31, 2009
Class IA	2013		2012		2011	2010
Net asset value, beginning of period	$9.75		$9.37		$11.57	$10.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)†(e)	(0.01	)†(e)	0.01 (e)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	3.11		1.53		(1.13)	2.29	0.67

Total from investment operations	3.06		1.52		(1.12)	2.31	0.69

Less distributions:
Dividends from net investment income	—	#	—	#	(0.02)	(0.02)	(0.02)
Distributions from net realized gains	(2.86)		(1.14)		(1.06)	(1.39)	—

Total dividends and distributions	(2.86)		(1.14)		(1.08)	(1.41)	(0.02)

Net asset value, end of period	$9.95		$9.75		$9.37	$11.57	$10.67

Total return (b)	32.29%		16.23%		(9.60)%	22.46%	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2		$138		$118	$841,905	$1,105,277
Ratio of expenses to average net assets:
After reimbursements (a)	0.90%		0.90%		0.60%	0.63%	0.64%
Before reimbursements (a)	0.90%		0.90%		0.63%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	(0.44)%		(0.08)%		0.11%	0.20%	0.72%
Before reimbursements (a)	(0.44)%		(0.08)%		0.08%	0.17%	0.71%
Portfolio turnover rate (z)	11%		10%		14%	18%	84%

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.75	$9.37	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	3.06	1.53	0.15

Total from investment operations	3.08	1.55	0.15

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	(2.86)	(1.14)	—

Total dividends and distributions	(2.89)	(1.17)	(0.02)

Net asset value, end of period	$9.94	$9.75	$9.37

Total return (b)	32.51%	16.53%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$343,710	$455,423	$537,190
Ratio of expenses to average net assets:
After reimbursements (a)	0.65%	0.65%	0.63%
Before reimbursements (a)	0.65%	0.65%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.20%	0.16%	0.10%
Before reimbursements (a)	0.20%	0.16%	0.10%
Portfolio turnover rate (z)	11%	10%	14%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ATM SMALL CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IA Shares*	37.87%	14.93%
Portfolio – Class K Shares**	38.16	23.38
Russell 2000® Index	38.82	19.00
VMI – Small Cap Core II	38.43	16.06
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 37.87% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2000® Index, returned 38.82% and the VMI — Small Cap Core II, returned 38.43% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

Strong operational performance of companies, combined with signs of domestic economic improvement in the form of lower unemployment rates, drove the U.S. small-cap market to generate impressive returns in 2013. The Portfolio roughly matched both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	12.0%
Information Technology	9.3
Industrials	7.6
Consumer Discretionary	7.2
Health Care	6.9
Energy	2.9
Materials	2.6
Consumer Staples	2.1
Utilities	1.6
Telecommunication Services	0.4
Cash and Other	47.4

100.0%

ATM SMALL CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,193.50	$4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48
Class K
Actual	1,000.00	1,195.13	3.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.88% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.2%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	26,842	$548,919
Cooper Tire & Rubber Co.	28,235	678,769
Dana Holding Corp.	58,637	1,150,458
Dorman Products, Inc.*	11,179	626,807
Drew Industries, Inc.	9,425	482,560
Federal-Mogul Corp.*	3,850	75,768
Fox Factory Holding Corp.*	1,891	33,320
Fuel Systems Solutions, Inc.*	2,727	37,824
Gentherm, Inc.*	13,572	363,865
Modine Manufacturing Co.*	21,182	271,553
Remy International, Inc.	2,641	61,588
Shiloh Industries, Inc.*	1,168	22,776
Spartan Motors, Inc.	6,859	45,955
Standard Motor Products, Inc.	8,320	306,176
Stoneridge, Inc.*	5,574	71,069
Superior Industries International, Inc.	4,583	94,547
Tenneco, Inc.*	24,265	1,372,671
Tower International, Inc.*	1,156	24,738

		6,269,363

Automobiles (0.0%)
Winnebago Industries, Inc.*	12,953	355,560

Distributors (0.1%)
Core-Mark Holding Co., Inc.	4,980	378,131
Pool Corp.	18,631	1,083,206
Stock Building Supply Holdings, Inc.*	1,494	27,221
VOXX International Corp.*	3,730	62,291
Weyco Group, Inc.	1,309	38,524

		1,589,373

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	7,774	337,936
Ascent Capital Group, Inc., Class A*	6,317	540,482
Bridgepoint Education, Inc.*	3,421	60,586
Bright Horizons Family Solutions, Inc.*	2,365	86,890
Capella Education Co.	5,748	381,897
Career Education Corp.*	10,760	61,332
Carriage Services, Inc.	3,152	61,559
Corinthian Colleges, Inc.*	16,268	28,957
Education Management Corp.*	14,866	149,998
Grand Canyon Education, Inc.*	19,032	829,795
Hillenbrand, Inc.	24,763	728,527
Houghton Mifflin Harcourt Co.*	4,030	68,349
ITT Educational Services, Inc.*	10,216	343,053
JTH Holding, Inc., Class A*	886	21,530
K12, Inc.*	11,820	257,085
LifeLock, Inc.*	26,443	433,930
Lincoln Educational Services Corp.	4,753	23,670
Mac-Gray Corp.	2,360	50,103
Matthews International Corp., Class A	11,616	494,958
Outerwall, Inc.*	12,079	812,554
Regis Corp.	23,731	344,337
Sotheby’s, Inc.	27,241	1,449,221
Steiner Leisure Ltd.*	6,405	315,062
Strayer Education, Inc.*	2,149	74,076
Universal Technical Institute, Inc.	6,515	90,624

		8,046,511

Hotels, Restaurants & Leisure (1.5%)
AFC Enterprises, Inc.*	9,304	358,204
Biglari Holdings, Inc.*	614	311,077
BJ’s Restaurants, Inc.*	11,745	364,800
Bloomin’ Brands, Inc.*	24,120	579,121
Bob Evans Farms, Inc.	11,168	564,989
Boyd Gaming Corp.*	27,033	304,392
Bravo Brio Restaurant Group, Inc.*	3,928	63,909
Buffalo Wild Wings, Inc.*	7,967	1,172,742
Caesars Entertainment Corp.*	16,492	355,238
Carrols Restaurant Group, Inc.*	4,439	29,342
CEC Entertainment, Inc.	7,080	313,502
Cheesecake Factory, Inc.	22,375	1,080,041
Churchill Downs, Inc.	5,648	506,343
Chuy’s Holdings, Inc.*	7,102	255,814
ClubCorp Holdings, Inc.	4,045	71,758
Cracker Barrel Old Country Store, Inc.	8,665	953,757
Del Frisco’s Restaurant Group, Inc.*	2,002	47,187
Denny’s Corp.*	46,396	333,587
Diamond Resorts International, Inc.*	3,475	64,148
DineEquity, Inc.	6,920	578,166
Diversified Restaurant Holdings, Inc.*	2,197	10,480
Einstein Noah Restaurant Group, Inc.	1,283	18,603
Fiesta Restaurant Group, Inc.*	8,411	439,391
Ignite Restaurant Group, Inc.*	3,281	41,013
International Speedway Corp., Class A	13,900	493,311
Interval Leisure Group, Inc.	15,751	486,706
Isle of Capri Casinos, Inc.*	9,873	88,857
Jack in the Box, Inc.*	19,624	981,592
Jamba, Inc.*	3,360	41,765
Krispy Kreme Doughnuts, Inc.*	29,143	562,168
Life Time Fitness, Inc.*	17,170	806,990
Luby’s, Inc.*	4,042	31,204
Marcus Corp.	8,891	119,495
Marriott Vacations Worldwide Corp.*	12,460	657,390
Monarch Casino & Resort, Inc.*	1,775	35,642
Morgans Hotel Group Co.*	5,335	43,374
Multimedia Games Holding Co., Inc.*	12,010	376,634
Nathan’s Famous, Inc.*	526	26,516
Noodles & Co.*	1,216	43,679
Orient-Express Hotels Ltd., Class A*	43,928	663,752
Papa John’s International, Inc.	13,440	610,176
Pinnacle Entertainment, Inc.*	26,556	690,190
Potbelly Corp.	1,670	40,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Red Robin Gourmet Burgers, Inc.*	6,299	$463,228
Ruby Tuesday, Inc.*	13,415	92,966
Ruth’s Hospitality Group, Inc.	14,064	199,849
Scientific Games Corp., Class A*	19,118	323,668
Sonic Corp.*	24,926	503,256
Speedway Motorsports, Inc.	6,944	137,838
Texas Roadhouse, Inc.	26,234	729,305
Town Sports International Holdings, Inc.	4,733	69,859
Vail Resorts, Inc.	15,417	1,159,821

		19,297,383

Household Durables (0.6%)
Bassett Furniture Industries, Inc.	2,158	32,974
Beazer Homes USA, Inc.*	10,593	258,681
Blyth, Inc.	1,938	21,085
Cavco Industries, Inc.*	1,377	94,600
CSS Industries, Inc.	1,714	49,158
Ethan Allen Interiors, Inc.	10,100	307,242
EveryWare Global, Inc.*	1,801	14,912
Flexsteel Industries, Inc.	873	26,827
Helen of Troy Ltd.*	13,798	683,139
Hooker Furniture Corp.	2,125	35,445
Hovnanian Enterprises, Inc., Class A*	47,428	313,973
iRobot Corp.*	11,145	387,512
KB Home	38,518	704,109
La-Z-Boy, Inc.	22,087	684,697
LGI Homes, Inc.*	1,745	31,044
Libbey, Inc.*	8,182	171,822
Lifetime Brands, Inc.	1,886	29,667
M.D.C. Holdings, Inc.*	18,472	595,537
M/I Homes, Inc.*	11,498	292,624
Meritage Homes Corp.*	15,348	736,551
NACCO Industries, Inc., Class A	936	58,210
Ryland Group, Inc.	20,381	884,739
Skullcandy, Inc.*	3,463	24,968
Standard Pacific Corp.*	64,670	585,263
TRI Pointe Homes, Inc.*	2,929	58,375
UCP, Inc., Class A*	1,423	20,833
Universal Electronics, Inc.*	5,575	212,463
WCI Communities, Inc.*	1,363	26,020
William Lyon Homes, Class A*	2,692	59,601
Zagg, Inc.*	6,072	26,413

		7,428,484

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	16,219	87,745
Blue Nile, Inc.*	5,193	244,539
FTD Cos., Inc.*	7,652	249,302
HSN, Inc.	13,559	844,726
Nutrisystem, Inc.	6,303	103,621
Orbitz Worldwide, Inc.*	4,839	34,744
Overstock.com, Inc.*	2,238	68,908
PetMed Express, Inc.	3,986	66,287
RetailMeNot, Inc.*	1,875	53,981
Shutterfly, Inc.*	16,841	857,712
ValueVision Media, Inc., Class A*	7,608	53,180
Vitacost.com, Inc.*	4,453	25,783

		2,690,528

Leisure Equipment & Products (0.3%)
Arctic Cat, Inc.	5,511	314,017
Black Diamond, Inc.*	4,443	59,225
Brunswick Corp.	38,278	1,763,085
Callaway Golf Co.	28,878	243,441
JAKKS Pacific, Inc.	3,625	24,396
Johnson Outdoors, Inc., Class A	984	26,519
LeapFrog Enterprises, Inc.*	27,876	221,335
Marine Products Corp.	9,340	93,867
Nautilus, Inc.*	6,054	51,035
Smith & Wesson Holding Corp.*	25,373	342,282
Sturm Ruger & Co., Inc.	7,851	573,830

		3,713,032

Media (0.7%)
AH Belo Corp., Class A	3,484	26,025
Beasley Broadcasting Group, Inc., Class A	632	5,517
Carmike Cinemas, Inc.*	9,758	271,663
Central European Media Enterprises Ltd., Class A*	14,930	57,331
Crown Media Holdings, Inc., Class A*	41,831	147,663
Cumulus Media, Inc., Class A*	36,320	280,754
Daily Journal Corp.*	180	33,298
Dex Media, Inc.*	3,404	23,079
Digital Generation, Inc.*	4,760	60,690
Entercom Communications Corp., Class A*	9,881	103,849
Entravision Communications Corp., Class A	10,804	65,796
EW Scripps Co., Class A*	11,114	241,396
Global Sources Ltd.*	10,778	87,625
Gray Television, Inc.*	21,068	313,492
Harte-Hanks, Inc.	8,422	65,860
Hemisphere Media Group, Inc.*	1,706	20,250
Journal Communications, Inc., Class A*	13,137	122,305
Live Nation Entertainment, Inc.*	59,314	1,172,045
Loral Space & Communications, Inc.*	5,020	406,520
Martha Stewart Living Omnimedia, Inc., Class A*	4,930	20,706
McClatchy Co., Class A*	12,393	42,136
MDC Partners, Inc., Class A	15,128	385,903
Media General, Inc., Class A*	3,852	87,055
Meredith Corp.	15,154	784,977
National CineMedia, Inc.	26,086	520,677
New York Times Co., Class A	55,487	880,579
Nexstar Broadcasting Group, Inc., Class A	12,801	713,400
ReachLocal, Inc.*	4,319	54,894
Reading International, Inc., Class A*	3,217	24,095
Rentrak Corp.*	2,095	79,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Saga Communications, Inc., Class A	974	$48,992
Salem Communications Corp., Class A	1,990	17,313
Scholastic Corp.	12,751	433,662
SFX Entertainment, Inc.*	3,889	46,668
Sinclair Broadcast Group, Inc., Class A	29,820	1,065,469
Speed Commerce, Inc.*	8,602	40,171
Valassis Communications, Inc.	16,668	570,879
World Wrestling Entertainment, Inc., Class A	5,720	94,838

		9,416,952

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	2,721	44,298
Burlington Stores, Inc.*	2,985	95,520
Fred’s, Inc., Class A	14,916	276,244
Gordmans Stores, Inc.	1,985	15,225
Tuesday Morning Corp.*	18,607	296,968

		728,255

Specialty Retail (1.8%)
Aeropostale, Inc.*	34,592	314,441
America’s Car-Mart, Inc.*	1,581	66,766
ANN, Inc.*	20,816	761,033
Asbury Automotive Group, Inc.*	13,835	743,493
Barnes & Noble, Inc.*	14,927	223,159
bebe stores, Inc.	10,088	53,668
Big 5 Sporting Goods Corp.	3,299	65,386
Body Central Corp.*	3,222	12,695
Brown Shoe Co., Inc.	19,409	546,169
Buckle, Inc.	11,165	586,832
Cato Corp., Class A	11,765	374,127
Children’s Place Retail Stores, Inc.*	9,216	525,036
Christopher & Banks Corp.*	7,231	61,753
Citi Trends, Inc.*	3,022	51,374
Conn’s, Inc.*	9,533	751,105
Container Store Group, Inc.*	5,716	266,423
Destination Maternity Corp.	2,693	80,467
Destination XL Group, Inc.*	8,349	54,853
Express, Inc.*	39,279	733,339
Finish Line, Inc., Class A	22,324	628,867
Five Below, Inc.*	14,321	618,667
Francesca’s Holdings Corp.*	17,421	320,721
Genesco, Inc.*	10,418	761,139
Group 1 Automotive, Inc.	9,525	676,465
Haverty Furniture Cos., Inc.	6,780	212,214
hhgregg, Inc.*	2,561	35,777
Hibbett Sports, Inc.*	11,624	781,249
Jos. A. Bank Clothiers, Inc.*	12,566	687,737
Kirkland’s, Inc.*	2,732	64,666
Lithia Motors, Inc., Class A	9,385	651,507
Lumber Liquidators Holdings, Inc.*	11,008	1,132,613
MarineMax, Inc.*	4,611	74,145
Mattress Firm Holding Corp.*	5,634	242,487
Men’s Wearhouse, Inc.	20,608	1,052,657
Monro Muffler Brake, Inc.	12,541	706,811
New York & Co., Inc.*	5,645	24,669
Office Depot, Inc.*	206,837	1,094,168
Pacific Sunwear of California, Inc.*	8,752	29,232
Penske Automotive Group, Inc.	16,837	794,033
PEP Boys-Manny, Moe & Jack*	24,435	296,641
Pier 1 Imports, Inc.	37,828	873,070
RadioShack Corp.*	19,865	51,649
Rent-A-Center, Inc.	22,576	752,684
Restoration Hardware Holdings, Inc.*	7,693	517,739
Sears Hometown and Outlet Stores, Inc.*	1,687	43,018
Select Comfort Corp.*	24,498	516,663
Shoe Carnival, Inc.	2,948	85,521
Sonic Automotive, Inc., Class A	18,296	447,886
Stage Stores, Inc.	14,197	315,457
Stein Mart, Inc.	5,486	73,787
Systemax, Inc.*	6,649	74,801
Tile Shop Holdings, Inc.*	3,661	66,154
Tilly’s, Inc., Class A*	4,349	49,796
Trans World Entertainment Corp.*	1,844	8,150
Vitamin Shoppe, Inc.*	13,100	681,331
West Marine, Inc.*	3,160	44,967
Wet Seal, Inc., Class A*	17,745	48,444
Winmark Corp.	448	41,494
Zale Corp.*	13,039	205,625
Zumiez, Inc.*	9,772	254,072

		22,310,892

Textiles, Apparel & Luxury Goods (0.8%)
American Apparel, Inc.*	11,001	13,531
Columbia Sportswear Co.	5,564	438,165
Crocs, Inc.*	40,906	651,224
Culp, Inc.	1,669	34,131
Fifth & Pacific Cos., Inc.*	50,097	1,606,611
G-III Apparel Group Ltd.*	7,249	534,904
Iconix Brand Group, Inc.*	22,977	912,187
Jones Group, Inc.	32,053	479,513
Movado Group, Inc.	7,597	334,344
Oxford Industries, Inc.	6,349	512,174
Perry Ellis International, Inc.*	2,424	38,275
Quiksilver, Inc.*	55,717	488,638
R.G. Barry Corp.	1,934	37,326
Skechers U.S.A., Inc., Class A*	16,154	535,182
Steven Madden Ltd.*	24,066	880,575
Tumi Holdings, Inc.*	20,918	471,701
Unifi, Inc.*	2,952	80,412
Vera Bradley, Inc.*	9,106	218,908
Vince Holding Corp.*	2,257	69,222
Wolverine World Wide, Inc.	43,056	1,462,182

		9,799,205

Total Consumer Discretionary		91,645,538

Consumer Staples (2.1%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	3,512	849,166
Coca-Cola Bottling Co. Consolidated	1,336	97,782
Craft Brew Alliance, Inc.*	2,092	34,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
National Beverage Corp.*	5,482	$110,517

		1,091,816

Food & Staples Retailing (0.7%)
Andersons, Inc.	7,671	684,023
Arden Group, Inc., Class A	419	53,008
Casey’s General Stores, Inc.	16,219	1,139,385
Chefs’ Warehouse, Inc.*	3,249	94,741
Fairway Group Holdings Corp.*	3,146	57,006
Harris Teeter Supermarkets, Inc.	21,718	1,071,783
Ingles Markets, Inc., Class A	2,959	80,189
Natural Grocers by Vitamin Cottage, Inc.*	1,743	73,990
Pantry, Inc.*	4,785	80,292
PriceSmart, Inc.	8,099	935,758
Rite Aid Corp.*	306,181	1,549,276
Roundy’s, Inc.	4,823	47,555
Spartan Stores, Inc.	15,311	371,751
SUPERVALU, Inc.*	93,392	680,828
Susser Holdings Corp.*	7,465	488,883
United Natural Foods, Inc.*	20,849	1,571,806
Village Super Market, Inc., Class A	1,833	56,841
Weis Markets, Inc.	5,184	272,471

		9,309,586

Food Products (0.9%)
Alico, Inc.	606	23,555
Annie’s, Inc.*	5,133	220,924
B&G Foods, Inc.	23,349	791,765
Boulder Brands, Inc.*	25,665	407,047
Calavo Growers, Inc.	2,731	82,640
Cal-Maine Foods, Inc.	6,933	417,575
Chiquita Brands International, Inc.*	19,166	224,242
Darling International, Inc.*	65,167	1,360,687
Diamond Foods, Inc.*	10,705	276,617
Farmer Bros Co.*	3,496	81,317
Fresh Del Monte Produce, Inc.	17,677	500,259
Griffin Land & Nurseries, Inc.	568	18,960
Hain Celestial Group, Inc.*	15,347	1,393,201
Inventure Foods, Inc.*	2,753	36,505
J&J Snack Foods Corp.	6,121	542,259
John B. Sanfilippo & Son, Inc.	1,616	39,883
Lancaster Colony Corp.	7,953	701,057
Lifeway Foods, Inc.	1,018	16,268
Limoneira Co.	3,172	84,343
Omega Protein Corp.*	3,953	48,582
Pilgrim’s Pride Corp.*	26,551	431,454
Post Holdings, Inc.*	13,352	657,853
Sanderson Farms, Inc.	10,387	751,292
Seaboard Corp.*	95	265,522
Seneca Foods Corp., Class A*	1,626	51,853
Snyders-Lance, Inc.	19,062	547,461
Tootsie Roll Industries, Inc.	10,077	327,906
TreeHouse Foods, Inc.*	15,194	1,047,170

		11,348,197

Household Products (0.1%)
Central Garden & Pet Co., Class A*	11,768	79,434
Harbinger Group, Inc.*	6,613	78,364
Oil-Dri Corp. of America	2,293	86,767
Orchids Paper Products Co.	1,216	39,934
Spectrum Brands Holdings, Inc.	8,538	602,356
WD-40 Co.	6,208	463,613

		1,350,468

Personal Products (0.2%)
Elizabeth Arden, Inc.*	12,056	427,385
Female Health Co.	4,278	36,363
Inter Parfums, Inc.	7,471	267,537
Lifevantage Corp.*	20,245	33,404
Medifast, Inc.*	2,939	76,796
Nature’s Sunshine Products, Inc.	4,920	85,214
Nutraceutical International Corp.*	1,732	46,383
Prestige Brands Holdings, Inc.*	21,406	766,335
Revlon, Inc., Class A*	2,247	56,085
Star Scientific, Inc.*	43,028	49,912
Synutra International, Inc.*	3,493	31,018
USANA Health Sciences, Inc.*	1,179	89,109

		1,965,541

Tobacco (0.1%)
Alliance One International, Inc.*	27,401	83,573
Universal Corp.	10,315	563,199
Vector Group Ltd.	25,978	425,260

		1,072,032

Total Consumer Staples		26,137,640

Energy (2.9%)
Energy Equipment & Services (1.0%)
Basic Energy Services, Inc.*	5,933	93,623
Bolt Technology Corp.	1,698	37,373
Bristow Group, Inc.	15,296	1,148,118
C&J Energy Services, Inc.*	20,121	464,795
Cal Dive International, Inc.*	29,598	59,492
CARBO Ceramics, Inc.	8,607	1,002,974
Dawson Geophysical Co.*	1,583	53,537
Era Group, Inc.*	8,781	270,982
Exterran Holdings, Inc.*	25,064	857,189
Forum Energy Technologies, Inc.*	17,179	485,478
Geospace Technologies Corp.*	5,659	536,643
Global Geophysical Services, Inc.*	4,174	6,720
Gulf Island Fabrication, Inc.	4,888	113,499
Gulfmark Offshore, Inc., Class A	11,611	547,226
Helix Energy Solutions Group, Inc.*	42,218	978,613
Hercules Offshore, Inc.*	71,417	466,353
Hornbeck Offshore Services, Inc.*	15,249	750,708
ION Geophysical Corp.*	42,892	141,544
Key Energy Services, Inc.*	67,937	536,702
Matrix Service Co.*	10,972	268,485
Mitcham Industries, Inc.*	3,029	53,644
Natural Gas Services Group, Inc.*	2,479	68,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Newpark Resources, Inc.*	40,635	$499,404
Nuverra Environmental Solutions, Inc.*	2,854	47,919
Parker Drilling Co.*	55,150	448,369
PHI, Inc. (Non-Voting)*	5,793	251,416
Pioneer Energy Services Corp.*	29,881	239,347
RigNet, Inc.*	6,135	294,051
SEACOR Holdings, Inc.*	8,742	797,270
Tesco Corp.*	13,455	266,140
TETRA Technologies, Inc.*	34,236	423,157
TGC Industries, Inc.*	3,122	22,791
Vantage Drilling Co.*	59,873	110,166
Willbros Group, Inc.*	7,871	74,145

		12,416,219

Oil, Gas & Consumable Fuels (1.9%)
Abraxas Petroleum Corp.*	16,281	53,402
Adams Resources & Energy, Inc.	410	28,085
Alon USA Energy, Inc.	5,139	84,999
Alpha Natural Resources, Inc.*	96,172	686,668
Amyris, Inc.*	8,212	43,442
Apco Oil and Gas International, Inc.*	11,326	176,572
Approach Resources, Inc.*	13,743	265,102
Arch Coal, Inc.	95,405	424,552
Athlon Energy, Inc.*	7,631	230,838
Bill Barrett Corp.*	22,331	598,024
Bonanza Creek Energy, Inc.*	12,819	557,242
BPZ Resources, Inc.*	29,333	53,386
Callon Petroleum Co.*	7,901	51,594
Carrizo Oil & Gas, Inc.*	20,077	898,847
Clayton Williams Energy, Inc.*	2,062	168,981
Clean Energy Fuels Corp.*	27,694	356,699
Cloud Peak Energy, Inc.*	29,422	529,596
Comstock Resources, Inc.	23,169	423,761
Contango Oil & Gas Co.*	6,234	294,619
Crosstex Energy, Inc.	21,142	764,495
Delek U.S. Holdings, Inc.	16,138	555,309
Diamondback Energy, Inc.*	7,341	388,045
Emerald Oil, Inc.*	11,181	85,646
Endeavour International Corp.*	9,143	48,001
Energy XXI Bermuda Ltd.	31,745	859,020
EPL Oil & Gas, Inc.*	13,093	373,151
Equal Energy Ltd.	6,931	37,012
Evolution Petroleum Corp.	3,464	42,746
EXCO Resources, Inc.	59,317	314,973
Forest Oil Corp.*	23,522	84,914
Frontline Ltd.*	10,529	39,378
FX Energy, Inc.*	13,894	50,852
GasLog Ltd.	5,560	95,020
Gastar Exploration, Inc.*	11,055	76,501
Goodrich Petroleum Corp.*	12,946	220,341
Green Plains Renewable Energy, Inc.	5,037	97,667
Halcon Resources Corp.*	94,964	366,561
Hallador Energy Co.	6,517	52,527
Isramco, Inc.*	180	22,869
Jones Energy, Inc., Class A*	2,123	30,741
KiOR, Inc., Class A*	9,147	15,367
Knightsbridge Tankers Ltd.	6,025	55,370
Kodiak Oil & Gas Corp.*	112,229	1,258,087
L&L Energy, Inc.*†(b)	5,603	9,413
Magnum Hunter Resources Corp.*	71,982	526,188
Matador Resources Co.*	23,335	434,964
Midstates Petroleum Co., Inc.*	6,408	42,421
Miller Energy Resources, Inc.*	5,962	41,972
Nordic American Tankers Ltd.	26,779	259,756
Northern Oil and Gas, Inc.*	30,677	462,302
Panhandle Oil and Gas, Inc., Class A	2,963	98,994
PDC Energy, Inc.*	14,440	768,497
Penn Virginia Corp.*	23,148	218,286
PetroQuest Energy, Inc.*	11,312	48,868
Quicksilver Resources, Inc.*	24,429	74,997
Renewable Energy Group, Inc.*	4,195	48,075
Rentech, Inc.*	59,978	104,962
Resolute Energy Corp.*	26,635	240,514
REX American Resources Corp.*	1,101	49,226
Rex Energy Corp.*	17,200	339,012
Rosetta Resources, Inc.*	24,409	1,172,608
Sanchez Energy Corp.*	14,336	351,375
Scorpio Tankers, Inc.	75,183	886,408
SemGroup Corp., Class A	18,115	1,181,641
Ship Finance International Ltd.	22,815	373,710
Solazyme, Inc.*	19,288	210,046
Stone Energy Corp.*	20,661	714,664
Swift Energy Co.*	19,882	268,407
Synergy Resources Corp.*	17,108	158,420
Targa Resources Corp.	13,740	1,211,456
Teekay Tankers Ltd., Class A	15,222	59,822
Triangle Petroleum Corp.*	26,699	222,136
Uranium Energy Corp.*	17,231	34,462
Ur-Energy, Inc.*	24,373	33,635
VAALCO Energy, Inc.*	12,949	89,219
W&T Offshore, Inc.	15,311	244,976
Warren Resources, Inc.*	14,760	46,346
Western Refining, Inc.	22,708	963,046
Westmoreland Coal Co.*	5,765	111,207
ZaZa Energy Corp.*	17,778	16,989

		23,980,022

Total Energy		36,396,241

Financials (12.0%)
Capital Markets (1.4%)
Apollo Investment Corp.	97,863	829,878
Arlington Asset Investment Corp., Class A	2,947	77,771
BGC Partners, Inc., Class A	55,284	335,021
BlackRock Kelso Capital Corp.	32,536	303,561
Calamos Asset Management, Inc., Class A	5,169	61,201
Capital Southwest Corp.	5,608	195,551
Capitala Finance Corp.	790	15,721
CIFC Corp.	1,236	9,616
Cohen & Steers, Inc.	7,651	306,499
Cowen Group, Inc., Class A*	37,596	147,000
Diamond Hill Investment Group, Inc.	557	65,915
Evercore Partners, Inc., Class A	13,472	805,356
FBR & Co.*	2,437	64,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Fidus Investment Corp.	2,788	$60,611
Fifth Street Finance Corp.	53,354	493,525
Financial Engines, Inc.	20,561	1,428,578
Firsthand Technology Value Fund, Inc.	1,834	42,494
FXCM, Inc., Class A	14,587	260,232
GAMCO Investors, Inc., Class A	2,423	210,728
Garrison Capital, Inc.	1,136	15,768
GFI Group, Inc.	22,004	86,036
Gladstone Capital Corp.	4,333	41,597
Gladstone Investment Corp.	5,537	44,628
Golub Capital BDC, Inc.	15,542	297,008
Greenhill & Co., Inc.	11,176	647,537
GSV Capital Corp.*	3,775	45,640
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,859	39,912
Hercules Technology Growth Capital, Inc.	24,719	405,392
HFF, Inc., Class A*	12,855	345,157
Horizon Technology Finance Corp.	1,583	22,494
ICG Group, Inc.*	17,023	317,139
INTL FCStone, Inc.*	4,082	75,680
Investment Technology Group, Inc.*	18,130	372,753
Janus Capital Group, Inc.	65,063	804,829
JMP Group, Inc.	3,105	22,977
KCAP Financial, Inc.	5,448	43,965
KCG Holdings, Inc., Class A*	35,566	425,369
Ladenburg Thalmann Financial Services, Inc.*	55,685	174,294
Main Street Capital Corp.	15,402	503,491
Manning & Napier, Inc.	3,040	53,656
Marcus & Millichap, Inc.*	1,289	19,206
MCG Capital Corp.	15,306	67,346
Medallion Financial Corp.	4,144	59,466
Medley Capital Corp.	16,901	234,079
MVC Capital, Inc.	9,630	130,005
New Mountain Finance Corp.	17,544	263,862
NGP Capital Resources Co.	10,221	76,351
Oppenheimer Holdings, Inc., Class A	2,343	58,060
PennantPark Floating Rate Capital Ltd.	2,726	37,428
PennantPark Investment Corp.	27,367	317,457
Piper Jaffray Cos., Inc.*	7,009	277,206
Prospect Capital Corp.	113,180	1,269,880
Pzena Investment Management, Inc., Class A	7,012	82,461
RCS Capital Corp., Class A	375	6,881
Safeguard Scientifics, Inc.*	4,922	98,883
Silvercrest Asset Management Group, Inc., Class A	1,063	18,124
Solar Capital Ltd.	19,383	437,087
Solar Senior Capital Ltd.	2,276	41,469
Stellus Capital Investment Corp.	2,371	35,446
Stifel Financial Corp.*	25,433	1,218,749
SWS Group, Inc.*	7,632	46,403
TCP Capital Corp.	13,641	228,896
THL Credit, Inc.	14,210	234,323
TICC Capital Corp.	19,523	201,868
Triangle Capital Corp.	11,107	307,109
Virtus Investment Partners, Inc.*	2,684	536,934
Walter Investment Management Corp.*	16,297	576,262
Westwood Holdings Group, Inc.	2,891	178,982
WhiteHorse Finance, Inc.	1,332	20,127
WisdomTree Investments, Inc.*	43,756	774,919

		18,354,137

Commercial Banks (3.7%)
1st Source Corp.	4,977	158,965
1st United Bancorp, Inc./Florida	15,349	116,806
Access National Corp.	1,429	21,364
American National Bankshares, Inc.	1,609	42,236
Ameris Bancorp*	8,714	183,953
Ames National Corp.	1,791	40,100
Arrow Financial Corp.	5,817	154,499
BancFirst Corp.	1,756	98,441
Banco Latinoamericano de Comercio Exterior S.A., Class E	11,732	328,731
Bancorp, Inc./Delaware*	13,486	241,534
BancorpSouth, Inc.	38,001	965,985
Bank of Kentucky Financial Corp.	1,255	46,309
Bank of Marin Bancorp/California	1,118	48,510
Bank of the Ozarks, Inc.	12,386	700,924
Banner Corp.	8,051	360,846
Bar Harbor Bankshares	730	29,193
BBCN Bancorp, Inc.	34,754	576,569
BNC Bancorp	3,520	60,333
Boston Private Financial Holdings, Inc.	36,231	457,235
Bridge Bancorp, Inc.	2,149	55,874
Bridge Capital Holdings*	1,907	39,170
Bryn Mawr Bank Corp.	6,259	188,897
C&F Financial Corp.	661	30,188
Camden National Corp.	2,188	92,377
Capital Bank Financial Corp., Class A*	8,915	202,816
Capital City Bank Group, Inc.*	10,303	121,266
Cardinal Financial Corp.	12,913	232,434
Cascade Bancorp*	11,473	60,004
Cathay General Bancorp	31,482	841,514
Center Bancorp, Inc.	2,428	45,549
Centerstate Banks, Inc.	6,008	60,981
Central Pacific Financial Corp.	4,593	92,227
Century Bancorp, Inc./Massachusetts, Class A	707	23,508
Chemical Financial Corp.	11,930	377,823
Chemung Financial Corp.	671	22,928
Citizens & Northern Corp.	2,539	52,380
City Holding Co.	6,502	301,238
CNB Financial Corp./Pennsylvania	2,732	51,908
CoBiz Financial, Inc.	6,986	83,553
Columbia Banking System, Inc.	23,261	639,910
Community Bank System, Inc.	16,692	662,339
Community Trust Bancorp, Inc.	7,079	319,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
CommunityOne Bancorp*	5,044	$64,311
ConnectOne Bancorp, Inc.*	345	13,672
CU Bancorp*	1,822	31,849
Customers Bancorp, Inc.*	4,033	82,515
CVB Financial Corp.	40,314	688,160
Eagle Bancorp, Inc.*	9,598	293,987
Enterprise Bancorp, Inc./Massachusetts	1,272	26,928
Enterprise Financial Services Corp.	3,748	76,534
F.N.B. Corp./Pennsylvania	64,342	811,996
Farmers Capital Bank Corp.*	1,398	30,406
Fidelity Southern Corp.	2,760	45,844
Financial Institutions, Inc.	3,151	77,861
First Bancorp, Inc./Maine	3,957	68,931
First Bancorp/North Carolina	3,735	62,076
First BanCorp/Puerto Rico*	14,262	88,282
First Busey Corp.	14,455	83,839
First Commonwealth Financial Corp.	48,107	424,304
First Community Bancshares, Inc./Virginia	3,528	58,918
First Connecticut Bancorp, Inc./Connecticut	4,192	67,575
First Financial Bancorp	26,316	458,688
First Financial Bankshares, Inc.	12,571	833,709
First Financial Corp./Indiana	3,049	111,471
First Financial Holdings, Inc.	9,622	639,959
First Interstate Bancsystem, Inc.	7,202	204,321
First Merchants Corp.	14,016	319,004
First Midwest Bancorp, Inc./Illinois	33,798	592,479
First NBC Bank Holding Co.*	751	24,257
First of Long Island Corp.	1,588	68,078
First Security Group, Inc./Tennessee*	12,868	29,596
FirstMerit Corp.	66,233	1,472,360
Flushing Financial Corp.	13,499	279,429
German American Bancorp, Inc.	2,504	71,364
Glacier Bancorp, Inc.	28,824	858,667
Great Southern Bancorp, Inc.	5,158	156,855
Guaranty Bancorp	2,968	41,700
Hampton Roads Bankshares, Inc.*	5,516	9,653
Hancock Holding Co.	35,673	1,308,486
Hanmi Financial Corp.	15,371	336,471
Heartland Financial USA, Inc.	5,823	167,644
Heritage Commerce Corp.	4,324	35,630
Heritage Financial Corp./Washington	3,108	53,178
Heritage Oaks Bancorp*	3,873	29,047
Home BancShares, Inc./Arkansas	18,066	674,765
Home Federal Bancorp, Inc./Idaho	5,440	81,056
HomeTrust Bancshares, Inc.*	4,178	66,806
Horizon Bancorp/Indiana	1,623	41,111
Hudson Valley Holding Corp.	4,606	93,732
IBERIABANK Corp.	12,381	778,146
Independent Bank Corp./Massachusetts	9,663	378,693
Independent Bank Group, Inc.	698	$34,663
International Bancshares Corp.	24,141	637,081
Intervest Bancshares Corp., Class A*	3,311	24,866
Investors Bancorp, Inc.	20,204	516,818
Lakeland Bancorp, Inc.	9,713	120,150
Lakeland Financial Corp.	6,645	259,155
LCNB Corp.	1,404	25,089
Macatawa Bank Corp.*	4,411	22,055
MainSource Financial Group, Inc.	8,663	156,194
MB Financial, Inc.	22,918	735,439
Mercantile Bank Corp.	1,670	36,039
Merchants Bancshares, Inc.	1,122	37,587
Metro Bancorp, Inc.*	2,855	61,497
MetroCorp Bancshares, Inc.	3,172	47,802
Middleburg Financial Corp.	902	16,272
MidSouth Bancorp, Inc.	6,676	119,233
MidWestOne Financial Group, Inc.	1,288	35,034
National Bank Holdings Corp., Class A	21,552	461,213
National Bankshares, Inc./Virginia	1,714	63,229
National Penn Bancshares, Inc.	46,871	531,048
NBT Bancorp, Inc.	19,493	504,869
NewBridge Bancorp*	4,783	35,872
Northrim BanCorp, Inc.	1,270	33,325
OFG Bancorp	22,419	388,745
Old National Bancorp/Indiana	40,495	622,408
OmniAmerican Bancorp, Inc.*	2,333	49,880
Pacific Continental Corp.	3,628	57,830
Pacific Premier Bancorp, Inc.*	3,095	48,715
PacWest Bancorp	17,217	726,902
Palmetto Bancshares, Inc.*	660	8,554
Park National Corp.	5,364	456,315
Park Sterling Corp.	9,068	64,745
Peapack-Gladstone Financial Corp.	1,858	35,488
Penns Woods Bancorp, Inc.	1,006	51,306
Peoples Bancorp, Inc./Ohio	2,760	62,128
Pinnacle Financial Partners, Inc.	14,065	457,534
Preferred Bank/California*	2,319	46,496
PrivateBancorp, Inc.	27,153	785,536
Prosperity Bancshares, Inc.	24,094	1,527,319
Renasant Corp.	12,812	403,065
Republic Bancorp, Inc./Kentucky, Class A	5,680	139,387
S&T Bancorp, Inc.	12,692	321,235
Sandy Spring Bancorp, Inc.	10,089	284,409
Seacoast Banking Corp. of Florida*	3,522	42,968
Sierra Bancorp	8,629	138,841
Simmons First National Corp., Class A	7,697	285,944
Southside Bancshares, Inc.	6,781	185,393
Southwest Bancorp, Inc./Oklahoma*	7,668	122,075
State Bank Financial Corp.	15,355	279,307
StellarOne Corp.	10,497	252,663
Sterling Financial Corp./Washington	14,390	490,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Suffolk Bancorp*	3,619	$75,275
Sun Bancorp, Inc./New Jersey*	7,956	28,005
Susquehanna Bancshares, Inc.	81,083	1,041,106
SY Bancorp, Inc.	4,374	139,618
Taylor Capital Group, Inc.*	8,103	215,378
Texas Capital Bancshares, Inc.*	17,732	1,102,930
Tompkins Financial Corp.	6,243	320,828
TowneBank/Virginia	7,970	122,658
Trico Bancshares	3,198	90,727
Tristate Capital Holdings, Inc.*	1,237	14,671
Trustmark Corp.	28,314	759,948
UMB Financial Corp.	15,089	969,921
Umpqua Holdings Corp.	47,238	904,135
Union First Market Bankshares Corp.	8,846	219,469
United Bankshares, Inc./West Virginia	22,416	704,983
United Community Banks, Inc./Georgia*	18,732	332,493
Univest Corp. of Pennsylvania	5,388	111,424
VantageSouth Bancshares, Inc.*	2,036	10,730
ViewPoint Financial Group, Inc.	15,452	424,157
Virginia Commerce Bancorp, Inc.*	5,346	90,829
Washington Banking Co.	3,142	55,708
Washington Trust Bancorp, Inc.	5,787	215,392
Webster Financial Corp.	37,430	1,167,067
WesBanco, Inc.	10,039	321,248
West Bancorp, Inc.	2,859	45,229
Westamerica Bancorp	11,304	638,224
Western Alliance Bancorp*	32,736	781,081
Wilshire Bancorp, Inc.	29,076	317,801
Wintrust Financial Corp.	16,444	758,397
Yadkin Financial Corp.*	2,720	46,349

		47,421,358

Consumer Finance (0.4%)
Cash America International, Inc.	11,428	437,692
Consumer Portfolio Services, Inc.*	3,529	33,137
Credit Acceptance Corp.*	3,311	430,397
DFC Global Corp.*	8,106	92,814
Encore Capital Group, Inc.*	10,546	530,042
EZCORP, Inc., Class A*	23,545	275,241
First Cash Financial Services, Inc.*	12,859	795,200
First Marblehead Corp.*	1,664	12,297
Green Dot Corp., Class A*	11,144	280,272
Imperial Holdings, Inc.*	3,130	20,470
JGWPT Holdings, Inc., Class A*	1,912	33,250
Nelnet, Inc., Class A	11,048	465,563
Nicholas Financial, Inc.	2,078	32,708
Portfolio Recovery Associates, Inc.*	20,274	1,071,278
Regional Management Corp.*	1,051	35,660
Springleaf Holdings, Inc.*	9,620	243,194
World Acceptance Corp.*	4,464	390,734

		5,179,949

Diversified Financial Services (0.2%)
California First National Bancorp	1,644	$24,825
Gain Capital Holdings, Inc.	2,308	17,333
MarketAxess Holdings, Inc.	14,977	1,001,512
Marlin Business Services Corp.	1,637	41,252
NewStar Financial, Inc.*	11,368	202,009
PHH Corp.*	24,855	605,219
PICO Holdings, Inc.*	10,695	247,162
Resource America, Inc., Class A	2,190	20,498

		2,159,810

Insurance (1.4%)
Ambac Financial Group, Inc.*	19,598	481,327
American Equity Investment Life Holding Co.	28,413	749,535
AMERISAFE, Inc.	8,656	365,629
Amtrust Financial Services, Inc.	14,473	473,122
Argo Group International Holdings Ltd.	11,718	544,770
Baldwin & Lyons, Inc., Class B	3,449	94,227
Blue Capital Reinsurance Holdings Ltd.*	1,205	22,136
Citizens, Inc./Texas*	14,031	122,771
CNO Financial Group, Inc.	88,798	1,570,837
Crawford & Co., Class B	5,148	47,568
Donegal Group, Inc., Class A	6,819	108,422
Eastern Insurance Holdings, Inc.	1,203	29,461
eHealth, Inc.*	8,321	386,843
EMC Insurance Group, Inc.	4,155	127,226
Employers Holdings, Inc.	13,536	428,414
Enstar Group Ltd.*	4,151	576,615
FBL Financial Group, Inc., Class A	3,290	147,359
First American Financial Corp.	45,559	1,284,764
Fortegra Financial Corp.*	1,487	12,298
Global Indemnity plc*	4,064	102,819
Greenlight Capital Reinsurance Ltd., Class A*	13,074	440,725
Hallmark Financial Services, Inc.*	7,729	68,672
HCI Group, Inc.	3,921	209,774
Health Insurance Innovations, Inc., Class A*	970	9,807
Hilltop Holdings, Inc.*	27,078	626,314
Horace Mann Educators Corp.	18,564	585,509
Independence Holding Co.	1,659	22,380
Infinity Property & Casualty Corp.	5,844	419,307
Investors Title Co.	240	19,435
Kansas City Life Insurance Co.	3,081	147,087
Maiden Holdings Ltd.	20,032	218,950
Meadowbrook Insurance Group, Inc.	9,821	68,354
Montpelier Reinsurance Holdings Ltd.	17,529	510,094
National Interstate Corp.	1,304	29,992
National Western Life Insurance Co., Class A	436	97,468
Navigators Group, Inc.*	5,424	342,580
OneBeacon Insurance Group Ltd., Class A	5,999	94,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Phoenix Cos., Inc.*	2,115	$129,861
Platinum Underwriters Holdings Ltd.	12,609	772,680
Primerica, Inc.	24,852	1,066,399
RLI Corp.	9,156	891,611
Safety Insurance Group, Inc.	5,436	306,047
Selective Insurance Group, Inc.	25,088	678,881
State Auto Financial Corp.	8,317	176,653
Stewart Information Services Corp.	10,520	339,480
Symetra Financial Corp.	35,372	670,653
Third Point Reinsurance Ltd.*	4,894	90,686
Tower Group International Ltd.	11,247	38,015
United Fire Group, Inc.	10,195	292,189
Universal Insurance Holdings, Inc.	5,176	74,948

		17,115,598

Real Estate Investment Trusts (REITs) (3.8%)
Acadia Realty Trust (REIT)	24,150	599,644
AG Mortgage Investment Trust, Inc. (REIT)	5,765	90,165
Agree Realty Corp. (REIT)	2,912	84,506
Alexander’s, Inc. (REIT)	962	317,460
American Assets Trust, Inc. (REIT)	15,616	490,811
American Capital Mortgage Investment Corp. (REIT)	25,454	444,427
American Realty Capital Properties, Inc. (REIT)	67,400	866,764
American Residential Properties, Inc. (REIT)*	2,577	44,221
AmREIT, Inc. (REIT)	3,861	64,865
Anworth Mortgage Asset Corp. (REIT)	60,694	255,522
Apollo Commercial Real Estate Finance, Inc. (REIT)	15,391	250,104
Apollo Residential Mortgage, Inc. (REIT)	6,303	93,158
Ares Commercial Real Estate Corp. (REIT)	4,152	54,391
Armada Hoffler Properties, Inc. (REIT)	3,616	33,556
ARMOUR Residential REIT, Inc. (REIT)	168,605	676,106
Ashford Hospitality Prime, Inc. (REIT)	2,396	43,607
Ashford Hospitality Trust, Inc. (REIT)	24,628	203,920
Associated Estates Realty Corp. (REIT)	22,436	360,098
Aviv REIT, Inc. (REIT)	2,179	51,642
Campus Crest Communities, Inc. (REIT)	28,661	269,700
Capstead Mortgage Corp. (REIT)	41,521	501,574
Cedar Realty Trust, Inc. (REIT)	15,730	98,470
Chambers Street Properties (REIT)	106,168	812,185
Chatham Lodging Trust (REIT)	10,888	222,660
Chesapeake Lodging Trust (REIT)	19,645	496,822
Colony Financial, Inc. (REIT)	31,134	631,709
CoreSite Realty Corp. (REIT)	10,489	337,641
Cousins Properties, Inc. (REIT)	73,096	752,889
CubeSmart (REIT)	57,100	910,174
CyrusOne, Inc. (REIT)	3,803	84,921
CYS Investments, Inc. (REIT)	76,401	566,131
DCT Industrial Trust, Inc. (REIT)	123,955	883,799
DiamondRock Hospitality Co. (REIT)	77,436	894,386
DuPont Fabros Technology, Inc. (REIT)	25,028	618,442
Dynex Capital, Inc. (REIT)	11,456	91,648
EastGroup Properties, Inc. (REIT)	12,928	748,919
Education Realty Trust, Inc. (REIT)	51,097	450,676
Ellington Residential Mortgage REIT (REIT)	1,276	19,625
Empire State Realty Trust, Inc. (REIT), Class A	32,866	502,850
EPR Properties (REIT)	21,219	1,043,126
Equity One, Inc. (REIT)	27,305	612,724
Excel Trust, Inc. (REIT)	21,126	240,625
FelCor Lodging Trust, Inc. (REIT)*	53,176	433,916
First Industrial Realty Trust, Inc. (REIT)	45,928	801,444
First Potomac Realty Trust (REIT)	24,768	288,052
Franklin Street Properties Corp. (REIT)	35,677	426,340
GEO Group, Inc. (REIT)	30,194	972,851
Getty Realty Corp. (REIT)	10,447	191,911
Gladstone Commercial Corp. (REIT)	3,050	54,808
Glimcher Realty Trust (REIT)	61,508	575,715
Government Properties Income Trust (REIT)	23,649	587,678
Gramercy Property Trust, Inc. (REIT)*	11,716	67,367
Healthcare Realty Trust, Inc. (REIT)	39,812	848,394
Hersha Hospitality Trust (REIT)	87,936	489,803
Highwoods Properties, Inc. (REIT)#	37,934	1,372,073
Hudson Pacific Properties, Inc. (REIT)	18,241	398,931
Inland Real Estate Corp. (REIT)	36,162	380,424
Invesco Mortgage Capital, Inc. (REIT)	60,079	881,960
Investors Real Estate Trust (REIT)	41,034	352,072
iStar Financial, Inc. (REIT)*	34,067	486,136
Kite Realty Group Trust (REIT)	45,157	296,681
LaSalle Hotel Properties (REIT)	44,365	1,369,104
Lexington Realty Trust (REIT)	71,050	725,420
LTC Properties, Inc. (REIT)	15,377	544,192

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Medical Properties Trust, Inc. (REIT)	66,252	$809,599
Mid-America Apartment Communities, Inc. (REIT)	1	61
Monmouth Real Estate Investment Corp. (REIT), Class A	10,729	97,527
National Health Investors, Inc. (REIT)	12,225	685,822
New Residential Investment Corp. (REIT)	110,459	737,866
New York Mortgage Trust, Inc. (REIT)	12,992	90,814
NorthStar Realty Finance Corp. (REIT)	119,411	1,606,078
One Liberty Properties, Inc. (REIT)	6,359	128,007
Parkway Properties, Inc./Maryland (REIT)	21,257	410,044
Pebblebrook Hotel Trust (REIT)	27,498	845,838
Pennsylvania Real Estate Investment Trust (REIT)	27,203	516,313
PennyMac Mortgage Investment Trust (REIT)	27,105	622,331
Physicians Realty Trust (REIT)	3,948	50,298
Potlatch Corp. (REIT)	16,194	675,938
PS Business Parks, Inc. (REIT)	8,232	629,089
QTS Realty Trust, Inc. (REIT), Class A	2,722	67,451
RAIT Financial Trust (REIT)	28,009	251,241
Ramco-Gershenson Properties Trust (REIT)	27,713	436,203
Redwood Trust, Inc. (REIT)	35,694	691,393
Resource Capital Corp. (REIT)	56,045	332,347
Retail Opportunity Investments Corp. (REIT)	29,245	430,486
Rexford Industrial Realty, Inc. (REIT)	3,309	43,679
RLJ Lodging Trust (REIT)	49,445	1,202,502
Rouse Properties, Inc. (REIT)	6,289	139,553
Ryman Hospitality Properties, Inc. (REIT)	18,977	792,859
Sabra Health Care REIT, Inc. (REIT)	16,387	428,356
Saul Centers, Inc. (REIT)	1,615	77,084
Select Income REIT (REIT)	9,257	247,532
Silver Bay Realty Trust Corp. (REIT)	3,103	49,617
Sovran Self Storage, Inc. (REIT)	13,638	888,788
STAG Industrial, Inc. (REIT)	16,259	331,521
Strategic Hotels & Resorts, Inc. (REIT)*	72,528	685,390
Summit Hotel Properties, Inc. (REIT)	28,741	258,669
Sun Communities, Inc. (REIT)	15,942	679,767
Sunstone Hotel Investors, Inc. (REIT)	76,210	1,021,214
Terreno Realty Corp. (REIT)	4,804	85,031
UMH Properties, Inc. (REIT)	6,326	59,591
Universal Health Realty Income Trust (REIT)	4,323	173,179
Urstadt Biddle Properties, Inc. (REIT), Class A	9,734	179,592
Washington Real Estate Investment Trust (REIT)	26,256	613,340
Western Asset Mortgage Capital Corp. (REIT)	4,708	70,055
Whitestone REIT (REIT)	4,799	64,163
Winthrop Realty Trust (REIT)	6,160	68,068
ZAIS Financial Corp. (REIT)	1,299	20,823

		47,657,054

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	18,800	784,524
Altisource Residential Corp.	17,793	535,747
AV Homes, Inc.*	5,885	106,931
Consolidated-Tomoka Land Co.	2,353	85,390
Forestar Group, Inc.*	16,895	359,357
Kennedy-Wilson Holdings, Inc.	22,061	490,857
RE/MAX Holdings, Inc., Class A*	2,273	72,895
Tejon Ranch Co.*	5,419	199,202

		2,634,903

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	38,856	537,379
Banc of California, Inc.	3,198	42,885
Bank Mutual Corp.	14,930	104,659
BankFinancial Corp.	4,323	39,599
BBX Capital Corp., Class A*	1,373	21,419
Beneficial Mutual Bancorp, Inc.*	8,160	89,107
Berkshire Hills Bancorp, Inc.	10,916	297,679
BofI Holding, Inc.*	5,192	407,209
Brookline Bancorp, Inc.	36,894	353,076
Capitol Federal Financial, Inc.	64,581	782,076
Charter Financial Corp./Maryland	4,170	44,911
Clifton Savings Bancorp, Inc.	7,579	97,011
Dime Community Bancshares, Inc.	14,546	246,118
Doral Financial Corp.*	1,240	19,418
ESB Financial Corp.	2,984	42,373
ESSA Bancorp, Inc.	5,780	66,817
Essent Group Ltd.*	9,022	217,069
EverBank Financial Corp.	34,955	641,075
Farmer Mac, Class C	2,465	84,426
First Defiance Financial Corp.	1,987	51,602
First Federal Bancshares of Arkansas, Inc.*	637	5,542
First Financial Northwest, Inc.	3,014	31,255
Flagstar Bancorp, Inc.*	3,807	74,693
Fox Chase Bancorp, Inc.	8,189	142,325
Franklin Financial Corp./Virginia*	3,925	77,637
Hingham Institution for Savings	271	21,271
Home Bancorp, Inc.*	1,325	24,976
Home Loan Servicing Solutions Ltd.	30,547	701,665
HomeStreet, Inc.	2,456	49,120
Kearny Financial Corp.*	9,551	111,078
Meridian Interstate Bancorp, Inc.*	3,040	68,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Meta Financial Group, Inc.	1,126	$45,412
MGIC Investment Corp.*	129,550	1,093,402
NASB Financial, Inc.	817	24,673
Northfield Bancorp, Inc./New Jersey	25,223	332,944
Northwest Bancshares, Inc.	43,568	643,935
OceanFirst Financial Corp.	4,482	76,777
Oritani Financial Corp.	23,319	374,270
PennyMac Financial Services, Inc., Class A*	2,508	44,015
Provident Financial Holdings, Inc.	1,924	28,860
Provident Financial Services, Inc.	27,747	536,072
Radian Group, Inc.	69,036	974,788
Rockville Financial, Inc.	9,710	137,979
Sterling Bancorp/Delaware	34,399	459,915
Stonegate Mortgage Corp.*	1,585	26,200
Territorial Bancorp, Inc.	2,403	55,750
Tree.com, Inc.*	1,236	40,590
TrustCo Bank Corp.	45,212	324,622
United Community Financial Corp./Ohio*	9,214	32,894
United Financial Bancorp, Inc.	4,136	78,129
Walker & Dunlop, Inc.*	3,180	51,421
Waterstone Financial, Inc.*	1,367	15,174
Westfield Financial, Inc.	9,966	74,346
WSFS Financial Corp.	3,465	268,641

		11,234,922

Total Financials		151,757,731

Health Care (6.9%)
Biotechnology (2.0%)
ACADIA Pharmaceuticals, Inc.*	30,538	763,145
Acceleron Pharma, Inc.*	1,246	49,342
Achillion Pharmaceuticals, Inc.*	42,362	140,642
Acorda Therapeutics, Inc.*	18,295	534,214
Aegerion Pharmaceuticals, Inc.*	11,493	815,543
Agios Pharmaceuticals, Inc.*	1,330	31,853
Alnylam Pharmaceuticals, Inc.*	23,181	1,491,234
AMAG Pharmaceuticals, Inc.*	8,790	213,333
Amicus Therapeutics, Inc.*	6,205	14,582
Anacor Pharmaceuticals, Inc.*	4,996	83,833
Arena Pharmaceuticals, Inc.*	97,513	570,451
ArQule, Inc.*	12,720	27,348
Array BioPharma, Inc.*	46,504	232,985
AVEO Pharmaceuticals, Inc.*	10,392	19,121
BIND Therapeutics, Inc.*	1,018	15,362
Biotime, Inc.*	14,701	52,924
Bluebird Bio, Inc.*	1,323	27,757
Cell Therapeutics, Inc.*	25,416	48,799
Celldex Therapeutics, Inc.*	37,642	911,313
Cellular Dynamics International, Inc.*	737	12,168
Cepheid, Inc.*	26,787	1,251,489
Chelsea Therapeutics International Ltd.*	15,377	68,120
ChemoCentryx, Inc.*	4,657	26,964
Chimerix, Inc.*	1,702	25,717
Clovis Oncology, Inc.*	7,130	429,725
Conatus Pharmaceuticals, Inc.*	1,052	6,785
Coronado Biosciences, Inc.*	5,241	13,784
Curis, Inc.*	20,036	56,502
Cytokinetics, Inc.*	5,258	34,177
Cytori Therapeutics, Inc.*	12,561	32,282
Dendreon Corp.*	63,047	188,511
Durata Therapeutics, Inc.*	2,611	33,395
Dyax Corp.*	51,629	388,766
Dynavax Technologies Corp.*	104,684	205,181
Emergent Biosolutions, Inc.*	10,973	252,269
Enanta Pharmaceuticals, Inc.*	722	19,696
Enzon Pharmaceuticals, Inc.	7,985	9,263
Epizyme, Inc.*	1,179	24,523
Esperion Therapeutics, Inc.*	870	11,954
Exact Sciences Corp.*	31,286	365,733
Exelixis, Inc.*	82,249	504,186
Fibrocell Science, Inc.*	4,062	16,492
Five Prime Therapeutics, Inc.*	1,080	18,133
Foundation Medicine, Inc.*	1,339	31,895
Galena Biopharma, Inc.*	20,184	100,113
Genomic Health, Inc.*	7,855	229,916
Geron Corp.*	50,735	240,484
GTx, Inc.*	5,396	8,903
Halozyme Therapeutics, Inc.*	35,920	538,441
Harvard Apparatus Regenerative Technology, Inc.*	1,288	6,118
Hyperion Therapeutics, Inc.*	1,661	33,585
Idenix Pharmaceuticals, Inc.*	35,527	212,451
ImmunoGen, Inc.*	38,364	562,800
Immunomedics, Inc.*	35,757	164,482
Infinity Pharmaceuticals, Inc.*	20,865	288,146
Insmed, Inc.*	13,418	228,240
Insys Therapeutics, Inc.*	1,023	39,600
Intercept Pharmaceuticals, Inc.*	1,397	95,387
InterMune, Inc.*	36,587	538,927
Intrexon Corp.*	2,236	53,217
Ironwood Pharmaceuticals, Inc.*	37,269	432,693
Isis Pharmaceuticals, Inc.*	44,921	1,789,653
KaloBios Pharmaceuticals, Inc.*	2,148	9,494
Karyopharm Therapeutics, Inc.*	1,521	34,861
Keryx Biopharmaceuticals, Inc.*	36,346	470,681
KYTHERA Biopharmaceuticals, Inc.*	2,335	86,979
Lexicon Pharmaceuticals, Inc.*	95,259	171,466
Ligand Pharmaceuticals, Inc., Class B*	7,511	395,079
MacroGenics, Inc.*	1,113	30,530
MannKind Corp.*	64,849	337,863
MEI Pharma, Inc.*	2,332	18,679
Merrimack Pharmaceuticals, Inc.*	19,318	103,158
MiMedx Group, Inc.*	37,952	331,700
Momenta Pharmaceuticals, Inc.*	19,982	353,282
Nanosphere, Inc.*	10,564	24,192
Neurocrine Biosciences, Inc.*	26,608	248,519
NewLink Genetics Corp.*	4,547	100,079
Novavax, Inc.*	77,892	398,807
NPS Pharmaceuticals, Inc.*	40,061	1,216,252
OncoGenex Pharmaceutical, Inc.*	2,980	24,853

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
OncoMed Pharmaceuticals, Inc.*	888	$26,214
Onconova Therapeutics, Inc.*	1,146	13,156
Ophthotech Corp.*	1,738	56,224
Opko Health, Inc.*	79,800	673,512
Orexigen Therapeutics, Inc.*	38,253	215,364
Osiris Therapeutics, Inc.*	3,251	52,276
OvaScience, Inc.*	1,612	14,734
PDL BioPharma, Inc.	60,712	512,409
Peregrine Pharmaceuticals, Inc.*	31,259	43,450
Portola Pharmaceuticals, Inc.*	2,135	54,976
Progenics Pharmaceuticals, Inc.*	11,741	62,580
Prothena Corp. plc*	2,786	73,885
PTC Therapeutics, Inc.*	1,877	31,853
Puma Biotechnology, Inc.*	9,674	1,001,549
Raptor Pharmaceutical Corp.*	24,644	320,865
Receptos, Inc.*	1,097	31,802
Regulus Therapeutics, Inc.*	2,117	15,645
Repligen Corp.*	6,250	85,250
Rigel Pharmaceuticals, Inc.*	17,604	50,171
Sangamo BioSciences, Inc.*	23,965	332,874
Sarepta Therapeutics, Inc.*	15,004	305,631
SIGA Technologies, Inc.*	7,737	25,300
Spectrum Pharmaceuticals, Inc.*	29,324	259,517
Stemline Therapeutics, Inc.*	1,929	37,808
Sunesis Pharmaceuticals, Inc.*	6,313	29,924
Synageva BioPharma Corp.*	7,900	511,288
Synergy Pharmaceuticals, Inc.*	33,018	185,891
Synta Pharmaceuticals Corp.*	9,770	51,195
Targacept, Inc.*	5,573	23,128
Tesaro, Inc.*	5,843	165,006
Tetraphase Pharmaceuticals, Inc.*	2,739	37,031
TG Therapeutics, Inc.*	2,917	11,376
Threshold Pharmaceuticals, Inc.*	14,129	65,982
Vanda Pharmaceuticals, Inc.*	6,631	82,291
Verastem, Inc.*	3,368	38,395
Vical, Inc.*	15,713	18,541
XOMA Corp.*	30,762	207,028
ZIOPHARM Oncology, Inc.*	15,753	68,368

		25,783,610

Health Care Equipment & Supplies (1.9%)
Abaxis, Inc.*	9,810	392,596
ABIOMED, Inc.*	15,656	418,641
Accuray, Inc.*	32,341	281,690
Align Technology, Inc.*	30,336	1,733,702
Alphatec Holdings, Inc.*	33,154	66,640
Analogic Corp.	5,876	520,379
AngioDynamics, Inc.*	10,304	177,126
Anika Therapeutics, Inc.*	2,408	91,889
Antares Pharma, Inc.*	50,853	227,821
ArthroCare Corp.*	12,276	493,986
AtriCure, Inc.*	4,109	76,756
Atrion Corp.	609	180,416
Biolase, Inc.*	7,117	20,142
Cantel Medical Corp.	12,775	433,200
Cardiovascular Systems, Inc.*	9,822	336,796
Cerus Corp.*	29,393	189,585
CONMED Corp.	11,060	470,050
CryoLife, Inc.	5,366	59,509
Cutera, Inc.*	2,711	27,598
Cyberonics, Inc.*	12,570	823,461
Cynosure, Inc., Class A*	7,732	206,290
Derma Sciences, Inc.*	2,673	28,922
DexCom, Inc.*	30,250	1,071,152
Endologix, Inc.*	26,289	458,480
Exactech, Inc.*	3,311	78,669
GenMark Diagnostics, Inc.*	15,982	212,720
Globus Medical, Inc., Class A*	23,842	481,132
Greatbatch, Inc.*	9,789	433,065
Haemonetics Corp.*	22,081	930,272
HeartWare International, Inc.*	7,242	680,458
ICU Medical, Inc.*	5,706	363,529
Insulet Corp.*	23,826	883,945
Integra LifeSciences Holdings Corp.*	9,694	462,501
Invacare Corp.	13,522	313,846
LDR Holding Corp.*	1,093	25,795
Masimo Corp.*	20,132	588,458
Medical Action Industries, Inc.*	2,860	24,482
Meridian Bioscience, Inc.	18,582	492,980
Merit Medical Systems, Inc.*	17,494	275,356
Natus Medical, Inc.*	13,014	292,815
Navidea Biopharmaceuticals, Inc.*	24,045	49,773
Neogen Corp.*	15,381	702,912
NuVasive, Inc.*	19,128	618,408
NxStage Medical, Inc.*	24,539	245,390
OraSure Technologies, Inc.*	24,958	156,986
Orthofix International N.V.*	8,418	192,099
Oxford Immunotec Global plc*	1,217	23,585
PhotoMedex, Inc.*	3,726	48,252
Quidel Corp.*	12,258	378,650
Rockwell Medical, Inc.*	16,647	173,795
RTI Surgical, Inc.*	11,383	40,296
Solta Medical, Inc.*	13,913	41,043
Spectranetics Corp.*	15,783	394,575
STAAR Surgical Co.*	15,211	246,266
STERIS Corp.	23,539	1,131,049
SurModics, Inc.*	7,134	173,998
Symmetry Medical, Inc.*	15,683	158,085
Tandem Diabetes Care, Inc.*	1,791	46,154
TearLab Corp.*	14,884	139,017
Thoratec Corp.*	25,017	915,622
Tornier N.V.*	11,240	211,200
Unilife Corp.*	19,169	84,344
Utah Medical Products, Inc.	641	36,640
Vascular Solutions, Inc.*	4,660	107,879
Veracyte, Inc.*	947	13,731
Volcano Corp.*	24,143	527,525
West Pharmaceutical Services, Inc.	27,627	1,355,381
Wright Medical Group, Inc.*	18,691	574,001
Zeltiq Aesthetics, Inc.*	3,488	65,958

		24,179,464

Health Care Providers & Services (1.5%)
Acadia Healthcare Co., Inc.*	15,402	728,977
Accretive Health, Inc.*	23,003	210,707
Addus HomeCare Corp.*	1,048	23,528
Air Methods Corp.*	15,509	904,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Alliance HealthCare Services, Inc.*	986	$24,394
Almost Family, Inc.*	1,631	52,730
Amedisys, Inc.*	11,964	175,033
AMN Healthcare Services, Inc.*	24,177	355,402
Amsurg Corp.*	12,744	585,204
Bio-Reference Labs, Inc.*	9,983	254,966
BioScrip, Inc.*	23,746	175,720
Capital Senior Living Corp.*	13,912	333,749
Centene Corp.*	22,576	1,330,855
Chemed Corp.	7,990	612,194
Chindex International, Inc.*	7,968	138,882
Corvel Corp.*	6,041	282,115
Cross Country Healthcare, Inc.*	5,295	52,844
Emeritus Corp.*	16,741	362,108
Ensign Group, Inc.	8,461	374,568
ExamWorks Group, Inc.*	13,268	396,315
Five Star Quality Care, Inc.*	8,663	47,560
Gentiva Health Services, Inc.*	12,773	158,513
Hanger, Inc.*	16,432	646,435
HealthSouth Corp.	34,890	1,162,535
Healthways, Inc.*	13,665	209,758
IPC The Hospitalist Co., Inc.*	7,616	452,314
Kindred Healthcare, Inc.	24,397	481,597
Landauer, Inc.	4,422	232,641
LHC Group, Inc.*	6,500	156,260
Magellan Health Services, Inc.*	12,386	742,045
Molina Healthcare, Inc.*	11,935	414,741
MWI Veterinary Supply, Inc.*	5,602	955,645
National Healthcare Corp.	4,570	246,369
National Research Corp., Class A*	6,783	127,656
Owens & Minor, Inc.	27,804	1,016,514
PharMerica Corp.*	11,551	248,347
Providence Service Corp.*	5,901	151,774
Select Medical Holdings Corp.	21,887	254,108
Skilled Healthcare Group, Inc., Class A*	9,522	45,801
Surgical Care Affiliates, Inc.*	2,189	76,265
Team Health Holdings, Inc.*	27,467	1,251,122
Triple-S Management Corp., Class B*	10,145	197,219
U.S. Physical Therapy, Inc.	5,898	207,963
Universal American Corp.	10,296	75,161
USMD Holdings, Inc.*	152	3,057
WellCare Health Plans, Inc.*	18,822	1,325,445

		18,261,776

Health Care Technology (0.5%)
athenahealth, Inc.*	14,646	1,969,887
Computer Programs & Systems, Inc.	4,955	306,269
HealthStream, Inc.*	8,267	270,910
HMS Holdings Corp.*	35,041	796,482
MedAssets, Inc.*	26,683	529,124
Medidata Solutions, Inc.*	22,004	1,332,782
Merge Healthcare, Inc.*	24,536	56,923
Omnicell, Inc.*	13,609	347,438
Quality Systems, Inc.	17,321	364,780
Vocera Communications, Inc.*	5,763	89,960

		6,064,555

Life Sciences Tools & Services (0.2%)
Accelerate Diagnostics, Inc.*	2,210	26,962
Affymetrix, Inc.*	30,213	258,925
Albany Molecular Research, Inc.*	5,350	53,928
Cambrex Corp.*	12,692	226,298
Fluidigm Corp.*	12,133	464,937
Furiex Pharmaceuticals, Inc.*	1,346	56,545
Harvard Bioscience, Inc.*	5,155	24,228
Luminex Corp.*	17,722	343,807
NeoGenomics, Inc.*	6,496	23,516
Pacific Biosciences of California, Inc.*	9,408	49,204
PAREXEL International Corp.*	24,075	1,087,709
Sequenom, Inc.*	33,296	77,913

		2,693,972

Pharmaceuticals (0.8%)
AcelRx Pharmaceuticals, Inc.*	5,347	60,475
Aerie Pharmaceuticals, Inc.*	1,495	26,850
Akorn, Inc.*	23,298	573,830
Alimera Sciences, Inc.*	3,168	14,921
Ampio Pharmaceuticals, Inc.*	6,115	43,600
Aratana Therapeutics, Inc.*	1,261	24,085
Auxilium Pharmaceuticals, Inc.*	21,419	444,230
AVANIR Pharmaceuticals, Inc., Class A*	58,603	196,906
BioDelivery Sciences International, Inc.*	6,001	35,346
Cadence Pharmaceuticals, Inc.*	29,871	270,333
Cempra, Inc.*	3,839	47,565
Corcept Therapeutics, Inc.*	9,969	32,100
Cornerstone Therapeutics, Inc.*	3,656	34,695
Depomed, Inc.*	20,803	220,096
Endocyte, Inc.*	14,089	150,611
Forest Laboratories, Inc. (Contingent Value Shares)*†(b)	3,800	—
Hi-Tech Pharmacal Co., Inc.*	4,505	195,472
Horizon Pharma, Inc.*	10,102	76,977
Impax Laboratories, Inc.*	27,399	688,811
Lannett Co., Inc.*	8,662	286,712
Medicines Co.*	27,021	1,043,551
Nektar Therapeutics*	54,426	617,735
Omeros Corp.*	5,840	65,934
Omthera Pharmaceuticals, Inc.*†(b)	5,500	3,300
Pacira Pharmaceuticals, Inc.*	11,046	635,035
Pernix Therapeutics Holdings*	2,966	7,474
Pozen, Inc.*	5,370	43,175
Questcor Pharmaceuticals, Inc.	21,905	1,192,727
Relypsa, Inc.*	1,169	29,225
Repros Therapeutics, Inc.*	9,734	178,132
Sagent Pharmaceuticals, Inc.*	6,249	158,600
Santarus, Inc.*	24,544	784,426
Sciclone Pharmaceuticals, Inc.*	26,009	131,085
Sucampo Pharmaceuticals, Inc., Class A*	13,852	130,209
Supernus Pharmaceuticals, Inc.*	3,211	24,211
TherapeuticsMD, Inc.*	17,025	88,700
ViroPharma, Inc.*	27,673	1,379,499
Vivus, Inc.*	43,799	397,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
XenoPort, Inc.*	24,405	$140,329
Zogenix, Inc.*	19,298	66,385

		10,541,042

Total Health Care		87,524,419

Industrials (7.6%)
Aerospace & Defense (0.9%)
AAR Corp.	18,261	511,491
Aerovironment, Inc.*	7,748	225,699
American Science & Engineering, Inc.	3,613	259,811
API Technologies Corp.*	6,434	21,940
Astronics Corp.*	5,386	274,686
Astronics Corp., Class B*	480	24,360
Cubic Corp.	7,948	418,542
Curtiss-Wright Corp.	20,024	1,246,093
DigitalGlobe, Inc.*	31,264	1,286,514
Ducommun, Inc.*	2,047	61,021
Engility Holdings, Inc.*	7,457	249,064
Erickson Air-Crane, Inc.*	745	15,489
Esterline Technologies Corp.*	13,362	1,362,390
GenCorp, Inc.*	25,872	466,213
HEICO Corp.	27,449	1,590,670
Innovative Solutions & Support, Inc.*	2,362	17,219
KEYW Holding Corp.*	7,012	94,241
Kratos Defense & Security Solutions, Inc.*	8,724	67,000
LMI Aerospace, Inc.*	2,036	30,011
Moog, Inc., Class A*	17,976	1,221,289
National Presto Industries, Inc.*	1,166	93,863
Orbital Sciences Corp.*	27,697	645,340
Sparton Corp.*	2,011	56,207
Taser International, Inc.*	21,635	343,564
Teledyne Technologies, Inc.*	15,469	1,420,982

		12,003,699

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	10,262	83,019
Atlas Air Worldwide Holdings, Inc.*	10,094	415,368
Echo Global Logistics, Inc.*	3,489	74,944
Forward Air Corp.	12,897	566,307
Hub Group, Inc., Class A*	14,707	586,515
Pacer International, Inc.*	7,103	58,671
Park-Ohio Holdings Corp.*	1,724	90,338
UTi Worldwide, Inc.	39,541	694,340
XPO Logistics, Inc.*	12,394	325,838

		2,895,340

Airlines (0.3%)
Allegiant Travel Co.	6,307	665,010
Hawaiian Holdings, Inc.*	10,273	98,929
JetBlue Airways Corp.*	97,592	834,411
Republic Airways Holdings, Inc.*	21,675	231,706
SkyWest, Inc.	24,063	356,854
Spirit Airlines, Inc.*	24,109	1,094,790

		3,281,700

Building Products (0.4%)
AAON, Inc.	11,584	370,109
American Woodmark Corp.*	1,961	77,518
Apogee Enterprises, Inc.	10,994	394,795
Builders FirstSource, Inc.*	8,882	63,417
Gibraltar Industries, Inc.*	12,386	230,256
Griffon Corp.	19,841	262,100
Insteel Industries, Inc.	5,374	122,151
NCI Building Systems, Inc.*	4,042	70,897
Norcraft Cos., Inc.*	1,428	28,017
Nortek, Inc.*	3,683	274,752
Patrick Industries, Inc.*	1,290	37,320
PGT, Inc.*	6,543	66,215
Ply Gem Holdings, Inc.*	3,091	55,731
Quanex Building Products Corp.	16,316	325,015
Simpson Manufacturing Co., Inc.	16,165	593,740
Trex Co., Inc.*	7,599	604,348
Universal Forest Products, Inc.	8,067	420,613
USG Corp.*	30,649	869,819

		4,866,813

Commercial Services & Supplies (1.1%)
ABM Industries, Inc.	24,067	688,076
ACCO Brands Corp.*	48,904	328,635
Acorn Energy, Inc.	4,174	16,988
ARC Document Solutions, Inc.*	7,398	60,812
Brink’s Co.	19,973	681,878
Casella Waste Systems, Inc., Class A*	7,643	44,329
CECO Environmental Corp.	3,321	53,701
Cenveo, Inc.*	11,023	37,919
CompX International, Inc.	205	2,886
Consolidated Graphics, Inc.*	1,435	96,776
Costa, Inc.*	1,922	41,765
Courier Corp.	5,052	91,391
Deluxe Corp.	21,004	1,096,199
EnerNOC, Inc.*	5,215	89,750
Ennis, Inc.	7,761	137,370
G&K Services, Inc., Class A	9,192	572,018
Healthcare Services Group, Inc.	29,689	842,277
Heritage-Crystal Clean, Inc.*	6,712	137,529
Herman Miller, Inc.	24,578	725,543
HNI Corp.	17,952	697,076
InnerWorkings, Inc.*	8,684	67,648
Interface, Inc.	25,505	560,090
Intersections, Inc.	1,948	15,175
Kimball International, Inc., Class B	10,262	154,238
Knoll, Inc.	23,191	424,627
McGrath RentCorp	11,367	452,407
Mine Safety Appliances Co.	12,600	645,246
Mobile Mini, Inc.*	16,947	697,877
Multi-Color Corp.	2,433	91,821
NL Industries, Inc.	4,519	50,522
Performant Financial Corp.*	4,321	44,506
Quad/Graphics, Inc.	10,457	284,744
Schawk, Inc.	5,523	82,127
SP Plus Corp.*	3,042	79,214
Steelcase, Inc., Class A	37,263	590,991
Swisher Hygiene, Inc.*	23,665	12,166
Team, Inc.*	9,185	388,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Tetra Tech, Inc.*	27,489	$769,142
TRC Cos., Inc.*	3,138	22,405
U.S. Ecology, Inc.	8,414	312,917
UniFirst Corp.	6,466	691,862
United Stationers, Inc.	16,217	744,198
Viad Corp.	8,547	237,436
West Corp.	7,150	183,827

		14,046,997

Construction & Engineering (0.4%)
Aegion Corp.*	17,434	381,630
Ameresco, Inc., Class A*	3,869	37,375
Argan, Inc.	2,729	75,211
Comfort Systems USA, Inc.	15,945	309,174
Dycom Industries, Inc.*	13,230	367,662
EMCOR Group, Inc.	28,280	1,200,203
Furmanite Corp.*	7,514	79,799
Granite Construction, Inc.	15,528	543,169
Great Lakes Dredge & Dock Corp.*	22,686	208,711
Layne Christensen Co.*	3,979	67,961
MasTec, Inc.*	24,593	804,683
MYR Group, Inc.*	9,618	241,219
Northwest Pipe Co.*	1,867	70,498
Orion Marine Group, Inc.*	5,482	65,948
Pike Corp.*	5,000	52,850
Primoris Services Corp.	13,938	433,890
Sterling Construction Co., Inc.*	3,390	39,765
Tutor Perini Corp.*	14,589	383,691

		5,363,439

Electrical Equipment (0.8%)
Acuity Brands, Inc.	17,141	1,873,854
American Superconductor Corp.*	9,177	15,050
AZZ, Inc.	11,582	565,897
Brady Corp., Class A	19,095	590,608
Capstone Turbine Corp.*	60,011	77,414
Coleman Cable, Inc.	1,792	46,986
Encore Wire Corp.	8,594	465,795
EnerSys, Inc.	19,272	1,350,774
Enphase Energy, Inc.*	3,028	19,198
Franklin Electric Co., Inc.	18,727	835,973
FuelCell Energy, Inc.*	31,488	44,398
Generac Holdings, Inc.	20,583	1,165,821
General Cable Corp.	21,718	638,726
Global Power Equipment Group, Inc.	4,650	91,000
GrafTech International Ltd.*	50,884	571,427
II-VI, Inc.*	23,435	412,456
LSI Industries, Inc.	4,142	35,911
Polypore International, Inc.*	20,313	790,176
Powell Industries, Inc.	3,309	221,670
Power Solutions International, Inc.*	425	31,918
PowerSecure International, Inc.*	4,250	72,973
Preformed Line Products Co.	1,385	101,327
Revolution Lighting Technologies, Inc.*	5,948	20,372
Thermon Group Holdings, Inc.*	11,897	325,145
Vicor Corp.*	6,692	89,807

		10,454,676

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	16,221	667,332

Machinery (1.8%)
Accuride Corp.*	8,164	30,452
Actuant Corp., Class A	29,266	1,072,306
Alamo Group, Inc.	1,693	102,748
Albany International Corp., Class A	13,497	484,947
Altra Industrial Motion Corp.	11,321	387,405
American Railcar Industries, Inc.	1,870	85,553
Ampco-Pittsburgh Corp.	1,672	32,520
Astec Industries, Inc.	8,967	346,395
Barnes Group, Inc.	21,458	822,056
Blount International, Inc.*	21,612	312,726
Briggs & Stratton Corp.	21,427	466,252
Chart Industries, Inc.*	12,833	1,227,348
CIRCOR International, Inc.	7,021	567,156
CLARCOR, Inc.	21,019	1,352,573
Columbus McKinnon Corp.*	9,108	247,191
Commercial Vehicle Group, Inc.*	4,920	35,768
Douglas Dynamics, Inc.	4,376	73,604
Dynamic Materials Corp.	2,669	58,024
Energy Recovery, Inc.*	8,737	48,578
EnPro Industries, Inc.*	9,860	568,429
ESCO Technologies, Inc.	11,973	410,195
ExOne Co.*	1,316	79,565
Federal Signal Corp.*	26,443	387,390
Flow International Corp.*	9,862	39,843
FreightCar America, Inc.	2,401	63,915
Global Brass & Copper Holdings, Inc.	1,582	26,182
Gorman-Rupp Co.	8,773	293,281
Graham Corp.	2,015	73,124
Greenbrier Cos., Inc.*	12,311	404,293
Hardinge, Inc.	2,319	33,556
Hurco Cos., Inc.	1,307	32,688
Hyster-Yale Materials Handling, Inc.	4,526	421,642
John Bean Technologies Corp.	11,164	327,440
Kadant, Inc.	2,220	89,954
L.B. Foster Co., Class A	3,477	164,427
Lindsay Corp.	5,899	488,142
Lydall, Inc.*	3,438	60,578
Manitex International, Inc.*	2,611	41,463
Meritor, Inc.*	45,194	471,373
Middleby Corp.*	7,502	1,800,255
Miller Industries, Inc.	2,228	41,508
Mueller Industries, Inc.	12,277	773,574
Mueller Water Products, Inc., Class A	69,645	652,574
NN, Inc.	3,371	68,061
Omega Flex, Inc.	2,987	61,114
PMFG, Inc.*	4,069	36,824
Proto Labs, Inc.*	7,477	532,213
RBC Bearings, Inc.*	9,201	650,971
Rexnord Corp.*	13,172	355,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Standex International Corp.	5,913	$371,809
Sun Hydraulics Corp.	9,959	406,626
Tecumseh Products Co., Class A*	3,660	33,123
Tennant Co.	8,276	561,196
Titan International, Inc.	22,026	396,028
Trimas Corp.*	18,970	756,713
Twin Disc, Inc.	1,633	42,278
Wabash National Corp.*	28,149	347,640
Watts Water Technologies, Inc., Class A	11,897	736,067
Woodward, Inc.	28,407	1,295,643
Xerium Technologies, Inc.*	2,050	33,805

		22,184,880

Marine (0.0%)
International Shipholding Corp.	2,641	77,910
Matson, Inc.	18,528	483,766
Ultrapetrol Bahamas Ltd.*	3,822	14,294

		575,970

Professional Services (0.8%)
Acacia Research Corp.	21,301	309,717
Advisory Board Co.*	15,453	983,892
Barrett Business Services, Inc.	3,094	286,938
CBIZ, Inc.*	7,123	64,962
CDI Corp.	2,862	53,033
Corporate Executive Board Co.	13,913	1,077,284
CRA International, Inc.*	2,010	39,798
Exponent, Inc.	5,291	409,735
Franklin Covey Co.*	1,826	36,301
FTI Consulting, Inc.*	17,058	701,766
GP Strategies Corp.*	2,884	85,914
Heidrick & Struggles International, Inc.	3,601	72,524
Huron Consulting Group, Inc.*	10,584	663,828
ICF International, Inc.*	8,185	284,101
Insperity, Inc.	10,044	362,890
Kelly Services, Inc., Class A	12,985	323,846
Kforce, Inc.	12,889	263,709
Korn/Ferry International*	22,308	582,685
Mistras Group, Inc.*	3,146	65,688
Navigant Consulting, Inc.*	20,762	398,630
Odyssey Marine Exploration, Inc.*	16,311	32,948
On Assignment, Inc.*	19,835	692,638
Pendrell Corp.*	59,367	119,328
Resources Connection, Inc.	20,468	293,306
RPX Corp.*	14,090	238,121
TrueBlue, Inc.*	18,533	477,781
VSE Corp.	2,559	122,858
WageWorks, Inc.*	10,913	648,669

		9,692,890

Road & Rail (0.3%)
Arkansas Best Corp.	10,896	366,977
Celadon Group, Inc.	4,001	77,940
Heartland Express, Inc.	21,071	413,413
Knight Transportation, Inc.	26,877	492,924
Marten Transport Ltd.	4,645	93,783
Patriot Transportation Holding, Inc.*	3,518	146,032
Quality Distribution, Inc.*	4,174	53,553
Roadrunner Transportation Systems, Inc.*	7,747	208,782
Saia, Inc.*	10,946	350,819
Swift Transportation Co.*	34,663	769,865
Universal Truckload Services, Inc.	1,108	33,805
Werner Enterprises, Inc.	19,699	487,156
YRC Worldwide, Inc.*	2,170	37,693

		3,532,742

Trading Companies & Distributors (0.5%)
Aceto Corp.	10,792	269,908
Aircastle Ltd.	29,797	570,910
Applied Industrial Technologies, Inc.	17,795	873,557
Beacon Roofing Supply, Inc.*	19,498	785,379
BlueLinx Holdings, Inc.*	6,343	12,369
CAI International, Inc.*	3,424	80,704
DXP Enterprises, Inc.*	3,974	457,805
H&E Equipment Services, Inc.*	13,575	402,227
Houston Wire & Cable Co.	4,441	59,421
Kaman Corp.	11,946	474,615
Rush Enterprises, Inc., Class A*	14,097	417,976
TAL International Group, Inc.	14,784	847,862
Textainer Group Holdings Ltd.	9,250	372,035
Titan Machinery, Inc.*	3,427	61,069
Watsco, Inc.	11,183	1,074,239

		6,760,076

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	17,882	391,973

Total Industrials		96,718,527

Information Technology (9.3%)
Communications Equipment (0.9%)
ADTRAN, Inc.	24,843	671,009
Alliance Fiber Optic Products, Inc.	2,268	34,133
Anaren, Inc.*	2,303	64,461
Applied Optoelectronics, Inc.*	792	11,888
ARRIS Group, Inc.*	50,238	1,224,049
Aruba Networks, Inc.*	50,586	905,489
Aviat Networks, Inc.*	18,420	41,629
Bel Fuse, Inc., Class B	1,939	41,320
Black Box Corp.	5,951	177,340
CalAmp Corp.*	15,516	433,983
Calix, Inc.*	14,172	136,618
Ciena Corp.*	40,554	970,457
Comtech Telecommunications Corp.	6,697	211,089
Digi International, Inc.*	5,079	61,558
Emulex Corp.*	35,732	255,841
Extreme Networks, Inc.*	39,391	275,737
Finisar Corp.*	37,352	893,460
Harmonic, Inc.*	50,967	376,136
Infinera Corp.*	52,716	515,563
InterDigital, Inc.	18,407	542,822
Ixia*	22,137	294,644
KVH Industries, Inc.*	4,377	57,032
NETGEAR, Inc.*	17,807	586,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Numerex Corp., Class A*	2,608	$33,774
Oplink Communications, Inc.*	3,741	69,583
Parkervision, Inc.*	17,713	80,594
PC-Tel, Inc.	3,676	35,179
Plantronics, Inc.	17,266	802,006
Procera Networks, Inc.*	4,103	61,627
Ruckus Wireless, Inc.*	19,498	276,872
ShoreTel, Inc.*	24,294	225,448
Sonus Networks, Inc.*	89,849	283,024
Tessco Technologies, Inc.	1,094	44,110
Ubiquiti Networks, Inc.*	5,311	244,094
ViaSat, Inc.*	17,216	1,078,582
Westell Technologies, Inc., Class A*	24,720	100,116

		12,117,830

Computers & Peripherals (0.3%)
Avid Technology, Inc.*	6,301	51,353
Cray, Inc.*	16,305	447,735
Datalink Corp.*	3,654	39,829
Electronics for Imaging, Inc.*	19,387	750,859
Fusion-io, Inc.*	34,168	304,437
Hutchinson Technology, Inc.*	4,507	14,422
Imation Corp.*	10,093	47,235
Immersion Corp.*	5,473	56,810
QLogic Corp.*	42,152	498,658
Quantum Corp.*	41,353	49,624
Silicon Graphics International Corp.*	6,661	89,324
Super Micro Computer, Inc.*	13,197	226,461
Synaptics, Inc.*	14,645	758,757
Violin Memory, Inc.*	3,575	14,157

		3,349,661

Electronic Equipment, Instruments & Components (1.4%)
Aeroflex Holding Corp.*	4,019	26,124
Agilysys, Inc.*	2,820	39,254
Anixter International, Inc.	11,220	1,008,005
Audience, Inc.*	1,843	21,453
Badger Meter, Inc.	6,672	363,624
Belden, Inc.	17,545	1,236,045
Benchmark Electronics, Inc.*	21,718	501,251
Checkpoint Systems, Inc.*	16,906	266,608
Cognex Corp.*	36,710	1,401,588
Coherent, Inc.*	9,692	720,988
Control4 Corp.*	852	15,080
CTS Corp.	14,640	291,482
Daktronics, Inc.	15,243	239,010
DTS, Inc.*	5,636	135,151
Electro Rent Corp.	7,290	135,011
Electro Scientific Industries, Inc.	5,151	53,879
Fabrinet*	11,944	245,569
FARO Technologies, Inc.*	7,772	453,108
FEI Co.	16,709	1,493,116
Gerber Scientific, Inc. (Escrow Shares)*†(b)	21,501	—
GSI Group, Inc.*	8,812	99,047
Insight Enterprises, Inc.*	21,100	479,181
InvenSense, Inc.*	24,721	513,702
Itron, Inc.*	17,207	712,886
Kemet Corp.*	9,558	53,907
Littelfuse, Inc.	9,270	861,461
Maxwell Technologies, Inc.*	5,911	45,928
Measurement Specialties, Inc.*	6,111	370,877
Mercury Systems, Inc.*	6,337	69,390
Mesa Laboratories, Inc.	508	39,919
Methode Electronics, Inc.	14,344	490,421
MTS Systems Corp.	6,753	481,151
Multi-Fineline Electronix, Inc.*	4,935	68,547
Neonode, Inc.*	5,389	34,059
Newport Corp.*	15,513	280,320
OSI Systems, Inc.*	9,399	499,181
Park Electrochemical Corp.	9,256	265,832
PC Connection, Inc.	1,863	46,296
Plexus Corp.*	14,284	618,354
RadiSys Corp.*	5,806	13,296
RealD, Inc.*	7,938	67,791
Richardson Electronics Ltd.	2,200	24,992
Rofin-Sinar Technologies, Inc.*	14,132	381,847
Rogers Corp.*	7,686	472,689
Sanmina Corp.*	36,049	602,018
ScanSource, Inc.*	12,937	548,917
SYNNEX Corp.*	11,441	771,123
TTM Technologies, Inc.*	12,123	104,015
Uni-Pixel, Inc.*	2,055	20,571
Universal Display Corp.*	18,769	644,903
Viasystems Group, Inc.*	3,625	49,590
Vishay Precision Group, Inc.*	2,550	37,970
Zygo Corp.*	6,664	98,494

		18,515,021

Internet Software & Services (1.6%)
Angie’s List, Inc.*	17,560	266,034
Bankrate, Inc.*	20,739	372,058
Bazaarvoice, Inc.*	9,472	75,018
Benefitfocus, Inc.*	987	56,989
Blucora, Inc.*	17,988	524,530
Brightcove, Inc.*	5,546	78,420
Carbonite, Inc.*	2,516	29,764
ChannelAdvisor Corp.*	1,262	52,638
Chegg, Inc.*	2,868	24,407
comScore, Inc.*	16,182	462,967
Constant Contact, Inc.*	13,096	406,893
Cornerstone OnDemand, Inc.*	17,569	937,130
CoStar Group, Inc.*	11,360	2,096,830
Cvent, Inc.*	1,290	46,943
Dealertrack Technologies, Inc.*	17,409	837,025
Demand Media, Inc.*	7,252	41,844
Demandware, Inc.*	6,628	424,987
Dice Holdings, Inc.*	7,607	55,151
Digital River, Inc.*	17,476	323,306
E2open, Inc.*	2,911	69,602
EarthLink Holdings Corp.	51,719	262,215
eGain Corp.*	2,643	27,064
Endurance International Group Holdings, Inc.*	4,220	59,840
Envestnet, Inc.*	9,873	397,882
Global Eagle Entertainment, Inc.*	4,432	65,904
Gogo, Inc.*	2,195	54,458
Internap Network Services Corp.*	14,136	106,303
IntraLinks Holdings, Inc.*	7,578	91,770
j2 Global, Inc.	19,390	969,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Limelight Networks, Inc.*	43,457	$86,045
Liquidity Services, Inc.*	10,298	233,353
LivePerson, Inc.*	22,882	339,111
LogMeIn, Inc.*	10,611	355,999
Marchex, Inc., Class B*	4,550	39,357
Marin Software, Inc.*	1,819	18,627
Marketo, Inc.*	1,399	51,861
Millennial Media, Inc.*	7,011	50,970
Monster Worldwide, Inc.*	51,141	364,635
Move, Inc.*	17,778	284,270
Net Element International, Inc.*	351	1,534
NIC, Inc.	27,701	688,924
OpenTable, Inc.*	9,599	761,873
Perficient, Inc.*	14,612	342,213
QuinStreet, Inc.*	12,502	108,642
RealNetworks, Inc.*	13,307	100,468
Reis, Inc.*	1,519	29,210
Responsys, Inc.*	15,672	429,570
Rocket Fuel, Inc.*	957	58,846
SciQuest, Inc.*	8,933	254,412
Shutterstock, Inc.*	3,154	263,769
Spark Networks, Inc.*	3,428	21,116
SPS Commerce, Inc.*	6,249	408,060
Stamps.com, Inc.*	6,280	264,388
support.com, Inc.*	10,042	38,059
TechTarget, Inc.*	2,336	16,025
Textura Corp.*	1,106	33,114
Travelzoo, Inc.*	1,609	34,304
Tremor Video, Inc.*	1,483	8,601
Trulia, Inc.*	11,167	393,860
United Online, Inc.	2,688	36,987
Unwired Planet, Inc.*	19,518	26,935
ValueClick, Inc.*	29,715	694,440
VistaPrint N.V.*	13,852	787,486
Vocus, Inc.*	3,779	43,043
Web.com Group, Inc.*	18,279	581,089
WebMD Health Corp.*	11,309	446,706
Wix.com Ltd.*	1,621	43,524
XO Group, Inc.*	5,284	78,520
Xoom Corp.*	1,644	44,996
Yelp, Inc.*	13,503	931,032
YuMe, Inc.*	1,062	7,912
Zillow, Inc., Class A*	9,602	784,771
Zix Corp.*	12,166	55,477

		19,861,800

IT Services (1.2%)
Acxiom Corp.*	29,504	1,091,058
Blackhawk Network Holdings, Inc.*	2,196	55,471
CACI International, Inc., Class A*	9,770	715,359
Cardtronics, Inc.*	18,601	808,213
Cass Information Systems, Inc.	4,458	300,246
CIBER, Inc.*	18,304	75,779
Computer Task Group, Inc.	3,081	58,231
Convergys Corp.	44,422	935,083
CSG Systems International, Inc.	15,488	455,347
EPAM Systems, Inc.*	9,533	333,083
Euronet Worldwide, Inc.*	19,913	952,837
EVERTEC, Inc.	12,866	317,276
ExlService Holdings, Inc.*	14,221	392,784
Forrester Research, Inc.	4,941	189,043
Global Cash Access Holdings, Inc.*	28,634	286,054
Hackett Group, Inc.	5,192	32,242
Heartland Payment Systems, Inc.	14,540	724,674
Higher One Holdings, Inc.*	7,304	71,287
iGATE Corp.*	15,751	632,560
Lionbridge Technologies, Inc.*	11,605	69,166
Luxoft Holding, Inc.*	894	33,954
ManTech International Corp., Class A	11,335	339,257
MAXIMUS, Inc.	28,843	1,268,804
ModusLink Global Solutions, Inc.*	9,504	54,458
MoneyGram International, Inc.*	5,207	108,201
Planet Payment, Inc.*	8,300	23,074
PRGX Global, Inc.*	5,650	37,968
Sapient Corp.*	44,086	765,333
ServiceSource International, Inc.*	24,664	206,684
Sykes Enterprises, Inc.*	19,188	418,490
Syntel, Inc.*	6,647	604,545
TeleTech Holdings, Inc.*	9,592	229,632
Unisys Corp.*	20,027	672,306
Virtusa Corp.*	9,065	345,286
WEX, Inc.*	16,070	1,591,412

		15,195,197

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Energy Industries, Inc.*	16,762	383,179
Alpha & Omega Semiconductor Ltd.*	5,174	39,892
Ambarella, Inc.*	7,346	249,250
Amkor Technology, Inc.*	13,655	83,705
ANADIGICS, Inc.*	16,624	30,588
Applied Micro Circuits Corp.*	31,021	415,061
ATMI, Inc.*	12,716	384,150
Axcelis Technologies, Inc.*	21,891	53,414
Brooks Automation, Inc.	30,350	318,371
Cabot Microelectronics Corp.*	9,211	420,943
Cavium, Inc.*	23,020	794,420
CEVA, Inc.*	4,374	66,572
Cirrus Logic, Inc.*	28,059	573,245
Cohu, Inc.	4,812	50,526
Cypress Semiconductor Corp.*	64,147	673,543
Diodes, Inc.*	17,230	405,939
DSP Group, Inc.*	3,843	37,316
Entegris, Inc.*	55,674	645,818
Entropic Communications, Inc.*	17,590	82,849
Exar Corp.*	13,539	159,625
FormFactor, Inc.*	10,544	63,475
GSI Technology, Inc.*	12,297	81,652
GT Advanced Technologies, Inc.*	62,424	544,337
Hittite Microwave Corp.*	13,539	835,762
Inphi Corp.*	5,129	66,164
Integrated Device Technology, Inc.*	55,224	562,733
Integrated Silicon Solution, Inc.*	5,632	68,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Intermolecular, Inc.*	3,190	$15,695
International Rectifier Corp.*	31,106	810,933
Intersil Corp., Class A	57,091	654,834
IXYS Corp.	7,773	100,816
Kopin Corp.*	12,992	54,826
Lattice Semiconductor Corp.*	50,346	277,406
LTX-Credence Corp.*	9,402	75,122
MA-COM Technology Solutions Holdings, Inc.*	4,444	75,504
MaxLinear, Inc., Class A*	4,601	47,988
Micrel, Inc.	12,438	122,763
Microsemi Corp.*	37,123	926,219
MKS Instruments, Inc.	22,355	669,309
Monolithic Power Systems, Inc.*	15,757	546,138
MoSys, Inc.*	9,275	51,198
Nanometrics, Inc.*	7,691	146,514
NeoPhotonics Corp.*	11,088	78,281
NVE Corp.*	1,058	61,660
OmniVision Technologies, Inc.*	21,279	365,999
PDF Solutions, Inc.*	9,051	231,887
Peregrine Semiconductor Corp.*	5,158	38,221
Pericom Semiconductor Corp.*	4,527	40,109
Photronics, Inc.*	25,072	226,400
PLX Technology, Inc.*	9,109	59,937
PMC-Sierra, Inc.*	88,981	572,148
Power Integrations, Inc.	11,916	665,151
Rambus, Inc.*	50,155	474,968
RF Micro Devices, Inc.*	112,352	579,736
Rubicon Technology, Inc.*	3,532	35,143
Rudolph Technologies, Inc.*	6,565	77,073
Semtech Corp.*	30,377	767,931
Sigma Designs, Inc.*	6,253	29,514
Silicon Image, Inc.*	15,308	94,144
Spansion, Inc., Class A*	23,776	330,249
SunEdison, Inc.*	110,513	1,442,195
SunPower Corp.*	17,925	534,344
Supertex, Inc.*	1,996	50,000
Tessera Technologies, Inc.	22,036	434,330
TriQuint Semiconductor, Inc.*	65,190	543,685
Ultra Clean Holdings, Inc.*	7,101	71,223
Ultratech, Inc.*	11,798	342,142
Veeco Instruments, Inc.*	18,490	608,506

		21,420,861

Software (2.2%)
Accelrys, Inc.*	24,379	232,576
ACI Worldwide, Inc.*	15,948	1,036,620
Actuate Corp.*	13,471	103,861
Advent Software, Inc.	14,179	496,123
American Software, Inc., Class A	4,895	48,314
Aspen Technology, Inc.*	39,098	1,634,296
AVG Technologies N.V.*	4,782	82,298
Barracuda Networks, Inc.*	790	31,347
Blackbaud, Inc.	18,233	686,473
Bottomline Technologies (de), Inc.*	16,100	582,176
BroadSoft, Inc.*	11,909	325,592
Callidus Software, Inc.*	16,131	221,479
CommVault Systems, Inc.*	19,811	1,483,448
Comverse, Inc.*	9,890	383,732
Covisint Corp.*	1,354	16,993
Cyan, Inc.*	1,410	7,459
Digimarc Corp.	1,220	23,497
Ebix, Inc.	6,084	89,557
Ellie Mae, Inc.*	11,611	311,988
EPIQ Systems, Inc.	13,173	213,534
ePlus, Inc.*	756	42,971
Fair Isaac Corp.	14,341	901,188
FleetMatics Group plc*	7,314	316,331
Gigamon, Inc.*	1,507	42,317
Glu Mobile, Inc.*	12,670	49,286
Guidance Software, Inc.*	3,382	34,158
Guidewire Software, Inc.*	19,635	963,489
Imperva, Inc.*	8,791	423,111
Infoblox, Inc.*	22,343	737,766
Interactive Intelligence Group, Inc.*	6,553	441,410
Jive Software, Inc.*	7,923	89,134
Manhattan Associates, Inc.*	8,349	980,841
Mavenir Systems, Inc.*	1,065	11,885
Mentor Graphics Corp.	37,756	908,787
MicroStrategy, Inc., Class A*	4,088	507,893
Mitek Systems, Inc.*	4,755	28,245
Model N, Inc.*	1,561	18,404
Monotype Imaging Holdings, Inc.	17,800	567,108
NetScout Systems, Inc.*	14,378	425,445
Pegasystems, Inc.	8,187	402,637
Progress Software Corp.*	23,083	596,234
Proofpoint, Inc.*	10,113	335,448
PROS Holdings, Inc.*	9,743	388,746
PTC, Inc.*	49,538	1,753,150
QAD, Inc., Class A	1,258	22,216
Qlik Technologies, Inc.*	34,726	924,753
Qualys, Inc.*	2,938	67,897
Rally Software Development Corp.*	1,368	26,608
RealPage, Inc.*	17,885	418,151
Rosetta Stone, Inc.*	2,294	28,033
Sapiens International Corp. N.V.	3,764	29,020
SeaChange International, Inc.*	6,896	83,855
Silver Spring Networks, Inc.*	1,100	23,100
SS&C Technologies Holdings, Inc.*	25,397	1,124,071
Synchronoss Technologies, Inc.*	11,862	368,552
Take-Two Interactive Software, Inc.*	36,136	627,682
Tangoe, Inc.*	12,386	223,072
TeleCommunication Systems, Inc., Class A*	8,892	20,629
Telenav, Inc.*	5,521	36,383
TiVo, Inc.*	50,588	663,715
Tyler Technologies, Inc.*	13,347	1,363,129
Ultimate Software Group, Inc.*	10,965	1,680,057
VASCO Data Security International, Inc.*	11,131	86,043
Verint Systems, Inc.*	22,945	985,258
VirnetX Holding Corp.*	17,750	344,528
Vringo, Inc.*	13,215	39,116

		28,163,215

Total Information Technology		118,623,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Materials (2.6%)
Chemicals (1.2%)
A. Schulman, Inc.	11,629	$410,039
Advanced Emissions Solutions, Inc.*	4,315	234,002
American Pacific Corp.*	1,148	42,774
American Vanguard Corp.	12,658	307,463
Arabian American Development Co.*	3,939	49,434
Axiall Corp.	28,983	1,374,953
Balchem Corp.	12,091	709,742
Calgon Carbon Corp.*	22,307	458,855
Chase Corp.	1,266	44,690
Chemtura Corp.*	40,204	1,122,496
Ferro Corp.*	27,929	358,329
Flotek Industries, Inc.*	19,137	384,080
FutureFuel Corp.	4,194	66,265
GSE Holding, Inc.*	1,466	3,035
H.B. Fuller Co.	20,065	1,044,183
Hawkins, Inc.	1,873	69,657
Innophos Holdings, Inc.	9,662	469,573
Innospec, Inc.	9,243	427,211
Intrepid Potash, Inc.*	23,878	378,228
KMG Chemicals, Inc.	1,608	27,159
Koppers Holdings, Inc.	8,928	408,456
Kraton Performance Polymers, Inc.*	15,536	358,105
Landec Corp.*	5,219	63,254
LSB Industries, Inc.*	8,482	347,932
Marrone Bio Innovations, Inc.*	1,004	17,851
Minerals Technologies, Inc.	14,922	896,365
Olin Corp.	33,095	954,791
OM Group, Inc.*	13,966	508,502
OMNOVA Solutions, Inc.*	9,356	85,233
Penford Corp.*	1,855	23,837
PolyOne Corp.	40,998	1,449,279
Quaker Chemical Corp.	5,116	394,290
Sensient Technologies Corp.	20,334	986,606
Stepan Co.	7,759	509,223
Taminco Corp.*	3,095	62,550
Tredegar Corp.	11,115	320,223
Zep, Inc.	4,470	81,175
Zoltek Cos., Inc.*	5,395	90,366

		15,540,206

Construction Materials (0.1%)
Headwaters, Inc.*	33,441	327,388
Texas Industries, Inc.*	9,144	628,924
United States Lime & Minerals, Inc.*	395	24,162
US Concrete, Inc.*	2,725	61,667

		1,042,141

Containers & Packaging (0.1%)
AEP Industries, Inc.*	872	46,068
Berry Plastics Group, Inc.*	24,148	574,481
Graphic Packaging Holding Co.*	84,392	810,163
Myers Industries, Inc.	11,303	238,719
UFP Technologies, Inc.*	1,013	25,548

		1,694,979

Metals & Mining (0.8%)
A.M. Castle & Co.*	3,468	51,222
AK Steel Holding Corp.*	54,641	448,056
Allied Nevada Gold Corp.*	20,786	73,790
AMCOL International Corp.	12,774	434,061
Century Aluminum Co.*	20,545	214,901
Coeur Mining, Inc.*	44,913	487,306
Commercial Metals Co.	45,928	933,716
General Moly, Inc.*	11,885	15,926
Globe Specialty Metals, Inc.	24,884	448,161
Gold Resource Corp.	6,542	29,635
Handy & Harman Ltd.*	1,095	26,510
Haynes International, Inc.	5,965	329,507
Hecla Mining Co.	142,098	437,662
Horsehead Holding Corp.*	18,330	297,129
Kaiser Aluminum Corp.	8,661	608,349
Materion Corp.	9,658	297,949
Midway Gold Corp.*	24,410	19,772
Molycorp, Inc.*	58,966	331,389
Noranda Aluminum Holding Corp.	7,030	23,129
Olympic Steel, Inc.	1,790	51,874
Paramount Gold and Silver Corp.*	27,143	25,292
RTI International Metals, Inc.*	12,002	410,588
Schnitzer Steel Industries, Inc., Class A	11,366	371,327
Stillwater Mining Co.*	52,726	650,639
SunCoke Energy, Inc.*	27,614	629,875
U.S. Silica Holdings, Inc.	9,341	318,622
Universal Stainless & Alloy Products, Inc.*	1,380	49,763
Walter Energy, Inc.	27,265	453,417
Worthington Industries, Inc.	21,818	918,101

		9,387,668

Paper & Forest Products (0.4%)
Boise Cascade Co.*	2,437	71,843
Clearwater Paper Corp.*	9,621	505,103
Deltic Timber Corp.	4,716	320,405
KapStone Paper and Packaging Corp.*	16,313	911,244
Louisiana-Pacific Corp.*	55,651	1,030,100
Neenah Paper, Inc.	6,860	293,402
P.H. Glatfelter Co.	17,737	490,251
Resolute Forest Products, Inc.*	27,664	443,177
Schweitzer-Mauduit International, Inc.	13,801	710,337
Wausau Paper Corp.	23,009	291,754

		5,067,616

Total Materials		32,732,610

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	34,595	351,485
Atlantic Tele-Network, Inc.	3,811	215,588
Cbeyond, Inc.*	5,376	37,094
Cincinnati Bell, Inc.*	90,537	322,312
Cogent Communications Group, Inc.	18,830	760,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Consolidated Communications Holdings, Inc.	16,388	$321,696
Fairpoint Communications, Inc.*	6,722	76,026
General Communication, Inc., Class A*	11,980	133,577
Hawaiian Telcom Holdco, Inc.*	6,266	184,032
HickoryTech Corp.	2,744	35,206
IDT Corp., Class B	3,109	55,558
inContact, Inc.*	25,574	199,733
Inteliquent, Inc.	6,495	74,173
Iridium Communications, Inc.*	28,337	177,390
Lumos Networks Corp.	11,070	232,470
magicJack VocalTec Ltd.*	3,726	44,414
ORBCOMM, Inc.*	7,158	45,382
Premiere Global Services, Inc.*	22,489	260,647
Straight Path Communications, Inc., Class B*	1,610	13,186
Towerstream Corp.*	14,995	44,385
Vonage Holdings Corp.*	67,748	225,601

		3,810,875

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	4,318	27,678
Leap Wireless International, Inc.*	23,247	404,498
NII Holdings, Inc.*	75,417	207,397
NTELOS Holdings Corp.	11,815	239,017
RingCentral, Inc., Class A*	1,665	30,586
Shenandoah Telecommunications Co.	9,547	245,072
USA Mobility, Inc.	4,292	61,290

		1,215,538

Total Telecommunication Services		5,026,413

Utilities (1.6%)
Electric Utilities (0.7%)
ALLETE, Inc.	17,448	870,306
Cleco Corp.	24,981	1,164,614
El Paso Electric Co.	18,142	636,966
Empire District Electric Co.	18,417	417,882
IDACORP, Inc.	19,666	1,019,485
MGE Energy, Inc.	10,346	599,033
NRG Yield, Inc., Class A	9,415	376,694
Otter Tail Corp.	16,327	477,891
PNM Resources, Inc.	32,171	775,965
Portland General Electric Co.	30,303	915,151
UIL Holdings Corp.	22,894	887,142
Unitil Corp.	2,820	85,982
UNS Energy Corp.	16,486	986,687

		9,213,798

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	4,151	249,143
Delta Natural Gas Co., Inc.	1,342	30,034
Laclede Group, Inc.	14,281	650,357
New Jersey Resources Corp.	16,161	747,285
Northwest Natural Gas Co.	12,348	528,741
Piedmont Natural Gas Co., Inc.	31,245	1,036,084
South Jersey Industries, Inc.	13,200	738,672
Southwest Gas Corp.	18,754	1,048,536
WGL Holdings, Inc.	21,296	853,118

		5,881,970

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	23,743	82,626
Dynegy, Inc.*	38,821	835,428
Genie Energy Ltd., Class B*	2,622	26,771
Ormat Technologies, Inc.	5,192	141,274
Pattern Energy Group, Inc.	7,259	220,020

		1,306,119

Multi-Utilities (0.2%)
Avista Corp.	23,419	660,182
Black Hills Corp.	19,218	1,009,137
NorthWestern Corp.	14,823	642,132

		2,311,451

Water Utilities (0.1%)
American States Water Co.	17,183	493,668
Artesian Resources Corp., Class A	1,612	36,995
California Water Service Group	19,549	450,996
Connecticut Water Service, Inc.	2,173	77,163
Consolidated Water Co., Ltd.	2,983	42,060
Middlesex Water Co.	3,164	66,254
Pure Cycle Corp.*	3,227	20,427
SJW Corp.	2,938	87,523
York Water Co.	2,404	50,316

		1,325,402

Total Utilities		20,038,740

Total Common Stocks (52.6%) (Cost $410,281,561)		666,601,444

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15(b)	$4,800	4,752

Total Financials		4,752

Total Corporate Bonds		4,752

Total Long-Term Debt Securities (0.0%) (Cost $4,800)		4,752

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14*	59,317	9,491

Total Energy		9,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Rights	Value (Note 1)

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	10,858	$14,658

Total Health Care		14,658

Total Rights (0.0%) (Cost $—)		24,149

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b)	6,309	$—

Total Warrants (0.0%) (Cost $—)		—

Total Investments (52.6%) (Cost $410,286,361)		666,630,345
Other Assets Less Liabilities (47.4%)		601,531,812

Net Assets (100%)		$1,268,162,157

*	Non-income producing.
†	Securities (totaling $12,713 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $354,828.
(b)	Illiquid Security.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	5,185	March-14	$572,135,975	$602,185,900	$30,049,925

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$91,645,538	$—	$—		$91,645,538
Consumer Staples	26,137,640	—	—		26,137,640
Energy	36,386,828	—	9,413		36,396,241
Financials	151,757,731	—	—		151,757,731
Health Care	87,521,119	—	3,300		87,524,419
Industrials	96,694,167	24,360	—		96,718,527
Information Technology	118,623,585	—	—	(a)	118,623,585
Materials	32,732,610	—	—		32,732,610
Telecommunication Services	5,026,413	—	—		5,026,413
Utilities	20,038,740	—	—		20,038,740
Corporate Bonds
Financials	—	4,752	—		4,752
Futures	30,049,925	—	—		30,049,925
Rights
Energy	9,491	—	—		9,491
Health Care	14,658	—	—		14,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Warrants
Energy	$—	$—	$—	(a)	$—

Total Assets	$696,638,445	$29,112	$12,713		$696,680,270

Total Liabilities	$—	$—	$—		$—

Total	$696,638,445	$29,112	$12,713		$696,680,270

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	30,049,925	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$30,049,925

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	177,238,206	—	—	177,238,206
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$177,238,206	$—	$—	$177,238,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	17,531,854	—	—	17,531,854
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$17,531,854	$—	$—	$17,531,854

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $592,140,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$30,049,925	(c)	$—	$—	$30,049,925

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$82,445,698
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$167,282,881

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$276,417,141
Aggregate gross unrealized depreciation	(22,870,792)

Net unrealized appreciation	$253,546,349

Federal income tax cost of investments	$413,083,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $410,286,361)	$666,630,345
Cash	556,369,143
Cash held as collateral at broker	25,263,990
Receivable for securities sold	20,282,128
Due from broker for futures variation margin	2,493,316
Dividends, interest and other receivables	857,120
Other assets	4,871

Total assets	1,271,900,913

LIABILITIES
Payable for securities purchased	2,003,179
Payable to Separate Accounts for Trust shares redeemed	1,002,529
Investment management fees payable	476,629
Administrative fees payable	169,739
Accrued expenses	86,680

Total liabilities	3,738,756

NET ASSETS	$1,268,162,157

Net assets were comprised of:
Paid in capital	$968,337,891
Accumulated undistributed net investment income (loss)	345,183
Accumulated undistributed net realized gain (loss) on investments and futures	13,085,174
Net unrealized appreciation (depreciation) on investments and futures	286,393,909

Net assets	$1,268,162,157

Class IA
Net asset value, offering and redemption price per share, $1,655 / 126 shares outstanding (unlimited amount authorized: $0.01 par value)†	$13.10

Class K
Net asset value, offering and redemption price per share, $1,268,160,502 / 96,777,967 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.10

† Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $6,287 foreign withholding tax)	$8,744,050
Interest	564,500

Total income	9,308,550

EXPENSES
Investment management fees	5,524,185
Administrative fees	1,917,139
Printing and mailing expenses	121,850
Custodian fees	109,000
Professional fees	58,005
Trustees’ fees	32,764
Distribution fees - Class IA	39
Miscellaneous	30,769

Total expenses	7,793,751

NET INVESTMENT INCOME (LOSS)	1,514,799

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	48,077,414
Futures	177,238,206

Net realized gain (loss)	225,315,620

Change in unrealized appreciation (depreciation) on:
Investments	150,019,252
Futures	17,531,854

Net change in unrealized appreciation (depreciation)	167,551,106

NET REALIZED AND UNREALIZED GAIN (LOSS)	392,866,726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$394,381,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,514,799	$3,473,370
Net realized gain (loss) on investments and futures	225,315,620	95,880,636
Net change in unrealized appreciation (depreciation) on investments and futures	167,551,106	62,991,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	394,381,525	162,345,369

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(178)
Class K	(1,841,680)	(4,246,407)

	(1,841,680)	(4,246,585)

Distributions from net realized capital gains
Class IA	(278)	(107)
Class K	(216,741,790)	(886,538)

	(216,742,068)	(886,645)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(218,583,748)	(5,133,230)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 22 and 25 shares, respectively ]	278	285
Capital shares repurchased [ (11,469) and 0 shares, respectively ]	(140,652)	—

Total Class IA transactions	(140,374)	285

Class K
Capital shares sold [ 335,669 and 8,971,648 shares, respectively ]	4,570,222	94,410,477
Capital shares issued in reinvestment of dividends and distributions [ 17,020,912 and 447,972 shares, respectively ]	218,583,470	5,132,945
Capital shares repurchased [ (16,515,287) and (20,675,114) shares, respectively ]	(231,309,215)	(222,950,369)

Total Class K transactions	(8,155,523)	(123,406,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,295,897)	(123,406,662)

TOTAL INCREASE (DECREASE) IN NET ASSETS	167,501,880	33,805,477
NET ASSETS:
Beginning of year	1,100,660,277	1,066,854,800

End of year (a)	$1,268,162,157	$1,100,660,277

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$345,183	$305,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					August 28, 2009* to December 31, 2009
Class IA	2013		2012	2011	2010
Net asset value, beginning of period	$11.47		$9.95	$12.05	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)†(e)	0.01 (e)	0.01 (e)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	4.31		1.53	(1.47)	2.41	0.51

Total from investment operations	4.25		1.54	(1.46)	2.44	0.53

Less distributions:
Dividends from net investment income	—		(0.01)	(0.01)	(0.02)	(0.01)
Distributions from net realized gains	(2.62)		(0.01)	(0.63)	(0.89)	—

Total dividends and distributions	(2.62)		(0.02)	(0.64)	(0.91)	(0.01)

Net asset value, end of period	$13.10		$11.47	$9.95	$12.05	$10.52

Total return (b)	37.87%		15.52%	(11.99)%	23.97%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2		$133	$115	$1,249,913	$756,227
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.89%		0.90%	0.60%	0.62%	0.65%
Before reimbursements (a)(f)	0.89%		0.90%	0.63%	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	(0.49)%		0.08%	0.05%	0.24%	0.50%
Before reimbursements (a)(f)	(0.49)%		0.08%	0.02%	0.21%	0.50%
Portfolio turnover rate (z)	13%		17%	24%	23%	29%

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$11.47	$9.95	$9.73

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.04 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures	4.26	1.53	0.22

Total from investment operations	4.28	1.57	0.23

Less distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	(2.62)	(0.01)	—

Total dividends and distributions	(2.65)	(0.05)	(0.01)

Net asset value, end of period	$13.10	$11.47	$9.95

Total return (b)	38.16%	15.82%	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,268,161	$1,100,528	$1,066,740
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.64%	0.65%	0.62%
Before reimbursements (a)(f)	0.64%	0.65%	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.12%	0.33%	0.20%
Before reimbursements (a)(f)	0.12%	0.33%	0.21%
Portfolio turnover rate (z)	13%	17%	24%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class IB Shares*	16.12%	6.70%
S&P 500 Index	32.39	14.24
Barclays U.S. Aggregate Bond Index	(2.02)	3.59
MSCI EAFE Index	22.78	6.29
* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.12% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: S&P 500 Index 32.39%, Barclays U.S. Aggregate Bond Index (2.02)% and the MSCI EAFE Index 22.78% over the same period
Portfolio Highlights

As of the end of December, the Portfolio remained modestly overweight risk assets and underweight fixed income. The drivers for the portfolio managers continuing the overweight to stocks and underweight to bonds have been largely unchanged over the last few months. Equity risk has generally been low; interest rates also remain low, favoring equities and muting the expected returns from bonds. As of January 9, 2014, the yield on 10-year Treasuries is about 3%, which is a full percentage point lower than the average over the last decade or so. In the meantime, the expected earnings yield on stocks is closer to its average and the resulting equity risk premium is currently attractive.

While stock prices have risen, their valuations are not materially strained relative to history. Indeed, the managers believe rapid market appreciation could be a signal of improved earnings-growth prospects ahead. Furthermore, bond yield curves are steep, which the managers believe suggests that investors have a constructive outlook for most developed-market economies. This theme has been echoed in the U.S. Federal Reserve assessment of the U.S. economy and reinforced by recent data releases, including the recent upward revision in U.S. third-quarter gross domestic product (GDP).

Generally speaking, the Portfolio’s equity overweight is broadly distributed with a modest tilt toward Japan and the Euro area. The tilt reflects the managers’ belief that both the Bank of Japan and the European Central Bank are likely to continue low rate policies and may ease even further, which could benefit their local stock markets. In addition, the Yen has depreciated sharply, improving export competitiveness for Japanese companies and providing the potential for future earnings growth.

As another consideration, by framing a longer-term plan for the timing and pace of a reduction in asset purchases, the U.S. Federal Reserve has provided additional guidance on its policy. It also indicated that the Federal Reserve Funds rate would remain low for longer than previously anticipated, which means that the Federal Reserve will not change its accommodative monetary stance anytime soon. These announcements came on the heels of the recent budget deal in Washington. Taken together, the impact of these developments is to provide the global financial markets with more certainty — typically well received by investors.

The Portfolio is positioned to be slightly overweight equities, as the managers believe conditions are favorable for further appreciation in stocks and support a higher-than-normal risk premium relative to bonds. Based on more attractive fundamentals and valuations, the Portfolio’s modest tilt toward select non-U.S. regions remains.

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Government Securities	30.4%
Financials	8.1
Exchange Traded Funds	7.3
Information Technology	5.7
Consumer Discretionary	5.1
Health Care	4.9
Industrials	4.8
Consumer Staples	4.2
Energy	3.8
Materials	2.1
Telecommunication Services	1.4
Utilities	1.3
Cash and Other	20.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,096.15	$6.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.1%)
Auto Components (0.3%)
Aisin Seiki Co., Ltd.	2,800	$113,532
BorgWarner, Inc.	4,960	277,314
Bridgestone Corp.	9,500	359,035
Cie Generale des Etablissements Michelin	2,727	289,806
Continental AG	1,603	351,516
Delphi Automotive plc	6,133	368,777
Denso Corp.	7,100	374,181
GKN plc	23,881	147,624
Goodyear Tire & Rubber Co.	5,300	126,405
Johnson Controls, Inc.	14,895	764,114
Koito Manufacturing Co., Ltd.	1,000	19,058
NGK Spark Plug Co., Ltd.	3,000	70,933
NHK Spring Co., Ltd.	2,000	22,524
NOK Corp.	1,400	22,866
Nokian Renkaat Oyj	1,648	79,056
Pirelli & C. S.p.A.	3,464	59,949
Stanley Electric Co., Ltd.	2,100	48,018
Sumitomo Rubber Industries Ltd.	2,500	35,467
Toyoda Gosei Co., Ltd.	900	20,913
Toyota Boshoku Corp.	900	11,221
Toyota Industries Corp.	2,400	108,138
Valeo S.A.	1,100	121,712
Yokohama Rubber Co., Ltd.	2,000	19,618

		3,811,777

Automobiles (0.8%)
Bayerische Motoren Werke (BMW) AG	4,823	565,435
Bayerische Motoren Werke (BMW) AG (Preference)	787	67,223
Daihatsu Motor Co., Ltd.	3,000	50,765
Daimler AG (Registered)	14,020	1,213,172
Fiat S.p.A.*	12,749	104,268
Ford Motor Co.	86,040	1,327,597
Fuji Heavy Industries Ltd.	9,000	257,668
General Motors Co.*	24,829	1,014,761
Harley-Davidson, Inc.	4,800	332,352
Honda Motor Co., Ltd.	23,806	978,824
Isuzu Motors Ltd.	17,000	105,574
Mazda Motor Corp.*	39,000	201,462
Mitsubishi Motors Corp.*	5,700	61,108
Nissan Motor Co., Ltd.	36,200	303,872
Porsche Automobil Holding SE (Preference)	2,231	232,215
Renault S.A.	2,800	225,147
Suzuki Motor Corp.	5,300	142,327
Toyota Motor Corp.	40,171	2,448,940
Volkswagen AG	430	116,477
Volkswagen AG (Preference)	2,107	591,749
Yamaha Motor Co., Ltd.	4,000	59,899

		10,400,835

Distributors (0.0%)
Genuine Parts Co.	3,385	281,598
Jardine Cycle & Carriage Ltd.	1,467	41,792

		323,390

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	1,100	$44,131
H&R Block, Inc.	5,870	170,465

		214,596

Hotels, Restaurants & Leisure (0.7%)
Accor S.A	2,320	109,473
Carnival Corp	9,555	383,824
Carnival plc	2,674	110,745
Chipotle Mexican Grill, Inc.*	711	378,807
Compass Group plc	26,337	422,171
Crown Resorts Ltd.	5,835	87,790
Darden Restaurants, Inc.	2,815	153,052
Echo Entertainment Group Ltd.	11,424	25,093
Flight Centre Travel Group Ltd.	805	34,178
Galaxy Entertainment Group Ltd.*	30,690	275,265
Genting Singapore plc	89,000	105,436
InterContinental Hotels Group plc	3,828	127,604
International Game Technology	5,420	98,427
Marriott International, Inc., Class A	4,870	240,383
McDonald’s Corp.	21,695	2,105,066
McDonald’s Holdings Co. Japan Ltd.	1,008	25,719
MGM China Holdings Ltd.	13,836	59,060
Oriental Land Co., Ltd.	800	115,241
Sands China Ltd.	35,213	287,678
Shangri-La Asia Ltd.	22,000	42,897
SJM Holdings Ltd.	28,293	94,866
Sodexo S.A.	1,374	139,195
Starbucks Corp.	16,465	1,290,691
Starwood Hotels & Resorts Worldwide, Inc.	4,150	329,718
Tabcorp Holdings Ltd.	10,849	35,164
Tatts Group Ltd.	20,430	56,550
TUI Travel plc	6,513	44,554
Whitbread plc	2,627	163,175
William Hill plc	12,622	84,003
Wyndham Worldwide Corp.	2,850	210,017
Wynn Macau Ltd.	22,667	102,749
Wynn Resorts Ltd.	1,745	338,896
Yum! Brands, Inc.	9,730	735,685

		8,813,172

Household Durables (0.2%)
Casio Computer Co., Ltd.	3,200	39,107
D.R. Horton, Inc.*	6,185	138,049
Electrolux AB	3,504	91,797
Garmin Ltd.	2,680	123,870
Harman International Industries, Inc.	1,450	118,682
Husqvarna AB, Class B	5,884	35,422
Iida Group Holdings Co., Ltd.*	1,928	38,483
Leggett & Platt, Inc.	3,005	92,975
Lennar Corp., Class A	3,575	141,427
Mohawk Industries, Inc.*	1,350	201,015
Newell Rubbermaid, Inc.	6,260	202,887
Panasonic Corp.	32,100	373,093
Persimmon plc*	4,426	90,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

PulteGroup, Inc.	7,435	$151,451
Rinnai Corp.	500	38,885
Sekisui Chemical Co., Ltd.	6,000	73,497
Sekisui House Ltd.	7,000	97,712
Sharp Corp.*	20,000	63,432
Sony Corp.	14,700	254,887
Whirlpool Corp.	1,765	276,858

		2,644,338

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	8,146	3,248,543
Expedia, Inc.	2,227	155,133
Netflix, Inc.*	1,328	488,930
priceline.com, Inc.*	1,179	1,370,470
Rakuten, Inc.	10,592	157,306
TripAdvisor, Inc.*	2,457	203,513

		5,623,895

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	2,525	138,900
Mattel, Inc.	7,310	347,810
Namco Bandai Holdings, Inc.	2,600	57,624
Nikon Corp.	5,000	95,385
Sankyo Co., Ltd.	800	36,844
Sega Sammy Holdings, Inc.	2,700	68,635
Shimano, Inc.	1,200	102,896
Yamaha Corp.	2,300	36,451

		884,545

Media (1.2%)
Axel Springer SE	577	37,070
British Sky Broadcasting Group plc	15,070	210,622
Cablevision Systems Corp. -New York Group, Class A	4,580	82,119
CBS Corp. (Non-Voting), Class B	12,195	777,309
Comcast Corp., Class A	56,860	2,954,730
Dentsu, Inc.	3,137	128,089
DIRECTV*	10,605	732,699
Discovery Communications, Inc., Class A*	4,905	443,510
Eutelsat Communications S.A.	2,084	64,980
Gannett Co., Inc.	4,950	146,421
Graham Holdings Co., Class B*	91	60,362
Hakuhodo DY Holdings, Inc.	3,390	26,235
Interpublic Group of Cos., Inc.	9,035	159,920
ITV plc	54,407	174,785
J.C. Decaux S.A.	971	40,034
Kabel Deutschland Holding AG	323	41,867
Lagardere S.C.A.	1,624	60,366
News Corp., Class A*	10,786	194,364
Omnicom Group, Inc.	5,580	414,985
Pearson plc	11,920	264,699
ProSiebenSat.1 Media AG (Registered) .	2,709	134,164
Publicis Groupe S.A.	2,637	241,280
REA Group Ltd.	768	25,894
Reed Elsevier N.V.	10,113	214,252
Reed Elsevier plc	17,148	255,282

RTL Group S.A.	564	$72,880
Scripps Networks Interactive, Inc., Class A	2,345	202,631
SES S.A. (FDR)	4,426	143,271
Singapore Press Holdings Ltd.	23,000	75,090
Sky Deutschland AG*	6,388	70,304
Telenet Group Holding N.V.	753	44,932
Time Warner Cable, Inc.	6,150	833,325
Time Warner, Inc.	19,695	1,373,135
Toho Co., Ltd.	1,600	35,142
Twenty-First Century Fox, Inc., Class A	42,735	1,503,417
Viacom, Inc., Class B	8,900	777,326
Walt Disney Co.	35,606	2,720,298
Wolters Kluwer N.V.	4,397	125,486
WPP plc	19,445	444,359

		16,307,634

Multiline Retail (0.2%)
Dollar General Corp.*	6,410	386,651
Dollar Tree, Inc.*	4,470	252,197
Don Quijote Holdings Co., Ltd.	800	48,390
Family Dollar Stores, Inc.	2,110	137,087
Harvey Norman Holdings Ltd.	7,736	21,828
Isetan Mitsukoshi Holdings Ltd.	5,100	72,401
J. Front Retailing Co., Ltd.	7,000	52,910
Kohl’s Corp.	4,350	246,863
Macy’s, Inc.	8,060	430,404
Marks & Spencer Group plc	23,535	168,596
Marui Group Co., Ltd.	3,200	32,453
Next plc	2,292	206,851
Nordstrom, Inc.	3,080	190,344
Takashimaya Co., Ltd.	3,000	29,826
Target Corp.	13,800	873,126

		3,149,927

Specialty Retail (0.7%)
ABC-Mart, Inc.	400	17,453
AutoNation, Inc.*	1,410	70,063
AutoZone, Inc.*	755	360,845
Bed Bath & Beyond, Inc.*	4,715	378,614
Best Buy Co., Inc.	5,885	234,694
CarMax, Inc.*	4,860	228,517
Fast Retailing Co., Ltd.	800	329,693
GameStop Corp., Class A	2,485	122,411
Gap, Inc.	5,745	224,515
Hennes & Mauritz AB, Class B	13,829	636,854
Home Depot, Inc.	30,685	2,526,603
Inditex S.A.	3,178	523,763
Kingfisher plc	34,561	220,169
L Brands, Inc.	5,255	325,022
Lowe’s Cos., Inc.	22,815	1,130,483
Nitori Holdings Co., Ltd.	500	47,336
O’Reilly Automotive, Inc.*	2,315	297,964
PetSmart, Inc.	2,240	162,960
Ross Stores, Inc.	4,740	355,168
Sanrio Co., Ltd.	700	29,413
Shimamura Co., Ltd.	400	37,451
Staples, Inc.	14,320	227,545
Tiffany & Co.	2,450	227,311
TJX Cos., Inc.	15,470	985,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Urban Outfitters, Inc.*	2,310	$85,701
USS Co., Ltd.	3,190	43,741
Yamada Denki Co., Ltd.	13,370	43,674

		9,873,866

Textiles, Apparel & Luxury Goods (0.5%)
Adidas AG	3,048	388,452
Asics Corp.	2,000	34,090
Burberry Group plc	6,454	162,022
Christian Dior S.A.	794	150,028
Cie Financiere Richemont S.A. (Registered), Class A	7,603	756,848
Coach, Inc.	6,100	342,393
Fossil Group, Inc.*	1,106	132,654
Hugo Boss AG	462	65,782
Kering	1,103	233,148
Li & Fung Ltd.	84,000	108,327
Luxottica Group S.p.A.	2,432	130,315
LVMH Moet Hennessy Louis Vuitton S.A.	3,699	674,763
Michael Kors Holdings Ltd.*	3,863	313,637
NIKE, Inc., Class B	16,260	1,278,686
PVH Corp.	1,752	238,307
Ralph Lauren Corp.	1,329	234,662
Swatch Group AG	450	297,377
Swatch Group AG (Registered)	633	71,244
VF Corp.	7,620	475,031
Yue Yuen Industrial Holdings Ltd.	10,500	35,071

		6,122,837

Total Consumer Discretionary		68,170,812

Consumer Staples (4.2%)
Beverages (0.9%)
Anheuser-Busch InBev N.V	11,705	1,244,085
Asahi Group Holdings Ltd.	5,700	160,429
Beam, Inc.	3,555	241,953
Brown-Forman Corp., Class B	3,542	267,669
Carlsberg A/S, Class B	1,558	172,385
Coca-Cola Amatil Ltd.	8,341	89,596
Coca-Cola Co.	82,780	3,419,642
Coca-Cola Enterprises, Inc.	5,265	232,345
Coca-Cola HBC AG (CDI)*	2,914	85,024
Coca-Cola West Co., Ltd.	900	19,032
Constellation Brands, Inc., Class A*	3,600	253,368
Diageo plc	36,573	1,211,261
Dr. Pepper Snapple Group, Inc.	4,320	210,471
Heineken Holding N.V	1,469	92,931
Heineken N.V	3,356	226,595
Kirin Holdings Co., Ltd.	12,000	172,405
Molson Coors Brewing Co., Class B	3,455	193,998
Monster Beverage Corp.*	2,930	198,566
PepsiCo, Inc.	33,450	2,774,343
Pernod-Ricard S.A.	3,092	352,246
Remy Cointreau S.A.	371	31,128
SABMiller plc	14,012	719,530
Suntory Beverage & Food Ltd.	1,800	57,345
Treasury Wine Estates Ltd.	9,426	40,568

		12,466,915

Food & Staples Retailing (0.9%)
Aeon Co., Ltd.	8,800	$119,077
Carrefour S.A.	8,963	355,239
Casino Guichard Perrachon S.A.	823	94,844
Colruyt S.A.	1,105	61,688
Costco Wholesale Corp.	9,575	1,139,521
CVS Caremark Corp.	26,010	1,861,536
Delhaize Group S.A.	1,487	88,373
Distribuidora Internacional de Alimentacion S.A.	8,905	79,629
FamilyMart Co., Ltd.	900	41,064
J Sainsbury plc	17,996	108,772
Jeronimo Martins SGPS S.A.	3,666	71,691
Koninklijke Ahold N.V	14,681	263,566
Kroger Co.	11,305	446,887
Lawson, Inc.	1,000	74,732
Metcash Ltd.	12,827	36,192
Metro AG	1,889	91,474
Olam International Ltd.	21,000	25,544
Safeway, Inc.	5,380	175,226
Seven & I Holdings Co., Ltd.	11,000	436,616
Sysco Corp.	12,650	456,665
Tesco plc	117,708	651,710
Walgreen Co.	18,955	1,088,775
Wal-Mart Stores, Inc.	35,301	2,777,836
Wesfarmers Ltd.	14,481	569,441
Whole Foods Market, Inc.	8,140	470,736
WM Morrison Supermarkets plc	32,287	139,545
Woolworths Ltd.	18,210	550,391

		12,276,770

Food Products (1.0%)
Ajinomoto Co., Inc.	8,466	122,355
Archer-Daniels-Midland Co.	14,275	619,535
Aryzta AG*	1,271	97,457
Associated British Foods plc	5,189	210,092
Barry Callebaut AG (Registered)*	32	40,105
Calbee, Inc.	1,057	25,645
Campbell Soup Co.	3,840	166,195
ConAgra Foods, Inc.	9,165	308,860
Danone S.A.	8,272	595,391
General Mills, Inc.	13,835	690,505
Golden Agri-Resources Ltd.	102,000	44,051
Hershey Co.	3,325	323,290
Hormel Foods Corp.	2,895	130,767
J.M. Smucker Co.	2,260	234,181
Kellogg Co.	5,580	340,771
Kerry Group plc, Class A	2,176	151,157
Kikkoman Corp.	2,000	37,717
Kraft Foods Group, Inc.	12,935	697,455
Lindt & Spruengli AG	13	58,599
Lindt & Spruengli AG (Registered)	2	107,841
McCormick & Co., Inc. (Non-Voting)	2,850	196,422
Mead Johnson Nutrition Co.	4,455	373,151
MEIJI Holdings Co., Ltd.	900	57,772
Mondelez International, Inc., Class A	38,205	1,348,637
Nestle S.A. (Registered)	46,970	3,438,306
Nippon Meat Packers, Inc.	2,000	34,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nisshin Seifun Group, Inc.	2,700	$27,869
Nissin Foods Holdings Co., Ltd.	900	37,945
Orkla ASA	11,130	86,834
Suedzucker AG	1,190	32,120
Tate & Lyle plc	6,793	91,003
Toyo Suisan Kaisha Ltd.	1,000	30,007
Tyson Foods, Inc., Class A	5,830	195,072
Unilever N.V. (CVA)	23,727	955,572
Unilever plc	18,694	768,336
Wilmar International Ltd.	28,000	75,883
Yakult Honsha Co., Ltd.	1,300	65,549
Yamazaki Baking Co., Ltd.	842	8,627

		12,825,373

Household Products (0.7%)
Clorox Co.	2,795	259,264
Colgate-Palmolive Co.	19,210	1,252,684
Henkel AG & Co. KGaA	1,892	196,878
Henkel AG & Co. KGaA (Preference)	2,595	300,982
Kimberly-Clark Corp.	8,320	869,107
Procter & Gamble Co.	59,350	4,831,684
Reckitt Benckiser Group plc	9,420	747,662
Svenska Cellulosa AB S.C.A., Class B	8,542	262,959
Unicharm Corp.	1,700	96,857

		8,818,077

Personal Products (0.1%)
Avon Products, Inc.	9,390	161,696
Beiersdorf AG	1,469	148,819
Estee Lauder Cos., Inc., Class A	5,590	421,039
Kao Corp.	7,500	235,733
L’Oreal S.A.	3,523	618,910
Shiseido Co., Ltd.	5,200	83,498

		1,669,695

Tobacco (0.6%)
Altria Group, Inc.	43,545	1,671,692
British American Tobacco plc	27,716	1,486,122
Imperial Tobacco Group plc	14,119	546,633
Japan Tobacco, Inc.	16,022	520,323
Lorillard, Inc.	7,975	404,173
Philip Morris International, Inc.	35,005	3,049,986
Reynolds American, Inc.	6,825	341,182
Swedish Match AB	2,942	94,547

		8,114,658

Total Consumer Staples		56,171,488

Energy (3.8%)
Energy Equipment & Services (0.6%)
Aker Solutions ASA	2,394	42,786
AMEC plc	4,332	78,049
Baker Hughes, Inc.	9,655	533,535
Cameron International Corp.*	5,130	305,389
CGG S.A.*	2,318	40,116
Diamond Offshore Drilling, Inc.	1,480	84,242
Ensco plc, Class A	5,030	287,615
FMC Technologies, Inc.*	5,120	267,315
Fugro N.V. (CVA)	1,026	61,138
Halliburton Co.	18,515	939,636

Helmerich & Payne, Inc.	2,380	$200,110
Nabors Industries Ltd.	5,630	95,654
National Oilwell Varco, Inc.	9,310	740,424
Noble Corp. plc	5,495	205,898
Petrofac Ltd.	3,778	76,576
Rowan Cos., plc, Class A*	2,690	95,118
Saipem S.p.A.	3,856	82,541
Schlumberger Ltd.	28,700	2,586,157
Seadrill Ltd.	5,468	223,217
Subsea 7 S.A.	3,842	73,542
Technip S.A.	1,482	142,430
Tenaris S.A.	6,878	150,258
Transocean Ltd.	12,578	617,808
WorleyParsons Ltd.	3,014	44,674

		7,974,228

Oil, Gas & Consumable Fuels (3.2%)
Anadarko Petroleum Corp.	11,005	872,917
Apache Corp.	8,735	750,686
BG Group plc	49,589	1,065,467
BP plc	274,545	2,218,835
Cabot Oil & Gas Corp.	9,140	354,266
Caltex Australia Ltd.	1,966	35,197
Chesapeake Energy Corp.	11,010	298,811
Chevron Corp.	42,030	5,249,967
ConocoPhillips Co.	26,770	1,891,300
CONSOL Energy, Inc.	4,960	188,678
Delek Group Ltd.	60	22,915
Denbury Resources, Inc.*	7,910	129,961
Devon Energy Corp.	8,310	514,140
Eni S.p.A.	37,052	891,508
EOG Resources, Inc.	6,005	1,007,879
EQT Corp.	3,335	299,416
Exxon Mobil Corp.	95,373	9,651,748
Galp Energia SGPS S.A., Class B	5,054	82,842
Hess Corp.	6,220	516,260
Idemitsu Kosan Co., Ltd.	1,600	36,357
INPEX Corp.	12,779	163,575
Japan Petroleum Exploration Co.	400	15,136
JX Holdings, Inc.	32,000	164,391
Kinder Morgan, Inc.	14,630	526,680
Lundin Petroleum AB*	3,241	63,189
Marathon Oil Corp.	15,170	535,501
Marathon Petroleum Corp.	6,530	598,997
Murphy Oil Corp.	3,855	250,112
Neste Oil Oyj	1,867	36,908
Newfield Exploration Co.*	2,905	71,550
Noble Energy, Inc.	7,800	531,258
Occidental Petroleum Corp.	17,555	1,669,480
OMV AG	2,145	102,661
Origin Energy Ltd.	15,993	200,922
Peabody Energy Corp.	5,825	113,762
Phillips 66	13,110	1,011,174
Pioneer Natural Resources Co.	3,180	585,343
QEP Resources, Inc.	3,820	117,083
Range Resources Corp.	3,535	298,036
Repsol S.A.	12,331	310,776
Royal Dutch Shell plc, Class A	55,662	1,993,713
Royal Dutch Shell plc, Class B	36,594	1,381,631
Santos Ltd.	14,093	184,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Showa Shell Sekiyu KK	2,700	$27,382
Southwestern Energy Co.*	7,600	298,908
Spectra Energy Corp.	14,570	518,983
Statoil ASA	16,255	393,960
Tesoro Corp.	2,855	167,018
TonenGeneral Sekiyu KK	4,000	36,654
Total S.A.	31,156	1,908,614
Tullow Oil plc	13,247	187,556
Valero Energy Corp.	11,735	591,444
Williams Cos., Inc.	14,850	572,765
Woodside Petroleum Ltd.	9,600	333,445
WPX Energy, Inc.*	4,320	88,042

		42,129,898

Total Energy		50,104,126

Financials (8.1%)
Capital Markets (0.9%)
3i Group plc	14,151	90,242
Aberdeen Asset Management plc	13,973	115,693
Ameriprise Financial, Inc.	4,230	486,661
Bank of New York Mellon Corp.	25,010	873,849
BlackRock, Inc.	2,775	878,204
Charles Schwab Corp.	25,260	656,760
Credit Suisse Group AG (Registered)*	22,060	674,375
Daiwa Securities Group, Inc.	24,000	239,294
Deutsche Bank AG (Registered)	14,849	708,333
E*TRADE Financial Corp.*	6,225	122,259
Franklin Resources, Inc.	8,835	510,045
Goldman Sachs Group, Inc.	9,270	1,643,200
Hargreaves Lansdown plc	3,109	69,709
ICAP plc	8,016	59,946
Invesco Ltd.	9,640	350,896
Investec plc	8,423	61,037
Julius Baer Group Ltd.*	3,260	156,559
Legg Mason, Inc.	2,255	98,047
Macquarie Group Ltd.	4,206	206,421
Mediobanca S.p.A.*	7,525	65,840
Morgan Stanley	30,140	945,190
Nomura Holdings, Inc.	52,800	405,614
Northern Trust Corp.	4,900	303,261
Partners Group Holding AG	253	67,472
SBI Holdings, Inc.	2,944	44,449
Schroders plc	1,482	63,758
State Street Corp.	9,575	702,709
T. Rowe Price Group, Inc.	5,695	477,070
UBS AG (Registered)*	53,125	1,007,651

		12,084,544

Commercial Banks (2.7%)
Aozora Bank Ltd.	15,000	42,446
Australia & New Zealand Banking Group Ltd.	39,961	1,150,004
Banca Monte dei Paschi di Siena S.p.A.*	93,578	22,580
Banco Bilbao Vizcaya Argentaria S.A.	84,392	1,038,846
Banco de Sabadell S.A.	49,500	129,112

Banco Espirito Santo S.A. (Registered)*	26,334	$37,641
Banco Popular Espanol S.A.*	18,718	112,915
Banco Santander S.A.	165,498	1,481,257
Bank Hapoalim B.M.	15,363	86,063
Bank Leumi Le-Israel B.M.*	18,243	74,506
Bank of East Asia Ltd.	18,000	76,254
Bank of Ireland*	307,219	106,506
Bank of Kyoto Ltd.	4,415	36,809
Bank of Queensland Ltd.	4,658	50,575
Bank of Yokohama Ltd.	17,000	94,597
Bankia S.A.*	58,713	99,672
Barclays plc	222,577	1,002,343
BB&T Corp.	15,315	571,556
Bendigo and Adelaide Bank Ltd.	6,001	62,960
BNP Paribas S.A.	15,254	1,188,796
BOC Hong Kong Holdings Ltd.	53,500	171,450
CaixaBank S.A.	25,290	131,790
Chiba Bank Ltd.	10,000	67,325
Chugoku Bank Ltd.	2,475	31,399
Comerica, Inc.	3,970	188,734
Commerzbank AG*	14,095	227,063
Commonwealth Bank of Australia	23,478	1,630,961
Credit Agricole S.A.*	18,978	242,935
Danske Bank A/S*	9,549	219,058
DBS Group Holdings Ltd.	25,000	338,761
DNB ASA	14,234	254,627
Erste Group Bank AG	3,756	130,883
Fifth Third Bancorp	19,175	403,250
Fukuoka Financial Group, Inc.	11,000	48,153
Gunma Bank Ltd.	5,000	27,870
Hachijuni Bank Ltd.	6,000	34,925
Hang Seng Bank Ltd.	11,100	179,935
Hiroshima Bank Ltd.	7,000	28,915
Hokuhoku Financial Group, Inc.	16,000	31,906
HSBC Holdings plc	271,726	2,980,566
Huntington Bancshares, Inc./Ohio	18,105	174,713
Intesa Sanpaolo S.p.A.	169,336	417,922
Iyo Bank Ltd.	3,000	29,370
Joyo Bank Ltd.	9,000	45,893
KBC Groep N.V.	3,644	206,788
KeyCorp.	19,500	261,690
Lloyds Banking Group plc*	727,632	950,443
M&T Bank Corp.	2,840	330,633
Mitsubishi UFJ Financial Group, Inc.	185,662	1,223,525
Mizrahi Tefahot Bank Ltd.	1,833	23,990
Mizuho Financial Group, Inc.	334,700	724,638
National Australia Bank Ltd.	34,212	1,063,983
Natixis S.A.	23,725	139,497
Nishi-Nippon City Bank Ltd.	9,000	24,186
Nordea Bank AB	44,241	596,016
Oversea-Chinese Banking Corp., Ltd.	37,000	299,061
PNC Financial Services Group, Inc.	11,650	903,807
Raiffeisen Bank International AG	712	25,095

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Regions Financial Corp.	30,010	$296,799
Resona Holdings, Inc.	27,000	137,423
Royal Bank of Scotland Group plc*	31,427	175,952
Seven Bank Ltd.	8,673	33,849
Shinsei Bank Ltd.	24,000	58,570
Shizuoka Bank Ltd.	8,000	85,234
Skandinaviska Enskilda Banken AB, Class A	22,124	291,691
Societe Generale S.A.	11,458	665,504
Standard Chartered plc	35,300	794,989
Sumitomo Mitsui Financial Group, Inc.	18,600	957,288
Sumitomo Mitsui Trust Holdings, Inc.	48,000	252,512
SunTrust Banks, Inc.	11,670	429,573
Suruga Bank Ltd.	3,000	53,727
Svenska Handelsbanken AB, Class A	7,268	357,080
Swedbank AB, Class A	13,190	371,182
U.S. Bancorp/Minnesota	39,795	1,607,718
UniCredit S.p.A.	63,240	468,056
Unione di Banche Italiane S.c.p.A.	12,477	84,725
United Overseas Bank Ltd.	19,000	319,791
Wells Fargo & Co.	104,580	4,747,932
Westpac Banking Corp.	45,206	1,307,001
Yamaguchi Financial Group, Inc.	3,092	28,598
Zions Bancorp	4,020	120,439

		35,922,827

Consumer Finance (0.3%)
Acom Co., Ltd.*	5,810	19,696
AEON Financial Service Co., Ltd.	1,000	26,778
American Express Co.	20,085	1,822,312
Capital One Financial Corp.	12,572	963,141
Credit Saison Co., Ltd.	2,300	60,410
Discover Financial Services	10,440	584,118
SLM Corp.	9,510	249,923

		3,726,378

Diversified Financial Services (1.3%)
ASX Ltd.	2,820	92,561
Bank of America Corp.	232,744	3,623,824
Citigroup, Inc.	66,130	3,446,034
CME Group, Inc./Illinois	6,880	539,805
Deutsche Boerse AG	2,811	232,799
Eurazeo S.A.	1,178	92,340
Exor S.p.A.	1,435	57,072
First Pacific Co., Ltd.	34,610	39,367
Groupe Bruxelles Lambert S.A.	1,176	107,957
Hong Kong Exchanges and Clearing Ltd.	16,000	266,794
Industrivarden AB, Class C	1,795	34,132
ING Groep N.V. (CVA)*	55,904	776,762
IntercontinentalExchange Group, Inc.	2,560	575,795
Investment AB Kinnevik, Class B	3,257	150,853

Investor AB, Class B	6,634	$228,255
Japan Exchange Group, Inc.	3,599	102,150
JPMorgan Chase & Co.	81,980	4,794,190
Leucadia National Corp.	6,745	191,153
London Stock Exchange Group plc	2,567	73,667
McGraw Hill Financial, Inc.	5,860	458,252
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,480	51,938
Moody’s Corp.	4,115	322,904
NASDAQ OMX Group, Inc.	2,445	97,311
ORIX Corp.	18,450	323,589
Pargesa Holding S.A.	394	31,757
Pohjola Bank plc, Class A	2,018	40,588
Singapore Exchange Ltd.	12,076	69,473
Wendel S.A.	854	124,475

		16,945,797

Insurance (1.9%)
ACE Ltd.	7,455	771,816
Admiral Group plc	2,793	60,588
Aegon N.V.	26,152	246,876
Aflac, Inc.	10,120	676,016
Ageas	2,483	105,721
AIA Group Ltd.	175,422	880,017
Allianz SE (Registered)	6,641	1,190,881
Allstate Corp.	9,890	539,401
American International Group, Inc.	32,094	1,638,399
AMP Ltd.	42,888	168,114
Aon plc	6,605	554,094
Assicurazioni Generali S.p.A.	17,007	400,081
Assurant, Inc.	1,565	103,869
Aviva plc	42,921	319,624
Baloise Holding AG (Registered)	692	88,124
Berkshire Hathaway, Inc., Class B*	39,320	4,661,779
Chubb Corp.	5,510	532,431
Cincinnati Financial Corp.	3,215	168,370
CNP Assurances S.A.	5,578	114,337
Dai-ichi Life Insurance Co., Ltd.	12,380	206,549
Delta Lloyd N.V.	2,735	67,876
Direct Line Insurance Group plc	16,385	67,723
Genworth Financial, Inc., Class A*	10,725	166,559
Gjensidige Forsikring ASA	2,913	55,568
Hannover Rueck SE	879	75,432
Hartford Financial Services Group, Inc.	9,715	351,974
Insurance Australia Group Ltd.	30,281	157,361
Legal & General Group plc	86,164	317,756
Lincoln National Corp.	5,675	292,944
Loews Corp.	6,675	322,002
Mapfre S.A.	15,698	67,228
Marsh & McLennan Cos., Inc.	11,940	577,418
MetLife, Inc.	24,420	1,316,726
MS&AD Insurance Group Holdings, Inc.	7,400	198,298
Muenchener Rueckversicherungs AG (Registered)	2,613	575,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

NKSJ Holdings, Inc.	5,000	$138,828
Old Mutual plc	71,320	223,332
Principal Financial Group, Inc.	5,975	294,627
Progressive Corp.	12,000	327,240
Prudential Financial, Inc.	10,130	934,189
Prudential plc	37,277	827,167
QBE Insurance Group Ltd.	17,782	182,751
Resolution Ltd.	20,654	121,075
RSA Insurance Group plc	53,256	80,605
Sampo Oyj, Class A	6,105	300,000
SCOR SE	3,856	140,919
Sony Financial Holdings, Inc.	2,534	46,055
Standard Life plc	34,612	206,107
Suncorp Group Ltd.	18,739	219,190
Swiss Life Holding AG (Registered)*	468	97,162
Swiss Reinsurance AG*	5,130	471,853
T&D Holdings, Inc.	8,450	117,872
Tokio Marine Holdings, Inc.	10,100	337,114
Torchmark Corp.	1,962	153,330
Travelers Cos., Inc.	7,995	723,867
Tryg A/S	358	34,627
Unum Group	5,640	197,851
Vienna Insurance Group AG Wiener Versicherung Gruppe	560	27,908
XL Group plc	6,080	193,587
Zurich Insurance Group AG*	2,169	628,537

		25,063,437

Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	8,655	690,842
Apartment Investment & Management Co. (REIT), Class A	3,100	80,321
Ascendas Real Estate Investment Trust (REIT)	29,000	50,557
AvalonBay Communities, Inc. (REIT)	2,665	315,083
Boston Properties, Inc. (REIT)	3,345	335,738
British Land Co. plc (REIT)	13,817	143,917
CapitaCommercial Trust (REIT)	29,000	33,321
CapitaMall Trust (REIT)	35,000	52,835
CFS Retail Property Trust Group (REIT)	30,898	53,660
Corio N.V. (REIT)	1,002	44,903
Dexus Property Group (REIT)	68,065	61,079
Equity Residential (REIT)	7,260	376,576
Federation Centres Ltd. (REIT)	20,793	43,445
Fonciere des Regions (REIT)	1,060	91,505
Gecina S.A. (REIT)	744	98,289
General Growth Properties, Inc. (REIT).	11,710	235,020
Goodman Group (REIT)	25,033	105,725
GPT Group (REIT)	25,175	76,428
Hammerson plc (REIT)	10,383	86,312
HCP, Inc. (REIT)	9,900	359,568
Health Care REIT, Inc. (REIT)	6,290	336,955
Host Hotels & Resorts, Inc. (REIT)	16,495	320,663
ICADE (REIT)	1,133	105,475
Intu Properties plc (REIT)	9,859	50,594

Japan Prime Realty Investment Corp. (REIT)	12	$38,401
Japan Real Estate Investment Corp. (REIT)	18	96,401
Japan Retail Fund Investment Corp. (REIT)	34	69,156
Kimco Realty Corp. (REIT)	8,850	174,787
Klepierre S.A. (REIT)	2,650	122,802
Land Securities Group plc (REIT)	11,438	182,494
Link REIT (REIT)	33,500	162,439
Macerich Co. (REIT)	3,030	178,437
Mirvac Group (REIT)	53,380	80,074
Nippon Building Fund, Inc. (REIT)	22	127,851
Nippon Prologis REIT, Inc. (REIT)	3	28,658
Nomura Real Estate Office Fund, Inc. (REIT)	6	27,861
Plum Creek Timber Co., Inc. (REIT)	3,785	176,040
Prologis, Inc. (REIT)	10,812	399,503
Public Storage (REIT)	3,205	482,417
Segro plc (REIT)	10,810	59,789
Simon Property Group, Inc. (REIT)	6,790	1,033,166
Stockland Corp., Ltd. (REIT)	33,583	108,250
Unibail-Rodamco SE (REIT)	1,417	363,070
United Urban Investment Corp. (REIT)	35	50,285
Ventas, Inc. (REIT)	6,389	365,962
Vornado Realty Trust (REIT)	3,760	333,850
Westfield Group (REIT)	30,002	270,299
Westfield Retail Trust (REIT)	43,636	115,719
Weyerhaeuser Co. (REIT)	12,660	399,676

		9,596,198

Real Estate Management & Development (0.3%)
Aeon Mall Co., Ltd.	1,670	46,797
CapitaLand Ltd.	37,000	88,839
CapitaMalls Asia Ltd.	19,843	30,819
CBRE Group, Inc., Class A*	5,990	157,537
Cheung Kong Holdings Ltd.	20,000	315,696
City Developments Ltd.	5,000	38,036
Daito Trust Construction Co., Ltd.	1,100	102,678
Daiwa House Industry Co., Ltd.	9,000	173,915
Deutsche Wohnen AG	4,335	83,700
Global Logistic Properties Ltd.	45,057	103,185
Hang Lung Properties Ltd.	32,000	101,105
Henderson Land Development Co., Ltd.	14,800	84,456
Hulic Co., Ltd.	3,901	57,602
Hysan Development Co., Ltd.	9,000	38,766
Immofinanz AG*	13,976	64,756
Keppel Land Ltd.	10,000	26,467
Kerry Properties Ltd.	7,000	24,283
Lend Lease Group	7,963	79,207
Mitsubishi Estate Co., Ltd.	18,000	537,556
Mitsui Fudosan Co., Ltd.	12,000	431,298
New World Development Co., Ltd.	33,854	42,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nomura Real Estate Holdings, Inc.	1,836	$41,284
NTT Urban Development Corp.	1,677	19,253
Sino Land Co., Ltd.	42,000	57,413
Sumitomo Realty & Development Co., Ltd.	6,000	297,977
Sun Hung Kai Properties Ltd.	23,000	291,716
Swire Pacific Ltd., Class A	10,000	117,225
Swire Properties Ltd.	17,041	43,073
Swiss Prime Site AG (Registered)*	793	61,383
Tokyo Tatemono Co., Ltd.	6,000	66,546
Tokyu Fudosan Holdings Corp.*	7,653	71,945
UOL Group Ltd.	6,000	29,431
Wharf Holdings Ltd.	22,000	168,242
Wheelock & Co., Ltd.	13,000	59,767

		3,954,695

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	10,340	97,506
People’s United Financial, Inc.	6,910	104,479

		201,985

Total Financials		107,495,861

Health Care (4.9%)
Biotechnology (0.7%)
Actelion Ltd. (Registered)*	1,489	125,773
Alexion Pharmaceuticals, Inc.*	4,250	565,505
Amgen, Inc.	16,481	1,881,471
Biogen Idec, Inc.*	5,210	1,457,498
Celgene Corp.*	9,030	1,525,709
CSL Ltd.	7,095	436,870
Gilead Sciences, Inc.*	33,440	2,513,016
Grifols S.A.	2,173	103,926
Novozymes A/S, Class B	3,293	139,001
Regeneron Pharmaceuticals, Inc.*	1,700	467,908
Vertex Pharmaceuticals, Inc.*	5,073	376,924

		9,593,601

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories	33,650	1,289,804
Baxter International, Inc.	11,830	822,777
Becton, Dickinson and Co.	4,245	469,030
Boston Scientific Corp.*	29,115	349,962
C.R. Bard, Inc.	1,745	233,725
CareFusion Corp.*	4,540	180,783
Cochlear Ltd.	831	43,719
Coloplast A/S, Class B	1,618	107,116
Covidien plc	9,985	679,978
DENTSPLY International, Inc.	3,055	148,106
Edwards Lifesciences Corp.*	2,349	154,470
Elekta AB, Class B	5,368	82,083
Essilor International S.A.	2,982	317,029
Getinge AB, Class B	2,915	99,707
Intuitive Surgical, Inc.*	827	317,634
Medtronic, Inc.	21,740	1,247,659
Olympus Corp.*	3,500	110,673
Smith & Nephew plc	13,092	186,662
Sonova Holding AG (Registered)*	734	98,739

St. Jude Medical, Inc.	6,345	$393,073
Stryker Corp.	6,385	479,769
Sysmex Corp.	1,100	64,866
Terumo Corp.	2,200	105,916
Varian Medical Systems, Inc.*	2,270	176,356
William Demant Holding A/S*	372	36,152
Zimmer Holdings, Inc.	3,770	351,326

		8,547,114

Health Care Providers & Services (0.6%)
Aetna, Inc.	7,967	546,457
Alfresa Holdings Corp.	600	29,741
AmerisourceBergen Corp.	4,985	350,495
Cardinal Health, Inc.	7,470	499,071
Celesio AG	1,239	39,203
Cigna Corp.	5,985	523,568
DaVita HealthCare Partners, Inc.*	3,810	241,440
Express Scripts Holding Co.*	17,539	1,231,939
Fresenius Medical Care AG & Co. KGaA	3,142	223,600
Fresenius SE & Co. KGaA	1,823	279,882
Humana, Inc.	3,420	353,012
Laboratory Corp. of America Holdings*	1,915	174,974
McKesson Corp.	4,995	806,193
Medipal Holdings Corp.	1,900	25,042
Miraca Holdings, Inc.	800	37,679
Patterson Cos., Inc.	1,725	71,070
Quest Diagnostics, Inc.	3,185	170,525
Ramsay Health Care Ltd.	1,913	73,893
Ryman Healthcare Ltd.	5,435	35,087
Sonic Healthcare Ltd.	5,536	81,957
Suzuken Co., Ltd.	1,000	32,333
Tenet Healthcare Corp.*	2,142	90,221
UnitedHealth Group, Inc.	21,985	1,655,470
WellPoint, Inc.	6,435	594,530

		8,167,382

Health Care Technology (0.0%)
Cerner Corp.*	6,400	356,736
M3, Inc.	11	27,524

		384,260

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	7,180	410,624
Life Technologies Corp.*	3,740	283,492
Lonza Group AG (Registered)*	771	73,120
PerkinElmer, Inc.	2,370	97,715
QIAGEN N.V.*	3,446	80,283
Thermo Fisher Scientific, Inc.	7,865	875,768
Waters Corp.*	1,915	191,500

		2,012,502

Pharmaceuticals (2.8%)
AbbVie, Inc.	34,670	1,830,923
Actavis plc*	3,855	647,640
Allergan, Inc.	6,530	725,352
Astellas Pharma, Inc.	6,400	378,615
AstraZeneca plc	18,244	1,079,898
Bayer AG (Registered)	12,045	1,689,343
Bristol-Myers Squibb Co.	35,855	1,905,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Chugai Pharmaceutical Co., Ltd.	3,300	$72,856
Daiichi Sankyo Co., Ltd.	9,800	178,952
Dainippon Sumitomo Pharma Co., Ltd.	2,300	35,927
Eisai Co., Ltd.	3,700	143,173
Eli Lilly and Co.	21,620	1,102,620
Forest Laboratories, Inc.*	5,190	311,556
GlaxoSmithKline plc	71,351	1,904,047
Hisamitsu Pharmaceutical Co., Inc.	900	45,295
Hospira, Inc.*	3,570	147,370
Johnson & Johnson	61,590	5,641,028
Kyowa Hakko Kirin Co., Ltd.	3,000	33,017
Merck & Co., Inc.	63,760	3,191,188
Merck KGaA	942	168,792
Mitsubishi Tanabe Pharma Corp.	3,000	41,762
Mylan, Inc.*	8,315	360,871
Novartis AG (Registered)	33,504	2,674,160
Novo Nordisk A/S, Class B	5,801	1,063,334
Ono Pharmaceutical Co., Ltd.	1,200	104,947
Orion Oyj, Class B	1,443	40,536
Otsuka Holdings Co., Ltd.	5,281	152,447
Perrigo Co. plc	3,345	513,256
Pfizer, Inc.	141,374	4,330,286
Roche Holding AG	10,233	2,858,655
Sanofi S.A.	17,392	1,845,187
Santen Pharmaceutical Co., Ltd.	1,100	51,234
Shionogi & Co., Ltd.	4,300	93,097
Shire plc	8,058	380,561
Taisho Pharmaceutical Holdings Co., Ltd.	460	31,581
Takeda Pharmaceutical Co., Ltd.	11,500	526,897
Teva Pharmaceutical Industries Ltd.	12,379	494,875
Tsumura & Co.	900	23,827
UCB S.A.	1,603	119,392
Zoetis, Inc.	10,888	355,929

		37,296,119

Total Health Care		66,000,978

Industrials (4.8%)
Aerospace & Defense (0.9%)
Airbus Group N.V.	8,601	660,366
BAE Systems plc	47,044	338,876
Boeing Co.	15,135	2,065,776
Cobham plc	15,709	71,407
Finmeccanica S.p.A.*	5,894	44,637
General Dynamics Corp.	7,325	699,904
Honeywell International, Inc.	17,150	1,566,995
L-3 Communications Holdings, Inc.	1,980	211,583
Lockheed Martin Corp.	5,940	883,040
Meggitt plc	11,502	100,471
Northrop Grumman Corp.	4,860	557,005
Precision Castparts Corp.	3,215	865,799
Raytheon Co.	6,970	632,179
Rockwell Collins, Inc.	2,895	213,998
Rolls-Royce Holdings plc*	27,386	578,211

Rolls-Royce Holdings plc (Preference)*†(b)	1,807,978	$2,994
Safran S.A.	3,949	274,403
Singapore Technologies Engineering Ltd.	22,000	69,036
Textron, Inc.	6,045	222,214
Thales S.A.	1,327	85,436
United Technologies Corp.	18,475	2,102,455
Zodiac Aerospace	497	88,029

		12,334,814

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	3,310	193,106
Deutsche Post AG (Registered)	13,207	481,475
Expeditors International of Washington, Inc.	4,395	194,479
FedEx Corp.	6,545	940,975
Kerry Logistics Network Ltd.*	3,500	4,974
TNT Express N.V.	5,159	47,892
Toll Holdings Ltd.	9,922	50,321
United Parcel Service, Inc., Class B	15,655	1,645,027
Yamato Holdings Co., Ltd.	5,400	109,015

		3,667,264

Airlines (0.1%)
ANA Holdings, Inc.	16,000	31,906
Cathay Pacific Airways Ltd.	17,060	36,081
Delta Air Lines, Inc.	18,638	511,986
Deutsche Lufthansa AG (Registered)*	3,350	71,064
easyJet plc	2,310	58,756
International Consolidated Airlines Group S.A.*	13,840	92,133
Japan Airlines Co., Ltd.	872	42,975
Qantas Airways Ltd.*	15,999	15,643
Ryanair Holdings plc (ADR)*	210	9,855
Singapore Airlines Ltd.	8,000	65,993
Southwest Airlines Co.	15,175	285,897

		1,222,289

Building Products (0.1%)
Allegion plc*	1,938	85,655
Asahi Glass Co., Ltd.	14,000	86,943
Assa Abloy AB, Class B	4,867	257,128
Cie de Saint-Gobain S.A.	6,040	332,161
Daikin Industries Ltd.	3,500	217,691
Geberit AG (Registered)*	551	167,082
LIXIL Group Corp.	3,900	106,768
Masco Corp.	7,720	175,784
TOTO Ltd.	4,000	63,318

		1,492,530

Commercial Services & Supplies (0.2%)
ADT Corp.	4,325	175,033
Aggreko plc	3,919	110,908
Babcock International Group plc	5,274	118,339
Brambles Ltd.	17,412	142,257
Cintas Corp.	2,170	129,310
Dai Nippon Printing Co., Ltd.	8,000	84,778
Edenred	2,962	99,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

G4S plc	22,599	$98,235
Iron Mountain, Inc.	3,663	111,172
Park24 Co., Ltd.	1,400	26,362
Pitney Bowes, Inc.	4,325	100,772
Republic Services, Inc.	5,810	192,892
Secom Co., Ltd.	3,100	186,630
Securitas AB, Class B	4,561	48,469
Serco Group plc	7,271	60,106
Societe BIC S.A.	423	51,826
Stericycle, Inc.*	1,915	222,465
Toppan Printing Co., Ltd.	8,000	63,888
Tyco International Ltd.	10,070	413,273
Waste Management, Inc.	9,510	426,714

		2,862,569

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios S.A.	2,114	72,764
Bouygues S.A.	2,789	105,206
Chiyoda Corp.	2,000	28,981
Ferrovial S.A.	5,876	113,696
Fluor Corp.	3,550	285,029
Hochtief AG	449	38,334
Jacobs Engineering Group, Inc.*	2,840	178,891
JGC Corp.	3,471	135,959
Kajima Corp.	12,000	45,010
Kinden Corp.	2,000	20,891
Koninklijke Boskalis Westminster N.V.	1,139	60,178
Leighton Holdings Ltd.	2,456	35,329
Obayashi Corp.	9,000	51,192
OCI*	1,322	59,534
Quanta Services, Inc.*	4,685	147,859
Shimizu Corp.	8,000	40,338
Skanska AB, Class B	5,534	113,057
Taisei Corp.	13,595	61,707
Vinci S.A.	6,980	458,226

		2,052,181

Electrical Equipment (0.4%)
ABB Ltd. (Registered)*	32,029	843,048
Alstom S.A.	3,146	114,583
AMETEK, Inc.	5,337	281,100
Eaton Corp. plc	10,355	788,223
Emerson Electric Co.	15,335	1,076,210
Fuji Electric Co., Ltd.	8,000	37,375
Legrand S.A.	3,858	212,616
Mabuchi Motor Co., Ltd.	400	23,739
Mitsubishi Electric Corp.	28,000	350,964
Nidec Corp.	1,500	146,710
OSRAM Licht AG*	1,220	68,813
Prysmian S.p.A.	2,970	76,446
Rockwell Automation, Inc.	3,085	364,524
Roper Industries, Inc.	2,165	300,242
Schneider Electric S.A.	7,754	676,299
Sumitomo Electric Industries Ltd.	11,000	183,211

		5,544,103

Industrial Conglomerates (0.9%)
3M Co.	13,960	1,957,890
Danaher Corp.	13,090	1,010,548

General Electric Co.	220,710	$6,186,501
Hopewell Holdings Ltd.	8,000	27,082
Hutchison Whampoa Ltd.	31,000	421,366
Keppel Corp., Ltd.	21,000	186,212
Koninklijke Philips N.V.	14,210	520,875
NWS Holdings Ltd.	21,000	32,011
Sembcorp Industries Ltd.	14,000	60,906
Siemens AG (Registered)	11,549	1,577,515
Smiths Group plc	5,738	140,627
Toshiba Corp.	58,000	243,434

		12,364,967

Machinery (0.9%)
Alfa Laval AB	4,582	117,545
Amada Co., Ltd.	5,000	44,013
Andritz AG	1,061	66,544
Atlas Copco AB, Class A	9,781	271,143
Atlas Copco AB, Class B	5,684	144,224
Caterpillar, Inc.	13,870	1,259,535
CNH Industrial N.V.*	13,751	156,729
Cummins, Inc.	3,785	533,571
Deere & Co.	8,330	760,779
Dover Corp.	3,770	363,956
FANUC Corp.	2,836	518,403
Flowserve Corp.	3,010	237,278
GEA Group AG	2,664	126,804
Hino Motors Ltd.	3,816	59,862
Hitachi Construction Machinery Co., Ltd.	1,600	34,109
IHI Corp.	19,000	81,911
Illinois Tool Works, Inc.	8,945	752,096
IMI plc	4,604	116,266
Ingersoll-Rand plc	5,815	358,204
Invensys plc	7,295	61,428
Japan Steel Works Ltd.	4,000	22,334
Joy Global, Inc.	2,280	133,357
JTEKT Corp.	3,000	50,992
Kawasaki Heavy Industries Ltd.	20,000	83,753
Komatsu Ltd.	13,600	275,978
Kone Oyj, Class B	4,549	205,264
Kubota Corp.	16,000	264,210
Kurita Water Industries Ltd.	1,600	33,152
Makita Corp.	1,700	89,108
MAN SE	514	63,110
Melrose Industries plc	18,448	93,388
Metso Oyj	1,862	79,459
Mitsubishi Heavy Industries Ltd.	44,000	271,997
Nabtesco Corp.	1,523	35,071
NGK Insulators Ltd.	4,000	75,890
NSK Ltd.	7,000	86,943
PACCAR, Inc.	7,690	455,017
Pall Corp.	2,370	202,280
Parker Hannifin Corp.	3,305	425,155
Pentair Ltd. (Registered)	4,323	335,767
Sandvik AB	15,530	218,999
Scania AB, Class B	4,661	91,237
Schindler Holding AG	673	99,058
Schindler Holding AG (Registered)	310	45,733
Sembcorp Marine Ltd.	12,000	42,316
SKF AB, Class B	5,759	151,052
SMC Corp.	800	201,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Snap-on, Inc.	1,270	$139,090
Stanley Black & Decker, Inc.	3,420	275,960
Sulzer AG (Registered)	350	56,460
Sumitomo Heavy Industries Ltd.	8,000	36,768
THK Co., Ltd.	1,700	42,359
Vallourec S.A.	1,564	85,203
Volvo AB, Class B	22,098	290,146
Wartsila Oyj	2,586	127,254
Weir Group plc	3,105	109,622
Xylem, Inc.	4,000	138,400
Yangzijiang Shipbuilding Holdings Ltd.	27,905	26,203
Zardoya Otis S.A.	2,437	44,086

		11,567,881

Marine (0.0%)
A. P. Moller - Maersk A/S, Class A	9	92,776
A. P. Moller - Maersk A/S, Class B	20	217,049
Kuehne + Nagel International AG (Registered)	787	103,310
Mitsui O.S.K. Lines Ltd.	15,000	67,515
Nippon Yusen KK	23,000	73,383

		554,033

Professional Services (0.1%)
Adecco S.A. (Registered)*	1,930	152,747
ALS Ltd.	5,605	44,091
Bureau Veritas S.A.	3,218	94,052
Capita plc	9,582	164,703
Dun & Bradstreet Corp.	810	99,427
Equifax, Inc.	2,660	183,779
Experian plc	14,629	269,865
Intertek Group plc	2,350	122,504
Nielsen Holdings N.V.	5,501	252,441
Randstad Holding N.V.	1,807	117,210
Robert Half International, Inc.	2,965	124,500
Seek Ltd.	4,688	56,133
SGS S.A. (Registered)	80	184,026

		1,865,478

Road & Rail (0.4%)
Asciano Ltd.	14,206	73,063
Aurizon Holdings Ltd.	29,573	128,860
Central Japan Railway Co.	2,101	246,989
ComfortDelGro Corp., Ltd.	29,000	46,190
CSX Corp.	22,090	635,529
DSV A/S	2,622	85,970
East Japan Railway Co.	4,900	389,916
Hankyu Hanshin Holdings, Inc.	16,000	86,298
Kansas City Southern	2,450	303,384
Keikyu Corp.	7,000	57,630
Keio Corp.	8,000	53,252
Keisei Electric Railway Co., Ltd.	3,467	31,835
Kintetsu Corp.	26,000	91,102
MTR Corp., Ltd.	21,000	79,485
Nippon Express Co., Ltd.	11,000	53,167
Norfolk Southern Corp.	6,750	626,603
Odakyu Electric Railway Co., Ltd.	9,000	81,274
Ryder System, Inc.	1,180	87,060

Tobu Railway Co., Ltd.	14,000	$67,800
Tokyu Corp.	16,000	103,466
Union Pacific Corp.	10,095	1,695,960
West Japan Railway Co.	2,455	106,303

		5,131,136

Trading Companies & Distributors (0.2%)
Brenntag AG	751	139,217
Bunzl plc	4,845	116,335
Fastenal Co.	5,900	280,309
ITOCHU Corp.	22,000	271,370
Marubeni Corp.	24,000	172,291
Mitsubishi Corp.	20,500	392,636
Mitsui & Co., Ltd.	25,300	351,956
Noble Group Ltd.	62,000	52,569
Rexel S.A.	3,092	81,139
Sojitz Corp.	18,200	32,318
Sumitomo Corp.	16,400	205,720
Toyota Tsusho Corp.	3,100	76,624
Travis Perkins plc	3,571	110,699
W.W. Grainger, Inc.	1,366	348,904
Wolseley plc	3,868	219,379

		2,851,466

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	5,608	124,596
Aeroports de Paris S.A.	433	49,143
Atlantia S.p.A.	5,413	121,455
Auckland International Airport Ltd.	15,412	44,742
Fraport AG	538	40,255
Groupe Eurotunnel S.A. (Registered)	8,011	84,198
Hutchison Port Holdings Trust, Class U	76,127	51,967
Kamigumi Co., Ltd.	3,000	27,462
Koninklijke Vopak N.V.	1,024	59,899
Mitsubishi Logistics Corp.	2,000	31,545
Sydney Airport	16,848	57,166
Transurban Group	20,554	125,532

		817,960

Total Industrials		64,328,671

Information Technology (5.7%)
Communications Equipment (0.6%)
Alcatel-Lucent*	40,548	181,737
Cisco Systems, Inc.	116,620	2,618,119
F5 Networks, Inc.*	1,735	157,642
Harris Corp.	2,290	159,865
Juniper Networks, Inc.*	11,000	248,270
Motorola Solutions, Inc.	5,005	337,837
Nokia Oyj*	54,546	436,727
QUALCOMM, Inc.	36,855	2,736,484
Telefonaktiebolaget LM Ericsson, Class B	44,326	540,994

		7,417,675

Computers & Peripherals (1.1%)
Apple, Inc.	19,724	11,067,334
EMC Corp.	44,820	1,127,223
Gemalto N.V.	1,154	127,020

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Hewlett-Packard Co.	41,875	$1,171,663
NEC Corp.	36,000	81,018
NetApp, Inc.	7,340	301,968
SanDisk Corp.	4,910	346,351
Seagate Technology plc	7,090	398,174
Western Digital Corp.	4,630	388,457

		15,009,208

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	3,470	309,455
Citizen Holdings Co., Ltd.	3,800	31,970
Corning, Inc.	31,495	561,241
FLIR Systems, Inc.	3,045	91,654
Fujifilm Holdings Corp.	6,700	189,656
Hamamatsu Photonics KK	1,000	39,930
Hexagon AB, Class B	3,458	109,302
Hirose Electric Co., Ltd.	500	71,123
Hitachi High-Technologies Corp.	841	21,091
Hitachi Ltd.	70,000	529,105
Hoya Corp.	6,300	174,804
Ibiden Co., Ltd.	1,600	29,870
Jabil Circuit, Inc.	3,935	68,626
Keyence Corp.	700	299,117
Kyocera Corp.	4,700	234,308
Murata Manufacturing Co., Ltd.	3,000	266,072
Nippon Electric Glass Co., Ltd.	5,000	26,208
Omron Corp.	3,000	132,324
Shimadzu Corp.	3,000	26,066
TDK Corp.	1,800	86,146
TE Connectivity Ltd.	8,940	492,683
Yaskawa Electric Corp.	3,000	47,374
Yokogawa Electric Corp.	3,100	47,541

		3,885,666

Internet Software & Services (0.9%)
Akamai Technologies, Inc.*	3,830	180,700
DeNA Co., Ltd.	1,537	32,284
eBay, Inc.*	25,435	1,396,127
Facebook, Inc., Class A*	35,826	1,958,249
Google, Inc., Class A*	6,154	6,896,849
Gree, Inc.	1,543	15,224
Kakaku.com, Inc.	2,146	37,638
United Internet AG (Registered)	1,554	66,102
VeriSign, Inc.*	2,790	166,786
Yahoo! Japan Corp.	20,943	116,339
Yahoo!, Inc.*	20,500	829,020

		11,695,318

IT Services (1.0%)
Accenture plc, Class A	13,860	1,139,569
Alliance Data Systems Corp.*	1,130	297,111
Amadeus IT Holding S.A., Class A	5,541	237,106
AtoS	1,019	92,227
Automatic Data Processing, Inc.	10,475	846,485
Cap Gemini S.A	2,086	140,989
Cognizant Technology Solutions Corp., Class A*	6,650	671,517
Computer Sciences Corp.	3,235	180,772

Computershare Ltd.	6,886	$69,970
Fidelity National Information Services, Inc.	6,325	339,526
Fiserv, Inc.*	5,570	328,908
Fujitsu Ltd.*	27,000	139,474
International Business Machines Corp.	22,265	4,176,246
ITOCHU Techno-Solutions Corp.	400	16,200
MasterCard, Inc., Class A	2,261	1,888,975
Nomura Research Institute Ltd.	1,400	44,070
NTT Data Corp.	1,838	67,718
Otsuka Corp.	300	38,201
Paychex, Inc.	7,055	321,214
Teradata Corp.*	3,530	160,580
Total System Services, Inc.	3,615	120,307
Visa, Inc., Class A	11,110	2,473,975
Western Union Co.	12,000	207,000

		13,998,140

Office Electronics (0.1%)
Brother Industries Ltd.	3,400	46,394
Canon, Inc.	16,477	521,018
Konica Minolta, Inc.	6,500	64,747
Ricoh Co., Ltd.	9,000	95,547
Xerox Corp.	25,205	306,745

		1,034,451

Semiconductors & Semiconductor Equipment (0.6%)
Advantest Corp.	2,106	26,138
Altera Corp.	6,955	226,246
Analog Devices, Inc.	6,790	345,815
Applied Materials, Inc.	26,265	464,628
ARM Holdings plc	20,380	370,893
ASM Pacific Technology Ltd.	3,400	28,456
ASML Holding N.V.	5,207	487,389
Broadcom Corp., Class A	11,740	348,091
First Solar, Inc.*	1,490	81,414
Infineon Technologies AG	15,745	168,085
Intel Corp.	108,405	2,814,194
KLA-Tencor Corp.	3,580	230,767
Lam Research Corp.*	3,529	192,154
Linear Technology Corp.	5,030	229,116
LSI Corp.	11,845	130,532
Microchip Technology, Inc.	4,260	190,635
Micron Technology, Inc.*	22,895	498,195
NVIDIA Corp.	12,590	201,692
Rohm Co., Ltd.	1,400	68,066
STMicroelectronics N.V.	9,283	74,580
Sumco Corp.	1,600	14,099
Texas Instruments, Inc.	23,810	1,045,497
Tokyo Electron Ltd.	2,500	136,739
Xilinx, Inc.	5,795	266,106

		8,639,527

Software (1.1%)
Adobe Systems, Inc.*	10,085	603,890
Autodesk, Inc.*	4,910	247,120
CA, Inc.	7,055	237,401
Citrix Systems, Inc.*	4,080	258,060
Dassault Systemes S.A.	919	114,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Electronic Arts, Inc.*	6,665	$152,895
GungHo Online Entertainment, Inc.*	5,100	36,660
Intuit, Inc.	6,215	474,329
Konami Corp.	1,400	32,291
Microsoft Corp.	165,735	6,203,461
Nexon Co., Ltd.	1,597	14,740
NICE Systems Ltd.	836	34,239
Nintendo Co., Ltd.	1,600	212,857
Oracle Corp.	76,515	2,927,464
Oracle Corp. Japan	500	18,256
Red Hat, Inc.*	4,125	231,165
Sage Group plc	16,117	107,743
Salesforce.com, Inc.*	12,056	665,371
SAP AG	13,420	1,150,361
Symantec Corp.	15,090	355,822
Trend Micro, Inc.	1,500	52,417

		14,130,617

Total Information Technology		75,810,602

Materials (2.1%)
Chemicals (1.2%)
Air Liquide S.A.	4,541	642,197
Air Products and Chemicals, Inc.	4,645	519,218
Air Water, Inc.	2,000	27,044
Airgas, Inc.	1,425	159,386
Akzo Nobel N.V.	3,493	270,732
Arkema S.A.	915	106,731
Asahi Kasei Corp.	18,000	140,841
BASF SE	13,378	1,426,135
CF Industries Holdings, Inc.	1,296	302,020
Croda International plc	1,978	80,478
Daicel Corp.	4,000	32,514
Dow Chemical Co.	26,435	1,173,714
E.I. du Pont de Nemours & Co.	20,165	1,310,120
Eastman Chemical Co.	3,370	271,959
Ecolab, Inc.	5,970	622,492
EMS-Chemie Holding AG (Registered)	120	42,643
FMC Corp.	2,900	218,834
Fuchs Petrolub SE (Preference)	517	50,526
Givaudan S.A. (Registered)*	122	174,237
Hitachi Chemical Co., Ltd.	1,500	23,887
Incitec Pivot Ltd.	23,722	56,766
International Flavors & Fragrances, Inc.	1,745	150,035
Israel Chemicals Ltd.	6,488	54,060
Israel Corp., Ltd.*	40	21,048
Johnson Matthey plc	2,985	162,131
JSR Corp.	2,600	50,267
K+S AG (Registered)	2,509	77,230
Kaneka Corp.	4,000	26,208
Kansai Paint Co., Ltd	4,148	61,249
Koninklijke DSM N.V.	2,247	176,693
Kuraray Co., Ltd.	5,000	59,491
Lanxess AG	1,212	80,825
Linde AG	2,704	565,610
LyondellBasell Industries N.V., Class A	9,566	767,959
Mitsubishi Chemical Holdings Corp.	19,500	89,991

Mitsubishi Gas Chemical Co., Inc.	6,000	$44,098
Mitsui Chemicals, Inc.	11,000	26,531
Monsanto Co.	11,520	1,342,656
Mosaic Co.	7,425	350,980
Nippon Paint Co., Ltd.	3,000	49,824
Nitto Denko Corp.	2,400	101,073
Orica Ltd.	5,363	114,257
PPG Industries, Inc.	3,155	598,377
Praxair, Inc.	6,480	842,594
Sherwin-Williams Co.	1,915	351,403
Shin-Etsu Chemical Co., Ltd.	6,000	349,824
Showa Denko KK	21,000	29,712
Sigma-Aldrich Corp.	2,660	250,067
Sika AG	32	113,752
Solvay S.A.	864	136,690
Sumitomo Chemical Co., Ltd.	21,000	82,157
Syngenta AG (Registered)	1,357	540,336
Taiyo Nippon Sanso Corp.	3,000	21,309
Teijin Ltd.	13,000	28,886
Toray Industries, Inc.	21,000	145,171
Ube Industries Ltd.	15,000	32,048
Umicore S.A.	1,661	77,588
Yara International ASA	2,637	113,475

		15,738,079

Construction Materials (0.1%)
Boral Ltd.	11,273	48,013
CRH plc	10,624	267,463
Fletcher Building Ltd.	9,993	69,937
HeidelbergCement AG	2,049	155,457
Holcim Ltd. (Registered)*	3,335	249,550
Imerys S.A	494	42,957
James Hardie Industries plc (CDI)	6,444	74,455
Lafarge S.A.	2,720	203,822
Taiheiyo Cement Corp.	17,000	65,217
Vulcan Materials Co.	2,810	166,970

		1,343,841

Containers & Packaging (0.1%)
Amcor Ltd.	17,576	165,568
Avery Dennison Corp.	2,080	104,395
Ball Corp.	3,090	159,629
Bemis Co., Inc.	2,200	90,112
MeadWestvaco Corp.	3,790	139,965
Orora Ltd.*	17,576	18,205
Owens-Illinois, Inc.*	3,550	127,019
Rexam plc	11,531	101,298
Sealed Air Corp.	4,235	144,202
Toyo Seikan Kaisha Ltd.	2,365	50,731

		1,101,124

Metals & Mining (0.7%)
Alcoa, Inc.	23,260	247,254
Allegheny Technologies, Inc.	2,315	82,483
Alumina Ltd.*	36,785	36,623
Anglo American plc	20,306	443,860
Antofagasta plc	5,744	78,377
ArcelorMittal S.A.	14,554	259,685
BHP Billiton Ltd.	46,779	1,586,803
BHP Billiton plc	30,763	952,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Boliden AB	3,984	$60,982
Cliffs Natural Resources, Inc.	3,245	85,051
Daido Steel Co., Ltd.	4,000	19,827
Fortescue Metals Group Ltd.	22,676	117,840
Freeport-McMoRan Copper & Gold, Inc.	22,570	851,792
Fresnillo plc	2,683	33,122
Glencore Xstrata plc*	154,547	800,268
Hitachi Metals Ltd.	3,000	42,332
Iluka Resources Ltd.	6,099	46,997
JFE Holdings, Inc.	7,200	171,061
Kobe Steel Ltd.*	36,000	61,533
Maruichi Steel Tube Ltd.	700	17,655
Mitsubishi Materials Corp.	16,000	58,950
Newcrest Mining Ltd.	11,164	77,753
Newmont Mining Corp.	10,795	248,609
Nippon Steel & Sumitomo Metal Corp.	110,145	368,161
Norsk Hydro ASA	19,588	87,423
Nucor Corp.	6,915	369,123
Randgold Resources Ltd.	1,276	80,082
Rio Tinto Ltd.	6,347	386,392
Rio Tinto plc	18,518	1,045,519
Sumitomo Metal Mining Co., Ltd.	8,000	104,605
ThyssenKrupp AG*	5,621	136,793
United States Steel Corp.	3,155	93,072
Voestalpine AG	1,633	78,471
Yamato Kogyo Co., Ltd.	600	19,143

		9,149,747

Paper & Forest Products (0.0%)
International Paper Co.	9,645	472,894
Oji Holdings Corp.	11,000	56,301
Stora Enso Oyj, Class R	8,016	80,446
UPM-Kymmene Oyj	7,701	130,098

		739,739

Total Materials		28,072,530

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	114,941	4,041,325
Belgacom S.A	2,216	65,559
Bezeq Israeli Telecommunication Corp., Ltd.	27,800	47,121
BT Group plc	115,186	723,676
CenturyLink, Inc.	12,829	408,604
Deutsche Telekom AG (Registered)	42,141	720,609
Elisa Oyj	2,074	54,953
Frontier Communications Corp.	21,740	101,091
HKT Trust/HKT Ltd.	32,711	32,313
Iliad S.A.	380	77,840
Inmarsat plc	6,530	81,749
Koninklijke (Royal) KPN N.V.*	46,647	150,356
Nippon Telegraph & Telephone Corp.	5,459	293,400
Orange S.A.	27,007	334,382
PCCW Ltd.	58,000	25,954
Portugal Telecom SGPS S.A. (Registered)	9,140	39,733

Singapore Telecommunications Ltd.	116,000	$336,432
Swisscom AG (Registered)	340	179,481
TDC A/S	11,827	114,720
Telecom Corp. of New Zealand Ltd.	26,466	50,170
Telecom Italia S.p.A.	146,566	145,376
Telecom Italia S.p.A. (RNC)	87,771	68,705
Telefonica Deutschland Holding AG	4,067	33,570
Telefonica S.A.	59,658	971,316
Telekom Austria AG	3,226	24,427
Telenor ASA	9,941	236,999
TeliaSonera AB	34,688	288,804
Telstra Corp., Ltd.	63,432	297,352
Verizon Communications, Inc.	62,425	3,067,564
Vivendi S.A.	17,553	462,548
Windstream Holdings, Inc.	13,005	103,780
Ziggo N.V.	2,185	99,796

		13,679,705

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	7,250	532,368
KDDI Corp.	7,839	481,610
Millicom International Cellular
S.A. (SDR)	964	95,998
NTT DOCOMO, Inc.	22,252	364,492
SoftBank Corp.	14,000	1,223,056
StarHub Ltd.	8,924	30,337
Tele2 AB, Class B	4,647	52,634
Vodafone Group plc	705,688	2,769,544

		5,550,039

Total Telecommunication Services		19,229,744

Utilities (1.3%)
Electric Utilities (0.7%)
American Electric Power Co., Inc.	10,600	495,444
Cheung Kong Infrastructure Holdings Ltd.	9,000	56,814
Chubu Electric Power Co., Inc.	9,400	121,305
Chugoku Electric Power Co., Inc.	4,400	68,354
CLP Holdings Ltd.	26,000	205,538
Contact Energy Ltd.	5,340	22,529
Duke Energy Corp.	15,389	1,061,995
EDF S.A.	3,522	124,449
Edison International	7,045	326,183
EDP - Energias de Portugal S.A.	29,232	107,373
Enel S.p.A.	95,873	418,627
Entergy Corp.	3,920	248,018
Exelon Corp.	18,600	509,454
FirstEnergy Corp.	9,080	299,458
Fortum Oyj	6,470	148,020
Hokkaido Electric Power Co., Inc.*	2,700	30,997
Hokuriku Electric Power Co.	2,500	33,876
Iberdrola S.A.	68,165	434,645
Kansai Electric Power Co., Inc.*	10,300	118,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Kyushu Electric Power Co., Inc.*	6,200	$79,009
NextEra Energy, Inc.	9,440	808,253
Northeast Utilities	6,870	291,219
Pepco Holdings, Inc.	5,430	103,876
Pinnacle West Capital Corp.	2,340	123,833
Power Assets Holdings Ltd.	20,000	159,009
PPL Corp.	13,750	413,737
Red Electrica Corporacion S.A.	1,577	105,220
Shikoku Electric Power Co., Inc.*	2,600	38,885
Southern Co.	19,155	787,462
SP AusNet	24,588	27,333
SSE plc	14,046	318,655
Terna Rete Elettrica Nazionale S.p.A.	21,957	109,709
Tohoku Electric Power Co., Inc.*	6,600	74,141
Tokyo Electric Power Co., Inc.*	21,100	103,587
Xcel Energy, Inc.	10,790	301,473

		8,676,728

Gas Utilities (0.1%)
AGL Resources, Inc.	2,593	122,467
APA Group	12,173	65,216
Enagas S.A.	2,782	72,698
Gas Natural SDG S.A.	5,102	131,217
Hong Kong & China Gas Co., Ltd.	82,600	189,395
ONEOK, Inc.	4,460	277,323
Osaka Gas Co., Ltd.	27,000	105,887
Snam S.p.A.	29,552	165,302
Toho Gas Co., Ltd.	5,633	27,387
Tokyo Gas Co., Ltd.	35,000	172,158

		1,329,050

Independent Power Producers & Energy Traders (0.0%)
AES Corp.	14,230	206,477
Electric Power Development Co., Ltd.	1,700	49,478
Enel Green Power S.p.A.	25,489	64,205
NRG Energy, Inc.	7,020	201,614

		521,774

Multi-Utilities (0.5%)
AGL Energy Ltd.	8,072	108,329
Ameren Corp.	5,220	188,755
CenterPoint Energy, Inc.	9,290	215,342
Centrica plc	74,955	431,571
CMS Energy Corp.	5,725	153,258
Consolidated Edison, Inc.	6,380	352,686
Dominion Resources, Inc.	12,640	817,682
DTE Energy Co.	3,810	252,946
E.ON SE	26,231	484,093
GDF Suez S.A.	19,329	454,571
Integrys Energy Group, Inc.	1,665	90,593
National Grid plc	54,327	708,907
NiSource, Inc.	6,745	221,776
PG&E Corp.	9,785	394,140
Public Service Enterprise Group, Inc.	11,025	353,241
RWE AG	7,128	260,888

SCANA Corp.	3,020	$141,729
Sempra Energy	4,970	446,107
Suez Environnement Co. S.A.	4,088	73,251
TECO Energy, Inc.	4,375	75,425
Veolia Environnement S.A.	5,197	84,757
Wisconsin Energy Corp.	4,920	203,393

		6,513,440

Water Utilities (0.0%)
Severn Trent plc	3,480	98,254
United Utilities Group plc	9,932	110,441

		208,695

Total Utilities		17,249,687

Total Common Stocks (41.4%) (Cost $471,116,812)		552,634,499

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (7.3%)
SPDR® S&P 500 ETF Trust (Cost $75,861,844)	524,227	96,809,000

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (30.4%)
U.S. Government Agencies (2.4%)
Federal Home Loan Bank
0.250%, 2/20/15	$5,970,000	5,970,128
4.750%, 12/16/16	100,000	111,591
5.000%, 11/17/17	6,720,000	7,675,604
Federal Home Loan Mortgage Corp.
0.500%, 4/17/15	1,060,000	1,063,275
2.000%, 8/25/16	1,135,000	1,173,406
0.750%, 1/12/18	970,000	943,768
0.875%, 3/7/18	2,130,000	2,075,045
3.750%, 3/27/19	80,000	87,228
2.375%, 1/13/22	4,363,000	4,158,985
Federal National Mortgage Association
4.625%, 10/15/14	25,000	25,872
0.500%, 5/27/15	5,050,000	5,066,358
0.500%, 3/30/16	1,525,000	1,525,208
1.250%, 1/30/17	1,070,000	1,081,259
1.125%, 4/27/17	1,045,000	1,048,295
0.875%, 12/20/17	960,000	941,434

		32,947,456

U.S. Treasuries (28.0%)
U.S. Treasury Bonds
7.125%, 2/15/23	1,110,000	1,496,953
U.S. Treasury Notes
2.250%, 1/31/15	3,760,000	3,843,719
0.250%, 2/15/15	2,540,000	2,541,786
4.000%, 2/15/15	950,000	990,325
0.375%, 3/15/15	3,680,000	3,687,619
0.375%, 4/15/15	1,645,000	1,648,770
0.125%, 4/30/15	7,300,000	7,291,445
2.500%, 4/30/15	1,510,600	1,556,203
0.375%, 6/30/15	12,700,000	12,726,293
0.250%, 7/31/15	33,695,000	33,693,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

1.750%, 7/31/15	$24,435,000	$25,004,831
1.250%, 8/31/15	53,855,000	54,711,208
1.250%, 9/30/15	1,940,000	1,971,449
1.375%, 11/30/15	2,135,000	2,176,282
2.125%, 12/31/15	3,406,000	3,522,993
0.375%, 1/15/16	1,255,000	1,254,477
2.000%, 1/31/16	2,250,000	2,323,887
2.125%, 2/29/16	705,000	730,731
1.500%, 6/30/16	2,275,000	2,327,402
3.250%, 7/31/16	1,285,000	1,372,223
1.000%, 8/31/16	1,310,000	1,322,298
3.000%, 8/31/16	990,000	1,051,566
1.000%, 9/30/16	4,255,000	4,291,456
3.000%, 9/30/16	1,445,000	1,535,764
1.000%, 10/31/16	885,000	891,718
3.125%, 10/31/16	710,000	757,620
0.875%, 11/30/16	2,429,000	2,436,780
0.875%, 12/31/16	1,355,000	1,357,982
0.875%, 1/31/17	1,375,000	1,376,307
3.125%, 1/31/17	1,327,100	1,418,753
0.875%, 2/28/17	845,000	844,890
3.000%, 2/28/17	735,000	783,225
3.250%, 3/31/17	910,000	978,025
2.750%, 5/31/17	505,000	534,656
2.500%, 6/30/17	520,000	545,675
0.500%, 7/31/17	1,670,000	1,634,904
2.375%, 7/31/17	2,114,100	2,209,069
4.750%, 8/15/17	1,974,000	2,230,183
1.875%, 8/31/17	2,110,000	2,165,964
0.750%, 10/31/17	3,870,000	3,799,856
1.875%, 10/31/17	3,710,000	3,802,702
2.250%, 11/30/17	4,910,000	5,095,467
0.750%, 12/31/17	2,475,000	2,420,086
2.750%, 12/31/17	5,365,000	5,670,065
2.625%, 1/31/18	5,365,000	5,641,283
3.500%, 2/15/18	1,150,000	1,248,514
2.750%, 2/28/18	2,420,000	2,556,755
2.875%, 3/31/18	2,420,000	2,565,105
1.000%, 5/31/18	9,955,000	9,737,753
1.375%, 6/30/18	11,675,000	11,585,917
2.375%, 6/30/18	5,250,000	5,444,824
1.375%, 7/31/18	7,780,000	7,710,710
1.500%, 8/31/18	35,960,000	35,775,518
1.375%, 9/30/18	2,115,000	2,089,141
3.750%, 11/15/18	1,735,000	1,903,982
1.250%, 11/30/18	4,910,000	4,804,831
1.375%, 12/31/18	1,240,000	1,219,317
1.250%, 1/31/19	1,250,000	1,219,010
1.375%, 2/28/19	1,355,000	1,326,965
1.500%, 3/31/19	1,215,000	1,194,797
3.125%, 5/15/19	1,990,000	2,120,620
3.625%, 8/15/19	1,755,000	1,912,196

3.375%, 11/15/19	$2,580,000	$2,775,314
3.625%, 2/15/20	1,905,000	2,073,523
1.250%, 2/29/20	1,020,000	965,520
1.125%, 3/31/20	7,030,000	6,587,330
3.500%, 5/15/20	3,200,000	3,452,375
2.625%, 8/15/20	2,915,000	2,974,287
2.625%, 11/15/20	1,695,000	1,722,566
3.625%, 2/15/21	1,750,000	1,888,542
3.125%, 5/15/21	2,430,000	2,533,085
2.125%, 8/15/21	2,355,000	2,281,345
2.000%, 11/15/21	1,585,000	1,512,788
2.000%, 2/15/22	2,415,000	2,291,766
1.750%, 5/15/22	2,015,000	1,863,219
1.625%, 8/15/22	4,960,000	4,506,173
1.625%, 11/15/22	2,585,000	2,333,198
2.000%, 2/15/23	4,300,000	3,988,922
1.750%, 5/15/23	6,680,000	6,020,785
2.500%, 8/15/23	6,480,000	6,222,825
2.750%, 11/15/23	3,355,000	3,282,046

		373,359,917

Total Long-Term Debt Securities (30.4%) (Cost $411,712,966)		406,307,373

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $ —)	12,331	8,414

Total Investments (79.1%) (Cost $958,691,622)		1,055,759,286
Other Assets Less Liabilities (20.9%)		279,049,984

Net Assets (100%)		$1,334,809,270

*	Non-income producing.
†	Securities (totaling $2,994 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$—	$333,646	$333,646	$—	$—	$1,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Purchases
10 Year U.S. Treasury Notes	154	March-14	$19,250,560	$18,949,219	$(301,341)
E-Mini MSCI EAFE Index	902	March-14	82,752,644	86,492,780	3,740,136
Russell 2000 Mini Index	493	March-14	55,508,901	57,257,020	1,748,119
S&P 400 E-Mini Index	426	March-14	55,738,890	57,058,440	1,319,550
S&P 500 E-Mini Index	1	March-14	88,627	92,055	3,428
U.S. Ultra Bond	12	March-14	1,648,087	1,635,000	(13,087)

					$6,496,805

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/18/14	Bank of America	8,583	$11,807,376	$11,740,085	$67,291

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/14	Barclays Bank plc	3,494	$3,244,878	$3,104,752	$140,126
Australian Dollar vs. U.S. Dollar, expiring 3/18/14	BNP Paribas	1,489	1,321,402	1,323,118	(1,716)
Australian Dollar vs. U.S. Dollar, expiring 3/18/14	BNP Paribas	7,832	7,073,197	6,959,479	113,718
British Pound vs. U.S. Dollar,expiring 3/18/14	Barclays Bank plc	2,999	4,825,151	4,963,609	(138,458)
British Pound vs. U.S. Dollar,expiring 3/18/14	Credit Suisse	2,679	4,375,903	4,433,981	(58,078)
British Pound vs. U.S. Dollar,expiring 3/18/14	Royal Bank of Scotland	2,726	4,469,890	4,511,770	(41,880)
European Union Euro vs. U.S. Dollar, expiring 3/18/14	Goldman Sachs & Co.	916	1,259,079	1,260,114	(1,035)
European Union Euro vs. U.S. Dollar, expiring 3/18/14	HSBC Bank plc	13,313	18,267,966	18,314,295	(46,329)
European Union Euro vs. U.S. Dollar, expiring 3/18/14	Royal Bank of Scotland	2,958	3,988,484	4,069,232	(80,748)
Japanese Yen vs. U.S. Dollar,expiring 3/18/14	Barclays Bank plc	1,459,992	14,149,677	13,868,934	280,743
Japanese Yen vs. U.S. Dollar,expiring 3/18/14	BNP Paribas	1,495,133	14,928,236	14,202,750	725,486
Japanese Yen vs. U.S. Dollar,expiring 3/18/14	Credit Suisse	176,804	1,732,218	1,679,518	52,700
Japanese Yen vs. U.S. Dollar,expiring 3/18/14	Credit Suisse	860,008	8,267,432	8,169,493	97,939
Swiss Franc vs. U.S. Dollar,expiring 3/18/14	Barclays Bank plc	2,236	2,510,427	2,508,110	2,317
Swiss Franc vs. U.S. Dollar,expiring 3/18/14	Royal Bank of Scotland	4,309	4,712,978	4,833,384	(120,406)

					$924,379

					$991,670

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$45,181,374	$22,989,438	$—	$68,170,812
Consumer Staples	34,829,216	21,342,272	—	56,171,488
Energy	36,975,408	13,128,718	—	50,104,126
Financials	58,206,372	49,289,489	—	107,495,861
Health Care	46,670,995	19,329,983	—	66,000,978
Industrials	39,440,885	24,884,792	2,994	64,328,671
Information Technology	67,091,767	8,718,835	—	75,810,602
Materials	12,614,384	15,458,146	—	28,072,530
Telecommunication Services	8,254,732	10,975,012	—	19,229,744
Utilities	10,485,359	6,764,328	—	17,249,687
Forward Currency Contracts	—	1,480,320	—	1,480,320
Futures	6,811,233	—	—	6,811,233
Government Securities
U.S. Government Agencies	—	32,947,456	—	32,947,456
U.S. Treasuries	—	373,359,917	—	373,359,917
Investment Companies
Exchange Traded Funds (ETFs)	96,809,000	—	—	96,809,000
Rights
Energy	—	8,414	—	8,414

Total Assets	$463,370,725	$600,677,120	$2,994	$1,064,050,839

Liabilities:
Forward Currency Contracts	$—	$(488,650)	$—	$(488,650)
Futures	(314,428)	—	—	(314,428)

Total Liabilities	$(314,428)	$(488,650)	$—	$(803,078)

Total	$463,056,297	$600,188,470	$2,994	$1,063,247,761

(a) A security with a market value of $267,669 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	1,480,320
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	6,811,233	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$8,291,553

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(314,428	)*
Foreign exchange contracts	Payables	(488,650)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(803,078)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(76,122)	$—	$—	$(76,122)
Foreign exchange contracts	—	—	2,034,746	—	2,034,746
Credit contracts	—	—	—	—	—
Equity contracts	—	29,691,147	—	—	29,691,147
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$29,615,025	$2,034,746	$—	$31,649,771

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(291,765)	$—	$—	$(291,765)
Foreign exchange contracts	—	—	866,535	—	866,535
Credit contracts	—	—	—	—	—
Equity contracts	—	5,913,972	—	—	5,913,972
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$5,622,207	$866,535	$—	$6,488,742

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $73,942,000 and futures contracts with an average notional balance of approximately $161,833,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$67,291		$—	$—	$67,291
Barclays Bank plc	423,186		(138,458)	—	284,728
BNP Paribas	839,204		(1,716)	—	837,488
Credit Suisse	150,639		(58,078)	—	92,561
Exchange Traded Futures & Options Contracts (b)	6,811,233	(c)	—	—	6,811,233

	$8,291,553		$(198,252)	$—	$8,093,301

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$1,716		$(1,716)	$—	$—
Barclays Bank plc	138,458		(138,458)	—	—
Credit Suisse	58,078		(58,078)	—	—
Royal Bank of Scotland	243,034		—	—	243,034
Goldman Sachs & Co.	1,035		—	—	1,035
HSBC Bank plc	46,329		—	—	46,329
Exchange Traded Futures & Options Contracts (b)	314,428	(c)	—	—	314,428

	$803,078		$(198,252)	$—	$604,826

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$783,029,639
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$292,648,313

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,770,929
Aggregate gross unrealized depreciation	(9,311,899)

Net unrealized appreciation	$96,459,030

Federal income tax cost of investments	$959,300,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $958,691,622)	$1,055,759,286
Cash	269,650,679
Foreign cash (Cost $219,353)	220,846
Receivable for securities sold	47,455,707
Due from broker for futures variation margin	9,911,080
Dividends, interest and other receivables	3,127,050
Receivable from Separate Accounts for Trust shares sold	1,760,254
Unrealized appreciation on forward foreign currency contracts	1,480,320
Other assets	2,840

Total assets	1,389,368,062

LIABILITIES
Payable for securities purchased	52,556,729
Investment management fees payable	881,367
Unrealized depreciation on forward foreign currency contracts	488,650
Distribution fees payable- Class IB	272,306
Administrative fees payable	174,247
Payable to Separate Accounts for Trust shares redeemed	79,523
Trustees’ fees payable	767
Accrued expenses	105,203

Total liabilities	54,558,792

NET ASSETS	$1,334,809,270

Net assets were comprised of:
Paid in capital	$1,227,605,526
Accumulated undistributed net investment income (loss)	560,923
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	2,077,060
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	104,565,761

Net assets	$1,334,809,270

Class IB
Net asset value, offering and redemption price per share, $1,334,809,270 / 115,755,804 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $224,508 foreign withholding tax)	$9,826,732
Interest	2,433,080

Total income	12,259,812

EXPENSES
Investment management fees	6,766,003
Distribution fees - Class IB	2,264,533
Administrative fees	1,391,207
Recoupment fees	126,842
Custodian fees	124,000
Printing and mailing expenses	100,099
Professional fees	55,366
Trustees’ fees	21,308
Miscellaneous	22,518

Total expenses	10,871,876

NET INVESTMENT INCOME (LOSS)	1,387,936

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($1,710 of realized gain (loss) from affiliates)	8,657,087
Futures	29,615,025
Foreign currency transactions	2,374,747

Net realized gain (loss)	40,646,859

Change in unrealized appreciation (depreciation) on:
Investments	85,410,440
Futures	5,622,207
Foreign currency translations	875,385

Net change in unrealized appreciation (depreciation)	91,908,032

NET REALIZED AND UNREALIZED GAIN (LOSS)	132,554,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$133,942,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,387,936	$1,998,206
Net realized gain (loss) on investments, futures and foreign currency transactions	40,646,859	5,671,598
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	91,908,032	12,591,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	133,942,827	20,261,245

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,378,230)	(2,248,331)
Distributions from net realized capital gains
Class IB	(39,307,885)	(2,395,123)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,686,115)	(4,643,454)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 62,215,235 and 49,886,252 shares, respectively ]	693,724,311	501,267,685
Capital shares issued in reinvestment of dividends and distributions [ 3,770,172 and 452,901 shares, respectively ]	42,686,115	4,643,454
Capital shares repurchased [ (5,532,878) and (1,906,789) shares, respectively ]	(61,234,386)	(19,242,555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	675,176,040	486,668,584

TOTAL INCREASE (DECREASE) IN NET ASSETS	766,432,752	502,286,375
NET ASSETS:
Beginning of year	568,376,518	66,090,143

End of year (a)	$1,334,809,270	$568,376,518

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$560,923	$213,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		February 18, 2011* to December 31, 2011
Class IB	2013	2012
Net asset value, beginning of period	$10.28	$9.62	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.07 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.63	0.68	(0.52)†

Total from investment operations	1.65	0.75	(0.38)

Less distributions:
Dividends from net investment income	(0.03)	(0.04)	—
Distributions from net realized gains	(0.37)	(0.05)	—

Total dividends and distributions	(0.40)	(0.09)	—

Net asset value, end of period	$11.53	$10.28	$9.62

Total return (b)	16.12%	7.80%	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,334,809	$568,377	$66,090
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20%	1.20%	1.26%
Before waivers (a)(f)	1.20%	1.22%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.15%	0.67%	1.67%
Before waivers (a)(f)	0.15%	0.65%	1.08%
Portfolio turnover rate (z)	41%	96%	131%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	(0.60%)
Portfolio – Class K Shares*	(0.60)
Bank of America Merrill Lynch 1-year U.S. Treasury Note Index	0.13
* Date of inception 5/20/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.60)% for the period ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch 1-year U.S. Treasury Note Index, returned 0.13% over the same period.

Portfolio Highlights

For the period May 20, 2013 – December 31, 2013

Overall, 2013 was a year marked by somewhat elevated bond market volatility and — after May — sharply higher intermediate- and long-term bond yields and a dramatic exodus from bond funds. The short end of the Treasury yield curve remained flat to slightly lower over the course of the year, as investors struggled to interpret the Federal Reserve’s guidance on the future of the quantitative easing program. The Portfolio’s inception coincided with a period of rising rates in May, but after the initial investment period, it has begun to more closely track its benchmark.

Portfolio Positioning and Outlook

Our global gross domestic product (GDP) forecast calls for moderate growth of 3.2% in 2014. We see a shift in leadership underway, with growth in developed market economies picking up, while emerging market economies are stabilizing at lower levels relative to history. While we believe emerging markets are still driving growth, developed market contribution to global GDP is increasing relative to emerging market contribution.

We expect U.S. economic growth to accelerate in 2014 and U.S. GDP to expand by 3.1%. The positive trends we see in consumption, construction and investment — all key drivers of growth — point to a new phase in the business cycle. In our view, during this next stage of the U.S. economic recovery, GDP can be expected to grow at a consistently faster pace than it has since the recession ended in 2009 and to be driven by a broader mix of sectors. At the same time, fiscal policy in 2014 and 2015 is poised to be more relaxed and policymakers have signaled that interest rates are likely to stay very low for longer than initially expected, a combination that bodes well for U.S. economic growth. Within the Portfolio at period end, we were underweight U.S. Treasuries with modest spread exposure to investment-grade corporates, commercial mortgage backed securities (CMBS) and asset-backed securities.

Distribution of Assets by Sector as of 12/31/2013	% of Net Assets
Government Securities	80.4%
Asset-Backed and Mortgage-Backed Securities	12.0
Corporate Bonds	6.0
Cash and Other	1.6

Total	100.0%

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics as of December 31, 2013
Weighted Average Life (Years)	1.38
Weighted Average Coupon (%)	1.00
Weighted Average Modified Duration (Years)*	0.92
Weighted Average Rating	AAA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$995.99	$4.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.98	4.27
Class K
Actual	1,000.00	999.50	0.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.02	3.22

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.84% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period) for Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 43/365 for Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (12.0%)
Asset-Backed Securities (6.4%)
Ally Auto Receivables Trust,
Series 2012-SN1 A3 0.570%, 8/20/15	$35,000	$35,014
Series 2013-SN1 A3 0.720%, 5/20/16	19,000	19,033
American Express Credit Account Master Trust,
Series 2012-3 A 0.317%, 3/15/18 (l)	1,529,000	1,522,902
American Express Credit Account Secured Note Trust,
Series 2012-4 A 0.407%, 5/15/20 (l)	4,790,000	4,779,092
AmeriCredit Automobile Receivables Trust,
Series 2012-3 A3 0.960%, 1/9/17	70,000	70,092
Series 2013-3 A3 0.920%, 4/9/18	25,000	24,998
Capital One Multi-Asset Execution Trust,
Series 2007-A1 A1 0.217%, 11/15/19 (l)	4,810,000	4,762,050
Series 2007-A2 A2 0.247%, 12/16/19 (l)	5,000,000	4,953,552
CarMax Auto Owner Trust,
Series 2011-3 A3 1.070%, 6/15/16	16,401	16,452
Chase Issuance Trust,
Series 2007-A2 A2 0.217%, 4/15/19 (l)	5,000,000	4,956,645
CIT Equipment Collateral,
Series 2013-VT1 A3 1.130%, 7/20/20§	2,211,033	2,211,775
Citibank Omni Master Trust,
Series 2009-A17 A17 4.900%, 11/15/18§	6,728,000	6,967,384
CNH Capital Canada Receivables Trust,
Series 2013-2A A1 1.439%, 8/15/16 †(b)	2,938,452	2,766,253
CNH Equipment Trust,
Series 2013-A A3 0.690%, 6/15/18	70,000	69,942
Series 2013-C A2 0.630%, 1/17/17	2,702,964	2,703,933
First National Master Note Trust,
Series 2013-2 A 0.697%, 10/15/19 (l)	1,979,000	1,979,002
Ford Auto Securitization Trust,
Series 2013-R4A A1 1.487%, 8/15/15§†	2,385,017	2,245,811
Ford Credit Floorplan Master Owner Trust,
Series 2012-4 A1 0.740%, 9/15/16	100,000	100,134
Series 2012-4 A2 0.517%, 9/15/16 (l)	4,750,000	4,752,954
GE Capital Credit Card Master Note Trust,
Series 2012-1 A 1.030%, 1/15/18	100,000	100,276
GE Dealer Floorplan Master Note Trust,
Series 2012-3 A 0.657%, 6/20/17 (l)	4,750,000	4,764,829

Gracechurch Card Funding plc,
Series 2012-4A A 0.867%, 6/15/17 (l)§	$4,735,000	$4,755,616
Hertz Fleet Lease Funding LP,
Series 2013-3 0.718%, 12/10/27 (l)§	2,115,000	2,115,051
M&T Bank Auto Receivables Trust,
Series 2013-1A A3 1.060%, 11/15/17§	3,979,000	3,989,066
Nissan Master Owner Trust Receivables,
Series 2012-A A 0.637%, 5/15/17 (l)	33,000	33,099
World Omni Auto Receivables Trust,
Series 2013-B A3 0.830%, 8/15/18	2,776,000	2,772,488

		63,467,443

Non-Agency CMO (5.6%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-2 A5 4.580%, 11/10/38	456,005	456,900
Series 2006-5 A1A 5.415%, 9/10/47	3,160,327	3,451,139
Citigroup Commercial Mortgage Trust,
Series 2006-C4 A1A 5.778%, 3/15/49 (l)	6,622	7,202
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	1,223,218	1,334,772
Commercial Mortgage Pass-Through Certificates,
Series 2006-FL12 AJ 0.297%, 12/15/20 (l)§	376,977	375,548
Series 2012-9W57 A 2.365%, 2/10/29§	2,140,632	2,191,189
Series 2012-LC4 A1 1.156%, 12/10/44	912,747	914,079
Commercial Mortgage Trust,
Series 2010-C1 A1 3.156%, 7/10/46§	621,674	640,966
DB-UBS Mortgage Trust,
Series 2011-LC1A A1 3.742%, 11/10/46§	3,826,071	4,013,562
Series 2011-LC2A A2 3.386%, 7/10/44§	4,565,000	4,768,894
Extended Stay America Trust,
Series 2013-ESFL A1FL 0.968%, 12/5/31 (l)§	612,000	611,617
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9 A4 5.444%, 3/10/39	1,529,023	1,686,847
GS Mortgage Securities Corp. II,
Series 2005-GG4 A4 4.761%, 7/10/39	3,023,459	3,137,099
Series 2012-GC6 A1 1.282%, 1/10/45	569,125	571,091
Series 2013-GC14 A1 1.217%, 8/10/46	4,521,510	4,520,689
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-LN2 A1A 4.838%, 7/15/41 (l)§	3,241,408	3,300,739
Series 2005-CB11 ASB 5.201%, 8/12/37 (b)(l)	297,389	299,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Series 2005-CB12 ASB 4.846%, 9/12/37	$475,461	$484,069
Series 2006-CB14 ASB 5.506%, 12/12/44 (l)	1,405,202	1,455,710
Series 2007-CB18 A4 5.440%, 6/12/47	1,498,443	1,645,187
Series 2010-C1 A1 3.853%, 6/15/43§(b)	4,227,542	4,364,058
Series 2011-C5 A1 1.600%, 8/15/46	29,220	29,436
Series 2012-C6 A2 2.206%, 5/15/45	4,700,000	4,785,214
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12 A1 1.085%, 7/15/45	22,200	22,124
LB-UBS Commercial Mortgage Trust,
Series 2005-C2 A5 5.150%, 4/15/30 (l)	1,223,218	1,272,332
Merrill Lynch Floating Trust,
Series 2008-LAQA A1 0.706%, 7/9/21 (l)§	471,668	470,729
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-C2 A1A 5.739%, 8/12/43 (l)	11,871	13,011
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A1A 5.166%, 12/12/49	31,992	34,914
Series 2006-4 A3 5.172%, 12/12/49	611,609	663,132
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7 A1 0.738%, 2/15/46	94,505	93,824
Series 2013-C8 A1 0.777%, 12/15/48	150,173	149,055
Morgan Stanley Capital I Trust,
Series 2007-T27 A1A 5.648%, 6/11/42 (l)	22,208	24,917
Series 2011-C1 A1 2.602%, 9/15/47§	1,452,606	1,475,112
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.804%, 8/12/45 (l)§	917,414	1,002,347
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25 A1A 5.719%, 5/15/43 (l)	14,649	16,049
WaMu Commercial Mortgage Securities Trust,
Series 2007-SL3 A1A 5.787%, 3/23/45 (l)§	2,731,021	2,792,444
WF-RBS Commercial Mortgage Trust,
Series 2011-C2 A1 2.501%, 2/15/44§	354,950	359,385
Series 2012-C6 A1 1.081%, 4/15/45	2,817,454	2,815,867
Series 2012-C9 A1 0.673%, 11/15/45	100,391	99,661

		56,350,135

Total Asset-Backed and Mortgage-Backed Securities		119,817,578

Corporate Bonds (6.0%)
Consumer Discretionary (0.3%)
Media (0.3%)
NBCUniversal Enterprise, Inc. 0.781%, 4/15/16 (b)(l)§	$2,829,000	$2,839,244
0.929%, 4/15/18 (l)§	306,000	308,421

Total Consumer Discretionary		3,147,665

Consumer Staples (0.2%)
Food & Staples Retailing (0.2%)
Walgreen Co. 0.744%, 3/13/14 (l)	2,175,000	2,176,784

Total Consumer Staples		2,176,784

Financials (3.8%)
Capital Markets (0.5%)
Bank of New York Mellon Corp. 0.469%, 3/4/16 (l)	2,505,000	2,505,142
Goldman Sachs Group, Inc. 5.000%, 10/1/14	1,593,000	1,643,978
Morgan Stanley 6.000%, 5/13/14	1,376,000	1,403,730

		5,552,850

Commercial Banks (1.5%)
Branch Banking & Trust Co. 0.667%, 12/1/16 (l)	3,605,000	3,602,845
Capital One Bank USA N.A. 1.150%, 11/21/16	2,255,000	2,248,447
KeyBank N.A./Ohio 0.727%, 11/25/16 (b)(l)	3,360,000	3,362,856
U.S. Bancorp/Minnesota 0.728%, 11/15/18 (l)	3,195,000	3,198,035
Union Bank N.A. 1.192%, 6/6/14 (l)	2,485,000	2,494,061

		14,906,244

Consumer Finance (0.9%)
HSBC USA, Inc. 2.375%, 2/13/15	2,450,000	2,499,863
Toyota Motor Credit Corp. 0.528%, 5/17/16 (l)	3,058,000	3,064,759
Volkswagen International Finance N.V.
0.677%, 11/18/16 (l)§	3,170,000	3,169,046

		8,733,668

Diversified Financial Services (0.9%)
Bank of America Corp. 7.375%, 5/15/14	2,375,000	2,433,188
Citigroup, Inc. 0.367%, 3/7/14 (l)	3,454,000	3,453,429
General Electric Capital Corp. 4.750%, 9/15/14	2,385,000	2,458,948
JPMorgan Chase & Co. 3.400%, 6/24/15	612,000	635,415

		8,980,980

Total Financials		38,173,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Health Care (1.1%)
Biotechnology (0.5%)
Amgen, Inc. 2.500%, 11/15/16	$2,286,000	$2,360,765
Gilead Sciences, Inc. 3.050%, 12/1/16	1,882,000	1,986,099

		4,346,864

Health Care Providers & Services (0.1%)
WellPoint, Inc. 1.250%, 9/10/15	1,223,000	1,232,212

Pharmaceuticals (0.5%)
AbbVie, Inc. 1.200%, 11/6/15	2,500,000	2,524,006
Eli Lilly and Co. 4.200%, 3/6/14	2,187,000	2,201,633

		4,725,639

Total Health Care		10,304,715

Materials (0.6%)
Chemicals (0.6%)
Ecolab, Inc. 3.000%, 12/8/16	2,414,000	2,527,275
Monsanto Co. 0.438%, 11/7/16 (l)	3,195,000	3,196,105

Total Materials		5,723,380

Total Corporate Bonds		59,526,286

Government Securities (80.4%)
Agency CMO (1.8%)
Federal Home Loan Mortgage Corp.
0.467% 8/15/25 (l)	128,927	129,509
0.567% 7/15/34 (l)	366,122	365,582
0.667% 2/15/41 (l)	328,048	329,620
0.617% 9/15/41 (l)	680,123	679,974
Federal National Mortgage Association
Series 2006-42 0.615% 6/25/36 (l)	372,263	373,906
Series 2007-109 0.845% 12/25/37 (l)	404,294	408,478
Series 2007-114 0.365% 10/27/37 (l)	2,048,891	2,021,553
Series 2011-53 0.745% 6/25/41 (l)	962,681	967,339
Series 2011-86 0.715% 9/25/41 (l)	1,768,289	1,775,384
Series 2012-65 0.615% 6/25/42 (l)	518,358	516,031
Series 2013-121 0.565% 12/25/43 (l)	4,374,271	4,368,112
National Credit Union Administration Guaranteed Notes
Series 2010-C1 A1 1.600% 10/29/20	1,481,799	1,487,124
Series 2010-R3 0.729% 12/8/20 (l)	1,943,578	1,961,875
Series 2010-R3 2A 0.729% 12/8/20 (l)	974,685	982,871
Series 2011-R4 1A 0.549% 3/6/20 (l)	1,368,955	1,371,682

		17,739,040

U.S. Government Agencies (25.1%)
Federal Farm Credit Bank
0.250% 6/11/14 (l)	$4,587,000	$4,589,931
0.119% 4/6/15 (l)	70,000,000	69,973,260
0.168% 10/8/15 (l)	20,000,000	19,999,800
Federal Home Loan Bank
0.135% 6/26/14 (l)	630,000	630,047
5.500% 8/13/14	1,210,000	1,249,577
Federal Home Loan Mortgage Corp.
2.500% 4/23/14	4,074,000	4,103,718
1.000% 8/27/14	46,346,000	46,596,106
0.750% 11/25/14	6,529,000	6,561,215
0.420% 9/18/15	6,116,000	6,113,503
1.125% 1/13/16	9,174,000	9,176,514
2.000% 11/6/17	2,294,000	2,323,950
3.000% 1/17/19	14,965,000	14,981,159
Federal National Mortgage Association
0.875% 8/28/14	43,940,000	44,142,164
2.000% 9/21/15	1,223,000	1,257,615
1.000% 9/20/17	4,587,000	4,542,018
2.750% 4/16/19	14,572,000	14,666,951

		250,907,528

U.S. Treasuries (53.5%)
U.S. Treasury Notes
0.250% 12/15/14	72,540,000	72,599,033
0.125% 12/31/14	183,662,000	183,604,606
2.625% 12/31/14	102,628,000	105,121,542
0.250% 1/31/15	104,000,000	104,085,311
0.250% 3/31/15	58,398,100	58,430,038
0.500% 6/15/16	11,651,200	11,638,760

		535,479,290

Total Government Securities		804,125,858

Total Long-Term Debt Securities (98.4%) (Cost $983,828,810)		983,469,722

Total Investments (98.4%) (Cost $983,828,810)		983,469,722
Other Assets Less Liabilities (1.6%)		16,465,963

Net Assets (100%)		$999,935,685

†	Securities (totaling $5,012,064 or 0.5% of net assets) at a fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $54,968,004 or 5.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.

Glossary:

CMO	— Collateralized Mortgage Obligation

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	303	March-14	$66,739,940	$66,603,188	$(136,752)

					$(136,752)

Sales
10 Year U.S. Treasury Notes	36	March-14	$4,510,856	$4,429,688	$81,168
5 Year U.S. Treasury Notes	85	March-14	10,274,287	10,141,562	132,725

					213,893

					$77,141

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/16/14	Royal Bank of Canada	5,793	$5,431,010	$5,451,944	$(20,934)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$58,455,379	$5,012,064	$63,467,443
Non-Agency CMO	—	56,350,135	—	56,350,135
Corporate Bonds
Consumer Discretionary	—	3,147,665	—	3,147,665
Consumer Staples	—	2,176,784	—	2,176,784
Financials	—	38,173,742	—	38,173,742
Health Care	—	10,304,715	—	10,304,715
Materials	—	5,723,380	—	5,723,380
Futures	213,893	—	—	213,893
Government Securities
Agency CMO	—	17,739,040	—	17,739,040
U.S. Government Agencies	—	250,907,528	—	250,907,528
U.S. Treasuries	—	535,479,290	—	535,479,290

Total Assets	$213,893	$978,457,658	$5,012,064	$983,683,615

Liabilities:
Forward Currency Contracts	$—	$(20,934)	$—	$(20,934)
Futures	(136,752)	—	—	(136,752)

Total Liabilities	$(136,752)	$(20,934)	$—	$(157,686)

Total	$77,141	$978,436,724	$5,012,064	$983,525,929

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$213,893	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$213,893

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(136,752	)*
Foreign exchange contracts	Payables	(20,934)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(157,686)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(258,274)	$—	$—	$(258,274)
Foreign exchange contracts	—	—	86,644	—	86,644
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(258,274)	$86,644	$—	$(171,630)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$77,141	$—	$—	$77,141
Foreign exchange contracts	—	—	(20,934)	—	(20,934)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$77,141	$(20,934)	$—	$56,207

^ This Portfolio held forward foreign currency and futures contracts as hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $4,664,000 for four months during the period ended December 31, 2013. The Portfolio held futures contracts with an average notional balance of approximately $24,385,000 for eight months during the period ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$213,893	(c)	$—	$—	$213,893

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Royal Bank of Canada	$20,934		$—	$—	$20,934
Exchange Traded Futures & Options Contracts (b)	136,752	(c)	—	—	136,752

	$157,686		$—	$—	$157,686

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$120,103,536
Long-term U.S. government debt securities	115,764,071

$235,867,607

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$507,607,034
Long-term U.S. government debt securities	48,477,332

$556,084,366

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$491,564
Aggregate gross unrealized depreciation	(850,771)

Net unrealized depreciation	$(359,207)

Federal income tax cost of investments	$983,828,929

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Act of 2010 are $1,970,481 for short term losses and $13,638 for long term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $983,828,810)	$983,469,722
Cash	15,256,759
Foreign cash (Cost $448,794)	448,324
Dividends, interest and other receivables	1,298,017
Receivable from Separate Accounts for Trust shares sold	1,100,603
Due from broker for futures variation margin	55,038
Deferred offering cost	521

Total assets	1,001,628,984

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	936,163
Investment management fees payable	387,450
Distribution fees payable - Class IB	188,306
Administrative fees payable	95,936
Unrealized depreciation on forward foreign currency contracts	20,934
Trustees’ fees payable	803
Accrued expenses	63,707

Total liabilities	1,693,299

NET ASSETS	$999,935,685

Net assets were comprised of:
Paid in capital	$1,002,442,802
Accumulated undistributed net investment income (loss)	20,934
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(2,224,708)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(303,343)

Net assets	$999,935,685

Class IB
Net asset value, offering and redemption price per share, $877,375,996 / 88,254,428 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

Class K
Net asset value, offering and redemption price per share, $122,559,689 / 12,325,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Interest	$2,507,034
Dividends	2,438

Total income	2,509,472

EXPENSES
Investment management fees	1,923,603
Distribution fees - Class IB	1,038,842
Administrative fees	452,322
Printing and mailing expenses	45,166
Professional fees	44,724
Custodian fees	29,999
Trustees’ fees	7,306
Offering costs	838
Miscellaneous	699

Total expenses	3,543,499

NET INVESTMENT INCOME (LOSS)	(1,034,027)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(1,831,364)
Futures	(258,274)
Foreign currency transactions	144,335

Net realized gain (loss)	(1,945,303)

Change in unrealized appreciation (depreciation) on:
Investments	(359,088)
Futures	77,141
Foreign currency translations	(21,396)

Net change in unrealized appreciation (depreciation)	(303,343)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,248,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,282,673)

* The Portfolio commenced operations on May 20, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	May 20, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,034,027)
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,945,303)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(303,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,282,673)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,262,850 shares ]	62,384,738
Capital shares sold in-kind (Note 9)[ 95,447,824 shares ]	952,138,686
Capital shares repurchased [ (13,456,246) shares ]	(133,927,645)

Total Class IB transactions	880,595,779

Class K
Capital shares sold [ 12,601,040 shares ]	125,368,170
Capital shares repurchased [ (275,662) shares ]	(2,745,591)

Total Class K transactions	122,622,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,003,218,358

TOTAL INCREASE (DECREASE) IN NET ASSETS	999,935,685
NET ASSETS:
Beginning of period	—

End of period (a)	$999,935,685

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$20,934

* The Portfolio commenced operations on May 20, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 20, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.04)

Total from investment operations	(0.06)

Net asset value, end of period	$9.94

Total return (b)	(0.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$877,376
Ratio of expenses to average net assets:
After waivers (a)(f)	0.83	%(dd)
Before waivers (a)(f)	0.83	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.25	)%(l)(dd)
Before waivers (a)(f)	(0.25	)%(l)(dd)
Portfolio turnover rate (z)	38%

Class K	November 19, 2013** to December 31, 2013		May 20, 2013* to August 23, 2013‡
Net asset value, beginning of period	$9.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.01)		(0.07)

Total from investment operations	(0.01)		(0.04)

Net asset value, end of period	$9.94		$9.96

Total return (b)	(0.10)%		(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$122,560		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.63	%(dd)	0.65	%(dd)
Before waivers (a)(f)	0.63	%(dd)	1.30	%(dd)
Ratio of net investment income (loss) to average net assets (a)(f)
After waivers (a)(f)	(0.10	)%(l)(dd)	1.33	%(l)(dd)
Before waivers (a)(f)	(0.10	)%(l)(dd)	0.68	%(l)(dd)
Portfolio turnover rate (z)	38%		38%
*	Commencement of Operations.
**	Resumed operations.
‡	On August 23, 2013 operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(dd)	During the period, the Portfolio waived and then recouped the waived expenses. Therefore, no waiver or recoupment is shown on the Statement of Operations.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	Since Incept.
Portfolio – Class K Shares*	0.10%	0.81%
Bank of America Merrill Lynch 1-year U.S. Treasury Note Index	0.26	0.23
* Date of inception 8/26/11. Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 0.10% for the year ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch 1-year U.S. Treasury Note Index, returned 0.26% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

Overall, 2013 was a year marked by somewhat elevated market volatility and, after May, sharply higher intermediate- and long-term bond yields and a dramatic exodus from bond funds. Nevertheless, risk aversion continued to decline, as accelerating growth across the developed world and its corresponding implications drove volatility. The Portfolio was helped by its exposure to short-term U.S. Treasury and agency paper, which saw flat to slightly higher prices over the course of the year. The Portfolio’s individual corporate bond holdings held back performance somewhat, and the Portfolio underperformed its benchmark by a small margin.

Portfolio Positioning and Outlook

At period end, the Portfolio had exposure to spread sectors, particularly investment grade corporates. A shift in global economic leadership appears to us to be under way, from emerging-market (EM) economies, whose rapid growth drove the global economic cycle during its early years, to developed economies, whose aggregated (more modest) growth we believe is now poised to drive the global economy. A number of developed economies saw gains in the fourth quarter, with the November survey of global manufacturing reaching its highest level in 18 months.

With the U.S. growth trajectory improving, the Federal Reserve announced its intention to begin tapering its asset-purchase program in January. We expect an increase in volatility in the short term as the Federal Reserve gradually unwinds the program. However, we do not expect a reprisal of May 2013’s sell-off, because we believe much of the initial impact of tapering has largely been priced into the market. Rates are much higher today than they were back at the start of May.

Future signals from the Federal Reserve as to the size of cuts to asset purchases (bigger or smaller than expected) and the pace of the wind-down (faster or slower than expected) are all likely to produce varying degrees of market choppiness. Rates could rally on the upside should employment or inflation data prove unexpectedly weak; however, an already steep curve and official rates anchored at 0% create a range-bound effect on the downside.

Portfolio Characteristics as of December 31, 2013
Weighted Average Life (Years)	1.08
Weighted Average Coupon (%)	1.58
Weighted Average Modified Duration (Years)*	1.00
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of 12/31/2013	% of Net Assets
Government Securities	53.3%
Corporate Bonds	17.9
Cash and Other	28.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class K
Actual	$1,000.00	$1,004.22	$2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.27	2.96

*   Expenses are equal to the Portfolio’s Class K annualized expense ratio of 0.58% multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (17.9%)
Consumer Discretionary (0.9%)
Auto Components (0.1%)
Johnson Controls, Inc.
1.750%, 3/1/14	$900,000	$901,912
5.000%, 3/30/20	31,000	33,845

		935,757

Hotels, Restaurants & Leisure (0.0%)
International Game Technology
7.500%, 6/15/19	23,000	26,797
McDonald’s Corp.
5.350%, 3/1/18	127,000	144,284
3.500%, 7/15/20	17,000	17,626

		188,707

Household Durables (0.0%)
Whirlpool Corp.
8.600%, 5/1/14	11,000	11,285

Media (0.5%)
21st Century Fox America, Inc.
5.300%, 12/15/14	31,000	32,395
6.900%, 3/1/19	154,000	185,102
CBS Corp.
8.875%, 5/15/19	54,000	69,175
Comcast Corp.
5.300%, 1/15/14	154,000	154,248
5.900%, 3/15/16	559,000	617,620
5.700%, 7/1/19	61,000	69,844
COX Communications, Inc.
5.450%, 12/15/14	20,000	20,903
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	154,000	158,631
3.550%, 3/15/15	58,000	59,873
2.400%, 3/15/17	695,000	709,429
5.200%, 3/15/20	61,000	66,384
Discovery Communications LLC
5.050%, 6/1/20	150,000	163,377
Omnicom Group, Inc.
6.250%, 7/15/19	77,000	88,881
Thomson Reuters Corp.
6.500%, 7/15/18	122,000	141,322
4.700%, 10/15/19	31,000	33,669
Time Warner Cable, Inc.
7.500%, 4/1/14	77,000	78,263
5.000%, 2/1/20	57,000	57,463
Time Warner, Inc.
5.875%, 11/15/16	267,000	300,814
Viacom, Inc.
4.375%, 9/15/14	77,000	78,980
5.625%, 9/15/19	61,000	69,441
Walt Disney Co.
1.350%, 8/16/16	515,000	521,684
6.000%, 7/17/17	154,000	176,681

		3,854,179

Multiline Retail (0.2%)
Kohl’s Corp.
6.250%, 12/15/17	92,000	105,166

Nordstrom, Inc.
6.750%, 6/1/14	$18,000	$18,445
6.250%, 1/15/18	123,000	141,297
4.750%, 5/1/20	21,000	22,967
Target Corp.
6.000%, 1/15/18	905,000	1,047,078
3.875%, 7/15/20	135,000	142,472

		1,477,425

Specialty Retail (0.1%)
AutoZone, Inc.
5.750%, 1/15/15	77,000	81,138
Home Depot, Inc.
5.400%, 3/1/16	496,000	545,290
Lowe’s Cos., Inc.
5.400%, 10/15/16	105,000	117,481
4.625%, 4/15/20	61,000	66,867
Staples, Inc.
9.750%, 1/15/14	154,000	154,478
TJX Cos., Inc.
6.950%, 4/15/19	45,000	53,936

		1,019,190

Total Consumer Discretionary		7,486,543

Consumer Staples (1.4%)
Beverages (0.4%)
Anheuser-Busch Cos. LLC
4.950%, 1/15/14	277,000	277,408
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 1/15/15	100,000	103,764
1.375%, 7/15/17	555,000	552,905
5.375%, 1/15/20	466,000	532,798
Bottling Group LLC
6.950%, 3/15/14	154,000	155,984
Coca-Cola Co.
1.500%, 11/15/15	395,000	402,749
Diageo Capital plc
7.375%, 1/15/14	154,000	154,354
5.750%, 10/23/17	92,000	104,859
Diageo Finance B.V.
3.250%, 1/15/15	31,000	31,965
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	345,000	358,017
PepsiCo, Inc.
3.100%, 1/15/15	77,000	79,124

		2,753,927

Food & Staples Retailing (0.2%)
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	103,624
CVS Caremark Corp.
3.250%, 5/18/15	46,000	47,538
6.125%, 8/15/16	89,000	99,871
5.750%, 6/1/17	92,000	104,719
4.750%, 5/18/20	46,000	49,870
Kroger Co.
3.900%, 10/1/15	61,000	64,075
6.150%, 1/15/20	304,000	346,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Wal-Mart Stores, Inc.
1.500%, 10/25/15	$130,000	$132,418
5.800%, 2/15/18	547,000	629,183

		1,577,744

Food Products (0.5%)
Campbell Soup Co.
3.375%, 8/15/14	61,000	62,108
3.050%, 7/15/17	31,000	32,371
4.500%, 2/15/19	61,000	66,562
General Mills, Inc.
5.700%, 2/15/17	925,000	1,038,031
5.650%, 2/15/19	199,000	230,377
Ingredion, Inc.
3.200%, 11/1/15	31,000	32,071
Kellogg Co.
4.450%, 5/30/16	230,000	248,074
3.250%, 5/21/18	960,000	1,003,741
Kraft Foods Group, Inc.
2.250%, 6/5/17	490,000	499,011
5.375%, 2/10/20	129,000	144,997
Mead Johnson Nutrition Co.
3.500%, 11/1/14	31,000	31,735
4.900%, 11/1/19	46,000	50,185
Mondelez International, Inc.
4.125%, 2/9/16	176,000	186,969
Unilever Capital Corp.
4.800%, 2/15/19	154,000	171,985

		3,798,217

Household Products (0.1%)
Clorox Co.
3.550%, 11/1/15	31,000	32,480
Colgate-Palmolive Co.
3.150%, 8/5/15	18,000	18,746
Kimberly-Clark Corp.
6.125%, 8/1/17	407,000	469,715
Procter & Gamble Co.
1.800%, 11/15/15	485,000	495,481
4.850%, 12/15/15	92,000	99,465

		1,115,887

Tobacco (0.2%)
Altria Group, Inc.
9.700%, 11/10/18	101,000	133,184
9.250%, 8/6/19	201,000	263,856
Lorillard Tobacco Co.
8.125%, 6/23/19	48,000	58,459
6.875%, 5/1/20	46,000	52,943
Philip Morris International, Inc.
5.650%, 5/16/18	997,000	1,147,017

		1,655,459

Total Consumer Staples		10,901,234

Energy (1.1%)
Energy Equipment & Services (0.0%)
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	20,000	23,233
Halliburton Co.
6.150%, 9/15/19	77,000	91,194

Transocean, Inc.
4.950%, 11/15/15	$77,000	$82,605

		197,032

Oil, Gas & Consumable Fuels (1.1%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	254,000	282,611
Apache Corp.
3.625%, 2/1/21	105,000	108,575
BP Capital Markets plc
3.625%, 5/8/14	61,000	61,682
3.875%, 3/10/15	107,000	111,357
3.125%, 10/1/15	115,000	120,266
1.375%, 11/6/17	550,000	545,123
Buckeye Partners LP
5.500%, 8/15/19	46,000	50,127
Canadian Natural Resources Ltd.
5.700%, 5/15/17	304,000	343,855
Cenovus Energy, Inc.
5.700%, 10/15/19	92,000	104,127
Chevron Corp.
4.950%, 3/3/19	189,000	213,685
ConocoPhillips Co.
5.750%, 2/1/19	335,000	390,450
6.000%, 1/15/20	154,000	182,477
Devon Energy Corp.
1.875%, 5/15/17	500,000	504,656
Enbridge Energy Partners LP
5.200%, 3/15/20	9,000	9,708
EnCana Corp.
5.900%, 12/1/17	31,000	35,123
6.500%, 5/15/19	192,000	222,672
Energy Transfer Partners LP
6.700%, 7/1/18	215,000	249,859
9.700%, 3/15/19	69,000	89,503
Enterprise Products Operating LLC
9.750%, 1/31/14	154,000	155,059
5.600%, 10/15/14	240,000	249,268
6.300%, 9/15/17	154,000	177,637
EOG Resources, Inc.
6.875%, 10/1/18	31,000	37,524
5.625%, 6/1/19	38,000	44,298
EQT Corp.
8.125%, 6/1/19	38,000	46,209
Hess Corp.
8.125%, 2/15/19	230,000	286,319
Husky Energy, Inc.
5.900%, 6/15/14	32,000	32,761
Kinder Morgan Energy Partners LP
9.000%, 2/1/19	307,000	392,430
6.850%, 2/15/20	9,000	10,683
5.300%, 9/15/20	23,000	25,289
Magellan Midstream Partners LP
6.550%, 7/15/19	38,000	44,020
Marathon Oil Corp.
5.900%, 3/15/18	71,000	81,661
Marathon Petroleum Corp.
3.500%, 3/1/16	100,000	105,249
Nexen Energy ULC
6.200%, 7/30/19	25,000	28,859
Occidental Petroleum Corp.
4.125%, 6/1/16	77,000	82,921
1.750%, 2/15/17	495,000	500,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Petrobras International Finance Co.
3.875%, 1/27/16	$95,000	$97,602
5.875%, 3/1/18	92,000	97,680
7.875%, 3/15/19	92,000	104,357
5.750%, 1/20/20	307,000	315,811
5.375%, 1/27/21	1,020,000	1,006,110
Spectra Energy Capital LLC
6.200%, 4/15/18	154,000	174,183
Statoil ASA
3.875%, 4/15/14	77,000	77,795
Total Capital S.A.
2.300%, 3/15/16	330,000	340,025
Valero Energy Corp.
4.500%, 2/1/15	14,000	14,564
Williams Partners LP
3.800%, 2/15/15	31,000	32,022
5.250%, 3/15/20	179,000	195,282

		8,382,104

Total Energy		8,579,136

Financials (8.8%)
Capital Markets (1.9%)
Ameriprise Financial, Inc.
7.300%, 6/28/19	14,000	17,144
5.300%, 3/15/20	325,000	365,978
Bank of New York Mellon Corp.
4.300%, 5/15/14	45,000	45,656
5.450%, 5/15/19	660,000	753,318
BlackRock, Inc.
3.500%, 12/10/14	77,000	79,211
5.000%, 12/10/19	787,000	889,597
Credit Suisse AG/New York
5.500%, 5/1/14	154,000	156,665
6.000%, 2/15/18	184,000	210,836
5.300%, 8/13/19	109,000	122,370
5.400%, 1/14/20	302,000	335,544
Credit Suisse USA, Inc.
5.375%, 3/2/16	85,000	93,182
Deutsche Bank AG/London
3.450%, 3/30/15	154,000	159,272
3.250%, 1/11/16	145,000	151,615
Goldman Sachs Group, Inc.
5.150%, 1/15/14	154,000	154,241
3.625%, 2/7/16	1,860,000	1,952,731
5.625%, 1/15/17	750,000	825,560
5.950%, 1/18/18	399,000	453,969
2.375%, 1/22/18	1,125,000	1,129,176
7.500%, 2/15/19	154,000	188,203
5.375%, 3/15/20	595,000	662,218
Jefferies Group LLC
8.500%, 7/15/19	154,000	186,338
Merrill Lynch & Co., Inc.
6.875%, 4/25/18	1,001,000	1,182,274
Morgan Stanley
4.750%, 4/1/14	307,000	309,441
6.000%, 4/28/15	250,000	266,212
5.375%, 10/15/15	154,000	165,857
5.450%, 1/9/17	539,000	598,625
5.950%, 12/28/17	184,000	209,248
2.125%, 4/25/18	1,455,000	1,444,882
5.625%, 9/23/19	461,000	524,859

Nomura Holdings, Inc.
5.000%, 3/4/15	$78,000	$81,408
4.125%, 1/19/16	900,000	947,497
6.700%, 3/4/20	87,000	98,461
Northern Trust Corp.
4.625%, 5/1/14	20,000	20,284
Raymond James Financial, Inc.
8.600%, 8/15/19	61,000	76,761
UBS AG/Connecticut
5.875%, 7/15/16	170,000	188,147
5.875%, 12/20/17	179,000	204,893

		15,251,673

Commercial Banks (2.4%)
Bank of Montreal
2.500%, 1/11/17	530,000	544,844
Bank of Nova Scotia
3.400%, 1/22/15	802,000	826,355
Barclays Bank plc
5.000%, 9/22/16	1,207,000	1,326,854
BB&T Corp.
3.950%, 4/29/16	46,000	49,129
4.900%, 6/30/17	307,000	341,533
BNP Paribas S.A.
3.600%, 2/23/16	465,000	488,505
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	800,000	841,969
Fifth Third Bancorp
3.625%, 1/25/16	475,000	499,475
HSBC Bank USA/New York
4.625%, 4/1/14	184,000	185,928
KfW
3.500%, 3/10/14	614,000	617,642
4.125%, 10/15/14	2,902,000	2,985,859
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	154,000	173,150
National Australia Bank Ltd./New York
2.750%, 3/9/17	520,000	541,237
Oesterreichische Kontrollbank AG
5.000%, 4/25/17	2,854,000	3,204,817
PNC Funding Corp.
5.625%, 2/1/17	510,000	566,766
5.125%, 2/8/20	31,000	34,985
Royal Bank of Canada
2.625%, 12/15/15	380,000	393,029
Royal Bank of Scotland Group plc
6.400%, 10/21/19	915,000	1,048,366
SunTrust Banks, Inc./Georgia
7.250%, 3/15/18	154,000	183,809
Toronto-Dominion Bank
2.500%, 7/14/16	525,000	544,977
U.S. Bancorp/Minnesota
4.200%, 5/15/14	77,000	78,106
2.450%, 7/27/15	465,000	477,873
Wachovia Corp.
5.250%, 8/1/14	307,000	315,505
5.750%, 2/1/18	344,000	396,907
Wells Fargo & Co.
3.750%, 10/1/14	246,000	252,265
3.676%, 6/15/16 (e)	711,000	757,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

5.625%, 12/11/17	$307,000	$352,257
1.500%, 1/16/18	1,150,000	1,137,574
Westpac Banking Corp.
3.000%, 8/4/15	35,000	36,304

		19,203,064

Consumer Finance (1.1%)
American Express Co.
7.250%, 5/20/14	77,000	79,015
5.500%, 9/12/16	706,000	784,936
6.150%, 8/28/17	871,000	1,004,167
Capital One Financial Corp.
7.375%, 5/23/14	154,000	158,138
6.150%, 9/1/16	31,000	34,561
Caterpillar Financial Services Corp.
1.250%, 11/6/17	510,000	502,912
7.150%, 2/15/19	490,000	600,500
Discover Financial Services
10.250%, 7/15/19	80,000	101,150
Ford Motor Credit Co. LLC
3.000%, 6/12/17	1,320,000	1,367,520
HSBC Finance Corp.
5.500%, 1/19/16	195,000	211,699
6.676%, 1/15/21	981,000	1,128,334
HSBC USA, Inc.
2.375%, 2/13/15	950,000	969,335
John Deere Capital Corp.
1.200%, 10/10/17	660,000	647,270
Toyota Motor Credit Corp.
2.800%, 1/11/16	230,000	240,247
1.750%, 5/22/17	610,000	614,446

		8,444,230

Diversified Financial Services (2.5%)
Bank of America Corp.
6.500%, 8/1/16	215,000	242,641
5.625%, 10/14/16	399,000	443,577
5.420%, 3/15/17	1,000,000	1,100,127
2.000%, 1/11/18	905,000	903,335
5.650%, 5/1/18	461,000	524,909
7.625%, 6/1/19	614,000	760,251
5.625%, 7/1/20	200,000	227,742
Bear Stearns Cos. LLC
5.700%, 11/15/14	92,000	96,056
6.400%, 10/2/17	154,000	178,718
Citigroup, Inc.
5.500%, 10/15/14	369,000	382,516
4.750%, 5/19/15	1,125,000	1,183,785
6.125%, 11/21/17	230,000	265,137
6.125%, 5/15/18	315,000	365,653
8.500%, 5/22/19	154,000	198,739
5.375%, 8/9/20	130,000	147,841
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	106,000	119,377
General Electric Capital Corp.
1.600%, 11/20/17	920,000	914,724
5.625%, 5/1/18	768,000	882,590
5.500%, 1/8/20	850,000	974,439
5.550%, 5/4/20	655,000	754,133
JPMorgan Chase & Co.
4.650%, 6/1/14	77,000	78,361
5.125%, 9/15/14	307,000	316,103
3.700%, 1/20/15	369,000	380,356

2.600%, 1/15/16	$750,000	$773,628
3.150%, 7/5/16	1,065,000	1,116,948
2.000%, 8/15/17	1,000,000	1,014,170
1.625%, 5/15/18	1,975,000	1,929,842
6.300%, 4/23/19	307,000	362,643
4.950%, 3/25/20	415,000	461,422
4.400%, 7/22/20	31,000	33,380
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	77,000	79,651
5.550%, 1/15/20	856,000	925,848
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	90,000	94,300
5.450%, 2/1/18	31,000	35,209
ORIX Corp.
4.710%, 4/27/15	51,000	52,942
Private Export Funding Corp.
4.950%, 11/15/15	31,000	33,594
Shell International Finance B.V.
4.000%, 3/21/14	929,000	936,410
3.250%, 9/22/15	120,000	125,472

		19,416,569

Insurance (0.7%)
ACE INA Holdings, Inc.
2.600%, 11/23/15	100,000	103,380
5.900%, 6/15/19	15,000	17,502
Aflac, Inc.
3.450%, 8/15/15	31,000	32,377
8.500%, 5/15/19	46,000	58,512
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	307,000	351,968
Allstate Corp.
6.200%, 5/16/14	77,000	78,652
American Financial Group, Inc./Ohio
9.875%, 6/15/19	31,000	39,538
American International Group, Inc.
5.050%, 10/1/15	246,000	263,722
5.850%, 1/16/18	334,000	380,610
8.250%, 8/15/18	276,000	345,958
Berkshire Hathaway Finance Corp.
2.450%, 12/15/15	125,000	129,382
5.400%, 5/15/18	508,000	580,362
Chubb Corp.
5.750%, 5/15/18	184,000	210,461
CNA Financial Corp.
7.350%, 11/15/19	14,000	16,922
5.875%, 8/15/20	92,000	104,250
Genworth Holdings, Inc.
6.515%, 5/22/18	396,000	449,748
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	145,000	161,777
Lincoln National Corp.
8.750%, 7/1/19	320,000	411,215
6.250%, 2/15/20	15,000	17,380
Markel Corp.
7.125%, 9/30/19	61,000	73,515
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	184,000	188,168
MetLife, Inc.
6.817%, 8/15/18	830,000	983,265
7.717%, 2/15/19	307,000	378,729

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Prudential Financial, Inc.
5.100%, 9/20/14	$92,000	$94,936
3.875%, 1/14/15	41,000	42,373
6.200%, 1/15/15	9,000	9,517
Reinsurance Group of America, Inc.
6.450%, 11/15/19	31,000	35,711

		5,559,930

Real Estate Investment Trusts (REITs) (0.2%)
American Tower Corp.
4.625%, 4/1/15	23,000	24,032
4.500%, 1/15/18	95,000	101,854
5.050%, 9/1/20	61,000	64,122
AvalonBay Communities, Inc.
5.700%, 3/15/17	61,000	68,036
6.100%, 3/15/20	61,000	69,329
Digital Realty Trust LP
4.500%, 7/15/15	61,000	63,644
Duke Realty LP
5.950%, 2/15/17	28,000	30,981
EPR Properties
7.750%, 7/15/20	31,000	35,317
ERP Operating LP
5.125%, 3/15/16	384,000	415,835
HCP, Inc.
3.750%, 2/1/16	95,000	99,753
6.000%, 1/30/17	100,000	112,019
Health Care REIT, Inc.
6.200%, 6/1/16	135,000	149,917
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	31,000	34,530
Hospitality Properties Trust
7.875%, 8/15/14	77,000	77,385
Kimco Realty Corp.
6.875%, 10/1/19	61,000	72,573
Liberty Property LP
4.750%, 10/1/20	61,000	63,694
Mack-Cali Realty LP
7.750%, 8/15/19	61,000	72,752
Simon Property Group LP
4.200%, 2/1/15	28,000	28,858
5.250%, 12/1/16	172,000	190,326
5.650%, 2/1/20	77,000	86,855

		1,861,812

Total Financials		69,737,278

Health Care (1.0%)
Biotechnology (0.1%)
Amgen, Inc.
4.850%, 11/18/14	92,000	95,447
2.125%, 5/15/17	740,000	752,957
5.700%, 2/1/19	92,000	106,293
4.500%, 3/15/20	15,000	16,115

		970,812

Health Care Equipment & Supplies (0.2%)
Baxter International, Inc.
4.625%, 3/15/15	92,000	96,364
4.250%, 3/15/20	31,000	33,483

Covidien International Finance S.A.
6.000%, 10/15/17	$184,000	$210,699
Medtronic, Inc.
3.000%, 3/15/15	615,000	634,049
St. Jude Medical, Inc.
2.500%, 1/15/16	355,000	363,947
Stryker Corp.
3.000%, 1/15/15	31,000	31,807
4.375%, 1/15/20	31,000	33,496

		1,403,845

Health Care Providers & Services (0.1%)
Aetna, Inc.
6.000%, 6/15/16	92,000	102,864
Cigna Corp.
5.125%, 6/15/20	40,000	43,869
McKesson Corp.
6.500%, 2/15/14	154,000	155,031
Medco Health Solutions, Inc.
7.125%, 3/15/18	31,000	36,656
Quest Diagnostics, Inc.
4.750%, 1/30/20	28,000	29,159
WellPoint, Inc.
7.000%, 2/15/19	307,000	363,385

		730,964

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	90,000	97,018
Thermo Fisher Scientific, Inc.
2.250%, 8/15/16	640,000	655,622

		752,640

Pharmaceuticals (0.5%)
AbbVie, Inc.
1.750%, 11/6/17	1,155,000	1,154,969
Actavis, Inc.
6.125%, 8/15/19	52,000	59,936
AstraZeneca plc
5.900%, 9/15/17	430,000	490,885
Bristol-Myers Squibb Co.
5.450%, 5/1/18	92,000	105,963
Eli Lilly and Co.
5.200%, 3/15/17	331,000	370,057
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	304,000	349,643
Johnson & Johnson
5.150%, 7/15/18	457,000	523,774
Merck & Co., Inc.
6.000%, 9/15/17	92,000	106,549
Merck Sharp & Dohme Corp.
4.000%, 6/30/15	61,000	64,111
Novartis Capital Corp.
4.400%, 4/24/20	110,000	119,666
Novartis Securities Investment Ltd.
5.125%, 2/10/19	246,000	278,946
Pfizer, Inc.
4.500%, 2/15/14	154,000	154,769
5.350%, 3/15/15	154,000	162,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	$346,000	$356,844

		4,298,916

Total Health Care		8,157,177

Industrials (1.1%)
Aerospace & Defense (0.5%)
Boeing Co.
3.500%, 2/15/15	215,000	221,863
0.950%, 5/15/18	1,050,000	1,008,248
Goodrich Corp.
4.875%, 3/1/20	31,000	33,529
Honeywell International, Inc.
5.300%, 3/1/18	735,000	833,566
5.000%, 2/15/19	154,000	173,698
L-3 Communications Corp.
3.950%, 11/15/16	840,000	891,455
Lockheed Martin Corp.
4.250%, 11/15/19	107,000	115,718
Northrop Grumman Corp.
5.050%, 8/1/19	26,000	28,626
Raytheon Co.
4.400%, 2/15/20	31,000	33,154
Rockwell Collins, Inc.
5.250%, 7/15/19	15,000	16,924
United Technologies Corp.
1.800%, 6/1/17	645,000	656,052

		4,012,833

Air Freight & Logistics (0.0%)
FedEx Corp.
8.000%, 1/15/19	154,000	191,577

Airlines (0.1%)
Continental Airlines, Inc. Series 2009-1 9.000%, 7/8/16	61,817	70,625
Delta Air Lines, Inc. Series 2009-1 A 7.750%, 6/17/21	61,006	70,768
Series 2010-2 A 4.950%, 5/23/19	638,772	693,067

		834,460

Commercial Services & Supplies (0.1%)
Board of Trustees of the Leland Stanford Junior University
4.750%, 5/1/19	395,000	442,349
Dartmouth College
4.750%, 6/1/19	15,000	16,587
Johns Hopkins University
5.250%, 7/1/19	34,000	38,606
Pitney Bowes, Inc.
5.750%, 9/15/17	71,000	77,933
Vanderbilt University
5.250%, 4/1/19	77,000	86,784
Waste Management, Inc.
5.000%, 3/15/14	31,000	31,271
Yale University
2.900%, 10/15/14	39,000	39,782

		733,312

Electrical Equipment (0.1%)
Eaton Corp.
6.950%, 3/20/19	$285,000	$340,005
Emerson Electric Co.
4.125%, 4/15/15	31,000	32,414
4.875%, 10/15/19	230,000	257,470

		629,889

Industrial Conglomerates (0.2%)
Danaher Corp.
5.625%, 1/15/18	154,000	174,687
General Electric Co.
5.250%, 12/6/17	665,000	753,351
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	154,000	181,061
Tyco International Finance S.A.
3.375%, 10/15/15	31,000	32,270

		1,141,369

Machinery (0.0%)
Harsco Corp.
2.700%, 10/15/15	31,000	31,465

Professional Services (0.0%)
Equifax, Inc.
4.450%, 12/1/14	31,000	32,015

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	154,000	175,865
4.700%, 10/1/19	100,000	109,817
Canadian National Railway Co.
5.550%, 3/1/19	154,000	175,987
Canadian Pacific Railway Co.
7.250%, 5/15/19	20,000	24,216
CSX Corp.
6.250%, 4/1/15	126,000	134,694
7.375%, 2/1/19	117,000	141,299
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	31,000	32,124
Norfolk Southern Corp.
7.700%, 5/15/17	61,000	72,406
5.750%, 4/1/18	154,000	175,153
5.900%, 6/15/19	20,000	23,125
Ryder System, Inc.
3.600%, 3/1/16	61,000	63,758

		1,128,444

Total Industrials		8,735,364

Information Technology (0.8%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	301,000	330,721
4.950%, 2/15/19	619,000	693,836
Motorola Solutions, Inc.
6.000%, 11/15/17	92,000	104,004

		1,128,561

Computers & Peripherals (0.1%)
Hewlett-Packard Co.
6.125%, 3/1/14	286,000	288,590
4.750%, 6/2/14	92,000	93,617

		382,207

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
4.750%, 11/15/14	$31,000	$32,071
Arrow Electronics, Inc.
6.000%, 4/1/20	46,000	49,754
Corning, Inc.
6.625%, 5/15/19	6,000	7,222
4.250%, 8/15/20	20,000	21,112

		110,159

IT Services (0.2%)
Fiserv, Inc.
3.125%, 10/1/15	380,000	393,742
International Business Machines Corp.
5.700%, 9/14/17	621,000	713,807
Western Union Co.
5.930%, 10/1/16	310,000	343,417

		1,450,966

Office Electronics (0.0%)
Xerox Corp.
8.250%, 5/15/14	29,000	29,813
4.250%, 2/15/15	77,000	79,880

		109,693

Semiconductors & Semiconductor Equipment (0.3%)
Broadcom Corp.
2.700%, 11/1/18	835,000	847,080
Intel Corp.
1.350%, 12/15/17	1,210,000	1,194,523
Texas Instruments, Inc.
2.375%, 5/16/16	485,000	502,679

		2,544,282

Software (0.1%)
Adobe Systems, Inc.
3.250%, 2/1/15	31,000	31,821
4.750%, 2/1/20	38,000	40,882
Microsoft Corp.
2.950%, 6/1/14	58,000	58,664
2.500%, 2/8/16	285,000	295,801
4.200%, 6/1/19	54,000	59,665
Oracle Corp.
5.250%, 1/15/16	343,000	374,157

		860,990

Total Information Technology		6,586,858

Materials (0.9%)
Chemicals (0.3%)
Air Products and Chemicals, Inc.
4.375%, 8/21/19	61,000	65,358
Cabot Corp.
5.000%, 10/1/16	61,000	66,683
Dow Chemical Co.
8.550%, 5/15/19	490,000	631,369
E.I. du Pont de Nemours & Co.
3.250%, 1/15/15	77,000	79,285
5.250%, 12/15/16	201,000	225,517
4.625%, 1/15/20	31,000	33,886
Ecolab, Inc.
3.000%, 12/8/16	480,000	502,523

Monsanto Co.
5.125%, 4/15/18	$31,000	$34,853
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14	25,000	25,426
3.750%, 9/30/15	25,000	26,181
Praxair, Inc.
4.625%, 3/30/15	154,000	161,742
Sherwin-Williams Co.
3.125%, 12/15/14	77,000	78,969
Valspar Corp.
7.250%, 6/15/19	61,000	71,498

		2,003,290

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16	307,000	343,222
8.125%, 7/15/18	31,000	37,977

		381,199

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	31,000	32,201
Bemis Co., Inc.
5.650%, 8/1/14	17,000	17,498
6.800%, 8/1/19	14,000	16,384

		66,083

Metals & Mining (0.6%)
Alcoa, Inc.
6.750%, 7/15/18	307,000	345,375
Allegheny Technologies, Inc.
9.375%, 6/1/19	46,000	55,896
Barrick Gold Corp.
6.950%, 4/1/19	302,000	346,747
BHP Billiton Finance USA Ltd.
5.500%, 4/1/14	154,000	155,973
5.250%, 12/15/15	205,000	222,928
5.400%, 3/29/17	61,000	68,282
Cliffs Natural Resources, Inc.
4.800%, 10/1/20	17,000	16,802
Freeport-McMoRan Copper & Gold, Inc.
2.375%, 3/15/18	1,000,000	996,692
Newmont Mining Corp.
5.125%, 10/1/19	92,000	94,969
3.500%, 3/15/22	940,000	796,977
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14	97,000	99,658
6.500%, 7/15/18	92,000	108,362
9.000%, 5/1/19	154,000	200,561
Rio Tinto Finance USA plc
1.625%, 8/21/17	505,000	504,529
Southern Copper Corp.
5.375%, 4/16/20	17,000	18,131
Vale Overseas Ltd.
6.250%, 1/23/17	609,000	675,884

		4,707,766

Paper & Forest Products (0.0%)
International Paper Co.
5.300%, 4/1/15	181,000	190,688

Total Materials		7,349,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.
5.100%, 9/15/14	$92,000	$94,925
2.500%, 8/15/15	1,075,000	1,104,436
5.625%, 6/15/16	629,000	693,337
5.800%, 2/15/19	1,491,000	1,718,692
Deutsche Telekom International Finance B.V.
4.875%, 7/8/14	77,000	78,702
Orange S.A.
4.375%, 7/8/14	154,000	156,889
5.375%, 7/8/19	345,000	384,589
Qwest Corp.
8.375%, 5/1/16 (b)	51,000	58,522
6.500%, 6/1/17	615,000	694,950
Telefonica Emisiones S.A.U.
4.949%, 1/15/15	40,000	41,696
5.877%, 7/15/19	60,000	66,983
Verizon Communications, Inc.
5.500%, 2/15/18	107,000	121,281
8.750%, 11/1/18	365,000	466,703

		5,681,705

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V.
3.625%, 3/30/15	355,000	365,621
Rogers Communications, Inc.
6.800%, 8/15/18	229,000	273,975
Vodafone Group plc
4.150%, 6/10/14	123,000	124,976
5.750%, 3/15/16	265,000	291,378
5.625%, 2/27/17	184,000	206,419

		1,262,369

Total Telecommunication Services		6,944,074

Utilities (1.0%)
Electric Utilities (0.5%)
Commonwealth Edison Co.
4.000%, 8/1/20	49,000	51,857
Duke Energy Carolinas LLC
7.000%, 11/15/18	154,000	187,296
Duke Energy Corp.
3.350%, 4/1/15	31,000	32,053
Duke Energy Florida, Inc.
5.650%, 6/15/18	154,000	176,406
4.550%, 4/1/20	15,000	16,230
Duke Energy Indiana, Inc.
3.750%, 7/15/20	105,000	107,289
Entergy Corp.
5.125%, 9/15/20	540,000	568,366
Exelon Corp.
4.900%, 6/15/15	857,000	902,050
Indiana Michigan Power Co.
7.000%, 3/15/19	154,000	182,699
Kansas City Power & Light Co.
7.150%, 4/1/19	455,000	548,156
NextEra Energy Capital Holdings, Inc.
6.000%, 3/1/19	169,000	191,518
Northeast Utilities
4.500%, 11/15/19	31,000	33,768
Northern States Power Co.
1.950%, 8/15/15	31,000	31,673

PacifiCorp
5.650%, 7/15/18	$154,000	$176,277
Progress Energy, Inc.
5.625%, 1/15/16	240,000	261,978
Public Service Co. of Oklahoma
5.150%, 12/1/19	23,000	25,755
Southern Co.
4.150%, 5/15/14	23,000	23,299
Union Electric Co.
6.700%, 2/1/19	127,000	151,396
Virginia Electric & Power Co.
5.400%, 1/15/16	225,000	245,351
5.000%, 6/30/19	61,000	68,466
Wisconsin Power & Light Co.
5.000%, 7/15/19	31,000	35,076

		4,016,959

Gas Utilities (0.0%)
Boardwalk Pipelines LP
5.750%, 9/15/19	61,000	67,975
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	154,000	177,274
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	154,000	173,283

		418,532

Independent Power Producers & Energy Traders (0.1%)
Exelon Generation Co. LLC
6.200%, 10/1/17	154,000	173,018
PPL Energy Supply LLC
6.200%, 5/15/16	220,000	242,506
PSEG Power LLC
5.125%, 4/15/20	25,000	27,184

		442,708

Multi-Utilities (0.4%)
Alliant Energy Corp.
4.000%, 10/15/14	31,000	31,738
Consolidated Edison Co. of New York, Inc.
7.125%, 12/1/18	307,000	373,983
Consumers Energy Co.
6.700%, 9/15/19	154,000	185,576
Dominion Resources, Inc.
5.000%, 12/1/14	92,000	95,567
5.150%, 7/15/15	905,000	963,230
DTE Energy Co.
7.625%, 5/15/14	23,000	23,593
6.350%, 6/1/16	92,000	103,463
National Grid plc
6.300%, 8/1/16	154,000	173,147
NiSource Finance Corp.
6.400%, 3/15/18	745,000	853,752
5.450%, 9/15/20	31,000	34,360
Sempra Energy
6.500%, 6/1/16	181,000	203,134
TECO Finance, Inc.
4.000%, 3/15/16	26,000	27,601

		3,069,144

Total Utilities		7,947,343

Total Corporate Bonds		142,424,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Government Securities (53.3%)
Foreign Governments (1.3%)
Canadian Government Bond
2.375% 9/10/14	$215,000	$218,215
Export-Import Bank of Korea
8.125% 1/21/14	2,756,000	2,764,391
Federative Republic of Brazil
6.000% 1/17/17	2,355,000	2,623,470
8.000% 1/15/18 (b)	192,000	213,120
5.875% 1/15/19	305,000	342,515
Province of British Columbia
2.850% 6/15/15	46,000	47,505
Province of Nova Scotia
5.125% 1/26/17	92,000	102,901
Province of Ontario
4.100% 6/16/14	307,000	312,318
4.950% 11/28/16	184,000	204,301
Province of Quebec
4.875% 5/5/14	184,000	186,794
Republic of Italy
5.250% 9/20/16	399,000	432,048
Republic of Korea
5.750% 4/16/14 (b)	154,000	156,522
7.125% 4/16/19	154,000	188,126
Republic of Panama
5.200% 1/30/20	462,000	503,580
Republic of Peru
8.375% 5/3/16	230,000	265,995
Republic of Poland
5.000% 10/19/15	307,000	329,453
Republic of South Africa
5.875% 5/30/22	215,000	230,319
State of Israel
5.125% 3/1/14	31,000	31,194
5.125% 3/26/19	138,000	157,320
Svensk Exportkredit AB
5.125% 3/1/17	92,000	103,126
United Mexican States
5.875% 2/17/14	230,000	231,150
5.625% 1/15/17	338,000	377,715
5.950% 3/19/19	307,000	354,585

		10,376,663

Municipal Bonds (0.3%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839% 1/1/41	18,000	18,086
Board of Regents of the University of Texas System , Revenue Bonds, Series 2010C
4.794% 8/15/46	55,000	54,708
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491% 11/1/39	61,000	65,909
City & County of Denver, General Obligation Bonds, Series 2010A
5.650% 8/1/30	31,000	32,918
City & County of San Francisco Public Utilities Commission, Revenue Bonds, Series 2010E
6.000% 11/1/40	123,000	140,182

City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845% 1/1/38	$38,000	$40,134
6.395% 1/1/40	21,000	23,182
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE
6.011% 6/15/42	11,000	12,727
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
5.724% 6/15/42	38,000	42,343
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A
5.508% 8/1/37	92,000	101,884
City of New York, General Obligation Bonds, Series 2009-A1
5.206% 10/1/31	46,000	47,271
Commonwealth of Massachusetts, General Obligation Bonds, Series 2009E
5.456% 12/1/39	77,000	82,412
County of Clark Airport System, Revenue Bonds, Series 2009B
6.881% 7/1/42	61,000	64,679
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.600% 8/1/42	31,000	37,979
6.750% 8/1/49	61,000	76,471
County of Los Angeles Unified School District, General Obligation Bonds, Series 2009-KRY
5.755% 7/1/29	31,000	34,417
5.750% 7/1/34	77,000	85,244
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010A-2
6.731% 7/1/43	46,000	50,664
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B
6.138% 5/1/49	31,000	35,650
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637% 4/1/57	38,000	39,943
7.055% 4/1/57	61,000	60,972
Massachusetts Water Pollution Abatement Trust, Revenue Bonds, Series 2010-15B
5.192% 8/1/40	45,000	47,686
Metropolitan Transportation Authority, Revenue Bonds, Series 2010A
6.668% 11/15/39	23,000	26,895
Metropolitan Transportation Authority, Revenue Bonds, Series 2010B-1
6.548% 11/15/31	31,000	35,459
6.648% 11/15/39	31,000	36,171
Metropolitan Washington Airports Authority, Revenue Bonds, Series 2009D
7.462% 10/1/46	89,000	98,497
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2010B
6.561% 12/15/40	31,000	36,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

North Texas Tollway Authority System, Revenue Bonds, Series 2009B
6.718% 1/1/49	$88,000	$104,899
Ohio State University, Revenue Bonds, Series 2010C
4.910% 6/1/40	61,000	61,116
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511% 12/1/45	69,000	72,364
5.561% 12/1/49	92,000	96,578
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793% 4/1/30	31,000	36,540
6.918% 4/1/40	31,000	37,101
7.043% 4/1/50	61,000	75,249
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Series 2009-F2
6.263% 4/1/49	92,000	110,336
State of California, Various Purposes, General Obligation Bonds, Series 2009
7.350% 11/1/39	61,000	77,033
State of Georgia, General Obligation Bonds, Series 2009H
4.503% 11/1/25	31,000	32,804
State of Illinois, General Obligation Bonds, Series 2010
4.071% 1/1/14	31,000	31,000
4.421% 1/1/15	31,000	31,931
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010D
5.500% 3/15/30	31,000	33,401
5.600% 3/15/40	31,000	34,041
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770% 3/15/39	18,000	19,694
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010D
5.481% 8/1/39	61,000	64,761
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010F
5.090% 8/1/33	31,000	31,920
5.140% 8/1/40	31,000	31,849

		2,411,513

Supranational (0.8%)
Asian Development Bank
4.250% 10/20/14	759,000	782,982
5.500% 6/27/16	307,000	342,957
Corp. Andina de Fomento
5.750% 1/12/17	154,000	169,400
8.125% 6/4/19	46,000	56,350
European Investment Bank
3.000% 4/8/14	307,000	309,206
3.125% 6/4/14	154,000	155,826
2.875% 1/15/15	307,000	315,051
4.875% 1/17/17	1,379,000	1,537,845
5.125% 5/30/17	399,000	451,197
Inter-American Development Bank
5.125% 9/13/16	107,000	119,306
3.875% 2/14/20	307,000	332,784

International Bank for Reconstruction & Development
5.000% 4/1/16	$959,000	$1,054,115
International Finance Corp.
3.000% 4/22/14	787,000	793,482

		6,420,501

U.S. Government Agencies (25.1%)
Federal Farm Credit Bank
1.125% 2/27/14	3,975,000	3,979,842
2.625% 4/17/14	307,000	309,158
Federal Home Loan Bank
0.375% 1/29/14	15,520,000	15,522,224
5.250% 6/18/14	1,228,000	1,256,716
5.500% 8/13/14	4,379,000	4,522,227
0.250% 2/20/15	12,390,000	12,390,265
4.750% 12/16/16	154,000	171,850
4.875% 5/17/17	461,000	519,970
5.000% 11/17/17	5,859,000	6,692,167
5.500% 7/15/36	92,000	106,652
Federal Home Loan Mortgage Corp.
4.500% 1/15/14	1,536,000	1,538,418
2.500% 4/23/14	4,952,000	4,988,122
5.000% 7/15/14	614,000	629,707
0.750% 11/25/14	42,500,000	42,709,699
2.875% 2/9/15	230,000	236,649
0.500% 4/17/15	4,830,000	4,844,922
1.750% 9/10/15	4,700,000	4,809,577
4.750% 11/17/15	921,000	996,258
5.500% 7/18/16	307,000	344,647
Federal National Mortgage Association
2.750% 2/5/14	921,000	923,027
1.350% 2/24/14	61,000	61,090
2.750% 3/13/14	5,545,000	5,574,071
0.875% 8/28/14	12,685,000	12,743,362
3.000% 9/16/14	307,000	313,126
2.625% 11/20/14	230,000	234,932
0.500% 5/27/15	44,170,000	44,313,076
2.150% 8/4/15	31,000	31,901
1.875% 10/15/15	61,000	62,602
4.375% 10/15/15	921,000	986,387
0.500% 3/30/16	12,230,000	12,231,669
2.375% 4/11/16	14,705,000	15,319,412
5.000% 2/13/17	307,000	345,427

		199,709,152

U.S. Treasuries (25.8%)
U.S. Treasury Bonds
11.250% 2/15/15	522,000	586,292
U.S. Treasury Notes
1.250% 2/15/14	2,860,000	2,863,947
4.000% 2/15/14	2,575,000	2,586,970
0.250% 2/28/14	3,020,000	3,020,727
0.375% 11/15/14	19,890,000	19,927,811
0.250% 12/15/14	20,915,000	20,932,021
0.250% 1/31/15	2,995,000	2,997,457
0.250% 2/15/15	10,595,000	10,602,449
4.000% 2/15/15	10,458,000	10,901,920
0.250% 3/31/15	6,230,000	6,233,407
2.500% 3/31/15	42,545,000	43,752,934
0.125% 4/30/15	21,700,000	21,674,570
0.250% 5/31/15	6,980,000	6,983,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

0.375% 6/30/15	$35,655,000	$35,728,816
0.250% 4/15/16	16,140,000	16,054,466

		204,846,968

Total Government Securities		423,764,797

Total Long-Term Debt Securities (71.2%) (Cost $557,441,417)		566,188,830

SHORT-TERM INVESTMENT:
Government Securities (11.0%)
U.S. Treasury Bills
0.12%, 12/11/14 (p)	87,610,000	87,509,897

Total Short-Term Investments (11.0%) (Cost $87,503,262)		87,509,897

Total Investments (82.2%) (Cost $644,944,679)		653,698,727
Other Assets Less Liabilities (17.8%)		141,405,664

Net Assets (100%)		$795,104,391

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $173,283 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(p)	Yield to maturity.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	295	March-14	$36,965,595	$36,298,828	$666,767
2 Year U.S. Treasury Notes	172	March-14	37,877,384	37,807,750	69,634

					$736,401

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$7,486,543	$—	$7,486,543
Consumer Staples	—	10,901,234	—	10,901,234
Energy	—	8,579,136	—	8,579,136
Financials	—	69,737,278	—	69,737,278
Health Care	—	8,157,177	—	8,157,177
Industrials	—	8,735,364	—	8,735,364
Information Technology	—	6,586,858	—	6,586,858
Materials	—	7,349,026	—	7,349,026
Telecommunication Services	—	6,944,074	—	6,944,074
Utilities	—	7,947,343	—	7,947,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$736,401	$—	$—	$736,401
Government Securities
Foreign Governments	—	10,376,663	—	10,376,663
Municipal Bonds	—	2,411,513	—	2,411,513
Supranational	—	6,420,501	—	6,420,501
U.S. Government Agencies	—	199,709,152	—	199,709,152
U.S. Treasuries	—	204,846,968	—	204,846,968
Short-Term Investments	—	87,509,897	—	87,509,897

Total Assets	$736,401	$653,698,727	$—	$654,435,128

Total Liabilities	$—	$—	$—	$—

Total	$736,401	$653,698,727	$—	$654,435,128

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$736,401	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$736,401

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$2,751,205	$—	$—	$2,751,205
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,751,205	$—	$—	$2,751,205

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$663,283	$—	$—	$663,283
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$ —	$663,283	$—	$—	$663,283

^ This Portfolio held futures contracts as hedging.

The Portfolio held futures contracts with an average notional balance of approximately $176,272,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$736,401	(c)	$—	$—	$736,401

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$247,724,591
Long-term U.S. government debt securities	165,936,436

$413,661,027

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$200,994,888
Long-term U.S. government debt securities	133,690,894

$334,685,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,479,867
Aggregate gross unrealized depreciation	(725,819)

Net unrealized appreciation	$8,754,048

Federal income tax cost of investments	$644,944,679

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $552,534 for Short Term and $4,301,930 for Long Term during 2013.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $10,903,292 for Short Term losses and $18,874,114 for Long Term losses.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $644,944,679)	$653,698,727
Cash	138,107,232
Dividends, interest and other receivables	3,194,479
Due from broker for futures variation margin	528,835
Other assets	112

Total assets	795,529,385

LIABILITIES
Investment management fees payable	303,381
Administrative fees payable	78,418
Accrued expenses	43,195

Total liabilities	424,994

NET ASSETS	$795,104,391

Net assets were comprised of:
Paid in capital	$817,917,302
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments and futures	(32,303,360)
Net unrealized appreciation (depreciation) on investments and futures	9,490,449

Net assets	$795,104,391

Class K
Net asset value, offering and redemption price per share, $795,104,391 / 85,313,234 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$9,626,885

EXPENSES
Investment management fees	3,039,636
Administrative fees	715,310
Printing and mailing expenses	69,606
Professional fees	58,162
Custodian fees	23,001
Trustees’ fees	17,328
Distribution fees - Class IA	3
Miscellaneous	35,428

Total expenses	3,958,474

NET INVESTMENT INCOME (LOSS)	5,668,411

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	105,559
Futures	2,751,205

Net realized gain (loss)	2,856,764

Change in unrealized appreciation (depreciation) on:
Investments	(8,620,939)
Futures	663,283

Net change in unrealized appreciation (depreciation)	(7,957,656)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,100,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$567,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,668,411	$6,430,660
Net realized gain (loss) on investments and futures	2,856,764	21,109,645
Net change in unrealized appreciation (depreciation) on investments and futures	(7,957,656)	(17,336,525)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	567,519	10,203,780

DIVIDENDS:
Dividends from net investment income
Class IA	—	(98)
Class K	(5,885,393)	(6,461,005)

TOTAL DIVIDENDS	(5,885,393)	(6,461,103)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 0 and 10 shares, respectively ]	—	98
Capital shares repurchased [ (1,047) and 0 shares, respectively ]	(9,824)	—

Total Class IA transactions	(9,824)	98

Class K
Capital shares sold [ 29,516,034 and 21,522,582 shares, respectively ]	276,858,476	203,166,772
Capital shares issued in reinvestment of dividends and distributions [ 631,316 and 688,664 shares, respectively ]	5,885,393	6,461,005
Capital shares repurchased [ (838,426) and (36,314,898) shares, respectively ]	(7,862,100)	(340,902,575)

Total Class K transactions	274,881,769	(131,274,798)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	274,871,945	(131,274,700)

TOTAL INCREASE (DECREASE) IN NET ASSETS	269,554,071	(127,532,023)
NET ASSETS:
Beginning of year	525,550,320	653,082,343

End of year (a)	$795,104,391	$525,550,320

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.38	$9.32	$9.63

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.13 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures	(0.07)	0.05	(0.07)

Total from investment operations	0.01	0.18	(0.01)

Less distributions:
Dividends from net investment income	(0.07)	(0.12)	(0.30)

Total dividends and distributions	(0.07)	—	—

Net asset value, end of period	$9.32	$9.38	$9.32

Total return (b)	0.10%	1.91%	(0.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$795,104	$525,540	$653,073
Ratio of expenses to average net assets (a)	0.59%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets (a)	0.84%	1.36%	1.88%
Portfolio turnover rate (z)	56%	79%	87%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	38.16%	23.64%	10.10%
Portfolio – Class IB Shares*	38.18	23.46	9.88
Portfolio – Class K Shares**	38.50	N/A	28.41
Russell 2000® Growth Index	43.30	22.58	9.41
* Date of inception 5/1/97. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 38.16% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 43.30% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection in the Financial Services and Producer Durables sectors contributed to performance.

•	An underweight position and stock selection in the Materials & Processing sector also contributed.

•	Leading contributors included: Pandora Media, Jazz Pharmaceuticals, Onyx Pharmaceuticals, CoStar Group and Lumber Liquidators Holdings.

What hurt performance during the year:

•	Stock selection in the Technology and Consumer Discretionary sectors detracted from performance.

•	An underweight position in Health Care also detracted.

•	Leading detractors include: Aruba Networks, Cadence Design Systems, Joy Global, Ulta Salon, Cosmetics & Fragrance and Cabela’s.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The economic expansion, although still relatively modest by historical standards, appears to us to be broadening and evidence is building that the recovery is becoming self-sustaining. Key to the acceleration has been improvements in consumer spending, bolstered by unemployment, which dropped to a five-year low in November. This, combined with modest inflation, improving home values and a rising stock market, has helped to push consumer confidence back to levels not seen since last summer, before the budget showdown.

Although bottom-up inputs suggest that companies continue to keep a tight rein on expenses and capital spending, we are seeing increasing signs that management teams are slowly opening their purse strings, potentially setting the stage for more meaningful improvement in the upcoming year. Fiscal spending, which has been a headwind to growth for much of the past several years, also appears likely to abate as we move into 2014.

The net result has been an optimal growth environment for equities—strong enough to drive healthy earnings growth but modest enough to keep inflationary fears and, in turn, fears of aggressive Federal Reserve tightening, at bay. We believe that earnings growth will accelerate into 2014 and that interest rates will likely remain low for some time. That said, further advances could prove challenging should earnings growth falter or inflationary fears emerge.

At year end, holdings across the Portfolio were well balanced between strong secular growers and companies that we believe are positioned to disproportionately benefit from an expected acceleration in economic activity. All sector allocations reflected our bottom-up stock selection process.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	19.2%
Industrials	19.1
Consumer Discretionary	16.6
Financials	15.4
Health Care	14.6
Energy	5.6
Materials	3.3
Consumer Staples	3.1
Utilities	1.5
Telecommunication Services	0.4
Cash and Other	1.2

100.0%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,202.56	$5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.89
Class IB
Actual	1,000.00	1,202.44	5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.89
Class K
Actual	1,000.00	1,203.67	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.62

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.96%, 0.96% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.6%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$963,195
Cooper Tire & Rubber Co.	48,500	1,165,940
Dana Holding Corp.	115,600	2,268,072
Dorman Products, Inc.*	19,000	1,065,330
Drew Industries, Inc.	18,900	967,680
Federal-Mogul Corp.*	17,100	336,528
Gentherm, Inc.*	19,800	530,838
Modine Manufacturing Co.*	30,000	384,600
Shiloh Industries, Inc.*	17,900	349,050
Standard Motor Products, Inc.	18,800	691,840
Stoneridge, Inc.*	14,600	186,150
Superior Industries International, Inc.	15,700	323,891
Tenneco, Inc.*	46,300	2,619,191
Tower International, Inc.*	10,000	214,000

		12,066,305

Automobiles (0.0%)
Winnebago Industries, Inc.*	16,200	444,690

Distributors (1.1%)
Core-Mark Holding Co., Inc.	6,900	523,917
LKQ Corp.*	689,514	22,685,011
Pool Corp.	36,300	2,110,482
VOXX International Corp.*	21,500	359,050
Weyco Group, Inc.	6,200	182,466

		25,860,926

Diversified Consumer Services (1.3%)
American Public Education, Inc.*	12,150	528,160
Ascent Capital Group, Inc., Class A*	9,400	804,264
Bright Horizons Family Solutions, Inc.*	7,520	276,285
Capella Education Co.	11,050	734,162
Education Management Corp.*	40,800	411,672
Grand Canyon Education, Inc.*	407,601	17,771,404
Hillenbrand, Inc.	45,000	1,323,900
ITT Educational Services, Inc.*	16,900	567,502
K12, Inc.*	15,800	343,650
LifeLock, Inc.*	43,900	720,399
Lincoln Educational Services Corp.	19,700	98,106
Mac-Gray Corp.	8,700	184,701
Matthews International Corp., Class A	21,900	933,159
Outerwall, Inc.*	21,050	1,416,034
Regis Corp.	44,310	642,938
Sotheby’s, Inc.	52,700	2,803,640
Steiner Leisure Ltd.*	10,300	506,657
Strayer Education, Inc.*	1,700	58,599
Universal Technical Institute, Inc.	9,800	136,318

		30,261,550

Hotels, Restaurants & Leisure (2.1%)
AFC Enterprises, Inc.*	19,000	$731,500
Biglari Holdings, Inc.*	870	440,777
BJ’s Restaurants, Inc.*	18,100	562,186
Bloomin’ Brands, Inc.*	40,000	960,400
Bob Evans Farms, Inc.	20,200	1,021,918
Boyd Gaming Corp.*	39,200	441,392
Bravo Brio Restaurant Group, Inc.*	1,700	27,659
Buffalo Wild Wings, Inc.*	14,400	2,119,680
Caesars Entertainment Corp.*	24,640	530,746
Carrols Restaurant Group, Inc.*	29,100	192,351
CEC Entertainment, Inc.	15,400	681,912
Cheesecake Factory, Inc.	40,500	1,954,935
Churchill Downs, Inc.	9,500	851,675
Chuy’s Holdings, Inc.*	11,700	421,434
Cracker Barrel Old Country Store, Inc.	15,500	1,706,085
Denny’s Corp.*	84,812	609,798
DineEquity, Inc.	11,300	944,115
Einstein Noah Restaurant Group, Inc.	13,100	189,950
Fiesta Restaurant Group, Inc.*	14,300	747,032
Ignite Restaurant Group, Inc.*	5,200	65,000
International Speedway Corp., Class A	21,100	748,839
Interval Leisure Group, Inc.	26,500	818,850
Isle of Capri Casinos, Inc.*	36,400	327,600
Jack in the Box, Inc.*	30,500	1,525,610
Krispy Kreme Doughnuts, Inc.*	54,300	1,047,447
Life Time Fitness, Inc.*	33,600	1,579,200
Marcus Corp.	14,500	194,880
Marriott Vacations Worldwide Corp.*	20,700	1,092,132
Monarch Casino & Resort, Inc.*	16,300	327,304
Morgans Hotel Group Co.*	19,700	160,161
Multimedia Games Holding Co., Inc.*	20,300	636,608
Norwegian Cruise Line Holdings Ltd.*	452,702	16,057,340
Orient-Express Hotels Ltd., Class A*	71,400	1,078,854
Papa John’s International, Inc.	24,066	1,092,596
Pinnacle Entertainment, Inc.*	39,600	1,029,204
Red Robin Gourmet Burgers, Inc.*	9,600	705,984
Ruby Tuesday, Inc.*	43,700	302,841
Ruth’s Hospitality Group, Inc.	24,200	343,882
Scientific Games Corp., Class A*	41,600	704,288
Sonic Corp.*	37,500	757,125
Speedway Motorsports, Inc.	8,300	164,755
Texas Roadhouse, Inc.	45,100	1,253,780
Town Sports International Holdings, Inc.	21,700	320,292
Vail Resorts, Inc.	26,100	1,963,503

		49,433,620

Household Durables (0.5%)
Beazer Homes USA, Inc.*	16,920	413,186
Cavco Industries, Inc.*	1,300	89,310
Ethan Allen Interiors, Inc.	14,900	453,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Helen of Troy Ltd.*	23,700	$1,173,387
Hovnanian Enterprises, Inc., Class A*	116,600	771,892
iRobot Corp.*	21,319	741,262
KB Home	55,200	1,009,056
La-Z-Boy, Inc.	36,000	1,116,000
Libbey, Inc.*	13,100	275,100
Lifetime Brands, Inc.	10,100	158,873
M.D.C. Holdings, Inc.*	26,900	867,256
M/I Homes, Inc.*	17,100	435,195
Meritage Homes Corp.*	23,900	1,146,961
NACCO Industries, Inc., Class A	3,200	199,008
Ryland Group, Inc.	31,600	1,371,756
Standard Pacific Corp.*	107,100	969,255
Universal Electronics, Inc.*	9,500	362,045

		11,552,800

Internet & Catalog Retail (1.6%)
1-800-FLOWERS.COM, Inc., Class A*	25,800	139,578
Blue Nile, Inc.*	12,100	569,789
FTD Cos., Inc.*	11,260	366,851
HomeAway, Inc.*	432,720	17,689,593
HSN, Inc.	24,000	1,495,200
Nutrisystem, Inc.	20,400	335,376
Orbitz Worldwide, Inc.*	11,701	84,013
Overstock.com, Inc.*	7,600	234,004
PetMed Express, Inc.	8,700	144,681
Shutterfly, Inc.*	327,645	16,686,960

		37,746,045

Leisure Equipment & Products (0.7%)
Arctic Cat, Inc.	8,600	490,028
Brunswick Corp.	69,900	3,219,594
Callaway Golf Co.	47,000	396,210
LeapFrog Enterprises, Inc.*	38,800	308,072
Marine Products Corp.	28,800	289,440
Polaris Industries, Inc.	74,460	10,844,354
Smith & Wesson Holding Corp.*	43,300	584,117
Sturm Ruger & Co., Inc.	12,800	935,552

		17,067,367

Media (1.3%)
Carmike Cinemas, Inc.*	16,500	459,360
Crown Media Holdings, Inc., Class A*	192,500	679,525
Cumulus Media, Inc., Class A*	50,200	388,046
Digital Generation, Inc.*	16,600	211,650
Entercom Communications Corp., Class A*	18,100	190,231
Entravision Communications Corp., Class A	48,400	294,756
EW Scripps Co., Class A*	25,000	543,000
Global Sources Ltd.*	24,000	195,120
Gray Television, Inc.*	35,700	531,216
Harte-Hanks, Inc.	19,800	154,836
Journal Communications, Inc., Class A*	36,300	337,953
Live Nation Entertainment, Inc.*	101,925	2,014,038

Loral Space & Communications, Inc.*	10,400	$842,192
Martha Stewart Living Omnimedia, Inc., Class A*	19,900	83,580
McClatchy Co., Class A*	39,900	135,660
MDC Partners, Inc., Class A	30,150	769,126
Meredith Corp.	26,100	1,351,980
National CineMedia, Inc.	632,229	12,619,291
New York Times Co., Class A	98,400	1,561,608
Nexstar Broadcasting Group, Inc., Class A	23,600	1,315,228
Rentrak Corp.*	7,700	291,753
Scholastic Corp.	19,500	663,195
Sinclair Broadcast Group, Inc., Class A	49,500	1,768,635
Valassis Communications, Inc.	34,500	1,181,625
World Wrestling Entertainment, Inc., Class A	37,200	616,776

		29,200,380

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	21,400	348,392
Fred’s, Inc., Class A	25,800	477,816
Gordmans Stores, Inc.	6,900	52,923
Tuesday Morning Corp.*	41,500	662,340

		1,541,471

Specialty Retail (6.0%)
Aeropostale, Inc.*	57,900	526,311
America’s Car-Mart, Inc.*	6,700	282,941
ANN, Inc.*	39,200	1,433,152
Asbury Automotive Group, Inc.*	26,300	1,413,362
Barnes & Noble, Inc.*	24,600	367,770
bebe stores, Inc.	4,700	25,004
Brown Shoe Co., Inc.	29,100	818,874
Buckle, Inc.	20,300	1,066,968
Cabela’s, Inc.*	212,100	14,138,586
CarMax, Inc.*	209,626	9,856,615
Cato Corp., Class A	17,800	566,040
Children’s Place Retail Stores, Inc.*	18,345	1,045,115
Citi Trends, Inc.*	4,800	81,600
Conn’s, Inc.*	15,400	1,213,366
Destination Maternity Corp.	13,300	397,404
Destination XL Group, Inc.*	50,800	333,756
Dick’s Sporting Goods, Inc.	298,360	17,334,716
Express, Inc.*	69,600	1,299,432
Finish Line, Inc., Class A	33,700	949,329
Five Below, Inc.*	333,861	14,422,795
Francesca’s Holdings Corp.*	27,100	498,911
Genesco, Inc.*	19,000	1,388,140
Group 1 Automotive, Inc.	16,800	1,193,136
Haverty Furniture Cos., Inc.	9,800	306,740
Hibbett Sports, Inc.*	19,248	1,293,658
Jos. A. Bank Clothiers, Inc.*	19,800	1,083,654
Lithia Motors, Inc., Class A	17,900	1,242,618
Lumber Liquidators Holdings, Inc.*	191,330	19,685,944
MarineMax, Inc.*	24,700	397,176
Mattress Firm Holding Corp.*	7,100	305,584

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Men’s Wearhouse, Inc.	34,200	$1,746,936
Monro Muffler Brake, Inc.	24,050	1,355,458
Office Depot, Inc.*	400,620	2,119,280
Penske Automotive Group, Inc.	33,600	1,584,576
PEP Boys-Manny, Moe & Jack*	31,700	384,838
Pier 1 Imports, Inc.	69,800	1,610,984
Rent-A-Center, Inc.	44,000	1,466,960
Restoration Hardware Holdings, Inc.*	187,110	12,592,503
Select Comfort Corp.*	44,400	936,396
Shoe Carnival, Inc.	10,850	314,758
Sonic Automotive, Inc., Class A	27,100	663,408
Stage Stores, Inc.	26,700	593,274
Stein Mart, Inc.	13,400	180,230
Systemax, Inc.*	23,890	268,762
Tilly’s, Inc., Class A*	13,200	151,140
Tractor Supply Co.	232,190	18,013,300
Vitamin Shoppe, Inc.*	22,900	1,191,029
West Marine, Inc.*	15,200	216,296
Wet Seal, Inc., Class A*	5,700	15,561
Winmark Corp.	227	21,025
Zale Corp.*	23,300	367,441
Zumiez, Inc.*	16,356	425,256

		141,188,108

Textiles, Apparel & Luxury Goods (1.4%)
Columbia Sportswear Co.	8,000	630,000
Crocs, Inc.*	69,200	1,101,664
Fifth & Pacific Cos., Inc.*	84,600	2,713,122
G-III Apparel Group Ltd.*	9,900	730,521
Iconix Brand Group, Inc.*	41,200	1,635,640
Jones Group, Inc.	57,200	855,712
Movado Group, Inc.	11,400	501,714
Oxford Industries, Inc.	10,900	879,303
Perry Ellis International, Inc.*	500	7,895
Quiksilver, Inc.*	97,100	851,567
Skechers U.S.A., Inc., Class A*	29,400	974,022
Steven Madden Ltd.*	45,862	1,678,091
Tumi Holdings, Inc.*	34,600	780,230
Under Armour, Inc., Class A*	185,680	16,209,864
Vera Bradley, Inc.*	11,049	265,618
Wolverine World Wide, Inc.	76,000	2,580,960

		32,395,923

Total Consumer Discretionary		388,759,185

Consumer Staples (3.1%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	6,100	1,474,919
Coca-Cola Bottling Co. Consolidated	1,800	131,742
Craft Brew Alliance, Inc.*	1,200	19,704
National Beverage Corp.*	11,300	227,808

		1,854,173

Food & Staples Retailing (1.1%)
Andersons, Inc.	11,800	1,052,206
Arden Group, Inc., Class A	3,122	394,964
Casey’s General Stores, Inc.	28,650	2,012,662
Chefs’ Warehouse, Inc.*	9,600	279,936
Fairway Group Holdings Corp.*	5,300	96,036

Harris Teeter Supermarkets, Inc.	35,300	$1,742,055
Ingles Markets, Inc., Class A	5,800	157,180
Natural Grocers by Vitamin Cottage, Inc.*	100	4,245
Pantry, Inc.*	7,000	117,460
PriceSmart, Inc.	12,700	1,467,358
Rite Aid Corp.*	527,800	2,670,668
Roundy’s, Inc.	10,600	104,516
Spartan Stores, Inc.	19,320	469,090
Sprouts Farmers Market, Inc.*	283,416	10,891,677
SUPERVALU, Inc.*	165,100	1,203,579
Susser Holdings Corp.*	13,000	851,370
United Natural Foods, Inc.*	36,500	2,751,735
Village Super Market, Inc., Class A	6,300	195,363
Weis Markets, Inc.	7,400	388,944

		26,851,044

Food Products (1.5%)
Alico, Inc.	8,700	338,169
Annie’s, Inc.*	9,900	426,096
B&G Foods, Inc.	36,100	1,224,151
Boulder Brands, Inc.*	42,200	669,292
Calavo Growers, Inc.	3,300	99,858
Cal-Maine Foods, Inc.	9,100	548,093
Chiquita Brands International, Inc.*	27,000	315,900
Darling International, Inc.*	111,522	2,328,579
Diamond Foods, Inc.*	9,100	235,144
Farmer Bros Co.*	6,032	140,304
Fresh Del Monte Produce, Inc.	24,600	696,180
Green Mountain Coffee Roasters, Inc.*	204,458	15,452,936
Hain Celestial Group, Inc.*	27,243	2,473,120
Inventure Foods, Inc.*	500	6,630
J&J Snack Foods Corp.	11,500	1,018,785
John B. Sanfilippo & Son, Inc.	15,000	370,200
Lancaster Colony Corp.	13,000	1,145,950
Lifeway Foods, Inc.	200	3,196
Limoneira Co.	5,400	143,586
Omega Protein Corp.*	3,400	41,786
Pilgrim’s Pride Corp.*	44,000	715,000
Post Holdings, Inc.*	21,500	1,059,305
Sanderson Farms, Inc.	16,000	1,157,280
Seaboard Corp.*	200	558,994
Seneca Foods Corp., Class A*	4,000	127,560
Snyders-Lance, Inc.	33,900	973,608
Tootsie Roll Industries, Inc.	17,033	554,254
TreeHouse Foods, Inc.*	24,800	1,709,216

		34,533,172

Household Products (0.1%)
Central Garden & Pet Co., Class A*	29,700	200,475
Harbinger Group, Inc.*	39,200	464,520
Oil-Dri Corp. of America	300	11,352
Orchids Paper Products Co.	400	13,136
Spectrum Brands Holdings, Inc.	17,900	1,262,845
WD-40 Co.	10,700	799,076

		2,751,404

Personal Products (0.2%)
Elizabeth Arden, Inc.*	17,700	627,465
Female Health Co.	800	6,800
Inter Parfums, Inc.	9,600	343,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Medifast, Inc.*	11,000	$287,430
Nature’s Sunshine Products, Inc.	15,400	266,728
Nutraceutical International Corp.*	13,700	366,886
Prestige Brands Holdings, Inc.*	36,100	1,292,380
Revlon, Inc., Class A*	15,100	376,896
Star Scientific, Inc.*	73,900	85,724
Synutra International, Inc.*	27,093	240,586
USANA Health Sciences, Inc.*	4,300	324,994

		4,219,665

Tobacco (0.1%)
Alliance One International, Inc.*	75,300	229,665
Universal Corp.	17,400	950,040
Vector Group Ltd.	45,370	742,707

		1,922,412

Total Consumer Staples		72,131,870

Energy (5.6%)
Energy Equipment & Services (2.5%)
Basic Energy Services, Inc.*	19,500	307,710
Bristow Group, Inc.	25,801	1,936,623
C&J Energy Services, Inc.*	34,700	801,570
Cal Dive International, Inc.*	23,300	46,833
CARBO Ceramics, Inc.	14,300	1,666,379
Dawson Geophysical Co.*	4,200	142,044
Era Group, Inc.*	14,500	447,470
Exterran Holdings, Inc.*	45,900	1,569,780
FMC Technologies, Inc.*	162,570	8,487,780
Forum Energy Technologies, Inc.*	28,400	802,584
Geospace Technologies Corp.*	9,700	919,851
Global Geophysical Services, Inc.*	10,600	17,066
Gulf Island Fabrication, Inc.	6,400	148,608
Gulfmark Offshore, Inc., Class A	20,900	985,017
Helix Energy Solutions Group, Inc.*	75,800	1,757,044
Hercules Offshore, Inc.*	123,200	804,496
Hornbeck Offshore Services, Inc.*	27,500	1,353,825
ION Geophysical Corp.*	81,400	268,620
Key Energy Services, Inc.*	117,400	927,460
Matrix Service Co.*	13,300	325,451
Mitcham Industries, Inc.*	1,300	23,023
Natural Gas Services Group, Inc.*	9,700	267,429
Newpark Resources, Inc.*	56,300	691,927
Nuverra Environmental Solutions, Inc.*	6,220	104,434
Oceaneering International, Inc.	189,373	14,937,742
Oil States International, Inc.*	85,055	8,651,795
Parker Drilling Co.*	77,700	631,701
PHI, Inc. (Non-Voting)*	10,200	442,680
Pioneer Energy Services Corp.*	38,100	305,181
RigNet, Inc.*	16,100	771,673
SEACOR Holdings, Inc.*	14,500	1,322,400
Superior Energy Services, Inc.*	164,710	4,382,933
Tesco Corp.*	22,900	452,962

TETRA Technologies, Inc.*	50,400	$622,944
TGC Industries, Inc.*	115	839
Vantage Drilling Co.*	62,200	114,448
Willbros Group, Inc.*	18,900	178,038

		57,618,360

Oil, Gas & Consumable Fuels (3.1%)
Abraxas Petroleum Corp.*	43,700	143,336
Alon USA Energy, Inc.	31,900	527,626
Alpha Natural Resources, Inc.*	159,600	1,139,544
Amyris, Inc.*	26,400	139,656
Apco Oil and Gas International, Inc.*	6,491	101,195
Approach Resources, Inc.*	22,500	434,025
Arch Coal, Inc.	165,100	734,695
Athlon Energy, Inc.*	12,900	390,225
Bill Barrett Corp.*	33,000	883,740
Bonanza Creek Energy, Inc.*	21,300	925,911
BPZ Resources, Inc.*	70,600	128,492
Callon Petroleum Co.*	36,500	238,345
Carrizo Oil & Gas, Inc.*	30,800	1,378,916
Clayton Williams Energy, Inc.*	3,700	303,215
Clean Energy Fuels Corp.*	51,400	662,032
Cloud Peak Energy, Inc.*	43,706	786,708
Comstock Resources, Inc.	34,200	625,518
Concho Resources, Inc.*	82,570	8,917,560
Contango Oil & Gas Co.*	10,279	485,786
Crosstex Energy, Inc.	42,000	1,518,720
Delek U.S. Holdings, Inc.	26,800	922,188
Diamondback Energy, Inc.*	11,100	586,746
Emerald Oil, Inc.*	40,400	309,464
Endeavour International Corp.*	13,200	69,300
Energy XXI Bermuda Ltd.	59,801	1,618,215
EPL Oil & Gas, Inc.*	18,500	527,250
Evolution Petroleum Corp.	34,200	422,028
EXCO Resources, Inc.	98,100	520,911
Forest Oil Corp.*	91,600	330,676
FX Energy, Inc.*	37,600	137,616
GasLog Ltd.	21,300	364,017
Gastar Exploration, Inc.*	42,600	294,792
Goodrich Petroleum Corp.*	30,700	522,514
Green Plains Renewable Energy, Inc.	11,000	213,290
Halcon Resources Corp.*	149,578	577,371
Hallador Energy Co.	15,100	121,706
Isramco, Inc.*	150	19,057
KiOR, Inc., Class A*	58,100	97,608
Knightsbridge Tankers Ltd.	4,400	40,436
Kodiak Oil & Gas Corp.*	204,700	2,294,687
Magnum Hunter Resources Corp.*	114,600	837,726
Matador Resources Co.*	35,500	661,720
Midstates Petroleum Co., Inc.*	46,800	309,816
Miller Energy Resources, Inc.*	44,600	313,984
Nordic American Tankers Ltd.	41,200	399,640
Northern Oil and Gas, Inc.*	45,300	682,671
Oasis Petroleum, Inc.*	262,668	12,337,516
Panhandle Oil and Gas, Inc., Class A	5,200	173,732
PDC Energy, Inc.*	23,300	1,240,026
Penn Virginia Corp.*	24,200	228,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

PetroQuest Energy, Inc.*	27,300	$117,936
Quicksilver Resources, Inc.*	67,400	206,918
Rentech, Inc.*	172,400	301,700
Resolute Energy Corp.*	33,100	298,893
REX American Resources Corp.*	700	31,297
Rex Energy Corp.*	27,200	536,112
Rosetta Resources, Inc.*	44,200	2,123,368
Sanchez Energy Corp.*	27,100	664,221
Scorpio Tankers, Inc.	131,800	1,553,922
SemGroup Corp., Class A	29,800	1,943,854
Ship Finance International Ltd.	37,200	609,336
SM Energy Co.	119,941	9,968,296
Solazyme, Inc.*	34,600	376,794
Stone Energy Corp.*	38,500	1,331,715
Swift Energy Co.*	29,100	392,850
Synergy Resources Corp.*	52,500	486,150
Targa Resources Corp.	22,594	1,992,113
Teekay Tankers Ltd., Class A	51,500	202,395
Triangle Petroleum Corp.*	38,500	320,320
VAALCO Energy, Inc.*	45,000	310,050
W&T Offshore, Inc.	22,700	363,200
Warren Resources, Inc.*	46,400	145,696
Western Refining, Inc.	41,700	1,768,497
Westmoreland Coal Co.*	11,400	219,906
ZaZa Energy Corp.*	53,200	50,838

		73,956,531

Total Energy		131,574,891

Financials (15.4%)
Capital Markets (3.2%)
Affiliated Managers Group, Inc.*	63,903	13,859,283
Apollo Investment Corp.	157,790	1,338,059
Arlington Asset Investment Corp., Class A	2,700	71,253
BGC Partners, Inc., Class A	76,540	463,832
BlackRock Kelso Capital Corp.	48,960	456,797
Calamos Asset Management, Inc., Class A	15,500	183,520
Capital Southwest Corp.	8,728	304,345
CIFC Corp.	2,100	16,338
Cohen & Steers, Inc.	18,566	743,754
Cowen Group, Inc., Class A*	63,425	247,992
Diamond Hill Investment Group, Inc.	1,900	224,846
Evercore Partners, Inc., Class A	22,200	1,327,116
FBR & Co.*	9,350	246,653
Fidus Investment Corp.	2,300	50,002
Fifth Street Finance Corp.	97,350	900,488
Financial Engines, Inc.	36,000	2,501,280
Firsthand Technology Value Fund, Inc.	400	9,268
FXCM, Inc., Class A	26,200	467,408
GAMCO Investors, Inc., Class A	5,230	454,853
Garrison Capital, Inc.	400	5,552
GFI Group, Inc.	42,981	168,056
Gladstone Capital Corp.	26,500	254,400
Gladstone Investment Corp.	10,540	84,952
Golub Capital BDC, Inc.	25,000	477,750

Greenhill & Co., Inc.	22,600	$1,309,444
GSV Capital Corp.*	1,300	15,717
Hercules Technology Growth Capital, Inc.	36,807	603,635
HFF, Inc., Class A*	21,500	577,275
ICG Group, Inc.*	24,900	463,887
INTL FCStone, Inc.*	10,900	202,086
Investment Technology Group, Inc.*	33,500	688,760
Janus Capital Group, Inc.	107,900	1,334,723
JMP Group, Inc.	9,600	71,040
KCAP Financial, Inc.	6,444	52,003
KCG Holdings, Inc., Class A*	65,571	784,229
Ladenburg Thalmann Financial Services, Inc.*	111,400	348,682
Lazard Ltd., Class A	363,419	16,470,149
Main Street Capital Corp.	25,130	821,500
Manning & Napier, Inc.	20,300	358,295
MCG Capital Corp.	37,170	163,548
Medallion Financial Corp.	18,494	265,389
Medley Capital Corp.	21,200	293,620
MVC Capital, Inc.	11,300	152,550
New Mountain Finance Corp.	22,600	339,904
NGP Capital Resources Co.	26,300	196,461
Oppenheimer Holdings, Inc., Class A	600	14,868
PennantPark Investment Corp.	43,805	508,138
Piper Jaffray Cos., Inc.*	14,100	557,655
Prospect Capital Corp.	198,661	2,228,976
Pzena Investment Management, Inc., Class A	47,238	555,519
Safeguard Scientifics, Inc.*	12,130	243,692
Solar Capital Ltd.	33,700	759,935
Solar Senior Capital Ltd.	2,200	40,084
Stifel Financial Corp.*	312,180	14,959,666
SWS Group, Inc.*	25,440	154,675
TCP Capital Corp.	15,654	262,674
THL Credit, Inc.	14,900	245,701
TICC Capital Corp.	38,910	402,329
Triangle Capital Corp.	19,400	536,410
Virtus Investment Partners, Inc.*	4,795	959,240
Walter Investment Management Corp.*	27,340	966,742
Westwood Holdings Group, Inc.	6,800	420,988
WhiteHorse Finance, Inc.	200	3,022
WisdomTree Investments, Inc.*	72,600	1,285,746

		75,476,754

Commercial Banks (5.9%)
1st Source Corp.	9,450	301,833
1st United Bancorp, Inc./Florida	23,800	181,118
American National Bankshares, Inc.	10,600	278,250
Ameris Bancorp*	20,600	434,866
Ames National Corp.	12,860	287,935
Arrow Financial Corp.	6,231	165,495
BancFirst Corp.	5,900	330,754
Banco Latinoamericano de Comercio Exterior S.A., Class E	17,420	488,108
Bancorp, Inc./Delaware*	27,400	490,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

BancorpSouth, Inc.	71,100	$1,807,362
Bank of Kentucky Financial Corp.	8,900	328,410
Bank of Marin Bancorp/California	6,090	264,245
Bank of the Ozarks, Inc.	19,960	1,129,536
Banner Corp.	14,900	667,818
BBCN Bancorp, Inc.	60,610	1,005,520
BNC Bancorp	700	11,998
Boston Private Financial Holdings, Inc.	54,810	691,702
Bridge Bancorp, Inc.	5,700	148,200
Bridge Capital Holdings*	19,200	394,368
Bryn Mawr Bank Corp.	13,472	406,585
Camden National Corp.	4,650	196,323
Capital Bank Financial Corp., Class A*	17,900	407,225
Capital City Bank Group, Inc.*	14,100	165,957
Cardinal Financial Corp.	19,550	351,900
Cascade Bancorp*	27,900	145,917
Cathay General Bancorp	57,001	1,523,637
Center Bancorp, Inc.	500	9,380
Centerstate Banks, Inc.	30,300	307,545
Central Pacific Financial Corp.	14,100	283,128
Chemical Financial Corp.	19,500	617,565
Citizens & Northern Corp.	11,400	235,182
City Holding Co.	10,500	486,465
CNB Financial Corp./Pennsylvania	9,340	177,460
CoBiz Financial, Inc.	3,600	43,056
Columbia Banking System, Inc.	33,110	910,856
Community Bank System, Inc.	28,476	1,129,928
Community Trust Bancorp, Inc.	10,100	456,116
CommunityOne Bancorp*	10,514	134,053
Customers Bancorp, Inc.*	1,000	20,460
CVB Financial Corp.	63,600	1,085,652
Eagle Bancorp, Inc.*	17,930	549,196
Enterprise Bancorp, Inc./Massachusetts	100	2,117
Enterprise Financial Services Corp.	12,190	248,920
F.N.B. Corp./Pennsylvania	121,800	1,537,116
Fidelity Southern Corp.	2,122	35,246
Financial Institutions, Inc.	17,100	422,541
First Bancorp, Inc./Maine	4,940	86,055
First Bancorp/North Carolina	15,400	255,948
First BanCorp/Puerto Rico*	61,900	383,161
First Busey Corp.	47,720	276,776
First Commonwealth Financial Corp.	101,100	891,702
First Community Bancshares, Inc./Virginia	18,100	302,270
First Connecticut Bancorp, Inc./Connecticut	17,900	288,548
First Financial Bancorp	41,460	722,648
First Financial Bankshares, Inc.	22,800	1,512,096
First Financial Corp./Indiana	7,600	277,856
First Financial Holdings, Inc.	17,240	1,146,632
First Interstate Bancsystem, Inc.	10,600	300,722
First Merchants Corp.	20,800	473,408
First Midwest Bancorp, Inc./Illinois	70,600	1,237,618

First of Long Island Corp.	10,300	$441,561
First Republic Bank/California	260,663	13,645,708
FirstMerit Corp.	119,747	2,661,976
Flushing Financial Corp.	20,350	421,245
German American Bancorp, Inc.	8,800	250,800
Glacier Bancorp, Inc.	53,730	1,600,617
Great Southern Bancorp, Inc.	7,100	215,911
Guaranty Bancorp	23,820	334,671
Hampton Roads Bankshares, Inc.*	1,300	2,275
Hancock Holding Co.	62,890	2,306,805
Hanmi Financial Corp.	21,138	462,711
Heartland Financial USA, Inc.	9,055	260,693
Heritage Commerce Corp.	2,100	17,304
Heritage Financial Corp./Washington	16,740	286,421
Home BancShares, Inc./Arkansas	31,894	1,191,241
Home Federal Bancorp, Inc./Idaho	22,161	330,199
HomeTrust Bancshares, Inc.*	500	7,995
Horizon Bancorp/Indiana	100	2,533
Hudson Valley Holding Corp.	9,380	190,883
IBERIABANK Corp.	206,252	12,962,938
Independent Bank Corp./Massachusetts	13,600	532,984
Independent Bank Group, Inc.	500	24,830
International Bancshares Corp.	38,400	1,013,376
Investors Bancorp, Inc.	46,650	1,193,307
Lakeland Bancorp, Inc.	23,124	286,044
Lakeland Financial Corp.	10,570	412,230
MainSource Financial Group, Inc.	23,700	427,311
MB Financial, Inc.	37,500	1,203,375
Merchants Bancshares, Inc.	4,900	164,150
Metro Bancorp, Inc.*	19,150	412,491
MetroCorp Bancshares, Inc.	26,600	400,862
MidWestOne Financial Group, Inc.	11,400	310,080
National Bank Holdings Corp., Class A	37,800	808,920
National Bankshares, Inc./Virginia	5,400	199,206
National Penn Bancshares, Inc.	94,900	1,075,217
NBT Bancorp, Inc.	37,495	971,120
OFG Bancorp	33,400	579,156
Old National Bancorp/Indiana	78,880	1,212,386
OmniAmerican Bancorp, Inc.*	10,576	226,115
Pacific Continental Corp.	15,500	247,070
Pacific Premier Bancorp, Inc.*	200	3,148
PacWest Bancorp	27,422	1,157,757
Park National Corp.	8,850	752,869
Park Sterling Corp.	7,300	52,122
Penns Woods Bancorp, Inc.	2,040	104,040
Peoples Bancorp, Inc./Ohio	13,400	301,634
Pinnacle Financial Partners, Inc.	21,281	692,271
Preferred Bank/California*	600	12,030
PrivateBancorp, Inc.	43,518	1,258,976
Prosperity Bancshares, Inc.	43,550	2,760,635
Renasant Corp.	21,900	688,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Republic Bancorp, Inc./Kentucky, Class A	9,900	$242,946
S&T Bancorp, Inc.	19,961	505,213
Sandy Spring Bancorp, Inc.	15,910	448,503
Seacoast Banking Corp. of Florida*	1,940	23,668
Sierra Bancorp	6,100	98,149
Signature Bank/New York*	125,750	13,508,065
Simmons First National Corp., Class A	11,620	431,683
Southside Bancshares, Inc.	10,817	295,737
Southwest Bancorp, Inc./Oklahoma*	23,900	380,488
State Bank Financial Corp.	22,700	412,913
StellarOne Corp.	15,040	362,013
Sterling Financial Corp./Washington	19,200	654,336
Suffolk Bancorp*	1,660	34,528
Sun Bancorp, Inc./New Jersey*	69,100	243,232
Susquehanna Bancshares, Inc.	146,151	1,876,579
SVB Financial Group*	136,370	14,299,758
SY Bancorp, Inc.	6,200	197,904
Taylor Capital Group, Inc.*	14,600	388,068
Texas Capital Bancshares, Inc.*	29,650	1,844,230
Tompkins Financial Corp.	10,451	537,077
TowneBank/Virginia	14,745	226,926
Trico Bancshares	16,200	459,594
Tristate Capital Holdings, Inc.*	1,100	13,046
Trustmark Corp.	56,520	1,516,997
UMB Financial Corp.	25,060	1,610,857
Umpqua Holdings Corp.	81,090	1,552,063
Union First Market Bankshares Corp.	16,550	410,606
United Bankshares, Inc./West Virginia	35,680	1,122,136
United Community Banks, Inc./Georgia*	26,500	470,375
Univest Corp. of Pennsylvania	9,247	191,228
VantageSouth Bancshares, Inc.*	1,100	5,797
ViewPoint Financial Group, Inc.	22,130	607,469
Virginia Commerce Bancorp, Inc.*	900	15,291
Washington Banking Co.	13,428	238,078
Washington Trust Bancorp, Inc.	10,900	405,698
Webster Financial Corp.	65,200	2,032,936
WesBanco, Inc.	16,600	531,200
West Bancorp, Inc.	9,500	150,290
Westamerica Bancorp	19,500	1,100,970
Western Alliance Bancorp*	52,900	1,262,194
Wilshire Bancorp, Inc.	54,700	597,871
Wintrust Financial Corp.	28,270	1,303,812
Yadkin Financial Corp.*	500	8,520

		139,151,435

Consumer Finance (0.4%)
Cash America International, Inc.	20,920	801,236
Credit Acceptance Corp.*	5,000	649,950
DFC Global Corp.*	18,450	211,252
Encore Capital Group, Inc.*	17,050	856,933
EZCORP, Inc., Class A*	33,400	390,446

First Cash Financial Services, Inc.*	22,300	$1,379,032
First Marblehead Corp.*	10,607	78,386
Green Dot Corp., Class A*	13,000	326,950
Nelnet, Inc., Class A	16,850	710,059
Nicholas Financial, Inc.	1,300	20,462
Portfolio Recovery Associates, Inc.*	40,260	2,127,338
Regional Management Corp.*	7,400	251,082
World Acceptance Corp.*	6,720	588,202

		8,391,328

Diversified Financial Services (0.2%)
Gain Capital Holdings, Inc.	22,800	171,228
MarketAxess Holdings, Inc.	28,400	1,899,108
Marlin Business Services Corp.	16,100	405,720
NewStar Financial, Inc.*	17,300	307,421
PHH Corp.*	52,000	1,266,200
PICO Holdings, Inc.*	14,400	332,784

		4,382,461

Insurance (1.3%)
Ambac Financial Group, Inc.*	32,500	798,200
American Equity Investment Life Holding Co.	47,380	1,249,884
AMERISAFE, Inc.	11,990	506,458
Amtrust Financial Services, Inc.	29,161	953,273
Argo Group International Holdings Ltd.	21,890	1,017,666
Baldwin & Lyons, Inc., Class B	5,787	158,101
Citizens, Inc./Texas*	34,100	298,375
CNO Financial Group, Inc.	161,400	2,855,166
Crawford & Co., Class B	40,281	372,197
Donegal Group, Inc., Class A	10,000	159,000
Eastern Insurance Holdings, Inc.	600	14,694
eHealth, Inc.*	17,000	790,330
EMC Insurance Group, Inc.	10,912	334,125
Employers Holdings, Inc.	30,900	977,985
Enstar Group Ltd.*	6,550	909,861
FBL Financial Group, Inc., Class A	6,900	309,051
First American Financial Corp.	82,600	2,329,320
Global Indemnity plc*	10,750	271,975
Greenlight Capital Reinsurance Ltd., Class A*	20,316	684,852
Hallmark Financial Services, Inc.*	18,900	167,927
Hilltop Holdings, Inc.*	44,841	1,037,172
Horace Mann Educators Corp.	24,910	785,661
Independence Holding Co.	9,684	130,637
Infinity Property & Casualty Corp.	9,300	667,275
Kansas City Life Insurance Co.	4,190	200,031
Maiden Holdings Ltd.	34,930	381,785
Meadowbrook Insurance Group, Inc.	24,700	171,912
Montpelier Reinsurance Holdings Ltd.	31,500	916,650
National Interstate Corp.	9,300	213,900
National Western Life Insurance Co., Class A	1,230	274,967
Navigators Group, Inc.*	7,600	480,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

OneBeacon Insurance Group Ltd., Class A	18,200	$287,924
Phoenix Cos., Inc.*	3,200	196,480
Platinum Underwriters Holdings Ltd.	22,980	1,408,214
Primerica, Inc.	41,200	1,767,892
RLI Corp.	16,500	1,606,770
Safety Insurance Group, Inc.	8,350	470,105
Selective Insurance Group, Inc.	39,140	1,059,128
State Auto Financial Corp.	12,600	267,624
Stewart Information Services Corp.	20,500	661,535
Symetra Financial Corp.	60,200	1,141,392
Third Point Reinsurance Ltd.*	200	3,706
Tower Group International Ltd.	22,033	74,472
United Fire Group, Inc.	15,100	432,766
Universal Insurance Holdings, Inc.	31,300	453,224

		30,249,678

Real Estate Investment Trusts (REITs) (3.4%)
Acadia Realty Trust (REIT)	38,586	958,090
AG Mortgage Investment Trust, Inc. (REIT)	12,000	187,680
Agree Realty Corp. (REIT)	3,878	112,540
Alexander’s, Inc. (REIT)	1,600	528,000
American Assets Trust, Inc. (REIT)	23,296	732,193
American Capital Mortgage Investment Corp. (REIT)	45,045	786,486
American Realty Capital Properties, Inc. (REIT)	111,300	1,431,318
American Residential Properties, Inc. (REIT)*	400	6,864
AmREIT, Inc. (REIT)	100	1,680
Anworth Mortgage Asset Corp. (REIT)	130,400	548,984
Apollo Commercial Real Estate Finance, Inc. (REIT)	19,160	311,350
Apollo Residential Mortgage, Inc. (REIT)	15,100	223,178
Ares Commercial Real Estate Corp. (REIT)	100	1,310
Armada Hoffler Properties, Inc. (REIT)	2,100	19,488
ARMOUR Residential REIT, Inc. (REIT)	285,728	1,145,769
Ashford Hospitality Prime, Inc. (REIT)	6,310	114,842
Ashford Hospitality Trust, Inc. (REIT)	35,550	294,354
Associated Estates Realty Corp. (REIT)	38,500	617,925
Aviv REIT, Inc. (REIT)	9,800	232,260
Campus Crest Communities, Inc. (REIT)	48,164	453,223
Capstead Mortgage Corp. (REIT)	76,810	927,865
Cedar Realty Trust, Inc. (REIT)	49,900	312,374
Chambers Street Properties (REIT)	179,900	1,376,235

Chatham Lodging Trust (REIT)	16,800	$343,560
Chesapeake Lodging Trust (REIT)	30,620	774,380
Colony Financial, Inc. (REIT)	48,734	988,813
CoreSite Realty Corp. (REIT)	17,800	572,982
Cousins Properties, Inc. (REIT)	124,692	1,284,328
CubeSmart (REIT)	99,850	1,591,609
CyrusOne, Inc. (REIT)	11,860	264,834
CYS Investments, Inc. (REIT)	129,037	956,164
DCT Industrial Trust, Inc. (REIT)	216,800	1,545,784
DiamondRock Hospitality Co. (REIT)	142,108	1,641,347
DuPont Fabros Technology, Inc. (REIT)	47,710	1,178,914
Dynex Capital, Inc. (REIT)	29,530	236,240
EastGroup Properties, Inc. (REIT)	22,180	1,284,887
Education Realty Trust, Inc. (REIT)	88,000	776,160
EPR Properties (REIT)	39,678	1,950,571
Equity One, Inc. (REIT)	38,700	868,428
Excel Trust, Inc. (REIT)	23,700	269,943
FelCor Lodging Trust, Inc. (REIT)*	88,640	723,302
First Industrial Realty Trust, Inc. (REIT)	77,900	1,359,355
First Potomac Realty Trust (REIT)	34,657	403,061
Franklin Street Properties Corp. (REIT)	65,080	777,706
GEO Group, Inc. (REIT)	51,781	1,668,384
Getty Realty Corp. (REIT)	18,320	336,538
Gladstone Commercial Corp. (REIT)	13,400	240,798
Glimcher Realty Trust (REIT)	100,330	939,089
Government Properties Income Trust (REIT)	39,550	982,818
Gramercy Property Trust, Inc. (REIT)*	3,900	22,425
Healthcare Realty Trust, Inc. (REIT)	66,600	1,419,246
Hersha Hospitality Trust (REIT)	133,729	744,871
Highwoods Properties, Inc. (REIT)	60,800	2,199,136
Hudson Pacific Properties, Inc. (REIT)	27,900	610,173
Inland Real Estate Corp. (REIT)	47,500	499,700
Invesco Mortgage Capital, Inc. (REIT)	100,655	1,477,615
Investors Real Estate Trust (REIT)	55,920	479,794
iStar Financial, Inc. (REIT)*	66,700	951,809
Kite Realty Group Trust (REIT)	44,430	291,905
LaSalle Hotel Properties (REIT)	69,950	2,158,657
Lexington Realty Trust (REIT)	114,145	1,165,420
LTC Properties, Inc. (REIT)	21,800	771,502

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Medical Properties Trust, Inc. (REIT)	111,958	$1,368,127
Monmouth Real Estate Investment Corp. (REIT), Class A	30,713	279,181
National Health Investors, Inc. (REIT)	17,400	976,140
New Residential Investment Corp. (REIT)	182,900	1,221,772
New York Mortgage Trust, Inc. (REIT)	33,800	236,262
NorthStar Realty Finance Corp. (REIT)	204,240	2,747,028
One Liberty Properties, Inc. (REIT)	10,800	217,404
Parkway Properties, Inc./Maryland (REIT)	50,159	967,559
Pebblebrook Hotel Trust (REIT)	45,428	1,397,365
Pennsylvania Real Estate Investment Trust (REIT)	49,160	933,057
PennyMac Mortgage Investment Trust (REIT)	46,763	1,073,678
Potlatch Corp. (REIT)	28,600	1,193,764
PS Business Parks, Inc. (REIT)	13,120	1,002,630
RAIT Financial Trust (REIT)	54,300	487,071
Ramco-Gershenson Properties Trust (REIT)	36,560	575,454
Redwood Trust, Inc. (REIT)	61,900	1,199,003
Resource Capital Corp. (REIT)	75,850	449,791
Retail Opportunity Investments Corp. (REIT)	51,500	758,080
Rexford Industrial Realty, Inc. (REIT)	500	6,600
RLJ Lodging Trust (REIT)	91,700	2,230,144
Rouse Properties, Inc. (REIT)	16,300	361,697
Ryman Hospitality Properties, Inc. (REIT)	30,216	1,262,424
Sabra Health Care REIT, Inc. (REIT)	26,200	684,868
Saul Centers, Inc. (REIT)	5,250	250,583
Select Income REIT (REIT)	10,300	275,422
Silver Bay Realty Trust Corp. (REIT)	15,522	248,197
Sovran Self Storage, Inc. (REIT)	22,520	1,467,628
STAG Industrial, Inc. (REIT)	30,200	615,778
Strategic Hotels & Resorts, Inc. (REIT)*	131,072	1,238,630
Summit Hotel Properties, Inc. (REIT)	47,700	429,300
Sun Communities, Inc. (REIT)	26,840	1,144,458
Sunstone Hotel Investors, Inc. (REIT)	122,263	1,638,324
Terreno Realty Corp. (REIT)	1,200	21,240
UMH Properties, Inc. (REIT)	1,000	9,420
Universal Health Realty Income Trust (REIT)	7,650	306,459
Urstadt Biddle Properties, Inc. (REIT), Class A	12,970	239,297
Washington Real Estate Investment Trust (REIT)	47,800	1,116,608

Western Asset Mortgage Capital Corp. (REIT)	500	$7,440
Whitestone REIT (REIT)	3,300	44,121
Winthrop Realty Trust (REIT)	10,400	114,920

		78,873,180

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	31,100	1,297,803
Altisource Residential Corp.	30,200	909,322
AV Homes, Inc.*	11,800	214,406
Consolidated-Tomoka Land Co.	300	10,887
Forestar Group, Inc.*	24,000	510,480
Kennedy-Wilson Holdings, Inc.	33,500	745,375
Tejon Ranch Co.*	8,400	308,784

		3,997,057

Thrifts & Mortgage Finance (0.8%)
Astoria Financial Corp.	57,300	792,459
Banc of California, Inc.	100	1,341
Bank Mutual Corp.	32,900	230,629
BankFinancial Corp.	19,100	174,956
BBX Capital Corp., Class A*	400	6,240
Beneficial Mutual Bancorp, Inc.*	18,570	202,784
Berkshire Hills Bancorp, Inc.	14,800	403,596
BofI Holding, Inc.*	8,700	682,341
Brookline Bancorp, Inc.	51,156	489,563
Capitol Federal Financial, Inc.	107,700	1,304,247
Charter Financial Corp./Maryland	30,076	323,919
Clifton Savings Bancorp, Inc.	20,100	257,280
Dime Community Bancshares, Inc.	18,400	311,328
Doral Financial Corp.*	7,940	124,340
ESB Financial Corp.	13,424	190,621
ESSA Bancorp, Inc.	13,300	153,748
EverBank Financial Corp.	58,200	1,067,388
Farmer Mac, Class C	400	13,700
First Defiance Financial Corp.	1,200	31,164
First Financial Northwest, Inc.	1,500	15,555
Flagstar Bancorp, Inc.*	23,700	464,994
Fox Chase Bancorp, Inc.	19,100	331,958
Franklin Financial Corp./Virginia*	18,400	363,952
Home Loan Servicing Solutions Ltd.	50,900	1,169,173
HomeStreet, Inc.	3,100	62,000
Kearny Financial Corp.*	14,707	171,042
Meridian Interstate Bancorp, Inc.*	16,033	362,025
MGIC Investment Corp.*	237,551	2,004,930
Northfield Bancorp, Inc./New Jersey	42,058	555,166
Northwest Bancshares, Inc.	78,390	1,158,604
OceanFirst Financial Corp.	19,887	340,664
Oritani Financial Corp.	39,194	629,064
PennyMac Financial Services, Inc., Class A*	1,500	26,325
Provident Financial Services, Inc.	43,000	830,760
Radian Group, Inc.	129,166	1,823,824
Rockville Financial, Inc.	19,298	274,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Sterling Bancorp/Delaware	59,561	$796,331
Territorial Bancorp, Inc.	8,400	194,880
Tree.com, Inc.*	600	19,704
TrustCo Bank Corp.	66,200	475,316
United Financial Bancorp, Inc.	10,300	194,567
Walker & Dunlop, Inc.*	3,100	50,127
Waterstone Financial, Inc.*	400	4,440
Westfield Financial, Inc.	19,240	143,530
WSFS Financial Corp.	3,700	286,861

		19,511,661

Total Financials		360,033,554

Health Care (14.6%)
Biotechnology (4.1%)
ACADIA Pharmaceuticals, Inc.*	50,700	1,266,993
Achillion Pharmaceuticals, Inc.*	69,800	231,736
Acorda Therapeutics, Inc.*	28,100	820,520
Aegerion Pharmaceuticals, Inc.*	68,650	4,871,404
Agios Pharmaceuticals, Inc.*	2,400	57,480
Alnylam Pharmaceuticals, Inc.*	41,500	2,669,695
AMAG Pharmaceuticals, Inc.*	19,553	474,551
Amicus Therapeutics, Inc.*	54,600	128,310
Anacor Pharmaceuticals, Inc.*	36,800	617,504
Arena Pharmaceuticals, Inc.*	168,800	987,480
Array BioPharma, Inc.*	92,500	463,425
AVEO Pharmaceuticals, Inc.*	38,400	70,656
BioMarin Pharmaceutical, Inc.*	138,787	9,752,563
Biotime, Inc.*	34,000	122,400
Celldex Therapeutics, Inc.*	60,800	1,471,968
Cepheid, Inc.*	51,000	2,382,720
ChemoCentryx, Inc.*	3,800	22,002
Chimerix, Inc.*	600	9,066
Clovis Oncology, Inc.*	11,700	705,159
Cubist Pharmaceuticals, Inc.*	166,836	11,489,995
Curis, Inc.*	78,400	221,088
Cytokinetics, Inc.*	10,084	65,546
Cytori Therapeutics, Inc.*	30,000	77,100
Dendreon Corp.*	119,800	358,202
Dyax Corp.*	77,700	585,081
Dynavax Technologies Corp.*	210,600	412,776
Emergent Biosolutions, Inc.*	18,700	429,913
Enzon Pharmaceuticals, Inc.	36,800	42,688
Epizyme, Inc.*	9,100	189,280
Exact Sciences Corp.*	40,800	476,952
Exelixis, Inc.*	142,700	874,751
Genomic Health, Inc.*	10,000	292,700
Geron Corp.*	93,500	443,190
GTx, Inc.*	24,100	39,765
Halozyme Therapeutics, Inc.*	59,200	887,408
Idenix Pharmaceuticals, Inc.*	57,000	340,860
ImmunoGen, Inc.*	64,800	950,616
Immunomedics, Inc.*	59,600	274,160
Infinity Pharmaceuticals, Inc.*	34,600	477,826
Insmed, Inc.*	24,800	421,848
Insys Therapeutics, Inc.*	4,800	185,808
Intercept Pharmaceuticals, Inc.*	8,500	580,380
InterMune, Inc.*	50,900	749,757
Intrexon Corp.*	8,000	190,400
Ironwood Pharmaceuticals, Inc.*	58,500	679,185

Isis Pharmaceuticals, Inc.*	149,422	$5,952,972
Keryx Biopharmaceuticals, Inc.*	61,400	795,130
KYTHERA Biopharmaceuticals, Inc.*	7,300	271,925
Lexicon Pharmaceuticals, Inc.*	224,300	403,740
Ligand Pharmaceuticals, Inc., Class B*	12,050	633,830
MannKind Corp.*	93,055	484,817
Merrimack Pharmaceuticals, Inc.*	65,700	350,838
MiMedx Group, Inc.*	60,900	532,266
Momenta Pharmaceuticals, Inc.*	33,100	585,208
Neurocrine Biosciences, Inc.*	43,100	402,554
NewLink Genetics Corp.*	20,100	442,401
Novavax, Inc.*	91,800	470,016
NPS Pharmaceuticals, Inc.*	300,960	9,137,146
Opko Health, Inc.*	135,300	1,141,932
Orexigen Therapeutics, Inc.*	47,700	268,551
Osiris Therapeutics, Inc.*	31,700	509,736
PDL BioPharma, Inc.	101,200	854,128
Pharmacyclics, Inc.*	56,820	6,010,420
Portola Pharmaceuticals, Inc.*	15,300	393,975
Progenics Pharmaceuticals, Inc.*	30,000	159,900
Puma Biotechnology, Inc.*	16,000	1,656,480
Quintiles Transnational Holdings, Inc.*	237,036	10,984,248
Raptor Pharmaceutical Corp.*	49,500	644,490
Rigel Pharmaceuticals, Inc.*	65,200	185,820
Sangamo BioSciences, Inc.*	32,600	452,814
Sarepta Therapeutics, Inc.*	23,100	470,547
SIGA Technologies, Inc.*	32,200	105,294
Spectrum Pharmaceuticals, Inc.*	46,200	408,870
Sunesis Pharmaceuticals, Inc.*	12,000	56,880
Synageva BioPharma Corp.*	12,300	796,056
Synergy Pharmaceuticals, Inc.*	51,000	287,130
Synta Pharmaceuticals Corp.*	44,500	233,180
Targacept, Inc.*	17,100	70,965
Tesaro, Inc.*	9,700	273,928
Threshold Pharmaceuticals, Inc.*	30,900	144,303
Vanda Pharmaceuticals, Inc.*	41,503	515,052
Verastem, Inc.*	19,790	225,606
Vical, Inc.*	36,200	42,716
XOMA Corp.*	18,600	125,178
ZIOPHARM Oncology, Inc.*	25,800	111,972

		96,455,921

Health Care Equipment & Supplies (3.3%)
Abaxis, Inc.*	14,700	588,294
ABIOMED, Inc.*	22,900	612,346
Accuray, Inc.*	48,667	423,890
Align Technology, Inc.*	273,440	15,627,096
Alphatec Holdings, Inc.*	76,200	153,162
Analogic Corp.	8,700	770,472
AngioDynamics, Inc.*	15,000	257,850
Anika Therapeutics, Inc.*	3,300	125,928
Antares Pharma, Inc.*	88,100	394,688
ArthroCare Corp.*	17,200	692,128
Atrion Corp.	1,300	385,125
Cantel Medical Corp.	23,175	785,864
Cardiovascular Systems, Inc.*	15,100	517,779
Cerus Corp.*	31,000	199,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

CONMED Corp.	18,600	$790,500
CryoLife, Inc.	17,500	194,075
Cyberonics, Inc.*	21,700	1,421,567
Cynosure, Inc., Class A*	20,631	550,435
DexCom, Inc.*	47,700	1,689,057
Endologix, Inc.*	46,600	812,704
Exactech, Inc.*	18,800	446,688
GenMark Diagnostics, Inc.*	4,100	54,571
Globus Medical, Inc., Class A*	39,500	797,110
Greatbatch, Inc.*	15,100	668,024
Haemonetics Corp.*	37,000	1,558,810
HeartWare International, Inc.*	144,895	13,614,334
ICU Medical, Inc.*	7,600	484,196
Insulet Corp.*	39,400	1,461,740
Integra LifeSciences Holdings Corp.*	14,300	682,253
Invacare Corp.	20,100	466,521
Masimo Corp.*	33,950	992,358
Meridian Bioscience, Inc.	26,900	713,657
Merit Medical Systems, Inc.*	32,675	514,305
Natus Medical, Inc.*	16,700	375,750
Navidea Biopharmaceuticals, Inc.*	53,600	110,952
Neogen Corp.*	27,450	1,254,465
NuVasive, Inc.*	33,600	1,086,288
NxStage Medical, Inc.*	43,200	432,000
OraSure Technologies, Inc.*	39,600	249,084
Orthofix International N.V.*	12,500	285,250
PhotoMedex, Inc.*	17,200	222,740
Quidel Corp.*	17,900	552,931
Rockwell Medical, Inc.*	27,900	291,276
RTI Surgical, Inc.*	35,800	126,732
Sirona Dental Systems, Inc.*	158,432	11,121,926
Spectranetics Corp.*	35,600	890,000
STAAR Surgical Co.*	30,600	495,414
STERIS Corp.	42,900	2,061,345
SurModics, Inc.*	20,600	502,434
Symmetry Medical, Inc.*	26,200	264,096
TearLab Corp.*	11,500	107,410
Thoratec Corp.*	41,400	1,515,240
Tornier N.V.*	18,800	353,252
Unilife Corp.*	39,400	173,360
Vascular Solutions, Inc.*	18,600	430,590
Volcano Corp.*	37,700	823,745
West Pharmaceutical Services, Inc.	50,200	2,462,812
Wright Medical Group, Inc.*	30,600	939,726
Zeltiq Aesthetics, Inc.*	27,000	510,570

		77,086,865

Health Care Providers & Services (3.8%)
Acadia Healthcare Co., Inc.*	379,390	17,956,529
Accretive Health, Inc.*	43,800	401,208
Air Methods Corp.*	32,100	1,872,393
Almost Family, Inc.*	7,000	226,310
Amedisys, Inc.*	20,300	296,989
AMN Healthcare Services, Inc.*	32,800	482,160
Amsurg Corp.*	22,416	1,029,343
Bio-Reference Labs, Inc.*	15,800	403,532
BioScrip, Inc.*	42,100	311,540
Capital Senior Living Corp.*	30,800	738,892
Centene Corp.*	38,300	2,257,785

Chemed Corp.	14,500	$1,110,990
Chindex International, Inc.*	13,100	228,333
Corvel Corp.*	11,400	532,380
Emeritus Corp.*	29,091	629,238
Ensign Group, Inc.	11,700	517,959
Envision Healthcare Holdings, Inc.*	318,041	11,296,816
ExamWorks Group, Inc.*	20,300	606,361
Five Star Quality Care, Inc.*	39,400	216,306
Gentiva Health Services, Inc.*	26,900	333,829
Hanger, Inc.*	26,500	1,042,510
HealthSouth Corp.	61,500	2,049,180
Healthways, Inc.*	25,900	397,565
IPC The Hospitalist Co., Inc.*	10,800	641,412
Kindred Healthcare, Inc.	33,541	662,099
Landauer, Inc.	6,233	327,918
LHC Group, Inc.*	9,400	225,976
Magellan Health Services, Inc.*	20,500	1,228,155
MEDNAX, Inc.*	259,446	13,849,227
Molina Healthcare, Inc.*	20,050	696,738
MWI Veterinary Supply, Inc.*	8,900	1,518,251
National Healthcare Corp.	6,100	328,851
National Research Corp., Class A*	9,744	183,382
Owens & Minor, Inc.#	48,850	1,785,956
PharMerica Corp.*	20,800	447,200
Premier, Inc., Class A*	204,868	7,530,948
Providence Service Corp.*	13,800	354,936
Select Medical Holdings Corp.	36,419	422,825
Skilled Healthcare Group, Inc., Class A*	24,290	116,835
Team Health Holdings, Inc.*	49,600	2,259,280
Triple-S Management Corp., Class B*	12,200	237,168
U.S. Physical Therapy, Inc.	7,200	253,872
Universal American Corp.	21,700	158,410
WellCare Health Plans, Inc.*	159,420	11,226,356

		89,393,943

Health Care Technology (0.4%)
athenahealth, Inc.*	26,750	3,597,875
Computer Programs & Systems, Inc.	6,500	401,765
HealthStream, Inc.*	15,100	494,827
HMS Holdings Corp.*	66,900	1,520,637
MedAssets, Inc.*	45,400	900,282
Medidata Solutions, Inc.*	38,400	2,325,888
Merge Healthcare, Inc.*	73,200	169,824
Omnicell, Inc.*	23,800	607,614
Quality Systems, Inc.	27,800	585,468
Vocera Communications, Inc.*	11,500	179,515

		10,783,695

Life Sciences Tools & Services (0.8%)
Affymetrix, Inc.*	58,100	497,917
Cambrex Corp.*	29,600	527,768
Fluidigm Corp.*	18,500	708,920
Furiex Pharmaceuticals, Inc.*	4,400	184,844
Harvard Bioscience, Inc.*	200	940
ICON plc*	327,756	13,244,620
Luminex Corp.*	28,500	552,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Pacific Biosciences of California, Inc.*	63,400	$331,582
PAREXEL International Corp.*	42,277	1,910,075

		17,959,566

Pharmaceuticals (2.2%)
Akorn, Inc.*	522,808	12,876,761
Ampio Pharmaceuticals, Inc.*	35,300	251,689
Auxilium Pharmaceuticals, Inc.*	37,600	779,824
AVANIR Pharmaceuticals, Inc., Class A*	104,900	352,464
Cadence Pharmaceuticals, Inc.*	45,700	413,585
Corcept Therapeutics, Inc.*	38,400	123,648
Cornerstone Therapeutics, Inc.*	16,500	156,585
Depomed, Inc.*	41,700	441,186
Endocyte, Inc.*	35,900	383,771
Forest Laboratories, Inc. (Contingent Value Shares)*†(b)	11,400	—
Hi-Tech Pharmacal Co., Inc.*	9,500	412,205
Impax Laboratories, Inc.*	58,100	1,460,634
Jazz Pharmaceuticals plc*	161,540	20,444,503
Lannett Co., Inc.*	13,200	436,920
Medicines Co.*	45,300	1,749,486
Nektar Therapeutics*	79,800	905,730
Omthera Pharmaceuticals, Inc.*†(b)	5,500	3,300
Pacira Pharmaceuticals, Inc.*	21,300	1,224,537
Pernix Therapeutics Holdings*	41,768	105,255
Pozen, Inc.*	44,900	360,996
Questcor Pharmaceuticals, Inc.	41,400	2,254,230
Repros Therapeutics, Inc.*	16,500	301,950
Sagent Pharmaceuticals, Inc.*	10,600	269,028
Santarus, Inc.*	39,400	1,259,224
Sciclone Pharmaceuticals, Inc.*	56,000	282,240
Sucampo Pharmaceuticals, Inc., Class A*	22,900	215,260
TherapeuticsMD, Inc.*	1,700	8,857
ViroPharma, Inc.*	51,100	2,547,335
Vivus, Inc.*	77,500	703,700
XenoPort, Inc.*	33,900	194,925

		50,919,828

Total Health Care		342,599,818

Industrials (19.1%)
Aerospace & Defense (2.3%)
AAR Corp.	24,500	686,245
Aerovironment, Inc.*	9,000	262,170
American Science & Engineering, Inc.	6,082	437,357
Astronics Corp.*	10,800	550,800
Astronics Corp., Class B*	1,400	71,050
Cubic Corp.	12,600	663,516
Curtiss-Wright Corp.	33,000	2,053,590
DigitalGlobe, Inc.*	53,817	2,214,569
Engility Holdings, Inc.*	12,400	414,160
Esterline Technologies Corp.*	23,400	2,385,864
GenCorp, Inc.*	35,500	639,710
HEICO Corp.	51,246	2,969,706
Hexcel Corp.*	469,636	20,988,033
KEYW Holding Corp.*	12,000	161,280
Kratos Defense & Security Solutions, Inc.*	3,618	$27,786
Moog, Inc., Class A*	34,200	2,323,548
National Presto Industries, Inc.*	2,778	223,629
Orbital Sciences Corp.*	39,400	918,020
Taser International, Inc.*	42,400	673,312
Teledyne Technologies, Inc.*	26,800	2,461,848
TransDigm Group, Inc.	83,139	13,387,042

		54,513,235

Air Freight & Logistics (0.8%)
Air Transport Services Group, Inc.*	27,000	218,430
Atlas Air Worldwide Holdings, Inc.*	18,600	765,390
Echo Global Logistics, Inc.*	5,400	115,992
Expeditors International of Washington, Inc.	281,260	12,445,755
Forward Air Corp.	22,600	992,366
Hub Group, Inc., Class A*	28,900	1,152,532
Park-Ohio Holdings Corp.*	12,500	655,000
UTi Worldwide, Inc.	65,600	1,151,936
XPO Logistics, Inc.*	21,000	552,090

		18,049,491

Airlines (0.2%)
Allegiant Travel Co.	10,190	1,074,434
JetBlue Airways Corp.*	176,800	1,511,640
Republic Airways Holdings, Inc.*	36,500	390,185
SkyWest, Inc.	34,100	505,703
Spirit Airlines, Inc.*	43,600	1,979,876

		5,461,838

Building Products (0.4%)
AAON, Inc.	20,175	644,591
Apogee Enterprises, Inc.	21,300	764,883
Builders FirstSource, Inc.*	33,100	236,334
Gibraltar Industries, Inc.*	17,600	327,184
Griffon Corp.	27,100	357,991
Insteel Industries, Inc.	12,300	279,579
NCI Building Systems, Inc.*	15,700	275,378
Nortek, Inc.*	6,000	447,600
Ply Gem Holdings, Inc.*	9,000	162,270
Quanex Building Products Corp.	25,200	501,984
Simpson Manufacturing Co., Inc.	27,800	1,021,094
Trex Co., Inc.*	10,900	866,877
Universal Forest Products, Inc.	14,900	776,886
USG Corp.*	57,700	1,637,526

		8,300,177

Commercial Services & Supplies (1.1%)
ABM Industries, Inc.	36,000	1,029,240
ACCO Brands Corp.*	80,600	541,632
ARC Document Solutions, Inc.*	56,600	465,252
Brink’s Co.	36,800	1,256,352
Casella Waste Systems, Inc., Class A*	17,700	102,660
Cenveo, Inc.*	48,700	167,528
CompX International, Inc.	19,200	270,336
Consolidated Graphics, Inc.*	8,600	579,984
Courier Corp.	20,700	374,463
Deluxe Corp.	39,400	2,056,286
EnerNOC, Inc.*	9,200	158,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Ennis, Inc.	13,400	$237,180
G&K Services, Inc., Class A	13,400	833,882
Healthcare Services Group, Inc.	52,200	1,480,914
Heritage-Crystal Clean, Inc.*	11,600	237,684
Herman Miller, Inc.	39,300	1,160,136
HNI Corp.	35,400	1,374,582
Interface, Inc.	37,800	830,088
Intersections, Inc.	7,400	57,646
Kimball International, Inc., Class B	38,900	584,667
Knoll, Inc.	29,700	543,807
McGrath RentCorp	15,500	616,900
Mine Safety Appliances Co.	18,800	962,748
Mobile Mini, Inc.*	32,000	1,317,760
Multi-Color Corp.	6,500	245,310
NL Industries, Inc.	12,500	139,750
Quad/Graphics, Inc.	20,500	558,215
Schawk, Inc.	32,900	489,223
SP Plus Corp.*	10,700	278,628
Steelcase, Inc., Class A	60,900	965,874
Swisher Hygiene, Inc.*	9,300	4,781
Team, Inc.*	18,000	762,120
Tetra Tech, Inc.#*	44,700	1,250,706
U.S. Ecology, Inc.	13,800	513,222
UniFirst Corp.	9,400	1,005,800
United Stationers, Inc.	34,890	1,601,102
Viad Corp.	11,600	322,248
West Corp.	15,400	395,934

		25,772,972

Construction & Engineering (0.4%)
Aegion Corp.*	25,200	551,628
Ameresco, Inc., Class A*	12,600	121,716
Argan, Inc.	8,800	242,528
Comfort Systems USA, Inc.	20,900	405,251
Dycom Industries, Inc.*	22,700	630,833
EMCOR Group, Inc.	48,500	2,058,340
Furmanite Corp.*	32,900	349,398
Granite Construction, Inc.	27,700	968,946
Great Lakes Dredge & Dock Corp.*	31,300	287,960
Layne Christensen Co.*	10,100	172,508
MasTec, Inc.*	40,300	1,318,616
MYR Group, Inc.*	19,700	494,076
Northwest Pipe Co.*	7,500	283,200
Orion Marine Group, Inc.*	14,900	179,247
Pike Corp.*	2,500	26,425
Primoris Services Corp.	22,900	712,877
Tutor Perini Corp.*	19,700	518,110

		9,321,659

Electrical Equipment (1.5%)
Acuity Brands, Inc.	32,000	3,498,240
AMETEK, Inc.	297,363	15,662,109
AZZ, Inc.	19,500	952,770
Brady Corp., Class A	38,100	1,178,433
Capstone Turbine Corp.*	11,000	14,190
Coleman Cable, Inc.	26,000	681,720
Encore Wire Corp.	12,200	661,240
EnerSys, Inc.	36,000	2,523,240
Enphase Energy, Inc.*	22,900	145,186

Franklin Electric Co., Inc.	33,600	$1,499,904
Generac Holdings, Inc.	37,300	2,112,672
General Cable Corp.	36,000	1,058,760
Global Power Equipment Group, Inc.	9,100	178,087
GrafTech International Ltd.*	84,500	948,935
II-VI, Inc.*	37,100	652,960
Polypore International, Inc.*	33,700	1,310,930
Powell Industries, Inc.	7,000	468,930
Preformed Line Products Co.	3,498	255,914
Thermon Group Holdings, Inc.*	14,300	390,819
Vicor Corp.*	26,600	356,972

		34,552,011

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	215,095	17,078,543
Raven Industries, Inc.	26,000	1,069,640

		18,148,183

Machinery (6.1%)
Actuant Corp., Class A	425,650	15,595,816
Alamo Group, Inc.	6,700	406,623
Albany International Corp., Class A	16,700	600,031
Altra Industrial Motion Corp.	16,800	574,896
American Railcar Industries, Inc.	11,000	503,250
Ampco-Pittsburgh Corp.	5,100	99,195
Astec Industries, Inc.	11,400	440,382
Barnes Group, Inc.	39,110	1,498,304
Blount International, Inc.*	30,600	442,782
Briggs & Stratton Corp.	35,000	761,600
Chart Industries, Inc.*	167,402	16,010,327
CIRCOR International, Inc.	10,900	880,502
CLARCOR, Inc.	39,100	2,516,085
Columbus McKinnon Corp.*	9,000	244,260
Douglas Dynamics, Inc.	14,500	243,890
Dynamic Materials Corp.	7,900	171,746
Energy Recovery, Inc.*	48,800	271,328
EnPro Industries, Inc.*	12,800	737,920
ESCO Technologies, Inc.	20,800	712,608
ExOne Co.*	7,600	459,496
Federal Signal Corp.*	45,300	663,645
FreightCar America, Inc.	2,700	71,874
Gorman-Rupp Co.	10,843	362,481
Graham Corp.	10,700	388,303
Greenbrier Cos., Inc.*	17,400	571,416
Hyster-Yale Materials Handling, Inc.	7,600	708,016
IDEX Corp.	267,990	19,791,062
John Bean Technologies Corp.	18,400	539,672
Joy Global, Inc.	109,500	6,404,655
Kadant, Inc.	10,900	441,668
L.B. Foster Co., Class A	4,100	193,889
Lincoln Electric Holdings, Inc.	232,880	16,613,659
Lindsay Corp.	8,200	678,550
Lydall, Inc.*	21,700	382,354
Meritor, Inc.*	65,800	686,294
Middleby Corp.*	81,650	19,593,551
Miller Industries, Inc.	13,600	253,368
Mueller Industries, Inc.	20,300	1,279,103

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Mueller Water Products, Inc., Class A	97,400	$912,638
Omega Flex, Inc.	13,500	276,210
PMFG, Inc.*	4,800	43,440
Proto Labs, Inc.*	12,300	875,514
RBC Bearings, Inc.*	17,300	1,223,975
Rexnord Corp.*	22,400	605,024
Standex International Corp.	9,600	603,648
Sun Hydraulics Corp.	12,000	489,960
Tennant Co.	13,800	935,778
Titan International, Inc.	40,000	719,200
Trimas Corp.*	32,000	1,276,480
Twin Disc, Inc.	9,400	243,366
Valmont Industries, Inc.	121,580	18,130,010
Wabash National Corp.*	37,700	465,595
Watts Water Technologies, Inc., Class A	23,092	1,428,702
Woodward, Inc.	53,800	2,453,818

		143,477,959

Marine (1.0%)
International Shipholding Corp.	13,600	401,200
Kirby Corp.*	215,094	21,348,079
Matson, Inc.	30,800	804,188

		22,553,467

Professional Services (2.2%)
Acacia Research Corp.	38,700	562,698
Advisory Board Co.*	26,700	1,699,989
Barrett Business Services, Inc.	5,600	519,344
CDI Corp.	12,600	233,478
Corporate Executive Board Co.	26,500	2,051,895
CRA International, Inc.*	4,600	91,080
Exponent, Inc.	10,000	774,400
Franklin Covey Co.*	26,100	518,868
FTI Consulting, Inc.*	30,200	1,242,428
GP Strategies Corp.*	19,200	571,968
Heidrick & Struggles International, Inc.	7,200	145,008
Huron Consulting Group, Inc.*	17,800	1,116,416
ICF International, Inc.*	11,700	406,107
Insperity, Inc.	14,100	509,433
Kelly Services, Inc., Class A	18,100	451,414
Kforce, Inc.	21,300	435,798
Korn/Ferry International*	30,100	786,212
Mistras Group, Inc.*	11,100	231,768
Navigant Consulting, Inc.*	38,800	744,960
On Assignment, Inc.*	33,400	1,166,328
Pendrell Corp.*	100,600	202,206
Resources Connection, Inc.	26,700	382,611
Robert Half International, Inc.	371,900	15,616,081
RPX Corp.*	23,400	395,460
TrueBlue, Inc.*	28,300	729,574
VSE Corp.	4,800	230,448
WageWorks, Inc.*	308,686	18,348,296

		50,164,268

Road & Rail (0.9%)
Arkansas Best Corp.	18,600	626,448
Celadon Group, Inc.	10,400	202,592
Genesee & Wyoming, Inc., Class A*	164,962	15,844,600

Heartland Express, Inc.	37,900	$743,598
Knight Transportation, Inc.	46,800	858,312
Marten Transport Ltd.	7,400	149,406
Patriot Transportation Holding, Inc.*	4,700	195,097
Quality Distribution, Inc.*	20,000	256,600
Roadrunner Transportation Systems, Inc.*	11,300	304,535
Saia, Inc.*	14,700	471,135
Swift Transportation Co.*	56,900	1,263,749
Universal Truckload Services, Inc.	8,900	271,539
Werner Enterprises, Inc.	30,200	746,846

		21,934,457

Trading Companies & Distributors (1.4%)
Aceto Corp.	33,500	837,835
Aircastle Ltd.	41,700	798,972
Applied Industrial Technologies, Inc.	31,900	1,565,971
Beacon Roofing Supply, Inc.*	33,000	1,329,240
CAI International, Inc.*	9,500	223,915
DXP Enterprises, Inc.*	6,900	794,880
H&E Equipment Services, Inc.*	21,700	642,971
Houston Wire & Cable Co.	10,400	139,152
Kaman Corp.	20,700	822,411
Rush Enterprises, Inc., Class A*	22,000	652,300
TAL International Group, Inc.	22,700	1,301,845
Textainer Group Holdings Ltd.	15,400	619,388
United Rentals, Inc.*	284,258	22,157,911
Watsco, Inc.	18,600	1,786,716

		33,673,507

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	23,800	521,696

Total Industrials		446,444,920

Information Technology (19.2%)
Communications Equipment (1.3%)
ADTRAN, Inc.	42,500	1,147,925
Anaren, Inc.*	10,500	293,895
ARRIS Group, Inc.*	91,200	2,222,088
Aruba Networks, Inc.*	87,000	1,557,300
Aviat Networks, Inc.*	26,369	59,594
Bel Fuse, Inc., Class B	4,900	104,419
Black Box Corp.	11,800	351,640
CalAmp Corp.*	32,600	911,822
Calix, Inc.*	28,100	270,884
Ciena Corp.*	491,942	11,772,172
Comtech Telecommunications Corp.	18,000	567,360
Digi International, Inc.*	17,900	216,948
Emulex Corp.*	54,500	390,220
Extreme Networks, Inc.*	64,400	450,800
Finisar Corp.*	64,300	1,538,056
Harmonic, Inc.*	77,700	573,426
Infinera Corp.*	75,000	733,500
InterDigital, Inc.	32,800	967,272
Ixia*	32,750	435,903
KVH Industries, Inc.*	14,000	182,420
NETGEAR, Inc.*	26,300	866,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Oplink Communications, Inc.*	12,700	$236,220
Plantronics, Inc.	31,600	1,467,820
Procera Networks, Inc.*	3,300	49,566
Ruckus Wireless, Inc.*	31,500	447,300
ShoreTel, Inc.*	41,480	384,934
Sonus Networks, Inc.*	159,000	500,850
Ubiquiti Networks, Inc.*	9,000	413,640
ViaSat, Inc.*	28,600	1,791,790
Westell Technologies, Inc., Class A*	59,800	242,190

		31,148,276

Computers & Peripherals (0.2%)
Avid Technology, Inc.*	15,800	128,770
Cray, Inc.*	24,700	678,262
Electronics for Imaging, Inc.*	29,449	1,140,560
Fusion-io, Inc.*	55,000	490,050
Imation Corp.*	18,800	87,984
Immersion Corp.*	34,300	356,034
QLogic Corp.*	75,800	896,714
Quantum Corp.*	14,900	17,880
Silicon Graphics International Corp.*	24,100	323,181
Super Micro Computer, Inc.*	22,600	387,816
Synaptics, Inc.*	22,500	1,165,725

		5,672,976

Electronic Equipment, Instruments & Components (1.4%)
Agilysys, Inc.*	15,800	219,936
Anixter International, Inc.	21,800	1,958,512
Badger Meter, Inc.	9,500	517,750
Belden, Inc.	31,200	2,198,040
Benchmark Electronics, Inc.*	48,500	1,119,380
Checkpoint Systems, Inc.*	26,100	411,597
Cognex Corp.*	59,800	2,283,164
Coherent, Inc.*	17,800	1,324,142
CTS Corp.	21,400	426,074
Daktronics, Inc.	25,800	404,544
DTS, Inc.*	3,208	76,928
Electro Rent Corp.	15,700	290,764
Electro Scientific Industries, Inc.	9,400	98,324
Fabrinet*	14,700	302,232
FARO Technologies, Inc.*	13,195	769,268
FEI Co.	29,700	2,653,992
GSI Group, Inc.*	15,100	169,724
Insight Enterprises, Inc.*	33,600	763,056
InvenSense, Inc.*	41,000	851,980
Itron, Inc.*	28,600	1,184,898
Kemet Corp.*	41,800	235,752
Littelfuse, Inc.	16,500	1,533,345
Maxwell Technologies, Inc.*	9,600	74,592
Measurement Specialties, Inc.*	11,900	722,211
Mercury Systems, Inc.*	8,500	93,075
Methode Electronics, Inc.	26,100	892,359
MTS Systems Corp.	11,300	805,125
Multi-Fineline Electronix, Inc.*	6,150	85,424
Neonode, Inc.*	29,800	188,336
Newport Corp.*	29,600	534,872
OSI Systems, Inc.*	13,800	732,918
Park Electrochemical Corp.	13,200	379,104
PC Connection, Inc.	21,300	529,305
Plexus Corp.*	25,895	1,120,995

RadiSys Corp.*	12,200	$27,938
RealD, Inc.*	15,700	134,078
Richardson Electronics Ltd.	15,300	173,808
Rofin-Sinar Technologies, Inc.*	19,200	518,784
Rogers Corp.*	11,300	694,950
Sanmina Corp.*	50,800	848,360
ScanSource, Inc.*	21,400	908,002
SYNNEX Corp.*	18,000	1,213,200
TTM Technologies, Inc.*	49,011	420,514
Universal Display Corp.*	30,900	1,061,724
Viasystems Group, Inc.*	10,800	147,744
Vishay Precision Group, Inc.*	12,400	184,636
Zygo Corp.*	17,500	258,650

		32,544,106

Internet Software & Services (4.1%)
Angie’s List, Inc.*	27,700	419,655
Bankrate, Inc.*	35,933	644,638
Bazaarvoice, Inc.*	19,800	156,816
Blucora, Inc.*	28,400	828,144
Brightcove, Inc.*	14,000	197,960
Carbonite, Inc.*	17,300	204,659
comScore, Inc.*	22,900	655,169
Constant Contact, Inc.*	20,500	636,935
Cornerstone OnDemand, Inc.*	26,200	1,397,508
CoStar Group, Inc.*	134,624	24,848,898
Criteo S.A. (ADR)*	133,579	4,568,402
Dealertrack Technologies, Inc.*	37,000	1,778,960
Demand Media, Inc.*	6,500	37,505
Demandware, Inc.*	9,300	596,316
Dice Holdings, Inc.*	25,700	186,325
Digital River, Inc.*	27,000	499,500
EarthLink Holdings Corp.	75,000	380,250
Envestnet, Inc.*	17,500	705,250
Internap Network Services Corp.*	33,100	248,912
IntraLinks Holdings, Inc.*	31,300	379,043
j2 Global, Inc.	32,900	1,645,329
Limelight Networks, Inc.*	57,600	114,048
Liquidity Services, Inc.*	18,300	414,678
LivePerson, Inc.*	37,800	560,196
LogMeIn, Inc.*	14,600	489,830
Monster Worldwide, Inc.*	94,300	672,359
Move, Inc.*	27,375	437,726
NIC, Inc.	45,895	1,141,409
OpenTable, Inc.*	16,900	1,341,353
Pandora Media, Inc.*	529,280	14,078,848
Perficient, Inc.*	19,700	461,374
QuinStreet, Inc.*	6,900	59,961
RealNetworks, Inc.*	13,750	103,812
Responsys, Inc.*	26,600	729,106
SciQuest, Inc.*	15,700	447,136
Shutterstock, Inc.*	5,400	451,602
SPS Commerce, Inc.*	12,300	803,190
Stamps.com, Inc.*	7,600	319,960
support.com, Inc.*	26,000	98,540
TechTarget, Inc.*	28,500	195,510
Travelzoo, Inc.*	1,000	21,320
Trulia, Inc.*	17,300	610,171
Unwired Planet, Inc.*	40,196	55,470
ValueClick, Inc.*	60,300	1,409,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

VistaPrint N.V.*	28,800	$1,637,280
Vocus, Inc.*	4,500	51,255
Web.com Group, Inc.*	30,400	966,416
WebMD Health Corp.*	25,400	1,003,300
XO Group, Inc.*	22,100	328,406
Xoom Corp.*	3,400	93,058
Yelp, Inc.*	208,667	14,387,590
Zillow, Inc., Class A*	127,600	10,428,748
Zix Corp.*	48,900	222,984

		95,152,021

IT Services (1.7%)
Acxiom Corp.*	58,200	2,152,236
CACI International, Inc., Class A*	16,700	1,222,774
Cardtronics, Inc.*	30,900	1,342,605
Cass Information Systems, Inc.	5,401	363,757
CIBER, Inc.*	39,800	164,772
Computer Task Group, Inc.	19,300	364,770
Convergys Corp.	90,700	1,909,235
CSG Systems International, Inc.	22,600	664,440
EPAM Systems, Inc.*	15,800	552,052
Euronet Worldwide, Inc.*	36,940	1,767,579
EVERTEC, Inc.	21,300	525,258
ExlService Holdings, Inc.*	23,600	651,832
Forrester Research, Inc.	9,900	378,774
Global Cash Access Holdings, Inc.*	46,100	460,539
Hackett Group, Inc.	37,600	233,496
Heartland Payment Systems, Inc.	26,700	1,330,728
Higher One Holdings, Inc.*	16,200	158,112
iGATE Corp.*	22,300	895,568
Lionbridge Technologies, Inc.*	91,091	542,902
ManTech International Corp., Class A	14,700	439,971
MAXIMUS, Inc.	306,990	13,504,490
MoneyGram International, Inc.*	9,600	199,488
Sapient Corp.*	95,800	1,663,088
ServiceSource International, Inc.*	38,600	323,468
Sykes Enterprises, Inc.*	24,228	528,413
Syntel, Inc.*	11,050	1,004,998
TeleTech Holdings, Inc.*	18,400	440,496
Unisys Corp.*	41,489	1,392,786
Virtusa Corp.*	15,800	601,822
WEX, Inc.*	29,200	2,891,676

		38,672,125

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Energy Industries, Inc.*	24,400	557,784
Alpha & Omega Semiconductor Ltd.*	38,825	299,341
Amkor Technology, Inc.*	62,900	385,577
ANADIGICS, Inc.*	84,500	155,480
Applied Micro Circuits Corp.*	45,300	606,114
ATMI, Inc.*	20,400	616,284
Axcelis Technologies, Inc.*	87,300	213,012
Brooks Automation, Inc.	40,700	426,943
Cabot Microelectronics Corp.*	17,000	776,900
Cavium, Inc.*	307,400	10,608,374

CEVA, Inc.*	10,400	$158,288
Cirrus Logic, Inc.*	48,500	990,855
Cohu, Inc.	11,500	120,750
Cypress Semiconductor Corp.*	106,300	1,116,150
Diodes, Inc.*	21,300	501,828
DSP Group, Inc.*	32,700	317,517
Entegris, Inc.*	106,800	1,238,880
Entropic Communications, Inc.*	51,700	243,507
Exar Corp.*	24,000	282,960
FormFactor, Inc.*	20,000	120,400
GSI Technology, Inc.*	30,800	204,512
GT Advanced Technologies, Inc.*	90,378	788,096
Hittite Microwave Corp.*	22,500	1,388,925
Inphi Corp.*	7,100	91,590
Integrated Device Technology, Inc.*	103,800	1,057,722
Integrated Silicon Solution, Inc.*	18,300	221,247
International Rectifier Corp.*	53,800	1,402,566
Intersil Corp., Class A	99,100	1,136,677
IXYS Corp.	17,400	225,678
Kopin Corp.*	52,300	220,706
Lattice Semiconductor Corp.*	68,400	376,884
LTX-Credence Corp.*	17,600	140,624
MA-COM Technology Solutions Holdings, Inc.*	12,300	208,977
MaxLinear, Inc., Class A*	35,100	366,093
Micrel, Inc.	27,800	274,386
Microsemi Corp.*	65,300	1,629,235
MKS Instruments, Inc.	40,100	1,200,594
Monolithic Power Systems, Inc.*	22,700	786,782
MoSys, Inc.*	35,900	198,168
Nanometrics, Inc.*	14,700	280,035
NeoPhotonics Corp.*	27,600	194,856
NVE Corp.*	3,100	180,668
OmniVision Technologies, Inc.*	38,600	663,920
PDF Solutions, Inc.*	18,400	471,408
Pericom Semiconductor Corp.*	11,800	104,548
Photronics, Inc.*	44,500	401,835
PLX Technology, Inc.*	15,500	101,990
PMC-Sierra, Inc.*	147,500	948,425
Power Integrations, Inc.	26,000	1,451,320
Rambus, Inc.*	70,500	667,635
RF Micro Devices, Inc.*	187,700	968,532
Rudolph Technologies, Inc.*	17,300	203,102
Semtech Corp.*	46,400	1,172,992
Sigma Designs, Inc.*	12,300	58,056
Silicon Image, Inc.*	47,100	289,665
Spansion, Inc., Class A*	36,100	501,429
SunEdison, Inc.*	179,500	2,342,475
SunPower Corp.*	38,800	1,156,628
Supertex, Inc.*	6,492	162,625
Teradyne, Inc.*	565,060	9,956,357
Tessera Technologies, Inc.	32,600	642,546
TriQuint Semiconductor, Inc.*	116,100	968,274
Ultra Clean Holdings, Inc.*	17,900	179,537
Ultratech, Inc.*	16,700	484,300
Veeco Instruments, Inc.*	31,188	1,026,397

		57,235,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Software (8.1%)
Accelrys, Inc.*	35,661	$340,206
ACI Worldwide, Inc.*	30,900	2,008,500
Actuate Corp.*	22,700	175,017
Advent Software, Inc.	21,000	734,790
American Software, Inc., Class A	26,400	260,568
ANSYS, Inc.*	161,870	14,115,064
Aspen Technology, Inc.*	353,213	14,764,303
AVG Technologies N.V.*	7,700	132,517
Blackbaud, Inc.	34,100	1,283,865
Bottomline Technologies (de), Inc.*	23,900	864,224
BroadSoft, Inc.*	21,400	585,076
CommVault Systems, Inc.*	34,700	2,598,336
Comverse, Inc.*	17,040	661,152
Concur Technologies, Inc.*	149,180	15,392,392
Digimarc Corp.	6,800	130,968
Ebix, Inc.	209	3,076
Ellie Mae, Inc.*	16,800	451,416
EPIQ Systems, Inc.	19,500	316,095
ePlus, Inc.*	9,000	511,560
Fair Isaac Corp.	28,400	1,784,656
FireEye, Inc.*	107,478	4,687,116
FleetMatics Group plc*	11,800	510,350
Guidance Software, Inc.*	31,400	317,140
Guidewire Software, Inc.*	366,467	17,982,536
Imperva, Inc.*	14,600	702,698
Infoblox, Inc.*	365,905	12,082,183
Informatica Corp.*	230,460	9,564,090
Interactive Intelligence Group, Inc.*	10,200	687,072
Jive Software, Inc.*	28,600	321,750
Manhattan Associates, Inc.*	14,900	1,750,452
Mentor Graphics Corp.	80,700	1,942,449
MicroStrategy, Inc., Class A*	5,900	733,016
Monotype Imaging Holdings, Inc.	25,800	821,988
NetScout Systems, Inc.*	26,800	793,012
NetSuite, Inc.*	88,790	9,147,146
Pegasystems, Inc.	12,700	624,586
Progress Software Corp.*	43,650	1,127,479
Proofpoint, Inc.*	15,200	504,184
PROS Holdings, Inc.*	16,700	666,330
PTC, Inc.*	91,300	3,231,107
Qlik Technologies, Inc.*	66,410	1,768,498
RealPage, Inc.*	27,800	649,964
Rosetta Stone, Inc.*	14,200	173,524
SeaChange International, Inc.*	9,200	111,872
ServiceNow, Inc.*	314,225	17,599,742
SS&C Technologies Holdings, Inc.*	42,100	1,863,346
Synchronoss Technologies, Inc.*	19,000	590,330
Tableau Software, Inc., Class A*	232,418	16,020,573
Take-Two Interactive Software, Inc.*	60,800	1,056,096
Tangoe, Inc.*	23,200	417,832
Telenav, Inc.*	60,600	399,354
TiVo, Inc.*	83,700	1,098,144
Tyler Technologies, Inc.*	24,100	2,461,333
Ultimate Software Group, Inc.*	121,885	18,675,220

VASCO Data Security International, Inc.*	21,800	$168,514
Verint Systems, Inc.*	37,321	1,602,564
VirnetX Holding Corp.*	31,200	605,592

		190,572,963

Total Information Technology		450,998,428

Materials (3.3%)
Chemicals (2.0%)
A. Schulman, Inc.	18,100	638,206
Advanced Emissions Solutions, Inc.*	4,719	255,911
American Vanguard Corp.	23,000	558,670
Arabian American Development Co.*	21,300	267,315
Axiall Corp.	53,100	2,519,064
Balchem Corp.	20,800	1,220,960
Calgon Carbon Corp.*	36,300	746,691
Chemtura Corp.*	68,800	1,920,896
Ferro Corp.*	65,854	844,907
Flotek Industries, Inc.*	35,800	718,506
FutureFuel Corp.	11,573	182,853
GSE Holding, Inc.*	18,300	37,881
H.B. Fuller Co.	41,600	2,164,864
Hawkins, Inc.	5,700	211,983
Innophos Holdings, Inc.	17,000	826,200
Innospec, Inc.	17,000	785,740
Intrepid Potash, Inc.*	39,500	625,680
KMG Chemicals, Inc.	11,400	192,546
Koppers Holdings, Inc.	13,500	617,625
Kraton Performance Polymers, Inc.*	22,900	527,845
Landec Corp.*	23,400	283,608
LSB Industries, Inc.*	11,500	471,730
Minerals Technologies, Inc.	30,200	1,814,114
Olin Corp.	56,600	1,632,910
OM Group, Inc.*	24,600	895,686
OMNOVA Solutions, Inc.*	20,400	185,844
PolyOne Corp.	627,227	22,172,475
Quaker Chemical Corp.	10,100	778,407
Sensient Technologies Corp.	35,600	1,727,312
Stepan Co.	11,600	761,308
Taminco Corp.*	1,700	34,357
Tredegar Corp.	20,500	590,605
Zep, Inc.	7,300	132,568
Zoltek Cos., Inc.*	7,500	125,625

		47,470,892

Construction Materials (0.1%)
Headwaters, Inc.*	46,200	452,298
Texas Industries, Inc.*	15,300	1,052,334
United States Lime & Minerals, Inc.*	2,400	146,808

		1,651,440

Containers & Packaging (0.1%)
AEP Industries, Inc.*	1,600	84,528
Berry Plastics Group, Inc.*	40,000	951,600
Graphic Packaging Holding Co.*	151,778	1,457,069
Myers Industries, Inc.	18,400	388,608

		2,881,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Metals & Mining (0.7%)
A.M. Castle & Co.*	7,200	$106,344
AK Steel Holding Corp.*	86,000	705,200
Allied Nevada Gold Corp.*	1,100	3,905
AMCOL International Corp.	18,000	611,640
Century Aluminum Co.*	21,100	220,706
Coeur Mining, Inc.*	65,370	709,264
Commercial Metals Co.	84,500	1,717,885
General Moly, Inc.*	39,700	53,198
Globe Specialty Metals, Inc.	45,200	814,052
Gold Resource Corp.	14,400	65,232
Handy & Harman Ltd.*	300	7,263
Haynes International, Inc.	11,800	651,832
Hecla Mining Co.	222,100	684,068
Horsehead Holding Corp.*	30,500	494,405
Kaiser Aluminum Corp.	15,000	1,053,600
Materion Corp.	14,300	441,155
Midway Gold Corp.*	119,300	96,633
Molycorp, Inc.*	89,600	503,552
Noranda Aluminum Holding Corp.	6,200	20,398
Olympic Steel, Inc.	4,500	130,410
Paramount Gold and Silver Corp.*	39,700	36,992
RTI International Metals, Inc.*	19,000	649,990
Schnitzer Steel Industries, Inc., Class A	19,600	640,332
Stillwater Mining Co.*	103,275	1,274,414
SunCoke Energy, Inc.*	50,430	1,150,308
U.S. Silica Holdings, Inc.	15,500	528,705
Universal Stainless & Alloy Products, Inc.*	4,000	144,240
Walter Energy, Inc.	45,200	751,676
Worthington Industries, Inc.	41,799	1,758,902

		16,026,301

Paper & Forest Products (0.4%)
Boise Cascade Co.*	1,510	44,515
Clearwater Paper Corp.*	18,128	951,720
Deltic Timber Corp.	7,100	482,374
KapStone Paper and Packaging Corp.*	31,400	1,754,004
Louisiana-Pacific Corp.*	107,600	1,991,676
Neenah Paper, Inc.	10,100	431,977
P.H. Glatfelter Co.	29,400	812,616
Resolute Forest Products, Inc.*	63,000	1,009,260
Schweitzer-Mauduit International, Inc.	22,800	1,173,516
Wausau Paper Corp.	30,600	388,008

		9,039,666

Total Materials		77,070,104

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	62,900	639,064
Atlantic Tele-Network, Inc.	8,300	469,531
Cbeyond, Inc.*	31,100	214,590
Cincinnati Bell, Inc.*	152,000	541,120
Cogent Communications Group, Inc.	34,100	1,377,981

Consolidated Communications Holdings, Inc.	31,077	$610,042
Fairpoint Communications, Inc.*	26,500	299,715
General Communication, Inc., Class A*	28,900	322,235
IDT Corp., Class B	12,700	226,949
inContact, Inc.*	39,000	304,590
Inteliquent, Inc.	850	9,707
Iridium Communications, Inc.*	34,300	214,718
Lumos Networks Corp.	6,900	144,900
magicJack VocalTec Ltd.*	11,000	131,120
ORBCOMM, Inc.*	3,500	22,190
Premiere Global Services, Inc.*	34,199	396,366
Straight Path Communications, Inc., Class B*	6,350	52,006
Towerstream Corp.*	51,300	151,848
Vonage Holdings Corp.*	90,900	302,697

		6,431,369

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	29,400	188,454
Leap Wireless International, Inc.*	38,700	673,380
NII Holdings, Inc.*	124,300	341,825
NTELOS Holdings Corp.	27,300	552,279
Shenandoah Telecommunications Co.	13,664	350,755
USA Mobility, Inc.	12,143	173,402

		2,280,095

Total Telecommunication Services		8,711,464

Utilities (1.5%)
Electric Utilities (0.7%)
ALLETE, Inc.	29,700	1,481,436
Cleco Corp.	43,400	2,023,308
El Paso Electric Co.	27,800	976,058
Empire District Electric Co.	27,825	631,349
IDACORP, Inc.	36,500	1,892,160
MGE Energy, Inc.	15,400	891,660
NRG Yield, Inc., Class A	16,000	640,160
Otter Tail Corp.	25,300	740,531
PNM Resources, Inc.	58,000	1,398,960
Portland General Electric Co.	54,600	1,648,920
UIL Holdings Corp.	38,050	1,474,438
Unitil Corp.	6,300	192,087
UNS Energy Corp.	24,200	1,448,370

		15,439,437

Gas Utilities (0.4%)
Chesapeake Utilities Corp.	5,360	321,707
Delta Natural Gas Co., Inc.	11,000	246,180
Laclede Group, Inc.	23,600	1,074,744
New Jersey Resources Corp.	29,700	1,373,328
Northwest Natural Gas Co.	20,100	860,682
Piedmont Natural Gas Co., Inc.#	54,000	1,790,640
South Jersey Industries, Inc.	22,600	1,264,696
Southwest Gas Corp.	33,000	1,845,030
WGL Holdings, Inc.	36,800	1,474,208

		10,251,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	41,290	$143,689
Dynegy, Inc.*	72,300	1,555,896
Genie Energy Ltd., Class B*	39,700	405,337
Ormat Technologies, Inc.	7,700	209,517

		2,314,439

Multi-Utilities (0.2%)
Avista Corp.	41,400	1,167,066
Black Hills Corp.	31,700	1,664,567
NorthWestern Corp.	23,891	1,034,958

		3,866,591

Water Utilities (0.1%)
American States Water Co.	24,000	689,520
Artesian Resources Corp., Class A	8,200	188,190
California Water Service Group	35,100	809,757
Connecticut Water Service, Inc.	5,100	181,101
Consolidated Water Co., Ltd.	19,600	276,360
Middlesex Water Co.	8,000	167,520
SJW Corp.	6,700	199,593
York Water Co.	6,700	140,231

		2,652,272

Total Utilities		34,523,954

Total Common Stocks (98.8%) (Cost $1,388,965,044)		2,312,848,188

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15 (b)	$14,400	14,256

Total Financials		14,256

Total Corporate Bonds		14,256

Total Long-Term Debt Securities (0.0%) (Cost $14,400)		14,256

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14*	98,100	$15,696

Total Energy		15,696

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	28,700	38,745

Total Health Care		38,745

Total Rights (0.0%) (Cost $—)		54,441

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b)	11,460	—

Total Warrants (0.0%) (Cost $—)		—

Total Investments (98.8%) (Cost $1,388,979,444)		2,312,916,885
Other Assets Less Liabilities (1.2%)		29,108,523

Net Assets (100%)		$2,342,025,408

*	Non-income producing.
†	Securities (totaling $3,300 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,558,907.
(b)	Illiquid Security.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	87	March-14	$9,721,315	$10,104,180	$382,865

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$388,759,185	$—	$—		$388,759,185
Consumer Staples	72,131,870	—	—		72,131,870
Energy	131,574,891	—	—		131,574,891
Financials	360,033,554	—	—		360,033,554
Health Care	342,596,518	—	3,300		342,599,818
Industrials	446,373,870	71,050	—		446,444,920
Information Technology	450,998,428	—	—		450,998,428
Materials	77,070,104	—	—		77,070,104
Telecommunication Services	8,711,464	—	—		8,711,464
Utilities	34,523,954	—	—		34,523,954
Corporate Bonds
Financials	—	14,256	—		14,256
Futures	382,865	—	—		382,865
Rights
Energy	15,696	—	—		15,696
Health Care	38,745	—	—		38,745
Warrants
Energy	—	—	—	(a)	—

Total Assets	$2,313,211,144	$85,306	$3,300		$2,313,299,750

Total Liabilities	$—	$—	$—		$—

Total	$2,313,211,144	$85,306	$3,300		$2,313,299,750

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	382,865	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$382,865

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,000,710	—	—	2,000,710
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$ —	$2,000,710	$—	$—	$2,000,710

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	339,014	—	—	339,014
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$ —	$339,014	$—	$—	$339,014

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $6,935,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$382,865	(c)	$—	$—	$382,865

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31,2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$892,947,366
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,077,829,917

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$955,574,850
Aggregate gross unrealized depreciation	(40,041,010)

Net unrealized appreciation	$915,533,840

Federal income tax cost of investments	$1,397,383,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,388,979,444)	$2,312,916,885
Cash	32,439,414
Dividends, interest and other receivables	1,536,057
Receivable for securities sold	1,517,497
Receivable from Separate Accounts for Trust shares sold	263,745
Due from broker for futures variation margin	41,762
Other assets	8,215

Total assets	2,348,723,575

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,633,691
Payable for securities purchased	2,354,257
Investment management fees payable	1,059,667
Administrative fees payable	275,050
Distribution fees payable - Class IB	168,917
Distribution fees payable - Class IA	107,930
Trustees’ fees payable	1,647
Accrued expenses	97,008

Total liabilities	6,698,167

NET ASSETS	$2,342,025,408

Net assets were comprised of:
Paid in capital	$1,405,261,058
Accumulated undistributed net investment income (loss)	2,061,153
Accumulated undistributed net realized gain (loss) on investments and futures	10,382,891
Net unrealized appreciation (depreciation) on investments and futures	924,320,306

Net assets	$2,342,025,408

Class IA
Net asset value, offering and redemption price per share, $518,280,452 / 24,082,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.52

Class IB
Net asset value, offering and redemption price per share, $813,964,315 / 39,780,131 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.46

Class K
Net asset value, offering and redemption price per share, $1,009,780,641 / 46,917,808 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $9,083 foreign withholding tax)	$17,745,474
Interest	28,825

Total income	17,774,299

EXPENSES
Investment management fees	11,563,216
Administrative fees	3,116,983
Distribution fees - Class IB	1,819,280
Distribution fees - Class IA	1,159,200
Printing and mailing expenses	216,653
Custodian fees	190,000
Professional fees	86,495
Trustees’ fees	55,827
Miscellaneous	44,187

Gross expenses	18,251,841
Less: Fees paid indirectly	(107,785)

Net expenses	18,144,056

NET INVESTMENT INCOME (LOSS)	(369,757)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	204,034,562
Futures	2,000,710

Net realized gain (loss)	206,035,272

Change in unrealized appreciation (depreciation) on:
Investments	474,131,008
Futures	339,014

Net change in unrealized appreciation (depreciation)	474,470,022

NET REALIZED AND UNREALIZED GAIN (LOSS)	680,505,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$680,135,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(369,757)	$5,728,871
Net realized gain (loss) on investments and futures	206,035,272	123,665,677
Net change in unrealized appreciation (depreciation) on investments and futures	474,470,022	125,014,078

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	680,135,537	254,408,626

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(107,685)	(877,254)
Class IB	(171,650)	(1,365,400)
Class K	(1,385,584)	(3,737,722)

	(1,664,919)	(5,980,376)

Distributions from net realized capital gains
Class IA	(43,979,535)	(23,528,008)
Class IB	(72,339,142)	(38,154,923)
Class K	(86,953,351)	(46,019,278)

	(203,272,028)	(107,702,209)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(204,936,947)	(113,682,585)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,361,140 and 1,551,143 shares, respectively ]	27,663,749	26,584,458
Capital shares issued in reinvestment of dividends and distributions [ 2,109,041 and 1,429,438 shares, respectively ]	44,087,220	24,405,262
Capital shares repurchased [ (3,304,907) and (6,184,462) shares, respectively ]	(66,198,149)	(106,735,326)

Total Class IA transactions	5,552,820	(55,745,606)

Class IB
Capital shares sold [ 5,045,297 and 4,222,762 shares, respectively ]	97,144,389	70,114,605
Capital shares issued in reinvestment of dividends and distributions [ 3,646,820 and 2,423,072 shares, respectively ]	72,510,792	39,520,323
Capital shares repurchased [ (7,498,289) and (7,529,873) shares, respectively ]	(145,089,186)	(123,559,783)

Total Class IB transactions	24,565,995	(13,924,855)

Class K
Capital shares sold [ 1,113,295 and 11,886,977 shares, respectively ]	22,713,514	200,667,931
Capital shares issued in reinvestment of dividends and distributions [ 4,225,286 and 2,914,220 shares, respectively ]	88,338,935	49,757,000
Capital shares repurchased [ (5,521,670) and (4,055,212) shares, respectively ]	(114,565,261)	(69,959,192)

Total Class K transactions	(3,512,812)	180,465,739

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,606,003	110,795,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	501,804,593	251,521,319
NET ASSETS:
Beginning of year	1,840,220,815	1,588,699,496

End of year (a)	$2,342,025,408	$1,840,220,815

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,061,153	$2,344,932

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012	2011		2010		2009
Net asset value, beginning of year	$17.06		$15.69	$16.46		$12.33		$9.08

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.03 (e)	(0.01	)(e)	0.02	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures	6.46		2.41	(0.08)		4.12		3.25

Total from investment operations	6.43		2.44	(0.09)		4.14		3.27

Less distributions:
Dividends from net investment income	—	#	(0.04)	—		(0.01)		(0.02)
Distributions from net realized gains	(1.97)		(1.03)	(0.68)		—		—

Total dividends and distributions	(1.97)		(1.07)	(0.68)		(0.01)		(0.02)

Net asset value, end of year	$21.52		$17.06	$15.69		$16.46		$12.33

Total return	38.16%		15.57%	(0.37)%		33.56%		36.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$518,280		$408,020	$425,468		$1,006,467		$725,459
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.97%		1.07%	0.85%		0.86%		0.89%
Before fees paid indirectly (f)	0.97%		1.07%	0.86%		0.86%		0.90%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.13)%		0.20%	(0.07)%		0.15%		0.24%
Before fees paid indirectly (f)	(0.13)%		0.19%	(0.07)%		0.15%		0.23%
Portfolio turnover rate	43%		49%	50%		52%		64%

	Year Ended December 31,
Class IB	2013		2012	2011		2010		2009
Net asset value, beginning of year	$16.29		$15.02	$15.83		$11.88		$8.76

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(e)	0.03 (e)	(0.04	)(e)	(0.01	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	6.16		2.31	(0.09)		3.96		3.12

Total from investment operations	6.14		2.34	(0.13)		3.95		3.12

Less distributions:
Dividends from net investment income	—	#	(0.04)	—		—		—	#
Distributions from net realized gains	(1.97)		(1.03)	(0.68)		—		—

Total dividends and distributions	(1.97)		(1.07)	(0.68)		—		—	#

Net asset value, end of year	$20.46		$16.29	$15.02		$15.83		$11.88

Total return	38.18%		15.59%	(0.64)%		33.25%		35.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$813,964		$628,666	$592,924		$643,902		$491,589
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.97%		1.06%	1.10	%(c)	1.11%		1.14%
Before fees paid indirectly (f)	0.97%		1.07%	1.11%		1.11%		1.15%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.13)%		0.21%	(0.26)%		(0.10)%		0.03%
Before fees paid indirectly (f)	(0.13)%		0.20%	(0.27)%		(0.11)%		0.02%
Portfolio turnover rate	43%		49%	50%		52%		64%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$17.06		$15.69	$14.62

Income (loss) from investment operations:
Net investment income (loss)	0.02	†(e)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	6.47		2.39	1.73

Total from investment operations	6.49		2.48	1.75

Less distributions:
Dividends from net investment income	(0.06)		(0.08)	—
Distributions from net realized gains	(1.97)		(1.03)	(0.68)

Total dividends and distributions	(2.03)		(1.11)	(0.68)

Net asset value, end of period	$21.52		$17.06	$15.69

Total return (b)	38.50%		15.86%	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,009,781		$803,535	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.72%		0.81%	0.86%
Before fees paid indirectly (a)(f)	0.72%		0.82%	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.12%		0.50%	0.29%
Before fees paid indirectly (a)(f)	0.12%		0.49%	0.28%
Portfolio turnover rate	43%		49%	50%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC
➢	BlackRock Investment Management, LLC
➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	36.68%	18.30%	6.10%
Portfolio – Class IB Shares*	36.74	18.12	5.92
Portfolio – Class K Shares**	37.02	N/A	26.00
Russell 2500TM Value Index	33.32	19.61	7.38
VMI – SCV	35.81	15.98	8.98
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 36.68% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 2500 TM Value Index, returned 33.32% and VMI — SCV, returned 35.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The Financials, Consumer Discretionary and Materials sectors contributed to performance relative to the benchmark.

•

In the Financials sector, Protective Life, a provider of life and other specialty insurance products, rallied based on solid earnings growth driven by its annuities business, a potential benefit from acquisitions and the prospect for higher interest rates.

•

In the Consumer Discretionary sector, furniture retailer La-Z-Boy and video game retailer GameStop aided performance. La-Z-Boy was helped by substantial earnings growth stemming from an increase in sales and improved productivity. GameStop was expected to benefit from the introduction of Microsoft’s and Sony’s new video game consoles.

What hurt performance during the year:

•

Industrial sector stock selection detracted from relative performance, led by relative overweight positions in Granite Construction and Brady Corp. and by not holding Towers Watson & Co., a strong performer within the benchmark.

•	In Information Technology, not holding Cree, Inc. was detrimental to relative performance, as was avoiding Genworth Holdings, Inc. in the Financials sector.

•

In terms of other individual detractors, Regis, a hair care salon operator, posted lower-than-expected revenue and earnings as its effort to implement a major restructuring had not yet gained traction.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

We invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Sector Weightings as of December 31, 2013	% of Net Assets
Industrials	20.4%
Consumer Discretionary	16.3
Financials	13.6
Materials	7.4
Information Technology	7.2
Energy	7.0
Health Care	5.8
Consumer Staples	1.2
Utilities	0.9
Telecommunication Services	0.2
Cash and Other	20.0

100.0%

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,202.69	$6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	1,203.35	6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,204.68	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.3%)
Auto Components (2.2%)
American Axle & Manufacturing Holdings, Inc.*	4,968	$101,596
Autoliv, Inc.	32,500	2,983,500
Cooper Tire & Rubber Co.	4,681	112,531
Dana Holding Corp.	10,848	212,838
Dorman Products, Inc.*	1,865	104,571
Drew Industries, Inc.	28,693	1,469,082
Federal-Mogul Corp.*	1,455	28,634
Fox Factory Holding Corp.*	655	11,541
Fuel Systems Solutions, Inc.*	1,037	14,383
Gentex Corp.	93,500	3,084,565
Gentherm, Inc.*	2,471	66,247
Modine Manufacturing Co.*	3,488	44,716
Remy International, Inc.	1,036	24,159
Shiloh Industries, Inc.*	431	8,404
Spartan Motors, Inc.	2,643	17,708
Standard Motor Products, Inc.	1,467	53,986
Stoneridge, Inc.*	2,106	26,851
Superior Industries International, Inc.	1,714	35,360
Tenneco, Inc.*	4,494	254,226
Tower International, Inc.*	454	9,716

		8,664,614

Automobiles (1.5%)
Thor Industries, Inc.	90,000	4,970,700
Winnebago Industries, Inc.*	44,725	1,227,701

		6,198,401

Distributors (0.1%)
Core-Mark Holding Co., Inc.	848	64,389
Pool Corp.	3,440	200,002
Stock Building Supply Holdings, Inc.*	401	7,306
VOXX International Corp.*	1,354	22,612
Weyco Group, Inc.	489	14,391

		308,700

Diversified Consumer Services (1.1%)
American Public Education, Inc.*	1,304	56,685
Ascent Capital Group, Inc., Class A*	1,041	89,068
Bridgepoint Education, Inc.*	1,324	23,448
Bright Horizons Family Solutions, Inc.*	874	32,111
Capella Education Co.	819	54,414
Career Education Corp.*	3,524	20,087
Carriage Services, Inc.	1,130	22,069
Corinthian Colleges, Inc.*	5,849	10,411
Education Management Corp.*	1,743	17,587
Grand Canyon Education, Inc.*	3,342	145,711
Hillenbrand, Inc.	70,066	2,061,342
Houghton Mifflin Harcourt Co.*	1,550	26,288
ITT Educational Services, Inc.*	1,730	58,094
JTH Holding, Inc., Class A*	364	8,845
K12, Inc.*	2,009	43,696
LifeLock, Inc.*	4,490	73,681
Lincoln Educational Services Corp.	1,920	9,562
Mac-Gray Corp.	914	19,404

Matthews International Corp., Class A	2,040	$86,924
Outerwall, Inc.*	2,071	139,316
Regis Corp.	66,111	959,271
Sotheby’s, Inc.	5,046	268,447
Steiner Leisure Ltd.*	1,086	53,420
Strayer Education, Inc.*	796	27,438
Universal Technical Institute, Inc.	1,634	22,729

		4,330,048

Hotels, Restaurants & Leisure (0.9%)
AFC Enterprises, Inc.*	1,763	67,876
Biglari Holdings, Inc.*	107	54,211
BJ’s Restaurants, Inc.*	1,818	56,467
Bloomin’ Brands, Inc.*	4,080	97,961
Bob Evans Farms, Inc.	2,056	104,013
Boyd Gaming Corp.*	5,130	57,764
Bravo Brio Restaurant Group, Inc.*	1,436	23,364
Buffalo Wild Wings, Inc.*	1,386	204,019
Caesars Entertainment Corp.*	2,945	63,435
Carrols Restaurant Group, Inc.*	1,892	12,506
CEC Entertainment, Inc.	1,312	58,095
Cheesecake Factory, Inc.	3,937	190,039
Churchill Downs, Inc.	1,014	90,905
Chuy’s Holdings, Inc.*	1,198	43,152
ClubCorp Holdings, Inc.	1,529	27,124
Cracker Barrel Old Country Store, Inc.	1,450	159,602
Del Frisco’s Restaurant Group, Inc.*	787	18,550
Denny’s Corp.*	6,772	48,691
Diamond Resorts International, Inc.*	1,301	24,016
DineEquity, Inc.	1,220	101,931
Diversified Restaurant Holdings, Inc.*	849	4,050
Einstein Noah Restaurant Group, Inc.	527	7,642
Fiesta Restaurant Group, Inc.*	1,655	86,457
Ignite Restaurant Group, Inc.*	571	7,138
International Speedway Corp., Class A	2,053	72,861
Interval Leisure Group, Inc.	2,908	89,857
Isle of Capri Casinos, Inc.*	1,521	13,689
Jack in the Box, Inc.*	3,283	164,216
Jamba, Inc.*	1,252	15,562
Krispy Kreme Doughnuts, Inc.*	4,838	93,325
Life Time Fitness, Inc.*	3,178	149,366
Luby’s, Inc.*	1,519	11,727
Marcus Corp.	1,437	19,313
Marriott Vacations Worldwide Corp.*	2,157	113,803
Monarch Casino & Resort, Inc.*	641	12,871
Morgans Hotel Group Co.*	1,965	15,975
Multimedia Games Holding Co., Inc.*	2,134	66,922
Nathan’s Famous, Inc.*	219	11,040
Noodles & Co.*	444	15,949
Orient-Express Hotels Ltd., Class A*	7,082	107,009
Papa John’s International, Inc.	2,364	107,326
Pinnacle Entertainment, Inc.*	4,316	112,173
Potbelly Corp.	638	15,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Red Robin Gourmet Burgers, Inc.*	1,045	$76,849
Ruby Tuesday, Inc.*	4,486	31,088
Ruth’s Hospitality Group, Inc.	2,645	37,585
Scientific Games Corp., Class A*	3,523	59,644
Sonic Corp.*	4,144	83,667
Speedway Motorsports, Inc.	853	16,932
Texas Roadhouse, Inc.	4,608	128,102
Town Sports International Holdings, Inc.	1,748	25,800
Vail Resorts, Inc.	2,652	199,510

		3,476,660

Household Durables (2.7%)
Bassett Furniture Industries, Inc.	834	12,744
Beazer Homes USA, Inc.*	1,851	45,201
Blyth, Inc.	722	7,855
Cavco Industries, Inc.*	516	35,449
CSS Industries, Inc.	627	17,982
Ethan Allen Interiors, Inc.	1,842	56,034
EveryWare Global, Inc.*	790	6,541
Flexsteel Industries, Inc.	363	11,155
Harman International Industries, Inc.	33,000	2,701,050
Helen of Troy Ltd.*	2,332	115,457
Hooker Furniture Corp.	58,588	977,248
Hovnanian Enterprises, Inc., Class A*	8,346	55,251
iRobot Corp.*	2,092	72,739
KB Home	6,172	112,824
La-Z-Boy, Inc.	121,875	3,778,125
LGI Homes, Inc.*	665	11,830
Libbey, Inc.*	1,557	32,697
Lifetime Brands, Inc.	808	12,710
M.D.C. Holdings, Inc.*	26,837	865,225
M/I Homes, Inc.*	53,736	1,367,581
Meritage Homes Corp.*	2,671	128,181
NACCO Industries, Inc., Class A	348	21,642
Ryland Group, Inc.	3,409	147,985
Skullcandy, Inc.*	1,393	10,044
Standard Pacific Corp.*	10,954	99,134
TRI Pointe Homes, Inc.*	1,081	21,544
UCP, Inc., Class A*	405	5,929
Universal Electronics, Inc.*	1,108	42,226
WCI Communities, Inc.*	527	10,060
William Lyon Homes, Class A*	1,039	23,004
Zagg, Inc.*	2,248	9,779

		10,815,226

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	1,768	9,565
Blue Nile, Inc.*	917	43,182
FTD Cos., Inc.*	1,362	44,374
HSN, Inc.	2,485	154,815
Nutrisystem, Inc.	2,123	34,902
Orbitz Worldwide, Inc.*	1,845	13,247
Overstock.com, Inc.*	818	25,186
PetMed Express, Inc.	1,468	24,413
RetailMeNot, Inc.*	699	20,124
Shutterfly, Inc.*	2,802	142,706
ValueVision Media, Inc., Class A*	2,907	20,320
Vitacost.com, Inc.*	1,775	10,277

		543,111

Leisure Equipment & Products (0.8%)
Arctic Cat, Inc.	974	$55,498
Black Diamond, Inc.*	1,672	22,288
Brunswick Corp.	62,582	2,882,527
Callaway Golf Co.	5,237	44,148
JAKKS Pacific, Inc.	1,524	10,256
Johnson Outdoors, Inc., Class A	394	10,618
LeapFrog Enterprises, Inc.*	4,712	37,413
Marine Products Corp.	798	8,020
Nautilus, Inc.*	2,297	19,364
Smith & Wesson Holding Corp.*	3,932	53,043
Sturm Ruger & Co., Inc.	1,430	104,519

		3,247,694

Media (0.5%)
AH Belo Corp., Class A	1,472	10,996
Beasley Broadcasting Group, Inc., Class A	355	3,099
Carmike Cinemas, Inc.*	1,703	47,412
Central European Media Enterprises Ltd., Class A*	5,861	22,506
Crown Media Holdings, Inc., Class A*	2,747	9,697
Cumulus Media, Inc., Class A*	6,038	46,674
Daily Journal Corp.*	72	13,319
Dex Media, Inc.*	1,382	9,370
Digital Generation, Inc.*	1,839	23,447
Entercom Communications Corp., Class A*	1,853	19,475
Entravision Communications Corp., Class A	4,185	25,487
EW Scripps Co., Class A*	2,309	50,151
Global Sources Ltd.*	1,419	11,536
Gray Television, Inc.*	3,717	55,309
Harte-Hanks, Inc.	3,112	24,336
Hemisphere Media Group, Inc.*	683	8,107
Journal Communications, Inc., Class A*	3,259	30,341
Live Nation Entertainment, Inc.*	10,393	205,366
Loral Space & Communications, Inc.*	963	77,984
Martha Stewart Living Omnimedia, Inc., Class A*	1,794	7,535
McClatchy Co., Class A*	4,584	15,586
MDC Partners, Inc., Class A	2,798	71,364
Media General, Inc., Class A*	1,447	32,702
Meredith Corp.	2,640	136,752
National CineMedia, Inc.	4,414	88,103
New York Times Co., Class A	9,533	151,289
Nexstar Broadcasting Group, Inc., Class A	2,170	120,934
ReachLocal, Inc.*	720	9,151
Reading International, Inc., Class A*	1,224	9,168
Rentrak Corp.*	756	28,645
Saga Communications, Inc., Class A	358	18,007
Salem Communications Corp., Class A	714	6,212
Scholastic Corp.	1,950	66,320
SFX Entertainment, Inc.*	1,477	17,724
Sinclair Broadcast Group, Inc., Class A	5,057	180,687
Speed Commerce, Inc.*	3,213	15,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Valassis Communications, Inc.	2,869	$98,263
World Wrestling Entertainment, Inc., Class A	2,130	35,315

		1,803,374

Multiline Retail (0.0%)
Bon-Ton Stores, Inc.	991	16,134
Burlington Stores, Inc.*	1,133	36,256
Fred’s, Inc., Class A	2,712	50,226
Gordmans Stores, Inc.	738	5,661
Tuesday Morning Corp.*	3,166	50,529

		158,806

Specialty Retail (6.0%)
Aeropostale, Inc.*	5,782	52,558
America’s Car-Mart, Inc.*	595	25,127
ANN, Inc.*	3,480	127,229
Asbury Automotive Group, Inc.*	2,302	123,710
Barnes & Noble, Inc.*	2,980	44,551
bebe stores, Inc.	2,644	14,066
Big 5 Sporting Goods Corp.	1,217	24,121
Body Central Corp.*	1,381	5,441
Brown Shoe Co., Inc.	102,894	2,895,437
Buckle, Inc.	2,058	108,169
Cato Corp., Class A	56,827	1,807,099
Children’s Place Retail Stores, Inc.*	1,701	96,906
Christopher & Banks Corp.*	2,667	22,776
Citi Trends, Inc.*	1,183	20,111
Conn’s, Inc.*	1,659	130,713
Container Store Group, Inc.*	1,062	49,500
Destination Maternity Corp.	984	29,402
Destination XL Group, Inc.*	3,189	20,952
Express, Inc.*	6,295	117,528
Finish Line, Inc., Class A	3,628	102,201
Five Below, Inc.*	2,424	104,717
Francesca’s Holdings Corp.*	3,246	59,759
GameStop Corp., Class A	49,300	2,428,518
Genesco, Inc.*	16,270	1,188,686
Group 1 Automotive, Inc.	51,106	3,629,548
Haverty Furniture Cos., Inc.	1,461	45,729
hhgregg, Inc.*	960	13,411
Hibbett Sports, Inc.*	1,921	129,110
Jos. A. Bank Clothiers, Inc.*	24,062	1,316,913
Kirkland’s, Inc.*	1,006	23,812
Lithia Motors, Inc., Class A	1,640	113,849
Lumber Liquidators Holdings, Inc.*	2,031	208,970
MarineMax, Inc.*	1,690	27,175
Mattress Firm Holding Corp.*	999	42,997
Men’s Wearhouse, Inc.	81,504	4,163,224
Monro Muffler Brake, Inc.	2,313	130,361
New York & Co., Inc.*	2,296	10,034
Office Depot, Inc.*	35,468	187,626
Pacific Sunwear of California, Inc.*	3,660	12,224
Penske Automotive Group, Inc.	3,120	147,139
PEP Boys-Manny, Moe & Jack*	145,927	1,771,554
Pier 1 Imports, Inc.	27,005	623,275
RadioShack Corp.*	7,619	19,809
Rent-A-Center, Inc.	3,945	131,526

Restoration Hardware Holdings, Inc.*	1,308	$88,028
Sears Hometown and Outlet Stores, Inc.*	649	16,550
Select Comfort Corp.*	4,120	86,891
Shoe Carnival, Inc.	1,100	31,911
Sonic Automotive, Inc., Class A	2,875	70,380
Stage Stores, Inc.	2,406	53,461
Stein Mart, Inc.	2,032	27,330
Systemax, Inc.*	773	8,696
Tile Shop Holdings, Inc.*	1,343	24,268
Tilly’s, Inc., Class A*	785	8,988
Trans World Entertainment Corp.*	809	3,576
Vitamin Shoppe, Inc.*	2,243	116,658
West Marine, Inc.*	76,761	1,092,309
Wet Seal, Inc., Class A*	6,742	18,406
Winmark Corp.	161	14,912
Zale Corp.*	2,400	37,848
Zumiez, Inc.*	1,553	40,378

		24,088,153

Textiles, Apparel & Luxury Goods (0.4%)
American Apparel, Inc.*	4,596	5,653
Columbia Sportswear Co.	953	75,049
Crocs, Inc.*	6,510	103,639
Culp, Inc.	632	12,924
Fifth & Pacific Cos., Inc.*	8,860	284,140
G-III Apparel Group Ltd.*	1,239	91,426
Iconix Brand Group, Inc.*	3,810	151,257
Jones Group, Inc.	5,907	88,369
Movado Group, Inc.	1,305	57,433
Oxford Industries, Inc.	994	80,186
Perry Ellis International, Inc.*	892	14,085
Quiksilver, Inc.*	9,794	85,893
R.G. Barry Corp.	710	13,703
Skechers U.S.A., Inc., Class A*	2,857	94,652
Steven Madden Ltd.*	4,443	162,569
Tumi Holdings, Inc.*	3,535	79,714
Unifi, Inc.*	1,083	29,501
Vera Bradley, Inc.*	1,596	38,368
Vince Holding Corp.*	849	26,039
Wolverine World Wide, Inc.	7,413	251,746

		1,746,346

Total Consumer Discretionary		65,381,133

Consumer Staples (1.2%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	610	147,492
Coca-Cola Bottling Co. Consolidated	340	24,885
Craft Brew Alliance, Inc.*	819	13,448
National Beverage Corp.*	815	16,430

		202,255

Food & Staples Retailing (0.4%)
Andersons, Inc.	1,382	123,233
Arden Group, Inc., Class A	91	11,512
Casey’s General Stores, Inc.	2,829	198,737
Chefs’ Warehouse, Inc.*	1,182	34,467
Fairway Group Holdings Corp.*	1,204	21,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Harris Teeter Supermarkets, Inc.	3,652	$180,226
Ingles Markets, Inc., Class A	846	22,927
Natural Grocers by Vitamin Cottage, Inc.*	675	28,654
Pantry, Inc.*	1,752	29,399
PriceSmart, Inc.	1,392	160,832
Rite Aid Corp.*	53,945	272,962
Roundy’s, Inc.	1,904	18,773
Spartan Stores, Inc.	2,709	65,774
SUPERVALU, Inc.*	14,999	109,343
Susser Holdings Corp.*	1,331	87,167
United Natural Foods, Inc.*	3,645	274,796
Village Super Market, Inc., Class A	476	14,761
Weis Markets, Inc.	810	42,574

		1,697,953

Food Products (0.5%)
Alico, Inc.	227	8,823
Annie’s, Inc.*	1,016	43,729
B&G Foods, Inc.	3,912	132,656
Boulder Brands, Inc.*	4,401	69,800
Calavo Growers, Inc.	901	27,264
Cal-Maine Foods, Inc.	1,101	66,313
Chiquita Brands International, Inc.*	3,424	40,061
Darling International, Inc.*	11,687	244,025
Diamond Foods, Inc.*	1,643	42,455
Farmer Bros Co.*	476	11,072
Fresh Del Monte Produce, Inc.	2,798	79,183
Griffin Land & Nurseries, Inc.	178	5,942
Hain Celestial Group, Inc.*	2,839	257,724
Inventure Foods, Inc.*	1,108	14,692
J&J Snack Foods Corp.	1,107	98,069
John B. Sanfilippo & Son, Inc.	614	15,153
Lancaster Colony Corp.	1,373	121,030
Lifeway Foods, Inc.	312	4,986
Limoneira Co.	735	19,544
Omega Protein Corp.*	1,506	18,509
Pilgrim’s Pride Corp.*	4,484	72,865
Post Holdings, Inc.*	2,415	118,987
Sanderson Farms, Inc.	1,703	123,178
Seaboard Corp.*	22	61,489
Seneca Foods Corp., Class A*	449	14,319
Snyders-Lance, Inc.	3,517	101,008
Tootsie Roll Industries, Inc.	1,455	47,346
TreeHouse Foods, Inc.*	2,680	184,706

		2,044,928

Household Products (0.1%)
Central Garden & Pet Co., Class A*	3,038	20,506
Harbinger Group, Inc.*	2,403	28,476
Oil-Dri Corp. of America	235	8,892
Orchids Paper Products Co.	428	14,055
Spectrum Brands Holdings, Inc.	1,592	112,316
WD-40 Co.	1,151	85,957

		270,202

Personal Products (0.1%)
Elizabeth Arden, Inc.*	1,898	67,284
Female Health Co.	1,627	13,829

Inter Parfums, Inc.	1,212	$43,402
Lifevantage Corp.*	7,690	12,689
Medifast, Inc.*	1,002	26,182
Nature’s Sunshine Products, Inc.	846	14,653
Nutraceutical International Corp.*	635	17,005
Prestige Brands Holdings, Inc.*	3,782	135,396
Revlon, Inc., Class A*	813	20,292
Star Scientific, Inc.*	11,826	13,718
Synutra International, Inc.*	1,233	10,949
USANA Health Sciences, Inc.*	446	33,709

		409,108

Tobacco (0.0%)
Alliance One International, Inc.*	6,677	20,365
Universal Corp.	1,721	93,967
Vector Group Ltd.	4,671	76,464

		190,796

Total Consumer Staples		4,815,242

Energy (7.0%)
Energy Equipment & Services (5.4%)
Atwood Oceanics, Inc.*	42,500	2,269,075
Basic Energy Services, Inc.*	2,196	34,653
Bolt Technology Corp.	433	9,530
Bristow Group, Inc.	50,679	3,803,966
C&J Energy Services, Inc.*	3,342	77,200
Cal Dive International, Inc.*	7,401	14,876
CARBO Ceramics, Inc.	1,466	170,833
Dawson Geophysical Co.*	584	19,751
Era Group, Inc.*	1,488	45,920
Exterran Holdings, Inc.*	4,257	145,589
Forum Energy Technologies, Inc.*	2,920	82,519
Geospace Technologies Corp.*	954	90,468
Global Geophysical Services, Inc.*	1,779	2,864
Gulf Island Fabrication, Inc.	1,086	25,217
Gulfmark Offshore, Inc., Class A	1,983	93,459
Helix Energy Solutions Group, Inc.*	107,826	2,499,407
Hercules Offshore, Inc.*	11,796	77,028
Hornbeck Offshore Services, Inc.*	2,650	130,459
ION Geophysical Corp.*	9,820	32,406
Key Energy Services, Inc.*	11,277	89,088
Matrix Service Co.*	1,931	47,252
Mitcham Industries, Inc.*	983	17,409
Natural Gas Services Group, Inc.*	825	22,745
Newpark Resources, Inc.*	6,389	78,521
Nuverra Environmental Solutions, Inc.*	1,087	18,251
Oil States International, Inc.*	27,600	2,807,472
Parker Drilling Co.*	8,824	71,739
PHI, Inc. (Non-Voting)*	929	40,319
Pioneer Energy Services Corp.*	4,576	36,654
RigNet, Inc.*	881	42,226
Rowan Cos., plc, Class A*	70,000	2,475,200
SEACOR Holdings, Inc.*	1,489	135,797
Tesco Corp.*	2,227	44,050
TETRA Technologies, Inc.*	5,799	71,676
TGC Industries, Inc.*	1,298	9,475
Tidewater, Inc.	50,000	2,963,500
Unit Corp.*	62,500	3,226,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Vantage Drilling Co.*	14,736	$27,114
Willbros Group, Inc.*	3,056	28,787

		21,878,745

Oil, Gas & Consumable Fuels (1.6%)
Abraxas Petroleum Corp.*	5,885	19,303
Adams Resources & Energy, Inc.	150	10,275
Alon USA Energy, Inc.	1,713	28,333
Alpha Natural Resources, Inc.*	16,284	116,268
Amyris, Inc.*	1,790	9,469
Apco Oil and Gas International, Inc.*	672	10,477
Approach Resources, Inc.*	2,572	49,614
Arch Coal, Inc.	15,635	69,576
Athlon Energy, Inc.*	1,328	40,172
Bill Barrett Corp.*	3,599	96,381
Bonanza Creek Energy, Inc.*	2,173	94,460
BPZ Resources, Inc.*	8,368	15,230
Callon Petroleum Co.*	3,066	20,021
Carrizo Oil & Gas, Inc.*	3,355	150,203
Clayton Williams Energy, Inc.*	431	35,321
Clean Energy Fuels Corp.*	5,021	64,671
Cloud Peak Energy, Inc.*	4,493	80,874
Comstock Resources, Inc.	3,559	65,094
Contango Oil & Gas Co.*	1,093	51,655
Crosstex Energy, Inc.	3,514	127,066
Delek U.S. Holdings, Inc.	2,741	94,318
Diamondback Energy, Inc.*	1,443	76,277
Emerald Oil, Inc.*	4,023	30,816
Endeavour International Corp.*	3,641	19,115
Energen Corp.	26,500	1,874,875
Energy XXI Bermuda Ltd.	5,858	158,518
EPL Oil & Gas, Inc.*	2,204	62,814
Equal Energy Ltd.	2,755	14,712
Evolution Petroleum Corp.	1,261	15,561
EXCO Resources, Inc.	9,991	53,052
Forest Oil Corp.*	9,030	32,598
Frontline Ltd.*	3,876	14,496
FX Energy, Inc.*	4,016	14,699
GasLog Ltd.	1,936	33,086
Gastar Exploration, Inc.*	4,014	27,777
Goodrich Petroleum Corp.*	2,270	38,635
Green Plains Renewable Energy, Inc.	1,868	36,221
Halcon Resources Corp.*	17,082	65,937
Hallador Energy Co.	674	5,432
Isramco, Inc.*	66	8,385
Jones Energy, Inc., Class A*	779	11,280
KiOR, Inc., Class A*	3,457	5,808
Knightsbridge Tankers Ltd.	2,028	18,637
Kodiak Oil & Gas Corp.*	19,609	219,817
L&L Energy, Inc.*†(b)	2,384	4,005
Magnum Hunter Resources Corp.*	12,693	92,786
Matador Resources Co.*	4,297	80,096
Midstates Petroleum Co., Inc.*	2,374	15,716
Miller Energy Resources, Inc.*	2,185	15,382
Nordic American Tankers Ltd.	5,060	49,082
Northern Oil and Gas, Inc.*	4,709	70,965
Panhandle Oil and Gas, Inc., Class A	540	18,041

PDC Energy, Inc.*	2,627	$139,809
Penn Virginia Corp.*	4,073	38,408
PetroQuest Energy, Inc.*	4,406	19,034
Quicksilver Resources, Inc.*	9,377	28,787
Renewable Energy Group, Inc.*	1,597	18,302
Rentech, Inc.*	16,615	29,076
Resolute Energy Corp.*	4,985	45,015
REX American Resources Corp.*	396	17,705
Rex Energy Corp.*	3,336	65,753
Rosetta Resources, Inc.*	4,511	216,708
Sanchez Energy Corp.*	2,810	68,873
Scorpio Tankers, Inc.	13,712	161,665
SemGroup Corp., Class A	3,104	202,474
Ship Finance International Ltd.	4,147	67,928
Solazyme, Inc.*	3,525	38,387
Stone Energy Corp.*	3,689	127,603
Swift Energy Co.*	3,194	43,119
Synergy Resources Corp.*	3,751	34,734
Targa Resources Corp.	2,437	214,870
Teekay Tankers Ltd., Class A	4,837	19,009
Triangle Petroleum Corp.*	5,023	41,791
Uranium Energy Corp.*	6,604	13,208
Ur-Energy, Inc.*	9,644	13,309
VAALCO Energy, Inc.*	4,272	29,434
W&T Offshore, Inc.	2,563	41,008
Warren Resources, Inc.*	5,544	17,408
Western Refining, Inc.	4,001	169,682
Westmoreland Coal Co.*	880	16,975
ZaZa Energy Corp.*	3,569	3,411

		6,376,887

Total Energy		28,255,632

Financials (13.6%)
Capital Markets (0.9%)
Apollo Investment Corp.	16,613	140,878
Arlington Asset Investment Corp., Class A	1,142	30,137
BGC Partners, Inc., Class A	9,413	57,043
BlackRock Kelso Capital Corp.	5,482	51,147
Calamos Asset Management, Inc., Class A	1,509	17,867
Capital Southwest Corp.	992	34,591
Capitala Finance Corp.	295	5,871
CIFC Corp.	553	4,302
Cohen & Steers, Inc.	1,393	55,804
Cowen Group, Inc., Class A*	7,191	28,117
Diamond Hill Investment Group, Inc.	210	24,851
Evercore Partners, Inc., Class A	2,338	139,766
FBR & Co.*	665	17,543
Fidus Investment Corp.	1,000	21,740
Fifth Street Finance Corp.	10,116	93,573
Financial Engines, Inc.	3,614	251,101
Firsthand Technology Value Fund, Inc.	668	15,478
FXCM, Inc., Class A	2,711	48,364
GAMCO Investors, Inc., Class A	445	38,702
Garrison Capital, Inc.	467	6,482
GFI Group, Inc.	5,109	19,976
Gladstone Capital Corp.	1,628	15,629
Gladstone Investment Corp.	1,916	15,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Golub Capital BDC, Inc.	2,785	$53,221
Greenhill & Co., Inc.	2,084	120,747
GSV Capital Corp.*	1,374	16,612
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,065	14,867
Hercules Technology Growth Capital, Inc.	4,557	74,735
HFF, Inc., Class A*	2,450	65,783
Horizon Technology Finance Corp.	675	9,592
ICG Group, Inc.*	2,799	52,145
INTL FCStone, Inc.*	1,016	18,837
Investment Technology Group, Inc.*	2,749	56,519
Janus Capital Group, Inc.	11,028	136,416
JMP Group, Inc.	1,142	8,451
KCAP Financial, Inc.	2,085	16,826
KCG Holdings, Inc., Class A*	5,244	62,718
Ladenburg Thalmann Financial Services, Inc.*	7,595	23,772
Main Street Capital Corp.	2,890	94,474
Manning & Napier, Inc.	1,005	17,738
Marcus & Millichap, Inc.*	510	7,599
MCG Capital Corp.	5,271	23,192
Medallion Financial Corp.	1,463	20,994
Medley Capital Corp.	2,977	41,231
MVC Capital, Inc.	1,668	22,518
New Mountain Finance Corp.	3,336	50,173
NGP Capital Resources Co.	1,610	12,027
Oppenheimer Holdings, Inc., Class A	705	17,470
PennantPark Floating Rate Capital Ltd.	1,066	14,636
PennantPark Investment Corp.	4,928	57,165
Piper Jaffray Cos., Inc.*	1,189	47,025
Prospect Capital Corp.	20,566	230,751
Pzena Investment Management, Inc., Class A	874	10,278
RCS Capital Corp., Class A	88	1,615
Safeguard Scientifics, Inc.*	1,593	32,003
Silvercrest Asset Management Group, Inc., Class A	300	5,115
Solar Capital Ltd.	3,325	74,979
Solar Senior Capital Ltd.	850	15,487
Stellus Capital Investment Corp.	856	12,797
Stifel Financial Corp.*	4,696	225,032
SWS Group, Inc.*	2,221	13,504
TCP Capital Corp.	2,624	44,031
THL Credit, Inc.	2,503	41,274
TICC Capital Corp.	3,906	40,388
Triangle Capital Corp.	2,043	56,489
Virtus Investment Partners, Inc.*	500	100,025
Walter Investment Management Corp.*	2,724	96,321
Westwood Holdings Group, Inc.	513	31,760
WhiteHorse Finance, Inc.	483	7,298
WisdomTree Investments, Inc.*	7,427	131,532

		3,462,567

Commercial Banks (3.0%)
1st Source Corp.	1,118	35,709
1st United Bancorp, Inc./Florida	2,318	17,640

Access National Corp.	518	$7,744
American National Bankshares, Inc.	605	15,881
Ameris Bancorp*	1,766	37,280
Ames National Corp.	705	15,785
Arrow Financial Corp.	669	17,769
BancFirst Corp.	516	28,927
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,160	60,523
Bancorp, Inc./Delaware*	2,429	43,503
BancorpSouth, Inc.	7,034	178,804
Bank of Kentucky Financial Corp.	466	17,195
Bank of Marin Bancorp/California	425	18,441
Bank of the Ozarks, Inc.	2,301	130,214
Banner Corp.	1,436	64,361
Bar Harbor Bankshares	298	11,917
BBCN Bancorp, Inc.	5,836	96,819
BNC Bancorp	1,347	23,088
Boston Private Financial Holdings, Inc.	5,893	74,370
Bridge Bancorp, Inc.	743	19,318
Bridge Capital Holdings*	746	15,323
Bryn Mawr Bank Corp.	1,028	31,025
C&F Financial Corp.	245	11,189
Camden National Corp.	561	23,685
Capital Bank Financial Corp., Class A*	1,733	39,426
Capital City Bank Group, Inc.*	956	11,252
Cardinal Financial Corp.	2,242	40,356
Cascade Bancorp*	478	2,500
Cathay General Bancorp	5,826	155,729
Center Bancorp, Inc.	867	16,265
Centerstate Banks, Inc.	2,204	22,371
Central Pacific Financial Corp.	1,610	32,329
Century Bancorp, Inc./Massachusetts, Class A	259	8,612
Chemical Financial Corp.	51,547	1,632,493
Chemung Financial Corp.	280	9,568
Citizens & Northern Corp.	941	19,413
City Holding Co.	1,162	53,835
CNB Financial Corp./Pennsylvania	992	18,848
CoBiz Financial, Inc.	2,581	30,869
Columbia Banking System, Inc.	3,773	103,795
Community Bank System, Inc.	2,958	117,373
Community Trust Bancorp, Inc.	1,040	46,966
CommunityOne Bancorp*	832	10,608
ConnectOne Bancorp, Inc.*	138	5,469
CU Bancorp*	749	13,093
Customers Bancorp, Inc.*	1,520	31,099
CVB Financial Corp.	6,795	115,991
Eagle Bancorp, Inc.*	1,653	50,631
Enterprise Bancorp, Inc./Massachusetts	580	12,279
Enterprise Financial Services Corp.	1,449	29,589
F.N.B. Corp./Pennsylvania	11,158	140,814
Farmers Capital Bank Corp.*	596	12,963
Fidelity Southern Corp.	1,071	17,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Financial Institutions, Inc.	1,007	$24,883
First Bancorp, Inc./Maine	761	13,257
First Bancorp/North Carolina	1,453	24,149
First BanCorp/Puerto Rico*	5,312	32,881
First Busey Corp.	5,539	32,126
First Commonwealth Financial Corp.	7,243	63,883
First Community Bancshares, Inc./Virginia	1,245	20,791
First Connecticut Bancorp, Inc./Connecticut	1,248	20,118
First Financial Bancorp	4,284	74,670
First Financial Bankshares, Inc.	2,333	154,725
First Financial Corp./Indiana	831	30,381
First Financial Holdings, Inc.	1,777	118,188
First Interstate Bancsystem, Inc.	1,292	36,654
First Merchants Corp.	2,581	58,744
First Midwest Bancorp, Inc./Illinois	5,542	97,151
First NBC Bank Holding Co.*	335	10,820
First of Long Island Corp.	586	25,122
First Security Group, Inc./Tennessee*	4,980	11,454
FirstMerit Corp.	12,253	272,384
Flushing Financial Corp.	2,286	47,320
German American Bancorp, Inc.	934	26,619
Glacier Bancorp, Inc.	5,325	158,632
Great Southern Bancorp, Inc.	751	22,838
Guaranty Bancorp	1,139	16,003
Hampton Roads Bankshares, Inc.*	2,564	4,487
Hancock Holding Co.	6,269	229,947
Hanmi Financial Corp.	2,333	51,069
Heartland Financial USA, Inc.	1,097	31,583
Heritage Commerce Corp.	1,488	12,261
Heritage Financial Corp./Washington	1,097	18,770
Heritage Oaks Bancorp*	1,490	11,175
Home BancShares, Inc./Arkansas	3,345	124,936
Home Federal Bancorp, Inc./Idaho	1,106	16,479
HomeTrust Bancshares, Inc.*	1,582	25,296
Horizon Bancorp/Indiana	626	15,857
Hudson Valley Holding Corp.	1,201	24,440
IBERIABANK Corp.	2,193	137,830
Independent Bank Corp./Massachusetts	1,740	68,191
Independent Bank Group, Inc.	270	13,408
International Bancshares Corp.	3,945	104,109
Intervest Bancshares Corp., Class A*	1,416	10,634
Investors Bancorp, Inc.	3,731	95,439
Lakeland Bancorp, Inc.	2,684	33,201
Lakeland Financial Corp.	1,218	47,502
LCNB Corp.	471	8,417
Macatawa Bank Corp.*	1,878	9,390
MainSource Financial Group, Inc.	1,496	26,973
MB Financial, Inc.	4,049	129,932
Mercantile Bank Corp.	663	14,308
Merchants Bancshares, Inc.	432	14,472
Metro Bancorp, Inc.*	1,026	22,100
MetroCorp Bancshares, Inc.	1,240	18,687

Middleburg Financial Corp.	370	$6,675
MidSouth Bancorp, Inc.	618	11,037
MidWestOne Financial Group, Inc.	521	14,171
National Bank Holdings Corp., Class A	3,353	71,754
National Bankshares, Inc./Virginia	502	18,519
National Penn Bancshares, Inc.	8,650	98,004
NBT Bancorp, Inc.	3,240	83,916
NewBridge Bancorp*	1,796	13,470
Northrim BanCorp, Inc.	483	12,674
OFG Bancorp	67,373	1,168,248
Old National Bancorp/Indiana	7,494	115,183
OmniAmerican Bancorp, Inc.*	842	18,002
Pacific Continental Corp.	1,298	20,690
Pacific Premier Bancorp, Inc.*	1,224	19,266
PacWest Bancorp	2,801	118,258
Palmetto Bancshares, Inc.*	349	4,523
Park National Corp.	852	72,480
Park Sterling Corp.	3,308	23,619
Peapack-Gladstone Financial Corp.	667	12,740
Penns Woods Bancorp, Inc.	342	17,442
Peoples Bancorp, Inc./Ohio	14,949	336,502
Pinnacle Financial Partners, Inc.	2,587	84,155
Preferred Bank/California*	907	18,185
PrivateBancorp, Inc.	4,794	138,690
Prosperity Bancshares, Inc.	4,455	282,402
Renasant Corp.	2,263	71,194
Republic Bancorp, Inc./Kentucky, Class A	742	18,209
S&T Bancorp, Inc.	2,201	55,707
Sandy Spring Bancorp, Inc.	1,846	52,039
Seacoast Banking Corp. of Florida*	1,194	14,567
Sierra Bancorp	944	15,189
Simmons First National Corp., Class A	1,222	45,397
Southside Bancshares, Inc.	1,324	36,198
Southwest Bancorp, Inc./Oklahoma*	1,436	22,861
State Bank Financial Corp.	2,358	42,892
StellarOne Corp.	1,681	40,462
Sterling Financial Corp./Washington	2,507	85,439
Suffolk Bancorp*	899	18,699
Sun Bancorp, Inc./New Jersey*	3,105	10,930
Susquehanna Bancshares, Inc.	13,772	176,832
SY Bancorp, Inc.	1,027	32,782
Taylor Capital Group, Inc.*	1,273	33,836
Texas Capital Bancshares, Inc.*	3,014	187,471
Tompkins Financial Corp.	1,071	55,039
TowneBank/Virginia	1,922	29,580
Trico Bancshares	1,188	33,704
Tristate Capital Holdings, Inc.*	519	6,155
Trustmark Corp.	4,966	133,287
UMB Financial Corp.	2,637	169,506
Umpqua Holdings Corp.	8,271	158,307
Union First Market Bankshares Corp.	1,497	37,141

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

United Bankshares, Inc./West Virginia	3,289	$103,439
United Community Banks, Inc./Georgia*	3,183	56,498
Univest Corp. of Pennsylvania	1,239	25,623
VantageSouth Bancshares, Inc.*	929	4,896
ViewPoint Financial Group, Inc.	2,954	81,087
Virginia Commerce Bancorp, Inc.*	1,992	33,844
Washington Banking Co.	1,127	19,982
Washington Trust Bancorp, Inc.	1,073	39,937
Webster Financial Corp.	6,665	207,815
WesBanco, Inc.	1,918	61,376
West Bancorp, Inc.	1,120	17,718
Westamerica Bancorp	1,996	112,694
Western Alliance Bancorp*	5,474	130,610
Wilshire Bancorp, Inc.	4,819	52,672
Wintrust Financial Corp.	2,734	126,092
Yadkin Financial Corp.*	1,052	17,926

		11,969,758

Consumer Finance (0.2%)
Cash America International, Inc.	2,107	80,698
Consumer Portfolio Services, Inc.*	1,364	12,808
Credit Acceptance Corp.*	525	68,245
DFC Global Corp.*	2,938	33,640
Encore Capital Group, Inc.*	1,848	92,881
EZCORP, Inc., Class A*	3,770	44,071
First Cash Financial Services, Inc.*	2,157	133,389
First Marblehead Corp.*	729	5,387
Green Dot Corp., Class A*	1,908	47,986
Imperial Holdings, Inc.*	1,379	9,019
JGWPT Holdings, Inc., Class A*	721	12,538
Nelnet, Inc., Class A	1,688	71,133
Nicholas Financial, Inc.	766	12,057
Portfolio Recovery Associates, Inc.*	3,748	198,044
Regional Management Corp.*	396	13,436
Springleaf Holdings, Inc.*	1,790	45,251
World Acceptance Corp.*	640	56,019

		936,602

Diversified Financial Services (0.1%)
California First National Bancorp	171	2,582
Gain Capital Holdings, Inc.	808	6,068
MarketAxess Holdings, Inc.	2,774	185,497
Marlin Business Services Corp.	617	15,549
NewStar Financial, Inc.*	1,939	34,456
PHH Corp.*	4,216	102,660
PICO Holdings, Inc.*	1,675	38,709
Resource America, Inc., Class A	977	9,145

		394,666

Insurance (6.2%)
Ambac Financial Group, Inc.*	3,332	81,834
American Equity Investment Life Holding Co.	4,729	124,751
AMERISAFE, Inc.	1,286	54,321
Amtrust Financial Services, Inc.	2,297	75,089

Argo Group International Holdings Ltd.	2,006	$93,259
Arthur J. Gallagher & Co.	29,000	1,360,970
Aspen Insurance Holdings Ltd.	52,000	2,148,120
Assurant, Inc.	6,625	439,701
Baldwin & Lyons, Inc., Class B	699	19,097
Blue Capital Reinsurance Holdings Ltd.*	462	8,487
Citizens, Inc./Texas*	3,192	27,930
CNO Financial Group, Inc.	16,409	290,275
Crawford & Co., Class B	1,879	17,362
Donegal Group, Inc., Class A	592	9,413
Eastern Insurance Holdings, Inc.	466	11,412
eHealth, Inc.*	1,362	63,319
EMC Insurance Group, Inc.	327	10,013
Employers Holdings, Inc.	2,294	72,605
Enstar Group Ltd.*	704	97,793
FBL Financial Group, Inc., Class A	654	29,293
First American Financial Corp.	7,994	225,431
Fortegra Financial Corp.*	395	3,267
Global Indemnity plc*	651	16,470
Greenlight Capital Reinsurance Ltd., Class A*	2,087	70,353
Hallmark Financial Services, Inc.*	1,039	9,232
Hanover Insurance Group, Inc.	42,800	2,555,588
HCC Insurance Holdings, Inc.	22,600	1,042,764
HCI Group, Inc.	692	37,022
Health Insurance Innovations, Inc., Class A*	267	2,699
Hilltop Holdings, Inc.*	4,586	106,074
Horace Mann Educators Corp.	2,933	92,507
Independence Holding Co.	634	8,553
Infinity Property & Casualty Corp.	851	61,059
Investors Title Co.	97	7,855
Kansas City Life Insurance Co.	305	14,561
Maiden Holdings Ltd.	3,690	40,332
Meadowbrook Insurance Group, Inc.	3,600	25,056
Montpelier Reinsurance Holdings Ltd.	70,200	2,042,820
National Interstate Corp.	508	11,684
National Western Life Insurance Co., Class A	159	35,544
Navigators Group, Inc.*	765	48,317
Old Republic International Corp.	160,000	2,763,200
OneBeacon Insurance Group Ltd., Class A	1,668	26,388
Phoenix Cos., Inc.*	428	26,279
Platinum Underwriters Holdings Ltd.	2,164	132,610
Primerica, Inc.	4,209	180,608
Protective Life Corp.	74,000	3,748,840
RLI Corp.	1,575	153,373
Safety Insurance Group, Inc.	955	53,766
Selective Insurance Group, Inc.	4,104	111,054
StanCorp Financial Group, Inc.	57,000	3,776,250
State Auto Financial Corp.	1,080	22,939
Stewart Information Services Corp.	1,574	50,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Symetra Financial Corp.	6,010	$113,950
Third Point Reinsurance Ltd.*	1,902	35,244
Tower Group International Ltd.	4,454	15,054
United Fire Group, Inc.	1,520	43,563
Universal Insurance Holdings, Inc.	1,939	28,077
Validus Holdings Ltd.	50,000	2,014,500

		24,788,720

Real Estate Investment Trusts (REITs) (2.2%)
Acadia Realty Trust (REIT)	4,078	101,257
AG Mortgage Investment Trust, Inc. (REIT)	2,083	32,578
Agree Realty Corp. (REIT)	1,023	29,687
Alexander’s, Inc. (REIT)	156	51,480
American Assets Trust, Inc. (REIT)	2,484	78,072
American Capital Mortgage Investment Corp. (REIT)	3,942	68,827
American Realty Capital Properties, Inc. (REIT)	11,408	146,707
American Residential Properties, Inc. (REIT)*	997	17,109
AmREIT, Inc. (REIT)	1,450	24,360
Anworth Mortgage Asset Corp. (REIT)	10,794	45,443
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,764	44,915
Apollo Residential Mortgage, Inc. (REIT)	2,353	34,777
Ares Commercial Real Estate Corp. (REIT)	1,593	20,868
Armada Hoffler Properties, Inc. (REIT)	1,506	13,976
ARMOUR Residential REIT, Inc. (REIT)	27,704	111,093
Ashford Hospitality Prime, Inc. (REIT)	947	17,235
Ashford Hospitality Trust, Inc. (REIT)	4,532	37,525
Associated Estates Realty Corp. (REIT)	4,262	68,405
Aviv REIT, Inc. (REIT)	854	20,240
Campus Crest Communities, Inc. (REIT)	4,785	45,027
Capstead Mortgage Corp. (REIT)	7,108	85,865
Cedar Realty Trust, Inc. (REIT)	5,285	33,084
Chambers Street Properties (REIT)	17,497	133,852
Chatham Lodging Trust (REIT)	1,855	37,935
Chesapeake Lodging Trust (REIT)	3,595	90,918
Colony Financial, Inc. (REIT)	5,650	114,638
CoreSite Realty Corp. (REIT)	1,535	49,412
Cousins Properties, Inc. (REIT)	12,449	128,225
CubeSmart (REIT)	9,851	157,025
CyrusOne, Inc. (REIT)	1,413	31,552
CYS Investments, Inc. (REIT)	12,924	95,767
DCT Industrial Trust, Inc. (REIT)	21,516	153,409
DiamondRock Hospitality Co. (REIT)	14,459	167,001
DuPont Fabros Technology, Inc. (REIT)	4,625	$114,284
Dynex Capital, Inc. (REIT)	4,080	32,640

EastGroup Properties, Inc. (REIT)	2,241	129,821
Education Realty Trust, Inc. (REIT)	8,443	74,467
Ellington Residential Mortgage REIT (REIT)	503	7,736
Empire State Realty Trust, Inc. (REIT), Class A	6,086	93,116
EPR Properties (REIT)	3,823	187,939
Equity One, Inc. (REIT)	4,458	100,038
Excel Trust, Inc. (REIT)	3,542	40,343
FelCor Lodging Trust, Inc. (REIT)*	9,163	74,770
First Industrial Realty Trust, Inc. (REIT)	7,942	138,588
First Potomac Realty Trust (REIT)	4,353	50,625
Franklin Street Properties Corp. (REIT)	6,688	79,922
GEO Group, Inc. (REIT)	5,296	170,637
Getty Realty Corp. (REIT)	1,910	35,087
Gladstone Commercial Corp. (REIT)	1,014	18,222
Glimcher Realty Trust (REIT)	10,684	100,002
Government Properties Income Trust (REIT)	4,038	100,344
Gramercy Property Trust, Inc. (REIT)*	4,406	25,334
Healthcare Realty Trust, Inc. (REIT)	7,097	151,237
Hersha Hospitality Trust (REIT)	14,987	83,478
Highwoods Properties, Inc. (REIT)	6,648	240,458
Hudson Pacific Properties, Inc. (REIT)	3,202	70,028
Inland Real Estate Corp. (REIT)	6,345	66,749
Invesco Mortgage Capital, Inc. (REIT)	10,035	147,314
Investors Real Estate Trust (REIT)	7,492	64,281
iStar Financial, Inc. (REIT)*	6,269	89,459
JAVELIN Mortgage Investment Corp. (REIT)	1,013	14,111
Kite Realty Group Trust (REIT)	9,651	63,407
LaSalle Hotel Properties (REIT)	7,685	237,159
Lexington Realty Trust (REIT)	12,991	132,638
LTC Properties, Inc. (REIT)	2,581	91,342
Medical Properties Trust, Inc. (REIT)	11,970	146,273
Monmouth Real Estate Investment Corp. (REIT), Class A	3,280	29,815
National Health Investors, Inc. (REIT)	2,155	120,895
New Residential Investment Corp. (REIT)	18,741	125,190
New York Mortgage Trust, Inc. (REIT)	4,736	33,105
NorthStar Realty Finance Corp. (REIT)	21,404	287,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

One Liberty Properties, Inc. (REIT)	878	$17,674
Parkway Properties, Inc./Maryland (REIT)	4,078	78,670
Pebblebrook Hotel Trust (REIT)	4,541	139,681
Pennsylvania Real Estate Investment Trust (REIT)	5,023	95,337
PennyMac Mortgage Investment Trust (REIT)	4,987	114,502
Physicians Realty Trust (REIT)	1,486	18,932
Potlatch Corp. (REIT)	2,998	125,137
PS Business Parks, Inc. (REIT)	1,401	107,064
QTS Realty Trust, Inc. (REIT), Class A	1,041	25,796
RAIT Financial Trust (REIT)	5,154	46,231
Ramco-Gershenson Properties Trust (REIT)	4,917	77,394
Redwood Trust, Inc. (REIT)	6,072	117,615
Resource Capital Corp. (REIT)	9,427	55,902
Retail Opportunity Investments Corp. (REIT)	5,314	78,222
Rexford Industrial Realty, Inc. (REIT)	1,191	15,721
RLJ Lodging Trust (REIT)	9,147	222,455
Rouse Properties, Inc. (REIT)	1,660	36,835
Ryman Hospitality Properties, Inc. (REIT)	3,267	136,495
Sabra Health Care REIT, Inc. (REIT)	2,770	72,408
Saul Centers, Inc. (REIT)	573	27,349
Select Income REIT (REIT)	1,607	42,971
Silver Bay Realty Trust Corp. (REIT)	1,127	18,021
Sovran Self Storage, Inc. (REIT)	2,324	151,455
STAG Industrial, Inc. (REIT)	3,112	63,454
Strategic Hotels & Resorts, Inc. (REIT)*	13,394	126,573
Summit Hotel Properties, Inc. (REIT)	5,902	53,118
Sun Communities, Inc. (REIT)	2,650	112,996
Sunstone Hotel Investors, Inc. (REIT)	13,508	181,007
Terreno Realty Corp. (REIT)	1,856	32,851
UMH Properties, Inc. (REIT)	1,280	12,058
Universal Health Realty Income Trust (REIT)	888	35,573
Urstadt Biddle Properties, Inc. (REIT), Class A	1,862	34,354
Washington Real Estate Investment Trust (REIT)	4,916	114,838
Western Asset Mortgage Capital Corp. (REIT)	1,819	27,067
Whitestone REIT (REIT)	1,493	19,961
Winthrop Realty Trust (REIT)	2,353	26,001
ZAIS Financial Corp. (REIT)	402	6,444

		8,725,164

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.	3,182	132,785
Altisource Residential Corp.	3,102	93,401
AV Homes, Inc.*	734	13,337

Consolidated-Tomoka Land Co.	428	$15,532
Forestar Group, Inc.*	2,559	54,430
Kennedy-Wilson Holdings, Inc.	4,174	92,871
RE/MAX Holdings, Inc., Class A*	857	27,484
Tejon Ranch Co.*	1,021	37,532

		467,372

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	6,525	90,241
Banc of California, Inc.	1,177	15,784
Bank Mutual Corp.	3,382	23,708
BankFinancial Corp.	1,584	14,509
BBX Capital Corp., Class A*	572	8,923
Beneficial Mutual Bancorp, Inc.*	2,441	26,656
Berkshire Hills Bancorp, Inc.	1,852	50,504
BofI Holding, Inc.*	896	70,273
Brookline Bancorp, Inc.	5,194	49,707
Capitol Federal Financial, Inc.	11,003	133,246
Charter Financial Corp./Maryland	1,676	18,050
Clifton Savings Bancorp, Inc.	662	8,474
Dime Community Bancshares, Inc.	2,363	39,982
Doral Financial Corp.*	447	7,000
ESB Financial Corp.	1,014	14,399
ESSA Bancorp, Inc.	632	7,306
Essent Group Ltd.*	1,674	40,276
EverBank Financial Corp.	5,958	109,270
Farmer Mac, Class C	737	25,242
First Defiance Financial Corp.	515	13,375
First Federal Bancshares of Arkansas, Inc.*	269	2,340
First Financial Northwest, Inc.	1,176	12,195
Flagstar Bancorp, Inc.*	1,490	29,234
Fox Chase Bancorp, Inc.	895	15,555
Franklin Financial Corp./Virginia*	804	15,903
Hingham Institution for Savings	92	7,221
Home Bancorp, Inc.*	509	9,595
Home Loan Servicing Solutions Ltd.	5,249	120,570
HomeStreet, Inc.	975	19,500
Kearny Financial Corp.*	1,018	11,839
Meridian Interstate Bancorp, Inc.*	640	14,451
Meta Financial Group, Inc.	434	17,503
MGIC Investment Corp.*	23,956	202,189
NASB Financial, Inc.	301	9,090
Northfield Bancorp, Inc./New Jersey	4,317	56,984
Northwest Bancshares, Inc.	6,941	102,588
OceanFirst Financial Corp.	1,015	17,387
Oritani Financial Corp.	3,363	53,976
PennyMac Financial Services, Inc., Class A*	1,023	17,954
Provident Financial Holdings, Inc.	638	9,570
Provident Financial Services, Inc.	4,415	85,298
Radian Group, Inc.	12,774	180,369
Rockville Financial, Inc.	1,925	27,354
Sterling Bancorp/Delaware	6,174	82,546
Stonegate Mortgage Corp.*	603	9,968
Territorial Bancorp, Inc.	775	17,980
Tree.com, Inc.*	497	16,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

TrustCo Bank Corp./New York	236,192	$1,695,859
United Community Financial Corp./Ohio*	3,602	12,859
United Financial Bancorp, Inc.	1,424	26,899
Walker & Dunlop, Inc.*	1,240	20,051
Waterstone Financial, Inc.*	596	6,616
Westfield Financial, Inc.	1,466	10,936
WSFS Financial Corp.	581	45,045

		3,750,670

Total Financials		54,495,519

Health Care (5.8%)
Biotechnology (1.2%)
ACADIA Pharmaceuticals, Inc.*	5,184	129,548
Acceleron Pharma, Inc.*	474	18,770
Achillion Pharmaceuticals, Inc.*	6,993	23,217
Acorda Therapeutics, Inc.*	3,007	87,804
Aegerion Pharmaceuticals, Inc.*	2,132	151,287
Agios Pharmaceuticals, Inc.*	480	11,496
Alnylam Pharmaceuticals, Inc.*	4,297	276,426
AMAG Pharmaceuticals, Inc.*	1,591	38,614
Amicus Therapeutics, Inc.*	2,556	6,007
Anacor Pharmaceuticals, Inc.*	1,876	31,479
Arena Pharmaceuticals, Inc.*	16,107	94,226
ArQule, Inc.*	4,329	9,307
Array BioPharma, Inc.*	9,056	45,371
AVEO Pharmaceuticals, Inc.*	3,753	6,906
BIND Therapeutics, Inc.*	391	5,900
Biotime, Inc.*	2,736	9,850
Bluebird Bio, Inc.*	470	9,861
Cell Therapeutics, Inc.*	8,988	17,257
Celldex Therapeutics, Inc.*	6,586	159,447
Cellular Dynamics International, Inc.*	232	3,830
Cepheid, Inc.*	4,958	231,638
Chelsea Therapeutics International Ltd.*	5,377	23,820
ChemoCentryx, Inc.*	1,965	11,377
Chimerix, Inc.*	672	10,154
Clovis Oncology, Inc.*	1,325	79,858
Conatus Pharmaceuticals, Inc.*	394	2,541
Coronado Biosciences, Inc.*	2,048	5,386
Curis, Inc.*	6,242	17,602
Cytokinetics, Inc.*	1,894	12,311
Cytori Therapeutics, Inc.*	4,894	12,578
Dendreon Corp.*	11,643	34,813
Durata Therapeutics, Inc.*	973	12,445
Dyax Corp.*	8,929	67,235
Dynavax Technologies Corp.*	19,400	38,024
Emergent Biosolutions, Inc.*	2,042	46,946
Enanta Pharmaceuticals, Inc.*	281	7,666
Enzon Pharmaceuticals, Inc.	2,890	3,352
Epizyme, Inc.*	471	9,797
Esperion Therapeutics, Inc.*	359	4,933
Exact Sciences Corp.*	5,220	61,022
Exelixis, Inc.*	13,594	83,331
Fibrocell Science, Inc.*	1,710	6,943
Five Prime Therapeutics, Inc.*	415	6,968
Foundation Medicine, Inc.*	508	12,101
Galena Biopharma, Inc.*	7,393	36,669
Genomic Health, Inc.*	1,253	36,675

Geron Corp.*	9,661	$45,793
GTx, Inc.*	2,234	3,686
Halozyme Therapeutics, Inc.*	6,577	98,589
Harvard Apparatus Regenerative Technology, Inc.*	462	2,194
Hyperion Therapeutics, Inc.*	597	12,071
Idenix Pharmaceuticals, Inc.*	7,387	44,174
ImmunoGen, Inc.*	6,255	91,761
Immunomedics, Inc.*	5,401	24,845
Infinity Pharmaceuticals, Inc.*	3,542	48,915
Insmed, Inc.*	2,536	43,137
Insys Therapeutics, Inc.*	370	14,323
Intercept Pharmaceuticals, Inc.*	525	35,847
InterMune, Inc.*	6,607	97,321
Intrexon Corp.*	831	19,778
Ironwood Pharmaceuticals, Inc.*	6,886	79,946
Isis Pharmaceuticals, Inc.*	8,303	330,792
KaloBios Pharmaceuticals, Inc.*	881	3,894
Karyopharm Therapeutics, Inc.*	578	13,248
Keryx Biopharmaceuticals, Inc.*	6,049	78,335
KYTHERA Biopharmaceuticals, Inc.*	849	31,625
Lexicon Pharmaceuticals, Inc.*	17,343	31,217
Ligand Pharmaceuticals, Inc., Class B*	1,319	69,379
MacroGenics, Inc.*	425	11,658
MannKind Corp.*	11,008	57,352
MEI Pharma, Inc.*	751	6,016
Merrimack Pharmaceuticals, Inc.*	7,143	38,144
MiMedx Group, Inc.*	6,419	56,102
Momenta Pharmaceuticals, Inc.*	3,497	61,827
Nanosphere, Inc.*	4,069	9,318
Neurocrine Biosciences, Inc.*	4,951	46,242
NewLink Genetics Corp.*	1,271	27,975
Novavax, Inc.*	13,393	68,572
NPS Pharmaceuticals, Inc.*	7,418	225,210
OncoGenex Pharmaceutical, Inc.*	1,172	9,774
OncoMed Pharmaceuticals, Inc.*	275	8,118
Onconova Therapeutics, Inc.*	399	4,581
Ophthotech Corp.*	655	21,189
Opko Health, Inc.*	13,976	117,957
Orexigen Therapeutics, Inc.*	7,339	41,319
Osiris Therapeutics, Inc.*	1,190	19,135
OvaScience, Inc.*	707	6,462
PDL BioPharma, Inc.	10,425	87,987
Peregrine Pharmaceuticals, Inc.*	12,054	16,755
Portola Pharmaceuticals, Inc.*	838	21,578
Progenics Pharmaceuticals, Inc.*	4,323	23,042
Prothena Corp. plc*	1,014	26,891
PTC Therapeutics, Inc.*	738	12,524
Puma Biotechnology, Inc.*	1,639	169,686
Raptor Pharmaceutical Corp.*	4,419	57,535
Receptos, Inc.*	455	13,190
Regulus Therapeutics, Inc.*	829	6,126
Repligen Corp.*	2,322	31,672
Rigel Pharmaceuticals, Inc.*	6,743	19,218
Sangamo BioSciences, Inc.*	4,540	63,061
Sarepta Therapeutics, Inc.*	2,603	53,023
SIGA Technologies, Inc.*	2,945	9,630
Spectrum Pharmaceuticals, Inc.*	4,667	41,303
Stemline Therapeutics, Inc.*	697	13,661
Sunesis Pharmaceuticals, Inc.*	2,465	11,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Synageva BioPharma Corp.*	1,431	$92,614
Synergy Pharmaceuticals, Inc.*	6,146	34,602
Synta Pharmaceuticals Corp.*	3,120	16,349
Targacept, Inc.*	2,077	8,620
Tesaro, Inc.*	995	28,099
Tetraphase Pharmaceuticals, Inc.*	897	12,127
TG Therapeutics, Inc.*	1,248	4,867
Threshold Pharmaceuticals, Inc.*	3,511	16,396
Vanda Pharmaceuticals, Inc.*	2,475	30,715
Verastem, Inc.*	1,329	15,151
Vical, Inc.*	5,872	6,929
XOMA Corp.*	5,397	36,322
ZIOPHARM Oncology, Inc.*	5,209	22,607

		5,074,573

Health Care Equipment & Supplies (2.9%)
Abaxis, Inc.*	1,633	65,353
ABIOMED, Inc.*	2,863	76,557
Accuray, Inc.*	5,473	47,670
Align Technology, Inc.*	5,404	308,839
Alphatec Holdings, Inc.*	4,612	9,270
Analogic Corp.	904	80,058
AngioDynamics, Inc.*	1,786	30,701
Anika Therapeutics, Inc.*	887	33,848
Antares Pharma, Inc.*	8,336	37,345
ArthroCare Corp.*	2,082	83,780
AtriCure, Inc.*	1,549	28,935
Atrion Corp.	115	34,069
Biolase, Inc.*	2,565	7,258
Cantel Medical Corp.	2,424	82,198
Cardiovascular Systems, Inc.*	1,814	62,202
Cerus Corp.*	5,297	34,166
CONMED Corp.	2,048	87,040
CryoLife, Inc.	2,029	22,502
Cutera, Inc.*	1,169	11,900
Cyberonics, Inc.*	2,043	133,837
Cynosure, Inc., Class A*	1,415	37,752
Derma Sciences, Inc.*	1,089	11,783
DexCom, Inc.*	5,225	185,017
Endologix, Inc.*	4,640	80,922
Exactech, Inc.*	551	13,092
GenMark Diagnostics, Inc.*	2,648	35,245
Globus Medical, Inc., Class A*	4,039	81,507
Greatbatch, Inc.*	1,766	78,128
Haemonetics Corp.*	3,772	158,914
HeartWare International, Inc.*	1,208	113,504
Hill-Rom Holdings, Inc.	48,500	2,004,990
ICU Medical, Inc.*	957	60,970
Insulet Corp.*	3,946	146,397
Integra LifeSciences Holdings Corp.*	1,691	80,678
Invacare Corp.	2,360	54,776
LDR Holding Corp.*	425	10,030
Masimo Corp.*	3,602	105,286
Medical Action Industries, Inc.*	1,153	9,870
Meridian Bioscience, Inc.	3,072	81,500
Merit Medical Systems, Inc.*	3,143	49,471
Natus Medical, Inc.*	2,246	50,535
Navidea Biopharmaceuticals, Inc.*	9,042	18,717
Neogen Corp.*	2,657	121,425
NuVasive, Inc.*	3,267	105,622

NxStage Medical, Inc.*	4,413	$44,130
OraSure Technologies, Inc.*	4,119	25,908
Orthofix International N.V.*	1,422	32,450
Oxford Immunotec Global plc*	455	8,818
PhotoMedex, Inc.*	987	12,782
Quidel Corp.*	2,077	64,158
Rockwell Medical, Inc.*	2,900	30,276
RTI Surgical, Inc.*	4,325	15,310
Solta Medical, Inc.*	5,443	16,057
Spectranetics Corp.*	2,983	74,575
STAAR Surgical Co.*	2,720	44,037
STERIS Corp.	64,356	3,092,306
SurModics, Inc.*	1,017	24,805
Symmetry Medical, Inc.*	2,833	28,557
Tandem Diabetes Care, Inc.*	680	17,524
TearLab Corp.*	2,131	19,903
Teleflex, Inc.	25,000	2,346,500
Thoratec Corp.*	4,235	155,001
Tornier N.V.*	1,919	36,058
Unilife Corp.*	7,140	31,416
Utah Medical Products, Inc.	246	14,061
Vascular Solutions, Inc.*	1,203	27,849
Veracyte, Inc.*	373	5,408
Volcano Corp.*	4,026	87,968
West Pharmaceutical Services, Inc.	5,111	250,746
Wright Medical Group, Inc.*	2,982	91,577
Zeltiq Aesthetics, Inc.*	1,308	24,734

		11,596,573

Health Care Providers & Services (0.8%)
Acadia Healthcare Co., Inc.*	2,616	123,815
Accretive Health, Inc.*	4,343	39,782
Addus HomeCare Corp.*	374	8,396
Air Methods Corp.*	2,873	167,582
Alliance HealthCare Services, Inc.*	395	9,772
Almost Family, Inc.*	622	20,109
Amedisys, Inc.*	2,317	33,898
AMN Healthcare Services, Inc.*	3,405	50,053
Amsurg Corp.*	2,363	108,509
Bio-Reference Labs, Inc.*	1,807	46,151
BioScrip, Inc.*	4,303	31,842
Capital Senior Living Corp.*	2,116	50,763
Centene Corp.*	4,019	236,920
Chemed Corp.	1,304	99,912
Chindex International, Inc.*	920	16,036
Corvel Corp.*	846	39,508
Cross Country Healthcare, Inc.*	2,058	20,539
Emeritus Corp.*	2,971	64,263
Ensign Group, Inc.	1,437	63,616
ExamWorks Group, Inc.*	2,235	66,759
Five Star Quality Care, Inc.*	3,153	17,310
Gentiva Health Services, Inc.*	2,299	28,531
Hanger, Inc.*	2,561	100,750
HealthSouth Corp.	6,441	214,614
Healthways, Inc.*	2,526	38,774
IPC The Hospitalist Co., Inc.*	1,239	73,584
Kindred Healthcare, Inc.	3,982	78,605
Landauer, Inc.	701	36,880
LHC Group, Inc.*	917	22,045
Magellan Health Services, Inc.*	1,998	119,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Molina Healthcare, Inc.*	2,090	$72,627
MWI Veterinary Supply, Inc.*	948	161,719
National Healthcare Corp.	795	42,858
National Research Corp., Class A*	700	13,174
Owens & Minor, Inc.	4,675	170,918
PharMerica Corp.*	2,193	47,150
Providence Service Corp.*	804	20,679
Select Medical Holdings Corp.	3,573	41,483
Skilled Healthcare Group, Inc., Class A*	1,638	7,879
Surgical Care Affiliates, Inc.*	831	28,952
Team Health Holdings, Inc.*	5,075	231,166
Triple-S Management Corp., Class B*	1,741	33,845
U.S. Physical Therapy, Inc.	891	31,417
Universal American Corp.	2,777	20,272
USMD Holdings, Inc.*	83	1,669
WellCare Health Plans, Inc.*	3,211	226,119

		3,180,945

Health Care Technology (0.3%)
athenahealth, Inc.*	2,715	365,167
Computer Programs & Systems, Inc.	818	50,561
HealthStream, Inc.*	1,502	49,220
HMS Holdings Corp.*	6,479	147,268
MedAssets, Inc.*	4,499	89,215
Medidata Solutions, Inc.*	4,094	247,974
Merge Healthcare, Inc.*	4,866	11,289
Omnicell, Inc.*	2,545	64,974
Quality Systems, Inc.	2,945	62,022
Vocera Communications, Inc.*	1,617	25,241

		1,112,931

Life Sciences Tools & Services (0.1%)
Accelerate Diagnostics, Inc.*	775	9,455
Affymetrix, Inc.*	5,269	45,155
Albany Molecular Research, Inc.*	1,712	17,257
Cambrex Corp.*	2,233	39,814
Fluidigm Corp.*	1,880	72,042
Furiex Pharmaceuticals, Inc.*	501	21,047
Harvard Bioscience, Inc.*	1,848	8,686
Luminex Corp.*	2,777	53,874
NeoGenomics, Inc.*	2,615	9,466
Pacific Biosciences of California, Inc.*	3,702	19,361
PAREXEL International Corp.*	4,199	189,711
Sequenom, Inc.*	8,732	20,433

		506,301

Pharmaceuticals (0.5%)
AcelRx Pharmaceuticals, Inc.*	1,668	18,865
Aerie Pharmaceuticals, Inc.*	571	10,255
Akorn, Inc.*	4,309	106,131
Alimera Sciences, Inc.*	1,351	6,363
Ampio Pharmaceuticals, Inc.*	2,277	16,235
Aratana Therapeutics, Inc.*	446	8,519
Auxilium Pharmaceuticals, Inc.*	3,652	75,742
AVANIR Pharmaceuticals, Inc., Class A*	10,697	35,942
BioDelivery Sciences International, Inc.*	2,334	13,747

Cadence Pharmaceuticals, Inc.*	4,569	$41,349
Cempra, Inc.*	1,485	18,399
Corcept Therapeutics, Inc.*	3,777	12,162
Cornerstone Therapeutics, Inc.*	629	5,969
Depomed, Inc.*	4,190	44,330
Endocyte, Inc.*	2,238	23,924
Hi-Tech Pharmacal Co., Inc.*	823	35,710
Horizon Pharma, Inc.*	3,817	29,085
Impax Laboratories, Inc.*	5,069	127,435
Lannett Co., Inc.*	1,326	43,891
Medicines Co.*	4,680	180,742
Nektar Therapeutics*	8,539	96,918
Omeros Corp.*	2,304	26,012
Pacira Pharmaceuticals, Inc.*	2,040	117,280
Pernix Therapeutics Holdings*	1,355	3,415
Pozen, Inc.*	2,081	16,731
Questcor Pharmaceuticals, Inc.	3,837	208,925
Relypsa, Inc.*	448	11,200
Repros Therapeutics, Inc.*	1,677	30,689
Sagent Pharmaceuticals, Inc.*	1,345	34,136
Santarus, Inc.*	4,102	131,100
Sciclone Pharmaceuticals, Inc.*	4,065	20,488
Sucampo Pharmaceuticals, Inc., Class A*	960	9,024
Supernus Pharmaceuticals, Inc.*	1,180	8,897
TherapeuticsMD, Inc.*	6,522	33,980
ViroPharma, Inc.*	5,030	250,745
Vivus, Inc.*	7,441	67,564
XenoPort, Inc.*	3,308	19,021
Zogenix, Inc.*	5,700	19,608

		1,960,528

Total Health Care		23,431,851

Industrials (20.4%)
Aerospace & Defense (1.4%)
AAR Corp.	118,932	3,331,285
Aerovironment, Inc.*	1,362	39,675
American Science & Engineering, Inc.	603	43,362
API Technologies Corp.*	2,277	7,765
Astronics Corp.*	1,115	56,865
Cubic Corp.	1,466	77,200
Curtiss-Wright Corp.	3,456	215,067
DigitalGlobe, Inc.*	5,502	226,407
Ducommun, Inc.*	771	22,984
Engility Holdings, Inc.*	1,261	42,117
Erickson Air-Crane, Inc.*	303	6,299
Esterline Technologies Corp.*	2,310	235,528
GenCorp, Inc.*	4,472	80,585
HEICO Corp.	4,901	284,013
Innovative Solutions & Support, Inc.*	990	7,217
KEYW Holding Corp.*	2,335	31,382
Kratos Defense & Security Solutions, Inc.*	3,225	24,768
LMI Aerospace, Inc.*	798	11,763
Moog, Inc., Class A*	3,348	227,463
National Presto Industries, Inc.*	360	28,980
Orbital Sciences Corp.*	4,430	103,219
Sparton Corp.*	754	21,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Taser International, Inc.*	3,786	$60,122
Teledyne Technologies, Inc.*	2,759	253,442

		5,438,582

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	3,747	30,313
Atlas Air Worldwide Holdings, Inc.*	1,907	78,473
Echo Global Logistics, Inc.*	1,288	27,666
Forward Air Corp.	2,233	98,051
Hub Group, Inc., Class A*	2,732	108,952
Pacer International, Inc.*	2,634	21,757
Park-Ohio Holdings Corp.*	641	33,589
UTi Worldwide, Inc.	6,697	117,599
XPO Logistics, Inc.*	2,168	56,997

		573,397

Airlines (0.6%)
Allegiant Travel Co.	1,108	116,828
Hawaiian Holdings, Inc.*	3,835	36,931
JetBlue Airways Corp.*	17,174	146,838
Republic Airways Holdings, Inc.*	3,622	38,719
SkyWest, Inc.	133,021	1,972,701
Spirit Airlines, Inc.*	4,458	202,438

		2,514,455

Building Products (2.6%)
AAON, Inc.	2,082	66,520
American Woodmark Corp.*	726	28,699
Apogee Enterprises, Inc.	76,177	2,735,516
Builders FirstSource, Inc.*	3,237	23,112
Gibraltar Industries, Inc.*	110,654	2,057,058
Griffon Corp.	3,289	43,448
Insteel Industries, Inc.	1,307	29,708
NCI Building Systems, Inc.*	1,547	27,134
Norcraft Cos., Inc.*	543	10,654
Nortek, Inc.*	670	49,982
Patrick Industries, Inc.*	481	13,915
PGT, Inc.*	2,521	25,512
Ply Gem Holdings, Inc.*	1,166	21,023
Quanex Building Products Corp.	2,737	54,521
Simpson Manufacturing Co., Inc.	48,000	1,763,040
Trex Co., Inc.*	1,271	101,083
Universal Forest Products, Inc.	59,468	3,100,661
USG Corp.*	5,662	160,688

		10,312,274

Commercial Services & Supplies (1.9%)
ABM Industries, Inc.	4,040	115,504
ACCO Brands Corp.*	8,393	56,401
Acorn Energy, Inc.	1,529	6,223
ARC Document Solutions, Inc.*	2,739	22,515
Brink’s Co.	3,547	121,095
Casella Waste Systems, Inc., Class A*	2,986	17,319
CECO Environmental Corp.	1,207	19,517
Cenveo, Inc.*	3,813	13,117
CompX International, Inc.	122	1,718
Consolidated Graphics, Inc.*	535	36,080
Costa, Inc.*	685	14,885
Courier Corp.	849	15,358

Deluxe Corp.	3,759	$196,182
EnerNOC, Inc.*	1,923	33,095
Ennis, Inc.	1,983	35,099
G&K Services, Inc., Class A	1,446	89,985
Healthcare Services Group, Inc.	5,055	143,410
Heritage-Crystal Clean, Inc.*	658	13,482
Herman Miller, Inc.	4,333	127,910
HNI Corp.	3,334	129,459
InnerWorkings, Inc.*	3,202	24,944
Interface, Inc.	4,402	96,668
Intersections, Inc.	752	5,858
Kimball International, Inc., Class B	2,400	36,072
Knoll, Inc.	3,595	65,824
McGrath RentCorp	44,466	1,769,747
Mine Safety Appliances Co.	47,392	2,426,944
Mobile Mini, Inc.*	2,837	116,828
Multi-Color Corp.	899	33,928
NL Industries, Inc.	597	6,674
Performant Financial Corp.*	1,647	16,964
Quad/Graphics, Inc.	1,842	50,158
Schawk, Inc.	56,048	833,434
SP Plus Corp.*	1,122	29,217
Steelcase, Inc., Class A	6,153	97,587
Swisher Hygiene, Inc.*	9,603	4,937
Team, Inc.*	1,524	64,526
Tetra Tech, Inc.*	4,789	133,996
TRC Cos., Inc.*	1,279	9,132
U.S. Ecology, Inc.	1,590	59,132
UniFirst Corp.	1,084	115,988
United Stationers, Inc.	2,998	137,578
Viad Corp.	1,499	41,642
West Corp.	1,576	40,519

		7,426,651

Construction & Engineering (1.4%)
Aegion Corp.*	2,891	63,284
Ameresco, Inc., Class A*	1,517	14,654
Argan, Inc.	1,055	29,076
Comfort Systems USA, Inc.	2,756	53,439
Dycom Industries, Inc.*	2,445	67,947
EMCOR Group, Inc.	43,958	1,865,578
Furmanite Corp.*	2,776	29,481
Granite Construction, Inc.	89,567	3,133,054
Great Lakes Dredge & Dock Corp.*	4,393	40,416
Layne Christensen Co.*	1,428	24,390
MasTec, Inc.*	4,392	143,706
MYR Group, Inc.*	1,553	38,949
Northwest Pipe Co.*	690	26,054
Orion Marine Group, Inc.*	1,989	23,928
Pike Corp.*	1,963	20,749
Primoris Services Corp.	2,611	81,280
Sterling Construction Co., Inc.*	1,263	14,815
Tutor Perini Corp.*	2,734	71,904

		5,742,704

Electrical Equipment (2.7%)
Acuity Brands, Inc.	3,167	346,216
American Superconductor Corp.*	3,986	6,537
AZZ, Inc.	1,882	91,955
Brady Corp., Class A	52,411	1,621,072

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Capstone Turbine Corp.*	22,558	$29,100
Coleman Cable, Inc.	690	18,092
Encore Wire Corp.	1,525	82,655
EnerSys, Inc.	6,059	424,675
Enphase Energy, Inc.*	1,269	8,045
Franklin Electric Co., Inc.	48,501	2,165,085
FuelCell Energy, Inc.*	12,147	17,127
Generac Holdings, Inc.	3,807	215,629
General Cable Corp.	16,669	490,235
Global Power Equipment Group, Inc.	1,252	24,502
GrafTech International Ltd.*	8,628	96,892
II-VI, Inc.*	3,770	66,352
LSI Industries, Inc.	1,616	14,011
Polypore International, Inc.*	3,446	134,049
Powell Industries, Inc.	24,680	1,653,313
Power Solutions International, Inc.*	156	11,716
PowerSecure International, Inc.*	1,601	27,489
Preformed Line Products Co.	186	13,608
Regal-Beloit Corp.	43,500	3,206,820
Revolution Lighting Technologies, Inc.*	2,393	8,196
Thermon Group Holdings, Inc.*	2,002	54,715
Vicor Corp.*	1,314	17,634

		10,845,720

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	38,000	3,017,200
Raven Industries, Inc.	2,689	110,625

		3,127,825

Machinery (7.0%)
Accuride Corp.*	2,831	10,560
Actuant Corp., Class A	5,412	198,296
Alamo Group, Inc.	520	31,559
Albany International Corp., Class A	2,063	74,124
Altra Industrial Motion Corp.	2,000	68,440
American Railcar Industries, Inc.	700	32,025
Ampco-Pittsburgh Corp.	638	12,409
Astec Industries, Inc.	44,009	1,700,068
Barnes Group, Inc.	3,974	152,244
Blount International, Inc.*	3,643	52,714
Briggs & Stratton Corp.	97,062	2,112,069
Chart Industries, Inc.*	2,241	214,329
CIRCOR International, Inc.	1,299	104,933
CLARCOR, Inc.	3,677	236,615
Columbus McKinnon Corp.*	1,444	39,190
Commercial Vehicle Group, Inc.*	1,811	13,166
Douglas Dynamics, Inc.	1,653	27,803
Dynamic Materials Corp.	991	21,544
Energy Recovery, Inc.*	3,381	18,798
EnPro Industries, Inc.*	43,844	2,527,607
ESCO Technologies, Inc.	1,952	66,876
ExOne Co.*	488	29,504
Federal Signal Corp.*	4,621	67,698
Flow International Corp.*	3,544	14,318
FreightCar America, Inc.	921	24,517
Global Brass & Copper Holdings, Inc.	630	10,427
Gorman-Rupp Co.	1,401	46,835

Graham Corp.	745	$27,036
Greenbrier Cos., Inc.*	1,805	59,276
Hardinge, Inc.	852	12,328
Hurco Cos., Inc.	259	6,478
Hyster-Yale Materials Handling, Inc.	780	72,665
John Bean Technologies Corp.	2,146	62,942
Kadant, Inc.	832	33,713
Kennametal, Inc.	47,100	2,452,497
L.B. Foster Co., Class A	753	35,609
Lincoln Electric Holdings, Inc.	44,000	3,138,960
Lindsay Corp.	7,552	624,928
Lydall, Inc.*	1,257	22,148
Manitex International, Inc.*	986	15,658
Meritor, Inc.*	7,202	75,117
Middleby Corp.*	1,390	333,558
Miller Industries, Inc.	867	16,152
Mueller Industries, Inc.	42,024	2,647,932
Mueller Water Products, Inc., Class A	11,673	109,376
NN, Inc.	1,246	25,157
Nordson Corp.	4,600	341,780
Omega Flex, Inc.	27	552
Pentair Ltd. (Registered)	24,000	1,864,080
PMFG, Inc.*	1,555	14,073
Proto Labs, Inc.*	1,265	90,043
RBC Bearings, Inc.*	1,702	120,417
Rexnord Corp.*	2,238	60,448
Standex International Corp.	942	59,233
Sun Hydraulics Corp.	1,593	65,042
Tecumseh Products Co., Class A*	1,297	11,738
Tennant Co.	1,362	92,357
Titan International, Inc.	3,957	71,147
Trimas Corp.*	3,321	132,475
Trinity Industries, Inc.	83,000	4,525,160
Twin Disc, Inc.	642	16,621
Wabash National Corp.*	159,160	1,965,626
Watts Water Technologies, Inc., Class A	14,811	916,357
Woodward, Inc.	5,076	231,516
Xerium Technologies, Inc.*	865	14,264

		28,273,127

Marine (0.0%)
International Shipholding Corp.	433	12,774
Matson, Inc.	3,157	82,429
Ultrapetrol Bahamas Ltd.*	1,666	6,231

		101,434

Professional Services (0.7%)
Acacia Research Corp.	3,635	52,853
Advisory Board Co.*	2,623	167,006
Barrett Business Services, Inc.	522	48,410
CBIZ, Inc.*	2,638	24,059
CDI Corp.	1,095	20,290
Corporate Executive Board Co.	2,483	192,259
CRA International, Inc.*	771	15,266
Exponent, Inc.	975	75,504
Franklin Covey Co.*	455	9,045
FTI Consulting, Inc.*	2,976	122,433
GP Strategies Corp.*	1,027	30,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Heidrick & Struggles International, Inc.	1,337	$26,927
Huron Consulting Group, Inc.*	1,720	107,878
ICF International, Inc.*	1,457	50,573
Insperity, Inc.	33,963	1,227,083
Kelly Services, Inc., Class A	1,986	49,531
Kforce, Inc.	2,009	41,104
Korn/Ferry International*	3,599	94,006
Mistras Group, Inc.*	1,174	24,513
Navigant Consulting, Inc.*	3,729	71,597
Odyssey Marine Exploration, Inc.*	6,370	12,867
On Assignment, Inc.*	3,381	118,065
Pendrell Corp.*	11,034	22,178
Resources Connection, Inc.	3,015	43,205
RPX Corp.*	2,397	40,509
TrueBlue, Inc.*	3,010	77,598
VSE Corp.	297	14,259
WageWorks, Inc.*	1,847	109,786

		2,889,398

Road & Rail (0.7%)
Arkansas Best Corp.	1,901	64,026
Celadon Group, Inc.	1,530	29,804
Genesee & Wyoming, Inc., Class A*	23,800	2,285,990
Heartland Express, Inc.	3,406	66,826
Knight Transportation, Inc.	4,350	79,779
Marten Transport Ltd.	1,728	34,888
Patriot Transportation Holding, Inc.*	498	20,672
Quality Distribution, Inc.*	1,546	19,835
Roadrunner Transportation Systems, Inc.*	1,361	36,679
Saia, Inc.*	1,798	57,626
Swift Transportation Co.*	6,198	137,658
Universal Truckload Services, Inc.	407	12,418
Werner Enterprises, Inc.	3,384	83,686
YRC Worldwide, Inc.*	842	14,625

		2,944,512

Trading Companies & Distributors (0.5%)
Aceto Corp.	2,028	50,720
Aircastle Ltd.	5,061	96,969
Applied Industrial Technologies, Inc.	18,819	923,825
Beacon Roofing Supply, Inc.*	3,598	144,927
BlueLinx Holdings, Inc.*	2,650	5,167
CAI International, Inc.*	1,249	29,439
DXP Enterprises, Inc.*	701	80,755
H&E Equipment Services, Inc.*	2,196	65,067
Houston Wire & Cable Co.	1,392	18,625
Kaman Corp.	1,998	79,381
Rush Enterprises, Inc., Class A*	2,561	75,934
TAL International Group, Inc.	2,503	143,547
Textainer Group Holdings Ltd.	1,578	63,467
Titan Machinery, Inc.*	1,252	22,311
Watsco, Inc.	1,901	182,610

		1,982,744

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,045	66,746

Total Industrials		82,239,569

Information Technology (7.2%)
Communications Equipment (0.6%)
ADTRAN, Inc.	4,379	$118,277
Alliance Fiber Optic Products, Inc.	815	12,266
Anaren, Inc.*	881	24,659
Applied Optoelectronics, Inc.*	306	4,593
ARRIS Group, Inc.*	8,606	209,685
Aruba Networks, Inc.*	8,425	150,807
Aviat Networks, Inc.*	4,689	10,597
Bel Fuse, Inc., Class B	708	15,087
Black Box Corp.	1,193	35,551
CalAmp Corp.*	2,592	72,498
Calix, Inc.*	2,955	28,486
Ciena Corp.*	7,498	179,427
Comtech Telecommunications Corp.	1,242	39,148
Digi International, Inc.*	1,995	24,179
Emulex Corp.*	5,960	42,674
Extreme Networks, Inc.*	6,842	47,894
Finisar Corp.*	6,902	165,096
Harmonic, Inc.*	7,486	55,247
Infinera Corp.*	8,560	83,717
InterDigital, Inc.	3,041	89,679
Ixia*	4,171	55,516
KVH Industries, Inc.*	1,186	15,454
NETGEAR, Inc.*	2,850	93,879
Numerex Corp., Class A*	994	12,872
Oplink Communications, Inc.*	1,404	26,114
Parkervision, Inc.*	6,674	30,367
PC-Tel, Inc.	1,379	13,197
Plantronics, Inc.	3,199	148,594
Procera Networks, Inc.*	1,559	23,416
Ruckus Wireless, Inc.*	3,384	48,053
ShoreTel, Inc.*	4,284	39,756
Sonus Networks, Inc.*	15,957	50,265
Tessco Technologies, Inc.	407	16,410
Ubiquiti Networks, Inc.*	932	42,835
ViaSat, Inc.*	2,922	183,063
Westell Technologies, Inc., Class A*	3,201	12,964

		2,222,322

Computers & Peripherals (0.2%)
Avid Technology, Inc.*	1,662	13,545
Cray, Inc.*	2,936	80,622
Datalink Corp.*	1,434	15,631
Electronics for Imaging, Inc.*	3,430	132,844
Fusion-io, Inc.*	5,903	52,596
Hutchinson Technology, Inc.*	1,878	6,010
Imation Corp.*	2,609	12,210
Immersion Corp.*	2,117	21,974
QLogic Corp.*	6,600	78,078
Quantum Corp.*	16,126	19,351
Silicon Graphics International Corp.*	2,475	33,190
Super Micro Computer, Inc.*	2,364	40,566
Synaptics, Inc.*	2,405	124,603
Violin Memory, Inc.*	1,378	5,457

		636,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (2.3%)
Aeroflex Holding Corp.*	1,471	$9,561
Agilysys, Inc.*	1,098	15,284
Anixter International, Inc.	2,001	179,770
Audience, Inc.*	769	8,951
Badger Meter, Inc.	1,066	58,097
Belden, Inc.	3,250	228,962
Benchmark Electronics, Inc.*	89,711	2,070,530
Checkpoint Systems, Inc.*	3,035	47,862
Cognex Corp.*	6,422	245,192
Coherent, Inc.*	1,798	133,753
Control4 Corp.*	309	5,469
CTS Corp.	2,477	49,317
Daktronics, Inc.	2,707	42,446
DTS, Inc.*	1,334	31,989
Electro Rent Corp.	1,444	26,743
Electro Scientific Industries, Inc.	1,844	19,288
Fabrinet*	2,098	43,135
FARO Technologies, Inc.*	1,263	73,633
FEI Co.	3,084	275,586
Gerber Scientific, Inc. (Escrow Shares)*†(b)	2,504	—
GSI Group, Inc.*	2,196	24,683
Ingram Micro, Inc., Class A*	56,000	1,313,760
Insight Enterprises, Inc.*	3,211	72,922
InvenSense, Inc.*	4,196	87,193
Itron, Inc.*	2,917	120,851
Kemet Corp.*	3,427	19,328
Littelfuse, Inc.	1,633	151,755
Maxwell Technologies, Inc.*	2,242	17,420
Measurement Specialties, Inc.*	1,144	69,429
Mercury Systems, Inc.*	2,398	26,258
Mesa Laboratories, Inc.	196	15,402
Methode Electronics, Inc.	2,739	93,646
MTS Systems Corp.	1,168	83,220
Multi-Fineline Electronix, Inc.*	34,754	482,733
Neonode, Inc.*	2,136	13,500
Newport Corp.*	2,882	52,078
OSI Systems, Inc.*	1,473	78,231
Park Electrochemical Corp.	1,541	44,258
PC Connection, Inc.	689	17,122
Plexus Corp.*	2,518	109,004
RadiSys Corp.*	2,029	4,646
RealD, Inc.*	3,048	26,030
Richardson Electronics Ltd.	827	9,395
Rofin-Sinar Technologies, Inc.*	79,087	2,136,931
Rogers Corp.*	1,261	77,552
Sanmina Corp.*	6,110	102,037
ScanSource, Inc.*	2,063	87,533
SYNNEX Corp.*	1,949	131,363
TTM Technologies, Inc.*	3,898	33,445
Uni-Pixel, Inc.*	814	8,148
Universal Display Corp.*	2,972	102,118
Viasystems Group, Inc.*	239	3,270
Vishay Precision Group, Inc.*	933	13,892
Zygo Corp.*	1,191	17,603

		9,212,324

Internet Software & Services (0.9%)
Angie’s List, Inc.*	3,115	47,192
Bankrate, Inc.*	3,409	61,157
Bazaarvoice, Inc.*	3,506	27,767

Benefitfocus, Inc.*	376	$21,710
Blucora, Inc.*	3,024	88,180
Brightcove, Inc.*	2,123	30,019
Carbonite, Inc.*	847	10,020
ChannelAdvisor Corp.*	480	20,021
Chegg, Inc.*	1,108	9,429
comScore, Inc.*	2,632	75,302
Constant Contact, Inc.*	2,268	70,467
Cornerstone OnDemand, Inc.*	2,979	158,900
CoStar Group, Inc.*	2,109	389,279
Cvent, Inc.*	462	16,812
Dealertrack Technologies, Inc.*	3,210	154,337
Demand Media, Inc.*	2,635	15,204
Demandware, Inc.*	1,363	87,396
Dice Holdings, Inc.*	2,836	20,561
Digital River, Inc.*	2,449	45,306
E2open, Inc.*	1,117	26,707
EarthLink Holdings Corp.	7,538	38,218
eGain Corp.*	1,045	10,701
Endurance International Group Holdings, Inc.*	1,609	22,816
Envestnet, Inc.*	1,671	67,341
Global Eagle Entertainment, Inc.*	1,725	25,651
Gogo, Inc.*	784	19,451
Internap Network Services Corp.*	4,078	30,667
IntraLinks Holdings, Inc.*	2,791	33,799
j2 Global, Inc.	3,390	169,534
Limelight Networks, Inc.*	4,134	8,185
Liquidity Services, Inc.*	1,837	41,626
LivePerson, Inc.*	4,060	60,169
LogMeIn, Inc.*	1,794	60,189
Marchex, Inc., Class B*	1,612	13,944
Marin Software, Inc.*	736	7,537
Marketo, Inc.*	510	18,906
Millennial Media, Inc.*	2,722	19,789
Monster Worldwide, Inc.*	7,750	55,257
Move, Inc.*	2,940	47,011
Net Element International, Inc.*	166	725
NIC, Inc.	4,785	119,003
OpenTable, Inc.*	1,682	133,500
Perficient, Inc.*	2,471	57,871
QuinStreet, Inc.*	2,383	20,708
RealNetworks, Inc.*	1,664	12,563
Reis, Inc.*	664	12,769
Responsys, Inc.*	2,716	74,446
Rocket Fuel, Inc.*	364	22,382
SciQuest, Inc.*	1,681	47,875
Shutterstock, Inc.*	549	45,913
Spark Networks, Inc.*	1,410	8,686
SPS Commerce, Inc.*	1,165	76,074
Stamps.com, Inc.*	962	40,500
support.com, Inc.*	3,882	14,713
TechTarget, Inc.*	823	5,646
Textura Corp.*	412	12,335
Travelzoo, Inc.*	624	13,304
Tremor Video, Inc.*	554	3,213
Trulia, Inc.*	2,044	72,092
United Online, Inc.	1,031	14,187
Unwired Planet, Inc.*	7,786	10,745
ValueClick, Inc.*	4,925	115,097
VistaPrint N.V.*	2,412	137,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Vocus, Inc.*	1,369	$15,593
Web.com Group, Inc.*	3,092	98,295
WebMD Health Corp.*	2,097	82,831
Wix.com Ltd.*	614	16,486
XO Group, Inc.*	1,971	29,289
Xoom Corp.*	602	16,477
Yelp, Inc.*	2,398	165,342
YuMe, Inc.*	408	3,040
Zillow, Inc., Class A*	1,721	140,657
Zix Corp.*	4,574	20,857

		3,786,893

IT Services (0.7%)
Acxiom Corp.*	5,459	201,874
Blackhawk Network Holdings, Inc.*	868	21,926
CACI International, Inc., Class A*	1,703	124,694
Cardtronics, Inc.*	3,316	144,080
Cass Information Systems, Inc.	762	51,321
CIBER, Inc.*	5,363	22,203
Computer Task Group, Inc.	1,146	21,659
Convergys Corp.	7,762	163,390
CSG Systems International, Inc.	2,506	73,676
EPAM Systems, Inc.*	1,615	56,428
Euronet Worldwide, Inc.*	3,680	176,088
EVERTEC, Inc.	2,181	53,783
ExlService Holdings, Inc.*	2,412	66,619
Forrester Research, Inc.	902	34,511
Global Cash Access Holdings, Inc.*	4,902	48,971
Hackett Group, Inc.	1,828	11,352
Heartland Payment Systems, Inc.	2,685	133,820
Higher One Holdings, Inc.*	2,321	22,653
iGATE Corp.*	2,573	103,332
Lionbridge Technologies, Inc.*	4,381	26,111
Luxoft Holding, Inc.*	303	11,508
ManTech International Corp., Class A	1,757	52,587
MAXIMUS, Inc.	5,048	222,062
ModusLink Global Solutions, Inc.*	2,634	15,093
MoneyGram International, Inc.*	1,580	32,832
Planet Payment, Inc.*	3,396	9,441
PRGX Global, Inc.*	2,071	13,917
Sapient Corp.*	8,148	141,449
ServiceSource International, Inc.*	4,517	37,852
Sykes Enterprises, Inc.*	2,902	63,293
Syntel, Inc.*	1,141	103,774
TeleTech Holdings, Inc.*	1,472	35,240
Unisys Corp.*	3,266	109,640
Virtusa Corp.*	1,513	57,630
WEX, Inc.*	2,867	283,919

		2,748,728

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Energy Industries, Inc.*	2,900	66,294
Alpha & Omega Semiconductor Ltd.*	1,319	10,169
Ambarella, Inc.*	1,348	45,738
Amkor Technology, Inc.*	5,175	31,723
	`
ANADIGICS, Inc.*	6,096	$11,217
Applied Micro Circuits Corp.*	5,402	72,279
ATMI, Inc.*	2,360	71,296
Axcelis Technologies, Inc.*	7,991	19,498
Brooks Automation, Inc.	4,914	51,548
Cabot Microelectronics Corp.*	1,719	78,558
Cavium, Inc.*	3,791	130,827
CEVA, Inc.*	1,609	24,489
Cirrus Logic, Inc.*	4,685	95,715
Cohu, Inc.	96,961	1,018,090
Cypress Semiconductor Corp.*	10,865	114,083
Diodes, Inc.*	2,651	62,458
DSP Group, Inc.*	1,456	14,138
Entegris, Inc.*	10,292	119,387
Entropic Communications, Inc.*	6,609	31,128
Exar Corp.*	2,826	33,319
FormFactor, Inc.*	3,912	23,550
GSI Technology, Inc.*	1,556	10,332
GT Advanced Technologies, Inc.*	9,913	86,441
Hittite Microwave Corp.*	2,329	143,769
Inphi Corp.*	1,881	24,265
Integrated Device Technology, Inc.*	9,737	99,220
Integrated Silicon Solution, Inc.*	2,079	25,135
Intermolecular, Inc.*	1,169	5,751
International Rectifier Corp.*	5,128	133,687
Intersil Corp., Class A	9,395	107,761
IXYS Corp.	1,789	23,203
Kopin Corp.*	4,787	20,201
Lattice Semiconductor Corp.*	8,549	47,105
LTX-Credence Corp.*	3,614	28,876
MA-COM Technology Solutions Holdings, Inc.*	840	14,272
MaxLinear, Inc., Class A*	1,739	18,138
Micrel, Inc.	3,436	33,913
Microsemi Corp.*	6,862	171,207
MKS Instruments, Inc.	3,914	117,185
Monolithic Power Systems, Inc.*	2,719	94,241
MoSys, Inc.*	3,450	19,044
Nanometrics, Inc.*	1,692	32,233
NeoPhotonics Corp.*	1,643	11,600
NVE Corp.*	350	20,398
OmniVision Technologies, Inc.*	3,987	68,576
PDF Solutions, Inc.*	1,855	47,525
Peregrine Semiconductor Corp.*	1,927	14,279
Pericom Semiconductor Corp.*	1,741	15,425
Photronics, Inc.*	4,491	40,554
PLX Technology, Inc.*	3,466	22,806
PMC-Sierra, Inc.*	15,062	96,849
Power Integrations, Inc.	2,142	119,566
Rambus, Inc.*	8,246	78,090
RF Micro Devices, Inc.*	20,781	107,230
Rubicon Technology, Inc.*	1,397	13,900
Rudolph Technologies, Inc.*	2,410	28,293
Semtech Corp.*	4,975	125,768
Sigma Designs, Inc.*	2,356	11,120
Silicon Image, Inc.*	5,676	34,907
Spansion, Inc., Class A*	3,489	48,462
SunEdison, Inc.*	19,687	256,915
SunPower Corp.*	3,047	90,831
Supertex, Inc.*	728	18,236
Tessera Technologies, Inc.	3,896	76,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

TriQuint Semiconductor, Inc.*	12,064	$100,614
Ultra Clean Holdings, Inc.*	1,796	18,014
Ultratech, Inc.*	2,048	59,392
Veeco Instruments, Inc.*	2,892	95,176

		5,002,799

Software (1.3%)
Accelrys, Inc.*	4,114	39,248
ACI Worldwide, Inc.*	2,942	191,230
Actuate Corp.*	3,432	26,461
Advent Software, Inc.	2,410	84,326
American Software, Inc., Class A	1,797	17,736
Aspen Technology, Inc.*	6,919	289,214
AVG Technologies N.V.*	1,766	30,393
Barracuda Networks, Inc.*	307	12,182
Blackbaud, Inc.	3,370	126,881
Bottomline Technologies (de), Inc.*	2,791	100,923
BroadSoft, Inc.*	2,070	56,594
Callidus Software, Inc.*	2,970	40,778
CommVault Systems, Inc.*	3,432	256,988
Comverse, Inc.*	1,634	63,399
Covisint Corp.*	544	6,827
Cyan, Inc.*	629	3,327
Digimarc Corp.	510	9,823
Ebix, Inc.	2,295	33,782
Ellie Mae, Inc.*	1,945	52,262
EPIQ Systems, Inc.	2,319	37,591
ePlus, Inc.*	199	11,311
Fair Isaac Corp.	2,650	166,526
FleetMatics Group plc*	1,265	54,711
Gigamon, Inc.*	573	16,090
Glu Mobile, Inc.*	4,620	17,972
Guidance Software, Inc.*	1,342	13,554
Guidewire Software, Inc.*	3,603	176,799
Imperva, Inc.*	1,491	71,762
Infoblox, Inc.*	3,840	126,797
Interactive Intelligence Group, Inc.*	1,143	76,992
Jive Software, Inc.*	2,916	32,805
Manhattan Associates, Inc.*	1,438	168,936
Mavenir Systems, Inc.*	414	4,620
Mentor Graphics Corp.	7,040	169,453
MicroStrategy, Inc., Class A*	669	83,117
Mitek Systems, Inc.*	1,769	10,508
Model N, Inc.*	650	7,664
Monotype Imaging Holdings, Inc.	2,823	89,941
NetScout Systems, Inc.*	2,671	79,035
Pegasystems, Inc.	1,284	63,147
Progress Software Corp.*	3,728	96,294
Proofpoint, Inc.*	1,692	56,124
PROS Holdings, Inc.*	1,660	66,234
PTC, Inc.*	8,833	312,600
QAD, Inc., Class A	181	3,196
QAD, Inc., Class B	219	3,508
Qlik Technologies, Inc.*	6,426	171,124
Qualys, Inc.*	1,131	26,137
Rally Software Development Corp.*	555	10,795
RealPage, Inc.*	3,433	80,264
Rosetta Stone, Inc.*	890	10,876

Sapiens International Corp. N.V.	1,226	$9,452
SeaChange International, Inc.*	2,376	28,892
Silver Spring Networks, Inc.*	473	9,933
SS&C Technologies Holdings, Inc.*	4,300	190,318
Synchronoss Technologies, Inc.*	2,150	66,801
Take-Two Interactive Software, Inc.*	5,979	103,855
Tangoe, Inc.*	2,327	41,909
TeleCommunication Systems, Inc., Class A*	3,798	8,811
Telenav, Inc.*	1,402	9,239
TiVo, Inc.*	9,356	122,751
Tyler Technologies, Inc.*	2,327	237,657
Ultimate Software Group, Inc.*	2,042	312,875
VASCO Data Security International, Inc.*	2,166	16,743
Verint Systems, Inc.*	3,888	166,951
VirnetX Holding Corp.*	3,119	60,540
Vringo, Inc.*	4,896	14,492

		5,160,076

Total Information Technology		28,769,819

Materials (7.4%)
Chemicals (4.4%)
A. Schulman, Inc.	66,874	2,357,977
Advanced Emissions Solutions, Inc.*	780	42,299
American Pacific Corp.*	431	16,059
American Vanguard Corp.	2,119	51,471
Arabian American Development Co.*	1,535	19,264
Axiall Corp.	5,156	244,601
Balchem Corp.	2,195	128,846
Cabot Corp.	73,000	3,752,200
Calgon Carbon Corp.*	4,002	82,321
Chase Corp.	494	17,438
Chemtura Corp.*	7,262	202,755
Ferro Corp.*	5,355	68,705
Flotek Industries, Inc.*	3,535	70,947
FutureFuel Corp.	1,578	24,932
GSE Holding, Inc.*	682	1,412
H.B. Fuller Co.	58,718	3,055,685
Hawkins, Inc.	681	25,326
Innophos Holdings, Inc.	1,623	78,878
Innospec, Inc.	1,740	80,423
Intrepid Potash, Inc.*	4,045	64,073
KMG Chemicals, Inc.	654	11,046
Koppers Holdings, Inc.	1,533	70,135
Kraton Performance Polymers, Inc.*	2,402	55,366
Landec Corp.*	1,877	22,749
LSB Industries, Inc.*	1,414	58,002
Marrone Bio Innovations, Inc.*	354	6,294
Minerals Technologies, Inc.	2,577	154,800
Olin Corp.	5,935	171,225
OM Group, Inc.*	2,359	85,891
OMNOVA Solutions, Inc.*	3,481	31,712
Penford Corp.*	751	9,650
PolyOne Corp.	7,342	259,540
Quaker Chemical Corp.	973	74,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

RPM International, Inc.	77,050	$3,198,346
Sensient Technologies Corp.	48,701	2,362,973
Stepan Co.	7,187	471,683
Taminco Corp.*	1,197	24,191
Tredegar Corp.	1,821	52,463
Zep, Inc.	1,674	30,400
Zoltek Cos., Inc.*	2,038	34,137

		17,571,204

Construction Materials (0.1%)
Headwaters, Inc.*	5,397	52,837
Texas Industries, Inc.*	1,607	110,530
United States Lime & Minerals, Inc.*	152	9,298
US Concrete, Inc.*	1,080	24,440

		197,105

Containers & Packaging (0.1%)
AEP Industries, Inc.*	308	16,272
AptarGroup, Inc.	1,600	108,496
Berry Plastics Group, Inc.*	4,090	97,301
Graphic Packaging Holding Co.*	14,499	139,190
Myers Industries, Inc.	2,086	44,056
UFP Technologies, Inc.*	394	9,937

		415,252

Metals & Mining (2.6%)
A.M. Castle & Co.*	1,328	19,615
AK Steel Holding Corp.*	10,060	82,492
Allied Nevada Gold Corp.*	7,563	26,849
AMCOL International Corp.	4,261	144,789
Carpenter Technology Corp.	42,500	2,643,500
Century Aluminum Co.*	3,761	39,340
Coeur Mining, Inc.*	7,509	81,473
Commercial Metals Co.	8,633	175,509
General Moly, Inc.*	4,625	6,197
Globe Specialty Metals, Inc.	4,765	85,818
Gold Resource Corp.	2,518	11,406
Handy & Harman Ltd.*	387	9,369
Haynes International, Inc.	912	50,379
Hecla Mining Co.	24,677	76,005
Horsehead Holding Corp.*	3,726	60,398
Kaiser Aluminum Corp.	1,396	98,055
Materion Corp.	1,518	46,830
Midway Gold Corp.*	8,988	7,280
Molycorp, Inc.*	10,657	59,892
Noranda Aluminum Holding Corp.	2,259	7,432
Olympic Steel, Inc.	664	19,243
Paramount Gold and Silver Corp.*	8,737	8,141
Reliance Steel & Aluminum Co.	49,000	3,716,160
RTI International Metals, Inc.*	2,313	79,128
Schnitzer Steel Industries, Inc., Class A	1,894	61,877
Steel Dynamics, Inc.	127,500	2,491,350
Stillwater Mining Co.*	8,722	107,629
SunCoke Energy, Inc.*	5,171	117,950
U.S. Silica Holdings, Inc.	1,588	54,167
Universal Stainless & Alloy Products, Inc.*	526	18,968

Walter Energy, Inc.	4,612	$76,698
Worthington Industries, Inc.	3,908	164,449

		10,648,388

Paper & Forest Products (0.2%)
Boise Cascade Co.*	909	26,797
Clearwater Paper Corp.*	1,557	81,743
Deltic Timber Corp.	823	55,915
KapStone Paper and Packaging Corp.*	3,019	168,641
Louisiana-Pacific Corp.*	10,297	190,598
Neenah Paper, Inc.	1,183	50,597
P.H. Glatfelter Co.	3,174	87,729
Resolute Forest Products, Inc.*	5,143	82,391
Schweitzer-Mauduit International, Inc.	2,320	119,410
Wausau Paper Corp.	3,652	46,307

		910,128

Total Materials		29,742,077

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
8x8, Inc.*	6,466	65,694
Atlantic Tele-Network, Inc.	685	38,750
Cbeyond, Inc.*	1,960	13,524
Cincinnati Bell, Inc.*	15,369	54,714
Cogent Communications Group, Inc.	3,482	140,708
Consolidated Communications Holdings, Inc.	2,959	58,085
Fairpoint Communications, Inc.*	1,574	17,802
General Communication, Inc., Class A*	2,388	26,626
Hawaiian Telcom Holdco, Inc.*	762	22,380
HickoryTech Corp.	1,065	13,664
IDT Corp., Class B	1,157	20,676
inContact, Inc.*	3,918	30,600
Inteliquent, Inc.	2,386	27,248
Iridium Communications, Inc.*	4,903	30,693
Lumos Networks Corp.	1,130	23,730
magicJack VocalTec Ltd.*	1,372	16,354
ORBCOMM, Inc.*	2,576	16,332
Premiere Global Services, Inc.*	3,555	41,202
Straight Path Communications, Inc., Class B*	620	5,078
Towerstream Corp.*	4,754	14,072
Vonage Holdings Corp.*	11,471	38,198

		716,130

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,372	8,794
Leap Wireless International, Inc.*	4,000	69,600
NII Holdings, Inc.*	12,606	34,666
NTELOS Holdings Corp.	1,116	22,577
RingCentral, Inc., Class A*	637	11,702
Shenandoah Telecommunications Co.	1,783	45,770
USA Mobility, Inc.	1,372	19,592

		212,701

Total Telecommunication Services		928,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Utilities (0.9%)
Electric Utilities (0.4%)
ALLETE, Inc.	2,947	$146,996
Cleco Corp.	4,464	208,112
El Paso Electric Co.	2,968	104,206
Empire District Electric Co.	3,154	71,564
IDACORP, Inc.	3,709	192,275
MGE Energy, Inc.	1,707	98,835
NRG Yield, Inc., Class A	1,663	66,537
Otter Tail Corp.	2,682	78,502
PNM Resources, Inc.	5,872	141,633
Portland General Electric Co.	5,587	168,727
UIL Holdings Corp.	4,160	161,200
Unitil Corp.	1,016	30,978
UNS Energy Corp.	3,060	183,141

		1,652,706

Gas Utilities (0.2%)
Chesapeake Utilities Corp.	712	42,734
Delta Natural Gas Co., Inc.	557	12,466
Laclede Group, Inc.	2,409	109,706
New Jersey Resources Corp.	3,086	142,697
Northwest Natural Gas Co.	1,989	85,169
Piedmont Natural Gas Co., Inc.	5,582	185,099
South Jersey Industries, Inc.	2,361	132,121
Southwest Gas Corp.	3,423	191,380
WGL Holdings, Inc.	3,818	152,949

		1,054,321

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	8,759	30,481
Dynegy, Inc.*	7,371	158,624
Genie Energy Ltd., Class B*	1,047	10,690
Ormat Technologies, Inc.	1,295	35,237
Pattern Energy Group, Inc.	1,359	41,191

		276,223

Multi-Utilities (0.1%)
Avista Corp.	4,420	124,600
Black Hills Corp.	3,281	172,285
NorthWestern Corp.	2,799	121,253

		418,138

Water Utilities (0.1%)
American States Water Co.	2,853	81,967

Artesian Resources Corp., Class A	572	$13,127
California Water Service Group	3,531	81,460
Connecticut Water Service, Inc.	795	28,230
Consolidated Water Co., Ltd.	1,106	15,595
Middlesex Water Co.	1,155	24,186
Pure Cycle Corp.*	1,366	8,647
SJW Corp.	1,145	34,110
York Water Co.	950	19,883

		307,205

Total Utilities		3,708,593

Total Common Stocks (80.0%) (Cost $186,140,987)		321,768,266

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14* (Cost $—)	9,991	1,599

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunters Resources Corp., expiring 4/15/16* (Cost $—)(b)	1,382	—

Total Warrants (0.0%) (Cost $—)		—

Total Investments (80.0%) (Cost $186,140,987)		321,769,865
Other Assets Less Liabilities (20.0%)		80,680,801

Net Assets (100%)		$402,450,666

*	Non-income producing.
†	Securities (totaling $4,005 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	644	March-14	$71,074,241	$74,794,160	$3,719,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$65,381,133	$—	$—		$65,381,133
Consumer Staples	4,815,242	—	—		4,815,242
Energy	28,251,627	—	4,005		28,255,632
Financials	54,495,519	—	—		54,495,519
Health Care	23,431,851	—	—		23,431,851
Industrials	82,239,569	—	—		82,239,569
Information Technology	28,769,819	—	—	(a)	28,769,819
Materials	29,742,077	—	—		29,742,077
Telecommunication Services	928,831	—	—		928,831
Utilities	3,708,593	—	—		3,708,593
Futures	3,719,919	—	—		3,719,919
Rights
Energy	1,599	—	—		1,599
Warrants
Energy	—	—	—	(a)	—

Total Assets	$325,485,779	$—	$4,005		$325,489,784

Total Liabilities	$—	$—	$—		$—

Total	$325,485,779	$—	$4,005		$325,489,784

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,719,919	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,719,919

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	20,199,159	—	—	20,199,159
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$20,199,159	$—	$—	$20,199,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,268,900	—	—	2,268,900
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,268,900	$—	$—	$2,268,900

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $69,069,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 3,719,919(c)	$—	$—	$3,719,919

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$34,619,350
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$73,107,927

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$142,985,180
Aggregate gross unrealized depreciation	(7,486,713)

Net unrealized appreciation	$135,498,467

Federal income tax cost of investments	$186,271,398

The Portfolio has a net capital loss carryforward of $96,922,530, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $47,092,575 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $186,140,987)	$321,769,865
Cash	77,390,416
Cash held as collateral at broker	3,205,000
Dividends, interest and other receivables	332,176
Due from broker for futures variation margin	308,567
Receivable for securities sold	290,510
Receivable from Separate Accounts for Trust shares sold	10,438
Other assets	1,491

Total assets	403,308,463

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	392,777
Investment management fees payable	235,867
Payable for securities purchased	83,705
Administrative fees payable	56,525
Distribution fees payable - Class IB	39,217
Distribution fees payable - Class IA	1,186
Trustees’ fees payable	148
Accrued expenses	48,372

Total liabilities	857,797

NET ASSETS	$402,450,666

Net assets were comprised of:
Paid in capital	$371,966,223
Accumulated undistributed net investment income (loss)	340,403
Accumulated undistributed net realized gain (loss) on investments and futures	(109,204,757)
Net unrealized appreciation (depreciation) on investments and futures	139,348,797

Net assets	$402,450,666

Class IA
Net asset value, offering and redemption price per share, $5,840,389 / 399,665 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.61

Class IB
Net asset value, offering and redemption price per share, $187,481,576 / 12,815,314 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.63

Class K
Net asset value, offering and redemption price per share, $209,128,701 / 14,311,750 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $3,179 foreign withholding tax)	$4,647,953
Interest	71,541

Total income	4,719,494

EXPENSES
Investment management fees	2,622,078
Administrative fees	615,094
Distribution fees - Class IB	420,710
Custodian fees	59,000
Professional fees	51,232
Printing and mailing expenses	40,147
Distribution fees - Class IA	12,005
Trustees’ fees	9,928
Miscellaneous	11,347

Total expenses	3,841,541

NET INVESTMENT INCOME (LOSS)	877,953

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	24,810,123
Futures	20,199,159

Net realized gain (loss)	45,009,282

Change in unrealized appreciation (depreciation) on:
Investments	68,608,925
Futures	2,268,900

Net change in unrealized appreciation (depreciation)	70,877,825

NET REALIZED AND UNREALIZED GAIN (LOSS)	115,887,107

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$116,765,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$877,953	$2,727,824
Net realized gain (loss) on investments and futures	45,009,282	22,519,948
Net change in unrealized appreciation (depreciation) on investments and futures	70,877,825	27,367,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,765,060	52,615,137

DIVIDENDS:
Dividends from net investment income
Class IA	(5,572)	(25,822)
Class IB	(185,201)	(1,004,948)
Class K	(716,038)	(1,713,809)

TOTAL DIVIDENDS	(906,811)	(2,744,579)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 166,855 and 143,753 shares, respectively ]	2,103,248	1,441,509
Capital shares issued in reinvestment of dividends [ 390 and 2,418 shares, respectively ]	5,572	25,822
Capital shares repurchased [ (126,063) and (143,979) shares, respectively ]	(1,577,174)	(1,434,641)

Total Class IA transactions	531,646	32,690

Class IB
Capital shares sold [ 3,840,532 and 3,031,177 shares, respectively ]	48,795,083	30,426,502
Capital shares issued in reinvestment of dividends [ 12,949 and 94,004 shares, respectively ]	185,201	1,004,948
Capital shares repurchased [ (5,064,771) and (4,117,212) shares, respectively ]	(63,660,734)	(41,036,073)

Total Class IB transactions	(14,680,450)	(9,604,623)

Class K
Capital shares sold [ 85,869 and 120,625 shares, respectively ]	1,080,017	1,217,409
Capital shares issued in reinvestment of dividends [ 50,129 and 160,512 shares, respectively ]	716,038	1,713,809
Capital shares repurchased [ (3,019,684) and (4,558,095) shares, respectively ]	(39,185,202)	(45,114,353)

Total Class K transactions	(37,389,147)	(42,183,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(51,537,951)	(51,755,068)

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,320,298	(1,884,510)
NET ASSETS:
Beginning of year	338,130,368	340,014,878

End of year (a)	$402,450,666	$338,130,368

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$340,403	$231,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011		2010	2009
Net asset value, beginning of year	$10.70	$9.22	$10.21		$8.23	$6.48

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.07 (e)	0.02	(e)	0.04 (e)	0.08	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.91	1.48	(0.97)		1.98	1.76

Total from investment operations	3.92	1.55	(0.95)		2.02	1.84

Less distributions:
Dividends from net investment income	(0.01)	(0.07)	(0.04)		(0.04)	(0.09)

Net asset value, end of year	$14.61	$10.70	$9.22		$10.21	$8.23

Total return	36.68%	16.85%	(9.33)%		24.57%	28.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,840	$3,836	$3,286		$275,810	$234,697
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.16%	1.19%	0.90%		0.91%	0.96%
After waivers, reimbursements and fees paid indirectly (f)	1.16%	1.19%	0.90%		0.91%	0.75%
Before waivers, reimbursements and fees paid indirectly (f)	1.16%	1.19%	0.92%		0.92%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.11%	0.70%	0.18%		0.47%	1.00%
After waivers, reimbursements and fees paid indirectly (f)	0.11%	0.70%	0.18%		0.47%	1.21%
Before waivers, reimbursements and fees paid indirectly (f)	0.11%	0.70%	0.17%		0.46%	0.98%
Portfolio turnover rate	12%	9%	16%		16%	57%

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$10.71	$9.23	$10.23		$8.24	$6.49

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.07 (e)	0.01	(e)	0.02 (e)	0.07	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.92	1.48	(1.00)		1.99	1.75

Total from investment operations	3.93	1.55	(0.99)		2.01	1.82

Less distributions:
Dividends from net investment income	(0.01)	(0.07)	(0.01)		(0.02)	(0.07)

Net asset value, end of year	$14.63	$10.71	$9.23		$10.23	$8.24

Total return	36.74%	16.83%	(9.64)%		24.35%	28.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$187,482	$150,281	$138,682		$150,374	$114,966
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.16%	1.19%	1.15%		1.16%	1.21	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.16%	1.19%	1.15%		1.16%	0.97%
Before waivers, reimbursements and fees paid indirectly (f)	1.16%	1.19%	1.17	%(c)	1.17%	1.22	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.10%	0.68%	0.11%		0.22%	0.73%
After waivers, reimbursements and fees paid indirectly (f)	0.10%	0.68%	0.11%		0.22%	0.96%
Before waivers, reimbursements and fees paid indirectly (f)	0.10%	0.68%	0.10%		0.21%	0.72%
Portfolio turnover rate	12%	9%	16%		16%	57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.70	$9.22	$8.63

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	3.92	1.49	0.61

Total from investment operations	3.96	1.58	0.63

Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.04)

Net asset value, end of period	$14.61	$10.70	$9.22

Total return (b)	37.02%	17.14%	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$209,129	$184,013	$198,047
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.91%	0.94%	0.90%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.91%	0.94%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.91%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.93%	0.76%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.35%	0.93%	0.76%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.35%	0.93%	0.76%
Portfolio turnover rate	12%	9%	16%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	37.77%	17.44%	7.18%
Portfolio – Class IB Shares*	37.74	17.28	6.96
Portfolio – Class K Shares***	38.11	N/A	25.46
Russell 1000® Value Index	32.53	16.67	7.58
* Date of inception 5/1/97. ** Date of inception 10/2/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 37.77% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 32.53% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

In Financials, the Portfolio’s large exposure to the insurance industry generated substantial outperformance with holdings like Lincoln National Corporation, The Hartford Financial Services Group, Inc. and Prudential Financial, Inc. each surging during the period. Avoidance of the Real Estate Investment Trust (REIT) industry also boosted results as this industry significantly lagged the broader sector.

•	In Consumer Discretionary, investments in the media and auto components industries produced outperformance throughout 2013. Viacom Inc. was the top contributor in the sector.

•

Sector allocation decisions generated outperformance in nine of 10 sectors, with the greatest contributions coming from significant underweights in Utilities, Materials, and Telecommunications Services.

What hurt performance during the year:

•

Stock selection in Information Technology negatively impacted performance during the period. The Portfolio’s underexposure to Hewlett-Packard Company and Apple Inc., once it was added to the benchmark in June, hurt performance as both stocks helped to power the technology sector within the benchmark. In addition, the strategy’s investment in Oracle Corp. underperformed during the period despite finishing the year strong.

•	An underweight position in Industrials, one of the top performing sectors during the year, detracted from relative performance comparisons.

Portfolio Positioning and Outlook

With equities meaningfully more expensive than at the beginning of 2013, our outlook going into 2014 is positive but more muted. While we believe many risks have passed, several remain on the horizon including regulation, removal of liquidity by global central banks, potential margin compression, and geopolitical risks. We believe U.S. equities are fairly valued versus history, but are very attractively valued relative to the current low interest rates.

As of December 31, 2013, the Portfolio holds notable overweights relative to the benchmark in the Health Care, Consumer Discretionary and Financials sectors, while holding significant underweights in the Industrials, Utilities and Telecommunications Services sectors.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	30.9%
Health Care	17.0
Energy	16.5
Consumer Discretionary	10.4
Information Technology	10.1
Industrials	5.4
Consumer Staples	3.8
Utilities	2.9
Materials	2.3
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,161.32	$5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.39	4.87
Class IB
Actual	1,000.00	1,161.56	5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.40	4.85
Class K
Actual	1,000.00	1,162.89	3.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.65	3.60

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.4%)
Auto Components (1.8%)
Lear Corp.	297,206	$24,064,770
TRW Automotive Holdings Corp.*	102,285	7,608,981

		31,673,751

Automobiles (1.9%)
Ford Motor Co.	293,738	4,532,377
General Motors Co.*	687,697	28,106,177

		32,638,554

Household Durables (1.5%)
Garmin Ltd.	46,508	2,149,600
Newell Rubbermaid, Inc.	736,939	23,884,193

		26,033,793

Media (4.5%)
Comcast Corp., Class A	277,737	13,853,521
Time Warner, Inc.	322,626	22,493,485
Viacom, Inc., Class B	473,951	41,394,880

		77,741,886

Multiline Retail (0.7%)
Kohl’s Corp.	182,443	10,353,640
Macy’s, Inc.	32,100	1,714,140

		12,067,780

Total Consumer Discretionary		180,155,764

Consumer Staples (3.8%)
Food & Staples Retailing (2.5%)
CVS Caremark Corp.	117,642	8,419,638
Kroger Co.	803,485	31,761,762
Walgreen Co.	51,823	2,976,713

		43,158,113

Household Products (1.3%)
Energizer Holdings, Inc.	209,025	22,624,866
Kimberly-Clark Corp.	3,234	337,824

		22,962,690

Total Consumer Staples		66,120,803

Energy (16.5%)
Energy Equipment & Services (0.5%)
Halliburton Co.	172,758	8,767,468

Oil, Gas & Consumable Fuels (16.0%)
Apache Corp.	188,770	16,222,894
Cobalt International Energy, Inc.*	783,900	12,895,155
Exxon Mobil Corp.	605,722	61,299,066
Gulfport Energy Corp.*	292,546	18,474,280
Marathon Oil Corp.	1,616,035	57,046,035
Marathon Petroleum Corp.	321,022	29,447,348
Phillips 66	64,583	4,981,287
Suncor Energy, Inc.	693,477	24,306,369
Total S.A. (ADR)	394,951	24,198,648
Valero Energy Corp.	540,412	27,236,765

		276,107,847

Total Energy		284,875,315

Financials (30.9%)
Capital Markets (1.0%)
Morgan Stanley	341,434	$10,707,370
State Street Corp.	78,962	5,795,021

		16,502,391

Commercial Banks (3.8%)
Regions Financial Corp.	1,491,856	14,754,456
U.S. Bancorp/Minnesota	192,206	7,765,122
Wells Fargo & Co.	958,482	43,515,083

		66,034,661

Consumer Finance (4.3%)
Capital One Financial Corp.	499,606	38,274,816
Discover Financial Services	653,036	36,537,364

		74,812,180

Diversified Financial Services (9.6%)
Citigroup, Inc.	1,346,444	70,163,197
JPMorgan Chase & Co.	1,254,556	73,366,435
NASDAQ OMX Group, Inc.	564,691	22,474,702

		166,004,334

Insurance (11.3%)
ACE Ltd.	226,711	23,471,390
Aflac, Inc.	317,426	21,204,057
Genworth Financial, Inc., Class A*	1,475,142	22,908,955
Hartford Financial Services Group, Inc.	730,636	26,470,942
Lincoln National Corp.	463,961	23,949,667
MetLife, Inc.	159,091	8,578,186
PartnerReinsurance Ltd.	16,418	1,730,950
Prudential Financial, Inc.	317,650	29,293,683
Travelers Cos., Inc.	239,319	21,667,942
XL Group plc	503,295	16,024,913

		195,300,685

Real Estate Management & Development (0.9%)
CBRE Group, Inc., Class A*	125,500	3,300,650
Jones Lang LaSalle, Inc.	122,946	12,588,441

		15,889,091

Total Financials		534,543,342

Health Care (17.0%)
Health Care Equipment & Supplies (7.2%)
Baxter International, Inc.	37,200	2,587,260
Hologic, Inc.*	96,000	2,145,600
Medtronic, Inc.	890,390	51,099,482
St. Jude Medical, Inc.	567,615	35,163,749
Zimmer Holdings, Inc.	366,036	34,110,895

		125,106,986

Health Care Providers & Services (0.7%)
Quest Diagnostics, Inc.	219,836	11,770,020

Pharmaceuticals (9.1%)
AstraZeneca plc (ADR)	504,879	29,974,666
Eli Lilly and Co.	675,215	34,435,965
Hospira, Inc.*	146,115	6,031,627
Johnson & Johnson	142,911	13,089,219
Merck & Co., Inc.	48,300	2,417,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Pfizer, Inc.	1,919,556	$58,796,000
Teva Pharmaceutical Industries Ltd. (ADR)	302,472	12,123,078

		156,867,970

Total Health Care		293,744,976

Industrials (5.3%)
Aerospace & Defense (3.9%)
Boeing Co.	65,872	8,990,869
Honeywell International, Inc.	196,978	17,997,880
Northrop Grumman Corp.	200,569	22,987,213
Raytheon Co.	194,605	17,650,674

		67,626,636

Airlines (0.4%)
Delta Air Lines, Inc.	240,577	6,608,650

Industrial Conglomerates (1.0%)
General Electric Co.	599,399	16,801,154

Total Industrials		91,036,440

Information Technology (10.1%)
Communications Equipment (3.6%)
Cisco Systems, Inc.	2,162,553	48,549,315
Telefonaktiebolaget LM Ericsson (ADR)	1,062,300	13,002,552

		61,551,867

Computers & Peripherals (0.1%)
Apple, Inc.	3,100	1,739,441

Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	372,786	6,643,046

IT Services (0.9%)
Western Union Co.	944,099	16,285,708

Office Electronics (0.7%)
Xerox Corp.	987,836	12,021,964

Semiconductors & Semiconductor Equipment (0.6%)
KLA-Tencor Corp.	19,100	1,231,186
Teradyne, Inc.*	496,506	8,748,436

		9,979,622

Software (3.8%)
Microsoft Corp.	1,072,027	40,125,971
Oracle Corp.	356,784	13,650,556
Symantec Corp.	521,059	12,286,571

		66,063,098

Total Information Technology		174,284,746

Materials (2.3%)
Chemicals (2.0%)
Akzo Nobel N.V. (ADR)	468,100	$12,109,747
Ashland, Inc.	90,500	8,782,120
Celanese Corp.	3,000	165,930
LyondellBasell Industries N.V., Class A	155,584	12,490,283

		33,548,080

Metals & Mining (0.3%)
Reliance Steel & Aluminum Co.	74,600	5,657,664

Paper & Forest Products (0.0%)
International Paper Co.	11,400	558,942

Total Materials		39,764,686

Utilities (2.9%)
Electric Utilities (0.4%)
Edison International	153,541	7,108,948

Gas Utilities (0.7%)
UGI Corp.	300,369	12,453,299

Independent Power Producers & Energy Traders (1.8%)
AES Corp.	2,160,080	31,342,761

Total Utilities		50,905,008

Total Common Stocks (99.2%) (Cost $1,221,675,200)		1,715,431,080

PREFERRED STOCK:
Industrials (0.1%)
Machinery (0.1%)
Stanley Black & Decker, Inc. 6.250%*	12,000	1,238,400

Total Preferred Stock (0.1%) (Cost $1,200,000)		1,238,400

Total Investments (99.3%) (Cost $1,222,875,200)		1,716,669,480
Other Assets Less Liabilities (0.7%)		12,251,911

Net Assets (100%)		$1,728,921,391

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$180,155,764	$—	$—	$180,155,764
Consumer Staples	66,120,803	—	—	66,120,803
Energy	284,875,315	—	—	284,875,315
Financials	534,543,342	—	—	534,543,342
Health Care	293,744,976	—	—	293,744,976
Industrials	91,036,440	—	—	91,036,440
Information Technology	174,284,746	—	—	174,284,746
Materials	39,764,686	—	—	39,764,686
Utilities	50,905,008	—	—	50,905,008
Preferred Stocks
Industrials	1,238,400	—	—	1,238,400

Total Assets	$1,716,669,480	$—	$—	$1,716,669,480

Total Liabilities	$—	$—	$—	$—

Total	$1,716,669,480	$—	$—	$1,716,669,480

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,009,524,092
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,075,712,383

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$467,503,482
Aggregate gross unrealized depreciation	(6,800,330)

Net unrealized appreciation	$460,703,152

Federal income tax cost of investments	$1,255,966,328

For the year ended December 31, 2013, the Portfolio incurred approximately $11,756 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $881,078,148, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $207,333,721 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,222,875,200)	$1,716,669,480
Cash	15,357,410
Receivable for securities sold	15,718,313
Dividends, interest and other receivables	1,587,049
Receivable from Separate Accounts for Trust shares sold	617,035
Other assets	9,873

Total assets	1,749,959,160

LIABILITIES
Payable for securities purchased	17,609,556
Payable to Separate Accounts for Trust shares redeemed	2,166,283
Investment management fees payable	834,161
Distribution fees payable - Class IB	180,435
Administrative fees payable	156,051
Distribution fees payable - Class IA	23,735
Trustees’ fees payable	1,241
Accrued expenses	66,307

Total liabilities	21,037,769

NET ASSETS	$1,728,921,391

Net assets were comprised of:
Paid in capital	$2,149,257,776
Accumulated undistributed net investment income (loss)	38,611
Accumulated undistributed net realized gain (loss) on investments	(914,169,276)
Net unrealized appreciation (depreciation) on investments	493,794,280

Net assets	$1,728,921,391

Class IA
Net asset value, offering and redemption price per share, $115,640,289 / 5,834,469 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.82

Class IB
Net asset value, offering and redemption price per share, $868,199,683 / 43,696,046 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.87

Class K
Net asset value, offering and redemption price per share, $745,081,419 / 37,596,383 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $54,896 foreign withholding tax)	$44,501,159
Interest	21,648

Total income	44,522,807

EXPENSES
Investment management fees	11,977,598
Distribution fees - Class IB	3,320,774
Administrative fees	2,158,803
Distribution fees - Class IA	228,594
Printing and mailing expenses	214,839
Professional fees	84,786
Custodian fees	73,501
Trustees’ fees	59,638
Miscellaneous	67,026

Gross expenses	18,185,559
Less: Fees paid indirectly	(284,695)

Net expenses	17,900,864

NET INVESTMENT INCOME (LOSS)	26,621,943

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	522,083,236
Net change in unrealized appreciation (depreciation) on investments	162,078,314

NET REALIZED AND UNREALIZED GAIN (LOSS)	684,161,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$710,783,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,621,943	$35,833,154
Net realized gain (loss) on investments	522,083,236	74,254,701
Net change in unrealized appreciation (depreciation) on investments	162,078,314	171,567,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	710,783,493	281,655,010

DIVIDENDS:
Dividends from net investment income
Class IA	(1,633,422)	(1,070,165)
Class IB	(12,428,489)	(24,229,656)
Class K	(12,521,421)	(10,552,112)

TOTAL DIVIDENDS	(26,583,332)	(35,851,933)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,728,807 and 1,209,050 shares, respectively ]	30,753,244	17,085,606
Capital shares issued in reinvestment of dividends [ 84,114 and 72,965 shares, respectively ]	1,633,422	1,070,165
Capital shares repurchased [ (768,988) and (576,458) shares, respectively ]	(13,601,438)	(8,231,373)

Total Class IA transactions	18,785,228	9,924,398

Class IB
Capital shares sold [ 4,786,285 and 6,374,245 shares, respectively ]	83,863,325	90,410,908
Capital shares issued in reinvestment of dividends [ 638,430 and 1,647,725 shares, respectively ]	12,428,489	24,229,656
Capital shares repurchased [ (12,763,539) and (14,105,780) shares, respectively ]	(216,720,851)	(201,413,345)
Capital shares repurchased in-kind (Note 9)[ (56,155,603) and 0 shares, respectively ]	(1,034,625,606)	—

Total Class IB transactions	(1,155,054,643)	(86,772,781)

Class K
Capital shares sold [ 548,652 and 1,364,492 shares, respectively ]	10,037,819	18,609,878
Capital shares issued in reinvestment of dividends [ 644,925 and 719,540 shares, respectively ]	12,521,421	10,552,112
Capital shares repurchased [ (3,830,748) and (3,945,438) shares, respectively ]	(68,242,348)	(56,108,046)
Capital shares repurchased in-kind (Note 9)[ (5) and 0 shares, respectively ]	(92)	—

Total Class K transactions	(45,683,200)	(26,946,056)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,181,952,615)	(103,794,439)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(497,752,454)	142,008,638
NET ASSETS:
Beginning of year	2,226,673,845	2,084,665,207

End of year (a)	$1,728,921,391	$2,226,673,845

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$38,611	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.60	$13.05	$13.65	$12.30	$9.67

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.22 (e)	0.20 (e)	0.19 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	5.30	1.56	(0.60)	1.36	2.72

Total from investment operations	5.51	1.78	(0.40)	1.55	2.94

Less distributions:
Dividends from net investment income	(0.29)	(0.23)	(0.20)	(0.20)	(0.31)

Net asset value, end of year	$19.82	$14.60	$13.05	$13.65	$12.30

Total return	37.77%	13.62%	(2.86)%	12.60%	30.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,640	$69,955	$53,307	$503,310	$455,102
Ratio of expenses to average net assets:
After fees paid indirectly	0.94%	0.94%	0.67%	0.70%	0.71%
Before fees paid indirectly	0.95%	0.95%	0.69%	0.70%	0.72%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.19%	1.56%	1.43%	1.56%	2.26%
Before fees paid indirectly	1.18%	1.56%	1.41%	1.55%	2.25%
Portfolio turnover rate	50%	46%	64%	56%	44%

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$14.64	$13.08	$13.69		$12.34	$9.69

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.22 (e)	0.18	(e)	0.16 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments	5.32	1.57	(0.62)		1.35	2.74

Total from investment operations	5.52	1.79	(0.44)		1.51	2.93

Less distributions:
Dividends from net investment income	(0.29)	(0.23)	(0.17)		(0.16)	(0.28)

Net asset value, end of year	$19.87	$14.64	$13.08		$13.69	$12.34

Total return	37.74%	13.67%	(3.17)%		12.28%	30.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$868,200	$1,569,255	$1,482,030		$1,533,557	$1,339,930
Ratio of expenses to average net assets:
After fees paid indirectly	0.94%	0.94%	0.92	%(c)	0.94%	0.96%
Before fees paid indirectly	0.95%	0.95%	0.94%		0.95%	0.97%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.18%	1.55%	1.30%		1.31%	1.85%
Before fees paid indirectly	1.17%	1.54%	1.28%		1.30%	1.84%
Portfolio turnover rate	50%	46%	64%		56%	44%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$14.60	$13.05	$12.24

Income (loss) from investment operations:
Net investment income (loss)	0.25 (e)	0.26 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments	5.31	1.56	0.93

Total from investment operations	5.56	1.82	1.01

Less distributions:
Dividends from net investment income	(0.34)	(0.27)	(0.20)

Net asset value, end of period	$19.82	$14.60	$13.05

Total return (b)	38.11%	13.91%	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$745,081	$587,464	$549,328
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.69%	0.69%	0.69%
Before fees paid indirectly (a)	0.70%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	1.45%	1.80%	1.87%
Before fees paid indirectly (a)	1.43%	1.79%	1.87%
Portfolio turnover rate	50%	46%	64%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	31.63%	14.97%	7.53%
Portfolio – Class IB Shares*	31.72	14.83	7.35
Portfolio – Class K Shares***	31.96	N/A	25.29
Russell 1000® Value Index	32.53	16.67	7.58

*    Date of inception 12/1/98.

**   Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.63% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 32.53% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

The Financials sector provided the greatest contribution to Portfolio return. Companies whose fortunes are tied to the soaring stock market added significantly to returns, including Ameriprise, the broker/dealer based in Minneapolis. Insurance companies Prudential and Hartford Insurance saw shares soar as markets rallied.

•	Defense contractors Northrup Grumman and Exelis, Inc. both contributed to the Portfolio’s bottom line.

•	The Materials sector added significantly to Portfolio returns.

What hurt performance during the year:

•	The Energy sector detracted from relative performance. An overweight position in ultra-deep water driller Seadrill hurt performance and a short and poorly timed investment in Arch Coal also detracted.

•

Consumer Staples proved to be a difficult sector in 2013. Specifically, shares of tobacco grower Universal Corp. suffered as demand softened and costs rose. Lastly, shares of WalMart, the world’s largest retailer, suffered through a soft year, as size and weak consumer spending held back share gains.

Portfolio Positioning and Outlook

Global growth is expected to pick up in 2014, driving earnings acceleration, but the data remain tenuous. China’s economy appears to be stabilizing but could decelerate further. Latin America is struggling with inflation and/or growth issues, many emerging market economies are struggling and developed Europe, while significantly improved, does not appear likely to us to show growth leadership. Thus, we believe much of the heavy lifting will again fall on the shoulders of the United States.

The big run up in the final three months of 2013 put the S&P 500 Index much closer to fully valued than the beginning of the year, making it vulnerable to a negative earnings surprise. Still, we continue to view the market as reasonably priced, conditioned on accelerating earnings growth and support from the Federal Reserve. We think the latter is a given, whereas the primary risk lies with the former. Consequently, at year end we maintained a barbell strategy within the portfolio, holding a balanced mix of defensive and cyclical positions.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	26.8%
Energy	13.0
Health Care	11.4
Information Technology	11.2
Consumer Discretionary	10.9
Industrials	8.6
Consumer Staples	6.0
Materials	5.6
Utilities	3.8
Telecommunication Services	2.5
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,154.72	$5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,154.29	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,155.88	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.9%)
Automobiles (1.3%)
Ford Motor Co.	716,288	$11,052,324

Hotels, Restaurants & Leisure (2.5%)
Brinker International, Inc.	222,932	10,330,669
Cedar Fair LP	103,598	5,136,389
Wendy’s Co.	670,292	5,844,946

		21,312,004

Leisure Equipment & Products (1.9%)
Mattel, Inc.	124,033	5,901,490
Polaris Industries, Inc.	70,347	10,245,337

		16,146,827

Media (3.3%)
Gannett Co., Inc.	567,102	16,774,877
Regal Entertainment Group, Class A	241,600	4,699,120
Time Warner Cable, Inc.	47,400	6,422,700

		27,896,697

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A	264,800	8,714,568
Williams-Sonoma, Inc.	131,794	7,680,954

		16,395,522

Total Consumer Discretionary		92,803,374

Consumer Staples (6.0%)
Food & Staples Retailing (2.9%)
Sysco Corp.	156,856	5,662,502
Walgreen Co.	184,604	10,603,654
Wal-Mart Stores, Inc.	103,374	8,134,500

		24,400,656

Food Products (0.9%)
Campbell Soup Co.	177,600	7,686,528

Household Products (0.9%)
Procter & Gamble Co.	94,798	7,717,505

Personal Products (0.6%)
Herbalife Ltd.	63,700	5,013,190

Tobacco (0.7%)
Altria Group, Inc.	166,000	6,372,740

Total Consumer Staples		51,190,619

Energy (13.0%)
Energy Equipment & Services (1.2%)
Seadrill Ltd.	237,191	9,743,806

Oil, Gas & Consumable Fuels (11.8%)
Chevron Corp.	82,950	10,361,285
ConocoPhillips Co.	336,855	23,798,806
Enerplus Corp.	340,913	6,197,798
Exxon Mobil Corp.	276,271	27,958,625
Marathon Oil Corp.	334,000	11,790,200
Murphy Oil Corp.	203,800	13,222,544
Western Refining, Inc.	161,000	6,828,010

		100,157,268

Total Energy		109,901,074

Financials (26.8%)
Capital Markets (7.2%)
Ameriprise Financial, Inc.	140,766	$16,195,128
Goldman Sachs Group, Inc.	126,240	22,377,303
Morgan Stanley	459,820	14,419,955
Waddell & Reed Financial, Inc., Class A	131,000	8,530,720

		61,523,106

Commercial Banks (6.0%)
Bank of Montreal	153,653	10,242,509
Fifth Third Bancorp	295,273	6,209,591
KeyCorp.	1,068,238	14,335,754
PNC Financial Services Group, Inc.	128,661	9,981,520
SunTrust Banks, Inc.	268,003	9,865,191

		50,634,565

Diversified Financial Services (6.8%)
Citigroup, Inc.	375,282	19,555,945
JPMorgan Chase & Co.	657,048	38,424,167

		57,980,112

Insurance (5.2%)
Aegon N.V. (N.Y. Shares)	533,798	5,060,405
Endurance Specialty Holdings Ltd.	187,972	11,028,317
Hartford Financial Services Group, Inc.	209,262	7,581,562
Prudential Financial, Inc.	168,249	15,515,923
XL Group plc	169,246	5,388,793

		44,575,000

Real Estate Investment Trusts (REITs) (1.6%)
Extra Space Storage, Inc. (REIT)	220,867	9,305,127
Sun Communities, Inc. (REIT)	90,996	3,880,069

		13,185,196

Total Financials		227,897,979

Health Care (11.4%)
Biotechnology (1.0%)
Amgen, Inc.	75,687	8,640,428

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	217,165	8,323,935

Health Care Providers & Services (5.4%)
AmerisourceBergen Corp.	73,765	5,186,417
Cardinal Health, Inc.	186,700	12,473,427
HealthSouth Corp.	239,500	7,980,140
UnitedHealth Group, Inc.	155,000	11,671,500
WellPoint, Inc.	95,553	8,828,142

		46,139,626

Pharmaceuticals (4.0%)
Eli Lilly and Co.	265,008	13,515,408
Johnson & Johnson	97,617	8,940,741
Merck & Co., Inc.	103,670	5,188,683
Pfizer, Inc.	206,630	6,329,077

		33,973,909

Total Health Care		97,077,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Industrials (8.6%)
Aerospace & Defense (3.3%)
Exelis, Inc.	360,636	$6,873,722
Northrop Grumman Corp.	184,768	21,176,261

		28,049,983

Industrial Conglomerates (1.9%)
General Electric Co.	289,393	8,111,686
Koninklijke Philips N.V. (N.Y. Shares)	205,844	7,610,052

		15,721,738

Machinery (0.9%)
Harsco Corp.	265,297	7,436,275

Road & Rail (1.2%)
Ryder System, Inc.	141,200	10,417,736

Trading Companies & Distributors (1.3%)
TAL International Group, Inc.	189,610	10,874,133

Total Industrials		72,499,865

Information Technology (11.2%)
Communications Equipment (2.7%)
Cisco Systems, Inc.	574,000	12,886,300
Harris Corp.	141,500	9,878,115

		22,764,415

Computers & Peripherals (3.0%)
Apple, Inc.	18,099	10,155,530
Hewlett-Packard Co.	353,000	9,876,940
Lexmark International, Inc., Class A	165,600	5,882,112

		25,914,582

Internet Software & Services (0.9%)
IAC/InterActiveCorp.	114,350	7,854,702

IT Services (2.3%)
Accenture plc, Class A	122,752	10,092,669
Booz Allen Hamilton Holding Corp.	478,800	9,169,020

		19,261,689

Office Electronics (1.5%)
Xerox Corp.	1,043,500	12,699,395

Semiconductors & Semiconductor Equipment (0.8%)
Texas Instruments, Inc.	155,718	6,837,577

Total Information Technology		95,332,360

Materials (5.6%)
Chemicals (4.5%)
Dow Chemical Co.	294,400	13,071,360
Eastman Chemical Co.	112,427	9,072,859
Huntsman Corp.	249,918	6,147,983
LyondellBasell Industries N.V., Class A	121,897	9,785,891

		38,078,093

Metals & Mining (1.1%)
Freeport-McMoRan Copper & Gold, Inc.	236,900	8,940,606

Total Materials		47,018,699

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	315,000	$11,075,400
Verizon Communications, Inc.	114,065	5,605,154

		16,680,554

Wireless Telecommunication Services (0.5%)
Telephone & Data Systems, Inc.	178,800	4,609,464

Total Telecommunication Services		21,290,018

Utilities (3.8%)
Electric Utilities (0.9%)
Edison International	174,000	8,056,200

Gas Utilities (0.5%)
UGI Corp.	107,200	4,444,512

Multi-Utilities (1.9%)
CMS Energy Corp.	590,902	15,818,447

Water Utilities (0.5%)
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	370,818	4,205,076

Total Utilities		32,524,235

Total Investments (99.8%) (Cost $603,969,818)		847,536,121
Other Assets Less Liabilities (0.2%)		1,997,179

Net Assets (100%)		$849,533,300

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$92,803,374	$—	$—	$92,803,374
Consumer Staples	51,190,619	—	—	51,190,619
Energy	109,901,074	—	—	109,901,074
Financials	227,897,979	—	—	227,897,979
Health Care	97,077,898	—	—	97,077,898
Industrials	72,499,865	—	—	72,499,865
Information Technology	95,332,360	—	—	95,332,360
Materials	47,018,699	—	—	47,018,699
Telecommunication Services	21,290,018	—	—	21,290,018
Utilities	32,524,235	—	—	32,524,235

Total Assets	$847,536,121	$—	$—	$847,536,121

Total Liabilities	$—	$—	$—	$—

Total	$847,536,121	$—	$—	$847,536,121

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$527,925,264
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$549,523,462

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$241,391,966
Aggregate gross unrealized depreciation	(3,808,868)

Net unrealized appreciation	$237,583,098

Federal income tax cost of investments	$609,953,023

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $603,969,818)	$847,536,121
Cash	2,650,930
Dividends, interest and other receivables	995,483
Receivable from Separate Accounts for Trust shares sold	272,208
Other assets	4,322

Total assets	851,459,064

LIABILITIES
Payable for securities purchased	734,732
Payable to Separate Accounts for Trust shares redeemed	542,282
Investment management fees payable	464,789
Administrative fees payable	81,746
Distribution fees payable - Class IB	33,301
Distribution fees payable - Class IA	8,461
Accrued expenses	60,453

Total liabilities	1,925,764

NET ASSETS	$849,533,300

Net assets were comprised of:
Paid in capital	$603,325,979
Accumulated undistributed net investment income (loss)	908,899
Accumulated undistributed net realized gain (loss) on investments	1,732,119
Net unrealized appreciation (depreciation) on investments	243,566,303

Net assets	$849,533,300

Class IA
Net asset value, offering and redemption price per share, $40,638,612 / 5,999,222 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.77

Class IB
Net asset value, offering and redemption price per share, $160,887,159 / 23,665,451 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.80

Class K
Net asset value, offering and redemption price per share, $648,007,529 / 95,649,557 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $89,066 foreign withholding tax)	$25,120,549
Interest	25,802

Total income	25,146,351

EXPENSES
Investment management fees	7,145,461
Administrative fees	998,965
Distribution fees - Class IB	808,070
Printing and mailing expenses	99,593
Distribution fees - Class IA	87,444
Professional fees	58,286
Custodian fees	38,500
Trustees’ fees	26,580
Miscellaneous	22,914

Gross expenses	9,285,813
Less: Waiver from investment manager	(744,800)

Net expenses	8,541,013

NET INVESTMENT INCOME (LOSS)	16,605,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	172,966,814
Net change in unrealized appreciation (depreciation) on investments	82,345,695

NET REALIZED AND UNREALIZED GAIN (LOSS)	255,312,509

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$271,917,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,605,338	$19,162,051
Net realized gain (loss) on investments	172,966,814	30,401,291
Net change in unrealized appreciation (depreciation) on investments	82,345,695	96,074,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	271,917,847	145,638,057

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(695,513)	(527,571)
Class IB	(2,733,447)	(7,529,560)
Class K	(12,642,912)	(11,143,852)

	(16,071,872)	(19,200,983)

Distributions from net realized capital gains
Class IA	(4,189,231)	(320,210)
Class IB	(16,453,346)	(4,557,894)
Class K	(66,852,486)	(5,942,806)

	(87,495,063)	(10,820,910)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(103,566,935)	(30,021,893)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,852,266 and 2,020,056 shares, respectively ]	12,405,023	11,484,975
Capital shares issued in reinvestment of dividends and distributions [ 737,380 and 144,464 shares, respectively ]	4,884,744	847,781
Capital shares repurchased [ (1,414,868) and (1,377,023) shares, respectively ]	(9,519,520)	(7,715,936)

Total Class IA transactions	7,770,247	4,616,820

Class IB
Capital shares sold [ 9,024,943 and 16,581,750 shares, respectively ]	58,560,875	94,714,331
Capital shares issued in reinvestment of dividends and distributions [ 2,885,958 and 2,053,279 shares, respectively ]	19,186,793	12,087,454
Capital shares repurchased [ (11,420,370) and (9,887,296) shares, respectively ]	(75,605,744)	(56,165,590)
Capital shares repurchased in-kind (Note 9)[ (45,687,449) and 0 shares, respectively ]	(324,664,487)	—

Total Class IB transactions	(322,522,563)	50,636,195

Class K
Capital shares sold [ 2,723,653 and 3,122,355 shares, respectively ]	18,373,483	17,019,476
Capital shares issued in reinvestment of dividends and distributions [ 11,998,061 and 2,912,031 shares, respectively ]	79,495,398	17,086,658
Capital shares repurchased [ (9,075,276) and (9,564,430) shares, respectively ]	(62,201,015)	(54,425,494)
Capital shares repurchased in-kind (Note 9)[ (19) and 0 shares, respectively ]	(132)	—

Total Class K transactions	35,667,734	(20,319,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(279,084,582)	34,933,655

TOTAL INCREASE (DECREASE) IN NET ASSETS	(110,733,670)	150,549,819
NET ASSETS:
Beginning of year	960,266,970	809,717,151

End of year (a)	$849,533,300	$960,266,970

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$908,899	$300,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$5.86	$5.13	$5.25	$4.64	$4.26

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.13 (e)	0.12 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	1.72	0.80	(0.14)	0.62	0.38

Total from investment operations	1.83	0.91	(0.01)	0.74	0.50

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.11)	(0.13)	(0.12)
Distributions from net realized gains	(0.79)	(0.07)	—	—	—

Total dividends and distributions	(0.92)	(0.18)	(0.11)	(0.13)	(0.12)

Net asset value, end of year	$6.77	$5.86	$5.13	$5.25	$4.64

Total return	31.63%	17.74%	(0.07)%	16.00%	11.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,639	$28,261	$20,706	$413,037	$484,617
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly	1.05%	1.05%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly	1.13%	1.13%	0.88%	0.88%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers	1.59%	2.00%	2.39%	2.42%	3.01%
After waivers and fees paid indirectly	1.59%	2.00%	2.39%	2.42%	3.01%
Before waivers and fees paid indirectly	1.51%	1.92%	2.31%	2.34%	2.91%
Portfolio turnover rate	58%	56%	68%	64%	88%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$5.88	$5.14	$5.27	$4.66	$4.27

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.11 (e)	0.11 (e)	0.11 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments	1.74	0.81	(0.14)	0.62	0.39

Total from investment operations	1.84	0.92	(0.03)	0.73	0.50

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.10)	(0.12)	(0.11)
Distributions from net realized gains	(0.79)	(0.07)	—	—	—

Total dividends and distributions	(0.92)	(0.18)	(0.10)	(0.12)	(0.11)

Net asset value, end of year	$6.80	$5.88	$5.14	$5.27	$4.66

Total return	31.72%	17.90%	(0.51)%	15.65%	11.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$160,887	$404,727	$309,284	$317,193	$277,367
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly	1.13%	1.13%	1.13%	1.13%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	1.56%	2.01%	2.09%	2.18%	2.78%
After waivers and fees paid indirectly	1.56%	2.01%	2.09%	2.18%	2.78%
Before waivers and fees paid indirectly	1.49%	1.93%	2.02%	2.10%	2.68%
Portfolio turnover rate	58%	56%	68%	64%	88%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$5.86	$5.13	$4.81

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.13 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	1.73	0.80	0.39

Total from investment operations	1.85	0.93	0.43

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.11)
Distributions from net realized gains	(0.79)	(0.07)	—

Total dividends and distributions	(0.94)	(0.20)	(0.11)

Net asset value, end of period	$6.77	$5.86	$5.13

Total return (b)	31.96%	18.04%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$648,008	$527,279	$479,728
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly (a)	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.84%	2.24%	2.23%
After waivers and fees paid indirectly (a)	1.84%	2.24%	2.23%
Before waivers and fees paid indirectly (a)	1.76%	2.16%	2.16%
Portfolio turnover rate	58%	56%	68%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Calvert Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio — Class IA Shares**	34.31%	18.47%	5.56%
Portfolio — Class IB Shares*	34.27	18.28	5.37
The Calvert Social Index®	35.69	19.84	7.16
* Date of inception 9/1/99. ** Date of inception 10/2/02. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 34.31% for the year ended December 31, 2013. The Portfolio’s benchmark, The Calvert Social Index®, returned 35.69% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The Information Technology sector was the largest contributor to performance. Information Technology is the largest sector within the Calvert Social Index.

•	The other top performing sectors were Consumer Discretionary, Health Care, Financials, and Industrials.

•	The largest company contributor to performance for the year was Google Inc. Google Inc. became the second largest holdings of the Calvert Social Index in 2013.

What hurt performance during the year:

•	The smallest contributor was the Telecommunications sector, although it still provided positive returns.

Portfolio Positioning and Outlook

As of December 31, 2013, the Portfolio’s four largest sector allocations were to Information Technology, Financials, Consumer Discretionary and Health Care.

We expect the U.S. economic recovery to continue to gain strength into 2014 and to provide a firm foundation for continued improvements in growth and employment, even in the face of the Federal Reserve’s tapering activities. It is important to remember that the Federal Reserve’s taper is merely an inflection point in its provision of extraordinary post-crisis support. The Federal Reserve still provides levels of support far above and beyond historical norms; it merely has switched from expanding to reducing that level gradually over time. Moreover, should the withdrawal of Federal Reserve support unexpectedly push the economy back into recession, there is no reason to think the Federal Reserve would not slow or even reverse its decisions, unless inflation becomes a serious problem.

A bigger question is whether equity valuations already reflect current growth expectations, or whether there is room for continued price/earnings multiple expansion in 2014. Returns in 2013 already include a substantial component of multiple expansion, and so it is possible that financial markets may need to rest a bit in order to digest that expansion before moving any higher. However, we do think that improvements in the consumer balance sheet and employment, in combination with likely continued headwinds in fixed income, mean that more people will be ready to put investment money to work, and especially into equities. In this environment, it seems reasonable to expect continued multiple expansion in 2014, even if at a slower rate than was observed in 2013.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	26.0%
Financials	18.4
Health Care	16.0
Consumer Discretionary	15.5
Consumer Staples	8.8
Industrials	8.3
Telecommunication Services	2.2
Energy	2.0
Materials	1.5
Utilities	0.9
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,171.91	$5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.85
Class IB
Actual	1,000.00	1,172.05	5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.85

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.95% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.5%)
Auto Components (0.8%)
Autoliv, Inc.	921	$84,548
BorgWarner, Inc.	2,204	123,226
Delphi Automotive plc.	2,716	163,313
Gentex Corp.	1,389	45,823
Johnson Controls, Inc.	6,589	338,016
Tenneco, Inc.*	586	33,150
TRW Automotive Holdings Corp.*	1,127	83,837
Visteon Corp.*	480	39,307

		911,220

Automobiles (0.7%)
Ford Motor Co.	39,399	607,927
Harley-Davidson, Inc.	2,144	148,450
Tesla Motors, Inc.*	782	117,597

		873,974

Distributors (0.1%)
Genuine Parts Co.	1,489	123,870
Pool Corp.	448	26,047

		149,917

Diversified Consumer Services (0.1%)
DeVry Education Group, Inc.	544	19,312
Outerwall, Inc.*	270	18,163
Sotheby’s, Inc.	657	34,952
Weight Watchers International, Inc.	259	8,529

		80,956

Hotels, Restaurants & Leisure (1.6%)
Brinker International, Inc.	637	29,518
Cheesecake Factory, Inc.	476	22,976
Chipotle Mexican Grill, Inc.*	297	158,236
Darden Restaurants, Inc.	1,253	68,126
Dunkin’ Brands Group, Inc.	1,023	49,309
McDonald’s Corp.	9,766	947,595
Panera Bread Co., Class A*	269	47,530
Starbucks Corp.	7,389	579,224
Vail Resorts, Inc.	346	26,029
Wendy’s Co.	2,721	23,727

		1,952,270

Household Durables (0.5%)
D.R. Horton, Inc.*	2,742	61,201
Garmin Ltd.	1,185	54,771
Harman International Industries, Inc.	654	53,530
Mohawk Industries, Inc.*	585	87,107
PulteGroup, Inc.	3,377	68,790
Ryland Group, Inc.	445	19,317
Tempur Sealy International, Inc.*	580	31,297
Tupperware Brands Corp.	497	46,981
Whirlpool Corp.	763	119,684

		542,678

Internet & Catalog Retail (2.2%)
Amazon.com, Inc.*	3,630	1,447,608
Expedia, Inc.	1,088	75,790

Liberty Interactive Corp.	4,655	$136,624
Liberty Ventures*	340	41,681
Netflix, Inc.*	566	208,384
priceline.com, Inc.*	495	575,388
TripAdvisor, Inc.*	1,079	89,374

		2,574,849

Leisure Equipment & Products (0.3%)
Hasbro, Inc.	1,110	61,061
Mattel, Inc.	3,316	157,775
Polaris Industries, Inc.	617	89,860

		308,696

Media (4.1%)
AMC Networks, Inc., Class A*	570	38,823
CBS Corp. (Non-Voting), Class B	5,414	345,088
Charter Communications, Inc., Class A*	649	88,757
DIRECTV*	4,922	340,061
Discovery Communications, Inc., Class A*	2,229	201,546
DISH Network Corp., Class A*	2,027	117,404
DreamWorks Animation SKG, Inc., Class A*	686	24,353
Gannett Co., Inc.	2,204	65,194
Graham Holdings Co., Class B*	41	27,196
John Wiley & Sons, Inc., Class A	445	24,564
Lamar Advertising Co., Class A*	626	32,708
Liberty Global plc, Class A*	3,632	323,212
Liberty Media Corp., Class A*	992	145,278
Madison Square Garden Co., Class A*	587	33,799
Meredith Corp.	356	18,441
Morningstar, Inc.	205	16,008
Omnicom Group, Inc.	2,472	183,843
Regal Entertainment Group, Class A	759	14,763
Scripps Networks Interactive, Inc., Class A	1,052	90,903
Sirius XM Holdings, Inc.*	30,348	105,915
Starz, Class A*	940	27,486
Time Warner Cable, Inc.	2,749	372,490
Time Warner, Inc.	8,988	626,643
Viacom, Inc., Class B	4,178	364,907
Walt Disney Co.	16,360	1,249,904

		4,879,286

Multiline Retail (0.8%)
Big Lots, Inc.*	560	18,082
Dillard’s, Inc., Class A	258	25,080
Dollar General Corp.*	2,862	172,636
Dollar Tree, Inc.*	2,142	120,852
Family Dollar Stores, Inc.	926	60,162
Kohl’s Corp.	1,962	111,344
Nordstrom, Inc.	1,386	85,655
Target Corp.	6,072	384,175

		977,986

Specialty Retail (3.4%)
Aaron’s, Inc.	730	21,462
Advance Auto Parts, Inc.	700	77,476
American Eagle Outfitters, Inc.	1,625	23,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Ascena Retail Group, Inc.*	1,224	$25,900
Bed Bath & Beyond, Inc.*	2,097	168,389
Best Buy Co., Inc.	2,594	103,449
Buckle, Inc.	269	14,139
CarMax, Inc.*	2,152	101,187
Chico’s FAS, Inc.	1,548	29,164
CST Brands, Inc.	582	21,371
DSW, Inc., Class A	700	29,911
GameStop Corp., Class A	1,131	55,713
Gap, Inc.	2,651	103,601
GNC Holdings, Inc., Class A	945	55,235
Home Depot, Inc.	13,969	1,150,208
L Brands, Inc.	2,341	144,791
Lowe’s Cos., Inc.	10,418	516,212
Lumber Liquidators Holdings, Inc.*	265	27,266
O’Reilly Automotive, Inc.*	1,044	134,373
PetSmart, Inc.	999	72,677
Pier 1 Imports, Inc.	1,028	23,726
Ross Stores, Inc.	2,083	156,079
Sally Beauty Holdings, Inc.*	1,438	43,471
Signet Jewelers Ltd.	775	60,993
Staples, Inc.	6,402	101,728
Tiffany & Co.	1,057	98,068
TJX Cos., Inc.	6,882	438,590
Tractor Supply Co.	1,342	104,112
Ulta Salon Cosmetics & Fragrance, Inc.*	613	59,167
Williams-Sonoma, Inc.	854	49,771

		4,011,629

Textiles, Apparel & Luxury Goods (0.9%)
Deckers Outdoor Corp.*	332	28,041
Fifth & Pacific Cos., Inc.*	1,179	37,811
Fossil Group, Inc.*	483	57,931
Hanesbrands, Inc.	953	66,967
Michael Kors Holdings Ltd.*	1,718	139,484
NIKE, Inc., Class B	7,214	567,309
PVH Corp.	785	106,776
Under Armour, Inc., Class A*	771	67,308
Wolverine World Wide, Inc.	964	32,737

		1,104,364

Total Consumer Discretionary		18,367,825

Consumer Staples (8.8%)
Beverages (2.4%)
Coca-Cola Co.	37,466	1,547,720
Dr. Pepper Snapple Group, Inc.	1,964	95,686
PepsiCo, Inc.	15,205	1,261,103

		2,904,509

Food & Staples Retailing (2.1%)
Casey’s General Stores, Inc.	369	25,922
Costco Wholesale Corp.	4,320	514,123
CVS Caremark Corp.	12,094	865,568
Fresh Market, Inc.*	385	15,593
Harris Teeter Supermarkets, Inc.	475	23,441
Safeway, Inc.	2,184	71,133
Sysco Corp.	5,664	204,470
United Natural Foods, Inc.*	474	35,735
Walgreen Co.	8,378	481,232
Whole Foods Market, Inc.	3,583	207,205

		2,444,422

Food Products (1.3%)
Campbell Soup Co.	1,718	$74,355
Darling International, Inc.*	1,137	23,741
Flowers Foods, Inc.	1,677	36,005
General Mills, Inc.	6,174	308,144
Green Mountain Coffee Roasters, Inc.*	1,262	95,382
Hain Celestial Group, Inc.*	458	41,577
Hershey Co.	1,438	139,817
Ingredion, Inc.	746	51,071
J.M. Smucker Co.	1,011	104,760
Kellogg Co.	2,474	151,087
Kraft Foods Group, Inc.	5,733	309,123
Lancaster Colony Corp.	186	16,396
McCormick & Co., Inc. (Non-Voting)	1,270	87,529
TreeHouse Foods, Inc.*	350	24,122
WhiteWave Foods Co., Class A*	1,665	38,195

		1,501,304

Household Products (2.8%)
Church & Dwight Co., Inc.	1,333	88,351
Clorox Co.	1,254	116,321
Colgate-Palmolive Co.	8,691	566,740
Kimberly-Clark Corp.	3,688	385,249
Procter & Gamble Co.	26,756	2,178,206

		3,334,867

Personal Products (0.2%)
Avon Products, Inc.	4,177	71,928
Estee Lauder Cos., Inc., Class A	2,459	185,212

		257,140

Total Consumer Staples		10,442,242

Energy (2.0%)
Energy Equipment & Services (0.5%)
Bristow Group, Inc.	350	26,271
Cameron International Corp.*	2,368	140,967
CARBO Ceramics, Inc.	191	22,257
Dresser-Rand Group, Inc.*	733	43,709
Dril-Quip, Inc.*	391	42,983
FMC Technologies, Inc.*	2,279	118,986
Helix Energy Solutions Group, Inc.*	945	21,905
Noble Corp. plc.	2,438	91,352
SEACOR Holdings, Inc.*	180	16,416
Tidewater, Inc.	475	28,153
Unit Corp.*	419	21,629

		574,628

Oil, Gas & Consumable Fuels (1.5%)
Cheniere Energy, Inc.*	2,092	90,207
Cimarex Energy Co.	830	87,075
Denbury Resources, Inc.*	3,579	58,803
Energen Corp.	694	49,100
EOG Resources, Inc.	2,677	449,308
EQT Corp.	1,442	129,463
Pioneer Natural Resources Co.	1,332	245,181
QEP Resources, Inc.	1,726	52,902
Range Resources Corp.	1,572	132,535
SemGroup Corp., Class A	408	26,614
SM Energy Co.	643	53,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Southwestern Energy Co.*	3,385	$133,132
Spectra Energy Corp.	6,445	229,571
Teekay Corp.	365	17,524
Whiting Petroleum Corp.*	1,146	70,903
World Fuel Services Corp.	700	30,212

		1,855,970

Total Energy		2,430,598

Financials (18.4%)
Capital Markets (3.2%)
Affiliated Managers Group, Inc.*	508	110,175
Bank of New York Mellon Corp.	11,060	386,436
BlackRock, Inc.	1,211	383,245
Charles Schwab Corp.	11,119	289,094
E*TRADE Financial Corp.*	2,768	54,363
Eaton Vance Corp.	1,167	49,936
Federated Investors, Inc., Class B	904	26,035
Franklin Resources, Inc.	3,909	225,667
Goldman Sachs Group, Inc.	4,080	723,221
Invesco Ltd.	4,259	155,028
Janus Capital Group, Inc.	1,628	20,138
Legg Mason, Inc.	1,043	45,350
Morgan Stanley	13,373	419,377
Northern Trust Corp.	2,172	134,425
SEI Investments Co.	1,391	48,309
State Street Corp.	4,289	314,770
Stifel Financial Corp.*	568	27,219
T. Rowe Price Group, Inc.	2,503	209,676
TD Ameritrade Holding Corp	2,276	69,737
Waddell & Reed Financial, Inc., Class A	822	53,529

		3,745,730

Commercial Banks (4.6%)
Associated Banc-Corp.	1,597	27,788
Bank of Hawaii Corp.	428	25,312
BB&T Corp.	6,769	252,619
BOK Financial Corp.	220	14,590
CapitalSource, Inc.	1,891	27,174
CIT Group, Inc.	1,939	101,080
City National Corp./California	454	35,966
Comerica, Inc.	1,777	84,479
Commerce Bancshares, Inc./Missouri	778	34,940
Cullen/Frost Bankers, Inc.	504	37,513
East West Bancorp, Inc.	1,324	46,300
F.N.B. Corp./Pennsylvania	1,398	17,643
Fifth Third Bancorp	8,536	179,512
First Horizon National Corp.	2,313	26,946
First Niagara Financial Group, Inc.	3,407	36,182
First Republic Bank/California	1,191	62,349
FirstMerit Corp.	1,590	35,346
Fulton Financial Corp.	1,864	24,381
Hancock Holding Co.	790	28,977
Huntington Bancshares, Inc./Ohio	7,976	76,968
IBERIABANK Corp.	285	17,912
KeyCorp.	8,785	117,895
M&T Bank Corp.	1,252	145,758
PNC Financial Services Group, Inc.	5,112	396,589

Popular, Inc.*	991	$28,471
Prosperity Bancshares, Inc.	539	34,167
Regions Financial Corp.	13,434	132,862
Signature Bank/New York*	454	48,769
SunTrust Banks, Inc.	5,177	190,565
Susquehanna Bancshares, Inc.	1,802	23,138
SVB Financial Group*	437	45,824
Synovus Financial Corp.	9,381	33,772
TCF Financial Corp.	1,582	25,707
U.S. Bancorp/Minnesota	17,969	725,948
UMB Financial Corp.	356	22,884
Umpqua Holdings Corp.	1,076	20,595
Valley National Bancorp.	1,922	19,451
Webster Financial Corp.	869	27,095
Wells Fargo & Co.	47,205	2,143,107
Zions Bancorp	1,774	53,149

		5,429,723

Consumer Finance (1.4%)
American Express Co.	9,064	822,377
Capital One Financial Corp.	5,629	431,237
Discover Financial Services	4,655	260,447
Portfolio Recovery Associates, Inc.*	488	25,786
SLM Corp.	4,192	110,166

		1,650,013

Diversified Financial Services (5.3%)
Bank of America Corp.	105,762	1,646,714
CBOE Holdings, Inc.	843	43,802
Citigroup, Inc.	29,754	1,550,481
CME Group, Inc./Illinois	3,023	237,185
IntercontinentalExchange Group, Inc.	1,100	247,412
JPMorgan Chase & Co.	36,905	2,158,204
McGraw Hill Financial, Inc.	2,648	207,074
Moody’s Corp.	1,865	146,347
MSCI, Inc.*	1,164	50,890
NASDAQ OMX Group, Inc.	1,109	44,138

		6,332,247

Insurance (3.4%)
ACE Ltd.	3,273	338,854
Aflac, Inc.	4,467	298,396
Alleghany Corp.*	161	64,394
Allied World Assurance Co. Holdings AG	333	37,566
American Financial Group, Inc./Ohio	684	39,480
Aon plc.	2,955	247,895
Arch Capital Group Ltd.*	1,129	67,390
Arthur J. Gallagher & Co.	1,227	57,583
Aspen Insurance Holdings Ltd.	649	26,810
Assured Guaranty Ltd.	1,675	39,513
Axis Capital Holdings Ltd.	1,022	48,617
Brown & Brown, Inc.	1,144	35,910
Chubb Corp.	2,456	237,323
Cincinnati Financial Corp.	1,416	74,156
CNO Financial Group, Inc.	2,141	37,874
Endurance Specialty Holdings Ltd.	425	24,935
Erie Indemnity Co., Class A	238	17,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Everest Reinsurance Group Ltd.	467	$72,791
Fidelity National Financial, Inc., Class A	2,390	77,555
First American Financial Corp.	1,027	28,961
Genworth Financial, Inc., Class A*	4,743	73,659
Hanover Insurance Group, Inc.	420	25,078
Hartford Financial Services Group, Inc.	4,371	158,361
HCC Insurance Holdings, Inc.	963	44,433
Kemper Corp.	503	20,563
Lincoln National Corp.	2,545	131,373
Markel Corp.*	134	77,767
MBIA, Inc.*	1,376	16,429
Mercury General Corp.	349	17,349
PartnerReinsurance Ltd.	510	53,769
Platinum Underwriters Holdings Ltd.	281	17,220
Principal Financial Group, Inc.	2,632	129,784
ProAssurance Corp.	595	28,846
Progressive Corp.	5,312	144,858
Protective Life Corp.	754	38,198
Prudential Financial, Inc.	4,471	412,316
RenaissanceReinsurance Holdings Ltd.	428	41,661
StanCorp Financial Group, Inc.	425	28,156
Torchmark Corp.	880	68,772
Travelers Cos., Inc.	3,592	325,220
Unum Group	2,536	88,963
Validus Holdings Ltd.	1,004	40,451
W. R. Berkley Corp.	1,054	45,733
White Mountains Insurance Group Ltd.	53	31,963
Willis Group Holdings plc.	1,683	75,415
XL Group plc.	2,751	87,592

		4,097,335

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	414	17,276
CBRE Group, Inc., Class A*	2,674	70,326
Forest City Enterprises, Inc., Class A*	1,523	29,089
Howard Hughes Corp.*	301	36,150
Jones Lang LaSalle, Inc.	427	43,721
Realogy Holdings Corp.*	1,408	69,654
St. Joe Co.*	887	17,022

		283,238

Thrifts & Mortgage Finance (0.3%)
Capitol Federal Financial, Inc.	1,322	16,010
Hudson City Bancorp, Inc.	4,577	43,161
MGIC Investment Corp.*	3,246	27,396
New York Community Bancorp, Inc.	4,235	71,360
Ocwen Financial Corp.*	1,125	62,381
People’s United Financial, Inc.	3,095	46,796
Radian Group, Inc.	1,668	23,552
Washington Federal, Inc.	997	23,220

		313,876

Total Financials		21,852,162

Health Care (16.0%)
Biotechnology (3.2%)
Alexion Pharmaceuticals, Inc.*	1,885	$250,818
Alkermes plc*	1,306	53,102
Amgen, Inc.	7,360	840,218
ARIAD Pharmaceuticals, Inc.*	1,784	12,167
Biogen Idec, Inc.*	2,290	640,627
Cepheid, Inc.*	649	30,321
Cubist Pharmaceuticals, Inc.*	635	43,732
Gilead Sciences, Inc.*	14,926	1,121,689
Incyte Corp.*	1,325	67,085
Isis Pharmaceuticals, Inc.*	1,113	44,342
Medivation, Inc.*	724	46,206
Myriad Genetics, Inc.*	774	16,238
Pharmacyclics, Inc.*	642	67,911
Regeneron Pharmaceuticals, Inc.*	753	207,256
Seattle Genetics, Inc.*	1,068	42,603
Theravance, Inc.*	669	23,850
United Therapeutics Corp.*	440	49,755
Vertex Pharmaceuticals, Inc.*	2,238	166,283

		3,724,203

Health Care Equipment & Supplies (2.2%)
Alere, Inc.*	740	26,788
Align Technology, Inc.*	676	38,633
Baxter International, Inc.	5,219	362,981
Becton, Dickinson and Co.	1,868	206,395
Cooper Cos., Inc.	470	58,205
Covidien plc.	4,426	301,411
DENTSPLY International, Inc.	1,370	66,418
Edwards Lifesciences Corp.*	1,081	71,087
Haemonetics Corp.*	494	20,812
Hologic, Inc.*	2,602	58,155
IDEXX Laboratories, Inc.*	504	53,610
Intuitive Surgical, Inc.*	381	146,334
Medtronic, Inc.	9,745	559,266
ResMed, Inc.	1,367	64,358
Sirona Dental Systems, Inc.*	546	38,329
St. Jude Medical, Inc.	2,762	171,106
Stryker Corp.	2,835	213,022
Teleflex, Inc.	396	37,169
Thoratec Corp.*	553	20,240
Varian Medical Systems, Inc.*	1,036	80,487
West Pharmaceutical Services, Inc.	672	32,968

		2,627,774

Health Care Providers & Services (1.9%)
AmerisourceBergen Corp.	2,221	156,158
Brookdale Senior Living, Inc.*	966	26,256
Cardinal Health, Inc.	3,265	218,135
Centene Corp.*	524	30,890
Cigna Corp.	2,720	237,946
DaVita HealthCare Partners, Inc.*	1,696	107,475
Express Scripts Holding Co.*	7,838	550,541
HCA Holdings, Inc.*	2,974	141,890
Health Management Associates, Inc., Class A*	2,499	32,737
Henry Schein, Inc.*	830	94,836
Laboratory Corp. of America Holdings*	866	79,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

LifePoint Hospitals, Inc.*	456	$24,095
McKesson Corp.	2,199	354,919
MEDNAX, Inc.*	972	51,885
Owens & Minor, Inc.	609	22,265
Patterson Cos., Inc.	800	32,960
Quest Diagnostics, Inc.	1,460	78,168
VCA Antech, Inc.*	855	26,813
WellCare Health Plans, Inc.*	418	29,436

		2,296,531

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	1,524	23,561
athenahealth, Inc.*	355	47,748
Cerner Corp.*	2,837	158,134
HMS Holdings Corp.*	844	19,184

		248,627

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	3,179	181,807
Bio-Rad Laboratories, Inc., Class A*	192	23,733
Illumina, Inc.*	1,158	128,098
Life Technologies Corp.*	1,660	125,828
Mettler-Toledo International, Inc.*	288	69,866
Techne Corp.	319	30,199
Thermo Fisher Scientific, Inc.	3,468	386,162
Waters Corp.*	819	81,900

		1,027,593

Pharmaceuticals (7.6%)
AbbVie, Inc.	15,489	817,974
Allergan, Inc.	2,853	316,911
Bristol-Myers Squibb Co.	16,292	865,920
Eli Lilly and Co.	9,530	486,030
Endo Health Solutions, Inc.*	1,098	74,071
Jazz Pharmaceuticals plc*	512	64,799
Johnson & Johnson	27,818	2,547,851
Mallinckrodt plc*	552	28,848
Merck & Co., Inc.	28,444	1,423,622
Perrigo Co. plc.	905	138,881
Pfizer, Inc.	65,427	2,004,029
Questcor Pharmaceuticals, Inc.	534	29,076
Salix Pharmaceuticals Ltd.*	592	53,245
ViroPharma, Inc.*	631	31,455
Zoetis, Inc.	4,809	157,206

		9,039,918

Total Health Care		18,964,646

Industrials (8.3%)
Aerospace & Defense (0.2%)
B/E Aerospace, Inc.*	948	82,504
DigitalGlobe, Inc.*	655	26,953
Exelis, Inc.	1,812	34,537
Hexcel Corp.*	963	43,037
Rockwell Collins, Inc.	1,298	95,948

		282,979

Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide, Inc.	1,531	89,319
Expeditors International of Washington, Inc.	1,985	87,836

FedEx Corp.	2,855	$410,463
United Parcel Service, Inc., Class B	7,058	741,655

		1,329,273

Airlines (0.4%)
Alaska Air Group, Inc.	672	49,305
American Airlines Group, Inc.*	1,850	46,712
Delta Air Lines, Inc.	8,249	226,600
JetBlue Airways Corp.*	2,094	17,904
Southwest Airlines Co.	6,797	128,055

		468,576

Building Products (0.2%)
A.O. Smith Corp.	748	40,347
Lennox International, Inc.	441	37,512
Masco Corp.	3,438	78,283
Owens Corning, Inc.*	1,062	43,245
USG Corp.*	887	25,173

		224,560

Commercial Services & Supplies (0.2%)
ADT Corp.	1,922	77,783
Covanta Holding Corp.	1,255	22,276
Iron Mountain, Inc.	1,634	49,592
KAR Auction Services, Inc.	1,349	39,863
Pitney Bowes, Inc.	1,939	45,179
R.R. Donnelley & Sons Co.	1,747	35,429

		270,122

Construction & Engineering (0.1%)
AECOM Technology Corp.*	969	28,518
EMCOR Group, Inc.	646	27,416
Quanta Services, Inc.*	2,058	64,950

		120,884

Electrical Equipment (1.2%)
Acuity Brands, Inc.	412	45,040
AMETEK, Inc.	2,349	123,722
Brady Corp., Class A	446	13,795
Eaton Corp. plc.	4,558	346,955
Emerson Electric Co.	6,875	482,488
General Cable Corp.	479	14,087
Hubbell, Inc., Class B	519	56,519
Polypore International, Inc.*	448	17,427
Regal-Beloit Corp.	432	31,847
Rockwell Automation, Inc.	1,334	157,625
Roper Industries, Inc.	954	132,301

		1,421,806

Industrial Conglomerates (1.2%)
3M Co.	6,343	889,606
Carlisle Cos., Inc.	613	48,672
Danaher Corp.	5,751	443,977

		1,382,255

Machinery (2.3%)
Actuant Corp., Class A	705	25,831
AGCO Corp.	869	51,436
CLARCOR, Inc.	479	30,824
Colfax Corp.*	851	54,200
Cummins, Inc.	1,674	235,984
Deere & Co.	3,682	336,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Donaldson Co., Inc.	1,298	$56,411
Dover Corp.	1,640	158,326
Graco, Inc.	590	46,091
Harsco Corp.	776	21,751
IDEX Corp.	787	58,120
Illinois Tool Works, Inc.	3,963	333,209
Lincoln Electric Holdings, Inc.	792	56,501
Manitowoc Co., Inc.	1,285	29,966
Middleby Corp.*	183	43,914
Nordson Corp.	579	43,020
PACCAR, Inc.	3,405	201,474
Pall Corp.	1,076	91,837
Parker Hannifin Corp.	1,436	184,727
Pentair Ltd. (Registered)	1,916	148,816
Snap-on, Inc.	559	61,222
SPX Corp.	435	43,330
Stanley Black & Decker, Inc.	1,539	124,182
Terex Corp.	1,070	44,929
Toro Co.	548	34,853
Valmont Industries, Inc.	257	38,324
WABCO Holdings, Inc.*	602	56,233
Woodward, Inc.	581	26,499
Xylem, Inc.	1,783	61,692

		2,699,979

Marine (0.0%)
Kirby Corp.*	543	53,893

Professional Services (0.5%)
Corporate Executive Board Co.	323	25,010
Dun & Bradstreet Corp.	373	45,786
IHS, Inc., Class A*	594	71,102
Manpowergroup, Inc.	753	64,652
Nielsen Holdings N.V.	2,468	113,256
Robert Half International, Inc.	1,333	55,973
Towers Watson & Co., Class A	617	78,735
Verisk Analytics, Inc., Class A*	1,443	94,834

		549,348

Road & Rail (0.4%)
Avis Budget Group, Inc.*	1,038	41,956
Con-way, Inc.	542	21,523
Genesee & Wyoming, Inc., Class A*	413	39,669
Hertz Global Holdings, Inc.*	4,370	125,069
J.B. Hunt Transport Services, Inc.	878	67,869
Kansas City Southern	1,062	131,508
Landstar System, Inc.	438	25,163
Old Dominion Freight Line, Inc.*	671	35,576
Ryder System, Inc.	502	37,038

		525,371

Trading Companies & Distributors (0.5%)
Air Lease Corp.	734	22,813
Applied Industrial Technologies, Inc.	405	19,881
Beacon Roofing Supply, Inc.*	471	18,972
Fastenal Co.	2,625	124,714
MRC Global, Inc.*	978	31,550
MSC Industrial Direct Co., Inc., Class A	463	37,443
United Rentals, Inc.*	897	69,921
W.W. Grainger, Inc.	594	151,719

Watsco, Inc.	259	$24,880
WESCO International, Inc.*	423	38,523

		540,416

Total Industrials		9,869,462

Information Technology (26.0%)
Communications Equipment (2.6%)
ARRIS Group, Inc.*	1,104	26,899
Aruba Networks, Inc.*	1,099	19,672
Ciena Corp.*	992	23,739
Cisco Systems, Inc.	53,364	1,198,022
F5 Networks, Inc.*	754	68,508
Harris Corp.	1,028	71,765
InterDigital, Inc.	397	11,708
JDS Uniphase Corp.*	2,285	29,659
Juniper Networks, Inc.*	4,879	110,119
Motorola Solutions, Inc.	2,299	155,183
Plantronics, Inc.	421	19,555
Polycom, Inc.*	1,634	18,350
QUALCOMM, Inc.	16,759	1,244,356
Riverbed Technology, Inc.*	1,580	28,566
ViaSat, Inc.*	402	25,185

		3,051,286

Computers & Peripherals (5.8%)
3D Systems Corp.*	909	84,473
Apple, Inc.	8,925	5,007,907
Diebold, Inc.	615	20,301
EMC Corp.	20,061	504,534
Hewlett-Packard Co.	18,801	526,052
Lexmark International, Inc., Class A	602	21,383
NCR Corp.*	1,599	54,462
NetApp, Inc.	3,275	134,733
SanDisk Corp.	2,313	163,159
Seagate Technology plc.	2,986	167,694
Western Digital Corp.	2,031	170,401

		6,855,099

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	1,531	136,535
Anixter International, Inc.	256	22,999
Arrow Electronics, Inc.*	962	52,188
Avnet, Inc.	1,319	58,181
Belden, Inc.	418	29,448
Cognex Corp.*	795	30,353
Corning, Inc.	14,055	250,460
Dolby Laboratories, Inc., Class A*	469	18,085
FEI Co.	400	35,744
FLIR Systems, Inc.	1,368	41,177
Ingram Micro, Inc., Class A*	1,470	34,486
IPG Photonics Corp.*	333	25,844
Itron, Inc.*	376	15,578
Jabil Circuit, Inc.	1,774	30,938
National Instruments Corp.	936	29,971
TE Connectivity Ltd.	3,979	219,283
Tech Data Corp.*	364	18,782
Trimble Navigation Ltd.*	2,469	85,674
Vishay Intertechnology, Inc.*	1,269	16,827

		1,152,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Internet Software & Services (3.8%)
Akamai Technologies, Inc.*	1,712	$80,772
AOL, Inc.*	737	34,359
CoStar Group, Inc.*	275	50,760
eBay, Inc.*	11,345	622,727
Equinix, Inc.*	475	84,289
Google, Inc., Class A*	2,733	3,062,901
j2 Global, Inc.	418	20,904
LinkedIn Corp., Class A*	945	204,904
Rackspace Hosting, Inc.*	1,095	42,847
Yahoo!, Inc.*	9,143	369,743

		4,574,206

IT Services (5.5%)
Accenture plc, Class A	6,380	524,564
Alliance Data Systems Corp.*	468	123,051
Amdocs Ltd.	1,556	64,169
Automatic Data Processing, Inc.	4,643	375,201
Broadridge Financial Solutions, Inc.	1,146	45,290
Cognizant Technology Solutions Corp., Class A*	2,918	294,660
Computer Sciences Corp.	1,421	79,405
Convergys Corp.	997	20,987
CoreLogic, Inc.*	920	32,688
DST Systems, Inc.	289	26,224
Fidelity National Information Services, Inc.	2,813	151,002
Fiserv, Inc.*	2,502	147,743
FleetCor Technologies, Inc.*	701	82,136
Gartner, Inc.*	895	63,590
Genpact Ltd.*	1,159	21,291
Global Payments, Inc.	727	47,248
International Business Machines Corp. .	10,049	1,884,891
Jack Henry & Associates, Inc.	819	48,493
Lender Processing Services, Inc.	819	30,614
MasterCard, Inc., Class A	1,013	846,321
MAXIMUS, Inc.	656	28,857
NeuStar, Inc., Class A*	619	30,863
Paychex, Inc.	3,130	142,509
Teradata Corp.*	1,565	71,192
Total System Services, Inc.	1,601	53,281
Vantiv, Inc., Class A*	1,046	34,110
VeriFone Systems, Inc.*	1,052	28,215
Visa, Inc., Class A	5,053	1,125,202
Western Union Co.	5,310	91,597
WEX, Inc.*	373	36,938

		6,552,332

Office Electronics (0.1%)
Xerox Corp.	11,139	135,562
Zebra Technologies Corp., Class A*	488	26,391

		161,953

Semiconductors & Semiconductor Equipment (3.0%)
Advanced Micro Devices, Inc.*	5,872	22,725
Altera Corp.	3,076	100,062
Analog Devices, Inc.	2,988	152,179
Applied Materials, Inc.	11,591	205,045
Atmel Corp.*	4,104	32,134

Avago Technologies Ltd.	2,383	$126,037
Cavium, Inc.*	497	17,152
Cypress Semiconductor Corp.*	1,320	13,860
Fairchild Semiconductor International, Inc.*	1,227	16,380
First Solar, Inc.*	666	36,390
Hittite Microwave Corp.*	304	18,766
Intel Corp.	48,672	1,263,525
KLA-Tencor Corp.	1,595	102,814
Lam Research Corp.*	1,571	85,541
Linear Technology Corp.	2,243	102,169
LSI Corp.	5,268	58,053
Marvell Technology Group Ltd.	3,932	56,542
Microchip Technology, Inc.	1,899	84,980
Micron Technology, Inc.*	9,989	217,361
NVIDIA Corp.	5,561	89,087
ON Semiconductor Corp.*	4,339	35,753
Semtech Corp.*	656	16,584
Silicon Laboratories, Inc.*	378	16,371
Skyworks Solutions, Inc.*	1,809	51,665
Teradyne, Inc.*	1,842	32,456
Texas Instruments, Inc.	10,603	465,578
Xilinx, Inc.	2,562	117,647

		3,536,856

Software (4.2%)
ACI Worldwide, Inc.*	380	24,700
Adobe Systems, Inc.*	4,493	269,041
ANSYS, Inc.*	888	77,434
Aspen Technology, Inc.*	900	37,620
Autodesk, Inc.*	2,144	107,908
CA, Inc.	3,161	106,368
Cadence Design Systems, Inc.*	2,725	38,204
Citrix Systems, Inc.*	1,803	114,040
CommVault Systems, Inc.*	421	31,524
Compuware Corp.	2,061	23,104
Concur Technologies, Inc.*	452	46,637
Electronic Arts, Inc.*	2,947	67,604
FactSet Research Systems, Inc.	388	42,129
Fortinet, Inc.*	1,314	25,137
Informatica Corp.*	1,043	43,284
Intuit, Inc.	2,858	218,123
Mentor Graphics Corp.	925	22,265
MICROS Systems, Inc.*	736	42,224
Microsoft Corp.	74,119	2,774,274
NetSuite, Inc.*	291	29,979
Nuance Communications, Inc.*	2,538	38,578
PTC, Inc.*	1,151	40,734
Qlik Technologies, Inc.*	844	22,476
Red Hat, Inc.*	1,821	102,049
Rovi Corp.*	976	19,217
Salesforce.com, Inc.*	5,281	291,458
SolarWinds, Inc.*	630	23,833
Solera Holdings, Inc.	661	46,772
Symantec Corp.	6,722	158,505
Synopsys, Inc.*	1,485	60,246
TIBCO Software, Inc.*	1,465	32,933
Ultimate Software Group, Inc.*	275	42,136

		5,020,536

Total Information Technology		30,904,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Materials (1.5%)
Chemicals (1.0%)
Air Products and Chemicals, Inc.	2,019	$225,684
Airgas, Inc.	636	71,137
Cabot Corp.	571	29,349
Ecolab, Inc.	2,606	271,728
H.B. Fuller Co.	483	25,135
International Flavors & Fragrances, Inc.	786	67,580
Praxair, Inc.	2,835	368,635
Sensient Technologies Corp.	481	23,338
Sigma-Aldrich Corp.	1,157	108,770

		1,191,356

Construction Materials (0.0%)
Eagle Materials, Inc.	476	36,856

Containers & Packaging (0.4%)
AptarGroup, Inc.	637	43,195
Avery Dennison Corp.	943	47,329
Ball Corp.	1,396	72,117
Bemis Co., Inc.	990	40,550
Greif, Inc., Class A	292	15,301
MeadWestvaco Corp.	1,707	63,040
Owens-Illinois, Inc.*	1,579	56,497
Sealed Air Corp.	1,884	64,150
Sonoco Products Co.	965	40,260

		442,439

Metals & Mining (0.1%)
Compass Minerals International, Inc.	321	25,696
Reliance Steel & Aluminum Co.	740	56,121
Worthington Industries, Inc.	508	21,377

		103,194

Paper & Forest Products (0.0%)
Domtar Corp.	314	29,623

Total Materials		1,803,468

Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	52,063	1,830,535
CenturyLink, Inc.	5,775	183,934
Frontier Communications Corp.	9,616	44,714
Level 3 Communications, Inc.*	1,543	51,181
tw telecom, Inc.*	1,401	42,689
Windstream Holdings, Inc.	5,705	45,526

		2,198,579

Wireless Telecommunication Services (0.3%)
Crown Castle International Corp.*	3,290	241,585
SBA Communications Corp., Class A* .	1,230	110,503
Telephone & Data Systems, Inc.	947	24,413

		376,501

Total Telecommunication Services		2,575,080

Utilities (0.9%)
Electric Utilities (0.2%)
Cleco Corp.	581	$27,086
Hawaiian Electric Industries, Inc.	952	24,809
IDACORP, Inc.	482	24,987
ITC Holdings Corp.	504	48,293
OGE Energy Corp.	1,906	64,614
Portland General Electric Co.	743	22,439

		212,228

Gas Utilities (0.3%)
AGL Resources, Inc.	1,141	53,889
Atmos Energy Corp.	871	39,561
New Jersey Resources Corp.	398	18,403
ONEOK, Inc.	1,983	123,303
Piedmont Natural Gas Co., Inc.	731	24,240
Questar Corp.	1,684	38,715
South Jersey Industries, Inc.	309	17,292
Southwest Gas Corp.	445	24,880
WGL Holdings, Inc.	497	19,910

		360,193

Multi-Utilities (0.3%)
Avista Corp.	576	16,237
CMS Energy Corp.	2,558	68,478
Consolidated Edison, Inc.	2,816	155,668
Integrys Energy Group, Inc.	765	41,624
MDU Resources Group, Inc.	1,815	55,448
NiSource, Inc.	3,002	98,706

		436,161

Water Utilities (0.1%)
American Water Works Co., Inc.	1,710	72,265
Aqua America, Inc.	1,699	40,079

		112,344

Total Utilities		1,120,926

Total Investments (99.6%) (Cost $80,141,990)		118,331,230
Other Assets Less Liabilities (0.4%)		500,220

Net Assets (100%)		$118,831,450

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$18,367,825	$—	$—	$18,367,825
Consumer Staples	10,442,242	—	—	10,442,242
Energy	2,430,598	—	—	2,430,598
Financials	21,852,162	—	—	21,852,162
Health Care	18,964,646	—	—	18,964,646
Industrials	9,869,462	—	—	9,869,462
Information Technology	30,904,821	—	—	30,904,821
Materials	1,803,468	—	—	1,803,468
Telecommunication Services	2,575,080	—	—	2,575,080
Utilities	1,120,926	—	—	1,120,926

Total Assets	$118,331,230	$—	$—	$118,331,230

Total Liabilities	$—	$—	$—	$—

Total	$118,331,230	$—	$—	$118,331,230

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$21,070,066
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,590,036

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,916,220
Aggregate gross unrealized depreciation	(799,504)

Net unrealized appreciation	$38,116,716

Federal income tax cost of investments	$80,214,514

The Portfolio has a net capital loss carryforward of $2,371,986, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $1,498,639 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $80,141,990)	$118,331,230
Cash	535,919
Foreign cash (Cost $6,676)	6,432
Dividends, interest and other receivables	115,075
Receivable from Separate Accounts for Trust shares sold	22,487
Receivable for securities sold	145
Other assets	370

Total assets	119,011,658

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	65,883
Investment management fees payable	49,402
Distribution fees payable - Class IB	23,927
Administrative fees payable	20,050
Distribution fees payable - Class IA	774
Trustees’ fees payable	64
Accrued expenses	20,108

Total liabilities	180,208

NET ASSETS	$118,831,450

Net assets were comprised of:
Paid in capital	$83,074,627
Accumulated undistributed net investment income (loss)	24,521
Accumulated undistributed net realized gain (loss) on investments	(2,456,695)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	38,188,997

Net assets	$118,831,450

Class IA
Net asset value, offering and redemption price per share, $3,713,298 / 330,666 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.23

Class IB
Net asset value, offering and redemption price per share, $115,118,152 / 10,391,212 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.08

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$1,786,341
Interest	436

Total income	1,786,777

EXPENSES
Investment management fees	501,819
Distribution fees - Class IB	242,502
Administrative fees	131,824
Professional fees	40,932
Custodian fees	14,500
Printing and mailing expenses	13,293
Distribution fees - Class IA	8,407
Trustees’ fees	2,624
Miscellaneous	4,521

Total expenses	960,422

NET INVESTMENT INCOME (LOSS)	826,355

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,500,332
Change in unrealized appreciation (depreciation) on:
Investments	26,961,228
Foreign currency translations	161

Net change in unrealized appreciation (depreciation)	26,961,389

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,461,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,288,076

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$826,355	$825,262
Net realized gain (loss) on investments	1,500,332	657,953
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,961,389	11,001,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,288,076	12,485,119

DIVIDENDS:
Dividends from net investment income
Class IA	(25,482)	(29,589)
Class IB	(788,239)	(794,523)

TOTAL DIVIDENDS	(813,721)	(824,112)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,506 and 44,853 shares, respectively ]	194,459	358,204
Capital shares issued in reinvestment of dividends [ 2,315 and 3,508 shares, respectively ]	25,482	29,589
Capital shares repurchased [ (52,403) and (81,174) shares, respectively ]	(511,380)	(661,642)

Total Class IA transactions	(291,439)	(273,849)

Class IB
Capital shares sold [ 2,233,534 and 1,435,523 shares, respectively ]	22,121,166	11,536,713
Capital shares issued in reinvestment of dividends [ 72,597 and 95,479 shares, respectively ]	788,239	794,523
Capital shares repurchased [ (1,703,293) and (1,743,119) shares, respectively ]	(16,597,479)	(14,085,832)

Total Class IB transactions	6,311,926	(1,754,596)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,020,487	(2,028,445)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,494,842	9,632,562
NET ASSETS:
Beginning of year	84,336,608	74,704,046

End of year (a)	$118,831,450	$84,336,608

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$24,521	$6,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010		2009
Net asset value, beginning of year	$8.42	$7.28	$7.29	$6.47		$4.95

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.04 (e)	0.01	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.81	1.14	— #	0.81		1.52

Total from investment operations	2.89	1.22	0.04	0.82		1.55

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.05)	—	#	(0.03)

Net asset value, end of year	$11.23	$8.42	$7.28	$7.29		$6.47

Total return	34.31%	16.80%	0.51%	12.73%		31.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,713	$3,041	$2,869	$3,185		$3,444
Ratio of expenses to average net assets:
After waivers	0.96%	1.01%	0.82%	0.85%		0.89%
Before waivers	0.96%	1.01%	0.82%	0.85%		0.92%
Ratio of net investment income (loss) to average net assets:
After waivers	0.82%	0.98%	0.59%	0.17%		0.52%
Before waivers	0.82%	0.98%	0.59%	0.17%		0.50%
Portfolio turnover rate	16%	11%	134%	56%		62%

	Year Ended December 31,
Class IB	2013	2012	2011	2010		2009
Net asset value, beginning of year	$8.31	$7.18	$7.19	$6.40		$4.90

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.03 (e)	—	#(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.77	1.13	(0.01)	0.79		1.50

Total from investment operations	2.85	1.21	0.02	0.79		1.51

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.03)	—	#	(0.01)

Net asset value, end of year	$11.08	$8.31	$7.18	$7.19		$6.40

Total return	34.27%	16.87%	0.25%	12.40%		30.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,118	$81,295	$71,835	$75,140		$70,302
Ratio of expenses to average net assets:
After waivers	0.96%	1.01%	1.07%	1.10%		1.14%
Before waivers	0.96%	1.01%	1.07%	1.10%		1.17	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.82%	0.99%	0.35%	(0.07)%		0.26%
Before waivers	0.82%	0.99%	0.35%	(0.07)%		0.24%
Portfolio turnover rate	16%	11%	134%	56%		62%
#	Per share amount is less than $0.005.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	31.82%	19.80%	7.29%
Portfolio – Class IB Shares*	31.78	19.61	7.07
Portfolio – Class K Shares***	N/A	N/A	4.38
S&P 500 Index	32.39	17.94	7.41
* Date of inception 5/1/99. ** Date of inception 3/25/02. *** Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.82% for the year ended December 31, 2013. The Portfolio’s benchmark, the S&P 500 Index, returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

•

Investments in the Health Care sector were strong contributors to Portfolio results, particularly Gilead Sciences and Seattle Genetics. Gilead saw its share price double over the year as it reported strong sales growth, while shares of Seattle Genetics advanced on hopes for novel cancer therapies in its pipeline.

•	Investments in a range of Consumer Discretionary stocks were helpful on an absolute basis.

•

In the media area, Gannett and Dreamworks Animation were additive. Investors cheered Gannet’s expansion in the higher margin broadcasting area and Dreamworks’ share price rose as third quarter earnings far outpaced expectations due in large part to higher-than-anticipated pay TV revenues.

•	Elsewhere in the Consumer Discretionary sector, the investment in Whirlpool continued to benefit from the housing market recovery.

What hurt performance during the year:

•

The investment in American Tower was the largest individual detractor from Portfolio returns. The cell-tower operator is organized as a real estate investment trust and thus fared poorly in the rising-rate environment.

•	In the Materials sector, the investment in Barrick Gold hurt returns as the price of gold retreated 28%.

•	Investments in the Energy sector weighed on returns, with declines in Royal Dutch Shell, Cobalt International Energy and Cenovus Energy Inc.

Portfolio Positioning and Outlook

At year end, the Portfolio favored companies that we feel dominate their respective industries through innovation, rapid growth and superior technology. Consumer Discretionary was the largest area of investment, particularly media, luxury goods and auto-related companies. While investments in the Energy sector had been trimmed, we continue to see value in businesses leveraged to increased energy production in North America. Mobile computing remained another key area of focus. In the Industrials sector, aerospace and defense companies remain of interest, particularly those with technological and other advantages in commercial aircraft production. The continuing recovery of the U.S. housing market underpins investments in a number of areas, including appliance manufacturers and automobile companies as well as homebuilders. Health Care investments remained focused on biotechnology and pharmaceutical firms with innovative product pipelines, particularly those that are addressing areas of high unmet medical need.

Sector Weightings as of December 31, 2013	% of Net Assets
Consumer Discretionary	22.8%
Information Technology	16.0
Industrials	14.0
Financials	13.6
Health Care	11.7
Energy	9.2
Consumer Staples	3.9
Materials	3.7
Utilities	2.1
Telecommunication Services	1.1
Cash and Other	1.9

100.0%

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on October 31, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,187.10	$5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	1,187.60	5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	1,043.80	1.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 61/365 for Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (22.8%)
Auto Components (1.9%)
Delphi Automotive plc	61,318	$3,687,051
Johnson Controls, Inc.	61,000	3,129,300

		6,816,351

Automobiles (0.5%)
General Motors Co.*	48,200	1,969,934

Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	69,727	2,800,933
Starbucks Corp.	57,940	4,541,917

		7,342,850

Household Durables (4.7%)
D.R. Horton, Inc.*	107,100	2,390,472
Lennar Corp., Class A	58,300	2,306,348
Newell Rubbermaid, Inc.	191,581	6,209,140
Whirlpool Corp.	38,312	6,009,621

		16,915,581

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	6,907	2,754,443

Media (6.2%)
Charter Communications, Inc., Class A*	26,907	3,679,801
Comcast Corp., Class A	59,254	3,079,134
DreamWorks Animation SKG, Inc., Class A*	51,417	1,825,304
Gannett Co., Inc.	173,321	5,126,835
Scripps Networks Interactive, Inc., Class A	58,709	5,073,045
Sirius XM Holdings, Inc.*	1,062,196	3,707,064

		22,491,183

Specialty Retail (3.7%)
Home Depot, Inc.	59,951	4,936,365
Ross Stores, Inc.	45,400	3,401,822
Signet Jewelers Ltd.	40,175	3,161,773
Tiffany & Co.	20,398	1,892,526

		13,392,486

Textiles, Apparel & Luxury Goods (3.0%)
Coach, Inc.	65,591	3,681,623
Lululemon Athletica, Inc.*	23,627	1,394,702
NIKE, Inc., Class B	72,821	5,726,643

		10,802,968

Total Consumer Discretionary		82,485,796

Consumer Staples (3.9%)
Beverages (0.7%)
Beam, Inc.	38,378	2,612,007

Food & Staples Retailing (0.4%)
Sprouts Farmers Market, Inc.*	40,589	1,559,835

Food Products (0.7%)
Mondelez International, Inc., Class A	73,790	2,604,787

Household Products (1.3%)
Procter & Gamble Co.	58,262	4,743,110

Personal Products (0.8%)
Avon Products, Inc.	154,156	$2,654,566

Total Consumer Staples		14,174,305

Energy (9.2%)
Energy Equipment & Services (3.2%)
Ensco plc, Class A	50,254	2,873,524
Halliburton Co.	85,175	4,322,631
Schlumberger Ltd.	48,575	4,377,093

		11,573,248

Oil, Gas & Consumable Fuels (6.0%)
Cenovus Energy, Inc.	112,681	3,228,311
Chevron Corp.	84,409	10,543,528
Cobalt International Energy, Inc.*	69,840	1,148,868
Enbridge, Inc.	40,500	1,769,040
Noble Energy, Inc.	70,759	4,819,395

		21,509,142

Total Energy		33,082,390

Financials (13.6%)
Capital Markets (2.6%)
BlackRock, Inc.	9,739	3,082,101
Goldman Sachs Group, Inc.	34,286	6,077,537

		9,159,638

Commercial Banks (1.2%)
BB&T Corp.	61,889	2,309,697
Wells Fargo & Co.	46,908	2,129,623

		4,439,320

Diversified Financial Services (2.3%)
CME Group, Inc./Illinois	36,274	2,846,058
IntercontinentalExchange Group, Inc.	12,900	2,901,468
JPMorgan Chase & Co.	43,364	2,535,927

		8,283,453

Insurance (4.3%)
ACE Ltd.	39,131	4,051,232
Aon plc	66,858	5,608,718
Marsh & McLennan Cos., Inc.	81,368	3,934,956
Progressive Corp.	73,170	1,995,346

		15,590,252

Real Estate Investment Trusts (REITs) (3.2%)
American Tower Corp. (REIT)	144,495	11,533,591

Total Financials		49,006,254

Health Care (11.7%)
Biotechnology (6.4%)
Gilead Sciences, Inc.*	224,661	16,883,274
Seattle Genetics, Inc.*	150,562	6,005,918

		22,889,192

Health Care Providers & Services (1.9%)
Centene Corp.*	30,784	1,814,717
Express Scripts Holding Co.*	40,647	2,855,045
Molina Healthcare, Inc.*	62,436	2,169,651

		6,839,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Health Care Technology (1.3%)
Cerner Corp.*	86,114	$4,799,995

Pharmaceuticals (2.1%)
Bristol-Myers Squibb Co.	144,499	7,680,122

Total Health Care		42,208,722

Industrials (14.0%)
Aerospace & Defense (4.0%)
B/E Aerospace, Inc.*	47,231	4,110,514
Boeing Co.	42,654	5,821,845
Hexcel Corp.*	104,538	4,671,803

		14,604,162

Commercial Services & Supplies (1.7%)
Iron Mountain, Inc.	107,779	3,271,093
Waste Connections, Inc.	61,891	2,700,304

		5,971,397

Electrical Equipment (3.0%)
Eaton Corp. plc	93,389	7,108,770
Polypore International, Inc.*	95,182	3,702,580

		10,811,350

Industrial Conglomerates (1.3%)
Danaher Corp.	62,129	4,796,359

Machinery (1.5%)
Caterpillar, Inc.	25,690	2,332,909
IDEX Corp.	42,809	3,161,445

		5,494,354

Professional Services (2.1%)
Nielsen Holdings N.V.	86,916	3,988,575
Towers Watson & Co., Class A	27,600	3,522,036

		7,510,611

Road & Rail (0.4%)
Norfolk Southern Corp.	13,976	1,297,392

Total Industrials		50,485,625

Information Technology (16.0%)
Computers & Peripherals (3.7%)
Apple, Inc.	17,504	9,821,670
Western Digital Corp.	43,877	3,681,280

		13,502,950

Electronic Equipment, Instruments & Components (0.6%)
Jabil Circuit, Inc.	122,313	2,133,139

Internet Software & Services (3.2%)
Google, Inc., Class A*	4,068	4,559,048
Twitter, Inc.*	13,300	846,545
VeriSign, Inc.*	105,543	6,309,361

		11,714,954

IT Services (2.6%)
Accenture plc, Class A	20,746	1,705,736
Jack Henry & Associates, Inc.	47,281	2,799,508
Visa, Inc., Class A	21,591	4,807,884

		9,313,128

Semiconductors & Semiconductor Equipment (3.5%)
ASML Holding N.V.	29,094	$2,726,108
Avago Technologies Ltd.	53,800	2,845,482
Broadcom Corp., Class A	151,417	4,489,514
ON Semiconductor Corp.*	308,802	2,544,528

		12,605,632

Software (2.4%)
Oracle Corp.	187,159	7,160,703
Workday, Inc., Class A*	16,596	1,380,123

		8,540,826

Total Information Technology		57,810,629

Materials (3.7%)
Chemicals (2.1%)
Air Products and Chemicals, Inc.	10,635	1,188,780
LyondellBasell Industries N.V., Class A	43,181	3,466,571
Monsanto Co.	26,713	3,113,400

		7,768,751

Metals & Mining (1.6%)
Allegheny Technologies, Inc.	56,183	2,001,800
Barrick Gold Corp.	41,069	724,047
Cliffs Natural Resources, Inc.	27,429	718,914
Freeport-McMoRan Copper & Gold, Inc.	20,124	759,480
Nucor Corp.	28,917	1,543,589

		5,747,830

Total Materials		13,516,581

Telecommunication Services (1.1%)
Diversified Telecommunication Services (1.1%)
CenturyLink, Inc.	21,689	690,795
Verizon Communications, Inc.	67,700	3,326,778

Total Telecommunication Services		4,017,573

Utilities (2.1%)
Electric Utilities (0.4%)
Edison International	34,038	1,575,959

Independent Power Producers & Energy Traders (1.3%)
Calpine Corp.*	74,884	1,460,987
NRG Energy, Inc.	114,412	3,285,913

		4,746,900

Multi-Utilities (0.4%)
PG&E Corp.	33,019	1,330,005

Total Utilities		7,652,864

Total Investments (98.1%) (Cost $225,622,205)		354,440,739
Other Assets Less Liabilities (1.9%)		7,032,856

Net Assets (100%)		$361,473,595

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$82,485,796	$—	$—	$82,485,796
Consumer Staples	14,174,305	—	—	14,174,305
Energy	33,082,390	—	—	33,082,390
Financials	49,006,254	—	—	49,006,254
Health Care	42,208,722	—	—	42,208,722
Industrials	50,485,625	—	—	50,485,625
Information Technology	57,810,629	—	—	57,810,629
Materials	13,516,581	—	—	13,516,581
Telecommunication Services	4,017,573	—	—	4,017,573
Utilities	7,652,864	—	—	7,652,864

Total Assets	$354,440,739	$—	$—	$354,440,739

Total Liabilities	$—	$—	$—	$—

Total	$354,440,739	$—	$—	$354,440,739

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$230,556,937
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$308,666,338

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$133,704,234
Aggregate gross unrealized depreciation	(4,506,560)

Net unrealized appreciation	$129,197,674

Federal income tax cost of investments	$225,243,065

The Portfolio has a net capital loss carryforward of $109,025,885, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $99,135,663 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $225,622,205)	$354,440,739
Cash	7,052,934
Dividends, interest and other receivables	371,682
Receivable from Separate Accounts for Trust shares sold	61,920
Other assets	5,277

Total assets	361,932,552

LIABILITIES
Investment management fees payable	173,197
Payable to Separate Accounts for Trust shares redeemed	90,154
Distribution fees payable - Class IB	66,743
Administrative fees payable	40,423
Distribution fees payable - Class IA	7,874
Trustees’ fees payable	2,259
Accrued expenses	78,307

Total liabilities	458,957

NET ASSETS	$361,473,595

Net assets were comprised of:
Paid in capital	$341,264,890
Accumulated undistributed net investment income (loss)	379,140
Accumulated undistributed net realized gain (loss) on investments	(108,988,969)
Net unrealized appreciation (depreciation) on investments	128,818,534

Net assets	$361,473,595

Class IA
Net asset value, offering and redemption price per share, $38,398,352 / 2,025,648 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.96

Class IB
Net asset value, offering and redemption price per share, $321,605,410 / 16,947,544 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.98

Class K
Net asset value, offering and redemption price per share, $1,469,833 / 77,699 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $100,512 foreign withholding tax)	$11,983,525
Interest	12,483

Total income	11,996,008

EXPENSES
Investment management fees	5,040,499
Distribution fees - Class IB	1,883,716
Administrative fees	827,096
Distribution fees - Class IA	79,829
Printing and mailing expenses	65,974
Professional fees	51,382
Custodian fees	40,500
Trustees’ fees	27,227
Miscellaneous	32,659

Gross expenses	8,048,882
Less: Waiver from investment manager	(424,079)
Fees paid indirectly	(17,397)

Net expenses	7,607,406

NET INVESTMENT INCOME (LOSS)	4,388,602

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	349,738,642
Net change in unrealized appreciation (depreciation) on investments	(175,780,487)

NET REALIZED AND UNREALIZED GAIN (LOSS)	173,958,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$178,346,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,388,602	$10,768,644
Net realized gain (loss) on investments	349,738,642	101,047,829
Net change in unrealized appreciation (depreciation) on investments	(175,780,487)	78,490,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	178,346,757	190,306,555

DIVIDENDS:
Dividends from net investment income
Class IA	(499,594)	(234,308)
Class IB	(4,240,207)	(10,473,429)
Class K†	(22,112)	—

TOTAL DIVIDENDS	(4,761,913)	(10,707,737)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 641,379 and 294,091 shares, respectively ]	10,836,451	4,043,029
Capital shares issued in reinvestment of dividends [ 27,005 and 16,071 shares, respectively ]	499,594	234,308
Capital shares repurchased [ (438,920) and (319,170) shares, respectively ]	(7,446,806)	(4,396,747)

Total Class IA transactions	3,889,239	(119,410)

Class IB
Capital shares sold [ 1,822,962 and 3,150,231 shares, respectively ]	29,548,992	42,854,191
Capital shares issued in reinvestment of dividends [ 228,955 and 717,488 shares, respectively ]	4,240,207	10,473,429
Capital shares repurchased [ (7,044,168) and (12,073,174) shares, respectively ]	(114,786,967)	(167,223,301)
Capital shares repurchased in-kind (Note 9)[ (58,414,304) and 0 shares, respectively ]	(935,653,398)	—

Total Class IB transactions	(1,016,651,166)	(113,895,681)

Class K †
Capital shares sold [ 80,249 and 0 shares, respectively ]	1,480,549	—
Capital shares issued in reinvestment of dividends [ 1,198 and 0 shares, respectively ]	22,112	—
Capital shares repurchased [ (3,748) and 0 shares, respectively ]	(69,883)	—

Total Class K transactions	1,432,778	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,011,329,149)	(114,015,091)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(837,744,305)	65,583,727
NET ASSETS:
Beginning of year	1,199,217,900	1,133,634,173

End of year (a)	$361,473,595	$1,199,217,900

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$379,140	$1,322,452

† Class K commenced operations on October 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.58	$12.53	$12.14	$10.56	$8.12

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.13 (e)	0.12 (e)	0.11 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	4.54	2.05	0.39	1.58	2.45

Total from investment operations	4.63	2.18	0.51	1.69	2.57

Less distributions:
Dividends from net investment income	(0.25)	(0.13)	(0.12)	(0.11)	(0.13)

Net asset value, end of year	$18.96	$14.58	$12.53	$12.14	$10.56

Total return	31.82%	17.41%	4.27%	16.07%	31.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,398	$26,189	$22,619	$23,883	$22,197
Ratio of expenses to average net assets:
After waivers	0.97%	0.97%	0.72%	0.72%	0.72%
After waivers and fees paid indirectly	0.97%	0.97%	0.72%	0.72%	0.71%
Before waivers and fees paid indirectly	1.03%	1.02%	0.77%	0.77%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers	0.54%	0.91%	0.95%	1.01%	1.39%
After waivers and fees paid indirectly	0.54%	0.91%	0.96%	1.01%	1.41%
Before waivers and fees paid indirectly	0.47%	0.86%	0.91%	0.96%	1.32%
Portfolio turnover rate	31%	30%	27%	25%	53%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.60	$12.55	$12.16	$10.57	$8.13

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.12 (e)	0.09 (e)	0.08 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments	4.54	2.06	0.39	1.59	2.45

Total from investment operations	4.63	2.18	0.48	1.67	2.55

Less distributions:
Dividends from net investment income	(0.25)	(0.13)	(0.09)	(0.08)	(0.11)

Net asset value, end of year	$18.98	$14.60	$12.55	$12.16	$10.57

Total return	31.78%	17.38%	4.00%	15.86%	31.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$321,605	$1,173,029	$1,111,015	$1,208,277	$1,179,755
Ratio of expenses to average net assets:
After waivers	0.97%	0.97%	0.97%	0.97%	0.97%
After waivers and fees paid indirectly	0.97%	0.97%	0.97%	0.97%	0.96%
Before waivers and fees paid indirectly	1.03%	1.02%	1.02%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers	0.56%	0.90%	0.70%	0.76%	1.15%
After waivers and fees paid indirectly	0.56%	0.90%	0.70%	0.76%	1.16%
Before waivers and fees paid indirectly	0.50%	0.85%	0.66%	0.71%	1.08%
Portfolio turnover rate	31%	30%	27%	25%	53%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	October 31, 2013* to December 31, 2013
Net asset value, beginning of period	$18.42

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments	0.78

Total from investment operations	0.80

Less distributions:
Dividends from net investment income	(0.30)

Net asset value, end of period	$18.92

Total return (b)	4.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,470
Ratio of expenses to average net assets:
After waivers (a)	0.72%
After waivers and fees paid indirectly (a)	0.72%
Before waivers and fees paid indirectly (a)	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.76%
After waivers and fees paid indirectly (a)	0.76%
Before waivers and fees paid indirectly(a)	0.69%
Portfolio turnover rate	31%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	32.49%	18.19%	5.99%
Portfolio – Class IB Shares**	32.48	18.02	5.78
Russell 3000® Index	33.55	18.71	7.88
* Date of inception 1/13/76. ** Date of inception 10/2/96. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.49% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 3000® Index, returned 33.55% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ending December 31, 2013 were Financials, Consumer Discretionary, Information Technology, Health Care and Industrials.

•

The top five stocks that provided the most positive impact to the Russell 3000 Index performance for the year ending December 31, 2013 were Google Inc., Microsoft Corp., General Electric, Exxon Mobil Corp. and Johnson & Johnson.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ending December 31, 2013 were Telecommunication Services, Utilities, Materials, Energy and Consumer Staples.

•

The five stocks that had the least impact to performance in the Russell 3000 Index for the year ending December 31, 2013 were Newmont Mining Corp., Intuitive Surgical, Rackspace Hosting, CenturyLink Inc. and Edwards Lifesciences Corp.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	18.0%
Financials	17.2
Consumer Discretionary	13.3
Health Care	12.5
Industrials	11.6
Energy	9.2
Consumer Staples	8.5
Materials	3.8
Utilities	2.9
Telecommunication Services	2.1
Cash and Other	0.9

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,165.50	$3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.66
Class IB
Actual	1,000.00	1,165.84	3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.66

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.3%)
Auto Components (0.6%)
Allison Transmission Holdings, Inc.	7,000	$193,270
American Axle & Manufacturing Holdings, Inc.*	13,500	276,075
BorgWarner, Inc.	65,260	3,648,687
Cooper Tire & Rubber Co.	18,800	451,952
Dana Holding Corp.	52,900	1,037,898
Delphi Automotive plc	88,700	5,333,531
Dorman Products, Inc.*	2,000	112,140
Federal-Mogul Corp.*	13,500	265,680
Gentex Corp.	37,800	1,247,022
Goodyear Tire & Rubber Co.	69,700	1,662,345
Johnson Controls, Inc.	192,430	9,871,659
Lear Corp.	26,700	2,161,899
Tenneco, Inc.*	22,600	1,278,482
TRW Automotive Holdings Corp.*	34,500	2,566,455
Visteon Corp.*	17,300	1,416,697

		31,523,792

Automobiles (0.6%)
Ford Motor Co.	1,056,036	16,294,636
General Motors Co.*	236,400	9,661,668
Harley-Davidson, Inc.	62,550	4,330,962
Tesla Motors, Inc.*	23,700	3,564,006
Thor Industries, Inc.	14,600	806,358

		34,657,630

Distributors (0.1%)
Genuine Parts Co.	46,000	3,826,740
LKQ Corp.*	89,000	2,928,100
Pool Corp.	15,900	924,426

		7,679,266

Diversified Consumer Services (0.2%)
American Public Education, Inc.*	7,600	330,372
Apollo Education Group, Inc., Class A*	40,930	1,118,208
Ascent Capital Group, Inc., Class A*	600	51,336
Bright Horizons Family Solutions, Inc.*	5,000	183,700
Capella Education Co.	5,400	358,776
Career Education Corp.*	23,900	136,230
DeVry Education Group, Inc.	25,800	915,900
Grand Canyon Education, Inc.*	12,900	562,440
H&R Block, Inc.	84,350	2,449,524
Hillenbrand, Inc.	9,800	288,316
Matthews International Corp., Class A	1,100	46,871
Outerwall, Inc.*	7,800	524,706
Service Corp. International	56,100	1,017,093
Sotheby’s, Inc.	25,300	1,345,960
Strayer Education, Inc.*	2,300	79,281
Weight Watchers International, Inc.	1,800	59,274

		9,467,987

Hotels, Restaurants & Leisure (2.0%)
Bally Technologies, Inc.*	14,300	$1,121,835
BJ’s Restaurants, Inc.*	4,750	147,535
Bloomin’ Brands, Inc.*	3,800	91,238
Bob Evans Farms, Inc.	5,700	288,363
Brinker International, Inc.	20,490	949,507
Buffalo Wild Wings, Inc.*	6,100	897,920
Burger King Worldwide, Inc.	28,500	651,510
Caesars Entertainment Corp.*	7,000	150,780
Carnival Corp.	117,360	4,714,351
Cheesecake Factory, Inc.	22,800	1,100,556
Chipotle Mexican Grill, Inc.*	8,700	4,635,186
Choice Hotels International, Inc.	6,000	294,660
Churchill Downs, Inc.	700	62,755
Cracker Barrel Old Country Store, Inc.	5,800	638,406
Darden Restaurants, Inc.	41,150	2,237,325
Denny’s Corp.*	390	2,804
DineEquity, Inc.	1,900	158,745
Domino’s Pizza, Inc.	16,400	1,142,260
Dunkin’ Brands Group, Inc.	30,300	1,460,460
Hyatt Hotels Corp., Class A*	16,500	816,090
International Game Technology	81,360	1,477,498
International Speedway Corp., Class A	1,800	63,882
Interval Leisure Group, Inc.	1,900	58,710
Jack in the Box, Inc.*	9,900	495,198
Krispy Kreme Doughnuts, Inc.*	11,900	229,551
Las Vegas Sands Corp.	109,800	8,659,926
Life Time Fitness, Inc.*	14,000	658,000
Marriott International, Inc., Class A	65,025	3,209,634
Marriott Vacations Worldwide Corp.*	6,412	338,297
McDonald’s Corp.	275,240	26,706,537
MGM Resorts International*	101,700	2,391,984
Orient-Express Hotels Ltd., Class A*	11,200	169,232
Panera Bread Co., Class A*	9,500	1,678,555
Papa John’s International, Inc.	4,200	190,680
Penn National Gaming, Inc.*	1,100	15,763
Pinnacle Entertainment, Inc.*	6,300	163,737
Royal Caribbean Cruises Ltd.	47,950	2,273,789
Scientific Games Corp., Class A*	15,400	260,722
Six Flags Entertainment Corp.	24,684	908,865
Starbucks Corp.	206,450	16,183,616
Starwood Hotels & Resorts Worldwide, Inc.	57,100	4,536,595
Texas Roadhouse, Inc.	20,700	575,460
Vail Resorts, Inc.	10,200	767,346
Wendy’s Co.	84,400	735,968
Wyndham Worldwide Corp.	36,970	2,724,319
Wynn Resorts Ltd.	22,100	4,292,041
Yum! Brands, Inc.	127,640	9,650,860

		110,979,051

Household Durables (0.5%)
CSS Industries, Inc.	40	1,147
D.R. Horton, Inc.*	88,100	1,966,392
Garmin Ltd.	35,500	1,640,810

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Harman International Industries, Inc.	19,190	$1,570,701
Helen of Troy Ltd.*	2,000	99,020
iRobot Corp.*	3,800	132,126
Jarden Corp.*	34,950	2,144,183
Leggett & Platt, Inc.	42,200	1,305,668
Lennar Corp., Class A	49,300	1,950,308
M.D.C. Holdings, Inc.*	4,600	148,304
Meritage Homes Corp.*	9,800	470,302
Mohawk Industries, Inc.*	17,000	2,531,300
Newell Rubbermaid, Inc.	80,500	2,609,005
NVR, Inc.*	1,600	1,641,616
PulteGroup, Inc.	104,800	2,134,776
Ryland Group, Inc.	13,600	590,376
Standard Pacific Corp.*	8,200	74,210
Taylor Morrison Home Corp., Class A*	1,800	40,410
Tempur Sealy International, Inc.*	17,200	928,112
Toll Brothers, Inc.*	44,200	1,635,400
Tupperware Brands Corp.	15,000	1,417,950
Whirlpool Corp.	23,520	3,689,347

		28,721,463

Internet & Catalog Retail (1.3%)
Amazon.com, Inc.*	99,880	39,831,145
Expedia, Inc.	27,205	1,895,100
FTD Cos., Inc.*	6,520	212,422
Groupon, Inc.*	119,200	1,402,984
HomeAway, Inc.*	14,400	588,672
HSN, Inc.	13,200	822,360
Liberty Interactive Corp.*	150,330	4,412,185
Liberty Ventures*	8,701	1,066,656
Netflix, Inc.*	14,300	5,264,831
priceline.com, Inc.*	14,380	16,715,312
Shutterfly, Inc.*	9,870	502,679
TripAdvisor, Inc.*	31,805	2,634,408

		75,348,754

Leisure Equipment & Products (0.2%)
Brunswick Corp.	22,600	1,040,956
Hasbro, Inc.	33,900	1,864,839
Mattel, Inc.	94,800	4,510,584
Polaris Industries, Inc.	19,200	2,796,288

		10,212,667

Media (3.8%)
AMC Networks, Inc., Class A*	21,212	1,444,749
Cablevision Systems Corp. - New York Group, Class A	61,150	1,096,420
CBS Corp. (Non-Voting), Class B	169,220	10,786,083
Charter Communications, Inc., Class A*	18,800	2,571,088
Cinemark Holdings, Inc.	31,500	1,049,895
Clear Channel Outdoor Holdings, Inc., Class A	26,500	268,710
Comcast Corp., Class A	720,324	37,431,637
DIRECTV*	133,446	9,219,784
Discovery Communications, Inc., Class A*	71,300	6,446,946

DISH Network Corp., Class A*	63,360	$3,669,811
DreamWorks Animation SKG, Inc., Class A*	20,600	731,300
Gannett Co., Inc.	69,600	2,058,768
Global Sources Ltd.*	323	2,626
Graham Holdings Co., Class B*	1,300	862,316
Interpublic Group of Cos., Inc.	119,600	2,116,920
John Wiley & Sons, Inc., Class A	17,000	938,400
Lamar Advertising Co., Class A*	21,400	1,118,150
Liberty Global plc, Class A*	109,292	9,725,895
Liberty Media Corp., Class A*	28,697	4,202,676
Lions Gate Entertainment Corp.	22,800	721,848
Live Nation Entertainment, Inc.*	33,200	656,032
Loral Space & Communications, Inc.*	900	72,882
Madison Square Garden Co., Class A*	17,787	1,024,175
Meredith Corp.	11,000	569,800
Morningstar, Inc.	5,100	398,259
New York Times Co., Class A	38,000	603,060
News Corp., Class A*	141,361	2,547,325
Omnicom Group, Inc.	74,700	5,555,439
Regal Entertainment Group, Class A	10,900	212,005
Scripps Networks Interactive, Inc., Class A	31,100	2,687,351
Sinclair Broadcast Group, Inc., Class A	19,400	693,162
Sirius XM Holdings, Inc.*	875,500	3,055,495
Starz, Class A*	32,997	964,832
Thomson Reuters Corp.	102,100	3,861,422
Time Warner Cable, Inc.	82,302	11,151,921
Time Warner, Inc.	258,126	17,996,545
Twenty-First Century Fox, Inc., Class A	540,026	18,998,115
Viacom, Inc., Class B	121,160	10,582,114
Walt Disney Co.	494,368	37,769,715

		215,863,671

Multiline Retail (0.6%)
Big Lots, Inc.*	21,700	700,693
Dillard’s, Inc., Class A	10,300	1,001,263
Dollar General Corp.*	92,900	5,603,728
Dollar Tree, Inc.*	63,550	3,585,491
Family Dollar Stores, Inc.	30,150	1,958,845
J.C. Penney Co., Inc.*	56,050	512,858
Kohl’s Corp.	63,010	3,575,818
Macy’s, Inc.	104,300	5,569,620
Nordstrom, Inc.	39,390	2,434,302
Sears Holdings Corp.*	13,100	642,424
Target Corp.	174,360	11,031,757

		36,616,799

Specialty Retail (2.5%)
Aaron’s, Inc.	27,400	805,560
Abercrombie & Fitch Co., Class A	29,600	974,136
Advance Auto Parts, Inc.	20,750	2,296,610
American Eagle Outfitters, Inc.	60,700	874,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

ANN, Inc.*	17,200	$628,832
Asbury Automotive Group, Inc.*	8,500	456,790
Ascena Retail Group, Inc.*	44,800	947,968
AutoNation, Inc.*	10,800	536,652
AutoZone, Inc.*	10,490	5,013,591
Bed Bath & Beyond, Inc.*	62,050	4,982,615
Best Buy Co., Inc.	83,910	3,346,331
Buckle, Inc.	6,800	357,408
Cabela’s, Inc.*	15,800	1,053,228
CarMax, Inc.*	69,350	3,260,837
Chico’s FAS, Inc.	67,550	1,272,642
Children’s Place Retail Stores, Inc.*	2,400	136,728
Conn’s, Inc.*	6,100	480,619
CST Brands, Inc.	18,058	663,090
Dick’s Sporting Goods, Inc.	31,100	1,806,910
DSW, Inc., Class A	15,200	649,496
Express, Inc.*	27,800	519,026
Finish Line, Inc., Class A	2,100	59,157
Foot Locker, Inc.	51,200	2,121,728
Francesca’s Holdings Corp.*	15,600	287,196
GameStop Corp., Class A	33,700	1,660,062
Gap, Inc.	82,990	3,243,249
Genesco, Inc.*	7,800	569,868
GNC Holdings, Inc., Class A	27,900	1,630,755
Group 1 Automotive, Inc.	1,900	134,938
Guess?, Inc.	29,000	901,030
Hibbett Sports, Inc.*	5,500	369,655
Home Depot, Inc.	400,960	33,015,046
Jos. A. Bank Clothiers, Inc.*	1,700	93,041
L Brands, Inc.	70,390	4,353,621
Lowe’s Cos., Inc.	300,140	14,871,937
Lumber Liquidators Holdings, Inc.*	8,500	874,565
Mattress Firm Holding Corp.*	4,100	176,464
Men’s Wearhouse, Inc.	19,100	975,628
Monro Muffler Brake, Inc.	7,200	405,792
Murphy USA, Inc.*	14,655	609,062
New York & Co., Inc.*	460	2,010
Office Depot, Inc.*	132,429	700,549
O’Reilly Automotive, Inc.*	32,150	4,138,027
Penske Automotive Group, Inc.	8,900	419,724
PetSmart, Inc.	32,700	2,378,925
Pier 1 Imports, Inc.	32,300	745,484
Rent-A-Center, Inc.	21,010	700,473
Ross Stores, Inc.	62,360	4,672,635
Sally Beauty Holdings, Inc.*	48,300	1,460,109
Sears Hometown and Outlet Stores, Inc.*	4,100	104,550
Signet Jewelers Ltd.	25,480	2,005,276
Sonic Automotive, Inc., Class A	4,300	105,264
Staples, Inc.	184,150	2,926,144
Systemax, Inc.*	800	9,000
Tiffany & Co.	31,700	2,941,126
Tile Shop Holdings, Inc.*	4,900	88,543
TJX Cos., Inc.	196,900	12,548,437
Tractor Supply Co.	39,600	3,072,168
Ulta Salon Cosmetics & Fragrance, Inc.*	19,600	1,891,792
Urban Outfitters, Inc.*	35,150	1,304,065

Vitamin Shoppe, Inc.*	8,300	$431,683
Williams-Sonoma, Inc.	26,900	1,567,732

		141,629,659

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	15,680	1,125,667
Coach, Inc.	76,820	4,311,906
Columbia Sportswear Co.	4,700	370,125
Crocs, Inc.*	15,090	240,233
Deckers Outdoor Corp.*	12,800	1,081,088
Fifth & Pacific Cos., Inc.*	29,900	958,893
Fossil Group, Inc.*	15,800	1,895,052
Hanesbrands, Inc.	30,100	2,115,127
Iconix Brand Group, Inc.*	17,700	702,690
Michael Kors Holdings Ltd.*	57,200	4,644,068
NIKE, Inc., Class B	195,260	15,355,246
Oxford Industries, Inc.	1,500	121,005
PVH Corp.	24,581	3,343,508
Quiksilver, Inc.*	13,600	119,272
Ralph Lauren Corp.	18,670	3,296,562
Skechers U.S.A., Inc., Class A*	2,700	89,451
Steven Madden Ltd.*	19,102	698,942
Tumi Holdings, Inc.*	4,100	92,455
Under Armour, Inc., Class A*	25,800	2,252,340
Unifi, Inc.*	436	11,877
VF Corp.	96,800	6,034,512
Wolverine World Wide, Inc.	27,700	940,692

		49,800,711

Total Consumer Discretionary		752,501,450

Consumer Staples (8.5%)
Beverages (1.8%)
Beam, Inc.	49,350	3,358,761
Boston Beer Co., Inc., Class A*	2,300	556,117
Brown-Forman Corp., Class B	42,400	3,204,168
Coca-Cola Co.	1,049,940	43,373,021
Coca-Cola Enterprises, Inc.	70,600	3,115,578
Constellation Brands, Inc., Class A*	42,200	2,970,036
Dr. Pepper Snapple Group, Inc.	60,810	2,962,663
Molson Coors Brewing Co., Class B	39,750	2,231,963
Monster Beverage Corp.*	36,700	2,487,159
PepsiCo, Inc.	424,490	35,207,201

		99,466,667

Food & Staples Retailing (2.0%)
Andersons, Inc.	5,100	454,767
Casey’s General Stores, Inc.	9,800	688,450
Costco Wholesale Corp.	121,050	14,406,160
CVS Caremark Corp.	332,710	23,812,055
Fresh Market, Inc.*	11,700	473,850
Harris Teeter Supermarkets, Inc.	14,500	715,575
Kroger Co.	147,610	5,835,023
PriceSmart, Inc.	4,100	473,714
Rite Aid Corp.*	190,700	964,942
Safeway, Inc.	68,840	2,242,119
SUPERVALU, Inc.*	57,400	418,446
Sysco Corp.	166,350	6,005,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

United Natural Foods, Inc.*	13,800	$1,040,382
Walgreen Co.	261,280	15,007,923
Wal-Mart Stores, Inc.	442,020	34,782,554
Whole Foods Market, Inc.	105,300	6,089,499

		113,410,694

Food Products (1.6%)
Archer-Daniels-Midland Co.	186,360	8,088,024
B&G Foods, Inc.	9,600	325,536
Bunge Ltd.	40,580	3,332,024
Campbell Soup Co.	49,800	2,155,344
ConAgra Foods, Inc.	126,450	4,261,365
Darling International, Inc.*	43,000	897,840
Dean Foods Co.*	13,000	223,470
Flowers Foods, Inc.	47,400	1,017,678
General Mills, Inc.	181,000	9,033,710
Green Mountain Coffee Roasters, Inc.*	41,766	3,156,674
Hain Celestial Group, Inc.*	10,600	962,268
Hershey Co.	45,150	4,389,934
Hillshire Brands Co.	36,900	1,233,936
Hormel Foods Corp.	40,000	1,806,800
Ingredion, Inc.	23,600	1,615,656
J.M. Smucker Co.	30,327	3,142,484
Kellogg Co.	73,500	4,488,645
Kraft Foods Group, Inc.	164,636	8,877,173
Lancaster Colony Corp.	2,100	185,115
McCormick & Co., Inc. (Non-Voting)	41,750	2,877,410
Mead Johnson Nutrition Co.	56,100	4,698,936
Mondelez International, Inc., Class A	484,910	17,117,323
Post Holdings, Inc.*	7,300	359,671
Sanderson Farms, Inc.	4,600	332,718
TreeHouse Foods, Inc.*	10,000	689,200
Tyson Foods, Inc., Class A	79,200	2,650,032
WhiteWave Foods Co., Class A*	39,703	910,787

		88,829,753

Household Products (1.7%)
Church & Dwight Co., Inc.	40,600	2,690,968
Clorox Co.	38,950	3,613,002
Colgate-Palmolive Co.	257,220	16,773,316
Energizer Holdings, Inc.	20,850	2,256,804
Kimberly-Clark Corp.	104,500	10,916,070
Procter & Gamble Co.	749,780	61,039,590

		97,289,750

Personal Products (0.2%)
Avon Products, Inc.	123,850	2,132,697
Coty, Inc., Class A	500	7,625
Estee Lauder Cos., Inc., Class A	68,200	5,136,824
Herbalife Ltd.	24,100	1,896,670
Nu Skin Enterprises, Inc., Class A	15,500	2,142,410
Prestige Brands Holdings, Inc.*	14,500	519,100

		11,835,326

Tobacco (1.2%)
Altria Group, Inc.	557,290	21,394,363
Lorillard, Inc.	107,250	5,435,430
Philip Morris International, Inc.	444,430	38,723,186

Reynolds American, Inc.	87,300	$4,364,127

		69,917,106

Total Consumer Staples		480,749,296

Energy (9.2%)
Energy Equipment & Services (1.7%)
Atwood Oceanics, Inc.*	17,200	918,308
Baker Hughes, Inc.	126,684	7,000,558
Bristow Group, Inc.	11,000	825,660
Cameron International Corp.*	73,850	4,396,291
CARBO Ceramics, Inc.	6,000	699,180
Diamond Offshore Drilling, Inc.	23,210	1,321,113
Dresser-Rand Group, Inc.*	26,400	1,574,232
Dril-Quip, Inc.*	12,800	1,407,104
Era Group, Inc.*	5,600	172,816
Exterran Holdings, Inc.*	19,800	677,160
FMC Technologies, Inc.*	71,300	3,722,573
Forum Energy Technologies, Inc.*	1,400	39,564
Halliburton Co.	230,530	11,699,398
Helix Energy Solutions Group, Inc.*	36,700	850,706
Helmerich & Payne, Inc.	28,600	2,404,688
Hornbeck Offshore Services, Inc.*	10,200	502,146
McDermott International, Inc.*	84,700	775,852
Nabors Industries Ltd.	99,790	1,695,432
National Oilwell Varco, Inc.	120,080	9,549,962
Oceaneering International, Inc.	33,600	2,650,368
Oil States International, Inc.*	18,900	1,922,508
Patterson-UTI Energy, Inc.	45,900	1,162,188
Rowan Cos., plc, Class A*	43,300	1,531,088
RPC, Inc.	5,900	105,315
Schlumberger Ltd.	364,955	32,886,095
SEACOR Holdings, Inc.*	8,500	775,200
Seadrill Ltd.	100,300	4,120,324
Superior Energy Services, Inc.*	56,171	1,494,710
Tidewater, Inc.	19,600	1,161,692
Unit Corp.*	20,200	1,042,724

		99,084,955

Oil, Gas & Consumable Fuels (7.5%)
Alpha Natural Resources, Inc.*	60,900	434,826
Anadarko Petroleum Corp.	139,680	11,079,418
Antero Resources Corp.*	10,200	647,088
Apache Corp.	111,180	9,554,809
Athlon Energy, Inc.*	3,400	102,850
Cabot Oil & Gas Corp.	123,400	4,782,984
Carrizo Oil & Gas, Inc.*	12,300	550,671
Cheniere Energy, Inc.*	68,500	2,953,720
Chesapeake Energy Corp.	164,510	4,464,801
Chevron Corp.	526,800	65,802,588
Cimarex Energy Co.	24,260	2,545,117
Cobalt International Energy, Inc.*	78,200	1,286,390
Concho Resources, Inc.*	29,200	3,153,600
ConocoPhillips Co.	332,276	23,475,299
CONSOL Energy, Inc.	68,950	2,622,858
Continental Resources, Inc.*	11,600	1,305,232
Crosstex Energy, Inc.	12,900	466,464
Denbury Resources, Inc.*	117,659	1,933,137

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Devon Energy Corp.	111,430	$6,894,174
Energen Corp.	20,400	1,443,300
Energy XXI Bermuda Ltd.	24,700	668,382
EOG Resources, Inc.	75,500	12,671,920
EQT Corp.	42,700	3,833,606
EXCO Resources, Inc.	10,500	55,755
Exxon Mobil Corp.#	1,208,365	122,286,538
Golar LNG Ltd.	5,500	199,595
Gulfport Energy Corp.*	22,300	1,408,245
Hess Corp.	85,120	7,064,960
HollyFrontier Corp.	63,132	3,137,029
Kinder Morgan, Inc.	188,020	6,768,720
Kodiak Oil & Gas Corp.*	68,900	772,369
Kosmos Energy Ltd.*	24,500	273,910
Laredo Petroleum Holdings, Inc.*	900	24,921
Marathon Oil Corp.	201,190	7,102,007
Marathon Petroleum Corp.	81,795	7,503,055
Murphy Oil Corp.	58,620	3,803,266
Newfield Exploration Co.*	49,650	1,222,879
Noble Energy, Inc.	101,760	6,930,874
Oasis Petroleum, Inc.*	24,900	1,169,553
Occidental Petroleum Corp.	223,560	21,260,556
PDC Energy, Inc.*	8,800	468,336
Peabody Energy Corp.	78,700	1,537,011
Phillips 66	172,788	13,327,138
Pioneer Natural Resources Co.	38,650	7,114,305
QEP Resources, Inc.	53,400	1,636,710
Range Resources Corp.	44,350	3,739,149
Rosetta Resources, Inc.*	19,900	955,996
SandRidge Energy, Inc.*	141,444	858,565
Scorpio Tankers, Inc.	45,900	541,161
SemGroup Corp., Class A	9,800	639,254
Ship Finance International Ltd.	5,200	85,176
SM Energy Co.	20,900	1,736,999
Southwestern Energy Co.*	95,550	3,757,982
Spectra Energy Corp.	186,400	6,639,568
Stone Energy Corp.*	8,200	283,638
Targa Resources Corp.	9,000	793,530
Teekay Corp.	10,600	508,906
Tesoro Corp.	43,310	2,533,635
Ultra Petroleum Corp.*	57,500	1,244,875
Valero Energy Corp.	151,330	7,627,032
Western Refining, Inc.	17,900	759,139
Whiting Petroleum Corp.*	34,800	2,153,076
Williams Cos., Inc.	189,100	7,293,587
World Fuel Services Corp.	27,400	1,182,584
WPX Energy, Inc.*	64,033	1,304,993

		422,379,811

Total Energy		521,464,766

Financials (17.2%)
Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	15,940	3,457,067
American Capital Ltd.*	94,205	1,473,366
Ameriprise Financial, Inc.	55,960	6,438,198
Apollo Investment Corp.	65,308	553,812
Ares Capital Corp.	70,900	1,259,893
Artisan Partners Asset Management, Inc., Class A	4,800	312,912

Bank of New York Mellon Corp.	315,450	$11,021,823
BGC Partners, Inc., Class A	15,800	95,748
BlackRock Kelso Capital Corp.	9,200	85,836
BlackRock, Inc.	36,210	11,459,379
Charles Schwab Corp.	300,334	7,808,684
Cohen & Steers, Inc.	11,400	456,684
Cowen Group, Inc., Class A*	4,520	17,673
E*TRADE Financial Corp.*	83,210	1,634,244
Eaton Vance Corp.	34,740	1,486,525
Evercore Partners, Inc., Class A	10,600	633,668
Federated Investors, Inc., Class B	36,800	1,059,840
Financial Engines, Inc.	13,900	965,772
Franklin Resources, Inc.	113,790	6,569,097
GAMCO Investors, Inc., Class A	1,000	86,970
GFI Group, Inc.	620	2,424
Goldman Sachs Group, Inc.	124,600	22,086,596
Golub Capital BDC, Inc.	5,700	108,927
Greenhill & Co., Inc.	7,500	434,550
HFF, Inc., Class A*	600	16,110
Invesco Ltd.	126,200	4,593,680
Janus Capital Group, Inc.	31,300	387,181
Lazard Ltd., Class A	34,700	1,572,604
Legg Mason, Inc.	30,750	1,337,010
LPL Financial Holdings, Inc.	10,900	512,627
Main Street Capital Corp.	3,600	117,684
Morgan Stanley	417,973	13,107,633
Northern Trust Corp.	65,350	4,044,511
PennantPark Investment Corp.	9,200	106,720
Piper Jaffray Cos., Inc.*	7,900	312,445
Prospect Capital Corp.	57,900	649,638
Raymond James Financial, Inc.	37,500	1,957,125
SEI Investments Co.	42,150	1,463,869
Solar Capital Ltd.	2,800	63,140
State Street Corp.	126,550	9,287,505
Stifel Financial Corp.*	15,339	735,045
SWS Group, Inc.*	1,820	11,066
T. Rowe Price Group, Inc.	71,980	6,029,765
TD Ameritrade Holding Corp.	67,936	2,081,559
Triangle Capital Corp.	3,000	82,950
Virtus Investment Partners, Inc.*	891	178,245
Waddell & Reed Financial, Inc., Class A	23,920	1,557,670
Walter Investment Management Corp.*	2,608	92,219
WisdomTree Investments, Inc.*	27,400	485,254

		130,292,943

Commercial Banks (3.1%)
1st Source Corp.	400	12,776
Associated Banc-Corp.	65,400	1,137,960
BancFirst Corp.	8,400	470,904
Banco Latinoamericano de Comercio Exterior S.A., Class E	500	14,010
BancorpSouth, Inc.	31,550	802,001
Bank of Hawaii Corp.	12,700	751,078
Bank of the Ozarks, Inc.	8,700	492,333

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

BankUnited, Inc.	15,300	$503,676
Banner Corp.	1,600	71,712
BB&T Corp.	199,150	7,432,278
BBCN Bancorp, Inc.	4,100	68,019
BOK Financial Corp.	9,150	606,828
Boston Private Financial Holdings, Inc.	7,800	98,436
Capital Bank Financial Corp., Class A*	2,800	63,700
CapitalSource, Inc.	55,680	800,122
Cathay General Bancorp	21,630	578,170
Central Pacific Financial Corp.	700	14,056
Chemical Financial Corp.	500	15,835
CIT Group, Inc.	56,100	2,924,493
City Holding Co.	10,030	464,690
City National Corp./California	17,200	1,362,584
CoBiz Financial, Inc.	190	2,272
Columbia Banking System, Inc.	3,060	84,181
Comerica, Inc.	53,000	2,519,620
Commerce Bancshares, Inc./Missouri	31,841	1,429,979
Community Bank System, Inc.	12,000	476,160
Cullen/Frost Bankers, Inc.	17,300	1,287,639
CVB Financial Corp.	13,400	228,738
East West Bancorp, Inc.	39,500	1,381,315
F.N.B. Corp./Pennsylvania	48,700	614,594
Fifth Third Bancorp	248,250	5,220,697
First BanCorp/Puerto Rico*	2,500	15,475
First Busey Corp.	22,500	130,500
First Citizens BancShares, Inc./North Carolina, Class A	2,200	489,786
First Commonwealth Financial Corp.	29,900	263,718
First Financial Bancorp	1,300	22,659
First Financial Bankshares, Inc.	9,400	623,408
First Financial Corp./Indiana	10,000	365,600
First Financial Holdings, Inc.	100	6,651
First Horizon National Corp.	68,162	794,087
First Interstate Bancsystem, Inc.	1,000	28,370
First Midwest Bancorp, Inc./Illinois	17,100	299,763
First Niagara Financial Group, Inc.	122,945	1,305,676
First Republic Bank/California	31,800	1,664,730
FirstMerit Corp.	47,495	1,055,814
Fulton Financial Corp.	75,000	981,000
Glacier Bancorp, Inc.	24,600	732,834
Hancock Holding Co.	24,124	884,868
Home BancShares, Inc./Arkansas	12,400	463,140
Huntington Bancshares, Inc./Ohio	270,900	2,614,185
IBERIABANK Corp.	8,400	527,940
Independent Bank Corp./Massachusetts	700	27,433
International Bancshares Corp.	4,800	126,672
Investors Bancorp, Inc.	7,200	184,176
KeyCorp.	258,600	3,470,412
M&T Bank Corp.	38,457	4,477,164
MainSource Financial Group, Inc.	240	4,327

MB Financial, Inc.	15,700	$503,813
National Bank Holdings Corp., Class A	3,700	79,180
National Penn Bancshares, Inc.	37,700	427,141
NBT Bancorp, Inc.	16,500	427,350
Old National Bancorp/Indiana	28,300	434,971
PacWest Bancorp	5,500	232,210
Park National Corp.	100	8,507
Pinnacle Financial Partners, Inc.	14,400	468,432
PNC Financial Services Group, Inc.	146,918	11,397,898
Popular, Inc.*	38,050	1,093,176
PrivateBancorp, Inc.	18,000	520,740
Prosperity Bancshares, Inc.	15,900	1,007,901
Regions Financial Corp.	401,200	3,967,868
Renasant Corp.	900	28,314
S&T Bancorp, Inc.	12,500	316,375
Sandy Spring Bancorp, Inc.	10	282
Signature Bank/New York*	14,900	1,600,558
Simmons First National Corp., Class A	30	1,114
SunTrust Banks, Inc.	157,550	5,799,416
Susquehanna Bancshares, Inc.	58,700	753,708
SVB Financial Group*	13,400	1,405,124
Synovus Financial Corp.	296,100	1,065,960
TCF Financial Corp.	56,950	925,438
Texas Capital Bancshares, Inc.*	12,000	746,400
Tompkins Financial Corp.	9,239	474,792
TowneBank/Virginia	18,579	285,931
Trico Bancshares	50	1,419
Trustmark Corp.	23,350	626,714
U.S. Bancorp/Minnesota	513,190	20,732,876
UMB Financial Corp.	10,600	681,368
Umpqua Holdings Corp.	27,590	528,073
United Bankshares, Inc./West Virginia	14,100	443,445
Valley National Bancorp	71,829	726,909
ViewPoint Financial Group, Inc.	2,600	71,370
Webster Financial Corp.	25,700	801,326
Wells Fargo & Co.	1,320,719	59,960,643
WesBanco, Inc.	15,000	480,000
Westamerica Bancorp	1,900	107,274
Western Alliance Bancorp*	14,200	338,812
Wintrust Financial Corp.	11,100	511,932
Zions Bancorp	64,500	1,932,420

		175,408,424

Consumer Finance (0.9%)
American Express Co.	257,456	23,358,983
Capital One Financial Corp.	158,770	12,163,370
Cash America International, Inc.	5,400	206,820
Credit Acceptance Corp.*	2,800	363,972
Discover Financial Services	137,770	7,708,231
Encore Capital Group, Inc.*	4,600	231,196
EZCORP, Inc., Class A*	14,100	164,829
First Cash Financial Services, Inc.*	8,800	544,192
Green Dot Corp., Class A*	12,800	321,920
Nelnet, Inc., Class A	4,500	189,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Portfolio Recovery Associates, Inc.*	17,400	$919,416
SLM Corp.	134,884	3,544,752

		49,717,311

Diversified Financial Services (3.2%)
Bank of America Corp.	2,929,692	45,615,304
CBOE Holdings, Inc.	27,200	1,413,312
Citigroup, Inc.	835,272	43,526,024
CME Group, Inc./Illinois	89,965	7,058,654
ING US, Inc.	21,300	748,695
Interactive Brokers Group, Inc., Class A	17,040	414,754
IntercontinentalExchange Group, Inc.	31,378	7,057,540
JPMorgan Chase & Co.	1,033,925	60,463,934
Leucadia National Corp.	91,388	2,589,936
MarketAxess Holdings, Inc.	10,860	726,208
McGraw Hill Financial, Inc.	74,530	5,828,246
Moody’s Corp.	56,650	4,445,325
MSCI, Inc.*	36,334	1,588,522
NASDAQ OMX Group, Inc.	40,300	1,603,940
NewStar Financial, Inc.*	500	8,885
PICO Holdings, Inc.*	60	1,387

		183,090,666

Insurance (4.3%)
ACE Ltd.	96,600	10,000,998
Aflac, Inc.	132,350	8,840,980
Alleghany Corp.*	4,754	1,901,410
Allied World Assurance Co. Holdings AG	12,580	1,419,150
Allstate Corp.	133,040	7,256,001
American Equity Investment Life Holding Co.	17,400	459,012
American Financial Group, Inc./Ohio	23,830	1,375,468
American International Group, Inc.	409,636	20,911,918
American National Insurance Co.	4,300	492,522
AMERISAFE, Inc.	1,740	73,498
Amtrust Financial Services, Inc.	10,736	350,960
Aon plc	89,278	7,489,531
Arch Capital Group Ltd.*	43,600	2,602,484
Arthur J. Gallagher & Co.	39,500	1,853,735
Aspen Insurance Holdings Ltd.	18,170	750,603
Assurant, Inc.	24,600	1,632,702
Assured Guaranty Ltd.	49,500	1,167,705
Axis Capital Holdings Ltd.	34,070	1,620,710
Berkshire Hathaway, Inc., Class B*	492,285	58,365,310
Brown & Brown, Inc.	35,300	1,108,067
Chubb Corp.	73,560	7,108,103
Cincinnati Financial Corp.	48,520	2,540,992
CNA Financial Corp.	10,500	450,345
CNO Financial Group, Inc.	84,000	1,485,960
EMC Insurance Group, Inc.	30	919
Employers Holdings, Inc.	300	9,495
Endurance Specialty Holdings Ltd.	11,700	686,439
Enstar Group Ltd.*	1,200	166,692
Erie Indemnity Co., Class A	10,800	789,696

Everest Reinsurance Group Ltd.	15,600	$2,431,572
FBL Financial Group, Inc., Class A	690	30,905
Fidelity National Financial, Inc., Class A	67,900	2,203,355
First American Financial Corp.	39,300	1,108,260
Genworth Financial, Inc., Class A*	142,000	2,205,260
Global Indemnity plc*	180	4,554
Greenlight Capital Reinsurance Ltd., Class A*	2,000	67,420
Hanover Insurance Group, Inc.	10,690	638,300
Hartford Financial Services Group, Inc.	134,010	4,855,182
HCC Insurance Holdings, Inc.	27,780	1,281,769
Hilltop Holdings, Inc.*	4,100	94,833
Horace Mann Educators Corp.	2,100	66,234
Infinity Property & Casualty Corp.	300	21,525
Kemper Corp.	16,500	674,520
Lincoln National Corp.	77,550	4,003,131
Loews Corp.	87,192	4,206,142
Markel Corp.*	4,060	2,356,221
Marsh & McLennan Cos., Inc.	153,850	7,440,186
MBIA, Inc.*	48,900	583,866
Mercury General Corp.	6,500	323,115
MetLife, Inc.	246,560	13,294,515
National Interstate Corp.	10	230
National Western Life Insurance Co., Class A	2,100	469,455
Old Republic International Corp.	71,894	1,241,609
OneBeacon Insurance Group Ltd., Class A	21,600	341,712
PartnerReinsurance Ltd.	18,260	1,925,152
Phoenix Cos., Inc.*	3,840	235,776
Platinum Underwriters Holdings Ltd.	14,700	900,816
Primerica, Inc.	14,700	630,777
Principal Financial Group, Inc.	86,700	4,275,177
ProAssurance Corp.	19,000	921,120
Progressive Corp.	168,300	4,589,541
Protective Life Corp.	27,900	1,413,414
Prudential Financial, Inc.	126,131	11,631,801
Reinsurance Group of America, Inc.	19,910	1,541,233
RenaissanceReinsurance Holdings Ltd.	15,500	1,508,770
RLI Corp.	8,140	792,673
Safety Insurance Group, Inc.	500	28,150
Selective Insurance Group, Inc.	3,500	94,710
StanCorp Financial Group, Inc.	12,780	846,675
State Auto Financial Corp.	670	14,231
Stewart Information Services Corp.	250	8,067
Symetra Financial Corp.	21,300	403,848
Torchmark Corp.	27,270	2,131,150
Tower Group International Ltd.	4,800	16,224
Travelers Cos., Inc.	106,870	9,676,010
United Fire Group, Inc.	800	22,928
Unum Group	72,500	2,543,300
Validus Holdings Ltd.	38,558	1,553,502
W. R. Berkley Corp.	38,000	1,648,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

White Mountains Insurance Group Ltd.	1,700	$1,025,236
XL Group plc	91,270	2,906,037

		246,140,414

Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)	9,800	243,334
Alexander’s, Inc. (REIT)	300	99,000
Alexandria Real Estate Equities, Inc. (REIT)	18,480	1,175,698
American Assets Trust, Inc. (REIT)	3,500	110,005
American Campus Communities, Inc. (REIT)	28,300	911,543
American Capital Agency Corp. (REIT)	115,700	2,231,853
American Capital Mortgage Investment Corp. (REIT)	900	15,714
American Homes 4 Rent (REIT), Class A	4,100	66,420
American Realty Capital Properties, Inc. (REIT)	43,700	561,982
American Residential Properties, Inc. (REIT)*	4,700	80,652
American Tower Corp. (REIT)	109,700	8,756,254
Annaly Capital Management, Inc. (REIT)	289,958	2,890,881
Anworth Mortgage Asset Corp. (REIT)	22,700	95,567
Apartment Investment & Management Co. (REIT), Class A	43,188	1,119,001
Apollo Commercial Real Estate Finance, Inc. (REIT)	5,700	92,625
ARMOUR Residential REIT, Inc. (REIT)	104,400	418,644
Ashford Hospitality Prime, Inc. (REIT)	1,420	25,844
AvalonBay Communities, Inc. (REIT)	36,749	4,344,834
Aviv REIT, Inc. (REIT)	3,200	75,840
BioMed Realty Trust, Inc. (REIT)	49,800	902,376
Boston Properties, Inc. (REIT)	45,670	4,583,898
Brandywine Realty Trust (REIT)	51,000	718,590
BRE Properties, Inc. (REIT)	24,160	1,321,794
Camden Property Trust (REIT)	24,880	1,415,174
Campus Crest Communities, Inc. (REIT)	6,500	61,165
Capstead Mortgage Corp. (REIT)	15,700	189,656
CBL & Associates Properties, Inc. (REIT)	47,891	860,122
Chambers Street Properties (REIT)	70,700	540,855
Chesapeake Lodging Trust (REIT)	3,600	91,044
Chimera Investment Corp. (REIT)	360,700	1,118,170
Colony Financial, Inc. (REIT)	19,100	387,539

CommonWealth REIT (REIT)	33,000	$769,230
CoreSite Realty Corp. (REIT)	3,200	103,008
Corporate Office Properties Trust/Maryland (REIT)	24,809	587,725
Corrections Corp. of America (REIT)	34,743	1,114,208
Cousins Properties, Inc. (REIT)	29,413	302,954
CubeSmart (REIT)	39,700	632,818
DCT Industrial Trust, Inc. (REIT)	91,400	651,682
DDR Corp. (REIT)	84,708	1,301,962
DiamondRock Hospitality Co. (REIT)	58,300	673,365
Digital Realty Trust, Inc. (REIT)	37,589	1,846,372
Douglas Emmett, Inc. (REIT)	53,300	1,241,357
Duke Realty Corp. (REIT)	84,800	1,275,392
DuPont Fabros Technology, Inc. (REIT)	17,600	434,896
EastGroup Properties, Inc. (REIT)	12,100	700,953
EPR Properties (REIT)	14,840	729,534
Equity Lifestyle Properties, Inc. (REIT)	21,800	789,814
Equity One, Inc. (REIT)	17,800	399,432
Equity Residential (REIT)	102,187	5,300,440
Essex Property Trust, Inc. (REIT)	11,300	1,621,663
Excel Trust, Inc. (REIT)	1,700	19,363
Extra Space Storage, Inc. (REIT)	33,000	1,390,290
Federal Realty Investment Trust (REIT)	21,280	2,158,005
FelCor Lodging Trust, Inc. (REIT)*	13,800	112,608
First Industrial Realty Trust, Inc. (REIT)	29,500	514,775
First Potomac Realty Trust (REIT)	7,100	82,573
Franklin Street Properties Corp. (REIT)	11,900	142,205
Gaming and Leisure Properties, Inc. (REIT)*	25,700	1,305,817
General Growth Properties, Inc. (REIT)	164,507	3,301,655
GEO Group, Inc. (REIT)	24,883	801,730
Getty Realty Corp. (REIT)	900	16,533
Glimcher Realty Trust (REIT)	44,100	412,776
Government Properties Income Trust (REIT)	16,900	419,965
Hatteras Financial Corp. (REIT)	17,200	281,048
HCP, Inc. (REIT)	126,097	4,579,843
Health Care REIT, Inc. (REIT)	78,717	4,216,870
Healthcare Realty Trust, Inc. (REIT)	23,600	502,916
Healthcare Trust of America, Inc. (REIT), Class A	27,200	267,648
Hersha Hospitality Trust (REIT)	44,800	249,536
Highwoods Properties, Inc. (REIT)	29,530	1,068,100
Home Properties, Inc. (REIT)	13,610	729,768

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Hospitality Properties Trust (REIT)	43,400	$1,173,102
Host Hotels & Resorts, Inc. (REIT)	223,313	4,341,205
Hudson Pacific Properties, Inc. (REIT)	4,900	107,163
Inland Real Estate Corp. (REIT)	39,600	416,592
Invesco Mortgage Capital, Inc. (REIT)	38,200	560,776
Investors Real Estate Trust (REIT)	34,200	293,436
Kilroy Realty Corp. (REIT)	21,800	1,093,924
Kimco Realty Corp. (REIT)	118,722	2,344,759
LaSalle Hotel Properties (REIT)	37,300	1,151,078
Lexington Realty Trust (REIT)	45,500	464,555
Liberty Property Trust (REIT)	32,252	1,092,375
LTC Properties, Inc. (REIT)	7,600	268,964
Macerich Co. (REIT)	42,184	2,484,216
Mack-Cali Realty Corp. (REIT)	31,539	677,458
Medical Properties Trust, Inc. (REIT)	42,800	523,016
MFA Financial, Inc. (REIT)	120,050	847,553
Mid-America Apartment Communities, Inc. (REIT)	19,716	1,197,550
National Health Investors, Inc. (REIT)	7,000	392,700
National Retail Properties, Inc. (REIT)	38,290	1,161,336
New Residential Investment Corp. (REIT)	71,800	479,624
NorthStar Realty Finance Corp. (REIT)	78,700	1,058,515
Omega Healthcare Investors, Inc. (REIT)	35,140	1,047,172
Parkway Properties, Inc./Maryland (REIT)	6,800	131,172
Pebblebrook Hotel Trust (REIT)	16,400	504,464
Pennsylvania Real Estate Investment Trust (REIT)	8,900	168,922
PennyMac Mortgage Investment Trust (REIT)	18,000	413,280
Piedmont Office Realty Trust, Inc. (REIT), Class A	58,600	968,072
Plum Creek Timber Co., Inc. (REIT)	51,914	2,414,520
Post Properties, Inc. (REIT)	18,200	823,186
Potlatch Corp. (REIT)	12,200	509,228
Prologis, Inc. (REIT)	137,764	5,090,380
PS Business Parks, Inc. (REIT)	5,900	450,878
Public Storage (REIT)	38,902	5,855,529
Ramco-Gershenson Properties Trust (REIT)	6,100	96,014
Rayonier, Inc. (REIT)	40,425	1,701,892
Realty Income Corp. (REIT)	60,028	2,240,845
Redwood Trust, Inc. (REIT)	23,900	462,943
Regency Centers Corp. (REIT)	31,486	1,457,802
Resource Capital Corp. (REIT)	12,300	72,939
Retail Opportunity Investments Corp. (REIT)	7,200	105,984

Retail Properties of America, Inc. (REIT), Class A	26,900	$342,168
RLJ Lodging Trust (REIT)	33,200	807,424
Rouse Properties, Inc. (REIT)	7,668	170,153
Ryman Hospitality Properties, Inc. (REIT)	10,751	449,177
Sabra Health Care REIT, Inc. (REIT)	7,300	190,822
Saul Centers, Inc. (REIT)	500	23,865
Select Income REIT (REIT)	500	13,370
Senior Housing Properties Trust (REIT)	54,290	1,206,867
Silver Bay Realty Trust Corp. (REIT)	12,508	200,003
Simon Property Group, Inc. (REIT)	85,859	13,064,305
SL Green Realty Corp. (REIT)	27,800	2,568,164
Sovran Self Storage, Inc. (REIT)	6,900	449,673
Spirit Realty Capital, Inc. (REIT)	104,667	1,028,877
STAG Industrial, Inc. (REIT)	500	10,195
Strategic Hotels & Resorts, Inc. (REIT)*	53,000	500,850
Sun Communities, Inc. (REIT)	6,900	294,216
Sunstone Hotel Investors, Inc. (REIT)	37,100	497,140
Tanger Factory Outlet Centers (REIT)	29,500	944,590
Taubman Centers, Inc. (REIT)	20,600	1,316,752
Two Harbors Investment Corp. (REIT)	86,200	799,936
UDR, Inc. (REIT)	77,036	1,798,791
Urstadt Biddle Properties, Inc. (REIT), Class A	1,000	18,450
Ventas, Inc. (REIT)	84,335	4,830,709
Vornado Realty Trust (REIT)	52,547	4,665,648
Washington Real Estate Investment Trust (REIT)	16,270	380,067
Weingarten Realty Investors (REIT)	36,986	1,014,156
Weyerhaeuser Co. (REIT)	161,233	5,090,126
WP Carey, Inc. (REIT)	16,300	1,000,005

		168,878,521

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc	15,180	633,461
AV Homes, Inc.*	70	1,272
CBRE Group, Inc., Class A*	79,250	2,084,275
Forest City Enterprises, Inc., Class A*	50,700	968,370
Forestar Group, Inc.*	4,160	88,483
Howard Hughes Corp.*	11,200	1,345,120
Jones Lang LaSalle, Inc.	12,100	1,238,919
Kennedy-Wilson Holdings, Inc.	5,300	117,925
Realogy Holdings Corp.*	34,100	1,686,927
St. Joe Co.*	13,400	257,146
Tejon Ranch Co.*	600	22,056

		8,443,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.3%)
Astoria Financial Corp.	32,000	$442,560
Bank Mutual Corp.	36,100	253,061
Beneficial Mutual Bancorp, Inc.*	34,200	373,464
Berkshire Hills Bancorp, Inc.	900	24,543
BofI Holding, Inc.*	1,400	109,802
Brookline Bancorp, Inc.	34,700	332,079
Capitol Federal Financial, Inc.	56,786	687,678
Dime Community Bancshares, Inc.	27,100	458,532
Doral Financial Corp.*	2,550	39,933
EverBank Financial Corp.	18,800	344,792
Flagstar Bancorp, Inc.*	5,400	105,948
Home Loan Servicing Solutions Ltd.	14,000	321,580
Hudson City Bancorp, Inc.	178,590	1,684,104
Kearny Financial Corp.*	36,700	426,821
MGIC Investment Corp.*	75,800	639,752
Nationstar Mortgage Holdings, Inc.*	7,800	288,288
New York Community Bancorp, Inc.	134,950	2,273,908
Northfield Bancorp, Inc./New Jersey	1,700	22,440
Northwest Bancshares, Inc.	25,100	370,978
OceanFirst Financial Corp.	40	685
Ocwen Financial Corp.*	32,700	1,813,215
Oritani Financial Corp.	500	8,025
People’s United Financial, Inc.	101,400	1,533,168
Provident Financial Services, Inc.	500	9,660
Radian Group, Inc.	50,400	711,648
Sterling Bancorp/Delaware	113	1,511
TFS Financial Corp.*	36,000	436,140
TrustCo Bank Corp.	32,200	231,196
Walker & Dunlop, Inc.*	1,300	21,021
Washington Federal, Inc.	42,500	989,825

		14,956,357

Total Financials		976,928,590

Health Care (12.5%)
Biotechnology (2.4%)
ACADIA Pharmaceuticals, Inc.*	22,600	564,774
Achillion Pharmaceuticals, Inc.*	16,100	53,452
Acorda Therapeutics, Inc.*	13,100	382,520
Aegerion Pharmaceuticals, Inc.*	8,100	574,776
Alexion Pharmaceuticals, Inc.*	55,200	7,344,912
Alkermes plc*	32,800	1,333,648
Alnylam Pharmaceuticals, Inc.*	15,400	990,682
Amgen, Inc.	203,839	23,270,260
Arena Pharmaceuticals, Inc.*	13,000	76,050
Biogen Idec, Inc.*	65,460	18,312,435
BioMarin Pharmaceutical, Inc.*	39,500	2,775,665
Celgene Corp.*	115,500	19,514,880
Celldex Therapeutics, Inc.*	27,100	656,091
Cepheid, Inc.*	14,400	672,768
Clovis Oncology, Inc.*	6,700	403,809
Cubist Pharmaceuticals, Inc.*	23,500	1,618,445
Exact Sciences Corp.*	3,100	36,239
Exelixis, Inc.*	19,400	118,922
Genomic Health, Inc.*	9,100	266,357
Gilead Sciences, Inc.*	414,500	31,149,675

Halozyme Therapeutics, Inc.*	35,200	$527,648
Idenix Pharmaceuticals, Inc.*	24,700	147,706
ImmunoGen, Inc.*	10,900	159,903
Incyte Corp.*	29,200	1,478,396
Infinity Pharmaceuticals, Inc.*	3,400	46,954
Intercept Pharmaceuticals, Inc.*	1,400	95,592
Intrexon Corp.*	8,900	211,820
Ironwood Pharmaceuticals, Inc.*	22,200	257,742
Isis Pharmaceuticals, Inc.*	31,900	1,270,896
Lexicon Pharmaceuticals, Inc.*	15,200	27,360
Ligand Pharmaceuticals, Inc., Class B*	1,600	84,160
Medivation, Inc.*	20,600	1,314,692
MiMedx Group, Inc.*	4,700	41,078
Momenta Pharmaceuticals, Inc.*	4,500	79,560
Myriad Genetics, Inc.*	25,650	538,137
Neurocrine Biosciences, Inc.*	9,100	84,994
NPS Pharmaceuticals, Inc.*	21,900	664,884
Opko Health, Inc.*	49,000	413,560
PDL BioPharma, Inc.	11,800	99,592
Pharmacyclics, Inc.*	16,500	1,745,370
Portola Pharmaceuticals, Inc.*	1,900	48,925
Puma Biotechnology, Inc.*	6,100	631,533
Quintiles Transnational Holdings, Inc.*	7,400	342,916
Regeneron Pharmaceuticals, Inc.*	22,300	6,137,852
Sarepta Therapeutics, Inc.*	10,100	205,737
Seattle Genetics, Inc.*	33,200	1,324,348
Synageva BioPharma Corp.*	3,400	220,048
Tesaro, Inc.*	5,300	149,672
Theravance, Inc.*	17,500	623,875
United Therapeutics Corp.*	13,000	1,470,040
Vertex Pharmaceuticals, Inc.*	65,000	4,829,500

		135,390,850

Health Care Equipment & Supplies (2.1%)
Abaxis, Inc.*	1,500	60,030
Abbott Laboratories	429,850	16,476,150
ABIOMED, Inc.*	300	8,022
Alere, Inc.*	33,150	1,200,030
Align Technology, Inc.*	21,700	1,240,155
Analogic Corp.	700	61,992
ArthroCare Corp.*	1,800	72,432
Baxter International, Inc.	153,180	10,653,669
Becton, Dickinson and Co.	54,240	5,992,978
Boston Scientific Corp.*	382,900	4,602,458
C.R. Bard, Inc.	22,480	3,010,971
Cantel Medical Corp.	1,650	55,951
CareFusion Corp.*	62,400	2,484,768
CONMED Corp.	1,900	80,750
Cooper Cos., Inc.	14,400	1,783,296
Covidien plc	133,500	9,091,350
Cyberonics, Inc.*	8,600	563,386
DENTSPLY International, Inc.	47,700	2,312,496
DexCom, Inc.*	20,100	711,741
Edwards Lifesciences Corp.*	35,600	2,341,056
Endologix, Inc.*	9,700	169,168
Globus Medical, Inc., Class A*	14,100	284,538
Greatbatch, Inc.*	11,700	517,608
Haemonetics Corp.*	21,800	918,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

HeartWare International, Inc.*	4,300	$404,028
Hill-Rom Holdings, Inc.	25,930	1,071,946
Hologic, Inc.*	86,500	1,933,275
ICU Medical, Inc.*	2,100	133,791
IDEXX Laboratories, Inc.*	18,500	1,967,845
Insulet Corp.*	17,800	660,380
Integra LifeSciences Holdings Corp.*	10,300	491,413
Intuitive Surgical, Inc.*	10,500	4,032,840
Masimo Corp.*	2,000	58,460
Medtronic, Inc.	280,140	16,077,235
Meridian Bioscience, Inc.	16,100	427,133
Neogen Corp.*	9,900	452,430
NuVasive, Inc.*	12,950	418,674
NxStage Medical, Inc.*	4,700	47,000
Quidel Corp.*	2,900	89,581
ResMed, Inc.	41,700	1,963,236
Sirona Dental Systems, Inc.*	18,900	1,326,780
Spectranetics Corp.*	4,100	102,500
St. Jude Medical, Inc.	82,500	5,110,875
STERIS Corp.	16,360	786,098
Stryker Corp.	95,170	7,151,074
Teleflex, Inc.	15,100	1,417,286
Thoratec Corp.*	23,300	852,780
Tornier N.V.*	2,200	41,338
Varian Medical Systems, Inc.*	33,310	2,587,854
West Pharmaceutical Services, Inc.	23,000	1,128,380
Wright Medical Group, Inc.*	3,400	104,414
Zimmer Holdings, Inc.	46,700	4,351,973

		119,884,048

Health Care Providers & Services (2.2%)
Acadia Healthcare Co., Inc.*	7,800	369,174
Accretive Health, Inc.*	10,200	93,432
Aetna, Inc.	102,797	7,050,846
Air Methods Corp.*	12,600	734,958
AmerisourceBergen Corp.	63,700	4,478,747
AMN Healthcare Services, Inc.*	4,000	58,800
Amsurg Corp.*	10,200	468,384
Bio-Reference Labs, Inc.*	5,600	143,024
BioScrip, Inc.*	8,800	65,120
Brookdale Senior Living, Inc.*	32,400	880,632
Capital Senior Living Corp.*	2,100	50,379
Cardinal Health, Inc.	97,000	6,480,570
Catamaran Corp.*	64,992	3,085,820
Centene Corp.*	14,900	878,355
Chemed Corp.	4,200	321,804
Cigna Corp.	79,640	6,966,907
Community Health Systems, Inc.*	26,700	1,048,509
DaVita HealthCare Partners, Inc.*	52,200	3,307,914
Emeritus Corp.*	4,900	105,987
Ensign Group, Inc.	1,100	48,697
Envision Healthcare Holdings, Inc.*	13,100	465,312
ExamWorks Group, Inc.*	2,800	83,636
Express Scripts Holding Co.*	228,151	16,025,327
Hanger, Inc.*	1,900	74,746
HCA Holdings, Inc.*	76,000	3,625,960

Health Management Associates, Inc., Class A*	94,600	$1,239,260
Health Net, Inc.*	32,340	959,528
HealthSouth Corp.	24,800	826,336
Henry Schein, Inc.*	26,650	3,045,029
Humana, Inc.	44,700	4,613,934
IPC The Hospitalist Co., Inc.*	1,100	65,329
Kindred Healthcare, Inc.	8,600	169,764
Laboratory Corp. of America Holdings*	23,750	2,170,038
LifePoint Hospitals, Inc.*	14,250	752,970
Magellan Health Services, Inc.*	9,200	551,172
McKesson Corp.	64,280	10,374,792
MEDNAX, Inc.*	29,640	1,582,183
Molina Healthcare, Inc.*	12,900	448,275
MWI Veterinary Supply, Inc.*	4,000	682,360
National Healthcare Corp.	300	16,173
Omnicare, Inc.	29,620	1,787,863
Owens & Minor, Inc.	26,850	981,636
Patterson Cos., Inc.	27,600	1,137,120
PharMerica Corp.*	22,370	480,955
Premier, Inc., Class A*	5,300	194,828
Quest Diagnostics, Inc.	47,030	2,517,986
Select Medical Holdings Corp.	13,600	157,896
Team Health Holdings, Inc.*	19,500	888,225
Tenet Healthcare Corp.*	31,275	1,317,303
Triple-S Management Corp., Class B*	2,500	48,600
UnitedHealth Group, Inc.	283,020	21,311,406
Universal American Corp.	30,800	224,840
Universal Health Services, Inc., Class B	27,280	2,216,773
VCA Antech, Inc.*	36,850	1,155,616
WellCare Health Plans, Inc.*	14,900	1,049,258
WellPoint, Inc.	85,280	7,879,019

		127,759,507

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	64,450	996,397
athenahealth, Inc.*	11,900	1,600,550
Cerner Corp.*	84,800	4,726,752
HealthStream, Inc.*	1,400	45,878
HMS Holdings Corp.*	28,800	654,624
MedAssets, Inc.*	10,400	206,232
Medidata Solutions, Inc.*	13,600	823,752
Quality Systems, Inc.	9,100	191,646
Veeva Systems, Inc., Class A*	11,500	369,150

		9,614,981

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	94,330	5,394,733
Bio-Rad Laboratories, Inc., Class A*	8,500	1,050,685
Bruker Corp.*	27,900	551,583
Charles River Laboratories International, Inc.*	12,250	649,740
Covance, Inc.*	16,700	1,470,602
Illumina, Inc.*	37,000	4,092,940
Life Technologies Corp.*	46,793	3,546,909
Luminex Corp.*	2,700	52,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Mettler-Toledo International, Inc.*	8,600	$2,086,274
PAREXEL International Corp.*	22,070	997,123
PerkinElmer, Inc.	36,100	1,488,403
QIAGEN N.V.*	79,200	1,885,752
Techne Corp.	11,450	1,083,971
Thermo Fisher Scientific, Inc.	97,550	10,862,193
Waters Corp.*	26,000	2,600,000

		37,813,288

Pharmaceuticals (4.9%)
AbbVie, Inc.	433,250	22,879,932
Actavis plc*	47,112	7,914,816
Akorn, Inc.*	12,500	307,875
Allergan, Inc.	84,170	9,349,604
Auxilium Pharmaceuticals, Inc.*	3,500	72,590
Bristol-Myers Squibb Co.	446,330	23,722,439
Eli Lilly and Co.	272,110	13,877,610
Endo Health Solutions, Inc.*	31,900	2,151,974
Forest Laboratories, Inc.*	75,730	4,546,072
Hospira, Inc.*	46,750	1,929,840
Impax Laboratories, Inc.*	17,700	444,978
Jazz Pharmaceuticals plc*	12,900	1,632,624
Johnson & Johnson	763,360	69,916,142
Mallinckrodt plc*	16,816	878,804
Medicines Co.*	17,200	664,264
Merck & Co., Inc.	828,890	41,485,945
Mylan, Inc.*	108,150	4,693,710
Nektar Therapeutics*	37,000	419,950
Pacira Pharmaceuticals, Inc.*	300	17,247
Perrigo Co. plc	34,300	5,263,678
Pfizer, Inc.	1,829,517	56,038,106
Questcor Pharmaceuticals, Inc.	17,700	963,765
Salix Pharmaceuticals Ltd.*	21,500	1,933,710
Santarus, Inc.*	15,300	488,988
ViroPharma, Inc.*	25,200	1,256,220
Vivus, Inc.*	11,200	101,696
Zoetis, Inc.	139,300	4,553,717

		277,506,296

Total Health Care		707,968,970

Industrials (11.6%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.	9,100	1,107,288
American Science & Engineering, Inc.	5,700	409,887
B/E Aerospace, Inc.*	27,460	2,389,844
Boeing Co.	208,300	28,430,867
Cubic Corp.	6,400	337,024
Curtiss-Wright Corp.	12,700	790,321
DigitalGlobe, Inc.*	15,800	650,170
Engility Holdings, Inc.*	3,761	125,617
Esterline Technologies Corp.*	11,300	1,152,148
Exelis, Inc.	60,850	1,159,801
GenCorp, Inc.*	10,200	183,804
General Dynamics Corp.	84,770	8,099,773
HEICO Corp.	21,093	1,222,339
Hexcel Corp.*	29,600	1,322,824
Honeywell International, Inc.	217,900	19,909,523

Huntington Ingalls Industries, Inc.	17,400	$1,566,174
L-3 Communications Holdings, Inc.	26,270	2,807,212
Lockheed Martin Corp.	72,960	10,846,234
Moog, Inc., Class A*	18,400	1,250,096
Northrop Grumman Corp.	60,950	6,985,480
Orbital Sciences Corp.*	1,100	25,630
Precision Castparts Corp.	41,070	11,060,151
Raytheon Co.	90,590	8,216,513
Rockwell Collins, Inc.	37,450	2,768,304
Spirit AeroSystems Holdings, Inc., Class A*	32,900	1,121,232
Teledyne Technologies, Inc.*	13,700	1,258,482
Textron, Inc.	82,100	3,017,996
TransDigm Group, Inc.	15,150	2,439,453
Triumph Group, Inc.	12,400	943,268
United Technologies Corp.	252,340	28,716,292

		150,313,747

Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.*	100	4,115
C.H. Robinson Worldwide, Inc.	41,200	2,403,608
Expeditors International of Washington, Inc.	58,600	2,593,050
FedEx Corp.	86,150	12,385,786
Forward Air Corp.	300	13,173
Hub Group, Inc., Class A*	5,000	199,400
United Parcel Service, Inc., Class B	198,850	20,895,158
UTi Worldwide, Inc.	24,200	424,952

		38,919,242

Airlines (0.4%)
Alaska Air Group, Inc.	19,900	1,460,063
Allegiant Travel Co.	4,300	453,392
American Airlines Group, Inc.*	54,300	1,371,075
Copa Holdings S.A., Class A	11,600	1,857,276
Delta Air Lines, Inc.	243,050	6,676,584
JetBlue Airways Corp.*	69,900	597,645
SkyWest, Inc.	22,900	339,607
Southwest Airlines Co.	205,000	3,862,200
Spirit Airlines, Inc.*	17,100	776,511
United Continental Holdings, Inc.*	97,240	3,678,589

		21,072,942

Building Products (0.2%)
A.O. Smith Corp.	27,300	1,472,562
AAON, Inc.	47	1,502
Allegion plc*	28,167	1,244,684
Fortune Brands Home & Security, Inc.	46,150	2,109,055
Insteel Industries, Inc.	600	13,638
Lennox International, Inc.	16,510	1,404,340
Masco Corp.	104,600	2,381,742
NCI Building Systems, Inc.*	3,500	61,390
Nortek, Inc.*	100	7,460
Owens Corning, Inc.*	35,170	1,432,122
Ply Gem Holdings, Inc.*	2,800	50,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Simpson Manufacturing Co., Inc.	10,700	$393,011
USG Corp.*	22,500	638,550

		11,210,540

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	11,600	331,644
ADT Corp.	61,050	2,470,693
Brink’s Co.	10,500	358,470
Cintas Corp.	28,800	1,716,192
Clean Harbors, Inc.*	16,200	971,352
Copart, Inc.*	37,000	1,356,050
Covanta Holding Corp.	32,000	568,000
Deluxe Corp.	17,000	887,230
Healthcare Services Group, Inc.	21,900	621,303
Herman Miller, Inc.	17,400	513,648
HNI Corp.	16,600	644,578
Interface, Inc.	2,500	54,900
Iron Mountain, Inc.	52,970	1,607,640
KAR Auction Services, Inc.	21,600	638,280
Mine Safety Appliances Co.	7,100	363,591
Mobile Mini, Inc.*	4,600	189,428
Pitney Bowes, Inc.	73,420	1,710,686
Quad/Graphics, Inc.	300	8,169
R.R. Donnelley & Sons Co.	71,330	1,446,572
Republic Services, Inc.	76,735	2,547,602
Rollins, Inc.	21,000	636,090
Schawk, Inc.	200	2,974
Steelcase, Inc., Class A	7,500	118,950
Stericycle, Inc.*	25,700	2,985,569
Tetra Tech, Inc.*	22,100	618,358
UniFirst Corp.	400	42,800
United Stationers, Inc.	12,100	555,269
Viad Corp.	230	6,389
Waste Connections, Inc.	37,550	1,638,307
Waste Management, Inc.	133,750	6,001,363
West Corp.	1,000	25,710

		31,637,807

Construction & Engineering (0.3%)
AECOM Technology Corp.*	40,800	1,200,744
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	31,625	2,629,303
EMCOR Group, Inc.	25,100	1,065,244
Fluor Corp.	45,460	3,649,983
Granite Construction, Inc.	7,100	248,358
Jacobs Engineering Group, Inc.*	37,100	2,336,929
KBR, Inc.	48,800	1,556,232
MasTec, Inc.*	18,700	611,864
Primoris Services Corp.	2,000	62,260
Quanta Services, Inc.*	64,850	2,046,666
URS Corp.	26,600	1,409,534

		16,817,117

Electrical Equipment (0.8%)
Acuity Brands, Inc.	12,200	1,333,704
AMETEK, Inc.	73,475	3,869,928
AZZ, Inc.	600	29,316
Babcock & Wilcox Co.	37,600	1,285,544
Brady Corp., Class A	11,900	368,067
Eaton Corp. plc	133,197	10,138,956
Emerson Electric Co.	197,310	13,847,216
EnerSys, Inc.	13,300	932,197

Franklin Electric Co., Inc.	15,000	$669,600
Generac Holdings, Inc.	14,600	826,944
General Cable Corp.	8,700	255,867
GrafTech International Ltd.*	17,400	195,402
Hubbell, Inc., Class B	19,300	2,101,770
II-VI, Inc.*	10,800	190,080
Polypore International, Inc.*	13,200	513,480
Regal-Beloit Corp.	13,900	1,024,708
Rockwell Automation, Inc.	38,500	4,549,160
Roper Industries, Inc.	28,950	4,014,786
SolarCity Corp.*	7,600	431,832

		46,578,557

Industrial Conglomerates (2.1%)
3M Co.	187,530	26,301,082
Carlisle Cos., Inc.	17,300	1,373,620
Danaher Corp.	167,060	12,897,032
General Electric Co.	2,809,992	78,764,076
Raven Industries, Inc.	6,200	255,068

		119,590,878

Machinery (2.2%)
Actuant Corp., Class A	23,500	861,040
AGCO Corp.	27,500	1,627,725
Albany International Corp., Class A	200	7,186
Barnes Group, Inc.	18,000	689,580
Caterpillar, Inc.	178,710	16,228,655
Chart Industries, Inc.*	10,080	964,051
CLARCOR, Inc.	14,000	900,900
Colfax Corp.*	24,330	1,549,578
Crane Co.	18,600	1,250,850
Cummins, Inc.	53,860	7,592,644
Deere & Co.	110,140	10,059,086
Donaldson Co., Inc.	47,800	2,077,388
Dover Corp.	50,090	4,835,689
EnPro Industries, Inc.*	200	11,530
Flowserve Corp.	42,240	3,329,779
Graco, Inc.	17,860	1,395,223
Harsco Corp.	30,400	852,112
IDEX Corp.	23,240	1,716,274
Illinois Tool Works, Inc.	107,210	9,014,217
Ingersoll-Rand plc	84,500	5,205,200
ITT Corp.	30,425	1,321,054
Joy Global, Inc.	33,780	1,975,792
Kennametal, Inc.	26,190	1,363,713
L.B. Foster Co., Class A	100	4,729
Lincoln Electric Holdings, Inc.	27,760	1,980,399
Lindsay Corp.	2,200	182,050
Manitowoc Co., Inc.	46,900	1,093,708
Middleby Corp.*	6,000	1,439,820
Mueller Industries, Inc.	8,200	516,682
Mueller Water Products, Inc., Class A	20,770	194,615
Navistar International Corp.*	15,400	588,126
Nordson Corp.	20,060	1,490,458
Oshkosh Corp.	24,700	1,244,386
PACCAR, Inc.	100,430	5,942,443
Pall Corp.	35,300	3,012,855
Parker Hannifin Corp.	41,310	5,314,118
Pentair Ltd. (Registered)	56,587	4,395,112
RBC Bearings, Inc.*	5,800	410,350

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Rexnord Corp.*	15,300	$413,253
Snap-on, Inc.	18,600	2,037,072
SPX Corp.	13,300	1,324,813
Stanley Black & Decker, Inc.	46,935	3,787,185
Sun Hydraulics Corp.	225	9,187
Terex Corp.	33,030	1,386,930
Timken Co.	28,140	1,549,670
Toro Co.	19,440	1,236,384
Trimas Corp.*	12,500	498,625
Trinity Industries, Inc.	24,370	1,328,652
Valmont Industries, Inc.	7,700	1,148,224
WABCO Holdings, Inc.*	16,570	1,547,804
Wabtec Corp.	31,400	2,332,078
Watts Water Technologies, Inc., Class A	8,000	494,960
Woodward, Inc.	23,030	1,050,398
Xylem, Inc.	60,850	2,105,410

		124,889,762

Marine (0.0%)
Kirby Corp.*	14,250	1,414,312
Matson, Inc.	13,680	357,185

		1,771,497

Professional Services (0.4%)
Advisory Board Co.*	11,680	743,666
CBIZ, Inc.*	42,720	389,606
Corporate Executive Board Co.	11,800	913,674
Dun & Bradstreet Corp.	13,700	1,681,675
Equifax, Inc.	34,820	2,405,714
FTI Consulting, Inc.*	12,600	518,364
IHS, Inc., Class A*	18,700	2,238,390
Manpowergroup, Inc.	20,980	1,801,343
Nielsen Holdings N.V	62,000	2,845,180
On Assignment, Inc.*	9,270	323,708
Resources Connection, Inc.	25,650	367,565
Robert Half International, Inc.	48,160	2,022,238
Towers Watson & Co., Class A	17,900	2,284,219
Verisk Analytics, Inc., Class A*	45,800	3,009,976

		21,545,318

Road & Rail (1.0%)
Amerco, Inc.*	2,200	523,248
Avis Budget Group, Inc.*	37,290	1,507,262
Con-way, Inc.	19,100	758,461
CSX Corp.	290,050	8,344,738
Genesee & Wyoming, Inc., Class A*	14,700	1,411,935
Heartland Express, Inc.	19,800	388,476
Hertz Global Holdings, Inc.*	98,300	2,813,346
J.B. Hunt Transport Services, Inc.	28,850	2,230,105
Kansas City Southern	32,950	4,080,198
Knight Transportation, Inc.	1,100	20,174
Landstar System, Inc.	15,650	899,093
Norfolk Southern Corp.	87,970	8,166,255
Old Dominion Freight Line, Inc.*	21,750	1,153,185
Ryder System, Inc.	16,900	1,246,882
Swift Transportation Co.*	17,600	390,896
Union Pacific Corp.	129,460	21,749,280

		55,683,534

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	$652,680
Aircastle Ltd.	3,100	59,396
Applied Industrial Technologies, Inc.	15,500	760,895
Beacon Roofing Supply, Inc.*	14,500	584,060
Fastenal Co.	83,300	3,957,583
GATX Corp.	13,700	714,729
HD Supply Holdings, Inc.*	18,500	444,185
Houston Wire & Cable Co.	10	134
MRC Global, Inc.*	23,600	761,336
MSC Industrial Direct Co., Inc., Class A	12,200	986,614
TAL International Group, Inc.	9,400	539,090
Textainer Group Holdings Ltd.	1,000	40,220
United Rentals, Inc.*	27,722	2,160,930
W.W. Grainger, Inc.	17,450	4,457,079
Watsco, Inc.	7,310	702,199
WESCO International, Inc.*	15,220	1,386,085

		18,207,215

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	4,400	96,448

Total Industrials		658,334,604

Information Technology (18.0%)
Communications Equipment (1.6%)
ADTRAN, Inc.	19,100	515,891
ARRIS Group, Inc.*	41,000	998,965
Aruba Networks, Inc.*	27,400	490,460
Brocade Communications Systems, Inc.*	132,560	1,175,807
Ciena Corp.*	31,400	751,402
Cisco Systems, Inc.	1,466,970	32,933,477
CommScope Holding Co., Inc.*	7,700	145,684
EchoStar Corp., Class A*	10,500	522,060
F5 Networks, Inc.*	25,800	2,344,188
Finisar Corp.*	27,300	653,016
Harris Corp.	32,840	2,292,560
Infinera Corp.*	44,600	436,188
InterDigital, Inc.	14,200	418,758
Ixia*	1,100	14,641
JDS Uniphase Corp.*	76,350	991,023
Juniper Networks, Inc.*	143,100	3,229,767
Motorola Solutions, Inc.	68,721	4,638,668
Palo Alto Networks, Inc.*	6,100	350,567
Plantronics, Inc.	17,400	808,230
Polycom, Inc.*	58,600	658,078
QUALCOMM, Inc.	474,280	35,215,290
Riverbed Technology, Inc.*	47,200	853,376
Ruckus Wireless, Inc.*	19,300	274,060
Sonus Networks, Inc.*	25,900	81,585
Ubiquiti Networks, Inc.*	13,000	597,480
ViaSat, Inc.*	12,200	764,330

		92,155,551

Computers & Peripherals (3.4%)
3D Systems Corp.*	28,530	2,651,293
Apple, Inc.	255,050	143,111,105
Avid Technology, Inc.*	22,200	180,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Cray, Inc.*	1,400	$38,444
Diebold, Inc.	16,050	529,810
Electronics for Imaging, Inc.*	12,900	499,617
EMC Corp.	570,890	14,357,884
Fusion-io, Inc.*	21,000	187,110
Hewlett-Packard Co.	533,632	14,931,023
Lexmark International, Inc., Class A	18,690	663,869
NCR Corp.*	45,900	1,563,354
NetApp, Inc	94,750	3,898,015
QLogic Corp.*	19,100	225,953
SanDisk Corp.	62,290	4,393,937
Stratasys Ltd.*	9,000	1,212,300
Synaptics, Inc.*	10,300	533,643
Western Digital Corp.	59,770	5,014,703

		193,992,990

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	44,920	4,005,966
Anixter International, Inc.	7,700	691,768
Arrow Electronics, Inc.*	34,800	1,887,900
Avnet, Inc.	38,720	1,707,939
AVX Corp.	26,900	374,717
Belden, Inc.	17,100	1,204,695
Benchmark Electronics, Inc.*	1,600	36,928
CDW Corp.	5,000	116,800
Cognex Corp.*	29,800	1,137,764
Coherent, Inc.*	7,000	520,730
Corning, Inc.	409,290	7,293,548
Dolby Laboratories, Inc., Class A*	12,700	489,712
FEI Co.	10,800	965,088
FLIR Systems, Inc.	42,200	1,270,220
Ingram Micro, Inc., Class A*	41,200	966,552
Insight Enterprises, Inc.*	600	13,626
InvenSense, Inc.*	400	8,312
IPG Photonics Corp.*	9,100	706,251
Itron, Inc.*	12,810	530,718
Jabil Circuit, Inc.	68,100	1,187,664
Littelfuse, Inc.	6,500	604,045
MTS Systems Corp.	200	14,250
National Instruments Corp.	35,700	1,143,114
OSI Systems, Inc.*	3,600	191,196
Plexus Corp.*	11,400	493,506
RealD, Inc.*	4,000	34,160
Rofin-Sinar Technologies, Inc.*	1,100	29,722
SYNNEX Corp.*	8,700	586,380
Tech Data Corp.*	11,200	577,920
Trimble Navigation Ltd.*	77,400	2,685,780
Universal Display Corp.*	2,100	72,156
Vishay Intertechnology, Inc.*	39,600	525,096

		32,074,223

Internet Software & Services (2.9%)
Akamai Technologies, Inc.*	53,600	2,528,848
Angie’s List, Inc.*	10,600	160,590
AOL, Inc.*	30,856	1,438,507
Bankrate, Inc.*	12,000	215,280
Blucora, Inc.*	5,500	160,380
comScore, Inc.*	1,300	37,193
Cornerstone OnDemand, Inc.*	11,500	613,410
CoStar Group, Inc.*	7,535	1,390,810

Dealertrack Technologies, Inc.*	13,300	$639,464
Demand Media, Inc.*	1,100	6,347
Demandware, Inc.*	4,600	294,952
eBay, Inc.*	359,370	19,725,819
Equinix, Inc.*	14,400	2,555,280
Facebook, Inc., Class A*	463,000	25,307,580
Google, Inc., Class A*	73,325	82,176,061
IAC/InterActiveCorp.	24,850	1,706,947
j2 Global, Inc.	14,600	730,146
LinkedIn Corp., Class A*	27,000	5,854,410
Liquidity Services, Inc.*	7,700	174,482
Marketo, Inc.*	5,900	218,713
NIC, Inc.	18,100	450,147
OpenTable, Inc.*	5,500	436,535
Pandora Media, Inc.*	39,500	1,050,700
Rackspace Hosting, Inc.*	31,500	1,232,595
Shutterstock, Inc.*	6,200	518,506
SPS Commerce, Inc.*	500	32,650
Trulia, Inc.*	6,900	243,363
Twitter, Inc.*	21,900	1,393,935
United Online, Inc.	8,300	114,208
ValueClick, Inc.*	22,700	530,499
VeriSign, Inc.*	35,250	2,107,245
VistaPrint N.V.*	9,700	551,445
Web.com Group, Inc.*	10,600	336,974
WebMD Health Corp.*	4,800	189,600
Yahoo!, Inc.*	249,550	10,091,802
Yelp, Inc.*	8,300	572,285
Zillow, Inc., Class A*	7,500	612,975

		166,400,683

IT Services (3.6%)
Accenture plc, Class A	176,400	14,503,608
Acxiom Corp.*	23,800	880,124
Alliance Data Systems Corp.*	14,500	3,812,485
Amdocs Ltd.	45,210	1,864,461
Automatic Data Processing, Inc.	131,850	10,654,799
Booz Allen Hamilton Holding Corp.	13,800	264,270
Broadridge Financial Solutions, Inc.	40,810	1,612,811
CACI International, Inc., Class A*	4,400	322,168
Cardtronics, Inc.*	14,100	612,645
Cognizant Technology Solutions Corp., Class A*	85,650	8,648,937
Computer Sciences Corp.	46,440	2,595,067
Convergys Corp.	37,300	785,165
CoreLogic, Inc.*	26,300	934,439
CSG Systems International, Inc.	1,000	29,400
DST Systems, Inc.	11,580	1,050,769
EPAM Systems, Inc.*	4,200	146,748
Euronet Worldwide, Inc.*	14,700	703,395
EVERTEC, Inc.	15,900	392,094
ExlService Holdings, Inc.*	200	5,524
Fidelity National Information Services, Inc.	83,225	4,467,518
Fiserv, Inc.*	75,500	4,458,275
FleetCor Technologies, Inc.*	19,300	2,261,381
Forrester Research, Inc.	800	30,608
Gartner, Inc.*	25,500	1,811,775
Genpact Ltd.*	41,700	766,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Global Payments, Inc.	21,600	$1,403,784
Heartland Payment Systems, Inc.	12,100	603,064
iGATE Corp.*	3,400	136,544
International Business Machines Corp.	282,869	53,057,738
Jack Henry & Associates, Inc.	30,730	1,819,523
Leidos Holdings, Inc.	21,037	978,010
Lender Processing Services, Inc.	35,800	1,338,204
ManTech International Corp., Class A	11,200	335,216
MasterCard, Inc., Class A	32,000	26,734,720
MAXIMUS, Inc.	24,800	1,090,952
MoneyGram International, Inc.*	300	6,234
NeuStar, Inc., Class A*	17,390	867,066
Paychex, Inc.	94,910	4,321,252
Sapient Corp.*	34,200	593,712
Science Applications International Corp.	12,021	397,535
Sykes Enterprises, Inc.*	900	19,629
Syntel, Inc.*	5,900	536,605
TeleTech Holdings, Inc.*	19,950	477,603
Teradata Corp.*	49,760	2,263,582
Total System Services, Inc.	46,200	1,537,536
Unisys Corp.*	15,096	506,773
Vantiv, Inc., Class A*	24,800	808,728
VeriFone Systems, Inc.*	29,900	801,918
Visa, Inc., Class A	143,450	31,943,446
Western Union Co.	167,560	2,890,410
WEX, Inc.*	14,500	1,435,935

		200,520,214

Office Electronics (0.1%)
Xerox Corp.	333,731	4,061,506
Zebra Technologies Corp., Class A*	16,700	903,136

		4,964,642

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	188,500	729,495
Altera Corp.	99,550	3,238,361
Analog Devices, Inc.	89,870	4,577,079
Applied Materials, Inc.	332,820	5,887,586
Atmel Corp.*	163,000	1,276,290
Avago Technologies Ltd.	66,900	3,538,341
Broadcom Corp., Class A	165,270	4,900,255
Cavium, Inc.*	16,300	562,513
Cirrus Logic, Inc.*	9,300	189,999
Cree, Inc.*	32,700	2,046,039
Cypress Semiconductor Corp.*	21,100	221,550
Entegris, Inc.*	30,140	349,624
Fairchild Semiconductor International, Inc.*	36,000	480,600
First Solar, Inc.*	17,400	950,736
Freescale Semiconductor Ltd.*	15,000	240,750
Hittite Microwave Corp.*	12,800	790,144
Integrated Device Technology, Inc.*	20,400	207,876
Intel Corp.	1,364,490	35,422,160
International Rectifier Corp.*	21,300	555,291
Intersil Corp., Class A	15,400	176,638
KLA-Tencor Corp.	47,080	3,034,777

Lam Research Corp.*	46,175	$2,514,229
Linear Technology Corp.	67,650	3,081,458
LSI Corp.	185,000	2,038,700
Marvell Technology Group Ltd.	129,930	1,868,393
Maxim Integrated Products, Inc.	81,250	2,267,688
Microchip Technology, Inc.	55,700	2,492,575
Micron Technology, Inc.*	284,050	6,180,928
Microsemi Corp.*	31,400	783,430
MKS Instruments, Inc.	15,800	473,052
Monolithic Power Systems, Inc.*	4,900	169,834
NVIDIA Corp.	161,260	2,583,385
OmniVision Technologies, Inc.*	19,350	332,820
ON Semiconductor Corp.*	162,500	1,339,000
PMC-Sierra, Inc.*	47,500	305,425
Power Integrations, Inc.	9,100	507,962
Rambus, Inc.*	6,400	60,608
RF Micro Devices, Inc.*	44,700	230,652
Semtech Corp.*	22,600	571,328
Silicon Laboratories, Inc.*	13,440	582,086
Skyworks Solutions, Inc.*	59,100	1,687,896
SunEdison, Inc.*	73,470	958,784
SunPower Corp.*	15,600	465,036
Teradyne, Inc.*	61,310	1,080,282
Tessera Technologies, Inc.	800	15,768
Texas Instruments, Inc.	303,390	13,321,855
TriQuint Semiconductor, Inc.*	37,300	311,082
Ultratech, Inc.*	1,100	31,900
Veeco Instruments, Inc.*	11,300	371,883
Xilinx, Inc.	78,700	3,613,904

		119,618,047

Software (3.7%)
ACI Worldwide, Inc.*	12,500	812,500
Activision Blizzard, Inc.	73,400	1,308,722
Adobe Systems, Inc.*	136,420	8,168,830
Advent Software, Inc.	14,000	489,860
ANSYS, Inc.*	28,900	2,520,080
Aspen Technology, Inc.*	32,500	1,358,500
Autodesk, Inc.*	62,550	3,148,141
Blackbaud, Inc.	13,000	489,450
CA, Inc.	93,050	3,131,132
Cadence Design Systems, Inc.*	82,930	1,162,679
Citrix Systems, Inc.*	57,050	3,608,412
CommVault Systems, Inc.*	15,300	1,145,664
Compuware Corp.	85,050	953,410
Concur Technologies, Inc.*	14,000	1,444,520
Electronic Arts, Inc.*	87,900	2,016,426
EPIQ Systems, Inc.	30,400	492,784
FactSet Research Systems, Inc.	12,500	1,357,250
Fair Isaac Corp.	13,100	823,204
FireEye, Inc.*	4,800	209,328
Fortinet, Inc.*	40,400	772,852
Guidewire Software, Inc.*	13,500	662,445
Infoblox, Inc.*	14,200	468,884
Informatica Corp.*	37,700	1,564,550
Interactive Intelligence Group, Inc.*	100	6,736
Intuit, Inc.	84,250	6,429,960
Manhattan Associates, Inc.*	6,000	704,880
Mentor Graphics Corp.	37,800	909,846
MICROS Systems, Inc.*	22,100	1,267,877
Microsoft Corp.	2,269,450	84,945,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

MicroStrategy, Inc., Class A*	1,900	$236,056
Monotype Imaging Holdings, Inc.	600	19,116
NetScout Systems, Inc.*	800	23,672
NetSuite, Inc.*	8,900	916,878
Nuance Communications, Inc.*	84,490	1,284,248
Oracle Corp.	974,620	37,288,961
Pegasystems, Inc.	8,100	398,358
Progress Software Corp.*	19,000	490,770
Proofpoint, Inc.*	4,400	145,948
PROS Holdings, Inc.*	600	23,940
PTC, Inc.*	33,950	1,201,491
Qlik Technologies, Inc.*	23,900	636,457
RealPage, Inc.*	14,600	341,348
Red Hat, Inc.*	53,800	3,014,952
Rovi Corp.*	41,550	818,120
Salesforce.com, Inc.*	162,700	8,979,413
ServiceNow, Inc.*	22,400	1,254,624
SolarWinds, Inc.*	19,400	733,902
Solera Holdings, Inc.	21,110	1,493,744
Splunk, Inc.*	29,100	1,998,297
SS&C Technologies Holdings, Inc.*	14,100	624,066
Symantec Corp.	197,790	4,663,888
Synchronoss Technologies, Inc.*	10,910	338,974
Synopsys, Inc.*	48,120	1,952,228
Tableau Software, Inc., Class A*	6,700	461,831
Take-Two Interactive Software, Inc.*	25,700	446,409
TIBCO Software, Inc.*	60,140	1,351,947
TiVo, Inc.*	39,400	516,928
Tyler Technologies, Inc.*	9,400	960,022
Ultimate Software Group, Inc.*	6,600	1,011,252
Verint Systems, Inc.*	14,800	635,512
VirnetX Holding Corp.*	13,700	265,917
VMware, Inc., Class A*	27,800	2,493,938
Workday, Inc., Class A*	10,400	864,864
Zynga, Inc., Class A*	123,800	470,440

		210,732,947

Total Information Technology		1,020,459,297

Materials (3.8%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	59,180	6,615,140
Airgas, Inc.	21,400	2,393,590
Albemarle Corp.	23,000	1,457,970
Ashland, Inc.	25,564	2,480,731
Axiall Corp.	20,500	972,520
Balchem Corp.	5,800	340,460
Cabot Corp.	19,700	1,012,580
Celanese Corp.	44,500	2,461,295
CF Industries Holdings, Inc.	16,802	3,915,538
Chemtura Corp.*	31,600	882,272
Cytec Industries, Inc.	11,900	1,108,604
Dow Chemical Co.	337,480	14,984,112
E.I. du Pont de Nemours & Co.	253,840	16,491,985
Eastman Chemical Co.	45,428	3,666,040
Ecolab, Inc.	71,288	7,433,200
FMC Corp.	38,600	2,912,756
H.B. Fuller Co.	16,100	837,844

Huntsman Corp.	55,200	$1,357,920
International Flavors & Fragrances, Inc.	27,100	2,330,058
Kronos Worldwide, Inc.	200	3,810
LyondellBasell Industries N.V., Class A	115,200	9,248,256
Minerals Technologies, Inc.	11,400	684,798
Monsanto Co.	147,200	17,156,160
Mosaic Co.	86,530	4,090,273
NewMarket Corp.	3,300	1,102,695
Olin Corp.	29,800	859,730
PolyOne Corp.	31,700	1,120,595
PPG Industries, Inc.	39,300	7,453,638
Praxair, Inc.	80,400	10,454,412
Rockwood Holdings, Inc.	19,730	1,418,982
RPM International, Inc.	37,150	1,542,096
Scotts Miracle-Gro Co., Class A	11,900	740,418
Sensient Technologies Corp.	20,600	999,512
Sherwin-Williams Co.	24,500	4,495,750
Sigma-Aldrich Corp.	34,900	3,280,949
Taminco Corp.*	1,500	30,315
Valspar Corp.	25,300	1,803,637
W.R. Grace & Co.*	22,000	2,175,140
Westlake Chemical Corp.	7,200	878,904

		143,194,685

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	1,114,992
Martin Marietta Materials, Inc.	13,600	1,359,184
Vulcan Materials Co.	40,100	2,382,742

		4,856,918

Containers & Packaging (0.4%)
AptarGroup, Inc.	20,200	1,369,762
Avery Dennison Corp.	35,350	1,774,216
Ball Corp.	47,300	2,443,518
Bemis Co., Inc.	29,800	1,220,608
Crown Holdings, Inc.*	46,350	2,065,820
Graphic Packaging Holding Co.*	59,600	572,160
Greif, Inc., Class A	14,800	775,520
MeadWestvaco Corp.	49,400	1,824,342
Owens-Illinois, Inc.*	46,650	1,669,137
Packaging Corp. of America	33,700	2,132,536
Rock-Tenn Co., Class A	23,500	2,467,735
Sealed Air Corp.	55,360	1,885,008
Silgan Holdings, Inc.	20,400	979,608
Sonoco Products Co.	32,660	1,362,575

		22,542,545

Metals & Mining (0.6%)
Alcoa, Inc.	296,150	3,148,074
Allegheny Technologies, Inc.	35,260	1,256,314
Carpenter Technology Corp.	14,900	926,780
Cliffs Natural Resources, Inc.	48,640	1,274,854
Coeur Mining, Inc.*	5,200	56,420
Commercial Metals Co.	49,390	1,004,099
Compass Minerals International, Inc.	12,400	992,620
Freeport-McMoRan Copper & Gold, Inc.	281,094	10,608,488
Newmont Mining Corp.	147,600	3,399,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nucor Corp.	87,620	$4,677,156
Reliance Steel & Aluminum Co.	22,200	1,683,648
Royal Gold, Inc.	18,000	829,260
Southern Copper Corp.	50,544	1,451,118
Steel Dynamics, Inc.	71,300	1,393,202
Tahoe Resources, Inc.*	19,500	324,480
United States Steel Corp.	51,590	1,521,905
Worthington Industries, Inc.	15,600	656,448

		35,204,094

Paper & Forest Products (0.2%)
Clearwater Paper Corp.*	2,450	128,625
Domtar Corp.	9,240	871,702
International Paper Co.	126,350	6,194,940
KapStone Paper and Packaging Corp.*	11,600	647,976
Louisiana-Pacific Corp.*	42,500	786,675
Schweitzer-Mauduit International, Inc.	7,500	386,025

		9,015,943

Total Materials		214,814,185

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.8%)
8x8, Inc.*	9,700	98,552
AT&T, Inc.	1,462,084	51,406,873
Atlantic Tele-Network, Inc.	1,200	67,884
Cbeyond, Inc.*	800	5,520
CenturyLink, Inc.	172,879	5,506,196
Cincinnati Bell, Inc.*	21,700	77,252
Cogent Communications Group, Inc.	12,800	517,248
Consolidated Communications Holdings, Inc.	4,900	96,187
Fairpoint Communications, Inc.*	1,500	16,965
Frontier Communications Corp.	280,290	1,303,348
General Communication, Inc., Class A*	2,200	24,530
Hawaiian Telcom Holdco, Inc.*	600	17,622
IDT Corp., Class B	3,400	60,758
inContact, Inc.*	9,500	74,195
Inteliquent, Inc.	8,917	101,832
Intelsat S.A.*	8,600	193,844
Iridium Communications, Inc.*	300	1,878
Level 3 Communications, Inc.*	46,946	1,557,199
Lumos Networks Corp.	100	2,100
magicJack VocalTec Ltd.*	100	1,192
ORBCOMM, Inc.*	3,100	19,654
Premiere Global Services, Inc.*	1,700	19,703
Straight Path Communications, Inc., Class B*	2,300	18,837
Towerstream Corp.*	3,000	8,880
tw telecom, Inc.*	42,700	1,301,069
Verizon Communications, Inc.	777,540	38,208,316
Vonage Holdings Corp.*	13,800	45,954
Windstream Holdings, Inc.	203,711	1,625,614

		102,379,202

Wireless Telecommunication Services (0.3%)
Boingo Wireless, Inc.*	3,100	$19,871
Crown Castle International Corp.*	92,150	6,766,575
Leap Wireless International, Inc.*	5,500	95,700
NTELOS Holdings Corp.	3,600	72,828
RingCentral, Inc., Class A*	2,000	36,740
SBA Communications Corp., Class A*	37,500	3,369,000
Shenandoah Telecommunications Co.	300	7,701
Sprint Corp.*	240,579	2,586,224
Telephone & Data Systems, Inc.	28,186	726,635
T-Mobile US, Inc.*	53,900	1,813,196
U.S. Cellular Corp.	4,000	167,280
USA Mobility, Inc.	1,900	27,132

		15,688,882

Total Telecommunication Services		118,068,084

Utilities (2.9%)
Electric Utilities (1.5%)
ALLETE, Inc.	10,500	523,740
American Electric Power Co., Inc.	130,470	6,098,168
Cleco Corp.	16,100	750,582
Duke Energy Corp.	194,085	13,393,806
Edison International	91,260	4,225,338
Entergy Corp.	51,000	3,226,770
Exelon Corp.	235,456	6,449,140
FirstEnergy Corp.	118,804	3,918,156
Great Plains Energy, Inc.	43,600	1,056,864
Hawaiian Electric Industries, Inc.	34,200	891,252
IDACORP, Inc.	11,450	593,568
ITC Holdings Corp.	14,800	1,418,136
NextEra Energy, Inc.	116,150	9,944,763
Northeast Utilities	82,209	3,484,840
OGE Energy Corp.	60,600	2,054,340
Pepco Holdings, Inc.	69,250	1,324,752
Pinnacle West Capital Corp.	32,500	1,719,900
PNM Resources, Inc.	28,700	692,244
Portland General Electric Co.	28,500	860,700
PPL Corp.	174,850	5,261,236
Southern Co.	241,550	9,930,121
UIL Holdings Corp.	18,500	716,875
UNS Energy Corp.	12,200	730,170
Westar Energy, Inc.	30,000	965,100
Xcel Energy, Inc.	136,180	3,804,869

		84,035,430

Gas Utilities (0.2%)
AGL Resources, Inc.	38,283	1,808,106
Atmos Energy Corp.	25,200	1,144,584
National Fuel Gas Co.	21,100	1,506,540
New Jersey Resources Corp.	9,800	453,152
ONEOK, Inc.	56,500	3,513,170
Piedmont Natural Gas Co., Inc.	19,900	659,884
Questar Corp.	47,000	1,080,530
South Jersey Industries, Inc.	12,100	677,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Southwest Gas Corp.	17,200	$961,652
UGI Corp.	32,450	1,345,377
WGL Holdings, Inc.	19,100	765,146

		13,915,257

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	170,395	2,472,431
Calpine Corp.*	116,500	2,272,915
Dynegy, Inc.*	28,400	611,168
NRG Energy, Inc.	97,021	2,786,443

		8,142,957

Multi-Utilities (1.0%)
Alliant Energy Corp.	34,800	1,795,680
Ameren Corp.	65,000	2,350,400
Avista Corp.	19,200	541,248
Black Hills Corp.	13,000	682,630
CenterPoint Energy, Inc.	116,450	2,699,311
CMS Energy Corp.	71,500	1,914,055
Consolidated Edison, Inc.	82,600	4,566,128
Dominion Resources, Inc.	157,450	10,185,440
DTE Energy Co.	46,500	3,087,135
Integrys Energy Group, Inc.	20,300	1,104,523
MDU Resources Group, Inc.	48,250	1,474,037
NiSource, Inc.	92,700	3,047,976
NorthWestern Corp.	10,200	441,864
PG&E Corp.	121,220	4,882,742
Public Service Enterprise Group, Inc.	140,800	4,511,232
SCANA Corp.	38,550	1,809,152
Sempra Energy	66,590	5,977,118
TECO Energy, Inc.	59,350	1,023,194
Vectren Corp.	18,000	639,000
Wisconsin Energy Corp.	64,400	2,662,296

		55,395,161

Water Utilities (0.1%)
American Water Works Co., Inc.	54,200	2,290,492
Aqua America, Inc.	50,062	1,180,963

		3,471,455

Total Utilities		164,960,260

Total Common Stocks (99.1%) (Cost $3,151,569,167)		5,616,249,502

	Number of Rights	Value (Note 1)

RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14*	10,500	$1,680

Total Energy		1,680

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	8,800	11,880

Total Health Care		11,880

Total Rights (0.0%) (Cost $—)		13,560

Total Investments (99.1%) (Cost $3,151,569,167)		5,616,263,062
Other Assets Less Liabilities (0.9%)		50,271,797

Net Assets (100%)		$5,666,534,859

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $30,967,200.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	45	March-14	$5,156,933	$5,226,300	$69,367
S&P 500 E-Mini Index	405	March-14	36,906,939	37,282,275	375,336

					$444,703

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$752,501,450	$—	$—	$752,501,450
Consumer Staples	477,545,128	3,204,168	—	480,749,296
Energy	521,464,766	—	—	521,464,766
Financials	976,928,590	—	—	976,928,590
Health Care	707,968,970	—	—	707,968,970
Industrials	658,334,604	—	—	658,334,604
Information Technology	1,020,459,297	—	—	1,020,459,297
Materials	214,814,185	—	—	214,814,185
Telecommunication Services	118,068,084	—	—	118,068,084
Utilities	164,960,260	—	—	164,960,260
Futures	444,703	—	—	444,703
Rights
Energy	1,680	—	—	1,680
Health Care	11,880	—	—	11,880

Total Assets	$5,613,503,597	$3,204,168	$—	$5,616,707,765

Total Liabilities	$—	$—	$—	$—

Total	$5,613,503,597	$3,204,168	$—	$5,616,707,765

(a) A security with a market value of $3,204,168 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	444,703	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$444,703

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized
	depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized
	depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	7,860,117	—	—	7,860,117
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$7,860,117	$—	$—	$7,860,117

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	181,419	—	—	181,419
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$181,419	$—	$—	$181,419

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $36,114,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$444,703	(c)	$—	$—	$444,703

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$207,009,373
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$675,535,423

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,687,320,404
Aggregate gross unrealized depreciation	(264,937,082)

Net unrealized appreciation	$2,422,383,322

Federal income tax cost of investments	$3,193,879,740

The Portfolio has a net capital loss carryforward of $1,689,697,877 of which $5,306,856 expires in the year 2016 and $1,684,391,021 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $220,170,521 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $3,151,569,167)	$5,616,263,062
Cash	20,118,817
Receivable for securities sold	38,982,004
Dividends, interest and other receivables	7,466,108
Receivable from Separate Accounts for Trust shares sold	533,017
Due from broker for futures variation margin	151,200
Other assets	20,769

Total assets	5,683,534,977

LIABILITIES
Payable for securities purchased	9,262,080
Payable to Separate Accounts for Trust shares redeemed	4,289,168
Investment management fees payable	1,640,725
Distribution fees payable - Class IA	875,898
Administrative fees payable	479,401
Distribution fees payable - Class IB	305,537
Trustees’ fees payable	14,183
Accrued expenses	133,126

Total liabilities	17,000,118

NET ASSETS	$5,666,534,859

Net assets were comprised of:
Paid in capital	$4,933,858,558
Accumulated undistributed net investment income (loss)	5,352,127
Accumulated undistributed net realized gain (loss) on investments and futures	(1,737,814,424)
Net unrealized appreciation (depreciation) on investments and futures	2,465,138,598

Net assets	$5,666,534,859

Class IA
Net asset value, offering and redemption price per share, $4,204,127,986 / 177,158,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.73

Class IB
Net asset value, offering and redemption price per share, $1,462,406,873 / 61,952,988 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $42,694 foreign withholding tax)	$105,960,277
Interest	29,974

Total income	105,990,251

EXPENSES
Investment management fees	18,242,114
Distribution fees - Class IA	9,742,449
Administrative fees	5,343,983
Distribution fees - Class IB	3,376,757
Printing and mailing expenses	533,224
Professional fees	148,116
Trustees’ fees	140,413
Custodian fees	124,001
Miscellaneous	106,017

Total expenses	37,757,074

NET INVESTMENT INCOME (LOSS)	68,233,177

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	215,083,741
Futures	7,860,117

Net realized gain (loss)	222,943,858

Change in unrealized appreciation (depreciation) on:
Investments	1,173,824,590
Futures	181,419

Net change in unrealized appreciation (depreciation)	1,174,006,009

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,396,949,867

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,465,183,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$68,233,177	$73,556,252
Net realized gain (loss) on investments and futures	222,943,858	148,427,135
Net change in unrealized appreciation (depreciation) on investments and futures	1,174,006,009	467,365,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,465,183,044	689,348,735

DIVIDENDS:
Dividends from net investment income
Class IA	(50,063,367)	(55,174,109)
Class IB	(17,454,803)	(18,681,293)

TOTAL DIVIDENDS	(67,518,170)	(73,855,402)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,307,638 and 2,163,497 shares, respectively ]	48,773,350	38,279,417
Capital shares issued in reinvestment of dividends [ 2,155,506 and 3,036,340 shares, respectively ]	50,063,367	55,174,109
Capital shares repurchased [ (22,111,499) and (25,116,011) shares, respectively ]	(466,270,226)	(442,531,960)

Total Class IA transactions	(367,433,509)	(349,078,434)

Class IB
Capital shares sold [ 4,387,904 and 2,435,948 shares, respectively ]	91,232,820	42,481,818
Capital shares issued in reinvestment of dividends [ 755,531 and 1,033,535 shares, respectively ]	17,454,803	18,681,293
Capital shares repurchased [ (9,429,127) and (9,946,587) shares, respectively ]	(199,841,093)	(174,381,421)

Total Class IB transactions	(91,153,470)	(113,218,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(458,586,979)	(462,296,744)

TOTAL INCREASE (DECREASE) IN NET ASSETS	939,077,895	153,196,589
NET ASSETS:
Beginning of year	4,727,456,964	4,574,260,375

End of year (a)	$5,666,534,859	$4,727,456,964

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$5,352,127	$3,394,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO(ee)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.13	$15.94	$16.07	$14.04	$11.11

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.27 (e)	0.25 (e)	0.22 (e)	0.24 (e)
Net realized and unrealized gain (loss) on investments and futures	5.61	2.21	(0.13)	2.04	2.94

Total from investment operations	5.88	2.48	0.12	2.26	3.18

Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.25)	(0.23)	(0.25)

Net asset value, end of year	$23.73	$18.13	$15.94	$16.07	$14.04

Total return	32.49%	15.54%	0.82%	16.14%	28.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,204,128	$3,532,647	$3,421,651	$3,823,474	$3,688,279
Ratio of expenses to average net assets	0.72%	0.72%	0.47%	0.47%	0.49%
Ratio of net investment income (loss) to average net assets	1.30%	1.54%	1.50%	1.53%	2.02%
Portfolio turnover rate	4%	3%	5%	10%	4%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.04	$15.85	$15.99	$13.96	$11.05

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.27 (e)	0.20 (e)	0.18 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments and futures	5.58	2.21	(0.13)	2.04	2.91

Total from investment operations	5.85	2.48	0.07	2.22	3.12

Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.21)	(0.19)	(0.21)

Net asset value, end of year	$23.61	$18.04	$15.85	$15.99	$13.96

Total return	32.48%	15.62%	0.50%	15.93%	28.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,462,407	$1,194,810	$1,152,609	$1,297,833	$1,256,746
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.74%
Ratio of net investment income (loss) to average net assets	1.30%	1.54%	1.25%	1.28%	1.77%
Portfolio turnover rate	4%	3%	5%	10%	4%
(e)	Net investment income (loss) per share is based on average shares outstanding.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	2.65%
Portfolio – Class K Shares*	2.70
Bank of America Merrill Lynch All U.S. Convertibles Index	3.71
* Date of inception 10/28/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.65% for the period ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch All U.S. Convertibles Index, returned 3.71% over the same period.

Portfolio Highlights

For the period October 28, 2013 — December 31, 2013

What helped performance during the period:

•

A focus on Growth convertibles led to overweighting the Health Care and Technology sectors, both of which outperformed. Similarly, the focus on Growth convertibles resulted in underweighting the Consumer Staples, Materials, and Utilities sectors, all of which underperformed.

•	Health Care offered positive contributors such as Gilead Sciences, Inc., ViroPharma, Inc., Salix Pharmaceuticals Ltd. and Cubist Pharmaceuticals, Inc., amongst others.

•	A significant underweight to Materials, including gold miners and coal companies, aided performance.

What hurt performance during the period:

•	A significant underweight to Equity Substitutes (convertibles priced at more than twice par value) led to underperformance as the equity markets rallied.

•	Exposure to interest rate sensitive segments such as Real Estate Investment Trusts (REITs) and longer-dated convertible bank preferred securities detracted from performance.

•	Underweighting positions in select momentum issues such as Fannie Mae, 3D Systems Corp. and Horizon Pharma, Inc. also resulted in underperformance.

Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

We believe convertibles are positioned to continue the positive momentum experienced in 2013. With short term interest rates still low by historical standards and unemployment improving (albeit slowly), the economy appears to us to be in good shape. Equities may benefit as a result, and we believe convertibles offer a measured way to get exposure to this equity upside with reduced volatility.

We expect new issuance of convertibles to remain strong. Higher equity markets and higher interest rates are generally positives for convertible new issuance. An increase in merger and acquisition activity, and the resulting need for financing, would also be a positive for prospective new issues.

At year end, the Portfolio had an emphasis on Growth convertibles as opposed to Value convertibles. This focus resulted in sector biases such as being overweight Health Care and Technology, and underweight Consumer Staples, Materials, and Utilities. We also had a negative bias towards Small Cap convertibles, given their historically weaker performance during periods of market stress.

Sector Weightings as of December 31, 2013	% of Net Assets
Investment Companies	29.2%
Information Technology	16.2
Health Care	14.7
Financials	12.6
Consumer Discretionary	8.5
Industrials	6.3
Energy	4.5
Telecommunication Services	0.8
Materials	0.3
Consumer Staples	0.3
Cash and Other	6.6

100.0%

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 28, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13†	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,026.50	$2.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class K
Actual	1,000.00	1,027.00	1.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

†   Commenced operations on October 28, 2013.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Energy (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Chesapeake Energy Corp. 5.750%§	245	$283,894

Total Energy		283,894

Financials (2.9%)
Commercial Banks (1.6%)
Wells Fargo & Co. 7.500%	200	221,000

Diversified Financial Services (1.3%)
Bank of America Corp. 7.250%*	160	169,760

Total Financials		390,760

Industrials (1.1%)
Aerospace & Defense (1.1%)
United Technologies Corp. 7.500%	2,300	150,581

Total Industrials		150,581

Total Convertible Preferred Stock (6.1%) (Cost $836,746)		825,235

PREFERRED STOCKS:
Consumer Staples (0.3%)
Food Products (0.3%)
Bunge Ltd. 4.875%	350	37,642

Total Consumer Staples		37,642

Energy (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Sanchez Energy Corp. 6.500%*§	1,500	97,725

Total Energy		97,725

Financials (5.0%)
Capital Markets (0.7%)
AMG Capital Trust II 5.150%*	1,500	94,875

Commercial Banks (1.3%)
Huntington Bancshares, Inc./Ohio 8.500%*	30	37,950
KeyCorp 7.750%	1,000	129,000

		166,950

Insurance (0.2%)
Maiden Holdings Ltd. 7.250%	500	22,785

Real Estate Investment Trusts (REITs) (2.8%)
Health Care REIT, Inc. 6.500%*	2,250	115,335
iStar Financial, Inc. 4.500%	2,000	124,000

Weyerhaeuser Co. 6.375%*	2,726	$152,765

		392,100

Total Financials		676,710

Health Care (0.6%)
Health Care Equipment & Supplies (0.6%)
Alere, Inc. 3.000%	270	77,301

Total Health Care		77,301

Industrials (1.1%)
Road & Rail (1.1%)
Genesee & Wyoming, Inc. 5.000%*	1,161	149,189

Total Industrials		149,189

Telecommunication Services (0.5%)
Wireless Telecommunication Services (0.5%)
Crown Castle International Corp. 4.500%*	741	74,130

Total Telecommunication Services		74,130

Total Preferred Stock (8.2%) (Cost $1,131,021)		1,112,697

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (29.2%)
SPDR® Barclays Convertible Securities ETF (Cost $3,935,174)	85,070	3,975,321

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (49.9%)
Consumer Discretionary (8.5%)
Auto Components (0.5%)
SEACOR Holdings, Inc.
2.500%, 12/15/27	$60,000	73,538

Automobiles (0.9%)
Ford Motor Co. 4.250%, 11/15/16	43,000	79,335
Tesla Motors, Inc. 1.500%, 6/1/18	25,000	34,594

		113,929

Hotels, Restaurants & Leisure (0.9%)
MGM Resorts International 4.250%, 4/15/15	85,000	116,875

Household Durables (2.0%)
Jarden Corp. 1.875%, 9/15/18	70,000	98,875
Lennar Corp. 3.250%, 11/15/21§	16,000	28,760
Ryland Group, Inc. 1.625%, 5/15/18	95,000	144,816

		272,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Internet & Catalog Retail (1.6%)
priceline.com, Inc. 1.000%, 3/15/18	$157,000	$216,464

Media (1.7%)
Liberty Interactive LLC 0.750%, 3/30/43§	130,000	162,013
Liberty Media Corp. 1.375%, 10/15/23§	70,000	69,869

		231,882

Specialty Retail (0.9%)
Group 1 Automotive, Inc. 3.000%, 3/15/20	58,000	116,471

Total Consumer Discretionary		1,141,610

Energy (1.7%)
Energy Equipment & Services (0.6%)
Exterran Holdings, Inc. 4.250%, 6/15/14	30,000	44,756
Helix Energy Solutions Group, Inc. 3.250%, 3/15/32	38,000	45,481

		90,237

Oil, Gas & Consumable Fuels (1.1%)
Cobalt International Energy, Inc. 2.625%, 12/1/19	172,000	152,112

Total Energy		242,349

Financials (4.7%)
Capital Markets (0.3%)
Walter Investment Management Corp. 4.500%, 11/1/19	35,000	34,956

Consumer Finance (1.2%)
Cardtronics, Inc. 1.000%, 12/1/20§	33,000	32,917
Encore Capital Group, Inc. 3.000%, 7/1/20§	75,000	94,266
Portfolio Recovery Associates, Inc. 3.000%, 8/1/20§	40,000	43,825

		171,008

Insurance (0.9%)
Fidelity National Financial, Inc. 4.250%, 8/15/18	75,000	122,625

Real Estate Investment Trusts (REITs) (2.0%)
Colony Financial, Inc. 5.000%, 4/15/23	35,000	35,853
Digital Realty Trust LP 5.500%, 4/15/29§	50,000	63,625
NorthStar Realty Finance LP 7.500%, 3/15/31§	75,000	169,266

		268,744

Real Estate Management & Development (0.3%)
Forest City Enterprises, Inc. 4.250%, 8/15/18	40,000	44,500

Total Financials		641,833

Health Care (14.1%)
Biotechnology (8.2%)
BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	$120,000	$128,325
Cubist Pharmaceuticals, Inc. 1.875%, 9/1/20§	150,000	171,469
Gilead Sciences, Inc. 1.625%, 5/1/16	122,000	402,371
Incyte Corp. Ltd. 0.375%, 11/15/18§	17,000	20,326
1.250%, 11/15/20§	8,000	9,705
Medivation, Inc. 2.625%, 4/1/17	100,000	146,000
Regeneron Pharmaceuticals, Inc. 1.875%, 10/1/16	20,000	65,538
Spectrum Pharmaceuticals, Inc. 2.750%, 12/15/18§	58,000	60,491
Theravance, Inc. 2.125%, 1/15/23	75,000	109,031

		1,113,256

Health Care Providers & Services (2.5%)
Brookdale Senior Living, Inc. 2.750%, 6/15/18	90,000	106,875
HealthSouth Corp. 2.000%, 12/1/43	75,000	79,031
Molina Healthcare, Inc. 1.125%, 1/15/20§	100,000	105,125
Omnicare, Inc. 3.500%, 2/15/44	41,000	41,333

		332,364

Life Sciences Tools & Services (0.4%)
Albany Molecular Research, Inc. 2.250%, 11/15/18§	58,000	53,650

Pharmaceuticals (3.0%)
Auxilium Pharmaceuticals, Inc. 1.500%, 7/15/18	60,000	66,375
Medicines Co. 1.375%, 6/1/17	70,000	105,263
Mylan, Inc. 3.750%, 9/15/15	20,000	65,575
Pacira Pharmaceuticals, Inc. 3.250%, 2/1/19§	30,000	71,925
Salix Pharmaceuticals Ltd. 1.500%, 3/15/19	66,000	98,381

		407,519

Total Health Care		1,906,789

Industrials (4.1%)
Air Freight & Logistics (0.6%)
XPO Logistics, Inc. 4.500%, 10/1/17	50,000	83,656

Airlines (0.5%)
United Airlines, Inc. 4.500%, 1/15/15	30,000	61,312

Construction & Engineering (0.5%)
MasTec, Inc. 4.000%, 6/15/14	35,000	72,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Electrical Equipment (0.5%)
General Cable Corp. 5.000%, 11/15/29 (e)	$20,000	$21,387
SolarCity Corp. 2.750%, 11/1/18	30,000	35,494

		56,881

Machinery (1.3%)
Chart Industries, Inc. 2.000%, 8/1/18	35,000	54,053
Meritor, Inc. 7.875%, 3/1/26§	47,000	67,474
Terex Corp. 4.000%, 6/1/15	20,000	52,375

		173,902

Road & Rail (0.7%)
Avis Budget Group, Inc. 3.500%, 10/1/14	36,000	90,562

Total Industrials		539,091

Information Technology (16.2%)
Communications Equipment (1.1%)
Ciena Corp. 4.000%, 3/15/15§	115,000	149,212

Computers & Peripherals (1.3%)
SanDisk Corp. 1.500%, 8/15/17	70,000	103,163
0.500%, 10/15/20§	75,000	74,250

		177,413

Electronic Equipment, Instruments & Components (0.3%)
TTM Technologies, Inc. 1.750%, 12/15/20	17,000	18,243
Vishay Intertechnology, Inc. 2.250%, 11/15/40§	30,000	31,950

		50,193

Internet Software & Services (1.3%)
Equinix, Inc. 4.750%, 6/15/16	51,000	111,371
Yahoo!, Inc. (Zero Coupon), 12/1/18§	72,000	74,385

		185,756

IT Services (0.4%)
ServiceSource International, Inc. 1.500%, 8/1/18§	59,000	55,534

Semiconductors & Semiconductor Equipment (6.1%)
Microchip Technology, Inc. 2.125%, 12/15/37	96,000	166,620
Micron Technology, Inc. 2.375%, 5/1/32	100,000	231,313
Novellus Systems, Inc. 2.625%, 5/15/41	54,000	90,248
ON Semiconductor Corp. 2.625%, 12/15/26	124,000	136,323
Rambus, Inc. 1.125%, 8/15/18§	43,000	45,069
SunEdison, Inc. 2.000%, 10/1/18§	17,000	19,008
2.750%, 1/1/21§	$17,000	$18,888
Xilinx, Inc. 3.125%, 3/15/37	77,000	121,901

		829,370

Software (5.7%)
Cadence Design Systems, Inc. 2.625%, 6/1/15	52,000	97,597
Electronic Arts, Inc. 0.750%, 7/15/16	59,000	62,761
Nuance Communications, Inc. 2.750%, 8/15/27	120,000	125,625
Salesforce.com, Inc. 0.250%, 4/1/18§	300,000	326,063
ServiceNow, Inc. (Zero Coupon), 11/1/18§	35,000	35,416
Take-Two Interactive Software, Inc. 1.750%, 12/1/16	100,000	115,375

		762,837

Total Information Technology		2,210,315

Materials (0.3%)
Metals & Mining (0.3%)
Stillwater Mining Co. 1.750%, 10/15/32	41,000	45,971

Total Materials		45,971

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
JDS Uniphase Corp. 0.625%, 8/15/33§	47,000	47,117

Total Telecommunication Services		47,117

Total Convertible Bonds		6,775,075

Total Long-Term Debt Securities (49.9%) (Cost $6,531,771)		6,775,075

Total Investments (93.4%) (Cost $12,434,712)		12,688,328
Other Assets Less Liabilities (6.6%)		897,600

Net Assets (100%)		$13,585,928

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $2,483,217 or 18.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Consumer Discretionary	$—	$1,141,610	$—	$1,141,610
Energy	—	242,349	—	242,349
Financials	—	641,833	—	641,833
Health Care	—	1,906,789	—	1,906,789
Industrials	—	539,091	—	539,091
Information Technology	—	2,210,315	—	2,210,315
Materials	—	45,971	—	45,971
Telecommunication Services	—	47,117	—	47,117
Convertible Preferred Stocks
Energy	—	283,894	—	283,894
Financials	390,760	—	—	390,760
Industrials	150,581	—	—	150,581
Investment Companies
Exchange Traded Funds (ETFs)	3,975,321	—	—	3,975,321
Preferred Stocks
Consumer Staples	37,642	—	—	37,642
Energy	—	97,725	—	97,725
Financials	457,835	218,875	—	676,710
Health Care	77,301	—	—	77,301
Industrials	—	149,189	—	149,189
Telecommunication Services	74,130	—	—	74,130

Total Assets	$5,163,570	$7,524,758	$—	$12,688,328

Total Liabilities	$—	$—	$—	$—

Total	$5,163,570	$7,524,758	$—	$12,688,328

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,697,110
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$483,388

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$397,954
Aggregate gross unrealized depreciation	(147,556)

Net unrealized appreciation	$250,398

Federal income tax cost of investments	$12,437,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $12,434,712)	$12,688,328
Cash	772,709
Dividends, interest and other receivables	76,673
Deferred offering cost	35,587
Receivable from investment manager	34,062
Receivable from Separate Accounts for Trust shares sold	23,623

Total assets	13,630,982

LIABILITIES
Payable for securities purchased	28,703
Distribution fees payable - Class IB	1,078
Payable to Separate Accounts for Trust shares redeemed	20
Trustees’ fees payable	13
Accrued expenses	15,240

Total liabilities	45,054

NET ASSETS	$13,585,928

Net assets were comprised of:
Paid in capital	$13,325,504
Accumulated undistributed net investment income (loss)	(3,082)
Accumulated undistributed net realized gain (loss) on investments	9,890
Net unrealized appreciation (depreciation) on investments	253,616

Net assets	$13,585,928

Class IB
Net asset value, offering and redemption price per share, $5,161,202 / 506,838 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

Class K
Net asset value, offering and redemption price per share, $8,424,726 / 827,315 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends	$77,558
Interest	18,126

Total income	95,684

EXPENSES
Professional fees	38,071
Investment management fees	16,024
Offering costs	7,567
Administrative fees	8,806
Custodian fees	5,000
Distribution fees - Class IB	2,207
Printing and mailing expenses	405
Trustees’ fees	15
Miscellaneous	640

Gross expenses	78,735
Less: Waiver from investment manager	(24,830)
Reimbursement from investment manager	(27,656)

Net expenses	26,249

NET INVESTMENT INCOME (LOSS)	69,435

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	41,390
Net change in unrealized appreciation (depreciation) on investments	253,616

NET REALIZED AND UNREALIZED GAIN (LOSS)	295,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$364,441

*	The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$69,435
Net realized gain (loss) on investments	41,390
Net change in unrealized appreciation (depreciation) on investments	253,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	364,441

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(30,947)
Class K	(52,657)

(83,604)

Distributions from net realized capital gains
Class IB	(11,174)
Class K	(19,013)

(30,187)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(113,791)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 502,639 shares ]	5,026,573
Capital shares issued in reinvestment of dividends and distributions [ 4,201 shares ]	42,121
Capital shares repurchased [ (2) shares ]	(26)

Total Class IB transactions	5,068,668

Class K
Capital shares sold [ 840,666 shares ]	8,400,782
Capital shares issued in reinvestment of dividends and distributions [ 7,148 shares ]	71,670
Capital shares repurchased [ (20,499) shares ]	(205,842)

Total Class K transactions	8,266,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,335,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,585,928
NET ASSETS:
Beginning of period	—

End of period (a)	$13,585,928

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,082)

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	(e)
Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.26

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.08)

Net asset value, end of period	$10.18

Total return (b)	2.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,161
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.30%
Before waivers and reimbursements (a)(f)	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.87	%(l)
Before waivers and reimbursements (a)(f)	1.90	%(l)
Portfolio turnover rate (z)	4%

Class K	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)
Net realized and unrealized gain (loss) on investments	0.20

Total from investment operations	0.26

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.08)

Net asset value, end of period	$10.18

Total return (b)	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,425
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05%
Before waivers and reimbursements (a)(f)	2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	3.14	%(l)
Before waivers and reimbursements (a)(f)	2.12	%(l)
Portfolio turnover rate (z)	4%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	(1.59)%	3.09%	2.05%
Portfolio – Class IB Shares*	(1.69)	2.93	1.85
Portfolio – Class K Shares***	(1.34)	N/A	1.20
Barclays Intermediate U.S. Government/Credit Index	(0.86)	3.96	4.09
* Date of inception 1/1/98. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.59)% for the year ended December 31, 2013. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government/Credit Index, returned (0.86)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

The poor performance of the U.S. intermediate-term bond markets was largely the result of heavy selling of U.S. Treasury securities. Corporate bonds, on the other hand, allowed the Portfolio’s benchmark, the Barclays U.S. Intermediate Government/Credit Index to outperform indexes more heavily weighted to non-U.S. or longer-term Treasuries, both of which registered steeper declines. In this environment, the Portfolio slightly underperformed the benchmark.

Portfolio Characteristics as of December 31, 2013
Weighted Average Life (Years)	4.14
Weighted Average Coupon (%)	2.72
Weighted Average Modified Duration (Years)*	3.84
Weighted Average Rating	AA3
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	64.7%
Corporate Bonds	30.9
Investment Companies	3.7
Preferred Stocks	0.0 #
Cash and Other	0.7

Total	100.0%

# Less than 0.05%.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,002.84	$3.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.60	3.64
Class IB
Actual	1,000.00	1,001.84	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.64
Class K
Actual	1,000.00	1,004.37	2.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	2.37

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.71%, 0.71% and 0.46%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (30.9%)
Consumer Discretionary (1.8%)
Auto Components (0.0%)
Johnson Controls, Inc.
5.000%, 3/30/20	$874,000	$954,228
4.250%, 3/1/21	680,000	707,853

		1,662,081

Hotels, Restaurants & Leisure (0.2%)
Brinker International, Inc.
2.600%, 5/15/18	175,000	172,484
3.875%, 5/15/23	250,000	225,469
Carnival Corp.
1.875%, 12/15/17	555,000	550,370
3.950%, 10/15/20	666,000	663,826
Darden Restaurants, Inc.
4.500%, 10/15/21	480,000	461,554
3.350%, 11/1/22	500,000	432,097
Hyatt Hotels Corp.
3.875%, 8/15/16	305,000	322,486
5.375%, 8/15/21	305,000	326,347
International Game Technology
7.500%, 6/15/19	202,000	235,345
5.500%, 6/15/20	55,000	58,630
Marriott International, Inc.
3.375%, 10/15/20	626,000	618,547
3.250%, 9/15/22	1,611,000	1,499,850
McDonald’s Corp.
5.800%, 10/15/17	1,000,000	1,147,300
5.350%, 3/1/18	923,000	1,048,614
5.000%, 2/1/19	750,000	845,376
3.500%, 7/15/20	83,000	86,058
3.625%, 5/20/21	400,000	412,310
Starbucks Corp.
0.875%, 12/5/16	286,000	284,548
6.250%, 8/15/17	555,000	646,898
3.850%, 10/1/23	850,000	854,891
Wyndham Worldwide Corp.
2.500%, 3/1/18	883,000	888,519
4.250%, 3/1/22	1,094,000	1,072,120
Yum! Brands, Inc.
4.250%, 9/15/15	1,138,000	1,201,858
5.300%, 9/15/19	55,000	60,864
3.875%, 11/1/20	1,125,000	1,138,590

		15,254,951

Household Durables (0.0%)
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	236,604
Mohawk Industries, Inc.
3.850%, 2/1/23	1,111,000	1,053,321
Newell Rubbermaid, Inc.
4.700%, 8/15/20	1,154,000	1,201,491
NVR, Inc.
3.950%, 9/15/22	83,000	78,682
Tupperware Brands Corp.
4.750%, 6/1/21	455,000	454,283
Whirlpool Corp.
4.850%, 6/15/21	355,000	373,631
3.700%, 3/1/23	250,000	240,192

		3,638,204

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
0.650%, 11/27/15	$750,000	$749,273
1.200%, 11/29/17	1,500,000	1,474,138
2.500%, 11/29/22	1,111,000	1,003,301
Expedia, Inc.
7.456%, 8/15/18	500,000	582,500
5.950%, 8/15/20	1,305,000	1,415,110
QVC, Inc.
5.125%, 7/2/22	500,000	495,625
4.375%, 3/15/23	300,000	280,500

		6,000,447

Leisure Equipment & Products (0.0%)
Mattel, Inc.
1.700%, 3/15/18	500,000	488,483
3.150%, 3/15/23	300,000	274,712

		763,195

Media (1.1%)
21st Century Fox America, Inc.
8.000%, 10/17/16	2,221,000	2,613,764
6.900%, 3/1/19	596,000	716,368
5.650%, 8/15/20	594,000	680,939
4.500%, 2/15/21	500,000	550,541
3.000%, 9/15/22	1,000,000	942,239
CBS Corp.
8.875%, 5/15/19	305,000	390,711
5.750%, 4/15/20	1,211,000	1,368,514
3.375%, 3/1/22	2,000,000	1,902,766
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	85,416
Comcast Corp.
6.500%, 1/15/15	221,000	234,891
5.900%, 3/15/16	2,428,000	2,682,615
6.500%, 1/15/17	1,707,000	1,958,517
5.700%, 7/1/19	1,244,000	1,424,362
5.150%, 3/1/20	2,739,000	3,045,511
3.125%, 7/15/22	938,000	895,320
2.850%, 1/15/23	2,000,000	1,853,559
COX Communications, Inc.
5.500%, 10/1/15	1,055,000	1,131,562
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.550%, 3/15/15	2,130,000	2,198,765
3.125%, 2/15/16	62,000	64,494
1.750%, 1/15/18	1,000,000	979,763
5.875%, 10/1/19	666,000	752,363
5.200%, 3/15/20	604,000	657,313
4.600%, 2/15/21	1,312,000	1,347,889
5.000%, 3/1/21	1,666,000	1,751,837
3.800%, 3/15/22	850,000	811,868
Discovery Communications LLC
3.700%, 6/1/15	383,000	398,416
5.050%, 6/1/20	2,173,000	2,366,787
4.375%, 6/15/21	62,000	63,988
3.300%, 5/15/22	500,000	474,323
3.250%, 4/1/23	1,000,000	929,592
Graham Holdings Co.
7.250%, 2/1/19	500,000	589,305
Grupo Televisa S.A.B.
6.000%, 5/15/18	600,000	666,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Historic TW, Inc.
6.875%, 6/15/18	$62,000	$73,521
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	833,000	828,835
4.000%, 3/15/22	315,000	302,400
NBCUniversal Media LLC
3.650%, 4/30/15	3,000,000	3,118,920
5.150%, 4/30/20	1,983,000	2,202,248
4.375%, 4/1/21	1,971,000	2,086,154
2.875%, 1/15/23	156,000	144,410
Omnicom Group, Inc.
5.900%, 4/15/16	62,000	68,566
6.250%, 7/15/19	584,000	674,112
4.450%, 8/15/20	1,280,000	1,358,416
3.625%, 5/1/22	1,169,000	1,125,218
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	1,624,000	2,036,431
Thomson Reuters Corp.
0.875%, 5/23/16	1,313,000	1,303,599
6.500%, 7/15/18	902,000	1,044,854
4.700%, 10/15/19	369,000	400,767
Time Warner Cable, Inc.
3.500%, 2/1/15	228,000	233,775
5.850%, 5/1/17	1,527,000	1,661,657
6.750%, 7/1/18	2,500,000	2,790,052
8.750%, 2/14/19	1,000,000	1,193,111
8.250%, 4/1/19	1,712,000	2,007,885
5.000%, 2/1/20	972,000	979,898
4.000%, 9/1/21	1,500,000	1,386,062
Time Warner, Inc.
5.875%, 11/15/16	1,391,000	1,567,161
4.875%, 3/15/20	2,476,000	2,695,963
4.700%, 1/15/21	1,812,000	1,928,353
3.400%, 6/15/22	455,000	440,494
4.050%, 12/15/23	1,250,000	1,239,115
Viacom, Inc.
1.250%, 2/27/15	456,000	458,476
6.250%, 4/30/16	1,279,000	1,428,714
3.500%, 4/1/17	156,000	164,839
2.500%, 9/1/18	200,000	202,198
5.625%, 9/15/19	1,529,000	1,740,585
3.875%, 12/15/21	125,000	124,015
3.125%, 6/15/22	500,000	466,642
3.250%, 3/15/23	1,000,000	929,103
4.250%, 9/1/23	1,000,000	998,248
Walt Disney Co.
0.450%, 12/1/15	1,000,000	998,973
6.000%, 7/17/17	401,000	460,060
1.100%, 12/1/17	2,000,000	1,958,673
5.500%, 3/15/19	500,000	574,500
3.750%, 6/1/21	114,000	117,576
2.750%, 8/16/21	1,000,000	960,112
2.550%, 2/15/22	2,000,000	1,866,272
2.350%, 12/1/22	583,000	525,176
WPP Finance 2010
4.750%, 11/21/21	160,000	165,572

		85,562,933

Multiline Retail (0.2%)
Dollar General Corp.
4.125%, 7/15/17	1,000,000	1,066,586
1.875%, 4/15/18	149,000	144,982
3.250%, 4/15/23	1,083,000	995,584
Family Dollar Stores, Inc.
5.000%, 2/1/21	$255,000	$262,720
Kohl’s Corp.
6.250%, 12/15/17	703,000	803,609
4.750%, 12/15/23	800,000	811,546
Macy’s Retail Holdings, Inc.
5.900%, 12/1/16	1,093,000	1,229,625
3.875%, 1/15/22	400,000	398,000
4.375%, 9/1/23	510,000	517,650
Nordstrom, Inc.
6.250%, 1/15/18	277,000	318,206
4.750%, 5/1/20	584,000	638,707
4.000%, 10/15/21	600,000	622,941
Target Corp.
5.875%, 7/15/16	1,000,000	1,126,186
6.000%, 1/15/18	1,394,000	1,612,847
3.875%, 7/15/20	1,000,000	1,055,349

		11,604,538

Specialty Retail (0.2%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	161,126
AutoZone, Inc.
5.750%, 1/15/15	173,000	182,296
4.000%, 11/15/20	1,911,000	1,972,760
3.700%, 4/15/22	350,000	337,998
Gap, Inc.
5.950%, 4/12/21	1,094,000	1,204,487
Home Depot, Inc.
5.400%, 3/1/16	3,557,000	3,910,479
2.250%, 9/10/18	742,000	752,398
4.400%, 4/1/21	83,000	89,627
2.700%, 4/1/23	800,000	738,102
Lowe’s Cos., Inc.
5.000%, 10/15/15	500,000	537,968
2.125%, 4/15/16	1,083,000	1,113,356
5.400%, 10/15/16	94,000	105,173
1.625%, 4/15/17	250,000	252,409
4.625%, 4/15/20	977,000	1,070,969
3.120%, 4/15/22	750,000	729,464
3.875%, 9/15/23	1,000,000	1,004,338
O’Reilly Automotive, Inc.
4.875%, 1/14/21	240,000	249,986
4.625%, 9/15/21	300,000	308,790
3.800%, 9/1/22	300,000	287,466
3.850%, 6/15/23	250,000	239,188
Staples, Inc.
2.750%, 1/12/18	1,000,000	1,009,653
4.375%, 1/12/23	55,000	52,699
TJX Cos., Inc.
4.200%, 8/15/15	200,000	210,843
6.950%, 4/15/19	385,000	461,456
2.500%, 5/15/23	405,000	364,780

		17,347,811

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	437,000	452,639
6.125%, 12/1/17	55,000	61,577
NIKE, Inc.
2.250%, 5/1/23	405,000	363,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Ralph Lauren Corp.
2.125%, 9/26/18	$300,000	$299,055

		1,177,054

Total Consumer Discretionary		143,011,214

Consumer Staples (2.4%)
Beverages (0.8%)
Anheuser-Busch Cos. LLC
5.050%, 10/15/16	1,000,000	1,107,501
5.000%, 3/1/19	62,000	69,278
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 1/15/15	975,000	1,011,704
0.800%, 7/15/15	1,138,000	1,141,082
0.800%, 1/15/16	2,000,000	2,000,734
2.875%, 2/15/16	138,000	143,935
1.375%, 7/15/17	1,383,000	1,377,778
1.250%, 1/17/18	500,000	488,680
7.750%, 1/15/19	3,166,000	3,946,296
5.375%, 1/15/20	2,002,000	2,288,975
4.375%, 2/15/21	1,158,000	1,239,757
2.500%, 7/15/22	1,166,000	1,080,295
2.625%, 1/17/23	2,267,000	2,081,578
Beam, Inc.
5.375%, 1/15/16	45,000	48,623
1.750%, 6/15/18	500,000	485,503
3.250%, 5/15/22	250,000	237,149
3.250%, 6/15/23	500,000	467,913
Bottling Group LLC
5.125%, 1/15/19	846,000	959,979
Brown-Forman Corp.
2.500%, 1/15/16	305,000	314,934
1.000%, 1/15/18	500,000	481,204
Coca-Cola Co.
0.750%, 3/13/15	605,000	607,092
1.500%, 11/15/15	711,000	724,948
1.800%, 9/1/16	1,717,000	1,760,130
0.750%, 11/1/16	667,000	663,500
1.650%, 3/14/18	1,800,000	1,791,893
1.150%, 4/1/18	500,000	487,066
2.450%, 11/1/20	1,000,000	970,918
3.150%, 11/15/20	2,312,000	2,342,683
3.300%, 9/1/21	1,000,000	1,004,236
2.500%, 4/1/23	1,000,000	916,702
3.200%, 11/1/23	2,500,000	2,402,712
Coca-Cola Enterprises, Inc.
2.125%, 9/15/15	1,000,000	1,018,956
2.000%, 8/19/16	250,000	254,665
3.500%, 9/15/20	150,000	150,843
3.250%, 8/19/21	250,000	241,621
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18	1,300,000	1,289,040
Diageo Capital plc
0.625%, 4/29/16	2,000,000	1,985,786
5.500%, 9/30/16	187,000	209,082
5.750%, 10/23/17	1,611,000	1,836,163
1.125%, 4/29/18	1,138,000	1,099,369
2.625%, 4/29/23	1,500,000	1,370,414
Diageo Finance B.V.
3.250%, 1/15/15	83,000	85,585
5.300%, 10/28/15	1,004,000	1,087,337
Diageo Investment Corp.
2.875%, 5/11/22	$1,000,000	$951,089
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	1,794,000	1,861,689
2.600%, 1/15/19	255,000	257,110
3.200%, 11/15/21	255,000	245,746
Fomento Economico Mexicano S.A.B. de C.V.
2.875%, 5/10/23	150,000	131,445
Molson Coors Brewing Co.
3.500%, 5/1/22	500,000	489,681
PepsiAmericas, Inc.
4.875%, 1/15/15	700,000	732,577
PepsiCo, Inc.
3.100%, 1/15/15	1,000,000	1,027,580
0.750%, 3/5/15	1,000,000	1,003,877
0.700%, 8/13/15	555,000	555,927
0.700%, 2/26/16	1,083,000	1,080,338
2.500%, 5/10/16	166,000	172,126
1.250%, 8/13/17	1,833,000	1,812,190
5.000%, 6/1/18	156,000	175,297
7.900%, 11/1/18	1,185,000	1,486,448
2.250%, 1/7/19	1,000,000	1,001,113
4.500%, 1/15/20	2,611,000	2,842,682
3.125%, 11/1/20	250,000	249,843
2.750%, 3/5/22	1,750,000	1,654,632
2.750%, 3/1/23	1,000,000	924,497

		63,929,526

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	1,685,000	1,897,889
1.125%, 12/15/17	1,000,000	979,399
1.700%, 12/15/19	1,000,000	961,053
CVS Caremark Corp.
3.250%, 5/18/15	1,892,000	1,955,264
6.125%, 8/15/16	346,000	388,263
5.750%, 6/1/17	1,456,000	1,657,297
2.250%, 12/5/18	694,000	694,016
4.750%, 5/18/20	304,000	329,572
2.750%, 12/1/22	2,000,000	1,849,047
Delhaize Group S.A.
4.125%, 4/10/19	305,000	313,994
Kroger Co.
3.900%, 10/1/15	639,000	671,214
6.400%, 8/15/17	55,000	62,548
6.150%, 1/15/20	1,557,000	1,774,397
3.400%, 4/15/22	350,000	336,191
3.850%, 8/1/23	1,250,000	1,232,575
Safeway, Inc.
6.350%, 8/15/17	319,000	357,187
5.000%, 8/15/19	501,000	530,228
3.950%, 8/15/20	1,151,000	1,150,642
Sysco Corp.
5.250%, 2/12/18	1,139,000	1,273,236
Walgreen Co.
1.000%, 3/13/15	318,000	319,097
1.800%, 9/15/17	755,000	760,472
5.250%, 1/15/19	583,000	654,740
3.100%, 9/15/22	1,169,000	1,100,109
Wal-Mart Stores, Inc.
2.875%, 4/1/15	276,000	284,755
2.250%, 7/8/15	1,500,000	1,543,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
0.600%, 4/11/16	$1,000,000	$998,765
2.800%, 4/15/16	3,000,000	3,141,159
5.800%, 2/15/18	484,000	556,718
1.125%, 4/11/18	1,500,000	1,464,340
4.125%, 2/1/19	1,750,000	1,899,766
3.625%, 7/8/20	187,000	196,576
3.250%, 10/25/20	2,936,000	2,998,322
2.550%, 4/11/23	1,583,000	1,452,795

		35,784,690

Food Products (0.6%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,300,000	1,470,703
4.479%, 3/1/21	138,000	144,830
Bunge Ltd. Finance Corp.
5.100%, 7/15/15	488,000	516,654
4.100%, 3/15/16	250,000	263,270
8.500%, 6/15/19	565,000	696,663
Campbell Soup Co.
3.050%, 7/15/17	269,000	280,895
4.500%, 2/15/19	521,000	568,504
4.250%, 4/15/21	55,000	55,885
2.500%, 8/2/22	363,000	318,919
ConAgra Foods, Inc.
1.350%, 9/10/15	150,000	151,078
1.300%, 1/25/16	1,000,000	1,004,427
1.900%, 1/25/18	1,375,000	1,351,651
2.100%, 3/15/18	250,000	246,840
7.000%, 4/15/19	1,083,000	1,285,546
3.200%, 1/25/23	2,239,000	2,069,674
General Mills, Inc.
5.200%, 3/17/15	555,000	584,957
5.700%, 2/15/17	2,500,000	2,805,490
5.650%, 2/15/19	1,113,000	1,288,490
3.150%, 12/15/21	2,000,000	1,949,308
Hershey Co.
4.850%, 8/15/15	452,000	481,564
1.500%, 11/1/16	244,000	246,952
4.125%, 12/1/20	500,000	533,237
2.625%, 5/1/23	250,000	229,322
Hillshire Brands Co.
2.750%, 9/15/15	1,267,000	1,301,989
Hormel Foods Corp.
4.125%, 4/15/21	305,000	314,074
Ingredion, Inc.
3.200%, 11/1/15	324,000	335,197
1.800%, 9/25/17	250,000	243,945
4.625%, 11/1/20	269,000	280,487
J.M. Smucker Co.
3.500%, 10/15/21	683,000	679,073
Kellogg Co.
4.450%, 5/30/16	575,000	620,185
3.250%, 5/21/18	290,000	303,214
4.150%, 11/15/19	500,000	539,453
4.000%, 12/15/20	811,000	841,620
3.125%, 5/17/22	500,000	474,168
2.750%, 3/1/23	1,000,000	901,922
Kraft Foods Group, Inc.
1.625%, 6/4/15	1,000,000	1,012,941
2.250%, 6/5/17	1,000,000	1,018,389
6.125%, 8/23/18	1,138,000	1,325,448
5.375%, 2/10/20	1,163,000	1,307,225
3.500%, 6/6/22	1,611,000	1,576,143
McCormick & Co., Inc.
3.900%, 7/15/21	$205,000	$209,265
3.500%, 9/1/23	357,000	350,332
Mead Johnson Nutrition Co.
4.900%, 11/1/19	759,000	828,046
Mondelez International, Inc.
4.125%, 2/9/16	3,042,000	3,231,592
6.125%, 2/1/18	1,866,000	2,154,662
5.375%, 2/10/20	3,533,000	4,010,799
Tyson Foods, Inc.
4.500%, 6/15/22	1,263,000	1,288,260
Unilever Capital Corp.
2.750%, 2/10/16	700,000	729,647
0.850%, 8/2/17	1,500,000	1,457,507
4.800%, 2/15/19	1,296,000	1,447,351
2.200%, 3/6/19	500,000	496,943
4.250%, 2/10/21	350,000	373,789

		48,198,525

Household Products (0.2%)
Church & Dwight Co., Inc.
3.350%, 12/15/15	150,000	156,528
Clorox Co.
3.550%, 11/1/15	380,000	398,140
3.800%, 11/15/21	500,000	498,425
3.050%, 9/15/22	610,000	569,787
Colgate-Palmolive Co.
3.150%, 8/5/15	1,208,000	1,258,045
1.500%, 11/1/18	500,000	487,818
2.300%, 5/3/22	1,000,000	916,415
2.100%, 5/1/23	1,000,000	882,729
Energizer Holdings, Inc.
4.700%, 5/19/21	583,000	588,582
Kimberly-Clark Corp.
4.875%, 8/15/15	375,000	399,678
6.125%, 8/1/17	1,791,000	2,066,977
7.500%, 11/1/18	755,000	937,635
3.875%, 3/1/21	55,000	57,177
Procter & Gamble Co.
3.500%, 2/15/15	166,000	171,791
1.800%, 11/15/15	1,000,000	1,021,611
4.850%, 12/15/15	881,000	952,487
1.600%, 11/15/18	900,000	882,157
4.700%, 2/15/19	2,376,000	2,666,455
3.100%, 8/15/23	2,500,000	2,416,468

		17,328,905

Personal Products (0.0%)
Avon Products, Inc.
2.375%, 3/15/16	75,000	76,005
6.500%, 3/1/19	1,000,000	1,103,786
4.600%, 3/15/20	360,000	361,267
5.000%, 3/15/23	111,000	108,536

		1,649,594

Tobacco (0.3%)
Altria Group, Inc.
4.125%, 9/11/15	1,666,000	1,759,370
9.700%, 11/10/18	867,000	1,143,271
9.250%, 8/6/19	2,437,000	3,199,091
4.750%, 5/5/21	861,000	926,280
2.850%, 8/9/22	1,611,000	1,479,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
2.950%, 5/2/23	$156,000	$141,835
Lorillard Tobacco Co.
3.500%, 8/4/16	355,000	373,132
8.125%, 6/23/19	498,000	606,507
6.875%, 5/1/20	1,221,000	1,405,305
3.750%, 5/20/23	500,000	454,195
Philip Morris International, Inc.
2.500%, 5/16/16	600,000	622,334
1.625%, 3/20/17	250,000	250,626
1.125%, 8/21/17	1,000,000	979,331
5.650%, 5/16/18	2,510,000	2,887,677
1.875%, 1/15/19	500,000	489,080
4.500%, 3/26/20	1,000,000	1,076,587
4.125%, 5/17/21	300,000	312,171
2.500%, 8/22/22	1,000,000	912,017
2.625%, 3/6/23	1,083,000	981,854
3.600%, 11/15/23	600,000	580,041
Reynolds American, Inc.
1.050%, 10/30/15	100,000	100,144
6.750%, 6/15/17	900,000	1,035,378
3.250%, 11/1/22	649,000	592,671
4.850%, 9/15/23	1,500,000	1,543,290

		23,852,141

Total Consumer Staples		190,743,381

Energy (3.1%)
Energy Equipment & Services (0.3%)
Baker Hughes, Inc.
3.200%, 8/15/21	1,000,000	997,478
BJ Services Co.
6.000%, 6/1/18	200,000	228,411
Cameron International Corp.
1.150%, 12/15/16	468,000	466,875
6.375%, 7/15/18	255,000	296,700
4.500%, 6/1/21	350,000	366,153
4.000%, 12/15/23	750,000	742,246
Diamond Offshore Drilling, Inc.
4.875%, 7/1/15	500,000	531,431
5.875%, 5/1/19	841,000	976,952
Ensco plc
3.250%, 3/15/16	412,000	431,355
4.700%, 3/15/21	2,166,000	2,293,540
FMC Technologies, Inc.
2.000%, 10/1/17	250,000	246,837
3.450%, 10/1/22	400,000	369,786
Halliburton Co.
2.000%, 8/1/18	250,000	248,339
6.150%, 9/15/19	1,678,000	1,987,323
3.250%, 11/15/21	305,000	301,172
3.500%, 8/1/23	700,000	682,351
Nabors Industries, Inc.
2.350%, 9/15/16§	500,000	504,246
6.150%, 2/15/18	800,000	900,035
9.250%, 1/15/19	1,166,000	1,432,891
5.000%, 9/15/20	700,000	730,895
4.625%, 9/15/21	156,000	156,720
National Oilwell Varco, Inc.
1.350%, 12/1/17	500,000	493,260
2.600%, 12/1/22	687,000	633,269
Pride International, Inc.
8.500%, 6/15/19	125,000	158,255
Rowan Cos., Inc.
7.875%, 8/1/19	$316,000	$382,632
4.875%, 6/1/22	47,000	47,964
Transocean, Inc.
4.950%, 11/15/15	2,385,000	2,558,592
2.500%, 10/15/17	156,000	157,115
6.000%, 3/15/18	600,000	679,648
6.500%, 11/15/20	1,122,000	1,286,250
6.375%, 12/15/21	83,000	93,874
3.800%, 10/15/22	1,055,000	1,005,727
Weatherford International Ltd.
5.500%, 2/15/16	597,000	650,986
6.000%, 3/15/18	319,000	361,890
9.625%, 3/1/19	1,470,000	1,895,422
5.125%, 9/15/20	1,000,000	1,073,601
4.500%, 4/15/22	250,000	251,782

		26,622,003

Oil, Gas & Consumable Fuels (2.8%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	1,584,000	1,762,424
6.375%, 9/15/17	1,500,000	1,723,064
8.700%, 3/15/19	927,000	1,175,134
Apache Corp.
5.625%, 1/15/17	778,000	875,397
1.750%, 4/15/17	500,000	505,581
3.625%, 2/1/21	1,000,000	1,034,050
3.250%, 4/15/22	362,000	358,978
BP Capital Markets plc
3.875%, 3/10/15	6,069,000	6,316,104
3.125%, 10/1/15	588,000	614,927
0.700%, 11/6/15	750,000	751,860
3.200%, 3/11/16	1,250,000	1,316,942
1.375%, 11/6/17	750,000	743,349
1.375%, 5/10/18	2,419,000	2,341,628
2.241%, 9/26/18	1,500,000	1,491,146
4.750%, 3/10/19	1,121,000	1,245,897
4.500%, 10/1/20	1,436,000	1,559,256
4.742%, 3/11/21	1,000,000	1,094,371
3.245%, 5/6/22	1,375,000	1,338,644
2.750%, 5/10/23	1,000,000	919,013
Buckeye Partners LP
5.500%, 8/15/19	445,000	484,924
4.875%, 2/1/21	1,331,000	1,363,756
Canadian Natural Resources Ltd.
5.700%, 5/15/17	2,006,000	2,268,990
5.900%, 2/1/18	55,000	62,239
Cenovus Energy, Inc.
5.700%, 10/15/19	1,606,000	1,817,694
3.800%, 9/15/23	500,000	489,662
Chevron Corp.
0.889%, 6/24/16	1,000,000	1,000,975
1.104%, 12/5/17	1,500,000	1,475,063
1.718%, 6/24/18	2,000,000	1,992,548
4.950%, 3/3/19	1,346,000	1,521,798
2.427%, 6/24/20	2,138,000	2,102,579
2.355%, 12/5/22	1,666,000	1,520,146
3.191%, 6/24/23	1,291,000	1,248,335
CNOOC Finance 2013 Ltd.
1.125%, 5/9/16	231,000	229,341
1.750%, 5/9/18	254,000	246,364
3.000%, 5/9/23	2,450,000	2,172,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
ConocoPhillips Co.
1.050%, 12/15/17	$1,750,000	$1,717,634
5.750%, 2/1/19	2,166,000	2,524,522
6.000%, 1/15/20	1,000,000	1,184,915
2.400%, 12/15/22	1,739,000	1,590,354
Devon Energy Corp.
2.400%, 7/15/16	555,000	573,414
1.200%, 12/15/16	156,000	156,090
2.250%, 12/15/18	250,000	249,304
6.300%, 1/15/19	1,000,000	1,158,043
4.000%, 7/15/21	770,000	783,928
3.250%, 5/15/22	750,000	714,915
Ecopetrol S.A.
4.250%, 9/18/18	1,000,000	1,055,000
7.625%, 7/23/19	1,747,000	2,070,195
El Paso Natural Gas Co. LLC
5.950%, 4/15/17	500,000	556,537
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	375,000	431,484
Enbridge Energy Partners LP
9.875%, 3/1/19	411,000	533,177
5.200%, 3/15/20	1,081,000	1,166,099
4.200%, 9/15/21	500,000	506,073
Enbridge, Inc.
4.900%, 3/1/15	500,000	522,603
5.600%, 4/1/17	111,000	123,078
EnCana Corp.
5.900%, 12/1/17	1,624,000	1,839,990
6.500%, 5/15/19	573,000	664,538
Energy Transfer Partners LP
6.700%, 7/1/18	844,000	980,842
9.700%, 3/15/19	346,000	448,810
9.000%, 4/15/19	866,000	1,097,205
4.150%, 10/1/20	800,000	810,259
4.650%, 6/1/21	250,000	257,772
5.200%, 2/1/22	1,000,000	1,059,737
3.600%, 2/1/23	1,083,000	1,010,483
Enterprise Products Operating LLC
5.000%, 3/1/15	1,000,000	1,049,580
1.250%, 8/13/15	1,505,000	1,516,218
3.200%, 2/1/16	2,000,000	2,093,653
6.300%, 9/15/17	55,000	63,442
6.650%, 4/15/18	2,000,000	2,360,170
5.250%, 1/31/20	111,000	123,619
5.200%, 9/1/20	1,500,000	1,685,031
4.050%, 2/15/22	500,000	507,135
3.350%, 3/15/23	1,267,000	1,199,778
EOG Resources, Inc.
2.950%, 6/1/15	1,888,000	1,954,457
5.625%, 6/1/19	1,005,000	1,171,570
4.100%, 2/1/21	1,625,000	1,720,640
EQT Corp.
6.500%, 4/1/18	500,000	567,133
8.125%, 6/1/19	982,000	1,194,132
4.875%, 11/15/21	156,000	160,808
Gulf South Pipeline Co. LP
4.000%, 6/15/22	750,000	735,992
Hess Corp.
8.125%, 2/15/19	1,073,000	1,335,743
Husky Energy, Inc.
7.250%, 12/15/19	228,000	280,914
3.950%, 4/15/22	2,000,000	1,978,251
Kinder Morgan Energy Partners LP
5.625%, 2/15/15	$1,190,000	$1,255,000
6.000%, 2/1/17	618,000	696,444
2.650%, 2/1/19	500,000	497,138
9.000%, 2/1/19	748,000	956,148
6.850%, 2/15/20	1,061,000	1,259,365
5.300%, 9/15/20	135,000	148,438
5.800%, 3/1/21	1,000,000	1,115,552
4.150%, 3/1/22	500,000	499,625
3.950%, 9/1/22	750,000	731,814
3.450%, 2/15/23	500,000	465,563
Magellan Midstream Partners LP
6.550%, 7/15/19	242,000	280,337
4.250%, 2/1/21	579,000	598,602
Marathon Oil Corp.
0.900%, 11/1/15	950,000	950,985
6.000%, 10/1/17	500,000	567,998
5.900%, 3/15/18	228,000	262,234
2.800%, 11/1/22	763,000	705,199
Marathon Petroleum Corp.
3.500%, 3/1/16	1,775,000	1,868,172
5.125%, 3/1/21	346,000	377,147
Murphy Oil Corp.
3.700%, 12/1/22	1,125,000	1,040,404
Nexen Energy ULC
6.200%, 7/30/19	500,000	577,185
Noble Energy, Inc.
8.250%, 3/1/19	909,000	1,119,277
4.150%, 12/15/21	156,000	159,462
Noble Holding International Ltd.
3.450%, 8/1/15	500,000	518,230
3.050%, 3/1/16	55,000	56,703
2.500%, 3/15/17	400,000	402,133
4.900%, 8/1/20	588,000	623,578
4.625%, 3/1/21	1,125,000	1,152,224
Occidental Petroleum Corp.
2.500%, 2/1/16	355,000	367,957
4.125%, 6/1/16	806,000	867,976
1.750%, 2/15/17	400,000	404,550
1.500%, 2/15/18	500,000	490,971
4.100%, 2/1/21	1,861,000	1,969,255
3.125%, 2/15/22	1,500,000	1,467,235
2.700%, 2/15/23	1,156,000	1,067,826
ONEOK Partners LP
3.250%, 2/1/16	255,000	265,643
3.200%, 9/15/18	1,500,000	1,539,635
8.625%, 3/1/19	1,557,000	1,951,402
3.375%, 10/1/22	83,000	77,997
5.000%, 9/15/23	1,000,000	1,023,933
Petrobras Global Finance B.V.
2.000%, 5/20/16	444,000	439,595
3.000%, 1/15/19	2,000,000	1,863,698
4.375%, 5/20/23	2,666,000	2,356,675
Petrobras International Finance Co.
3.875%, 1/27/16	3,294,000	3,384,228
6.125%, 10/6/16	846,000	914,834
3.500%, 2/6/17	1,138,000	1,144,480
5.875%, 3/1/18	346,000	367,364
7.875%, 3/15/19	2,127,000	2,412,688
5.750%, 1/20/20	5,443,000	5,599,214
5.375%, 1/27/21	3,857,000	3,804,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Petrohawk Energy Corp.
6.250%, 6/1/19	$1,138,000	$1,244,760
Petroleos Mexicanos
4.875%, 3/15/15	3,138,000	3,282,348
3.500%, 7/18/18	1,000,000	1,027,500
8.000%, 5/3/19	1,721,000	2,086,712
6.000%, 3/5/20	3,099,000	3,432,143
4.875%, 1/24/22	1,500,000	1,537,500
3.500%, 1/30/23	2,280,000	2,086,200
Phillips 66
2.950%, 5/1/17	1,794,000	1,866,258
4.300%, 4/1/22	2,138,000	2,177,173
Pioneer Natural Resources Co.
6.650%, 3/15/17	1,500,000	1,715,369
7.500%, 1/15/20	138,000	167,513
Plains All American Pipeline LP/Plains All American Finance Corp.
3.950%, 9/15/15	1,055,000	1,109,425
6.500%, 5/1/18	477,000	556,970
8.750%, 5/1/19	359,000	460,070
5.000%, 2/1/21	1,000,000	1,095,421
Plains Exploration & Production Co.
6.500%, 11/15/20	138,000	152,490
Southwestern Energy Co.
4.100%, 3/15/22	1,600,000	1,591,354
Spectra Energy Capital LLC
6.200%, 4/15/18	984,000	1,112,964
8.000%, 10/1/19	345,000	408,457
3.300%, 3/15/23	500,000	440,417
Spectra Energy Partners LP
2.950%, 9/25/18	1,400,000	1,418,899
Statoil ASA
3.125%, 8/17/17	1,062,000	1,120,112
1.150%, 5/15/18	1,500,000	1,450,707
5.250%, 4/15/19	1,294,000	1,478,373
2.900%, 11/8/20	1,050,000	1,043,588
3.150%, 1/23/22	1,000,000	978,765
2.450%, 1/17/23	500,000	453,120
Suncor Energy, Inc.
6.100%, 6/1/18	1,791,000	2,067,526
Sunoco Logistics Partners Operations LP
3.450%, 1/15/23	750,000	690,249
Talisman Energy, Inc.
7.750%, 6/1/19	1,345,000	1,614,487
Tennessee Gas Pipeline Co. LLC
7.500%, 4/1/17	55,000	64,427
Total Capital Canada Ltd.
1.450%, 1/15/18	1,083,000	1,068,471
2.750%, 7/15/23	1,000,000	920,597
Total Capital International S.A.
0.750%, 1/25/16	1,000,000	998,121
1.000%, 8/12/16	1,000,000	997,328
1.550%, 6/28/17	1,000,000	1,001,176
2.875%, 2/17/22	138,000	131,912
2.700%, 1/25/23	1,187,000	1,096,183
Total Capital S.A.
3.000%, 6/24/15	500,000	517,926
3.125%, 10/2/15	788,000	820,875
2.300%, 3/15/16	2,500,000	2,575,944
2.125%, 8/10/18	1,000,000	1,002,442
4.450%, 6/24/20	736,000	801,174
4.125%, 1/28/21	1,055,000	1,116,039
4.250%, 12/15/21	500,000	527,108
TransCanada PipeLines Ltd.
0.875%, 3/2/15	$350,000	$350,736
3.400%, 6/1/15	1,611,000	1,673,477
0.750%, 1/15/16	500,000	497,950
7.125%, 1/15/19	1,248,000	1,498,994
3.800%, 10/1/20	1,298,000	1,334,067
2.500%, 8/1/22	805,000	732,084
6.350%, 5/15/67 (l)	1,282,000	1,320,460
Transcontinental Gas Pipe Line Co. LLC
6.050%, 6/15/18	55,000	63,400
Valero Energy Corp.
4.500%, 2/1/15	121,000	125,877
6.125%, 6/15/17	500,000	572,126
9.375%, 3/15/19	465,000	596,546
6.125%, 2/1/20	1,154,000	1,311,950
Western Gas Partners LP
4.000%, 7/1/22	500,000	480,884
Williams Cos., Inc.
3.700%, 1/15/23	500,000	434,559
Williams Partners LP
3.800%, 2/15/15	474,000	489,631
5.250%, 3/15/20	1,640,000	1,789,170
4.125%, 11/15/20	250,000	256,290
4.000%, 11/15/21	750,000	736,739
3.350%, 8/15/22	1,111,000	1,026,365
4.500%, 11/15/23	1,000,000	985,766
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	380,291
XTO Energy, Inc.
6.250%, 8/1/17	1,083,000	1,257,467

		218,738,209

Total Energy		245,360,212

Financials (13.3%)
Capital Markets (2.3%)
Ameriprise Financial, Inc.
5.650%, 11/15/15	28,000	30,412
7.300%, 6/28/19	1,611,000	1,972,771
5.300%, 3/15/20	156,000	175,669
Ares Capital Corp.
4.875%, 11/30/18	500,000	513,074
Bank of New York Mellon Corp.
1.200%, 2/20/15	2,827,000	2,848,139
2.950%, 6/18/15	2,000,000	2,068,120
0.700%, 10/23/15	1,094,000	1,090,910
2.500%, 1/15/16	166,000	171,202
0.700%, 3/4/16	1,000,000	994,576
1.300%, 1/25/18	250,000	245,336
4.150%, 2/1/21	2,098,000	2,236,238
3.550%, 9/23/21	705,000	714,270
BlackRock, Inc.
1.375%, 6/1/15	1,000,000	1,011,093
5.000%, 12/10/19	1,384,000	1,564,425
3.375%, 6/1/22	500,000	493,674
Charles Schwab Corp.
4.450%, 7/22/20	805,000	871,247
3.225%, 9/1/22	1,152,000	1,107,001
Credit Suisse AG/New York
3.500%, 3/23/15	4,050,000	4,196,296
5.300%, 8/13/19	1,346,000	1,511,095
5.400%, 1/14/20	1,000,000	1,111,074
4.375%, 8/5/20	2,600,000	2,804,679

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Credit Suisse FB USA, Inc.
4.875%, 1/15/15	$300,000	$313,674
5.125%, 8/15/15	932,000	998,321
Credit Suisse USA, Inc.
5.375%, 3/2/16	166,000	181,979
5.850%, 8/16/16	1,318,000	1,482,500
Deutsche Bank AG
4.296%, 5/24/28 (l)	1,700,000	1,547,000
Deutsche Bank AG/London
3.450%, 3/30/15	1,457,000	1,506,883
3.250%, 1/11/16	2,000,000	2,091,238
6.000%, 9/1/17	1,872,000	2,139,294
Deutsche Bank Financial LLC
5.375%, 3/2/15	562,000	587,035
Eaton Vance Corp.
6.500%, 10/2/17	33,000	37,335
3.625%, 6/15/23	500,000	480,231
Franklin Resources, Inc.
3.125%, 5/20/15	1,155,000	1,191,539
Goldman Sachs Group, Inc.
5.125%, 1/15/15	2,188,000	2,286,141
3.300%, 5/3/15	138,000	142,390
3.700%, 8/1/15	3,166,000	3,299,695
1.600%, 11/23/15	5,000,000	5,053,093
5.350%, 1/15/16	2,494,000	2,697,209
3.625%, 2/7/16	3,000,000	3,149,567
5.750%, 10/1/16	375,000	417,854
5.625%, 1/15/17	2,364,000	2,602,165
6.250%, 9/1/17	2,219,000	2,540,957
5.950%, 1/18/18	6,451,000	7,339,727
2.375%, 1/22/18	638,000	640,368
6.150%, 4/1/18	1,021,000	1,172,919
2.900%, 7/19/18	3,000,000	3,064,272
7.500%, 2/15/19	2,999,000	3,665,073
5.375%, 3/15/20	3,415,000	3,800,798
6.000%, 6/15/20	1,428,000	1,638,015
5.250%, 7/27/21	1,726,000	1,890,390
5.750%, 1/24/22	4,221,000	4,758,544
3.625%, 1/22/23	2,177,000	2,105,891
Jefferies Group LLC
3.875%, 11/9/15	1,250,000	1,303,291
5.125%, 4/13/18	346,000	372,305
8.500%, 7/15/19	1,446,000	1,749,645
5.125%, 1/20/23	117,000	118,139
Lazard Group LLC
4.250%, 11/14/20	1,000,000	999,200
Legg Mason, Inc.
5.500%, 5/21/19	500,000	547,439
Mellon Funding Corp.
5.500%, 11/15/18	1,000,000	1,138,137
Merrill Lynch & Co., Inc.
5.300%, 9/30/15	1,000,000	1,069,562
6.050%, 5/16/16	2,807,000	3,088,710
5.700%, 5/2/17	2,221,000	2,463,267
6.400%, 8/28/17	2,147,000	2,466,902
6.875%, 4/25/18	3,953,000	4,668,858
6.875%, 11/15/18	130,000	155,031
Morgan Stanley
4.100%, 1/26/15	4,138,000	4,278,916
6.000%, 4/28/15	2,666,000	2,838,883
4.000%, 7/24/15	1,500,000	1,570,123
5.375%, 10/15/15	2,522,000	2,716,182
1.750%, 2/25/16	$308,000	$311,955
3.800%, 4/29/16	150,000	158,701
5.750%, 10/18/16	1,276,000	1,422,585
4.750%, 3/22/17	656,000	715,973
5.550%, 4/27/17	7,026,000	7,851,915
6.625%, 4/1/18	2,848,000	3,325,954
2.125%, 4/25/18	4,504,000	4,472,679
7.300%, 5/13/19	2,383,000	2,896,091
5.625%, 9/23/19	2,039,000	2,321,450
5.500%, 1/26/20	138,000	155,042
5.500%, 7/24/20	1,522,000	1,704,992
5.750%, 1/25/21	3,978,000	4,500,686
5.500%, 7/28/21	2,076,000	2,323,587
4.875%, 11/1/22	312,000	320,928
3.750%, 2/25/23	3,260,000	3,173,984
4.100%, 5/22/23	1,888,000	1,828,983
Nomura Holdings, Inc.
5.000%, 3/4/15	886,000	924,711
4.125%, 1/19/16	3,055,000	3,216,226
2.000%, 9/13/16	55,000	55,344
6.700%, 3/4/20	892,000	1,009,511
Northern Trust Corp.
3.450%, 11/4/20	783,000	803,422
3.375%, 8/23/21	375,000	379,414
2.375%, 8/2/22	500,000	460,229
Raymond James Financial, Inc.
4.250%, 4/15/16	250,000	265,697
8.600%, 8/15/19	394,000	495,802
TD Ameritrade Holding Corp.
5.600%, 12/1/19	55,000	63,246
UBS AG/Connecticut
3.875%, 1/15/15	3,250,000	3,373,272
5.875%, 7/15/16	888,000	982,792
5.875%, 12/20/17	2,275,000	2,604,089
5.750%, 4/25/18	839,000	961,089
4.875%, 8/4/20	1,714,000	1,902,085

		179,080,422

Commercial Banks (4.3%)
American Express Bank FSB
6.000%, 9/13/17	500,000	575,282
Associated Banc-Corp
5.125%, 3/28/16	500,000	535,088
Australia & New Zealand Banking Group Ltd./New York
0.900%, 2/12/16	1,000,000	996,456
1.875%, 10/6/17	500,000	499,875
1.450%, 5/15/18	750,000	735,005
Banco do Brasil S.A./Cayman Islands
3.875%, 10/10/22	1,500,000	1,305,000
Bancolombia S.A.
4.250%, 1/12/16	700,000	726,250
5.950%, 6/3/21	500,000	518,750
Bank of Montreal
1.300%, 7/15/16	1,500,000	1,506,137
2.500%, 1/11/17	1,000,000	1,028,007
1.400%, 9/11/17	1,611,000	1,596,427
1.450%, 4/9/18	1,000,000	972,658
2.550%, 11/6/22	1,166,000	1,069,707
Bank of Nova Scotia
1.850%, 1/12/15	500,000	506,902
3.400%, 1/22/15	1,643,000	1,692,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
2.050%, 10/7/15	$3,000,000	$3,067,418
0.950%, 3/15/16	600,000	600,504
2.900%, 3/29/16	1,381,000	1,441,002
1.375%, 7/15/16	2,000,000	2,016,441
1.100%, 12/13/16	800,000	801,689
1.450%, 4/25/18	1,083,000	1,056,774
4.375%, 1/13/21	1,083,000	1,169,159
Barclays Bank plc
2.750%, 2/23/15	194,000	198,454
3.900%, 4/7/15	2,150,000	2,235,191
5.000%, 9/22/16	2,000,000	2,198,598
5.125%, 1/8/20	1,200,000	1,335,693
5.140%, 10/14/20	2,169,000	2,311,195
BB&T Corp.
5.200%, 12/23/15	35,000	37,777
3.200%, 3/15/16	1,478,000	1,553,824
3.950%, 4/29/16	954,000	1,018,899
4.900%, 6/30/17	693,000	770,951
1.600%, 8/15/17	1,200,000	1,184,791
2.050%, 6/19/18	850,000	848,463
6.850%, 4/30/19	55,000	67,110
5.250%, 11/1/19	460,000	508,637
3.950%, 3/22/22	183,000	180,468
BBVA Senior Finance S.A.U.
4.664%, 10/9/15	1,350,000	1,423,051
BNP Paribas S.A.
3.250%, 3/11/15	4,776,000	4,912,447
2.375%, 9/14/17	1,000,000	1,018,404
2.700%, 8/20/18	2,000,000	2,032,845
5.000%, 1/15/21	2,413,000	2,652,979
3.250%, 3/3/23	583,000	556,602
Branch Banking & Trust Co.
1.450%, 10/3/16	1,000,000	1,013,408
2.300%, 10/15/18	1,000,000	996,900
Canadian Imperial Bank of Commerce
0.900%, 10/1/15	1,000,000	1,003,532
2.350%, 12/11/15	1,000,000	1,030,753
1.350%, 7/18/16	1,111,000	1,116,891
1.550%, 1/23/18	55,000	53,703
Capital One Bank USA N.A.
1.150%, 11/21/16	1,000,000	997,094
1.500%, 3/22/18	1,000,000	976,571
8.800%, 7/15/19	1,787,000	2,282,237
3.375%, 2/15/23	1,000,000	933,415
Comerica Bank
5.750%, 11/21/16	250,000	281,143
Comerica, Inc.
4.800%, 5/1/15	62,000	64,971
3.000%, 9/16/15	1,000,000	1,038,637
Commonwealth Bank of Australia/New York
1.950%, 3/16/15	997,000	1,014,050
1.250%, 9/18/15	1,250,000	1,262,295
1.900%, 9/18/17	1,250,000	1,250,256
2.500%, 9/20/18	1,000,000	1,008,276
Compass Bank
6.400%, 10/1/17	300,000	331,249
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
2.125%, 10/13/15	2,611,000	2,677,166
3.375%, 1/19/17	1,194,000	1,256,638
1.700%, 3/19/18	1,000,000	987,149
4.500%, 1/11/21	1,500,000	1,598,025
3.875%, 2/8/22	2,588,000	2,614,053
3.950%, 11/9/22	1,000,000	969,195
Corpbanca S.A.
3.125%, 1/15/18	500,000	476,250
Discover Bank/Delaware
7.000%, 4/15/20	1,000,000	1,165,000
4.200%, 8/8/23	550,000	543,839
Fifth Third Bancorp
3.625%, 1/25/16	1,861,000	1,956,893
5.450%, 1/15/17	55,000	60,447
4.500%, 6/1/18	1,000,000	1,069,979
4.300%, 1/16/24	700,000	686,146
Fifth Third Bank/Ohio
4.750%, 2/1/15	1,000,000	1,041,105
1.150%, 11/18/16	1,000,000	998,245
1.450%, 2/28/18	300,000	291,664
First Horizon National Corp.
5.375%, 12/15/15	1,111,000	1,191,893
First Niagara Financial Group, Inc.
7.250%, 12/15/21	500,000	579,551
Glitnir Banki HF
0.000%, 10/15/08(h)*§	4,650,000	1,395,000
HSBC Bank USA N.A.
4.875%, 8/24/20	1,000,000	1,080,345
HSBC Bank USA/New York
6.000%, 8/9/17	750,000	853,967
HSBC Holdings plc
5.100%, 4/5/21	2,611,000	2,892,283
4.875%, 1/14/22	638,000	688,813
4.000%, 3/30/22	1,500,000	1,530,365
Huntington Bancshares, Inc./Ohio
2.600%, 8/2/18	750,000	754,413
7.000%, 12/15/20	80,000	93,448
Huntington National Bank
1.300%, 11/20/16	515,000	515,043
Intesa Sanpaolo S.p.A.
3.125%, 1/15/16	1,200,000	1,224,213
3.875%, 1/16/18	1,505,000	1,528,534
3.875%, 1/15/19	2,400,000	2,364,644
KeyBank N.A./Ohio
1.100%, 11/25/16	269,000	268,034
1.650%, 2/1/18	2,000,000	1,955,001
KeyCorp
3.750%, 8/13/15	500,000	522,443
5.100%, 3/24/21	1,263,000	1,375,479
KfW
1.000%, 1/12/15	4,000,000	4,017,317
2.625%, 3/3/15	4,498,000	4,612,439
0.625%, 4/24/15	2,138,000	2,140,363
0.500%, 9/30/15	10,000,000	9,987,507
2.625%, 2/16/16	5,581,000	5,792,684
5.125%, 3/14/16	3,553,000	3,883,241
0.500%, 4/19/16	5,845,000	5,801,704
0.625%, 12/15/16	3,500,000	3,463,106
4.875%, 1/17/17	2,965,000	3,288,343
1.250%, 2/15/17	588,000	588,827
0.875%, 9/5/17	2,000,000	1,963,066
4.375%, 3/15/18	3,000,000	3,293,062
1.000%, 6/11/18	2,000,000	1,941,998
4.500%, 7/16/18	2,385,000	2,638,456
4.875%, 6/17/19	1,721,000	1,959,707
4.000%, 1/27/20	8,315,000	9,053,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
2.750%, 9/8/20	$2,212,000	$2,238,733
2.750%, 10/1/20	3,000,000	3,011,863
2.375%, 8/25/21	1,500,000	1,443,064
2.625%, 1/25/22	2,776,000	2,712,020
2.000%, 10/4/22	2,312,000	2,118,840
2.125%, 1/17/23	3,194,000	2,936,611
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	106,909
Landwirtschaftliche Rentenbank
3.125%, 7/15/15	2,000,000	2,081,262
2.500%, 2/15/16	2,221,000	2,307,651
2.125%, 7/15/16	187,000	193,182
5.125%, 2/1/17	2,005,000	2,254,330
0.875%, 9/12/17	1,000,000	984,570
2.375%, 9/13/17	1,000,000	1,038,093
1.000%, 4/4/18	3,250,000	3,172,198
1.375%, 10/23/19	804,000	763,580
Lloyds Bank plc
4.200%, 3/28/17	1,500,000	1,613,738
2.300%, 11/27/18	1,000,000	994,305
6.375%, 1/21/21	1,000,000	1,176,713
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	579,804
1.450%, 3/7/18	1,000,000	973,574
National Australia Bank Ltd./New York
2.000%, 3/9/15	1,000,000	1,016,996
1.600%, 8/7/15	700,000	710,638
1.300%, 7/25/16	500,000	502,752
2.750%, 3/9/17	1,800,000	1,873,512
2.300%, 7/25/18	1,250,000	1,258,447
3.000%, 1/20/23	1,350,000	1,257,168
National Bank of Canada
1.500%, 6/26/15	1,000,000	1,013,440
National City Corp.
4.900%, 1/15/15	520,000	544,425
Oesterreichische Kontrollbank AG
4.500%, 3/9/15	62,000	64,947
1.125%, 7/6/15	1,500,000	1,513,824
4.875%, 2/16/16	2,289,000	2,490,053
5.000%, 4/25/17	1,346,000	1,511,452
1.125%, 5/29/18	2,000,000	1,947,418
PNC Bank N.A.
4.875%, 9/21/17	1,000,000	1,103,000
2.950%, 1/30/23	250,000	229,496
3.800%, 7/25/23	1,000,000	966,956
PNC Financial Services Group, Inc.
2.854%, 11/9/22 (e)	2,000,000	1,860,823
PNC Funding Corp.
3.625%, 2/8/15	1,762,000	1,819,161
4.250%, 9/21/15	1,000,000	1,060,651
5.250%, 11/15/15	125,000	134,918
2.700%, 9/19/16	938,000	980,072
5.625%, 2/1/17	1,938,000	2,153,710
6.700%, 6/10/19	500,000	599,269
5.125%, 2/8/20	802,000	905,099
4.375%, 8/11/20	1,839,000	1,975,535
Regions Financial Corp.
5.750%, 6/15/15	1,000,000	1,056,875
2.000%, 5/15/18	583,000	569,154
Royal Bank of Canada
1.150%, 3/13/15	150,000	151,209
0.550%, 5/1/15	1,000,000	1,000,205
0.800%, 10/30/15	2,000,000	2,000,722
2.625%, 12/15/15	1,416,000	1,464,551
0.850%, 3/8/16	833,000	832,214
2.300%, 7/20/16	2,366,000	2,443,903
1.500%, 1/16/18	2,000,000	1,963,616
2.200%, 7/27/18	2,000,000	2,005,742
Royal Bank of Scotland Group plc
4.875%, 3/16/15	1,976,000	2,070,403
2.550%, 9/18/15	500,000	511,052
6.400%, 10/21/19	1,010,000	1,157,213
Royal Bank of Scotland plc
3.950%, 9/21/15	1,694,000	1,772,365
4.375%, 3/16/16	1,500,000	1,594,784
5.625%, 8/24/20	1,294,000	1,441,493
Santander Holdings USA, Inc./Pennsylvania
3.000%, 9/24/15	1,100,000	1,135,590
4.625%, 4/19/16	245,000	261,327
Societe Generale S.A.
2.750%, 10/12/17	750,000	770,254
2.625%, 10/1/18	1,000,000	1,005,201
Sumitomo Mitsui Banking Corp.
1.350%, 7/18/15	750,000	757,983
0.900%, 1/18/16	350,000	349,044
1.450%, 7/19/16	1,000,000	1,005,300
1.800%, 7/18/17	1,000,000	995,253
1.500%, 1/18/18	500,000	484,853
2.500%, 7/19/18	250,000	251,996
3.200%, 7/18/22	750,000	713,095
3.000%, 1/18/23	1,000,000	929,890
SunTrust Banks, Inc./Georgia
5.000%, 9/1/15	31,000	33,008
3.600%, 4/15/16	1,205,000	1,265,943
3.500%, 1/20/17	156,000	164,135
6.000%, 9/11/17	500,000	567,246
7.250%, 3/15/18	946,000	1,129,111
2.350%, 11/1/18	350,000	348,690
SVB Financial Group
5.375%, 9/15/20	160,000	176,199
Svenska Handelsbanken AB
3.125%, 7/12/16	1,250,000	1,309,660
1.625%, 3/21/18	1,000,000	978,828
2.500%, 1/25/19	3,000,000	3,022,825
Toronto-Dominion Bank
2.500%, 7/14/16	1,471,000	1,526,973
1.500%, 9/9/16	750,000	759,486
2.375%, 10/19/16	1,305,000	1,352,445
1.400%, 4/30/18	1,000,000	977,722
2.625%, 9/10/18	1,000,000	1,025,304
U.S. Bancorp/Minnesota
3.150%, 3/4/15	611,000	629,334
2.450%, 7/27/15	1,055,000	1,084,207
3.442%, 2/1/16	1,083,000	1,129,487
2.200%, 11/15/16	312,000	321,509
4.125%, 5/24/21	1,000,000	1,056,663
3.000%, 3/15/22	638,000	618,596
2.950%, 7/15/22	2,069,000	1,899,977
U.S. Bank N.A./Ohio
4.800%, 4/15/15	117,000	123,576
3.778%, 4/29/20 (l)	1,000,000	1,037,500
Union Bank N.A.
3.000%, 6/6/16	1,000,000	1,044,573
1.500%, 9/26/16	343,000	345,513
2.625%, 9/26/18	1,000,000	1,017,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
UnionBanCal Corp.
3.500%, 6/18/22	$2,111,000	$2,065,560
Wachovia Bank N.A.
6.000%, 11/15/17	500,000	578,903
Wachovia Corp.
5.625%, 10/15/16	1,447,000	1,626,625
5.750%, 6/15/17	422,000	482,785
5.750%, 2/1/18	4,012,000	4,629,045
Wells Fargo & Co.
3.625%, 4/15/15	4,111,000	4,275,985
1.500%, 7/1/15	3,776,000	3,827,549
1.250%, 7/20/16	1,500,000	1,508,126
5.125%, 9/15/16	255,000	280,310
2.625%, 12/15/16	2,000,000	2,094,707
2.100%, 5/8/17	111,000	113,498
5.625%, 12/11/17	3,356,000	3,850,727
1.500%, 1/16/18	1,006,000	995,130
2.150%, 1/15/19	1,073,000	1,069,734
4.600%, 4/1/21	2,000,000	2,188,563
3.500%, 3/8/22	1,732,000	1,739,659
3.450%, 2/13/23	1,656,000	1,557,706
4.125%, 8/15/23	3,000,000	2,950,664
Wells Fargo Bank N.A.
0.750%, 7/20/15	1,500,000	1,498,966
Westpac Banking Corp.
4.200%, 2/27/15	1,221,000	1,272,030
3.000%, 8/4/15	4,062,000	4,213,326
1.125%, 9/25/15	1,000,000	1,009,712
0.950%, 1/12/16	1,500,000	1,506,078
2.000%, 8/14/17	1,611,000	1,626,058
1.600%, 1/12/18	500,000	492,563
4.625%, 6/1/18	62,000	66,587
4.875%, 11/19/19	1,666,000	1,842,655
Zions Bancorp
4.500%, 6/13/23	500,000	488,154

		339,437,418

Consumer Finance (1.4%)
American Express Centurion Bank
0.875%, 11/13/15	1,100,000	1,102,372
6.000%, 9/13/17	1,250,000	1,445,898
American Express Co.
6.150%, 8/28/17	304,000	350,478
7.000%, 3/19/18	3,810,000	4,555,766
1.550%, 5/22/18	2,000,000	1,944,597
8.125%, 5/20/19	1,145,000	1,455,885
2.650%, 12/2/22	1,420,000	1,312,328
6.800%, 9/1/66 (l)	83,000	88,395
American Express Credit Corp.
1.750%, 6/12/15	1,726,000	1,754,236
2.750%, 9/15/15	3,138,000	3,246,762
2.800%, 9/19/16	138,000	144,085
2.375%, 3/24/17	1,000,000	1,028,339
American Honda Finance Corp.
2.125%, 10/10/18	1,000,000	995,098
Capital One Financial Corp.
2.150%, 3/23/15	833,000	846,261
5.500%, 6/1/15	500,000	531,681
3.150%, 7/15/16	300,000	314,012
6.150%, 9/1/16	624,000	695,680
6.750%, 9/15/17	1,457,000	1,703,239
4.750%, 7/15/21	500,000	533,252
Caterpillar Financial Services Corp.
1.050%, 3/26/15	1,500,000	1,508,859
2.750%, 6/24/15	2,055,000	2,120,217
0.700%, 2/26/16	1,183,000	1,179,842
5.500%, 3/15/16	125,000	137,629
2.050%, 8/1/16	1,611,000	1,650,176
1.750%, 3/24/17	500,000	504,394
1.250%, 11/6/17	250,000	246,526
1.300%, 3/1/18	1,000,000	971,881
5.450%, 4/15/18	1,000,000	1,138,412
7.150%, 2/15/19	2,341,000	2,868,919
2.850%, 6/1/22	500,000	474,812
2.625%, 3/1/23	1,000,000	911,221
Discover Financial Services
6.450%, 6/12/17	498,000	564,918
5.200%, 4/27/22	55,000	57,097
3.850%, 11/21/22	1,144,000	1,098,240
Ford Motor Credit Co. LLC
2.750%, 5/15/15	5,626,000	5,771,713
2.500%, 1/15/16	2,950,000	3,023,750
1.700%, 5/9/16	1,250,000	1,265,625
3.984%, 6/15/16	166,000	176,541
8.000%, 12/15/16	138,000	163,012
1.500%, 1/17/17	714,000	713,108
4.250%, 2/3/17	300,000	322,710
3.000%, 6/12/17	4,776,000	4,947,936
2.375%, 1/16/18	1,382,000	1,394,991
5.875%, 8/2/21	5,626,000	6,384,385
4.250%, 9/20/22	2,700,000	2,716,875
HSBC Finance Corp.
5.000%, 6/30/15	1,122,000	1,186,706
5.500%, 1/19/16	2,219,000	2,409,033
6.676%, 1/15/21	3,692,000	4,246,492
HSBC USA, Inc.
2.375%, 2/13/15	2,000,000	2,040,705
1.625%, 1/16/18	850,000	831,778
5.000%, 9/27/20	650,000	704,924
John Deere Capital Corp.
2.950%, 3/9/15	500,000	515,280
0.875%, 4/17/15	1,500,000	1,509,055
0.950%, 6/29/15	1,000,000	1,006,688
0.700%, 9/4/15	1,000,000	1,004,155
5.500%, 4/13/17	208,000	234,208
2.800%, 9/18/17	1,276,000	1,335,793
1.200%, 10/10/17	1,000,000	980,712
1.300%, 3/12/18	1,083,000	1,056,797
5.750%, 9/10/18	1,108,000	1,285,361
1.950%, 12/13/18	650,000	644,569
2.250%, 4/17/19	500,000	497,628
3.900%, 7/12/21	350,000	361,407
3.150%, 10/15/21	500,000	491,344
2.750%, 3/15/22	1,000,000	949,126
PACCAR Financial Corp.
0.750%, 8/14/15	500,000	502,415
0.700%, 11/16/15	250,000	250,414
0.800%, 2/8/16	1,000,000	1,000,902
1.600%, 3/15/17	750,000	750,098
Toyota Motor Credit Corp.
1.000%, 2/17/15	1,000,000	1,007,298
3.200%, 6/17/15	611,000	635,343
0.875%, 7/17/15	1,800,000	1,810,826
2.800%, 1/11/16	2,167,000	2,263,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
0.800%, 5/17/16	$1,094,000	$1,092,147
2.000%, 9/15/16	805,000	824,979
2.050%, 1/12/17	1,000,000	1,022,320
1.750%, 5/22/17	1,166,000	1,174,500
1.250%, 10/5/17	1,500,000	1,470,535
1.375%, 1/10/18	1,000,000	978,894
4.500%, 6/17/20	300,000	324,281
4.250%, 1/11/21	1,300,000	1,387,264
3.400%, 9/15/21	916,000	926,449
3.300%, 1/12/22	156,000	155,931
2.625%, 1/10/23	1,083,000	1,006,742

		108,238,795

Diversified Financial Services (3.2%)
Alterra Finance LLC
6.250%, 9/30/20	500,000	562,818
Associates Corp. of North America
6.950%, 11/1/18	62,000	73,721
Bank of America Corp.
4.500%, 4/1/15	3,555,000	3,716,340
4.750%, 8/1/15	185,000	195,965
3.700%, 9/1/15	1,500,000	1,566,880
1.500%, 10/9/15	1,000,000	1,009,764
5.250%, 12/1/15	2,062,000	2,213,287
1.250%, 1/11/16	2,367,000	2,379,564
3.750%, 7/12/16	95,000	100,985
6.500%, 8/1/16	3,560,000	4,017,689
5.625%, 10/14/16	2,611,000	2,902,707
1.350%, 11/21/16	1,000,000	994,219
3.875%, 3/22/17	1,000,000	1,067,268
6.000%, 9/1/17	5,060,000	5,778,639
5.750%, 12/1/17	1,500,000	1,705,585
2.000%, 1/11/18	1,283,000	1,280,639
5.650%, 5/1/18	4,289,000	4,883,591
2.600%, 1/15/19	742,000	745,270
7.625%, 6/1/19	3,439,000	4,258,150
5.625%, 7/1/20	5,310,000	6,046,534
5.000%, 5/13/21	1,275,000	1,391,175
5.700%, 1/24/22	2,500,000	2,830,119
3.300%, 1/11/23	4,166,000	3,951,807
4.100%, 7/24/23	2,000,000	2,007,684
Bank of America N.A.
1.125%, 11/14/16	1,000,000	998,738
5.300%, 3/15/17	1,300,000	1,433,003
Bear Stearns Cos. LLC
5.300%, 10/30/15	648,000	698,683
5.550%, 1/22/17	2,721,000	3,003,601
6.400%, 10/2/17	1,346,000	1,562,044
7.250%, 2/1/18	2,070,000	2,480,519
4.650%, 7/2/18	125,000	135,650
Boeing Capital Corp.
2.125%, 8/15/16	1,550,000	1,599,904
2.900%, 8/15/18	156,000	161,841
Citigroup, Inc.
6.010%, 1/15/15	276,000	290,714
4.750%, 5/19/15	111,000	116,800
2.250%, 8/7/15	1,083,000	1,104,523
4.587%, 12/15/15	7,219,000	7,714,682
5.300%, 1/7/16	156,000	168,928
1.300%, 4/1/16	1,062,000	1,063,469
3.953%, 6/15/16	3,000,000	3,192,559
1.700%, 7/25/16	1,150,000	1,158,894
5.850%, 8/2/16	321,000	357,043
1.300%, 11/15/16	1,200,000	1,191,575
5.500%, 2/15/17	1,583,000	1,734,261
6.125%, 11/21/17	6,293,000	7,254,390
1.750%, 5/1/18	1,156,000	1,137,052
6.125%, 5/15/18	2,389,000	2,773,157
2.500%, 9/26/18	3,000,000	3,011,439
8.500%, 5/22/19	4,138,000	5,340,149
5.375%, 8/9/20	2,117,000	2,407,539
4.500%, 1/14/22	111,000	117,287
4.050%, 7/30/22	150,000	147,747
3.375%, 3/1/23	1,083,000	1,030,649
3.500%, 5/15/23	1,000,000	931,263
3.875%, 10/25/23	1,500,000	1,470,116
CME Group, Inc./Illinois
3.000%, 9/15/22	500,000	474,341
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	957,000	1,077,769
General Electric Capital Corp.
2.150%, 1/9/15	1,000,000	1,018,272
4.875%, 3/4/15	187,000	196,698
3.500%, 6/29/15	415,000	432,651
4.375%, 9/21/15	1,000,000	1,061,716
2.250%, 11/9/15	156,000	160,768
1.000%, 12/11/15	3,000,000	3,022,964
1.000%, 1/8/16	562,000	562,936
5.000%, 1/8/16	62,000	67,047
2.950%, 5/9/16	3,000,000	3,132,605
1.500%, 7/12/16	2,312,000	2,334,298
2.900%, 1/9/17	3,000,000	3,140,922
5.400%, 2/15/17	5,129,000	5,759,920
5.625%, 9/15/17	62,000	70,769
1.600%, 11/20/17	1,000,000	994,265
1.625%, 4/2/18	1,233,000	1,215,763
5.625%, 5/1/18	4,470,000	5,136,947
6.000%, 8/7/19	3,553,000	4,164,214
5.500%, 1/8/20	1,000,000	1,146,398
4.625%, 1/7/21	1,750,000	1,916,507
5.300%, 2/11/21	2,915,000	3,268,414
4.650%, 10/17/21	2,666,000	2,919,823
3.150%, 9/7/22	1,666,000	1,615,496
3.100%, 1/9/23	2,763,000	2,631,986
6.375%, 11/15/67 (l)	625,000	676,563
ING US, Inc.
2.900%, 2/15/18	700,000	711,706
5.500%, 7/15/22	528,000	572,088
IntercontinentalExchange Group, Inc.
4.000%, 10/15/23	850,000	849,622
JPMorgan Chase & Co.
3.700%, 1/20/15	6,884,000	7,095,859
4.750%, 3/1/15	228,000	238,436
1.875%, 3/20/15	2,000,000	2,025,060
0.800%, 4/23/15	5,000,000	4,999,503
5.250%, 5/1/15	170,000	179,455
5.150%, 10/1/15	187,000	199,984
1.100%, 10/15/15	750,000	752,142
1.125%, 2/26/16	312,000	312,523
3.450%, 3/1/16	2,276,000	2,392,545
3.150%, 7/5/16	2,719,000	2,851,627
2.000%, 8/15/17	1,638,000	1,661,210
6.000%, 1/15/18	3,708,000	4,277,656
1.800%, 1/25/18	1,000,000	990,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
1.625%, 5/15/18	$2,156,000	$2,106,703
6.300%, 4/23/19	7,483,000	8,839,271
4.950%, 3/25/20	500,000	555,930
4.400%, 7/22/20	2,983,000	3,212,039
4.250%, 10/15/20	762,000	810,842
4.625%, 5/10/21	2,000,000	2,158,353
4.350%, 8/15/21	166,000	175,395
4.500%, 1/24/22	2,000,000	2,119,994
3.250%, 9/23/22	2,693,000	2,584,122
3.200%, 1/25/23	4,302,000	4,086,395
3.375%, 5/1/23	2,000,000	1,863,322
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	3,482,000	3,973,056
Leucadia National Corp.
5.500%, 10/18/23	800,000	800,640
MBNA Corp.
5.000%, 6/15/15	100,000	105,931
McGraw Hill Financial, Inc.
5.900%, 11/15/17	500,000	544,539
Moody’s Corp.
5.500%, 9/1/20	500,000	538,805
4.500%, 9/1/22	31,000	30,659
Murray Street Investment Trust I
4.647%, 3/9/17 (e)	1,156,000	1,245,424
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	428,000	442,739
5.250%, 1/16/18	175,000	190,356
5.550%, 1/15/20	894,000	966,948
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17	1,111,000	1,149,908
National Rural Utilities Cooperative Finance Corp.
1.000%, 2/2/15	1,000,000	1,006,658
3.050%, 3/1/16	1,666,000	1,745,599
5.450%, 4/10/17	125,000	140,861
5.450%, 2/1/18	138,000	156,735
10.375%, 11/1/18	1,000,000	1,349,150
2.350%, 6/15/20	2,000,000	1,922,116
3.400%, 11/15/23	1,000,000	957,657
4.750%, 4/30/43 (l)	350,000	323,750
ORIX Corp.
4.710%, 4/27/15	2,072,000	2,150,888
5.000%, 1/12/16	78,000	82,727
Pemex Project Funding Master Trust
5.750%, 3/1/18	1,286,000	1,437,105
Private Export Funding Corp.
4.550%, 5/15/15	483,000	510,862
4.950%, 11/15/15	324,000	351,113
1.375%, 2/15/17	1,753,000	1,772,361
1.875%, 7/15/18	400,000	401,862
2.050%, 11/15/22	1,069,000	956,481
Sasol Financing International plc
4.500%, 11/14/22	750,000	705,000
Shell International Finance B.V.
3.100%, 6/28/15	3,000,000	3,115,088
0.900%, 11/15/16	2,500,000	2,498,318
1.125%, 8/21/17	1,000,000	985,339
1.900%, 8/10/18	1,000,000	1,000,041
4.300%, 9/22/19	1,991,000	2,178,858
4.375%, 3/25/20	1,540,000	1,672,314
2.375%, 8/21/22	1,097,000	1,001,918
3.400%, 8/12/23	750,000	732,392
XTRA Finance Corp.
5.150%, 4/1/17	55,000	60,993

		257,496,531

Insurance (1.2%)
ACE INA Holdings, Inc.
5.600%, 5/15/15	250,000	266,556
2.600%, 11/23/15	1,267,000	1,309,826
5.800%, 3/15/18	55,000	62,943
5.900%, 6/15/19	1,190,000	1,388,467
Aegon N.V.
4.625%, 12/1/15	711,000	756,920
Aflac, Inc.
3.450%, 8/15/15	450,000	469,992
2.650%, 2/15/17	250,000	258,121
8.500%, 5/15/19	404,000	513,886
4.000%, 2/15/22	500,000	503,247
3.625%, 6/15/23	1,000,000	957,540
Alleghany Corp.
5.625%, 9/15/20	200,000	218,844
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	695,000	796,801
5.500%, 11/15/20	500,000	529,048
Allstate Corp.
7.450%, 5/16/19	928,000	1,152,252
3.150%, 6/15/23	156,000	147,379
5.750%, 8/15/53 (l)	500,000	502,500
American Financial Group, Inc./Ohio
9.875%, 6/15/19	124,000	158,151
American International Group, Inc.
3.000%, 3/20/15	2,000,000	2,055,371
2.375%, 8/24/15	535,000	548,361
5.050%, 10/1/15	820,000	879,072
4.875%, 9/15/16	1,000,000	1,091,537
5.450%, 5/18/17	1,241,000	1,387,895
5.850%, 1/16/18	1,072,000	1,221,599
8.250%, 8/15/18	3,743,000	4,691,745
3.375%, 8/15/20	500,000	501,947
6.400%, 12/15/20	3,055,000	3,604,869
4.875%, 6/1/22	638,000	686,360
Aon Corp.
3.500%, 9/30/15	55,000	57,364
3.125%, 5/27/16	600,000	626,830
5.000%, 9/30/20	1,242,000	1,361,821
Aspen Insurance Holdings Ltd.
6.000%, 12/15/20	500,000	549,750
Assurant, Inc.
2.500%, 3/15/18	350,000	342,933
4.000%, 3/15/23	300,000	286,455
Axis Specialty Finance LLC
5.875%, 6/1/20	611,000	665,215
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	1,361,000	1,423,118
1.600%, 5/15/17	83,000	83,490
1.300%, 5/15/18	600,000	583,095
5.400%, 5/15/18	693,000	791,715
2.000%, 8/15/18	1,000,000	996,763
4.250%, 1/15/21	1,063,000	1,123,445
3.000%, 5/15/22	656,000	624,998
Berkshire Hathaway, Inc.
3.200%, 2/11/15	2,221,000	2,288,396
1.900%, 1/31/17	1,000,000	1,020,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
1.550%, 2/9/18	$1,000,000	$987,070
3.750%, 8/15/21	500,000	508,705
3.400%, 1/31/22	500,000	493,112
3.000%, 2/11/23	1,138,000	1,066,704
Chubb Corp.
5.750%, 5/15/18	1,221,000	1,396,594
6.375%, 3/29/67 (l)	617,000	672,530
CNA Financial Corp.
6.500%, 8/15/16	500,000	563,046
7.350%, 11/15/19	571,000	690,146
5.875%, 8/15/20	813,000	921,255
Delphi Financial Group, Inc.
7.875%, 1/31/20	75,000	86,776
Fidelity National Financial, Inc.
5.500%, 9/1/22	500,000	516,242
Genworth Holdings, Inc.
8.625%, 12/15/16	1,638,000	1,936,190
6.515%, 5/22/18	311,000	353,211
7.700%, 6/15/20	255,000	303,568
7.200%, 2/15/21	356,000	412,425
4.900%, 8/15/23	214,000	213,448
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	1,619,000	1,680,080
5.375%, 3/15/17	55,000	61,100
5.500%, 3/30/20	855,000	953,928
5.125%, 4/15/22	250,000	270,482
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	200,000	230,962
Infinity Property & Casualty Corp.
5.000%, 9/19/22	250,000	250,247
Kemper Corp.
6.000%, 11/30/15	500,000	534,363
Lincoln National Corp.
4.300%, 6/15/15	200,000	209,593
8.750%, 7/1/19	927,000	1,191,238
6.250%, 2/15/20	440,000	509,812
4.850%, 6/24/21	334,000	360,381
7.000%, 5/17/66 (l)	55,000	55,825
6.050%, 4/20/67 (l)	1,055,000	1,044,450
Loews Corp.
2.625%, 5/15/23	833,000	745,202
Manulife Financial Corp.
3.400%, 9/17/15	219,000	227,464
Markel Corp.
7.125%, 9/30/19	276,000	332,627
5.350%, 6/1/21	350,000	380,508
3.625%, 3/30/23	300,000	282,152
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	250,000	249,248
9.250%, 4/15/19	628,000	807,306
4.800%, 7/15/21	555,000	590,223
MetLife, Inc.
6.750%, 6/1/16	2,638,000	2,992,255
6.817%, 8/15/18	112,000	132,681
7.717%, 2/15/19	508,000	626,692
4.750%, 2/8/21	1,547,000	1,652,574
3.048%, 12/15/22	1,000,000	923,559
4.368%, 9/15/23	567,000	571,906
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22	250,000	241,010
OneBeacon US Holdings, Inc.
4.600%, 11/9/22	200,000	195,656
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	387,000	418,245
Principal Financial Group, Inc.
1.850%, 11/15/17	250,000	245,668
8.875%, 5/15/19	711,000	914,556
ProAssurance Corp.
5.300%, 11/15/23	750,000	767,788
Progressive Corp.
3.750%, 8/23/21	219,000	223,002
6.700%, 6/15/37 (l)	1,000,000	1,080,000
Protective Life Corp.
7.375%, 10/15/19	483,000	589,714
Prudential Financial, Inc.
3.875%, 1/14/15	229,000	236,667
6.200%, 1/15/15	300,000	317,251
4.750%, 6/13/15	1,083,000	1,146,117
6.000%, 12/1/17	1,208,000	1,389,442
2.300%, 8/15/18	1,000,000	994,888
7.375%, 6/15/19	856,000	1,050,723
5.375%, 6/21/20	1,100,000	1,236,365
4.500%, 11/16/21	1,000,000	1,067,923
8.875%, 6/15/38 (l)	303,000	366,630
5.625%, 6/15/43 (l)	2,000,000	1,955,000
Reinsurance Group of America, Inc.
6.450%, 11/15/19	324,000	373,242
5.000%, 6/1/21	60,000	62,959
4.700%, 9/15/23	1,500,000	1,513,993
RenReinsurance North America Holdings, Inc.
5.750%, 3/15/20	100,000	107,775
StanCorp Financial Group, Inc.
5.000%, 8/15/22	350,000	341,504
Torchmark Corp.
9.250%, 6/15/19	230,000	294,847
3.800%, 9/15/22	250,000	240,250
Travelers Cos., Inc.
5.500%, 12/1/15	1,095,000	1,190,487
5.750%, 12/15/17	187,000	212,870
5.800%, 5/15/18	1,055,000	1,210,460
5.900%, 6/2/19	500,000	582,156
Trinity Acquisition plc
4.625%, 8/15/23	250,000	248,013
Unum Group
7.125%, 9/30/16	100,000	113,238
5.625%, 9/15/20	655,000	716,713
W.R. Berkley Corp.
5.375%, 9/15/20	55,000	58,812
4.625%, 3/15/22	750,000	758,121
Willis Group Holdings plc
5.750%, 3/15/21	500,000	539,052
Willis North America, Inc.
6.200%, 3/28/17	500,000	545,218
XLIT Ltd.
2.300%, 12/15/18	750,000	733,173

		92,754,318

Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc.
3.900%, 6/15/23	1,000,000	929,061
American Campus Communities Operating Partnership LP
3.750%, 4/15/23	500,000	461,934

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
American Tower Corp.
4.625%, 4/1/15	$1,921,000	$2,007,227
7.000%, 10/15/17	250,000	290,379
4.500%, 1/15/18	55,000	58,968
3.400%, 2/15/19	600,000	613,372
5.050%, 9/1/20	1,013,000	1,064,844
4.700%, 3/15/22	500,000	502,720
3.500%, 1/31/23	1,150,000	1,047,855
AvalonBay Communities, Inc.
5.700%, 3/15/17	494,000	550,980
6.100%, 3/15/20	139,000	157,980
3.625%, 10/1/20	1,500,000	1,511,556
2.950%, 9/15/22	500,000	458,104
Boston Properties LP
5.000%, 6/1/15	267,000	282,118
3.700%, 11/15/18	511,000	540,532
5.875%, 10/15/19	200,000	228,614
5.625%, 11/15/20	1,970,000	2,202,208
3.850%, 2/1/23	500,000	486,724
3.125%, 9/1/23	1,000,000	908,284
Brandywine Operating Partnership LP
4.950%, 4/15/18	305,000	324,050
BRE Properties, Inc.
3.375%, 1/15/23	500,000	457,063
Camden Property Trust
4.625%, 6/15/21	330,000	344,562
2.950%, 12/15/22	83,000	75,213
CommonWealth REIT
6.650%, 1/15/18	436,000	475,927
5.875%, 9/15/20	250,000	256,082
Corporate Office Properties LP
3.600%, 5/15/23	200,000	180,034
CubeSmart LP
4.375%, 12/15/23	250,000	242,541
DDR Corp.
3.500%, 1/15/21	550,000	535,397
4.625%, 7/15/22	1,000,000	1,017,631
3.375%, 5/15/23	250,000	227,005
Digital Realty Trust LP
4.500%, 7/15/15	394,000	411,078
5.875%, 2/1/20	1,000,000	1,062,067
5.250%, 3/15/21	500,000	509,936
Duke Realty LP
5.950%, 2/15/17	312,000	345,217
6.500%, 1/15/18	500,000	567,036
6.750%, 3/15/20	1,620,000	1,862,211
EPR Properties
7.750%, 7/15/20	269,000	306,464
5.750%, 8/15/22	250,000	255,172
5.250%, 7/15/23	150,000	146,217
ERP Operating LP
5.125%, 3/15/16	1,582,000	1,713,153
4.750%, 7/15/20	361,000	387,234
3.000%, 4/15/23	1,000,000	912,626
Essex Portfolio LP
3.250%, 5/1/23	1,000,000	898,934
Federal Realty Investment Trust
3.000%, 8/1/22	200,000	186,369
HCP, Inc.
3.750%, 2/1/16	232,000	243,607
6.000%, 1/30/17	1,020,000	1,142,597
5.625%, 5/1/17	55,000	61,402
3.750%, 2/1/19	200,000	207,429
2.625%, 2/1/20	656,000	622,969
5.375%, 2/1/21	1,690,000	1,847,607
3.150%, 8/1/22	205,000	188,647
4.250%, 11/15/23	930,000	911,515
Health Care REIT, Inc.
3.625%, 3/15/16	1,062,000	1,112,934
6.200%, 6/1/16	582,000	646,307
4.700%, 9/15/17	367,000	398,278
6.125%, 4/15/20	340,000	381,179
4.950%, 1/15/21	1,000,000	1,048,628
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	552,000	614,858
Healthcare Trust of America Holdings LP
3.700%, 4/15/23	250,000	228,455
Hospitality Properties Trust
6.300%, 6/15/16	660,000	712,808
5.625%, 3/15/17	305,000	329,218
4.500%, 6/15/23	1,000,000	969,648
Host Hotels & Resorts LP
5.875%, 6/15/19	1,000,000	1,077,500
4.750%, 3/1/23	1,055,000	1,064,231
Kilroy Realty LP
5.000%, 11/3/15	255,000	271,184
4.800%, 7/15/18	350,000	375,647
3.800%, 1/15/23	383,000	357,614
Kimco Realty Corp.
6.875%, 10/1/19	394,000	468,750
3.125%, 6/1/23	1,000,000	902,709
Lexington Realty Trust
4.250%, 6/15/23§	250,000	234,140
Liberty Property LP
6.625%, 10/1/17	500,000	563,339
4.750%, 10/1/20	322,000	336,219
4.125%, 6/15/22	94,000	91,882
Mack-Cali Realty LP
2.500%, 12/15/17	55,000	54,279
7.750%, 8/15/19	639,000	762,107
3.150%, 5/15/23	83,000	71,871
Mid-America Apartments LP
4.300%, 10/15/23	175,000	169,985
National Retail Properties, Inc.
3.800%, 10/15/22	250,000	237,974
3.300%, 4/15/23	700,000	632,618
ProLogis LP
4.500%, 8/15/17	62,000	66,585
6.625%, 5/15/18	895,000	1,044,439
2.750%, 2/15/19	214,000	211,928
6.875%, 3/15/20	244,000	290,894
3.350%, 2/1/21	1,000,000	970,149
Realty Income Corp.
6.750%, 8/15/19	750,000	870,483
5.750%, 1/15/21	361,000	397,849
3.250%, 10/15/22	344,000	313,121
4.650%, 8/1/23	1,000,000	1,010,243
Retail Opportunity Investments Partnership LP
5.000%, 12/15/23	250,000	247,005
Senior Housing Properties Trust
4.300%, 1/15/16	205,000	213,712
Simon Property Group LP
4.200%, 2/1/15	1,872,000	1,929,335
5.100%, 6/15/15	575,000	611,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
5.750%, 12/1/15	$385,000	$416,849
6.100%, 5/1/16	75,000	82,595
5.250%, 12/1/16	319,000	352,989
2.150%, 9/15/17	250,000	251,602
6.125%, 5/30/18	166,000	191,330
10.350%, 4/1/19	1,000,000	1,346,377
5.650%, 2/1/20	1,940,000	2,188,304
4.375%, 3/1/21	1,095,000	1,152,653
UDR, Inc.
5.250%, 1/15/15	300,000	313,778
4.250%, 6/1/18	333,000	353,213
3.700%, 10/1/20	1,500,000	1,500,766
4.625%, 1/10/22	200,000	205,117
Ventas Realty LP
1.550%, 9/26/16	1,937,000	1,943,908
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15	255,000	264,948
2.000%, 2/15/18	555,000	544,271
4.000%, 4/30/19	1,000,000	1,044,507
2.700%, 4/1/20	1,050,000	1,002,820
4.250%, 3/1/22	617,000	620,657
Vornado Realty LP
4.250%, 4/1/15	555,000	572,491
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,046,242
3.950%, 10/15/22	83,000	79,148
Weingarten Realty Investors
3.375%, 10/15/22	488,000	444,601
Weyerhaeuser Co.
4.625%, 9/15/23	1,000,000	1,011,649

		72,450,628

Real Estate Management & Development (0.0%)
Jones Lang LaSalle, Inc.
4.400%, 11/15/22	200,000	191,557
Regency Centers LP
5.250%, 8/1/15	500,000	530,533
Tanger Properties LP
6.125%, 6/1/20	500,000	568,469

		1,290,559

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
4.000%, 4/27/16	1,055,000	1,122,635
3.050%, 8/23/18	1,000,000	1,027,895
BPCE S.A.
1.700%, 4/25/16	250,000	252,534
2.500%, 12/10/18	1,100,000	1,089,796
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	283,230
Santander Bank N.A.
8.750%, 5/30/18	500,000	600,838

		4,376,928

Total Financials		1,055,125,599

Health Care (2.3%)
Biotechnology (0.2%)
Amgen, Inc.
2.300%, 6/15/16	523,000	537,712
2.500%, 11/15/16	500,000	516,353
5.850%, 6/1/17	1,591,000	1,813,377
6.150%, 6/1/18	200,000	233,911
5.700%, 2/1/19	958,000	1,106,833
4.500%, 3/15/20	315,000	338,419
3.450%, 10/1/20	1,312,000	1,327,642
4.100%, 6/15/21	911,000	949,768
3.625%, 5/15/22	1,094,000	1,090,372
Biogen Idec, Inc.
6.875%, 3/1/18	700,000	819,294
Celgene Corp.
2.300%, 8/15/18	429,000	428,109
3.950%, 10/15/20	1,031,000	1,073,623
3.250%, 8/15/22	783,000	741,879
4.000%, 8/15/23	850,000	847,134
Genentech, Inc.
4.750%, 7/15/15	1,111,000	1,181,380
Genzyme Corp.
3.625%, 6/15/15	1,200,000	1,250,931
Gilead Sciences, Inc.
4.400%, 12/1/21	2,187,000	2,339,741

		16,596,478

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories
5.125%, 4/1/19	676,000	763,788
4.125%, 5/27/20	291,000	313,229
Baxter International, Inc.
4.625%, 3/15/15	381,000	399,072
0.950%, 6/1/16	1,000,000	999,919
5.900%, 9/1/16	936,000	1,052,362
5.375%, 6/1/18	187,000	211,639
1.850%, 6/15/18	1,000,000	987,548
4.250%, 3/15/20	452,000	488,209
2.400%, 8/15/22	1,055,000	962,979
3.200%, 6/15/23	1,000,000	952,317
Becton Dickinson and Co.
5.000%, 5/15/19	111,000	124,659
3.250%, 11/12/20	1,300,000	1,303,551
BioMed Realty LP
3.850%, 4/15/16	500,000	525,199
6.125%, 4/15/20	305,000	332,748
Boston Scientific Corp.
6.400%, 6/15/16	1,055,000	1,178,568
2.650%, 10/1/18	500,000	503,592
6.000%, 1/15/20	1,055,000	1,214,521
C.R. Bard, Inc.
2.875%, 1/15/16	305,000	316,549
1.375%, 1/15/18	500,000	481,095
4.400%, 1/15/21	190,000	196,793
CareFusion Corp.
6.375%, 8/1/19	555,000	629,305
3.300%, 3/1/23§	400,000	366,773
Covidien International Finance S.A.
2.800%, 6/15/15	255,000	262,071
6.000%, 10/15/17	1,377,000	1,576,805
4.200%, 6/15/20	700,000	742,625
2.950%, 6/15/23	1,000,000	925,135
DENTSPLY International, Inc.
2.750%, 8/15/16	195,000	200,840
4.125%, 8/15/21	55,000	54,892
Edwards Lifesciences Corp.
2.875%, 10/15/18	700,000	696,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Medtronic, Inc.
3.000%, 3/15/15	$1,000,000	$1,030,973
4.750%, 9/15/15	55,000	58,877
2.625%, 3/15/16	1,000,000	1,039,205
1.375%, 4/1/18	1,500,000	1,467,695
4.450%, 3/15/20	1,794,000	1,956,915
4.125%, 3/15/21	500,000	521,156
3.125%, 3/15/22	150,000	145,969
2.750%, 4/1/23	594,000	547,704
St. Jude Medical, Inc.
3.250%, 4/15/23	1,083,000	1,008,268
Stryker Corp.
3.000%, 1/15/15	269,000	276,005
2.000%, 9/30/16	1,303,000	1,337,164
4.375%, 1/15/20	269,000	290,657
Zimmer Holdings, Inc.
3.375%, 11/30/21	455,000	440,259

		28,884,502

Health Care Providers & Services (0.6%)
Aetna, Inc.
6.000%, 6/15/16	998,000	1,115,852
1.500%, 11/15/17	1,000,000	982,913
6.500%, 9/15/18	611,000	719,168
3.950%, 9/1/20	55,000	57,447
2.750%, 11/15/22	1,000,000	920,352
AmerisourceBergen Corp.
4.875%, 11/15/19	1,083,000	1,194,716
Cardinal Health, Inc.
5.800%, 10/15/16	111,000	124,364
1.700%, 3/15/18	1,143,000	1,123,437
4.625%, 12/15/20	1,700,000	1,835,060
3.200%, 6/15/22	125,000	118,686
3.200%, 3/15/23	1,000,000	936,816
Cigna Corp.
5.375%, 3/15/17	25,000	27,773
5.125%, 6/15/20	1,124,000	1,232,726
4.375%, 12/15/20	55,000	57,925
4.500%, 3/15/21	406,000	430,145
4.000%, 2/15/22	500,000	509,537
Coventry Health Care, Inc.
5.950%, 3/15/17	336,000	379,680
5.450%, 6/15/21	596,000	658,580
Express Scripts Holding Co.
3.125%, 5/15/16	2,450,000	2,561,781
3.500%, 11/15/16	1,000,000	1,057,929
2.650%, 2/15/17	1,000,000	1,033,412
4.750%, 11/15/21	1,305,000	1,383,451
3.900%, 2/15/22	2,156,000	2,158,105
Howard Hughes Medical Institute
3.500%, 9/1/23	1,000,000	983,584
Humana, Inc.
6.450%, 6/1/16	149,000	166,493
7.200%, 6/15/18	1,164,000	1,370,480
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	332,685
Laboratory Corp. of America Holdings
2.200%, 8/23/17	37,000	37,198
2.500%, 11/1/18	500,000	493,918
4.625%, 11/15/20	1,555,000	1,624,353
3.750%, 8/23/22	31,000	29,907
4.000%, 11/1/23	500,000	483,242
McKesson Corp.
3.250%, 3/1/16	219,000	228,955
5.700%, 3/1/17	500,000	559,247
1.400%, 3/15/18	1,055,000	1,015,676
4.750%, 3/1/21	1,055,000	1,115,197
2.850%, 3/15/23	1,111,000	1,002,481
Medco Health Solutions, Inc.
2.750%, 9/15/15	1,583,000	1,633,503
7.125%, 3/15/18	673,000	795,793
4.125%, 9/15/20	208,000	214,732
Quest Diagnostics, Inc.
3.200%, 4/1/16	1,312,000	1,365,639
6.400%, 7/1/17	583,000	663,385
4.700%, 4/1/21	55,000	56,356
UnitedHealth Group, Inc.
0.850%, 10/15/15	300,000	300,435
5.375%, 3/15/16	236,000	258,876
1.875%, 11/15/16	1,500,000	1,531,296
1.400%, 10/15/17	100,000	99,009
6.000%, 2/15/18	1,757,000	2,028,670
1.625%, 3/15/19	750,000	720,246
4.700%, 2/15/21	805,000	868,199
2.875%, 3/15/22	500,000	473,468
2.750%, 2/15/23	1,000,000	922,430
2.875%, 3/15/23	500,000	465,249
WellPoint, Inc.
1.250%, 9/10/15	1,000,000	1,007,533
5.250%, 1/15/16	978,000	1,057,992
5.875%, 6/15/17	639,000	724,526
1.875%, 1/15/18	500,000	494,211
2.300%, 7/15/18	1,000,000	992,171
7.000%, 2/15/19	1,022,000	1,209,703
4.350%, 8/15/20	1,111,000	1,174,661
3.125%, 5/15/22	500,000	469,676
3.300%, 1/15/23	83,000	77,749

		49,668,779

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.500%, 9/14/15	1,000,000	1,078,056
5.000%, 7/15/20	555,000	598,274
3.875%, 7/15/23	1,094,000	1,037,382
Life Technologies Corp.
3.500%, 1/15/16	1,000,000	1,047,706
6.000%, 3/1/20	1,055,000	1,212,730
5.000%, 1/15/21	125,000	136,142
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	1,666,000	1,740,322
1.850%, 1/15/18	750,000	745,190
4.700%, 5/1/20	55,000	59,540
4.500%, 3/1/21	1,000,000	1,056,289
3.600%, 8/15/21	265,000	264,864
3.150%, 1/15/23	1,000,000	931,980

		9,908,475

Pharmaceuticals (1.0%)
AbbVie, Inc.
1.200%, 11/6/15	2,721,000	2,747,128
1.750%, 11/6/17	3,694,000	3,693,900
2.000%, 11/6/18	219,000	216,645
2.900%, 11/6/22	3,385,000	3,167,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Actavis, Inc.
6.125%, 8/15/19	$343,000	$395,351
3.250%, 10/1/22	1,763,000	1,645,104
Allergan, Inc.
1.350%, 3/15/18	403,000	388,433
3.375%, 9/15/20	1,000,000	1,021,639
2.800%, 3/15/23	378,000	350,380
AstraZeneca plc
5.900%, 9/15/17	2,013,000	2,298,027
Bristol-Myers Squibb Co.
0.875%, 8/1/17	600,000	588,521
5.450%, 5/1/18	805,000	927,179
1.750%, 3/1/19	750,000	734,653
2.000%, 8/1/22	656,000	585,796
Eli Lilly and Co.
5.200%, 3/15/17	1,721,000	1,924,072
GlaxoSmithKline Capital plc
1.500%, 5/8/17	1,263,000	1,266,086
2.850%, 5/8/22	3,166,000	2,992,353
GlaxoSmithKline Capital, Inc.
0.700%, 3/18/16	1,500,000	1,497,663
5.650%, 5/15/18	2,822,000	3,245,697
2.800%, 3/18/23	1,156,000	1,070,451
Johnson & Johnson
2.150%, 5/15/16	800,000	829,007
5.550%, 8/15/17	2,055,000	2,352,525
5.150%, 7/15/18	111,000	127,219
3.550%, 5/15/21	455,000	474,925
Merck & Co., Inc.
4.750%, 3/1/15	1,187,000	1,245,124
0.700%, 5/18/16	1,000,000	998,537
6.000%, 9/15/17	1,113,000	1,289,008
1.100%, 1/31/18	1,000,000	973,087
1.300%, 5/18/18	748,000	728,893
5.000%, 6/30/19	1,061,000	1,203,198
3.875%, 1/15/21	1,000,000	1,052,763
2.400%, 9/15/22	1,111,000	1,014,103
2.800%, 5/18/23	1,611,000	1,493,376
Mylan, Inc.
1.800%, 6/24/16§	500,000	504,726
1.350%, 11/29/16	1,000,000	997,894
2.600%, 6/24/18§	500,000	504,536
2.550%, 3/28/19	412,000	407,675
Novartis Capital Corp.
2.900%, 4/24/15	2,055,000	2,121,715
4.400%, 4/24/20	55,000	59,833
2.400%, 9/21/22	1,111,000	1,016,996
Novartis Securities Investment Ltd.
5.125%, 2/10/19	3,576,000	4,054,921
Perrigo Co. plc
1.300%, 11/8/16§	800,000	796,750
4.000%, 11/15/23§	1,500,000	1,471,009
Pfizer, Inc.
5.350%, 3/15/15	2,067,000	2,185,163
0.900%, 1/15/17	1,500,000	1,491,243
4.650%, 3/1/18	62,000	69,139
1.500%, 6/15/18	1,000,000	981,542
6.200%, 3/15/19	2,877,000	3,412,508
3.000%, 6/15/23	1,000,000	941,892
Sanofi S.A.
2.625%, 3/29/16	1,083,000	1,125,088
1.250%, 4/10/18	1,571,000	1,530,307
4.000%, 3/29/21	1,994,000	2,091,590
Teva Pharmaceutical Finance Co. B.V.
2.400%, 11/10/16	250,000	256,528
2.950%, 12/18/22	937,000	849,580
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	1,080,000	1,113,847
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,638,000	1,600,918
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	500,000	470,945
Wyeth LLC
5.500%, 2/15/16	1,335,000	1,469,905
5.450%, 4/1/17	500,000	563,136
Zoetis, Inc.
1.150%, 2/1/16	1,000,000	999,812
1.875%, 2/1/18	555,000	548,261
3.250%, 2/1/23	1,185,000	1,108,734

		79,284,438

Total Health Care		184,342,672

Industrials (1.6%)
Aerospace & Defense (0.4%)
Boeing Co.
3.500%, 2/15/15	740,000	763,621
0.950%, 5/15/18	500,000	480,118
6.000%, 3/15/19	957,000	1,126,333
4.875%, 2/15/20	886,000	984,079
Embraer S.A.
5.150%, 6/15/22	47,000	46,765
General Dynamics Corp.
2.250%, 7/15/16	500,000	515,848
1.000%, 11/15/17	138,000	133,889
3.875%, 7/15/21	562,000	575,761
2.250%, 11/15/22	1,094,000	986,840
Honeywell International, Inc.
5.400%, 3/15/16	360,000	396,255
5.300%, 3/1/18	1,188,000	1,347,315
5.000%, 2/15/19	846,000	954,213
4.250%, 3/1/21	500,000	535,463
L-3 Communications Corp.
3.950%, 11/15/16	549,000	582,630
5.200%, 10/15/19	1,055,000	1,145,384
4.950%, 2/15/21	1,149,000	1,201,089
Lockheed Martin Corp.
2.125%, 9/15/16	500,000	514,317
4.250%, 11/15/19	1,624,000	1,756,316
3.350%, 9/15/21	500,000	495,136
Northrop Grumman Corp.
1.750%, 6/1/18	600,000	585,231
3.500%, 3/15/21	31,000	30,892
3.250%, 8/1/23	2,000,000	1,860,457
Precision Castparts Corp.
0.700%, 12/20/15	350,000	350,378
1.250%, 1/15/18	833,000	811,555
2.500%, 1/15/23	562,000	509,932
Raytheon Co.
6.400%, 12/15/18	208,000	245,641
4.400%, 2/15/20	935,000	999,978
3.125%, 10/15/20	1,156,000	1,159,489
2.500%, 12/15/22	500,000	453,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Rockwell Collins, Inc.
5.250%, 7/15/19	$190,000	$214,371
3.100%, 11/15/21	550,000	535,110
Textron, Inc.
6.200%, 3/15/15	300,000	317,913
4.625%, 9/21/16	250,000	269,555
5.600%, 12/1/17	55,000	60,968
7.250%, 10/1/19	500,000	577,546
5.950%, 9/21/21	305,000	327,254
United Technologies Corp.
4.875%, 5/1/15	1,114,000	1,177,322
1.800%, 6/1/17	1,195,000	1,215,477
5.375%, 12/15/17	1,008,000	1,150,125
6.125%, 2/1/19	1,713,000	2,017,147
4.500%, 4/15/20	1,230,000	1,329,990
3.100%, 6/1/22	1,732,000	1,691,751

		32,432,598

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	682,000	848,410
2.625%, 8/1/22	276,000	247,609
2.700%, 4/15/23	405,000	365,289
United Parcel Service, Inc.
1.125%, 10/1/17	200,000	195,999
5.125%, 4/1/19	2,055,000	2,341,838
3.125%, 1/15/21	1,563,000	1,580,728

		5,579,873

Airlines (0.1%)
American Airlines, Inc.
4.950%, 7/15/24§	1,000,000	1,030,625
Continental Airlines, Inc. Series 2009-1 9.000%, 7/8/16	507,377	579,678
Series 2010-A 4.750%, 1/12/21	1,631,642	1,730,560
Delta Air Lines, Inc. Series 2009-1 A 7.750%, 6/17/21	296,412	343,838
Series 2010-1 A 6.200%, 7/2/18	77,479	86,485
Series 2010-2 A 4.950%, 5/23/19	982,547	1,066,064
Southwest Airlines Co.
5.750%, 12/15/16	461,000	514,591
5.125%, 3/1/17	62,000	67,735
United Air Lines, Inc. Series 2009-2 A 9.750%, 1/15/17	347,227	397,792

		5,817,368

Building Products (0.0%)
Owens Corning, Inc.
6.500%, 12/1/16	106,000	117,660
9.000%, 6/15/19	94,000	116,207

		233,867

Commercial Services & Supplies (0.1%)
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	355,000	382,361
4.750%, 5/1/19	255,000	285,567
Cornell University
5.450%, 2/1/19	311,000	355,783
Dartmouth College
4.750%, 6/1/19	135,000	149,286
Pitney Bowes, Inc.
5.750%, 9/15/17	751,000	824,329
4.750%, 5/15/18	62,000	65,569
6.250%, 3/15/19	1,055,000	1,189,732
Republic Services, Inc.
3.800%, 5/15/18	500,000	526,347
5.500%, 9/15/19	1,102,000	1,238,042
5.250%, 11/15/21	294,000	318,045
3.550%, 6/1/22	1,000,000	968,485
Vanderbilt University
5.250%, 4/1/19	273,000	307,688
Waste Management, Inc.
6.100%, 3/15/18	401,000	460,240
7.375%, 3/11/19	835,000	1,005,230
4.750%, 6/30/20	255,000	277,278
4.600%, 3/1/21	500,000	529,811
2.900%, 9/15/22	500,000	461,563

		9,345,356

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	455,000	455,000
2.875%, 5/8/22	1,239,000	1,170,685
URS Corp.
4.350%, 4/1/17§	94,000	97,745

		1,723,430

Electrical Equipment (0.1%)
Eaton Corp.
0.950%, 11/2/15	500,000	501,925
1.500%, 11/2/17	500,000	492,541
6.950%, 3/20/19	1,000,000	1,193,001
2.750%, 11/2/22	1,419,000	1,322,781
Emerson Electric Co.
4.125%, 4/15/15	1,000,000	1,045,597
5.125%, 12/1/16	500,000	554,266
4.875%, 10/15/19	1,111,000	1,243,692
2.625%, 2/15/23	211,000	197,121
Roper Industries, Inc.
2.050%, 10/1/18	1,750,000	1,709,135
6.250%, 9/1/19	500,000	572,382
3.125%, 11/15/22	625,000	568,003

		9,400,444

Industrial Conglomerates (0.3%)
3M Co.
1.375%, 9/29/16	500,000	506,629
2.000%, 6/26/22	1,000,000	910,723
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	107,821
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	259,147
Cooper U.S., Inc.
2.375%, 1/15/16	555,000	568,727
3.875%, 12/15/20	555,000	558,425
Danaher Corp.
2.300%, 6/23/16	906,000	933,643
5.625%, 1/15/18	457,000	518,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
5.400%, 3/1/19	$500,000	$573,514
3.900%, 6/23/21	617,000	635,928
GE Capital Trust I
6.375%, 11/15/67 (l)	1,066,000	1,151,280
General Electric Co.
0.850%, 10/9/15	1,000,000	1,005,219
5.250%, 12/6/17	3,291,000	3,728,235
2.700%, 10/9/22	3,263,000	3,056,483
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	1,026,000	1,206,291
2.875%, 1/15/19§	750,000	745,409
Koninklijke Philips N.V.
5.750%, 3/11/18	1,611,000	1,845,382
3.750%, 3/15/22	406,000	407,269
Pentair Finance S.A.
1.875%, 9/15/17	1,000,000	987,339
2.650%, 12/1/19	156,000	148,094
5.000%, 5/15/21	505,000	528,535
3.150%, 9/15/22	500,000	453,197
Tyco Electronics Group S.A.
6.550%, 10/1/17	1,180,000	1,343,943
2.375%, 12/17/18	240,000	237,260
Tyco International Finance S.A.
8.500%, 1/15/19	563,000	689,196

		23,106,078

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,042,575
2.600%, 6/26/22	732,000	681,410
Crane Co.
2.750%, 12/15/18	350,000	349,005
4.450%, 12/15/23	400,000	395,676
Deere & Co.
4.375%, 10/16/19	658,000	726,008
2.600%, 6/8/22	1,200,000	1,123,897
Dover Corp.
5.450%, 3/15/18	549,000	613,487
4.300%, 3/1/21	656,000	699,414
Flowserve Corp.
4.000%, 11/15/23	700,000	680,216
Harsco Corp.
2.700%, 10/15/15	774,000	785,610
IDEX Corp.
4.200%, 12/15/21	300,000	294,926
Illinois Tool Works, Inc.
6.250%, 4/1/19	555,000	657,372
3.375%, 9/15/21	300,000	296,793
Joy Global, Inc.
5.125%, 10/15/21	400,000	412,276
Kennametal, Inc.
2.650%, 11/1/19	250,000	244,107
3.875%, 2/15/22	507,000	480,531
Pall Corp.
5.000%, 6/15/20	255,000	267,065
Parker Hannifin Corp.
5.500%, 5/15/18	500,000	565,941
Snap-On, Inc.
4.250%, 1/15/18	200,000	213,292
Stanley Black & Decker, Inc.
2.900%, 11/1/22	994,000	926,761
5.750%, 12/15/53 (l)	600,000	624,000
Wabtec Corp.
4.375%, 8/15/23	200,000	198,446
Xylem, Inc.
3.550%, 9/20/16	583,000	613,559

		12,892,367

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	260,000	266,793
4.375%, 12/1/22	500,000	478,703
Equifax, Inc.
3.300%, 12/15/22	461,000	422,222
Verisk Analytics, Inc.
5.800%, 5/1/21	555,000	600,440

		1,768,158

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	471,000	537,873
4.700%, 10/1/19	636,000	698,432
3.600%, 9/1/20	1,500,000	1,519,035
3.050%, 3/15/22	2,156,000	2,039,392
3.850%, 9/1/23	600,000	589,910
Canadian National Railway Co.
5.550%, 5/15/18	157,000	178,236
5.550%, 3/1/19	977,000	1,116,491
2.250%, 11/15/22	900,000	813,148
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	183,783
7.250%, 5/15/19	625,000	756,741
Con-way, Inc.
7.250%, 1/15/18	500,000	573,813
CSX Corp.
6.250%, 4/1/15	1,069,000	1,142,763
7.900%, 5/1/17	138,000	164,493
6.250%, 3/15/18	460,000	529,896
7.375%, 2/1/19	966,000	1,166,620
3.700%, 10/30/20	200,000	205,085
4.250%, 6/1/21	500,000	524,292
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	269,000	278,757
Kansas City Southern de Mexico S.A. de C.V.
2.350%, 5/15/20	355,000	331,940
3.000%, 5/15/23	121,000	109,866
Norfolk Southern Corp.
7.700%, 5/15/17	1,240,000	1,471,856
5.750%, 4/1/18	401,000	456,082
5.900%, 6/15/19	1,317,000	1,522,776
2.903%, 2/15/23	1,083,000	1,002,846
Ryder System, Inc.
7.200%, 9/1/15	529,000	580,530
3.600%, 3/1/16	494,000	516,336
5.850%, 11/1/16	699,000	777,848
3.500%, 6/1/17	125,000	130,890
2.500%, 3/1/18	250,000	250,893
2.450%, 11/15/18	600,000	596,996
2.350%, 2/26/19	250,000	244,916
Union Pacific Corp.
4.000%, 2/1/21	170,000	176,415
2.950%, 1/15/23	500,000	465,361
2.750%, 4/15/23	1,000,000	910,176

		22,564,487

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Trading Companies & Distributors (0.0%)
Air Lease Corp.
3.375%, 1/15/19	$2,750,000	$2,763,750
GATX Corp.
4.750%, 5/15/15	160,000	168,174
3.500%, 7/15/16	283,000	294,288
2.375%, 7/30/18	388,000	385,320
2.500%, 3/15/19	700,000	687,512
4.850%, 6/1/21	55,000	55,968
3.900%, 3/30/23	151,000	140,979

		4,495,991

Total Industrials		129,360,017

Information Technology (1.7%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	2,721,000	2,989,674
3.150%, 3/14/17	500,000	530,846
4.950%, 2/15/19	2,657,000	2,978,224
4.450%, 1/15/20	1,312,000	1,411,626
Harris Corp.
6.375%, 6/15/19	220,000	255,148
4.400%, 12/15/20	1,000,000	1,035,989
Juniper Networks, Inc.
3.100%, 3/15/16	500,000	515,680
4.600%, 3/15/21	62,000	61,934
Motorola Solutions, Inc.
6.000%, 11/15/17	555,000	627,417
3.750%, 5/15/22	94,000	91,099
3.500%, 3/1/23	1,000,000	921,186
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22	1,094,000	1,050,525

		12,469,348

Computers & Peripherals (0.4%)
Apple, Inc.
0.450%, 5/3/16	1,083,000	1,079,673
1.000%, 5/3/18	4,100,000	3,960,681
2.400%, 5/3/23	4,483,000	4,012,535
EMC Corp.
1.875%, 6/1/18	1,555,000	1,538,873
2.650%, 6/1/20	1,138,000	1,115,900
3.375%, 6/1/23	1,666,000	1,596,906
Hewlett-Packard Co.
2.350%, 3/15/15	478,000	486,354
2.125%, 9/13/15	1,000,000	1,019,282
2.650%, 6/1/16	2,000,000	2,061,631
2.600%, 9/15/17	1,000,000	1,014,507
5.500%, 3/1/18	2,986,000	3,343,179
3.750%, 12/1/20	138,000	137,907
4.375%, 9/15/21	166,000	167,403
4.650%, 12/9/21	3,138,000	3,201,008
4.050%, 9/15/22	1,000,000	984,482
Lexmark International, Inc.
5.125%, 3/15/20	500,000	511,675
NetApp, Inc.
2.000%, 12/15/17	562,000	558,483
Seagate HDD Cayman
3.750%, 11/15/18§	3,000,000	3,033,750

		29,824,229

Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc.
3.375%, 11/1/15	$583,000	$602,948
3.000%, 3/1/18	150,000	148,860
6.000%, 4/1/20	304,000	328,809
Avnet, Inc.
6.000%, 9/1/15	55,000	59,125
5.875%, 6/15/20	1,055,000	1,130,117
Corning, Inc.
1.450%, 11/15/17	555,000	544,895
4.250%, 8/15/20	274,000	289,227
3.700%, 11/15/23	187,000	184,069
Ingram Micro, Inc.
5.250%, 9/1/17	62,000	66,249
5.000%, 8/10/22	555,000	550,162
Jabil Circuit, Inc.
4.700%, 9/15/22	1,000,000	961,100
Tech Data Corp.
3.750%, 9/21/17	300,000	310,228

		5,175,789

Internet Software & Services (0.1%)
Baidu, Inc.
2.250%, 11/28/17	500,000	494,751
3.250%, 8/6/18	1,226,000	1,234,852
3.500%, 11/28/22	500,000	456,895
eBay, Inc.
0.700%, 7/15/15	96,000	96,319
1.625%, 10/15/15	700,000	713,107
1.350%, 7/15/17	571,000	568,171
3.250%, 10/15/20	317,000	319,040
2.600%, 7/15/22	555,000	509,806
Google, Inc.
2.125%, 5/19/16	1,030,000	1,065,581
3.625%, 5/19/21	905,000	943,867

		6,402,389

IT Services (0.3%)
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	400,565
Computer Sciences Corp.
6.500%, 3/15/18	1,116,000	1,282,218
4.450%, 9/15/22	200,000	197,786
Fidelity National Information Services, Inc.
2.000%, 4/15/18	129,000	124,828
5.000%, 3/15/22	1,000,000	1,019,806
3.500%, 4/15/23	1,156,000	1,060,424
Fiserv, Inc.
3.125%, 10/1/15	1,111,000	1,151,179
6.800%, 11/20/17	555,000	641,869
4.750%, 6/15/21	94,000	96,759
3.500%, 10/1/22	500,000	463,149
International Business Machines Corp.
0.550%, 2/6/15	1,000,000	1,002,168
0.750%, 5/11/15	1,000,000	1,004,332
0.450%, 5/6/16	1,319,000	1,308,114
1.950%, 7/22/16	950,000	974,593
1.250%, 2/6/17	1,000,000	1,001,505
5.700%, 9/14/17	6,480,000	7,448,418
1.250%, 2/8/18	1,200,000	1,178,758
1.625%, 5/15/20	2,100,000	1,965,638
1.875%, 8/1/22	1,638,000	1,429,194
3.375%, 8/1/23	1,000,000	972,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Leidos Holdings, Inc.
4.450%, 12/1/20	$255,000	$254,168
Total System Services, Inc.
2.375%, 6/1/18	320,000	310,234
3.750%, 6/1/23	450,000	415,884
Western Union Co.
5.930%, 10/1/16	200,000	221,560
2.875%, 12/10/17	250,000	254,478
5.253%, 4/1/20	1,002,000	1,058,434

		27,238,732

Office Electronics (0.1%)
Xerox Corp.
4.250%, 2/15/15	1,985,000	2,059,231
6.750%, 2/1/17	1,224,000	1,396,464
2.950%, 3/15/17	406,000	416,366
6.350%, 5/15/18	1,003,000	1,147,154
2.750%, 3/15/19	500,000	495,174
5.625%, 12/15/19	594,000	659,748
4.500%, 5/15/21	185,000	190,032

		6,364,169

Semiconductors & Semiconductor Equipment (0.2%)
Altera Corp.
1.750%, 5/15/17	500,000	491,319
2.500%, 11/15/18	500,000	495,651
4.100%, 11/15/23	500,000	472,186
Analog Devices, Inc.
3.000%, 4/15/16	455,000	474,921
2.875%, 6/1/23	250,000	226,696
Applied Materials, Inc.
4.300%, 6/15/21	625,000	643,252
Broadcom Corp.
2.500%, 8/15/22	1,055,000	941,852
Intel Corp.
1.950%, 10/1/16	1,555,000	1,601,405
1.350%, 12/15/17	1,911,000	1,886,557
3.300%, 10/1/21	1,143,000	1,134,330
2.700%, 12/15/22	1,763,000	1,615,533
KLA-Tencor Corp.
6.900%, 5/1/18	293,000	342,641
Maxim Integrated Products, Inc.
2.500%, 11/15/18	750,000	745,053
3.375%, 3/15/23	400,000	364,860
National Semiconductor Corp.
3.950%, 4/15/15	1,055,000	1,100,053
Texas Instruments, Inc.
2.375%, 5/16/16	905,000	937,989
1.000%, 5/1/18	500,000	480,021
1.650%, 8/3/19	305,000	294,594
2.250%, 5/1/23	750,000	660,464

		14,909,377

Software (0.4%)
Adobe Systems, Inc.
3.250%, 2/1/15	352,000	361,319
4.750%, 2/1/20	837,000	900,487
Autodesk, Inc.
1.950%, 12/15/17	297,000	293,685
CA, Inc.
2.875%, 8/15/18	500,000	499,730
5.375%, 12/1/19	800,000	889,377
4.500%, 8/15/23	250,000	249,497
Intuit, Inc.
5.750%, 3/15/17	1,000,000	1,130,441
Microsoft Corp.
2.500%, 2/8/16	3,000,000	3,113,697
1.000%, 5/1/18	487,000	474,679
1.625%, 12/6/18	900,000	887,188
4.200%, 6/1/19	580,000	640,850
3.000%, 10/1/20	594,000	604,872
4.000%, 2/8/21	1,000,000	1,055,893
2.125%, 11/15/22	500,000	448,435
2.375%, 5/1/23	1,000,000	909,581
3.625%, 12/15/23	800,000	798,894
Oracle Corp.
5.250%, 1/15/16	3,015,000	3,288,872
1.200%, 10/15/17	1,000,000	983,876
5.750%, 4/15/18	1,116,000	1,291,942
2.375%, 1/15/19	1,500,000	1,509,169
5.000%, 7/8/19	3,500,000	3,957,903
2.500%, 10/15/22	1,763,000	1,605,528
3.625%, 7/15/23	1,000,000	989,333
Symantec Corp.
4.200%, 9/15/20	1,100,000	1,106,065
3.950%, 6/15/22	1,000,000	968,176

		28,959,489

Total Information Technology		131,343,522

Materials (1.6%)
Chemicals (0.6%)
Agrium, Inc.
6.750%, 1/15/19	500,000	582,357
3.150%, 10/1/22	86,000	78,957
3.500%, 6/1/23	1,000,000	930,690
Air Products and Chemicals, Inc.
2.000%, 8/2/16	235,000	240,510
4.375%, 8/21/19	394,000	422,148
2.750%, 2/3/23	1,000,000	919,446
Airgas, Inc.
3.250%, 10/1/15	755,000	782,486
1.650%, 2/15/18	500,000	487,748
Albemarle Corp.
4.500%, 12/15/20	500,000	512,730
Cabot Corp.
5.000%, 10/1/16	394,000	430,708
3.700%, 7/15/22	500,000	474,489
CF Industries, Inc.
7.125%, 5/1/20	1,094,000	1,282,909
3.450%, 6/1/23	1,000,000	910,177
Dow Chemical Co.
2.500%, 2/15/16	2,365,000	2,438,884
8.550%, 5/15/19	2,530,000	3,259,924
4.250%, 11/15/20	1,984,000	2,113,893
4.125%, 11/15/21	55,000	56,865
3.000%, 11/15/22	888,000	828,763
E.I. du Pont de Nemours & Co.
3.250%, 1/15/15	1,184,000	1,219,127
1.950%, 1/15/16	1,000,000	1,024,152
5.250%, 12/15/16	149,000	167,174
6.000%, 7/15/18	2,203,000	2,556,034
5.750%, 3/15/19	500,000	575,082
3.625%, 1/15/21	1,611,000	1,641,376
2.800%, 2/15/23	888,000	814,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Eastman Chemical Co.
2.400%, 6/1/17	$83,000	$84,185
5.500%, 11/15/19	427,000	471,022
3.600%, 8/15/22	1,125,000	1,080,882
Ecolab, Inc.
1.000%, 8/9/15	146,000	146,132
3.000%, 12/8/16	1,500,000	1,570,386
4.350%, 12/8/21	1,267,000	1,313,456
Lubrizol Corp.
8.875%, 2/1/19	500,000	648,094
LYB International Finance B.V.
4.000%, 7/15/23	1,055,000	1,036,921
LyondellBasell Industries N.V.
6.000%, 11/15/21	1,800,000	2,055,425
Methanex Corp.
3.250%, 12/15/19	193,000	193,482
Monsanto Co.
5.125%, 4/15/18	824,000	926,417
1.850%, 11/15/18	400,000	393,573
2.200%, 7/15/22	250,000	225,966
Mosaic Co.
4.250%, 11/15/23	1,000,000	992,703
NewMarket Corp.
4.100%, 12/15/22	167,000	158,521
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	843,000	882,552
6.500%, 5/15/19	815,000	963,417
4.875%, 3/30/20	194,000	208,796
PPG Industries, Inc.
1.900%, 1/15/16	733,000	744,535
6.650%, 3/15/18	383,000	443,129
3.600%, 11/15/20	350,000	354,779
2.700%, 8/15/22	500,000	453,220
Praxair, Inc.
4.625%, 3/30/15	960,000	1,008,263
0.750%, 2/21/16	400,000	399,509
1.050%, 11/7/17	656,000	635,662
1.250%, 11/7/18	1,400,000	1,343,869
4.500%, 8/15/19	755,000	831,822
4.050%, 3/15/21	500,000	522,027
3.000%, 9/1/21	555,000	544,734
2.200%, 8/15/22	405,000	361,255
2.700%, 2/21/23	433,000	400,498
RPM International, Inc.
6.125%, 10/15/19	655,000	731,067
Sherwin-Williams Co.
1.350%, 12/15/17	550,000	533,769
Valspar Corp.
7.250%, 6/15/19	394,000	461,807
4.200%, 1/15/22	200,000	197,919
Westlake Chemical Corp.
3.600%, 7/15/22	308,000	294,910

		48,366,082

Construction Materials (0.1%)
CRH America, Inc.
6.000%, 9/30/16	3,109,000	3,475,826
8.125%, 7/15/18	269,000	329,540
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	341,438

		4,146,804

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	169,000	175,545
3.350%, 4/15/23	300,000	273,956
Bemis Co., Inc.
6.800%, 8/1/19	404,000	472,807
Packaging Corp. of America
4.500%, 11/1/23	200,000	199,500

		1,121,808

Metals & Mining (0.8%)
Alcoa, Inc.
6.750%, 7/15/18	900,000	1,012,500
5.720%, 2/23/19	300,000	319,860
6.150%, 8/15/20	1,145,000	1,240,894
5.400%, 4/15/21	1,305,000	1,323,759
5.870%, 2/23/22	100,000	102,938
Allegheny Technologies, Inc.
9.375%, 6/1/19	559,000	679,260
5.875%, 8/15/23	600,000	607,845
Barrick Gold Corp.
6.950%, 4/1/19	1,978,000	2,271,080
3.850%, 4/1/22	2,000,000	1,800,298
4.100%, 5/1/23	855,000	767,382
Barrick North America Finance LLC
4.400%, 5/30/21	111,000	106,479
BHP Billiton Finance USA Ltd.
1.000%, 2/24/15	1,500,000	1,509,865
7.250%, 3/1/16	598,000	678,469
1.875%, 11/21/16	750,000	764,798
1.625%, 2/24/17	1,000,000	1,010,061
5.400%, 3/29/17	139,000	155,594
6.500%, 4/1/19	2,368,000	2,831,946
3.250%, 11/21/21	388,000	385,993
2.875%, 2/24/22	1,406,000	1,337,714
Carpenter Technology Corp.
4.450%, 3/1/23	100,000	96,624
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	1,711,000	1,734,526
Cliffs Natural Resources, Inc.
3.950%, 1/15/18	583,000	585,899
5.900%, 3/15/20	700,000	739,431
4.800%, 10/1/20	173,000	170,982
4.875%, 4/1/21	94,000	91,042
Freeport-McMoRan Copper & Gold, Inc.
1.400%, 2/13/15	1,000,000	1,006,010
2.150%, 3/1/17	1,000,000	1,025,895
2.375%, 3/15/18	5,000,000	4,983,463
3.100%, 3/15/20	1,656,000	1,615,435
3.550%, 3/1/22	1,794,000	1,697,289
3.875%, 3/15/23	1,638,000	1,545,304
Glencore Canada Corp.
5.500%, 6/15/17	512,000	556,653
Goldcorp, Inc.
2.125%, 3/15/18	656,000	641,958
3.700%, 3/15/23	555,000	495,268
Newmont Mining Corp.
5.125%, 10/1/19	928,000	957,952
3.500%, 3/15/22	1,044,000	885,153
Nucor Corp.
5.750%, 12/1/17	763,000	860,347
5.850%, 6/1/18	755,000	856,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	$455,000	$443,747
Rio Tinto Alcan, Inc.
5.000%, 6/1/15	1,221,000	1,290,055
Rio Tinto Finance USA Ltd.
1.875%, 11/2/15	2,500,000	2,541,318
6.500%, 7/15/18	920,000	1,083,618
9.000%, 5/1/19	931,000	1,212,480
3.500%, 11/2/20	1,000,000	1,014,859
4.125%, 5/20/21	1,388,000	1,432,513
3.750%, 9/20/21	1,000,000	1,004,296
Rio Tinto Finance USA plc
1.375%, 6/17/16	1,500,000	1,507,364
2.000%, 3/22/17	500,000	508,144
1.625%, 8/21/17	1,055,000	1,054,016
2.250%, 12/14/18	1,500,000	1,487,389
3.500%, 3/22/22	687,000	670,532
2.875%, 8/21/22	1,055,000	976,059
Southern Copper Corp.
5.375%, 4/16/20	193,000	205,837
3.500%, 11/8/22	244,000	223,654
Teck Resources Ltd.
3.850%, 8/15/17	3,031,000	3,206,462
4.500%, 1/15/21	180,000	179,934
3.750%, 2/1/23	111,000	102,626
Vale Overseas Ltd.
6.250%, 1/11/16	478,000	522,344
6.250%, 1/23/17	2,426,000	2,692,437
4.625%, 9/15/20	1,611,000	1,651,447
4.375%, 1/11/22	1,062,000	1,026,029

		65,489,395

Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	2,000,000	1,885,000
International Paper Co.
5.300%, 4/1/15	1,064,000	1,120,949
7.950%, 6/15/18	1,744,000	2,131,191
9.375%, 5/15/19	666,000	867,548
7.500%, 8/15/21	156,000	191,218
4.750%, 2/15/22	149,000	155,672

		6,351,578

Total Materials		125,475,667

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
0.875%, 2/13/15	1,000,000	1,002,983
2.500%, 8/15/15	4,276,000	4,393,088
0.900%, 2/12/16	1,500,000	1,496,242
2.950%, 5/15/16	1,100,000	1,149,522
5.625%, 6/15/16	589,000	649,245
2.400%, 8/15/16	480,000	494,064
1.600%, 2/15/17	1,000,000	1,001,981
1.700%, 6/1/17	1,276,000	1,283,248
1.400%, 12/1/17	1,000,000	977,018
5.500%, 2/1/18	3,972,000	4,497,295
2.375%, 11/27/18	1,500,000	1,492,485
5.800%, 2/15/19	1,901,000	2,191,303
4.450%, 5/15/21	1,276,000	1,344,720
3.875%, 8/15/21	497,000	503,129
3.000%, 2/15/22	1,000,000	944,325
2.625%, 12/1/22	2,156,000	1,947,382
British Telecommunications plc
1.625%, 6/28/16	840,000	854,308
5.950%, 1/15/18	1,200,000	1,368,709
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%, 12/15/17	500,000	496,377
3.849%, 4/15/23	500,000	468,107
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	2,387,000	3,028,735
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	1,650,000	1,944,459
GTE Corp.
6.840%, 4/15/18	62,000	72,608
Orange S.A.
2.125%, 9/16/15	1,000,000	1,015,076
2.750%, 9/14/16	555,000	575,823
5.375%, 7/8/19	1,111,000	1,238,488
4.125%, 9/14/21	1,000,000	1,003,928
Qwest Corp.
6.500%, 6/1/17	750,000	847,500
6.750%, 12/1/21	1,111,000	1,222,508
Telefonica Emisiones S.A.U.
4.949%, 1/15/15	414,000	431,556
3.992%, 2/16/16	2,455,000	2,575,771
6.421%, 6/20/16	699,000	780,147
6.221%, 7/3/17	473,000	534,141
3.192%, 4/27/18	1,000,000	1,013,989
5.877%, 7/15/19	505,000	563,770
5.134%, 4/27/20	629,000	667,771
5.462%, 2/16/21	2,322,000	2,462,598
4.570%, 4/27/23	500,000	494,423
Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	1,100,000	1,198,122
Verizon Communications, Inc.
0.700%, 11/2/15	1,000,000	996,328
5.550%, 2/15/16	2,762,000	3,016,778
3.000%, 4/1/16	1,000,000	1,042,794
2.500%, 9/15/16	3,044,000	3,147,815
2.000%, 11/1/16	1,000,000	1,020,034
1.100%, 11/1/17	1,000,000	977,355
5.500%, 2/15/18	1,933,000	2,190,990
6.100%, 4/15/18	208,000	241,173
3.650%, 9/14/18	5,200,000	5,480,195
8.750%, 11/1/18	1,541,000	1,970,383
6.350%, 4/1/19	2,067,000	2,433,461
4.500%, 9/15/20	2,057,000	2,197,145
4.600%, 4/1/21	1,666,000	1,780,349
3.500%, 11/1/21	1,000,000	991,934
2.450%, 11/1/22	1,406,000	1,254,051
5.150%, 9/15/23	9,500,000	10,179,490

		89,147,219

Wireless Telecommunication Services (0.3%)
America Movil S.A.B. de C.V.
5.750%, 1/15/15	62,000	64,876
3.625%, 3/30/15	100,000	102,992
2.375%, 9/8/16	1,300,000	1,334,571
5.625%, 11/15/17	2,280,000	2,571,582
5.000%, 3/30/20	2,826,000	3,077,334
3.125%, 7/16/22	1,000,000	922,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Rogers Communications, Inc.
7.500%, 3/15/15	$111,000	$119,858
6.800%, 8/15/18	1,324,000	1,584,031
3.000%, 3/15/23	750,000	692,942
Vodafone Group plc
5.000%, 9/15/15	3,000,000	3,201,902
0.900%, 2/19/16	1,055,000	1,050,217
5.625%, 2/27/17	2,027,000	2,273,974
1.625%, 3/20/17	250,000	249,645
1.250%, 9/26/17	1,000,000	973,418
1.500%, 2/19/18	2,000,000	1,946,460
5.450%, 6/10/19	1,437,000	1,627,500
2.500%, 9/26/22	611,000	541,154
2.950%, 2/19/23	1,194,000	1,085,541

		23,420,834

Total Telecommunication Services		112,568,053

Utilities (1.7%)
Electric Utilities (1.0%)
Alabama Power Co.
0.550%, 10/15/15	1,000,000	998,265
American Electric Power Co., Inc.
1.650%, 12/15/17	500,000	494,414
2.950%, 12/15/22	83,000	77,020
Appalachian Power Co. 3.400%, 5/24/15	500,000	514,610
Arizona Public Service Co. 8.750%, 3/1/19	461,000	582,490
Baltimore Gas & Electric Co. 5.900%, 10/1/16	156,000	174,884
2.800%, 8/15/22	300,000	277,801
CenterPoint Energy Houston Electric LLC 2.250%, 8/1/22	250,000	227,540
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	493,000	543,446
Commonwealth Edison Co.
5.950%, 8/15/16	500,000	559,669
1.950%, 9/1/16	175,000	178,237
6.150%, 9/15/17	940,000	1,086,854
4.000%, 8/1/20	359,000	379,930
3.400%, 9/1/21	250,000	248,047
Connecticut Light & Power Co.
5.650%, 5/1/18	55,000	62,796
2.500%, 1/15/23	156,000	141,434
Series 09-A 5.500%, 2/1/19	500,000	577,320
Dayton Power & Light Co. 1.875%, 9/15/16§	250,000	249,672
Detroit Edison Co.
5.600%, 6/15/18	250,000	290,038
3.900%, 6/1/21	500,000	520,250
Dominion Gas Holdings LLC 1.050%, 11/1/16§	500,000	499,465
Duke Energy Carolinas LLC
7.000%, 11/15/18	401,000	487,700
4.300%, 6/15/20	138,000	147,203
Duke Energy Corp.
3.350%, 4/1/15	1,524,000	1,575,761
1.625%, 8/15/17	500,000	496,694
2.100%, 6/15/18	250,000	247,740
5.050%, 9/15/19	655,000	722,754
3.050%, 8/15/22	1,055,000	983,594
Duke Energy Florida, Inc.
5.800%, 9/15/17	1,000,000	1,145,753
5.650%, 6/15/18	346,000	396,342
4.550%, 4/1/20	149,000	161,213
Duke Energy Indiana, Inc.
6.050%, 6/15/16	500,000	555,190
3.750%, 7/15/20	1,062,000	1,085,152
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	554,290
3.800%, 9/1/23	1,000,000	1,001,333
Duke Energy Progress, Inc. 5.300%, 1/15/19	1,611,000	1,828,621
Edison International 3.750%, 9/15/17	531,000	557,409
Entergy Arkansas, Inc. 3.750%, 2/15/21	1,111,000	1,113,628
Entergy Corp. 3.625%, 9/15/15	500,000	518,658
4.700%, 1/15/17	250,000	268,837
5.125%, 9/15/20	742,000	780,976
Entergy Texas, Inc. 7.125%, 2/1/19	555,000	655,882
Exelon Corp. 4.900%, 6/15/15	354,000	372,609
Florida Power & Light Co.
5.550%, 11/1/17	500,000	571,862
2.750%, 6/1/23	250,000	234,922
Georgia Power Co.
3.000%, 4/15/16	156,000	163,646
5.400%, 6/1/18	1,000,000	1,124,821
4.250%, 12/1/19	307,000	336,107
2.850%, 5/15/22	638,000	599,244
Great Plains Energy, Inc.
4.850%, 6/1/21	62,000	65,677
Hydro-Quebec 7.500%, 4/1/16	2,000,000	2,296,836
2.000%, 6/30/16	1,381,000	1,414,680
8.400%, 1/15/22	125,000	165,323
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,300,245
3.200%, 3/15/23	150,000	139,233
Jersey Central Power & Light Co.
5.650%, 6/1/17	1,500,000	1,671,350
7.350%, 2/1/19	55,000	65,082
Kansas City Power & Light Co.
5.850%, 6/15/17	55,000	59,461
6.375%, 3/1/18	555,000	626,186
7.150%, 4/1/19	500,000	602,370
3.150%, 3/15/23	250,000	234,395
Kentucky Utilities Co. 1.625%, 11/1/15	1,000,000	1,018,031
LG&E and KU Energy LLC 2.125%, 11/15/15	55,000	55,889
3.750%, 11/15/20	1,208,000	1,227,352
Louisville Gas & Electric Co. 1.625%, 11/15/15	1,000,000	1,019,064
Metropolitan Edison Co. 7.700%, 1/15/19	500,000	607,937
MidAmerican Energy Co. 2.400%, 3/15/19	850,000	861,942
Nevada Power Co.
6.500%, 8/1/18	1,111,000	1,306,993
7.125%, 3/15/19	500,000	605,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
NextEra Energy Capital Holdings, Inc.
1.200%, 6/1/15	$1,283,000	$1,292,169
7.875%, 12/15/15	349,000	394,138
6.000%, 3/1/19	901,000	1,021,054
4.500%, 6/1/21	1,000,000	1,035,308
Northeast Utilities 4.500%, 11/15/19	352,000	383,426
Northern States Power Co.
1.950%, 8/15/15	474,000	484,288
5.250%, 3/1/18	500,000	562,486
2.150%, 8/15/22	1,000,000	890,102
NSTAR Electric Co.
5.625%, 11/15/17	750,000	848,040
2.375%, 10/15/22	1,250,000	1,137,854
Ohio Power Co. 6.050%, 5/1/18	111,000	128,161
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15	187,000	197,489
5.000%, 9/30/17	1,000,000	1,068,806
6.800%, 9/1/18	611,000	714,896
7.000%, 9/1/22	750,000	892,892
Pacific Gas & Electric Co.
5.625%, 11/30/17	1,000,000	1,137,537
8.250%, 10/15/18	755,000	952,359
3.500%, 10/1/20	1,232,000	1,245,173
3.250%, 6/15/23	250,000	238,247
PacifiCorp
5.500%, 1/15/19	300,000	346,788
2.950%, 2/1/22	500,000	475,500
Peco Energy Co.
1.200%, 10/15/16	194,000	195,048
5.350%, 3/1/18	55,000	62,620
2.375%, 9/15/22	500,000	454,503
Portland General Electric Co. 6.100%, 4/15/19	373,000	435,838
PPL Capital Funding, Inc.
1.900%, 6/1/18	1,000,000	979,165
4.200%, 6/15/22	1,078,000	1,072,310
3.500%, 12/1/22	1,000,000	946,651
3.400%, 6/1/23	250,000	234,999
PPL Electric Utilities Corp. 2.500%, 9/1/22	200,000	182,334
Progress Energy, Inc.
5.625%, 1/15/16	55,000	60,037
7.050%, 3/15/19	1,055,000	1,269,774
4.400%, 1/15/21	156,000	162,784
3.150%, 4/1/22	1,138,000	1,086,327
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	39,686
3.200%, 11/15/20	83,000	83,577
2.250%, 9/15/22	500,000	452,674
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	58,228
4.400%, 2/1/21	205,000	216,736
Public Service Electric & Gas Co.
5.300%, 5/1/18	596,000	674,335
2.300%, 9/15/18	1,000,000	1,010,752
3.500%, 8/15/20	55,000	56,277
2.375%, 5/15/23	500,000	456,607
Scottish Power Ltd. 5.375%, 3/15/15	1,000,000	1,050,316
Sierra Pacific Power Co. 6.000%, 5/15/16	55,000	60,916
South Carolina Electric & Gas Co. 6.500%, 11/1/18	500,000	595,228
Southern California Edison Co.
5.500%, 8/15/18	500,000	576,540
3.875%, 6/1/21	586,000	612,704
Southern Co.
2.375%, 9/15/15	500,000	512,452
1.950%, 9/1/16	310,000	315,909
Southwestern Electric Power Co.
5.550%, 1/15/17	66,000	73,111
6.450%, 1/15/19	344,000	398,149
3.550%, 2/15/22	2,000,000	1,949,798
Southwestern Public Service Co. 8.750%, 12/1/18	500,000	635,245
Tampa Electric Co.
6.100%, 5/15/18	249,000	289,346
2.600%, 9/15/22	200,000	184,532
UIL Holdings Corp. 4.625%, 10/1/20	500,000	498,541
Virginia Electric & Power Co.
5.400%, 1/15/16	1,047,000	1,141,703
5.400%, 4/30/18	500,000	567,290
5.000%, 6/30/19	591,000	663,333
2.750%, 3/15/23	583,000	542,037
Westar Energy, Inc. 5.100%, 7/15/20	500,000	555,421
Wisconsin Electric Power Co.
4.250%, 12/15/19	752,000	816,363
2.950%, 9/15/21	680,000	666,817
Wisconsin Power & Light Co. 5.000%, 7/15/19	297,000	336,052
Xcel Energy, Inc.
0.750%, 5/9/16	111,000	109,882
4.700%, 5/15/20	711,000	778,048

		82,283,184

Gas Utilities (0.1%)
Atmos Energy Corp. 8.500%, 3/15/19	799,000	1,017,786
Boardwalk Pipelines LP 5.750%, 9/15/19	650,000	724,319
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	346,000	398,291
4.500%, 1/15/21	1,297,000	1,384,222
DCP Midstream Operating LP
3.250%, 10/1/15	200,000	206,501
3.875%, 3/15/23	1,055,000	965,531
National Fuel Gas Co. 3.750%, 3/1/23	1,000,000	936,900
ONEOK, Inc.
5.200%, 6/15/15	500,000	529,252
4.250%, 2/1/22	156,000	148,259
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	833,000	947,036
Questar Corp. 2.750%, 2/1/16	125,000	128,761
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	846,000	951,934
4.400%, 6/15/21	83,000	85,469

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Southwest Gas Corp. 3.875%, 4/1/22	$500,000	$506,205

		8,930,466

Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.
4.550%, 6/15/15	500,000	523,777
5.150%, 12/1/20	555,000	590,123
Exelon Generation Co. LLC
6.200%, 10/1/17	651,000	731,393
5.200%, 10/1/19	2,000,000	2,146,826
PPL Energy Supply LLC
6.200%, 5/15/16	500,000	551,150
6.500%, 5/1/18	124,000	138,178
PSEG Power LLC
5.500%, 12/1/15	140,000	152,354
5.125%, 4/15/20	1,286,000	1,398,384
Southern Power Co. 4.875%, 7/15/15	1,000,000	1,061,143
Tennessee Valley Authority
5.500%, 7/18/17	4,322,000	4,947,292
6.250%, 12/15/17	62,000	73,517
4.500%, 4/1/18	156,000	172,888
3.875%, 2/15/21	2,383,000	2,517,092
1.875%, 8/15/22	1,000,000	890,681
TransAlta Corp. 4.750%, 1/15/15	1,055,000	1,095,135

		16,989,933

Multi-Utilities (0.4%)
AGL Capital Corp. 3.500%, 9/15/21	638,000	633,114
Ameren Corp.
9.750%, 11/15/18	1,000,000	1,305,340
2.700%, 9/1/22	500,000	468,271
Avista Corp. 5.125%, 4/1/22	500,000	551,434
Black Hills Corp.
4.250%, 11/30/23	600,000	597,336
CenterPoint Energy, Inc.
5.950%, 2/1/17	55,000	61,776
6.500%, 5/1/18	500,000	583,945
CMS Energy Corp.
5.050%, 3/15/22	1,500,000	1,617,851
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	385,000	444,545
7.125%, 12/1/18	943,000	1,148,749
6.650%, 4/1/19	555,000	666,108
4.450%, 6/15/20	500,000	540,199
Consumers Energy Co.
6.700%, 9/15/19	1,890,000	2,277,517
Delmarva Power & Light Co.
3.500%, 11/15/23	1,000,000	978,249
Dominion Resources, Inc.
5.150%, 7/15/15	382,000	406,579
2.250%, 9/1/15	1,500,000	1,536,836
5.600%, 11/15/16	280,000	312,455
8.875%, 1/15/19	699,000	887,159
5.200%, 8/15/19	316,000	354,212
7.500%, 6/30/66 (l)	200,000	214,000
Series 07-A
6.000%, 11/30/17	941,000	1,083,386
DTE Energy Co.
6.350%, 6/1/16	111,000	124,830
Integrys Energy Group, Inc.
6.110%, 12/1/66 (l)	200,000	199,000
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	927,000	1,062,566
3.750%, 11/15/23§	2,000,000	1,943,393
National Grid plc
6.300%, 8/1/16	478,000	537,431
NiSource Finance Corp.
6.400%, 3/15/18	1,305,000	1,495,497
6.800%, 1/15/19	1,000,000	1,165,505
5.450%, 9/15/20	55,000	60,962
San Diego Gas & Electric Co.
3.600%, 9/1/23	1,650,000	1,644,222
SCANA Corp.
6.250%, 4/1/20	255,000	278,933
Sempra Energy
6.500%, 6/1/16	442,000	496,052
2.300%, 4/1/17	550,000	559,646
6.150%, 6/15/18	55,000	63,002
9.800%, 2/15/19	1,000,000	1,313,381
2.875%, 10/1/22	535,000	493,557
TECO Finance, Inc.
4.000%, 3/15/16	562,000	596,607
5.150%, 3/15/20	877,000	959,189
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	530,000	548,550

		30,211,384

Water Utilities (0.0%)
United Utilities plc
5.375%, 2/1/19	500,000	534,052

Total Utilities		138,949,019

Total Corporate Bonds		2,456,279,356

Government Securities (64.7%)
Foreign Governments (2.9%)
African Development Bank
0.750% 10/18/16	2,000,000	1,993,048
Canadian Government Bond
0.875% 2/14/17	3,165,000	3,156,479
China Development Bank Corp.
5.000% 10/15/15	500,000	531,550
Development Bank of Japan
4.250% 6/9/15	500,000	526,262
5.125% 2/1/17	1,100,000	1,231,289
Egypt Government AID Bonds
4.450% 9/15/15	1,000,000	1,066,144
Export Development Canada
2.250% 5/28/15	2,750,000	2,820,243
0.500% 9/15/15	1,000,000	1,000,047
1.250% 10/26/16	110,000	111,317
0.750% 12/15/17	1,250,000	1,220,962
Export-Import Bank of Korea
5.875% 1/14/15	1,362,000	1,430,250
4.125% 9/9/15	2,650,000	2,778,684
4.000% 1/11/17	800,000	845,856
1.750% 2/27/18	1,591,000	1,546,786
2.875% 9/17/18	1,500,000	1,514,484
5.125% 6/29/20	500,000	548,425

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
4.000% 1/29/21	$1,500,000	$1,532,910
5.000% 4/11/22	500,000	542,385
Federative Republic of Brazil
7.875% 3/7/15	2,000,000	2,154,000
6.000% 1/17/17	2,000,000	2,228,000
8.000% 1/15/18	1,608,000	1,784,880
5.875% 1/15/19	1,694,000	1,902,362
8.875% 10/14/19	554,000	720,200
4.875% 1/22/21	2,500,000	2,637,500
2.625% 1/5/23	2,000,000	1,725,000
FMS Wertmanagement AoeR
0.625% 4/18/16	2,100,000	2,095,874
1.125% 10/14/16	1,000,000	1,005,507
1.000% 11/21/17	1,650,000	1,627,321
1.625% 11/20/18	1,500,000	1,445,417
Inter-American Development Bank
2.125% 11/9/20	3,000,000	2,905,754
International Bank for Reconstruction & Development
0.375% 11/16/15	2,000,000	1,997,185
2.125% 11/1/20	2,000,000	1,942,749
International Finance Corp.
0.625% 11/15/16	2,000,000	1,984,925
Japan Bank for International Cooperation
1.125% 7/19/17	3,000,000	2,974,004
1.750% 7/31/18	2,000,000	1,979,245
1.750% 11/13/18	1,500,000	1,470,736
3.375% 7/31/23	2,000,000	1,959,879
Japan Finance Corp.
2.875% 2/2/15	2,500,000	2,565,322
2.500% 1/21/16	2,300,000	2,381,834
2.500% 5/18/16	1,200,000	1,247,954
2.250% 7/13/16	276,000	285,080
Japan Finance Organization for Municipalities
4.625% 4/21/15	1,500,000	1,576,663
5.000% 5/16/17	1,200,000	1,338,420
4.000% 1/13/21	700,000	742,865
Korea Development Bank
4.375% 8/10/15	615,000	645,863
1.000% 1/22/16	1,500,000	1,485,315
3.250% 3/9/16	626,000	649,515
4.000% 9/9/16	1,000,000	1,062,914
1.500% 1/22/18	1,000,000	960,650
3.000% 3/17/19	1,000,000	998,327
3.000% 9/14/22	1,000,000	939,490
Korea Finance Corp.
3.250% 9/20/16	650,000	676,734
2.250% 8/7/17	1,000,000	997,101
Province of British Columbia
2.850% 6/15/15	1,945,000	2,008,639
2.100% 5/18/16	1,000,000	1,031,997
1.200% 4/25/17	1,500,000	1,503,860
2.650% 9/22/21	1,000,000	966,750
2.000% 10/23/22	733,000	650,738
Province of Manitoba
4.900% 12/6/16	871,000	970,345
1.125% 6/1/18	1,000,000	968,431
1.750% 5/30/19	1,000,000	970,459
2.100% 9/6/22	1,468,000	1,318,050
Province of New Brunswick
2.750% 6/15/18	1,312,000	1,351,379
Province of Nova Scotia
2.375% 7/21/15	500,000	509,318
5.125% 1/26/17	1,683,000	1,882,419
Province of Ontario
4.500% 2/3/15	250,000	260,985
2.950% 2/5/15	2,138,000	2,196,444
0.950% 5/26/15	3,750,000	3,772,165
2.700% 6/16/15	6,156,000	6,348,097
1.875% 9/15/15	359,000	366,574
4.750% 1/19/16	125,000	135,140
2.300% 5/10/16	2,000,000	2,066,891
1.000% 7/22/16	3,000,000	3,004,703
4.950% 11/28/16	304,000	337,541
1.100% 10/25/17	1,861,000	1,832,005
1.200% 2/14/18	1,000,000	979,486
2.000% 9/27/18	1,500,000	1,494,922
1.650% 9/27/19	1,166,000	1,110,557
4.000% 10/7/19	332,000	357,422
4.400% 4/14/20	5,000,000	5,460,759
2.450% 6/29/22	1,611,000	1,477,076
Province of Quebec
4.600% 5/26/15	1,478,000	1,563,006
5.125% 11/14/16	1,520,000	1,691,885
4.625% 5/14/18	1,527,000	1,698,078
3.500% 7/29/20	1,611,000	1,648,083
2.750% 8/25/21	500,000	479,220
2.625% 2/13/23	2,406,000	2,186,148
Republic of Chile
3.875% 8/5/20	600,000	629,400
3.250% 9/14/21	1,000,000	983,000
2.250% 10/30/22	500,000	447,500
Republic of Colombia
7.375% 1/27/17	1,500,000	1,736,250
7.375% 3/18/19	2,250,000	2,694,375
4.375% 7/12/21	1,350,000	1,390,500
2.625% 3/15/23	1,000,000	875,000
Republic of Italy
4.500% 1/21/15	3,278,000	3,390,375
3.125% 1/26/15	3,000,000	3,069,002
4.750% 1/25/16	100,000	106,336
5.250% 9/20/16	2,655,000	2,874,903
5.375% 6/12/17	2,500,000	2,726,632
Republic of Korea
7.125% 4/16/19	1,546,000	1,888,588
3.875% 9/11/23	250,000	253,595
Republic of Panama
7.250% 3/15/15	153,000	164,475
5.200% 1/30/20	1,143,000	1,245,870
Republic of Peru
8.375% 5/3/16	775,000	896,287
7.125% 3/30/19	1,392,000	1,681,536
Republic of Philippines
8.000% 1/15/16	700,000	791,875
6.500% 1/20/20	312,000	366,990
4.000% 1/15/21	5,415,000	5,618,063
Republic of Poland
3.875% 7/16/15	1,443,000	1,507,801
5.000% 10/19/15	1,255,000	1,346,789
6.375% 7/15/19	2,574,000	2,999,558
5.125% 4/21/21	1,500,000	1,619,492
5.000% 3/23/22	2,062,000	2,192,309
3.000% 3/17/23	1,750,000	1,588,438
Republic of South Africa
6.875% 5/27/19	1,883,000	2,151,327
5.500% 3/9/20	1,638,000	1,744,470
5.875% 5/30/22	1,000,000	1,071,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Republic of Turkey
7.500% 7/14/17	$10,608,000	$11,894,220
6.750% 4/3/18	312,000	339,690
7.500% 11/7/19	2,200,000	2,469,500
3.250% 3/23/23	5,615,000	4,632,375
Republic of Uruguay
8.000% 11/18/22	1,000,000	1,240,000
State of Israel
5.500% 11/9/16	519,000	581,799
5.125% 3/26/19	1,498,000	1,707,720
4.000% 6/30/22	1,000,000	1,042,500
3.150% 6/30/23	500,000	477,500
Svensk Exportkredit AB
0.625% 9/4/15	1,400,000	1,401,672
1.750% 10/20/15	2,230,000	2,276,090
0.625% 5/31/16	1,000,000	994,568
2.125% 7/13/16	1,000,000	1,030,289
5.125% 3/1/17	569,000	637,813
1.125% 4/5/18	2,000,000	1,946,993
United Mexican States
6.625% 3/3/15	1,500,000	1,598,250
5.625% 1/15/17	662,000	739,785
5.950% 3/19/19	3,000,000	3,465,000
5.125% 1/15/20	250,000	276,875
3.625% 3/15/22	9,700,000	9,554,500

		232,450,403

Municipal Bonds (0.2%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839% 1/1/41	2,000	2,010
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491% 11/1/39	4,000	4,322
City & County of Denver, General Obligation Bonds, Series 2010A
5.650% 8/1/30	4,000	4,247
City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845% 1/1/38	2,000	2,112
6.395% 1/1/40	4,000	4,416
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010EE 6.011% 6/15/42	4,000	4,628
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 5.724% 6/15/42	2,000	2,229
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011A 5.508% 8/1/37	8,000	8,859
City of New York, General Obligation Bonds,
Series 2009-A1 5.206% 10/1/31	4,000	4,110
Commonwealth of Massachusetts, General Obligation Bonds,
Series 2010E 4.200% 12/1/21	155,000	163,691
County of Clark Airport System, Revenue Bonds,
Series 2009B 6.881% 7/1/42	4,000	4,241
County of Los Angeles Community College District, General Obligation Bonds,
Series 2008-E 6.750% 8/1/49	4,000	5,015
County of Nashville & Davidson Convention Center Authority, Revenue Bonds,
Series 2010A-2 6.731% 7/1/43	204,000	224,684
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010B 6.138% 5/1/49	4,000	4,600
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107% 7/1/18	1,000,000	976,090
2.995% 7/1/20	140,000	132,506
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637% 4/1/57	2,000	2,102
7.055% 4/1/57	4,000	3,998
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM
(Zero Coupon), 2/15/19	1,000,000	832,890
(Zero Coupon), 2/15/23	1,000,000	624,690
Ohio State University, Revenue Bonds, Series 2010C
4.910% 6/1/40	4,000	4,008
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511% 12/1/45	1,000	1,049
5.561% 12/1/49	3,000	3,149
Puerto Rico Commonwealth Government Development Bank
4.704% 5/1/16	1,000,000	820,310
Regents of the University of California, Revenue Bonds, Series 2013-AH
1.796% 7/1/19	175,000	168,205
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793% 4/1/30	4,000	4,715
7.043% 4/1/50	4,000	4,934
State of California, Various Purposes, General Obligation Bonds
5.450% 4/1/15	250,000	265,065
3.950% 11/1/15	1,625,000	1,717,674
State of California, Various Purposes, General Obligation Bonds,
Series 2009 5.950% 4/1/16	35,000	38,752
5.750% 3/1/17	200,000	225,678
6.200% 3/1/19	200,000	232,048
6.200% 10/1/19	400,000	466,200
State of Illinois, General Obligation Bonds, Series 2010
4.071% 1/1/14	4,000	4,000
4.421% 1/1/15	324,000	333,730
State of Illinois, General Obligation Bonds, Series 2011
4.961% 3/1/16	3,400,000	3,619,266
5.365% 3/1/17	310,000	336,427
5.665% 3/1/18	2,275,000	2,477,430
5.877% 3/1/19	60,000	65,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770% 3/15/39	$2,000	$2,188

		13,801,789

Supranational (2.5%)
African Development Bank
6.875% 10/15/15	200,000	216,429
2.500% 3/15/16	2,083,000	2,169,694
0.875% 3/15/18	2,000,000	1,944,679
Asian Development Bank
2.625% 2/9/15	727,000	745,446
0.500% 8/17/15	2,138,000	2,140,208
2.500% 3/15/16	2,638,000	2,746,612
0.500% 6/20/16	2,138,000	2,128,315
5.500% 6/27/16	3,138,000	3,505,536
1.125% 3/15/17	1,000,000	1,004,560
1.750% 9/11/18	3,000,000	2,995,447
1.875% 10/23/18	1,788,000	1,791,975
1.750% 3/21/19	1,305,000	1,286,659
1.375% 3/23/20	583,000	545,820
Corp. Andina de Fomento
3.750% 1/15/16	2,138,000	2,228,865
5.750% 1/12/17	346,000	380,600
8.125% 6/4/19	1,117,000	1,368,325
Council of Europe Development Bank
1.500% 1/15/15	1,000,000	1,011,013
2.750% 2/10/15	500,000	512,677
2.625% 2/16/16	1,721,000	1,793,866
1.500% 2/22/17	1,500,000	1,517,652
1.500% 6/19/17	111,000	111,765
1.000% 3/7/18	1,500,000	1,459,390
European Bank for Reconstruction & Development
2.750% 4/20/15	700,000	720,556
1.625% 9/3/15	1,357,000	1,382,362
2.500% 3/15/16	3,500,000	3,642,856
1.375% 10/20/16	138,000	139,598
1.000% 2/16/17	1,500,000	1,498,021
0.750% 9/1/17	2,138,000	2,080,809
1.625% 4/10/18	1,500,000	1,480,422
1.000% 6/15/18	2,083,000	2,031,276
European Investment Bank
2.875% 1/15/15	1,969,000	2,020,636
2.750% 3/23/15	1,776,000	1,827,259
1.125% 4/15/15	2,500,000	2,523,425
1.000% 7/15/15	6,000,000	6,050,162
1.625% 9/1/15	312,000	317,830
1.375% 10/20/15	6,000,000	6,091,422
4.625% 10/20/15	874,000	938,099
4.875% 2/16/16	2,813,000	3,064,446
2.250% 3/15/16	7,000,000	7,243,783
0.625% 4/15/16	5,000,000	4,992,739
2.125% 7/15/16	553,000	571,423
0.500% 8/15/16	5,415,000	5,369,136
5.125% 9/13/16	2,125,000	2,365,772
1.125% 12/15/16	3,000,000	3,013,495
4.875% 1/17/17	2,775,000	3,094,648
5.125% 5/30/17	3,401,000	3,845,914
1.625% 6/15/17	4,000,000	4,054,437
1.125% 9/15/17	2,415,000	2,395,515
1.000% 12/15/17	2,735,000	2,685,222
1.000% 3/15/18	4,000,000	3,903,699
1.000% 6/15/18	5,276,000	5,117,284
1.625% 12/18/18	2,500,000	2,460,798
2.875% 9/15/20	2,526,000	2,553,426
4.000% 2/16/21	2,111,000	2,269,899
Inter-American Development Bank
2.250% 7/15/15	1,312,000	1,347,592
0.500% 8/17/15	3,500,000	3,494,842
5.125% 9/13/16	2,758,000	3,075,196
1.375% 10/18/16	2,138,000	2,169,883
0.875% 3/15/18	500,000	486,832
4.250% 9/10/18	1,743,000	1,936,632
3.875% 9/17/19	1,000,000	1,087,216
3.875% 2/14/20	3,125,000	3,387,462
1.375% 7/15/20	5,000,000	4,655,610
International Bank for Reconstruction & Development
2.375% 5/26/15	4,088,000	4,203,331
0.375% 8/24/15	450,000	449,818
2.125% 3/15/16	6,865,000	7,100,661
5.000% 4/1/16	916,000	1,006,851
0.500% 4/15/16	3,221,000	3,214,494
1.000% 9/15/16	1,000,000	1,004,963
0.875% 4/17/17	3,776,000	3,762,520
9.250% 7/15/17	599,000	749,927
1.125% 7/18/17	2,500,000	2,502,062
7.625% 1/19/23	1,000,000	1,341,589
2.125% 2/13/23	1,219,000	1,119,412
International Finance Corp.
0.500% 5/15/15	1,000,000	1,001,474
2.250% 4/11/16	276,000	285,625
0.500% 5/16/16	1,000,000	994,321
1.125% 11/23/16	3,000,000	3,017,167
2.125% 11/17/17	4,138,000	4,258,568
0.625% 12/21/17	624,000	605,509
0.875% 6/15/18	2,638,000	2,552,305
1.750% 9/4/18	3,000,000	2,999,286
Nordic Investment Bank
2.250% 3/15/16	500,000	517,859
0.500% 4/14/16	3,500,000	3,488,198
5.000% 2/1/17	1,705,000	1,913,897
1.000% 3/7/17	1,000,000	999,647
0.750% 1/17/18	824,000	797,309
North American Development Bank
4.375% 2/11/20	500,000	527,620
2.400% 10/26/22	1,150,000	1,033,259

		198,440,839

U.S. Government Agencies (6.2%)
Federal Farm Credit Bank
0.320% 3/12/15	1,824,000	1,824,057
1.500% 11/16/15	553,000	564,175
0.390% 12/17/15	2,000,000	1,996,426
0.450% 7/12/16	276,000	274,601
5.125% 8/25/16	485,000	540,153
0.540% 11/7/16	4,000,000	3,972,188
4.875% 1/17/17	5,919,000	6,645,655
1.290% 6/14/19	1,000,000	953,415
2.500% 6/20/22	1,000,000	934,748
Federal Home Loan Bank
5.250% 6/18/14	2,000	2,047
5.500% 8/13/14	1,000	1,033
0.250% 1/16/15	5,000,000	5,000,163
0.250% 2/20/15	5,000,000	5,000,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
2.875% 6/12/15	$2,500,000	$2,591,826
1.630% 8/20/15	220,000	224,205
0.375% 8/28/15	5,000,000	5,001,866
0.500% 11/20/15	5,140,000	5,152,291
0.500% 1/8/16	3,070,000	3,064,138
1.000% 3/11/16	5,000,000	5,054,319
5.375% 5/18/16	5,655,000	6,302,485
2.125% 6/10/16	5,000,000	5,188,530
5.625% 6/13/16	1,636,000	1,824,851
0.375% 6/24/16	5,000,000	4,985,922
0.575% 7/29/16	3,000,000	2,992,140
4.750% 12/16/16	11,061,000	12,343,046
0.625% 12/28/16	2,000,000	1,989,474
4.875% 5/17/17	3,169,000	3,574,369
5.250% 6/5/17	3,135,000	3,552,889
1.000% 6/21/17	2,220,000	2,215,344
1.050% 7/26/17	250,000	248,891
1.000% 8/9/17	500,000	494,954
0.750% 9/8/17	2,000,000	1,962,686
5.000% 11/17/17	7,116,000	8,127,917
1.375% 3/9/18	2,000,000	1,988,057
1.625% 6/19/18	2,000,000	1,978,139
1.150% 7/25/18	1,000,000	973,983
1.875% 3/8/19	275,000	273,371
1.650% 7/18/19	250,000	242,533
1.875% 3/13/20	2,000,000	1,933,213
4.125% 3/13/20	4,000,000	4,361,703
5.500% 7/15/36	3,000	3,478
Federal Home Loan Mortgage Corp.
0.800% 1/13/15	1,055,000	1,055,206
4.500% 1/15/15	2,469,000	2,577,912
0.650% 1/30/15	500,000	500,188
2.875% 2/9/15	5,849,000	6,018,095
0.550% 2/13/15	1,000,000	999,658
0.550% 2/27/15	776,000	776,452
0.500% 4/17/15	5,000,000	5,015,448
0.500% 8/28/15	166,000	166,076
0.550% 9/4/15	5,000,000	5,003,206
1.750% 9/10/15	5,415,000	5,541,247
0.420% 9/18/15	5,000,000	4,997,959
0.500% 9/25/15	332,000	332,732
4.750% 11/17/15	7,468,000	8,078,231
0.450% 11/24/15	415,000	415,429
4.750% 1/19/16	3,500,000	3,809,691
0.850% 2/24/16	1,276,000	1,276,798
1.000% 2/24/16	1,000,000	1,001,127
1.000% 3/21/16	1,000,000	1,001,840
0.500% 4/29/16	811,000	809,454
0.500% 5/13/16	3,749,000	3,745,542
5.500% 7/18/16	5,693,000	6,391,116
0.850% 7/29/16	2,000,000	2,005,682
2.000% 8/25/16	1,299,000	1,342,955
0.700% 9/27/16	250,000	249,703
0.750% 10/5/16	2,000,000	1,997,919
0.875% 10/14/16	3,000,000	3,011,838
5.125% 10/18/16	6,053,000	6,781,467
0.625% 11/1/16	1,280,000	1,274,230
2.250% 1/23/17	611,000	611,725
1.000% 3/8/17	5,000,000	5,008,514
5.000% 4/18/17	5,443,000	6,152,617
1.250% 5/12/17	5,000,000	5,032,552
1.000% 6/29/17	3,276,000	3,262,385
1.000% 7/25/17	1,000,000	992,852
1.000% 7/28/17	5,000,000	4,972,234
5.500% 8/23/17	249,000	286,933
1.000% 9/29/17	5,415,000	5,363,901
5.125% 11/17/17	7,687,000	8,791,244
1.000% 1/11/18	2,000,000	1,960,487
0.750% 1/12/18	5,553,000	5,402,831
0.875% 3/7/18	2,553,000	2,487,131
1.100% 5/7/18	2,000,000	1,955,176
1.125% 5/25/18	1,000,000	977,296
4.875% 6/13/18	2,000,000	2,277,612
3.750% 3/27/19	7,220,000	7,872,376
1.750% 5/30/19	8,000,000	7,889,866
2.000% 7/30/19	555,000	545,820
1.250% 8/1/19	3,276,000	3,122,056
1.250% 10/2/19	7,276,000	6,897,872
2.500% 10/17/19	1,000,000	1,005,385
1.375% 5/1/20	6,000,000	5,631,232
2.375% 1/13/22	20,000,000	19,064,796
Federal National Mortgage Association
0.750% 1/30/15	500,000	500,227
0.800% 2/13/15	1,000,000	1,000,708
0.550% 2/27/15	166,000	166,097
5.000% 3/2/15	1,000,000	1,055,523
0.375% 3/16/15	6,177,000	6,183,764
5.000% 4/15/15	5,000,000	5,303,958
0.500% 5/27/15	5,000,000	5,016,196
0.625% 6/4/15	500,000	500,952
0.500% 7/2/15	6,646,000	6,665,524
2.375% 7/28/15	6,000,000	6,191,828
0.400% 7/30/15	1,000,000	998,690
2.150% 8/4/15	269,000	276,817
1.875% 9/9/15	138,000	141,558
2.000% 9/21/15	400,000	411,321
0.500% 9/28/15	5,664,000	5,676,549
0.480% 10/9/15	691,000	691,587
1.875% 10/15/15	394,000	404,345
4.375% 10/15/15	3,513,000	3,762,408
1.625% 10/26/15	5,000,000	5,112,209
0.480% 11/25/15	1,000,000	999,823
0.375% 12/21/15	5,276,000	5,274,193
0.500% 1/15/16	1,000,000	997,602
0.500% 1/29/16	1,415,000	1,414,802
0.520% 2/26/16	1,500,000	1,498,798
0.550% 2/26/16	1,750,000	1,745,365
5.000% 3/15/16	4,636,000	5,094,052
2.375% 4/11/16	5,000,000	5,208,913
0.500% 4/25/16	553,000	551,626
0.550% 6/6/16	5,000,000	4,991,386
0.625% 8/26/16	3,000,000	2,995,118
5.250% 9/15/16	5,100,000	5,716,034
1.250% 9/28/16	6,000,000	6,083,030
0.625% 10/25/16	7,000,000	6,971,997
4.875% 12/15/16	3,400,000	3,801,860
1.250% 1/30/17	2,000,000	2,021,045
5.000% 2/13/17	553,000	622,219
0.750% 3/6/17	1,000,000	993,857
1.125% 4/27/17	12,000,000	12,037,835
5.000% 5/11/17	3,378,000	3,817,120
(Zero Coupon), 6/1/17	3,000,000	2,881,729
5.375% 6/12/17	5,764,000	6,593,599
1.125% 6/28/17	500,000	499,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
1.000% 8/21/17	$500,000	$494,520
0.950% 8/23/17	2,276,000	2,247,505
0.875% 8/28/17	10,903,000	10,770,943
1.000% 9/20/17	2,000,000	1,980,387
1.000% 9/27/17	138,000	136,159
0.875% 10/26/17	2,526,000	2,485,081
0.900% 11/7/17	4,166,000	4,083,556
0.875% 12/20/17	5,000,000	4,903,304
1.000% 12/28/17	3,553,000	3,430,438
1.030% 1/30/18	1,000,000	979,405
0.875% 2/8/18	2,553,000	2,493,475
1.200% 2/28/18	1,000,000	984,152
0.875% 5/21/18	1,312,000	1,271,938
1.250% 6/20/18	553,000	541,415
1.500% 8/28/18	1,000,000	985,112
1.625% 11/27/18	10,000,000	9,899,402
1.250% 12/28/18	250,000	242,023
1.750% 1/30/19	611,000	601,866
1.700% 10/4/19	111,000	107,207
(Zero Coupon), 10/9/19	4,000,000	3,401,164
1.500% 10/9/19	1,500,000	1,432,400
1.550% 10/29/19	3,000,000	2,867,174
1.750% 3/6/20	1,000,000	951,899
2.250% 10/17/22	2,500,000	2,280,128
2.200% 10/25/22	291,000	265,184
2.500% 3/27/23	138,000	127,050
Financing Corp.
10.700% 10/6/17	1,200,000	1,615,762
9.800% 4/6/18	250,000	335,439

		494,883,327

U.S. Treasuries (52.9%)
U.S. Treasury Bonds
11.250% 2/15/15	5,271,100	5,920,310
9.875% 11/15/15	6,039,000	7,105,693
9.250% 2/15/16	7,726,900	9,158,791
7.250% 5/15/16	2,719,000	3,147,951
7.500% 11/15/16	17,094,400	20,363,926
8.750% 5/15/17	11,386,000	14,308,110
8.875% 8/15/17	2,903,000	3,704,046
9.125% 5/15/18	3,157,500	4,188,169
9.000% 11/15/18	1,386,000	1,864,712
8.875% 2/15/19	7,208,500	9,743,395
8.125% 8/15/19	13,438,600	17,901,860
8.500% 2/15/20	187,000	256,373
8.750% 8/15/20	1,592,500	2,234,891
7.125% 2/15/23	312,000	420,765
U.S. Treasury Notes
0.250% 1/31/15	40,000,000	40,032,812
0.250% 2/15/15	66,192,400	66,238,940
4.000% 2/15/15	18,099,600	18,867,890
0.250% 2/28/15	51,382,400	51,414,180
2.375% 2/28/15	2,764,800	2,834,082
0.375% 3/15/15	1,658,900	1,662,334
0.250% 3/31/15	91,382,400	91,432,377
2.500% 3/31/15	25,081,900	25,794,023
0.375% 4/15/15	2,354,900	2,360,297
0.125% 4/30/15	26,658,900	26,627,658
2.500% 4/30/15	50,198,700	51,714,139
0.250% 5/15/15	2,978,900	2,980,762
4.125% 5/15/15	2,478,900	2,610,801
0.250% 5/31/15	51,860,800	51,884,433
2.125% 5/31/15	25,606,500	26,288,007
0.375% 6/15/15	36,658,900	36,736,705
0.375% 6/30/15	101,797,100	102,007,851
1.875% 6/30/15	36,600,800	37,487,465
0.250% 7/15/15	32,764,800	32,766,081
1.750% 7/31/15	34,025,000	34,818,473
0.250% 8/15/15	30,337,700	30,325,850
4.250% 8/15/15	20,907,800	22,242,987
0.375% 8/31/15	80,000,000	80,121,872
1.250% 8/31/15	10,000,000	10,158,984
0.250% 9/15/15	1,105,900	1,104,993
1.250% 9/30/15	47,830,600	48,605,977
0.250% 10/15/15	967,700	966,440
1.250% 10/31/15	27,759,800	28,219,572
0.375% 11/15/15	4,084,900	4,087,294
4.500% 11/15/15	20,579,000	22,169,987
0.250% 11/30/15	20,000,000	19,960,026
1.375% 11/30/15	34,506,600	35,173,816
0.250% 12/15/15	16,658,900	16,621,591
0.250% 12/31/15	50,000,000	49,862,270
2.125% 12/31/15	13,122,000	13,572,728
0.375% 1/15/16	21,658,900	21,649,875
0.375% 2/15/16	26,797,100	26,774,071
4.500% 2/15/16	6,105,900	6,633,965
2.125% 2/29/16	30,000,000	31,094,922
2.625% 2/29/16	12,368,900	12,956,423
0.375% 3/15/16	26,382,400	26,341,863
2.375% 3/31/16	9,178,900	9,574,501
0.250% 4/15/16	1,658,900	1,650,109
2.000% 4/30/16	8,000,000	8,275,938
2.625% 4/30/16	8,932,000	9,370,110
0.250% 5/15/16	31,382,400	31,189,530
5.125% 5/15/16	20,816,400	23,068,528
1.750% 5/31/16	14,820,000	15,249,162
0.500% 6/15/16	30,000,000	29,967,969
1.500% 6/30/16	10,624,000	10,868,712
3.250% 6/30/16	10,658,900	11,371,714
0.625% 7/15/16	90,000,000	90,106,641
1.500% 7/31/16	30,000,000	30,684,765
3.250% 7/31/16	10,554,000	11,270,380
0.625% 8/15/16	50,000,000	50,009,115
4.875% 8/15/16	14,597,000	16,217,115
1.000% 8/31/16	2,809,000	2,835,371
3.000% 8/31/16	17,972,000	19,089,634
0.875% 9/15/16	30,000,000	30,178,515
1.000% 9/30/16	25,000,000	25,214,192
3.000% 9/30/16	28,118,000	29,884,162
1.000% 10/31/16	35,000,000	35,265,688
3.125% 10/31/16	21,450,000	22,888,658
4.625% 11/15/16	15,000,000	16,649,413
2.750% 11/30/16	49,079,000	51,881,872
0.625% 12/15/16	15,000,000	14,938,867
0.875% 12/31/16	15,645,900	15,680,329
3.250% 12/31/16	21,299,500	22,846,764
0.875% 1/31/17	10,000,000	10,009,505
3.125% 1/31/17	5,027,500	5,374,712
4.625% 2/15/17	7,627,700	8,506,872
0.875% 2/28/17	36,935,400	36,930,591
3.000% 2/28/17	19,841,700	21,143,554
1.000% 3/31/17	21,658,900	21,706,279
3.250% 3/31/17	14,080,100	15,132,624
0.875% 4/30/17	27,497,000	27,414,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
3.125% 4/30/17	$19,017,000	$20,358,343
4.500% 5/15/17	20,062,900	22,388,682
0.625% 5/31/17	1,686,000	1,664,003
2.750% 5/31/17	18,495,900	19,582,053
0.750% 6/30/17	30,000,000	29,682,813
2.500% 6/30/17	37,303,000	39,144,836
0.500% 7/31/17	15,000,000	14,684,766
2.375% 7/31/17	11,658,900	12,182,640
4.750% 8/15/17	24,061,700	27,184,394
0.625% 8/31/17	44,467,900	43,634,705
1.875% 8/31/17	19,632,400	20,153,118
0.625% 9/30/17	30,000,000	29,375,391
1.875% 9/30/17	47,328,500	48,537,596
0.750% 10/31/17	28,255,400	27,743,271
1.875% 10/31/17	2,916,900	2,989,784
4.250% 11/15/17	13,921,000	15,499,076
0.625% 11/30/17	26,658,900	25,992,428
2.250% 11/30/17	35,635,900	36,981,989
0.750% 12/31/17	41,634,100	40,710,344
2.750% 12/31/17	3,571,000	3,774,054
0.875% 1/31/18	27,000,000	26,485,313
2.625% 1/31/18	1,382,400	1,453,590
3.500% 2/15/18	29,521,400	32,050,324
0.750% 2/28/18	28,879,400	28,118,685
2.750% 2/28/18	31,561,000	33,344,525
0.750% 3/31/18	15,000,000	14,573,827
2.875% 3/31/18	20,000,000	21,199,218
0.625% 4/30/18	49,682,000	47,911,433
2.625% 4/30/18	8,219,900	8,628,005
3.875% 5/15/18	7,225,000	7,963,775
1.000% 5/31/18	30,000,000	29,345,313
2.375% 5/31/18	16,658,900	17,291,852
1.375% 6/30/18	50,624,000	50,237,729
2.375% 6/30/18	10,000,000	10,371,094
1.375% 7/31/18	59,300,000	58,771,862
2.250% 7/31/18	31,105,900	32,067,023
4.000% 8/15/18	10,214,100	11,328,607
1.500% 8/31/18	17,354,900	17,265,866
1.375% 9/30/18	93,488,300	92,345,256
1.750% 10/31/18	20,000,000	20,087,500
3.750% 11/15/18	25,290,200	27,753,359
1.250% 11/30/18	40,000,000	39,143,228
1.375% 12/31/18	16,211,900	15,941,490
1.500% 12/31/18	25,000,000	24,713,995
1.250% 1/31/19	25,000,000	24,380,207
2.750% 2/15/19	28,103,600	29,446,938
1.375% 2/28/19	15,812,000	15,484,848
1.500% 3/31/19	3,594,300	3,534,535
1.250% 4/30/19	1,105,900	1,071,427
3.125% 5/15/19	35,428,200	37,753,636
1.000% 6/30/19	2,764,800	2,629,044
0.875% 7/31/19	829,400	781,040
3.625% 8/15/19	37,191,900	40,523,190
1.000% 9/30/19	5,000,000	4,720,312
1.250% 10/31/19	553,000	528,936
3.375% 11/15/19	36,223,000	38,965,193
1.125% 12/31/19	1,105,900	1,044,557
3.625% 2/15/20	40,172,800	43,726,626
1.250% 2/29/20	1,382,400	1,308,564
1.125% 3/31/20	6,382,400	5,980,509
3.500% 5/15/20	39,385,900	42,492,156
1.375% 5/31/20	16,061,000	15,222,189
2.625% 8/15/20	49,411,800	50,416,762
2.125% 8/31/20	35,000,000	34,553,386
2.625% 11/15/20	42,263,800	42,951,136
2.375% 12/31/20	15,000,000	14,939,139
3.625% 2/15/21	50,904,800	54,934,765
3.125% 5/15/21	49,668,800	51,775,845
2.125% 8/15/21	48,491,500	46,974,880
2.000% 11/15/21	35,876,900	34,242,352
2.000% 2/15/22	40,493,900	38,427,549
1.750% 5/15/22	17,041,900	15,758,210
1.625% 8/15/22	37,543,000	34,107,913
1.625% 11/15/22	33,374,800	30,123,797
2.000% 2/15/23	90,795,700	84,227,194
1.750% 5/15/23	69,084,100	62,266,542
2.500% 8/15/23	5,000,000	4,801,562
2.750% 11/15/23	35,000,000	34,238,932

		4,192,961,377

Total Government Securities		5,132,537,735

Total Long-Term Debt Securities (95.6%) (Cost $7,491,623,507)		7,588,817,091

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae
8.250% (l)*	22,000	192,500
Freddie Mac
8.375% (l)*	17,000	152,490

Total Preferred Stocks (0.0%) (Cost $18,166)		344,990

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(3.7%)
iShares® Barclays 1-3 Year Treasury Bond ETF	2,420,000	204,199,600
iShares® Barclays 7-10 Year Treasury Bond ETF	884,740	87,801,598

Total Investment Companies (3.7%)
(Cost $297,082,992)		292,001,198

Total Investments (99.3%)
(Cost $7,788,724,665)		7,881,163,279
Other Assets Less Liabilities (0.7%)		54,471,116

Net Assets (100%)		$7,935,634,395

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $14,329,173 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$143,011,214	$—	$143,011,214
Consumer Staples	—	190,743,381	—	190,743,381
Energy	—	245,360,212	—	245,360,212
Financials	—	1,055,125,599	—	1,055,125,599
Health Care	—	184,342,672	—	184,342,672
Industrials	—	129,360,017	—	129,360,017
Information Technology	—	131,343,522	—	131,343,522
Materials	—	125,475,667	—	125,475,667
Telecommunication Services	—	112,568,053	—	112,568,053
Utilities	—	138,949,019	—	138,949,019
Government Securities
Foreign Governments	—	232,450,403	—	232,450,403
Municipal Bonds	—	13,801,789	—	13,801,789
Supranational	—	198,440,839	—	198,440,839
U.S. Government Agencies	—	494,883,327	—	494,883,327
U.S. Treasuries	—	4,192,961,377	—	4,192,961,377
Investment Companies
Exchange Traded Funds (ETFs)	292,001,198	—	—	292,001,198
Preferred Stocks
Financials	344,990	—	—	344,990

Total Assets	$292,346,188	$7,588,817,091	$—	$7,881,163,279

Total Liabilities	$—	$—	$—	$—

Total	$292,346,188	$7,588,817,091	$—	$7,881,163,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivative contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,112,266,450
Long-term U.S. government debt securities	1,391,813,173

$2,504,079,623

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,051,935,880
Long-term U.S. government debt securities	1,308,335,389

$2,360,271,269

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$169,394,061
Aggregate gross unrealized depreciation	(77,747,392)

Net unrealized appreciation	$91,646,669

Federal income tax cost of investments	$7,789,516,610

The Portfolio has a net capital loss carryforward of $265,476,365 of which $64,312,850 expires in the year 2016 and $201,163,515 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $21,386,628 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $7,788,724,665)	$7,881,163,279
Cash	75,786,830
Foreign cash (Cost $491)	503
Receivable for securities sold	58,919,950
Dividends, interest and other receivables	50,177,183
Receivable from Separate Accounts for Trust shares sold	3,083,756
Other assets	27,907

Total assets	8,069,159,408

LIABILITIES
Payable for securities purchased	123,994,192
Payable to Separate Accounts for Trust shares redeemed	5,439,739
Investment management fees payable	2,338,991
Administrative fees payable	687,755
Distribution fees payable - Class IB	514,588
Distribution fees payable - Class IA	20,106
Other liabilities	87,085
Accrued expenses	442,557

Total liabilities	133,525,013

NET ASSETS	$7,935,634,395

Net assets were comprised of:
Paid in capital	$8,121,340,360
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(278,144,591)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	92,438,626

Net assets	$7,935,634,395

Class IA
Net asset value, offering and redemption price per share, $94,808,381 / 9,607,403 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

Class IB
Net asset value, offering and redemption price per share, $2,402,740,629 / 243,074,295 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $5,438,085,385 / 551,106,265 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$145,940,564
Dividends	1,683,938

Total income	147,624,502

EXPENSES
Investment management fees	25,202,830
Administrative fees	7,421,717
Distribution fees - Class IB	4,753,188
Printing and mailing expenses	726,045
Distribution fees - Class IA	255,939
Trustees’ fees	195,754
Professional fees	192,382
Custodian fees	137,000
Miscellaneous	149,529

Total expenses	39,034,384

NET INVESTMENT INCOME (LOSS)	108,590,118

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	8,917,791
Foreign currency transactions	556,538

Net realized gain(loss)	9,474,329

Change in unrealized appreciation (depreciation) on:
Investments	(215,376,278)
Foreign currency translations	12

Net change in unrealized appreciation (depreciation)	(215,376,266)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(205,901,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(97,311,819)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$108,590,118	$106,555,254
Net realized gain (loss) on investments	9,474,329	34,475,303
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(215,376,266)	71,095,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(97,311,819)	212,126,382

DIVIDENDS:
Dividends from net investment income
Class IA	(1,122,014)	(1,679,527)
Class IB	(28,718,028)	(21,495,483)
Class K	(78,441,416)	(84,067,694)

TOTAL DIVIDENDS	(108,281,458)	(107,242,704)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 794,917 and 767,833 shares, respectively ]	7,983,843	7,787,881
Capital shares issued in reinvestment of dividends [ 113,238 and 165,685 shares, respectively ]	1,122,014	1,679,527
Capital shares repurchased [ (2,757,604) and (2,254,267) shares, respectively ]	(27,799,295)	(22,882,193)

Total Class IA transactions	(18,693,438)	(13,414,785)

Class IB
Capital shares sold [ 21,295,153 and 27,222,285 shares, respectively ]	214,592,737	276,645,275
Capital shares sold in-kind (Note 9)[ 105,095,962 and 0 shares, respectively ]	1,052,097,769	—
Capital shares issued in reinvestment of dividends [ 2,893,496 and 2,116,899 shares, respectively ]	28,718,028	21,495,483
Capital shares repurchased [ (32,340,854) and (18,755,056) shares, respectively ]	(325,094,852)	(190,827,483)

Total Class IB transactions	970,313,682	107,313,275

Class K
Capital shares sold [ 113,105,379 and 80,207,054 shares, respectively ]	1,140,097,260	814,545,554
Capital shares sold in-kind (Note 9)[ 1 and 0 shares, respectively ]	7	—
Capital shares issued in reinvestment of dividends [ 7,917,889 and 8,294,105 shares, respectively ]	78,441,416	84,067,694
Capital shares repurchased [ (58,597,385) and (126,379,952) shares, respectively ]	(589,501,131)	(1,275,995,006)

Total Class K transactions	629,037,552	(377,381,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,580,657,796	(283,483,268)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,375,064,519	(178,599,590)
NET ASSETS:
Beginning of year	6,560,569,876	6,739,169,466

End of year (a)	$7,935,634,395	$6,560,569,876

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO(ff)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.15	$9.98	$9.71	$9.39	$9.36

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.15 (e)	0.21 (e)	0.28 (e)	0.30	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(0.29)	0.17	0.28	0.28	(0.02	)†

Total from investment operations	(0.16)	0.32	0.49	0.56	0.28

Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.22)	(0.24)	(0.25)

Net asset value, end of year	$9.87	$10.15	$9.98	$9.71	$9.39

Total return	(1.59)%	3.20%	5.01%	6.03%	2.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$94,808	$116,262	$127,549	$5,775,848	$2,975,095
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.47%	0.47%	0.49%
Ratio of net investment income (loss) to average net assets (f)	1.31%	1.48%	2.11%	2.85%	3.15%
Portfolio turnover rate	33%	32%	79%	83%	189%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.17	$10.00	$9.72	$9.40	$9.37

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.15 (e)	0.17 (e)	0.26 (e)	0.27	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(0.30)	0.17	0.30	0.28	(0.01	)†

Total from investment operations	(0.17)	0.32	0.47	0.54	0.26

Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.19)	(0.22)	(0.23)

Net asset value, end of year	$9.88	$10.17	$10.00	$9.72	$9.40

Total return	(1.69)%	3.20%	4.85%	5.76%	2.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,402,741	$1,485,443	$1,355,385	$1,308,869	$1,222,648
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.72%	0.72%	0.74	%(c)
Ratio of net investment income (loss) to average net assets (f)	1.30%	1.47%	1.73%	2.64%	2.91%
Portfolio turnover rate	33%	32%	79%	83%	189%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO(ff)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.15	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.18 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.30)	0.17	0.02

Total from investment operations	(0.14)	0.35	0.08

Less distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.22)

Net asset value, end of period	$9.87	$10.15	$9.98

Total return (b)	(1.34)%	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,438,085	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a) (f)	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a) (f)	1.56%	1.72%	1.74%
Portfolio turnover rate	33%	32%	79%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Davis Selected Advisers, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	33.43%	16.30%	5.30%
Portfolio – Class IB Shares*	33.30	16.12	5.10
Portfolio – Class K Shares**	33.76	N/A	21.73
S&P 500 Index	32.39	17.94	7.15
* Date of inception 8/31/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.43% for the year ended December 31, 2013. The Portfolio’s benchmark, the S&P 500 Index, returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Information Technology companies were the most important contributor to the Portfolio’s performance relative to the benchmark. The contribution was largely a result of the Portfolio’s strong stock selection. Google was among the most important contributors to the Portfolio’s performance.

•

Financial companies were another important contributor to the Portfolio’s performance relative to the benchmark. The Portfolio benefited from its large over-weighting in this stronger performing sector. The Portfolio’s Financial companies were also the most important contributor to the Portfolio’s performance on an absolute basis. American Express, Bank of New York Mellon, Wells Fargo, Berkshire Hathaway, and Progressive were all among the top contributors to the Portfolio’s performance.

•

Consumer Discretionary companies were another important contributor to the Portfolio’s performance on both an absolute and relative basis. Bed Bath & Beyond and Netflix were among the most important contributors to performance.

What hurt performance during the year:

•

The Portfolio’s Health Care companies underperformed the corresponding sector within the benchmark and the Portfolio had a lower relative average weighting in this stronger performing sector. Laboratory Corporation of America was among the most important detractors from performance.

•	The Portfolio’s Industrial companies underperformed the corresponding sector within the benchmark and had a lower average weighting in this stronger performing sector.

•	Other important detractors from performance included three Materials companies, Rio Tinto (United Kingdom), BHP Billiton (United Kingdom), and Potash (Canada).

•	IBM, Hang Lung Group and Brookfield Property Partners were among the top detractors from the Portfolio’s performance.

•	The Portfolio was hurt by being underweight in the strong performing Consumer Discretionary sector relative to the benchmark.

Portfolio Positioning and Outlook

The Portfolio’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	38.0%
Information Technology	13.3
Consumer Staples	11.5
Consumer Discretionary	11.5
Health Care	7.3
Materials	5.9
Industrials	5.8
Energy	4.9
Cash and Other	1.8

100.0%

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,157.21	$6.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.86
Class IB
Actual	1,000.00	1,158.19	6.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.86
Class K
Actual	1,000.00	1,159.13	4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.59

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.5%)
Automobiles (0.4%)
Harley-Davidson, Inc.	4,452	$308,256

Household Durables (0.2%)
Hunter Douglas N.V.	2,641	119,533

Internet & Catalog Retail (2.8%)
Liberty Interactive Corp.*	22,185	651,130
Liberty Ventures*	1,507	184,743
Netflix, Inc.*	1,045	384,738
priceline.com, Inc.*	770	895,048

		2,115,659

Media (2.5%)
Liberty Global plc*	16,295	1,373,994
Walt Disney Co.	7,639	583,620

		1,957,614

Specialty Retail (5.3%)
Bed Bath & Beyond, Inc.*	37,919	3,044,896
CarMax, Inc.*	21,132	993,626

		4,038,522

Textiles, Apparel & Luxury Goods (0.3%)
Cie Financiere Richemont S.A. (Registered), Class A	2,642	263,001

Total Consumer Discretionary		8,802,585

Consumer Staples (11.5%)
Beverages (2.6%)
Coca-Cola Co.	15,331	633,324
Diageo plc (ADR)	4,541	601,319
Heineken Holding N.V.	11,607	734,277

		1,968,920

Food & Staples Retailing (8.0%)
Costco Wholesale Corp.	18,646	2,219,060
CVS Caremark Corp.	54,174	3,877,233

		6,096,293

Food Products (0.2%)
Nestle S.A. (Registered)	2,556	187,105

Tobacco (0.7%)
Philip Morris International, Inc.	6,468	563,557

Total Consumer Staples		8,815,875

Energy (4.9%)
Energy Equipment & Services (0.7%)
Schlumberger Ltd.	5,967	537,686

Oil, Gas & Consumable Fuels (4.2%)
Canadian Natural Resources Ltd.	59,602	2,016,932
EOG Resources, Inc.	4,089	686,298
Occidental Petroleum Corp.	5,566	529,326

		3,232,556

Total Energy		3,770,242

Financials (38.0%)
Capital Markets (11.0%)
Ameriprise Financial, Inc.	4,225	486,086
Bank of New York Mellon Corp.	161,329	5,636,835
Charles Schwab Corp.	38,811	1,009,086
Goldman Sachs Group, Inc.	1,057	187,364
Julius Baer Group Ltd.*	23,471	1,127,177

		8,446,548

Commercial Banks (5.9%)
Wells Fargo & Co.	100,392	4,557,797

Consumer Finance (7.0%)
American Express Co.	58,958	5,349,259

Diversified Financial Services (1.0%)
JPMorgan Chase & Co.	13,571	793,632

Insurance (11.4%)
ACE Ltd.	6,840	708,145
Alleghany Corp.*	2,215	885,911
Berkshire Hathaway, Inc., Class B*	28,841	3,419,389
Everest Reinsurance Group Ltd.	2,354	366,918
Fairfax Financial Holdings Ltd.	1,557	622,582
Loews Corp.	22,869	1,103,201
Markel Corp.*	290	168,301
Progressive Corp.	52,556	1,433,202

		8,707,649

Real Estate Management & Development (1.7%)
Brookfield Asset Management, Inc., Class A	14,811	575,111
Brookfield Property Partners LP	850	16,949
Hang Lung Group Ltd.	133,354	673,279

		1,265,339

Total Financials		29,120,224

Health Care (7.3%)
Health Care Providers & Services (6.8%)
Express Scripts Holding Co.*	24,496	1,720,599
Laboratory Corp. of America Holdings*	17,429	1,592,488
UnitedHealth Group, Inc.	25,779	1,941,159

		5,254,246

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	6,249	357,380

Total Health Care		5,611,626

Industrials (5.8%)
Aerospace & Defense (0.6%)
Textron, Inc.	12,050	442,958

Commercial Services & Supplies (0.5%)
Iron Mountain, Inc.	13,593	412,547

Construction & Engineering (0.4%)
OCI*	6,400	288,215

Machinery (1.4%)
PACCAR, Inc.	17,454	1,032,753

Marine (1.4%)
Kuehne + Nagel International AG (Registered)	8,349	1,095,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Professional Services (0.3%)
Experian plc	11,250	$207,532

Transportation Infrastructure (1.2%)
China Merchants Holdings International Co., Ltd.	225,438	822,756
Wesco Aircraft Holdings, Inc.*	5,640	123,629

		946,385

Total Industrials		4,426,369

Information Technology (13.3%)
Computers & Peripherals (0.4%)
Hewlett-Packard Co.	10,226	286,124

Internet Software & Services (7.7%)
Google, Inc., Class A*	4,790	5,368,201
Qihoo 360 Technology Co., Ltd. (ADR)*	3,010	246,970
Twitter, Inc.*	3,840	244,416

		5,859,587

IT Services (1.1%)
Visa, Inc., Class A	3,802	846,629

Semiconductors & Semiconductor Equipment (1.2%)
Texas Instruments, Inc.	21,095	926,282

Software (2.9%)
Activision Blizzard, Inc.	42,455	756,972
Microsoft Corp.	19,862	743,435
Oracle Corp.	19,072	729,695

		2,230,102

Total Information Technology		10,148,724

Materials (5.7%)
Chemicals (4.7%)
Air Products and Chemicals, Inc.	11,924	1,332,865
Ecolab, Inc.	9,846	1,026,642
Monsanto Co.	4,838	563,869
Praxair, Inc.	5,256	683,438

		3,606,814

Construction Materials (0.9%)
Lafarge S.A.	6,490	486,324
Martin Marietta Materials, Inc.	2,032	203,078

		689,402

Paper & Forest Products (0.1%)
Emerald Plantation Holdings Ltd.*	253,285	37,993

Total Materials		4,334,209

Total Common Stocks (98.0%) (Cost $42,420,174)		75,029,854

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.2%)
Materials (0.2%)
Paper & Forest Products (0.2%)
Emerald Plantation Holdings Ltd. 8.000%, 1/30/20 PIK (b)	283,010	191,201

Total Materials		191,201

Total Corporate Bonds		191,201

Total Long-Term Debt Securities (0.2%) (Cost $180,893)		191,201

Total Investments (98.2%) (Cost $42,601,067)		75,221,055
Other Assets Less Liabilities (1.8%)		1,372,944

Net Assets (100%)		$76,593,999

*	Non-income producing.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
PIK	— Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$8,420,051	$382,534	$—	$8,802,585
Consumer Staples	7,894,493	921,382	—	8,815,875
Energy	3,770,242	—	—	3,770,242
Financials	27,319,768	1,800,456	—	29,120,224
Health Care	5,611,626	—	—	5,611,626
Industrials	2,011,887	2,414,482	—	4,426,369
Information Technology	10,148,724	—	—	10,148,724
Materials	3,847,885	486,324	—	4,334,209
Corporate Bonds
Materials	—	191,201	—	191,201

Total Assets	$69,024,676	$6,196,379	$—	$75,221,055

Total Liabilities	$—	—	$—	$—

Total	$69,024,676	$6,196,379	$—	$75,221,055

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$24,053,196
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$80,850,070

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,505,487
Aggregate gross unrealized depreciation	(226,300)

Net unrealized appreciation	$30,279,187

Federal income tax cost of investments	$44,941,868

For the year ended December 31, 2013, the Portfolio incurred approximately $1,357 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $543,789,588 of which $10,365,820 expires in the year 2016 and $533,423,768 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $8,240,213 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $42,601,067)	$75,221,055
Cash	1,586,448
Dividends, interest and other receivables	192,253
Receivable from Separate Accounts for Trust shares sold	19,614
Other assets	1,717

Total assets	77,021,087

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	257,493
Investment management fees payable	48,575
Administrative fees payable	16,985
Distribution fees payable - Class IB	7,966
Distribution fees payable - Class IA	4,768
Payable for securities purchased	799
Accrued expenses	90,502

Total liabilities	427,088

NET ASSETS	$76,593,999

Net assets were comprised of:
Paid in capital	$590,097,355
Accumulated undistributed net investment income (loss)	13,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(546,143,513)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	32,626,177

Net assets	$76,593,999

Class IA
Net asset value, offering and redemption price per share, $22,837,820 / 1,689,177 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.52

Class IB
Net asset value, offering and redemption price per share, $38,530,317 / 2,850,701 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.52

Class K
Net asset value, offering and redemption price per share, $15,225,862 / 1,126,091 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $92,172 foreign withholding tax)	$3,684,433
Interest	40,073

Total income	3,724,506

EXPENSES
Investment management fees	2,028,956
Distribution fees - Class IB	475,367
Administrative fees	272,177
Distribution fees - Class IA	51,964
Professional fees	42,778
Custodian fees	33,999
Printing and mailing expenses	18,702
Trustees’ fees	8,582
Miscellaneous	11,282

Gross expenses	2,943,807
Less: Waiver from investment manager	(265,988)
Fees paid indirectly	(10,423)

Net expenses	2,667,396

NET INVESTMENT INCOME (LOSS)	1,057,110

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	108,493,792
Foreign currency transactions	(3,367)

Net realized gain (loss)	108,490,425

Change in unrealized appreciation (depreciation) on:
Investments	(42,552,360)
Foreign currency translations	4,961

Net change in unrealized appreciation (depreciation)	(42,547,399)

NET REALIZED AND UNREALIZED GAIN (LOSS)	65,943,026

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$67,000,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,057,110	$3,816,457
Net realized gain (loss) on investments and foreign currency transactions	108,490,425	12,843,776
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(42,547,399)	27,971,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,000,136	44,631,997

DIVIDENDS:
Dividends from net investment income
Class IA	(277,884)	(153,882)
Class IB	(464,311)	(2,905,474)
Class K	(326,683)	(395,969)

TOTAL DIVIDENDS	(1,068,878)	(3,455,325)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [527,918 and 436,087 shares, respectively]	6,333,847	4,344,337
Capital shares issued in reinvestment of dividends [21,146 and 14,957 shares, respectively]	277,884	153,882
Capital shares repurchased [(586,480) and (439,361) shares, respectively]	(7,131,816)	(4,372,538)

Total Class IA transactions	(520,085)	125,681

Class IB
Capital shares sold [690,170 and 1,684,432 shares, respectively]	7,984,992	16,868,597
Capital shares issued in reinvestment of dividends [35,341 and 282,369 shares, respectively]	464,311	2,905,474
Capital shares repurchased [(3,508,705) and (5,491,452) shares, respectively]	(40,320,290)	(54,793,746)
Capital shares repurchased in-kind (Note 9)[(27,235,283) and 0 shares, respectively]	(319,294,949)	—

Total Class IB transactions	(351,165,936)	(35,019,675)

Class K
Capital shares sold [197,033 and 171,880 shares, respectively]	2,364,044	1,710,076
Capital shares issued in reinvestment of dividends [24,865 and 38,492 shares, respectively]	326,683	395,969
Capital shares repurchased [(2,567,985) and (440,705) shares, respectively]	(31,104,218)	(4,411,876)
Capital shares repurchased in-kind (Note 9)[ (11) and 0 shares, respectively]	(130)	—

Total Class K transactions	(28,413,621)	(2,305,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(380,099,642)	(37,199,825)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(314,168,384)	3,976,847
NET ASSETS:
Beginning of year	390,762,383	386,785,536

End of year (a)	$76,593,999	$390,762,383

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$13,980	$29,115

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.26	$9.25	$9.73	$8.78	$6.71

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.10 (e)	0.07 (e)	0.07 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.38	1.00	(0.50)	0.98	2.13	†

Total from investment operations	3.43	1.10	(0.43)	1.05	2.22

Less distributions:
Dividends from net investment income	(0.17)	(0.09)	(0.05)	(0.10)	(0.15)

Net asset value, end of year	$13.52	$10.26	$9.25	$9.73	$8.78

Total return	33.43%	11.88%	(4.37)%	11.96%	33.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,838	$17,719	$15,862	$39,869	$30,527
Ratio of expenses to average net assets:
After waivers	1.15%	1.22%	0.99%	0.99%	1.02%
After waivers and fees paid indirectly	1.15%	1.21%	0.99%	0.99%	1.00%
Before waivers and fees paid indirectly	1.28%	1.25%	0.99%	0.99%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers	0.43%	0.95%	0.74%	0.79%	1.36%
After waivers and fees paid indirectly	0.43%	0.95%	0.74%	0.79%	1.38%
Before waivers and fees paid indirectly	0.29%	0.91%	0.74%	0.79%	1.36%
Portfolio turnover rate	11%	21%	14%	17%	27%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.27	$9.25	$9.73	$8.78	$6.71

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.09 (e)	0.05 (e)	0.05 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.36	1.02	(0.50)	0.97	2.10	†

Total from investment operations	3.41	1.11	(0.45)	1.02	2.20

Less distributions:
Dividends from net investment income	(0.16)	(0.09)	(0.03)	(0.07)	(0.13)

Net asset value, end of year	$13.52	$10.27	$9.25	$9.73	$8.78

Total return	33.30%	11.99%	(4.61)%	11.68%	32.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,530	$337,407	$336,677	$392,007	$367,431
Ratio of expenses to average net assets:
After waivers	1.15%	1.22%	1.24%	1.24%	1.27	%(c)
After waivers and fees paid indirectly	1.15%	1.21%	1.24%	1.24%	1.19%
Before waivers and fees paid indirectly	1.28%	1.25%	1.24%	1.24%	1.27	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.40%	0.93%	0.50%	0.53%	1.31%
After waivers and fees paid indirectly	0.40%	0.93%	0.50%	0.53%	1.40%
Before waivers and fees paid indirectly	0.29%	0.89%	0.50%	0.53%	1.31%
Portfolio turnover rate	11%	21%	14%	17%	27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.26	$9.25	$8.79
Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.12 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.38	1.01	0.48

Total from investment operations	3.46	1.13	0.51

Less distributions:
Dividends from net investment income	(0.20)	(0.12)	(0.05)

Net asset value, end of period	$13.52	$10.26	$9.25

Total return (b)	33.76%	12.16%	5.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,226	$35,636	$34,247
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.97%	0.99%
After waivers and fees paid indirectly (a)	0.90%	0.96%	0.98%
Before waivers and fees paid indirectly (a)	1.03%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.71%	1.18%	0.80%
After waivers and fees paid indirectly (a)	0.71%	1.18%	0.81%
Before waivers and fees paid indirectly (a)	0.58%	1.14%	0.80%
Portfolio turnover rate	11%	21%	14%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	(5.19)%
Portfolio – Class K Shares*	(4.98)
MSCI Emerging Markets (Gross Div) Index	(2.90)
* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.19)% for the period ended December 31, 2013. The Portfolio’s benchmark, the MSCI Emerging Markets (Gross Div) Index, returned (2.90)% over the same period.

Portfolio Highlights

For the period February 8, 2013 — December 31, 2013

What helped performance during the period:

•	Stock selection was strongest in the Energy and Consumer Staples sectors.

•

Within the Consumer Staples sector, Controladora Comercial Mexicana S.A.B. de C.V. was a notable contributor to performance. The company operates more than 200 retail grocery stores throughout Mexico. The company’s competitive strategy and positioning has been successful. In addition, store execution, steady operating margin, and appreciating real estate assets have contributed to solid market share gains.

•

Chinese Health Care holding Mindray Medical International Limited also contributed to performance. Mindray is one of the top medical equipment manufacturers in China with a focus on delivering high-quality, competitively priced medical devices. Additionally, the company has expanded outside of China with over half of last year’s sales coming from abroad.

What hurt performance during the period:

•

The first half of 2013 brought civil unrest in areas such as Turkey, Egypt, and Brazil, along with fears of continued decelerating economic growth. The Portfolio’s relative overweight to Turkey and Brazil detracted from performance.

•	A relative underweight in the Information Technology sector hurt Portfolio returns.

•	Stock selection in Consumer Discretionary and Financials was also detrimental.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At period end, the Portfolio had relative overweights to Health Care, Industrials, Financials and Materials. The Portfolio had relative underweights to Consumer Discretionary, Consumer Staples, Information Technology, Telecommunications, Energy and Utilities. As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We continue to focus on owning fundamentally sound companies we believe are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

Sector Weightings as of December 31, 2013	% of Net Assets
Exchange Traded Funds	43.5%
Financials	7.9
Materials	4.6
Industrials	3.7
Information Technology	3.1
Energy	2.4
Consumer Staples	2.1
Consumer Discretionary	1.9
Health Care	0.8
Telecommunication Services	0.5
Cash and Other	29.5

100.0%

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,076.14	$6.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.87	6.40
Class K
Actual	1,000.00	1,077.33	5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.12

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.26% and 1.01%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (3.7%)
Banco Bradesco S.A. (ADR)	10,662	$133,595
Cielo S.A.	7,100	197,569
Embraer S.A.	17,800	142,521
Itau Unibanco Holding S.A. (Preference) (ADR)	13,187	178,947
Natura Cosmeticos S.A.	4,600	80,662
Petroleo Brasileiro S.A. (ADR)	6,742	92,905

		826,199

China (8.7%)
Anhui Conch Cement Co., Ltd., Class H	47,500	176,112
China BlueChemical Ltd., Class H	224,000	140,103
China Oilfield Services Ltd., Class H	102,000	316,353
China Petroleum & Chemical Corp., Class H	174,400	142,366
China Shipping Container Lines Co., Ltd., Class H*	544,000	141,712
Daphne International Holdings Ltd.	118,000	53,109
Dongfeng Motor Group Co., Ltd., Class H	68,000	106,460
Great Wall Motor Co., Ltd.	19,500	107,631
Industrial & Commercial Bank of China Ltd., Class H	207,000	139,881
Jiangxi Copper Co., Ltd., Class H	115,000	207,627
Mindray Medical International Ltd. (ADR)	4,571	166,202
Weichai Power Co., Ltd., Class H	67,000	270,011

		1,967,567

Colombia (0.8%)
Bancolombia S.A. (ADR)	3,753	183,972

Czech Republic (0.7%)
Komercni Banka A/S	750	166,962

Hong Kong (0.7%)
Orient Overseas International Ltd.	33,500	168,271

India (1.7%)
HDFC Bank Ltd. (ADR)	3,757	129,391
ICICI Bank Ltd. (ADR)	6,566	244,058

		373,449

Indonesia (0.8%)
PT Bank Rakyat Indonesia (Persero) Tbk	147,500	87,870
PT Indofood Sukses Makmur Tbk	176,500	95,719

		183,589

Malaysia (0.6%)
AMMB Holdings Bhd	62,600	138,368

Mexico (1.3%)
Controladora Comercial Mexicana S.A.B. de C.V.	67,100	287,281

South Africa (1.8%)
African Rainbow Minerals Ltd.	6,043	108,878
Anglo American Platinum Ltd.*	883	33,157
Impala Platinum Holdings Ltd.	8,892	104,263
Investec Ltd.	23,048	163,687

		409,985

South Korea (3.9%)
CJ Corp.*	1,203	132,799
Hyundai Mobis*	595	165,474
KT Corp.*	3,780	113,004
POSCO	597	184,698
Samsung Electronics Co., Ltd.	218	283,409

		879,384

Taiwan (0.9%)
Advanced Semiconductor Engineering, Inc. (ADR)	41,349	198,475

Thailand (0.8%)
Kasikornbank PCL	18,100	87,305
PTT Global Chemical PCL (b)	39,800	95,685

		182,990

Turkey (0.6%)
Akbank TAS	27,026	84,260
Turkiye Garanti Bankasi A/S	15,877	51,421

		135,681

Total Common Stocks (27.0%) (Cost $6,641,035)		6,102,173

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(43.5%)
iShares® Core MSCI Emerging Markets ETF	65,730	3,274,011
iShares® MSCI Emerging Markets ETF	78,490	3,278,527
Vanguard FTSE Emerging Markets ETF	79,422	3,267,421

Total Investment Companies (43.5%) (Cost $10,317,220)		9,819,959

Total Investments (70.5%) (Cost $16,958,255)		15,922,132
Other Assets Less Liabilities (29.5%)		6,675,974

Net Assets (100%)		$22,598,106

*	Non-income producing.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI Emerging Market Index	121	March-14	$6,104,253	$6,151,640	$47,387

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$432,674	$—	$432,674
Consumer Staples	367,943	95,719	—	463,662
Energy	92,905	458,719	—	551,624
Financials	869,963	919,754	—	1,789,717
Health Care	166,202	—	—	166,202
Industrials	142,521	712,793	—	855,314
Information Technology	396,044	283,409	—	679,453
Materials	—	1,050,523	—	1,050,523
Telecommunication Services	—	113,004	—	113,004
Futures	47,387	—	—	47,387
Investment Companies
Exchange Traded Funds (ETFs)	9,819,959	—	—	9,819,959

Total Assets	$11,902,924	$4,066,595	$—	$15,969,519

Total Liabilities	$—	$—	$—	$—

Total	$11,902,924	$4,066,595	$—	$15,969,519

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	47,387	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$47,387

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(141)	—	(141)
Credit contracts	—	—	—	—	—
Equity contracts	—	(120,725)	—	—	(120,725)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(120,725)	$(141)	$—	$(120,866)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	47,387	—	—	47,387
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$47,387	$—	$—	$47,387

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $4,724,000 for eleven months during the period ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 47,387(c)	$ —	$ —	$ 47,387

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$18,324,573
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,398,291

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$215,073
Aggregate gross unrealized depreciation	(1,252,168)

Net unrealized depreciation	$(1,037,095)

Federal income tax cost of investments	$16,959,227

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $18,919 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $16,958,255)	$15,922,132
Cash	7,101,149
Cash held as collateral at broker	320,000
Due from broker for futures variation margin	49,610
Receivable from Separate Accounts for Trust shares sold	10,441
Receivable from investment manager	5,190
Dividends, interest and other receivables	4,891
Deferred offering cost	2,031
Other assets	958

Total assets	23,416,402

LIABILITIES
Payable for securities purchased	783,262
Payable to Separate Accounts for Trust shares redeemed	4,635
Distribution fees payable - Class IB	1,589
Trustees’ fees payable	20
Accrued expenses	28,790

Total liabilities	818,296

NET ASSETS	$22,598,106

Net assets were comprised of:
Paid in capital	$23,673,578
Accumulated undistributed net investment income (loss)	(29)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(86,591)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(988,852)

Net assets	$22,598,106

Class IB
Net asset value, offering and redemption price per share, $7,654,055 / 811,691 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.43

Class K
Net asset value, offering and redemption price per share, $14,944,051 / 1,584,725 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.43

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends (net of $8,747 foreign withholding tax)	$295,727
Interest	4,099

Total income	299,826

EXPENSES
Investment management fees	121,066
Administrative fees	90,130
Professional fees	40,339
Custodian fees	30,001
Offering costs	16,980
Distribution fees - Class IB	14,443
Printing and mailing expenses	13,499
Trustees’ fees	470
Miscellaneous	13,180

Gross expenses	340,108
Less: Waiver from investment manager	(152,749)

Net expenses	187,359

NET INVESTMENT INCOME (LOSS)	112,467

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	34,134
Futures	(120,725)
Foreign currency transactions	(5,054)

Net realized gain (loss)	(91,645)

Change in unrealized appreciation (depreciation) on:
Investments	(1,036,123)
Futures	47,387
Foreign currency translations	(116)

Net change in unrealized appreciation (depreciation)	(988,852)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,080,497)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(968,030)

*	The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$112,467
Net realized gain (loss) on investments, futures and foreign currency transactions	(91,645)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(988,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(968,030)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(36,151)
Class K	(93,950)

(130,101)

Return of capital
Class IB	(4,014)
Class K	(10,432)

(14,446)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(144,547)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 952,047 shares ]	9,303,128
Capital shares issued in reinvestment of dividends and distributions [ 4,296 shares ]	40,165
Capital shares repurchased [ (144,652) shares ]	(1,364,257)

Total Class IB transactions	7,979,036

Class K
Capital shares sold [ 1,633,830 shares ]	16,193,888
Capital shares issued in reinvestment of dividends and distributions [ 11,164 shares ]	104,382
Capital shares repurchased [ (60,269) shares ]	(566,623)

Total Class K transactions	15,731,647

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,710,683

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,598,106
NET ASSETS:
Beginning of period	—

End of period (a)	$22,598,106

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(29)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS

FINANCIAL HIGHLIGHTS

Class IB	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)

Total from investment operations	(0.51)

Less distributions:
Dividends from net investment income	(0.05)
Return of capital	(0.01)

Total dividends and distributions	(0.06)

Net asset value, end of period	$9.43

Total return (b)	(5.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,654
Ratio of expenses to average net assets:
After waivers (a) (f)	1.25%
Before waivers (a) (f)	2.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a) (f)	0.48	%(l)
Before waivers (a) (f)	(0.38	)%(l)
Portfolio turnover rate (z)	9%

Class K	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.56)

Total from investment operations	(0.50)

Less distributions:
Dividends from net investment income	(0.06)
Return of capital	(0.01)

Total dividends and distributions	(0.07)

Net asset value, end of period	$9.43

Total return (b)	(4.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,944
Ratio of expenses to average net assets:
After waivers (a) (f)	1.00%
Before waivers (a) (f)	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a) (f)	0.74	%(l)
Before waivers (a) (f)	(0.12	)%(l)
Portfolio turnover rate (z)	9%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	31.51%	17.41%	7.01%
Portfolio – Class IB Shares**	31.49	17.24	6.79
Portfolio – Class K Shares***	31.80	N/A	24.16
S&P 500 Index	32.39	17.94	7.41
* Date of inception 3/1/94. ** Date of inception 5/1/97. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.51% for the year ended December 31, 2013. The Portfolio’s benchmark, the S&P 500 Index, returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013.

What helped performance during the year:

•	The five sectors that contributed the most to relative performance for the year ending December 31, 2013 were Financials, Information Technology, Health Care, Consumer Discretionary and Industrials.

•	The five stocks that contributed the most to performance for the year ending December 31, 2013 were Google Inc, Microsoft Corp., General Electric Co., Exxon Mobil Corp. and Johnson & Johnson.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year ending December 31, 2013 were Telecommunication Services, Utilities, Materials, Energy and Consumer Staples.

•

The five stocks that detracted the most from performance for the year ending December 31, 2013 were Newmont Mining Corp., Intuitive Surgical Inc., CenturyLink Inc., HCP Inc. and Edwards Lifesciences Corp.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	18.5%
Financials	16.0
Health Care	12.8
Consumer Discretionary	12.4
Industrials	10.9
Energy	10.2
Consumer Staples	9.7
Materials	3.5
Utilities	2.9
Telecommunication Services	2.3
Cash and Other	0.8

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,159.19	$3.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class IB
Actual	1,000.00	1,158.77	3.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class K
Actual	1,000.00	1,160.49	2.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.33	1.90

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.62%, 0.62% and 0.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (0.4%)
BorgWarner, Inc.	55,220	$3,087,350
Delphi Automotive plc	67,136	4,036,888
Goodyear Tire & Rubber Co.	59,200	1,411,920
Johnson Controls, Inc.	164,250	8,426,025

		16,962,183

Automobiles (0.7%)
Ford Motor Co.	945,898	14,595,206
General Motors Co.*	273,090	11,161,188
Harley-Davidson, Inc.	53,000	3,669,720

		29,426,114

Distributors (0.1%)
Genuine Parts Co.	37,010	3,078,862

Diversified Consumer Services (0.1%)
H&R Block, Inc.	65,500	1,902,120

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	105,000	4,217,850
Chipotle Mexican Grill, Inc.*	7,451	3,969,744
Darden Restaurants, Inc.	31,300	1,701,781
International Game Technology	59,650	1,083,244
Marriott International, Inc., Class A	53,877	2,659,369
McDonald’s Corp.	238,650	23,156,209
Starbucks Corp.	180,700	14,165,073
Starwood Hotels & Resorts Worldwide, Inc.	45,950	3,650,727
Wyndham Worldwide Corp.	31,245	2,302,444
Wynn Resorts Ltd.	19,379	3,763,596
Yum! Brands, Inc.	106,780	8,073,636

		68,743,673

Household Durables (0.4%)
D.R. Horton, Inc.*	68,150	1,521,108
Garmin Ltd.	29,460	1,361,641
Harman International Industries, Inc.	16,200	1,325,970
Leggett & Platt, Inc.	33,850	1,047,319
Lennar Corp., Class A	40,050	1,584,378
Mohawk Industries, Inc.*	14,650	2,181,385
Newell Rubbermaid, Inc.	68,826	2,230,651
PulteGroup, Inc.	82,657	1,683,723
Whirlpool Corp.	18,816	2,951,478

		15,887,653

Internet & Catalog Retail (1.5%)
Amazon.com, Inc.*	88,930	35,464,394
Expedia, Inc.	24,689	1,719,836
Netflix, Inc.*	14,210	5,231,696
priceline.com, Inc.*	12,356	14,362,614
TripAdvisor, Inc.*	26,559	2,199,882

		58,978,422

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	27,658	1,521,467
Mattel, Inc.	81,150	3,861,117

		5,382,584

Media (3.7%)
Cablevision Systems Corp. - New York Group, Class A	51,300	919,809
CBS Corp. (Non-Voting), Class B	133,850	8,531,599
Comcast Corp., Class A	624,950	32,475,527
DIRECTV*	117,160	8,094,584
Discovery Communications, Inc., Class A*	54,116	4,893,169
Gannett Co., Inc.	54,650	1,616,547
Graham Holdings Co., Class B*	1,050	696,486
Interpublic Group of Cos., Inc.	99,776	1,766,035
News Corp., Class A*	119,350	2,150,687
Omnicom Group, Inc.	61,700	4,588,629
Scripps Networks Interactive, Inc., Class A	26,261	2,269,213
Time Warner Cable, Inc.	67,597	9,159,393
Time Warner, Inc.	216,950	15,125,754
Twenty-First Century Fox, Inc., Class A	470,600	16,555,708
Viacom, Inc., Class B	97,350	8,502,549
Walt Disney Co.	391,902	29,941,313

		147,287,002

Multiline Retail (0.7%)
Dollar General Corp.*	70,650	4,261,608
Dollar Tree, Inc.*	49,910	2,815,922
Family Dollar Stores, Inc.	23,190	1,506,654
Kohl’s Corp.	48,270	2,739,323
Macy’s, Inc.	88,372	4,719,065
Nordstrom, Inc.	34,320	2,120,976
Target Corp.	151,570	9,589,834

		27,753,382

Specialty Retail (2.2%)
AutoNation, Inc.*	15,469	768,655
AutoZone, Inc.*	8,180	3,909,549
Bed Bath & Beyond, Inc.*	51,500	4,135,450
Best Buy Co., Inc.	65,525	2,613,137
CarMax, Inc.*	53,556	2,518,203
GameStop Corp., Class A	28,023	1,380,413
Gap, Inc.	63,505	2,481,775
Home Depot, Inc.	337,718	27,807,700
L Brands, Inc.	58,467	3,616,184
Lowe’s Cos., Inc.	250,780	12,426,149
O’Reilly Automotive, Inc.*	25,734	3,312,223
PetSmart, Inc.	24,860	1,808,565
Ross Stores, Inc.	51,970	3,894,112
Staples, Inc.	158,395	2,516,897
Tiffany & Co.	26,410	2,450,320
TJX Cos., Inc.	170,550	10,869,151
Urban Outfitters, Inc.*	26,128	969,349

		87,477,832

Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	67,250	3,774,743
Fossil Group, Inc.*	11,782	1,413,133
Michael Kors Holdings Ltd.*	43,018	3,492,631
NIKE, Inc., Class B	179,200	14,092,288
PVH Corp.	19,556	2,660,007
Ralph Lauren Corp.	14,300	2,524,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
VF Corp.	84,600	$5,273,964

		33,231,717

Total Consumer Discretionary		496,111,544

Consumer Staples (9.7%)
Beverages (2.1%)
Beam, Inc.	39,100	2,661,146
Brown-Forman Corp., Class B	38,875	2,937,783
Coca-Cola Co.	910,716	37,621,678
Coca-Cola Enterprises, Inc.	57,900	2,555,127
Constellation Brands, Inc., Class A*	39,950	2,811,681
Dr. Pepper Snapple Group, Inc.	48,075	2,342,214
Molson Coors Brewing Co., Class B	37,900	2,128,085
Monster Beverage Corp.*	32,540	2,205,236
PepsiCo, Inc.	367,803	30,505,581

		85,768,531

Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	104,800	12,472,248
CVS Caremark Corp.	285,445	20,429,299
Kroger Co.	124,800	4,933,344
Safeway, Inc.	59,150	1,926,515
Sysco Corp.	139,450	5,034,145
Walgreen Co.	208,850	11,996,344
Wal-Mart Stores, Inc.	387,968	30,529,202
Whole Foods Market, Inc.	89,250	5,161,328

		92,482,425

Food Products (1.6%)
Archer-Daniels-Midland Co.	157,766	6,847,044
Campbell Soup Co.	43,050	1,863,204
ConAgra Foods, Inc.	101,150	3,408,755
General Mills, Inc.	152,100	7,591,311
Hershey Co.	35,950	3,495,418
Hormel Foods Corp.	32,258	1,457,094
J.M. Smucker Co.	25,197	2,610,913
Kellogg Co.	61,650	3,764,966
Kraft Foods Group, Inc.	142,877	7,703,928
McCormick & Co., Inc. (Non-Voting)	31,650	2,181,318
Mead Johnson Nutrition Co.	48,450	4,058,172
Mondelez International, Inc., Class A	420,581	14,846,509
Tyson Foods, Inc., Class A	65,100	2,178,246

		62,006,878

Household Products (2.0%)
Clorox Co.	30,950	2,870,922
Colgate-Palmolive Co.	210,800	13,746,268
Kimberly-Clark Corp.	91,544	9,562,686
Procter & Gamble Co.	651,855	53,067,516

		79,247,392

Personal Products (0.2%)
Avon Products, Inc.	104,000	1,790,880
Estee Lauder Cos., Inc., Class A	61,400	4,624,648

		6,415,528

Tobacco (1.5%)
Altria Group, Inc.	479,600	18,411,844
Lorillard, Inc.	88,322	4,476,159
Philip Morris International, Inc.	384,250	33,479,702
Reynolds American, Inc.	75,150	3,756,749

		60,124,454

Total Consumer Staples		386,045,208

Energy (10.2%)
Energy Equipment & Services (1.9%)
Baker Hughes, Inc.	106,257	5,871,762
Cameron International Corp.*	57,024	3,394,639
Diamond Offshore Drilling, Inc.	16,647	947,547
Ensco plc, Class A	56,020	3,203,224
FMC Technologies, Inc.*	56,710	2,960,829
Halliburton Co.	203,400	10,322,550
Helmerich & Payne, Inc.	25,669	2,158,250
Nabors Industries Ltd.	62,250	1,057,627
National Oilwell Varco, Inc.	102,647	8,163,516
Noble Corp. plc	60,730	2,275,553
Rowan Cos., plc, Class A*	29,750	1,051,960
Schlumberger Ltd.	315,838	28,460,162
Transocean Ltd.	81,252	4,015,474

		73,883,093

Oil, Gas & Consumable Fuels (8.3%)
Anadarko Petroleum Corp.	120,694	9,573,448
Apache Corp.	95,730	8,227,036
Cabot Oil & Gas Corp.	100,986	3,914,217
Chesapeake Energy Corp.	121,200	3,289,368
Chevron Corp.	461,234	57,612,739
ConocoPhillips Co.	293,784	20,755,840
CONSOL Energy, Inc.	54,900	2,088,396
Denbury Resources, Inc.*	87,902	1,444,230
Devon Energy Corp.	91,500	5,661,105
EOG Resources, Inc.	65,500	10,993,520
EQT Corp.	36,167	3,247,073
Exxon Mobil Corp.#	1,047,630	106,020,156
Hess Corp.	68,200	5,660,600
Kinder Morgan, Inc.	161,437	5,811,732
Marathon Oil Corp.	167,014	5,895,594
Marathon Petroleum Corp.	72,207	6,623,548
Murphy Oil Corp.	42,150	2,734,692
Newfield Exploration Co.*	32,600	802,938
Noble Energy, Inc.	86,156	5,868,085
Occidental Petroleum Corp.	193,300	18,382,830
Peabody Energy Corp.	64,700	1,263,591
Phillips 66	143,792	11,090,677
Pioneer Natural Resources Co.	34,229	6,300,532
QEP Resources, Inc.	42,989	1,317,613
Range Resources Corp.	39,169	3,302,338
Southwestern Energy Co.*	84,093	3,307,378
Spectra Energy Corp.	160,656	5,722,567
Tesoro Corp.	31,854	1,863,459
Valero Energy Corp.	129,385	6,521,004
Williams Cos., Inc.	163,850	6,319,694
WPX Energy, Inc.*	48,133	980,951

		332,596,951

Total Energy		406,480,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Financials (16.0%)
Capital Markets (2.2%)
Ameriprise Financial, Inc.	46,657	$5,367,888
Bank of New York Mellon Corp.	275,419	9,623,140
BlackRock, Inc.	30,514	9,656,766
Charles Schwab Corp.	278,255	7,234,630
E*TRADE Financial Corp.*	68,840	1,352,018
Franklin Resources, Inc.	96,801	5,588,322
Goldman Sachs Group, Inc.	101,092	17,919,568
Invesco Ltd.	106,301	3,869,356
Legg Mason, Inc.	25,413	1,104,957
Morgan Stanley	332,213	10,418,200
Northern Trust Corp.	53,850	3,332,776
State Street Corp.	105,270	7,725,765
T. Rowe Price Group, Inc.	62,586	5,242,829

		88,436,215

Commercial Banks (2.8%)
BB&T Corp.	169,050	6,308,946
Comerica, Inc.	43,850	2,084,629
Fifth Third Bancorp	211,717	4,452,409
Huntington Bancshares, Inc./Ohio	199,138	1,921,682
KeyCorp	215,000	2,885,300
M&T Bank Corp.	31,250	3,638,125
PNC Financial Services Group, Inc.	127,629	9,901,458
Regions Financial Corp.	330,352	3,267,181
SunTrust Banks, Inc.	128,350	4,724,563
U.S. Bancorp/Minnesota	437,945	17,692,978
Wells Fargo & Co.	1,149,553	52,189,706
Zions Bancorp	44,250	1,325,730

		110,392,707

Consumer Finance (1.0%)
American Express Co.	220,960	20,047,701
Capital One Financial Corp.	138,244	10,590,873
Discover Financial Services	114,871	6,427,032
SLM Corp.	104,592	2,748,678

		39,814,284

Diversified Financial Services (3.9%)
Bank of America Corp.	2,557,871	39,826,051
Citigroup, Inc.	727,350	37,902,209
CME Group, Inc./Illinois	75,615	5,932,753
IntercontinentalExchange Group, Inc.	27,616	6,211,391
JPMorgan Chase & Co.	901,491	52,719,194
Leucadia National Corp.	75,142	2,129,524
McGraw Hill Financial, Inc.	64,950	5,079,090
Moody’s Corp.	45,376	3,560,655
NASDAQ OMX Group, Inc.	27,723	1,103,375

		154,464,242

Insurance (4.3%)
ACE Ltd.	81,577	8,445,667
Aflac, Inc.	111,750	7,464,900
Allstate Corp.	109,076	5,949,005
American International Group, Inc.	353,099	18,025,704
Aon plc	72,175	6,054,761
Assurant, Inc.	17,430	1,156,829
Berkshire Hathaway, Inc., Class B*	431,682	51,180,218
Chubb Corp.	60,400	5,836,452
Cincinnati Financial Corp.	35,363	1,851,960
Genworth Financial, Inc., Class A*	118,520	1,840,616
Hartford Financial Services Group, Inc.	107,200	3,883,856
Lincoln National Corp.	62,878	3,245,762
Loews Corp.	73,347	3,538,259
Marsh & McLennan Cos., Inc.	131,600	6,364,176
MetLife, Inc.	268,849	14,496,338
Principal Financial Group, Inc.	65,650	3,237,201
Progressive Corp.	132,350	3,609,185
Prudential Financial, Inc.	111,050	10,241,031
Torchmark Corp.	21,675	1,693,901
Travelers Cos., Inc.	87,324	7,906,315
Unum Group	62,620	2,196,710
XL Group plc	67,800	2,158,752

		170,377,598

Real Estate Investment Trusts (REITs) (1.8%)
American Tower Corp. (REIT)	94,642	7,554,324
Apartment Investment & Management Co. (REIT), Class A	34,983	906,410
AvalonBay Communities, Inc. (REIT)	29,164	3,448,060
Boston Properties, Inc. (REIT)	36,680	3,681,572
Equity Residential (REIT)	80,380	4,169,311
General Growth Properties, Inc. (REIT)	128,904	2,587,103
HCP, Inc. (REIT)	109,408	3,973,699
Health Care REIT, Inc. (REIT)	69,233	3,708,812
Host Hotels & Resorts, Inc. (REIT)	181,339	3,525,230
Kimco Realty Corp. (REIT)	98,230	1,940,042
Macerich Co. (REIT)	33,690	1,984,004
Plum Creek Timber Co., Inc. (REIT)	42,420	1,972,954
Prologis, Inc. (REIT)	119,572	4,418,185
Public Storage (REIT)	34,660	5,217,023
Simon Property Group, Inc. (REIT)	74,425	11,324,508
Ventas, Inc. (REIT)	70,516	4,039,156
Vornado Realty Trust (REIT)	41,705	3,702,987
Weyerhaeuser Co. (REIT)	139,729	4,411,245

		72,564,625

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	66,730	1,754,999

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	114,014	1,075,152
People’s United Financial, Inc.	76,193	1,152,038

		2,227,190

Total Financials		640,031,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Health Care (12.8%)
Biotechnology (2.4%)
Alexion Pharmaceuticals, Inc.*	47,050	$6,260,473
Amgen, Inc.	180,880	20,649,261
Biogen Idec, Inc.*	56,689	15,858,748
Celgene Corp.*	98,850	16,701,696
Gilead Sciences, Inc.*	367,700	27,632,655
Regeneron Pharmaceuticals, Inc.*	18,834	5,183,870
Vertex Pharmaceuticals, Inc.*	56,033	4,163,252

		96,449,955

Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	370,750	14,210,848
Baxter International, Inc.	130,150	9,051,933
Becton, Dickinson and Co.	46,550	5,143,310
Boston Scientific Corp.*	320,206	3,848,876
C.R. Bard, Inc.	18,700	2,504,678
CareFusion Corp.*	50,637	2,016,365
Covidien plc	110,296	7,511,158
DENTSPLY International, Inc.	34,180	1,657,046
Edwards Lifesciences Corp.*	26,229	1,724,819
Intuitive Surgical, Inc.*	9,163	3,519,325
Medtronic, Inc.	239,400	13,739,166
St. Jude Medical, Inc.	69,972	4,334,765
Stryker Corp.	70,800	5,319,912
Varian Medical Systems, Inc.*	25,338	1,968,509
Zimmer Holdings, Inc.	41,000	3,820,790

		80,371,500

Health Care Providers & Services (2.0%)
Aetna, Inc.	88,128	6,044,700
AmerisourceBergen Corp.	55,150	3,877,596
Cardinal Health, Inc.	81,875	5,470,069
Cigna Corp.	66,300	5,799,924
DaVita HealthCare Partners, Inc.*	42,338	2,682,959
Express Scripts Holding Co.*	193,255	13,574,231
Humana, Inc.	37,400	3,860,428
Laboratory Corp. of America Holdings*	20,950	1,914,201
McKesson Corp.	55,081	8,890,073
Patterson Cos., Inc.	19,950	821,940
Quest Diagnostics, Inc.	34,850	1,865,869
Tenet Healthcare Corp.*	23,775	1,001,403
UnitedHealth Group, Inc.	241,450	18,181,185
WellPoint, Inc.	70,850	6,545,832

		80,530,410

Health Care Technology (0.1%)
Cerner Corp.*	70,792	3,945,946

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	79,323	4,536,482
Life Technologies Corp.*	41,406	3,138,575
PerkinElmer, Inc.	26,950	1,111,148
Thermo Fisher Scientific, Inc.	86,650	9,648,478
Waters Corp.*	20,400	2,040,000

		20,474,683

Pharmaceuticals (5.8%)
AbbVie, Inc.	381,500	20,147,015
Actavis plc*	41,767	7,016,856
Allergan, Inc.	71,250	7,914,450
Bristol-Myers Squibb Co.	394,873	20,987,500
Eli Lilly and Co.	237,760	12,125,760
Forest Laboratories, Inc.*	56,850	3,412,705
Hospira, Inc.*	39,760	1,641,293
Johnson & Johnson	676,610	61,970,710
Merck & Co., Inc.	700,717	35,070,886
Mylan, Inc.*	91,800	3,984,120
Perrigo Co. plc	29,989	4,602,112
Pfizer, Inc.	1,554,240	47,606,371
Zoetis, Inc.	119,874	3,918,681

		230,398,459

Total Health Care		512,170,953

Industrials (10.9%)
Aerospace & Defense (2.7%)
Boeing Co.	165,824	22,633,318
General Dynamics Corp.	80,250	7,667,888
Honeywell International, Inc.	188,162	17,192,362
L-3 Communications Holdings, Inc.	21,250	2,270,775
Lockheed Martin Corp.	64,558	9,597,192
Northrop Grumman Corp.	53,220	6,099,544
Precision Castparts Corp.	34,850	9,385,105
Raytheon Co.	76,600	6,947,620
Rockwell Collins, Inc.	32,400	2,395,008
Textron, Inc.	67,400	2,477,624
United Technologies Corp.	202,450	23,038,810

		109,705,246

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	36,352	2,120,776
Expeditors International of Washington, Inc.	49,298	2,181,436
FedEx Corp.	71,410	10,266,616
United Parcel Service, Inc., Class B	171,450	18,015,966

		32,584,794

Airlines (0.2%)
Delta Air Lines, Inc.	205,123	5,634,729
Southwest Airlines Co.	167,068	3,147,561

		8,782,290

Building Products (0.1%)
Allegion plc*	21,388	945,149
Masco Corp.	85,600	1,949,112

		2,894,261

Commercial Services & Supplies (0.5%)
ADT Corp.	47,918	1,939,242
Cintas Corp.	24,150	1,439,099
Iron Mountain, Inc.	40,788	1,237,916
Pitney Bowes, Inc.	48,400	1,127,720
Republic Services, Inc.	64,751	2,149,733
Stericycle, Inc.*	20,565	2,389,036
Tyco International Ltd.	111,586	4,579,489
Waste Management, Inc.	104,606	4,693,671

		19,555,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Construction & Engineering (0.2%)
Fluor Corp.	39,150	$3,143,354
Jacobs Engineering Group, Inc.*	31,564	1,988,216
Quanta Services, Inc.*	51,750	1,633,230

		6,764,800

Electrical Equipment (0.8%)
AMETEK, Inc.	58,698	3,091,624
Eaton Corp. plc	113,775	8,660,553
Emerson Electric Co.	168,800	11,846,384
Rockwell Automation, Inc.	33,250	3,928,820
Roper Industries, Inc.	23,805	3,301,277

		30,828,658

Industrial Conglomerates (2.5%)
3M Co.	153,400	21,514,350
Danaher Corp.	143,800	11,101,360
General Electric Co.	2,426,283	68,008,712

		100,624,422

Machinery (1.8%)
Caterpillar, Inc.	152,600	13,857,606
Cummins, Inc.	41,800	5,892,546
Deere & Co.	91,800	8,384,094
Dover Corp.	40,850	3,943,659
Flowserve Corp.	33,441	2,636,154
Illinois Tool Works, Inc.	97,945	8,235,216
Ingersoll-Rand plc	64,265	3,958,724
Joy Global, Inc.	25,450	1,488,570
PACCAR, Inc.	84,900	5,023,533
Pall Corp.	26,550	2,266,043
Parker Hannifin Corp.	35,800	4,605,312
Pentair Ltd. (Registered)	47,808	3,713,247
Snap-on, Inc.	13,950	1,527,804
Stanley Black & Decker, Inc.	37,246	3,005,380
Xylem, Inc.	44,200	1,529,320

		70,067,208

Professional Services (0.2%)
Dun & Bradstreet Corp.	9,156	1,123,899
Equifax, Inc.	29,200	2,017,428
Nielsen Holdings N.V.	60,671	2,784,192
Robert Half International, Inc.	33,200	1,394,068

		7,319,587

Road & Rail (0.9%)
CSX Corp.	243,050	6,992,549
Kansas City Southern	26,440	3,274,065
Norfolk Southern Corp.	74,100	6,878,703
Ryder System, Inc.	12,600	929,628
Union Pacific Corp.	110,450	18,555,600

		36,630,545

Trading Companies & Distributors (0.2%)
Fastenal Co.	65,466	3,110,289
W.W. Grainger, Inc.	14,850	3,792,987

		6,903,276

Total Industrials		432,660,993

Information Technology (18.5%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	1,282,200	28,785,390
F5 Networks, Inc.*	18,600	1,689,996
Harris Corp.	25,634	1,789,510
Juniper Networks, Inc.*	121,090	2,733,001
Motorola Solutions, Inc.	55,224	3,727,620
QUALCOMM, Inc.	405,160	30,083,130

		68,808,647

Computers & Peripherals (4.1%)
Apple, Inc.	215,769	121,070,144
EMC Corp.	493,480	12,411,022
Hewlett-Packard Co.	460,869	12,895,115
NetApp, Inc.	81,730	3,362,372
SanDisk Corp.	54,180	3,821,857
Seagate Technology plc	78,190	4,391,150
Western Digital Corp.	50,470	4,234,433

		162,186,093

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	37,966	3,385,808
Corning, Inc.	347,042	6,184,288
FLIR Systems, Inc.	33,957	1,022,106
Jabil Circuit, Inc.	44,330	773,115
TE Connectivity Ltd.	98,420	5,423,926

		16,789,243

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	42,898	2,023,928
eBay, Inc.*	279,400	15,336,266
Facebook, Inc., Class A*	398,041	21,756,921
Google, Inc., Class A*	67,299	75,422,662
VeriSign, Inc.*	30,900	1,847,202
Yahoo!, Inc.*	226,227	9,148,620

		125,535,599

IT Services (3.6%)
Accenture plc, Class A	152,450	12,534,439
Alliance Data Systems Corp.*	11,700	3,076,281
Automatic Data Processing, Inc.	115,460	9,330,323
Cognizant Technology Solutions Corp., Class A*	72,550	7,326,099
Computer Sciences Corp.	35,300	1,972,564
Fidelity National Information Services, Inc.	69,799	3,746,810
Fiserv, Inc.*	62,700	3,702,435
International Business Machines Corp.	244,801	45,917,324
MasterCard, Inc., Class A	24,840	20,752,826
Paychex, Inc.	77,935	3,548,380
Teradata Corp.*	39,165	1,781,616
Total System Services, Inc.	40,035	1,332,365
Visa, Inc., Class A	122,143	27,198,803
Western Union Co.	132,429	2,284,400

		144,504,665

Office Electronics (0.1%)
Xerox Corp.	277,516	3,377,370

Semiconductors & Semiconductor Equipment (2.0%)
Altera Corp.	77,000	2,504,810
Analog Devices, Inc.	74,600	3,799,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Applied Materials, Inc.	288,750	$5,107,987
Broadcom Corp., Class A	129,400	3,836,710
First Solar, Inc.*	16,900	923,416
Intel Corp.	1,192,080	30,946,397
KLA-Tencor Corp.	39,950	2,575,177
Lam Research Corp.*	38,938	2,120,174
Linear Technology Corp.	56,150	2,557,633
LSI Corp.	130,650	1,439,763
Microchip Technology, Inc.	47,536	2,127,236
Micron Technology, Inc.*	252,250	5,488,960
NVIDIA Corp.	138,750	2,222,775
Texas Instruments, Inc.	262,481	11,525,541
Xilinx, Inc.	64,300	2,952,656

		80,128,613

Software (3.4%)
Adobe Systems, Inc.*	111,480	6,675,423
Autodesk, Inc.*	54,080	2,721,846
CA, Inc.	77,895	2,621,167
Citrix Systems, Inc.*	44,700	2,827,275
Electronic Arts, Inc.*	74,130	1,700,542
Intuit, Inc.	68,300	5,212,656
Microsoft Corp.	1,821,773	68,188,963
Oracle Corp.	841,567	32,198,354
Red Hat, Inc.*	45,430	2,545,897
Salesforce.com, Inc.*	133,022	7,341,484
Symantec Corp.	166,900	3,935,502

		135,969,109

Total Information Technology		737,299,339

Materials (3.5%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	50,650	5,661,657
Airgas, Inc.	15,909	1,779,422
CF Industries Holdings, Inc.	13,745	3,203,135
Dow Chemical Co.	290,851	12,913,784
E.I. du Pont de Nemours & Co.	222,100	14,429,837
Eastman Chemical Co.	36,900	2,977,830
Ecolab, Inc.	65,041	6,781,825
FMC Corp.	31,960	2,411,702
International Flavors & Fragrances, Inc.	19,550	1,680,909
LyondellBasell Industries N.V., Class A	104,777	8,411,497
Monsanto Co.	126,098	14,696,722
Mosaic Co.	81,710	3,862,432
PPG Industries, Inc.	34,050	6,457,923
Praxair, Inc.	70,600	9,180,118
Sherwin-Williams Co.	20,650	3,789,275
Sigma-Aldrich Corp.	28,700	2,698,087

		100,936,155

Construction Materials (0.1%)
Vulcan Materials Co.	31,150	1,850,933

Containers & Packaging (0.2%)
Avery Dennison Corp.	23,150	1,161,898
Ball Corp.	34,650	1,790,019
Bemis Co., Inc.	24,650	1,009,664
MeadWestvaco Corp.	42,609	1,573,550
Owens-Illinois, Inc.*	39,532	1,414,455
Sealed Air Corp.	47,034	1,601,508

		8,551,094

Metals & Mining (0.6%)
Alcoa, Inc.	256,498	2,726,574
Allegheny Technologies, Inc.	25,850	921,035
Cliffs Natural Resources, Inc.	36,700	961,907
Freeport-McMoRan Copper & Gold, Inc.	248,938	9,394,920
Newmont Mining Corp.	119,350	2,748,631
Nucor Corp.	76,300	4,072,894
United States Steel Corp.	34,650	1,022,175

		21,848,136

Paper & Forest Products (0.1%)
International Paper Co.	106,385	5,216,057

Total Materials		138,402,375

Telecommunication Services (2.3%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	1,263,345	44,419,210
CenturyLink, Inc.	141,740	4,514,419
Frontier Communications Corp.	239,680	1,114,512
Verizon Communications, Inc.	686,286	33,724,094
Windstream Holdings, Inc.	142,926	1,140,550

		84,912,785

Wireless Telecommunication Services (0.2%)
Crown Castle International Corp.*	80,110	5,882,477

Total Telecommunication Services		90,795,262

Utilities (2.9%)
Electric Utilities (1.6%)
American Electric Power Co., Inc.	116,830	5,460,634
Duke Energy Corp.	169,300	11,683,393
Edison International	78,100	3,616,030
Entergy Corp.	42,750	2,704,793
Exelon Corp.	205,470	5,627,823
FirstEnergy Corp.	100,282	3,307,300
NextEra Energy, Inc.	103,300	8,844,546
Northeast Utilities	75,544	3,202,310
Pepco Holdings, Inc.	59,855	1,145,026
Pinnacle West Capital Corp.	26,400	1,397,088
PPL Corp.	151,138	4,547,743
Southern Co.	211,450	8,692,710
Xcel Energy, Inc.	119,295	3,333,102

		63,562,498

Gas Utilities (0.1%)
AGL Resources, Inc.	28,460	1,344,166
ONEOK, Inc.	49,464	3,075,671

		4,419,837

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	157,450	2,284,600
NRG Energy, Inc.	77,518	2,226,317

		4,510,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Multi-Utilities (1.1%)
Ameren Corp.	58,150	$2,102,704
CenterPoint Energy, Inc.	102,750	2,381,745
CMS Energy Corp.	63,750	1,706,588
Consolidated Edison, Inc.	70,250	3,883,420
Dominion Resources, Inc.	139,196	9,004,589
DTE Energy Co.	42,400	2,814,936
Integrys Energy Group, Inc.	19,124	1,040,537
NiSource, Inc.	75,109	2,469,584
PG&E Corp.	107,700	4,338,156
Public Service Enterprise Group, Inc.	121,300	3,886,452
SCANA Corp.	33,711	1,582,057
Sempra Energy	54,522	4,893,895
TECO Energy, Inc.	48,950	843,898
Wisconsin Energy Corp.	54,304	2,244,927

		43,193,488

Total Utilities		115,686,740

Total Investments (99.2%) (Cost $2,377,382,393)		3,955,684,318
Other Assets Less Liabilities (0.8%)		33,498,608

Net Assets (100%)		$3,989,182,926

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $17,912,400.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	333	March-14	$30,027,535	$30,654,315	$626,780

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$496,111,544	$—	$—	$496,111,544
Consumer Staples	383,107,425	2,937,783	—	386,045,208
Energy	406,480,044	—	—	406,480,044
Financials	640,031,860	—	—	640,031,860
Health Care	512,170,953	—	—	512,170,953
Industrials	432,660,993	—	—	432,660,993
Information Technology	737,299,339	—	—	737,299,339
Materials	138,402,375	—	—	138,402,375
Telecommunication Services	90,795,262	—	—	90,795,262
Utilities	115,686,740	—	—	115,686,740
Futures	626,780	—	—	626,780

Total Assets	$3,953,373,315	$2,937,783	$—	$3,956,311,098

Total Liabilities	$—	$—	$—	$—

Total	$3,953,373,315	$2,937,783	$—	$3,956,311,098

(a) A security with a market value of $2,937,783 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	626,780	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$626,780

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	5,378,446	—	—	5,378,446
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$5,378,446	$—	$—	$5,378,446

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	546,332	—	—	546,332
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$546,332	$—	$—	$546,332

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $25,282,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 626,780	(c)	$—	$—	$626,780

(a)	For financial reporting purposes the Portfolios does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.

(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$189,233,529
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$215,932,525

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,739,518,308
Aggregate gross unrealized depreciation	(199,853,520)

Net unrealized appreciation	$1,539,664,788

Federal income tax cost of investments	$2,416,019,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $2,377,382,393)	$3,955,684,318
Cash	28,349,850
Receivable for securities sold	12,973,634
Dividends, interest and other receivables	5,350,408
Receivable from Separate Accounts for Trust shares sold	1,709,530
Due from broker for futures variation margin	106,560
Other assets	13,846

Total assets	4,004,188,146

LIABILITIES
Payable for securities purchased	6,863,732
Payable to Separate Accounts for Trust shares redeemed	6,044,540
Investment management fees payable	830,835
Distribution fees payable - Class IB	474,095
Administrative fees payable	347,162
Distribution fees payable - Class IA	312,489
Trustees’ fees payable	4,898
Accrued expenses	127,469

Total liabilities	15,005,220

NET ASSETS	$3,989,182,926

Net assets were comprised of:
Paid in capital	$2,446,786,000
Accumulated undistributed net investment income (loss)	2,002,248
Accumulated undistributed net realized gain (loss) on investments and futures	(38,534,027)
Net unrealized appreciation (depreciation) on investments and futures	1,578,928,705

Net assets	$3,989,182,926

Class IA
Net asset value, offering and redemption price per share, $1,499,464,004 / 46,559,755 shares outstanding (unlimited amount authorized: $0.01 par value)	$32.21

Class IB
Net asset value, offering and redemption price per share, $2,276,774,110 / 71,028,215 shares outstanding (unlimited amount authorized: $0.01 par value)	$32.05

Class K
Net asset value, offering and redemption price per share, $212,944,812 / 6,612,278 shares outstanding (unlimited amount authorized: $0.01 par value)	$32.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $13,705 foreign withholding tax)	$76,111,173
Interest	30,318

Total income	76,141,491

EXPENSES
Investment management fees	8,958,975
Distribution fees - Class IB	5,069,372
Administrative fees	3,665,684
Distribution fees - Class IA	3,396,753
Printing and mailing expenses	365,333
Custodian fees	120,000
Professional fees	113,139
Trustees’ fees	94,733
Miscellaneous	78,391

Total expenses	21,862,380

NET INVESTMENT INCOME (LOSS)	54,279,111

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	9,096,929
Futures	5,378,446

Net realized gain (loss)	14,475,375

Change in unrealized appreciation (depreciation) on:
Investments	903,337,282
Futures	546,332

Net change in unrealized appreciation (depreciation)	903,883,614

NET REALIZED AND UNREALIZED GAIN (LOSS)	918,358,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$972,638,100

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$54,279,111	$51,945,250
Net realized gain (loss) on investments and futures	14,475,375	21,007,206
Net change in unrealized appreciation (depreciation) on investments and futures	903,883,614	347,683,385

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	972,638,100	420,635,841

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(20,043,005)	(20,062,449)
Class IB	(30,399,156)	(28,479,510)
Class K	(3,338,468)	(3,510,755)

	(53,780,629)	(52,052,714)

Distributions from net realized capital gains
Class IA	—	(504,896)
Class IB	—	(720,140)
Class K	—	(76,588)

	—	(1,301,624)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(53,780,629)	(53,354,338)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,957,185 and 3,869,437 shares, respectively ]	84,425,558	94,158,881
Capital shares issued in reinvestment of dividends and distributions [ 635,611 and 826,333 shares, respectively ]	20,043,005	20,567,345
Capital shares repurchased [ (5,387,865) and (6,384,148) shares, respectively ]	(155,044,443)	(154,419,526)

Total Class IA transactions	(50,575,880)	(39,693,300)

Class IB
Capital shares sold [ 11,481,258 and 10,096,165 shares, respectively ]	325,012,319	241,942,824
Capital shares issued in reinvestment of dividends and distributions [ 968,569 and 1,178,723 shares, respectively ]	30,399,156	29,199,650
Capital shares repurchased [ (10,458,643) and (12,252,459) shares, respectively ]	(302,589,034)	(294,827,155)

Total Class IB transactions	52,822,441	(23,684,681)

Class K
Capital shares sold [ 1,006,331 and 2,116,659 shares, respectively ]	28,846,559	50,286,161
Capital shares issued in reinvestment of dividends and distributions [ 105,883 and 144,147 shares, respectively ]	3,338,468	3,587,343
Capital shares repurchased [ (1,862,083) and (1,997,469) shares, respectively ]	(53,174,241)	(48,526,885)

Total Class K transactions	(20,989,214)	5,346,619

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,742,653)	(58,031,362)

TOTAL INCREASE (DECREASE) IN NET ASSETS	900,114,818	309,250,141
NET ASSETS:
Beginning of year	3,089,068,108	2,779,817,967

End of year (a)	$3,989,182,926	$3,089,068,108

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,002,248	$1,407,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$24.83	$21.92	$21.94	$19.44	$15.76

Income (loss) from investment operations:
Net investment income (loss)	0.43 (e)	0.41 (e)	0.38 (e)	0.34 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments and futures	7.38	2.93	(0.01)†	2.51	3.74

Total from investment operations	7.81	3.34	0.37	2.85	4.11

Less distributions:
Dividends from net investment income	(0.43)	(0.42)	(0.39)	(0.35)	(0.38)
Distributions from net realized gains	—	(0.01)	—	—	(0.05)

Total dividends and distributions	(0.43)	(0.43)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$32.21	$24.83	$21.92	$21.94	$19.44

Total return	31.51%	15.24%	1.76%	14.66%	26.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,499,464	$1,200,443	$1,096,867	$1,354,694	$1,256,337
Ratio of expenses to average net assets	0.62%	0.63%	0.37%	0.37%	0.39%
Ratio of net investment income (loss) to average net assets	1.50%	1.70%	1.71%	1.70%	2.23%
Portfolio turnover rate	5%	5%	3%	5%	9%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$24.71	$21.81	$21.83	$19.34	$15.68

Income (loss) from investment operations:
Net investment income (loss)	0.43 (e)	0.41 (e)	0.33 (e)	0.29 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments and futures	7.34	2.92	(0.01)†	2.49	3.71

Total from investment operations	7.77	3.33	0.32	2.78	4.04

Less distributions:
Dividends from net investment income	(0.43)	(0.42)	(0.34)	(0.29)	(0.33)
Distributions from net realized gains	—	(0.01)	—	—	(0.05)

Total dividends and distributions	(0.43)	(0.43)	(0.34)	(0.29)	(0.38)

Net asset value, end of year	$32.05	$24.71	$21.81	$21.83	$19.34

Total return	31.49%	15.26%	1.50%	14.39%	25.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,276,774	$1,705,859	$1,527,357	$1,634,200	$1,507,813
Ratio of expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.64%
Ratio of net investment income (loss) to average net assets	1.50%	1.70%	1.47%	1.45%	1.98%
Portfolio turnover rate	5%	5%	3%	5%	9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$24.83	$21.92	$20.44

Income (loss) from investment operations:
Net investment income (loss)	0.50 (e)	0.47 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments and futures	7.39	2.94	1.72

Total from investment operations	7.89	3.41	1.87

Less distributions:
Dividends from net investment income	(0.52)	(0.49)	(0.39)
Distributions from net realized gains	—	(0.01)	—

Total dividends and distributions	(0.52)	(0.50)	(0.39)

Net asset value, end of period	$32.20	$24.83	$21.92

Total return (b)	31.80%	15.54%	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$212,945	$182,765	$155,594
Ratio of expenses to average net assets (a)	0.37%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.75%	1.95%	1.99%
Portfolio turnover rate	5%	5%	3%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Capital Management, Inc.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	32.58%	16.02%	6.84%
Portfolio – Class IB Shares*	32.53	15.92	6.66
Portfolio – Class K Shares***	32.89	N/A	21.09
Russell 1000® Growth Index	33.48	20.39	7.83
VMI – LCG	32.94	17.48	9.44
* Date of inception 8/31/01. ** Date of inception 10/2/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.58% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 1000® Growth Index, returned 33.48% and the VMI — LCG returned 32.94% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

An underweight position within Consumer Staples was the primary contributor to performance as the sector lagged the benchmark as a whole during the year. A lack of exposure to tobacco companies was the largest contributor to performance within the sector.

•

Stock Selection within Information Technology added to performance as the sector provided some of the year’s biggest winners. A significant overweight and selection to Internet Software & Services was the dominant driver of returns in the sector. A position in Yahoo! Inc. was a top performer in the industry. Individual contributors also included data analytics software maker Splunk, Inc. and underweight positions in Apple Inc. and International Business Machines Corp.

•	In the Health Care sector, United Therapeutics and Valeant Pharmaceuticals International, Inc. were also notable contributors.

What hurt performance during the year:

•

Positioning within the Health Care sector was the largest detractor from performance, with a relative overweight in pharmacy benefit manager Catamaran Corp. and a relative underweight in Celgene Corporation accounting for the majority of the disappointment within the sector.

•	Relative underweights in holdings Microsoft, Facebook and Boeing Industrials detracted from performance for the period.

•	Relative overweights in Information Technology holdings Teradata, Citrix Systems Inc. and Salesforce.com, Inc. were also detrimental.

Portfolio Positioning and Outlook – BlackRock Capital Management, Inc.

Economic data bolsters our belief that the U.S. recovery is accelerating, and we feel the trend bodes well for economic and corporate earnings growth in 2014. Historically, when the U.S. economy accelerates, growth stocks tend to outperform the broader market. A run-up in U.S. stocks for 2013 has naturally given way to worries about stretched valuations and the sustainability of the bull market rally. Though pockets of overvaluation may exist, we take a longer-term view of the investments we make, in particular focusing on businesses for which we believe the magnitude and/or duration of future growth prospects are underestimated by the market.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

At period end, the Portfolio maintained a diversified mix of Durable and Superior Growth holdings, supplemented by a small number of Periodic Growth names. The Portfolio’s largest overweight relative to the benchmark was in the Consumer Discretionary sector, while the most notable underweight was in Consumer Staples.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	23.6%
Consumer Discretionary	19.8
Industrials	10.5
Health Care	10.3
Consumer Staples	7.0
Financials	3.8
Energy	3.4
Materials	2.9
Telecommunication Services	1.8
Utilities	0.1
Cash and Other	16.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,198.73	$5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.48	4.77
Class IB
Actual	1,000.00	1,199.14	5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.49	4.76
Class K
Actual	1,000.00	1,200.25	3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.74	3.50

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.94%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.8%)
Auto Components (0.5%)
Allison Transmission Holdings, Inc.	153	$4,224
BorgWarner, Inc.	7,450	416,530
Delphi Automotive plc	36,782	2,211,702
Gentex Corp.	2,662	87,819
Goodyear Tire & Rubber Co.	7,919	188,868
Lear Corp.	294	23,805
Visteon Corp.*	1,604	131,352

		3,064,300

Automobiles (0.3%)
Ford Motor Co.	43,670	673,828
Harley-Davidson, Inc.	7,224	500,190
Tesla Motors, Inc.*	2,695	405,274
Thor Industries, Inc.	1,424	78,647

		1,657,939

Distributors (0.1%)
Genuine Parts Co.	4,720	392,657
LKQ Corp.*	9,624	316,629

		709,286

Diversified Consumer Services (0.1%)
H&R Block, Inc.	8,777	254,884
Service Corp. International	5,329	96,615
Weight Watchers International, Inc.	474	15,609

		367,108

Hotels, Restaurants & Leisure (3.0%)
Bally Technologies, Inc.*	1,245	97,670
Brinker International, Inc.	2,133	98,843
Burger King Worldwide, Inc.	3,236	73,975
Chipotle Mexican Grill, Inc.*	996	530,649
Choice Hotels International, Inc.	46	2,259
Darden Restaurants, Inc.	2,732	148,539
Domino’s Pizza, Inc.	1,813	126,275
Dunkin’ Brands Group, Inc.	3,436	165,615
International Game Technology	8,394	152,435
Las Vegas Sands Corp.	12,598	993,604
Marriott International, Inc., Class A	6,628	327,158
McDonald’s Corp.	32,343	3,138,241
Melco Crown Entertainment Ltd. (ADR)*	37,743	1,480,281
Norwegian Cruise Line Holdings Ltd.*	818	29,015
Panera Bread Co., Class A*	906	160,081
SeaWorld Entertainment, Inc.	983	28,281
Six Flags Entertainment Corp.	2,130	78,427
Starbucks Corp.	63,683	4,992,110
Starwood Hotels & Resorts Worldwide, Inc.	2,665	211,734
Wyndham Worldwide Corp.	4,379	322,689
Wynn Resorts Ltd.	16,343	3,173,974
Yum! Brands, Inc.	14,498	1,096,194

		17,428,049

Household Durables (0.2%)
Jarden Corp.*	4,095	$251,228
Newell Rubbermaid, Inc.	5,384	174,495
NVR, Inc.*	126	129,277
PulteGroup, Inc.	12,490	254,421
Taylor Morrison Home Corp., Class A*	901	20,228
Tempur Sealy International, Inc.*	1,946	105,006
Tupperware Brands Corp.	1,705	161,174
Whirlpool Corp.	179	28,078

		1,123,907

Internet & Catalog Retail (3.7%)
Amazon.com, Inc.*	28,352	11,306,494
Expedia, Inc.	41,222	2,871,525
Groupon, Inc.*	13,533	159,283
HomeAway, Inc.*	1,971	80,574
Liberty Interactive Corp.*	1,384	40,620
Liberty Ventures*	1,186	145,392
Netflix, Inc.*	1,619	596,067
priceline.com, Inc.*	5,099	5,927,078
TripAdvisor, Inc.*	3,612	299,182
zulily, Inc., Class A*	264	10,938

		21,437,153

Leisure Equipment & Products (0.2%)
Hasbro, Inc.	3,148	173,171
Mattel, Inc.	11,132	529,661
Polaris Industries, Inc.	2,087	303,951

		1,006,783

Media (6.8%)
AMC Networks, Inc., Class A*	1,936	131,861
Cablevision Systems Corp. — New York Group, Class A	6,281	112,618
CBS Corp. (Non-Voting), Class B	18,114	1,154,586
Charter Communications, Inc., Class A*	2,133	291,709
Cinemark Holdings, Inc.	3,717	123,888
Clear Channel Outdoor Holdings, Inc., Class A	1,368	13,872
Comcast Corp., Class A	181,557	9,434,610
DIRECTV*	15,836	1,094,109
Discovery Communications, Inc., Class A*	7,887	713,143
DISH Network Corp., Class A*	6,720	389,222
Interpublic Group of Cos., Inc.	6,283	111,209
Lamar Advertising Co., Class A*	2,540	132,715
Liberty Global plc, Class A*	61,574	5,479,470
Lions Gate Entertainment Corp.	2,604	82,443
Madison Square Garden Co., Class A*	1,971	113,490
Morningstar, Inc.	667	52,086
News Corp., Class A*	11,802	212,672
Omnicom Group, Inc.	8,334	619,800
Regal Entertainment Group, Class A	584	11,359
Scripps Networks Interactive, Inc., Class A	3,534	305,373
Sirius XM Holdings, Inc.*	1,132,753	3,953,308
Starz, Class A*	3,081	90,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Time Warner Cable, Inc.	9,377	$1,270,584
Time Warner, Inc.	69,909	4,874,055
Twenty-First Century Fox, Inc., Class A	47,203	1,660,602
Viacom, Inc., Class B	24,559	2,144,983
Walt Disney Co.	66,896	5,110,854

		39,684,709

Multiline Retail (0.5%)
Big Lots, Inc.*	498	16,080
Dillard’s, Inc., Class A	586	56,965
Dollar General Corp.*	10,546	636,135
Dollar Tree, Inc.*	6,710	378,578
Family Dollar Stores, Inc.	3,103	201,602
Macy’s, Inc.	9,584	511,786
Nordstrom, Inc.	4,674	288,853
Target Corp.	16,214	1,025,860

		3,115,859

Specialty Retail (2.6%)
Aaron’s, Inc.	370	10,878
Abercrombie & Fitch Co., Class A	296	9,741
Advance Auto Parts, Inc.	2,352	260,319
American Eagle Outfitters, Inc.	4,001	57,614
Ascena Retail Group, Inc.*	594	12,569
AutoNation, Inc.*	1,638	81,392
AutoZone, Inc.*	1,143	546,285
Bed Bath & Beyond, Inc.*	7,045	565,713
Best Buy Co., Inc.	2,351	93,758
Cabela’s, Inc.*	1,532	102,123
CarMax, Inc.*	35,105	1,650,637
Chico’s FAS, Inc.	4,895	92,222
Dick’s Sporting Goods, Inc.	3,185	185,049
DSW, Inc., Class A	2,092	89,391
Foot Locker, Inc.	572	23,704
Gap, Inc.	8,998	351,642
GNC Holdings, Inc., Class A	3,169	185,228
Home Depot, Inc.	47,118	3,879,696
L Brands, Inc.	7,736	478,472
Lowe’s Cos., Inc.	35,082	1,738,313
Lumber Liquidators Holdings, Inc.*	8,998	925,804
O’Reilly Automotive, Inc.*	3,560	458,208
PetSmart, Inc.	3,330	242,257
Ross Stores, Inc.	7,084	530,804
Sally Beauty Holdings, Inc.*	5,473	165,449
Signet Jewelers Ltd.	227	17,865
Tiffany & Co.	3,601	334,101
TJX Cos., Inc.	23,198	1,478,409
Tractor Supply Co.	4,498	348,955
Ulta Salon Cosmetics & Fragrance, Inc.*	2,052	198,059
Urban Outfitters, Inc.*	3,470	128,737
Williams-Sonoma, Inc.	3,149	183,524

		15,426,918

Textiles, Apparel & Luxury Goods (1.8%)
Carter’s, Inc.	1,758	126,207
Coach, Inc.	9,056	508,313
Deckers Outdoor Corp.*	488	41,216
Fossil Group, Inc.*	1,560	187,106
Hanesbrands, Inc.	3,176	$223,178
Michael Kors Holdings Ltd.*	27,983	2,271,940
NIKE, Inc., Class B	74,095	5,826,831
PVH Corp.	2,314	314,750
Ralph Lauren Corp.	1,934	341,486
Under Armour, Inc., Class A*	2,699	235,623
VF Corp.	11,288	703,694

		10,780,344

Total Consumer Discretionary		115,802,355

Consumer Staples (7.0%)
Beverages (1.9%)
Brown-Forman Corp., Class B	4,875	368,404
Coca-Cola Co.	123,347	5,095,465
Coca-Cola Enterprises, Inc.	8,372	369,456
Constellation Brands, Inc., Class A*	4,664	328,252
Dr. Pepper Snapple Group, Inc.	6,577	320,432
Monster Beverage Corp.*	4,325	293,105
PepsiCo, Inc.	49,877	4,136,798

		10,911,912

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	14,064	1,673,757
CVS Caremark Corp.	4,538	324,785
Fresh Market, Inc.*	1,324	53,622
Kroger Co.	16,761	662,562
Safeway, Inc.	607	19,770
Sprouts Farmers Market, Inc.*	462	17,755
Sysco Corp.	6,619	238,946
Walgreen Co.	22,994	1,320,775
Wal-Mart Stores, Inc.	34,448	2,710,713
Whole Foods Market, Inc.	11,954	691,300

		7,713,985

Food Products (1.2%)
Archer-Daniels-Midland Co.	1,615	70,091
Campbell Soup Co.	3,726	161,261
ConAgra Foods, Inc.	12,426	418,756
Flowers Foods, Inc.	5,512	118,343
General Mills, Inc.	20,777	1,036,980
Green Mountain Coffee Roasters, Inc.*	4,808	363,389
Hershey Co.	4,834	470,010
Hillshire Brands Co.	3,967	132,657
Hormel Foods Corp.	4,322	195,225
Ingredion, Inc.	305	20,880
J.M. Smucker Co.	453	46,940
Kellogg Co.	7,720	471,460
Kraft Foods Group, Inc.	19,159	1,033,053
McCormick & Co., Inc. (Non-Voting)	4,251	292,979
Mead Johnson Nutrition Co.	6,526	546,618
Mondelez International, Inc., Class A	51,954	1,833,976
Pinnacle Foods, Inc.	622	17,080
WhiteWave Foods Co., Class A*	4,468	102,496

		7,332,194

Household Products (0.6%)
Church & Dwight Co., Inc.	4,454	295,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Clorox Co.	3,548	$329,112
Colgate-Palmolive Co.	30,061	1,960,278
Kimberly-Clark Corp.	10,363	1,082,519

		3,667,120

Personal Products (0.6%)
Avon Products, Inc.	13,959	240,374
Coty, Inc., Class A	1,220	18,605
Estee Lauder Cos., Inc., Class A	37,157	2,798,665
Herbalife Ltd.	2,748	216,268
Nu Skin Enterprises, Inc., Class A	1,883	260,268

		3,534,180

Tobacco (1.4%)
Altria Group, Inc.	64,818	2,488,363
Lorillard, Inc.	12,175	617,029
Philip Morris International, Inc.	52,746	4,595,759
Reynolds American, Inc.	7,690	384,423

		8,085,574

Total Consumer Staples		41,244,965

Energy (3.4%)
Energy Equipment & Services (1.5%)
Atwood Oceanics, Inc.*	344	18,366
Baker Hughes, Inc.	898	49,623
Cameron International Corp.*	5,037	299,853
Dresser-Rand Group, Inc.*	2,455	146,392
Dril-Quip, Inc.*	1,308	143,788
FMC Technologies, Inc.*	40,134	2,095,396
Frank’s International N.V.	496	13,392
Halliburton Co.	27,350	1,388,013
Oceaneering International, Inc.	3,487	275,055
RPC, Inc.	1,632	29,131
Schlumberger Ltd.	42,882	3,864,097
Seadrill Ltd.	11,390	467,901

		8,791,007

Oil, Gas & Consumable Fuels (1.9%)
Anadarko Petroleum Corp.	889	70,515
Antero Resources Corp.*	562	35,653
Cabot Oil & Gas Corp.	48,798	1,891,410
Cheniere Energy, Inc.*	7,778	335,387
Cobalt International Energy, Inc.*	8,139	133,887
Concho Resources, Inc.*	14,548	1,571,184
Continental Resources, Inc.*	1,377	154,940
CVR Energy, Inc.	504	21,889
EOG Resources, Inc.	8,208	1,377,631
EQT Corp.	4,436	398,264
Gulfport Energy Corp.*	2,244	141,709
Kinder Morgan, Inc.	19,552	703,872
Kosmos Energy Ltd.*	3,260	36,447
Laredo Petroleum Holdings, Inc.*	58,032	1,606,906
Noble Energy, Inc.	1,468	99,986
Oasis Petroleum, Inc.*	3,258	153,028
Pioneer Natural Resources Co.	3,249	598,043
QEP Resources, Inc.	584	17,900
Range Resources Corp.	5,256	443,133
SM Energy Co.	2,136	177,523
Southwestern Energy Co.*	11,330	445,609
Whiting Petroleum Corp.*	304	18,808
Williams Cos., Inc.	12,080	465,926
World Fuel Services Corp.	443	$19,120

		10,918,770

Total Energy		19,709,777

Financials (3.8%)
Capital Markets (0.6%)
Affiliated Managers Group, Inc.*	1,700	368,696
Ameriprise Financial, Inc.	2,072	238,384
Artisan Partners Asset Management, Inc., Class A	172	11,213
BlackRock, Inc.	1,486	470,274
Charles Schwab Corp.	4,813	125,138
Eaton Vance Corp.	3,869	165,554
Federated Investors, Inc., Class B	2,205	63,504
Franklin Resources, Inc.	13,241	764,403
Lazard Ltd., Class A	4,130	187,172
LPL Financial Holdings, Inc.	1,433	67,394
SEI Investments Co.	4,396	152,673
T. Rowe Price Group, Inc.	8,358	700,150
Waddell & Reed Financial, Inc., Class A	2,770	180,382

		3,494,937

Commercial Banks (0.0%)
Signature Bank/New York*	148	15,898

Consumer Finance (0.7%)
American Express Co.	30,572	2,773,798
Discover Financial Services	27,536	1,540,639

		4,314,437

Diversified Financial Services (1.0%)
CBOE Holdings, Inc.	2,813	146,163
IntercontinentalExchange Group, Inc.	10,704	2,407,544
Leucadia National Corp.	1,288	36,502
McGraw Hill Financial, Inc.	4,170	326,094
Moody’s Corp.	35,214	2,763,243
MSCI, Inc.*	1,631	71,307

		5,750,853

Insurance (0.5%)
Allied World Assurance Co. Holdings AG	369	41,627
American Financial Group, Inc./Ohio	341	19,682
Aon plc	7,682	644,443
Arch Capital Group Ltd.*	271	16,176
Arthur J. Gallagher & Co.	4,086	191,756
Axis Capital Holdings Ltd.	980	46,619
Brown & Brown, Inc.	1,741	54,650
Chubb Corp.	1,195	115,473
Endurance Specialty Holdings Ltd.	474	27,810
Erie Indemnity Co., Class A	801	58,569
Hanover Insurance Group, Inc.	406	24,242
Loews Corp.	792	38,206
Marsh & McLennan Cos., Inc.	11,869	573,985
Progressive Corp.	15,630	426,230
Prudential Financial, Inc.	5,743	529,619
Travelers Cos., Inc.	3,276	296,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Validus Holdings Ltd.	290	$11,684

		3,117,380

Real Estate Investment Trusts (REITs) (0.9%)
American Homes 4 Rent (REIT), Class A	315	5,103
American Tower Corp. (REIT)	12,746	1,017,386
Apartment Investment & Management Co. (REIT), Class A	2,582	66,900
Boston Properties, Inc. (REIT)	465	46,672
Brixmor Property Group, Inc. (REIT)*	320	6,506
CBL & Associates Properties, Inc. (REIT)	1,720	30,891
Corrections Corp. of America (REIT)	2,351	75,397
Digital Realty Trust, Inc. (REIT)	3,253	159,787
Equity Lifestyle Properties, Inc. (REIT)	1,942	70,359
Extra Space Storage, Inc. (REIT)	287	12,091
Federal Realty Investment Trust (REIT)	1,382	140,149
Omega Healthcare Investors, Inc. (REIT)	3,937	117,323
Plum Creek Timber Co., Inc. (REIT)	5,715	265,805
Public Storage (REIT)	4,301	647,387
Rayonier, Inc. (REIT)	4,062	171,010
Regency Centers Corp. (REIT)	1,238	57,319
Senior Housing Properties Trust (REIT)	444	9,870
Simon Property Group, Inc. (REIT)	7,464	1,135,722
Spirit Realty Capital, Inc. (REIT)	2,305	22,658
Tanger Factory Outlet Centers (REIT)	3,044	97,469
Taubman Centers, Inc. (REIT)	376	24,034
Ventas, Inc. (REIT)	4,262	244,127
Vornado Realty Trust (REIT)	1,169	103,795
Weyerhaeuser Co. (REIT)	18,767	592,474

		5,120,234

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	8,994	236,542
Realogy Holdings Corp.*	3,454	170,870
St. Joe Co.*	143	2,744

		410,156

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc.*	691	25,539
Ocwen Financial Corp.*	3,340	185,203

		210,742

Total Financials		22,434,637

Health Care (10.3%)
Biotechnology (4.3%)
Alexion Pharmaceuticals, Inc.*	6,289	836,814
Alkermes plc*	4,075	165,689
Amgen, Inc.	24,199	2,762,558
ARIAD Pharmaceuticals, Inc.*	5,953	$40,599
Biogen Idec, Inc.*	7,662	2,143,445
BioMarin Pharmaceutical, Inc.*	4,480	314,810
Celgene Corp.*	13,462	2,274,540
Cubist Pharmaceuticals, Inc.*	2,102	144,765
Gilead Sciences, Inc.*	99,062	7,444,509
Incyte Corp.*	3,317	167,940
Medivation, Inc.*	2,417	154,253
Myriad Genetics, Inc.*	2,410	50,562
Pharmacyclics, Inc.*	1,884	199,290
Quintiles Transnational Holdings, Inc.*	395	18,304
Regeneron Pharmaceuticals, Inc.*	13,735	3,780,421
Seattle Genetics, Inc.*	3,236	129,084
Theravance, Inc.*	2,553	91,014
United Therapeutics Corp.*	34,819	3,937,333
Vertex Pharmaceuticals, Inc.*	7,503	557,473

		25,213,403

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	17,467	1,214,830
Becton, Dickinson and Co.	6,261	691,778
C.R. Bard, Inc.	2,594	347,440
Cooper Cos., Inc.	1,154	142,911
DENTSPLY International, Inc.	1,289	62,491
Edwards Lifesciences Corp.*	3,641	239,432
Hologic, Inc.*	2,544	56,858
IDEXX Laboratories, Inc.*	1,744	185,509
Intuitive Surgical, Inc.*	9,237	3,547,747
ResMed, Inc.	4,592	216,191
Sirona Dental Systems, Inc.*	1,771	124,324
St. Jude Medical, Inc.	5,809	359,868
Stryker Corp.	6,226	467,822
Varian Medical Systems, Inc.*	3,495	271,527
Zimmer Holdings, Inc.	304	28,330

		7,957,058

Health Care Providers & Services (1.0%)
Aetna, Inc.	3,243	222,437
AmerisourceBergen Corp.	7,442	523,247
Brookdale Senior Living, Inc.*	3,204	87,085
Catamaran Corp.*	6,637	315,125
Cigna Corp.	534	46,714
Community Health Systems, Inc.*	238	9,346
DaVita HealthCare Partners, Inc.*	5,937	376,228
Envision Healthcare Holdings, Inc.*	1,005	35,697
Express Scripts Holding Co.*	23,028	1,617,487
HCA Holdings, Inc.*	630	30,057
Health Management Associates, Inc., Class A*	8,360	109,516
Henry Schein, Inc.*	2,808	320,842
Laboratory Corp. of America Holdings*	2,818	257,481
McKesson Corp.	7,304	1,178,866
MEDNAX, Inc.*	2,098	111,991
Patterson Cos., Inc.	2,522	103,906
Premier, Inc., Class A*	689	25,328
Quest Diagnostics, Inc.	337	18,043
Tenet Healthcare Corp.*	3,336	140,512

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Universal Health Services, Inc., Class B	1,968	$159,920

		5,689,828

Health Care Technology (0.1%)
Cerner Corp.*	9,558	532,763
Veeva Systems, Inc., Class A*	327	10,497

		543,260

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	1,310	74,919
Bruker Corp.*	3,528	69,748
Charles River Laboratories International, Inc.*	713	37,817
Covance, Inc.*	1,801	158,596
Illumina, Inc.*	4,009	443,476
Life Technologies Corp.*	3,611	273,714
Mettler-Toledo International, Inc.*	973	236,040
Techne Corp.	552	52,258
Waters Corp.*	2,762	276,200

		1,622,768

Pharmaceuticals (3.3%)
AbbVie, Inc.	120,771	6,377,917
Actavis plc*	5,596	940,128
Allergan, Inc.	25,753	2,860,643
Bristol-Myers Squibb Co.	45,638	2,425,660
Eli Lilly and Co.	6,997	356,847
Endo Health Solutions, Inc.*	3,618	244,070
Jazz Pharmaceuticals plc*	1,672	211,608
Johnson & Johnson	11,678	1,069,588
Mylan, Inc.*	12,283	533,082
Perrigo Co. plc	4,060	623,048
Salix Pharmaceuticals Ltd.*	1,976	177,721
Valeant Pharmaceuticals International, Inc.*	25,471	2,990,295
Zoetis, Inc.	16,114	526,767

		19,337,374

Total Health Care		60,363,691

Industrials (10.5%)
Aerospace & Defense (3.7%)
B/E Aerospace, Inc.*	2,979	259,263
Boeing Co.	24,474	3,340,456
Hexcel Corp.*	3,232	144,438
Honeywell International, Inc.	25,392	2,320,067
Huntington Ingalls Industries, Inc.	1,616	145,456
Lockheed Martin Corp.	8,367	1,243,838
Precision Castparts Corp.	26,271	7,074,780
Rockwell Collins, Inc.	3,896	287,992
Spirit AeroSystems Holdings, Inc., Class A*	501	17,074
TransDigm Group, Inc.	1,689	271,963
Triumph Group, Inc.	338	25,712
United Technologies Corp.	58,202	6,623,388

		21,754,427

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	4,889	285,224
Expeditors International of Washington, Inc.	6,659	$294,661
United Parcel Service, Inc., Class B	23,375	2,456,245

		3,036,130

Airlines (0.2%)
Alaska Air Group, Inc.	2,092	153,490
American Airlines Group, Inc.*	3,688	93,122
Copa Holdings S.A., Class A	1,072	171,638
Delta Air Lines, Inc.	12,642	347,276
Southwest Airlines Co.	2,562	48,268
United Continental Holdings, Inc.*	11,471	433,948

		1,247,742

Building Products (0.1%)
A.O. Smith Corp.	1,067	57,554
Allegion plc*	2,286	101,033
Armstrong World Industries, Inc.*	811	46,722
Fortune Brands Home & Security, Inc.	4,675	213,647
Lennox International, Inc.	1,624	138,137
Masco Corp.	11,502	261,901

		818,994

Commercial Services & Supplies (0.2%)
Cintas Corp.	934	55,657
Clean Harbors, Inc.*	1,951	116,982
Copart, Inc.*	3,600	131,940
Iron Mountain, Inc.	4,943	150,020
KAR Auction Services, Inc.	916	27,068
Pitney Bowes, Inc.	2,819	65,683
R.R. Donnelley & Sons Co.	3,172	64,328
Rollins, Inc.	2,053	62,185
Stericycle, Inc.*	2,781	323,069
Waste Connections, Inc.	3,755	163,831
Waste Management, Inc.	1,205	54,068

		1,214,831

Construction & Engineering (0.1%)
AECOM Technology Corp.*	320	9,418
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	3,242	269,540
Fluor Corp.	3,145	252,512
Quanta Services, Inc.*	1,416	44,689

		576,159

Electrical Equipment (1.7%)
AMETEK, Inc.	7,849	413,407
Babcock & Wilcox Co.	2,496	85,338
Eaton Corp. plc	45,215	3,441,766
Emerson Electric Co.	17,330	1,216,219
Hubbell, Inc., Class B	1,387	151,044
Rockwell Automation, Inc.	4,501	531,838
Roper Industries, Inc.	16,354	2,267,973
SolarCity Corp.*	26,570	1,509,708

		9,617,293

Industrial Conglomerates (0.5%)
3M Co.	18,842	2,642,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Carlisle Cos., Inc.	105	$8,337
Danaher Corp.	3,917	302,392

		2,953,320

Machinery (1.1%)
Caterpillar, Inc.	3,837	348,438
Colfax Corp.*	2,760	175,784
Crane Co.	1,443	97,042
Cummins, Inc.	5,014	706,824
Deere & Co.	12,506	1,142,173
Donaldson Co., Inc.	4,362	189,573
Dover Corp.	4,070	392,918
Flowserve Corp.	4,609	363,328
Graco, Inc.	1,975	154,287
Harsco Corp.	180	5,045
IDEX Corp.	2,470	182,410
Illinois Tool Works, Inc.	4,529	380,798
Ingersoll-Rand plc	6,859	422,514
ITT Corp.	2,898	125,831
Lincoln Electric Holdings, Inc.	2,678	191,049
Manitowoc Co., Inc.	4,304	100,369
Navistar International Corp.*	238	9,089
Nordson Corp.	2,070	153,801
PACCAR, Inc.	1,471	87,039
Pall Corp.	3,587	306,150
Snap-on, Inc.	212	23,218
Stanley Black & Decker, Inc.	459	37,037
Toro Co.	1,865	118,614
Valmont Industries, Inc.	862	128,541
WABCO Holdings, Inc.*	1,882	175,798
Wabtec Corp.	3,101	230,311
Xylem, Inc.	365	12,629

		6,260,610

Marine (0.0%)
Kirby Corp.*	1,081	107,289

Professional Services (0.5%)
Dun & Bradstreet Corp.	1,192	146,318
Equifax, Inc.	3,885	268,415
IHS, Inc., Class A*	2,119	253,644
Nielsen Holdings N.V.	1,014	46,532
Robert Half International, Inc.	4,498	188,871
Verisk Analytics, Inc., Class A*	33,983	2,233,363

		3,137,143

Road & Rail (1.6%)
Amerco, Inc.*	129	30,681
Avis Budget Group, Inc.*	3,473	140,379
Con-way, Inc.	665	26,407
CSX Corp.	16,436	472,864
Genesee & Wyoming, Inc., Class A*	611	58,687
Hertz Global Holdings, Inc.*	11,162	319,456
J.B. Hunt Transport Services, Inc.	2,947	227,803
Kansas City Southern	3,551	439,720
Landstar System, Inc.	1,501	86,232
Norfolk Southern Corp.	1,838	170,622
Old Dominion Freight Line, Inc.*	2,288	121,310
Union Pacific Corp.	42,788	7,188,384

		9,282,545

Trading Companies & Distributors (0.3%)
Fastenal Co.	9,561	$454,243
HD Supply Holdings, Inc.*	1,248	29,964
MRC Global, Inc.*	1,149	37,067
MSC Industrial Direct Co., Inc., Class A	1,524	123,246
United Rentals, Inc.*	5,528	430,908
W.W. Grainger, Inc.	1,901	485,553

		1,560,981

Total Industrials		61,567,464

Information Technology (23.6%)
Communications Equipment (0.9%)
CommScope Holding Co., Inc.*	803	15,193
F5 Networks, Inc.*	2,540	230,785
Harris Corp.	615	42,933
JDS Uniphase Corp.*	5,743	74,544
Juniper Networks, Inc.*	3,020	68,161
Motorola Solutions, Inc.	7,382	498,285
Palo Alto Networks, Inc.*	1,075	61,780
QUALCOMM, Inc.	55,728	4,137,804
Riverbed Technology, Inc.*	4,979	90,020

		5,219,505

Computers & Peripherals (2.6%)
3D Systems Corp.*	3,243	301,372
Apple, Inc.	22,912	12,856,152
EMC Corp.	33,854	851,428
NCR Corp.*	5,299	180,484
NetApp, Inc.	10,954	450,648
SanDisk Corp.	3,305	233,135
Stratasys Ltd.*	633	85,265

		14,958,484

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	5,151	459,366
CDW Corp.	307	7,172
Dolby Laboratories, Inc., Class A*	580	22,365
FLIR Systems, Inc.	3,188	95,959
IPG Photonics Corp.*	1,045	81,102
National Instruments Corp.	3,104	99,390
Trimble Navigation Ltd.*	8,245	286,101

		1,051,455

Internet Software & Services (8.4%)
Akamai Technologies, Inc.*	5,727	270,200
AOL, Inc.*	28,602	1,333,425
eBay, Inc.*	81,863	4,493,460
Equinix, Inc.*	1,591	282,323
Facebook, Inc., Class A*	77,043	4,211,170
Google, Inc., Class A*	16,189	18,143,174
IAC/InterActiveCorp	2,407	165,337
LinkedIn Corp., Class A*	20,375	4,417,911
Pandora Media, Inc.*	4,568	121,509
Rackspace Hosting, Inc.*	3,641	142,472
SINA Corp.*	35,112	2,958,186
Twitter, Inc.*	1,948	123,990
VeriSign, Inc.*	4,180	249,881
Yahoo!, Inc.*	176,421	7,134,465
Yandex N.V., Class A*	41,200	1,777,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Yelp, Inc.*	46,285	$3,191,351
Youku Tudou, Inc. (ADR)*	15,782	478,195

		49,494,829

IT Services (5.6%)
Accenture plc, Class A	20,712	1,702,941
Alliance Data Systems Corp.*	11,869	3,120,716
Automatic Data Processing, Inc.	15,638	1,263,707
Booz Allen Hamilton Holding Corp.	935	17,905
Broadridge Financial Solutions, Inc.	3,908	154,444
Cognizant Technology Solutions Corp., Class A*	9,721	981,627
DST Systems, Inc.	894	81,122
Fidelity National Information Services, Inc.	936	50,244
Fiserv, Inc.*	8,584	506,885
FleetCor Technologies, Inc.*	2,188	256,368
Gartner, Inc.*	3,022	214,713
Genpact Ltd.*	5,418	99,529
Global Payments, Inc.	2,457	159,680
International Business Machines Corp.	33,569	6,296,537
Jack Henry & Associates, Inc.	2,776	164,367
Lender Processing Services, Inc.	2,364	88,366
MasterCard, Inc., Class A	6,425	5,367,831
NeuStar, Inc., Class A*	2,121	105,753
Paychex, Inc.	9,437	429,667
Teradata Corp.*	5,267	239,596
Total System Services, Inc.	4,087	136,015
Vantiv, Inc., Class A*	2,819	91,928
Visa, Inc., Class A	49,656	11,057,398
Western Union Co.	17,956	309,741

		32,897,080

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	147	7,950

Semiconductors & Semiconductor Equipment (0.9%)
Advanced Micro Devices, Inc.*	19,535	75,600
Altera Corp.	3,560	115,807
Analog Devices, Inc.	4,291	218,541
Applied Materials, Inc.	25,599	452,846
Atmel Corp.*	13,817	108,187
Avago Technologies Ltd.	7,266	384,299
Broadcom Corp., Class A	8,043	238,475
Cree, Inc.*	3,801	237,828
Freescale Semiconductor Ltd.*	818	13,129
Intel Corp.	10,415	270,373
Lam Research Corp.*	1,228	66,865
Linear Technology Corp.	7,518	342,445
LSI Corp.	2,058	22,679
Maxim Integrated Products, Inc.	9,382	261,852
Microchip Technology, Inc.	6,354	284,341
ON Semiconductor Corp.*	13,804	113,745
Silicon Laboratories, Inc.*	1,187	51,409
Skyworks Solutions, Inc.*	5,121	146,256
Texas Instruments, Inc.	35,747	1,569,651
Xilinx, Inc.	8,504	390,504

		5,364,832

Software (5.0%)
Adobe Systems, Inc.*	6,309	$377,783
ANSYS, Inc.*	3,004	261,949
Autodesk, Inc.*	92,541	4,657,589
Cadence Design Systems, Inc.*	9,122	127,890
Citrix Systems, Inc.*	6,031	381,461
Concur Technologies, Inc.*	1,504	155,183
Electronic Arts, Inc.*	7,492	171,866
FactSet Research Systems, Inc.	1,418	153,966
FireEye, Inc.*	433	18,883
Fortinet, Inc.*	4,373	83,656
Informatica Corp.*	3,484	144,586
Intuit, Inc.	9,570	730,382
MICROS Systems, Inc.*	378	21,686
Microsoft Corp.	269,282	10,079,225
NetSuite, Inc.*	1,129	116,310
Oracle Corp.	114,515	4,381,344
Red Hat, Inc.*	6,111	342,460
Rovi Corp.*	391	7,699
Salesforce.com, Inc.*	19,013	1,049,327
ServiceNow, Inc.*	2,545	142,545
SolarWinds, Inc.*	2,111	79,859
Solera Holdings, Inc.	2,221	157,158
Splunk, Inc.*	39,790	2,732,379
Symantec Corp.	16,346	385,439
Tableau Software, Inc., Class A*	304	20,955
TIBCO Software, Inc.*	5,289	118,897
VMware, Inc., Class A*	24,049	2,157,436
Workday, Inc., Class A*	1,194	99,293

		29,157,206

Total Information Technology		138,151,341

Materials (2.9%)
Chemicals (2.5%)
Airgas, Inc.	2,111	236,115
Albemarle Corp.	997	63,200
Celanese Corp.	5,146	284,625
Dow Chemical Co.	5,107	226,751
E.I. du Pont de Nemours & Co.	29,666	1,927,400
Eastman Chemical Co.	12,658	1,021,501
Ecolab, Inc.	8,451	881,186
FMC Corp.	4,388	331,118
International Flavors & Fragrances, Inc.	2,627	225,869
LyondellBasell Industries N.V., Class A	13,084	1,050,384
Monsanto Co.	39,902	4,650,578
NewMarket Corp.	306	102,250
PPG Industries, Inc.	4,184	793,537
Praxair, Inc.	9,532	1,239,446
Rockwood Holdings, Inc.	1,713	123,199
RPM International, Inc.	3,998	165,957
Scotts Miracle-Gro Co., Class A	1,385	86,175
Sherwin-Williams Co.	2,855	523,892
Sigma-Aldrich Corp.	3,661	344,171
Valspar Corp.	2,872	204,745
W.R. Grace & Co.*	2,132	210,791
Westlake Chemical Corp.	566	69,092

		14,761,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Construction Materials (0.1%)
Eagle Materials, Inc.	1,596	$123,578
Martin Marietta Materials, Inc.	1,485	148,411

		271,989

Containers & Packaging (0.2%)
AptarGroup, Inc.	1,507	102,190
Avery Dennison Corp.	1,018	51,093
Ball Corp.	4,795	247,710
Bemis Co., Inc.	1,456	59,638
Crown Holdings, Inc.*	3,955	176,274
Greif, Inc., Class A	203	10,637
Owens-Illinois, Inc.*	3,118	111,562
Packaging Corp. of America	3,161	200,028
Rock-Tenn Co., Class A	1,670	175,367
Sealed Air Corp.	6,312	214,924
Silgan Holdings, Inc.	1,421	68,236

		1,417,659

Metals & Mining (0.0%)
Compass Minerals International, Inc.	1,074	85,974
Royal Gold, Inc.	526	24,233
Southern Copper Corp.	5,088	146,076
Tahoe Resources, Inc.*	352	5,857

		262,140

Paper & Forest Products (0.1%)
International Paper Co.	12,330	604,540

Total Materials		17,318,310

Telecommunication Services (1.8%)
Diversified Telecommunication Services (0.9%)
Intelsat S.A.*	45	1,014
Level 3 Communications, Inc.*	1,753	58,147
tw telecom, Inc.*	4,845	147,627
Verizon Communications, Inc.	92,270	4,534,148
Vivendi S.A.	13,712	361,332
Windstream Holdings, Inc.	18,056	144,087

		5,246,355

Wireless Telecommunication Services (0.9%)
Crown Castle International Corp.*	10,767	$790,621
SBA Communications Corp., Class A*	4,113	369,512
SoftBank Corp.	45,100	3,939,986
Sprint Corp.*	5,049	54,277

		5,154,396

Total Telecommunication Services		10,400,751

Utilities (0.1%)
Electric Utilities (0.0%)
ITC Holdings Corp.	1,687	161,648

Gas Utilities (0.1%)
ONEOK, Inc.	6,244	388,252
Questar Corp.	729	16,760

		405,012

Independent Power Producers & Energy Traders (0.0%)
Calpine Corp.*	1,464	28,563

Water Utilities (0.0%)
Aqua America, Inc.	4,968	117,195

Total Utilities		712,418

Total Investments (83.2%) (Cost $285,995,117)		487,705,709
Other Assets Less Liabilities (16.8%)		98,180,185

Net Assets (100%)		$585,885,894

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	282	March-14	$19,804,567	$20,212,350	$407,783
S&P 500 E-Mini Index	852	March-14	76,556,376	78,430,860	1,874,484

					$2,282,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$115,802,355	$—	$—	$115,802,355
Consumer Staples	40,876,561	368,404	—	41,244,965
Energy	19,709,777	—	—	19,709,777
Financials	22,434,637	—	—	22,434,637
Health Care	60,363,691	—	—	60,363,691
Industrials	61,567,464	—	—	61,567,464
Information Technology	138,151,341	—	—	138,151,341
Materials	17,318,310	—	—	17,318,310
Telecommunication Services	6,099,433	4,301,318	—	10,400,751
Utilities	712,418	—	—	712,418
Futures	2,282,267	—	—	2,282,267

Total Assets	$485,318,254	$4,669,722	$—	$489,987,976

Total Liabilities	$—	$—	$—	$—

Total	$485,318,254	$4,669,722	$—	$489,987,976

(a) A security with a market value of $368,404 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	2,282,267	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,282,267

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	54,074,704	—	—	54,074,704
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$54,074,704	$—	$—	$54,074,704

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,236,250	—	—	3,236,250
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,236,250	$—	$—	$3,236,250

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $194,727,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$2,282,267	(c)	$—	$—	$2,282,267

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$688,566,865
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$815,036,719

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$201,514,288
Aggregate gross unrealized depreciation	(911,984)

Net unrealized appreciation	$200,602,304

Federal income tax cost of investments	$287,103,405

For the year ended December 31, 2013, the Portfolio incurred approximately $3,734 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $305,117,353, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $208,922,804 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $285,995,117)	$487,705,709
Cash	94,056,062
Foreign cash (Cost $432)	435
Cash held as collateral at broker	4,530,000
Receivable for securities sold	1,350,995
Dividends, interest and other receivables	434,812
Due from broker for futures variation margin	374,160
Receivable from Separate Accounts for Trust shares sold	52,126
Other assets	6,639

Total assets	588,510,938

LIABILITIES
Payable for securities purchased	1,455,870
Payable to Separate Accounts for Trust shares redeemed	702,024
Investment management fees payable	242,721
Distribution fees payable - Class IB	107,458
Administrative fees payable	76,649
Distribution fees payable - Class IA	8,008
Trustees’ fees payable	1,821
Accrued expenses	30,493

Total liabilities	2,625,044

NET ASSETS	$585,885,894

Net assets were comprised of:
Paid in capital	$721,249,889
Accumulated undistributed net investment income (loss)	97,026
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(339,453,883)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	203,992,862

Net assets	$585,885,894

Class IA
Net asset value, offering and redemption price per share, $38,536,445 / 1,831,520 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.04

Class IB
Net asset value, offering and redemption price per share, $518,821,979 / 24,776,879 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.94

Class K
Net asset value, offering and redemption price per share, $28,527,470 / 1,355,113 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $1,034 foreign withholding tax)	$12,817,317
Interest	186,931

Total income	13,004,248

EXPENSES
Investment management fees	5,591,331
Distribution fees - Class IB	2,647,366
Administrative fees	1,719,386
Printing and mailing expenses	116,897
Distribution fees - Class IA	86,710
Professional fees	70,800
Custodian fees	60,500
Trustees’ fees	36,096
Miscellaneous	43,671

Total expenses	10,372,757

NET INVESTMENT INCOME (LOSS)	2,631,491

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	461,630,296
Futures	54,074,704
Foreign currency transactions	560

Net realized gain (loss)	515,705,560

Change in unrealized appreciation (depreciation) on:
Investments	(205,439,098)
Futures	3,236,250
Foreign currency translations	3

Net change in unrealized appreciation (depreciation)	(202,202,845)

NET REALIZED AND UNREALIZED GAIN (LOSS)	313,502,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$316,134,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,631,491	$9,537,421
Net realized gain (loss) on investments, futures and foreign currency transactions	515,705,560	139,653,775
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(202,202,845)	64,535,118

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	316,134,206	213,726,314

DIVIDENDS:
Dividends from net investment income
Class IA	(166,962)	(199,661)
Class IB	(2,239,892)	(9,289,436)
Class K	(191,955)	(187,087)

TOTAL DIVIDENDS	(2,598,809)	(9,676,184)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 69,416 and 202,851 shares, respectively ]	1,310,075	3,110,278
Capital shares issued in reinvestment of dividends [ 8,133 and 12,486 shares, respectively ]	166,962	199,661
Capital shares repurchased [ (228,902) and (1,938,846) shares, respectively ]	(4,213,637)	(30,869,100)

Total Class IA transactions	(2,736,600)	(27,559,161)

Class IB
Capital shares sold [ 1,055,091 and 1,695,907 shares, respectively ]	18,775,640	25,962,422
Capital shares issued in reinvestment of dividends [ 109,640 and 583,854 shares, respectively ]	2,239,892	9,289,436
Capital shares repurchased [ (8,980,703) and (14,861,424) shares, respectively ]	(157,701,030)	(230,400,275)
Capital shares repurchased in-kind (Note 9)[ (61,237,584) and 0 shares, respectively ]	(1,130,474,399)	—

Total Class IB transactions	(1,267,159,897)	(195,148,417)

Class K
Capital shares sold [ 252,109 and 1,559,100 shares, respectively ]	4,604,403	24,991,730
Capital shares issued in reinvestment of dividends [ 9,347 and 11,699 shares, respectively ]	191,955	187,087
Capital shares repurchased [ (261,475) and (515,486) shares, respectively ]	(4,766,182)	(7,877,626)
Capital shares repurchased in-kind (Note 9)[ (7) and 0 shares, respectively ]	(121)	—

Total Class K transactions	30,055	17,301,191

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,269,866,442)	(205,406,387)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,331,045)	(1,356,257)
NET ASSETS:
Beginning of year	1,542,216,939	1,543,573,196

End of year (a)	$585,885,894	$1,542,216,939

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$97,026	$170,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.94	$14.05	$15.02	$13.07	$10.34

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.08 (e)	0.08 (e)	0.07 (e)	0.13	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.15	1.91	(0.97)	1.96	2.73

Total from investment operations	5.19	1.99	(0.89)	2.03	2.86

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.08)	(0.08)	(0.13)

Net asset value, end of year	$21.04	$15.94	$14.05	$15.02	$13.07

Total return	32.58%	14.16%	(5.94)%	15.53%	27.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,536	$31,616	$52,067	$66,946	$64,128
Ratio of expenses to average net assets:
After waivers and reimbursements	0.93%	0.96%	0.74%	0.74%	0.80%
After waivers, reimbursements and fees paid indirectly	0.93%	0.96%	0.74%	0.74%	0.72%
Before waivers, reimbursements and fees paid indirectly	0.93%	0.96%	0.75%	0.75%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.22%	0.53%	0.51%	0.50%	1.09%
After waivers, reimbursements and fees paid indirectly	0.22%	0.53%	0.51%	0.50%	1.17%
Before waivers, reimbursements and fees paid indirectly	0.22%	0.53%	0.51%	0.49%	1.08%
Portfolio turnover rate	75%	29%	38%	41%	157%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.87	$13.98	$14.95	$13.00	$10.26

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.09 (e)	0.04 (e)	0.03 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.12	1.90	(0.97)	1.96	2.74

Total from investment operations	5.16	1.99	(0.93)	1.99	2.84

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.04)	(0.04)	(0.10)

Net asset value, end of year	$20.94	$15.87	$13.98	$14.95	$13.00

Total return	32.53%	14.23%	(6.21)%	15.32%	27.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$518,822	$1,488,983	$1,487,294	$1,836,680	$1,856,981
Ratio of expenses to average net assets:
After waivers and reimbursements	0.93%	0.96%	0.99%	0.99%	1.05	%(c)
After waivers, reimbursements and fees paid indirectly	0.93%	0.96%	0.99%	0.99%	0.97	%(c)
Before waivers, reimbursements and fees paid indirectly	0.93%	0.96%	1.00%	1.00%	1.05	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.23%	0.59%	0.27%	0.26%	0.84%
After waivers, reimbursements and fees paid indirectly	0.23%	0.59%	0.27%	0.26%	0.92%
Before waivers, reimbursements and fees paid indirectly	0.23%	0.59%	0.26%	0.25%	0.83%
Portfolio turnover rate	75%	29%	38%	41%	157%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$15.95	$14.05	$13.71

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.15 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5.15	1.89	0.37

Total from investment operations	5.24	2.04	0.41

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.07)

Net asset value, end of period	$21.05	$15.95	$14.05

Total return (b)	32.89%	14.52%	3.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,527	$21,618	$4,212
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.68%	0.71%	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.68%	0.71%	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.68%	0.71%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.47%	0.96%	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.47%	0.96%	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.47%	0.96%	0.76%
Portfolio turnover rate	75%	29%	38%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	14.51%	13.30%	4.40%
Portfolio – Class IB Shares*	14.51	13.12	4.20
Portfolio – Class K Shares**	14.81	N/A	12.25
S&P 500 Index	32.39	17.94	7.01
Barclays Intermediate U.S. Government/Credit Index	(0.86)	3.96	4.68
50% VMI – LCC/50% Barclays Intermediate U.S. Government/Credit Index	14.74	10.25	7.32
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.51% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P 500 Index, returned 32.39%, the Barclays Intermediate U.S. Government/Credit Index returned (0.86)% and the 50% VMI — LCC/50% Barclays Intermediate U.S. Government/Credit Index returned 14.74% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Most equity and fixed income sectors delivered positive returns during the year.

•	Leading equity sector contributors included Financials, Energy, Health Care and Utilities.

•

Within the equity investments, Financials positions including Wells Fargo and JPMorgan Chase advanced partly because of favorable credit conditions and optimism about loan growth. Health Care Companies Roche Holding, Merck & Co. and Johnson & Johnson benefited from strong cash flow that helped grow dividends and finance share buybacks. Leading individual contributors included Dow Chemical and LyondellBasell Industries in the Materials sector.

•	Among fixed income investments, Technology, Communications and Energy positions notably aided performance.

•

Leading fixed income contributors, including First Data and Freescale Semiconductor in Technology and CC Media Holdings in Communications, benefited from accommodative capital markets that enabled significant refinancing of existing debt maturities.

What hurt performance during the year:

•

Notable individual equity detractors included metals and mining companies Newmont Mining, Barrick Gold and Goldcorp, which were hurt by falling commodity prices and a slowing growth outlook for many emerging market economies.

•

Notable fixed income detractors included Texas Competitive Electric Holdings (TCEH) and SandRidge Energy (SandRidge). TCEH struggled with a highly leveraged balance sheet amid weak power market fundamentals and low natural gas prices. SandRidge bonds underperformed because of concerns about the company’s leadership change and future strategy.

•	A rapid rise in long-term interest rates hurt the Portfolio’s long duration positions.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

During the fiscal year, the Portfolio meaningfully increased its equity securities weighting. This shift was driven by significant appreciation of underlying positions and reallocation of assets toward equities, given our view of attractive relative value as we sought current income while maintaining prospects for capital appreciation. Our largest equity allocations were in dividend paying common stocks followed by convertible securities.

Fixed income assets declined during the period as a portion of total net assets. At period end, the Portfolio remained positioned largely in high yield corporate bonds, which performed well relative to other fixed income securities as higher coupons and continued strong credit trends helped mitigate the headwinds associated with rising long-term interest rates.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2013
Weighted Average Life (Years)	4.12
Weighted Average Coupon (%)	5.19
Weighted Average Modified Duration (Years)*	4.16
Weighted Average Rating	BBB	+
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Equities & Warrants	45.6%
Corporate Bonds	25.2
Government Securities	14.3
Convertible Preferred Stocks	2.2
Preferred Stocks	0.9
Convertible Bonds	0.2
Cash and Other	11.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,090.12	$5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.87	5.39
Class IB
Actual	1,000.00	1,090.13	5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.87	5.39
Class K
Actual	1,000.00	1,091.76	4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.12

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.06%, 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.2%)
Materials (0.2%)
Construction Materials (0.2%)
Cemex S.A.B. de C.V. 3.250%, 3/15/16	$1,375,000	$1,811,563
3.750%, 3/15/18	765,000	1,037,531

Total Materials		2,849,094

Total Convertible Bonds		2,849,094

Corporate Bonds (25.2%)
Consumer Discretionary (3.1%)
Auto Components (0.3%)
Goodyear Tire & Rubber Co. 6.500%, 3/1/21	3,200,000	3,397,440

Automobiles (0.5%)
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc.
8.000%, 6/15/19	5,000,000	5,500,000
Navistar, Inc.
5.750%, 8/15/17 (b)	760,128	770,817

		6,270,817

Diversified Consumer Services (0.1%)
Laureate Education, Inc.
9.250%, 9/1/19§	1,500,000	1,631,250

Hotels, Restaurants & Leisure (0.5%)
Caesars Entertainment Operating Co., Inc.
11.250%, 6/1/17	1,000,000	1,012,500
Carnival Corp.
3.950%, 10/15/20	150,000	149,511
ClubCorp Club Operations, Inc.
10.000%, 12/1/18	1,298,000	1,437,535
Landry’s, Inc.
9.375%, 5/1/20§	2,000,000	2,180,000
McDonald’s Corp.
5.350%, 3/1/18	140,000	159,053
MGM Resorts International
6.625%, 7/15/15	1,600,000	1,720,000
6.750%, 10/1/20	400,000	431,000
Wyndham Worldwide Corp.
4.250%, 3/1/22	150,000	147,000
Yum! Brands, Inc.
3.875%, 11/1/20	150,000	151,812

		7,388,411

Household Durables (0.3%)
KB Home
7.500%, 9/15/22 (b)	4,000,000	4,200,000

Media (1.3%)
21st Century Fox America, Inc.
8.000%, 10/17/16	100,000	117,684
3.000%, 9/15/22	150,000	141,336
CBS Corp.
3.375%, 3/1/22	200,000	190,277
Clear Channel Communications, Inc.
6.919%, 1/30/19	2,539,722	2,423,847
7.669%, 7/30/19	816,818	803,544
9.000%, 12/15/19 (b)	1,019,000	1,039,380
9.000%, 3/1/21 (b)	2,000,000	2,020,000
Term Loan B
3.819%, 11/13/15 (l)	44,230	42,848
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	25,000	34,442
Comcast Corp.
5.900%, 3/15/16	50,000	55,243
6.500%, 1/15/17	94,000	107,851
5.150%, 3/1/20	150,000	166,786
CSC Holdings LLC
6.750%, 11/15/21	2,700,000	2,910,938
Dex Media, Inc.
14.000%, 1/29/17 PIK	1,212,624	630,564
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.500%, 3/1/16	300,000	314,576
3.800%, 3/15/22	100,000	95,514
Discovery Communications LLC
5.050%, 6/1/20	100,000	108,918
NBCUniversal Media LLC
3.650%, 4/30/15	100,000	103,964
4.375%, 4/1/21	350,000	370,448
SuperMedia, Inc.
Term Loan 11.600%, 12/31/16 (b)	315,987	234,357
Time Warner Cable, Inc.
8.250%, 4/1/19	170,000	199,381
4.000%, 9/1/21	100,000	92,404
Time Warner, Inc.
4.700%, 1/15/21	250,000	266,053
Univision Communications, Inc.
5.125%, 5/15/23§	2,000,000	1,985,000
Viacom, Inc.
1.250%, 2/27/15	250,000	251,357
3.500%, 4/1/17	68,000	71,853
4.250%, 9/1/23	100,000	99,825
Visant Corp.
10.000%, 10/1/17	1,900,000	1,838,250
Walt Disney Co.
2.550%, 2/15/22	250,000	233,284

		16,949,924

Multiline Retail (0.0%)
Dollar General Corp.
1.875%, 4/15/18	150,000	145,956
Kohl’s Corp.
4.750%, 12/15/23	100,000	101,443
Macy’s Retail Holdings, Inc.
3.875%, 1/15/22	150,000	149,250
Target Corp.
6.000%, 1/15/18	200,000	231,398

		628,047

Specialty Retail (0.1%)
Academy Ltd./Academy Finance Corp.
9.250%, 8/1/19§	1,400,000	1,547,000
AutoZone, Inc.
4.000%, 11/15/20	100,000	103,232
Gap, Inc.
5.950%, 4/12/21	50,000	55,050
Home Depot, Inc.
5.400%, 3/1/16	105,000	115,434
Lowe’s Cos., Inc.
5.400%, 10/15/16	100,000	111,886

		1,932,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16		$100,000	$103,579

Total Consumer Discretionary			42,502,070

Consumer Staples (1.5%)
Beverages (0.1%)
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19		50,000	62,323
5.375%, 1/15/20		250,000	285,836
4.375%, 2/15/21		25,000	26,765
2.500%, 7/15/22		100,000	92,650
Beam, Inc.
5.375%, 1/15/16		9,000	9,725
Coca-Cola Co.
1.800%, 9/1/16		256,000	262,431
3.150%, 11/15/20		100,000	101,327
3.200%, 11/1/23		200,000	192,217
Diageo Capital plc
5.500%, 9/30/16		213,000	238,152
Diageo Finance B.V.
5.300%, 10/28/15		95,000	102,885
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16		50,000	51,886
PepsiCo, Inc.
0.700%, 2/26/16		250,000	249,386
5.000%, 6/1/18		100,000	112,370
7.900%, 11/1/18		144,000	180,631

			1,968,584

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17		92,000	103,624
CVS Caremark Corp.
5.750%, 6/1/17		122,000	138,867
Kroger Co.
6.150%, 1/15/20		150,000	170,944
Safeway, Inc.
5.000%, 8/15/19		30,000	31,750
3.950%, 8/15/20		100,000	99,969
SUPERVALU, Inc.
8.000%, 5/1/16		3,300,000	3,652,687
US Foods, Inc.
8.500%, 6/30/19		1,000,000	1,093,750
Walgreen Co.
3.100%, 9/15/22		150,000	141,160
Wal-Mart Stores, Inc.
5.375%, 4/5/17		200,000	225,203
1.125%, 4/11/18		200,000	195,245
3.625%, 7/8/20		100,000	105,121
3.250%, 10/25/20		100,000	102,123

			6,060,443

Food Products (0.4%)
Boparan Finance plc
9.875%, 4/30/18§	GBP	1,000,000	1,813,265
Bunge Ltd. Finance Corp.
4.100%, 3/15/16		$150,000	157,962
ConAgra Foods, Inc.
3.250%, 9/15/22		100,000	92,893
General Mills, Inc.
5.650%, 2/15/19		100,000	115,768
JBS USA LLC/JBS USA Finance, Inc.
8.250%, 2/1/20§		800,000	866,000
7.250%, 6/1/21§		1,200,000	1,251,000
Kellogg Co.
3.250%, 5/21/18		200,000	209,113
Kraft Foods Group, Inc.
5.375%, 2/10/20		104,000	116,897
Mondelez International, Inc.
4.125%, 2/9/16		500,000	531,162
5.375%, 2/10/20		96,000	108,983
Tyson Foods, Inc.
4.500%, 6/15/22		100,000	102,000
Unilever Capital Corp.
2.750%, 2/10/16		100,000	104,235

			5,469,278

Household Products (0.3%)
Clorox Co.
3.050%, 9/15/22		150,000	140,112
Colgate-Palmolive Co.
1.500%, 11/1/18		150,000	146,346
Kimberly-Clark Corp.
6.125%, 8/1/17		50,000	57,704
3.625%, 8/1/20		50,000	51,687
Procter & Gamble Co.
4.700%, 2/15/19		350,000	392,786
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
7.875%, 8/15/19		1,200,000	1,323,000
9.875%, 8/15/19		800,000	887,000
5.750%, 10/15/20		900,000	919,125
8.250%, 2/15/21		400,000	425,000

			4,342,760

Personal Products (0.0%)
Avon Products, Inc.
4.600%, 3/15/20		100,000	100,352

Tobacco (0.2%)
Alliance One International, Inc.
9.875%, 7/15/21		2,000,000	1,875,000
Altria Group, Inc.
9.700%, 11/10/18		26,000	34,285
9.250%, 8/6/19		45,000	59,072
2.850%, 8/9/22		200,000	183,731
Lorillard Tobacco Co.
3.500%, 8/4/16		250,000	262,769
Philip Morris International, Inc.
5.650%, 5/16/18		63,000	72,479
2.500%, 8/22/22		100,000	91,202
3.600%, 11/15/23		50,000	48,337
Reynolds American, Inc.
3.250%, 11/1/22		100,000	91,321

			2,718,196

Total Consumer Staples			20,659,613

Energy (4.4%)
Energy Equipment & Services (0.2%)
Ensco plc
3.250%, 3/15/16		100,000	104,698

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Expro Finance Luxembourg S.C.A.
8.500%, 12/15/16§	$613,000	$639,819
Halliburton Co.
2.000%, 8/1/18	100,000	99,335
3.250%, 11/15/21	100,000	98,745
Nabors Industries, Inc.
6.150%, 2/15/18	290,000	326,263
National Oilwell Varco, Inc.
2.600%, 12/1/22	150,000	138,268
Rowan Cos., Inc.
4.875%, 6/1/22	75,000	76,539
Transocean, Inc.
4.950%, 11/15/15	150,000	160,918
6.375%, 12/15/21	150,000	169,651
Weatherford International Ltd.
5.500%, 2/15/16	75,000	81,782
9.625%, 3/1/19	100,000	128,940

		2,024,958

Oil, Gas & Consumable Fuels (4.2%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	180,000	200,275
Antero Resources Finance Corp.
7.250%, 8/1/19	649,000	696,458
5.375%, 11/1/21§	1,100,000	1,119,250
Apache Corp.
5.625%, 1/15/17	150,000	168,778
Bill Barrett Corp.
7.000%, 10/15/22	500,000	516,250
BP Capital Markets plc
3.125%, 10/1/15	200,000	209,159
3.200%, 3/11/16	100,000	105,355
1.375%, 5/10/18	250,000	242,004
4.500%, 10/1/20	300,000	325,750
Canadian Natural Resources Ltd.
5.700%, 5/15/17	100,000	113,110
Cenovus Energy, Inc.
5.700%, 10/15/19	90,000	101,863
Chesapeake Energy Corp.
6.500%, 8/15/17 (b)	2,000,000	2,250,000
5.750%, 12/2/17 (b)	2,000,000	2,040,358
7.250%, 12/15/18 (b)	6,000,000	6,885,000
6.875%, 11/15/20	300,000	336,750
5.750%, 3/15/23	4,300,000	4,450,500
Chevron Corp.
0.889%, 6/24/16	350,000	350,341
2.355%, 12/5/22	150,000	136,868
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	200,000	177,367
ConocoPhillips Co.
4.600%, 1/15/15	250,000	260,980
2.400%, 12/15/22	150,000	137,178
CONSOL Energy, Inc.
8.250%, 4/1/20	1,400,000	1,515,500
Continental Resources, Inc.
4.500%, 4/15/23	100,000	101,375
Devon Energy Corp.
4.000%, 7/15/21	100,000	101,809
Drillships Financing Holding, Inc.
5.500%, 7/15/16 (b)	2,992,500	3,034,895
Ecopetrol S.A.
7.625%, 7/23/19 (b)	50,000	59,250
El Paso Corp.
7.750%, 1/15/32 (b)	1,700,000	1,725,500
Enbridge, Inc.
5.600%, 4/1/17	250,000	277,202
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	154,664
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17 (b)	1,000,000	1,110,000
Enterprise Products Operating LLC
3.200%, 2/1/16	500,000	523,413
3.350%, 3/15/23	150,000	142,042
EOG Resources, Inc.
5.625%, 6/1/19	15,000	17,486
4.100%, 2/1/21	100,000	105,886
EQT Corp.
4.875%, 11/15/21	50,000	51,541
Fieldwood Energy LLC Term Loan
0.000%, 9/30/20 (b)	2,500,000	2,549,552
Halcon Resources Corp.
9.750%, 7/15/20	2,000,000	2,080,000
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	325,000	385,762
Kinder Morgan, Inc.
5.625%, 11/15/23§	2,300,000	2,226,945
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 4/15/20	1,700,000	1,841,313
Marathon Oil Corp.
2.800%, 11/1/22	100,000	92,424
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	54,501
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
10.750%, 10/1/20	1,000,000	1,090,000
Murphy Oil Corp.
3.700%, 12/1/22	100,000	92,480
Noble Energy, Inc.
4.150%, 12/15/21	150,000	153,329
Noble Holding International Ltd.
2.500%, 3/15/17	150,000	150,800
4.625%, 3/1/21	50,000	51,210
Occidental Petroleum Corp.
4.125%, 6/1/16	100,000	107,689
2.700%, 2/15/23	200,000	184,745
Offshore Group Investment Ltd.
7.500%, 11/1/19 (b)	2,200,000	2,387,000
ONEOK Partners LP
8.625%, 3/1/19	100,000	125,331
Peabody Energy Corp.
6.250%, 11/15/21	2,000,000	2,015,000
Petrobras Global Finance B.V.
2.000%, 5/20/16	250,000	247,520
Petrobras International Finance Co.
7.875%, 3/15/19	200,000	226,863
5.750%, 1/20/20	265,000	272,606
5.375%, 1/27/21	150,000	147,957
Petroleos Mexicanos
3.500%, 7/18/18	200,000	205,500
4.875%, 1/24/22 (b)	250,000	256,250
Phillips 66
2.950%, 5/1/17	250,000	260,069
Plains All American Pipeline LP/PAA Finance Corp.
3.850%, 10/15/23	100,000	97,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	$40,000	$46,706
Plains Exploration & Production Co.
6.125%, 6/15/19	150,000	163,719
6.625%, 5/1/21	100,000	109,434
Samson Investment Co.
10.500%, 2/15/20§	2,600,000	2,840,500
Sanchez Energy Corp.
7.750%, 6/15/21§	2,800,000	2,863,000
SandRidge Energy, Inc.
8.750%, 1/15/20	750,000	808,594
Southwestern Energy Co.
4.100%, 3/15/22	100,000	99,460
Statoil ASA
3.125%, 8/17/17	250,000	263,680
5.250%, 4/15/19	25,000	28,562
Suncor Energy, Inc.
6.100%, 6/1/18	165,000	190,476
Total Capital International S.A.
1.000%, 8/12/16	150,000	149,599
2.700%, 1/25/23	200,000	184,698
Total Capital S.A.
3.000%, 6/24/15	100,000	103,585
3.125%, 10/2/15	100,000	104,172
TransCanada PipeLines Ltd.
7.125%, 1/15/19	118,000	141,732
3.800%, 10/1/20	100,000	102,779
Valero Energy Corp.
6.125%, 2/1/20	150,000	170,531
W&T Offshore, Inc.
8.500%, 6/15/19 (b)	1,600,000	1,680,000
Williams Cos., Inc.
7.875%, 9/1/21	93,000	107,294
Williams Partners LP
5.250%, 3/15/20	100,000	109,096
4.125%, 11/15/20	100,000	102,516

		57,416,620

Total Energy		59,441,578

Financials (4.6%)
Capital Markets (0.6%)
Ameriprise Financial, Inc.
5.300%, 3/15/20	100,000	112,609
Bank of New York Mellon Corp.
0.700%, 10/23/15	350,000	349,011
4.150%, 2/1/21	100,000	106,589
3.550%, 9/23/21	100,000	101,315
Charles Schwab Corp.
3.225%, 9/1/22	100,000	96,094
Credit Suisse AG/New York
5.400%, 1/14/20	100,000	111,107
4.375%, 8/5/20	250,000	269,681
Deutsche Bank AG/London
3.250%, 1/11/16	100,000	104,562
6.000%, 9/1/17	150,000	171,418
E*TRADE Financial Corp.
6.000%, 11/15/17	1,300,000	1,381,250
Goldman Sachs Group, Inc.
5.125%, 1/15/15	84,000	87,768
1.600%, 11/23/15	250,000	252,655
5.350%, 1/15/16	83,000	89,763
3.625%, 2/7/16	85,000	89,238
5.750%, 10/1/16	130,000	144,856
5.625%, 1/15/17	215,000	236,660
6.150%, 4/1/18	600,000	689,277
2.900%, 7/19/18	150,000	153,214
5.750%, 1/24/22	250,000	281,837
3.625%, 1/22/23	150,000	145,100
Jefferies Group LLC
8.500%, 7/15/19	75,000	90,749
Merrill Lynch & Co., Inc.
6.400%, 8/28/17	150,000	172,350
Morgan Stanley
6.000%, 4/28/15	250,000	266,212
3.800%, 4/29/16	100,000	105,801
5.450%, 1/9/17	251,000	278,766
6.625%, 4/1/18	250,000	291,955
7.300%, 5/13/19	200,000	243,063
5.750%, 1/25/21	250,000	282,849
4.875%, 11/1/22	100,000	102,861
3.750%, 2/25/23	100,000	97,361
4.100%, 5/22/23	100,000	96,874
Nomura Holdings, Inc.
5.000%, 3/4/15	75,000	78,277
4.125%, 1/19/16	150,000	157,916
State Street Corp.
2.875%, 3/7/16	50,000	52,400
4.375%, 3/7/21	150,000	161,872
UBS AG/Connecticut
5.875%, 7/15/16	100,000	110,675
4.875%, 8/4/20	250,000	277,433

		7,841,418

Commercial Banks (0.8%)
Bank of Montreal
1.300%, 7/15/16	250,000	251,023
2.500%, 1/11/17	150,000	154,201
2.375%, 1/25/19	50,000	50,037
Bank of Nova Scotia
3.400%, 1/22/15	250,000	257,592
2.900%, 3/29/16	100,000	104,345
1.375%, 7/15/16	200,000	201,644
Barclays Bank plc
5.140%, 10/14/20	100,000	106,556
BB&T Corp.
3.200%, 3/15/16	200,000	210,260
2.050%, 6/19/18	200,000	199,639
BNP Paribas S.A.
3.600%, 2/23/16	400,000	420,220
2.700%, 8/20/18	100,000	101,642
3.250%, 3/3/23	100,000	95,472
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	250,000	263,115
4.500%, 1/11/21	75,000	79,901
3.875%, 2/8/22	75,000	75,755
Fifth Third Bancorp
3.625%, 1/25/16	200,000	210,305
HSBC Holdings plc
5.100%, 4/5/21	100,000	110,773
4.000%, 3/30/22	100,000	102,024
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18	200,000	203,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
KeyCorp
5.100%, 3/24/21		$50,000	$54,453
KfW
1.000%, 1/12/15		500,000	502,164
4.375%, 7/21/15		478,000	505,353
0.500%, 9/30/15		250,000	249,688
0.500%, 4/19/16		500,000	496,296
0.625%, 12/15/16		250,000	247,365
1.000%, 6/11/18		250,000	242,750
4.875%, 6/17/19		250,000	284,675
2.750%, 9/8/20		150,000	151,813
2.625%, 1/25/22		300,000	293,086
Landwirtschaftliche Rentenbank
2.125%, 7/15/16		100,000	103,306
5.125%, 2/1/17		123,000	138,296
Lloyds Bank plc
6.375%, 1/21/21		100,000	117,671
National Australia Bank Ltd./New York
1.600%, 8/7/15		100,000	101,520
1.300%, 7/25/16		250,000	251,376
PNC Funding Corp.
3.625%, 2/8/15		350,000	361,354
5.250%, 11/15/15		57,000	61,523
5.125%, 2/8/20		100,000	112,855
Royal Bank of Canada
2.625%, 12/15/15		250,000	258,572
2.200%, 7/27/18		250,000	250,718
Royal Bank of Scotland Group plc
6.400%, 10/21/19		100,000	114,576
Royal Bank of Scotland plc
5.625%, 8/24/20		100,000	111,398
Sumitomo Mitsui Banking Corp.
0.900%, 1/18/16		250,000	249,317
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16		50,000	52,529
3.500%, 1/20/17		50,000	52,607
2.350%, 11/1/18		150,000	149,439
Toronto-Dominion Bank
2.375%, 10/19/16		50,000	51,818
1.400%, 4/30/18		250,000	244,430
U.S. Bancorp/Minnesota
2.200%, 11/15/16		250,000	257,619
2.950%, 7/15/22		150,000	137,746
Wachovia Corp.
5.750%, 6/15/17		100,000	114,404
Wells Fargo & Co.
3.676%, 6/15/16 (e)		300,000	319,428
2.625%, 12/15/16		250,000	261,838
5.625%, 12/11/17		250,000	286,854
2.150%, 1/15/19		150,000	149,544
3.500%, 3/8/22		100,000	100,442
3.450%, 2/13/23		100,000	94,064
4.125%, 8/15/23		100,000	98,356
Westpac Banking Corp.
3.000%, 8/4/15		150,000	155,588
2.000%, 8/14/17		200,000	201,870
2.250%, 7/30/18		250,000	251,100

			11,437,432

Consumer Finance (0.5%)
American Express Co.
1.550%, 5/22/18		150,000	145,845
2.650%, 12/2/22		212,000	195,925
American Express Credit Corp.
1.750%, 6/12/15		250,000	254,090
2.750%, 9/15/15		300,000	310,398
American Honda Finance Corp.
1.125%, 10/7/16		250,000	250,091
Capital One Financial Corp.
4.750%, 7/15/21		100,000	106,651
3.500%, 6/15/23		200,000	188,740
Caterpillar Financial Services Corp.
1.350%, 9/6/16		150,000	150,878
7.150%, 2/15/19		135,000	165,444
Discover Financial Services
3.850%, 11/21/22		100,000	96,000
Ford Motor Credit Co. LLC
1.700%, 5/9/16		250,000	253,125
4.250%, 2/3/17		250,000	268,925
3.000%, 6/12/17		200,000	207,200
5.875%, 8/2/21		200,000	226,960
HSBC Finance Corp.
6.676%, 1/15/21		250,000	287,547
HSBC USA, Inc.
2.375%, 2/13/15		150,000	153,053
John Deere Capital Corp.
0.750%, 1/22/16		250,000	249,957
Toyota Motor Credit Corp.
2.800%, 1/11/16		200,000	208,910
0.800%, 5/17/16		350,000	349,407
2.050%, 1/12/17		250,000	255,580
Volkswagen International Finance N.V.
5.500%, 11/9/15§	EUR	1,500,000	2,552,611

			6,877,337

Diversified Financial Services (2.1%)
AngloGold Ashanti Holdings plc
8.500%, 7/30/20		$800,000	822,000
Bank of America Corp.
4.750%, 8/1/15		75,000	79,445
5.250%, 12/1/15		476,000	510,924
3.750%, 7/12/16		150,000	159,450
6.500%, 8/1/16		250,000	282,141
5.625%, 10/14/16		75,000	83,379
5.650%, 5/1/18		550,000	626,247
2.600%, 1/15/19		250,000	251,102
7.625%, 6/1/19		250,000	309,549
5.700%, 1/24/22		100,000	113,205
3.300%, 1/11/23		150,000	142,288
Bank of America N.A.
5.300%, 3/15/17		106,000	116,845
Bear Stearns Cos. LLC
6.400%, 10/2/17		155,000	179,879
Boeing Capital Corp.
4.700%, 10/27/19		100,000	112,050
Citigroup, Inc.
4.587%, 12/15/15		150,000	160,300
5.300%, 1/7/16		274,000	296,707
5.850%, 8/2/16		58,000	64,512
4.450%, 1/10/17		300,000	324,435
6.125%, 11/21/17		250,000	288,193
1.750%, 5/1/18		250,000	245,902
8.500%, 5/22/19		250,000	322,629
3.875%, 10/25/23		150,000	147,012

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	$146,000	$164,424
General Electric Capital Corp.
4.875%, 3/4/15	65,000	68,371
2.250%, 11/9/15	500,000	515,281
1.500%, 7/12/16	250,000	252,411
5.400%, 2/15/17	72,000	80,857
5.625%, 9/15/17	391,000	446,302
4.625%, 1/7/21	350,000	383,301
3.150%, 9/7/22	100,000	96,969
3.100%, 1/9/23	150,000	142,887
6.375%, 11/15/67 (b)(l)	100,000	108,250
ING US, Inc.
2.900%, 2/15/18	100,000	101,672
IntercontinentalExchange Group, Inc.
4.000%, 10/15/23	100,000	99,955
JPMorgan Chase & Co.
5.150%, 10/1/15	393,000	420,286
6.000%, 1/15/18	250,000	288,407
1.625%, 5/15/18	250,000	244,284
4.250%, 10/15/20	200,000	212,819
4.500%, 1/24/22	250,000	264,999
3.250%, 9/23/22	100,000	95,957
3.200%, 1/25/23	150,000	142,483
7.900%, 12/31/49 (l)	9,468,000	10,438,470
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	456,000	520,308
Leucadia National Corp.
5.500%, 10/18/23	100,000	100,080
Moody’s Corp.
4.500%, 9/1/22	50,000	49,450
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	100,000	104,778
5.450%, 4/10/17	82,000	92,405
Nationstar Mortgage LLC/Nationstar Capital Corp.
9.625%, 5/1/19	3,000,000	3,375,000
Nuveen Investments, Inc.
9.500%, 10/15/20§	2,700,000	2,710,125
ORIX Corp.
5.000%, 1/12/16	25,000	26,515
3.750%, 3/9/17	150,000	156,884
Pemex Project Funding Master Trust
5.750%, 3/1/18	300,000	335,250
Shell International Finance B.V.
2.375%, 8/21/22	250,000	228,331
3.400%, 8/12/23	100,000	97,653

		28,003,358

Insurance (0.3%)
ACE INA Holdings, Inc.
2.600%, 11/23/15	250,000	258,450
Aflac, Inc.
2.650%, 2/15/17	150,000	154,873
Allstate Corp.
3.150%, 6/15/23	100,000	94,474
American International Group, Inc.
5.600%, 10/18/16	80,000	89,050
5.850%, 1/16/18	206,000	234,747
8.250%, 8/15/18	150,000	188,021
3.375%, 8/15/20	150,000	150,584
Aon Corp.
3.125%, 5/27/16	100,000	104,471
5.000%, 9/30/20	50,000	54,824
Berkshire Hathaway Finance Corp.
0.950%, 8/15/16	150,000	149,862
1.600%, 5/15/17	250,000	251,476
4.250%, 1/15/21	100,000	105,686
Chubb Corp.
6.375%, 3/29/67 (l)	50,000	54,500
CNA Financial Corp.
5.875%, 8/15/20	100,000	113,316
Genworth Financial, Inc.
7.625%, 9/24/21	100,000	118,682
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	150,000	167,356
Lincoln National Corp.
8.750%, 7/1/19	100,000	128,505
4.850%, 6/24/21	50,000	53,949
Manulife Financial Corp.
3.400%, 9/17/15	150,000	155,797
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19	35,000	44,993
4.800%, 7/15/21	150,000	159,520
MetLife, Inc.
6.750%, 6/1/16	225,000	255,215
4.750%, 2/8/21	100,000	106,824
Progressive Corp.
3.750%, 8/23/21	50,000	50,914
Prudential Financial, Inc.
4.750%, 9/17/15	250,000	266,971
7.375%, 6/15/19	200,000	245,496
Reinsurance Group of America, Inc.
4.700%, 9/15/23	100,000	100,933
Travelers Cos., Inc.
5.750%, 12/15/17	65,000	73,992

		3,933,481

Real Estate Investment Trusts (REITs) (0.2%)
American Tower Corp.
5.050%, 9/1/20	75,000	78,838
3.500%, 1/31/23	150,000	136,677
AvalonBay Communities, Inc.
2.950%, 9/15/22	100,000	91,621
Boston Properties LP
5.000%, 6/1/15	60,000	63,397
5.625%, 11/15/20	70,000	78,251
3.850%, 2/1/23	100,000	97,345
Duke Realty LP
5.950%, 2/15/17	250,000	276,616
ERP Operating LP
4.625%, 12/15/21	150,000	158,361
HCP, Inc.
6.000%, 1/30/17	45,000	50,408
5.375%, 2/1/21	150,000	163,989
Health Care REIT, Inc.
3.625%, 3/15/16	50,000	52,398
4.700%, 9/15/17	100,000	108,523
Hospitality Properties Trust
6.300%, 6/15/16	55,000	59,401
Liberty Property LP
4.125%, 6/15/22	100,000	97,747
ProLogis LP
6.625%, 5/15/18	89,000	103,860
3.350%, 2/1/21	100,000	97,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Realty Income Corp.
3.250%, 10/15/22	$150,000	$136,535
Simon Property Group LP
6.100%, 5/1/16	160,000	176,203
5.650%, 2/1/20	300,000	338,397
Ventas Realty LP/Ventas Capital Corp.
4.250%, 3/1/22	100,000	100,593

		2,466,175

Real Estate Management & Development (0.1%)
Algeco Scotsman Global Finance plc
8.500%, 10/15/18§	1,000,000	1,081,250

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
3.050%, 8/23/18	100,000	102,790

Total Financials		61,743,241

Health Care (2.1%)
Biotechnology (0.1%)
Amgen, Inc.
2.300%, 6/15/16	350,000	359,846
3.450%, 10/1/20	150,000	151,788
Celgene Corp.
2.300%, 8/15/18	100,000	99,792
3.950%, 10/15/20	100,000	104,134
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	106,984
Grifols, Inc.
8.250%, 2/1/18	600,000	640,500

		1,463,044

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
5.375%, 6/1/18	82,000	92,805
Boston Scientific Corp.
2.650%, 10/1/18	100,000	100,718
Covidien International Finance S.A.
6.000%, 10/15/17	187,000	214,134
Medtronic, Inc.
4.125%, 3/15/21	100,000	104,231
2.750%, 4/1/23	100,000	92,206

		604,094

Health Care Providers & Services (1.6%)
Aetna, Inc.
6.000%, 6/15/16	116,000	129,698
2.750%, 11/15/22	150,000	138,053
Cardinal Health, Inc.
3.200%, 6/15/22	50,000	47,474
Cigna Corp.
4.500%, 3/15/21	150,000	158,921
Express Scripts Holding Co.
3.125%, 5/15/16	150,000	156,844
4.750%, 11/15/21	150,000	159,017
HCA, Inc.
6.500%, 2/15/16	4,700,000	5,134,750
6.500%, 2/15/20	2,300,000	2,527,240
7.500%, 2/15/22	3,200,000	3,500,160
Laboratory Corp. of America Holdings
2.500%, 11/1/18	150,000	148,175
McKesson Corp.
3.250%, 3/1/16	250,000	261,364
Medco Health Solutions, Inc.
4.125%, 9/15/20	100,000	103,237
Quest Diagnostics, Inc.
3.200%, 4/1/16	150,000	156,132
Tenet Healthcare Corp.
9.250%, 2/1/15	4,800,000	5,172,000
8.000%, 8/1/20	553,000	600,724
8.125%, 4/1/22	2,800,000	3,017,560
UnitedHealth Group, Inc.
6.000%, 2/15/18	300,000	346,387
WellPoint, Inc.
5.250%, 1/15/16	150,000	162,269
3.125%, 5/15/22	150,000	140,903

		22,060,908

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc.
3.875%, 7/15/23	100,000	94,825
Life Technologies Corp.
5.000%, 1/15/21	100,000	108,913
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	100,000	104,461
3.600%, 8/15/21	50,000	49,975

		358,174

Pharmaceuticals (0.3%)
AbbVie, Inc.
2.000%, 11/6/18	150,000	148,387
2.900%, 11/6/22	200,000	187,143
Actavis, Inc.
3.250%, 10/1/22	150,000	139,969
AstraZeneca plc
5.900%, 9/15/17	63,000	71,920
Bristol-Myers Squibb Co.
2.000%, 8/1/22	100,000	89,298
Eli Lilly and Co.
5.200%, 3/15/17	283,000	316,393
GlaxoSmithKline Capital plc
1.500%, 5/8/17	50,000	50,122
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	185,000	212,776
2.800%, 3/18/23	100,000	92,600
Johnson & Johnson
3.375%, 12/5/23	100,000	98,989
Merck & Co., Inc.
4.750%, 3/1/15	80,000	83,917
1.300%, 5/18/18	250,000	243,614
2.400%, 9/15/22	150,000	136,918
Mylan, Inc.
1.800%, 6/24/16§	200,000	201,890
Novartis Securities Investment Ltd.
5.125%, 2/10/19	250,000	283,482
Pfizer, Inc.
4.650%, 3/1/18	50,000	55,757
6.200%, 3/15/19	100,000	118,613
Sanofi S.A.
1.250%, 4/10/18	250,000	243,524
4.000%, 3/29/21	75,000	78,671
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	200,000	181,341

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Zoetis, Inc.
3.250%, 2/1/23	$150,000	$140,346

		3,175,670

Total Health Care		27,661,890

Industrials (1.2%)
Aerospace & Defense (0.1%)
Embraer S.A.
5.150%, 6/15/22 (b)	75,000	74,625
General Dynamics Corp.
1.375%, 1/15/15	50,000	50,637
3.875%, 7/15/21	100,000	102,449
Honeywell International, Inc.
5.400%, 3/15/16	94,000	103,467
5.300%, 3/1/18	85,000	96,399
L-3 Communications Corp.
3.950%, 11/15/16	250,000	265,314
Lockheed Martin Corp.
4.250%, 11/15/19	150,000	162,221
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	99,651
Precision Castparts Corp.
2.500%, 1/15/23	75,000	68,051
Raytheon Co.
6.400%, 12/15/18	50,000	59,048
United Technologies Corp.
4.875%, 5/1/15	93,000	98,286
6.125%, 2/1/19	233,000	274,370
3.100%, 6/1/22	50,000	48,838

		1,503,356

Air Freight & Logistics (0.2%)
CEVA Group plc
4.000%, 5/1/18§	2,100,000	1,837,500
FedEx Corp.
2.625%, 8/1/22	50,000	44,857
United Parcel Service, Inc.
5.500%, 1/15/18	60,000	68,466
3.125%, 1/15/21	200,000	202,268

		2,153,091

Airlines (0.0%)
American Airlines, Inc.
4.950%, 7/15/24§	200,000	206,125
Southwest Airlines Co.
5.750%, 12/15/16	50,000	55,813

		261,938

Commercial Services & Supplies (0.0%)
Republic Services, Inc. 5.250%, 11/15/21	100,000	108,179
Waste Management, Inc. 7.375%, 3/11/19	152,000	182,988

		291,167

Construction & Engineering (0.3%)
ABB Finance USA, Inc. 2.875%, 5/8/22	150,000	141,729
Abengoa Finance S.A.U. 8.875%, 11/1/17§	1,600,000	1,720,000
Dynacast International LLC/Dynacast Finance, Inc.
9.250%, 7/15/19	2,000,000	2,205,000
URS Corp. 4.350%, 4/1/17§	150,000	155,977

		4,222,706

Electrical Equipment (0.0%)
Eaton Corp. 2.750%, 11/2/22	150,000	139,829
Emerson Electric Co. 2.625%, 2/15/23	150,000	140,133
Roper Industries, Inc. 3.125%, 11/15/22	100,000	90,880

		370,842

Industrial Conglomerates (0.1%)
Danaher Corp. 2.300%, 6/23/16	50,000	51,525
3.900%, 6/23/21	50,000	51,534
General Electric Co. 5.250%, 12/6/17	250,000	283,215
2.700%, 10/9/22	250,000	234,177
Koninklijke Philips N.V. 3.750%, 3/15/22	100,000	100,313
Pentair Finance S.A. 3.150%, 9/15/22	150,000	135,959
Tyco Electronics Group S.A. 6.550%, 10/1/17	100,000	113,893

		970,616

Machinery (0.1%)
Caterpillar, Inc. 2.600%, 6/26/22	100,000	93,089
Deere & Co. 4.375%, 10/16/19	150,000	165,503
2.600%, 6/8/22	100,000	93,658
Flowserve Corp. 4.000%, 11/15/23	100,000	97,174
Navistar International Corp. 8.250%, 11/1/21	1,100,000	1,135,750
Stanley Black & Decker, Inc. 2.900%, 11/1/22	100,000	93,235

		1,678,409

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC 5.750%, 3/15/18	115,000	131,328
Canadian National Railway Co. 5.550%, 5/15/18	48,000	54,493
CHC Helicopter S.A. 9.250%, 10/15/20	1,500,000	1,616,250
CSX Corp. 7.375%, 2/1/19	100,000	120,768
Norfolk Southern Corp. 5.900%, 6/15/19	40,000	46,250
Ryder System, Inc. 3.500%, 6/1/17	100,000	104,712
Union Pacific Corp. 5.700%, 8/15/18	100,000	114,805

		2,188,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Trading Companies & Distributors (0.2%)
GATX Corp. 2.375%, 7/30/18	$150,000	$148,964
International Lease Finance Corp. 8.750%, 3/15/17	1,000,000	1,177,500
United Rentals North America, Inc. 8.375%, 9/15/20	500,000	556,250

		1,882,714

Total Industrials		15,523,445

Information Technology (2.7%)
Communications Equipment (0.1%)
Cisco Systems, Inc. 5.500%, 2/22/16	121,000	132,948
4.450%, 1/15/20	250,000	268,983
Juniper Networks, Inc. 4.600%, 3/15/21	50,000	49,947

		451,878

Computers & Peripherals (0.1%)
Apple, Inc. 1.000%, 5/3/18	500,000	483,010
EMC Corp. 1.875%, 6/1/18	250,000	247,407
Hewlett-Packard Co. 3.300%, 12/9/16	300,000	313,404
5.500%, 3/1/18	156,000	174,660
NetApp, Inc. 2.000%, 12/15/17	150,000	149,061
Seagate HDD Cayman 4.750%, 6/1/23§	75,000	71,110

		1,438,652

Electronic Equipment, Instruments & Components (0.2%)
CDW LLC/CDW Finance Corp. 12.535%, 10/12/17	117,000	122,265
8.500%, 4/1/19	2,500,000	2,765,625
CommScope, Inc. 8.250%, 1/15/19§	147,000	161,149

		3,049,039

Internet Software & Services (0.0%)
eBay, Inc. 3.250%, 10/15/20	50,000	50,322
2.600%, 7/15/22	100,000	91,857
Google, Inc. 2.125%, 5/19/16	100,000	103,454

		245,633

IT Services (1.3%)
Ceridian Corp. 11.250%, 11/15/15	1,000,000	1,007,500
Computer Sciences Corp. 4.450%, 9/15/22	100,000	98,893
Fidelity National Information Services, Inc.
3.500%, 4/15/23	100,000	91,732
First Data Corp. 11.250%, 3/31/16	1,527,000	1,527,000
8.250%, 1/15/21§	4,009,000	4,264,574
12.625%, 1/15/21	4,100,000	4,808,480
10.000%, 1/15/22 PIK§	2,014,000	2,149,945
Fiserv, Inc. 6.800%, 11/20/17	100,000	115,652
4.750%, 6/15/21	100,000	102,935
International Business Machines Corp.
0.450%, 5/6/16	350,000	347,111
5.700%, 9/14/17	350,000	402,306
3.375%, 8/1/23	150,000	145,901
SRA International, Inc. 6.500%, 7/20/18 (b)	1,225,714	1,210,393
11.000%, 10/1/19	500,000	520,000
Western Union Co. 5.930%, 10/1/16	150,000	166,170

		16,958,592

Office Electronics (0.0%)
Xerox Corp. 4.250%, 2/15/15	200,000	207,479
4.500%, 5/15/21	150,000	154,080

		361,559

Semiconductors & Semiconductor Equipment (0.8%)
Applied Materials, Inc. 4.300%, 6/15/21	100,000	102,920
Freescale Semiconductor, Inc. 10.125%, 12/15/16	598,000	609,212
10.750%, 8/1/20 (b)	3,852,000	4,372,020
5.000%, 5/15/21§	5,000,000	4,862,500
Intel Corp. 3.300%, 10/1/21	100,000	99,242
2.700%, 12/15/22	150,000	137,453

		10,183,347

Software (0.2%)
Autodesk, Inc. 1.950%, 12/15/17	50,000	49,442
BMC Software Finance, Inc. 8.125%, 7/15/21§	1,300,000	1,339,000
CA, Inc. 2.875%, 8/15/18	200,000	199,892
Infor US, Inc. 9.375%, 4/1/19	400,000	450,000
Microsoft Corp. 1.625%, 9/25/15	100,000	101,858
1.000%, 5/1/18	200,000	194,940
4.000%, 2/8/21	150,000	158,384
Oracle Corp. 5.750%, 4/15/18	250,000	289,413
2.375%, 1/15/19	150,000	150,917
2.500%, 10/15/22	200,000	182,136

		3,115,982

Total Information Technology		35,804,682

Materials (1.3%)
Chemicals (0.6%)
Agrium, Inc. 3.150%, 10/1/22	50,000	45,905
Dow Chemical Co. 8.550%, 5/15/19	150,000	193,276
3.000%, 11/15/22	150,000	139,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16		$94,000	$105,466
6.000%, 7/15/18		250,000	290,063
Eastman Chemical Co. 3.600%, 8/15/22		100,000	96,078
Ecolab, Inc. 3.000%, 12/8/16		250,000	261,731
INEOS Group Holdings S.A. 7.875%, 2/15/16§	EUR	2,694,628	3,734,802
Lubrizol Corp. 8.875%, 2/1/19		$55,000	71,290
LyondellBasell Industries N.V. 6.000%, 11/15/21		200,000	228,381
Orion Engineered Carbons Bondco GmbH
10.000%, 6/15/18§	EUR	1,350,000	2,052,201
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		$200,000	209,383

			7,428,570

Construction Materials (0.3%)
Cemex S.A.B. de C.V. 9.000%, 1/11/18§		3,000,000	3,288,750
7.250%, 1/15/21§		1,000,000	1,030,000
CRH America, Inc. 6.000%, 9/30/16		83,000	92,793

			4,411,543

Metals & Mining (0.4%)
Alcoa, Inc. 5.550%, 2/1/17		100,000	108,188
5.400%, 4/15/21		150,000	152,156
Allegheny Technologies, Inc. 5.950%, 1/15/21		100,000	103,860
Barrick Gold Corp. 3.850%, 4/1/22		100,000	90,015
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15		50,000	54,372
6.500%, 4/1/19		160,000	191,348
Cliffs Natural Resources, Inc. 3.950%, 1/15/18		200,000	200,995
FMG Resources Pty Ltd. 7.000%, 11/1/15§		566,000	587,225
6.875%, 2/1/18§		1,000,000	1,053,750
Freeport-McMoRan Copper & Gold, Inc.
2.150%, 3/1/17		100,000	102,589
3.100%, 3/15/20		200,000	195,101
Goldcorp, Inc. 2.125%, 3/15/18		100,000	97,859
Inmet Mining Corp. 8.750%, 6/1/20§		1,800,000	1,948,500
Newmont Mining Corp. 3.500%, 3/15/22		100,000	84,785
Rio Tinto Finance USA Ltd. 9.000%, 5/1/19		100,000	130,234
Rio Tinto Finance USA plc 1.375%, 6/17/16		350,000	351,718
3.500%, 3/22/22		100,000	97,603
Teck Resources Ltd. 3.150%, 1/15/17		50,000	51,594
4.500%, 1/15/21		100,000	99,963
Vale Overseas Ltd. 6.250%, 1/11/16		150,000	163,915
4.375%, 1/11/22		150,000	144,920

			6,010,690

Paper & Forest Products (0.0%)
International Paper Co. 9.375%, 5/15/19		40,000	52,105
7.500%, 8/15/21		50,000	61,288
4.750%, 2/15/22		150,000	156,716

			270,109

Total Materials			18,120,912

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc. 2.950%, 5/15/16		50,000	52,251
5.500%, 2/1/18		275,000	311,369
3.000%, 2/15/22		100,000	94,432
2.625%, 12/1/22		250,000	225,810
British Telecommunications plc 5.950%, 1/15/18		100,000	114,059
CCO Holdings LLC/CCO Holdings Capital Corp.
7.000%, 1/15/19		1,000,000	1,052,500
7.375%, 6/1/20		2,000,000	2,162,600
6.500%, 4/30/21		1,000,000	1,028,000
5.750%, 1/15/24		1,000,000	936,250
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18		100,000	126,885
CenturyLink, Inc. 6.750%, 12/1/23		400,000	404,000
Frontier Communications Corp. 8.500%, 4/15/20		700,000	784,000
Orange S.A. 2.125%, 9/16/15		100,000	101,508
Qwest Corp. 6.750%, 12/1/21		100,000	110,037
Telefonica Emisiones S.A.U. 4.949%, 1/15/15		100,000	104,240
6.421%, 6/20/16		299,000	333,711
4.570%, 4/27/23		150,000	148,327
Verizon Communications, Inc. 4.900%, 9/15/15		82,000	87,597
2.500%, 9/15/16		500,000	517,052
8.750%, 11/1/18		195,000	249,334
2.450%, 11/1/22		200,000	178,386
5.150%, 9/15/23		3,900,000	4,178,949

			13,301,297

Wireless Telecommunication Services (2.0%)
America Movil S.A.B. de C.V. 5.000%, 3/30/20		200,000	217,787
Cricket Communications, Inc. 7.750%, 10/15/20		2,500,000	2,850,750
Rogers Communications, Inc. 6.800%, 8/15/18		100,000	119,640
Sprint Communications, Inc. 9.000%, 11/15/18§		3,500,000	4,217,500
7.000%, 8/15/20		1,000,000	1,082,500
11.500%, 11/15/21 (b)		2,500,000	3,275,000
Sprint Corp. 7.875%, 9/15/23§		4,700,000	5,064,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
T-Mobile USA, Inc. 6.633%, 4/28/21 (b)	$5,000,000	$5,250,000
6.731%, 4/28/22	5,000,000	5,203,000
Vodafone Group plc 2.875%, 3/16/16	50,000	51,867
5.450%, 6/10/19	200,000	226,514
2.950%, 2/19/23	150,000	136,374

		27,695,182

Total Telecommunication Services		40,996,479

Utilities (1.3%)
Electric Utilities (0.2%)
Baltimore Gas & Electric Co. 5.900%, 10/1/16	122,000	136,768
Commonwealth Edison Co. 6.150%, 9/15/17	144,000	166,497
3.400%, 9/1/21	100,000	99,219
Connecticut Light & Power Co. 2.500%, 1/15/23	150,000	135,995
DTE Electric Co. 3.450%, 10/1/20	100,000	102,525
Duke Energy Carolinas LLC 7.000%, 11/15/18	26,000	31,621
Duke Energy Corp. 2.100%, 6/15/18	250,000	247,739
5.050%, 9/15/19	165,000	182,068
Duke Energy Indiana, Inc. 3.750%, 7/15/20	100,000	102,180
Edison International 3.750%, 9/15/17	100,000	104,973
Entergy Corp. 4.700%, 1/15/17	200,000	215,069
5.125%, 9/15/20	50,000	52,627
Georgia Power Co. 3.000%, 4/15/16	250,000	262,253
Hydro-Quebec 2.000%, 6/30/16	150,000	153,658
LG&E and KU Energy LLC 3.750%, 11/15/20	100,000	101,602
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15	100,000	112,934
Northern States Power Co. 5.250%, 3/1/18	25,000	28,124
Ohio Power Co. 6.000%, 6/1/16	65,000	72,335
Oncor Electric Delivery Co. LLC 6.375%, 1/15/15	265,000	279,864
Pacific Gas & Electric Co. 3.500%, 10/1/20	100,000	101,069
PPL Capital Funding, Inc. 4.200%, 6/15/22	75,000	74,604
Progress Energy, Inc. 4.400%, 1/15/21	100,000	104,349
Southern California Edison Co. 3.875%, 6/1/21	50,000	52,279
Southwestern Electric Power Co. 6.450%, 1/15/19	100,000	115,741
Virginia Electric & Power Co. 5.950%, 9/15/17	100,000	114,723
Wisconsin Electric Power Co. 2.950%, 9/15/21	50,000	49,031
Xcel Energy, Inc. 4.700%, 5/15/20	100,000	109,430

		3,309,277

Gas Utilities (0.2%)
Atmos Energy Corp. 8.500%, 3/15/19	70,000	89,168
EP Energy LLC/EP Energy Finance, Inc.
9.375%, 5/1/20	2,500,000	2,875,000
ONEOK, Inc. 4.250%, 2/1/22	150,000	142,556

		3,106,724

Independent Power Producers & Energy Traders (0.8%)
Calpine Corp. 7.875%, 7/31/20§	640,000	698,400
7.500%, 2/15/21§	800,000	872,000
7.875%, 1/15/23§	800,000	872,000
GenOn Energy, Inc.
7.875%, 6/15/17	1,800,000	1,980,000
InterGen N.V.
7.000%, 6/30/23§	5,000,000	5,150,000
PSEG Power LLC
5.500%, 12/1/15	325,000	353,679
Tennessee Valley Authority
5.500%, 7/18/17	500,000	572,338

		10,498,417

Multi-Utilities (0.1%)
Consolidated Edison Co. of New York, Inc.
5.375%, 12/15/15	85,000	92,361
5.850%, 4/1/18	175,000	202,066
Consumers Energy Co.
2.850%, 5/15/22	50,000	47,525
3.375%, 8/15/23	100,000	97,055
Dominion Resources, Inc.
8.875%, 1/15/19	163,000	206,877
DTE Energy Co.
6.350%, 6/1/16	60,000	67,476
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	70,000	80,237
2.000%, 11/15/18§	60,000	58,954
NiSource Finance Corp.
6.400%, 3/15/18	100,000	114,597
6.125%, 3/1/22	100,000	111,090
San Diego Gas & Electric Co.
3.600%, 9/1/23	150,000	149,475

		1,227,713

Total Utilities		18,142,131

Total Corporate Bonds		340,596,041

Government Securities (14.3%)
Foreign Governments (0.5%)
Export-Import Bank of Korea
5.875% 1/14/15	300,000	315,033
4.000% 1/11/17	250,000	264,330
Federative Republic of Brazil
8.000% 1/15/18 (b)	267,000	296,370
5.875% 1/15/19	355,000	398,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
International Bank for Reconstruction & Development
0.375% 11/16/15	$150,000	$149,789
Japan Finance Corp.
2.500% 1/21/16	100,000	103,558
2.500% 5/18/16	200,000	207,992
Korea Development Bank
3.250% 3/9/16	200,000	207,513
Province of New Brunswick
2.750% 6/15/18	50,000	51,501
Province of Nova Scotia
5.125% 1/26/17	50,000	55,925
Province of Ontario
4.500% 2/3/15	96,000	100,218
4.750% 1/19/16	47,000	50,813
1.100% 10/25/17	500,000	492,210
2.000% 9/27/18	250,000	249,154
2.450% 6/29/22	150,000	137,530
Province of Quebec
4.600% 5/26/15	47,000	49,703
2.625% 2/13/23	200,000	181,725
Republic of Colombia
7.375% 3/18/19	250,000	299,375
Republic of Italy
4.500% 1/21/15	129,000	133,422
4.750% 1/25/16	49,000	52,104
5.250% 9/20/16	250,000	270,707
6.875% 9/27/23	100,000	118,299
Republic of Peru
7.125% 3/30/19	260,000	314,080
Republic of Philippines
6.500% 1/20/20	250,000	294,062
Republic of Poland
5.000% 10/19/15	33,000	35,414
6.375% 7/15/19	150,000	174,799
5.000% 3/23/22	150,000	159,479
Republic of South Africa
5.500% 3/9/20	150,000	159,750
Republic of Turkey
6.750% 4/3/18	250,000	272,188
7.500% 11/7/19	200,000	224,500
3.250% 3/23/23	250,000	206,250
Svensk Exportkredit AB
0.625% 5/31/16	250,000	248,642
United Mexican States
5.625% 1/15/17	250,000	279,375
5.125% 1/15/20	300,000	332,250

		6,886,725

Municipal Bonds (0.1%)
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107% 7/1/18	100,000	97,609
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B
(Zero Coupon), 2/15/20	50,000	39,076
State of California Taxable Various Purpose, General Obligation Bonds, Series 2010
6.650% 3/1/22	140,000	164,023
State of Illinois, General Obligation Bonds, Series 2011
5.365% 3/1/17	150,000	162,787
5.877% 3/1/19	50,000	54,601

		518,096

Supranational (0.4%)
Asian Development Bank
2.625% 2/9/15	360,000	369,134
1.750% 9/11/18	250,000	249,621
European Bank for Reconstruction & Development
1.625% 9/3/15	100,000	101,869
1.000% 6/15/18	250,000	243,792
1.625% 11/15/18	150,000	147,726
European Investment Bank
4.625% 10/20/15	665,000	713,771
0.625% 4/15/16	500,000	499,274
2.500% 5/16/16	100,000	104,154
1.750% 3/15/17	500,000	510,028
5.125% 5/30/17	250,000	282,705
1.000% 6/15/18	250,000	242,479
1.625% 12/18/18	150,000	147,648
4.000% 2/16/21	200,000	215,054
Inter-American Development Bank
1.375% 10/18/16	500,000	507,456
3.875% 2/14/20	150,000	162,598
International Bank for Reconstruction & Development
2.125% 3/15/16	500,000	517,164
2.125% 2/13/23	200,000	183,661
International Finance Corp.
1.125% 11/23/16	250,000	251,430
0.875% 6/15/18	250,000	241,879

		5,691,443

U.S. Government Agencies (1.5%)
Federal Farm Credit Bank
4.875% 1/17/17	180,000	202,098
Federal Home Loan Bank
0.250% 2/20/15	2,500,000	2,500,053
0.500% 11/20/15	1,500,000	1,503,587
5.250% 6/5/17	195,000	220,993
Federal Home Loan Mortgage Corp.
1.750% 9/10/15	4,000,000	4,093,257
0.850% 11/28/16	1,000,000	1,000,243
5.125% 11/17/17	1,390,000	1,589,675
4.875% 6/13/18	409,000	465,772
1.375% 5/1/20	700,000	656,977
2.375% 1/13/22	850,000	810,254
Federal National Mortgage Association
0.375% 3/16/15	1,000,000	1,001,095
0.500% 5/27/15	1,000,000	1,003,239
4.375% 10/15/15	400,000	428,398
0.750% 11/14/16	1,000,000	998,444
0.750% 11/25/16	600,000	598,881
(Zero Coupon), 6/1/17	650,000	624,375
5.375% 6/12/17	1,371,000	1,568,325
0.875% 5/21/18	1,050,000	1,017,938

		20,283,604

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
U.S. Treasuries (11.8%)
U.S. Treasury Bonds
8.750% 5/15/17	$501,000	$629,577
8.125% 8/15/19	1,204,000	1,603,875
8.500% 2/15/20	592,000	811,618
U.S. Treasury Notes
0.250% 1/15/15	2,000,000	2,001,641
0.250% 2/15/15	1,000,000	1,000,703
4.000% 2/15/15	4,284,000	4,465,847
2.375% 2/28/15	1,130,000	1,158,316
0.375% 3/15/15	1,500,000	1,503,106
0.375% 4/15/15	1,600,000	1,603,667
2.500% 4/30/15	4,000,000	4,120,755
0.250% 5/15/15	2,000,000	2,001,250
4.125% 5/15/15	312,000	328,601
1.875% 6/30/15	800,000	819,380
0.250% 7/15/15	3,000,000	3,000,117
1.750% 7/31/15	900,000	920,988
1.250% 8/31/15	2,400,000	2,438,156
1.250% 9/30/15	1,000,000	1,016,211
1.250% 10/31/15	2,400,000	2,439,750
0.375% 11/15/15	1,000,000	1,000,586
1.375% 11/30/15	2,000,000	2,038,672
2.125% 12/31/15	5,500,000	5,688,920
0.375% 1/15/16	2,500,000	2,498,958
2.000% 1/31/16	2,600,000	2,685,380
2.125% 2/29/16	2,800,000	2,902,193
0.250% 4/15/16	2,800,000	2,785,161
0.250% 5/15/16	2,600,000	2,584,021
5.125% 5/15/16	2,500,000	2,770,475
1.500% 6/30/16	3,500,000	3,580,619
3.250% 6/30/16	685,000	730,809
0.625% 8/15/16	1,000,000	1,000,182
4.875% 8/15/16	372,000	413,288
0.875% 9/15/16	1,500,000	1,508,926
0.625% 10/15/16	2,500,000	2,495,345
3.250% 12/31/16	100,000	107,264
0.875% 1/31/17	4,500,000	4,504,277
3.000% 2/28/17	840,000	895,114
3.250% 3/31/17	3,050,000	3,277,995
0.875% 4/30/17	1,000,000	997,005
0.750% 6/30/17	1,000,000	989,427
2.500% 6/30/17	2,000,000	2,098,750
0.500% 7/31/17	1,700,000	1,664,274
4.750% 8/15/17	3,900,000	4,406,137
0.625% 9/30/17	700,000	685,426
1.875% 9/30/17	2,250,000	2,307,480
0.750% 10/31/17	3,000,000	2,945,625
4.250% 11/15/17	730,000	812,752
0.750% 12/31/17	4,000,000	3,911,250
2.750% 12/31/17	2,500,000	2,642,155
2.625% 1/31/18	1,000,000	1,051,497
0.750% 2/28/18	1,250,000	1,217,074
2.750% 2/28/18	2,100,000	2,218,672
2.875% 3/31/18	1,600,000	1,695,937
0.625% 4/30/18	2,000,000	1,928,724
2.625% 4/30/18	1,800,000	1,889,367
1.375% 7/31/18	1,250,000	1,238,867
1.500% 8/31/18	4,300,000	4,277,940
1.375% 9/30/18	1,500,000	1,481,660
1.250% 10/31/18	3,800,000	3,725,584
1.250% 11/30/18	2,000,000	1,957,161
1.250% 1/31/19	2,250,000	2,194,219
1.250% 4/30/19	1,200,000	1,162,594
3.125% 5/15/19	900,000	959,074
3.375% 11/15/19	1,065,000	1,145,624
1.000% 11/30/19	1,100,000	1,033,542
3.625% 2/15/20	695,000	756,482
3.500% 5/15/20	4,650,000	5,016,733
1.375% 5/31/20	450,000	426,498
2.000% 7/31/20	500,000	491,107
2.625% 8/15/20	1,825,000	1,862,118
2.000% 9/30/20	500,000	488,757
1.750% 10/31/20	400,000	383,755
2.625% 11/15/20	300,000	304,879
3.625% 2/15/21	3,150,000	3,399,375
3.125% 5/15/21	3,000,000	3,127,266
2.125% 8/15/21	1,550,000	1,501,522
2.000% 11/15/21	3,750,000	3,579,150
2.000% 2/15/22	750,000	711,729
1.750% 5/15/22	1,500,000	1,387,012
2.000% 2/15/23	3,050,000	2,829,351
1.750% 5/15/23	3,700,000	3,334,866
2.500% 8/15/23	650,000	624,203
2.750% 11/15/23	1,350,000	1,320,645

		159,515,008

Total Government Securities		192,894,876

Total Long-Term Debt Securities (39.7%) (Cost $511,349,390)		536,340,011

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Co.
0.000%(b)	200,000	2,000

Total Consumer Discretionary		2,000

Financials (0.8%)
Consumer Finance (0.3%)
Ally Financial, Inc.
7.000%§	4,046	3,864,310

Thrifts & Mortgage Finance (0.5%)
Fannie Mae
6.750%*	200,000	1,400,000
7.625%*	306,800	2,411,448
8.250% (l)*	149,600	1,309,000
Freddie Mac
8.375% (l)*	288,100	2,584,257

		7,704,705

Total Financials		11,569,015

Industrials (0.1%)
Air Freight & Logistics (0.1%)
CEVA Group plc
0.000%*(b)	31	40,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
CEVA Holdings LLC
0.000%*(b)	1,408	$1,337,571

Total Industrials		1,377,871

Total Preferred Stocks (0.9%) (Cost $26,844,198)		12,948,886

CONVERTIBLE PREFERRED STOCKS:
Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Chesapeake Energy Corp.
5.750%§	2,000	2,317,500
SandRidge Energy, Inc.
7.000%	30,000	2,973,750

Total Energy		5,291,250

Financials (1.7%)
Commercial Banks (0.6%)
Wells Fargo & Co.
7.500%	7,000	7,735,000

Diversified Financial Services (0.6%)
Bank of America Corp.
7.250%	8,210	8,710,810

Insurance (0.1%)
MetLife, Inc.
5.000%	31,000	977,740

Real Estate Investment Trusts (REITs) (0.2%)
FelCor Lodging Trust, Inc.
1.950%	130,000	3,152,500

Thrifts & Mortgage Finance (0.2%)
Fannie Mae
5.375%*	80	2,240,000

Total Financials		22,816,050

Utilities (0.1%)
Multi-Utilities (0.1%)
Dominion Resources, Inc.
6.000%	12,500	677,625
6.125%	12,500	676,500

Total Utilities		1,354,125

Total Convertible Preferred Stocks (2.2%) (Cost $27,896,053)		29,461,425

COMMON STOCKS:
Consumer Discretionary (2.5%)
Auto Components (0.1%)
BorgWarner, Inc.	3,130	174,998
Delphi Automotive plc	3,851	231,561
Goodyear Tire & Rubber Co.	3,389	80,828
Johnson Controls, Inc.	9,431	483,810

		971,197

Automobiles (0.4%)
Ford Motor Co.	154,250	2,380,077
General Motors Co.*	56,188	2,296,404
Harley-Davidson, Inc.	3,041	210,559

		4,887,040

Distributors (0.0%)
Genuine Parts Co.	2,121	176,446

Diversified Consumer Services (0.0%)
H&R Block, Inc.	3,776	109,655

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	6,013	241,542
Chipotle Mexican Grill, Inc.*	425	226,432
Darden Restaurants, Inc.	1,795	97,594
International Game Technology	3,423	62,162
Marriott International, Inc., Class A	3,090	152,522
McDonald’s Corp.	24,486	2,375,877
Starbucks Corp.	10,372	813,061
Starwood Hotels & Resorts Worldwide, Inc.	2,634	209,271
Wyndham Worldwide Corp.	1,792	132,052
Wynn Resorts Ltd.	1,108	215,185
Yum! Brands, Inc.	6,125	463,111

		4,988,809

Household Durables (0.1%)
D.R. Horton, Inc.*	3,929	87,695
Garmin Ltd.	1,693	78,250
Harman International Industries, Inc.	927	75,875
Leggett & Platt, Inc.	1,935	59,869
Lennar Corp., Class A	2,303	91,107
Mohawk Industries, Inc.*	840	125,076
Newell Rubbermaid, Inc.	3,950	128,020
PulteGroup, Inc.	4,741	96,574
Whirlpool Corp.	1,080	169,409

		911,875

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	5,099	2,033,430
Expedia, Inc.	1,416	98,639
Netflix, Inc.*	815	300,058
priceline.com, Inc.*	707	821,817
TripAdvisor, Inc.*	1,523	126,150

		3,380,094

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	1,586	87,246
Mattel, Inc.	4,655	221,485

		308,731

Media (0.6%)
Cablevision Systems Corp. - New York Group, Class A	2,946	52,822
CBS Corp. (Non-Voting), Class B	7,676	489,268
Comcast Corp., Class A	35,843	1,862,582
Dex Media, Inc.*	23,148	156,943
DIRECTV*	6,721	464,354
Discovery Communications, Inc., Class A*	3,104	280,664
Gannett Co., Inc.	3,128	92,526
Graham Holdings Co., Class B*	59	39,136
Interpublic Group of Cos., Inc.	5,724	101,315
News Corp., Class A*	6,851	123,455
Omnicom Group, Inc.	3,544	263,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Scripps Networks Interactive, Inc., Class A	1,506	$130,133
Time Warner Cable, Inc.	3,877	525,334
Time Warner, Inc.	12,444	867,596
Twenty-First Century Fox, Inc., Class A	26,991	949,543
Viacom, Inc., Class B	5,582	487,532
Walt Disney Co.	22,478	1,717,319

		8,604,089

Multiline Retail (0.2%)
Dollar General Corp.*	4,052	244,417
Dollar Tree, Inc.*	2,862	161,474
Family Dollar Stores, Inc.	1,330	86,410
Kohl’s Corp.	2,768	157,084
Macy’s, Inc.	5,068	270,631
Nordstrom, Inc.	1,968	121,622
Target Corp.	18,688	1,182,390

		2,224,028

Specialty Retail (0.4%)
AutoNation, Inc.*	884	43,926
AutoZone, Inc.*	468	223,676
Bed Bath & Beyond, Inc.*	2,954	237,206
Best Buy Co., Inc.	3,761	149,989
CarMax, Inc.*	3,071	144,398
GameStop Corp., Class A	1,616	79,604
Gap, Inc.	3,643	142,368
Home Depot, Inc.	19,369	1,594,843
L Brands, Inc.	3,355	207,507
Lowe’s Cos., Inc.	14,384	712,727
O’Reilly Automotive, Inc.*	1,476	189,976
PetSmart, Inc.	1,422	103,451
Ross Stores, Inc.	2,976	222,992
Staples, Inc.	9,073	144,170
Tiffany & Co.	1,520	141,026
TJX Cos., Inc.	9,782	623,407
Urban Outfitters, Inc.*	1,512	56,095

		5,017,361

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	3,857	216,493
Fossil Group, Inc.*	676	81,080
Michael Kors Holdings Ltd.*	2,475	200,945
NIKE, Inc., Class B	10,277	808,183
PVH Corp.	1,125	153,023
Ralph Lauren Corp.	820	144,787
VF Corp.	4,848	302,224

		1,906,735

Total Consumer Discretionary		33,486,060

Consumer Staples (2.5%)
Beverages (1.0%)
Beam, Inc.	2,250	153,135
Brown-Forman Corp., Class B	2,224	168,068
Coca-Cola Co.	139,635	5,768,322
Coca-Cola Enterprises, Inc.	3,321	146,556
Constellation Brands, Inc., Class A*	2,299	161,804
Dr. Pepper Snapple Group, Inc.	2,759	134,418
Molson Coors Brewing Co., Class B	2,182	122,519
Monster Beverage Corp.*	1,873	126,933
PepsiCo, Inc.	84,094	6,974,756

		13,756,511

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	6,009	715,131
CVS Caremark Corp.	16,371	1,171,673
Kroger Co.	7,160	283,035
Safeway, Inc.	93,697	3,051,711
Sysco Corp.	7,999	288,764
Walgreen Co.	11,984	688,361
Wal-Mart Stores, Inc.	22,253	1,751,089
Whole Foods Market, Inc.	5,115	295,800

		8,245,564

Food Products (0.3%)
Archer-Daniels-Midland Co.	9,050	392,770
Campbell Soup Co.	2,483	107,464
ConAgra Foods, Inc.	5,814	195,932
General Mills, Inc.	8,724	435,415
Hershey Co.	2,062	200,488
Hormel Foods Corp.	1,858	83,926
J.M. Smucker Co.	1,441	149,316
Kellogg Co.	3,545	216,493
Kraft Foods Group, Inc.	8,189	441,551
McCormick & Co., Inc. (Non-Voting)	1,812	124,883
Mead Johnson Nutrition Co.	2,782	233,020
Mondelez International, Inc., Class A	24,122	851,507
Tyson Foods, Inc., Class A	3,736	125,007

		3,557,772

Household Products (0.3%)
Clorox Co.	1,775	164,649
Colgate-Palmolive Co.	12,089	788,324
Kimberly-Clark Corp.	5,249	548,310
Procter & Gamble Co.	37,387	3,043,676

		4,544,959

Personal Products (0.0%)
Avon Products, Inc.	5,949	102,442
Estee Lauder Cos., Inc., Class A	3,523	265,352

		367,794

Tobacco (0.3%)
Altria Group, Inc.	27,509	1,056,070
Lorillard, Inc.	5,066	256,745
Philip Morris International, Inc.	22,037	1,920,084
Reynolds American, Inc.	4,311	215,507

		3,448,406

Total Consumer Staples		33,921,006

Energy (7.2%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	54,891	3,033,277
Cameron International Corp.*	3,272	194,782
Diamond Offshore Drilling, Inc.	953	54,245
Ensco plc, Class A	3,207	183,376
FMC Technologies, Inc.*	3,257	170,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Halliburton Co.	123,563	$6,270,822
Helmerich & Payne, Inc.	1,473	123,850
Nabors Industries Ltd.	3,592	61,028
National Oilwell Varco, Inc.	5,883	467,875
Noble Corp. plc	3,478	130,321
Rowan Cos., plc, Class A*	1,696	59,971
Schlumberger Ltd.	75,614	6,813,577
Transocean Ltd.	54,672	2,701,890

		20,265,062

Oil, Gas & Consumable Fuels (5.7%)
Anadarko Petroleum Corp.	32,417	2,571,316
Apache Corp.	5,491	471,897
BP plc (ADR)	250,000	12,152,500
Cabot Oil & Gas Corp.	5,780	224,033
Callon Petroleum Co.*	125,000	816,250
Canadian Oil Sands Ltd.	250,000	4,702,283
Chesapeake Energy Corp.	55,153	1,496,852
Chevron Corp.	72,752	9,087,452
ConocoPhillips Co.	16,845	1,190,099
CONSOL Energy, Inc.	3,139	119,408
Denbury Resources, Inc.*	5,043	82,856
Devon Energy Corp.	5,242	324,323
EOG Resources, Inc.	3,755	630,239
EQT Corp.	2,068	185,665
Exxon Mobil Corp.	137,876	13,953,051
Hess Corp.	3,912	324,696
Kinder Morgan, Inc.	9,249	332,964
Marathon Oil Corp.	9,581	338,209
Marathon Petroleum Corp.	4,140	379,762
Murphy Oil Corp.	2,410	156,361
Newfield Exploration Co.*	1,897	46,723
Noble Energy, Inc.	4,934	336,055
Occidental Petroleum Corp.	11,087	1,054,374
Peabody Energy Corp.	3,718	72,613
Phillips 66	8,246	636,014
Pioneer Natural Resources Co.	1,962	361,145
QEP Resources, Inc.	2,450	75,093
Range Resources Corp.	2,249	189,613
Royal Dutch Shell plc (ADR), Class A	226,300	16,128,401
Southwestern Energy Co.*	4,822	189,649
Spectra Energy Corp.	59,214	2,109,203
Tesoro Corp.	1,827	106,880
Total S.A. (ADR)	35,000	2,144,450
Valero Energy Corp.	7,421	374,018
Williams Cos., Inc.	102,600	3,957,282
WPX Energy, Inc.*	2,776	56,575

		77,378,304

Total Energy		97,643,366

Financials (5.3%)
Capital Markets (0.4%)
Ameriprise Financial, Inc.	2,676	307,874
Bank of New York Mellon Corp.	15,797	551,947
BlackRock, Inc.	1,748	553,190
Charles Schwab Corp.	15,978	415,428
E*TRADE Financial Corp.*	3,949	77,558
Franklin Resources, Inc.	5,553	320,575
Goldman Sachs Group, Inc.	5,798	1,027,753
Invesco Ltd.	6,092	221,749
Legg Mason, Inc.	1,460	63,481
Morgan Stanley	19,056	597,596
Northern Trust Corp.	3,090	191,240
State Street Corp.	6,038	443,129
T. Rowe Price Group, Inc.	3,585	300,315

		5,071,835

Commercial Banks (1.7%)
Barclays plc	300,000	1,351,007
BB&T Corp.	9,700	362,004
Comerica, Inc.	2,516	119,611
Fifth Third Bancorp	12,142	255,346
HSBC Holdings plc	500,000	5,484,506
Huntington Bancshares, Inc./Ohio	11,410	110,107
KeyCorp	12,332	165,495
M&T Bank Corp.	1,792	208,625
PNC Financial Services Group, Inc.	7,312	567,265
Regions Financial Corp.	18,946	187,376
SunTrust Banks, Inc.	7,362	270,995
U.S. Bancorp/Minnesota	25,119	1,014,808
Wells Fargo & Co.	286,308	12,998,383
Zions Bancorp	2,531	75,829

		23,171,357

Consumer Finance (0.2%)
American Express Co.	12,672	1,149,730
Capital One Financial Corp.	7,930	607,517
Discover Financial Services	6,588	368,599
SLM Corp.	5,982	157,207

		2,283,053

Diversified Financial Services (1.8%)
Bank of America Corp.	596,705	9,290,697
Citigroup, Inc.	41,717	2,173,873
CME Group, Inc./Illinois	4,343	340,752
IntercontinentalExchange Group, Inc.	1,583	356,048
JPMorgan Chase & Co.	201,705	11,795,708
Leucadia National Corp.	4,315	122,287
McGraw Hill Financial, Inc.	3,725	291,295
Moody’s Corp.	2,603	204,258
NASDAQ OMX Group, Inc.	1,580	62,884

		24,637,802

Insurance (0.8%)
ACE Ltd.	4,673	483,796
Aflac, Inc.	6,404	427,787
Allstate Corp.	6,256	341,202
American International Group, Inc.	20,251	1,033,814
Aon plc	4,141	347,389
Assurant, Inc.	1,000	66,370
Berkshire Hathaway, Inc., Class B*	24,758	2,935,309
Chubb Corp.	3,463	334,630
Cincinnati Financial Corp.	2,039	106,782
Genworth Financial, Inc., Class A*	6,776	105,231

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	6,149	$222,778
Lincoln National Corp.	3,608	186,245
Loews Corp.	4,197	202,463
Marsh & McLennan Cos., Inc.	7,548	365,021
MetLife, Inc.	32,994	1,779,036
Principal Financial Group, Inc.	3,765	185,652
Progressive Corp.	7,592	207,034
Prudential Financial, Inc.	6,368	587,257
Torchmark Corp.	1,244	97,219
Travelers Cos., Inc.	5,007	453,334
Unum Group	3,592	126,007
XL Group plc	3,889	123,826

		10,718,182

Real Estate Investment Trusts (REITs) (0.4%)
American Tower Corp. (REIT)	5,428	433,263
Apartment Investment & Management Co. (REIT), Class A	2,022	52,390
AvalonBay Communities, Inc. (REIT)	1,674	197,917
Boston Properties, Inc. (REIT)	2,102	210,978
Equity Residential (REIT)	4,618	239,536
General Growth Properties, Inc. (REIT)	7,394	148,398
HCP, Inc. (REIT)	6,281	228,126
Health Care REIT, Inc. (REIT)	3,972	212,780
Host Hotels & Resorts, Inc. (REIT)	10,406	202,293
Kimco Realty Corp. (REIT)	5,648	111,548
Macerich Co. (REIT)	1,935	113,952
Plum Creek Timber Co., Inc. (REIT)	2,435	113,252
Prologis, Inc. (REIT)	6,860	253,477
Public Storage (REIT)	1,989	299,384
Simon Property Group, Inc. (REIT)	4,268	649,419
Ventas, Inc. (REIT)	4,036	231,182
Vornado Realty Trust (REIT)	2,396	212,741
Westfield Retail Trust (REIT)	454,500	1,205,294
Weyerhaeuser Co. (REIT)	8,013	252,970

		5,368,900

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	3,831	100,755

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	6,600	62,238
People’s United Financial, Inc.	4,370	66,074

		128,312

Total Financials		71,480,196

Health Care (5.5%)
Biotechnology (0.4%)
Alexion Pharmaceuticals, Inc.*	2,701	359,395
Amgen, Inc.	10,372	1,184,068
Biogen Idec, Inc.*	3,249	908,908
Celgene Corp.*	5,665	957,158
Gilead Sciences, Inc.*	21,087	1,584,688
Regeneron Pharmaceuticals, Inc.*	1,081	297,535
Vertex Pharmaceuticals, Inc.*	3,224	239,543

		5,531,295

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories	21,267	815,164
Baxter International, Inc.	7,464	519,121
Becton, Dickinson and Co.	2,674	295,450
Boston Scientific Corp.*	18,364	220,735
C.R. Bard, Inc.	1,071	143,450
CareFusion Corp.*	2,907	115,757
Covidien plc	6,327	430,869
DENTSPLY International, Inc.	1,962	95,118
Edwards Lifesciences Corp.*	1,505	98,969
Intuitive Surgical, Inc.*	523	200,874
Medtronic, Inc.	13,731	788,022
St. Jude Medical, Inc.	4,015	248,729
Stryker Corp.	4,064	305,369
Varian Medical Systems, Inc.*	1,454	112,961
Zimmer Holdings, Inc.	2,353	219,276

		4,609,864

Health Care Providers & Services (0.3%)
Aetna, Inc.	5,055	346,722
AmerisourceBergen Corp.	3,164	222,461
Cardinal Health, Inc.	4,700	314,007
Cigna Corp.	3,802	332,599
DaVita HealthCare Partners, Inc.*	2,430	153,989
Express Scripts Holding Co.*	11,083	778,470
Humana, Inc.	2,144	221,304
Laboratory Corp. of America Holdings*	1,202	109,827
McKesson Corp.	3,160	510,024
Patterson Cos., Inc.	1,148	47,298
Quest Diagnostics, Inc.	2,000	107,080
Tenet Healthcare Corp.*	1,365	57,494
UnitedHealth Group, Inc.	13,847	1,042,679
WellPoint, Inc.	4,063	375,380

		4,619,334

Health Care Technology (0.0%)
Cerner Corp.*	4,065	226,583

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	4,547	260,043
Life Technologies Corp.*	2,370	179,646
PerkinElmer, Inc.	1,540	63,494
Thermo Fisher Scientific, Inc.	4,969	553,298
Waters Corp.*	1,174	117,400

		1,173,881

Pharmaceuticals (4.4%)
AbbVie, Inc.	21,883	1,155,641
Actavis plc*	2,396	402,528
Allergan, Inc.	4,082	453,429
Bristol-Myers Squibb Co.	22,647	1,203,688
Eli Lilly and Co.	69,237	3,531,087
Forest Laboratories, Inc.*	3,271	196,358
Hospira, Inc.*	2,291	94,573
Johnson & Johnson	116,507	10,670,876
Merck & Co., Inc.	314,989	15,765,200
Mylan, Inc.*	5,272	228,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Perrigo Co. plc	1,827	$280,371
Pfizer, Inc.	364,143	11,153,700
Roche Holding AG	33,700	9,414,315
Sanofi S.A. (ADR)	75,000	4,022,250
Zoetis, Inc.	6,889	225,201

		58,798,022

Total Health Care		74,958,979

Industrials (3.9%)
Aerospace & Defense (1.0%)
Boeing Co.	9,509	1,297,884
General Dynamics Corp.	4,603	439,817
Honeywell International, Inc.	10,793	986,156
L-3 Communications Holdings, Inc.	1,219	130,262
Lockheed Martin Corp.	33,701	5,009,991
Northrop Grumman Corp.	3,053	349,904
Precision Castparts Corp.	1,998	538,061
Raytheon Co.	37,494	3,400,706
Rockwell Collins, Inc.	1,861	137,565
Textron, Inc.	3,862	141,967
United Technologies Corp.	11,611	1,321,332

		13,753,645

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	2,085	121,639
CEVA Holdings LLC*(b)	1,065	1,011,617
Expeditors International of Washington, Inc.	2,836	125,493
FedEx Corp.	4,096	588,882
United Parcel Service, Inc., Class B	9,832	1,033,146

		2,880,777

Airlines (0.1%)
Delta Air Lines, Inc.	11,767	323,239
Southwest Airlines Co.	9,582	180,525

		503,764

Building Products (0.0%)
Allegion plc*	1,222	54,000
Masco Corp.	4,929	112,233

		166,233

Commercial Services & Supplies (0.6%)
ADT Corp.	2,762	111,778
Cintas Corp.	1,385	82,532
Iron Mountain, Inc.	2,349	71,292
Pitney Bowes, Inc.	2,766	64,448
Republic Services, Inc.	73,214	2,430,705
Stericycle, Inc.*	1,179	136,965
Tyco International Ltd.	6,406	262,902
Waste Management, Inc.	98,492	4,419,336

		7,579,958

Construction & Engineering (0.0%)
Fluor Corp.	2,248	180,492
Jacobs Engineering Group, Inc.*	1,809	113,949
Quanta Services, Inc.*	2,980	94,049

		388,490

Electrical Equipment (0.1%)
AMETEK, Inc.	3,364	177,182
Eaton Corp. plc	6,532	497,216
Emerson Electric Co.	9,682	679,483
Rockwell Automation, Inc.	1,910	225,686
Roper Industries, Inc.	1,367	189,575

		1,769,142

Industrial Conglomerates (1.3%)
3M Co.	8,797	1,233,779
Danaher Corp.	8,245	636,514
General Electric Co.	565,158	15,841,379

		17,711,672

Machinery (0.4%)
Caterpillar, Inc.	24,853	2,256,901
Cummins, Inc.	2,394	337,482
Deere & Co.	5,266	480,944
Dover Corp.	2,343	226,193
Flowserve Corp.	1,918	151,196
Illinois Tool Works, Inc.	5,616	472,193
Ingersoll-Rand plc	3,685	226,996
Joy Global, Inc.	1,463	85,571
PACCAR, Inc.	4,873	288,335
Pall Corp.	1,523	129,988
Parker Hannifin Corp.	2,051	263,841
Pentair Ltd. (Registered)	2,735	212,427
Snap-on, Inc.	801	87,726
Stanley Black & Decker, Inc.	2,135	172,273
Xylem, Inc.	2,533	87,642

		5,479,708

Professional Services (0.0%)
Dun & Bradstreet Corp.	525	64,444
Equifax, Inc.	1,671	115,449
Nielsen Holdings N.V.	3,482	159,789
Robert Half International, Inc.	1,908	80,117

		419,799

Road & Rail (0.2%)
CSX Corp.	13,942	401,111
Kansas City Southern	1,512	187,231
Norfolk Southern Corp.	4,249	394,435
Ryder System, Inc.	720	53,122
Union Pacific Corp.	6,335	1,064,280

		2,100,179

Trading Companies & Distributors (0.0%)
Fastenal Co.	3,763	178,780
W.W. Grainger, Inc.	848	216,596

		395,376

Total Industrials		53,148,743

Information Technology (5.2%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	253,539	5,691,951
F5 Networks, Inc.*	1,067	96,948
Harris Corp.	1,462	102,062
Juniper Networks, Inc.*	6,969	157,290
Motorola Solutions, Inc.	3,167	213,773
QUALCOMM, Inc.	23,237	1,725,347

		7,987,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Computers & Peripherals (1.1%)
Apple, Inc.	21,375	$11,993,726
EMC Corp.	28,304	711,846
Hewlett-Packard Co.	26,433	739,595
NetApp, Inc.	4,694	193,111
SanDisk Corp.	3,107	219,168
Seagate Technology plc	4,487	251,990
Western Digital Corp.	2,895	242,891

		14,352,327

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	2,177	194,145
Corning, Inc.	19,905	354,707
FLIR Systems, Inc.	1,952	58,755
Jabil Circuit, Inc.	2,551	44,489
TE Connectivity Ltd.	5,644	311,041

		963,137

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	2,455	115,827
eBay, Inc.*	16,026	879,667
Facebook, Inc., Class A*	22,624	1,236,628
Google, Inc., Class A*	3,860	4,325,941
VeriSign, Inc.*	1,772	105,930
Yahoo!, Inc.*	12,976	524,749

		7,188,742

IT Services (0.6%)
Accenture plc, Class A	8,744	718,932
Alliance Data Systems Corp.*	670	176,163
Automatic Data Processing, Inc.	6,622	535,124
Cognizant Technology Solutions Corp., Class A*	4,158	419,875
Computer Sciences Corp.	2,021	112,933
Fidelity National Information Services, Inc.	4,004	214,935
Fiserv, Inc.*	3,548	209,509
International Business Machines Corp.	14,039	2,633,295
MasterCard, Inc., Class A	1,424	1,189,695
Paychex, Inc.	4,467	203,382
Teradata Corp.*	2,249	102,307
Total System Services, Inc.	2,293	76,311
Visa, Inc., Class A	7,004	1,559,651
Western Union Co.	7,615	131,359

		8,283,471

Office Electronics (0.0%)
Xerox Corp.	15,905	193,564

Semiconductors & Semiconductor Equipment (1.4%)
Altera Corp.	4,429	144,075
Analog Devices, Inc.	4,280	217,980
Applied Materials, Inc.	16,544	292,663
Broadcom Corp., Class A	7,421	220,033
First Solar, Inc.*	972	53,110
Intel Corp.	408,973	10,616,939
KLA-Tencor Corp.	2,287	147,420
Lam Research Corp.*	2,230	121,423
Linear Technology Corp.	3,224	146,853
LSI Corp.	7,533	83,014
Maxim Integrated Products, Inc.	97,900	2,732,389
Microchip Technology, Inc.	2,738	122,526
Micron Technology, Inc.*	14,471	314,889
NVIDIA Corp.	7,939	127,183
Texas Instruments, Inc.	89,255	3,919,187
Xilinx, Inc.	3,692	169,537

		19,429,221

Software (0.9%)
Adobe Systems, Inc.*	6,394	382,873
Autodesk, Inc.*	3,104	156,224
CA, Inc.	4,469	150,382
Citrix Systems, Inc.*	2,564	162,173
Electronic Arts, Inc.*	4,266	97,862
Intuit, Inc.	3,918	299,022
Microsoft Corp.	193,483	7,242,069
Oracle Corp.	77,167	2,952,410
Red Hat, Inc.*	2,610	146,264
Salesforce.com, Inc.*	7,632	421,210
Symantec Corp.	9,573	225,731

		12,236,220

Total Information Technology		70,634,053

Materials (5.5%)
Chemicals (2.9%)
Agrium, Inc.	55,000	5,031,400
Air Products and Chemicals, Inc.	2,907	324,944
Airgas, Inc.	917	102,566
CF Industries Holdings, Inc.	786	183,169
Dow Chemical Co.	276,482	12,275,801
E.I. du Pont de Nemours & Co.	105,847	6,876,880
Eastman Chemical Co.	2,117	170,842
Ecolab, Inc.	3,728	388,719
FMC Corp.	1,833	138,318
International Flavors & Fragrances, Inc.	1,126	96,814
LyondellBasell Industries N.V., Class A	106,228	8,527,984
Monsanto Co.	7,232	842,890
Mosaic Co.	50,593	2,391,531
PPG Industries, Inc.	1,953	370,406
Praxair, Inc.	4,049	526,491
Sherwin-Williams Co.	1,185	217,448
Sigma-Aldrich Corp.	1,646	154,740

		38,620,943

Construction Materials (0.0%)
Vulcan Materials Co.	1,787	106,183

Containers & Packaging (0.0%)
Avery Dennison Corp.	1,329	66,703
Ball Corp.	1,985	102,545
Bemis Co., Inc.	1,423	58,286
MeadWestvaco Corp.	2,436	89,962
Owens-Illinois, Inc.*	2,266	81,077
Sealed Air Corp.	2,704	92,071

		490,644

Metals & Mining (2.6%)
Alcoa, Inc.	14,685	156,102
Allegheny Technologies, Inc.	1,499	53,409
AngloGold Ashanti Ltd. (ADR)	22,988	269,419
Barrick Gold Corp.	129,600	2,284,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
BHP Billiton plc	257,100	$7,957,169
Cliffs Natural Resources, Inc.	2,092	54,831
Freeport-McMoRan Copper & Gold, Inc.	233,265	8,803,421
Goldcorp, Inc.	85,100	1,844,117
Newmont Mining Corp.	134,655	3,101,105
Nucor Corp.	4,381	233,858
Rio Tinto plc (ADR)	175,100	9,880,893
United States Steel Corp.	1,971	58,145

		34,697,317

Paper & Forest Products (0.0%)
International Paper Co.	6,102	299,181

Total Materials		74,214,268

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	297,458	10,458,623
CenturyLink, Inc.	8,129	258,909
Frontier Communications Corp.	13,843	64,370
Telstra Corp., Ltd.	800,000	3,750,180
Verizon Communications, Inc.	39,361	1,934,199
Windstream Holdings, Inc.	8,266	65,963

		16,532,244

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	4,596	337,484
Vodafone Group plc	1,200,000	4,709,522

		5,047,006

Total Telecommunication Services		21,579,250

Utilities (6.4%)
Electric Utilities (3.6%)
American Electric Power Co., Inc.	106,694	4,986,877
Duke Energy Corp.	137,201	9,468,241
Edison International	4,492	207,980
Entergy Corp.	62,453	3,951,401
Exelon Corp.	181,779	4,978,927
FirstEnergy Corp.	85,762	2,828,431
NextEra Energy, Inc.	96,355	8,249,915
Northeast Utilities	4,335	183,761
Pepco Holdings, Inc.	3,423	65,482
Pinnacle West Capital Corp.	1,514	80,121
PPL Corp.	109,268	3,287,874
Southern Co.	147,530	6,064,958
Xcel Energy, Inc.	156,846	4,382,277

		48,736,245

Gas Utilities (0.2%)
AGL Resources, Inc.	41,631	1,966,232
ONEOK, Inc.	2,830	175,970

		2,142,202

Independent Power Producers & Energy Traders (0.3%)
AES Corp.	9,037	131,127
Dynegy, Inc.*	196,583	4,230,466
NRG Energy, Inc.	4,448	127,747

		4,489,340

Multi-Utilities (2.3%)
Ameren Corp.	3,343	$120,883
CenterPoint Energy, Inc.	5,882	136,345
CMS Energy Corp.	3,656	97,871
Consolidated Edison, Inc.	4,034	222,999
Dominion Resources, Inc.	94,281	6,099,038
DTE Energy Co.	2,433	161,527
Integrys Energy Group, Inc.	1,108	60,286
NiSource, Inc.	4,312	141,778
PG&E Corp.	189,381	7,628,267
Public Service Enterprise Group, Inc.	171,972	5,509,983
SCANA Corp.	1,943	91,185
Sempra Energy	83,130	7,461,749
TECO Energy, Inc.	152,838	2,634,927
Wisconsin Energy Corp.	3,115	128,774

		30,495,612

Total Utilities		85,863,399

Total Common Stocks (45.6%) (Cost $461,547,056)		616,929,320

	Number of Warrants	Value (Note 1)
WARRANT:
Utilities (0.0%)
Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc., expiring 10/2/17* (Cost $—)	13,973	19,003

Total Investments (88.4%) (Cost $1,027,636,697)		1,195,698,645
Other Assets Less Liabilities (11.6%)		156,781,143

Net Assets (100%)		$1,352,479,788

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $81,086,927 or 6.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.

Glossary:

ADR	— American Depositary Receipt
EUR	— European Currency Unit
GBP	— British Pound
PIK	— Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,517	March-14	$136,296,620	$139,647,435	$3,350,815

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$33,486,060	$—	$—	$33,486,060
Consumer Staples	33,752,938	168,068	—	33,921,006
Energy	97,643,366	—	—	97,643,366
Financials	63,439,389	8,040,807	—	71,480,196
Health Care	65,544,664	9,414,315	—	74,958,979
Industrials	52,137,126	—	1,011,617	53,148,743
Information Technology	70,634,053	—	—	70,634,053
Materials	66,257,099	7,957,169	—	74,214,268
Telecommunication Services	13,119,548	8,459,702	—	21,579,250
Utilities	85,863,399	—	—	85,863,399
Convertible Bonds
Materials	—	2,849,094	—	2,849,094
Convertible Preferred Stocks
Energy	—	5,291,250	—	5,291,250
Financials	20,576,050	2,240,000	—	22,816,050
Utilities	1,354,125	—	—	1,354,125
Corporate Bonds
Consumer Discretionary	—	42,502,070	—	42,502,070
Consumer Staples	—	20,659,613	—	20,659,613
Energy	—	59,441,578	—	59,441,578
Financials	—	61,743,241	—	61,743,241
Health Care	—	27,661,890	—	27,661,890
Industrials	—	15,523,445	—	15,523,445
Information Technology	—	35,804,682	—	35,804,682
Materials	—	18,120,912	—	18,120,912
Telecommunication Services	—	40,996,479	—	40,996,479
Utilities	—	18,142,131	—	18,142,131
Futures	3,350,815	—	—	3,350,815
Government Securities
Foreign Governments	—	6,886,725	—	6,886,725
Municipal Bonds	—	518,096	—	518,096
Supranational	—	5,691,443	—	5,691,443
U.S. Government Agencies	—	20,283,604	—	20,283,604
U.S. Treasuries	—	159,515,008	—	159,515,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Preferred Stocks
Consumer Discretionary	$—	$—	$2,000	$2,000
Financials	7,704,705	3,864,310	—	11,569,015
Industrials	—	—	1,377,871	1,377,871
Warrants
Utilities	19,003	—	—	19,003

Total Assets	$614,882,340	$581,775,632	$2,391,488	$1,199,049,460

Total Liabilities	$—	$—	$—	$—

Total	$614,882,340	$581,775,632	$2,391,488	$1,199,049,460

(a) A security with a market value of $168,068 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,350,815	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,350,815

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	29,480,204	—	—	29,480,204
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$29,480,204	$—	$—	$29,480,204

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,578,693	—	—	3,578,693
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,578,693	$—	$—	$3,578,693

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $123,223,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$3,350,815	(c)	$—	$—	$3,350,815

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$206,987,411
Long-term U.S. government debt securities	58,259,109

$265,246,520

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$157,304,097
Long-term U.S. government debt securities	58,850,326

$216,154,423

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$234,819,788
Aggregate gross unrealized depreciation	(66,864,880)

Net unrealized appreciation	$167,954,908

Federal income tax cost of investments	$1,027,743,737

The Portfolio has a net capital loss carryforward of $142,617,707, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $16,364,132 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,027,636,697)	$1,195,698,645
Cash	140,520,401
Foreign cash (Cost $2,204,835)	2,287,229
Cash held as collateral at broker	6,552,400
Dividends, interest and other receivables	8,033,679
Receivable for securities sold	6,508,518
Due from broker for futures variation margin	486,304
Receivable from Separate Accounts for Trust shares sold	331,708
Other assets	5,025

Total assets	1,360,423,909

LIABILITIES
Payable for securities purchased	5,847,707
Payable to Separate Accounts for Trust shares redeemed	885,839
Investment management fees payable	725,920
Distribution fees payable - Class IB	179,666
Administrative fees payable	165,229
Trustees’ fees payable	779
Distribution fees payable - Class IA	618
Accrued expenses	138,363

Total liabilities	7,944,121

NET ASSETS	$1,352,479,788

Net assets were comprised of:
Paid in capital	$1,352,941,880
Accumulated undistributed net investment income (loss)	569,154
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(172,539,733)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	171,508,487

Net assets	$1,352,479,788

Class IA
Net asset value, offering and redemption price per share, $2,948,154 / 295,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class IB
Net asset value, offering and redemption price per share, $855,653,387 / 85,697,808 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class K
Net asset value, offering and redemption price per share, $493,878,247 / 49,482,789 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$26,183,694
Dividends (net of $154,969 foreign withholding tax)	18,006,732

Total income	44,190,426

EXPENSES
Investment management fees	8,120,543
Distribution fees - Class IB	1,977,228
Administrative fees	1,926,214
Printing and mailing expenses	128,528
Professional fees	70,378
Custodian fees	70,000
Trustees’ fees	34,203
Distribution fees - Class IA	6,298
Miscellaneous	48,252

Gross expenses	12,381,644
Less: Feespaid indirectly	(2,338)

Net expenses	12,379,306

NET INVESTMENT INCOME (LOSS)	31,811,120

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	12,088,428
Futures	29,480,204
Foreign currency transactions	51,179

Net realized gain (loss)	41,619,811

Change in unrealized appreciation (depreciation) on:
Investments	95,471,783
Futures	3,578,693
Foreign currency translations	83,297

Net change in unrealized appreciation (depreciation)	99,133,773

NET REALIZED AND UNREALIZED GAIN (LOSS)	140,753,584

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,564,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,811,120	$35,064,646
Net realized gain (loss) on investments, futures and foreign currency transactions	41,619,811	(416,920)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	99,133,773	83,334,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,564,704	117,981,933

DIVIDENDS:
Dividends from net investment income
Class IA	(67,371)	(61,669)
Class IB	(19,451,459)	(22,010,074)
Class K	(12,511,509)	(14,432,680)

TOTAL DIVIDENDS	(32,030,339)	(36,504,423)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 158,230 and 140,012 shares, respectively ]	1,525,313	1,250,508
Capital shares issued in reinvestment of dividends [ 6,836 and 6,913 shares, respectively ]	67,371	61,669
Capital shares repurchased [ (97,929) and (45,367) shares, respectively ]	(956,490)	(400,213)

Total Class IA transactions	636,194	911,964

Class IB
Capital shares sold [ 17,031,904 and 14,844,285 shares, respectively ]	162,853,856	130,433,534
Capital shares issued in reinvestment of dividends [ 1,973,210 and 2,466,663 shares, respectively ]	19,451,459	22,010,074
Capital shares repurchased [ (14,089,133) and (10,633,288) shares, respectively ]	(134,644,965)	(93,628,749)

Total Class IB transactions	47,660,350	58,814,859

Class K
Capital shares sold [ 5,424,638 and 1,751,874 shares, respectively ]	52,154,252	15,385,363
Capital shares issued in reinvestment of dividends [ 1,269,787 and 1,618,127 shares, respectively ]	12,511,509	14,432,680
Capital shares repurchased [ (6,233,674) and (5,196,369) shares, respectively ]	(60,636,052)	(45,931,238)

Total Class K transactions	4,029,709	(16,113,195)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	52,326,253	43,613,628

TOTAL INCREASE (DECREASE) IN NET ASSETS	192,860,618	125,091,138
NET ASSETS:
Beginning of year	1,159,619,170	1,034,528,032

End of year (a)	$1,352,479,788	$1,159,619,170

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$569,154	$(41,420)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.92	$8.27	$8.57	$7.94	$6.40

Income (loss) from investment operations:
Net investment income (loss)	0.23 (e)	0.27 (e)	0.31 (e)	0.31 (e)	0.36	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	1.06	0.66	(0.29)	0.60	1.62

Total from investment operations	1.29	0.93	0.02	0.91	1.98

Less distributions:
Dividends from net investment income	(0.23)	(0.28)	(0.32)	(0.28)	(0.44)

Net asset value, end of year	$9.98	$8.92	$8.27	$8.57	$7.94

Total return	14.51%	11.25%	0.31%	11.55%	30.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,948	$2,035	$1,047	$483,418	$463,554
Ratio of expenses to average net assets:
After waivers and reimbursements	1.07%	1.09%	0.83%	0.83%	0.91%
After waivers, reimbursements and fees paid indirectly	1.07%	1.09%	0.83%	0.83%	0.84%
Before waivers, reimbursements and fees paid indirectly	1.07%	1.09%	0.83%	0.84%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	2.40%	3.04%	3.46%	3.72%	5.02%
After waivers, reimbursements and fees paid indirectly	2.40%	3.04%	3.46%	3.72%	5.09%
Before waivers, reimbursements and fees paid indirectly	2.40%	3.04%	3.46%	3.71%	5.02%
Portfolio turnover rate	20%	26%	43%	77%	106%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.92	$8.27	$8.57	$7.94	$6.40

Income (loss) from investment operations:
Net investment income (loss)	0.23 (e)	0.27 (e)	0.28 (e)	0.28 (e)	0.34	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	1.06	0.66	(0.28)	0.61	1.62

Total from investment operations	1.29	0.93	— #	0.89	1.96

Less distributions:
Dividends from net investment income	(0.23)	(0.28)	(0.30)	(0.26)	(0.42)

Net asset value, end of year	$9.98	$8.92	$8.27	$8.57	$7.94

Total return	14.51%	11.25%	0.06%	11.27%	30.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$855,653	$720,497	$612,978	$642,301	$693,459
Ratio of expenses to average net assets:
After waivers and reimbursements	1.07%	1.09%	1.08%	1.08%	1.16	%(c)
After waivers, reimbursements and fees paid indirectly	1.07%	1.09%	1.08%	1.08%	1.09	%(c)
Before waivers, reimbursements and fees paid indirectly	1.07%	1.09%	1.08%	1.09%	1.16	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	2.41%	3.04%	3.26%	3.47%	4.66%
After waivers, reimbursements and fees paid indirectly	2.41%	3.04%	3.26%	3.47%	4.72%
Before waivers, reimbursements and fees paid indirectly	2.41%	3.04%	3.26%	3.46%	4.66%
Portfolio turnover rate	20%	26%	43%	77%	106%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$8.92	$8.27	$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.25 (e)	0.29 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.07	0.66	0.09

Total from investment operations	1.32	0.95	0.20

Less distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.32)

Net asset value, end of period	$9.98	$8.92	$8.27

Total return (b)	14.81%	11.53%	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$493,878	$437,087	$420,502
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.82%	0.84%	0.83%
After waivers, reimbursements and fees paid indirectly (a)	0.82%	0.84%	0.83%
Before waivers, reimbursements and fees paid indirectly (a)	0.82%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	2.66%	3.29%	3.61%
After waivers, reimbursements and fees paid indirectly (a)	2.66%	3.29%	3.61%
Before waivers, reimbursements and fees paid indirectly (a)	2.66%	3.29%	3.61%
Portfolio turnover rate	20%	26%	43%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	10.93%	8.80%	5.36%
Portfolio – Class IB Shares*	10.89	8.64	5.24
Portfolio – Class K Shares***	11.26	N/A	7.78
S&P 500 Index	32.39	17.94	7.41

*    Date of inception 5/1/03.

**   Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares;
Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.93% for the year ended December 31, 2013. The Portfolio’s benchmark, the S&P 500 Index, returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

ConAgra completed its takeover of private label food manufacturer Ralcorp; D E Master Blenders agreed to be acquired by a German company, and Media General announced it would merge with privately held Young Broadcasting.

•	Sprint Nextel merged with SoftBank and Lufkin and Mako Surgical Corp. were also the subject of takeovers.

•	The modest rebound in natural gas prices resulted in a higher price for National Fuel Gas shares.

What hurt performance during the year:

•	A decline in precious metals prices impacted Pan American Silver Corp., Aurico Gold, and Camino Minerals Corp.

•	Cincinnati Bell declined on the year, but might be an attractive asset for a larger telephone company.

•	Biomimetic Therapeutics was acquired by Wright Medical Group but the stock fell due to FDA issues.

Portfolio Positioning and Outlook

We believe it is unlikely that 2014 will follow with the type of performance we have seen in 2013 – one of the best years for stocks in recent history. But there are several drivers of growth which could surprise to the upside, starting with housing. We believe a rebound is at hand as payrolls are expanding, unemployment is down and credit availability has improved. Like housing, auto sales fell precipitously in the recession and are now rebounding sharply, helped by low interest rates and an aging vehicle population. Robust auto sales may continue to give the economy a needed boost. Capital spending could be another surprise. With confidence rising in the economic outlook and greater regulatory certainty, companies may be more inclined to make needed investments. Record cash levels provide the means and we expect a broad cross section of manufacturers to put money to work to help stem the trend of aging plant and equipment. We see it in auto and aircraft production and in the domestic energy industry. State and local governments are poised to increase spending as their fiscal situation has improved markedly. Finally, consumers appear to be feeling better too. Home prices have risen, stock prices are setting records, and consumer net worth is at an all time high. Job growth is progressing and inflation remains low, helped by lower prices for gasoline.

As the economic outlook brightens and regulatory uncertainty abates, we expect merger and acquisition activity to accelerate. This is especially true as the imminent threat of higher interest rates motivates buyers to act now before rates rise further.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Health Care	18.6%
Consumer Discretionary	9.4
Consumer Staples	9.0
Information Technology	6.2
Telecommunication Services	5.6
Industrials	5.5
Utilities	4.2
Materials	3.7
Financials	2.5
Energy	0.8
Cash and Other	34.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,059.51	$6.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.59	6.68
Class IB
Actual	1,000.00	1,058.93	6.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.59	6.68
Class K
Actual	1,000.00	1,061.18	5.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.85	5.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.31%, 1.31% and 1.06%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.4%)
Auto Components (0.2%)
Cooper Tire & Rubber Co.	19,500	$468,780

Diversified Consumer Services (1.8%)
Ascent Capital Group, Inc., Class A*	1,000	85,560
Corinthian Colleges, Inc.*	33,000	58,740
Mac-Gray Corp.	240,000	5,095,200

		5,239,500

Hotels, Restaurants & Leisure (0.1%)
Dover Motorsports, Inc.	60,016	150,640
MTR Gaming Group, Inc.*	40,000	206,400
Orient-Express Hotels Ltd., Class A*	7,000	105,770

		462,810

Household Durables (0.2%)
Blyth, Inc.	4,500	48,960
Harman International Industries, Inc.	1,000	81,850
Nobility Homes, Inc.*	8,000	72,080
Sony Corp. (ADR)	25,000	432,250

		635,140

Media (6.3%)
ACME Communications, Inc.*	38,000	1,140
AMC Networks, Inc., Class A*	14,000	953,540
Beasley Broadcasting Group, Inc., Class A	45,000	392,850
British Sky Broadcasting Group plc	70,000	978,335
Cablevision Systems Corp. - New York Group, Class A	100,020	1,793,359
Clear Channel Outdoor Holdings, Inc., Class A	242,000	2,453,880
Crown Media Holdings, Inc., Class A*	40,000	141,200
DISH Network Corp., Class A*	11,000	637,120
Liberty Global plc*	3,000	252,960
Liberty Global plc, Class A*	2,000	177,980
Liberty Media Corp., Class A*	1,000	146,450
LIN Media LLC, Class A*	8,000	229,680
Loral Space & Communications, Inc.*	4,500	364,410
Media General, Inc., Class A*	85,000	1,921,000
Salem Communications Corp., Class A	24,500	213,150
Telenet Group Holding N.V.	90,000	5,370,389
Time Warner Cable, Inc.	3,000	406,500
Valassis Communications, Inc.	50,000	1,712,500

		18,146,443

Multiline Retail (0.1%)
Macy’s, Inc.	5,000	267,000

Specialty Retail (0.5%)
Best Buy Co., Inc.	3,000	119,640
PEP Boys-Manny, Moe & Jack*	100,000	1,214,000

		1,333,640

Textiles, Apparel & Luxury Goods (0.2%)
Jones Group, Inc.	50,000	748,000

Total Consumer Discretionary		27,301,313

Consumer Staples (9.0%)
Beverages (0.6%)
Beam, Inc.	23,500	1,599,410

Food & Staples Retailing (5.8%)
Arden Group, Inc., Class A	3,000	379,530
Harris Teeter Supermarkets, Inc.	240,000	11,844,000
Shoppers Drug Mart Corp.	82,000	4,491,956
Spartan Stores, Inc.	1,200	29,136

		16,744,622

Food Products (2.2%)
Campofrio Food Group S.A.*	20,000	189,847
GrainCorp Ltd., Class A	48,000	364,303
Hillshire Brands Co.	30,000	1,003,200
Parmalat S.p.A.	885,000	3,014,516
Post Holdings, Inc.*	13,000	640,510
Tootsie Roll Industries, Inc.	35,000	1,138,900
Warrnambool Cheese & Butter Factory Co. Holding Ltd.	20,000	165,544

		6,516,820

Personal Products (0.4%)
Atrium Innovations, Inc.*	200	4,575
Avon Products, Inc.	74,000	1,274,280

		1,278,855

Total Consumer Staples		26,139,707

Energy (0.8%)
Energy Equipment & Services (0.0%)
Rowan Cos., plc, Class A*	3,000	106,080

Oil, Gas & Consumable Fuels (0.8%)
Alvopetro Energy Ltd.*	335,700	388,714
Anadarko Petroleum Corp.	2,000	158,640
Atlas Resource Partners LP	1	20
Coastal Energy Co.*	400	7,102
Dragon Oil plc	70,000	657,826
Equal Energy Ltd.	5,000	26,700
Gulf Coast Ultra Deep Royalty Trust*	460,000	956,800
LinnCo LLC	336	10,352
WesternZagros Resources Ltd.*	40,000	36,526

		2,242,680

Total Energy		2,348,760

Financials (2.5%)
Capital Markets (0.2%)
BKF Capital Group, Inc.*	12,000	13,440
Legg Mason, Inc.	5,000	217,400
SWS Group, Inc.*	55,000	334,400

		565,240

Commercial Banks (0.6%)
First Niagara Financial Group, Inc.	72,000	764,640
Flushing Financial Corp.	49,781	1,030,467

		1,795,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Consumer Finance (0.1%)
American Express Co.	4,000	$362,920

Real Estate Investment Trusts (REITs) (0.7%)
Ryman Hospitality Properties, Inc. (REIT)	50,000	2,089,000

Thrifts & Mortgage Finance (0.9%)
Camco Financial Corp.*	8,000	53,440
Hudson City Bancorp, Inc.	160,000	1,508,800
Sterling Bancorp/Delaware	68,211	911,981

		2,474,221

Total Financials		7,286,488

Health Care (18.6%)
Biotechnology (1.8%)
Algeta ASA*	10,000	591,562
Gentium S.p.A. (ADR)*	67,000	3,825,700
Grifols S.A. (ADR)	23,968	865,724
Lexicon Pharmaceuticals, Inc.*	1,000	1,800
Trius Therapeutics, Inc.*(b)	200,000	26,000

		5,310,786

Health Care Equipment & Supplies (1.7%)
American Medical Alert Corp.*†(b)	140,898	1,409
ArthroCare Corp.*	21,000	845,040
Exactech, Inc.*	10,000	237,600
Given Imaging Ltd.*	103,819	3,122,876
ICU Medical, Inc.*	7,300	465,083
Patient Safety Technologies, Inc.*	6,000	13,200
Solta Medical, Inc.*	100,000	295,000

		4,980,208

Health Care Providers & Services (0.4%)
Celesio AG	18,000	569,540
Chemed Corp.	2,500	191,550
Rhoen-Klinikum AG	9,000	263,164

		1,024,254

Life Sciences Tools & Services (5.6%)
Illumina, Inc.*	14,500	1,603,990
Life Technologies Corp.*	185,000	14,023,000
Patheon, Inc.*	10,000	92,351
WuXi PharmaTech Cayman, Inc. (ADR)*	11,500	441,370

		16,160,711

Pharmaceuticals (9.1%)
Adolor Corp.*†(b)	40,000	20,800
Allergan, Inc.	600	66,648
Cornerstone Therapeutics, Inc.*	20,000	189,800
Hi-Tech Pharmacal Co., Inc.*	140,000	6,074,600
NuPathe, Inc.*	94,500	309,015
Omthera Pharmaceuticals, Inc.*†(b)	100	60
Santarus, Inc.*	300,000	9,588,000
ViroPharma, Inc.*	200,000	9,970,000

		26,218,923

Total Health Care		53,694,882

Industrials (5.5%)
Aerospace & Defense (0.1%)
Exelis, Inc.	10,000	190,600

Air Freight & Logistics (0.4%)
Park-Ohio Holdings Corp.*	5,000	262,000
TNT Express N.V.	100,359	931,655

		1,193,655

Building Products (0.3%)
Fortune Brands Home & Security, Inc.	18,000	822,600
Griffon Corp.	10,000	132,100

		954,700

Commercial Services & Supplies (0.0%)
Costa, Inc.*	6,500	141,245
Innotrac Corp.*	1,000	8,200

		149,445

Electrical Equipment (0.2%)
Coleman Cable, Inc.	20,000	524,400

Machinery (4.2%)
CIRCOR International, Inc.	6,000	484,680
Invensys plc	900,000	7,578,455
ITT Corp.	2,000	86,840
Navistar International Corp.*	58,000	2,215,020
Tennant Co.	4,000	271,240
Xylem, Inc.	41,000	1,418,600

		12,054,835

Road & Rail (0.0%)
Vitran Corp., Inc.*	2,000	12,960

Trading Companies & Distributors (0.3%)
Commercial Solutions, Inc.*	40,000	39,539
Kaman Corp.	18,000	715,140

		754,679

Transportation Infrastructure (0.0%)
Veripos, Inc.	14,000	86,096

Total Industrials		15,921,370

Information Technology (6.2%)
Communications Equipment (0.2%)
Aastra Technologies Ltd.	400	16,644
Anaren, Inc.*	20,000	559,800
BlackBerry Ltd.*	13,000	96,850

		673,294

Computers & Peripherals (0.3%)
Diebold, Inc.	25,000	825,250
Xyratex Ltd.	1,000	13,290

		838,540

Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Escrow Shares)*†(b)	320,000	—
Laird plc	10,000	45,903

		45,903

Internet Software & Services (2.3%)
Responsys, Inc.*	240,000	6,578,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
IT Services (0.5%)
Dynamics Research Corp.*	50,000	$574,000
Lender Processing Services, Inc.	25,000	934,500

		1,508,500

Semiconductors & Semiconductor Equipment (2.7%)
Lam Research Corp.*	21,000	1,143,450
LSI Corp.	600,000	6,612,000
RDA Microelectronics, Inc. (ADR)	2,000	35,760

		7,791,210

Software (0.2%)
Delcam plc	2,000	68,407
Giant Interactive Group, Inc. (ADR)	1,000	11,240
Unit4 N.V.	7,000	369,355

		449,002

Total Information Technology		17,884,849

Materials (3.7%)
Chemicals (2.6%)
AZ Electronic Materials S.A.	750,000	4,905,752
Chemtura Corp.*	2,000	55,840
Ferro Corp.*	8,000	102,640
Zoltek Cos., Inc.*	150,000	2,512,500

		7,576,732

Construction Materials (0.5%)
Texas Industries, Inc.*	1,000	68,780
Vulcan Materials Co.	24,000	1,426,080

		1,494,860

Containers & Packaging (0.3%)
Greif, Inc., Class A	1,500	78,600
Myers Industries, Inc.	36,000	760,320

		838,920

Metals & Mining (0.2%)
AuRico Gold, Inc.	67,000	245,220
Camino Minerals Corp.*	4,000	94
Chaparral Gold Corp.*	1,000	301
Pan American Silver Corp.	26,000	303,752

		549,367

Paper & Forest Products (0.1%)
Ainsworth Lumber Co. Ltd.*	40,000	157,025

Total Materials		10,616,904

Telecommunication Services (5.6%)
Diversified Telecommunication Services (0.4%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	243,929
Cincinnati Bell, Inc.*	100,000	356,000
Koninklijke (Royal) KPN N.V.*	100,000	322,327
Ziggo N.V.	1,000	45,673

		967,929

Wireless Telecommunication Services (5.2%)
Leap Wireless International, Inc.*	430,000	7,482,000
Millicom International Cellular S.A.	22,000	2,186,140
NII Holdings, Inc.*	80,000	220,000
Telephone & Data Systems, Inc.	20,000	515,600
T-Mobile US, Inc.*	65,000	2,186,600
U.S. Cellular Corp.	60,000	2,509,200

		15,099,540

Total Telecommunication Services		16,067,469

Utilities (4.2%)
Electric Utilities (1.0%)
PNM Resources, Inc.	22,000	530,640
UNS Energy Corp.	39,600	2,370,060

		2,900,700

Gas Utilities (1.1%)
National Fuel Gas Co.	46,000	3,284,400

Multi-Utilities (0.0%)
GDF Suez S.A.*†(b)	3,801	—

Water Utilities (2.1%)
Severn Trent plc	210,000	5,929,129

Total Utilities		12,114,229

Total Common Stocks (65.5%) (Cost $169,466,585)		189,375,971

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	10,000	13,500

Health Care Equipment & Supplies (0.0%)
Wright Medical Group, Inc., expiring 3/1/19*	7,000	2,261

Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49*†(b)	10,000	—
Sanofi S.A., expiring 12/31/20*	250,000	85,000

Total Rights (0.0%) (Cost $431,790)		100,761

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Kinder Morgan, Inc., expiring 5/25/17* (Cost $—)	20,000	81,200

Total Warrants (0.0%) (Cost $—)		81,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (31.1%)
U.S. Treasury Bills 0.02%, 1/30/14(p)	$20,000,000	$19,999,598
0.02%, 2/6/14(p)	45,000,000	44,998,883
0.03%, 2/20/14(p)	25,000,000	24,998,805

Total Government Securities		89,997,286

Total Short-Term Investments (31.1%) (Cost $89,994,611)		89,997,286

Total Investments (96.6%) (Cost $259,892,986)		279,555,218
Other Assets Less Liabilities (3.4%)		9,817,723

Net Assets (100%)		$289,372,941

*	Non-income producing.
†	Securities (totaling $22,269 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$20,879,369	$6,421,944	$—		$27,301,313
Consumer Staples	22,405,497	3,734,210	—		26,139,707
Energy	1,690,934	657,826	—		2,348,760
Financials	7,273,048	13,440	—		7,286,488
Health Care	52,222,347	1,450,266	22,269		53,694,882
Industrials	7,325,164	8,596,206	—		15,921,370
Information Technology	17,401,184	483,665	—	(b)	17,884,849
Materials	5,711,152	4,905,752	—		10,616,904
Telecommunication Services	15,455,540	611,929	—		16,067,469
Utilities	6,185,100	5,929,129	—	(b)	12,114,229
Rights
Health Care	100,761	—	—		100,761
Short-Term Investments	—	89,997,286	—		89,997,286
Warrants
Energy	81,200	—	—		81,200

Total Assets	$156,731,296	$122,801,653	$22,269		$279,555,218

Total Liabilities	$—	$—	$—		$—

Total	$156,731,296	$122,801,653	$22,269		$279,555,218

(a)	Securities with a market value of $14,580 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.
(b)	Value is zero.

There	were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	117,407	—	117,407
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$117,407	$—	$117,407

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,075	—	2,075
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$2,075	$—	$2,075

^	This Portfolio held forward foreign currency contracts as hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $8,554,000 for one month during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$518,390,923
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$480,743,779

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,009,382
Aggregate gross unrealized depreciation	(3,442,545)

Net unrealized appreciation	$18,566,837

Federal income tax cost of investments	$260,988,381

For the year ended December 31, 2013, the Portfolio incurred approximately $180,830 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $259,892,986)	$279,555,218
Cash	18,831,499
Foreign cash (Cost $4,648)	10,474
Dividends, interest and other receivables	428,219
Receivable for securities sold	380,278
Receivable from Separate Accounts for Trust shares sold	37,837
Other assets	1,087

Total assets	299,244,612

LIABILITIES
Payable for securities purchased	9,177,037
Payable to Separate Accounts for Trust shares redeemed	353,266
Investment management fees payable	219,861
Distribution fees payable - Class IB	55,375
Administrative fees payable	34,809
Distribution fees payable - Class IA	2,231
Trustees’ fees payable	465
Accrued expenses	28,627

Total liabilities	9,871,671

NET ASSETS	$289,372,941

Net assets were comprised of:
Paid in capital	$269,791,934
Accumulated undistributed net investment income (loss)	(8,321)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(83,848)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	19,673,176

Net assets	$289,372,941

Class IA
Net asset value, offering and redemption price per share, $10,741,916 / 810,655 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.25

Class IB
Net asset value, offering and redemption price per share, $261,265,900 / 19,800,658 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.19

Class K
Net asset value, offering and redemption price per share, $17,365,125 / 1,306,944 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $170,702 foreign withholding tax)	$3,687,760
Interest	78,443

Total income	3,766,203

EXPENSES
Investment management fees	2,489,448
Distribution fees - Class IB	632,585
Administrative fees	310,639
Custodian fees	54,501
Professional fees	44,822
Printing and mailing expenses	30,478
Distribution fees - Class IA	21,814
Trustees’ fees	7,479
Miscellaneous	10,024

Gross expenses	3,601,790
Less: Fees paid indirectly	(28,807)

Net expenses	3,572,983

NET INVESTMENT INCOME (LOSS)	193,220

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	13,081,027
Foreign currency transactions	92,468

Net realized gain (loss)	13,173,495

Change in unrealized appreciation (depreciation) on:
Investments	15,306,561
Foreign currency translations	13,569

Net change in unrealized appreciation (depreciation)	15,320,130

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,493,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,686,845

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$193,220	$(125,730)
Net realized gain (loss) on investments and foreign currency transactions	13,173,495	8,043,091
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,320,130	5,521,654

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,686,845	13,439,015

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(10,625)	—
Class IB	(245,520)	—
Class K	(55,140)	—

	(311,285)	—

Distributions from net realized capital gains
Class IA	(499,291)	(156,633)
Class IB	(12,645,835)	(5,339,077)
Class K	(785,270)	(248,566)

	(13,930,396)	(5,744,276)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,241,681)	(5,744,276)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 340,304 and 243,055 shares, respectively ]	4,500,656	3,031,146
Capital shares issued in reinvestment of dividends and distributions [ 38,797 and 12,493 shares, respectively ]	509,916	156,633
Capital shares repurchased [ (136,482) and (186,627) shares, respectively ]	(1,798,813)	(2,326,183)

Total Class IA transactions	3,211,759	861,596

Class IB
Capital shares sold [ 3,772,911 and 2,674,476 shares, respectively ]	49,551,195	33,167,844
Capital shares issued in reinvestment of dividends and distributions [ 984,889 and 427,628 shares, respectively ]	12,891,355	5,339,077
Capital shares repurchased [ (4,040,132) and (4,318,470) shares, respectively ]	(53,199,381)	(53,581,152)

Total Class IB transactions	9,243,169	(15,074,231)

Class K
Capital shares sold [ 832,453 and 63,664 shares, respectively ]	11,123,145	799,562
Capital shares issued in reinvestment of dividends and distributions [ 63,753 and 19,781 shares, respectively ]	840,410	248,566
Capital shares repurchased [ (490,906) and (81,754) shares, respectively ]	(6,672,389)	(1,023,754)

Total Class K transactions	5,291,166	24,374

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	17,746,094	(14,188,261)

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,191,258	(6,493,522)
NET ASSETS:
Beginning of year	257,181,683	263,675,205

End of year (a)	$289,372,941	$257,181,683

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(8,321)	$(29,026)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012		2011		2010		2009
Net asset value, beginning of year	$12.56		$12.20		$12.51		$11.68		$10.04

Income (loss) from investment operations:
Net investment income (loss)	—	# ##(e)	(0.01	)(e)	0.08	(e)	(0.05	)(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.36		0.65		0.12		1.20		1.72

Total from investment operations	1.36		0.64		0.20		1.15		1.70

Less distributions:
Dividends from net investment income	(0.01)		—		(0.05)		—		—
Distributions from net realized gains	(0.66)		(0.28)		(0.46)		(0.32)		(0.06)

Total dividends and distributions	(0.67)		(0.28)		(0.51)		(0.32)		(0.06)

Net asset value, end of year	$13.25		$12.56		$12.20		$12.51		$11.68

Total return	10.93%		5.27%		1.67%		9.83%		16.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,742		$7,134		$6,088		$13,619		$8,991
Ratio of expenses to average net assets:
After fees paid indirectly	1.30%		1.31%		1.05%		1.02%		1.06%
Before fees paid indirectly	1.32%		1.32%		1.06	%(c)	1.05%		1.08%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.03	%(aa)	(0.04)%		0.63%		(0.43)%		(0.23)%
Before fees paid indirectly	0.02	%(aa)	(0.05)%		0.62%		(0.45)%		(0.24)%
Portfolio turnover rate	272%		285%		268%		326%		206%

	Year Ended December 31,
Class IB	2013		2012		2011		2010		2009
Net asset value, beginning of year	$12.51		$12.15		$12.46		$11.66		$10.05

Income (loss) from investment operations:
Net investment income (loss)	0.01	##(e)	(0.01	)(e)	0.03	(e)	(0.08	)(e)	(0.05	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34		0.65		0.14		1.20		1.72

Total from investment operations	1.35		0.64		0.17		1.12		1.67

Less distributions:
Dividends from net investment income	(0.01)		—		(0.02)		—		—
Distributions from net realized gains	(0.66)		(0.28)		(0.46)		(0.32)		(0.06)

Total dividends and distributions	(0.67)		(0.28)		(0.48)		(0.32)		(0.06)

Net asset value, end of year	$13.19		$12.51		$12.15		$12.46		$11.66

Total return	10.89%		5.29%		1.41%		9.59%		16.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$261,266		$238,695		$246,611		$221,495		$171,255
Ratio of expenses to average net assets:
After fees paid indirectly	1.30%		1.31%		1.30%		1.28%		1.31%
Before fees paid indirectly	1.32%		1.32%		1.31%		1.30%		1.33%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.06	%(bb)	(0.06)%		0.21%		(0.69)%		(0.46)%
Before fees paid indirectly	0.05	%(bb)	(0.07)%		0.20%		(0.71)%		(0.48)%
Portfolio turnover rate	272%		285%		268%		326%		206%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$12.59		$12.20	$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.04	##(e)	0.02 (e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.37		0.65	0.20

Total from investment operations	1.41		0.67	0.19

Less distributions:
Dividends from net investment income	(0.05)		—	(0.05)
Distributions from net realized gains	(0.66)		(0.28)	(0.42)

Total dividends and distributions	(0.71)		(0.28)	(0.47)

Net asset value, end of period	$13.29		$12.59	$12.20

Total return (b)	11.26%		5.52%	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,365		$11,353	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.05%		1.06%	1.05%
Before fees paid indirectly (a)	1.07%		1.07%	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.27	%(cc)	0.19%	(0.28)%
Before fees paid indirectly (a)	0.26	%(cc)	0.18%	(0.29)%
Portfolio turnover rate	272%		285%	268%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $(0.07), $(0.06) and $(0.03) for Class IA, Class IB and K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

(aa) Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.51)% for income after fees paid indirectly and (0.52)% before fees paid indirectly.

(bb) Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.48)% for income after fees paid indirectly and (0.49)% before fees paid indirectly.

(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.27)% for income after fees paid indirectly and (0.28)% before fees paid indirectly.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	39.13%	24.50%	13.06%
Portfolio – Class IB Shares*	39.11	24.32	12.93
Portfolio – Class K Shares***	39.47	N/A	28.52
Russell 2000® Value Index	34.52	17.64	8.61

*    Date of inception 8/1/88.

**   Date of inception 7/13/07.Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 39.13% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 34.52% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Consumer Discretionary stocks were the leading contributors to the Portfolio during the year. A standout group was the broadcasters, as holdings in Scripps and Lin TV doubled, and Media General and Gray Television rose sharply.

•	The Portfolio benefited from the takeover of several companies, including Epoch Holding Corp., Robbins and Myers, Mako Surgical, and Lufkin.

•	Industrial stocks were among the best performers, with share prices of Circor, Ferro, Federal Mogul, and Park Ohio appreciating strongly.

What hurt performance during the year:

•	The Portfolio was underweight in Health Care, which was the second best performing sector in the benchmark for the year.

•	Kinross Gold and Barrick Gold both fell, as the price of the metal declined.

•	Cincinnati Bell declined on the year, but might be an attractive asset for a larger telephone company.

Portfolio Positioning and Outlook

We believe it is unlikely that 2014 will follow with the type of performance we have seen in 2013 – one of the best years for stocks in recent history. But there are several drivers of growth which could surprise to the upside, starting with housing. We believe a rebound is at hand as payrolls are expanding, unemployment is down and credit availability has improved. Like housing, auto sales fell precipitously in the recession and are now rebounding sharply, helped by low interest rates and an aging vehicle population. Robust auto sales may continue to give the economy a needed boost. Capital spending could be another surprise. With confidence rising in the economic outlook and greater regulatory certainty, companies may be more inclined to make needed investments. Record cash levels provide the means and we expect a broad cross section of manufacturers to put money to work to help stem the trend of aging plant and equipment. We see it in auto and aircraft production and in the domestic energy industry. State and local governments are poised to increase spending as their fiscal situation has improved markedly. Finally, consumers appear to be feeling better too. Home prices have risen, stock prices are setting records, and consumer net worth is at an all time high. Job growth is progressing and inflation remains low, helped by lower prices for gasoline.

As the economic outlook brightens and regulatory uncertainty abates, we expect merger and acquisition activity to accelerate. This is especially true as the imminent threat of higher interest rates motivates buyers to act now before rates rise further.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2013	% of Net Assets
Industrials	27.2%
Consumer Discretionary	24.6
Materials	9.5
Consumer Staples	7.0
Information Technology	7.0
Utilities	6.5
Financials	5.1
Health Care	5.0
Energy	2.3
Telecommunication Services	1.7
Cash and Other	4.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,209.08	$6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.75	5.51
Class IB
Actual	1,000.00	1,209.19	6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.75	5.51
Class K
Actual	1,000.00	1,210.79	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.24

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (24.6%)
Auto Components (4.8%)
BorgWarner, Inc.	275,000	$15,375,250
Brembo S.p.A.	415,000	11,178,526
Cooper Tire & Rubber Co.	19,000	456,760
Dana Holding Corp.	930,000	18,246,600
Federal-Mogul Corp.*	1,550,623	30,516,261
Gentex Corp.	131,000	4,321,690
Modine Manufacturing Co.*	580,000	7,435,600
SORL Auto Parts, Inc.*	100,096	398,382
Spartan Motors, Inc.	290,000	1,943,000
Standard Motor Products, Inc.	140,200	5,159,360
Stoneridge, Inc.*	330,000	4,207,500
Strattec Security Corp.	141,796	6,334,027
Superior Industries International, Inc.	725,035	14,957,472
Tenneco, Inc.*	525,000	29,699,250

		150,229,678

Automobiles (0.1%)
Thor Industries, Inc.	4,000	220,920
Winnebago Industries, Inc.*	100,000	2,745,000

		2,965,920

Diversified Consumer Services (0.6%)
Ascent Capital Group, Inc., Class A*	106,000	9,069,360
Cambium Learning Group, Inc.*	200,000	332,000
Corinthian Colleges, Inc.*	490,000	872,200
Matthews International Corp., Class A	22,000	937,420
Outerwall, Inc.*	37,000	2,488,990
Universal Technical Institute, Inc.	425,000	5,911,750

		19,611,720

Hotels, Restaurants & Leisure (5.5%)
Biglari Holdings, Inc.*	43,290	21,932,446
Boyd Gaming Corp.*	1,355,000	15,257,300
Canterbury Park Holding Corp.*‡	235,147	2,422,014
Cheesecake Factory, Inc.	574,228	27,717,985
Churchill Downs, Inc.	372,041	33,353,476
Cracker Barrel Old Country Store, Inc.	7,887	868,122
Denny’s Corp.*	440,000	3,163,600
Dover Downs Gaming & Entertainment, Inc.*	99,000	146,520
Dover Motorsports, Inc.	545,000	1,367,950
Dunkin’ Brands Group, Inc.	2,500	120,500
Famous Dave’s Of America, Inc.*	40,000	732,000
International Speedway Corp., Class A	85,078	3,019,418
Krispy Kreme Doughnuts, Inc.*	225,000	4,340,250
Lakes Entertainment, Inc.*	65,000	256,750
Las Vegas Sands Corp.	225,000	17,745,750
Marcus Corp.	630,014	8,467,388
Morgans Hotel Group Co.*	220,000	1,788,600
Multimedia Games Holding Co., Inc.*	25,000	784,000
Nathan’s Famous, Inc.*	145,000	7,309,450
Orient-Express Hotels Ltd., Class A*	338,000	5,107,180
Penn National Gaming, Inc.*	44,000	630,520
Pinnacle Entertainment, Inc.*	505,000	13,124,950
Speedway Motorsports, Inc.	54,000	1,071,900
Wendy’s Co.	113,000	985,360

		171,713,429

Household Durables (1.3%)
Bassett Furniture Industries, Inc.	80,060	1,223,317
Blyth, Inc.	107,000	1,164,160
Cavco Industries, Inc.*	156,000	10,717,200
Harman International Industries, Inc.	153,000	12,523,050
La-Z-Boy, Inc.	393,000	12,183,000
Lennar Corp., Class A	10,000	395,600
Lennar Corp., Class B	59,500	2,006,340
Nobility Homes, Inc.*	95,454	860,040
Skyline Corp.*	235,000	1,210,250

		42,282,957

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	625,000	3,381,250
Liberty Ventures*	12,000	1,471,080
Nutrisystem, Inc.	70,000	1,150,800

		6,003,130

Leisure Equipment & Products (0.3%)
Brunswick Corp.	60,000	2,763,600
Marine Products Corp.	412,069	4,141,294
Polaris Industries, Inc.	1,500	218,460
Universal Entertainment Corp.	80,000	1,473,744

		8,597,098

Media (6.0%)
ACME Communications, Inc.*	305,000	9,150
AMC Networks, Inc., Class A*	79,000	5,380,690
Beasley Broadcasting Group, Inc., Class A‡	541,047	4,723,340
Cablevision Systems Corp. - New York Group, Class A	310,000	5,558,300
Carmike Cinemas, Inc.*	72,000	2,004,480
Clear Channel Outdoor Holdings, Inc., Class A	280,071	2,839,920
Crown Media Holdings, Inc., Class A*	300,000	1,059,000
Cumulus Media, Inc., Class A*	5	39
Discovery Communications, Inc., Class A*	11,000	994,620
Discovery Communications, Inc., Class C*	11,000	922,460
DISH Network Corp., Class A*	15,000	868,800
Emmis Communications Corp., Class A*	90,000	242,100
EW Scripps Co., Class A*	365,000	7,927,800
Global Sources Ltd.*	350,021	2,845,671
Gray Television, Inc.*	750,000	11,160,000
Grupo Televisa S.A.B. (ADR)	110,000	3,328,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Il Sole 24 Ore S.p.A.*	400,000	$331,819
Imax Corp.*	40,000	1,179,200
Interpublic Group of Cos., Inc.	890,000	15,753,000
Journal Communications, Inc., Class A*	1,200,000	11,172,000
LIN Media LLC, Class A*	430,000	12,345,300
Live Nation Entertainment, Inc.*	1,280,000	25,292,800
Loral Space & Communications, Inc.*	12,000	971,760
Madison Square Garden Co., Class A*	566,000	32,590,280
Media General, Inc., Class A*	1,047,000	23,662,200
Meredith Corp.	60,000	3,108,000
Salem Communications Corp., Class A	660,000	5,742,000
Sinclair Broadcast Group, Inc., Class A	185,000	6,610,050

		188,623,379

Multiline Retail (0.3%)
Bon-Ton Stores, Inc.	612,897	9,977,963

Specialty Retail (5.1%)
Aaron’s, Inc.	265,050	7,792,470
AutoNation, Inc.*	430,000	21,366,700
Barnes & Noble, Inc.*	60,000	897,000
Bed Bath & Beyond, Inc.*	94,000	7,548,200
Big 5 Sporting Goods Corp.	285,000	5,648,700
Bowlin Travel Centers, Inc.*	76,000	105,640
Coldwater Creek, Inc.*	100,000	74,550
Monro Muffler Brake, Inc.	65,000	3,663,400
Murphy USA, Inc.*	10,000	415,600
O’Reilly Automotive, Inc.*	281,500	36,231,865
Penske Automotive Group, Inc.	485,000	22,872,600
PEP Boys-Manny, Moe & Jack*	1,000,000	12,140,000
Pier 1 Imports, Inc.	384,000	8,862,720
Sally Beauty Holdings, Inc.*	519,000	15,689,370
Tractor Supply Co.	199,000	15,438,420
Winmark Corp.	2,500	231,550

		158,978,785

Textiles, Apparel & Luxury Goods (0.4%)
Hanesbrands, Inc.	105,000	7,378,350
Movado Group, Inc.	63,000	2,772,630
Wolverine World Wide, Inc.	50,000	1,698,000

		11,848,980

Total Consumer Discretionary		770,833,039

Consumer Staples (7.0%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*	53,600	12,959,944
Brown-Forman Corp., Class A	45,000	3,319,650
Brown-Forman Corp., Class B	4,537	342,861
Crimson Wine Group Ltd.*	225,000	1,989,000
Davide Campari-Milano S.p.A.	335,000	2,802,026

		21,413,481

Food & Staples Retailing (1.8%)
Casey’s General Stores, Inc.	288,500	20,267,125
Ingles Markets, Inc., Class A‡	808,625	21,913,737
United Natural Foods, Inc.*	90,000	6,785,100
Village Super Market, Inc., Class A	99,087	3,072,688
Weis Markets, Inc.	66,500	3,495,240

		55,533,890

Food Products (3.4%)
Boulder Brands, Inc.*	582,029	9,230,980
Dean Foods Co.*	20,000	343,800
Diamond Foods, Inc.*	310,000	8,010,400
Farmer Bros Co.*	50,031	1,163,721
Flowers Foods, Inc.	60,000	1,288,200
Griffin Land & Nurseries, Inc.‡	310,067	10,350,037
Hain Celestial Group, Inc.*	197,500	17,929,050
Ingredion, Inc.	78,000	5,339,880
J&J Snack Foods Corp.	48,000	4,252,320
John B. Sanfilippo & Son, Inc.	20,000	493,600
Lifeway Foods, Inc.	215,000	3,435,700
Post Holdings, Inc.*	204,000	10,051,080
Rock Field Co., Ltd.	200,000	3,574,210
Snyders-Lance, Inc.	621,449	17,848,015
Tootsie Roll Industries, Inc.	397,000	12,918,380
WhiteWave Foods Co., Class A*	43,347	994,380

		107,223,753

Household Products (0.9%)
Church & Dwight Co., Inc.	77,000	5,103,560
Energizer Holdings, Inc.	30,000	3,247,200
Katy Industries, Inc.*‡	462,000	189,420
Oil-Dri Corp. of America‡	451,000	17,065,840
WD-40 Co.	43,000	3,211,240

		28,817,260

Personal Products (0.2%)
Elizabeth Arden, Inc.*	55,000	1,949,750
Revlon, Inc., Class A*	22,000	549,120
United-Guardian, Inc.	144,000	4,049,280

		6,548,150

Total Consumer Staples		219,536,534

Energy (2.3%)
Energy Equipment & Services (2.3%)
Key Energy Services, Inc.*	93,000	734,700
Oceaneering International, Inc.	120,000	9,465,600
Rowan Cos., plc, Class A*	215,000	7,602,400
RPC, Inc.	2,485,000	44,357,250
Steel Excel, Inc.*	300,284	8,861,381

		71,021,331

Oil, Gas & Consumable Fuels (0.0%)
Black Ridge Oil and Gas, Inc.*	45,503	30,942
Clean Energy Fuels Corp.*	13,000	167,440
Navigator Holdings Ltd.*	10,000	269,400

		467,782

Total Energy		71,489,113

Financials (5.1%)
Capital Markets (2.3%)
BKF Capital Group, Inc.*	66,000	73,920
Calamos Asset Management, Inc., Class A	125,000	1,480,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Charles Schwab Corp.	110,000	$2,860,000
Cohen & Steers, Inc.	445,068	17,829,424
GAM Holding AG*	265,000	5,154,139
Janus Capital Group, Inc.	1,500,000	18,555,000
KKR & Co. L.P.	150,000	3,651,000
Legg Mason, Inc.	50,000	2,174,000
Medallion Financial Corp.	80,000	1,148,000
Pzena Investment Management, Inc., Class A	29,137	342,651
SWS Group, Inc.*	435,000	2,644,800
Waddell & Reed Financial, Inc., Class A	250,000	16,280,000
Wright Investors Service Holdings, Inc.*	262,000	524,000

		72,716,934

Commercial Banks (1.0%)
BBCN Bancorp, Inc.	575,000	9,539,250
Fidelity Southern Corp.	29,497	489,945
First Niagara Financial Group, Inc.	720,000	7,646,400
FirstMerit Corp.	100,000	2,223,000
Flushing Financial Corp.	470,042	9,729,870
Hudson Valley Holding Corp.	120,000	2,442,000

		32,070,465

Insurance (0.1%)
Alleghany Corp.*	3,295	1,317,868
Argo Group International Holdings Ltd.	60,500	2,812,645

		4,130,513

Real Estate Investment Trusts (REITs) (1.0%)
Gaming and Leisure Properties, Inc. (REIT)*	43,000	2,184,830
Gyrodyne Co. of America, Inc.*†(b)	2,200	45,540
Gyrodyne Co. of America, Inc. (REIT)	2,200	27,962
Ryman Hospitality Properties, Inc. (REIT)	700,020	29,246,836

		31,505,168

Real Estate Management & Development (0.5%)
Capital Properties, Inc., Class A*(b)	24,900	199,200
St. Joe Co.*	390,000	7,484,100
Tejon Ranch Co.*	161,033	5,919,573

		13,602,873

Thrifts & Mortgage Finance (0.2%)
Capitol Federal Financial, Inc.	12,500	151,375
Crazy Woman Creek Bancorp, Inc.*	13,900	149,703
Sterling Bancorp/Delaware	479,772	6,414,552

		6,715,630

Total Financials		160,741,583

Health Care (5.0%)
Biotechnology (0.3%)
Cepheid, Inc.*	206,000	9,624,320
Lexicon Pharmaceuticals, Inc.*	100,000	180,000

		9,804,320

Health Care Equipment & Supplies (2.8%)
Alere, Inc.*	10,000	362,000
Align Technology, Inc.*	14,000	800,100
AngioDynamics, Inc.*	105,000	1,804,950
ArthroCare Corp.*	162,000	6,518,880
Biolase, Inc.*	91,004	257,543
Cantel Medical Corp.	186,036	6,308,481
CONMED Corp.	80,000	3,400,000
Cooper Cos., Inc.	30,500	3,777,120
Cutera, Inc.*	625,000	6,362,500
Cynosure, Inc., Class A*	20,000	533,600
DexCom, Inc.*	55,000	1,947,550
Exactech, Inc.*	275,038	6,534,903
Greatbatch, Inc.*	132,000	5,839,680
ICU Medical, Inc.*	23,033	1,467,432
Masimo Corp.*	34,000	993,820
Meridian Bioscience, Inc.	90,000	2,387,700
Neogen Corp.*	16,500	754,050
NuVasive, Inc.*	100,000	3,233,000
Orthofix International N.V.*	55,000	1,255,100
Quidel Corp.*	548,000	16,927,720
STERIS Corp.	120,000	5,766,000
Syneron Medical Ltd.*	24,000	295,200
Vascular Solutions, Inc.*	225,000	5,208,750
Wright Medical Group, Inc.*	210,000	6,449,100

		89,185,179

Health Care Providers & Services (1.5%)
Bio-Reference Labs, Inc.*	28,000	715,120
Chemed Corp.	288,000	22,066,560
Gentiva Health Services, Inc.*	800,000	9,928,000
Henry Schein, Inc.*	10,000	1,142,600
MWI Veterinary Supply, Inc.*	30,000	5,117,700
Owens & Minor, Inc.	189,579	6,931,008
Patterson Cos., Inc.	55,000	2,266,000

		48,166,988

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	24,000	2,966,640
Life Technologies Corp.*	35,000	2,653,000

		5,619,640

Pharmaceuticals (0.2%)
Allergan, Inc.	33,000	3,665,640
Heska Corp.*	57,035	498,486
Pain Therapeutics, Inc.*	190,000	923,400

		5,087,526

Total Health Care		157,863,653

Industrials (27.2%)
Aerospace & Defense (4.3%)
AAR Corp.	75,000	2,100,750
Astronics Corp.*	9,500	484,500
Astronics Corp., Class B*	8,500	431,375
Curtiss-Wright Corp.	827,000	51,464,210
Ducommun, Inc.*	69,320	2,066,429
GenCorp, Inc.*	1,600,049	28,832,883
HEICO Corp.	62,500	3,621,875
Innovative Solutions & Support, Inc.*	88,000	641,520

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Moog, Inc., Class A*	60,000	$4,076,400
Moog, Inc., Class B*	30,000	2,028,600
Precision Castparts Corp.	100,000	26,930,000
Textron, Inc.	287,000	10,550,120

		133,228,662

Air Freight & Logistics (0.8%)
Park-Ohio Holdings Corp.*	486,000	25,466,400

Building Products (0.7%)
A.O. Smith Corp.	40,000	2,157,600
Fortune Brands Home & Security, Inc.	20,000	914,000
Griffon Corp.	1,340,369	17,706,274
Nortek, Inc.*	7,300	544,580

		21,322,454

Commercial Services & Supplies (2.8%)
ACCO Brands Corp.*	185,000	1,243,200
ADT Corp.	63,000	2,549,610
Brink’s Co.	565,000	19,289,100
Casella Waste Systems, Inc., Class A*	175,081	1,015,470
CECO Environmental Corp.	23,000	371,910
Covanta Holding Corp.	220,000	3,905,000
KAR Auction Services, Inc.	440,000	13,002,000
Loomis AB, Class B	340,000	8,061,444
McGrath RentCorp	23,000	915,400
Republic Services, Inc.	390,000	12,948,000
Rollins, Inc.	650,000	19,688,500
Tyco International Ltd.	133,000	5,458,320

		88,447,954

Construction & Engineering (0.6%)
Aegion Corp.*	74,000	1,619,860
Furmanite Corp.*	580,000	6,159,600
Layne Christensen Co.*	610,000	10,418,800

		18,198,260

Electrical Equipment (2.6%)
AMETEK, Inc.	395,000	20,804,650
AZZ, Inc.	25,000	1,221,500
Franklin Electric Co., Inc.	260,000	11,606,400
Global Power Equipment Group, Inc.	31,000	606,670
GrafTech International Ltd.*	1,800,000	20,214,000
Magnetek, Inc.*	94,000	2,248,480
Rockwell Automation, Inc.	106,000	12,524,960
Roper Industries, Inc.	40,000	5,547,200
SL Industries, Inc.*	180,527	4,892,282
Vicor Corp.*	140,000	1,878,800

		81,544,942

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	50,000	2,057,000

Machinery (11.6%)
Albany International Corp., Class A	71,000	2,551,030
American Railcar Industries, Inc.	8,000	366,000
Ampco-Pittsburgh Corp.	324,010	6,301,995
Astec Industries, Inc.	273,000	10,545,990
CIRCOR International, Inc.	518,000	41,844,040
CLARCOR, Inc.	187,000	12,033,450
CNH Industrial N.V.*	2,679,600	30,413,460
Columbus McKinnon Corp.*	8,000	217,120
Crane Co.	595,000	40,013,750
Donaldson Co., Inc.	224,000	9,735,040
Eastern Co.	56,458	898,811
Federal Signal Corp.*	575,000	8,423,750
Flowserve Corp.	95,000	7,488,850
Gorman-Rupp Co.	348,000	11,633,640
Graco, Inc.	153,000	11,952,360
Greenbrier Cos., Inc.*	340,000	11,165,600
IDEX Corp.	147,000	10,855,950
Interpump Group S.p.A.	290,000	3,478,870
Kennametal, Inc.	49,500	2,577,465
Key Technology, Inc.*	70,000	1,003,100
L.S. Starrett Co., Class A	216,058	3,147,965
Lincoln Electric Holdings, Inc.	115,000	8,204,100
Lindsay Corp.	73,000	6,040,750
Lydall, Inc.*	95,000	1,673,900
Middleby Corp.*	1,600	383,952
Mueller Industries, Inc.	345,000	21,738,450
Mueller Water Products, Inc., Class A	380,000	3,560,600
Navistar International Corp.*	780,000	29,788,200
Nordson Corp.	40,000	2,972,000
Standex International Corp.	93,000	5,847,840
Tennant Co.	330,000	22,377,300
Toro Co.	26,000	1,653,600
Trinity Industries, Inc.	53,000	2,889,560
Twin Disc, Inc.	94,022	2,434,230
Valmont Industries, Inc.	10,000	1,491,200
Watts Water Technologies, Inc., Class A	370,000	22,891,900
Woodward, Inc.	104,000	4,743,440

		365,339,258

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	155,304	3,037,746

Trading Companies & Distributors (3.1%)
GATX Corp.	850,025	44,345,804
Kaman Corp.	920,000	36,551,600
Lawson Products, Inc.*	40,000	490,000
Rush Enterprises, Inc., Class B*	500,000	12,750,000
United Rentals, Inc.*	58,000	4,521,100

		98,658,504

Transportation Infrastructure (0.5%)
BBA Aviation plc	1,850,102	9,822,147
Macquarie Infrastructure Co. LLC	95,000	5,170,850

		14,992,997

Total Industrials		852,294,177

Information Technology (7.0%)
Communications Equipment (0.6%)
Bel Fuse, Inc., Class A‡	118,000	2,291,560
Communications Systems, Inc.	235,000	2,617,900
EchoStar Corp., Class A*	30,000	1,491,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Emulex Corp.*	120,000	$859,200
Ixia*	480,000	6,388,800
Plantronics, Inc.	45,000	2,090,250
Riverbed Technology, Inc.*	98,000	1,771,840
Sycamore Networks, Inc.	300,000	147,000

		17,658,150

Computers & Peripherals (1.7%)
Diebold, Inc.	929,085	30,669,096
NCR Corp.*	365,000	12,431,900
Stratasys Ltd.*	68,000	9,159,600
TransAct Technologies, Inc.	92,000	1,152,760

		53,413,356

Electronic Equipment, Instruments & Components (2.2%)
Badger Meter, Inc.	55,000	2,997,500
Belden, Inc.	28,000	1,972,600
CTS Corp.	952,888	18,972,000
Daktronics, Inc.	125,000	1,960,000
Gerber Scientific, Inc. (Escrow Shares)*†(b)	490,000	—
Itron, Inc.*	83,000	3,438,690
Littelfuse, Inc.	120,000	11,151,600
Mercury Systems, Inc.*	24,000	262,800
Methode Electronics, Inc.	89,000	3,042,910
MOCON, Inc.	20,000	316,000
Park Electrochemical Corp.	600,000	17,232,000
Rofin-Sinar Technologies, Inc.*	172,000	4,647,440
Trans-Lux Corp.*	9,000	41,040
Zygo Corp.*	295,000	4,360,100

		70,394,680

Internet Software & Services (0.4%)
EarthLink Holdings Corp.	520,000	2,636,400
Gogo, Inc.*	51,000	1,265,310
Internap Network Services Corp.*	423,406	3,184,013
Pandora Media, Inc.*	20,000	532,000
Stamps.com, Inc.*	76,000	3,199,600
ValueClick, Inc.*	125,000	2,921,250

		13,738,573

IT Services (0.3%)
Blackhawk Network Holdings, Inc.*	80,002	2,020,850
Edgewater Technology, Inc.*‡	590,000	4,124,100
ModusLink Global Solutions, Inc.*	330,000	1,890,900

		8,035,850

Office Electronics (0.3%)
Zebra Technologies Corp., Class A*	171,000	9,247,680

Semiconductors & Semiconductor Equipment (0.4%)
Cypress Semiconductor Corp.*	701,000	7,360,500
International Rectifier Corp.*	12,000	312,840
Sevcon, Inc.*‡	532,039	3,543,380

		11,216,720

Software (1.1%)
FalconStor Software, Inc.*	390,000	526,500
Fortinet, Inc.*	15,000	286,950
Guidance Software, Inc.*	249,438	2,519,324
Mentor Graphics Corp.	110,000	2,647,700
Take-Two Interactive Software, Inc.*	390,000	6,774,300
TiVo, Inc.*	400,000	5,248,000
Tyler Technologies, Inc.*	165,000	16,851,450

		34,854,224

Total Information Technology		218,559,233

Materials (9.5%)
Chemicals (6.3%)
Albemarle Corp.	25,000	1,584,750
Ashland, Inc.	104,000	10,092,160
Chemtura Corp.*	700,000	19,544,000
Core Molding Technologies, Inc.*	315,000	4,315,500
Cytec Industries, Inc.	6,000	558,960
Ferro Corp.*	2,355,000	30,214,650
FMC Corp.	20,000	1,509,200
H.B. Fuller Co.	275,000	14,311,000
Huntsman Corp.	270,000	6,642,000
Material Sciences Corp.*	15,000	177,150
Minerals Technologies, Inc.	165,000	9,911,550
NewMarket Corp.	45,300	15,136,995
Olin Corp.	130,000	3,750,500
OMNOVA Solutions, Inc.*	610,000	5,557,100
Quaker Chemical Corp.	5,000	385,350
Rockwood Holdings, Inc.	100,000	7,192,000
Scotts Miracle-Gro Co., Class A	83,000	5,164,260
Sensient Technologies Corp.	300,000	14,556,000
Tredegar Corp.	1,125,800	32,434,298
Zep, Inc.	860,494	15,626,571
Zoltek Cos., Inc.*	20,000	335,000

		198,998,994

Construction Materials (0.3%)
Texas Industries, Inc.*	134,000	9,216,520

Containers & Packaging (1.5%)
Greif, Inc., Class A	140,000	7,336,000
Greif, Inc., Class B	5,000	293,850
Myers Industries, Inc.	1,484,000	31,342,080
Sonoco Products Co.	155,000	6,466,600

		45,438,530

Metals & Mining (0.9%)
Barrick Gold Corp.	20,000	352,600
Century Aluminum Co.*	75,000	784,500
Dominion Diamond Corp.*	250,000	3,590,000
Handy & Harman Ltd.*	319,000	7,722,990
Haynes International, Inc.	31,000	1,712,440
Kinross Gold Corp.	40,000	175,200
Lynas Corp., Ltd.*	300,000	79,021
Materion Corp.	482,000	14,869,700
Molycorp, Inc.*	75,000	421,500

		29,707,951

Paper & Forest Products (0.5%)
Louisiana-Pacific Corp.*	560,000	10,365,600
Wausau Paper Corp.	303,113	3,843,473

		14,209,073

Total Materials		297,571,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Telecommunication Services (1.7%)
Diversified Telecommunication Services (0.8%)
Cable & Wireless Communications plc	6,000,000	$5,588,831
Cincinnati Bell, Inc.*	4,580,000	16,304,800
HickoryTech Corp.	56,000	718,480
New Ulm Telecom, Inc.	33,000	216,810
Verizon Communications, Inc.	80,000	3,931,200

		26,760,121

Wireless Telecommunication Services (0.9%)
Leap Wireless International, Inc.*	412,000	7,168,800
NII Holdings, Inc.*	620,000	1,705,000
Rogers Communications, Inc., Class B	200,000	9,050,000
Shenandoah Telecommunications Co.	84,628	2,172,401
U.S. Cellular Corp.	100,000	4,182,000
VimpelCom Ltd. (ADR)	300,000	3,882,000

		28,160,201

Total Telecommunication Services		54,920,322

Utilities (6.5%)
Electric Utilities (3.0%)
El Paso Electric Co.	734,000	25,770,740
Empire District Electric Co.	34,000	771,460
Great Plains Energy, Inc.	465,000	11,271,600
Otter Tail Corp.	300,000	8,781,000
PNM Resources, Inc.	1,290,000	31,114,800
UNS Energy Corp.	125,000	7,481,250
Westar Energy, Inc.	265,000	8,525,050

		93,715,900

Gas Utilities (1.7%)
Chesapeake Utilities Corp.	4,500	270,090
National Fuel Gas Co.	182,000	12,994,800
ONEOK, Inc.	170,000	10,570,600
Southwest Gas Corp.	565,000	31,589,150

		55,424,640

Independent Power Producers & Energy Traders (0.2%)
AES Corp.	240,000	3,482,400
Ormat Technologies, Inc.	91,000	2,476,110

		5,958,510

Multi-Utilities (1.4%)
Black Hills Corp.	460,000	24,154,600
NorthWestern Corp.	435,000	18,844,200

		42,998,800

Water Utilities (0.2%)
Cadiz, Inc.*	10,000	69,600
SJW Corp.	186,016	5,541,416
York Water Co.	50,000	1,046,500

		6,657,516

Total Utilities		204,755,366

Total Common Stocks (95.9%) (Cost $1,598,121,191)		3,008,564,088

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Real Estate Management & Development (0.0%)
Capital Properties, Inc.
5.000%, 12/31/22	$44,820	42,167

Total Financials		42,167

Total Corporate Bonds		42,167

Total Long-Term Debt Securities (0.0%)
(Cost $44,820)		42,167

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi S.A., expiring 12/31/20* (Cost $1,368,825)	650,000	221,000

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Federal-Mogul Corp., expiring 12/27/14*	4,531	57

Total Consumer Discretionary		57

Financials (0.0%)
Real Estate Management & Development (0.0%)
Tejon Ranch Co., expiring 8/31/16*	22,758	121,755

Total Financials		121,755

Total Warrants (0.0%) (Cost $—)		121,812

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (3.2%)
U.S. Treasury Bills
0.02%, 2/6/14 (p)	$50,000,000	49,998,759
0.06%, 4/24/14 (p)	50,000,000	49,989,900

Total Government Securities		99,988,659

Total Short-Term Investments (3.2%)
(Cost $99,985,979)		99,988,659

Total Investments (99.1%)
(Cost $1,699,520,815)		3,108,937,726
Other Assets Less Liabilities (0.9%)		29,683,121

Net Assets (100%)		$3,138,620,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

*	Non-income producing.
†	Securities (totaling $45,540 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
Beasley Broadcasting Group, Inc., Class A	$2,632,527	$19,991	$7,360	$4,723,340	$24,347	$117
Bel Fuse, Inc., Class A	1,548,900	474,623	—	2,291,560	26,340	—
Canterbury Park Holding Corp.	2,107,070	195,604	—	2,422,014	—	—
Edgewater Technology, Inc.	2,242,000	—	—	4,124,100	—	—
Griffin Land & Nurseries, Inc.	8,236,809	145,254	—	10,350,037	62,013	—
Ingles Markets, Inc., Class A	12,340,900	2,339,856	—	21,913,737	375,973	—
Katy Industries, Inc.	84,060	—	7,044	189,420	—	(5,115)
Oil-Dri Corp. of America	12,466,119	—	15,261	17,065,840	171,380	2,966
Sevcon, Inc.	1,892,289	—	3,476	3,543,380	—	197

	$43,550,674	$3,175,328	$33,141	$66,623,428	$660,053	$(1,835)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$748,118,079	$22,714,960	$—		$770,833,039
Consumer Staples	208,578,737	10,957,797	—		219,536,534
Energy	71,458,171	30,942	—		71,489,113
Financials	154,595,081	6,100,962	45,540		160,741,583
Health Care	157,863,653	—	—		157,863,653
Industrials	804,540,133	47,754,044	—		852,294,177
Information Technology	212,577,293	5,981,940	—	(c)	218,559,233
Materials	297,492,047	79,021	—		297,571,068
Telecommunication Services	49,114,681	5,805,641	—		54,920,322
Utilities	204,755,366	—	—		204,755,366
Corporate Bonds
Financials	—	42,167	—		42,167
Rights
Health Care	221,000	—	—		221,000
Short-Term Investments	—	99,988,659	—		99,988,659
Warrants

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Consumer Discretionary	$—	$57	$—	$57
Financials	—	121,755	—	121,755

Total Assets	$2,909,314,241	$199,577,945	$45,540	$3,108,937,726

Total Liabilities	$—	$—	$—	$—

Total	$2,909,314,241	$199,577,945	$45,540	$3,108,937,726

(a) Securities with a market value of $13,176,881 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to active trading.

(b) Securities with a market value of $21,806,012 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading and securities being valued using fair value factors based on third party vendor modeling tools.

(c) Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$240,224,227
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$276,650,142

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,459,948,642
Aggregate gross unrealized depreciation	(61,153,707)

Net unrealized appreciation	$1,398,794,935

Federal income tax cost of investments	$1,710,142,791

For the year ended December 31, 2013, the Portfolio incurred approximately $265,514 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $45,903,965)	$66,623,428
Unaffiliated Issuers (Cost $1,653,616,850)	3,042,314,298
Cash	26,081,730
Foreign cash (Cost $3,882,306)	3,688,904
Receivable for securities sold	2,822,876
Dividends, interest and other receivables	2,394,377
Receivable from Separate Accounts for Trust shares sold	857,693
Other assets	10,394

Total assets	3,144,793,700

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,500,022
Investment management fees payable	1,842,629
Payable for securities purchased	931,269
Distribution fees payable - Class IB	482,232
Administrative fees payable	274,188
Distribution fees payable - Class IA	28,102
Trustees’ fees payable	397
Accrued expenses	114,014

Total liabilities	6,172,853

NET ASSETS	$3,138,620,847

Net assets were comprised of:
Paid in capital	$1,722,500,765
Accumulated undistributed net investment income (loss)	2,961,379
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	3,930,403
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,409,228,300

Net assets	$3,138,620,847

Class IA
Net asset value, offering and redemption price per share, $137,943,313 / 2,466,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$55.93

Class IB
Net asset value, offering and redemption price per share, $2,324,533,189 / 41,495,469 shares outstanding (unlimited amount authorized: $0.01 par value)	$56.02

Class K
Net asset value, offering and redemption price per share, $676,144,345 / 12,089,200 shares outstanding (unlimited amount authorized: $0.01 par value)	$55.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($660,053 of dividend income received from affiliates) (net of $94,258 foreign withholding tax)	$33,125,048
Interest	117,615

Total income	33,242,663

EXPENSES
Investment management fees	19,428,473
Distribution fees - Class IB	5,064,879
Administrative fees	2,799,900
Printing and mailing expenses	277,823
Distribution fees - Class IA	250,718
Professional fees	97,198
Custodian fees	82,501
Trustees’ fees	70,932
Miscellaneous	54,819

Gross expenses	28,127,243
Less: Fees paid indirectly	(94,420)

Net expenses	28,032,823

NET INVESTMENT INCOME (LOSS)	5,209,840

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(1,835) of realized gain (loss) from affiliates)	105,269,712
Foreign currency transactions	(17,784)

Net realized gain (loss)	105,251,928

Change in unrealized appreciation (depreciation) on:
Investments ($19,468,957 of change in unrealized appreciation (depreciation) from affiliates)	789,498,248
Foreign currency translations	(210,037)

Net change in unrealized appreciation (depreciation)	789,288,211

NET REALIZED AND UNREALIZED GAIN (LOSS)	894,540,139

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$899,749,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,209,840	$31,121,065
Net realized gain (loss) on investments and foreign currency transactions	105,251,928	104,471,065
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	789,288,211	218,481,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	899,749,979	354,073,218

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(189,703)	(842,564)
Class IB	(3,288,036)	(20,339,649)
Class K	(2,599,768)	(7,529,160)

	(6,077,507)	(28,711,373)

Distributions from net realized capital gains
Class IA	(5,658,195)	(1,789,225)
Class IB	(101,601,837)	(43,455,012)
Class K	(29,797,195)	(13,298,347)

	(137,057,227)	(58,542,584)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(143,134,734)	(87,253,957)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,032,272 and 781,138 shares, respectively ]	51,520,044	31,597,039
Capital shares issued in reinvestment of dividends and distributions [ 111,080 and 62,846 shares, respectively ]	5,847,898	2,631,789
Capital shares repurchased [ (331,452) and (1,239,557) shares, respectively ]	(16,459,786)	(50,385,572)

Total Class IA transactions	40,908,156	(16,156,744)

Class IB
Capital shares sold [ 4,448,574 and 3,578,985 shares, respectively ]	218,493,480	144,331,521
Capital shares issued in reinvestment of dividends and distributions [ 1,995,616 and 1,521,507 shares, respectively ]	104,889,873	63,794,661
Capital shares repurchased [ (5,394,986) and (5,223,160) shares, respectively ]	(270,423,228)	(210,402,461)

Total Class IB transactions	52,960,125	(2,276,279)

Class K
Capital shares sold [ 590,001 and 2,636,033 shares, respectively ]	29,479,571	105,257,424
Capital shares issued in reinvestment of dividends and distributions [ 616,036 and 497,365 shares, respectively ]	32,396,963	20,827,507
Capital shares repurchased [ (1,520,605) and (1,385,830) shares, respectively ]	(77,126,327)	(55,894,427)

Total Class K transactions	(15,249,793)	70,190,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	78,618,488	51,757,481

TOTAL INCREASE (DECREASE) IN NET ASSETS	835,233,733	318,576,742
NET ASSETS:
Beginning of year	2,303,387,114	1,984,810,372

End of year (a)	$3,138,620,847	$2,303,387,114

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,961,379	$3,758,986

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012	2011	2010	2009
Net asset value, beginning of year	$42.21		$37.21	$39.03	$29.52	$20.95

Income (loss) from investment operations:
Net investment income (loss)	0.07	##(e)	0.53 (e)	0.10 (e)	0.17 (e)	0.15	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	16.24		6.10	(1.38)	9.55	8.60

Total from investment operations	16.31		6.63	(1.28)	9.72	8.75

Less distributions:
Dividends from net investment income	(0.08)		(0.52)	(0.12)	(0.21)	(0.18)
Distributions from net realized gains	(2.51)		(1.11)	(0.42)	—	—

Total dividends and distributions	(2.59)		(1.63)	(0.54)	(0.21)	(0.18)

Net asset value, end of year	$55.93		$42.21	$37.21	$39.03	$29.52

Total return	39.13%		17.86%	(3.25)%	32.94%	41.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$137,943		$69,839	$76,287	$443,177	$268,186
Ratio of expenses to average net assets:
After fees paid indirectly	1.08%		1.10%	0.84%	0.85%	0.88%
Before fees paid indirectly	1.08%		1.10%	0.85%	0.86%	0.90%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.13	%(aa)	1.30%**	0.26%	0.51%	0.66%
Before fees paid indirectly	0.13	%(aa)	1.30%**	0.25%	0.51%	0.65%
Portfolio turnover rate	9%		9%	16%	17%	20%

	Year Ended December 31,
Class IB	2013		2012	2011	2010	2009
Net asset value, beginning of year	$42.28		$37.27	$39.09	$29.56	$20.98

Income (loss) from investment operations:
Net investment income (loss)	0.07	##(e)	0.55 (e)	0.03 (e)	0.08 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	16.26		6.09	(1.40)	9.57	8.58

Total from investment operations	16.33		6.64	(1.37)	9.65	8.68

Less distributions:
Dividends from net investment income	(0.08)		(0.52)	(0.03)	(0.12)	(0.10)
Distributions from net realized gains	(2.51)		(1.11)	(0.42)	—	—

Total dividends and distributions	(2.59)		(1.63)	(0.45)	(0.12)	(0.10)

Net asset value, end of year	$56.02		$42.28	$37.27	$39.09	$29.56

Total return	39.11%		17.86%	(3.48)%	32.64%	41.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,324,533		$1,709,969	$1,511,972	$1,615,608	$1,151,915
Ratio of expenses to average net assets:
After fees paid indirectly	1.08%		1.10%	1.09%	1.10%	1.13%
Before fees paid indirectly	1.08%		1.10%	1.10%	1.11%	1.15	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.14	%(bb)	1.37%**	0.09%	0.25%	0.42%
Before fees paid indirectly	0.13	%(bb)	1.37%**	0.09%	0.24%	0.41%
Portfolio turnover rate	9%		9%	16%	17%	20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$42.21		$37.21	$34.50

Income (loss) from investment operations:
Net investment income (loss)	0.19	##(e)	0.68 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	16.26		6.06	3.17

Total from investment operations	16.45		6.74	3.25

Less distributions:
Dividends from net investment income	(0.22)		(0.63)	(0.12)
Distributions from net realized gains	(2.51)		(1.11)	(0.42)

Total dividends and distributions	(2.73)		(1.74)	(0.54)

Net asset value, end of period	$55.93		$42.21	$37.21

Total return (b)	39.47%		18.15%	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$676,144		$523,579	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.83%		0.85%	0.85%
Before fees paid indirectly (a)	0.83%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.39	%(cc)	1.69%**	0.61%
Before fees paid indirectly (a)	0.38	%(cc)	1.69%**	0.61%
Portfolio turnover rate	9%		9%	16%
*	Commencement of Operations.
**	During 2012, the Portfolio, received special dividends from a number of securities, three of which accounted for a 0.62% impact on the net investment income ratio.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.04, $0.04 and $0.16 for Class IA, Class IB and K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.08% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.09% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.34% for income after fees paid indirectly and 0.33% before fees paid indirectly.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	First International Advisers, LLC

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(2.54)%	2.89%	3.87%
Portfolio – Class IB Shares*	(2.49)	2.74	3.67
Portfolio – Class K Shares**	(2.34)	N/A	0.28
Bank of America Merrill Lynch Global Broad Market Index	(2.65)	4.00	N/A
* Date of inception 10/3/05. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.54)% for the year ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch Global Broad Market Index, returned (2.65)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Over the year, country positioning and currency positioning contributed to value. In country selection, the Portfolio’s overweight positioning in Australia, Hungary, Korea, Mexico, Malaysia, Peripheral Europe, Poland, Russia and South Africa all added to value, while underweight positioning in the U.K. & Core Europe also added to value.

•	For currency, positioning in Japanese Yen, Polish Zloty, Australian Dollar and Thai Baht were all positive contributors.

•	Allocations to both High Yield and Local Emerging Market Debt added to value.

What hurt performance during the year:

•	Underweighting Japan and overweighting Sweden detracted from value in country terms.

•	An overweight to the Brazilian Real for currency also detracted from performance.

Portfolio Characteristics as of December 31, 2013
Weighted Average Life (Years)	5.34
Weighted Average Coupon (%)	3.41
Weighted Average Modified Duration (Years)*	4.33
Weighted Average Rating	A	+
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Sector Weightings as of December 31, 2013	% of Net Assets
Government Securities	70.1%
Financials	10.5
Energy	2.6
Consumer Staples	2.2
Industrials	2.0
Utilities	1.9
Telecommunication Services	1.8
Consumer Discretionary	1.8
Health Care	1.7
Information Technology	1.4
Materials	1.2
Cash and Other	2.8

100.0%

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,010.40	$5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,011.40	5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,011.37	3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (3.8%)
Australia Government Bond
3.356%, 9/20/25 (b)(m)	AUD	2,365,000	$2,674,035
5.500%, 1/21/18		3,765,000	3,651,452
5.500%, 4/21/23		1,605,000	1,583,208
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19		$94,000	112,417
2.875%, 2/24/22		94,000	89,435
National Australia Bank Ltd./New York
1.600%, 8/7/15		250,000	253,799
Queensland Treasury Corp.
5.750%, 7/22/24	AUD	1,089,000	1,038,598
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		$150,000	195,351
Telstra Corp., Ltd.
3.750%, 5/16/22 (m)	EUR	451,000	673,332
Westpac Banking Corp.
3.000%, 8/4/15		$188,000	195,004
4.625%, 6/1/18		38,000	40,812

Total Australia			10,507,443

Austria (0.0%)
Oesterreichische Kontrollbank AG
4.500%, 3/9/15		38,000	39,806
4.875%, 2/16/16		75,000	81,588

Total Austria			121,394

Belgium (0.2%)
Anheuser-Busch InBev N.V.
2.875%, 9/25/24 (m)	EUR	301,000	412,901

Bermuda (0.2%)
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18		$75,000	88,179
Novartis Securities Investment Ltd.
5.125%, 2/10/19		94,000	106,589
Qtel International Finance Ltd.
4.750%, 2/16/21 (m)		225,000	236,250
Weatherford International Ltd.
5.500%, 2/15/16		47,000	51,250
9.625%, 3/1/19		56,000	72,207

Total Bermuda			554,475

Brazil (1.5%)
Brazil Notas do Tesouro Nacional Serie F
10.000%, 1/1/23	BRL	7,490,000	2,681,371
BRF S.A.
7.750%, 5/22/18§(b)		1,700,000	596,630
Embraer S.A.
5.150%, 6/15/22 (b)		$28,000	27,860
Federative Republic of Brazil
8.000%, 1/15/18 (b)		272,500	302,475
5.875%, 1/15/19		167,000	187,541
Itau Unibanco Holding S.A./Cayman Islands
5.125%, 5/13/23 (b)(m)		188,000	171,550

Total Brazil			3,967,427

Canada (1.4%)
Agrium, Inc.
3.150%, 10/1/22		19,000	17,444
Bank of Montreal
2.375%, 1/25/19		150,000	150,110
Bank of Nova Scotia
3.400%, 1/22/15		$188,000	$193,709
2.900%, 3/29/16		113,000	117,910
2.050%, 10/30/18		150,000	149,138
Canadian National Railway Co.
5.550%, 5/15/18		95,000	107,850
Canadian Natural Resources Ltd.
5.700%, 5/15/17		38,000	42,982
Cenovus Energy, Inc.
5.700%, 10/15/19		130,000	147,136
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16		225,000	253,394
Enbridge, Inc.
4.000%, 10/1/23		100,000	98,207
Goldcorp, Inc.
2.125%, 3/15/18		94,000	91,988
Hydro-Quebec
2.000%, 6/30/16		113,000	115,756
8.400%, 1/15/22		75,000	99,193
Manulife Financial Corp.
3.400%, 9/17/15		131,000	136,063
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		207,000	216,712
Province of New Brunswick
2.750%, 6/15/18		38,000	39,141
Province of Nova Scotia
5.125%, 1/26/17		188,000	210,276
Province of Ontario
4.500%, 2/3/15		150,000	156,591
2.700%, 6/16/15		94,000	96,933
4.750%, 1/19/16		75,000	81,084
2.000%, 9/27/18		250,000	249,154
Province of Quebec
4.600%, 5/26/15		75,000	79,313
2.625%, 2/13/23		94,000	85,411
Rogers Communications, Inc.
6.800%, 8/15/18		75,000	89,730
Royal Bank of Canada
2.625%, 12/15/15		150,000	155,143
1.450%, 9/9/16		100,000	101,133
Suncor Energy, Inc.
6.100%, 6/1/18		75,000	86,580
Teck Resources Ltd.
3.850%, 8/15/17		19,000	20,100
4.500%, 1/15/21		75,000	74,972
Toronto-Dominion Bank
1.500%, 9/9/16		150,000	151,897
TransCanada PipeLines Ltd.
3.800%, 10/1/20		113,000	116,140

Total Canada			3,731,190

Cayman Islands (0.6%)
Noble Holding International Ltd.
4.625%, 3/1/21		75,000	76,815
Petrobras International Finance Co.
3.875%, 1/27/16		94,000	96,575
7.875%, 3/15/19		169,000	191,699
5.750%, 1/20/20		481,000	494,805
5.375%, 1/27/21		131,000	129,216
Sable International Finance Ltd.
7.750%, 2/15/17 (m)		188,000	196,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
Seagate HDD Cayman
4.750%, 6/1/23§		$25,000	$23,703
Transocean, Inc.
4.950%, 11/15/15		188,000	201,683
2.500%, 10/15/17		94,000	94,672
Vale Overseas Ltd.
6.250%, 1/11/16		188,000	205,441
4.375%, 1/11/22		38,000	36,713

Total Cayman Islands			1,747,547

Colombia (0.1%)
Ecopetrol S.A.
7.625%, 7/23/19 (b)		66,000	78,210
Republic of Colombia
7.375%, 3/18/19		150,000	179,625

Total Colombia			257,835

Czech Republic (0.2%)
EP Energy A/S
5.875%, 11/1/19 (m)	EUR	376,000	564,355

France (1.3%)
BNP Paribas S.A.
2.400%, 12/12/18		$100,000	99,690
5.000%, 1/15/21		131,000	144,028
Casino Guichard Perrachon S.A.
4.726%, 5/26/21	EUR	300,000	462,031
France Government Bond OAT
1.000%, 11/25/18		600,000	816,613
1.750%, 5/25/23		1,200,000	1,566,730
Sanofi S.A.
1.250%, 4/10/18		$75,000	73,057
4.000%, 3/29/21		94,000	98,601
Total Capital International S.A.
2.700%, 1/25/23		113,000	104,354
Total Capital S.A.
3.125%, 10/2/15		56,000	58,336
4.450%, 6/24/20		75,000	81,642

Total France			3,505,082

Germany (1.2%)
Daimler AG
2.000%, 6/25/21 (b)(m)	EUR	250,000	337,082
Deutsche Bank AG/London
6.000%, 9/1/17		$150,000	171,418
KfW
0.500%, 9/30/15		500,000	499,375
0.500%, 4/19/16		376,000	373,215
1.250%, 2/15/17		188,000	188,265
2.750%, 9/8/20		564,000	570,816
6.250%, 5/19/21	AUD	827,000	806,167
2.000%, 10/4/22		$188,000	172,293
Landwirtschaftliche Rentenbank
2.125%, 7/15/16		113,000	116,736
5.125%, 2/1/17		56,000	62,964

Total Germany			3,298,331

Hungary (0.8%)
Republic of Hungary
6.000%, 11/24/23	HUF	480,200,000	2,274,604

Ireland (0.3%)
GE Capital European Funding
2.625%, 3/15/23 (b)(m)	EUR	550,000	743,122

Israel (0.0%)
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22		$113,000	$102,457

Italy (3.0%)
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18		200,000	203,128
Italy Buoni Poliennali Del Tesoro
5.500%, 11/1/22	EUR	2,085,000	3,227,436
4.500%, 3/1/24		525,000	748,572
Marcolin S.p.A.
8.500%, 11/15/19§(b)		200,000	287,865
Republic of Italy
4.750%, 1/25/16		$100,000	106,336
5.250%, 9/20/16		244,000	264,209
4.000%, 2/1/17	EUR	2,254,000	3,292,614
Snai S.p.A.
7.625%, 6/15/18§(b)		100,000	138,430

Total Italy			8,268,590

Japan (0.2%)
Japan Finance Corp.
2.500%, 1/21/16		$200,000	207,116
2.500%, 5/18/16		100,000	103,996
Nomura Holdings, Inc.
5.000%, 3/4/15		66,000	68,884
6.700%, 3/4/20		94,000	106,383
ORIX Corp.
5.000%, 1/12/16		47,000	49,848

Total Japan			536,227

Luxembourg (0.6%)
Befesa Zinc S.A.U. Via Zinc Capital S.A.
8.875%, 5/15/18 (b)(m)	EUR	225,000	336,617
CNH Industrial Finance Europe S.A.
6.250%, 3/9/18 (m)		150,000	233,697
Covidien International Finance S.A.
6.000%, 10/15/17		$94,000	107,639
Gestamp Funding Luxembourg S.A.
5.875%, 5/31/20 (b)(m)	EUR	115,000	166,907
HeidelbergCement Finance Luxembourg S.A.
8.500%, 10/31/19 (m)		135,000	236,560
Numericable Finance & Co. S.C.A.
12.375%, 2/15/19 (b)(m)		65,000	109,093
Pentair Finance S.A.
2.650%, 12/1/19		$94,000	89,236
Telenet Finance V Luxembourg S.C.A.
6.250%, 8/15/22 (m)	EUR	169,000	246,152
Tyco Electronics Group S.A.
6.550%, 10/1/17		$75,000	85,420

Total Luxembourg			1,611,321

Malaysia (1.4%)
Malaysia Government Bond
4.262%, 9/15/16	MYR	6,650,000	2,071,844
3.314%, 10/31/17		5,447,000	1,636,345

Total Malaysia			3,708,189

Mexico (2.0%)
America Movil S.A.B. de C.V.
5.750%, 1/15/15		$38,000	39,762
5.000%, 3/30/20		113,000	123,050
3.000%, 7/12/21 (b)	EUR	526,000	739,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
Mexican Bonos
7.750%, 11/13/42	MXN	48,800,000	$3,816,180
Petroleos Mexicanos
3.500%, 1/30/23		$94,000	86,010
United Mexican States
5.625%, 1/15/17		282,000	315,135
5.125%, 1/15/20		150,000	166,125
4.000%, 10/2/23		150,000	148,200

Total Mexico			5,434,362

Netherlands (1.3%)
ASML Holding N.V.
3.375%, 9/19/23 (b)(m)	EUR	450,000	624,426
British American Tobacco Holdings B.V.
4.875%, 2/24/21		317,000	505,332
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.875%, 2/8/22		$188,000	189,893
Diageo Finance B.V.
5.300%, 10/28/15		56,000	60,648
E.ON International Finance B.V.
5.750%, 5/7/20	EUR	113,000	188,227
InterXion Holding N.V.
6.000%, 7/15/20§(b)		75,000	108,336
Koninklijke Philips N.V.
3.750%, 3/15/22		$94,000	94,294
LyondellBasell Industries N.V.
6.000%, 11/15/21		200,000	228,381
MDC-GMTN B.V.
5.500%, 4/20/21 (m)		319,000	352,495
RWE Finance B.V.
6.500%, 8/10/21	EUR	301,000	522,994
Shell International Finance B.V.
4.300%, 9/22/19		$188,000	205,739
3.400%, 8/12/23		50,000	48,826
Ziggo B.V.
3.625%, 3/27/20 (b)(m)	EUR	301,000	413,051

Total Netherlands			3,542,642

New Zealand (1.4%)
New Zealand Government Bond
5.500%, 4/15/23	NZD	4,461,000	3,880,229

Norway (0.9%)
Norwegian Government Bond
3.750%, 5/25/21	NOK	12,623,000	2,220,039
Statoil ASA
3.125%, 8/17/17		$38,000	40,079
5.250%, 4/15/19		94,000	107,394

Total Norway			2,367,512

Peru (0.0%)
Republic of Peru
7.125%, 3/30/19		77,000	93,016

Philippines (0.1%)
Republic of Philippines
6.500%, 1/20/20		188,000	221,135

Poland (1.5%)
Republic of Poland
5.000%, 10/19/15		38,000	40,779
6.375%, 7/15/19		225,000	262,199
5.000%, 3/23/22		38,000	40,402
4.000%, 10/25/23	PLN	11,880,000	$3,824,856

Total Poland			4,168,236

Russia (0.7%)
Russian Federal Bond - OFZ
7.500%, 3/15/18	RUB	60,673,000	1,883,628

South Africa (0.8%)
Republic of South Africa
7.750%, 2/28/23	ZAR	23,170,000	2,185,516

South Korea (1.6%)
Export-Import Bank of Korea
5.875%, 1/14/15		$338,000	354,937
Korea Development Bank
3.250%, 3/9/16		150,000	155,635
Korea Treasury Bond
5.250%, 3/10/27	KRW	3,600,000,000	3,932,821

Total South Korea			4,443,393

Spain (2.7%)
Empark Funding S.A.
6.750%, 12/15/19§(b)	EUR	100,000	141,181
Spain Government Bond
3.750%, 10/31/18		2,380,000	3,423,075
5.400%, 1/31/23§		727,000	1,099,007
4.400%, 10/31/23 (b)(m)		1,710,000	2,397,379
Telefonica Emisiones S.A.U.
4.949%, 1/15/15		$56,000	58,375
6.421%, 6/20/16		113,000	126,118
5.462%, 2/16/21		94,000	99,692

Total Spain			7,344,827

Supranational (2.4%)
Asian Development Bank
2.625%, 2/9/15		438,000	449,113
1.750%, 9/11/18		100,000	99,848
Eurofima
6.250%, 12/28/18 (m)	AUD	750,000	728,694
European Bank for Reconstruction & Development
1.625%, 9/3/15		$131,000	133,448
1.625%, 11/15/18		200,000	196,968
European Investment Bank
1.625%, 9/1/15		188,000	191,513
4.625%, 10/20/15		526,000	564,577
4.875%, 2/16/16		113,000	123,101
0.625%, 4/15/16		250,000	249,637
5.125%, 9/13/16		75,000	83,498
1.125%, 12/15/16		250,000	251,124
1.000%, 12/15/17		376,000	369,157
1.625%, 12/18/18		250,000	246,080
6.500%, 8/7/19	AUD	875,000	860,374
Inter-American Development Bank
2.250%, 7/15/15		$188,000	193,100
5.125%, 9/13/16		197,000	219,657
3.875%, 2/14/20		94,000	101,895
International Bank for Reconstruction & Development
2.375%, 5/26/15		188,000	193,304
0.375%, 11/16/15		250,000	249,648
2.125%, 3/15/16		188,000	194,453
2.125%, 2/13/23		131,000	120,298
International Finance Corp.
0.625%, 12/21/17		376,000	364,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
Nordic Investment Bank
0.750%, 1/17/18		$376,000	$363,821

Total Supranational			6,548,166

Sweden (1.5%)
Republic of Sweden
3.750%, 8/12/17	SEK	16,745,000	2,813,549
1.500%, 11/13/23		8,290,000	1,178,059
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22		$56,000	53,774

Total Sweden			4,045,382

Switzerland (0.2%)
Credit Suisse AG/New York
4.375%, 8/5/20		250,000	269,681
UBS AG/Connecticut
3.875%, 1/15/15		250,000	259,482
5.875%, 7/15/16		100,000	110,675

Total Switzerland			639,838

Turkey (0.1%)
Republic of Turkey
6.750%, 4/3/18		188,000	204,685
3.250%, 3/23/23		200,000	165,000

Total Turkey			369,685

United Kingdom (1.9%)
Arqiva Broadcast Finance plc
9.500%, 3/31/20§	GBP	50,000	91,905
AstraZeneca plc
5.900%, 9/15/17		$75,000	85,620
Bakkavor Finance 2 plc
8.750%, 6/15/20 (b)(m)	GBP	100,000	180,085
Barclays Bank plc
5.140%, 10/14/20		$131,000	139,588
BP Capital Markets plc
3.125%, 10/1/15		188,000	196,609
3.200%, 3/11/16		150,000	158,033
1.375%, 5/10/18		131,000	126,810
4.500%, 10/1/20		38,000	41,262
3.245%, 5/6/22		75,000	73,017
2.994%, 2/18/19 (m)	EUR	451,000	654,468
British Sky Broadcasting Group plc
3.125%, 11/26/22§		$150,000	139,157
British Telecommunications plc
5.950%, 1/15/18		100,000	114,059
Diageo Capital plc
5.500%, 9/30/16		113,000	126,343
Ensco plc
3.250%, 3/15/16		19,000	19,893
GlaxoSmithKline Capital plc
1.500%, 5/8/17		75,000	75,183
Heathrow Funding Ltd.
4.600%, 2/15/18 (m)	EUR	344,000	526,247
HSBC Holdings plc
5.100%, 4/5/21		$150,000	166,159
Jaguar Land Rover Automotive plc
8.250%, 3/15/20 (m)	GBP	169,000	317,286
Nationwide Building Society
3.125%, 4/3/17	EUR	225,000	325,661
Phones4u Finance plc
9.500%, 4/1/18 (m)	GBP	150,000	262,675
Rio Tinto Finance USA plc
3.500%, 3/22/22		$113,000	$110,291
Royal Bank of Scotland plc
5.625%, 8/24/20		94,000	104,714
United Utilities Water plc
4.250%, 1/24/20	EUR	376,000	574,418
Virgin Media Finance plc
8.875%, 10/15/19	GBP	144,000	258,726
Vodafone Group plc
5.450%, 6/10/19		$113,000	127,980
2.950%, 2/19/23		94,000	85,462

Total United Kingdom			5,081,651

United States (61.3%)
21st Century Fox America, Inc.
5.650%, 8/15/20		56,000	64,196
ABB Finance USA, Inc.
2.875%, 5/8/22		94,000	88,817
AbbVie, Inc.
2.000%, 11/6/18		131,000	129,591
2.900%, 11/6/22		131,000	122,579
ACE INA Holdings, Inc.
2.600%, 11/23/15		94,000	97,177
Actavis, Inc.
3.250%, 10/1/22		75,000	69,985
Aetna, Inc.
6.000%, 6/15/16		150,000	167,713
Aflac, Inc.
2.650%, 2/15/17		150,000	154,873
Agilent Technologies, Inc.
3.875%, 7/15/23		56,000	53,102
Air Lease Corp.
5.625%, 4/1/17		50,000	54,940
Alcoa, Inc.
6.150%, 8/15/20		38,000	41,183
5.870%, 2/23/22		100,000	102,937
Allstate Corp.
3.150%, 6/15/23		94,000	88,805
Altria Group, Inc.
9.700%, 11/10/18		13,000	17,142
9.250%, 8/6/19		42,000	55,134
2.950%, 5/2/23		94,000	85,465
American Express Co.
7.000%, 3/19/18		103,000	123,161
2.650%, 12/2/22		203,000	187,608
American Express Credit Corp.
1.750%, 6/12/15		131,000	133,143
American Honda Finance Corp.
1.125%, 10/7/16		250,000	250,091
American International Group, Inc.
5.850%, 1/16/18		94,000	107,118
8.250%, 8/15/18		207,000	259,468
American Tower Corp.
5.050%, 9/1/20		113,000	118,783
Ameriprise Financial, Inc.
5.300%, 3/15/20		94,000	105,852
4.000%, 10/15/23		100,000	99,237
Amgen, Inc.
2.300%, 6/15/16		19,000	19,535
3.450%, 10/1/20		188,000	190,241
3.625%, 5/15/22		56,000	55,814

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Anadarko Petroleum Corp.
5.950%, 9/15/16	$188,000	$209,177
Anheuser-Busch Cos. LLC
5.000%, 3/1/19	38,000	42,461
Anheuser-Busch InBev Worldwide, Inc.
5.375%, 1/15/20	169,000	193,225
4.375%, 2/15/21	47,000	50,318
2.625%, 1/17/23	94,000	86,312
Aon Corp.
5.000%, 9/30/20	113,000	123,902
Apache Corp.
5.625%, 1/15/17	85,000	95,641
Apple, Inc.
1.000%, 5/3/18	94,000	90,806
Applied Materials, Inc.
4.300%, 6/15/21	75,000	77,190
Associates Corp. of North America
6.950%, 11/1/18	38,000	45,184
AT&T, Inc.
5.500%, 2/1/18	64,000	72,464
5.800%, 2/15/19	188,000	216,710
3.875%, 8/15/21	113,000	114,394
2.625%, 12/1/22	94,000	84,904
Atmos Energy Corp.
8.500%, 3/15/19	56,000	71,334
Autodesk, Inc.
1.950%, 12/15/17	28,000	27,687
AutoZone, Inc.
4.000%, 11/15/20	94,000	97,038
AvalonBay Communities, Inc.
3.625%, 10/1/20	100,000	100,770
Avon Products, Inc.
4.600%, 3/15/20	75,000	75,264
Baltimore Gas & Electric Co.
5.900%, 10/1/16	94,000	105,379
Bank of America Corp.
4.750%, 8/1/15	115,000	121,817
5.250%, 12/1/15	38,000	40,788
1.250%, 1/11/16	188,000	188,998
3.750%, 7/12/16	55,000	58,465
5.625%, 10/14/16	115,000	127,848
5.650%, 5/1/18	390,000	444,066
2.600%, 1/15/19	200,000	200,881
7.625%, 6/1/19	190,000	235,257
5.625%, 7/1/20	190,000	216,354
Bank of New York Mellon Corp.
0.700%, 10/23/15	56,000	55,842
4.150%, 2/1/21	113,000	120,445
Baxter International, Inc.
4.625%, 3/15/15	38,000	39,803
5.375%, 6/1/18	113,000	127,889
BB&T Corp.
3.200%, 3/15/16	188,000	197,645
Beam, Inc.
5.375%, 1/15/16	27,000	29,174
Bear Stearns Cos. LLC
5.300%, 10/30/15	38,000	40,972
4.650%, 7/2/18	75,000	81,390
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	199,000	208,083
3.000%, 5/15/22	94,000	89,557
Boeing Capital Corp.
2.900%, 8/15/18	$94,000	$97,520
Boston Properties LP
5.000%, 6/1/15	128,000	135,247
5.625%, 11/15/20	100,000	111,787
Boston Scientific Corp.
2.650%, 10/1/18	100,000	100,718
Bristol-Myers Squibb Co.
1.750%, 3/1/19	100,000	97,954
2.000%, 8/1/22	94,000	83,940
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	150,000	157,962
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	75,000	85,649
3.050%, 3/15/22	94,000	88,916
CA, Inc.
2.875%, 8/15/18	100,000	99,946
Capital One Bank USA N.A.
3.375%, 2/15/23	300,000	280,025
Cardinal Health, Inc.
3.200%, 6/15/22	75,000	71,211
Caterpillar Financial Services Corp.
5.500%, 3/15/16	75,000	82,577
1.350%, 9/6/16	100,000	100,585
7.150%, 2/15/19	60,000	73,531
Caterpillar, Inc.
2.600%, 6/26/22	56,000	52,130
CBS Corp.
5.750%, 4/15/20	94,000	106,227
Celgene Corp.
3.950%, 10/15/20	19,000	19,785
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	94,000	119,272
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	65,000	69,371
CF Industries, Inc.
7.125%, 5/1/20	56,000	65,670
Charles Schwab Corp.
3.225%, 9/1/22	188,000	180,656
Chevron Corp.
3.191%, 6/24/23	75,000	72,521
Chubb Corp.
6.375%, 3/29/67 (l)	38,000	41,420
Cigna Corp.
4.500%, 3/15/21	94,000	99,590
Cintas Corp. No. 2
2.850%, 6/1/16	113,000	117,044
Cisco Systems, Inc.
4.450%, 1/15/20	188,000	202,276
Citigroup, Inc.
4.587%, 12/15/15	131,000	139,995
5.300%, 1/7/16	94,000	101,790
1.300%, 4/1/16	188,000	188,260
5.850%, 8/2/16	100,000	111,228
6.125%, 11/21/17	188,000	216,721
1.750%, 5/1/18	94,000	92,459
8.500%, 5/22/19	188,000	242,617
5.375%, 8/9/20	38,000	43,215
3.875%, 10/25/23	100,000	98,008
Cliffs Natural Resources, Inc.
4.875%, 4/1/21	56,000	54,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
CNA Financial Corp.
5.875%, 8/15/20	$56,000	$63,457
Coca-Cola Co.
1.800%, 9/1/16	75,000	76,884
3.150%, 11/15/20	169,000	171,243
3.200%, 11/1/23	100,000	96,108
Colgate-Palmolive Co.
1.500%, 11/1/18	100,000	97,564
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	38,000	52,352
Comcast Corp.
6.500%, 1/15/17	75,000	86,051
5.150%, 3/1/20	94,000	104,519
Comerica, Inc.
4.800%, 5/1/15	38,000	39,821
Commonwealth Edison Co.
3.400%, 9/1/21	150,000	148,828
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200%, 12/1/21	95,000	100,327
ConAgra Foods, Inc.
3.200%, 1/25/23	94,000	86,891
Connecticut Light & Power Co.
2.500%, 1/15/23	94,000	85,223
ConocoPhillips Co.
2.400%, 12/15/22	94,000	85,965
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	131,000	151,261
Consumers Energy Co.
6.700%, 9/15/19	94,000	113,273
Continental Resources, Inc.
4.500%, 4/15/23	50,000	50,688
Corning, Inc.
4.250%, 8/15/20	56,000	59,112
Costco Wholesale Corp.
5.500%, 3/15/17	38,000	42,801
Credit Suisse USA, Inc.
5.850%, 8/16/16	75,000	84,361
CRH America, Inc.
6.000%, 9/30/16	113,000	126,333
CSX Corp.
7.375%, 2/1/19	98,000	118,353
CVS Caremark Corp.
5.750%, 6/1/17	83,000	94,475
Danaher Corp.
2.300%, 6/23/16	94,000	96,868
3.900%, 6/23/21	38,000	39,166
Deere & Co.
4.375%, 10/16/19	131,000	144,540
2.600%, 6/8/22	38,000	35,590
Deutsche Bank Financial LLC
5.375%, 3/2/15	38,000	39,693
Devon Energy Corp.
4.000%, 7/15/21	113,000	115,044
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	38,000	39,528
4.600%, 2/15/21	188,000	193,143
Discovery Communications LLC
5.050%, 6/1/20	38,000	41,389
4.375%, 6/15/21	38,000	39,218
Dollar General Corp.
1.875%, 4/15/18	56,000	54,490
Dominion Gas Holdings LLC
1.050%, 11/1/16§	$100,000	$99,893
Dominion Resources, Inc.
8.875%, 1/15/19	145,000	184,032
Dover Corp.
4.300%, 3/1/21	94,000	100,221
Dow Chemical Co.
8.550%, 5/15/19	113,000	145,602
4.250%, 11/15/20	94,000	100,154
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	56,000	58,113
DTE Energy Co.
6.350%, 6/1/16	34,000	38,236
Duke Energy Corp.
5.050%, 9/15/19	163,000	179,861
3.950%, 10/15/23	100,000	99,709
Duke Energy Indiana, Inc.
3.750%, 7/15/20	38,000	38,828
Duke Realty LP
5.950%, 2/15/17	188,000	208,015
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	56,000	62,831
6.000%, 7/15/18	282,000	327,191
Eastman Chemical Co.
3.600%, 8/15/22	75,000	72,059
Eaton Corp.
2.750%, 11/2/22	94,000	87,626
eBay, Inc.
3.250%, 10/15/20	38,000	38,245
Ecolab, Inc.
4.350%, 12/8/21	94,000	97,447
Edison International
3.750%, 9/15/17	19,000	19,945
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	75,000	86,297
Eli Lilly and Co.
5.200%, 3/15/17	38,000	42,484
EMC Corp.
1.875%, 6/1/18	150,000	148,444
Emerson Electric Co.
2.625%, 2/15/23	94,000	87,817
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	154,664
Entergy Corp.
5.125%, 9/15/20	113,000	118,936
Enterprise Products Operating LLC
3.350%, 3/15/23	94,000	89,013
EOG Resources, Inc.
5.625%, 6/1/19	28,000	32,641
4.100%, 2/1/21	75,000	79,414
EQT Corp.
4.875%, 11/15/21	94,000	96,897
Expedia, Inc.
5.950%, 8/15/20	56,000	60,725
Express Scripts Holding Co.
3.125%, 5/15/16	188,000	196,577
3.900%, 2/15/22	94,000	94,092
Federal Farm Credit Bank
4.875%, 1/17/17	383,000	430,020
Federal Home Loan Bank
0.375%, 8/28/15	1,000,000	1,000,373
5.250%, 6/5/17	1,015,000	1,150,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Federal Home Loan Mortgage Corp.
0.500%, 5/13/16	$751,000	$750,307
2.000%, 8/25/16	131,000	135,433
0.875%, 10/14/16	500,000	501,973
0.850%, 11/28/16	700,000	700,170
5.125%, 11/17/17	575,000	657,599
0.875%, 3/7/18	500,000	487,100
2.375%, 1/13/22	1,114,000	1,061,909
Federal National Mortgage Association
0.375%, 3/16/15	376,000	376,412
0.500%, 7/2/15	657,000	658,930
0.750%, 11/14/16	650,000	648,989
0.750%, 11/25/16	400,000	399,254
5.375%, 6/12/17	488,000	558,237
0.875%, 5/21/18	188,000	182,259
1.625%, 11/27/18	350,000	346,479
FedEx Corp.
2.625%, 8/1/22	19,000	17,046
Fidelity National Information Services, Inc.
3.500%, 4/15/23	75,000	68,799
Fifth Third Bancorp
3.625%, 1/25/16	150,000	157,729
Financing Corp.
9.800%, 4/6/18	150,000	201,263
Fiserv, Inc.
4.750%, 6/15/21	56,000	57,644
Flowserve Corp.
4.000%, 11/15/23	50,000	48,587
Ford Motor Credit Co. LLC
1.500%, 1/17/17	200,000	199,750
4.250%, 2/3/17	200,000	215,140
3.000%, 6/12/17	200,000	207,200
2.875%, 10/1/18	200,000	204,820
Freeport-McMoRan Copper & Gold, Inc.
2.375%, 3/15/18	100,000	99,669
3.100%, 3/15/20	94,000	91,697
3.550%, 3/1/22	94,000	88,933
Gap, Inc.
5.950%, 4/12/21	56,000	61,656
GATX Corp.
2.375%, 7/30/18	94,000	93,351
General Dynamics Corp.
3.875%, 7/15/21	38,000	38,930
2.250%, 11/15/22	56,000	50,515
General Electric Capital Corp.
4.875%, 3/4/15	113,000	118,860
2.250%, 11/9/15	94,000	96,873
1.000%, 1/8/16	188,000	188,313
5.000%, 1/8/16	38,000	41,094
1.500%, 7/12/16	188,000	189,813
5.400%, 2/15/17	113,000	126,900
5.625%, 9/15/17	38,000	43,375
5.300%, 2/11/21	263,000	294,886
3.100%, 1/9/23	75,000	71,444
6.375%, 11/15/67 (b)(l)	75,000	81,187
General Electric Co.
5.250%, 12/6/17	75,000	84,965
2.700%, 10/9/22	75,000	70,253
General Mills, Inc.
5.650%, 2/15/19	94,000	108,821
Genworth Holdings, Inc.
7.200%, 2/15/21	94,000	108,899
Georgia Power Co.
3.000%, 4/15/16	$94,000	$98,607
Gilead Sciences, Inc.
4.400%, 12/1/21	113,000	120,892
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	94,000	108,113
2.800%, 3/18/23	94,000	87,044
Goldman Sachs Group, Inc.
5.125%, 1/15/15	150,000	156,728
5.750%, 10/1/16	225,000	250,713
5.625%, 1/15/17	207,000	227,854
6.150%, 4/1/18	282,000	323,960
6.000%, 6/15/20	188,000	215,649
3.625%, 1/22/23	56,000	54,171
Google, Inc.
2.125%, 5/19/16	75,000	77,591
Great Plains Energy, Inc.
4.850%, 6/1/21	38,000	40,253
GTE Corp.
6.840%, 4/15/18	38,000	44,502
Halliburton Co.
3.250%, 11/15/21	150,000	148,117
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	56,000	62,480
HCP, Inc.
3.750%, 2/1/16	38,000	39,901
6.000%, 1/30/17	96,000	107,539
2.625%, 2/1/20	94,000	89,267
Health Care REIT, Inc.
3.625%, 3/15/16	38,000	39,822
4.700%, 9/15/17	188,000	204,023
Hewlett-Packard Co.
2.350%, 3/15/15	188,000	191,286
5.500%, 3/1/18	225,000	251,914
Hillshire Brands Co.
2.750%, 9/15/15	94,000	96,596
Historic TW, Inc.
6.875%, 6/15/18	38,000	45,061
Home Depot, Inc.
5.400%, 3/1/16	188,000	206,683
Honeywell International, Inc.
5.400%, 3/15/16	150,000	165,106
5.300%, 3/1/18	64,000	72,583
Hospitality Properties Trust
6.300%, 6/15/16	97,000	104,761
HSBC Finance Corp.
5.500%, 1/19/16	131,000	142,219
6.676%, 1/15/21	83,000	95,465
HSBC USA, Inc.
1.625%, 1/16/18	100,000	97,856
ING US, Inc.
5.500%, 7/15/22	100,000	108,350
Ingram Micro, Inc.
5.250%, 9/1/17	38,000	40,604
Intel Corp.
3.300%, 10/1/21	94,000	93,287
2.700%, 12/15/22	75,000	68,727
IntercontinentalExchange Group, Inc.
2.500%, 10/15/18	200,000	201,386
International Business Machines Corp.
0.450%, 5/6/16	131,000	129,919
5.700%, 9/14/17	301,000	345,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)
International Paper Co.
7.500%, 8/15/21		$94,000	$115,221
4.750%, 2/15/22		56,000	58,508
Iron Mountain, Inc.
6.750%, 10/15/18	EUR	189,000	262,295
Jefferies Group LLC
5.125%, 4/13/18		$75,000	80,702
John Deere Capital Corp.
1.050%, 10/11/16		150,000	149,774
Johnson & Johnson
3.375%, 12/5/23		50,000	49,494
JPMorgan Chase & Co.
4.750%, 3/1/15		38,000	39,739
5.150%, 10/1/15		113,000	120,846
1.125%, 2/26/16		188,000	188,315
6.000%, 1/15/18		376,000	433,764
1.625%, 5/15/18		94,000	91,851
4.250%, 10/15/20		376,000	400,100
3.250%, 9/23/22		301,000	288,831
3.200%, 1/25/23		131,000	124,435
Juniper Networks, Inc.
4.600%, 3/15/21		38,000	37,959
Kellogg Co.
4.000%, 12/15/20		94,000	97,549
KeyCorp
5.100%, 3/24/21		75,000	81,679
Kimberly-Clark Corp.
4.875%, 8/15/15		225,000	239,807
Kinder Morgan Energy Partners LP
6.850%, 2/15/20		150,000	178,044
Kohl’s Corp.
4.750%, 12/15/23		50,000	50,722
Kraft Foods Group, Inc.
5.375%, 2/10/20		98,000	110,153
Kroger Co.
6.150%, 1/15/20		94,000	107,125
L-3 Communications Corp.
3.950%, 11/15/16		56,000	59,430
4.950%, 2/15/21		56,000	58,539
Laboratory Corp. of America Holdings
2.500%, 11/1/18		100,000	98,784
Leucadia National Corp.
5.500%, 10/18/23		50,000	50,040
LG&E and KU Energy LLC
3.750%, 11/15/20		75,000	76,202
Liberty Property LP
4.125%, 6/15/22		56,000	54,738
Life Technologies Corp.
5.000%, 1/15/21		75,000	81,685
Lincoln National Corp.
4.850%, 6/24/21		56,000	60,423
Lockheed Martin Corp.
4.250%, 11/15/19		113,000	122,207
Lorillard Tobacco Co.
6.875%, 5/1/20		38,000	43,736
Lowe’s Cos., Inc.
5.400%, 10/15/16		56,000	62,656
Marathon Oil Corp.
2.800%, 11/1/22		75,000	69,318
Marathon Petroleum Corp.
5.125%, 3/1/21		94,000	102,462
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19		$77,000	$98,985
McDonald’s Corp.
5.350%, 3/1/18		75,000	85,207
McKesson Corp.
3.250%, 3/1/16		131,000	136,955
Medco Health Solutions, Inc.
7.125%, 3/15/18		38,000	44,933
4.125%, 9/15/20		75,000	77,428
Medtronic, Inc.
4.450%, 3/15/20		94,000	102,536
2.750%, 4/1/23		56,000	51,636
Merck & Co., Inc.
4.750%, 3/1/15		113,000	118,533
1.300%, 5/18/18		94,000	91,599
Merrill Lynch & Co., Inc.
6.400%, 8/28/17		244,000	280,356
MetLife, Inc.
6.817%, 8/15/18		68,000	80,557
4.750%, 2/8/21		100,000	106,824
Microsoft Corp.
1.000%, 5/1/18		113,000	110,141
3.000%, 10/1/20		56,000	57,025
MidAmerican Energy Holdings Co.
5.750%, 4/1/18		56,000	64,189
2.000%, 11/15/18§		30,000	29,477
Mondelez International, Inc.
5.375%, 2/10/20		90,000	102,171
Moody’s Corp.
4.500%, 9/1/22		19,000	18,791
Morgan Stanley
4.750%, 3/22/17		94,000	102,594
6.625%, 4/1/18		225,000	262,760
7.300%, 5/13/19		282,000	342,718
5.750%, 1/25/21		188,000	212,702
3.750%, 2/25/23		56,000	54,522
Motorola Solutions, Inc.
3.750%, 5/15/22		56,000	54,272
Murphy Oil Corp.
3.700%, 12/1/22		75,000	69,360
Murray Street Investment Trust I
4.647%, 3/9/17 (e)		94,000	101,271
Nabors Industries, Inc.
4.625%, 9/15/21		94,000	94,434
NASDAQ OMX Group, Inc.
5.550%, 1/15/20		75,000	81,120
National Oilwell Varco, Inc.
2.600%, 12/1/22		113,000	104,162
National Rural Utilities Cooperative Finance Corp.
5.450%, 4/10/17		75,000	84,517
NBCUniversal Media LLC
4.375%, 4/1/21		150,000	158,764
2.875%, 1/15/23		94,000	87,016
NetApp, Inc.
2.000%, 12/15/17		38,000	37,762
Newell Rubbermaid, Inc.
4.700%, 8/15/20		38,000	39,564
Newmont Mining Corp.
3.500%, 3/15/22		94,000	79,698
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15		56,000	63,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
NiSource Finance Corp.
6.125%, 3/1/22	$100,000	$111,090
Noble Energy, Inc.
4.150%, 12/15/21	94,000	96,086
Norfolk Southern Corp.
5.900%, 6/15/19	103,000	119,093
Northrop Grumman Corp.
3.500%, 3/15/21	19,000	18,934
Occidental Petroleum Corp.
4.125%, 6/1/16	150,000	161,534
2.700%, 2/15/23	94,000	86,830
Omnicom Group, Inc.
5.900%, 4/15/16	38,000	42,024
4.450%, 8/15/20	38,000	40,328
3.625%, 5/1/22	19,000	18,289
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15	113,000	119,338
ONEOK Partners LP
8.625%, 3/1/19	94,000	117,811
ONEOK, Inc.
4.250%, 2/1/22	94,000	89,335
Oracle Corp.
5.750%, 4/15/18	188,000	217,639
2.500%, 10/15/22	75,000	68,301
Pacific Gas & Electric Co.
8.250%, 10/15/18	38,000	47,933
3.500%, 10/1/20	56,000	56,599
Pemex Project Funding Master Trust
5.750%, 3/1/18	357,000	398,947
PepsiCo, Inc.
5.000%, 6/1/18	94,000	105,628
7.900%, 11/1/18	19,000	23,833
3.125%, 11/1/20	150,000	149,906
Pfizer, Inc.
4.650%, 3/1/18	38,000	42,375
6.200%, 3/15/19	94,000	111,497
Philip Morris International, Inc.
5.650%, 5/16/18	75,000	86,285
3.600%, 11/15/23	50,000	48,337
Phillips 66
2.950%, 5/1/17	56,000	58,256
Pitney Bowes, Inc.
4.750%, 5/15/18	38,000	40,187
Plains All American Pipeline LP/PAA Finance Corp.
3.850%, 10/15/23	150,000	146,226
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	79,000	92,245
PNC Funding Corp.
3.625%, 2/8/15	38,000	39,233
5.250%, 11/15/15	75,000	80,951
5.125%, 2/8/20	188,000	212,168
PPL Capital Funding, Inc.
4.200%, 6/15/22	47,000	46,752
Precision Castparts Corp.
2.500%, 1/15/23	38,000	34,479
Pride International, Inc.
8.500%, 6/15/19	75,000	94,953
Procter & Gamble Co.
4.850%, 12/15/15	38,000	41,084
4.700%, 2/15/19	131,000	147,014
Progress Energy, Inc.
4.400%, 1/15/21	$94,000	$98,088
Progressive Corp.
3.750%, 8/23/21	56,000	57,023
ProLogis LP
4.500%, 8/15/17	38,000	40,810
6.875%, 3/15/20	34,000	40,535
3.350%, 2/1/21	150,000	145,522
Prudential Financial, Inc.
7.375%, 6/15/19	150,000	184,122
PSEG Power LLC
5.500%, 12/1/15	85,000	92,501
Quest Diagnostics, Inc.
3.200%, 4/1/16	188,000	195,686
Raytheon Co.
3.125%, 10/15/20	94,000	94,284
Realty Income Corp.
3.250%, 10/15/22	56,000	50,973
Reinsurance Group of America, Inc.
4.700%, 9/15/23	50,000	50,466
Republic Services, Inc.
5.250%, 11/15/21	94,000	101,688
Reynolds American, Inc.
3.250%, 11/1/22	56,000	51,140
Roper Industries, Inc.
3.125%, 11/15/22	75,000	68,160
Rowan Cos., Inc.
4.875%, 6/1/22	28,000	28,574
Ryder System, Inc.
3.500%, 6/1/17	75,000	78,534
Safeway, Inc.
5.000%, 8/15/19	43,000	45,509
3.950%, 8/15/20	19,000	18,994
San Diego Gas & Electric Co.
3.600%, 9/1/23	100,000	99,650
Simon Property Group LP
6.100%, 5/1/16	45,000	49,557
5.650%, 2/1/20	188,000	212,062
Southern California Edison Co.
3.875%, 6/1/21	19,000	19,866
Southwest Airlines Co.
5.125%, 3/1/17	38,000	41,515
Southwestern Electric Power Co.
6.450%, 1/15/19	56,000	64,815
Southwestern Energy Co.
4.100%, 3/15/22	94,000	93,492
Stanley Black & Decker, Inc.
2.900%, 11/1/22	56,000	52,212
Starbucks Corp.
3.850%, 10/1/23	50,000	50,288
State of California, Various Purposes, General Obligation Bonds
3.950%, 11/1/15	95,000	100,418
State of Illinois, General Obligation Bonds, Series 2011
5.365%, 3/1/17	190,000	206,197
5.877%, 3/1/19	40,000	43,681
State Street Bank & Trust Co.
5.300%, 1/15/16	100,000	108,153
State Street Corp.
4.375%, 3/7/21	200,000	215,830
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16	56,000	58,832
3.500%, 1/20/17	94,000	98,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Target Corp.
6.000%, 1/15/18	$100,000	$115,699
Tennessee Valley Authority
5.500%, 7/18/17	676,000	773,801
6.250%, 12/15/17	38,000	45,059
4.500%, 4/1/18	94,000	104,176
Thermo Fisher Scientific, Inc.
3.600%, 8/15/21	160,000	159,918
Time Warner Cable, Inc.
8.250%, 4/1/19	200,000	234,566
Time Warner, Inc.
4.700%, 1/15/21	188,000	200,072
Toyota Motor Credit Corp.
2.800%, 1/11/16	188,000	196,376
0.800%, 5/17/16	56,000	55,905
2.000%, 10/24/18	200,000	199,988
3.300%, 1/12/22	94,000	93,959
Travelers Cos., Inc.
5.750%, 12/15/17	113,000	128,632
Tyson Foods, Inc.
4.500%, 6/15/22	75,000	76,500
U.S. Bancorp/Minnesota
2.200%, 11/15/16	188,000	193,729
U.S. Bank N.A./Ohio
4.800%, 4/15/15	38,000	40,136
U.S. Treasury Bonds
8.500%, 2/15/20	113,000	154,920
7.125%, 2/15/23	188,000	253,538
U.S. Treasury Notes
0.250%, 2/15/15	1,390,000	1,390,977
4.000%, 2/15/15	1,225,000	1,276,999
0.375%, 4/15/15	1,751,000	1,755,013
2.500%, 4/30/15	2,100,000	2,163,396
0.250%, 5/15/15	1,127,000	1,127,705
4.125%, 5/15/15	827,000	871,004
0.375%, 6/15/15	2,250,000	2,254,775
1.875%, 6/30/15	1,127,000	1,154,302
1.750%, 7/31/15	4,850,000	4,961,844
0.250%, 8/15/15	2,630,000	2,628,973
1.250%, 9/30/15	2,815,000	2,860,634
0.250%, 10/31/15	1,500,000	1,497,891
1.250%, 10/31/15	3,005,000	3,054,770
0.375%, 11/15/15	1,127,000	1,127,660
2.125%, 12/31/15	4,378,000	4,528,380
2.625%, 4/30/16	1,163,000	1,220,045
5.125%, 5/15/16	3,238,000	3,588,320
1.750%, 5/31/16	2,900,000	2,983,979
1.500%, 6/30/16	376,000	384,661
4.875%, 8/15/16	526,000	584,380
1.000%, 8/31/16	1,691,000	1,706,875
0.625%, 10/15/16	2,000,000	1,996,276
0.875%, 12/31/16	1,566,000	1,569,446
3.250%, 3/31/17	406,000	436,350
0.875%, 4/30/17	1,503,000	1,498,499
4.500%, 5/15/17	1,615,000	1,802,218
0.625%, 5/31/17	1,014,000	1,000,770
2.750%, 5/31/17	1,127,000	1,193,182
2.500%, 6/30/17	1,987,000	2,085,108
4.750%, 8/15/17	2,776,000	3,136,265
0.625%, 8/31/17	1,691,000	1,659,316
1.875%, 8/31/17	1,623,000	1,666,047
1.875%, 9/30/17	2,141,000	2,195,696
0.750%, 10/31/17	$1,127,000	$1,106,573
1.875%, 10/31/17	1,089,000	1,116,211
4.250%, 11/15/17	1,063,000	1,183,501
0.750%, 12/31/17	3,193,000	3,122,155
2.750%, 12/31/17	2,149,000	2,271,197
0.750%, 2/28/18	1,503,000	1,463,410
2.750%, 2/28/18	939,000	992,063
0.625%, 4/30/18	2,818,000	2,717,572
2.625%, 4/30/18	939,000	985,620
1.375%, 6/30/18	376,000	373,131
1.375%, 7/31/18	880,000	872,163
1.500%, 8/31/18	3,251,000	3,234,322
1.250%, 10/31/18	2,350,000	2,303,979
1.250%, 11/30/18	1,675,000	1,639,123
1.375%, 2/28/19	488,000	477,903
3.625%, 8/15/19	843,000	918,508
3.375%, 11/15/19	1,469,000	1,580,208
3.625%, 2/15/20	1,011,000	1,100,437
3.500%, 5/15/20	351,000	378,682
1.375%, 5/31/20	639,000	605,627
2.625%, 8/15/20	376,000	383,647
2.000%, 9/30/20	550,000	537,632
2.625%, 11/15/20	2,024,000	2,056,916
2.000%, 11/30/20	600,000	584,094
3.625%, 2/15/21	1,890,000	2,039,625
3.125%, 5/15/21	1,446,000	1,507,342
2.125%, 8/15/21	188,000	182,120
2.000%, 11/15/21	1,722,000	1,643,546
2.000%, 2/15/22	488,000	463,098
1.750%, 5/15/22	564,000	521,516
1.625%, 8/15/22	1,503,000	1,365,479
1.625%, 11/15/22	376,000	339,374
2.000%, 2/15/23	2,742,000	2,543,633
1.750%, 5/15/23	1,776,000	1,600,736
2.500%, 8/15/23	750,000	720,234
2.750%, 11/15/23	1,200,000	1,173,906
Unilever Capital Corp.
2.750%, 2/10/16	150,000	156,353
Union Pacific Corp.
5.700%, 8/15/18	94,000	107,917
United Parcel Service, Inc.
3.125%, 1/15/21	75,000	75,851
United Technologies Corp.
4.875%, 5/1/15	19,000	20,080
6.125%, 2/1/19	108,000	127,175
3.100%, 6/1/22	56,000	54,699
UnitedHealth Group, Inc.
5.375%, 3/15/16	75,000	82,270
6.000%, 2/15/18	56,000	64,659
URS Corp.
4.350%, 4/1/17§	56,000	58,231
Valero Energy Corp.
6.125%, 2/1/20	56,000	63,665
Ventas Realty LP/Ventas Capital Corp.
4.250%, 3/1/22	38,000	38,225
Verizon Communications, Inc.
2.500%, 9/15/16	200,000	206,821
5.500%, 2/15/18	94,000	106,546
8.750%, 11/1/18	146,000	186,681
4.500%, 9/15/20	100,000	106,813
2.450%, 11/1/22	94,000	83,841
5.150%, 9/15/23	150,000	160,729

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)
Viacom, Inc.
1.250%, 2/27/15	$94,000	$94,511
3.500%, 4/1/17	94,000	99,326
3.875%, 12/15/21	75,000	74,409
Virginia Electric & Power Co.
5.400%, 1/15/16	38,000	41,437
Wachovia Corp.
5.750%, 6/15/17	188,000	215,079
Walgreen Co.
3.100%, 9/15/22	19,000	17,880
Wal-Mart Stores, Inc.
3.625%, 7/8/20	113,000	118,787
3.250%, 10/25/20	113,000	115,398
Walt Disney Co.
3.750%, 6/1/21	19,000	19,596
Waste Management, Inc.
7.375%, 3/11/19	31,000	37,320
WellPoint, Inc.
5.250%, 1/15/16	188,000	203,377
Wells Fargo & Co.
5.125%, 9/15/16	38,000	41,772
5.625%, 12/11/17	263,000	301,770
1.500%, 1/16/18	94,000	92,984
2.150%, 1/15/19	150,000	149,543
3.500%, 3/8/22	56,000	56,248
3.450%, 2/13/23	94,000	88,421
Western Union Co.
5.930%, 10/1/16	38,000	42,096
Williams Partners LP
4.125%, 11/15/20	150,000	153,774
Wisconsin Electric Power Co.
2.950%, 9/15/21	75,000	73,546
Wyndham Worldwide Corp.
4.250%, 3/1/22	56,000	54,880
Xcel Energy, Inc.
4.700%, 5/15/20	94,000	102,864
Xerox Corp.
4.250%, 2/15/15	188,000	195,030
2.950%, 3/15/17	94,000	96,400
6.350%, 5/15/18	38,000	43,462
Yum! Brands, Inc.
3.875%, 11/1/20	75,000	75,906
Zoetis, Inc.
3.250%, 2/1/23	85,000	79,529

Total United States		167,685,387

Total Investments (97.2%)
(Cost $261,661,779)		265,847,095
Other Assets Less Liabilities (2.8%)		7,593,831

Net Assets (100%)		$273,440,926

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $2,813,815 or 1.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $13,794,684 or 5.0% of net assets.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— European Currency Unit
GBP	— British Pound
HUF	— Hungary Forint
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
ZAR	— South African Rand

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/27/14	JPMorgan Chase Bank	4,650	4,406	$4,374,842	$4,405,854	$(31,012)
British Pound vs. U.S. Dollar, expiring 2/27/14	JPMorgan Chase Bank	4,250	6,874	7,035,138	6,874,277	160,861
Swedish Krona vs. U.S. Dollar, expiring 1/30/14	JPMorgan Chase Bank	7,650	1,168	1,188,823	1,167,565	21,258
European Union Euro vs. U.S. Dollar, expiring 1/21/14	JPMorgan Chase Bank	2,400	3,256	3,301,644	3,255,672	45,972
European Union Euro vs. U.S. Dollar, expiring 1/21/14	JPMorgan Chase Bank	570	769	784,141	769,158	14,983
European Union Euro vs. U.S. Dollar, expiring 1/21/14	JPMorgan Chase Bank	1,415	1,951	1,946,595	1,951,410	(4,815)
European Union Euro vs. U.S. Dollar, expiring 1/21/14	JPMorgan Chase Bank	600	803	825,411	803,176	22,235
European Union Euro vs. U.S. Dollar, expiring 1/21/14	JPMorgan Chase Bank	1,175	1,588	1,616,430	1,588,444	27,986
U.S. Dollar vs. Swedish Krona, expiring 1/30/14	JPMorgan Chase Bank	5,292	33,500	5,291,582	5,205,958	85,624
U.S. Dollar vs. South African Rand, expiring 1/31/14	JPMorgan Chase Bank	2,199	22,000	2,199,195	2,088,612	110,583
U.S. Dollar vs. South African Rand, expiring 1/31/14	JPMorgan Chase Bank	155	1,625	154,591	154,272	319
U.S. Dollar vs. Japanese Yen, expiring 2/7/14	JPMorgan Chase Bank	921	92,000	920,796	873,760	47,036
U.S. Dollar vs. European Union Euro, expiring 1/21/14	JPMorgan Chase Bank	782	580	782,398	797,897	(15,499)
U.S. Dollar vs. European Union Euro, expiring 1/21/14	JPMorgan Chase Bank	123	90	122,504	123,812	(1,308)
U.S. Dollar vs. European Union Euro, expiring 1/21/14	JPMorgan Chase Bank	828	600	827,558	825,420	2,138
U.S. Dollar vs. European Union Euro, expiring 1/21/14	JPMorgan Chase Bank	965	700	965,447	962,980	2,467
U.S. Dollar vs. Mexican Peso, expiring 2/26/14	JPMorgan Chase Bank	3,814	50,200	3,814,445	3,828,119	(13,674)
U.S. Dollar vs. Hungarian Forint, expiring 3/12/14	JPMorgan Chase Bank	2,215	488,000	2,215,150	2,249,937	(34,787)
U.S. Dollar vs. New Zealand Dollar, expiring 3/13/14	JPMorgan Chase Bank	3,906	4,750	3,906,054	3,887,044	19,010
U.S. Dollar vs. Australian Dollar, expiring 3/18/14	JPMorgan Chase Bank	9,489	10,675	9,489,114	9,485,755	3,359
European Union Euro vs. Japanese Yen, expiring 2/19/14#	JPMorgan Chase Bank	4,185	565,000	5,757,196	5,366,339	390,857
Japanese Yen vs. U.S. Dollar, expiring 2/7/14	JPMorgan Chase Bank	450,000	4,583	4,273,827	4,583,073	(309,246)
Japanese Yen vs. U.S. Dollar, expiring 2/7/14	JPMorgan Chase Bank	80,000	803	759,791	802,829	(43,038)
Japanese Yen vs. U.S. Dollar, expiring 2/7/14	JPMorgan Chase Bank	423,200	4,109	4,019,297	4,109,496	(90,199)
Japanese Yen vs. U.S. Dollar, expiring 2/19/14	JPMorgan Chase Bank	385,000	3,759	3,656,709	3,758,540	(101,831)

						$309,279

#	For cross-currency exchange contracts, the U.S. $ Current Value is the value at December 31, 2013 of the currency being purchased, and the U.S. $ Settlement Value is the value at December 31, 2013 of the currency being sold.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$4,973,919	$—	$4,973,919
Consumer Staples	—	5,969,112	—	5,969,112
Energy	—	6,853,389	—	6,853,389
Financials	—	28,804,532	—	28,804,532
Health Care	—	4,540,692	—	4,540,692
Industrials	—	5,416,038	—	5,416,038
Information Technology	—	3,839,786	—	3,839,786
Materials	—	3,365,176	—	3,365,176
Telecommunication Services	—	4,981,165	—	4,981,165
Utilities	—	5,195,291	—	5,195,291
Forward Currency Contracts	—	954,688	—	954,688
Government Securities
Foreign Governments	—	64,786,704	—	64,786,704
Municipal Bonds	—	450,623	—	450,623
Supranational	—	6,548,166	—	6,548,166
U.S. Government Agencies	—	10,247,005	—	10,247,005
U.S. Treasuries	—	109,875,497	—	109,875,497

Total Assets	$—	$266,801,783	$—	$266,801,783

Liabilities:
Forward Currency Contracts	$—	$(645,409)	$—	$(645,409)

Total Liabilities	$—	$(645,409)	$—	$(645,409)

Total	$—	$266,156,374	$—	$266,156,374

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	954,688
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$954,688

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(645,409)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(645,409)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(6,851,342)	—	(6,851,342)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(6,851,342)	$—	$(6,851,342)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,743,865	—	3,743,865
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$3,743,865	$—	$3,743,865

^ This Portfolio held forward foreign currency contracts as hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $125,596,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$ 954,688	$ (645,409)	$ —	$ 309,279

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$ 645,409	$ (645,409)	$ —	$ —

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$166,384,688
Long-term U.S. government debt securities	61,215,032

$227,599,720

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$202,180,316
Long-term U.S. government debt securities	71,660,053

$273,840,369

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,486,242
Aggregate gross unrealized depreciation	(4,308,785)

Net unrealized appreciation	$4,177,457

Federal income tax cost of investments	$261,669,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $261,661,779)	$265,847,095
Cash	6,174,232
Foreign cash (Cost $252,391)	252,166
Receivable for securities sold	3,363,074
Dividends, interest and other receivables	2,409,553
Unrealized appreciation on forward foreign currency contracts	954,688
Receivable from Separate Accounts for Trust shares sold	100,654
Other assets	3,099

Total assets	279,104,561

LIABILITIES
Payable for securities purchased	4,493,531
Unrealized depreciation on forward foreign currency contracts	645,409
Payable to Separate Accounts for Trust shares redeemed	223,567
Investment management fees payable	113,239
Administrative fees payable	42,149
Distribution fees payable - Class IB	19,873
Distribution fees payable - Class IA	3,966
Accrued expenses	121,901

Total liabilities	5,663,635

NET ASSETS	$273,440,926

Net assets were comprised of:
Paid in capital	$269,908,285
Accumulated undistributed net investment income (loss)	(2,537,700)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	1,572,098
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,498,243

Net assets	$273,440,926

Class IA
Net asset value, offering and redemption price per share, $18,908,881 / 2,026,810 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.33

Class IB
Net asset value, offering and redemption price per share, $93,326,944 / 10,024,377 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.31

Class K
Net asset value, offering and redemption price per share, $161,205,101 / 17,234,043 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$15,268,114

EXPENSES
Investment management fees	2,948,091
Distribution fees - Class IB	929,997
Administrative fees	863,362
Custodian fees	116,000
Professional fees	59,265
Printing and mailing expenses	54,742
Distribution fees - Class IA	48,697
Trustees’ fees	17,044
Miscellaneous	26,187

Gross expenses	5,063,385
Less: Waiver from investment manager	(50,801)

Net expenses	5,012,584

NET INVESTMENT INCOME (LOSS)	10,255,530

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	14,415,669
Foreign currency transactions	(7,237,100)

Net realized gain (loss)	7,178,569

Change in unrealized appreciation (depreciation) on:
Investments	(40,603,971)
Foreign currency translations	3,700,995

Net change in unrealized appreciation (depreciation)	(36,902,976)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,724,407)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,468,877)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,255,530	$14,596,228
Net realized gain (loss) on investments and foreign currency transactions	7,178,569	7,657,596
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(36,902,976)	7,302,385

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,468,877)	29,556,209

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,535)	(315,545)
Class IB	(13,019)	(8,793,790)
Class K	(19,588)	(2,319,698)

	(35,142)	(11,429,033)

Distributions from net realized capital gains
Class IA	(579,322)	(803,872)
Class IB	(2,934,129)	(23,157,774)
Class K	(4,771,244)	(5,162,042)

	(8,284,695)	(29,123,688)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,319,837)	(40,552,721)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 565,787 and 567,406 shares, respectively ]	5,483,991	5,752,006
Capital shares issued in reinvestment of dividends and distributions [ 62,101 and 112,434 shares, respectively ]	581,857	1,119,417
Capital shares repurchased [ (760,227) and (557,387) shares, respectively ]	(7,384,925)	(5,645,176)

Total Class IA transactions	(1,319,077)	1,226,247

Class IB
Capital shares sold [ 3,177,440 and 6,895,745 shares, respectively ]	30,900,568	69,740,998
Capital shares issued in reinvestment of dividends and distributions [ 315,188 and 3,217,225 shares, respectively ]	2,947,148	31,951,564
Capital shares repurchased [ (9,860,057) and (10,289,120) shares, respectively ]	(95,628,238)	(104,146,678)
Capital shares repurchased in-kind (Note 9)[ (45,545,519) and 0 shares, respectively ]	(436,410,664)	—

Total Class IB transactions	(498,191,186)	(2,454,116)

Class K
Capital shares sold [ 4,882,326 and 2,015,635 shares, respectively ]	46,985,310	20,432,696
Capital shares issued in reinvestment of dividends and distributions [ 510,221 and 751,348 shares, respectively ]	4,790,832	7,481,740
Capital shares repurchased [ (2,188,305) and (27,591,208) shares, respectively ]	(21,113,099)	(277,797,380)

Total Class K transactions	30,663,043	(249,882,944)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(468,847,220)	(251,110,813)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(496,635,934)	(262,107,325)
NET ASSETS:
Beginning of year	770,076,860	1,032,184,185

End of year (a)	$273,440,926	$770,076,860

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,537,700)	$(4,268,157)

See Notes to Financial Statements.

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EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.88	$10.04	$9.97	$9.66	$9.56

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.19 (e)	0.21 (e)	0.28 (e)	0.34	(e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.43)	0.18	0.27	0.34	(0.12)

Total from investment operations	(0.25)	0.37	0.48	0.62	0.22

Less distributions:
Dividends from net investment income	— #	(0.15)	(0.37)	(0.31)	(0.08)
Distributions from net realized gains	(0.30)	(0.38)	(0.04)	—	(0.04)

Total dividends and distributions	(0.30)	(0.53)	(0.41)	(0.31)	(0.12)

Net asset value, end of year	$9.33	$9.88	$10.04	$9.97	$9.66

Total return	(2.54)%	3.76%	4.78%	6.44%	2.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,909	$21,325	$20,439	$807,035	$708,202
Ratio of expenses to average net assets:
After waivers	1.00%	0.97%	0.74%	0.74%	0.80%
Before waivers	1.02%	0.97%	0.74%	0.74%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers	1.86%	1.84%	2.05%	2.79%	3.58%
Before waivers	1.84%	1.84%	2.05%	2.79%	3.58%
Portfolio turnover rate	44%	36%	86%	148%	159%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.85	$10.01	$9.95	$9.63	$9.56

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.18 (e)	0.21 (e)	0.25 (e)	0.23	(e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.42)	0.19	0.23	0.35	(0.04)

Total from investment operations	(0.24)	0.37	0.44	0.60	0.19

Less distributions:
Dividends from net investment income	— #	(0.15)	(0.34)	(0.28)	(0.08)
Distributions from net realized gains	(0.30)	(0.38)	(0.04)	—	(0.04)

Total dividends and distributions	(0.30)	(0.53)	(0.38)	(0.28)	(0.12)

Net asset value, end of year	$9.31	$9.85	$10.01	$9.95	$9.63

Total return	(2.45)%	3.72%	4.41%	6.28%	1.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$93,327	$610,175	$621,818	$573,902	$497,365
Ratio of expenses to average net assets:
After waivers	1.00%	1.01%	0.99%	0.99%	1.05%
Before waivers	1.02%	1.01%	0.99%	0.99%	1.05	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.84%	1.80%	2.09%	2.55%	2.50%
Before waivers	1.83%	1.80%	2.09%	2.55%	2.50%
Portfolio turnover rate	44%	36%	86%	148%	159%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.88	$10.04	$10.53

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.21 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.43)	0.18	(0.19)

Total from investment operations	(0.23)	0.39	(0.09)

Less distributions:
Dividends from net investment income	— #	(0.17)	(0.36)
Distributions from net realized gains	(0.30)	(0.38)	(0.04)

Total dividends and distributions	(0.30)	(0.55)	(0.40)

Net asset value, end of period	$9.35	$9.88	$10.04

Total return (b)	(2.34)%	3.97%	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$161,205	$138,577	$389,927
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.76%	0.74%
Before waivers (a)	0.77%	0.76%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.11%	2.05%	2.94%
Before waivers (a)	2.09%	2.05%	2.94%
Portfolio turnover rate	44%	36%	86%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	20.33%	15.74%	11.11%
Portfolio – Class IB Shares*	20.37	15.61	10.90
Portfolio – Class K Shares***	20.63	N/A	14.81
MSCI AC World (Net) Index	22.80	14.92	7.17
40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P ASX 200	23.45	11.29	N/A
VMI – Global Blend	27.56	13.84	8.80
VMI – Global Proxy Blend	28.10	13.65	N/A
* Date of inception 8/20/97. ** Date of inception 10/2/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 20.33% for the year ended December 31, 2013. The Portfolio’s benchmarks, the MSCI AC World (Net) Index returned 22.80%, the 40% DJ EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 23.45%, the VMI — Global Blend returned 27.56% and the VMI — Global Proxy Blend returned 28.10% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Underweighting the Material, Energy, Utilities and Information Technology sectors contributed to performance for the period.

•	Relative overweight positions in Qihoo 360, Bank Zachodni, Airbus Group, and Tencent Holdings added to Portfolio performance, as did avoiding poorly performing Barrick Gold.

What hurt performance during the year:

•	Stock selection was the leading detractor from performance. Sectors with detrimental stock selection included Consumer Staples, Consumer Discretionary, Information Technology and Energy.

•	A relative underweight position in the Health Care sector also detracted.

•	Samsung Electronics was a notable individual detractor from relative performance.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	18.7%
Information Technology	12.9
Consumer Discretionary	11.1
Industrials	10.2
Health Care	9.3
Consumer Staples	8.8
Energy	6.3
Materials	4.1
Telecommunication Services	3.6
Utilities	1.9
Cash and Other	13.1

100.0%

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,145.91	$6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.23	6.03
Class IB
Actual	1,000.00	1,146.23	6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.23	6.03
Class K
Actual	1,000.00	1,147.01	5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.49	4.76

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.19%, 1.18% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (2.1%)
AGL Energy Ltd.	30,417	$408,205
ALS Ltd.	20,678	162,662
Alumina Ltd.*	132,164	131,580
Amcor Ltd.	67,707	637,806
AMP Ltd.	163,049	639,125
APA Group	44,133	236,438
Asciano Ltd.	54,769	281,683
ASX Ltd.	10,867	356,688
Aurizon Holdings Ltd.	108,429	472,463
Australia & New Zealand Banking Group Ltd.	151,191	4,351,000
Bank of Queensland Ltd.	17,132	186,013
Bendigo and Adelaide Bank Ltd.	21,488	225,443
BHP Billiton Ltd.	176,881	6,000,028
Boral Ltd. (b)	43,933	187,116
Brambles Ltd.	87,212	712,525
Caltex Australia Ltd.	7,899	141,413
CFS Retail Property Trust Group (REIT)	108,338	188,150
Coca-Cola Amatil Ltd.	31,970	343,409
Cochlear Ltd.	3,198	168,246
Commonwealth Bank of Australia	88,621	6,156,290
Computershare Ltd.	25,485	258,958
Crown Resorts Ltd.	22,992	345,923
CSL Ltd.	26,600	1,637,879
Dexus Property Group (REIT)	258,138	231,644
Echo Entertainment Group Ltd.	41,762	91,732
Federation Centres Ltd. (REIT)	72,578	151,643
Flight Centre Travel Group Ltd.	2,751	116,800
Fortescue Metals Group Ltd.	82,591	429,199
Goodman Group (REIT)	91,791	387,672
GPT Group (REIT)	93,665	284,354
Harvey Norman Holdings Ltd.	32,214	90,894
Iluka Resources Ltd.	23,503	181,108
Incitec Pivot Ltd.	91,448	218,833
Insurance Australia Group Ltd.	116,677	606,333
Leighton Holdings Ltd.	8,797	126,541
Lend Lease Group	30,507	303,450
Macquarie Group Ltd.	15,489	760,228
Metcash Ltd.	49,804	140,525
Mirvac Group (REIT)	191,879	287,832
National Australia Bank Ltd.	129,602	4,030,584
Newcrest Mining Ltd.	42,877	298,622
Orica Ltd.	20,480	436,318
Origin Energy Ltd.	60,930	765,470
Qantas Airways Ltd.*	57,491	56,210
QBE Insurance Group Ltd.	66,475	683,182
Ramsay Health Care Ltd.	7,559	291,980
REA Group Ltd.	2,757	92,955
Rio Tinto Ltd.	23,785	1,447,981
Santos Ltd.	52,988	692,189
Seek Ltd.	16,137	193,221
Sonic Healthcare Ltd.	20,742	307,070
SP AusNet	93,733	104,199
Stockland Corp., Ltd. (REIT)	124,066	399,911
Suncorp Group Ltd.	69,365	811,362
Sydney Airport	61,766	209,573
Tabcorp Holdings Ltd.	38,958	126,272

Tatts Group Ltd.	78,106	$216,197
Telstra Corp., Ltd.	236,739	1,109,767
Toll Holdings Ltd.	38,276	194,123
Transurban Group	79,687	486,683
Treasury Wine Estates Ltd.	32,786	141,104
Wesfarmers Ltd.	55,412	2,178,984
Westfield Group (REIT)	111,629	1,005,706
Westfield Retail Trust (REIT)	162,816	431,774
Westpac Banking Corp.	170,826	4,938,939
Woodside Petroleum Ltd.	35,863	1,245,659
Woolworths Ltd.	68,805	2,079,608
WorleyParsons Ltd.	11,541	171,062

		53,784,536

Austria (0.4%)
Andritz AG	4,124	258,650
Erste Group Bank AG	132,481	4,616,497
Immofinanz AG*	53,741	249,001
OMV AG	8,270	395,807
Raiffeisen Bank International AG.	2,572	90,651
Telekom Austria AG	11,646	88,182
Vienna Insurance Group AG Wiener Versicherung Gruppe	63,730	3,175,968
Voestalpine AG	6,335	304,417

		9,179,173

Belgium (0.3%)
Ageas	12,228	520,643
Anheuser-Busch InBev N.V.	44,189	4,696,698
Belgacom S.A.	8,693	257,178
Colruyt S.A.	4,140	231,119
Delhaize Group S.A.	5,696	338,515
Groupe Bruxelles Lambert S.A.	4,529	415,764
KBC Groep N.V.	13,651	774,662
Solvay S.A.	3,328	526,508
Telenet Group Holding N.V.	2,446	145,955
UCB S.A.	6,266	466,694
Umicore S.A.	6,337	296,013

		8,669,749

Bermuda (0.0%)
Nabors Industries Ltd.	11,388	193,482
Seadrill Ltd.	20,719	845,799

		1,039,281

Brazil (1.5%)
AMBEV S.A. (ADR)	895,940	6,585,159
Banco Bradesco S.A. (Preference)	353,671	4,360,831
BM&F Bovespa S.A.	490,300	2,298,492
BRF S.A.	325,129	6,787,158
CCR S.A.	324,964	2,447,647
Embraer S.A. (ADR)	96,944	3,119,658
Itau Unibanco Holding S.A. (Preference) (ADR)	212,821	2,887,981
Lojas Arapua S.A. (Preference)*†(b)	1,248,000	—
Petroleo Brasileiro S.A.	201,316	1,364,435
Petroleo Brasileiro S.A. (BM&FBOVESPA) (ADR)	69,225	953,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Petroleo Brasileiro S.A. (Preference)	537,242	$3,889,411
Raia Drogasil S.A.	146,304	916,551
Ultrapar Participacoes S.A.	105,300	2,497,207

		38,108,450

Chile (0.1%)
S.A.C.I. Falabella	292,453	2,623,144

China (1.7%)
Bank of China Ltd., Class H	16,810,000	7,739,151
China Conch Venture Holdings Ltd.*	175,000	479,573
China Construction Bank Corp., Class H	6,157,420	4,645,282
China Mengniu Dairy Co., Ltd.	592,000	2,809,486
China Oilfield Services Ltd., Class H	982,000	3,045,678
China Pacific Insurance Group Co., Ltd., Class H	1,013,600	3,973,723
China Petroleum & Chemical Corp., Class H	1,976,000	1,613,051
Chongqing Changan Automobile Co., Ltd., Class B †(b)	315,600	622,710
NetEase, Inc. (ADR)	7,200	565,920
Qihoo 360 Technology Co., Ltd. (ADR)*	34,567	2,836,222
Sihuan Pharmaceutical Holdings Group Ltd.	1,810,000	1,652,606
Tencent Holdings Ltd.	139,400	8,891,485
Tsingtao Brewery Co., Ltd., Class H	234,000	1,978,089
Uni-President China Holdings Ltd.	1,338,000	1,363,140
Yangzijiang Shipbuilding Holdings Ltd.	100,497	94,369

		42,310,485

Colombia (0.1%)
Grupo de Inversiones Suramericana S.A.	75,867	1,324,724
Grupo de Inversiones Suramericana S.A. (Preference)	74,000	1,341,202

		2,665, 926

Cyprus (0.1%)
Eurasia Drilling Co., Ltd. (GDR)(b)(m)	36,976	1,663,920

Czech Republic (0.1%)
Komercni Banka A/S	14,399	3,205,441

Denmark (0.4%)
A. P. Moller—Maersk A/S, Class A	30	309,253
A. P. Moller—Maersk A/S, Class B	73	792,227
Carlsberg A/S, Class B	6,002	664,091
Coloplast A/S, Class B	5,847	387,086
Danske Bank A/S*	36,595	839,504
DSV A/S	9,550	313,123
FLSmidth & Co. A/S	30,268	1,652,732
Novo Nordisk A/S, Class B	21,801	3,996,163
Novozymes A/S, Class B	12,180	514,131
TDC A/S	44,026	427,047
Tryg A/S	1,280	123,804
William Demant Holding A/S*	1,401	136,154

		10,155,315

Finland (0.3%)
Elisa Oyj	7,658	$202,906
Fortum Oyj	57,229	1,309,279
Kone Oyj, Class B	17,472	788,388
Metso Oyj	7,300	311,522
Neste Oil Oyj	6,641	131,285
Nokia Oyj*	205,769	1,647,505
Nokian Renkaat Oyj	6,228	298,761
Orion Oyj, Class B	5,670	159,280
Pohjola Bank plc, Class A	7,244	145,697
Sampo Oyj, Class A	22,765	1,118,672
Stora Enso Oyj, Class R	30,965	310,756
UPM-Kymmene Oyj	29,474	497,922
Wartsila Oyj	9,411	463,104

		7,385,077

France (4.0%)
Accor S.A.	8,293	391,318
Aeroports de Paris S.A.	1,669	189,424
Air Liquide S.A.	17,157	2,426,377
Airbus Group N.V.	151,644	11,642,895
Alcatel-Lucent*	151,651	679,704
Alstom S.A.	11,568	421,326
Arkema S.A.	3,423	399,278
AtoS	3,781	342,208
AXA S.A.‡	99,156	2,756,824
BNP Paribas S.A.	54,583	4,253,839
Bouygues S.A.	10,606	400,076
Bureau Veritas S.A.	12,276	358,788
Cap Gemini S.A.	7,765	524,822
Carrefour S.A.	33,676	1,334,712
Casino Guichard Perrachon S.A.	3,106	357,943
CGG S.A.*	8,906	154,130
Christian Dior S.A.	3,059	578,005
Cie de Saint-Gobain S.A.	22,683	1,247,420
Cie Generale des Etablissements Michelin	10,099	1,073,249
CNP Assurances S.A.	8,494	174,109
Credit Agricole S.A.*	53,447	684,169
Danone S.A.	31,076	2,236,746
Dassault Systemes S.A.	3,427	425,392
Edenred	10,757	360,045
EDF S.A.	13,495	476,844
Essilor International S.A.	11,174	1,187,954
Eurazeo S.A.	1,619	126,909
Eutelsat Communications S.A.	7,564	235,847
Fonciere des Regions (REIT)	1,536	132,595
GDF Suez S.A.	73,409	1,726,403
Gecina S.A. (REIT)	1,202	158,794
Groupe Eurotunnel S.A. (Registered)	30,806	323,782
ICADE (REIT)	2,125	197,824
Iliad S.A.	1,409	288,622
Imerys S.A.	1,999	173,829
J.C. Decaux S.A.	3,474	143,232
Kering	32,676	6,906,932
Klepierre S.A. (REIT)	5,745	266,226
Lafarge S.A.	10,478	785,162
Lagardere S.C.A.	5,779	214,814
Legrand S.A.	14,780	814,534
L’Oreal S.A.	13,245	2,326,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

LVMH Moet Hennessy Louis Vuitton S.A.	50,206	$9,158,469
Natixis S.A.	49,600	291,635
Orange S.A.	101,275	1,253,916
Pernod-Ricard S.A.	11,579	1,319,100
Publicis Groupe S.A.	9,898	905,645
Remy Cointreau S.A.	1,273	106,810
Renault S.A.	10,384	834,974
Rexel S.A.	10,891	285,796
Safran S.A.	14,813	1,029,305
Sanofi S.A.	65,453	6,944,170
Schneider Electric S.A.	29,241	2,550,382
SCOR SE	7,825	285,968
Societe BIC S.A.	1,547	189,538
Societe Generale S.A.	87,769	5,097,804
Sodexo S.A.	5,291	536,013
Suez Environnement Co. S.A.	16,182	289,957
Technip S.A.	62,687	6,024,622
Thales S.A.	5,117	329,447
Total S.A.	117,329	7,187,565
Unibail-Rodamco SE (REIT)	5,308	1,360,038
Valeo S.A.	4,100	453,655
Vallourec S.A.	5,796	315,753
Veolia Environnement S.A.	18,969	309,364
Vinci S.A.	26,411	1,733,840
Vivendi S.A.	65,822	1,734,511
Wendel S.A.	1,657	241,517
Zodiac Aerospace	1,936	342,907

		101,012,643

Germany (4.3%)
Adidas AG	11,416	1,454,910
Allianz SE (Registered)	60,763	10,896,173
Axel Springer SE	2,335	150,013
BASF SE	50,550	5,388,781
Bayer AG (Registered)	86,241	12,095,526
Bayerische Motoren Werke (BMW) AG	18,084	2,120,117
Bayerische Motoren Werke (BMW) AG (Preference)	85,980	7,344,172
Beiersdorf AG	5,657	573,091
Brenntag AG	2,926	542,409
Celesio AG	5,074	160,547
Commerzbank AG*	51,928	836,531
Continental AG	5,972	1,309,580
Daimler AG (Registered)	52,849	4,573,105
Deutsche Bank AG (Registered)	172,409	8,224,323
Deutsche Boerse AG	10,679	884,404
Deutsche Lufthansa AG (Registered)*	12,345	261,878
Deutsche Post AG (Registered)	49,758	1,813,980
Deutsche Telekom AG (Registered)	158,847	2,716,276
Deutsche Wohnen AG	16,399	316,631
E.ON SE	98,581	1,819,314
Fraport AG	1,956	146,356
Fresenius Medical Care AG & Co. KGaA	11,768	837,469
Fresenius SE & Co. KGaA	6,957	1,068,095
Fuchs Petrolub SE (Preference)	1,775	173,470
GEA Group AG	9,804	466,663
Hannover Rueck SE	3,387	290,659

HeidelbergCement AG	7,893	$598,841
Henkel AG & Co. KGaA	7,290	758,582
Henkel AG & Co. KGaA (Preference)	9,677	1,122,389
Hochtief AG	1,735	148,127
Hugo Boss AG	1,796	255,723
Infineon Technologies AG	60,977	650,956
K+S AG (Registered)	9,667	297,563
Kabel Deutschland Holding AG	1,216	157,616
Lanxess AG	4,670	311,429
Linde AG	27,403	5,732,028
MAN SE	1,769	217,200
Merck KGaA	3,627	649,904
Metro AG	7,282	352,628
Muenchener Rueckversicherungs AG (Registered)	9,806	2,160,442
OSRAM Licht AG*	4,381	247,105
Porsche Automobil Holding SE (Preference)	8,592	894,302
ProSiebenSat.1 Media AG (Registered)	10,104	500,403
RWE AG	26,549	971,707
SAP AG	144,742	12,407,265
Siemens AG (Registered)	83,815	11,448,564
Sky Deutschland AG*	23,589	259,611
Suedzucker AG	4,589	123,863
Telefonica Deutschland Holding AG	13,275	109,575
ThyssenKrupp AG*	21,655	526,999
United Internet AG (Registered)	5,517	234,675
Volkswagen AG	1,657	448,840
Volkswagen AG (Preference)	7,900	2,218,708

		110,269,518

Hong Kong (1.2%)
AIA Group Ltd.	663,000	3,325,987
ASM Pacific Technology Ltd.	14,300	119,684
Bank of East Asia Ltd.	65,800	278,752
Beijing Enterprises Holdings Ltd.	172,000	1,705,737
BOC Hong Kong Holdings Ltd.	207,500	664,970
Cathay Pacific Airways Ltd.	63,000	133,242
Cheung Kong Holdings Ltd.	75,000	1,183,859
Cheung Kong Infrastructure Holdings Ltd.	33,000	208,317
China Mobile Ltd.	455,500	4,722,825
China Overseas Grand Oceans Group Ltd.	550,000	524,161
China Overseas Land & Investment Ltd.	634,000	1,782,392
CLP Holdings Ltd.	96,500	762,861
First Pacific Co., Ltd.	139,500	158,672
Galaxy Entertainment Group Ltd.*	113,000	1,013,521
Hang Lung Properties Ltd.	126,000	398,102
Hang Seng Bank Ltd.	42,900	695,424
Henderson Land Development Co., Ltd.	58,300	332,690
HKT Trust/HKT Ltd.	107,000	105,699
Hong Kong & China Gas Co., Ltd.	321,714	737,665
Hong Kong Exchanges and Clearing Ltd.	57,500	958,791
Hopewell Holdings Ltd.	30,000	101,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Hutchison Whampoa Ltd.	116,000	$1,576,725
Hysan Development Co., Ltd.	37,000	159,370
Kerry Properties Ltd.	39,000	135,293
Li & Fung Ltd.	330,000	425,570
Link REIT (REIT)	127,000	615,813
Michael Kors Holdings Ltd.*	7,965	646,678
MTR Corp., Ltd.	81,000	306,585
New World Development Co., Ltd.	210,500	265,762
Noble Group Ltd.	251,181	212,975
NWS Holdings Ltd.	77,768	118,542
PCCW Ltd.	209,000	93,526
Power Assets Holdings Ltd.	78,000	620,133
Shangri-La Asia Ltd.	86,166	168,014
Sino Biopharmaceutical Ltd.	1,844,000	1,462,492
Sino Land Co., Ltd.	163,400	223,365
SJM Holdings Ltd.	111,000	372,181
Sun Hung Kai Properties Ltd.	88,000	1,116,129
Swire Pacific Ltd., Class A	38,000	445,456
Swire Properties Ltd.	60,000	151,658
Wharf Holdings Ltd.	85,100	650,791
Wheelock & Co., Ltd.	50,000	229,872
Yue Yuen Industrial Holdings Ltd.	43,500	145,294

		30,057,131

Hungary (0.2%)
Richter Gedeon Nyrt	202,242	4,117,300

India (1.6%)
Asian Paints Ltd.	247,196	1,958,226
DLF Ltd.	980,320	2,641,975
Glenmark Pharmaceuticals Ltd.	301,549	2,602,569
HDFC Bank Ltd.	274,494	3,014,827
ICICI Bank Ltd. (ADR)	116,417	4,327,220
Idea Cellular Ltd.	969,319	2,615,461
IndusInd Bank Ltd.	213,329	1,450,934
Infosys Ltd.	83,954	4,730,972
ING Vysya Bank Ltd.	131,107	1,298,141
ITC Ltd.	593,395	3,087,611
Oil & Natural Gas Corp., Ltd.	198,484	927,039
Sun Pharmaceutical Industries Ltd.	281,376	2,581,308
Tata Consultancy Services Ltd.	115,909	4,070,166
Zee Entertainment Enterprises Ltd.	1,027,207	4,593,411

		39,899,860

Indonesia (0.2%)
Bank Tabungan Negara Persero Tbk PT	15,400,589	1,100,946
Kalbe Farma Tbk PT	16,470,000	1,691,660
Matahari Department Store Tbk PT*	1,868,000	1,688,414
PT Indosat Tbk	2,131,500	726,847
Semen Indonesia Persero Tbk PT	1,059,000	1,231,294

		6,439,161

Ireland (0.6%)
Accenture plc, Class A	28,255	2,323,126
Allegion plc*	3,907	172,635
Bank of Ireland*	1,101,510	381,868
Covidien plc	20,422	1,390,738
CRH plc	40,334	1,015,421
Eaton Corp. plc	21,118	1,607,502
Experian plc	54,500	1,005,377

Ingersoll-Rand plc	11,905	$733,348
James Hardie Industries plc (CDI)	24,479	282,834
Kerry Group plc, Class A	8,464	588,018
Seagate Technology plc	14,496	814,095
Shire plc	94,143	4,446,157
XL Group plc	12,563	400,006

		15,161,125

Israel (0.1%)
Bank Hapoalim B.M.	59,521	333,434
Bank Leumi Le-Israel B.M.*	65,449	267,300
Bezeq Israeli Telecommunication Corp., Ltd.	97,116	164,611
Delek Group Ltd.	246	93,950
Israel Chemicals Ltd.	25,003	208,334
Israel Corp., Ltd.*	165	86,825
Mizrahi Tefahot Bank Ltd.	5,142	67,296
NICE Systems Ltd.	3,043	124,630
Teva Pharmaceutical Industries Ltd.	46,935	1,876,319

		3,222,699

Italy (0.9%)
Assicurazioni Generali S.p.A.	63,732	1,499,262
Atlantia S.p.A.	18,582	416,937
Banca Monte dei Paschi di Siena S.p.A.*	340,759	82,224
Brunello Cucinelli S.p.A.	11,022	391,659
Enel Green Power S.p.A.	101,237	255,007
Enel S.p.A.	358,606	1,565,843
Eni S.p.A.	139,739	3,362,259
Exor S.p.A.	4,875	193,886
Fiat S.p.A.*	47,905	391,793
Finmeccanica S.p.A.*	21,382	161,931
Gtech Spa	53,252	1,623,414
Intesa Sanpaolo S.p.A.	634,139	1,565,059
Luxottica Group S.p.A.	9,493	508,668
Mediobanca S.p.A.*	30,082	263,201
Pirelli & C. S.p.A.	12,791	221,365
Prysmian S.p.A.	92,920	2,391,700
Saipem S.p.A.	14,854	317,963
Snam S.p.A.	108,826	608,729
Telecom Italia S.p.A.	536,542	532,185
Telecom Italia S.p.A. (RNC)	338,405	264,894
Terna Rete Elettrica Nazionale S.p.A.	80,487	402,157
Tod’s S.p.A.	19,575	3,269,220
UniCredit S.p.A.	237,036	1,754,367
Unione di Banche Italiane S.c.p.A.	46,232	313,936

		22,357,659

Japan (7.4%)
ABC-Mart, Inc.	1,600	69,813
Acom Co., Ltd.*	25,800	87,462
Advantest Corp.	8,000	99,288
Aeon Co., Ltd.	33,700	456,011
AEON Financial Service Co., Ltd.	3,300	88,368
Aeon Mall Co., Ltd.	5,580	156,363
Air Water, Inc.	8,000	108,176
Aisin Seiki Co., Ltd.	10,800	437,907
Ajinomoto Co., Inc.	32,000	462,482
Alfresa Holdings Corp.	2,300	114,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Amada Co., Ltd.	21,000	$184,854
ANA Holdings, Inc.	63,000	125,629
Aozora Bank Ltd.	63,000	178,274
Asahi Glass Co., Ltd.	57,000	353,983
Asahi Group Holdings Ltd.	21,700	610,757
Asahi Kasei Corp.	71,000	555,541
Asics Corp.	7,900	134,655
Astellas Pharma, Inc.	24,100	1,425,724
Bank of Kyoto Ltd.	19,000	158,408
Bank of Yokohama Ltd.	62,000	345,000
Benesse Holdings, Inc.	3,900	156,467
Bridgestone Corp.	35,500	1,341,658
Brother Industries Ltd.	12,600	171,932
Calbee, Inc.	4,400	106,751
Canon, Inc.	62,100	1,963,660
Casio Computer Co., Ltd.	11,700	142,986
Central Japan Railway Co.	8,000	940,461
Chiba Bank Ltd.	42,000	282,765
Chiyoda Corp.	9,000	130,415
Chubu Electric Power Co., Inc.	36,200	467,152
Chugai Pharmaceutical Co., Ltd.	12,600	278,179
Chugoku Bank Ltd.	7,400	93,879
Chugoku Electric Power Co., Inc.	16,700	259,436
Citizen Holdings Co., Ltd.	15,700	132,088
Coca-Cola West Co., Ltd.	3,700	78,244
Credit Saison Co., Ltd.	8,600	225,882
Dai Nippon Printing Co., Ltd.	31,000	328,516
Daicel Corp.	17,000	138,182
Daido Steel Co., Ltd.	15,000	74,352
Daihatsu Motor Co., Ltd.	10,000	169,215
Dai-ichi Life Insurance Co., Ltd.	303,700	5,066,954
Daiichi Sankyo Co., Ltd.	37,800	690,242
Daikin Industries Ltd.	12,600	783,686
Dainippon Sumitomo Pharma Co., Ltd.	8,400	131,213
Daito Trust Construction Co., Ltd.	4,100	382,708
Daiwa House Industry Co., Ltd.	32,000	618,365
Daiwa Securities Group, Inc.	89,400	891,368
DeNA Co., Ltd.	6,100	128,128
Denso Corp.	26,500	1,396,591
Dentsu, Inc.	12,186	497,577
Don Quijote Holdings Co., Ltd	3,200	193,562
East Japan Railway Co.	18,437	1,467,117
Eisai Co., Ltd.	14,100	545,603
Electric Power Development Co., Ltd.	6,800	197,911
FamilyMart Co., Ltd.	3,300	150,570
FANUC Corp.	24,318	4,445,176
Fast Retailing Co., Ltd.	2,900	1,195,138
Fuji Electric Co., Ltd.	29,000	135,486
Fuji Heavy Industries Ltd.	31,700	907,563
Fujifilm Holdings Corp.	26,000	735,979
Fujitsu Ltd.*	105,000	542,399
Fukuoka Financial Group, Inc.	45,000	196,990
Gree, Inc.	4,900	48,344
GungHo Online Entertainment, Inc.*	18,000	129,389
Gunma Bank Ltd.	22,000	122,628
Hachijuni Bank Ltd.	24,000	139,702
Hakuhodo DY Holdings, Inc.	12,300	95,190
Hamamatsu Photonics KK	3,800	151,733
Hankyu Hanshin Holdings, Inc.	63,000	339,797

Hino Motors Ltd.	15,000	$235,305
Hirose Electric Co., Ltd.	1,600	227,595
Hiroshima Bank Ltd.	24,000	99,136
Hisamitsu Pharmaceutical Co., Inc.	3,500	176,147
Hitachi Chemical Co., Ltd.	5,400	85,992
Hitachi Construction Machinery Co., Ltd.	6,000	127,908
Hitachi High-Technologies Corp.	3,700	92,790
Hitachi Ltd.	266,200	2,012,109
Hitachi Metals Ltd.	9,000	126,996
Hokkaido Electric Power Co., Inc.*	10,900	125,136
Hokuhoku Financial Group, Inc.	58,000	115,659
Hokuriku Electric Power Co.	9,900	134,150
Honda Motor Co., Ltd.	89,600	3,684,057
Hoya Corp.	24,400	677,018
Hulic Co., Ltd.	15,400	227,395
Ibiden Co., Ltd.	6,400	119,480
Idemitsu Kosan Co., Ltd.	5,200	118,162
IHI Corp.	74,000	319,020
Iida Group Holdings Co., Ltd.*	7,100	141,717
INPEX Corp.	49,200	629,775
Isetan Mitsukoshi Holdings Ltd.	19,400	275,406
Isuzu Motors Ltd.	67,000	416,086
ITOCHU Corp.	81,700	1,007,770
ITOCHU Techno-Solutions Corp.	1,300	52,649
Iyo Bank Ltd.	14,000	137,062
J. Front Retailing Co., Ltd.	26,000	196,525
Japan Airlines Co., Ltd.	3,344	164,803
Japan Exchange Group, Inc.	14,000	397,360
Japan Petroleum Exploration Co.	1,700	64,329
Japan Prime Realty Investment Corp. (REIT)	45	144,003
Japan Real Estate Investment Corp. (REIT)	62	332,048
Japan Retail Fund Investment Corp. (REIT)	125	254,249
Japan Steel Works Ltd.	17,000	94,920
Japan Tobacco, Inc.	60,200	1,955,028
JFE Holdings, Inc.	26,700	634,350
JGC Corp.	11,000	430,871
Joyo Bank Ltd.	37,000	188,672
JSR Corp.	9,900	191,401
JTEKT Corp.	12,300	209,068
JX Holdings, Inc.	126,033	647,458
Kajima Corp.	49,000	183,791
Kakaku.com, Inc.	7,900	138,556
Kamigumi Co., Ltd.	14,000	128,155
Kaneka Corp.	15,000	98,281
Kansai Electric Power Co., Inc.*	37,200	427,071
Kansai Paint Co., Ltd.	12,000	177,191
Kao Corp.	28,400	892,641
Kawasaki Heavy Industries Ltd.	80,000	335,011
KDDI Corp.	123,725	7,601,375
Keikyu Corp.	27,000	222,287
Keio Corp.	32,000	213,009
Keisei Electric Railway Co., Ltd.	15,000	137,736
Keyence Corp.	15,518	6,630,994
Kikkoman Corp.	9,000	169,727
Kinden Corp.	8,000	83,563
Kintetsu Corp.	101,000	353,898
Kirin Holdings Co., Ltd.	48,000	689,621
Kobe Steel Ltd.*	138,000	235,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Koito Manufacturing Co., Ltd.	5,000	$95,290
Komatsu Ltd.	50,900	1,032,887
Konami Corp.	5,900	136,085
Konica Minolta, Inc.	27,500	273,929
Kubota Corp.	58,000	957,763
Kuraray Co., Ltd.	19,300	229,635
Kurita Water Industries Ltd.	6,600	136,751
Kyocera Corp.	69,600	3,469,756
Kyowa Hakko Kirin Co., Ltd.	11,000	121,062
Kyushu Electric Power Co., Inc.*	24,600	313,486
Lawson, Inc.	3,400	254,088
LIXIL Group Corp.	14,900	407,907
M3, Inc.	44	110,094
Mabuchi Motor Co., Ltd.	1,200	71,218
Makita Corp.	6,300	330,225
Marubeni Corp.	93,000	667,629
Marui Group Co., Ltd.	11,700	118,655
Maruichi Steel Tube Ltd.	2,300	58,008
Mazda Motor Corp.*	144,300	745,411
McDonald’s Holdings Co. Japan Ltd.	3,910	99,764
Medipal Holdings Corp.	7,800	102,805
MEIJI Holdings Co., Ltd.	3,422	219,663
Miraca Holdings, Inc.	3,200	150,717
Mitsubishi Chemical Holdings Corp.	76,000	350,736
Mitsubishi Corp.	76,600	1,467,118
Mitsubishi Electric Corp.	105,000	1,316,114
Mitsubishi Estate Co., Ltd.	68,000	2,030,766
Mitsubishi Gas Chemical Co., Inc.	23,000	169,044
Mitsubishi Heavy Industries Ltd.	164,000	1,013,807
Mitsubishi Logistics Corp.	7,000	110,407
Mitsubishi Materials Corp.	64,000	235,799
Mitsubishi Motors Corp.*	24,200	259,442
Mitsubishi Tanabe Pharma Corp.	12,900	179,578
Mitsubishi UFJ Financial Group, Inc.	700,800	4,618,319
Mitsubishi UFJ Lease & Finance Co., Ltd.	33,800	207,017
Mitsui & Co., Ltd.	94,600	1,316,010
Mitsui Chemicals, Inc.	46,000	110,949
Mitsui Fudosan Co., Ltd.	46,000	1,653,309
Mitsui O.S.K. Lines Ltd.	61,000	274,561
Mizuho Financial Group, Inc.	1,255,944	2,719,165
MS&AD Insurance Group Holdings, Inc.	28,407	761,225
Murata Manufacturing Co., Ltd.	76,403	6,776,223
Nabtesco Corp.	5,400	124,347
Namco Bandai Holdings, Inc.	10,300	228,280
NEC Corp.	146,000	328,573
Nexon Co., Ltd.	232,000	2,141,335
NGK Insulators Ltd.	14,000	265,616
NGK Spark Plug Co., Ltd.	9,000	212,800
NHK Spring Co., Ltd.	9,000	101,358
Nidec Corp.	41,778	4,086,159
Nikon Corp.	19,100	364,371
Nintendo Co., Ltd.	5,900	784,911
Nippon Building Fund, Inc. (REIT)	76	441,667
Nippon Electric Glass Co., Ltd.	21,000	110,075
Nippon Express Co., Ltd.	40,000	193,334
Nippon Meat Packers, Inc.	10,000	171,494
Nippon Paint Co., Ltd.	10,000	166,081
Nippon Prologis REIT, Inc. (REIT)	14	133,738

Nippon Steel & Sumitomo Metal Corp.	413,915	$1,383,516
Nippon Telegraph & Telephone Corp.	20,659	1,110,340
Nippon Yusen KK	90,000	287,152
Nishi-Nippon City Bank Ltd.	35,000	94,056
Nissan Motor Co., Ltd.	135,600	1,138,262
Nisshin Seifun Group, Inc.	12,100	124,895
Nissin Foods Holdings Co., Ltd.	3,300	139,132
Nitori Holdings Co., Ltd.	1,950	184,612
Nitto Denko Corp.	9,300	391,658
NKSJ Holdings, Inc.	17,481	485,371
NOK Corp.	5,800	94,730
Nomura Holdings, Inc.	198,300	1,523,357
Nomura Real Estate Holdings, Inc.	7,500	168,645
Nomura Real Estate Office Fund, Inc. (REIT)	22	102,156
Nomura Research Institute Ltd.	5,400	169,984
NSK Ltd.	24,000	298,091
NTT Data Corp.	7,000	257,905
NTT DOCOMO, Inc.	83,600	1,369,386
NTT Urban Development Corp.	6,700	76,919
Obayashi Corp.	38,000	216,143
Odakyu Electric Railway Co., Ltd.	35,000	316,067
Oji Holdings Corp.	45,000	230,320
Olympus Corp.*	12,600	398,424
Omron Corp.	11,400	502,830
Ono Pharmaceutical Co., Ltd.	4,600	402,298
Oracle Corp. Japan	2,200	80,325
Oriental Land Co., Ltd.	2,800	403,342
ORIX Corp.	69,600	1,220,693
Osaka Gas Co., Ltd.	105,000	411,784
Otsuka Corp.	800	101,871
Otsuka Holdings Co., Ltd.	20,400	588,890
Panasonic Corp.	120,500	1,400,551
Park24 Co., Ltd.	4,400	82,853
Rakuten, Inc.	40,700	604,452
Resona Holdings, Inc.	98,905	503,400
Ricoh Co., Ltd.	36,000	382,186
Rinnai Corp.	1,800	139,987
Rohm Co., Ltd.	5,400	262,539
Sankyo Co., Ltd.	2,700	124,347
Sanrio Co., Ltd.	2,300	96,643
Santen Pharmaceutical Co., Ltd.	4,300	200,280
SBI Holdings, Inc.	11,660	176,046
Secom Co., Ltd.	11,800	710,398
Sega Sammy Holdings, Inc.	9,700	246,576
Sekisui Chemical Co., Ltd.	24,000	293,989
Sekisui House Ltd.	30,000	418,764
Seven & I Holdings Co., Ltd.	40,900	1,623,417
Seven Bank Ltd.	32,000	124,888
Sharp Corp.*	78,000	247,384
Shikoku Electric Power Co., Inc.*	9,600	143,576
Shimadzu Corp.	14,000	121,641
Shimamura Co., Ltd.	1,200	112,354
Shimano, Inc.	4,200	360,137
Shimizu Corp.	31,000	156,310
Shin-Etsu Chemical Co., Ltd.	22,400	1,306,011
Shinsei Bank Ltd.	96,000	234,280
Shionogi & Co., Ltd.	16,800	363,726
Shiseido Co., Ltd.	20,200	324,359

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Shizuoka Bank Ltd.	29,000	$308,973
Showa Denko KK	83,000	117,434
Showa Shell Sekiyu KK	9,500	96,344
SMC Corp.	2,800	704,586
SoftBank Corp.	52,700	4,603,931
Sojitz Corp.	66,000	117,197
Sony Corp.	56,400	977,936
Sony Financial Holdings, Inc.	10,100	183,567
Stanley Electric Co., Ltd.	7,700	176,067
Sumco Corp.	7,200	63,447
Sumitomo Chemical Co., Ltd.	84,000	328,630
Sumitomo Corp.	63,100	791,521
Sumitomo Electric Industries Ltd.	42,300	704,531
Sumitomo Heavy Industries Ltd.	29,000	133,283
Sumitomo Metal Mining Co., Ltd.	29,000	379,195
Sumitomo Mitsui Financial Group, Inc.	143,363	7,378,477
Sumitomo Mitsui Trust Holdings, Inc.	183,020	962,806
Sumitomo Realty & Development Co., Ltd.	20,000	993,258
Sumitomo Rubber Industries Ltd.	9,100	129,099
Suntory Beverage & Food Ltd.	6,800	216,637
Suruga Bank Ltd.	11,000	196,999
Suzuken Co., Ltd.	4,100	132,566
Suzuki Motor Corp.	20,700	555,879
Sysmex Corp.	4,100	241,772
T&D Holdings, Inc.	32,500	453,352
Taiheiyo Cement Corp.	64,000	245,523
Taisei Corp.	50,000	226,949
Taisho Pharmaceutical Holdings Co., Ltd.	1,900	130,443
Taiyo Nippon Sanso Corp.	15,000	106,543
Takashimaya Co., Ltd.	14,000	139,189
Takeda Pharmaceutical Co., Ltd.	43,200	1,979,299
TDK Corp.	6,900	330,225
Teijin Ltd.	53,000	117,767
Terumo Corp.	8,500	409,220
THK Co., Ltd.	5,600	139,535
Tobu Railway Co., Ltd.	57,000	276,042
Toho Co., Ltd.	6,000	131,782
Toho Gas Co., Ltd.	23,000	111,822
Tohoku Electric Power Co., Inc.*	26,100	293,194
Tokio Marine Holdings, Inc.	37,800	1,261,675
Tokyo Electric Power Co., Inc.*	76,600	376,054
Tokyo Electron Ltd.	9,600	525,078
Tokyo Gas Co., Ltd.	131,000	644,364
Tokyo Tatemono Co., Ltd.	21,000	232,912
Tokyu Corp.	64,000	413,864
Tokyu Fudosan Holdings Corp.*	28,600	268,863
TonenGeneral Sekiyu KK	16,000	146,615
Toppan Printing Co., Ltd.	31,000	247,564
Toray Industries, Inc.	82,000	566,860
Toshiba Corp.	217,000	910,778
TOTO Ltd.	16,000	253,271
Toyo Seikan Kaisha Ltd.	8,000	171,608
Toyo Suisan Kaisha Ltd.	5,000	150,033
Toyoda Gosei Co., Ltd.	3,500	81,327
Toyota Boshoku Corp.	3,400	42,391
Toyota Industries Corp.	9,100	410,023
Toyota Motor Corp.	151,500	9,235,875
Toyota Tsusho Corp.	11,900	294,138

Trend Micro, Inc.	6,100	$213,161
Tsumura & Co.	3,200	84,717
Ube Industries Ltd.	57,000	121,783
Unicharm Corp.	6,400	364,638
United Urban Investment Corp. (REIT)	139	199,703
USS Co., Ltd.	12,500	171,399
West Japan Railway Co.	9,500	411,357
Yahoo! Japan Corp.	81,700	453,846
Yakult Honsha Co., Ltd.	5,100	257,155
Yamada Denki Co., Ltd.	49,700	162,347
Yamaguchi Financial Group, Inc.	11,000	101,738
Yamaha Corp.	8,300	131,542
Yamaha Motor Co., Ltd.	16,300	244,090
Yamato Holdings Co., Ltd.	21,000	423,948
Yamato Kogyo Co., Ltd.	2,200	70,193
Yamazaki Baking Co., Ltd.	6,000	61,476
Yaskawa Electric Corp.	13,000	205,289
Yokogawa Electric Corp.	10,800	165,625
Yokohama Rubber Co., Ltd.	10,000	98,091

		188,271,632

Luxembourg (0.1%)
ArcelorMittal S.A.	55,146	983,961
Millicom International Cellular S.A. (SDR)	3,523	350,829
RTL Gorup S.A.	2,084	269,293
SES S.A. (FDR)	17,198	556,703
Tenaris S.A.	26,497	578,857

		2,739,643

Macau (0.1%)
MGM China Holdings Ltd.	54,800	233,919
Sands China Ltd.	130,787	1,068,486
Wynn Macau Ltd.	87,600	397,088

		1,699,493

Malaysia (0.5%)
Astro Malaysia Holdings Bhd(b)	2,235,300	2,047,290
CIMB Group Holdings Bhd	1,385,910	3,224,129
Gamuda Berhad	1,503,500	2,203,267
IHH Healthcare Bhd*	1,182,600	1,393,630
IJM Corp. Berhad	1,498,900	2,690,744

		11,559,060

Mexico (1.4%)
Alfa S.A.B. de C.V., Class A	1,735,042	4,866,330
America Movil S.A.B. de C.V. (ADR)	145,666	3,404,214
Cemex S.A.B. de C.V. (ADR)*	491,157	5,810,387
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	75,057	7,345,829
Fresnillo plc	10,070	124,315
Grupo Financiero Banorte S.A.B. de C.V., Class O	757,118	5,297,768
Grupo Financiero Santander Mexico S.A.B.de CV (ADR), Class B	152,308	2,077,481
Grupo Televisa S.A.B. (ADR)	102,040	3,087,730
Mexichem S.A.B. de C.V.	446,218	1,837,298
Wal-Mart de Mexico S.A.B. de C.V.	766,338	2,010,856

		35,862,208

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Netherlands (1.4%)
Aegon N.V.	96,448	$910,474
Akzo Nobel N.V.	13,166	1,020,456
ASML Holding N.V.	19,517	1,826,843
Corio N.V. (REIT)	3,478	155,861
Delta Lloyd N.V.	9,895	245,571
Fugro N.V. (CVA)	3,846	229,177
Gemalto N.V.	4,476	492,672
Heineken Holding N.V.	5,661	358,124
Heineken N.V.	12,414	838,185
ING Groep N.V. (CVA)*	209,522	2,911,218
Koninklijke (Royal) KPN N.V.*	179,329	578,025
Koninklijke Ahold N.V.	54,866	985,003
Koninklijke Boskalis Westminster N.V.	4,217	222,800
Koninklijke DSM N.V.	8,654	680,507
Koninklijke Philips N.V.	53,392	1,957,112
Koninklijke Vopak N.V.	3,948	230,937
OCI*	5,009	225,573
QIAGEN N.V.*	13,153	306,432
Randstad Holding N.V.	6,722	436,018
Reed Elsevier N.V.	38,601	817,792
Royal Dutch Shell plc, Class A	210,101	7,525,440
Royal Dutch Shell plc, Class B	138,073	5,213,037
TNT Express N.V.	18,306	169,939
Unilever N.V. (CVA)	89,547	3,606,382
Wolters Kluwer N.V.	16,937	483,363
Yandex N.V., Class A*	80,455	3,471,633
Ziggo N.V.	8,093	369,634

		36,268,208

New Zealand (0.0%)
Auckland International Airport Ltd.	51,337	149,035
Contact Energy Ltd.	19,112	80,632
Fletcher Building Ltd.	38,243	267,648
Ryman Healthcare Ltd.	19,673	127,006
Telecom Corp. of New Zealand Ltd.	108,138	204,990

		829,311

Norway (0.2%)
Aker Solutions ASA	9,506	169,893
DNB ASA	52,861	945,612
Gjensidige Forsikring ASA	11,625	221,755
Norsk Hydro ASA	72,701	324,471
Orkla ASA	43,321	337,980
Statoil ASA	60,801	1,473,587
Telenor ASA	38,031	906,679
Yara International ASA	9,692	417,063

		4,797,040

Panama (0.1%)
Copa Holdings S.A., Class A	19,331	3,095,086

Peru (0.2%)
Credicorp Ltd.	33,012	4,381,683

Philippines (0.6%)
BDO Unibank, Inc.	2,299,650	3,554,464
Bloomberry Resorts Corp.*	3,853,700	747,600
DMCI Holdings, Inc.	2,083,010	2,628,256
International Container Terminal Services, Inc.	901,280	2,071,324

LT Group, Inc.	2,687,400	$934,906
Metro Pacific Investments Corp.	26,219,400	2,552,083
SM Investments Corp.	150,355	2,408,661

		14,897,294

Poland (0.5%)
Bank Pekao S.A.	80,576	4,787,538
Bank Zachodni WBK S.A.	43,895	5,631,718
Telekomunikacja Polska S.A.	741,225	2,404,464

		12,823,720

Portugal (0.2%)
Banco Espirito Santo S.A. (Registered)*	107,261	153,314
EDP - Energias de Portugal S.A.	107,180	393,685
Galp Energia SGPS S.A., Class B	18,068	296,161
Jeronimo Martins SGPS S.A.	237,869	4,651,665
Portugal Telecom SGPS S.A. (Registered)	35,207	153,052

		5,647,877

Russia (0.4%)
Lukoil OAO (ADR)	45,950	2,900,364
Mail.ru Group Ltd. (GDR)(m)	54,644	2,437,122
MegaFon OAO (GDR)(b) (m)	46,688	1,564,048
NovaTek OAO (GDR)	29,463	4,033,485
Sistema JSFC (GDR)	17,198	552,400

		11,487,419

Singapore (0.4%)
Ascendas Real Estate Investment Trust (REIT)	103,000	179,563
CapitaCommercial Trust (REIT)	97,000	111,455
CapitaLand Ltd.	144,000	345,751
CapitaMall Trust (REIT)	127,000	191,715
CapitaMalls Asia Ltd.	71,564	111,150
City Developments Ltd.	20,000	152,145
ComfortDelGro Corp., Ltd.	110,000	175,205
DBS Group Holdings Ltd.	95,000	1,287,293
Genting Singapore plc	342,457	405,700
Global Logistic Properties Ltd.	164,000	375,577
Golden Agri-Resources Ltd.	370,225	159,890
Hutchison Port Holdings Trust, Class U	293,000	197,775
Jardine Cycle & Carriage Ltd.	6,000	170,926
Keppel Corp., Ltd.	80,600	714,699
Keppel Land Ltd.	40,000	105,868
Olam International Ltd.	92,000	111,906
Oversea-Chinese Banking Corp., Ltd.	140,000	1,131,582
Sembcorp Industries Ltd.	55,000	239,273
Sembcorp Marine Ltd.	46,000	162,209
Singapore Airlines Ltd.	30,000	247,474
Singapore Exchange Ltd.	47,000	270,391
Singapore Press Holdings Ltd.	90,000	293,831
Singapore Technologies Engineering Ltd.	86,000	269,868
Singapore Telecommunications Ltd.	434,000	1,258,719
StarHub Ltd.	31,288	106,364
United Overseas Bank Ltd.	68,000	1,144,514
UOL Group Ltd.	24,000	117,723

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Wilmar International Ltd.	108,000	$292,690

		10,331,256

South Africa (0.4%)
Life Healthcare Group Holdings Ltd.	378,620	1,510,871
Naspers Ltd., Class N	53,090	5,546,918
Pick n Pay Stores Ltd.	326,394	1,617,968
Sasol Ltd.	39,255	1,925,329
Vodacom Group Ltd.	45,056	571,253

		11,172,339

South Korea (2.6%)
Cheil Worldwide, Inc.*	46,948	1,223,357
Cosmax, Inc.*	20,532	968,867
Coway Co., Ltd.	47,704	3,001,417
GS Retail Co., Ltd.*	34,530	916,132
Hana Financial Group, Inc.	59,140	2,460,081
Hotel Shilla Co., Ltd.*	22,599	1,424,014
Hyundai Department Store Co., Ltd.*	7,649	1,166,901
Hyundai Engineering & Construction Co., Ltd.*	55,155	3,172,321
Hyundai Glovis Co., Ltd.*	10,663	2,333,968
Hyundai Heavy Industries Co., Ltd.*	8,709	2,120,825
Hyundai Motor Co.*	33,742	7,561,456
Hyundai Rotem Co., Ltd.*	1,180	32,202
Kolao Holdings (GDR)*†(b)	108,086	1,385,193
KT Skylife Co., Ltd.*	20,910	585,484
LG Household & Health Care Ltd.*	3,290	1,708,362
LG Uplus Corp.*	78,870	803,385
NAVER Corp.*	3,589	2,462,156
NCSoft Corp.*	11,638	2,740,364
Orion Corp.*	1,126	1,012,530
Paradise Co., Ltd.*	46,718	1,170,883
Samsung Electronics Co., Ltd.	12,816	16,661,346
Samsung Electronics Co., Ltd. (Preference)	2,736	2,626,207
Shinhan Financial Group Co., Ltd.*	92,099	4,127,809
SK Hynix, Inc.*	60,490	2,109,283
SK Telecom Co., Ltd.	11,038	2,405,591
SK Telecom Co., Ltd. (ADR)	15,100	371,762

		66,551,896

Spain (1.7%)
Abertis Infraestructuras S.A.	21,614	480,210
ACS Actividades de Construccion y Servicios S.A.	7,535	259,355
Amadeus IT Holding S.A., Class A	20,520	878,074
Banco Bilbao Vizcaya Argentaria S.A.	709,435	8,732,977
Banco de Sabadell S.A.	184,650	481,628
Banco Popular Espanol S.A.*	71,323	430,252
Banco Santander S.A.	624,107	5,585,948
Bankia S.A.*	228,588	388,054
CaixaBank S.A.	95,344	496,852
Cemex Latam Holdings S.A.*	242,488	1,859,494
Distribuidora Internacional de Alimentacion S.A.	33,100	295,982
Enagas S.A.	10,312	269,467

Ferrovial S.A.	22,079	$427,212
Gas Natural SDG S.A.	19,492	501,309
Grifols S.A.	8,537	408,292
Iberdrola S.A.	257,344	1,640,920
Inditex S.A.	52,270	8,614,559
Mapfre S.A.	57,923	248,058
Red Electrica Corporacion S.A.	6,178	412,205
Repsol S.A.	163,954	4,132,104
Telefonica S.A.	416,535	6,781,777
Zardoya Otis S.A.	9,473	171,371

		43,496,100

Sweden (1.6%)
Alfa Laval AB	16,488	422,976
Assa Abloy AB, Class B	137,493	7,263,870
Atlas Copco AB, Class A	36,426	1,009,780
Atlas Copco AB, Class B	21,898	555,634
Boliden AB	15,362	235,141
Electrolux AB	13,506	353,827
Elekta AB, Class B	20,736	317,076
Getinge AB, Class B	11,236	384,325
Hennes & Mauritz AB, Class B	52,080	2,398,392
Hexagon AB, Class B	13,296	420,264
Husqvarna AB, Class B	23,733	142,874
Industrivarden AB, Class C	6,161	117,150
Investment AB Kinnevik, Class B	12,153	562,883
Investor AB, Class B	25,559	879,406
Lundin Petroleum AB*	12,497	243,650
Nordea Bank AB	166,475	2,242,754
Sandvik AB	59,145	834,045
Scania AB, Class B	17,964	351,636
Securitas AB, Class B	18,246	193,897
Skandinaviska Enskilda Banken AB, Class A	82,915	1,093,183
Skanska AB, Class B	21,329	435,742
SKF AB, Class B	21,995	576,903
Svenska Cellulosa AB S.C.A., Class B	32,467	999,474
Svenska Handelsbanken AB, Class A	27,492	1,350,696
Swedbank AB, Class A	49,414	1,390,569
Swedish Match AB	11,378	365,654
Tele2 AB, Class B	17,843	202,098
Telefonaktiebolaget LM Ericsson, Class B	989,973	12,082,508
TeliaSonera AB	129,340	1,076,853
Volvo AB, Class B	84,378	1,107,881

		39,611,141

Switzerland (4.1%)
ABB Ltd. (Registered)*	120,622	3,174,939
ACE Ltd.	15,105	1,563,821
Actelion Ltd. (Registered)*	5,635	475,979
Adecco S.A. (Registered)*	7,437	588,591
Aryzta AG*	4,898	375,566
Baloise Holding AG (Registered)	2,732	347,912
Barry Callebaut AG (Registered)*	107	134,102
Cie Financiere Richemont S.A. (Registered), Class A	28,635	2,850,499
Coca-Cola HBC AG (ADR)	10,959	319,674
Coca-Cola HBC AG (CDI)*	154,229	4,500,069
Credit Suisse Group AG (Registered)*	197,568	6,039,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

EMS-Chemie Holding AG (Registered)	413	$146,764
Garmin Ltd.	5,490	253,748
Geberit AG (Registered)*	2,119	642,553
Givaudan S.A. (Registered)*	466	665,528
Glencore Xstrata plc*	581,276	3,009,938
Holcim Ltd. (Registered)*	12,358	924,720
Julius Baer Group Ltd.*	12,408	595,884
Kuehne + Nagel International AG (Registered)	3,031	397,881
Lindt & Spruengli AG	48	216,365
Lindt & Spruengli AG (Registered)	6	323,524
Lonza Group AG (Registered)*	2,834	268,770
Nestle S.A. (Registered)	230,217	16,852,385
Novartis AG (Registered)	126,395	10,088,363
Pargesa Holding S.A.	1,598	128,800
Partners Group Holding AG	966	257,622
Pentair Ltd. (Registered)	8,878	689,554
Roche Holding AG	53,535	14,955,352
Schindler Holding AG	2,475	364,293
Schindler Holding AG (Registered)	1,251	184,554
SGS S.A. (Registered)	307	706,198
Sika AG	123	437,232
Sonova Holding AG (Registered)*	2,809	377,871
STMicroelectronics N.V.	35,523	285,395
Sulzer AG (Registered)	1,307	210,837
Swatch Group AG	7,155	4,728,292
Swatch Group AG (Registered)	2,392	269,219
Swiss Life Holding AG (Registered)*	1,665	345,673
Swiss Prime Site AG (Registered)*	3,048	235,933
Swiss Reinsurance AG*	19,191	1,765,172
Swisscom AG (Registered)	1,308	690,474
Syngenta AG (Registered)	5,139	2,046,267
TE Connectivity Ltd.	18,236	1,004,986
Transocean Ltd. (BATS Europe Exchange)	71,514	3,534,222
Transocean Ltd. (New York Exchange)	19,656	957,185
Tyco International Ltd.	20,738	851,088
UBS AG (Registered)*	582,346	11,045,675
Wolseley plc	14,802	839,515
Zurich Insurance Group AG*	8,215	2,380,559

		104,049,204

Taiwan (1.2%)
Chailease Holding Co., Ltd.*	981,600	2,582,161
China Life Insurance Co., Ltd.	1,179,035	1,194,721
Cleanaway Co., Ltd.	118,000	770,077
Delta Electronics, Inc.	243,000	1,386,079
Eclat Textile Co. Ltd.	133,740	1,507,764
Fubon Financial Holding Co., Ltd.	1,440,880	2,107,886
Ginko International Co., Ltd.	57,000	1,076,753
Hermes Microvision, Inc. (GDR)*†	35,566	1,155,163
Lung Yen Life Service Corp.	44,000	124,012
MediaTek, Inc.	276,000	4,107,101
Siliconware Precision Industries Co.	526,000	628,302
St Shine Optical Co., Ltd.	40,000	1,142,148
Taiwan Cement Corp.	175,000	271,570

Taiwan Semiconductor Manufacturing Co., Ltd.	3,121,133	$11,048,351
Uni-President Enterprises Corp.	1,162,863	2,095,249

		31,197,337

Thailand (0.7%)
Advanced Info Service PCL (NVDR)	399,100	2,423,020
Bangkok Bank PCL (NVDR)	652,600	3,535,082
BTS Rail Mass Transit Growth Infrastructure Fund	6,237,300	1,632,404
Kasikornbank PCL (NVDR)	438,400	2,081,266
Land and Houses PCL (NVDR)	7,939,100	2,162,354
Minor International PCL	1,943,000	1,223,984
Robinson Department Store PCL	992,800	1,450,225
Supalai PCL	3,290,300	1,461,911
Total Access Communication PCL	475,300	1,403,046
Total Access Communication PCL (NVDR)	30,400	89,738

		17,463,030

Turkey (0.3%)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	152,777	1,652,892
Pegasus Hava Tasimaciligi AS*	69,390	1,172,107
Turkcell Iletisim Hizmetleri A/S*	227,667	1,202,429
Turkiye Sise ve Cam Fabrikalari A/S	1,211,788	1,533,766
Ulker Biskuvi Sanayi A/S	169,524	1,199,053

		6,760,247

United Kingdom (6.4%)
3i Group plc	55,991	357,058
Aberdeen Asset Management plc	54,136	448,233
Admiral Group plc	11,407	247,451
Aggreko plc	14,988	424,163
AMEC plc	15,179	273,476
Anglo American plc	76,131	1,664,113
Antofagasta plc	22,132	301,992
Aon plc	13,379	1,122,364
ARM Holdings plc	77,185	1,404,681
Associated British Foods plc	19,994	809,517
AstraZeneca plc	69,109	4,090,695
Aviva plc	163,019	1,213,971
Babcock International Group plc	20,162	452,397
BAE Systems plc	176,564	1,271,858
Barclays plc	843,897	3,800,369
BG Group plc	186,938	4,016,541
BHP Billiton plc	115,987	3,589,764
BP plc	1,035,773	8,370,977
British American Tobacco plc	104,571	5,607,062
British Land Co. plc (REIT)	50,719	528,285
British Sky Broadcasting Group plc	57,490	803,493
BT Group plc	436,413	2,741,841
Bunzl plc	18,566	445,793
Burberry Group plc	24,615	617,940
Capita plc	36,695	630,742
Carnival plc	10,167	421,069
Centrica plc	284,356	1,637,247
CNH Industrial N.V.*	51,423	586,103
Cobham plc	60,576	275,353
Compass Group plc	98,798	1,583,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Croda International plc	7,651	$311,294
Delphi Automotive plc	12,443	748,198
Diageo plc	138,025	4,571,250
Direct Line Insurance Group plc	60,462	249,905
easyJet plc	7,938	201,906
Ensco plc, Class A	10,413	595,415
G4S plc	87,380	379,829
GKN plc	87,207	539,084
GlaxoSmithKline plc	269,194	7,183,613
Hammerson plc (REIT)	39,942	332,033
Hargreaves Lansdown plc	11,789	264,328
HSBC Holdings plc	1,025,501	11,248,734
ICAP plc	31,794	237,764
IMI plc	16,696	421,628
Imperial Tobacco Group plc	53,294	2,063,336
Inmarsat plc	25,680	321,487
InterContinental Hotels Group plc	14,086	469,547
International Consolidated Airlines Group S.A.*	54,312	361,556
Intertek Group plc	8,989	468,590
Intu Properties plc (REIT)	39,218	201,259
Invensys plc	37,522	315,954
Investec plc	31,026	224,828
ITV plc	207,444	666,423
J Sainsbury plc	68,514	414,114
Johnson Matthey plc	11,499	624,570
Kingfisher plc	132,915	846,727
Land Securities Group plc (REIT)	43,723	697,604
Legal & General Group plc	329,476	1,215,042
Lloyds Banking Group plc*	2,740,440	3,579,599
London Stock Exchange Group plc	9,901	284,135
Marks & Spencer Group plc	90,012	644,814
Meggitt plc	43,724	381,935
Melrose Industries plc	67,417	341,281
Mondi plc	202,730	3,501,682
National Grid plc	203,453	2,654,835
Next plc	8,705	785,620
Noble Corp. plc	11,298	423,336
Old Mutual plc	273,045	855,014
Pearson plc	45,771	1,016,404
Persimmon plc*	15,906	326,347
Petrofac Ltd.	14,557	295,053
Prudential plc	421,112	9,344,362
Randgold Resources Ltd.	4,890	306,899
Reckitt Benckiser Group plc	35,460	2,814,449
Reed Elsevier plc	64,261	956,653
Resolution Ltd.	77,275	452,991
Rexam plc	44,309	389,246
Rio Tinto plc	69,541	3,926,258
Rolls-Royce Holdings plc*	102,823	2,170,939
Rolls-Royce Holdings plc (Preference)*†(b)	8,842,778	14,643
Royal Bank of Scotland Group plc*	114,981	643,752
RSA Insurance Group plc	198,227	300,024
SABMiller plc (Johannesburg Stock Exchange)	56,076	2,847,902
SABMiller plc (Quote MTF Exchange)	52,617	2,701,936
Sage Group plc	59,005	394,453
Schroders plc	5,089	218,937
Segro plc (REIT)	41,688	230,571

Serco Group plc	27,963	$231,156
Severn Trent plc	13,336	376,528
Smith & Nephew plc	50,271	716,750
Smiths Group plc	22,034	540,011
SSE plc	52,634	1,194,082
Standard Chartered plc	133,691	3,010,844
Standard Life plc	132,084	786,533
Subsea 7 S.A.	13,689	262,030
Tate & Lyle plc	26,196	350,938
Tesco plc	441,672	2,445,392
Travis Perkins plc	12,871	398,993
TUI Travel plc	26,702	182,661
Tullow Oil plc	50,759	718,665
Unilever plc	204,041	8,386,224
United Utilities Group plc	38,264	425,484
Vodafone Group plc	2,662,256	10,448,294
Weir Group plc	11,864	418,857
Whitbread plc	9,987	620,339
William Hill plc	45,288	301,404
WM Morrison Supermarkets plc	119,363	515,890
WPP plc	72,568	1,658,332

		162,707,735

United States (34.2%)
3M Co.	64,621	9,063,095
Abbott Laboratories	68,721	2,634,076
AbbVie, Inc.	70,734	3,735,463
Actavis plc*	7,725	1,297,800
Adobe Systems, Inc.*	124,750	7,470,030
ADT Corp.	8,920	360,992
AES Corp.	29,183	423,445
Aetna, Inc.	100,250	6,876,147
Aflac, Inc.	20,726	1,384,497
Agilent Technologies, Inc.	14,656	838,177
AGL Resources, Inc.	5,316	251,075
Air Products and Chemicals, Inc.	9,391	1,049,726
Airgas, Inc.	2,948	329,734
Akamai Technologies, Inc.*	7,946	374,892
Alcoa, Inc.	47,691	506,955
Alexion Pharmaceuticals, Inc.*	8,716	1,159,751
Allegheny Technologies, Inc.	4,830	172,093
Allergan, Inc.	37,811	4,200,046
Alliance Data Systems Corp.*	2,166	569,506
Allstate Corp.	20,213	1,102,417
Altera Corp.	187,468	6,098,334
Altria Group, Inc.	88,894	3,412,641
Amazon.com, Inc.*	16,475	6,570,065
Ameren Corp.	10,821	391,287
American Electric Power Co., Inc.	21,695	1,014,024
American Express Co.	40,948	3,715,212
American International Group, Inc.	65,440	3,340,712
American Tower Corp. (REIT)	17,537	1,399,803
Ameriprise Financial, Inc.	8,645	994,607
AmerisourceBergen Corp.	10,221	718,639
AMETEK, Inc.	10,889	573,524
Amgen, Inc.	33,519	3,826,529
Amphenol Corp., Class A	7,033	627,203
Anadarko Petroleum Corp.	22,336	1,771,692
Analog Devices, Inc.	13,850	705,380
Apache Corp.	17,743	1,524,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Apartment Investment & Management Co. (REIT), Class A	6,489	$168,130
Apple, Inc.	39,993	22,440,472
Applied Materials, Inc.	53,610	948,361
Archer-Daniels-Midland Co.	29,241	1,269,059
Assurant, Inc.	3,228	214,242
AT&T, Inc.	234,154	8,232,855
Autodesk, Inc.*	10,050	505,816
Automatic Data Processing, Inc.	21,396	1,729,011
AutoNation, Inc.*	2,881	143,157
AutoZone, Inc.*	1,513	723,123
AvalonBay Communities, Inc. (REIT)	5,423	641,161
Avery Dennison Corp.	4,276	214,612
Avon Products, Inc.	19,343	333,086
Baker Hughes, Inc.	19,650	1,085,859
Ball Corp.	6,443	332,845
Bank of America Corp.	474,091	7,381,597
Bank of New York Mellon Corp.	51,044	1,783,477
Baxter International, Inc.	24,111	1,676,920
BB&T Corp.	31,369	1,170,691
Beam, Inc.	7,220	491,393
Becton, Dickinson and Co.	8,608	951,098
Bed Bath & Beyond, Inc.*	9,542	766,223
Bemis Co., Inc.	4,543	186,081
Berkshire Hathaway, Inc., Class B*	80,009	9,485,867
Best Buy Co., Inc.	12,152	484,622
Biogen Idec, Inc.*	17,769	4,970,878
BlackRock, Inc.	5,648	1,787,423
Boeing Co.	30,728	4,194,065
BorgWarner, Inc.	10,115	565,530
Boston Properties, Inc. (REIT)	6,793	681,813
Boston Scientific Corp.*	59,329	713,135
Bristol-Myers Squibb Co.	73,184	3,889,730
Broadcom Corp., Class A	23,976	710,888
Brown-Forman Corp., Class B	7,175	542,215
C.H. Robinson Worldwide, Inc.	6,736	392,978
C.R. Bard, Inc.	3,460	463,432
CA, Inc.	14,435	485,738
Cablevision Systems Corp. - New York Group, Class A	9,650	173,024
Cabot Oil & Gas Corp.	18,755	726,944
Cameron International Corp.*	10,569	629,173
Campbell Soup Co.	7,962	344,595
Capital One Financial Corp.	25,624	1,963,055
Cardinal Health, Inc.	15,206	1,015,913
CareFusion Corp.*	9,388	373,830
CarMax, Inc.*	9,968	468,695
Carnival Corp.	19,514	783,877
Caterpillar, Inc.	28,283	2,568,379
CBRE Group, Inc., Class A*	12,369	325,305
CBS Corp. (Non-Voting), Class B	24,802	1,580,879
Celgene Corp.*	18,325	3,096,192
Celldex Therapeutics, Inc.*	55,290	1,338,571
CenterPoint Energy, Inc.	19,113	443,039
CenturyLink, Inc.	26,265	836,540
Cerner Corp.*	13,153	733,148
CF Industries Holdings, Inc.	2,554	595,184
Charles Schwab Corp.	51,536	1,339,936
Chesapeake Energy Corp.	22,397	607,855
Chevron Corp.	85,483	10,677,682
Chipotle Mexican Grill, Inc.*	1,377	733,638

Chubb Corp.	11,188	$1,081,096
Cigna Corp.	12,284	1,074,604
Cincinnati Financial Corp.	6,570	344,071
Cintas Corp.	4,472	266,486
Cisco Systems, Inc.	237,644	5,335,108
Citigroup, Inc.	215,105	11,209,122
Citrix Systems, Inc.*	8,268	522,951
Cliffs Natural Resources, Inc.	6,750	176,917
Clorox Co.	5,733	531,793
CME Group, Inc./Illinois	14,005	1,098,832
CMS Energy Corp.	11,860	317,492
Coach, Inc.	12,462	699,492
Coca-Cola Co.	168,800	6,973,128
Coca-Cola Enterprises, Inc.	10,727	473,383
Cognizant Technology Solutions Corp., Class A*	13,431	1,356,262
Colgate-Palmolive Co.	139,532	9,098,882
Comcast Corp., Class A	115,830	6,019,106
Comerica, Inc.	8,125	386,263
Computer Sciences Corp.	6,550	366,014
ConAgra Foods, Inc.	18,816	634,099
ConocoPhillips Co.	54,418	3,844,632
CONSOL Energy, Inc.	10,207	388,274
Consolidated Edison, Inc.	13,055	721,680
Constellation Brands, Inc., Class A*	7,394	520,390
Corning, Inc.	64,314	1,146,075
Costco Wholesale Corp.	19,415	2,310,579
Crown Castle International Corp.*	14,849	1,090,362
CSX Corp.	45,049	1,296,060
Cummins, Inc.	7,760	1,093,927
CVS Caremark Corp.	52,903	3,786,268
D.R. Horton, Inc.*	12,694	283,330
Danaher Corp.	26,655	2,057,766
Darden Restaurants, Inc.	5,799	315,292
DaVita HealthCare Partners, Inc.*	7,868	498,595
Deere & Co.	17,004	1,552,975
Delta Air Lines, Inc.	38,020	1,044,409
Denbury Resources, Inc.*	16,284	267,546
DENTSPLY International, Inc.	6,348	307,751
Devon Energy Corp.	16,925	1,047,150
Diamond Offshore Drilling, Inc.	3,123	177,761
DIRECTV*	21,717	1,500,428
Discover Financial Services	21,287	1,191,008
Discovery Communications, Inc., Class A*	10,028	906,732
Dollar General Corp.*	13,092	789,709
Dollar Tree, Inc.*	9,245	521,603
Dominion Resources, Inc.	25,802	1,669,131
Dover Corp.	7,553	729,167
Dow Chemical Co.	53,926	2,394,314
Dr. Pepper Snapple Group, Inc.	8,913	434,241
DTE Energy Co.	7,878	523,020
Duke Energy Corp.	31,378	2,165,396
Dun & Bradstreet Corp.	1,694	207,939
E*TRADE Financial Corp.*	12,667	248,780
E.I. du Pont de Nemours & Co.	41,146	2,673,256
Eastman Chemical Co.	6,809	549,486
eBay, Inc.*	182,038	9,992,066
Ecolab, Inc.	12,038	1,255,202
Edison International	14,524	672,461
Edwards Lifesciences Corp.*	4,859	319,528
Electronic Arts, Inc.*	13,678	313,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Eli Lilly and Co.	44,065	$2,247,315
EMC Corp.	91,460	2,300,219
Emerson Electric Co.	82,069	5,759,602
Entergy Corp.	7,949	502,933
EOG Resources, Inc.	12,139	2,037,410
EQT Corp.	6,714	602,783
Equifax, Inc.	5,409	373,708
Equity Residential (REIT)	14,937	774,782
Estee Lauder Cos., Inc., Class A	11,397	858,422
Exelon Corp.	37,995	1,040,683
Expedia, Inc.	4,574	318,625
Expeditors International of Washington, Inc.	9,087	402,100
Express Scripts Holding Co.*	35,814	2,515,575
Exxon Mobil Corp.	194,177	19,650,712
F5 Networks, Inc.*	3,433	311,922
Facebook, Inc., Class A*	151,232	8,266,341
Family Dollar Stores, Inc.	4,309	279,956
Fastenal Co.	12,176	578,482
FedEx Corp.	13,241	1,903,659
Fidelity National Financial, Inc., Class A	81,222	2,635,654
Fidelity National Information Services, Inc.	12,924	693,760
Fifth Third Bancorp	39,230	825,007
First Solar, Inc.*	3,095	169,111
FirstEnergy Corp.	18,644	614,879
Fiserv, Inc.*	11,465	677,008
FLIR Systems, Inc.	6,288	189,269
Flowserve Corp.	6,196	488,431
Fluor Corp.	7,268	583,548
FMC Corp.	5,921	446,799
FMC Technologies, Inc.*	10,468	546,534
Ford Motor Co.	175,239	2,703,938
Forest Laboratories, Inc.*	10,532	632,236
Fossil Group, Inc.*	2,182	261,709
Franklin Resources, Inc.	17,942	1,035,792
Freeport-McMoRan Copper & Gold, Inc.	46,106	1,740,040
Frontier Communications Corp.	44,150	205,298
Fusion-io, Inc.*	134,878	1,201,763
GameStop Corp., Class A	5,191	255,709
Gannett Co., Inc.	10,183	301,213
Gap, Inc.	11,768	459,893
General Dynamics Corp.	14,872	1,421,020
General Electric Co.	449,706	12,605,259
General Growth Properties, Inc. (REIT)	23,884	479,352
General Mills, Inc.	28,188	1,406,863
General Motors Co.*	50,625	2,069,044
Genuine Parts Co.	6,841	569,103
Genworth Financial, Inc., Class A*	22,023	342,017
Gilead Sciences, Inc.*	128,849	9,683,002
Goldman Sachs Group, Inc.	40,948	7,258,442
Goodyear Tire & Rubber Co.	10,941	260,943
Google, Inc., Class A*	21,388	23,969,745
Graham Holdings Co., Class B*	196	130,011
H&R Block, Inc.	12,201	354,317
Halliburton Co.	37,679	1,912,209
Harley-Davidson, Inc.	9,825	680,283
Harman International Industries, Inc.	3,011	246,450

Harris Corp.	4,729	$330,131
Hartford Financial Services Group, Inc.	19,866	719,745
Hasbro, Inc.	5,124	281,871
HCP, Inc. (REIT)	20,286	736,788
Health Care REIT, Inc. (REIT)	12,875	689,714
Helmerich & Payne, Inc.	4,749	399,296
Hershey Co.	6,666	648,135
Hess Corp.	12,640	1,049,120
Hewlett-Packard Co.	85,416	2,389,940
Home Depot, Inc.	62,592	5,153,825
Honeywell International, Inc.	34,876	3,186,620
Hormel Foods Corp.	5,987	270,433
Hospira, Inc.*	7,377	304,523
Host Hotels & Resorts, Inc. (REIT)	33,708	655,284
Hudson City Bancorp, Inc.	21,112	199,086
Humana, Inc.	6,923	714,592
Huntington Bancshares, Inc./Ohio	37,007	357,118
Illinois Tool Works, Inc.	18,147	1,525,800
Integrys Energy Group, Inc.	3,558	193,591
Intel Corp.	220,950	5,735,862
IntercontinentalExchange Group, Inc.	5,114	1,150,241
International Business Machines Corp.	45,369	8,509,863
International Flavors & Fragrances, Inc.	3,645	313,397
International Game Technology	11,049	200,650
International Paper Co.	19,714	966,577
Interpublic Group of Cos., Inc.	18,487	327,220
Intuit, Inc.	88,273	6,736,995
Intuitive Surgical, Inc.*	1,692	649,863
Invesco Ltd.	19,739	718,500
Iron Mountain, Inc.	7,592	230,417
J.M. Smucker Co.	4,687	485,667
Jabil Circuit, Inc.	8,246	143,810
Jacobs Engineering Group, Inc.*	5,864	369,373
Johnson & Johnson	125,410	11,486,302
Johnson Controls, Inc.	30,488	1,564,034
Joy Global, Inc.	4,720	276,073
JPMorgan Chase & Co.	167,091	9,771,482
Juniper Networks, Inc.*	157,069	3,545,047
Kansas City Southern	4,914	608,501
Kellogg Co.	11,388	695,465
KeyCorp	39,838	534,626
Kimberly-Clark Corp.	16,961	1,771,746
Kimco Realty Corp. (REIT)	18,269	360,813
Kinder Morgan, Inc.	29,857	1,074,852
KLA-Tencor Corp.	7,390	476,359
Kohl’s Corp.	8,943	507,515
Kraft Foods Group, Inc.	26,444	1,425,860
Kroger Co.	23,098	913,064
L Brands, Inc.	10,856	671,444
L-3 Communications Holdings, Inc.	3,937	420,708
Laboratory Corp. of America Holdings*	3,882	354,698
Lam Research Corp.*	7,180	390,951
Legg Mason, Inc.	4,673	203,182
Leggett & Platt, Inc.	6,263	193,777
Lennar Corp., Class A	7,496	296,542
Leucadia National Corp.	13,977	396,108

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Life Technologies Corp.*	7,698	$583,508
Lincoln National Corp.	11,656	601,683
Linear Technology Corp.	10,399	473,674
Lockheed Martin Corp.	11,958	1,777,676
Loews Corp.	13,640	657,994
Lorillard, Inc.	16,369	829,581
Lowe’s Cos., Inc.	46,482	2,303,183
LSI Corp.	24,389	268,767
LyondellBasell Industries N.V., Class A	19,415	1,558,636
M&T Bank Corp.	5,797	674,887
Macerich Co. (REIT)	6,268	369,123
Macy’s, Inc.	16,374	874,372
Marathon Oil Corp.	30,958	1,092,817
Marathon Petroleum Corp.	13,378	1,227,164
Marriott International, Inc., Class A	9,981	492,662
Marsh & McLennan Cos., Inc.	24,388	1,179,404
Masco Corp.	15,920	362,498
MasterCard, Inc., Class A	4,602	3,844,787
Mattel, Inc.	15,038	715,508
Maxim Integrated Products, Inc.	167,051	4,662,393
McCormick & Co., Inc. (Non-Voting)	5,886	405,663
McDonald’s Corp.	92,866	9,010,788
McGraw Hill Financial, Inc.	107,820	8,431,524
McKesson Corp.	10,220	1,649,508
Mead Johnson Nutrition Co.	8,960	750,490
MeadWestvaco Corp.	7,876	290,861
Medivation, Inc.*	17,227	1,099,427
Medtronic, Inc.	44,356	2,545,591
Merck & Co., Inc.	129,874	6,500,194
MetLife, Inc.	49,798	2,685,108
Microchip Technology, Inc.	8,799	393,755
Micron Technology, Inc.*	46,752	1,017,324
Microsoft Corp.	467,731	17,507,171
Mohawk Industries, Inc.*	2,711	403,668
Molson Coors Brewing Co., Class B	7,036	395,071
Mondelez International, Inc., Class A	77,948	2,751,564
Monsanto Co.	23,371	2,723,890
Monster Beverage Corp.*	6,048	409,873
Moody’s Corp.	8,410	659,933
Morgan Stanley	61,575	1,930,992
Mosaic Co.	15,185	717,795
Motorola Solutions, Inc.	10,231	690,593
Murphy Oil Corp.	7,833	508,205
Mylan, Inc.*	17,019	738,625
NASDAQ OMX Group, Inc.	5,201	207,000
National Oilwell Varco, Inc.	19,051	1,515,126
NetApp, Inc.	15,161	623,724
Netflix, Inc.*	2,640	971,969
Newell Rubbermaid, Inc.	12,683	411,056
Newfield Exploration Co.*	6,009	148,002
Newmont Mining Corp.	22,188	510,990
News Corp., Class A*	22,207	400,170
NextEra Energy, Inc.	19,143	1,639,024
Nielsen Holdings N.V.	11,247	516,125
NIKE, Inc., Class B	33,211	2,611,713
NiSource, Inc.	13,938	458,281
Noble Energy, Inc.	15,932	1,085,129
Nordstrom, Inc.	6,347	392,245
Norfolk Southern Corp.	13,728	1,274,370

Northeast Utilities	14,032	$594,816
Northern Trust Corp.	9,976	617,415
Northrop Grumman Corp.	9,865	1,130,628
NRG Energy, Inc.	14,402	413,625
Nucor Corp.	14,183	757,089
NVIDIA Corp.	25,803	413,364
Occidental Petroleum Corp.	35,826	3,407,053
Omnicom Group, Inc.	11,464	852,578
ONEOK, Inc.	9,193	571,621
Oracle Corp.	155,978	5,967,718
O’Reilly Automotive, Inc.*	4,769	613,818
Owens-Illinois, Inc.*	7,387	264,307
PACCAR, Inc.	15,777	933,525
Pall Corp.	4,922	420,093
Parker Hannifin Corp.	6,649	855,327
Patterson Cos., Inc.	3,715	153,058
Paychex, Inc.	14,386	654,995
Peabody Energy Corp.	11,981	233,989
People’s United Financial, Inc.	14,154	214,008
Pepco Holdings, Inc.	11,204	214,333
PepsiCo, Inc.	68,165	5,653,605
PerkinElmer, Inc.	4,999	206,109
Perrigo Co. plc	5,926	909,437
PetSmart, Inc.	4,629	336,760
Pfizer, Inc.	288,074	8,823,707
PG&E Corp.	19,973	804,512
Philip Morris International, Inc.	71,213	6,204,789
Phillips 66	26,646	2,055,206
Pinnacle West Capital Corp.	4,882	258,355
Pioneer Natural Resources Co.	6,340	1,167,004
Pitney Bowes, Inc.	8,867	206,601
Plum Creek Timber Co., Inc. (REIT)	7,862	365,662
PNC Financial Services Group, Inc.	23,618	1,832,284
PPG Industries, Inc.	6,312	1,197,134
PPL Corp.	27,986	842,099
Praxair, Inc.	13,082	1,701,052
Precision Castparts Corp.	6,456	1,738,601
priceline.com, Inc.*	2,286	2,657,246
Principal Financial Group, Inc.	12,204	601,779
Procter & Gamble Co.	120,822	9,836,119
Progressive Corp.	24,464	667,133
Prologis, Inc. (REIT)	22,224	821,177
Prudential Financial, Inc.	20,577	1,897,611
Public Service Enterprise Group, Inc.	22,549	722,470
Public Storage (REIT)	6,406	964,231
PulteGroup, Inc.	15,310	311,865
PVH Corp.	3,637	494,705
QEP Resources, Inc.	7,945	243,514
QUALCOMM, Inc.	75,092	5,575,581
Quanta Services, Inc.*	9,654	304,680
Quest Diagnostics, Inc.	6,460	345,868
Ralph Lauren Corp.	2,649	467,734
Range Resources Corp.	7,285	614,198
Raytheon Co.	14,198	1,287,759
Red Hat, Inc.*	8,442	473,090
Regeneron Pharmaceuticals, Inc.*	3,497	962,514
Regions Financial Corp.	61,206	605,327
Republic Services, Inc.	11,957	396,972
Reynolds American, Inc.	13,928	696,261
Robert Half International, Inc.	6,174	259,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Rockwell Automation, Inc.	6,181	$730,347
Rockwell Collins, Inc.	6,020	444,998
Roper Industries, Inc.	4,422	613,243
Ross Stores, Inc.	9,659	723,749
Rowan Cos., plc, Class A*	5,511	194,869
Ryder System, Inc.	2,298	169,546
Safeway, Inc.	10,968	357,228
Salesforce.com, Inc.*	24,658	1,360,875
Samsonite International S.A.	1,506,000	4,583,470
SanDisk Corp.	10,070	710,338
SCANA Corp.	6,221	291,952
Schlumberger Ltd.	58,535	5,274,589
Scripps Networks Interactive, Inc., Class A	4,880	421,681
Sealed Air Corp.	8,678	295,486
Sempra Energy	10,124	908,730
Sherwin-Williams Co.	3,828	702,438
Sigma-Aldrich Corp.	5,305	498,723
Simon Property Group, Inc. (REIT)	13,792	2,098,591
SLM Corp.	19,448	511,093
Snap-on, Inc.	2,590	283,657
Southern Co.	39,192	1,611,183
Southwest Airlines Co.	30,956	583,211
Southwestern Energy Co.*	15,541	611,228
Spectra Energy Corp.	29,831	1,062,580
St. Jude Medical, Inc.	47,708	2,955,511
Stanley Black & Decker, Inc.	6,896	556,438
Staples, Inc.	29,452	467,992
Starbucks Corp.	33,480	2,624,497
Starwood Hotels & Resorts Worldwide, Inc.	8,509	676,040
State Street Corp.	19,510	1,431,839
Stericycle, Inc.*	3,786	439,820
Stryker Corp.	13,145	987,715
SunTrust Banks, Inc.	23,786	875,563
Symantec Corp.	30,924	729,188
Sysco Corp.	25,844	932,968
T. Rowe Price Group, Inc.	11,594	971,229
Target Corp.	28,123	1,779,342
TECO Energy, Inc.	9,054	156,091
Tenet Healthcare Corp.*	4,459	187,813
Teradata Corp.*	7,275	330,940
Tesoro Corp.	5,900	345,150
Texas Instruments, Inc.	48,647	2,136,090
Textron, Inc.	12,509	459,831
Theravance, Inc.*	71,716	2,556,675
Thermo Fisher Scientific, Inc.	16,065	1,788,838
Tiffany & Co.	60,065	5,572,831
Time Warner Cable, Inc.	12,528	1,697,544
Time Warner, Inc.	40,211	2,803,511
TJX Cos., Inc.	31,609	2,014,442
Torchmark Corp.	4,016	313,850
Total System Services, Inc.	7,399	246,239
Travelers Cos., Inc.	16,180	1,464,937
TripAdvisor, Inc.*	4,911	406,778
Twenty-First Century Fox, Inc., Class A	87,219	3,068,364
Tyson Foods, Inc., Class A	12,066	403,728
U.S. Bancorp/Minnesota	81,173	3,279,389
Union Pacific Corp.	20,471	3,439,128
United Parcel Service, Inc., Class B	71,544	7,517,844

United States Steel Corp.	6,495	$191,603
United Technologies Corp.	37,521	4,269,890
UnitedHealth Group, Inc.	44,747	3,369,449
Unum Group	11,601	406,963
Urban Outfitters, Inc.*	4,825	179,008
Valero Energy Corp.	23,978	1,208,491
Varian Medical Systems, Inc.*	4,696	364,832
Ventas, Inc. (REIT)	13,071	748,707
VeriSign, Inc.*	5,722	342,061
Verizon Communications, Inc.	127,199	6,250,559
Vertex Pharmaceuticals, Inc.*	54,760	4,068,668
VF Corp.	15,676	977,242
Viacom, Inc., Class B	18,025	1,574,304
Visa, Inc., Class A	22,635	5,040,362
Vornado Realty Trust (REIT)	7,752	688,300
Vulcan Materials Co.	5,797	344,458
W.W. Grainger, Inc.	2,737	699,085
Walgreen Co.	38,739	2,225,168
Wal-Mart Stores, Inc.	71,911	5,658,677
Walt Disney Co.	175,442	13,403,769
Waste Management, Inc.	19,431	871,869
Waters Corp.*	3,801	380,100
WellPoint, Inc.	97,763	9,032,324
Wells Fargo & Co.	213,065	9,673,151
Western Digital Corp.	9,342	783,794
Western Union Co.	24,613	424,574
Weyerhaeuser Co. (REIT)	25,865	816,558
Whirlpool Corp.	3,487	546,971
Whole Foods Market, Inc.	16,515	955,062
Williams Cos., Inc.	30,312	1,169,134
Windstream Holdings, Inc.	26,488	211,374
Wisconsin Energy Corp.	10,029	414,599
WPX Energy, Inc.*	8,948	182,360
Wyndham Worldwide Corp.	5,789	426,591
Wynn Resorts Ltd.	3,578	694,883
Xcel Energy, Inc.	22,182	619,765
Xerox Corp.	51,216	623,299
Xilinx, Inc.	11,873	545,208
Xylem, Inc.	8,258	285,727
Yahoo!, Inc.*	41,929	1,695,609
Yum! Brands, Inc.	77,491	5,859,095
Zimmer Holdings, Inc.	46,938	4,374,152
Zions Bancorp	8,155	244,324
Zoetis, Inc.	22,288	728,595

		870,993,563

Total Common Stocks (86.9%) (Cost $1,468,653,921)		2,212,021,115

	Number of Rights	Value Note (1)
RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	163,954	111,873

Total Investments (86.9%) (Cost $1,468,653,921)		2,212,132,988
Other Assets Less Liabilities (13.1%)		332,766,691

Net Assets (100%)		$2,544,899,679

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

*	Non-income producing.
†	Securities (totaling $3,177,709 or 0.1% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $5,665,090 or 0.2% of net assets.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A	$1,793,528	$—	$—	$2,756,824	$79,089	$—

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	1,174	March-14	$47,776,549	$50,196,432	$2,419,883
FTSE 100 Index	273	March-14	29,159,862	30,277,680	1,117,818
S&P 500 E-Mini Index	2,195	March-14	197,214,531	202,060,725	4,846,194
SPI 200 Index	97	March-14	10,980,221	11,514,973	534,752
TOPIX Index	245	March-14	29,474,893	30,540,866	1,065,973

					$9,984,620

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/2/14	UBS AG	3	$3,957	$3,941	$16
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	12,000	16,508,040	16,544,700	(36,660)
South African Rand vs. U.S. Dollar, expiring 1/3/14	UBS AG	181	17,215	17,441	(226)
South African Rand vs. U.S. Dollar, expiring 1/8/14	UBS AG	455	43,317	43,346	(29)

					$(36,899)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/8/14	Northern Trust Company	585	$5,578	$5,559	$19
Japanese Yen vs. U.S. Dollar, expiring 1/16/14	State Street Bank & Trust	207,968	2,018,680	1,974,954	43,726
South African Rand vs. U.S. Dollar, expiring 1/2/14	UBS AG	56	5,387	5,314	73

					$43,818

					$6,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$119,716,769	$161,548,004	$2,007,903	$283,272,676
Consumer Staples	101,520,266	122,313,050	—	223,833,316
Energy	89,719,917	71,196,191	—	160,916,108
Financials	165,175,192	310,611,864	—	475,787,056
Health Care	132,001,015	105,219,690	—	237,220,705
Industrials	106,546,646	151,773,894	14,643	258,335,183
Information Technology	196,287,471	131,010,593	1,155,163	328,453,227
Materials	35,164,859	68,955,927	—	104,120,786
Telecommunication Services	20,602,964	71,709,550	—	92,312,514
Utilities	21,465,592	26,303,952	—	47,769,544
Forward Currency Contracts	—	43,834	—	43,834
Futures	9,984,620	—	—	9,984,620
Rights
Energy	—	111,873	—	111,873

Total Assets	$998,185,311	$1,220,798,422	$3,177,709	$2,222,161,442

Liabilities:
Forward Currency Contracts	$—	$(36,915)	$—	$(36,915)

Total Liabilities	$—	$(36,915)	$—	$(36,915)

Total	$998,185,311	$1,220,761,507	$3,177,709	$2,222,124,527

(a) Securities with a market value of $26,964,156 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to securities no longer valued using fair value factors based on third party vendor modeling tools.

(b) A security with a market value of $542,215 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	43,834
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	9,984,620	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$10,028,454

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(36,915)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(36,915)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,264,164	—	1,264,164
Credit contracts	—	—	—	—	—
Equity contracts	—	90,071,452	—	—	90,071,452
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$90,071,452	$1,264,164	$—	$91,335,616

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(214,822)	—	(214,822)
Credit contracts	—	—	—	—	—
Equity contracts	—	6,068,340	—	—	6,068,340
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$6,068,340	$(214,822)	$—	$5,853,518

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $18,438,000 and futures contracts with an average notional balance of approximately $364,345,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
UBS AG	$89		$(89)	$—	$—
State Street Bank & Trust	43,726		—	—	43,726
Northern Trust Company	19		—	—	19
Exchange Traded Futures & Options Contracts (b)	9,984,620	(c)	—	—	9,984,620

	$10,028,454		$(89)	$—	$10,028,365

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
UBS AG	$255		$(89)	$—	$166
Credit Suisse	36,660		—	—	36,660

	$36,915		$(89)	$—	$36,826

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$264,966,830
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$422,794,840

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$788,970,263
Aggregate gross unrealized depreciation	(56,372,371)

Net unrealized appreciation	$732,597,892

Federal income tax cost of investments	$1,479,535,096

For the year ended December 31, 2013, the Portfolio incurred approximately $11,501 as brokerage commissions with Morgan Stanley & Co., Inc., and $12,426 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $429,522,055, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $159,495,683 during 2013.

The Portfolio has an India capital gains tax capital loss carryforward of approximately INR 2,366,994,446 as of March 31, 2013, which converted to U.S. Dollars at December 31, 2013 is approximately $38,297,970.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,362,118)	$2,756,824
Unaffiliated Issuers (Cost $1,466,291,803)	2,209,376,164
Cash	204,005,965
Foreign cash (Cost $113,973,221)	106,676,471
Cash held as collateral at broker	17,850,000
Receivable for securities sold	5,687,794
Dividends, interest and other receivables	3,179,262
Due from broker for futures variation margin	1,037,473
Receivable from Separate Accounts for Trust shares sold	253,875
Unrealized appreciation on forward foreign currency contracts	43,834
Other assets	104,630

Total assets	2,550,972,292

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,794,768
Payable for securities purchased	1,755,764
Investment management fees payable	1,523,291
Distribution fees payable - Class IB	394,695
Administrative fees payable	299,637
Unrealized depreciation on forward foreign currency contracts	36,915
Distribution fees payable - Class IA	9,651
Trustees’ fees payable	2,248
Accrued expenses	255,644

Total liabilities	6,072,613

NET ASSETS	$2,544,899,679

Net assets were comprised of:
Paid in capital	$2,312,690,490
Accumulated undistributed net investment income (loss)	(5,756,843)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(508,271,736)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	746,237,768

Net assets	$2,544,899,679

Class IA
Net asset value, offering and redemption price per share, $46,439,576 / 3,140,072 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.79

Class IB
Net asset value, offering and redemption price per share, $1,885,003,395 / 127,748,863 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.76

Class K
Net asset value, offering and redemption price per share, $613,456,708 / 41,479,972 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($79,089 of dividend income received from affiliates) (net of $2,188,441 foreign withholding tax)	$44,962,758
Interest	281,492

Total income	45,244,250

EXPENSES
Investment management fees	16,612,947
Distribution fees - Class IB	4,173,099
Administrative fees	3,426,005
Custodian fees	880,001
Printing and mailing expenses	232,313
Professional fees	118,033
Distribution fees - Class IA	106,698
Trustees’ fees	61,345
Miscellaneous	402,506

Total expenses	26,012,947

NET INVESTMENT INCOME (LOSS)	19,231,303

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	62,389,625
Futures	90,071,452
Foreign currency transactions	(271,531)

Net realized gain (loss)	152,189,546

Change in unrealized appreciation (depreciation) on:
Investments ($963,296 of change in unrealized appreciation (depreciation) from affiliates)	263,389,999
Futures	6,068,340
Foreign currency translations	(7,755,836)

Net change in unrealized appreciation (depreciation)	261,702,503

NET REALIZED AND UNREALIZED GAIN (LOSS)	413,892,049

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$433,123,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,231,303	$24,865,218
Net realized gain (loss) on investments, futures and foreign currency transactions	152,189,546	127,734,193
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	261,702,503	176,250,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	433,123,352	328,849,843

DIVIDENDS:
Dividends from net investment income
Class IA	(359,038)	(561,417)
Class IB	(14,679,134)	(20,590,849)
Class K	(6,263,148)	(9,737,833)

TOTAL DIVIDENDS	(21,301,320)	(30,890,099)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 278,238 and 541,968 shares, respectively]	3,795,792	6,312,806
Capital shares issued in reinvestment of dividends [ 24,929 and 45,658 shares, respectively]	359,038	561,417
Capital shares repurchased [ (425,330) and (1,117,054) shares, respectively]	(5,704,012)	(13,004,590)

Total Class IA transactions	(1,549,182)	(6,130,367)

Class IB
Capital shares sold [ 3,910,376 and 6,427,691 shares, respectively]	52,815,161	74,017,844
Capital shares sold in-kind (Note 9)[ 25,494,775 and 0 shares, respectively]	346,911,891	—
Capital shares issued in reinvestment of dividends [ 1,021,712 and 1,678,511 shares, respectively]	14,679,134	20,590,849
Capital shares repurchased [ (22,410,225) and (21,697,414) shares, respectively]	(306,219,201)	(253,020,175)

Total Class IB transactions	108,186,985	(158,411,482)

Class K
Capital shares sold [ 851,834 and 1,586,204 shares, respectively]	11,574,949	18,432,771
Capital shares issued in reinvestment of dividends [ 434,680 and 791,327 shares, respectively]	6,263,148	9,737,833
Capital shares repurchased [ (7,772,941) and (6,554,653) shares, respectively]	(105,578,361)	(76,290,347)

Total Class K transactions	(87,740,264)	(48,119,743)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,897,539	(212,661,592)

TOTAL INCREASE (DECREASE) IN NET ASSETS	430,719,571	85,298,152
NET ASSETS:
Beginning of year	2,114,180,108	2,028,881,956

End of year (a)	$2,544,899,679	$2,114,180,108

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,756,843)	$(4,106,142)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.39	$10.74	$12.50	$11.35	$7.65

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.13 (e)	0.20 (e)	0.13 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.41	1.69	(1.71)	1.18	3.72

Total from investment operations	2.52	1.82	(1.51)	1.31	3.85

Less distributions:
Dividends from net investment income	(0.12)	(0.17)	(0.25)	(0.16)	(0.15)

Net asset value, end of year	$14.79	$12.39	$10.74	$12.50	$11.35

Total return	20.33%	16.99%	(12.07)%	11.60%	50.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,440	$40,407	$40,714	$692,623	$576,308
Ratio of expenses to average net assets:
After reimbursements	1.19%	1.19%	0.92%	0.91%	1.00%
After reimbursements and fees paid indirectly	1.19%	1.19%	0.92%	0.91%	1.00%
Before reimbursements and fees paid indirectly	1.19%	1.19%	0.92%	0.91%	1.06%
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.78%	1.11%	1.55%	1.13%	1.38%
After reimbursements and fees paid indirectly	0.78%	1.11%	1.55%	1.13%	1.38%
Before reimbursements and fees paid indirectly	0.78%	1.11%	1.54%	1.12%	1.31%
Portfolio turnover rate	14%	14%	18%	21%	144%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$12.36	$10.71	$12.47		$11.32	$7.62

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.13 (e)	0.13	(e)	0.10 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.41	1.69	(1.67)		1.18	3.72

Total from investment operations	2.51	1.82	(1.54)		1.28	3.82

Less distributions:
Dividends from net investment income	(0.11)	(0.17)	(0.22)		(0.13)	(0.12)

Net asset value, end of year	$14.76	$12.36	$10.71		$12.47	$11.32

Total return	20.37%	17.03%	(12.32)%		11.34%	50.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,885,003	$1,479,647	$1,428,266		$1,883,475	$1,869,011
Ratio of expenses to average net assets:
After reimbursements	1.19%	1.19%	1.17%		1.16%	1.26%
After reimbursements and fees paid indirectly	1.19%	1.19%	1.17%		1.16%	1.26%
Before reimbursements and fees paid indirectly	1.19%	1.19%	1.17	%(c)	1.16%	1.31	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.76%	1.11%	1.09%		0.87%	1.06%
After reimbursements and fees paid indirectly	0.76%	1.11%	1.09%		0.87%	1.06%
Before reimbursements and fees paid indirectly	0.76%	1.11%	1.09%		0.86%	0.99%
Portfolio turnover rate	14%	14%	18%		21%	144%

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$12.39	$10.74	$11.21

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.16 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.41	1.69	(0.28)

Total from investment operations	2.55	1.85	(0.25)

Less distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.22)

Net asset value, end of period	$14.79	$12.39	$10.74

Total return (b)	20.63%	17.29%	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$613,457	$594,125	$559,902
Ratio of expenses to average net assets:
After reimbursements (a)	0.94%	0.94%	0.95%
After reimbursements and fees paid indirectly (a)	0.94%	0.94%	0.95%
Before reimbursements and fees paid indirectly (a)	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.04%	1.37%	0.83%
After reimbursements and fees paid indirectly (a)	1.04%	1.37%	0.83%
Before reimbursements and fees paid indirectly (a)	1.04%	1.37%	0.83%
Portfolio turnover rate	14%	14%	18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	6.38%
Portfolio – Class K Shares*	6.62
Bank of America Merrill Lynch High Yield Master II Index	6.32
* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.38% for the period ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch High Yield Master II Index, returned 6.32% over the same period.

Portfolio Highlights

For the period February 8, 2013 – December 31, 2013

What helped performance during the period:

•

The Portfolio’s underweight positioning to the lower yielding, interest rate sensitive portion of the market was a positive contributor to performance, as was the overweight positioning to the higher yielding, more equity-like portion of the market.

•

The Portfolio also benefited from positive security selection, particularly within the higher yielding and short duration portions of the market. Impressive returns came from attractively priced new issues.

•

The Portfolio benefited from overweight positions within the Technology and Electronics and the Consumer Cyclical sectors, which outperformed the broader market during the period. The Portfolio also benefited from an underweight position within the Telecommunications sector.

What hurt performance during the period:

•	Slightly offsetting this was an overweight position within the more defensive, shorter duration segment of the market, which underperformed during the period.

•	The Portfolio’s underweight positioning within the Media, Insurance and Banking sectors, which outperformed the broader market during the period, was detrimental to performance.

Portfolio Positioning and Outlook

It’s almost as if the Federal Reserve’s decision to reduce the pace of asset purchases signaled that the U.S. economy, in their opinion, is poised to achieve self-sustaining trend growth. While this may ultimately prove to be correct, we believe such optimism, in the context of the current business cycle, more often than not was misguided. This is not to suggest the forecasts for faster economic activity in 2014 are flawed in their logic. After all, at this point in previous business cycles growth was indeed firmly self-sustaining. Rather it is to caution that even though contributions from manufacturing and consumption have pushed gross domestic product (GDP) to all time high levels, income growth and employment continue to lag. All of which, we believe, reinforces our long-held position that data releases in the coming months will be assessed not so much on their intrinsic value but rather for their potential impact on Federal Reserve policy actions in early 2014. Thus the pattern of asymmetric market responses pushing rates noticeably higher on stronger data and marginally lower on weaker reports remains a prominent consideration in asset allocation decisions.

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

Portfolio Characteristics as of December 31, 2013
Weighted Average Life (Years)	5.73
Weighted Average Coupon (%)	8.04
Weighted Average Modified Duration (Years)*	3.12
Weighted Average Rating	B
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Corporate Bonds	76.9%
Investment Companies	19.4
Cash and Other	3.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,058.46	$6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.12	6.14
Class K
Actual	1,000.00	1,059.88	4.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.39	4.86

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.21% and 0.96%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (76.9%)
Consumer Discretionary (15.4%)
Auto Components (0.7%)
Chassix, Inc.
9.250%, 8/1/18§	$157,000	$166,911
Cooper-Standard Holding, Inc.
8.125%, 4/1/18 PIK§	125,000	125,625
Pittsburgh Glass Works LLC
8.000%, 11/15/18§	121,000	127,352

		419,888

Automobiles (0.5%)
General Motors Co.
4.875%, 10/2/23§	337,000	341,212

Distributors (0.4%)
DriveTime Automotive Group, Inc./DT Acceptance Corp.
12.625%, 6/15/17	213,000	235,365

Diversified Consumer Services (0.6%)
Outerwall, Inc.
6.000%, 3/15/19	128,000	130,240
ServiceMaster Co.
7.450%, 8/15/27	120,000	101,400
Stewart Enterprises, Inc.
6.500%, 4/15/19	150,000	159,000

		390,640

Hotels, Restaurants & Leisure (3.8%)
Dave & Buster’s, Inc.
11.000%, 6/1/18	400,000	437,000
MGM Resorts International
10.000%, 11/1/16	100,000	120,500
11.375%, 3/1/18	350,000	446,250
Pinnacle Entertainment, Inc.
8.750%, 5/15/20	109,000	119,900
Royal Caribbean Cruises Ltd.
11.875%, 7/15/15	185,000	214,138
5.250%, 11/15/22	215,000	215,000
7.500%, 10/15/27	129,000	137,707
Scientific Games International, Inc.
9.250%, 6/15/19	400,000	429,000
Wok Acquisition Corp.
10.250%, 6/30/20§	200,000	216,000

		2,335,495

Household Durables (1.2%)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.
6.125%, 7/1/22§	166,000	165,585
PulteGroup, Inc.
7.875%, 6/15/32	150,000	154,219
RSI Home Products, Inc.
6.875%, 3/1/18§	279,000	292,252
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
5.250%, 4/15/21§	123,000	119,618

		731,674

Internet & Catalog Retail (0.7%)
Sitel LLC/Sitel Finance Corp.
11.500%, 4/1/18	$505,000	$445,663

Media (2.7%)
AMC Entertainment, Inc.
9.750%, 12/1/20	400,000	458,000
Cablevision Systems Corp.
7.750%, 4/15/18	90,000	100,467
DISH DBS Corp.
5.875%, 7/15/22	227,000	225,593
Gray Television, Inc.
7.500%, 10/1/20	152,000	161,880
Igloo Holdings Corp.
9.000%, 12/15/17 PIK§	259,000	260,942
Live Nation Entertainment, Inc.
7.000%, 9/1/20§	105,000	113,663
Nexstar Broadcasting, Inc.
6.875%, 11/15/20	124,000	133,300
Regal Entertainment Group
9.125%, 8/15/18	233,000	251,640

		1,705,485

Multiline Retail (0.5%)
99 Cents Only Stores
11.000%, 12/15/19	125,000	141,875
Neiman Marcus Group Ltd., Inc.
8.000%, 10/15/21§	148,000	154,660

		296,535

Specialty Retail (4.3%)
Burlington Holdings LLC/Burlington Holding Finance, Inc.
9.750%, 2/15/18 PIK§	87,000	89,175
Chinos Intermediate Holdings A, Inc.
8.500%, 5/1/19 PIK§	295,000	300,162
Claire’s Stores, Inc.
8.875%, 3/15/19	369,000	379,147
7.750%, 6/1/20§	325,000	302,250
Hot Topic, Inc.
9.250%, 6/15/21§	101,000	105,798
Michaels FinCo Holdings LLC/Michaels FinCo, Inc.
8.245%, 8/1/18 PIK§	304,000	316,160
Michaels Stores, Inc.
5.875%, 12/15/20§	110,000	110,275
New Academy Finance Co. LLC/New Academy Finance Corp.
8.750%, 6/15/18 PIK§	275,000	281,531
New Look Bondco I plc
8.375%, 5/14/18§	200,000	207,500
PC Nextco Holdings LLC/PC Nextco Finance, Inc.
9.500%, 8/15/19 PIK§	193,000	197,584
rue21, Inc.
9.000%, 10/15/21§	175,000	127,750
Toys R Us, Inc.
10.375%, 8/15/17	261,000	224,460

		2,641,792

Total Consumer Discretionary		9,543,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Consumer Staples (4.3%)
Beverages (0.4%)
Constellation Brands, Inc.
4.250%, 5/1/23	$122,000	$113,460
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.500%, 8/15/19§	145,000	139,200

		252,660

Food & Staples Retailing (1.9%)
BI-LO LLC/BI-LO Finance Corp.
9.375%, 9/15/18 PIK§	275,000	286,687
9.250%, 2/15/19§	400,000	442,000
Petco Holdings, Inc.
8.500%, 10/15/17 PIK§	450,000	458,719

		1,187,406

Food Products (0.8%)
JBS Finance II Ltd.
8.250%, 1/29/18§	400,000	421,000
Post Holdings, Inc.
6.750%, 12/1/21§	65,000	66,666

		487,666

Household Products (1.2%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
9.875%, 8/15/19	405,000	449,044
Sun Products Corp.
7.750%, 3/15/21§	366,000	315,904

		764,948

Total Consumer Staples		2,692,680

Energy (10.2%)
Energy Equipment & Services (0.4%)
Atwood Oceanics, Inc.
6.500%, 2/1/20	140,000	149,450
Pioneer Energy Services Corp.
9.875%, 3/15/18	125,000	132,500

		281,950

Oil, Gas & Consumable Fuels (9.8%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
9.625%, 10/15/18	150,000	160,594
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.
9.250%, 8/15/21§	153,000	156,442
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, 4/15/22	115,000	120,750
Calumet Specialty Products Partners LP/Calumet Finance Corp.
9.625%, 8/1/20	200,000	224,500
7.625%, 1/15/22§	101,000	102,010
Carrizo Oil & Gas, Inc.
8.625%, 10/15/18	100,000	108,500
Chaparral Energy, Inc.
9.875%, 10/1/20	200,000	226,000

Chesapeake Energy Corp.
9.500%, 2/15/15	$250,000	$271,875
Concho Resources, Inc.
7.000%, 1/15/21	170,000	186,681
Continental Resources, Inc.
7.125%, 4/1/21	200,000	226,223
4.500%, 4/15/23	184,000	186,530
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.125%, 3/1/22§	117,000	120,510
Denbury Resources, Inc.
8.250%, 2/15/20	100,000	110,125
El Paso LLC
7.800%, 8/1/31	208,000	211,900
Genesis Energy LP/Genesis Energy Finance Corp.
5.750%, 2/15/21	145,000	145,725
Halcon Resources Corp.
9.750%, 7/15/20§	131,000	136,240
9.750%, 7/15/20	150,000	156,000
Kodiak Oil & Gas Corp.
8.125%, 12/1/19	142,000	157,265
Linn Energy LLC/Linn Energy Finance Corp.
7.000%, 11/1/19§	145,000	146,450
Magnum Hunter Resources Corp.
9.750%, 5/15/20	180,000	194,400
Memorial Production Partners LP/Memorial Production Finance Corp.
7.625%, 5/1/21	130,000	133,412
Murphy Oil USA, Inc.
6.000%, 8/15/23§	150,000	150,375
Murray Energy Corp.
8.625%, 6/15/21§	92,000	95,278
Oasis Petroleum, Inc.
6.875%, 3/15/22§	120,000	127,500
Penn Virginia Corp.
8.500%, 5/1/20	123,000	132,225
Plains Exploration & Production Co.
6.625%, 5/1/21	180,000	196,981
QEP Resources, Inc.
5.375%, 10/1/22	143,000	137,280
Range Resources Corp.
6.750%, 8/1/20	170,000	184,025
Samson Investment Co.
10.500%, 2/15/20§	200,000	218,500
SandRidge Energy, Inc.
7.500%, 2/15/23	200,000	202,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.500%, 7/1/21§	119,000	124,355
Swift Energy Co.
8.875%, 1/15/20	230,000	240,350
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.875%, 10/1/20§	110,000	113,025
6.125%, 10/15/21	153,000	157,208
Ultra Petroleum Corp.
5.750%, 12/15/18§	102,000	104,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Whiting Petroleum Corp.
5.750%, 3/15/21	$369,000	$384,683

		6,051,222

Total Energy		6,333,172

Financials (8.6%)
Capital Markets (0.4%)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II
8.375%, 6/1/20	231,000	254,677

Commercial Banks (1.0%)
CIT Group, Inc.
5.000%, 8/1/23	183,000	175,680
Credit Corp. Group Ltd.
12.000%, 7/15/18§	205,000	202,950
Sophia Holding Finance LP/Sophia Holding Finance, Inc.
9.625%, 12/1/18 PIK§	237,000	242,925

		621,555

Consumer Finance (1.6%)
AerCap Aviation Solutions B.V.
6.375%, 5/30/17	400,000	435,000
General Motors Financial Co., Inc.
4.250%, 5/15/23§	267,000	253,984
TMX Finance LLC/TitleMax Finance Corp.
8.500%, 9/15/18§	315,000	335,475

		1,024,459

Diversified Financial Services (4.2%)
ACE Cash Express, Inc.
11.000%, 2/1/19§	530,000	425,325
Alphabet Holding Co., Inc.
8.500%, 11/1/17 PIK	360,000	371,025
CNH Capital LLC
6.250%, 11/1/16	200,000	220,260
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Finance Corp.
9.750%, 4/1/21§	314,000	344,811
MPH Intermediate Holding Co. 2
9.125%, 8/1/18 PIK§	217,000	225,409
Opal Acquisition, Inc.
8.875%, 12/15/21§	165,000	164,175
Prospect Holding Co. LLC/Prospect Holding Finance Co
10.250%, 10/1/18§	195,000	183,300
Speedy Group Holdings Corp.
12.000%, 11/15/17§	438,000	455,520
Stearns Holdings, Inc.
9.375%, 8/15/20§	194,000	198,365

		2,588,190

Insurance (0.4%)
Hockey Merger Sub 2, Inc.
7.875%, 10/1/21§	238,000	245,140

Real Estate Management & Development (1.0%)
Howard Hughes Corp.
6.875%, 10/1/21§	150,000	156,000

Mattamy Group Corp.
6.500%, 11/15/20§	$130,000	$128,700
Realogy Corp.
7.875%, 2/15/19§	188,000	205,390
Realogy Group LLC
9.000%, 1/15/20§	104,000	120,640

		610,730

Total Financials		5,344,751

Health Care (2.3%)
Health Care Providers & Services (1.2%)
HCA Holdings, Inc.
7.750%, 5/15/21	250,000	272,812
HCA, Inc.
7.500%, 2/15/22	115,000	125,787
Res-Care, Inc.
10.750%, 1/15/19	120,000	134,400
Tenet Healthcare Corp.
6.750%, 2/1/20	120,000	123,600
Vantage Oncology LLC/Vantage Oncology Finance Co.
9.500%, 6/15/17§	102,000	105,060

		761,659

Pharmaceuticals (1.1%)
Capsugel S.A.
7.750%, 5/15/19 PIK§	194,000	197,638
Catalent Pharma Solutions, Inc.
7.875%, 10/15/18	230,000	234,600
Valeant Pharmaceuticals International, Inc.
7.500%, 7/15/21§	215,000	236,231

		668,469

Total Health Care		1,430,128

Industrials (12.8%)
Aerospace & Defense (1.1%)
Bombardier, Inc.
6.125%, 1/15/23§	270,000	268,650
DynCorp International, Inc.
10.375%, 7/1/17	425,000	434,562

		703,212

Building Products (0.4%)
Nortek, Inc.
8.500%, 4/15/21	235,000	259,675

Commercial Services & Supplies (3.7%)
Interface, Inc.
7.625%, 12/1/18	360,000	387,000
Mustang Merger Corp.
8.500%, 8/15/21§	170,000	182,750
NESCO LLC/NESCO Holdings Corp.
11.750%, 4/15/17§	250,000	281,406
Nord Anglia Education UK Holdings plc
10.250%, 4/1/17§	400,000	439,000
Nord Anglia Education, Inc.
9.500%, 2/15/18 PIK§	200,000	205,000
Safway Group Holding LLC/Safway Finance Corp.
7.000%, 5/15/18§	164,000	172,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

TransUnion Holding Co., Inc.
10.375%, 6/15/18	$400,000	$432,750
Wyle Services Corp.
10.500%, 4/1/18§	185,000	185,925

		2,285,929

Construction & Engineering (1.0%)
Dynacast International LLC/Dynacast Finance, Inc.
9.250%, 7/15/19	175,000	192,937
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.250%, 10/15/18§	167,000	171,384
Tutor Perini Corp.
7.625%, 11/1/18	232,000	248,240

		612,561

Distributors (0.5%)
HD Supply, Inc.
11.500%, 7/15/20	259,000	308,858

Electrical Equipment (1.0%)
Coleman Cable, Inc.
9.000%, 2/15/18	400,000	421,000
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.750%, 12/15/18§	195,000	205,238

		626,238

Industrial Conglomerates (0.4%)
Sequa Corp.
7.000%, 12/15/17§	235,000	236,175

Machinery (0.5%)
Case New Holland, Inc.
7.875%, 12/1/17	120,000	141,156
Park-Ohio Industries, Inc.
8.125%, 4/1/21	170,000	187,425

		328,581

Road & Rail (1.2%)
Kenan Advantage Group, Inc.
8.375%, 12/15/18§	250,000	263,125
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp.
10.750%, 2/15/18 PIK§	250,000	252,500
Watco Cos. LLC/Watco Finance Corp.
6.375%, 4/1/23§	194,000	193,030

		708,655

Trading Companies & Distributors (2.7%)
Ahern Rentals, Inc.
9.500%, 6/15/18§	355,000	384,287
Aircastle Ltd.
9.750%, 8/1/18	200,000	217,750
Aviation Capital Group Corp.
7.125%, 10/15/20§	200,000	224,375
Flexi-Van Leasing, Inc.
7.875%, 8/15/18§	133,000	140,980
Interline Brands, Inc.
10.000%, 11/15/18 PIK	83,000	90,678
International Lease Finance Corp.
8.625%, 1/15/22	350,000	414,015

Neff Rental LLC/Neff Finance Corp.
9.625%, 5/15/16§	$145,000	$152,975
NES Rentals Holdings, Inc.
7.875%, 5/1/18§	64,000	67,360

		1,692,420

Transportation Infrastructure (0.3%)
Aguila 3 S.A.
7.875%, 1/31/18§	182,000	192,920

Total Industrials		7,955,224

Information Technology (7.4%)
Computers & Peripherals (0.4%)
Seagate HDD Cayman
7.000%, 11/1/21	210,000	231,788

Electronic Equipment, Instruments & Components (1.0%)
CommScope, Inc.
8.250%, 1/15/19§	73,000	80,026
CPI International, Inc.
8.000%, 2/15/18	95,000	99,275
MMI International Ltd.
8.000%, 3/1/17§	450,000	446,625

		625,926

Internet Software & Services (0.6%)
Bankrate, Inc.
6.125%, 8/15/18§	118,000	122,720
Equinix, Inc.
7.000%, 7/15/21	246,000	268,909

		391,629

IT Services (1.2%)
iGATE Corp.
9.000%, 5/1/16	190,000	202,112
iPayment, Inc.
10.250%, 5/15/18	142,000	116,440
SRA International, Inc.
11.000%, 10/1/19	400,000	416,000

		734,552

Semiconductors & Semiconductor Equipment (0.7%)
Advanced Micro Devices, Inc.
8.125%, 12/15/17	255,000	266,156
Magnachip Semiconductor Corp.
6.625%, 7/15/21	144,000	146,520

		412,676

Software (3.5%)
Activision Blizzard, Inc.
6.125%, 9/15/23§	145,000	151,525
Audatex North America, Inc.
6.000%, 6/15/21§	204,000	213,690
BMC Software Finance, Inc.
8.125%, 7/15/21§	324,000	333,720
Healthcare Technology Intermediate, Inc.
8.125%, 9/1/18 PIK§	210,000	217,875
Infor US, Inc.
11.500%, 7/15/18	170,000	195,925
9.375%, 4/1/19	390,000	438,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

NCR Escrow Corp.
6.375%, 12/15/23§	$171,000	$174,420
Sophia LP/Sophia Finance, Inc.
9.750%, 1/15/19§	400,000	443,000

		2,168,905

Total Information Technology		4,565,476

Materials (9.2%)
Chemicals (2.1%)
Ashland, Inc.
6.875%, 5/15/43	112,000	107,520
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
9.000%, 11/15/20	135,000	134,156
Ineos Finance plc
7.500%, 5/1/20§	115,000	125,925
JM Huber Corp.
9.875%, 11/1/19§	400,000	459,500
Nexeo Solutions LLC/Nexeo Solutions Finance Corp.
8.375%, 3/1/18	126,000	125,055
Orion Engineered Carbons Finance & Co. S.C.A.
10.000%, 8/1/19 PIK§	200,000	208,875
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.
6.500%, 4/15/21§	151,000	146,093

		1,307,124

Commercial Services & Supplies (0.4%)
Nufarm Australia Ltd.
6.375%, 10/15/19§	213,000	220,455

Construction Materials (0.5%)
Summit Materials LLC/Summit Materials Finance Corp.
10.500%, 1/31/20	275,000	302,500

Containers & Packaging (0.9%)
BOE Intermediate Holding Corp.
9.750%, 11/1/17 PIK§	219,555	228,886
BOE Merger Corp.
10.250%, 11/1/17 PIK§	130,000	138,125
Consolidated Container Co. LLC/Consolidated Container Capital, Inc.
10.125%, 7/15/20§	185,000	196,100

		563,111

Metals & Mining (5.0%)
ArcelorMittal S.A.
7.500%, 10/15/39	430,000	421,400
Barminco Finance Pty Ltd.
9.000%, 6/1/18§	363,000	333,960
FMG Resources Pty Ltd.
8.250%, 11/1/19§	425,000	476,000
6.875%, 4/1/22§	28,000	30,520
Global Brass & Copper, Inc.
9.500%, 6/1/19	400,000	452,000
Hecla Mining Co.
6.875%, 5/1/21§	125,000	120,000
HudBay Minerals, Inc.
9.500%, 10/1/20	223,000	229,132

JMC Steel Group, Inc.
8.250%, 3/15/18§	$135,000	$136,519
Prince Mineral Holding Corp.
11.500%, 12/15/19§	210,000	233,625
Severstal Columbus LLC
10.250%, 2/15/18	235,000	248,806
WireCo WorldGroup, Inc.
9.500%, 5/15/17	400,000	414,000

		3,095,962

Paper & Forest Products (0.3%)
Exopack Holdings S.A.
7.875%, 11/1/19§	206,000	210,120

Total Materials		5,699,272

Telecommunication Services (5.2%)
Diversified Telecommunication Services (2.6%)
Frontier Communications Corp.
8.750%, 4/15/22	250,000	277,656
GXS Worldwide, Inc.
9.750%, 6/15/15	400,000	412,500
Intelsat Luxembourg S.A.
7.750%, 6/1/21§	220,000	235,675
8.125%, 6/1/23§	230,000	246,963
Sprint Capital Corp.
6.900%, 5/1/19	130,000	142,350
6.875%, 11/15/28	100,000	93,560
Telesat Canada/Telesat LLC
6.000%, 5/15/17§	200,000	208,000

		1,616,704

Wireless Telecommunication Services (2.6%)
Inmarsat Finance plc
7.375%, 12/1/17§	410,000	426,912
MetroPCS Wireless, Inc.
6.625%, 4/1/23§	100,000	102,750
Sprint Corp.
7.875%, 9/15/23§	270,000	290,925
7.125%, 6/15/24§	275,000	280,328
Sprint Nextel Corp.
6.000%, 11/15/22	145,000	141,013
T-Mobile USA, Inc.
6.500%, 1/15/24	345,000	349,761

		1,591,689

Total Telecommunication Services		3,208,393

Utilities (1.5%)
Gas Utilities (0.4%)
EP Energy LLC/EP Energy Finance, Inc.
9.375%, 5/1/20	200,000	230,000

Independent Power Producers & Energy Traders (1.1%)
AES Corp.
9.750%, 4/15/16	120,000	141,000
Calpine Corp.
5.875%, 1/15/24§	111,000	108,780
GenOn Energy, Inc.
9.875%, 10/15/20	380,000	421,800

		671,580

Total Utilities		901,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Total Corporate Bonds		$47,674,425

Total Long-Term Debt Securities (76.9%) (Cost $47,211,874)		47,674,425

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(19.4%)
iShares® iBoxx $ High Yield Corporate Bond ETF	34,120	3,169,065
SPDR® Barclays High Yield Bond ETF	219,305	8,895,011

Total Investment Companies (19.4%) (Cost $12,042,697)		12,064,076

Total Investments (96.3%) (Cost $59,254,571)		59,738,501
Other Assets Less Liabilities (3.7%)		2,290,771

Net Assets (100%)		$62,029,272

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $23,842,524 or 38.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

PIK	— Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$9,543,749	$—	$9,543,749
Consumer Staples	—	2,692,680	—	2,692,680
Energy	—	6,333,172	—	6,333,172
Financials	—	5,344,751	—	5,344,751
Health Care	—	1,430,128	—	1,430,128
Industrials	—	7,955,224	—	7,955,224
Information Technology	—	4,565,476	—	4,565,476
Materials	—	5,699,272	—	5,699,272
Telecommunication Services	—	3,208,393	—	3,208,393
Utilities	—	901,580	—	901,580
Investment Companies
Exchange Traded Funds (ETFs)	12,064,076	—	—	12,064,076

Total Assets	$12,064,076	$47,674,425	$—	$59,738,501

Total Liabilities	$—	$—	$—	$—

Total	$12,064,076	$47,674,425	$—	$59,738,501

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

The Portfolio held no derivatives contracts during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$106,382,843
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$46,941,281

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$999,753
Aggregate gross unrealized depreciation	(515,823)

Net unrealized appreciation	$483,930

Federal income tax cost of investments	$59,254,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $59,254,571)	$59,738,501
Cash	1,251,161
Dividends, interest and other receivables	1,033,568
Receivable from Separate Accounts for Trust shares sold	90,485
Deferred offering cost	2,031
Other assets	240

Total assets	62,115,986

LIABILITIES
Payable for securities purchased	18,544
Administrative fees payable	17,945
Investment management fees payable	11,380
Distribution fees payable - Class IB	5,678
Payable to Separate Accounts for Trust shares redeemed	76
Trustees’ fees payable	56
Accrued expenses	33,035

Total liabilities	86,714

NET ASSETS	$62,029,272

Net assets were comprised of:
Paid in capital	$61,545,342
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) on investments	483,930

Net assets	$62,029,272

Class IB
Net asset value, offering and redemption price per share, $27,054,799 / 2,679,512 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

Class K
Net asset value, offering and redemption price per share, $34,974,473 / 3,464,219 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Interest	$2,914,753
Dividends	629,357

Total income	3,544,110

EXPENSES
Investment management fees	308,281
Administrative fees	139,006
Distribution fees - Class IB	54,912
Professional fees	37,036
Custodian fees	30,001
Printing and mailing expenses	19,803
Offering costs	16,980
Trustees’ fees	1,197
Miscellaneous	3,802

Gross expenses	611,018
Less: Waiver from investment manager	(67,986)

Net expenses	543,032

NET INVESTMENT INCOME (LOSS)	3,001,078

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	145,621
Net change in unrealized appreciation (depreciation) on investments	483,930

NET REALIZED AND UNREALIZED GAIN (LOSS)	629,551

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,630,629

*	The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,001,078
Net realized gain (loss) on investments	145,621
Net change in unrealized appreciation (depreciation) on investments	483,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,630,629

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,289,590)
Class K	(1,754,835)

(3,044,425)

Distributions from net realized capital gains
Class IB	(62,636)
Class K	(81,285)

(143,921)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,188,346)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,580,395 shares ]	25,893,064
Capital shares issued in reinvestment of dividends and distributions [ 134,455 shares ]	1,352,226
Capital shares repurchased [ (35,338) shares ]	(363,518)

Total Class IB transactions	26,881,772

Class K
Capital shares sold [ 3,349,475 shares ]	33,568,424
Capital shares issued in reinvestment of dividends and distributions [ 182,604 shares ]	1,836,120
Capital shares repurchased [ (67,860) shares ]	(699,327)

Total Class K transactions	34,705,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	61,586,989

TOTAL INCREASE (DECREASE) IN NET ASSETS	62,029,272
NET ASSETS:
Beginning of period	—

End of period (a)	$62,029,272

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.52	(e)
Net realized and unrealized gain (loss) on investments	0.11

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.51)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.53)

Net asset value, end of period	$10.10

Total return (b)	6.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,055
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20%
Before waivers (a)(f)	1.32%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.69	%(l)
Before waivers (a)(f)	5.57	%(l)
Portfolio turnover rate (z)	84%

Class K	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.55	(e)
Net realized and unrealized gain (loss) on investments	0.11

Total from investment operations	0.66

Less distributions:
Dividends from net investment income	(0.54)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.56)

Net asset value, end of period	$10.10

Total return (b)	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,974
Ratio of expenses to average net assets:
After waivers (a)(f)	0.95%
Before waivers (a)(f)	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.95	%(l)
Before waivers (a)(f)	5.83	%(l)
Portfolio turnover rate (z)	84%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(1.70)%	1.48%	2.49%
Portfolio – Class IB Shares**	(1.72)	1.33	2.30
Portfolio – Class K Shares***	(1.46)	N/A	0.29
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
* Date of inception 4/1/91. ** Date of inception 5/1/97. ***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.70)% for the year ended December 31, 2013. The Portfolio’s benchmark, the Barclays Intermediate U.S Government Bond Index, returned (1.25)% over the same period.

Portfolio highlights

For the year ended December 31, 2013

2013 was a difficult year for this sector, as evidenced by the intermediate-term U.S. government bonds’ negative annual total return. U.S. Treasuries suffered declines as safe-haven assets lost their allure as a result of the economic optimism and the expected decrease of participation in this market by the Federal Reserve. The Portfolio slightly underperformed its benchmark for the year.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2013
Weighted Average Life (Years)	3.54
Weighted Average Coupon (%)	1.98
Weighted Average Modified Duration (Years)*	3.31
Weighted Average Rating	AA1
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	88.5%
Investment Companies	10.3
Corporate Bonds	0.5
Cash and Other	0.7

Total	100.0%

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$998.31	$3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.60	3.65
Class IB
Actual	1,000.00	998.29	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.60	3.65
Class K
Actual	1,000.00	999.84	2.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	2.37

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.5%)
Financials (0.3%)
Diversified Financial Services (0.3%)
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17	$280,000	$289,806
3.450%, 6/12/21	280,000	290,755
Private Export Funding Corp.
4.550%, 5/15/15	560,000	592,304
4.950%, 11/15/15	180,000	195,063
1.375%, 2/15/17	740,000	748,173
1.875%, 7/15/18	10,250,000	10,297,702
4.375%, 3/15/19	280,000	312,453
2.050%, 11/15/22	10,325,000	9,238,225

Total Financials		21,964,481

Utilities (0.2%)
Independent Power Producers & Energy Traders (0.2%)
Tennessee Valley Authority
5.500%, 7/18/17	1,850,000	2,117,651
3.875%, 2/15/21	3,345,000	3,533,225
1.875%, 8/15/22	12,000,000	10,688,170

Total Utilities		16,339,046

Total Corporate Bonds		38,303,527

Government Securities (88.5%)
U.S. Government Agencies (49.3%)
Federal Farm Credit Bank
0.300% 1/9/15	10,300,000	10,299,636
0.320% 3/12/15	18,676,000	18,676,579
0.450% 4/24/15	14,000,000	14,000,405
1.500% 11/16/15	13,953,000	14,234,971
4.875% 12/16/15	14,000,000	15,220,346
0.390% 12/17/15	15,000,000	14,973,195
0.625% 3/23/16	14,000,000	13,999,555
0.450% 7/12/16	7,280,000	7,243,089
5.125% 8/25/16	7,450,000	8,297,192
0.540% 11/7/16	5,000,000	4,965,234
4.875% 1/17/17	20,050,000	22,511,470
2.500% 6/20/22	1,850,000	1,729,285
Federal Home Loan Bank
0.250% 1/16/15	50,000,000	50,001,630
0.250% 2/20/15	40,000,000	40,000,856
2.750% 3/13/15	18,650,000	19,199,265
0.375% 8/28/15	50,000,000	50,018,660
1.750% 9/11/15	20,000,000	20,456,788
0.500% 11/20/15	30,000,000	30,071,739
0.500% 1/8/16	21,000,000	20,959,905
1.000% 3/11/16	13,490,000	13,636,554
3.125% 3/11/16	4,650,000	4,914,652
5.375% 5/18/16	53,000,000	59,068,383
2.125% 6/10/16	23,300,000	24,178,550
0.375% 6/24/16	35,000,000	34,901,451
0.575% 7/29/16	5,000,000	4,986,900
2.000% 9/9/16	14,000,000	14,472,818
4.750% 12/16/16	15,850,000	17,687,124
0.750% 12/19/16	10,000,000	9,974,033
0.625% 12/28/16	40,000,000	39,789,480

4.875% 5/17/17	$32,000,000	$36,093,341
5.250% 6/5/17	4,650,000	5,269,836
1.000% 6/9/17	18,650,000	18,570,719
1.000% 6/21/17	32,000,000	31,932,893
1.050% 7/26/17	9,300,000	9,258,728
2.250% 9/8/17	1,850,000	1,915,508
5.000% 11/17/17	3,450,000	3,940,600
1.050% 1/30/18	25,000,000	24,504,660
1.375% 3/9/18	15,000,000	14,910,430
4.750% 6/8/18	1,850,000	2,096,558
1.150% 7/25/18	20,000,000	19,479,656
1.875% 3/8/19	32,600,000	32,406,884
5.375% 5/15/19	1,850,000	2,164,627
1.625% 6/14/19	6,000,000	5,845,633
4.125% 12/13/19	450,000	495,018
1.875% 3/13/20	20,000,000	19,332,134
4.125% 3/13/20	4,650,000	5,070,480
2.875% 9/11/20	10,000,000	10,123,598
4.625% 9/11/20	9,500,000	10,654,812
3.625% 3/12/21	450,000	472,714
5.625% 6/11/21	1,850,000	2,188,910
Federal Home Loan Mortgage Corp.
0.800% 1/13/15	950,000	950,186
4.500% 1/15/15	14,900,000	15,557,267
0.650% 1/30/15	450,000	450,170
2.875% 2/9/15	27,950,000	28,758,037
0.550% 2/13/15	1,850,000	1,849,367
0.500% 2/24/15	5,000,000	5,002,072
0.550% 2/27/15	2,500,000	2,501,457
0.500% 4/17/15	23,300,000	23,371,985
0.320% 4/29/15	10,000,000	9,988,869
4.375% 7/17/15	28,650,000	30,433,173
0.500% 8/28/15	18,650,000	18,658,480
0.550% 9/4/15	25,000,000	25,016,028
1.750% 9/10/15	49,250,000	50,398,229
4.750% 11/17/15	44,550,000	48,190,305
0.500% 1/15/16	10,000,000	9,996,657
1.000% 1/27/16	950,000	950,510
0.500% 2/17/16	20,000,000	19,973,458
0.850% 2/24/16	19,100,000	19,111,951
1.000% 2/24/16	950,000	951,070
1.000% 3/21/16	10,000,000	10,018,394
5.250% 4/18/16	50,200,000	55,597,901
0.500% 5/13/16	35,000,000	34,967,716
2.500% 5/27/16	20,500,000	21,453,109
0.500% 6/6/16	15,000,000	14,957,403
5.500% 7/18/16	19,500,000	21,891,227
0.850% 7/29/16	10,000,000	10,028,410
2.000% 8/25/16	25,000,000	25,845,940
0.700% 9/27/16	5,000,000	4,994,067
0.750% 10/5/16	15,000,000	14,984,394
0.875% 10/14/16	50,000,000	50,197,300
5.125% 10/18/16	19,100,000	21,398,649
0.600% 10/25/16	15,000,000	14,928,320
2.250% 1/23/17	450,000	450,534
5.000% 2/16/17	13,000,000	14,627,656
1.200% 3/6/17	9,300,000	9,315,241
1.000% 3/8/17	47,950,000	48,031,649
5.000% 4/18/17	16,800,000	18,990,256
0.700% 5/8/17	5,000,000	4,938,090
1.250% 5/12/17	40,300,000	40,562,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

1.000% 6/29/17	$26,000,000	$25,891,941
1.000% 7/25/17	4,650,000	4,616,760
1.000% 7/28/17	40,950,000	40,722,596
5.500% 8/23/17	16,800,000	19,359,359
1.000% 9/12/17	4,650,000	4,592,829
1.000% 9/29/17	29,300,000	29,023,511
5.125% 11/17/17	22,400,000	25,617,778
0.750% 1/12/18	70,000,000	68,106,997
0.875% 3/7/18	50,000,000	48,709,970
1.200% 3/20/18	11,200,000	11,008,220
1.100% 5/7/18	5,000,000	4,887,940
4.875% 6/13/18	28,000,000	31,886,574
3.750% 3/27/19	41,550,000	45,304,325
1.750% 5/30/19	48,650,000	47,980,250
2.000% 7/30/19	200,000	196,692
1.250% 8/1/19	31,000,000	29,543,264
1.250% 10/2/19	60,500,000	57,355,863
2.500% 10/17/19	1,000,000	1,005,385
2.250% 3/13/20	10,000,000	9,774,868
1.375% 5/1/20	60,000,000	56,312,316
2.375% 1/13/22	110,000,000	104,856,378
Federal National Mortgage Association
0.750% 1/30/15	950,000	950,432
0.800% 2/13/15	950,000	950,673
0.750% 2/24/15	4,650,000	4,653,910
0.550% 2/27/15	5,600,000	5,603,263
5.000% 3/2/15	450,000	474,985
0.375% 3/16/15	32,950,000	32,986,084
5.000% 4/15/15	18,650,000	19,783,763
0.500% 5/27/15	33,650,000	33,758,999
0.625% 6/4/15	4,650,000	4,658,850
0.350% 6/26/15	15,000,000	15,003,847
0.500% 7/2/15	37,950,000	38,061,486
2.375% 7/28/15	20,500,000	21,155,414
0.400% 7/30/15	2,000,000	1,997,379
2.150% 8/4/15	450,000	463,077
2.000% 9/21/15	5,000,000	5,141,517
0.500% 9/28/15	33,300,000	33,373,779
1.875% 10/15/15	200,000	205,251
4.375% 10/15/15	40,000,000	42,839,832
1.625% 10/26/15	27,950,000	28,577,248
0.375% 10/29/15	20,000,000	19,977,634
0.480% 11/25/15	10,000,000	9,998,228
0.375% 12/21/15	45,000,000	44,984,587
0.500% 1/15/16	5,000,000	4,988,011
0.500% 1/29/16	15,000,000	14,994,519
0.800% 2/24/16	950,000	950,834
0.520% 2/26/16	5,000,000	4,995,992
0.550% 2/26/16	2,000,000	1,994,703
0.580% 2/26/16	10,000,000	10,003,785
2.000% 3/10/16	450,000	464,687
2.250% 3/15/16	13,050,000	13,539,744
5.000% 3/15/16	46,100,000	50,654,832
0.500% 3/30/16	50,000,000	50,006,825
2.375% 4/11/16	34,500,000	35,941,496
0.625% 4/29/16	10,000,000	10,007,257
0.550% 6/6/16	25,000,000	24,956,930
0.375% 7/5/16	15,000,000	14,915,336
5.375% 7/15/16	27,950,000	31,286,076
0.750% 7/26/16	4,650,000	4,651,303

0.625% 8/26/16	$20,000,000	$19,967,450
0.700% 9/6/16	5,000,000	4,995,604
5.250% 9/15/16	19,805,000	22,197,264
0.625% 9/26/16	5,000,000	4,982,557
1.250% 9/28/16	49,700,000	50,387,764
1.375% 11/15/16	30,000,000	30,498,426
4.875% 12/15/16	38,650,000	43,218,206
1.250% 1/30/17	47,950,000	48,454,554
1.000% 2/13/17	10,000,000	10,004,247
5.000% 2/13/17	21,350,000	24,022,369
0.750% 3/6/17	3,000,000	2,981,571
1.200% 3/6/17	950,000	951,557
1.125% 4/27/17	41,000,000	41,129,269
5.000% 5/11/17	23,650,000	26,724,360
1.000% 5/26/17	15,000,000	14,960,225
(Zero Coupon), 6/1/17	1,400,000	1,344,807
5.375% 6/12/17	20,860,000	23,862,332
1.125% 6/28/17	9,300,000	9,290,570
1.000% 8/14/17	5,000,000	4,947,313
1.000% 8/21/17	2,350,000	2,324,245
0.875% 8/28/17	37,250,000	36,798,828
1.100% 8/28/17	4,650,000	4,628,427
1.000% 9/20/17	30,000,000	29,705,811
0.875% 10/26/17	60,000,000	59,028,060
0.900% 11/7/17	20,000,000	19,604,206
0.875% 12/20/17	30,000,000	29,419,821
1.000% 12/28/17	25,000,000	24,137,615
1.030% 1/30/18	10,000,000	9,794,051
0.875% 2/8/18	50,000,000	48,834,215
1.200% 2/28/18	5,000,000	4,920,759
0.875% 5/21/18	65,000,000	63,015,218
1.125% 5/25/18	25,000,000	24,432,405
1.500% 5/25/18	15,000,000	14,856,578
1.250% 10/17/18	2,000,000	1,946,108
1.625% 11/27/18	60,000,000	59,396,412
1.250% 12/28/18	1,000,000	968,094
1.750% 1/30/19	2,350,000	2,314,869
(Zero Coupon), 10/9/19	950,000	807,776
1.550% 10/15/19	2,000,000	1,914,044
1.330% 10/24/19	5,000,000	4,731,628
1.550% 10/29/19	10,000,000	9,557,247
1.700% 3/27/20	2,000,000	1,904,192
2.250% 10/17/22	20,000,000	18,241,026
2.200% 10/25/22	16,000,000	14,580,533
2.500% 3/27/23	10,000,000	9,206,517
Financing Corp.
9.400% 2/8/18	930,000	1,224,166
9.650% 11/2/18	1,950,000	2,663,022
8.600% 9/26/19	380,000	511,928

		3,800,580,010

U.S. Treasuries (39.2%)
U.S. Treasury Bonds
11.250% 2/15/15	2,800,000	3,144,860
10.625% 8/15/15	1,200,000	1,399,406
9.875% 11/15/15	1,750,000	2,059,110
9.250% 2/15/16	1,300,000	1,540,906
7.250% 5/15/16	4,650,000	5,383,586
7.500% 11/15/16	14,000,000	16,677,682
8.750% 5/15/17	6,450,000	8,105,332
8.875% 8/15/17	3,250,000	4,146,796
9.125% 5/15/18	2,800,000	3,713,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

9.000% 11/15/18	$2,800,000	$3,767,094
8.875% 2/15/19	9,300,000	12,570,378
8.125% 8/15/19	2,800,000	3,729,943
8.500% 2/15/20	1,850,000	2,536,307
8.750% 5/15/20	2,800,000	3,906,802
8.750% 8/15/20	6,500,000	9,122,005
7.875% 2/15/21	2,800,000	3,809,750
8.125% 5/15/21	3,250,000	4,498,584
8.000% 11/15/21	2,800,000	3,889,083
U.S. Treasury Notes
0.250% 1/15/15	23,300,000	23,319,113
0.250% 1/31/15	55,000,000	55,045,117
2.250% 1/31/15	20,050,000	20,496,425
0.250% 2/15/15	18,650,000	18,663,113
4.000% 2/15/15	27,000,000	28,146,093
0.250% 2/28/15	25,000,000	25,015,462
2.375% 2/28/15	30,300,000	31,059,276
0.375% 3/15/15	35,000,000	35,072,460
0.250% 3/31/15	40,000,000	40,021,876
2.500% 3/31/15	11,200,000	11,517,989
0.375% 4/15/15	35,000,000	35,080,209
0.125% 4/30/15	55,000,000	54,935,546
2.500% 4/30/15	19,100,000	19,676,606
4.125% 5/15/15	19,650,000	20,695,569
0.250% 5/31/15	60,000,000	60,027,342
2.125% 5/31/15	14,450,000	14,834,581
0.375% 6/30/15	25,000,000	25,051,757
1.875% 6/30/15	8,850,000	9,064,394
0.250% 7/15/15	25,000,000	25,000,977
1.750% 7/31/15	26,100,000	26,708,660
0.250% 8/15/15	14,000,000	13,994,532
4.250% 8/15/15	20,050,000	21,330,407
1.250% 8/31/15	9,800,000	9,955,804
0.250% 9/15/15	25,000,000	24,979,492
0.250% 9/30/15	100,000,000	99,909,510
1.250% 9/30/15	14,900,000	15,141,542
1.250% 10/31/15	24,250,000	24,651,641
4.500% 11/15/15	14,900,000	16,051,937
1.375% 11/30/15	31,200,000	31,803,280
2.125% 12/31/15	7,450,000	7,705,900
0.375% 1/15/16	3,000,000	2,998,750
2.000% 1/31/16	24,700,000	25,511,111
4.500% 2/15/16	17,250,000	18,741,856
2.125% 2/29/16	6,050,000	6,270,809
2.625% 2/29/16	9,800,000	10,265,500
0.375% 3/15/16	35,000,000	34,946,223
2.250% 3/31/16	9,300,000	9,670,547
2.375% 3/31/16	23,050,000	24,043,432
2.000% 4/30/16	14,000,000	14,482,891
2.625% 4/30/16	14,000,000	14,686,693
5.125% 5/15/16	8,400,000	9,308,797
1.750% 5/31/16	8,850,000	9,106,281
3.250% 5/31/16	3,750,000	3,993,506
0.500% 6/15/16	15,000,000	14,983,985
1.500% 6/30/16	18,650,000	19,079,582
3.250% 6/30/16	27,950,000	29,819,156
1.500% 7/31/16	26,100,000	26,695,746
3.250% 7/31/16	14,000,000	14,950,286
4.875% 8/15/16	6,500,000	7,221,432
1.000% 8/31/16	23,300,000	23,518,740
3.000% 8/31/16	20,500,000	21,774,844

1.000% 9/30/16	$25,650,000	$25,869,762
3.000% 9/30/16	31,700,000	33,691,156
3.125% 10/31/16	28,900,000	30,838,332
4.625% 11/15/16	25,150,000	27,915,517
0.875% 11/30/16	19,100,000	19,161,179
0.875% 12/31/16	34,950,000	35,026,907
3.250% 12/31/16	21,450,000	23,008,197
0.875% 1/31/17	14,000,000	14,013,307
3.125% 1/31/17	18,650,000	19,938,016
4.625% 2/15/17	16,600,000	18,513,323
0.875% 2/28/17	18,650,000	18,647,572
3.000% 2/28/17	20,500,000	21,845,046
3.250% 3/31/17	23,300,000	25,041,736
3.125% 4/30/17	11,650,000	12,471,720
2.750% 5/31/17	20,500,000	21,703,842
2.500% 6/30/17	14,450,000	15,163,469
2.375% 7/31/17	22,100,000	23,092,774
4.750% 8/15/17	8,850,000	9,998,541
1.875% 8/31/17	25,650,000	26,330,325
0.625% 9/30/17	25,000,000	24,479,492
1.875% 9/30/17	23,300,000	23,895,243
0.750% 10/31/17	25,000,000	24,546,875
1.875% 10/31/17	20,200,000	20,704,737
4.250% 11/15/17	23,750,000	26,442,286
0.625% 11/30/17	25,000,000	24,375,000
0.750% 12/31/17	40,000,000	39,112,500
2.750% 12/31/17	4,200,000	4,438,820
0.875% 1/31/18	38,500,000	37,766,094
2.625% 1/31/18	19,550,000	20,556,774
3.500% 2/15/18	18,650,000	20,247,635
0.750% 2/28/18	30,000,000	29,209,767
2.750% 2/28/18	13,500,000	14,262,890
0.750% 3/31/18	40,000,000	38,863,540
2.875% 3/31/18	5,600,000	5,935,781
0.625% 4/30/18	25,000,000	24,109,050
2.625% 4/30/18	4,650,000	4,880,865
3.875% 5/15/18	4,650,000	5,125,475
1.000% 5/31/18	25,000,000	24,454,427
2.375% 5/31/18	13,500,000	14,012,930
1.375% 6/30/18	55,000,000	54,580,339
2.375% 6/30/18	23,750,000	24,631,348
1.375% 7/31/18	25,000,000	24,777,345
2.250% 7/31/18	25,150,000	25,927,095
4.000% 8/15/18	5,600,000	6,211,042
1.500% 8/31/18	22,850,000	22,732,775
1.375% 9/30/18	76,000,000	75,070,778
1.750% 10/31/18	18,650,000	18,731,594
3.750% 11/15/18	29,800,000	32,702,395
1.250% 11/30/18	40,000,000	39,143,228
1.375% 11/30/18	14,000,000	13,790,000
1.375% 12/31/18	18,650,000	18,338,924
1.500% 12/31/18	40,000,000	39,542,392
1.250% 1/31/19	18,650,000	18,187,635
2.750% 2/15/19	23,750,000	24,885,238
1.375% 2/28/19	14,000,000	13,710,339
1.500% 3/31/19	25,000,000	24,584,310
1.250% 4/30/19	14,000,000	13,563,593
3.125% 5/15/19	20,500,000	21,845,579
0.875% 7/31/19	23,300,000	21,941,440
3.625% 8/15/19	14,900,000	16,234,597
1.000% 9/30/19	5,000,000	4,720,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

3.375% 11/15/19	$31,700,000	$34,099,788
1.375% 1/31/20	2,000,000	1,912,995
3.625% 2/15/20	24,450,000	26,612,933
1.125% 3/31/20	5,000,000	4,685,157
3.500% 5/15/20	28,400,000	30,639,828
1.375% 5/31/20	20,000,000	18,955,468
2.625% 8/15/20	13,000,000	13,264,400
2.625% 11/15/20	23,750,000	24,136,246
3.125% 5/15/21	9,300,000	9,694,524
1.625% 8/15/22	40,000,000	36,340,104
1.625% 11/15/22	10,000,000	9,025,911
2.000% 2/15/23	50,000,000	46,382,810
1.750% 5/15/23	25,000,000	22,532,878
2.500% 8/15/23	50,000,000	48,015,625
2.750% 11/15/23	15,000,000	14,673,828

		3,027,544,070

Total Government Securities		6,828,124,080

Total Long-Term Debt Securities (89.0%) (Cost $6,896,594,010)		6,866,427,607

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.3%)
iShares® Barclays 1-3 Year Treasury Bond ETF	4,288,450	$361,859,411
iShares® Barclays 3-7 Year Treasury Bond ETF	1,306,067	156,767,222
iShares® Barclays 7-10 Year Treasury Bond ETF	2,813,450	279,206,778

Total Investment Companies (10.3%) (Cost $798,559,133)		797,833,411

Total Investments (99.3%) (Cost $7,695,153,143)		7,664,261,018
Other Assets Less Liabilities (0.7%)		52,171,420

Net Assets (100%)		$7,716,432,438

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$21,964,481	$—	$21,964,481
Utilities	—	16,339,046	—	16,339,046
Government Securities
U.S. Government Agencies	—	3,800,580,010	—	3,800,580,010
U.S. Treasuries	—	3,027,544,070	—	3,027,544,070
Investment Companies
Exchange Traded Funds (ETFs)	797,833,411	—	—	797,833,411

Total Assets	$797,833,411	$6,866,427,607	$—	$7,664,261,018

Total Liabilities	$—	$—	$—	$—

Total	$797,833,411	$6,866,427,607	$—	$7,664,261,018

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,485,871,488
Long-term U.S. government debt securities	1,119,988,598

$3,605,860,086

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,070,218,887
Long-term U.S. government debt securities	925,162,953

$2,995,381,840

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$36,278,193
Aggregate gross unrealized depreciation	(68,306,645)

Net unrealized depreciation	$(32,028,452)

Federal income tax cost of investments	$7,696,289,470

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $53,701 for Short Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $7,695,153,143)	$7,664,261,018
Cash	245,926,084
Dividends, interest and other receivables	30,613,096
Receivable from Separate Accounts for Trust shares sold	5,036,889
Other assets	31,756

Total assets	7,945,868,843

LIABILITIES
Payable for securities purchased	221,142,220
Payable to Separate Accounts for Trust shares redeemed	4,859,051
Investment management fees payable	2,274,999
Administrative fees payable	668,647
Distribution fees payable - Class IB	98,539
Distribution fees payable - Class IA	36,055
Trustees’ fees payable	2,696
Accrued expenses	354,198

Total liabilities	229,436,405

NET ASSETS	$7,716,432,438

Net assets were comprised of:
Paid in capital	$7,748,514,591
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(1,190,028)
Net unrealized appreciation (depreciation) on investments	(30,892,125)

Net assets	$7,716,432,438

Class IA
Net asset value, offering and redemption price per share, $170,349,615 / 16,696,219 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

Class IB
Net asset value, offering and redemption price per share, $459,699,054 / 45,319,008 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.14

Class K
Net asset value, offering and redemption price per share, $7,086,383,769 / 694,559,086 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$65,411,328
Dividends	6,847,911

Total income	72,259,239

EXPENSES
Investment management fees	26,408,687
Administrative fees	7,780,960
Distribution fees - Class IB	1,244,631
Printing and mailing expenses	762,351
Distribution fees - Class IA	450,950
Trustees’ fees	209,671
Professional fees	193,037
Custodian fees	144,500
Miscellaneous	204,051

Total expenses	37,398,838

NET INVESTMENT INCOME (LOSS)	34,860,401

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	6,368
Net change in unrealized appreciation (depreciation) on investments	(144,070,109)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(144,063,741)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(109,203,340)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,860,401	$32,671,170
Net realized gain (loss) on investments	6,368	44,893,454
Net change in unrealized appreciation (depreciation) on investments	(144,070,109)	12,354,289

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(109,203,340)	89,918,913

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(377,326)	(483,022)
Class IB	(1,031,944)	(1,332,352)
Class K	(33,664,449)	(32,595,538)

	(35,073,719)	(34,410,912)

Distributions from net realized capital gains
Class IA	—	(740,603)
Class IB	—	(2,055,710)
Class K	—	(24,836,240)

	—	(27,632,553)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,073,719)	(62,043,465)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,847,673 and 1,897,393 shares, respectively ]	19,047,355	19,760,108
Capital shares issued in reinvestment of dividends and distributions [ 36,839 and 117,783 shares, respectively ]	377,326	1,223,625
Capital shares repurchased [ (3,840,613) and (4,014,285) shares, respectively ]	(39,640,719)	(41,812,831)

Total Class IA transactions	(20,216,038)	(20,829,098)

Class IB
Capital shares sold [ 6,975,487 and 11,290,664 shares, respectively ]	71,519,750	116,791,381
Capital shares issued in reinvestment of dividends and distributions [ 101,341 and 328,034 shares, respectively ]	1,031,944	3,388,062
Capital shares repurchased [ (13,704,160) and (13,161,682) shares, respectively ]	(140,455,518)	(136,292,147)

Total Class IB transactions	(67,903,824)	(16,112,704)

Class K
Capital shares sold [ 137,450,199 and 381,632,813 shares, respectively ]	1,420,352,477	3,961,551,715
Capital shares issued in reinvestment of dividends and distributions [ 3,287,124 and 5,528,731 shares, respectively ]	33,664,449	57,431,778
Capital shares repurchased [ (77,674,302) and (62,863,732) shares, respectively ]	(801,108,955)	(656,427,585)
Capital shares repurchased in-kind (Note 9)[ 0 and (50,400,755) shares, respectively ]	—	(527,631,645)

Total Class K transactions	652,907,971	2,834,924,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	564,788,109	2,797,982,461

TOTAL INCREASE (DECREASE) IN NET ASSETS	420,511,050	2,825,857,909
NET ASSETS:
Beginning of year	7,295,921,388	4,470,063,479

End of year (a)	$7,716,432,438	$7,295,921,388

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO(gg)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.40	$10.36	$9.88	$9.59	$9.89

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)	0.13 (e)	0.15 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments	(0.20)	0.09	0.42	0.29	(0.31)

Total from investment operations	(0.18)	0.11	0.55	0.44	(0.17)

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	(0.07)	(0.15)	(0.13)
Distributions from net realized gains	—	(0.04)	—	—	—

Total dividends and distributions	(0.02)	(0.07)	(0.07)	(0.15)	(0.13)

Net asset value, end of year	$10.20	$10.40	$10.36	$9.88	$9.59

Total return	(1.70)%	1.02%	5.54%	4.55%	(1.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$170,350	$193,913	$213,969	$1,374,541	$1,272,942
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.47%	0.48%	0.49%
Ratio of net investment income (loss) to average net assets (f)	0.23%	0.22%	1.32%	1.50%	1.48%
Portfolio turnover rate	40%	68%	33%	50%	120%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.34	$10.30	$9.82	$9.54	$9.83

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)	0.10 (e)	0.12 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	(0.20)	0.09	0.42	0.28	(0.31)

Total from investment operations	(0.18)	0.11	0.52	0.40	(0.19)

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	(0.04)	(0.12)	(0.10)
Distributions from net realized gains	—	(0.04)	—	—	—

Total dividends and distributions	(0.02)	(0.07)	(0.04)	(0.12)	(0.10)

Net asset value, end of year	$10.14	$10.34	$10.30	$9.82	$9.54

Total return	(1.72)%	1.02%	5.30%	4.19%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$459,699	$536,906	$550,995	$504,502	$493,833
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.72%	0.73%	0.74%
Ratio of net investment income (loss) to average net assets (f)	0.23%	0.22%	1.01%	1.24%	1.26%
Portfolio turnover rate	40%	68%	33%	50%	120%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO(gg)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.40	$10.36	$10.33

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	(0.20)	0.08	0.05

Total from investment operations	(0.15)	0.13	0.09

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.06)
Distributions from net realized gains	—	(0.04)	—

Total dividends and distributions	(0.05)	(0.09)	(0.06)

Net asset value, end of period	$10.20	$10.40	$10.36

Total return (b)	(1.46)%	1.27%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,086,384	$6,565,102	$3,705,100
Ratio of expenses to average net assets (a)(f)	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	0.48%	0.47%	1.07%
Portfolio turnover rate	40%	68%	33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Hirayama Investments, LLC

➢	MFS Investment Management

➢	WHV Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	17.49%	11.05%	5.61%
Portfolio – Class IB Shares*	17.47	10.90	5.40
Portfolio – Class K Shares***	17.78	N/A	11.62
MSCI EAFE Index	22.78	12.44	6.91
40% DJ EuroSTOXX 50/
25% FTSE 100/25% TOPIX/10% S&P/ASX 200	23.45	11.29	N/A
VMI – Intl	22.66	11.27	8.23
VMI – International Proxy	23.67	10.88	N/A
* Date of inception 5/1/99.
** Date of inception 3/25/02.
*** Date of inception 8/26/11.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.49% for the year ended December 31, 2013. The Portfolio’s benchmarks, the MSCI EAFE Index returned 22.78%, the 40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 23.45%, the VMI — Intl returned 22.66% and the VMI –– International Proxy returned 23.67% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Strong stock selection in the Energy sector resulted in the highest positive contribution to performance. Stock selection within the Industrials sector was also notably positive.

•	Individual stock contributors to performance were led by Canadian Pacific Railway, Core Laboratories and Eaton Corporation.

•	An underweight position in the Utilities sector aided relative performance.

What hurt performance during the year:

•

Stock selection in the Materials sectors was a primary detractor from performance relative to the benchmark. Individual holdings within the sector which detracted included Agrium Inc., BHP Billiton and Potash Corp. of Saskatchewan. An overweight to the sector was also detrimental.

•	An underweighting of the market performing Consumer Discretionary and Telecommunication Services sectors detracted from performance.

•	An overweight position in the Energy sector resulted in a negative relative contribution to performance.

•	Stock selection within the Financials and Consumer Staples sectors was also detrimental to performance.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	12.7%
Industrials	10.6
Consumer Staples	9.9
Energy	9.1
Materials	8.0
Consumer Discretionary	7.9
Exchange Traded Funds	7.0
Health Care	6.2
Information Technology	3.7
Telecommunication Services	2.7
Utilities	1.5
Cash and Other	20.7

100.0%

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,160.46	$5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30
Class IB
Actual	1,000.00	1,159.00	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30
Class K
Actual	1,000.00	1,160.78	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	4.03

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.3%)
AGL Energy Ltd.	35,266	$473,280
ALS Ltd.	23,592	185,585
Alumina Ltd.*	165,537	164,806
Amcor Ltd.	77,349	728,635
AMP Ltd.	187,842	736,309
APA Group	52,851	283,144
Asciano Ltd.	62,521	321,552
ASX Ltd.	12,408	407,268
Aurizon Holdings Ltd.	129,427	563,959
Australia & New Zealand Banking Group Ltd.	173,931	5,005,415
Bank of Queensland Ltd.	17,487	189,868
Bendigo and Adelaide Bank Ltd.	26,599	279,065
BHP Billiton Ltd.	755,938	25,642,378
BHP Billiton Ltd. (ADR)	16,138	1,100,612
Boral Ltd. (b)	46,927	199,868
Brambles Ltd.	99,768	815,108
Caltex Australia Ltd.	8,311	148,789
CFS Retail Property Trust Group (REIT)	135,700	235,669
Coca-Cola Amatil Ltd.	36,640	393,572
Cochlear Ltd.	3,656	192,341
Commonwealth Bank of Australia	102,203	7,099,799
Computershare Ltd.	30,523	310,150
Crown Resorts Ltd.	25,679	386,350
CSL Ltd.	30,905	1,902,956
Dexus Property Group (REIT)	313,930	281,710
Echo Entertainment Group Ltd.	47,844	105,091
Federation Centres Ltd. (REIT)	88,520	184,952
Flight Centre Travel Group Ltd.	3,344	141,978
Fortescue Metals Group Ltd.	99,201	515,516
Goodman Group (REIT)	109,336	461,772
GPT Group (REIT)	112,728	342,226
Harvey Norman Holdings Ltd.	30,496	86,046
Iluka Resources Ltd.	26,838	206,806
Incitec Pivot Ltd.	104,400	249,826
Insurance Australia Group Ltd.	133,267	692,546
Leighton Holdings Ltd.	10,751	154,649
Lend Lease Group	34,975	347,893
Macquarie Group Ltd.	18,367	901,516
Metcash Ltd.	55,669	157,074
Mirvac Group (REIT)	234,128	351,209
National Australia Bank Ltd.	149,299	4,643,155
Newcrest Mining Ltd.	49,095	341,928
Orica Ltd.	23,463	499,870
Origin Energy Ltd.	70,114	880,849
Qantas Airways Ltd.*	73,806	72,162
QBE Insurance Group Ltd.	76,712	788,391
Ramsay Health Care Ltd.	8,344	322,302
REA Group Ltd.	2,831	95,450
Rio Tinto Ltd.	83,568	5,087,446
Santos Ltd.	61,618	804,924
Seek Ltd.	20,436	244,696
Sonic Healthcare Ltd.	24,100	356,783
SP AusNet	111,403	123,842
Stockland Corp., Ltd. (REIT)	141,190	455,107
Suncorp Group Ltd.	82,472	964,674
Sydney Airport	63,698	216,129
Tabcorp Holdings Ltd.	48,171	156,133
Tatts Group Ltd.	88,860	245,964

Telstra Corp., Ltd.	275,996	$1,293,793
Toll Holdings Ltd.	43,669	221,475
Transurban Group	89,727	548,002
Treasury Wine Estates Ltd.	40,986	176,395
Wesfarmers Ltd.	63,350	2,491,132
Westfield Group (REIT)	131,280	1,182,749
Westfield Retail Trust (REIT)	194,698	516,322
Westpac Banking Corp.	196,812	5,690,249
Woodside Petroleum Ltd.	41,825	1,452,742
Woolworths Ltd.	79,228	2,394,640
WorleyParsons Ltd.	13,242	196,275

		85,410,867

Austria (0.1%)
Andritz AG	4,666	292,643
Erste Group Bank AG	16,426	572,388
Immofinanz AG*	60,292	279,354
OMV AG	9,440	451,804
Raiffeisen Bank International AG	3,249	114,512
Telekom Austria AG	13,333	100,956
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,550	127,079
Voestalpine AG	6,996	336,180

		2,274,916

Belgium (0.5%)
Ageas	14,087	599,795
Anheuser-Busch InBev N.V.	50,884	5,408,286
Belgacom S.A.	9,707	287,176
Colruyt S.A.	4,784	267,071
Delhaize Group S.A.	6,532	388,198
Groupe Bruxelles Lambert S.A.	5,171	474,700
KBC Groep N.V.	15,712	891,619
Solvay S.A.	3,800	601,181
Telenet Group Holding N.V.	3,283	195,900
UCB S.A.	7,052	525,236
Umicore S.A.	7,307	341,324

		9,980,486

Bermuda (0.2%)
Nabors Industries Ltd.	133,959	2,275,963
Seadrill Ltd.	23,936	977,125

		3,253,088

Brazil (0.9%)
AMBEV S.A. (ADR)	148,025	1,087,984
BM&F Bovespa S.A.	373,800	1,752,348
Cia. Hering	78,200	991,069
Itau Unibanco Holding S.A. (Preference) (ADR)	200,450	2,720,107
Lojas Renner S.A.	25,400	656,734
LPS Brasil Consultoria de Imoveis S.A.	42,700	261,349
M Dias Branco S.A.	34,100	1,445,375
Vale S.A. (ADR)	639,936	9,759,024

		18,673,990

Canada (5.2%)
Agrium, Inc.	66,525	6,085,707
Brookfield Asset Management, Inc., Class A	84,134	3,266,923
Canadian National Railway Co.	492,682	28,092,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Canadian Natural Resources Ltd. (New York Exchange)	308,152	$10,427,864
Canadian Natural Resources Ltd. (Toronto Exchange)	73,184	2,476,096
Canadian Pacific Railway Ltd. (New York Exchange)	54,960	8,316,547
Canadian Pacific Railway Ltd. (Toronto Exchange)	92,807	14,035,721
Cenovus Energy, Inc.	52,326	1,499,140
Dollarama, Inc.	35,088	2,913,732
Finning International, Inc.	40,822	1,043,368
Potash Corp. of Saskatchewan, Inc.	177,072	5,837,667
Suncor Energy, Inc. (New York Exchange)	397,987	13,949,444
Suncor Energy, Inc. (Toronto Exchange)	152,950	5,362,069

		103,307,006

Chile (0.1%)
Banco Santander Chile S.A. (ADR)	53,490	1,260,759

China (0.1%)
Guangzhou Automobile Group Co., Ltd., Class H	1,174,068	1,283,945
Yangzijiang Shipbuilding Holdings Ltd.	127,652	119,868

		1,403,813

Denmark (1.0%)
A. P. Moller - Maersk A/S, Class A	35	360,795
A. P. Moller - Maersk A/S, Class B	84	911,604
Carlsberg A/S, Class B	43,340	4,795,353
Chr Hansen Holding A/S	57,166	2,270,722
Coloplast A/S, Class B	6,976	461,829
Danske Bank A/S*	42,024	964,047
DSV A/S	12,050	395,093
Novo Nordisk A/S, Class B	41,766	7,655,784
Novozymes A/S, Class B	14,010	591,377
TDC A/S	50,204	486,972
Tryg A/S	1,627	157,367
William Demant Holding A/S*	1,573	152,869

		19,203,812

Finland (0.5%)
Elisa Oyj	8,822	233,747
Fortum Oyj	27,388	626,580
Kone Oyj, Class B	55,838	2,519,576
Metso Oyj	8,192	349,587
Neste Oil Oyj	8,496	167,956
Nokia Oyj*	236,958	1,897,222
Nokian Renkaat Oyj	7,196	345,197
Orion Oyj, Class B	6,464	181,585
Pohjola Bank plc, Class A	9,195	184,937
Sampo Oyj, Class A	26,294	1,292,087
Stora Enso Oyj, Class R	35,328	354,542
UPM-Kymmene Oyj	33,723	569,703
Wartsila Oyj	11,316	556,847

		9,279,566

France (6.3%)
Accor S.A.	10,150	$478,943
Aeroports de Paris S.A.	1,852	210,193
Air Liquide S.A.	39,429	5,576,127
Airbus Group N.V.	37,461	2,876,174
Alcatel-Lucent*	175,228	785,377
Alstom S.A.	13,820	503,347
Arkema S.A.	4,024	469,382
AtoS	4,047	366,283
AXA S.A.‡	113,867	3,165,832
BNP Paribas S.A.	63,370	4,938,640
Bouygues S.A.	12,235	461,525
Bureau Veritas S.A.	14,186	414,611
Cap Gemini S.A.	9,151	618,499
Carrefour S.A.	38,642	1,531,534
Casino Guichard Perrachon S.A.	3,611	416,140
CGG S.A.*	10,176	176,109
Christian Dior S.A.	3,495	660,389
Cie de Saint-Gobain S.A.	26,010	1,430,384
Cie Generale des Etablissements Michelin	11,679	1,241,160
CNP Assurances S.A.	10,289	210,903
Credit Agricole S.A.*	64,050	819,897
Danone S.A.	144,156	10,375,862
Dassault Systemes S.A.	19,575	2,429,833
Edenred	12,957	433,681
EDF S.A.	15,407	544,404
Essilor International S.A.	34,931	3,713,658
Eurazeo S.A.	2,068	162,105
Eutelsat Communications S.A.	9,195	286,702
Fonciere des Regions (REIT)	1,883	162,550
GDF Suez S.A.	84,333	1,983,309
Gecina S.A. (REIT)	1,344	177,554
Groupe Eurotunnel S.A. (Registered)	35,696	375,177
ICADE (REIT)	1,984	184,698
Iliad S.A.	1,581	323,855
Imerys S.A.	2,253	195,916
J.C. Decaux S.A.	4,428	182,565
Kering	4,846	1,024,330
Klepierre S.A. (REIT)	6,489	300,703
Lafarge S.A.	11,969	896,890
Lagardere S.C.A.	7,357	273,470
Legrand S.A.	40,637	2,239,527
L’Oreal S.A.	29,340	5,154,360
LVMH Moet Hennessy Louis Vuitton S.A.	55,291	10,086,064
Natixis S.A.	58,519	344,077
Orange S.A.	118,857	1,471,604
Pernod-Ricard S.A.	62,209	7,086,956
Publicis Groupe S.A.	66,270	6,063,560
Remy Cointreau S.A.	1,565	131,310
Renault S.A.	12,322	990,808
Rexel S.A.	11,750	308,337
Safran S.A.	16,608	1,154,034
Sanofi S.A.	75,865	8,048,820
Schneider Electric S.A.	73,683	6,426,586
SCOR SE	9,741	355,989
Societe BIC S.A.	1,802	220,781
Societe Generale S.A.	45,315	2,631,988
Sodexo S.A.	6,043	612,195
Suez Environnement Co. S.A.	17,727	317,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Technip S.A.	26,793	$2,574,979
Thales S.A.	5,805	373,742
Total S.A.	135,797	8,318,914
Unibail-Rodamco SE (REIT)	6,148	1,575,266
Valeo S.A.	4,518	499,906
Vallourec S.A.	6,690	364,456
Veolia Environnement S.A.	21,753	354,768
Vinci S.A.	29,612	1,943,981
Vivendi S.A.	75,920	2,000,608
Wendel S.A.	2,053	299,236
Zodiac Aerospace	2,164	383,291

		123,712,495

Germany (5.6%)
Adidas AG	40,327	5,139,468
Allianz SE (Registered)	28,864	5,175,965
Axel Springer SE	2,639	169,543
BASF SE	105,253	11,220,285
BASF SE (ADR)	6,500	700,635
Bayer AG (Registered)	92,902	13,029,749
Bayerische Motoren Werke (BMW) AG	21,062	2,469,249
Bayerische Motoren Werke (BMW) AG (Preference)	3,370	287,856
Beiersdorf AG	6,461	654,542
Brenntag AG	23,941	4,438,077
Celesio AG	5,634	178,266
Commerzbank AG*	61,669	993,454
Continental AG	7,051	1,546,190
Daimler AG (Registered)	60,974	5,276,174
Deutsche Bank AG (Registered)	65,004	3,100,847
Deutsche Boerse AG	12,371	1,024,531
Deutsche Lufthansa AG (Registered)*	14,742	312,726
Deutsche Post AG (Registered)	57,549	2,098,009
Deutsche Telekom AG (Registered)	182,568	3,121,904
Deutsche Wohnen AG	18,918	365,268
E.ON SE	113,242	2,089,883
Fraport AG	2,210	165,362
Fresenius Medical Care AG & Co. KGaA	35,180	2,503,583
Fresenius SE & Co. KGaA	7,992	1,226,997
Fuchs Petrolub SE (Preference)	2,259	220,771
GEA Group AG	11,539	549,247
Hannover Rueck SE	3,865	331,679
HeidelbergCement AG	9,014	683,891
Henkel AG & Co. KGaA	8,067	839,435
Henkel AG & Co. KGaA (Preference)	11,192	1,298,107
Hochtief AG	1,911	163,153
Hugo Boss AG	2,017	287,190
Infineon Technologies AG	69,256	739,338
K+S AG (Registered)	11,041	339,856
Kabel Deutschland Holding AG	1,419	183,929
Lanxess AG	5,333	355,642
Linde AG	38,534	8,060,357
MAN SE	2,237	274,662
Merck KGaA	4,142	742,184
Metro AG	8,310	402,409
Muenchener Rueckversicherungs AG (Registered)	11,416	2,515,154

OSRAM Licht AG*	5,056	$285,177
Porsche Automobil Holding SE (Preference)	9,563	995,369
ProSiebenSat.1 Media AG (Registered)	11,609	574,938
RWE AG	30,725	1,124,550
SAP AG	99,643	8,541,385
Siemens AG (Registered)	50,191	6,855,752
Sky Deutschland AG*	27,353	301,036
Suedzucker AG	5,196	140,246
Symrise AG	67,741	3,121,908
Telefonica Deutschland Holding AG	17,763	146,619
ThyssenKrupp AG*	24,734	601,930
United Internet AG (Registered)	6,794	288,994
Volkswagen AG	1,792	485,409
Volkswagen AG (Preference)	9,201	2,584,093

		111,322,973

Hong Kong (1.7%)
AIA Group Ltd.	1,598,725	8,020,118
ASM Pacific Technology Ltd.	15,307	128,113
Bank of East Asia Ltd.	86,380	365,937
BOC Hong Kong Holdings Ltd.	237,043	759,645
Cathay Pacific Airways Ltd.	87,575	185,217
Cheung Kong Holdings Ltd.	88,899	1,403,252
Cheung Kong Infrastructure Holdings Ltd.	39,340	248,339
China Unicom Hong Kong Ltd.	2,068,023	3,093,647
CLP Holdings Ltd.	111,564	881,946
Dairy Farm International Holdings Ltd.	86,219	819,081
First Pacific Co., Ltd.	166,250	189,098
Galaxy Entertainment Group Ltd.*	135,000	1,210,844
Hang Lung Properties Ltd.	143,438	453,198
Hang Seng Bank Ltd.	49,074	795,507
Henderson Land Development Co., Ltd.	68,209	389,235
HKT Trust/HKT Ltd.	136,000	134,346
Hong Kong & China Gas Co., Ltd.	367,747	843,215
Hong Kong Exchanges and Clearing Ltd.	44,727	745,806
Hopewell Holdings Ltd.	37,351	126,441
Hutchison Whampoa Ltd.	136,571	1,856,336
Hysan Development Co., Ltd.	39,459	169,961
Kerry Properties Ltd.	40,732	141,301
Li & Fung Ltd.	2,911,503	3,754,695
Link REIT (REIT)	146,186	708,845
MTR Corp., Ltd.	93,029	352,114
New World Development Co., Ltd.	238,170	300,696
Noble Group Ltd.	269,979	228,914
NWS Holdings Ltd.	95,383	145,394
PCCW Ltd.	265,585	118,848
Power Assets Holdings Ltd.	88,996	707,556
Shangri-La Asia Ltd.	99,859	194,714
Sino Land Co., Ltd.	189,241	258,689
SJM Holdings Ltd.	124,000	415,769
Sun Hung Kai Properties Ltd.	103,278	1,309,904
Swire Pacific Ltd., Class A	43,331	507,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Swire Properties Ltd.	75,000	$189,572
Wharf Holdings Ltd.	97,330	744,319
Wheelock & Co., Ltd.	58,116	267,185
Yue Yuen Industrial Holdings Ltd.	46,199	154,308

		33,320,054

India (0.1%)
HDFC Bank Ltd. (ADR)	71,480	2,461,771

Ireland (1.5%)
Accenture plc, Class A	66,686	5,482,923
Bank of Ireland*	1,343,976	465,925
CRH plc	46,557	1,172,087
Eaton Corp. plc	163,471	12,443,412
Experian plc	228,826	4,221,218
James Hardie Industries plc (CDI)	27,899	322,349
Kerry Group plc (BATS Eaurope Exchange), Class A	6,232	432,955
Kerry Group plc (Irish Stock Exchange), Class A	3,337	231,785
Paddy Power plc	22,277	1,900,081
Shire plc	59,251	2,798,288

		29,471,023

Israel (0.3%)
Bank Hapoalim B.M.	67,673	379,101
Bank Leumi Le-Israel B.M.*	80,023	326,822
Bezeq Israeli Telecommunication Corp., Ltd.	115,948	196,531
Delek Group Ltd.	229	87,458
Israel Chemicals Ltd.	28,547	237,864
Israel Corp., Ltd.*	166	87,351
Mizrahi Tefahot Bank Ltd.	8,173	106,965
NICE Systems Ltd.	3,657	149,777
NICE Systems Ltd. (ADR)	62,249	2,549,719
Teva Pharmaceutical Industries Ltd.	54,148	2,164,672

		6,286,260

Italy (1.1%)
Assicurazioni Generali S.p.A.	74,049	1,741,963
Atlantia S.p.A.	21,212	475,948
Banca Monte dei Paschi di Siena S.p.A.*	428,122	103,305
Enel Green Power S.p.A.	109,584	276,032
Enel S.p.A.	418,044	1,825,377
Eni S.p.A.	161,154	3,877,525
Exor S.p.A.	5,733	228,010
Fiat S.p.A.*	56,105	458,857
Finmeccanica S.p.A.*	26,882	203,584
Intesa Sanpaolo S.p.A.	741,393	1,829,762
Luxottica Group S.p.A.	10,584	567,128
Mediobanca S.p.A.*	32,379	283,299
Pirelli & C. S.p.A.	14,626	253,122
Prysmian S.p.A.	103,074	2,653,057
Saipem S.p.A.	119,185	2,551,261
Snam S.p.A.	129,346	723,509
Telecom Italia S.p.A.	641,433	636,224
Telecom Italia S.p.A. (RNC)	384,457	300,943
Terna Rete Elettrica Nazionale S.p.A.	96,078	480,058

UniCredit S.p.A.	276,788	$2,048,582
Unione di Banche Italiane S.c.p.A.	54,312	368,803

		21,886,349

Japan (10.7%)
ABC-Mart, Inc.	1,840	80,285
Acom Co., Ltd.*	23,500	79,665
Advantest Corp.	8,998	111,674
Aeon Co., Ltd.	38,452	520,312
AEON Financial Service Co., Ltd.	27,538	737,415
Aeon Mall Co., Ltd.	6,908	193,576
Air Water, Inc.	10,000	135,220
Aisin Seiki Co., Ltd.	12,338	500,268
Ajinomoto Co., Inc.	38,168	551,626
Alfresa Holdings Corp.	2,366	117,278
Amada Co., Ltd.	23,148	203,762
ANA Holdings, Inc.	76,302	152,155
Aozora Bank Ltd.	68,918	195,020
Asahi Glass Co., Ltd.	64,752	402,125
Asahi Group Holdings Ltd.	24,787	697,642
Asahi Kasei Corp.	81,078	634,396
Asics Corp.	10,548	179,790
Astellas Pharma, Inc.	27,330	1,616,807
Bank of Kyoto Ltd.	21,082	175,767
Bank of Yokohama Ltd.	73,700	410,105
Benesse Holdings, Inc.	4,774	191,531
Bridgestone Corp.	41,164	1,555,719
Brother Industries Ltd.	14,515	198,063
Calbee, Inc.	4,400	106,751
Canon, Inc.	72,130	2,280,818
Casio Computer Co., Ltd.	14,827	181,202
Central Japan Railway Co.	9,200	1,081,531
Chiba Bank Ltd.	48,672	327,684
Chiyoda Corp.	10,000	144,906
Chubu Electric Power Co., Inc.	41,254	532,373
Chugai Pharmaceutical Co., Ltd.	14,347	316,748
Chugoku Bank Ltd.	9,511	120,660
Chugoku Electric Power Co., Inc.	18,962	294,576
Citizen Holdings Co., Ltd.	17,552	147,669
Coca-Cola West Co., Ltd.	4,048	85,603
Credit Saison Co., Ltd.	9,816	257,820
Dai Nippon Printing Co., Ltd.	36,162	383,219
Daicel Corp.	17,955	145,945
Daido Steel Co., Ltd.	18,519	91,795
Daihatsu Motor Co., Ltd.	12,200	206,442
Dai-ichi Life Insurance Co., Ltd.	54,500	909,282
Daiichi Sankyo Co., Ltd.	43,287	790,437
Daikin Industries Ltd.	15,023	934,390
Dainippon Sumitomo Pharma Co., Ltd.	10,592	165,453
Daito Trust Construction Co., Ltd.	4,638	432,927
Daiwa House Industry Co., Ltd.	36,658	708,376
Daiwa Securities Group, Inc.	106,476	1,061,626
DeNA Co., Ltd.	6,500	136,530
Denso Corp.	30,812	1,623,840
Dentsu, Inc.	13,291	542,696
Don Quijote Holdings Co., Ltd.	3,300	199,611
East Japan Railway Co.	21,120	1,680,615
Eisai Co., Ltd.	16,154	625,084

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Electric Power Development Co., Ltd.	7,603	$221,282
FamilyMart Co., Ltd.	3,604	164,440
FANUC Corp.	12,044	2,201,567
Fast Retailing Co., Ltd.	3,316	1,366,579
Fuji Electric Co., Ltd.	37,288	174,207
Fuji Heavy Industries Ltd.	37,480	1,073,043
Fujifilm Holdings Corp.	29,768	842,640
Fujitsu Ltd.*	119,742	618,551
Fukuoka Financial Group, Inc.	47,983	210,048
Gree, Inc.	6,500	64,130
GungHo Online Entertainment, Inc.*	21,500	154,548
Gunma Bank Ltd.	22,274	124,156
Hachijuni Bank Ltd.	25,088	146,035
Hakuhodo DY Holdings, Inc.	14,060	108,811
Hamamatsu Photonics KK	4,400	175,691
Hankyu Hanshin Holdings, Inc.	74,000	399,126
Hino Motors Ltd.	16,830	264,013
Hirose Electric Co., Ltd.	1,866	265,432
Hiroshima Bank Ltd.	30,000	123,920
Hisamitsu Pharmaceutical Co., Inc.	3,867	194,617
Hitachi Chemical Co., Ltd.	6,888	109,687
Hitachi Construction Machinery Co., Ltd.	6,451	137,522
Hitachi High-Technologies Corp.	3,618	90,733
Hitachi Ltd.	305,211	2,306,979
Hitachi Metals Ltd.	11,386	160,665
Hokkaido Electric Power Co., Inc.*	11,268	129,361
Hokuhoku Financial Group, Inc.	75,000	149,558
Hokuriku Electric Power Co.	10,138	137,375
Honda Motor Co., Ltd.	265,904	10,933,096
Hoya Corp.	27,902	774,187
Hulic Co., Ltd.	16,400	242,161
Ibiden Co., Ltd.	6,834	127,582
Idemitsu Kosan Co., Ltd.	5,160	117,253
IHI Corp.	83,834	361,415
Iida Group Holdings Co., Ltd.*	7,500	149,701
INPEX Corp.	266,900	3,416,401
Isetan Mitsukoshi Holdings Ltd.	22,748	322,935
Isuzu Motors Ltd.	76,138	472,835
ITOCHU Corp.	96,532	1,190,723
ITOCHU Techno-Solutions Corp.	1,734	70,226
Iyo Bank Ltd.	15,578	152,511
J. Front Retailing Co., Ltd.	29,068	219,714
Japan Airlines Co., Ltd.	4,015	197,872
Japan Exchange Group, Inc.	16,000	454,126
Japan Petroleum Exploration Co.	1,910	72,276
Japan Prime Realty Investment Corp. (REIT)	48	153,604
Japan Real Estate Investment Corp. (REIT)	76	407,027
Japan Retail Fund Investment Corp. (REIT)	145	294,929
Japan Steel Works Ltd.	18,022	100,626
Japan Tobacco, Inc.	267,100	8,674,219
JFE Holdings, Inc.	31,476	747,820
JGC Corp.	13,326	521,980
Joyo Bank Ltd.	43,480	221,715
JSR Corp.	11,418	220,749
JTEKT Corp.	12,982	220,661
JX Holdings, Inc.	143,978	739,646

Kajima Corp.	51,739	$194,064
Kakaku.com, Inc.	8,800	154,341
Kamigumi Co., Ltd.	13,704	125,445
Kaneka Corp.	15,644	102,501
Kansai Electric Power Co., Inc.*	44,723	513,438
Kansai Paint Co., Ltd.	14,452	213,397
Kao Corp.	32,367	1,017,328
Kawasaki Heavy Industries Ltd.	90,840	380,405
KDDI Corp.	34,000	2,088,880
Keikyu Corp.	29,466	242,589
Keio Corp.	37,347	248,602
Keisei Electric Railway Co., Ltd.	16,955	155,688
Keyence Corp.	2,853	1,219,115
Kikkoman Corp.	10,823	204,107
Kinden Corp.	8,696	90,833
Kintetsu Corp.	110,980	388,867
Kirin Holdings Co., Ltd.	54,991	790,062
Kobe Steel Ltd.*	160,095	273,641
Koito Manufacturing Co., Ltd.	6,000	114,348
Komatsu Ltd.	59,272	1,202,775
Konami Corp.	5,988	138,115
Konica Minolta, Inc.	29,936	298,194
Kubota Corp.	67,508	1,114,770
Kuraray Co., Ltd.	22,092	262,855
Kurita Water Industries Ltd.	7,514	155,688
Kyocera Corp.	20,608	1,027,367
Kyowa Hakko Kirin Co., Ltd.	13,267	146,011
Kyushu Electric Power Co., Inc.*	27,288	347,740
Lawson, Inc.	44,880	3,353,961
LIXIL Group Corp.	17,023	466,027
M3, Inc.	46	115,098
Mabuchi Motor Co., Ltd.	1,652	98,044
Makita Corp.	7,146	374,570
Marubeni Corp.	105,668	758,570
Marui Group Co., Ltd.	14,886	150,966
Maruichi Steel Tube Ltd.	3,116	78,588
Mazda Motor Corp.*	170,679	881,677
McDonald’s Holdings Co. Japan Ltd.	4,480	114,308
Medipal Holdings Corp.	8,322	109,685
MEIJI Holdings Co., Ltd.	3,834	246,110
Miraca Holdings, Inc.	3,700	174,266
Mitsubishi Chemical Holdings Corp.	86,859	400,850
Mitsubishi Corp.	89,184	1,708,139
Mitsubishi Electric Corp.	123,371	1,546,384
Mitsubishi Estate Co., Ltd.	79,011	2,359,601
Mitsubishi Gas Chemical Co., Inc.	26,711	196,319
Mitsubishi Heavy Industries Ltd.	192,256	1,188,478
Mitsubishi Logistics Corp.	7,008	110,534
Mitsubishi Materials Corp.	70,819	260,923
Mitsubishi Motors Corp.*	26,821	287,541
Mitsubishi Tanabe Pharma Corp.	14,290	198,928
Mitsubishi UFJ Financial Group, Inc.	805,816	5,310,382
Mitsubishi UFJ Lease & Finance Co., Ltd.	35,900	219,879
Mitsui & Co., Ltd.	110,154	1,532,386
Mitsui Chemicals, Inc.	51,288	123,703
Mitsui Fudosan Co., Ltd.	53,427	1,920,247
Mitsui O.S.K. Lines Ltd.	68,575	308,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Mizuho Financial Group, Inc.	1,458,602	$3,157,927
MS&AD Insurance Group Holdings, Inc.	32,498	870,851
Murata Manufacturing Co., Ltd.	12,971	1,150,405
Nabtesco Corp.	7,000	161,191
Namco Bandai Holdings, Inc.	11,219	248,648
NEC Corp.	163,742	368,501
Nexon Co., Ltd.	7,200	66,455
NGK Insulators Ltd.	18,267	346,572
NGK Spark Plug Co., Ltd.	10,948	258,860
NHK Spring Co., Ltd.	9,675	108,960
Nidec Corp.	6,446	630,461
Nikon Corp.	21,859	417,004
Nintendo Co., Ltd.	6,839	909,832
Nippon Building Fund, Inc. (REIT)	86	499,782
Nippon Electric Glass Co., Ltd.	22,022	115,432
Nippon Express Co., Ltd.	48,427	234,065
Nippon Meat Packers, Inc.	10,075	172,780
Nippon Paint Co., Ltd.	9,000	149,473
Nippon Prologis REIT, Inc. (REIT)	16	152,844
Nippon Steel & Sumitomo Metal Corp.	481,698	1,610,082
Nippon Telegraph & Telephone Corp.	23,587	1,267,709
Nippon Yusen KK	101,442	323,659
Nishi-Nippon City Bank Ltd.	44,480	119,531
Nissan Motor Co., Ltd.	158,048	1,326,697
Nisshin Seifun Group, Inc.	13,901	143,485
Nissin Foods Holdings Co., Ltd.	3,506	147,817
Nitori Holdings Co., Ltd.	2,075	196,446
Nitto Denko Corp.	10,611	446,869
NKSJ Holdings, Inc.	21,104	585,966
NOK Corp.	5,864	95,775
Nomura Holdings, Inc.	230,908	1,773,854
Nomura Real Estate Holdings, Inc.	7,875	177,077
Nomura Real Estate Office Fund, Inc. (REIT)	19	88,225
Nomura Research Institute Ltd.	6,288	197,937
NSK Ltd.	29,970	372,242
NTT Data Corp.	8,000	294,749
NTT DOCOMO, Inc.	96,800	1,585,604
NTT Urban Development Corp.	6,600	75,771
Obayashi Corp.	40,666	231,307
Obic Co., Ltd.	102,400	3,019,200
Odakyu Electric Railway Co., Ltd.	40,103	362,149
Oji Holdings Corp.	49,612	253,925
Olympus Corp.*	14,952	472,796
Omron Corp.	13,044	575,343
Ono Pharmaceutical Co., Ltd.	5,275	461,331
Oracle Corp. Japan	2,540	92,739
Oriental Land Co., Ltd.	3,186	458,946
ORIX Corp.	79,510	1,394,502
Osaka Gas Co., Ltd.	119,868	470,093
Otsuka Corp.	1,139	145,038
Otsuka Holdings Co., Ltd.	23,200	669,718
Panasonic Corp.	139,186	1,617,735
Park24 Co., Ltd.	6,700	126,162
Rakuten, Inc.	46,500	690,590
Resona Holdings, Inc.	120,902	615,359
Ricoh Co., Ltd.	43,480	461,596

Rinnai Corp.	2,084	$162,073
Rohm Co., Ltd.	6,126	297,836
Sankyo Co., Ltd.	3,398	156,493
Sanrio Co., Ltd.	2,600	109,249
Santen Pharmaceutical Co., Ltd.	29,931	1,394,089
SBI Holdings, Inc.	13,030	196,731
Secom Co., Ltd.	13,427	808,348
Sega Sammy Holdings, Inc.	11,775	299,323
Sekisui Chemical Co., Ltd.	27,214	333,359
Sekisui House Ltd.	32,970	460,221
Seven & I Holdings Co., Ltd.	47,712	1,893,801
Seven Bank Ltd.	36,800	143,622
Sharp Corp.*	88,938	282,075
Shikoku Electric Power Co., Inc.*	11,543	172,635
Shimadzu Corp.	15,140	131,546
Shimamura Co., Ltd.	1,546	144,749
Shimano, Inc.	5,036	431,821
Shimizu Corp.	38,910	196,194
Shin-Etsu Chemical Co., Ltd.	26,064	1,519,637
Shinsei Bank Ltd.	107,173	261,546
Shionogi & Co., Ltd.	19,207	415,839
Shiseido Co., Ltd.	23,022	369,672
Shizuoka Bank Ltd.	36,724	391,267
Showa Denko KK	97,382	137,783
Showa Shell Sekiyu KK	12,475	126,515
SMC Corp.	3,248	817,320
SoftBank Corp.	87,372	7,632,916
Sojitz Corp.	75,442	133,963
Sony Corp.	64,564	1,119,494
Sony Financial Holdings, Inc.	10,900	198,107
Stanley Electric Co., Ltd.	8,784	200,853
Sumco Corp.	7,652	67,430
Sumitomo Chemical Co., Ltd.	95,158	372,283
Sumitomo Corp.	72,228	906,022
Sumitomo Electric Industries Ltd.	48,360	805,464
Sumitomo Heavy Industries Ltd.	32,784	150,674
Sumitomo Metal Mining Co., Ltd.	32,784	428,673
Sumitomo Mitsui Financial Group, Inc.	80,468	4,141,454
Sumitomo Mitsui Trust Holdings, Inc.	210,268	1,106,148
Sumitomo Realty & Development Co., Ltd.	22,526	1,118,706
Sumitomo Rubber Industries Ltd.	10,436	148,052
Sundrug Co., Ltd.	41,800	1,867,524
Suntory Beverage & Food Ltd.	7,900	251,681
Suruga Bank Ltd.	11,890	212,938
Suzuken Co., Ltd.	4,306	139,226
Suzuki Motor Corp.	23,436	629,352
Sysmex Corp.	4,500	265,359
T&D Holdings, Inc.	37,068	517,072
Taiheiyo Cement Corp.	75,000	287,722
Taisei Corp.	62,183	282,247
Taisho Pharmaceutical Holdings Co., Ltd.	2,071	142,183
Taiyo Nippon Sanso Corp.	15,392	109,327
Takashimaya Co., Ltd.	15,955	158,626
Takeda Pharmaceutical Co., Ltd.	50,223	2,301,073
TDK Corp.	7,871	376,696
Teijin Ltd.	56,250	124,988
Terumo Corp.	9,750	469,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

THK Co., Ltd.	7,208	$179,601
Tobu Railway Co., Ltd.	65,991	319,584
Toho Co., Ltd.	7,546	165,738
Toho Gas Co., Ltd.	24,592	119,562
Tohoku Electric Power Co., Inc.*	28,559	320,818
Tokio Marine Holdings, Inc.	43,915	1,465,779
Tokyo Electric Power Co., Inc.*	93,058	456,851
Tokyo Electron Ltd.	10,936	598,152
Tokyo Gas Co., Ltd.	148,711	731,481
Tokyo Tatemono Co., Ltd.	26,000	288,368
Tokyu Corp.	72,011	465,668
Tokyu Fudosan Holdings Corp.*	32,292	303,571
TonenGeneral Sekiyu KK	18,830	172,547
Toppan Printing Co., Ltd.	37,910	302,747
Toray Industries, Inc.	91,774	634,427
Toshiba Corp.	257,683	1,081,530
TOTO Ltd.	19,267	304,986
Toyo Seikan Kaisha Ltd.	10,304	221,031
Toyo Suisan Kaisha Ltd.	5,756	172,718
Toyoda Gosei Co., Ltd.	4,442	103,215
Toyota Boshoku Corp.	4,492	56,006
Toyota Industries Corp.	10,418	469,409
Toyota Motor Corp.	209,336	12,761,724
Toyota Tsusho Corp.	13,614	336,504
Trend Micro, Inc.	6,582	230,004
Tsumura & Co.	3,904	103,355
Ube Industries Ltd.	60,123	128,456
Unicharm Corp.	48,794	2,780,021
United Urban Investment Corp. (REIT)	146	209,760
USS Co., Ltd.	13,610	186,619
West Japan Railway Co.	10,800	467,648
Yahoo! Japan Corp.	688,600	3,825,192
Yakult Honsha Co., Ltd.	5,507	277,677
Yamada Denki Co., Ltd.	59,420	194,098
Yamaguchi Financial Group, Inc.	14,763	136,541
Yamaha Corp.	10,479	166,076
Yamaha Motor Co., Ltd.	17,532	262,539
Yamato Holdings Co., Ltd.	23,036	465,051
Yamato Kogyo Co., Ltd	2,754	87,869
Yamazaki Baking Co., Ltd.	5,571	57,080
Yaskawa Electric Corp.	14,140	223,291
Yokogawa Electric Corp.	13,703	210,145
Yokohama Rubber Co., Ltd.	13,000	127,519

		211,113,924

Luxembourg (0.7%)
ArcelorMittal S.A.	63,901	1,140,175
Millicom International Cellular S.A. (SDR)	4,044	402,712
RTL Gorup S.A.	2,190	282,991
SES S.A. (FDR)	19,477	630,475
Tenaris S.A.	30,269	661,260
Tenaris S.A. (ADR)	246,195	10,756,259

		13,873,872

Macau (0.2%)
MGM China Holdings Ltd.	64,800	276,605
Sands China Ltd.	431,719	3,526,998
Wynn Macau Ltd.	99,200	449,670

		4,253,273

Mexico (0.0%)
Fresnillo plc	11,493	$141,882

Netherlands (2.8%)
Aegon N.V.	113,767	1,073,967
Akzo Nobel N.V.	44,572	3,454,639
ASML Holding N.V.	22,729	2,127,494
Core Laboratories N.V.	51,400	9,814,830
Corio N.V. (REIT)	4,400	197,179
Delta Lloyd N.V.	11,498	285,353
Fugro N.V. (CVA)	4,383	261,176
Gemalto N.V.	5,078	558,934
Heineken Holding N.V.	6,462	408,796
Heineken N.V.	55,524	3,748,945
ING Groep N.V. (CVA)*	243,902	3,388,913
Koninklijke (Royal) KPN N.V.*	205,282	661,678
Koninklijke Ahold N.V.	63,167	1,134,030
Koninklijke Boskalis Westminster N.V.	4,874	257,512
Koninklijke DSM N.V.	9,885	777,307
Koninklijke Philips N.V.	61,550	2,256,148
Koninklijke Vopak N.V	4,507	263,636
OCI*	5,777	260,159
QIAGEN N.V.*	15,156	353,097
Randstad Holding N.V.	7,720	500,752
Reed Elsevier N.V.	44,171	935,797
Royal Dutch Shell plc, Class A	240,828	8,626,025
Royal Dutch Shell plc, Class B	159,217	6,011,343
TNT Express N.V.	22,881	212,409
Unilever N.V. (N.Y. Shares)	61,315	2,466,703
Unilever N.V. (CVA)	102,762	4,138,598
Wolters Kluwer N.V.	19,351	552,256
Ziggo N.V.	9,588	437,915

		55,165,591

New Zealand (0.1%)
Auckland International Airport Ltd.	64,786	188,078
Contact Energy Ltd.	24,133	101,815
Fletcher Building Ltd.	43,852	306,904
Ryman Healthcare Ltd.	19,057	123,029
Telecom Corp. of New Zealand Ltd.	116,409	220,669

		940,495

Norway (0.3%)
Aker Solutions ASA	10,260	183,368
DNB ASA	62,644	1,120,616
Gjensidige Forsikring ASA	12,461	237,703
Norsk Hydro ASA	79,572	355,137
Orkla ASA	48,985	382,169
Statoil ASA	69,782	1,691,253
Telenor ASA	43,797	1,044,144
Yara International ASA	11,841	509,538
Yara International ASA (ADR)	5,000	214,650

		5,738,578

Panama (0.2%)
Copa Holdings S.A., Class A	27,125	4,342,984

Peru (0.2%)
Credicorp Ltd.	26,852	3,564,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)*	113,889	$162,787
EDP - Energias de Portugal S.A.	129,130	474,310
Galp Energia SGPS S.A., Class B	21,762	356,711
Jeronimo Martins SGPS S.A.	70,572	1,380,076
Portugal Telecom SGPS S.A. (Registered)	40,099	174,319

		2,548,203

Russia (0.1%)
Sberbank of Russia (ADR)	140,550	1,766,714

Singapore (0.6%)
Ascendas Real Estate Investment Trust (REIT)	131,522	229,287
CapitaCommercial Trust (REIT)	124,000	142,478
CapitaLand Ltd.	163,502	392,576
CapitaMall Trust (REIT)	151,267	228,348
CapitaMalls Asia Ltd.	80,421	124,906
City Developments Ltd.	26,280	199,919
ComfortDelGro Corp., Ltd.	128,550	204,751
DBS Group Holdings Ltd.	108,860	1,475,103
Genting Singapore plc	392,261	464,702
Global Logistic Properties Ltd.	197,000	451,151
Golden Agri-Resources Ltd.	466,537	201,484
Hutchison Port Holdings Trust, Class U	335,000	226,125
Jardine Cycle & Carriage Ltd.	6,449	183,717
Keppel Corp., Ltd.	91,685	812,992
Keppel Land Ltd.	44,000	116,455
Olam International Ltd.	94,924	115,463
Oversea-Chinese Banking Corp., Ltd.	163,922	1,324,937
Sembcorp Industries Ltd.	62,812	273,258
Sembcorp Marine Ltd.	51,626	182,048
Singapore Airlines Ltd.	34,682	286,097
Singapore Exchange Ltd.	64,302	369,929
Singapore Press Holdings Ltd.	67,523	220,448
Singapore Technologies Engineering Ltd.	99,019	310,722
Singapore Telecommunications Ltd.	506,119	1,467,883
StarHub Ltd.	39,724	135,042
United Overseas Bank Ltd.	80,826	1,360,390
UOL Group Ltd.	27,532	135,047
Wilmar International Ltd.	123,455	334,574

		11,969,832

South Korea (0.3%)
NAVER Corp.*	2,877	1,973,704
Samsung Electronics Co., Ltd.	2,511	3,264,407

		5,238,111

Spain (1.6%)
Abertis Infraestructuras S.A.	24,678	548,285
ACS Actividades de Construccion y Servicios S.A.	9,392	323,273
Amadeus IT Holding S.A., Class A .	47,909	2,050,081
Banco Bilbao Vizcaya Argentaria S.A.	365,519	4,499,453
Banco de Sabadell S.A.	213,310	556,382

Banco Popular Espanol S.A.*	80,366	$484,803
Banco Santander S.A	720,675	6,450,261
Bankia S.A.*	256,647	435,687
CaixaBank S.A.	108,119	563,424
Distribuidora Internacional de Alimentacion S.A.	39,166	350,224
Enagas S.A.	12,242	319,901
Ferrovial S.A.	25,860	500,371
Gas Natural SDG S.A.	22,451	577,411
Grifols S.A.	9,560	457,219
Iberdrola S.A.	295,650	1,885,174
Inditex S.A.	32,927	5,426,661
Mapfre S.A	63,293	271,056
Red Electrica Corporacion S.A.	6,937	462,847
Repsol S.A.	53,356	1,344,722
Telefonica S.A.	259,551	4,225,856
Zardoya Otis S.A.	10,680	193,206

		31,926,297

Sweden (1.5%)
Alfa Laval AB	20,012	513,380
Assa Abloy AB, Class B	21,416	1,131,425
Atlas Copco AB, Class A	41,633	1,154,126
Atlas Copco AB, Class B	25,013	634,673
Boliden AB	17,532	268,356
Electrolux AB	15,420	403,969
Elekta AB, Class B	23,625	361,252
Getinge AB, Class B	12,829	438,813
Hennes & Mauritz AB, Class B	59,802	2,754,006
Hexagon AB, Class B	15,178	479,751
Husqvarna AB, Class B	24,374	146,733
Industrivarden AB, Class C	7,832	148,924
Investment AB Kinnevik, Class B	13,922	644,817
Investor AB, Class B	29,196	1,004,544
Lundin Petroleum AB*	14,264	278,101
Nordea Bank AB	187,398	2,524,629
Sandvik AB	67,985	958,704
Scania AB, Class B	20,512	401,511
Securitas AB, Class B	19,382	205,969
Skandinaviska Enskilda Banken AB, Class A	96,858	1,277,013
Skanska AB, Class B	24,355	497,562
SKF AB, Class B	25,132	659,183
Svenska Cellulosa AB S.C.A., Class B	37,271	1,147,362
Svenska Handelsbanken AB, Class A	31,853	1,564,954
Swedbank AB, Class A	57,751	1,625,183
Swedish Match AB	13,205	424,368
Tele2 AB, Class B	20,387	230,912
Telefonaktiebolaget LM Ericsson, Class B	423,625	5,170,295
TeliaSonera AB	151,858	1,264,332
Volvo AB, Class B	95,427	1,252,954

		29,567,801

Switzerland (7.6%)
ABB Ltd. (Registered)*	138,908	3,656,252
Actelion Ltd. (Registered)*	6,494	548,538
Adecco S.A. (Registered)*	8,492	672,087
Aryzta AG*	5,591	428,703
Baloise Holding AG (Registered)	3,026	385,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Barry Callebaut AG (Registered)*	117	$146,635
Cie Financiere Richemont S.A. (Registered), Class A	62,682	6,239,742
Coca-Cola HBC AG (ADR)	8,416	245,495
Coca-Cola HBC AG (CDI)*	4,506	131,475
Credit Suisse Group AG (Registered)*	95,558	2,921,212
EMS-Chemie Holding AG (Registered)	503	178,747
Geberit AG (Registered)*	2,380	721,697
Givaudan S.A. (Registered)*	533	761,215
Glencore Xstrata plc*	659,748	3,416,278
Holcim Ltd. (Registered)*	14,677	1,098,245
Julius Baer Group Ltd.*	72,892	3,500,581
Kuehne + Nagel International AG (Registered)	16,674	2,188,807
Lindt & Spruengli AG	54	243,410
Lindt & Spruengli AG (Registered)	7	377,445
Lonza Group AG (Registered)*	3,300	312,965
Nestle S.A. (Registered)	397,470	29,095,668
Nestle S.A. (Registered) (ADR)	120,470	8,865,387
Novartis AG (Registered)	170,353	13,596,921
Novartis AG (ADR)	112,876	9,072,973
Pargesa Holding S.A.	1,798	144,920
Partners Group Holding AG	1,111	296,292
Roche Holding AG	61,596	17,207,245
Schindler Holding AG	14,703	2,164,121
Schindler Holding AG (Registered)	1,120	165,228
SGS S.A. (Registered)	351	807,412
Sika AG	138	490,553
Sonova Holding AG (Registered)*	32,908	4,426,837
STMicroelectronics N.V.	40,856	328,241
Sulzer AG (Registered)	1,527	246,326
Swatch Group AG	1,977	1,306,476
Swatch Group AG (Registered)	2,782	313,113
Swiss Life Holding AG (Registered)*	2,073	430,379
Swiss Prime Site AG (Registered)*	3,444	266,586
Swiss Reinsurance AG*	22,369	2,057,482
Swisscom AG (Registered)	1,494	788,661
Syngenta AG (Registered)	5,865	2,335,349
Syngenta AG (ADR)	18,584	1,485,605
Transocean Ltd.	22,527	1,096,993
UBS AG (Registered)*	388,093	7,361,172
Weatherford International Ltd.*	817,491	12,662,936
Wolseley plc	16,996	963,950
Zurich Insurance Group AG*	9,368	2,714,678

		148,866,385

Taiwan (0.3%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	298,851	5,211,961

United Kingdom (14.1%)
3i Group plc	62,034	395,595
Aberdeen Asset Management plc	236,093	1,954,791
Admiral Group plc	11,871	257,517
Aggreko plc	17,205	486,905
AMEC plc	19,305	347,813
Anglo American plc	88,562	1,935,836

Antofagasta plc	25,278	$344,919
ARM Holdings plc	88,807	1,616,189
Associated British Foods plc	22,836	924,583
AstraZeneca plc	79,592	4,711,204
Aviva plc	188,818	1,406,091
Babcock International Group plc	23,093	518,164
BAE Systems plc	205,890	1,483,104
Barclays plc	974,136	4,386,881
Bellway plc	45,695	1,187,998
BG Group plc	425,832	9,149,406
BHP Billiton plc	134,628	4,166,697
BP plc	1,193,688	9,647,224
British American Tobacco plc	261,134	14,001,917
British Land Co. plc (REIT)	59,737	622,216
British Sky Broadcasting Group plc	66,594	930,732
BT Group plc	501,852	3,152,973
Bunzl plc	21,285	511,080
Burberry Group plc	65,498	1,644,275
Capita plc	266,441	4,579,791
Carnival plc	11,714	485,139
Centrica plc	326,151	1,877,892
CNH Industrial N.V.*	57,744	658,147
Cobham plc	68,418	311,000
Compass Group plc	591,913	9,488,126
Croda International plc	58,218	2,368,698
Diageo plc	663,272	21,966,906
Diageo plc (ADR)	42,038	5,566,672
Direct Line Insurance Group plc	52,510	217,037
easyJet plc	10,095	256,770
Ensco plc, Class A	16,550	946,329
G4S plc	90,423	393,057
GKN plc	104,570	646,416
GlaxoSmithKline plc	310,907	8,296,751
Hammerson plc (REIT)	45,692	379,832
Hargreaves Lansdown plc	13,410	300,673
HSBC Holdings plc	1,429,576	15,681,038
ICAP plc	34,056	254,680
IMI plc	20,611	520,494
Imperial Tobacco Group plc	61,621	2,385,725
Inmarsat plc	28,581	357,805
InterContinental Hotels Group plc	17,230	574,350
International Consolidated Airlines Group S.A.*	61,871	411,876
Intertek Group plc	47,694	2,486,255
Intu Properties plc (REIT)	42,550	218,358
Invensys plc	41,513	349,560
Investec plc	37,008	268,176
ITV plc	238,205	765,244
J Sainsbury plc	78,683	475,577
Johnson Matthey plc	13,135	713,430
Kingfisher plc	151,951	967,995
Land Securities Group plc (REIT)	50,020	798,073
Legal & General Group plc	378,977	1,397,592
Lloyds Banking Group plc*	3,114,949	4,068,788
London Stock Exchange Group plc	11,094	318,371
Marks & Spencer Group plc	103,203	739,309
Meggitt plc	50,320	439,552
Melrose Industries plc	82,314	416,693
National Grid plc	233,803	3,050,869
Next plc	10,338	932,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares		Value (Note 1)

Noble Corp. plc	476,782		$17,865,021
Old Mutual plc	313,638		982,126
Pearson plc	52,382		1,163,210
Persimmon plc*	19,303		396,044
Petrofac Ltd.	16,629		337,050
Prudential plc	163,046		3,617,947
Randgold Resources Ltd.	5,604		351,710
Reckitt Benckiser Group plc	101,725		8,073,881
Reed Elsevier plc	75,497		1,123,923
Resolution Ltd.	90,901		532,867
Rexam plc	50,653		444,977
Rio Tinto plc	332,688		18,783,437
Rio Tinto plc (ADR)	120,653		6,808,449
Rolls-Royce Holdings plc*	322,195		6,802,620
Rolls-Royce Holdings plc (Preference)*(b)†	29,785,756		49,324
Royal Bank of Scotland Group plc*	136,250		762,832
RSA Insurance Group plc	230,334		348,619
SABMiller plc	61,099		3,137,495
Sage Group plc	70,794		473,263
Schroders plc	6,424		276,371
Segro plc (REIT)	46,877		259,271
Serco Group plc	31,953		264,140
Severn Trent plc	15,278		431,358
Smith & Nephew plc	57,910		825,665
Smiths Group plc	25,202		617,652
SSE plc	60,821		1,379,817
Standard Chartered plc	303,171		6,827,690
Standard Life plc	151,148		900,056
Subsea 7 S.A.	16,775		321,102
Tate & Lyle plc	29,884		400,345
Tesco plc	513,173		2,841,269
Travis Perkins plc	15,608		483,838
TUI Travel plc	27,743		189,782
Tullow Oil plc	58,183		823,777
Unilever plc	81,839		3,363,638
United Utilities Group plc	43,709		486,031
Vodafone Group plc	3,074,495		12,066,168
Weir Group plc	112,150		3,959,439
Whitbread plc	54,319		3,374,008
William Hill plc	54,981		365,913
WM Morrison Supermarkets plc	139,375		602,383
WPP plc	84,604		1,933,380

			278,164,041

United States (1.4%)
Bunge Ltd.	29,718		2,440,145
Mettler-Toledo International, Inc.*	13,138		3,187,148
Perrigo Co. plc	—	#	50
Schlumberger Ltd.	252,844		22,783,773

			28,411,116

Total Common Stocks (72.3%) (Cost $1,049,864,329)			1,425,314,354

INVESTMENT COMPANIES:
Exchange Traded Funds(ETFs) (7.0%)
iShares® China Large-Cap ETF	110,910		4,253,399
iShares® Europe ETF	335,566		15,922,607
iShares® Latin America 40 ETF	33,047		1,224,061

iShares® MSCI Australia ETF	95,215		$2,320,390
iShares® MSCI Austria Capped ETF	131,337		2,601,786
iShares® MSCI Belgium Capped ETF	68,797		1,127,576
iShares® MSCI BRIC ETF	68,616		2,586,137
iShares® MSCI Canada ETF	47,158		1,375,127
iShares® MSCI EAFE ETF	515,466		34,567,150
iShares® MSCI EAFE Small-Cap ETF	55,100		2,808,998
iShares® MSCI Emerging Markets ETF	64,132		2,678,794
iShares® MSCI France ETF	165,867		4,718,916
iShares® MSCI Germany ETF	286,710		9,105,910
iShares® MSCI Hong Kong ETF	21,077		434,186
iShares® MSCI Indonesia ETF	21,400		488,776
iShares® MSCI Ireland Capped ETF	11,600		415,860
iShares® MSCI Israel Capped ETF	19,400		935,468
iShares® MSCI Italy Capped ETF	354,948		5,533,639
iShares® MSCI Japan ETF	819,380		9,939,079
iShares® MSCI Malaysia ETF	20,262		320,545
iShares® MSCI Mexico Capped ETF	9,348		635,664
iShares® MSCI Netherlands ETF	88,693		2,299,809
iShares® MSCI New Zealand Capped ETF	39,400		1,471,984
iShares® MSCI Pacific ex-Japan ETF	119,192		5,569,842
iShares® MSCI Poland Capped ETF	7,700		228,536
iShares® MSCI Singapore ETF	58,226		766,836
iShares® MSCI South Korea Capped ETF	6,000		388,020
iShares® MSCI Spain Capped ETF	65,421		2,523,288
iShares® MSCI Sweden ETF	49,603		1,777,276
iShares® MSCI Switzerland Capped ETF	24,200		798,358
iShares® MSCI Thailand Capped ETF	5,568		382,243
iShares® MSCI Turkey ETF	11,984		571,157
iShares® MSCI United Kingdom ETF	66,400		1,386,432
SPDR® DJ EURO Stoxx 50 ETF	40,364		1,703,361
SPDR® S&P Emerging Asia Pacific ETF	36,279		2,798,925
SPDR® S&P Emerging Europe ETF	11,967		481,660
Vanguard FTSE Developed Markets ETF	174,400		7,268,992
Vanguard FTSE Emerging Markets ETF	15,200		625,328
Vanguard FTSE Europe ETF	33,800		1,987,440
Vanguard FTSE Pacific ETF	9,600		588,480

Total Investment Companies (7.0%) (Cost $102,806,029)			137,612,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Rights	Value (Note 1)

RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	53,356	$36,407

Total Investments (79.3%) (Cost $1,152,670,358)		1,562,962,796
Other Assets Less Liabilities (20.7%)		408,483,617

Net Assets (100%)		$1,971,446,413

*	Non-income producing.
#	Number of shares is less than 0.50.
†	Securities (totaling $49,324 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT —	Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$1,446,113	$784,794	$123,267	$3,165,832	$58,883	$(16,811)

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	3,922	March-14	$159,581,564	$167,691,999	$8,110,435
FTSE 100 Index	923	March-14	98,632,476	102,367,394	3,734,918
SPI 200 Index	317	March-14	35,883,812	37,631,405	1,747,593
TOPIX Index	810	March-14	96,658,548	100,182,793	3,524,245

					$17,117,191

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/14/14	BNP Paribas	2,300	$2,044,324	$2,073,224	$(28,900)
British Pound vs. U.S. Dollar, expiring 3/14/14	JPMorgan Chase Bank	7,000	11,585,980	11,458,783	127,197
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Barclays Bank plc	10,300	14,169,401	14,199,333	(29,932)
Japanese Yen vs. U.S. Dollar, expiring 3/14/14	Goldman Sachs & Co.	418,000	3,970,624	4,078,168	(107,544)

					$(39,179)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/6/14	Goldman Sachs & Co.	3,369	$32,149	$31,992	$157
Japanese Yen vs. U.S. Dollar, expiring 1/7/14	Barclays Bank plc	4,359	41,510	41,388	122
Japanese Yen vs. U.S. Dollar, expiring 1/8/14	Deutsche Bank AG	3,429	32,605	32,557	48

					327

					$(38,852)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$4,561,535	$151,680,590	$—	$156,242,125
Consumer Staples	22,117,761	172,896,004	—	195,013,765
Energy	110,819,724	68,448,672	—	179,268,396
Financials	17,054,037	232,738,276	—	249,792,313
Health Care	12,260,171	109,813,596	—	122,073,767
Industrials	68,274,760	141,260,159	49,324	209,584,243
Information Technology	13,244,603	58,857,434	—	72,102,037
Materials	31,992,349	126,688,965	—	158,681,314
Telecommunication Services	—	53,153,951	—	53,153,951
Utilities	—	29,402,443	—	29,402,443
Forward Currency Contracts	—	127,524	—	127,524
Futures	17,117,191	—	—	17,117,191
Investment Companies
Exchange Traded Funds (ETFs)	137,612,035	—	—	137,612,035
Rights
Energy	—	36,407	—	36,407

Total Assets	$435,054,166	$1,145,104,021	$49,324	$1,580,207,511

Liabilities:
Forward Currency Contracts	$—	$(166,376)	$—	$(166,376)

Total Liabilities	$—	$(166,376)	$—	$(166,376)

Total	$435,054,166	$1,144,937,645	$49,324	$1,580,041,135

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	127,524
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	17,117,191	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$17,244,715

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(166,376)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(166,376)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,114,531	—	1,114,531
Credit contracts	—	—	—	—	—
Equity contracts	—	68,192,885	—	—	68,192,885
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$68,192,885	$1,114,531	$—	$69,307,416

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(126,899)	—	(126,899)
Credit contracts	—	—	—	—	—
Equity contracts	—	12,555,120	—	—	12,555,120
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,555,120	$(126,899)	$—	$12,428,221

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $24,896,000 and futures contracts with an average notional balance of approximately $307,664,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$127,197		$—	$—	$127,197
Goldman Sachs & Co.	157		(157)	—	—
Barclays Bank plc	122		(122)	—	—
Deutsche Bank AG	48		—	—	48
Exchange Traded Futures & Options Contracts (b)	17,117,191	(c)	—	—	17,117,191

	$17,244,715		$(279)	$—	$17,244,436

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$28,900		$—	$—	$28,900
Barclays Bank plc	29,932		(122)	—	29,810
Goldman Sachs & Co.	107,544		(157)	—	107,387

	$166,376		$(279)	$—	$166,097

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$189,671,887
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$455,404,219

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$397,660,799
Aggregate gross unrealized depreciation	(27,413,421)

Net unrealized appreciation	$370,247,378

Federal income tax cost of investments	$1,192,715,418

The Portfolio has net capital loss carryforwards of $269,709,849 of which $228,456,280 expires in the year 2017 and $41,253,569 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $80,531,828 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $38,985,742 for Short Term and $10,476,217 for Long Term during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,272,962)	$3,165,832
Unaffiliated Issuers (Cost $1,150,397,396)	1,559,796,964
Cash	7,169,826
Foreign cash (Cost $383,010,560)	375,822,857
Cash held as collateral at broker	23,864,000
Dividends, interest and other receivables	2,187,886
Receivable for securities sold	2,129,122
Due from broker for futures variation margin	1,096,599
Unrealized appreciation on forward foreign currency contracts	127,524
Receivable from Separate Accounts for Trust shares sold	69,772
Other assets	76,821

Total assets	1,975,507,203

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,888,305
Investment management fees payable	986,515
Payable for securities purchased	378,257
Distribution fees payable - Class IB	326,765
Administrative fees payable	233,679
Unrealized depreciation on forward foreign currency contracts	166,376
Distribution fees payable - Class IA	2,312
Trustees’ fees payable	1,658
Accrued expenses	76,923

Total liabilities	4,060,790

NET ASSETS	$1,971,446,413

Net assets were comprised of:
Paid in capital	$1,881,888,800
Accumulated undistributed net investment income (loss)	(4,041,940)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(326,670,200)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	420,269,753

Net assets	$1,971,446,413

Class IA
Net asset value, offering and redemption price per share, $11,118,362 / 1,078,274 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

Class IB
Net asset value, offering and redemption price per share, $1,566,557,155 / 151,745,858 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.32

Class K
Net asset value, offering and redemption price per share, $393,770,896 / 38,184,268 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($58,883 of dividend income received from affiliates) (net of $1,788,074 foreign withholding tax)	$30,417,507
Interest	139,189

Total income	30,556,696

EXPENSES
Investment management fees	9,538,391
Distribution fees - Class IB	2,993,685
Administrative fees	2,376,183
Custodian fees	200,000
Printing and mailing expenses	171,727
Professional fees	89,464
Trustees’ fees	38,500
Distribution fees - Class IA	27,541
Miscellaneous	255,596

Gross expenses	15,691,087
Less: Fees paid indirectly	(8,713)

Net expenses	15,682,374

NET INVESTMENT INCOME (LOSS)	14,874,322

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(16,811) of realized gain (loss) from affiliates)	52,905,718
Futures	68,192,885
Foreign currency transactions	543,384

Net realized gain (loss)	121,641,987

Change in unrealized appreciation (depreciation) on:
Investments ($1,058,191 of change in unrealized appreciation (depreciation) from affiliates)	167,933,192
Futures	12,555,120
Foreign currency translations	(5,155,937)

Net change in unrealized appreciation (depreciation)	175,332,375

NET REALIZED AND UNREALIZED GAIN (LOSS)	296,974,362

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$311,848,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,874,322	$16,476,950
Net realized gain (loss) on investments, futures and foreign currency transactions	121,641,987	35,686,111
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	175,332,375	122,493,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	311,848,684	174,656,421

DIVIDENDS:
Dividends from net investment income
Class IA	(90,737)	(151,125)
Class IB	(12,853,556)	(11,389,384)
Class K	(4,171,440)	(6,292,020)

TOTAL DIVIDENDS	(17,115,733)	(17,832,529)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 168,154 and 237,451 shares, respectively ]	1,594,911	1,961,775
Capital shares issued in reinvestment of dividends [ 9,111 and 17,148 shares, respectively ]	90,737	151,125
Capital shares repurchased [ (289,049) and (217,966) shares, respectively ]	(2,789,140)	(1,825,430)

Total Class IA transactions	(1,103,492)	287,470

Class IB
Capital shares sold [ 4,488,612 and 4,260,500 shares, respectively ]	43,099,682	35,104,049
Capital shares sold in-kind (Note 9)[ 81,282,207 and 0 shares, respectively ]	723,719,258	—
Capital shares issued in reinvestment of dividends [ 1,289,109 and 1,291,053 shares, respectively ]	12,853,556	11,389,384
Capital shares repurchased [ (25,669,623) and (14,453,989) shares, respectively ]	(247,935,656)	(120,148,509)

Total Class IB transactions	531,736,840	(73,655,076)

Class K
Capital shares sold [ 585,684 and 2,875,399 shares, respectively ]	5,686,229	23,786,513
Capital shares issued in reinvestment of dividends [ 418,834 and 713,803 shares, respectively ]	4,171,440	6,292,020
Capital shares repurchased [ (5,326,872) and (4,591,667) shares, respectively ]	(50,982,561)	(38,037,004)

Total Class K transactions	(41,124,892)	(7,958,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	489,508,456	(81,326,077)

TOTAL INCREASE (DECREASE) IN NET ASSETS	784,241,407	75,497,815
NET ASSETS:
Beginning of year	1,187,205,006	1,111,707,191

End of year (a)	$1,971,446,413	$1,187,205,006

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,041,940)	$(2,611,217)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.85	$7.72	$9.61	$8.95	$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.11 (e)	0.13 (e)	0.11 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.45	1.15	(1.74)	0.74	2.26

Total from investment operations	1.54	1.26	(1.61)	0.85	2.41

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.28)	(0.19)	(0.26)

Net asset value, end of year	$10.31	$8.85	$7.72	$9.61	$8.95

Total return	17.49%	16.29%	(16.73)%	9.52%	35.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,118	$10,531	$8,903	$445,820	$404,122
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	0.78%	0.85%	0.85%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	0.78%	0.85%	0.84%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	0.78%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	1.33%	1.29%	1.30%	2.11%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	1.33%	1.30%	1.30%	2.12%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	1.33%	1.29%	1.30%	2.11%
Portfolio turnover rate	15%	3%	3%	12%	17%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.86	$7.73	$9.62	$8.96	$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.11 (e)	0.12 (e)	0.09 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.46	1.15	(1.75)	0.73	2.27

Total from investment operations	1.54	1.26	(1.63)	0.82	2.40

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.26)	(0.16)	(0.24)

Net asset value, end of year	$10.32	$8.86	$7.73	$9.62	$8.96

Total return	17.47%	16.27%	(16.92)%	9.23%	35.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,566,557	$800,489	$766,952	$984,130	$943,631
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.03%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	1.03%	1.10%	1.10%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	1.03%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.84%	1.34%	1.25%	1.00%	1.63%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	1.34%	1.25%	1.01%	1.64%
Before waivers, reimbursements and fees paid indirectly (f)	0.84%	1.34%	1.25%	1.00%	1.63%
Portfolio turnover rate	15%	3%	3%	12%	17%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$8.85	$7.72	$8.45

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.13 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.45	1.15	(0.55)

Total from investment operations	1.57	1.28	(0.49)

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.24)

Net asset value, end of period	$10.31	$8.85	$7.72

Total return (b)	17.78%	16.59%	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$393,771	$376,185	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%	0.78%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.80%	0.77%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.22%	1.60%	2.10%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.22%	1.60%	2.10%
Before waivers, reimbursements and fees paid indirectly(a)(f)	1.22%	1.60%	2.10%
Portfolio turnover rate	15%	3%	3%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	21.43%	10.83%	4.60%
Portfolio – Class IB Shares**	21.48	10.69	4.38
Portfolio – Class K Shares***	21.73	N/A	15.30
40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	23.45	11.29	N/A
MSCI EAFE Index	22.78	12.44	6.91
* Date of inception 4/3/95. ** Date of inception 5/1/97. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 21.43% for the year ended December 31, 2013. This compares to the returns of the following broad market benchmarks: 40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX200 returned 23.45% and the MSCI EAFE Index returned 22.78% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ending December 31, 2013 were Financials, Industrials, Consumer Discretionary, Telecommunication Services and Health Care.

•

The top five stocks that provided the most positive impact to Portfolio performance for the year ending December 31, 2013 were Vodafone Group plc, Bayer AG (Registered), Daimler AG (Registered), Total S.A. and Siemens AG (Registered).

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2013 were Materials, Utilities, Information Technology, Energy and Consumer Staples.

•

The five stocks that had the least impact to performance in the Portfolio for the year ending December 31, 2013 were Anglo American plc, Newcrest Mining Ltd., Canon, Inc., BHP Billiton plc and Tullow Oil plc.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	25.0%
Industrials	12.8
Consumer Discretionary	11.1
Consumer Staples	10.3
Energy	8 .5
Materials	8 .2
Health Care	8 .0
Telecommunication Services	6 .6
Information Technology	4 .6
Utilities	4 .0
Cash and Other	0 .9

100.0%

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,185.48	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	4.00
Class IB
Actual	1,000.00	1,185.58	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	4.00
Class K
Actual	1,000.00	1,187.08	2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.73

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.78%, 0.78% and 0.53%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (9.4%)
Abacus Property Group (REIT)	41,311	$85,577
Acrux Ltd.	22,864	52,263
Adelaide Brighton Ltd.	63,986	209,678
AGL Energy Ltd.	80,496	1,080,279
ALS Ltd.	54,436	428,218
Alumina Ltd.*	359,088	357,502
Amcor Ltd.	173,737	1,636,619
AMP Ltd.	427,323	1,675,034
Ansell Ltd.	22,417	413,734
APA Group	121,387	650,319
Aquila Resources Ltd.*	26,534	54,492
Ardent Leisure Group	57,218	102,691
Aristocrat Leisure Ltd.	72,225	302,457
Arrium Ltd.	182,807	285,650
Asciano Ltd.	141,617	728,351
ASX Ltd.	28,115	922,819
Atlas Iron Ltd.	125,134	128,492
Aurizon Holdings Ltd.	312,635	1,362,261
Aurora Oil & Gas Ltd.*	61,511	165,868
Ausdrill Ltd.	35,101	32,282
Australand Property Group (REIT)	50,595	173,929
Australia & New Zealand Banking Group Ltd.	398,486	11,467,697
Automotive Holdings Group Ltd.	26,940	90,927
AWE Ltd.*	76,997	91,782
Bank of Queensland Ltd.	46,476	504,621
BC Iron Ltd.	16,032	74,295
Beach Energy Ltd.	181,861	232,209
Beadell Resources Ltd.*	114,230	80,577
Bendigo and Adelaide Bank Ltd.	59,139	620,461
BHP Billiton Ltd.	466,113	15,811,145
BlueScope Steel Ltd.*	79,299	412,091
Boral Ltd.	111,502	474,902
Bradken Ltd.	23,219	125,015
Brambles Ltd.	225,493	1,842,286
Breville Group Ltd.	13,029	103,888
Buru Energy, Ltd.*	33,731	52,707
BWP Trust (REIT)	69,595	136,090
Cabcharge Australia Ltd.	15,821	56,365
Caltex Australia Ltd.	19,608	351,035
Cardno Ltd.	21,593	133,035
carsales.com Ltd.	31,287	284,669
CFS Retail Property Trust
Group (REIT)	341,045	592,290
Challenger Ltd.	77,104	426,846
Charter Hall Group (REIT)	31,750	103,476
Charter Hall Retail REIT (REIT)	44,858	143,793
Coca-Cola Amatil Ltd.	76,723	824,127
Cochlear Ltd.	8,302	436,765
Commonwealth Bank of Australia	234,123	16,263,968
Commonwealth Property Office Fund (REIT)	287,238	319,311
Computershare Ltd.	73,958	751,502
Cromwell Property Group (REIT)	184,736	160,827
Crown Resorts Ltd.	55,013	827,691
CSL Ltd.	70,748	4,356,265
CSR Ltd.	74,959	177,367
David Jones Ltd.	76,124	205,273

Decmil Group Ltd.	19,427	$43,019
Dexus Property Group (REIT)	682,928	612,835
Domino’s Pizza Enterprises Ltd.	9,005	130,016
Downer EDI Ltd.	63,731	276,560
Drillsearch Energy Ltd.*	55,853	67,326
DUET Group	165,444	295,450
DuluxGroup Ltd.	52,748	252,449
Echo Entertainment Group Ltd.	113,407	249,102
Energy World Corp., Ltd.*	110,825	37,603
Envestra Ltd.	132,964	135,345
Evolution Mining Ltd.	65,972	36,227
Fairfax Media Ltd.	303,825	173,623
Federation Centres Ltd. (REIT)	207,319	433,169
FlexiGroup Ltd.	31,863	127,174
Flight Centre Travel Group Ltd.	7,380	313,336
Forge Group Ltd.	11,894	18,479
Fortescue Metals Group Ltd.	247,110	1,284,151
G8 Education Ltd.	37,482	105,758
Goodman Fielder Ltd.	243,952	149,210
Goodman Group (REIT)	220,170	929,870
GPT Group (REIT)	227,019	689,198
GrainCorp Ltd., Class A	33,480	254,101
GUD Holdings Ltd.	10,035	51,611
GWA Group Ltd.	42,887	116,413
Harvey Norman Holdings Ltd.	82,277	232,150
Horizon Oil Ltd.*	165,320	45,022
iiNET Ltd.	22,367	130,014
Iluka Resources Ltd.	60,782	468,370
Incitec Pivot Ltd.	236,562	566,086
Independence Group NL	33,456	92,905
Insurance Australia Group Ltd.	335,575	1,743,875
Investa Office Fund (REIT)	88,421	247,117
Invocare Ltd.	16,002	157,742
IOOF Holdings Ltd.	30,251	242,020
Iress Ltd.	18,082	152,413
JB Hi-Fi Ltd.	14,271	273,965
Karoon Gas Australia Ltd.*	28,050	108,699
Leighton Holdings Ltd.	21,148	304,206
Lend Lease Group	77,029	766,200
Lynas Corp., Ltd.*	278,309	73,308
M2 Telecommunications Group Ltd.	23,562	131,911
Macquarie Atlas Roads Group	54,708	134,334
Macquarie Group Ltd.	46,377	2,276,328
Magellan Financial Group Ltd.	18,333	176,300
McMillan Shakespeare Ltd.	8,614	90,836
Medusa Mining Ltd.*	28,045	51,084
Mermaid Marine Australia Ltd.	32,847	99,719
Mesoblast Ltd.*	26,788	139,926
Metcash Ltd.	123,848	349,445
Mineral Resources Ltd.	22,986	243,622
Mirvac Group (REIT)	530,429	795,682
Monadelphous Group Ltd.	13,169	218,710
Mount Gibson Iron Ltd.	93,124	84,398
Myer Holdings Ltd.	83,704	205,533
National Australia Bank Ltd.	340,901	10,601,921
Navitas Ltd.	44,912	257,855
Newcrest Mining Ltd.	110,870	772,167
Northern Star Resources Ltd.	57,598	40,372
NRW Holdings Ltd.	40,199	49,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nufarm Ltd.	25,701	$100,744
Oil Search Ltd.	160,452	1,161,900
Orica Ltd.	53,480	1,139,370
Origin Energy Ltd.	159,946	2,009,418
Orora Ltd.*	173,737	179,951
OZ Minerals Ltd.	45,696	128,526
Pacific Brands Ltd.	135,277	77,305
Paladin Energy Ltd.*	120,789	50,151
PanAust Ltd.	72,024	116,080
Perpetual Ltd.	6,857	295,477
Platinum Asset Management Ltd.	31,613	194,486
Premier Investments Ltd.	13,192	96,589
Primary Health Care Ltd.	73,161	323,361
Qantas Airways Ltd.*	328,994	321,666
QBE Insurance Group Ltd.	177,323	1,822,398
Qube Holdings Ltd.	84,471	156,128
Ramsay Health Care Ltd.	18,755	724,447
REA Group Ltd.	6,970	235,000
Recall Holdings Ltd.*	44,713	162,092
Regis Resources Ltd.	58,810	153,333
Reject Shop Ltd.	4,126	63,772
Resolute Mining Ltd.*	95,244	47,199
Retail Food Group Ltd.	15,701	64,489
Rio Tinto Ltd.	63,292	3,853,085
SAI Global Ltd.	30,346	105,132
Sandfire Resources NL*	13,482	77,766
Santos Ltd.	140,061	1,829,635
Seek Ltd.	48,962	586,261
Senex Energy Ltd.*	133,671	88,323
Seven Group Holdings Ltd.	13,961	100,100
Seven West Media Ltd.	90,035	188,922
Shopping Centres Australasia
Property Group (REIT)	93,386	128,829
Sigma Pharmaceuticals Ltd.	166,970	96,907
Silver Lake Resources Ltd.*	61,520	29,388
Sirius Resources NL*	29,600	59,996
Sirtex Medical Ltd.	8,294	86,869
Skilled Group Ltd.	29,200	88,647
Slater & Gordon Ltd.	25,707	111,096
SMS Management & Technology Ltd.	10,011	35,666
Sonic Healthcare Ltd.	57,736	854,740
Southern Cross Media Group Ltd.	81,444	122,899
SP AusNet	233,411	259,474
Spark Infrastructure Group§	171,913	249,439
Stockland Corp., Ltd. (REIT)	334,895	1,079,490
STW Communications Group Ltd.	48,220	64,368
Suncorp Group Ltd.	186,871	2,185,828
Super Retail Group Ltd.	20,353	241,522
Sydney Airport	321,701	1,091,538
Tabcorp Holdings Ltd.	106,044	343,713
Tatts Group Ltd.	203,788	564,083
Telstra Corp., Ltd.	1,807,275	8,472,008
Ten Network Holdings Ltd.*	233,998	58,502
Toll Holdings Ltd.	98,660	500,371
TPG Telecom Ltd.	41,167	195,553
Transfield Services Ltd.	63,981	51,130
Transpacific Industries Group Ltd.*	229,222	239,467
Transurban Group	215,192	1,314,271
Treasury Wine Estates Ltd.	93,718	403,341

UGL Ltd.	23,561	$153,785
Village Roadshow Ltd.	11,451	77,298
Virgin Australia Holdings Ltd.*	158,050	53,627
Virgin Australia International Holdings Pty Ltd.*†(b)	190,064	—
Virtus Health Ltd.*	9,286	72,467
Wesfarmers Ltd.	166,121	6,532,429
Western Areas Ltd.	21,911	46,367
Westfield Group (REIT)	282,384	2,544,099
Westfield Retail Trust (REIT)	435,141	1,153,956
Westpac Banking Corp.	451,569	13,055,809
Whitehaven Coal Ltd.*	86,295	147,171
Woodside Petroleum Ltd.	90,625	3,147,752
Woolworths Ltd.	182,196	5,506,813
WorleyParsons Ltd.	31,798	471,314
Wotif.com Holdings Ltd.	18,619	46,051

		166,880,426

Belgium (1.2%)
Anheuser-Busch InBev N.V.	200,260	21,284,951

France (14.5%)
Air Liquide S.A.	84,497	11,949,732
Airbus Group N.V.	156,654	12,027,552
BNP Paribas S.A.	406,603	31,687,957
Carrefour S.A.	167,744	6,648,352
Cie de Saint-Gobain S.A.	122,296	6,725,498
Danone S.A.	159,392	11,472,498
Essilor International S.A.	57,784	6,143,254
GDF Suez S.A.	405,031	9,525,354
L’Oreal S.A.	65,073	11,431,822
LVMH Moet Hennessy Louis Vuitton S.A.	73,355	13,381,259
Orange S.A.	518,091	6,414,640
Sanofi S.A.	320,954	34,051,289
Schneider Electric S.A.	148,710	12,970,394
Societe Generale S.A.	306,411	17,796,981
Total S.A.	638,848	39,135,778
Unibail-Rodamco SE (REIT)	26,666	6,832,473
Vinci S.A.	141,458	9,286,492
Vivendi S.A.	341,728	9,005,057

		256,486,382

Germany (13.3%)
Allianz SE (Registered)	121,986	21,874,834
BASF SE	250,977	26,754,900
Bayer AG (Registered)	221,395	31,051,228
Bayerische Motoren Werke (BMW) AG	85,815	10,060,707
Daimler AG (Registered)	264,363	22,875,735
Deutsche Bank AG (Registered)	279,650	13,339,976
Deutsche Post AG (Registered)	247,451	9,021,086
Deutsche Telekom AG (Registered)	798,590	13,655,850
E.ON SE	543,894	10,037,572
Muenchener Rueckversicherungs AG (Registered)	43,514	9,586,933
RWE AG	131,823	4,824,788
SAP AG	253,611	21,739,501
Siemens AG (Registered)	224,294	30,637,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Volkswagen AG (Preference)	38,884	$10,920,539

		236,380,696

Ireland (0.9%)
CRH plc (BATS Europe Exchange)	200,592	5,049,966
CRH plc (London Stock Exchange)	112,308	2,832,421
Experian plc	156,102	2,879,658
Henderson Group plc	99,400	371,880
James Hardie Industries plc (CDI)	64,336	743,346
Shire plc	85,503	4,038,110

		15,915,381

Italy (3.0%)
Assicurazioni Generali S.p.A.	359,157	8,448,978
Enel S.p.A.	1,706,067	7,449,494
Eni S.p.A.	718,158	17,279,595
Intesa Sanpaolo S.p.A.	3,721,926	9,185,735
UniCredit S.p.A.	1,454,671	10,766,407

		53,130,209

Japan (24.3%)
77 Bank Ltd.	54,000	261,001
ABC-Mart, Inc.	3,700	161,442
Accordia Golf Co., Ltd.	9,300	117,100
Acom Co., Ltd.*	62,600	212,213
Adastria Holdings Co., Ltd.	2,450	88,522
ADEKA Corp.	11,400	125,356
Advantest Corp.	22,300	276,765
Aeon Co., Ltd.	94,600	1,280,078
Aeon Delight Co., Ltd.	4,300	82,358
AEON Financial Service Co., Ltd.	13,700	366,860
Aeon Mall Co., Ltd.	15,320	429,298
Aica Kogyo Co., Ltd.	9,600	189,520
Aichi Bank Ltd.	1,100	52,540
Aichi Corp.	16,500	75,207
Aichi Steel Corp.	20,102	83,035
Aida Engineering Ltd.	10,453	113,056
Aiful Corp.*	43,800	183,003
Ain Pharmaciez, Inc.	1,460	71,676
Air Water, Inc.	28,000	378,616
Aisan Industry Co., Ltd.	7,700	73,922
Aisin Seiki Co., Ltd.	21,900	887,978
Ajinomoto Co., Inc.	70,000	1,011,680
Akebono Brake Industry Co., Ltd.	14,800	65,772
Alfresa Holdings Corp.	6,500	322,192
Alpen Co., Ltd.	4,000	71,788
Alpine Electronics, Inc.	6,300	88,120
Alps Electric Co., Ltd.*	25,900	293,899
Amada Co., Ltd.	48,000	422,524
ANA Holdings, Inc.	524,303	1,045,519
Anritsu Corp.	14,100	154,911
AOKI Holdings, Inc.	6,358	110,122
Aoyama Trading Co., Ltd.	8,200	221,371
Aozora Bank Ltd.	113,000	319,761
Aplus Financial Co., Ltd.*	68,412	98,093
Arcs Co., Ltd.	5,757	110,154
Ariake Japan Co., Ltd.	3,950	97,109
Asahi Glass Co., Ltd.	127,000	788,700

Asahi Group Holdings Ltd.	54,600	$1,536,743
Asahi Kasei Corp.	158,760	1,242,220
Asics Corp.	24,000	409,078
ASKUL Corp.	3,500	102,531
Astellas Pharma, Inc.	59,300	3,508,109
Autobacs Seven Co., Ltd.	12,300	191,432
Awa Bank Ltd.	21,392	107,051
Azbil Corp.	9,000	209,467
Bando Chemical Industries Ltd.	17,100	67,224
Bank of Iwate Ltd.	1,900	95,262
Bank of Kyoto Ltd.	47,000	391,853
Bank of Nagoya Ltd.	22,000	74,371
Bank of Okinawa Ltd.	2,788	110,530
Bank of Saga Ltd.	25,300	54,295
Bank of Yokohama Ltd.	161,000	895,888
Benesse Holdings, Inc.	8,700	349,041
Bic Camera, Inc.	212	118,974
Bridgestone Corp.	83,400	3,151,951
Brother Industries Ltd.	31,500	429,831
Calbee, Inc.	10,696	259,503
Calsonic Kansei Corp.	19,880	102,505
Canon Electronics, Inc.	2,833	52,135
Canon Marketing Japan, Inc.	7,800	108,656
Canon, Inc.	144,334	4,563,975
Capcom Co., Ltd.	6,158	110,342
Casio Computer Co., Ltd.	31,300	382,519
Cawachi Ltd.	3,400	63,893
Central Japan Railway Co.	22,292	2,620,596
Century Tokyo Leasing Corp.	7,500	247,128
Chiba Bank Ltd.	95,338	641,863
Chiyoda Co., Ltd.	3,062	58,908
Chiyoda Corp.	24,000	347,773
Chofu Seisakusho Co., Ltd.	3,200	75,480
Chubu Electric Power Co., Inc.	79,500	1,025,928
Chudenko Corp.	5,900	107,008
Chugai Pharmaceutical Co., Ltd.	25,600	565,188
Chugai Ro Co., Ltd.	19,300	47,650
Chugoku Bank Ltd.	21,000	266,413
Chugoku Electric Power Co., Inc.	35,320	548,699
Citizen Holdings Co., Ltd.	35,300	296,988
CKD Corp.	9,000	97,512
Cleanup Corp.	10,500	94,920
CMK Corp.	31,223	88,353
Coca-Cola Central Japan Co., Ltd.	5,953	123,571
Coca-Cola West Co., Ltd.	11,100	234,733
Colowide Co., Ltd.	5,764	57,853
COMSYS Holdings Corp.	17,500	274,523
COOKPAD, Inc.	1,632	50,908
Cosel Co., Ltd.	4,700	54,493
Cosmo Oil Co., Ltd.*	94,000	179,413
Cosmos Pharmaceutical Corp.	1,165	126,224
Credit Saison Co., Ltd.	20,400	535,812
Dai Nippon Printing Co., Ltd.	77,000	815,991
Daibiru Corp.	6,400	78,215
Daicel Corp.	31,000	251,980
Daido Steel Co., Ltd.	39,000	193,315
Daidoh Ltd.	8,200	52,092
Daiei, Inc.*	18,100	59,812
Daifuku Co., Ltd.	14,100	179,949
Daihatsu Motor Co., Ltd.	28,000	473,801
Daihen Corp.	17,500	81,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Dai-ichi Life Insurance Co., Ltd.	121,737	$2,031,069
Daiichi Sankyo Co., Ltd.	82,900	1,513,785
Dai-ichi Seiko Co., Ltd.	2,258	27,188
Daikin Industries Ltd.	34,100	2,120,929
Daikyo, Inc.	44,931	122,023
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	13,100	59,709
Dainippon Screen Manufacturing Co., Ltd.*	25,000	141,487
Dainippon Sumitomo Pharma Co., Ltd.	21,398	334,249
Daiseki Co., Ltd.	5,400	105,528
Daito Trust Construction Co., Ltd.	10,300	961,438
Daiwa House Industry Co., Ltd.	74,000	1,429,969
Daiwa Securities Group, Inc.	244,518	2,437,982
Daiwabo Holdings Co., Ltd.	29,000	56,728
DCM Holdings Co., Ltd.	13,400	92,888
DeNA Co., Ltd.	13,013	273,334
Denki Kagaku Kogyo KK	71,000	292,603
Denki Kogyo Co., Ltd.	14,500	100,375
Denso Corp.	61,800	3,256,956
Dentsu, Inc.	23,700	967,714
DIC Corp.	89,000	270,440
Disco Corp.	3,400	225,354
Don Quijote Holdings Co., Ltd.	7,800	471,807
Doshisha Co., Ltd.	6,000	84,436
Doutor Nichires Holdings Co., Ltd.	5,500	91,658
Dowa Holdings Co., Ltd.	28,000	273,326
Dr. Ci:Labo Co., Ltd.	25	76,322
Duskin Co., Ltd.	9,300	176,092
Dwango Co., Ltd.	2,698	69,608
Eagle Industry Co., Ltd.	6,600	109,614
East Japan Railway Co.	45,798	3,644,357
Ebara Corp.	59,000	378,729
Eisai Co., Ltd.	31,800	1,230,510
Eizo Corp.	3,000	76,517
Electric Power Development Co., Ltd.	17,000	494,777
Enplas Corp.	1,027	70,411
Ezaki Glico Co., Ltd.	13,000	146,900
FamilyMart Co., Ltd.	8,100	369,580
Fancl Corp.	7,800	84,214
FANUC Corp.	27,770	5,076,180
Fast Retailing Co., Ltd.	5,800	2,390,276
FCC Co., Ltd.	4,261	84,807
FP Corp.	1,200	85,462
Fuji Co., Ltd.	3,400	57,953
Fuji Electric Co., Ltd.	67,000	313,019
Fuji Heavy Industries Ltd.	83,000	2,376,270
Fuji Kyuko Co., Ltd.	11,549	94,752
Fuji Machine Manufacturing Co.,Ltd.	11,402	94,629
Fuji Media Holdings, Inc.	27,600	563,479
Fuji Seal International, Inc.	3,200	99,060
Fujicco Co., Ltd.	5,900	66,782
Fujifilm Holdings Corp.	59,668	1,689,016
Fujikura Ltd.	51,000	238,752
Fujimi, Inc.	4,600	59,537
Fujita Kanko, Inc.	15,600	59,550
Fujitec Co., Ltd.	2,840	36,865
Fujitsu General Ltd.	9,138	97,359

Fujitsu Ltd.*	259,000	$1,337,917
Fukuoka Financial Group, Inc.	106,000	464,021
Fukuyama Transporting Co., Ltd.	16,000	87,817
Funai Electric Co., Ltd.	2,800	36,399
Furukawa Co., Ltd.	47,469	93,757
Furukawa Electric Co., Ltd.	108,000	270,744
Futaba Industrial Co., Ltd.*	9,500	36,445
Fuyo General Lease Co., Ltd.	2,579	100,775
Glory Ltd.	8,900	230,296
GMO Internet, Inc.	8,424	110,390
Goldcrest Co., Ltd.	3,120	81,000
Gree, Inc.	14,234	140,434
GS Yuasa Corp.	61,000	350,442
Gulliver International Co., Ltd.	15,000	83,610
Gunma Bank Ltd.	54,000	300,997
Gunze Ltd.	24,000	60,165
H2O Retailing Corp.	19,000	151,733
Hachijuni Bank Ltd.	60,000	349,255
Hakuhodo DY Holdings, Inc.	46,500	359,866
Hamamatsu Photonics KK	9,930	396,502
Hankyu Hanshin Holdings, Inc.	169,000	911,518
Hanwa Co., Ltd.	30,600	163,591
Haseko Corp.*	45,300	344,127
Heiwa Corp.	5,400	87,274
Heiwa Real Estate Co., Ltd.	4,651	80,645
Heiwado Co., Ltd.	2,819	40,287
Higo Bank Ltd.	26,000	142,456
Hikari Tsushin, Inc.	2,400	180,724
Hino Motors Ltd.	32,439	508,871
Hirose Electric Co., Ltd.	4,400	625,885
Hiroshima Bank Ltd.	73,000	301,538
HIS Co., Ltd.	2,335	116,406
Hisaka Works Ltd.	5,400	50,867
Hisamitsu Pharmaceutical Co., Inc.	9,400	473,079
Hitachi Capital Corp.	4,800	139,702
Hitachi Chemical Co., Ltd.	14,700	234,089
Hitachi Construction Machinery Co., Ltd.	15,400	328,297
Hitachi High-Technologies Corp.	9,800	245,768
Hitachi Koki Co., Ltd.	8,500	62,231
Hitachi Kokusai Electric, Inc.	7,500	105,403
Hitachi Ltd.	597,778	4,518,387
Hitachi Metals Ltd.	22,990	324,405
Hitachi Transport System Ltd.	6,300	93,923
Hitachi Zosen Corp.	27,300	208,684
Hodogaya Chemical Co., Ltd.	16,300	33,897
Hokkaido Electric Power Co., Inc.*	26,200	300,786
Hokkoku Bank Ltd.	36,000	128,877
Hokuetsu Kishu Paper Co., Ltd.	22,000	103,409
Hokuhoku Financial Group, Inc.	177,000	352,958
Hokuriku Electric Power Co.	27,019	366,120
Hokuto Corp.	3,600	67,515
Honda Motor Co., Ltd.	218,528	8,985,151
Horiba Ltd.	5,500	187,494
Hoshizaki Electric Co., Ltd.	6,600	234,394
Hosiden Corp.	18,200	98,164
House Foods Group, Inc.	13,200	199,172
Hoya Corp.	59,100	1,639,827
Hulic Co., Ltd.	40,045	591,302
Hyakugo Bank Ltd.	28,000	111,936
Ibiden Co., Ltd.	13,900	259,495

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

IBJ Leasing Co., Ltd.	4,188	$121,492
Icom, Inc.	2,600	62,759
Idec Corp.	7,600	66,900
Idemitsu Kosan Co., Ltd.	16,000	363,574
IHI Corp.	183,000	788,928
Iida Group Holdings Co., Ltd.*	12,653	252,555
Inaba Denki Sangyo Co., Ltd.	3,588	111,752
Inageya Co., Ltd.	6,500	61,661
INES Corp.	9,000	58,969
INPEX Corp.	134,000	1,715,241
Internet Initiative Japan, Inc.	3,198	85,636
Isetan Mitsukoshi Holdings Ltd.	52,700	748,139
Isuzu Motors Ltd.	140,000	869,433
IT Holdings Corp.	9,100	143,357
Ito En Ltd.	9,000	188,102
ITOCHU Corp.	197,400	2,434,931
ITOCHU Techno-Solutions Corp.	4,700	190,348
Itoham Foods, Inc.	17,655	76,783
Iwatani Corp.	26,988	136,849
Iyo Bank Ltd.	34,000	332,865
Izumi Co., Ltd.	5,300	166,081
J. Front Retailing Co., Ltd.	58,000	438,401
Jaccs Co., Ltd.	15,528	74,168
Jafco Co., Ltd.	3,600	195,537
Japan Airlines Co., Ltd.	20,588	1,014,640
Japan Airport Terminal Co., Ltd.	10,100	228,068
Japan Aviation Electronics Industry Ltd.	10,685	137,177
Japan Digital Laboratory Co., Ltd.	6,400	89,579
Japan Exchange Group, Inc.	35,133	997,175
Japan Petroleum Exploration Co.	5,700	215,692
Japan Pulp & Paper Co., Ltd.	20,100	62,985
Japan Radio Co., Ltd.*	23,400	82,881
Japan Securities Finance Co., Ltd.	7,993	62,010
Japan Steel Works Ltd.	52,000	290,343
Japan Tobacco, Inc.	151,133	4,908,127
JFE Holdings, Inc.	65,900	1,565,680
JGC Corp.	28,000	1,096,762
Jin Co., Ltd.	2,774	117,219
J-Oil Mills, Inc.	23,100	62,077
Joshin Denki Co., Ltd.	7,400	56,777
Joyo Bank Ltd.	101,000	515,022
JSR Corp.	23,500	454,335
JTEKT Corp.	25,700	436,834
Juroku Bank Ltd.	41,000	150,280
JVC Kenwood Corp.	19,300	38,120
JX Holdings, Inc.	303,000	1,556,576
kabu.com Securities Co., Ltd.	14,339	83,058
Kaga Electronics Co., Ltd.	5,500	62,098
Kagome Co., Ltd.	12,800	209,181
Kajima Corp.	131,000	491,359
Kakaku.com, Inc.	13,474	236,316
Kaken Pharmaceutical Co., Ltd.	14,000	210,047
Kamigumi Co., Ltd.	36,000	329,541
Kanagawa Chuo Kotsu Co., Ltd.	14,700	71,888
Kanamoto Co., Ltd.	3,968	100,717
Kandenko Co., Ltd.	16,000	90,096
Kaneka Corp.	42,000	275,188
Kansai Electric Power Co., Inc.*	103,466	1,187,830
Kansai Paint Co., Ltd.	30,000	442,978
Kansai Urban Banking Corp.	89,812	104,046

Kao Corp.	67,300	$2,115,307
Kappa Create Holdings Co., Ltd.	2,900	54,855
Katakura Industries Co., Ltd.	7,200	81,770
Kawasaki Heavy Industries Ltd.	211,000	883,591
Kawasaki Kisen Kaisha Ltd.	100,000	252,588
KDDI Corp.	76,233	4,683,577
Keihan Electric Railway Co., Ltd.	72,000	273,478
Keihin Corp.	5,700	88,225
Keikyu Corp.	69,000	568,066
Keio Corp.	71,000	472,614
Keisei Electric Railway Co., Ltd.	40,000	367,297
Keiyo Bank Ltd.	21,000	100,902
Kenedix, Inc.*	26,600	136,650
Kewpie Corp.	18,400	255,269
KEY Coffee, Inc.	4,000	60,127
Keyence Corp.	5,640	2,410,028
Kikkoman Corp.	23,371	440,745
Kinden Corp.	24,000	250,688
Kinki Sharyo Co., Ltd.	13,400	41,736
Kintetsu Corp.	243,000	851,458
Kintetsu Department Store Co., Ltd.*	28,164	96,545
Kintetsu World Express, Inc.	2,900	116,485
Kirin Holdings Co., Ltd.	118,000	1,695,319
Kisoji Co., Ltd.	3,600	63,550
Kissei Pharmaceutical Co., Ltd.	5,000	122,875
Kitz Corp.	19,319	96,861
Kiyo Bank Ltd.*	12,600	167,864
Koa Corp.	5,800	59,426
Kobayashi Pharmaceutical Co., Ltd.	4,700	261,979
Kobe Steel Ltd.*	390,000	666,603
Koito Manufacturing Co., Ltd.	16,000	304,928
Kokuyo Co., Ltd.	13,400	98,105
Komatsu Ltd.	122,300	2,481,769
Komeri Co., Ltd.	4,300	109,838
Konami Corp.	14,900	343,672
Konica Minolta, Inc.	74,000	737,119
Kose Corp.	6,000	190,295
Krosaki Harima Corp.	17,100	40,757
K’s Holdings Corp.	7,200	207,844
Kubota Corp.	138,000	2,278,815
Kura Corp.	4,700	70,917
Kurabo Industries Ltd.	39,100	69,059
Kuraray Co., Ltd.	44,000	523,521
Kureha Corp.	24,655	125,956
Kurita Water Industries Ltd.	13,500	279,717
Kuroda Electric Co., Ltd.	5,100	76,420
KYB Co., Ltd.	19,231	100,985
Kyocera Corp.	43,700	2,178,568
Kyoei Steel Ltd.	5,000	94,151
KYORIN Holdings, Inc.	9,000	192,546
Kyosan Electric Manufacturing Co., Ltd.	15,500	51,073
Kyowa Exeo Corp.	9,800	129,351
Kyowa Hakko Kirin Co., Ltd.	38,000	418,213
Kyudenko Corp.	11,200	75,936
Kyushu Electric Power Co., Inc.*	52,300	666,476
Lawson, Inc.	9,900	739,844
Leopalace21 Corp.*	22,700	119,848
Life Corp.	5,900	93,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Lintec Corp.	5,800	$107,287
Lion Corp.	39,000	217,387
LIXIL Group Corp.	38,500	1,053,988
M3, Inc.	72	180,154
Mabuchi Motor Co., Ltd.	4,600	273,004
Macnica, Inc.	2,900	77,381
Macromill, Inc.	12,600	93,564
Maeda Corp.	18,502	122,281
Maeda Road Construction Co., Ltd.	10,000	163,992
Makita Corp.	16,400	859,633
Marubeni Corp.	210,000	1,507,549
Marudai Food Co., Ltd.	21,900	64,051
Maruetsu, Inc.	17,900	58,981
Maruha Nichiro Holdings, Inc.	53,000	92,100
Marui Group Co., Ltd.	32,800	332,641
Maruichi Steel Tube Ltd.	11,400	287,517
Maruzen Showa Unyu Co., Ltd.	22,000	76,042
Matsuda Sangyo Co., Ltd.	4,000	53,518
Matsui Securities Co., Ltd.	14,000	179,204
Matsumotokiyoshi Holdings Co., Ltd.	5,900	205,892
Matsuya Foods Co., Ltd.	4,300	70,680
Max Co., Ltd.	6,000	65,806
Mazda Motor Corp.*	361,000	1,864,818
Medipal Holdings Corp.	29,500	388,814
Megmilk Snow Brand Co., Ltd.	8,502	106,971
Meidensha Corp.	32,000	119,115
MEIJI Holdings Co., Ltd.	8,300	532,789
Meitec Corp.	2,601	70,341
Mie Bank Ltd.	26,100	56,260
Mimasu Semiconductor Industry Co., Ltd.	6,300	53,721
Minebea Co., Ltd.	48,000	350,508
Miraca Holdings, Inc.	8,000	376,792
MISUMI Group, Inc.	10,600	332,665
Mitsuba Corp.	3,235	52,498
Mitsubishi Chemical Holdings Corp.	169,000	779,926
Mitsubishi Corp.	191,716	3,671,932
Mitsubishi Electric Corp.	249,000	3,121,071
Mitsubishi Estate Co., Ltd.	171,957	5,135,360
Mitsubishi Gas Chemical Co., Inc.	53,000	389,536
Mitsubishi Heavy Industries Ltd.	436,000	2,695,243
Mitsubishi Logistics Corp.	18,000	283,905
Mitsubishi Materials Corp.	176,000	648,447
Mitsubishi Motors Corp.*	57,000	611,082
Mitsubishi Paper Mills Ltd.*	61,000	53,290
Mitsubishi Pencil Co., Ltd.	4,300	95,465
Mitsubishi Research Institute, Inc.	3,100	62,730
Mitsubishi Shokuhin Co., Ltd.	2,500	60,702
Mitsubishi Tanabe Pharma Corp.	23,000	320,179
Mitsubishi UFJ Financial Group, Inc.	1,861,183	12,265,321
Mitsubishi UFJ Lease & Finance Co., Ltd.	61,180	374,714
Mitsuboshi Belting Co., Ltd.	12,100	69,169
Mitsui & Co., Ltd.	226,220	3,147,016
Mitsui Chemicals, Inc.	119,000	287,019
Mitsui Engineering & Shipbuilding Co., Ltd.	128,000	263,755

Mitsui Fudosan Co., Ltd.	115,823	$4,162,853
Mitsui Home Co., Ltd.	13,400	65,658
Mitsui Matsushima Co., Ltd.	32,100	49,990
Mitsui Mining & Smelting Co., Ltd.	97,000	297,512
Mitsui O.S.K. Lines Ltd.	139,863	629,523
Mitsui Sugar Co., Ltd.	19,300	74,040
Mitsumi Electric Co., Ltd.*	11,968	99,667
Miura Co., Ltd.	3,836	95,691
Miyazaki Bank Ltd.	26,800	74,819
Mizuho Financial Group, Inc.	3,179,830	6,884,448
Mizuno Corp.	15,800	80,118
Mochida Pharmaceutical Co., Ltd.	2,600	154,306
Monex Group, Inc.	24,700	110,471
MonotaRO Co., Ltd.	2,012	40,848
Mori Seiki Co., Ltd.	17,900	321,591
Morinaga & Co., Ltd.	35,100	71,993
MOS Food Services, Inc.	4,100	77,710
Moshi Moshi Hotline, Inc.	6,150	65,816
MS&AD Insurance Group Holdings, Inc.	72,404	1,940,215
Murata Manufacturing Co., Ltd.	25,600	2,270,478
Musashi Seimitsu Industry Co., Ltd.	3,100	66,940
Musashino Bank Ltd.	5,200	174,058
Nabtesco Corp.	14,000	322,382
Nachi-Fujikoshi Corp.	25,458	143,354
Nagase & Co., Ltd.	18,000	217,757
Nagatanien Co., Ltd.	6,900	60,017
Nagoya Railroad Co., Ltd.	112,000	322,249
Namco Bandai Holdings, Inc.	29,600	656,029
Nankai Electric Railway Co., Ltd.	67,000	236,036
Nanto Bank Ltd.	30,000	111,955
NEC Corp.	338,000	760,669
NEC Fielding Ltd.	5,600	62,163
NEC Networks & System Integration Corp.	2,159	52,135
Nexon Co., Ltd.	18,001	166,147
NGK Insulators Ltd.	34,000	645,067
NGK Spark Plug Co., Ltd.	22,000	520,179
NHK Spring Co., Ltd.	25,000	281,550
Nichias Corp.	14,969	102,342
Nichicon Corp.	10,400	100,534
Nichi-iko Pharmaceutical Co., Ltd.	4,264	65,715
Nichirei Corp.	40,000	203,589
Nidec Copal Electronics Corp.	8,700	50,890
Nidec Corp.	13,293	1,300,141
Nifco, Inc.	6,400	169,313
Nihon Kohden Corp.	5,900	205,612
Nihon M&A Center, Inc.	1,329	89,475
Nihon Nohyaku Co., Ltd.	8,530	121,741
Nihon Parkerizing Co., Ltd.	7,359	153,385
Nikon Corp.	45,600	869,912
Nintendo Co., Ltd.	15,384	2,046,623
Nippon Carbon Co., Ltd.	22,500	42,304
Nippon Coke & Engineering Co., Ltd.	35,800	45,893
Nippon Densetsu Kogyo Co., Ltd.	7,500	101,985
Nippon Electric Glass Co., Ltd.	54,000	283,050
Nippon Express Co., Ltd.	103,000	497,835
Nippon Gas Co., Ltd.	4,779	50,735
Nippon Kanzai Co., Ltd.	4,300	80,357

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nippon Kayaku Co., Ltd.	24,000	$340,480
Nippon Konpo Unyu Soko Co., Ltd.	9,000	161,609
Nippon Meat Packers, Inc.	25,000	428,734
Nippon Paint Co., Ltd.	22,000	365,378
Nippon Paper Industries Co., Ltd.	16,100	298,731
Nippon Sharyo Ltd.	14,000	69,395
Nippon Sheet Glass Co., Ltd.*	148,000	192,536
Nippon Shinyaku Co., Ltd.	6,000	116,741
Nippon Shokubai Co., Ltd.	20,000	220,682
Nippon Signal Co., Ltd.	8,900	75,132
Nippon Soda Co., Ltd.	17,143	109,067
Nippon Steel & Sumitomo Metal Corp.	1,099,617	3,675,484
Nippon Synthetic Chemical Industry Co., Ltd.	6,785	60,756
Nippon Telegraph & Telephone Corp.	99,942	5,371,491
Nippon Television Holdings, Inc.	27,400	494,090
Nippon Thompson Co., Ltd.	11,000	60,896
Nippon Valqua Industries Ltd.	22,000	59,121
Nippon Yusen KK	196,000	625,354
Nipro Corp.	13,900	125,524
Nishimatsu Construction Co., Ltd.	34,106	108,170
Nishimatsuya Chain Co., Ltd.	7,500	58,755
Nishi-Nippon City Bank Ltd.	114,000	306,353
Nishi-Nippon Railroad Co., Ltd.	42,000	155,142
Nissan Chemical Industries Ltd.	18,000	285,272
Nissan Motor Co., Ltd.	349,180	2,931,109
Nissan Shatai Co., Ltd.	9,000	130,671
Nissha Printing Co., Ltd.*	6,558	104,121
Nisshin Seifun Group, Inc.	35,750	369,008
Nisshin Steel Holdings Co., Ltd.	10,951	130,921
Nisshinbo Holdings, Inc.	22,000	211,205
Nissin Electric Co., Ltd.	11,000	67,164
Nissin Foods Holdings Co., Ltd.	12,800	539,664
Nissin Kogyo Co., Ltd.	4,986	105,487
Nitori Holdings Co., Ltd.	5,250	497,033
Nitta Corp.	3,600	79,172
Nittetsu Mining Co., Ltd.	14,300	70,475
Nitto Boseki Co., Ltd.	20,312	107,047
Nitto Denko Corp.	21,600	909,657
Nitto Kohki Co., Ltd.	2,800	50,252
NKSJ Holdings, Inc.	54,500	1,513,228
NOF Corp.	21,020	149,302
NOK Corp.	15,700	256,424
Nomura Holdings, Inc.	502,302	3,858,725
Nomura Real Estate Holdings, Inc.	15,900	357,527
Nomura Research Institute Ltd.	14,517	456,973
Noritake Co., Ltd.	19,900	48,753
Noritz Corp.	5,338	114,100
North Pacific Bank Ltd.	48,800	198,333
NS Solutions Corp.	3,300	72,919
NS United Kaiun Kaisha Ltd.*	28,700	84,211
NSD Co., Ltd.	6,300	74,540
NSK Ltd.	59,000	732,808
NTN Corp.*	74,000	335,182
NTT Data Corp.	17,126	630,984
NTT DOCOMO, Inc.	202,555	3,317,894
NTT Urban Development Corp.	15,400	176,798
Obayashi Corp.	90,000	511,917

OBIC Business Consultants Ltd.	2,700	$87,940
Obic Co., Ltd.	11,000	324,328
Odakyu Electric Railway Co., Ltd.	80,000	722,439
Ogaki Kyoritsu Bank Ltd.	38,400	105,380
Ohara, Inc.	5,000	30,576
Oiles Corp.	3,800	76,678
Oita Bank Ltd.	21,000	77,770
Oji Holdings Corp.	124,000	634,660
Okamura Corp.	13,350	113,331
Okasan Securities Group, Inc.	23,000	234,128
Oki Electric Industry Co., Ltd.*	108,244	254,909
OKUMA Corp.	22,400	246,526
Okumura Corp.	25,000	115,374
Olympus Corp.*	36,600	1,157,326
Omron Corp.	27,600	1,217,377
Ono Pharmaceutical Co., Ltd.	11,677	1,021,225
Onward Holdings Co., Ltd.	23,000	174,067
Oracle Corp. Japan	5,000	182,556
Organo Corp.	9,300	41,683
Orient Corp.*	50,508	117,985
Oriental Land Co., Ltd.	6,800	979,546
ORIX Corp.	149,346	2,619,334
Osaka Gas Co., Ltd.	245,000	960,830
Osaka Steel Co., Ltd.	1,225	21,241
OSG Corp.	14,700	249,304
Otsuka Corp.	2,600	331,080
Otsuka Holdings Co., Ltd.	52,694	1,521,126
Pacific Metals Co., Ltd.	28,026	102,193
Pack Corp.	4,000	70,914
Paltac Corp.	8,022	103,750
PanaHome Corp.	11,000	80,951
Panasonic Corp.	282,170	3,279,613
Panasonic Industrial Devices SUNX Co., Ltd.	11,800	55,017
Paramount Bed Holdings Co., Ltd.	2,721	91,079
Parco Co., Ltd.	8,506	80,044
Paris Miki Holdings, Inc.	7,300	33,481
Park24 Co., Ltd.	14,800	278,686
Penta-Ocean Construction Co., Ltd.	34,091	119,453
PGM Holdings KK	10,000	93,913
Pigeon Corp.	5,280	255,702
Pilot Corp.	2,350	80,669
Pioneer Corp.*	45,200	94,426
Plenus Co., Ltd.	4,700	104,970
Pola Orbis Holdings, Inc.	2,748	97,984
Relo Holdings, Inc.	2,214	113,317
Renesas Electronics Corp.*	8,900	52,398
Rengo Co., Ltd.	21,000	126,227
Resona Holdings, Inc.	231,700	1,179,292
Resorttrust, Inc.	10,200	185,868
Ricoh Co., Ltd.	74,000	785,604
Ricoh Leasing Co., Ltd.	2,500	73,948
Riken Corp.	16,000	69,585
Rinnai Corp.	4,000	311,082
Rohm Co., Ltd.	13,200	641,762
Rohto Pharmaceutical Co., Ltd.	15,000	228,611
Round One Corp.	11,100	89,066
Ryobi Ltd.	18,700	75,113
Ryohin Keikaku Co., Ltd.	2,500	269,917
Ryoyo Electro Corp.	12,274	126,108

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Saibu Gas Co., Ltd.	44,638	$104,696
Saizeriya Co., Ltd.	4,200	51,368
Sakai Chemical Industry Co., Ltd.	14,100	43,514
Sakata Seed Corp.	5,300	67,137
San-A Co., Ltd.	3,600	98,315
Sanden Corp.	18,200	86,239
Sangetsu Co., Ltd.	5,600	139,428
San-In Godo Bank Ltd.	15,000	107,397
Sanken Electric Co., Ltd.	14,951	110,028
Sanki Engineering Co., Ltd.	10,400	65,278
Sankyo Co., Ltd.	7,700	354,620
Sankyo Tateyama, Inc.	2,211	43,838
Sankyu, Inc.	40,000	155,731
Sanoh Industrial Co., Ltd.	7,800	54,291
Sanrio Co., Ltd.	6,400	268,920
Santen Pharmaceutical Co., Ltd.	10,400	484,398
Sanwa Holdings Corp.	31,000	209,885
Sanyo Chemical Industries Ltd.	9,400	64,357
Sanyo Shokai Ltd.	18,600	50,337
Sanyo Special Steel Co., Ltd.	15,123	73,669
Sapporo Holdings Ltd.	52,000	218,251
Sasebo Heavy Industries Co., Ltd.* .	35,000	39,218
Sawai Pharmaceutical Co., Ltd.	4,400	284,114
SBI Holdings, Inc.	29,097	439,315
SCSK Corp.	6,300	164,933
Secom Co., Ltd.	26,800	1,613,446
Sega Sammy Holdings, Inc.	27,471	698,318
Seiko Epson Corp.	16,900	453,352
Seiko Holdings Corp.	20,162	99,173
Seino Holdings Co., Ltd.	25,000	261,846
Seiren Co., Ltd.	9,500	75,415
Sekisui Chemical Co., Ltd.	59,000	722,723
Sekisui House Ltd.	71,000	991,074
Sekisui Jushi Corp.	7,100	100,793
Sekisui Plastics Co., Ltd.	16,100	43,113
Senshu Ikeda Holdings, Inc.	18,340	85,335
Seven & I Holdings Co., Ltd.	102,779	4,079,539
Seven Bank Ltd.	99,354	387,755
Sharp Corp.*	172,000	545,513
Shiga Bank Ltd.	30,000	157,250
Shikoku Chemicals Corp.	12,000	90,818
Shikoku Electric Power Co., Inc.*	20,885	312,353
Shima Seiki Manufacturing Ltd.	5,392	101,225
Shimachu Co., Ltd.	6,100	144,173
Shimadzu Corp.	39,000	338,857
Shimamura Co., Ltd.	3,300	308,974
Shimano, Inc.	10,500	900,342
Shimizu Bank Ltd.	1,700	45,523
Shimizu Corp.	82,000	413,465
Shimojima Co., Ltd.	5,300	49,271
Shinagawa Refractories Co., Ltd.	21,703	46,163
Shindengen Electric Manufacturing Co., Ltd.	13,600	82,522
Shin-Etsu Chemical Co., Ltd.	47,414	2,764,428
Shin-Etsu Polymer Co., Ltd.	11,000	39,588
Shinko Electric Industries Co., Ltd.	8,500	70,383
Shinmaywa Industries Ltd.	14,643	126,950
Shinsei Bank Ltd.	228,000	556,414
Shionogi & Co., Ltd.	42,300	915,810
Ship Healthcare Holdings, Inc.	3,435	133,244

Shiroki Corp.	18,800	$39,989
Shiseido Co., Ltd.	49,800	799,656
Shizuoka Bank Ltd.	71,000	756,452
Sho-Bond Holdings Co., Ltd.	2,698	123,743
Shochiku Co., Ltd.	19,000	174,646
Showa Corp.	3,734	60,065
Showa Denko KK	175,000	247,602
Showa Sangyo Co., Ltd.	24,500	74,447
Showa Shell Sekiyu KK	30,300	307,287
Sintokogio Ltd.	7,500	56,191
SKY Perfect JSAT Holdings, Inc.	20,100	108,602
SMC Corp.	7,500	1,887,285
SMK Corp.	16,209	106,972
SoftBank Corp.	117,249	10,243,004
Sohgo Security Services Co., Ltd.	12,200	242,355
Sojitz Corp.	154,100	273,637
Sony Corp.	134,272	2,328,180
Sony Financial Holdings, Inc.	24,977	453,955
Sotetsu Holdings, Inc.	50,000	170,924
Square Enix Holdings Co., Ltd.	10,400	181,711
Stanley Electric Co., Ltd.	21,700	496,188
Star Micronics Co., Ltd.	6,600	76,836
Start Today Co., Ltd.	6,669	165,348
Sugi Holdings Co., Ltd.	5,000	202,972
Sumco Corp.	21,300	187,697
Sumitomo Bakelite Co., Ltd.	30,000	107,682
Sumitomo Chemical Co., Ltd.	193,000	755,066
Sumitomo Corp.	146,200	1,833,921
Sumitomo Electric Industries Ltd.	98,191	1,635,429
Sumitomo Forestry Co., Ltd.	25,100	291,971
Sumitomo Heavy Industries Ltd.	66,000	303,333
Sumitomo Metal Mining Co., Ltd.	65,000	849,919
Sumitomo Mitsui Construction Co., Ltd.*	79,018	96,043
Sumitomo Mitsui Financial Group, Inc.	185,813	9,563,256
Sumitomo Mitsui Trust Holdings, Inc.	475,630	2,502,127
Sumitomo Osaka Cement Co., Ltd.	65,000	249,359
Sumitomo Real Estate Sales Co., Ltd.	3,040	92,952
Sumitomo Realty & Development Co., Ltd.	58,880	2,924,152
Sumitomo Rubber Industries Ltd.	23,600	334,806
Sumitomo Warehouse Co., Ltd.	17,000	97,987
Sundrug Co., Ltd.	6,000	268,066
Suntory Beverage & Food Ltd.	14,000	446,017
Suruga Bank Ltd.	26,000	465,635
Suzuken Co., Ltd.	10,200	329,798
Suzuki Motor Corp.	51,400	1,380,298
SWCC Showa Holdings Co., Ltd.*	60,300	61,268
Sysmex Corp.	10,400	613,275
T&D Holdings, Inc.	85,100	1,187,085
T.RAD Co., Ltd.	17,200	46,712
Tadano Ltd.	15,552	208,226
Taihei Dengyo Kaisha Ltd.	8,600	53,653
Taihei Kogyo Co., Ltd.	14,800	61,415
Taiheiyo Cement Corp.	143,000	548,590
Taikisha Ltd.	5,247	116,439
Taisei Corp.	143,000	649,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Taisho Pharmaceutical Holdings Co., Ltd.	6,768	$464,653
Taiyo Holdings Co., Ltd.	3,134	98,505
Taiyo Nippon Sanso Corp.	45,000	319,628
Taiyo Yuden Co., Ltd.	15,000	195,281
Takara Holdings, Inc.	30,000	279,176
Takara Standard Co., Ltd.	12,000	90,362
Takasago International Corp.	12,100	68,020
Takashimaya Co., Ltd.	33,000	328,089
Takata Corp.	5,000	143,149
Takeda Pharmaceutical Co., Ltd.	97,664	4,474,682
Takuma Co., Ltd.	12,205	106,740
Tamron Co., Ltd.	2,969	71,948
TDK Corp.	15,400	737,024
Tecmo Koei Holdings Co., Ltd.	7,261	85,359
Teijin Ltd.	132,000	293,305
Temp Holdings Co., Ltd.	3,893	103,397
Tenma Corp.	6,500	101,657
Terumo Corp.	20,300	977,315
T-Gaia Corp.	10,184	114,789
THK Co., Ltd.	16,300	406,146
Toagosei Co., Ltd.	34,000	145,285
Tobu Railway Co., Ltd.	153,000	740,955
TOC Co., Ltd.	13,669	108,900
Tocalo Co., Ltd.	3,700	57,550
Tochigi Bank Ltd.	16,000	61,836
Toda Corp.	32,000	110,911
Toda Kogyo Corp.	40,855	112,505
Toei Co., Ltd.	18,574	104,943
Toho Bank Ltd.	36,177	112,677
Toho Co., Ltd.	20,600	452,453
Toho Gas Co., Ltd.	67,000	325,743
Toho Holdings Co., Ltd.	9,200	147,378
Toho Titanium Co., Ltd.	5,100	35,546
Tohoku Electric Power Co., Inc.*	61,600	691,984
Tokai Carbon Co., Ltd.	32,000	111,518
Tokai Rika Co., Ltd.	7,500	148,989
Tokai Rubber Industries Ltd.	5,200	50,761
Tokai Tokyo Financial Holdings, Inc.	34,000	328,022
Tokio Marine Holdings, Inc.	95,500	3,187,565
Tokuyama Corp.	38,000	143,975
Tokyo Broadcasting System Holdings, Inc.	17,000	210,825
Tokyo Dome Corp.	19,769	130,467
Tokyo Electric Power Co., Inc.*	215,437	1,057,648
Tokyo Electron Ltd.	22,200	1,214,244
Tokyo Gas Co., Ltd.	292,000	1,436,293
Tokyo Rope Manufacturing Co., Ltd.*	22,700	35,566
Tokyo Seimitsu Co., Ltd.	5,267	110,682
Tokyo Steel Manufacturing Co., Ltd.*	18,700	96,776
Tokyo Tatemono Co., Ltd.	48,000	532,371
Tokyotokeiba Co., Ltd.	20,593	83,107
Tokyu Construction Co., Ltd.*	23,700	119,727
Tokyu Corp.	158,000	1,021,726
Tokyu Fudosan Holdings Corp.*	57,534	540,867
Tomy Co., Ltd.	9,500	42,308
TonenGeneral Sekiyu KK	41,000	375,700
Topcon Corp.	6,848	103,783

Toppan Forms Co., Ltd.	7,000	$64,144
Toppan Printing Co., Ltd.	75,000	598,946
Topre Corp.	7,650	113,177
Toray Industries, Inc.	186,000	1,285,804
Torii Pharmaceutical Co., Ltd.	3,708	108,800
Torishima Pump Manufacturing Co., Ltd.	3,900	38,959
Toshiba Corp.	487,000	2,044,003
Toshiba Machine Co., Ltd.	17,105	98,755
Toshiba Plant Systems & Services Corp.	6,000	89,393
Toshiba TEC Corp.	17,936	124,161
Tosoh Corp.	85,000	394,692
TOTO Ltd.	38,000	601,519
Towa Pharmaceutical Co., Ltd.	2,214	92,819
Toyo Engineering Corp.	14,502	58,939
Toyo Ink SC Holdings Co., Ltd.	30,000	147,849
Toyo Seikan Kaisha Ltd.	18,400	394,698
Toyo Suisan Kaisha Ltd.	15,000	450,100
Toyo Tanso Co., Ltd.	1,600	30,402
Toyo Tire & Rubber Co., Ltd.	22,488	127,911
Toyobo Co., Ltd.	121,000	222,904
Toyoda Gosei Co., Ltd.	9,300	216,096
Toyota Boshoku Corp.	11,300	140,888
Toyota Industries Corp.	22,900	1,031,816
Toyota Motor Corp.	340,875	20,780,719
Toyota Tsusho Corp.	29,500	729,166
Transcosmos, Inc.	5,968	114,078
Trend Micro, Inc.	10,400	363,422
TS Tech Co., Ltd.	5,200	175,045
TSI Holdings Co., Ltd.	12,000	80,220
Tsubakimoto Chain Co.	5,190	39,525
Tsumura & Co.	9,200	243,563
Tsuruha Holdings, Inc.	2,400	220,378
Tsutsumi Jewelry Co., Ltd.	2,800	64,981
TV Asahi Corp.	8,000	177,153
Tv Tokyo Holdings Corp.	4,700	74,800
UACJ Corp.	20,033	75,711
Ube Industries Ltd.	141,000	301,253
Ulvac, Inc.*	5,398	71,146
Unicharm Corp.	15,600	888,804
Unipres Corp.	4,100	76,775
United Arrows Ltd.	2,708	101,315
Unitika Ltd.*	77,800	47,281
UNY Group Holdings Co., Ltd.	26,100	159,609
Ushio, Inc.	19,600	259,820
USS Co., Ltd.	31,000	425,069
Wacoal Holdings Corp.	20,000	203,399
Wacom Co., Ltd.	23,600	165,386
Welcia Holdings Co., Ltd.	2,016	105,289
West Japan Railway Co.	23,222	1,005,530
Xebio Co., Ltd.	5,148	98,746
Yahoo! Japan Corp.	174,500	969,352
Yakult Honsha Co., Ltd.	17,700	892,479
Yamada Denki Co., Ltd.	117,100	382,513
Yamaguchi Financial Group, Inc.	31,000	286,715
Yamaha Corp.	18,200	288,442
Yamaha Motor Co., Ltd.	39,300	588,511
Yamanashi Chuo Bank Ltd.	25,275	109,923
Yamato Holdings Co., Ltd.	48,500	979,119
Yamato Kogyo Co., Ltd.	7,700	245,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Yamazaki Baking Co., Ltd.	26,000	$266,394
Yamazen Corp.	10,905	66,791
Yaoko Co., Ltd.	1,319	51,853
Yaskawa Electric Corp.	27,000	426,370
Yodogawa Steel Works Ltd.	25,160	108,228
Yokogawa Electric Corp.	32,500	498,409
Yokohama Rubber Co., Ltd.	29,640	290,743
Yoshinoya Holdings Co., Ltd.	7,900	96,621
Zenkoku Hosho Co., Ltd.	2,531	110,556
Zeon Corp.	22,000	205,773
ZERIA Pharmaceutical Co., Ltd.	1,444	35,171

		430,982,421

Mexico (0.0%)
Fresnillo plc	26,379	325,652

Netherlands (4.9%)
ASML Holding N.V	102,316	9,577,046
ING Groep N.V. (CVA)*	1,022,161	14,202,488
Koninklijke Philips N.V	251,672	9,225,170
Royal Dutch Shell plc, Class A	596,694	21,372,504
Royal Dutch Shell plc, Class B	383,422	14,476,351
Unilever N.V. (CVA)	426,270	17,167,435

		86,020,994

New Zealand (0.0%)
Fletcher Building Ltd.	19,985	137,939
Kathmandu Holdings Ltd.	28,795	83,047
Sky Network Television Ltd.	22,236	109,200
SKYCITY Entertainment Group Ltd.	18,095	58,165
Telecom Corp. of New Zealand Ltd.	38,305	74,903
Trade Me Ltd.	20,183	67,941

		531,195

Singapore (0.0%)
Singapore Telecommunications Ltd.	16,828	48,533

Spain (4.9%)
Banco Bilbao Vizcaya Argentaria S.A.	1,523,662	18,755,919
Banco Santander S.A.	3,018,276	27,014,489
Iberdrola S.A.	1,364,544	8,700,837
Inditex S.A.	56,768	9,355,869
Repsol S.A.	218,503	5,506,893
Telefonica S.A.	1,073,397	17,476,416

		86,810,423

Switzerland (0.6%)
Coca-Cola HBC AG (CDI)*	30,656	894,476
Glencore Xstrata plc*	1,486,593	7,697,810
Wolseley plc	40,836	2,316,066

		10,908,352

United Kingdom (22.0%)
Aberdeen Asset Management plc	146,421	1,212,329
Admiral Group plc	30,303	657,361
Aggreko plc	38,948	1,102,236
AMEC plc	45,842	825,923
Anglo American plc	201,956	4,414,463

Antofagasta plc	54,838	$748,266
ARM Holdings plc	215,870	3,928,595
Ashtead Group plc	77,792	979,029
Associated British Foods plc	53,860	2,180,683
AstraZeneca plc	192,803	11,412,382
Aviva plc	455,185	3,389,675
Babcock International Group plc	55,494	1,245,181
BAE Systems plc	501,400	3,611,776
Barclays plc	2,484,627	11,189,160
BG Group plc	526,008	11,301,782
BHP Billiton plc	326,435	10,103,067
BP plc	2,883,323	23,302,625
British American Tobacco plc	292,055	15,659,890
British Land Co. plc (REIT)	154,310	1,607,282
British Sky Broadcasting Group plc	150,350	2,101,324
BT Group plc	1,216,958	7,645,751
Bunzl plc	51,315	1,232,139
Burberry Group plc	68,473	1,718,960
Capita plc	101,667	1,747,530
Carnival plc	28,198	1,167,829
Centrica plc	796,281	4,584,778
Compass Group plc	277,781	4,452,717
Diageo plc	389,285	12,892,730
easyJet plc	38,374	976,058
G4S plc	239,766	1,042,231
GKN plc	251,735	1,556,141
GlaxoSmithKline plc	751,415	20,051,986
Hammerson plc (REIT)	109,260	908,264
Hargreaves Lansdown plc	33,722	756,100
HSBC Holdings plc	2,910,197	31,921,989
IMI plc	48,210	1,217,459
Imperial Tobacco Group plc	150,581	5,829,911
InterContinental Hotels Group plc	40,055	1,335,204
International Consolidated Airlines Group S.A.*	314,673	2,091,626
Intertek Group plc	24,845	1,295,153
ITV plc	578,603	1,858,787
J Sainsbury plc	215,861	1,304,711
Johnson Matthey plc	31,672	1,720,270
Kingfisher plc	366,113	2,332,301
Land Securities Group plc (REIT)	121,589	1,939,962
Legal & General Group plc	905,933	3,340,900
Lloyds Banking Group plc*	7,474,427	9,763,197
London Stock Exchange Group plc	27,350	784,880
Marks & Spencer Group plc	248,356	1,779,133
Meggitt plc	122,974	1,074,195
Melrose Industries plc	195,623	990,290
Mondi plc	56,694	982,010
National Grid plc	576,482	7,522,448
Next plc	23,003	2,076,004
Old Mutual plc	755,350	2,365,304
Pearson plc	125,670	2,790,664
Persimmon plc*	46,671	957,559
Petrofac Ltd	39,989	810,530
Prudential plc	394,379	8,751,164
Randgold Resources Ltd	14,260	894,965
Reckitt Benckiser Group plc	99,708	7,913,793
Reed Elsevier plc	180,636	2,689,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Resolution Ltd.	210,411	$1,233,443
Rexam plc	121,703	1,069,138
Rio Tinto plc	192,831	10,887,164
Rolls-Royce Holdings plc*	289,293	6,107,948
Rolls-Royce Holdings plc (Preference)*†(b)	24,695,158	40,894
Royal Bank of Scotland Group plc*	323,900	1,813,441
Royal Mail plc*	95,825	904,484
RSA Insurance Group plc	564,324	854,126
SABMiller plc	146,112	7,502,999
Sage Group plc	169,556	1,133,494
Schroders plc	17,457	751,028
Severn Trent plc	36,789	1,038,699
Smith & Nephew plc	138,585	1,975,907
Smiths Group plc	60,592	1,484,992
Sports Direct International plc*	32,579	385,737
SSE plc	148,122	3,360,372
Standard Chartered plc	305,563	6,881,560
Standard Life plc	363,764	2,166,141
Tate & Lyle plc	71,969	964,142
Tesco plc	1,241,783	6,875,341
Travis Perkins plc	37,699	1,168,646
TUI Travel plc	77,332	529,007
Tullow Oil plc	139,696	1,977,868
Unilever plc	186,466	7,663,879
United Utilities Group plc	105,376	1,171,750
Vodafone Group plc	7,527,687	29,543,172
Weir Group plc	32,844	1,159,553
Whitbread plc	27,869	1,731,074
William Hill plc	133,140	886,082
WM Morrison Supermarkets plc	334,520	1,445,805
WPP plc	206,029	4,708,197

		389,455,861

United States (0.1%)
Alacer Gold Corp	14,106	28,591
News Corp., Class B	9,681	172,019
ResMed, Inc.	106,566	504,310
Sims Metal Management Ltd.*	24,429	237,540

Twenty-First Century Fox, Inc., Class B	38,598	$1,328,248

		2,270,708

Total Common Stocks (99.1%) (Cost $1,501,169,389)		1,757,432,184

	Number of Rights
RIGHTS:
Japan (0.0%)
Nichi-iko Pharmaceutical Co., Ltd.,expiring 1/24/14*	4,264	19,030

Spain (0.0%)
Repsol S.A., expiring 1/9/14*	218,503	149,095

Total Rights (0.0%) (Cost $19,392)		168,125

Total Investments (99.1%) (Cost $1,501,188,781)		1,757,600,309
Other Assets Less Liabilities (0.9%)		15,103,931

Net Assets (100%)		$1,772,704,240

*	Non-income producing.
†	Securities (totaling $40,894 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $249,439 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	125	March-14	$5,091,835	$5,344,594	$252,759
FTSE 100 Index	25	March-14	2,673,065	2,772,681	99,616
SPI 200 Index	11	March-14	1,245,888	1,305,822	59,934
TOPIX Index	43	March-14	5,167,614	5,318,346	150,732

					$563,041

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$197,003,299	$—	$197,003,299
Consumer Staples	—	183,485,820	—	183,485,820
Energy	—	150,828,871	—	150,828,871
Financials	—	444,067,297	—	444,067,297
Health Care	—	140,935,227	—	140,935,227
Industrials	—	226,612,770	40,894	226,653,664
Information Technology	—	81,972,072	—	81,972,072
Materials	—	145,671,996	—	145,671,996
Telecommunication Services	—	116,409,774	—	116,409,774
Utilities	—	70,404,164	—	70,404,164
Futures	563,041	—	—	563,041
Rights
Energy	—	149,095	—	149,095
Health Care	—	19,030	—	19,030

Total Assets	$563,041	$1,757,559,415	$40,894	$1,758,163,350

Total Liabilities	$—	$—	$—	$—

Total	$563,041	$1,757,559,415	$40,894	$1,758,163,350

There were no transfers between Levels 1, 2 or 3 for the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as
Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	563,041	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$563,041

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized
	depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,761,103	—	—	2,761,103
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,761,103	$—	$—	$2,761,103

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	373,546	—	—	373,546
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$373,546	$—	$—	$373,546

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held futures contracts with an average notional balance of approximately $12,586,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$563,041(c	)	$—	$—	$563,041

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$150,975,334
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$187,567,131

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$391,481,845
Aggregate gross unrealized depreciation	(144,426,604)

Net unrealized appreciation	$247,055,241

Federal income tax cost of investments	$1,510,545,068

The Portfolio has a net capital loss carryforward of $691,727,822 of which $1,332,083 expires in the year 2016, $687,777,570 expires in the year 2017 and $2,618,169 expires in the year 2018.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $5,422,457 for Long Term during 2013.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $10,661,999 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,501,188,781)	$1,757,600,309
Cash	13,830,432
Foreign cash (Cost $328,913)	335,338
Dividends, interest and other receivables	2,618,020
Due from broker for futures variation margin	775,030
Receivable for securities sold	444,829
Receivable from Separate Accounts for Trust shares sold	152,057
Other assets	6,308

Total assets	1,775,762,323

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,627,608
Investment management fees payable	586,463
Distribution fees payable - Class IB	182,043
Payable for securities purchased	179,222
Administrative fees payable	158,761
Distribution fees payable - Class IA	154,861
Trustees’ fees payable	2,972
Accrued expenses	166,153

Total liabilities	3,058,083

NET ASSETS	$1,772,704,240

Net assets were comprised of:
Paid in capital	$2,228,418,652
Accumulated undistributed net investment income (loss)	(5,229,367)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(707,548,740)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	257,063,695

Net assets	$1,772,704,240

Class IA
Net asset value, offering and redemption price per share, $750,077,321 / 76,589,987 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

Class IB
Net asset value, offering and redemption price per share, $879,975,291 / 91,243,472 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.64

Class K
Net asset value, offering and redemption price per share, $142,651,628 / 14,567,662 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $3,594,725 foreign withholding tax)	$47,683,865
Interest	10,963

Total income	47,694,828

EXPENSES
Investment management fees	6,463,324
Distribution fees - Class IB	1,966,283
Distribution fees - Class IA	1,748,711
Administrative fees	1,669,477
Custodian fees	243,500
Printing and mailing expenses	163,796
Professional fees	75,812
Trustees’ fees	42,927
Miscellaneous	36,488

Total expenses	12,410,318

NET INVESTMENT INCOME (LOSS)	35,284,510

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	3,384,721
Futures	2,761,103
Foreign currency transactions	(165,965)

Net realized gain (loss)	5,979,859

Change in unrealized appreciation (depreciation) on:
Investments	277,045,958
Futures	373,546
Foreign currency translations	55,240

Net change in unrealized appreciation (depreciation)	277,474,744

NET REALIZED AND UNREALIZED GAIN (LOSS)	283,454,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$318,739,113

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,284,510	$42,252,712
Net realized gain (loss) on investments, futures and foreign currency transactions	5,979,859	(13,332,769)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	277,474,744	199,193,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	318,739,113	228,113,718

DIVIDENDS:
Dividends from net investment income
Class IA	(15,560,437)	(19,338,500)
Class IB	(18,319,838)	(20,563,502)
Class K	(3,338,293)	(4,394,356)

TOTAL DIVIDENDS	(37,218,568)	(44,296,358)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,500,651 and 2,532,285 shares, respectively ]	22,627,807	19,573,007
Capital shares issued in reinvestment of dividends [ 1,646,924 and 2,352,654 shares, respectively ]	15,560,437	19,338,500
Capital shares repurchased [ (9,159,064) and (13,649,497) shares, respectively ]	(82,052,074)	(105,920,989)

Total Class IA transactions	(43,863,830)	(67,009,482)

Class IB
Capital shares sold [ 13,719,262 and 4,405,027 shares, respectively ]	120,788,406	33,548,270
Capital shares issued in reinvestment of dividends [ 1,968,968 and 2,540,412 shares, respectively ]	18,319,838	20,563,502
Capital shares repurchased [ (12,619,310) and (13,558,790) shares, respectively ]	(111,906,368)	(103,400,275)

Total Class IB transactions	27,201,876	(49,288,503)

Class K
Capital shares sold [ 2,254,634 and 1,926,453 shares, respectively ]	21,973,638	13,816,148
Capital shares issued in reinvestment of dividends [ 353,379 and 534,672 shares, respectively ]	3,338,293	4,394,356
Capital shares repurchased [ (5,070,929) and (16,476,443) shares, respectively ]	(45,680,557)	(124,562,149)

Total Class K transactions	(20,368,626)	(106,351,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(37,030,580)	(222,649,630)

TOTAL INCREASE (DECREASE) IN NET ASSETS	244,489,965	(38,832,270)
NET ASSETS:
Beginning of year	1,528,214,275	1,567,046,545

End of year (a)	$1,772,704,240	$1,528,214,275

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,229,367)	$(3,767,446)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012	2011	2010	2009
Net asset value, beginning of year	$8.24		$7.30	$8.60	$8.36	$6.71

Income (loss) from investment operations:
Net investment income (loss)	0.20	##(e)	0.21 (e)	0.26 (e)	0.16 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.56		0.97	(1.30)	0.29	1.67

Total from investment operations	1.76		1.18	(1.04)	0.45	1.85

Less distributions:
Dividends from net investment income	(0.21)		(0.24)	(0.26)	(0.21)	(0.20)

Net asset value, end of year	$9.79		$8.24	$7.30	$8.60	$8.36

Total return	21.43%		16.22%	(11.98)%	5.46%	27.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$750,077		$672,396	$659,391	$1,134,210	$1,178,274
Ratio of expenses to average net assets:
After waivers	0.79%		0.79%	0.53%	0.83%	0.85%
After waivers and fees paid indirectly	0.79%		0.79%	0.53%	0.83%	0.85%
Before waivers and fees paid indirectly	0.79%		0.79%	0.53%	0.83%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers	2.18	%(aa)	2.74%	3.06%	1.93%	2.45%
After waivers and fees paid indirectly	2.18	%(aa)	2.74%	3.06%	1.93%	2.45%
Before waivers and fees paid indirectly	2.18	%(aa)	2.74%	3.06%	1.93%	2.43%
Portfolio turnover rate	9%		5%	65%	61%	85%

	Year Ended December 31,
Class IB	2013		2012	2011	2010	2009
Net asset value, beginning of year	$8.11		$7.19	$8.47	$8.23	$6.60

Income (loss) from investment operations:
Net investment income (loss)	0.19	##(e)	0.21 (e)	0.23 (e)	0.13 (e)	0.15	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.54		0.95	(1.27)	0.30	1.66

Total from investment operations	1.73		1.16	(1.04)	0.43	1.81

Less distributions:
Dividends from net investment income	(0.20)		(0.24)	(0.24)	(0.19)	(0.18)

Net asset value, end of year	$9.64		$8.11	$7.19	$8.47	$8.23

Total return	21.48%		16.14%	(12.20)%	5.24%	27.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$879,975		$715,496	$681,113	$871,872	$932,816
Ratio of expenses to average net assets:
After waivers	0.79%		0.79%	0.78%	1.08%	1.10%
After waivers and fees paid indirectly	0.79%		0.79%	0.78%	1.08%	1.10%
Before waivers and fees paid indirectly	0.79%		0.79%	0.78%	1.08%	1.12	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	2.15	%(bb)	2.75%	2.75%	1.69%	2.19%
After waivers and fees paid indirectly	2.15	%(bb)	2.75%	2.75%	1.69%	2.19%
Before waivers and fees paid indirectly	2.15	%(bb)	2.75%	2.75%	1.69%	2.16%
Portfolio turnover rate	9%		5%	65%	61%	85%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$8.24		$7.30	$7.68

Income (loss) from investment operations:
Net investment income (loss)	0.22	##(e)	0.24 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.56		0.97	(0.18)

Total from investment operations	1.78		1.21	(0.12)

Less distributions:
Dividends from net investment income	(0.23)		(0.27)	(0.26)

Net asset value, end of period	$9.79		$8.24	$7.30

Total return (b)	21.73%		16.52%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$142,652		$140,323	$226,542
Ratio of expenses to average net assets:
After waivers (a)	0.54%		0.54%	0.54%
After waivers and fees paid indirectly (a)	0.54%		0.54%	0.54%
Before waivers and fees paid indirectly (a)	0.54%		0.54%	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.43	%(cc)	3.09%	2.38%
After waivers and fees paid indirectly (a)	2.43	%(cc)	3.09%	2.38%
Before waivers and fees paid indirectly (a)	2.43	%(cc)	3.09%	2.38%
Portfolio turnover rate	9%		5%	65%
*	Commencement of Operations.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.16, $0.15 and $0.18 for Class IA, Class IB and K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.75% for income after waivers, 1.75% for income after waivers and fees paid indirectly and 1.75% for income before waivers and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.72% for income after waivers, 1.72% for income after waivers and fees paid indirectly and 1.72% for income before waivers and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 2.00% for income after waivers, 2.00% for income after waivers and fees paid indirectly and 2.00% for income before waivers and fees paid indirectly.

See Notes to Financial Statements.

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	19.33%	10.39%	5.84%
Portfolio – Class IB Shares*	19.31	10.24	5.63
Portfolio – Class K Shares***	19.63	N/A	13.34
International Proxy Index
40% DJ EuroSTOXX 50 Index/ 25% FTSE 100 Index/ 25% TOPIX Index/ 10% S&P/ASX 200 Index	23.45	11.29	N/A
MSCI EAFE Index	22.78	12.44	6.91
VMI – Intl	22.66	11.27	8.23
VMI – International Proxy	23.67	10.88	N/A
* Date of inception 5/1/97. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 19.33% for the year ended December 31, 2013. The Portfolio’s benchmarks, the 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index returned 23.45%, the MSCI EAFE Index returned 22.78%, the VMI — Intl returned 22.66% and the VMI — International Proxy returned 23.67% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

A few holdings in the Financial sector, including Lloyds Banking Group plc, Intesas Sanpaolo S.p.A. and Banco Bilbao Vizcaya Argentaria S.A. were among the leading contributors to relative performance.

•	An underweight relative to the benchmark in Australia was a positive for the Portfolio.

•	Relative underweights in the Utilities and Consumer Staples sectors also added to performance.

What hurt performance during the year:

•	Underweight positions in the Telecommunications Service, Information Technology and Consumer Discretionary sectors detracted from performance.

•	The exposure to out-of-index stocks in emerging countries was a driver of underperformance for the year.

•	A large underweight to Japan also was a drag on performance.

•	Stocks in the Industrials sector were impacted by the slowdown in China and did not perform well in 2013.

Portfolio Positioning and Outlook - Northern Cross, LLC

We believe our in depth, on the ground research and analysis indicate that Europe is on the mend and that a few well positioned, dominant banks represent very good value. If Europe is indeed improving as we believe, even modest growth should translate into a substantial rerating of our European exposure.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	19.0%
Industrials	11.7
Consumer Staples	10.2
Consumer Discretionary	9.0
Materials	7.5
Health Care	6.9
Energy	5.5
Information Technology	3.3
Telecommunication Services	3.3
Utilities	2.1
Cash and Other	21.5

100.0%

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,176.28	$5.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.05	5.21
Class IB
Actual	1,000.00	1,176.13	5.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.05	5.21
Class K
Actual	1,000.00	1,177.14	4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.31	3.94

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.7%)
Abacus Property Group (REIT)	16,300	$33,766
Acrux Ltd.	10,736	24,541
Adelaide Brighton Ltd.	16,760	54,922
AGL Energy Ltd.	38,776	520,385
ALS Ltd.	19,839	156,063
Alumina Ltd.*	107,210	106,737
Amcor Ltd.	61,465	579,006
AMP Ltd.	152,424	597,476
Ansell Ltd.	6,720	124,026
APA Group	49,489	265,132
Aquila Resources Ltd.*	11,649	23,923
Ardent Leisure Group	20,240	36,325
Aristocrat Leisure Ltd.	28,606	119,793
Arrium Ltd.	68,099	106,410
Asciano Ltd.	51,788	266,351
ASX Ltd.	10,442	342,738
Atlas Iron Ltd.	46,390	47,635
Aurizon Holdings Ltd.	96,865	422,075
Aurora Oil & Gas Ltd.*	15,485	41,756
Ausdrill Ltd.	5,287	4,862
Australand Property Group (REIT)	15,640	53,765
Australia & New Zealand Banking Group Ltd.	143,477	4,129,005
Automotive Holdings Group Ltd.	11,763	39,702
AWE Ltd.*	35,640	42,484
Bank of Queensland Ltd.	16,859	183,049
Beach Energy Ltd.	53,100	67,801
Beadell Resources Ltd.*	52,248	36,855
Bendigo and Adelaide Bank Ltd.	20,308	213,063
BHP Billiton Ltd.	167,819	5,692,634
BlueScope Steel Ltd.*	25,628	133,180
Boral Ltd. (b)	43,486	185,213
Bradken Ltd.	5,143	27,691
Brambles Ltd.	77,060	629,583
Breville Group Ltd.	5,221	41,630
BWP Trust (REIT)	26,350	51,526
Cabcharge Australia Ltd.	7,330	26,114
Caltex Australia Ltd.	6,211	111,193
Cardno Ltd.	6,407	39,474
carsales.com Ltd.	9,460	86,073
CFS Retail Property Trust
Group (REIT)	120,429	209,148
Challenger Ltd.	29,638	164,075
Charter Hall Group (REIT)	16,050	52,308
Charter Hall Retail REIT (REIT)	14,347	45,989
Coca-Cola Amatil Ltd.	26,027	279,571
Cochlear Ltd.	3,048	160,354
Commonwealth Bank of Australia	84,300	5,856,120
Commonwealth Property Office Fund (REIT)	128,794	143,175
Computershare Ltd.	25,587	259,995
Cromwell Property Group (REIT)	41,473	36,105
Crown Resorts Ltd.	17,999	270,802

CSL Ltd.	25,698	$1,582,339
CSR Ltd.	34,360	81,302
David Jones Ltd.	24,516	66,109
Dexus Property Group (REIT)	249,786	224,149
Domino’s Pizza Enterprises Ltd.	3,712	53,595
Downer EDI Ltd.	17,372	75,386
DUET Group	81,339	145,255
DuluxGroup Ltd.	12,951	61,983
Echo Entertainment Group Ltd.	42,163	92,612
Energy World Corp., Ltd.*	56,030	19,011
Envestra Ltd.	147,541	150,183
Evolution Mining Ltd.	26,052	14,306
Fairfax Media Ltd.	106,574	60,902
Federation Centres Ltd. (REIT)	63,285	132,227
FlexiGroup Ltd.	8,527	34,034
Flight Centre Travel Group Ltd.	2,610	110,814
Fortescue Metals Group Ltd.	87,410	454,242
G8 Education Ltd.	15,245	43,015
Goodman Fielder Ltd.	91,472	55,948
Goodman Group (REIT)	78,731	332,514
GPT Group (REIT)	82,572	250,677
GrainCorp Ltd., Class A	13,054	99,075
GUD Holdings Ltd.	4,390	22,578
GWA Group Ltd.	19,840	53,854
Harvey Norman Holdings Ltd.	27,920	78,778
iiNET Ltd.	6,515	37,870
Iluka Resources Ltd.	22,381	172,462
Incitec Pivot Ltd.	84,403	201,974
Independence Group NL	13,777	38,258
Insurance Australia Group Ltd.	109,010	566,490
Investa Office Fund (REIT)	33,254	92,938
Invocare Ltd.	6,750	66,539
IOOF Holdings Ltd.	12,000	96,005
Iress Ltd.	6,640	55,968
JB Hi-Fi Ltd.	4,960	95,219
Karoon Gas Australia Ltd.*	11,310	43,828
Leighton Holdings Ltd.	9,604	138,150
Lend Lease Group	28,024	278,752
Lynas Corp., Ltd.*	98,427	25,926
M2 Telecommunications Group Ltd.	6,993	39,150
Macquarie Atlas Roads Group	41,781	102,592
Macquarie Group Ltd.	21,998	1,079,732
Magellan Financial Group Ltd.	9,442	90,799
McMillan Shakespeare Ltd.	2,381	25,108
Medusa Mining Ltd.*	9,830	17,906
Mermaid Marine Australia Ltd.	13,460	40,863
Mesoblast Ltd.*	7,231	37,771
Metcash Ltd.	43,877	123,802
Mineral Resources Ltd.	9,297	98,536
Mirvac Group (REIT)	307,632	461,470
Monadelphous Group Ltd.	3,603	59,838
Mount Gibson Iron Ltd.	42,690	38,690
Myer Holdings Ltd.	24,267	59,587
National Australia Bank Ltd.	122,589	3,812,482
Navitas Ltd.	10,771	61,840
Newcrest Mining Ltd.	38,888	270,840
NRW Holdings Ltd.	20,207	24,719
Nufarm Ltd.	11,910	46,685
Oil Search Ltd.	71,001	514,148
Orica Ltd.	18,037	384,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Origin Energy Ltd.	66,780	$838,964
Orora Ltd.*	61,465	63,663
OZ Minerals Ltd.	18,845	53,004
Pacific Brands Ltd.	62,010	35,436
Paladin Energy Ltd.*	47,200	19,597
PanAust Ltd.	32,656	52,631
Perpetual Ltd.	1,986	85,579
Platinum Asset Management Ltd.	15,920	97,941
Premier Investments Ltd.	5,965	43,674
Primary Health Care Ltd.	27,634	122,138
Qantas Airways Ltd.*	124,346	121,576
QBE Insurance Group Ltd.	62,240	639,658
Qube Holdings Ltd.	31,841	58,852
Ramsay Health Care Ltd.	14,565	562,600
REA Group Ltd.	6,495	218,985
Recall Holdings Ltd.*	15,412	55,871
Regis Resources Ltd.	24,410	63,643
Reject Shop Ltd.	1,700	26,275
Resolute Mining Ltd.*	23,620	11,705
Rio Tinto Ltd.	22,573	1,374,197
SAI Global Ltd.	10,500	36,377
Sandfire Resources NL*	5,890	33,974
Santos Ltd.	50,533	660,119
Seek Ltd.	19,268	230,711
Senex Energy Ltd.*	64,772	42,798
Seven Group Holdings Ltd.	6,490	46,533
Seven West Media Ltd.	28,913	60,669
Shopping Centres Australasia
Property Group (REIT)	37,627	51,908
Sigma Pharmaceuticals Ltd.	76,540	44,423
Silver Lake Resources Ltd.*	13,208	6,310
Sirius Resources NL*	15,306	31,023
Sirtex Medical Ltd.	3,230	33,830
SMS Management & Technology Ltd.	4,420	15,747
Sonic Healthcare Ltd.	19,276	285,367
Southern Cross Media Group Ltd.	37,539	56,646
SP AusNet	196,073	217,967
Spark Infrastructure Group	49,327	71,572
Stockland Corp., Ltd (REIT)	168,362	542,693
Suncorp Group Ltd.	67,752	792,494
Super Retail Group Ltd.	5,904	70,061
Sydney Airport	218,063	739,892
Tabcorp Holdings Ltd.	38,001	123,170
Tatts Group Ltd.	73,388	203,137
Telstra Corp., Ltd.	653,965	3,065,608
Ten Network Holdings Ltd.*	99,546	24,888
Toll Holdings Ltd.	38,354	194,519
TPG Telecom Ltd.	28,367	134,750
Transfield Services Ltd.	30,870	24,670
Transpacific Industries Group Ltd.*	53,180	55,557
Transurban Group	118,143	721,551
Treasury Wine Estates Ltd.	35,646	153,413
UGL Ltd.	5,303	34,613
Village Roadshow Ltd.	5,218	35,223
Virgin Australia Holdings Ltd.*	96,120	32,614
Virgin Australia International
Holdings Pty Ltd.*†(b)	96,120	—
Virtus Health Ltd.*	4,442	34,665

Wesfarmers Ltd.	59,920	$2,356,253
Western Areas Ltd.	9,480	20,061
Westfield Group (REIT)	108,835	980,534
Westfield Retail Trust (REIT)	153,789	407,835
Westpac Banking Corp.	162,655	4,702,698
Whitehaven Coal Ltd.*	29,544	50,386
Woodside Petroleum Ltd.	32,924	1,143,576
Woolworths Ltd.	64,984	1,964,120
WorleyParsons Ltd.	10,763	159,531
Wotif.com Holdings Ltd.	7,860	19,440

		61,997,610

Austria (0.3%)
Erste Group Bank AG	100,041	3,486,077

Belgium (1.3%)
Anheuser-Busch InBev N.V	166,990	17,748,797

Brazil (0.5%)
Banco Bradesco S.A.(Preference)	309,410	3,815,084
Itau Unibanco Holding S.A
(Preference) (ADR)	259,844	3,526,083

		7,341,167

Canada (0.3%)
Barrick Gold Corp.	94,186	1,660,499
Potash Corp. of Saskatchewan, Inc.	72,123	2,377,174

		4,037,673

China (0.2%)
PetroChina Co., Ltd., Class H	2,284,000	2,503,643

Denmark (0.6%)
Novo Nordisk A/S, Class B	47,348	8,678,975

France (11.9%)
Accor S.A	91,339	4,309,969
Air Liquide S.A	52,856	7,474,999
Airbus Group N.V	60,081	4,612,888
AXA S.A.‡	199,683	5,551,766
BNP Paribas S.A	104,318	8,129,857
Carrefour S.A	64,096	2,540,376
Cie de Saint-Gobain S.A	159,113	8,750,198
Danone S.A	145,081	10,442,441
Essilor International S.A	59,638	6,340,360
GDF Suez S.A	162,769	3,827,935
J.C. Decaux S.A	69,954	2,884,185
Legrand S.A	75,901	4,182,945
L’Oreal S.A	62,651	11,006,333
LVMH Moet Hennessy Louis Vuitton S.A	39,210	7,152,603
Orange S.A	206,212	2,553,173
Pernod-Ricard S.A	53,367	6,079,660
Sanofi S.A	122,099	12,953,969
Schneider Electric S.A	152,852	13,331,657
Societe Generale S.A	83,557	4,853,162
Total S.A	234,248	14,350,014
Unibail-Rodamco SE (REIT)	34,922	8,947,859
Vinci S.A	53,943	3,541,272
Vivendi S.A	135,023	3,558,063

		157,375,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Germany (9.9%)
Allianz SE (Registered)	96,654	$17,332,237
BASF SE	93,815	10,000,960
Bayer AG (Registered)	85,157	11,943,492
Bayerische Motoren Werke (BMW) AG	34,457	4,039,641
Daimler AG (Registered)	189,326	16,382,669
Deutsche Bank AG (Registered)	105,383	5,027,022
Deutsche Post AG (Registered)	98,683	3,597,592
Deutsche Telekom AG (Registered)	318,886	5,452,935
E.ON SE	214,322	3,955,316
Fresenius Medical Care AG & Co. KGaA	36,168	2,573,894
Fresenius SE & Co. KGaA	23,150	3,554,176
Linde AG	39,767	8,318,270
Muenchener Rueckversicherungs AG (Registered)	17,375	3,828,031
RWE AG	51,876	1,898,687
SAP AG	200,094	17,152,031
Siemens AG (Registered)	85,724	11,709,320
Volkswagen AG (Preference)	13,915	3,908,016

		130,674,289

Hong Kong (0.5%)
Cheung Kong Holdings Ltd.	321,000	5,066,918
Hang Lung Properties Ltd.	394,000	1,244,857

		6,311,775

Ireland (0.9%)
CRH plc (BATS Europe Exchange)	89,311	2,248,432
CRH plc (EURO OTC Exchange)	260,629	6,573,094
Experian plc	58,990	1,088,205
Henderson Group plc (CDI)	22,047	82,484
James Hardie Industries plc (CDI)	23,856	275,635
Shire plc	31,664	1,495,418

		11,763,268

Italy (2.4%)
Assicurazioni Generali S.p.A	143,847	3,383,924
Enel S.p.A	684,042	2,986,850
Eni S.p.A	288,683	6,946,000
Intesa Sanpaolo S.p.A	4,615,166	11,390,257
Pirelli & C. S.p.A	148,765	2,574,573
UniCredit S.p.A	571,561	4,230,275

		31,511,879

Japan (14.5%)
77 Bank Ltd.	14,000	67,667
A&A Material Corp.*	2,000	2,792
A&D Co., Ltd.	1,200	7,190
ABC-Mart, Inc.	1,400	61,086
Accordia Golf Co., Ltd.	4,000	50,366
Accretive Co., Ltd.*	10	2,008
Achilles Corp.	10,000	14,054
Acom Co., Ltd.*	14,600	49,494
Adastria Holdings Co., Ltd.	1,030	37,215
ADEKA Corp.	5,100	56,080

Aderans Co., Ltd.	1,300	$14,357
Advan Co., Ltd.	700	8,069
Advanex, Inc.	2,000	2,431
Advantest Corp.	5,600	69,501
Aeon Co., Ltd.	29,700	401,885
Aeon Delight Co., Ltd.	1,400	26,814
Aeon Fantasy Co., Ltd.	400	6,115
AEON Financial Service Co., Ltd.	3,400	91,045
Aeon Hokkaido Corp.	900	5,752
Aeon Mall Co., Ltd.	3,960	110,967
AGORA Hospitality Group Co., Ltd.*	5,000	2,611
Agrex, Inc.	200	1,926
Ai Holdings Corp.	2,100	26,123
Aica Kogyo Co., Ltd.	3,700	73,044
Aichi Bank Ltd.	400	19,105
Aichi Corp.	2,100	9,572
Aichi Steel Corp.	6,000	24,784
Aichi Tokei Denki Co., Ltd.	1,000	2,839
Aida Engineering Ltd.	3,300	35,692
Aiful Corp.*	12,300	51,391
Aigan Co., Ltd.*	900	2,376
Ain Pharmaciez, Inc.	500	24,547
Aiphone Co., Ltd.	800	13,545
Air Water, Inc.	6,000	81,132
Airport Facilities Co., Ltd.	1,200	9,902
Airtech Japan Ltd.	300	1,464
Aisan Industry Co., Ltd.	1,500	14,400
Aisin Seiki Co., Ltd.	7,600	308,157
Ajinomoto Co., Inc.	25,000	361,314
Akebono Brake Industry Co., Ltd.	5,700	25,331
Akita Bank Ltd.	8,000	21,650
Alconix Corp.	200	4,446
Alfresa Holdings Corp.	2,000	99,136
Alpen Co., Ltd.	700	12,563
Alpha Corp.	300	2,988
Alpha Systems, Inc.	360	5,104
Alpine Electronics, Inc.	2,400	33,569
Alps Electric Co., Ltd.*	5,000	56,737
Altech Co., Ltd.	500	1,249
Altech Corp.	500	4,952
Amada Co., Ltd.	13,000	114,434
Amano Corp.	3,400	31,156
Amuse, Inc.	300	5,783
ANA Holdings, Inc.	188,000	374,893
Anest Iwata Corp.	2,000	12,420
Anritsu Corp.	5,000	54,933
AOI Pro, Inc.	500	3,248
AOKI Holdings, Inc.	2,200	38,105
Aomori Bank Ltd.	9,000	23,331
Aoyama Trading Co., Ltd.	3,100	83,689
Aozora Bank Ltd.	26,000	73,573
Arakawa Chemical Industries Ltd.	1,000	8,869
Araya Industrial Co., Ltd.	2,000	3,134
Arcland Sakamoto Co., Ltd.	700	12,157
Arcs Co., Ltd.	1,500	28,701
Argo Graphics, Inc.	400	6,734
Ariake Japan Co., Ltd.	1,100	27,043

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Arisawa Manufacturing Co., Ltd.	2,000	$11,395
Arrk Corp.*	4,200	12,324
As One Corp.	800	18,824
Asahi Co., Ltd.	500	6,970
Asahi Diamond Industrial Co., Ltd.	4,000	41,060
Asahi Glass Co., Ltd.	48,000	298,091
Asahi Group Holdings Ltd.	19,600	551,651
Asahi Kasei Corp.	56,000	438,173
Asahi Kogyosha Co., Ltd.	1,000	3,637
Asahi Net, Inc.	1,000	5,099
Asahi Organic Chemicals Industry Co., Ltd.	4,000	8,318
Asanuma Corp.*	4,000	6,647
Asatsu-DK, Inc.	2,000	46,814
Ashimori Industry Co., Ltd.*	3,000	3,874
Asics Corp.	7,800	132,950
ASKA Pharmaceutical Co., Ltd.	1,000	7,350
ASKUL Corp.	900	26,365
Astellas Pharma, Inc.	20,600	1,218,669
Asunaro Aoki Construction Co., Ltd.	500	2,834
Atsugi Co., Ltd.	11,000	12,639
Autobacs Seven Co., Ltd.	4,500	70,036
Avex Group Holdings, Inc.	2,300	49,359
Awa Bank Ltd.	10,000	50,043
Axell Corp.	400	6,780
Axial Retailing, Inc.	700	10,163
Azbil Corp.	2,300	53,531
Azuma Shipping Co., Ltd.	600	1,618
Bando Chemical Industries Ltd.	4,000	15,725
Bank of Iwate Ltd.	800	40,110
Bank of Kyoto Ltd.	13,000	108,385
Bank of Nagoya Ltd.	11,000	37,185
Bank of Okinawa Ltd.	900	35,680
Bank of Saga Ltd.	7,000	15,022
Bank of the Ryukyus Ltd.	2,500	32,665
Bank of Yokohama Ltd.	53,000	294,920
Belc Co., Ltd.	600	10,483
Belluna Co., Ltd.	3,000	14,500
Benesse Holdings, Inc.	2,400	96,287
Best Denki Co., Ltd.*	3,500	5,118
Bic Camera, Inc.	30	16,836
BML, Inc.	700	23,663
Bookoff Corp.	700	4,613
BP Castrol KK	500	2,222
Bridgestone Corp.	29,000	1,096,002
Brother Industries Ltd.	9,700	132,361
Bunka Shutter Co., Ltd.	3,000	18,232
CAC Corp.	700	6,102
Calbee, Inc.	4,200	101,899
Calsonic Kansei Corp.	6,000	30,937
Can Do Co., Ltd.	1,000	14,472
Canare Electric Co., Ltd.	100	1,419
Canon Electronics, Inc.	1,100	20,243
Canon Marketing Japan, Inc.	4,000	55,721
Canon, Inc.	55,600	1,758,124
Capcom Co., Ltd.	2,600	46,588
Carlit Holdings Co., Ltd.*	1,000	4,767
Casio Computer Co., Ltd.	6,500	79,437

Cawachi Ltd.	800	$15,034
Central Glass Co., Ltd.	12,000	39,882
Central Japan Railway Co.	7,600	893,438
Central Security Patrols Co., Ltd.	500	4,553
Central Sports Co., Ltd.	400	5,811
Century Tokyo Leasing Corp.	2,800	92,261
CFS Corp.	1,000	3,874
Chiba Bank Ltd.	31,000	208,708
Chiba Kogyo Bank Ltd.*	2,300	16,970
Chino Corp.	2,000	4,254
Chiyoda Co., Ltd.	1,600	30,781
Chiyoda Corp.	9,000	130,415
Chiyoda Integre Co., Ltd.	400	6,620
Chofu Seisakusho Co., Ltd.	1,200	28,305
Chori Co., Ltd.	800	8,979
Chubu Electric Power Co., Inc.	29,200	376,819
Chubu Shiryo Co., Ltd.	1,200	6,620
Chudenko Corp.	2,000	36,274
Chuetsu Pulp & Paper Co., Ltd.	4,000	7,597
Chugai Pharmaceutical Co., Ltd.	10,600	234,023
Chugai Ro Co., Ltd.	4,000	9,876
Chugoku Bank Ltd.	8,000	101,491
Chugoku Electric Power Co., Inc.	11,600	180,207
Chugoku Marine Paints Ltd.	3,000	15,896
Chugokukogyo Co., Ltd.*	100	754
Chukyo Bank Ltd.	5,000	8,641
Chuo Spring Co., Ltd.	1,000	2,925
Citizen Holdings Co., Ltd.	6,500	54,686
CKD Corp.	3,400	36,838
Clarion Co., Ltd.*	6,000	9,002
Cleanup Corp.	1,200	10,848
CMIC Holdings Co., Ltd.	400	5,169
CMK Corp.	2,400	6,791
Coca-Cola Central Japan Co., Ltd.	2,764	57,374
Coca-Cola West Co., Ltd.	4,200	88,818
Cocokara fine, Inc.	1,100	28,955
Colowide Co., Ltd.	4,000	40,148
Computer Engineering & Consulting Ltd.	800	5,090
Computer Institute of Japan Ltd.	1,200	4,729
COMSYS Holdings Corp.	3,400	53,336
CONEXIO Corp.	1,000	7,929
Co-Op Chemical Co., Ltd.*	1,000	1,320
Core Corp.	400	2,856
Corona Corp.	500	5,384
Cosel Co., Ltd.	1,800	20,870
Cosmo Oil Co., Ltd.*	15,000	28,630
Cosmos Pharmaceutical Corp.	900	97,512
Create Medic Co., Ltd.	300	2,763
Create SD Holdings Co., Ltd.	500	17,282
Credit Saison Co., Ltd.	7,300	191,737
Cresco Ltd.	300	2,840
CTI Engineering Co., Ltd.	700	7,026
Cybernet Systems Co., Ltd.	1,000	3,399
Cybozu, Inc.	2,000	7,976
Dai Nippon Printing Co., Ltd.	25,000	264,932
Dai Nippon Toryo Co., Ltd.	7,000	11,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Daibiru Corp.	3,600	$43,996
Daicel Corp.	10,000	81,284
Dai-Dan Co., Ltd.	1,000	5,536
Daido Kogyo Co., Ltd.	2,000	6,324
Daido Metal Co., Ltd.	1,000	9,990
Daido Steel Co., Ltd.	12,000	59,482
Daidoh Ltd.	1,600	10,164
Daiei, Inc.*	5,650	18,671
Daifuku Co., Ltd.	5,000	63,812
Daihatsu Motor Co., Ltd.	9,000	152,293
Daihen Corp.	6,000	27,804
Daiho Corp.	4,000	17,700
Daiichi Chuo KK*	8,000	9,420
Daiichi Jitsugyo Co., Ltd.	2,000	8,945
Dai-ichi Life Insurance Co., Ltd.	46,500	775,809
Daiichi Sankyo Co., Ltd.	28,600	522,247
Daiken Corp.	5,000	13,389
Daiken Medical Co., Ltd.	200	3,329
Daiki Aluminium Industry Co., Ltd.	2,000	5,185
Daikin Industries Ltd.	12,100	752,588
Daikoku Denki Co., Ltd.	500	10,227
Daikyo, Inc.	10,000	27,158
Dainichi Co., Ltd.	600	4,575
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	18,232
Dainippon Screen Manufacturing Co., Ltd.*	11,000	62,254
Dainippon Sumitomo Pharma Co., Ltd.	7,000	109,344
Daio Paper Corp.	5,000	49,995
Daiohs Corp.	200	1,514
Daisan Bank Ltd.	7,000	11,832
Daiseki Co., Ltd.	1,900	37,130
Daishi Bank Ltd.	16,000	55,151
Daiso Co., Ltd.	5,000	16,808
Daisue Construction Co., Ltd.*	4,000	5,128
Daisyo Corp.	600	7,538
Daito Bank Ltd.	7,000	7,644
Daito Electron Co., Ltd.	500	1,847
Daito Trust Construction Co., Ltd. .	3,600	336,036
Daito Woolen Spinning & Weaving Co., Ltd.*	1,000	779
Daiwa House Industry Co., Ltd.	26,000	502,421
Daiwa Industries Ltd.	1,000	6,761
Daiwa Odakyu Construction Co., Ltd.	500	1,263
Daiwa Securities Group, Inc.	88,000	877,410
Daiwabo Holdings Co., Ltd.	14,100	27,581
Daiyu Eight Co., Ltd.	100	669
Danto Holdings Corp.*	1,000	1,263
DC Co., Ltd.	1,300	8,592
DCM Holdings Co., Ltd.	5,800	40,205
DeNA Co., Ltd.	4,000	84,019
Denki Kagaku Kogyo KK	22,000	90,666
Denki Kogyo Co., Ltd.	3,000	20,767
Denso Corp.	21,900	1,154,164
Dentsu, Inc.	103,600	4,230,178
Denyo Co., Ltd.	1,100	15,584
Descente Ltd.	3,000	20,311

DIC Corp.	40,000	$121,546
Dijet Industrial Co., Ltd.	1,000	1,472
Disco Corp.	1,300	86,165
DKS Co., Ltd.	2,000	4,748
Don Quijote Holdings Co., Ltd.	2,300	139,123
Doshisha Co., Ltd.	1,000	14,073
Doutor Nichires Holdings Co., Ltd.	2,100	34,997
Dowa Holdings Co., Ltd.	9,000	87,855
Dr. Ci:Labo Co., Ltd.	10	30,529
DTS Corp.	1,100	19,261
Dunlop Sports Co., Ltd.	1,000	11,965
Duskin Co., Ltd.	3,600	68,164
Dwango Co., Ltd.	200	5,160
Dydo Drinco, Inc.	500	20,962
Dynic Corp.	2,000	3,494
Eagle Industry Co., Ltd.	1,000	16,608
Earth Chemical Co., Ltd.	900	31,621
East Japan Railway Co.	16,800	1,336,853
Ebara Corp.	17,000	109,125
Ebara Jitsugyo Co., Ltd.	300	3,886
Ebara-Udylite Co., Ltd.	100	5,071
Echo Trading Co., Ltd.	300	2,148
Econach Holdings Co., Ltd.*	3,000	1,567
Eco’s Co., Ltd.	400	2,389
EDION Corp.	4,400	25,696
Ehime Bank Ltd.	7,000	14,690
Eighteenth Bank Ltd.	7,000	15,886
Eiken Chemical Co., Ltd.	1,000	18,849
Eisai Co., Ltd.	11,100	429,518
Eizo Corp.	1,000	25,506
Electric Power Development Co., Ltd.	5,200	151,344
Elematec Corp.	900	13,999
Emori & Co., Ltd.	200	4,254
Enplas Corp.	600	41,136
Enshu Ltd.*	2,000	2,925
EPS Corp.	20	26,208
ESPEC Corp.	1,200	9,344
Excel Co., Ltd.	600	6,871
Exedy Corp.	1,500	43,799
Ezaki Glico Co., Ltd.	5,000	56,500
Faith, Inc.	400	4,319
Falco SD Holdings Co., Ltd.	600	7,048
FamilyMart Co., Ltd.	3,200	146,007
Fancl Corp.	2,500	26,992
FANUC Corp.	57,000	10,419,238
Fast Retailing Co., Ltd.	2,000	824,233
FCC Co., Ltd.	1,800	35,826
Felissimo Corp.	300	2,863
FIDEA Holdings Co., Ltd.	7,000	13,294
First Baking Co., Ltd.*	1,000	1,358
Foster Electric Co., Ltd.	1,100	20,254
FP Corp.	600	42,731
France Bed Holdings Co., Ltd.	8,000	15,497
F-Tech, Inc.	400	6,172
Fudo Tetra Corp.*	9,800	17,030
Fuji Co., Ltd.	1,300	22,158
Fuji Corp., Ltd.	1,200	8,045
Fuji Electric Co., Ltd.	30,000	140,158
Fuji Electronics Co., Ltd.	600	7,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Fuji Heavy Industries Ltd.	28,000	$801,633
Fuji Kiko Co., Ltd.	1,000	3,219
Fuji Kosan Co., Ltd.	400	2,583
Fuji Kyuko Co., Ltd.	3,000	24,613
Fuji Media Holdings, Inc.	7,700	157,203
Fuji Oil Co., Ltd.	6,600	59,632
Fuji Seal International, Inc.	1,200	37,147
Fuji Soft, Inc.	1,600	36,692
Fujibo Holdings, Inc.	5,000	10,778
Fujicco Co., Ltd.	1,000	11,319
Fujifilm Holdings Corp.	20,470	579,442
Fujikura Kasei Co., Ltd.	1,600	8,964
Fujikura Ltd.	18,000	84,265
Fujikura Rubber Ltd.	800	7,749
Fujimi, Inc.	1,100	14,237
Fujimori Kogyo Co., Ltd.	900	22,365
Fujita Kanko, Inc.	3,000	11,452
Fujitec Co., Ltd.	3,000	38,942
Fujitsu General Ltd.	2,000	21,309
Fujitsu Ltd.*	82,000	423,587
Fujiya Co., Ltd.	7,000	13,228
FuKoKu Co., Ltd.	500	4,781
Fukuda Corp.	1,000	4,681
Fukui Bank Ltd.	10,000	23,170
Fukui Computer Holdings, Inc.	200	1,603
Fukuoka Financial Group, Inc.	30,000	131,327
Fukushima Bank Ltd.	15,000	12,392
Fukushima Industries Corp.	600	9,048
Fukuyama Transporting Co., Ltd.	8,000	43,908
Fullcast Holdings Co., Ltd.*	1,000	2,526
Funai Consulting, Inc.	1,300	10,382
Funai Electric Co., Ltd.	1,100	14,300
Furukawa Co., Ltd.	21,000	41,478
Furukawa Electric Co., Ltd.	31,000	77,713
Furusato Industries Ltd.	700	8,860
Fuso Pharmaceutical Industries Ltd.	4,000	12,990
Futaba Corp.	2,100	27,379
Futaba Industrial Co., Ltd.*	3,500	13,427
Future Architect, Inc.	1,000	5,280
Fuyo General Lease Co., Ltd.	1,100	42,983
G-7 Holdings, Inc.	300	2,239
Gakken Holdings Co., Ltd.	5,000	14,623
Gakujo Co., Ltd.	400	3,840
Gecoss Corp.	800	6,214
Genki Sushi Co., Ltd.	300	3,968
Geo Holdings Corp.	2,000	17,909
GLOBERIDE, Inc.	5,000	7,407
Glory Ltd.	3,400	87,978
GMO Internet, Inc.	3,400	44,554
Godo Steel Ltd.	7,000	12,962
Goldcrest Co., Ltd.	1,100	28,558
Goldwin, Inc.	2,000	9,021
Gree, Inc.	5,100	50,317
GS Yuasa Corp.	14,000	80,429
GSI Creos Corp.	3,000	4,672
Gulliver International Co., Ltd.	3,300	18,394
Gun-Ei Chemical Industry Co., Ltd.	3,000	13,588
Gunma Bank Ltd.	22,000	122,628
Gunze Ltd.	8,000	20,055

Gurunavi, Inc.	1,000	$29,674
H2O Retailing Corp.	7,000	55,902
Hachijuni Bank Ltd.	10,000	58,209
Hakudo Co., Ltd.	400	3,396
Hakuhodo DY Holdings, Inc.	10,600	82,034
Hakuto Co., Ltd.	700	6,979
Hakuyosha Co., Ltd.	1,000	2,317
Hamakyorex Co., Ltd.	300	8,256
Hamamatsu Photonics KK	3,000	119,789
Hankyu Hanshin Holdings, Inc.	55,000	296,648
Hanwa Co., Ltd.	11,000	58,807
Happinet Corp.	600	5,293
Hard Off Corp. Co., Ltd.	500	4,268
Harima Chemicals, Inc.	1,100	4,930
Haruyama Trading Co., Ltd.	500	3,523
Haseko Corp.*	10,500	79,764
Hayashikane Sangyo Co., Ltd.* (b)	4,000	3,153
Hazama Ando Corp.	7,520	26,778
Heiwa Corp.	2,600	42,021
Heiwa Real Estate Co., Ltd.	1,800	31,211
Heiwado Co., Ltd.	2,400	34,299
Helios Techno Holdings Co., Ltd.	1,100	4,084
Hibiya Engineering Ltd.	1,800	22,083
Hiday Hidaka Corp.	600	12,438
Higashi-Nippon Bank Ltd.	6,000	14,016
Higo Bank Ltd.	9,000	49,312
Hikari Tsushin, Inc.	900	67,771
Hino Motors Ltd.	12,000	188,244
Hioki EE Corp.	500	6,600
Hirakawa Hewtech Corp.	200	1,508
Hirose Electric Co., Ltd.	1,500	213,370
Hiroshima Bank Ltd.	29,000	119,789
HIS Co., Ltd.	1,300	64,809
Hisaka Works Ltd.	1,000	9,420
Hisamitsu Pharmaceutical Co., Inc.	2,600	130,852
Hitachi Capital Corp.	1,200	34,925
Hitachi Chemical Co., Ltd.	4,600	73,252
Hitachi Construction Machinery Co., Ltd.	4,200	89,536
Hitachi High-Technologies Corp.	1,800	45,141
Hitachi Koki Co., Ltd.	3,300	24,160
Hitachi Kokusai Electric, Inc.	2,000	28,107
Hitachi Ltd.	214,640	1,622,386
Hitachi Metals Ltd.	6,400	90,309
Hitachi Transport System Ltd.	2,100	31,308
Hitachi Zosen Corp.	5,100	38,985
Hochiki Corp.	1,000	5,422
Hodogaya Chemical Co., Ltd.	2,000	4,159
Hogy Medical Co., Ltd.	600	31,564
Hokkaido Electric Power Co., Inc.*	7,100	81,511
Hokkaido Gas Co., Ltd.	2,000	5,166
Hokkan Holdings Ltd.	3,000	9,686
Hokko Chemical Industry Co., Ltd.	1,000	2,763
Hokkoku Bank Ltd.	14,000	50,119
Hokuetsu Bank Ltd.	13,000	26,294
Hokuetsu Kishu Paper Co., Ltd.	8,000	37,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Hokuhoku Financial Group, Inc.	68,000	$135,600
Hokuriku Electric Industry Co., Ltd.	4,000	6,381
Hokuriku Electric Power Co.	7,800	105,694
Hokushin Co., Ltd.	800	1,170
Hokuto Corp.	1,400	26,256
Honda Motor Co., Ltd.	83,100	3,416,798
Honeys Co., Ltd.	1,080	10,502
Hoosiers Holdings Co., Ltd.	2,000	14,339
Horiba Ltd.	2,100	71,589
Hoshizaki Electric Co., Ltd.	1,500	53,271
Hosiden Corp.	3,000	16,181
Hosokawa Micron Corp.	2,000	13,161
House Foods Group, Inc.	3,600	54,320
House of Rose Co., Ltd.	100	1,284
Howa Machinery Ltd.	600	5,082
Hoya Corp.	21,800	604,877
Hulic Co., Ltd.	14,800	218,536
Hurxley Corp.	300	2,191
Hyakugo Bank Ltd.	11,000	43,975
Hyakujushi Bank Ltd.	14,000	48,656
Ibiden Co., Ltd.	4,300	80,275
IBJ Leasing Co., Ltd.	1,700	49,316
Ichibanya Co., Ltd.	400	14,661
Ichiken Co., Ltd.	1,000	1,738
Ichikoh Industries Ltd.*	2,000	3,153
Ichinen Holdings Co., Ltd.	1,300	9,974
Ichiyoshi Securities Co., Ltd.	2,700	45,047
Icom, Inc.	600	14,483
Idec Corp.	1,400	12,324
Idemitsu Kosan Co., Ltd.	3,200	72,715
Ihara Chemical Industry Co., Ltd.	2,000	15,079
IHI Corp.	58,000	250,043
Iida Group Holdings Co., Ltd.*	5,976	119,282
Iino Kaiun Kaisha Ltd.	5,900	36,416
Ikegami Tsushinki Co., Ltd.*	3,000	3,105
Ikyu Corp.	10	14,158
Imasen Electric Industrial Co., Ltd.	800	11,463
Impress Holdings, Inc.	1,000	1,415
Inaba Denki Sangyo Co., Ltd.	1,400	43,605
Inaba Seisakusho Co., Ltd.	600	7,378
Inabata & Co., Ltd.	3,200	35,005
Inageya Co., Ltd.	1,000	9,486
INES Corp.	1,600	10,483
I-Net Corp.	500	3,993
Information Services International- Dentsu Ltd.	700	7,604
INPEX Corp.	47,200	604,174
Intage Holdings, Inc.	600	7,441
Internet Initiative Japan, Inc.	700	18,745
Inui Steamship Co., Ltd.*	1,400	5,304
I’rom Holdings Co., Ltd.*	300	2,894
Iseki & Co., Ltd.	13,000	38,762
Isetan Mitsukoshi Holdings Ltd.	16,800	238,496
Ishihara Sangyo Kaisha Ltd.*	21,000	22,932
Ishii Iron Works Co., Ltd.	1,000	2,953
Ishikawa Seisakusho Ltd.*	2,000	2,488
Ishizuka Glass Co., Ltd.	1,000	3,428
Isuzu Motors Ltd.	50,000	310,512

IT Holdings Corp.	4,000	$63,014
Itfor, Inc.	1,300	5,765
Ito En Ltd.	3,000	62,701
ITOCHU Corp.	70,800	873,319
Itochu Enex, Co., Ltd.	2,700	14,845
ITOCHU Techno-Solutions Corp.	1,200	48,599
Itochu-Shokuhin Co., Ltd.	300	9,771
Itoham Foods, Inc.	7,000	30,443
Itoki Corp.	2,600	14,789
IwaiCosmo Holdings, Inc.	1,100	15,480
Iwaki & Co., Ltd.	1,000	2,032
Iwasaki Electric Co., Ltd.*	4,000	8,166
Iwatani Corp.	13,000	65,920
Iwatsu Electric Co., Ltd.	5,000	4,795
Iyo Bank Ltd.	10,000	97,901
Izumi Co., Ltd.	1,700	53,271
Izumiya Co., Ltd.	4,000	17,624
Izutsuya Co., Ltd.*	6,000	5,014
J. Front Retailing Co., Ltd.	19,000	143,614
Jaccs Co., Ltd.	8,000	38,211
Jafco Co., Ltd.	1,600	86,905
Jalux, Inc.	300	3,316
Janome Sewing Machine Co., Ltd.*	12,000	9,800
Japan Airlines Co., Ltd.	9,000	443,548
Japan Airport Terminal Co., Ltd.	7,900	178,390
Japan Asia Investment Co., Ltd.*	8,000	8,812
Japan Aviation Electronics Industry Ltd.	2,000	25,677
Japan Bridge Corp.*	900	1,709
Japan Cash Machine Co., Ltd.	1,100	21,632
Japan Digital Laboratory Co., Ltd.	1,000	13,997
Japan Drilling Co., Ltd.	300	17,605
Japan Electronic Materials Corp.	500	1,795
Japan Exchange Group, Inc.	10,000	283,829
Japan Foods Co., Ltd.	100	1,196
Japan Foundation Engineering Co., Ltd.	1,700	6,167
Japan Medical Dynamic Marketing, Inc.	1,000	3,020
Japan Oil Transportation Co., Ltd.	1,000	2,222
Japan Petroleum Exploration Co.	1,700	64,329
Japan Pulp & Paper Co., Ltd.	6,000	18,802
Japan Radio Co., Ltd.*	3,000	10,626
Japan Securities Finance Co., Ltd.	5,546	43,026
Japan Steel Works Ltd.	16,000	89,336
Japan Tobacco, Inc.	263,564	8,559,385
Japan Transcity Corp.	2,000	6,438
Japan Vilene Co., Ltd.	1,000	5,631
Japan Wool Textile Co., Ltd.	4,000	29,019
Jastec Co., Ltd.	700	5,065
JBCC Holdings, Inc.	1,000	7,625
Jeans Mate Corp.*	300	681

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Jeol Ltd.	4,000	$18,916
JFE Holdings, Inc.	23,244	552,241
JGC Corp.	11,000	430,871
JK Holdings Co., Ltd.	1,100	6,142
JMS Co., Ltd.	1,000	2,839
Joban Kosan Co., Ltd.*	3,000	4,615
J-Oil Mills, Inc.	5,000	13,437
Joshin Denki Co., Ltd.	2,000	15,345
Joyo Bank Ltd.	28,000	142,778
JSP Corp.	800	12,170
JSR Corp.	8,100	156,600
JTEKT Corp.	10,500	178,473
Juki Corp.*	7,000	15,222
Juroku Bank Ltd.	15,000	54,981
JVC Kenwood Corp.	5,800	11,456
JX Holdings, Inc.	99,900	513,208
K.R.S. Corp.	300	2,968
kabu.com Securities Co., Ltd.	4,900	28,383
Kadokawa Corp.	1,100	37,290
Kaga Electronics Co., Ltd.	1,200	13,549
Kagome Co., Ltd.	2,200	35,953
Kagoshima Bank Ltd.	7,000	44,402
Kajima Corp.	37,000	138,781
Kakaku.com, Inc.	8,000	140,310
Kaken Pharmaceutical Co., Ltd.	5,000	75,017
Kamei Corp.	1,000	7,862
Kamigumi Co., Ltd.	11,000	100,693
Kanaden Corp.	1,000	6,780
Kanagawa Chuo Kotsu Co., Ltd.	1,000	4,890
Kanamoto Co., Ltd.	1,000	25,382
Kandenko Co., Ltd.	6,000	33,786
Kaneka Corp.	13,000	85,177
Kanematsu Corp.	27,000	44,355
Kanematsu Electronics Ltd.	700	8,827
Kanematsu-NNK Corp.*	1,000	1,567
Kansai Electric Power Co., Inc.*	35,600	408,702
Kansai Paint Co., Ltd.	12,000	177,191
Kansai Urban Banking Corp.	17,000	19,694
Kanto Denka Kogyo Co., Ltd.*	2,000	4,881
Kanto Natural Gas Development Co., Ltd.†(b)	1,000	6,666
Kao Corp.	24,300	763,774
Kappa Create Holdings Co., Ltd.	900	17,024
Kasai Kogyo Co., Ltd.	1,000	6,761
Kasumi Co., Ltd.	2,500	15,431
Katakura Industries Co., Ltd.	1,400	15,900
Kato Sangyo Co., Ltd.	1,700	30,994
Kato Works Co., Ltd.	2,000	12,838
KAWADA Technologies, Inc.	200	5,230
Kawai Musical Instruments Manufacturing Co., Ltd.	4,000	7,103
Kawasaki Heavy Industries Ltd.	67,000	280,572
Kawasaki Kisen Kaisha Ltd.	39,000	98,509
KDDI Corp.	28,300	1,738,686
Keihan Electric Railway Co., Ltd.	16,000	60,773
Keihanshin Building Co., Ltd.	1,400	7,485
Keihin Co., Ltd.	2,000	3,494
Keihin Corp.	2,500	38,695
Keikyu Corp.	21,000	172,890

Keio Corp.	23,000	$153,100
Keisei Electric Railway Co., Ltd.	12,000	110,189
Keiyo Bank Ltd.	5,000	24,024
Keiyo Co., Ltd.	2,200	9,798
Kenedix, Inc.*	8,700	44,694
Kewpie Corp.	2,800	38,845
KEY Coffee, Inc.	1,200	18,038
Keyence Corp.	2,290	978,540
Kikkoman Corp.	9,000	169,727
Kimoto Co., Ltd.	1,100	10,195
Kimura Chemical Plants Co., Ltd.	1,100	5,108
Kimura Unity Co., Ltd.	200	1,838
Kinden Corp.	5,000	52,227
King Jim Co., Ltd.	1,000	6,448
Kinki Nippon Tourist Co., Ltd.*	4,000	6,647
Kinki Sharyo Co., Ltd.	1,000	3,115
Kintetsu Corp.	78,000	273,307
Kintetsu Department Store Co., Ltd.*	11,000	37,708
Kintetsu World Express, Inc.	1,100	44,184
Kinugawa Rubber Industrial Co., Ltd.	3,000	14,870
Kirin Holdings Co., Ltd.	42,000	603,418
Kirindo Co., Ltd.	500	3,224
Kisoji Co., Ltd.	1,400	24,714
Kissei Pharmaceutical Co., Ltd.	2,600	63,895
Kitagawa Iron Works Co., Ltd.	5,000	9,591
Kita-Nippon Bank Ltd.	300	7,561
Kitano Construction Corp.	3,000	6,951
Kitazawa Sangyo Co., Ltd. (b)	1,000	1,833
Kitz Corp.	5,100	25,570
Koa Corp.	1,500	15,369
Koatsu Gas Kogyo Co., Ltd.	1,000	5,802
Kobayashi Pharmaceutical Co., Ltd.	1,300	72,462
Kobayashi Yoko Co., Ltd.	300	800
Kobe Steel Ltd.*	118,000	201,690
Kohnan Shoji Co., Ltd.	1,100	11,333
Kohsoku Corp.	700	6,129
Koito Manufacturing Co., Ltd.	4,000	76,232
Kojima Co., Ltd.	1,500	4,074
Kokuyo Co., Ltd.	6,400	46,856
KOMAIHALTEC, Inc.	2,000	6,324
Komatsu Ltd.	150,090	3,045,697
Komatsu Seiren Co., Ltd.	2,000	10,635
Komatsu Wall Industry Co., Ltd.	400	7,859
Komeri Co., Ltd.	1,600	40,870
Komori Corp.	3,400	57,759
Konaka Co., Ltd.	1,400	12,457
Konami Corp.	4,600	106,100
Konica Minolta, Inc.	21,000	209,182
Konishi Co., Ltd.	1,000	18,735
Kosaido Co., Ltd.*	900	4,965
Kose Corp.	1,200	38,059
Kosei Securities Co., Ltd.	2,000	5,659
Kourakuen Corp.	700	8,615
Krosaki Harima Corp.	2,000	4,767
K’s Holdings Corp.	1,700	49,074
Kubota Corp.	50,000	825,658
Kumagai Gumi Co., Ltd.*	10,000	29,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Kumiai Chemical Industry Co., Ltd.	2,000	$13,579
Kura Corp.	600	9,053
Kurabo Industries Ltd.	12,000	21,195
Kuraray Co., Ltd.	14,900	177,283
Kuraudia Co., Ltd.	100	1,092
Kureha Corp.	8,000	40,870
Kurimoto Ltd.	6,000	14,187
Kurita Water Industries Ltd.	5,000	103,599
Kuroda Electric Co., Ltd.	1,600	23,975
KYB Co., Ltd.	7,000	36,758
Kyocera Corp.	15,200	757,763
Kyodo Printing Co., Ltd.	3,000	8,261
Kyodo Shiryo Co., Ltd.	4,000	4,254
Kyoei Sangyo Co., Ltd.	1,000	1,795
Kyoei Steel Ltd.	1,300	24,479
Kyoei Tanker Co., Ltd.*	1,000	2,421
Kyokuto Boeki Kaisha Ltd.*	1,000	2,146
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	29,637
Kyokuto Securities Co., Ltd.	1,600	32,377
Kyokuyo Co., Ltd.	5,000	12,629
KYORIN Holdings, Inc.	3,000	64,182
Kyoritsu Maintenance Co., Ltd.	500	17,947
Kyoritsu Printing Co., Ltd.	1,000	2,668
Kyosan Electric Manufacturing Co., Ltd.	2,000	6,590
Kyoto Kimono Yuzen Co., Ltd.	700	7,212
Kyowa Electronics Instruments Co., Ltd.	1,000	3,798
Kyowa Exeo Corp.	4,900	64,676
Kyowa Hakko Kirin Co., Ltd.	10,000	110,056
Kyowa Leather Cloth Co., Ltd.	700	3,117
Kyudenko Corp.	2,000	13,560
Kyushu Electric Power Co., Inc.*	19,200	244,672
Land Business Co., Ltd.	1,000	4,482
LAND Co., Ltd.*	1,300	198
Lawson, Inc.	3,800	283,981
LEC, Inc.	300	3,453
Leopalace21 Corp.*	7,300	38,541
Life Corp.	700	11,140
Lintec Corp.	2,600	48,094
Lion Corp. (b)	12,000	66,888
LIXIL Group Corp.	42,540	1,164,589
Look, Inc.	2,000	5,318
M3, Inc.	16	40,034
Mabuchi Motor Co., Ltd.	900	53,414
Macnica, Inc.	500	13,342
Macromill, Inc.	2,800	20,792
Maeda Corp.	8,000	52,872
Maeda Road Construction Co., Ltd.	4,000	65,597
Maezawa Industries, Inc.	900	3,000
Maezawa Kasei Industries Co., Ltd.	900	9,179
Maezawa Kyuso Industries Co., Ltd.	400	4,980
Makino Milling Machine Co., Ltd.	6,000	51,619
Makita Corp.	5,300	277,808

Mandom Corp.	1,300	$41,107
Marche Corp.	300	2,336
Mars Engineering Corp.	600	11,076
Marubeni Construction Material Lease Co., Ltd.	1,000	2,070
Marubeni Corp.	73,000	524,053
Marubun Corp.	900	4,863
Marudai Food Co., Ltd.	6,000	17,548
Maruei Department Store Co., Ltd.*	2,000	4,558
Maruetsu, Inc.	2,000	6,590
Maruha Nichiro Holdings, Inc.	27,000	46,919
Marui Group Co., Ltd.	10,400	105,471
Maruichi Steel Tube Ltd.	2,800	70,618
Maruka Machinery Co., Ltd.	400	5,185
Marusan Securities Co., Ltd.	3,900	36,256
Maruwa Co., Ltd.	300	10,099
Maruwn Corp.	600	1,441
Maruyama Manufacturing Co., Inc.	2,000	5,166
Maruzen CHI Holdings Co., Ltd.*	600	1,761
Maruzen Showa Unyu Co., Ltd.	4,000	13,826
Matsuda Sangyo Co., Ltd.	800	10,704
Matsui Construction Co., Ltd.	1,000	4,017
Matsui Securities Co., Ltd.	6,800	87,042
Matsumotokiyoshi Holdings Co., Ltd.	2,500	87,242
Matsuya Co., Ltd.*	2,200	23,460
Matsuya Foods Co., Ltd.	500	8,219
Max Co., Ltd.	2,000	21,935
Mazda Motor Corp.*	140,000	723,198
MEC Co., Ltd.	800	5,196
Medical System Network Co., Ltd.	400	1,812
Medipal Holdings Corp.	7,600	100,169
Megachips Corp.	1,100	16,796
Megmilk Snow Brand Co., Ltd.	2,700	33,971
Meidensha Corp.	12,000	44,668
MEIJI Holdings Co., Ltd.	3,100	198,993
Meiji Shipping Co., Ltd.	1,100	4,982
Meiko Network Japan Co., Ltd.	900	9,614
Meito Sangyo Co., Ltd.	600	5,948
Meito Transportation Co., Ltd.	400	2,522
Meiwa Corp.	900	3,282
Meiwa Estate Co., Ltd.	700	3,397
Melco Holdings, Inc.	600	7,737
Michinoku Bank Ltd.	6,000	11,737
Mie Bank Ltd.	5,000	10,778
Milbon Co., Ltd.	720	28,168
Mimasu Semiconductor Industry Co., Ltd.	1,000	8,527
Minato Bank Ltd.	12,000	19,941
Minebea Co., Ltd.	15,000	109,534
Ministop Co., Ltd.	900	14,041
Miraca Holdings, Inc.	2,600	122,457
Mirait Holdings Corp.	3,600	31,963
Misawa Homes Co., Ltd.	1,600	24,567
MISUMI Group, Inc.	2,600	81,597
Mitachi Co., Ltd.	200	999
Mito Securities Co., Ltd.	3,000	14,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Mitsuba Corp.	2,000	$32,457
Mitsubishi Chemical Holdings Corp.	55,000	253,822
Mitsubishi Corp.	68,310	1,308,340
Mitsubishi Electric Corp.	91,000	1,140,632
Mitsubishi Estate Co., Ltd.	70,000	2,090,495
Mitsubishi Gas Chemical Co., Inc.	13,000	95,546
Mitsubishi Heavy Industries Ltd.	148,000	914,899
Mitsubishi Kakoki Kaisha Ltd.*	3,000	5,042
Mitsubishi Logistics Corp.	6,000	94,635
Mitsubishi Materials Corp.	58,000	213,693
Mitsubishi Motors Corp.*	22,600	242,288
Mitsubishi Nichiyu Forklift Co., Ltd.	1,000	7,217
Mitsubishi Paper Mills Ltd.*	18,000	15,725
Mitsubishi Pencil Co., Ltd.	1,000	22,201
Mitsubishi Research Institute, Inc.	400	8,094
Mitsubishi Shokuhin Co., Ltd.	1,100	26,709
Mitsubishi Steel Manufacturing Co., Ltd.	7,000	17,748
Mitsubishi Tanabe Pharma Corp.	6,800	94,661
Mitsubishi UFJ Financial Group, Inc.	663,600	4,373,169
Mitsubishi UFJ Lease & Finance Co., Ltd.	19,700	120,658
Mitsuboshi Belting Co., Ltd.	3,000	17,149
Mitsui & Co., Ltd.	75,800	1,054,477
Mitsui Chemicals, Inc.	46,090	111,166
Mitsui Engineering & Shipbuilding Co., Ltd.	34,000	70,060
Mitsui Fudosan Co., Ltd.	42,000	1,509,543
Mitsui High-Tec, Inc.	1,400	10,329
Mitsui Home Co., Ltd.	1,000	4,900
Mitsui Matsushima Co., Ltd.	8,000	12,458
Mitsui Mining & Smelting Co., Ltd.	31,000	95,081
Mitsui O.S.K. Lines Ltd.	41,000	184,541
Mitsui Sugar Co., Ltd.	5,000	19,181
Mitsui-Soko Co., Ltd.	5,000	23,170
Mitsumi Electric Co., Ltd.*	4,300	35,809
Mitsumura Printing Co., Ltd.	1,000	2,621
Mitsuuroko Group Holdings Co., Ltd.	1,900	10,230
Miura Co., Ltd.	2,000	49,891
Miyaji Engineering Group, Inc.*	4,000	10,901
Miyakoshi Holdings, Inc.*	300	818
Miyazaki Bank Ltd.	8,000	22,334
Miyoshi Oil & Fat Co., Ltd.	4,000	5,963
Mizuho Financial Group, Inc.	1,143,080	2,474,810
Mizuno Corp.	6,000	30,424
Mochida Pharmaceutical Co., Ltd.	1,000	59,349
Modec, Inc.	1,000	28,677
Monex Group, Inc.	7,000	31,308
MonotaRO Co., Ltd.	800	16,242
Mori Seiki Co., Ltd.	6,800	122,169
Morinaga & Co., Ltd.	13,000	26,664
Morinaga Milk Industry Co., Ltd.	11,000	32,589
Morita Holdings Corp.	2,000	16,789

	Number of Shares	Value (Note 1)

Morozoff Ltd.	2,000	$6,001
Mory Industries, Inc.	2,000	7,881
MOS Food Services, Inc.	1,600	30,326
Moshi Moshi Hotline, Inc.	1,600	17,123
Mr Max Corp.	1,200	3,749
MS&AD Insurance Group Holdings, Inc.	26,100	699,404
Murata Manufacturing Co., Ltd.	9,230	818,614
Musashi Seimitsu Industry Co., Ltd.	1,200	25,912
Musashino Bank Ltd.	1,900	63,598
Mutoh Holdings Co., Ltd.	1,000	5,004
Nabtesco Corp.	5,100	117,439
NAC Co., Ltd.	400	6,317
Nachi-Fujikoshi Corp.	12,000	67,572
Nagaileben Co., Ltd.	1,200	18,072
Nagano Bank Ltd.	4,000	6,913
Nagano Keiki Co., Ltd.	800	5,295
Nagase & Co., Ltd.	6,300	76,215
Nagatanien Co., Ltd.	1,000	8,698
Nagoya Railroad Co., Ltd.	20,000	57,544
Naigai Co., Ltd.*	3,000	2,934
Nakabayashi Co., Ltd.	2,000	4,007
Nakamuraya Co., Ltd.	3,000	11,281
Nakano Corp.	1,000	2,374
Nakayama Steel Works Ltd.*	6,000	5,413
Nakayamafuku Co., Ltd.	700	5,530
Nakayo Telecommunications, Inc.	1,000	3,238
Namco Bandai Holdings, Inc.	8,600	190,603
Nankai Electric Railway Co., Ltd.	16,000	56,367
Nanto Bank Ltd.	11,000	41,050
Natori Co., Ltd.	600	5,749
NEC Capital Solutions Ltd.	300	8,193
NEC Corp.	113,000	254,306
NEC Fielding Ltd.	1,000	11,101
NEC Networks & System Integration Corp.	1,100	26,563
NET One Systems Co., Ltd.	900	5,897
Neturen Co., Ltd.	1,700	13,964
Nexon Co., Ltd.	6,100	56,302
Nexyz Corp.	500	4,477
NGK Insulators Ltd.	13,000	246,643
NGK Spark Plug Co., Ltd.	9,000	212,800
NHK Spring Co., Ltd.	4,500	50,679
Nice Holdings, Inc.	5,000	11,822
Nichia Steel Works Ltd.	1,000	3,893
Nichias Corp.	6,000	41,022
Nichiban Co., Ltd.	1,000	3,485
Nichicon Corp.	3,900	37,700
Nichiden Corp.	500	10,559
Nichiha Corp.	1,200	16,443
Nichii Gakkan Co.	2,200	17,611
Nichi-iko Pharmaceutical Co., Ltd.	1,400	21,576
Nichimo Co., Ltd.	1,000	1,899
Nichirei Corp.	7,000	35,628
Nichireki Co., Ltd.	1,000	9,961
Nidec Copal Electronics Corp.	1,200	7,019
Nidec Corp.	5,231	511,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nifco, Inc.	2,400	$63,493
Nihon Chouzai Co., Ltd.	150	3,991
Nihon Dempa Kogyo Co., Ltd.	900	7,700
Nihon Eslead Corp.	500	5,379
Nihon Kohden Corp.	2,200	76,669
Nihon Nohyaku Co., Ltd.	2,000	28,544
Nihon Parkerizing Co., Ltd.	3,000	62,530
Nihon Tokushu Toryo Co., Ltd.	1,000	5,849
Nihon Trim Co., Ltd.	200	15,421
Nihon Unisys Ltd.	3,300	28,923
Nihon Yamamura Glass Co., Ltd.	5,000	8,831
Nikkato Corp.	400	1,561
Nikkiso Co., Ltd.	4,000	50,290
Nikko Co., Ltd.	1,000	6,951
Nikon Corp.	16,100	307,140
Nintendo Co., Ltd.	5,300	705,090
Nippo Corp.	3,000	49,767
Nippon Beet Sugar Manufacturing Co., Ltd.	7,000	12,363
Nippon Carbide Industries Co., Inc.	3,000	9,002
Nippon Carbon Co., Ltd.	6,000	11,281
Nippon Ceramic Co., Ltd.	800	12,489
Nippon Chemical Industrial Co., Ltd.*	4,000	5,432
Nippon Chemi-Con Corp.*	7,000	26,854
Nippon Chemiphar Co., Ltd.	1,000	4,454
Nippon Chutetsukan KK	1,000	2,232
Nippon Coke & Engineering Co., Ltd.	10,000	12,819
Nippon Columbia Co., Ltd.*	500	2,882
Nippon Concrete Industries Co., Ltd.	1,000	4,577
Nippon Conveyor Co., Ltd.	3,000	4,045
Nippon Denko Co., Ltd.	5,000	15,051
Nippon Densetsu Kogyo Co., Ltd.	2,000	27,196
Nippon Denwa Shisetsu Co., Ltd.	2,000	5,527
Nippon Electric Glass Co., Ltd.	20,000	104,833
Nippon Express Co., Ltd.	34,000	164,334
Nippon Felt Co., Ltd.	700	3,071
Nippon Filcon Co., Ltd.	900	3,803
Nippon Fine Chemical Co., Ltd.	1,000	6,239
Nippon Flour Mills Co., Ltd.	8,000	39,350
Nippon Formula Feed Manufacturing Co., Ltd.	4,000	4,634
Nippon Gas Co., Ltd.	1,100	11,678
Nippon Hume Corp.	1,000	8,774
Nippon Kanzai Co., Ltd.	400	7,475
Nippon Kasei Chemical Co., Ltd.	2,000	2,754
Nippon Kayaku Co., Ltd.	5,000	70,933
Nippon Kinzoku Co., Ltd.*	3,000	4,045
Nippon Koei Co., Ltd.	4,000	16,826
Nippon Konpo Unyu Soko Co., Ltd.	3,000	53,870
Nippon Koshuha Steel Co., Ltd.*	5,000	5,033
Nippon Kucho Service Co., Ltd.	300	3,248

Nippon Light Metal Holdings Co., Ltd.	29,000	$39,104
Nippon Meat Packers, Inc.	8,000	137,195
Nippon Paint Co., Ltd.	7,000	116,257
Nippon Paper Industries Co., Ltd.	4,600	85,352
Nippon Parking Development Co., Ltd.	130	10,036
Nippon Pillar Packing Co., Ltd.	1,000	6,875
Nippon Piston Ring Co., Ltd.	4,000	7,635
Nippon Road Co., Ltd.	4,000	22,524
Nippon Seisen Co., Ltd.	1,000	4,397
Nippon Sharyo Ltd.	4,000	19,827
Nippon Sheet Glass Co., Ltd.*	38,000	49,435
Nippon Shinyaku Co., Ltd.	3,000	58,371
Nippon Shokubai Co., Ltd.	8,000	88,273
Nippon Signal Co., Ltd.	2,800	23,637
Nippon Soda Co., Ltd.	7,000	44,535
Nippon Steel & Sumitomo Metal Corp.	406,340	1,358,197
Nippon Steel Trading Co., Ltd.	7,400	27,616
Nippon Suisan Kaisha Ltd.*	16,000	36,312
Nippon Synthetic Chemical Industry Co., Ltd.	3,000	26,864
Nippon Systemware Co., Ltd.	400	2,009
Nippon Telegraph & Telephone Corp.	37,310	2,005,266
Nippon Television Holdings, Inc.	6,700	120,818
Nippon Thompson Co., Ltd.	4,000	22,144
Nippon Valqua Industries Ltd.	5,000	13,437
Nippon Yakin Kogyo Co., Ltd.*	6,500	21,850
Nippon Yusen KK	66,000	210,578
Nipro Corp.	4,800	43,346
Nishimatsu Construction Co., Ltd. .	18,000	57,089
Nishimatsuya Chain Co., Ltd.	2,600	20,368
Nishi-Nippon City Bank Ltd.	37,000	99,430
Nissan Chemical Industries Ltd.	5,300	83,997
Nissan Motor Co., Ltd.	113,520	952,917
Nissan Shatai Co., Ltd.	4,000	58,076
Nissan Tokyo Sales Holdings Co., Ltd.	1,000	4,349
Nissei Build Kogyo Co., Ltd.	4,000	9,686
Nissei Plastic Industrial Co., Ltd.	1,000	5,935
Nissen Holdings Co., Ltd.	2,400	9,207
Nissha Printing Co., Ltd.*	2,200	34,929
Nisshin Fudosan Co., Ltd.	1,400	5,823
Nisshin Oillio Group Ltd.	6,000	19,485
Nisshin Seifun Group, Inc.	11,550	119,218
Nisshin Steel Holdings Co., Ltd.	5,004	59,824
Nisshinbo Holdings, Inc.	8,000	76,802
Nissin Corp.	4,000	11,243
Nissin Electric Co., Ltd.	2,000	12,212
Nissin Foods Holdings Co., Ltd.	3,200	134,916
Nissin Kogyo Co., Ltd.	2,100	44,429
Nissui Pharmaceutical Co., Ltd.	500	5,208
Nitori Holdings Co., Ltd.	1,850	175,145
Nitta Corp.	1,100	24,191
Nittetsu Mining Co., Ltd.	3,000	14,785
Nitto Boseki Co., Ltd.	10,000	52,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nitto Denko Corp.	7,620	$320,907
Nitto Fuji Flour Milling Co., Ltd.	1,000	2,972
Nitto Kogyo Corp.	1,800	30,459
Nitto Kohki Co., Ltd.	700	12,563
Nitto Seiko Co., Ltd.	1,000	3,286
Nitto Seimo Co., Ltd.	1,000	1,244
Nittoc Construction Co., Ltd.	750	2,834
NKSJ Holdings, Inc.	19,050	528,936
NOF Corp.	11,000	78,131
Nohmi Bosai Ltd.	1,000	9,885
NOK Corp.	5,000	81,664
Nomura Co., Ltd.	2,000	16,637
Nomura Holdings, Inc.	183,200	1,407,357
Nomura Real Estate Holdings, Inc.	3,700	83,198
Nomura Research Institute Ltd.	4,300	135,358
Noritake Co., Ltd.	6,000	14,699
Noritsu Koki Co., Ltd.	1,100	6,925
Noritz Corp.	2,300	49,162
North Pacific Bank Ltd.	18,400	74,781
NS Solutions Corp.	1,000	22,097
NS United Kaiun Kaisha Ltd.*	4,000	11,737
NSD Co., Ltd.	2,300	27,213
NSK Ltd.	18,000	223,568
NTN Corp.*	23,000	104,178
NTT Data Corp.	5,900	217,377
NTT DOCOMO, Inc.	74,100	1,213,774
NTT Urban Development Corp.	6,200	71,178
Obara Group, Inc.	800	24,993
Obayashi Corp.	27,000	153,575
Obayashi Road Corp.	1,000	5,517
OBIC Business Consultants Ltd.	600	19,542
Obic Co., Ltd.	2,000	58,969
Odakyu Electric Railway Co., Ltd.	28,000	252,853
Oenon Holdings, Inc.	3,000	6,951
Ogaki Kyoritsu Bank Ltd.	16,000	43,908
Ohara, Inc.	400	2,446
Ohashi Technica, Inc.	600	5,481
OIE Sangyo Co., Ltd.	300	2,362
Oiles Corp.	1,300	26,232
Oita Bank Ltd.	7,000	25,923
OIZUMI Corp.	400	4,493
Oji Holdings Corp.	45,000	230,320
Okabe Co., Ltd.	2,700	31,792
Okamoto Industries, Inc.	4,000	12,458
Okamura Corp.	4,000	33,957
Okasan Securities Group, Inc.	6,000	61,077
Okaya Electric Industries Co., Ltd.	600	2,131
OKI Electric Cable Co., Ltd. (b)	1,000	1,899
Oki Electric Industry Co., Ltd.*	36,000	84,778
Okinawa Electric Power Co., Inc.	700	23,531
OKK Corp.	4,000	5,394
OKUMA Corp.	5,000	55,028
Okumura Corp.	13,000	59,994
Okura Industrial Co., Ltd.	3,000	10,341
Okuwa Co., Ltd.	1,000	8,679
Olympic Group Corp.	800	5,735

Olympus Corp.*	11,400	$360,479
Omron Corp.	8,900	392,560
Ono Pharmaceutical Co., Ltd.	4,800	419,789
ONO Sokki Co., Ltd.	1,000	4,264
Onoken Co., Ltd.	1,000	12,601
Onward Holdings Co., Ltd.	8,000	60,545
Optex Co., Ltd.	800	12,998
Oracle Corp. Japan	1,900	69,371
Organo Corp.	2,000	8,964
Orient Corp.*	16,500	38,543
Oriental Land Co., Ltd.	2,800	403,343
Origin Electric Co., Ltd.	1,000	3,048
ORIX Corp.	49,900	875,181
Osaka Gas Co., Ltd.	86,000	337,271
Osaka Steel Co., Ltd.	800	13,871
OSAKA Titanium Technologies Co., Ltd.	1,100	19,146
Osaki Electric Co., Ltd.	1,000	5,204
OSG Corp.	2,200	37,311
Otsuka Corp.	900	114,604
Otsuka Holdings Co., Ltd.	18,300	528,269
Oyo Corp.	1,200	18,312
P.S. Mitsubishi Construction Co., Ltd.	800	3,760
Pacific Industrial Co., Ltd.	2,000	13,902
Pacific Metals Co., Ltd.	9,000	32,817
Pack Corp.	900	15,956
Pal Co., Ltd.	700	17,083
Paltac Corp.	1,050	13,580
PanaHome Corp.	4,000	29,437
Panasonic Corp.	104,285	1,212,087
Panasonic Industrial Devices SUNX Co., Ltd.	1,000	4,662
Panasonic Information Systems	200	5,754
Paramount Bed Holdings Co., Ltd.	900	30,125
Parco Co., Ltd.	500	4,705
Paris Miki Holdings, Inc.	1,500	6,880
Park24 Co., Ltd.	4,000	75,320
Pasco Corp.	1,000	4,643
Pasona Group, Inc.	1,000	7,027
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,200	5,207
Penta-Ocean Construction Co., Ltd.	17,000	59,567
PGM Holdings KK	3,000	28,174
PIA Corp.	300	4,982
Pigeon Corp.	1,600	77,486
Pilot Corp.	1,000	34,327
Piolax, Inc.	500	19,704
Pioneer Corp.*	17,600	36,768
Pixela Corp.*	500	764
Plenus Co., Ltd.	1,500	33,501
Pocket Card Co., Ltd.	1,100	8,983
Pola Orbis Holdings, Inc.	1,100	39,222
Poplar Co., Ltd.	300	1,521
Press Kogyo Co., Ltd.	5,000	20,701
Prima Meat Packers Ltd.	7,000	12,895
Pronexus, Inc.	1,300	8,333
Raito Kogyo Co., Ltd.	2,900	21,287
Rasa Corp.	500	2,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Rasa Industries Ltd.*	4,000	$7,141
Renaissance, Inc.	500	3,727
Renesas Electronics Corp.*	3,200	18,840
Rengo Co., Ltd.	10,000	60,108
Renown, Inc.*	2,500	3,252
Resona Holdings, Inc.	92,600	471,309
Resort Solution Co., Ltd.	1,000	2,307
Resorttrust, Inc.	3,800	69,245
Rheon Automatic Machinery Co., Ltd.	1,000	5,830
Rhythm Watch Co., Ltd.	6,000	8,033
Ricoh Co., Ltd.	26,000	276,023
Ricoh Leasing Co., Ltd.	800	23,663
Right On Co., Ltd.	900	6,358
Riken Corp.	4,000	17,396
Riken Keiki Co., Ltd.	1,000	8,166
Riken Technos Corp.	2,000	11,224
Ringer Hut Co., Ltd.	900	12,691
Rinnai Corp.	1,200	93,324
Riso Kagaku Corp.	900	18,485
Riso Kyoiku Co., Ltd.	1,300	6,407
Rock Field Co., Ltd.	600	10,723
Rohm Co., Ltd.	4,300	209,059
Rohto Pharmaceutical Co., Ltd.	5,000	76,204
Roland Corp.	1,100	14,906
Roland DG Corp.	500	17,069
Round One Corp.	3,300	26,479
Royal Holdings Co., Ltd.	1,800	26,938
Ryobi Ltd.	7,000	28,117
Ryoden Trading Co., Ltd.	1,000	6,808
Ryohin Keikaku Co., Ltd.	1,000	107,967
Ryosan Co., Ltd.	1,900	40,378
Ryoyo Electro Corp.	1,600	16,439
S Foods, Inc.	500	5,080
S.T. Corp.	600	5,669
Sagami Chain Co., Ltd.	1,000	8,556
Saibu Gas Co., Ltd.	13,000	30,491
Saizeriya Co., Ltd.	1,600	19,569
Sakai Chemical Industry Co., Ltd.	4,000	12,345
Sakai Heavy Industries Ltd.	2,000	7,711
Sakai Moving Service Co., Ltd.	200	6,410
Sakai Ovex Co., Ltd.	3,000	6,239
Sakata INX Corp.	2,000	19,011
Sakata Seed Corp.	2,000	25,335
Sakurada Co., Ltd.*†(b)	6,000	—
Sala Corp.	1,000	4,786
San Holdings, Inc.	200	2,683
San-A Co., Ltd.	800	21,848
San-Ai Oil Co., Ltd.	2,000	9,401
Sanden Corp.	7,000	33,169
Sangetsu Co., Ltd.	2,100	52,286
San-In Godo Bank Ltd.	7,000	50,119
Sanix, Inc.*	1,800	14,631
Sanken Electric Co., Ltd.	7,000	51,515
Sanki Engineering Co., Ltd.	3,000	18,830
Sanko Metal Industrial Co., Ltd.	1,000	2,478
Sankyo Co., Ltd.	2,200	101,320
Sankyo Seiko Co., Ltd.	2,000	6,742
Sankyo Tateyama, Inc.	1,700	33,706
Sankyu, Inc.	15,000	58,399

Sanoh Industrial Co., Ltd.	1,400	$9,745
Sanrio Co., Ltd.	2,000	84,038
Sanritsu Corp.	300	1,567
Sanshin Electronics Co., Ltd.	1,500	10,369
Sansui Electric Co., Ltd.*†(b)	68,000	—
Santen Pharmaceutical Co., Ltd.	3,000	139,730
Sanwa Holdings Corp.	12,000	81,246
Sanyo Chemical Industries Ltd.	3,000	20,539
Sanyo Housing Nagoya Co., Ltd.	1,000	11,101
Sanyo Industries Ltd.	1,000	1,795
Sanyo Shokai Ltd.	6,000	16,238
Sanyo Special Steel Co., Ltd.	6,000	29,228
Sapporo Holdings Ltd.	19,000	79,746
Sasebo Heavy Industries Co., Ltd.* (b) .	8,000	8,964
Sata Construction Co., Ltd.	4,000	5,432
Sato Holdings Corp.	1,200	27,177
Sato Shoji Corp.	1,000	6,419
Satori Electric Co., Ltd.	900	5,333
Sawai Pharmaceutical Co., Ltd.	800	51,657
SAXA Holdings, Inc.	3,000	4,586
SBI Holdings, Inc.	11,260	170,007
Schott Moritex Corp.*	200	640
Scroll Corp.	1,700	5,505
SCSK Corp.	2,232	58,433
Secom Co., Ltd.	9,900	596,012
Sega Sammy Holdings, Inc.	8,900	226,240
Seibu Electric Industry Co., Ltd.	1,000	4,340
Seika Corp.	4,000	9,458
Seikagaku Corp.	2,400	29,308
Seikitokyu Kogyo Co., Ltd.*	3,000	4,074
Seiko Epson Corp.	6,800	182,414
Seiko Holdings Corp.	6,000	29,513
Seino Holdings Co., Ltd.	9,000	94,265
Seiren Co., Ltd.	3,200	25,403
Sekisui Chemical Co., Ltd.	18,000	220,492
Sekisui House Ltd.	29,000	404,805
Sekisui Jushi Corp.	1,000	14,196
Sekisui Plastics Co., Ltd.	2,000	5,356
Senko Co., Ltd.	4,000	20,701
Senshu Ikeda Holdings, Inc.	6,880	32,012
Senshukai Co., Ltd.	2,200	18,405
Seven & I Holdings Co., Ltd.	37,600	1,492,432
Seven Bank Ltd.	26,000	101,472
Sharp Corp.*	50,000	158,579
Shibaura Mechatronics Corp.*	2,000	4,615
Shibusawa Warehouse Co., Ltd.	3,000	11,851
Shibuya Kogyo Co., Ltd.	700	11,858
Shiga Bank Ltd.	11,000	57,658
Shikibo Ltd.	7,000	8,974
Shikoku Bank Ltd.	8,000	17,928
Shikoku Chemicals Corp.	1,000	7,568
Shikoku Electric Power Co., Inc.*	7,600	113,664
Shima Seiki Manufacturing Ltd.	1,600	30,037
Shimachu Co., Ltd.	2,300	54,360
Shimadzu Corp.	12,000	104,264
Shimamura Co., Ltd.	800	74,903
Shimano, Inc.	3,500	300,114
Shimizu Bank Ltd.	400	10,711
Shimizu Corp.	33,000	166,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Shimojima Co., Ltd.	800	$7,437
Shin Nippon Air Technologies Co., Ltd.	900	5,418
Shin Nippon Biomedical Laboratories Ltd.*	700	8,874
Shinagawa Refractories Co., Ltd.	3,000	6,381
Shindengen Electric Manufacturing Co., Ltd.	4,000	24,271
Shin-Etsu Chemical Co., Ltd.	16,700	973,678
Shin-Etsu Polymer Co., Ltd.	2,500	8,997
Shingakukai Co., Ltd.	600	2,473
Shinkawa Ltd.	900	5,863
Shin-Keisei Electric Railway Co., Ltd.	1,000	3,532
Shinko Electric Industries Co., Ltd.	3,100	25,669
Shinko Plantech Co., Ltd.	2,600	20,171
Shinko Shoji Co., Ltd.	1,100	9,150
Shinmaywa Industries Ltd.	5,000	43,348
Shinnihon Corp.	1,600	5,044
Shinsei Bank Ltd.	79,000	192,793
Shinsho Corp.	3,000	6,780
Shinwa Co., Ltd.	600	6,729
Shinyei Kaisha*	1,000	2,488
Shionogi & Co., Ltd.	13,700	296,610
Ship Healthcare Holdings, Inc.	1,500	58,185
Shiroki Corp.	2,000	4,254
Shiseido Co., Ltd.	17,400	279,398
Shizuoka Bank Ltd.	23,000	245,048
Shizuoka Gas Co., Ltd.	3,000	17,833
Sho-Bond Holdings Co., Ltd.	900	41,278
Shobunsha Publications, Inc.	700	4,327
Shochiku Co., Ltd.	4,000	36,768
Shoko Co., Ltd.	4,000	6,267
Showa Corp.	2,600	41,823
Showa Denko KK	41,000	58,010
Showa Sangyo Co., Ltd.	5,000	15,193
Showa Shell Sekiyu KK	9,300	94,316
Shuei Yobiko Co., Ltd.	200	632
Siix Corp.	700	8,488
Sinanen Co., Ltd.	2,000	7,806
Sinfonia Technology Co., Ltd.	7,000	11,233
Sintokogio Ltd.	2,600	19,480
SK Japan Co., Ltd.	200	551
SKY Perfect JSAT Holdings, Inc.	9,000	48,628
SMC Corp.	29,200	7,347,830
SMK Corp.	3,000	19,799
SNT Corp.	1,200	4,661
Soda Nikka Co., Ltd.	1,000	4,197
SoftBank Corp.	42,806	3,739,580
Softbank Technology Corp.	200	3,282
Softbrain Co., Ltd.*	2,000	2,754
Sogo Medical Co., Ltd.	200	7,616
Sohgo Security Services Co., Ltd.	4,700	93,366
Sojitz Corp.	49,100	87,187
Sony Corp.	56,700	983,137
Sony Financial Holdings, Inc.	7,300	132,677
Soshin Electric Co., Ltd.	600	2,176
Sotetsu Holdings, Inc.	15,000	51,277

SPK Corp.	200	$3,496
Square Enix Holdings Co., Ltd.	4,000	69,889
SRA Holdings, Inc.	600	7,378
St. Marc Holdings Co., Ltd.	400	19,105
Stanley Electric Co., Ltd.	6,700	153,201
Star Micronics Co., Ltd.	2,300	26,776
Start Today Co., Ltd.	5,200	128,926
Starzen Co., Ltd.	4,000	10,369
Stella Chemifa Corp.	500	7,530
Studio Alice Co., Ltd.	500	6,576
Sugi Holdings Co., Ltd.	2,600	105,546
Sugimoto & Co., Ltd.	600	5,618
Sumco Corp.	4,600	40,536
Sumida Corp.	700	3,437
Suminoe Textile Co., Ltd.	3,000	8,261
Sumiseki Holdings, Inc.*	3,800	5,124
Sumitomo Bakelite Co., Ltd.	12,000	43,073
Sumitomo Chemical Co., Ltd.	58,000	226,911
Sumitomo Corp.	50,580	634,471
Sumitomo Densetsu Co., Ltd.	900	12,956
Sumitomo Electric Industries Ltd.	31,500	524,651
Sumitomo Forestry Co., Ltd.	4,800	55,835
Sumitomo Heavy Industries Ltd.	29,000	133,283
Sumitomo Metal Mining Co., Ltd.	24,000	313,816
Sumitomo Mitsui Construction Co., Ltd.*	7,600	9,237
Sumitomo Mitsui Financial Group, Inc.	66,650	3,430,282
Sumitomo Mitsui Trust Holdings, Inc.	169,410	891,208
Sumitomo Osaka Cement Co., Ltd.	20,000	76,726
Sumitomo Precision Products Co., Ltd.	2,000	8,603
Sumitomo Real Estate Sales Co., Ltd.	880	26,907
Sumitomo Realty & Development Co., Ltd.	21,000	1,042,921
Sumitomo Rubber Industries Ltd.	6,500	92,213
Sumitomo Seika Chemicals Co., Ltd.	2,000	16,371
Sumitomo Warehouse Co., Ltd.	9,000	51,875
Sun Frontier Fudousan Co., Ltd.	1,000	15,905
Sundrug Co., Ltd.	3,500	156,372
Sun-Wa Technos Corp.	600	5,037
Suruga Bank Ltd.	10,000	179,090
Suzuden Corp.	300	1,518
Suzuken Co., Ltd.	2,900	93,766
Suzuki Motor Corp.	18,000	483,373
SWCC Showa Holdings Co., Ltd.*	15,000	15,241
Sysmex Corp.	3,100	182,803
Systena Corp.	1,000	7,084
T Hasegawa Co., Ltd.	1,600	22,015
T&D Holdings, Inc.	29,700	414,294
T.RAD Co., Ltd.	4,000	10,863
Tac Co., Ltd.*	700	2,486
Tachibana Eletech Co., Ltd.	700	9,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Tachi-S Co., Ltd.	1,600	$22,106
Tadano Ltd.	5,000	66,945
Taihei Dengyo Kaisha Ltd.	1,000	6,239
Taihei Kogyo Co., Ltd.	2,000	8,299
Taiheiyo Cement Corp.	47,000	180,306
Taiheiyo Kouhatsu, Inc.	4,000	4,216
Taiho Kogyo Co., Ltd.	800	9,321
Taikisha Ltd.	2,100	46,602
Taiko Pharmaceutical Co., Ltd.	400	9,089
Taisei Corp.	45,000	204,254
Taisei Lamick Co., Ltd.	300	7,296
Taisho Pharmaceutical Holdings Co., Ltd.	2,000	137,309
Taiyo Holdings Co., Ltd.	900	28,288
Taiyo Nippon Sanso Corp.	13,000	92,337
Taiyo Yuden Co., Ltd.	4,700	61,188
Takachiho Koheki Co., Ltd.	500	4,805
Takada Kiko Co., Ltd.	1,000	2,118
Takamatsu Construction Group Co., Ltd.	1,000	17,956
Takano Co., Ltd.	400	2,165
Takaoka Toko Holdings Co., Ltd.	400	7,445
Taka-Q Co., Ltd.	500	1,443
Takara Holdings, Inc.	6,000	55,835
Takara Leben Co., Ltd.	4,400	14,958
Takara Printing Co., Ltd.	700	4,733
Takara Standard Co., Ltd.	5,000	37,651
Takasago International Corp.	4,000	22,486
Takasago Thermal Engineering Co., Ltd.	3,900	32,923
Takashima & Co., Ltd.	2,000	4,900
Takashimaya Co., Ltd.	13,000	129,247
Takata Corp.	1,900	54,397
Take And Give Needs Co., Ltd.	600	13,047
Takeda Pharmaceutical Co., Ltd.	35,600	1,631,089
Takihyo Co., Ltd.	1,000	3,922
Takiron Co., Ltd.	3,000	12,363
Takuma Co., Ltd.	4,000	34,982
Tamron Co., Ltd.	1,200	29,080
Tamura Corp.	3,000	8,233
Tanaka Co., Ltd.	300	1,726
Tanseisha Co., Ltd.	1,000	6,808
TASAKI & Co., Ltd.*	200	1,367
Tatsuta Electric Wire and Cable Co., Ltd.	2,000	12,060
Taya Co., Ltd.	200	1,460
Tayca Corp.	2,000	5,773
TBK Co., Ltd.	1,000	5,422
TDC Software Engineering, Inc.	200	1,565
TDK Corp.	4,600	220,150
Teac Corp.*	6,000	6,153
Tecmo Koei Holdings Co., Ltd.	2,400	28,214
Teijin Ltd.	27,000	59,994
Teikoku Electric Manufacturing Co., Ltd.	400	10,058
Teikoku Sen-I Co., Ltd.	1,000	11,556
Teikoku Tsushin Kogyo Co., Ltd.	2,000	3,380
Tekken Corp.*	8,000	24,537
Temp Holdings Co., Ltd.	1,700	45,151
Ten Allied Co., Ltd.*	800	2,340
Tenma Corp.	1,100	17,203

Terumo Corp.	7,100	$341,819
T-Gaia Corp.	2,000	22,543
THK Co., Ltd.	5,300	132,060
Tigers Polymer Corp.	600	2,604
Titan Kogyo KK	1,000	2,535
TKC Corp.	900	15,281
Toa Corp.*	11,000	26,218
TOA Corp.	1,000	9,819
Toa Road Corp.	2,000	10,028
Toabo Corp.	4,000	3,039
Toagosei Co., Ltd.	13,000	55,550
Tobishima Corp.*	8,000	13,902
Tobu Railway Co., Ltd.	47,000	227,614
Tobu Store Co., Ltd.	1,000	2,469
TOC Co., Ltd.	4,700	37,445
Tocalo Co., Ltd.	600	9,332
Tochigi Bank Ltd.	6,000	23,189
Toda Corp.	14,000	48,523
Toda Kogyo Corp.	1,000	2,754
Toei Co., Ltd.	5,000	28,250
Toenec Corp.	1,000	5,982
Toho Bank Ltd.	10,000	31,146
Toho Co., Ltd.	5,400	118,604
TOHO Co., Ltd.	2,000	7,198
Toho Gas Co., Ltd.	11,000	53,480
Toho Holdings Co., Ltd.	3,700	59,272
Toho Titanium Co., Ltd.	2,100	14,637
Toho Zinc Co., Ltd.	7,000	23,398
Tohoku Bank Ltd.	6,000	8,546
Tohoku Electric Power Co., Inc.*	21,400	240,397
Tohto Suisan Co., Ltd.	2,000	4,007
Tokai Carbon Co., Ltd.	12,000	41,819
TOKAI Holdings Corp.	2,000	6,723
Tokai Rika Co., Ltd.	2,900	57,609
Tokai Rubber Industries Ltd.	2,000	19,523
Tokai Senko KK	1,000	1,187
Tokai Tokyo Financial Holdings, Inc.	9,600	92,618
Token Corp.	520	24,936
Tokio Marine Holdings, Inc.	33,800	1,128,164
Toko, Inc.	5,000	16,997
Tokushu Tokai Paper Co., Ltd.	8,000	16,333
Tokuyama Corp.	11,000	41,677
Tokyo Broadcasting System Holdings, Inc.	3,700	45,885
Tokyo Dome Corp.	9,000	59,396
Tokyo Electric Power Co., Inc.*	79,000	387,836
Tokyo Electron Ltd.	7,200	393,809
Tokyo Energy & Systems, Inc.	1,000	5,175
Tokyo Gas Co., Ltd.	107,000	526,313
Tokyo Individualized Educational Institute, Inc.	900	2,060
Tokyo Keiki, Inc.	4,000	11,889
Tokyo Kikai Seisakusho Ltd.*	3,000	3,305
Tokyo Ohka Kogyo Co., Ltd.	2,300	49,119
Tokyo Rakutenchi Co., Ltd.	2,000	9,363
Tokyo Rope Manufacturing Co., Ltd.*	8,000	12,534
Tokyo Sangyo Co., Ltd.	1,000	3,618
Tokyo Seimitsu Co., Ltd.	2,300	48,333
Tokyo Steel Manufacturing Co., Ltd.*	7,100	36,744
Tokyo Tatemono Co., Ltd.	17,000	188,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Tokyo Tatemono Real Estate Sales Co., Ltd.	300	$1,339
Tokyo Tekko Co., Ltd.	2,000	7,768
Tokyo Theatres Co., Inc.	4,000	6,001
Tokyo Tomin Bank Ltd.	2,300	23,828
Tokyotokeiba Co., Ltd.	8,000	32,286
Tokyu Construction Co., Ltd.*	4,940	24,956
Tokyu Corp.	53,000	342,731
Tokyu Fudosan Holdings Corp.*	22,174	208,454
Toli Corp.	3,000	6,210
Tomato Bank Ltd.	4,000	6,723
Tomen Devices Corp.	100	1,666
Tomen Electronics Corp.	500	5,498
Tomoe Corp.	1,800	8,632
Tomoe Engineering Co., Ltd.	400	6,400
Tomoegawa Co., Ltd.	2,000	3,779
Tomoku Co., Ltd.	4,000	13,750
TOMONY Holdings, Inc.	9,400	37,936
Tomy Co., Ltd.	3,700	16,478
Tonami Holdings Co., Ltd.	2,000	4,102
TonenGeneral Sekiyu KK	12,000	109,961
Top Culture Co., Ltd.	400	1,740
Topcon Corp.	2,800	42,435
Toppan Forms Co., Ltd.	2,600	23,825
Toppan Printing Co., Ltd.	27,000	215,621
Topre Corp.	2,500	36,986
Topy Industries Ltd.	10,000	18,517
Toray Industries, Inc.	75,000	518,469
Torigoe Co., Ltd.	1,200	7,612
Torii Pharmaceutical Co., Ltd.	800	23,474
Torishima Pump Manufacturing Co., Ltd.	1,500	14,984
Tose Co., Ltd.	300	2,188
Toshiba Corp.	181,000	759,681
Toshiba Machine Co., Ltd.	7,000	40,414
Toshiba Plant Systems & Services Corp.	2,000	29,798
Toshiba TEC Corp.	7,000	48,457
Tosho Printing Co., Ltd.	1,000	3,361
Tosoh Corp.	20,000	92,869
Totetsu Kogyo Co., Ltd.	1,000	18,783
TOTO Ltd.	13,000	205,783
Totoku Electric Co., Ltd.*	1,000	1,329
Tottori Bank Ltd.	3,000	5,555
Toukei Computer Co., Ltd.	200	2,839
Tow Co., Ltd.	300	1,772
Towa Bank Ltd.	13,000	11,604
Towa Corp.	1,200	5,470
Towa Pharmaceutical Co., Ltd.	600	25,154
Toyo Construction Co., Ltd.	3,600	12,717
Toyo Corp.	1,600	16,485
Toyo Electric Manufacturing Co., Ltd.	2,000	6,153
Toyo Engineering Corp.	8,000	32,514
Toyo Ink SC Holdings Co., Ltd.	11,000	54,211
Toyo Kanetsu KK	6,000	16,808
Toyo Kohan Co., Ltd.	3,000	14,016
Toyo Logistics Co., Ltd.	1,000	2,488
Toyo Machinery & Metal Co., Ltd.	1,000	4,178
Toyo Securities Co., Ltd.	4,000	14,472

Toyo Seikan Kaisha Ltd.	7,600	$163,027
Toyo Shutter Co., Ltd.	200	1,139
Toyo Sugar Refining Co., Ltd.	2,000	1,975
Toyo Suisan Kaisha Ltd.	5,000	150,033
Toyo Tanso Co., Ltd.	700	13,301
Toyo Tire & Rubber Co., Ltd.	10,000	56,880
Toyo Wharf & Warehouse Co., Ltd.	3,000	7,777
Toyobo Co., Ltd.	40,000	73,687
Toyoda Gosei Co., Ltd.	2,400	55,767
Toyota Boshoku Corp.	1,800	22,442
Toyota Industries Corp.	8,400	378,483
Toyota Motor Corp.	218,940	13,347,211
Toyota Tsusho Corp.	9,300	229,873
TPR Co., Ltd.	1,500	25,425
Transcosmos, Inc.	1,600	30,584
Trend Micro, Inc.	3,000	104,833
Trusco Nakayama Corp.	1,500	35,267
TS Tech Co., Ltd.	2,300	77,424
TSI Holdings Co., Ltd.	4,825	32,255
Tsubakimoto Chain Co.	6,000	45,694
Tsubakimoto Kogyo Co., Ltd.	1,000	2,830
Tsudakoma Corp.*	3,000	4,843
Tsugami Corp.	3,000	17,947
Tsukamoto Corp. Co., Ltd.	2,000	3,077
Tsukishima Kikai Co., Ltd.	2,000	20,587
Tsukuba Bank Ltd.	5,400	18,870
Tsumura & Co.	2,700	71,480
Tsuruha Holdings, Inc.	400	36,730
Tsutsumi Jewelry Co., Ltd.	500	11,604
TV Asahi Corp.	3,000	66,432
Tv Tokyo Holdings Corp.	500	7,957
TYK Corp.	1,000	2,269
UACJ Corp.	12,266	46,357
Ube Industries Ltd.	45,000	96,145
Uchida Yoko Co., Ltd.	2,000	5,413
Ueki Corp.	1,000	2,061
UKC Holdings Corp.	700	11,513
Ulvac, Inc.*	2,200	28,996
Unicafe, Inc.	300	1,684
Unicharm Corp.	4,900	279,176
Uniden Corp.	3,000	10,569
Union Tool Co.	800	18,331
Unipres Corp.	1,600	29,961
United Arrows Ltd.	1,100	41,155
Unitika Ltd.*	29,000	17,624
UNY Group Holdings Co., Ltd.	7,900	48,311
U-Shin Ltd.	1,400	10,210
Ushio, Inc.	6,300	83,513
USS Co., Ltd.	9,100	124,778
Utoc Corp.	900	3,222
Valor Co., Ltd.	2,400	31,701
Vital KSK Holdings, Inc.	2,300	15,922
Wacoal Holdings Corp.	6,000	61,020
Wacom Co., Ltd.	8,000	56,063
Wakachiku Construction Co., Ltd.*	7,000	9,040
Wakamoto Pharmaceutical Co., Ltd.*	1,000	2,573
Warabeya Nichiyo Co., Ltd.	700	12,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Watabe Wedding Corp.	300	$1,863
WATAMI Co., Ltd.	1,400	18,372
Weathernews, Inc.	300	6,840
West Japan Railway Co.	7,300	316,095
Wood One Co., Ltd.	2,000	5,944
Xebio Co., Ltd.	1,400	26,854
Y.A.C. Co., Ltd.	500	2,645
Yachiyo Bank Ltd.	600	15,617
Yahagi Construction Co., Ltd.	1,700	14,738
Yahoo! Japan Corp.	63,900	354,966
Yaizu Suisankagaku Industry Co., Ltd.	600	5,082
Yakult Honsha Co., Ltd.	6,200	312,620
YAMABIKO Corp.	500	15,264
Yamada Denki Co., Ltd.	36,800	120,209
Yamada SxL Home Co., Ltd.*	6,000	7,919
Yamagata Bank Ltd.	7,000	28,782
Yamaguchi Financial Group, Inc.	5,000	46,244
Yamaha Corp.	7,600	120,448
Yamaha Motor Co., Ltd.	12,700	190,180
Yamaichi Electronics Co., Ltd.*	1,200	2,735
Yamanashi Chuo Bank Ltd.	7,000	30,443
Yamashita Medical Instruments Co., Ltd.	100	1,682
Yamatane Corp.	6,000	10,312
Yamato Corp.	1,000	3,371
Yamato Holdings Co., Ltd.	16,500	333,102
Yamato International, Inc.	700	2,945
Yamato Kogyo Co., Ltd.	1,300	41,478
Yamaura Corp.	500	1,372
Yamaya Corp.	110	2,172
Yamazaki Baking Co., Ltd.	6,000	61,476
Yamazawa Co., Ltd.	300	4,381
Yamazen Corp.	4,700	28,786
Yaoko Co., Ltd.	500	19,656
Yaskawa Electric Corp.	9,000	142,123
Yasuda Warehouse Co., Ltd.	1,000	11,015
Yellow Hat Ltd.	1,100	19,585
Yodogawa Steel Works Ltd.	9,000	38,714
Yokogawa Bridge Holdings Corp.	2,000	29,285
Yokogawa Electric Corp.	7,200	110,417
Yokohama Reito Co., Ltd.	2,600	19,702
Yokohama Rubber Co., Ltd.	10,000	98,091
Yokowo Co., Ltd.	1,000	5,090
Yomeishu Seizo Co., Ltd.	1,000	7,739
Yomiuri Land Co., Ltd.	2,000	14,320
Yondenko Corp.	1,000	3,437
Yondoshi Holdings, Inc.	900	13,606
Yonekyu Corp.	1,000	7,881
Yorozu Corp.	700	12,782
Yoshinoya Holdings Co., Ltd.	3,000	36,692
Yuasa Trading Co., Ltd.	12,000	24,499
Yuken Kogyo Co., Ltd.	2,000	4,482
Yurtec Corp.	2,000	6,457
Yusen Logistics Co., Ltd.	900	11,358
Yushin Precision Equipment Co., Ltd.	600	13,036
Yushiro Chemical Industry Co., Ltd.	600	5,737
Zappallas, Inc.	1,000	7,293

Zenkoku Hosho Co., Ltd.	1,200	$52,417
Zenrin Co., Ltd.	1,700	16,546
Zensho Holdings Co., Ltd.	4,600	49,315
Zeon Corp.	7,000	65,473
ZERIA Pharmaceutical Co., Ltd.	1,100	26,792
Zuken, Inc.	800	6,472

		191,799,958

Malaysia (0.5%)
Genting Bhd	1,084,000	3,395,463
Sime Darby Bhd	1,041,700	3,027,625

		6,423,088

Mexico (0.0%)
Fresnillo plc	9,383	115,834

Netherlands (3.3%)
ASML Holding N.V.	38,191	3,574,778
Heineken N.V.	88,904	6,002,741
ING Groep N.V. (CVA)*	414,856	5,764,246
Koninklijke Philips N.V.	97,333	3,567,792
Royal Dutch Shell plc (BATS Europe Exchange), Class A	138,149	4,923,286
Royal Dutch Shell plc (Euro Comp
Exchange), Class A	209,749	7,512,832
Royal Dutch Shell plc, Class B	154,970	5,850,995
Unilever N.V. (CVA)	168,809	6,798,549

		43,995,219

New Zealand (0.0%)
Fletcher Building Ltd.	8,773	60,552
Telecom Corp. of New Zealand Ltd.	15,442	30,196

		90,748

Singapore (0.4%)
DBS Group Holdings Ltd.	126,702	1,716,870
Singapore Telecommunications Ltd. (CDI)	4,529	13,062
United Overseas Bank Ltd.	257,049	4,326,416

		6,056,348

Spain (3.9%)
Banco Bilbao Vizcaya Argentaria S.A.	1,550,651	19,088,148
Banco Santander S.A.	1,814,621	16,241,410
Iberdrola S.A.	558,255	3,559,640
Inditex S.A.	22,757	3,750,555
Repsol S.A.	85,329	2,150,532
Telefonica S.A.	418,714	6,817,254

		51,607,539

Sweden (1.7%)
Atlas Copco AB, Class A	263,067	7,292,590
Investor AB, Class B	170,303	5,859,598
Sandvik AB	244,802	3,452,124
Volvo AB, Class B	414,199	5,438,420

		22,042,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Switzerland (4.9%)
ABB Ltd. (Registered)*	208,049	$5,476,140
Cie Financiere Richemont S.A. (Registered), Class A	75,952	7,560,717
Coca-Cola HBC AG (CDI)*	1,288	37,581
Glencore Xstrata plc*	1,369,670	7,092,365
Holcim Ltd. (Registered)*	73,111	5,470,724
Nestle S.A. (Registered)	97,690	7,151,120
Novartis AG (Registered)	112,002	8,939,569
Roche Holding AG	38,633	10,792,381
Syngenta AG (Registered)	13,789	5,490,559
UBS AG (Registered)*	320,351	6,076,272
Wolseley plc	15,071	854,771

		64,942,199

Taiwan (0.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	302,351	5,273,002

United Kingdom (14.8%)
Aberdeen Asset Management plc	54,586	451,958
Admiral Group plc	11,094	240,662
Aggreko plc	14,289	404,381
AMEC plc	16,541	298,015
Anglo American plc	154,168	3,369,887
Antofagasta plc	19,867	271,086
ARM Holdings plc	81,748	1,487,723
Ashtead Group plc	16,062	202,144
Associated British Foods plc	21,135	855,713
AstraZeneca plc	71,377	4,224,943
Aviva plc	170,872	1,272,451
Babcock International Group plc	22,082	495,479
BAE Systems plc	182,776	1,316,605
Barclays plc	924,547	4,163,564
BG Group plc	573,073	12,313,019
BHP Billiton plc	121,325	3,754,973
BP plc	1,091,952	8,825,008
British American Tobacco plc	215,972	11,580,346
British Land Co. plc (REIT)	57,094	594,687
British Sky Broadcasting Group plc	57,324	801,173
BT Group plc	454,186	2,853,503
Bunzl plc	19,773	474,775
Burberry Group plc	25,631	643,446
Capita plc	38,733	665,772
Carnival plc	10,672	441,984
Centrica plc	296,716	1,708,413
Compass Group plc	103,065	1,652,090
Diageo plc	410,896	13,608,465
easyJet plc	13,563	344,980
G4S plc	77,958	338,873
GKN plc	93,683	579,117
GlaxoSmithKline plc	282,499	7,538,665
Hammerson plc (REIT)	39,298	326,679
Hargreaves Lansdown plc	13,216	296,323
HSBC Holdings plc	1,069,590	11,732,347
IMI plc	19,020	480,317
Imperial Tobacco Group plc	54,827	2,122,688

InterContinental Hotels Group plc	14,670	$489,014
International Consolidated Airlines
Group S.A.*	99,157	659,095
Intertek Group plc	9,376	488,764
ITV plc	225,556	724,608
J Sainsbury plc	83,239	503,115
Johnson Matthey plc	11,789	640,321
Kingfisher plc	135,961	866,131
Land Securities Group plc (REIT)	45,197	721,122
Legal & General Group plc	339,056	1,250,371
Lloyds Banking Group plc*	10,219,780	13,349,213
London Stock Exchange Group plc	6,673	191,499
Marks & Spencer Group plc	92,510	662,708
Meggitt plc	40,494	353,721
Melrose Industries plc	57,470	290,927
National Grid plc	209,358	2,731,889
Next plc	12,186	1,099,778
Old Mutual plc	278,821	873,100
Pearson plc	267,896	5,948,976
Persimmon plc*	15,779	323,741
Petrofac Ltd.	14,774	299,452
Prudential plc	148,285	3,290,404
Randgold Resources Ltd.	5,362	336,522
Reckitt Benckiser Group plc	82,922	6,581,493
Reed Elsevier plc	66,717	993,215
Resolution Ltd.	77,297	453,120
Rexam plc	46,333	407,027
Rio Tinto plc	71,607	4,042,904
Rolls-Royce Holdings plc*	542,346	11,450,748
Rolls-Royce Holdings plc (Preference)*†(b)	47,140,814	78,063
Royal Bank of Scotland Group plc*	119,754	670,475
Royal Mail plc*	3,619	34,159
RSA Insurance Group plc	189,653	287,047
SABMiller plc	54,753	2,811,622
Sage Group plc	64,207	429,228
Schroders plc	7,268	312,681
Severn Trent plc	17,177	484,974
Smith & Nephew plc	51,046	727,800
Smiths Group plc	22,351	547,780
Sports Direct International plc*	2,997	35,485
SSE plc	54,369	1,233,443
Standard Chartered plc	112,832	2,541,080
Standard Life plc	136,744	814,283
Tate & Lyle plc	23,963	321,024
Tesco plc	458,572	2,538,961
Travis Perkins plc	11,004	341,117
TUI Travel plc	32,227	220,456
Tullow Oil plc	52,841	748,143
Unilever plc	69,252	2,846,304
United Utilities Group plc	43,699	485,920
Vodafone Group plc	2,796,417	10,974,822
Weir Group plc	12,612	445,265
Whitbread plc	10,688	663,882
William Hill plc	41,036	273,105
WM Morrison Supermarkets plc	126,013	544,632
WPP plc	72,157	1,648,940

		195,815,923

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

United States (0.6%)
Alacer Gold Corp. (CDI)	6,830	$13,844
Freeport-McMoRan Copper & Gold, Inc.	208,832	7,881,320
News Corp., Class B (CDI)	2,956	52,524
ResMed, Inc. (CDI)	31,374	148,473
Sims Metal Management Ltd.*	6,032	58,653
Twenty-First Century Fox, Inc., Class B (CDI)	13,058	449,357

		8,604,171

Total Common Stocks (78.5%) (Cost $897,042,220)		1,040,197,598

	Number of Rights
RIGHTS:
Japan (0.0%)
Nichi-iko Pharmaceutical Co., Ltd., expiring 1/24/14*	1,400	6,248

Spain (0.0%)
Repsol S.A., expiring 1/9/14*	85,329	$58,224

Total Rights (0.0%) (Cost $8,835)		64,472

Total Investments (78.5%) (Cost $897,051,055)		1,040,262,070
Other Assets Less Liabilities (21.5%)		284,598,813

Net Assets (100%)		$1,324,860,883

*	Non-income producing.
†	Securities (totaling $84,729 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A	$4,631,509	$—	$1,258,491	$5,551,766	$184,343	$(66,448)

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,626	March-14	$106,848,856	$112,279,243	$5,430,387
FTSE 100 Index	643	March-14	68,721,753	71,313,363	2,591,610
SPI 200 Index	221	March-14	25,016,789	26,235,143	1,218,354
TOPIX Index	560	March-14	66,825,662	69,262,178	2,436,516

					$11,676,867

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount(000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	15,850	$21,804,369	$21,852,791	$(48,422)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$–	$118,647,466	$–	(c)	$118,647,466
Consumer Staples	–	134,992,560	–		134,992,560
Energy	–	72,130,360	6,666		72,137,026
Financials	7,341,167	244,563,495	–		251,904,662
Health Care	–	91,502,287	–		91,502,287
Industrials	–	155,558,300	78,063		155,636,363
Information Technology	5,273,002	39,017,684	–		44,290,686
Materials	11,918,993	87,392,360	–		99,311,353
Telecommunication Services	–	44,227,692	–		44,227,692
Utilities	–	27,547,503	–		27,547,503
Futures	11,676,867	–	–		11,676,867
Rights
Energy	–	58,224	–		58,224
Health Care	–	6,248	–		6,248

Total Assets	$36,210,029	$1,015,644,179	$84,729		$1,051,938,937

Liabilities:
Forward Currency Contracts	$–	$(48,422)	$–		$(48,422)

Total Liabilities	$–	$(48,422)	$–		$(48,422)

Total	$36,210,029	$1,015,595,757	$84,729		$1,051,890,515

(a)	A security with a market value of $3,815,084 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to the security no longer valued using fair value factors based on third party vendor modeling tools.
(b)	A security with a market value of $6,666 transferred from Level 2 to Level 3 during the year ended December 31, 2013 due to security currently not being priced by a third party pricing vendor.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	11,676,867	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$11,676,867

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized
	depreciation	$—	*
Foreign exchange contracts	Payables	(48,422)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized
	depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(48,422)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,293,169	—	1,293,169
Credit contracts	—	—	—	—	—
Equity contracts	—	55,271,705	—	—	55,271,705
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$55,271,705	$1,293,169	$—	$56,564,874

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(281,655)	—	(281,655)
Credit contracts	—	—	—	—	—
Equity contracts	—	7,033,941	—	—	7,033,941
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$7,033,941	$(281,655)	$—	$6,752,286

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $20,930,000 and futures contracts with an average notional balance of approximately $256,936,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$11,676,867	(c)	$—	$—	$11,676,867

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$48,422	$—	$—	$48,422

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$116,081,275
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$237,137,188

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$198,040,275
Aggregate gross unrealized depreciation	(59,713,420)

Net unrealized appreciation	$138,326,855

Federal income tax cost of investments	$901,935,215

For the year ended December 31, 2013, the Portfolio incurred approximately $14,377 as brokerage commissions with Sanford C. Berstein & Co., LLC., affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $680,677,033 of which $229,755,431 expires in the year 2016, $344,845,998 expires in the year 2017 and $106,075,604 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $56,383,540 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $7,460,231 for Long Term during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,323,080)	$5,551,766
Unaffiliated Issuers (Cost $892,727,975)	1,034,710,304
Cash	11,100,429
Foreign cash (Cost $260,521,331)	255,830,750
Cash held as collateral at broker	17,348,000
Dividends, interest and other receivables	2,090,942
Due from broker for futures variation margin	833,374
Receivable from Separate Accounts for Trust shares sold	127,197
Receivable for securities sold	1,076
Other assets	5,127

Total assets	1,327,598,965

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,558,771
Investment management fees payable	657,656
Distribution fees payable - Class IB	201,590
Administrative fees payable	159,402
Unrealized depreciation on forward foreign currency contracts	48,422
Distribution fees payable - Class IA	5,327
Trustees’ fees payable	1,833
Accrued expenses	105,081

Total liabilities	2,738,082

NET ASSETS	$1,324,860,883

Net assets were comprised of:
Paid in capital	$1,912,375,996
Accumulated undistributed net investment income (loss)	(2,827,595)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(734,918,188)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	150,230,670

Net assets	$1,324,860,883

Class IA
Net asset value, offering and redemption price per share, $25,950,087 / 1,989,327 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.04

Class IB
Net asset value, offering and redemption price per share, $972,485,969 / 74,534,843 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.05

Class K
Net asset value, offering and redemption price per share, $326,424,827 / 25,023,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($184,343 of dividend income received from affiliates) (net of $2,276,878 foreign withholding tax)	$28,186,411
Interest	3,858

Total income	28,190,269

EXPENSES
Investment management fees	7,535,577
Distribution fees - Class IB	2,339,308
Administrative fees	1,885,683
Custodian fees	165,001
Printing and mailing expenses	123,134
Professional fees	71,748
Distribution fees - Class IA	60,306
Trustees’ fees	33,935
Miscellaneous	33,061

Total expenses	12,247,753

NET INVESTMENT INCOME (LOSS)	15,942,516

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(66,448) of realized gain (loss) from affiliates)	(33,465,387)
Futures	55,271,705
Foreign currency transactions	(3,767,889)

Net realized gain (loss)	18,038,429

Change in unrealized appreciation (depreciation) on:
Investments ($2,178,748 of change in unrealized appreciation (depreciation) from affiliates)	186,451,200
Futures	7,033,941
Foreign currency translations	(2,838,664)

Net change in unrealized appreciation (depreciation)	190,646,477

NET REALIZED AND UNREALIZED GAIN (LOSS)	208,684,906

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$224,627,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,942,516	$20,664,135
Net realized gain (loss) on investments, futures and foreign currency transactions	18,038,429	7,507,675
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	190,646,477	164,469,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	224,627,422	192,641,483

DIVIDENDS:
Dividends from net investment income
Class IA	(275,772)	(415,441)
Class IB	(10,404,728)	(15,931,710)
Class K	(4,274,807)	(5,716,363)

TOTAL DIVIDENDS	(14,955,307)	(22,063,514)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 189,708 and 355,296 shares, respectively ]	2,292,111	3,622,335
Capital shares issued in reinvestment of dividends [ 22,032 and 37,814 shares, respectively ]	275,772	415,441
Capital shares repurchased [ (384,270) and (659,195) shares, respectively ]	(4,535,854)	(6,762,012)

Total Class IA transactions	(1,967,971)	(2,724,236)

Class IB
Capital shares sold [ 3,502,509 and 4,247,307 shares, respectively ]	41,894,571	43,118,058
Capital shares issued in reinvestment of dividends [ 831,145 and 1,450,109 shares, respectively ]	10,404,728	15,931,710
Capital shares repurchased [ (12,688,391) and (14,157,866) shares, respectively ]	(152,001,005)	(146,048,021)

Total Class IB transactions	(99,701,706)	(86,998,253)

Class K
Capital shares sold [ 2,087,780 and 800,281 shares, respectively ]	26,488,281	7,949,247
Capital shares issued in reinvestment of dividends [ 341,214 and 520,168 shares, respectively ]	4,274,807	5,716,363
Capital shares repurchased [ (3,494,523) and (2,115,623) shares, respectively ]	(42,650,827)	(21,519,175)

Total Class K transactions	(11,887,739)	(7,853,565)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(113,557,416)	(97,576,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,114,699	73,001,915
NET ASSETS:
Beginning of year	1,228,746,184	1,155,744,269

End of year (a)	$1,324,860,883	$1,228,746,184

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,827,595)	$(896,362)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012	2011	2010	2009
Net asset value, beginning of year	$11.05		$9.58	$11.70	$11.11	$8.67

Income (loss) from investment operations:
Net investment income (loss)	0.14	##(e)	0.17 (e)	0.29 (e)	0.17 (e)	0.16 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.99		1.49	(2.16)	0.53	2.51

Total from investment operations	2.13		1.66	(1.87)	0.70	2.67

Less distributions:
Dividends from net investment income	(0.14)		(0.19)	(0.25)	(0.11)	(0.23)

Net asset value, end of year	$13.04		$11.05	$9.58	$11.70	$11.11

Total return	19.33%		17.26%	(15.82)%	6.36%	30.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,950		$23,897	$23,253	$368,614	$382,929
Ratio of expenses to average net assets:
After waivers and reimbursements	1.03%		1.05%	0.76%	1.00%	1.00%
After waivers, reimbursements and fees paid indirectly	1.03%		1.05%	0.76%	1.00%	1.00%
Before waivers, reimbursements and fees paid indirectly	1.03%		1.05%	0.80%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.20	%(aa)	1.70%	2.44%	1.53%	1.76%
After waivers, reimbursements and fees paid indirectly	1.20	%(aa)	1.70%	2.44%	1.53%	1.76%
Before waivers, reimbursements and fees paid indirectly	1.20	%(aa)	1.70%	2.40%	1.53%	1.75%
Portfolio turnover rate	12%		8%	93%	112%	189%

	Year Ended December 31,
Class IB	2013		2012	2011		2010	2009
Net asset value, beginning of year	$11.06		$9.58	$11.70		$11.12	$8.67

Income (loss) from investment operations:
Net investment income (loss)	0.14	##(e)	0.17 (e)	0.19	(e)	0.14 (e)	0.18	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.99		1.50	(2.08)		0.52	2.47

Total from investment operations	2.13		1.67	(1.89)		0.66	2.65

Less distributions:
Dividends from net investment income	(0.14)		(0.19)	(0.23)		(0.08)	(0.20)

Net asset value, end of year	$13.05		$11.06	$9.58		$11.70	$11.12

Total return	19.31%		17.37%	(16.03)%		6.00%	30.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$972,486		$916,454	$875,012		$1,173,061	$1,181,846
Ratio of expenses to average net assets:
After waivers and reimbursements	1.03%		1.05%	1.01	%(c)	1.25%	1.25%
After waivers, reimbursements and fees paid indirectly	1.03%		1.05%	1.01	%(c)	1.25%	1.25%
Before waivers, reimbursements and fees paid indirectly	1.03%		1.05%	1.05%		1.25%	1.27	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.21	%(bb)	1.69%	1.70%		1.29%	1.85%
After waivers, reimbursements and fees paid indirectly	1.21	%(bb)	1.69%	1.70%		1.29%	1.85%
Before waivers, reimbursements and fees paid indirectly	1.21	%(bb)	1.69%	1.67%		1.29%	1.85%
Portfolio turnover rate	12%		8%	93%		112%	189%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$11.05		$9.58	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.17	##(e)	0.20 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.99		1.49	(0.51)

Total from investment operations	2.16		1.69	(0.49)

Less distributions:
Dividends from net investment income	(0.17)		(0.22)	(0.25)

Net asset value, end of period	$13.04		$11.05	$9.58

Total return (b)	19.63%		17.56%	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$326,425		$288,395	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.78%		0.80%	0.80%
After waivers, reimbursements and fees paid indirectly (a)	0.78%		0.80%	0.80%
Before waivers, reimbursements and fees paid indirectly (a)	0.78%		0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.46	%(cc)	1.93%	0.57%
After waivers, reimbursements and fees paid indirectly (a)	1.46	%(cc)	1.93%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)	1.46	%(cc)	1.93%	0.57%
Portfolio turnover rate	12%		8%	93%
*	Commencement of Operations.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.11, $0.11 and $0.14 for Class IA, Class IB and K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.97% for income after waivers and reimbursements, 0.97% for income after waivers, reimbursements and fees paid indirectly and 0.97% for income before waivers, reimbursements and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.98% for income after waivers and reimbursements, 0.98% for income after waivers, reimbursements and fees paid indirectly and 0.98% for income before waivers, reimbursements and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be would be 1.23% for income after waivers and reimbursements, 1.23% for income after waivers, reimbursements and fees paid indirectly and 1.23% for income before waivers, reimbursements and fees paid indirectly.

See Notes to Financial Statements.

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Year	Since Incept.
Portfolio – Class IA Shares*	35.10%	18.51%	6.79%
Portfolio – Class IB Shares*	35.06	18.31	6.58
Portfolio – Class K Shares**	N/A	N/A	6.27
Russell 1000® Value Index	32.53	16.67	7.11
* Date of inception 4/29/05. ** Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 35.10% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 32.53% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

On the positive side of sector performance, strong stock selection within Financials, mainly having no exposure to Real Estate Investment Trusts (REITs), was one of the strongest contributors to relative performance. Real estate was one of the worst performing industries in the benchmark, posting flat returns in a strong stock market.

•

An overweight position and contributions from select stocks in the Consumer Discretionary sector were large contributors to Portfolio performance. The Portfolio’s main Consumer Discretionary exposure was in the media industry, with holdings such as Viacom and Twenty-First Century Fox contributing the most within this industry.

•

Favorable stock selection and an overweight in the Information Technology sector boosted performance as well. Within the software and services industry, Microsoft Corp. and Yahoo! Inc. and within the hardware and equipment industry, Hewlett-Packard were the clear contributors.

•	Also, a material underweight to Utilities enhanced relative performance, as this was the second worst performing sector in the benchmark.

•

Stock selection and an underweight to Energy assisted with performance. The largest relative contributor within the sector was not owning Exxon Mobil Corp., as the company performed poorly on a relative basis.

•	Favorable stock selection in the Consumer Staples sector also helped Portfolio performance.

•

Bristol-Myers Squibb Co., a large pharmaceuticals provider, had strong returns during the period, with improving earnings and presenting important new clinical data for immune-oncology and diabetes treatments.

What hurt performance during the year:

•	An underweight to Industrials was a slight detractor to relative performance, offsetting strong stock selection within the sector.

•	Individual holdings detracting from performance included eBay Inc., Royal Dutch Shell plc (ADR) and QEP Resources, Inc.

Portfolio Positioning and Outlook

During the fiscal year, trading activity for the portfolio remained muted. Towards the end of the reporting period, managers increased positions in Health Care, Energy and select Consumer Staples companies. Conversely, we continued to trim select insurance and technology stocks. The majority of activity occurred in the Consumer Discretionary sector, where we continued to reduce media and select retail companies that have performed well.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	23.8%
Consumer Discretionary	15.0
Energy	14.6
Health Care	14.3
Information Technology	9.5
Industrials	7.0
Consumer Staples	5.2
Utilities	2.2
Telecommunication Services	2.2
Materials	2.1
Cash and Other	4.1

100.0%

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on October 29, 2013, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,154.00	$5.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,153.86	5.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,062.70	1.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.83

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 64/365 for Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.0%)
Auto Components (1.1%)
Johnson Controls, Inc.	15,091	$774,168

Automobiles (2.2%)
General Motors Co.*	36,542	1,493,471

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	26,495	1,064,304

Household Durables (0.7%)
Newell Rubbermaid, Inc.	13,531	438,540

Media (7.7%)
Comcast Corp., Class A	20,631	1,072,090
Time Warner Cable, Inc.	7,349	995,790
Time Warner, Inc.	6,936	483,578
Twenty-First Century Fox, Inc., Class B	28,127	973,194
Viacom, Inc., Class B	18,718	1,634,830

		5,159,482

Multiline Retail (1.7%)
Kohl’s Corp.	11,541	654,952
Target Corp.	7,512	475,284

		1,130,236

Total Consumer Discretionary		10,060,201

Consumer Staples (5.2%)
Food & Staples Retailing (1.6%)
CVS Caremark Corp.	15,490	1,108,619

Food Products (3.6%)
ConAgra Foods, Inc.	25,445	857,497
Mondelez International, Inc., Class A	17,317	611,290
Tyson Foods, Inc., Class A	11,638	389,407
Unilever N.V. (N.Y. Shares)	13,386	538,519

		2,396,713

Total Consumer Staples		3,505,332

Energy (14.6%)
Energy Equipment & Services (4.8%)
Halliburton Co.	27,714	1,406,485
Noble Corp. plc	7,317	274,168
Weatherford International Ltd.*	99,432	1,540,202

		3,220,855

Oil, Gas & Consumable Fuels (9.8%)
BP plc (ADR)	27,954	1,358,844
Chevron Corp.	6,183	772,319
Murphy Oil Corp.	13,566	880,162
Occidental Petroleum Corp.	8,232	782,863
QEP Resources, Inc.	23,431	718,160
Royal Dutch Shell plc (ADR), Class A	18,166	1,294,691
Suncor Energy, Inc.	21,657	759,078

		6,566,117

Total Energy		9,786,972

Financials (23.8%)
Capital Markets (5.7%)
Bank of New York Mellon Corp.	43,320	1,513,601
Goldman Sachs Group, Inc.	3,884	688,478
Morgan Stanley	34,365	$1,077,686
State Street Corp.	7,247	531,857

		3,811,622

Commercial Banks (5.1%)
Fifth Third Bancorp	33,632	707,281
PNC Financial Services Group, Inc.	12,603	977,741
U.S. Bancorp/Minnesota	8,341	336,976
Wells Fargo & Co.	31,227	1,417,706

		3,439,704

Diversified Financial Services (8.8%)
Bank of America Corp.	70,989	1,105,299
Citigroup, Inc.	51,574	2,687,521
JPMorgan Chase & Co.	36,632	2,142,239

		5,935,059

Insurance (4.2%)
Aflac, Inc.	6,549	437,473
Allstate Corp.	23,100	1,259,874
MetLife, Inc.	16,577	893,832
Travelers Cos., Inc.	2,842	257,315

		2,848,494

Total Financials		16,034,879

Health Care (14.3%)
Health Care Providers & Services (4.4%)
Cardinal Health, Inc.	7,159	478,293
Express Scripts Holding Co.*	5,777	405,776
UnitedHealth Group, Inc.	17,105	1,288,006
WellPoint, Inc.	8,412	777,185

		2,949,260

Pharmaceuticals (9.9%)
Bristol-Myers Squibb Co.	18,260	970,519
GlaxoSmithKline plc (ADR)	11,614	620,072
Merck & Co., Inc.	27,757	1,389,238
Novartis AG (ADR)	12,045	968,177
Pfizer, Inc.	37,227	1,140,263
Roche Holding AG (ADR)	8,877	623,165
Sanofi S.A. (ADR)	17,409	933,645

		6,645,079

Total Health Care		9,594,339

Industrials (7.0%)
Aerospace & Defense (2.0%)
Honeywell International, Inc.	5,755	525,834
Textron, Inc.	21,580	793,281

		1,319,115

Building Products (0.2%)
Allegion plc*	2,591	114,481

Electrical Equipment (1.2%)
Emerson Electric Co.	11,453	803,772

Industrial Conglomerates (2.2%)
General Electric Co.	52,815	1,480,405

Machinery (1.4%)
Ingersoll-Rand plc	15,932	981,411

Total Industrials		4,699,184

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Information Technology (9.5%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	34,892	$783,325

Computers & Peripherals (1.9%)
Hewlett-Packard Co.	44,684	1,250,258

Electronic Equipment, Instruments & Components (1.2%)
Corning, Inc.	45,078	803,290

Internet Software & Services (2.0%)
eBay, Inc.*	16,713	917,377
Yahoo!, Inc.*	11,550	467,082

		1,384,459

Semiconductors & Semiconductor Equipment (0.8%)
Intel Corp.	21,053	546,536

Software (2.4%)
Autodesk, Inc.*	8,498	427,704
Microsoft Corp.	32,250	1,207,118

		1,634,822

Total Information Technology		6,402,690

Materials (2.1%)
Metals & Mining (1.0%)
Alcoa, Inc.	62,120	660,336

Paper & Forest Products (1.1%)
International Paper Co.	14,800	725,644

Total Materials		1,385,980

Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	7,368	$259,059
Verizon Communications, Inc.	7,994	392,825
Vivendi S.A.	8,015	211,208

		863,092

Wireless Telecommunication Services (0.9%)
Vodafone Group plc (ADR)	15,698	617,088

Total Telecommunication Services		1,480,180

Utilities (2.2%)
Electric Utilities (1.6%)
FirstEnergy Corp.	9,586	316,146
PPL Corp.	24,729	744,096

		1,060,242

Multi-Utilities (0.6%)
PG&E Corp.	11,133	448,437

Total Utilities		1,508,679

Total Investments (95.9%) (Cost $44,983,899)		64,458,436

Other Assets Less Liabilities (4.1%)		2,767,394

Net Assets (100%)		$67,225,830

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/17/14	Bank of New York Mellon Corp.	326	$536,237	$540,511	$(4,274)
British Pound vs. U.S. Dollar, expiring 1/17/14	CIBC World Markets, Inc.	326	536,263	540,510	(4,247)
British Pound vs. U.S. Dollar, expiring 1/17/14	Citibank N.A.	291	478,046	481,767	(3,721)
British Pound vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	326	536,227	540,510	(4,283)
Canadian Dollar vs. U.S. Dollar, expiring 1/17/14	CIBC World Markets, Inc.	642	603,069	604,163	(1,094)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of New York Mellon Corp.	420	577,313	578,083	(770)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	CIBC World Markets, Inc.	420	577,240	578,083	(843)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Citibank N.A.	420	577,321	578,083	(762)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	425	583,635	584,448	(813)
Swiss Franc vs. U.S. Dollar, expiring 1/17/14	Bank of New York Mellon Corp.	396	445,527	444,355	1,172
Swiss Franc vs. U.S. Dollar, expiring 1/17/14	Citibank N.A.	362	406,662	405,602	1,060
Swiss Franc vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	396	445,426	444,355	1,071

					$(17,504)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$10,060,201	$—	$—	$10,060,201
Consumer Staples	3,505,332	—	—	3,505,332
Energy	9,786,972	—	—	9,786,972
Financials	16,034,879	—	—	16,034,879
Health Care	9,594,339	—	—	9,594,339
Industrials	4,699,184	—	—	4,699,184
Information Technology	6,402,690	—	—	6,402,690
Materials	1,385,980	—	—	1,385,980
Telecommunication Services	1,268,972	211,208	—	1,480,180
Utilities	1,508,679	—	—	1,508,679
Forward Currency Contracts	—	3,303	—	3,303

Total Assets	$64,247,228	$214,511	$—	$64,461,739

Liabilities:
Forward Currency Contracts	$—	$(20,807)	$—	$(20,807)

Total Liabilities	$—	$(20,807)	$—	$(20,807)

Total	$64,247,228	$193,704	$—	$64,440,932

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	3,303
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,303

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(20,807)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(20,807)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(834,951)	—	(834,951)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(834,951)	$—	$(834,951)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	461,890	—	461,890
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$461,890	$—	$461,890

^ This Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $23,005,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of New York Mellon Corp.	$1,172	$(1,172)	$—	$—
Citibank N.A.	1,060	(1,060)	—	—
State Street Bank & Trust	1,071	(1,071)	—	—

	$3,303	$(3,303)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of New York Mellon Corp.	$5,044	$(1,172)	$—	$3,872
Citibank N.A.	4,483	(1,060)	—	3,423
State Street Bank & Trust	5,096	(1,071)	—	4,025
CIBC World Markets, Inc.	6,184	—	—	6,184

	$20,807	$(3,303)	$—	$17,504

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$41,404,342
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$30,715,596

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,578,886
Aggregate gross unrealized depreciation	(611,259)

Net unrealized appreciation	$18,967,627

Federal income tax cost of investments	$45,490,809

For the year ended December 31, 2013, the Portfolio incurred approximately $741 as brokerage commissions with Sanford C. Bernstein & Co. LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $33,389,278, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $10,219,374 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

ASSETS
Investments at value (Cost $44,983,899)	$64,458,436
Cash	2,599,812
Foreign cash (Cost $268)	288
Receivable from Separate Accounts for Trust shares sold	172,349
Receivable for securities sold	135,489
Dividends, interest and other receivables	96,249
Unrealized appreciation on forward foreign currency contracts	3,303
Other assets	1,412

Total assets	67,467,338

LIABILITIES
Payable for securities purchased	95,658
Payable to Separate Accounts for Trust shares redeemed	61,157
Investment management fees payable	23,302
Unrealized depreciation on forward foreign currency contracts	20,807
Administrative fees payable	15,655
Distribution fees payable - Class IB	10,918
Distribution fees payable - Class IA	2,297
Accrued expenses	11,714

Total liabilities	241,508

NET ASSETS	$67,225,830

Net assets were comprised of:
Paid in capital	$81,763,178
Accumulated undistributed net investment income (loss)	(82,245)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(33,912,157)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	19,457,054

Net assets	$67,225,830

Class IA
Net asset value, offering and redemption price per share, $10,933,468 / 780,354 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.01

Class IB
Net asset value, offering and redemption price per share, $53,094,973 / 3,786,410 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.02

Class K
Net asset value, offering and redemption price per share, $3,197,389 / 228,690 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $53,913 foreign withholding tax)	$4,787,663
Interest	12,060

Total income	4,799,723

EXPENSES
Investment management fees	1,484,562
Distribution fees - Class IB	547,478
Administrative fees	261,652
Professional fees	43,062
Printing and mailing expenses	24,501
Distribution fees - Class IA	22,224
Custodian fees	21,500
Trustees’ fees	7,212
Miscellaneous	7,489

Gross expenses	2,419,680
Less: Waiver from investment manager	(134,793)
Fees paid indirectly	(9,680)

Net expenses	2,275,207

NET INVESTMENT INCOME (LOSS)	2,524,516

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	102,841,408
Foreign currency transactions	(265,515)

Net realized gain (loss)	102,575,893

Change in unrealized appreciation (depreciation) on:
Investments	(26,228,999)
Foreign currency translations	461,904

Net change in unrealized appreciation (depreciation)	(25,767,095)

NET REALIZED AND UNREALIZED GAIN (LOSS)	76,808,798

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,333,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,524,516	$4,380,703
Net realized gain (loss) on investments and foreign currency transactions	102,575,893	12,808,821
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(25,767,095)	32,150,925

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,333,314	49,340,449

DIVIDENDS:
Dividends from net investment income
Class IA	(411,741)	(77,518)
Class IB	(1,954,494)	(3,683,909)
Class K†	(124,988)	—

TOTAL DIVIDENDS	(2,491,223)	(3,761,427)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 484,036 and 324,476 shares, respectively ]	6,157,322	3,269,542
Capital shares issued in reinvestment of dividends [ 30,136 and 7,189 shares, respectively ]	411,741	77,518
Capital shares repurchased [ (320,450) and (232,613) shares, respectively ]	(4,119,864)	(2,352,059)

Total Class IA transactions	2,449,199	995,001

Class IB
Capital shares sold [ 4,482,889 and 3,113,207 shares, respectively ]	55,399,141	31,651,482
Capital shares issued in reinvestment of dividends [ 142,940 and 341,245 shares, respectively ]	1,954,494	3,683,909
Capital shares repurchased [ (3,076,487) and (4,931,701) shares, respectively ]	(37,972,564)	(50,212,455)
Capital shares repurchased in-kind (Note 9)[ (25,535,585) and 0 shares, respectively ]	(340,684,665)	—

Total Class IB transactions	(321,303,594)	(14,877,064)

Class K †
Capital shares sold [ 222,309 and 0 shares, respectively ]	3,051,832	—
Capital shares issued in reinvestment of dividends and distributions [ 9,168 and 0 shares, respectively ]	124,988	—
Capital shares repurchased [ (2,787) and 0 shares, respectively ]	(38,732)	—

Total Class K transactions	3,138,088	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(315,716,307)	(13,882,063)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(238,874,216)	31,696,959
NET ASSETS:
Beginning of year	306,100,046	274,403,087

End of year (a)	$67,225,830	$306,100,046

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(82,245)	$187,367

† Class K commenced operations on October 29, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.78	$9.22	$9.55	$8.38	$6.61

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.15 (e)	0.16 (e)	0.13 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.63	1.54	(0.33)	1.17	1.78

Total from investment operations	3.77	1.69	(0.17)	1.30	1.90

Less distributions:
Dividends from net investment income	(0.54)	(0.13)	(0.16)	(0.13)	(0.13)

Net asset value, end of year	$14.01	$10.78	$9.22	$9.55	$8.38

Total return	35.10%	18.37%	(1.77)%	15.61%	28.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,933	$6,325	$4,494	$2,934	$1,294
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	1.00%	0.99%	0.74%	0.74%	0.73%
Before waivers and fees paid indirectly	1.11%	1.05%	0.78%	0.80%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers	1.08%	1.48%	1.63%	1.43%	1.72%
After waivers and fees paid indirectly	1.09%	1.48%	1.64%	1.44%	1.74%
Before waivers and fees paid indirectly	0.98	1.43%	1.60%	1.38%	1.65%
Portfolio turnover rate	15%	17%	25%	21%	27%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.79	$9.23	$9.56	$8.39	$6.62

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.15 (e)	0.13 (e)	0.10 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.63	1.54	(0.33)	1.18	1.78

Total from investment operations	3.77	1.69	(0.20)	1.28	1.88

Less distributions:
Dividends from net investment income	(0.54)	(0.13)	(0.13)	(0.11)	(0.11)

Net asset value, end of year	$14.02	$10.79	$9.23	$9.56	$8.39

Total return	35.06%	18.35%	(2.01)%	15.30%	28.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,095	$299,775	$269,909	$270,858	$245,914
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	1.00%	0.99%	0.99%	0.99%	0.98%
Before waivers and fees paid indirectly	1.06%	1.05%	1.03%	1.05%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers	1.10%	1.47%	1.36%	1.20%	1.47%
After waivers and fees paid indirectly	1.10%	1.48%	1.37%	1.20%	1.49%
Before waivers and fees paid indirectly	1.04%	1.42%	1.33%	1.14%	1.40%
Portfolio turnover rate	15%	17%	25%	21%	27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	October 29, 2013* to December 31, 2013
Net asset value, beginning of period	$13.71

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.80

Total from investment operations	0.84

Less distributions:
Dividends from net investment income	(0.57)

Net asset value, end of period	$13.98

Total return (b)	6.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,197
Ratio of expenses to average net assets:
After waivers (a)	0.75%
After waivers and fees paid indirectly (a)	0.75%
Before waivers and fees paid indirectly (a)	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.57%
After waivers and fees paid indirectly (a)	1.57%
Before waivers and fees paid indirectly (a)	1.39%
Portfolio turnover rate	15%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	35.77%	17.43%	6.46%
Portfolio – Class IB Shares*	35.77	17.25	6.24
Portfolio – Class K Shares***	36.11	N/A	24.80
Russell 1000® Value Index	32.53	16.67	7.58
* Date of inception 5/1/97. ** Date of inception 10/2/02. *** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 35.77% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 32.53% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Within pharmaceutical/medical technology, a handful of names aided performance. Specifically, Bristol-Myers Squibb Co. released positive results from clinical trials of its lung cancer drug and continues to make headway in immunotherapy.

•

Stock selection was strong in the Basic Materials sector, aided by a position in United States Steel Corp. U.S. Steel’s restructuring efforts, focused on improving shareholder value, have lifted the share price throughout the year.

•

Stock selection was also strong in the insurance sector, especially from overweight positions in MetLife Inc. and Prudential Financial Inc., which have done well despite divergent strategies. Prudential has been able to expand return on equity through mergers and acquisitions, pension closeouts and capital management while MetLife has been moving away from businesses that have high asset/equity leverage to reduce overall risk levels.

What hurt performance during the year:

•

Within systems and network hardware, Cisco Systems Inc. continued to be problematic, reporting disappointing results, and guided for sustained softness for future quarters from emerging markets, and as the company makes transitions in core products.

•

Stock selection in semiconductors detracted from performance, as overweight positions in Broadcom Corp. and Qualcomm, Inc. did not work. Wireless weakness weighed on Broadcom; Qualcomm has been hurt by increased competition from low-cost chip providers within the maturing smartphone market.

•	Within media, Time Warner, Inc. was among the biggest detractors.

Portfolio Positioning and Outlook

While we do not expect equity markets to repeat the impressive returns that were generated in 2013, we remain constructive on U.S. equities for 2014. The new year begins with less fiscal drag in the U.S. and Europe, which we believe improves prospects for global growth, and supportive monetary policy. We believe 2014 will be quieter on the fiscal front, given that the first bipartisan budget agreement was reached by a divided Congress since 1986 and the upcoming mid-term U.S. elections could foster more cooperation between the parties. Global manufacturing surveys for December signal strong acceleration in manufacturing. With the exception of select emerging markets, central banks across the globe are expected to maintain accommodative policies for the foreseeable future.

With risks to our outlook acknowledged, we believe the U.S. economy is well positioned for further expansion. Given the mounting evidence that the U.S. and most of the global economy continues to recover from the financial crisis, we believe that profits and revenues for U.S. companies can grow in 2014.

At year end, the Portfolio was positioned for recovery, overweighting more cyclical sectors and underweighting more defensive areas. It was also underweight in some of the higher yielding areas of the market, like real estate investment trusts and utilities, where we believe valuations have gotten stretched. At the industry level, the Portfolio emphasized autos and transportation and health services and systems. As the housing recovery continues to unfold, we expect strong sales of pickup trucks as construction improves.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	27.4%
Energy	14.1
Health Care	13.7
Information Technology	10.8
Industrials	10.2
Consumer Discretionary	10.1
Consumer Staples	5.2
Materials	3.8
Utilities	2.1
Telecommunication Services	0.2
Cash and Other	2.4

100.0%

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,156.50	$5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,156.99	5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,158.48	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.1%)
Auto Components (1.2%)
TRW Automotive Holdings Corp.*	23,440	$1,743,702

Automobiles (3.6%)
Ford Motor Co.	68,184	1,052,079
General Motors Co.*	96,830	3,957,442

		5,009,521

Hotels, Restaurants & Leisure (1.2%)
Royal Caribbean Cruises Ltd.	34,018	1,613,133

Household Durables (0.6%)
D.R. Horton, Inc.*	11,100	247,752
Lennar Corp., Class A	14,340	567,290

		815,042

Media (2.3%)
DISH Network Corp., Class A*	10,500	608,160
Gannett Co., Inc.	9,800	289,884
Time Warner, Inc.	34,319	2,392,721

		3,290,765

Multiline Retail (1.2%)
Macy’s, Inc.	31,387	1,676,066

Total Consumer Discretionary		14,148,229

Consumer Staples (5.2%)
Beverages (0.6%)
Molson Coors Brewing Co., Class B	15,700	881,555

Food & Staples Retailing (2.3%)
CVS Caremark Corp.	31,768	2,273,636
Wal-Mart Stores, Inc.	12,200	960,018

		3,233,654

Food Products (0.8%)
Archer-Daniels-Midland Co.	26,273	1,140,248

Household Products (1.5%)
Procter & Gamble Co.	24,770	2,016,526

Total Consumer Staples		7,271,983

Energy (14.1%)
Energy Equipment & Services (2.2%)
Ensco plc, Class A	17,449	997,734
Halliburton Co.	19,700	999,775
Noble Corp. plc	30,400	1,139,088

		3,136,597

Oil, Gas & Consumable Fuels (11.9%)
Anadarko Petroleum Corp.	15,278	1,211,851
Chevron Corp.	55,474	6,929,257
EOG Resources, Inc.	4,200	704,928
Exxon Mobil Corp.	45,235	4,577,782
Marathon Oil Corp.	25,500	900,150
Marathon Petroleum Corp.	14,801	1,357,696
Phillips 66	5,047	389,275
Valero Energy Corp.	11,340	571,536

		16,642,475

Total Energy		19,779,072

Financials (27.4%)
Capital Markets (7.1%)
Goldman Sachs Group, Inc.	12,001	$2,127,297
Invesco Ltd.	56,138	2,043,423
Morgan Stanley	48,766	1,529,302
Northern Trust Corp.	13,800	854,082
State Street Corp.	32,586	2,391,487
TD Ameritrade Holding Corp.	34,500	1,057,080

		10,002,671

Commercial Banks (6.4%)
CIT Group, Inc.	5,400	281,502
East West Bancorp, Inc.	12,771	446,602
First Niagara Financial Group, Inc.	36,500	387,630
Huntington Bancshares, Inc./Ohio	85,150	821,697
PNC Financial Services Group, Inc.	11,300	876,654
SunTrust Banks, Inc.	24,494	901,624
SVB Financial Group*	3,400	356,524
Wells Fargo & Co.	101,823	4,622,764
Zions Bancorp	10,900	326,564

		9,021,561

Consumer Finance (0.6%)
Capital One Financial Corp.	11,026	844,702

Diversified Financial Services (6.2%)
Bank of America Corp.	225,931	3,517,746
Citigroup, Inc.	80,055	4,171,666
IntercontinentalExchange Group, Inc.	4,500	1,012,140

		8,701,552

Insurance (6.7%)
ACE Ltd.	21,688	2,245,359
Hartford Financial Services Group, Inc.	27,173	984,478
Marsh & McLennan Cos., Inc.	13,000	628,680
MetLife, Inc.	70,058	3,777,527
Prudential Financial, Inc.	11,228	1,035,446
XL Group plc	21,500	684,560

		9,356,050

Real Estate Investment Trusts (REITs) (0.4%)
CBL & Associates Properties, Inc. (REIT)	14,900	267,604
Liberty Property Trust (REIT)	8,300	281,121

		548,725

Total Financials		38,475,261

Health Care (13.7%)
Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	40,300	1,544,699

Health Care Providers & Services (5.6%)
Cigna Corp.	15,125	1,323,135
Humana, Inc.	16,824	1,736,573
UnitedHealth Group, Inc.	63,290	4,765,737

		7,825,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Pharmaceuticals (7.0%)
Bristol-Myers Squibb Co.	15,218	$808,837
Johnson & Johnson	69,398	6,356,163
Merck & Co., Inc.	52,966	2,650,948

		9,815,948

Total Health Care		19,186,092

Industrials (10.2%)
Aerospace & Defense (2.0%)
Textron, Inc.	21,400	786,664
United Technologies Corp.	17,385	1,978,413

		2,765,077

Airlines (0.6%)
Delta Air Lines, Inc.	19,700	541,159
Southwest Airlines Co.	16,111	303,531

		844,690

Construction & Engineering (1.4%)
Fluor Corp.	24,465	1,964,295

Electrical Equipment (0.3%)
Eaton Corp. plc	5,500	418,660

Machinery (2.5%)
AGCO Corp.	2,308	136,610
PACCAR, Inc.	50,965	3,015,599
SPX Corp.	4,193	417,665

		3,569,874

Road & Rail (3.4%)
CSX Corp.	89,917	2,586,912
Norfolk Southern Corp.	23,603	2,191,067

		4,777,979

Total Industrials		14,340,575

Information Technology (10.8%)
Communications Equipment (2.7%)
Cisco Systems, Inc.	137,253	3,081,330
QUALCOMM, Inc.	9,000	668,250

		3,749,580

Computers & Peripherals (2.5%)
Apple, Inc.	4,654	2,611,406
Hewlett-Packard Co.	30,743	860,189

		3,471,595

IT Services (0.2%)
Accenture plc, Class A	4,400	361,768

Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials, Inc.	61,187	1,082,398
Broadcom Corp., Class A	13,910	412,432
Freescale Semiconductor Ltd.*	22,000	353,100
KLA-Tencor Corp.	21,933	1,413,801
Lam Research Corp.*	18,400	1,001,880
Teradyne, Inc.*	28,900	509,218

		4,772,829

Software (2.0%)
Microsoft Corp.	22,910	857,521
Oracle Corp.	51,119	1,955,813

		2,813,334

Total Information Technology		15,169,106

Materials (3.8%)
Chemicals (0.5%)
Axiall Corp.	8,347	$395,981
Methanex Corp.	5,400	319,896

		715,877

Metals & Mining (3.3%)
Alcoa, Inc.	103,180	1,096,803
Alumina Ltd. (ADR)*	33,900	134,244
Century Aluminum Co.*	15,600	163,176
Freeport-McMoRan Copper & Gold, Inc.	50,500	1,905,870
Nucor Corp.	7,825	417,699
United States Steel Corp.	31,200	920,400

		4,638,192

Total Materials		5,354,069

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
Verizon Communications, Inc.	6,600	324,324

Total Telecommunication Services		324,324

Utilities (2.1%)
Electric Utilities (1.2%)
NextEra Energy, Inc.	19,340	1,655,891

Multi-Utilities (0.9%)
CMS Energy Corp.	22,900	613,033
Sempra Energy	7,870	706,411

		1,319,444

Total Utilities		2,975,335

Total Common Stocks (97.6%) (Cost $108,414,402)		137,024,046

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (2.5%)
U.S. Treasury Bills 0.01%, 1/2/14(p)	$3,422,000	3,422,000

Total Government Securities		3,422,000

Total Short-Term Investments (2.5%) (Cost $3,422,000)		3,422,000

Total Investments (100.1%) (Cost $111,836,402)		140,446,046
Other Assets Less Liabilities (-0.1%)		(97,632)

Net Assets (100%)		$140,348,414

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	15	March-14	$1,347,705	$1,380,825	$33,120

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,148,229	$—	$—	$14,148,229
Consumer Staples	7,271,983	—	—	7,271,983
Energy	19,779,072	—	—	19,779,072
Financials	38,475,261	—	—	38,475,261
Health Care	19,186,092	—	—	19,186,092
Industrials	14,340,575	—	—	14,340,575
Information Technology	15,169,106	—	—	15,169,106
Materials	5,354,069	—	—	5,354,069
Telecommunication Services	324,324	—	—	324,324
Utilities	2,975,335	—	—	2,975,335
Futures	33,120	—	—	33,120
Short-Term Investments	—	3,422,000	—	3,422,000

Total Assets	$137,057,166	$3,422,000	$—	$140,479,166

Total Liabilities	$—	$—	$—	$—

Total	$137,057,166	$3,422,000	$—	$140,479,166

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$–	*
Foreign exchange contracts	Receivables	–
Credit contracts	Receivables	–
Equity contracts	Receivables, Net assets - Unrealized appreciation	33,120	*
Commodity contracts	Receivables	–
Other contracts	Receivables	–

Total		$33,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$–	*
Foreign exchange contracts	Payables	–
Credit contracts	Payables	–
Equity contracts	Payables, Net assets - Unrealized depreciation	–	*
Commodity contracts	Payables	–
Other contracts	Payables	–

Total		$–

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$–	$–	$–	$–	$–
Foreign exchange contracts	–	–	–	–	–
Credit contracts	–	–	–	–	–
Equity contracts	–	292,786	–	–	292,786
Commodity contracts	–	–	–	–	–
Other contracts	–	–	–	–	–

Total	$–	$292,786	$–	$–	$292,786

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$–	$–	$–	$–	$–
Foreign exchange contracts	–	–	–	–	–
Credit contracts	–	–	–	–	–
Equity contracts	–	33,120	–	–	33,120
Commodity contracts	–	–	–	–	–
Other contracts	–	–	–	–	–

Total	$–	$33,120	$–	$–	$33,120

^ The Portfolio held futures as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,772,000 for five months during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$33,120	(c)	$—	$—	$33,120

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$366,588,684
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$392,521,679

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,730,989
Aggregate gross unrealized depreciation	(339,617)

Net unrealized appreciation	$28,391,372

Federal income tax cost of investments	$112,054,674

The Portfolio has a net capital loss carryforward of $65,431,078, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $51,420,234 during 2013.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $111,836,402)	$140,446,046
Cash	659
Cash held as collateral at broker	310,000
Dividends, interest and other receivables	159,526
Receivable from Separate Accounts for Trust shares sold	28,128
Due from broker for futures variation margin	10,900
Other assets	1,591

Total assets	140,956,850

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	386,214
Investment management fees payable	59,962
Payable for securities purchased	53,378
Administrative fees payable	21,878
Distribution fees payable - Class IB	20,385
Distribution fees payable - Class IA	2,109
Trustees’ fees payable	645
Accrued expenses	63,865

Total liabilities	608,436

NET ASSETS	$140,348,414

Net assets were comprised of:
Paid in capital	$177,339,237
Accumulated undistributed net investment income (loss)	48,883
Accumulated undistributed net realized gain (loss) on investments and futures	(65,682,470)
Net unrealized appreciation (depreciation) on investments and futures	28,642,764

Net assets	$140,348,414

Class IA
Net asset value, offering and redemption price per share, $10,062,912 / 717,800 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.02

Class IB
Net asset value, offering and redemption price per share, $98,048,417 / 6,974,772 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.06

Class K
Net asset value, offering and redemption price per share, $32,237,085 / 2,299,478 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $2,325 foreign withholding tax)	$5,413,242
Interest	843

Total income	5,414,085

EXPENSES
Investment management fees	1,700,393
Distribution fees - Class IB	615,118
Administrative fees	317,464
Professional fees	46,914
Custodian fees	40,500
Printing and mailing expenses	29,214
Distribution fees - Class IA	22,232
Trustees’ fees	8,703
Miscellaneous	7,401

Gross expenses	2,787,939
Less: Waiver from investment manager	(22,594)

Net expenses	2,765,345

NET INVESTMENT INCOME (LOSS)	2,648,740

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	105,529,110
Futures	292,786

Net realized gain (loss)	105,821,896

Change in unrealized appreciation (depreciation) on:
Investments	(11,610,404)
Futures	33,120

Net change in unrealized appreciation (depreciation)	(11,577,284)

NET REALIZED AND UNREALIZED GAIN (LOSS)	94,244,612

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,893,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,648,740	$3,497,399
Net realized gain (loss) on investments and futures	105,821,896	34,662,889
Net change in unrealized appreciation (depreciation) on investments and futures	(11,577,284)	15,446,106

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,893,352	53,606,394

DIVIDENDS:
Dividends from net investment income
Class IA	(182,799)	(69,300)
Class IB	(1,767,481)	(3,178,835)
Class K	(659,421)	(284,816)

TOTAL DIVIDENDS	(2,609,701)	(3,532,951)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 323,534 and 285,362 shares, respectively ]	3,989,772	2,840,602
Capital shares issued in reinvestment of dividends [ 13,350 and 6,576 shares, respectively ]	182,799	69,300
Capital shares repurchased [ (322,616) and (205,156) shares, respectively ]	(3,983,522)	(2,032,645)

Total Class IA transactions	189,049	877,257

Class IB
Capital shares sold [ 2,197,371 and 2,783,228 shares, respectively ]	27,088,953	28,183,523
Capital shares issued in reinvestment of dividends [ 128,731 and 300,818 shares, respectively ]	1,767,481	3,178,835
Capital shares repurchased [ (4,049,637) and (6,926,641) shares, respectively ]	(49,257,439)	(69,878,887)
Capital shares repurchased in-kind (Note 9)[ (22,488,151) and 0 shares, respectively ]	(294,336,494)	—

Total Class IB transactions	(314,737,499)	(38,516,529)

Class K
Capital shares sold [ 415,097 and 339,642 shares, respectively ]	5,135,261	3,387,292
Capital shares issued in reinvestment of dividends [ 48,158 and 27,023 shares, respectively ]	659,421	284,816
Capital shares repurchased [ (422,431) and (413,091) shares, respectively ]	(5,253,518)	(4,129,371)
Capital shares repurchased in-kind (Note 9)[ (11) and 0 shares, respectively ]	(140)	—

Total Class K transactions	541,024	(457,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(314,007,426)	(38,096,535)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(219,723,775)	11,976,908
NET ASSETS:
Beginning of year	360,072,189	348,095,281

End of year (a)	$140,348,414	$360,072,189

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$48,883	$46,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.52	$9.15	$9.77	$8.81	$6.75

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.10 (e)	0.12 (e)	0.14 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments and futures	3.64	1.37	(0.61)	0.96	2.06

Total from investment operations	3.76	1.47	(0.49)	1.10	2.19

Less distributions:
Dividends from net investment income	(0.26)	(0.10)	(0.13)	(0.14)	(0.13)

Net asset value, end of year	$14.02	$10.52	$9.15	$9.77	$8.81

Total return	35.77%	16.07%	(5.00)%	12.57%	32.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,063	$7,399	$5,642	$27,383	$21,638
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	0.74%	0.73%	0.75%
Before waivers	1.02%	1.00%	0.74%	0.73%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers	0.99%	0.97%	1.28%	1.57%	1.73%
Before waivers	0.97%	0.97%	1.28%	1.57%	1.72%
Portfolio turnover rate	136%	129%	94%	65%	83%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.55	$9.17	$9.80	$8.83	$6.77

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.10 (e)	0.10 (e)	0.12 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments and futures	3.66	1.38	(0.63)	0.97	2.06

Total from investment operations	3.77	1.48	(0.53)	1.09	2.17

Less distributions:
Dividends from net investment income	(0.26)	(0.10)	(0.10)	(0.12)	(0.11)

Net asset value, end of year	$14.06	$10.55	$9.17	$9.80	$8.83

Total return	35.77%	16.14%	(5.32)%	12.38%	32.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$98,048	$328,919	$321,365	$376,137	$347,963
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	0.99%	0.98%	1.00%
Before waivers	1.02%	1.00%	0.99%	0.98%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	0.90%	0.95%	1.03%	1.31%	1.53%
Before waivers	0.89%	0.94%	1.03%	1.31%	1.52%
Portfolio turnover rate	136%	129%	94%	65%	83%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		December 1, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.52	$9.15	$9.26

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.12 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures	3.63	1.38	0.01

Total from investment operations	3.79	1.50	0.02

Less distributions:
Dividends from net investment income	(0.29)	(0.13)	(0.13)

Net asset value, end of period	$14.02	$10.52	$9.15

Total return (b)	36.11%	16.36%	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,237	$23,754	$21,088
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.75%
Before waivers (a)	0.77%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.25%	1.20%	1.28%
Before waivers (a)	1.22%	1.20%	1.28%
Portfolio turnover rate	136%	129%	94%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Capital Guardian Trust Company

➢	Institutional Capital LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	31.62%	16.11%	6.49%
Portfolio – Class IB Shares*	31.61	15.93	6.26
Portfolio – Class K Shares***	31.95	N/A	21.92
S&P 500 Index	32.39	17.94	7.41
VMI – LCC	32.39	16.27	9.21
* Date of inception 1/1/99. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.62% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P 500 Index, returned 32.39% and the VMI — LCC returned 32.39% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

From a sector allocation standpoint, both stock selection and a sector underweight in Information Technology benefited the Portfolio. An underweight in Apple, Inc. and IBM were notable contributors relative to the benchmark.

•	Consumer Discretionary and Telecommunication Services stock selection were both positive.

•

In the Consumer Services sector, Time Warner, Inc. and Viacom outperformed. Time Warner has benefited from growth in affiliate fees and Viacom has seen improved ratings and advertising revenues. Both have returned cash to shareholders via stock repurchase and dividends.

•	Health Care holding Gilead Sciences, Inc. saw its share price double over the year as it reported strong sales growth.

What hurt performance during the year:

•

Several key factors detracted from relative performance. Stock selection in Basic Industries was negative as Barrick Gold, Inc. lagged due to cost overruns and production delays. Stock selection in the Financials and Energy sectors also detracted from performance.

•

Other individual positions that detracted from relative performance included electric utility Exelon Corp., which was hampered by a weakened outlook for power prices, and Canadian energy firm Encana Corporation. Underweighting Google was also detrimental to performance.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	12.6%
Financials	11.9
Consumer Discretionary	11.8
Health Care	9.3
Industrials	9.0
Energy	7.8
Exchange Traded Funds	5.4
Consumer Staples	5.4
Materials	2.7
Utilities	1.9
Telecommunication Services	1.7
Cash and Other	20.5

100.0%

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,163.23	$4.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.63	4.62
Class IB
Actual	1,000.00	1,163.17	4.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.63	4.63
Class K
Actual	1,000.00	1,164.63	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.89	3.35

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.91%, 0.91% and 0.66%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.8%)
Auto Components (0.9%)
BorgWarner, Inc.	14,331	$801,246
Delphi Automotive plc	110,558	6,647,853
Goodyear Tire & Rubber Co.	15,549	370,844
Johnson Controls, Inc.	291,955	14,977,291

		22,797,234

Automobiles (0.7%)
Ford Motor Co.	614,548	9,482,476
General Motors Co.*	146,430	5,984,594
Harley-Davidson, Inc.	13,921	963,890

		16,430,960

Distributors (0.0%)
Genuine Parts Co.	9,718	808,440

Diversified Consumer Services (0.0%)
H&R Block, Inc.	17,200	499,488

Hotels, Restaurants & Leisure (1.2%)
Carnival Corp.	128,373	5,156,743
Chipotle Mexican Grill, Inc.*	1,948	1,037,856
Darden Restaurants, Inc.	8,218	446,813
International Game Technology	15,659	284,367
Marriott International, Inc., Class A	14,142	698,049
McDonald’s Corp.	62,663	6,080,191
Starbucks Corp.	131,998	10,347,323
Starwood Hotels & Resorts Worldwide, Inc.	12,058	958,008
Wyndham Worldwide Corp.	8,203	604,479
Wynn Resorts Ltd.	5,085	987,558
Yum! Brands, Inc.	28,042	2,120,256

		28,721,643

Household Durables (1.2%)
D.R. Horton, Inc.*	176,683	3,943,565
Garmin Ltd.	7,740	357,743
Harman International Industries, Inc.	4,251	347,944
Leggett & Platt, Inc.	8,884	274,871
Lennar Corp., Class A	98,430	3,893,891
Mohawk Industries, Inc.*	3,842	572,074
Newell Rubbermaid, Inc.	295,474	9,576,312
PulteGroup, Inc.	21,697	441,968
Whirlpool Corp.	60,312	9,460,540

		28,868,908

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	34,285	13,672,515
Expedia, Inc.	6,481	451,467
Netflix, Inc.*	3,732	1,374,010
priceline.com, Inc.*	3,239	3,765,014
TripAdvisor, Inc.*	6,975	577,739

		19,840,745

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	7,268	399,813
Mattel, Inc.	21,308	1,013,834

		1,413,647

Media (3.7%)
Cablevision Systems Corp. - New York Group, Class A	13,466	$241,445
CBS Corp. (Non-Voting), Class B	35,142	2,239,951
Charter Communications, Inc., Class A*	39,968	5,466,024
Comcast Corp., Class A	244,825	12,722,331
DIRECTV*	30,771	2,125,968
Discovery Communications, Inc.,
Class A*	14,209	1,284,778
DreamWorks Animation SKG, Inc.,
Class A*	75,760	2,689,480
Gannett Co., Inc.	267,586	7,915,194
Graham Holdings Co., Class B*	274	181,750
Interpublic Group of Cos., Inc.	26,197	463,687
News Corp., Class A*	31,336	564,675
Omnicom Group, Inc.	16,204	1,205,091
Scripps Networks Interactive, Inc.,
Class A	94,402	8,157,277
Sirius XM Holdings, Inc.*	1,704,865	5,949,979
Time Warner Cable, Inc.	17,751	2,405,260
Time Warner, Inc.	190,438	13,277,337
Twenty-First Century Fox, Inc., Class A	123,578	4,347,474
Viacom, Inc., Class B	120,184	10,496,871
Walt Disney Co.	102,920	7,863,088

		89,597,660

Multiline Retail (0.3%)
Dollar General Corp.*	18,551	1,118,996
Dollar Tree, Inc.*	13,101	739,158
Family Dollar Stores, Inc.	6,085	395,343
Kohl’s Corp.	12,672	719,136
Macy’s, Inc.	23,201	1,238,933
Nordstrom, Inc.	9,007	556,633
Target Corp.	39,803	2,518,336

		7,286,535

Specialty Retail (1.8%)
AutoNation, Inc.*	4,066	202,040
AutoZone, Inc.*	2,142	1,023,748
Bed Bath & Beyond, Inc.*	13,521	1,085,736
Best Buy Co., Inc.	17,215	686,534
CarMax, Inc.*	14,061	661,148
GameStop Corp., Class A	7,356	362,357
Gap, Inc.	16,676	651,698
Home Depot, Inc.	174,192	14,342,969
L Brands, Inc.	15,352	949,521
Lowe’s Cos., Inc.	65,859	3,263,313
O’Reilly Automotive, Inc.*	6,757	869,693
PetSmart, Inc.	6,529	474,985
Ross Stores, Inc.	79,843	5,982,636
Signet Jewelers Ltd.	60,671	4,774,808
Staples, Inc.	41,579	660,690
Tiffany & Co.	39,068	3,624,729
TJX Cos., Inc.	44,786	2,854,212
Urban Outfitters, Inc.*	6,860	254,506

		42,725,323

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.	119,956	$6,733,130
Fossil Group, Inc.*	3,092	370,854
Lululemon Athletica, Inc.*	36,658	2,163,922
Michael Kors Holdings Ltd.*	11,298	917,285
NIKE, Inc., Class B	161,562	12,705,236
PVH Corp.	5,135	698,463
Ralph Lauren Corp.	3,753	662,667
VF Corp.	22,180	1,382,701

		25,634,258

Total Consumer Discretionary		284,624,841

Consumer Staples (5.4%)
Beverages (1.1%)
Beam, Inc.	66,347	4,515,577
Brown-Forman Corp., Class B	10,201	770,890
Coca-Cola Co.	239,166	9,879,947
Coca-Cola Enterprises, Inc.	15,201	670,820
Constellation Brands, Inc., Class A*	10,493	738,497
Dr. Pepper Snapple Group, Inc.	12,630	615,334
Molson Coors Brewing Co., Class B	9,953	558,861
Monster Beverage Corp.*	8,549	579,366
PepsiCo, Inc.	96,580	8,010,345

		26,339,637

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	27,515	3,274,560
CVS Caremark Corp.	180,106	12,890,186
Kroger Co.	32,775	1,295,596
Safeway, Inc.	15,543	506,235
Sprouts Farmers Market, Inc.*	58,500	2,248,155
Sysco Corp.	36,619	1,321,946
Walgreen Co.	54,841	3,150,067
Wal-Mart Stores, Inc.	101,888	8,017,567
Whole Foods Market, Inc.	23,432	1,355,073

		34,059,385

Food Products (0.9%)
Archer-Daniels-Midland Co.	41,431	1,798,105
Campbell Soup Co.	11,308	489,410
ConAgra Foods, Inc.	26,561	895,106
General Mills, Inc.	39,939	1,993,356
Hershey Co.	9,432	917,073
Hormel Foods Corp.	8,471	382,635
J.M. Smucker Co.	6,619	685,861
Kellogg Co.	16,191	988,784
Kraft Foods Group, Inc.	37,522	2,023,186
McCormick & Co., Inc. (Non-Voting)	8,312	572,863
Mead Johnson Nutrition Co.	12,717	1,065,176
Mondelez International, Inc., Class A	228,466	8,064,850
Tyson Foods, Inc., Class A	17,098	572,099

		20,448,504

Household Products (1.1%)
Clorox Co.	8,124	753,582
Colgate-Palmolive Co.	55,351	3,609,439

Kimberly-Clark Corp.	24,032	$2,510,383
Procter & Gamble Co.	254,201	20,694,503

		27,567,907

Personal Products (0.2%)
Avon Products, Inc.	266,835	4,594,899
Estee Lauder Cos., Inc., Class A	16,122	1,214,309

		5,809,208

Tobacco (0.7%)
Altria Group, Inc.	125,951	4,835,259
Lorillard, Inc.	23,193	1,175,421
Philip Morris International, Inc.	100,899	8,791,330
Reynolds American, Inc.	19,736	986,603

		15,788,613

Total Consumer Staples		130,013,254

Energy (7.8%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	27,908	1,542,196
Cameron International Corp.*	14,976	891,521
Diamond Offshore Drilling, Inc.	4,373	248,911
Ensco plc, Class A	87,122	4,981,636
FMC Technologies, Inc.*	14,895	777,668
Halliburton Co.	303,459	15,400,544
Helmerich & Payne, Inc.	6,748	567,372
Nabors Industries Ltd.	16,341	277,634
National Oilwell Varco, Inc.	26,958	2,143,970
Noble Corp. plc	15,952	597,722
Rowan Cos., plc, Class A*	7,816	276,374
Schlumberger Ltd.	152,767	13,765,834
Transocean Ltd.	21,341	1,054,672

		42,526,054

Oil, Gas & Consumable Fuels (6.0%)
Anadarko Petroleum Corp.	31,692	2,513,809
Apache Corp.	25,140	2,160,532
Cabot Oil & Gas Corp.	26,516	1,027,760
Cenovus Energy, Inc.	170,551	4,886,286
Chesapeake Energy Corp.	31,824	863,703
Chevron Corp.	246,688	30,813,798
Cobalt International Energy, Inc.*	106,624	1,753,965
ConocoPhillips Co.	77,151	5,450,718
CONSOL Energy, Inc.	14,411	548,194
Denbury Resources, Inc.*	23,076	379,139
Devon Energy Corp.	24,031	1,486,798
Enbridge, Inc.	61,000	2,664,480
Encana Corp.	149,400	2,696,670
EOG Resources, Inc.	17,190	2,885,170
EQT Corp.	9,489	851,922
Exxon Mobil Corp.	395,420	40,016,504
Hess Corp.	17,910	1,486,530
Kinder Morgan, Inc.	42,395	1,526,220
Marathon Oil Corp.	218,165	7,701,225
Marathon Petroleum Corp.	18,955	1,738,742
Murphy Oil Corp.	11,065	717,897
Newfield Exploration Co.*	8,561	210,857
Noble Energy, Inc.	126,776	8,634,713
Occidental Petroleum Corp.	50,761	4,827,371
Peabody Energy Corp.	16,979	331,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Phillips 66	37,754	$2,911,966
Pioneer Natural Resources Co.	8,982	1,653,317
QEP Resources, Inc.	11,282	345,793
Range Resources Corp.	10,289	867,466
Southwestern Energy Co.*	119,429	4,697,143
Spectra Energy Corp.	42,190	1,502,808
Tesoro Corp.	8,361	489,119
Valero Energy Corp.	33,975	1,712,340
Williams Cos., Inc.	43,034	1,659,821
WPX Energy, Inc.*	12,633	257,461

		144,271,837

Total Energy		186,797,891

Financials (11.9%)
Capital Markets (1.5%)
Ameriprise Financial, Inc.	12,249	1,409,247
Bank of New York Mellon Corp.	72,324	2,527,001
BlackRock, Inc.	21,856	6,916,768
Charles Schwab Corp.	73,074	1,899,924
E*TRADE Financial Corp.*	18,073	354,954
Franklin Resources, Inc.	25,422	1,467,612
Goldman Sachs Group, Inc.	75,586	13,398,374
Invesco Ltd.	27,909	1,015,888
Legg Mason, Inc.	6,679	290,403
Morgan Stanley	87,245	2,736,003
Northern Trust Corp.	14,143	875,310
State Street Corp.	27,644	2,028,793
T. Rowe Price Group, Inc.	16,432	1,376,509

		36,296,786

Commercial Banks (1.8%)
BB&T Corp.	138,027	5,151,168
Comerica, Inc.	11,513	547,328
Fifth Third Bancorp	55,586	1,168,974
Huntington Bancshares, Inc./Ohio	52,275	504,454
KeyCorp	56,450	757,559
M&T Bank Corp.	8,199	954,528
PNC Financial Services Group, Inc.	136,011	10,551,733
Regions Financial Corp.	86,727	857,730
SunTrust Banks, Inc.	33,703	1,240,607
U.S. Bancorp/Minnesota	115,011	4,646,444
Wells Fargo & Co.	376,281	17,083,157
Zions Bancorp	11,617	348,045

		43,811,727

Consumer Finance (0.8%)
American Express Co.	58,018	5,263,973
Capital One Financial Corp.	142,357	10,905,970
Discover Financial Services	30,162	1,687,564
SLM Corp.	27,464	721,754

		18,579,261

Diversified Financial Services (3.1%)
Bank of America Corp.	1,176,019	18,310,616
Citigroup, Inc.	334,408	17,426,001
CME Group, Inc./Illinois	70,214	5,508,990
IntercontinentalExchange Group, Inc.	28,945	6,510,309

JPMorgan Chase & Co.	411,814	$24,082,883
Leucadia National Corp.	19,734	559,262
McGraw Hill Financial, Inc.	17,051	1,333,388
Moody’s Corp.	11,917	935,127
NASDAQ OMX Group, Inc.	7,275	289,545

		74,956,121

Insurance (3.2%)
ACE Ltd.	142,637	14,767,209
Aflac, Inc.	29,349	1,960,513
Allstate Corp.	28,640	1,562,026
American International Group, Inc.	92,721	4,733,407
Aon plc	123,299	10,343,553
Assurant, Inc.	4,575	303,643
Berkshire Hathaway, Inc., Class B*	113,361	13,440,080
Chubb Corp.	15,852	1,531,779
Cincinnati Financial Corp.	9,281	486,046
Genworth Financial, Inc., Class A*	31,109	483,123
Hartford Financial Services Group, Inc. .	28,149	1,019,838
Lincoln National Corp.	16,517	852,607
Loews Corp.	19,257	928,958
Marsh & McLennan Cos., Inc.	161,102	7,790,893
MetLife, Inc.	70,597	3,806,590
Principal Financial Group, Inc.	17,235	849,858
Progressive Corp.	151,775	4,138,904
Prudential Financial, Inc.	29,156	2,688,766
Torchmark Corp.	5,691	444,752
Travelers Cos., Inc.	22,925	2,075,629
Unum Group	16,440	576,715
XL Group plc	17,802	566,816

		75,351,705

Real Estate Investment Trusts (REITs) (1.5%)
American Tower Corp. (REIT)	238,643	19,048,484
Apartment Investment & Management
Co. (REIT), Class A	9,179	237,828
AvalonBay Communities, Inc. (REIT)	7,659	905,524
Boston Properties, Inc. (REIT)	9,628	966,362
Equity Residential (REIT)	21,104	1,094,665
General Growth Properties, Inc. (REIT).	33,843	679,229
HCP, Inc. (REIT)	28,728	1,043,401
Health Care REIT, Inc. (REIT)	18,180	973,903
Host Hotels & Resorts, Inc. (REIT)	47,630	925,927
Kimco Realty Corp. (REIT)	25,788	509,313
Macerich Co. (REIT)	8,846	520,941
Plum Creek Timber Co., Inc. (REIT)	11,142	518,214
Prologis, Inc. (REIT)	31,401	1,160,267
Public Storage (REIT)	9,101	1,369,883
Simon Property Group, Inc. (REIT)	19,542	2,973,511
Ventas, Inc. (REIT)	18,516	1,060,596

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Vornado Realty Trust (REIT)	10,952	$972,428
Weyerhaeuser Co. (REIT)	36,692	1,158,366

		36,118,842

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	17,520	460,776

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	29,921	282,155
People’s United Financial, Inc.	19,996	302,340

		584,495

Total Financials		286,159,713

Health Care (9.3%)
Biotechnology (2.5%)
Alexion Pharmaceuticals, Inc.*	12,346	1,642,759
Amgen, Inc.	47,491	5,421,573
Biogen Idec, Inc.*	14,875	4,161,281
Celgene Corp.*	25,950	4,384,512
Gilead Sciences, Inc.*	434,996	32,689,949
Regeneron Pharmaceuticals, Inc.*	4,946	1,361,337
Seattle Genetics, Inc.*	223,127	8,900,536
Vertex Pharmaceuticals, Inc.*	14,722	1,093,845

		59,655,792

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	97,369	3,732,154
Baxter International, Inc.	152,824	10,628,909
Becton, Dickinson and Co.	12,221	1,350,298
Boston Scientific Corp.*	84,066	1,010,473
C.R. Bard, Inc.	4,903	656,708
CareFusion Corp.*	13,303	529,726
Covidien plc	103,661	7,059,314
DENTSPLY International, Inc.	8,978	435,254
Edwards Lifesciences Corp.*	6,886	452,823
Intuitive Surgical, Inc.*	2,396	920,256
Medtronic, Inc.	62,870	3,608,109
St. Jude Medical, Inc.	18,378	1,138,517
Stryker Corp.	18,585	1,396,477
Varian Medical Systems, Inc.*	6,654	516,949
Zimmer Holdings, Inc.	10,768	1,003,470

		34,439,437

Health Care Providers & Services (1.3%)
Aetna, Inc.	23,140	1,587,173
AmerisourceBergen Corp.	14,483	1,018,300
Cardinal Health, Inc.	21,506	1,436,816
Centene Corp.*	50,730	2,990,533
Cigna Corp.	17,405	1,522,589
DaVita HealthCare Partners, Inc.*	11,114	704,294
Express Scripts Holding Co.*	116,851	8,207,614
Humana, Inc.	9,816	1,013,208
Laboratory Corp. of America Holdings*	5,501	502,626
McKesson Corp.	14,467	2,334,974
Molina Healthcare, Inc.*	100,308	3,485,703
Patterson Cos., Inc.	5,244	216,053
Quest Diagnostics, Inc.	9,154	490,105
Tenet Healthcare Corp.*	6,242	262,913

UnitedHealth Group, Inc.	63,400	$4,774,020
WellPoint, Inc.	18,602	1,718,639

		32,265,560

Health Care Technology (0.4%)
Cerner Corp.*	152,541	8,502,635

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	20,828	1,191,153
Life Technologies Corp.*	10,870	823,946
PerkinElmer, Inc.	7,078	291,826
Thermo Fisher Scientific, Inc.	22,756	2,533,881
Waters Corp.*	5,358	535,800

		5,376,606

Pharmaceuticals (3.5%)
AbbVie, Inc.	100,190	5,291,034
Actavis plc.*	10,961	1,841,448
Allergan, Inc.	18,712	2,078,529
Bristol-Myers Squibb Co.	311,647	16,564,038
Eli Lilly and Co.	62,435	3,184,185
Forest Laboratories, Inc.*	14,931	896,308
Hospira, Inc.*	10,440	430,963
Johnson & Johnson	177,687	16,274,352
Merck & Co., Inc.	184,013	9,209,851
Mylan, Inc.*	24,105	1,046,157
Perrigo Co. plc	8,378	1,285,688
Pfizer, Inc.	849,302	26,014,120
Zoetis, Inc.	31,481	1,029,114

		85,145,787

Total Health Care		225,385,817

Industrials (9.0%)
Aerospace & Defense (2.6%)
B/E Aerospace, Inc.*	70,036	6,095,233
Boeing Co.	159,023	21,705,049
General Dynamics Corp.	21,072	2,013,430
Hexcel Corp.*	153,025	6,838,687
Honeywell International, Inc.	122,826	11,222,612
L-3 Communications Holdings, Inc.	5,579	596,172
Lockheed Martin Corp.	16,943	2,518,746
Northrop Grumman Corp.	13,978	1,602,019
Precision Castparts Corp.	9,147	2,463,287
Raytheon Co.	20,117	1,824,612
Rockwell Collins, Inc.	8,506	628,763
Textron, Inc.	17,698	650,578
United Technologies Corp.	53,162	6,049,836

		64,209,024

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	9,545	556,856
Expeditors International of Washington, Inc.	12,941	572,639
FedEx Corp.	18,743	2,694,681
United Parcel Service, Inc., Class B	45,016	4,730,281

		8,554,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Airlines (0.1%)
Delta Air Lines, Inc.	53,871	$1,479,836
Southwest Airlines Co	43,863	826,379

		2,306,215

Building Products (0.0%)
Allegion plc*	5,619	248,289
Masco Corp.	22,469	511,619

		759,908

Commercial Services & Supplies (0.6%)
ADT Corp.	12,588	509,436
Cintas Corp.	6,337	377,622
Iron Mountain, Inc.	180,344	5,473,441
Pitney Bowes, Inc.	12,709	296,120
Republic Services, Inc.	17,000	564,400
Stericycle, Inc.*	5,395	626,737
Tyco International Ltd	29,304	1,202,636
Waste Connections, Inc.	102,263	4,461,735
Waste Management, Inc.	27,474	1,232,758

		14,744,885

Construction & Engineering (0.1%)
Fluor Corp.	10,284	825,703
Jacobs Engineering Group, Inc.*	8,290	522,187
Quanta Services, Inc.*	13,595	429,058

		1,776,948

Electrical Equipment (1.0%)
AMETEK, Inc.	15,409	811,592
Eaton Corp. plc	169,149	12,875,622
Emerson Electric Co.	44,330	3,111,080
Polypore International, Inc.*	138,819	5,400,059
Rockwell Automation, Inc.	8,731	1,031,655
Roper Industries, Inc.	6,252	867,027

		24,097,035

Industrial Conglomerates (2.0%)
3M Co.	40,279	5,649,130
Danaher Corp.	127,789	9,865,311
General Electric Co.	1,145,617	32,111,644

		47,626,085

Machinery (1.1%)
Caterpillar, Inc.	77,485	7,036,413
Cummins, Inc.	10,972	1,546,723
Deere & Co.	24,108	2,201,784
Dover Corp.	10,726	1,035,488
Flowserve Corp.	8,780	692,127
IDEX Corp.	64,737	4,780,827
Illinois Tool Works, Inc.	25,713	2,161,949
Ingersoll-Rand plc	16,868	1,039,069
Joy Global, Inc.	6,688	391,181
PACCAR, Inc.	22,295	1,319,195
Pall Corp.	6,974	595,231
Parker Hannifin Corp.	9,396	1,208,701
Pentair Ltd. (Registered)	12,550	974,759
Snap-on, Inc.	3,660	400,843
Stanley Black & Decker, Inc.	9,772	788,503
Xylem, Inc.	11,611	401,741

		26,574,534

Professional Services (0.6%)
Dun & Bradstreet Corp.	2,401	$294,722
Equifax, Inc.	7,664	529,506
Nielsen Holdings N.V.	150,035	6,885,106
Robert Half International, Inc.	8,722	366,237
Towers Watson & Co., Class A	44,700	5,704,167

		13,779,738

Road & Rail (0.5%)
CSX Corp.	63,830	1,836,389
Kansas City Southern	6,938	859,133
Norfolk Southern Corp.	39,836	3,697,976
Ryder System, Inc.	3,312	244,359
Union Pacific Corp.	29,004	4,872,672

		11,510,529

Trading Companies & Distributors (0.1%)
Fastenal Co.	17,187	816,554
W.W. Grainger, Inc.	3,890	993,584

		1,810,138

Total Industrials		217,749,496

Information Technology (12.6%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	578,259	12,981,915
F5 Networks, Inc.*	4,884	443,760
Harris Corp.	6,727	469,612
Juniper Networks, Inc.*	31,791	717,523
Motorola Solutions, Inc.	14,497	978,547
QUALCOMM, Inc.	106,394	7,899,754

		23,491,111

Computers & Peripherals (2.6%)
Apple, Inc.	82,112	46,073,864
EMC Corp.	129,588	3,259,138
Hewlett-Packard Co.	121,024	3,386,252
NetApp, Inc.	21,457	882,741
SanDisk Corp.	14,222	1,003,220
Seagate Technology plc	20,540	1,153,526
Western Digital Corp.	80,083	6,718,964

		62,477,705

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	9,965	888,679
Corning, Inc.	91,127	1,623,883
FLIR Systems, Inc.	8,912	268,251
Jabil Circuit, Inc.	200,413	3,495,203
TE Connectivity Ltd.	25,839	1,423,987

		7,700,003

Internet Software & Services (2.1%)
Akamai Technologies, Inc.*	11,272	531,813
eBay, Inc.*	73,373	4,027,444
Facebook, Inc., Class A*	103,583	5,661,847
Google, Inc., Class A*	23,812	26,686,346
Twitter, Inc.*	21,500	1,368,475
VeriSign, Inc.*	157,382	9,408,296
Yahoo!, Inc.*	59,409	2,402,500

		50,086,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

IT Services (2.1%)
Accenture plc, Class A	66,486	$5,466,479
Alliance Data Systems Corp.*	3,068	806,669
Automatic Data Processing, Inc.	30,316	2,449,836
Cognizant Technology Solutions Corp., Class A*	19,051	1,923,770
Computer Sciences Corp.	9,266	517,784
Fidelity National Information Services, Inc.	18,330	983,955
Fiserv, Inc.*	16,245	959,267
International Business Machines Corp.	64,281	12,057,187
Jack Henry & Associates, Inc.	67,659	4,006,089
MasterCard, Inc., Class A	6,520	5,447,199
Paychex, Inc.	20,463	931,681
Teradata Corp.*	10,284	467,819
Total System Services, Inc.	10,509	349,740
Visa, Inc., Class A	62,118	13,832,436
Western Union Co.	34,763	599,662

		50,799,573

Office Electronics (0.0%)
Xerox Corp.	72,858	886,682

Semiconductors & Semiconductor Equipment (2.0%)
Altera Corp.	20,224	657,887
Analog Devices, Inc.	19,584	997,413
Applied Materials, Inc.	75,821	1,341,273
ASML Holding N.V.	46,941	4,398,372
Avago Technologies Ltd.	80,900	4,278,801
Broadcom Corp., Class A	272,820	8,089,113
First Solar, Inc.*	4,446	242,929
Intel Corp.	313,055	8,126,908
KLA-Tencor Corp.	10,495	676,508
Lam Research Corp.*	10,222	556,588
Linear Technology Corp.	14,747	671,726
LSI Corp.	34,294	377,920
Microchip Technology, Inc.	12,493	559,062
Micron Technology, Inc.*	66,244	1,441,469
NVIDIA Corp.	36,421	583,464
ON Semiconductor Corp.*	472,254	3,891,373
Texas Instruments, Inc.	239,715	10,525,886
Xilinx, Inc.	16,898	775,956

		48,192,648

Software (2.5%)
Adobe Systems, Inc.*	29,274	1,752,927
Autodesk, Inc.*	14,208	715,089
CA, Inc.	20,454	688,277
Citrix Systems, Inc.*	11,734	742,176
Electronic Arts, Inc.*	19,468	446,596
Intuit, Inc.	17,936	1,368,876
Microsoft Corp.	478,418	17,907,186
Oracle Corp.	691,209	26,445,656
Red Hat, Inc.*	11,929	668,501
Salesforce.com, Inc.*	34,938	1,928,228
Symantec Corp.	228,573	5,389,751
Workday, Inc., Class A*	22,602	1,879,582

		59,932,845

Total Information Technology		303,567,288

Materials (2.7%)
Chemicals (2.0%)
Air Products and Chemicals, Inc.	29,327	$3,278,172
Airgas, Inc.	4,180	467,533
CF Industries Holdings, Inc.	3,608	840,808
Dow Chemical Co.	76,378	3,391,183
E.I. du Pont de Nemours & Co.	58,320	3,789,051
Eastman Chemical Co.	9,690	781,983
Ecolab, Inc.	17,075	1,780,410
FMC Corp.	8,390	633,109
International Flavors & Fragrances, Inc.	5,130	441,077
LyondellBasell Industries N.V., Class A	94,505	7,586,862
Monsanto Co.	128,659	14,995,207
Mosaic Co.	81,206	3,838,608
PPG Industries, Inc.	8,943	1,696,129
Praxair, Inc.	18,536	2,410,236
Sherwin-Williams Co.	5,423	995,121
Sigma-Aldrich Corp.	7,533	708,177

		47,633,666

Construction Materials (0.0%)
Vulcan Materials Co.	8,182	486,174

Containers & Packaging (0.1%)
Avery Dennison Corp.	6,079	305,105
Ball Corp.	9,103	470,261
Bemis Co., Inc.	6,476	265,257
MeadWestvaco Corp.	11,195	413,431
Owens-Illinois, Inc.*	10,391	371,790
Sealed Air Corp.	12,346	420,381

		2,246,225

Metals & Mining (0.6%)
Alcoa, Inc.	67,334	715,761
Allegheny Technologies, Inc.	96,879	3,451,799
Barrick Gold Corp.	72,756	1,282,688
Cliffs Natural Resources, Inc.	40,524	1,062,134
Freeport-McMoRan Copper & Gold, Inc.	101,026	3,812,721
Newmont Mining Corp.	31,343	721,829
Nucor Corp.	56,145	2,997,020
United States Steel Corp.	9,101	268,480

		14,312,432

Paper & Forest Products (0.0%)
International Paper Co.	27,933	1,369,555

Total Materials		66,048,052

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	331,763	11,664,787
CenturyLink, Inc.	75,641	2,409,166
Frontier Communications Corp.	62,892	292,448
Verizon Communications, Inc.	276,823	13,603,082
Windstream Holdings, Inc.	37,540	299,569

		28,269,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.5%)
Crown Castle International Corp.*	21,039	$1,544,894
Vodafone Group plc (ADR)	266,368	10,470,926

		12,015,820

Total Telecommunication Services		40,284,872

Utilities (1.9%)
Electric Utilities (1.0%)
American Electric Power Co., Inc.	30,683	1,434,123
Duke Energy Corp.	44,458	3,068,047
Edison International	71,713	3,320,312
Entergy Corp.	11,226	710,269
Exelon Corp.	226,307	6,198,549
FirstEnergy Corp.	26,331	868,396
NextEra Energy, Inc.	27,124	2,322,357
Northeast Utilities	19,838	840,933
Pepco Holdings, Inc.	15,729	300,896
Pinnacle West Capital Corp.	6,925	366,471
PPL Corp.	39,683	1,194,061
Southern Co.	55,531	2,282,879
Xcel Energy, Inc	31,331	875,388

		23,782,681

Gas Utilities (0.0%)
AGL Resources, Inc.	7,475	353,044
ONEOK, Inc.	12,987	807,532

		1,160,576

Independent Power Producers & Energy Traders (0.3%)
AES Corp.	41,354	600,046
Calpine Corp.*	113,359	2,211,634
NRG Energy, Inc.	185,044	5,314,464

		8,126,144

Multi-Utilities (0.6%)
Ameren Corp.	15,273	552,272
CenterPoint Energy, Inc.	26,983	625,466
CMS Energy Corp.	16,742	448,183
Consolidated Edison, Inc.	18,441	1,019,419
Dominion Resources, Inc.	36,551	2,364,484
DTE Energy Co.	11,134	739,186
Integrys Energy Group, Inc.	5,021	273,193
NiSource, Inc.	19,722	648,459
PG&E Corp.	79,991	3,222,038
Public Service Enterprise Group, Inc.	31,850	1,020,474
SCANA Corp.	8,852	415,424
Sempra Energy	14,311	1,284,555
TECO Energy, Inc.	12,848	221,500
Wisconsin Energy Corp.	14,259	589,467

		13,424,120

Total Utilities		46,493,521

Total Common Stocks (74.1%) (Cost $1,382,631,216)		1,787,124,745

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(5.4%)
iShares® Core S&P 500 ETF	244,444	$45,381,029
iShares® Morningstar Large-Cap ETF	131,702	14,202,744
iShares® Morningstar Large-Cap Growth ETF	40,098	4,009,399
iShares® Morningstar Large-Cap Value ETF	25,863	2,079,385
iShares® NYSE 100 ETF	5,536	468,888
iShares® Russell 1000 ETF	198,599	20,489,459
iShares® Russell 1000 Growth ETF	25,197	2,165,682
iShares® Russell 1000 Value ETF	14,025	1,320,594
iShares® S&P 100 ETF	83,815	6,902,165
iShares® S&P 500 Growth ETF	27,748	2,739,560
iShares® S&P 500 Value ETF	22,346	1,909,689
Vanguard Growth ETF	44,300	4,122,115
Vanguard Large-Cap ETF	280,213	23,762,062
Vanguard Value ETF	11,300	863,207

Total Investment Companies (5.4%) (Cost $93,539,422)		130,415,978

Total Investments (79.5%) (Cost $1,476,170,638)		1,917,540,723
Other Assets Less Liabilities (20.5%)		494,245,645

Net Assets (100%)		$2,411,786,368

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	5,238	March-14	$471,103,089	$482,184,090	$11,081,001

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$284,624,841	$—	$—	$284,624,841
Consumer Staples	129,242,364	770,890	—	130,013,254
Energy	186,797,891	—	—	186,797,891
Financials	286,159,713	—	—	286,159,713
Health Care	225,385,817	—	—	225,385,817
Industrials	217,749,496	—	—	217,749,496
Information Technology	303,567,288	—	—	303,567,288
Materials	66,048,052	—	—	66,048,052
Telecommunication Services	40,284,872	—	—	40,284,872
Utilities	46,493,521	—	—	46,493,521
Futures	11,081,001	—	—	11,081,001
Investment Companies
Exchange Traded Funds (ETFs)	130,415,978	—	—	130,415,978

Total Assets	$1,927,850,834	$770,890	$—	$1,928,621,724

Total Liabilities	$—	$—	$—	$—

Total	$1,927,850,834	$770,890	$—	$1,928,621,724

(a)	A security with a market value of $770, 890 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	11,081,001	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$11,081,001

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	74,950,692	—	—	74,950,692
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$74,950,692	$—	$—	$74,950,692

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	11,325,658	—	—	11,325,658
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$11,325,658	$—	$—	$11,325,658

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $299,432,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 11,081,001	(c)	$—	$—	$11,081,001

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$564,995,993
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,059,050,424

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$447,076,136
Aggregate gross unrealized depreciation	(8,067,780)

Net unrealized appreciation	$439,008,356

Federal income tax cost of investments	$1,478,532,367

For the year ended December 31, 2013, the Portfolio incurred approximately $6,832 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,476,170,638)	$1,917,540,723
Cash	472,108,049
Foreign cash (Cost $7)	7
Cash held as collateral at broker	21,773,000
Dividends, interest and other receivables	2,389,966
Due from broker for futures variation margin	1,679,034
Receivable from Separate Accounts for Trust shares sold	5,336
Other assets	2,456

Total assets	2,415,498,571

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,834,979
Investment management fees payable	994,075
Distribution fees payable - Class IB	409,285
Administrative fees payable	284,651
Trustees’ fees payable	2,461
Distribution fees payable - Class IA	259
Accrued expenses	186,493

Total liabilities	3,712,203

NET ASSETS	$2,411,786,368

Net assets were comprised of:
Paid in capital	$1,950,609,982
Accumulated undistributed net investment income (loss)	142,853
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	8,582,447
Net unrealized appreciation (depreciation) on investments and futures	452,451,086

Net assets	$2,411,786,368

Class IA
Net asset value, offering and redemption price per share, $1,160,812 / 133,284 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.71

Class IB
Net asset value, offering and redemption price per share, $1,953,736,571 / 224,291,286 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.71

Class K
Net asset value, offering and redemption price per share, $456,888,985 / 52,461,008 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $48,524 foreign withholding tax)	$24,887,702
Interest	276,359

Total income	25,164,061

EXPENSES
Investment management fees	7,525,692
Distribution fees - Class IB	2,731,977
Administrative fees	2,255,180
Printing and mailing expenses	180,352
Custodian fees	96,000
Professional fees	87,990
Trustees’ fees	30,462
Distribution fees - Class IA	2,674
Miscellaneous	15,537

Gross expenses	12,925,864
Less: Fees paid indirectly	(18,766)

Net expenses	12,907,098

NET INVESTMENT INCOME (LOSS)	12,256,963

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	45,796,584
Futures	74,950,692
Foreign currency transactions	(23,219)

Net realized gain (loss)	120,724,057

Change in unrealized appreciation (depreciation) on:
Investments	299,760,852
Futures	11,325,658

Net change in unrealized appreciation (depreciation)	311,086,510

NET REALIZED AND UNREALIZED GAIN (LOSS)	431,810,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$444,067,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,256,963	$7,229,478
Net realized gain (loss) on investments, futures and foreign currency transactions	120,724,057	44,952,062
Net change in unrealized appreciation (depreciation) on investments and futures	311,086,510	28,446,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	444,067,530	80,628,116

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(5,780)	(10,154)
Class IB	(8,954,353)	(1,897,322)
Class K	(3,199,450)	(5,386,656)

	(12,159,583)	(7,294,132)

Distributions from net realized capital gains
Class IA	(48,498)	(69,461)
Class IB	(75,225,982)	(12,991,477)
Class K	(17,518,289)	(30,058,176)

	(92,792,769)	(43,119,114)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(104,952,352)	(50,413,246)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,442 and 18,169 shares, respectively ]	175,888	136,643
Capital shares issued in reinvestment of dividends and distributions [ 6,373 and 11,456 shares, respectively ]	54,278	79,615
Capital shares repurchased [ (25,330) and (18,423) shares, respectively ]	(209,687)	(133,390)

Total Class IA transactions	20,479	82,868

Class IB
Capital shares sold [ 5,685,185 and 1,935,833 shares, respectively ]	45,152,360	14,005,316
Capital shares sold in-kind (Note 9)[ 213,226,977 and 0 shares, respectively ]	1,655,878,473	—
Capital shares issued in reinvestment of dividends and distributions [ 9,883,227 and 2,141,957 shares, respectively ]	84,180,335	14,888,799
Capital shares repurchased [ (28,855,468) and (4,163,022) shares, respectively ]	(241,453,860)	(30,030,844)

Total Class IB transactions	1,543,757,308	(1,136,729)

Class K
Capital shares sold [ 244,643 and 459,711 shares, respectively ]	1,954,353	3,295,998
Capital shares sold in-kind (Note 9)[ 33 and 0 shares, respectively ]	260	—
Capital shares issued in reinvestment of dividends and distributions [ 2,432,807 and 5,100,185 shares, respectively ]	20,717,739	35,444,832
Capital shares repurchased [ (6,739,045) and (8,891,075) shares, respectively ]	(54,592,772)	(64,159,784)

Total Class K transactions	(31,920,420)	(25,418,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,511,857,367	(26,472,815)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,850,972,545	3,742,055
NET ASSETS:
Beginning of year	560,813,823	557,071,768

End of year (a)	$2,411,786,368	$560,813,823

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$142,853	$95,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011		2010	2009
Net asset value, beginning of year	$6.92	$6.60	$7.22		$6.88	$5.66

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.08 (e)	0.08	(e)	0.08 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.12	0.90	(0.38)		0.91	1.42

Total from investment operations	2.18	0.98	(0.30)		0.99	1.51

Less distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.09)		(0.09)	(0.29)
Distributions from net realized gains	(0.35)	(0.58)	(0.23)		(0.56)	—

Total dividends and distributions	(0.39)	(0.66)	(0.32)		(0.65)	(0.29)

Net asset value, end of year	$8.71	$6.92	$6.60		$7.22	$6.88

Total return	31.62%	14.92%	(4.00)%		14.56%	26.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,161	$906	$789		$450,116	$423,167
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.96%	0.69%		0.70%	0.70%
After waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.69%		0.70%	0.68%
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.70%		0.71%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.76%	1.08%	1.10%		1.19%	1.60%
After waivers, reimbursements and fees paid indirectly (f)	0.76%	1.09%	1.11%		1.19%	1.62%
Before waivers, reimbursements and fees paid indirectly (f)	0.76%	1.08%	1.09%		1.18%	1.60%
Portfolio turnover rate	46%	24%	29%		24%	36%

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$6.92	$6.60	$7.22		$6.88	$5.66

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.08 (e)	0.08	(e)	0.07 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.12	0.90	(0.39)		0.90	1.41

Total from investment operations	2.18	0.98	(0.31)		0.97	1.50

Less distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.08)		(0.07)	(0.28)
Distributions from net realized gains	(0.35)	(0.58)	(0.23)		(0.56)	—

Total dividends and distributions	(0.39)	(0.66)	(0.31)		(0.63)	(0.28)

Net asset value, end of year	$8.71	$6.92	$6.60		$7.22	$6.88

Total return	31.61%	14.92%	(4.24)%		14.27%	26.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,953,737	$168,607	$161,281		$190,389	$183,149
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.96%	0.94	%(c)	0.95%	0.95	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.94%		0.95%	0.93	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.95	%(c)	0.96%	0.95	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.72%	1.08%	1.04%		0.94%	1.40%
After waivers, reimbursements and fees paid indirectly (f)	0.72%	1.08%	1.05%		0.94%	1.43%
Before waivers, reimbursements and fees paid indirectly (f)	0.72%	1.08%	1.04%		0.93%	1.40%
Portfolio turnover rate	46%	24%	29%		24%	36%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$6.92	$6.60	$6.49

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.10 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.12	0.90	0.26

Total from investment operations	2.20	1.00	0.30

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.09)
Distributions from net realized gains	(0.35)	(0.58)	(0.10)

Total dividends and distributions	(0.41)	(0.68)	(0.19)

Net asset value, end of period	$8.71	$6.92	$6.60

Total return (b)	31.95%	15.21%	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$456,889	$391,301	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68%	0.71%	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.68%	0.71%	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.68%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.01%	1.33%	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.01%	1.33%	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.01%	1.33%	1.73%
Portfolio turnover rate	46%	24%	29%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years Since Incept.**
Portfolio – IA Shares*	32.47%	19.91%	8.47%
Portfolio – IB Shares*	32.53	19.70	8.26
Portfolio – Class K Shares**	32.80	N/A	23.91
Russell 1000® Growth Index	33.48	20.39	7.83
* Date of inception 5/1/99. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.47% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 33.48% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ending December 31, 2013 were Consumer Discretionary, Information Technology, Health Care, Industrials and Consumer Staples.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2013 were Google Inc. Microsoft Corp., Gilead Sciences Inc., Amazon.com Inc. and Facebook Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2013 were Utilities, Telecommunication Services, Materials, Energy and Financials.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2013 were Apple Inc., Intuitive Surgical, Inc., Rackspace Hosting Inc., Caterpillar Inc. and Edwards Lifesciences Corp.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	26.9%
Consumer Discretionary	19.8
Industrials	12.3
Health Care	12.1
Consumer Staples	11.8
Financials	5.3
Materials	4.5
Energy	4.4
Telecommunication Services	2.0
Utilities	0.2
Cash and Other	0.7

100.0%

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,189.59	$4.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70
Class IB
Actual	1,000.00	1,189.75	4.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70
Class K
Actual	1,000.00	1,191.55	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.80	2.43

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.8%)
Auto Components (0.5%)
Allison Transmission Holdings, Inc.	600	$16,566
BorgWarner, Inc.	31,708	1,772,794
Delphi Automotive plc	42,870	2,577,773
Gentex Corp.	11,286	372,325
Goodyear Tire & Rubber Co.	33,608	801,551
Lear Corp.	1,200	97,164
Visteon Corp.*	6,800	556,852

		6,195,025

Automobiles (0.5%)
Ford Motor Co.	185,800	2,866,894
Harley-Davidson, Inc.	30,700	2,125,668
Tesla Motors, Inc.*	11,510	1,730,874
Thor Industries, Inc.	6,000	331,380

		7,054,816

Distributors (0.2%)
Genuine Parts Co.	20,100	1,672,119
LKQ Corp.*	40,954	1,347,387

		3,019,506

Diversified Consumer Services (0.1%)
H&R Block, Inc.	37,340	1,084,354
Service Corp. International	22,600	409,738
Weight Watchers International, Inc.	1,924	63,357

		1,557,449

Hotels, Restaurants & Leisure (3.3%)
Bally Technologies, Inc.*	5,300	415,785
Brinker International, Inc.	9,006	417,338
Burger King Worldwide, Inc.	13,700	313,182
Chipotle Mexican Grill, Inc.*	4,273	2,276,569
Choice Hotels International, Inc.	123	6,041
Darden Restaurants, Inc.	11,603	630,855
Domino’s Pizza, Inc.	7,700	536,305
Dunkin’ Brands Group, Inc.	14,580	702,756
International Game Technology	35,706	648,421
Las Vegas Sands Corp.	53,588	4,226,486
Marriott International, Inc., Class A	28,144	1,389,188
McDonald’s Corp.	137,548	13,346,282
Norwegian Cruise Line Holdings Ltd.*.	3,400	120,598
Panera Bread Co., Class A*	3,858	681,670
SeaWorld Entertainment, Inc.	4,100	117,957
Six Flags Entertainment Corp.	8,990	331,012
Starbucks Corp.	102,668	8,048,144
Starwood Hotels & Resorts Worldwide, Inc.	11,340	900,963
Wyndham Worldwide Corp.	18,600	1,370,634
Wynn Resorts Ltd.	11,100	2,155,731
Yum! Brands, Inc.	61,664	4,662,415

		43,298,332

Household Durables (0.4%)
Jarden Corp.*	17,450	1,070,557
Newell Rubbermaid, Inc.	22,900	742,189

NVR, Inc.*	600	$615,606
PulteGroup, Inc.	53,100	1,081,647
Taylor Morrison Home Corp., Class A*.	3,800	85,310
Tempur Sealy International, Inc.*	8,200	442,472
Tupperware Brands Corp.	7,300	690,069
Whirlpool Corp.	800	125,488

		4,853,338

Internet & Catalog Retail (2.6%)
Amazon.com, Inc.*	50,436	20,113,372
Expedia, Inc.	14,629	1,019,056
Groupon, Inc.*	57,590	677,834
HomeAway, Inc.*	8,319	340,081
Liberty Interactive Corp.*	5,800	170,230
Liberty Ventures*	5,040	617,854
Netflix, Inc.*	6,894	2,538,164
priceline.com, Inc.*	7,169	8,333,246
TripAdvisor, Inc.*	15,329	1,269,701
zulily, Inc., Class A*	982	40,684

		35,120,222

Leisure Equipment & Products (0.3%)
Hasbro, Inc.	13,349	734,328
Mattel, Inc.	47,295	2,250,296
Polaris Industries, Inc.	8,900	1,296,196

		4,280,820

Media (5.1%)
AMC Networks, Inc., Class A*	8,275	563,610
Cablevision Systems Corp. - New York Group, Class A	26,700	478,731
CBS Corp. (Non-Voting), Class B	77,100	4,914,354
Charter Communications, Inc., Class A*	9,100	1,244,516
Cinemark Holdings, Inc.	15,800	526,614
Clear Channel Outdoor Holdings, Inc., Class A	5,800	58,812
Comcast Corp., Class A	332,600	17,283,559
DIRECTV*	67,335	4,652,175
Discovery Communications, Inc., Class A*	33,600	3,038,112
DISH Network Corp., Class A*	28,600	1,656,512
Interpublic Group of Cos., Inc.	26,700	472,590
Lamar Advertising Co., Class A*	10,800	564,300
Liberty Global plc, Class A*	45,720	4,068,623
Lions Gate Entertainment Corp.	11,000	348,260
Madison Square Garden Co., Class A*	8,400	483,672
Morningstar, Inc.	2,835	221,385
News Corp., Class A*	50,200	904,604
Omnicom Group, Inc.	35,434	2,635,227
Regal Entertainment Group, Class A	2,386	46,408
Scripps Networks Interactive, Inc., Class A	15,032	1,298,915
Sirius XM Holdings, Inc.*	199,700	696,953
Starz, Class A*	13,100	383,044
Time Warner Cable, Inc.	39,900	5,406,450
Twenty-First Century Fox, Inc., Class A	200,900	7,067,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Viacom, Inc., Class B	61,200	$5,345,208
Walt Disney Co.	54,800	4,186,720

		68,547,016

Multiline Retail (1.0%)
Big Lots, Inc.*	2,072	66,905
Dillard’s, Inc., Class A	2,500	243,025
Dollar General Corp.*	44,900	2,708,368
Dollar Tree, Inc.*	28,532	1,609,776
Family Dollar Stores, Inc.	13,227	859,358
Macy’s, Inc.	40,800	2,178,720
Nordstrom, Inc.	19,843	1,226,297
Target Corp.	69,001	4,365,693

		13,258,142

Specialty Retail (4.2%)
Aaron’s, Inc.	1,525	44,835
Abercrombie & Fitch Co., Class A	1,200	39,492
Advance Auto Parts, Inc.	9,992	1,105,915
American Eagle Outfitters, Inc.	17,000	244,800
Ascena Retail Group, Inc.*	2,500	52,900
AutoNation, Inc.*	6,915	343,606
AutoZone, Inc.*	4,914	2,348,597
Bed Bath & Beyond, Inc.*	29,959	2,405,708
Best Buy Co., Inc.	10,000	398,800
Cabela’s, Inc.*	6,500	433,290
CarMax, Inc.*	30,796	1,448,028
Chico’s FAS, Inc.	20,792	391,721
Dick’s Sporting Goods, Inc.	13,537	786,500
DSW, Inc., Class A	8,800	376,024
Foot Locker, Inc.	2,400	99,456
Gap, Inc.	38,200	1,492,856
GNC Holdings, Inc., Class A	13,500	789,075
Home Depot, Inc.	200,439	16,504,147
L Brands, Inc.	32,888	2,034,123
Lowe’s Cos., Inc.	149,300	7,397,815
O’Reilly Automotive, Inc.*	15,211	1,957,808
PetSmart, Inc.	14,215	1,034,141
Ross Stores, Inc.	30,162	2,260,039
Sally Beauty Holdings, Inc.*	23,200	701,336
Signet Jewelers Ltd.	1,000	78,700
Tiffany & Co.	15,336	1,422,874
TJX Cos., Inc.	98,746	6,293,083
Tractor Supply Co.	19,100	1,481,778
Ulta Salon Cosmetics & Fragrance, Inc.*	8,700	839,724
Urban Outfitters, Inc.*	14,714	545,889
Williams-Sonoma, Inc.	13,379	779,728

		56,132,788

Textiles, Apparel & Luxury Goods (1.6%)
Carter’s, Inc.	7,500	538,425
Coach, Inc.	38,506	2,161,342
Deckers Outdoor Corp.*	2,100	177,366
Fossil Group, Inc.*	6,700	803,598
Hanesbrands, Inc.	13,467	946,326
Michael Kors Holdings Ltd.*	27,600	2,240,844
NIKE, Inc., Class B	97,166	7,641,134
PVH Corp.	9,864	1,341,701
Ralph Lauren Corp.	8,291	1,463,942
Under Armour, Inc., Class A*	11,500	1,003,950

VF Corp.	48,000	$2,992,320

		21,310,948

Total Consumer Discretionary		264,628,402

Consumer Staples (11.8%)
Beverages (3.5%)
Brown-Forman Corp., Class B	20,736	1,567,020
Coca-Cola Co.	524,662	21,673,787
Coca-Cola Enterprises, Inc.	35,592	1,570,675
Constellation Brands, Inc., Class A*	19,800	1,393,524
Dr. Pepper Snapple Group, Inc.	28,000	1,364,160
Monster Beverage Corp.*	18,386	1,246,019
PepsiCo, Inc.	212,116	17,592,901

		46,408,086

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	59,866	7,124,653
CVS Caremark Corp.	19,300	1,381,301
Fresh Market, Inc.*	5,600	226,800
Kroger Co.	71,300	2,818,489
Safeway, Inc.	2,500	81,425
Sprouts Farmers Market, Inc.*	1,955	75,131
Sysco Corp.	28,136	1,015,709
Walgreen Co.	97,800	5,617,632
Wal-Mart Stores, Inc.	146,445	11,523,757
Whole Foods Market, Inc.	50,870	2,941,812

		32,806,709

Food Products (1.7%)
Archer-Daniels-Midland Co.	6,800	295,120
Campbell Soup Co.	15,795	683,608
ConAgra Foods, Inc.	52,800	1,779,360
Flowers Foods, Inc.	23,400	502,398
General Mills, Inc.	88,440	4,414,040
Green Mountain Coffee Roasters, Inc.*	20,439	1,544,780
Hershey Co.	20,569	1,999,924
Hillshire Brands Co.	16,880	564,467
Hormel Foods Corp.	18,400	831,128
Ingredion, Inc.	1,300	88,998
J.M. Smucker Co.	1,900	196,878
Kellogg Co.	32,828	2,004,806
Kraft Foods Group, Inc.	81,533	4,396,259
McCormick & Co., Inc. (Non-Voting)	18,088	1,246,625
Mead Johnson Nutrition Co.	27,778	2,326,685
Pinnacle Foods, Inc.	2,600	71,396
WhiteWave Foods Co., Class A*	18,961	434,965

		23,381,437

Household Products (1.2%)
Church & Dwight Co., Inc.	18,968	1,257,199
Clorox Co.	15,074	1,398,264
Colgate-Palmolive Co.	127,968	8,344,793
Kimberly-Clark Corp.	44,125	4,609,298

		15,609,554

Personal Products (0.4%)
Avon Products, Inc.	59,410	1,023,040
Coty, Inc., Class A	5,142	78,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Estee Lauder Cos., Inc., Class A	31,774	$2,393,218
Herbalife Ltd.	11,692	920,160
Nu Skin Enterprises, Inc., Class A	8,000	1,105,760

		5,520,594

Tobacco (2.6%)
Altria Group, Inc.	275,478	10,575,601
Lorillard, Inc.	51,800	2,625,224
Philip Morris International, Inc.	224,402	19,552,146
Reynolds American, Inc.	32,700	1,634,673

		34,387,644

Total Consumer Staples		158,114,024

Energy (4.4%)
Energy Equipment & Services (2.2%)
Atwood Oceanics, Inc.*	1,417	75,654
Baker Hughes, Inc.	3,800	209,988
Cameron International Corp.*	21,433	1,275,906
Dresser-Rand Group, Inc.*	10,430	621,941
Dril-Quip, Inc.*	5,600	615,608
FMC Technologies, Inc.*	32,532	1,698,496
Frank’s International N.V.	2,033	54,891
Halliburton Co.	116,300	5,902,225
Oceaneering International, Inc.	14,800	1,167,424
RPC, Inc.	6,900	123,165
Schlumberger Ltd.	182,427	16,438,497
Seadrill Ltd.	48,400	1,988,272

		30,172,067

Oil, Gas & Consumable Fuels (2.2%)
Anadarko Petroleum Corp.	3,800	301,416
Antero Resources Corp.*	2,378	150,860
Cabot Oil & Gas Corp.	57,800	2,240,328
Cheniere Energy, Inc.*	33,100	1,427,272
Cobalt International Energy, Inc.*	34,600	569,170
Concho Resources, Inc.*	14,400	1,555,200
Continental Resources, Inc.*	5,895	663,305
CVR Energy, Inc.	2,100	91,203
EOG Resources, Inc.	35,000	5,874,400
EQT Corp.	18,900	1,696,842
Gulfport Energy Corp.*	9,500	599,925
Kinder Morgan, Inc.	83,150	2,993,400
Kosmos Energy Ltd.*	13,800	154,284
Laredo Petroleum Holdings, Inc.*	5,150	142,604
Noble Energy, Inc.	6,200	422,282
Oasis Petroleum, Inc.*	13,800	648,186
Pioneer Natural Resources Co.	13,900	2,558,573
QEP Resources, Inc.	2,400	73,560
Range Resources Corp.	22,342	1,883,654
SM Energy Co.	9,062	753,143
Southwestern Energy Co.*	48,172	1,894,605
Whiting Petroleum Corp.*	1,300	80,431
Williams Cos., Inc.	51,400	1,982,498
World Fuel Services Corp.	1,800	77,688

		28,834,829

Total Energy		59,006,896

Financials (5.3%)
Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	7,286	1,580,188

Ameriprise Financial, Inc.	8,800	$1,012,440
Artisan Partners Asset Management, Inc., Class A	700	45,633
BlackRock, Inc.	6,327	2,002,306
Charles Schwab Corp.	20,400	530,400
Eaton Vance Corp.	16,460	704,323
Federated Investors, Inc., Class B	9,330	268,704
Franklin Resources, Inc.	56,331	3,251,988
Lazard Ltd., Class A	17,524	794,188
LPL Financial Holdings, Inc.	6,010	282,650
SEI Investments Co.	18,675	648,583
T. Rowe Price Group, Inc.	35,536	2,976,851
Waddell & Reed Financial, Inc., Class A	11,779	767,048

		14,865,302

Commercial Banks (0.0%)
Signature Bank/New York*	600	64,452

Consumer Finance (0.9%)
American Express Co.	129,986	11,793,630

Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	11,930	619,883
IntercontinentalExchange Group, Inc.	9,975	2,243,577
Leucadia National Corp.	5,400	153,036
McGraw Hill Financial, Inc.	17,782	1,390,552
Moody’s Corp.	26,702	2,095,306
MSCI, Inc.*	6,891	301,275

		6,803,629

Insurance (1.0%)
Allied World Assurance Co. Holdings AG	1,600	180,496
American Financial Group, Inc./Ohio	1,400	80,808
Aon plc	32,700	2,743,203
Arch Capital Group Ltd.*	1,100	65,659
Arthur J. Gallagher & Co.	17,300	811,889
Axis Capital Holdings Ltd.	4,100	195,037
Brown & Brown, Inc.	7,400	232,286
Chubb Corp.	5,100	492,813
Endurance Specialty Holdings Ltd.	2,000	117,340
Erie Indemnity Co., Class A	3,443	251,752
Hanover Insurance Group, Inc.	1,700	101,507
Loews Corp.	3,300	159,192
Marsh & McLennan Cos., Inc.	50,500	2,442,180
Progressive Corp.	66,500	1,813,455
Prudential Financial, Inc.	24,400	2,250,168
Travelers Cos., Inc.	13,900	1,258,506
Validus Holdings Ltd.	1,187	47,824

		13,244,115

Real Estate Investment Trusts (REITs) (1.6%)
American Homes 4 Rent (REIT), Class A	1,340	21,708
American Tower Corp. (REIT)	54,220	4,327,840
Apartment Investment & Management Co. (REIT), Class A	10,900	282,419
Boston Properties, Inc. (REIT)	2,000	200,740

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Brixmor Property Group, Inc. (REIT)*	1,172	$23,827
CBL & Associates Properties, Inc. (REIT)	7,300	131,108
Corrections Corp. of America (REIT)	10,000	320,700
Digital Realty Trust, Inc. (REIT)	13,841	679,870
Equity Lifestyle Properties, Inc. (REIT)	8,200	297,086
Extra Space Storage, Inc. (REIT)	1,200	50,556
Federal Realty Investment Trust (REIT)	5,881	596,392
Omega Healthcare Investors, Inc. (REIT)	16,700	497,660
Plum Creek Timber Co., Inc. (REIT)	24,239	1,127,356
Public Storage (REIT)	18,362	2,763,848
Rayonier, Inc. (REIT)	17,194	723,867
Regency Centers Corp. (REIT)	5,200	240,760
Senior Housing Properties Trust (REIT)	1,800	40,014
Simon Property Group, Inc. (REIT)	31,761	4,832,754
Spirit Realty Capital, Inc. (REIT)	9,724	95,587
Tanger Factory Outlet Centers (REIT)	12,900	413,058
Taubman Centers, Inc. (REIT)	1,600	102,272
Ventas, Inc. (REIT)	18,100	1,036,768
Vornado Realty Trust (REIT)	5,000	443,950
Weyerhaeuser Co. (REIT)	79,800	2,519,286

		21,769,426

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	38,243	1,005,791
Realogy Holdings Corp.*	14,710	727,704
St. Joe Co.*	600	11,514

		1,745,009

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc.*	2,900	107,184
Ocwen Financial Corp.*	14,200	787,390

		894,574

Total Financials		71,180,137

Health Care (12.1%)
Biotechnology (4.6%)
Alexion Pharmaceuticals, Inc.*	26,790	3,564,678
Alkermes plc*	17,300	703,418
Amgen, Inc.	102,900	11,747,064
ARIAD Pharmaceuticals, Inc.*	25,300	172,546
Biogen Idec, Inc.*	32,600	9,119,850
BioMarin Pharmaceutical, Inc.*	19,049	1,338,573
Celgene Corp.*	57,197	9,664,005
Cubist Pharmaceuticals, Inc.*	8,900	612,943
Gilead Sciences, Inc.*	209,274	15,726,941
Incyte Corp.*	14,100	713,883
Medivation, Inc.*	10,300	657,346
Myriad Genetics, Inc.*	10,234	214,710
Pharmacyclics, Inc.*	8,000	846,240

Quintiles Transnational Holdings, Inc.*	1,600	$74,144
Regeneron Pharmaceuticals, Inc.*	11,000	3,027,640
Seattle Genetics, Inc.*	13,700	546,493
Theravance, Inc.*	10,800	385,020
United Therapeutics Corp.*	6,352	718,284
Vertex Pharmaceuticals, Inc.*	31,907	2,370,690

		62,204,468

Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	74,356	5,171,460
Becton, Dickinson and Co.	26,692	2,949,199
C.R. Bard, Inc.	11,024	1,476,555
Cooper Cos., Inc.	4,900	606,816
DENTSPLY International, Inc.	5,432	263,343
Edwards Lifesciences Corp.*	15,446	1,015,729
Hologic, Inc.*	10,800	241,380
IDEXX Laboratories, Inc.*	7,447	792,137
Intuitive Surgical, Inc.*	5,221	2,005,282
ResMed, Inc.	19,532	919,567
Sirona Dental Systems, Inc.*	7,500	526,500
St. Jude Medical, Inc.	24,754	1,533,510
Stryker Corp.	26,491	1,990,534
Varian Medical Systems, Inc.*	14,890	1,156,804
Zimmer Holdings, Inc.	1,300	121,147

		20,769,963

Health Care Providers & Services (1.8%)
Aetna, Inc.	13,800	946,542
AmerisourceBergen Corp.	31,708	2,229,389
Brookdale Senior Living, Inc.*	13,600	369,648
Catamaran Corp.*	28,232	1,340,455
Cigna Corp.	2,300	201,204
Community Health Systems, Inc.*	1,000	39,270
DaVita HealthCare Partners, Inc.*	25,296	1,603,008
Envision Healthcare Holdings, Inc.*	4,267	151,564
Express Scripts Holding Co.*	98,030	6,885,627
HCA Holdings, Inc.*	2,600	124,046
Health Management Associates, Inc., Class A*	35,500	465,050
Henry Schein, Inc.*	11,952	1,365,636
Laboratory Corp. of America Holdings*	11,996	1,096,075
McKesson Corp.	31,071	5,014,859
MEDNAX, Inc.*	8,900	475,082
Patterson Cos., Inc.	10,674	439,769
Premier, Inc., Class A*	2,803	103,038
Quest Diagnostics, Inc.	1,246	66,711
Tenet Healthcare Corp.*	14,128	595,071
Universal Health Services, Inc., Class B	8,416	683,884

		24,195,928

Health Care Technology (0.2%)
Cerner Corp.*	40,640	2,265,274
Veeva Systems, Inc., Class A*	1,245	39,964

		2,305,238

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	5,547	317,233
Bruker Corp.*	15,000	296,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Charles River Laboratories International, Inc.*	3,027	$160,552
Covance, Inc.*	7,645	673,219
Illumina, Inc.*	17,091	1,890,606
Life Technologies Corp.*	15,324	1,161,559
Mettler-Toledo International, Inc.*	4,147	1,006,021
Techne Corp.	2,354	222,853
Waters Corp.*	11,742	1,174,200

		6,902,793

Pharmaceuticals (3.4%)
AbbVie, Inc.	217,206	11,470,649
Actavis plc*	23,776	3,994,368
Allergan, Inc.	40,644	4,514,736
Bristol-Myers Squibb Co.	194,000	10,311,100
Eli Lilly and Co.	29,732	1,516,332
Endo Health Solutions, Inc.*	15,400	1,038,884
Jazz Pharmaceuticals plc*	7,100	898,576
Johnson & Johnson	49,714	4,553,305
Mylan, Inc.*	52,223	2,266,478
Perrigo Co. plc	17,284	2,652,403
Salix Pharmaceuticals Ltd.*	8,400	755,496
Zoetis, Inc.	68,550	2,240,899

		46,213,226

Total Health Care		162,591,616

Industrials (12.3%)
Aerospace & Defense (4.0%)
B/E Aerospace, Inc.*	12,700	1,105,281
Boeing Co.	104,071	14,204,651
Hexcel Corp.*	13,700	612,253
Honeywell International, Inc.	107,891	9,858,001
Huntington Ingalls Industries, Inc.	6,900	621,069
Lockheed Martin Corp.	35,631	5,296,904
Precision Castparts Corp.	20,127	5,420,201
Rockwell Collins, Inc.	16,570	1,224,854
Spirit AeroSystems Holdings, Inc., Class A*	2,047	69,762
TransDigm Group, Inc.	7,253	1,167,878
Triumph Group, Inc.	1,400	106,498
United Technologies Corp.	118,182	13,449,112

		53,136,464

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	20,758	1,211,021
Expeditors International of Washington, Inc.	28,276	1,251,213
United Parcel Service, Inc., Class B	99,359	10,440,644

		12,902,878

Airlines (0.4%)
Alaska Air Group, Inc.	8,900	652,993
American Airlines Group, Inc.*	15,612	394,203
Copa Holdings S.A., Class A	4,598	736,186
Delta Air Lines, Inc.	53,789	1,477,584
Southwest Airlines Co.	10,845	204,320
United Continental Holdings, Inc.*	48,787	1,845,612

		5,310,898

Building Products (0.2%)
A.O. Smith Corp.	4,500	$242,730
Allegion plc*	9,667	427,170
Armstrong World Industries, Inc.*	3,431	197,660
Fortune Brands Home & Security, Inc.	19,900	909,430
Lennox International, Inc.	6,868	584,192
Masco Corp.	48,875	1,112,884

		3,474,066

Commercial Services & Supplies (0.4%)
Cintas Corp.	4,000	238,360
Clean Harbors, Inc.*	8,300	497,668
Copart, Inc.*	15,254	559,059
Iron Mountain, Inc.	21,022	638,018
KAR Auction Services, Inc.	3,800	112,290
Pitney Bowes, Inc.	11,900	277,270
R.R. Donnelley & Sons Co.	13,400	271,752
Rollins, Inc.	8,700	263,523
Stericycle, Inc.*	11,871	1,379,054
Waste Connections, Inc.	15,944	695,637
Waste Management, Inc.	5,100	228,837

		5,161,468

Construction & Engineering (0.2%)
AECOM Technology Corp.*	1,300	38,259
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	13,800	1,147,332
Fluor Corp.	13,379	1,074,200
Quanta Services, Inc.*	6,000	189,360

		2,449,151

Electrical Equipment (0.9%)
AMETEK, Inc.	33,423	1,760,389
Babcock & Wilcox Co.	10,602	362,482
Emerson Electric Co.	73,771	5,177,249
Hubbell, Inc., Class B	5,900	642,510
Rockwell Automation, Inc.	19,212	2,270,090
Roper Industries, Inc.	13,573	1,882,304
SolarCity Corp.*	3,200	181,824

		12,276,848

Industrial Conglomerates (0.9%)
3M Co.	80,141	11,239,775
Carlisle Cos., Inc.	411	32,633
Danaher Corp.	16,638	1,284,454

		12,556,862

Machinery (2.0%)
Caterpillar, Inc.	16,295	1,479,749
Colfax Corp.*	11,700	745,173
Crane Co.	6,100	410,225
Cummins, Inc.	21,386	3,014,784
Deere & Co.	53,247	4,863,049
Donaldson Co., Inc.	18,480	803,141
Dover Corp.	17,300	1,670,142
Flowserve Corp.	19,569	1,542,624
Graco, Inc.	8,416	657,458
Harsco Corp.	700	19,621
IDEX Corp.	10,476	773,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Illinois Tool Works, Inc.	19,300	$1,622,744
Ingersoll-Rand plc	29,200	1,798,720
ITT Corp.	12,300	534,066
Lincoln Electric Holdings, Inc.	11,400	813,276
Manitowoc Co., Inc.	18,300	426,756
Navistar International Corp.*	1,000	38,190
Nordson Corp.	8,800	653,840
PACCAR, Inc.	6,191	366,321
Pall Corp.	15,268	1,303,124
Snap-on, Inc.	900	98,568
Stanley Black & Decker, Inc.	2,000	161,380
Toro Co.	7,926	504,094
Valmont Industries, Inc.	3,668	546,972
WABCO Holdings, Inc.*	8,047	751,670
Wabtec Corp.	13,234	982,889
Xylem, Inc.	1,500	51,900

		26,634,129

Marine (0.0%)
Kirby Corp.*	4,588	455,359

Professional Services (0.4%)
Dun & Bradstreet Corp.	5,140	630,935
Equifax, Inc.	16,500	1,139,985
IHS, Inc., Class A*	9,017	1,079,335
Nielsen Holdings N.V.	4,291	196,914
Robert Half International, Inc.	19,105	802,219
Verisk Analytics, Inc., Class A*	20,791	1,366,384

		5,215,772

Road & Rail (1.5%)
Amerco, Inc.*	600	142,704
Avis Budget Group, Inc.*	14,700	594,174
Con-way, Inc.	2,828	112,300
CSX Corp.	69,900	2,011,023
Genesee & Wyoming, Inc., Class A*	2,600	249,730
Hertz Global Holdings, Inc.*	47,500	1,359,450
J.B. Hunt Transport Services, Inc.	12,570	971,661
Kansas City Southern	15,169	1,878,377
Landstar System, Inc.	6,366	365,727
Norfolk Southern Corp.	7,800	724,074
Old Dominion Freight Line, Inc.*	9,700	514,294
Union Pacific Corp.	64,074	10,764,432

		19,687,946

Trading Companies & Distributors (0.4%)
Fastenal Co.	40,608	1,929,286
HD Supply Holdings, Inc.*	5,301	127,277
MRC Global, Inc.*	4,800	154,848
MSC Industrial Direct Co., Inc., Class A	6,477	523,795
United Rentals, Inc.*	12,900	1,005,555
W.W. Grainger, Inc.	8,146	2,080,651

		5,821,412

Total Industrials		165,083,253

Information Technology (26.9%)
Communications Equipment (1.7%)
CommScope Holding Co., Inc.*	3,305	62,531
F5 Networks, Inc.*	10,840	984,922

Harris Corp.	2,639	$184,228
JDS Uniphase Corp.*	24,400	316,712
Juniper Networks, Inc.*	12,800	288,896
Motorola Solutions, Inc.	31,400	2,119,500
Palo Alto Networks, Inc.*	4,566	262,408
QUALCOMM, Inc.	237,039	17,600,146
Riverbed Technology, Inc.*	21,100	381,488

		22,200,831

Computers & Peripherals (4.7%)
3D Systems Corp.*	13,800	1,282,434
Apple, Inc.	97,522	54,720,569
EMC Corp.	144,052	3,622,908
NCR Corp.*	22,512	766,759
NetApp, Inc.	46,626	1,918,194
SanDisk Corp.	14,100	994,614
Stratasys Ltd.*	2,700	363,690

		63,669,168

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	21,932	1,955,896
CDW Corp.	1,274	29,761
Dolby Laboratories, Inc., Class A*	2,374	91,541
FLIR Systems, Inc.	13,506	406,530
IPG Photonics Corp.*	4,400	341,484
National Instruments Corp.	13,170	421,703
Trimble Navigation Ltd.*	35,068	1,216,860

		4,463,775

Internet Software & Services (5.4%)
Akamai Technologies, Inc.*	24,323	1,147,559
eBay, Inc.*	177,976	9,769,103
Equinix, Inc.*	6,821	1,210,386
Facebook, Inc., Class A*	233,700	12,774,042
Google, Inc., Class A*	36,992	41,457,304
IAC/InterActiveCorp.	10,200	700,638
LinkedIn Corp., Class A*	13,300	2,883,839
Pandora Media, Inc.*	19,383	515,588
Rackspace Hosting, Inc.*	15,400	602,602
Twitter, Inc.*	8,243	524,667
VeriSign, Inc.*	17,741	1,060,557

		72,646,285

IT Services (6.6%)
Accenture plc, Class A	88,200	7,251,804
Alliance Data Systems Corp.*	6,740	1,772,148
Automatic Data Processing, Inc.	66,600	5,381,946
Booz Allen Hamilton Holding Corp.	3,900	74,685
Broadridge Financial Solutions, Inc.	16,587	655,518
Cognizant Technology Solutions Corp., Class A*	41,407	4,181,279
DST Systems, Inc.	3,789	343,814
Fidelity National Information Services, Inc.	4,000	214,720
Fiserv, Inc.*	36,558	2,158,750
FleetCor Technologies, Inc.*	9,324	1,092,493
Gartner, Inc.*	12,900	916,545
Genpact Ltd.*	23,054	423,502
Global Payments, Inc.	10,456	679,535
International Business Machines Corp.	142,856	26,795,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Jack Henry & Associates, Inc.	11,800	$698,678
Lender Processing Services, Inc.	12,375	462,578
MasterCard, Inc., Class A	16,112	13,460,932
NeuStar, Inc., Class A*	8,950	446,247
Paychex, Inc	40,080	1,824,842
Teradata Corp.*	22,351	1,016,747
Total System Services, Inc.	17,300	575,744
Vantiv, Inc., Class A*	11,900	388,059
Visa, Inc., Class A	71,727	15,972,168
Western Union Co.	76,355	1,317,124

		88,105,358

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	607	32,827

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc.*	83,123	321,686
Altera Corp.	15,056	489,772
Analog Devices, Inc.	18,199	926,875
Applied Materials, Inc.	108,900	1,926,441
Atmel Corp.*	58,700	459,621
Avago Technologies Ltd.	30,900	1,634,301
Broadcom Corp., Class A	34,137	1,012,162
Cree, Inc.*	16,200	1,013,634
Freescale Semiconductor Ltd.*	3,400	54,570
Intel Corp.	44,300	1,150,028
Lam Research Corp.*	5,198	283,031
Linear Technology Corp.	31,915	1,453,728
LSI Corp.	8,700	95,874
Maxim Integrated Products, Inc.	39,878	1,112,995
Microchip Technology, Inc.	27,017	1,209,011
ON Semiconductor Corp.*	58,700	483,688
Silicon Laboratories, Inc.*	4,993	216,247
Skyworks Solutions, Inc.*	21,700	619,752
Texas Instruments, Inc.	152,131	6,680,072
Xilinx, Inc.	36,163	1,660,605

		22,804,093

Software (6.5%)
Adobe Systems, Inc.*	26,834	1,606,820
ANSYS, Inc.*	12,812	1,117,207
Autodesk, Inc.*	24,380	1,227,045
Cadence Design Systems, Inc.*	38,800	543,976
Citrix Systems, Inc.*	25,629	1,621,034
Concur Technologies, Inc.*	6,400	660,352
Electronic Arts, Inc.*	31,800	729,492
FactSet Research Systems, Inc.	6,069	658,972
FireEye, Inc.*	1,695	73,919
Fortinet, Inc.*	18,600	355,818
Informatica Corp.*	14,800	614,200
Intuit, Inc.	40,729	3,108,437
MICROS Systems, Inc.*	1,614	92,595
Microsoft Corp.#	1,145,549	42,877,899
NetSuite, Inc.*	4,800	494,496
Oracle Corp.	487,001	18,632,658
Red Hat, Inc.*	25,951	1,454,294
Rovi Corp.*	1,593	31,366
Salesforce.com, Inc.*	80,884	4,463,988
ServiceNow, Inc.*	10,789	604,292

SolarWinds, Inc.*	8,900	$336,687
Solera Holdings, Inc.	9,400	665,144
Splunk, Inc.*	14,100	968,247
Symantec Corp.	69,539	1,639,730
Tableau Software, Inc., Class A*	1,300	89,609
TIBCO Software, Inc.*	22,500	505,800
VMware, Inc., Class A*	11,766	1,055,528
Workday, Inc., Class A*	5,060	420,790

		86,650,395

Total Information Technology		360,572,732

Materials (4.5%)
Chemicals (3.7%)
Airgas, Inc.	9,000	1,006,650
Albemarle Corp.	4,182	265,097
Celanese Corp.	21,892	1,210,847
Dow Chemical Co.	21,700	963,480
E.I. du Pont de Nemours & Co.	126,221	8,200,578
Eastman Chemical Co.	21,288	1,717,942
Ecolab, Inc.	35,941	3,747,568
FMC Corp.	18,658	1,407,933
International Flavors & Fragrances, Inc.	11,166	960,053
LyondellBasell Industries N.V., Class A	55,700	4,471,596
Monsanto Co.	73,268	8,539,385
NewMarket Corp.	1,300	434,395
PPG Industries, Inc.	17,800	3,375,948
Praxair, Inc.	40,568	5,275,057
Rockwood Holdings, Inc.	7,300	525,016
RPM International, Inc.	17,000	705,670
Scotts Miracle-Gro Co., Class A	5,893	366,662
Sherwin-Williams Co.	12,171	2,233,378
Sigma-Aldrich Corp.	15,624	1,468,812
Valspar Corp.	12,200	869,738
W.R. Grace & Co.*	9,100	899,717
Westlake Chemical Corp.	2,400	292,968

		48,938,490

Construction Materials (0.1%)
Eagle Materials, Inc.	6,800	526,524
Martin Marietta Materials, Inc.	6,336	633,220

		1,159,744

Containers & Packaging (0.4%)
AptarGroup, Inc.	6,400	433,984
Avery Dennison Corp.	4,300	215,817
Ball Corp.	20,424	1,055,104
Bemis Co., Inc.	6,100	249,856
Crown Holdings, Inc.*	16,803	748,910
Greif, Inc., Class A	800	41,920
Owens-Illinois, Inc.*	13,200	472,296
Packaging Corp. of America	13,400	847,952
Rock-Tenn Co., Class A	7,100	745,571
Sealed Air Corp.	26,800	912,540
Silgan Holdings, Inc.	6,000	288,120

		6,012,070

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Metals & Mining (0.1%)
Compass Minerals International, Inc	4,519	$361,746
Royal Gold, Inc	2,222	102,367
Southern Copper Corp	21,629	620,969
Tahoe Resources, Inc.*	1,400	23,296

		1,108,378

Paper & Forest Products (0.2%)
International Paper Co	52,400	2,569,172

Total Materials		59,787,854

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.6%)
Intelsat S.A.*	100	2,254
Level 3 Communications, Inc.*	7,414	245,922
tw telecom, Inc.*	20,557	626,372
Verizon Communications, Inc	392,400	19,282,536
Windstream Holdings, Inc	76,780	612,705

		20,769,789

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	45,842	3,366,178
SBA Communications Corp., Class A* .	17,518	1,573,817
Sprint Corp.*	21,240	228,330

		5,168,325

Total Telecommunication Services		25,938,114

Utilities (0.2%)
Electric Utilities (0.1%)
ITC Holdings Corp	7,233	693,066

Gas Utilities (0.1%)
ONEOK, Inc	26,600	1,653,988
Questar Corp	3,000	68,970

		1,722,958

Independent Power Producers & Energy Traders (0.0%)
Calpine Corp.*	6,200	120,962

Water Utilities (0.0%)
Aqua America, Inc	21,100	497,749

Total Utilities		3,034,735

Total Investments (99.3%) (Cost $656,409,900)		1,329,937,763
Other Assets Less Liabilities (0.7%)		9,832,434

Net Assets (100%)		$1,339,770,197

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $22,607,720.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	92	March-14	$8,422,083	$8,469,060	$46,977

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$264,628,402	$—	$—	$264,628,402
Consumer Staples	156,547,004	1,567,020	—	158,114,024
Energy	59,006,896	—	—	59,006,896
Financials	71,180,137	—	—	71,180,137
Health Care	162,591,616	—	—	162,591,616
Industrials	165,083,253	—	—	165,083,253
Information Technology	360,572,732	—	—	360,572,732
Materials	59,787,854	—	—	59,787,854
Telecommunication Services	25,938,114	—	—	25,938,114
Utilities	3,034,735	—	—	3,034,735
Futures	46,977	—	—	46,977

Total Assets	$1,328,417,720	$1,567,020	$—	$1,329,984,740

Total Liabilities	$—	$—	$—	$—

Total	$1,328,417,720	$1,567,020	$—	$1,329,984,740

(a)	A security with a market value of $1,567,020 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	46,977	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$46,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,092,412	—	—	1,092,412
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,092,412	$—	$—	$1,092,412

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	50,210	—	—	50,210
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$50,210	$—	$—	$50,210

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $7,466,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 46,977	(c)	$—	$—	$46,977

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$179,000,470
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$243,299,872

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$674,481,655
Aggregate gross unrealized depreciation	(2,898,575)

Net unrealized appreciation	$671,583,080

Federal income tax cost of investments	$658,354,683

The Portfolio utilized net capital loss carryforward of $7,768,811 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $656,409,900)	$1,329,937,763
Cash	9,876,149
Dividends, interest and other receivables	1,374,904
Receivable from Separate Accounts for Trust shares sold	351,805
Due from broker for futures variation margin	34,764
Other assets	4,618

Total assets	1,341,580,003

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	994,940
Investment management fees payable	390,695
Distribution fees payable - Class IB	181,407
Administrative fees payable	123,267
Payable for securities purchased	60,091
Distribution fees payable - Class IA	5,600
Trustees’ fees payable	1,585
Accrued expenses	52,221

Total liabilities	1,809,806

NET ASSETS	$1,339,770,197

Net assets were comprised of:
Paid in capital	$657,001,890
Accumulated undistributed net investment income (loss)	408,723
Accumulated undistributed net realized gain (loss) on investments and futures	8,784,744
Net unrealized appreciation (depreciation) on investments and futures	673,574,840

Net assets	$1,339,770,197

Class IA
Net asset value, offering and redemption price per share, $27,227,277 / 2,161,156 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.60

Class IB
Net asset value, offering and redemption price per share, $873,540,844 / 70,855,847 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.33

Class K
Net asset value, offering and redemption price per share, $439,002,076 / 34,850,152 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $1,245 foreign withholding tax)	$20,516,487
Interest	9,107

Total income	20,525,594

EXPENSES
Investment management fees	4,234,436
Distribution fees - Class IB	1,862,486
Administrative fees	1,257,470
Printing and mailing expenses	122,079
Custodian fees	68,500
Professional fees	63,489
Distribution fees - Class IA	56,762
Trustees’ fees	32,161
Miscellaneous	21,017

Total expenses	7,718,400

NET INVESTMENT INCOME (LOSS)	12,807,194

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	76,891,354
Futures	1,092,412

Net realized gain (loss)	77,983,766

Change in unrealized appreciation (depreciation) on:
Investments	250,984,933
Futures	50,210

Net change in unrealized appreciation (depreciation)	251,035,143

NET REALIZED AND UNREALIZED GAIN (LOSS)	329,018,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$341,826,103

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,807,194	$14,122,269
Net realized gain (loss) on investments and futures	77,983,766	62,657,080
Net change in unrealized appreciation (depreciation) on investments and futures	251,035,143	80,903,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	341,826,103	157,682,683

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(232,957)	(231,317)
Class IB	(7,537,330)	(7,807,427)
Class K	(4,880,523)	(6,157,965)

	(12,650,810)	(14,196,709)

Distributions from net realized capital gains
Class IA	(1,159,076)	—
Class IB	(38,238,003)	—
Class K	(18,919,928)	—

	(58,317,007)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(70,967,817)	(14,196,709)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 507,085 and 497,385 shares, respectively ]	5,911,818	4,922,123
Capital shares issued in reinvestment of dividends and distributions [ 113,214 and 22,993 shares, respectively ]	1,392,033	231,317
Capital shares repurchased [ (355,057) and (225,381) shares, respectively ]	(4,096,114)	(2,237,183)

Total Class IA transactions	3,207,737	2,916,257

Class IB
Capital shares sold [ 13,131,536 and 8,149,338 shares, respectively ]	148,672,225	78,101,818
Capital shares issued in reinvestment of dividends and distributions [ 3,804,443 and 792,205 shares, respectively ]	45,775,333	7,807,427
Capital shares repurchased [ (10,768,325) and (11,759,171) shares, respectively ]	(121,469,059)	(113,227,887)

Total Class IB transactions	72,978,499	(27,318,642)

Class K
Capital shares sold [ 679,158 and 475,661 shares, respectively ]	7,800,785	4,661,054
Capital shares issued in reinvestment of dividends and distributions [ 1,936,094 and 612,154 shares, respectively ]	23,800,451	6,157,965
Capital shares repurchased [ (9,242,692) and (15,859,389) shares, respectively ]	(110,173,121)	(156,571,305)

Total Class K transactions	(78,571,885)	(145,752,286)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,385,649)	(170,154,671)

TOTAL INCREASE (DECREASE) IN NET ASSETS	268,472,637	(26,668,697)
NET ASSETS:
Beginning of year	1,071,297,560	1,097,966,257

End of year (a)	$1,339,770,197	$1,071,297,560

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$408,723	$236,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011		2010		2009
Net asset value, beginning of year	$10.04	$8.86	$8.77		$7.60		$5.68

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.09	(e)	0.09	(e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and futures	3.13	1.18	0.10		1.18		1.99

Total from investment operations	3.24	1.30	0.19		1.27		2.08

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.10)		(0.10)		(0.16)
Distributions from net realized gains	(0.57)	—	—		—		—

Total dividends and distributions	(0.68)	(0.12)	(0.10)		(0.10)		(0.16)

Net asset value, end of year	$12.60	$10.04	$8.86		$8.77		$7.60

Total return	32.47%	14.72%	2.23%		16.74	%(aa)	36.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,227	$19,030	$14,178		$587,034		$587,223
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.47	%(c)	0.49%		0.50%
After waivers and fees paid indirectly	0.73%	0.73%	0.47	%(c)	0.49%		0.50%
Before waivers and fees paid indirectly	0.73%	0.73%	0.47	%(c)	0.49%		0.50%
Ratio of net investment income (loss) to average net assets:
After waivers	0.97%	1.18%	0.99%		1.16%		1.45%
After waivers and fees paid indirectly	0.97%	1.18%	0.99%		1.16%		1.45%
Before waivers and fees paid indirectly	0.97%	1.18%	0.99%		1.16%		1.45%
Portfolio turnover rate	15%	16%	18%		23%		49%

	Year Ended December 31,
Class IB	2013	2012	2011	2010		2009
Net asset value, beginning of year	$9.83	$8.68	$8.59	$7.45		$5.57

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.07 (e)	0.07	(e)	0.09	(e)
Net realized and unrealized gain (loss) on investments and futures	3.07	1.16	0.10	1.15		1.93

Total from investment operations	3.18	1.27	0.17	1.22		2.02

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.08)	(0.08)		(0.14)
Distributions from net realized gains	(0.57)	—	—	—		—

Total dividends and distributions	(0.68)	(0.12)	(0.08)	(0.08)		(0.14)

Net asset value, end of year	$12.33	$9.83	$8.68	$8.59		$7.45

Total return	32.53%	14.65%	2.00%	16.36	%(bb)	36.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$873,541	$635,996	$585,640	$610,712		$582,328
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.72%	0.74%		0.75	%(c)
After waivers and fees paid indirectly	0.73%	0.73%	0.72%	0.74%		0.75	%(c)
Before waivers and fees paid indirectly	0.73%	0.73%	0.72%	0.74%		0.75	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.97%	1.15%	0.85%	0.91%		1.47%
After waivers and fees paid indirectly	0.97%	1.15%	0.85%	0.91%		1.47%
Before waivers and fees paid indirectly	0.97%	1.15%	0.85%	0.91%		1.47%
Portfolio turnover rate	15%	16%	18%	23%		49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.04	$8.86	$8.27

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.13 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	3.14	1.20	0.65

Total from investment operations	3.28	1.33	0.69

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.10)
Distributions from net realized gains	(0.57)	—	—

Total dividends and distributions	(0.72)	(0.15)	(0.10)

Net asset value, end of period	$12.60	$10.04	$8.86

Total return (b)	32.80%	15.01%	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$439,002	$416,272	$498,148
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.48%	0.47%
After waivers and fees paid indirectly (a)	0.48%	0.48%	0.47%
Before waivers and fees paid indirectly (a)	0.48%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.21%	1.36%	1.32%
After waivers and fees paid indirectly (a)	1.21%	1.36%	1.32%
Before waivers and fees paid indirectly (a)	1.21%	1.36%	1.32%
Portfolio turnover rate	15%	16%	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 16.21%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 15.95%.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Marsico Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	35.36%	17.93%	8.25%
Portfolio – Class IB Shares*	35.39	18.03	8.02
Portfolio – Class K Shares***	35.70	N/A	22.45
Russell 1000® Growth Index	33.48	20.39	7.83
VMI – LCG	32.94	17.48	9.44
* Date of inception 5/1/97. ** Date of inception 11/28/98. ***Date of inception 8/26/11. Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 35.36% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 1000® Growth Index, returned 33.48% and the VMI — LCG returned 32.94% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection was strong in the Health Care sector. A number of the Portfolio’s Health Care holdings performed very well in the period, particularly Gilead Sciences, Inc. and Biogen Idec Inc.

•

From a sector allocation standpoint, the Portfolio was positioned well by having an underweight allocation to the Information Technology sector, as the sector did not keep pace with the overall return of the benchmark. An underweight in Apple, Inc. and IBM were notable contributors relative to the benchmark.

•	The Portfolio also benefited from a relative underweight in Consumer Staples positions, as Consumer Staples was another weak-performing sector.

•	Stock selection in the Information Technology, Financials and Consumer Discretionary sectors benefited relative performance.

What hurt performance during the year:

•	Stock selection in the Industrials, Energy and Materials sectors contributed to relative underperformance.

•	From a sector allocation perspective, underweights in Health Care and Consumer Discretionary detracted from performance.

•

Individual holdings detracting from performance include eBay Inc. and Belgian holding Anheuser-Busch InBev N.V. Relative underweight positions in Boeing Co. and Celgene Corporation were also detrimental to performance.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	20.1%
Consumer Discretionary	17.7
Health Care	10.7
Industrials	9.7
Consumer Staples	5.7
Financials	4.7
Exchange Traded Funds	4.4
Energy	3.7
Materials	3.6
Telecommunication Services	1.4
Utilities	0.1
Cash and Other	18.2

100.0%

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,199.04	$4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,199.09	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.83	4.42
Class K
Actual	1,000.00	1,200.28	3.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.7%)
Auto Components (0.3%)
Allison Transmission Holdings, Inc.	1,154	$31,862
BorgWarner, Inc.	54,340	3,038,149
Delphi Automotive plc	204,459	12,294,120
Gentex Corp.	19,438	641,260
Goodyear Tire & Rubber Co.	57,787	1,378,220
Lear Corp.	2,155	174,490
Visteon Corp.*	11,709	958,850

		18,516,951

Automobiles (0.3%)
Ford Motor Co.	318,580	4,915,690
Harley-Davidson, Inc.	85,422	5,914,619
Tesla Motors, Inc.*	34,592	5,201,945
Thor Industries, Inc.	10,397	574,226

		16,606,480

Distributors (0.3%)
Genuine Parts Co.	34,432	2,864,398
LKQ Corp.*	349,533	11,499,636

		14,364,034

Diversified Consumer Services (0.0%)
H&R Block, Inc.	64,034	1,859,547
Service Corp. International	38,911	705,457
Weight Watchers International, Inc.	3,488	114,860

		2,679,864

Hotels, Restaurants & Leisure (3.7%)
Bally Technologies, Inc.*	9,092	713,267
Brinker International, Inc.	15,587	722,302
Burger King Worldwide, Inc.	23,639	540,387
Carnival plc	64,019	2,651,367
Chipotle Mexican Grill, Inc.*	44,550	23,735,349
Choice Hotels International, Inc.	355	17,434
Darden Restaurants, Inc.	19,942	1,084,246
Domino’s Pizza, Inc.	13,235	921,818
Dunkin’ Brands Group, Inc.	25,075	1,208,615
International Game Technology	61,258	1,112,445
Las Vegas Sands Corp.	180,539	14,239,111
Marriott International, Inc., Class A	85,174	4,204,189
McDonald’s Corp.	235,719	22,871,814
MGM Resorts International*	138,784	3,264,200
Norwegian Cruise Line Holdings Ltd.*	5,993	212,572
Panera Bread Co., Class A*	6,611	1,168,098
SeaWorld Entertainment, Inc.	7,198	207,086
Six Flags Entertainment Corp.	15,554	572,698
Starbucks Corp.	626,382	49,102,085
Starwood Hotels & Resorts Worldwide, Inc.	379,564	30,156,360
Wyndham Worldwide Corp.	31,946	2,354,101
Wynn Macau Ltd.	582,000	2,638,188
Wynn Resorts Ltd.	136,627	26,534,330
Yum! Brands, Inc.	105,766	7,996,967

		198,229,029

Household Durables (0.2%)
D.R. Horton, Inc.*	99,777	$2,227,023
Jarden Corp.*	29,894	1,833,997
Lennar Corp., Class A	56,853	2,249,105
Newell Rubbermaid, Inc.	39,290	1,273,389
NVR, Inc.*	923	947,007
PulteGroup, Inc.	91,126	1,856,236
Taylor Morrison Home Corp., Class A*	6,620	148,619
Tempur Sealy International, Inc.*	14,204	766,448
Tupperware Brands Corp.	12,441	1,176,048
Whirlpool Corp.	1,310	205,486

		12,683,358

Internet & Catalog Retail (3.5%)
Amazon.com, Inc.*	217,707	86,819,374
Ctrip.com International Ltd. (ADR)*	46,105	2,287,730
Expedia, Inc.	25,064	1,745,958
Groupon, Inc.*	98,767	1,162,488
HomeAway, Inc.*	14,274	583,521
Liberty Interactive Corp.*	10,123	297,110
Liberty Ventures*	8,654	1,060,894
Netflix, Inc.*	53,981	19,874,185
priceline.com, Inc.*	58,639	68,161,974
TripAdvisor, Inc.*	57,810	4,788,402
zulily, Inc., Class A*	1,835	76,024

		186,857,660

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	22,972	1,263,689
Mattel, Inc.	81,210	3,863,972
Polaris Industries, Inc.	15,228	2,217,806

		7,345,467

Media (4.0%)
AMC Networks, Inc., Class A*	161,614	11,007,530
Cablevision Systems Corp. - New York Group, Class A	45,859	822,252
CBS Corp. (Non-Voting), Class B	132,148	8,423,114
Charter Communications, Inc., Class A*	27,476	3,757,618
Cinemark Holdings, Inc.	27,133	904,343
Clear Channel Outdoor Holdings, Inc., Class A	10,072	102,130
Comcast Corp., Class A	979,249	50,886,674
DIRECTV*	115,679	7,992,262
Discovery Communications, Inc., Class A*	57,537	5,202,496
Discovery Communications, Inc., Class C*	156,514	13,125,264
DISH Network Corp., Class A*	49,023	2,839,412
Interpublic Group of Cos., Inc.	45,873	811,952
Lamar Advertising Co., Class A*	18,538	968,610
Liberty Global plc*	118,963	10,030,960
Liberty Global plc, Class A*	128,070	11,396,949
Lions Gate Entertainment Corp.	19,019	602,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Madison Square Garden Co., Class A*	14,390	$828,576
Morningstar, Inc.	4,873	380,533
News Corp., Class A*	86,109	1,551,684
Omnicom Group, Inc.	60,798	4,521,547
Regal Entertainment Group, Class A	4,303	83,693
Scripps Networks Interactive, Inc., Class A	25,783	2,227,909
Sirius XM Holdings, Inc.*	2,422,447	8,454,340
Starz, Class A*	22,953	671,146
Time Warner Cable, Inc.	68,411	9,269,691
Twenty-First Century Fox, Inc., Class A	445,991	15,689,963
Viacom, Inc., Class B	105,020	9,172,447
Walt Disney Co.	434,518	33,197,175

		214,922,412

Multiline Retail (0.5%)
Big Lots, Inc.*	3,661	118,214
Dillard’s, Inc., Class A	4,282	416,253
Dollar General Corp.*	76,934	4,640,659
Dollar Tree, Inc.*	75,915	4,283,124
Family Dollar Stores, Inc.	22,642	1,471,051
Macy’s, Inc.	69,917	3,733,568
Nordstrom, Inc.	34,099	2,107,318
Target Corp.	118,288	7,484,082

		24,254,269

Specialty Retail (3.7%)
Aaron’s, Inc.	2,729	80,233
Abercrombie & Fitch Co., Class A	2,187	71,974
Advance Auto Parts, Inc.	17,156	1,898,826
American Eagle Outfitters, Inc.	29,238	421,027
Ascena Retail Group, Inc.*	4,375	92,575
AutoNation, Inc.*	184,924	9,188,873
AutoZone, Inc.*	18,326	8,758,728
Bed Bath & Beyond, Inc.*	51,394	4,126,938
Best Buy Co., Inc.	242,412	9,667,390
Cabela’s, Inc.*	11,188	745,792
CarMax, Inc.*	123,631	5,813,130
Chico’s FAS, Inc.	35,745	673,436
Dick’s Sporting Goods, Inc.	23,238	1,350,128
DSW, Inc., Class A	15,269	652,444
Foot Locker, Inc.	4,192	173,716
Gap, Inc.	65,642	2,565,289
GNC Holdings, Inc., Class A	23,124	1,351,598
Home Depot, Inc.	570,239	46,953,479
L Brands, Inc.	56,434	3,490,443
Lowe’s Cos., Inc.	355,634	17,621,665
O’Reilly Automotive, Inc.*	25,974	3,343,113
PetSmart, Inc.	24,294	1,767,388
Restoration Hardware Holdings, Inc.*	103,342	6,954,917
Ross Stores, Inc.	88,018	6,595,189
Sally Beauty Holdings, Inc.*	39,938	1,207,326
Signet Jewelers Ltd.	1,668	131,272
Tiffany & Co.	26,265	2,436,867
TJX Cos., Inc.	782,431	49,864,328
Tractor Supply Co.	85,059	6,598,877

Ulta Salon Cosmetics & Fragrance, Inc.*	14,975	$1,445,387
Urban Outfitters, Inc.*	25,326	939,595
Williams-Sonoma, Inc.	22,977	1,339,100

		198,321,043

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.	13,009	933,916
Coach, Inc.	66,067	3,708,341
Deckers Outdoor Corp.*	3,568	301,353
Fossil Group, Inc.*	11,488	1,377,871
Hanesbrands, Inc.	23,174	1,628,437
Lululemon Athletica, Inc.*	6,247	368,761
Michael Kors Holdings Ltd.*	143,907	11,683,809
NIKE, Inc., Class B	208,038	16,360,108
Prada S.p.A.	184,000	1,637,285
PVH Corp.	16,883	2,296,426
Ralph Lauren Corp.	14,105	2,490,520
Under Armour, Inc., Class A*	126,861	11,074,965
VF Corp.	82,348	5,133,574

		58,995,366

Total Consumer Discretionary		953,775,933

Consumer Staples (5.7%)
Beverages (1.8%)
Brown-Forman Corp., Class B	35,561	2,687,345
Coca-Cola Co.	899,297	37,149,959
Coca-Cola Enterprises, Inc.	61,367	2,708,126
Constellation Brands, Inc., Class A*	235,580	16,580,120
Dr. Pepper Snapple Group, Inc.	47,977	2,337,440
Monster Beverage Corp.*	55,917	3,789,495
PepsiCo, Inc.	394,860	32,749,688

		98,002,173

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	134,589	16,017,437
CVS Caremark Corp.	116,510	8,338,621
Fresh Market, Inc.*	9,677	391,918
Kroger Co.	122,277	4,833,610
Safeway, Inc.	4,451	144,969
Sprouts Farmers Market, Inc.*	3,402	130,739
Sysco Corp.	48,287	1,743,161
Walgreen Co.	167,747	9,635,387
Wal-Mart Stores, Inc.	251,026	19,753,236
Whole Foods Market, Inc.	173,224	10,017,544

		71,006,622

Food Products (0.8%)
Archer-Daniels-Midland Co.	11,798	512,033
Campbell Soup Co.	27,193	1,176,913
ConAgra Foods, Inc.	90,649	3,054,871
Flowers Foods, Inc.	40,235	863,845
General Mills, Inc.	151,571	7,564,909
Green Mountain Coffee Roasters, Inc.*	51,984	3,928,951
Hershey Co.	35,266	3,428,913
Hillshire Brands Co.	28,956	968,289
Hormel Foods Corp.	31,536	1,424,481
Ingredion, Inc.	2,238	153,214
J.M. Smucker Co.	3,313	343,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Kellogg Co.	56,319	$3,439,401
Kraft Foods Group, Inc.	139,772	7,536,506
McCormick & Co., Inc. (Non-Voting)	31,014	2,137,485
Mead Johnson Nutrition Co.	47,606	3,987,479
Nestle S.A. (Registered)	24,107	1,764,685
Pinnacle Foods, Inc.	4,569	125,465
WhiteWave Foods Co., Class A*	32,616	748,211

		43,158,944

Household Products (0.5%)
Church & Dwight Co., Inc.	32,491	2,153,503
Clorox Co.	25,880	2,400,629
Colgate-Palmolive Co.	219,305	14,300,879
Kimberly-Clark Corp.	75,598	7,896,967
Procter & Gamble Co.	18,941	1,541,987

		28,293,965

Personal Products (0.2%)
Avon Products, Inc.	101,845	1,753,771
Coty, Inc., Class A	8,975	136,869
Estee Lauder Cos., Inc., Class A	54,455	4,101,550
Herbalife Ltd.	20,049	1,577,856
Nu Skin Enterprises, Inc., Class A	13,735	1,898,452

		9,468,498

Tobacco (1.1%)
Altria Group, Inc.	472,275	18,130,637
Lorillard, Inc.	88,817	4,501,246
Philip Morris International, Inc.	384,539	33,504,883
Reynolds American, Inc.	56,096	2,804,239

		58,941,005

Total Consumer Staples		308,871,207

Energy (3.7%)
Energy Equipment & Services (1.5%)
Atwood Oceanics, Inc.*	2,526	134,863
Baker Hughes, Inc.	6,562	362,616
Cameron International Corp.*	36,743	2,187,311
Dresser-Rand Group, Inc.*	17,919	1,068,510
Dril-Quip, Inc.*	9,548	1,049,612
FMC Technologies, Inc.*	96,885	5,058,366
Frank’s International N.V.	3,658	98,766
Halliburton Co.	199,704	10,134,978
Oceaneering International, Inc.	25,441	2,006,786
RPC, Inc.	11,953	213,361
Schlumberger Ltd.	614,302	55,354,753
Seadrill Ltd.	83,092	3,413,419

		81,083,341

Oil, Gas & Consumable Fuels (2.2%)
Anadarko Petroleum Corp.	6,495	515,183
Antero Resources Corp.*	105,058	6,664,879
Cabot Oil & Gas Corp.	189,887	7,360,020
Cheniere Energy, Inc.*	56,739	2,446,586
Cobalt International Energy, Inc.*	59,407	977,245
Concho Resources, Inc.*	93,869	10,137,852
Continental Resources, Inc.*	124,599	14,019,879
CVR Energy, Inc.	3,703	160,821

EOG Resources, Inc.	75,083	$12,601,931
EQT Corp.	59,944	5,381,772
Gulfport Energy Corp.*	103,446	6,532,615
Kinder Morgan, Inc.	142,638	5,134,968
Kosmos Energy Ltd.*	23,855	266,699
Laredo Petroleum Holdings, Inc.*	8,908	246,663
Marathon Petroleum Corp.	59,500	5,457,935
Noble Energy, Inc.	10,719	730,071
Oasis Petroleum, Inc.*	23,676	1,112,062
Pioneer Natural Resources Co.	108,608	19,991,475
QEP Resources, Inc.	4,292	131,550
Range Resources Corp.	93,181	7,856,090
SM Energy Co.	15,588	1,295,519
Southwestern Energy Co.*	82,650	3,250,624
Whiting Petroleum Corp.*	2,234	138,218
Williams Cos., Inc.	88,122	3,398,866
World Fuel Services Corp.	3,252	140,356

		115,949,879

Total Energy		197,033,220

Financials (4.7%)
Capital Markets (0.9%)
Affiliated Managers Group, Inc.*	72,570	15,738,982
Ameriprise Financial, Inc.	15,118	1,739,326
Artisan Partners Asset Management, Inc., Class A	1,266	82,531
BlackRock, Inc.	20,535	6,498,711
Charles Schwab Corp.	35,133	913,458
Eaton Vance Corp.	28,232	1,208,047
Federated Investors, Inc., Class B	16,113	464,054
Franklin Resources, Inc.	132,810	7,667,121
Invesco Ltd.	81,803	2,977,629
Lazard Ltd., Class A	30,133	1,365,628
LPL Financial Holdings, Inc.	10,473	492,545
SEI Investments Co.	32,079	1,114,104
T. Rowe Price Group, Inc.	60,976	5,107,960
TD Ameritrade Holding Corp.	82,682	2,533,377
Waddell & Reed Financial, Inc., Class A	20,212	1,316,205

		49,219,678

Commercial Banks (0.0%)
Signature Bank/New York*	1,088	116,873

Consumer Finance (1.0%)
American Express Co.	617,079	55,987,578

Diversified Financial Services (1.0%)
CBOE Holdings, Inc.	20,530	1,066,739
Citigroup, Inc.	504,182	26,272,924
IntercontinentalExchange Group, Inc.	93,601	21,052,737
Leucadia National Corp.	9,426	267,133
McGraw Hill Financial, Inc.	30,419	2,378,766
Moody’s Corp.	45,722	3,587,805
MSCI, Inc.*	11,912	520,792

		55,146,896

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Insurance (0.8%)
Allied World Assurance Co. Holdings AG	2,700	$304,587
American Financial Group, Inc./Ohio	2,503	144,473
American International Group, Inc.	298,807	15,254,097
Aon plc	56,038	4,701,028
Arch Capital Group Ltd.*	1,989	118,723
Arthur J. Gallagher & Co.	29,811	1,399,030
Axis Capital Holdings Ltd.	7,167	340,934
Brown & Brown, Inc.	12,725	399,438
Chubb Corp.	8,722	842,807
eHealth, Inc.*	97,160	4,516,968
Endurance Specialty Holdings Ltd.	3,472	203,702
Erie Indemnity Co., Class A	5,852	427,898
Hanover Insurance Group, Inc.	2,977	177,757
Loews Corp.	5,797	279,647
Marsh & McLennan Cos., Inc.	86,585	4,187,251
Progressive Corp.	114,021	3,109,353
Prudential Financial, Inc.	41,893	3,863,373
Travelers Cos., Inc.	23,896	2,163,544
Validus Holdings Ltd.	2,137	86,100

		42,520,710

Real Estate Investment Trusts (REITs) (0.9%)
American Homes 4 Rent (REIT), Class A	2,370	38,394
American Tower Corp. (REIT)	225,429	17,993,743
Apartment Investment & Management Co. (REIT), Class A	18,868	488,870
Boston Properties, Inc. (REIT)	3,399	341,158
Brixmor Property Group, Inc. (REIT)*	2,153	43,771
CBL & Associates Properties, Inc. (REIT)	12,596	226,224
Corrections Corp. of America (REIT)	17,170	550,642
Digital Realty Trust, Inc. (REIT)	23,744	1,166,305
Equity Lifestyle Properties, Inc. (REIT)	14,165	513,198
Extra Space Storage, Inc. (REIT)	2,114	89,063
Federal Realty Investment Trust (REIT)	10,085	1,022,720
Omega Healthcare Investors, Inc. (REIT)	28,741	856,482
Plum Creek Timber Co., Inc. (REIT)	41,595	1,934,583
Public Storage (REIT)	31,375	4,722,565
Rayonier, Inc. (REIT)	29,642	1,247,928
Regency Centers Corp. (REIT)	9,044	418,737
Senior Housing Properties Trust (REIT)	3,277	72,848
Simon Property Group, Inc. (REIT)	54,455	8,285,873
Spirit Realty Capital, Inc. (REIT)	16,905	166,176

Tanger Factory Outlet Centers (REIT)	22,222	$711,548
Taubman Centers, Inc. (REIT)	2,744	175,396
Ventas, Inc. (REIT)	31,091	1,780,892
Vornado Realty Trust (REIT)	8,535	757,823
Weyerhaeuser Co. (REIT)	136,904	4,322,059

		47,926,998

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	65,616	1,725,701
Realogy Holdings Corp.*	25,202	1,246,743
St. Joe Co.*	444	8,520

		2,980,964

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc.*	5,060	187,017
Ocwen Financial Corp.*	24,373	1,351,483

		1,538,500

Total Financials		255,438,197

Health Care (10.7%)
Biotechnology (5.6%)
Alexion Pharmaceuticals, Inc.*	163,931	21,812,659
Alkermes plc*	29,735	1,209,025
Amgen, Inc.	176,334	20,130,289
ARIAD Pharmaceuticals, Inc.*	43,678	297,884
Biogen Idec, Inc.*	253,018	70,781,785
BioMarin Pharmaceutical, Inc.*	32,684	2,296,705
Celgene Corp.*	354,679	59,926,564
Cubist Pharmaceuticals, Inc.*	15,341	1,056,535
Gilead Sciences, Inc.*	1,313,355	98,698,628
Incyte Corp.*	60,207	3,048,280
Medivation, Inc.*	17,637	1,125,593
Myriad Genetics, Inc.*	18,130	380,367
Pharmacyclics, Inc.*	30,625	3,239,512
Quintiles Transnational Holdings, Inc.*	2,899	134,340
Regeneron Pharmaceuticals, Inc.*	28,428	7,824,523
Seattle Genetics, Inc.*	23,621	942,242
Theravance, Inc.*	18,512	659,953
United Therapeutics Corp.*	10,944	1,237,548
Vertex Pharmaceuticals, Inc.*	79,942	5,939,691

		300,742,123

Health Care Equipment & Supplies (0.9%)
Baxter International, Inc.	127,423	8,862,270
Becton, Dickinson and Co.	45,672	5,046,299
Boston Scientific Corp.*	740,860	8,905,137
C.R. Bard, Inc.	18,923	2,534,547
Cooper Cos., Inc.	8,423	1,043,104
DENTSPLY International, Inc.	9,417	456,536
Edwards Lifesciences Corp.*	26,564	1,746,849
Hologic, Inc.*	18,594	415,576
IDEXX Laboratories, Inc.*	37,004	3,936,116
Intuitive Surgical, Inc.*	8,950	3,437,516
ResMed, Inc.	33,504	1,577,368
Sirona Dental Systems, Inc.*	12,927	907,475
St. Jude Medical, Inc.	42,373	2,625,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Stryker Corp.	65,928	$4,953,830
Varian Medical Systems, Inc.*	25,495	1,980,707
Zimmer Holdings, Inc.	2,228	207,627

		48,635,964

Health Care Providers & Services (1.7%)
Aetna, Inc.	23,661	1,622,908
AmerisourceBergen Corp.	54,291	3,817,200
Brookdale Senior Living, Inc.*	23,398	635,958
Cardinal Health, Inc.	71,501	4,776,982
Catamaran Corp.*	48,413	2,298,649
Cigna Corp.	3,902	341,347
Community Health Systems, Inc.*	1,756	68,958
DaVita HealthCare Partners, Inc.*	43,309	2,744,491
Envision Healthcare Holdings, Inc.*	197,752	7,024,151
Express Scripts Holding Co.*	167,998	11,800,179
HCA Holdings, Inc.*	4,615	220,182
Health Management Associates, Inc., Class A*	61,028	799,467
Henry Schein, Inc.*	20,487	2,340,845
Laboratory Corp. of America Holdings*	20,698	1,891,176
McKesson Corp.	160,069	25,835,137
MEDNAX, Inc.*	15,314	817,461
Patterson Cos., Inc.	18,416	758,739
Premier, Inc., Class A*	4,918	180,786
Quest Diagnostics, Inc.	2,472	132,351
Team Health Holdings, Inc.*	84,021	3,827,157
Tenet Healthcare Corp.*	24,350	1,025,622
UnitedHealth Group, Inc.	253,441	19,084,107
Universal Health Services, Inc., Class B	14,362	1,167,056

		93,210,909

Health Care Technology (0.1%)
Cerner Corp.*	69,725	3,886,471
Veeva Systems, Inc., Class A*	2,279	73,156

		3,959,627

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	9,565	547,022
Bruker Corp.*	25,776	509,592
Charles River Laboratories International, Inc.*	5,218	276,763
Covance, Inc.*	13,145	1,157,549
Illumina, Inc.*	29,244	3,234,971
Life Technologies Corp.*	26,340	1,996,572
Mettler-Toledo International, Inc.*	7,098	1,721,904
Techne Corp.	4,038	382,277
Waters Corp.*	20,148	2,014,800

		11,841,450

Pharmaceuticals (2.2%)
AbbVie, Inc.	500,625	26,438,006
Actavis plc*	94,852	15,935,136
Allergan, Inc.	69,689	7,741,054
Bristol-Myers Squibb Co.	510,735	27,145,565
Eli Lilly and Co.	51,041	2,603,091

Endo Health Solutions, Inc.*	26,394	$1,780,539
Forest Laboratories, Inc. (Contingent Value Shares)*† (b)	306	—
Jazz Pharmaceuticals plc*	12,196	1,543,526
Johnson & Johnson	85,195	7,803,010
Mylan, Inc.*	89,602	3,888,727
Novo Nordisk A/S, Class B	8,479	1,554,216
Perrigo Co. plc	29,640	4,548,555
Salix Pharmaceuticals Ltd.*	14,420	1,296,935
Shire plc (ADR)	37,090	5,240,446
Valeant Pharmaceuticals International, Inc.*	44,445	5,217,843
Zoetis, Inc.	117,549	3,842,677

		116,579,326

Total Health Care		574,969,399

Industrials (9.7%)
Aerospace & Defense (3.0%)
B/E Aerospace, Inc.*	147,760	12,859,553
Boeing Co.	243,684	33,260,429
Hexcel Corp.*	23,586	1,054,058
Honeywell International, Inc.	184,988	16,902,354
Huntington Ingalls Industries, Inc.	11,798	1,061,938
Lockheed Martin Corp.	61,038	9,073,909
Precision Castparts Corp.	118,274	31,851,188
Rockwell Collins, Inc.	28,423	2,101,028
Rolls-Royce Holdings plc*	1,294,777	27,337,097
Rolls-Royce Holdings plc (Preference)*† (b)	111,350,822	184,391
Spirit AeroSystems Holdings, Inc., Class A*	3,683	125,517
TransDigm Group, Inc.	12,321	1,983,928
Triumph Group, Inc.	2,476	188,349
United Technologies Corp.	202,528	23,047,686

		161,031,425

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	35,888	2,093,706
Expeditors International of Washington, Inc.	48,579	2,149,620
United Parcel Service, Inc., Class B	208,823	21,943,121

		26,186,447

Airlines (0.7%)
Alaska Air Group, Inc.	15,267	1,120,140
American Airlines Group, Inc.*	26,938	680,185
Copa Holdings S.A., Class A	73,518	11,770,967
Delta Air Lines, Inc.	571,586	15,701,467
Southwest Airlines Co.	18,730	352,873
United Continental Holdings, Inc.*	150,083	5,677,640

		35,303,272

Building Products (0.3%)
A.O. Smith Corp.	7,801	420,786
Allegion plc*	16,696	737,810
Armstrong World Industries, Inc.*	5,941	342,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Fortune Brands Home & Security, Inc.	232,993	$10,647,780
Lennox International, Inc.	11,856	1,008,471
Masco Corp.	83,915	1,910,745

		15,067,853

Commercial Services & Supplies (0.2%)
Cintas Corp.	6,824	406,642
Clean Harbors, Inc.*	14,245	854,130
Copart, Inc.*	26,280	963,162
Iron Mountain, Inc.	36,071	1,094,755
KAR Auction Services, Inc.	6,712	198,340
Pitney Bowes, Inc.	20,599	479,957
R.R. Donnelley & Sons Co.	23,177	470,029
Rollins, Inc.	14,999	454,320
Stericycle, Inc.*	20,286	2,356,625
Waste Connections, Inc.	27,405	1,195,680
Waste Management, Inc.	8,805	395,080

		8,868,720

Construction & Engineering (0.2%)
AECOM Technology Corp.*	2,365	69,602
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	23,651	1,966,344
Fluor Corp.	22,942	1,842,013
Quanta Services, Inc.*	179,426	5,662,685

		9,540,644

Electrical Equipment (0.7%)
AMETEK, Inc.	57,260	3,015,884
Babcock & Wilcox Co.	18,228	623,215
Eaton Corp. plc	139,145	10,591,718
Emerson Electric Co.	126,426	8,872,577
Hubbell, Inc., Class B	10,123	1,102,395
Rockwell Automation, Inc.	32,837	3,880,020
Roper Industries, Inc.	63,675	8,830,449
SolarCity Corp.*	5,526	313,987

		37,230,245

Industrial Conglomerates (0.6%)
3M Co.	137,287	19,254,501
Carlisle Cos., Inc.	777	61,694
Danaher Corp.	192,139	14,833,131

		34,149,326

Machinery (1.2%)
Caterpillar, Inc.	27,989	2,541,681
Colfax Corp.*	20,138	1,282,589
Crane Co.	10,537	708,613
Cummins, Inc.	163,129	22,996,295
Deere & Co.	91,237	8,332,675
Donaldson Co., Inc.	31,828	1,383,245
Dover Corp.	29,690	2,866,273
Flowserve Corp.	58,018	4,573,559
Graco, Inc.	14,411	1,125,787
Harsco Corp.	1,350	37,841
IDEX Corp.	18,026	1,331,220
Illinois Tool Works, Inc.	33,036	2,777,667
Ingersoll-Rand plc	50,036	3,082,218
ITT Corp.	21,153	918,463

Lincoln Electric Holdings, Inc.	19,537	$1,393,770
Manitowoc Co., Inc.	31,425	732,831
Navistar International Corp.*	1,760	67,214
Nordson Corp.	15,106	1,122,376
PACCAR, Inc.	10,743	635,663
Pall Corp.	26,167	2,233,353
Snap-on, Inc.	1,558	170,632
Stanley Black & Decker, Inc.	3,362	271,280
Toro Co.	13,616	865,978
Valmont Industries, Inc.	6,296	938,860
WABCO Holdings, Inc.*	13,732	1,282,706
Wabtec Corp.	46,923	3,484,971
Xylem, Inc.	2,689	93,039

		67,250,799

Marine (0.0%)
Kirby Corp.*	7,895	783,579

Professional Services (0.3%)
Advisory Board Co.*	98,317	6,259,843
Dun & Bradstreet Corp.	8,702	1,068,171
Equifax, Inc.	28,343	1,958,218
IHS, Inc., Class A*	15,457	1,850,203
Nielsen Holdings N.V.	7,417	340,366
Robert Half International, Inc.	32,821	1,378,154
Verisk Analytics, Inc., Class A*	64,734	4,254,318

		17,109,273

Road & Rail (1.5%)
Amerco, Inc.*	945	224,759
Avis Budget Group, Inc.*	25,350	1,024,647
Canadian Pacific Railway Ltd.	139,837	21,160,135
Con-way, Inc.	4,874	193,546
CSX Corp.	119,901	3,449,552
Genesee & Wyoming, Inc., Class A*	4,467	429,055
Hertz Global Holdings, Inc.*	81,429	2,330,498
J.B. Hunt Transport Services, Inc.	42,027	3,248,687
Kansas City Southern	215,173	26,644,873
Landstar System, Inc.	10,962	629,767
Norfolk Southern Corp.	13,415	1,245,314
Old Dominion Freight Line, Inc.*	16,702	885,540
Union Pacific Corp.	125,921	21,154,728

		82,621,101

Trading Companies & Distributors (0.5%)
Fastenal Co.	190,868	9,068,139
HD Supply Holdings, Inc.*	9,153	219,764
MRC Global, Inc.*	8,404	271,113
MSC Industrial Direct Co., Inc., Class A	11,124	899,598
United Rentals, Inc.*	135,234	10,541,490
W.W. Grainger, Inc.	19,253	4,917,601

		25,917,705

Total Industrials		521,060,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Information Technology (20.1%)
Communications Equipment (0.9%)
CommScope Holding Co., Inc.*	5,616	$106,255
F5 Networks, Inc.*	18,531	1,683,727
Harris Corp.	4,498	314,005
JDS Uniphase Corp.*	41,960	544,641
Juniper Networks, Inc.*	86,569	1,953,862
Motorola Solutions, Inc.	53,851	3,634,942
Palo Alto Networks, Inc.*	7,855	451,427
QUALCOMM, Inc.	502,431	37,305,502
Riverbed Technology, Inc.*	36,358	657,353

		46,651,714

Computers & Peripherals (2.8%)
3D Systems Corp.*	23,653	2,198,073
Apple, Inc.	231,058	129,648,955
EMC Corp.	246,974	6,211,396
NCR Corp.*	38,668	1,317,032
NetApp, Inc.	79,963	3,289,678
SanDisk Corp.	24,117	1,701,213
Stratasys Ltd.*	61,501	8,284,185

		152,650,532

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	37,577	3,351,117
CDW Corp.	2,286	53,401
Cognex Corp.*	124,900	4,768,682
Dolby Laboratories, Inc., Class A*	4,256	164,111
FLIR Systems, Inc.	23,279	700,698
IPG Photonics Corp.*	7,632	592,320
National Instruments Corp.	22,661	725,605
Trimble Navigation Ltd.*	60,147	2,087,101

		12,443,035

Internet Software & Services (5.7%)
Akamai Technologies, Inc.*	76,896	3,627,953
Baidu, Inc. (ADR)*	38,764	6,895,340
eBay, Inc.*	430,762	23,644,526
Equinix, Inc.*	11,605	2,059,307
Facebook, Inc., Class A*	1,141,078	62,371,324
Google, Inc., Class A*	161,416	180,900,525
IAC/InterActiveCorp.	17,567	1,206,677
LinkedIn Corp., Class A*	81,774	17,731,057
NAVER Corp.*	5,268	3,613,997
Pandora Media, Inc.*	33,372	887,695
Rackspace Hosting, Inc.*	26,578	1,039,997
Tencent Holdings Ltd.	32,000	2,041,087
Twitter, Inc.*	30,176	1,920,703
VeriSign, Inc.*	30,711	1,835,904

		309,776,092

IT Services (5.3%)
Accenture plc, Class A	151,100	12,423,442
Alliance Data Systems Corp.*	82,224	21,619,156
Automatic Data Processing, Inc.	114,085	9,219,209
Booz Allen Hamilton Holding Corp.	6,870	131,560
Broadridge Financial Solutions, Inc.	28,517	1,126,992
Cognizant Technology Solutions Corp., Class A*	120,209	12,138,705

DST Systems, Inc.	6,529	$592,441
Fidelity National Information Services, Inc.	6,841	367,225
Fiserv, Inc.*	101,112	5,970,664
FleetCor Technologies, Inc.*	15,965	1,870,619
Gartner, Inc.*	22,048	1,566,510
Genpact Ltd.*	39,559	726,699
Global Payments, Inc.	17,932	1,165,401
International Business Machines Corp.	244,764	45,910,383
Jack Henry & Associates, Inc.	20,256	1,199,358
Lender Processing Services, Inc.	17,266	645,403
MasterCard, Inc., Class A	60,112	50,221,172
NeuStar, Inc., Class A*	6,642	331,170
Paychex, Inc.	68,840	3,134,285
Teradata Corp.*	38,427	1,748,044
Total System Services, Inc.	29,828	992,676
Vantiv, Inc., Class A*	414,686	13,522,910
Visa, Inc., Class A	430,167	95,789,588
Western Union Co.	130,988	2,259,543

		284,673,155

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	1,087	58,785

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Micro Devices, Inc.*	142,699	552,245
Altera Corp.	25,991	845,487
Analog Devices, Inc.	31,308	1,594,516
Applied Materials, Inc.	186,746	3,303,537
ARM Holdings plc (ADR)	182,790	10,005,925
ASML Holding N.V.	292,337	27,391,977
Atmel Corp.*	100,878	789,875
Avago Technologies Ltd.	53,000	2,803,170
Broadcom Corp., Class A	58,678	1,739,803
Cree, Inc.*	27,732	1,735,191
Freescale Semiconductor Ltd.*	6,032	96,814
Intel Corp.	75,977	1,972,363
Lam Research Corp.*	8,970	488,416
Linear Technology Corp.	54,843	2,498,099
LSI Corp.	15,121	166,633
Maxim Integrated Products, Inc.	68,442	1,910,216
Microchip Technology, Inc.	46,354	2,074,341
ON Semiconductor Corp.*	100,781	830,435
Silicon Laboratories, Inc.*	8,676	375,758
Skyworks Solutions, Inc.*	37,377	1,067,487
Texas Instruments, Inc.	260,783	11,450,982
Xilinx, Inc.	62,039	2,848,831

		76,542,101

Software (3.8%)
Adobe Systems, Inc.*	46,026	2,756,037
ANSYS, Inc.*	21,917	1,911,162
Autodesk, Inc.*	41,895	2,108,575
Cadence Design Systems, Inc.*	66,586	933,536
Citrix Systems, Inc.*	43,997	2,782,810
CommVault Systems, Inc.*	142,123	10,642,170
Concur Technologies, Inc.*	26,978	2,783,590
Electronic Arts, Inc.*	54,672	1,254,176
FactSet Research Systems, Inc.	10,345	1,123,260
FireEye, Inc.*	3,065	133,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

FleetMatics Group plc*	92,870	$4,016,627
Fortinet, Inc.*	31,942	611,050
Guidewire Software, Inc.*	74,493	3,655,372
Informatica Corp.*	25,427	1,055,220
Intuit, Inc.	69,813	5,328,128
MICROS Systems, Inc.*	2,775	159,202
Microsoft Corp.	1,963,506	73,494,030
NetSuite, Inc.*	24,356	2,509,155
Oracle Corp.	834,775	31,938,491
Red Hat, Inc.*	84,348	4,726,862
Rovi Corp.*	2,908	57,259
Salesforce.com, Inc.*	461,479	25,469,026
ServiceNow, Inc.*	209,504	11,734,319
SolarWinds, Inc.*	15,424	583,490
Solera Holdings, Inc.	16,206	1,146,737
Splunk, Inc.*	24,132	1,657,144
Symantec Corp.	119,241	2,811,703
Tableau Software, Inc., Class A*	2,233	153,921
TIBCO Software, Inc.*	38,609	867,930
VMware, Inc., Class A*	20,107	1,803,799
Workday, Inc., Class A*	30,516	2,537,711

		202,746,157

Total Information Technology		1,085,541,571

Materials (3.6%)
Chemicals (3.2%)
Airgas, Inc.	15,402	1,722,714
Albemarle Corp.	7,283	461,669
Celanese Corp.	37,538	2,076,227
Dow Chemical Co.	37,264	1,654,521
E.I. du Pont de Nemours & Co.	216,419	14,060,742
Eastman Chemical Co.	36,407	2,938,045
Ecolab, Inc.	119,073	12,415,742
FMC Corp.	58,364	4,404,147
International Flavors & Fragrances, Inc.	19,164	1,647,721
LyondellBasell Industries N.V., Class A	95,449	7,662,646
Monsanto Co.	562,917	65,607,976
NewMarket Corp.	2,231	745,489
PPG Industries, Inc.	30,520	5,788,423
Praxair, Inc.	105,360	13,699,961
Rockwood Holdings, Inc.	12,677	911,730
RPM International, Inc.	29,174	1,211,013
Scotts Miracle-Gro Co., Class A	10,112	629,169
Sherwin-Williams Co.	162,535	29,825,172
Sigma-Aldrich Corp.	26,709	2,510,913
Valspar Corp.	20,958	1,494,096
W.R. Grace & Co.*	15,555	1,537,923
Westlake Chemical Corp.	4,132	504,393

		173,510,432

Construction Materials (0.1%)
Eagle Materials, Inc.	11,649	901,982
Martin Marietta Materials, Inc.	24,319	2,430,441

		3,332,423

Containers & Packaging (0.2%)
AptarGroup, Inc.	11,005	746,249
Avery Dennison Corp.	7,442	373,514

Ball Corp.	34,981	$1,807,119
Bemis Co., Inc.	10,643	435,937
Crown Holdings, Inc.*	28,859	1,286,246
Greif, Inc., Class A	1,496	78,390
Owens-Illinois, Inc.*	22,763	814,460
Packaging Corp. of America	23,062	1,459,363
Rock-Tenn Co., Class A	12,184	1,279,442
Sealed Air Corp.	46,057	1,568,241
Silgan Holdings, Inc.	10,379	498,400

		10,347,361

Metals & Mining (0.0%)
Compass Minerals International, Inc.	7,842	627,752
Royal Gold, Inc.	3,857	177,692
Southern Copper Corp.	37,137	1,066,203
Tahoe Resources, Inc.*	2,625	43,680

		1,915,327

Paper & Forest Products (0.1%)
International Paper Co.	89,950	4,410,249

Total Materials		193,515,792

Telecommunication Services (1.4%)
Diversified Telecommunication Services (0.6%)
Intelsat S.A.*	373	8,407
Level 3 Communications, Inc.*	12,813	425,007
tw telecom, Inc.*	35,364	1,077,541
Verizon Communications, Inc.	672,676	33,055,299
Windstream Holdings, Inc.	131,776	1,051,573

		35,617,827

Wireless Telecommunication Services (0.8%)
Crown Castle International Corp.*	255,873	18,788,754
SBA Communications Corp., Class A*	220,994	19,854,101
SoftBank Corp. (ADR)	60,000	2,628,600
Sprint Corp.*	36,411	391,418

		41,662,873

Total Telecommunication Services		77,280,700

Utilities (0.1%)
Electric Utilities (0.0%)
ITC Holdings Corp.	12,310	1,179,544

Gas Utilities (0.1%)
ONEOK, Inc.	45,552	2,832,423
Questar Corp.	5,356	123,135

		2,955,558

Independent Power Producers & Energy Traders (0.0%)
Calpine Corp.*	10,724	209,225

Water Utilities (0.0%)
Aqua America, Inc.	36,264	855,468

Total Utilities		5,199,795

Total Common Stocks (77.4%) (Cost $3,091,597,408)		4,172,686,203

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(4.4%)
iShares® Core S&P 500 ETF	5,579	$1,035,741
iShares® Morningstar Large-Cap ETF	5,123	552,464
iShares® Morningstar Large-Cap Growth ETF‡	498,665	49,861,513
iShares® Morningstar Large-Cap Value ETF	29,168	2,345,107
iShares® NYSE 100 ETF	5,794	490,740
iShares® Russell 1000 ETF	3,225	332,723
iShares® Russell 1000 Growth ETF	842,573	72,419,149
iShares® Russell 1000 Value ETF	40,090	3,774,875
iShares® S&P 100 ETF	2,587	213,040
iShares® S&P 500 Growth ETF	520,850	51,423,521
iShares® S&P 500 Value ETF	23,904	2,042,836
Vanguard Growth ETF	545,722	50,779,432

Vanguard Large-Cap ETF	600	$50,880
Vanguard Value ETF	27,800	2,123,642

Total Investment Companies (4.4%) (Cost $141,081,708)		237,445,663

Total Investments (81.8%) (Cost $3,232,679,116)		4,410,131,866
Other Assets Less Liabilities (18.2%)		981,801,538

Net Assets (100%)		$5,391,933,404

*	Non-income producing.
†	Securities (totaling $184,391 or 0.0% of net assets) at fair value by management
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss) †
iShares® Morningstar Large-Cap Growth ETF (a)	$52,361,571	$8,899,925	$15,678,601	$49,861,513	$464,375	$7,476,656

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as iShares® Morningstar Large Cap Growth Index Fund.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	2,757	March-14	$193,374,186	$197,607,975	$4,233,789
S&P 500 E-Mini Index	8,407	March-14	754,500,879	773,906,385	19,405,506

					$23,639,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$946,849,093	$6,926,840	$—		$953,775,933
Consumer Staples	304,419,177	4,452,030	—		308,871,207
Energy	197,033,220	—	—		197,033,220
Financials	255,438,197	—	—		255,438,197
Health Care	573,415,183	1,554,216	—	(b)	574,969,399
Industrials	493,538,901	27,337,097	184,391		521,060,389
Information Technology	1,079,886,487	5,655,084	—		1,085,541,571
Materials	193,515,792	—	—		193,515,792
Telecommunication Services	77,280,700	—	—		77,280,700
Utilities	5,199,795	—	—		5,199,795
Futures	23,639,295	—	—		23,639,295
Investment Companies
Exchange Traded Funds (ETFs)	237,445,663	—	—		237,445,663

Total Assets	$4,387,661,503	$45,925,267	$184,391		$4,433,771,161

Total Liabilities	$—	$—	$—		$—

Total	$4,387,661,503	$45,925,267	$184,391		$4,433,771,161

(a) A security with a market value of $2,687,345 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

(b) Value is zero.

There were no additional transfers between levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	23,639,295	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$23,639,295

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	138,707,727	—	—	138,707,727
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$138,707,727	$—	$—	$138,707,727

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	24,922,267	—	—	24,922,267
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$24,922,267	$—	$—	$24,922,267

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $612,155,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset undernetting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$23,639,295	(c)	$—	$—	$23,639,295

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$ 1,177,345,285
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$ 1,567,619,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,158,300,633
Aggregate gross unrealized depreciation	(8,312,195)

Net unrealized appreciation	$1,149,988,438

Federal income tax cost of investments	$3,260,143,428

For the year ended December 31, 2013, the Portfolio incurred approximately $6,670 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $186,172,317, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $365,770,393 during 2013.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $27,749,909)	$49,861,513
Unaffiliated Issuers (Cost $3,204,929,207)	4,360,270,353
Cash	940,721,975
Foreign cash (Cost $15)	15
Cash held as collateral at broker	42,925,000
Receivable for securities sold	12,390,843
Due from broker for futures variation margin	3,692,066
Dividends, interest and other receivables	3,201,612
Receivable from Separate Accounts for Trust shares sold	164,870
Other assets	8,232

Total assets	5,413,236,479

LIABILITIES
Payable for securities purchased	12,793,925
Payable to Separate Accounts for Trust shares redeemed	4,566,494
Investment management fees payable	2,063,419
Distribution fees payable - Class IB	882,443
Administrative fees payable	621,421
Trustees’ fees payable	4,174
Distribution fees payable - Class IA	2,751
Accrued expenses	368,448

Total liabilities	21,303,075

NET ASSETS	$5,391,933,404

Net assets were comprised of:
Paid in capital	$4,448,050,522
Accumulated undistributed net investment income (loss)	819,458
Accumulated undistributed net realized gain
(loss) on investments, futures and foreign currency transactions	(258,028,780)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,201,092,204

Net assets	$5,391,933,404

Class IA
Net asset value, offering and redemption price per share, $13,265,832 / 531,654 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.95

Class IB
Net asset value, offering and redemption price per share, $4,223,748,264 / 173,110,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.40

Class K Net asset value, offering and redemption price per share, $1,154,919,308 / 46,286,871 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($464,375 of dividend income received from affiliates) (net of $26,132 foreign withholding tax)	$39,130,807
Interest	607,066

Total income	39,737,873

EXPENSES
Investment management fees	16,836,669
Distribution fees - Class IB	6,242,719
Administrative fees	5,179,909
Printing and mailing expenses	372,780
Professional fees	147,919
Custodian fees	115,000
Trustees’ fees	79,624
Distribution fees - Class IA	27,898
Miscellaneous	47,912

Gross expenses	29,050,430
Less: Feespaid indirectly	(57,798)

Net expenses	28,992,632

NET INVESTMENT INCOME (LOSS)	10,745,241

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($7,476,656 of realized gain (loss) from affiliates)	203,038,543
Futures	138,707,727
Foreign currency transactions	(14,943)

Net realized gain (loss)	341,731,327

Change in unrealized appreciation (depreciation) on:
Investments ($4,278,618 of change in unrealized appreciation (depreciation) from affiliates)	732,027,097
Futures	24,922,267
Foreign currency translations	159

Net change in unrealized appreciation (depreciation)	756,949,523

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,098,680,850

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,109,426,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,745,241	$13,726,073
Net realized gain (loss) on investments, futures and foreign currency transactions	341,731,327	189,140,170
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	756,949,523	71,257,692

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,109,426,091	274,123,935

DIVIDENDS:
Dividends from net investment income
Class IA	(19,678)	(54,020)
Class IB	(6,387,750)	(5,419,393)
Class K	(4,523,945)	(8,160,525)

TOTAL DIVIDENDS	(10,931,373)	(13,633,938)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 159,271 and 61,983 shares, respectively ]	3,547,989	1,128,671
Capital shares issued in reinvestment of dividends [ 807 and 2,921 shares, respectively ]	19,678	54,020
Capital shares repurchased [ (132,528) and (93,475) shares, respectively ]	(2,965,553)	(1,698,563)

Total Class IA transactions	602,114	(515,872)

Class IB
Capital shares sold [ 3,246,288 and 2,572,863 shares, respectively ]	67,580,193	45,381,550
Capital shares sold in-kind (Note 9)[ 142,273,135 and 0 shares, respectively ]	2,976,866,788	—
Capital shares issued in reinvestment of dividends [ 267,876 and 299,664 shares, respectively ]	6,387,750	5,419,393
Capital shares repurchased [ (24,029,057) and (8,619,283) shares, respectively ]	(527,183,638)	(153,384,159)

Total Class IB transactions	2,523,651,093	(102,583,216)

Class K
Capital shares sold [ 400,812 and 652,551 shares, respectively ]	8,553,643	11,770,427
Capital shares sold in-kind (Note 9)[ 29 and 0 shares, respectively ]	598	—
Capital shares issued in reinvestment of dividends [ 185,534 and 441,283 shares, respectively ]	4,523,945	8,160,525
Capital shares repurchased [ (7,189,605) and (15,409,145) shares, respectively ]	(156,274,506)	(282,029,646)

Total Class K transactions	(143,196,320)	(262,098,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,381,056,887	(365,197,782)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,479,551,605	(104,707,785)
NET ASSETS:
Beginning of year	1,912,381,799	2,017,089,584

End of year (a)	$5,391,933,404	$1,912,381,799

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$819,458	$226,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010		2009
Net asset value, beginning of year	$18.46	$16.33	$17.00	$14.95		$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.10 (e)	0.11 (e)	0.10	(e)	0.13	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.48	2.14	(0.67)	2.05		3.71

Total from investment operations	6.53	2.24	(0.56)	2.15		3.84

Less distributions:
Dividends from net investment income	(0.04)	(0.11)	(0.11)	(0.10)		(0.21)

Net asset value, end of year	$24.95	$18.46	$16.33	$17.00		$14.95

Total return	35.36%	13.70%	(3.27)%	14.40%		33.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,266	$9,305	$8,697	$1,097,259		$939,856
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.93%	0.67%	0.68%		0.70%
After waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.67%	0.68%		0.69%
Before waivers, reimbursements and fees paid indirectly (f)	0.90%	0.93%	0.68%	0.69%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.24%	0.54%	0.61%	0.65%		1.10%
After waivers, reimbursements and fees paid indirectly (f)	0.24%	0.54%	0.61%	0.65%		1.10%
Before waivers, reimbursements and fees paid indirectly (f)	0.24%	0.54%	0.61%	0.64%		1.10%
Portfolio turnover rate	40%	28%	39%	39%		43%

	Year Ended December 31,
Class IB	2013	2012	2011	2010		2009
Net asset value, beginning of year	$18.05	$15.96	$16.64	$14.59		$10.95

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.10 (e)	0.06 (e)	0.06	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.34	2.10	(0.67)	2.05		3.68

Total from investment operations	6.39	2.20	(0.61)	2.11		3.80

Less distributions:
Dividends from net investment income	(0.04)	(0.11)	(0.07)	(0.06)		(0.16)

Net asset value, end of year	$24.40	$18.05	$15.96	$16.64		$14.59

Total return	35.39%	13.76%	(3.66)%	14.46%		34.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,223,748	$926,855	$911,391	$699,946		$679,158
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.93%	0.92%	0.93	%(c)	0.95	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.92%	0.93	%(c)	0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.90%	0.93%	0.93%	0.94%		0.95	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.22%	0.54%	0.35%	0.43%		0.94%
After waivers, reimbursements and fees paid indirectly (f)	0.22%	0.54%	0.35%	0.43%		0.95%
Before waivers, reimbursements and fees paid indirectly (f)	0.22%	0.54%	0.34%	0.42%		0.94%
Portfolio turnover rate	40%	28%	39%	39%		43%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$18.46	$16.32	$15.80

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.14 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.48	2.16	0.57

Total from investment operations	6.59	2.30	0.63

Less distributions:
Dividends from net investment income	(0.10)	(0.16)	(0.11)

Net asset value, end of period	$24.95	$18.46	$16.32

Total return (b)	35.70%	14.06%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,154,919	$976,222	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.68%	0.68%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.64%	0.68%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.65%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.49%	0.78%	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.49%	0.78%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.49%	0.78%	1.06%
Portfolio turnover rate	40%	28%	39%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	31.63%	16.03%	(0.41%)
Portfolio – Class IB Shares*	31.73	15.90	(0.59)
Portfolio – Class K Shares**	32.47	N/A	25.30
Russell 1000® Value Index	32.53	16.67	6.56
* Date of inception 10/3/05. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.63% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 32.53% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The Financials, Health Care, and Industrials sectors were the largest contributors to return during the past year.

•	General Electric Co., Exxon Mobil Corp., JP Morgan Chase and Co., Wells Fargo & Co., and Johnson & Johnson provided the largest contribution to return at the security level.

What hurt performance during the year:

•	The Telecommunication Services, Materials, and Utilities sectors produced the smallest positive contributions to return, while none of the sectors posted negative returns during the past year.

•

The following companies provided the largest negative contribution to return at the security level: Newmont Mining Corp., CenturyLink Inc., FirstEnergy Corp., Cliffs Natural Resources Inc. and Peabody Energy Corp.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	28.6%
Energy	14.9
Health Care	12.8
Industrials	10.4
Information Technology	8.8
Consumer Discretionary	6.5
Consumer Staples	5.8
Utilities	5.7
Materials	2.9
Telecommunication Services	2.5
Cash and Other	1.1

100.0%

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,140.64	$4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.44	3.80
Class IB
Actual	1,000.00	1,141.04	4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.44	3.80
Class K
Actual	1,000.00	1,144.61	2.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.66	2.55

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.75%, 0.75% and 0.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.5%)
Auto Components (0.6%)
Allison Transmission Holdings, Inc.	1,500	$41,415
Gentex Corp.	3,100	102,269
Johnson Controls, Inc.	37,386	1,917,901
Lear Corp.	3,740	302,828
TRW Automotive Holdings Corp.*	5,815	432,578

		2,796,991

Automobiles (0.8%)
Ford Motor Co.	134,400	2,073,792
General Motors Co.*	45,400	1,855,498

		3,929,290

Distributors (0.0%)
Genuine Parts Co.	400	33,276

Diversified Consumer Services (0.1%)
Apollo Education Group, Inc., Class A*	5,000	136,600
DeVry Education Group, Inc.	3,100	110,050
Service Corp. International	2,432	44,092
Weight Watchers International, Inc.	600	19,758

		310,500

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	22,488	903,343
Choice Hotels International, Inc.	1,247	61,240
Darden Restaurants, Inc.	2,300	125,051
Hyatt Hotels Corp., Class A*	2,425	119,941
Marriott International, Inc., Class A	1,400	69,104
MGM Resorts International*	19,316	454,312
Penn National Gaming, Inc.*	3,537	50,685
Royal Caribbean Cruises Ltd.	8,794	417,011
Starwood Hotels & Resorts Worldwide, Inc.	6,300	500,535
Wendy’s Co.	15,048	131,219

		2,832,441

Household Durables (0.6%)
D.R. Horton, Inc.*	14,527	324,243
Garmin Ltd.	6,985	322,847
Harman International Industries, Inc.	3,724	304,810
Leggett & Platt, Inc.	7,362	227,780
Lennar Corp., Class A	8,900	352,084
Mohawk Industries, Inc.*	3,427	510,280
Newell Rubbermaid, Inc.	6,235	202,076
NVR, Inc.*	37	37,962
Toll Brothers, Inc.*	8,675	320,975
Whirlpool Corp.	4,016	629,950

		3,233,007

Internet & Catalog Retail (0.2%)
Liberty Interactive Corp.*	26,189	768,647

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	900	$49,509

Media (2.8%)
CBS Corp. (Non-Voting), Class B	2,666	169,931
Comcast Corp., Class A	11,000	571,615
DreamWorks Animation SKG, Inc., Class A*	3,700	131,350
Gannett Co., Inc.	12,273	363,035
Graham Holdings Co., Class B*	263	174,453
Interpublic Group of Cos., Inc.	12,000	212,400
John Wiley & Sons, Inc., Class A	2,300	126,960
Liberty Global plc, Class A*	3,200	284,768
Liberty Media Corp., Class A*	5,386	788,780
News Corp., Class A*	6,705	120,824
Regal Entertainment Group, Class A	3,252	63,252
Sirius XM Holdings, Inc.*	92,700	323,523
Starz, Class A*	686	20,059
Thomson Reuters Corp.	19,943	754,244
Time Warner, Inc.	50,445	3,517,025
Twenty-First Century Fox, Inc., Class A	28,920	1,017,406
Walt Disney Co.	75,563	5,773,013

		14,412,638

Multiline Retail (0.3%)
Big Lots, Inc.*	2,200	71,038
Dillard’s, Inc., Class A	500	48,605
J.C. Penney Co., Inc.*	15,259	139,620
Kohl’s Corp.	11,941	677,652
Macy’s, Inc.	4,390	234,426
Sears Holdings Corp.*	2,202	107,986
Target Corp.	7,600	480,852

		1,760,179

Specialty Retail (0.5%)
Aaron’s, Inc.	3,267	96,050
Abercrombie & Fitch Co., Class A	4,060	133,614
American Eagle Outfitters, Inc.	3,529	50,817
Ascena Retail Group, Inc.*	5,600	118,496
Best Buy Co., Inc.	11,100	442,668
CST Brands, Inc.	2,965	108,875
DSW, Inc., Class A	600	25,638
Foot Locker, Inc.	6,791	281,419
GameStop Corp., Class A	6,492	319,796
Guess?, Inc.	3,200	99,424
Murphy USA, Inc.*	2,546	105,812
Signet Jewelers Ltd.	4,171	328,258
Staples, Inc.	36,600	581,574

		2,692,441

Textiles, Apparel & Luxury Goods (0.0%)
Deckers Outdoor Corp.*	1,000	84,460
PVH Corp.	500	68,010

		152,470

Total Consumer Discretionary		32,971,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Consumer Staples (5.8%)
Beverages (0.2%)
Beam, Inc.	8,647	$588,515
Constellation Brands, Inc., Class A*	450	31,671
Molson Coors Brewing Co., Class B	7,549	423,876

		1,044,062

Food & Staples Retailing (1.7%)
CVS Caremark Corp.	58,675	4,199,370
Safeway, Inc.	12,184	396,833
Sprouts Farmers Market, Inc.*	700	26,901
Sysco Corp.	20,800	750,880
Walgreen Co.	12,498	717,885
Wal-Mart Stores, Inc.	29,182	2,296,331

		8,388,200

Food Products (1.4%)
Archer-Daniels-Midland Co.	32,516	1,411,194
Bunge Ltd.	8,211	674,205
Campbell Soup Co.	3,034	131,312
ConAgra Foods, Inc.	1,635	55,100
Dean Foods Co.*	4,801	82,529
Ingredion, Inc.	3,529	241,595
J.M. Smucker Co.	5,019	520,069
Kellogg Co.	1,015	61,986
Mondelez International, Inc., Class A	96,562	3,408,639
Pinnacle Foods, Inc.	700	19,222
Tyson Foods, Inc., Class A	14,924	499,357

		7,105,208

Household Products (2.5%)
Clorox Co.	1,104	102,407
Energizer Holdings, Inc.	3,294	356,543
Kimberly-Clark Corp.	3,405	355,686
Procter & Gamble Co.	147,771	12,030,037

		12,844,673

Personal Products (0.0%)
Coty, Inc., Class A	1,000	15,250

Tobacco (0.0%)
Reynolds American, Inc.	3,896	194,761

Total Consumer Staples		29,592,154

Energy (14.9%)
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.*	2,377	126,908
Baker Hughes, Inc.	22,749	1,257,110
Cameron International Corp.*	4,708	280,267
Diamond Offshore Drilling, Inc.	3,725	212,027
Frank’s International N.V	1,000	27,000
Helmerich & Payne, Inc.	4,856	408,293
McDermott International, Inc.*	11,178	102,390
Nabors Industries Ltd.	16,253	276,138
National Oilwell Varco, Inc.	23,249	1,848,993
Oil States International, Inc.*	2,850	289,902
Patterson-UTI Energy, Inc.	8,057	204,003
Rowan Cos., plc, Class A*	6,728	237,902

Superior Energy Services, Inc.*	8,200	$218,202
Tidewater, Inc.	2,439	144,560
Unit Corp.*	2,577	133,025

		5,766,720

Oil, Gas & Consumable Fuels (13.7%)
Anadarko Petroleum Corp.	25,686	2,037,414
Antero Resources Corp.*	1,100	69,784
Apache Corp.	21,358	1,835,507
Chesapeake Energy Corp.	31,297	849,401
Chevron Corp.	104,507	13,053,969
Cimarex Energy Co.	4,700	493,077
Cobalt International Energy, Inc.*	1,146	18,852
ConocoPhillips Co.	66,070	4,667,846
CONSOL Energy, Inc.	12,300	467,892
Denbury Resources, Inc.*	20,184	331,623
Devon Energy Corp.	21,635	1,338,557
Energen Corp.	3,940	278,755
EOG Resources, Inc.	900	151,056
EQT Corp.	705	63,295
Exxon Mobil Corp.	239,799	24,267,659
Golar LNG Ltd.	2,200	79,838
Gulfport Energy Corp.*	700	44,205
Hess Corp.	16,518	1,370,994
HollyFrontier Corp.	11,200	556,528
Kinder Morgan, Inc.	2,900	104,400
Marathon Oil Corp.	38,748	1,367,804
Marathon Petroleum Corp.	16,274	1,492,814
Murphy Oil Corp.	10,187	660,933
Newfield Exploration Co.*	7,370	181,523
Noble Energy, Inc.	16,758	1,141,387
Occidental Petroleum Corp.	43,610	4,147,311
PBF Energy, Inc., Class A	1,100	34,606
Peabody Energy Corp.	15,500	302,715
Phillips 66	33,735	2,601,981
Pioneer Natural Resources Co.	1,869	344,027
QEP Resources, Inc.	8,654	265,245
SandRidge Energy, Inc.*	25,600	155,392
Spectra Energy Corp.	35,707	1,271,883
Teekay Corp.	1,833	88,002
Tesoro Corp.	7,152	418,392
Ultra Petroleum Corp.*	8,400	181,860
Valero Energy Corp.	29,486	1,486,094
Whiting Petroleum Corp.*	6,100	377,407
Williams Cos., Inc.	16,500	636,405
World Fuel Services Corp.	3,000	129,480
WPX Energy, Inc.*	11,601	236,428

		69,602,341

Total Energy		75,369,061

Financials (28.6%)
Capital Markets (3.6%)
American Capital Ltd.*	15,700	245,548
Ameriprise Financial, Inc.	7,610	875,531
Ares Capital Corp.	15,915	282,810
Artisan Partners Asset Management, Inc., Class A	400	26,076
Bank of New York Mellon Corp.	63,199	2,208,173
BlackRock, Inc.	4,564	1,444,369
Charles Schwab Corp.	50,700	1,318,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

E*TRADE Financial Corp.*	16,422	$322,528
Federated Investors, Inc., Class B	1,607	46,282
Goldman Sachs Group, Inc.	24,827	4,400,834
Invesco Ltd.	23,731	863,808
Legg Mason, Inc.	6,426	279,402
LPL Financial Holdings, Inc.	657	30,899
Morgan Stanley	81,767	2,564,213
Northern Trust Corp.	12,781	791,016
Raymond James Financial, Inc.	6,292	328,379
SEI Investments Co.	700	24,311
State Street Corp.	24,828	1,822,127
TD Ameritrade Holding Corp.	12,000	367,680

		18,242,186

Commercial Banks (5.7%)
Associated Banc-Corp.	8,202	142,715
Bank of Hawaii Corp.	2,524	149,269
BankUnited, Inc.	3,300	108,636
BB&T Corp.	38,333	1,430,587
BOK Financial Corp.	1,396	92,583
CapitalSource, Inc.	10,949	157,337
CIT Group, Inc.	10,812	563,629
City National Corp./California	2,487	197,020
Comerica, Inc.	9,805	466,130
Commerce Bancshares, Inc./Missouri	4,279	192,170
Cullen/Frost Bankers, Inc.	2,647	197,016
East West Bancorp, Inc.	7,934	277,452
Fifth Third Bancorp	46,588	979,746
First Citizens BancShares, Inc./North Carolina, Class A	363	80,815
First Horizon National Corp.	12,884	150,099
First Niagara Financial Group, Inc.	17,758	188,590
First Republic Bank/California	6,000	314,100
Fulton Financial Corp.	9,695	126,811
Huntington Bancshares, Inc./Ohio	44,625	430,631
KeyCorp.	49,312	661,767
M&T Bank Corp.	6,844	796,778
PNC Financial Services Group, Inc.	28,389	2,202,419
Popular, Inc.*	5,332	153,188
Regions Financial Corp.	74,568	737,477
Signature Bank/New York*	2,300	247,066
SunTrust Banks, Inc.	29,774	1,095,981
SVB Financial Group*	2,300	241,178
Synovus Financial Corp.	54,538	196,337
TCF Financial Corp.	9,949	161,671
U.S. Bancorp/Minnesota	100,150	4,046,060
Valley National Bancorp	9,472	95,857
Wells Fargo & Co.	260,334	11,819,164
Zions Bancorp	9,468	283,661

		28,983,940

Consumer Finance (0.9%)
Capital One Financial Corp.	31,330	2,400,191
Discover Financial Services	26,819	1,500,523
SLM Corp.	23,589	619,919

		4,520,633

Diversified Financial Services (6.5%)
Bank of America Corp.	581,172	9,048,848
Citigroup, Inc.	164,042	8,548,229

CME Group, Inc./Illinois	17,400	$1,365,204
ING US, Inc.	3,900	137,085
Interactive Brokers Group, Inc., Class A	2,519	61,312
IntercontinentalExchange Group, Inc.	2,217	498,648
JPMorgan Chase & Co.	203,804	11,918,458
Leucadia National Corp.	14,613	414,132
McGraw Hill Financial, Inc.	8,000	625,600
MSCI, Inc.*	3,600	157,392
NASDAQ OMX Group, Inc.	5,874	233,785

		33,008,693

Insurance (7.9%)
ACE Ltd.	18,558	1,921,310
Aflac, Inc.	25,415	1,697,722
Alleghany Corp.*	880	351,965
Allied World Assurance Co. Holdings AG	1,221	137,741
Allstate Corp.	25,688	1,401,024
American Financial Group, Inc./Ohio	3,991	230,361
American International Group, Inc.	79,906	4,079,201
American National Insurance Co.	282	32,300
Aon plc	4,007	336,147
Arch Capital Group Ltd.*	6,601	394,014
Aspen Insurance Holdings Ltd.	3,401	140,495
Assurant, Inc.	4,061	269,529
Assured Guaranty Ltd.	8,554	201,789
Axis Capital Holdings Ltd.	5,106	242,892
Berkshire Hathaway, Inc., Class B*	96,998	11,500,083
Brown & Brown, Inc.	3,285	103,116
Chubb Corp.	11,906	1,150,477
Cincinnati Financial Corp.	8,856	463,789
CNA Financial Corp.	1,660	71,197
Endurance Specialty Holdings Ltd.	1,904	111,708
Everest Reinsurance Group Ltd.	2,712	422,719
Fidelity National Financial, Inc., Class A	13,437	436,031
Genworth Financial, Inc., Class A*	27,834	432,262
Hanover Insurance Group, Inc.	1,659	99,059
Hartford Financial Services Group, Inc.	24,299	880,353
HCC Insurance Holdings, Inc.	5,158	237,990
Kemper Corp.	2,278	93,125
Lincoln National Corp.	14,414	744,051
Loews Corp.	15,085	727,700
Markel Corp.*	695	403,343
Marsh & McLennan Cos., Inc.	9,843	476,007
MBIA, Inc.*	7,145	85,311
Mercury General Corp.	1,274	63,331
MetLife, Inc.	48,630	2,622,130
Old Republic International Corp.	13,684	236,323
PartnerReinsurance Ltd.	2,893	305,009
Principal Financial Group, Inc.	15,484	763,516
ProAssurance Corp.	3,400	164,832
Progressive Corp.	6,085	165,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Protective Life Corp.	4,143	$209,884
Prudential Financial, Inc.	15,411	1,421,202
Reinsurance Group of America, Inc.	3,703	286,649
RenaissanceReinsurance Holdings Ltd.	2,451	238,580
StanCorp Financial Group, Inc.	2,368	156,880
Torchmark Corp.	4,908	383,560
Travelers Cos., Inc.	15,075	1,364,890
Unum Group	14,989	525,814
Validus Holdings Ltd.	4,927	198,509
W. R. Berkley Corp.	6,364	276,134
White Mountains Insurance Group Ltd.	296	178,512
XL Group plc	15,745	501,321

		39,937,825

Real Estate Investment Trusts (REITs) (3.6%)
Alexandria Real Estate Equities, Inc. (REIT)	3,642	231,704
American Campus Communities, Inc. (REIT)	5,400	173,934
American Capital Agency Corp. (REIT)	20,900	403,161
American Homes 4 Rent (REIT), Class A	2,200	35,640
Annaly Capital Management, Inc. (REIT)	52,895	527,363
Apartment Investment & Management Co. (REIT), Class A	3,364	87,161
AvalonBay Communities, Inc. (REIT)	6,857	810,703
BioMed Realty Trust, Inc. (REIT)	9,300	168,516
Boston Properties, Inc. (REIT)	7,629	765,723
Brandywine Realty Trust (REIT)	8,353	117,694
BRE Properties, Inc. (REIT)	3,972	217,308
Brixmor Property Group, Inc. (REIT)*	2,100	42,693
Camden Property Trust (REIT)	4,388	249,590
CBL & Associates Properties, Inc. (REIT)	6,700	120,332
Chimera Investment Corp. (REIT)	51,794	160,561
CommonWealth REIT (REIT)	5,817	135,594
Corporate Office Properties Trust/Maryland (REIT)	4,267	101,085
Corrections Corp. of America (REIT)	2,134	68,437
DDR Corp. (REIT)	17,112	263,011
Digital Realty Trust, Inc. (REIT)	1,400	68,768
Douglas Emmett, Inc. (REIT)	7,149	166,500
Duke Realty Corp. (REIT)	16,502	248,190
Equity Lifestyle Properties, Inc. (REIT)	1,200	43,476
Equity Residential (REIT)	19,509	1,011,932
Essex Property Trust, Inc. (REIT)	2,000	287,020
Extra Space Storage, Inc. (REIT)	5,200	219,076
Federal Realty Investment Trust (REIT)	1,188	120,475
Gaming and Leisure Properties, Inc. (REIT)*	4,137	210,201

General Growth Properties, Inc. (REIT)	30,159	$605,291
Hatteras Financial Corp. (REIT)	5,500	89,870
HCP, Inc. (REIT)	24,591	893,145
Health Care REIT, Inc. (REIT)	15,570	834,085
Healthcare Trust of America, Inc. (REIT), Class A	5,700	56,088
Home Properties, Inc. (REIT)	3,300	176,946
Hospitality Properties Trust (REIT)	8,091	218,700
Host Hotels & Resorts, Inc. (REIT)	39,790	773,518
Kilroy Realty Corp. (REIT)	4,400	220,792
Kimco Realty Corp. (REIT)	22,133	437,127
Liberty Property Trust (REIT)	7,122	241,222
Macerich Co. (REIT)	7,470	439,908
Mack-Cali Realty Corp. (REIT)	4,185	89,894
MFA Financial, Inc. (REIT)	18,600	131,316
Mid-America Apartment Communities, Inc. (REIT)	4,000	242,960
National Retail Properties, Inc. (REIT)	6,100	185,013
Piedmont Office Realty Trust, Inc. (REIT), Class A	9,230	152,480
Post Properties, Inc. (REIT)	2,800	126,644
Prologis, Inc. (REIT)	27,486	1,015,608
Public Storage (REIT)	500	75,260
Realty Income Corp. (REIT)	11,226	419,067
Regency Centers Corp. (REIT)	2,725	126,168
Retail Properties of America, Inc. (REIT), Class A	6,900	87,768
Senior Housing Properties Trust (REIT)	9,579	212,941
Simon Property Group, Inc. (REIT)	4,284	651,853
SL Green Realty Corp. (REIT)	4,870	449,891
Spirit Realty Capital, Inc. (REIT)	15,600	153,348
Taubman Centers, Inc. (REIT)	2,701	172,648
Two Harbors Investment Corp. (REIT)	18,800	174,464
UDR, Inc. (REIT)	14,412	336,520
Ventas, Inc. (REIT)	8,636	494,670
Vornado Realty Trust (REIT)	8,056	715,292
Weingarten Realty Investors (REIT)	6,302	172,801
WP Carey, Inc. (REIT)	3,000	184,050

		18,413,196

Real Estate Management & Development (0.2%)
Forest City Enterprises, Inc., Class A*	9,460	180,686
Howard Hughes Corp.*	2,047	245,845
Jones Lang LaSalle, Inc.	2,300	235,497
Realogy Holdings Corp.*	700	34,629
St. Joe Co.*	3,605	69,180

		765,837

Thrifts & Mortgage Finance (0.2%)
Hudson City Bancorp, Inc.	28,344	267,284
New York Community Bancorp, Inc.	23,795	400,946
People’s United Financial, Inc.	17,010	257,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

TFS Financial Corp.*	4,043	$48,981
Washington Federal, Inc.	5,059	117,824

		1,092,226

Total Financials		144,964,536

Health Care (12.8%)
Biotechnology (0.0%)
Quintiles Transnational Holdings, Inc.*	800	37,072

Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	84,434	3,236,355
Alere, Inc.*	4,576	165,651
Boston Scientific Corp.*	74,545	896,031
CareFusion Corp.*	11,852	471,946
Cooper Cos., Inc.	626	77,524
Covidien plc	25,700	1,750,170
DENTSPLY International, Inc.	5,300	256,944
Hill-Rom Holdings, Inc.	2,905	120,093
Hologic, Inc.*	9,828	219,656
Medtronic, Inc.	55,243	3,170,396
St. Jude Medical, Inc.	5,300	328,335
Stryker Corp.	7,300	548,522
Teleflex, Inc.	2,272	213,250
Zimmer Holdings, Inc.	8,459	788,294

		12,243,167

Health Care Providers & Services (2.5%)
Aetna, Inc.	14,897	1,021,785
Cardinal Health, Inc.	18,378	1,227,834
Cigna Corp.	14,523	1,270,472
Community Health Systems, Inc.*	4,681	183,823
Envision Healthcare Holdings, Inc.*	900	31,968
Express Scripts Holding Co.*	5,900	414,416
HCA Holdings, Inc.*	13,400	639,314
Health Net, Inc.*	4,041	119,897
Humana, Inc.	8,532	880,673
LifePoint Hospitals, Inc.*	2,333	123,276
MEDNAX, Inc.*	1,800	96,084
Omnicare, Inc.	5,423	327,332
Patterson Cos., Inc.	300	12,360
Premier, Inc., Class A*	600	22,056
Quest Diagnostics, Inc.	8,010	428,855
UnitedHealth Group, Inc.	55,092	4,148,428
Universal Health Services, Inc., Class B	1,500	121,890
VCA Antech, Inc.*	4,300	134,848
WellPoint, Inc.	16,426	1,517,598

		12,722,909

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	9,000	139,140

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	16,400	937,916
Bio-Rad Laboratories, Inc., Class A*	1,110	137,207
Charles River Laboratories International, Inc.*	1,400	74,256
Life Technologies Corp.*	3,042	230,584

PerkinElmer, Inc.	5,915	$243,875
QIAGEN N.V.*	12,400	295,244
Techne Corp.	1,000	94,670
Thermo Fisher Scientific, Inc.	19,595	2,181,903

		4,195,655

Pharmaceuticals (7.0%)
Bristol-Myers Squibb Co.	12,274	652,363
Eli Lilly and Co.	41,545	2,118,795
Forest Laboratories, Inc.*	14,306	858,789
Hospira, Inc.*	9,500	392,160
Johnson & Johnson	131,902	12,080,904
Mallinckrodt plc*	3,025	158,087
Merck & Co., Inc.	162,772	8,146,739
Pfizer, Inc.	360,600	11,045,178

		35,453,015

Total Health Care		64,790,958

Industrials (10.4%)
Aerospace & Defense (1.3%)
Alliant Techsystems, Inc.	1,652	201,015
B/E Aerospace, Inc.*	300	26,109
Exelis, Inc.	10,913	208,002
General Dynamics Corp.	16,103	1,538,642
L-3 Communications Holdings, Inc.	5,080	542,849
Northrop Grumman Corp.	11,977	1,372,684
Raytheon Co.	17,732	1,608,292
Rockwell Collins, Inc.	800	59,136
Spirit AeroSystems Holdings, Inc., Class A*	5,299	180,590
Textron, Inc.	15,039	552,834
Triumph Group, Inc.	2,100	159,747
United Technologies Corp.	3,000	341,400

		6,791,300

Air Freight & Logistics (0.5%)
FedEx Corp.	17,235	2,477,876

Airlines (0.3%)
Alaska Air Group, Inc.	300	22,011
American Airlines Group, Inc.*	4,400	111,100
Delta Air Lines, Inc.	25,000	686,750
Southwest Airlines Co.	34,649	652,787

		1,472,648

Building Products (0.1%)
A.O. Smith Corp.	2,300	124,062
Allegion plc*	1,477	65,268
Fortune Brands Home & Security, Inc.	1,047	47,848
Owens Corning, Inc.*	6,468	263,377

		500,555

Commercial Services & Supplies (0.5%)
ADT Corp.	11,762	476,008
Cintas Corp.	3,782	225,369
Covanta Holding Corp.	5,404	95,921
Iron Mountain, Inc.	837	25,403
KAR Auction Services, Inc.	2,462	72,752
Pitney Bowes, Inc.	5,884	137,097
R.R. Donnelley & Sons Co.	4,253	86,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Republic Services, Inc.	14,632	$485,783
Waste Connections, Inc.	370	16,143
Waste Management, Inc.	22,949	1,029,722

		2,650,449

Construction & Engineering (0.3%)
AECOM Technology Corp.*	5,188	152,683
Fluor Corp.	3,400	272,986
Jacobs Engineering Group, Inc.*	7,078	445,843
KBR, Inc.	8,182	260,924
Quanta Services, Inc.*	8,464	267,124
URS Corp.	3,817	202,263

		1,601,823

Electrical Equipment (0.6%)
Babcock & Wilcox Co.	1,800	61,542
Eaton Corp. plc	25,774	1,961,917
Emerson Electric Co.	9,700	680,746
Hubbell, Inc., Class B	790	86,031
Regal-Beloit Corp.	2,452	180,761

		2,970,997

Industrial Conglomerates (3.7%)
3M Co.	5,700	799,425
Carlisle Cos., Inc.	3,129	248,442
Danaher Corp.	26,000	2,007,200
General Electric Co.	557,654	15,631,042

		18,686,109

Machinery (2.2%)
AGCO Corp.	5,321	314,950
Caterpillar, Inc.	29,200	2,651,652
Crane Co.	241	16,207
Cummins, Inc.	1,800	253,746
Donaldson Co., Inc.	600	26,076
Dover Corp.	2,323	224,262
Harsco Corp.	4,336	121,538
IDEX Corp.	260	19,201
Illinois Tool Works, Inc.	13,100	1,101,448
Ingersoll-Rand plc	4,431	272,950
Joy Global, Inc.	5,500	321,695
Kennametal, Inc.	4,008	208,696
Navistar International Corp.*	3,200	122,208
Oshkosh Corp.	4,800	241,824
PACCAR, Inc.	17,000	1,005,890
Parker Hannifin Corp.	8,066	1,037,610
Pentair Ltd. (Registered)	11,336	880,467
Snap-on, Inc.	2,690	294,609
SPX Corp.	2,359	234,980
Stanley Black & Decker, Inc.	7,968	642,938
Terex Corp.	6,568	275,790
Timken Co.	4,466	245,943
Trinity Industries, Inc.	4,103	223,696
Xylem, Inc.	9,913	342,990

		11,081,366

Marine (0.0%)
Kirby Corp.*	1,209	119,993

Professional Services (0.3%)
Dun & Bradstreet Corp.	200	24,550
Manpowergroup, Inc.	3,967	340,607

Nielsen Holdings N.V.	10,030	$460,277
Towers Watson & Co., Class A	3,420	436,426

		1,261,860

Road & Rail (0.5%)
Amerco, Inc.*	200	47,568
Con-way, Inc.	1,795	71,279
CSX Corp.	27,400	788,298
Genesee & Wyoming, Inc., Class A*	1,300	124,865
Norfolk Southern Corp.	14,201	1,318,279
Ryder System, Inc.	2,709	199,870

		2,550,159

Trading Companies & Distributors (0.1%)
Air Lease Corp.	4,000	124,320
GATX Corp.	2,577	134,442
HD Supply Holdings, Inc.*	1,200	28,812
MRC Global, Inc.*	2,400	77,424
WESCO International, Inc.*	2,592	236,054

		601,052

Total Industrials		52,766,187

Information Technology (8.8%)
Communications Equipment (1.5%)
Brocade Communications Systems, Inc.*	24,608	218,273
Cisco Systems, Inc.	287,200	6,447,640
EchoStar Corp., Class A*	2,059	102,374
Harris Corp.	4,700	328,107
JDS Uniphase Corp.*	2,800	36,344
Juniper Networks, Inc.*	22,300	503,311
Motorola Solutions, Inc.	700	47,250
Polycom, Inc.*	8,500	95,455

		7,778,754

Computers & Peripherals (2.6%)
Apple, Inc.	12,300	6,901,653
Diebold, Inc.	3,257	107,514
EMC Corp.	57,400	1,443,610
Hewlett-Packard Co.	105,500	2,951,890
Lexmark International, Inc., Class A	3,877	137,711
SanDisk Corp.	6,500	458,510
Stratasys Ltd.*	900	121,230
Western Digital Corp.	11,248	943,707

		13,065,825

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	5,795	314,379
Avnet, Inc.	7,558	333,383
AVX Corp.	1,997	27,818
CDW Corp.	900	21,024
Corning, Inc.	78,767	1,403,628
Dolby Laboratories, Inc., Class A*	1,400	53,984
FLIR Systems, Inc.	2,200	66,220
Ingram Micro, Inc., Class A*	8,079	189,533
Jabil Circuit, Inc.	10,418	181,690
Tech Data Corp.*	2,003	103,355
Vishay Intertechnology, Inc.*	7,008	92,926

		2,787,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Internet Software & Services (0.4%)
AOL, Inc.*	3,947	$184,009
Twitter, Inc.*	1,100	70,015
Yahoo!, Inc.*	48,782	1,972,744

		2,226,768

IT Services (0.5%)
Amdocs Ltd.	8,971	369,964
Booz Allen Hamilton Holding Corp.	700	13,405
Computer Sciences Corp.	7,841	438,155
CoreLogic, Inc.*	5,035	178,894
DST Systems, Inc.	300	27,222
Fidelity National Information Services, Inc.	14,252	765,047
Leidos Holdings, Inc.	3,750	174,337
Lender Processing Services, Inc.	700	26,166
Paychex, Inc.	1,700	77,401
Science Applications International Corp.	2,142	70,836
Total System Services, Inc.	1,856	61,768
VeriFone Systems, Inc.*	5,600	150,192

		2,353,387

Office Electronics (0.2%)
Xerox Corp.	65,800	800,786
Zebra Technologies Corp., Class A*	2,600	140,608

		941,394

Semiconductors & Semiconductor Equipment (2.4%)
Altera Corp.	11,600	377,348
Analog Devices, Inc.	9,500	483,835
Applied Materials, Inc.	21,400	378,566
Avago Technologies Ltd.	1,100	58,179
Broadcom Corp., Class A	17,300	512,945
Fairchild Semiconductor International, Inc.*	6,177	82,463
First Solar, Inc.*	3,800	207,632
Freescale Semiconductor Ltd.*	1,600	25,680
Intel Corp.	249,811	6,485,093
KLA-Tencor Corp.	8,956	577,304
Lam Research Corp.*	7,020	382,239
LSI Corp.	25,000	275,500
Marvell Technology Group Ltd.	20,500	294,790
Micron Technology, Inc.*	55,029	1,197,431
NVIDIA Corp.	31,100	498,222
ON Semiconductor Corp.*	1,200	9,888
Silicon Laboratories, Inc.*	500	21,655
Skyworks Solutions, Inc.*	1,700	48,552
Teradyne, Inc.*	9,800	172,676

		12,089,998

Software (0.7%)
Activision Blizzard, Inc.	14,298	254,933
Adobe Systems, Inc.*	16,800	1,005,984
Autodesk, Inc.*	2,400	120,792
CA, Inc.	18,258	614,382
Compuware Corp.	11,932	133,758
Electronic Arts, Inc.*	3,600	82,584
MICROS Systems, Inc.*	3,400	195,058
Nuance Communications, Inc.*	13,400	203,680

Rovi Corp.*	4,300	$84,667
Symantec Corp.	9,700	228,726
Synopsys, Inc.*	7,886	319,935
Zynga, Inc., Class A*	30,000	114,000

		3,358,499

Total Information Technology		44,602,565

Materials (2.9%)
Chemicals (1.3%)
Air Products and Chemicals, Inc.	11,100	1,240,758
Albemarle Corp.	2,800	177,492
Ashland, Inc.	4,317	418,922
Cabot Corp.	3,535	181,699
CF Industries Holdings, Inc.	3,279	764,138
Cytec Industries, Inc.	1,891	176,165
Dow Chemical Co.	56,410	2,504,604
Huntsman Corp.	9,801	241,105
Kronos Worldwide, Inc.	600	11,430
Mosaic Co.	16,600	784,682
PPG Industries, Inc.	700	132,762
Rockwood Holdings, Inc.	1,100	79,112
RPM International, Inc.	438	18,181
Sigma-Aldrich Corp.	300	28,203
W.R. Grace & Co.*	500	49,435
Westlake Chemical Corp.	100	12,207

		6,820,895

Construction Materials (0.1%)
Vulcan Materials Co.	7,382	438,638

Containers & Packaging (0.3%)
AptarGroup, Inc.	999	67,742
Avery Dennison Corp.	3,481	174,712
Bemis Co., Inc.	2,971	121,692
Crown Holdings, Inc.*	1,100	49,027
Greif, Inc., Class A	1,522	79,753
MeadWestvaco Corp.	9,487	350,355
Owens-Illinois, Inc.*	3,518	125,874
Rock-Tenn Co., Class A	1,000	105,010
Sonoco Products Co.	5,182	216,193

		1,290,358

Metals & Mining (1.1%)
Alcoa, Inc.	57,781	614,212
Allegheny Technologies, Inc.	6,400	228,032
Carpenter Technology Corp.	2,400	149,280
Cliffs Natural Resources, Inc.	9,000	235,890
Freeport-McMoRan Copper & Gold, Inc.	56,200	2,120,988
Newmont Mining Corp.	26,300	605,689
Nucor Corp.	16,920	903,190
Reliance Steel & Aluminum Co.	4,409	334,379
Royal Gold, Inc.	2,500	115,175
Steel Dynamics, Inc.	11,301	220,821
Tahoe Resources, Inc.*	4,500	74,880
United States Steel Corp.	7,524	221,958

		5,824,494

Paper & Forest Products (0.1%)
Domtar Corp.	1,873	176,699
International Paper Co.	3,175	155,670

		332,369

Total Materials		14,706,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	290,062	$10,198,580
CenturyLink, Inc.	32,508	1,035,380
Frontier Communications Corp.	52,233	242,883
Intelsat S.A.*	1,100	24,794
Level 3 Communications, Inc.*	5,590	185,420
Windstream Holdings, Inc.	1,710	13,646

		11,700,703

Wireless Telecommunication Services (0.2%)
Sprint Corp.*	40,311	433,344
Telephone & Data Systems, Inc.	5,246	135,242
T-Mobile US, Inc.*	10,300	346,492
U.S. Cellular Corp.	471	19,697

		934,775

Total Telecommunication Services		12,635,478

Utilities (5.7%)
Electric Utilities (3.0%)
American Electric Power Co., Inc.	25,954	1,213,090
Duke Energy Corp.	38,293	2,642,600
Edison International	17,476	809,139
Entergy Corp.	9,769	618,085
Exelon Corp.	45,853	1,255,914
FirstEnergy Corp.	23,163	763,916
Great Plains Energy, Inc.	7,935	192,344
Hawaiian Electric Industries, Inc.	5,104	133,010
NextEra Energy, Inc.	23,084	1,976,452
Northeast Utilities	17,567	744,665
OGE Energy Corp.	11,384	385,917
Pepco Holdings, Inc.	13,342	255,232
Pinnacle West Capital Corp.	6,251	330,803
PPL Corp.	33,774	1,016,260
Southern Co.	46,796	1,923,783
Westar Energy, Inc.	7,128	229,308
Xcel Energy, Inc	27,419	766,087

		15,256,605

Gas Utilities (0.2%)
AGL Resources, Inc.	6,308	297,927
Atmos Energy Corp.	4,627	210,158
National Fuel Gas Co.	3,844	274,462
ONEOK, Inc.	600	37,308
Questar Corp.	7,854	180,563
UGI Corp	6,558	271,895

		1,272,313

Independent Power Producers & Energy Traders (0.3%)
AES Corp.	32,886	477,176
Calpine Corp.*	19,447	379,411
NRG Energy, Inc.	17,394	499,556

		1,356,143

Multi-Utilities (2.1%)
Alliant Energy Corp.	5,743	296,339
Ameren Corp.	13,125	474,600
CenterPoint Energy, Inc.	22,682	525,769
CMS Energy Corp.	14,170	379,331
Consolidated Edison, Inc.	15,577	861,097
Dominion Resources, Inc	31,421	2,032,625

DTE Energy Co.	9,301	$617,493
Integrys Energy Group, Inc.	4,370	237,772
MDU Resources Group, Inc.	10,146	309,960
NiSource, Inc.	16,772	551,463
PG&E Corp.	24,009	967,083
Public Service Enterprise Group, Inc.	27,158	870,142
SCANA Corp.	7,894	370,465
Sempra Energy	13,359	1,199,104
TECO Energy, Inc.	11,013	189,864
Vectren Corp.	4,314	153,147
Wisconsin Energy Corp.	12,306	508,730

		10,544,984

Water Utilities (0.1%)
American Water Works Co., Inc.	9,483	400,751
Aqua America, Inc.	1,171	27,624

		428,375

Total Utilities		28,858,420

Total Common Stocks (98.9%) (Cost $364,292,642)		501,257,502

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (0.2%)
U.S. Treasury Bills
0.03%, 2/20/14#(p)	$785,000	784,963

Total Government Securities		784,963

Total Short-Term Investments (0.2%) (Cost $784,969)		784,963

Total Investments (99.1%) (Cost $365,077,611)		502,042,465
Other Assets Less Liabilities (0.9%)		4,711,951

Net Assets (100%)		$506,754,416

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $784,963.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	3	March-14	$295,521	$307,950	$12,429
S&P 400 E-Mini Index	3	March-14	384,622	401,820	17,198
S&P 500 E-Mini Index	60	March-14	5,306,352	5,523,300	216,948

					$246,575

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$32,971,389	$—	$—	$32,971,389
Consumer Staples	29,592,154	—	—	29,592,154
Energy	75,369,061	—	—	75,369,061
Financials	144,964,536	—	—	144,964,536
Health Care	64,790,958	—	—	64,790,958
Industrials	52,766,187	—	—	52,766,187
Information Technology	44,602,565	—	—	44,602,565
Materials	14,706,754	—	—	14,706,754
Telecommunication Services	12,635,478	—	—	12,635,478
Utilities	28,858,420	—	—	28,858,420
Futures	246,575	—	—	246,575
Short-Term Investments	—	784,963	—	784,963

Total Assets	$501,504,077	$784,963	$—	$502,289,040

Total Liabilities	$—	$—	$—	$—

Total	$501,504,077	$784,963	$—	$502,289,040

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	246,575	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$246,575

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,854,437	—	—	1,854,437
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,854,437	$—	$—	$1,854,437

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	209,044	—	—	209,044
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$209,044	$—	$—	$209,044

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of $8,312,000 for the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset undernetting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$246,575	(c)	$—	$—	$246,575

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$121,907,246
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$71,826,895

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$138,795,064
Aggregate gross unrealized depreciation	(5,536,370)

Net unrealized appreciation	$133,258,694

Federal income tax cost of investments	$368,783,771

The Portfolio has a net capital loss carryforward of $41,556,136 of which $35,726,390 expires in the year 2016 and $5,829,746 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $18,721,183 during 2013.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $365,077,611)	$502,042,465
Cash	4,406,801
Dividends, interest and other receivables	820,384
Receivable from Separate Accounts for Trust shares sold	192,724
Due from broker for futures variation margin	21,450
Other assets	1,552

Total assets	507,485,376

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	388,158
Investment management fees payable	147,789
Distribution fees payable - Class IB	96,721
Administrative fees payable	52,863
Distribution fees payable - Class IA	8,843
Trustees’ fees payable	424
Accrued expenses	36,162

Total liabilities	730,960

NET ASSETS	$506,754,416

Net assets were comprised of:
Paid in capital	$415,060,404
Accumulated undistributed net investment income (loss)	261,346
Accumulated undistributed net realized gain (loss) on investments and futures	(45,778,763)
Net unrealized appreciation (depreciation) on investments and futures	137,211,429

Net assets	$506,754,416

Class IA
Net asset value, offering and redemption price per share, $42,374,113 / 5,525,765 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.67

Class IB
Net asset value, offering and redemption price per share, $464,380,142 / 60,729,052 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.65

Class K
Net asset value, offering and redemption price per share, $161 / 21 shares outstanding (unlimited amount authorized: $0.01 par value) †	$7.70

† Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $6,314 foreign withholding tax)	$10,292,246
Interest	8,008

Total income	10,300,254

EXPENSES
Investment management fees	1,525,980
Distribution fees - Class IB	995,028
Administrative fees	472,320
Distribution fees - Class IA	94,956
Professional fees	60,381
Printing and mailing expenses	45,685
Custodian fees	45,000
Trustees’ fees	11,249
Miscellaneous	11,808

Gross expenses	3,262,407
Less: Fees paid indirectly	(19,634)

Net expenses	3,242,773

NET INVESTMENT INCOME (LOSS)	7,057,481

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	16,468,580
Futures	1,854,437

Net realized gain (loss)	18,323,017

Change in unrealized appreciation (depreciation) on:
Investments	90,390,812
Futures	209,044

Net change in unrealized appreciation (depreciation)	90,599,856

NET REALIZED AND UNREALIZED GAIN (LOSS)	108,922,873

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$115,980,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,057,481	$6,691,130
Net realized gain (loss) on investments and futures	18,323,017	12,940,777
Net change in unrealized appreciation (depreciation) on investments and futures	90,599,856	33,850,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	115,980,354	53,482,422

DIVIDENDS:
Dividends from net investment income
Class IA	(586,916)	(620,715)
Class IB	(6,418,418)	(6,074,010)
Class K	(3)	(280)

TOTAL DIVIDENDS	(7,005,337)	(6,695,005)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,047,141 and 1,018,269 shares, respectively ]	7,179,281	5,807,645
Capital shares issued in reinvestment of dividends [ 77,982 and 104,802 shares, respectively ]	586,916	620,715
Capital shares repurchased [ (1,034,541) and (1,511,935) shares, respectively ]	(7,130,494)	(8,586,404)

Total Class IA transactions	635,703	(2,158,044)

Class IB
Capital shares sold [ 18,310,442 and 7,168,131 shares, respectively ]	125,880,479	39,757,006
Capital shares issued in reinvestment of dividends [ 855,221 and 1,028,443 shares, respectively ]	6,418,418	6,074,010
Capital shares repurchased [ (12,082,005) and (13,121,035) shares, respectively ]	(83,468,008)	(74,131,945)

Total Class IB transactions	48,830,889	(28,300,929)

Class K
Capital shares issued in reinvestment of dividends [ 0# and 47 shares, respectively ]	3	280
Capital shares repurchased [ (2,148) and 0 shares, respectively ]	(13,632)	—

Total Class K transactions	(13,629)	280

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	49,452,963	(30,458,693)

TOTAL INCREASE (DECREASE) IN NET ASSETS	158,427,980	16,328,724
NET ASSETS:
Beginning of year	348,326,436	331,997,712

End of year (a)	$506,754,416	$348,326,436

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$261,346	$175,690

# Number of shares is less than 0.5.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$5.91	$5.17	$5.27	$4.66	$4.25

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.11 (e)	0.10 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.76	0.75	(0.12)	0.60	0.73

Total from investment operations	1.87	0.86	(0.01)	0.70	0.82

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.09)	(0.09)	(0.41)

Net asset value, end of year	$7.67	$5.91	$5.17	$5.27	$4.66

Total return	31.63%	16.56%	(0.15)%	14.99%	19.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,374	$32,126	$30,104	$3,945	$1,746
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.50%	0.57%	0.50%
After waivers and fees paid indirectly	0.74%	0.75%	0.49%	0.56%	0.49%
Before waivers and fees paid indirectly	0.75%	0.75%	0.50%	0.57%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers	1.61%	1.93%	2.06%	2.05%	2.03%
After waivers and fees paid indirectly	1.62%	1.93%	2.07%	2.05%	2.04%
Before waivers and fees paid indirectly	1.61%	1.93%	2.06%	2.05%	2.03%
Portfolio turnover rate	17%	20%	25%	28%	100%

	Year Ended December 31,
Class IB	2013	2012	2011	2010		2009
Net asset value, beginning of year	$5.89	$5.15	$5.25	$4.65		$4.23

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.09 (e)	0.09	(e)	0.08	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.76	0.75	(0.11)	0.58		0.73

Total from investment operations	1.87	0.86	(0.02)	0.67		0.81

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.08)	(0.07)		(0.39)

Net asset value, end of year	$7.65	$5.89	$5.15	$5.25		$4.65

Total return	31.73%	16.61%	(0.41)%	14.52%		19.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$464,380	$316,187	$301,883	$141,495		$122,699
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.82	%(c)	0.75	%(c)
After waivers and fees paid indirectly	0.74%	0.75%	0.74%	0.81%		0.74	%(c)
Before waivers and fees paid indirectly	0.75%	0.75%	0.75%	0.82	%(c)	0.75	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.61%	1.92%	1.76%	1.77%		1.97%
After waivers and fees paid indirectly	1.62%	1.93%	1.76%	1.78%		1.97%
Before waivers and fees paid indirectly	1.61%	1.92%	1.76%	1.77%		1.97%
Portfolio turnover rate	17%	20%	25%	28%		100%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$5.91	$5.17	$4.79

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.81	0.75	0.42

Total from investment operations	1.92	0.87	0.46

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.08)

Net asset value, end of period	$7.70	$5.91	$5.17

Total return (b)	32.47%	16.86%	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$— #	$13	$11
Ratio of expenses to average net assets:
After waivers (a)	0.46%	0.50%	0.50%
After waivers and fees paid indirectly (a)	0.46%	0.50%	0.49%
Before waivers and fees paid indirectly (a)	0.46%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.70%	2.18%	2.31%
After waivers and fees paid indirectly (a)	1.71%	2.19%	2.32%
Before waivers and fees paid indirectly (a)	1.71%	2.18%	2.31%
Portfolio turnover rate	17%	20%	25%
*	Commencement of Operations.
#	Amount is less than $500.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	32.54%	14.77%	4.73%
Portfolio – Class IB Shares*	32.50	14.60	4.50
Portfolio – Class K Shares***	32.87	N/A	22.76
Russell 1000® Value Index	32.53	16.67	7.58
VMI – LCV	32.46	15.67	9.32
* Date of inception 1/1/98. ** Date of inception 5/18/01. ***Date of inception 8/26/11. Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.54% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell 1000® Value Index, returned 32.53% and the VMI – LCV returned 32.46% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection in Financials had the biggest impact on performance during the period.

•	Underweight positions in the Utilities and Energy sectors and overweight positions in the Information Technology and Consumer Discretionary sectors contributed positively.

•	Leading contributors included Hewlett-Packard, GameStop, and Viacom.

What hurt performance during the year:

•	Stock selection in Information Technology and Energy had a negative impact during the period.

•	An underweight position in Industrials, one of the top performing sectors during the period, detracted from relative performance comparisons.

•	Leading detractors include McGraw Hill Financial, Philip Morris, IBM, Oracle and Royal Dutch Shell.

Portfolio Positioning and Outlook — BlackRock Investment Management, LLC

The U.S. equity market has steadily increased throughout 2013, delivering excellent performance as a number of perceived risks have waned. While earnings growth has been positive, the majority of the return in 2013 has come from valuation expansion as investors have grown increasingly comfortable with the global economic outlook. In the U.S., the sequestration and debt ceiling debates have passed without derailing the economy, and we no longer see daily headlines impacting sentiment. We continue to see moderate growth in the U.S., and are now beginning to see some momentum in Europe. In addition, China appears to have stabilized, having completed the transition to a new government. Economic weakness in emerging markets is better understood now than it was earlier in the year. With equities meaningfully more expensive than at the beginning of 2013 our outlook going into 2014 is positive but more muted. While many risks have passed, several remain on the horizon including regulation, removal of liquidity by global central banks, potential margin compression, and geopolitical risks. We believe U.S. equities are fairly valued versus history, but are very attractively valued relative to the current low interest rates.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	25.6%
Energy	13.4
Health Care	12.6
Information Technology	9.9
Consumer Discretionary	8.3
Industrials	8.2
Consumer Staples	5.6
Utilities	4.3
Materials	2.4
Telecommunication Services	1.9
Exchange Traded Funds	0.3
Cash and Other	7.5

100.0%

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,145.50	$4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,145.82	4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.41
Class K
Actual	1,000.00	1,147.45	3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.3%)
Auto Components (0.8%)
Allison Transmission Holdings, Inc.	10,690	$295,151
Gentex Corp.	21,954	724,262
Johnson Controls, Inc.	246,170	12,628,521
Lear Corp.	198,867	16,102,261
TRW Automotive Holdings Corp.*	177,584	13,210,474

		42,960,669

Automobiles (1.1%)
Ford Motor Co.	1,740,533	26,856,424
General Motors Co.*	866,230	35,402,820

		62,259,244

Distributors (0.0%)
Genuine Parts Co.	3,134	260,718

Diversified Consumer Services (0.0%)
Apollo Education Group, Inc., Class A*	35,053	957,648
DeVry Education Group, Inc.	22,626	803,223
Service Corp. International	16,668	302,191
Weight Watchers International, Inc.	4,487	147,757

		2,210,819

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	150,148	6,031,445
Choice Hotels International, Inc.	9,485	465,808
Darden Restaurants, Inc.	16,260	884,056
Hyatt Hotels Corp., Class A*	16,085	795,564
Marriott International, Inc., Class A	9,832	485,308
McDonald’s Corp.	36,500	3,541,595
MGM Resorts International*	133,620	3,142,742
Norwegian Cruise Line Holdings Ltd.*	623	22,098
Penn National Gaming, Inc.*	24,412	349,824
Royal Caribbean Cruises Ltd.	58,751	2,785,973
Starwood Hotels & Resorts Worldwide, Inc.	40,283	3,200,484
Wendy’s Co.	101,729	887,077

		22,591,974

Household Durables (0.8%)
D.R. Horton, Inc.*	101,368	2,262,534
Garmin Ltd.	65,617	3,032,818
Harman International Industries, Inc.	24,454	2,001,560
Leggett & Platt, Inc.	51,377	1,589,604
Lennar Corp., Class A	59,486	2,353,266
Mohawk Industries, Inc.*	21,790	3,244,531
Newell Rubbermaid, Inc.	383,707	12,435,944
NVR, Inc.*	340	348,843
PulteGroup, Inc.	501,500	10,215,555
Taylor Morrison Home Corp., Class A*	1,377	30,914

Toll Brothers, Inc.*	60,829	$2,250,673
Whirlpool Corp.	26,517	4,159,457

		43,925,699

Internet & Catalog Retail (0.1%)
Liberty Interactive Corp.*	174,938	5,134,430
zulily, Inc., Class A*	2,365	97,982

		5,232,412

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	6,178	339,852

Media (3.4%)
CBS Corp. (Non-Voting), Class B	18,566	1,183,397
Comcast Corp., Class A	306,725	15,674,036
DreamWorks Animation SKG, Inc., Class A*	26,542	942,241
Gannett Co., Inc.	375,876	11,118,412
Graham Holdings Co., Class B*	1,629	1,080,548
Interpublic Group of Cos., Inc.	83,964	1,486,163
John Wiley & Sons, Inc., Class A	16,340	901,968
Liberty Global plc*	87,200	7,352,704
Liberty Global plc, Class A*	70,587	6,281,537
Liberty Media Corp., Class A*	36,270	5,311,741
News Corp., Class A*	46,960	846,219
Regal Entertainment Group, Class A	153,084	2,977,484
Sirius XM Holdings, Inc.*	585,078	2,041,922
Starz, Class A*	4,762	139,241
Thomson Reuters Corp.	134,129	5,072,759
Time Warner, Inc.	545,647	38,042,509
Twenty-First Century Fox, Inc., Class A	522,548	18,383,239
Viacom, Inc., Class B	332,743	29,061,774
Walt Disney Co.	503,429	38,461,975

		186,359,869

Multiline Retail (0.5%)
Big Lots, Inc.*	15,414	497,718
Dillard’s, Inc., Class A	3,187	309,808
J.C. Penney Co., Inc.*	61,480	562,542
Kohl’s Corp.	163,944	9,303,822
Macy’s, Inc.	230,488	12,308,059
Sears Holdings Corp.*	15,661	768,016
Target Corp.	49,878	3,155,781

		26,905,746

Specialty Retail (1.1%)
Aaron’s, Inc.	23,214	682,492
Abercrombie & Fitch Co., Class A	24,848	817,748
American Eagle Outfitters, Inc.	24,678	355,363
Ascena Retail Group, Inc.*	39,248	830,488
Best Buy Co., Inc.	71,981	2,870,602
Chico’s FAS, Inc.	3,823	72,025
CST Brands, Inc.	21,722	797,632
DSW, Inc., Class A	2,282	97,510
Foot Locker, Inc.	47,619	1,973,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

GameStop Corp., Class A	204,868	$10,091,798
Guess?, Inc.	21,399	664,867
Home Depot, Inc.	168,500	13,874,290
Lowe’s Cos., Inc.	100,700	4,989,685
Murphy USA, Inc.*	17,176	713,834
Signet Jewelers Ltd.	26,542	2,088,855
Staples, Inc.	238,564	3,790,782
TJX Cos., Inc.	300,300	19,138,119

		63,849,421

Textiles, Apparel & Luxury Goods (0.1%)
Deckers Outdoor Corp.*	6,968	588,517
NIKE, Inc., Class B	46,400	3,648,896
PVH Corp.	3,354	456,211

		4,693,624

Total Consumer Discretionary		461,590,047

Consumer Staples (5.6%)
Beverages (0.3%)
Beam, Inc.	57,876	3,939,040
Constellation Brands, Inc., Class A*	3,320	233,662
Molson Coors Brewing Co., Class B	50,273	2,822,829
PepsiCo, Inc.	110,900	9,198,046

		16,193,577

Food & Staples Retailing (2.0%)
CVS Caremark Corp.	546,531	39,115,224
Kroger Co.	793,800	31,378,914
Safeway, Inc.	79,917	2,602,897
Sprouts Farmers Market, Inc.*	2,223	85,430
Sysco Corp.	139,518	5,036,600
Walgreen Co.	107,999	6,203,462
Wal-Mart Stores, Inc.	307,476	24,195,286

		108,617,813

Food Products (1.0%)
Archer-Daniels-Midland Co.	218,837	9,497,526
Bunge Ltd.	52,903	4,343,865
Campbell Soup Co.	21,520	931,386
ConAgra Foods, Inc.	11,272	379,866
Dean Foods Co.*	33,585	577,326
Ingredion, Inc.	24,497	1,677,065
J.M. Smucker Co.	33,561	3,477,591
Kellogg Co.	7,299	445,750
Kraft Foods Group, Inc.	39,300	2,119,056
Mondelez International, Inc., Class A	758,974	26,791,782
Pinnacle Foods, Inc.	5,122	140,650
Tyson Foods, Inc., Class A	100,625	3,366,912

		53,748,775

Household Products (2.0%)
Clorox Co.	7,791	722,693
Colgate-Palmolive Co.	19,800	1,291,158
Energizer Holdings, Inc.	118,846	12,863,891
Kimberly-Clark Corp.	61,224	6,395,459
Procter & Gamble Co.	1,112,792	90,592,397

		111,865,598

Personal Products (0.0%)
Coty, Inc., Class A	6,937	$105,789

Tobacco (0.3%)
Philip Morris International, Inc.	192,600	16,781,238
Reynolds American, Inc.	27,537	1,376,575

		18,157,813

Total Consumer Staples		308,689,365

Energy (13.4%)
Energy Equipment & Services (1.0%)
Atwood Oceanics, Inc.*	16,786	896,205
Baker Hughes, Inc.	148,813	8,223,407
Cameron International Corp.*	33,002	1,964,609
Diamond Offshore Drilling, Inc.	24,744	1,408,429
Frank’s International N.V.	6,895	186,165
Halliburton Co.	321,507	16,316,480
Helmerich & Payne, Inc.	34,107	2,867,717
McDermott International, Inc.*	85,025	778,829
Nabors Industries Ltd.	105,869	1,798,714
National Oilwell Varco, Inc.	153,497	12,207,617
Oil States International, Inc.*	19,814	2,015,480
Patterson-UTI Energy, Inc.	52,804	1,336,997
Rowan Cos., plc, Class A*	44,687	1,580,132
RPC, Inc.	4,480	79,968
Superior Energy Services, Inc.*	57,358	1,526,296
Tidewater, Inc.	17,879	1,059,688
Unit Corp.*	17,699	913,622

		55,160,355

Oil, Gas & Consumable Fuels (12.4%)
Anadarko Petroleum Corp.	170,326	13,510,258
Antero Resources Corp.*	7,394	469,075
Apache Corp.	227,919	19,587,359
Chesapeake Energy Corp.	208,199	5,650,521
Chevron Corp.	843,174	105,320,864
Cimarex Energy Co.	31,058	3,258,295
Cobalt International Energy, Inc.*	369,877	6,084,477
ConocoPhillips Co.	439,302	31,036,686
CONSOL Energy, Inc.	82,168	3,125,671
Denbury Resources, Inc.*	134,146	2,204,019
Devon Energy Corp.	145,920	9,028,070
Energen Corp.	25,998	1,839,359
EOG Resources, Inc.	6,348	1,065,448
EQT Corp.	4,654	417,836
Exxon Mobil Corp.	1,997,144	202,110,973
Golar LNG Ltd.	15,811	573,781
Gulfport Energy Corp.*	139,519	8,810,625
Hess Corp.	305,791	25,380,653
HollyFrontier Corp.	72,981	3,626,426
Kinder Morgan, Inc.	20,058	722,088
Laredo Petroleum Holdings, Inc.*	1,725	47,765
Marathon Oil Corp.	1,000,128	35,304,518
Marathon Petroleum Corp.	425,377	39,019,832
Murphy Oil Corp.	68,704	4,457,516
Newfield Exploration Co.*	48,679	1,198,964
Noble Energy, Inc.	112,483	7,661,217
Occidental Petroleum Corp.	435,695	41,434,595
PBF Energy, Inc., Class A	8,538	268,606
Peabody Energy Corp.	96,936	1,893,160
Phillips 66	296,260	22,850,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Pioneer Natural Resources Co.	12,881	$2,371,006
QEP Resources, Inc.	57,934	1,775,677
SandRidge Energy, Inc.*	177,579	1,077,905
Spectra Energy Corp.	240,497	8,566,503
Suncor Energy, Inc.	319,833	11,210,147
Teekay Corp.	13,683	656,921
Tesoro Corp.	48,816	2,855,736
Total S.A. (ADR)	182,181	11,162,230
Ultra Petroleum Corp.*	54,960	1,189,884
Valero Energy Corp.	693,968	34,975,987
Whiting Petroleum Corp.*	39,013	2,413,734
Williams Cos., Inc.	110,699	4,269,660
World Fuel Services Corp.	21,159	913,222
WPX Energy, Inc.*	71,946	1,466,259

		682,864,062

Total Energy		738,024,417

Financials (25.6%)
Capital Markets (2.6%)
American Capital Ltd.*	108,907	1,703,306
Ameriprise Financial, Inc.	49,380	5,681,169
Ares Capital Corp.	96,371	1,712,513
Artisan Partners Asset Management, Inc., Class A	2,657	173,210
Bank of New York Mellon Corp.	417,004	14,570,120
BlackRock, Inc.	30,402	9,621,321
Charles Schwab Corp.	340,806	8,860,956
E*TRADE Financial Corp.*	305,257	5,995,247
Federated Investors, Inc., Class B	8,803	253,526
Goldman Sachs Group, Inc.	194,155	34,415,915
Invesco Ltd.	159,775	5,815,810
Legg Mason, Inc.	40,015	1,739,852
LPL Financial Holdings, Inc.	4,373	205,662
Morgan Stanley	703,213	22,052,760
Northern Trust Corp.	85,998	5,322,416
Raymond James Financial, Inc.	43,837	2,287,853
SEI Investments Co.	2,837	98,529
State Street Corp.	232,533	17,065,597
TD Ameritrade Holding Corp.	83,660	2,563,342

		140,139,104

Commercial Banks (4.7%)
Associated Banc-Corp	60,318	1,049,533
Bank of Hawaii Corp.	16,156	955,466
BankUnited, Inc.	23,180	763,086
BB&T Corp.	252,147	9,410,126
BOK Financial Corp.	9,527	631,831
CapitalSource, Inc.	70,441	1,012,237
CIT Group, Inc.	270,163	14,083,597
City National Corp./California	16,801	1,330,975
Comerica, Inc.	67,130	3,191,360
Commerce Bancshares, Inc./Missouri	29,043	1,304,321
Cullen/Frost Bankers, Inc.	18,732	1,394,223
East West Bancorp, Inc.	48,977	1,712,726
Fifth Third Bancorp	314,219	6,608,025
First Citizens BancShares, Inc./North Carolina, Class A	2,770	616,685
First Horizon National Corp.	86,711	1,010,183
First Niagara Financial Group, Inc.	127,177	1,350,620

First Republic Bank/California	41,916	$2,194,303
Fulton Financial Corp.	70,178	917,928
Huntington Bancshares, Inc./Ohio	301,341	2,907,941
KeyCorp	330,714	4,438,182
M&T Bank Corp.	46,372	5,398,628
PNC Financial Services Group, Inc.	190,242	14,758,974
Popular, Inc.*	37,089	1,065,567
Regions Financial Corp.	1,192,053	11,789,404
Signature Bank/New York*	15,410	1,655,342
SunTrust Banks, Inc.	194,084	7,144,232
SVB Financial Group*	16,278	1,706,911
Synovus Financial Corp.	351,458	1,265,249
TCF Financial Corp.	58,901	957,141
U.S. Bancorp/Minnesota	811,103	32,768,561
Valley National Bancorp	71,666	725,260
Wells Fargo & Co.	2,601,709	118,117,589
Zions Bancorp	66,259	1,985,120

		256,221,326

Consumer Finance (1.6%)
Capital One Financial Corp.	600,199	45,981,246
Discover Financial Services	645,376	36,108,787
SLM Corp.	159,661	4,195,891

		86,285,924

Diversified Financial Services (6.2%)
Bank of America Corp.	5,125,058	79,797,153
Citigroup, Inc.	2,081,717	108,478,273
CME Group, Inc./Illinois	113,866	8,933,926
ING US, Inc.	95,106	3,342,976
Interactive Brokers Group, Inc., Class A	16,822	409,448
IntercontinentalExchange Group, Inc.	16,255	3,656,075
JPMorgan Chase & Co.	2,020,053	118,132,699
Leucadia National Corp.	91,976	2,606,600
McGraw Hill Financial, Inc.	70,127	5,483,931
MSCI, Inc.*	25,231	1,103,099
NASDAQ OMX Group, Inc.	298,987	11,899,683

		343,843,863

Insurance (8.0%)
ACE Ltd.	226,827	23,483,399
Aflac, Inc.	313,557	20,945,608
Alleghany Corp.*	6,100	2,439,756
Allied World Assurance Co. Holdings AG	8,404	948,055
Allstate Corp.	168,426	9,185,954
American Financial Group, Inc./Ohio	165,232	9,537,191
American International Group, Inc.	814,710	41,590,945
American National Insurance Co.	2,617	299,751
Aon plc	175,342	14,709,440
Arch Capital Group Ltd.*	44,840	2,676,500
Aspen Insurance Holdings Ltd.	23,831	984,459
Assurant, Inc.	106,483	7,067,277
Assured Guaranty Ltd.	60,626	1,430,167
Axis Capital Holdings Ltd.	31,915	1,518,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Berkshire Hathaway, Inc., Class B*	646,573	$76,657,695
Brown & Brown, Inc.	23,000	721,970
Chubb Corp.	194,563	18,800,623
Cincinnati Financial Corp.	58,786	3,078,623
CNA Financial Corp.	9,505	407,669
Endurance Specialty Holdings Ltd.	10,251	601,426
Everest Reinsurance Group Ltd.	33,706	5,253,754
Fidelity National Financial, Inc., Class A	81,793	2,654,183
Genworth Financial, Inc., Class A*	1,375,093	21,355,194
Hanover Insurance Group, Inc.	11,387	679,918
Hartford Financial Services Group, Inc.	500,794	18,143,767
HCC Insurance Holdings, Inc.	36,071	1,664,316
Kemper Corp.	17,117	699,743
Lincoln National Corp.	514,415	26,554,102
Loews Corp.	101,577	4,900,074
Markel Corp.*	5,025	2,916,259
Marsh & McLennan Cos., Inc.	65,782	3,181,217
MBIA, Inc.*	50,974	608,630
Mercury General Corp.	9,724	483,380
MetLife, Inc.	394,639	21,278,935
Old Republic International Corp.	93,280	1,610,946
PartnerReinsurance Ltd.	127,796	13,473,532
Principal Financial Group, Inc.	105,441	5,199,296
ProAssurance Corp.	22,208	1,076,644
Progressive Corp.	42,514	1,159,357
Protective Life Corp.	28,225	1,429,878
Prudential Financial, Inc.	249,213	22,982,423
Reinsurance Group of America, Inc.	26,055	2,016,918
RenaissanceReinsurance Holdings Ltd.	16,064	1,563,670
StanCorp Financial Group, Inc.	15,938	1,055,892
Torchmark Corp.	33,271	2,600,129
Travelers Cos., Inc.	238,385	21,583,378
Unum Group	95,980	3,366,978
Validus Holdings Ltd.	34,302	1,382,028
W. R. Berkley Corp.	39,019	1,693,034
White Mountains Insurance Group Ltd.	2,234	1,347,281
XL Group plc	335,645	10,686,937

		441,686,497

Real Estate Investment Trusts (REITs) (2.2%)
Alexandria Real Estate Equities, Inc. (REIT)	25,716	1,636,052
American Campus Communities, Inc. (REIT)	37,707	1,214,543
American Capital Agency Corp. (REIT)	142,448	2,747,822
American Homes 4 Rent (REIT), Class A	14,771	239,290
Annaly Capital Management, Inc. (REIT)	340,360	3,393,389
Apartment Investment & Management Co. (REIT), Class A	23,721	614,611

AvalonBay Communities, Inc. (REIT)	46,553	$5,503,961
BioMed Realty Trust, Inc. (REIT)	67,024	1,214,475
Boston Properties, Inc. (REIT)	49,392	4,957,475
Brandywine Realty Trust (REIT)	56,271	792,858
BRE Properties, Inc. (REIT)	27,737	1,517,491
Brixmor Property Group, Inc. (REIT)*	13,715	278,826
Camden Property Trust (REIT)	30,519	1,735,921
CBL & Associates Properties, Inc. (REIT)	39,520	709,779
Chimera Investment Corp. (REIT)	369,168	1,144,421
CommonWealth REIT (REIT)	42,567	992,237
Corporate Office Properties Trust/Maryland (REIT)	30,849	730,813
Corrections Corp. of America (REIT)	15,274	489,837
DDR Corp. (REIT)	94,862	1,458,029
Digital Realty Trust, Inc. (REIT)	9,877	485,158
Douglas Emmett, Inc. (REIT)	51,230	1,193,147
Duke Realty Corp. (REIT)	115,566	1,738,113
Equity Lifestyle Properties, Inc. (REIT)	8,302	300,782
Equity Residential (REIT)	129,390	6,711,459
Essex Property Trust, Inc. (REIT)	13,680	1,963,217
Extra Space Storage, Inc. (REIT)	36,686	1,545,581
Federal Realty Investment Trust (REIT)	8,136	825,072
Gaming and Leisure Properties, Inc. (REIT)*	24,412	1,240,374
General Growth Properties, Inc. (REIT)	213,678	4,288,517
Hatteras Financial Corp. (REIT)	35,519	580,380
HCP, Inc. (REIT)	163,310	5,931,419
Health Care REIT, Inc. (REIT)	102,284	5,479,354
Healthcare Trust of America, Inc. (REIT), Class A	40,095	394,535
Home Properties, Inc. (REIT)	20,446	1,096,315
Hospitality Properties Trust (REIT)	50,200	1,356,906
Host Hotels & Resorts, Inc. (REIT)	267,548	5,201,133
Kilroy Realty Corp. (REIT)	29,267	1,468,618
Kimco Realty Corp. (REIT)	146,885	2,900,979
Liberty Property Trust (REIT)	46,578	1,577,597
Macerich Co. (REIT)	49,469	2,913,229
Mack-Cali Realty Corp. (REIT)	31,639	679,606
MFA Financial, Inc. (REIT)	129,808	916,445
Mid-America Apartment Communities, Inc. (REIT)	26,831	1,629,715
National Retail Properties, Inc. (REIT)	42,600	1,292,058
Piedmont Office Realty Trust, Inc. (REIT), Class A	60,322	996,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Post Properties, Inc. (REIT)	19,615	$887,186
Prologis, Inc. (REIT)	179,012	6,614,493
Public Storage (REIT)	3,522	530,131
Realty Income Corp. (REIT)	70,539	2,633,221
Regency Centers Corp. (REIT)	19,167	887,432
Retail Properties of America, Inc. (REIT), Class A	48,111	611,972
Senior Housing Properties Trust (REIT)	62,660	1,392,932
Simon Property Group, Inc. (REIT)	28,245	4,297,759
SL Green Realty Corp. (REIT)	32,905	3,039,764
Spirit Realty Capital, Inc. (REIT)	107,360	1,055,349
Taubman Centers, Inc. (REIT)	18,808	1,202,207
Two Harbors Investment Corp. (REIT)	131,281	1,218,288
UDR, Inc. (REIT)	90,079	2,103,345
Ventas, Inc. (REIT)	57,825	3,312,216
Vornado Realty Trust (REIT)	54,132	4,806,380
Weingarten Realty Investors (REIT)	43,823	1,201,627
WP Carey, Inc. (REIT)	20,687	1,269,147

		123,141,507

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	57,800	1,520,140
Forest City Enterprises, Inc., Class A*	56,720	1,083,352
Howard Hughes Corp.*	14,233	1,709,383
Jones Lang LaSalle, Inc.	72,642	7,437,814
Realogy Holdings Corp.*	4,748	234,884
St. Joe Co.*	22,445	430,720

		12,416,293

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	208,332	1,964,571
New York Community Bancorp, Inc.	158,437	2,669,663
People’s United Financial, Inc.	111,247	1,682,055
TFS Financial Corp.*	28,310	342,976
Washington Federal, Inc.	37,460	872,443

		7,531,708

Total Financials		1,411,266,222

Health Care (12.6%)
Biotechnology (0.3%)
Celgene Corp.*	28,200	4,764,672
Gilead Sciences, Inc.*	100,500	7,552,575
Quintiles Transnational Holdings, Inc.*	5,442	252,182
Vertex Pharmaceuticals, Inc.*	57,200	4,249,960

		16,819,389

Health Care Equipment & Supplies (2.8%)
Abbott Laboratories	560,034	21,466,103
Alere, Inc.*	29,201	1,057,076
Baxter International, Inc.	17,200	1,196,260
Boston Scientific Corp.*	484,721	5,826,346
CareFusion Corp.*	79,000	3,145,780
Cooper Cos., Inc.	4,505	557,899

Covidien plc	203,262	$13,842,142
DENTSPLY International, Inc.	37,149	1,800,984
Hill-Rom Holdings, Inc.	21,534	890,216
Hologic, Inc.*	112,473	2,513,772
Medtronic, Inc.	1,016,649	58,345,486
St. Jude Medical, Inc.	298,929	18,518,652
Stryker Corp.	49,859	3,746,405
Teleflex, Inc.	14,857	1,394,478
Zimmer Holdings, Inc.	226,020	21,062,804

		155,364,403

Health Care Providers & Services (1.9%)
Aetna, Inc.	240,076	16,466,813
Cardinal Health, Inc.	122,848	8,207,475
Cigna Corp.	96,647	8,454,680
Community Health Systems, Inc.*	31,285	1,228,562
Envision Healthcare Holdings, Inc.*	6,162	218,874
Express Scripts Holding Co.*	37,082	2,604,640
HCA Holdings, Inc.*	89,146	4,253,156
Health Net, Inc.*	163,756	4,858,641
Humana, Inc.	56,596	5,841,839
LifePoint Hospitals, Inc.*	17,043	900,552
MEDNAX, Inc.*	12,896	688,388
Omnicare, Inc.	37,744	2,278,228
Patterson Cos., Inc.	3,357	138,308
Premier, Inc., Class A*	4,150	152,554
Quest Diagnostics, Inc.	154,494	8,271,609
UnitedHealth Group, Inc.	366,499	27,597,375
Universal Health Services, Inc., Class B	10,690	868,669
VCA Antech, Inc.*	31,829	998,157
WellPoint, Inc.	126,328	11,671,444

		105,699,964

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	63,957	988,775
Veeva Systems, Inc., Class A*	1,892	60,733

		1,049,508

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	110,206	6,302,681
Bio-Rad Laboratories, Inc., Class A*	7,362	910,017
Charles River Laboratories International, Inc.*	9,709	514,965
Life Technologies Corp.*	23,531	1,783,650
PerkinElmer, Inc.	40,238	1,659,013
QIAGEN N.V.*	84,085	2,002,064
Techne Corp.	7,141	676,039
Thermo Fisher Scientific, Inc.	128,987	14,362,702

		28,211,131

Pharmaceuticals (7.0%)
AstraZeneca plc (ADR)	232,021	13,775,087
Bristol-Myers Squibb Co.	82,101	4,363,668
Eli Lilly and Co.	589,623	30,070,773
Forest Laboratories, Inc.*	95,834	5,752,915
GlaxoSmithKline plc (ADR)	184,200	9,834,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Hospira, Inc.*	126,887	$5,237,895
Johnson & Johnson	1,175,273	107,643,254
Mallinckrodt plc*	21,223	1,109,114
Merck & Co., Inc.	1,323,182	66,225,259
Pfizer, Inc.	4,239,691	129,861,735
Roche Holding AG (ADR)	109,600	7,693,920
Teva Pharmaceutical Industries Ltd. (ADR)	139,470	5,589,958

		387,158,016

Total Health Care		694,302,411

Industrials (8.2%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc.	11,595	1,410,879
B/E Aerospace, Inc.*	2,286	198,950
Boeing Co.	71,379	9,742,520
Exelis, Inc.	67,586	1,288,189
General Dynamics Corp.	107,356	10,257,866
Honeywell International, Inc.	90,950	8,310,101
L-3 Communications Holdings, Inc.	32,423	3,464,722
Northrop Grumman Corp.	196,965	22,574,159
Raytheon Co.	206,281	18,709,687
Rockwell Collins, Inc.	5,391	398,503
Spirit AeroSystems Holdings, Inc., Class A*	37,335	1,272,377
Textron, Inc.	99,841	3,670,155
Triumph Group, Inc.	14,801	1,125,912
United Technologies Corp.	20,865	2,374,437

		84,798,457

Air Freight & Logistics (0.3%)
FedEx Corp.	113,873	16,371,521

Airlines (0.3%)
Alaska Air Group, Inc.	1,989	145,933
American Airlines Group, Inc.*	55,182	1,393,345
Delta Air Lines, Inc.	424,931	11,672,855
Southwest Airlines Co.	230,989	4,351,833

		17,563,966

Building Products (0.1%)
A.O. Smith Corp.	15,952	860,451
Allegion plc*	10,333	456,629
Fortune Brands Home & Security, Inc.	7,241	330,914
Owens Corning, Inc.*	42,709	1,739,110

		3,387,104

Commercial Services & Supplies (0.3%)
ADT Corp.	78,603	3,181,064
Cintas Corp.	26,690	1,590,457
Covanta Holding Corp.	38,165	677,429
Iron Mountain, Inc.	6,161	186,986
KAR Auction Services, Inc.	17,139	506,458
Pitney Bowes, Inc.	41,047	956,395
R.R. Donnelley & Sons Co.	29,944	607,264
Republic Services, Inc.	97,161	3,225,745
Waste Connections, Inc.	2,553	111,387
Waste Management, Inc.	154,388	6,927,390

		17,970,575

Construction & Engineering (0.2%)
AECOM Technology Corp.*	33,555	$987,524
Fluor Corp.	23,512	1,887,778
Jacobs Engineering Group, Inc.*	47,064	2,964,561
KBR, Inc.	53,186	1,696,102
Quanta Services, Inc.*	59,355	1,873,244
URS Corp.	27,330	1,448,217

		10,857,426

Electrical Equipment (0.4%)
Babcock & Wilcox Co.	12,579	430,076
Eaton Corp. plc	169,961	12,937,431
Emerson Electric Co.	65,145	4,571,876
Hubbell, Inc., Class B	5,956	648,609
Regal-Beloit Corp.	16,221	1,195,812

		19,783,804

Industrial Conglomerates (2.9%)
3M Co.	58,004	8,135,061
Carlisle Cos., Inc.	21,681	1,721,472
Danaher Corp.	171,457	13,236,480
General Electric Co.	4,803,027	134,628,847

		157,721,860

Machinery (1.7%)
AGCO Corp.	35,009	2,072,183
Caterpillar, Inc.	193,553	17,576,548
Crane Co.	1,343	90,317
Cummins, Inc.	12,347	1,740,557
Donaldson Co., Inc.	4,161	180,837
Dover Corp.	16,167	1,560,762
Harsco Corp.	27,024	757,483
IDEX Corp.	2,058	151,983
Illinois Tool Works, Inc.	260,886	21,935,295
Ingersoll-Rand plc	51,196	3,153,674
Joy Global, Inc.	38,243	2,236,833
Kennametal, Inc.	28,309	1,474,050
Navistar International Corp.*	17,503	668,439
Oshkosh Corp.	31,685	1,596,290
PACCAR, Inc.	110,696	6,549,882
Parker Hannifin Corp.	71,762	9,231,464
Pentair Ltd. (Registered)	73,450	5,704,861
Snap-on, Inc.	18,596	2,036,634
SPX Corp.	16,864	1,679,823
Stanley Black & Decker, Inc.	53,132	4,287,221
Terex Corp.	40,003	1,679,726
Timken Co.	31,025	1,708,547
Trinity Industries, Inc.	28,497	1,553,656
Xylem, Inc.	62,555	2,164,403

		91,791,468

Marine (0.0%)
Kirby Corp.*	8,353	829,035

Professional Services (0.1%)
Dun & Bradstreet Corp.	1,121	137,603
Manpowergroup, Inc.	27,722	2,380,211
Nielsen Holdings N.V.	67,209	3,084,221
Towers Watson & Co., Class A	23,466	2,994,496

		8,596,531

Road & Rail (0.3%)
Amerco, Inc.*	1,272	302,532
Con-way, Inc.	12,859	510,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

CSX Corp.	184,018	$5,294,198
Genesee & Wyoming, Inc., Class A*	8,787	843,991
Norfolk Southern Corp.	92,797	8,614,346
Ryder System, Inc.	18,689	1,378,874
Union Pacific Corp.	10,200	1,713,600

		18,658,172

Trading Companies & Distributors (0.1%)
Air Lease Corp.	25,225	783,993
GATX Corp.	16,874	880,317
HD Supply Holdings, Inc.*	8,247	198,010
MRC Global, Inc.*	17,105	551,807
WESCO International, Inc.*	15,857	1,444,097

		3,858,224

Total Industrials		452,188,143

Information Technology (9.9%)
Communications Equipment (1.8%)
Brocade Communications Systems, Inc.*	159,444	1,414,268
Cisco Systems, Inc.	3,239,841	72,734,431
CommScope Holding Co., Inc.*	6,401	121,107
EchoStar Corp., Class A*	14,607	726,260
Harris Corp.	149,556	10,440,504
JDS Uniphase Corp.*	19,568	253,993
Juniper Networks, Inc.*	148,311	3,347,379
Motorola Solutions, Inc.	4,702	317,385
Polycom, Inc.*	62,015	696,428
Riverbed Technology, Inc.*	3,262	58,977
Telefonaktiebolaget LM Ericsson (ADR)	490,300	6,001,272

		96,112,004

Computers & Peripherals (2.5%)
Apple, Inc.	145,777	81,796,932
Diebold, Inc.	22,924	756,721
EMC Corp.	377,411	9,491,887
Hewlett-Packard Co.	1,316,664	36,840,259
Lexmark International, Inc., Class A	22,652	804,599
SanDisk Corp.	47,786	3,370,824
Stratasys Ltd.*	5,166	695,860
Western Digital Corp.	75,904	6,368,346

		140,125,428

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	155,704	8,446,942
Avnet, Inc.	49,265	2,173,079
AVX Corp.	17,071	237,799
CDW Corp.	6,214	145,159
Corning, Inc.	701,764	12,505,435
Dolby Laboratories, Inc., Class A*	9,819	378,621
FLIR Systems, Inc.	15,494	466,369
Ingram Micro, Inc., Class A*	54,783	1,285,209
Jabil Circuit, Inc.	72,829	1,270,138
Tech Data Corp.*	13,649	704,288
Vishay Intertechnology, Inc.*	47,227	626,230

		28,239,269

Internet Software & Services (0.4%)
AOL, Inc.*	27,833	$1,297,575
Google, Inc., Class A*	7,300	8,181,183
Twitter, Inc.*	7,303	464,836
Yahoo!, Inc.*	321,310	12,993,776

		22,937,370

IT Services (0.8%)
Amdocs Ltd.	162,374	6,696,304
Booz Allen Hamilton Holding Corp.	703	13,462
Computer Sciences Corp.	53,994	3,017,185
CoreLogic, Inc.*	34,349	1,220,420
DST Systems, Inc.	2,243	203,530
Fidelity National Information Services, Inc.	94,919	5,095,252
International Business Machines Corp.	50,400	9,453,528
Leidos Holdings, Inc.	26,262	1,220,920
Lender Processing Services, Inc.	5,612	209,777
MasterCard, Inc., Class A	7,100	5,931,766
Paychex, Inc.	11,756	535,251
Science Applications International Corp.	15,021	496,744
Total System Services, Inc.	13,241	440,660
VeriFone Systems, Inc.*	39,113	1,049,011
Western Union Co.	435,494	7,512,272

		43,096,082

Office Electronics (0.4%)
Xerox Corp.	1,899,137	23,112,497
Zebra Technologies Corp., Class A*	16,719	904,164

		24,016,661

Semiconductors & Semiconductor Equipment (1.8%)
Altera Corp.	75,360	2,451,461
Analog Devices, Inc.	62,967	3,206,909
Applied Materials, Inc.	626,189	11,077,283
Avago Technologies Ltd.	7,494	396,358
Broadcom Corp., Class A	115,536	3,425,642
Fairchild Semiconductor International, Inc.*	45,745	610,696
First Solar, Inc.*	24,397	1,333,052
Freescale Semiconductor Ltd.*	11,180	179,439
Intel Corp.	1,669,730	43,346,191
KLA-Tencor Corp.	68,397	4,408,871
Lam Research Corp.*	44,832	2,441,102
LSI Corp.	174,552	1,923,563
Marvell Technology Group Ltd.	141,772	2,038,681
Micron Technology, Inc.*	529,267	11,516,850
NVIDIA Corp.	207,697	3,327,306
ON Semiconductor Corp.*	8,172	67,337
Silicon Laboratories, Inc.*	2,070	89,652
Skyworks Solutions, Inc.*	11,642	332,496
Teradyne, Inc.*	297,497	5,241,897

		97,414,786

Software (1.7%)
Activision Blizzard, Inc.	89,187	1,590,204
Adobe Systems, Inc.*	110,015	6,587,698
Autodesk, Inc.*	16,697	840,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

CA, Inc.	117,871	$3,966,359
Compuware Corp.	76,687	859,661
Electronic Arts, Inc.*	492,129	11,289,439
FireEye, Inc.*	1,551	67,639
MICROS Systems, Inc.*	24,055	1,380,036
Microsoft Corp.	1,025,232	38,374,434
Nuance Communications, Inc.*	93,959	1,428,177
Oracle Corp.	432,971	16,565,471
Rovi Corp.*	32,880	647,407
Symantec Corp.	383,936	9,053,211
Synopsys, Inc.*	55,240	2,241,087
Zynga, Inc., Class A*	209,574	796,381

		95,687,564

Total Information Technology		547,629,164

Materials (2.4%)
Chemicals (1.4%)
Air Products and Chemicals, Inc.	74,900	8,372,322
Akzo Nobel N.V. (ADR)	215,800	5,582,746
Albemarle Corp.	18,221	1,155,029
Ashland, Inc.	70,061	6,798,719
Cabot Corp.	22,927	1,178,448
Celanese Corp.	1,400	77,434
CF Industries Holdings, Inc.	21,350	4,975,404
Cytec Industries, Inc.	13,172	1,227,104
Dow Chemical Co.	377,679	16,768,948
Huntsman Corp.	69,495	1,709,577
Kronos Worldwide, Inc.	7,506	142,989
LyondellBasell Industries N.V., Class A	278,680	22,372,430
Mosaic Co.	107,835	5,097,360
PPG Industries, Inc.	4,673	886,281
Rockwood Holdings, Inc.	7,708	554,359
RPM International, Inc.	3,070	127,436
Sigma-Aldrich Corp.	2,447	230,043
W.R. Grace & Co.*	3,616	357,514
Westlake Chemical Corp.	1,087	132,690

		77,746,833

Construction Materials (0.1%)
Vulcan Materials Co.	46,733	2,776,875

Containers & Packaging (0.2%)
AptarGroup, Inc.	7,171	486,266
Avery Dennison Corp.	24,495	1,229,404
Bemis Co., Inc.	20,764	850,493
Crown Holdings, Inc.*	7,671	341,896
Greif, Inc., Class A	9,145	479,198
MeadWestvaco Corp.	63,577	2,347,899
Owens-Illinois, Inc.*	24,394	872,817
Rock-Tenn Co., Class A	7,292	765,733
Sonoco Products Co.	36,394	1,518,358

		8,892,064

Metals & Mining (0.7%)
Alcoa, Inc.	384,231	4,084,376
Allegheny Technologies, Inc.	38,841	1,383,905
Carpenter Technology Corp.	16,705	1,039,051
Cliffs Natural Resources, Inc.	54,997	1,441,471
Freeport-McMoRan Copper & Gold, Inc.	371,589	14,023,769

Newmont Mining Corp.	176,931	$4,074,721
Nucor Corp.	114,242	6,098,238
Reliance Steel & Aluminum Co.	61,773	4,684,864
Royal Gold, Inc.	17,290	796,550
Steel Dynamics, Inc.	79,216	1,547,881
Tahoe Resources, Inc.*	26,730	444,787
United States Steel Corp.	51,837	1,529,191

		41,148,804

Paper & Forest Products (0.0%)
Domtar Corp.	11,918	1,124,344
International Paper Co.	27,651	1,355,729

		2,480,073

Total Materials		133,044,649

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	2,295,247	80,700,885
CenturyLink, Inc.	218,800	6,968,780
Frontier Communications Corp.	358,505	1,667,048
Intelsat S.A.*	7,600	171,304
Level 3 Communications, Inc.*	38,802	1,287,062
Windstream Holdings, Inc.	11,722	93,542

		90,888,621

Wireless Telecommunication Services (0.3%)
Sprint Corp.*	250,068	2,688,231
Telephone & Data Systems, Inc.	33,864	873,014
T-Mobile US, Inc.*	61,927	2,083,224
U.S. Cellular Corp.	4,694	196,303
Vodafone Group plc (ADR)	263,800	10,369,978

		16,210,750

Total Telecommunication Services		107,099,371

Utilities (4.3%)
Electric Utilities (2.1%)
American Electric Power Co., Inc.	218,107	10,194,321
Duke Energy Corp.	253,543	17,497,002
Edison International	413,416	19,141,161
Entergy Corp.	64,055	4,052,760
Exelon Corp.	307,518	8,422,918
FirstEnergy Corp.	150,316	4,957,422
Great Plains Energy, Inc.	55,312	1,340,763
Hawaiian Electric Industries, Inc.	35,422	923,097
NextEra Energy, Inc.	152,636	13,068,694
Northeast Utilities	113,035	4,791,554
OGE Energy Corp.	71,246	2,415,239
Pepco Holdings, Inc.	89,339	1,709,055
Pinnacle West Capital Corp.	39,525	2,091,663
PPL Corp.	226,932	6,828,384
Southern Co.	312,731	12,856,371
Westar Energy, Inc.	45,597	1,466,856
Xcel Energy, Inc.	178,713	4,993,241

		116,750,501

Gas Utilities (0.4%)
AGL Resources, Inc.	42,525	2,008,456
Atmos Energy Corp.	186,471	8,469,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

National Fuel Gas Co.	26,490	$1,891,386
ONEOK, Inc.	4,451	276,763
Questar Corp.	54,782	1,259,438
UGI Corp.	179,563	7,444,682

		21,350,238

Independent Power Producers & Energy Traders (0.4%)
AES Corp.	1,219,516	17,695,177
Calpine Corp.*	125,486	2,448,232
NRG Energy, Inc.	115,919	3,329,194

		23,472,603

Multi-Utilities (1.3%)
Alliant Energy Corp.	39,904	2,059,047
Ameren Corp.	87,188	3,152,718
CenterPoint Energy, Inc.	153,990	3,569,488
CMS Energy Corp.	95,913	2,567,591
Consolidated Edison, Inc.	105,314	5,821,758
Dominion Resources, Inc.	207,528	13,424,986
DTE Energy Co.	62,511	4,150,105
Integrys Energy Group, Inc.	28,496	1,550,467
MDU Resources Group, Inc.	67,907	2,074,559
NiSource, Inc.	112,159	3,687,788
PG&E Corp.	158,932	6,401,781
Public Service Enterprise Group, Inc.	181,785	5,824,391
SCANA Corp.	50,169	2,354,431
Sempra Energy	102,927	9,238,728
TECO Energy, Inc.	78,250	1,349,030
Vectren Corp.	29,627	1,051,759
Wisconsin Energy Corp.	82,179	3,397,280

		71,675,907

Water Utilities (0.1%)
American Water Works Co., Inc.	63,930	2,701,682
Aqua America, Inc.	7,931	187,092

		2,888,774

Total Utilities		236,138,023

Total Common Stocks (92.2%) (Cost $3,872,207,730)		5,089,971,812

PREFERRED STOCK:
Industrials (0.0%)
Machinery (0.0%)
Stanley Black & Decker, Inc. 6.250%*	6,000	$619,200

Total Preferred Stock (0.0%) (Cost $600,000)		619,200

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(0.3%)
iShares® Core S&P 500 ETF	294	54,581
iShares® Morningstar Large-Cap ETF	499	53,812
iShares® Morningstar Large-Cap Growth ETF	5,200	519,948
iShares® Morningstar Large-Cap Value ETF	38,655	3,107,862
iShares® Russell 1000 ETF	531	54,783
iShares® Russell 1000 Growth ETF	5,670	487,337
iShares® Russell 1000 Value ETF	59,838	5,634,346
iShares® S&P 500 Value ETF	37,521	3,206,545
Vanguard Growth ETF	2,150	200,058
Vanguard Large-Cap ETF	1,964	166,547
Vanguard Value ETF	44,621	3,408,598

Total Investment Companies (0.3%) (Cost $15,965,126)		16,894,417

Total Investments (92.5%) (Cost $3,888,772,856)		5,107,485,429
Other Assets Less Liabilities (7.5%)		411,852,237

Net Assets (100%)		$5,519,337,666

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 400 MidCap E-Mini Index	579	March-14	$75,745,477	$77,551,260	$1,805,783
S&P 500 E-Mini Index	3,825	March-14	344,466,756	352,110,375	7,643,619

					$9,449,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$461,590,047	$—	$—	$461,590,047
Consumer Staples	308,689,365	—	—	308,689,365
Energy	738,024,417	—	—	738,024,417
Financials	1,411,266,222	—	—	1,411,266,222
Health Care	694,302,411	—	—	694,302,411
Industrials	452,188,143	—	—	452,188,143
Information Technology	547,629,164	—	—	547,629,164
Materials	133,044,649	—	—	133,044,649
Telecommunication Services	107,099,371	—	—	107,099,371
Utilities	236,138,023	—	—	236,138,023
Futures	9,449,402	—	—	9,449,402
Investment Companies
Exchange Traded Funds (ETFs)	16,894,417	—	—	16,894,417
Preferred Stocks
Industrials	619,200	—	—	619,200

Total Assets	$5,116,934,831	$—	$—	$5,116,934,831

Total Liabilities	$ —	$—	$—	$—

Total	$5,116,934,831	$—	$—	$5,116,934,831

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	9,449,402	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$9,449,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	63,127,530	—	—	63,127,530
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$63,127,530	$—	$—	$63,127,530

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	9,302,156	—	—	9,302,156
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$9,302,156	$—	$—	$9,302,156

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $239,794,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$ 9,449,402	(c)	$—	$—	$9,449,402

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,438,794,851
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,295,121,197

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,076,734,468
Aggregate gross unrealized depreciation	(30,460,355)

Net unrealized appreciation	$1,046,274,113

Federal income tax cost of investments	$4,061,211,316

For the year ended December 31, 2013, the Portfolio incurred approximately $2,847 as brokerage commissions with Sanford C. Bernstein & Co., LLC an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $976,913,866, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $340,850,942 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

ASSETS
Investments at value (Cost $3,888,772,856)	$5,107,485,429
Cash	385,606,766
Cash held as collateral at broker	26,440,000
Receivable for securities sold	13,810,666
Dividends, interest and other receivables	7,749,952
Due from broker for futures variation margin	1,426,650
Receivable from Separate Accounts for Trust shares sold	141,921
Other assets	12,581

Total assets	5,542,673,965

LIABILITIES
Payable for securities purchased	15,316,853
Payable to Separate Accounts for Trust shares redeemed	3,989,133
Investment management fees payable	2,120,760
Distribution fees payable - Class IB	807,274
Administrative fees payable	636,991
Distribution fees payable - Class IA	222,656
Trustees’ fees payable	6,754
Accrued expenses	235,878

Total liabilities	23,336,299

NET ASSETS	$5,519,337,666

Net assets were comprised of:
Paid in capital	$5,513,357,574
Accumulated undistributed net investment income (loss)	2,685,138
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,224,867,021)
Net unrealized appreciation (depreciation) on investments and futures	1,228,161,975

Net assets	$5,519,337,666

Class IA
Net asset value, offering and redemption price per share, $1,068,537,379 / 74,782,216 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.29

Class IB
Net asset value, offering and redemption price per share, $3,852,949,205 / 270,277,286 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.26

Class K
Net asset value, offering and redemption price per share, $597,851,082 / 41,843,089 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $87,871 foreign withholding tax)	$89,879,604
Interest	242,006

Total income	90,121,610

EXPENSES
Investment management fees	19,027,327
Distribution fees - Class IB	6,123,081
Administrative fees	5,873,192
Distribution fees - Class IA	2,478,729
Printing and mailing expenses	408,967
Professional fees	137,456
Custodian fees	105,000
Trustees’ fees	101,001
Miscellaneous	72,062

Gross expenses	34,326,815
Less: Fees paid indirectly	(107,871)

Net expenses	34,218,944

NET INVESTMENT INCOME (LOSS)	55,902,666

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	276,175,335
Futures	63,127,530
Foreign currency transactions	(16,174)

Net realized gain (loss)	339,286,691

Change in unrealized appreciation (depreciation) on:
Investments	648,527,701
Futures	9,302,156

Net change in unrealized appreciation (depreciation)	657,829,857

NET REALIZED AND UNREALIZED GAIN (LOSS)	997,116,548

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,053,019,214

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$55,902,666	$47,145,959
Net realized gain (loss) on investments, futures and foreign currency transactions	339,286,691	197,350,133
Net change in unrealized appreciation (depreciation) on investments and futures	657,829,857	198,589,285

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,053,019,214	443,085,377

DIVIDENDS:
Dividends from net investment income
Class IA	(10,429,326)	(13,919,673)
Class IB	(37,788,331)	(20,929,585)
Class K	(7,303,309)	(12,273,519)

TOTAL DIVIDENDS	(55,520,966)	(47,122,777)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 799,588 and 742,509 shares, respectively ]	10,349,250	7,786,809
Capital shares sold in-kind (Note 9)[ 386,079 and 0 shares, respectively ]	5,133,873	—
Capital shares issued in reinvestment of dividends [ 744,452 and 1,275,509 shares, respectively ]	10,429,326	13,919,673
Capital shares repurchased [ (9,009,507) and (11,488,419) shares, respectively ]	(114,565,757)	(120,393,217)

Total Class IA transactions	(88,653,308)	(98,686,735)

Class IB
Capital shares sold [ 3,627,485 and 2,446,967 shares, respectively ]	45,951,849	25,604,705
Capital shares sold in-kind (Note 9)[ 177,394,535 and 0 shares, respectively ]	2,353,367,027	—
Capital shares issued in reinvestment of dividends [ 2,703,620 and 1,922,383 shares, respectively ]	37,788,331	20,929,585
Capital shares repurchased [ (36,741,063) and (20,497,413) shares, respectively ]	(482,897,538)	(214,617,733)

Total Class IB transactions	1,954,209,669	(168,083,443)

Class K
Capital shares sold [ 595,758 and 607,723 shares, respectively ]	7,796,767	6,325,237
Capital shares sold in-kind (Note 9)[ 36 and 0 shares, respectively ]	485	—
Capital shares issued in reinvestment of dividends [ 521,386 and 1,124,807 shares, respectively ]	7,303,309	12,273,519
Capital shares repurchased [ (21,429,552) and (20,853,616) shares, respectively ]	(267,863,073)	(215,967,633)

Total Class K transactions	(252,762,512)	(197,368,877)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,612,793,849	(464,139,055)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,610,292,097	(68,176,455)
NET ASSETS:
Beginning of year	2,909,045,569	2,977,222,024

End of year (a)	$5,519,337,666	$2,909,045,569

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,685,138	$2,229,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.89	$9.55	$10.19	$9.15	$7.75

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.16 (e)	0.13 (e)	0.13 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.37	1.35	(0.63)	1.05	1.41

Total from investment operations	3.54	1.51	(0.50)	1.18	1.60

Less distributions:
Dividends from net investment income	(0.14)	(0.17)	(0.14)	(0.14)	(0.20)

Net asset value, end of year	$14.29	$10.89	$9.55	$10.19	$9.15

Total return	32.54%	15.83%	(4.84)%	12.89%	20.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,068,537	$891,848	$872,363	$2,027,488	$2,305,328
Ratio of expenses to average net assets:
After waivers (f)	0.89%	0.91%	0.65%	0.66%	0.70%
After waivers and fees paid indirectly (f)	0.88%	0.91%	0.64%	0.66%	0.69%
Before waivers and fees paid indirectly (f)	0.89%	0.91%	0.65%	0.66%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.31%	1.52%	1.26%	1.33%	2.35%
After waivers and fees paid indirectly (f)	1.32%	1.52%	1.27%	1.34%	2.36%
Before waivers and fees paid indirectly (f)	1.31%	1.52%	1.26%	1.33%	2.35%
Portfolio turnover rate	37%	25%	33%	38%	52%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.87	$9.53	$10.17	$9.12	$7.73

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.16 (e)	0.11 (e)	0.10 (e)	0.17 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.35	1.35	(0.63)	1.06	1.40

Total from investment operations	3.53	1.51	(0.52)	1.16	1.57

Less distributions:
Dividends from net investment income	(0.14)	(0.17)	(0.12)	(0.11)	(0.18)

Net asset value, end of year	$14.26	$10.87	$9.53	$10.17	$9.12

Total return	32.50%	15.86%	(5.09)%	12.76%	20.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,852,949	$1,340,073	$1,328,547	$1,605,171	$1,634,368
Ratio of expenses to average net assets:
After waivers (f)	0.89%	0.91%	0.90%	0.91%	0.95%
After waivers and fees paid indirectly (f)	0.88%	0.91%	0.89%	0.91%	0.94%
Before waivers and fees paid indirectly (f)	0.89%	0.91%	0.90%	0.91%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.35%	1.52%	1.09%	1.09%	2.22%
After waivers and fees paid indirectly (f)	1.35%	1.52%	1.10%	1.09%	2.23%
Before waivers and fees paid indirectly (f)	1.35%	1.52%	1.09%	1.09%	2.22%
Portfolio turnover rate	37%	25%	33%	38%	52%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.89	$9.55	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.18 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.38	1.36	0.39

Total from investment operations	3.58	1.54	0.45

Less distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.14)

Net asset value, end of period	$14.29	$10.89	$9.55

Total return (b)	32.87%	16.13%	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$597,851	$677,124	$776,313
Ratio of expenses to average net assets:
After waivers (a)(f)	0.64%	0.66%	0.65%
After waivers and fees paid indirectly (a)(f)	0.63%	0.66%	0.65%
Before waivers and fees paid indirectly (a)(f)	0.64%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.56%	1.76%	1.79%
After waivers and fees paid indirectly (a)(f)	1.57%	1.76%	1.79%
Before waivers and fees paid indirectly (a)(f)	1.56%	1.76%	1.79%
Portfolio turnover rate	37%	25%	33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	29.96%	14.59%	7.30%
Portfolio – Class IB Shares*	29.91	14.42	7.10
Russell 1000® Index	33.11	18.59	8.15
* Date of inception 4/29/05. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 29.96% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Index, returned 33.11% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Strong stock selection within the Financials sector contributed to relative performance for the period, including Prudential Financial, Inc. and Hartford Financial Services Group, Inc. An underweight within real estate investment trusts also helped performance within the sector.

•	An underweight within the Utilities sector also contributed to relative performance as this sector was one of the worst performing sectors in the benchmark for the period.

•	Stock selection within the Energy sector also contributed to relative performance, particularly holdings in Hess Corp. and EOG Resources, Inc.

What hurt performance during the year:

•	Stock selection within the Information Technology sector detracted from relative performance, including Apple, Inc. and NCR Corp.

•

Stock selection as well as an underweight within the Consumer Discretionary sector detracted from performance. Holdings in Abercrombie & Fitch Co. and Target Corp. detracted the most within the sector.

•	Industrials sector holdings KBR, Inc. and Fluor Corp. also detracted from relative performance.

Portfolio Positioning and Outlook

We expect the U.S. economy will continue to modestly expand in 2014. We believe that strengthening employment, improving consumer confidence and diminished investors’ fears about the U.S. budget should support the progression. We remain aware of the potential impact of changes to Federal Reserve policy regarding tapering, the status of global economic conditions, as well U.S. equity market valuation concerns.

Information Technology remains the Portfolio’s largest overweight sector at the end of the period. The largest overweight within the sector is the Internet software & services industry. The Portfolio was also overweight in the Financials sector relative to its benchmark at year end. We are focused on companies that we believe should benefit from a slow rise in interest rates over the next few years. The Consumer Discretionary sector is the largest underweight at period end, although there is an overweight within multi-line retail companies and hotels. The Utilities and Consumer Staples sectors remain significant underweights relative to its benchmark, as we continue to find more compelling investment opportunities in other segments of the market.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	21.8%
Financials	18.9
Health Care	11.7
Consumer Discretionary	11.1
Energy	10.9
Industrials	10.6
Consumer Staples	7.1
Materials	3.8
Utilities	1.0
Telecommunication Services	0.7
Cash and Other	2.4

100.0%

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,160.40	$5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,160.21	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.5%)
BorgWarner, Inc.	7,006	$391,706

Automobiles (0.7%)
Ford Motor Co.	37,066	571,928

Hotels, Restaurants & Leisure (2.8%)
Hyatt Hotels Corp., Class A*	4,836	239,188
MGM Resorts International*	33,415	785,921
Starwood Hotels & Resorts Worldwide, Inc.	8,684	689,944
Wynn Resorts Ltd.	2,206	428,427

		2,143,480

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	447	178,259

Media (2.3%)
Time Warner, Inc.	6,427	448,090
Twenty-First Century Fox, Inc., Class A	9,827	345,714
Walt Disney Co.	12,834	980,518

		1,774,322

Multiline Retail (1.7%)
Kohl’s Corp.	8,995	510,466
Macy’s, Inc.	14,794	790,000

		1,300,466

Specialty Retail (1.7%)
AutoZone, Inc.*	732	349,852
Dick’s Sporting Goods, Inc.	11,998	697,084
Home Depot, Inc.	3,583	295,024

		1,341,960

Textiles, Apparel & Luxury Goods (1.2%)
PVH Corp.	3,467	471,581
Ralph Lauren Corp.	2,582	455,904

		927,485

Total Consumer Discretionary		8,629,606

Consumer Staples (7.1%)
Beverages (2.4%)
Coca-Cola Co.	22,132	914,273
PepsiCo, Inc.	11,045	916,072

		1,830,345

Food & Staples Retailing (1.7%)
CVS Caremark Corp.	12,068	863,707
Wal-Mart Stores, Inc.	6,161	484,809

		1,348,516

Food Products (1.0%)
Mondelez International, Inc., Class A	22,476	793,403

Household Products (1.6%)
Colgate-Palmolive Co.	13,214	861,685
Procter & Gamble Co.	4,385	356,983

		1,218,668

Tobacco (0.4%)
Philip Morris International, Inc.	3,649	$317,937

Total Consumer Staples		5,508,869

Energy (10.9%)
Energy Equipment & Services (1.8%)
Halliburton Co.	11,129	564,797
Schlumberger Ltd.	9,537	859,379

		1,424,176

Oil, Gas & Consumable Fuels (9.1%)
Anadarko Petroleum Corp.	7,781	617,189
Cabot Oil & Gas Corp.	1,003	38,876
Chevron Corp.	5,994	748,711
EOG Resources, Inc.	5,949	998,480
EQT Corp.	2,257	202,633
Exxon Mobil Corp.	10,718	1,084,662
Hess Corp.	9,183	762,189
Marathon Petroleum Corp.	3,353	307,571
Occidental Petroleum Corp.	10,025	953,378
Pioneer Natural Resources Co.	3,435	632,280
Range Resources Corp.	2,331	196,527
Valero Energy Corp.	9,646	486,158

		7,028,654

Total Energy		8,452,830

Financials (18.9%)
Capital Markets (4.0%)
Goldman Sachs Group, Inc.	7,694	1,363,839
Invesco Ltd.	11,993	436,545
Morgan Stanley	23,259	729,402
State Street Corp.	1,601	117,497
TD Ameritrade Holding Corp.	14,964	458,497

		3,105,780

Commercial Banks (4.6%)
Comerica, Inc.	14,327	681,106
Fifth Third Bancorp	7,352	154,613
PNC Financial Services Group, Inc.	5,555	430,957
Regions Financial Corp.	41,763	413,036
SunTrust Banks, Inc.	11,398	419,560
U.S. Bancorp/Minnesota	14,006	565,842
Wells Fargo & Co.	20,057	910,588

		3,575,702

Consumer Finance (1.6%)
Capital One Financial Corp.	15,931	1,220,474

Diversified Financial Services (4.3%)
Bank of America Corp.	27,073	421,527
Citigroup, Inc.	22,219	1,157,832
JPMorgan Chase & Co.	30,219	1,767,207

		3,346,566

Insurance (3.9%)
Chubb Corp.	3,014	291,243
Hartford Financial Services Group, Inc.	30,158	1,092,624
Lincoln National Corp.	16,363	844,658
Prudential Financial, Inc.	9,000	829,980

		3,058,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (0.5%)
Host Hotels & Resorts, Inc. (REIT)	17,736	$344,788

Total Financials		14,651,815

Health Care (11.7%)
Biotechnology (3.2%)
Celgene Corp.*	3,736	631,234
Gilead Sciences, Inc.*	11,498	864,075
Medivation, Inc.*	9,362	597,483
Vertex Pharmaceuticals, Inc.*	5,361	398,322

		2,491,114

Health Care Equipment & Supplies (0.9%)
Covidien plc	10,216	695,710

Health Care Providers & Services (3.1%)
Express Scripts Holding Co.*	19,014	1,335,543
HCA Holdings, Inc.*	8,422	401,814
UnitedHealth Group, Inc.	8,718	656,465

		2,393,822

Pharmaceuticals (4.5%)
Bristol-Myers Squibb Co.	21,718	1,154,312
Eli Lilly and Co.	11,561	589,611
Johnson & Johnson	4,015	367,734
Merck & Co., Inc.	2,947	147,497
Pfizer, Inc.	41,784	1,279,844

		3,538,998

Total Health Care		9,119,644

Industrials (10.6%)
Aerospace & Defense (3.8%)
B/E Aerospace, Inc.*	6,103	531,144
Boeing Co.	5,629	768,302
Honeywell International, Inc.	7,574	692,036
United Technologies Corp.	8,677	987,443

		2,978,925

Construction & Engineering (0.6%)
Fluor Corp.	5,917	475,076

Electrical Equipment (2.2%)
Eaton Corp. plc	8,897	677,240
Emerson Electric Co.	14,561	1,021,891

		1,699,131

Industrial Conglomerates (1.3%)
General Electric Co.	35,515	995,485

Machinery (1.1%)
Caterpillar, Inc.	3,152	286,233
PACCAR, Inc.	9,962	589,452

		875,685

Road & Rail (1.3%)
Union Pacific Corp.	6,040	1,014,720

Trading Companies & Distributors (0.3%)
W.W. Grainger, Inc.	844	215,574

Total Industrials		8,254,596

Information Technology (21.8%)
Communications Equipment (2.3%)
Cisco Systems, Inc.	43,421	$974,802
QUALCOMM, Inc.	11,293	838,505

		1,813,307

Computers & Peripherals (6.3%)
Apple, Inc.	4,870	2,732,606
EMC Corp.	30,836	775,525
Hewlett-Packard Co.	6,840	191,383
NCR Corp.*	27,625	940,908
NetApp, Inc.	6,708	275,967

		4,916,389

Internet Software & Services (6.2%)
eBay, Inc.*	6,989	383,626
Google, Inc., Class A*	2,211	2,477,890
Monster Worldwide, Inc.*	58,146	414,581
Pandora Media, Inc.*	23,651	629,117
Twitter, Inc.*	110	7,001
Yahoo!, Inc.*	21,317	862,059

		4,774,274

IT Services (1.7%)
International Business Machines Corp.	4,278	802,425
Vantiv, Inc., Class A*	15,443	503,596

		1,306,021

Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	18,522	480,831
Micron Technology, Inc.*	24,483	532,750
Texas Instruments, Inc.	13,418	589,185

		1,602,766

Software (3.2%)
Informatica Corp.*	10,131	420,436
Microsoft Corp.	24,346	911,271
Oracle Corp.	23,525	900,066
VMware, Inc., Class A*	2,587	232,080

		2,463,853

Total Information Technology		16,876,610

Materials (3.8%)
Chemicals (1.6%)
Celanese Corp.	4,703	260,123
Dow Chemical Co.	9,544	423,754
E.I. du Pont de Nemours & Co.	1,923	124,937
LyondellBasell Industries N.V., Class A	5,395	433,110
Monsanto Co.	347	40,443

		1,282,367

Containers & Packaging (0.7%)
Rock-Tenn Co., Class A	4,953	520,115

Metals & Mining (1.5%)
Freeport-McMoRan Copper & Gold, Inc.	14,074	531,153
Reliance Steel & Aluminum Co.	4,304	326,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

United States Steel Corp.	9,642	$284,439

		1,142,007

Total Materials		2,944,489

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.7%)
Verizon Communications, Inc.	10,423	512,186

Total Telecommunication Services		512,186

Utilities (1.0%)
Electric Utilities (0.5%)
Duke Energy Corp.	2,870	198,059
NextEra Energy, Inc.	2,364	202,405

		400,464

Multi-Utilities (0.5%)
Dominion Resources, Inc.	2,507	$162,178
PG&E Corp.	4,539	182,831

		345,009

Total Utilities		745,473

Total Investments (97.6%) (Cost $51,862,485)		75,696,118
Other Assets Less Liabilities (2.4%)		1,858,355

Net Assets (100%)		$77,554,473

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$8,629,606	$—	$—	$8,629,606
Consumer Staples	5,508,869	—	—	5,508,869
Energy	8,452,830	—	—	8,452,830
Financials	14,651,815	—	—	14,651,815
Health Care	9,119,644	—	—	9,119,644
Industrials	8,254,596	—	—	8,254,596
Information Technology	16,876,610	—	—	16,876,610
Materials	2,944,489	—	—	2,944,489
Telecommunication Services	512,186	—	—	512,186
Utilities	745,473	—	—	745,473

Total Assets	$75,696,118	$—	$—	$75,696,118

Total Liabilities	$—	$—	$—	$—

Total	$75,696,118	$—	$—	$75,696,118

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$45,448,469
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$67,347,239

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,901,238
Aggregate gross unrealized depreciation	(1,327,964)

Net unrealized appreciation	$23,573,274

Federal income tax cost of investments	$52,122,844

The Portfolio utilized net capital loss carryforward of $2,931,792 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $51,862,485)	$75,696,118
Cash	2,025,575
Dividends, interest and other receivables	95,356
Receivable from Separate Accounts for Trust shares sold	20,504
Other assets	1,025

Total assets	77,838,578

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	209,192
Investment management fees payable	32,377
Administrative fees payable	16,560
Distribution fees payable - Class IB	14,117
Distribution fees payable - Class IA	1,984
Accrued expenses	9,875

Total liabilities	284,105

NET ASSETS	$77,554,473

Net assets were comprised of:
Paid in capital	$52,138,594
Accumulated undistributed net investment income (loss)	50,430
Accumulated undistributed net realized gain (loss) on investments	1,531,816
Net unrealized appreciation (depreciation) on investments	23,833,633

Net assets	$77,554,473

Class IA
Net asset value, offering and redemption price per share, $9,301,199 / 685,723 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.56

Class IB
Net asset value, offering and redemption price per share, $68,253,274 / 5,024,505 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $7,132 foreign withholding tax)	$3,056,156
Interest	2,176

Total income	3,058,332

EXPENSES
Investment management fees	1,025,521
Distribution fees - Class IB	372,043
Administrative fees	190,070
Professional fees	45,109
Distribution fees - Class IA	22,388
Custodian fees	16,000
Printing and mailing expenses	13,344
Trustees’ fees	5,498
Miscellaneous	5,972

Gross expenses	1,695,945
Less: Waiver from investment manager	(117,372)
Feespaid indirectly	(8,539)

Net expenses	1,570,034

NET INVESTMENT INCOME (LOSS)	1,488,298

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	60,321,045
Net change in unrealized appreciation (depreciation) on investments	(23,747,805)

NET REALIZED AND UNREALIZED GAIN (LOSS)	36,573,240

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,061,538

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,488,298	$2,792,436
Net realized gain (loss) on investments	60,321,045	7,776,132
Net change in unrealized appreciation (depreciation) on investments	(23,747,805)	26,114,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,061,538	36,683,414

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(182,966)	(97,184)
Class IB	(1,300,213)	(2,739,335)

	(1,483,179)	(2,836,519)

Distributions from net realized capital gains
Class IA	(1,371,540)	—
Class IB	(9,734,002)	—

	(11,105,542)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,588,721)	(2,836,519)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 106,992 and 118,905 shares, respectively ]	1,525,849	1,437,689
Capital shares issued in reinvestment of dividends and distributions [ 117,426 and 7,752 shares, respectively ]	1,554,506	97,184
Capital shares repurchased [ (186,480) and (705,078) shares, respectively ]	(2,655,967)	(8,730,940)

Total Class IA transactions	424,388	(7,196,067)

Class IB
Capital shares sold [ 673,973 and 1,933,913 shares, respectively ]	9,397,672	23,806,254
Capital shares issued in reinvestment of dividends and distributions [ 832,374 and 218,262 shares, respectively ]	11,034,215	2,739,335
Capital shares repurchased [ (2,342,597) and (5,202,267) shares, respectively ]	(32,397,110)	(63,527,740)
Capital shares repurchased in-kind (Note 9)[ (12,616,341) and 0 shares, respectively ]	(175,945,507)	—

Total Class IB transactions	(187,910,730)	(36,982,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(187,486,342)	(44,178,218)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(162,013,525)	(10,331,323)
NET ASSETS:
Beginning of year	239,567,998	249,899,321

End of year (a)	$77,554,473	$239,567,998

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$50,430	$130,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.51	$10.97	$12.09	$10.65	$8.53

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.11 (e)	0.07 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments	3.55	1.56	(1.12)	1.44	2.10

Total from investment operations	3.68	1.69	(1.01)	1.51	2.20

Less distributions:
Dividends from net investment income	(0.31)	(0.15)	(0.11)	(0.07)	(0.08)
Distributions from net realized gains	(2.32)	—	—	—	—

Total dividends and distributions	(2.63)	(0.15)	(0.11)	(0.07)	(0.08)

Net asset value, end of year	$13.56	$12.51	$10.97	$12.09	$10.65

Total return	29.96%	15.36%	(8.31)%	14.22%	25.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,301	$8,104	$13,455	$17,470	$6,803
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.99%	1.00%	0.74%	0.74%	0.74%
Before waivers and fees paid indirectly	1.10%	1.06%	0.79%	0.80%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers	0.91%	1.06%	0.92%	0.68%	1.03%
After waivers and fees paid indirectly	0.92%	1.06%	0.92%	0.68%	1.04%
Before waivers and fees paid indirectly	0.81%	1.00%	0.88%	0.63%	0.95%
Portfolio turnover rate	30%	15%	33%	20%	46%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.53	$10.98	$12.10	$10.66	$8.54

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.08 (e)	0.04 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments	3.55	1.57	(1.12)	1.44	2.11

Total from investment operations	3.68	1.70	(1.04)	1.48	2.18

Less distributions:
Dividends from net investment income	(0.31)	(0.15)	(0.08)	(0.04)	(0.06)
Distributions from net realized gains	(2.32)	—	—	—	—

Total dividends and distributions	(2.63)	(0.15)	(0.08)	(0.04)	(0.06)

Net asset value, end of year	$13.58	$12.53	$10.98	$12.10	$10.66

Total return	29.91%	15.44%	(8.53)%	13.92%	25.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$68,253	$231,464	$236,444	$248,215	$190,644
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.99%	1.00%	0.99%	0.99%	0.99%
Before waivers and fees paid indirectly	1.07%	1.06%	1.04%	1.05%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers	0.94%	1.07%	0.69%	0.37%	0.79%
After waivers and fees paid indirectly	0.94%	1.07%	0.69%	0.38%	0.80%
Before waivers and fees paid indirectly	0.87%	1.01%	0.65%	0.33%	0.70%
Portfolio turnover rate	30%	15%	33%	20%	46%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	13.64%	14.06%	7.20%
Portfolio – Class IB Shares*	13.62	13.87	7.11
Portfolio – Class K Shares***	13.92	N/A	13.86
MSCI AC World ex. U.S. Growth (Net) Index	15.49	12.90	7.36

*      Date of inception 11/18/94.

**     Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***    Date of inception 8/26/11.

        Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.64% for the year ended December 31, 2013. The Portfolio’s benchmark, the MSCI AC World ex. U.S. Growth (Net) Index, returned 15.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

The combination of stock selection and an underweight allocation in the Basic Materials sector was a primary contributor to relative performance. The Portfolio’s avoidance of weak-performing mining giant BHP Billiton (Australia) boosted relative results.

•

An overweight allocation to the Special Products & Services sector also benefited relative results as this sector outperformed the benchmark over the period. Within the sector, overweight positions in catering company Compass Group plc (United Kingdom), transaction processing solutions provider Amadeus IT Holding S.A. (Spain) and business process outsourcing provider Capita plc (United Kingdom) aided relative performance.

•

Security selection in the Transportation sector contributed to relative performance. Here, the Portfolio’s holdings of strong-performing airline services provider Copa Holdings S.A. (security is not a benchmark constituent) (Panama) boosted relative returns.

•

Elsewhere, holdings of Internet services provider Yahoo Japan Corp., casino operator Sands China Ltd. (Hong Kong), advertising firm Publicis Groupe S.A. (France), Internet search provider NAVER Corp. (South Korea) and software provider OBIC Co., Ltd. (Japan) strengthened relative performance as all five stocks outperformed the benchmark over the period.

What hurt performance during the year:

•

Stock selection in the Financial Services sector was a primary detractor from performance relative to the benchmark. Within the sector, the Portfolio’s holdings of investment trading system developer BM&F Bovespa S.A. (security is not a benchmark constituent) (Brazil) hindered relative results.

•

Security selection in the Retailing sector was another factor that weighed on relative performance. Here, overweight positions in global sourcing and supply chain management company Li & Fung Ltd. (Hong Kong), apparel manufacturer Cia Hering (Brazil) and world’s largest luxury goods company LVMH Moet Hennessy Louis Vuitton S.A. (France) detracted from relative performance as all three stocks lagged the benchmark over the period.

•

Within the Health Care sector, stock selection weakened relative returns. However, there were no individual securities within this sector that were among the Portfolio’s top relative detractors during the period.

•

Stocks in other sectors that detracted from relative results included oil and gas turnkey contractor Saipem S.p.A. (Italy), Chinese communications company China Unicom Ltd. and wine and alcoholic beverage producer Pernod Ricard S.A. (France). Additionally, the Portfolio’s timing of ownership in car maker Toyota Motor Corp. (Japan) and technology investment firm SoftBank Corp. (Japan) as well as not holding strong-performing Internet software service provider Tencent Holdings (China) hurt relative performance.

Sector Weightings as of December 31, 2013	% of Net Assets
Consumer Staples	20.4%
Consumer Discretionary	19.2
Industrials	14.5
Information Technology	11.6
Financials	11.0
Health Care	9.2
Materials	7.3
Energy	4.6
Telecommunication Services	1.8
Cash and Other	0.4

100.0%

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,127.87	$6.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.93	6.33
Class IB
Actual	1,000.00	1,127.69	6.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.93	6.33
Class K
Actual	1,000.00	1,130.69	5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.06

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.24%, 1.24% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (1.2%)
Rio Tinto Ltd.	249,356	$15,180,275

Brazil (3.0%)
AMBEV S.A. (ADR)	659,745	4,849,126
BM&F Bovespa S.A.	1,636,100	7,669,923
Cia. Hering	346,500	4,391,374
Itau Unibanco Holding S.A. (Preference) (ADR)	895,255	12,148,610
Lojas Renner S.A.	112,100	2,898,421
LPS Brasil Consultoria de Imoveis S.A.	192,800	1,180,050
M Dias Branco S.A.	141,700	6,006,146

		39,143,650

Canada (3.5%)
Canadian National Railway Co.	415,354	23,683,485
Dollarama, Inc.	156,272	12,976,939
Suncor Energy, Inc.	245,575	8,609,285

		45,269,709

Chile (0.4%)
Banco Santander Chile S.A. (ADR)	238,339	5,617,650

China (0.4%)
Guangzhou Automobile Group Co., Ltd., Class H	5,245,294	5,736,184

Denmark (3.2%)
Carlsberg A/S, Class B	162,529	17,983,016
Chr Hansen Holding A/S	247,059	9,813,565
Novo Nordisk A/S, Class B	74,095	13,581,749

		41,378,330

Finland (0.6%)
Kone Oyj, Class B	160,093	7,223,870

France (14.3%)
Air Liquide S.A.	87,091	12,316,580
Danone S.A.	480,398	34,577,427
Dassault Systemes S.A.	69,314	8,603,906
Essilor International S.A.	97,730	10,390,077
Legrand S.A.	104,244	5,744,943
L’Oreal S.A.	62,184	10,924,292
LVMH Moet Hennessy Louis Vuitton S.A.	174,545	31,840,119
Pernod-Ricard S.A.	217,061	24,727,962
Publicis Groupe S.A.	242,712	22,207,616
Schneider Electric S.A.	178,836	15,597,965
Technip S.A.	90,241	8,672,738

		185,603,625

Germany (9.2%)
Adidas AG	120,178	15,316,067
Bayer AG (Registered)	180,314	25,289,510
Brenntag AG	92,018	17,057,890
Fresenius Medical Care AG & Co. KGaA	95,822	6,819,169
Linde AG	119,214	24,936,611
SAP AG	184,240	15,793,029
Symrise AG	302,011	13,918,464

		119,130,740

Hong Kong (3.9%)
AIA Group Ltd.	3,704,569	$18,584,235
China Unicom Hong Kong Ltd.	9,230,756	13,808,696
Dairy Farm International Holdings Ltd.	397,338	3,772,830
Li & Fung Ltd.	11,302,832	14,576,212

		50,741,973

India (0.9%)
HDFC Bank Ltd.	1,066,892	11,717,904

Ireland (3.9%)
Accenture plc, Class A	297,240	24,439,073
Experian plc	722,618	13,330,339
Paddy Power plc	95,779	8,169,317
Shire plc	105,749	4,994,281

		50,933,010

Israel (0.9%)
NICE Systems Ltd. (ADR)	277,449	11,364,311

Italy (1.5%)
Prysmian S.p.A.	401,833	10,342,919
Saipem S.p.A.	455,698	9,754,622

		20,097,541

Japan (12.0%)
AEON Financial Service Co., Ltd.	102,700	2,750,109
Honda Motor Co., Ltd.	726,600	29,875,396
INPEX Corp.	946,800	12,119,328
Japan Tobacco, Inc.	819,100	26,600,722
Lawson, Inc.	181,100	13,533,919
Obic Co., Ltd.	455,600	13,433,083
Santen Pharmaceutical Co., Ltd.	113,100	5,267,833
SoftBank Corp.	117,900	10,299,877
Sundrug Co., Ltd.	181,100	8,091,117
Toyota Motor Corp.	155,500	9,479,727
Unicharm Corp.	184,700	10,523,217
Yahoo! Japan Corp.	2,624,400	14,578,615

		156,552,943

Macau (0.8%)
Sands China Ltd.	1,233,402	10,076,476

Netherlands (1.7%)
Akzo Nobel N.V.	130,624	10,124,267
Heineken N.V.	183,117	12,363,942

		22,488,209

Panama (1.5%)
Copa Holdings S.A., Class A	120,928	19,361,782

Peru (1.2%)
Credicorp Ltd.	118,864	15,776,819

Portugal (0.3%)
Jeronimo Martins SGPS S.A.	233,855	4,573,169

Russia (0.6%)
Sberbank of Russia (ADR)	621,397	7,810,960

South Korea (1.7%)
NAVER Corp.*	12,008	8,237,828
Samsung Electronics Co., Ltd.	11,068	14,388,872

		22,626,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Spain (1.4%)
Amadeus IT Holding S.A., Class A	103,351	$4,422,508
Inditex S.A.	85,042	14,015,675

		18,438,183

Sweden (1.0%)
Telefonaktiebolaget LM Ericsson, Class B	1,024,466	12,503,491

Switzerland (10.3%)
Cie Financiere Richemont S.A. (Registered), Class A	132,218	13,161,772
Julius Baer Group Ltd.*	260,652	12,517,607
Kuehne + Nagel International AG (Registered)	58,938	7,736,831
Nestle S.A. (Registered)	550,987	40,333,447
Roche Holding AG	76,234	21,296,466
Schindler Holding AG	51,085	7,519,153
Sonova Holding AG (Registered)*	132,579	17,834,740
UBS AG (Registered)*	692,091	13,127,268

		133,527,284

Taiwan (1.8%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,331,186	23,215,884

United Kingdom (17.3%)
Aberdeen Asset Management plc	781,205	6,468,182
Bellway plc	203,721	5,296,423

BG Group plc	938,267	$20,159,559
Burberry Group plc	164,839	4,138,152
Capita plc	1,000,724	17,201,206
Compass Group plc	2,119,305	33,971,603
Croda International plc	220,891	8,987,324
Diageo plc	749,460	24,821,366
HSBC Holdings plc	1,119,403	12,278,746
Intertek Group plc	166,664	8,688,079
Reckitt Benckiser Group plc	269,951	21,425,926
Rolls-Royce Holdings plc*	890,115	18,793,321
Rolls-Royce Holdings plc (Preference)*†(b)	74,287,144	123,016
Standard Chartered plc	667,173	15,025,350
Weir Group plc	439,020	15,499,537
Whitbread plc	190,968	11,861,917

		224,739,707

United States (1.1%)
Mettler-Toledo International, Inc.*	58,563	14,206,798

Total Investments (99.6%) (Cost $942,875,701)		1,295,037,177
Other Assets Less Liabilities (0.4%)		4,852,932

Net Assets (100%)		$1,299,890,109

*	Non-income producing.
†	Securities (totaling $123,016 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Forward Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation
Japanese Yen vs. U.S. Dollar, expiring 1/6/14	Goldman Sachs & Co.	15,883	$151,560	$150,823	$737
Japanese Yen vs. U.S. Dollar, expiring 1/7/14	Barclays Bank plc	18,887	179,875	179,350	525
Japanese Yen vs. U.S. Dollar, expiring 1/8/14	Deutsche Bank AG	15,674	149,052	148,837	215

					$1,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$20,266,734	$229,722,656	$—	$249,989,390
Consumer Staples	11,015,841	254,091,783	—	265,107,624
Energy	8,609,285	50,706,247	—	59,315,532
Financials	50,204,012	92,469,401	—	142,673,413
Health Care	14,206,798	105,473,825	—	119,680,623
Industrials	43,045,267	144,736,053	123,016	187,904,336
Information Technology	59,019,268	91,961,332	—	150,980,600
Materials	—	95,277,086	—	95,277,086
Telecommunication Services	—	24,108,573	—	24,108,573
Forward Currency Contracts	—	1,477	—	1,477

Total Assets	$206,367,205	$1,088,548,433	$123,016	$1,295,038,654

Total Liabilities	$—	$—	$—	$—

Total	$206,367,205	$1,088,548,433	$123,016	$1,295,038,654

(a)	Securities with a market value of $22,145,914 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to securities no longer using fair value factors based on third party vendor modeling tools.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	1,477
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,477

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	111,297	—	111,297
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$111,297	$—	$111,297

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,477	—	1,477
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$1,477	$—	$1,477

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $478,000 for three months during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Goldman Sachs & Co.	$737	$—	$—	$737
Barclays Bank plc	525	—	—	525
Deutsche Bank AG	215	—	—	215

	$1,477	$—	$—	$1,477

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$426,327,209
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$453,869,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$373,653,467
Aggregate gross unrealized depreciation	(28,917,529)

Net unrealized appreciation	$344,735,938

Federal income tax cost of investments	$950,301,239

The Portfolio has an India capital gains tax capital loss carryforward of approximately INR 13,447,242 as of March 31, 2013, which converted to U.S. Dollars at December 31, 2013 is approximately $217,576.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $14,509,015 for Short Term and $8,002,194 for Long Term during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $942,875,701)	$1,295,037,177
Receivable for securities sold	7,759,901
Dividends, interest and other receivables	2,282,175
Receivable from Separate Accounts for Trust shares sold	224,801
Unrealized appreciation on forward foreign currency contracts	1,477
Other assets	6,852

Total assets	1,305,312,383

LIABILITIES
Overdraft payable	1,865,490
Payable for securities purchased	1,207,700
Payable to Separate Accounts for Trust shares redeemed	1,133,346
Investment management fees payable	911,782
Administrative fees payable	120,261
Distribution fees payable - Class IB	38,428
Distribution fees payable - Class IA	3,776
Accrued expenses	141,491

Total liabilities	5,422,274

NET ASSETS	$1,299,890,109

Net assets were comprised of:
Paid in capital	$948,096,570
Accumulated undistributed net investment income (loss)	(9,280)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(426,516)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	352,229,335

Net assets	$1,299,890,109

Class IA
Net asset value, offering and redemption price per share, $18,408,596 / 2,495,402 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.38

Class IB
Net asset value, offering and redemption price per share, $184,657,953 / 24,988,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.39

Class K
Net asset value, offering and redemption price per share, $1,096,823,560 / 148,683,795 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $2,580,219 foreign withholding tax)	$29,342,500
Interest	8,773

Total income	29,351,273

EXPENSES
Investment management fees	11,772,002
Administrative fees	1,459,593
Distribution fees - Class IB	938,966
Custodian fees	343,500
Printing and mailing expenses	131,585
Professional fees	82,404
Trustees’ fees	40,641
Distribution fees - Class IA	35,561
Miscellaneous	43,683

Total expenses	14,847,935

NET INVESTMENT INCOME (LOSS)	14,503,338

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	121,939,472
Foreign currency transactions	(463,094)

Net realized gain (loss)	121,476,378

Change in unrealized appreciation (depreciation) on:
Investments (net of India tax of $106,633 on unrealized depreciation on investments)	21,895,858
Foreign currency translations	(16,527)

Net change in unrealized appreciation (depreciation)	21,879,331

NET REALIZED AND UNREALIZED GAIN (LOSS)	143,355,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$157,859,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,503,338	$17,001,431
Net realized gain (loss) on investments and foreign currency transactions	121,476,378	(10,744,989)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	21,879,331	243,235,358

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	157,859,047	249,491,800

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(156,823)	(92,337)
Class IB	(1,596,788)	(5,130,808)
Class K	(12,165,687)	(11,538,865)

	(13,919,298)	(16,762,010)

Distributions from net realized capital gains
Class IA	(179,572)	—
Class IB	(1,825,603)	—
Class K	(10,862,744)	—

	(12,867,919)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(26,787,217)	(16,762,010)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,310,666 and 1,244,863 shares, respectively ]	9,175,738	7,676,314
Capital shares issued in reinvestment of dividends and distributions [ 46,844 and 14,044 shares, respectively ]	336,395	92,337
Capital shares repurchased [ (399,821) and (5,754,643) shares, respectively ]	(2,823,538)	(34,567,110)

Total Class IA transactions	6,688,595	(26,798,459)

Class IB
Capital shares sold [ 9,703,066 and 14,708,265 shares, respectively ]	67,152,072	90,501,613
Capital shares issued in reinvestment of dividends and distributions [ 475,763 and 779,054 shares, respectively ]	3,422,391	5,130,808
Capital shares repurchased [ (11,357,031) and (12,949,630) shares, respectively ]	(79,063,694)	(79,349,102)
Capital shares repurchased in-kind (Note 9)[ (58,492,161) and 0 shares, respectively ]	(387,390,490)	—

Total Class IB transactions	(395,879,721)	16,283,319

Class K
Capital shares sold [ 14,492,631 and 48,377,794 shares, respectively ]	106,402,671	288,154,419
Capital shares issued in reinvestment of dividends and distributions [ 3,207,149 and 1,755,124 shares, respectively ]	23,028,431	11,538,865
Capital shares repurchased [ (18,217,922) and (14,895,248) shares, respectively ]	(129,720,280)	(91,978,267)

Total Class K transactions	(289,178)	207,715,017

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(389,480,304)	197,199,877

TOTAL INCREASE (DECREASE) IN NET ASSETS	(258,408,474)	429,929,667
NET ASSETS:
Beginning of year	1,558,298,583	1,128,368,916

End of year (a)	$1,299,890,109	$1,558,298,583

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(9,280)	$(130,226)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.62	$5.58	$6.49	$5.69	$4.19

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.09 (e)	0.10 (e)	0.07 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.85	1.01	(0.78)	0.80	1.48

Total from investment operations	0.89	1.10	(0.68)	0.87	1.57

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.06)	(0.07)	(0.07)
Distributions from net realized gains	(0.07)	—	(0.17)	—	—

Total dividends and distributions	(0.13)	(0.06)	(0.23)	(0.07)	(0.07)

Net asset value, end of year	$7.38	$6.62	$5.58	$6.49	$5.69

Total return	13.64%	19.74%	(10.49)%	15.28%	37.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,409	$10,173	$33,658	$464,770	$372,913
Ratio of expenses to average net assets	1.24%	1.23%	1.00%	0.99%	1.07%
Ratio of net investment income (loss) to average net assets	0.63%	1.43%	1.47%	1.23%	1.74%
Portfolio turnover rate	31%	36%	48%	52%	57%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.63	$5.59	$6.50	$5.70	$4.20

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.07 (e)	0.06 (e)	0.06 (e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81	1.03	(0.76)	0.79	1.50

Total from investment operations	0.89	1.10	(0.70)	0.85	1.56

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.04)	(0.05)	(0.06)
Distributions from net realized gains	(0.07)	—	(0.17)	—	—

Total dividends and distributions	(0.13)	(0.06)	(0.21)	(0.05)	(0.06)

Net asset value, end of year	$7.39	$6.63	$5.59	$6.50	$5.70

Total return	13.62%	19.71%	(10.70)%	14.96%	37.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$184,658	$561,103	$458,951	$522,003	$388,106
Ratio of expenses to average net assets	1.24%	1.23%	1.25%	1.24%	1.32	%(c)
Ratio of net investment income (loss) to average net assets	1.21%	1.11%	0.93%	1.01%	1.33%
Portfolio turnover rate	31%	36%	48%	52%	57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$6.62	$5.58	$5.82

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.08 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.84	1.04	(0.06)

Total from investment operations	0.91	1.12	(0.06)

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.05)
Distributions from net realized gains	(0.07)	—	(0.13)

Total dividends and distributions	(0.15)	(0.08)	(0.18)

Net asset value, end of period	$7.38	$6.62	$5.58

Total return (b)	13.92%	20.05%	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,096,824	$987,023	$635,760
Ratio of expenses to average net assets (a)	0.99%	0.98%	1.00	%(c)
Ratio of net investment income (loss) to average net assets (a)	0.97%	1.29%	0.29%
Portfolio turnover rate	31%	36%	48%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	32.53%	21.18%	7.16%
Portfolio – Class IB Shares*	32.54	21.01	6.95
Portfolio – Class K Shares***	32.86	N/A	25.06
S&P MidCap 400 Index	33.50	21.89	10.36
* Date of inception 9/1/00. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.53% for the year ended December 31, 2013. The Portfolio’s benchmark, the S&P MidCap 400 Index, returned 33.50% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The Industrials, Financials and Consumer Discretionary sectors were the largest contributors to return during the past year.

•

Vertex Pharmaceuticals Incorporated, Alliance Data Systems Corporation, Tractor Supply Company, Affiliated Managers Group, Inc. and Endo Health Solutions Inc. provided the largest contribution to return at the security level.

What hurt performance during the year:

•	The Telecommunications, Utilities, and Consumer Staples sectors produced the smallest positive contributions to return during 2013.

•

The following companies provided the largest negative contribution to return at the security level: Rackspace Hosting, Inc., Royal Gold, Inc., Equinix, Inc., American Campus Communities, Inc. and American Eagle Outfitters, Inc.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	22.0%
Industrials	16.7
Information Technology	15.6
Consumer Discretionary	13.9
Health Care	8.8
Materials	6.9
Energy	5.6
Utilities	4.2
Consumer Staples	4.0
Telecommunication Services	0.5
Cash and Other	1.8

100.0%

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,161.02	$3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.56	3.68
Class IB
Actual	1,000.00	1,161.29	3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.56	3.68
Class K
Actual	1,000.00	1,162.83	2.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.82	2.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.9%)
Auto Components (0.3%)
Gentex Corp.	147,926	$4,880,079

Automobiles (0.2%)
Thor Industries, Inc.	44,730	2,470,438

Distributors (0.6%)
LKQ Corp.*	306,232	10,075,033

Diversified Consumer Services (0.9%)
Apollo Education Group, Inc., Class A*	100,824	2,754,512
DeVry Education Group, Inc.	57,715	2,048,882
Matthews International Corp., Class A	27,008	1,150,811
Service Corp. International	215,438	3,905,891
Sotheby’s, Inc.	69,558	3,700,486

		13,560,582

Hotels, Restaurants & Leisure (1.6%)
Bally Technologies, Inc.*	39,607	3,107,169
Bob Evans Farms, Inc.	27,720	1,402,355
Brinker International, Inc.	67,335	3,120,304
Cheesecake Factory, Inc.	49,663	2,397,233
Domino’s Pizza, Inc.	56,654	3,945,951
International Speedway Corp., Class A	28,381	1,007,242
Life Time Fitness, Inc.*	39,625	1,862,375
Panera Bread Co., Class A*	28,160	4,975,590
Scientific Games Corp., Class A*	48,598	822,764
Wendy’s Co.	288,419	2,515,014

		25,155,997

Household Durables (1.8%)
Jarden Corp.*	122,000	7,484,700
KB Home	83,200	1,520,896
M.D.C. Holdings, Inc.*	38,697	1,247,591
NVR, Inc.*	4,334	4,446,728
Tempur Sealy International, Inc.*	60,800	3,280,768
Toll Brothers, Inc.*	162,353	6,007,061
Tupperware Brands Corp.	52,455	4,958,571

		28,946,315

Internet & Catalog Retail (0.1%)
HSN, Inc.	34,126	2,126,050

Leisure Equipment & Products (0.9%)
Brunswick Corp.	91,200	4,200,672
Polaris Industries, Inc.	65,646	9,560,683

		13,761,355

Media (1.4%)
AMC Networks, Inc., Class A*	59,415	4,046,756
Cinemark Holdings, Inc.	105,604	3,519,781
DreamWorks Animation SKG, Inc., Class A*	72,536	2,575,028
John Wiley & Sons, Inc., Class A	47,140	2,602,128
Lamar Advertising Co., Class A*	66,111	3,454,300

Meredith Corp.	37,400	$1,937,320
New York Times Co., Class A	126,678	2,010,380
Valassis Communications, Inc.	38,200	1,308,350

		21,454,043

Multiline Retail (0.3%)
Big Lots, Inc.*	59,401	1,918,058
J.C. Penney Co., Inc.*	308,494	2,822,720

		4,740,778

Specialty Retail (4.5%)
Aaron’s, Inc.	75,686	2,225,168
Abercrombie & Fitch Co., Class A	76,600	2,520,906
Advance Auto Parts, Inc.	73,728	8,160,215
American Eagle Outfitters, Inc.	170,409	2,453,890
ANN, Inc.*	46,668	1,706,182
Ascena Retail Group, Inc.*	128,500	2,719,060
Cabela’s, Inc.*	47,086	3,138,753
Chico’s FAS, Inc.	163,273	3,076,063
CST Brands, Inc.	77,187	2,834,307
Dick’s Sporting Goods, Inc.	102,786	5,971,867
Foot Locker, Inc.	149,775	6,206,676
Guess?, Inc.	60,591	1,882,562
Murphy USA, Inc.*	45,300	1,882,668
Office Depot, Inc.*	478,300	2,530,207
Rent-A-Center, Inc.	54,374	1,812,829
Signet Jewelers Ltd.	81,489	6,413,184
Tractor Supply Co.	141,190	10,953,520
Williams-Sonoma, Inc.	90,892	5,297,186

		71,785,243

Textiles, Apparel & Luxury Goods (1.3%)
Carter’s, Inc.	54,840	3,936,963
Deckers Outdoor Corp.*	34,500	2,913,870
Hanesbrands, Inc.	100,178	7,039,508
Under Armour, Inc., Class A*	81,133	7,082,911

		20,973,252

Total Consumer Discretionary		219,929,165

Consumer Staples (4.0%)
Food & Staples Retailing (0.5%)
Harris Teeter Supermarkets, Inc.	49,889	2,462,022
SUPERVALU, Inc.*	199,999	1,457,993
United Natural Foods, Inc.*	50,234	3,787,141

		7,707,156

Food Products (2.4%)
Dean Foods Co.*	95,650	1,644,223
Flowers Foods, Inc.	175,446	3,766,826
Green Mountain Coffee Roasters, Inc.*	132,598	10,021,757
Hain Celestial Group, Inc.*	48,400	4,393,752
Hillshire Brands Co.	123,411	4,126,864
Ingredion, Inc.	77,943	5,335,978
Lancaster Colony Corp.	19,788	1,744,312
Post Holdings, Inc.*	33,308	1,641,085
Tootsie Roll Industries, Inc.	20,903	680,184
WhiteWave Foods Co., Class A*	175,795	4,032,737

		37,387,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Household Products (1.0%)
Church & Dwight Co., Inc.	141,447	$9,375,107
Energizer Holdings, Inc.	62,988	6,817,821

		16,192,928

Tobacco (0.1%)
Universal Corp.	23,594	1,288,233

Total Consumer Staples		62,576,035

Energy (5.6%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc.*	58,196	3,107,084
CARBO Ceramics, Inc.	20,172	2,350,643
Dresser-Rand Group, Inc.*	77,385	4,614,468
Dril-Quip, Inc.*	41,625	4,575,836
Helix Energy Solutions Group, Inc.*	99,054	2,296,072
Oceaneering International, Inc.	109,326	8,623,635
Oil States International, Inc.*	55,813	5,677,298
Patterson-UTI Energy, Inc.	150,019	3,798,481
Superior Energy Services, Inc.*	160,016	4,258,026
Tidewater, Inc.	50,212	2,976,065
Unit Corp.*	44,473	2,295,696

		44,573,304

Oil, Gas & Consumable Fuels (2.8%)
Alpha Natural Resources, Inc.*	227,800	1,626,492
Bill Barrett Corp.*	49,974	1,338,304
Cimarex Energy Co.	88,489	9,283,381
Energen Corp.	74,280	5,255,310
Gulfport Energy Corp.*	84,900	5,361,435
HollyFrontier Corp.	202,052	10,039,964
Rosetta Resources, Inc.*	62,060	2,981,362
SM Energy Co.	67,689	5,625,633
World Fuel Services Corp.	73,200	3,159,312

		44,671,193

Total Energy		89,244,497

Financials (22.0%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc.*	53,997	11,710,869
Apollo Investment Corp.	229,273	1,944,235
Eaton Vance Corp.	124,005	5,306,174
Federated Investors, Inc., Class B	95,375	2,746,800
Greenhill & Co., Inc.	26,600	1,541,204
Janus Capital Group, Inc.	152,434	1,885,609
Raymond James Financial, Inc.	124,444	6,494,732
SEI Investments Co.	145,480	5,052,521
Waddell & Reed Financial, Inc., Class A	86,451	5,629,689

		42,311,833

Commercial Banks (4.5%)
Associated Banc-Corp	165,879	2,886,295
BancorpSouth, Inc.	85,289	2,168,046
Bank of Hawaii Corp.	45,278	2,677,741
Cathay General Bancorp	74,747	1,997,987
City National Corp./California	48,007	3,803,115

Commerce Bancshares, Inc./Missouri	82,354	$3,698,518
Cullen/Frost Bankers, Inc.	53,866	4,009,246
East West Bancorp, Inc.	140,750	4,922,028
First Horizon National Corp.	243,600	2,837,940
First Niagara Financial Group, Inc.	358,674	3,809,118
FirstMerit Corp.	168,023	3,735,151
Fulton Financial Corp.	196,437	2,569,396
Hancock Holding Co.	83,559	3,064,944
International Bancshares Corp.	57,152	1,508,241
Prosperity Bancshares, Inc.	57,139	3,622,041
Signature Bank/New York*	48,300	5,188,386
SVB Financial Group*	46,624	4,888,993
Synovus Financial Corp.	992,903	3,574,451
TCF Financial Corp.	167,516	2,722,135
Trustmark Corp.	68,763	1,845,599
Valley National Bancorp	203,100	2,055,372
Webster Financial Corp.	91,152	2,842,119
Westamerica Bancorp	27,312	1,542,036

		71,968,898

Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	88,045	4,574,818
MSCI, Inc.*	121,963	5,332,223

		9,907,041

Insurance (5.0%)
Alleghany Corp.*	16,937	6,774,123
American Financial Group, Inc./Ohio	73,179	4,223,892
Arthur J. Gallagher & Co.	134,286	6,302,042
Aspen Insurance Holdings Ltd.	68,505	2,829,942
Brown & Brown, Inc.	120,341	3,777,504
Everest Reinsurance Group Ltd.	49,120	7,656,334
Fidelity National Financial, Inc., Class A	254,578	8,261,056
First American Financial Corp.	108,055	3,047,151
Hanover Insurance Group, Inc.	44,314	2,645,989
HCC Insurance Holdings, Inc.	102,410	4,725,197
Kemper Corp.	52,895	2,162,348
Mercury General Corp.	36,936	1,836,089
Old Republic International Corp.	242,387	4,186,023
Primerica, Inc.	54,500	2,338,595
Protective Life Corp.	79,761	4,040,692
Reinsurance Group of America, Inc.	71,567	5,540,001
RenaissanceReinsurance Holdings Ltd.	5,400	525,636
StanCorp Financial Group, Inc.	44,882	2,973,433
W. R. Berkley Corp.	110,001	4,772,943

		78,618,990

Real Estate Investment Trusts (REITs) (8.1%)
Alexandria Real Estate Equities, Inc. (REIT)	73,221	4,658,320
American Campus Communities, Inc. (REIT)	106,666	3,435,712
BioMed Realty Trust, Inc. (REIT)	195,700	3,546,084
BRE Properties, Inc. (REIT)	77,424	4,235,867

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Camden Property Trust (REIT)	85,911	$4,886,618
Corporate Office Properties Trust/Maryland (REIT)	89,102	2,110,826
Corrections Corp. of America (REIT)	117,731	3,775,633
Duke Realty Corp. (REIT)	327,638	4,927,675
Equity One, Inc. (REIT)	63,539	1,425,815
Essex Property Trust, Inc. (REIT)	38,454	5,518,534
Extra Space Storage, Inc. (REIT)	112,364	4,733,895
Federal Realty Investment Trust (REIT)	66,515	6,745,286
Highwoods Properties, Inc. (REIT)	91,466	3,308,325
Home Properties, Inc. (REIT)	57,885	3,103,794
Hospitality Properties Trust (REIT)	151,798	4,103,100
Kilroy Realty Corp. (REIT)	82,300	4,129,814
Liberty Property Trust (REIT)	149,729	5,071,321
Mack-Cali Realty Corp. (REIT)	89,648	1,925,639
Mid-America Apartment Communities, Inc. (REIT)	76,500	4,646,610
National Retail Properties, Inc. (REIT)	124,800	3,785,184
Omega Healthcare Investors, Inc. (REIT)	125,491	3,739,632
Potlatch Corp. (REIT)	41,248	1,721,692
Rayonier, Inc. (REIT)	127,485	5,367,118
Realty Income Corp. (REIT)	210,123	7,843,892
Regency Centers Corp. (REIT)	92,599	4,287,334
Senior Housing Properties Trust (REIT)	188,675	4,194,245
SL Green Realty Corp. (REIT)	96,648	8,928,342
Taubman Centers, Inc. (REIT)	64,079	4,095,930
UDR, Inc. (REIT)	253,509	5,919,435
Weingarten Realty Investors (REIT)	113,957	3,124,701

		129,296,373

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	42,711	1,782,330
Jones Lang LaSalle, Inc.	45,001	4,607,652

		6,389,982

Thrifts & Mortgage Finance (0.7%)
Astoria Financial Corp.	83,389	1,153,270
New York Community Bancorp, Inc.	449,606	7,575,861
Washington Federal, Inc.	105,433	2,455,534

		11,184,665

Total Financials		349,677,782

Health Care (8.8%)
Biotechnology (0.7%)
Cubist Pharmaceuticals, Inc.*	75,200	5,179,024
United Therapeutics Corp.*	47,284	5,346,875

		10,525,899

Health Care Equipment & Supplies (2.4%)
Cooper Cos., Inc.	49,500	6,130,080
Hill-Rom Holdings, Inc.	58,509	2,418,762

Hologic, Inc.*	278,731	$6,229,638
IDEXX Laboratories, Inc.*	52,818	5,618,251
Masimo Corp.*	52,328	1,529,547
ResMed, Inc.	143,498	6,755,886
STERIS Corp.	59,220	2,845,521
Teleflex, Inc.	41,857	3,928,698
Thoratec Corp.*	58,577	2,143,918

		37,600,301

Health Care Providers & Services (3.1%)
Community Health Systems, Inc.*	96,442	3,787,277
Health Management Associates, Inc., Class A*	265,039	3,472,011
Health Net, Inc.*	80,093	2,376,359
Henry Schein, Inc.*	87,500	9,997,750
LifePoint Hospitals, Inc.*	47,429	2,506,149
MEDNAX, Inc.*	102,134	5,451,913
Omnicare, Inc.	104,620	6,314,863
Owens & Minor, Inc.	63,818	2,333,186
Universal Health Services, Inc., Class B	90,246	7,333,390
VCA Antech, Inc.*	89,459	2,805,434
WellCare Health Plans, Inc.*	44,308	3,120,170

		49,498,502

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	160,200	2,476,692
HMS Holdings Corp.*	89,400	2,032,062

		4,508,754

Life Sciences Tools & Services (1.3%)
Bio-Rad Laboratories, Inc., Class A*	19,984	2,470,222
Charles River Laboratories International, Inc.*	48,950	2,596,308
Covance, Inc.*	57,386	5,053,411
Mettler-Toledo International, Inc.*	30,222	7,331,555
Techne Corp.	33,541	3,175,327

		20,626,823

Pharmaceuticals (1.0%)
Endo Health Solutions, Inc.*	117,136	7,901,995
Mallinckrodt plc*	57,717	3,016,290
Salix Pharmaceuticals Ltd.*	64,243	5,778,015

		16,696,300

Total Health Care		139,456,579

Industrials (16.7%)
Aerospace & Defense (1.8%)
Alliant Techsystems, Inc.	32,601	3,966,890
B/E Aerospace, Inc.*	99,520	8,661,226
Esterline Technologies Corp.*	31,961	3,258,743
Exelis, Inc.	191,038	3,641,184
Huntington Ingalls Industries, Inc.	50,600	4,554,506
Triumph Group, Inc.	53,301	4,054,607

		28,137,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	92,800	$1,629,568

Airlines (0.5%)
Alaska Air Group, Inc.	70,420	5,166,715
JetBlue Airways Corp.*	218,956	1,872,074

		7,038,789

Building Products (1.0%)
A.O. Smith Corp.	78,400	4,228,896
Fortune Brands Home & Security, Inc.	167,971	7,676,275
Lennox International, Inc.	46,634	3,966,688

		15,871,859

Commercial Services & Supplies (1.8%)
Brink’s Co.	48,019	1,639,369
Clean Harbors, Inc.*	56,216	3,370,711
Copart, Inc.*	114,318	4,189,755
Deluxe Corp.	51,045	2,664,039
Herman Miller, Inc.	59,766	1,764,292
HNI Corp.	46,448	1,803,576
Mine Safety Appliances Co.	32,477	1,663,147
R.R. Donnelley & Sons Co.	184,521	3,742,086
Rollins, Inc.	65,520	1,984,601
Waste Connections, Inc.	124,572	5,435,076

		28,256,652

Construction & Engineering (0.8%)
AECOM Technology Corp.*	102,703	3,022,550
Granite Construction, Inc.	36,693	1,283,521
KBR, Inc.	149,161	4,756,744
URS Corp.	75,105	3,979,814

		13,042,629

Electrical Equipment (1.0%)
Acuity Brands, Inc.	43,890	4,798,055
General Cable Corp.	50,696	1,490,969
Hubbell, Inc., Class B	54,607	5,946,702
Regal-Beloit Corp.	45,729	3,371,142

		15,606,868

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	64,034	5,084,300

Machinery (5.4%)
AGCO Corp.	91,298	5,403,929
CLARCOR, Inc.	50,418	3,244,398
Crane Co.	49,610	3,336,273
Donaldson Co., Inc.	136,329	5,924,858
Graco, Inc.	62,275	4,864,923
Harsco Corp.	81,267	2,277,914
IDEX Corp.	82,698	6,107,247
ITT Corp.	91,480	3,972,062
Kennametal, Inc.	79,260	4,127,068
Lincoln Electric Holdings, Inc.	83,141	5,931,279
Nordson Corp.	60,623	4,504,289
Oshkosh Corp.	87,221	4,394,194
SPX Corp.	45,509	4,533,151
Terex Corp.	113,852	4,780,645
Timken Co.	80,075	4,409,730
Trinity Industries, Inc.	78,846	4,298,684
Valmont Industries, Inc.	27,407	4,086,932

Wabtec Corp.	97,336	$7,229,145
Woodward, Inc.	61,085	2,786,087

		86,212,808

Marine (0.4%)
Kirby Corp.*	57,977	5,754,217
Matson, Inc.	41,927	1,094,714

		6,848,931

Professional Services (1.2%)
Corporate Executive Board Co.	33,888	2,623,948
FTI Consulting, Inc.*	40,557	1,668,515
Manpowergroup, Inc.	80,616	6,921,690
Towers Watson & Co., Class A	65,163	8,315,450

		19,529,603

Road & Rail (1.4%)
Con-way, Inc.	57,546	2,285,152
Genesee & Wyoming, Inc., Class A*	51,947	4,989,509
J.B. Hunt Transport Services, Inc.	93,745	7,246,489
Landstar System, Inc.	45,667	2,623,569
Old Dominion Freight Line, Inc.*	70,800	3,753,816
Werner Enterprises, Inc.	46,526	1,150,588

		22,049,123

Trading Companies & Distributors (1.0%)
GATX Corp.	47,216	2,463,259
MSC Industrial Direct Co., Inc., Class A	49,054	3,966,997
United Rentals, Inc.*	94,393	7,357,934
Watsco, Inc.	27,303	2,622,726

		16,410,916

Total Industrials		265,719,202

Information Technology (15.6%)
Communications Equipment (0.9%)
ADTRAN, Inc.	58,301	1,574,710
Ciena Corp.*	104,583	2,502,671
InterDigital, Inc.	41,936	1,236,693
JDS Uniphase Corp.*	233,600	3,032,128
Plantronics, Inc.	44,270	2,056,341
Polycom, Inc.*	143,385	1,610,214
Riverbed Technology, Inc.*	167,313	3,025,019

		15,037,776

Computers & Peripherals (1.2%)
3D Systems Corp.*	97,400	9,051,382
Diebold, Inc.	65,063	2,147,729
Lexmark International, Inc., Class A	63,294	2,248,203
NCR Corp.*	167,830	5,716,290

		19,163,604

Electronic Equipment, Instruments & Components (2.1%)
Arrow Electronics, Inc.*	102,855	5,579,884
Avnet, Inc.	140,462	6,195,779
Ingram Micro, Inc., Class A*	154,699	3,629,238
Itron, Inc.*	39,351	1,630,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

National Instruments Corp.	98,829	$3,164,505
Tech Data Corp.*	38,507	1,986,961
Trimble Navigation Ltd.*	262,770	9,118,119
Vishay Intertechnology, Inc.*	134,520	1,783,735

		33,088,533

Internet Software & Services (1.2%)
AOL, Inc.*	80,400	3,748,248
Equinix, Inc.*	50,774	9,009,846
Rackspace Hosting, Inc.*	117,314	4,590,497
ValueClick, Inc.*	62,200	1,453,614

		18,802,205

IT Services (3.3%)
Acxiom Corp.*	75,471	2,790,918
Broadridge Financial Solutions, Inc.	121,788	4,813,062
Convergys Corp.	104,964	2,209,492
CoreLogic, Inc.*	97,003	3,446,517
DST Systems, Inc.	30,678	2,783,722
Gartner, Inc.*	94,189	6,692,128
Global Payments, Inc.	76,643	4,981,028
Jack Henry & Associates, Inc.	87,437	5,177,145
Leidos Holdings, Inc.	74,150	3,447,233
Lender Processing Services, Inc.	86,213	3,222,642
ManTech International Corp., Class A	24,338	728,436
NeuStar, Inc., Class A*	64,795	3,230,679
Science Applications International Corp.	42,228	1,396,480
VeriFone Systems, Inc.*	111,272	2,984,315
WEX, Inc.*	39,487	3,910,398

		51,814,195

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	51,408	2,780,145

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc.*	610,100	2,361,087
Atmel Corp.*	433,773	3,396,443
Cree, Inc.*	123,152	7,705,621
Cypress Semiconductor Corp.*	137,300	1,441,650
Fairchild Semiconductor International, Inc.*	129,924	1,734,485
Integrated Device Technology, Inc.*	138,741	1,413,771
International Rectifier Corp.*	71,940	1,875,476
Intersil Corp., Class A	129,642	1,486,994
RF Micro Devices, Inc.*	286,469	1,478,180
Semtech Corp.*	69,340	1,752,915
Silicon Laboratories, Inc.*	39,150	1,695,586
Skyworks Solutions, Inc.*	191,820	5,478,379
SunEdison, Inc.*	251,504	3,282,127
Teradyne, Inc.*	192,200	3,386,564

		38,489,278

Software (4.3%)
ACI Worldwide, Inc.*	39,980	2,598,700
Advent Software, Inc.	41,342	1,446,556
ANSYS, Inc.*	94,423	8,233,686

Cadence Design Systems, Inc.*	288,480	$4,044,490
CommVault Systems, Inc.*	44,700	3,347,136
Compuware Corp.	218,567	2,450,136
Concur Technologies, Inc.*	48,100	4,962,958
FactSet Research Systems, Inc.	40,520	4,399,662
Fair Isaac Corp.	35,484	2,229,814
Informatica Corp.*	111,003	4,606,624
Mentor Graphics Corp.	100,286	2,413,884
MICROS Systems, Inc.*	77,679	4,456,444
PTC, Inc.*	121,347	4,294,470
Rovi Corp.*	103,706	2,041,971
SolarWinds, Inc.*	65,400	2,474,082
Solera Holdings, Inc.	70,414	4,982,495
Synopsys, Inc.*	156,059	6,331,314
TIBCO Software, Inc.*	155,570	3,497,214

		68,811,636

Total Information Technology		247,987,372

Materials (6.9%)
Chemicals (2.8%)
Albemarle Corp.	82,205	5,210,975
Ashland, Inc.	72,800	7,064,512
Cabot Corp.	60,345	3,101,733
Cytec Industries, Inc.	37,062	3,452,696
Intrepid Potash, Inc.*	54,900	869,616
Minerals Technologies, Inc.	34,889	2,095,782
NewMarket Corp.	11,598	3,875,472
Olin Corp.	81,682	2,356,526
RPM International, Inc.	134,032	5,563,668
Scotts Miracle-Gro Co., Class A	44,165	2,747,946
Sensient Technologies Corp.	50,492	2,449,872
Valspar Corp.	81,375	5,801,224

		44,590,022

Construction Materials (0.5%)
Eagle Materials, Inc.	50,454	3,906,653
Martin Marietta Materials, Inc.	46,906	4,687,786

		8,594,439

Containers & Packaging (1.7%)
AptarGroup, Inc.	66,480	4,508,009
Greif, Inc., Class A	30,990	1,623,876
Packaging Corp. of America	99,409	6,290,601
Rock-Tenn Co., Class A	73,478	7,715,925
Silgan Holdings, Inc.	44,714	2,147,166
Sonoco Products Co.	104,272	4,350,228

		26,635,805

Metals & Mining (1.5%)
Carpenter Technology Corp.	53,896	3,352,331
Commercial Metals Co.	119,163	2,422,584
Compass Minerals International, Inc.	34,069	2,727,224
Reliance Steel & Aluminum Co.	77,831	5,902,703
Royal Gold, Inc.	66,005	3,040,850
Steel Dynamics, Inc.	224,523	4,387,179
Worthington Industries, Inc.	53,410	2,247,493

		24,080,364

Paper & Forest Products (0.4%)
Domtar Corp.	33,285	3,140,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Louisiana-Pacific Corp.*	142,866	$2,644,449

		5,784,556

Total Materials		109,685,186

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
tw telecom, Inc.*	146,076	4,450,936

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	99,085	2,554,411

Total Telecommunication Services		7,005,347

Utilities (4.2%)
Electric Utilities (1.5%)
Cleco Corp.	61,218	2,853,983
Great Plains Energy, Inc.	156,511	3,793,827
Hawaiian Electric Industries, Inc.	100,593	2,621,453
IDACORP, Inc.	50,689	2,627,718
OGE Energy Corp.	200,349	6,791,831
PNM Resources, Inc.	81,115	1,956,494
Westar Energy, Inc.	130,082	4,184,738

		24,830,044

Gas Utilities (1.3%)
Atmos Energy Corp.	93,056	4,226,603
National Fuel Gas Co.	84,570	6,038,298
Questar Corp.	175,620	4,037,504
UGI Corp.	116,600	4,834,236
WGL Holdings, Inc.	52,120	2,087,927

		21,224,568

Multi-Utilities (1.1%)
Alliant Energy Corp.	112,163	5,787,611

Black Hills Corp.	45,362	$2,381,959
MDU Resources Group, Inc.	190,861	5,830,803
Vectren Corp.	83,442	2,962,191

		16,962,564

Water Utilities (0.3%)
Aqua America, Inc.	180,730	4,263,421

Total Utilities		67,280,597

Total Common Stocks (98.2%) (Cost $794,583,426)		1,558,561,762

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (0.1%)
U.S. Treasury Bills 0.03%, 2/20/14# (p)	$1,655,000	1,654,921

Total Government Securities		1,654,921

Total Short-Term Investments (0.1%) (Cost $1,654,942)		1,654,921

Total Investments (98.3%) (Cost $796,238,368)		1,560,216,683
Other Assets Less Liabilities (1.7%)		27,482,180

Net Assets (100%)		$1,587,698,863

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,654,921.
(p)	Yield to maturity.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 400 E-Mini Index	245	March-14	$31,411,596	$32,815,300	$1,403,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$219,929,165	$—	$—	$219,929,165
Consumer Staples	62,576,035	—	—	62,576,035
Energy	89,244,497	—	—	89,244,497
Financials	349,677,782	—	—	349,677,782
Health Care	139,456,579	—	—	139,456,579
Industrials	265,719,202	—	—	265,719,202
Information Technology	247,987,372	—	—	247,987,372
Materials	109,685,186	—	—	109,685,186
Telecommunication Services	7,005,347	—	—	7,005,347
Utilities	67,280,597	—	—	67,280,597
Futures	1,403,704	—	—	1,403,704
Short-Term Investments	—	1,654,921	—	1,654,921

Total Assets	$1,559,965,466	$1,654,921	$—	$1,561,620,387

Total Liabilities	$—	$—	$—	$—

Total	$1,559,965,466	$1,654,921	$—	$1,561,620,387

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,403,704	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,403,704

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	8,418,654	—	—	8,418,654
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$8,418,654	$—	$—	$8,418,654

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,131,686	—	—	1,131,686
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,131,686	$—	$—	$1,131,686

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional value of approximately $34,078,000 during the year ended December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$1,403,704	(c)	$—	$—	$1,403,704

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$209,249,026
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$262,260,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$779,713,985
Aggregate gross unrealized depreciation	(16,930,761)

Net unrealized appreciation	$762,783,224

Federal income tax cost of investments	$797,433,459

The Portfolio has a net capital loss carryforward of $336,018,033 of which $20,688,202 expires in the year 2016 and $315,329,831 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $108,541,703 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $796,238,368)	$1,560,216,683
Cash	28,341,686
Dividends, interest and other receivables	1,438,625
Receivable from Separate Accounts for Trust shares sold	222,605
Due from broker for futures variation margin	85,750
Receivable for securities sold	15,103
Other assets	5,678

Total assets	1,590,326,130

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,136,821
Payable for securities purchased	521,968
Investment management fees payable	461,967
Distribution fees payable - Class IB	311,385
Administrative fees payable	143,925
Distribution fees payable - Class IA	13,364
Trustees’ fees payable	1,297
Accrued expenses	36,540

Total liabilities	2,627,267

NET ASSETS	$1,587,698,863

Net assets were comprised of:
Paid in capital	$1,160,933,672
Accumulated undistributed net investment income (loss)	31,539
Accumulated undistributed net realized gain (loss) on investments and futures	(338,648,367)
Net unrealized appreciation (depreciation) on investments and futures	765,382,019

Net assets	$1,587,698,863

Class IA
Net asset value, offering and redemption price per share, $64,672,289 / 5,190,851 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.46

Class IB
Net asset value, offering and redemption price per share, $1,497,839,576 / 121,885,678 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.29

Class K
Net asset value, offering and redemption price per share, $25,186,998 / 2,021,694 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$20,213,403
Interest	32,155

Total income	20,245,558

EXPENSES
Investment management fees	5,107,396
Distribution fees - Class IB	3,389,345
Administrative fees	1,510,473
Printing and mailing expenses	147,702
Distribution fees - Class IA	138,838
Professional fees	71,586
Trustees’ fees	38,496
Custodian fees	33,000
Miscellaneous	37,510

Gross expenses	10,474,346
Less: Fees paid indirectly	(11,440)

Net expenses	10,462,906

NET INVESTMENT INCOME (LOSS)	9,782,652

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	101,678,515
Futures	8,418,654

Net realized gain (loss)	110,097,169

Change in unrealized appreciation (depreciation) on:
Investments	284,180,775
Futures	1,131,686

Net change in unrealized appreciation (depreciation)	285,312,461

NET REALIZED AND UNREALIZED GAIN (LOSS)	395,409,630

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$405,192,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,782,652	$8,223,888
Net realized gain (loss) on investments and futures	110,097,169	62,920,029
Net change in unrealized appreciation (depreciation) on investments and futures	285,312,461	118,864,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	405,192,282	190,008,795

DIVIDENDS:
Dividends from net investment income
Class IA	(455,657)	(430,737)
Class IB	(10,600,258)	(11,105,701)
Class K	(237,866)	(604,322)

TOTAL DIVIDENDS	(11,293,781)	(12,140,760)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,226,391 and 647,697 shares, respectively ]	13,533,264	5,863,116
Capital shares issued in reinvestment of dividends [ 37,354 and 45,427 shares, respectively ]	455,657	430,737
Capital shares repurchased [ (845,315) and (877,625) shares, respectively ]	(9,397,516)	(7,918,761)

Total Class IA transactions	4,591,405	(1,624,908)

Class IB
Capital shares sold [ 13,169,260 and 10,575,316 shares, respectively ]	143,153,010	94,355,041
Capital shares issued in reinvestment of dividends [ 881,022 and 1,187,426 shares, respectively ]	10,600,258	11,105,701
Capital shares repurchased [ (16,635,385) and (18,006,496) shares, respectively ]	(183,399,036)	(160,369,155)

Total Class IB transactions	(29,645,768)	(54,908,413)

Class K
Capital shares sold [ 667,242 and 481,951 shares, respectively ]	7,202,312	4,236,790
Capital shares issued in reinvestment of dividends [ 19,503 and 63,741 shares, respectively ]	237,866	604,322
Capital shares repurchased [ (3,962,308) and (555,247) shares, respectively ]	(46,024,647)	(5,024,654)

Total Class K transactions	(38,584,469)	(183,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(63,638,832)	(56,716,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS	330,259,669	121,151,172
NET ASSETS:
Beginning of year	1,257,439,194	1,136,288,022

End of year (a)	$1,587,698,863	$1,257,439,194

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$31,539	$25,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.47	$8.16	$8.42	$6.74	$5.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.06 (e)	0.07 (e)	0.07 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.01	1.34	(0.26)	1.69	1.75

Total from investment operations	3.08	1.40	(0.19)	1.76	1.82

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.07)	(0.08)	(0.08)

Net asset value, end of year	$12.46	$9.47	$8.16	$8.42	$6.74

Total return	32.53%	17.17%	(2.17)%	26.09%	36.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$64,672	$45,174	$40,464	$87,621	$128,836
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.48%	0.48%	0.51%
After waivers and fees paid indirectly	0.72%	0.73%	0.48%	0.48%	0.50%
Before fees paid indirectly	0.73%	0.73%	0.48%	0.48%	0.51%
Ratio of net investment income (loss) to average net assets:
After waivers	0.66%	0.67%	0.87%	0.95%	1.21%
After waivers and fees paid indirectly	0.67%	0.67%	0.87%	0.95%	1.21%
Before fees paid indirectly	0.66%	0.67%	0.87%	0.95%	1.20%
Portfolio turnover rate	15%	8%	14%	11%	16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.34	$8.05	$8.31	$6.65	$4.93

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.06 (e)	0.05 (e)	0.05 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.97	1.32	(0.26)	1.67	1.72

Total from investment operations	3.04	1.38	(0.21)	1.72	1.78

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.05)	(0.06)	(0.06)

Net asset value, end of year	$12.29	$9.34	$8.05	$8.31	$6.65

Total return	32.54%	17.14%	(2.45)%	25.81%	36.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,497,840	$1,162,125	$1,052,505	$1,201,887	$1,047,011
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.73%	0.73%	0.75%
After waivers and fees paid indirectly	0.72%	0.73%	0.73%	0.72%	0.74%
Before waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.73%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers	0.66%	0.66%	0.65%	0.72%	1.07%
After waivers and fees paid indirectly	0.66%	0.66%	0.65%	0.72%	1.08%
Before waivers and fees paid indirectly	0.66%	0.66%	0.65%	0.72%	1.06%
Portfolio turnover rate	15%	8%	14%	11%	16%

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.47	$8.16	$7.60

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.08 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures	3.01	1.35	0.60

Total from investment operations	3.11	1.43	0.63

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.07)

Net asset value, end of period	$12.46	$9.47	$8.16

Total return (b)	32.86%	17.47%	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,187	$50,140	$43,319
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.48%	0.48	%(c)
After waivers and fees paid indirectly (a)	0.48%	0.48%	0.48	%(c)
Before fees paid indirectly (a)	0.48%	0.48%	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.87%	0.92%	1.21%
After waivers and fees paid indirectly (a)	0.87%	0.92%	1.21%
Before fees paid indirectly (a)	0.87%	0.92%	1.21%
Portfolio turnover rate	15%	8%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	33.02%	18.99%	7.88%
Portfolio – Class IB Shares*	33.01	18.92	7.63
Portfolio – Class K Shares***	33.35	N/A	25.30
Russell Mid Cap® Value Index	33.46	21.16	10.25
VMI – MCV	33.14	18.05	11.76
* Date of inception 5/1/97. ** Date of inception 11/24/98. ***Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.02% for the year ended December 31, 2013. The Portfolio’s benchmarks, the Russell Mid Cap® Value Index, returned 33.46% and the VMI – MCV returned 33.14% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Outperformance in the Financial Services sector was largely driven by underweighting Real Estate Investment Trust (REIT) holdings HCP, Inc., Health Care REIT and AvalonBay Communities.

•	Underweights in the Utilities and Energy sectors and an overweight in the Industrials sector also added to the Portfolio’s relative outperformance.

•	Methanex, a Canada-based leading supplier of methanol, contributed to outperformance during the year.

What hurt performance during the year:

•	Underweight allocations to the Information Technology, Health Care and Consumer Discretionary sectors detracted from relative performance.

•	Overall stock selection detracted from relative performance, notably in the Energy, Industrials and Health Care sectors.

•

Stocks that detracted the most from relative performance included offshore energy exploration company Cobalt International Energy, pharmaceutical company Impax Laboratories, and Brazilian real estate company BR Properties. A relative underweight to Micron Technology, Inc., the largest contributor to the benchmark, was also detrimental.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	20.9%
Industrials	9.7
Investment Companies	9.2
Information Technology	8.2
Consumer Discretionary	7.2
Health Care	6.2
Utilities	6.0
Energy	4.8
Materials	4.5
Consumer Staples	2.8
Telecommunication Services	0.3
Cash and Other	20.2

100.0%

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,158.05	$5.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.88
Class IB
Actual	1,000.00	1,157.65	5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.88
Class K
Actual	1,000.00	1,159.97	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.61

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.96%, 0.96% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.2%)
Auto Components (0.5%)
Allison Transmission Holdings, Inc.	10,578	$292,059
Gentex Corp.	21,665	714,728
Goodyear Tire & Rubber Co.	227,800	5,433,030
Lear Corp.	25,222	2,042,225
TRW Automotive Holdings Corp.*	37,959	2,823,770

		11,305,812

Distributors (0.0%)
Genuine Parts Co.	3,054	254,062

Diversified Consumer Services (0.2%)
Apollo Education Group, Inc., Class A*	34,546	943,797
DeVry Education Group, Inc.	22,293	791,401
Hillenbrand, Inc.	25,598	753,093
Service Corp. International	16,552	300,088
Steiner Leisure Ltd.*	52,216	2,568,505
Weight Watchers International, Inc.	4,430	145,880

		5,502,764

Hotels, Restaurants & Leisure (0.9%)
Choice Hotels International, Inc.	9,337	458,540
Darden Restaurants, Inc.	15,958	867,637
Hyatt Hotels Corp., Class A*	15,855	784,188
Marriott International, Inc., Class A	9,700	478,792
MGM Resorts International*	131,122	3,083,989
Norwegian Cruise Line Holdings Ltd.*	223,355	7,922,402
Penn National Gaming, Inc.*	24,003	343,963
Royal Caribbean Cruises Ltd.	57,634	2,733,004
Starwood Hotels & Resorts Worldwide, Inc.	39,461	3,135,177
Wendy’s Co.	100,219	873,910

		20,681,602

Household Durables (2.1%)
D.R. Horton, Inc.*	99,532	2,221,554
Garmin Ltd.	43,279	2,000,355
Harman International Industries, Inc.	23,996	1,964,072
Jarden Corp.*	30,805	1,889,887
Leggett & Platt, Inc.	50,466	1,561,418
Lennar Corp., Class A	216,446	8,562,604
Mohawk Industries, Inc.*	21,390	3,184,971
Newell Rubbermaid, Inc.	368,232	11,934,399
NVR, Inc.*	275	282,153
Taylor Morrison Home Corp., Class A*	1,537	34,506
Toll Brothers, Inc.*	280,306	10,371,322
Whirlpool Corp.	34,488	5,409,788

		49,417,029

Internet & Catalog Retail (0.2%)
Liberty Interactive Corp., Class A*	171,604	$5,036,577
zulily, Inc., Class A*	1,530	63,388

		5,099,965

Leisure Equipment & Products (0.0%)
Callaway Golf Co.	91,897	774,692
Hasbro, Inc.	6,113	336,276

		1,110,968

Media (0.9%)
AMC Entertainment Holdings, Inc., Class A*	108,700	2,233,785
DreamWorks Animation SKG, Inc., Class A*	26,140	927,970
Gannett Co., Inc.	80,767	2,389,088
Graham Holdings Co., Class B*	1,544	1,024,166
Interpublic Group of Cos., Inc.	517,177	9,154,033
John Wiley & Sons, Inc., Class A	16,112	889,383
Liberty Media Corp., Class A*	33,716	4,937,708
Regal Entertainment Group, Class A	22,795	443,363
Starz, Class A*	4,822	140,995

		22,140,491

Multiline Retail (0.4%)
Big Lots, Inc.*	15,189	490,453
Dillard’s, Inc., Class A	3,163	307,475
J.C. Penney Co., Inc.*	81,484	745,579
Kohl’s Corp.	78,264	4,441,482
Macy’s, Inc.	30,503	1,628,860
Sears Holdings Corp.*	15,336	752,077

		8,365,926

Specialty Retail (1.6%)
Aaron’s, Inc.	168,465	4,952,871
Abercrombie & Fitch Co., Class A	24,473	805,406
American Eagle Outfitters, Inc.	24,444	351,994
Ascena Retail Group, Inc.*	38,696	818,807
Best Buy Co., Inc.	70,605	2,815,727
Chico’s FAS, Inc.	3,913	73,721
CST Brands, Inc.	21,389	785,404
DSW, Inc., Class A	2,344	100,159
Express, Inc.*	199,700	3,728,399
Foot Locker, Inc.	46,759	1,937,693
GameStop Corp., Class A	41,943	2,066,112
GNC Holdings, Inc., Class A	129,400	7,563,430
Guess?, Inc.	21,047	653,930
Murphy USA, Inc.*	16,853	700,411
Ross Stores, Inc.	16,100	1,206,373
Signet Jewelers Ltd.	26,065	2,051,316
Staples, Inc.	431,093	6,850,068

		37,461,821

Textiles, Apparel & Luxury Goods (0.4%)
Deckers Outdoor Corp.*	6,875	580,662
PVH Corp.	3,295	448,186
Samsonite International S.A.	2,811,000	8,555,202

		9,584,050

Total Consumer Discretionary		170,924,490

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Consumer Staples (2.8%)
Beverages (0.6%)
Beam, Inc.	56,724	$3,860,635
Constellation Brands, Inc., Class A*	3,268	230,002
Molson Coors Brewing Co., Class B	103,083	5,788,110
Treasury Wine Estates Ltd.	947,664	4,078,536

		13,957,283

Food & Staples Retailing (0.2%)
Harris Teeter Supermarkets, Inc.	65,745	3,244,516
Safeway, Inc.	78,384	2,552,967
Sprouts Farmers Market, Inc.*	2,875	110,486

		5,907,969

Food Products (1.7%)
B&G Foods, Inc.	91,280	3,095,305
Bunge Ltd.	65,154	5,349,795
Campbell Soup Co.	21,173	916,367
ConAgra Foods, Inc.	146,293	4,930,074
Dean Foods Co.*	33,081	568,662
Ebro Foods S.A.	262,631	6,154,771
Flowers Foods, Inc.	73,400	1,575,898
Ingredion, Inc.	140,419	9,613,085
J.M. Smucker Co.	32,864	3,405,368
Pinnacle Foods, Inc.	5,176	142,133
Post Holdings, Inc.*	33,350	1,643,154
Tyson Foods, Inc., Class A	98,778	3,305,112

		40,699,724

Household Products (0.3%)
Clorox Co.	7,658	710,356
Energizer Holdings, Inc.	54,171	5,863,469

		6,573,825

Personal Products (0.0%)
Coty, Inc., Class A	9,586	146,187

Total Consumer Staples		67,284,988

Energy (4.8%)
Energy Equipment & Services (1.1%)
Atwood Oceanics, Inc.*	16,507	881,309
Cameron International Corp.*	32,394	1,928,415
Diamond Offshore Drilling, Inc.	24,315	1,384,010
Frank’s International N.V.	8,226	222,102
Helmerich & Payne, Inc.	33,470	2,814,158
McDermott International, Inc.*	83,868	768,231
Nabors Industries Ltd.	104,018	1,767,266
Ocean Rig UDW, Inc.*	122,834	2,364,554
Oil States International, Inc.*	19,397	1,973,063
Patterson-UTI Energy, Inc.	51,932	1,314,918
Rowan Cos., plc, Class A*	43,856	1,550,748
RPC, Inc.	4,643	82,878
Solar Cayman Ltd.*† (b)	90,472	9,047
Superior Energy Services, Inc.*	56,364	1,499,846
Tidewater, Inc.	17,505	1,037,521
Trican Well Service Ltd.	447,600	5,469,379
Unit Corp.*	17,380	897,156

		25,964,601

Oil, Gas & Consumable Fuels (3.7%)
Antero Resources Corp.*	6,958	$441,416
Chesapeake Energy Corp.	204,194	5,541,825
Cimarex Energy Co.	75,774	7,949,450
Cobalt International Energy, Inc.*	462,515	7,608,372
CONSOL Energy, Inc.	80,642	3,067,622
Contango Oil & Gas Co.*	20,113	950,540
Denbury Resources, Inc.*	227,420	3,736,511
Diamondback Energy, Inc.*	57,000	3,013,020
Energen Corp.	53,053	3,753,500
EQT Corp.	4,552	408,679
Golar LNG Ltd.	15,522	563,293
Gulfport Energy Corp.*	5,261	332,232
HollyFrontier Corp.	113,325	5,631,119
Laredo Petroleum Holdings, Inc.*	1,656	45,855
Murphy Oil Corp.	67,321	4,367,786
Newfield Exploration Co.*	228,159	5,619,556
Noble Energy, Inc.	134,808	9,181,773
PBF Energy, Inc., Class A	8,488	267,032
Peabody Energy Corp.	95,202	1,859,295
Pioneer Natural Resources Co.	12,624	2,323,700
QEP Resources, Inc.	270,510	8,291,131
SandRidge Energy, Inc.*	172,871	1,049,327
Southwestern Energy Co.*	15,076	592,939
Teekay Corp.	13,468	646,599
Tesoro Corp.	47,925	2,803,612
Ultra Petroleum Corp.*	54,069	1,170,594
Whiting Petroleum Corp.*	70,275	4,347,914
World Fuel Services Corp.	20,860	900,318
WPX Energy, Inc.*	70,739	1,441,661

		87,906,671

Total Energy		113,871,272

Financials (20.9%)
Capital Markets (1.6%)
American Capital Ltd.*	99,512	1,556,368
Ameriprise Financial, Inc.	48,376	5,565,659
Ares Capital Corp.	103,191	1,833,704
Artisan Partners Asset Management, Inc., Class A	2,687	175,165
E*TRADE Financial Corp.*	101,272	1,988,982
Federated Investors, Inc., Class B	8,742	251,770
Invesco Ltd.	156,715	5,704,426
Legg Mason, Inc.	39,268	1,707,373
LPL Financial Holdings, Inc.	204,895	9,636,212
Northern Trust Corp.	84,326	5,218,936
Raymond James Financial, Inc.	43,038	2,246,153
SEI Investments Co.	2,870	99,675
TD Ameritrade Holding Corp.	82,172	2,517,750

		38,502,173

Commercial Banks (4.5%)
Associated Banc-Corp	59,348	1,032,655
Bank of Hawaii Corp.	15,873	938,729
BankUnited, Inc.	234,425	7,717,271
BOK Financial Corp.	9,392	622,877
CapitalSource, Inc.	69,410	997,422
CIT Group, Inc.	70,960	3,699,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

City National Corp./California	16,510	$1,307,922
Comerica, Inc.	286,538	13,622,017
Commerce Bancshares, Inc./Missouri	28,552	1,282,270
Cullen/Frost Bankers, Inc.	18,388	1,368,619
East West Bancorp, Inc.	48,093	1,681,812
Fifth Third Bancorp	308,239	6,482,266
First Citizens BancShares, Inc./North Carolina, Class A	2,684	597,539
First Horizon National Corp.	85,350	994,328
First Midwest Bancorp, Inc./Illinois	146,907	2,575,280
First Niagara Financial Group, Inc.	340,183	3,612,744
First Republic Bank/California	91,536	4,791,910
Fulton Financial Corp.	69,105	903,893
Huntington Bancshares, Inc./Ohio	295,900	2,855,435
IBERIABANK Corp.	100,400	6,310,140
KeyCorp	381,771	5,123,367
M&T Bank Corp.	45,468	5,293,385
National Penn Bancshares, Inc.	139,857	1,584,580
Popular, Inc.*	125,924	3,617,797
Regions Financial Corp.	498,179	4,926,990
Signature Bank/New York*	15,077	1,619,571
SunTrust Banks, Inc.	190,350	7,006,784
SVB Financial Group*	15,926	1,670,000
Synovus Financial Corp.	344,949	1,241,816
TCF Financial Corp.	58,017	942,776
Valley National Bancorp	70,620	714,674
Zions Bancorp	361,345	10,825,896

		107,961,910

Consumer Finance (0.2%)
SLM Corp.	156,609	4,115,685

Diversified Financial Services (0.6%)
ING US, Inc.	26,550	933,232
Interactive Brokers Group, Inc., Class A	16,724	407,062
IntercontinentalExchange Group, Inc.	14,667	3,298,902
Leucadia National Corp.	90,275	2,558,394
McGraw Hill Financial, Inc.	51,030	3,990,546
MSCI, Inc.*	24,810	1,084,693
NASDAQ OMX Group, Inc.	39,378	1,567,244

		13,840,073

Insurance (6.6%)
Alleghany Corp.*	7,632	3,052,495
Allied World Assurance Co. Holdings AG	8,192	924,140
American Equity Investment Life Holding Co.	82,898	2,186,849
American Financial Group, Inc./Ohio	23,726	1,369,465
American National Insurance Co.	2,607	298,606
Aon plc	24,987	2,096,159
Arch Capital Group Ltd.*	43,992	2,625,883
Argo Group International Holdings Ltd.	115,500	5,369,595

Aspen Insurance Holdings Ltd.	23,463	$969,257
Assurant, Inc.	25,617	1,700,200
Assured Guaranty Ltd.	113,261	2,671,827
Axis Capital Holdings Ltd.	31,379	1,492,699
Brown & Brown, Inc.	22,639	710,638
Cincinnati Financial Corp.	57,646	3,018,921
CNA Financial Corp.	9,410	403,595
Endurance Specialty Holdings Ltd.	62,478	3,665,584
Enstar Group Ltd.*	5,610	779,285
Everest Reinsurance Group Ltd.	17,628	2,747,676
Fidelity National Financial, Inc., Class A	87,444	2,837,558
Genworth Financial, Inc., Class A*	173,981	2,701,925
Greenlight Capital Reinsurance Ltd., Class A*	63,863	2,152,822
Hanover Insurance Group, Inc.	165,147	9,860,927
Hartford Financial Services Group, Inc.	160,677	5,821,328
HCC Insurance Holdings, Inc.	88,576	4,086,897
Infinity Property & Casualty Corp.	9,635	691,311
Kemper Corp.	16,893	690,586
Lincoln National Corp.	94,641	4,885,368
Markel Corp.*	4,863	2,822,242
MBIA, Inc.*	50,370	601,418
Mercury General Corp.	9,357	465,136
Navigators Group, Inc.*	25,040	1,581,526
Old Republic International Corp.	91,698	1,583,624
PartnerReinsurance Ltd.	19,075	2,011,077
Principal Financial Group, Inc.	175,927	8,674,960
ProAssurance Corp.	21,866	1,060,064
Progressive Corp.	41,794	1,139,722
Protective Life Corp.	27,728	1,404,700
Reinsurance Group of America, Inc.	241,382	18,685,381
RenaissanceReinsurance Holdings Ltd.	15,723	1,530,477
StanCorp Financial Group, Inc.	15,670	1,038,138
Torchmark Corp.	32,629	2,549,956
Unum Group	508,741	17,846,634
Validus Holdings Ltd.	33,708	1,358,095
W. R. Berkley Corp.	38,286	1,661,230
White Mountains Insurance Group Ltd.	2,183	1,316,524
Willis Group Holdings plc	145,455	6,517,839
XL Group plc	424,483	13,515,539

		157,175,878

Real Estate Investment Trusts (REITs) (6.3%)
Alexandria Real Estate Equities, Inc. (REIT)	25,222	1,604,624
American Assets Trust, Inc. (REIT)	183,134	5,755,902
American Campus Communities, Inc. (REIT)	37,024	1,192,543
American Capital Agency Corp. (REIT)	139,663	2,694,099
American Homes 4 Rent (REIT), Class A	17,232	279,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Annaly Capital Management, Inc. (REIT)	333,742	$3,327,408
Apartment Investment & Management Co. (REIT), Class A	23,331	604,506
AvalonBay Communities, Inc. (REIT)	45,832	5,418,717
BioMed Realty Trust, Inc. (REIT)	65,846	1,193,130
Blackstone Mortgage Trust, Inc. (REIT), Class A	254,700	6,910,011
Boston Properties, Inc. (REIT)	48,400	4,857,908
Brandywine Realty Trust (REIT)	55,465	781,502
BRE Properties, Inc. (REIT)	27,226	1,489,534
Brixmor Property Group, Inc. (REIT)*	12,690	257,988
Camden Property Trust (REIT)	29,946	1,703,328
CBL & Associates Properties, Inc. (REIT)	38,885	698,375
Chimera Investment Corp. (REIT)	363,323	1,126,301
CommonWealth REIT (REIT)	41,772	973,705
Corporate Office Properties Trust/Maryland (REIT)	30,390	719,939
Corrections Corp. of America (REIT)	85,321	2,736,244
DDR Corp. (REIT)	103,349	1,588,474
Digital Realty Trust, Inc. (REIT)	10,074	494,835
Douglas Emmett, Inc. (REIT)	50,395	1,173,700
Duke Realty Corp. (REIT)	113,556	1,707,882
Equity Lifestyle Properties, Inc. (REIT)	204,643	7,414,216
Essex Property Trust, Inc. (REIT)	13,604	1,952,310
Extra Space Storage, Inc. (REIT)	138,651	5,841,367
Federal Realty Investment Trust (REIT)	8,182	829,737
Gaming and Leisure Properties, Inc. (REIT)*	26,785	1,360,946
General Growth Properties, Inc. (REIT)	197,382	3,961,457
Hatteras Financial Corp. (REIT)	151,516	2,475,771
HCP, Inc. (REIT)	160,510	5,829,723
Health Care REIT, Inc. (REIT)	100,243	5,370,018
Healthcare Trust of America, Inc. (REIT), Class A	39,655	390,205
Home Properties, Inc. (REIT)	20,025	1,073,741
Hospitality Properties Trust (REIT)	52,100	1,408,263
Host Hotels & Resorts, Inc. (REIT)	262,494	5,102,883
iStar Financial, Inc. (REIT)*	212,639	3,034,359
Kilroy Realty Corp. (REIT)	29,567	1,483,672
Kimco Realty Corp. (REIT)	144,156	2,847,081
Liberty Property Trust (REIT)	45,673	1,546,945
Macerich Co. (REIT)	48,496	2,855,929
Mack-Cali Realty Corp. (REIT)	31,165	669,424
MFA Financial, Inc. (REIT)	127,273	898,547

Mid-America Apartment Communities, Inc. (REIT)	57,816	$3,511,744
National Retail Properties, Inc. (REIT)	42,511	1,289,359
Piedmont Office Realty Trust, Inc. (REIT), Class A	59,293	979,520
Plum Creek Timber Co., Inc. (REIT)	161,000	7,488,110
Post Properties, Inc. (REIT)	19,322	873,934
Prologis, Inc. (REIT)	175,558	6,486,868
Realty Income Corp. (REIT)	69,101	2,579,540
Regency Centers Corp. (REIT)	18,834	872,014
Retail Properties of America, Inc. (REIT), Class A	47,483	603,984
Senior Housing Properties Trust (REIT)	61,420	1,365,367
SL Green Realty Corp. (REIT)	32,239	2,978,239
Spirit Realty Capital, Inc. (REIT)	105,676	1,038,795
Taubman Centers, Inc. (REIT)	18,412	1,176,895
Two Harbors Investment Corp. (REIT)	128,852	1,195,747
UDR, Inc. (REIT)	88,729	2,071,822
Ventas, Inc. (REIT)	56,779	3,252,301
Vornado Realty Trust (REIT)	53,109	4,715,548
Weingarten Realty Investors (REIT)	43,046	1,180,321
WP Carey, Inc. (REIT)	20,324	1,246,877

		150,543,392

Real Estate Management & Development (0.5%)
Forest City Enterprises, Inc., Class A*	351,637	6,716,267
Howard Hughes Corp.*	13,948	1,675,155
Jones Lang LaSalle, Inc.	15,579	1,595,134
Realogy Holdings Corp.*	4,665	230,777
St. Joe Co.*	20,344	390,401

		10,607,734

Thrifts & Mortgage Finance (0.6%)
EverBank Financial Corp.	375,034	6,878,124
Hudson City Bancorp, Inc.	186,566	1,759,317
Nationstar Mortgage Holdings, Inc.*	21,195	783,367
New York Community Bancorp, Inc.	155,538	2,620,815
People’s United Financial, Inc.	109,164	1,650,560
TFS Financial Corp.*	28,126	340,747
Washington Federal, Inc.	36,908	859,587

		14,892,517

Total Financials		497,639,362

Health Care (6.2%)
Biotechnology (0.0%)
Quintiles Transnational Holdings, Inc.*	5,380	249,309

Health Care Equipment & Supplies (1.4%)
Alere, Inc.*	28,771	1,041,510
Boston Scientific Corp.*	865,627	10,404,837
CareFusion Corp.*	96,036	3,824,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Cooper Cos., Inc.	4,441	$549,973
DENTSPLY International, Inc.	36,482	1,768,647
Greatbatch, Inc.*	37,538	1,660,681
Hill-Rom Holdings, Inc.	21,170	875,168
Hologic, Inc.*	67,261	1,503,283
Orthofix International N.V.*	72,859	1,662,642
St. Jude Medical, Inc.	36,406	2,255,352
Teleflex, Inc.	14,531	1,363,880
Zimmer Holdings, Inc.	56,021	5,220,597

		32,130,724

Health Care Providers & Services (2.6%)
Brookdale Senior Living, Inc.*	320,600	8,713,908
Cardinal Health, Inc.	120,453	8,047,465
Cigna Corp.	94,702	8,284,531
Community Health Systems, Inc.*	98,014	3,849,010
Envision Healthcare Holdings, Inc.*	6,023	213,937
HCA Holdings, Inc.*	87,459	4,172,669
Health Net, Inc.*	28,083	833,223
Humana, Inc.	55,509	5,729,639
LifePoint Hospitals, Inc.*	16,785	886,919
MEDNAX, Inc.*	12,538	669,279
Omnicare, Inc.	37,029	2,235,070
Patterson Cos., Inc.	3,357	138,308
Premier, Inc., Class A*	3,581	131,638
Quest Diagnostics, Inc.	105,867	5,668,119
Universal American Corp.	161,390	1,178,147
Universal Health Services, Inc., Class B	10,507	853,799
VCA Antech, Inc.*	31,340	982,822
WellCare Health Plans, Inc.*	127,000	8,943,340

		61,531,823

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	62,924	972,805
Veeva Systems, Inc., Class A*	1,399	44,908

		1,017,713

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	108,030	6,178,236
Bio-Rad Laboratories, Inc., Class A*	7,250	896,172
Charles River Laboratories International, Inc.*	9,572	507,699
Life Technologies Corp.*	42,314	3,207,401
PerkinElmer, Inc.	39,535	1,630,028
QIAGEN N.V.*	82,614	1,967,039
Techne Corp.	6,995	662,217

		15,048,792

Pharmaceuticals (1.6%)
Almirall S.A.	746,877	12,165,348
Forest Laboratories, Inc.*	160,173	9,615,185
Hospira, Inc.*	58,391	2,410,381
Ono Pharmaceutical Co., Ltd.	88,200	7,713,626
UCB S.A.	80,766	6,015,484

		37,920,024

Total Health Care		147,898,385

Industrials (9.7%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc.	11,378	$1,384,475
B/E Aerospace, Inc.*	2,285	198,863
Curtiss-Wright Corp.	104,500	6,503,035
Esterline Technologies Corp.*	106,000	10,807,760
Exelis, Inc.	66,529	1,268,043
L-3 Communications Holdings, Inc.	31,738	3,391,523
Moog, Inc., Class A*	133,900	9,097,166
Rockwell Collins, Inc.	5,267	389,337
Spirit AeroSystems Holdings, Inc., Class A*	36,772	1,253,190
Teledyne Technologies, Inc.*	26,700	2,452,662
Textron, Inc.	98,003	3,602,590
Triumph Group, Inc.	14,543	1,106,286

		41,454,930

Air Freight & Logistics (0.2%)
Hub Group, Inc., Class A*	111,993	4,466,281

Airlines (0.7%)
Alaska Air Group, Inc.	1,977	145,052
American Airlines Group, Inc.*	29,038	733,210
Delta Air Lines, Inc.	163,644	4,495,301
Southwest Airlines Co.	547,931	10,323,020

		15,696,583

Building Products (0.1%)
A.O. Smith Corp.	15,680	845,779
Allegion plc*	10,127	447,497
Fortune Brands Home & Security, Inc.	7,139	326,252
Owens Corning, Inc.*	41,980	1,709,426

		3,328,954

Commercial Services & Supplies (0.5%)
ADT Corp.	71,078	2,876,527
Brink’s Co.	48,851	1,667,773
Cintas Corp.	26,174	1,559,709
Covanta Holding Corp.	37,555	666,601
Iron Mountain, Inc.	6,150	186,652
KAR Auction Services, Inc.	16,898	499,336
Pitney Bowes, Inc.	40,404	941,413
R.R. Donnelley & Sons Co.	29,531	598,889
Republic Services, Inc.	95,345	3,165,454
Waste Connections, Inc.	2,525	110,166

		12,272,520

Construction & Engineering (1.1%)
AECOM Technology Corp.*	32,958	969,954
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	98,600	8,197,604
Fluor Corp.	23,062	1,851,648
Jacobs Engineering Group, Inc.*	46,136	2,906,106
KBR, Inc.	271,285	8,651,279
Quanta Services, Inc.*	58,312	1,840,327
URS Corp.	26,809	1,420,609

		25,837,527

Electrical Equipment (0.5%)
Babcock & Wilcox Co.	12,381	423,306
Hubbell, Inc., Class B	99,091	10,791,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Regal-Beloit Corp.	15,908	$1,172,738

		12,387,054

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	21,314	1,692,332

Machinery (3.0%)
AGCO Corp.	34,341	2,032,644
Barnes Group, Inc.	305,042	11,686,159
Crane Co.	1,382	92,939
Donaldson Co., Inc.	4,143	180,055
Dover Corp.	64,267	6,204,336
Harsco Corp.	26,627	746,355
IDEX Corp.	2,036	150,359
Ingersoll-Rand plc	30,380	1,871,408
Joy Global, Inc.	37,506	2,193,726
Kennametal, Inc.	76,897	4,004,027
Navistar International Corp.*	17,192	656,562
Oshkosh Corp.	31,054	1,564,500
PACCAR, Inc.	108,569	6,424,028
Parker Hannifin Corp.	60,691	7,807,290
Pentair Ltd. (Registered)	155,411	12,070,772
Snap-on, Inc.	18,246	1,998,302
SPX Corp.	16,531	1,646,653
Stanley Black & Decker, Inc.	52,048	4,199,753
Terex Corp.	39,078	1,640,885
Timken Co.	30,483	1,678,699
Trinity Industries, Inc.	27,990	1,526,015
Xylem, Inc.	61,428	2,125,409

		72,500,876

Marine (0.0%)
Kirby Corp.*	8,226	816,430

Professional Services (0.4%)
Dun & Bradstreet Corp.	1,080	132,570
Manpowergroup, Inc.	27,222	2,337,281
Nielsen Holdings N.V.	65,962	3,026,996
Towers Watson & Co., Class A	22,997	2,934,647

		8,431,494

Road & Rail (0.4%)
Amerco, Inc.*	1,191	283,267
Avis Budget Group, Inc.*	142,000	5,739,640
Con-way, Inc.	12,683	503,642
Genesee & Wyoming, Inc., Class A*	8,614	827,375
Ryder System, Inc.	18,359	1,354,527

		8,708,451

Trading Companies & Distributors (1.0%)
Air Lease Corp.	24,845	772,183
GATX Corp.	16,574	864,666
HD Supply Holdings, Inc.*	10,048	241,252
MRC Global, Inc.*	16,860	543,904
Rexel S.A.	282,260	7,406,919
WESCO International, Inc.*	156,290	14,233,330

		24,062,254

Total Industrials		231,655,686

Information Technology (8.2%)
Communications Equipment (0.5%)
Brocade Communications Systems, Inc.*	156,818	$1,390,976
CommScope Holding Co., Inc.*	5,200	98,384
EchoStar Corp., Class A*	14,384	715,172
Harris Corp.	31,949	2,230,360
JDS Uniphase Corp.*	19,470	252,721
Juniper Networks, Inc.*	299,937	6,769,578
Motorola Solutions, Inc.	4,679	315,832
Polycom, Inc.*	61,173	686,973
Riverbed Technology, Inc.*	3,478	62,882

		12,522,878

Computers & Peripherals (0.6%)
Diebold, Inc.	22,568	744,970
Lexmark International, Inc., Class A	22,324	792,949
SanDisk Corp.	86,273	6,085,697
Stratasys Ltd.*	5,432	731,690
Western Digital Corp.	74,464	6,247,530

		14,602,836

Electronic Equipment, Instruments & Components (0.9%)
Arrow Electronics, Inc.*	271,051	14,704,517
Avnet, Inc.	48,368	2,133,512
AVX Corp.	16,967	236,350
CDW Corp.	7,430	173,565
Dolby Laboratories, Inc., Class A*	9,671	372,914
FLIR Systems, Inc.	15,280	459,928
Gerber Scientific, Inc. (Escrow Shares)*† (b)	1,953	—
Ingram Micro, Inc., Class A*	53,839	1,263,063
Jabil Circuit, Inc.	71,567	1,248,128
Tech Data Corp.*	13,386	690,718
Vishay Intertechnology, Inc.*	46,463	616,099

		21,898,794

Internet Software & Services (0.1%)
AOL, Inc.*	27,404	1,277,574

IT Services (1.0%)
Amdocs Ltd.	56,805	2,342,638
Booz Allen Hamilton Holding Corp.	233,566	4,472,789
Broadridge Financial Solutions, Inc.	41,704	1,648,142
Computer Sciences Corp.	52,987	2,960,914
CoreLogic, Inc.*	33,794	1,200,701
CSG Systems International, Inc.	26,585	781,599
DST Systems, Inc.	2,213	200,808
Fidelity National Information Services, Inc.	93,093	4,997,232
Leidos Holdings, Inc.	25,840	1,201,302
Lender Processing Services, Inc.	4,935	184,470
Paychex, Inc.	11,567	526,645
Science Applications International Corp.	14,765	488,278
Total System Services, Inc.	13,039	433,938
Vantiv, Inc., Class A*	69,525	2,267,210
VeriFone Systems, Inc.*	38,300	1,027,206

		24,733,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Office Electronics (0.3%)
Xerox Corp.	432,817	$5,267,383
Zebra Technologies Corp., Class A*	16,434	888,751

		6,156,134

Semiconductors & Semiconductor Equipment (3.4%)
Altera Corp.	73,961	2,405,951
Analog Devices, Inc.	61,732	3,144,011
Applied Materials, Inc.	143,693	2,541,929
Avago Technologies Ltd.	247,684	13,100,007
Fairchild Semiconductor International, Inc.*	45,126	602,432
First Solar, Inc.*	23,898	1,305,787
Freescale Semiconductor Ltd.*	11,223	180,129
KLA-Tencor Corp.	58,488	3,770,137
Lam Research Corp.*	43,978	2,394,602
Linear Technology Corp.	24,862	1,132,464
LSI Corp.	171,639	1,891,462
Marvell Technology Group Ltd.	139,320	2,003,422
Maxim Integrated Products, Inc.	180,800	5,046,128
Micron Technology, Inc.*	362,510	7,888,218
Microsemi Corp.*	361,500	9,019,425
NVIDIA Corp.	203,791	3,264,732
NXP Semiconductor N.V.*	243,900	11,202,327
ON Semiconductor Corp.*	8,606	70,913
Silicon Laboratories, Inc.*	2,091	90,561
Skyworks Solutions, Inc.*	334,249	9,546,151
Teradyne, Inc.*	67,400	1,187,588

		81,788,376

Software (1.4%)
Activision Blizzard, Inc.	93,757	1,671,687
Autodesk, Inc.*	16,385	824,657
CA, Inc.	115,621	3,890,647
Check Point Software Technologies Ltd.*	108,000	6,968,160
Compuware Corp.	75,559	847,016
Electronic Arts, Inc.*	24,896	571,114
FireEye, Inc.*	1,142	49,803
MICROS Systems, Inc.*	23,661	1,357,432
Nuance Communications, Inc.*	92,286	1,402,747
Rovi Corp.*	32,396	637,877
Symantec Corp.	66,905	1,577,620
Synopsys, Inc.*	54,265	2,201,531
Verint Systems, Inc.*	229,500	9,854,730
Zynga, Inc., Class A*	206,581	785,008

		32,640,029

Total Information Technology		195,620,493

Materials (4.5%)
Chemicals (1.9%)
Albemarle Corp.	17,790	1,127,708
Ashland, Inc.	27,876	2,705,087
Cabot Corp.	185,378	9,528,429
Celanese Corp.	135,300	7,483,443
CF Industries Holdings, Inc.	20,899	4,870,303
Cytec Industries, Inc.	12,866	1,198,597
Huntsman Corp.	68,261	1,679,221
Kronos Worldwide, Inc.	7,601	144,799
Methanex Corp.	234,600	13,897,704

Rockwood Holdings, Inc.	7,562	$543,859
RPM International, Inc.	3,102	128,764
Sigma-Aldrich Corp.	2,422	227,692
W.R. Grace & Co.*	3,501	346,144
Westlake Chemical Corp.	1,036	126,464

		44,008,214

Construction Materials (0.1%)
Vulcan Materials Co.	45,848	2,724,288

Containers & Packaging (1.1%)
AptarGroup, Inc.	7,096	481,180
Avery Dennison Corp.	24,054	1,207,270
Bemis Co., Inc.	20,440	837,223
Crown Holdings, Inc.*	7,540	336,058
Greif, Inc., Class A	8,990	471,076
MeadWestvaco Corp.	62,428	2,305,466
Owens-Illinois, Inc.*	181,312	6,487,343
Packaging Corp. of America	136,200	8,618,736
Rexam plc	282,290	2,479,866
Rock-Tenn Co., Class A	7,136	749,351
Sonoco Products Co.	35,760	1,491,907

		25,465,476

Metals & Mining (1.0%)
Alcoa, Inc.	377,117	4,008,754
Allegheny Technologies, Inc.	38,163	1,359,748
Carpenter Technology Corp.	16,374	1,018,463
Cliffs Natural Resources, Inc.	53,756	1,408,945
Newmont Mining Corp.	173,520	3,996,165
Nucor Corp.	111,994	5,978,240
Reliance Steel & Aluminum Co.	27,067	2,052,761
Royal Gold, Inc.	16,967	781,670
Steel Dynamics, Inc.	77,882	1,521,814
Tahoe Resources, Inc.*	26,344	438,364
United States Steel Corp.	51,027	1,505,296

		24,070,220

Paper & Forest Products (0.4%)
Domtar Corp.	11,682	1,102,080
International Paper Co.	22,029	1,080,082
Louisiana-Pacific Corp.*	391,000	7,237,410

		9,419,572

Total Materials		105,687,770

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	352,388	1,638,604
Intelsat S.A.*	7,576	170,763
Level 3 Communications, Inc.*	38,175	1,266,265
Windstream Holdings, Inc.	12,087	96,454

		3,172,086

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	33,335	859,376
T-Mobile US, Inc.*	66,444	2,235,176
U.S. Cellular Corp.	4,603	192,498

		3,287,050

Total Telecommunication Services		6,459,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Utilities (6.0%)
Electric Utilities (2.2%)
Cleco Corp.	11,964	$557,762
Edison International	114,827	5,316,490
Entergy Corp.	62,816	3,974,368
FirstEnergy Corp.	147,390	4,860,922
Great Plains Energy, Inc.	223,535	5,418,488
Hawaiian Electric Industries, Inc.	34,878	908,921
ITC Holdings Corp.	8,220	787,640
Northeast Utilities	110,897	4,700,924
OGE Energy Corp.	69,929	2,370,593
Pepco Holdings, Inc.	87,777	1,679,174
Pinnacle West Capital Corp.	38,798	2,053,190
PPL Corp.	222,590	6,697,733
Westar Energy, Inc.	220,328	7,087,952
Xcel Energy, Inc.	175,256	4,896,653

		51,310,810

Gas Utilities (0.8%)
AGL Resources, Inc.	41,713	1,970,105
Atmos Energy Corp.	31,991	1,453,031
National Fuel Gas Co.	25,974	1,854,544
ONEOK, Inc.	4,434	275,706
Questar Corp.	53,891	1,238,954
UGI Corp.	305,488	12,665,532

		19,457,872

Independent Power Producers & Energy Traders (0.4%)
AES Corp.	218,961	3,177,124
Calpine Corp.*	123,210	2,403,827
NRG Energy, Inc.	113,720	3,266,039

		8,846,990

Multi-Utilities (2.5%)
Alliant Energy Corp.	159,650	8,237,940
Ameren Corp.	85,568	3,094,139
CenterPoint Energy, Inc.	151,087	3,502,197
CMS Energy Corp.	94,129	2,519,833
Consolidated Edison, Inc.	103,219	5,705,946
DTE Energy Co.	61,322	4,071,168
Integrys Energy Group, Inc.	27,944	1,520,433
MDU Resources Group, Inc.	66,655	2,036,310
NiSource, Inc.	110,025	3,617,622
Public Service Enterprise Group, Inc.	178,304	5,712,860
SCANA Corp.	49,219	2,309,848
Sempra Energy	85,823	7,703,472
TECO Energy, Inc.	76,890	1,325,584
Vectren Corp.	29,106	1,033,263
Wisconsin Energy Corp.	167,152	6,910,064

		59,300,679

Water Utilities (0.1%)
American Water Works Co., Inc.	62,684	2,649,026
Aqua America, Inc.	7,883	185,960

		2,834,986

Total Utilities		141,751,337

Total Common Stocks (70.6%) (Cost $1,236,049,625)		1,678,792,919

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.2%)
iShares® Core S&P Mid-Cap ETF	3,855	$515,953
iShares® Morningstar Mid-Cap ETF	6,466	836,377
iShares® Morningstar Mid-Cap Growth ETF	3,530	503,437
iShares® Morningstar Mid-Cap Value ETF‡	229,937	26,288,697
iShares® Russell Mid-Cap ETF	2,905	435,692
iShares® Russell Mid-Cap Growth ETF	5,854	493,961
iShares® Russell Mid-Cap Value ETF	1,116,975	73,396,427
iShares® S&P Mid-Cap 400 Growth ETF	3,400	511,190
iShares® S&P Mid-Cap 400 Value ETF	495,921	57,640,898
SPDR® S&P 400 MidCap Value ETF‡	23,094	1,825,904
Vanguard Mid-Cap Value Index Fund	717,200	57,218,216

Total Investment Companies (9.2%) (Cost $129,065,028)		219,666,752

Total Investments (79.8%) (Cost $1,365,114,653)		1,898,459,671
Other Assets Less Liabilities (20.2%)		479,703,128

Net Assets (100%)		$2,378,162,799

*	Non-income producing.
†	Securities (totaling $9,047 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)†
iShares® Morningstar Mid-Cap Value ETF (a)	$18,152,987	$1,080,161	$—	$26,288,697	$471,368	$—
SPDR® S&P 400 MidCap Value ETF*	1,382,176	—	—	1,825,904	25,646	—

	$19,535,163	$1,080,161	$—	$28,114,601	$497,014	$—

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as iShares® Morningstar Mid Cap Value Index Fund.
*	Not affiliated as of December 31, 2013.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	993	March-14	$109,387,130	$115,327,020	$5,939,890
S&P 400 E-Mini Index	1,736	March-14	225,919,971	232,519,840	6,599,869
S&P 500 E-Mini Index	1,273	March-14	114,375,444	117,186,015	2,810,571

					$15,350,330

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/6/14	Barclays Bank plc	53,002	$505,873	$503,304	$2,569
Japanese Yen vs. U.S. Dollar, expiring 1/7/14	Deutsche Bank AG	1,769	16,879	16,802	77

					$2,646

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$162,369,288	$8,555,202	$—		$170,924,490
Consumer Staples	57,051,681	10,233,307	—		67,284,988
Energy	113,862,225	—	9,047		113,871,272
Financials	497,639,362	—	—		497,639,362
Health Care	122,003,927	25,894,458	—		147,898,385
Industrials	224,248,767	7,406,919	—		231,655,686
Information Technology	195,620,493	—	—	(a)	195,620,493
Materials	103,207,904	2,479,866	—		105,687,770
Telecommunication Services	6,459,136	—	—		6,459,136
Utilities	141,751,337	—	—		141,751,337
Forward Currency Contracts	—	2,646	—		2,646
Futures	15,350,330	—	—		15,350,330
Investment Companies
Exchange Traded Funds (ETFs)	219,666,752	—	—		219,666,752

Total Assets	$1,859,231,202	$54,572,398	$9,047		$1,913,812,647

Total Liabilities	$—	$—	$—		$—

Total	$1,859,231,202	$54,572,398	$9,047		$1,913,812,647

(a)	Value is Zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	2,646
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	15,350,330	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$15,352,976

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	620	—	620
Credit contracts	—	—	—	—	—
Equity contracts	—	99,920,888	—	—	99,920,888
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$99,920,888	$620	$—	$99,921,508

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,646	—	2,646
Credit contracts	—	—	—	—	—
Equity contracts	—	12,529,745	—	—	12,529,745
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,529,745	$2,646	$—	$12,532,391

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional value of approximately $387,087,000 during the year ended December 31, 2013.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $523,000 for one month during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$2,569		$—	$—	$2,569
Deutsche Bank AG	77		—	—	77
Exchange Traded Futures & Options Contracts (b)	15,350,330	(c)	—	—	15,350,330

	$15,352,976		$—	$—	$15,352,976

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$628,633,645
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$874,976,900

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$536,546,196
Aggregate gross unrealized depreciation	(24,129,179)

Net unrealized appreciation	$512,417,017

Federal income tax cost of investments	$1,386,042,654

For the year ended December 31, 2013, the Portfolio incurred approximately $3,639 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $460,683,650 of which $103,512,566 expires in the year 2016, $289,603,227 expires in the year 2017 and $67,567,857 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $275,978,014 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $18,645,597)	$26,288,697
Unaffiliated Issuers (Cost $1,346,469,056)	1,872,170,974
Cash	456,812,685
Cash held as collateral at broker	20,792,000
Receivable for securities sold	3,840,568
Dividends, interest and other receivables	2,754,330
Due from broker for futures variation margin	1,495,935
Receivable from Separate Accounts for Trust shares sold	51,582
Unrealized appreciation on forward foreign currency contracts	2,646
Other assets	7,543

Total assets	2,384,216,960

LIABILITIES
Payable for securities purchased	2,469,189
Payable to Separate Accounts for Trust shares redeemed	1,605,214
Investment management fees payable	1,079,590
Distribution fees payable - Class IB	442,724
Administrative fees payable	280,170
Distribution fees payable - Class IA	50,878
Trustees’ fees payable	3,645
Accrued expenses	122,751

Total liabilities	6,054,161

NET ASSETS	$2,378,162,799

Net assets were comprised of:
Paid in capital	$2,326,502,315
Accumulated undistributed net investment income (loss)	(1,076,409)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(495,959,726)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	548,696,619

Net assets	$2,378,162,799

Class IA
Net asset value, offering and redemption price per share, $243,066,378 / 17,385,399 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.98

Class IB
Net asset value, offering and redemption price per share, $2,119,517,254 / 152,898,852 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.86

Class K
Net asset value, offering and redemption price per share, $15,579,167 / 1,114,323 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($497,014 of dividend income received from affiliates) (net of $124,982 foreign withholding tax)	$29,602,871
Interest	389,447

Total income	29,992,318

EXPENSES
Investment management fees	11,250,843
Distribution fees - Class IB	4,540,680
Administrative fees	3,055,829
Distribution fees - Class IA	571,370
Printing and mailing expenses	211,070
Custodian fees	120,501
Professional fees	100,272
Trustees’ fees	53,324
Miscellaneous	31,481

Gross expenses	19,935,370
Less: Fees paid indirectly	(23,474)

Net expenses	19,911,896

NET INVESTMENT INCOME (LOSS)	10,080,422

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	175,347,256
Futures	99,920,888
Foreign currency transactions	12,328

Net realized gain (loss)	275,280,472

Change in unrealized appreciation (depreciation) on:
Investments ($7,055,549 of change in unrealized appreciation (depreciation) from affiliates)	268,927,881
Futures	12,529,745
Foreign currency translations	1,210

Net change in unrealized appreciation (depreciation)	281,458,836

NET REALIZED AND UNREALIZED GAIN (LOSS)	556,739,308

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$566,819,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,080,422	$14,045,108
Net realized gain (loss) on investments, futures and foreign currency transactions	275,280,472	141,825,623
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	281,458,836	129,188,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	566,819,730	285,058,911

DIVIDENDS:
Dividends from net investment income
Class IA	(1,149,098)	(2,449,263)
Class IB	(9,969,307)	(17,516,549)
Class K	(109,247)	(163,922)

TOTAL DIVIDENDS	(11,227,652)	(20,129,734)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 485,943 and 548,824 shares, respectively ]	5,928,264	5,429,121
Capital shares issued in reinvestment of dividends [ 84,096 and 231,986 shares, respectively ]	1,149,098	2,449,263
Capital shares repurchased [ (2,678,508) and (3,470,642) shares, respectively ]	(33,311,353)	(34,502,237)

Total Class IA transactions	(26,233,991)	(26,623,853)

Class IB
Capital shares sold [ 5,102,420 and 2,435,865 shares, respectively ]	61,020,075	23,990,964
Capital shares sold in-kind (Note 9)[ 31,638,148 and 0 shares, respectively ]	403,124,369	—
Capital shares issued in reinvestment of dividends [ 735,851 and 1,673,365 shares, respectively ]	9,969,307	17,516,549
Capital shares repurchased [ (25,231,807) and (19,820,329) shares, respectively ]	(315,090,514)	(196,157,131)

Total Class IB transactions	159,023,237	(154,649,618)

Class K
Capital shares sold [ 314,837 and 226,287 shares, respectively ]	3,827,743	2,280,687
Capital shares sold in-kind (Note 9)[ 13 and 0 shares, respectively ]	163	—
Capital shares issued in reinvestment of dividends [ 7,996 and 15,525 shares, respectively ]	109,247	163,922
Capital shares repurchased [ (291,635) and (253,454) shares, respectively ]	(3,567,974)	(2,550,117)

Total Class K transactions	369,179	(105,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	133,158,425	(181,378,979)

TOTAL INCREASE (DECREASE) IN NET ASSETS	688,750,503	83,550,198
NET ASSETS:
Beginning of year	1,689,412,296	1,605,862,098

End of year (a)	$2,378,162,799	$1,689,412,296

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,076,409)	$(3,927,535)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.56	$9.01	$10.03	$8.29	$6.18

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.08 (e)	0.11 (e)	0.11 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.43	1.60	(1.02)	1.75	2.06

Total from investment operations	3.49	1.68	(0.91)	1.86	2.21

Less distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.11)	(0.12)	(0.10)

Net asset value, end of year	$13.98	$10.56	$9.01	$10.03	$8.29

Total return	33.02%	18.61%	(9.04)%	22.45%	35.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$243,066	$205,787	$199,783	$281,098	$272,556
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.97%	0.99%	0.72%	0.74%	0.73%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	0.99%	0.72%	0.73%	0.47%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	0.99%	0.73%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.47%	0.83%	1.11%	1.24%	1.71%
After waivers, reimbursements and fees paid indirectly (f)	0.47%	0.83%	1.11%	1.24%	1.98%
Before waivers, reimbursements and fees paid indirectly (f)	0.47%	0.83%	1.11%	1.24%	1.70%
Portfolio turnover rate	38%	27%	29%	35%	155%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$10.47	$8.93	$9.96		$8.21	$6.10

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.08 (e)	0.09	(e)	0.09 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.40	1.59	(1.03)		1.75	2.08

Total from investment operations	3.46	1.67	(0.94)		1.84	2.19

Less distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.09)		(0.09)	(0.08)

Net asset value, end of year	$13.86	$10.47	$8.93		$9.96	$8.21

Total return	33.01%	18.65%	(9.44)%		22.47%	35.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,119,517	$1,472,191	$1,396,220		$1,752,837	$1,662,787
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.97%	0.99%	0.97	%(c)	0.99%	0.98	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.97%	0.99%	0.97	%(c)	0.98%	0.84%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	0.99%	0.98%		0.99%	0.99	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.49%	0.84%	0.88%		1.01%	1.51%
After waivers, reimbursements and fees paid indirectly (f)	0.49%	0.84%	0.88%		1.01%	1.67%
Before waivers, reimbursements and fees paid indirectly (f)	0.49%	0.84%	0.87%		1.01%	1.51%
Portfolio turnover rate	38%	27%	29%		35%	155%

	Year Ended December 31,		December 1, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.56	$9.01	$9.04

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.11 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.43	1.59	0.05

Total from investment operations	3.52	1.70	0.08

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.11)

Net asset value, end of period	$13.98	$10.56	$9.01

Total return (b)	33.35%	18.91%	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,579	$11,434	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.72%	0.74%	0.67%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.72%	0.74%	0.67%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.72%	0.74%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.73%	1.10%	3.43%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.73%	1.10%	3.44%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.73%	1.10%	3.43%
Portfolio turnover rate	38%	27%	29%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/MONEY MARKET PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	0.00%	0.07%	1.61%
Portfolio – Class IB Shares**	0.00	0.00	1.46
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.07	0.12	1.68
* Date of inception 7/13/81. ** Date of inception 10/2/96. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.00% for the year ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

The employment picture in the U.S. has continued to brighten. Three of the last four months have shown gains in non-farm payrolls of over 200,000 and the unemployment rate has dropped to 7.0%, a rate last seen in 2008. Housing continued to show a meaningful recovery in most markets and the automobile sector appears poised to show its best year since 2007. While this is all good news, there are still worrisome trends in the economic data. Retailers seem increasingly dependent on major markdowns in order to move merchandise and much of the upward revision to last quarter’s Gross Domestic Product (GDP) report was tied to inventory growth, rather than to legitimate consumer demand.

At its final meeting of 2013, the Federal Reserve decided to begin to reduce the $85 billion per month they had been buying in longer-term Treasury and mortgage securities. While this move was long expected, it was the first sign that the Federal Reserve itself felt confident enough in the strength of the economy to begin unwinding their unprecedented easing posture. While the tapering of the bond buying program is welcome, it is not a sign that the Federal Reserve is contemplating a hike in the overnight federal funds rate.

In this environment at year end, the Portfolio was structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers. Liquidity levels in the Portfolio were also well in excess of regulatory requirements. In addition, a substantial portion of the Portfolio was invested in U.S. Treasury and agency securities. We believe this provided a further source of liquidity while enhancing the credit quality of the Portfolio.

Portfolio Positioning and Outlook

Continued improvement in the employment picture is the key element in the Federal Reserve’s plan to return interest rates to a more normal level. While this improvement and a continuation of solid economic growth seem to be the most likely scenario, there are many factors which could alter that outcome. The continuing dysfunction in Washington is a major challenge. The long-term budget situation remains bleak and there could be another fight over the debt ceiling during the first half of the year. The European debt and political situations have been quiet recently, but could quickly resurface, causing further economic turmoil.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

EQ/Money Market
Weighted Average Maturity (Days)	38
Number of Holdings	27
Weighted Avg. Credit Quality:	A-1

Maturity Weightings
1-30 Days	36.56
31-60 Days	28.44
61-90 Days	35.00
91-120 Days	—
>120 Days	—

Total	100.00

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	45.2%
Commercial Paper	30.3
Certificates of Deposit	15.9
Time Deposits	8.5
Cash and Other	0.1

Total	100.0%

EQ/MONEY MARKET PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,000.01	$0.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.75	0.46
Class IB
Actual	1,000.00	1,000.01	0.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.75	0.46

*   Expenses are equal to the Portfolio’s Class IA and Class IB annualized expense ratios of 0.09% and 0.09%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

SHORT TERM DEBT SECURITIES:
Certificates of Deposit (15.9%)
Bank of Montreal/Illinois
0.13%, 2/14/14	$35,000,000	$35,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
0.19%, 1/22/14	35,000,000	35,000,000
Mizuho Bank Ltd./New York
0.21%, 3/5/14	35,000,000	35,000,000
Norinchukin Bank/New York
0.21%, 3/10/14	35,000,000	35,000,000
Sumitomo Mitsui Banking Corp./New York
0.21%, 1/24/14	35,000,000	35,000,000
Toronto-Dominion Bank/New York
0.14%, 2/6/14	35,000,000	35,000,000

Total Certificates of Deposit		210,000,000

Commercial Paper (30.3%)
American Honda Finance Corp.
0.09%, 2/19/14 (p)	35,000,000	34,995,712
Chevron Corp.
0.09%, 3/6/14 (n)(p)	35,000,000	34,994,400
General Electric Capital Corp.
0.03%, 1/2/14 (p)	20,000,000	19,999,972
0.12%, 2/19/14 (p)	35,000,000	34,994,284
Google, Inc.
0.08%, 3/4/14 (n)(p)	35,000,000	34,995,178
HSBC USA, Inc.
0.02%, 1/2/14 (p)	30,000,000	29,999,958
International Business Machines Corp.
0.04%, 1/17/14 (n)(p)	35,000,000	34,999,378
MetLife Short Term Funding LLC
0.12%, 3/3/14 (n)(p)	35,000,000	34,992,883
Microsoft Corp.
0.08%, 2/12/14 (n)(p)	35,000,000	34,996,733
Nestle Finance International Ltd.
0.08%, 3/6/14 (p)	35,000,000	34,995,022
Pfizer, Inc.
0.08%, 3/13/14 (n)(p)	35,000,000	34,994,478
Procter & Gamble Co.
0.08%, 1/6/14 (n)(p)	35,000,000	34,999,563

Total Commercial Paper		399,957,561

Government Securities (45.2%)
Federal Home Loan Bank
0.09%, 3/7/14 (o)(p)	216,500,000	216,464,819
Federal Home Loan Mortgage Corp.
0.06%, 2/3/14 (o)(p)	25,000,000	24,998,625
U.S. Treasury Bills
0.01%, 1/2/14 (p)	115,000,000	114,999,947
0.05%, 1/9/14 (p)	35,000,000	34,999,533
0.06%, 1/23/14 (p)	30,000,000	29,998,946
0.01%, 2/6/14 (p)	175,000,000	174,998,250

Total Government Securities		596,460,120

Time Deposits (8.5%)
Australia and New Zealand Banking Group Ltd./Cayman Islands
0.02%, 1/2/14	$40,000,000	$40,000,000
Canadian Imperial Bank of Commerce/Cayman Islands
0.01%, 1/2/14	42,000,000	42,000,000
Royal Bank of Canada/Ontario
0.01%, 1/2/14	30,000,000	30,000,000

Total Time Deposits		112,000,000

Total Investments (99.9%) (Amortized Cost $1,318,417,681)		1,318,417,681
Other Assets Less Liabilities (0.1%)		1,018,469

Net Assets (100%)		$1,319,436,150

Federal Income Tax Cost of Investments		$1,318,417,681

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2013.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,318,417,681	$—	$1,318,417,681

Total Assets	$—	$1,318,417,681	$—	$1,318,417,681

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,318,417,681	$—	$1,318,417,681

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Amortized Cost $1,318,417,681)	$1,318,417,681
Cash	1,384,186
Dividends, interest and other receivables	50,579
Other assets	5,358

Total assets	1,319,857,804

LIABILITIES
Administrative fees payable	84,614
Trustees’ fees payable	1,441
Accrued expenses	335,599

Total liabilities	421,654

NET ASSETS	$1,319,436,150

Net assets were comprised of:
Paid in capital	$1,319,434,745
Accumulated undistributed net investment income (loss)	82
Accumulated undistributed net realized gain (loss) on investments	1,323

Net assets	$1,319,436,150

Class IA
Net asset value, offering and redemption price per share, $408,127,089 / 407,917,025 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $911,309,061 / 911,307,348 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$1,439,024

EXPENSES
Investment management fees	4,523,871
Distribution fees - Class IB	2,306,740
Administrative fees	1,383,850
Distribution fees - Class IA	1,029,083
Printing and mailing expenses	143,849
Professional fees	68,499
Custodian fees	62,000
Trustees’ fees	36,520
Miscellaneous	31,034

Gross expenses	9,585,446
Less: Waiver from investment manager	(4,810,681)
Waiver from distributor	(3,335,823)

Net expenses	1,438,942

NET INVESTMENT INCOME (LOSS)	82

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments	8,397

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$82	$—
Net realized gain (loss) on investments	8,397	8,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,479	8,021

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(2,683)	—
Class IB	(5,810)	—

TOTAL DISTRIBUTIONS	(8,493)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 306,511,002 and 388,587,223 shares, respectively ]	306,669,776	388,786,563
Capital shares issued in reinvestment of distributions [ 2,683 and 0 shares, respectively ]	2,683	—
Capital shares repurchased [ (322,522,287) and (516,535,667) shares, respectively ]	(322,689,286)	(516,798,964)

Total Class IA transactions	(16,016,827)	(128,012,401)

Class IB
Capital shares sold [ 3,073,125,284 and 2,104,353,689 shares, respectively ]	3,073,142,497	2,104,348,300
Capital shares issued in reinvestment of distributions [ 5,810 and 0 shares, respectively ]	5,810	—
Capital shares repurchased [ (3,098,210,483) and (2,119,172,454) shares, respectively ]	(3,098,227,211)	(2,119,163,977)

Total Class IB transactions	(25,078,904)	(14,815,677)

Class K†
Capital shares sold [ 1,203,665 and 0 shares, respectively ]	1,203,665	—
Capital shares repurchased [ (1,203,665) and 0 shares, respectively ]	(1,203,665)	—

Total Class K transactions	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(41,095,731)	(142,828,078)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,095,745)	(142,820,057)
NET ASSETS:
Beginning of year	1,360,531,895	1,503,351,952

End of year (a)	$1,319,436,150	$1,360,531,895

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$82	—

† Class K commenced operations on October 29, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2013		2012	2011		2010		2009
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	— (e)	—	(e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments	—	#	— #	—	#	—	#	—	#

Total from investment operations	—	#	— #	—	#	—	#	—	#

Less distributions:
Dividends from net investment income	—		—	—	#	—	#	—	#
Distributions from net realized gains	—	#	—	—	#	—		—

Total dividends and distributions	—		—	—	#	—	#	—	#

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.00%		0.00%	0.01%		0.08%		0.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$408,127		$424,144	$552,153		$609,865		$676,438
Ratio of expenses to average net assets:
After waivers	0.11%		0.12%	0.13%		0.14%		0.07%
Before waivers	0.72%		0.72%	0.46%		0.46%		0.47%
Ratio of net investment income (loss) to average net assets:
After waivers	—	%‡‡	—%	—%		0.09%		0.24%
Before waivers	(0.61)%		(0.60)%	(0.33)%		(0.23)%		(0.15)%

Class IB	Year Ended December 31,
	2013		2012	2011		2010		2009
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	— (e)	—	(e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments	—	#	— #	—	#	—	#	—	#

Total from investment operations	—	#	— #	—	#	—	#	—	#

Less distributions:
Dividends from net investment income	—		—	—	#	—	#	—
Distributions from net realized gains	—	#	—	—	#	—		—

Total dividends and distributions	—		—	—	#	—	#	—

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.00%		0.00%	0.01%		0.00%		0.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$911,309		$936,388	$951,199		$973,940		$1,320,835
Ratio of expenses to average net assets:
After waivers	0.11%		0.12%	0.12%		0.23%		0.32%
Before waivers	0.72%		0.72%	0.71%		0.71%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	—	%‡‡	—%	—%		—	%‡‡	(0.01)%
Before waivers	(0.61)%		(0.60)%	(0.59)%		(0.48)%		(0.41)%
#	Per share amount is less than $0.005.
‡‡	Percent shown is less than 0.005%.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	27.32%	15.81%	7.29%
Portfolio – Class IB Shares**	27.39	15.66	7.11
Russell 1000® Growth Index	33.48	20.39	7.83

*   Date of inception 12/1/98.

** Date of inception 12/31/04. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 27.32% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 33.48% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance for the year:

•	Stock selection in Financial Services, particularly American Express and Wells Fargo, was additive to performance.

•	Stock selection in Consumer Discretionary, notably Johnson Controls, Nike and TJX, was a positive contributor.

•	An underweight in Technology was additive to performance.

What hurt performance for the year:

•	An overweighting in Consumer Staples was not additive.

•	Stock selection in Information Technology, notably Juniper Networks, eBay and Oracle, were detractors from performance.

•	Stock selection in Health Care, primarily Abbott Laboratories, Sanofi, and Allergan, detracted from performance

Portfolio Positioning and Outlook

Looking ahead to 2014, we believe 2.5-3.0% growth can be achieved. The impact of federal fiscal tightening will have moderated, spending on housing and autos should still be in an up-trend, higher stock and housing prices should support consumer spending, net exports will likely benefit from better global demand, and improved final demand in the economy should lead to a gain in capital spending. Importantly, the Federal Reserve’s accommodative monetary policy is likely to remain very supportive of growth. On the other hand, persisting high levels of debt both at home and abroad will continue to restrict growth. We continue to expect inflation as measured by the Consumer Price Index to be between 1.5% and 2.0% in 2014.

The outlook for the stock market is generally favorable. A moderate but synchronized global economic recovery and accommodative Central Bank policies throughout the developed world should be supportive of higher share prices. However, given fair to full stock market valuations, largely euphoric investor sentiment, and the lack of any meaningful stock market correction in quite some time, we do expect a pick-up in stock market volatility during the first half of 2014. This expectation assumes that the Federal Reserve will follow through with is plan to wind down its bond buying program (the third round of Quantitative Easing, or QE3). We believe the added liquidity to financial markets from QE3 has boosted stock prices and reduced investors’ sensitivity to risk. Continued reductions in the size of this program will reduce a major stimulus to higher share prices, likely increase investors’ perception of risk, and probably be the catalyst to increased stock market volatility in 2014.

Sector Weightings as of December 31, 2013	% of Net Assets
Consumer Staples	21.8%
Health Care	19.9
Information Technology	17.2
Consumer Discretionary	15.6
Financials	9.1
Industrials	6.5
Materials	3.3
Energy	3.1
Cash and Other	3.5

100.0%

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13- 12/31/13
Class IA
Actual	$1,000.00	$1,152.50	$6.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.91
Class IB
Actual	1,000.00	1,153.40	6.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.90

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.16% and 1.16%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.6%)
Auto Components (2.0%)
Johnson Controls, Inc.	78,865	$4,045,774

Hotels, Restaurants & Leisure (2.3%)
Starbucks Corp.	60,085	4,710,063

Internet & Catalog Retail (1.9%)
priceline.com, Inc.*	3,335	3,876,604

Specialty Retail (4.3%)
Bed Bath & Beyond, Inc.*	43,139	3,464,062
TJX Cos., Inc.	83,762	5,338,152

		8,802,214

Textiles, Apparel & Luxury Goods (5.1%)
NIKE, Inc., Class B	75,193	5,913,178
Ralph Lauren Corp.	25,348	4,475,696

		10,388,874

Total Consumer Discretionary		31,823,529

Consumer Staples (21.8%)
Beverages (6.1%)
Coca-Cola Co.	155,664	6,430,480
PepsiCo, Inc.	72,680	6,028,079

		12,458,559

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	28,262	3,363,460

Food Products (3.2%)
Mondelez International, Inc., Class A	186,066	6,568,130

Household Products (5.7%)
Colgate-Palmolive Co.	89,422	5,831,209
Procter & Gamble Co.	70,505	5,739,812

		11,571,021

Personal Products (3.3%)
Estee Lauder Cos., Inc., Class A	88,353	6,654,748

Tobacco (1.9%)
Philip Morris International, Inc.	43,914	3,826,227

Total Consumer Staples		44,442,145

Energy (3.1%)
Oil, Gas & Consumable Fuels (3.1%)
Occidental Petroleum Corp.	67,423	6,411,927

Total Energy		6,411,927

Financials (9.1%)
Capital Markets (4.0%)
Franklin Resources, Inc.	44,600	2,574,758
State Street Corp.	77,576	5,693,303

		8,268,061

Commercial Banks (3.2%)
Wells Fargo & Co.	143,457	6,512,948

Consumer Finance (1.9%)
American Express Co.	41,970	3,807,938

Total Financials		18,588,947

Health Care (19.9%)
Biotechnology (7.1%)
Biogen Idec, Inc.*	24,432	$6,834,852
Gilead Sciences, Inc.*	102,500	7,702,875

		14,537,727

Health Care Equipment & Supplies (5.2%)
Abbott Laboratories	174,472	6,687,512
Stryker Corp.	50,807	3,817,638

		10,505,150

Health Care Providers & Services (4.1%)
AmerisourceBergen Corp.	70,483	4,955,660
McKesson Corp.	21,250	3,429,750

		8,385,410

Pharmaceuticals (3.5%)
Allergan, Inc.	64,004	7,109,564

Total Health Care		40,537,851

Industrials (6.5%)
Air Freight & Logistics (3.0%)
United Parcel Service, Inc., Class B	57,996	6,094,220

Industrial Conglomerates (3.5%)
General Electric Co.	259,814	7,282,586

Total Industrials		13,376,806

Information Technology (17.2%)
Communications Equipment (5.1%)
Juniper Networks, Inc.*	189,611	4,279,520
QUALCOMM, Inc.	82,828	6,149,979

		10,429,499

Computers & Peripherals (0.7%)
EMC Corp.	55,043	1,384,332

Internet Software & Services (7.8%)
eBay, Inc.*	105,294	5,779,587
Google, Inc., Class A*	9,018	10,106,563

		15,886,150

IT Services (3.6%)
Accenture plc, Class A	24,509	2,015,130
Visa, Inc., Class A	23,906	5,323,388

		7,338,518

Total Information Technology		35,038,499

Materials (3.3%)
Chemicals (3.3%)
Monsanto Co.	57,902	6,748,478

Total Materials		6,748,478

Total Investments (96.5%) (Cost $132,974,718)		196,968,182
Other Assets Less Liabilities (3.5%)		7,095,972

Net Assets (100%)		$204,064,154

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$31,823,529	$—	$—	$31,823,529
Consumer Staples	44,442,145	—	—	44,442,145
Energy	6,411,927	—	—	6,411,927
Financials	18,588,947	—	—	18,588,947
Health Care	40,537,851	—	—	40,537,851
Industrials	13,376,806	—	—	13,376,806
Information Technology	35,038,499	—	—	35,038,499
Materials	6,748,478	—	—	6,748,478

Total Assets	$196,968,182	$—	$—	$196,968,182

Total Liabilities	$—	$—	$—	$—

Total	$196,968,182	$—	$—	$196,968,182

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$141,076,415
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$170,004,432

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,868,544
Aggregate gross unrealized depreciation	(266,182)

Net unrealized appreciation	$63,602,362

Federal income tax cost of investments	$133,365,820

For the year ended December 31, 2013, the Portfolio incurred approximately $6,486 as brokerage commissions with Sanford C.

Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

ASSETS
Investments at value (Cost $132,974,718)	$196,968,182
Cash	8,782,652
Receivable for securities sold	793,587
Dividends, interest and other receivables	308,953
Receivable from Separate Accounts for Trust shares sold	32,472
Other assets	1,528

Total assets	206,887,374

LIABILITIES
Payable for securities purchased	2,245,025
Payable to Separate Accounts for Trust shares redeemed	354,507
Investment management fees payable	127,826
Distribution fees payable - Class IB	37,640
Administrative fees payable	27,317
Distribution fees payable - Class IA	4,969
Accrued expenses	25,936

Total liabilities	2,823,220

NET ASSETS	$204,064,154

Net assets were comprised of:
Paid in capital	$137,945,943
Accumulated undistributed net investment income (loss)	11,736
Accumulated undistributed net realized gain (loss) on investments	2,113,011
Net unrealized appreciation (depreciation) on investments	63,993,464

Net assets	$204,064,154

Class IA
Net asset value, offering and redemption price per share, $23,595,578 / 3,099,830 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.61

Class IB
Net asset value, offering and redemption price per share, $180,468,576 / 23,632,251 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$4,805,862
Interest	8,429

Total income	4,814,291

EXPENSES
Investment management fees	2,173,007
Distribution fees - Class IB	659,654
Administrative fees	323,932
Distribution fees - Class IA	64,682
Professional fees	45,602
Printing and mailing expenses	29,855
Custodian fees	20,498
Trustees’ fees	8,797
Miscellaneous	7,081

Gross expenses	3,333,108
Less: Fees paid indirectly	(95,581)

Net expenses	3,237,527

NET INVESTMENT INCOME (LOSS)	1,576,764

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	73,582,890
Net change in unrealized appreciation (depreciation) on investments	(4,444,073)

NET REALIZED AND UNREALIZED GAIN (LOSS)	69,138,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,715,581

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,576,764	$2,998,009
Net realized gain (loss) on investments	73,582,890	28,605,723
Net change in unrealized appreciation (depreciation) on investments	(4,444,073)	11,095,856

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,715,581	42,699,588

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(182,976)	(223,511)
Class IB	(1,382,052)	(2,802,021)

	(1,565,028)	(3,025,532)

Distributions from net realized capital gains
Class IA	(3,178,409)	—
Class IB	(23,855,162)	—

	(27,033,571)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,598,599)	(3,025,532)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 992,983 and 1,068,797 shares, respectively ]	7,790,818	7,178,065
Capital shares issued in reinvestment of dividends and distributions [ 450,137 and 31,901 shares, respectively ]	3,361,385	223,511
Capital shares repurchased [ (1,824,993) and (1,292,509) shares, respectively ]	(14,576,394)	(8,787,943)

Total Class IA transactions	(3,424,191)	(1,386,367)

Class IB
Capital shares sold [ 2,241,837 and 5,580,263 shares, respectively ]	17,324,902	37,423,659
Capital shares issued in reinvestment of dividends and distributions [ 3,369,409 and 398,911 shares, respectively ]	25,237,214	2,802,021
Capital shares repurchased [ (6,899,839) and (10,175,334) shares, respectively ]	(53,672,676)	(69,567,812)
Capital shares repurchased in-kind (Note 9)[ (21,670,514) and 0 shares, respectively ]	(173,621,344)	—

Total Class IB transactions	(184,731,904)	(29,342,132)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(188,156,095)	(30,728,499)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(146,039,113)	8,945,557
NET ASSETS:
Beginning of year	350,103,267	341,157,710

End of year (a)	$204,064,154	$350,103,267

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$11,736	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.97	$6.25	$6.11	$5.67	$4.39

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.06 (e)	0.05 (e)	0.05 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments	1.84	0.72	0.14	0.44	1.28

Total from investment operations	1.88	0.78	0.19	0.49	1.31

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.05)	(0.03)
Distributions from net realized gains	(1.17)	—	—	—	—

Total dividends and distributions	(1.24)	(0.06)	(0.05)	(0.05)	(0.03)

Net asset value, end of year	$7.61	$6.97	$6.25	$6.11	$5.67

Total return	27.32%	12.48%	3.09%	8.61%	29.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,596	$24,281	$22,958	$22,437	$10,532
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	0.89%	0.89%	0.91%
After waivers and fees paid indirectly	1.12%	1.12%	0.85%	0.86%	0.88%
Before waivers and fees paid indirectly	1.15%	1.15%	0.89%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers	0.47%	0.81%	0.72%	0.83%	0.60%
After waivers and fees paid indirectly	0.51%	0.84%	0.75%	0.86%	0.63%
Before waivers and fees paid indirectly	0.47%	0.81%	0.72%	0.83%	0.60%
Portfolio turnover rate	51%	46%	52%	55%	41%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.99	$6.27	$6.12	$5.69	$4.40

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.06 (e)	0.03 (e)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments	1.85	0.72	0.15	0.43	1.29

Total from investment operations	1.89	0.78	0.18	0.46	1.31

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	(1.17)	—	—	—	—

Total dividends and distributions	(1.24)	(0.06)	(0.03)	(0.03)	(0.02)

Net asset value, end of year	$7.64	$6.99	$6.27	$6.12	$5.69

Total return	27.39%	12.44%	2.99%	8.14%	29.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$180,469	$325,822	$318,200	$352,867	$360,580
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.14%	1.14%	1.16%
After waivers and fees paid indirectly	1.12%	1.11%	1.10%	1.11%	1.13%
Before waivers and fees paid indirectly	1.15%	1.15%	1.14%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers	0.51%	0.80%	0.47%	0.53%	0.36%
After waivers and fees paid indirectly	0.55%	0.83%	0.50%	0.56%	0.39%
Before waivers and fees paid indirectly	0.51%	0.80%	0.47%	0.53%	0.36%
Portfolio turnover rate	51%	46%	52%	55%	41%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Year	Since Incept.
Portfolio – Class IA Shares*	38.59%	23.82%	11.57%
Portfolio – Class IB Shares*	38.60	23.65	11.36
Portfolio – Class K Shares**	38.91	N/A	19.64
Russell Mid Cap® Growth Index	35.74	23.37	10.24
* Date of inception 4/29/05. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 38.59% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell Mid Cap® Growth Index, returned 35.74% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Stock selection in the Information Technology sector provided strong gains relative to the benchmark. Top contributors to the outperformance of the Portfolio in the sector were Yandex N.V., Linkedln Corp. and Qihoo 360 Technology Co., Ltd.

•	Stock selection and an underweight in the Energy sector boosted relative returns. A position in First Solar drove relative outperformance in the sector.

•	An underweight in the Materials and Processing sector was also modestly advantageous to relative performance.

What hurt performance during the year:

•

The performance of the Producer Durables sector was relatively weak, primarily due to stock selection. Although nearly all of the Portfolio’s holdings in the sector contributed positively to relative returns, the Portfolio had no exposure to other strong-performing groups such as control and filter scientific instruments and air transport, which hurt performance.

•	An underweight in the Consumer Discretionary sector also detracted from performance, with a position in Weight Watchers International the main laggard.

•	Stock selection in Consumer Staples hampered relative performance, primarily due to unfavorable positioning in drug and grocery store chains.

Portfolio Positioning and Outlook

We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

As of the end of the period, the largest sector weights in the Portfolio were Technology, Consumer Discretionary, and Health Care, while the smallest sectors were Utilities, Materials and Processing, and Energy.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	33.6%
Consumer Discretionary	20.0
Health Care	15.0
Industrials	12.9
Financials	7.2
Consumer Staples	7.1
Energy	1.0
Materials	0.9
Cash and Other	2.3

100.0%

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,203.52	$5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.78	5.47
Class IB
Actual	1,000.00	1,203.99	5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.78	5.48
Class K
Actual	1,000.00	1,204.95	4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.21

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.0%)
Automobiles (2.1%)
Tesla Motors, Inc.*	166,783	$25,080,828

Hotels, Restaurants & Leisure (4.7%)
Dunkin’ Brands Group, Inc.	589,984	28,437,229
Panera Bread Co., Class A*	150,167	26,533,007

		54,970,236

Internet & Catalog Retail (4.2%)
ASOS plc*	60,474	6,132,691
Groupon, Inc.*	2,498,634	29,408,922
TripAdvisor, Inc.*	72,941	6,041,703
zulily, Inc., Class A*	170,653	7,070,154

		48,653,470

Media (2.0%)
Aimia, Inc.	656,790	12,063,048
Charter Communications, Inc., Class A*	84,471	11,552,254

		23,615,302

Multiline Retail (2.4%)
Dollar Tree, Inc.*	486,031	27,421,869

Specialty Retail (1.3%)
Sally Beauty Holdings, Inc.*	166,988	5,048,047
Ulta Salon Cosmetics & Fragrance, Inc.*	101,357	9,782,978

		14,831,025

Textiles, Apparel & Luxury Goods (3.3%)
Carter’s, Inc.	376,093	26,999,716
Moncler S.p.A.*	544,482	11,834,894

		38,834,610

Total Consumer Discretionary		233,407,340

Consumer Staples (7.1%)
Beverages (1.2%)
Monster Beverage Corp.*	196,112	13,290,510

Food Products (5.9%)
Green Mountain Coffee Roasters, Inc.*	145,455	10,993,489
McCormick & Co., Inc. (Non-Voting)	344,439	23,738,736
Mead Johnson Nutrition Co.	408,203	34,191,083

		68,923,308

Total Consumer Staples		82,213,818

Energy (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Range Resources Corp.	138,413	11,669,600

Total Energy		11,669,600

Financials (7.2%)
Diversified Financial Services (2.6%)
MSCI, Inc.*	691,326	30,224,773

Insurance (4.6%)
Arch Capital Group Ltd.*	428,737	$25,591,311
Progressive Corp.	1,029,844	28,083,846

		53,675,157

Total Financials		83,899,930

Health Care (15.0%)
Biotechnology (0.8%)
Alnylam Pharmaceuticals, Inc.*	45,827	2,948,051
Ironwood Pharmaceuticals, Inc.*	550,408	6,390,237

		9,338,288

Health Care Equipment & Supplies (2.8%)
Intuitive Surgical, Inc.*	85,754	32,936,396

Health Care Providers & Services (0.8%)
Qualicorp S.A.*	954,918	9,106,985

Health Care Technology (3.0%)
athenahealth, Inc.*	261,784	35,209,948

Life Sciences Tools & Services (5.0%)
Illumina, Inc.*	525,273	58,105,699

Pharmaceuticals (2.6%)
Endo Health Solutions, Inc.*	438,877	29,606,643

Total Health Care		174,303,959

Industrials (12.9%)
Aerospace & Defense (0.5%)
TransDigm Group, Inc.	36,400	5,861,128

Commercial Services & Supplies (3.9%)
Edenred	1,033,926	34,606,311
Stericycle, Inc.*	94,520	10,980,389

		45,586,700

Machinery (1.1%)
Colfax Corp.*	198,377	12,634,631

Professional Services (7.4%)
IHS, Inc., Class A*	237,569	28,437,009
Intertek Group plc	551,938	28,772,145
Verisk Analytics, Inc., Class A*	445,111	29,252,695

		86,461,849

Total Industrials		150,544,308

Information Technology (33.6%)
Communications Equipment (3.3%)
Motorola Solutions, Inc.	560,088	37,805,940

Computers & Peripherals (1.6%)
3D Systems Corp.*	138,174	12,840,510
Stratasys Ltd.*	45,735	6,160,504

		19,001,014

Internet Software & Services (14.4%)
Akamai Technologies, Inc.*	620,680	29,283,682
LinkedIn Corp., Class A*	128,926	27,955,025
MercadoLibre, Inc.	77,001	8,299,938
Qihoo 360 Technology Co., Ltd. (ADR)*	240,867	19,763,137
SINA Corp.*	78,942	6,650,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)
Twitter, Inc.*	390,469	$24,853,352
Yandex N.V., Class A*	802,072	34,609,407
Youku Tudou, Inc. (ADR)*	549,007	16,634,912

		168,050,317

IT Services (5.2%)
FleetCor Technologies, Inc.*	238,267	27,917,744
Gartner, Inc.*	462,072	32,830,216

		60,747,960

Semiconductors & Semiconductor Equipment (0.9%)
First Solar, Inc.*	181,750	9,930,820

Software (8.2%)
NetSuite, Inc.*	104,377	10,752,919
Palantir Technologies, Inc. (ADR)*† (b)	573,031	1,363,814
ServiceNow, Inc.*	219,211	12,278,008
Solera Holdings, Inc.	577,601	40,871,047
Splunk, Inc.*	180,556	12,398,780
Workday, Inc., Class A*	143,980	11,973,377
Zynga, Inc., Class A*	1,626,483	6,180,635

		95,818,580

Total Information Technology		391,354,631

Materials (0.9%)
Construction Materials (0.9%)
Martin Marietta Materials, Inc.	110,946	$11,087,943

Total Materials		11,087,943

Total Common Stocks (97.7%) (Cost $807,919,869)		1,138,481,529

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Better Place, Inc. 0.000%*† (b)	1,405,653	—

Total Preferred Stock (0.0%) (Cost $3,514,131)		—

Total Investments (97.7%) (Cost $811,434,000)		1,138,481,529
Other Assets Less Liabilities (2.3%)		27,241,875

Net Assets (100%)		$1,165,723,404

*	Non-income producing.
†	Securities (totaling $1,363,814 or 0.1% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/2/14	UBS AG	124	$171,069	$170,318	$751

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$215,439,755	$17,967,585	$—		$233,407,340
Consumer Staples	82,213,818	—	—		82,213,818
Energy	11,669,600	—	—		11,669,600
Financials	83,899,930	—	—		83,899,930
Health Care	174,303,959	—	—		174,303,959
Industrials	87,165,852	63,378,456	—		150,544,308
Information Technology	389,990,817	—	1,363,814		391,354,631
Materials	11,087,943	—	—		11,087,943
Forward Currency Contracts	—	751	—		751
Preferred Stocks
Consumer Discretionary	—	—	—	(b)	—

Total Assets	$1,055,771,674	$81,346,792	$1,363,814		$1,138,482,280

Total Liabilities	$—	$—	$—		$—

Total	$1,055,771,674	$81,346,792	$1,363,814		$1,138,482,280

(a)	A security with a market value of $9,106,985 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to securities no longer using fair value factors based on third party vendor modeling tools.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	751
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$751

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,389	—	3,389
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$3,389	$—	$3,389

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	751	—	751
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$751	$—	$751

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $170,000 for one month during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
UBS AG	$751	$—	$—	$751

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$482,764,821
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$621,464,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$351,141,248
Aggregate gross unrealized depreciation	(23,136,012)

Net unrealized appreciation	$328,005,236

Federal income tax cost of investments	$810,476,293

For the year ended December 31, 2013, the Portfolio incurred approximately $68 as brokerage commissions with Bank of America Corp., $3,115 with Citation Financial Group, $278 with Mitsubishi UFJ securities Holding Co., Ltd. and $14,014 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $811,434,000)	$1,138,481,529
Cash	28,690,842
Foreign cash (Cost $11)	11
Receivable for securities sold	1,561,686
Dividends, interest and other receivables	612,282
Receivable from Separate Accounts for Trust shares sold	283,295
Unrealized appreciation on forward foreign currency contracts	751
Other assets	4,015

Total assets	1,169,634,411

LIABILITIES
Payable for securities purchased	2,324,294
Investment management fees payable	670,195
Payable to Separate Accounts for Trust shares redeemed	510,258
Distribution fees payable - Class IB	211,765
Administrative fees payable	107,996
Distribution fees payable - Class IA	19,867
Trustees’ fees payable	2
Accrued expenses	66,630

Total liabilities	3,911,007

NET ASSETS	$1,165,723,404

Net assets were comprised of:
Paid in capital	$817,375,987
Accumulated undistributed net investment income (loss)	995,744
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	20,302,333
Net unrealized appreciation (depreciation) on investments and foreign currency translations	327,049,340

Net assets	$1,165,723,404

Class IA
Net asset value, offering and redemption price per share, $95,332,638 / 4,662,242 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.45

Class IB
Net asset value, offering and redemption price per share, $1,022,998,955 / 50,577,200 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.23

Class K
Net asset value, offering and redemption price per share, $47,391,811 / 2,311,531 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $288,989 foreign withholding tax)	$6,851,983
Interest	31,324

Total income	6,883,307

EXPENSES
Investment management fees	7,206,629
Distribution fees - Class IB	2,267,450
Administrative fees	1,077,792
Distribution fees - Class IA	210,098
Printing and mailing expenses	104,757
Custodian fees	67,500
Professional fees	59,087
Trustees’ fees	27,559
Miscellaneous	24,581

Gross expenses	11,045,453
Less: Fees paid indirectly	(90,436)

Net expenses	10,955,017

NET INVESTMENT INCOME (LOSS)	(4,071,710)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	88,507,954
Foreign currency transactions	(2,397)

Net realized gain (loss)	88,505,557

Change in unrealized appreciation (depreciation) on:
Investments	252,614,349
Foreign currency translations	4,037

Net change in unrealized appreciation (depreciation)	252,618,386

NET REALIZED AND UNREALIZED GAIN (LOSS)	341,123,943

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$337,052,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,071,710)	$3,553,617
Net realized gain (loss) on investments and foreign currency transactions	88,505,557	10,874,276
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	252,618,386	60,578,837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	337,052,233	75,006,730

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(209,806)
Class IB	—	(2,269,656)
Class K	—	(163,441)

	—	(2,642,903)

Distributions from net realized capital gains
Class IA	(5,304,161)	(1,271,597)
Class IB	(56,712,910)	(13,844,093)
Class K	(2,580,104)	(657,272)

	(64,597,175)	(15,772,962)

Return of capital
Class IA	—	(149,537)
Class IB	—	(1,617,667)
Class K	—	(116,490)

	—	(1,883,694)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(64,597,175)	(20,299,559)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 825,849 and 1,115,692 shares, respectively ]	15,619,682	17,702,752
Capital shares issued in reinvestment of dividends and distributions [ 268,382 and 105,113 shares, respectively ]	5,304,161	1,630,940
Capital shares repurchased [ (1,316,565) and (1,484,079) shares, respectively ]	(24,107,544)	(23,303,462)

Total Class IA transactions	(3,183,701)	(3,969,770)

Class IB
Capital shares sold [ 4,880,033 and 7,546,060 shares, respectively ]	90,798,189	119,798,466
Capital shares issued in reinvestment of dividends and distributions [ 2,900,967 and 1,154,491 shares, respectively ]	56,712,910	17,731,416
Capital shares repurchased [ (10,479,854) and (10,117,973) shares, respectively ]	(188,610,923)	(156,116,920)

Total Class IB transactions	(41,099,824)	(18,587,038)

Class K
Capital shares sold [ 393,451 and 708,513 shares, respectively ]	7,366,407	11,481,887
Capital shares issued in reinvestment of dividends and distributions [ 130,213 and 60,331 shares, respectively ]	2,580,104	937,203
Capital shares repurchased [ (643,895) and (763,214) shares, respectively ]	(11,736,968)	(12,017,963)

Total Class K transactions	(1,790,457)	401,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(46,073,982)	(22,155,681)

TOTAL INCREASE (DECREASE) IN NET ASSETS	226,381,076	32,551,490
NET ASSETS:
Beginning of year	939,342,328	906,790,838

End of year (a)	$1,165,723,404	$939,342,328

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$995,744	$2,089,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012	2011		2010	2009
Net asset value, beginning of year	$15.64		$14.69	$17.27		$13.08	$8.31

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	0.05 (e)	(0.04	)(e)	0.05 (e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.06		1.23	(1.27)		4.21	4.76

Total from investment operations	5.99		1.28	(1.31)		4.26	4.77

Less distributions:
Dividends from net investment income	—		(0.04)	(0.04)		(0.06)	—
Distributions from net realized gains	(1.18)		(0.26)	(1.23)		(0.01)	—
Return of capital	—		(0.03)	—		—	—

Total dividends and distributions	(1.18)		(0.33)	(1.27)		(0.07)	—

Net asset value, end of year	$20.45		$15.64	$14.69		$17.27	$13.08

Total return	38.59%		8.76%	(7.46)%		32.57%	57.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$95,333		$76,410	$75,634		$119,147	$79,442
Ratio of expenses to average net assets:
After waivers	1.08%		1.09%	0.83%		0.83%	0.85%
After waivers and fees paid indirectly	1.07%		1.08%	0.82%		0.81%	0.83%
Before waivers and fees paid indirectly	1.08%		1.09%	0.83%		0.83%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.42)%		0.34%	(0.22)%		0.32%	0.08%
After waivers and fees paid indirectly	(0.41)%		0.35%	(0.21)%		0.34%	0.10%
Before waivers and fees paid indirectly	(0.42)%		0.34%	(0.22)%		0.32%	0.06%
Portfolio turnover rate	48%		34%	32%		34%	33%

	Year Ended December 31,
Class IB	2013		2012	2011		2010	2009
Net asset value, beginning of year	$15.48		$14.54	$17.16		$12.99	$8.27

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	0.05 (e)	(0.08	)(e)	0.01 (e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.00		1.22	(1.27)		4.19	4.74

Total from investment operations	5.93		1.27	(1.35)		4.20	4.72

Less distributions:
Dividends from net investment income	—		(0.04)	(0.04)		(0.02)	—
Distributions from net realized gains	(1.18)		(0.26)	(1.23)		(0.01)	—
Return of capital	—		(0.03)	—		—	—

Total dividends and distributions	(1.18)		(0.33)	(1.27)		(0.03)	—

Net asset value, end of year	$20.23		$15.48	$14.54		$17.16	$12.99

Total return	38.60%		8.77%	(7.74)%		32.31%	57.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,022,999		$824,892	$795,511		$823,300	$521,616
Ratio of expenses to average net assets:
After waivers	1.08%		1.09%	1.08%		1.08%	1.10%
After waivers and fees paid indirectly	1.07%		1.08%	1.07%		1.06%	1.08%
Before waivers and fees paid indirectly	1.08%		1.09%	1.08%		1.08%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.41)%		0.34%	(0.46)%		0.06%	(0.17)%
After waivers and fees paid indirectly	(0.40)%		0.35%	(0.45)%		0.09%	(0.15)%
Before waivers and fees paid indirectly	(0.41)%		0.34%	(0.46)%		0.06%	(0.19)%
Portfolio turnover rate	48%		34%	32%		34%	33%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			December 1, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$15.64		$14.69	$16.61

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.10 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.07		1.22	(0.69)

Total from investment operations	6.04		1.32	(0.69)

Less distributions:
Dividends from net investment income	—		(0.08)	—
Distributions from net realized gains	(1.18)		(0.26)	(1.23)
Return of capital	—		(0.03)	—

Total dividends and distributions	(1.18)		(0.37)	(1.23)

Net asset value, end of period	$20.50		$15.64	$14.69

Total return (b)	38.91%		9.03%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,392		$38,041	$35,646
Ratio of expenses to average net assets:
After waivers (a)	0.83%		0.84%	0.85%
After waivers and fees paid indirectly (a)	0.82%		0.83%	0.85%
Before waivers and fees paid indirectly (a)	0.83%		0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.16)%		0.61%	0.11%
After waivers and fees paid indirectly (a)	(0.15)%		0.63%	0.11%
Before waivers and fees paid indirectly (a)	(0.16)%		0.61%	0.11%
Portfolio turnover rate	48%		34%	32%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	29.16%	14.73%	4.24%
Portfolio – Class IB Shares*	29.32	14.61	4.07
Portfolio – Class K Shares**	29.59	N/A	20.39
S&P 500 Index	32.39	17.94	7.01
VMI – LCC	32.39	16.27	9.47
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 29.16% for the year ended December 31, 2013. The Portfolio’s benchmarks, the S&P 500 Index, returned 32.39% and the VMI – LCC returned 32.39% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection in the Information Technology and Telecommunication Services sectors supported relative performance.

•

Shares of U.K.-based mobile telephone operator Vodafone Group rallied in the second half of the year, driven largely by the long-anticipated sale of its stake in Verizon Wireless. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt.

•

Global software firm Microsoft’s shares benefited from improved investor sentiment. In the first half of 2013, the company reported earnings that modestly beat expectations, generally reassuring the market of its status as a stable business with a reasonable future. The stock also rallied following chief executive officer Steve Ballmer’s announcement that he would retire in 2014.

•

Shares of Cigna, a global managed health care company, also benefited from improved investor sentiment early in the period following the company’s divestiture of its legacy run-off insurance business. Partially as a result of the divestiture, three major independent credit rating agencies issued positive outlooks for the company’s debt. Additionally, operational performance also improved as Cigna reported strong results in its core businesses. In October, Cigna increased its outlook for fiscal year 2013 consolidated adjusted income from operations.

What hurt performance during the year:

•	Security selection in the Energy and Health Care sectors detracted from relative performance.

•	Underweighting the Consumer Discretionary, Industrials and Health Care sectors also detracted from performance relative to the benchmark.

•

Several individual positions which were not represented in the benchmark detracted from relative performance, including White Mountains in Financials and U.K. holdings Imperial Tobacco, British American Tobacco and Royal Dutch.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

At the sector level, the Portfolio’s weightings in the Consumer Staples, Utilities and Consumer Discretionary sectors declined during the year while the weightings of Financials, Information Technology and Materials holdings increased. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies at period end.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	16.2%
Information Technology	11.8
Consumer Discretionary	9.5
Consumer Staples	9.4
Health Care	9.3
Energy	9.2
Industrials	6.0
Materials	3.7
Utilities	2.7
Telecommunication Services	1.9
Cash and Other	20.3

100.0%

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,145.34	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.53	5.73
Class IB
Actual	1,000.00	1,146.55	6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.53	5.73
Class K
Actual	1,000.00	1,148.07	4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.46

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.13%, 1.13% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.3%)
Auto Components (0.1%)
BorgWarner, Inc.	3,178	$177,682
Delphi Automotive plc	3,912	235,229
Goodyear Tire & Rubber Co.	3,448	82,235
International Automotive Components Group North America LLC*†(b)	131,578	77,078
Johnson Controls, Inc.	9,568	490,838

		1,063,062

Automobiles (0.8%)
Ford Motor Co.	55,089	850,023
General Motors Co.*	126,615	5,174,755
Harley-Davidson, Inc.	3,089	213,883

		6,238,661

Distributors (0.0%)
Genuine Parts Co.	2,156	179,358

Diversified Consumer Services (0.0%)
H&R Block, Inc.	3,819	110,904

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	6,119	245,800
Chipotle Mexican Grill, Inc.*	432	230,161
Darden Restaurants, Inc.	1,802	97,975
International Game Technology	3,480	63,197
Marriott International, Inc., Class A	3,139	154,941
McDonald’s Corp.	13,897	1,348,426
Starbucks Corp.	10,525	825,055
Starwood Hotels & Resorts Worldwide, Inc.	2,675	212,529
Wyndham Worldwide Corp.	1,821	134,189
Wynn Resorts Ltd.	1,128	219,069
Yum! Brands, Inc.	6,220	470,294

		4,001,636

Household Durables (0.1%)
D.R. Horton, Inc.*	3,969	88,588
Garmin Ltd.	1,718	79,406
Harman International Industries, Inc.	937	76,693
Leggett & Platt, Inc.	1,934	59,838
Lennar Corp., Class A	2,335	92,373
Mohawk Industries, Inc.*	852	126,863
Newell Rubbermaid, Inc.	4,011	129,996
PulteGroup, Inc.	4,815	98,082
Whirlpool Corp.	1,097	172,075

		923,914

Internet & Catalog Retail (0.5%)
Amazon.com, Inc.*	5,178	2,064,935
Expedia, Inc.	1,439	100,241
Netflix, Inc.*	828	304,845
priceline.com, Inc.*	719	835,765
TripAdvisor, Inc.*	1,548	128,221

		3,434,007

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	1,613	$88,731
Mattel, Inc.	4,728	224,958

		313,689

Media (4.6%)
British Sky Broadcasting Group plc	28,639	400,265
Cablevision Systems Corp. - New York Group, Class A	2,990	53,611
CBS Corp. (Non-Voting), Class B	72,63 9	4,630,010
Comcast Corp., Class A	57,571	2,947,525
DIRECTV*	6,825	471,539
Discovery Communications, Inc., Class A*	3,152	285,004
Gannett Co., Inc.	3,183	94,153
Graham Holdings Co., Class B*	61	40,463
Interpublic Group of Cos., Inc.	5,796	102,589
News Corp., Class A*	6,952	125,275
Omnicom Group, Inc.	3,595	267,360
Reed Elsevier plc	394,055	5,866,293
Scripps Networks Interactive, Inc., Class A	1,530	132,207
Time Warner Cable, Inc.	39,002	5,284,771
Time Warner, Inc.	12,636	880,982
Tribune Co., Class 1C Litigation Interests*†(b)	24,102	—
Tribune Co., Class A*	18,566	1,437,008
Tribune Co., Class B*	11,384	866,778
Twenty-First Century Fox, Inc., Class A	27,407	964,178
Twenty-First Century Fox, Inc., Class B	206,450	7,143,170
Viacom, Inc., Class B	5,669	495,130
Walt Disney Co.	22,824	1,743,754

		34,232,065

Multiline Retail (0.6%)
Dollar General Corp.*	4,116	248,277
Dollar Tree, Inc.*	2,907	164,013
Family Dollar Stores, Inc.	1,350	87,709
Kohl’s Corp.	53,281	3,023,697
Macy’s, Inc.	5,147	274,850
Nordstrom, Inc.	1,999	123,538
Target Corp.	8,828	558,548

		4,480,632

Specialty Retail (0.7%)
AutoNation, Inc.*	902	44,820
AutoZone, Inc.*	476	227,499
Bed Bath & Beyond, Inc.*	3,000	240,900
Best Buy Co., Inc.	3,817	152,222
CarMax, Inc.*	3,120	146,702
GameStop Corp., Class A	1,627	80,146
Gap, Inc.	3,701	144,635
Home Depot, Inc.	19,667	1,619,381
L Brands, Inc.	3,406	210,661
Lowe’s Cos., Inc.	14,607	723,777
O’Reilly Automotive, Inc.*	1,499	192,936
PetSmart, Inc.	1,450	105,488
Ross Stores, Inc.	3,027	226,813
Staples, Inc.	9,159	145,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Tiffany & Co.	1,534	$142,325
TJX Cos., Inc.	9,933	633,030
Urban Outfitters, Inc.*	1,523	56,503

		5,093,375

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	3,918	219,917
Fossil Group, Inc.*	678	81,319
Michael Kors Holdings Ltd.*	2,506	203,462
NIKE, Inc., Class B	10,436	820,687
PVH Corp.	1,139	154,927
Ralph Lauren Corp.	833	147,083
VF Corp.	4,920	306,713

		1,934,108

Total Consumer Discretionary		62,005,411

Consumer Staples (9.4%)
Beverages (1.5%)
Beam, Inc.	2,277	154,973
Brown-Forman Corp., Class B	2,264	171,090
Coca-Cola Co.	53,038	2,191,000
Coca-Cola Enterprises, Inc.	66,160	2,919,641
Constellation Brands, Inc., Class A*	2,324	163,563
Dr. Pepper Snapple Group, Inc.	49,089	2,391,616
Molson Coors Brewing Co., Class B	2,209	124,035
Monster Beverage Corp.*	1,897	128,560
PepsiCo, Inc.	21,418	1,776,409
Pernod-Ricard S.A.	11,786	1,342,681

		11,363,568

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	6,102	726,199
CVS Caremark Corp.	102,407	7,329,269
Kroger Co.	136,984	5,414,978
Safeway, Inc.	3,447	112,269
Sysco Corp.	8,124	293,276
Tesco plc	681,838	3,775,111
Walgreen Co.	84,322	4,843,456
Wal-Mart Stores, Inc.	22,595	1,778,001
Whole Foods Market, Inc.	5,198	300,600

		24,573,159

Food Products (0.5%)
Archer-Daniels-Midland Co.	9,190	398,846
Campbell Soup Co.	2,508	108,546
ConAgra Foods, Inc.	5,894	198,628
General Mills, Inc.	8,859	442,153
Hershey Co.	2,093	203,502
Hormel Foods Corp.	1,872	84,558
J.M. Smucker Co.	1,469	152,218
Kellogg Co.	3,592	219,363
Kraft Foods Group, Inc.	8,323	448,776
McCormick & Co., Inc. (Non-Voting)	1,844	127,089
Mead Johnson Nutrition Co.	2,822	236,371
Mondelez International, Inc., Class A	24,494	864,638
Tyson Foods, Inc., Class A	3,795	126,981

		3,611,669

Household Products (0.6%)
Clorox Co.	1,803	$167,246
Colgate-Palmolive Co.	12,276	800,518
Kimberly-Clark Corp.	5,330	556,772
Procter & Gamble Co.	37,962	3,090,486

		4,615,022

Personal Products (0.4%)
Avon Products, Inc.	164,701	2,836,151
Estee Lauder Cos., Inc., Class A	3,577	269,420

		3,105,571

Tobacco (3.1%)
Altria Group, Inc.	125,511	4,818,367
British American Tobacco plc	117,026	6,274,895
Imperial Tobacco Group plc	92,252	3,571,639
Lorillard, Inc.	83,077	4,210,342
Philip Morris International, Inc.	45,372	3,953,262
Reynolds American, Inc.	4,379	218,906

		23,047,411

Total Consumer Staples		70,316,400

Energy (9.0%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	84,843	4,688,424
Cameron International Corp.*	3,323	197,818
Diamond Offshore Drilling, Inc.	990	56,351
Ensco plc, Class A	31,645	1,809,461
FMC Technologies, Inc.*	3,298	172,188
Halliburton Co.	11,847	601,235
Helmerich & Payne, Inc.	1,496	125,784
Nabors Industries Ltd.	3,627	61,623
National Oilwell Varco, Inc.	5,979	475,510
Noble Corp. plc	3,526	132,119
Rowan Cos., plc, Class A*	1,735	61,350
Schlumberger Ltd.	18,392	1,657,303
Transocean Ltd.	79,572	3,932,448

		13,971,614

Oil, Gas & Consumable Fuels (7.2%)
Anadarko Petroleum Corp.	7,029	557,540
Apache Corp.	74,446	6,397,889
BG Group plc	150,347	3,230,348
BP plc	369,287	2,984,527
Cabot Oil & Gas Corp.	5,883	228,025
Chesapeake Energy Corp.	7,062	191,663
Chevron Corp.	26,858	3,354,833
ConocoPhillips Co.	17,110	1,208,821
CONSOL Energy, Inc.	96,184	3,658,839
Denbury Resources, Inc.*	5,121	84,138
Devon Energy Corp.	5,331	329,829
EOG Resources, Inc.	3,813	639,974
EQT Corp.	2,102	188,717
Exxon Mobil Corp.	61,008	6,174,010
Hess Corp.	3,973	329,759
Kinder Morgan, Inc.	9,405	338,580
Marathon Oil Corp.	176,967	6,246,935
Marathon Petroleum Corp.	4,205	385,725
Murphy Oil Corp.	42,244	2,740,791
Newfield Exploration Co.*	1,901	46,822
Noble Energy, Inc.	5,018	341,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Occidental Petroleum Corp.	11,258	$1,070,636
Peabody Energy Corp.	3,704	72,339
Petroleo Brasileiro S.A. (ADR)	114,281	1,574,792
Phillips 66	8,374	645,887
Pioneer Natural Resources Co.	1,992	366,667
QEP Resources, Inc.	2,504	76,748
Range Resources Corp.	2,283	192,480
Royal Dutch Shell plc, Class A	170,798	6,086,815
Southwestern Energy Co.*	4,899	192,678
Spectra Energy Corp.	9,359	333,368
Talisman Energy, Inc.	188,645	2,197,349
Tesoro Corp.	1,856	108,576
Valero Energy Corp.	7,537	379,865
Williams Cos., Inc.	9,546	368,189
WPX Energy, Inc.*	31,710	646,250

		53,972,180

Total Energy		67,943,794

Financials (16.1%)
Capital Markets (1.6%)
Ameriprise Financial, Inc.	2,717	312,591
Bank of New York Mellon Corp.	16,042	560,507
BlackRock, Inc.	1,774	561,418
Charles Schwab Corp.	16,207	421,382
China Cinda Asset Management Co., Ltd.*	177,183	110,592
E*TRADE Financial Corp.*	4,011	78,776
Franklin Resources, Inc.	5,640	325,597
Goldman Sachs Group, Inc.	5,886	1,043,352
Invesco Ltd.	6,193	225,425
Legg Mason, Inc.	1,483	64,481
Lehman Brothers Holdings, Inc. Claim Assignment	10,579,142	4,760,614
Morgan Stanley	92,639	2,905,159
Northern Trust Corp.	3,138	194,211
State Street Corp.	6,132	450,028
T. Rowe Price Group, Inc.	3,645	305,342

		12,319,475

Commercial Banks (3.5%)
BB&T Corp.	9,846	367,453
CIT Group, Inc.	50,072	2,610,253
Columbia Banking System, Inc.	12,109	333,119
Comerica, Inc.	2,554	121,417
Fifth Third Bancorp	12,332	259,342
Guaranty Bancorp	18,334	257,593
Huntington Bancshares, Inc./Ohio	11,598	111,921
KB Financial Group, Inc.*	60,842	2,435,755
KeyCorp	12,528	168,126
M&T Bank Corp.	1,819	211,768
PNC Financial Services Group, Inc.	91,392	7,090,191
Regions Financial Corp.	19,245	190,333
Societe Generale S.A.	31,264	1,815,877
SunTrust Banks, Inc.	100,948	3,715,896
U.S. Bancorp/Minnesota	25,507	1,030,483
Wells Fargo & Co.	118,503	5,380,036
Zions Bancorp	2,578	77,237

		26,176,800

Consumer Finance (0.3%)
American Express Co.	12,867	$1,167,423
Capital One Financial Corp.	8,053	616,940
Discover Financial Services	6,691	374,362
SLM Corp.	6,065	159,388

		2,318,113

Diversified Financial Services (3.3%)
Bank of America Corp.	148,960	2,319,307
Bond Street Holdings, Inc., Class A*§	39,554	553,756
Citigroup, Inc.	123,849	6,453,771
CME Group, Inc./Illinois	4,403	345,459
Deutsche Boerse AG	28,577	2,366,665
ING Groep N.V. (CVA)*	256,618	3,565,597
IntercontinentalExchange Group, Inc.	1,607	361,446
JPMorgan Chase & Co.	136,850	8,002,988
Leucadia National Corp.	4,378	124,073
McGraw Hill Financial, Inc.	3,783	295,831
Moody’s Corp.	2,644	207,475
NASDAQ OMX Group, Inc.	1,595	63,481

		24,659,849

Insurance (6.0%)
ACE Ltd.	62,142	6,433,561
Aegon N.V.	320,273	3,023,394
Aflac, Inc.	6,510	434,868
Alleghany Corp.*	9,124	3,649,235
Allstate Corp.	6,353	346,493
American International Group, Inc.	180,139	9,196,096
Aon plc	4,205	352,757
Assurant, Inc.	1,017	67,498
Berkshire Hathaway, Inc., Class B*	25,139	2,980,480
Chubb Corp.	3,517	339,848
Cincinnati Financial Corp.	2,061	107,935
Genworth Financial, Inc., Class A*	6,902	107,188
Hartford Financial Services Group, Inc.	6,246	226,293
Lincoln National Corp.	3,665	189,187
Loews Corp.	4,273	206,129
Marsh & McLennan Cos., Inc.	7,665	370,679
MetLife, Inc.	84,725	4,568,372
Principal Financial Group, Inc.	3,825	188,611
Progressive Corp.	7,711	210,279
Prudential Financial, Inc.	6,467	596,387
Torchmark Corp.	1,264	98,782
Travelers Cos., Inc.	5,085	460,396
Unum Group	3,615	126,814
White Mountains Insurance Group Ltd.	13,520	8,153,642
XL Group plc	3,950	125,768
Zurich Insurance Group AG*	8,650	2,506,614

		45,067,306

Real Estate Investment Trusts (REITs) (0.9%)
Alexander’s, Inc. (REIT)	7,908	2,609,640
American Tower Corp. (REIT)	5,512	439,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Apartment Investment & Management Co. (REIT), Class A	2,038	$52,804
AvalonBay Communities, Inc. (REIT)	1,699	200,873
Boston Properties, Inc. (REIT)	2,136	214,390
Equity Residential (REIT)	4,682	242,855
General Growth Properties, Inc. (REIT)	7,511	150,746
HCP, Inc. (REIT)	6,374	231,504
Health Care REIT, Inc. (REIT)	4,033	216,048
Host Hotels & Resorts, Inc. (REIT)	10,564	205,364
Kimco Realty Corp. (REIT)	5,725	113,069
Macerich Co. (REIT)	1,945	114,541
Plum Creek Timber Co., Inc. (REIT)	2,471	114,926
Prologis, Inc. (REIT)	6,967	257,431
Public Storage (REIT)	2,019	303,900
Simon Property Group, Inc. (REIT)	4,334	659,461
Ventas, Inc. (REIT)	4,108	235,306
Vornado Realty Trust (REIT)	2,430	215,760
Weyerhaeuser Co. (REIT)	8,141	257,011

		6,835,597

Real Estate Management & Development (0.5%)
Brookfield Office Properties, Inc.	50,201	966,369
Canary Wharf Group plc*†(b)	353,084	1,785,111
CBRE Group, Inc., Class A*	3,888	102,254
Forestar Group, Inc.*	35,370	752,320

		3,606,054

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	6,642	62,634
People’s United Financial, Inc.	4,438	67,103

		129,737

Total Financials		121,112,931

Health Care (9.3%)
Biotechnology (0.7%)
Alexion Pharmaceuticals, Inc.*	2,739	364,452
Amgen, Inc.	10,532	1,202,333
Biogen Idec, Inc.*	3,299	922,895
Celgene Corp.*	5,755	972,365
Gilead Sciences, Inc.*	21,415	1,609,337
Regeneron Pharmaceuticals, Inc.*	1,097	301,938
Vertex Pharmaceuticals, Inc.*	3,266	242,664

		5,615,984

Health Care Equipment & Supplies (1.8%)
Abbott Laboratories	21,595	827,736
Baxter International, Inc.	7,580	527,189
Becton, Dickinson and Co.	2,711	299,538
Boston Scientific Corp.*	18,653	224,209
C.R. Bard, Inc.	1,088	145,727
CareFusion Corp.*	2,951	117,509
Covidien plc	6,425	437,543
DENTSPLY International, Inc.	1,980	95,990
Edwards Lifesciences Corp.*	1,516	99,692
Intuitive Surgical, Inc.*	532	204,331

Medtronic, Inc.	143,542	$8,237,875
St. Jude Medical, Inc.	4,075	252,446
Stryker Corp.	25,587	1,922,607
Varian Medical Systems, Inc.*	1,476	114,671
Zimmer Holdings, Inc.	2,389	222,631

		13,729,694

Health Care Providers & Services (2.0%)
Aetna, Inc.	5,133	352,072
AmerisourceBergen Corp.	3,213	225,906
Cardinal Health, Inc.	4,770	318,684
Cigna Corp.	86,782	7,591,689
DaVita HealthCare Partners, Inc.*	2,459	155,827
Express Scripts Holding Co.*	11,254	790,481
Humana, Inc.	2,178	224,813
Laboratory Corp. of America Holdings*	1,221	111,563
McKesson Corp.	3,208	517,771
Patterson Cos., Inc.	1,164	47,957
Quest Diagnostics, Inc.	2,032	108,793
Tenet Healthcare Corp.*	1,387	58,420
UnitedHealth Group, Inc.	18,292	1,377,388
WellPoint, Inc.	34,968	3,230,694

		15,112,058

Health Care Technology (0.0%)
Cerner Corp.*	4,124	229,872

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	4,621	264,275
Life Technologies Corp.*	2,412	182,830
PerkinElmer, Inc.	1,548	63,824
Thermo Fisher Scientific, Inc.	5,047	561,983
Waters Corp.*	1,179	117,900

		1,190,812

Pharmaceuticals (4.6%)
AbbVie, Inc.	22,218	1,173,333
Actavis plc*	2,431	408,408
Allergan, Inc.	4,151	461,093
Bristol-Myers Squibb Co.	22,996	1,222,237
Eli Lilly and Co.	60,592	3,090,192
Forest Laboratories, Inc.*	3,312	198,819
Hospira, Inc.*	42,819	1,767,568
Johnson & Johnson	39,403	3,608,921
Merck & Co., Inc.	252,732	12,649,237
Mylan, Inc.*	5,348	232,103
Perrigo Co. plc	1,859	285,282
Pfizer, Inc.	90,512	2,772,383
Teva Pharmaceutical Industries Ltd. (ADR)	152,987	6,131,719
Zoetis, Inc.	6,985	228,340

		34,229,635

Total Health Care		70,108,055

Industrials (5.7%)
Aerospace & Defense (1.4%)
Boeing Co.	9,655	1,317,811
General Dynamics Corp.	4,673	446,505
Honeywell International, Inc.	10,959	1,001,324
Huntington Ingalls Industries, Inc.	45,780	4,120,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

L-3 Communications Holdings, Inc.	1,231	$131,545
Lockheed Martin Corp.	3,758	558,664
Northrop Grumman Corp.	3,101	355,406
Precision Castparts Corp.	2,029	546,410
Raytheon Co.	4,462	404,703
Rockwell Collins, Inc.	1,873	138,452
Textron, Inc.	3,928	144,393
United Technologies Corp.	11,790	1,341,702

		10,507,573

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	2,119	123,622
Expeditors International of Washington, Inc.	2,865	126,776
FedEx Corp.	4,157	597,652
United Parcel Service, Inc., Class B	9,983	1,049,014

		1,897,064

Airlines (0.1%)
Delta Air Lines, Inc.	11,950	328,266
Southwest Airlines Co.	9,734	183,389

		511,655

Building Products (0.0%)
Allegion plc*	1,247	55,120
Masco Corp.	4,985	113,508

		168,628

Commercial Services & Supplies (0.1%)
ADT Corp.	2,763	111,819
Cintas Corp.	1,402	83,545
Iron Mountain, Inc.	2,377	72,142
Pitney Bowes, Inc.	2,821	65,729
Republic Services, Inc.	3,773	125,264
Stericycle, Inc.*	1,197	139,055
Tyco International Ltd.	6,500	266,760
Waste Management, Inc.	6,095	273,483

		1,137,797

Construction & Engineering (0.0%)
Fluor Corp.	2,282	183,222
Jacobs Engineering Group, Inc.*	1,841	115,965
Quanta Services, Inc.*	3,015	95,153

		394,340

Electrical Equipment (0.2%)
AMETEK, Inc.	3,419	180,079
Eaton Corp. plc	6,627	504,447
Emerson Electric Co.	9,832	690,010
Rockwell Automation, Inc.	1,937	228,876
Roper Industries, Inc.	1,387	192,349

		1,795,761

Industrial Conglomerates (0.8%)
3M Co.	8,933	1,252,853
Danaher Corp.	8,374	646,473
General Electric Co.	141,295	3,960,499

		5,859,825

Machinery (1.6%)
Caterpillar, Inc.	35,730	$3,244,641
CNH Industrial N.V.*	238,960	2,723,588
Cummins, Inc.	2,434	343,121
Deere & Co.	5,347	488,342
Dover Corp.	2,380	229,765
Federal Signal Corp.*	83,940	1,229,721
Flowserve Corp.	1,949	153,640
Illinois Tool Works, Inc.	5,703	479,508
Ingersoll-Rand plc	3,743	230,569
Joy Global, Inc.	1,484	86,799
PACCAR, Inc.	4,946	292,655
Pall Corp.	1,548	132,122
Parker Hannifin Corp.	2,085	268,214
Pentair Ltd. (Registered)	2,785	216,311
Snap-on, Inc.	812	88,930
Stanley Black & Decker, Inc.	24,346	1,964,479
Xylem, Inc.	2,576	89,130

		12,261,535

Marine (0.7%)
A. P. Moller - Maersk A/S, Class B	484	5,252,575

Professional Services (0.1%)
Dun & Bradstreet Corp.	533	65,426
Equifax, Inc.	1,699	117,384
Nielsen Holdings N.V.	3,534	162,175
Robert Half International, Inc.	1,936	81,292

		426,277

Road & Rail (0.3%)
CSX Corp.	14,159	407,354
Kansas City Southern	1,540	190,698
Norfolk Southern Corp.	4,315	400,561
Ryder System, Inc.	734	54,155
Union Pacific Corp.	6,432	1,080,576

		2,133,344

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,814	181,203
W.W. Grainger, Inc.	863	220,428

		401,631

Total Industrials		42,748,005

Information Technology (11.3%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	275,786	6,191,396
F5 Networks, Inc.*	1,085	98,583
Harris Corp.	1,493	104,226
Juniper Networks, Inc.*	7,053	159,186
Motorola Solutions, Inc.	3,217	217,147
QUALCOMM, Inc.	23,594	1,751,855

		8,522,393

Computers & Peripherals (2.9%)
Apple, Inc.	28,455	15,966,385
EMC Corp.	28,741	722,836
Hewlett-Packard Co.	150,708	4,216,810
NetApp, Inc.	4,761	195,868
SanDisk Corp.	3,156	222,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Seagate Technology plc	4,555	$255,809
Western Digital Corp.	2,941	246,750

		21,827,082

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	2,211	197,177
Corning, Inc.	20,215	360,231
FLIR Systems, Inc.	1,978	59,538
Jabil Circuit, Inc.	2,582	45,030
TE Connectivity Ltd.	43,046	2,372,265

		3,034,241

Internet Software & Services (1.0%)
Akamai Technologies, Inc.*	2,501	117,997
eBay, Inc.*	16,273	893,225
Facebook, Inc., Class A*	22,969	1,255,486
Google, Inc., Class A*	3,920	4,393,183
VeriSign, Inc.*	1,800	107,604
Yahoo!, Inc.*	13,177	532,878

		7,300,373

IT Services (1.1%)
Accenture plc, Class A	8,879	730,031
Alliance Data Systems Corp.*	680	178,792
Automatic Data Processing, Inc.	6,724	543,367
Cognizant Technology Solutions Corp., Class A*	4,225	426,641
Computer Sciences Corp.	2,056	114,889
Fidelity National Information Services, Inc.	4,067	218,317
Fiserv, Inc.*	3,602	212,698
International Business Machines Corp.	14,255	2,673,810
MasterCard, Inc., Class A	1,446	1,208,075
Paychex, Inc.	4,541	206,752
Teradata Corp.*	2,284	103,899
Total System Services, Inc.	2,332	77,609
Visa, Inc., Class A	7,112	1,583,700
Western Union Co.	7,672	132,342

		8,410,922

Office Electronics (0.8%)
Xerox Corp.	469,085	5,708,764

Semiconductors & Semiconductor Equipment (1.0%)
Altera Corp.	4,485	145,897
Analog Devices, Inc.	4,345	221,291
Applied Materials, Inc.	16,821	297,564
Broadcom Corp., Class A	7,539	223,531
First Solar, Inc.*	986	53,875
Intel Corp.	69,424	1,802,247
KLA-Tencor Corp.	2,327	149,998
Lam Research Corp.*	2,254	122,730
Linear Technology Corp.	3,257	148,356
LSI Corp.	7,610	83,862
Microchip Technology, Inc.	2,770	123,958
Micron Technology, Inc.*	14,689	319,633
NVIDIA Corp.	8,080	129,442
Samsung Electronics Co., Ltd.	2,100	2,730,090
Texas Instruments, Inc.	15,288	671,296
Xilinx, Inc.	3,735	171,511

		7,395,281

Software (3.0%)
Adobe Systems, Inc.*	6,494	$388,861
Autodesk, Inc.*	3,151	158,590
CA, Inc.	4,540	152,771
Citrix Systems, Inc.*	2,593	164,007
Electronic Arts, Inc.*	4,317	99,032
Intuit, Inc.	3,979	303,677
Microsoft Corp.	366,383	13,713,716
Oracle Corp.	49,010	1,875,123
Red Hat, Inc.*	2,646	148,282
Salesforce.com, Inc.*	7,747	427,557
Symantec Corp.	210,761	4,969,744

		22,401,360

Total Information Technology		84,600,416

Materials (3.7%)
Chemicals (0.8%)
Air Products and Chemicals, Inc.	2,951	329,863
Airgas, Inc.	927	103,685
CF Industries Holdings, Inc.	801	186,665
Dow Chemical Co.	16,940	752,136
E.I. du Pont de Nemours & Co.	12,934	840,322
Eastman Chemical Co.	2,147	173,263
Ecolab, Inc.	3,788	394,975
FMC Corp.	1,862	140,507
International Flavors & Fragrances, Inc.	1,138	97,845
LyondellBasell Industries N.V., Class A	6,102	489,869
Monsanto Co.	7,344	855,943
Mosaic Co.	4,761	225,052
PPG Industries, Inc.	1,984	376,285
Praxair, Inc.	4,111	534,553
Sherwin-Williams Co.	1,203	220,751
Sigma-Aldrich Corp.	1,672	157,185

		5,878,899

Construction Materials (0.0%)
Vulcan Materials Co.	1,817	107,966

Containers & Packaging (0.5%)
Avery Dennison Corp.	1,349	67,706
Ball Corp.	2,020	104,353
Bemis Co., Inc.	1,438	58,900
MeadWestvaco Corp.	85,647	3,162,944
Owens-Illinois, Inc.*	2,304	82,437
Sealed Air Corp.	2,730	92,957

		3,569,297

Metals & Mining (1.5%)
Alcoa, Inc.	14,928	158,685
Allegheny Technologies, Inc.	1,508	53,730
Anglo American plc	102,241	2,234,839
Cliffs Natural Resources, Inc.	2,138	56,037
Freeport-McMoRan Copper & Gold, Inc.	159,923	6,035,494
Newmont Mining Corp.	6,946	159,966
Nucor Corp.	4,445	237,274
ThyssenKrupp AG*	110,041	2,677,972
United States Steel Corp.	2,039	60,151

		11,674,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.9%)
Domtar Corp.	14,430	$1,361,326
International Paper Co.	111,279	5,456,010

		6,817,336

Total Materials		28,047,646

Telecommunication Services (1.9%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	73,571	2,586,756
CenturyLink, Inc.	8,257	262,986
Frontier Communications Corp.	13,959	64,909
Verizon Communications, Inc.	39,967	1,963,978
Windstream Holdings, Inc.	8,324	66,426

		4,945,055

Wireless Telecommunication Services (1.2%)
Crown Castle International Corp.*	4,665	342,551
Vodafone Group plc	2,231,808	8,758,957

		9,101,508

Total Telecommunication Services		14,046,563

Utilities (2.0%)
Electric Utilities (0.9%)
AET&D Holdings*†	350,436	—
American Electric Power Co., Inc.	6,807	318,159
Duke Energy Corp.	9,860	680,439
Edison International	4,552	210,758
Entergy Corp.	23,495	1,486,529
Exelon Corp.	82,884	2,270,193
FirstEnergy Corp.	5,843	192,702
NextEra Energy, Inc.	6,015	515,004
Northeast Utilities	4,402	186,601
Pepco Holdings, Inc.	3,488	66,725
Pinnacle West Capital Corp.	1,537	81,338
PPL Corp.	8,804	264,912
Southern Co.	12,314	506,228
Xcel Energy, Inc.	6,952	194,239

		6,973,827

Gas Utilities (0.0%)
AGL Resources, Inc.	1,659	78,354
ONEOK, Inc.	2,882	179,203

		257,557

Independent Power Producers & Energy Traders (0.5%)
AES Corp.	9,170	133,057
NRG Energy, Inc.	109,701	3,150,613

		3,283,670

Multi-Utilities (0.6%)
Ameren Corp.	3,388	122,510
CenterPoint Energy, Inc.	5,972	138,431
CMS Energy Corp.	3,701	99,076
Consolidated Edison, Inc.	4,092	226,206
Dominion Resources, Inc.	8,107	524,442
DTE Energy Co.	2,451	162,722
GDF Suez S.A.	83,417	1,961,767
Integrys Energy Group, Inc.	1,115	60,667
NiSource, Inc.	4,375	143,850

PG&E Corp.	6,275	$252,757
Public Service Enterprise Group, Inc.	7,067	226,426
SCANA Corp.	1,964	92,170
Sempra Energy	3,175	284,988
TECO Energy, Inc.	2,853	49,186
Wisconsin Energy Corp.	3,165	130,841

		4,476,039

Total Utilities		14,991,093

Total Common Stocks (76.7%) (Cost $365,392,401)		575,920,314

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (3.0%)
Consumer Discretionary (1.2%)
Hotels, Restaurants & Leisure (0.2%)
Caesars Entertainment Operating Company, Inc. Term Loan 4.488%, 1/28/18	$254,000	239,025
5.488%, 1/28/18	1,213,000	1,156,681
Tropicana Entertainment LLC/Tropicana Finance Corp.
9.625%, 12/15/14 (h)*†(b)	2,014,000	—

		1,395,706

Media (0.8%)
Cengage Learning Acquisitions, Inc.
Term Loan 0.000%, 7/3/14	1,416,020	1,104,495
Clear Channel Communications, Inc.
7.669%, 7/30/19	728,853	717,009
9.000%, 12/15/19	2,028,000	2,068,560
Term Loan
3.819%, 1/29/16	39,259	37,975
6.919%, 1/30/19	2,267,587	2,164,129

		6,092,168

Multiline Retail (0.2%)
J.C. Penney Co., Inc. 6.000%, 5/22/18	1,682,787	1,641,419

Total Consumer Discretionary		9,129,293

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
NGPL PipeCo LLC 6.750%, 9/15/17	65,246	60,679
7.119%, 12/15/17§	743,000	672,415
9.625%, 6/1/19§	1,103,000	1,078,183

Total Energy		1,811,277

Financials (0.1%)
Diversified Financial Services (0.1%)
Wind Acquisition Finance S.A. 11.750%, 7/15/17§	EUR 274,000	360,109

Total Financials		360,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Industrials (0.3%)
Airlines (0.3%)
American Airlines, Inc. 7.500%, 3/15/16*§	$2,072,000	$2,149,700

Total Industrials		2,149,700

Information Technology (0.5%)
Communications Equipment (0.5%)
Avaya, Inc. 7.000%, 4/1/19§	966,000	949,095
10.500%, 3/1/21§	1,363,000	1,308,480
Term Loan 4.736%, 10/26/17	1,451,461	1,415,175
8.000%, 3/31/18	355,885	359,369

Total Information Technology		4,032,119

Utilities (0.7%)
Electric Utilities (0.7%)
Energy Future Holdings Corp. Term Loan 4.739%, 10/10/17	5,264,099	3,615,120
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
10.250%, 11/1/15	2,624,000	167,411
11.500%, 10/1/20§	2,404,000	1,754,920

Total Utilities		5,537,451

Total Corporate Bonds		23,019,949

Total Long-Term Debt Securities (3.0%) (Cost $25,231,558)		23,019,949

SHORT-TERM INVESTMENTS:
Government Securities (2.4%)
U.S. Treasury Bills
0.01%, 1/2/14 (p)	3,000,000	2,999,998
0.00%, 1/9/14 (p)	1,700,000	1,699,994
0.00%, 1/30/14 (p)	100,000	99,998
0.00%, 2/13/14 (p)	3,000,000	2,999,939
0.00%, 3/6/14 (p)	2,000,000	1,999,799

0.00%, 3/20/14 (p)	$3,000,000	$2,999,584
0.00%, 3/27/14 (p)	1,500,000	1,499,755
0.00%, 5/1/14 (p)	3,000,000	2,999,431
0.00%, 5/8/14 (p)	800,000	799,825

Total Government Securities		18,098,323

Total Short-Term Investments (2.4%)
(Cost $18,098,202)		18,098,323

Total Investments (82.1%) (Cost $408,722,161)		617,038,586
Other Assets Less Liabilities (17.9%)		134,175,450

Net Assets (100%)		$751,214,036

*	Non-income producing.
†	Securities (totaling $1,862,189 or 0.2% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $8,826,658 or 1.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EUR	— European Currency Unit

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,465	March-14	$131,673,614	$134,860,575	$3,186,961

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	82	$136,441	$131,867	$4,574
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	94	155,227	153,355	1,872
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	79	131,126	127,910	3,216
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	86	143,077	139,416	3,661
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	186	307,775	304,173	3,602
British Pound vs. U.S. Dollar, expiring 2/19/14	Barclays Bank plc	95	156,680	153,253	3,427
British Pound vs. U.S. Dollar, expiring 2/19/14	Barclays Bank plc	45	74,509	73,499	1,010
British Pound vs. U.S. Dollar, expiring 2/19/14	Barclays Bank plc	27	45,368	44,718	650

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/14	HSBC Bank plc	55	$90,737	$89,414	$1,323
British Pound vs. U.S. Dollar, expiring 2/19/14	State Street Bank & Trust	53	88,455	86,057	2,398
British Pound vs. U.S. Dollar, expiring 2/19/14	State Street Bank & Trust	314	519,934	513,697	6,237
British Pound vs. U.S. Dollar, expiring 2/19/14	State Street Bank & Trust	359	594,382	581,177	13,205
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	56	77,580	77,615	(35)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Barclays Bank plc	34	47,425	47,140	285
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Barclays Bank plc	133	183,598	183,460	138
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	12	16,491	16,237	254
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	51	70,118	70,147	(29)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	30	40,758	40,788	(30)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	20	27,003	26,998	5
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	15	20,380	20,389	(9)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	46,061	43,527	43,036	491
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	133,242	125,910	125,028	882
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	75,530	71,373	70,820	553
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	20,656	19,519	19,062	457
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	12,964	12,250	12,087	163
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	50,342	47,572	46,398	1,174
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	134,730	127,316	124,912	2,404
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	67,490	63,776	63,838	(62)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	99,730	94,242	93,802	440

					$52,256

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	70	$116,210	$116,525	$(315)
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	51	81,225	84,264	(3,039)
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	13,662	21,228,767	22,617,112	(1,388,345)
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	22	35,156	36,621	(1,465)
British Pound vs. U.S. Dollar, expiring 2/19/14	Bank of America	23	36,304	38,321	(2,017)
British Pound vs. U.S. Dollar, expiring 2/19/14	Barclays Bank plc	6,794	10,561,494	11,246,417	(684,923)
British Pound vs. U.S. Dollar, expiring 2/19/14	Barclays Bank plc	121	195,354	200,065	(4,711)
British Pound vs. U.S. Dollar, expiring 2/19/14	Barclays Bank plc	108	174,078	178,506	(4,428)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	33	53,434	55,159	(1,725)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	28	43,662	46,316	(2,654)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	320	506,035	530,394	(24,359)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	23	36,352	38,321	(1,969)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	38	61,637	63,542	(1,905)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	295	477,872	488,567	(10,695)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	78	124,907	129,066	(4,159)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	281	449,338	464,959	(15,621)
British Pound vs. U.S. Dollar, expiring 2/19/14	Credit Suisse	51	81,206	84,266	(3,060)
British Pound vs. U.S. Dollar, expiring 2/19/14	HSBC Bank plc	77	123,124	127,081	(3,957)
British Pound vs. U.S. Dollar, expiring 2/19/14	HSBC Bank plc	29	45,732	48,774	(3,042)
British Pound vs. U.S. Dollar, expiring 2/19/14	HSBC Bank plc	67	106,641	110,317	(3,676)
British Pound vs. U.S. Dollar, expiring 2/19/14	HSBC Bank plc	53	82,810	87,863	(5,053)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/14	HSBC Bank plc	26	$40,921	$43,466	$(2,545)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	84	111,198	116,213	(5,015)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	45	59,098	61,450	(2,352)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	89	117,504	122,159	(4,655)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	48	64,956	66,253	(1,297)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	95	129,513	130,390	(877)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	3,134	4,094,916	4,311,931	(217,015)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	24	32,681	33,146	(465)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Bank of America	42	56,045	57,958	(1,913)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Barclays Bank plc	3,134	4,093,103	4,311,969	(218,866)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	168	220,601	230,447	(9,846)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	193	260,166	265,780	(5,614)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	107	141,235	147,012	(5,777)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	19	25,683	26,416	(733)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	47	64,118	65,226	(1,108)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	41	55,948	56,693	(745)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	21	28,145	28,612	(467)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	60	82,061	82,677	(616)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	42	57,306	57,368	(62)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Credit Suisse	25	33,479	34,057	(578)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Deutsche Bank AG	21	27,314	28,792	(1,478)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Deutsche Bank AG	89	117,902	122,819	(4,917)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Deutsche Bank AG	28	36,218	38,048	(1,830)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	Deutsche Bank AG	67	89,071	92,510	(3,439)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	54	73,288	74,443	(1,155)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	24	32,669	33,146	(477)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	38	51,327	52,831	(1,504)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	50	66,979	68,113	(1,134)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	76	102,534	104,885	(2,351)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	23	$31,771	$32,201	$(430)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	19	24,749	25,551	(802)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	42	57,358	57,368	(10)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	45	61,049	61,712	(663)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	95	129,609	130,392	(783)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	17	23,081	23,197	(116)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	21	28,125	28,612	(487)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	14	18,678	18,898	(220)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	HSBC Bank plc	7	10,029	10,091	(62)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	19	25,664	26,221	(557)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	19	25,388	26,152	(764)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	30	40,953	41,185	(232)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	17	23,097	23,197	(100)
European Union Euro vs. U.S. Dollar, expiring 1/17/14	State Street Bank & Trust	25	34,496	34,709	(213)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Bank of America	64	87,989	87,796	193
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Bank of America	5,672	7,625,776	7,803,165	(177,389)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Bank of America	22	29,632	29,832	(200)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Bank of America	32	43,870	44,024	(154)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Bank of America	33	45,627	45,290	337
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Bank of America	27	37,394	37,577	(183)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Barclays Bank plc	64	87,676	88,048	(372)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	Barclays Bank plc	32	43,969	43,897	72
European Union Euro vs. U.S. Dollar, expiring 5/15/14	HSBC Bank plc	33	45,620	45,288	332
European Union Euro vs. U.S. Dollar, expiring 5/15/14	HSBC Bank plc	21	28,110	28,245	(135)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	HSBC Bank plc	32	44,043	43,897	146
European Union Euro vs. U.S. Dollar, expiring 5/15/14	HSBC Bank plc	32	43,854	44,024	(170)
European Union Euro vs. U.S. Dollar, expiring 5/15/14	State Street Bank & Trust	32	43,855	44,024	(169)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	92,411	82,304	87,326	(5,022)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	302,492	268,012	285,846	(17,834)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	431,265	384,942	407,534	(22,592)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	143,914	$128,289	$135,995	$(7,706)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Bank of America	92,139	81,865	87,069	(5,204)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	110,482	102,251	104,403	(2,152)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	75,596	67,003	71,436	(4,433)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	74,529	68,977	70,428	(1,451)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	44,254	41,213	41,819	(606)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	107,936	96,216	101,996	(5,780)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	1,077,476	962,354	1,018,184	(55,830)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	144,531	128,472	136,578	(8,106)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	36,757	32,731	34,734	(2,003)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	182,677	161,912	172,625	(10,713)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	75,596	67,003	71,436	(4,433)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	41,684	37,185	39,391	(2,206)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	83,332	74,370	78,746	(4,376)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	77,930	71,300	73,642	(2,342)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	29,618	27,011	27,988	(977)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	40,964	38,365	38,710	(345)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Credit Suisse	75,549	70,673	71,392	(719)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Deutsche Bank AG	690,775	616,918	652,763	(35,845)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Deutsche Bank AG	176,409	156,336	166,702	(10,366)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Deutsche Bank AG	287,088	254,296	271,290	(16,994)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Deutsche Bank AG	244,713	218,104	231,247	(13,143)
Korean Won vs. U.S. Dollar, expiring 2/12/14	Deutsche Bank AG	175,020	155,573	165,389	(9,816)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	94,321	83,452	89,131	(5,679)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	36,960	33,738	34,926	(1,188)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	179,398	158,935	169,526	(10,591)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	141,240	125,069	133,468	(8,399)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	128,379	114,433	121,314	(6,881)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	37,141	34,027	35,097	(1,070)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	72,831	66,695	68,823	(2,128)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	72,585	66,397	68,591	(2,194)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	40,347	37,778	38,127	(349)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	69,857	64,995	66,013	(1,018)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	89,889	79,865	84,942	(5,077)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	70,450	66,381	66,573	(192)
Korean Won vs. U.S. Dollar, expiring 2/12/14	HSBC Bank plc	44,304	41,213	41,866	(653)

					(3,149,493)

					$(3,097,237)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$55,661,775	$6,266,558	$77,078		$62,005,411
Consumer Staples	55,180,984	15,135,416	—		70,316,400
Energy	55,642,104	12,301,690	—		67,943,794
Financials	98,188,956	20,585,108	2,338,867		121,112,931
Health Care	70,108,055	—	—		70,108,055
Industrials	34,771,842	7,976,163	—		42,748,005
Information Technology	81,870,326	2,730,090	—		84,600,416
Materials	23,134,835	4,912,811	—		28,047,646
Telecommunication Services	5,287,606	8,758,957	—		14,046,563
Utilities	13,029,326	1,961,767	—	(b)	14,991,093
Corporate Bonds
Consumer Discretionary	—	9,129,293	—	(b)	9,129,293
Energy	—	1,811,277	—		1,811,277
Financials	—	360,109	—		360,109
Industrials	—	2,149,700	—		2,149,700
Information Technology	—	4,032,119	—		4,032,119
Utilities	—	5,537,451	—		5,537,451
Forward Currency Contracts	—	53,501	—		53,501
Futures	3,186,961	—	—		3,186,961
Short-Term Investments	—	18,098,323	—		18,098,323

Total Assets	$496,062,770	$121,800,333	$2,415,945		$620,279,048

Liabilities:
Forward Currency Contracts	$—	$(3,150,738)	$—		$(3,150,738)

Total Liabilities	$—	$(3,150,738)	$—		$(3,150,738)

Total	$496,062,770	$118,649,595	$2,415,945		$617,128,310

(a)	A security with a market value of $171,090 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013.

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	53,501
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,186,961	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,240,462

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013.

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(3,150,738)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(3,150,738)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(1,060,874)	—	(1,060,874)
Credit contracts	—	—	—	—	—
Equity contracts	—	33,216,408	—	—	33,216,408
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$33,216,408	$(1,060,874)	$—	$32,155,534

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(797,139)	—	(797,139)
Credit contracts	—	—	—	—	—
Equity contracts	—	3,475,232	—	—	3,475,232
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,475,232	$(797,139)	$—	$2,678,093

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $54,283,000 and futures contracts with an average notional balance of approximately $133,677,000 during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$19,381		$(19,381)	$—	$—
Barclays Bank plc	5,582		(5,582)	—	—
Credit Suisse	457		(457)	—	—
HSBC Bank plc	6,236		(6,236)	—	—
State Street Bank & Trust	21,845		(2,044)	—	19,801
Exchange Traded Futures & Options Contracts (b)	3,186,961	(c)	—	—	3,186,961

	$3,240,462		$(33,700)	$—	$3,206,762

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$1,865,089		$(19,381)	$—	$1,845,708
Barclays Bank plc	913,300		(5,582)	—	907,718
Credit Suisse	198,165		(457)	—	197,708
Deutsche Bank AG	97,828		—	—	97,828
HSBC Bank plc	74,312		(6,236)	—	68,076
State Street Bank & Trust	2,044		(2,044)	—	—

	$3,150,738		$(33,700)	$—	$3,117,038

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$90,614,589
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$140,275,761

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$215,439,023
Aggregate gross unrealized depreciation	(13,489,889)

Net unrealized appreciation	$201,949,134

Federal income tax cost of investments	$415,089,452

For the year ended December 31, 2013, the Portfolio incurred approximately $6,562 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $94,945,413, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $76,364,252 during 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $408,722,161)	$617,038,586
Cash	128,424,924
Foreign cash (Cost $1,167,737)	1,195,806
Cash held as collateral at broker	6,712,500
Dividends, interest and other receivables	1,456,393
Due from broker for futures variation margin	469,951
Receivable from Separate Accounts for Trust shares sold	303,496
Receivable for securities sold	118,337
Unrealized appreciation on forward foreign currency contracts	53,501
Other assets	2,897

Total assets	755,776,391

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	3,150,738
Payable to Separate Accounts for Trust shares redeemed	688,152
Investment management fees payable	441,184
Administrative fees payable	96,274
Distribution fees payable - Class IB	50,901
Payable for securities purchased	2,084
Distribution fees payable - Class IA	736
Trustees’ fees payable	431
Accrued expenses	131,855

Total liabilities	4,562,355

NET ASSETS	$751,214,036

Net assets were comprised of:
Paid in capital	$663,553,921
Accumulated undistributed net investment income (loss)	2,238,483
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(123,018,290)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	208,439,922

Net assets	$751,214,036

Class IA
Net asset value, offering and redemption price per share, $3,546,889 / 293,992 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.06

Class IB
Net asset value, offering and redemption price per share, $243,038,858 / 20,173,671 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.05

Class K
Net asset value, offering and redemption price per share, $504,628,289 / 41,820,278 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $49,741 foreign withholding tax)	$12,266,535
Interest	2,534,087

Total income	14,800,622

EXPENSES
Investment management fees	5,083,561
Administrative fees	1,122,090
Distribution fees - Class IB	592,522
Printing and mailing expenses	72,431
Custodian fees	65,000
Professional fees	62,927
Trustees’ fees	19,520
Distribution fees - Class IA	8,979
Miscellaneous	17,394

Total expenses	7,044,424

NET INVESTMENT INCOME (LOSS)	7,756,198

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	41,103,715
Futures	33,216,408
Foreign currency transactions	(1,349,437)

Net realized gain (loss)	72,970,686

Change in unrealized appreciation (depreciation) on:
Investments	102,483,934
Futures	3,475,232
Foreign currency translations	(720,289)

Net change in unrealized appreciation (depreciation)	105,238,877

NET REALIZED AND UNREALIZED GAIN (LOSS)	178,209,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$185,965,761

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,756,198	$8,139,713
Net realized gain (loss) on investments, futures and foreign currency transactions	72,970,686	56,117,830
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	105,238,877	26,062,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	185,965,761	90,320,259

DIVIDENDS:
Dividends from net investment income
Class IA	(23,011)	(49,406)
Class IB	(1,587,902)	(3,015,077)
Class K	(4,537,200)	(7,046,341)

TOTAL DIVIDENDS	(6,148,113)	(10,110,824)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 71,187 and 99,703 shares, respectively ]	758,514	904,540
Capital shares issued in reinvestment of dividends [ 1,948 and 5,267 shares, respectively ]	23,011	49,406
Capital shares repurchased [ (164,826) and (99,194) shares, respectively ]	(1,759,571)	(899,840)

Total Class IA transactions	(978,046)	54,106

Class IB
Capital shares sold [ 1,077,700 and 849,600 shares, respectively ]	11,683,550	7,733,807
Capital shares issued in reinvestment of dividends [ 134,647 and 321,981 shares, respectively ]	1,587,902	3,015,077
Capital shares repurchased [ (4,671,076) and (4,203,550) shares, respectively ]	(50,878,571)	(38,100,216)

Total Class IB transactions	(37,607,119)	(27,351,332)

Class K
Capital shares sold [ 1,702,866 and 372,722 shares, respectively ]	18,154,316	3,385,599
Capital shares issued in reinvestment of dividends [ 384,150 and 750,576 shares, respectively ]	4,537,200	7,046,341
Capital shares repurchased [ (6,578,155) and (6,363,512) shares, respectively ]	(73,336,871)	(57,931,238)

Total Class K transactions	(50,645,355)	(47,499,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(89,230,520)	(74,796,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,587,128	5,412,911
NET ASSETS:
Beginning of year	660,626,908	655,213,997

End of year (a)	$751,214,036	$660,626,908

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,238,483	$1,981,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011		2010		2009
Net asset value, beginning of year	$9.40	$8.34	$8.82		$8.03		$6.43

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10 (e)	0.10	(e)	0.15	(aa)(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	2.64	1.09	(0.48)		0.82		1.51

Total from investment operations	2.74	1.19	(0.38)		0.97		1.63

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.10)		(0.18)		(0.03)

Net asset value, end of year	$12.06	$9.40	$8.34		$8.82		$8.03

Total return	29.16%	14.02%	(4.23)%		12.14%		25.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,547	$3,624	$3,169		$479,285		$466,374
Ratio of expenses to average net assets:
After waivers and reimbursements	1.14%	1.15%	0.90%		0.89%		0.94%
After waivers, reimbursements and fees paid indirectly	1.14%	1.15%	0.90%		0.89%		0.83%
Before waivers, reimbursements and fees paid indirectly	1.14%	1.15%	0.91%		0.90%		0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.89%	1.05%	1.10%		1.79	%(bb)	1.58%
After waivers, reimbursements and fees paid indirectly	0.89%	1.05%	1.10%		1.79	%(bb)	1.69%
Before waivers, reimbursements and fees paid indirectly	0.89%	1.05%	1.09%		1.78	%(bb)	1.56%
Portfolio turnover rate	16%	16%	21%		22%		79%

	Year Ended December 31,
Class IB	2013	2012	2011		2010		2009
Net asset value, beginning of year	$9.38	$8.33	$8.80		$8.01		$6.41

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10 (e)	0.11	(e)	0.13	(aa)(e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	2.65	1.08	(0.50)		0.82		1.52

Total from investment operations	2.75	1.18	(0.39)		0.95		1.61

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.08)		(0.16)		(0.01)

Net asset value, end of year	$12.05	$9.38	$8.33		$8.80		$8.01

Total return	29.32%	13.91%	(4.37)%		11.88%		25.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$243,039	$221,751	$222,052		$264,438		$271,945
Ratio of expenses to average net assets:
After waivers and reimbursements	1.14%	1.15%	1.15	%(c)	1.14%		1.19	%(c)
After waivers, reimbursements and fees paid indirectly	1.14%	1.15%	1.15	%(c)	1.14%		1.08%
Before waivers, reimbursements and fees paid indirectly	1.14%	1.15%	1.16	%(c)	1.15%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.90%	1.05%	1.21%		1.58	%(cc)	1.28%
After waivers, reimbursements and fees paid indirectly	0.90%	1.05%	1.21%		1.58	%(cc)	1.39%
Before waivers, reimbursements and fees paid indirectly	0.90%	1.05%	1.20%		1.57	%(cc)	1.26%
Portfolio turnover rate	16%	16%	21%		22%		79%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.40	$8.34	$8.09

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	2.66	1.09	0.27

Total from investment operations	2.78	1.21	0.34

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.09)

Net asset value, end of period	$12.07	$9.40	$8.34

Total return (b)	29.59%	14.31%	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$504,628	$435,252	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.89%	0.90%	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.89%	0.90%	0.88%
Before waivers, reimbursements and fees paid indirectly (a)	0.89%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.15%	1.30%	2.29%
After waivers, reimbursements and fees paid indirectly (a)	1.15%	1.30%	2.29%
Before waivers, reimbursements and fees paid indirectly (a)	1.15%	1.30%	2.29%
Portfolio turnover rate	16%	16%	21%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would 0.99% for income after waiver and reimbursement, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursemments, and fees paid indirectly.

See Notes to Financial Statements.

EQ/NATURAL RESOURCES PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	RBC Global Asset Management (U.S.) Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	4.34%
Portfolio – Class K Shares*	4.58
MSCI World Commodity Producers (Net) Index	4.51
* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.34% for the period ended December 31, 2013. The Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, returned 4.51% over the same period.

Portfolio Highlights

For the period ended December 31, 2013

What helped performance during the period:

•

Stock selection in the Oil, Gas & Consumable Fuels industry was the biggest positive contributor to performance. The Energy stocks in the Portfolio performed well, led by gains in North American exploration and production companies with attractive assets such as EOG Resources, Inc. and Continental Resources, Inc., which are taking advantage of new hydraulic fracturing technologies to extract oil and gas from untapped shale deposits.

•

Stock selection in the Chemicals sub-sector was good. The Portfolio was underweight fertilizer producers such as Potash Corp. of Saskatchewan, Inc., Agrium, Inc. and Mosaic, Co., which underperformed following the breakdown of the Asian potash cartel and weakness in crop prices. Meanwhile, holdings in LyondellBasell Industries N.V. and other petrochemical producers performed well as these companies continue to benefit from cheap North American natural gas feedstock prices.

•	The Portfolio’s underweight to Metals & Mining stocks added value from a sector allocation perspective.

What hurt performance during the period:

•

Stock selection in the Metals & Mining industry detracted from performance. Within this sub-sector, a smaller-cap bias and overweight allocation to gold stocks were the key reasons for this underperformance.

•	Stock selection in the Energy, Equipment & Services Group detracted from performance. Within this group, Portfolio holdings in offshore service providers such as Cameron International underperformed.

Portfolio Positioning and Outlook — RBC Global Asset Management (U.S.) Inc.

At year end, the Portfolio was overweight Energy stocks as slower economic activity in China is expected by us to have a bigger negative impact on demand for base metals and bulk commodities than for energy. Within Energy we were overweight oil services companies as we expect vast amounts of capital to be spent over the next five years in both offshore deep wells and capital-intensive onshore unconventional energy. We also had a significant above benchmark allocation to oil & gas exploration and production companies that we believe will be able to grow their production or reserves on a per share basis over time. In Materials, the Portfolio was underweight metals and mining companies given the struggles the sector is having in producing attractive returns on capital. We have also invested in a selection of chemical producers that we expect to benefit from low North American natural gas prices or strong U.S. economic growth.

While we expect Chinese growth to moderate, we anticipate a pick-up in global industrial growth to support the demand for commodities. We are closely monitoring the impact of new mine supply in copper, nickel and iron ore in 2014-2015. Within each sector, our preference is for companies that are managing balance sheets prudently and focusing on growth projects with good visibility and attractive returns on capital. We believe mining and energy companies need to demonstrate better returns on invested capital in order for valuation multiples to rise and support a period of resource stock outperformance.

Sector Weightings as of December 31, 2013	% of Net Assets
Energy	68.0%
Materials	29.7
Consumer Staples	1.0
Cash and Other	1.3

100.0%

EQ/NATURAL RESOURCES PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,141.63	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.63	5.63
Class K
Actual	1,000.00	1,142.94	4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.11% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Chemicals (9.6%)
Commodity Chemicals (0.7%)
LyondellBasell Industries N.V., Class A	1,868	$149,963

Diversified Chemicals (1.1%)
Akzo Nobel N.V.	800	62,006
Dow Chemical Co.	1,500	66,600
FMC Corp.	1,282	96,739

		225,345

Fertilizers & Agricultural Chemicals (4.7%)
Agrium, Inc.	637	58,270
CF Industries Holdings, Inc.	447	104,169
Israel Chemicals Ltd.	1,919	15,990
Israel Corp., Ltd.*	12	6,315
K+S AG (Registered)	742	22,840
Monsanto Co.	2,925	340,908
Mosaic Co.	1,281	60,553
Potash Corp. of Saskatchewan, Inc.	3,785	124,783
Syngenta AG (Registered)	402	160,069
Yara International ASA	780	33,565

		927,462

Industrial Gases (0.9%)
Linde AG	300	62,753
Praxair, Inc.	972	126,389

		189,142

Specialty Chemicals (2.2%)
Celanese Corp.	960	53,098
Croda International plc	900	36,618
Cytec Industries, Inc.	400	37,264
Ecolab, Inc.	856	89,255
International Flavors & Fragrances, Inc.	600	51,588
Sherwin-Williams Co.	500	91,749
Shin-Etsu Chemical Co., Ltd.	700	40,813
Sigma-Aldrich Corp.	451	42,399

		442,784

Total Chemicals		1,934,696

Construction Materials (0.6%)
Construction Materials (0.6%)
Cemex S.A.B. de C.V. (ADR)*	8,100	95,823
HeidelbergCement AG	300	22,761

Total Construction Materials		118,584

Containers & Packaging (0.3%)
Metal & Glass Containers (0.3%)
Owens-Illinois, Inc.*	1,936	69,270

Total Containers & Packaging		69,270

Energy Equipment & Services (2.7%)
Oil & Gas Drilling (0.4%)
Hercules Offshore, Inc.*	3,200	20,896
Patterson-UTI Energy, Inc.	2,400	60,768

		81,664

Oil & Gas Equipment & Services (2.3%)
Halliburton Co.	5,137	$260,702
Hornbeck Offshore Services, Inc.*	700	34,461
Mullen Group Ltd.	893	23,867
National Oilwell Varco, Inc.	700	55,670
Oceaneering International, Inc.	300	23,664
Schlumberger Ltd.	5	451
ShawCor Ltd.	478	19,116
Superior Energy Services, Inc.*	1,300	34,593

		452,524

Total Energy Equipment & Services		534,188

Food Products (1.0%)
Agricultural Products (1.0%)
Archer-Daniels-Midland Co.	2,840	123,256
Bunge Ltd.	635	52,140
Golden Agri-Resources Ltd.	29,884	12,906
Wilmar International Ltd.	8,046	21,805

Total Food Products		210,107

Metals & Mining (17.9%)
Aluminum (0.4%)
Alcoa, Inc.	4,607	48,972
Alumina Ltd.*	10,929	10,881
Norsk Hydro ASA	5,793	25,855

		85,708

Diversified Metals & Mining (11.8%)
Anglo American plc	6,006	131,282
Antofagasta plc	1,699	23,183
BHP Billiton Ltd.	15,435	574,994
BHP Billiton plc	12,390	383,467
Boliden AB	1,178	18,031
Capstone Mining Corp.*	13,600	38,409
First Quantum Minerals Ltd.	6,418	115,642
Freeport-McMoRan Copper & Gold, Inc.	4,471	168,736
Glencore Xstrata plc*	45,907	237,714
Iluka Resources Ltd.	1,804	13,901
Lundin Mining Corp.*	12,605	54,585
Mawson West Ltd.*	10	5
Mitsubishi Materials Corp.	4,097	15,095
Rio Tinto Ltd.	1,878	114,329
Rio Tinto plc	6,565	370,657
Sumitomo Metal Mining Co., Ltd.	1,917	25,066
Teck Resources Ltd., Class B	2,442	63,564
Turquoise Hill Resources Ltd.*	3,467	11,456

		2,360,116

Gold (2.5%)
Agnico Eagle Mines Ltd.	745	19,659
B2Gold Corp.*	12,410	25,468
Barrick Gold Corp.	5,067	89,249
Eldorado Gold Corp.	7,050	40,020
Franco-Nevada Corp.	1,333	54,324
Goldcorp, Inc.	3,548	76,956
Kinross Gold Corp.	4,920	21,537
New Gold, Inc.*	2,164	11,327
Newcrest Mining Ltd.	3,302	22,997
Newmont Mining Corp.	2,144	49,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Osisko Mining Corp.*	6,600	$29,264
Randgold Resources Ltd.	378	23,723
Sulliden Gold Corp. Ltd.*	24,000	16,267
Yamana Gold, Inc.	3,243	27,965

		508,132

Precious Metals & Minerals (0.3%)
Fresnillo plc	794	9,802
Silver Wheaton Corp.	2,929	59,145

		68,947

Steel (2.9%)
ArcelorMittal S.A.	4,355	77,706
Daido Steel Co., Ltd.	1,033	5,120
Fortescue Metals Group Ltd.	6,706	34,849
Hitachi Metals Ltd.	703	9,920
JFE Holdings, Inc.	2,100	49,893
Kobe Steel Ltd.*	10,134	17,321
Maruichi Steel Tube Ltd.	271	6,835
Nippon Steel & Sumitomo Metal Corp.	31,869	106,523
Nucor Corp.	3,145	167,879
ThyssenKrupp AG*	1,662	40,447
United States Steel Corp.	1,000	29,500
Voestalpine AG	483	23,210
Yamato Kogyo Co., Ltd.	252	8,040

		577,243

Total Metals & Mining		3,600,146

Oil, Gas & Consumable Fuels (65.3%)
Coal & Consumable Fuels (0.5%)
Cameco Corp.	1,704	35,355
CONSOL Energy, Inc.	986	37,508
Peabody Energy Corp.	1,163	22,713

		95,576

Integrated Oil & Gas (40.2%)
BG Group plc	14,716	316,187
BP plc	81,597	659,456
Cenovus Energy, Inc.	3,306	94,613
Chevron Corp.	10,335	1,290,945
Eni S.p.A.	10,959	263,684
Exxon Mobil Corp.	21,635	2,189,463
Galp Energia SGPS S.A., Class B	1,495	24,505
Hess Corp.	2,032	168,656
Husky Energy, Inc.	1,483	47,048
Imperial Oil Ltd.	1,278	56,594
Murphy Oil Corp.	782	50,736
Occidental Petroleum Corp.	3,521	334,847
OMV AG	635	30,391
Origin Energy Ltd.	4,730	59,423
Repsol S.A.	3,647	91,915
Royal Dutch Shell plc, Class A	27,436	1,003,774
Statoil ASA	4,808	116,528
Suncor Energy, Inc. (Toronto Exchange)	14,803	518,959
Total S.A.	11,865	726,849

		8,044,573

Oil & Gas Exploration & Production (23.3%)
Anadarko Petroleum Corp.	4,691	$372,091
Apache Corp.	1,678	144,207
ARC Resources Ltd.	1,344	37,413
Athabasca Oil Corp.*	1,380	8,418
Baytex Energy Corp.	535	20,972
Cabot Oil & Gas Corp.	5,216	202,172
Canadian Natural Resources Ltd.	8,435	285,388
Canadian Oil Sands Ltd.	2,088	39,273
Caracal Energy, Inc.*	3,967	29,036
Chesapeake Energy Corp.	2,294	62,259
Cimarex Energy Co.	373	39,131
Cobalt International Energy, Inc.*	1,240	20,398
Concho Resources, Inc.*	1,525	164,700
ConocoPhillips Co.	5,055	357,137
Continental Resources, Inc.*	1,499	168,667
Crescent Point Energy Corp.	1,673	64,967
Denbury Resources, Inc.*	1,607	26,403
Devon Energy Corp.	1,662	102,828
Donnycreek Energy, Inc.*	15,600	33,924
Encana Corp.	3,179	57,400
Energen Corp.	312	22,074
Enerplus Corp.	863	15,680
EOG Resources, Inc.	3,003	504,025
EQT Corp.	2,359	211,791
Goodrich Petroleum Corp.*	1,600	27,232
Gran Tierra Energy, Inc.*	15,787	115,179
INPEX Corp.	3,780	48,385
Japan Petroleum Exploration Co.	204	7,719
Kelt Exploration Ltd.*	1,750	15,486
Lundin Petroleum AB*	3,417	66,620
Marathon Oil Corp.	3,057	107,912
MEG Energy Corp.*	622	17,924
Noble Energy, Inc.	2,347	159,854
Pacific Rubiales Energy Corp.	1,324	22,859
Paramount Resources Ltd., Class A*	1,198	43,849
Pengrowth Energy Corp.	2,230	13,793
Penn West Petroleum Ltd.	2,089	17,444
Peyto Exploration & Development Corp.	609	18,638
Pioneer Natural Resources Co.	1,478	272,055
QEP Resources, Inc.	773	23,692
Range Resources Corp.	1,935	163,140
Santos Ltd.	4,168	54,447
SM Energy Co.	600	49,866
Southwestern Energy Co.*	1,515	59,585
Talisman Energy, Inc.	4,457	51,818
Tourmaline Oil Corp.*	2,086	87,780
Trilogy Energy Corp.	900	23,384
Tullow Oil plc	3,918	55,473
Vermilion Energy, Inc.	416	24,418
Whiting Petroleum Corp.*	512	31,677
Woodside Petroleum Ltd.	2,840	98,644

		4,669,227

Oil & Gas Refining & Marketing (1.1%)
Keyera Corp.	1,300	78,239
Marathon Petroleum Corp.	300	27,519
Valero Energy Corp.	2,300	115,920

		221,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Oil & Gas Storage & Transportation (0.2%)
Pembina Pipeline Corp.	1,400	$49,318

Total Oil, Gas & Consumable Fuels		13,080,372

Paper & Forest Products (1.3%)
Forest Products (0.5%)
West Fraser Timber Co., Ltd.	1,027	100,162

Paper Products (0.8%)
International Paper Co.	1,825	89,479
Oji Holdings Corp.	2,923	14,961
Stora Enso Oyj, Class R	2,371	23,795
UPM-Kymmene Oyj	2,278	38,484

		166,719

Total Paper & Forest Products		266,881

Total Common Stocks (98.7%) (Cost $19,040,756)		19,814,244

	Number of Rights	Value (Note 1)
RIGHTS:
Oil, Gas & Consumable Fuels (0.0%)
Integrated Oil & Gas (0.0%)
Repsol S.A., expiring 1/9/14 (Cost $—)*	3,647	2,489

Total Investments (98.7%) (Cost $19,040,756)		$19,816,733
Other Assets Less Liabilities (1.3%)		252,914

Net Assets (100%)		$20,069,647

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	4.9%
Austria	0.3
Canada	14.8
Colombia	0.1
Finland	0.3
France	3.6
Germany	0.7
Israel	0.1
Italy	1.3
Japan	1.8
Luxembourg	0.4
Mexico	0.5
Netherlands	5.3
Norway	0.9
Portugal	0.1
Singapore	0.2
Spain	0.5
Sweden	0.4
Switzerland	2.0
United Kingdom	10.0
United States	50.5
Cash and Other	1.3

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$175,396	$34,711	$—	$210,107
Energy	9,961,524	3,653,036	—	13,614,560
Materials	3,170,066	2,819,511	—	5,989,577
Rights
Energy	—	2,489	—	2,489

Total Assets	$13,306,986	$6,509,747	$—	$19,816,733

Total Liabilities	$—	$—	$—	$—

Total	$13,306,986	$6,509,747	$—	$19,816,733

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Level 1, 2 or 3 during the period ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$–	*
Foreign exchange contracts	Receivables	–
Credit contracts	Receivables	–
Equity contracts	Receivables, Net Assets - Unrealized appreciation	– *
Commodity contracts	Receivables	–
Other contracts	Receivables	–

Total		$–

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$–	*
Foreign exchange contracts	Payables	–
Credit contracts	Payables	–
Equity contracts	Payables, Net Assets - Unrealized depreciation	– *
Commodity contracts	Payables	–
Other contracts	Payables	–

Total		$–

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	186	—	186
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$186	$—	$186

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

^ This Portfolio held forward foreign currency contracts as hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $36,000 for one month during the period ended December 31, 2013.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$23,561,975
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,316,952

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,568,052
Aggregate gross unrealized depreciation	(818,375)

Net unrealized appreciation	$749,677

Federal income tax cost of investments	$19,067,056

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $162,836 for Short Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $19,040,756)	$19,816,733
Cash	248,296
Foreign cash (Cost $33,416)	33,580
Receivable for securities sold	57,781
Dividends, interest and other receivables	13,051
Receivable from Separate Accounts for Trust shares sold	11,545
Receivable from investment manager	7,770
Deferred offering cost	2,031
Other assets	802

Total assets	20,191,589

LIABILITIES
Payable for securities purchased	96,874
Distribution fees payable - Class IB	615
Trustees’ fees payable	19
Payable to Separate Accounts for Trust shares redeemed	17
Accrued expenses	24,417

Total liabilities	121,942

NET ASSETS	$20,069,647

Net assets were comprised of:
Paid in capital	$19,502,927
Accumulated undistributed net investment income (loss)	(6,415)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(203,030)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	776,165

Net assets	$20,069,647

Class IB
Net asset value, offering and redemption price per share, $3,000,517 / 291,101 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

Class K
Net asset value, offering and redemption price per share, $17,069,130 / 1,655,952 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends (net of $20,942 foreign withholding tax)	$367,252
Interest	512

Total income	367,764

EXPENSES
Administrative fees	85,396
Investment management fees	77,210
Professional fees	36,271
Custodian fees	33,000
Offering costs	16,980
Printing and mailing expenses	13,477
Distribution fees - Class IB	5,765
Trustees’ fees	377
Miscellaneous	11,106

Gross expenses	279,582
Less: Waiver from investment manager	(154,482)

Net expenses	125,100

NET INVESTMENT INCOME (LOSS)	242,664

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(200,204)
Foreign currency transactions	(6,290)

Net realized gain (loss)	(206,494)

Change in unrealized appreciation (depreciation) on:
Investments	775,977
Foreign currency translations	188

Net change in unrealized appreciation (depreciation)	776,165

NET REALIZED AND UNREALIZED GAIN (LOSS)	569,671

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$812,335

*	The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$242,664
Net realized gain (loss) on investments and foreign currency transactions	(206,494)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	776,165

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	812,335

DIVIDENDS:
Dividends from net investment income
Class IB	(34,486)
Class K	(233,456)

TOTAL DIVIDENDS	(267,942)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 291,274 shares ]	2,907,882
Capital shares issued in reinvestment of dividends [ 3,451 shares ]	34,486
Capital shares repurchased [ (3,624) shares ]	(34,712)

Total Class IB transactions	2,907,656

Class K
Capital shares sold [ 1,735,360 shares ]	17,402,033
Capital shares issued in reinvestment of dividends [ 23,368 shares ]	233,456
Capital shares repurchased [ (102,776) shares ]	(1,017,891)

Total Class K transactions	16,617,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,525,254

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,069,647
NET ASSETS:
Beginning of period	—

End of period (a)	$20,069,647

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,415)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/NATURAL RESOURCES PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.30

Total from investment operations	0.43

Less distributions:
Dividends from net investment income	(0.12)

Net asset value, end of period	$10.31

Total return (b)	4.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,001
Ratio of expenses to average net assets:
After waivers (a)	1.10%
Before waivers (a)	2.19%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.51	%(l)
Before waivers (a)	0.41	%(l)
Portfolio turnover rate (z)	28%

Class K	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.29

Total from investment operations	0.45

Less distributions:
Dividends from net investment income	(0.14)

Net asset value, end of period	$10.31

Total return (b)	4.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,069
Ratio of expenses to average net assets:
After waivers (a)	0.85%
Before waivers (a)	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.77	%(l)
Before waivers (a)	0.70	%(l)
Portfolio turnover rate (z)	28%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	26.33%	17.47%	6.15%
Portfolio – Class IB Shares*	26.33	17.29	5.96
MSCI World (Net) Index	26.68	15.02	4.97
* Date of inception 8/31/06. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.33% for the year ended December 31, 2013. The Portfolio’s benchmark, the MSCI World (Net) Index, returned 26.68% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

The leading individual contributor to performance was Airbus Group NV, previously named European Aeronautic Defence & Space Co., which makes Airbus airplanes and is one of the leading defense companies in Europe. The market for larger airplanes above 150 seats is a duopoly comprising Boeing and Airbus. Persistently high fuel prices combined with the increase in travel demand from emerging markets has made a good environment for growth in new, more fuel efficient, aircraft sales.

•

KDDI Corp. is a Japanese telecommunications firm that offers fixed line and mobile telephony, and digital TV. The company has been gaining share with a “triple play” offering and the company began to wind down a large scale investment phase, improving business economics.

•

WellPoint, Inc. is a North American health insurance company. The early concern that the Patient Protection and Affordable Care Act (also known as “Obamacare”) would supplant the private insurance market has not come to pass. The early indications from discussions around the health exchanges, both public and private, seem less negative than most were imagining, and this has been a plus for the stock.

•	The Walt Disney Co. is the world’s largest entertainment company. The company’s major investments in a new cruise ship and multiple amusement park upgrades in 2012 have started to pay off.

What hurt performance during the year:

•

Fusion-io, Inc. produces flash-enabled server accelerator cards, which allow servers to better process information in real-time. The company also has a unique software portfolio that may obviate the traditional disk array model for storage. The stock experienced volatility due partly to a management transition and detracted from Portfolio performance.

•

DLF Ltd. is the largest and highest-quality real estate developer in the National Capital Region (NCR) of India. Tightening monetary policy and the weaker Indian Rupee have served to hurt near-term real estate demand, leading to a decline in performance.

•

ICICI Bank Ltd. faced similar problems this period. Rising rates have led to worries about worsening non-performing loans and a slowdown in the economy that would hurt loan growth, neither of which helps earnings.

•	BM&F Bovespa SA is involved in the operation of the Sao Paulo Stock Exchange. In a volatile environment for emerging markets, BM&F Bovespa experienced declines.

•

Technip SA is a global oil service company that suffered from investors’ negative read-through of competitor Saipem’s poor results. Technip, by contrast, announced results in line with analyst expectations, but investors’ caution on the sector led to the sell-off.

Portfolio Positioning and Outlook

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary and Industrials. The Portfolio was underweight all other sectors of the benchmark. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Sweden, Spain and India, with its most significant underweight positions in the United Kingdom, the United States, Canada and Australia. Despite being underweight the United States relative to the benchmark, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	24.3%
Financials	20.2
Consumer Discretionary	14.8
Health Care	13.4
Industrials	12.6
Consumer Staples	6.0
Energy	3.0
Telecommunication Services	1.5
Materials	1.3
Utilities	0.2
Cash and Other	2.7

100.0%

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,172.05	$6.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class IB
Actual	1,000.00	1,171.22	6.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.25% and 1.25%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (2.9%)
AMBEV S.A. (ADR)	118,400	$870,240
BM&F Bovespa S.A.	168,000	787,572
Embraer S.A. (ADR)	33,216	1,068,891
Itau Unibanco Holding S.A. (Preference) (ADR)	72,947	989,891

		3,716,594

Denmark (0.4%)
FLSmidth & Co. A/S	10,133	553,295

Finland (0.2%)
Fortum Oyj	11,012	251,931

France (8.2%)
Airbus Group N.V.	41,729	3,203,862
Kering	9,924	2,097,698
LVMH Moet Hennessy Louis Vuitton S.A.	12,651	2,307,768
Societe Generale S.A.	16,654	967,299
Technip S.A.	19,831	1,905,886

		10,482,513

Germany (11.2%)
Allianz SE (Registered)	12,235	2,194,011
Bayer AG (Registered)	13,948	1,956,243
Bayerische Motoren Werke (BMW) AG (Preference)	29,058	2,482,053
Deutsche Bank AG (Registered)	39,836	1,900,273
Linde AG	5,918	1,237,899
SAP AG	32,248	2,764,294
Siemens AG (Registered)	13,828	1,888,812

		14,423,585

India (3.0%)
DLF Ltd.	336,013	905,559
ICICI Bank Ltd. (ADR)	40,583	1,508,470
Infosys Ltd.	12,053	679,210
Zee Entertainment Enterprises Ltd.	167,237	747,842

		3,841,081

Ireland (0.8%)
Shire plc	21,788	1,028,997

Italy (2.0%)
Brunello Cucinelli S.p.A.	3,482	123,731
Gtech Spa	18,056	550,446
Prysmian S.p.A.	28,394	730,843
Tod’s S.p.A.	6,711	1,120,804

		2,525,824

Japan (9.1%)
Dai-ichi Life Insurance Co., Ltd.	87,763	1,464,245
FANUC Corp.	4,782	874,119
KDDI Corp.	32,349	1,987,447
Keyence Corp.	4,489	1,918,194
Kyocera Corp.	17,640	879,404
Murata Manufacturing Co., Ltd.	22,517	1,997,045
Nidec Corp.	12,482	1,220,820
Sumitomo Mitsui Financial Group, Inc.	25,244	1,299,235

		11,640,509

Mexico (1.8%)
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	13,252	$1,296,973
Grupo Televisa S.A.B. (ADR)	34,981	1,058,525

		2,355,498

Russia (0.3%)
Alrosa AO†	346,398	376,020

Spain (3.9%)
Banco Bilbao Vizcaya Argentaria S.A.	135,680	1,670,189
Inditex S.A.	14,068	2,318,531
Repsol S.A.	40,031	1,008,894

		4,997,614

Sweden (4.4%)
Assa Abloy AB, Class B	41,645	2,200,140
Telefonaktiebolaget LM Ericsson, Class B	287,121	3,504,279

		5,704,419

Switzerland (5.8%)
Credit Suisse Group AG (Registered)*	39,777	1,215,985
Nestle S.A. (Registered)	18,480	1,352,776
Roche Holding AG	5,203	1,453,492
Transocean Ltd.	19,340	955,783
UBS AG (Registered)*	133,260	2,527,615

		7,505,651

Taiwan (0.9%)
Taiwan Semiconductor Manufacturing Co., Ltd.	309,709	1,096,324

United Kingdom (3.2%)
Prudential plc	97,908	2,172,552
Unilever plc	46,548	1,913,155

		4,085,707

United States (39.2%)
3M Co.	12,647	1,773,742
Adobe Systems, Inc.*	36,150	2,164,662
Aetna, Inc.	29,242	2,005,709
Allergan, Inc.	8,436	937,071
Altera Corp.	60,367	1,963,739
Biogen Idec, Inc.*	2,440	682,590
Celldex Therapeutics, Inc.*	18,920	458,053
Citigroup, Inc.	27,986	1,458,350
Colgate-Palmolive Co.	35,023	2,283,850
eBay, Inc.*	45,397	2,491,841
Emerson Electric Co.	17,698	1,242,046
Facebook, Inc., Class A*	27,235	1,488,665
Fidelity National Financial, Inc., Class A	27,838	903,343
Fusion-io, Inc.*	44,212	393,929
Gilead Sciences, Inc.*	21,155	1,589,798
Goldman Sachs Group, Inc.	7,748	1,373,410
Google, Inc., Class A*	3,107	3,482,046
Intuit, Inc.	26,355	2,011,414
Juniper Networks, Inc.*	46,172	1,042,102
Maxim Integrated Products, Inc.	58,219	1,624,892
McDonald’s Corp.	16,950	1,644,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

McGraw Hill Financial, Inc.	33,384	$2,610,629
Medivation, Inc.*	5,693	363,327
Microsoft Corp.	45,156	1,690,189
St. Jude Medical, Inc.	11,912	737,948
Theravance, Inc.*	24,584	876,420
Tiffany & Co.	19,232	1,784,345
United Parcel Service, Inc., Class B	13,858	1,456,199
Vertex Pharmaceuticals, Inc.*	15,418	1,145,557
Walt Disney Co.	35,837	2,737,947
WellPoint, Inc.	29,505	2,725,967
Zimmer Holdings, Inc.	13,696	1,276,330

		50,420,769

Total Common Stocks (97.3%) (Cost $84,432,237)		125,006,331

	Number of Rights	Value (Note 1)

RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	40,031	$27,315

Total Investments (97.3%) (Cost $84,432,237)		125,033,646
Other Assets Less Liabilities (2.7%)		3,490,335

Net Assets (100%)		$128,523,981

*	Non-income producing.
†	Securities (totaling $376,020 or 0.3% of net assets) at fair value by management.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$7,225,476	$11,748,873	$—	$18,974,349
Consumer Staples	4,451,063	3,265,931	—	7,716,994
Energy	955,783	2,914,780	—	3,870,563
Financials	9,631,665	16,316,963	—	25,948,628
Health Care	12,798,770	4,438,732	—	17,237,502
Industrials	5,540,878	10,671,891	—	16,212,769
Information Technology	18,353,479	12,838,750	—	31,192,229
Materials	—	1,237,899	376,020	1,613,919
Telecommunication Services	—	1,987,447	—	1,987,447
Utilities	—	251,931	—	251,931
Rights
Energy	—	27,315	—	27,315

Total Assets	$58,957,114	$65,700,512	$376,020	$125,033,646

Total Liabilities	$—	$—	$—	$—

Total	$58,957,114	$65,700,512	$376,020	$125,033,646

(a)	A security with a market value of $787,572 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to securities no longer using fair value factors based on third party vendor modeling tools.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	934	—	934
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$934	$—	$934

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $0 during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$79,655,009
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$93,695,107

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,036,702
Aggregate gross unrealized depreciation	(2,098,340)

Net unrealized appreciation	$39,938,362

Federal income tax cost of investments	$85,095,284

For the year ended December 31, 2013, the Portfolio incurred approximately $2,662 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $18,573,234 of which $4,456,246 expires in the year 2016, $11,003,618 expires in the year 2017 and $3,113,370 expires in the year 2018.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $1,483,610 for Short Term and $3,546,817 for Long Term during 2013.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $1,449,196 for Short Term losses and $7,361,030 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $84,432,237)	$125,033,646
Cash	2,902,076
Dividends, interest and other receivables	713,970
Receivable from Separate Accounts for Trust shares sold	178,380
Other assets	1,920

Total assets	128,829,992

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	140,698
Investment management fees payable	72,019
Administrative fees payable	20,690
Distribution fees payable - Class IB	19,603
Distribution fees payable - Class IA	6,675
Accrued expenses	46,326

Total liabilities	306,011

NET ASSETS	$128,523,981

Net assets were comprised of:
Paid in capital	$115,842,005
Accumulated undistributed net investment income (loss)	97,194
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(28,046,508)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	40,631,290

Net assets	$128,523,981

Class IA
Net asset value, offering and redemption price per share, $33,090,169 / 2,341,574 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.13

Class IB
Net asset value, offering and redemption price per share, $95,433,812 / 6,755,099 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $526,412 foreign withholding tax)	$6,678,267
Interest	4,333

Total income	6,682,600

EXPENSES
Investment management fees	2,858,093
Distribution fees - Class IB	691,075
Administrative fees	335,188
Custodian fees	95,500
Distribution fees - Class IA	61,053
Professional fees	52,454
Printing and mailing expenses	30,755
Trustees’ fees	9,578
Miscellaneous	12,359

Gross expenses	4,146,055
Less: Waiver from investment manager	(383,246)

Net expenses	3,762,809

NET INVESTMENT INCOME (LOSS)	2,919,791

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	95,602,371
Foreign currency transactions	(144,303)

Net realized gain (loss)	95,458,068

Change in unrealized appreciation (depreciation) on:
Investments (net of India tax of $18,786 on unrealized depreciation on investments)	(32,398,120)
Foreign currency translations	23,839

Net change in unrealized appreciation (depreciation)	(32,374,281)

NET REALIZED AND UNREALIZED GAIN (LOSS)	63,083,787

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,003,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,919,791	$3,298,939
Net realized gain (loss) on investments and foreign currency transactions	95,458,068	(7,022,010)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(32,374,281)	73,455,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,003,578	69,732,376

DIVIDENDS:
Dividends from net investment income
Class IA	(675,036)	(171,043)
Class IB	(1,981,890)	(3,125,767)

TOTAL DIVIDENDS	(2,656,926)	(3,296,810)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,177,077 and 876,769 shares, respectively ]	15,323,358	9,191,316
Capital shares issued in reinvestment of dividends [ 49,130 and 14,964 shares, respectively ]	675,036	171,043
Capital shares repurchased [ (768,287) and (361,658) shares, respectively ]	(9,595,632)	(3,784,192)

Total Class IA transactions	6,402,762	5,578,167

Class IB
Capital shares sold [ 5,214,208 and 5,422,720 shares, respectively ]	64,288,018	56,682,326
Capital shares issued in reinvestment of dividends [ 144,285 and 273,477 shares, respectively ]	1,981,890	3,125,767
Capital shares repurchased [ (6,139,904) and (5,576,742) shares, respectively ]	(76,244,906)	(58,031,915)
Capital shares repurchased in-kind (Note 9)[ (26,958,710) and 0 shares, respectively ]	(346,911,891)	—

Total Class IB transactions	(356,886,889)	1,776,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(350,484,127)	7,354,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	(287,137,475)	73,789,911
NET ASSETS:
Beginning of year	415,661,456	341,871,545

End of year (a)	$128,523,981	$415,661,456

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$97,194	$(21,368)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011		2010	2009
Net asset value, beginning of year	$11.43	$9.57	$10.56		$9.22	$6.68

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.09 (e)	0.10	(e)	0.08 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.92	1.86	(0.99)		1.34	2.53

Total from investment operations	3.00	1.95	(0.89)		1.42	2.61

Less distributions:
Dividends from net investment income	(0.30)	(0.09)	(0.10)		(0.08)	(0.07)

Net asset value, end of year	$14.13	$11.43	$9.57		$10.56	$9.22

Total return	26.33%	20.39%	(8.39)%		15.43%	39.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,090	$21,522	$12,952		$7,096	$3,729
Ratio of expenses to average net assets:
After waivers	1.25%	1.32%	1.10%		1.10%	1.10%
Before waivers	1.42%	1.36%	1.11%		1.10%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	0.59%	0.85%	0.97%		0.79%	1.03%
Before waivers	0.42%	0.80%	0.96%		0.79%	0.98%
Portfolio turnover rate	27%	21%	18%		22%	19%

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$11.43	$9.57	$10.56		$9.22	$6.68

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.09 (e)	0.08	(e)	0.06 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.87	1.86	(0.99)		1.33	2.53

Total from investment operations	3.00	1.95	(0.91)		1.39	2.59

Less distributions:
Dividends from net investment income	(0.30)	(0.09)	(0.08)		(0.05)	(0.05)

Net asset value, end of year	$14.13	$11.43	$9.57		$10.56	$9.22

Total return	26.33%	20.39%	(8.62)%		15.14%	38.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$95,434	$394,139	$328,920		$284,489	$188,613
Ratio of expenses to average net assets:
After waivers	1.25%	1.32%	1.35%		1.35%	1.35%
Before waivers	1.37%	1.36%	1.36	%(c)	1.35%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers	1.00%	0.88%	0.80%		0.59%	0.75%
Before waivers	0.88%	0.83%	0.80%		0.59%	0.71%
Portfolio turnover rate	27%	21%	18%		22%	19%
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	(5.90)%
Portfolio – Class K Shares*	(5.69)
Barclays World Government Inflation-Linked Bond Index	(5.69)

* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.90)% for the period ended December 31, 2013. The Portfolio’s benchmark, the Barclays World Government Inflation-linked Bond Index, returned (5.69)% over the same period.

Portfolio Highlights

For the period February 8, 2013 — December 31, 2013

What helped performance during the period:

•	Short exposure to the long end of the nominal yield curve aided performance as longer-dated yields rose.

•	An underweight in French inflation-linked bonds was beneficial, as breakeven inflation levels narrowed.

•	Exposure to Italian inflation-linked Bonds (ILBs), which benefited from a significant decline in real yields, helped performance for the year.

What hurt performance during the period:

•	A focus on the intermediate portion of the U.S. real yield curve was detrimental, as rates rose in this maturity range.

•	Exposure to select emerging market currencies, such as the Brazilian real and Mexican peso, which depreciated versus the U.S. dollar, detracted from performance.

Portfolio Positioning and Outlook

PIMCO has become modestly more optimistic about the outlook for global growth, expecting 2.5-3.0 percent next year. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest to us that inflation will remain contained.

At period end, Portfolio positioning was concentrated in the front end of the yield curve, where we see superior opportunities for roll-down and price appreciation, as we believe market expectations for rate increases are unlikely to be met. We were underweight the long end of the yield curve as we believe longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. The Portfolio was underweight exposure to corporate credit, as we currently see more favorable risk-adjusted returns in other spread sectors, such as non-Agency mortgages, select emerging markets and municipal bonds. The Portfolio held long-dated TIPS, as we believe inflation protection is attractively priced.

Portfolio Characteristics As of December 31, 2013
Weighted Average Life (Years)	11.51
Weighted Average Coupon (%)	0.89
Weighted Average Modified Duration (Years)*	9.78
Weighted Average Rating	AAA
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	91.6%
Corporate Bonds	0.5
Cash and Other	7.9

Total	100.0%

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$983.25	$5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.12
Class K
Actual	1,000.00	984.43	3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.40	3.84

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bond (0.5%)
Financials (0.5%)
Real Estate Management & Development (0.5%)
Deutsche Annington Finance B.V.
3.200%, 10/2/17§		$100,000	$101,186

Total Financials			101,186

Total Corporate Bonds			101,186

Government Securities (91.6%)
Foreign Governments (44.2%)
Australia Government Bond
5.500% 4/21/23	AUD	100,000	98,642
Autonomous Community of Catalonia
4.750% 6/4/18	EUR	100,000	137,472
Autonomous Community of Valencia Spain
4.375% 7/16/15		100,000	136,398
Canadian Government Bond
6.306% 12/1/21	CAD	296,110	354,479
1.500% 12/1/44		106,401	105,602
Denmark Government Bond
0.103% 11/15/23	DKK	2,169,363	383,837
France Government Bond
1.191% 7/25/22	EUR	494,451	712,622
1.973% 7/25/27		53,311	81,459
France Government Bond OAT
0.258% 7/25/18		207,454	290,152
Italy Buoni Poliennali Del Tesoro
1.706% 9/15/18		100,833	139,137
Mexican Bonos de Proteccion al Ahorro
4.010% 1/30/20 (l)	MXN	1,100,000	85,193
New Zealand Government Bond
3.000% 4/15/20	NZD	100,000	75,736
2.035% 9/20/25 (b)(m)		600,000	461,801
Republic of Germany
0.750% 4/15/18	EUR	164,300	235,254
0.100% 4/15/23		154,913	208,217
Republic of Italy
2.100% 9/15/21		108,060	144,790
Republic of Sweden
0.250% 6/1/22	SEK	757,421	113,568
United Kingdom Gilt
0.125% 3/22/68	GBP	80,707	139,249
1.250% 11/22/17 (m)		482,422	882,030
0.125% 3/22/24 (m)		597,506	999,146
1.250% 11/22/32 (m)		829,507	1,668,498
0.625% 11/22/42 (m)		17,785	33,930
0.125% 3/22/44 (m)		121,577	201,098
0.250% 3/22/52 (m)		416,288	729,879
0.375% 3/22/62 (m)		37,386	71,709
United Mexican States
6.500% 6/9/22	MXN	900,000	69,671

			8,559,569

U.S. Treasuries (47.4%)
U.S. Treasury Bonds
2.375% 1/15/25 TIPS		$74,339	85,434
2.000% 1/15/26 TIPS		70,601	78,112
1.750% 1/15/28 TIPS		1,226,280	1,312,005

2.125% 2/15/41 TIPS		$106,646	$119,711
0.625% 2/15/43 TIPS		193,004	148,268
U.S. Treasury Notes
0.500% 4/15/15 TIPS		538,840	550,688
0.125% 4/15/17 TIPS		308,472	317,084
2.625% 7/15/17 TIPS		563,425	633,854
0.125% 4/15/18 TIPS		1,212,384	1,236,518
1.875% 7/15/19 TIPS		546,900	607,647
1.250% 7/15/20 TIPS		642,534	687,151
1.125% 1/15/21 TIPS		213,526	224,292
0.125% 1/15/22 TIPS		72,230	69,395
0.125% 7/15/22 TIPS		203,116	194,500
0.125% 1/15/23 TIPS		1,431,697	1,351,885
0.375% 7/15/23 TIPS		1,605,696	1,547,971

			9,164,515

Total Government Securities			17,724,084

Total Long-Term Debt Securities (92.1%)
(Cost $18,045,280)			17,825,270

SHORT-TERM INVESTMENTS:
Government Securities (16.6%)
Federal Home Loan Bank
0.02%, 1/8/14 (o)(p)		300,000	299,998
0.02%, 1/13/14 (o)(p)		700,000	699,994
0.02%, 1/15/14 (o)(p)		600,000	599,994
0.04%, 1/22/14 (o)(p)		100,000	99,998
0.06%, 2/5/14 (o)(p)		100,000	99,994
Federal Home Loan Mortgage Corp.
0.02%, 1/6/14 (o)(p)		200,000	199,999
0.02%, 1/14/14 (o)(p)		600,000	599,994
0.06%, 2/4/14 (o)(p)		100,000	99,995
Federal National Mortgage Association
0.05%, 2/3/14 (o)(p)		500,000	499,975

Total Government Securities			3,199,941

Total Short-Term Investments (16.6%) (Cost $3,199,933)			3,199,941

Total Investments (108.7%) (Cost $21,245,213)			21,025,211
Other Assets Less Liabilities (-8.7%)			(1,675,685)

Net Assets (100%)			$19,349,526

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $ 101,186 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $5,048,091 or 26.1% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2013.
(p)	Yield to maturity.

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
TIPS	— Treasury Inflation Protected Security

Country Diversification As a Percentage of Total Net Assets
Australia	0.5%
Canada	2.4
Denmark	3.2
France	5.6
Germany	1.1
Italy	1.5
Mexico	0.8
Netherlands	0.5
New Zealand	2.8
Spain	1.4
Sweden	0.6
United Kingdom	24.4
United States	63.9
Cash and Other	(8.7)

100.0%

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Notes	3	March-14	$362,487	$357,937	$(4,550)
90 Day Eurodollar	14	December-15	3,466,028	3,460,625	(5,403)
90 Day Eurodollar	5	March-16	1,230,133	1,232,125	1,992
90 Day Eurodollar	6	June-16	1,476,610	1,473,825	(2,785)
90 Day Eurodollar	4	March-17	979,085	973,600	(5,485)
90 Day Sterling	8	June-15	1,638,138	1,634,257	(3,881)
90 Day Sterling	31	September-15	6,344,323	6,318,308	(26,015)
Long Gilt	1	March-14	180,717	176,458	(4,259)
U.S. Long Bond	1	March-14	129,181	128,313	(868)

					$(51,254)

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/3/14	Credit Suisse	153	$64,921	$65,166	$(245)
Brazilian Real vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	88	36,860	37,069	(209)
British Pound vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	2,949	4,883,397	4,819,256	64,141
Canadian Dollar vs. U.S. Dollar, expiring 1/2/14	Bank of America	20	18,828	18,874	(46)
Canadian Dollar vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	276	259,826	261,098	(1,272)
Canadian Dollar vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	296	278,429	277,809	620
Danish Krone vs. U.S. Dollar, expiring 1/3/14	Credit Suisse	395	72,842	72,036	806

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Danish Krone vs. U.S. Dollar, expiring 2/4/14	Bank of America	395	$72,859	$72,937	$(78)
European Union Euro vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	1,547	2,128,208	2,114,130	14,078
Indian Rupee vs. U.S. Dollar, expiring 1/15/14	Credit Suisse	4,380	70,592	67,598	2,994
New Zealand Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	649	533,623	530,322	3,301

					$84,090

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Credit Suisse	90	$81,788	$80,345	$1,443
Brazilian Real vs. U.S. Dollar, expiring 1/3/14	Credit Suisse	65	29,045	27,755	1,290
Brazilian Real vs. U.S. Dollar, expiring 1/3/14	Credit Suisse	88	37,361	37,167	194
British Pound vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	2,949	4,775,735	4,883,397	(107,662)
British Pound vs. U.S. Dollar, expiring 2/4/14	Bank of America	12	19,814	19,867	(53)
British Pound vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	12	19,653	19,867	(214)
British Pound vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	2,949	4,818,224	4,882,327	(64,103)
Canadian Dollar vs. U.S. Dollar, expiring 3/20/14	Credit Suisse	806	755,397	757,358	(1,961)
Danish Krone vs. U.S. Dollar, expiring 1/14/14	Credit Suisse	2,450	438,793	451,835	(13,042)
European Union Euro vs. U.S. Dollar, expiring 1/2/14	Bank of America	1,547	2,093,880	2,128,208	(34,328)
European Union Euro vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	1,547	2,114,150	2,128,176	(14,026)
Indian Rupee vs. U.S. Dollar, expiring 1/15/14	Credit Suisse	4,380	69,696	70,592	(896)
Mexican Peso vs. U.S. Dollar, expiring 3/6/14	Bank of America	728	55,805	55,482	323
Mexican Peso vs. U.S. Dollar, expiring 3/6/14	Credit Suisse	909	69,853	69,276	577
New Zealand Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	649	531,637	533,624	(1,987)
New Zealand Dollar vs. U.S. Dollar, expiring 2/4/14	Bank of America	649	529,221	532,467	(3,246)
Swedish Krona vs. U.S. Dollar, expiring 2/13/14	Credit Suisse	755	114,119	117,301	(3,182)

					(240,873)

					$(156,783)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Options Written:

Options written for the year ended December 31, 2013 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2013	–	$–
Options Written	10	5,422
Options Terminated in Closing Purchase Transactions	(10)	(5,422)
Options Expired	–	–
Options Exercised	–	–

Options Outstanding - December 31, 2013	–	$–

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$101,186	$—	$101,186
Forward Currency Contracts	—	89,767	—	89,767
Futures	1,992	—	—	1,992
Government Securities
Foreign Governments	—	8,559,569	—	8,559,569
U.S. Treasuries	—	9,164,515	—	9,164,515
Short-Term Investments	—	3,199,941	—	3,199,941

Total Assets	$1,992	$21,114,978	$—	$21,116,970

Liabilities:
Forward Currency Contracts	$—	$(246,550)	$—	$(246,550)
Futures	(53,246)	—	—	(53,246)

Total Liabilities	$(53,246)	$(246,550)	$—	$(299,796)

Total	$(51,254)	$20,868,428	$—	$20,817,174

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$1,992	*
Foreign exchange contracts	Receivables	89,767
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$91,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized
	depreciation	$(53,246	)*
Foreign exchange contracts	Payables	(246,550)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized
	depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(299,796)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$5,421	$7,513	$—	$—	$12,934
Foreign exchange contracts	—	—	(187,943)	—	(187,943)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$5,421	$7,513	$(187,943)	$—	$(175,009)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(51,254)	$—	$—	$(51,254)
Foreign exchange contracts	—	—	(156,783)	—	(156,783)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(51,254)	$(156,783)	$—	$(208,037)

^ This Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $13,698,000 for eleven months during the period ended December 31, 2013. The Portfolio held options contracts with an average notional balance of approximately $4,000 for one month during the period ended December 31, 2013. The Portfolio held futures contracts with an average notional balance of approximately $7,266,000 for eight months during the period ended December 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$3,624		$(3,624)	$—	$—
Credit Suisse	86,143		(86,143)	—	—
Exchange Traded Futures & Options Contracts (b)	1,992	(c)	—	—	(1,992)

	$91,759		$(89,767)	$—	$(1,992)

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$39,738		$(3,624)	$—	$36,114
Credit Suisse	206,812		(86,143)	—	120,669
Exchange Traded Futures & Options Contracts (b)	53,246	(c)	(1,992)	—	51,254

	$299,796		$(91,759)	$—	$208,037

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$19,768,690
Long-term U.S. government debt securities	70,649,508

$90,418,198

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$11,133,581
Long-term U.S. government debt securities	60,893,250

$72,026,831

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$80,571
Aggregate gross unrealized depreciation	(470,871)

Net unrealized depreciation	$(390,300)

Federal income tax cost of investments	$21,415,511

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $176,355 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $21,245,213)	$21,025,211
Cash	180,217
Foreign cash (Cost $28,807)	28,900
Cash held as collateral at broker	50,000
Unrealized appreciation on forward foreign currency contracts	89,767
Dividends, interest and other receivables	55,851
Receivable from Separate Accounts for Trust shares sold	35,637
Receivable from investment manager	8,370
Deferred offering cost	2,095
Due from broker for futures variation margin	2,003
Other assets	53

Total assets	21,478,104

LIABILITIES
Payable for securities purchased	1,844,401
Unrealized depreciation on forward foreign currency contracts	246,550
Distribution fees payable - Class IB	774
Payable to Separate Accounts for Trust shares redeemed	72
Trustees’ fees payable	18
Accrued expenses	36,763

Total liabilities	2,128,578

NET ASSETS	$19,349,526

Net assets were comprised of:
Paid in capital	$20,263,973
Accumulated undistributed net investment income (loss)	(129,378)
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(356,515)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(428,554)

Net assets	$19,349,526

Class IB
Net asset value, offering and redemption price per share, $3,803,848 / 404,686 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.40

Class K
Net asset value, offering and redemption price per share, $15,545,678 / 1,653,818 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.40

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Interest	$160,088

EXPENSES
Investment management fees	74,095
Administrative fees	39,320
Professional fees	36,232
Custodian fees	30,001
Offering costs	17,515
Printing and mailing expenses	14,421
Distribution fees - Class IB	3,616
Trustees’ fees	272
Miscellaneous	3,171

Gross expenses	218,643
Less: Waiver from investment manager	(113,415)
Reimbursement from investment manager	(9,013)

Net expenses	96,215

NET INVESTMENT INCOME (LOSS)	63,873

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(396,702)
Futures	7,513
Foreign currency transactions	(132,550)
Options written	5,421

Net realized gain (loss)	(516,318)

Change in unrealized appreciation (depreciation) on:
Investments	(220,002)
Futures	(51,254)
Foreign currency translations	(157,298)

Net change in unrealized appreciation (depreciation)	(428,554)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(944,872)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(880,999)

*	The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$63,873
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	(516,318)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(428,554)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(880,999)

DIVIDENDS:
Dividends from net investment income
Class IB	(3,757)
Class K	(49,416)

TOTAL DIVIDENDS	(53,173)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 508,752 shares ]	4,900,135
Capital shares issued in reinvestment of dividends [ 396 shares ]	3,757
Capital shares repurchased [ (104,462) shares ]	(996,093)

Total Class IB transactions	3,907,799

Class K
Capital shares sold [ 1,811,985 shares ]	17,896,474
Capital shares issued in reinvestment of dividends [ 5,214 shares ]	49,416
Capital shares repurchased [ (163,381) shares ]	(1,569,991)

Total Class K transactions	16,375,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,283,698

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,349,526
NET ASSETS:
Beginning of period	—

End of period (a)	$19,349,526

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(129,378)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN

FINANCIAL HIGHLIGHTS

Class IB	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	(0.59)

Total from investment operations	(0.59)

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$9.40

Total return (b)	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
Before waivers and reimbursements (a)	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	—	%‡‡(l)
Before waivers and reimbursements (a)	(0.97	)%(l)
Portfolio turnover rate (z)	555%

Class K	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	(e)
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	(0.62)

Total from investment operations	(0.57)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$9.40

Total return (b)	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%
Before waivers and reimbursements (a)	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.59	%(l)
Before waivers and reimbursements (a)	(0.37	)%(l)
Portfolio turnover rate (z)	555%
#	Per share amount is less than $0.005.
*	Commencement of Operations.
‡‡	Percent shown is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for the periods less than one year is not annualized.

See Notes to Financial Statements.

1001

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	0.03%	2.14%	2.39%
Portfolio – Class IB Shares*	0.03	2.01	2.27
Portfolio – Class K Shares***	0.28	N/A	0.84
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.07	0.12	1.68

*     Date of inception 1/24/02.

**   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***Date of inception 8/26/11.

     Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.03% for the year ended December 31, 2013. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Exposure to slightly longer U.S. interest rates, which benefited from roll-down along a steeper part of the yield curve, added to Portfolio performance.

•	An allocation to non-Agency mortgages was additive as these securities appreciated due to limited supply and an ongoing housing recovery.

•	Overall corporate exposure, which rallied on tightening spreads, contributed to performance.

What hurt performance during the year:

•	Exposure to longer-dated GNMA mortgage-backed securities detracted as spreads widened for the year.

Portfolio Positioning and Outlook

PIMCO has become modestly more optimistic about the outlook for global growth, expecting 2.5-3.0 percent next year. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest to us that inflation will remain contained.

At period end, Portfolio positioning was concentrated in the front end of the yield curve, where we see superior opportunities for roll-down and price appreciation, as we believe market expectations for rate increases are unlikely to be met. We were underweight the long end of the yield curve as we believe longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. The Portfolio had a quality bias, investing primarily in U.S. securities. The Portfolio was underweight exposure to corporate credit, as we currently see more favorable risk-adjusted returns in other spread sectors, such as non-Agency mortgages, select emerging markets and municipal bonds. The Portfolio held long-dated TIPS, as we believe inflation protection is attractively priced.

Portfolio Characteristics As of December 31, 2013
Weighted Average Life (Years)	0.95
Weighted Average Coupon (%)	2.07
Weighted Average Modified Duration (Years)*	0.84
Weighted Average Rating	AA-
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Corporate Bonds	48.3%
Government Securities	37.6
Asset-Backed and Mortgage-Backed Securities	14.2
Equities & Warrants	0.0 #
Cash and Other	(0.1)

Total	100.0%

# Less than 0.05%

1002

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,003.35	$4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.91	4.34
Class IB
Actual	1,000.00	1,003.35	4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.96	4.29
Class K
Actual	1,000.00	1,003.86	3.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.17	3.07

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.84% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1003

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (14.2%)
Asset-Backed Securities (7.3%)
Access Group, Inc., Series 2008-1 A 1.538%, 10/27/25 (l)	$7,937,833	$8,002,957
American Express Credit Account Master Trust,
Series 2012-3 A 0.317%, 3/15/18 (l)	3,471,000	3,457,156
Chase Issuance Trust, Series 2012-A5 A5 0.590%, 8/15/17	1,041,000	1,041,098
Citibank Credit Card Issuance Trust,
Series 2013-A11 0.408%, 2/7/18 (l)	20,000,000	20,008,020
Citibank Omni Master Trust, Series 2009-A13 A13 5.350%, 8/15/18§	7,992,000	8,217,401
Series 2009-A14A A14 2.917%, 8/15/18 (l)§	36,202,000	36,713,053
Series 2009-A17 A17 4.900%, 11/15/18§	16,572,000	17,161,636
Collegiate Funding Services Education Loan Trust,
Series 2005-B A2 0.347%, 12/28/21 (l)	161,107	161,016
Educational Services of America, Inc.,
Series 2012-2 A 0.895%, 4/25/39 (l)§	2,732,641	2,741,373
EFS Volunteer LLC,
Series 2010-1 A1 1.088%, 10/26/26 (l)§	782,541	787,303
Ford Credit Auto Lease Trust,
Series 2013-B 0.437%, 1/15/16 (l)	4,500,000	4,499,786
Ford Credit Auto Owner Trust,
Series 2013-A A2 0.380%, 11/15/15	1,949,850	1,950,022
GCO Education Loan Funding Trust,
Series 2005-1 A3L 0.318%, 11/25/20 (l)	11,476	11,467
GSAA Home Equity Trust,
Series 2007-6 A4 0.465%, 5/25/47 (l)	373,331	263,669
Nelnet Education Loan Funding, Inc.,
Series 2004-2A A4 0.378%, 8/26/19 (l)	374,016	373,576
Nelnet Student Loan Trust,
Series 2008-4 A2 0.938%, 7/25/18 (l)	321,301	321,823
Nissan Auto Lease Trust,
Series 2013-B 0.437%, 1/15/16 (l)	1,900,000	1,900,019
Northstar Education Finance, Inc.,
Series 2004-2 A2 0.378%, 1/28/17 (l)	4,859,000	4,844,645
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 1.378%, 10/1/35 (l)	1,208,591	1,228,116
Series 2011-1 A1 0.748%, 10/1/18 (l)	193,751	193,797

SLC Student Loan Trust,
Series 2006-2 A4 0.323%, 6/15/22 (l)	$897,736	$893,341
SLM Student Loan Trust,
Series 2004-10 A5B 0.638%, 4/25/23 (l)§	16,108,170	16,106,321
Series 2007-3 A3 0.278%, 4/25/19 (l)	6,040,000	5,953,753
Series 2008-2 A 2 0.688%, 1/25/17 (l)	1,761,214	1,762,771
Series 2008-5 A2 1.338%, 10/25/16 (l)	100,454	100,536
Series 2008-9 A 1.738%, 4/25/23 (l)	9,337,472	9,665,136
Series 2009-CT 1A 2.350%, 4/15/39 (b)(l)§	253,451	254,112
Series 2010-1 A 0.565%, 3/25/25 (l)	8,188,953	8,178,269
Series 2012-7 A1 0.325%, 2/27/17 (l)	2,237,442	2,236,038

		159,028,210

Non-Agency CMO (6.9%)
Alternative Loan Trust,
Series 2003-J1 4A1 6.000%, 10/25/32	249	250
Series 2005-61 2A1 0.445%, 12/25/35 (l)	14,684	12,515
Series 2005-62 2A1 1.128%, 12/25/35 (l)	143,251	109,882
Series 2006-OA22 A1 0.325%, 2/25/47 (l)	452,977	385,957
Series 2007-OA7 A1A 0.345%, 5/25/47 (l)	107,132	86,544
American Home Mortgage Assets Trust,
Series 2006-1 2A1 0.355%, 5/25/46 (l)	4,996,126	3,648,242
BAMLL Commercial Mortgage Securities Trust,
Series 2012-CLRN X1A 2.750%, 10/15/14 IO (l)§	156,900,000	2,703,230
Banc of America Commercial Mortgage, Inc.,
Series 2004-2 A5 4.580%, 11/10/38	1,035,159	1,037,191
Series 2006-2 A4 5.734%, 5/10/45 (l)	1,318,971	1,438,639
Series 2006-6 A2 5.309%, 10/10/45	174,082	174,536
Series 2006-6 A3 5.369%, 10/10/45	590,066	604,879
Series 2007-3 A2 5.649%, 6/10/49 (l)	57,878	57,943
Series 2007-3 A2FL 0.340%, 6/10/49 (l)§	57,878	57,849
Series 2007-3 A4 5.649%, 6/10/49 (l)	971,874	1,074,060
Series 2007-4 A4 5.746%, 2/10/51 (l)	971,874	1,077,363
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1 6.500%, 9/25/33	7,659	7,774

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

BCAP LLC Trust,
Series 2006-AA2 A1 0.335%, 1/25/37 (l)	$538,211	$395,139
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11 1A2 2.838%, 2/25/33 (l)	7,873	7,474
Series 2003-3 3A2 2.512%, 5/25/33 (l)	49,121	49,455
Series 2003-8 2A1 2.761%, 1/25/34 (l)	3,834	3,898
Series 2003-8 4A1 2.786%, 1/25/34 (l)	15,291	14,747
Series 2004-10 21A1 2.848%, 1/25/35 (l)	1,579,900	1,565,637
Series 2005-2 A1 2.600%, 3/25/35 (l)	64,733	65,721
Series 2005-2 A2 2.793%, 3/25/35 (l)	16,556	16,538
Series 2005-5 A1 2.210%, 8/25/35 (l)	20,297	20,752
Series 2005-5 A2 2.250%, 8/25/35 (l)	377,131	375,007
Series 2007-3 1A1 2.861%, 5/25/47 (l)	4,472,705	3,709,193
Bear Stearns Alt-A Trust,
Series 2005-7 22A1 2.708%, 9/25/35 (l)	1,517,949	1,257,165
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10 A4 5.405%, 12/11/40 (l)	694,195	735,179
Series 2005-PWR9 A2 4.735%, 9/11/42	31,852	31,852
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A 2.540%, 5/25/35 (l)	22,274	21,655
Series 2005-11 A2A 2.510%, 10/25/35 (l)	430,069	414,387
Series 2005-12 2A1 0.965%, 8/25/35 (l)§	601,364	487,910
Series 2005-6 A1 2.200%, 9/25/35 (l)	28,326	27,497
Series 2005-6 A2 2.290%, 9/25/35 (l)	132,862	128,459
Series 2007-AMC2 A3A 0.245%, 1/25/37 (l)	83,193	43,314
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	2,776,782	3,030,017
Series 2007-CD4 5.289%, 12/11/49 (l)	978,250	1,052,481
Series 2007-CD4 A2B 5.205%, 12/11/49	119,985	120,271
Commercial Mortgage Pass-Through Certificates,
Series 2006-FL12 AJ 0.297%, 12/15/20 (l)§	1,081,397	1,077,297
Series 2007-FL14 AJ 0.347%, 6/15/22 (l)§	313,500	312,426
Series 2012-9W57 A 2.365%, 2/10/29§	4,859,368	4,974,135
Series 2012-LC4 A1 1.156%, 12/10/44	2,583,244	2,587,015

Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2002-30 M 2.497%, 10/19/32 (l)	$3,917	$3,617
Series 2003-HYB3 7A 1 2.645%, 11/19/33 (l)	16,989	16,744
Series 2004-12 11A1 2.826%, 8/25/34 (l)	324,569	288,346
Series 2005-25 A11 5.500%, 11/25/35	479,529	459,901
Series 2005-3 1A2 0.455%, 4/25/35 (l)	196,602	167,762
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3 5.791%, 6/15/38 (l)	850,022	922,129
Series 2006-C4 A3 5.467%, 9/15/39	1,873,100	2,036,535
Credit Suisse Mortgage Capital Certificates,
Series 2007-TF2A A1 0.347%, 4/15/22 (l)§	2,560,248	2,554,306
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.804%, 3/25/32 (l)§	953	872
DBRR Trust,
Series 2012-EZ1 A 0.946%, 9/25/45§	13,399,660	13,400,290
Series 2013-EZ2 A 0.853%, 2/25/45 (l)§	5,154,396	5,127,671
Deutsche Alt-A Securities, Inc.,
Series 2003-3 3A1 5.000%, 10/25/18	216,137	218,413
Series 2005-AR2 7A1 5.031%, 10/25/35 (l)	181,876	158,689
Series 2006-AB4 A1B1 0.265%, 10/25/36 (l)	2,271	1,273
Extended Stay America Trust,
Series 2013-ESFL A1FL 0.968%, 12/5/31 (l)§	1,388,000	1,387,131
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.207%, 6/25/34 (l)	119,878	120,661
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.614%, 8/25/35 (l)	226,414	218,120
GE Commercial Mortgage Corp.,
Series 2007-C1 A4 5.543%, 12/10/49	694,195	763,001
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.435%, 11/25/45 (l)	25,820	19,653
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5 A5 5.224%, 4/10/37 (l)	1,416,517	1,494,733
Series 2007-GG9 A4 5.444%, 3/10/39	3,470,977	3,829,247
GS Mortgage Securities Corp. II,
Series 2005-GG4 A4 4.761%, 7/10/39	6,863,439	7,121,411
Series 2012-GC6 A1 1.282%, 1/10/45	1,625,370	1,630,983
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.648%, 9/25/35 (l)	107,898	109,067

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Harborview Mortgage Loan Trust,
Series 2005-2 2A1A 0.386%, 5/19/35 (l)	$21,484	$18,923
Series 2006-1 2A1A 0.406%, 3/19/36 (l)	155,378	112,428
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A 2.503%, 12/25/34 (l)	141,832	130,594
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-C3 A1A 4.818%, 1/15/42§	2,527,013	2,601,112
Series 2005-CB11 A4 5.335%, 8/12/37 (l)	1,976,819	2,055,680
Series 2005-CB11 ASB 5.201%, 8/12/37 (l)	2,585,194	2,601,150
Series 2005-CB12 ASB 4.846%, 9/12/37	3,100,514	3,156,650
Series 2005-LDP2 A3A 4.678%, 7/15/42	97,378	97,904
Series 2006-CB14 ASB 5.506%, 12/12/44 (l)	6,857,372	7,103,848
Series 2007-CB18 A4 5.440%, 6/12/47	3,401,557	3,734,675
Series 2007-LD11 ASB 5.806%, 6/15/49 (l)	1,101,742	1,174,564
Series 2011-C4 A1 1.525%, 7/15/46§	103,922	104,036
LB-UBS Commercial Mortgage Trust,
Series 2005-C2 A5 5.150%, 4/15/30 (l)	2,776,782	2,888,273
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.623%, 11/21/34 (l)	114,161	111,666
MASTR Alternative Loans Trust,
Series 2003-5 6A1 6.000%, 8/25/33	1,379,620	1,402,203
Mellon Residential Funding Corp.,
Series 2001-TBC1 A1 0.867%, 11/15/31 (l)	43,583	42,291
Merrill Lynch Floating Trust,
Series 2008-LAQA A1 0.706%, 7/9/21 (l)§	1,301,044	1,298,454
Series 2008-LAQA A2 0.706%, 7/9/21 (l)§	694,195	691,342
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-2 1A 1.596%, 10/25/35 (l)	820,297	789,802
Series 2005-2 2A 2.380%, 10/25/35 (l)	884,192	890,618
Series 2005-2 3A 1.169%, 10/25/35 (l)	190,815	192,099
Series 2005-3 4A 0.415%, 11/25/35 (l)	92,778	81,992
Series 2005-3 5A 0.415%, 11/25/35 (l)	174,426	170,357
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A3 5.172%, 12/12/49	1,388,391	1,505,350
Morgan Stanley Capital I Trust,
Series 2011-C1 A1 2.602%, 9/15/47§	5,366,054	5,449,195

Morgan Stanley Capital I, Inc.,
Series 2005-HQ7 A4 5.207%, 11/14/42 (l)	$694,195	$733,275
Series 2005-T17 A5 4.780%, 12/13/41	1,902,911	1,945,588
Series 2007-IQ14 A2 5.610%, 4/15/49	158,302	160,236
Series 2011-C2 A1 1.480%, 6/17/44§	682,868	684,720
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.804%, 8/12/45 (l)§	2,082,586	2,275,390
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 0.607%, 12/15/30 (l)	12,976	12,741
RBSCF Trust,
Series 2010-RR3 CSCB 5.467%, 9/16/39 (l)§	694,195	754,577
Reperforming Loan Remic Trust,
Series 2005-R2 1AF1 0.505%, 6/25/35 (l)§	53,656	47,678
Residential Accredit Loans, Inc.,
Series 2005-QO1 A1 0.465%, 8/25/35 (l)	37,036	29,918
Securitized Asset Sales, Inc.,
Series 1993-6 A5 0.610%, 11/26/23 (l)	1,220	1,179
Sequoia Mortgage Trust,
Series 10 2A1 0.927%, 10/20/27 (l)	5,267	5,125
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.906%, 2/25/34 (l)	94,975	93,473
Series 2004-19 2A1 1.528%, 1/25/35 (l)	30,018	25,219
Series 2005-17 3A1 2.507%, 8/25/35 (l)	133,719	121,996
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.416%, 7/19/35 (l)	130,269	120,070
Structured Asset Mortgage Investments Trust,
Series 2004-AR5 1A1 0.826%, 10/19/34 (l)	63,372	59,539
Series 2005-AR5 A2 0.416%, 7/19/35 (l)	245,889	235,915
Series 2006-11 A1 2.625%, 10/28/35 (l)§	40,464	38,167
Series 2006-AR4 2A1 0.355%, 6/25/36 (l)	36,137	29,691
Series 2006-AR5 1A1 0.375%, 5/25/46 (l)	1,255,281	942,365
UBS-Citigroup Commercial Mortgage Trust,
Series 2011-C1 A1 1.524%, 1/10/45	1,183,752	1,190,729
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31 A2 5.421%, 4/15/47	493,927	497,105
Series 2007-C32 A2 5.728%, 6/15/49 (l)	857,277	868,481
Series 2007-WHL8 A1 0.247%, 6/15/20 (l)§	405,150	401,058

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

WaMu Commercial Mortgage Securities Trust,
Series 2007-SL3 A1A 5.787%, 3/23/45 (l)§	$10,612,970	$10,851,663
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 1.328%, 11/25/42 (l)	6,602	6,375
Series 2002-AR2 A 2.213%, 2/27/34 (l)	4,587	4,426
Series 2003-AR1 A5 2.206%, 3/25/33 (l)	581,913	593,820
Series 2004-AR1 A 2.530%, 3/25/34 (l)	1,127,097	1,137,371
Series 2005-AR13 A1A1 0.455%, 10/25/45 (l)	151,839	139,840
Series 2005-AR15 A1A1 0.425%, 11/25/45 (l)	35,622	32,317
Series 2006-AR15 2A 2.457%, 11/25/46 (l)	30,949	28,648
Series 2006-AR3 A1A 1.128%, 2/25/46 (l)	53,298	48,997
Series 2006-AR7 3A 2.463%, 7/25/46 (l)	157,682	148,412
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 2.617%, 9/25/34 (l)	38,981	39,550
Series 2007-10 1A22 0.665%, 7/25/37 (l)	828,990	687,650
WF-RBS Commercial Mortgage Trust,
Series 2011-C2 A1 2.501%, 2/15/44§	1,378,468	1,395,693
Series 2011-C4 A1 1.607%, 6/15/44§	684,722	687,514
Series 2012-C6 A1 1.081%, 4/15/45	9,646,247	9,640,814

		152,174,561

Total Asset-Backed and Mortgage-Backed Securities		311,202,771

Corporate Bonds (48.3%)
Consumer Discretionary (3.0%)
Auto Components (1.0%)
Johnson Controls, Inc.
0.652%, 2/4/14 (l)	20,826,000	20,830,957
1.750%, 3/1/14	576,000	577,223

		21,408,180

Automobiles (1.0%)
Daimler Finance North America LLC
0.857%, 3/28/14 (l)§	3,267,000	3,270,338
1.024%, 4/10/14 (l)§	8,330,000	8,342,846
1.875%, 9/15/14 (b)§	9,942,000	10,037,027
2.300%, 1/9/15 (b)§	103,000	104,838

		21,755,049

Hotels, Restaurants & Leisure (0.0%)
Las Vegas Sands Corp.
1.670%, 5/23/14§	1,000,000	998,958

Household Durables (0.1%)
Maytag Corp.
6.450%, 8/15/14	$2,083,000	$2,161,113
Newell Rubbermaid, Inc.
2.000%, 6/15/15	1,041,000	1,054,271

		3,215,384

Media (0.9%)
COX Communications, Inc.
5.450%, 12/15/14	177,000	184,991
Discovery Communications LLC
3.700%, 6/1/15	1,388,000	1,443,866
NBCUniversal Enterprise, Inc.
0.781%, 4/15/16 (b)(l)§	6,421,000	6,444,251
0.929%, 4/15/18 (l)§	694,000	699,492
Time Warner, Inc.
5.875%, 11/15/16	347,000	390,945
Walt Disney Co.
0.231%, 2/11/15 (l)	10,000,000	9,997,318

		19,160,863

Total Consumer Discretionary		66,538,434

Consumer Staples (4.2%)
Beverages (1.9%)
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 7/14/14	4,198,000	4,221,267
5.375%, 11/15/14	10,816,000	11,251,885
4.125%, 1/15/15	5,102,000	5,294,063
3.625%, 4/15/15	1,007,000	1,046,620
Foster’s Finance Corp.
4.875%, 10/1/14§(b)	1,666,000	1,716,502
PepsiCo, Inc.
0.436%, 7/30/15 (l)	5,000,000	5,003,392
SABMiller Holdings, Inc.
1.850%, 1/15/15§	3,407,000	3,455,739
2.450%, 1/15/17§	9,025,000	9,229,540

		41,219,008

Food & Staples Retailing (0.8%)
CVS Caremark Corp.
1.200%, 12/5/16	400,000	398,264
Walgreen Co.
0.744%, 3/13/14 (l)	6,133,000	6,138,031
1.000%, 3/13/15	11,190,000	11,228,591

		17,764,886

Food Products (0.4%)
Campbell Soup Co.
0.542%, 8/1/14 (l)	2,777,000	2,779,593
General Mills, Inc.
0.537%, 1/29/16 (l)	2,221,000	2,222,484
Hershey Co.
1.500%, 11/1/16	347,000	351,198
Mondelez International, Inc.
6.750%, 2/19/14	3,910,000	3,939,856
WM Wrigley Jr Co.
3.700%, 6/30/14§(b)	347,000	352,044

		9,645,175

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Tobacco (1.1%)
Altria Group, Inc.
4.125%, 9/11/15	$1,341,000	$1,416,155
Philip Morris International, Inc.
6.875%, 3/17/14	13,064,000	13,237,997
2.500%, 5/16/16	7,272,000	7,542,688
Reynolds American, Inc.
1.050%, 10/30/15	2,221,000	2,224,203

		24,421,043

Total Consumer Staples		93,050,112

Energy (2.7%)
Energy Equipment & Services (0.3%)
Cameron International Corp.
1.169%, 6/2/14 (l)	5,070,000	5,085,938
1.150%, 12/15/16	2,000,000	1,995,194

		7,081,132

Oil, Gas & Consumable Fuels (2.4%)
Anadarko Petroleum Corp.
7.625%, 3/15/14	6,480,000	6,572,869
5.750%, 6/15/14	5,137,000	5,258,556
Devon Energy Corp.
5.625%, 1/15/14	590,000	591,022
0.694%, 12/15/15 (l)	7,000,000	7,009,897
2.400%, 7/15/16	1,978,000	2,043,626
1.875%, 5/15/17	1,694,000	1,709,774
Energy Transfer Partners LP
8.500%, 4/15/14	4,310,000	4,405,357
Enterprise Products Operating LLC
9.750%, 1/31/14	3,471,000	3,494,863
5.600%, 10/15/14	1,180,000	1,225,566
5.000%, 3/1/15	1,138,000	1,194,422
1.250%, 8/13/15	3,235,000	3,259,114
Phillips 66
1.950%, 3/5/15	2,833,000	2,876,460
2.950%, 5/1/17	694,000	721,953
Pioneer Natural Resources Co.
5.875%, 7/15/16	3,400,000	3,764,216
Plains All American Pipeline LP/Plains All American Finance Corp.
5.250%, 6/15/15	3,471,000	3,688,222
3.950%, 9/15/15	2,230,000	2,345,041
6.125%, 1/15/17	1,522,000	1,726,673

		51,887,631

Total Energy		58,968,763

Financials (26.7%)
Capital Markets (5.1%)
Bank of New York Mellon Corp.
0.469%, 3/4/16 (l)	15,966,000	15,966,905
Goldman Sachs Group, Inc.
5.000%, 10/1/14	14,617,000	15,084,764
5.500%, 11/15/14	5,772,000	6,009,806
1.239%, 11/21/14 (l)	12,177,000	12,238,142
0.744%, 1/12/15 (l)	13,313,000	13,306,328
5.125%, 1/15/15	700,000	731,398

3.300%, 5/3/15	$6,700,000	$6,913,151
0.641%, 7/22/15 (l)	694,000	691,647
Merrill Lynch & Co., Inc.
5.450%, 7/15/14	694,000	712,073
Morgan Stanley
0.543%, 1/9/14 (l)	10,781,000	10,781,158
1.838%, 1/24/14 (l)	18,932,000	18,935,315
6.000%, 5/13/14	3,124,000	3,186,957
4.200%, 11/20/14	897,000	923,365
4.100%, 1/26/15	2,000,000	2,068,108
6.000%, 4/28/15	3,000,000	3,194,542

		110,743,659

Commercial Banks (1.2%)
Branch Banking & Trust Co.
0.568%, 10/28/15 (l)	10,000,000	10,012,500
Union Bank N.A.
1.192%, 6/6/14(l)	11,801,000	11,844,030
Wachovia Bank N.A.
0.573%, 3/15/16 (l)	1,815,000	1,806,299
Wachovia Corp.
0.576%, 10/28/15 (l)	2,000,000	1,994,240
Wells Fargo Bank N.A.
0.448%, 5/16/16 (l)	264,000	261,576

		25,918,645

Consumer Finance (7.6%)
American Express Centurion Bank
0.689%, 11/13/15 (l)	9,025,000	9,066,126
American Express Credit Corp.
5.125%, 8/25/14	2,478,000	2,552,723
1.342%, 6/12/15 (l)	2,013,000	2,039,253
1.750%, 6/12/15	7,500,000	7,622,695
American Honda Finance Corp.
0.643%, 6/18/14 (l)§	2,480,000	2,484,372
1.450%, 2/27/15§	1,188,000	1,197,849
2.500%, 9/21/15§	1,180,000	1,215,193
0.612%, 5/26/16 (b)(l)§	5,850,000	5,860,905
2.600%, 9/20/16§	1,260,000	1,310,618
2.125%, 2/28/17§	10,413,000	10,654,135
Ford Motor Credit Co. LLC
3.875%, 1/15/15	7,775,000	8,024,578
7.000%, 4/15/15	1,041,000	1,116,160
2.500%, 1/15/16	7,289,000	7,471,225
0.992%, 1/17/17 (l)	5,500,000	5,521,395
Harley-Davidson Financial Services, Inc.
1.150%, 9/15/15§	694,000	694,497
Harley-Davidson Funding Corp.
5.750%, 12/15/14§	1,388,000	1,454,053
HSBC Finance Corp.
0.494%, 1/15/14 (l)	22,873,000	22,874,427
5.250%, 1/15/14	7,116,000	7,127,723
HSBC USA, Inc.
2.375%, 2/13/15	13,142,000	13,409,470
John Deere Capital Corp.
0.750%, 1/22/16	2,499,000	2,498,573
Nissan Motor Acceptance Corp.
4.500%, 1/30/15§	694,000	721,385
1.000%, 3/15/16§	972,000	967,552
0.946%, 9/26/16 (b)(l)§	1,500,000	1,507,409
1.950%, 9/12/17§	19,923,000	19,765,505

See Notes to Financial Statements.

1008

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

PACCAR Financial Corp.
0.491%, 6/5/14 (l)	$3,471,000	$3,473,074
0.509%, 2/8/16 (l)	3,957,000	3,952,233
SLM Corp.
0.538%, 1/27/14 (l)	7,571,000	7,542,609
3.875%, 9/10/15	625,000	646,094
6.250%, 1/25/16	3,524,000	3,805,920
Toyota Motor Credit Corp.
0.391%, 3/10/15 (l)	4,044,000	4,045,652
0.528%, 5/17/16 (l)	6,942,000	6,957,344

		167,580,747

Diversified Financial Services (10.1%)
Bank of America Corp.
7.375%, 5/15/14	29,060,000	29,771,976
4.500%, 4/1/15	3,100,000	3,240,691
6.500%, 8/1/16	7,875,000	8,887,443
Citigroup, Inc.
6.375%, 8/12/14	7,540,000	7,807,315
5.000%, 9/15/14	18,000,000	18,507,789
5.500%, 10/15/14	10,119,000	10,489,634
6.010%, 1/15/15	2,550,000	2,685,944
2.650%, 3/2/15	7,800,000	7,961,167
1.300%, 4/1/16	1,500,000	1,502,075
Crown Castle Towers LLC
3.214%, 8/15/15§	7,567,000	7,718,340
General Electric Capital Corp.
2.150%, 1/9/15	25,966,000	26,440,448
1.625%, 7/2/15	2,150,000	2,184,886
1.000%, 8/11/15 (l)	2,083,000	2,100,613
0.843%, 12/11/15 (l)	4,859,000	4,889,462
0.843%, 1/8/16 (l)	7,428,000	7,465,559
5.000%, 1/8/16	35,000	37,849
JPMorgan Chase & Co.
1.875%, 3/20/15	1,291,000	1,307,176
0.689%, 4/23/15 (l)	18,465,000	18,482,536
3.400%, 6/24/15	1,388,000	1,441,104
0.857%, 2/26/16 (l)	28,254,000	28,328,576
0.959%, 3/31/16 (l)	2,600,000	2,578,142
JPMorgan Chase Bank N.A.
0.574%, 6/13/16 (l)	2,777,000	2,760,891
SSIF Nevada LP
0.944%, 4/14/14 (l)§	24,297,000	24,337,590

		220,927,206

Insurance (2.6%)
American International Group, Inc.
4.250%, 9/15/14	11,442,000	11,740,153
3.000%, 3/20/15	2,000,000	2,055,371
MetLife Institutional Funding II
1.144%, 4/4/14 (l)§	1,527,000	1,530,283
0.613%, 1/6/15 (b)(l)§	9,719,000	9,743,770
Monumental Global Funding III
0.444%, 1/15/14 (l)§	21,868,000	21,868,260
Principal Life Global Funding II
1.000%, 12/11/15§	2,430,000	2,424,819
SLM Student Loan Trust
2.997%, 9/30/15§	7,671,250	7,908,898

		57,271,554

Real Estate Investment Trusts (REITs) (0.1%)
WEA Finance LLC/WT Finance (Aust) Pty Ltd.
5.750%, 9/2/15 (b)§	$1,735,000	$1,870,488
Weyerhaeuser Co.
6.950%, 8/1/17	902,000	1,030,424

		2,900,912

Total Financials		585,342,723

Health Care (5.6%)
Biotechnology (1.4%)
Amgen, Inc.
1.875%, 11/15/14	9,996,000	10,111,105
4.850%, 11/18/14	1,597,000	1,656,835
2.300%, 6/15/16	3,332,000	3,425,728
2.500%, 11/15/16	5,189,000	5,358,710
5.850%, 6/1/17	2,083,000	2,374,145
Genentech, Inc.
4.750%, 7/15/15	1,069,000	1,136,719
Gilead Sciences, Inc.
2.400%, 12/1/14	2,718,000	2,763,765
3.050%, 12/1/16	4,272,000	4,508,297

		31,335,304

Health Care Equipment & Supplies (0.0%)
Baxter International, Inc.
4.000%, 3/1/14	347,000	348,952

Health Care Providers & Services (1.3%)
Express Scripts Holding Co.
2.750%, 11/21/14	14,500,000	14,764,834
2.100%, 2/12/15	7,100,000	7,207,538
Sutter Health
1.090%, 8/15/53	3,471,000	3,361,249
WellPoint, Inc.
1.250%, 9/10/15	2,777,000	2,797,918

		28,131,539

Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc.
2.050%, 2/21/14	1,735,000	1,738,366
3.250%, 11/20/14	3,000,000	3,065,357
3.200%, 5/1/15	850,000	876,184
2.250%, 8/15/16	8,784,000	8,998,417
1.300%, 2/1/17	2,000,000	1,993,458

		16,671,782

Pharmaceuticals (2.1%)
AbbVie, Inc.
1.200%, 11/6/15	21,286,000	21,490,395
Actavis, Inc.
1.875%, 10/1/17	694,000	688,935
Eli Lilly and Co.
4.200%, 3/6/14	4,963,000	4,996,207
Johnson & Johnson
0.311%, 11/28/16 (l)	14,400,000	14,367,319
Novartis Capital Corp.
4.125%, 2/10/14	4,054,000	4,069,086

		45,611,942

Total Health Care		122,099,519

See Notes to Financial Statements.

1009

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Industrials (2.2%)
Commercial Services & Supplies (0.0%)
Yale University
2.900%, 10/15/14	$1,251,000	$1,276,090

Electrical Equipment (0.1%)
Eaton Corp.
0.950%, 11/2/15	1,749,000	1,755,733

Road & Rail (1.8%)
Burlington Northern Santa Fe LLC
7.000%, 2/1/14	3,071,000	3,086,593
4.875%, 1/15/15	7,083,000	7,393,786
CSX Corp.
6.250%, 4/1/15	4,807,000	5,138,693
ERAC USA Finance LLC
2.250%, 1/10/14§	3,124,000	3,124,797
Norfolk Southern Corp.
5.257%, 9/17/14	3,041,000	3,141,595
7.700%, 5/15/17	2,499,000	2,966,265
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.500%, 7/11/14§	6,015,000	6,067,160
3.125%, 5/11/15§	3,471,000	3,570,084
2.500%, 3/15/16§	2,673,000	2,754,568
Union Pacific Corp.
5.125%, 2/15/14	694,000	697,511
4.875%, 1/15/15	1,100,000	1,152,014

		39,093,066

Trading Companies & Distributors (0.3%)
International Lease Finance Corp.
6.500%, 9/1/14§	1,300,000	1,343,875
4.875%, 4/1/15	1,211,000	1,254,959
8.625%, 9/15/15	1,494,000	1,658,340
5.750%, 5/15/16	1,400,000	1,491,000

		5,748,174

Total Industrials		47,873,063

Information Technology (0.4%)
Computers & Peripherals (0.4%)
Hewlett-Packard Co.
6.125%, 3/1/14	8,060,000	8,132,995

Software (0.0%)
Symantec Corp.
2.750%, 9/15/15	764,000	786,799

Total Information Technology		8,919,794

Materials (1.0%)
Chemicals (0.8%)
Dow Chemical Co.
2.500%, 2/15/16	1,735,000	1,789,202
E.I. du Pont de Nemours & Co.
0.666%, 3/25/14 (l)	7,423,000	7,428,206
Ecolab, Inc.
1.000%, 8/9/15	1,735,000	1,736,564
3.000%, 12/8/16	5,481,000	5,738,190

		16,692,162

Metals & Mining (0.2%)
Freeport-McMoRan Copper & Gold, Inc.
2.375%, 3/15/18	$3,402,000	$3,390,748
TCI Communications, Inc.
8.750%, 8/1/15	721,000	811,718

		4,202,466

Paper & Forest Products (0.0%)
Georgia-Pacific LLC
7.700%, 6/15/15	347,000	379,865

Total Materials		21,274,493

Telecommunication Services (1.0%)
Diversified Telecommunication Services (1.0%)
Verizon Communications, Inc.
1.250%, 11/3/14	14,210,000	14,295,820
4.900%, 9/15/15	1,500,000	1,602,383
1.773%, 9/15/16 (l)	6,400,000	6,581,833

Total Telecommunication Services		22,480,036

Utilities (1.5%)
Electric Utilities (0.6%)
Duke Energy Carolinas LLC
1.750%, 12/15/16	3,471,000	3,525,157
Duke Energy Corp.
6.300%, 2/1/14	2,173,000	2,181,547
2.100%, 6/15/18	3,000,000	2,972,875
Nevada Power Co.
5.875%, 1/15/15	104,000	109,544
Ohio Power Co.
6.000%, 6/1/16	3,471,000	3,862,663

		12,651,786

Multi-Utilities (0.9%)
Consumers Energy Co.
5.500%, 8/15/16	2,083,000	2,327,045
Dominion Resources, Inc.
1.800%, 3/15/14	10,863,000	10,893,942
1.950%, 8/15/16	1,774,000	1,800,524
1.400%, 9/15/17	4,254,000	4,184,555

		19,206,066

Total Utilities		31,857,852

Total Corporate Bonds		1,058,404,789

Government Securities (37.6%)
Agency ABS (0.6%)
Massachusetts Educational Financing Authority Student Loan, Class A1
1.188% 4/25/38 (l)	519,950	523,007
National Credit Union Administration Guaranteed Notes, Class A
0.517% 12/7/20 (l)	1,738,484	1,740,099
Small Business Administration
4.504% 2/1/14	4,572	4,584
5.902% 2/10/18	229,646	250,224
Small Business Administration Participation Certificates, Class 1
5.130% 9/1/23	5,557	5,970
4.340% 3/1/24	60,576	63,805
4.625% 2/1/25	70,659	74,985

See Notes to Financial Statements.

1010

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

5.870% 7/1/28	$4,866,489	$5,462,569
6.020% 8/1/28	4,847,132	5,450,863

		13,576,106

Agency CMO (5.9%)
Federal Home Loan Mortgage Corp.
0.317% 7/15/19 (l)	429,125	429,823
1.297% 8/25/19 IO (l)	66,000,977	4,118,461
0.317% 10/15/20 (l)	912,811	912,748
2.365% 11/1/23 (l)	3,167	3,295
0.467% 8/15/25 (l)	2,264,941	2,275,171
6.500% 4/15/29	11,646	12,904
0.517% 12/15/29 (l)	1,738	1,736
2.368% 1/1/34 (l)	21,274	22,490
0.567% 7/15/34 (l)	3,663,191	3,657,786
2.890% 3/1/35 (l)	59,271	62,682
4.833% 10/1/35 (l)	13,818	14,645
5.013% 10/1/35 (l)	33,488	35,900
4.407% 11/1/35 (l)	41,128	43,511
2.087% 7/1/36 (l)	789,830	828,148
2.141% 9/1/36 (l)	802,179	847,240
0.567% 9/15/36 (l)	74,089	74,118
2.245% 10/1/36 (l)	468,838	495,511
0.547% 11/15/36 (l)	44,167	44,189
0.647% 11/15/36 (l)	1,172,209	1,173,365
0.667% 7/15/39 (l)	378,071	379,489
0.667% 2/15/41 (l)	1,929,910	1,939,158
0.587% 4/15/41 (l)	1,496,140	1,498,134
0.617% 9/15/41 (l)	3,421,293	3,420,542
6.500% 7/25/43	6,083	6,840
1.328% 10/25/44 (l)	562,180	565,084
1.328% 2/25/45 (l)	721,971	712,761
Federal National Mortgage Association
0.595% 8/25/15	6,221,550	6,215,589
2.159% 10/1/15	3,394,799	3,394,556
4.484% 2/1/17	1,655,500	1,712,130
0.868% 1/1/21 (l)	3,305,592	3,310,554
2.485% 11/1/34 (l)	553,269	587,969
2.052% 1/1/35 (l)	13,390	14,036
0.465% 5/25/35 (l)	92,416	92,353
2.369% 5/25/35 (l)	216,868	226,515
2.297% 7/1/35 (l)	109,284	115,328
5.518% 12/1/35 (l)	153,488	163,201
2.580% 1/1/36 (l)	82,245	86,572
5.679% 3/1/36 (l)	130,133	140,117
5.802% 3/1/36 (l)	152,062	163,727
0.615% 6/25/36 (l)	4,747,598	4,768,555
0.224% 12/25/36 (l)	33,164	32,339
0.705% 7/25/37 (l)	1,200,290	1,208,249
0.365% 10/27/37 (l)	4,651,109	4,589,051
0.845% 12/25/37 (l)	2,288,039	2,311,720
0.745% 6/25/41 (l)	3,515,934	3,532,948
0.715% 9/25/41 (l)	7,096,129	7,124,733
0.515% 5/25/42 (l)	34,155	34,098
0.615% 6/25/42 (l)	2,494,326	2,483,126
0.565% 12/25/43 (l)	20,413,265	20,384,521
1.339% 3/1/44 (l)	361,640	366,856
1.339% 7/1/44 (l)	4,945	5,016
1.339% 10/1/44 (l)	26,529	26,911
Government National Mortgage Association
0.869% 2/20/62 (l)	9,783,707	9,872,866
1.219% 2/20/62 (l)	5,050,703	5,083,356

0.718% 4/20/62 (l)	$5,092,200	$5,080,855
0.739% 4/20/62 (l)	4,326,752	4,266,138
National Credit Union Administration Guaranteed Notes
0.549% 3/6/20 (l)	5,744,769	5,756,214
1.600% 10/29/20	4,484,949	4,501,067
0.729% 12/8/20 (l)	7,849,899	7,921,136

		129,148,133

Municipal Bonds (5.2%)
Arizona School Facilities Board Revenue Refunding Taxable School Improvement, Revenue Refunding Bonds, Series 2013
0.812% 7/1/16	1,735,000	1,713,226
Arkansas Student Loan Authority, Series 2010-1, Class A
1.173% 11/25/43 (l)	1,961,705	1,960,469
California Infrastructure & Economic Development Bank, Revenue Bonds, 2013A-1
0.340% 10/1/47	2,500,000	2,498,175
California Infrastructure & Economic Development Bank, Revenue Bonds, Series 2013A-2
0.340% 10/1/47	1,665,000	1,663,784
Citizens Property Insurance Corporation Florida High Risk Senior Secured, Series 2010A-1, Class A
5.000% 6/1/14	910,000	927,636
City & Country of Honolulu Taxable, General Obligation Bonds, Series 2012 E
0.778% 11/1/15	1,525,000	1,521,630
City of New York, New York Taxable,
5.000% 10/1/14	4,165,000	4,296,448
4.650% 6/1/15	1,935,000	2,040,999
5.000% 10/15/15	5,010,000	5,362,353
City of New York, New York Taxable, General Obligation Bonds,
Series A 2.560% 8/1/17	1,390,000	1,431,311
Commonwealth of Massachusetts Various Consolidated Loan, General Obligation Funds,
Series D 0.400% 1/1/17 (l)	1,390,000	1,383,814
Denver Urban Renewal Authority, Revenue Bonds, Series 2013A-1
5.000% 12/1/14	900,000	936,594
5.000% 12/1/15	1,005,000	1,084,546
Fairfax County Virginia Industrial Development Authority Health Care-Inova Health System, Revenue Bonds, Series 2012 A
4.000% 5/15/15	455,000	476,085
4.000% 5/15/16	345,000	370,906
Fairfax County Virginia Redevelopment & Housing Authority,
Series 2013A
0.660% 3/1/15	705,000	703,618

See Notes to Financial Statements.

1011

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Floyd County Development Authority Pollution Georgia Power Company Plant, Revenue Bonds,
Series 2010 0.850% 7/1/22 (l)	$695,000	$694,868
Irvine Ranch California Water District Joint Powers Agency,
Series 2012 2.388% 3/15/14	1,285,000	1,285,976
Lower Colorado River Authority Texas, Revenue Refunding Bonds,
Series 2012A 5.000% 5/15/15	1,655,000	1,760,126
New Jersey Economic Development Authority Refunding Taxable School Faclities Construction,
Series OO 0.857% 3/1/15	4,305,000	4,311,070
New Jersey State Turnpike Authority Turnpike Revenue Unrefunded Balance Taxable, Series B
4.252% 1/1/16	2,665,000	2,735,276
New York State Dormitory Authority Non Taxable- Pledged Assessment, Revenue Bonds,
Series 2010A 3.125% 12/1/15	4,920,000	5,128,854
North Carolina Medical Care Commission various Refunding Wake Forest, Revenue Refunding Bonds,
Series 2012C 0.800% 12/1/33(l)	335,000	331,700
North Carolina State Education Assistance Authority Revenue Refunding Student Loan Banked Notes, Series A-1, A-2 & A-3, Class A1
0.688% 10/26/20(l)	4,016,910	4,015,785
Northeast Maryland Waste Disposal Authority Amt- Montgomery County Solid, Revenue Bonds, Series 2013
4.000% 4/1/16	6,940,000	7,439,125
Northstar Education Finance Delaware Student Loan Asset,
Series 2004-1, Class A4 0.428% 4/29/19 (l)	1,943,760	1,915,148
Northstar Student Loan Trust, Class A
0.865% 7/25/20(l)§	3,583,107	3,577,141
Oakland County Michigan Certificates Participation Taxable-Retiree Medical Benefits
6.000% 4/1/16	4,750,000	4,813,317
6.250% 4/1/19	6,940,000	7,036,744
Orange County California Taxable Pension, Series A
0.680% 2/1/14	6,940,000	6,942,152
0.730% 5/1/14	5,555,000	5,560,277
South Carolina Student Loan Corp., Revenue Bonds,
Series 2013A-1 0.688% 1/25/21 (l)	995,261	995,370

South Dakota Educational Enhancement Funding Corp.,
Series 2013A 1.188% 6/1/15	$1,755,000	$1,752,508
1.551% 6/1/16	695,000	694,034
State of California, Various Purposes, General Obligation Bonds
5.250% 4/1/14	1,580,000	1,598,454
0.850% 2/1/15	3,470,000	3,473,331
5.450% 4/1/15	2,810,000	2,979,331
3.950% 11/1/15	1,390,000	1,469,272
1.250% 11/1/16	5,000,000	5,015,250
State of California, Various Purposes, General Obligation Bonds,
Series 2009 5.950% 4/1/16	1,515,000	1,677,423
Tarrant County Texas Cultural Education Scott and White Healthcare Project, Revenue Bonds,
Series 2013A
5.000% 8/15/15	590,000	630,008
Tobacco Settlement Finance Authority of West Virginia,
Series A 7.467% 6/1/47	855,000	663,010
Tri-County Metropolitan Transportation District Oregon Payroll Tax and Grant Receipt, Revenue Bonds,
Series 2013 3.000% 11/1/16	3,470,000	3,585,343
University of California Revenues Taxable General,
Revenue Bonds, Series AG 0.392% 5/15/15	2,310,000	2,295,955
University Wisconsin Hospitals & Clinics Authority,
Revenue Bonds, Series 2013A 4.000% 4/1/15	220,000	229,170

		112,977,612

Supranational (1.0%)
Asian Development Bank
4.250% 10/20/14	8,400,000	8,665,407
0.180% 5/29/15 (l)	14,300,000	14,322,184

		22,987,591

U.S. Government Agencies (19.3%)
Federal Farm Credit Bank
0.270% 6/20/16 (l)	85,450,000	85,444,018
0.280% 7/27/16 (l)	76,625,000	76,625,077
Federal Home Loan Bank
3.000% 9/27/19	5,000,000	5,029,416
Federal Home Loan Mortgage Corp.
0.650% 8/28/15	902,000	902,665
0.420% 9/18/15	13,884,000	13,878,332
1.250% 9/18/17	694,000	692,959
2.000% 11/6/17	5,206,000	5,273,967
3.000% 1/17/19	43,970,000	44,017,479
0.568% 12/15/43†(l)	45,000,000	44,941,995

See Notes to Financial Statements.

1012

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Federal National Mortgage Association
0.750% 1/30/15	$10,413,000	$10,417,733
0.750% 2/24/15	1,388,000	1,389,167
2.000% 9/21/15	2,777,000	2,855,598
0.550% 2/22/16	5,000,000	5,000,230
0.830% 7/15/16	9,308,000	9,332,079
0.175% 7/25/16 (l)	32,000,000	31,972,768
0.187% 8/15/16 (l)	35,500,000	35,474,759
1.200% 3/6/17	299,000	299,490
1.000% 9/20/17	10,413,000	10,310,887
2.750% 4/16/19	33,078,000	33,293,536
1.700% 10/4/19	6,942,000	6,704,779

		423,856,934

U.S. Treasuries (5.6%)
U.S. Treasury Notes
0.250% 11/30/15	20,000,000	19,960,026
0.625% 11/15/16 (z)	102,150,000	101,840,087

		121,800,113

Total Government Securities		824,346,489

Total Long-Term Debt Securities (100.1%) (Cost $2,192,967,087)		2,193,954,049

	Number of Shares	Value (Note 1)
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
BlackRock, Inc.	4	$1,266

Total Common Stocks (0.0%)
(Cost $790)		1,266

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (2.2%)
DCP Midstream LLC
0.19%, 1/13/14 (n)(p)	$6,400,000	$6,399,552
0.23%, 1/27/14 (n)(p)	3,000,000	2,999,490
DCP Midstream Operating LP
0.41%, 1/15/14 (n)(p)	15,000,000	14,997,450
Entergy Corp.
0.41%, 1/28/14 (n)(p)	6,700,000	6,697,856
0.42%, 2/6/14 (n)(p)	6,000,000	5,997,420
0.46%, 3/17/14 (n)(p)	9,000,000	8,991,180
0.49%, 4/7/14 (n)(p)	500,000	499,340
Spectra Energy Partners LP
0.24%, 1/6/14 (n)(p)	1,200,000	1,199,952

Total Commercial Paper		47,782,240

Government Security (0.4%)
Federal Farm Credit Bank
0.20%, 9/12/16 (o)(p)	10,413,000	10,406,888

Total Short-Term Investments (2.6%)
(Cost $58,170,645)		58,189,128

Total Investments Before Securities Sold Short (102.7%)
(Cost $2,251,138,522)		2,252,144,443

Number of Shares		Value (Note 1)
SECURITIES SOLD SHORT:
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
Teton Advisors, Inc., Class B†(b)	(13)	$(383)

Total Securities Sold Short (0.0%)
(Proceeds Received $—)		(383)

Total Investments after Securities Sold Short (102.7%)
(Cost $2,251,138,522)		2,252,144,060
Other Assets Less Liabilities (-2.7%)		(59,816,068)

Net Assets (100%)		$2,192,327,992

†	Securities (totaling $44,941,612 or 2.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $331,670,036 or 15.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2013.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
IO	— Interest Only

See Notes to Financial Statements.

1013

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$159,028,210	$—	$159,028,210
Non-Agency CMO	—	152,174,561	—	152,174,561
Common Stocks
Financials	1,266	—	—	1,266
Corporate Bonds
Consumer Discretionary	—	66,538,434	—	66,538,434
Consumer Staples	—	93,050,112	—	93,050,112
Energy	—	58,968,763	—	58,968,763
Financials	—	585,342,723	—	585,342,723
Health Care	—	122,099,519	—	122,099,519
Industrials	—	47,873,063	—	47,873,063
Information Technology	—	8,919,794	—	8,919,794
Materials	—	21,274,493	—	21,274,493
Telecommunication Services	—	22,480,036	—	22,480,036
Utilities	—	31,857,852	—	31,857,852
Government Securities
Agency ABS	—	13,576,106	—	13,576,106
Agency CMO	—	129,148,133	—	129,148,133
Municipal Bonds	—	112,977,612	—	112,977,612
Supranational	—	22,987,591	—	22,987,591
U.S. Government Agencies	—	378,914,939	44,941,995	423,856,934
U.S. Treasuries	—	121,800,113	—	121,800,113
Short-Term Investments	—	58,189,128	—	58,189,128

Total Assets	$1,266	$2,207,201,182	$44,941,995	$2,252,144,443

Liabilities:
Common Stocks
Financials	$—	$—	$(383)	$(383)

Total Liabilities	$—	$—	$(383)	$(383)

Total	$1,266	$2,207,201,182	$44,941,612	$2,252,144,060

(a)	A security with a market value of $13,400,290 transferred from Level 3 to Level 2 during the year ended December 31, 2013 due to the security currently being priced by a third party vendor.

There were no additional transfers between Levels 1,2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

1014

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Financials	Investments in Securities-Non-Agency CMO	Investments in Securities-U.S. Government Agency Securities

Balance as of 12/31/12	$(204)	$36,767,304	$—
Total gains or losses (realized/unrealized) included in earnings	(179)	(123,416)	(1,755)
Purchases	—	2,306,193	44,943,750
Sales	—	(25,549,791)	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(13,400,290)	—

Balance as of 12/31/13	$(383)	$—	$44,941,995

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/13.	(179)	$—	$(1,755)

Investment Type	Fair Value at 12/31/2013	Valuation Technique(s)	Unobservable Input(s)*	Range (Weighted Average)
Investments in Government Securities - U.S. Government Agencies	$44,941,995	Proxy Security	Comparability Analysis	Not Applicable
Investments in Common Stocks - Financials	(383)	Market Comparables	Discount for lack of marketability	0% to 5%

	$44,941,612

*	Level 3 values are based on significant unobservable inputs that reflect the Manager’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,791,078,324
Long-term U.S. government debt securities	9,500,225,985

$12,291,304,309

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,905,664,739
Long-term U.S. government debt securities	9,486,903,396

$12,392,568,135

See Notes to Financial Statements.

1015

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,768,323
Aggregate gross unrealized depreciation	(8,098,963)

Net unrealized appreciation	$669,360

Federal income tax cost of investments	$2,251,475,083

The Portfolio has a net capital loss carryforward of $254,044,255 of which $4,924,596 expires in the year 2015, $131,902,909 expires in the year 2016, $115,032,572 expires in the year 2017 and $2,184,178 expires in the year 2018.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $6,472,856 for Short Term losses and $3,315,938 for Long Term losses.

See Notes to Financial Statements.

1016

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $2,251,138,522)	$2,252,144,443
Foreign cash (Cost $1)	1
Dividends, interest and other receivables	10,115,622
Receivable for securities sold	1,603,531
Receivable from Separate Accounts for Trust shares sold	139,084
Other assets	13,272

Total assets	2,264,015,953

LIABILITIES
Overdraft payable	1,385,561
Payable for sale-buyback financing transactions	66,310,488
Payable to Separate Accounts for Trust shares redeemed	2,337,322
Investment management fees payable	890,809
Administrative fees payable	200,074
Distribution fees payable - Class IB	31,868
Distribution fees payable - Class IA	10,203
Securities sold short (Proceeds received $—)	383
Payable for securities purchased	192
Other liabilities	127,656
Accrued expenses	393,405

Total liabilities	71,687,961

NET ASSETS	$2,192,327,992

Net assets were comprised of:
Paid in capital	$2,455,721,187
Accumulated undistributed net investment income (loss)	690,806
Accumulated undistributed net realized gain (loss) on investments and securities sold short	(264,961,883)
Net unrealized appreciation (depreciation) on investments and securities sold short	877,882

Net assets	$2,192,327,992

Class IA
Net asset value, offering and redemption price per share, $47,750,152 / 4,825,165 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

Class IB
Net asset value, offering and redemption price per share, $150,135,037 / 15,146,988 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

Class K
Net asset value, offering and redemption price per share, $1,994,442,803 / 201,545,860 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$38,419,796

EXPENSES
Investment management fees	12,771,605
Administrative fees	2,799,273
Distribution fees - Class IB	1,773,432
Printing and mailing expenses	269,016
Distribution fees - Class IA	116,343
Professional fees	103,276
Custodian fees	85,500
Trustees’ fees	80,978
Interest expense	68,142
Miscellaneous	89,713

Total expenses	18,157,278

NET INVESTMENT INCOME (LOSS)	20,262,518

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(4,129,783)

Change in unrealized appreciation (depreciation) on:
Investments	(11,677,876)
Securities sold short	(179)

Net change in unrealized appreciation (depreciation)	(11,678,055)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,807,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,454,680

See Notes to Financial Statements.

1017

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,262,518	$21,590,892
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	(4,129,783)	(3,893,090)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written and foreign currency translations	(11,678,055)	36,636,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,454,680	54,334,460

DIVIDENDS:
Dividends from net investment income
Class IA	(351,274)	(282,220)
Class IB	(1,103,235)	(6,896,290)
Class K	(19,777,346)	(15,812,302)

TOTAL DIVIDENDS	(21,231,855)	(22,990,812)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,778,460 and 2,030,644 shares, respectively ]	17,722,376	20,269,708
Capital shares issued in reinvestment of dividends [ 35,470 and 28,327 shares, respectively ]	351,274	282,220
Capital shares repurchased [ (1,934,349) and (2,074,576) shares, respectively ]	(19,274,705)	(20,698,519)

Total Class IA transactions	(1,201,055)	(146,591)

Class IB
Capital shares sold [ 8,669,827 and 18,708,477 shares, respectively ]	86,519,880	186,670,127
Capital shares issued in reinvestment of dividends [ 111,222 and 691,472 shares, respectively ]	1,103,235	6,896,290
Capital shares repurchased [ (20,754,805) and (33,952,997) shares, respectively ]	(207,186,608)	(338,833,474)
Capital shares repurchased in-kind (Note 9)[ (95,544,275) and 0 shares, respectively ]	(952,138,686)	—

Total Class IB transactions	(1,071,702,179)	(145,267,057)

Class K
Capital shares sold [ 34,279,702 and 21,178,455 shares, respectively ]	342,343,912	211,321,558
Capital shares issued in reinvestment of dividends [ 1,997,278 and 1,587,243 shares, respectively ]	19,777,346	15,812,302
Capital shares repurchased [ (29,674,453) and (25,372,981) shares, respectively ]	(296,122,910)	(253,329,808)

Total Class K transactions	65,998,348	(26,195,948)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,006,904,886)	(171,609,596)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,023,682,061)	(140,265,948)
NET ASSETS:
Beginning of year	3,216,010,053	3,356,276,001

End of year (a)	$2,192,327,992	$3,216,010,053

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$690,806	$(127,656)

See Notes to Financial Statements.

1018

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (ii)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.97	$9.88	$9.95	$9.90	$9.28

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.07 (e)	0.06 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.05)	0.10	(0.06)	0.05	0.67

Total from investment operations	— #	0.15	0.01	0.11	0.77

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.08)	(0.06)	(0.12)
Distributions from net realized gains	—	—	—	—	(0.03)

Total dividends and distributions	(0.07)	(0.06)	(0.08)	(0.06)	(0.15)

Net asset value, end of year	$9.90	$9.97	$9.88	$9.95	$9.90

Total return	0.03%	1.48%	0.07%	1.10%	8.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,750	$49,291	$48,992	$1,541,074	$1,156,322
Ratio of expenses to average net assets	0.85%	0.84%	0.58%	0.62%	0.65%
Ratio of net investment income (loss) to average net assets	0.54%	0.51%	0.70%	0.58%	1.01%
Portfolio turnover rate	475%	189%	210%	206%	246%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.98	$9.89	$9.96	$9.91	$9.28

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.05 (e)	0.04 (e)	0.03 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.06)	0.10	(0.06)	0.05	0.68

Total from investment operations	— #	0.15	(0.02)	0.08	0.75

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.03)	(0.09)
Distributions from net realized gains	—	—	—	—	(0.03)

Total dividends and distributions	(0.07)	(0.06)	(0.05)	(0.03)	(0.12)

Net asset value, end of year	$9.91	$9.98	$9.89	$9.96	$9.91

Total return	0.03%	1.48%	(0.18)%	0.85%	8.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$150,135	$1,223,829	$1,356,452	$1,525,237	$1,673,028
Ratio of expenses to average net assets	0.85%	0.84%	0.83%	0.87%	0.90%
Ratio of net investment income (loss) to average net assets	0.64%	0.50%	0.45%	0.33%	0.75%
Portfolio turnover rate	475%	189%	210%	206%	246%

See Notes to Financial Statements.

1019

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (ii)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.97	$9.88	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.05)	0.09	(0.03)

Total from investment operations	0.03	0.17	(0.01)

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.07)

Net asset value, end of period	$9.90	$9.97	$9.88

Total return (b)	0.28%	1.74%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,994,443	$1,942,891	$1,950,832
Ratio of expenses to average net assets (a)	0.60%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets (a)	0.79%	0.75%	0.71%
Portfolio turnover rate	475%	189%	210%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

1020

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(2.31%)	2.87%	2.26%
Portfolio – Class IB Shares**	(2.32)	2.72	2.07
Barclays Intermediate U.S. Government Bond Index	(1.25)	2.20	3.74
* Date of inception 10/1/93. ** Date of inception 7/8/98. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.31)% for the year ended December 31, 2013. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government Bond Index, returned (1.25)% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	An underweight in Treasuries added to performance.

•	High yield and non-U.S. dollar bond exposure was also additive to performance.

What hurt performance during the year:

•	Security selection within Commercial Mortgage Backed Securities (CMBS), agency mortgages, and asset-backed securities (ABS) was detrimental to performance.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

PIMCO has become modestly more optimistic about the outlook for global growth, expecting 2.5-3.0 percent next year. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest to us that inflation will remain contained.

At period end, Portfolio positioning was concentrated in the front end of the yield curve, where we see superior opportunities for roll-down and price appreciation, as we believe market expectations for rate increases are unlikely to be met. We were underweight the long end of the yield curve as we believe longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. The Portfolio had a quality bias, investing primarily in U.S. securities and complementing those with smaller allocations to Brazil and Mexico. The Portfolio was underweight exposure to corporate credit, as we currently see more favorable risk-adjusted returns in other spread sectors, such as non-Agency mortgages, select emerging markets and municipal bonds. The Portfolio held long-dated TIPS, as we believe inflation protection is attractively priced.

Portfolio Characteristics As of December 31, 2013
Weighted Average Life (Years)	4.48
Weighted Average Coupon (%)	2.71
Weighted Average Modified Duration (Years)*	4.04
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2013	% of Net Assets
Government Securities	81.2%
Corporate Bonds	9.1
Asset-Backed and Mortgage-Backed Securities	6.0
Convertible Preferred Stocks	0.2
Preferred Stocks	0.0	#
Options Purchased	0.0	#
Equities & Warrants	0.0	#
Cash and Other	3.5

Total	100.0%

# Less than 0.05%

1021

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$997.74	$4.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	997.72	4.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1022

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.0%)
Asset-Backed Securities (2.1%)
Ally Auto Receivables Trust,
Series 2013-SN1 A 3 0.720%, 5/20/16	$966,000	$967,672
Ally Master Owner Trust,
Series 2012-4 A 1.720%, 7/15/19	620,000	621,281
Series 2013-1 A2 1.000%, 2/15/18	875,000	875,904
AmeriCredit Automobile Receivables Trust,
Series 2012-3 A3 0.960%, 1/9/17	805,000	806,053
Series 2013-1 A2 0.490%, 6/8/16	364,007	363,906
Series 2013-3 A3 0.920%, 4/9/18	825,000	824,953
Series 2013-4 A3 0.960%, 4/9/18	325,000	325,492
Series 2013-5 A2 0.650%, 3/8/17	195,000	194,991
Avis Budget Rental Car Funding AESOP LLC,
Series 2012-3A A 2.100%, 3/20/19§	480,000	481,325
Series 2013-2A A 2.970%, 2/20/20§	821,000	835,825
Bank of America Auto Trust,
Series 2012-1 A4 1.030%, 12/15/16	570,000	573,777
Black Diamond CLO Delaware Corp.,
Series 2005-1A A1A 0.495%, 6/20/17 (l)§	12,960	12,960
BlueMountain CLO Ltd.,
Series 2005-1A A1F 0.478%, 11/15/17 (l)§	125,081	124,729
BMW Floorplan Master Owner Trust,
Series 2012-1A A 0.567%, 9/15/17 (l)§	298,000	298,022
Cabela’s Master Credit Card Trust,
Series 2013-1A A 2.710%, 2/17/26§	615,000	568,452
Capital Auto Receivables Trust,
Series 2013-1 A2 0.620%, 7/20/16	481,000	480,654
Series 2013-3 A2 1.040%, 11/21/16	670,000	671,009
CarMax Auto Owner Trust,
Series 2012-1 A3 0.890%, 9/15/16	650,877	652,501
Chase Issuance Trust,
Series 2013-A1 A1 1.300%, 2/18/20	250,000	245,422
CIT Equipment Collateral,
Series 2012-VT1 A3 1.100%, 8/22/16§	269,384	269,770
Series 2013-VT1 A3 1.130%, 7/20/20§	485,204	485,367

CitiFinancial Mortgage Securities, Inc.,
Series 2003-1 AFPT 3.860%, 1/25/33 (e)	$78,715	$80,256
CNH Equipment Trust,
Series 2012-A A3 0.940%, 5/15/17	399,735	400,602
Series 2013-C A2 0.630%, 1/17/17	442,401	442,559
Series 2013-D A2 0.490%, 3/15/17	477,332	477,306
Discover Card Execution Note Trust,
Series 2012-A1 A1 0.810%, 8/15/17	439,000	440,411
Discover Card Master Trust,
Series 2012-A3 A 0.860%, 11/15/17	406,000	407,630
Dryrock Issuance Trust,
Series 2012-2 A 0.640%, 8/15/18	750,000	749,782
EFS Volunteer LLC,
Series 2010-1 A1 1.088%, 10/26/26 (l)§	624,812	628,614
Exeter Automobile Receivables Trust,
Series 2012-2A A 1.300%, 6/15/17§	269,062	269,533
Series 2013-1A A 1.290%, 10/16/17§	237,249	237,536
Fifth Third Auto Trust,
Series 2013-A A3 0.610%, 9/15/17	488,000	487,743
First National Master Note Trust,
Series 2013-2 A 0.697%, 10/15/19 (l)	385,000	385,000
Flagship Credit Auto Trust,
Series 2013-1 A 1.320%, 4/16/18§ (b)	202,860	202,699
Ford Auto Securitization Trust,
Series 2013-R1A A2 1.676%, 9/15/16§ (b)	CAD 438,000	412,625
Series 2013-R4A A1 1.487%, 8/15/15†§	249,269	234,720
Ford Credit Auto Owner Trust,
Series 2012-D B 1.010%, 5/15/18	$210,000	207,675
Ford Credit Floorplan Master Owner Trust,
Series 2012-4 A1 0.740%, 9/15/16	765,000	766,024
Series 2013-1 A1 0.850%, 1/15/18	389,000	388,937
GE Dealer Floorplan Master Note Trust,
Series 2012-3 A 0.657%, 6/20/17 (l)	1,095,000	1,098,419
GE Equipment Midticket LLC,
Series 2011-1 A3 1.000%, 8/24/15	152,204	152,368
Gracechurch Card Funding plc,
Series 2012-1A A1 0.867%, 2/15/17 (l)§	725,000	728,679

See Notes to Financial Statements.

1023

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Hertz Vehicle Financing LLC,
Series 2013-1A A1 1.120%, 8/25/17§ (b)	$430,000	$429,196
Series 2013-1A A2 1.830%, 8/25/19§	1,140,000	1,119,058
Huntington Auto Trust,
Series 2011-1A A3 1.010%, 1/15/16§	201,467	201,915
Hyundai Auto Lease Securitization Trust,
Series 2013-A A3 0.660%, 6/15/16§	653,000	653,651
Kingsland I Ltd.,
Series 2005-1A A1A 0.494%, 6/13/19 (l)§	271,016	270,865
Landmark VII CDO Ltd.,
Series 2006-7A A1L 0.519%, 7/15/18 (l)§	815,676	810,278
M&T Bank Auto Receivables Trust,
Series 2013-1A A3 1.060%, 11/15/17§	485,000	486,227
Mercedes-Benz Auto Lease Trust,
Series 2013-A A3 0.590%, 2/15/16	423,000	423,238
Mercedes-Benz Master Owner Trust,
Series 2012-AA A 0.790%, 11/15/17§	991,000	990,115
Mid-State Trust,
Series 4 A 8.330%, 4/1/30	52,722	54,180
Navistar Financial Corp. Owner Trust,
Series 2012-A A2 0.850%, 3/18/15§	145,137	145,166
Penarth Master Issuer plc,
Series 2012-1A A1 0.735%, 3/18/14 (l)§	806,000	806,190
RASC Trust,
Series 2003-KS3 A2 0.765%, 5/25/33 (l)	36,799	34,565
Renaissance Home Equity Loan Trust,
Series 2003-3 A 0.665%, 12/25/33 (l)	74,768	74,596
Santander Drive Auto Receivables Trust,
Series 2012-3 A3 1.080%, 4/15/16	651,219	652,198
Series 2012-6 A2 0.470%, 9/15/15	84,754	84,741
Series 2013-3 C 1.810%, 4/15/19	616,000	608,330
Series 2013-4 A3 1.110%, 12/15/17	665,000	668,137
Series 2013-5 A2 0.640%, 4/17/17	295,000	294,930
SLM Student Loan Trust,
Series 2008-9 A 1.738%, 4/25/23 (l)	7,120,941	7,370,824

SmartTrust,
Series 2012-4US A2A 0.670%, 6/14/15	$227,747	$227,835
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1 A3 1.220%, 6/22/15	194,442	194,623
World Financial Network Credit Card Master Trust,
Series 2012-B A 1.760%, 5/17/21	430,000	429,550
Series 2013-A A 1.610%, 12/15/21	301,000	295,296

		37,204,887

Non-Agency CMO (3.9%)
Alternative Loan Trust,
Series 2006-OA22 A1 0.325%, 2/25/47 (l)	194,109	165,390
Series 2006-OA6 1A2 0.375%, 7/25/46 (l)	119,216	100,943
Series 2007-OH1 A1D 0.375%, 4/25/47 (l)	206,903	142,042
American Home Mortgage Investment Trust,
Series 2004-3 5A 2.173%, 10/25/34 (l)	84,288	82,150
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.611%, 6/24/50 (l)§	1,401,474	1,535,637
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 3.369%, 3/13/23 (b)(m)	630,000	601,216
Citigroup Commercial Mortgage Trust,
Series 2006-C4 A1A 5.778%, 3/15/49 (l)	331,752	360,834
Citigroup Mortgage Loan Trust,
Series 2005-2 1A4 2.630%, 5/25/35 (l)	187,717	180,339
Series 2006-AR1 1A1 2.550%, 10/25/35 (l)	2,388,534	2,302,843
Commercial Mortgage Pass-Through Certificates,
Series 2013-CR6 A2 2.122%, 3/10/46	1,255,000	1,262,061
Series 2013-SFS A1 1.873%, 4/12/35§(b)	304,512	293,987
Commercial Mortgage Trust,
Series 2010-C1 A1 3.156%, 7/10/46§	4,439,715	4,577,482
Credit Suisse Mortgage Capital Certificates,
Series 2006-6 1A8 6.000%, 7/25/36	1,260,851	937,428
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§	3,059,749	3,340,169
Series 2010-RR1 3A 5.649%, 6/10/49 (l)§	3,059,749	3,340,958
Series 2010-RR7 2A 5.467%, 9/18/39 (l)§	1,618,191	1,760,933
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.770%, 5/15/46 (l)	498,000	552,726
EMF-NL B.V.,
Series 2008-2X A2 1.225%, 7/17/41 (l)(m)	EUR 765,000	820,347

See Notes to Financial Statements.

1024

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Extended Stay America Trust,
Series 2013-ESFL A2FL 0.867%, 12/5/31 (l)§	$330,000	$328,251
Series 2013-ESH7 A17 2.295%, 12/5/31§	425,000	418,085
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A 0.517%, 11/15/31 (l)	203,282	199,548
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3 A4 4.799%, 8/10/42 (l)	900,000	923,538
Series 2007-GG9 A2 5.381%, 3/10/39	813,451	829,411
Series 2007-GG9 A4 5.444%, 3/10/39	1,181,381	1,303,322
GS Mortgage Securities Corp. II,
Series 2006-GG6 A4 5.553%, 4/10/38 (l)	1,642,000	1,767,802
Series 2013-G1 A2 3.557%, 4/10/31 (b)(l)§	357,478	334,375
Series 2013-KING A 2.706%, 12/10/27§	655,809	644,771
Series 2013-KYO A 1.018%, 11/8/29 (l)§	650,000	647,351
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	3,952,000	4,251,206
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.648%, 9/25/35 (l)	495,717	501,091
Series 2006-2F 2A13 5.750%, 2/25/36	989,839	986,350
Series 2006-AR2 2A1 2.697%, 4/25/36 (l)	328,314	310,795
Harborview Mortgage Loan Trust,
Series 2006-12 2A2A 0.356%, 1/19/38 (l)	1,303,455	1,047,931
Impac CMB Trust,
Series 2003-8 2A1 1.065%, 10/25/33 (l)	32,610	32,642
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 0.435%, 7/25/35 (l)	540,176	376,561
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-LN2 A1A 4.838%, 7/15/41 (l)§	594,482	605,364
Series 2007-CB18 A1A 5.431%, 6/12/47 (l)	1,183,548	1,303,631
Series 2007-CB20 A1A 5.746%, 2/12/51 (l)	1,032,907	1,157,214
Series 2010-C2 A1 2.749%, 11/15/43§	470,788	482,204
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 2.722%, 8/25/34 (l)	330,985	326,797
Series 2007-A1 3A3 2.813%, 7/25/35 (l)	310,872	311,943
LB-UBS Commercial Mortgage Trust,
Series 2004-C2 A4 4.367%, 3/15/36	59,736	59,951

Series 2004-C4 A4 5.494%, 6/15/29 (l)	$64,457	$64,858
Series 2007-C1 A4 5.424%, 2/15/40	2,549,791	2,810,877
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 1.854%, 12/25/32 (l)	71,251	70,458
Series 2005-A10 A 0.375%, 2/25/36 (l)	953,187	872,679
Series 2005-A8 A1C1 5.250%, 8/25/36 (l)	19,930	19,924
Series 2006-C2 A1A 5.739%, 8/12/43 (l)	403,604	442,382
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-3 A4 5.414%, 7/12/46 (l)	1,918,785	2,106,893
Series 2006-4 A1A 5.166%, 12/12/49	1,521,892	1,660,930
Morgan Stanley Capital I Trust,
Series 2007-IQ14 A2FX 5.610%, 4/15/49	436,084	437,181
Series 2007-T27 A1A 5.648%, 6/11/42 (l)	933,961	1,047,892
Morgan Stanley Capital I, Inc.,
Series 1998-HF2 J 6.010%, 11/15/30§	3,832,438	4,061,985
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.804%, 8/12/45 (l)§	1,147,406	1,253,632
Motel 6 Trust,
Series 2012-MTL6 A2 1.948%, 10/5/25§	523,000	516,779
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	4,143,000	4,483,929
RBSCF Trust,
Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§	1,593,619	1,725,305
Series 2010-RR4 CMLA 6.007%, 12/16/49 (l)§	786,610	858,394
Residential Accredit Loans, Inc.,
Series 2006-QA6 A1 0.355%, 7/25/36 (l)	1,683,138	1,208,588
Sequoia Mortgage Trust,
Series 10 2A1 0.927%, 10/20/27 (l)	16,121	15,687
Series 2003-4 2A1 0.517%, 7/20/33 (l)	62,764	60,560
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.416%, 7/19/35 (l)	215,478	198,607
Series 2006-AR3 12A1 0.385%, 5/25/36 (l)	782,484	595,305
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3 A4 3.091%, 8/10/49	238,265	228,413
Series 2012-C4 A5 2.850%, 12/10/45	465,583	434,363
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25 A1A 5.719%, 5/15/43 (l)	1,048,543	1,148,771

See Notes to Financial Statements.

1025

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 1.543%, 8/25/42 (l)	$38,338	$37,250
Series 2003-AR1 A5 2.206%, 3/25/33 (l)	311,701	318,079
Series 2006-AR14 14A 2.065%, 11/25/36 (l)	1,252,955	1,053,222
Series 2007-OA1 A1A 0.828%, 2/25/47 (l)	469,804	376,598
WF-RBS Commercial Mortgage Trust,
Series 2013-C14 A5 3.337%, 6/15/46	569,160	547,491

		70,164,651

Total Asset-Backed and Mortgage-Backed Securities		107,369,538

Corporate Bonds (9.1%)
Consumer Discretionary (0.3%)
Auto Components (0.0%)
Dana Holding Corp.
6.000%, 9/15/23 (b)	89,000	89,445

Hotels, Restaurants & Leisure (0.0%)
MCE Finance Ltd.
5.000%, 2/15/21§	240,000	232,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.375%, 3/15/22	435,000	444,516

		677,316

Media (0.3%)
21st Century Fox America, Inc.
4.000%, 10/1/23§	103,000	101,469
6.150%, 2/15/41	220,000	242,652
CBS Corp.
8.875%, 5/15/19	281,000	359,966
5.750%, 4/15/20	193,000	218,103
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	267,000	367,841
Comcast Corp.
6.500%, 1/15/15	618,000	656,843
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	267,000	275,029
4.600%, 2/15/21	335,000	344,164
3.800%, 3/15/22	350,000	334,299
DISH DBS Corp.
5.000%, 3/15/23	245,000	230,913
Omnicom Group, Inc.
3.625%, 5/1/22	240,000	231,011
Sirius XM Holdings, Inc.
4.625%, 5/15/23§	249,000	225,345
Time Warner Cable, Inc.
7.500%, 4/1/14	329,000	334,398
5.000%, 2/1/20	167,000	168,357
Time Warner, Inc.
3.400%, 6/15/22	76,000	73,577
7.625%, 4/15/31	282,000	351,132
Viacom, Inc.
5.625%, 9/15/19	108,000	122,945

		4,638,044

Multiline Retail (0.0%)
Dollar General Corp.
4.125%, 7/15/17	$113,000	$120,524
Macy’s Retail Holdings, Inc.
3.875%, 1/15/22	331,000	329,345

		449,869

Total Consumer Discretionary		5,854,674

Consumer Staples (0.3%)
Food & Staples Retailing (0.2%)
CVS Caremark Corp.
7.507%, 1/10/32§	3,278,960	3,857,959
Kroger Co.
3.400%, 4/15/22	426,000	409,193

		4,267,152

Food Products (0.1%)
Bunge Ltd. Finance Corp.
5.100%, 7/15/15	217,000	229,742
Marfrig Overseas Ltd.
9.500%, 5/4/20§	245,000	225,400
Tyson Foods, Inc.
4.500%, 6/15/22	312,000	318,240

		773,382

Tobacco (0.0%)
Reynolds American, Inc.
3.250%, 11/1/22	295,000	269,396

Total Consumer Staples		5,309,930

Energy (0.7%)
Energy Equipment & Services (0.1%)
AK Transneft OJSC (TransCapitalInvest Ltd.)
8.700%, 8/7/18 (m)	574,000	696,692
Nabors Industries, Inc.
5.100%, 9/15/23§	315,000	314,492
Transocean, Inc.
6.500%, 11/15/20	285,000	326,721
6.375%, 12/15/21	2,000	2,262
3.800%, 10/15/22	498,000	474,742
Weatherford International Ltd.
9.625%, 3/1/19	560,000	722,066
5.125%, 9/15/20	95,000	101,992

		2,638,967

Oil, Gas & Consumable Fuels (0.6%)
Anadarko Petroleum Corp.
6.450%, 9/15/36	381,000	430,657
Cimarex Energy Co.
5.875%, 5/1/22 (b)	207,000	218,902
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	388,000	344,093
DCP Midstream LLC
5.350%, 3/15/20§	206,000	212,298
Denbury Resources, Inc.
4.625%, 7/15/23	245,000	222,950
Encana Corp.
3.900%, 11/15/21	165,000	163,930

See Notes to Financial Statements.

1026

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Energy Transfer Partners LP
6.700%, 7/1/18		$353,000	$410,234
7.500%, 7/1/38		212,000	250,380
Enterprise Products Operating LLC
5.200%, 9/1/20		455,000	511,126
Gazprom OAO (Gaz Capital S.A.)
8.146%, 4/11/18§		1,147,000	1,354,894
Hess Corp.
7.875%, 10/1/29		42,000	53,492
KazMunayGas National Co. JSC
7.000%, 5/5/20§		458,000	514,105
Kinder Morgan Energy Partners LP
2.650%, 2/1/19		779,000	774,541
4.150%, 3/1/22		193,000	192,855
3.950%, 9/1/22		624,000	608,869
Korea National Oil Corp.
3.125%, 4/3/17§		710,000	728,529
Noble Energy, Inc.
8.250%, 3/1/19		575,000	708,013
Noble Holding International Ltd.
4.900%, 8/1/20		56,000	59,388
3.950%, 3/15/22		300,000	291,210
Pacific Rubiales Energy Corp.
5.125%, 3/28/23§ (b)		128,000	117,120
Petroleos Mexicanos
3.500%, 7/18/18		325,000	333,938
Regency Energy Partners LP/Regency Energy Finance Corp.
4.500%, 11/1/23		69,000	62,790
Reliance Holdings USA, Inc.
5.400%, 2/14/22§		380,000	383,838
Southwestern Energy Co.
7.500%, 2/1/18		127,000	150,429
4.100%, 3/15/22		319,000	317,276
TransCanada PipeLines Ltd.
6.350%, 5/15/67 (l)		519,000	534,570
Williams Partners LP
5.250%, 3/15/20		325,000	354,561
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17		146,000	168,761

			10,473,749

Total Energy			13,112,716

Financials (5.3%)
Capital Markets (0.5%)
Goldman Sachs Group, Inc.
5.125%, 1/15/15		1,912,000	1,997,761
0.567%, 5/18/15 (l)	EUR	50,000	68,594
7.500%, 2/15/19		$829,000	1,013,120
6.000%, 6/15/20		494,000	566,652
5.750%, 1/24/22		310,000	349,478
ING Bank N.V.
2.000%, 9/25/15§		645,000	655,870
Macquarie Bank Ltd.
5.000%, 2/22/17§		146,000	158,025
Macquarie Group Ltd.
4.875%, 8/10/17§		371,000	397,308
Morgan Stanley
6.000%, 4/28/15		29,000	30,881
5.500%, 7/24/20		498,000	557,875
5.500%, 7/28/21		714,000	799,153

SteelRiver Transmission Co. LLC
4.710%, 6/30/17§ (b)		$1,137,019	$1,171,003
UBS AG/Connecticut
7.625%, 8/17/22		260,000	298,025

			8,063,745

Commercial Banks (1.4%)
ABN AMRO Bank N.V.
2.500%, 10/30/18§		520,000	516,539
4.310%, 3/29/49 (l)	EUR	161,000	220,290
Banco do Brasil S.A./Cayman Islands
2.963%, 7/2/14 (l)		$100,000	100,638
4.500%, 1/22/15§		32,000	32,720
Banco Santander S.A./Chile
1.842%, 1/19/16 (b)(l)§		4,845,000	4,796,550
Barclays Bank plc
7.625%, 11/21/22		348,000	370,620
6.625%, 3/30/22 (b)(m)	EUR	115,000	186,535
BNP Paribas S.A.
5.186%, 12/31/49 (l)§		$148,000	150,590
Compass Bank
5.500%, 4/1/20		543,000	558,620
Credit Suisse AG
6.500%, 8/8/23§		346,000	366,760
Danske Bank A/S
5.684%, 12/29/49 (b)(l)	GBP	249,000	418,764
DNB Bank ASA
3.200%, 4/3/17§		$2,741,000	2,860,795
KfW
6.250%, 5/19/21	AUD	3,952,000	3,852,446
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		$306,000	344,052
LBG Capital No.2 plc
15.000%, 12/21/19 (b)(m)	EUR	170,000	349,280
National Capital Trust II/Delaware
5.486%, 12/29/49 (l)§		$181,000	186,430
Nordea Bank AB
1.144%, 1/14/14 (l)§		3,697,000	3,698,142
PNC Bank N.A.
3.800%, 7/25/23		835,000	807,408
Rabobank Capital Funding Trust III
5.254%, 12/29/49 (l)§		215,000	221,450
Royal Bank of Scotland Group plc
5.050%, 1/8/15		1,339,000	1,378,688
Royal Bank of Scotland plc
9.500%, 3/16/22 (l)(m)		405,000	474,356
Sberbank of Russia (SB Capital S.A.)
5.499%, 7/7/15 (m)		1,434,000	1,509,285
Skandinaviska Enskilda Banken AB
5.471%, 12/31/49 (l)§		215,000	219,300
Societe Generale S.A.
5.922%, 4/29/49 (l)§		100,000	104,500
2.500%, 1/15/14§		355,000	355,225
4.196%, 12/31/49 (l)	EUR	116,000	159,221
Societe Generale SA
7.875%, 12/31/49 (l)§		$200,000	201,000
SouthTrust Corp.
5.800%, 6/15/14		367,000	376,625
Standard Chartered plc
4.000%, 7/12/22 (b)(l)		630,000	637,585

See Notes to Financial Statements.

1027

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

UniCredit Luxembourg Finance S.A.
6.000%, 10/31/17§		$175,000	$181,703
Wachovia Bank N.A.
5.850%, 2/1/37		250,000	280,698

			25,916,815

Consumer Finance (1.1%)
Ally Financial, Inc.
3.439%, 2/11/14 (l)		2,550,000	2,547,033
8.300%, 2/12/15		382,000	410,889
American Express Co.
6.150%, 8/28/17		637,000	734,391
7.000%, 3/19/18		3,952,000	4,725,561
Ford Motor Credit Co. LLC
3.875%, 1/15/15		319,000	329,240
2.375%, 1/16/18		5,291,000	5,340,735
5.875%, 8/2/21		1,035,000	1,174,518
Harley-Davidson Funding Corp.
5.750%, 12/15/14§		574,000	601,316
SLM Corp.
6.000%, 1/25/17		3,800,000	4,113,500

			19,977,183

Diversified Financial Services (1.7%)
Bank of America Corp.
7.375%, 5/15/14		450,000	461,025
5.650%, 5/1/18		1,215,000	1,383,438
7.625%, 6/1/19		2,930,000	3,627,909
5.875%, 2/7/42		505,000	579,585
Bank of America N.A.
0.523%, 6/15/16 (l)		1,084,000	1,074,232
Citigroup, Inc.
5.500%, 10/15/14		43,000	44,575
1.250%, 1/15/16		100,000	100,237
6.000%, 8/15/17		274,000	313,244
3.375%, 3/1/23		765,000	728,020
5.950%, 12/29/49 (l)		206,000	190,550
Countrywide Financial Corp.
6.250%, 5/15/16		232,000	256,235
Gaz Capital S.A. for Gazprom OAO
6.212%, 11/22/16 (m)		484,000	533,610
HBOS Capital Funding LP
6.071%, 12/31/49 (l)§		224,000	223,160
IPIC GMTN Ltd.
3.750%, 3/1/17§		720,000	757,080
JPMorgan Chase Bank N.A.
0.994%, 5/31/17 (l)	EUR	2,400,000	3,263,711
6.000%, 10/1/17		$3,570,000	4,073,466
4.375%, 11/30/21 (l)(m)	EUR	250,000	360,063
LBG Capital No.1 plc
8.000%, 12/29/49 (l)(m)		$313,000	334,204
Murray Street Investment Trust I
4.647%, 3/9/17 (e)		61,000	65,719
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17		147,000	152,148
3.450%, 6/12/21		20,000	20,768
Nationwide Building Society
6.250%, 2/25/20§		812,000	924,798
ORIX Corp.
4.710%, 4/27/15		562,000	583,397

Petronas Capital Ltd.
5.250%, 8/12/19§		$785,000	$854,931
Private Export Funding Corp.
4.550%, 5/15/15		167,000	176,634
4.950%, 11/15/15		147,000	159,301
1.375%, 2/15/17		92,000	93,016
4.375%, 3/15/19		20,000	22,318
2.050%, 11/15/22		79,000	70,685
Rosneft Finance S.A.
6.250%, 2/2/15 (m)		382,000	400,622
7.500%, 7/18/16 (m)		1,275,000	1,435,969
6.625%, 3/20/17 (m)		701,000	774,605
7.875%, 3/13/18 (m)		829,000	956,459
RZD Capital Ltd.
5.739%, 4/3/17		100,000	108,125
Shell International Finance B.V.
3.100%, 6/28/15		3,952,000	4,103,610
Waha Aerospace B.V.
3.925%, 7/28/20§		662,900	696,045

			29,903,494

Insurance (0.3%)
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16		198,000	227,002
American International Group, Inc.
5.600%, 10/18/16		64,000	71,240
6.400%, 12/15/20		440,000	519,195
4.875%, 6/1/22		430,000	462,594
8.175%, 5/15/58 (l)		574,000	687,365
Guardian Life Insurance Co. of America
7.375%, 9/30/39§		294,000	369,843
Hartford Financial Services Group, Inc.
4.000%, 3/30/15		161,000	167,074
5.500%, 3/30/20		406,000	452,976
5.125%, 4/15/22		180,000	194,747
Lincoln National Corp.
8.750%, 7/1/19		178,000	228,738
Massachusetts Mutual Life Insurance Co.
8.875%, 6/1/39§		157,000	225,105
MetLife Capital Trust IV
7.875%, 12/15/37§		192,000	219,840
MetLife, Inc.
7.717%, 2/15/19		199,000	245,496
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§		312,000	436,148
Prudential Financial, Inc.
5.625%, 6/15/43 (l)		440,000	430,100
XLIT Ltd.
5.250%, 9/15/14		384,000	395,922

			5,333,385

Real Estate Investment Trusts (REITs) (0.1%)
American Tower Corp.
5.050%, 9/1/20		613,000	644,373
HCP, Inc.
6.000%, 1/30/17		504,000	564,577
5.375%, 2/1/21		235,000	256,916
Health Care REIT, Inc.
6.200%, 6/1/16		508,000	564,131
5.250%, 1/15/22		210,000	222,177

			2,252,174

See Notes to Financial Statements.

1028

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

Thrifts & Mortgage Finance (0.2%)
Abbey National Treasury Services plc/London
3.875%, 11/10/14§	$2,486,000	$2,555,815
BPCE S.A.
5.700%, 10/22/23§	302,000	309,526

		2,865,341

Total Financials		94,312,137

Health Care (0.1%)
Biotechnology (0.0%)
Amgen, Inc.
6.150%, 6/1/18	19,000	22,221

Health Care Providers & Services (0.1%)
Coventry Health Care, Inc.
6.300%, 8/15/14	459,000	475,639
6.125%, 1/15/15	58,000	61,117
5.950%, 3/15/17	149,000	168,370
HCA, Inc.
4.750%, 5/1/23	245,000	230,300
Humana, Inc.
6.450%, 6/1/16	66,000	73,749

		1,009,175

Life Sciences Tools & Services (0.0%)
Thermo Fisher Scientific, Inc.
4.150%, 2/1/24	169,000	167,893

Total Health Care		1,199,289

Industrials (0.3%)
Aerospace & Defense (0.0%)
B/E Aerospace, Inc.
5.250%, 4/1/22 (b)	238,000	241,570
Embraer S.A.
5.150%, 6/15/22 (b)	183,000	182,085

		423,655

Airlines (0.1%)
Continental Airlines, Inc.
6.000%, 1/12/19	1,423,467	1,451,936
Southwest Airlines Co.
5.250%, 10/1/14	467,000	481,010
5.750%, 12/15/16	204,000	227,715

		2,160,661

Building Products (0.0%)
Owens Corning, Inc.
6.500%, 12/1/16	451,000	500,610

Commercial Services & Supplies (0.0%)
Republic Services, Inc.
5.500%, 9/15/19	422,000	474,096

Construction & Engineering (0.0%)
Odebrecht Finance Ltd.
5.125%, 6/26/22§	235,000	230,300

Industrial Conglomerates (0.0%)
Hutchison Whampoa International Ltd.
7.625%, 4/9/19 (m)	446,000	538,759

Road & Rail (0.1%)
Asciano Finance Ltd.
3.125%, 9/23/15§	728,000	743,800

Ryder System, Inc.
5.850%, 11/1/16	$221,000	$245,929

		989,729

Trading Companies & Distributors (0.1%)
Aviation Capital Group Corp.
7.125%, 10/15/20§	269,000	301,784
Doric Nimrod Air Finance Alpha Ltd.
5.125%, 11/30/22§	358,544	362,130

		663,914

Total Industrials		5,981,724

Information Technology (0.1%)
Communications Equipment (0.1%)
Motorola Solutions, Inc.
3.500%, 3/1/23	385,000	354,657

Computers & Peripherals (0.0%)
Hewlett-Packard Co.
4.650%, 12/9/21	130,000	132,610

IT Services (0.0%)
Total System Services, Inc.
2.375%, 6/1/18	174,000	168,690
3.750%, 6/1/23	174,000	160,808

		329,498

Total Information Technology		816,765

Materials (0.2%)
Chemicals (0.1%)
Dow Chemical Co.
8.550%, 5/15/19	302,000	389,129
4.125%, 11/15/21	230,000	237,797
4.375%, 11/15/42	255,000	223,713
LyondellBasell Industries N.V.
5.750%, 4/15/24	540,000	600,976
Sociedad Quimica y Minera de Chile S.A.
3.625%, 4/3/23§ (b)	292,000	254,040

		1,705,655

Construction Materials (0.0%)
Cemex S.A.B. de C.V.
7.250%, 1/15/21§	215,000	221,450

Containers & Packaging (0.0%)
Sealed Air Corp.
5.250%, 4/1/23§	200,000	194,500

Metals & Mining (0.1%)
Barrick Gold Corp.
4.100%, 5/1/23	55,000	49,364
Barrick North America Finance LLC
4.400%, 5/30/21	245,000	235,022
Cia Minera Milpo SAA
4.625%, 3/28/23§ (b)	301,000	272,405
Gerdau Trade, Inc.
5.750%, 1/30/21§ (b)	104,000	106,600
4.750%, 4/15/23§ (b)	355,000	331,037
Glencore Funding LLC
4.125%, 5/30/23§	360,000	335,116

See Notes to Financial Statements.

1029

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Rio Tinto Finance USA plc
3.500%, 3/22/22		$91,000	$88,819
2.875%, 8/21/22		271,000	250,722

			1,669,085

Paper & Forest Products (0.0%)
International Paper Co.
7.950%, 6/15/18		111,000	135,644
4.750%, 2/15/22		225,000	235,075

			370,719

Total Materials			4,161,409

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
5.350%, 9/1/40		495,000	490,139
Deutsche Telekom International Finance B.V.
4.875%, 3/6/42§		380,000	361,144
Telecom Italia Capital S.A.
7.175%, 6/18/19		444,000	497,280
Telefonica Emisiones S.A.U.
5.462%, 2/16/21		275,000	291,651
Verizon Communications, Inc.
1.773%, 9/15/16 (l)		700,000	719,888
2.500%, 9/15/16		600,000	620,463
1.993%, 9/14/18 (l)		200,000	210,711
3.650%, 9/14/18		700,000	737,719
4.500%, 9/15/20		600,000	640,878
5.150%, 9/15/23		457,000	489,687
6.550%, 9/15/43		323,000	378,598

			5,438,158

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20		2,614,000	2,846,480
MetroPCS Wireless, Inc.
6.625%, 4/1/23§		225,000	231,188
Rogers Communications, Inc.
4.000%, 6/6/22	CAD	63,000	57,897
Sprint Corp.
7.875%, 9/15/23§		$240,000	258,600
U.S. Cellular Corp.
6.700%, 12/15/33		31,000	29,338

			3,423,503

Total Telecommunication Services			8,861,661

Utilities (1.3%)
Electric Utilities (0.1%)
Entergy Arkansas, Inc.
3.750%, 2/15/21		1,530,000	1,533,619

Gas Utilities (0.1%)
ONEOK, Inc.
4.250%, 2/1/22		710,000	674,766
Talent Yield Investments Ltd.
4.500%, 4/25/22§		710,000	695,765

			1,370,531

Independent Power Producers & Energy Traders (1.1%)
Constellation Energy Group, Inc.
5.150%, 12/1/20		$139,000	$147,796
NRG Energy, Inc.
7.625%, 1/15/18		956,000	1,081,475
Perusahaan Listrik Negara PT
5.500%, 11/22/21§		411,000	392,505
Tennessee Valley Authority
4.375%, 6/15/15		14,100,000	14,916,657
5.500%, 7/18/17		930,000	1,064,549
3.875%, 2/15/21		818,000	864,029
1.875%, 8/15/22		850,000	757,079

			19,224,090

Multi-Utilities (0.0%)
CMS Energy Corp.
5.050%, 3/15/22		229,000	246,992
TECO Finance, Inc.
4.000%, 3/15/16		177,000	187,899
5.150%, 3/15/20		218,000	238,430

			673,321

Total Utilities			22,801,561

Total Corporate Bonds			162,411,866

Government Securities (83.5%)
Agency ABS (0.3%)
Small Business Administration
Series 2004-P10A 4.504% 2/1/14		21,337	21,384
Series 2008-P10B 1 5.944% 8/10/18		828,985	905,515
Small Business Administration Participation Certificates
Series 2004-20A 1 4.930% 1/1/24		138,989	149,406
Series 2004-20C 1 4.340% 3/1/24		1,152,760	1,214,191
Series 2005-20B 1 4.625% 2/1/25		108,366	115,000
Series 2008-20A 1 5.170% 1/1/28		310,359	336,419
Series 2008-20C 1 5.490% 3/1/28		1,250,292	1,382,064
Series 2008-20G 1 5.870% 7/1/28		1,149,150	1,289,906

			5,413,885

Agency CMO (11.5%)
Federal Home Loan Mortgage Corp.
4.879% 5/19/17		2,231,067	2,435,220
2.375% 11/1/31 (l)		6,350	6,701
2.348% 3/1/34 (l)		163,558	172,983
5.500% 1/1/35		213,901	234,547
5.500% 7/1/35		145,077	159,203
2.375% 11/1/35 (l)		369,228	391,163
2.469% 11/1/37 (l)		101,302	107,666
2.512% 5/1/38 (l)		487,231	517,835
4.500% 10/1/39		3,131,415	3,316,119
4.000% 1/15/44 TBA		1,505,000	1,546,622
Federal National Mortgage Association
5.000% 2/1/24 (l)		524	570
5.165% 6/1/24 (l)		61	61

See Notes to Financial Statements.

1030

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

4.500% 12/1/24		$64,721	$69,618
9.000% 8/1/26		2,242	2,722
2.363% 1/1/28 (l)		52,482	54,725
4.500% 4/1/28		11,345	12,136
4.500% 4/1/29		361,273	386,689
4.500% 6/1/29		6,669	7,138
4.500% 8/1/29		121,496	130,043
4.500% 9/1/29		561,380	600,874
4.500% 10/1/29		26,539	28,406
4.500% 3/1/30		281,064	301,364
4.500% 6/1/30		105,945	113,597
4.500% 7/1/31		119,926	128,738
2.206% 3/1/33 (l)		61,418	63,539
5.500% 4/1/33		182,673	201,185
5.500% 7/1/33		200,501	220,826
5.310% 8/25/33		221,478	226,705
2.376% 3/1/34 (l)		319,751	337,767
5.500% 4/1/34		102,523	112,948
5.500% 5/1/34		70,126	77,261
5.500% 11/1/34		308,473	339,645
5.500% 2/1/35		1,184,025	1,304,416
4.500% 8/1/35		519,659	551,996
4.500% 9/1/35		365,963	389,903
5.000% 10/1/35		572,356	621,476
2.309% 1/1/36 (l)		1,128,378	1,199,254
5.000% 7/1/36		123,625	134,234
2.245% 2/1/37 (l)		195,047	205,950
4.500% 7/1/37		30,972	32,900
2.647% 8/1/37 (l)		192,659	204,760
4.500% 8/1/37		37,061	39,344
4.500% 4/1/38		328,711	348,652
5.000% 6/1/38		123,028	133,586
4.500% 2/1/39		1,521,824	1,614,145
4.500% 3/1/39		1,414,811	1,500,639
4.500% 4/1/39		856,920	908,904
4.500% 5/1/39		16,990	18,021
4.500% 6/1/39		124,987	132,569
5.000% 6/1/39		2,128,117	2,310,753
4.500% 7/1/39		1,651,140	1,753,942
5.000% 12/1/39		341,835	371,492
4.500% 1/1/40		96,648	102,511
5.000% 7/1/40		288,852	313,642
4.500% 8/1/40		349,340	370,532
4.000% 9/1/40		387,340	399,505
4.500% 9/1/40		349,214	370,399
4.000% 10/1/40		189,141	195,170
4.000% 11/1/40		958,941	989,058
4.500% 11/1/40		65,058	69,005
2.374% 12/1/40 (l)		24,889	26,116
4.000% 12/1/40		7,716,352	7,958,693
4.000% 1/1/41		378,389	390,273
4.500% 2/1/41		234,952	249,205
4.500% 3/1/41		155,435	164,864
4.000% 4/1/41		761,183	785,089
4.500% 4/1/41		735,922	780,566
4.500% 5/1/41		1,814,864	1,924,994
4.500% 6/1/41		1,370,990	1,454,160
4.500% 7/1/41		2,299,164	2,438,652
4.500% 8/1/41		7,106,070	7,537,153
4.500% 9/1/41		1,458,889	1,547,391
4.500% 10/1/41		429,910	455,990
3.500% 12/1/41		7,949,189	7,911,927

4.500% 1/1/42		$422,424	$448,182
4.500% 2/1/42		1,059,536	1,124,143
3.500% 6/1/42		5,849,187	5,821,769
4.500% 9/1/42		526,194	558,115
3.500% 10/1/42		6,860,850	6,828,690
4.500% 11/1/42		210,908	223,703
3.000% 1/1/43		36,778	35,014
3.500% 4/1/43		2,256,953	2,249,901
3.500% 5/1/43		29,646,993	29,508,023
3.000% 6/1/43		356,880	339,537
3.000% 7/1/43		1,362,034	1,295,847
3.000% 8/1/43		1,884,214	1,792,653
2.500% 1/25/29 TBA		6,115,000	6,051,939
3.000% 1/25/29 TBA		450,000	459,070
3.500% 2/25/29 TBA		1,300,000	1,355,707
3.500% 1/25/44 TBA		10,940,000	10,876,754
4.000% 1/25/44 TBA		5,022,500	5,175,530
4.500% 1/25/44 TBA		2,810,000	2,979,917
5.000% 1/25/44 TBA		1,245,000	1,352,965
3.500% 2/25/44 TBA		65,000,000	64,423,632
Government National Mortgage Association
8.500% 10/15/17		546	592
8.500% 11/15/17		1,904	2,066
8.000% 7/15/26		301	352
1.625% 7/20/27 (l)		3,029	3,113
6.500% 6/20/32		39,065	43,910
3.000% 5/15/43		615,851	595,620

			206,063,191

Foreign Governments (2.4%)
Australia Government Bond
5.500% 1/21/18	AUD	23,700,000	22,985,236
Eksportfinans ASA
1.600% 3/20/14	JPY	1,000,000	9,446
3.000% 11/17/14		$255,000	255,956
2.000% 9/15/15		765,000	753,525
2.375% 5/25/16		510,000	502,350
5.500% 5/25/16		191,000	201,386
2.875% 11/16/16	CHF	65,000	72,557
5.500% 6/26/17		$446,000	470,251
Export-Import Bank of China
5.250% 7/29/14§		2,359,000	2,415,384
Export-Import Bank of Korea
4.000% 1/29/21		637,000	650,976
Italy Buoni Poliennali Del Tesoro
4.000% 2/1/37 (b)(m)	EUR	255,000	323,245
Republic of Korea
5.750% 4/16/14		$2,550,000	2,591,769
4.875% 9/22/14		191,000	196,992
7.125% 4/16/19		5,992,000	7,319,805
Republic of Panama
9.375% 4/1/29		190,000	262,200
Republic of Slovenia
4.700% 11/1/16§ (b)	EUR	1,300,000	1,853,347
Republic of South Africa
6.500% 6/2/14		$943,000	963,039
Russian Federation
7.500% 3/31/30 (e)(m)		388,960	453,916
State of Qatar
4.500% 1/20/22§		500,000	529,250

See Notes to Financial Statements.

1031

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount		Value (Note 1)

Turkish Government Bond
4.875% 4/16/43		$378,000	$290,588
United Kingdom Gilt
1.750% 9/7/22 (m)	GBP	89,205	135,211

			43,236,429

Municipal Bonds (1.6%)
California State University Trustees for Systemwide Refunding, Revenue Bonds,
Series 2005A, AMBAC 5.000% 11/1/30		$190,000	196,724
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 6.124% 6/15/42		320,000	340,742
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B
4.075% 11/1/20		510,000	530,604
4.325% 11/1/21		830,000	871,599
4.525% 11/1/22		1,145,000	1,218,830
City of New York, General Obligation Bonds,
Series 2010H-1 6.246% 6/1/35		3,440,000	3,661,261
County of Los Angeles Community College District, General Obligation Bonds,
Series 2001A, NATL 5.000% 8/1/27		700,000	742,987
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B
5.591% 8/1/20		2,360,000	2,529,377
5.841% 8/1/21		255,000	277,512
County of Los Angeles Unified School District, General Obligation Bonds,
Series 2007A-1, AGM 4.500% 7/1/22		955,000	1,032,842
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010C 6.628% 7/1/40		445,000	478,437
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds,
Series 2009B 6.249% 12/1/34		255,000	274,510
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2009B 6.875% 12/15/39		2,805,000	3,025,361
New Jersey Turnpike Authority, Revenue Bonds,
Series 2009F 7.414% 1/1/40		637,000	838,706
Northern California Power Agency, Lodi Energy Center, Revenue Bonds,
Series 2010B 7.311% 6/1/40		1,325,000	1,462,694

Regents of the University of California Medical Center, Revenue Bonds, Series 2010H
5.235% 5/15/22		$955,000	$1,044,274
5.435% 5/15/23		1,260,000	1,380,191
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793% 4/1/30		2,615,000	3,082,327
State of California, Various Purposes, General Obligation Bonds,
Series 2009 7.550% 4/1/39		1,910,000	2,470,528
State of Illinois, Revenue Bonds, Series 2009A 6.184% 1/1/34		637,000	719,714
State of Iowa IJOBS Program, Revenue Bonds,
Series 2009B 6.750% 6/1/34		1,145,000	1,256,855

			27,436,075

Supranational (0.1%)
Asian Development Bank
5.500% 6/27/16		422,000	471,427
Inter-American Development Bank
5.125% 9/13/16		473,000	527,399
International Bank for Reconstruction & Development
9.250% 7/15/17		266,000	333,023
Nordic Investment Bank
5.000% 2/1/17		473,000	530,952

			1,862,801

U.S. Government Agencies (29.1%)
Federal Agricultural Mortgage Corp.
2.125% 9/15/15		12,400,000	12,723,443
Federal Farm Credit Bank
0.300% 8/21/14		41,525,000	41,542,399
0.270% 11/19/14		17,765,000	17,767,021
1.625% 11/19/14		1,640,000	1,659,721
0.250% 11/26/14		18,850,000	18,846,673
0.450% 4/24/15		1,000,000	1,000,029
4.875% 12/16/15		1,515,000	1,647,059
0.625% 3/23/16		1,415,000	1,414,955
0.450% 7/12/16		318,000	316,388
5.125% 8/25/16		4,915,000	5,473,919
4.875% 1/17/17		3,859,000	4,332,756
2.500% 6/20/22		250,000	233,687
Federal Home Loan Bank
5.500% 8/13/14		2,263,000	2,337,018
2.750% 12/12/14		1,365,000	1,397,147
0.250% 1/16/15		318,000	318,010
0.250% 2/20/15		5,085,000	5,085,109
2.750% 3/13/15		1,965,000	2,022,872
2.875% 6/12/15		1,716,000	1,779,029
1.630% 8/20/15		318,000	324,078
0.500% 11/20/15		20,925,000	20,975,038
1.000% 3/11/16		1,395,000	1,410,155
3.125% 3/11/16		480,000	507,319
5.375% 5/18/16		3,385,000	3,772,575
2.125% 6/10/16		2,470,000	2,563,134
5.625% 6/13/16		1,117,000	1,245,941
2.000% 9/9/16		1,355,000	1,400,762

See Notes to Financial Statements.

1032

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

4.750% 12/16/16	$2,158,000	$2,408,127
4.875% 5/17/17	1,790,000	2,018,971
5.250% 6/5/17	1,773,000	2,009,337
1.000% 6/9/17	1,815,000	1,807,285
1.000% 6/21/17	11,785,000	11,760,286
1.050% 7/26/17	1,340,000	1,334,053
2.250% 9/8/17	245,000	253,675
5.000% 11/17/17	23,045,000	26,322,068
4.750% 6/8/18	150,000	169,991
1.875% 3/8/19	3,440,000	3,419,622
5.375% 5/15/19	215,000	251,565
1.625% 6/14/19	525,000	511,493
4.125% 12/13/19	50,000	55,002
4.125% 3/13/20	1,819,000	1,983,484
4.625% 9/11/20	1,025,000	1,149,598
3.625% 3/12/21	50,000	52,524
5.625% 6/11/21	150,000	177,479
Federal Home Loan Mortgage Corp.
1.000% 8/27/14	2,415,000	2,428,033
5.000% 11/13/14	50,000	52,015
0.625% 12/29/14	4,741,000	4,759,932
0.800% 1/13/15	114,000	114,022
4.500% 1/15/15	2,426,000	2,533,015
0.650% 1/30/15	50,000	50,019
2.875% 2/9/15	4,771,000	4,908,930
0.550% 2/13/15	150,000	149,949
0.550% 2/27/15	318,000	318,185
0.500% 4/17/15	14,840,000	14,885,848
0.300% 4/29/15	222,000	222,011
4.375% 7/17/15	1,910,000	2,028,878
0.500% 8/28/15	2,572,000	2,573,170
1.750% 9/10/15	11,965,000	12,243,956
0.420% 9/18/15	318,000	317,870
0.500% 9/25/15	763,000	764,682
4.750% 11/17/15	2,795,000	3,023,387
1.000% 1/27/16	50,000	50,027
0.850% 2/24/16	2,433,000	2,434,522
1.000% 2/24/16	50,000	50,057
5.250% 4/18/16	2,605,000	2,885,110
0.500% 5/13/16	1,090,000	1,088,995
2.500% 5/27/16	2,080,000	2,176,706
5.500% 7/18/16	2,936,000	3,296,033
2.000% 8/25/16	2,960,000	3,060,159
5.125% 10/18/16	3,025,000	3,389,053
2.250% 1/23/17	177,000	177,210
5.000% 2/16/17	2,112,000	2,376,432
1.200% 3/6/17	700,000	701,147
1.000% 3/8/17	8,236,000	8,250,024
5.000% 4/18/17	1,785,000	2,017,715
1.250% 5/12/17	2,430,000	2,445,820
1.000% 6/29/17	1,810,000	1,802,477
1.000% 7/25/17	350,000	347,498
1.000% 7/28/17	2,980,000	2,963,451
5.500% 8/23/17	1,730,000	1,993,553
1.000% 9/12/17	350,000	345,697
5.125% 11/17/17	2,315,000	2,647,552
0.750% 1/12/18	393,000	382,372
0.875% 3/7/18	5,136,000	5,003,488
4.875% 6/13/18	3,664,000	4,172,586
3.750% 3/27/19	2,777,000	3,027,921
1.750% 5/30/19	2,592,000	2,556,317
2.000% 7/30/19	64,000	62,941

1.250% 8/1/19	$5,480,000	$5,222,487
1.250% 10/2/19	812,000	769,801
2.500% 10/17/19	318,000	319,712
1.375% 5/1/20	403,000	378,231
2.375% 1/13/22	4,369,000	4,164,705
Federal National Mortgage Association
0.875% 8/28/14	2,550,000	2,561,732
1.500% 9/8/14	50,000	50,430
3.000% 9/16/14	2,596,000	2,647,800
4.625% 10/15/14	31,911,000	33,023,852
0.625% 10/30/14	700,000	702,535
2.625% 11/20/14	3,358,000	3,430,006
0.750% 12/19/14	896,000	900,468
0.750% 1/30/15	50,000	50,023
0.800% 2/13/15	50,000	50,035
0.750% 2/24/15	350,000	350,294
0.550% 2/27/15	591,000	591,344
5.000% 3/2/15	50,000	52,776
0.375% 3/16/15	3,861,000	3,865,228
5.000% 4/15/15	1,885,000	1,999,592
0.500% 5/27/15	5,910,000	5,929,144
0.625% 6/4/15	350,000	350,666
0.500% 7/2/15	4,244,000	4,256,468
2.375% 7/28/15	3,559,000	3,672,786
2.150% 8/4/15	114,000	117,313
2.000% 9/21/15	177,000	182,010
0.500% 9/28/15	14,445,000	14,477,004
1.875% 10/15/15	127,000	130,334
4.375% 10/15/15	5,761,000	6,170,007
1.625% 10/26/15	4,259,000	4,354,580
0.375% 12/21/15	318,000	317,891
0.800% 2/24/16	50,000	50,044
0.550% 2/26/16	1,289,000	1,285,586
2.000% 3/10/16	50,000	51,632
2.250% 3/15/16	1,350,000	1,400,663
5.000% 3/15/16	2,735,000	3,005,227
0.500% 3/30/16	2,065,000	2,065,282
2.375% 4/11/16	3,550,000	3,698,328
5.375% 7/15/16	2,945,000	3,296,511
0.750% 7/26/16	350,000	350,098
0.625% 8/26/16	435,000	434,292
5.250% 9/15/16	1,005,000	1,126,395
1.250% 9/28/16	2,535,000	2,570,080
1.375% 11/15/16	4,691,000	4,768,937
4.875% 12/15/16	3,743,000	4,185,401
1.250% 1/30/17	2,925,000	2,955,778
5.000% 2/13/17	2,220,000	2,497,876
1.200% 3/6/17	50,000	50,082
1.125% 4/27/17	2,440,000	2,447,693
5.000% 5/11/17	2,570,000	2,904,085
(Zero Coupon), 6/1/17	100,000	96,058
5.375% 6/12/17	4,086,000	4,674,089
1.125% 6/28/17	700,000	699,290
1.000% 8/21/17	150,000	148,356
0.875% 8/28/17	4,826,000	4,767,548
1.100% 8/28/17	350,000	348,376
1.125% 9/12/17	318,000	316,572
0.875% 10/26/17	14,146,000	13,916,849
0.900% 11/7/17	318,000	311,707
0.875% 12/20/17	11,312,000	11,093,234
1.000% 12/28/17	159,000	153,515
0.875% 2/8/18	8,806,000	8,600,682

See Notes to Financial Statements.

1033

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

1.200% 2/28/18	$388,000	$381,851
1.000% 4/30/18	392,000	381,778
1.750% 1/30/19	277,000	272,859
1.700% 10/4/19	191,000	184,473
(Zero Coupon), 10/9/19	975,000	829,034
1.500% 10/9/19	318,000	303,669
2.250% 10/17/22	159,000	145,016
2.500% 3/27/23	936,000	861,730
6.250% 5/15/29	5,743,000	7,190,857
Financing Corp.
10.700% 10/6/17	380,000	511,658
9.400% 2/8/18	70,000	92,142
9.650% 11/2/18	140,000	191,191
8.600% 9/26/19	30,000	40,415
Residual Funding Corp.
(Zero Coupon), 7/15/20 STRIPS .	4,295,000	3,587,346

		519,193,101

U.S. Treasuries (38.5%)
U.S. Treasury Bonds
11.250% 2/15/15	1,053,000	1,182,692
10.625% 8/15/15	100,000	116,617
9.875% 11/15/15	150,000	176,495
9.250% 2/15/16	2,651,000	3,142,263
0.125% 4/15/16 TIPS	3,279,986	3,368,303
7.250% 5/15/16	430,000	497,837
7.500% 11/15/16	3,022,000	3,599,997
8.750% 5/15/17	690,000	867,082
8.875% 8/15/17	4,091,000	5,219,859
9.125% 5/15/18	200,000	265,284
9.000% 11/15/18	200,000	269,078
8.875% 2/15/19	700,000	946,158
8.125% 8/15/19	200,000	266,424
8.500% 2/15/20	3,002,000	4,115,672
8.750% 5/15/20	200,000	279,057
7.875% 2/15/21	798,000	1,085,779
8.125% 5/15/21	355,000	491,384
8.000% 11/15/21	265,000	368,074
2.000% 1/15/26 TIPS	1,957,659	2,165,904
2.375% 1/15/27 TIPS	1,402,679	1,614,941
1.750% 1/15/28 TIPS	6,964,156	7,450,996
2.500% 1/15/29 TIPS	1,996,947	2,344,325
3.875% 4/15/29 TIPS	1,023,294	1,401,595
4.500% 2/15/36	638,000	709,925
4.625% 2/15/40	3,693,300	4,170,736
3.000% 5/15/42	1,380,000	1,157,259
0.625% 2/15/43 TIPS	3,775,055	2,900,043
3.625% 8/15/43	2,195,000	2,072,846
U.S. Treasury Notes
0.250% 2/15/15	455,000	455,320
2.375% 2/28/15	1,015,000	1,040,434
2.500% 3/31/15	1,110,000	1,141,515
4.125% 5/15/15	2,035,000	2,143,282
0.375% 6/15/15	1,796,000	1,799,812
0.375% 6/30/15	769,000	770,592
0.250% 9/15/15	1,806,000	1,804,519
1.250% 9/30/15	1,640,000	1,666,586
2.125% 12/31/15	740,000	765,418
0.375% 1/15/16	7,679,200	7,676,000
2.000% 1/31/16	2,585,000	2,669,888
0.375% 2/15/16	3,743,000	3,739,783

4.500% 2/15/16	$6,433,000	$6,989,354
2.125% 2/29/16	735,000	761,826
2.625% 2/29/16	8,579,000	8,986,502
0.375% 3/15/16	906,000	904,608
2.250% 3/31/16	1,100,000	1,143,828
2.375% 3/31/16	7,799,000	8,135,129
0.250% 4/15/16	1,811,000	1,801,403
2.000% 4/30/16	1,360,000	1,406,910
2.625% 4/30/16	3,639,000	3,817,491
0.250% 5/15/16	2,988,000	2,969,637
5.125% 5/15/16	1,816,000	2,012,473
1.750% 5/31/16	5,473,000	5,631,489
3.250% 5/31/16	3,097,000	3,298,103
1.500% 6/30/16	660,000	675,202
3.250% 6/30/16	2,865,000	3,056,597
1.500% 7/31/16	9,975,000	10,202,684
3.250% 7/31/16	1,295,000	1,382,902
4.875% 8/15/16	675,000	749,918
1.000% 8/31/16	2,415,000	2,437,672
3.000% 8/31/16	2,260,000	2,400,544
1.000% 9/30/16	6,363,000	6,417,516
3.000% 9/30/16	7,863,000	8,356,895
3.125% 10/31/16	7,608,000	8,118,271
4.625% 11/15/16	2,610,000	2,896,998
0.875% 11/30/16	2,050,000	2,056,566
3.250% 12/31/16	2,255,000	2,418,810
0.875% 1/31/17	3,331,000	3,334,166
3.125% 1/31/17	6,358,000	6,797,100
4.625% 2/15/17	1,790,000	1,996,316
0.875% 2/28/17	6,548,000	6,547,147
3.000% 2/28/17	2,250,000	2,397,627
1.000% 3/31/17	6,395,000	6,408,989
3.250% 3/31/17	2,355,000	2,531,042
3.125% 4/30/17	4,733,000	5,066,837
4.500% 5/15/17	3,275,000	3,654,653
2.750% 5/31/17	7,569,000	8,013,482
2.500% 6/30/17	1,580,000	1,658,013
0.500% 7/31/17	5,379,000	5,265,957
2.375% 7/31/17	2,300,000	2,403,320
4.750% 8/15/17	3,750,000	4,236,670
0.625% 8/31/17	4,448,000	4,364,658
1.875% 8/31/17	7,556,000	7,756,411
0.625% 9/30/17	2,229,000	2,182,592
1.875% 9/30/17	5,715,000	5,861,000
0.750% 10/31/17	3,528,000	3,464,055
1.875% 10/31/17	6,718,000	6,885,863
4.250% 11/15/17	3,391,000	3,775,402
0.625% 11/30/17	3,553,000	3,464,175
0.750% 12/31/17	3,543,000	3,464,390
2.750% 12/31/17	3,495,000	3,693,732
0.875% 1/31/18	3,518,000	3,450,938
2.625% 1/31/18	1,450,000	1,524,671
3.500% 2/15/18	4,727,000	5,131,934
0.750% 2/28/18	1,836,000	1,787,638
0.750% 3/31/18	2,239,000	2,175,387
2.875% 3/31/18	400,000	423,984
0.625% 4/30/18	1,856,000	1,789,856
2.625% 4/30/18	1,690,000	1,773,906
3.875% 5/15/18	350,000	385,788
1.000% 5/31/18	2,737,000	2,677,271
2.375% 5/31/18	2,176,000	2,258,676
1.375% 6/30/18	5,308,000	5,267,499

See Notes to Financial Statements.

1034

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Value (Note 1)

2.375% 6/30/18	$1,750,000	$1,814,941
2.250% 7/31/18	3,546,000	3,655,566
4.000% 8/15/18	2,644,000	2,932,499
1.500% 8/31/18	40,250,000	40,043,509
1.375% 9/30/18	5,138,000	5,075,180
3.750% 11/15/18	4,743,000	5,204,948
1.250% 11/30/18	12,000,000	11,742,968
1.375% 11/30/18	1,750,000	1,723,750
1.375% 12/31/18	4,657,000	4,579,323
1.250% 1/31/19	3,761,000	3,667,758
2.750% 2/15/19	5,418,000	5,676,978
1.375% 2/28/19	1,000,000	979,310
1.500% 3/31/19	4,628,000	4,551,047
1.250% 4/30/19	69,879,000	67,700,739
3.125% 5/15/19	1,500,000	1,598,457
1.000% 6/30/19	2,667,000	2,536,046
0.875% 7/31/19	1,700,000	1,600,878
3.625% 8/15/19	1,100,000	1,198,527
1.000% 8/31/19	1,736,000	1,641,786
1.000% 9/30/19	2,677,000	2,527,255
1.250% 10/31/19	2,642,000	2,527,032
3.375% 11/15/19	6,019,000	6,474,657
1.000% 11/30/19	8,097,600	7,608,370
1.125% 12/31/19	2,677,000	2,528,510
1.375% 1/31/20	2,627,000	2,512,719
3.625% 2/15/20	7,839,000	8,532,465
1.250% 2/29/20	2,657,000	2,515,086
1.125% 3/31/20	1,746,000	1,636,057
1.125% 4/30/20	946,000	884,116
3.500% 5/15/20	9,360,000	10,098,197
2.625% 8/15/20	11,076,000	11,301,269
2.000% 9/30/20	4,000,000	3,910,052
1.750% 10/31/20	14,000,000	13,431,432
2.625% 11/15/20	6,998,000	7,111,808
3.125% 5/15/21	8,723,000	9,093,046
2.125% 8/15/21	4,991,000	4,834,901
2.000% 11/15/21	3,135,000	2,992,170
2.000% 2/15/22	5,086,000	4,826,468
1.750% 5/15/22	3,633,000	3,359,342
1.625% 8/15/22#	49,058,500	44,569,775
1.625% 11/15/22#	16,584,700	14,969,203
2.000% 2/15/23	12,351,400	11,457,853
1.750% 5/15/23	12,875,600	11,604,973
2.500% 8/15/23	19,290,000	18,524,428

		688,575,641

Total Government Securities		1,491,781,123

Total Long-Term Debt Securities (98.6%) (Cost $1,772,781,957)		1,761,562,527

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Financials (0.0%)
Insurance (0.0%)
Allstate Corp. 5.100% (l)	4,725	113,920

Total Preferred Stocks (0.0%) (Cost $118,125)		113,920

CONVERTIBLE PREFERRED STOCK:
Financials (0.2%)
Commercial Banks (0.2%)
Wells Fargo & Co.
7.500%	3,000	$3,315,000

Total Convertible Preferred Stocks (0.2%) (Cost $3,534,375)		3,315,000

COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*	2	17

Total Consumer Staples		17

Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	822

Total Financials		822

Total Common Stocks (0.0%) (Cost $—)		839

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.5%)
Banco do Brasil S.A.
2.52%, 2/14/14 (p)	$4,856,945	4,857,246
0.59%, 3/27/14 (p)	4,366,517	4,360,360

Total Certificate of Deposit		9,217,606

Government Securities (3.0%)
U.S. Treasury Bills
0.02%, 1/2/14 (p)	1,500,000	1,499,999
0.01%, 1/16/14 (p)	800,000	799,997
0.02%, 1/30/14 (p)	12,700,000	12,699,757
0.02%, 2/6/14 (p)	38,800,000	38,799,071

Total Government Securities		53,798,824

Total Short-Term Investments (3.5%) (Cost $63,013,038)		63,016,430

	Number of Contracts	Value (Note 1)
OPTION PURCHASED:
Call Option Purchased (0.0%)
Eurodollar
December 2014 @ $99.75*	119	5,950

Total Options Purchased (0.0%) (Cost $10,424)		5,950

Total Investments Before Options Written and Securities Sold Short (102.3%) (Cost $1,839,457,919)		1,828,014,666

See Notes to Financial Statements.

1035

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Contracts	Value (Note 1)

OPTION WRITTEN:
Put Option Written (0.0%)
Eurodollar
December 2014 @ $99.00*	(119)	$(11,900)

Total Options Written (0.0%)
(Premiums Received $12,647)		(11,900)

Total Investments Before Securities Sold Short (102.3%) (Cost $1,839,445,272)		1,828,002,766

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Agency CMO (-2.3%)
Federal National Mortgage Association
4.000%, 1/25/44 TBA	$(10,000,000)	(10,304,688)
4.500%, 1/25/44 TBA	(25,000,000)	(26,511,720)
5.000%, 1/25/44 TBA	(3,000,000)	(3,260,156)

Total Securities Sold Short (-2.3%) (Proceeds Received $40,321,523)		(40,076,564)

Total Investments after Options Written and Securities Sold Short (100.0%) (Cost $1,799,123,749)		1,787,926,202
Other Assets Less Liabilities (—%)		(732,119)

Net Assets (100%)		$1,787,194,083

*	Non-income producing.
†	Securities (totaling $234,720 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $89,970,425 or 5.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $528,497.
(b)	Illiquid Security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $10,884,374 or 0.6% of net assets.
(p)	Yield to maturity.

Glossary:

ABS	—	Asset-Backed Security
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
JPY	—	Japanese Yen
NATL	—	Insured by National Public Finance Guanantee Corp.
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

See Notes to Financial Statements.

1036

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Purchases
5 Year U.S. Treasury Notes	550	March-14	$66,508,690	$65,621,875	$(886,815)
90 Day Eurodollar	599	June-16	147,510,218	147,136,862	(373,356)
90 Day Eurodollar	175	September-16	43,051,867	42,850,938	(200,929)

					(1,461,100)

Sales
10 Year U.S. Treasury Notes	128	March-14	$16,039,362	$15,750,000	$289,362
Euro-Bund	78	March-14	15,094,020	14,933,581	160,439
U.S. Long Bond	90	March-14	11,796,858	11,548,125	248,733
U.S. Ultra Bond	13	March-14	1,773,397	1,771,250	2,147

					700,681

					$(760,419)

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	30,886	$28,056,780	$27,572,682	$484,098
British Pound vs. U.S. Dollar, expiring 1/30/14	HSBC Bank plc	257	416,493	424,909	(8,416)
British Pound vs. U.S. Dollar, expiring 3/12/14	Bank of America	175	287,623	289,654	(2,031)
Canadian Dollar vs. U.S. Dollar, expiring 1/16/14	Goldman Sachs & Co.	775	726,120	729,342	(3,222)
Canadian Dollar vs. U.S. Dollar, expiring 3/20/14	Bank of America	2,530	2,371,080	2,377,313	(6,233)
European Union Euro vs. U.S. Dollar, expiring 1/30/14	Goldman Sachs & Co.	678	932,165	933,272	(1,107)
European Union Euro vs. U.S. Dollar, expiring 2/4/14	Bank of America	4,816	6,610,490	6,625,272	(14,782)

					$448,307

Options Written:

Options written through the year ended December 31, 2013 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2013	—	$—
Options Written	845	267,697
Options Terminated in Closing Purchase Transactions	(726)	(255,050)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding - December 31, 2013	119	$12,647

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1037

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$36,970,167	$234,720	$37,204,887
Non-Agency CMO	—	70,164,651	—	70,164,651
Common Stocks
Consumer Staples	17	—	—	17
Financials	822	—	—	822
Convertible Preferred Stocks
Financials	3,315,000	—	—	3,315,000
Corporate Bonds
Consumer Discretionary	—	5,854,674	—	5,854,674
Consumer Staples	—	5,309,930	—	5,309,930
Energy	—	13,112,716	—	13,112,716
Financials	—	94,312,137	—	94,312,137
Health Care	—	1,199,289	—	1,199,289
Industrials	—	5,981,724	—	5,981,724
Information Technology	—	816,765	—	816,765
Materials	—	4,161,409	—	4,161,409
Telecommunication Services	—	8,861,661	—	8,861,661
Utilities	—	22,801,561	—	22,801,561
Forward Currency Contracts	—	484,098	—	484,098
Futures	700,681	—	—	700,681
Government Securities
Agency ABS	—	5,413,885	—	5,413,885
Agency CMO	—	206,063,191	—	206,063,191
Foreign Governments	—	43,236,429	—	43,236,429
Municipal Bonds	—	27,436,075	—	27,436,075
Supranational	—	1,862,801	—	1,862,801
U.S. Government Agencies	—	519,193,101	—	519,193,101
U.S. Treasuries	—	688,575,641	—	688,575,641
Options Purchased
Call Options Purchased	5,950	—	—	5,950
Preferred Stocks
Financials	113,920	—	—	113,920
Short-Term Investments	—	63,016,430	—	63,016,430

Total Assets	$4,136,390	$1,824,828,335	$234,720	$1,829,199,445

Liabilities:
Forward Currency Contracts	$—	$(35,791)	$—	$(35,791)
Futures	(1,461,100)	—	—	(1,461,100)
Government Securities
Agency CMO	—	(40,076,564)	—	(40,076,564)
Options Written
Put Options Written	(11,900)	—	—	(11,900)

Total Liabilities	$(1,473,000)	$(40,112,355)	$—	$(41,585,355)

Total	$2,663,390	$1,784,715,980	$234,720	$1,787,614,090

See Notes to Financial Statements.

1038

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$706,631	*
Foreign exchange contracts	Receivables	484,098
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,190,729

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(1,473,000	)*
Foreign exchange contracts	Payables	(35,791)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,508,791)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$254,980	$1,890,182	$—	$—	$2,145,162
Foreign exchange contracts	—	—	1,765,060	—	1,765,060
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$254,980	$1,890,182	$1,765,060	$—	$3,910,222

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(3,727)	$(760,419)	$—	$—	$(764,146)
Foreign exchange contracts	—	—	442,426	—	442,426
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(3,727)	$(760,419)	$442,426	$—	$(321,720)

^ This Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

1039

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $28,815,000 during the year ended December 31, 2013. The Portfolio held option contracts with an average notional balance of approximately $77,000 for five months during the year ended December 31, 2013. The Portfolio held futures contracts with an average notional balance of approximately $216,813,000 for six months during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$484,098		$(23,046)	$—	$461,052
Exchange Traded Futures & Options Contracts (b)	706,631	(c)	—	—	706,631

	$1,190,729		$(23,046)	$—	$1,167,683

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$23,046		$(23,046)	$—	$—
Goldman Sachs & Co.	4,329		—	—	4,329
HSBC Bank plc	8,416		—	—	8,416
Exchange Traded Futures & Options Contracts (b)	1,473,000	(c)	—	—	1,473,000

	$1,508,791		$(23,046)	$—	$1,485,745

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$811,966,602
Long-term U.S. government debt securities	766,530,955

$1,578,497,557

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$987,344,452
Long-term U.S. government debt securities	796,412,432

$1,783,756,884

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,861,579
Aggregate gross unrealized depreciation	(20,519,684)

Net unrealized depreciation	$(11,658,105)

Federal income tax cost of investments	$1,839,672,771

The Portfolio has a net capital loss carryforward of $156,756,010 of which $38,461,379 expires in the year 2016 and $118,294,631 expires in the year 2017.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $2,523,097 for Short Term losses.

See Notes to Financial Statements.

1040

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $1,839,457,919)	$1,828,014,666
Cash	45,438,470
Foreign cash (Cost $343,955)	340,487
Receivable for forward commitments	105,664,254
Dividends, interest and other receivables	9,855,649
Unrealized appreciation on forward foreign currency contracts	484,098
Due from broker for futures variation margin	321,882
Receivable for securities sold	240,488
Receivable from Separate Accounts for Trust shares sold	118,597
Other assets	3,306

Total assets	1,990,481,897

LIABILITIES
Payable for forward commitments	159,714,198
Securities sold short (Proceeds received $40,321,523)	40,076,564
Payable to Separate Accounts for Trust shares redeemed	1,307,179
Investment management fees payable	824,304
Payable for return of cash collateral on forward commitments	580,000
Distribution fees payable - Class IB	346,388
Administrative fees payable	219,187
Distribution fees payable - Class IA	37,924
Unrealized depreciation on forward foreign currency contracts	35,791
Options written, at value (Premiums received $12,647)	11,900
Trustees’ fees payable	2,264
Accrued expenses	132,115

Total liabilities	203,287,814

NET ASSETS	$1,787,194,083

Net assets were comprised of:
Paid in capital	$1,957,065,723
Accumulated undistributed net investment income (loss)	1,389,287
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(159,746,377)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(11,514,550)

Net assets	$1,787,194,083

Class IA
Net asset value, offering and redemption price per share, $177,633,000 / 21,186,276 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.38

Class IB
Net asset value, offering and redemption price per share, $1,609,561,083 / 192,721,732 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest (net of $504 foreign withholding tax)	$19,189,595
Dividends	118,615

Total income	19,308,210

EXPENSES
Investment management fees	5,117,831
Distribution fees - Class IB	2,723,210
Administrative fees	1,892,353
Distribution fees - Class IA	475,429
Recoupment fees	358,723
Printing and mailing expenses	122,642
Professional fees	66,477
Custodian fees	46,500
Trustees’ fees	30,750
Miscellaneous	38,275

Total expenses	10,872,190

NET INVESTMENT INCOME (LOSS)	8,436,020

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(3,782,668)
Futures	1,890,182
Foreign currency transactions	(1,265,854)
Options written	254,980

Net realized gain (loss)	(2,903,360)

Change in unrealized appreciation (depreciation) on:
Investments	(29,029,863)
Futures	(760,419)
Foreign currency translations	436,229
Options written	747
Securities sold short	244,959

Net change in unrealized appreciation (depreciation)	(29,108,347)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,011,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,575,687)

See Notes to Financial Statements.

1041

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,436,020	$3,851,349
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	(2,903,360)	12,452,188
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written,futures and foreign currency translations	(29,108,347)	4,814,123

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,575,687)	21,117,660

DIVIDENDS:
Dividends from net investment income
Class IA	(657,167)	(1,292,259)
Class IB	(6,008,722)	(3,811,268)

TOTAL DIVIDENDS	(6,665,889)	(5,103,527)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 880,106 and 6,767,234 shares, respectively ]	7,487,182	58,188,706
Capital shares issued in reinvestment of dividends [ 78,038 and 150,208 shares, respectively ]	657,167	1,292,259
Capital shares repurchased [ (3,551,489) and (3,480,051) shares, respectively ]	(30,226,704)	(29,817,367)

Total Class IA transactions	(22,082,355)	29,663,598

Class IB
Capital shares sold [ 8,989,100 and 7,384,433 shares, respectively ]	76,204,433	62,981,314
Capital shares sold in-kind (Note 9)[ 146,418,479 and 0 shares, respectively ]	1,233,559,078	—
Capital shares issued in reinvestment of dividends [ 716,314 and 444,706 shares, respectively ]	6,008,722	3,811,268
Capital shares repurchased [ (34,244,982) and (12,106,202) shares, respectively ]	(288,768,166)	(103,350,178)

Total Class IB transactions	1,027,004,067	(36,557,596)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,004,921,712	(6,893,998)

TOTAL INCREASE (DECREASE) IN NET ASSETS	974,680,136	9,120,135
NET ASSETS:
Beginning of year	812,513,947	803,393,812

End of year (a)	$1,787,194,083	$812,513,947

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,389,287	$(65,484)

See Notes to Financial Statements.

1042

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO (jj)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012		2011		2010		2009
Net asset value, beginning of year	$8.61	$8.44		$8.55		$9.02		$8.75

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.04	(e)(x)	0.21	(e)(x)	0.29	(e)(x)	0.30 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.25)	0.18		(0.09)		0.29		0.26

Total from investment operations	(0.20)	0.22		0.12		0.58		0.56

Less distributions:
Dividends from net investment income	(0.03)	(0.05)		(0.23)		(1.05)		(0.29)

Total dividends and distributions	(0.03)	(0.05)		—		—		—

Net asset value, end of year	$8.38	$8.61		$8.44		$8.55		$9.02

Total return	(2.31)%	2.66%		1.42%		6.49%		6.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$177,633	$204,780		$171,714		$200,072		$2,755,163
Ratio of expenses to average net assets:
After waivers	0.85%	0.63	%(f)(j)	0.19	%(f)(k)	0.56	%(f)(m)	0.59%
Before waivers	0.85%	0.84%		0.59	%(f)	0.58	%(f)	0.59%
Ratio of net investment income (loss) to average net assets:
After waivers	0.62%	0.48	%(x)	2.44	%(f)(x)	3.08	%(f)(x)	3.38%
Before waivers	0.62%	0.28	%(x)	2.03	%(f)(x)	3.06	%(f)(x)	3.38%
Portfolio turnover rate	125%	106%		63%		94%		173%

	Year Ended December 31,
Class IB	2013	2012		2011		2010		2009
Net asset value, beginning of year	$8.58	$8.41		$8.52		$8.98		$8.71

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.04	(e)(x)	0.19	(e)(x)	0.26	(e)(x)	0.28 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.26)	0.18		(0.09)		0.30		0.25

Total from investment operations	(0.20)	0.22		0.10		0.56		0.53

Less distributions:
Dividends from net investment income	(0.03)	(0.05)		(0.21)		(1.02)		(0.26)

Total dividends and distributions	(0.03)	(0.05)		—		—		—

Net asset value, end of year	$8.35	$8.58		$8.41		$8.52		$8.98

Total return	(2.32)%	2.66%		1.16%		6.29%		6.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,609,561	$607,734		$631,680		$694,555		$697,681
Ratio of expenses to average net assets:
After waivers	0.85%	0.63	%(f)(j)	0.44	%(f)(k)	0.70	%(f)(m)	0.84%
Before waivers	0.85%	0.84%		0.84	%(f)	0.82	%(f)	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers	0.67%	0.48	%(x)	2.18	%(f)(x)	2.77	%(f)(x)	3.09%
Before waivers	0.67%	0.27	%(x)	1.77	%(f)(x)	2.64	%(f)(x)	3.09%
Portfolio turnover rate	125%	106%		63%		94%		173%

See Notes to Financial Statements.

1043

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO (jj)

FINANCIAL HIGHLIGHTS (Continued)

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% for Class IA and 0.85% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers should be 0.57% for Class IA and 0.78% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

1044

EQ/REAL ESTATE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.
➢	AXA Equitable Funds Management Group, LLC
➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/13
Since Incept.
Portfolio – Class IB Shares*	(1.79%)
Portfolio – Class K Shares*	(1.57)
FTSE EPRA/NAREIT Developed Index	1.53
* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.79)% for the period ended December 31, 2013. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned 1.53% over the same period.

Portfolio Highlights

For the period February 8, 2013 - December 31, 2013

What helped performance during the period:

•	Exposure to Italian inflation-linked Bonds (ILBs), which benefited from a significant decline in real yields, was beneficial for the Portfolio.

•	Underweight exposure to rates in Australia and Canada added to performance, as they sold off on a year-to-date basis.

•	Currency positions that benefit from the depreciation of the Japanese yen against the U.S. dollar were favorable to Portfolio performance.

What hurt performance during the period:

•	A focus on the intermediate portion of the U.S. real yield curve was detrimental to performance, as rates rose in this maturity range.

•	Modest exposure to Brazilian rates, which rose for the period, hurt Portfolio performance.

•	Exposure to select emerging market currencies, such as the Brazilian real and Mexican peso, which depreciated versus the U.S. dollar, hurt Portfolio performance.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

PIMCO has become modestly more optimistic about the outlook for global growth, expecting 2.5-3.0 percent next year. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest to us that inflation will remain contained.

At period end, Portfolio positioning was concentrated in the front end of the yield curve, where we see superior opportunities for roll-down and price appreciation, as we believe market expectations for rate increases are unlikely to be met. We were underweight the long end of the yield curve as we believe longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. The Portfolio had a quality bias, investing primarily in U.S. securities and complementing those with smaller allocations to Canada, Brazil and Mexico. The Portfolio was underweight exposure to corporate credit, as we currently see more favorable risk-adjusted returns in other spread sectors, such as non-Agency mortgages, select emerging markets and municipal bonds. The Portfolio held long-dated TIPS, as we believe inflation protection is attractively priced.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	70.5%
Government Securities	26.8
Exchange Traded Funds	0.2
Health Care	0.0 #
Cash and Other	2.5

100.0%

# Less than 0.05%

1045

EQ/REAL ESTATE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,006.21	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.63	5.63
Class K
Actual	1,000.00	1,007.43	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1046

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Health Care Providers & Services (0.0%)
Health Care Facilities (0.0%)
Extendicare, Inc.	1,070	$6,870

Total Health Care Providers & Services		6,870

Real Estate Investment Trusts (REITs) (52.5%)
Diversified REITs (9.3%)
Activia Properties, Inc. (REIT)(m)	2	15,744
Affine S.A. (REIT)	61	1,170
American Assets Trust, Inc. (REIT)	420	13,201
American Realty Capital Properties, Inc. (REIT)	2,370	30,478
ANF Immobilier (REIT)	73	2,242
Artis Real Estate Investment Trust (REIT)	1,590	22,243
Australand Property Group (REIT)	4,550	15,641
Beni Stabili S.p.A. (REIT)	10,716	7,224
British Land Co. plc (REIT)	12,926	134,635
Canadian Real Estate Investment Trust (REIT)	880	35,929
Chambers Street Properties (REIT)	3,030	23,180
Cofinimmo (REIT)	238	29,386
Cominar Real Estate Investment Trust (REIT)	1,630	28,296
Cousins Properties, Inc. (REIT)	2,280	23,484
Crombie Real Estate Investment Trust (REIT)	920	11,727
Daiwa House Residential Investment Corp. (REIT)	3	11,950
Dexus Property Group (REIT)	62,578	56,155
Duke Realty Corp. (REIT)	4,170	62,716
Dundee International Real Estate Investment Trust (REIT)	1,210	9,591
Empire State Realty Trust, Inc. (REIT), Class A	960	14,688
First Potomac Realty Trust (REIT)	720	8,374
Fonciere des Regions (REIT)	461	39,796
Gecina S.A. (REIT)	246	32,499
GPT Group (REIT)	20,323	61,697
H&R Real Estate Investment Trust (REIT)	3,461	69,724
Hamborner REIT AG (REIT)	577	5,824
ICADE (REIT)	391	36,400
Investors Real Estate Trust (REIT)	1,300	11,154
Kenedix Realty Investment Corp. (REIT)	3	14,229
Kiwi Income Property Trust (REIT)	12,776	11,348
Land Securities Group plc (REIT)	10,184	162,486
Lexington Realty Trust (REIT)	2,910	29,711
Liberty Property Trust (REIT)	1,880	63,675
Londonmetric Property plc (REIT)	7,540	17,268

Mirvac Group (REIT)	47,337	$71,008
Nieuwe Steen Investments N.V. (REIT)	1,678	10,619
Nomura Real Estate Master Fund, Inc. (REIT)	22	22,646
Premier Investment Corp. (REIT)	2	7,730
PS Business Parks, Inc. (REIT)	250	19,105
Select Income REIT (REIT)	340	9,092
Shaftesbury plc (REIT)	3,219	33,422
Spirit Realty Capital, Inc. (REIT)	4,548	44,707
Stockland Corp., Ltd. (REIT)	29,819	96,117
Suntec Real Estate Investment Trust (REIT)	26,450	32,278
Tokyu REIT, Inc. (REIT)	2	12,326
Top REIT, Inc. (REIT)	2	9,382
United Urban Investment Corp. (REIT)	28	40,228
Vornado Realty Trust (REIT)	2,190	194,449
Washington Real Estate Investment Trust (REIT)	850	19,856
Wereldhave Belgium N.V. (REIT)	22	2,519
Wereldhave N.V. (REIT)	280	22,022
Winthrop Realty Trust (REIT)	370	4,089
WP Carey, Inc. (REIT)	770	47,240

		1,812,700

Industrial REITs (3.7%)
Ascendas Real Estate Investment Trust (REIT)	25,300	44,106
BWP Trust (REIT)	6,131	11,989
DCT Industrial Trust, Inc. (REIT)	4,077	29,069
EastGroup Properties, Inc. (REIT)	380	22,013
First Industrial Realty Trust, Inc. (REIT)	1,420	24,779
GLP J-REIT (REIT)	25	24,404
Goodman Group (REIT)	22,183	93,688
Granite Real Estate Investment Trust (REIT)	600	21,837
Hansteen Holdings plc (REIT)	8,232	14,750
Industrial & Infrastructure Fund Investment Corp. (REIT)	2	16,656
Japan Logistics Fund, Inc. (REIT)	2	21,176
Mapletree Industrial Trust (REIT)	14,980	15,847
Mapletree Logistics Trust (REIT)	18,480	15,449
Mucklow A & J Group plc (REIT)	590	4,680
Nippon Prologis REIT, Inc. (REIT)	4	38,211
Prologis, Inc. (REIT)	6,430	237,589
Pure Industrial Real Estate Trust (REIT)	1,750	7,858
Segro plc (REIT)	9,577	52,969
STAG Industrial, Inc. (REIT)	550	11,215
Warehouses De Pauw S.C.A. (REIT)	117	8,482

		716,767

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Office REITs (7.8%)
Alexandria Real Estate Equities, Inc. (REIT)	920	$58,530
Allied Properties Real Estate Investment Trust (REIT)	880	27,139
Alstria Office REIT-AG (REIT)*	872	10,979
Befimmo S.A. (REIT)	218	15,130
BioMed Realty Trust, Inc. (REIT)	2,450	44,394
Boston Properties, Inc. (REIT)	1,980	198,734
Brandywine Realty Trust (REIT)	2,020	28,462
CapitaCommercial Trust (REIT)	25,160	28,909
Champion REIT (REIT)	30,050	13,292
Commonwealth Property Office Fund (REIT)	26,208	29,134
CommonWealth REIT (REIT)	1,510	35,198
Corporate Office Properties Trust/Maryland (REIT)	1,070	25,348
Derwent London plc (REIT)	1,183	48,877
Digital Realty Trust, Inc. (REIT)	1,670	82,030
Douglas Emmett, Inc. (REIT)	1,710	39,826
Dundee Real Estate Investment Trust (REIT), Class A	1,360	36,898
DuPont Fabros Technology, Inc. (REIT)	840	20,756
Eurobank Properties Real Estate Investment Co. (REIT)*	180	2,001
Franklin Street Properties Corp. (REIT)	1,140	13,623
Government Properties Income Trust (REIT)	680	16,898
Great Portland Estates plc (REIT)	4,477	44,408
Highwoods Properties, Inc. (REIT)	1,160	41,957
Hudson Pacific Properties, Inc. (REIT)	550	12,029
Intervest Offices & Warehouses (REIT)	63	1,688
Investa Office Fund (REIT)	7,758	21,682
Japan Excellent, Inc. (REIT)	10	11,708
Japan Prime Realty Investment Corp. (REIT)	11	35,201
Japan Real Estate Investment Corp. (REIT)	16	85,690
Keppel REIT (REIT)	19,070	17,907
Kilroy Realty Corp. (REIT)	1,060	53,191
Leasinvest Real Estate S.C.A. (REIT)	14	1,418
Mack-Cali Realty Corp. (REIT)	1,130	24,272
Mori Hills REIT Investment Corp. (REIT)	4	26,512
Mori Trust Sogo Reit, Inc. (REIT)	3	23,872
Nippon Building Fund, Inc. (REIT)	18	104,606
Nomura Real Estate Office Fund, Inc. (REIT)	5	23,217
Orix JREIT, Inc. (REIT)	21	26,262
Parkway Properties, Inc./Maryland (REIT)	660	12,731

Piedmont Office Realty Trust, Inc. (REIT), Class A	2,080	$34,362
Prime Office REIT-AG (REIT)	466	1,981
SL Green Realty Corp. (REIT)	1,230	113,628
Societe de la Tour Eiffel (REIT)	63	4,210
Workspace Group plc (REIT)	1,362	11,909

		1,510,599

Residential REITs (6.0%)
Advance Residence Investment Corp. (REIT)	16	34,489
Aedifica S.A. (REIT)	140	9,925
American Campus Communities, Inc. (REIT)	1,370	44,128
American Homes 4 Rent (REIT), Class A	590	9,558
Apartment Investment & Management Co. (REIT), Class A	1,850	47,934
Associated Estates Realty Corp. (REIT)	730	11,717
AvalonBay Communities, Inc. (REIT)	1,690	199,808
Boardwalk Real Estate Investment Trust (REIT)	530	29,862
BRE Properties, Inc. (REIT)	1,020	55,804
Camden Property Trust (REIT)	1,110	63,137
Campus Crest Communities, Inc. (REIT)	790	7,434
Canadian Apartment Properties REIT (REIT)	1,390	27,807
Education Realty Trust, Inc. (REIT)	1,470	12,965
Equity Lifestyle Properties, Inc. (REIT)	950	34,419
Equity Residential (REIT)	4,610	239,120
Essex Property Trust, Inc. (REIT)	510	73,190
Home Properties, Inc. (REIT)	757	40,590
Mid-America Apartment Communities, Inc. (REIT)	997	60,558
Nippon Accommodations Fund, Inc. (REIT)	3	20,169
Northern Property Real Estate Investment Trust (REIT)	440	11,494
Post Properties, Inc. (REIT)	680	30,756
Silver Bay Realty Trust Corp. (REIT)	440	7,036
Sun Communities, Inc. (REIT)	470	20,041
UDR, Inc. (REIT)	3,220	75,186

		1,167,127

Retail REITs (16.5%)
Acadia Realty Trust (REIT)	690	17,133
Agree Realty Corp. (REIT)	190	5,514
Alexander’s, Inc. (REIT)	30	9,900
Brixmor Property Group, Inc. (REIT)*	500	10,165
Calloway Real Estate Investment Trust (REIT)	1,340	31,739
CapitaMall Trust (REIT)	33,400	50,420

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

CBL & Associates Properties, Inc. (REIT)	2,160	$38,794
Cedar Realty Trust, Inc. (REIT)	910	5,697
CFS Retail Property Trust Group (REIT)	25,516	44,313
Charter Hall Retail REIT (REIT)	4,015	12,870
Cole Real Estate Investment, Inc. (REIT)	6,070	85,223
Corio N.V. (REIT)	844	37,823
DDR Corp. (REIT)	3,910	60,097
Equity One, Inc. (REIT)	730	16,381
Eurocommercial Properties N.V. (CVA)	518	21,991
Excel Trust, Inc. (REIT)	580	6,606
Federal Realty Investment Trust (REIT)	860	87,213
Federation Centres Ltd. (REIT)	18,435	38,518
Fortune Real Estate Investment Trust (REIT)	16,730	13,463
Frontier Real Estate Investment Corp. (REIT)	6	29,627
General Growth Properties, Inc. (REIT)	6,690	134,267
Getty Realty Corp. (REIT)	310	5,695
Glimcher Realty Trust (REIT)	1,850	17,316
Hammerson plc (REIT)	9,162	76,163
Immobiliare Grande Distribuzione (REIT)	1,740	2,071
Inland Real Estate Corp. (REIT)	1,060	11,151
Intu Properties plc (REIT)	8,741	44,857
Japan Retail Fund Investment Corp. (REIT)	30	61,020
Kimco Realty Corp. (REIT)	5,240	103,490
Kite Realty Group Trust (REIT)	1,630	10,709
Klepierre S.A. (REIT)	1,239	57,416
Link REIT (REIT)	29,900	144,982
Macerich Co. (REIT)	1,850	108,947
Mapletree Commercial Trust (REIT)(m)	16,530	15,588
Mercialys S.A. (REIT)	534	11,203
Morguard Real Estate Investment Trust (REIT)	430	6,659
National Retail Properties, Inc. (REIT)	1,540	46,708
Pennsylvania Real Estate Investment Trust (REIT)	840	15,943
Ramco-Gershenson Properties Trust (REIT)	840	13,222
Realty Income Corp. (REIT)	2,650	98,925
Regency Centers Corp. (REIT)	1,180	54,634
Retail Opportunity Investments Corp. (REIT)	910	13,395
RioCan Real Estate Investment Trust (REIT)	3,910	91,175
Rouse Properties, Inc. (REIT)	290	6,435
Saul Centers, Inc. (REIT)	190	9,069
Simon Property Group, Inc. (REIT)	3,990	607,117
Tanger Factory Outlet Centers (REIT)	1,200	38,424

Taubman Centers, Inc. (REIT)	830	$53,054
Unibail-Rodamco SE (REIT)	1,277	327,197
Urstadt Biddle Properties, Inc. (REIT), Class A	300	5,535
Vastned Retail N.V. (REIT)	201	9,121
Weingarten Realty Investors (REIT)	1,410	38,662
Westfield Group (REIT)	26,825	241,675
Westfield Retail Trust (REIT)	39,486	104,713

		3,210,025

Specialized REITs (9.2%)
Ashford Hospitality Trust, Inc. (REIT)	780	6,458
Big Yellow Group plc (REIT)	1,671	13,227
CDL Hospitality Trusts (REIT)	8,120	10,553
Chartwell Retirement Residences (REIT)	2,190	20,596
Chesapeake Lodging Trust (REIT)	620	15,680
CubeSmart (REIT)	1,790	28,533
DiamondRock Hospitality Co. (REIT)	2,480	28,644
EPR Properties (REIT)	650	31,954
Extra Space Storage, Inc. (REIT)	1,470	61,931
FelCor Lodging Trust, Inc. (REIT)*	1,580	12,893
HCP, Inc. (REIT)	5,840	212,109
Health Care REIT, Inc. (REIT)	3,690	197,673
Healthcare Realty Trust, Inc. (REIT)	1,217	25,934
Hersha Hospitality Trust (REIT)	2,190	12,198
Hospitality Properties Trust (REIT)	1,940	52,438
Host Hotels & Resorts, Inc. (REIT)	9,610	186,818
InnVest Real Estate Investment Trust (REIT)	1,050	4,616
LaSalle Hotel Properties (REIT)	1,320	40,735
LTC Properties, Inc. (REIT)	470	16,633
Medical Properties Trust, Inc. (REIT)	2,070	25,295
National Health Investors, Inc. (REIT)	360	20,196
NorthWest Healthcare Properties Real Estate Investment Trust (REIT)	370	3,636
Omega Healthcare Investors, Inc. (REIT)	1,590	47,382
Pebblebrook Hotel Trust (REIT)	800	24,608
Primary Health Properties plc (REIT)	1,354	7,915
Public Storage (REIT)	1,880	282,979
RLJ Lodging Trust (REIT)	1,560	37,939
Sabra Health Care REIT, Inc. (REIT)	500	13,070
Senior Housing Properties Trust (REIT)	2,410	53,574
Sovran Self Storage, Inc. (REIT)	440	28,675

See Notes to Financial Statements.

1049

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Strategic Hotels & Resorts, Inc. (REIT)*	2,140	$20,223
Sunstone Hotel Investors, Inc. (REIT)	2,340	31,356
Universal Health Realty Income Trust (REIT)	140	5,608
Ventas, Inc. (REIT)	3,800	217,665

		1,799,744

Total Real Estate Investment Trusts (REITs)		10,216,962

Real Estate Management & Development (18.0%)
Diversified Real Estate Activities (11.1%)
Allreal Holding AG (Registered)*	103	14,260
CapitaLand Ltd.	32,670	78,442
City Developments Ltd.	7,650	58,196
Development Securities plc	1,554	6,864
DIC Asset AG	390	3,589
Hang Lung Properties Ltd.	28,740	90,805
Henderson Land Development Co., Ltd.	13,290	75,840
Kerry Properties Ltd.	8,250	28,620
Mitsubishi Estate Co., Ltd.	16,253	485,383
Mitsui Fudosan Co., Ltd.	10,857	390,217
Mobimo Holding AG (Registered)*	115	23,991
New World Development Co., Ltd.	48,320	61,005
Nomura Real Estate Holdings, Inc.	1,540	34,628
Sumitomo Realty & Development Co., Ltd.	6,116	303,738
Sun Hung Kai Properties Ltd.	19,870	252,017
Tokyo Tatemono Co., Ltd.	4,508	49,999
UOL Group Ltd.	5,980	29,333
Wharf Holdings Ltd.	19,540	149,430

		2,136,357

Diversified REITs (0.0%)
Redefine International plc/Isle of Man (REIT)	9,250	9,152

Real Estate Development (1.4%)
Agile Property Holdings Ltd.	16,180	17,340
Conwert Immobilien Invest SE*	802	10,293
Country Garden Holdings Co. Ltd.	56,550	34,130
Helical Bar plc	1,254	6,780
Keppel Land Ltd.	9,970	26,388
New World China Land Ltd.	33,480	16,191
Shimao Property Holdings Ltd.	16,130	37,068
Shui On Land Ltd.	44,200	13,566
Sino Land Co., Ltd.	38,310	52,368
SOHO China Ltd.	19,920	17,160
St. Modwen Properties plc	2,113	12,852
TAG Immobilien AG	1,420	17,152
Wing Tai Holdings Ltd.	4,960	7,723
Yanlord Land Group Ltd.	8,580	8,329

		277,340

Real Estate Operating Companies (5.5%)
Aeon Mall Co., Ltd.	1,397	$39,147
Azrieli Group	494	16,419
Brookfield Office Properties, Inc.	3,230	62,183
CA Immobilien Anlagen AG*	928	16,443
Capital & Counties Properties plc	8,459	46,113
CapitaMalls Asia Ltd.	17,590	27,320
Castellum AB	2,252	35,048
Citycon Oyj	2,951	10,393
Daejan Holdings plc	61	4,559
Deutsche Annington Immobilien SE*	480	11,886
Deutsche Euroshop AG	594	26,006
Deutsche Wohnen AG*	3,860	73,298
Fabege AB	1,692	20,203
Fastighets AB Balder, Class B*	1,172	12,026
First Capital Realty, Inc.	1,080	18,006
Forest City Enterprises, Inc., Class A*	1,901	36,309
GAGFAH S.A.*	1,649	24,273
Global Logistic Properties Ltd.	38,760	88,766
Grainger plc	5,295	17,870
Hongkong Land Holdings Ltd.	15,130	89,268
Hufvudstaden AB, Class A	1,439	19,274
Hulic Co., Ltd.	3,658	54,014
Hysan Development Co., Ltd.	8,050	34,674
Killam Properties, Inc.	640	6,314
Klovern AB	1,022	4,529
Kungsleden AB	1,757	11,801
LEG Immobilien AG*	440	25,998
Norwegian Property ASA	6,774	8,119
NTT Urban Development Corp.	1,395	16,015
PSP Swiss Property AG (Registered)*	479	40,541
Quintain Estates & Development plc*	5,863	9,175
Safestore Holdings plc (REIT)	2,401	6,401
Schroder Real Estate Investment Trust Ltd.	4,556	3,772
Sponda Oyj	3,123	14,693
Swire Properties Ltd.	15,160	38,319
Swiss Prime Site AG (Registered)*	688	53,255
Technopolis Oyj	1,231	7,367
Unite Group plc	2,287	15,247
Wallenstam AB, Class B	1,318	19,928
Wihlborgs Fastigheter AB	856	15,338

		1,080,310

Total Real Estate Management & Development		3,503,159

Total Common Stocks (70.5%) (Cost $14,084,814)		13,726,991

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(0.2%)
F&C Commercial Property Trust Ltd.	6,394	12,759
F&C UK Real Estate Investment Ltd.	2,723	3,765

See Notes to Financial Statements.

1050

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares		Value (Note 1)

Medicx Fund Ltd.		4,389	$6,105
Picton Property Income Ltd.		4,581	4,248
Standard Life Investment Property Income Trust plc		1,978	2,293
UK Commercial Property Trust Ltd.		5,254	6,699

Total Investment Companies (0.2%) (Cost $30,758)			35,869

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (26.8%)
Foreign Governments (12.7%)
Canadian Government Bond 1.500% 12/1/44	CAD	53,201	52,801
Denmark Government Bond 0.103% 11/15/23	DKK	619,818	109,668
France Government Bond 1.191% 7/25/22	EUR	214,226	308,751
1.973% 7/25/27		10,662	16,292
Italy Buoni Poliennali Del Tesoro 1.706% 9/15/18		100,833	139,137
Mexican Bonos de Proteccion al Ahorro
4.010% 1/30/20(l)	MXN	400,000	30,979
New Zealand Government Bond 2.000% 9/20/25	NZD	15,000	11,480
2.035% 9/20/25 (b)(m)		225,000	173,175
Republic of Germany 0.750% 4/15/18	EUR	180,200	258,020
0.100% 4/15/23		51,638	69,406
Republic of Sweden 0.250% 6/1/22	SEK	252,474	37,856
United Kingdom Gilt 0.125% 3/22/24 (m)	GBP	166,262	278,023
0.125% 3/22/68 (m)		20,177	34,812
1.250% 11/22/32(m)		342,244	688,401
0.625% 11/22/42(m)		9,485	18,096
0.125% 3/22/44(m)		29,095	48,126
0.375% 3/22/62(m)		92,931	178,249
United Mexican States 6.500% 6/9/22	MXN	300,000	23,224

			2,476,496

U.S. Treasuries (14.1%)
U.S. Treasury Bonds 2.000% 1/15/26 TIPS		$70,601	78,112
2.375% 1/15/27 TIPS		86,857	100,000
1.750% 1/15/28 TIPS		222,960	238,546
2.125% 2/15/41 TIPS		53,323	59,856
0.625% 2/15/43 TIPS		105,644	81,157
U.S. Treasury Notes 1.625% 1/15/15 TIPS		506,368	521,621
0.125% 4/15/18 TIPS		303,096	309,129
1.875% 7/15/19 TIPS		109,380	121,529
1.125% 1/15/21 TIPS		53,382	56,073
0.625% 7/15/21 TIPS		409,303	415,354
0.125% 7/15/22 TIPS		21,327	20,423
0.125% 1/15/23 TIPS		632,375	597,123
0.375% 7/15/23 TIPS		150,534	145,122

			2,744,045

Total Government Securities			$5,220,541

Total Long-Term Debt Securities (26.8%) (Cost $5,305,166)			5,220,541

	Number of Rights		Value (Note) 1
RIGHTS:
Real Estate Management & Development (0.0%)
Office REITs (0.0%)
Leasinvest Real Estate S.C.A., expiring 2/18/14 (Cost $—)*†(b)		14	—

	Principal Amount		Value (Note )1
SHORT-TERM INVESTMENTS:
Government Securities (6.7%)
Federal Home Loan Bank 0.08%, 1/13/14 (o)(p)		$100,000	99,997
0.03%, 1/15/14 (o)(p)		600,000	599,991
Federal Home Loan Mortgage Corp. 0.03%, 1/6/14 (o)(p)		600,000	599,997

Total Government Securities			1,299,985

Total Short-Term Investments (6.7%) (Cost $1,299,985)			1,299,985

Total Investments (104.2%) (Cost $20,720,723)			20,283,386
Other Assets Less Liabilities (-4.2%)			(816,085)

Net Assets (100%)			$19,467,301

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2013.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $1,450,214 or 7.4% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2013.
(p)	Yield to maturity.

Glossary:

CVA	— Dutch Certification
CAD	— Canadian Dollar
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

1051

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar	2	March-16	$492,053	$492,850	$797
90 Day Eurodollar	2	June-16	492,203	491,275	(928)
90 Day Eurodollar	1	March-17	244,573	243,400	(1,173)
90 Day Sterling	3	June-15	614,466	612,846	(1,620)
90 Day Sterling	9	September-15	1,841,940	1,834,348	(7,592)

					(10,516)

Sales
10 Year U.S. Treasury Notes	1	March-14	$125,718	$123,047	$2,671

					2,671

					$(7,845)

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/14	Credit Suisse	33	$29,460	$29,989	$(529)
Brazilian Real vs. U.S. Dollar, expiring 1/3/14	Credit Suisse	17	7,073	7,100	(27)
British Pound vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	761	1,260,391	1,243,836	16,555
European Union Euro vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	560	770,392	765,296	5,096
Hong Kong Dollar vs. U.S. Dollar, expiring 1/15/14	Bank of America	341	43,986	44,000	(14)
Hong Kong Dollar vs. U.S. Dollar, expiring 4/22/14	Bank of America	341	43,990	43,998	(8)
Japanese Yen vs. U.S. Dollar, expiring 2/18/14	Credit Suisse	5,502	52,259	55,405	(3,146)
New Zealand Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	115	94,556	94,081	475
New Zealand Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	233	191,306	190,122	1,184
Singapore Dollar vs. U.S. Dollar, expiring 2/14/14	Credit Suisse	28	22,357	22,602	(245)

					$19,341

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/3/14	Credit Suisse	16	$7,035	$6,723	$312
British Pound vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	730	1,182,401	1,209,056	(26,655)
British Pound vs. U.S. Dollar, expiring 1/2/14	Credit Suisse	31	50,976	51,334	(358)
British Pound vs. U.S. Dollar, expiring 2/4/14	Bank of America	3	4,902	4,967	(65)
British Pound vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	761	1,243,570	1,260,115	(16,545)
Canadian Dollar vs. U.S. Dollar, expiring 3/20/14	Credit Suisse	42	39,363	39,465	(102)
Danish Krone vs. U.S. Dollar, expiring 1/14/14	Credit Suisse	605	108,306	111,525	(3,219)
European Union Euro vs. U.S. Dollar, expiring 1/2/14	Bank of America	560	757,965	770,392	(12,427)
European Union Euro vs. U.S. Dollar, expiring 2/4/14	Credit Suisse	560	765,303	770,380	(5,077)
Hong Kong Dollar vs. U.S. Dollar, expiring 1/15/14	Bank of America	341	43,992	43,986	6
Mexican Peso vs. U.S. Dollar, expiring 3/6/14	Bank of America	422	32,311	32,124	187

See Notes to Financial Statements.

1052

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Mexican Peso vs. U.S. Dollar, expiring 3/6/14	Credit Suisse	$302	$23,208	$23,016	$192
New Zealand Dollar vs. U.S. Dollar, expiring 1/6/14	Bank of America	348	284,797	285,862	(1,065)
New Zealand Dollar vs. U.S. Dollar, expiring 2/4/14	Bank of America	233	189,728	190,891	(1,163)
Swedish Krona vs. U.S. Dollar, expiring 2/13/14	Credit Suisse	210	31,742	32,627	(885)

					(66,864)

					$(47,523)

Total return swap contracts outstanding as of December 31, 2013:

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	$3,073,647	$1,457
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	1,190,250	(28,883)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	455,786	1,037
Bank of America	1 Month LIBOR	Dow Jones Wilshire REIT Total Return Index	4/30/14	314,028	(7,883)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	247,758	(12,080)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	121,894	4,957
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	96,234	(556)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	57,984	27
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/28/14	41,559	1,592
Credit Suisse	1 Month LIBOR	Dow Jones Wilshire REIT Total Return Index	2/5/14	7,045	(370)

					$(40,702)

Options Written:

Options written for the year ended December 31, 2013 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2013	–	$–
Options Written	2	887
Options Terminated in Closing Purchase Transactions	(2)	(887)
Options Expired	–	–
Options Exercised	–	–

Options Outstanding - December 31, 2013	–	$–

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1053

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Financials	$6,929,474	$6,790,647	$—		$13,720,121
Health Care	6,870	—	—		6,870
Forward Currency Contracts	—	24,007	—		24,007
Futures	3,468	—	—		3,468
Government Securities
Foreign Governments	—	2,476,496	—		2,476,496
U.S. Treasuries	—	2,744,045	—		2,744,045
Investment Companies
Exchange Traded Funds (ETFs)	—	35,869	—		35,869
Rights
Financials	—	—	—	(a)	—
Short-Term Investments	—	1,299,985	—		1,299,985
Total Return Swaps	—	9,070	—		9,070

Total Assets	$6,939,812	$13,380,119	$—		$20,319,931

Liabilities:
Forward Currency Contracts	$—	$(71,530)	$—		$(71,530)
Futures	(11,313)	—	—		(11,313)
Total Return Swaps	—	(49,772)	—		(49,772)

Total Liabilities	$(11,313)	$(121,302)	$—		$(132,615)

Total	$6,928,499	$13,258,817	$—		$20,187,316

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$3,468	*
Foreign exchange contracts	Receivables	24,007
Credit contracts	Receivables	—
Equity contracts	Receivables, Net assets - Unrealized appreciation	9,070	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$36,545

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(11,313	)*
Foreign exchange contracts	Payables	(71,530)
Credit contracts	Payables	—
Equity contracts	Payables, Net assets - Unrealized depreciation	(49,772	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(132,615)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1054

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$887	$8,173	$—	$—	$9,060
Foreign exchange contracts	—	—	(146,932)	—	(146,932)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	(24,291)	(24,291)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$887	$8,173	$(146,932)	$(24,291)	$(162,163)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(7,845)	$—	$—	$(7,845)
Foreign exchange contracts	—	—	(47,523)	—	(47,523)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	(40,702)	(40,702)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(7,845)	$(47,523)	$(40,702)	$(96,070)

^ This Portfolio held options, forward foreign currency, futures and swaps contracts as a substitute for investing in conventional securities, hedging, and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $4,690,000 for eleven months during the period ended December 31, 2013. The Portfolio held futures contracts with an average notional balance of approximately $2,155,000 for eight months during the period ended December 31, 2013. The Portfolio held swaps contracts with an average notional balance of approximately $4,609,000 for ten months during the period ended December 31, 2013. The Portfolio held options contracts with an average notional balance of approximately $0 for one month during the period ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$10,922		$(10,922)	$—	$—
Credit Suisse	22,155		(22,155)	—	—
Exchange Traded Futures & Options Contracts (b)	3,468	(c)	—	—	3,468

	$36,545		$(33,077)	$—	$3,468

See Notes to Financial Statements.

1055

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$64,144		$(10,922)	$—	$53,222
Credit Suisse	57,158		(22,155)	—	35,003
Exchange Traded Futures & Options Contracts (b)	11,313	(c)	—	—	11,313

	$132,615		$(33,077)	$—	$99,538

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the period ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,788,292
Long-term U.S. government debt securities	30,891,514

$53,679,806

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,133,762
Long-term U.S. government debt securities	27,957,406

$34,091,168

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$599,714
Aggregate gross unrealized depreciation	(1,197,847)

Net unrealized depreciation	$(598,133)

Federal income tax cost of investments	$20,881,519

See Notes to Financial Statements.

1056

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $20,720,723)	$20,283,386
Cash	259,444
Foreign cash (Cost $21,506)	21,582
Cash held as collateral at broker	14,000
Dividends, interest and other receivables	66,827
Premiums paid on swap contracts	51,998
Receivable for securities sold	27,355
Unrealized appreciation on forward foreign currency contracts	24,007
Receivable from investment manager	12,393
Receivable from Separate Accounts for Trust shares sold	9,368
Unrealized appreciation on swap contracts	9,070
Deferred offering cost	2,095
Due from broker for futures variation margin	973
Other assets	57

Total assets	20,782,555

LIABILITIES
Payable for securities purchased	1,155,959
Unrealized depreciation on forward foreign currency contracts	71,530
Unrealized depreciation on swap contracts	49,772
Premiums received on swap contracts	7,290
Distribution fees payable - Class IB	294
Payable to Separate Accounts for Trust shares redeemed	54
Trustees’ fees payable	20
Accrued expenses	30,335

Total liabilities	1,315,254

NET ASSETS	$19,467,301

Net assets were comprised of:
Paid in capital	$20,228,801
Accumulated undistributed net investment income (loss)	(61,615)
Accumulated undistributed net realized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(166,602)
Net unrealized appreciation (depreciation) on investments, futures, foreign currency translations and swaps	(533,283)

Net assets	$19,467,301

Class IB
Net asset value, offering and redemption price per share, $1,466,675 / 152,323 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.63

Class K
Net asset value, offering and redemption price per share, $18,000,626 / 1,869,478 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.63

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013*

INVESTMENT INCOME
Dividends (net of $13,335 foreign withholding tax)	$287,196
Interest (net of $92 foreign withholding tax)	49,789

Total income	336,985

EXPENSES
Administrative fees	84,474
Investment management fees	73,606
Custodian fees	50,000
Professional fees	36,252
Printing and mailing expenses	24,715
Offering costs	17,515
Distribution fees - Class IB	1,636
Trustees’ fees	293
Miscellaneous	3,895

Gross expenses	292,386
Less: Waiver from investment manager	(158,080)
Reimbursement from investment manager	(18,937)

Net expenses	115,369

NET INVESTMENT INCOME (LOSS)	221,616

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(131,152)
Futures	8,173
Foreign currency transactions	(70,711)
Swaps	(24,291)
Options written	887

Net realized gain (loss)	(217,094)

Change in unrealized appreciation (depreciation) on:
Investments	(437,337)
Futures	(7,845)
Foreign currency translations	(47,399)
Swaps	(40,702)

Net change in unrealized appreciation (depreciation)	(533,283)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(750,377)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(528,761)

*	The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$221,616
Net realized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(217,094)
Net change in unrealized appreciation (depreciation) on investments, futures, foreign currency translations and swaps	(533,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(528,761)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(12,315)
Class K	(196,617)

(208,932)

Distributions from net realized capital gains
Class IB	(3,170)
Class K	(40,377)

(43,547)

Return of capital
Class IB	(11,477)
Class K	(146,199)

(157,676)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(410,155)

CAPITAL SHARES TRANSACTIONS:	—
Class IB
Capital shares sold [ 220,821 shares ]	2,217,342
Capital shares issued in reinvestment of dividends and distributions [ 2,832 shares ]	26,962
Capital shares repurchased [ (71,330) shares ]	(702,314)

Total Class IB transactions	1,541,990

Class K
Capital shares sold [ 1,940,091 shares ]	19,589,333
Capital shares issued in reinvestment of dividends and distributions [ 40,249 shares ]	383,193
Capital shares repurchased [ (110,862) shares ]	(1,108,299)

Total Class K transactions	18,864,227

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,406,217

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,467,301
NET ASSETS:
Beginning of period	—

End of period (a)	$19,467,301

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(61,615)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	(e)
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(0.30)

Total from investment operations	(0.18)

Less distributions:
Dividends from net investment income	(0.09)
Distributions from net realized gains	(0.02)
Return of capital	(0.08)

Total dividends and distributions	(0.19)

Net asset value, end of period	$9.63

Total return (b)	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,467
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	1.10%
Before waivers and reimbursements (a) (f)	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a) (f)	1.40	%(l)
Before waivers and reimbursements (a) (f)	0.05	%(l)
Portfolio turnover rate (z)	233%

Class K	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(0.31)

Total from investment operations	(0.16)

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.02)
Return of capital	(0.08)

Total dividends and distributions	(0.21)

Net asset value, end of period	$9.63

Total return (b)	(1.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.85%
Before waivers and reimbursements (a) (f)	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a) (f)	1.67	%(l)
Before waivers and reimbursements (a) (f)	0.38	%(l)
Portfolio turnover rate (z)	233%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1059

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	37.45%	19.49%	8.71%
Portfolio – Class IB Shares*	37.42	19.33	8.49
Portfolio – Class K Shares***	37.80	N/A	27.42
Russell 2000® Index	38.82	20.08	9.07
* Date of inception 1/1/98. ** Date of inception 3/25/02. ***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 37.45% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 2000® Index, returned 38.82% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	The sectors that contributed most to the relative performance for the year ending December 31, 2013 were Information Technology, Financials, Industrials, Consumer Discretionary and Health Care.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2013 were Isis Pharmaceuticals, CoStar Group Inc., Rite Aid Corp., Alnylam Pharmaceuticals, Inc. and SunEdison.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2013 were Telecommunication Services, Utilities, Materials, Consumer Staples and Energy.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2013 were Coeur Mining, Inc., Atlantic Power Corp., Hecla Mining Co., Tower Group International and Infinity Pharmaceuticals, Inc.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	22.5%
Information Technology	17.7
Industrials	14.5
Consumer Discretionary	13.6
Health Care	12.8
Energy	5.4
Materials	4.9
Consumer Staples	3.9
Utilities	3.0
Telecommunication Services	0.7
Cash and Other	1.0

100.0%

1060

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,192.73	$3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19
Class IB
Actual	1,000.00	1,193.63	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19
Class K
Actual	1,000.00	1,194.64	2.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.31	1.92

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.63%, 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1061

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.6%)
Auto Components (1.0%)
American Axle & Manufacturing Holdings, Inc.*	45,575	$932,009
Cooper Tire & Rubber Co.	43,822	1,053,481
Dana Holding Corp.	99,465	1,951,503
Dorman Products, Inc.*	17,700	992,439
Drew Industries, Inc.	18,670	955,904
Federal-Mogul Corp.*	10,300	202,704
Fuel Systems Solutions, Inc.*	1,400	19,418
Gentherm, Inc.*	22,600	605,906
Modine Manufacturing Co.*	32,900	421,778
Remy International, Inc.	100	2,332
Standard Motor Products, Inc.	12,800	471,040
Stoneridge, Inc.*	11,600	147,900
Superior Industries International, Inc.	13,900	286,757
Tenneco, Inc.*	38,897	2,200,403

		10,243,574

Automobiles (0.0%)
Winnebago Industries, Inc.*	17,346	476,148

Distributors (0.2%)
Core-Mark Holding Co., Inc.	8,000	607,440
Pool Corp.	29,778	1,731,293
VOXX International Corp.*	400	6,680

		2,345,413

Diversified Consumer Services (1.2%)
American Public Education, Inc.*	16,907	734,947
Ascent Capital Group, Inc., Class A*	9,231	789,804
Bright Horizons Family Solutions, Inc.*	4,590	168,637
Capella Education Co.	7,045	468,070
Carriage Services, Inc.	200	3,906
Grand Canyon Education, Inc.*	30,748	1,340,613
Hillenbrand, Inc.	35,200	1,035,584
ITT Educational Services, Inc.*	15,800	530,564
K12, Inc.*	21,984	478,152
LifeLock, Inc.*	41,100	674,451
Lincoln Educational Services Corp.	8,000	39,840
Matthews International Corp., Class A	18,739	798,469
Outerwall, Inc.*	19,386	1,304,096
Regis Corp.	32,152	466,526
Sotheby’s, Inc.	45,302	2,410,066
Steiner Leisure Ltd.*	13,032	641,044
Strayer Education, Inc.*	4,900	168,903
Universal Technical Institute, Inc.	14,300	198,913

		12,252,585

Hotels, Restaurants & Leisure (2.9%)
AFC Enterprises, Inc.*	20,300	781,550
Biglari Holdings, Inc.*	891	451,416
BJ’s Restaurants, Inc.*	17,234	535,288
Bloomin’ Brands, Inc.*	37,500	900,375

Bob Evans Farms, Inc.	21,290	$1,077,061
Boyd Gaming Corp.*	38,300	431,258
Buffalo Wild Wings, Inc.*	13,300	1,957,760
Caesars Entertainment Corp.*	23,370	503,390
CEC Entertainment, Inc.	11,598	513,559
Cheesecake Factory, Inc.	38,621	1,864,236
Churchill Downs, Inc.	9,293	833,117
Chuy’s Holdings, Inc.*	11,000	396,220
Cracker Barrel Old Country Store, Inc.	13,023	1,433,442
Denny’s Corp.*	76,200	547,878
DineEquity, Inc.	11,281	942,528
Fiesta Restaurant Group, Inc.*	11,200	585,088
Ignite Restaurant Group, Inc.*	6,100	76,250
International Speedway Corp., Class A	21,600	766,584
Interval Leisure Group, Inc.	25,200	778,680
Isle of Capri Casinos, Inc.*	15,700	141,300
Jack in the Box, Inc.*	31,539	1,577,581
Krispy Kreme Doughnuts, Inc.*	44,500	858,405
Life Time Fitness, Inc.*	30,600	1,438,200
Marcus Corp.	14,000	188,160
Marriott Vacations Worldwide Corp.*	18,900	997,164
Monarch Casino & Resort, Inc.*	100	2,008
Multimedia Games Holding Co., Inc.*	19,500	611,520
Orient-Express Hotels Ltd., Class A*	71,509	1,080,501
Papa John’s International, Inc.	25,542	1,159,607
Pinnacle Entertainment, Inc.*	39,500	1,026,605
Red Robin Gourmet Burgers, Inc.*	12,100	889,834
Ruby Tuesday, Inc.*	35,000	242,550
Ruth’s Hospitality Group, Inc.	22,700	322,567
Scientific Games Corp., Class A*	31,300	529,909
Sonic Corp.*	35,938	725,588
Speedway Motorsports, Inc.	12,800	254,080
Texas Roadhouse, Inc.	39,618	1,101,380
Vail Resorts, Inc.	22,994	1,729,839

		30,252,478

Household Durables (1.1%)
Beazer Homes USA, Inc.*	16,000	390,720
Cavco Industries, Inc.*	4,000	274,800
Ethan Allen Interiors, Inc.	21,554	655,673
Helen of Troy Ltd.*	21,598	1,069,317
Hovnanian Enterprises, Inc., Class A*	70,185	464,625
iRobot Corp.*	15,900	552,843
KB Home	56,500	1,032,820
La-Z-Boy, Inc.	34,709	1,075,979
Libbey, Inc.*	12,200	256,200
M.D.C. Holdings, Inc.*	27,500	886,600
M/I Homes, Inc.*	13,600	346,120
Meritage Homes Corp.*	24,439	1,172,827
NACCO Industries, Inc., Class A	2,600	161,694
Ryland Group, Inc.	31,356	1,361,164
Standard Pacific Corp.*	100,400	908,620

See Notes to Financial Statements.

1062

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Universal Electronics, Inc.*	9,800	$373,478
William Lyon Homes, Class A*	2,500	55,350

		11,038,830

Internet & Catalog Retail (0.4%)
Blue Nile, Inc.*	9,800	461,482
FTD Cos., Inc.*	14,454	470,911
HSN, Inc.	22,868	1,424,677
Nutrisystem, Inc.	18,300	300,852
Orbitz Worldwide, Inc.*	5,100	36,618
Overstock.com, Inc.*	3,900	120,081
Shutterfly, Inc.*	25,497	1,298,562

		4,113,183

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.	8,600	490,028
Brunswick Corp.	59,358	2,734,029
Callaway Golf Co.	52,763	444,792
JAKKS Pacific, Inc.	1,398	9,409
LeapFrog Enterprises, Inc.*	43,500	345,390
Smith & Wesson Holding Corp.*	48,135	649,341
Sturm Ruger & Co., Inc.	14,400	1,052,496

		5,725,485

Media (1.3%)
Carmike Cinemas, Inc.*	15,100	420,384
Central European Media Enterprises Ltd., Class A*	24,300	93,312
Crown Media Holdings, Inc., Class A*	87,211	307,855
Cumulus Media, Inc., Class A*	48,200	372,586
Entercom Communications Corp., Class A*	1,300	13,663
Entravision Communications Corp., Class A	400	2,436
EW Scripps Co., Class A*	20,700	449,604
Gray Television, Inc.*	23,900	355,632
Harte-Hanks, Inc.	21,200	165,784
Journal Communications, Inc., Class A*	1,300	12,103
Live Nation Entertainment, Inc.*	95,313	1,883,385
Loral Space & Communications, Inc.*	10,096	817,574
McClatchy Co., Class A*	33,800	114,920
MDC Partners, Inc., Class A	22,200	566,322
Meredith Corp.	26,700	1,383,060
National CineMedia, Inc.	38,023	758,939
New York Times Co., Class A	100,700	1,598,109
Nexstar Broadcasting Group, Inc., Class A	19,900	1,109,027
ReachLocal, Inc.*	500	6,355
Scholastic Corp.	22,160	753,662
Sinclair Broadcast Group, Inc., Class A	46,300	1,654,299
Valassis Communications, Inc.	32,134	1,100,589

		13,939,600

Multiline Retail (0.1%)
Fred’s, Inc., Class A	35,015	648,478
Gordmans Stores, Inc.	8,400	64,428

Tuesday Morning Corp.*	29,000	$462,840

		1,175,746

Specialty Retail (3.4%)
Aeropostale, Inc.*	59,300	539,037
America’s Car-Mart, Inc.*	5,300	223,819
ANN, Inc.*	34,204	1,250,498
Asbury Automotive Group, Inc.*	20,842	1,120,049
Barnes & Noble, Inc.*	21,300	318,435
bebe stores, Inc.	17,900	95,228
Big 5 Sporting Goods Corp.	2,838	56,249
Brown Shoe Co., Inc.	27,663	778,437
Buckle, Inc.	17,889	940,246
Cato Corp., Class A	23,623	751,211
Children’s Place Retail Stores, Inc.*	15,690	893,859
Conn’s, Inc.*	14,400	1,134,576
Destination Maternity Corp.	7,400	221,112
Destination XL Group, Inc.*	1,000	6,570
Express, Inc.*	63,700	1,189,279
Finish Line, Inc., Class A	40,613	1,144,068
Five Below, Inc.*	22,205	959,256
Francesca’s Holdings Corp.*	24,800	456,568
Genesco, Inc.*	16,957	1,238,878
Group 1 Automotive, Inc.	14,737	1,046,622
Haverty Furniture Cos., Inc.	13,300	416,290
hhgregg, Inc.*	6,300	88,011
Hibbett Sports, Inc.*	19,355	1,300,850
Jos. A. Bank Clothiers, Inc.*	17,887	978,956
Kirkland’s, Inc.*	5,700	134,919
Lithia Motors, Inc., Class A	16,100	1,117,662
Lumber Liquidators Holdings, Inc.*	19,576	2,014,175
Mattress Firm Holding Corp.*	7,600	327,104
Men’s Wearhouse, Inc.	36,951	1,887,457
Monro Muffler Brake, Inc.	21,604	1,217,601
New York & Co., Inc.*	3,300	14,421
Office Depot, Inc.*	348,355	1,842,798
Penske Automotive Group, Inc.	27,700	1,306,332
PEP Boys-Manny, Moe & Jack*	39,777	482,893
Pier 1 Imports, Inc.	71,156	1,642,280
Rent-A-Center, Inc.	34,103	1,136,994
Restoration Hardware Holdings, Inc.*	12,000	807,600
Sears Hometown and Outlet Stores, Inc.*	700	17,850
Select Comfort Corp.*	43,800	923,742
Shoe Carnival, Inc.	7,600	220,476
Sonic Automotive, Inc., Class A	30,125	737,460
Stage Stores, Inc.	21,774	483,818
Stein Mart, Inc.	15,000	201,750
Systemax, Inc.*	11,371	127,924
Tilly’s, Inc., Class A*	12,700	145,415
Vitamin Shoppe, Inc.*	21,000	1,092,210
Winmark Corp.	200	18,524
Zale Corp.*	12,200	192,394
Zumiez, Inc.*	16,900	439,400

		35,681,303

See Notes to Financial Statements.

1063

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (1.5%)
Columbia Sportswear Co.	9,634	$758,677
Crocs, Inc.*	63,734	1,014,645
Fifth & Pacific Cos., Inc.*	77,265	2,477,889
G-III Apparel Group Ltd.*	12,100	892,859
Iconix Brand Group, Inc.*	38,631	1,533,651
Jones Group, Inc.	67,394	1,008,214
Movado Group, Inc.	12,300	541,323
Oxford Industries, Inc.	10,300	830,901
Quiksilver, Inc.*	88,300	774,391
Skechers U.S.A., Inc., Class A*	31,479	1,042,899
Steven Madden Ltd.*	41,140	1,505,313
Tumi Holdings, Inc.*	32,400	730,620
Unifi, Inc.*	400	10,896
Vera Bradley, Inc.*	13,827	332,401
Wolverine World Wide, Inc.	64,280	2,182,949

		15,637,628

Total Consumer Discretionary		142,881,973

Consumer Staples (3.9%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	4,974	1,202,664
Coca-Cola Bottling Co. Consolidated	2,200	161,018
National Beverage Corp.*	11,000	221,760

		1,585,442

Food & Staples Retailing (1.3%)
Andersons, Inc.	14,406	1,284,583
Casey’s General Stores, Inc.	25,413	1,785,263
Chefs’ Warehouse, Inc.*	8,300	242,028
Harris Teeter Supermarkets, Inc.	30,802	1,520,079
Pantry, Inc.*	5,635	94,555
PriceSmart, Inc.	13,052	1,508,028
Rite Aid Corp.*	479,400	2,425,764
Spartan Stores, Inc.	23,270	564,996
SUPERVALU, Inc.*	151,100	1,101,519
Susser Holdings Corp.*	12,200	798,978
United Natural Foods, Inc.*	32,188	2,426,653
Weis Markets, Inc.	8,051	423,161

		14,175,607

Food Products (1.7%)
Annie’s, Inc.*	9,300	400,272
B&G Foods, Inc.	31,800	1,078,338
Boulder Brands, Inc.*	43,200	685,152
Calavo Growers, Inc.	4,700	142,222
Cal-Maine Foods, Inc.	11,692	704,209
Chiquita Brands International, Inc.*	24,700	288,990
Darling International, Inc.*	100,099	2,090,067
Diamond Foods, Inc.*	12,937	334,292
Farmer Bros Co.*	5,817	135,303
Fresh Del Monte Produce, Inc.	26,804	758,553
Hain Celestial Group, Inc.*	26,280	2,385,698
J&J Snack Foods Corp.	11,703	1,036,769
Lancaster Colony Corp.	13,737	1,210,917
Lifeway Foods, Inc.	14,115	225,558
Pilgrim’s Pride Corp.*	32,100	521,625

Post Holdings, Inc.*	19,700	$970,619
Sanderson Farms, Inc.	17,293	1,250,803
Seaboard Corp.*	167	466,760
Seneca Foods Corp., Class A*	6,600	210,474
Snyders-Lance, Inc.	34,640	994,861
Tootsie Roll Industries, Inc.	13,250	431,155
TreeHouse Foods, Inc.*	24,033	1,656,354

		17,978,991

Household Products (0.2%)
Central Garden & Pet Co., Class A*	23,533	158,848
Harbinger Group, Inc.*	27,600	327,060
Spectrum Brands Holdings, Inc.	14,600	1,030,030
WD-40 Co.	12,027	898,176

		2,414,114

Personal Products (0.3%)
Elizabeth Arden, Inc.*	19,800	701,910
Inter Parfums, Inc.	12,000	429,720
Medifast, Inc.*	2,500	65,325
Prestige Brands Holdings, Inc.*	36,000	1,288,800
Revlon, Inc., Class A*	10,000	249,600
Star Scientific, Inc.*	40,607	47,104
Synutra International, Inc.*	50,600	449,328
USANA Health Sciences, Inc.*	4,250	321,215

		3,553,002

Tobacco (0.2%)
Universal Corp.	16,753	914,714
Vector Group Ltd.	38,412	628,804

		1,543,518

Total Consumer Staples		41,250,674

Energy (5.4%)
Energy Equipment & Services (1.9%)
Basic Energy Services, Inc.*	10,100	159,378
Bristow Group, Inc.	23,080	1,732,385
C&J Energy Services, Inc.*	31,700	732,270
Cal Dive International, Inc.*	27,898	56,075
CARBO Ceramics, Inc.	13,400	1,561,502
Era Group, Inc.*	13,600	419,696
Exterran Holdings, Inc.*	36,800	1,258,560
Forum Energy Technologies, Inc.*	26,600	751,716
Geospace Technologies Corp.*	9,000	853,470
Global Geophysical Services, Inc.*	38,200	61,502
Gulf Island Fabrication, Inc.	9,296	215,853
Gulfmark Offshore, Inc., Class A	19,255	907,488
Helix Energy Solutions Group, Inc.*	70,200	1,627,236
Hercules Offshore, Inc.*	97,424	636,179
Hornbeck Offshore Services, Inc.*	25,534	1,257,039
ION Geophysical Corp.*	105,500	348,150
Key Energy Services, Inc.*	107,572	849,819
Matrix Service Co.*	18,600	455,142

See Notes to Financial Statements.

1064

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Natural Gas Services Group, Inc.*	9,077	$250,253
Newpark Resources, Inc.*	70,202	862,782
Nuverra Environmental Solutions, Inc.*	5,635	94,612
Parker Drilling Co.*	102,029	829,496
PHI, Inc. (Non-Voting)*	9,300	403,620
Pioneer Energy Services Corp.*	43,400	347,634
RigNet, Inc.*	7,600	364,268
SEACOR Holdings, Inc.*	13,600	1,240,320
Tesco Corp.*	20,200	399,556
TETRA Technologies, Inc.*	70,061	865,954
Willbros Group, Inc.*	20,498	193,091

		19,735,046

Oil, Gas & Consumable Fuels (3.5%)
Abraxas Petroleum Corp.*	38,300	125,624
Alpha Natural Resources, Inc.*	149,600	1,068,144
Apco Oil and Gas International, Inc.*	6,055	94,397
Approach Resources, Inc.*	23,400	451,386
Arch Coal, Inc.	151,100	672,395
Athlon Energy, Inc.*	11,900	359,975
Bill Barrett Corp.*	36,802	985,558
Bonanza Creek Energy, Inc.*	19,900	865,053
BPZ Resources, Inc.*	48,955	89,098
Carrizo Oil & Gas, Inc.*	26,003	1,164,154
Clayton Williams Energy, Inc.*	3,400	278,630
Clean Energy Fuels Corp.*	47,059	606,120
Cloud Peak Energy, Inc.*	44,777	805,986
Comstock Resources, Inc.	35,000	640,150
Contango Oil & Gas Co.*	10,649	503,272
Crosstex Energy, Inc.	32,211	1,164,750
Delek U.S. Holdings, Inc.	25,200	867,132
Diamondback Energy, Inc.*	12,100	639,606
Endeavour International Corp.*	14,300	75,075
Energy XXI Bermuda Ltd.	57,002	1,542,474
EPL Oil & Gas, Inc.*	23,200	661,200
EXCO Resources, Inc.	91,900	487,989
Forest Oil Corp.*	83,900	302,879
FX Energy, Inc.*	22,300	81,618
GasLog Ltd.	20,100	343,509
Goodrich Petroleum Corp.*	17,600	299,552
Green Plains Renewable Energy, Inc.	5,600	108,584
Halcon Resources Corp.*	140,150	540,979
Isramco, Inc.*	1,721	218,653
Jura Energy Corp.*	690	143
KiOR, Inc., Class A*	26,900	45,192
Kodiak Oil & Gas Corp.*	188,100	2,108,601
Magnum Hunter Resources Corp.*	104,900	766,819
Matador Resources Co.*	33,500	624,440
Nordic American Tankers Ltd.	37,501	363,760
Northern Oil and Gas, Inc.*	45,861	691,125
Panhandle Oil and Gas, Inc., Class A	7,800	260,598
PDC Energy, Inc.*	21,161	1,126,188
Penn Virginia Corp.*	35,300	332,879
PetroQuest Energy, Inc.*	41,100	177,552
Quicksilver Resources, Inc.*	58,800	180,516

Renewable Energy Group, Inc.*	9,500	$108,870
Rentech, Inc.*	96,100	168,175
Resolute Energy Corp.*	30,500	275,415
Rex Energy Corp.*	24,000	473,040
Rosetta Resources, Inc.*	39,624	1,903,537
Sanchez Energy Corp.*	24,400	598,044
Scorpio Tankers, Inc.	110,000	1,296,900
SemGroup Corp., Class A	30,500	1,989,515
Ship Finance International Ltd.	36,005	589,762
Solazyme, Inc.*	32,400	352,836
Stone Energy Corp.*	32,982	1,140,847
Swift Energy Co.*	34,769	469,382
Synergy Resources Corp.*	33,300	308,358
Targa Resources Corp.	20,665	1,822,033
Teekay Tankers Ltd., Class A	39,357	154,673
Triangle Petroleum Corp.*	36,900	307,008
VAALCO Energy, Inc.*	27,800	191,542
W&T Offshore, Inc.	31,644	506,304
Warren Resources, Inc.*	39,700	124,658
Western Refining, Inc.	40,803	1,730,455
ZaZa Energy Corp.*	28,400	27,139

		37,260,248

Total Energy		56,995,294

Financials (22.5%)
Capital Markets (2.7%)
Apollo Investment Corp.	144,691	1,226,980
Arlington Asset Investment Corp., Class A	8,000	211,120
BGC Partners, Inc., Class A	70,100	424,806
BlackRock Kelso Capital Corp.	45,469	424,226
Calamos Asset Management, Inc., Class A	9,071	107,401
Capital Southwest Corp.	8,760	305,461
Cohen & Steers, Inc.	14,609	585,237
Diamond Hill Investment Group, Inc.	1,313	155,380
Evercore Partners, Inc., Class A	20,411	1,220,170
Fifth Street Finance Corp.	81,809	756,733
Financial Engines, Inc.	32,600	2,265,048
FXCM, Inc., Class A	20,100	358,584
GAMCO Investors, Inc., Class A	4,500	391,365
GFI Group, Inc.	37,600	147,016
Gladstone Capital Corp.	11,501	110,410
Gladstone Investment Corp.	10,204	82,244
Golub Capital BDC, Inc.	23,900	456,729
Greenhill & Co., Inc.	20,700	1,199,358
Hercules Technology Growth Capital, Inc.	42,307	693,835
HFF, Inc., Class A*	21,300	571,905
ICG Group, Inc.*	26,300	489,969
INTL FCStone, Inc.*	7,100	131,634
Investment Technology Group, Inc.*	26,900	553,064
Janus Capital Group, Inc.	101,100	1,250,607
JMP Group, Inc.	7,100	52,540
KCG Holdings, Inc., Class A*	61,246	732,502
Ladenburg Thalmann Financial Services, Inc.*	137,900	431,627

See Notes to Financial Statements.

1065

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Main Street Capital Corp.	25,600	$836,864
MCG Capital Corp.	44,336	195,078
Medallion Financial Corp.	7,130	102,315
Medley Capital Corp.	26,200	362,870
MVC Capital, Inc.	15,200	205,200
New Mountain Finance Corp.	21,200	318,848
NGP Capital Resources Co.	11,741	87,705
Oppenheimer Holdings, Inc., Class A	5,900	146,202
PennantPark Investment Corp.	46,058	534,273
Piper Jaffray Cos., Inc.*	11,300	446,915
Prospect Capital Corp.	164,795	1,849,000
Pzena Investment Management, Inc., Class A	32,711	384,681
Safeguard Scientifics, Inc.*	12,000	241,080
Solar Capital Ltd.	26,800	604,340
Stifel Financial Corp.*	40,686	1,949,673
SWS Group, Inc.*	14,383	87,449
TCP Capital Corp.	12,422	208,441
THL Credit, Inc.	18,500	305,065
TICC Capital Corp.	24,300	251,262
Triangle Capital Corp.	16,100	445,165
Virtus Investment Partners, Inc.*	4,278	855,814
Walter Investment Management Corp.*	25,102	887,607
Westwood Holdings Group, Inc.	3,397	210,308
WisdomTree Investments, Inc.*	68,000	1,204,280

		28,056,386

Commercial Banks (7.2%)
1st Source Corp.	9,920	316,845
Ameris Bancorp*	10,154	214,351
Ames National Corp.	6,250	139,938
Arrow Financial Corp.	6,771	179,838
Banco Latinoamericano de Comercio Exterior S.A., Class E	24,681	691,562
Bancorp, Inc./Delaware*	16,500	295,515
BancorpSouth, Inc.	61,300	1,558,246
Bank of Marin Bancorp/California	3,100	134,509
Bank of the Ozarks, Inc.	22,338	1,264,107
Banner Corp.	12,000	537,840
BBCN Bancorp, Inc.	48,269	800,783
Boston Private Financial Holdings, Inc.	61,370	774,489
Bridge Bancorp, Inc.	5,581	145,106
Bridge Capital Holdings*	13,700	281,398
Bryn Mawr Bank Corp.	5,680	171,422
Camden National Corp.	4,200	177,324
Capital Bank Financial Corp., Class A*	16,800	382,200
Capital City Bank Group, Inc.*	7,100	83,567
Cardinal Financial Corp.	20,800	374,400
Cascade Bancorp*	23,000	120,290
Cathay General Bancorp	52,247	1,396,562
Centerstate Banks, Inc.	11,693	118,684
Central Pacific Financial Corp.	12,600	253,008
Chemical Financial Corp.	17,541	555,523
Citizens & Northern Corp.	7,802	160,955

City Holding Co.	14,550	$674,102
CNB Financial Corp./Pennsylvania	5,100	96,900
CoBiz Financial, Inc.	20,521	245,431
Columbia Banking System, Inc.	39,385	1,083,481
Community Bank System, Inc.	25,878	1,026,839
Community Trust Bancorp, Inc.	13,296	600,447
CommunityOne Bancorp*	7,804	99,501
CVB Financial Corp.	69,987	1,194,678
Eagle Bancorp, Inc.*	13,750	421,163
Enterprise Financial Services Corp.	7,995	163,258
F.N.B. Corp./Pennsylvania	94,051	1,186,924
Financial Institutions, Inc.	8,100	200,151
First Bancorp, Inc./Maine	5,119	89,173
First Bancorp/North Carolina	9,910	164,704
First BanCorp/Puerto Rico*	39,400	243,886
First Busey Corp.	49,606	287,715
First Commonwealth Financial Corp.	76,813	677,491
First Community Bancshares, Inc./Virginia	8,800	146,960
First Connecticut Bancorp, Inc./Connecticut	16,300	262,756
First Financial Bancorp	47,316	824,718
First Financial Bankshares, Inc.	20,612	1,366,988
First Financial Corp./Indiana	6,900	252,264
First Financial Holdings, Inc.	15,880	1,056,179
First Interstate Bancsystem, Inc.	11,200	317,744
First Merchants Corp.	20,400	464,304
First Midwest Bancorp, Inc./Illinois	61,668	1,081,040
First of Long Island Corp.	3,200	137,184
FirstMerit Corp.	109,814	2,441,165
Flushing Financial Corp.	24,842	514,229
German American Bancorp, Inc.	7,400	210,900
Glacier Bancorp, Inc.	47,014	1,400,547
Great Southern Bancorp, Inc.	7,130	216,823
Hancock Holding Co.	54,886	2,013,219
Hanmi Financial Corp.	23,900	523,171
Heartland Financial USA, Inc.	10,500	302,295
Heritage Financial Corp./Washington	4,800	82,128
Home BancShares, Inc./Arkansas	35,500	1,325,925
Home Federal Bancorp, Inc./Idaho	8,882	132,342
Hudson Valley Holding Corp.	11,400	231,990
IBERIABANK Corp.	22,185	1,394,327
Independent Bank Corp./Massachusetts	19,586	767,575
International Bancshares Corp.	34,190	902,274
Investors Bancorp, Inc.	40,055	1,024,607
Lakeland Bancorp, Inc.	22,500	278,325
Lakeland Financial Corp.	12,400	483,600
MainSource Financial Group, Inc.	14,281	257,486
MB Financial, Inc.	41,451	1,330,163
Merchants Bancshares, Inc.	2,600	87,100
Metro Bancorp, Inc.*	10,123	218,049

See Notes to Financial Statements.

1066

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

National Bank Holdings Corp., Class A	35,400	$757,560
National Penn Bancshares, Inc.	79,791	904,032
NBT Bancorp, Inc.	37,182	963,014
OFG Bancorp	39,100	677,994
Old National Bancorp/Indiana	75,539	1,161,034
OmniAmerican Bancorp, Inc.*	7,100	151,798
Pacific Continental Corp.	12,830	204,510
PacWest Bancorp	25,416	1,073,064
Park National Corp.	10,148	863,290
Penns Woods Bancorp, Inc.	2,100	107,100
Peoples Bancorp, Inc./Ohio	8,220	185,032
Pinnacle Financial Partners, Inc.	25,800	839,274
PrivateBancorp, Inc.	44,370	1,283,624
Prosperity Bancshares, Inc.	41,084	2,604,315
Renasant Corp.	16,481	518,492
Republic Bancorp, Inc./Kentucky, Class A	5,700	139,878
S&T Bancorp, Inc.	20,325	514,426
Sandy Spring Bancorp, Inc.	19,851	559,600
Sierra Bancorp	7,966	128,173
Simmons First National Corp., Class A	10,800	401,220
Southside Bancshares, Inc.	13,198	360,833
Southwest Bancorp, Inc./Oklahoma*	12,757	203,091
State Bank Financial Corp.	23,200	422,008
StellarOne Corp.	16,896	406,687
Sterling Financial Corp./Washington	19,700	671,376
Suffolk Bancorp*	6,062	126,090
Sun Bancorp, Inc./New Jersey*	78,300	275,616
Susquehanna Bancshares, Inc.	127,137	1,632,439
SY Bancorp, Inc.	8,200	261,744
Texas Capital Bancshares, Inc.*	26,123	1,624,851
Tompkins Financial Corp.	9,900	508,761
TowneBank/Virginia	17,800	273,942
Trico Bancshares	7,916	224,577
Trustmark Corp.	42,980	1,153,583
UMB Financial Corp.	21,518	1,383,177
Umpqua Holdings Corp.	73,104	1,399,211
Union First Market Bankshares Corp.	13,300	329,973
United Bankshares, Inc./West Virginia	34,217	1,076,125
United Community Banks, Inc./Georgia*	23,900	424,225
Univest Corp. of Pennsylvania	5,734	118,579
ViewPoint Financial Group, Inc.	25,560	701,622
Virginia Commerce Bancorp, Inc.*	17,300	293,927
Washington Banking Co.	8,000	141,840
Washington Trust Bancorp, Inc.	9,900	368,478
Webster Financial Corp.	56,165	1,751,225
WesBanco, Inc.	18,898	604,736
Westamerica Bancorp	17,874	1,009,166
Western Alliance Bancorp*	51,260	1,223,064
Wilshire Bancorp, Inc.	45,700	499,501
Wintrust Financial Corp.	24,912	1,148,941

		76,289,501

	Number of Shares	Value (Note 1)

Consumer Finance (0.8%)
Cash America International, Inc.	17,938	$687,025
Credit Acceptance Corp.*	5,700	740,943
DFC Global Corp.*	32,108	367,637
Encore Capital Group, Inc.*	15,600	784,056
EZCORP, Inc., Class A*	37,296	435,990
First Cash Financial Services, Inc.*	20,968	1,296,661
First Marblehead Corp.*	670	4,951
Green Dot Corp., Class A*	17,100	430,065
Nelnet, Inc., Class A	16,369	689,790
Portfolio Recovery Associates, Inc.*	34,248	1,809,664
World Acceptance Corp.*	7,381	646,059

		7,892,841

Diversified Financial Services (0.3%)
MarketAxess Holdings, Inc.	26,012	1,739,423
NewStar Financial, Inc.*	18,400	326,968
PHH Corp.*	44,915	1,093,680
PICO Holdings, Inc.*	17,775	410,780

		3,570,851

Insurance (2.6%)
Ambac Financial Group, Inc.*	30,500	749,080
American Equity Investment Life
Holding Co.	49,493	1,305,625
AMERISAFE, Inc.	14,200	599,808
Amtrust Financial Services, Inc.	21,417	700,122
Argo Group International Holdings Ltd.	21,932	1,019,619
Baldwin & Lyons, Inc., Class B	5,023	137,228
Citizens, Inc./Texas*	20,949	183,304
CNO Financial Group, Inc.	151,501	2,680,053
Donegal Group, Inc., Class A	7,944	126,310
eHealth, Inc.*	14,900	692,701
Employers Holdings, Inc.	19,701	623,537
Enstar Group Ltd.*	6,488	901,248
FBL Financial Group, Inc., Class A	5,400	241,866
First American Financial Corp.	70,600	1,990,920
Global Indemnity plc*	10,800	273,240
Greenlight Capital Reinsurance Ltd., Class A*	23,193	781,836
HCI Group, Inc.	4,100	219,350
Hilltop Holdings, Inc.*	42,000	971,460
Horace Mann Educators Corp.	32,637	1,029,371
Infinity Property & Casualty Corp.	7,352	527,506
Kansas City Life Insurance Co.	3,806	181,698
Maiden Holdings Ltd.	43,061	470,657
Meadowbrook Insurance Group, Inc.	27,577	191,936
Montpelier Reinsurance Holdings Ltd.	32,893	957,186
National Interstate Corp.	8,800	202,400
National Western Life Insurance Co., Class A	1,600	357,680

See Notes to Financial Statements.

1067

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Navigators Group, Inc.*	8,503	$537,049
OneBeacon Insurance Group Ltd., Class A	13,500	213,570
Phoenix Cos., Inc.*	2,530	155,342
Platinum Underwriters Holdings Ltd.	18,627	1,141,463
Primerica, Inc.	38,600	1,656,326
RLI Corp.	15,148	1,475,112
Safety Insurance Group, Inc.	10,875	612,263
Selective Insurance Group, Inc.	43,532	1,177,976
State Auto Financial Corp.	9,934	210,998
Stewart Information Services Corp.	12,627	407,473
Symetra Financial Corp.	49,600	940,416
United Fire Group, Inc.	20,164	577,900

		27,221,629

Real Estate InvestmentTrusts (REITs) (6.9%)
Acadia Realty Trust (REIT)	32,673	811,271
AG Mortgage Investment Trust, Inc. (REIT)	15,500	242,420
Agree Realty Corp. (REIT)	2,212	64,192
Alexander’s, Inc. (REIT)	1,775	585,750
American Assets Trust, Inc. (REIT)	24,218	761,172
American Capital Mortgage Investment Corp. (REIT)	41,874	731,120
American Realty Capital Properties, Inc. (REIT)	104,300	1,341,298
Anworth Mortgage Asset Corp. (REIT)	93,511	393,681
Apollo Commercial Real Estate Finance, Inc. (REIT)	25,000	406,250
Apollo Residential Mortgage, Inc. (REIT)	13,400	198,052
ARMOUR Residential REIT, Inc. (REIT)	265,614	1,065,112
Ashford Hospitality Prime, Inc. (REIT)	7,940	144,508
Ashford Hospitality Trust, Inc. (REIT)	43,700	361,836
Associated Estates Realty Corp. (REIT)	30,124	483,490
Campus Crest Communities, Inc. (REIT)	44,700	420,627
Capstead Mortgage Corp. (REIT)	63,337	765,111
Cedar Realty Trust, Inc. (REIT)	25,546	159,918
Chambers Street Properties (REIT)	168,600	1,289,790
Chatham Lodging Trust (REIT)	14,400	294,480
Chesapeake Lodging Trust (REIT)	27,900	705,591
Colony Financial, Inc. (REIT)	44,846	909,925
CoreSite Realty Corp. (REIT)	14,400	463,536
Cousins Properties, Inc. (REIT)	113,906	1,173,232
CubeSmart (REIT)	87,968	1,402,210
CyrusOne, Inc. (REIT)	3,850	85,970
CYS Investments, Inc. (REIT)	119,475	885,310
DCT Industrial Trust, Inc. (REIT)	189,400	1,350,422

DiamondRock Hospitality Co. (REIT)	123,698	$1,428,712
DuPont Fabros Technology, Inc. (REIT)	43,200	1,067,472
Dynex Capital, Inc. (REIT)	25,800	206,400
EastGroup Properties, Inc. (REIT)	21,827	1,264,438
Education Realty Trust, Inc. (REIT)	79,494	701,137
EPR Properties (REIT)	30,114	1,480,404
Equity One, Inc. (REIT)	39,386	883,822
Excel Trust, Inc. (REIT)	22,400	255,136
FelCor Lodging Trust, Inc. (REIT)*	74,272	606,059
First Industrial Realty Trust, Inc. (REIT)	69,230	1,208,063
First Potomac Realty Trust (REIT)	31,244	363,368
Franklin Street Properties Corp. (REIT)	55,099	658,433
GEO Group, Inc. (REIT)	46,842	1,509,249
Getty Realty Corp. (REIT)	14,920	274,080
Gladstone Commercial Corp. (REIT)	5,000	89,850
Glimcher Realty Trust (REIT)	98,632	923,195
Government Properties Income Trust (REIT)	37,066	921,090
Healthcare Realty Trust, Inc. (REIT)	63,558	1,354,421
Hersha Hospitality Trust (REIT)	122,477	682,197
Highwoods Properties, Inc. (REIT)	58,995	2,133,849
Hudson Pacific Properties, Inc. (REIT)	25,500	557,685
Inland Real Estate Corp. (REIT)	57,908	609,192
Invesco Mortgage Capital, Inc. (REIT)	92,694	1,360,748
Investors Real Estate Trust (REIT)	60,196	516,482
iStar Financial, Inc. (REIT)*	71,700	1,023,159
Kite Realty Group Trust (REIT)	46,229	303,725
LaSalle Hotel Properties (REIT)	63,240	1,951,586
Lexington Realty Trust (REIT)	106,086	1,083,138
LTC Properties, Inc. (REIT)	21,469	759,788
Medical Properties Trust, Inc. (REIT)	103,912	1,269,805
Monmouth Real Estate Investment Corp. (REIT), Class A	22,051	200,444
National Health Investors, Inc. (REIT)	17,028	955,271
New Residential Investment Corp. (REIT)	171,400	1,144,952
New York Mortgage Trust, Inc. (REIT)	25,900	181,041
NorthStar Realty Finance Corp. (REIT)	183,319	2,465,641

See Notes to Financial Statements.

1068

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

One Liberty Properties, Inc. (REIT)	11,200	$225,456
Parkway Properties, Inc./Maryland (REIT)	45,017	868,384
Pebblebrook Hotel Trust (REIT)	42,843	1,317,851
Pennsylvania Real Estate Investment Trust (REIT)	44,352	841,801
PennyMac Mortgage Investment Trust (REIT)	42,545	976,833
Potlatch Corp. (REIT)	29,144	1,216,471
PS Business Parks, Inc. (REIT)	11,580	884,944
RAIT Financial Trust (REIT)	41,800	374,946
Ramco-Gershenson Properties Trust (REIT)	41,400	651,636
Redwood Trust, Inc. (REIT)	63,891	1,237,569
Resource Capital Corp. (REIT)	74,994	444,714
Retail Opportunity Investments Corp. (REIT)	45,000	662,400
RLJ Lodging Trust (REIT)	85,200	2,072,064
Rouse Properties, Inc. (REIT)	16,500	366,135
Ryman Hospitality Properties, Inc. (REIT)	29,834	1,246,465
Sabra Health Care REIT, Inc. (REIT)	26,683	697,494
Saul Centers, Inc. (REIT)	4,000	190,920
Select Income REIT (REIT)	14,500	387,730
Sovran Self Storage, Inc. (REIT)	20,062	1,307,441
STAG Industrial, Inc. (REIT)	25,300	515,867
Strategic Hotels & Resorts, Inc. (REIT)*	122,410	1,156,774
Summit Hotel Properties, Inc. (REIT)	38,900	350,100
Sun Communities, Inc. (REIT)	24,928	1,062,930
Sunstone Hotel Investors, Inc. (REIT)	112,521	1,507,781
Terreno Realty Corp. (REIT)	15,400	272,580
Universal Health Realty Income Trust (REIT)	11,050	442,663
Urstadt Biddle Properties, Inc. (REIT), Class A	13,889	256,252
Washington Real Estate Investment Trust (REIT)	48,017	1,121,677
Western Asset Mortgage Capital Corp. (REIT)	11,300	168,144
Winthrop Realty Trust (REIT)	16,500	182,325

		72,898,653

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	29,200	1,218,516
Altisource Residential Corp.	26,900	809,959
AV Homes, Inc.*	4,500	81,765
Consolidated-Tomoka Land Co.	3,600	130,644
Forestar Group, Inc.*	31,321	666,198
Kennedy-Wilson Holdings, Inc.	30,700	683,075
Tejon Ranch Co.*	7,102	261,069

		3,851,226

Thrifts & Mortgage Finance (1.6%)
Astoria Financial Corp.	70,553	975,748
BankFinancial Corp.	18,921	173,316

Beneficial Mutual Bancorp, Inc.*	16,854	$184,046
Berkshire Hills Bancorp, Inc.	22,894	624,319
BofI Holding, Inc.*	7,700	603,911
Brookline Bancorp, Inc.	60,777	581,636
Capitol Federal Financial, Inc.	100,900	1,221,899
Clifton Savings Bancorp, Inc.	15,912	203,674
Dime Community Bancshares, Inc.	18,101	306,269
ESB Financial Corp.	8,466	120,217
ESSA Bancorp, Inc.	6,739	77,903
EverBank Financial Corp.	54,500	999,530
Farmer Mac, Class C	7,300	250,025
Franklin Financial Corp./Virginia*	12,900	255,162
Home Loan Servicing Solutions Ltd.	47,100	1,081,887
Kearny Financial Corp.*	20,316	236,275
MGIC Investment Corp.*	221,087	1,865,974
Northfield Bancorp, Inc./New Jersey	39,383	519,856
Northwest Bancshares, Inc.	68,410	1,011,100
OceanFirst Financial Corp.	8,200	140,466
Oritani Financial Corp.	28,850	463,042
Provident Financial Services, Inc.	38,216	738,333
Radian Group, Inc.	120,000	1,694,400
Rockville Financial, Inc.	17,100	242,991
Sterling Bancorp/Delaware	56,593	756,648
Territorial Bancorp, Inc.	7,995	185,484
TrustCo Bank Corp.	70,354	505,142
United Financial Bancorp, Inc.	10,345	195,417
Walker & Dunlop, Inc.*	8,845	143,024
WSFS Financial Corp.	5,800	449,674

		16,807,368

Total Financials		236,588,455

Health Care (12.8%)
Biotechnology (3.6%)
ACADIA Pharmaceuticals, Inc.*	47,500	1,187,025
Achillion Pharmaceuticals, Inc.*	24,500	81,340
Acorda Therapeutics, Inc.*	32,435	947,102
Aegerion Pharmaceuticals, Inc.*	19,500	1,383,720
Alnylam Pharmaceuticals, Inc.*	39,401	2,534,666
AMAG Pharmaceuticals, Inc.*	16,400	398,028
Amicus Therapeutics, Inc.*	27,200	63,920
Arena Pharmaceuticals, Inc.*	140,334	820,954
ArQule, Inc.*	34,815	74,852
Array BioPharma, Inc.*	68,919	345,284
AVEO Pharmaceuticals, Inc.*	25,700	47,288
Biotime, Inc.*	1,500	5,400
Cell Therapeutics, Inc.*	15,000	28,800
Celldex Therapeutics, Inc.*	56,278	1,362,490
Cepheid, Inc.*	47,449	2,216,817
Chelsea Therapeutics International Ltd.*	10,100	44,743
ChemoCentryx, Inc.*	5,682	32,899
Clovis Oncology, Inc.*	10,200	614,754
Curis, Inc.*	41,400	116,748
Cytokinetics, Inc.*	8,853	57,545

See Notes to Financial Statements.

1069

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Dendreon Corp.*	109,600	$327,704
Dyax Corp.*	63,168	475,655
Dynavax Technologies Corp.*	199,200	390,432
Emergent Biosolutions, Inc.*	13,500	310,365
Enzon Pharmaceuticals, Inc.	24,100	27,956
Exact Sciences Corp.*	38,300	447,727
Exelixis, Inc.*	128,986	790,684
Fibrocell Science, Inc.*	200	812
Galena Biopharma, Inc.*	6,400	31,744
Genomic Health, Inc.*	13,012	380,861
Geron Corp.*	75,011	355,552
GTx, Inc.*	24,000	39,600
Halozyme Therapeutics, Inc.*	55,035	824,975
Hyperion Therapeutics, Inc.*	1,100	22,242
Idenix Pharmaceuticals, Inc.*	59,700	357,006
ImmunoGen, Inc.*	55,068	807,848
Immunomedics, Inc.*	16,000	73,600
Infinity Pharmaceuticals, Inc.*	32,400	447,444
Insmed, Inc.*	22,700	386,127
Insys Therapeutics, Inc.*	700	27,097
Intercept Pharmaceuticals, Inc.*	4,700	320,916
InterMune, Inc.*	56,534	832,746
Ironwood Pharmaceuticals, Inc.*	53,500	621,135
Isis Pharmaceuticals, Inc.*	76,098	3,031,744
Keryx Biopharmaceuticals, Inc.*	56,500	731,675
KYTHERA Biopharmaceuticals, Inc.*	6,700	249,575
Lexicon Pharmaceuticals, Inc.*	121,679	219,022
Ligand Pharmaceuticals, Inc., Class B*	12,326	648,348
MannKind Corp.*	120,800	629,368
MEI Pharma, Inc.*	100	801
Merrimack Pharmaceuticals, Inc.*	29,500	157,530
MiMedx Group, Inc.*	57,000	498,180
Momenta Pharmaceuticals, Inc.*	31,728	560,951
Nanosphere, Inc.*	13,900	31,831
Neurocrine Biosciences, Inc.*	47,900	447,386
NewLink Genetics Corp.*	11,300	248,713
Novavax, Inc.*	118,159	604,974
NPS Pharmaceuticals, Inc.*	63,922	1,940,672
Opko Health, Inc.*	124,000	1,046,560
Orexigen Therapeutics, Inc.*	51,303	288,836
Osiris Therapeutics, Inc.*	1,484	23,863
OvaScience, Inc.*	200	1,828
PDL BioPharma, Inc.	104,627	883,052
Peregrine Pharmaceuticals, Inc.*	17,800	24,742
Progenics Pharmaceuticals, Inc.*	14,300	76,219
Puma Biotechnology, Inc.*	15,000	1,552,950
Raptor Pharmaceutical Corp.*	37,800	492,156
Repligen Corp.*	2,600	35,464
Rigel Pharmaceuticals, Inc.*	48,840	139,194
Sangamo BioSciences, Inc.*	34,000	472,260
Sarepta Therapeutics, Inc.*	21,600	439,992
SIGA Technologies, Inc.*	19,152	62,627
Spectrum Pharmaceuticals, Inc.*	43,065	381,125
Sunesis Pharmaceuticals, Inc.*	6,000	28,440
Synageva BioPharma Corp.*	11,600	750,752
Synergy Pharmaceuticals, Inc.*	20,200	113,726
Targacept, Inc.*	11,500	47,725

Tesaro, Inc.*	9,100	$256,984
TG Therapeutics, Inc.*	400	1,560
Threshold Pharmaceuticals, Inc.*	26,000	121,420
Verastem, Inc.*	200	2,280
Vical, Inc.*	50,100	59,118
XOMA Corp.*	9,300	62,589
ZIOPHARM Oncology, Inc.*	69,600	302,064

		38,332,899

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.*	16,862	674,817
ABIOMED, Inc.*	28,350	758,079
Accuray, Inc.*	34,747	302,646
Align Technology, Inc.*	51,176	2,924,709
Alphatec Holdings, Inc.*	31,809	63,936
Analogic Corp.	8,616	763,033
AngioDynamics, Inc.*	16,200	278,478
Antares Pharma, Inc.*	104,000	465,920
ArthroCare Corp.*	21,600	869,184
Atrion Corp.	1,000	296,250
Biolase, Inc.*	5,050	14,292
Cantel Medical Corp.	23,175	785,864
Cardiovascular Systems, Inc.*	14,200	486,918
Cerus Corp.*	45,500	293,475
CONMED Corp.	17,787	755,948
CryoLife, Inc.	33,968	376,705
Cutera, Inc.*	300	3,054
Cyberonics, Inc.*	19,634	1,286,223
Cynosure, Inc., Class A*	12,814	341,878
Derma Sciences, Inc.*	300	3,246
DexCom, Inc.*	47,108	1,668,094
Endologix, Inc.*	36,100	629,584
Exactech, Inc.*	400	9,504
GenMark Diagnostics, Inc.*	22,900	304,799
Globus Medical, Inc., Class A*	37,000	746,660
Greatbatch, Inc.*	21,718	960,804
Haemonetics Corp.*	32,708	1,377,988
HeartWare International, Inc.*	10,200	958,392
ICU Medical, Inc.*	9,545	608,112
Insulet Corp.*	36,278	1,345,914
Integra LifeSciences Holdings Corp.*	15,144	722,520
Invacare Corp.	28,116	652,572
Masimo Corp.*	31,838	930,625
Medical Action Industries, Inc.*	1,100	9,416
Meridian Bioscience, Inc.	36,277	962,429
Merit Medical Systems, Inc.*	28,107	442,404
Natus Medical, Inc.*	19,400	436,500
Navidea Biopharmaceuticals, Inc.*	35,800	74,106
Neogen Corp.*	23,967	1,095,292
NuVasive, Inc.*	33,609	1,086,579
NxStage Medical, Inc.*	52,800	528,000
OraSure Technologies, Inc.*	42,586	267,866
Orthofix International N.V.*	12,400	282,968
Quidel Corp.*	19,500	602,355
Rockwell Medical, Inc.*	25,100	262,044
RTI Surgical, Inc.*	30,449	107,790
Solta Medical, Inc.*	700	2,065
Spectranetics Corp.*	24,400	610,000

1070

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

STAAR Surgical Co.*	20,900	$338,371
STERIS Corp.	40,170	1,930,169
SurModics, Inc.*	13,221	322,460
Symmetry Medical, Inc.*	31,916	321,713
Thoratec Corp.*	38,800	1,420,080
Tornier N.V.*	17,600	330,704
Unilife Corp.*	25,900	113,960
Vascular Solutions, Inc.*	20,068	464,574
Volcano Corp.*	42,624	931,334
West Pharmaceutical Services, Inc.	48,528	2,380,784
Wright Medical Group, Inc.*	31,559	969,177
Zeltiq Aesthetics, Inc.*	1,400	26,474

		38,979,837

Health Care Providers & Services (2.8%)
Acadia Healthcare Co., Inc.*	24,000	1,135,920
Accretive Health, Inc.*	40,100	367,316
Addus HomeCare Corp.*	1,300	29,185
Air Methods Corp.*	27,000	1,574,910
Alliance HealthCare Services, Inc.*	300	7,422
Almost Family, Inc.*	3,900	126,087
Amedisys, Inc.*	15,634	228,725
AMN Healthcare Services, Inc.*	31,600	464,520
Amsurg Corp.*	25,262	1,160,031
Bio-Reference Labs, Inc.*	21,430	547,322
BioScrip, Inc.*	38,300	283,420
Capital Senior Living Corp.*	23,100	554,169
Centene Corp.*	34,783	2,050,458
Chemed Corp.	15,290	1,171,520
Chindex International, Inc.*	12,896	224,777
Corvel Corp.*	8,200	382,940
Cross Country Healthcare, Inc.*	19,695	196,556
Emeritus Corp.*	27,306	590,629
Ensign Group, Inc.	10,800	478,116
ExamWorks Group, Inc.*	19,900	594,413
Five Star Quality Care, Inc.*	4,600	25,254
Gentiva Health Services, Inc.*	24,241	300,831
Hanger, Inc.*	28,309	1,113,676
HealthSouth Corp.	59,106	1,969,412
Healthways, Inc.*	18,947	290,836
IPC The Hospitalist Co., Inc.*	14,984	889,900
Kindred Healthcare, Inc.	46,069	909,402
Landauer, Inc.	6,300	331,443
LHC Group, Inc.*	7,243	174,122
Magellan Health Services, Inc.*	18,315	1,097,252
Molina Healthcare, Inc.*	20,610	716,197
MWI Veterinary Supply, Inc.*	9,592	1,636,299
National Healthcare Corp.	7,200	388,152
National Research Corp., Class A*	6,025	113,391
Owens & Minor, Inc.#	40,500	1,480,680
PharMerica Corp.*	19,000	408,500
Providence Service Corp.*	5,523	142,052
Select Medical Holdings Corp.	24,103	279,836
Skilled Healthcare Group, Inc., Class A*	17,400	83,694
Team Health Holdings, Inc.*	46,500	2,118,075
Triple-S Management Corp., Class B*	13,836	268,972

U.S. Physical Therapy, Inc.	8,807	$310,535
Universal American Corp.	13,150	95,995
USMD Holdings, Inc.*	100	2,011
WellCare Health Plans, Inc.*	27,784	1,956,549

		29,271,502

Health Care Technology (1.0%)
athenahealth, Inc.*	25,081	3,373,394
Computer Programs & Systems, Inc.	7,602	469,880
HealthStream, Inc.*	13,000	426,010
HMS Holdings Corp.*	61,029	1,387,189
MedAssets, Inc.*	36,682	727,404
Medidata Solutions, Inc.*	36,000	2,180,520
Merge Healthcare, Inc.*	23,900	55,448
Omnicell, Inc.*	28,055	716,244
Quality Systems, Inc.	30,276	637,613
Vocera Communications, Inc.*	6,600	103,026

		10,076,728

Life Sciences Tools & Services (0.3%)
Accelerate Diagnostics, Inc.*	676	8,247
Affymetrix, Inc.*	46,100	395,077
Albany Molecular Research, Inc.*	2,800	28,224
Cambrex Corp.*	19,500	347,685
Fluidigm Corp.*	14,900	570,968
Furiex Pharmaceuticals, Inc.*	900	37,809
Luminex Corp.*	27,419	531,928
Pacific Biosciences of California, Inc.*	14,900	77,927
PAREXEL International Corp.*	37,337	1,686,886

		3,684,751

Pharmaceuticals (1.4%)
Akorn, Inc.*	43,400	1,068,942
Alimera Sciences, Inc.*	700	3,297
Auxilium Pharmaceuticals, Inc.*	38,257	793,450
AVANIR Pharmaceuticals, Inc., Class A*	98,300	330,288
Cadence Pharmaceuticals, Inc.*	36,900	333,945
Cempra, Inc.*	2,700	33,453
Corcept Therapeutics, Inc.*	43,100	138,782
Cornerstone Therapeutics, Inc.*	1,200	11,388
Depomed, Inc.*	34,300	362,894
Endocyte, Inc.*	12,800	136,832
Forest Laboratories, Inc. (Contingent Value Shares)*†(b)	10,000	—
Hi-Tech Pharmacal Co., Inc.*	8,100	351,459
Impax Laboratories, Inc.*	43,766	1,100,277
Lannett Co., Inc.*	10,400	344,240
Medicines Co.*	41,787	1,613,814
Nektar Therapeutics*	80,386	912,381
Omthera Pharmaceuticals, Inc.*†(b)	5,500	3,300
Pacira Pharmaceuticals, Inc.*	15,900	914,091
Pozen, Inc.*	15,286	122,900
Questcor Pharmaceuticals, Inc.	33,200	1,807,740
Repros Therapeutics, Inc.*	2,300	42,090
Sagent Pharmaceuticals, Inc.*	12,000	304,560
Santarus, Inc.*	39,000	1,246,440

See Notes to Financial Statements.

1071

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Sciclone Pharmaceuticals, Inc.*	25,200	$127,008
Sucampo Pharmaceuticals, Inc., Class A*	3,200	30,080
Supernus Pharmaceuticals, Inc.*	5,300	39,962
ViroPharma, Inc.*	42,833	2,135,225
Vivus, Inc.*	73,827	670,349
XenoPort, Inc.*	7,278	41,849

		15,021,036

Total Health Care		135,366,753

Industrials (14.5%)
Aerospace & Defense (1.8%)
AAR Corp.	33,512	938,671
Aerovironment, Inc.*	11,821	344,346
American Science & Engineering, Inc.	7,277	523,289
Astronics Corp.*	9,600	489,600
Astronics Corp., Class B*	1,260	63,945
Cubic Corp.	12,186	641,715
Curtiss-Wright Corp.	33,617	2,091,986
DigitalGlobe, Inc.*	50,465	2,076,635
Engility Holdings, Inc.*	11,600	387,440
Esterline Technologies Corp.*	22,687	2,313,167
GenCorp, Inc.*	41,500	747,830
HEICO Corp.	42,472	2,461,252
KEYW Holding Corp.*	12,200	163,968
Moog, Inc., Class A*	31,253	2,123,329
National Presto Industries, Inc.*	1,500	120,750
Orbital Sciences Corp.*	38,387	894,417
Taser International, Inc.*	33,600	533,568
Teledyne Technologies, Inc.*	23,854	2,191,228

		19,107,136

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	27,100	219,239
Atlas Air Worldwide Holdings, Inc.*	20,727	852,916
Forward Air Corp.	19,340	849,220
Hub Group, Inc., Class A*	26,833	1,070,100
Pacer International, Inc.*	4,820	39,813
UTi Worldwide, Inc.	61,500	1,079,940
XPO Logistics, Inc.*	19,300	507,397

		4,618,625

Airlines (0.5%)
Allegiant Travel Co.	9,677	1,020,343
Hawaiian Holdings, Inc.*	14,600	140,598
JetBlue Airways Corp.*	150,589	1,287,536
Republic Airways Holdings, Inc.*	33,600	359,184
SkyWest, Inc.	34,815	516,306
Spirit Airlines, Inc.*	40,800	1,852,728

		5,176,695

Building Products (0.7%)
AAON, Inc.	19,200	613,440
Apogee Enterprises, Inc.	21,400	768,474
Builders FirstSource, Inc.*	17,800	127,092
Gibraltar Industries, Inc.*	17,300	321,607
Griffon Corp.	28,543	377,053

Nortek, Inc.*	5,500	$410,300
Quanex Building Products Corp.	33,467	666,663
Simpson Manufacturing Co., Inc.	25,919	952,005
Trex Co., Inc.*	11,800	938,454
Universal Forest Products, Inc.	15,654	816,199
USG Corp.*	52,400	1,487,112

		7,478,399

Commercial Services & Supplies (2.2%)
ABM Industries, Inc.	40,632	1,161,669
ACCO Brands Corp.*	78,886	530,114
Brink’s Co.	38,400	1,310,976
Consolidated Graphics, Inc.*	2,700	182,088
Deluxe Corp.	36,561	1,908,119
EnerNOC, Inc.*	10,300	177,263
Ennis, Inc.	20,156	356,761
G&K Services, Inc., Class A	12,482	776,755
Healthcare Services Group, Inc.	47,369	1,343,859
Herman Miller, Inc.	41,791	1,233,670
HNI Corp.	30,741	1,193,673
InnerWorkings, Inc.*	11,700	91,143
Interface, Inc.	40,298	884,944
Kimball International, Inc., Class B	15,000	225,450
Knoll, Inc.	39,158	716,983
McGrath RentCorp.	19,645	781,871
Mine Safety Appliances Co.	19,907	1,019,437
Mobile Mini, Inc.*	24,495	1,008,704
Multi-Color Corp.	6,400	241,536
NL Industries, Inc.	7,945	88,825
Quad/Graphics, Inc.	18,000	490,140
Schawk, Inc.	13,700	203,719
SP Plus Corp.*	6,010	156,500
Steelcase, Inc., Class A	66,472	1,054,246
Swisher Hygiene, Inc.*	1,200	617
Team, Inc.*	14,800	626,632
Tetra Tech, Inc.#*	45,537	1,274,125
U.S. Ecology, Inc.	12,300	457,437
UniFirst Corp.	9,705	1,038,435
United Stationers, Inc.	26,672	1,223,978
Viad Corp.	16,724	464,593
West Corp.	14,400	370,224

		22,594,486

Construction & Engineering (0.8%)
Aegion Corp.*	34,662	758,751
Argan, Inc.	5,730	157,919
Comfort Systems USA, Inc.	32,243	625,192
Dycom Industries, Inc.*	25,516	709,090
EMCOR Group, Inc.	46,999	1,994,638
Furmanite Corp.*	18,300	194,346
Granite Construction, Inc.	29,073	1,016,973
Great Lakes Dredge & Dock Corp.*	38,000	349,600
Layne Christensen Co.*	2,893	49,412
MasTec, Inc.*	38,062	1,245,389
MYR Group, Inc.*	12,000	300,960
Primoris Services Corp.	21,700	675,521
Tutor Perini Corp.*	23,995	631,068

		8,708,859

1072

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Electrical Equipment (1.6%)
Acuity Brands, Inc.	27,402	$2,995,587
AZZ, Inc.	20,986	1,025,376
Brady Corp., Class A	37,141	1,148,771
Capstone Turbine Corp.*	138,700	178,923
Encore Wire Corp.	17,428	944,598
EnerSys, Inc.	31,639	2,217,577
Franklin Electric Co., Inc.	33,552	1,497,761
Generac Holdings, Inc.	34,900	1,976,736
General Cable Corp.	33,700	991,117
GrafTech International Ltd.*	79,100	888,293
II-VI, Inc.*	42,786	753,034
Polypore International, Inc.*	31,600	1,229,240
Powell Industries, Inc.	5,300	355,047
Thermon Group Holdings, Inc.*	18,400	502,872
Vicor Corp.*	9,700	130,174

		16,835,106

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	28,426	1,169,446

Machinery (3.3%)
Actuant Corp., Class A	52,613	1,927,740
Alamo Group, Inc.	3,800	230,622
Albany International Corp., Class A	18,891	678,754
Altra Industrial Motion Corp.	22,700	776,794
Astec Industries, Inc.	15,843	612,015
Barnes Group, Inc.	35,606	1,364,066
Blount International, Inc.*	35,433	512,716
Briggs & Stratton Corp.	33,744	734,269
Chart Industries, Inc.*	19,421	1,857,424
CIRCOR International, Inc.	11,109	897,385
CLARCOR, Inc.	35,374	2,276,317
Columbus McKinnon Corp.*	12,800	347,392
Commercial Vehicle Group, Inc.*	2,500	18,175
Energy Recovery, Inc.*	1,555	8,646
EnPro Industries, Inc.*	17,254	994,693
ESCO Technologies, Inc.	16,952	580,776
Federal Signal Corp.*	44,600	653,390
Gorman-Rupp Co.	16,837	562,861
Greenbrier Cos., Inc.*	16,300	535,292
Hyster-Yale Materials Handling, Inc.	7,100	661,436
John Bean Technologies Corp.	25,631	751,757
Kadant, Inc.	5,500	222,860
L.B. Foster Co., Class A	4,800	226,992
Lindsay Corp.	8,175	676,481
Meritor, Inc.*	77,735	810,776
Middleby Corp.*	12,998	3,119,130
Mueller Industries, Inc.	19,057	1,200,782
Mueller Water Products, Inc., Class A	103,693	971,603
PMFG, Inc.*	3,400	30,770
Proto Labs, Inc.*	11,600	825,688
RBC Bearings, Inc.*	17,000	1,202,750
Rexnord Corp.*	20,500	553,705
Standex International Corp.	9,079	570,888
Sun Hydraulics Corp.	15,750	643,073
Tennant Co.	15,831	1,073,500

Titan International, Inc.	37,100	$667,058
Trimas Corp.*	26,900	1,073,041
Wabash National Corp.*	47,300	584,155
Watts Water Technologies, Inc., Class A	21,259	1,315,294
Woodward, Inc.	42,933	1,958,174

		34,709,240

Marine (0.1%)
International Shipholding Corp.	2,769	81,685
Matson, Inc.	28,900	754,579

		836,264

Professional Services (1.4%)
Acacia Research Corp.	35,341	513,858
Advisory Board Co.*	23,284	1,482,492
Barrett Business Services, Inc.	4,800	445,152
Corporate Executive Board Co	21,504	1,665,055
Exponent, Inc.	8,423	652,277
FTI Consulting, Inc.*	30,900	1,271,226
Huron Consulting Group, Inc.*	18,750	1,176,000
ICF International, Inc.*	13,700	475,527
Insperity, Inc.	17,787	642,644
Kelly Services, Inc., Class A	14,134	352,502
Kforce, Inc.	22,900	468,534
Korn/Ferry International*	37,552	980,858
Mistras Group, Inc.*	2,900	60,552
Navigant Consulting, Inc.*	42,332	812,775
On Assignment, Inc.*	27,100	946,332
Pendrell Corp.*	69,100	138,891
Resources Connection, Inc.	41,095	588,891
RPX Corp.*	21,900	370,110
TrueBlue, Inc.*	35,615	918,155
VSE Corp	1,525	73,215
WageWorks, Inc.*	16,915	1,005,428

		15,040,474

Road & Rail (0.5%)
Arkansas Best Corp.	17,400	586,032
Celadon Group, Inc.	200	3,896
Heartland Express, Inc.	29,355	575,945
Knight Transportation, Inc.	37,550	688,667
Marten Transport Ltd.	7,350	148,397
Roadrunner Transportation Systems, Inc.*	11,900	320,705
Saia, Inc.*	13,800	442,290
Swift Transportation Co.*	58,200	1,292,622
Werner Enterprises, Inc.	35,366	874,601

		4,933,155

Trading Companies & Distributors (1.0%)
Aceto Corp.	17,500	437,675
Aircastle Ltd.	46,355	888,162
Applied Industrial Technologies, Inc	30,888	1,516,292
Beacon Roofing Supply, Inc.*	32,276	1,300,077
CAI International, Inc.*	8,700	205,059
DXP Enterprises, Inc.*	6,100	702,720
H&E Equipment Services, Inc.*	21,000	622,230
Kaman Corp.	23,992	953,202
Rush Enterprises, Inc., Class A*	22,200	658,230

1073

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

TAL International Group, Inc.	20,800	$1,192,880
Textainer Group Holdings Ltd.	14,400	579,168
Watsco, Inc.	16,687	1,602,953

		10,658,648

Transportation Infrastructure (0.1%)
Wesco Aircraft Holdings, Inc.*	27,900	611,568

Total Industrials		152,478,101

Information Technology (17.7%)
Communications Equipment (1.9%)
ADTRAN, Inc.	37,906	1,023,841
Anaren, Inc.*	8,100	226,719
ARRIS Group, Inc.*	73,603	1,793,337
Aruba Networks, Inc.*	79,616	1,425,126
Aviat Networks, Inc.*	21,637	48,900
Black Box Corp.	13,143	391,661
CalAmp Corp.*	23,700	662,889
Calix, Inc.*	17,300	166,772
Ciena Corp.*	70,600	1,689,458
Comtech Telecommunications Corp.	10,800	340,416
Digi International, Inc.*	12,500	151,500
Emulex Corp.*	79,657	570,344
Extreme Networks, Inc.*	57,500	402,500
Finisar Corp.*	66,800	1,597,856
Harmonic, Inc.*	86,459	638,068
Infinera Corp.*	86,261	843,633
InterDigital, Inc.	28,425	838,253
Ixia*	38,263	509,281
NETGEAR, Inc.*	31,829	1,048,447
Oplink Communications, Inc.*	10,100	187,860
Plantronics, Inc.	31,259	1,451,981
Procera Networks, Inc.*	6,100	91,622
Ruckus Wireless, Inc.*	29,500	418,900
ShoreTel, Inc.*	37,200	345,216
Sonus Networks, Inc.*	163,241	514,209
Ubiquiti Networks, Inc.*	8,100	372,276
ViaSat, Inc.*	27,140	1,700,321

		19,451,386

Computers & Peripherals (0.5%)
Avid Technology, Inc.*	13,631	111,093
Cray, Inc.*	25,400	697,484
Electronics for Imaging, Inc.*	33,652	1,303,342
Fusion-io, Inc.*	51,500	458,865
QLogic Corp.*	69,400	821,002
Quantum Corp.*	111,381	133,657
Silicon Graphics International Corp.*	16,000	214,560
Super Micro Computer, Inc.*	13,500	231,660
Synaptics, Inc.*	23,437	1,214,271

		5,185,934

Electronic Equipment, Instruments & Components (2.8%)
Anixter International, Inc.	17,958	1,613,347
Audience, Inc.*	4,300	50,052
Badger Meter, Inc.	13,430	731,935
Belden, Inc	28,935	2,038,471
Benchmark Electronics, Inc.*	34,748	801,984
Checkpoint Systems, Inc.*	32,811	517,429

Cognex Corp.*	59,606	$2,275,757
Coherent, Inc.*	16,952	1,261,059
CTS Corp.	22,600	449,966
Daktronics, Inc.	20,600	323,008
Electro Scientific Industries, Inc.	13,500	141,210
Fabrinet*	18,500	380,360
FARO Technologies, Inc.*	16,067	936,706
FEI Co.	28,173	2,517,539
GSI Group, Inc.*	12,200	137,128
Insight Enterprises, Inc.*	31,443	714,071
InvenSense, Inc.*	38,400	797,952
Itron, Inc.*	26,800	1,110,324
Kemet Corp.*	21,900	123,516
Littelfuse, Inc.	15,249	1,417,090
Maxwell Technologies, Inc.*	3,500	27,195
Measurement Specialties, Inc.*	11,100	673,659
Mercury Systems, Inc.*	9,200	100,740
Methode Electronics, Inc.	26,500	906,035
MTS Systems Corp.	10,502	748,267
Multi-Fineline Electronix, Inc.*	5,600	77,784
Newport Corp.*	27,187	491,269
OSI Systems, Inc.*	15,768	837,438
Park Electrochemical Corp.	15,472	444,356
Plexus Corp.*	21,775	942,640
RadiSys Corp.*	12,142	27,805
RealD, Inc.*	11,900	101,626
Rofin-Sinar Technologies, Inc.*	24,925	673,473
Rogers Corp.*	13,684	841,566
Sanmina Corp.*	63,800	1,065,460
ScanSource, Inc.*	23,039	977,545
SYNNEX Corp.*	15,862	1,069,099
TTM Technologies, Inc.*	35,062	300,832
Universal Display Corp.*	26,560	912,602
Viasystems Group, Inc.*	10,346	141,533
Zygo Corp.*	9,600	141,888

		29,841,716

Internet Software & Services (2.9%)
Angie’s List, Inc.*	25,300	383,295
Bankrate, Inc.*	32,929	590,746
Bazaarvoice, Inc.*	23,800	188,496
Blucora, Inc.*	26,800	781,488
Brightcove, Inc.*	14,300	202,202
comScore, Inc.*	23,363	668,415
Constant Contact, Inc.*	16,146	501,656
Cornerstone OnDemand, Inc.*	27,300	1,456,182
CoStar Group, Inc.*	18,236	3,366,001
Dealertrack Technologies, Inc.*	28,864	1,387,781
Demandware, Inc.*	10,900	698,908
Dice Holdings, Inc.*	10,600	76,850
Digital River, Inc.*	35,331	653,624
EarthLink Holdings Corp.	103,433	524,405
Envestnet, Inc.*	16,000	644,800
Internap Network Services Corp.*	23,500	176,720
IntraLinks Holdings, Inc.*	9,700	117,467
j2 Global, Inc.	33,278	1,664,233
Limelight Networks, Inc.*	97,600	193,248
Liquidity Services, Inc.*	16,800	380,688
LivePerson, Inc.*	34,100	505,362
LogMeIn, Inc.*	15,500	520,025

See Notes to Financial Statements.

1074

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Monster Worldwide, Inc.*	86,300	$615,319
Move, Inc.*	29,550	472,505
NIC, Inc.	46,855	1,165,284
OpenTable, Inc.*	17,300	1,373,101
Perficient, Inc.*	21,700	508,214
QuinStreet, Inc.*	13,600	118,184
RealNetworks, Inc.*	14,425	108,909
Responsys, Inc.*	24,900	682,509
SciQuest, Inc.*	9,700	276,256
Shutterstock, Inc.*	4,900	409,787
SPS Commerce, Inc.*	9,600	626,880
Stamps.com, Inc.*	7,300	307,330
Trulia, Inc.*	16,200	571,374
United Online, Inc	10,324	142,058
Unwired Planet, Inc.*	59,401	81,973
ValueClick, Inc.*	52,124	1,218,138
VistaPrint N.V.*	20,900	1,188,165
Vocus, Inc.*	1,800	20,502
Web.com Group, Inc.*	28,400	902,836
WebMD Health Corp.*	23,800	940,100
Yelp, Inc.*	20,200	1,392,790
Zillow, Inc., Class A*	14,100	1,152,393

		29,957,199

IT Services (2.3%)
Acxiom Corp.*	50,069	1,851,552
CACI International, Inc., Class A*	14,759	1,080,654
Cardtronics, Inc.*	31,600	1,373,020
Cass Information Systems, Inc.	7,381	497,110
CIBER, Inc.*	30,400	125,856
Convergys Corp.	77,200	1,625,060
CSG Systems International, Inc.	21,665	636,951
EPAM Systems, Inc.*	14,800	517,112
Euronet Worldwide, Inc.*	33,726	1,613,789
EVERTEC, Inc.	20,000	493,200
ExlService Holdings, Inc.*	22,100	610,402
Forrester Research, Inc.	8,000	306,080
Global Cash Access Holdings, Inc.*	40,400	403,596
Hackett Group, Inc.	4,119	25,579
Heartland Payment Systems, Inc.	27,137	1,352,508
Higher One Holdings, Inc.*	12,600	122,976
iGATE Corp.*	19,000	763,040
Lionbridge Technologies, Inc.*	29,300	174,628
ManTech International Corp., Class A	18,541	554,932
MAXIMUS, Inc.	44,868	1,973,743
MoneyGram International, Inc.*	10,775	223,905
Sapient Corp.*	83,569	1,450,758
ServiceSource International, Inc.*	41,400	346,932
Sykes Enterprises, Inc.*	35,099	765,509
Syntel, Inc.*	12,582	1,144,333
TeleTech Holdings, Inc.*	18,625	445,883
Unisys Corp.*	34,464	1,156,956
Virtusa Corp.*	13,800	525,642
WEX, Inc.*	24,802	2,456,142

		24,617,848

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Energy Industries, Inc.*	26,403	$603,573
Amkor Technology, Inc.*	16,909	103,652
ANADIGICS, Inc.*	26,400	48,576
Applied Micro Circuits Corp.*	44,200	591,396
ATMI, Inc.*	20,470	618,399
Axcelis Technologies, Inc.*	41,300	100,772
Brooks Automation, Inc.	59,550	624,679
Cabot Microelectronics Corp.*	16,920	773,244
Cavium, Inc.*	35,400	1,221,654
CEVA, Inc.*	10,500	159,810
Cirrus Logic, Inc.*	45,967	939,106
Cypress Semiconductor Corp.*	99,600	1,045,800
Diodes, Inc.*	29,708	699,920
Entegris, Inc.*	100,746	1,168,654
Entropic Communications, Inc.*	34,545	162,707
Exar Corp.*	24,932	293,948
FormFactor, Inc.*	24,695	148,664
GT Advanced Technologies, Inc.*	78,400	683,648
Hittite Microwave Corp.*	21,915	1,352,813
Inphi Corp.*	9,500	122,550
Integrated Device Technology, Inc.*	89,300	909,967
Intermolecular, Inc.*	24,300	119,556
International Rectifier Corp.*	49,300	1,285,251
Intersil Corp., Class A	90,700	1,040,329
IXYS Corp	16,800	217,896
Lattice Semiconductor Corp.*	96,400	531,164
LTX-Credence Corp.*	16,600	132,634
MA-COM Technology Solutions Holdings, Inc.*	10,000	169,900
MaxLinear, Inc., Class A*	7,100	74,053
Micrel, Inc.	30,675	302,762
Microsemi Corp.*	61,627	1,537,594
MKS Instruments, Inc.	33,872	1,014,128
Monolithic Power Systems, Inc.*	31,496	1,091,651
Nanometrics, Inc.*	9,300	177,165
NVE Corp.*	2,443	142,378
OmniVision Technologies, Inc.*	41,618	715,830
PDF Solutions, Inc.*	17,000	435,540
Pericom Semiconductor Corp.*	14,500	128,470
Photronics, Inc.*	35,600	321,468
PMC-Sierra, Inc.*	138,200	888,626
Power Integrations, Inc.	18,524	1,034,010
Rambus, Inc.*	72,100	682,787
RF Micro Devices, Inc.*	212,846	1,098,285
Rudolph Technologies, Inc.*	12,500	146,750
Semtech Corp.*	46,296	1,170,363
Sigma Designs, Inc.*	8,559	40,398
Spansion, Inc., Class A*	36,900	512,541
SunEdison, Inc.*	164,300	2,144,115
SunPower Corp.*	27,500	819,775
Tessera Technologies, Inc.	43,710	861,524
TriQuint Semiconductor, Inc.*	125,665	1,048,046
Ultratech, Inc.*	17,324	502,396
Veeco Instruments, Inc.*	30,694	1,010,140

		33,771,057

See Notes to Financial Statements.

1075

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Software (4.1%)
Accelrys, Inc.*	31,958	$304,879
ACI Worldwide, Inc.*	25,472	1,655,680
Actuate Corp.*	22,103	170,414
Advent Software, Inc.	27,014	945,220
Aspen Technology, Inc.*	66,700	2,788,060
AVG Technologies N.V.*	7,700	132,517
Blackbaud, Inc.	32,187	1,211,841
Bottomline Technologies (de), Inc.*	23,491	849,435
BroadSoft, Inc.*	16,600	453,844
CommVault Systems, Inc.*	32,214	2,412,184
Comverse, Inc.*	15,600	605,280
Ellie Mae, Inc.*	15,400	413,798
EPIQ Systems, Inc.	20,800	337,168
Fair Isaac Corp.	25,627	1,610,401
FleetMatics Group plc*	11,100	480,075
Guidewire Software, Inc.*	28,400	1,393,588
Imperva, Inc.*	13,700	659,381
Infoblox, Inc.*	33,900	1,119,378
Interactive Intelligence Group, Inc.*	10,000	673,600
Jive Software, Inc.*	19,800	222,750
Manhattan Associates, Inc.*	12,450	1,462,626
Mentor Graphics Corp.	69,118	1,663,670
MicroStrategy, Inc., Class A*	6,309	783,830
Monotype Imaging Holdings, Inc.	26,300	837,918
NetScout Systems, Inc.*	27,454	812,364
Pegasystems, Inc.	10,425	512,701
Progress Software Corp.*	44,177	1,141,092
Proofpoint, Inc.*	11,300	374,821
PROS Holdings, Inc.*	14,900	594,510
PTC, Inc.*	79,245	2,804,481
Qlik Technologies, Inc.*	60,800	1,619,104
RealPage, Inc.*	31,500	736,470
SeaChange International, Inc.*	17,300	210,368
SS&C Technologies Holdings, Inc.*	39,500	1,748,270
Synchronoss Technologies, Inc.*	16,634	516,818
Take-Two Interactive Software, Inc.*	53,356	926,794
Tangoe, Inc.*	11,100	199,911
TiVo, Inc.*	92,067	1,207,919
Tyler Technologies, Inc.*	20,177	2,060,677
Ultimate Software Group, Inc.*	18,170	2,784,007
VASCO Data Security International, Inc.*	13,200	102,036
Verint Systems, Inc.*	35,751	1,535,148
VirnetX Holding Corp.*	28,000	543,480

		43,618,508

Total Information Technology		186,443,648

Materials (4.9%)
Chemicals (2.3%)
A. Schulman, Inc.	21,143	745,502
Advanced Emissions Solutions, Inc.*	6,400	347,072
American Vanguard Corp.	16,000	388,640
Axiall Corp.	43,800	2,077,872

Balchem Corp.	19,085	$1,120,289
Calgon Carbon Corp.*	35,038	720,732
Chemtura Corp.*	59,200	1,652,864
Ferro Corp.*	52,173	669,380
Flotek Industries, Inc.*	36,700	736,569
H.B. Fuller Co.	35,259	1,834,878
Hawkins, Inc.	5,000	185,950
Innophos Holdings, Inc.	14,913	724,772
Innospec, Inc.	17,400	804,228
Intrepid Potash, Inc.*	37,100	587,664
Koppers Holdings, Inc.	16,713	764,620
Kraton Performance Polymers, Inc.*	23,400	539,370
LSB Industries, Inc.*	14,100	578,382
Minerals Technologies, Inc.	21,250	1,276,487
Olin Corp.	57,903	1,670,502
OM Group, Inc.*	21,487	782,342
OMNOVA Solutions, Inc.*	23,600	214,996
PolyOne Corp.	63,600	2,248,260
Quaker Chemical Corp.	9,100	701,337
Sensient Technologies Corp.	35,525	1,723,673
Stepan Co.	12,488	819,587
Tredegar Corp.	17,129	493,486
Zep, Inc.	11,200	203,392
Zoltek Cos., Inc.*	7,900	132,325

		24,745,171

Construction Materials (0.1%)
Headwaters, Inc.*	45,700	447,403
Texas Industries, Inc.*	15,726	1,081,634

		1,529,037

Containers & Packaging (0.3%)
Berry Plastics Group, Inc.*	37,500	892,125
Graphic Packaging Holding Co.*	142,153	1,364,669
Myers Industries, Inc.	22,900	483,648

		2,740,442

Metals & Mining (1.4%)
AK Steel Holding Corp.*	78,700	645,340
AMCOL International Corp.	23,149	786,603
Century Aluminum Co.*	17,700	185,142
Coeur Mining, Inc.*	65,236	707,811
Commercial Metals Co.	79,200	1,610,136
General Moly, Inc.*	43,200	57,888
Globe Specialty Metals, Inc.	49,200	886,092
Haynes International, Inc.	9,533	526,603
Hecla Mining Co.	199,429	614,241
Horsehead Holding Corp.*	32,667	529,532
Kaiser Aluminum Corp.	13,791	968,680
Materion Corp.	19,245	593,708
Molycorp, Inc.*	84,000	472,080
Paramount Gold and Silver Corp.*	15,300	14,257
Redcorp Ventures Ltd.*†(b)	46,400	—
RTI International Metals, Inc.*	20,086	687,142
Schnitzer Steel Industries, Inc., Class A	18,000	588,060
Stillwater Mining Co.*	75,678	933,867
SunCoke Energy, Inc.*	50,910	1,161,257

See Notes to Financial Statements.

1076

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

U.S. Silica Holdings, Inc.	14,500	$494,595
Walter Energy, Inc.	42,400	705,112
Worthington Industries, Inc.	34,580	1,455,126

		14,623,272

Paper & Forest Products (0.8%)
Clearwater Paper Corp.*	15,638	820,995
Deltic Timber Corp.	9,253	628,649
KapStone Paper and Packaging Corp.*	27,486	1,535,368
Louisiana-Pacific Corp.*	89,148	1,650,129
Neenah Paper, Inc.	10,700	457,639
P.H. Glatfelter Co.	28,215	779,863
Resolute Forest Products, Inc.*	37,500	600,750
Schweitzer-Mauduit International, Inc.	22,164	1,140,781
Wausau Paper Corp.	35,600	451,408

		8,065,582

Total Materials		51,703,504

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.5%)
8x8, Inc.*	57,000	579,120
Atlantic Tele-Network, Inc.	6,800	384,676
Cbeyond, Inc.*	16,808	115,975
Cincinnati Bell, Inc.*	118,537	421,992
Cogent Communications Group, Inc.	30,225	1,221,392
Consolidated Communications Holdings, Inc.	34,117	669,717
Hawaiian Telcom Holdco, Inc.*	600	17,622
HickoryTech Corp.	300	3,849
IDT Corp., Class B	9,800	175,126
inContact, Inc.*	33,500	261,635
Inteliquent, Inc.	34,727	396,582
Iridium Communications, Inc.*	26,700	167,142
Lumos Networks Corp.	12,760	267,960
magicJack VocalTec Ltd.*	10,600	126,352
Premiere Global Services, Inc.*	32,552	377,278
Straight Path Communications, Inc., Class B*	5,350	43,816
Towerstream Corp.*	56,200	166,352
Vonage Holdings Corp.*	64,300	214,119

		5,610,705

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	24,900	159,609
Leap Wireless International, Inc.*	44,800	779,520
NII Holdings, Inc.*	116,500	320,375
NTELOS Holdings Corp.	2,600	52,598
Shenandoah Telecommunications Co.	21,724	557,655
USA Mobility, Inc.	16,800	239,904

		2,109,661

Total Telecommunication Services		7,720,366

Utilities (3.0%)
Electric Utilities (1.4%)
ALLETE, Inc.	25,023	1,248,147
Cleco Corp.	40,881	1,905,872

El Paso Electric Co.	30,846	$1,083,003
Empire District Electric Co.	30,023	681,222
IDACORP, Inc.	32,108	1,664,479
MGE Energy, Inc.	15,453	894,729
NRG Yield, Inc., Class A	14,700	588,147
Otter Tail Corp.	22,725	665,161
PNM Resources, Inc.	48,881	1,179,010
Portland General Electric Co.	46,832	1,414,326
UIL Holdings Corp.	32,231	1,248,951
Unitil Corp.	7,900	240,871
UNS Energy Corp.	28,643	1,714,284

		14,528,202

Gas Utilities (0.9%)
Chesapeake Utilities Corp.	7,500	450,150
Laclede Group, Inc.	22,152	1,008,802
New Jersey Resources Corp.	26,711	1,235,117
Northwest Natural Gas Co.	19,342	828,224
Piedmont Natural Gas Co., Inc.#	47,777	1,584,285
South Jersey Industries, Inc.	20,976	1,173,817
Southwest Gas Corp.	31,836	1,779,951
WGL Holdings, Inc.	32,725	1,310,964

		9,371,310

Independent Power Producers & Energy Traders (0.2%)
Atlantic Power Corp.	68,030	236,744
Dynegy, Inc.*	67,700	1,456,904
Ormat Technologies, Inc.	10,200	277,542

		1,971,190

Multi-Utilities (0.3%)
Avista Corp.	36,899	1,040,183
Black Hills Corp.	31,219	1,639,309
NorthWestern Corp.	26,578	1,151,359

		3,830,851

Water Utilities (0.2%)
American States Water Co.	23,758	682,567
California Water Service Group	33,500	772,845
SJW Corp.	9,200	274,068

		1,729,480

Total Utilities		31,431,033

Total Common Stocks (99.0%) (Cost $569,986,764)		1,042,859,801

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15 (b)	$19,200	19,008

Total Financials		19,008

Total Corporate Bonds		19,008

Total Long-Term Debt Securities (0.0%) (Cost $19,200)		19,008

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Rights	Value (Note 1)

RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
EXCO Resources, Inc., expiring 1/9/14*	91,900	$14,704

Total Energy		14,704

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 4/21/14*	34,056	45,975

Total Health Care		45,975

Total Rights (0.0%)
(Cost $—)		60,679

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*(b)	10,490	$—

Total Warrants (0.0%)
(Cost $—)		—

Total Investments (99.0%)
(Cost $570,005,964)		1,042,939,488

Other Assets Less Liabilities (1.0%)		10,727,003

Net Assets (100%)		$1,053,666,491

*	Non-income producing.
†	Securities (totaling $3,300 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,326,520.
(b)	Illiquid Security.

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	85	March-14	$9,484,136	$9,871,900	$387,764

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$142,881,973	$—	$—		$142,881,973
Consumer Staples	41,250,674	—	—		41,250,674
Energy	56,995,294	—	—		56,995,294
Financials	236,588,455	—	—		236,588,455
Health Care	135,363,453	—	3,300		135,366,753
Industrials	152,414,156	63,945	—		152,478,101
Information Technology	186,443,648	—	—		186,443,648
Materials	51,703,504	—	—	(a)	51,703,504
Telecommunication Services	7,720,366	—	—		7,720,366
Utilities	31,431,033	—	—		31,431,033

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Corporate Bonds
Financials	$—	$19,008	$—		$19,008
Futures	387,764	—	—		387,764
Rights
Energy	14,704	—	—		14,704
Health Care	45,975	—	—		45,975
Warrants
Energy	—	—	—	(a)	—

Total Assets	$1,043,240,999	$82,953	$3,300		$1,043,327,252

Total Liabilities	$—	$—	$—		$—

Total	$1,043,240,999	$82,953	$3,300		$1,043,327,252

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	387,764	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$387,764

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1079

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,249,581	—	—	2,249,581
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,249,581	$—	$—	$2,249,581

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	246,380	—	—	246,380
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$246,380	$—	$—	$246,380

^ This Portfolio held futures as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,278,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$387,764	(c)	$—	$—	$387,764

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$139,810,926
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$237,505,035

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$498,605,647
Aggregate gross unrealized depreciation	(29,978,781)

Net unrealized appreciation	$468,626,866

Federal income tax cost of investments	$574,312,622

See Notes to Financial Statements.

1080

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

ASSETS
Investments at value (Cost $570,005,964)	$1,042,939,488
Cash	10,689,119
Dividends, interest and other receivables	1,232,811
Receivable from Separate Accounts for Trust shares sold	365,587
Due from broker for futures variation margin	40,801
Receivable for securities sold	10,956
Other assets	3,823

Total assets	1,055,282,585

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,034,003
Investment management fees payable	219,322
Distribution fees payable - Class IB	191,849
Administrative fees payable	99,023
Distribution fees payable - Class IA	17,795
Accrued expenses	54,102

Total liabilities	1,616,094

NET ASSETS	$1,053,666,491

Net assets were comprised of:
Paid in capital	$580,604,423
Accumulated undistributed net investment income (loss)	692,758
Accumulated undistributed net realized gain (loss) on investments and futures	(951,978)
Net unrealized appreciation (depreciation) on investments and futures	473,321,288

Net assets	$1,053,666,491

Class IA
Net asset value, offering and redemption price per share, $85,096,000 / 6,935,337 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.27

Class IB
Net asset value, offering and redemption price per share, $922,000,782 / 75,102,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.28

Class K
Net asset value, offering and redemption price per share, $46,569,709 / 3,795,496 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $8,735 foreign withholding tax)	$12,872,724
Interest	10,104

Total income	12,882,828

EXPENSES
Investment management fees	2,445,262
Distribution fees - Class IB	2,082,369
Administrative fees	1,022,341
Distribution fees - Class IA	166,445
Printing and mailing expenses	98,266
Professional fees	58,785
Custodian fees	35,999
Trustees’ fees	25,794
Miscellaneous	24,384

Total expenses	5,959,645

NET INVESTMENT INCOME (LOSS)	6,923,183

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	76,265,880
Futures	2,249,581

Net realized gain (loss)	78,515,461

Change in unrealized appreciation (depreciation) on:
Investments	223,347,102
Futures	246,380

Net change in unrealized appreciation (depreciation)	223,593,482

NET REALIZED AND UNREALIZED GAIN (LOSS)	302,108,943

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$309,032,126

See Notes to Financial Statements.

1081

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,923,183	$10,387,163
Net realized gain (loss) on investments, futures and foreign currency transactions	78,515,461	54,961,848
Net change in unrealized appreciation (depreciation) on investments and futures	223,593,482	55,331,378

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	309,032,126	120,680,389

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(588,438)	(703,912)
Class IB	(6,342,584)	(9,417,531)
Class K	(429,639)	(1,333,117)

	(7,360,661)	(11,454,560)

Distributions from net realized capital gains
Class IA	(6,119,851)	(3,240,497)
Class IB	(66,404,767)	(43,369,542)
Class K	(3,397,394)	(5,143,795)

	(75,922,012)	(51,753,834)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(83,282,673)	(63,208,394)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,391,928 and 1,266,447 shares, respectively ]	28,061,160	12,539,309
Capital shares issued in reinvestment of dividends and distributions [ 561,208 and 406,820 shares, respectively ]	6,708,289	3,944,409
Capital shares repurchased [ (1,540,519) and (2,357,812) shares, respectively ]	(17,714,146)	(23,254,213)

Total Class IA transactions	17,055,303	(6,770,495)

Class IB
Capital shares sold [ 8,023,749 and 7,015,076 shares, respectively ]	91,491,866	69,422,349
Capital shares issued in reinvestment of dividends and distributions [ 6,083,638 and 5,441,842 shares, respectively ]	72,747,350	52,787,073
Capital shares repurchased [ (12,931,917) and (12,038,297) shares, respectively ]	(150,372,112)	(118,708,407)

Total Class IB transactions	13,867,104	3,501,015

Class K
Capital shares sold [ 870,688 and 997,645 shares, respectively ]	9,980,655	9,685,589
Capital shares issued in reinvestment of dividends and distributions [ 320,367 and 668,084 shares, respectively ]	3,827,034	6,476,912
Capital shares repurchased [ (6,196,596) and (1,612,554) shares, respectively ]	(74,113,608)	(15,736,800)

Total Class K transactions	(60,305,919)	425,701

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(29,383,512)	(2,843,779)

TOTAL INCREASE (DECREASE) IN NET ASSETS	196,365,941	54,628,216
NET ASSETS:
Beginning of year	857,300,550	802,672,334

End of year (a)	$1,053,666,491	$857,300,550

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$692,758	$617,854

See Notes to Financial Statements.

1082

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO (kk)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.71	$9.07	$10.52	$8.43	$6.77

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.12 (e)	0.09 (e)	0.11 (e)	0.07	(e)
Net realized and unrealized gain (loss) on investments and futures	3.53	1.28	(0.52)	2.10	1.71

Total from investment operations	3.61	1.40	(0.43)	2.21	1.78

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.10)	(0.12)	(0.11)
Distributions from net realized gains	(0.95)	(0.63)	(0.92)	—	—
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(1.05)	(0.76)	(1.02)	(0.12)	(0.12)

Net asset value, end of year	$12.27	$9.71	$9.07	$10.52	$8.43

Total return	37.45%	15.55%	(3.79)%	26.18%	26.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$85,096	$53,627	$56,302	$146,261	$146,628
Ratio of expenses to average net assets	0.63%	0.63%	0.37%	0.37%	0.39%
Ratio of net investment income (loss) to average net assets	0.71%	1.20%	0.84%	1.22%	1.07%
Portfolio turnover rate	15%	16%	18%	18%	38%

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.72	$9.07	$10.52	$8.43	$6.77

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.12 (e)	0.06 (e)	0.09 (e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and futures	3.53	1.29	(0.52)	2.09	1.70

Total from investment operations	3.61	1.41	(0.46)	2.18	1.76

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.07)	(0.09)	(0.09)
Distributions from net realized gains	(0.95)	(0.63)	(0.92)	—	—
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(1.05)	(0.76)	(0.99)	(0.09)	(0.10)

Net asset value, end of year	$12.28	$9.72	$9.07	$10.52	$8.43

Total return	37.42%	15.66%	(4.04)%	25.87%	26.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$922,001	$718,214	$667,025	$762,265	$648,557
Ratio of expenses to average net assets	0.63%	0.63%	0.62%	0.62%	0.64	%(c)
Ratio of net investment income (loss) to average net assets	0.69%	1.22%	0.61%	1.01%	0.90%
Portfolio turnover rate	15%	16%	18%	18%	38%

See Notes to Financial Statements.

1083

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO (kk)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.71	$9.07	$9.14

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.15 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	3.54	1.28	0.91

Total from investment operations	3.64	1.43	0.95

Less distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.10)
Distributions from net realized gains	(0.95)	(0.63)	(0.92)

Total dividends and distributions	(1.08)	(0.79)	(1.02)

Net asset value, end of period	$12.27	$9.71	$9.07

Total return (b)	37.80%	15.84%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,570	$85,459	$79,345
Ratio of expenses to average net assets (a)	0.38%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	0.88%	1.47%	1.05%
Portfolio turnover rate	15%	16%	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this portfolio.

See Notes to Financial Statements.

1084

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	37.91%	21.87%	6.64%
Portfolio – Class IB Shares*	37.93	21.67	6.49
Portfolio – Class K Shares***	38.27	N/A	26.54
Russell 1000® Growth Index	33.48	20.39	7.83

*    Date of inception 8/1/88.

**   Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 12/1/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 37.91% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 33.48% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Overall, stock selection benefited relative performance, while sector weighting was also positive.

•	Consumer Discretionary was the top relative outperformer, mainly driven by stock selection and aided by favorable overweighting.

•	Stock selection led to strong outperformance of the Information Technology and Health Care sectors.

•	Underweighting led to outperformance of the Consumer Staples sector.

What hurt performance during the year:

•	Stock selection and detrimental overweighting adversely affected relative performance of the Telecommunication Services sector.

•	Industrials and Business Services relatively detracted largely due to stock selection.

Portfolio Positioning and Outlook

Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We see a continuation of this trend into 2014, although on a more moderate scale. We are generally optimistic about the environment for equities for several reasons. First, global economic growth may pick up, with Europe appearing to be on track to follow the U.S. trajectory. Second, to us stock valuations remain attractive overall despite last year’s strong performance. Third, inflation remains under control. As long as interest rates do not rise too precipitously in the coming months, we believe large-cap growth stocks can perform well. While a moderate correction in equities is always a possibility, we do not anticipate a significant sell-off, and we believe we are well-positioned to participate in the ongoing bull market.

Sector Weightings as of December 31, 2013	% of Net Assets
Consumer Discretionary	27.5%
Information Technology	26.0
Industrials	12.3
Health Care	11.6
Financials	5.5
Energy	4.7
Consumer Staples	4.1
Materials	3.4
Telecommunication Services	3.2
Cash and Other	1.7

100.0%

1085

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,243.68	$6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,243.98	6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,245.37	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1086

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (27.5%)
Automobiles (0.8%)
Harley-Davidson, Inc.	39,177	$2,712,616
Tesla Motors, Inc.*	16,267	2,446,231

		5,158,847

Hotels, Restaurants & Leisure (6.6%)
Carnival plc	68,025	2,817,276
Chipotle Mexican Grill, Inc.*	13,789	7,346,503
Las Vegas Sands Corp.	96,965	7,647,630
Marriott International, Inc., Class A	40,081	1,978,398
MGM Resorts International*	147,116	3,460,168
Starbucks Corp.	139,032	10,898,719
Starwood Hotels & Resorts Worldwide, Inc.	55,864	4,438,395
Wynn Macau Ltd.	624,800	2,832,199

		41,419,288

Household Durables (0.8%)
D.R. Horton, Inc.*	103,223	2,303,938
Lennar Corp., Class A	58,847	2,327,987

		4,631,925

Internet & Catalog Retail (10.1%)
Amazon.com, Inc.*	83,102	33,140,246
Ctrip.com International Ltd. (ADR)*	51,295	2,545,258
Netflix, Inc.*	16,630	6,122,667
priceline.com, Inc.*	16,164	18,789,034
TripAdvisor, Inc.*	35,539	2,943,695

		63,540,900

Media (2.0%)
Charter Communications, Inc., Class A*	13,188	1,803,591
Discovery Communications, Inc., Class C*	35,754	2,998,331
Twenty-First Century Fox, Inc., Class A	107,569	3,784,277
Walt Disney Co.	52,628	4,020,779

		12,606,978

Multiline Retail (0.3%)
Dollar Tree, Inc.*	28,751	1,622,131

Specialty Retail (5.4%)
AutoZone, Inc.*	10,914	5,216,237
CarMax, Inc.*	78,168	3,675,459
Home Depot, Inc.	143,353	11,803,686
Lowe’s Cos., Inc.	113,896	5,643,547
Ross Stores, Inc.	39,463	2,956,963
Tractor Supply Co.	58,358	4,527,414

		33,823,306

Textiles, Apparel & Luxury Goods (1.5%)
Lululemon Athletica, Inc.*	6,753	398,630
NIKE, Inc., Class B	44,100	3,468,024
Prada S.p.A.	205,600	1,829,488
Under Armour, Inc., Class A*	43,623	3,808,288

		9,504,430

Total Consumer Discretionary		172,307,805

Consumer Staples (4.1%)
Beverages (0.7%)
Monster Beverage Corp.*	28,536	$1,933,885
PepsiCo, Inc.	33,732	2,797,732

		4,731,617

Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	35,510	4,226,045
CVS Caremark Corp.	90,396	6,469,642
Whole Foods Market, Inc.	93,680	5,417,514

		16,113,201

Food Products (0.5%)
Green Mountain Coffee Roasters, Inc.*	18,494	1,397,776
Nestle S.A. (Registered)	27,004	1,976,752

		3,374,528

Household Products (0.3%)
Procter & Gamble Co.	21,359	1,738,836

Total Consumer Staples		25,958,182

Energy (4.7%)
Energy Equipment & Services (0.9%)
FMC Technologies, Inc.*	45,483	2,374,667
Schlumberger Ltd.	34,945	3,148,894

		5,523,561

Oil, Gas & Consumable Fuels (3.8%)
Antero Resources Corp.*	7,300	463,112
Cabot Oil & Gas Corp.	104,016	4,031,660
Concho Resources, Inc.*	25,136	2,714,688
EOG Resources, Inc.	16,494	2,768,353
EQT Corp.	30,620	2,749,064
Pioneer Natural Resources Co.	35,502	6,534,853
Range Resources Corp.	58,361	4,920,416

		24,182,146

Total Energy		29,705,707

Financials (5.5%)
Capital Markets (2.2%)
Affiliated Managers Group, Inc.*	11,317	2,454,431
BlackRock, Inc.	10,400	3,291,288
Franklin Resources, Inc.	38,484	2,221,681
Invesco Ltd.	88,697	3,228,571
TD Ameritrade Holding Corp.	89,818	2,752,023

		13,947,994

Consumer Finance (1.1%)
American Express Co.	74,601	6,768,549

Diversified Financial Services (0.4%)
IntercontinentalExchange Group, Inc.	10,561	2,375,380

Real Estate Investment Trusts (REITs) (1.8%)
American Tower Corp. (REIT)	145,557	11,618,360

Total Financials		34,710,283

See Notes to Financial Statements.

1087

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Health Care (11.6%)
Biotechnology (7.6%)
Alexion Pharmaceuticals, Inc.*	27,824	$3,702,262
Biogen Idec, Inc.*	39,674	11,098,802
Celgene Corp.*	40,790	6,891,878
Gilead Sciences, Inc.*	230,260	17,304,039
Incyte Corp.*	44,100	2,232,783
Pharmacyclics, Inc.*	19,621	2,075,509
Regeneron Pharmaceuticals, Inc.*	10,503	2,890,846
Vertex Pharmaceuticals, Inc.*	25,797	1,916,717

		48,112,836

Health Care Equipment & Supplies (0.7%)
IDEXX Laboratories, Inc.*	27,521	2,927,409
Stryker Corp.	21,887	1,644,589

		4,571,998

Health Care Providers & Services (2.1%)
McKesson Corp.	65,632	10,593,005
UnitedHealth Group, Inc.	32,692	2,461,707

		13,054,712

Pharmaceuticals (1.2%)
Novo Nordisk A/S, Class B	9,010	1,651,550
Valeant Pharmaceuticals International, Inc.*	48,255	5,665,137

		7,316,687

Total Health Care		73,056,233

Industrials (12.3%)
Aerospace & Defense (3.7%)
Boeing Co.	71,696	9,785,787
Precision Castparts Corp.	50,762	13,670,207

		23,455,994

Air Freight & Logistics (0.7%)
United Parcel Service, Inc., Class B	43,387	4,559,106

Airlines (0.8%)
Delta Air Lines, Inc.	81,063	2,226,801
United Continental Holdings, Inc.*	70,697	2,674,467

		4,901,268

Electrical Equipment (1.0%)
Roper Industries, Inc.	44,506	6,172,092

Industrial Conglomerates (2.2%)
Danaher Corp.	179,832	13,883,030

Machinery (0.7%)
Flowserve Corp.	26,500	2,088,995
Wabtec Corp.	26,600	1,975,582

		4,064,577

Road & Rail (2.0%)
J.B. Hunt Transport Services, Inc.	24,076	1,861,075
Kansas City Southern	58,818	7,283,433
Union Pacific Corp.	18,228	3,062,304

		12,206,812

Trading Companies & Distributors (1.2%)
Fastenal Co.	132,483	$6,294,267
W.W. Grainger, Inc.	5,912	1,510,043

		7,804,310

Total Industrials		77,047,189

Information Technology (26.0%)
Communications Equipment (1.5%)
Juniper Networks, Inc.*	76,294	1,721,956
QUALCOMM, Inc.	107,316	7,968,213

		9,690,169

Computers & Peripherals (2.9%)
Apple, Inc.	32,082	18,001,531

Internet Software & Services (11.2%)
Akamai Technologies, Inc.*	39,189	1,848,937
Baidu, Inc. (ADR)*	42,236	7,512,939
eBay, Inc.*	138,973	7,628,228
Facebook, Inc., Class A*	63,200	3,454,512
Google, Inc., Class A*	34,400	38,552,424
LinkedIn Corp., Class A*	19,753	4,283,043
NAVER Corp.*	5,500	3,773,156
Tencent Holdings Ltd.	34,500	2,200,547
Twitter, Inc.*	12,800	814,720

		70,068,506

IT Services (7.5%)
Alliance Data Systems Corp.*	9,911	2,605,899
Cognizant Technology Solutions Corp., Class A*	53,807	5,433,431
Fiserv, Inc.*	42,006	2,480,454
MasterCard, Inc., Class A	22,659	18,930,688
Visa, Inc., Class A	79,327	17,664,537

		47,115,009

Software (2.9%)
Concur Technologies, Inc.*	17,400	1,795,332
NetSuite, Inc.*	18,089	1,863,529
Red Hat, Inc.*	47,831	2,680,449
Salesforce.com, Inc.*	127,679	7,046,604
ServiceNow, Inc.*	53,347	2,987,966
Workday, Inc., Class A*	24,001	1,995,923

		18,369,803

Total Information Technology		163,245,018

Materials (3.4%)
Chemicals (3.1%)
Ecolab, Inc.	62,080	6,473,082
FMC Corp.	30,043	2,267,045
Praxair, Inc.	38,977	5,068,179
Sherwin-Williams Co.	32,175	5,904,112

		19,712,418

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	17,117	1,710,673

Total Materials		21,423,091

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares		Value (Note 1)

Telecommunication Services (3.2%)
Wireless Telecommunication Services (3.2%)
Crown Castle International Corp.*	195,274		$14,338,970
SBA Communications Corp., Class A*	30,920		2,777,853
SoftBank Corp.	32,400		2,830,500

Total Telecommunication Services			19,947,323

Total Investments (98.3%) (Cost $339,392,196)		$617,400,831
Other Assets Less Liabilities (1.7%)		10,361,998

Net Assets (100%)		$627,762,829

*	Non-income producing.

Glossary:
ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$164,828,842	$7,478,963	$—	$172,307,805
Consumer Staples	23,981,430	1,976,752	—	25,958,182
Energy	29,705,707	—	—	29,705,707
Financials	34,710,283	—	—	34,710,283
Health Care	71,404,683	1,651,550	—	73,056,233
Industrials	77,047,189	—	—	77,047,189
Information Technology	157,271,315	5,973,703	—	163,245,018
Materials	21,423,091	—	—	21,423,091
Telecommunication Services	17,116,823	2,830,500	—	19,947,323

Total Assets	$597,489,363	$19,911,468	$—	$617,400,831

Total Liabilities	$—	$—	$—	$—

Total	$597,489,363	$19,911,468	$—	$617,400,831

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$298,729,680
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$346,626,732

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$278,420,514
Aggregate gross unrealized depreciation	(979,314)

Net unrealized appreciation	$277,441,200

Federal income tax cost of investments	$339,959,631

For the year ended December 31, 2013, the Portfolio incurred approximately $4,276 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $76,438,908, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $69,773,646 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $7,033,009 for Short Term during 2013.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $339,392,196)	$617,400,831
Cash	10,049,057
Receivable from Separate Accounts for Trust shares sold	901,398
Receivable for securities sold	380,734
Dividends, interest and other receivables	207,498
Other assets	4,161

Total assets	628,943,679

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	600,280
Investment management fees payable	368,766
Distribution fees payable - Class IB	101,428
Administrative fees payable	62,625
Distribution fees payable - Class IA	9,584
Accrued expenses	38,167

Total liabilities	1,180,850

NET ASSETS	$627,762,829

Net assets were comprised of:
Paid in capital	$426,901,562
Accumulated undistributed net investment income (loss)	(2,832)
Accumulated undistributed net realized gain
(loss) on investments and foreign currency transactions	(77,146,221)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	278,010,320

Net assets	$627,762,829

Class IA
Net asset value, offering and redemption price per share, $47,267,700 / 1,413,786 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.43

Class IB
Net asset value, offering and redemption price per share, $490,760,974 / 14,832,123 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.09

Class K
Net asset value, offering and redemption price per share, $89,734,155 / 2,670,468 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of $60,769 foreign withholding tax)	$5,518,030
Interest	7,289

Total income	5,525,319

EXPENSES
Investment management fees	5,761,875
Distribution fees - Class IB	1,646,554
Administrative fees	809,695
Distribution fees - Class IA	83,232
Printing and mailing expenses	69,916
Custodian fees	60,001
Professional fees	50,720
Trustees’ fees	23,611
Miscellaneous	23,511

Gross expenses	8,529,115
Less: Waiver from investment manager	(260,429)

Net expenses	8,268,686

NET INVESTMENT INCOME (LOSS)	(2,743,367)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	234,498,203
Foreign currency transactions	(14,935)

Net realized gain (loss)	234,483,268

Change in unrealized appreciation (depreciation) on:
Investments	(16,394,760)
Foreign currency translations	1,685

Net change in unrealized appreciation (depreciation)	(16,393,075)

NET REALIZED AND UNREALIZED GAIN (LOSS)	218,090,193

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$215,346,826

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,743,367)	$(1,448,594)
Net realized gain (loss) on investments and foreign currency transactions	234,483,268	(1,129,107)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(16,393,075)	142,006,886

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	215,346,826	139,429,185

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 632,508 and 539,008 shares, respectively ]	18,002,781	12,677,849
Capital shares repurchased [ (195,197) and (141,392) shares, respectively ]	(5,470,969)	(3,330,674)

Total Class IA transactions	12,531,812	9,347,175

Class IB
Capital shares sold [ 2,616,426 and 7,656,802 shares, respectively ]	70,293,788	177,853,895
Capital shares repurchased [ (4,790,170) and (5,543,971) shares, respectively ]	(127,096,534)	(128,499,450)
Capital shares repurchased in-kind (Note 9)[ (18,485,438) and 0 shares, respectively ]	(483,111,955)	—

Total Class IB transactions	(539,914,701)	49,354,445

Class K
Capital shares sold [ 716,188 and 1,185,771 shares, respectively ]	19,545,042	27,892,606
Capital shares repurchased [ (630,020) and (517,595) shares, respectively ]	(17,624,094)	(12,225,613)
Capital shares repurchased in-kind (Note 9)[ (9) and 0 shares, respectively ]	(241)	—

Total Class K transactions	1,920,707	15,666,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(525,462,182)	74,368,613

TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,115,356)	213,797,798
NET ASSETS:
Beginning of year	937,878,185	724,080,387

End of year (a)	$627,762,829	$937,878,185

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,832)	$50,574

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012		2011		2010		2009
Net asset value, beginning of year	$24.24		$20.38		$20.73		$17.78		$12.45

Income (loss) from investment operations:
Net investment income (loss)	(0.12	)(e)	(0.03	)(e)	(0.04	)(e)	(0.03	)(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.31		3.89		(0.31)		2.99		5.33

Total from investment operations	9.19		3.86		(0.35)		2.96		5.34

Less distributions:
Dividends from net investment income	—		—		—		(0.01)		(0.01)

Net asset value, end of year	$33.43		$24.24		$20.38		$20.73		$17.78

Total return	37.91%		18.94%		(1.69)%		16.65%		42.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,268		$23,668		$11,796		$45,882		$34,587
Ratio of expenses to average net assets:
After waivers	1.10%		1.14%		0.90%		0.91%		0.94%
Before waivers	1.14%		1.15%		0.90%		0.91%		0.96%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.41)%		(0.13)%		(0.18)%		(0.15)%		0.04%
Before waivers .	(0.45)%		(0.14)%		(0.18)%		(0.15)%		0.02%
Portfolio turnover rate	40%		29%		32%		41%		52%

	Year Ended December 31,
Class IB	2013		2012		2011		2010		2009
Net asset value, beginning of year	$23.99		$20.17		$20.57		$17.67		$12.41

Income (loss) from investment operations:
Net investment income (loss)	(0.10	)(e)	(0.04	)(e)	(0.09	)(e)	(0.07	)(e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.20		3.86		(0.31)		2.97		5.29

Total from investment operations	9.10		3.82		(0.40)		2.90		5.26

Net asset value, end of year	$33.09		$23.99		$20.17		$20.57		$17.67

Total return	37.93%		18.94%		(1.94)%		16.41%		42.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$490,761		$851,412		$673,234		$689,166		$555,545
Ratio of expenses to average net assets:
After waivers	1.10%		1.14%		1.15	%(c)	1.16%		1.19%
Before waivers	1.14%		1.15%		1.15	%(c)	1.16%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.38)%		(0.18)%		(0.41)%		(0.40)%		(0.21)%
Before waivers	(0.41)%		(0.19)%		(0.41)%		(0.40)%		(0.23)%
Portfolio turnover rate	40%		29%		32%		41%		52%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				December 1, 2011* to December 31, 2011
Class K	2013		2012
Net asset value, beginning of period	$24.30		$20.38		$20.57

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	0.02	(e)†	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.34		3.90		(0.20)

Total from investment operations	9.30		3.92		(0.19)

Net asset value, end of period	$33.60		$24.30		$20.38

Total return (b)	38.27%		19.23%		(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$89,734		$62,799		$39,050
Ratio of expenses to average net assets:
After waivers (a)	0.85%		0.89%		0.96%
Before waivers (a)	0.89%		0.90%		0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.16)%		0.09%		0.32%
Before waivers (a)	(0.19)%		0.08%		0.32%
Portfolio turnover rate	40%		29%		32%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	26.84%	14.47%	3.55%
Portfolio – Class IB Shares*	26.95	14.31	3.37
Portfolio – Class K Shares**	27.30	N/A	20.00
MSCI World (Net) Index	26.68	15.02	5.03
VMI – Global Blend	27.56	13.84	7.32
VMI – Global Proxy Blend	28.10	13.65	7.54
40% DJ EuroSTOXX 50 25% FTSE 100 25% TOPIX 10% S&P/ASX 200	23.45	11.29	3.02
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.84% for the year ended December 31, 2013. The Portfolio’s benchmarks, the MSCI World (Net) Index returned 26.68%, the 40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/ 10% S&P/ASX 200 returned 23.45%, the VMI — Global Blend returned 27.56% and the VMI — Global Proxy Blend returned 28.10% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection was largely responsible for outperformance during the year.

•

Financials benefited from stock picking in Europe. U.K. lender Lloyds Banking Group was a leading performer as five years after its government bailout, the company’s intensive restructuring efforts began to bear fruit. Lloyds reported a return to profitability and resumption of dividend payments during the period.

•

Health Care was an overweighting that bolstered relative performance, led by U.S. biotechnology firm Gilead Sciences. Shares more than doubled in value as successful research and development innovation helped Gilead consolidate its leadership in key anti-viral markets.

•

Below-benchmark allocations in the Materials and Consumer Staples sectors also contributed to relative performance. In Consumer Staples, U.S. pharmaceuticals retailer and health benefits provider CVS Caremark contributed after beating earnings estimates and raising its full-year profit guidance.

•

The Portfolio’s overweighting and stock selection in Telecommunication Services also aided relative performance, led by the U.K.’s Vodafone Group. Vodafone’s share price surged after it sold its stake in U.S. wireless operator Verizon.

What hurt performance during the year:

•

Stock selection in Consumer Discretionary dampened relative performance despite significant gains. Automobiles stocks materially detracted, pressured by Japanese carmaker Nissan Motor, which issued a profit warning.

•

The Portfolio’s Information Technology stocks also trailed benchmark sector returns, pressured by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics. Samsung’s share price retreated amid currency headwinds and handset margin sustainability concerns.

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

Although considerable risks and imbalances remained, conditions for continued growth and recovery appeared favorable to us, with muted inflation fostering continued policy support and moderately improving economic growth enabling ongoing fiscal repair. Investor sentiment improved markedly and for the first time in six years, investors began to move into equities. Admittedly, stocks have rallied for a while, but it is not unusual for sustained recoveries to follow extreme contractions. Although many significant valuation anomalies created by the global financial crisis have disappeared, stocks overall did not appear too richly valued to us, particularly in Europe and certain emerging markets where economic and

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corporate profit cycles remained depressed. We believe this more neutral valuation environment favors discerning investors capable of uncovering individual values at the bottom-up level.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	16.6%
Health Care	12.4
Consumer Discretionary	9.4
Information Technology	8.9
Industrials	8.5
Energy	8.2
Consumer Staples	5.1
Telecommunication Services	4.3
Materials	4.2
Utilities	0.9
Cash and Other	21.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,174.72	$6.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class IB
Actual	1,000.00	1,175.74	6.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class K
Actual	1,000.00	1,176.47	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.62

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.16%, 1.16% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.4%)
Auto Components (1.1%)
Aisin Seiki Co., Ltd.	1,700	$68,930
BorgWarner, Inc.	1,902	106,341
Bridgestone Corp.	5,600	211,642
Cie Generale des Etablissements Michelin	44,068	4,683,231
Continental AG	944	207,007
Delphi Automotive plc	2,351	141,366
Denso Corp.	4,200	221,346
GKN plc	14,268	88,200
Goodyear Tire & Rubber Co.	2,105	50,204
Hyundai Mobis*	10,768	2,994,654
Johnson Controls, Inc.	5,768	295,898
Koito Manufacturing Co., Ltd.	1,000	19,058
NGK Spark Plug Co., Ltd.	2,000	47,289
NHK Spring Co., Ltd.	1,400	15,767
NOK Corp.	900	14,699
Nokian Renkaat Oyj	958	45,956
Pirelli & C. S.p.A.	2,049	35,461
Stanley Electric Co., Ltd.	1,100	25,152
Sumitomo Rubber Industries Ltd.	1,400	19,861
Toyoda Gosei Co., Ltd.	600	13,942
Toyota Boshoku Corp.	700	8,728
Toyota Industries Corp.	1,400	63,080
Valeo S.A.	635	70,261
Yokohama Rubber Co., Ltd.	2,000	19,618

		9,467,691

Automobiles (2.0%)
Bayerische Motoren Werke (BMW) AG	2,814	329,905
Bayerische Motoren Werke (BMW) AG (Preference)	448	38,267
Daihatsu Motor Co., Ltd.	1,700	28,767
Daimler AG (Registered)	8,206	710,078
Fiat S.p.A.*	7,802	63,809
Ford Motor Co.	33,210	512,430
Fuji Heavy Industries Ltd.	5,000	143,149
General Motors Co.*	9,601	392,393
Harley-Davidson, Inc.	1,857	128,579
Honda Motor Co., Ltd.	13,800	567,411
Isuzu Motors Ltd.	10,000	62,102
Mazda Motor Corp.*	23,100	119,328
Mitsubishi Motors Corp.*	3,400	36,450
Nissan Motor Co., Ltd.	662,320	5,559,689
Porsche Automobil Holding SE (Preference)	1,322	137,601
Renault S.A.	1,660	133,480
Suzuki Motor Corp.	3,100	83,248
Toyota Motor Corp.	130,830	7,975,772
Volkswagen AG	254	68,802
Volkswagen AG (Preference)	1,230	345,444
Yamaha Motor Co., Ltd.	2,400	35,940

		17,472,644

Distributors (0.0%)
Genuine Parts Co.	1,305	108,563
Jardine Cycle & Carriage Ltd.	1,000	28,488

		137,051

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	600	$24,072
H&R Block, Inc.	2,330	67,663

		91,735

Hotels, Restaurants & Leisure (0.4%)
Accor S.A.	1,386	65,401
Carnival Corp.	3,670	147,424
Carnival plc	1,569	64,981
Chipotle Mexican Grill, Inc.*	260	138,523
Compass Group plc	15,287	245,044
Crown Resorts Ltd.	3,470	52,207
Darden Restaurants, Inc.	1,105	60,079
Echo Entertainment Group Ltd.	6,438	14,141
Flight Centre Travel Group Ltd.	462	19,615
Galaxy Entertainment Group Ltd.*	18,000	161,446
Genting Singapore plc	52,942	62,719
InterContinental Hotels Group plc	2,183	72,769
International Game Technology	2,079	37,755
Marriott International, Inc., Class A	1,893	93,439
McDonald’s Corp.	8,387	813,791
McDonald’s Holdings Co. Japan Ltd.	573	14,620
MGM China Holdings Ltd.	8,400	35,856
Oriental Land Co., Ltd.	400	57,620
Sands China Ltd.	20,796	169,896
Shangri-La Asia Ltd.	13,000	25,349
SJM Holdings Ltd.	17,000	57,001
Sodexo S.A.	816	82,666
Starbucks Corp.	6,362	498,717
Starwood Hotels & Resorts Worldwide, Inc.	1,614	128,232
Tabcorp Holdings Ltd.	6,400	20,744
Tatts Group Ltd.	11,657	32,266
TUI Travel plc	3,893	26,631
Whitbread plc	1,541	95,719
William Hill plc	7,368	49,036
Wyndham Worldwide Corp.	1,098	80,912
Wynn Macau Ltd.	13,600	61,648
Wynn Resorts Ltd.	681	132,257
Yum! Brands, Inc.	3,753	283,764

		3,902,268

Household Durables (0.1%)
Casio Computer Co., Ltd.	1,800	21,998
D.R. Horton, Inc.*	2,425	54,126
Electrolux AB	2,072	54,282
Garmin Ltd.	1,036	47,884
Harman International Industries, Inc.	576	47,146
Husqvarna AB, Class B	3,493	21,028
Iida Group Holdings Co., Ltd.*	1,100	21,956
Leggett & Platt, Inc.	1,213	37,530
Lennar Corp., Class A	1,404	55,542
Mohawk Industries, Inc.*	514	76,535
Newell Rubbermaid, Inc.	2,412	78,173
Panasonic Corp.	18,600	216,185
Persimmon plc*	2,587	53,078
PulteGroup, Inc.	2,904	59,154

See Notes to Financial Statements.

1097

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Rinnai Corp.	300	$23,331
Sekisui Chemical Co., Ltd.	4,000	48,998
Sekisui House Ltd.	5,000	69,794
Sharp Corp.*	12,000	38,059
Sony Corp.	8,700	150,852
Whirlpool Corp.	661	103,684

		1,279,335

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	3,127	1,247,016
Expedia, Inc.	868	60,465
Netflix, Inc.*	498	183,349
priceline.com, Inc.*	433	503,319
Rakuten, Inc.	6,300	93,564
TripAdvisor, Inc.*	934	77,363

		2,165,076

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	970	53,360
Mattel, Inc.	2,849	135,555
Namco Bandai Holdings, Inc.	1,600	35,461
Nikon Corp.	3,000	57,231
Sankyo Co., Ltd.	400	18,422
Sega Sammy Holdings, Inc.	1,600	40,672
Shimano, Inc.	700	60,023
Yamaha Corp.	1,400	22,188

		422,912

Media (3.0%)
Axel Springer SE	343	22,036
British Sky Broadcasting Group plc	8,979	125,492
Cablevision Systems Corp. - New York Group, Class A	1,802	32,310
CBS Corp. (Non-Voting), Class B	4,696	299,323
Comcast Corp. (NASDAQ), Class A	102,430	5,109,208
Comcast Corp., Class A	21,966	1,141,463
Dentsu, Inc.	1,861	75,988
DIRECTV*	4,119	284,582
Discovery Communications, Inc., Class A*	1,902	171,979
Eutelsat Communications S.A.	1,148	35,795
Gannett Co., Inc.	1,914	56,616
Graham Holdings Co., Class B*	38	25,206
Hakuhodo DY Holdings, Inc.	2,000	15,478
Interpublic Group of Cos., Inc.	3,507	62,074
ITV plc	32,020	102,866
J.C. Decaux S.A.	526	21,687
Kabel Deutschland Holding AG	195	25,276
Lagardere S.C.A.	1,023	38,026
News Corp., Class A*	130,159	2,345,465
Omnicom Group, Inc.	2,178	161,978
Pearson plc	7,065	156,887
ProSiebenSat.1 Media AG (Registered)	1,565	77,507
Publicis Groupe S.A.	1,537	140,632
REA Group Ltd.	424	14,296
Reed Elsevier N.V.	5,954	126,140
Reed Elsevier plc	10,058	149,733
RTL Gorup S.A.	323	41,738

Scripps Networks Interactive, Inc., Class A	922	$79,670
SES S.A. (FDR)	2,576	83,386
Singapore Press Holdings Ltd.	14,000	45,707
Sky Deutschland AG*	3,646	40,126
Telenet Group Holding N.V.	407	24,286
Time Warner Cable, Inc.	35,820	4,853,610
Time Warner, Inc.	42,436	2,958,638
Toho Co., Ltd.	1,000	21,964
Twenty-First Century Fox, Inc., Class A	126,460	4,448,863
Viacom, Inc., Class B	3,430	299,576
Walt Disney Co.	40,185	3,070,134
Wolters Kluwer N.V.	2,622	74,829
WPP plc	11,340	259,143

		27,119,713

Multiline Retail (0.7%)
Dollar General Corp.*	2,483	149,775
Dollar Tree, Inc.*	1,753	98,904
Don Quijote Holdings Co., Ltd.	500	30,244
Family Dollar Stores, Inc.	812	52,756
Harvey Norman Holdings Ltd.	5,254	14,824
Isetan Mitsukoshi Holdings Ltd.	3,100	44,008
J. Front Retailing Co., Ltd.	4,000	30,235
Kohl’s Corp.	1,710	97,043
Macy’s, Inc.	45,422	2,425,535
Marks & Spencer Group plc	13,873	99,381
Marui Group Co., Ltd.	1,900	19,269
Next plc	1,345	121,385
Nordstrom, Inc.	1,190	73,542
Takashimaya Co., Ltd.	2,000	19,884
Target Corp.	46,201	2,923,137

		6,199,922

Specialty Retail (1.5%)
ABC-Mart, Inc.	200	8,727
AutoNation, Inc.*	540	26,833
AutoZone, Inc.*	287	137,169
Bed Bath & Beyond, Inc.*	1,809	145,263
Best Buy Co., Inc.	2,305	91,923
CarMax, Inc.*	1,872	88,021
Fast Retailing Co., Ltd.	400	164,847
Foot Locker, Inc.	57,240	2,372,026
GameStop Corp., Class A	988	48,669
Gap, Inc.	2,232	87,226
Hennes & Mauritz AB, Class B	8,068	371,548
Home Depot, Inc.	11,870	977,376
Inditex S.A.	10,494	1,729,504
Kingfisher plc	884,514	5,634,743
L Brands, Inc.	2,061	127,473
Lowe’s Cos., Inc.	8,815	436,783
Nitori Holdings Co., Ltd.	300	28,402
O’Reilly Automotive, Inc.*	900	115,839
PetSmart, Inc.	874	63,583
Ross Stores, Inc.	1,825	136,747
Sanrio Co., Ltd.	400	16,807
Shimamura Co., Ltd.	200	18,726
Staples, Inc.	5,552	88,221
Tiffany & Co.	934	86,656
TJX Cos., Inc.	5,994	381,998
Urban Outfitters, Inc.*	906	33,613

See Notes to Financial Statements.

1098

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

USS Co., Ltd.	1,900	$26,053
Yamada Denki Co., Ltd.	7,500	24,499

		13,469,275

Textiles, Apparel & Luxury Goods (0.3%)
Adidas AG	1,806	230,165
Asics Corp.	1,200	20,454
Burberry Group plc	3,790	95,145
Christian Dior S.A.	471	88,997
Cie Financiere Richemont S.A. (Registered), Class A	4,458	443,776
Coach, Inc.	2,348	131,793
Fossil Group, Inc.*	414	49,655
Hugo Boss AG	271	38,586
Kering	657	138,874
Li & Fung Ltd.	50,000	64,480
Luxottica Group S.p.A.	1,409	75,499
LVMH Moet Hennessy Louis Vuitton S.A.	2,168	395,482
Michael Kors Holdings Ltd.*	1,509	122,516
NIKE, Inc., Class B	6,290	494,646
PVH Corp.	679	92,358
Ralph Lauren Corp.	508	89,697
Swatch Group AG	266	175,783
Swatch Group AG (Registered)	373	41,981
VF Corp.	2,984	186,023
Yue Yuen Industrial Holdings Ltd.	6,500	21,710

		2,997,620

Total Consumer Discretionary		84,725,242

Consumer Staples (5.1%)
Beverages (1.1%)
Anheuser-Busch InBev N.V.	6,854	728,488
Asahi Group Holdings Ltd.	3,400	95,695
Beam, Inc.	1,380	93,923
Brown-Forman Corp., Class B	1,371	103,606
Carlsberg A/S, Class B	923	102,125
Coca-Cola Amatil Ltd.	4,928	52,935
Coca-Cola Co.	32,011	1,322,374
Coca-Cola Enterprises, Inc.	2,054	90,643
Coca-Cola HBC AG (ADR)	1,740	50,756
Coca-Cola West Co., Ltd.	600	12,688
Constellation Brands, Inc., Class A*	1,412	99,377
Diageo plc	21,430	709,740
Dr. Pepper Snapple Group, Inc.	1,691	82,385
Heineken Holding N.V.	872	55,164
Heineken N.V.	1,989	134,296
Kirin Holdings Co., Ltd.	7,000	100,570
Molson Coors Brewing Co., Class B	1,344	75,466
Monster Beverage Corp.*	1,144	77,529
PepsiCo, Inc.	12,927	1,072,165
Pernod-Ricard S.A.	1,830	208,477
Remy Cointreau S.A.	192	16,110
SABMiller plc	8,249	423,594
Suntory Beverage & Food Ltd.	125,900	4,010,963
Treasury Wine Estates Ltd.	5,506	23,697

		9,742,766

Food & Staples Retailing (2.4%)
Aeon Co., Ltd.	5,200	$70,364
Carrefour S.A.	5,175	205,105
Casino Guichard Perrachon S.A.	479	55,201
Colruyt S.A.	650	36,287
Costco Wholesale Corp.	3,683	438,314
CVS Caremark Corp.	116,491	8,337,261
Delhaize Group S.A.	891	52,952
Distribuidora Internacional de Alimentacion S.A.	5,131	45,882
FamilyMart Co., Ltd.	500	22,814
J Sainsbury plc	10,576	63,924
Jeronimo Martins SGPS S.A.	2,150	42,044
Koninklijke Ahold N.V.	8,676	155,759
Kroger Co.	4,386	173,379
Lawson, Inc.	600	44,839
Metcash Ltd.	7,502	21,167
Metro AG	1,120	54,236
Olam International Ltd.	14,000	17,029
Safeway, Inc.	2,081	67,778
Seven & I Holdings Co., Ltd.	6,300	250,062
Sysco Corp.	4,901	176,926
Tesco plc	757,213	4,192,438
Walgreen Co.	84,432	4,849,774
Wal-Mart Stores, Inc.	13,637	1,073,096
Wesfarmers Ltd.	8,587	337,669
Whole Foods Market, Inc.	3,145	181,875
WM Morrison Supermarkets plc	18,416	79,594
Woolworths Ltd.	10,601	320,412

		21,366,181

Food Products (0.7%)
Ajinomoto Co., Inc.	5,000	72,263
Archer-Daniels-Midland Co.	5,524	239,741
Aryzta AG*	754	57,815
Associated British Foods plc	3,077	124,581
Barry Callebaut AG (Registered)*	16	20,053
Calbee, Inc.	600	14,557
Campbell Soup Co.	1,515	65,569
ConAgra Foods, Inc.	3,555	119,803
Danone S.A.	4,876	350,958
General Mills, Inc.	5,346	266,819
Golden Agri-Resources Ltd.	65,244	28,177
Hershey Co.	1,261	122,607
Hormel Foods Corp.	1,147	51,810
J.M. Smucker Co.	893	92,533
Kellogg Co.	2,182	133,255
Kerry Group plc, Class A	1,268	88,091
Kikkoman Corp.	1,000	18,859
Kraft Foods Group, Inc.	5,039	271,703
Lindt & Spruengli AG	7	31,553
Lindt & Spruengli AG (Registered)	1	53,921
McCormick & Co., Inc. (Non-Voting)	1,101	75,881
Mead Johnson Nutrition Co.	1,713	143,481
MEIJI Holdings Co., Ltd.	569	36,525
Mondelez International, Inc., Class A	14,782	521,805
Nestle S.A. (Registered)	27,470	2,010,864
Nippon Meat Packers, Inc.	1,000	17,149

See Notes to Financial Statements.

1099

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Nisshin Seifun Group, Inc.	1,650	$17,031
Nissin Foods Holdings Co., Ltd.	500	21,081
Orkla ASA	6,678	52,100
Suedzucker AG	694	18,732
Tate & Lyle plc	4,041	54,136
Toyo Suisan Kaisha Ltd.	1,000	30,007
Tyson Foods, Inc., Class A	2,302	77,025
Unilever N.V. (CVA)	13,911	560,246
Unilever plc	10,961	450,504
Wilmar International Ltd.	17,000	46,071
Yakult Honsha Co., Ltd.	800	40,338
Yamazaki Baking Co., Ltd.	1,000	10,246

		6,407,890

Household Products (0.4%)
Clorox Co.	1,098	101,850
Colgate-Palmolive Co.	7,408	483,076
Henkel AG & Co. KGaA	1,120	116,545
Henkel AG & Co. KGaA (Preference)	1,538	178,385
Kimberly-Clark Corp.	3,217	336,048
Procter & Gamble Co.	22,912	1,865,266
Reckitt Benckiser Group plc	5,521	438,200
Svenska Cellulosa AB S.C.A., Class B	4,997	153,829
Unicharm Corp.	1,000	56,975

		3,730,174

Personal Products (0.1%)
Avon Products, Inc.	3,647	62,801
Beiersdorf AG	869	88,035
Estee Lauder Cos., Inc., Class A	2,158	162,541
Kao Corp.	4,400	138,297
L’Oreal S.A.	2,077	364,881
Shiseido Co., Ltd.	3,100	49,778

		866,333

Tobacco (0.4%)
Altria Group, Inc.	16,858	647,179
British American Tobacco plc	16,228	870,140
Imperial Tobacco Group plc	8,244	319,176
Japan Tobacco, Inc.	9,300	302,022
Lorillard, Inc.	3,110	157,615
Philip Morris International, Inc.	13,505	1,176,691
Reynolds American, Inc.	2,642	132,073
Swedish Match AB	1,771	56,914

		3,661,810

Total Consumer Staples		45,775,154

Energy (8.2%)
Energy Equipment & Services (2.5%)
Aker Solutions ASA	1,416	25,307
AMEC plc	2,636	47,492
Baker Hughes, Inc.	94,245	5,207,979
Cameron International Corp.*	2,004	119,298
CGG S.A.*	1,369	23,692
Diamond Offshore Drilling, Inc.	575	32,729
Ensco plc, Class A	1,987	113,617
FMC Technologies, Inc.*	1,987	103,741
Fugro N.V. (CVA)	37,968	2,262,454
Halliburton Co.	102,851	5,219,688
Helmerich & Payne, Inc.	904	76,008

Nabors Industries Ltd.	2,187	$37,157
National Oilwell Varco, Inc.	3,608	286,944
Noble Corp. plc	120,129	4,501,234
Petrofac Ltd.	2,240	45,402
Rowan Cos., plc, Class A*	1,046	36,987
Saipem S.p.A.	2,286	48,934
SBM Offshore N.V.*	136,904	2,787,415
Schlumberger Ltd.	11,101	1,000,311
Seadrill Ltd.	3,206	130,877
Subsea 7 S.A.	2,182	41,767
Technip S.A.	857	82,363
Tenaris S.A.	4,076	89,045
Transocean Ltd.	5,957	292,157
WorleyParsons Ltd.	1,776	26,324

		22,638,922

Oil, Gas & Consumable Fuels (5.7%)
Anadarko Petroleum Corp.	4,242	336,475
Apache Corp.	3,365	289,188
BG Group plc	29,057	624,317
BP plc	827,113	6,684,615
Cabot Oil & Gas Corp.	3,549	137,559
Caltex Australia Ltd.	1,163	20,821
Chesapeake Energy Corp.	4,259	115,589
Chevron Corp.	45,241	5,651,053
China Shenhua Energy Co., Ltd., Class H	221,000	696,833
ConocoPhillips Co.	10,326	729,532
CONSOL Energy, Inc.	1,931	73,455
Delek Group Ltd.	30	11,457
Denbury Resources, Inc.*	3,057	50,227
Devon Energy Corp.	3,233	200,026
Eni S.p.A.	176,303	4,242,025
EOG Resources, Inc.	2,307	387,207
EQT Corp.	1,270	114,021
Exxon Mobil Corp.	36,823	3,726,488
Galp Energia SGPS S.A., Class B	2,901	47,552
Hess Corp.	2,397	198,951
Idemitsu Kosan Co., Ltd.	800	18,179
INPEX Corp.	7,600	97,282
Japan Petroleum Exploration Co.	300	11,352
JX Holdings, Inc.	19,394	99,631
Kinder Morgan, Inc.	5,684	204,624
Lundin Petroleum AB*	1,922	37,473
Marathon Oil Corp.	5,871	207,246
Marathon Petroleum Corp.	2,537	232,719
Murphy Oil Corp.	1,477	95,828
Neste Oil Oyj	1,114	22,022
Newfield Exploration Co.*	1,109	27,315
Noble Energy, Inc.	3,034	206,646
Occidental Petroleum Corp.	6,794	646,109
OMV AG	1,298	62,123
Origin Energy Ltd.	9,380	117,842
Peabody Energy Corp.	2,245	43,845
Petroleo Brasileiro S.A. (ADR)	69,790	1,025,215
Phillips 66	5,053	389,738
Pioneer Natural Resources Co.	1,202	221,252
QEP Resources, Inc.	1,529	46,864
Range Resources Corp.	1,377	116,095
Repsol S.A.	80,178	2,020,712
Royal Dutch Shell plc, Class A	32,552	1,165,954
Royal Dutch Shell plc, Class B	174,300	6,580,812

See Notes to Financial Statements.

1100

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Santos Ltd.	8,158	$106,569
Showa Shell Sekiyu KK	1,500	15,212
Southwestern Energy Co.*	2,942	115,709
Spectra Energy Corp.	5,626	200,398
Statoil ASA	100,978	2,447,326
Talisman Energy, Inc.	189,500	2,203,177
Tesoro Corp.	1,119	65,462
TonenGeneral Sekiyu KK	3,000	27,490
Total S.A.	114,384	7,007,155
Tullow Oil plc	7,819	110,704
Valero Energy Corp.	4,535	228,564
Williams Cos., Inc.	5,775	222,742
Woodside Petroleum Ltd.	5,652	196,315
WPX Energy, Inc.*	1,660	33,831

		51,014,923

Total Energy		73,653,845

Financials (16.6%)
Capital Markets (2.0%)
3i Group plc	8,440	53,823
Aberdeen Asset Management plc	8,187	67,786
Ameriprise Financial, Inc.	1,640	188,682
Bank of New York Mellon Corp.	91,948	3,212,663
BlackRock, Inc.	1,071	338,939
Charles Schwab Corp.	9,763	253,838
Credit Suisse Group AG (Registered)*	238,314	7,285,268
Daiwa Securities Group, Inc.	14,500	144,573
Deutsche Bank AG (Registered)	8,706	415,297
E*TRADE Financial Corp.*	2,419	47,509
Franklin Resources, Inc.	3,403	196,455
Goldman Sachs Group, Inc.	3,553	629,805
Hargreaves Lansdown plc	1,749	39,215
ICAP plc	4,751	35,529
Invesco Ltd.	3,726	135,627
Investec plc	4,602	33,348
Julius Baer Group Ltd.*	1,839	88,317
Legg Mason, Inc.	904	39,306
Macquarie Group Ltd.	2,462	120,860
Mediobanca S.p.A.*	4,491	39,294
Morgan Stanley	112,687	3,533,864
Nomura Holdings, Inc.	30,700	235,840
Northern Trust Corp.	1,887	116,787
Partners Group Holding AG	148	39,470
SBI Holdings, Inc.	1,750	26,422
Schroders plc	849	36,525
State Street Corp.	3,700	271,543
T. Rowe Price Group, Inc.	2,190	183,456
UBS AG (Registered)*	31,120	590,270

		18,400,311

Commercial Banks (6.8%)
Aozora Bank Ltd.	9,000	25,468
Australia & New Zealand Banking Group Ltd.	23,365	672,402
Banca Monte dei Paschi di Siena S.p.A.*	58,355	14,081
Banco Bilbao Vizcaya Argentaria S.A.	49,315	607,056
Banco de Sabadell S.A.	29,754	77,608
Banco Espirito Santo S.A. (Registered)*	14,329	20,481

Banco Popular Espanol S.A.*	10,771	$64,975
Banco Santander S.A.	96,852	866,855
Bank Hapoalim B.M.	9,119	51,084
Bank Leumi Le-Israel B.M.*	10,767	43,974
Bank of East Asia Ltd.	10,400	44,058
Bank of Ireland*	180,129	62,447
Bank of Kyoto Ltd.	3,000	25,012
Bank of Queensland Ltd.	2,646	28,729
Bank of Yokohama Ltd.	10,000	55,645
Bankia S.A.*	34,425	58,440
Barclays plc	130,421	587,332
BB&T Corp.	5,957	222,315
Bendigo and Adelaide Bank Ltd.	3,513	36,857
BNP Paribas S.A.	139,987	10,909,664
BOC Hong Kong Holdings Ltd.	32,000	102,550
CaixaBank S.A.	14,760	76,917
Chiba Bank Ltd.	6,000	40,395
Chugoku Bank Ltd.	1,400	17,761
Comerica, Inc.	1,537	73,069
Commerzbank AG*	8,250	132,903
Commonwealth Bank of Australia	13,713	952,609
Credit Agricole S.A.*	8,640	110,600
Danske Bank A/S*	5,629	129,131
DBS Group Holdings Ltd.	201,088	2,724,834
DNB ASA	8,451	151,177
Erste Group Bank AG	2,198	76,593
Fifth Third Bancorp	7,439	156,442
Fukuoka Financial Group, Inc.	7,000	30,643
Gunma Bank Ltd.	3,000	16,722
Hachijuni Bank Ltd.	4,000	23,284
Hang Seng Bank Ltd.	6,600	106,988
Hiroshima Bank Ltd.	4,000	16,523
Hokuhoku Financial Group, Inc.	10,000	19,941
HSBC Holdings plc (Hong Kong Exchange)	357,114	3,875,417
HSBC Holdings plc (London Stock Exchange)	158,959	1,743,623
Huntington Bancshares, Inc./Ohio	6,937	66,942
Intesa Sanpaolo S.p.A.	1,535,489	3,789,596
Iyo Bank Ltd.	2,000	19,580
Joyo Bank Ltd.	6,000	30,595
KB Financial Group, Inc. (ADR)	62,765	2,542,610
KBC Groep N.V.	68,543	3,889,653
KeyCorp	7,543	101,227
Lloyds Banking Group plc*	6,666,969	8,708,484
M&T Bank Corp.	1,097	127,713
Mitsubishi UFJ Financial Group, Inc.	108,800	716,999
Mizrahi Tefahot Bank Ltd.	1,185	15,509
Mizuho Financial Group, Inc.	195,024	422,234
National Australia Bank Ltd.	20,003	622,087
Natixis S.A.	7,530	44,274
Nishi-Nippon City Bank Ltd.	6,000	16,124
Nordea Bank AB	25,821	347,861
Oversea-Chinese Banking Corp., Ltd.	22,000	177,820
PNC Financial Services Group, Inc.	4,491	348,412
Raiffeisen Bank International AG	376	13,252
Regions Financial Corp.	11,608	114,803
Resona Holdings, Inc.	16,351	83,222

See Notes to Financial Statements.

1101

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Royal Bank of Scotland Group plc*	18,073	$101,187
Seven Bank Ltd.	4,600	17,953
Shinsei Bank Ltd.	14,000	34,166
Shizuoka Bank Ltd.	5,000	53,271
Skandinaviska Enskilda Banken AB, Class A	12,972	171,028
Societe Generale S.A.	6,128	355,927
Standard Chartered plc	20,597	463,863
Sumitomo Mitsui Financial Group, Inc.	10,877	559,808
Sumitomo Mitsui Trust Holdings, Inc.	28,860	151,823
SunTrust Banks, Inc.	84,339	3,104,519
Suruga Bank Ltd.	2,000	35,818
Svenska Handelsbanken AB, Class A	4,241	208,362
Swedbank AB, Class A	7,734	217,644
U.S. Bancorp/Minnesota	15,394	621,918
UniCredit S.p.A.	680,861	5,039,233
Unione di Banche Italiane S.c.p.A.	7,095	48,178
United Overseas Bank Ltd.	11,000	185,142
Wells Fargo & Co.	40,405	1,834,387
Westpac Banking Corp.	26,506	766,344
Yamaguchi Financial Group, Inc.	2,000	18,498
Zions Bancorp	1,559	46,708

		61,287,379

Consumer Finance (0.6%)
Acom Co., Ltd.*	3,400	11,526
AEON Financial Service Co., Ltd.	600	16,067
American Express Co.	50,175	4,552,378
Capital One Financial Corp.	4,859	372,248
Credit Saison Co., Ltd.	1,300	34,145
Discover Financial Services	4,037	225,870
SLM Corp.	3,676	96,605

		5,308,839

Diversified Financial Services (2.8%)
ASX Ltd.	1,673	54,913
Bank of America Corp.	89,906	1,399,836
Citigroup, Inc.	113,145	5,895,986
CME Group, Inc./Illinois	2,658	208,547
Deutsche Boerse AG	1,616	133,832
Eurazeo S.A.	292	22,889
Exor S.p.A.	816	32,454
First Pacific Co., Ltd.	20,250	23,033
Groupe Bruxelles Lambert S.A.	707	64,903
Hong Kong Exchanges and Clearing Ltd.	8,900	148,404
Industrivarden AB, Class C	911	17,322
ING Groep N.V. (CVA)*	587,517	8,163,296
IntercontinentalExchange Group, Inc.	964	216,823
Investment AB Kinnevik, Class B	1,915	88,696
Investor AB, Class B	3,944	135,701
Japan Exchange Group, Inc.	2,000	56,766
JPMorgan Chase & Co.	127,367	7,448,422
Leucadia National Corp.	2,641	74,846
London Stock Exchange Group plc	1,529	43,879

McGraw Hill Financial, Inc.	2,282	$178,452
Mitsubishi UFJ Lease & Finance Co., Ltd.	5,100	31,236
Moody’s Corp.	1,595	125,160
NASDAQ OMX Group, Inc.	975	38,805
ORIX Corp.	10,700	187,664
Pargesa Holding S.A.	235	18,941
Pohjola Bank plc, Class A	1,258	25,302
Singapore Exchange Ltd.	7,000	40,271
Wendel S.A.	285	41,540

		24,917,919

Insurance (3.1%)
ACE Ltd.	36,458	3,774,497
Admiral Group plc	1,753	38,028
Aegon N.V.	15,405	145,424
Aflac, Inc.	3,934	262,791
Ageas	1,868	79,536
AIA Group Ltd.	102,400	513,697
Allianz SE (Registered)	3,894	698,282
Allstate Corp.	3,833	209,052
American International Group, Inc.	12,410	633,531
AMP Ltd.	24,651	96,628
Aon plc	2,537	212,829
Assicurazioni Generali S.p.A.	9,858	231,904
Assurant, Inc.	625	41,481
Aviva plc	745,865	5,554,313
AXA S.A.‡	15,266	424,439
Baloise Holding AG (Registered)	410	52,212
Berkshire Hathaway, Inc., Class B*	15,173	1,798,911
Chubb Corp.	2,122	205,049
Cincinnati Financial Corp.	1,260	65,986
CNP Assurances S.A.	1,542	31,608
Dai-ichi Life Insurance Co., Ltd.	7,300	121,794
Delta Lloyd N.V.	1,571	38,988
Direct Line Insurance Group plc	9,345	38,625
Genworth Financial, Inc., Class A*	4,201	65,242
Gjensidige Forsikring ASA	1,722	32,848
Hannover Rueckversicherung SE (Registered)	547	46,941
Hartford Financial Services Group, Inc.	3,768	136,515
Insurance Australia Group Ltd.	17,938	93,218
Legal & General Group plc	50,693	186,946
Lincoln National Corp.	2,208	113,977
Loews Corp.	2,568	123,880
Mapfre S.A.	8,952	38,337
Marsh & McLennan Cos., Inc.	4,625	223,665
MetLife, Inc.	9,459	510,029
MS&AD Insurance Group Holdings, Inc.	4,411	118,202
Muenchener Rueckversicherungs AG (Registered)	17,204	3,790,357
NKSJ Holdings, Inc.	2,885	80,104
Old Mutual plc	42,015	131,566
Principal Financial Group, Inc.	2,306	113,709
Progressive Corp.	4,689	127,869
Prudential Financial, Inc.	3,902	359,842
Prudential plc	21,756	482,760

See Notes to Financial Statements.

1102

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

QBE Insurance Group Ltd.	10,344	$106,308
Resolution Ltd.	11,894	69,723
RSA Insurance Group plc	30,543	46,228
Sampo Oyj, Class A	3,621	177,936
SCOR SE	1,264	46,193
Sony Financial Holdings, Inc.	1,600	29,080
Standard Life plc	20,309	120,936
Suncorp Group Ltd.	11,124	130,117
Swiss Life Holding AG (Registered)*	274	56,886
Swiss Reinsurance AG*	41,893	3,853,283
T&D Holdings, Inc.	5,000	69,746
Tokio Marine Holdings, Inc.	5,800	193,590
Torchmark Corp.	754	58,925
Travelers Cos., Inc.	3,068	277,777
Tryg A/S	238	23,020
Unum Group	2,200	77,176
Vienna Insurance Group AG Wiener
Versicherung Gruppe	303	15,100
XL Group plc	2,412	76,798
Zurich Insurance Group AG*	1,271	368,313

		27,842,747

Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	3,326	265,481
Apartment Investment & Management Co. (REIT), Class A	1,231	31,895
Ascendas Real Estate Investment Trust (REIT)	16,000	27,893
AvalonBay Communities, Inc. (REIT)	1,024	121,068
Boston Properties, Inc. (REIT)	1,289	129,377
British Land Co. plc (REIT)	8,003	83,359
CapitaCommercial Trust (REIT)	17,000	19,533
CapitaMall Trust (REIT)	21,000	31,701
CFS Retail Property Trust Group (REIT)	17,577	30,526
Corio N.V. (REIT)	569	25,499
Dexus Property Group (REIT)	39,433	35,386
Equity Residential (REIT)	2,828	146,688
Federation Centres Ltd. (REIT)	10,960	22,900
Fonciere des Regions (REIT)	248	21,409
Gecina S.A. (REIT)	188	24,836
General Growth Properties, Inc. (REIT)	4,530	90,917
Goodman Group (REIT)	14,576	61,561
GPT Group (REIT)	15,105	45,857
Hammerson plc (REIT)	6,122	50,891
HCP, Inc. (REIT)	3,847	139,723
Health Care REIT, Inc. (REIT)	2,437	130,550
Host Hotels & Resorts, Inc. (REIT)	6,415	124,708
ICADE (REIT)	305	28,394
Intu Properties plc (REIT)	6,052	31,058
Japan Prime Realty Investment Corp. (REIT)	6	19,200
Japan Real Estate Investment Corp. (REIT)	10	53,556
Japan Retail Fund Investment Corp. (REIT)	18	36,612

Kimco Realty Corp. (REIT)	3,461	$68,355
Klepierre S.A. (REIT)	815	37,768
Land Securities Group plc (REIT)	6,713	107,106
Link REIT (REIT)	20,000	96,978
Macerich Co. (REIT)	1,190	70,079
Mirvac Group (REIT)	29,365	44,050
Nippon Building Fund, Inc. (REIT)	12	69,737
Nippon Prologis REIT, Inc. (REIT)	2	19,106
Nomura Real Estate Office Fund, Inc. (REIT)	3	13,930
Plum Creek Timber Co., Inc. (REIT)	1,492	69,393
Prologis, Inc. (REIT)	4,212	155,633
Public Storage (REIT)	1,211	182,280
Segro plc (REIT)	6,408	35,442
Simon Property Group, Inc. (REIT)	2,610	397,138
Stockland Corp., Ltd. (REIT)	18,711	60,312
Unibail-Rodamco SE (REIT)	830	212,666
United Urban Investment Corp. (REIT)	20	28,734
Ventas, Inc. (REIT)	2,478	141,940
Vornado Realty Trust (REIT)	1,474	130,876
Westfield Group (REIT)	17,560	158,204
Westfield Retail Trust (REIT)	24,933	66,120
Weyerhaeuser Co. (REIT)	4,934	155,766

		4,152,191

Real Estate Management & Development (0.8%)
Aeon Mall Co., Ltd.	970	27,181
CapitaLand Ltd.	23,000	55,224
CapitaMalls Asia Ltd.	12,361	19,199
CBRE Group, Inc., Class A*	2,355	61,937
Cheung Kong Holdings Ltd.	127,560	2,013,508
City Developments Ltd.	4,000	30,429
Daito Trust Construction Co., Ltd.	600	56,006
Daiwa House Industry Co., Ltd.	5,000	96,620
Deutsche Wohnen AG	2,545	49,139
Global Logistic Properties Ltd.	26,000	59,543
Hang Lung Properties Ltd.	19,000	60,031
Henderson Land Development Co., Ltd.	8,800	50,217
Hulic Co., Ltd.	2,100	31,008
Hysan Development Co., Ltd.	5,000	21,536
Immofinanz AG*	8,239	38,174
Keppel Land Ltd.	5,000	13,234
Kerry Properties Ltd.	6,000	20,814
Lend Lease Group	4,667	46,422
Mitsubishi Estate Co., Ltd.	11,000	328,506
Mitsui Fudosan Co., Ltd.	7,000	251,591
New World Development Co., Ltd.	32,000	40,401
Nomura Real Estate Holdings, Inc.	1,100	24,735
NTT Urban Development Corp.	1,200	13,776
Sino Land Co., Ltd.	24,600	33,628
Sumitomo Realty & Development Co., Ltd.	3,000	148,989
Sun Hung Kai Properties Ltd.	14,000	177,566

See Notes to Financial Statements.

1103

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Swire Pacific Ltd., Class A	158,260	$1,855,207
Swire Properties Ltd.	526,332	1,330,372
Swiss Prime Site AG (Registered)*	440	34,059
Tokyo Tatemono Co., Ltd.	4,000	44,364
Tokyu Fudosan Holdings Corp.*	4,600	43,244
UOL Group Ltd.	4,000	19,620
Wharf Holdings Ltd.	12,400	94,827
Wheelock & Co., Ltd.	8,000	36,780

		7,227,887

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	4,005	37,767
People’s United Financial, Inc.	2,705	40,900

		78,667

Total Financials		149,215,940

Health Care (12.4%)
Biotechnology (1.8%)
Actelion Ltd. (Registered)*	876	73,994
Alexion Pharmaceuticals, Inc.*	1,652	219,815
Amgen, Inc.	49,365	5,635,508
Biogen Idec, Inc.*	1,991	556,982
Celgene Corp.*	3,471	586,460
CSL Ltd.	4,157	255,965
Gilead Sciences, Inc.*	110,419	8,297,988
Grifols S.A.	1,265	60,500
Novozymes A/S, Class B	1,969	83,114
Regeneron Pharmaceuticals, Inc.*	659	181,383
Vertex Pharmaceuticals, Inc.*	1,965	146,000

		16,097,709

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	13,032	499,517
Baxter International, Inc.	4,565	317,496
Becton, Dickinson and Co.	1,644	181,646
Boston Scientific Corp.*	11,268	135,441
C.R. Bard, Inc.	653	87,463
CareFusion Corp.*	1,781	70,919
Cochlear Ltd.	492	25,884
Coloplast A/S, Class B	980	64,878
Covidien plc	32,257	2,196,702
DENTSPLY International, Inc.	1,183	57,352
Edwards Lifesciences Corp.*	914	60,105
Elekta AB, Class B	3,172	48,503
Essilor International S.A.	1,758	186,900
Getinge AB, Class B	90,215	3,085,784
Intuitive Surgical, Inc.*	321	123,290
Medtronic, Inc.	8,398	481,961
Olympus Corp.*	2,000	63,242
Smith & Nephew plc	7,750	110,497
Sonova Holding AG (Registered)*	424	57,037
St. Jude Medical, Inc.	2,467	152,831
Stryker Corp.	2,491	187,174
Sysmex Corp.	600	35,381
Terumo Corp.	1,300	62,587
Varian Medical Systems, Inc.*	891	69,222
William Demant Holding A/S*	226	21,963
Zimmer Holdings, Inc.	1,450	135,125

		8,518,900

Health Care Providers & Services (0.6%)
Aetna, Inc.	3,084	$211,532
Alfresa Holdings Corp.	400	19,827
AmerisourceBergen Corp.	1,939	136,331
Cardinal Health, Inc.	2,871	191,811
Celesio AG	666	21,073
Cigna Corp.	2,330	203,828
DaVita HealthCare Partners, Inc.*	1,477	93,597
Express Scripts Holding Co.*	6,792	477,070
Fresenius Medical Care AG & Co. KGaA	1,812	128,951
Fresenius SE & Co. KGaA	1,072	164,582
Humana, Inc.	1,307	134,909
Laboratory Corp. of America Holdings*	736	67,248
McKesson Corp.	1,939	312,955
Medipal Holdings Corp.	1,300	17,134
Miraca Holdings, Inc.	500	23,550
Patterson Cos., Inc.	705	29,046
Quest Diagnostics, Inc.	33,405	1,788,504
Ramsay Health Care Ltd.	1,141	44,073
Ryman Healthcare Ltd.	3,030	19,561
Sonic Healthcare Ltd.	3,210	47,522
Suzuken Co., Ltd.	600	19,400
Tenet Healthcare Corp.*	852	35,886
UnitedHealth Group, Inc.	8,486	638,996
WellPoint, Inc.	2,490	230,051

		5,057,437

Health Care Technology (0.0%)
Cerner Corp.*	2,480	138,235
M3, Inc.	5	12,511

		150,746

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	2,799	160,075
Life Technologies Corp.*	1,456	110,365
Lonza Group AG (Registered)*	443	42,013
PerkinElmer, Inc.	941	38,797
QIAGEN N.V.*	1,979	46,106
Thermo Fisher Scientific, Inc.	3,046	339,172
Waters Corp.*	726	72,600

		809,128

Pharmaceuticals (8.9%)
AbbVie, Inc.	13,412	708,288
Actavis plc*	23,684	3,978,912
Allergan, Inc.	2,503	278,033
Astellas Pharma, Inc.	3,700	218,887
AstraZeneca plc	10,644	630,039
Bayer AG (Registered)	38,092	5,342,503
Bristol-Myers Squibb Co.	13,894	738,466
Chugai Pharmaceutical Co., Ltd.	1,900	41,948
Daiichi Sankyo Co., Ltd.	5,600	102,258
Dainippon Sumitomo Pharma Co., Ltd.	1,300	20,307
Eisai Co., Ltd.	2,200	85,130
Eli Lilly and Co.	8,357	426,207
Forest Laboratories, Inc.*	64,949	3,898,888
GlaxoSmithKline plc	304,774	8,133,088

See Notes to Financial Statements.

1104

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Hisamitsu Pharmaceutical Co., Inc.	500	$25,164
Hospira, Inc.*	1,383	57,090
Johnson & Johnson	23,782	2,178,193
Kyowa Hakko Kirin Co., Ltd.	2,000	22,011
Mallinckrodt plc*	3,546	185,314
Merck & Co., Inc.	146,149	7,314,757
Merck KGaA	17,958	3,217,803
Mitsubishi Tanabe Pharma Corp.	1,900	26,450
Mylan, Inc.*	3,224	139,922
Novartis AG (Registered)	74,264	5,927,467
Novo Nordisk A/S, Class B	3,406	624,326
Ono Pharmaceutical Co., Ltd.	700	61,219
Orion Oyj, Class B	845	23,738
Otsuka Holdings Co., Ltd.	3,000	86,601
Perrigo Co. plc	1,125	172,630
Pfizer, Inc.	304,380	9,323,159
Roche Holding AG	35,902	10,029,458
Salix Pharmaceuticals Ltd.*	20,910	1,880,645
Sanofi S.A.	100,004	10,609,823
Santen Pharmaceutical Co., Ltd.	600	27,946
Shionogi & Co., Ltd.	2,600	56,291
Shire plc	4,723	223,056
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,596
Takeda Pharmaceutical Co., Ltd.	6,600	302,393
Teva Pharmaceutical Industries Ltd.	7,254	289,993
Teva Pharmaceutical Industries Ltd. (ADR)	60,974	2,443,838
Tsumura & Co.	500	13,237
UCB S.A.	942	70,161
Zoetis, Inc.	4,233	138,377

		80,094,612

Total Health Care		110,728,532

Industrials (8.5%)
Aerospace & Defense (1.0%)
Airbus Group N.V.	5,040	386,960
BAE Systems plc	351,584	2,532,594
Boeing Co.	5,827	795,327
Cobham plc	9,341	42,460
Embraer S.A. (ADR)	53,850	1,732,893
Finmeccanica S.p.A.*	3,169	24,000
General Dynamics Corp.	2,810	268,495
Honeywell International, Inc.	6,614	604,321
L-3 Communications Holdings, Inc.	747	79,824
Lockheed Martin Corp.	2,262	336,269
Meggitt plc	6,743	58,901
Northrop Grumman Corp.	1,871	214,435
Precision Castparts Corp.	1,223	329,354
Raytheon Co.	2,681	243,167
Rockwell Collins, Inc.	1,147	84,786
Rolls-Royce Holdings plc*	15,927	336,273
Rolls-Royce Holdings plc (Preference)*†(b)	1,391,222	2,304
Safran S.A.	2,296	159,541
Singapore Technologies Engineering Ltd.	14,000	43,932
Textron, Inc.	2,368	87,048

Thales S.A.	788	$50,734
United Technologies Corp.	7,115	809,687
Zodiac Aerospace	295	52,251

		9,275,556

Air Freight & Logistics (1.7%)
C.H. Robinson Worldwide, Inc.	1,278	74,558
Deutsche Post AG (Registered)	73,739	2,688,233
Expeditors International of Washington, Inc.	1,712	75,756
FedEx Corp.	26,660	3,832,908
TNT Express N.V.	476,550	4,423,920
Toll Holdings Ltd.	5,996	30,410
United Parcel Service, Inc., Class B	38,995	4,097,595
Yamato Holdings Co., Ltd.	3,000	60,564

		15,283,944

Airlines (0.4%)
ANA Holdings, Inc.	9,000	17,947
Cathay Pacific Airways Ltd.	10,000	21,150
Delta Air Lines, Inc.	7,210	198,059
Deutsche Lufthansa AG (Registered)*	161,096	3,417,377
easyJet plc	1,354	34,439
International Consolidated Airlines Group S.A.*	8,125	54,088
Japan Airlines Co., Ltd.	515	25,381
Qantas Airways Ltd.*	8,911	8,712
Singapore Airlines Ltd.	4,000	32,997
Southwest Airlines Co.	5,871	110,610

		3,920,760

Building Products (0.5%)
Allegion plc*	764	33,761
Asahi Glass Co., Ltd.	9,000	55,892
Assa Abloy AB, Class B	2,866	151,413
Cie de Saint-Gobain S.A.	70,647	3,885,134
Daikin Industries Ltd.	2,000	124,395
Geberit AG (Registered)*	326	98,854
LIXIL Group Corp.	2,200	60,228
Masco Corp.	2,972	67,672
TOTO Ltd.	2,000	31,659

		4,509,008

Commercial Services & Supplies (0.5%)
ADT Corp.	34,019	1,376,749
Aggreko plc	2,310	65,373
Babcock International Group plc	3,118	69,962
Brambles Ltd.	13,457	109,944
Cintas Corp.	867	51,665
Dai Nippon Printing Co., Ltd.	5,000	52,986
Edenred	1,736	58,105
G4S plc	13,418	58,326
Iron Mountain, Inc.	1,446	43,886
Park24 Co., Ltd.	800	15,064
Pitney Bowes, Inc.	1,684	39,237
Republic Services, Inc.	2,303	76,460
Secom Co., Ltd.	1,800	108,366
Securitas AB, Class B	2,559	27,194
Serco Group plc	251,628	2,080,084
Societe BIC S.A.	248	30,385

See Notes to Financial Statements.

1105

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Stericycle, Inc.*	726	$84,339
Toppan Printing Co., Ltd.	5,000	39,930
Tyco International Ltd.	3,923	161,000
Waste Management, Inc.	3,693	165,705

		4,714,760

Construction & Engineering (0.6%)
ACS Actividades de Construccion y Servicios S.A.	1,223	42,096
Bouygues S.A.	1,637	61,750
Chiyoda Corp.	1,000	14,491
Ferrovial S.A.	3,383	65,458
Fluor Corp.	1,389	111,523
Foster Wheeler AG*	129,380	4,272,128
Hochtief AG	266	22,710
Jacobs Engineering Group, Inc.*	1,109	69,856
JGC Corp.	2,000	78,340
Kajima Corp.	7,000	26,256
Kinden Corp.	1,000	10,445
Koninklijke Boskalis Westminster N.V.	611	32,281
Leighton Holdings Ltd.	1,281	18,427
Obayashi Corp.	6,000	34,128
OCI*	777	34,991
Quanta Services, Inc.*	1,788	56,429
Shimizu Corp.	5,000	25,211
Skanska AB, Class B	3,287	67,152
Taisei Corp.	7,000	31,773
Vinci S.A.	4,070	267,189

		5,342,634

Electrical Equipment (0.4%)
ABB Ltd. (Registered)*	18,779	494,289
Alstom S.A.	1,782	64,903
AMETEK, Inc.	2,060	108,500
Eaton Corp. plc	3,999	304,404
Emerson Electric Co.	5,933	416,378
Fuji Electric Co., Ltd.	6,000	28,032
Legrand S.A.	2,241	123,503
Mabuchi Motor Co., Ltd.	200	11,870
Mitsubishi Electric Corp.	17,000	213,085
Nidec Corp.	800	78,245
OSRAM Licht AG*	677	38,185
Prysmian S.p.A.	1,760	45,301
Rockwell Automation, Inc.	1,173	138,602
Roper Industries, Inc.	836	115,937
Schneider Electric S.A.	4,505	392,923
Shanghai Electric Group Co., Ltd., Class H	2,852,000	1,037,185
Sumitomo Electric Industries Ltd.	6,500	108,261

		3,719,603

Industrial Conglomerates (1.7%)
3M Co.	5,391	756,088
Danaher Corp.	5,052	390,014
General Electric Co.	170,032	4,765,997
Hopewell Holdings Ltd.	5,000	16,926
Hutchison Whampoa Ltd.	18,000	244,664
Keppel Corp., Ltd.	12,300	109,067
Koninklijke Philips N.V.	74,472	2,729,811
NWS Holdings Ltd.	13,302	20,277
Sembcorp Industries Ltd.	9,000	39,154

Siemens AG (Registered)	40,341	$5,510,309
Smiths Group plc	3,398	83,278
Toshiba Corp.	33,000	138,505

		14,804,090

Machinery (0.6%)
Alfa Laval AB	2,687	68,931
Amada Co., Ltd.	3,000	26,408
Andritz AG	644	40,390
Atlas Copco AB, Class A	5,801	160,812
Atlas Copco AB, Class B	3,370	85,509
Caterpillar, Inc.	5,356	486,378
CNH Industrial N.V.*	7,967	90,805
Cummins, Inc.	1,466	206,662
Deere & Co.	3,227	294,722
Dover Corp.	1,436	138,631
FANUC Corp.	1,600	292,470
Flowserve Corp.	1,182	93,177
GEA Group AG	1,505	71,637
Hino Motors Ltd.	2,000	31,374
Hitachi Construction Machinery Co., Ltd.	900	19,186
IHI Corp.	11,000	47,422
Illinois Tool Works, Inc.	3,442	289,403
IMI plc	2,775	70,078
Ingersoll-Rand plc	2,257	139,031
Invensys plc	5,620	47,323
Japan Steel Works Ltd.	3,000	16,751
Joy Global, Inc.	908	53,109
JTEKT Corp.	1,900	32,295
Kawasaki Heavy Industries Ltd.	12,000	50,252
Komatsu Ltd.	7,800	158,281
Kone Oyj, Class B	2,692	121,471
Kubota Corp.	9,000	148,618
Kurita Water Industries Ltd.	900	18,648
Makita Corp.	1,000	52,417
MAN SE	301	36,957
Melrose Industries plc	10,399	52,642
Metso Oyj	1,105	47,155
Mitsubishi Heavy Industries Ltd.	26,000	160,725
Nabtesco Corp.	900	20,725
NGK Insulators Ltd.	2,000	37,945
NSK Ltd.	4,000	49,682
PACCAR, Inc.	2,976	176,090
Pall Corp.	933	79,632
Parker Hannifin Corp.	1,258	161,829
Pentair Ltd. (Registered)	1,675	130,097
Sandvik AB	9,105	128,396
Scania AB, Class B	2,765	54,123
Schindler Holding AG	382	56,226
Schindler Holding AG (Registered)	198	29,210
Sembcorp Marine Ltd.	7,000	24,684
SKF AB, Class B	3,389	88,890
SMC Corp.	400	100,655
Snap-on, Inc.	501	54,870
Stanley Black & Decker, Inc.	1,308	105,543
Sulzer AG (Registered)	207	33,392
Sumitomo Heavy Industries Ltd.	5,000	22,980
THK Co., Ltd.	800	19,934
Vallourec S.A.	892	48,594
Volvo AB, Class B	12,963	170,204

See Notes to Financial Statements.

1106

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Wartsila OYJ Abp	1,449	$71,304
Weir Group plc	1,827	64,502
Xylem, Inc.	1,580	54,668
Yangzijiang Shipbuilding Holdings Ltd.	13,735	12,897
Zardoya Otis S.A.	1,469	26,575

		5,473,317

Marine (0.0%)
A. P. Moller - Maersk A/S, Class A	4	41,233
A. P. Moller - Maersk A/S, Class B	11	119,377
Kuehne + Nagel International AG (Registered)	472	61,960
Mitsui O.S.K. Lines Ltd.	8,000	36,008
Nippon Yusen KK	14,000	44,668

		303,246

Professional Services (0.4%)
Adecco S.A. (Registered)*	1,144	90,540
ALS Ltd.	3,164	24,890
Bureau Veritas S.A.	1,896	55,414
Capita plc	5,672	97,495
Dun & Bradstreet Corp.	326	40,017
Equifax, Inc.	1,022	70,610
Experian plc	8,691	160,325
Intertek Group plc	1,388	72,356
Nielsen Holdings N.V.	2,134	97,929
Randstad Holding N.V.	37,374	2,424,237
Robert Half International, Inc.	1,167	49,002
Seek Ltd.	2,741	32,820
SGS S.A. (Registered)	45	103,514

		3,319,149

Road & Rail (0.3%)
Asciano Ltd.	8,573	44,092
Aurizon Holdings Ltd.	17,339	75,552
Central Japan Railway Co.	1,200	141,069
ComfortDelGro Corp., Ltd.	16,000	25,484
CSX Corp.	8,523	245,207
DSV A/S	1,488	48,788
East Japan Railway Co.	2,797	222,570
Hankyu Hanshin Holdings, Inc.	10,000	53,936
Kansas City Southern	927	114,790
Keikyu Corp.	4,000	32,931
Keio Corp.	5,000	33,283
Keisei Electric Railway Co., Ltd.	3,000	27,547
Kintetsu Corp.	16,000	56,063
MTR Corp., Ltd.	12,000	45,420
Nippon Express Co., Ltd.	7,000	33,834
Norfolk Southern Corp.	2,608	242,101
Odakyu Electric Railway Co., Ltd.	5,000	45,152
Ryder System, Inc.	457	33,718
Tobu Railway Co., Ltd.	9,000	43,586
Tokyu Corp.	10,000	64,666
Union Pacific Corp.	3,882	652,176
West Japan Railway Co.	1,300	56,291

		2,338,256

Trading Companies & Distributors (0.3%)
Brenntag AG	450	$83,419
Bunzl plc	2,868	68,864
Fastenal Co.	2,300	109,273
ITOCHU Corp.	13,000	160,355
Marubeni Corp.	14,000	100,503
Mitsubishi Corp.	11,900	227,921
Mitsui & Co., Ltd.	15,000	208,670
Noble Group Ltd.	1,414,218	1,199,107
Rexel S.A.	1,773	46,526
Sojitz Corp.	10,600	18,823
Sumitomo Corp.	9,800	122,930
Toyota Tsusho Corp.	1,900	46,963
Travis Perkins plc	2,092	64,851
W.W. Grainger, Inc.	519	132,563
Wolseley plc	2,278	129,200

		2,719,968

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	3,417	75,917
Aeroports de Paris S.A.	268	30,417
Atlantia S.p.A.	2,899	65,047
Auckland International Airport Ltd.	7,833	22,740
Fraport AG	328	24,542
Groupe Eurotunnel S.A. (Registered)	4,920	51,711
Hutchison Port Holdings Trust, Class U	46,000	31,050
Kamigumi Co., Ltd.	2,000	18,308
Koninklijke Vopak N.V.	619	36,208
Mitsubishi Logistics Corp.	1,000	15,772
Sydney Airport	9,608	32,600
Transurban Group	11,528	70,407

		474,719

Total Industrials		76,199,010

Information Technology (8.9%)
Communications Equipment (1.6%)
Alcatel-Lucent*	23,496	105,310
Brocade Communications Systems, Inc.*	258,410	2,292,097
Cisco Systems, Inc.	347,147	7,793,450
F5 Networks, Inc.*	646	58,695
Harris Corp.	904	63,108
Juniper Networks, Inc.*	4,273	96,442
Motorola Solutions, Inc.	1,940	130,950
Nokia Oyj*	31,767	254,345
QUALCOMM, Inc.	14,240	1,057,320
Telefonaktiebolaget LM Ericsson, Class B	213,946	2,611,187

		14,462,904

Computers & Peripherals (0.9%)
Apple, Inc.	7,584	4,255,458
EMC Corp.	17,345	436,227
Gemalto N.V.	684	75,288
Hewlett-Packard Co.	94,372	2,640,528
NEC Corp.	22,000	49,511
NetApp, Inc.	2,881	118,524
SanDisk Corp.	1,904	134,308

See Notes to Financial Statements.

1107

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Seagate Technology plc	2,750	$154,440
Western Digital Corp.	1,774	148,839

		8,013,123

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	1,345	119,947
Citizen Holdings Co., Ltd.	2,400	20,192
Corning, Inc.	12,197	217,350
Flextronics International Ltd.*	235,990	1,833,642
FLIR Systems, Inc.	1,226	36,903
Fujifilm Holdings Corp.	3,900	110,397
Hamamatsu Photonics KK	600	23,958
Hexagon AB, Class B	2,046	64,671
Hirose Electric Co., Ltd.	300	42,674
Hitachi High-Technologies Corp.	600	15,047
Hitachi Ltd.	41,400	312,927
Hoya Corp.	3,800	105,437
Ibiden Co., Ltd.	1,000	18,669
Jabil Circuit, Inc.	1,525	26,596
Keyence Corp.	340	145,285
Kyocera Corp.	2,800	139,588
Murata Manufacturing Co., Ltd.	1,700	150,774
Nippon Electric Glass Co., Ltd.	3,000	15,725
Omron Corp.	1,800	79,394
Shimadzu Corp.	2,000	17,377
TDK Corp.	1,100	52,645
TE Connectivity Ltd.	3,459	190,625
Yaskawa Electric Corp.	2,000	31,583
Yokogawa Electric Corp.	1,700	26,071

		3,797,477

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	1,500	70,770
DeNA Co., Ltd.	900	18,904
eBay, Inc.*	9,803	538,087
Facebook, Inc., Class A*	13,865	757,861
Google, Inc., Class A*	2,366	2,651,600
Gree, Inc.	700	6,906
Kakaku.com, Inc.	1,300	22,800
United Internet AG (Registered)	913	38,836
VeriSign, Inc.*	1,085	64,861
Yahoo! Japan Corp.	12,600	69,993
Yahoo!, Inc.*	7,951	321,539

		4,562,157

IT Services (1.1%)
Accenture plc, Class A	25,018	2,056,980
Alliance Data Systems Corp.*	411	108,064
Amadeus IT Holding S.A., Class A	3,249	139,028
AtoS	586	53,037
Automatic Data Processing, Inc.	4,058	327,927
Cap Gemini S.A.	1,201	81,173
Cognizant Technology Solutions Corp., Class A*	2,541	256,590
Computer Sciences Corp.	1,240	69,291
Computershare Ltd.	4,188	42,555
Fidelity National Information Services, Inc.	2,467	132,429
Fiserv, Inc.*	2,174	128,375
Fujitsu Ltd.*	16,000	82,651

Global Payments, Inc.	39,820	$2,587,902
International Business Machines Corp.	8,603	1,613,665
ITOCHU Techno-Solutions Corp.	200	8,100
MasterCard, Inc., Class A	872	728,521
Nomura Research Institute Ltd.	800	25,183
NTT Data Corp.	1,100	40,528
Otsuka Corp.	100	12,734
Paychex, Inc.	2,739	124,707
Teradata Corp.*	1,396	63,504
Total System Services, Inc.	1,413	47,025
Visa, Inc., Class A	4,292	955,743
Western Union Co.	4,653	80,264

		9,765,976

Office Electronics (0.1%)
Brother Industries Ltd.	2,000	27,291
Canon, Inc.	9,700	306,723
Konica Minolta, Inc.	4,000	39,844
Ricoh Co., Ltd.	6,000	63,698
Xerox Corp.	9,817	119,473

		557,029

Semiconductors & Semiconductor Equipment (1.8%)
Advantest Corp.	1,200	14,893
Altera Corp.	2,708	88,091
Analog Devices, Inc.	2,628	133,844
Applied Materials, Inc.	267,317	4,728,838
ARM Holdings plc	11,897	216,512
ASM Pacific Technology Ltd.	1,700	14,228
ASML Holding N.V.	3,076	287,922
Broadcom Corp., Class A	4,547	134,819
First Solar, Inc.*	602	32,893
Infineon Technologies AG	9,390	100,242
Intel Corp.	41,901	1,087,750
KLA-Tencor Corp.	1,421	91,598
Lam Research Corp.*	1,349	73,453
Linear Technology Corp.	1,993	90,781
LSI Corp.	4,590	50,582
Microchip Technology, Inc.	1,672	74,822
Micron Technology, Inc.*	8,868	192,968
NVIDIA Corp.	4,865	77,937
Rohm Co., Ltd.	800	38,895
Samsung Electronics Co., Ltd. (GDR) (m)	9,470	6,183,910
STMicroelectronics N.V.	5,519	44,340
Sumco Corp.	1,000	8,812
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	106,893	1,864,214
Texas Instruments, Inc.	9,226	405,114
Tokyo Electron Ltd.	1,500	82,043
Xilinx, Inc.	2,272	104,330

		16,223,831

Software (2.5%)
Adobe Systems, Inc.*	3,918	234,610
Autodesk, Inc.*	1,882	94,721
CA, Inc.	2,728	91,797
Citrix Systems, Inc.*	1,590	100,568
Dassault Systemes S.A.	528	65,540
Electronic Arts, Inc.*	2,645	60,676

See Notes to Financial Statements.

1108

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

GungHo Online Entertainment, Inc.*	3,000	$21,565
Intuit, Inc.	2,401	183,244
Konami Corp.	800	18,452
Microsoft Corp.	263,027	9,845,101
Nexon Co., Ltd.	1,000	9,230
NICE Systems Ltd.	523	21,420
Nintendo Co., Ltd.	900	119,732
Oracle Corp.	88,656	3,391,979
Oracle Corp. Japan	300	10,953
Red Hat, Inc.*	1,602	89,776
Sage Group plc	9,057	60,547
Salesforce.com, Inc.*	4,677	258,124
SAP AG	44,568	3,820,363
Software AG	51,890	1,813,181
Symantec Corp.	78,616	1,853,765
Trend Micro, Inc.	13,300	464,761

		22,630,105

Total Information Technology		80,012,602

Materials (4.2%)
Chemicals (1.8%)
Air Liquide S.A.	2,660	376,182
Air Products and Chemicals, Inc.	1,778	198,745
Air Water, Inc.	1,000	13,522
Airgas, Inc.	550	61,518
Akzo Nobel N.V.	59,958	4,647,161
Arkema S.A.	546	63,689
Asahi Kasei Corp.	11,000	86,070
BASF SE	7,844	836,194
CF Industries Holdings, Inc.	483	112,558
Croda International plc	1,172	47,685
Daicel Corp.	3,000	24,385
Dow Chemical Co.	67,906	3,015,026
E.I. du Pont de Nemours & Co.	7,807	507,221
Eastman Chemical Co.	1,293	104,345
Ecolab, Inc.	2,285	238,257
EMS-Chemie Holding AG (Registered)	70	24,875
FMC Corp.	1,117	84,289
Fuchs Petrolub SE (Preference)	303	29,612
Givaudan S.A. (Registered)*	72	102,828
Hitachi Chemical Co., Ltd.	900	14,332
Incitec Pivot Ltd.	14,098	33,736
International Flavors & Fragrances, Inc.	687	59,068
Israel Chemicals Ltd.	3,844	32,030
Israel Corp., Ltd.*	20	10,524
Johnson Matthey plc	1,771	96,192
JSR Corp.	1,600	30,933
K+S AG (Registered)	1,488	45,803
Kaneka Corp.	2,000	13,104
Kansai Paint Co., Ltd.	2,000	29,532
Koninklijke DSM N.V.	1,333	104,821
Kuraray Co., Ltd.	3,000	35,695
Lanxess AG	718	47,881
Linde AG	1,573	329,033
LyondellBasell Industries N.V., Class A	29,042	2,331,492
Mitsubishi Chemical Holdings Corp.	12,000	55,379

Mitsubishi Gas Chemical Co., Inc.	3,000	$22,049
Mitsui Chemicals, Inc.	7,000	16,884
Monsanto Co.	4,432	516,550
Mosaic Co.	2,874	135,854
Nippon Paint Co., Ltd.	1,000	16,608
Nitto Denko Corp.	1,400	58,959
Orica Ltd.	3,157	67,259
PPG Industries, Inc.	1,199	227,402
Praxair, Inc.	2,475	321,824
Sherwin-Williams Co.	726	133,221
Shin-Etsu Chemical Co., Ltd.	3,500	204,064
Showa Denko KK	13,000	18,393
Sigma-Aldrich Corp.	1,004	94,386
Sika AG	19	67,540
Solvay S.A.	515	81,476
Sumitomo Chemical Co., Ltd.	13,000	50,859
Syngenta AG (Registered)	789	314,167
Taiyo Nippon Sanso Corp.	2,000	14,206
Teijin Ltd.	8,000	17,776
Toray Industries, Inc.	13,000	89,868
Ube Industries Ltd.	8,000	17,092
Umicore S.A.	990	46,245
Yara International ASA	1,501	64,591

		16,440,990

Construction Materials (1.0%)
Boral Ltd.	6,433	27,399
CRH plc	249,743	6,287,357
Fletcher Building Ltd.	5,870	41,082
HeidelbergCement AG	31,043	2,355,228
Holcim Ltd. (Registered)*	1,975	147,785
Imerys S.A.	317	27,566
James Hardie Industries plc (CDI)	3,754	43,374
Lafarge S.A.	1,612	120,794
Taiheiyo Cement Corp.	10,000	38,363
Vulcan Materials Co.	1,107	65,778

		9,154,726

Containers & Packaging (0.4%)
Amcor Ltd.	10,426	98,214
Avery Dennison Corp.	821	41,206
Ball Corp.	1,229	63,490
Bemis Co., Inc.	845	34,611
MeadWestvaco Corp.	1,480	54,656
Owens-Illinois, Inc.*	1,413	50,557
Rexam plc	328,612	2,886,796
Sealed Air Corp.	1,677	57,102
Toyo Seikan Kaisha Ltd.	1,300	27,886

		3,314,518

Metals & Mining (0.9%)
Alcoa, Inc.	9,027	95,957
Allegheny Technologies, Inc.	888	31,639
Alumina Ltd.*	22,810	22,709
Anglo American plc	11,899	260,095
Antofagasta plc	3,407	46,489
ArcelorMittal S.A.	8,368	149,309
BHP Billiton Ltd.	27,427	930,359
BHP Billiton plc	17,986	556,661
Boliden AB	2,373	36,323
Cliffs Natural Resources, Inc.	1,311	34,361

See Notes to Financial Statements.

1109

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Daido Steel Co., Ltd.	2,000	$9,914
Fortescue Metals Group Ltd.	13,097	68,061
Freeport-McMoRan Copper & Gold, Inc.	8,734	329,621
Fresnillo plc	1,550	19,135
Glencore Xstrata plc*	90,733	469,830
Hitachi Metals Ltd.	2,000	28,221
Iluka Resources Ltd.	3,619	27,887
JFE Holdings, Inc.	4,200	99,785
Kobe Steel Ltd.*	22,000	37,603
Maruichi Steel Tube Ltd.	300	7,566
Mitsubishi Materials Corp.	9,000	33,159
Newcrest Mining Ltd.	6,608	46,022
Newmont Mining Corp.	4,167	95,966
Nippon Steel & Sumitomo Metal Corp.	65,050	217,430
Norsk Hydro ASA	11,248	50,201
Nucor Corp.	2,673	142,685
POSCO (ADR)	39,545	3,084,510
Randgold Resources Ltd.	754	47,321
Rio Tinto Ltd.	3,685	224,335
Rio Tinto plc	10,852	612,700
Sumitomo Metal Mining Co., Ltd.	4,000	52,303
ThyssenKrupp AG*	3,336	81,185
United States Steel Corp.	1,189	35,076
Voestalpine AG	913	43,873
Yamato Kogyo Co., Ltd.	300	9,572

		8,037,863

Paper & Forest Products (0.1%)
International Paper Co.	3,762	184,451
Oji Holdings Corp.	7,000	35,828
Stora Enso Oyj, Class R	4,771	47,880
UPM-Kymmene Oyj	4,540	76,697

		344,856

Total Materials		37,292,953

Telecommunication Services (4.3%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	44,405	1,561,280
Belgacom S.A.	1,296	38,341
Bezeq Israeli Telecommunication Corp., Ltd.	15,630	26,493
BT Group plc	67,295	422,793
CenturyLink, Inc.	4,981	158,645
Deutsche Telekom AG (Registered)	24,610	420,830
Elisa Oyj	1,238	32,802
Frontier Communications Corp.	8,231	38,274
HKT Trust/HKT Ltd.	19,000	18,769
Iliad S.A.	220	45,065
Inmarsat plc	3,884	48,624
Koninklijke (Royal) KPN N.V.*	27,540	88,769
Nippon Telegraph & Telephone Corp.	3,228	173,492
Orange S.A.	15,654	193,817
PCCW Ltd.	31,000	13,872
Portugal Telecom SGPS S.A. (Registered)	5,461	23,740
Singapore Telecommunications Ltd.	1,254,350	3,637,958

Swisscom AG (Registered)	202	$106,633
TDC A/S	6,918	67,104
Telecom Corp. of New Zealand Ltd.	16,649	31,560
Telecom Italia S.p.A.	86,589	85,886
Telecom Italia S.p.A. (RNC)	52,198	40,859
Telefonica Deutschland Holding AG	2,385	19,686
Telefonica S.A.	225,880	3,677,645
Telekom Austria AG	2,024	15,325
Telenor ASA	111,190	2,650,829
TeliaSonera AB	20,338	169,329
Telstra Corp., Ltd.	37,665	176,563
Verizon Communications, Inc.	24,114	1,184,962
Vivendi S.A.	180,941	4,768,073
Windstream Holdings, Inc.	5,117	40,834
Ziggo N.V.	1,286	58,736

		20,037,588

Wireless Telecommunication Services (2.1%)
China Mobile Ltd.	205,000	2,125,530
Crown Castle International Corp.*	2,816	206,779
KDDI Corp.	4,600	282,613
Millicom International Cellular S.A. (SDR)	543	54,073
NTT DOCOMO, Inc.	12,800	209,667
SoftBank Corp.	8,200	716,361
Sprint Corp.*	282,912	3,041,304
StarHub Ltd.	4,919	16,722
Tele2 AB, Class B	2,756	31,216
Turkcell Iletisim Hizmetleri A/S (ADR)*	73,760	984,696
Vodafone Group plc	2,694,994	10,576,778

		18,245,739

Total Telecommunication Services		38,283,327

Utilities (0.9%)
Electric Utilities (0.4%)
American Electric Power Co., Inc.	4,099	191,587
Cheung Kong Infrastructure Holdings Ltd.	5,000	31,563
Chubu Electric Power Co., Inc.	5,600	72,267
Chugoku Electric Power Co., Inc.	2,600	40,391
CLP Holdings Ltd.	14,500	114,627
Contact Energy Ltd.	3,230	13,627
Duke Energy Corp.	5,951	410,679
EDF S.A.	2,079	73,461
Edison International	2,739	126,816
EDP - Energias de Portugal S.A.	16,545	60,772
Enel S.p.A.	55,749	243,426
Entergy Corp.	1,498	94,778
Exelon Corp.	7,222	197,810
FirstEnergy Corp.	3,499	115,397
Fortum Oyj	3,844	87,943
Hokkaido Electric Power Co., Inc.*	1,700	19,517
Hokuriku Electric Power Co.	1,500	20,326
Iberdrola S.A.	39,944	254,698
Kansai Electric Power Co., Inc.*	6,000	68,882

See Notes to Financial Statements.

1110

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Kyushu Electric Power Co., Inc.*	3,700	$47,150
NextEra Energy, Inc.	3,631	310,886
Northeast Utilities	2,657	112,630
Pepco Holdings, Inc.	2,100	40,173
Pinnacle West Capital Corp.	941	49,798
Power Assets Holdings Ltd.	12,000	95,405
PPL Corp.	5,332	160,440
Red Electrica Corp.oracion S.A.	937	62,518
Shikoku Electric Power Co., Inc.*	1,500	22,434
Southern Co.	7,433	305,571
SP AusNet	14,553	16,178
SSE plc	8,119	184,192
Terna Rete Elettrica Nazionale S.p.A.	12,874	64,325
Tohoku Electric Power Co., Inc.*	3,900	43,811
Tokyo Electric Power Co., Inc.*	12,500	61,366
Xcel Energy, Inc.	4,169	116,482

		3,931,926

Gas Utilities (0.1%)
AGL Resources, Inc.	1,016	47,986
APA Group	7,062	37,834
Enagas S.A.	1,556	40,661
Gas Natural SDG S.A.	3,008	77,362
Hong Kong & China Gas Co., Ltd.	47,348	108,565
ONEOK, Inc.	1,738	108,069
Osaka Gas Co., Ltd.	16,000	62,748
Snam S.p.A.	17,327	96,920
Toho Gas Co., Ltd.	4,000	19,447
Tokyo Gas Co., Ltd.	20,000	98,376

		697,968

Independent Power Producers & Energy Traders (0.0%)
AES Corp.	5,537	80,342
Electric Power Development Co., Ltd.	1,000	29,105
Enel Green Power S.p.A.	15,107	38,053
NRG Energy, Inc.	2,728	78,348

		225,848

Multi-Utilities (0.4%)
AGL Energy Ltd.	4,680	62,807
Ameren Corp.	2,046	73,983
CenterPoint Energy, Inc.	3,621	83,935
Centrica plc	43,815	252,275
CMS Energy Corp.	2,230	59,697
Consolidated Edison, Inc.	2,462	136,099
Dominion Resources, Inc.	4,886	316,075
DTE Energy Co.	1,486	98,655
E.ON SE	15,293	282,233
GDF Suez S.A.	11,355	267,042
Integrys Energy Group, Inc.	677	36,836
National Grid plc	31,725	413,976
NiSource, Inc.	2,657	87,362
PG&E Corp.	3,788	152,581
Public Service Enterprise Group, Inc.	4,256	136,362
RWE AG	4,228	154,747
SCANA Corp.	1,192	55,941
Sempra Energy	1,916	171,980
Suez Environnement Co. S.A.	2,316	41,499

TECO Energy, Inc.	1,778	$30,653
Veolia Environnement S.A.	2,922	47,655
Wisconsin Energy Corp.	1,887	78,009

		3,040,402

Water Utilities (0.0%)
Severn Trent plc	2,063	58,247
United Utilities Group plc	5,928	65,917

		124,164

Total Utilities		8,020,308

Total Common Stocks (78.5%) (Cost $498,731,295)		703,906,913

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol S.A., expiring 1/9/14* (Cost $—)	80,178	54,709

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.7%)
Royal Bank of Canada 0.01%, 1/2/14 (p)	$6,000,000	6,000,000

Total Time Deposits		6,000,000

Total Short-Term Investments (0.7%) (Cost $6,000,000)		6,000,000

Total Investments (79.2%) (Cost $504,731,295)		709,961,622
Other Assets Less Liabilities (20.8%)		186,592,352

Net Assets (100%)		$896,553,974

*	Non-income producing.
†	Securities (totaling $2,304 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2013, the market value of these securities amounted to $6,183,910 or 0.7% of net assets.
(p)	Yield to maturity.

Glossary:

ADR	— Amerocan Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

See Notes to Financial Statements.

1111

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Country Diversification As a Percentage of Total Net Assets
Australia	0.9%
Austria	0.0	#
Belgium	0.6
Bermuda	0.0	#
Brazil	0.3
Canada	0.2
China	0.2
Denmark	0.2
Finland	0.1
France	5.5
Germany	4.4
Hong Kong	1.3
Ireland	1.3
Israel	0.3
Italy	1.6
Japan	4.5
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#
Netherlands	4.2
New Zealand	0.0	#
Norway	0.6
Portugal	0.0	#
Singapore	1.1
South Korea	1.7
Spain	1.1
Sweden	1.0
Switzerland	4.8
Taiwan	0.2
Turkey	0.1
United Kingdom	9.2
United States	33.8
Cash and Other	20.8

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Securities	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$ 276,131	$—	$—	$424,439	$12,176	$—

At December 31, 2013, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	954	March-14	$38,824,896	$40,789,946	$1,965,050
FTSE 100 Index	227	March-14	24,246,346	25,175,946	929,600
S&P 500 E-Mini Index	934	March-14	83,917,254	85,979,370	2,062,116
SPI 200 Index	79	March-14	8,942,653	9,378,173	435,520
TOPIX Index	200	March-14	23,985,637	24,855,824	870,187

					$6,262,473

At December 31, 2013, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	750	$1,241,355	$1,227,754	$13,601
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	3,500	4,814,845	4,825,538	(10,693)
Japanese Yen vs. U.S. Dollar, expiring 3/14/14	Deutsche Bank AG	200,000	1,899,820	1,951,566	(51,746)

					$(48,838)

See Notes to Financial Statements.

1112

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/6/14	Royal Bank of Scotland	2,123	$20,269	$20,156	$113
Japanese Yen vs. U.S. Dollar, expiring 1/7/14	Deutsche Bank AG	70	665	663	2

					115

					$(48,723)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$44,872,025	$39,853,217	$—	$84,725,242
Consumer Staples	25,570,193	20,204,961	—	45,775,154
Energy	35,420,332	38,233,513	—	73,653,845
Financials	51,505,519	97,710,421	—	149,215,940
Health Care	59,654,107	51,074,425	—	110,728,532
Industrials	31,832,650	44,364,056	2,304	76,199,010
Information Technology	61,047,022	18,965,580	—	80,012,602
Materials	12,543,422	24,749,531	—	37,292,953
Telecommunication Services	7,216,774	31,066,553	—	38,283,327
Utilities	4,065,960	3,954,348	—	8,020,308
Forward Currency Contracts	—	13,716	—	13,716
Futures	6,262,473	—	—	6,262,473
Rights
Energy	—	54,709	—	54,709
Short-Term Investments	—	6,000,000	—	6,000,000

Total Assets	$339,990,477	$376,245,030	$2,304	$716,237,811

Liabilities:
Forward Currency Contracts	$—	$(62,439)	$—	$(62,439)

Total Liabilities	$—	$(62,439)	$—	$(62,439)

Total	$339,990,477	$376,182,591	$2,304	$716,175,372

(a)	A security with a market value of $103,606 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Financial Statements.

1113

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$–	*
Foreign exchange contracts	Receivables	13,716
Credit contracts	Receivables	–
Equity contracts	Receivables, Net assets - Unrealized appreciation	6,262,473	*
Commodity contracts	Receivables	–
Other contracts	Receivables	–

Total		$6,276,189

Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized
	depreciation	$–	*
Foreign exchange contracts	Payables	(62,439)
Credit contracts	Payables	–
Equity contracts	Payables, Net assets - Unrealized
	depreciation	–	*
Commodity contracts	Payables	–
Other contracts	Payables	–

Total		$(62,439)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$–	$–	$–	$–	$–
Foreign exchange contracts	–	–	(25,033)	–	(25,033)
Credit contracts	–	–	–	–	–
Equity contracts	–	37,659,310	–	–	37,659,310
Commodity contracts	–	–	–	–	–
Other contracts	–	–	–	–	–

Total	$–	$37,659,310	$(25,033)	$–	$37,634,277

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$–	$–	$–	$–	$–
Foreign exchange contracts	–	–	(28,929)	–	(28,929)
Credit contracts	–	–	–	–	–
Equity contracts	–	4,895,690	–	–	4,895,690
Commodity contracts	–	–	–	–	–
Other contracts	–	–	–	–	–

Total	$–	$4,895,690	$(28,929)	$–	$4,866,761

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

1114

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $7,201,000 and futures contracts with an average notional balance of approximately $166,906,000 during the year ended December 31, 2013.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$ 13,601		$ (10,693)	$—	$2,908
Deutsche Bank AG	2		(2)	—	—
Royal Bank of Scotland	113		—	—	113
Exchange Traded Futures & Options Contracts (b)	6,262,473	(c)	—	—	6,262,473

	$ 6,276,189		$ (10,695)	$—	$6,265,494

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$ 10,693		$ (10,693)	$—	$—
Deutsche Bank AG	51,746		(2)	—	51,744

	$ 62,439		$ (10,695)	$—	$51,744

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers for futures contracts.

Investment security transactions for the year ended December 31, 2013:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$81,961,565
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$96,377,813

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$237,799,118
Aggregate gross unrealized depreciation	(35,085,705)

Net unrealized appreciation	$202,713,413

Federal income tax cost of investments	$507,248,209

The Portfolio has a net capital loss carryforward of $99,339,730, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $56,914,965 during 2013.

See Notes to Financial Statements.

1115

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Affiliated Issuers (Cost $381,559)	$424,439
Unaffiliated Issuers (Cost $504,349,736)	709,537,183
Cash	83,760,110
Foreign cash (Cost $94,815,178)	91,862,489
Cash held as collateral at broker	10,448,000
Dividends, interest and other receivables	1,299,463
Due from broker for futures variation margin	569,793
Receivable from Separate Accounts for Trust shares sold	197,140
Receivable for securities sold	160,452
Unrealized appreciation on forward foreign currency contracts	13,716
Other assets	25,012

Total assets	898,297,797

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	808,469
Investment management fees payable	522,415
Administrative fees payable	112,000
Distribution fees payable - Class IB	73,671
Payable for securities purchased	70,413
Unrealized depreciation on forward foreign currency contracts	62,439
Distribution fees payable - Class IA	771
Trustees’ fees payable	451
Accrued expenses	93,194

Total liabilities	1,743,823

NET ASSETS	$896,553,974

Net assets were comprised of:
Paid in capital	$804,550,859
Accumulated undistributed net investment income (loss)	(485,100)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(116,039,033)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	208,527,248

Net assets	$896,553,974

Class IA
Net asset value, offering and redemption price per share, $3,628,188 / 314,838 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.52

Class IB
Net asset value, offering and redemption price per share, $355,914,525 / 30,879,875 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.53

Class K
Net asset value, offering and redemption price per share, $537,011,261 / 46,605,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends ($12,176 of dividend income received from affiliates) (net of $742,150 foreign withholding tax)	$15,514,277
Interest	121,548

Total income	15,635,825

EXPENSES
Investment management fees	5,663,380
Administrative fees	1,260,904
Distribution fees - Class IB	720,843
Custodian fees	114,500
Printing and mailing expenses	83,846
Professional fees	64,208
Trustees’ fees	21,266
Distribution fees - Class IA	7,922
Miscellaneous	196,151

Gross expenses	8,133,020
Less: Fees paid indirectly	(1,232)

Net expenses	8,131,788

NET INVESTMENT INCOME (LOSS)	7,504,037

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	14,095,799
Futures	37,659,310
Foreign currency transactions	(50,510)

Net realized gain (loss)	51,704,599

Change in unrealized appreciation (depreciation) on:
Investments ($148,308 of change in unrealized appreciation (depreciation) from affiliates)	133,451,676
Futures	4,895,690
Foreign currency translations	(2,288,646)

Net change in unrealized appreciation (depreciation)	136,058,720

NET REALIZED AND UNREALIZED GAIN (LOSS)	187,763,319

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,267,356

See Notes to Financial Statements.

1116

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,504,037	$9,379,923
Net realized gain (loss) on investments, futures and foreign currency transactions	51,704,599	35,743,563
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	136,058,720	76,177,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	195,267,356	121,300,541

DIVIDENDS:
Dividends from net investment income
Class IA	(27,285)	(28,778)
Class IB	(2,568,549)	(2,904,332)
Class K	(5,203,936)	(7,238,617)

TOTAL DIVIDENDS	(7,799,770)	(10,171,727)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 115,322 and 119,700 shares, respectively ]	1,155,613	1,033,897
Capital shares issued in reinvestment of dividends [ 2,439 and 3,155 shares, respectively ]	27,285	28,778
Capital shares repurchased [ (62,529) and (45,930) shares, respectively ]	(647,074)	(388,761)

Total Class IA transactions	535,824	673,914

Class IB
Capital shares sold [ 9,662,447 and 3,467,735 shares, respectively ]	99,790,242	29,706,706
Capital shares issued in reinvestment of dividends [ 229,592 and 318,531 shares, respectively ]	2,568,549	2,904,332
Capital shares repurchased [ (4,554,064) and (4,196,114) shares, respectively ]	(46,864,816)	(35,641,685)

Total Class IB transactions	55,493,975	(3,030,647)

Class K
Capital shares sold [ 1,961,828 and 846,673 shares, respectively ]	19,898,680	7,262,034
Capital shares issued in reinvestment of dividends [ 465,335 and 793,707 shares, respectively ]	5,203,936	7,238,617
Capital shares repurchased [ (8,575,595) and (5,980,352) shares, respectively ]	(90,494,222)	(50,791,647)

Total Class K transactions	(65,391,606)	(36,290,996)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,361,807)	(38,647,729)

TOTAL INCREASE (DECREASE) IN NET ASSETS	178,105,779	72,481,085
NET ASSETS:
Beginning of year	718,448,195	645,967,110

End of year (a)	$896,553,974	$718,448,195

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(485,100)	$(441,922)

See Notes to Financial Statements.

1117

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013	2012	2011		2010	2009
Net asset value, beginning of year	$9.15	$7.76	$8.64		$8.11	$6.32

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.10 (e)	0.12	(e)	0.11 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.37	1.41	(0.83)		0.56	1.80

Total from investment operations	2.45	1.51	(0.71)		0.67	1.92

Less distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.17)		(0.14)	(0.13)

Net asset value, end of year	$11.52	$9.15	$7.76		$8.64	$8.11

Total return	26.84%	19.40%	(8.11)%		8.31%	30.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,628	$2,374	$1,418		$505,950	$492,155
Ratio of expenses to average net assets:
After waivers and reimbursements	1.16%	1.17%	0.90	%(c)	0.91%	0.98%
After waivers, reimbursements and fees paid indirectly	1.16%	1.17%	0.90	%(c)	0.91%	0.90%
Before waivers, reimbursements and fees paid indirectly	1.16%	1.17%	0.91%		0.91%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.77%	1.16%	1.39%		1.34%	1.67%
After waivers, reimbursements and fees paid indirectly	0.77%	1.16%	1.39%		1.34%	1.75%
Before waivers, reimbursements and fees paid indirectly	0.77%	1.16%	1.38%		1.33%	1.65%
Portfolio turnover rate	13%	12%	8%		7%	43%

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$9.15	$7.76	$8.64		$8.11	$6.32

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.10 (e)	0.10	(e)	0.09 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.38	1.41	(0.83)		0.56	1.80

Total from investment operations	2.46	1.51	(0.73)		0.65	1.90

Less distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.15)		(0.12)	(0.11)

Net asset value, end of year	$11.53	$9.15	$7.76		$8.64	$8.11

Total return	26.95%	19.40%	(8.35)%		8.03%	30.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$355,915	$233,645	$201,451		$227,308	$214,532
Ratio of expenses to average net assets:
After waivers and reimbursements	1.16%	1.17%	1.15%		1.16%	1.23%
After waivers, reimbursements and fees paid indirectly	1.16%	1.17%	1.15%		1.16%	1.15%
Before waivers, reimbursements and fees paid indirectly	1.16%	1.17%	1.16%		1.16%	1.24	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.74%	1.20%	1.18%		1.08%	1.40%
After waivers, reimbursements and fees paid indirectly	0.74%	1.20%	1.18%		1.08%	1.48%
Before waivers, reimbursements and fees paid indirectly	0.74%	1.20%	1.17%		1.08%	1.38%
Portfolio turnover rate	13%	12%	8%		7%	43%

See Notes to Financial Statements.

1118

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EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$9.14	$7.76	$7.86

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.38	1.40	0.02

Total from investment operations	2.49	1.52	0.06

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.16)

Net asset value, end of period	$11.52	$9.14	$7.76

Total return (b)	27.30%	19.58%	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$537,011	$482,429	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.91%	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly (a)	0.91%	0.92%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)	0.91%	0.92%	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.03%	1.45%	1.54%
After waivers, reimbursements and fees paid indirectly (a)	1.03%	1.46%	1.54%
Before waivers, reimbursements and fees paid indirectly(a)	1.03%	1.45%	1.54%
Portfolio turnover rate	13%	12%	8%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1119

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares*	35.50%	17.36%	6.64%
Russell 1000® Index	33.11	18.59	7.78
* Date of inception 12/1/98. Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 35.50% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 1000® Index, returned 33.11% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•	Stock selection was the largest driver of the Portfolio’s outperformance during the year. Stock selection was the most beneficial in the Industrials, Information Technology and Energy sectors.

•

Overall, sector allocation modestly contributed to the Portfolio’s performance. In particular, underweights in Consumer Staples, Telecommunication Services and Materials contributed the most to results.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s overweight positions in Micron Technology, Inc., Hertz Global Holdings, Inc., Spirit Airlines, Inc., Morgan Stanley and NXP Semiconductors.

What hurt performance during the year:

•	Stock selection in the Telecommunication Services, Consumer Discretionary and Consumer Staples sectors detracted the most from results during the 12-month period.

•

The largest individual detractors from performance included the Portfolio’s overweight positions in NII Holdings, Inc., Digital Realty Trust, Inc., American Capital Agency, Broadcom Corp. and J. C. Penney Co., Inc.

•	In terms of sector positioning, underweights in both Consumer Discretionary and Industrials were negative for results.

Portfolio Positioning and Outlook

Following a strong year of performance, our bottom-up valuation currently suggests that the market is fairly valued to slightly overvalued, on average. This contrasts with one year ago, when the data showed a market that was full of inexpensive stocks. As it stands today, we still see pockets of attractive valuations in areas such as financials, semiconductors, software and energy.

There are a number of reasons to remain constructive on U.S. stocks. First, earnings per share (“EPS”) growth is still expected to accelerate in 2014 and 2015. Second, we expect a tailwind from growth in capital investment and spending on durable items. Finally, consumers are as financially well-off as they were at any time since prior to the financial crisis.

The market also presents risks that require vigilant attention. For instance, while EPS are growing, they are increasing at a more moderate pace than in the previous several years, and revisions are trending lower than previously forecasted. Corporate profit margins are at all-time highs, and it is plausible that these margins will eventually erode, creating a headwind for stocks. It is now apparent that the Federal Reserve Board (the ”Fed”) is willing to pull back on its quantitative easing program, and the question remains whether economic growth can be sustained without extensive Fed support. Additionally, fiscal and political issues remain unresolved in the U.S. and Europe, and we expect that these issues will likely continue to weigh on the markets to varying degrees.

Sector Weightings as of December 31, 2013	% of Net Assets
Financials	21.1%
Information Technology	19.2
Health Care	16.6
Consumer Discretionary	14.6
Energy	9.2
Industrials	9.2
Consumer Staples	5.6
Materials	2.8
Telecommunication Services	0.6
Cash and Other	1.1

100.0%

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EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IB
Actual	$1,000.00	$1,158.31	$5.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.6%)
Automobiles (2.1%)
General Motors Co.*	43,800	$1,790,106

Hotels, Restaurants & Leisure (2.6%)
Yum! Brands, Inc.	29,000	2,192,690

Internet & Catalog Retail (2.2%)
Amazon.com, Inc.*	4,623	1,843,606

Media (4.3%)
Comcast Corp., Class A	35,127	1,825,375
Walt Disney Co.	24,100	1,841,240

		3,666,615

Multiline Retail (2.4%)
J.C. Penney Co., Inc.*	66,500	608,475
Macy’s, Inc.	25,748	1,374,943

		1,983,418

Textiles, Apparel & Luxury Goods (1.0%)
Ralph Lauren Corp.	4,957	875,257

Total Consumer Discretionary		12,351,692

Consumer Staples (5.6%)
Food Products (2.9%)
Mondelez International, Inc., Class A	68,554	2,419,956

Tobacco (2.7%)
Philip Morris International, Inc.	26,720	2,328,114

Total Consumer Staples		4,748,070

Energy (9.2%)
Energy Equipment & Services (5.1%)
Baker Hughes, Inc.	20,670	1,142,224
Halliburton Co.	27,394	1,390,246
McDermott International, Inc.*	86,012	787,870
Noble Corp. plc	27,490	1,030,050

		4,350,390

Oil, Gas & Consumable Fuels (4.1%)
EOG Resources, Inc.	8,423	1,413,716
Exxon Mobil Corp.	20,000	2,024,000

		3,437,716

Total Energy		7,788,106

Financials (21.1%)
Capital Markets (3.0%)
Invesco Ltd.	21,500	782,600
Morgan Stanley	55,475	1,739,696

		2,522,296

Commercial Banks (3.6%)
U.S. Bancorp/Minnesota	37,100	1,498,840
Wells Fargo & Co.	34,338	1,558,945

		3,057,785

Consumer Finance (1.5%)
Capital One Financial Corp.	16,100	1,233,421

Diversified Financial Services (5.5%)
Citigroup, Inc.	44,533	2,320,614
JPMorgan Chase & Co.	40,068	2,343,177

		4,663,791

Insurance (4.2%)
Aon plc	10,600	$889,234
Lincoln National Corp.	21,908	1,130,891
MetLife, Inc.	28,651	1,544,862

		3,564,987

Real Estate Investment Trusts (REITs) (3.3%)
Digital Realty Trust, Inc. (REIT)	28,457	1,397,808
Simon Property Group, Inc. (REIT)	9,100	1,384,656

		2,782,464

Total Financials		17,824,744

Health Care (16.6%)
Biotechnology (4.3%)
Acorda Therapeutics, Inc.*	22,960	670,432
Alexion Pharmaceuticals, Inc.*	6,000	798,360
Alnylam Pharmaceuticals, Inc.*	8,877	571,058
Bluebird Bio, Inc.*	4,000	83,920
Epizyme, Inc.*	4,020	83,616
Gilead Sciences, Inc.*	13,269	997,165
Lexicon Pharmaceuticals, Inc.*	180,733	325,319
MacroGenics, Inc.*	3,400	93,262

		3,623,132

Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	21,331	1,483,571

Health Care Providers & Services (3.3%)
Cardinal Health, Inc.	12,535	837,463
Envision Healthcare Holdings, Inc.*	21,500	763,680
UnitedHealth Group, Inc.	16,149	1,216,020

		2,817,163

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	5,851	723,242

Pharmaceuticals (6.4%)
Allergan, Inc.	6,029	669,701
Eli Lilly and Co.	34,400	1,754,400
Hospira, Inc.*	19,577	808,139
Impax Laboratories, Inc.*	20,054	504,158
Mallinckrodt plc*	10,800	564,408
Salix Pharmaceuticals Ltd.*	7,436	668,794
Teva Pharmaceutical Industries Ltd. (ADR)	11,914	477,513

		5,447,113

Total Health Care		14,094,221

Industrials (9.2%)
Aerospace & Defense (1.6%)
General Dynamics Corp.	13,745	1,313,335

Building Products (1.0%)
Owens Corning, Inc.*	21,500	875,480

Commercial Services & Supplies (1.5%)
Waste Management, Inc.	27,848	1,249,540

Machinery (1.2%)
Illinois Tool Works, Inc.	11,926	1,002,738

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Road & Rail (3.9%)
Hertz Global Holdings, Inc.*	49,956	$1,429,741
Norfolk Southern Corp.	20,557	1,908,306

		3,338,047

Total Industrials		7,779,140

Information Technology (19.2%)
Computers & Peripherals (5.8%)
Apple, Inc.	6,657	3,735,309
NetApp, Inc.	28,651	1,178,702

		4,914,011

Electronic Equipment, Instruments & Components (0.7%)
Jabil Circuit, Inc.	35,500	619,120

IT Services (1.2%)
ServiceSource International, Inc.*	120,267	1,007,837

Semiconductors & Semiconductor Equipment (7.7%)
Applied Materials, Inc.	85,300	1,508,957
Broadcom Corp., Class A	51,572	1,529,110
Freescale Semiconductor Ltd.*	16,212	260,202
Mellanox Technologies Ltd.*	19,400	775,418
Micron Technology, Inc.*	40,414	879,409
NXP Semiconductor N.V.*	34,361	1,578,201

		6,531,297

Software (3.8%)
Adobe Systems, Inc.*	17,117	1,024,966
Check Point Software Technologies Ltd.*	19,574	1,262,915

Symantec Corp.	39,002	$919,667

		3,207,548

Total Information Technology		16,279,813

Materials (2.8%)
Chemicals (1.1%)
Monsanto Co.	8,000	932,400

Construction Materials (1.7%)
Martin Marietta Materials, Inc.	14,600	1,459,124

Total Materials		2,391,524

Telecommunication Services (0.6%)
Wireless Telecommunication Services (0.6%)
NII Holdings, Inc.*	197,806	543,967

Total Telecommunication Services		543,967

Total Investments (98.9%) (Cost $64,522,793)		83,801,277
Other Assets Less Liabilities (1.1%)		902,806

Net Assets (100%)		$84,704,083

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$12,351,692	$–	$–	$12,351,692
Consumer Staples	4,748,070	–	–	4,748,070
Energy	7,788,106	–	–	7,788,106
Financials	17,824,744	–	–	17,824,744
Health Care	14,094,221	–	–	14,094,221
Industrials	7,779,140	–	–	7,779,140
Information Technology	16,279,813	–	–	16,279,813
Materials	2,391,524	–	–	2,391,524
Telecommunication Services	543,967	–	–	543,967

Total Assets	$83,801,277	$–	$–	$83,801,277

Total Liabilities	$–	$–	$–	$–

Total	$83,801,277	$–	$–	$83,801,277

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$65,945,988
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$69,222,535

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,139,621
Aggregate gross unrealized depreciation	(2,894,819)

Net unrealized appreciation	$19,244,802

Federal income tax cost of investments	$64,556,475

For the year ended December 31, 2013, the Portfolio incurred approximately $ 104 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $8,906,028, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $13,795,795 during 2013.

See Notes to Financial Statements.

1124

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $64,522,793)	$83,801,277
Cash	933,731
Dividends, interest and other receivables	100,289
Receivable from Separate Accounts for Trust shares sold	20,779
Other assets	639

Total assets	84,856,715

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	56,978
Investment management fees payable	42,347
Distribution fees payable - Class IB	17,558
Administrative fees payable	17,152
Accrued expenses	18,597

Total liabilities	152,632

NET ASSETS	$84,704,083

Net assets were comprised of:
Paid in capital	$74,365,309
Accumulated undistributed net investment income (loss)	4,182
Accumulated undistributed net realized gain (loss) on investments	(8,943,892)
Net unrealized appreciation (depreciation) on investments	19,278,484

Net assets	$84,704,083

Class IB
Net asset value, offering and redemption price per share, $84,704,083 / 9,823,732 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$1,950,251
Interest	2,046

Total income	1,952,297

EXPENSES
Investment management fees	879,483
Distribution fees - Class IB	293,161
Administrative fees	148,970
Professional fees	39,686
Custodian fees	17,002
Printing and mailing expenses	11,041
Trustees’ fees	3,666
Miscellaneous	3,070

Gross expenses	1,396,079
Less: Waiver from investment manager	(163,841)

Net expenses	1,232,238

NET INVESTMENT INCOME (LOSS)	720,059

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	30,094,911
Net change in unrealized appreciation (depreciation) on investments	3,893,574

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,988,485

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,708,544

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$720,059	$1,189,233
Net realized gain (loss) on investments	30,094,911	4,707,905
Net change in unrealized appreciation (depreciation) on investments	3,893,574	11,228,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,708,544	17,125,734

DIVIDENDS:
Dividends from net investment income
Class IB	(749,617)	(1,222,143)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,133,106 and 4,728,475 shares, respectively ]	23,413,034	29,749,582
Capital shares issued in reinvestment of dividends [ 89,363 and 189,960 shares, respectively ]	749,617	1,222,143
Capital shares repurchased [ (3,466,071) and (6,329,662) shares, respectively ]	(25,819,425)	(39,708,718)
Capital shares repurchased in-kind (Note 9)[ (12,251,723) and 0 shares, respectively ]	(90,888,048)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(92,544,822)	(8,736,993)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,585,895)	7,166,598
NET ASSETS:
Beginning of year	143,289,978	136,123,380

End of year (a)	$84,704,083	$143,289,978

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,182	—

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.42	$5.74	$5.95	$5.30	$4.03

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.05 (e)	0.04 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	2.23	0.69	(0.21)	0.65	1.27

Total from investment operations	2.28	0.74	(0.16)	0.69	1.31

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.05)	(0.04)	(0.04)

Net asset value, end of year	$8.62	$6.42	$5.74	$5.95	$5.30

Total return	35.50%	12.80%	(2.72)%	13.04%	32.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$84,704	$143,290	$136,123	$149,759	$142,818
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.03%	1.03%	1.01%
Before waivers and fees paid indirectly	1.19%	1.19%	1.17%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers	0.61%	0.81%	0.75%	0.69%	0.79%
After waivers and fees paid indirectly	0.61%	0.81%	0.77%	0.71%	0.83%
Before waivers and fees paid indirectly	0.47%	0.67%	0.63%	0.59%	0.65%
Portfolio turnover rate	58%	65%	63%	53%	54%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1127

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/13
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	39.08%	21.20%	9.66%
Portfolio – Class IB Shares*	39.07	21.01	9.43
Portfolio – Class K Shares***	39.51	N/A	30.38
Russell 3000® Growth Index	34.23	20.56	7.95
* Date of inception 1/1/99. ** Date of inception 10/2/02. ***Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 39.08% for the year ended December 31, 2013. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 34.23% over the same period.

Portfolio Highlights

For the year ended December 31, 2013

What helped performance during the year:

•

Security selection in the Information Technology sector contributed significantly to annual returns. Specific strength was visible among credit card related IT services firms. Alliance Data Systems Corp. rose sharply after the company posted better than expected earnings growth. The issuer of private label credit cards is less sensitive to overall consumer sentiment given the higher credit scores of its cardholders. Electronic payment processors also contributed to performance as MasterCard, Inc. posted impressive annual returns.

•

Facebook, Inc. was up sharply as investors began to appreciate the company’s efforts to monetize advertising through its enhanced mobile application. Further contributing to annual returns was LinkedIn Corporation. The online professional networking company reported strong revenue and earnings growth, above even the most aggressive estimates. The company also saw a re-acceleration of growth in member and usage data.

•	Constellation Brands, Inc. proved to be a top contributor to annual returns. During the year, earnings improved while raw material prices fell.

What hurt performance during the year:

•

Security selection within the Health Care sector yielded mixed results in 2013. While strength was visible among biotechnology and health care providers/services companies, security selection within the pharmaceutical industry weighed on annual performance. Specifically, Allergan Inc., suffered from an unexpected delay of approval for a key drug that would expand the company in the fast growing macular degeneration market.

•

A modest overweight position in the wireless telecommunication services industry also proved to be a detractor in 2013. Firms such as Crown Castle International lagged the market as investors gravitated to more cyclical sectors.

Portfolio Positioning and Outlook

As we move into 2014, many investors are questioning the durability of the rally in U.S. equities. There are concerns about valuations, as well as the economy’s ability to thrive as the Federal Reserve winds down Quantitative Easing. We acknowledge that several constructive developments – the resurgence of U.S. manufacturing, strength in durable goods, a stronger housing market – are currently “in” equity valuations. This resulted in a year of rising multiples for a broad swath of industries. However, as opposed to overheating, we view the expansion in multiples as a correction from overly pessimistic valuations during previous years. Indeed, based on historical valuations, in conjunction with low levels of inflation and interest rates, U.S. stocks still look very reasonably priced to us.

Sector Weightings as of December 31, 2013	% of Net Assets
Information Technology	28.0%
Consumer Discretionary	24.5
Health Care	15.7
Industrials	14.4
Financials	5.6
Energy	4.5
Telecommunication Services	2.1
Consumer Staples	2.0
Materials	1.5
Cash and Other	1.7

100.0%

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UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13
Class IA
Actual	$1,000.00	$1,241.80	$5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.32
Class IB
Actual	1,000.00	1,241.16	5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.32
Class K
Actual	1,000.00	1,242.41	4.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.21	4.04

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2013

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (24.5%)
Auto Components (1.1%)
Delphi Automotive plc	78,300	$4,708,179

Distributors (1.3%)
LKQ Corp.*	167,100	5,497,590

Hotels, Restaurants & Leisure (1.7%)
Starbucks Corp.	93,649	7,341,145

Internet & Catalog Retail (6.4%)
Amazon.com, Inc.*	33,353	13,300,843
Netflix, Inc.*	16,500	6,074,805
priceline.com, Inc.*	6,497	7,552,113

		26,927,761

Media (6.0%)
AMC Networks, Inc., Class A*	88,200	6,007,302
Discovery Communications, Inc.,
Class C*	74,521	6,249,331
Liberty Global plc*	71,145	5,998,946
Liberty Global plc, Class A*	29,746	2,647,097
Sirius XM Holdings, Inc.*	1,244,603	4,343,665

		25,246,341

Specialty Retail (6.1%)
AutoNation, Inc.*	103,400	5,137,946
Best Buy Co., Inc.	134,700	5,371,836
Home Depot, Inc.	57,672	4,748,713
Restoration Hardware Holdings, Inc.*	61,868	4,163,716
TJX Cos., Inc.	95,432	6,081,881

		25,504,092

Textiles, Apparel & Luxury Goods (1.9%)
Michael Kors Holdings Ltd.*	57,700	4,684,663
Under Armour, Inc., Class A*	39,481	3,446,691

		8,131,354

Total Consumer Discretionary		103,356,462

Consumer Staples (2.0%)
Beverages (2.0%)
Constellation Brands, Inc., Class A*	120,604	8,488,109

Total Consumer Staples		8,488,109

Energy (4.5%)
Oil, Gas & Consumable Fuels (4.5%)
Antero Resources Corp.*	56,226	3,566,978
Concho Resources, Inc.*	27,200	2,937,600
Gulfport Energy Corp.*	52,100	3,290,115
Marathon Petroleum Corp.	35,200	3,228,896
Pioneer Natural Resources Co.	31,120	5,728,258

Total Energy		18,751,847

Financials (5.6%)
Capital Markets (1.6%)
Affiliated Managers Group, Inc.*	30,016	6,509,870

Consumer Finance (1.3%)
American Express Co.	60,900	5,525,457

Diversified Financial Services (2.1%)
IntercontinentalExchange Group, Inc.	40,106	$9,020,642

Insurance (0.6%)
eHealth, Inc.*	58,000	2,696,420

Total Financials		23,752,389

Health Care (15.7%)
Biotechnology (6.8%)
Alexion Pharmaceuticals, Inc.*	55,538	7,389,886
Biogen Idec, Inc.*	20,021	5,600,875
Celgene Corp.*	41,400	6,994,944
Gilead Sciences, Inc.*	117,047	8,796,082

		28,781,787

Health Care Equipment & Supplies (1.3%)
Boston Scientific Corp.*	443,400	5,329,668

Health Care Providers & Services (3.3%)
Cardinal Health, Inc.	42,768	2,857,330
Envision Healthcare Holdings, Inc.*	113,929	4,046,758
McKesson Corp.	28,000	4,519,200
Team Health Holdings, Inc.*	50,249	2,288,842

		13,712,130

Pharmaceuticals (4.3%)
AbbVie, Inc.	76,700	4,050,527
Actavis plc*	32,300	5,426,400
Bristol-Myers Squibb Co.	107,300	5,702,995
Shire plc (ADR)	22,100	3,122,509

		18,302,431

Total Health Care		66,126,016

Industrials (14.4%)
Aerospace & Defense (3.0%)
B/E Aerospace, Inc.*	75,400	6,562,062
Precision Castparts Corp.	22,496	6,058,173

		12,620,235

Airlines (3.1%)
Copa Holdings S.A., Class A	39,311	6,294,084
Delta Air Lines, Inc.	245,700	6,749,379

		13,043,463

Building Products (1.3%)
Fortune Brands Home & Security, Inc.	118,936	5,435,375

Construction & Engineering (0.8%)
Quanta Services, Inc.*	101,273	3,196,176

Electrical Equipment (1.5%)
Eaton Corp. plc	83,112	6,326,485

Professional Services (1.1%)
Advisory Board Co.*	58,823	3,745,261
Verisk Analytics, Inc., Class A*	17,138	1,126,309

		4,871,570

Road & Rail (2.4%)
Kansas City Southern	81,009	10,031,345

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (1.2%)
United Rentals, Inc.*	67,600	$5,269,420

Total Industrials		60,794,069

Information Technology (28.0%)
Computers & Peripherals (3.9%)
Apple, Inc.	21,097	11,837,738
Stratasys Ltd.*	33,980	4,577,106

		16,414,844

Electronic Equipment, Instruments & Components (0.7%)
Cognex Corp.*	74,600	2,848,228

Internet Software & Services (7.2%)
Facebook, Inc., Class A*	160,188	8,755,876
Google, Inc., Class A*	14,708	16,483,403
LinkedIn Corp., Class A*	24,306	5,270,270
Twitter, Inc.*	2,536	161,416

		30,670,965

IT Services (8.0%)
Alliance Data Systems Corp.*	36,837	9,685,552
MasterCard, Inc., Class A	7,289	6,089,668
Vantiv, Inc., Class A*	236,191	7,702,189
Visa, Inc., Class A	45,616	10,157,771

		33,635,180

Semiconductors & Semiconductor Equipment (2.9%)
ARM Holdings plc (ADR)	109,363	5,986,530
ASML Holding N.V.	66,500	6,231,050

		12,217,580

Software (5.3%)
CommVault Systems, Inc.*	84,989	6,363,976
FleetMatics Group plc*	54,800	2,370,100

Guidewire Software, Inc.*	44,849	$2,200,741
Salesforce.com, Inc.*	123,058	6,791,571
ServiceNow, Inc.*	84,223	4,717,330

		22,443,718

Total Information Technology		118,230,515

Materials (1.5%)
Chemicals (1.5%)
Monsanto Co.	53,989	6,292,418

Total Materials		6,292,418

Telecommunication Services (2.1%)
Wireless Telecommunication Services (2.1%)
SBA Communications Corp., Class A* .	99,160	8,908,534

Total Telecommunication Services		8,908,534

Total Investments (98.3%) (Cost $299,073,383)		414,700,359
Other Assets Less Liabilities (1.7%)		7,321,082

Net Assets (100%)		$422,021,441

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$103,356,462	$—	$—	$103,356,462
Consumer Staples	8,488,109	—	—	8,488,109
Energy	18,751,847	—	—	18,751,847
Financials	23,752,389	—	—	23,752,389
Health Care	66,126,016	—	—	66,126,016
Industrials	60,794,069	—	—	60,794,069
Information Technology	118,230,515	—	—	118,230,515
Materials	6,292,418	—	—	6,292,418
Telecommunication Services	8,908,534	—	—	8,908,534

Total Assets	$414,700,359	$—	$—	$414,700,359

Total Liabilities	$—	$—	$—	$—

Total	$414,700,359	$—	$—	$414,700,359

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

The Portfolio held no derivatives contracts during the year ended December 31, 2013.

Investment security transactions for the year ended December 31, 2013 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$651,681,116
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$660,581,405

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$115,747,789
Aggregate gross unrealized depreciation	(198,180)

Net unrealized appreciation	$115,549,609

Federal income tax cost of investments	$299,150,750

For the year ended December 31, 2013, the Portfolio incurred approximately $4,838 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value (Cost $299,073,383)	$414,700,359
Cash	18,760,358
Receivable for securities sold	6,209,824
Receivable from Separate Accounts for Trust shares sold	205,223
Dividends, interest and other receivables	76,826
Other assets	4,035

Total assets	439,956,625

LIABILITIES
Payable for securities purchased	16,544,973
Payable to Separate Accounts for Trust shares redeemed	1,019,642
Investment management fees payable	225,850
Distribution fees payable - Class IB	81,793
Administrative fees payable	45,240
Distribution fees payable - Class IA	3,352
Accrued expenses	14,334

Total liabilities	17,935,184

NET ASSETS	$422,021,441

Net assets were comprised of:
Paid in capital	$295,495,705
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	10,898,760
Net unrealized appreciation (depreciation) on investments	115,626,976

Net assets	$422,021,441

Class IA
Net asset value, offering and redemption price per share, $16,380,785 / 1,330,920 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.31

Class IB
Net asset value, offering and redemption price per share, $397,390,344 / 33,052,214 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.02

Class K
Net asset value, offering and redemption price per share, $8,250,312 / 669,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.33

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$4,156,725
Interest	11,068

Total income	4,167,793

EXPENSES
Investment management fees	4,249,423
Distribution fees - Class IB	1,588,996
Administrative fees	693,423
Printing and mailing expenses	55,928
Professional fees	50,848
Custodian fees	38,501
Distribution fees - Class IA	33,865
Trustees’ fees	21,462
Miscellaneous	18,826

Gross expenses	6,751,272
Less: Fees paid indirectly	(60,852)

Net expenses	6,690,420

NET INVESTMENT INCOME (LOSS)	(2,522,627)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	224,750,091
Net change in unrealized appreciation (depreciation) on investments	(44,828,469)

NET REALIZED AND UNREALIZED GAIN (LOSS)	179,921,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$177,398,995

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,522,627)	$117,155
Net realized gain (loss) on investments	224,750,091	26,240,328
Net change in unrealized appreciation (depreciation) on investments	(44,828,469)	115,595,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	177,398,995	141,952,537

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(1,654)
Class IB	—	(116,849)
Class K†	—	(2,573)

	—	(121,076)

Distributions from net realized capital gains
Class IA	(3,366,922)	(395,560)
Class IB	(84,027,521)	(28,623,310)
Class K†	(1,637,392)	(22,374)

	(89,031,835)	(29,041,244)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(89,031,835)	(29,162,320)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 292,199 and 738,289 shares, respectively ]	3,736,010	8,178,399
Capital shares issued in reinvestment of dividends and distributions [ 278,711 and 35,453 shares, respectively ]	3,366,922	397,214
Capital shares repurchased [ (228,269) and (700,807) shares, respectively ]	(2,973,824)	(7,797,378)

Total Class IA transactions	4,129,108	778,235

Class IB
Capital shares sold [ 11,195,402 and 20,815,613 shares, respectively ]	138,968,820	226,368,743
Capital shares issued in reinvestment of dividends and distributions [ 7,120,584 and 2,612,610 shares, respectively ]	84,027,521	28,740,159
Capital shares repurchased [ (11,393,024) and (15,973,229) shares, respectively ]	(140,332,246)	(172,284,401)
Capital shares repurchased in-kind (Note 9)[ (52,898,368) and 0 shares, respectively ]	(645,225,118)	—

Total Class IB transactions	(562,561,023)	82,824,501

Class K †
Capital shares sold [ 623,820 and 124,819 shares, respectively ]	8,007,068	1,416,417
Capital shares issued in reinvestment of dividends and distributions [ 135,485 and 2,227 shares, respectively ]	1,637,392	24,947
Capital shares repurchased [ (217,214) and 0 shares, respectively ]	(2,755,487)	—
Capital shares repurchased in-kind (Note 9)[ (10) and 0 shares, respectively ]	(125)	—

Total Class K transactions	6,888,848	1,441,364

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
TRANSACTIONS	(551,543,067)	85,044,100

TOTAL INCREASE (DECREASE) IN NET ASSETS	(463,175,907)	197,834,317
NET ASSETS:
Beginning of year	885,197,348	687,363,031

End of year (a)	$422,021,441	$885,197,348

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

† Class K commenced operations on August 29, 2012.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2013		2012		2011		2010		2009
Net asset value, beginning of year	$11.25		$9.65		$10.43		$9.11		$6.50

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(e)	—	#(e)	(0.03	)(e)	—	#(e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	4.35		1.97		(0.57)		1.60		2.60

Total from investment operations	4.29		1.97		(0.60)		1.60		2.64

Less distributions:
Dividends from net investment income	—		—	#	—		—	#	(0.03)
Distributions from net realized gains	(3.23)		(0.37)		(0.18)		(0.28)		—

Total dividends and distributions	(3.23)		(0.37)		(0.18)		(0.28)		(0.03)

Net asset value, end of year	$12.31		$11.25		$9.65		$10.43		$9.11

Total return	39.08%		20.47%		(5.64)%		17.56%		40.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,381		$11,114		$8,833		$7,796		$2,278
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%		1.02%		0.76%		0.71%		0.83%
Before fees paid indirectly	1.04%		1.03%		0.78%		0.78%		0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.47)%		0.01%		(0.33)%		—	%‡‡	0.45%
Before fees paid indirectly	(0.48)%		—	%‡‡	(0.35)%		(0.07)%		0.43%
Portfolio turnover rate	103%		92%		110%		164%		15%

	Year Ended December 31,
Class IB	2013		2012		2011		2010		2009
Net asset value, beginning of year	$11.04		$9.48		$10.28		$9.00		$6.42

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	—	#(e)	(0.06	)(e)	(0.02	)(e)	0.02 (e)
Net realized and unrealized gain (loss) on investments	4.26		1.93		(0.56)		1.58		2.57

Total from investment operations	4.21		1.93		(0.62)		1.56		2.59

Less distributions:
Dividends from net investment income	—		—	#	—		—	#	(0.01)
Distributions from net realized gains	(3.23)		(0.37)		(0.18)		(0.28)		—

Total dividends and distributions	(3.23)		(0.37)		(0.18)		(0.28)		(0.01)

Net asset value, end of year	$12.02		$11.04		$9.48		$10.28		$9.00

Total return	39.07%		20.41%		(5.92)%		17.33%		40.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$397,390		$872,656		$678,530		$558,097		$381,950
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%		1.02%		1.01	%(c)	0.96	%(c)	1.09%
Before fees paid indirectly	1.04%		1.03%		1.03%		1.03%		1.10%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.39)%		0.01%		(0.57)%		(0.24)%		0.22%
Before fees paid indirectly	(0.39)%		—	%‡‡	(0.60)%		(0.32)%		0.20%
Portfolio turnover rate	103%		92%		110%		164%		15%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2013		August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$11.23		$11.26

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments	4.36		0.21

Total from investment operations	4.33		0.26

Less distributions:
Dividends from net investment income	—		(0.03)
Distributions from net realized gains	(3.23)		(0.26)

Total dividends and distributions	(3.23)		(0.29)

Net asset value, end of period	$12.33		$11.23

Total return (b).	39.51%		2.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,250		$1,427
Ratio of expenses to average net assets:
After fees paid indirectly (a).	0.78%		0.79%
Before fees paid indirectly (a).	0.79%		0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a).	(0.23)%		1.32%
Before fees paid indirectly (a)	(0.25)%		1.32%
Portfolio turnover rate	103%		92%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with seventy-four diversified portfolios and three non-diversified portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On April 12, 2012, AXA Equitable contributed $100,000 in seed capital into Class IB of the AXA Aggressive Strategy Portfolio.

On August 29, 2012, AXA Equitable contributed $250,000 in seed capital into each of Class IB and Class K of the All Asset Moderate Growth — Alt 15 Portfolio.

On August 29, 2012, AXA Equitable contributed $250,000 in seed capital into each of Class IB and Class K of the All Asset Aggressive — Alt 25 Portfolio.

On August 29, 2012, AXA Equitable contributed $10,000 in seed capital into Class K of the All Asset Growth – Alt 20 Portfolio and the EQ/Wells Fargo Omega Growth Portfolio.

On February 8, 2013, AXA Equitable contributed $4,817,348 in capital into Class IB of the AXA Ultra Conservative Strategy Portfolio.

On February 8, 2013, AXA Equitable contributed $6,000,000 in seed capital into each of Class IB and Class K of the EQ/Emerging Markets Equity PLUS Portfolio.

On February 8, 2013, AXA Equitable contributed $23,000,000 in seed capital into each of Class IB and Class K of the EQ/High Yield Bond Portfolio.

On February 8, 2013, AXA Equitable contributed $2,500,000 in seed capital into each of Class IB and Class K of the EQ/Natural Resources PLUS Portfolio.

On February 8, 2013, AXA Equitable contributed $125,000 in seed capital into each of Class IB and Class K of the EQ/PIMCO Global Real Return Portfolio.

On February 8, 2013, AXA Equitable contributed $125,000 in seed capital into each of Class IB and Class K of the EQ/Real Estate PLUS Portfolio.

On May 20, 2013, AXA Equitable contributed $2,500,000 in seed capital into each of Class IB and Class K of the EQ/AllianceBernstein Short Duration Government Bond Portfolio.

On October 28, 2013, AXA Equitable contributed $2,000,000 in seed capital into each of Class IB and Class K of the All Asset Aggressive – Alt 50 Portfolio, the All Asset Aggressive – Alt 75 Portfolio, the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio.

On October 28, 2013, AXA Equitable contributed $5,000,000 in seed capital into each of Class IB and Class K of the AXA SmartBetaTM Equity Portfolio and the EQ/Convertible Securities Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

Each of the All Asset Moderate Growth-Alt 15 Portfolio, the All Asset Growth-Alt 20 Portfolio, the All Asset Aggressive-Alt 25 Portfolio, the All Asset Aggressive-Alt 50 Portfolio and the All

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Asset Aggressive-Alt 75 Portfolio (each an “All Asset Portfolio”; together, the “All Asset Portfolios”) is a type of mutual fund often described as a “fund of funds” mutual fund. The All Asset Portfolios pursue their investment objective by investing exclusively in other mutual funds managed by FMG LLC and other unaffiliated investment companies or exchange-traded funds.

The AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio (each an “AXA Strategy Portfolio”; together, the “AXA Strategy Portfolios”) and EQ/Franklin Templeton Allocation Portfolio are types of mutual funds often described as “fund of funds.” The EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by FMG LLC.

The EQ/Energy ETF Portfolio, EQ/International ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio (each an “ETF Portfolio”; together, the “ETF Portfolios”) are types of mutual funds often described as a “fund of funds” mutual fund. The ETF Portfolios pursue their investment objective by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

The EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Natural Resources PLUS Portfolio and EQ/Real Estate PLUS Portfolio (each a “PLUS Portfolio”; together, the “PLUS Portfolios”), and the EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Convertible Securities Portfolio, EQ/High Yield Bond Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, and the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio and the ATM Small Cap Portfolio (each a “Tactical Portfolio”, together the “Tactical Portfolios”) employ multiple Advisers (each a “Multiadviser Portfolio”; together the “Multiadviser Portfolios”). Each of the Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Multiadviser Portfolio independently from the other Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Multiadviser Portfolio. Because each Adviser directs the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Advisers, the Multiadviser Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K. As of and during the year ended December 31, 2013, the Trust had Class IB shares outstanding for each Portfolio except for the ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and EQ/AllianceBernstein Short-Term Bond Portfolio. During the year ended December 31, 2013, the Trust had Class IA shares outstanding for certain Portfolios as shown in the respective Statements of Assets and Liabilities. In addition, during a portion of the year ended December 31, 2013, the Trust had Class K shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have

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identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC. The AXA Equitable 401(k) Plan is the primary shareholder of Class K for EQ/Equity Growth PLUS Portfolio.

The investment objectives of each Portfolio are as follows:

All Asset Moderate Growth-Alt 15 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

All Asset Aggressive-Alt 25 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

All Asset Aggressive-Alt 50 Portfolio — Seeks long-term capital appreciation.

All Asset Aggressive-Alt 75 Portfolio — Seeks long-term capital appreciation.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

EQ/Franklin Templeton Allocation Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/Energy ETF Portfolio — Seeks long-term capital appreciation.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

EQ/Low Volatility Global ETF Portfolio —Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

AXA SmartBetaTM Equity Portfolio (advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

AXA Tactical Manager 500 Portfolio (advised by FMG LLC, AllianceBernstein L.P. (“AllianceBernstein”), an affiliate of FMG LLC) and BlackRock Investment Management, LLC (“BlackRock”) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Tactical Manager 400 Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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AXA Tactical Manager 2000 Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Tactical Manager International Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Large Cap Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio (advised by AllianceBernstein) — Seeks to achieve total return from long-term growth of capital and income.

EQ/AllianceBernstein Short Duration Government Bond Portfolio (advised by AllianceBernstein) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AllianceBernstein Short-Term Bond Portfolio (advised by AllianceBernstein) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by FMG LLC and AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AXA Franklin Small Cap Value Core Portfolio (advised by FMG LLC, BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/BlackRock Basic Value Equity Portfolio (advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Convertible Securities Portfolio (advised by FMG LLC and Palisade Capital Management, L.L.C) — Seeks a high level of total return.

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EQ/Core Bond Index Portfolio (advised by FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government/Credit Index.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks to achieve long-term growth of capital.

EQ/Emerging Markets Equity PLUS Portfolio (advised by FMG LLC, EARNEST Partners, LLC and AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Price Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Equity Growth PLUS Portfolio (advised by FMG LLC, BlackRock Capital Management, Inc. and BlackRock) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Core Balanced Portfolio (advised by FMG LLC, BlackRock and Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (advised by FMG LLC, BlackRock, First International Advisors, LLC and Wells Capital Management, Inc. (“Wells Capital Management”)) — Seeks to achieve capital growth and current income.

EQ/Global Multi-Sector Equity Portfolio (advised by FMG LLC, BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On July 22, 2013 Oppenheimer was added as an adviser to the Portfolio.

EQ/High Yield Bond Portfolio (advised by FMG LLC and AXA Investment Managers, Inc.) — Seeks to maximize current income.

EQ/Intermediate Government Bond Portfolio (advised by FMG LLC and SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate U.S. Government Bond Index.

EQ/International Core PLUS Portfolio (advised by FMG LLC, BlackRock, Hirayama Investments, Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and WHV Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Equity Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EURO STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/International Value PLUS Portfolio (advised by FMG LLC, BlackRock and Northern Cross LLC) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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EQ/Invesco Comstock Portfolio (formerly EQ/Van Kampen Comstock Portfolio, name change effective August 14, 2013) (advised by Invesco Advisers, Inc.) — Seeks to achieve capital growth and income.

EQ/JPMorgan Value Opportunities Portfolio (advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core PLUS Portfolio (advised by FMG LLC, BlackRock, Capital Guardian and Institutional Capital LLC) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Growth Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Growth PLUS Portfolio (advised by FMG LLC, BlackRock, Marsico Capital Management, LLC, T.Rowe Price Associates, Inc. (“T. Rowe Price”) and Wells Capital Management) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Value Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value PLUS Portfolio (advised by FMG LLC, AllianceBernstein and BlackRock) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On July 29, 2013 BlackRock was added as an adviser to the Portfolio.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett & Co. LLC) — Seeks to achieve capital appreciation and growth of income with reasonable risk.

EQ/MFS International Growth Portfolio (advised by MFS) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.

EQ/Mid Cap Value PLUS Portfolio (advised by FMG LLC, BlackRock and Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On July 22, 2013 Diamond Hill was added as an adviser to the Portfolio.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, LLC) — Seeks to achieve capital appreciation.

EQ/Morgan Stanley Mid Cap Growth Portfolio (advised by MSIM) — Seeks to achieve capital growth.

EQ/Mutual Large Cap Equity Portfolio (advised by FMG LLC, BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Natural Resources PLUS Portfolio (advised by FMG LLC, AllianceBernstein and RBC Global Asset Management (U.S.) Inc.) — Seeks to achieve long-term growth of capital.

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EQ/Oppenheimer Global Portfolio (advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (advised by Pacific Investment Management Company, LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (advised by FMG LLC, AllianceBernstein and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital. On July 22, 2013 PIMCO was added as an adviser to the Portfolio.

EQ/Real Estate PLUS Portfolio (advised by FMG LLC, AllianceBernstein and PIMCO) — Seeks to provide long-term capital appreciation and current income.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/Templeton Global Equity Portfolio (advised by FMG LLC, BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Wells Fargo Omega Growth Portfolio (advised by Wells Capital Management) — Seeks to achieve long-term capital growth.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are valued at their last sale price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

During the year ended December 31, 2013, each of the AXA Tactical Manager International Portfolio, ATM International Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Invesco Comstock Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio and EQ/Templeton Global Equity Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

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If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Investor Services Co. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2013 is included in the Portfolio of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. Transfers into, or out of, each level are reported using values as of the end of the year.

The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price. Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security,

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

The significant unobservable inputs used in the fair value measurement of the Portfolios’ investments in Common Stocks is the discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments in Asset-Backed Securities is comparability analysis. Significant changes in any of those inputs in isolation may result in either a higher or lower fair value measurement.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Portfolio’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2013, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding tax) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2013. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

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December 31, 2013

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred during the year ended December 31, 2012 by the Portfolios shown below were:

Portfolios	Amount
All Asset Moderate Growth - Alt 15	$23,378
All Asset Aggressive - Alt 25	23,420
AXA Aggressive Strategy	10,819

Offering costs incurred during the year ended December 31, 2013 by the Portfolios shown below were:

Portfolios	Amount
All Asset Aggressive - Alt 50	$43,297
All Asset Aggressive - Alt 75	43,159
EQ/Energy ETF	43,408
EQ/Low Volatility Global ETF	43,271
AXA SmartBetaTM Equity	43,292
EQ/AllianceBernstein Short Duration Government Bond	1,359
EQ/Convertible Securities	43,154
EQ/Emerging Markets PLUS	19,011
EQ/High Yield Bond	19,011
EQ/Natural Resources PLUS	19,011
EQ/PIMCO Global Real Return	19,610
EQ/Real Estate PLUS	19,610

Offering costs are amortized by the Portfolios over a twelve-month period on a straight-line basis.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency

1147

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to differing book and tax treatments for losses due to wash sales transactions (on all Portfolios except EQ/International ETF Portfolio, AXA SmartBetaTM Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/High Yield Bond Portfolio and EQ/Money Market Portfolio), straddle loss deferrals (EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Templeton Global Equity Portfolio), mark-to-market of futures contracts (AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio and EQ/Templeton Global Equity Portfolio), mark-to-market of forward contracts (EQ/PIMCO Global Real Return Portfolio) and loss deferrals due to investments in affiliated fund of fund investments (All Asset Growth-Alt 20 Portfolio and EQ/FranklinTempleton Allocation Portfolio). In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2013 and December 31, 2012, were as follows:

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Moderate Growth-Alt 15	$100,757	$13,388	$1,195	$73,657	$11,033	$—	$527	$5,201
All Asset Growth-Alt 20	7,452,302	12,560,820	286,983	7,167,237	5,703,917	4,853,728	222,328	1,538,634
All Asset Aggressive- Alt 25	91,217	11,250	1,439	87,730	6,393	—	226	3,275

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Aggressive- Alt 50	$68,345	$40,839	$—	$4,227	$—	$—	$—	$—
All Asset Aggressive- Alt 75	70,244	23,522	—	—	—	—	—	—
AXA Ultra Conservative Strategy	29,055	2,446	2,048	20,308	4,952	7	1,107	946
AXA Conservative Strategy	7,369,517	1,271,798	189,991	5,135,395	4,047,408	—	10,783	807,222
AXA Conservative Growth Strategy	17,753,724	3,255,566	597,782	16,084,760	5,704,281	—	5,486	2,017,123
AXA Balanced Strategy	42,808,562	8,378,382	955,708	41,851,661	10,817,547	—	6,676	5,180,266
AXA Moderate Growth Strategy	104,261,239	22,666,997	2,999,703	108,215,604	22,821,519	—	99,879	14,346,746
AXA Growth Strategy	53,753,605	9,713,045	106,547	57,454,503	8,660,135	—	17,958	5,761,565
AXA Aggressive Strategy	19,083,789	1,740,272	109,055	20,560,212	1,137,682	353	—	662,029
EQ/Franklin Templeton Allocation	16,106,544	—	—	—	23,000,778	—	—	—
EQ/Energy ETF	32,684	—	—	—	—	—	—	—
EQ/International ETF	4,311,080	14,010,222	—	49,953,520	7,596,696	11,389,449	3,980	1,553,393
EQ/Low Volatility Global ETF	55,887	158	—	—	—	—	—	—
AXA SmartBetaTM Equity	25,469	—	—	—	—	—	—	—
AXA Tactical Manager 500	143,221,878	174,559,875	25,778,613	37,982,248	35,488,126	20,150,676	6,088,918	9,187,035
AXA Tactical Manager 400	9,022,260	17,851,837	2,730,217	4,171,143	1,172,179	862,840	996,409	1,909,263
AXA Tactical Manager 2000	66,751,072	114,074,488	17,119,328	24,613,767	6,159,464	9,291,663	7,299,451	13,314,163
AXA Tactical Manager International	68,818,713	24,843,750	3,941,400	5,635,630	6,228,218	—	3,829,074	—
ATM International	129,877,927	42,143,011	—	—	29,324,883	—	77,358	—
ATM Large Cap	207,545,988	334,922,131	38,472,165	78,512,489	64,170,455	112,325,993	10,154,365	20,989,306
ATM Mid Cap	23,096,739	57,013,679	2,154,162	9,423,341	3,051,372	45,947,179	3,390,390	5,986,862
ATM Small Cap	69,585,342	148,998,406	13,342,127	32,935,790	4,246,585	866,645	—	21,228,162
EQ/AllianceBernstein Dynamic Wealth Strategies	24,347,575	18,338,540	6,472,178	4,262,914	4,415,155	228,299	3,457,126	1,128,753
EQ/AllianceBernstein Short Duration Government Bond	—	—	—	—	—	—	—	—
EQ/AllianceBernstein Short-Term Bond	5,885,393	—	—	—	6,461,103	—	—	—

1149

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/AllianceBernstein Small Cap Growth	$30,157,196	$174,779,751	$3,145,869	$18,104,830	$9,042,171	$104,640,414	$1,576,046	$22,557,964
EQ/AXA Franklin Small Cap Value Core	906,811	—	—	—	2,744,579	—	1,154	—
EQ/BlackRock Basic Value Equity	26,583,332	—	38,611	—	35,851,933	—	—	—
EQ/Boston Advisors Equity Income	32,316,286	71,250,649	3,855,933	5,064,542	24,921,288	5,100,605	201,202	7,489,661
EQ/Calvert Socially Responsible	813,721	—	12,336	—	824,112	—	490	—
EQ/Capital Guardian Research	4,761,913	—	—	—	10,707,737	—	65,737	—
EQ/Common Stock Index	67,518,170	—	—	—	73,855,402	—	—	—
EQ/Convertible Securities	113,791	—	10,026	—	—	—	—	—
EQ/Core Bond Index	108,281,458	—	—	—	107,242,704	—	—	—
EQ/Davis New York Venture	1,068,878	—	1,309	—	3,455,325	—	31,060	—
EQ/Emerging Markets Equity PLUS	130,101	—	—	—	—	—	—	—
EQ/Equity 500 Index	53,780,629	—	2,963,955	—	52,051,525	1,302,813	—	—
EQ/Equity Growth PLUS	2,598,809	—	—	—	9,676,184	—	—	—
EQ/Franklin Core Balanced	32,030,339	—	—	—	36,504,423	—	—	—
EQ/GAMCO Mergers and Acquisitions	11,092,384	3,149,297	683,433	322,704	5,153,376	590,900	1,919,248	38,987
EQ/GAMCO Small Company Value	14,316,974	128,817,760	—	17,520,492	32,409,327	54,844,630	2,230,442	50,896,289
EQ/Global Bond PLUS	4,198,396	4,121,441	1,531,384	264,101	20,023,438	20,529,283	1,540,756	1,215,987
EQ/Global Multi-Sector Equity	21,301,320	—	—	—	30,890,099	—	764,593	—
EQ/High Yield Bond	3,188,346	—	—	—	—	—	—	—
EQ/Intermediate Government Bond	35,073,719	—	—	—	46,272,126	15,771,339	—	—
EQ/International Core PLUS	17,115,733	—	—	—	17,832,529	—	—	—
EQ/International Equity Index	37,218,568	—	—	—	44,296,358	—	19,628	—
EQ/International Value PLUS	14,955,307	—	308,044	—	22,063,514	—	838,703	—
EQ/Invesco Comstock	2,491,223	—	2,853	—	3,761,427	—	—	—
EQ/JPMorgan Value Opportunities	2,609,701	—	48,883	—	3,532,951	—	46,142	—

1150

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Large Cap Core PLUS	$50,972,756	$53,979,596	$24,258,448	$16,347,368	$15,886,939	$34,526,307	$343,745	$1,232,003
EQ/Large Cap Growth Index	12,626,621	58,341,196	—	11,187,616	14,196,709	—	—	—
EQ/Large Cap Growth PLUS	10,931,373	—	—	—	13,633,938	—	58,250	—
EQ/Large Cap Value Index	7,005,337	—	—	—	6,695,005	—	16,390	—
EQ/Large Cap Value PLUS	55,520,966	—	—	—	47,122,777	—	132,223	—
EQ/Lord Abbett Large Cap Core	1,483,179	11,105,542	5,119	1,837,486	2,836,519	—	—	—
EQ/MFS International Growth	13,919,298	12,867,919	63,240	6,941,540	16,762,010	—	—	—
EQ/Mid Cap Index	11,293,781	—	—	—	12,140,760	—	—	—
EQ/Mid Cap Value PLUS	11,227,652	—	—	—	20,129,734	—	—	—
EQ/Money Market	8,493	—	1,406	—	—	—	1,420	—
EQ/Montag & Caldwell Growth	2,910,443	25,688,156	1,512,799	1,003,050	3,007,613	17,919	—	753,144
EQ/Morgan Stanley Mid Cap Growth	17,698,753	46,898,422	3,757,465	16,583,598	2,333,944	16,081,921	—	—
EQ/Mutual Large Cap Equity	6,148,113	—	391,197	—	10,110,824	—	—	—
EQ/Natural Resources PLUS	267,942	—	—	—	—	—	—	—
EQ/Oppenheimer Global	2,656,926	—	99,333	—	3,296,810	—	—	—
EQ/PIMCO Global Real Return	53,173	—	9,825	—	—	—	—	—
EQ/PIMCO Ultra Short Bond	21,231,855	—	690,806	—	22,990,812	—	—	—
EQ/Quality Bond PLUS	6,665,889	—	2,136,383	—	5,103,527	—	—	—
EQ/Real Estate PLUS	252,479	—	—	—	—	—	—	—
EQ/Small Company Index	11,472,062	71,810,611	—	5,240,420	12,496,621	50,711,773	—	3,597,668
EQ/T. Rowe Price Growth Stock	—	—	—	—	—	—	—	—
EQ/Templeton Global Equity	7,799,770	—	—	—	10,171,727	—	—	—
EQ/UBS Growth and Income	749,617	—	—	—	1,222,143	—	—	—
EQ/Wells Fargo Omega Growth	27,200,083	61,831,752	4,429,282	6,546,845	117,349	29,044,971	—	4,873,588

The following Portfolios had a Return of Capital during the year ended December 31, 2013:

Portfolios:	Return of Capital
All Asset Aggressive-Alt 75	$15,951
EQ/Energy ETF	53,617
EQ/Low Volatility Global ETF	31,641
AXA SmartBetaTM Equity	40,970
EQ/Emerging Markets Equity PLUS	14,446
EQ/Real Estate PLUS	157,676

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Additionally, the following Portfolio had a Return of Capital during the year ended December 31, 2012:

Portfolio:	Return of Capital
EQ/Morgan Stanley Mid Cap Growth	$1,883,694

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2013 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Moderate Growth-Alt 15	$24,504	$(24,493)	$(11)
All Asset Growth-Alt 20	1,278,383	(1,278,383)	—
All Asset Aggressive-Alt 25	23,560	(23,556)	(4)
All Asset Aggressive-Alt 50	23,257	(14,800)	(8,457)
All Asset Aggressive-Alt 75	24,630	(16,203)	(8,427)
AXA Ultra Conservative Strategy	17,567	(17,567)	—
AXA Conservative Strategy	4,050,840	(4,050,840)	—
AXA Conservative Growth Strategy	13,491,317	(13,491,317)	—
AXA Balanced Strategy	35,683,826	(35,683,826)	—
AXA Moderate Growth Strategy	92,558,828	(92,558,828)	—
AXA Growth Strategy	48,733,053	(48,733,053)	—
AXA Aggressive Strategy	17,198,618	(17,198,618)	—
EQ/Franklin Templeton Allocation	(103,327)	113,015	(9,688)
EQ/Energy ETF	8,484	—	(8,484)
EQ/International ETF	98,012	(98,012)	—
EQ/Low Volatility Global ETF	13,424	(4,962)	(8,462)
AXA SmartBetaTM Equity	3,667	6,124	(9,791)
AXA Tactical Manager 500	(35,464)	35,468	(4)
AXA Tactical Manager 400	245,065	(245,065)	—
AXA Tactical Manager 2000	400,776	(400,448)	(328)
AXA Tactical Manager International	(10,753,723)	10,753,723	—
ATM International	32,594,664	(6,043,540)	(26,551,124)
ATM Large Cap	86,607	(86,599)	(8)
ATM Mid Cap	60,621	(60,621)	—
ATM Small Cap	366,429	(367,279)	850
EQ/AllianceBernstein Dynamic Wealth Strategies	2,338,188	(2,338,188)	—
EQ/AllianceBernstein Short Duration Government Bond	1,054,961	(279,405)	(775,556)
EQ/AllianceBernstein Short-Term Bond	216,982	(11,832)	(205,150)
EQ/AllianceBernstein Small Cap Growth	1,750,897	(1,750,729)	(168)
EQ/AXA Franklin Small Cap Value Core	138,099	241,497	(379,596)
EQ/BlackRock Basic Value Equity	—	(252,477,638)	252,477,638
EQ/Boston Advisors Equity Income	75,224	(80,915,963)	80,840,739
EQ/Calvert Socially Responsible	5,866	6,999	(12,865)
EQ/Capital Guardian Research	(570,001)	(250,426,453)	250,996,454
EQ/Common Stock Index	1,242,133	2,815,294	(4,057,427)
EQ/Convertible Securities	11,087	(1,313)	(9,774)
EQ/Core Bond Index	(308,660)	627,236	(318,576)
EQ/Davis New York Venture	(3,367)	(89,054,975)	89,058,342
EQ/Emerging Markets Equity PLUS	17,605	5,054	(22,659)
EQ/Equity 500 Index	96,217	698,921	(795,138)
EQ/Equity Growth PLUS	(105,720)	(319,418,466)	319,524,186

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Franklin Core Balanced	$829,793	$(13,486)	$(816,307)
EQ/GAMCO Mergers and Acquisitions	138,770	(138,693)	(77)
EQ/GAMCO Small Company Value	70,060	(182,861)	112,801
EQ/Global Bond PLUS	(8,489,931)	(26,553)	8,516,484
EQ/Global Multi-Sector Equity	419,316	(85,752)	(333,564)
EQ/High Yield Bond	43,347	(1,700)	(41,647)
EQ/Intermediate Government Bond	213,318	17,235	(230,553)
EQ/International Core PLUS	810,688	(751,648)	(59,040)
EQ/International Equity Index	472,137	(257,565)	(214,572)
EQ/International Value PLUS	(2,918,442)	2,918,442	—
EQ/Invesco Comstock	(302,905)	(88,607,288)	88,910,193
EQ/JPMorgan Value Opportunities	(36,298)	(52,385,242)	52,421,540
EQ/Large Cap Core PLUS	(50,190)	50,190	—
EQ/Large Cap Growth Index	15,730	369,056	(384,786)
EQ/Large Cap Growth PLUS	779,013	862,428	(1,641,441)
EQ/Large Cap Value Index	33,512	337,071	(370,583)
EQ/Large Cap Value PLUS	73,602	1,973,244	(2,046,846)
EQ/Lord Abbett Large Cap Core	(85,121)	(43,065,168)	43,150,289
EQ/MFS International Growth	(463,094)	(71,137,602)	71,600,696
EQ/Mid Cap Index	1,517,180	(5,610)	(1,511,570)
EQ/Mid Cap Value PLUS	3,998,356	(1,698,085)	(2,300,271)
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	—	(43,865,695)	43,865,695
EQ/Morgan Stanley Mid Cap Growth	2,978,273	(3,346,234)	367,961
EQ/Mutual Large Cap Equity	(1,351,530)	2,453,373	(1,101,843)
EQ/Natural Resources PLUS	18,863	3,464	(22,327)
EQ/Oppenheimer Global	(144,303)	(86,391,201)	86,535,504
EQ/PIMCO Global Real Return	(140,078)	159,803	(19,725)
EQ/PIMCO Ultra Short Bond	1,787,799	(1,563,275)	(224,524)
EQ/Quality Bond PLUS	(315,360)	315,360	—
EQ/Real Estate PLUS	(74,299)	94,039	(19,740)
EQ/Small Company Index	512,382	(511,732)	(650)
EQ/T. Rowe Price Growth Stock	2,689,961	(155,523,661)	152,833,700
EQ/Templeton Global Equity	252,555	96,547	(349,102)
EQ/UBS Growth and Income	33,740	(15,875,247)	15,841,507
EQ/Wells Fargo Omega Growth	2,522,627	(129,351,240)	126,828,613

The significant permanent book and tax differences related to the adjustments above are related to reclassification of gains and losses from foreign currency transactions (AXA Tactical Manager International Portfolio, EQ/Global Bond PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio), taxable overdistributions (ATM International Portfolio), short-term capital gain distributions received from fund of fund investments (AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio), ordinary loss netting to reduce short-term capital gains (EQ/Wells Fargo Omega Growth Portfolio) and redemptions in-kind (EQ/Blackrock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Davis New York Venture Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Invesco Comstock Portfolio, EQ/JP Morgan Value Opportunities Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/MFS International Growth Portfolio, EQ/Montag & Caldwell Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio and EQ/Wells Fargo Omega Growth Portfolio).

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December 31, 2013

Net Capital losses and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolios’ next taxable year. For the year ended December 31, 2013, the Portfolios deferred to January 1, 2014 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
All Asset Moderate Growth-Alt 15	$—	$—	$—
All Asset Growth-Alt 20	—	—	—
All Asset Aggressive-Alt 25	—	—	—
All Asset Aggressive-Alt 50	—	—	—
All Asset Aggressive-Alt 75	—	—	—
AXA Ultra Conservative Strategy	—	—	—
AXA Conservative Strategy	—	—	—
AXA Conservative Growth Strategy	—	—	—
AXA Balanced Strategy	—	—	—
AXA Moderate Growth Strategy	—	—	—
AXA Growth Strategy	—	—	—
AXA Aggressive Strategy	—	—	—
EQ/Franklin Templeton Allocation	—	—	—
EQ/Energy ETF	—	1	—
EQ/International ETF	—	—	—
EQ/Low Volatility Global ETF	—	—	—
AXA SmartBetaTM Equity	—	17,469	—
AXA Tactical Manager 500	—	—	—
AXA Tactical Manager 400	—	—	—
AXA Tactical Manager 2000	—	—	—
AXA Tactical Manager International	—	—	—
ATM International	—	—	—
ATM Large Cap	—	—	—
ATM Mid Cap	—	—	—
ATM Small Cap	—	—	—
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—	—
EQ/AllianceBernstein Short Duration Government Bond	—	—	—
EQ/AllianceBernstein Short-Term Bond	—	1,455,631	—
EQ/AllianceBernstein Small Cap Growth	20,189	—	—
EQ/AXA Franklin Small Cap Value Core	—	—	—
EQ/BlackRock Basic Value Equity	—	—	—
EQ/Boston Advisors Equity Income	—	—	—
EQ/Calvert Socially Responsible	—	—	—
EQ/Capital Guardian Research	—	—	—
EQ/Common Stock Index	9,144	—	—
EQ/Convertible Securities	—	—	—
EQ/Core Bond Index	—	291,346	11,186,048
EQ/Davis New York Venture	453	—	—
EQ/Emerging Markets Equity PLUS	29	—	19,313
EQ/Equity 500 Index	—	—	231,817
EQ/Equity Growth PLUS	868	13,964,982	—
EQ/Franklin Core Balanced	96,842	—	—
EQ/GAMCO Mergers and Acquisitions	2,598	—	—
EQ/GAMCO Small Company Value	1,497	—	—
EQ/Global Bond PLUS	854,539	215,528	—
EQ/Global Multi-Sector Equity	919,019	—	—
EQ/High Yield Bond	—	—	—
EQ/Intermediate Government Bond	—	—	—

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December 31, 2013

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
EQ/International Core PLUS	$—	$—	$—
EQ/International Equity Index	679,623	—	—
EQ/International Value PLUS	—	—	34,495,674
EQ/Invesco Comstock	118,571	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Core PLUS	—	—	—
EQ/Large Cap Growth Index	2,389	—	—
EQ/Large Cap Growth PLUS	8,450	—	—
EQ/Large Cap Value Index	8,544	—	—
EQ/Large Cap Value PLUS	56,634	—	—
EQ/Lord Abbett Large Cap Core	—	—	—
EQ/MFS International Growth	—	—	—
EQ/Mid Cap Index	—	—	—
EQ/Mid Cap Value PLUS	—	—	—
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	—	—	—
EQ/Morgan Stanley Mid Cap Growth	—	—	—
EQ/Mutual Large Cap Equity	1,402,049	—	—
EQ/Natural Resources PLUS	—	20,309	—
EQ/Oppenheimer Global	2,138	—	—
EQ/PIMCO Global Real Return	136,324	8,901	52,995
EQ/PIMCO Ultra Short Bond	—	265,672	526,601
EQ/Quality Bond PLUS	—	521,078	429,806
EQ/Real Estate PLUS	77,090	47,587	14,543
EQ/Small Company Index	6,663	798,553	—
EQ/T. Rowe Price Growth Stock	2,832	139,878	—
EQ/Templeton Global Equity	53,988	—	—
EQ/UBS Growth and Income	—	—	—
EQ/Wells Fargo Omega Growth	—	—	—
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the Portfolios of Investments.

Fees Paid Indirectly:

For all Portfolios, the Board has approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected on the Statements of Operations. Effective October 31, 2013, brokerage recapture arrangements were terminated.

Sale-Buybacks:

The EQ/PIMCO Ultra Short Bond Portfolio entered into financing transactions referred to as ‘sale-buybacks’ during the year ended December 31, 2013. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for

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December 31, 2013

securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. The EQ/PIMCO Ultra Short Bond Portfolio had open sale-buybacks at December 31, 2013.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Options:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted

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December 31, 2013

against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/ International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/ Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio and EQ/Templeton Global Equity Portfolio used futures contracts during the year ended December 31, 2013 to equitize cash or to increase or decrease the level of equity exposure during periods when market volatility

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December 31, 2013

differed from specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Total Return Swap Agreements:

The EQ/Real Estate PLUS Portfolio entered into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive

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December 31, 2013

total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by the Portfolio’s sub-advisor, PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Offsetting Assets and Liabilities:

During the fiscal year the Portfolios adopted Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information will enable users of the Portfolios’ financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolios’ financial position.

For financial reporting purposes, the Portfolios do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

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December 31, 2013

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, and the AXA Strategy Portfolios, the Management Agreements state that the Manager will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board. With respect to the Management Agreements for the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2013, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Moderate Growth-Alt 15	0.100% of average daily net assets
All Asset Growth-Alt 20	0.100% of average daily net assets
All Asset Aggressive-Alt 25	0.100% of average daily net assets
All Asset Aggressive-Alt 50	0.100% of average daily net assets
All Asset Aggressive-Alt 75	0.100% of average daily net assets
AXA Ultra Conservative Strategy	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
AXA Aggressive Strategy	0.100% of average daily net assets
EQ/Franklin Templeton Allocation	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Global Real Return	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA SmartBetaTM Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Franklin Small Cap Value Core	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Franklin Core Balanced	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Global Multi-Sector Equity	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Invesco Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Morgan Stanley Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Mutual Large Cap Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Templeton Global Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Wells Fargo Omega Growth	0.650%	0.600%	0.575%	0.550%	0.525%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Equity Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/International Core PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/International Value PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Value PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Mid Cap Value PLUS	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Natural Resources PLUS	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Real Estate PLUS	0.550%	0.500%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Thereafter
EQ/AllianceBernstein Short Duration Government Bond	0.450%	0.430%	0.410%
EQ/AllianceBernstein Short-Term Bond	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Tactical Manager 500	0.450%	0.430%	0.410%	0.400%
AXA Tactical Manager 400	0.450%	0.430%	0.410%	0.400%
AXA Tactical Manager 2000	0.450%	0.430%	0.410%	0.400%
AXA Tactical Manager International	0.450%	0.430%	0.410%	0.400%
ATM International	0.450%	0.430%	0.410%	0.400%
ATM Large Cap	0.450%	0.430%	0.410%	0.400%
ATM Mid Cap	0.450%	0.430%	0.410%	0.400%
ATM Small Cap	0.450%	0.430%	0.410%	0.400%

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December 31, 2013

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/Convertible Securities	0.700%	0.680%	0.660%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%
EQ/High Yield Bond	0.600%	0.580%	0.560%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
EQ/Energy ETF	0.500%	0.490%	0.480%	0.470%
EQ/International ETF	0.400%	0.390%	0.380%	0.370%
EQ/Low Volatility Global ETF	0.500%	0.490%	0.480%	0.470%
EQ/Calvert Socially Responsible	0.500%	0.490%	0.480%	0.470%
EQ/Common Stock Index	0.350%	0.340%	0.330%	0.320%
EQ/Core Bond Index	0.350%	0.340%	0.330%	0.320%
EQ/Equity 500 Index	0.250%	0.240%	0.230%	0.220%
EQ/Intermediate Government Bond	0.350%	0.340%	0.330%	0.320%
EQ/International Equity Index	0.400%	0.390%	0.380%	0.370%
EQ/Large Cap Growth Index	0.350%	0.340%	0.330%	0.320%
EQ/Large Cap Value Index	0.350%	0.340%	0.330%	0.320%
EQ/Mid Cap Index	0.350%	0.340%	0.330%	0.320%
EQ/Small Company Index	0.250%	0.240%	0.230%	0.220%

Prior to September 1, 2013, the management fee for the following Portfolios was the following:

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Thereafter
AXA Tactical Manager 500	0.450%	0.430%	0.410%
AXA Tactical Manager 400	0.450%	0.430%	0.410%
AXA Tactical Manager 2000	0.450%	0.430%	0.410%
AXA Tactical Manager International	0.450%	0.430%	0.410%
ATM International	0.450%	0.430%	0.410%
ATM Large Cap	0.450%	0.430%	0.410%
ATM Mid Cap	0.450%	0.430%	0.410%
ATM Small Cap	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/International ETF	0.400%	0.390%	0.380%
EQ/Calvert Socially Responsible	0.500%	0.490%	0.480%
EQ/Common Stock Index	0.350%	0.340%	0.330%
EQ/Core Bond Index	0.350%	0.340%	0.330%
EQ/Equity 500 Index	0.250%	0.240%	0.230%
EQ/Intermediate Government Bond	0.350%	0.340%	0.330%
EQ/International Equity Index	0.400%	0.390%	0.380%
EQ/Large Cap Growth Index	0.350%	0.340%	0.330%
EQ/Large Cap Value Index	0.350%	0.340%	0.330%
EQ/Mid Cap Index	0.350%	0.340%	0.330%
EQ/Small Company Index	0.250%	0.240%	0.230%

1162

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

On behalf of the Trust, with the exception of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, ETF Portfolios, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) pays an annual fixed charge of $32,500, which only applies to those Portfolios with total average net assets of less than $5 billion, plus:

Total aggregated Average Daily Net Asset Charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $20 billion

0.11% on the next $5 billion

0.10% in excess of $25 billion

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios each pay an annual fixed charge of $32,500, which only applies to Portfolios with total average net assets of less than $5 billion, plus:

Total aggregated Average Daily Net Asset Charge of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios

0.15% on the first $20 billion

0.11% on the next $5 billion

0.10% in excess of $25 billion

The All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios each pay an annual rate of $32,500 per Portfolio, which only applies to Portfolios with total average net assets of less than $5 billion, plus:

Total Average Daily Net Asset Charge of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios

0.15% of the first $15 billion

0.125% of the next $5 billion

0.10% on assets thereafter, to be calculated on a per Portfolio basis.

For all other Portfolios:

All other Portfolios each pay an annual fixed charge of $30,000, if the Portfolio’s average net assets are less than $5 billion, plus:

Total Trust Average Daily Net Asset Charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% in excess of $30 billion

1163

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Prior to September 1, 2013, the administration fee was the following:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) paid an annual fixed charge of $32,500 for each Multiadviser Portfolio and for each portion of the Multiadviser Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus:

Total aggregated Average Daily Net Asset Charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios each paid an annual fixed charge of $32,500 for each Portfolio and for each allocated portion of the Portfolio for which separate administrative services are provided, plus:

Total aggregated Average Daily Net Asset Charge of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

The All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios each paid an annual rate of $32,500 per Portfolio, plus:

Total Average Daily Net Asset Charge of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios

0.15% of the first $15 billion

0.125% of the next $5 billion

0.10% on assets thereafter, to be calculated on a per portfolio basis.

All other Portfolios each paid an annual fixed charge of $30,000, plus:

Total Trust Average Daily Net Asset Charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% in excess of $30 billion

*	With the exception of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with FMG LLC, JPMorgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase, an affiliate of the sub-administrator. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased

1164

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5	Concentration of Credit Risk

At December 31, 2013, certain Portfolios maintained significant cash balances or significant foreign currency balances with JPMorgan Chase Bank or its affiliates. Additionally, at December 31, 2013, certain Portfolios held significant collateral balances with limited brokers or Goldman Sachs & Co. The Portfolios are subject to credit risk should JPMorgan Chase Bank or its affiliates or Goldman Sachs & Co. be unable to fulfill their obligations.

Note 6	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors”), an indirect wholly-owned subsidiary of AXA Equitable ( the “Distributor”), pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 7	Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2014 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of such Portfolios’ Class K Shares (Class IA and Class IB shares would be 0.25% higher due to the annual fee under the Trust’s Distribution Plans) are limited to:

0.10% of average daily net assets of the

All Asset Moderate Growth-Alt 15 Portfolio

All Asset Growth-Alt 20 Portfolio

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

0.15% of average daily net assets of the

EQ/Franklin Templeton Allocation Portfolio

0.47% of average daily net assets of the

EQ/Core Bond Index Portfolio

0.55% of average daily net assets of the

EQ/International ETF Portfolio

0.60% of average daily net assets of the

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

0.65% of average daily net assets of the

EQ/AllianceBernstein Short Duration Government Bond Portfolio

EQ/AllianceBernstein Short-Term Bond Portfolio

0.70% of average daily net assets of the

EQ/Energy ETF Portfolio

EQ/Low Volatility Global ETF Portfolio

1165

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December 31, 2013

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager 400 Portfolio

AXA Tactical Manager 500 Portfolio

AXA Tactical Manager 2000 Portfolio

AXA Tactical Manager International Portfolio

EQ/BlackRock Basic Value Equity Portfolio

0.72% of average daily net assets of the

EQ/Capital Guardian Research Portfolio

0.75% of average daily net assets of the

EQ/Equity Growth PLUS Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Invesco Comstock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/PIMCO Global Real Return Portfolio

0.80% of average daily net assets of the

EQ/Boston Advisors Equity Income Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Wells Fargo Omega Growth Portfolio

0.85% of average daily net assets of the

EQ/International Core PLUS Portfolio

EQ/International Value PLUS Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

EQ/Natural Resources PLUS Portfolio

EQ/Real Estate PLUS Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

0.90% of average daily net assets of the

EQ/Calvert Socially Responsible Portfolio

EQ/Davis New York Venture Portfolio

EQ/Montag & Caldwell Growth Portfolio

0.95% of average daily net assets of the

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/High Yield Bond Portfolio

1.00% of average daily net assets of the

AXA SmartBetaTM Equity Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/MFS International Growth Portfolio

EQ/Oppenheimer Global Portfolio

1.05% of average daily net assets of the

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/Convertible Securities Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Mutual Large Cap Equity Portfolio

1.10% of average daily net assets of the

EQ/Templeton Global Equity Portfolio

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The expense limitation of the following portfolios changed on May 1, 2013. Prior to May 1, 2013 the expense limitation was:

0.70% of average daily net assets of the

EQ/PIMCO Ultra Short Bond Portfolio

0.90% of average daily net assets of the

EQ/Wells Fargo Omega Growth Portfolio

0.95% of average daily net assets of the

EQ/Montag & Caldwell Growth Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

1.10% of average daily net assets of the

EQ/Oppenheimer Global Portfolio

Prior to May 1, 2013, the following Portfolios currently subject to an expense limitation were not subject to an expense limitation:

EQ/BlackRock Basic Value Equity Portfolio

EQ/Core Bond Index Portfolio

EQ/Davis New York Venture Portfolio

EQ/Global Bond PLUS Portfolio

EQ/MFS International Growth Portfolio

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Distribution Plans) for each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expense, but inclusive of Underlying Portfolios fees and expenses) are limited to:

Portfolios:
AXA Ultra Conservative Strategy Portfolio	0.70%
AXA Conservative Strategy Portfolio	0.70%
AXA Conservative Growth Strategy Portfolio	0.75%
AXA Balanced Strategy Portfolio	0.80%
AXA Moderate Growth Strategy Portfolio	0.85%
AXA Growth Strategy Portfolio	0.85%
AXA Aggressive Strategy Portfolio	0.90%

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2013, the Manager received a total of $474,230 in recoupment for all of the Portfolios within the Trust. At December 31, 2013, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2014	2015	2016	Total Eligible For Reimbursement
All Asset Moderate Growth-Alt 15	$—	$85,990	$167,382	$253,372
All Asset Growth-Alt 20	615,401	735,137	663,051	2,013,589
All Asset Aggressive-Alt 25	—	85,981	143,380	229,361
All Asset Aggressive-Alt 50	—	—	55,927	55,927

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December 31, 2013

Portfolios:	2014	2015	2016	Total Eligible For Reimbursement
All Asset Aggressive-Alt 75	$—	$—	$56,106	$56,106
AXA Ultra Conservative Strategy	55,442	103,381	111,221	270,044
AXA Conservative Strategy	352,155	473,041	605,042	1,430,238
AXA Conservative Growth Strategy	428,784	529,179	687,531	1,645,494
AXA Balanced Strategy	475,211	508,412	622,323	1,605,946
AXA Moderate Growth Strategy	351,088	93,975	—	445,063
AXA Growth Strategy	321,578	239,927	192,608	754,113
AXA Aggressive Strategy	—	44,188	21,796	65,984
EQ/Franklin Templeton Allocation	985,181	1,003,028	1,062,811	3,051,020
EQ/Energy ETF	—	—	53,899	53,899
EQ/International ETF	—	26,602	14,319	40,921
EQ/Low Volatility Global ETF	—	—	53,914	53,914
AXA SmartBetaTM Equity	—	—	51,496	51,496
EQ/AllianceBernstein Dynamic Wealth Strategies	—	21,425	52	21,477
EQ/Boston Advisors Equity Income	567,667	741,563	744,800	2,054,030
EQ/Capital Guardian Research	539,188	611,901	424,079	1,575,168
EQ/Convertible Securities	—	—	52,486	52,486
EQ/Davis New York Venture	—	—	131,106	131,106
EQ/Emerging Markets Equity PLUS	—	—	152,749	152,749
EQ/Global Bond PLUS	—	—	50,801	50,801
EQ/High Yield Bond	—	—	67,986	67,986
EQ/Invesco Comstock	94,020	151,518	134,793	380,331
EQ/JPMorgan Value Opportunities	—	13,663	32,927	46,590
EQ/Lord Abbett Large Cap Core	106,933	149,007	117,372	373,312
EQ/Natural Resources PLUS	—	—	154,482	154,482
EQ/Oppenheimer Global	26,839	37,747	233,478	298,064
EQ/PIMCO Global Real Return	—	—	122,428	122,428
EQ/Quality Bond PLUS	1,189,151	204,227	41	1,393,419
EQ/Real Estate PLUS	—	—	177,017	177,017
EQ/T. Rowe Price Growth Stock	—	—	161,070	161,070
EQ/UBS Growth and Income	171,643	206,863	163,841	542,347

During the year ended December 31, 2013, the Manager voluntarily waived Investment Management fees for certain portfolios. These amounts are as follows and are not eligible for recoupment:

Portfolio:	Voluntary Waivers
EQ/Money Market Portfolio	$4,810,681

Prior to May 1, 2013, the Manager voluntarily waived Investment Management fees for certain portfolios. These amounts are as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
EQ/Davis New York Venture Portfolio	$134,882
EQ/Oppenheimer Global Portfolio	149,768
EQ/T. Rowe Price Growth Stock Portfolio	99,359

During the year ended December 31, 2013, the Distributor voluntarily waived $3,335,823 of Distribution fees for the EQ/Money Market Portfolio Class IA and Class IB shares. This amount is not eligible for recoupment.

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December 31, 2013

Note 8	Percentage of Ownership by Affiliates

At December 31, 2013, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
All Asset Moderate Growth-Alt 15	9.83%
All Asset Aggressive-Alt 25	10.45
All Asset Aggressive-Alt 50	99.55
All Asset Aggressive-Alt 75	99.62
AXA Ultra Conservative Strategy	92.58
AXA SmartBetaTM Equity	94.00
EQ/Energy ETF	75.25
EQ/Low Volatility ETF	79.24
EQ/Convertible Securities	75.60
EQ/Emerging Markets Equity PLUS	50.40
EQ/High Yield Bond	78.95
EQ/Natural Resources PLUS	26.02

Shares of some of the Portfolios are held by the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios, and the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by FMG LLC. The following tables represent the percentage of ownership that the All Asset Portfolios, the EQ/Franklin Templeton Allocation Portfolio, each AXA Strategy Portfolio, and each AXA Allocation Portfolio, Charter Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2013.

	All Asset Moderate Growth- Alt 15		All Asset Growth-Alt 20	All Asset Aggressive-Alt 25	All Asset Aggressive-Alt 50	All Asset Aggressive-Alt 75		EQ/Franklin Templeton Allocation
EQ/AllianceBernstein Small Cap Growth Portfolio	0.01%		0.80%	0.02%	0.01%	—	%#	—%
EQ/BlackRock Basic Value Equity Portfolio	0.02		1.54	0.03	0.01	0.01		—
EQ/Boston Advisors Equity Income Portfolio	0.04		2.36	0.05	0.03	0.01		—
EQ/Core Bond Index Portfolio	—	#	0.01	—	—	—		—
EQ/Emerging Markets Equity PLUS Portfolio	0.42		34.71	0.67	0.34	0.10		—
EQ/Franklin Core Balanced Portfolio	—		—	—	—	—		36.52
EQ/GAMCO Mergers and Acquisitions Portfolio	0.06		4.18	0.09	0.07	0.14		—

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December 31, 2013

	All Asset Moderate Growth- Alt 15		All Asset Growth-Alt 20	All Asset Aggressive-Alt 25		All Asset Aggressive-Alt 50		All Asset Aggressive-Alt 75		EQ/Franklin Templeton Allocation
EQ/GAMCO Small Company Value Portfolio	0.01%		0.63%	0.01%		0.01%		—	#%	—%
EQ/Global Bond PLUS Portfolio	0.27		8.95	0.03		0.03		0.02		—
EQ/High Yield Bond Portfolio	0.46		14.49	0.12		0.05		0.05		—
EQ/Intermediate Government Bond Portfolio	—	#	0.07	—	#	—	#	—	#	—
EQ/International Core PLUS Portfolio	0.01		0.62	0.01		0.01		—	#	—
EQ/Invesco Comstock Portfolio	0.04		3.16	0.08		0.24		0.11		—
EQ/MFS International Growth Portfolio	0.03		1.81	0.04		0.02		0.01		—
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	#	0.15	0.01		—	#	—	#	—
EQ/Mutual Large Cap Equity Portfolio	—		—	—		—		—		67.17
EQ/Natural Resources PLUS Portfolio	1.07		55.83	1.55		2.40		4.40		—
EQ/PIMCO Global Real Return Portfolio	1.73		61.98	0.51		0.16		0.15		—
EQ/PIMCO Ultra Short Bond Portfolio	0.01		0.37	—	#	—	#	—	#	—
EQ/Real Estate PLUS Portfolio	0.90		65.94	1.35		3.08		4.24		—
EQ/T. Rowe Price Growth Stock Portfolio	0.08		3.77	0.11		0.03		0.02		—
EQ/Templeton Global Equity Portfolio	—		—	—		—		—		55.60
Multimanager Core Bond Portfolio	0.03		1.10	—	#	—		—		—

#	Less than 0.005%.

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December 31, 2013

	AXA Ultra Conservative Growth Strategy		AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA Tactical Manager 500 Portfolio	0.01%		1.79%	6.05%	16.09%	41.48%	22.11%	8.22%
AXA Tactical Manager 400 Portfolio	—	#	0.78	1.54	4.15	10.90	6.57	1.60
AXA Tactical Manager 2000 Portfolio	—	#	1.19	4.15	10.85	28.04	15.02	5.56
AXA Tactical Manager International Portfolio	0.01		1.69	5.58	14.96	38.83	20.55	7.51
EQ/AllianceBernstein Short Duration Government Bond Portfolio	—		0.45	1.16	2.53	5.50	2.07	0.55
EQ/AllianceBernstein Short-Term Bond Portfolio	—	#	10.36	12.95	22.49	38.54	12.91	2.75
EQ/Core Bond Index Portfolio	—	#	2.40	3.03	5.34	9.18	3.13	0.66
EQ/Intermediate Government Bond Portfolio	0.06		2.89	3.59	6.32	10.75	3.65	0.76

#	Less than 0.005%.

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF Portfolio	—%	—%	12.29%	44.09%	17.40%
ATM International Portfolio	1.28	3.68	31.43	47.10	16.51
ATM Large Cap Portfolio	2.86	4.76	28.23	45.12	19.03
ATM Mid Cap Portfolio	2.15	5.81	29.61	43.18	19.25
ATM Small Cap Portfolio	0.30	3.39	26.04	51.81	18.46
EQ/AllianceBernstein Small Cap Growth Portfolio	0.18	1.19	11.72	19.91	5.65
EQ/AXA Franklin Small Cap Value Core Portfolio	—	0.96	13.42	26.55	11.04
EQ/BlackRock Basic Value Equity Portfolio	2.07	2.84	14.30	17.45	4.77
EQ/Boston Advisors Equity Income Portfolio	3.49	5.52	27.07	30.51	6.59
EQ/Core Bond Index Portfolio	5.65	4.32	19.68	13.21	1.22
EQ/GAMCO Small Company Value Portfolio	0.36	0.76	5.67	6.58	3.91
EQ/Global Bond PLUS Portfolio	9.31	5.82	26.23	2.19	—
EQ/Global Multi-Sector Equity Portfolio	0.21	0.89	7.19	9.30	3.08
EQ/Intermediate Government Bond Portfolio	8.09	6.29	28.15	19.39	1.80
EQ/International Core PLUS Portfolio	0.23	0.63	5.36	8.43	2.77
EQ/International Equity Index Portfolio	0.03	0.19	1.01	2.92	3.39

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	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International Value PLUS Portfolio	0.33%	0.73%	5.63%	11.10%	6.73%
EQ/Large Cap Core PLUS Portfolio	0.61	1.13	6.25	8.01	2.95
EQ/Large Cap Growth Index Portfolio	0.83	1.37	6.55	14.49	9.21
EQ/Large Cap Growth PLUS Portfolio	0.60	0.99	6.70	9.06	3.26
EQ/Large Cap Value PLUS Portfolio	0.07	0.26	1.71	4.80	3.76
EQ/MFS International Growth Portfolio	1.25	3.25	25.39	33.24	14.84
EQ/PIMCO Ultra Short Bond Portfolio	11.48	8.86	40.33	26.89	2.33

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF Portfolio	4.13%	7.99%	5.85%	4.33%
EQ/Core Bond Index Portfolio	0.13	0.12	0.05	0.02
EQ/Equity 500 Index Portfolio	0.37	0.91	0.72	0.51
EQ/Global Bond PLUS Portfolio	2.23	2.14	0.75	0.06
EQ/Global Multi-Sector Equity Portfolio	0.44	0.76	0.54	0.37
EQ/International Equity Index Portfolio	0.09	0.18	0.13	0.10
EQ/MFS International Growth Portfolio	0.21	0.41	0.30	0.22
EQ/PIMCO Ultra Short Bond Portfolio	0.23	0.23	0.10	0.02
EQ/Small Company Index Portfolio	0.20	0.67	0.60	0.43

Portfolios	CharterSM Fixed Income	CharterSM Conservative		CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth	CharterSM Aggressive Growth	CharterSM Equity	CharterSM International Conservative
EQ/Energy ETF Portfolio	—%	0.16%		0.29%		0.55%		1.43%	1.59%	—%	—%
EQ/Low Volatility Global ETF Portfolio	—	0.50		0.78		0.96		1.50	1.34	2.01	1.02
AXA SmartBeta™ Equity Portfolio	—	0.24		0.37		0.46		0.71	0.63	0.95	0.48
EQ/AllianceBernstein Small Cap Growth Portfolio	—	—	#	—	#	—	#	0.01	0.01	0.01	—
EQ/BlackRock Basic Value Equity Portfolio	—	—	#	—	#	0.01		0.01	0.01	0.01	—
EQ/Boston Advisors Equity Income Portfolio	—	—		—		—		—	—	—	—
EQ/Capital Guardian Research Portfolio	—	0.03		0.04		0.06		0.09	0.08	0.12	—
EQ/Convertible Securities Portfolio	2.74	2.67		2.01		1.71		1.68	0.76	—	—

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Portfolios	CharterSM Fixed Income		CharterSM Conservative		CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Equity	CharterSM International Conservative
EQ/Emerging Markets Equity PLUS Portfolio	—%		0.21%		0.34%		0.41%		0.69%		0.58%		0.84%	0.30%
EQ/GAMCO Mergers and Acquisitions Portfolio	—		0.02		0.03		0.04		0.04		0.02		—	—
EQ/GAMCO Small Company Value Portfolio	—		—	#	—	#	—	#	0.01		—	#	0.01	—
EQ/Global Bond PLUS Portfolio	0.13		0.12		0.08		0.06		0.05		0.01		—	0.19
EQ/High Yield Bond Portfolio	0.31		0.34		0.23		0.17		0.15		0.04		—	—
EQ/Intermediate Government Bond Portfolio	—	#	—	#	—	#	—		—	#	—	#	—	—
EQ/International Core PLUS Portfolio	—		—	#	—	#	0.00		0.01		0.01		0.01	—	#
EQ/International Value PLUS Portfolio	—		0.01		0.01		0.01		0.02		0.01		0.02	0.01
EQ/Invesco Comstock Portfolio	—		0.08		0.12		0.16		0.25		0.21		0.31	—
EQ/MFS International Growth Portfolio	—		0.01		0.01		0.01		0.02		0.02		0.02	0.01
EQ/Morgan Stanley Mid Cap Growth Portfolio	—		0.01		0.01		0.01		0.02		0.02		0.03	—
EQ/Natural Resources PLUS Portfolio	—		0.04		0.09		0.15		0.38		0.43		—	—
EQ/PIMCO Global Real Return Portfolio	1.53		1.38		0.91		0.68		0.58		0.16		—	1.67
EQ/PIMCO Ultra Short Bond Portfolio	0.02		0.02		0.02		0.01		0.01		—	#	—	—
EQ/Real Estate PLUS Portfolio	—		0.08		0.19		0.31		0.68		0.66		—	0.59
EQ/T. Rowe Price Growth Stock Portfolio	—		0.01		0.01		0.02		0.03		0.02		0.03	—
EQ/Wells Fargo Omega Growth Portfolio	—		0.01		0.02		0.03		0.04		0.03		0.05	—

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Portfolios	CharterSM International Moderate	CharterSM International Growth	CharterSM Income Strategies	CharterSM Interest Rate Strategies	CharterSM Real Assets	CharterSM Alternative 100 Conservative Plus	CharterSM Alternative 100 Moderate	CharterSM Alternative 100 Growth
EQ/Energy ETF Portfolio	—%	—%	0.89%	1.80%	3.77%	2.86%	4.75%	6.61%
EQ/Low Volatility Global ETF Portfolio	1.81	2.75	—	6.96	—	—	—	—
AXA SmartBeta™ Equity Portfolio	0.86	1.30	—	—	—	—	—	—
EQ/AllianceBernstein Small Cap Growth Portfolio	—	—	—	—	—	—	—	—
EQ/BlackRock Basic Value Equity Portfolio	—	—	—	—	—	—	—	—
EQ/Boston Advisors Equity Income Portfolio	—	—	0.06	0.04	—	—	—	—
EQ/Capital Guardian Research Portfolio	—	—	—	—	—	—	—	—
EQ/Convertible Securities Portfolio	—	—	—	2.49	—	4.65	3.16	2.33
EQ/Emerging Markets Equity PLUS Portfolio	0.52	0.77	—	—	—	—	—	—
EQ/GAMCO Mergers and Acquisitions Portfolio	—	—	—	—	—	0.39	0.30	0.08
EQ/GAMCO Small Company Value Portfolio	—	—	—	—	—	—	—	—
EQ/Global Bond PLUS Portfolio	0.14	0.06	0.04	0.04	—	—	—	—
EQ/High Yield Bond Portfolio	—	—	0.39	0.06	—	—	—	—
EQ/Intermediate Government Bond Portfolio	—	—	—	—	—	—	—	—
EQ/International Core PLUS Portfolio	0.01	0.01	—	—	—	—	—	—
EQ/International Value PLUS Portfolio	0.01	0.02	—	—	—	—	—	—
EQ/Invesco Comstock Portfolio	—	—	—	—	—	—	—	—

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Portfolios	CharterSM International Moderate	CharterSM International Growth	CharterSM Income Strategies	CharterSM Interest Rate Strategies	CharterSM Real Assets	CharterSM Alternative 100 Conservative Plus	CharterSM Alternative 100 Moderate	CharterSM Alternative 100 Growth
EQ/MFS International Growth Portfolio	0.01%	0.02%	—%	—%	—%	—%	—%	—%
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	—	—	—	—	—	—	—
EQ/Natural Resources PLUS Portfolio	—	—	0.24	0.54	1.04	0.79	1.27	1.81
EQ/PIMCO Global Real Return Portfolio	1.19	0.54	0.41	1.68	5.08	—	—	—
EQ/PIMCO Ultra Short Bond Portfolio	—	—	—	0.01	—	—	—	—
EQ/Real Estate PLUS Portfolio	1.16	2.35	1.18	1.12	2.31	1.49	2.15	2.68
EQ/T. Rowe Price Growth Stock Portfolio	—	—	—	—	—	—	—	—
EQ/Wells Fargo Omega Growth Portfolio	—	—	—	—	—	—	—	—

#	Less than 0.005%

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Note 9	Substitution, Reorganization and In-Kind Transactions

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/International Core PLUS Portfolio (“ICP”). On June 24, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to ICP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/MFS International Growth Portfolio	$387,390,490	$75,268,157
Multimanager International Equity Portfolio (a)	336,328,768	43,213,095

Total	$723,719,258

(a)	A portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Large Cap Core PLUS Portfolio (“LCCP”). On June 24, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCCP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Capital Guardian Research Portfolio	$935,653,398	$250,488,053
EQ/Davis New York Venture Portfolio	319,295,079	98,658,571
EQ/Lord Abbett Large Cap Core Portfolio	175,945,507	44,320,269
EQ/UBS Growth and Income Portfolio	90,888,048	16,073,245
Multimanager Large Cap Core Equity Portfolio (a)	134,096,701	35,136,462

Total	$1,655,878,733

(a)	A portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Large Cap Growth PLUS Portfolio (“LCGP”). On June 24, 2013, shareholders of the Portfolios listed below redeemed shares through an

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in-kind redemption of securities and currency and contributed the securities and currency to LCGP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/T. Rowe Price Growth Stock Portfolio	$483,112,196	$156,350,736
EQ/Wells Fargo Omega Growth Portfolio	645,225,243	127,106,221

Total	$1,128,337,439

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Large Cap Growth PLUS Portfolio (“LCGP”). On July 15, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCGP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Equity Growth PLUS Portfolio	$1,130,474,520	$322,593,511
EQ/Montag & Caldwell Growth Portfolio	173,621,344	44,569,556
Multimanager Aggressive Equity Portfolio (a)	544,434,083	162,708,424

Total	$1,848,529,947

(a)	A portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

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At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the portfolios listed below and a subscription in-kind to AXA Tactical Manager 2000 Portfolio (“TM2000”). On July 15, 2013, shareholders of the portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to TM2000. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
Multimanager Small Cap Growth Portfolio (a)	$212,972,478	$45,257,143
Multimanager Small Cap Value Portfolio (a)	455,552,750	107,064,668

Total	$668,525,228

(a)	A portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from Multimanager Mid Cap Growth Portfolio (“MMCG”), a portfolio of AXA Premier VIP Trust, and a subscription in-kind to AXA Tactical Manager 400 Portfolio (“TM400”). On July 22, 2013, shareholders of MMCG redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to TM400. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $95,778,820 was recognized based on the value of the securities and currency of $373,484,063 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from EQ/PIMCO Ultra Short Bond Portfolio (“PSB”) and a subscription in-kind to EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ASD”). On July 22, 2013, shareholders of PSB redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to ASD. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $393,379 was recognized based on the value of the securities of $952,138,686 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from EQ/Oppenheimer Global Portfolio (“OG”) and a subscription in-kind to EQ/Global Multi-Sector Equity

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Portfolio (“GMSE”). On July 22, 2013, shareholders of OG redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to GMSE. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $90,159,225 was recognized based on the value of the securities and currency of $346,911,891 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from Multimanager Mid Cap Value Portfolio (“MMCV”), a portfolio of AXA Premier VIP Trust, and a subscription in-kind to EQ/Mid Cap Value PLUS Portfolio (“MCVP”). On July 22, 2013, shareholders of MMCV redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to MCVP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $75,250,186 was recognized based on the value of the securities and currency of $403,124,532 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from Multimanager Core Bond Portfolio (“MCB”), a portfolio of AXA Premier VIP Trust, and a subscription in-kind to EQ/Quality Bond PLUS Portfolio (“QBP”). On July 22, 2013, shareholders of MCB redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to QBP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale and the resulting gain of $17,675,873 was recognized based on the value of the securities and currency of $1,233,559,078 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Core Bond Index Portfolio (“CBI”). On July 29, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to CBI. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Global Bond PLUS Portfolio	$436,410,664	$8,530,145
Multimanager Multi-Sector Bond Portfolio (a)	615,687,112	13,632,691

Total	$1,052,097,776

(a)	A portfolio of AXA Premier VIP Trust.

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The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Large Cap Value PLUS Portfolio (“LCVP”). On July 29, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCVP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$1,034,625,698	$278,477,262
EQ/Boston Advisors Equity Income Portfolio	324,664,619	83,705,473
EQ/Invesco Comstock Portfolio	340,684,665	92,549,166
EQ/JPMorgan Value Opportunities Portfolio	294,336,634	53,872,933
Multimanager Large Cap Value Portfolio (a)	364,189,770	107,364,869

Total	$2,358,501,386

(a)	A portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on August 7, 2012, the Board ratified the redemption in-kind transfer from EQ/Intermediate Government Bond Portfolio (“IGB”) to EQ/Quality Bond PLUS Portfolio (“QBP”). During the year ended December 31, 2012, IGB transferred securities and cash to QBP in connection with a redemption-in-kind transaction. Valuation of these securities at the time of transfer was in the accordance with the Portfolios’ valuation policy. For GAAP purposes, the transaction was treated as sale of securities, and the resulting gain of $3,307,881 was recognized based on the value of the securities of $527,631,645 on the date of transfer. For tax purposes, the gain is not recognized by IGB. The value of these securities transferred is excluded from the IGB portfolio turnover and net proceeds of sales and redemptions. The realized gain from the redemption in-kind is recorded in Net Realized Gain on Securities on the Statement of Operations, QBP recorded these securities on the transfer date at their value.

Note  10 Subsequent Events

The Manager evaluated subsequent events from December 31, 2013, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

At a meeting held on December 10-11, 2013, the Board approved the creation and organization of the following new Portfolios of the Trust:

AXA/Lord Abbett Micro-Cap Portfolio

AXA/Morgan Stanley Small Cap Growth Portfolio

AXA/Horizon Small Cap Value Portfolio

AXA/Pacific Global Small Cap Value Portfolio

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Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

At a meeting held on December 10-11, 2013 the Board approved a Plan of Reorganization and Termination, relating to the following Portfolios of the Trust:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
EQ/Davis New York Venture Portfolio EQ/Lord Abbett Large Cap Core Portfolio EQ/Equity Growth PLUS Portfolio (each an “Acquired Portfolio”)	EQ/Invesco Comstock Portfolio EQ/Invesco Comstock Portfolio EQ/Large Cap Growth PLUS Portfolio (each, an “Acquiring Portfolio”)

Each of the reorganizations requires the approval of shareholders of the Acquired Portfolio. Pending shareholder approval, it is anticipated that the reorganizations will occur on or about June 20, 2014.

At meetings held on December 4-5, 2013 and December 10-11, 2013, the Boards of AXA Premier VIP Trust (“VIP Trust”) and the Trust, respectively approved (1) an Agreement and Plan of Reorganization and Termination, relating to the following reorganizations:

Proposed Acquired Portfolios	Proposed Acquiring Portfolios
Multimanager Large Cap Core Portfolio Multimanager Large Cap Value Portfolio Multimanager International Equity Portfolio (each an “Acquired Portfolio”)	EQ/Large Cap Core PLUS Portfolio EQ/Large Cap Value PLUS Portfolio EQ/International Core PLUS Portfolio (each, an “Acquiring Portfolio”)

Each of the reorganizations requires the approval of the shareholders of the Acquired Portfolio. Pending shareholder approval, it is anticipated that the reorganizations will occur on or about June 20, 2014.

and;

(2) an Agreement and Plan of Reorganization and Termination, relating to the following reorganizations:

Proposed Acquired Portfolios	Proposed Acquiring Portfolios

Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

(each an “Acquired Portfolio” and collectively, the “Acquired Portfolios”)

Multimanager Aggressive Equity Portfolio Multimanager Technology Portfolio Multimanager Core Bond Portfolio Multimanager Mid Cap Growth Portfolio Multimanager Mid Cap Value Portfolio

(each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios”)

Each of the reorganizations requires the approval of the shareholders of the Acquired Portfolio. Pending shareholder approval, it is anticipated that the reorganizations will occur on or about June 20, 2014.

At that same meeting, the Board approved the appointment of the following new sub-advisers for the following Trust Portfolios, to be effective on or about May 1, 2014.

Portfolio	Additional Adviser
EQ/High Yield Portfolio EQ/Large Cap Core PLUS Portfolio EQ/Large Cap Value PLUS Portfolio EQ/International Core PLUS Portfolio	Post Advisory Group, LLC Thornburg Investment management, Inc. MFS Investment Management EARNEST Partners, LLC

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

At that same meeting, the Board approved the following name changes which will be effective on or about May 1, 2014.

Current Name	New Name
EQ/AXA Franklin Small Cap Value Core Portfolio	AXA/Franklin Small Cap Value Managed Volatility Portfolio
EQ/Franklin Core Balanced Portfolio	AXA/Franklin Balanced Managed Volatility Portfolio
EQ/Franklin Templeton Allocation Portfolio	AXA/Franklin Templeton Allocation Managed Volatility Portfolio
EQ/Global Multi-Sector Equity Portfolio	AXA Global Equity Managed Volatility Portfolio
EQ/International Core PLUS Portfolio	AXA International Core Managed Volatility Portfolio
EQ/International Value PLUS Portfolio	AXA International Value Managed Volatility Portfolio
EQ/Large Cap Core PLUS Portfolio	AXA Large Cap Core Managed Volatility Portfolio
EQ/Large Cap Growth PLUS Portfolio	AXA Large Cap Growth Managed Volatility Portfolio
EQ/Large Cap Value PLUS Portfolio	AXA Large Cap Value Managed Volatility Portfolio
EQ/Mid Cap Value PLUS Portfolio	AXA Mid Cap Value Managed Volatility Portfolio
EQ/Mutual Large Cap Equity Portfolio	AXA/Mutual Large Cap Equity managed Volatility Portfolio
EQ/Templeton Global Equity Portfolio	AXA/Templeton Global Equity Managed Volatility Portfolio
AXA Tactical Manager 500 Portfolio	AXA 500 Managed Volatility Portfolio
AXA Tactical Manager 400 Portfolio	AXA 400 Managed Volatility Portfolio
AXA Tactical Manager 2000 portfolio	AXA 2000 Managed Volatility Portfolio
AXA Tactical Manager International Portfolio	AXA International Managed Volatility Portfolio
ATM Large Cap Portfolio	ATM Large Cap Managed Volatility Portfolio
ATM Mid Cap Portfolio	ATM Mid Cap Managed Volatility Portfolio
ATM Small Cap Portfolio	ATM Small Cap Managed Volatility Portfolio
ATM International Portfolio	ATM International Managed Volatility Portfolio

At a meeting held on December 10-11, 2013, the Board approved an Agreement and Plan of Reorganization and Termination to reorganize three portfolios of the AXA Premier VIP Trust (“VIP Trust”) into three corresponding existing Portfolios of the Trust as follows:

a. Multimanager Large Cap Core Portfolio into EQ/Large Cap Core PLUS Portfolio;

b. Multimanager Large Cap Value Portfolio into EQ/Large Cap Value PLUS Portfolio; and

c. Multimanager International Equity Portfolio into EQ/International Core PLUS Portfolio

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

At a meeting held on December 10-11, 2013, the Board also approved an Agreement and Plan of Reorganization and Termination of five portfolios of VIP Trust into five corresponding newly — created “shell” Portfolios of the Trust as follows:

a. Multimanager Aggressive Equity Portfolio;

b. Multimanager Technology Portfolio

c. Multimanager Core Bond Portfolio;

d. Multimanager Mid Cap Growth Portfolio; and

e. Multimanager Mid Cap Value Portfolio

Each of the reorganizations require the approval of the shareholders of the applicable VIP Trust portfolio. Pending shareholder approval, it is anticipated that the reorganizations will occur before June 20, 2014.

Note  11 Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and court agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

No liability for litigation relating to these matters have been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

On November 1, 2010, the Trust and AXA Premier VIP Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and AXA Premier VIP Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio – $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; and (vi) the EQ/Common Stock Index II Portfolio – $18,360.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (hereafter referred to as “financial statements”) present fairly, in all material respects, the financial position of each of the portfolios of EQ Advisors Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2014

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on July 8-9, 2013, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) (the “Management Agreements”) and the renewal of the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

All Asset Aggressive-Alt 25

All Asset Growth-Alt 20

All Asset Moderate Growth-Alt 15

(collectively, the “All Asset Portfolios”)

AXA Aggressive Strategy

AXA Balanced Strategy

AXA Conservative Growth Strategy

AXA Conservative Strategy

AXA Growth Strategy

AXA Moderate Growth Strategy

AXA Ultra Conservative Strategy (collectively, the “Strategic Allocation Portfolios”)

EQ/Franklin Templeton Allocation

EQ/High Yield Bond

EQ/International ETF

Management Agreement with FMG LLC

ATM International

ATM Large Cap

ATM Mid Cap

ATM Small Cap

AXA Tactical Manager 400

AXA Tactical Manager 500

AXA Tactical Manager 2000

AXA Tactical Manager International (collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”) Advisory Agreement with BlackRock Investment Management LLC (“BlackRock”)

EQ/AllianceBernstein Dynamic Wealth Strategies

EQ/AllianceBernstein Short Duration Government Bond

EQ/AllianceBernstein Short-Term Bond

EQ/AllianceBernstein Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Small Company Index

EQ/Quality Bond PLUS

Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/AXA Franklin Small Cap Value Core	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisory Services, LLC

EQ/Black Rock Basic Value Equity	Management Agreement with FMG LLC Advisory Agreement with BlackRock

EQ/Boston Advisors Equity Income	Management Agreement with FMG LLC Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible	Management Agreement with FMG LLC Advisory Agreement with Calvert Investment Management, Inc.

EQ/Capital Guardian Research	Management Agreement with FMG LLC Advisory Agreement with Capital Guardian Trust Company

EQ/Core Bond Index EQ/Intermediate Government Bond EQ/Large Cap Value Index EQ/Mid Cap Index	Management Agreement with FMG LLC Advisory Agreement with SSgA Funds Management, Inc.

EQ/Davis New York Venture	Management Agreement with FMG LLC Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Emerging Markets Equity PLUS	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with EARNEST Partners, LLC

EQ/Equity Growth PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Capital Management, Inc. Advisory Agreement with BlackRock

EQ/Franklin Core Balanced	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers, Inc.

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with FMG LLC Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Wells Capital Management Inc. and First International Advisors

EQ/Global Multi-Sector Equity	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Morgan Stanley Investment Management, LLC

EQ/International Core PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with WHV Investment Management and Hirayama Investments, LLC

EQ/International Value PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Northern Cross, LLC

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/Invesco Comstock	Management Agreement with FMG LLC Advisory Agreement with Invesco Advisers, Inc.

EQ/JPMorgan Value Opportunities	Management Agreement with FMG LLC Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/Large Cap Core PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Institutional Capital LLC

EQ/Large Cap Growth PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Marsico Capital Management, LLC

EQ/Lord Abbett Large Cap Core	Management Agreement with FMG LLC Advisory Agreement with Lord, Abbett & Co. LLC

EQ/MFS International Growth	Management Agreement with FMG LLC Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management)

EQ/Mid Cap Value PLUS	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Wellington Management Company, LLP

EQ/Money Market	Management Agreement with FMG LLC Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with FMG LLC Advisory Agreement with Montag & Caldwell, Inc.

EQ/Morgan Stanley Mid Cap Growth	Management Agreement with FMG LLC Advisory Agreement with Morgan Stanley Investment Management, LLC

EQ/Mutual Large Cap Equity	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Natural Resources PLUS	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with RBC Global Asset Management (U.S.) Inc.

EQ/Oppenheimer Global	Management Agreement with FMG LLC Advisory Agreement with OppenheimerFunds, Inc.

EQ/PIMCO Global Real Return EQ/PIMCO Ultra Short Bond	Management Agreement with FMG LLC Advisory Agreement with Pacific Investment Management Company

EQ/Real Estate PLUS	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with Pacific Investment Management Company

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/Templeton Global Equity	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Templeton Investment Counsel LLC

EQ/T. Rowe Price Growth Stock	Management Agreement with FMG LLC Advisory Agreement with T. Rowe Price Associates, Inc.

EQ/UBS Growth and Income	Management Agreement with FMG LLC Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Wells Fargo Omega Growth	Management Agreement with FMG LLC Advisory Agreement with Wells Capital Management Inc.

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates; (2) the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Adviser) on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and, where applicable, advisory fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager, the relevant Adviser(s) and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the relevant Adviser(s) and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information furnished specifically in connection with the annual renewal process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services provided by the Manager, the relevant Adviser(s) and their respective affiliates; as well as presentations made to the Board by certain Advisers throughout the year.

Information furnished and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees and, where applicable, advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager and the relevant Adviser(s) furnished separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers over time) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters. The Manager also provided supplemental comparative fee data for certain Portfolios.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in

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extensive discussions regarding the Agreements. As described below, as a result of these extensive discussions, the Manager agreed to implement certain fee changes, including additional breakpoints to the management fee rate schedules for certain Portfolios and revisions to the administrative fee rate schedules for all of the Portfolios. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Portfolios’ Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and, where applicable, advisory fee were fair and reasonable and that the renewal of each Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information furnished, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the background of each of the Adviser’s portfolio managers who provide services to the Portfolios.

The Board also considered, among other factors, periodic reports furnished to the Board regarding the services provided by the Manager, the Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to brokers affiliated with the Manager or an Adviser, the use of brokerage commission recapture arrangements to pay Portfolio expenses, and the use of “soft” commission dollars to pay for research services. In this regard, the Board also considered the Manager’s and each Adviser’s best execution trading policies, including a report by an independent portfolio trading analytical firm.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of Portfolios, Advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the

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Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other developments within the mutual fund industry. The Board also considered actions taken by the Manager and the Advisers in response to recent market conditions and considered the overall performance of the Manager and the Advisers in this context.

Based on its review, the Board determined that the nature, quality and extent of the overall services provided by the Manager, each Adviser and, where applicable, their respective affiliates were appropriate for the Portfolios in light of the Portfolios’ investment objectives and, thus, supported a decision to approve the renewal of the Agreements.

Investment Performance. As discussed further below, the Board also received and reviewed information regarding each Portfolio’s short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to (i) an appropriate broad-based securities market index (“benchmark”), (ii) a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or (iii) a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns and rolling period total returns. In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance. With respect to the Lipper quartile information, the first quartile comprised the best performers of the peer group and the fourth quartile comprised the worst performers of the peer group. The Board took into account that the Lipper quartile information reflected the investment performance of Class IB shares of each Portfolio, except the ATM Large Cap, ATM Mid Cap, ATM Small Cap, and EQ/International ETF Portfolios, for which the Lipper quartile information reflected the investment performance of Class IA shares, and the ATM International and EQ/AllianceBernstein Short-Term Bond Portfolios, for which the Lipper quartile information reflected the investment performance of Class K shares. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes. The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

Fund-of-Funds Portfolios

With respect to the performance of the following Portfolios, the Board considered that each Portfolio invests in a combination of other investment companies (“underlying portfolios”).

The Board further considered that the underlying portfolios in which each of the Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each of the Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio, the Manager had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the investment strategies of the underlying portfolios, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the underlying portfolios may employ, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more important than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the underlying portfolios in which a Portfolio invests.

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The Board evaluated the performance of each Portfolio in this context and considered the performance results described below, among other information:

AXA Aggressive Strategy and AXA Ultra Conservative Strategy Portfolios. The Board noted that the AXA Aggressive Strategy and AXA Ultra Conservative Strategy Portfolios had commenced operations on April 12, 2012 and September 28, 2011, respectively, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that each Portfolio had underperformed its VMI, for the one-year period ended May 31, 2013. The Board noted that each Portfolio’s underperformance was due in part to the total returns of the underlying portfolios. With respect to the AXA Ultra Conservative Strategy Portfolio, the Board also considered that the Portfolio is held in connection with insurance company asset transfer programs and may have a small asset base and varying cash flow patterns.

AXA Balanced Strategy and AXA Growth Strategy Portfolios. The Board noted that each Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that each Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, and that each Portfolio had underperformed its VMI, for the one- and three-year periods ended May 31, 2013. The Board noted that each Portfolio’s underperformance was due in part to the total returns of the underlying portfolios.

AXA Conservative Growth Strategy and AXA Moderate Growth Strategy Portfolios. The Board noted that each Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that the AXA Conservative Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2013, but was in the first quartile for the one-year period ended on that date, and that the AXA Moderate Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that each Portfolio had underperformed its VMI for the one- and three-year periods ended May 31, 2013. The Board noted that the Portfolio’s underperformance was due in part to the total returns of the underlying portfolios.

AXA Conservative Strategy Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its VMI for the one- and three-year periods ended May 31, 2013, but its performance was only slightly below that of its VMI for the one-year period. The Board noted that the Portfolio’s underperformance was due in part to the total returns of the underlying portfolios.

All Asset Aggressive-Alt 25 and All Asset Moderate Growth-Alt 15 Portfolios. The Board noted that each Portfolio had commenced operations on August 29, 2012, and, therefore, the Board did not regard the Portfolios’ performance as meaningful to an evaluation of the Agreements.

All Asset Growth-Alt 20 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013, but its performance was only slightly below that of its benchmark for the three-year period. The Board noted that the Portfolio’s underperformance was due in part to the total returns of the underlying portfolios.

EQ/Franklin Templeton Allocation Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the five-year period ended May 31, 2013, but was in the first and second quartiles, respectively, for the one- and three-year periods ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the three- and five-year periods ended May 31, 2013, but had outperformed its VMI for the one-year period ended on that date. The Board noted that the Portfolio’s underperformance was due in part to the total returns of the underlying portfolios.

EQ/International ETF Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that the Portfolio had underperformed its benchmark, for the one-, three- and five-year periods ended May 31, 2013. The Board noted that the Portfolio’s underperformance was due in part to the total returns of the underlying portfolios.

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The Board and the Manager discussed the performance of each fund-of-funds Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which seeks to achieve the total return performance of a particular index and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to each of the ATM International and AXA Tactical Manager International Portfolios, the Board noted that the Manager generally considers the Portfolio’s performance (especially its short-term performance) relative to its VMI-proxy to be more important than its performance relative to its VMI, and considered the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board further noted that each Portfolio had a relatively short operating history on which to evaluate performance. The Board evaluated the performance of each AXA Tactical Manager Portfolio in this context and considered the performance results described below, among other information, including cumulative returns:

ATM International Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-year period ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the three-year period ended May 31, 2013, but had outperformed its benchmark and its VMI-proxy for the one-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

ATM Large Cap and ATM Mid Cap Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2013. The Board also considered that the ATM Large Cap Portfolio had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2013, and that the ATM Mid Cap Portfolio had underperformed its benchmark and its VMI for the one-year period ended May 31, 2013, but had outperformed its benchmark and its VMI for the three-year period ended on that date.

ATM Small Cap Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, for the one- and three-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-year period ended May 31, 2013, but had outperformed its benchmark and its VMI for the three-year period ended on that date.

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AXA Tactical Manager 400 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that the Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2013.

AXA Tactical Manager 500 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile, and that the Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2013.

AXA Tactical Manager 2000 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, and that the Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2013.

AXA Tactical Manager International Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2013, but was in the first quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one- and three-year periods ended May 31, 2013. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

The Board and the Manager discussed the performance of each AXA Tactical Manager Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI or VMI-proxy, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the passive Portfolios, the Board considered that each Portfolio (other than the EQ/Calvert Socially Responsible Portfolio) seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark, and that the EQ/Calvert Socially Responsible Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, and valuation, which affect the Portfolio, but not the benchmark. The Board also noted that certain of the Portfolios had implemented a passive management strategy relatively recently and, therefore, in each of these cases the Board focused on the performance results of the Portfolio since the date of implementation. The Board also considered that the passive management strategy for the Portfolios identified below had been implemented, in part, to enhance the performance of the Portfolios. Among other information, the Board considered that, with limited exceptions, the Lipper peer group for each Portfolio included both actively and passively managed funds. The Board also considered the following with respect to each Portfolio’s performance relative to its Lipper peer group:

EQ/Calvert Socially Responsible Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-year period ended May 31, 2013. The Board noted that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in August 2011 and that the Portfolio’s recent performance had shown improvement.

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EQ/Common Stock Index Portfolio. The Board noted that the Portfolio had implemented a passive management strategy in December 2008. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the second and first quartiles, respectively, for the one- and three-year periods ended May 31, 2013.

EQ/Core Bond Index and EQ/Intermediate Government Bond Portfolios. The Board noted that each Portfolio had implemented a passive management strategy in January 2009. The Board also considered that the EQ/Core Bond Index Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2013, and that the EQ/Intermediate Government Bond Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2013, but was in the second quartile for the one-year period ended on that date.

EQ/Equity 500 Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period, and the third quartile for the three-, five- and ten-year periods, ended May 31, 2013.

EQ/International Equity Index Portfolio. The Board noted that the Portfolio had implemented a passive management strategy in February 2011 and that the Portfolio had only a short operating history with the passive strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2013.

EQ/Large Cap Growth Index, EQ/Large Cap Value Index, and EQ/Mid Cap Index Portfolios. The Board noted that each of these Portfolios had implemented a passive management strategy in December 2008. The Board also considered that the EQ/Large Cap Growth Index Portfolio’s performance relative to its Lipper peer group was in the second and first quartiles, respectively, for the one- and three-year periods ended May 31, 2013; that the EQ/Large Cap Value Index Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and three-year periods ended May 31, 2013; and that the EQ/Mid Cap Index Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2013, but was in the second quartile for the three-year period ended on that date.

EQ/Small Company Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-, five- and ten-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date.

The Board and the Manager discussed the performance of each passive Portfolio in detail and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various periods, as well as. the Manager’s and the relevant Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Manager and the relevant Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in exchange-traded funds (“ETFs”). The Board also considered that, in connection with its PLUS investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that certain of these Portfolios had added the PLUS investment strategy relatively recently and considered this fact in its review of these Portfolios’ performance. The Board further considered that the PLUS investment strategy had been implemented, in part, to enhance the performance of the Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each equity Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of

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the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers an equity Portfolio’s performance (especially its short-term performance) relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to each of the EQ/International Core PLUS and EQ/International Value PLUS Portfolios, the Board noted that the Manager generally considers the Portfolio’s performance (especially its short-term performance) relative to its VMI-proxy to be more important than its performance relative to its VMI, and considered the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments. In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as a tactical volatility management component. The Board evaluated the performance of each PLUS Portfolio in this context and considered the performance results described below, among other information:

EQ/Emerging Markets Equity PLUS, EQ/Natural Resources PLUS and EQ/Real Estate PLUS Portfolios. The Board noted that each Portfolio had commenced operations on February 8, 2013, and, therefore, the Board did not regard the Portfolios’ performance as meaningful to an evaluation of the Agreements.

EQ/Equity Growth PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods, and the third quartile for the ten-year period, ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/Global Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the three- and five-year periods ended May 31, 2013, but had outperformed its benchmark for the one-year period ended on that date.

EQ/International Core PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-, five- and ten-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three- and five-year periods ended May 31, 2013, and had underperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/International Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in February 2011 and that the Portfolio had only a short operating history with the enhanced strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-, five- and ten-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2013. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/Large Cap Core PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three- and five-year periods, and the fourth quartile for the ten-year period, ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/Large Cap Growth PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2013, but was in the second quartile for the one-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2013, but its performance was only slightly below that of its benchmark for the ten-year period.

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EQ/Large Cap Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, and the fourth quartile for the three-, five- and ten-year periods, ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2013 and had underperformed its benchmark and its VMI for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its VMI for the one-year period ended on that date.

EQ/Mid Cap Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, and the fourth quartile for the three-, five- and ten-year periods, ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2013, but its performance was only slightly below that of its VMI for the one-year period.

EQ/Quality Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2013, but had outperformed its benchmark for the one-year period ended on that date.

The Board and the Manager discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI or VMI-proxy, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of the EQ/High Yield Bond Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the other PACTIVE Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies. The Board also considered that, in connection with its PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that each of these Portfolios had added the PACTIVE investment strategy in May 2009 and considered this fact in its review of these Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been implemented, in part, to enhance the performance of the Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally

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considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to each of the EQ/Global Multi-Sector Equity and EQ/Templeton Global Equity Portfolios, the Board noted that the Manager generally considers the Portfolio’s performance (especially its short-term performance) relative to its VMI-proxy to be more important than its performance relative to its VMI, and considered the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as a tactical volatility management component. The Board evaluated the performance of each PACTIVE Portfolio in this context and considered the performance results described below, among other information:

EQ/AXA Franklin Small Cap Value Core Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three- and five-year periods ended May 31, 2013, but its performance was only slightly below that of its VMI for the one- and three-year periods.

EQ/Franklin Core Balanced Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the five-year period ended May 31, 2013, but was in the second quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the five-year period ended May 31, 2013, but had outperformed its VMI for the one- and three-year periods ended on that date.

EQ/Global Multi-Sector Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, and the fourth quartile for the three- and five-year periods, ended May 31, 2013, but was in the first quartile for the ten-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2013, its performance was only slightly below that of its benchmark for the one-year period, and the Portfolio had outperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/High Yield Bond Portfolio. The Board noted that the Portfolio had commenced operations on February 8, 2013, and, therefore, the Board did not regard the Portfolio’s performance as meaningful to an evaluation of the Agreements.

EQ/Mutual Large Cap Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three- and five-year periods ended May 31, 2013, but its performance was only slightly below that of its benchmark and its VMI for the one-year period.

EQ/Templeton Global Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, for the three- and five-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the three-year period, and underperformed its VMI-proxy for the five-year period, ended May 31, 2013, but had outperformed its benchmark for the one- and five-year periods, and outperformed its VMI-proxy for the one- and three-year periods, ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

The Board and the Manager discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI or VMI-proxy, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable,

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the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Actively-Managed, Single Adviser Portfolios

With respect to the performance of the following Portfolios, each of which is actively managed and advised by a single Adviser, the Board considered, among other things, the performance results and other information described below.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio. The Board noted that the Portfolio had commenced operations on February 18, 2011, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2013.

EQ/AllianceBernstein Short Duration Government Bond Portfolio. The Board noted that the Portfolio had not yet commenced operations and, therefore, had no operating history on which to evaluate performance.

EQ/AllianceBernstein Short-Term Bond Portfolio. The Board noted that the Portfolio had commenced operations on October 25, 2010, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2013. The Board also considered that the Portfolio had outperformed its benchmark for the one-year period ended May 31, 2013.

EQ/AllianceBernstein Small Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and five-year periods ended May 31, 2013, but was in the second quartile for the three- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one- and five- year periods ended May 31, 2013, but had outperformed its benchmark for the three- and ten-year periods ended on that date.

EQ/BlackRock Basic Value Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-, five- and ten-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2013, its performance was only slightly below that of its benchmark for the five-year period, and the Portfolio had outperformed its benchmark for the one-year period ended on that date.

EQ/Boston Advisors Equity Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-year period, and the second quartile for the three-, five- and ten-year periods, ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013, but its performance was only slightly below that of its benchmark for the three-, five- and ten-year periods.

EQ/Capital Guardian Research Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the ten-year period ended May 31, 2013, but was in the first quartile for the one-, three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the ten-year period ended May 31, 2013, but had outperformed its benchmark for the one-, three- and five-year periods ended on that date.

EQ/Davis New York Venture Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods, and the third quartile for the one-year period, ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark

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for the one-, three- and five-year periods ended May 31, 2013. The Board informed the Manager that its decision to approve the Agreements for the Portfolio was based in part on the Manager’s agreement to provide, at a future Board meeting, options for potential changes to the Portfolio to address continued underperformance.

EQ/GAMCO Mergers and Acquisitions Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three- and ten-year periods ended May 31, 2013, but was in the second quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/GAMCO Small Company Value Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/Invesco Comstock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-, three- and five-year periods ended May 31, 2013. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2013.

EQ/JPMorgan Value Opportunities Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods, and the fourth quartile for the ten-year period, ended May 31, 2013, but was in the first quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2013, its performance was only slightly below that of its benchmark for the five-year period, and it had outperformed its benchmark for the one-year period ended on that date.

EQ/Lord Abbett Large Cap Core Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and five-year periods, and the fourth quartile for the three-year period, ended May 31, 2013. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2013.

EQ/MFS International Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2013, but was in the second quartile for the three- and ten-year periods, and the first quartile for the five-year period, ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and ten-year periods ended May 31, 2013, its performance was only slightly below that of its benchmark for the ten-year period, and it had outperformed its benchmark for the three- and five-year periods ended on that date.

EQ/Money Market Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-, five- and ten-year periods ended May 31, 2013, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio’s performance was only slightly below that of its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013. The Board also considered the very low interest rate environment and that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

EQ/Montag & Caldwell Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three- and ten-year periods ended May 31, 2013, but was in the second quartile for the five-year period ended on the date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/Morgan Stanley Mid Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, for the one- and three-year periods ended May 31, 2013, but was in the second quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2013.

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EQ/Oppenheimer Global Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2013, but was in the second quartile for the one- and five-year periods ended on the date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2013.

EQ/PIMCO Global Real Return Portfolio. The Board noted that the Portfolio had commenced operations on February 8, 2013, and, therefore, the Board did not regard the Portfolio’s performance as meaningful to an evaluation of the Agreements.

EQ/PIMCO Ultra Short Bond Portfolio. The Board considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, focused on the Portfolio’s performance since that time. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2013. The Board also considered that the Portfolio had outperformed its benchmark for the one- and three-year periods ended on May 31, 2013.

EQ/T. Rowe Price Growth Stock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, for the one- and ten-year periods ended May 31, 2013, but was in the first and second quartiles, respectively, for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/UBS Growth and Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2013, but was in the first and second quartiles, respectively, for the one- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2013.

EQ/Wells Fargo Omega Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and three-year periods ended May 31, 2013, and the first quartile for the five- and ten-year periods ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, five- and ten-year periods ended May 31, 2013, and its performance was only slightly below that of its benchmark for the three-year period ended on that date.

The Board and the Manager discussed the performance of each actively-managed, single Adviser Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Adviser had taken to address a Portfolio’s performance, including any applicable changes to the Adviser or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Adviser regarding the performance of each actively-managed, single Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within the Portfolio’s Lipper expense group assuming the funds were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Lipper investment management fee analysis includes within such fee the separate administrative fees paid to FMG LLC. The Board noted that management had separately provided comparative fee information net of administrative fees. The Board also noted that the funds in each

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Portfolio’s Lipper peer group may or may not employ multiple and complex strategies like those employed by a number of the Portfolios, particularly the PLUS and PACTIVE Portfolios and the Portfolios employing a tactical volatility management strategy. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2012, and the Lipper expense ratios were shown for Class IA, Class IB and Class K shares, as applicable, of the relevant Portfolio. Where contractual investment management fee comparisons were shown for Class IA and/or Class IB shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual investment management fee information described below reflects the comparisons for only Class IA and/or Class IB shares of that Portfolio. The Board noted that the Lipper data for those Portfolios employing a passive strategy (except the EQ/Equity 500 Index Portfolio) comprised funds employing active strategies, and that management had separately provided comparative fee information obtained from Lipper that focused more narrowly on passive funds. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents. In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the advisory fee(s) paid to the relevant Adviser(s) and the management fee retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for the EQ/International ETF Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA and Class K shares of the Portfolio were below the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Franklin Templeton Allocation Portfolio was at the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA and Class IB shares of the Portfolio were above the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the All Asset Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of these Portfolios and the Class K shares of each of these Portfolios (except the All Asset Moderate Growth-Alt 25 Portfolio) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class K shares of the All Asset Moderate Growth-Alt 25 Portfolio was within five basis points of the median total expense ratio for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of these Portfolios (except the AXA Balanced Strategy, AXA Growth Strategy, AXA Conservative Growth Strategy and AXA Moderate Growth Strategy Portfolios) was below the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of the AXA Balanced Strategy, AXA Growth Strategy and AXA Conservative Growth Strategy Portfolios were within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that the management fee rate schedule for the EQ/International ETF Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in the EQ/International ETF Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In this regard, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to

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add an additional breakpoint to the management fee rate schedule for the EQ/International ETF Portfolio. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the All Asset Portfolios, the Strategic Allocation Portfolios (except the AXA Moderate Growth Strategy Portfolio), and the EQ/Franklin Templeton Allocation Portfolio was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to revisions of the Portfolios’ administrative fee rate schedules that are expected to lower the Portfolios’ administrative fees.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Manager’s management fee is fair and reasonable.

AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each Portfolio was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable), Class IB (as applicable) and Class K shares of each Portfolio were below the medians for the Portfolio’s respective Lipper peer group. The Board noted that Lipper did not include a volatility managed universe, but rather included the AXA Tactical Manager Portfolios in a universe with actively managed funds as well as index funds. As a result, and in order to review more comparable data, the Board also reviewed and considered the contractual management fee and total expense ratio for each Portfolio against peer groups of funds provided by Lipper consisting solely of index funds.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In this regard, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to add an additional breakpoint to the management fee rate schedule for each Portfolio. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Passive Portfolios

The Board considered that the contractual management fee for each of the EQ/Calvert Socially Responsible, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each of these Portfolios (except the EQ/Calvert Socially Responsible Portfolio) and the Class K shares (as applicable) of each of these Portfolios were below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of the EQ/Calvert Socially Responsible Portfolio were within five basis points of the median total expense ratio for the Portfolio’s Lipper peer group. The Board noted that the Lipper peer groups for these Portfolios included actively managed funds as well as index funds. As a result, and in order to review more comparable data, the Board also reviewed and considered the contractual management fee and total expense ratio for each Portfolio against peer groups of funds provided by Lipper consisting solely of index funds.

The Board considered that the contractual management fee for the EQ/Equity 500 Index Portfolio was above the median for the Portfolio’s Lipper peer group which was comprised of index funds tracking the same index as the Portfolio. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but, for Class K, within five basis points of) the medians for the Portfolio’s Lipper peer group.

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The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In this regard, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to add an additional breakpoint to the management fee rate schedule for each Portfolio. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to a revision of the Portfolios’ administrative fee rate schedule that is expected to lower certain Portfolios’ administrative fees.

The Board also considered the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the EQ/Emerging Markets Equity PLUS, EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Natural Resources PLUS, EQ/Quality Bond PLUS and EQ/Real Estate PLUS Portfolios was at (in the case of the EQ/Large Cap Core PLUS Portfolio) or below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the EQ/Quality Bond PLUS and EQ/Real Estate PLUS Portfolios) and the Class K shares (as applicable) of each of these Portfolios (except the EQ/Natural Resources PLUS and EQ/Real Estate PLUS Portfolios) were below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class K shares of the EQ/Natural Resources PLUS Portfolio, the Class IA and Class IB shares of the EQ/Quality Bond PLUS Portfolio, and the Class IB and Class K shares of the EQ/Real Estate PLUS Portfolio were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the EQ/Global Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but, for each of the EQ/AXA Franklin Small Cap Value Core and EQ/Templeton Global Equity Portfolios, within five basis points of) the median for the Portfolio’s respective Lipper peer group.

The Board also considered that the total expense ratios for the Class IA (as applicable), Class IB and Class K shares of each Portfolio were at (in the case of the Class IA and Class IB shares of EQ/Global Multi-Sector Equity

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Portfolio) or above the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of the EQ/Templeton Global Equity Portfolio were within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group. The Board also noted that the total expense ratio for the Class K shares of each of the EQ/AXA Franklin Small Cap Value Core, EQ/Global Multi-Sector Equity and EQ/Templeton Global Equity Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA (as applicable), Class IB and Class K shares of each Portfolio were at or above the medians for the Portfolio’s respective Lipper peer group, the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the EQ/Global Multi-Sector Equity Portfolio), the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Actively-Managed, Single Adviser Portfolios

The Board considered that the contractual management fee for the EQ/AllianceBernstein Small Cap Growth Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were below the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the EQ/AllianceBernstein Short Duration Government Bond, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/Money Market, EQ/PIMCO Ultra Short Bond and EQ/Wells Fargo Omega Growth Portfolios was above, but within five basis points of, the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each of these Portfolios (except the EQ/AllianceBernstein Short Duration Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond and EQ/Wells Fargo Omega Growth Portfolios) and the Class K shares (as applicable) of each of these Portfolios (except the EQ/AllianceBernstein Short Duration Government Bond and EQ/PIMCO Ultra Short Bond Portfolios) were below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/AllianceBernstein Short Duration Government Bond, EQ/PIMCO Ultra Short Bond and EQ/Wells Fargo Omega Growth Portfolios and the Class K shares of each of the EQ/AllianceBernstein Short Duration Government Bond and EQ/PIMCO Ultra Short Bond Portfolios were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board also considered that the contractual management fee for each of the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBernstein Short-Term Bond, EQ/Boston Advisors Equity Income, EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Lord Abbett Large Cap Core, EQ/MFS International Growth, EQ/Montag & Caldwell Growth, EQ/Morgan Stanley Mid Cap Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB (as applicable) shares of each of these Portfolios (except the EQ/GAMCO Mergers and Acquisitions Portfolio) were above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Lord Abbett Large Cap Core and EQ/MFS International Growth

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Portfolios were within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio for the Class K shares (as applicable) of each of these Portfolios (except the EQ/JPMorgan Value Opportunities and EQ/MFS International Growth Portfolios) was above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class K shares of each of the EQ/AllianceBernstein Short-Term Bond, EQ/Boston Advisors Equity Income and EQ/Morgan Stanley Mid Cap Growth Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the management fee for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth Portfolio) was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and/or Class K shares (as applicable) of certain Portfolios were above the medians for the Portfolio’s respective Lipper peer group, the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value and EQ/Money Market Portfolios), the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/Davis New York Venture, EQ/Invesco Comstock, EQ/Lord Abbett Large Cap Core, EQ/Oppenheimer Global, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to a revision of the Portfolios’ administrative fee rate schedule that is expected to lower certain Portfolios’ administrative fees. The Board also considered that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also considered the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each actively-managed, single Adviser Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2012, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. In addition, the Board considered information prepared by management or from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for

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the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Portfolios, the Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio invest in other (underlying) portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also considered that the Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

The Board noted that the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Advisory Agreements. The Board acknowledged the Manager’s view of Adviser profitability noting the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and that the fees paid to the Advisers are the product of negotiations with the Manager and reflect the Manager’s and Advisers’ acceptable levels of profitability based on the particular circumstances in each case for each of them. The Board further noted that each Adviser’s fee is paid by the Manager and not the Portfolio. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and information regarding each Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also noted that with respect to AllianceBernstein, which is an affiliate of the Manager, profitability is separately addressed. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and information regarding each Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The

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Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with certain Portfolios and their shareholders through management and/or administrative fee breakpoints so that as the Portfolios grow in size, their effective fee rates decline. In this connection, the Board considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2013, to implement certain fee changes, including additional breakpoints to the management fee rate schedules for certain Portfolios and revisions to the administrative fee rate schedules for all of the Portfolios, as described above. The Board also noted that, although the management and administrative fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that such Portfolios’ total expense ratios do not exceed certain levels as set forth in their prospectuses. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale, which assumes that the Portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the Manager. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early states of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that it and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. Thus, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management and administrative fee schedules at the present time.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on September 17-18, 2013, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the Investment Management Agreements (each, a “Management Agreement” and together, the “Management Agreements”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and the Investment Advisory Agreements (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolios	Agreement(s) Approved by the Trust’s Board with respect to the Portfolio(s)
All Asset Aggressive-Alt 50 Portfolio All Asset Aggressive-Alt 75 Portfolio	Management Agreement with FMG LLC

AXA SmartBetaTM Equity Portfolio	Management Agreement with FMG LLC Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

EQ/Convertible Securities Portfolio	Management Agreement with FMG LLC Advisory Agreement with Palisade Capital Management L.L.C.

EQ/Energy ETF Portfolio EQ/Low Volatility Global ETF Portfolio	Management Agreement with FMG LLC

In reaching its decision to approve each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and Agreement, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the Adviser and, where applicable, their respective affiliates; (2) model performance information, where applicable, and information regarding the risk/return profile of the Portfolio; (3) the level of the proposed management fee and, where applicable, the proposed advisory fee, and the Portfolio’s expense ratio relative to those of comparable funds; (4) the costs of the services to be provided by, and the profits to be realized by, the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager, the Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the Advisers, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the relevant meeting. The Board also took into account information provided to the Trustees at prior Board meetings. As applicable, the information provided to the Trustees described, among other things, the services to be provided by the Manager and the Advisers, as well as the Manager’s and the Advisers’ investment personnel, proposed management and advisory fees, expense ratios, model performance and risk/return profile information, expense limitation agreements, and other matters. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreements and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the Agreements and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meetings and during their deliberations regarding the Agreements, and also received materials

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discussing the legal standards applicable to their consideration of the Agreements. Although the Board approved the Agreements for all Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed management fee and, where applicable, advisory fee were fair and reasonable and that the approval of the Agreement(s) was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager, the relevant Adviser (where applicable), and their respective affiliates. The Board considered the Manager’s and, where applicable, the relevant Adviser’s responsibilities with respect to each Portfolio (or portion thereof). The Board also considered the Manager’s experience in serving as an investment manager for other portfolios of the Trust and each Adviser’s experience in serving as an investment adviser for funds and/or accounts similar to the Portfolio that it would sub-advise.

With respect to the Manager, the Board considered that the Manager would be responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; placing all orders for the purchase or sale of investments for the Portfolios (or portions thereof) that it manages directly; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters for the Portfolios (or portions thereof) that the Advisers sub-advise; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers and its process for making investment decisions for the Portfolios (or the portions thereof) that it would manage directly, as well as information regarding the backgrounds of the personnel who would perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk.

With respect to the Advisers, the Board considered that each Adviser would be responsible for making investment decisions for the Portfolio (or the portion thereof) that it would sub-advise, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio (or the portion thereof) that it would sub-advise; and performing related trading functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio (or the portion thereof) that it would sub-advise, as well as information regarding the background of each of the Adviser’s portfolio managers who would provide services to the Portfolio.

The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Manager was also based, in part, on the Board’s experience and familiarity with the Manager serving as the investment manager to the other portfolios of the Trust and periodic reports provided to the Board regarding the services provided by the Manager to those other portfolios. The Board also considered the benefits that would be provided to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered, among other factors, the Manager’s and each Adviser’s best execution trading policies. The Board also considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates would provide to the Portfolios and their shareholders.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the Manager and, where applicable, the relevant Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreement(s).

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Investment Performance. With respect to approval of the Management Agreements, the Board received and reviewed model performance data for the strategies to be used for the Portfolios for long- and/or short-term periods, where applicable. The Board also received and reviewed risk/return profile information for each Portfolio based on its investment objectives, policies and anticipated investments. The Board considered the Manager’s expertise, resources, proposed methodology and personnel for managing the Portfolios and its experience managing other portfolios of the Trust. Based on its review, the Board determined that the information presented supported a decision to approve the relevant Management Agreement with respect to each Portfolio.

With respect to approval of the Advisory Agreements, the Board received and reviewed each Adviser’s performance data in managing other funds and/or accounts with substantially similar investment objectives, policies, and strategies as the Portfolio (or the portion thereof) that it would sub-advise, as compared to an appropriate benchmark. The Board also considered each Adviser’s expertise, resources, proposed methodology, and personnel for advising the Portfolio (or the portion thereof). Based on its review, the Board determined, with respect to each Portfolio (or the portion thereof) that would be sub-advised, that the performance data and related information supported a decision to approve the relevant Advisory Agreement.

Expenses. The Board considered each Portfolio’s proposed management fee and, where applicable, proposed advisory fee, in light of the nature, quality and extent of the overall services to be provided by the Manager and, where applicable, the relevant Adviser. In addition, the Board considered, where applicable, the relative level of the advisory fee to be paid to the Adviser with respect to a Portfolio and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the Adviser. The Board considered that all fees and expenses of each Portfolio are explicitly disclosed in the Portfolio’s offering documents.

With respect to the Management Agreements, the Board considered the proposed management fee schedules relative to the management fee schedules of other portfolios managed by the Manager. The Board also considered information provided by the Manager comparing the proposed management fee and expense ratio(s) for each Portfolio to the management fee and expense ratio(s) for comparable funds, including information compiled by Lipper, Inc., an independent organization. The Board further considered that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees to limit each Portfolio’s total expense ratio to certain levels as set forth in its prospectus. Based on its review, the Board determined that the Manager’s proposed fee for each Portfolio is fair and reasonable.

With respect to the Advisory Agreements, the Board also considered the proposed advisory fee in light of the fees that the Adviser normally charges under other advisory agreements with other clients. The Board further noted that the Manager, and not a Portfolio, would pay the relevant Adviser and that the proposed advisory fees were negotiated between the relevant Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by advisers to other clients and that the Manager believes that the fees agreed upon with each Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio (or the portion thereof) that would be sub-advised, that the proposed advisory fee for the relevant Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the anticipated level of profits to be realized by the Manager in connection with the operation of each Portfolio. The Manager represented that, as new portfolios with no prior operations, the Portfolios were not expected to be profitable to the Manager initially because of their anticipated small initial asset base. As a result, the Board did not consider the Manager’s estimated profitability to be excessive at this time, but noted that they periodically would evaluate profitability as the assets of the Portfolios increase over time. With respect to the Advisory Agreements, the Board considered, with respect to each Portfolio, the estimated impact of the proposed advisory fee on the profitability of the Manager. The Board noted that the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Advisory Agreements. The Board acknowledged the Manager’s view of Adviser profitability noting the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and that the fees paid to the Advisers are the product of negotiations with the Manager and reflect the Manager’s and Advisers’ acceptable levels of profitability based on the particular circumstances in each case for each of them. The Board further noted that each Adviser’s fee is paid by the Manager and not the Portfolio.

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Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed management fee schedule for the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee without any fee waiver or expense reimbursement from the Manager, and (iv) reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the portfolios and their shareholders. The Board noted that the Manager had agreed to assume certain expenses of each Portfolio by making payments or waiving all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratio does not exceed certain levels as set forth in the prospectus in light of the fact that each Portfolio is a new portfolio and initially would not have sufficient assets to maintain its expense ratio at a competitive level. In addition, the Board noted that the management fee schedules for certain Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase. With respect to those Portfolios whose management fee schedules did not contain breakpoints, the Board also considered the Manager’s explanation that the Portfolios were priced to scale and that the effect of this pricing strategy is that the Manager could lose money at lower Portfolio asset levels (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the early benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board also considered reinvestments in, and enhancements to, the services that the Manager has made over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Portfolios. In connection with its deliberations regarding the Advisory Agreements, the Board noted that the Manager had negotiated multiple breakpoints with each Adviser and that each Adviser’s fee would decrease as Portfolio assets under the Adviser’s management increase. The Board considered these factors, and the relationship they bear to the fee structure charged to a Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios once they commence operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Portfolio assets to determine whether economies of scale continued to be reflected in the Portfolio’s fee arrangements.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager would also serve as the administrator for the Portfolios and would receive compensation for acting in this capacity. In addition, the Board recognized that AXA Rosenberg, an affiliate of the Manager, would serve as the Adviser to the AXA/SmartBetaTM Equity Portfolio and would receive advisory fees that are paid by the Manager out of the fees that it earns from the Portfolio. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and would receive from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Aggressive-Alt 50 Portfolio and the All Asset Aggressive-Alt 75 Portfolio would invest in other (underlying) portfolios managed by the Manager and advised by advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios may be offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also considered that certain Portfolios would be subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

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The Board also noted that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to a Portfolio, may engage in soft dollar transactions. The Board considered information regarding each Adviser’s procedures for executing portfolio transactions for the Portfolio (or the portion thereof) that it would sub-advise and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. In addition, the Board recognized that AXA Rosenberg, an affiliate of the Manager, would serve as the Adviser to the AXA SmartBetaTM Equity Portfolio and would receive advisory fees that are paid by the Manager out of the fees that it earns from the Portfolio. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Adviser are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on December 10-11, 2013, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the Investment Advisory Agreements (each, an “Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”), which serves as the Trust’s investment manager, and each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolio	Agreement Approved by the Trust’s Board with respect to the Portfolio
EQ/High Yield Bond Portfolio	Advisory Agreement with Post Advisory Group, LLC

EQ/International Core PLUS Portfolio	Advisory Agreement with EARNEST Partners, LLC* (“EARNEST”)

EQ/Large Cap Core PLUS Portfolio	Advisory Agreement with Thornburg Investment Management, Inc.

EQ/Large Cap Value PLUS Portfolio	Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS”)*

*	The proposed Adviser currently serves as an investment sub-adviser for one or more other portfolios of the Trust (an “Existing Adviser”).

EQ/High Yield Bond Portfolio. The Board noted that FMG LLC proposed to appoint the Adviser shown in the table above as an additional adviser to the active allocated portion of the Portfolio.

EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, and EQ/Large Cap Value PLUS Portfolio. At a meeting held on December 10-11, 2013, the Board unanimously approved an Agreement and Plan of Reorganization and Termination pursuant to which each Portfolio would acquire all the assets of a corresponding series of AXA Premier VIP Trust (the “VIP Trust”) in exchange for Portfolio shares and the Portfolio’s assumption of all the liabilities of the corresponding series of the VIP Trust. Each proposed reorganization is subject to the approval of the shareholders of the affected series of the VIP Trust. With respect to each Portfolio, the Board noted that FMG LLC proposed to appoint the Adviser shown in the table above as an additional Adviser to the active allocated portion of the Portfolio. The Board also noted that the proposed Adviser for each Portfolio currently serves as an investment sub-adviser for that Portfolio’s corresponding series of the VIP Trust and would manage assets of the Portfolio in a manner substantially similar to the manner in which it currently manages assets for that corresponding series. The Board also noted that the proposed Advisers for EQ/International Core PLUS Portfolio and EQ/Large Cap Value PLUS Portfolio — EARNEST and MFS, respectively — also currently serve as investment sub-advisers for one or more other portfolios of the Trust. The Board noted that EQ/International Core PLUS Portfolio would be added, by amendment, to the existing Advisory Agreement between FMG LLC and EARNEST and that EQ/Large Cap Value PLUS Portfolio would be added, by amendment, to the existing Advisory Agreement between FMG LLC and MFS. In this regard, the Board noted that it had most recently approved the continuation of the existing Advisory Agreements between FMG LLC and the Existing Advisers at a meeting held on July 8-9, 2013.

All Portfolios. In reaching its decision to approve each Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and whether the Advisory Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and Advisory Agreement, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Adviser; (2) comparative performance information; (3) the level of the proposed advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) the “fall out”

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benefits to be realized by the proposed Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the proposed Adviser and its affiliates from their relationships with the Trust). In considering each Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the Advisers, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the relevant meeting. The Board also took into account information provided to the Trustees at prior Board meetings. As applicable, the information provided to the Trustees described, among other things, the services to be provided by the Advisers, as well as the Advisers’ investment personnel, proposed advisory fees, performance information, and other matters. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Advisory Agreements and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the Advisory Agreements and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meetings and during their deliberations regarding the Advisory Agreements, and also received materials discussing the legal standards applicable to their consideration of the Advisory Agreements. Although the Board approved the Advisory Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Advisory Agreement with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed advisory fee was fair and reasonable and that the approval of the Advisory Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Advisory Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the relevant Adviser. In addition to the investment performance information discussed below, the Board considered each relevant Adviser’s responsibilities with respect to the Portfolio (or the portion thereof) that it would sub-advise pursuant to the Advisory Agreement and each Adviser’s experience in serving, as applicable, as an investment sub-adviser for other portfolios of the Trust and for funds and/or accounts similar to the Portfolio that it would sub-advise. The Board considered that each Adviser would be responsible for making investment decisions for the Portfolio (or the portion thereof) that it would sub-advise, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio (or the portion thereof) that it would sub-advise; and performing related trading functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio (or the portion thereof) that it would sub-advise, as well as information regarding the background of each of the Adviser’s portfolio managers who would provide services to the Portfolio. In addition, the Board considered each Adviser’s best execution trading policies. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by each Existing Adviser was also based, in part, on the Board’s experience and familiarity with the Existing Adviser serving as a sub-adviser to other portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Existing Adviser to those other portfolios. Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the relevant Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Advisory Agreement.

Investment Performance. The Board received and reviewed each Adviser’s performance data in managing other funds and/or accounts, including, as applicable, other portfolios of the Trust or the VIP Trust (including the EQ/International Core PLUS, EQ/Large Cap Core PLUS, and EQ/Large Cap Value PLUS Portfolios’ corresponding series of the VIP Trust), with substantially similar investment objectives, policies, and strategies as the Portfolio (or the portion thereof) that it would sub-advise, as compared to an appropriate benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each Adviser’s expertise, resources, proposed methodology, and personnel for advising the Portfolio (or the portion thereof) that it would sub-advise. Based on its review, the Board determined, with respect to each Portfolio, that the performance data and related information supported a decision to approve the relevant Advisory Agreement.
Expenses. The Board considered the proposed advisory fee for the relevant Adviser with respect to each Portfolio (or portion thereof) in light of the nature, quality and extent of the overall services to be provided by the Manager and the relevant Adviser. In addition, the Board considered the relative levels of the advisory fee to be paid to the relevant Adviser with respect to each Portfolio and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Adviser, and

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the information prepared by management regarding the level of profits realized by the Manager in connection with the operation of the Portfolio. The Board also considered the proposed advisory fees in light of the fees that the Advisers normally charge under other advisory agreements with other clients. With respect to each of the EQ/International Core PLUS, EQ/Large Cap Core PLUS, and EQ/Large Cap Value PLUS Portfolios, the Board noted that the proposed advisory fee for each Adviser is the same as the advisory fee that the Adviser currently charges to the Portfolio’s corresponding series of the VIP Trust. With respect to EQ/High Yield Bond Portfolio, the Board noted that the proposed advisory fee for the Adviser is the same as the advisory fee that the Adviser currently charges to another portfolio of the VIP Trust for which the Adviser currently serves as an investment sub-adviser using the same investment mandate. The Board further noted that the Manager, and not a Portfolio, would pay the relevant Adviser and that the proposed advisory fees were negotiated between the relevant Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by advisers to other clients and that the Manager believes that the fees agreed upon with each proposed Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed advisory fee for the relevant Adviser is fair and reasonable.

Profitability and Costs. The Board also considered, with respect to each Portfolio, the estimated impact of the proposed advisory fee on the profitability of the Manager. The Board noted that the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Advisory Agreements. The Board acknowledged the Manager’s view of Adviser profitability noting the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and that the fees paid to the Advisers are the product of negotiations with the Manager and reflect the Manager’s and Advisers’ acceptable levels of profitability based on the particular circumstances in each case for each of them. The Board further noted that each Adviser’s fee is paid by the Manager and not the Portfolio.

Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed advisory fee schedule for each of EARNEST and MFS includes breakpoints that would reduce the advisory fee rate as Portfolio assets under the Adviser’s management increase, and that the proposed flat advisory fee rate for each of Post and Thornburg is lower than the advisory fee rate charged by the Adviser to comparable clients. The Board considered these factors, and the relationship they bear to the fee structure charged to a Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out Benefits. The Board also noted that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to a Portfolio, may engage in soft dollar transactions. The Board considered information regarding each Adviser’s procedures for executing portfolio transactions for the Portfolio (or the portion thereof) that it would sub-advise. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Adviser are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2013 (UNAUDITED)

At a meeting held on December 10-11, 2013, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved an Investment Management Agreement (the “Management Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and the Investment Advisory Agreements (each, an “Advisory Agreement” and together with the Management Agreement, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolios	Agreements Approved by the Trust’s Board with respect to the Portfolios

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)*

Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

Advisory Agreement with Marsico Capital Management, LLC* (“Marsico”)

Advisory Agreement with Scotia Institutional Asset Management US, Ltd. (formerly GCIC US Ltd.) (“Scotia”)

Advisory Agreement with T. Rowe Price Associates, Inc.*

Advisory Agreement with Westfield Capital Management Company, L.P. (“Westfield”)

Multimanager Core Bond Portfolio

Management Agreement with FMG LLC

Advisory Agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”)

Advisory Agreement with Pacific Investment Management Company LLC*

Advisory Agreement with SSgA Funds Management, Inc. (SSgA”)*

Multimanager Mid Cap Growth Portfolio

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein*

Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)*

Advisory Agreement with Franklin Advisers, Inc.*

Advisory Agreement with Wellington Management Company, LLP (“Wellington”)*

Multimanager Mid Cap Value Portfolio

Management Agreement with FMG LLC

Advisory Agreement with BlackRock*

Advisory Agreement with Diamond Hill Capital Management, Inc.*

Advisory Agreement with Knightsbridge Asset Management, LLC (“Knightsbridge”)

Advisory Agreement with Lord, Abbett & Co., LLC*

Multimanager Technology Portfolio	Management Agreement with FMG LLC Advisory Agreement with Allianz Global Investors U.S. LLC (“Allianz”) Advisory Agreement with SSgA* Advisory Agreement with Wellington*

*	The proposed Adviser currently serves as an investment sub-adviser for one or more other portfolios of the Trust (an “Existing Adviser”).

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The Board noted that each Portfolio would be created as a “shell” series of the Trust solely for the purposes of acquiring the assets and continuing the business investment operations of a corresponding series of AXA Premier VIP Trust (the “VIP Trust”) (a “shell reorganization”) and would not conduct any investment operations until after the closing of the shell reorganization. Each proposed shell reorganization is subject to the approval of the shareholders of the affected series of the VIP Trust. The Board also noted that FMG LLC currently serves as the investment manager for each Portfolio’s corresponding series of the VIP Trust pursuant to a management agreement between FMG LLC and the VIP Trust and, except as discussed below, would manage the assets of the Portfolio in a manner substantially similar to the manner in which it currently manages assets for that corresponding series. The Board noted that each Portfolio would be added, by amendment, to the existing Management Agreement between FMG LLC and the Trust. In this regard, the Board noted that it had most recently approved the continuation of the existing Management Agreement between FMG LLC and the Trust at a meeting held on July 8-9, 2013. The Board also noted that each proposed Adviser for each Portfolio currently serves as an investment sub-adviser for that Portfolio’s corresponding series of the VIP Trust and would manage the assets of the Portfolio in a manner substantially similar to the manner in which it currently manages assets for that corresponding series. The Board noted that, except for Allianz, BlackRock Financial, ClearBridge, Knightsbridge, Scotia, and Westfield, the proposed Advisers for the Portfolios also currently serve as investment sub-advisers for one or more other portfolios of the Trust. The Board noted that each Portfolio would be added, by amendment, to the existing Advisory Agreements between FMG LLC and the Existing Advisers proposed for that Portfolio. In this regard, the Board noted that it had most recently approved the continuation of the existing Advisory Agreements between FMG LLC and the Existing Advisers at a meeting held on July 8-9, 2013.

In reaching its decision to approve each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and Agreement, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the proposed Adviser and, where applicable, their respective affiliates; (2) comparative performance information; (3) the level of the Portfolio’s proposed management fee and advisory fees; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager, the proposed Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the proposed Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the Advisers, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the relevant meeting. The Board also took into account information provided to the Trustees at prior Board meetings. As applicable, the information provided to the Trustees described, among other things, the services to be provided by the Manager and the Advisers, as well as the Manager’s and the Advisers’ investment personnel, proposed management and advisory fees, performance information, and other matters. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreements and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the Agreements and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meetings and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. Although the Board approved the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Agreements with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed management fee and advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager and the relevant Advisers and their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Adviser’s responsibilities with respect to each Portfolio (or portion

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thereof). The Board also considered the Manager’s experience in serving as an investment adviser for other portfolios of the Trust and each Adviser’s experience, as applicable, in serving as an investment sub-adviser for other portfolios of the Trust and for funds and/or accounts similar to the Portfolios that it would sub-advise.

With respect to the Manager, the Board considered that the Manager would be responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers for the Portfolios; overseeing the Advisers’ selection of investments for the Portfolios (or the portions thereof); monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers, as well as information regarding the backgrounds of the personnel who would perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk. In addition, the Board considered the Manager’s best execution trading policies. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Manager was also based, in part, on periodic reports provided to the Board regarding the services provided by the Manager to other portfolios of the Trust.

In this regard, with respect to each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios, the Board also considered that the Manager, in its management of each Portfolio’s corresponding series of the VIP Trust, currently may employ various volatility management techniques, including the use of futures and options to manage equity exposure, but that the Manager would discontinue the use of these techniques in its management of each such corresponding series by the time of the series’ shell reorganization into its corresponding Portfolio, and the Manager would not employ these techniques in its management of each such Portfolio.

With respect to the Advisers, the Board considered that each Adviser would be responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it would sub-advise, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it would sub-advise; and performing related trading functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it would sub-advise, as well as information regarding the background of each of the Adviser’s portfolio managers who would provide services to the Portfolio(s). In addition, the Board considered each Adviser’s best execution trading policies. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by each Existing Adviser was also based, in part, on the Board’s experience and familiarity with the Existing Adviser serving as a sub-adviser to other portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Existing Adviser to those other portfolios.

The Board also considered the benefits that would be provided to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. The Board also considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates would provide to the Portfolios and their shareholders.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the Manager and the relevant Advisers were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreements.

Investment Performance. With respect to approval of the Management Agreements, the Board received and reviewed performance data for the Portfolios’ corresponding series of the VIP Trust. In this regard, the Board noted that, if shareholders of a Portfolio’s corresponding series of the VIP Trust approve the proposed shell reorganization, then the Portfolio would assume and publish the performance record of that corresponding series. The Board also considered the Manager’s expertise, resources, proposed methodology and personnel for managing the Portfolios. Based on its review, the Board determined that the Manager’s performance and other related data supported a decision to approve the Management Agreement with respect to each Portfolio.

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With respect to approval of the Advisory Agreements, the Board received and reviewed each Adviser’s performance data in managing other funds and/or accounts, including, as applicable, other portfolios of the Trust or the VIP Trust (including the Portfolios’ corresponding series of the VIP Trust), with substantially similar investment objectives, policies, and strategies as the Portfolio(s) (or the portion(s) thereof) that it would sub-advise, as compared to an appropriate benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each Adviser’s expertise, resources, proposed methodology, and personnel for advising the Portfolio(s) (or the portion(s) thereof). Based on its review, the Board determined, with respect to each Portfolio (or the portion thereof), that the performance data and related information supported a decision to approve the relevant Advisory Agreements.

Expenses. The Board considered each Portfolio’s proposed management fee and advisory fees in light of the nature, quality and extent of the overall services to be provided by the Manager and the relevant Advisers. In addition, the Board considered the relative levels of the advisory fee to be paid to an Adviser with respect to a Portfolio and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the Adviser and the information prepared by management regarding the level of profits realized by the Manager in connection with the operation of the Portfolio’s corresponding series of the VIP Trust. The Board considered that all fees and expenses of each Portfolio are explicitly disclosed in the Portfolio’s offering documents.

With respect to the Management Agreements, the Board also considered the proposed management fee schedules relative to the management fee schedules of other portfolios managed by the Manager, including the Portfolios’ corresponding series of the VIP Trust. The Board also considered information provided by the Manager comparing the proposed management fee rate for each Portfolio to the fee rates charged by other investment managers for comparable funds. The Board further considered that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees to limit each Portfolio’s total expense ratios to certain levels as set forth in its prospectus. Based on its review, the Board determined that the Manager’s proposed fee rate for each Portfolio is fair and reasonable.

With respect to the Advisory Agreements, the Board also considered the proposed advisory fees in light of the fees that the Advisers normally charge under other advisory agreements with other clients. With respect to each Portfolio, the Board noted that the proposed advisory fee for each Adviser is the same as, or lower than, the advisory fee that the Adviser currently charges to the Portfolio’s corresponding series of the VIP Trust. The Board further noted that the Manager, and not a Portfolio, would pay the relevant Adviser and that the proposed advisory fees were negotiated between the relevant Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by advisers to other clients and that the Manager believes that the fees agreed upon with each proposed Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio (or portion thereof), that the proposed advisory fee for the relevant Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Portfolios’ corresponding series of the VIP Trust. In this respect, the Board reviewed profitability information setting forth the Manager’s and its affiliates’ profits in providing management and other services to each of the corresponding series of the VIP Trust during the 12-month period ended December 31, 2012, which was the most recent fiscal year for the Manager. The Manager informed the Board that the corresponding series of the VIP Trust utilized a volatility management strategy which would not be utilized by the Portfolios. The Manager noted that there was a positive impact to its profitability for not incurring the costs of employing the volatility management strategy in the Portfolios.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each corresponding series of the VIP Trust, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Trust’s portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to a portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board

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also took into account management’s ongoing costs and expenditures in providing and improving services for the portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. The Board noted that the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Advisory Agreements. The Board acknowledged the Manager’s view of Adviser profitability noting the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and that the fees paid to the Advisers are the product of negotiations with the Manager and reflect the Manager’s and Advisers’ acceptable levels of profitability based on the particular circumstances in each case for each of them. The Board further noted that each Adviser’s fee is paid by the Manager and not the Portfolio. The Board also noted that with respect to AllianceBernstein, which is an affiliate of the Manager, profitability is separately addressed.

Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed management, administrative and advisory fee schedules with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the Manager had agreed to assume certain expenses of the Portfolios by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus.

In addition, the Board noted that the proposed management and administrative fee schedules for each Portfolio include breakpoints that would reduce the management and administrative fee rates as Portfolio assets increase. The Board noted that the management fee breakpoints for the VIP Trust’s equity and fixed income portfolios differ slightly from the management fee breakpoints for the Trust’s equity and fixed income portfolios, and that the Manager proposed that the Trust’s breakpoints be approved for the Portfolios. The Board further noted that the Manager anticipated that, based on current asset levels, at the time of the shell reorganizations the only Portfolio that would be immediately impacted by the breakpoint changes would be Multimanager Aggressive Equity Portfolio. In this regard, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed to reduce the first management fee breakpoint for Multimanager Aggressive Equity Portfolio from 0.60% of the Portfolio’s average daily net assets to 0.58% of the Portfolio’s average daily net assets. The Board also noted that the first administrative fee breakpoint in the VIP Trust’s fee schedule for “multi-advised portfolios” (including the Portfolios’ corresponding series of the VIP Trust) differs slightly from the first administrative fee breakpoint in the Trust’s fee schedule for “hybrid portfolios” (including the Portfolios), and that the Manager proposed that the Trust’s fee schedule be approved for the Portfolios. The Board further noted that the Manager anticipated that, based on current assets in the Trust’s “hybrid portfolios” category, at the time of the shell reorganizations the Portfolios would experience a reduction in their administrative fees. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that it and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios.

In addition, the Board noted that the proposed advisory fee schedule for each Adviser, other than AllianceBernstein (in the case of Multimanager Aggressive Equity Portfolio), BlackRock, Knightsbridge, and Marsico, includes breakpoints that would reduce the advisory fee rate as Portfolio assets under the Adviser’s management increase. With respect to each Portfolio (other than Multimanager Technology Portfolio), the Board also noted that the proposed advisory fee schedule for certain Advisers will aggregate the assets managed by the Adviser in the Portfolio and in one or more other portfolios for which the Manager serves as investment manager and the Adviser serves as investment sub-adviser.

The Board considered these factors, and the relationship they bear to the fee structure charged to a Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also would serve as the administrator for the Portfolios and would receive compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, would serve as the Adviser to the Multimanager Aggressive Equity and Multimanager Mid Cap Growth Portfolios and would receive advisory fees

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that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and would receive from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios would be offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

The Board also noted that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to a Portfolio, may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it would sub-advise and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Adviser are fair and reasonable.

1222

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2013, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Moderate Growth-Alt 15	23.58%	$800	$10,612	$13,388
All Asset Growth-Alt 20	20.82	56,965	754,365	12,560,820
All Asset Aggressive-Alt 25	30.99	1,059	14,121	11,250
All Asset Aggressive-Alt 50	27.85	546	7,403	40,839
All Asset Aggressive-Alt 75	22.36	250	3,346	23,522
AXA Ultra Conservative Strategy	13.46	81	1,371	2,446
AXA Conservative Strategy	12.69	17,907	302,922	1,271,798
AXA Conservative Growth Strategy	17.37	59,550	998,112	3,255,566
AXA Balanced Strategy	19.26	157,439	2,663,224	8,378,382
AXA Moderate Growth Strategy	20.39	410,073	6,936,761	22,666,997
AXA Growth Strategy	21.42	215,188	3,640,104	9,713,045
AXA Aggressive Strategy	21.31	76,077	1,286,911	1,740,272
EQ/Franklin Templeton Allocation	79.87	408,706	6,214,963	—
EQ/Energy ETF	96.28	—	—	—
EQ/International ETF	0.00	—	—	14,010,222
EQ/Low Volatility Global ETF	0.00	—	—	158
AXA SmartBetaTM Equity	100.00	—	—	—
AXA Tactical Manager 500	30.91	—	—	174,559,875
AXA Tactical Manager 400	34.12	—	—	17,851,837
AXA Tactical Manager 2000	15.45	—	—	114,074,488
AXA Tactical Manager International	0.00	1,051,875	17,793,452	24,843,750
ATM International	0.00	2,813,712	44,942,278	42,143,011
ATM Large Cap	24.62	—	—	334,922,131
ATM Mid Cap	16.22	—	—	57,013,679
ATM Small Cap	7.07	—	—	148,998,406
EQ/AllianceBernstein Dynamic Wealth Strategies	15.60	—	—	18,338,540
EQ/AllianceBernstein Short Duration Government Bond	0.00	—	—	—
EQ/AllianceBernstein Short-Term Bond	0.00	—	—	—
EQ/AllianceBernstein Small Cap Growth	42.80	—	—	174,779,751
EQ/AXA Franklin Small Cap Value Core	100.00	—	—	—
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/Boston Advisors Equity Income	57.85	—	—	71,250,649
EQ/Calvert Socially Responsible	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Convertible Securities	0.00	—	—	—
EQ/Core Bond Index	0.00	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Emerging Markets Equity PLUS	100.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	—
EQ/Equity Growth PLUS	100.00	—	—	—
EQ/Franklin Core Balanced	45.42	—	—	—
EQ/GAMCO Mergers and Acquisitions	20.51	—	—	3,149,297
EQ/GAMCO Small Company Value	100.00	—	—	128,817,760

1223

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Global Bond PLUS	0.00%	$—	$—	$4,121,441
EQ/Global Multi-Sector Equity	66.49	2,125,721	31,541,316	—
EQ/High Yield Bond	19.79	—	—	—
EQ/Intermediate Government Bond	0.00	—	—	—
EQ/International Core PLUS	0.00	1,709,506	29,186,739	—
EQ/International Equity Index	0.00	3,466,625	51,292,465	—
EQ/International Value PLUS	2.33	2,208,608	30,050,880	—
EQ/Invesco Comstock	100.00	—	—	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Core PLUS	27.06	—	—	53,979,596
EQ/Large Cap Growth Index	100.00	—	—	58,341,196
EQ/Large Cap Growth PLUS	100.00	—	—	—
EQ/Large Cap Value Index	100.00	—	—	—
EQ/Large Cap Value PLUS	100.00	—	—	—
EQ/Lord Abbett Large Cap Core	100.00	—	—	11,105,542
EQ/MFS International Growth	0.00	2,579,780	31,928,850	12,867,919
EQ/Mid Cap Index	100.00	—	—	—
EQ/Mid Cap Value PLUS	100.00	—	—	—
EQ/Money Market	0.00	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	25,688,156
EQ/Morgan Stanley Mid Cap Growth	17.10	—	—	46,898,422
EQ/Mutual Large Cap Equity	100.00	—	—	—
EQ/Natural Resources PLUS	51.40	—	—	—
EQ/Oppenheimer Global	45.01	526,337	5,722,218	—
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	1.34	—	—	—
EQ/Real Estate PLUS	0.00	—	—	—
EQ/Small Company Index	79.84	—	—	71,810,611
EQ/T. Rowe Price Growth Stock	0.00	—	—	—
EQ/Templeton Global Equity	61.37	732,905	11,144,870	—
EQ/UBS Growth and Income	100.00	—	—	—
EQ/Wells Fargo Omega Growth	10.68	—	—	61,831,752

1224

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (55)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	113	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

1225

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (74)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	77	From 1994 to 2006, Director of Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	77	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; 1989- 1996, Assistant Treasurer, International Paper Company.	77

2011-2012, Director,

and from 2012 to

present Advisory

Committee Member

M&T Corporation;

from 2007-2011,

Director and member

of the Audit

Committee and

Compensation

Committee,

Wilmington Trust

Corporation;

Advisory Board

member Northern

Trust Company and

Goldman Sachs

Management Groups

2008-2010.

William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (78)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC.	77	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to 2011, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.

1226

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	77	None
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC a private equity firm; from 2009 to 2012 Chief Investment Officer, Sun America Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc. Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc.	77	2012 to present, Director, Achaean Financial Group; 2011 to 2012, Director US Life Insurance Company in the City of New York
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 71	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	77	From 1997 to 2012, Director, LoJack Corporation.

1227

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	77	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund. From October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (62)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	77	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	77	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

1228

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (55)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (58)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 525 Washington Boulevard, Jersey City, New Jersey 07310 (46)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (52)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (39)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
James Kelly 525 Washington Boulevard, Jersey City, New Jersey 07310 (45)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (52)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga 525 Washington Boulevard, Jersey City, New Jersey 07310 (35)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG.
Lisa Perrelli 525 Washington Boulevard, Jersey City, New Jersey 07310 (39)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of AXA Equitable’s FMG.

1229

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and Associate General Counsel of AXA Equitable.
Gariel Nahoum 1290 Avenue of the Americas, New York, New York 10104 (30)	Vice President and Assistant Secretary	From December 2011 to present	From June 2012 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2011 to June 2012, Vice President and Secretary of FMG LLC; from August 2011 to present, Senior Director and Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (50)	Vice President	From March 2011 to present	From June 2012 to present, Vice President FMG LLC, from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (28)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (51)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (50)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1230

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1231

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Athanassiades and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2013 $2,921,366 and fiscal year 2012 $1,834,136.

(b)	Audit-Related Fees for fiscal year 2013 $208,720 and fiscal year 2012 $307,639.

(c)	Tax Fees for fiscal year 2013 $446,653 and fiscal year 2012 $623,985.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2013 $10,000 and fiscal year 2012 $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2013 $5,769,484

For fiscal year 2012 $6,270,238

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
February 28, 2014

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
February 28, 2014